    As filed with the Securities and Exchange Commission on March 13, 2006
                                           1933 Act Registration No. 333-131510

================================================================================

               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               -----------------

                                  Form N-14AE

                               -----------------

                       REGISTRATION STATEMENT UNDER THE
                            SECURITIES ACT OF 1933


                   [ ]  Pre-Effective      [X]  Post-Effective
                        Amendment No.           Amendment No. 1.


                               -----------------

                          MET INVESTORS SERIES TRUST
                      (Legg Mason Value Equity Portfolio)
              [Exact Name of Registrant as Specified in Charter]

                               -----------------

                Area Code and Telephone Number: (800) 848-3854

                           5 Park Plaza - Suite 1900
                           Irvine, California 92614
                   (Address of Principal Executive Offices)

                              Elizabeth M. Forget
                                   President
                          Met Investors Series Trust
                                 5 Park Plaza
                                  Suite 1900
                           Irvine, California 92614
                    (Name and Address of Agent for Service)

                               -----------------

                       Copies of All Correspondence to:
                            Robert N. Hickey, Esq.
                           Sullivan & Worcester LLP
                              1666 K Street, N.W.
                            Washington, D.C. 20006

                               -----------------


   It is proposed that this filing will become effective:

[X]immediately on filing pursuant to paragraph (b)
[_]on ____ pursuant to paragraph (b)
[_]60 days after filing pursuant to paragraph (a)(1)
[_]on ____ pursuant to paragraph (a)(1)
[_]75 days after filing pursuant to paragraph (a)(2)
[_]on ____ pursuant to paragraph (a)(2) of Rule 485
[_]This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


================================================================================

                        METROPOLITAN SERIES FUND, INC.
                              501 Boylston Street
                          Boston, Massachusetts 02116

                                 March 6, 2006


Dear Contract Owner:


   As an Owner of a variable annuity or variable life insurance contract (the "Contract") issued by Metropolitan Life Insurance Company, New England Life Insurance Company, MetLife Investors USA Insurance Company, MetLife Investors Insurance Company and General American Life Insurance Company (each an "Insurance Company"), you have the right to instruct the Insurance Company how to vote certain shares of the MFS Investors Trust Portfolio ("MFS Investors Trust") of the Metropolitan Series Fund, Inc. (the "Fund") at a Special Meeting of Shareholders to be held on April 12, 2006. Although you are not directly a shareholder of MFS Investors Trust, some or all of your Contract value is invested, as provided by your Contract, in MFS Investors Trust. Accordingly, you have the right under your Contract to instruct the Insurance Company how to vote MFS Investors Trust's shares that are attributable to your Contract at the Special Meeting. Before the Special Meeting, I would like your vote on the important proposal described in the accompanying Prospectus/Proxy Statement.

   The Prospectus/Proxy Statement describes the proposed reorganization of MFS Investors Trust. All of the assets of MFS Investors Trust would be acquired by Legg Mason Value Equity Portfolio ("Legg Mason Value Equity"), a series of Met Investors Series Trust, in exchange for shares of Legg Mason Value Equity and the assumption by Legg Mason Value Equity of the liabilities of MFS Investors Trust. Legg Mason Value Equity's investment objective and investment strategies are similar to those of MFS Investors Trust.

   You will receive Class A, Class B or Class E shares, as the case may be, of Legg Mason Value Equity having an aggregate net asset value equal to the aggregate net asset value of your MFS Investors Trust's shares. Details about Legg Mason Value Equity's investment objective, performance, and management team are contained in the attached Prospectus/Proxy Statement. For federal income tax purposes, the transaction is expected to be a non-taxable event for shareholders and Owners.

   The Board of Directors has approved the proposal for MFS Investors Trust and recommends that you instruct the Insurance Company to vote FOR the proposal.


   I realize that this Prospectus/Proxy Statement will take time to review, but your vote is very important. Please take the time to familiarize yourself with the proposal. If you attend the meeting, you may give your voting instructions in person. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed voting instructions form in the enclosed postage-paid envelope. You may also transmit your voting instructions through the Internet. Instructions on how to complete the voting instructions form or vote through the Internet are included immediately after the Notice of Special Meeting.

   If you have any questions about the voting instructions form please call the Fund at 1-800-638-7732. If we do not receive your completed voting instructions form or your Internet vote within several weeks, you may be contacted by Computershare Fund Services, our proxy solicitor, who will remind you to pass on your voting instructions.

   Thank you for taking this matter seriously and participating in this important process.

                                                  Sincerely,

                                                  /s/ Hugh C. McHaffie
                                                  ------------------------------
                                                  Hugh C. McHaffie
                                                  President & Chief Executive
                                                    Officer
                                                  Metropolitan Series Fund, Inc.

                        METROPOLITAN SERIES FUND, INC.
                              501 Boylston Street
                          Boston, Massachusetts 02116

                         MFS INVESTORS TRUST PORTFOLIO

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         To Be Held on April 12, 2006

To the Shareholders of Metropolitan Series Fund, Inc.:

   NOTICE IS HEREBY GIVEN THAT a Special Meeting of the Shareholders of the MFS Investors Trust Portfolio of Metropolitan Series Fund, Inc. (the "Fund"), a Maryland corporation, will be held at the offices of Met Investors Series Trust, 260 Madison Avenue, 10th Floor, New York, New York 10016 on April 12, 2006 at 10:00 a.m. Eastern time and any adjournments thereof (the "Special Meeting") for the following purpose:


   1. To consider and act upon an Agreement and Plan of Reorganization (the "Plan") providing for the acquisition of all of the assets of MFS Investors Trust Portfolio ("MFS Investors Trust") by Legg Mason Value Equity Portfolio ("Legg Mason Value Equity"), a series of Met Investors Series Trust, in exchange for shares of Legg Mason Value Equity and the assumption by Legg Mason Value Equity of the liabilities of MFS Investors Trust. The Plan also provides for distribution of these shares of Legg Mason Value Equity to shareholders of MFS Investors Trust in liquidation and subsequent termination of MFS Investors Trust. A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of MFS Investors Trust.


   The Board of Directors has fixed the close of business on January 31, 2006 as the record date for determination of shareholders entitled to notice of and to vote at the Special Meeting.

                                                  By order of the Board of
                                                    Directors

                                                  /s/ Thomas M. Lenz
                                                  ------------------------------
                                                  Thomas M. Lenz
                                                  Secretary
                                                  Metropolitan Series Fund, Inc.


March 6, 2006


CONTRACT OWNERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING VOTING INSTRUCTIONS FORM IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR FOLLOW THE INSTRUCTIONS IN THE MATERIALS RELATING TO INTERNET VOTING. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE VOTING INSTRUCTIONS FORM ARE SET FORTH IMMEDIATELY FOLLOWING THIS NOTICE. IT IS IMPORTANT THAT THE FORM BE RETURNED PROMPTLY.

               INSTRUCTIONS FOR SIGNING VOTING INSTRUCTIONS FORM

   The following general rules for signing voting instructions forms may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your voting instructions form properly.

   1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the voting instructions form.

   2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the voting instructions form.

   3. ALL OTHER ACCOUNTS: The capacity of the individual signing the voting instructions form should be indicated unless it is reflected in the form of registration. For example:

   REGISTRATION                                 VALID SIGNATURE
   ------------                                 ---------------

   CORPORATE ACCOUNTS
   __________________

   (1) ABC Corp................................ ABC Corp.

   (2) ABC Corp................................ John Doe, Treasurer

   (3) ABC Corp.
       c/o John Doe, Treasurer................. John Doe

   (4) ABC Corp. Profit Sharing Plan........... John Doe, Trustee

   TRUST ACCOUNTS
   ______________

   (1) ABC Trust............................... Jane B. Doe, Trustee

   (2) Jane B. Doe, Trustee
       u/t/d 12/28/78.......................... Jane B. Doe

   CUSTODIAL OR ESTATE ACCOUNTS
   ____________________________

   (1) John B. Smith, Cust.
       f/b/o John B. Smith, Jr. UGMA........... John B. Smith

   (2) Estate of John B. Smith................. John B. Smith, Jr., Executor

INSTRUCTIONS FOR VOTING OVER THE INTERNET

To vote your voting instructions form via the Internet follow the four easy steps below.

1. Read the accompanying proxy information and voting instructions form.

2. Go to https://vote.proxy-direct.com.

3. Enter the 14-digit "CONTROL NO." from your voting instructions form.

4. Follow the simple online instructions.

You do not need to return your voting instructions form if you vote via the Internet.

                            ACQUISITION OF ASSETS OF

                          MFS INVESTORS TRUST PORTFOLIO
                                   a series of
                         METROPOLITAN SERIES FUND, INC.
                               501 Boylston Street
                           Boston, Massachusetts 02116
                                 (800) 638-7732

                        BY AND IN EXCHANGE FOR SHARES OF

                        LEGG MASON VALUE EQUITY PORTFOLIO
                                   a series of
                           MET INVESTORS SERIES TRUST
                                  5 Park Plaza
                                   Suite 1900
                            Irvine, California 92614
                                 (800) 848-3854

                           PROSPECTUS/PROXY STATEMENT


                               DATED MARCH 6, 2006


     This Prospectus/Proxy Statement is being furnished in connection with the proposed Agreement and Plan of Reorganization (the "Plan") which will be submitted to shareholders of MFS Investors Trust Portfolio ("MFS Investors Trust") for consideration at a Special Meeting of Shareholders to be held on April 12, 2006 at 10:00 a.m. Eastern time at the offices of Met Investors Series Trust, 260 Madison Avenue, 10th Floor, New York, New York 10016, and any adjournments thereof (the "Meeting").

                                     GENERAL

     The Board of Directors of Metropolitan Series Fund, Inc. (the "Fund") has approved the proposed reorganization of MFS Investors Trust, which is a series of the Fund, into Legg Mason Value Equity Portfolio ("Legg Mason Value Equity"), a series of Met Investors Series Trust (the "Trust"). MFS Investors Trust and Legg Mason Value Equity are sometimes referred to in this Prospectus/Proxy Statement individually as a "Portfolio" and collectively as the "Portfolios."

     Metropolitan Life Insurance Company, a New York life insurance company ("MetLife"), and its affiliates, New England Life Insurance Company, MetLife Investors USA Insurance Company, MetLife Investors Insurance Company and General American Life Insurance Company (individually an "Insurance Company" and collectively the "Insurance Companies") are the record owners of MFS Investors Trust's shares and at the Meeting will vote the shares of the Portfolio held in their separate accounts.

     As an owner of a variable life insurance or annuity contract (a "Contract") issued by an Insurance Company, you have the right to instruct the Insurance Company how to vote the shares of MFS Investors Trust that are attributable to your Contract at the Meeting. Although you are not directly a shareholder of MFS Investors Trust, you have this right because some or all of your Contract value is invested, as provided by your Contract, in MFS Investors Trust. For simplicity, in this Prospectus/Proxy Statement:

     . "Record Holder" of MFS Investors Trust refers to each Insurance Company which holds MFS Investors Trust's shares of record, unless indicated otherwise in this Prospectus/Proxy Statement;

     . "shares" refers generally to your shares of beneficial interest in the Portfolio; and

     .    "shareholder" or "Contract Owner" refers to you.

     In the reorganization, all of the assets of MFS Investors Trust will be acquired by Legg Mason Value Equity in exchange for Class A, Class B and Class E shares of Legg Mason Value Equity and the assumption by Legg Mason Value Equity of the liabilities of MFS Investors Trust (the "Reorganization"). If the Reorganization is approved, Class A, Class B and Class E shares of Legg Mason Value Equity will be distributed to each Record Holder in liquidation of MFS Investors Trust, and MFS Investors Trust will be terminated as a series of the Fund. You will then hold that number of full and fractional shares of Legg Mason Value Equity which have an aggregate net asset value equal to the aggregate net asset value of your shares of MFS Investors Trust.

     MFS Investors Trust is a separate diversified series of the Fund, a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Legg Mason Value Equity is a separate non-diversified series of the Trust, a Delaware statutory trust, which is also an open-end management investment company registered under the 1940 Act. The primary investment objective of MFS Investors Trust is similar to that of Legg Mason Value Equity, as follows:

       Portfolio                           Investment Objective
       ---------                           --------------------
MFS Investors Trust       Long-term growth of capital with a secondary objective
                          of reasonable current income.

Legg Mason Value Equity   Long-term growth of capital.


     The investment strategies for MFS Investors Trust are similar to those for Legg Mason Value Equity. There are some differences, however. MFS Investors Trust may invest a greater percentage of its assets in non-equity securities than Legg Mason Value Equity. In addition, MFS Investors Trust invests in companies that exhibit both growth and value characteristics while Legg Mason Value Equity invests in companies that exhibit value characteristics. Unlike MFS Investors Trust, Legg Mason Value Equity is non-diversified. A non-diversified portfolio may invest its assets in a smaller number of issuers than a diversified portfolio, making the non-diversified porfolio more susceptible to any single economic, political or regulatory event affecting those issuers than a diversified portfolio.

     This Prospectus/Proxy Statement explains concisely the information about Legg Mason Value Equity that you should know before voting on the Reorganization. Please read it carefully and keep it for future reference. Additional information concerning each Portfolio and the Reorganization is contained in the documents described below, all of which have been filed with the Securities and Exchange Commission ("SEC"):

Information about MFS Investors Trust:   How to Obtain this Information:
--------------------------------------   -------------------------------
Prospectus of the Fund relating to MFS   Copies are available upon request and
Investors Trust, dated May 1, 2005       without charge if you:

Statement of Additional Information of   .    Write to the Fund at the address
the Fund relating to MFS Investors            listed on the cover page of this
Trust, dated May 1, 2005                      Prospectus/Proxy Statement; or

Annual Report of the Fund relating to    .    Call (800) 638-7732 toll-free.
MFS Investors Trust, for the year
ended December 31, 2005

Information about Legg Mason Value
Equity:                                  How to Obtain this Information:
----------------------------------       -------------------------------
Prospectus of the Trust relating to      A copy is available upon request and
Legg Mason Value Equity, dated           without charge if you:
November 1, 2005, WHICH ACCOMPANIES
THIS PROSPECTUS/PROXY STATEMENT

Statement of Additional Information of   .    Write to the Trust at the address
the Trust relating to Legg Mason Value        listed on the cover page of this
Equity, dated May 1, 2005, as                 Prospectus/Proxy Statement; or
supplemented on November 1, 2005

Annual Report of the Trust relating to   .    Call (800) 848-3854 toll-free.
Legg Mason Value Equity, for the
period ended December 31, 2005


Information about the Reorganization:    How to Obtain this Information:
-------------------------------------    -------------------------------
Statement of Additional Information      A copy is available upon request and
dated March 6, 2006, which relates to    without charge if you:
this Prospectus/Proxy Statement
and the Reorganization


                                         .    Write to the Trust at the address
                                              listed on the cover page of this
                                              Prospectus/Proxy Statement; or

                                         .    Call (800) 848-3854 toll-free.

     You can also obtain copies of any of these documents without charge on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F. Street, N.E., Washington, D.C. 20549.


     Information relating to MFS Investors Trust contained in the Prospectus of the Fund dated May 1, 2005 (SEC File No. 811-03618) is incorporated by reference in this document. (This means that such information is legally considered to be part of this Prospectus/Proxy Statement.) Information relating to Legg Mason Value Equity contained in the Prospectus of the Trust dated November 1, 2005 (SEC File No. 811-10183) also is incorporated by reference in this document. The Statement of Additional Information dated March 6, 2006 relating to this Prospectus/Proxy Statement and the Reorganization includes the financial statements of the Fund relating to MFS Investors Trust for the year ended December 31, 2005 and the financial statements of the Trust relating to Legg Mason Value Equity for the period ended December 31, 2005.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS/PROXY STATEMENT IS ACCURATE OR ADEQUATE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.

     AN INVESTMENT IN LEGG MASON VALUE EQUITY THROUGH A CONTRACT:

..    is not a deposit of, or guaranteed by, any bank
..    is not insured by the FDIC, the Federal Reserve Board or any other government agency
..    is not endorsed by any bank or government agency
..    involves investment risk, including possible loss of the purchase payment of your original investment

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
SUMMARY..................................................................      6
   Why is the Reorganization being proposed?.............................      6
   What are the key features of the Reorganization?......................      6
   After the Reorganization, what shares of Legg Mason Value Equity
      will I own?........................................................      7
   How will the Reorganization affect me?................................      7
   Will I be able to purchase and redeem shares, change my investment
      options, annuitize and receive distributions the same way?.........      8
   How do the Directors recommend that I vote?...........................      8
   How do the Portfolios' investment objectives, principal investment
      strategies and risks compare?......................................      8
   How do the Portfolios' fees and expenses compare?.....................     11
   How do the Portfolios' performance records compare?...................     14
   Who will be the Adviser and Portfolio Manager of my Portfolio after the Reorganization?  What will the management and advisory fees
      be after the Reorganization?.......................................     16
   What will be the primary federal tax consequences of the
      Reorganization?....................................................     18
RISKS....................................................................     19
   Are the risk factors for the Portfolios similar?......................     19
   What are the primary risks of investing in each Portfolio?............     19
   Are there any other risks of investing in each Portfolio?.............     23
INFORMATION ABOUT THE REORGANIZATION.....................................     23
   Reasons for the Reorganization........................................     23
   Agreement and Plan of Reorganization..................................     25
   Federal Income Tax Consequences.......................................     26
   Pro Forma Capitalization..............................................     28
   Distribution of Shares................................................     29
   Purchase and Redemption Procedures....................................     30
   Exchange Privileges...................................................     30
   Dividend Policy.......................................................     30
COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS..........................     31
   Form of Organization..................................................     31
   Capitalization........................................................     31
   Shareholder Liability.................................................     32
   Shareholder Meetings and Voting Rights................................     32
   Liquidation...........................................................     33
   Liability and Indemnification of Trustees/Directors...................     33
VOTING INFORMATION CONCERNING THE MEETING................................     34
   Shareholder Information...............................................     36
   Control Persons and Principal Holders of Securities...................     37
FINANCIAL STATEMENTS AND EXPERTS.........................................     37
LEGAL MATTERS............................................................     37
ADDITIONAL INFORMATION...................................................     38
OTHER BUSINESS...........................................................     38
EXHIBIT A Form of Agreement and Plan of Reorganization...................    A-1

                                    SUMMARY

     THIS SECTION SUMMARIZES THE PRIMARY FEATURES AND CONSEQUENCES OF THE REORGANIZATION. IT MAY NOT CONTAIN ALL OF THE INFORMATION THAT IS IMPORTANT TO YOU. TO UNDERSTAND THE REORGANIZATION, YOU SHOULD READ THIS ENTIRE PROSPECTUS/PROXY STATEMENT AND THE EXHIBITS.

     This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Prospectuses and Statements of Additional Information relating to the Portfolios and the form of the Agreement and Plan of Reorganization (the "Plan"), which is attached to this Prospectus/Proxy Statement as Exhibit A.

     WHY IS THE REORGANIZATION BEING PROPOSED?

     The Reorganization is being proposed because of the Insurance Companies' decision to no longer offer MFS Investors Trust as part of their product offerings. As a result of this decision, MFS Investors Trust's assets are expected to decrease, thereby preventing MFS Investors Trust from reaching a level of assets necessary to achieve operational efficiency. Although the Reorganization is not being proposed because of performance issues, the performance record of the retail mutual fund on which Legg Mason Value Equity is modeled has been better than that of MFS Investors Trust. Therefore, the Directors believe that the Reorganization is in the best interests of MFS Investors Trust's shareholders.

     WHAT ARE THE KEY FEATURES OF THE REORGANIZATION?

     The Plan sets forth the key features of the Reorganization. For a complete description of the Reorganization, see Exhibit A. The Plan generally provides for the following:

     . the transfer in-kind of all of the assets of MFS Investors Trust to Legg Mason Value Equity in exchange for Class A, Class B and Class E shares of Legg Mason Value Equity;

     . the assumption by Legg Mason Value Equity of all of the liabilities of MFS Investors Trust;

     . the liquidation of MFS Investors Trust by distribution of Class A, Class B and Class E shares of Legg Mason Value Equity to MFS Investors Trust's shareholders; and

     . the structuring of the Reorganization as a tax-free reorganization for federal income tax purposes.

     The Reorganization is expected to be completed on or about May 1, 2006.

     AFTER THE REORGANIZATION, WHAT SHARES OF LEGG MASON VALUE EQUITY WILL I
OWN?

     If you own Class A, Class B or Class E shares of MFS Investors Trust, you will own Class A, Class B or Class E shares, respectively, of Legg Mason Value Equity.

     The new shares you receive will have the same total value as your shares of MFS Investors Trust, as of the close of business on the day immediately prior to the Reorganization.

     HOW WILL THE REORGANIZATION AFFECT ME?

     It is anticipated that the Reorganization will benefit you as follows, although no assurance can be given that the Reorganization will result in any such benefits:

     . COST SAVINGS: Including the effect of existing expense waivers, the total operating expense ratio of Legg Mason Value Equity is less than the actual total operating expense ratio of MFS Investors Trust. Legg Mason Value Equity's expense ratio, as of December 31, 2005, was 0.80%, 1.05% and 0.95% for each of Class A, Class B and Class E shares, respectively, after expense waivers. MFS Investors Trust's expense ratio, also as of December 31, 2005, was 0.93%, 1.18% and 1.08% for each of Class A, Class B and Class E shares, respectively. In addition, the operating expenses of Legg Mason Value Equity may potentially decrease over the long term in comparison to those of MFS Investors Trust due to the spreading of fixed costs over a larger pool of assets.

     . OPERATING EFFICIENCIES: Upon the reorganization of MFS Investors Trust into Legg Mason Value Equity, operating efficiencies may be achieved by Legg Mason Value Equity because it will have a greater level of assets. As of December 31, 2005, MFS Investors Trust's total net assets were approximately $127.9 million. Legg Mason Value Equity, which commenced operations on November 1, 2005, had total net assets of approximately $8.1 million as of December 31, 2005.

     The Reorganization will not affect your Contract rights. The value of your Contract will remain the same immediately following the Reorganization. The Trust will sell its shares on a continuous basis at net asset value only to insurance companies and to employee benefit plans that are qualified plans under federal tax law. Each Insurance Company will keep the same separate account. Your Contract values will be allocated to the same separate account and that separate account will invest in Legg Mason Value Equity after the Reorganization. After the Reorganization your Contract values will depend on the performance of Legg Mason Value Equity rather than that of MFS Investors Trust. MFS Investors Trust will bear the costs of the Meeting, this proxy solicitation and any adjourned session. Such costs are ultimately borne by the Portfolio's shareholders.

     Like MFS Investors Trust, Legg Mason Value Equity will declare and pay dividends from net investment income and will distribute net realized capital gains, if any, to the Insurance Company separate accounts (not to you) once a year. These dividends and distributions will continue to be reinvested by your Insurance Company in additional Class A, Class B or Class E shares of Legg Mason Value Equity.

     WILL I BE ABLE TO PURCHASE AND REDEEM SHARES, CHANGE MY INVESTMENT OPTIONS, ANNUITIZE AND RECEIVE DISTRIBUTIONS THE SAME WAY?

     The Reorganization will not affect your right to purchase and redeem shares, to change among the Insurance Company's separate account options, to annuitize, and to receive distributions as permitted by your Contract. After the Reorganization, you will be able under your current Contract to purchase additional Class A, Class B or Class E shares, as applicable, of Legg Mason Value Equity. For more information, see "Purchase and Redemption Procedures," "Exchange Privileges" and "Dividend Policy" below.

     HOW DO THE DIRECTORS RECOMMEND THAT I VOTE?

     The Directors of the Fund, including the Directors who are not "interested persons" (the "Disinterested Directors"), as such term is defined in the 1940 Act, have concluded that the Reorganization would be in the best interests of the shareholders of MFS Investors Trust, and that their interests will not be diluted as a result of the Reorganization. Accordingly, the Directors have submitted the Plan for the approval of the shareholders of MFS Investors Trust.

      THE DIRECTORS RECOMMEND THAT YOU VOTE FOR THE PROPOSED REORGANIZATION

The Trustees of the Trust have also approved the Plan on behalf of Legg Mason Value Equity.

     HOW DO THE PORTFOLIOS' INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS COMPARE?

     The investment objective of MFS Investors Trust is similar to that of Legg Mason Value Equity, and the principal investment strategies of each Portfolio are similar. The investment objective of each Portfolio is non-fundamental, which means that it may be changed by vote of the Trustees/Directors and without shareholder approval.

     The following tables summarize a comparison of MFS Investors Trust and Legg Mason Value Equity with respect to their investment objectives and principal investment strategies, as set forth in the Prospectuses and Statements of Additional Information relating to the Portfolios.

             MFS INVESTORS TRUST

Investment   Long-term growth of capital with a secondary objective of
Objective    reasonable current income.

Principal    The Portfolio ordinarily invests at least 65% of its net assets in
Investment   equity securities, including preferred stocks and fixed-income
Strategies   securities convertible into equity securities.

             Although the Portfolio may invest in companies of any size, it focuses on companies with large market capitalizations (greater than $5 billion) that the subadviser believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow.

             The Portfolio also seeks to generate gross income equal to approximately 90% of the dividend yield on the S&P 500 Index. As of December 31, 2005, the Portfolio's dividend yield was 1.4%.

             The Portfolio may also invest up to 20% of its net assets in foreign securities, including American Depositary Receipts, through which it may have exposure to foreign currencies.

             Although not a principal investment strategy, the Portfolio may invest a limited amount of its assets in fixed-income securities.

             The Portfolio is classified as a "diversified" company under the 1940 Act, which means that it does not invest in a small number of companies.

             LEGG MASON VALUE EQUITY

Investment   Long-term growth of capital.
Objective

Principal    The Portfolio normally invests at least 80% of its net assets in
Investment   equity securities that the adviser believes offer the potential for
Strategies   capital growth.

             The Portfolio primarily invests in common stocks and may also invest in other types of equity securities, including preferred stocks and fixed-income securities convertible into equity securities.

             The Portfolio may invest in U.S. issuers and up to 25% of its net assets in foreign issuers.

             The Portfolio generally invests in companies with market capitalizations greater than $5 billion, but may invest in companies of any size.

             The adviser seeks to purchase securities at large discounts to the adviser's assessment of their intrinsic value.

             The Portfolio may invest up to 20% of its total assets in long-term debt securities of companies with similar characteristics to those listed above, including up to 10% of its total assets in debt securities rated below investment grade (or, if unrated, determined by the adviser to be of comparable quality) ("junk bonds").

             As of December 31, 2005, the Portfolio's dividend yield was 0.70%.

             The Portfolio is classified as a "non-diversified" company under the 1940 Act, which means that it could invest in a smaller number of companies than many other funds. Under normal circumstances, the adviser expects to invest in 30 to 60 companies.

     The principal risks of investing in Legg Mason Value Equity are similar to those of investing in MFS Investors Trust. They include:

     . MARKET RISK - a Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings.

     . MARKET CAPITALIZATION RISK - investments primarily in issuers in one market capitalization category (large, medium or small) carry the risk that due to current market conditions that category may be out of favor.

     . INVESTMENT STYLE RISK - different investment styles such as growth or value investing tend to shift in or out of favor, depending on market and economic conditions as well as investor sentiment.

     . FOREIGN INVESTMENT RISK - investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers are subject.

     . INTEREST RATE RISK - the value of investments in certain dividend paying stocks may decline when prevailing interest rates rise or increase when interest rates go down.

     . CREDIT RISK - the value of investments in debt securities may be adversely affected if an issuer fails to pay principal and interest on the obligation on a timely basis.

     FOR LEGG MASON VALUE EQUITY ONLY

     . NON-DIVERSIFICATION RISK - Because Legg Mason Value Equity may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio

     Each Portfolio may invest some or all of its assets in money market instruments or utilize other investment strategies as a temporary defensive measure during, or in anticipation of, adverse market conditions. This strategy, which would be employed only in seeking to avoid losses, is inconsistent with the Portfolios' principal investment objectives and strategies, and could result in lower returns and loss of market opportunities.

     For a detailed discussion of the Portfolios' risks, see the section entitled "Risks" below.

     The Portfolios have other investment policies, practices and restrictions which, together with their related risks, are also set forth in the Prospectus and Statement of Additional Information of each of the Portfolios.

     Although MFS Investors Trust and Legg Mason Value Equity have similar objectives and investment strategies, it is anticipated that the securities held by MFS Investors Trust may be sold in significant amounts in order to comply with the policies and investment practices of Legg Mason Value Equity in connection with the Reorganization. If such sales occur, the transaction costs will be borne by MetLife Advisers, LLC or one of its affiliates.

     HOW DO THE PORTFOLIOS' FEES AND EXPENSES COMPARE?

     MFS Investors Trust offers three classes of shares (Class A, Class B and Class E shares). Legg Mason Value Equity offers two classes of shares (Class A and Class B shares). Class E shares of Legg Mason Value Equity will first be offered in connection with the Reorganization. You will not pay any initial or deferred sales charge in connection with the Reorganization.

     The following tables allow you to compare the various fees and expenses that you may pay for buying and holding Class A, Class B and Class E shares of each of the Portfolios. The table entitled "Legg Mason Value Equity (Pro Forma)" shows you what fees and expenses are estimated to be assuming the Reorganization takes place.

     The amounts for the Class A, Class B and Class E shares of MFS Investors Trust set forth in the following table and the example are based on the expenses for MFS Investors Trust for the twelve-month period ended December 31, 2005, and the amounts for the Class A, Class B and Class E shares of Legg Mason Value Equity set forth in the following table and in the example are based on the expenses for Legg Mason Value Equity for the period ended December 31, 2005. The amounts for Class A, Class B and Class E shares of Legg Mason Value Equity (Pro Forma) set forth in the following table and in the example are based on what the expenses of Legg Mason Value Equity would have been for the period ended December 31, 2005, had the Reorganization taken place as of December 31, 2005.

     The shares of MFS Investors Trust and Legg Mason Value Equity are not charged any initial or deferred sales charge, or any other transaction fees.

THESE TABLES DO NOT REFLECT THE CHARGES AND FEES ASSESSED BY THE INSURANCE COMPANY UNDER YOUR CONTRACT.

Fees and Expenses (as a percentage of average daily net assets)
---------------------------------------------------------------

                                    MFS INVESTORS TRUST         LEGG MASON VALUE EQUITY
                                ---------------------------   ---------------------------
                                Class A   Class B   Class E   Class A   Class B   Class E
                                -------   -------   -------   -------   -------   -------
Management Fees                  0.75%     0.75%     0.75%      0.70%     0.70%     0.70%
Distribution and 12b-1 Fees      0.00%     0.25%     0.15%      0.00%     0.25%     0.15%
Other Expenses(1)(2)             0.18%     0.18%     0.18%      6.37%     6.37%     6.37%
Total Annual Portfolio
Operating Expenses Before
Expense Waiver / Repayment to
Manager                          0.93%     1.18%     1.08%      7.07%     7.32%     7.22%
Contractual Expense
(Waiver)/Repayment to Manager
Reimbursement(3)                 0.00%     0.00%     0.00%     -6.27%    -6.27%    -6.27%
Total Annual Portfolio
Operating Expenses After
Expense Waiver / Repayment to
Manager                          0.93%     1.18%     1.08%      0.80%     1.05%     0.95%

                                  LEGG MASON VALUE EQUITY
                                        (PRO FORMA)
                                ---------------------------
                                Class A   Class B   Class E
                                -------   -------   -------
Management Fees                   0.70%     0.70%     0.70%
Distribution and 12b-1 Fees       0.00%     0.25%     0.15%
Other Expenses                    0.13%     0.13%     0.13%
Total Annual Portfolio
Operating Expenses Before
Expense Waiver / Repayment to
Manager                           0.83%     1.08%     0.98%
Contractual Expense
(Waiver)/Repayment to Manager
Reimbursement(3)                 -0.03%    -0.03%    -0.03%

Total Annual Portfolio
Operating Expenses After
Expense Waiver / Repayment to
Manager                           0.80%     1.05%     0.95%

(1) MFS Investors Trust directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Operating Expenses would have been 0.92% for Class A shares, 1.17% for Class B shares and 1.07% for Class E shares.

(2) MetLife Advisers, LLC ("MetLife Advisers") has contractually agreed, for the period May 1, 2005 through April 30, 2006, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit total operating expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) to 1.00% for Class A shares, 1.25% for Class B shares and 1.15% for Class E shares. This subsidy, and similar subsidies in effect for earlier periods, are subject to the MFS Investors Trust's obligation to repay MetLife Advisers in future years, if any, when the Portfolio's expenses for any Class fall below the expense limit for that Class that was in effect at the time of the subsidy in question.

(3) Met Investors Advisory LLC (the "Manager") and the Trust have entered into an Expense Limitation Agreement whereby the Total Annual Portfolio Operating Expenses for the Class A, Class B and Class E shares of the Portfolio will not exceed 0.80%, 1.05% and 0.95%, respectively, for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

     The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, and, in the case of MFS Investors Trust, five- and ten-year periods. The examples are intended to help you compare the cost of investing in MFS Investors Trust versus Legg Mason Value Equity and Legg Mason Value Equity (Pro Forma), assuming the Reorganization takes place. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The following tables also assume that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2006 (for MFS Investors Trust) and April 30, 2007 (for Legg Mason Value Equity). THE EXAMPLES ARE FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

     THE EXAMPLES DO NOT REFLECT THE FEES, EXPENSES OR WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, YOUR COSTS WOULD BE HIGHER.

     Examples of Portfolio Expenses
     ------------------------------

                               MFS INVESTORS TRUST
                               -------------------

          One Year   Three Years   Five Years   Ten Years
          --------   -----------   ----------   ---------
Class A     $ 95         $296         $515        $1,143
Class B     $120         $375         $649        $1,432
Class E     $110         $343         $595        $1,317

                             LEGG MASON VALUE EQUITY
                             -----------------------

          One Year   Three Years   Five Years   Ten Years
          --------   -----------   ----------   ---------
Class A     $ 82        $1,525       $2,909       $6,125
Class B     $107        $1,594       $3,012       $6,281
Class E     $ 97        $1,566       $2,971       $6,219

                       LEGG MASON VALUE EQUITY (PRO FORMA)
                       -----------------------------------

          One Year   Three Years   Five Years   Ten Years
          --------   -----------   ----------   ---------
Class A     $ 82         $262         $458        $1,023
Class B     $107         $340         $593        $1,314
Class E     $ 97         $309         $539        $1,199

     HOW DO THE PORTFOLIOS' PERFORMANCE RECORDS COMPARE?



The following charts show how the Class A , Class B and Class E shares of MFS Investors Trust have performed in the past. Legg Mason Value Equity commenced operations on November 1, 2005 and therefore does not have a significant operating history. Consequently, the following charts also show how shares of Legg Mason Value Trust, Inc. ("Legg Mason Value Trust"), the retail mutual fund on which Legg Mason Value Equity is modeled, have performed in the past. IF THE PROPOSED REORGANIZATION IS APPROVED BY MFS INVESTORS TRUST'S SHAREHOLDERS, YOU WILL RECEIVE SHARES OF LEGG MASON VALUE EQUITY, NOT SHARES OF LEGG MASON VALUE TRUST, IN EXCHANGE FOR YOUR SHARES OF MFS INVESTORS TRUST. PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS.


     PAST PERFORMANCE DOES NOT REFLECT THE FEES, EXPENSES OR WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

Year-by-Year Total Return (%)
-----------------------------

     The charts below show the percentage gain or loss for the Class A shares of MFS Investors Trust in each full calendar year since inception and the Primary Class Shares of Legg Mason Value Trust for the last ten calendar years. The performance of Legg Mason Value Trust has not been adjusted to reflect the expense ratios for Class A, B or E shares of Legg Mason Value Equity. Management fees paid by Legg Mason Value Trust are less than the fees paid by Legg Mason Value Equity. If the same level of management fees charged to the Portfolio had been charged to Legg Mason Value Trust, the year-by-year total returns would have been lower than the numbers set forth below.

     These charts should give you a general idea of the risks of investing in MFS Investors Trust and Legg Mason Value Equity by showing how MFS Investors Trust and Legg Mason Value Trust's return, as applicable, has varied from year-to-year. These charts include the effects of Portfolio expenses. Total return amounts are based on the inception date of MFS Investors Trust and Legg Mason Value Trust which may have occurred before your Contract began; accordingly, your investment results may differ. MFS Investors Trust and Legg Mason Value Trust can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of each chart.

                               MFS INVESTORS TRUST


                    -0.2%  -15.9%  -20.2%  21.9%  11.4%  7.3%
                    ----   -----   -----   ----   ----   ---
                      00     01      02     03     04     05

                        High Quarter: 2nd - 2003 +13.38%
                         Low Quarter: 3rd - 2002 -14.10%


      LEGG MASON VALUE TRUST (Retail Version of Legg Mason Value Equity)*

38.43%  37.05%  48.04%  26.71%  -7.14%  -9.29%  -18.92%  43.54%  11.96%  5.32%
-----   -----   -----   -----   -----   -----   ------   -----   -----   ----
  96      97      98      99      00      01      02       03      04     05

------

* The performance shown above is that of Legg Mason Value Trust, not Legg Mason Value Equity. If the proposed reorganization is approved by MFS Investors Trust's shareholders, you will receive shares of Legg Mason Value Equity, not shares of Legg Mason Value Trust, in exchange for your shares of MFS Investors Trust.


                        High Quarter: 4th - 1998 + 35.86%
                        Low Quarter: 4th - 1987 - 24.77%

     The next set of tables lists the average annual total return of the Class A, Class B and Class E shares of MFS Investors Trust for the one- and five-year periods and since inception (through December 31, 2005) and of the shares of Legg Mason Value Trust for the one-, five- and ten-year periods ended December 31, 2005. These tables include the effects of portfolio expenses and is intended to provide you with some indication of the risks of investing in each Portfolio by comparing its performance with an appropriate widely recognized index of securities, a description of which can be found following the table. An index does not reflect fees or expenses. It is not possible to invest directly in an index.

Average Annual Total Return (for the period ended 12/31/2005)/(1)/
------------------------------------------------------------------

                      1 Year Ended   5 Years Ended   From Inception  Inception
MFS INVESTORS TRUST     12/31/05        12/31/05      to 12/31/05       Date
-------------------   ------------   -------------   --------------  ---------
Class A shares            7.27%          -0.47%          0.03%         4/30/99

Class B shares/(2)/       6.90%           --             5.29%         5/1/02
Class E shares/(2)/       7.11%           --             0.75%         5/1/01
S&P 500 Index             4.91%          0.54%           0.54%*


LEGG MASON VALUE
TRUST (retail version
of Legg Mason Value     1 Year Ended   5 Years Ended   10 Years Ended
Equity)*                  12/31/05        12/31/05        12/31/05
---------------------   ------------   -------------   --------------
Primary Class
   Shares/(3)/            5.32%          4.48%           15.19%
S&P 500 Index             4.91%          0.54%            9.07%

------

* The performance shown above is that of Legg Mason Value Trust, not Legg Mason Value Equity. If the proposed reorganization is approved by MFS Investors Trust's shareholders, you will receive shares of Legg Mason Value Equity, not shares of Legg Mason Value Trust, in exchange for your shares of MFS Investors Trust.


     /(1)/ Reflects waiver of advisory fees and reimbursements and/or waivers of expenses for certain periods. Without such reimbursements and/or waivers, the average annual total returns during the periods would have been lower.

     /(2)/ Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% fees of the Class B and Class E shares, respectively.

     /(3)/ Performance information has not been adjusted to reflect the expense ratios that apply to Class A, B, and E shares of Legg Mason Value Equity. Management fees paid by Legg Mason Value Trust are less than the fees paid by Legg Mason Value Equity. If the same level of management fees charged to the Portfolio had been charged to Legg Mason Value Trust, the average annual return during the periods would have been lower than the numbers set forth above.

     * Date of Index performance is from 04/30/99.

                                   ----------

     The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized publicly traded companies and is often used to indicate the performance of the overall stock market.

     For a detailed discussion of the manner of calculating total return, please see each Portfolio's Statement of Additional Information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date and the deduction of all recurring expenses that were charged to shareholders' accounts.

     WHO WILL BE THE ADVISER AND PORTFOLIO MANAGER OF MY PORTFOLIO AFTER THE REORGANIZATION? WHAT WILL THE MANAGEMENT AND ADVISORY FEES BE AFTER THE REORGANIZATION?

Management of the Portfolios
----------------------------

     The overall management of MFS Investors Trust and of Legg Mason Value Equity is the responsibility of, and is supervised by, the Board of Directors of the Fund and the Board of Trustees of the Trust, respectively.

Manager
-------

     Met Investors Advisory LLC (previously defined as the Manager) is the investment manager for Legg Mason Value Equity. The Manager selects and pays the fees of the Adviser for the Portfolio and monitors the Adviser's investment program. MetLife Investors Group, Inc., an affiliate of MetLife, owns all of the outstanding common shares of the Manager.

Facts about the Manager:

     .    The Manager is an affiliate of MetLife.

     . The Manager manages a family of investment portfolios sold to separate accounts of MetLife and its affiliates to fund variable life insurance contracts and variable annuity certificates and contracts, with assets of approximately $17.6 billion as of December 31, 2005.

     . The Manager is located at 5 Park Plaza, Suite 1900, Irvine, California 92614.

Adviser
-------

     Legg Mason Capital Management, Inc. (the "Adviser") is the investment adviser to Legg Mason Value Equity. Pursuant to an Advisory Agreement with the Manager, the Adviser continuously furnishes an investment program for the Portfolio, makes day-to-day investment decisions on behalf of the Portfolio, and arranges for the execution of Portfolio transactions.

     Facts about the Adviser:

     .    The Adviser has been an investment manager since 1982.

     .    The Adviser is a direct wholly-owned subsidiary of Legg Mason, Inc.

     . The Adviser had assets under management of approximately $60.2 billion as of December 31, 2005.

     .    The Adviser is located at 100 Light Street, Baltimore, Maryland 21202.

Portfolio Management
--------------------

     Mary Chris Gay, as portfolio manager, has primary responsibility for the day-to-day management of the Portfolio. Ms. Gay employs the investment strategies of Bill Miller, the Chief Investment Officer ("CIO") of the Adviser. Ms. Gay is a Senior Vice President and Portfolio Manager at the Adviser. Ms. Gay has managed or co-managed equity funds advised by the Adviser since 1998 and has been employed by one or more affiliates of Legg Mason, Inc. ("Legg

Mason") since 1989. Mr. Miller, as CIO, leads the Adviser's investment team and is the creator of the Adviser's investment process. Mr. Miller has been associated with Legg Mason since 1982.

Management Fees
---------------

     For its management and supervision of the daily business affairs of Legg Mason Value Equity, the Manager is entitled to receive a monthly fee at an annual rate of 0.70% of the first $350 million of the Portfolio's average daily net assets. On the date that such assets reach $350 million and each subsequent day thereafter, whether or not such assets are above or below $350 million, the fee schedule shall be: 0.65% of the first $200 million of such assets plus 0.63% of such assets over $200 million.

Expense Limitation Agreement
----------------------------

     In the interest of limiting expenses of the Portfolio until April 30, 2007, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to 0.80%, 1.05% and 0.95% of daily net assets for Class A, Class B and Class E shares, respectively, of the Portfolio.

     The Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided the Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed the then existing percentage limits. Consequently, no reimbursement by the Portfolio will be made unless the Portfolio's total annual expense ratio is less than the respective percentages stated above.

     The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

Advisory Fees
-------------

     Under the terms of the Advisory Agreement, the Adviser is paid by the Manager for providing advisory services to Legg Mason Value Equity. The Portfolio does not pay a fee to the Adviser.

     WHAT WILL BE THE PRIMARY FEDERAL TAX CONSEQUENCES OF THE REORGANIZATION?

     Prior to or at the completion of the Reorganization, MFS Investors Trust and Legg Mason Value Equity will have received an opinion from the law firm of Sullivan & Worcester LLP that the Reorganization has been structured so that no gain or loss will be recognized by MFS Investors Trust or its Record Holders for federal income tax purposes as a result of receiving shares of Legg Mason Value Equity in connection with the Reorganization. The holding period and aggregate tax basis of the shares of Legg Mason Value Equity that are received by the Record Holders of MFS Investors Trust will be the same as the holding period and aggregate tax basis of the shares of MFS Investors Trust previously held by such Record Holders, provided that such shares of MFS Investors Trust are held as capital assets. In addition, the holding period and tax basis of the assets of MFS Investors Trust in the hands of Legg Mason Value Equity as a result of the Reorganization will be the same as in the hands of MFS Investors Trust immediately prior to the Reorganization, and no gain or loss will be recognized by Legg Mason Value Equity upon the receipt of the assets of MFS Investors Trust in exchange for shares of Legg Mason Value Equity and the assumption by Legg Mason Value Equity of MFS Investors Trust's liabilities. Assuming each shareholder's Contract is treated as a variable annuity for federal income tax purposes, each shareholder will not recognize taxable income as a result of the Reorganization.

                                      RISKS

     ARE THE RISK FACTORS FOR THE PORTFOLIOS SIMILAR?

     Yes. The risk factors are similar due to the similar investment objectives and similar investment strategies of MFS Investors Trust and Legg Mason Value Equity. The risks of Legg Mason Value Equity are described in greater detail in the Portfolio's Prospectus.

     WHAT ARE THE PRIMARY RISKS OF INVESTING IN EACH PORTFOLIO?

     An investment in each Portfolio is subject to certain risks. There is no assurance that investment performance of either Portfolio will be positive or that the Portfolios will meet their investment objectives. The following tables and discussions highlight the primary risks associated with investment in each of the Portfolios.

                          Each of the Portfolios is subject to MARKET RISK.

MFS INVESTORS TRUST       Invests primarily in equity securities.

LEGG MASON VALUE EQUITY   Invests primarily in equity securities.

     A Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by a Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. A Portfolio could also miss attractive investment opportunities if its Adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the Adviser overweights fixed income markets or industries where there are significant declines. Stocks purchased in initial public offerings (IPOs) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio's shares. Additionally, investments in securities of companies being restructured involve special risks, including difficulty in obtaining information as to the financial condition of such issuers and the fact that the market prices of such securities are subject to above-average price volatility.

                          Each of the Portfolios is subject to MARKET
                          CAPITALIZATION RISK.

MFS INVESTORS TRUST       Focuses investments in companies with market
                          capitalization greater than $5 billion.

LEGG MASON VALUE EQUITY   Generally invests in companies with market
                          capitalization greater than $5 billion.

     Stocks fall into three broad market capitalization categories - large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (i.e., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies; new issuers may be more speculative because such companies are relatively unseasoned. Those companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

                          Each of the Portfolios is subject to INVESTMENT STYLE RISK.

MFS INVESTORS TRUST       Invests primarily in common stocks selected for their
                          growth potential and attractive valuations.

LEGG MASON VALUE EQUITY   Seeks to purchase securities at large discounts to
                          assessment of their intrinsic value.

     Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ a different investment style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

                          Each of the following Portfolios may be subject to FOREIGN INVESTMENT RISK.

MFS INVESTORS TRUST       May invest up to 20% of net assets in foreign
                          securities.

LEGG MASON VALUE EQUITY   May invest up to 25% of net assets in foreign
                          securities, including emerging market securities.

     Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability. Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments. Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Foreign markets may be less liquid and more volatile than U.S. markets. Foreign securities often trade in currencies other than the U.S. dollar, and a Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect a Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of a Portfolio's foreign currency or securities holdings. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

     In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks to investors.

                          Each of the following Portfolios may be subject to INTEREST RATE RISK.

MFS INVESTORS TRUST       May invest in preferred stocks and fixed-income
                          securities convertible into equity securities.

LEGG MASON VALUE EQUITY   May invest in preferred stocks and fixed-income
                          securities convertible into equity securities.

     The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. Since each Portfolio may invest a portion of its assets in debt securities or stocks purchased primarily for dividend income, if interest rates were to rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

     Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of a Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

                          Each of the following Portfolios may be subject to CREDIT RISK.

MFS INVESTORS TRUST       May invest in preferred stocks and fixed-income
                          securities convertible into equity securities.

LEGG MASON VALUE EQUITY   May invest in preferred stocks and fixed-income
                          securities convertible into equity securities and non-convertible debt securities, including junk bonds.

     The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. Since your Portfolio may invest in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. A Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

     ARE THERE ANY OTHER RISKS OF INVESTING IN EACH PORTFOLIO?

     Unlike MFS Investors Trust, Legg Mason Value Equity is a non-diversified investment company. Because Legg Mason Value Equity may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

     Although not a principal investment strategy for either Portfolio, each Portfolio may invest in high-yield debt securities. High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a Portfolio's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices. Legg Mason Value Equity may not invest more than 10% of its total assets in debt securities rated below investment grade.

     Each Portfolio may invest some or all of its assets in money market instruments or utilize other investment strategies as a temporary defensive measure during, or in anticipation of, adverse market conditions. This strategy, which would be employed only in seeking to avoid losses, is inconsistent with the Portfolios' principal investment objectives and strategies, and could result in lower returns and loss of market opportunities.

     MFS Investors Trust's portfolio turnover rate may exceed 100%. High portfolio turnover rates generally mean greater brokerage costs which can adversely affect a Portfolio's performance

                      INFORMATION ABOUT THE REORGANIZATION

REASONS FOR THE REORGANIZATION

     The Insurance Companies have decided to no longer offer MFS Investors Trust as part of their product offerings. As a result of this decision, MFS Investors Trust is not expected to reach a level of assets necessary to achieve operational efficiency. Although the Reorganization is not being proposed because of performance issues, the performance record of the publicly available mutual fund on which Legg Mason Value Equity is modeled has been better than that of MFS

Investors Trust. Therefore, the Directors believe that the Reorganization is in the best interests of MFS Investors Trust's shareholders.

     At a special meeting held on December 13, 2005, all of the Directors of the Fund, including the Disinterested Directors, considered and approved the Reorganization; they determined that the Reorganization was in the best interests of shareholders of MFS Investors Trust, and that the interests of existing shareholders of MFS Investors Trust will not be diluted as a result of the transactions contemplated by the Reorganization.

     Before approving the Plan, the Directors evaluated extensive information provided by the management of the Fund and reviewed various factors about the Portfolios and the proposed Reorganization. The Directors noted that the historical performance of the publicly available mutual fund on which Legg Mason Value Equity is modeled (adjusted to reflect the expense ratio applicable to Legg Mason Value Equity) over the one-, three- and five-year periods ended September 30, 2005 had exceeded that of MFS Investors Trust.

     The Directors considered the potential economies of scale that might be achieved should MFS Investors Trust combine with another entity. As of December 31, 2005, MFS Investors Trust's assets were approximately $127.9 million, while Legg Mason Value Equity's total net assets were approximately $8.1 million. The Directors were informed that MFS Investors Trust's expense ratio was likely to increase over time in the absence of a fund merger because its assets were expected to decrease over time.

     In addition, the Directors considered, among other things:

     .    the terms and conditions of the Reorganization;

     . the fact that the Reorganization would not result in the dilution of shareholders' interests;

     . the effect of the Reorganization on the Contract Owners and the value of their Contracts;

     . the fact that Legg Mason Value Equity's Manager has contractually agreed to limit the total annual operating expenses of Legg Mason Value Equity through at least April 30, 2007;

     . the fact that MFS Investors Trust and Legg Mason Value Equity have similar investment objectives and similar principal investment strategies;

     . the fact that MetLife Advisers or one of its affiliates will bear transaction costs incurred by the Portfolios in connection with the Reorganization;

     . the fact that MFS Investors Trust will bear all other expenses incurred by the Portfolios in connection with the Reorganization;

     . the benefits to shareholders, including operating efficiencies, which may be achieved from participating in the restructuring of the investment portfolios to be offered in connection with each Insurance Company's insurance and annuity products and to employee benefit plans;

     . the fact that Legg Mason Value Equity will assume all of the liabilities of MFS Investors Trust;

     . the fact that the Reorganization is expected to be a tax free transaction for federal income tax purposes; and

     . alternatives available to shareholders of MFS Investors Trust, including the ability to redeem their shares.

     During their consideration of the Reorganization, the Directors of the Fund met with counsel to the Independent Directors regarding the legal issues involved.

     After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any operating efficiencies or other benefits will in fact be realized, the Directors of the Fund concluded that the proposed Reorganization would be in the best interests of MFS Investors Trust and its shareholders. Consequently, they approved the Plan and directed that the Plan be submitted to shareholders of MFS Investors Trust for approval.

     The Trustees of the Trust have also approved the Plan on behalf of Legg Mason Value Equity.

AGREEMENT AND PLAN OF REORGANIZATION

     The following summary is qualified in its entirety by reference to the Plan (the form of which is attached as Exhibit A to this Prospectus/Proxy Statement).

     The Plan provides that all of the assets of MFS Investors Trust will be acquired by Legg Mason Value Equity in exchange for Class A, Class B and Class E shares of Legg Mason Value Equity and the assumption by Legg Mason Value Equity of all of the liabilities of MFS Investors Trust on or about May 1, 2006 or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, MFS Investors Trust will endeavor to discharge all of its known liabilities and obligations. MFS Investors Trust will prepare an unaudited statement of its assets and liabilities as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on the business day immediately prior to the Closing Date (the "Valuation Time").

     At or prior to the Closing Date, MFS Investors Trust will declare a dividend or dividends and distribution or distributions which, together with all previous dividends and distributions, shall have the effect of distributing to the Portfolio's Record Holders all of the Portfolio's investment company taxable income for the taxable period ending on the Closing Date (computed without regard to any deduction for dividends paid), all of the Portfolio's net tax exempt income and all of its net capital gains realized in all taxable periods ending on the Closing Date (after reductions for any capital loss carryforward).

     The number of full and fractional shares of each class of Legg Mason Value Equity to be received by the Record Holders of MFS Investors Trust will be determined by multiplying the respective outstanding class of shares of MFS Investors Trust by a factor which shall be computed by dividing the net asset value per share of the respective class of shares of MFS Investors Trust by the net asset value per share of the respective class of shares of Legg Mason Value Equity. These computations will take place as of the Valuation Time. The net asset value per share of each class will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares.

     State Street Bank and Trust Company, the custodian for both Portfolios, will compute the value of each Portfolio's respective portfolio of securities. The method of valuation employed will be consistent with the procedures set forth in the Prospectus and Statement of Additional Information of Legg Mason Value Equity, Rule 22c-1 under the 1940 Act, and with the interpretations of that Rule by the SEC's Division of Investment Management.

     As soon after the Closing Date as conveniently practicable, MFS Investors Trust will liquidate and distribute pro rata to the Record Holders as of the close of business on the Closing Date the full and fractional shares of Legg Mason Value Equity received by MFS Investors Trust. The liquidation and distribution will be accomplished by the establishment of accounts in the names of MFS Investors Trust's Record Holders on Legg Mason Value Equity's share records of its transfer agent. Each account will represent the respective pro rata number of full and fractional shares of Legg Mason Value Equity due to MFS Investors Trust's Record Holders. All issued and outstanding shares of MFS Investors Trust will be canceled. The shares of Legg Mason Value Equity to be issued will have no preemptive or conversion rights and no share certificates will be issued. After these distributions and the winding up of its affairs, MFS Investors Trust will be terminated as a series of the Fund.

     The consummation of the Reorganization is subject to the conditions set forth in the Plan, including approval, as applicable, by MFS Investors Trust's shareholders, accuracy of various representations and warranties and receipt of opinions of counsel. Notwithstanding approval of MFS Investors Trust's shareholders, the Plan may be terminated (a) by the mutual agreement of MFS Investors Trust and Legg Mason Value Equity; or (b) at or prior to the Closing Date by either party (1) because of a breach by the other party of any representation, warranty, or agreement contained in the Plan to be performed at or prior to the Closing Date if not cured within 30 days, or (2) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.

     If the Reorganization is consummated, MFS Investors Trust will pay the expenses of the Reorganization (including the cost of any proxy-soliciting agent). If the Reorganization is not consummated, no portion of the expenses will be borne directly or indirectly by MFS Investors Trust, Legg Mason Value Equity or their shareholders. MetLife or one of its affiliates will pay such expenses.

     If MFS Investors Trust's shareholders do not approve the Reorganization, the Directors will consider other possible courses of action in the best interests of shareholders.

FEDERAL INCOME TAX CONSEQUENCES

     For purposes of this "Federal Income Tax Consequences" section, "Record Holder" refers to the separate accounts through which the Insurance Companies own shares of MFS Investors Trust. The Reorganization is intended to qualify for federal income tax purposes as a tax free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). Assuming each shareholder's Contract is treated as a variable annuity for federal income tax purposes, each shareholder will not recognize taxable income as a result of the Reorganization. As a condition to the closing of the Reorganization, Legg Mason Value Equity and MFS Investors Trust will receive an opinion from the law firm of Sullivan & Worcester LLP to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, and certain representations made by the Portfolios, for federal income tax purposes, upon consummation of the
Reorganization:

     (1) The transfer of all of the assets of MFS Investors Trust solely in exchange for shares of Legg Mason Value Equity and the assumption by Legg Mason Value Equity of the liabilities of MFS Investors Trust followed by the distribution of Legg Mason Value Equity's shares to the Record Holders of MFS Investors Trust in dissolution and liquidation of MFS Investors Trust, will constitute a "reorganization" within the meaning of section 368(a) of the Code, and Legg Mason Value Equity and MFS Investors Trust will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

     (2) No gain or loss will be recognized by Legg Mason Value Equity upon the receipt of the assets of MFS Investors Trust solely in exchange for the shares of Legg Mason Value Equity and the assumption by Legg Mason Value Equity of the liabilities of MFS Investors Trust;

     (3) No gain or loss will be recognized by MFS Investors Trust on the transfer of its assets to Legg Mason Value Equity in exchange for Legg Mason Value Equity's shares and the assumption by Legg Mason Value Equity of the liabilities of MFS Investors Trust or upon the distribution (whether actual or constructive) of Legg Mason Value Equity's shares to MFS Investors Trust's Record Holders in exchange for their shares of MFS Investors Trust;

     (4) No gain or loss will be recognized by MFS Investors Trust's Record Holders upon the exchange of their shares of MFS Investors Trust for shares of Legg Mason Value Equity in liquidation of MFS Investors Trust;

     (5) The aggregate tax basis of the shares of Legg Mason Value Equity received by each Record Holder of MFS Investors Trust pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of MFS Investors Trust held by such Record Holder immediately prior to the Reorganization, and the holding period of the shares of Legg Mason Value Equity received by each Record Holder of MFS Investors Trust will include the period during which the shares of MFS Investors Trust exchanged therefor were held (provided that the shares of MFS Investors Trust were held as a capital asset on the date of the Reorganization);

     (6) The tax basis of the assets of MFS Investors Trust acquired by Legg Mason Value Equity will be the same as the tax basis of such assets to MFS Investors Trust immediately prior to the Reorganization, and the holding period of such assets in the hands of Legg Mason Value Equity will include the period during which the assets were held by MFS Investors Trust; and

     (7) Legg Mason Value Equity will succeed to and take into account the capital loss carryovers, if any, of MFS Investors Trust described in
          Section 381(c) of the Code. Legg Mason Value Equity will take any capital loss carryovers into account subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

     Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as a tax free reorganization under the Code, each Record Holder of MFS Investors Trust would recognize a taxable gain or loss equal to the difference between its tax basis in its MFS Investors Trust shares and the fair market value of the shares of Legg Mason Value Equity it received.

     Legg Mason Value Equity's utilization after the Reorganization of any pre-Reorganization losses realized by MFS Investors Trust to offset gains realized by Legg Mason Value Equity could be subject to limitation in future years.

PRO FORMA CAPITALIZATION

     The following table sets forth the capitalization of MFS Investors Trust and Legg Mason Value Equity as of January 31, 2006 and the capitalization of Legg Mason Value Equity on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 0.940 Class A, 0.940 Class B and
0.938 Class E shares of Legg Mason Value Equity for each Class A share, Class B share and Class E share of MFS Investors Trust, respectively.

       CAPITALIZATION OF MFS INVESTORS TRUST, LEGG MASON VALUE EQUITY AND
                      LEGG MASON VALUE EQUITY (PRO FORMA)*

                                                                   Legg Mason Value
                                                                   Equity Pro Forma
                      MFS Investors    Legg Mason                       (After
                          Trust       Value Equity   Adjustments    Reorganization)
                      -------------   ------------   -----------   ----------------
Net Assets
Class A                $ 56,934,824    $ 3,199,135   (34,248)(a)       $ 60,099,710
Class B                $ 50,230,777    $ 9,154,664   (30,354)(a)       $ 59,355,087
Class E                $ 23,494,141             --   (14,263)(a)       $ 23,479,878
Total Net Assets       $130,659,742    $12,353,799                     $142,934,676
Net Asset Value Per
Share
Class A                $      10.06    $     10.70                     $      10.69

Class B                $      10.02    $     10.70                     $      10.69
Class E                $      10.04    $     10.70                     $      10.69
Shares Outstanding
Class A                   5,657,939        299,000   (336,927)            5,620,012
Class B                   5,013,151        855,689   (318,686)            5,550,154
Class E                   2,340,129                  (144,415)            2,195,714
Total Shares
Outstanding              13,011,219      1,154,689                       13,365,879

*    Reflects merger related expenses of $78,865.

(a) Reflects change in shares outstanding due to issuance of Class A, B and E shares of Legg Mason Value Equity in exchange for Class A, B and E shares of MFS Investors Trust based upon the net asset value of Legg Mason Value Equity's Class A, B and E shares at January 31, 2006.

     The table set forth above should not be relied upon to reflect the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Portfolio at the time of the Reorganization.

DISTRIBUTION OF SHARES

     All portfolios of the Trust sell shares to the separate accounts of the Insurance Companies as a funding vehicle for the Contracts offered by the Insurance Companies. Expenses of Legg Mason Value Equity are passed through to the Insurance Company's separate accounts and are ultimately borne by Contract Owners. In addition, other fees and expenses are assessed by the Insurance Company at the separate account level. (The Insurance Company Contract Prospectus describes all fees and charges relating to a Contract.) Legg Mason Value Equity may also offer shares to other separate accounts of other insurers if approved by the Board of Trustees of the Trust.

     MetLife Investors Distribution Company ("MID"), an affiliate of MetLife, serves as the distributor for the Trust's shares. MID and its affiliates distribute the Contracts, and Legg Mason Value Equity's shares underlying such Contracts, directly and through broker-dealers, banks, or other financial intermediaries. Legg Mason Value Equity currently offers Class A and Class B shares. Class E shares of Legg Mason Value Equity will first be offered in connection with the Reorganization. MFS Investors Trust currently offers Class A, Class B and Class E shares. Each Class has a separate distribution agreement and bears its own distribution expenses, if any.

     In the proposed Reorganization, shareholders of MFS Investors Trust owning Class A, Class B or Class E shares will receive Class A, Class B or Class E shares, respectively, of Legg Mason Value Equity. Class A shares are sold at net asset value without any initial or deferred sales charges and are not subject to distribution-related or shareholder servicing-related fees. No Rule 12b-1 plan has been adopted for the Class A shares of Legg Mason Value Equity.

     Class B and Class E shares are sold at net asset value without any initial or deferred sales charges and are subject to distribution-related fees. A Rule 12b-1 plan has been adopted for each of the Class B and the Class E shares of Legg Mason Value Equity under which the Portfolio may pay for distribution-related expenses at an annual rate which may not exceed 0.50% and 0.25% of average daily net assets attributable to Class B and Class E, respectively. Payments with respect to Class B and Class E shares are currently limited to 0.25% and 0.15% of average daily net assets attributable to Class B and Class E, respectively. The amount may be increased to the full plan rate for the Portfolio by the Trustees without shareholder approval.

     In connection with the Reorganization, no sales charges are imposed. Certain sales or other charges are imposed by the Contracts for which Legg Mason Value Equity serves as an investment vehicle. More detailed descriptions of the Class A, Class B and Class E shares and the distribution arrangements applicable to these Classes of shares are contained in the Prospectus and Statement of Additional Information relating to Legg Mason Value Equity.

PURCHASE AND REDEMPTION PROCEDURES

     The Prospectus for your Contract describes the procedures for investing your purchase payments or premiums in shares of MFS Investors Trust. No fee is charged by MFS Investors Trust for selling (redeeming) shares. The Contract Prospectus describes whether an Insurance Company charges any fees for redeeming your interest in a Contract. MFS Investors Trust buys or sells shares at net asset value per share of the Portfolio for orders received on a given day, and the Insurance Company uses this value to calculate the value of your interest in your Contract.

     MID and its affiliates place orders for the purchase or redemption of shares of Legg Mason Value Equity based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contracts. Orders are effected at the net asset value per share for the Portfolio determined on that same date, without the imposition of any sales commission or redemption charge. The Insurance Company uses this net asset value to calculate the value of your interest in your Contract.

EXCHANGE PRIVILEGES

     The Contract Prospectus indicates whether an Insurance Company charges any fees for moving your assets from one investment option to another. No fees for exchanges are charged by the Trust.

DIVIDEND POLICY

     Each Portfolio has the same distribution policy. Each Portfolio declares and distributes its dividends from net investment income, including any short-term capital gains, to the Insurance Company separate accounts at least once a year and not to you, the Contract Owner. These distributions are in the form of additional shares of stock and not cash. The result is that a Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. All net realized long- or short-term capital gains of each Portfolio are also declared and distributed once a year and reinvested in the Portfolio.

     Each Portfolio has qualified, and Legg Mason Value Equity intends to continue to qualify, to be treated as a regulated investment company under the Code. To remain qualified as a regulated investment company, a Portfolio must distribute 90% of its taxable and tax-exempt income and diversify its holdings as required by the 1940 Act and the Code. While so qualified, so long as each Portfolio distributes all of its net investment company taxable and tax-exempt income and any net realized gains to its shareholders of record, it is expected that a Portfolio will not be required to pay any federal income taxes on the amounts distributed to its shareholders of record.

                 COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS

     As a Maryland corporation, the operations of the Fund are governed by its Articles of Incorporation and By-Laws, and applicable Maryland law, rather than by the Agreement and Declaration of Trust and By-Laws of the Trust, and applicable Delaware law. The Agreement and Declaration of Trust is referred to in this Prospectus/Proxy Statement as the "Declaration of Trust." As discussed below, certain of the differences between the Trust and the Fund derive from provisions of the Trust's Declaration of Trust and By-Laws. Shareholders entitled to instruct the Insurance Company to vote at the Meeting may obtain a copy of the Trust's Declaration of Trust and By-Laws, without charge, upon written or oral request to the Trust at the address and telephone number set forth on the cover of this Prospectus/Proxy Statement.

FORM OF ORGANIZATION

     As noted above, the Fund is organized as a Maryland corporation, and the Trust is organized as a Delaware business trust. The Fund and the Trust are both open-end management investment companies registered with the SEC under the 1940 Act, and each is organized as a "series company" as that term is used in Rule 18f-2 under the 1940 Act. The series of the Fund consist of MFS Investors Trust and other mutual funds of various asset classes; the series of the Trust consist of Legg Mason Value Equity and other mutual funds of various asset classes. The Fund and the Trust currently offer certain shares of their portfolios to insurance company separate accounts to serve as an investment vehicle for variable annuity contracts and variable life insurance policies issued by certain insurance companies and qualified pension and retirement plans. Each is governed by its applicable Declaration of Trust or Articles of Incorporation, By-Laws, and a Board of Trustees/Directors, and by applicable Maryland or Delaware and federal law.

CAPITALIZATION

     The beneficial interests in the Trust are represented by an unlimited number of transferable shares of beneficial interest, $.001 par value per share, of one or more series. The beneficial interests in the Fund are represented by
4.75 billion common shares with a par value of $0.01 each, of one or more series. Both the Declaration of Trust of the Trust and the Articles of Incorporation of the Fund permit the Trustees/Directors to allocate shares into one or more series, and classes thereof, with rights determined by the Trustees/Directors, all without shareholder approval. Fractional shares may be issued by each Portfolio.

     Shares of MFS Investors Trust are offered in three classes (Class A, Class B and Class E) and represent an equal proportionate interest in the Portfolio. Shares of Legg Mason Value Equity are offered in two classes (Class A and Class
B). Class E shares of Legg Mason Value Equity will first be offered in connection with the Reorganization. Shares of the classes of Legg Mason Value Equity represent an equal pro rata interest in the Portfolio and generally have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees. Shareholders of each Portfolio are entitled to receive dividends and other amounts as determined by the Trustees/Directors, as applicable. Shareholders of each Portfolio vote separately, by Portfolio, as to matters, such as changes in fundamental investment restrictions, that affect only their particular Portfolio. Shareholders of each Portfolio vote by class as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class.

SHAREHOLDER LIABILITY

     Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. To the extent that the Trust or a shareholder is subject to the jurisdiction of courts in other states, it is possible that a court may not apply Delaware law and may thereby subject shareholders of the Trust to liability. To guard against this risk, the Declaration of Trust of the Trust (a) provides that any written obligation of the Trust may contain a statement that such obligation may only be enforced against the assets of the Trust or the particular series in question and the obligation is not binding upon the shareholders of the Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of the Trust's property of any shareholder held personally liable for the obligations of the Trust. Accordingly, the risk of a shareholder of the Trust incurring financial loss beyond that shareholder's investment because of shareholder liability is limited to circumstances in which: (1) the court refuses to apply Delaware law; (2) no contractual limitation of liability was in effect; and (3) the Trust itself is unable to meet its obligations. In light of Delaware law, the nature of the Trust's business, and the nature of its assets, the risk of personal liability to a shareholder of the Trust is remote.

     Under Maryland law, shareholders of MFS Investors Trust have no personal liability as such for the acts or obligation of the Portfolio or the Fund, as the case may be.

SHAREHOLDER MEETINGS AND VOTING RIGHTS

     Neither the Fund on behalf of MFS Investors Trust nor the Trust on behalf of Legg Mason Value Equity is required to hold annual meetings of shareholders. However, in the case of the Fund and the Trust, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee or Director must be called when requested in writing by the holders of at least 10% of the outstanding shares of the Fund or of the Trust. In addition, the Fund and the Trust are each required to call a meeting of shareholders for the purpose of electing Directors/Trustees if, at any time, less than a majority of the Directors/Trustees then holding office were elected by shareholders. Neither the Fund nor the Trust currently intend to hold regular shareholder meetings. Cumulative voting is not permitted in the election of Directors of the Fund or of Trustees of the Trust.

     The By-Laws of the Fund provide that the holders of a majority of the shares outstanding and entitled to vote shall constitute a quorum for the transaction of business at any regular or special meeting of the Fund. Except when a larger quorum is required by applicable law or the applicable governing documents, with respect to the Trust, 33 1/3% of the shares issued and outstanding constitutes a quorum for consideration of a matter at a shareholders' meeting but any lesser number is sufficient for adjourned sessions. Approval of a matter by the shareholders of the Fund generally requires the affirmative vote of a majority of the shares cast at a meeting at which a quorum is present. A Director of the Fund must be elected by the affirmative vote of a plurality of the shares cast by holders of shares entitled to vote in such election. For the Trust, when a quorum is present at a meeting, a majority (greater than 50%) of the shares voted is sufficient to act on a matter and a plurality of the shares voted is required to elect a Trustee (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act). A Director of the Fund may be removed with or without cause by a vote of the shareholders holding a majority of the shares entitled to vote at an election of directors at a meeting of shareholders at which a quorum is present. A Trustee of the Trust may be removed at a meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust, or with or without cause by the vote of two-thirds of the number of Trustees prior to removal.

     Under the Declaration of Trust/Articles of Incorporation of the Trust and the Fund, respectively, each whole share of beneficial interest or common stock of a Portfolio is entitled to one vote, and each fractional share is entitled to a proportionate vote.

     The Declaration of Trust of the Trust provides that unless otherwise required by applicable law (including the 1940 Act), the Board of Trustees may, without obtaining a shareholder vote: (1) reorganize the Trust as a corporation or other entity, (2) merge the Trust into another entity, or merge, consolidate or transfer the assets and liabilities of a Portfolio or class of shares to another entity, and (3) combine the assets and liabilities held with respect to two or more series or classes into assets and liabilities held with respect to a single series or class. The Trustees of the Trust may also terminate the Trust, a Portfolio, or a class of shares upon written notice to the shareholders. With respect to the Fund, Maryland law would require a shareholder vote with respect to each such matter.

LIQUIDATION

     In the event of the liquidation of the Trust, a series, or a class of shares, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to the Trust, the Portfolio or attributable to the class over the liabilities belonging to the Trust, the Portfolio or attributable to the class. The assets so distributable to shareholders of the Portfolio will be distributed among the shareholders in proportion to the number of shares of a class of the Portfolio held by them on the date of distribution. In the event of the liquidation of the Fund, the same provisions discussed above generally would apply.

LIABILITY AND INDEMNIFICATION OF TRUSTEES/DIRECTORS

     The By-Laws of the Fund provide that a present or former Director or officer is entitled to indemnification to the full extent permissible under the laws of the State of Maryland against liabilities and expenses with respect to claims related to his or her position with the Fund to the extent specifically approved by resolution adopted by the Board of Directors, provided that no indemnification shall be provided to a Director or officer against any liability to the Fund or any shareholder by reasons of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

     Under the Declaration of Trust of the Trust, a Trustee is liable to any person in connection with the assets or affairs of the Trust or any Portfolio only for such Trustee's own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or the discharge of such Trustee's functions. As provided in the Declaration of Trust, each Trustee of the Trust is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is determined that the Trustee (1) did not act in good faith in the reasonable belief that such Trustee's action was in or not opposed to the best interests of the Trust; (2) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee's duties; and (3) in a criminal proceeding, had reasonable cause to believe that such Trustee's conduct was unlawful (collectively, "disabling conduct"). A determination that the Trustee did not engage in disabling conduct and is, therefore, entitled to indemnification may be based upon the outcome of a court action or administrative proceeding or by (a) a vote of a majority of a quorum of those Trustees who are neither "interested persons" within the meaning of the 1940 Act nor parties to the proceeding or (b) an independent legal counsel in a written opinion. A Portfolio may also advance money for such litigation expenses provided that the Trustee undertakes to repay the Portfolio if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

     The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust of the Trust and the Articles of Incorporation of the Fund, their By-Laws and Delaware or Maryland law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declaration of Trust/Articles of Incorporation, By-Laws and Delaware or Maryland law directly for more complete information.

                    VOTING INFORMATION CONCERNING THE MEETING


     This Prospectus/Proxy Statement is being sent to shareholders of MFS Investors Trust in connection with a solicitation of voting instructions by the Directors of the Fund, to be used at the Meeting to be held at 10:00 a.m. Eastern time, April 12, 2006, at the offices of Met Investors Series Trust, 260 Madison Avenue, 10th Floor, New York, New York 10016, and at any adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of the Meeting and a voting instructions form, is first being mailed to shareholders of MFS Investors Trust on or about March 17, 2006.


     The Board of Directors of the Fund has fixed the close of business on January 31, 2006 as the record date (the "Record Date") for determining the shareholders of MFS Investors Trust entitled to receive notice of the Meeting and to give voting instructions, and for determining the number of shares for which such instructions may be given, with respect to the Meeting or any adjournment thereof. The Insurance Companies, through their separate accounts, own all of the shares of MFS Investors Trust, and are the Record Holders of the Portfolio at the close of business on the Record Date. Each Insurance Company is entitled to be present and vote at the Meeting with respect to such shares of MFS Investors Trust. Each Insurance Company has undertaken to vote its shares or abstain from voting its shares of MFS Investors Trust for the Contract Owners of the Portfolio in accordance with voting instructions received on a timely basis from those Contract Owners. In connection with the solicitation of such voting instructions, each Insurance Company will furnish a copy of this Prospectus/Proxy Statement to Contract Owners.

     The number of shares as to which voting instructions may be given under a Contract is determined by the number of full and fractional shares of MFS Investors Trust held in a separate account with respect to that particular Contract. In voting for the Reorganization, each full share of MFS Investors Trust is entitled to one vote and any fractional share is entitled to a fractional vote.

     Voting instructions may be revoked by executing and delivering later-dated signed voting instructions to the Insurance Company, or by attending the Meeting in person and instructing the Insurance Company how to vote your shares. Unless revoked, all valid voting instructions will be voted, or the Insurance Company will abstain from voting, in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Reorganization contemplated thereby.

     If you wish to participate in the Meeting, you may submit the voting instructions form included with this Prospectus/Proxy Statement, vote by the Internet or attend in person and provide your voting instructions to the Insurance Company. Guidelines on providing voting instructions are immediately after the Notice of Special Meeting.

     If the enclosed voting instructions form is properly executed and returned in time to be voted at the Meeting, the shares of common stock represented by the voting instructions form will be voted, or the Insurance Company will abstain from voting, in accordance with the instructions marked on the returned voting instructions form.

     . Voting instructions forms which are properly executed and returned but are not marked with voting instructions will be voted FOR the proposed Reorganization and FOR any other matters deemed appropriate.

     Interests in Contracts for which no timely voting instructions are received will be voted, or the Insurance Company will abstain from voting, in the same proportion as the Insurance Company votes shares for which it has received voting instructions from other Contract Owners. The Insurance Company will also vote, or abstain from voting, any shares in its general account which are not attributable to Contracts in the same proportion as it votes shares held in all of the Insurance Company's registered separate accounts, in the aggregate. Neither the SEC nor the Insurance Company requires any specific minimum percentage of Contract Owners to vote in order for the Insurance Company to echo vote the remaining unvoted votes. The Insurance Company seeks to obtain a reasonable level of turnout given the particular voting trend. The Insurance Company may use various methods of encouraging Contract Owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract Owners may, in practice, determine whether an item passes or fails.

     Approval of the Reorganization will require the affirmative vote of a majority of the votes of MFS Investors Trust cast at a shareholders' meeting duly called and at which a quorum is present (the presence in person or by proxy of holders entitled to cast at least a majority of the votes at any shareholders' meeting). Abstentions will be counted for purposes of determining a quorum, but will not be included in the amount of shares voted. As of the Record Date, the shareholders of record of MFS Investors Trust were the Insurance Companies. Since the Insurance

Companies are the legal owner of the shares, attendance by the Insurance Companies at the Meeting will constitute a quorum under the Articles of Incorporation of the Fund.


     Voting instructions solicitations will be made primarily by mail, but beginning on or about March 24, 2006 voting instructions solicitations may also be made by telephone, through the Internet or personal solicitations conducted by officers and employees of MetLife Advisers, LLC, its affiliates or other representatives of MFS Investors Trust (who will not be paid for their soliciting activities). In addition, proxy solicitations may be made by Computershare Fund Services, the Fund's proxy solicitor. The costs of solicitation and the expenses incurred in connection with preparing this Prospectus/Proxy Statement and its enclosures (estimated at $40,865) will be paid by MFS Investors Trust. Neither the Trust, the Fund nor the Contract Owners will bear any costs associated with the Meeting, this proxy solicitation or any adjourned session.

     If shareholders of MFS Investors Trust do not vote to approve the Reorganization, the Directors of the Fund will consider other possible courses of action in the best interests of shareholders. If sufficient votes to approve the Reorganization are not received, the persons named as proxies on a proxy form sent to the Record Holders may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require an affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

     A shareholder of MFS Investors Trust who objects to the proposed Reorganization will not be entitled under either Maryland law or the Articles of Incorporation of the Fund, to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to the Record Holders or Contract Owners for federal income tax purposes. In addition, if the Reorganization is consummated, the rights of shareholders to transfer their account balances among investment options available under the Contracts or to make withdrawals under the Contracts will not be affected.

     The Fund does not hold annual shareholder meetings. If the Reorganization is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Fund at the address set forth on the cover of this Prospectus/Proxy Statement so that they will be received by the Fund in a reasonable period of time prior to that meeting.

     The votes of the shareholders of Legg Mason Value Equity are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the Reorganization.

SHAREHOLDER INFORMATION

     The Record Holders of MFS Investors Trust at the close of business on January 31, 2006 (the Record Date) will be entitled to be present and vote at the Meeting with respect to shares of MFS Investors Trust owned as of the Record Date. As of the Record Date, the total number of shares of MFS Investors Trust outstanding and entitled to vote was as follows:

          NUMBER OF SHARES
          ----------------
CLASS A      5,652,117
CLASS B      5,008,382
CLASS E      2,339,322
TOTAL       12,999,821

     As of January 31, 2006, the officers and Trustees/Directors of the Trust and of the Fund beneficially owned as a group less than 1% of the outstanding shares of Legg Mason Value Equity and MFS Investors Trust, respectively.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     On January 31, 2006 to the knowledge of the Directors and management of the Fund, GenAm Separate Account 07, GenAm Separate Account 33, MetMass VA Separate Account, Met Universal Life Sep Acct, Met VA Separate Account E, Met VA Separate Account F, NELICO Separate Account 4, NELICO Separate Account 4, NELICO VA Separate Account, NELICO VL Separate Account, Zenith Seed Money, First MLI VA Account One, MLI Variable Annuity Acct Five and MLI Variable Annuity Acct One, collectively owned of record 100% of the shares of MFS Investors Trust.

     Each Insurance Company has advised the Fund and the Trust that as of January 31, 2006 there were no persons owning Contracts which would entitle them to instruct the Insurance Company with respect to more than 5% of the shares of MFS Investors Trust or Legg Mason Value Equity, respectively.

     As of the date of this Prospectus/Proxy Statement, MetLife and its affiliates owned 100% of the outstanding shares of the Trust and as a result MetLife may be deemed to be a control person with respect to the Trust.

                        FINANCIAL STATEMENTS AND EXPERTS


The Annual Report of the Fund relating to MFS Investors Trust, for the year ended as of December 31, 2005, and the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein and in the Registration Statement in reliance upon the report of Deloitte & Touche LLP, independent registered public accountants, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing. The Annual Report of the Trust relating to Legg Mason Value Equity, for the period ended as of December 31, 2005, and the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein and in the Registration Statement in reliance upon the report of Deloitte & Touche LLP, independent registered public accountants, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.


                                  LEGAL MATTERS

     Certain legal matters concerning the issuance of shares of Legg Mason Value Equity will be passed upon by Sullivan & Worcester LLP.

                             ADDITIONAL INFORMATION

     The Trust and the Fund are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549, and at the SEC's Regional Offices located at Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois 60661 and at Woolworth Building, 233 Broadway, New York, New York 10279. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

                                 OTHER BUSINESS

     The Directors of the Fund do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

THE DIRECTORS OF THE FUND RECOMMEND APPROVAL OF THE PLAN AND ANY UNMARKED VOTING
          INSTRUCTIONS WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLAN.


March 6, 2006

                                                                       Exhibit A

                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") dated as of January 31, 2006, by and between (i) Metropolitan Series Fund, Inc. (the "Company"), a Maryland corporation formed on November 23, 1982, on behalf of MFS Investors Trust Portfolio (the "Acquired Fund"), a series of the Company, and
(ii) Met Investors Series Trust (the "Acquiring Trust"), a Delaware statutory trust established under a Declaration of Trust dated July 27, 2000, as amended and restated and in effect on the date hereof on behalf of Legg Mason Value Equity Portfolio (the "Acquiring Fund"), a series of the Acquiring Trust.

     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision. The reorganization will consist of the transfer of all of the assets of the Acquired Fund in exchange solely for shares of beneficial interest of the Acquiring Fund, the assumption by the Acquiring Fund of the liabilities of the Acquired Fund and the distribution of such shares of the Acquiring Fund to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

     In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUIRING SHARES AND LIQUIDATION OF ACQUIRED FUND.

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein:

          (a) The Company, on behalf of the Acquired Fund, will transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the Acquired Fund as set forth in paragraph 1.2;

          (b) The Acquiring Fund will assume all of the Acquired Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise in existence on the Closing Date (as defined in paragraph 1.2 hereof), including without limitation any indemnification obligations of the Acquired Fund, including indemnification of the officers and directors of the Acquired Fund in connection with their actions related to this transaction (collectively, the "Obligations"); and

          (c) The Acquiring Fund will issue and deliver to the Acquired Fund in exchange for such assets (i) the number of full and fractional Class A shares of the Acquiring Fund determined by dividing the net asset value of Class A shares of the Acquired Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Class A share of the Acquiring Fund, computed in the manner and as of the time and date set forth in paragraph 2.2; (ii) the number of full and fractional Class B shares of the Acquiring Fund determined by dividing the net asset value of Class B shares of the Acquired Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Class B share of the Acquiring Fund, computed in the manner and as of the time and date set forth in paragraph 2.2; and (iii) the number of full and fractional Class E shares of the Acquiring Fund determined by dividing the net asset value of Class E shares of the Acquired Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Class E share of the Acquiring Fund, computed in the manner and as of the time and date set forth in paragraph 2.2 (with the shares of the Acquiring Fund to be issued and delivered in accordance with this subparagraph (c) being referred to herein as the "Acquiring Shares"). Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

     1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Fund on the closing date provided in paragraph
          3.1 (the "Closing Date"), including any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date.

     1.3 As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute to its shareholders of record (the "Acquired Fund Shareholders"), determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquiring Shares received by the Acquired Fund pursuant to paragraph 1.1. Each Acquired Fund Shareholder shall be entitled to receive that proportion of each class of Acquiring Shares (consisting, in the case of each Acquired Fund Shareholder, of Acquiring Shares of the same designated class (Class A, Class B or Class E) as the shares of the Acquired Fund which such Acquired Fund Shareholder holds) which the number of shares of that class of the Acquired Fund held by such Acquired Fund Shareholder bears to the total number of shares of that class of the Acquired Fund outstanding on the Valuation Date. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective number of Acquiring Shares due such shareholders. The Acquiring

          Fund shall not be obligated to issue certificates representing Acquiring Shares in connection with such exchange.

     1.4  With respect to Acquiring Shares distributable pursuant to paragraph
          1.3 to an Acquired Fund Shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquiring Trust will not permit such Shareholder to receive Acquiring Share certificates therefor, exchange such Acquiring Shares for shares of other investment companies, effect an account transfer of such Acquiring Shares, or pledge or redeem such Acquiring Shares until the Acquiring Trust has been notified by the Acquired Fund or its agent that such Shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

     1.5 Any obligation of the Acquired Fund to make filings with governmental authorities is and shall remain the responsibility of the Acquired Fund through the Closing Date and up to and including such later date on which the Acquired Fund is terminated.

     1.6 As promptly as practicable, but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, which shall have been reviewed by Deloitte & Touche LLP and certified by the Treasurer of the Acquired Fund.

     1.7 As promptly as possible after the Closing Date, the Acquired Fund shall be terminated pursuant to the provisions of the laws of the State of Maryland, and, after the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation.

2.   VALUATION.

     2.1 For the purpose of paragraph 1, the value of the assets of a class of shares of the Acquired Fund shall be the net asset value of such class of the Acquired Fund computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the "Valuation Date") using the valuation procedures as adopted by the Board of Trustees of the Acquiring Trust, and shall be certified by an authorized officer of the Company.

     2.2 For the purpose of paragraph 1, the net asset value of a share of a class of the Acquiring Fund shall be the net asset value per share of such class computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures as adopted by the Board of Trustees of the Acquiring Trust.

3.   CLOSING AND CLOSING DATE.

     3.1 The Closing Date shall be on May 1, 2006, or on such other date as the parties may agree in writing. The Closing shall be held at 9:00 a.m. on the Closing Date at the offices of Metropolitan Life Insurance Company, located at 200 Madison Avenue, 10th Floor New York, New York 10016, or at such other time and/or place as the parties may agree.

     3.2 The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to State Street Bank and Trust Company, as custodian for the Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4 or Rule 17f-5, as the case may be, under the Investment Company Act of 1940, as amended (the "1940 Act") and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such transfer stamps. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "State Street Bank and Trust Company, custodian for Legg Mason Value Equity Portfolio, a series of Met Investors Series Trust".

     3.3 In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or general trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days after the original Valuation Date, this Agreement may be terminated by either of the Company or the Acquiring Trust upon the giving of written notice to the other party.

     3.4 At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund Shareholders and the number of outstanding shares of beneficial interest of each class of the Acquired Fund owned by each Acquired Fund Shareholder, all as of the close of business on the Valuation Date, certified by the Secretary or Assistant Secretary of the Company. The Acquiring Trust shall provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquiring Shares issuable pursuant to paragraph 1.1 have been credited to the

          Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Trust shall provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Acquiring Shares have been credited pro rata to open accounts in the names of the Acquired Fund Shareholders as provided in paragraph 1.3.

     3.5 At the Closing each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

4.   REPRESENTATIONS AND WARRANTIES.

     4.1 The Company, on behalf of the Acquired Fund, represents and warrants the following to the Acquiring Trust and to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing
          Date:

          (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has the power to own all of its property and assets and to conduct its business as currently conducted;

          (b) The Company is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly established, designated and existing in accordance with the applicable provisions of the Articles of Incorporation of the Company and the 1940 Act;

          (c) The Company is not in violation in any material respect of any provision of its Articles of Incorporation or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

          (d) The Company has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

          (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquired Fund, any of its properties or assets, or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

          (f) The statement of assets and liabilities as of December 31, 2005, the statement of operations for the year ended December 31, 2005, the statement of changes in net assets for the year ended December 31, 2005, and the schedule of investments as of December 31, 2005, of the Acquired Fund, audited by Deloitte & Touche LLP, copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statement of assets referred to above or those incurred in the ordinary course of its business since December 31, 2005;

          (g) Since December 31, 2005, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

          (h) By the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, all federal and other taxes shown to be due on said returns and reports and any assessments received by the Acquired Fund shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit by the Internal Revenue Service or any state or local tax authority and no assessment has been asserted with respect to any such return;

          (i) For all taxable years and all applicable quarters of such years from the date of its inception, the Acquired Fund has met, and will continue to meet through the Closing Date, the requirements of Subchapter M of the Code, for treatment as a "regulated investment company" within the meaning of Sections 851 and 852 of the Code and the diversification requirements of Section 817(h) of the Code and the regulations thereunder. Neither the Company nor the Acquired Fund has at any time since its inception been liable for nor is now liable for any material excise tax pursuant to Sections 852 or 4982 of the Code. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

          (j) The authorized capital of the Company consists of 4.75 billion shares of common stock, par value $0.01 per share, of which 100 million shares are authorized for the Acquired Fund. The outstanding shares of beneficial interest in the Acquired Fund are, and at the Closing Date will be, divided into Class A shares, Class B shares and Class E shares, each having the characteristics described in the Acquired Fund's then current prospectus or prospectuses and statement of additional information or statements of additional information (collectively, as amended or supplemented from time to time, the "Acquired Fund Prospectus"). All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and (except as set forth in the Acquired Fund Prospectus), non-assessable by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

          (k) The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund Prospectus, except as previously disclosed in writing to and accepted by the Acquiring Fund;

          (l) The execution, delivery and performance of this Agreement has been duly authorized by the Directors of the Company, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

          (m) The Acquiring Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.3;

          (n) The information provided by the Acquired Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 and any information provided by the Acquired Fund for use in any governmental filings in connection with the transactions contemplated hereby, including without limitation applications for exemption orders or no-action letters, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto;

          (o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state insurance, securities or blue sky laws (which term as used in this Agreement shall include the laws of the District of Columbia and of Puerto
               Rico);

          (p) At the Closing Date, the Company, on behalf of the Acquired Fund, will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to and accepted by the Acquiring Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of December 31, 2005, referred to in Section 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock splits, mergers and similar corporate actions through the Closing Date;

          (q) At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring

               Fund will remain in compliance with such mandatory investment restrictions as are set forth in the then current prospectus or prospectuses and the statement of additional information or statements of additional information of the Acquiring Fund (collectively, as from time to time amended and supplemented, the "Acquiring Fund Prospectus"), as amended through the Closing Date; and

          (r) No registration of any of the Investments under the Securities Act or under any state securities or blue sky laws would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to and accepted by the Acquiring Fund.

     4.2 The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants the following to the Company and to the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing
          Date:

          (a) The Acquiring Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its property and assets and to conduct its business as currently conducted;

          (b) The Acquiring Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly established, designated and existing in accordance with the applicable provisions of the Declaration of Trust of the Acquiring Trust and the 1940 Act;

          (c) The Acquiring Fund Prospectus conforms in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

          (d) At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

          (e) The Acquiring Trust is not in violation in any material respect of any provisions of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

          (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquiring Fund or any of its properties or assets. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

          (g) The statement of assets and liabilities as of December 31, 2005, the statement of operations for the two-month period ended December 31, 2005, the statement of changes in net assets for the two-month period ended December 31, 2005, and the schedule of investments as of December 31, 2005, of the Acquiring Fund, audited by Deloitte & Touche LLP, copies of which have been furnished to the Acquired Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statement of assets referred to above or those incurred in the ordinary course of its business since December 31, 2005;

          (h) Since December 31, 2005, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness. For the purposes of this subparagraph (g), changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

          (i) By the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, all federal and other taxes shown to be due on said returns and reports and any assessments received by the Acquiring Fund shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit by the Internal Revenue Service or any state or local tax authority and no assessment has been asserted with respect to any such return;

          (j) For all taxable years and all applicable quarters of such years from the date of its inception, the Acquiring Fund has met, and will continue to meet through the Closing Date, the requirements of Subchapter M of the Code for qualification as a regulated investment company within the meaning of Sections 851 and 852 of the Code and the diversification requirements of Section 817(h) of the Code and the regulations thereunder;

          (k) The authorized capital of the Acquiring Trust consists of an unlimited number of shares of beneficial interest, par value $.001 per share, of such number of different series as the Board of Trustees of the Acquiring Trust may authorize from time to time. The outstanding shares of beneficial interest in the Acquiring Fund are, and at the Closing Date will be, divided into Class A shares, Class B shares, Class C shares and Class E shares, each having the characteristics described in the Acquiring Fund Prospectus. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Trust, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest in the Acquiring Fund of any class are outstanding and none will be outstanding on the Closing Date (except such rights as the Acquiring Fund may have pursuant to this Agreement);

          (l) The Acquiring Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquiring Fund Prospectus;

          (m) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Trust, and this Agreement constitutes the valid and binding obligation of the Acquiring Trust and the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

          (n) The Acquiring Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class A shares, Class B shares and Class E shares, as the case may be, of beneficial interest in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Trust, and no shareholder of the Acquiring Trust will have any preemptive right of subscription or purchase in respect thereof;

          (o) The information to be furnished by the Acquiring Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 and any information furnished by the Acquiring Fund for use in any governmental filings in connection with the transactions contemplated hereby, including without limitation applications for exemption orders or no-action letters, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

          (p) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under 1933 Act, the 1934 Act, the 1940 Act and state insurance, securities or blue sky laws.

5.   COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

     The Acquiring Trust, on behalf of the Acquiring Fund, and the Company, on behalf of the Acquired Fund, each hereby covenants and agrees with the other as follows:

     5.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions and any trading activities in anticipation of the transactions contemplated hereby.

     5.2 The Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

     5.3 In connection with the meeting of the Acquired Fund Shareholders referred to in paragraph 5.2, the Acquired Fund will prepare a Prospectus/Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the "Registration Statement") which the Acquiring Trust will prepare and file for the registration under the 1933 Act of the Acquiring Shares to be distributed to the Acquired Fund Shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

     5.4 The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the Acquiring Fund becomes aware that the assets of the Acquired Fund include any securities which the Acquiring Fund is not permitted to acquire.

     5.5 Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

     5.6 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or blue sky laws as it may deem appropriate in order to continue its operations after the Closing Date.

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

     The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Trust and the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

     6.1 The Acquiring Trust, on behalf of the Acquiring Fund, shall have delivered to the Company a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form satisfactory to the Company and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Trust and the Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

     6.2 The Acquiring Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Acquired Fund an Assumption of Liabilities dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the liabilities of the Acquired Fund existing at the Valuation Date in connection with the transactions contemplated by this Agreement, other than liabilities pursuant to this Agreement.

     6.3 The Company shall have received a favorable opinion from Sullivan & Worcester LLP, counsel to the Acquiring Trust for the transactions contemplated hereby, dated the Closing Date and, in a form satisfactory to the Company, to the following effect:

          (a) The Acquiring Trust is a statutory trust duly organized and validly existing under the laws of the State of Delaware and has power and authority necessary to own all of its properties and assets and to carry on its business substantially as described in the Registration Statement referred to in paragraph 5.3, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and By-laws of the Acquiring Trust;
               (b) this Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and, assuming the Prospectus/Proxy Statement and Registration Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Company on behalf of the Acquired Fund, is the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and general equitable principles; (c) the Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder; (d) the Acquiring Shares to be issued for transfer to the shareholders of the Acquired Fund as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable Class A shares, Class B shares and Class E shares of beneficial interest in the Acquiring Fund, assuming that as consideration for such shares not less than the net asset value of such shares has been paid and that the conditions set forth in this Agreement have been satisfied, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect of such shares; (e) the execution and delivery of this Agreement by the Trust on behalf of the Acquiring Portfolio did not, and the performance by the Acquiring Trust and the Acquiring Fund of their respective obligations hereunder will not, violate the Acquiring Trust's Declaration of Trust or By-laws, or any provision of any agreement known to such counsel to which the Acquiring Trust or the Acquiring Fund is a party or by which either of them is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquiring Trust or the Acquiring Fund is a party or by which either of them is bound; (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Trust or the Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or blue sky laws or such as have been obtained; (g) such counsel does not know of any legal or governmental proceedings relating to the Acquiring Trust or the Acquiring Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement referred to in paragraph 5.3 which are not described therein; (h) the Acquiring Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and (i) to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring

               Trust or the Acquiring Fund or any of their properties or assets that would impair the Acquiring Trust's ability to perform its obligations under this Agreement, and, to the knowledge of such counsel, neither the Acquiring Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

     The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

     7.1 The Company, on behalf of the Acquired Fund, shall have delivered to the Acquiring Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Trust and dated the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Company and the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date;

     7.2 The Acquiring Trust shall have received a favorable opinion from Ropes & Gray LLP counsel to the Company for the transactions contemplated hereby, dated the Closing Date and in a form satisfactory to the Acquiring Trust, to the following effect:

          (a) The Company is a corporation duly organized and validly existing under the laws of the State of Maryland and has corporate power and authority necessary to own all of its properties and assets and to carry on its business substantially as described in the Registration Statement referred to in paragraph 5.3, and the Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Articles of Incorporation of the Company; (b) this Agreement has been duly authorized, executed and delivered on behalf of the Acquired Fund and, assuming the Prospectus/Proxy Statement referred to in paragraph 5.3 complies with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund, is the valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, except (i) as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and general equitable principles and (ii) insofar as rights to indemnity thereunder may be limited by federal or state securities laws; (c) the Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have duly transferred such assets to the Acquiring Fund; (d) the execution and delivery of this Agreement by the Company on behalf of the Acquiring Portfolio did not, and the performance by the Company and the Acquired Fund of their respective obligations hereunder will not, violate the Company's Articles of Incorporation or By-laws, or any provision of any agreement known to such counsel to which the Company or the Acquired Fund is a party or by which either of them is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Company or the Acquired Fund is a party or by which either of them is bound; (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Company or the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under state securities or blue sky laws or such as have been obtained; (f) to such counsel's knowledge there is no legal or governmental proceeding relating to the Company or the Acquired Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement referred to in paragraph 5.3 which are not described therein; (g) the Company is registered with the Securities and Exchange Commission as an investment company under the 1940 Act;
               (h) to such counsel's knowledge, there is no litigation or administrative proceeding or investigation of or before any court or governmental body presently pending or threatened as to the Company or the Acquired Fund or any of their properties or assets that would impair the Company's ability to perform its obligations under this Agreement, and, to such counsel's knowledge, neither the Company nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business; and (i) all issued and outstanding shares of the Acquired Fund are legally issued, fully paid and non-assessable, assuming that as consideration for such shares not less than the net asset value of such shares has been paid, and assuming that such shares were issued in accordance with the terms of the Acquired Fund's registration statement, or any amendments thereto, in effect at the time of such issuance.

     7.3 The Acquired Fund shall have furnished to the Acquiring Fund tax returns, signed by a partner of Deloitte & Touche LLP for the fiscal year ended December 31, 2005.

     7.4 Prior to the Closing Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the Acquired Fund's investment company taxable income for its taxable years ending on or after December 31, 2005 and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after December 31, 2005 and on or prior to the Closing Date.

     7.5 The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Company, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

     7.6 The custodian of the Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date, and the Acquired Fund shall have delivered to the Acquiring Fund a statement of assets and liabilities of the Acquired Fund as of the Valuation Date, prepared in accordance with generally accepted accounting principles consistently applied from the prior audited period, certified by the Treasurer of the Acquired Fund.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

     The respective obligations of the Company and the Acquiring Trust hereunder are each subject to the further conditions that on or before the Closing Date:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the vote of the required majority of the holders of the outstanding shares of the Acquired Fund of record on the record date for the meeting of its shareholders referred to in paragraph 5.2;

     8.2 On the Closing Date no action, suit or other preceding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby;

     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state blue sky and securities authorities) deemed necessary by the Company or the Acquiring Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

     8.4 The Registration Statement referred to in paragraph 5.3 shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

     8.5 The Company and the Acquiring Trust shall have received a favorable opinion of Sullivan & Worcester LLP satisfactory to the Company and the Acquiring Trust substantially to the effect that, for federal income tax purposes:

          (a) The transfer of all of the Acquired Fund assets in exchange solely for the Acquiring Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund followed by the distribution of the Acquiring Shares to the Acquired Fund Shareholders in dissolution and liquidation of the Acquired Fund will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a "party to a reorganization" within the meaning of
               Section 368(b) of the Code.

          (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for the Acquiring Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund.

          (c) No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund assets to the Acquiring Fund in exchange for the Acquiring Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of the Acquiring Shares to the separate accounts as shareholders of Acquired Fund in exchange for their shares of the Acquired Fund.

          (d) No gain or loss will be recognized by the separate accounts as shareholders of Acquired Fund upon the exchange of their Acquired Fund shares for the Acquiring Shares in liquidation of the Acquired Fund.

          (e) The aggregate tax basis of the Acquiring Shares received by each separate account as a shareholder of Acquired Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares held by such separate account as a shareholder of Acquired Fund immediately prior to the Closing, and the holding period of the Acquiring Shares received by each separate account as a shareholder of Acquired Fund will include the period during which the Acquired Fund shares exchanged therefor were held (provided the Acquired Fund shares were held as capital assets on the date of the Closing).

          (f) The tax basis of the Acquired Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Closing, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

          (g) The Acquiring Fund will succeed to and take into account capital loss carryover, if any, of the Acquired Fund described in Section 381(c) of the Code. The Acquiring Fund will take any capital loss carryovers into account subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and regulations thereunder.

     8.6 At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the Board of Directors of the Company and the Board of Trustees of the Acquiring Trust if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund and the Acquiring Fund.

9.   FEES AND EXPENSES.

     9.1 Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Acquired Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by the Acquired Fund. Such expenses included, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement;
          (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Acquired Fund Shareholders are resident as of the date of the mailing of the Prospectus/Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) solicitation costs of the transaction. Notwithstanding the foregoing, the Acquiring Fund shall pay its own federal and state registration fees.

     9.2 MetLife Advisers, LLC, by countersigning this Agreement, agrees that it or one of its affiliates will bear any portfolio transaction costs incurred by the Acquiring Fund in connection with the sale of portfolio securities that are not permitted investments of the Acquiring Fund.

     9.3 In the event the transactions contemplated by this Agreement are not consummated, then MetLife Advisers, LLC agrees that it shall bear all of the costs and expenses incurred by both the Acquiring Fund and the Acquired Fund in connection with such transactions.

     9.4 Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, neither the Acquiring Fund nor the Acquired Fund shall be liable to the other for any damages resulting therefrom, including, without limitation, consequential damages.

     9.5 Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

     10.1 The Company on behalf of the Acquired Fund and the Acquiring Trust on behalf of the Acquiring Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.5, 1.6, 1.7, 3.4, 7.3, 9, 10, 13 and 14.

11.  TERMINATION.

          This Agreement may be terminated by the mutual agreement of the Acquiring Trust and the Company. In addition, either the Acquiring Trust or the Company may at its option terminate this Agreement at or prior to the Closing Date:

          (a) Because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

          (b) If a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met;

          (c) If the transactions contemplated by this Agreement have not been substantially completed by December 31, 2006, this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Company and the Acquiring Trust; or

          (d) If the Board of Trustees of the Acquiring Fund or the Board of Directors of the Acquired Fund, as the case may be, determines that the termination of this Agreement is in the best interests of its shareholders.

12.  AMENDMENTS.

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Company on behalf of the Acquired Fund and the Acquiring Trust on behalf of the Acquiring Fund; provided, however, that following the shareholders' meeting called by the Acquired Fund pursuant to paragraph 5.2, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such Shareholders without their further approval.

13.  NOTICES.

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to: (i) Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116, attn: Secretary; or (ii) Met Investors Series Trust, 5 Park Place, Suite 1900, Irving, CA 92614, attn:
Secretary.

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON-RECOURSE; FINDERS' FEES.

     14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3 This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

     14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.5 A copy of the Articles of Incorporation of the Company is on file with the Secretary of State of the State of Maryland and a Certificate of Trust of the Acquiring Trust is on file with the Secretary of State of the State of Delaware, and notice is hereby given that no trustee, director, officer, agent or employee of either the Company or the Acquiring Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the Acquired Fund and the Acquiring Fund.

     14.6 The Company, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President or Vice President and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

                                        METROPOLITAN SERIES FUND, INC.,
                                        on behalf of its MFS Investors Trust
                                        Portfolio


                                        By:
                                            ------------------------------------

                                        Name:
                                              ----------------------------------

                                        Title:
                                               ---------------------------------

ATTEST:


By:
    --------------------------------

Name:
      ------------------------------

Title:
       -----------------------------

                                        MET INVESTORS SERIES TRUST,
                                        on behalf of its Legg Mason Value Equity
                                        Portfolio


                                        By:
                                            ------------------------------------

                                        Name:
                                              ----------------------------------

                                        Title:
                                               ---------------------------------

ATTEST:


By:
    --------------------------------

Name:
      ------------------------------

Title:
       -----------------------------

                                        Agreed and accepted as to paragraph 9
                                        only:

                                        METLIFE ADVISERS, LLC


                                        By:
                                            ------------------------------------

                                        Name:
                                              ----------------------------------

                                        Title:
                                               ---------------------------------

ATTEST:


By:
    --------------------------------

Name:
      ------------------------------

Title:
       -----------------------------

                      STATEMENT OF ADDITIONAL INFORMATION

                           Acquisition of Assets of

                         MFS INVESTORS TRUST PORTFOLIO

                                  a series of

                        METROPOLITAN SERIES FUND, INC.

                              501 Boylston Street
                          Boston, Massachusetts 02116
                                (800) 638-7732

                       By and In Exchange For Shares of

                       LEGG MASON VALUE EQUITY PORTFOLIO

                                  a series of

                          MET INVESTORS SERIES TRUST
                           5 Park Plaza, Suite 1900
                           Irvine, California 92614
                                (800) 848-3854


   This Statement of Additional Information, dated March 6, 2006, relating specifically to the proposed transfer of the assets and liabilities of MFS Investors Trust Portfolio ("MFS Investors Trust"), a series of Metropolitan Series Fund, Inc. (the "Fund"), to Legg Mason Value Equity Portfolio ("Legg Mason Value Equity"), a series of Met Investors Series Trust (the "Trust"), in exchange for Class A, Class B or Class E shares, as the case may be, of Legg Mason Value Equity (to be issued to holders of shares of MFS Investors Trust), consists of the information set forth below pertaining to MFS Investors Trust and Legg Mason Value Equity and the following described documents, each of which is attached hereto and incorporated by reference herein:


   (1) Statement of Additional Information of the Fund relating to MFS Investors Trust dated May 1, 2005;

   (2)   Statement of Additional Information of the Trust relating to Legg
         Mason Value Equity dated May 1, 2005, as supplemented November 1, 2005;


   (3) Annual Report of the Fund relating to MFS Investors Trust for the year ended December 31, 2005; and

   (4) Annual Report of the Trust relating to Legg Mason Value Equity for the two-month period ended December 31, 2005.

   This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Proxy Statement of MFS Investors Trust and Legg Mason Value Equity dated March 6, 2006. A copy of the Prospectus/Proxy Statement may be obtained without charge by calling or writing to the Trust at the telephone number or address set forth above.

                        METROPOLITAN SERIES FUND, INC.

                      STATEMENT OF ADDITIONAL INFORMATION

                                  MAY 1, 2005

This Statement of Additional Information ("SAI") is not a prospectus. This SAI relates to the prospectuses of Metropolitan Series Fund, Inc. (the "Fund") dated May 1, 2005, as any prospectus may be supplemented or amended from time to time (the "Prospectus"), and should only be read, with respect to a Portfolio, along with the Prospectus for that Portfolio. The annual report of the Fund for the year ending December 31, 2004 accompanies this SAI and is incorporated by reference. A copy of the Prospectus and the annual report may be obtained from Metropolitan Series Fund, Inc., c/o Metropolitan Life Insurance Company, Attn: Annuity Fulfillment Unit - MSF, 1600 Division Road, West Warwick, Rhode Island 02893 or by calling (800) 638-7732.

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
   GENERAL                                                                   1

   INVESTMENT OBJECTIVES AND POLICIES                                        1

   INVESTMENT RESTRICTIONS                                                  14

   INVESTMENT PRACTICES                                                     26

   DISCLOSURE OF PORTFOLIO HOLDINGS                                         50

   RESOLVING MATERIAL CONFLICTS                                             51

   DETERMINATION OF NET ASSET VALUES                                        51

   EXPENSES                                                                 53

   DIRECTORS AND OFFICERS                                                   54

   ADVISORY ARRANGEMENTS                                                    61

   PORTFOLIO MANAGERS                                                       76

   DISTRIBUTION AGREEMENTS                                                 108

   OTHER SERVICES                                                          111

   PORTFOLIO TRANSACTIONS AND BROKERAGE                                    112

   CODE OF ETHICS                                                          117

   DESCRIPTION OF THE FUND                                                 117

   TAXES                                                                   118

   TRANSFER AGENT                                                          120

   FINANCIAL STATEMENTS                                                    120

   INDEX SPONSORS                                                          121

   APPENDIX A-1 -- DESCRIPTION OF BOND RATINGS                             123

   APPENDIX A-2 -- DESCRIPTION OF COMMERCIAL PAPER RATINGS                 127

   APPRENDIX B -- INFORMATION ABOUT PROXY VOTING POLICIES AND PROCEDURES   128

                                    GENERAL

   Defined terms used in this SAI, but not defined herein, are used as they are defined in the Prospectus.

                      INVESTMENT OBJECTIVES AND POLICIES

   The investment objectives and principal investment strategies of each Portfolio (each, a "Portfolio," and, collectively, the "Portfolios") of the Fund are set forth in Section II of the Prospectus. There can be no assurance that a Portfolio will achieve its investment objective. The information that follows sets out certain investment policies of each Portfolio other than the LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO, METLIFE MID CAP STOCK INDEX PORTFOLIO, METLIFE STOCK INDEX PORTFOLIO, MORGAN STANLEY EAFE INDEX PORTFOLIO and RUSSELL 2000 INDEX PORTFOLIO (the "Index Portfolios"). For more information about the investment policies of each Portfolio, see below under "Investment Restrictions" and "Investment Practices" and the Prospectus.

   Each of MetLife CONSERVATIVE ALLOCATION PORTFOLIO, METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO, METLIFE MODERATE ALLOCATION PORTFOLIO, METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO and METLIFE AGGRESSIVE ALLOCATION PORTFOLIO (each, an "ASSET ALLOCATION PORTFOLIO," and, collectively, the "Asset Allocation Portfolios") operates under a "fund of funds" structure, investing substantially all of its assets in other mutual funds advised by MetLife Advisers, LLC ("MetLife Advisers") or its affiliates (each, an "Underlying Portfolio," and, collectively, the "Underlying Portfolios"). In addition to the fees directly associated with an Asset Allocation Portfolio, an investor in that Portfolio will also indirectly bear the fees of the Underlying Portfolios in which an ASSET ALLOCATION PORTFOLIO invests. For a list of the Underlying Portfolios in which the ASSET ALLOCATION PORTFOLIOS may invest as of the date of this SAI, please see the Prospectus. This SAI contains information about Underlying Portfolios that are Portfolios of the Fund. For additional information about Underlying Portfolios that are series of Met Investors Series Trust ("MIST"), please see the May 1, 2005 prospectus and statement of additional information of MIST (SEC File No. 811-10183).

   Except as otherwise indicated, each Portfolio's investment objective and policies set forth in the Prospectus and this SAI are not fundamental and may be changed without shareholder approval. For purposes of a Portfolio's policy to invest at least 80% of its net assets in certain investments, net assets include the amount of any borrowings for investment purposes.

   The terms "shareholder approval" and "approval of a majority of the outstanding voting securities," as used in the Prospectus and this SAI, mean, with respect to a class of a Portfolio, approval by the lesser of (i) 67% of the shares of a class of the Portfolio represented at a meeting at which more than 50% of the outstanding shares of such class are represented or (ii) more than 50% of the outstanding shares of such class.

BLACKROCK AGGRESSIVE GROWTH PORTFOLIO

   The Portfolio's investment objective is maximum capital appreciation.

   As a non-fundamental policy, the Portfolio may not engage in transactions in options except that investments in essentially financial items or arrangements such as, but not limited to, options on securities, securities indices, interest rates and currencies, and options on futures on securities, securities indices, interest rates and currencies shall not be deemed investments in options.

   It is the Portfolio's policy not to make an investment in restricted securities, including Rule 144A Securities, if, as a result, more than 35% of the Portfolio's total assets are invested in restricted securities, provided not more than 10% of the Portfolio's total assets are invested in restricted securities other than Rule 144A Securities.

   Repurchase agreements will be limited to 30% of the Portfolio's net assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid securities, as determined by BlackRock Advisors, Inc. ("BlackRock"), the Portfolio's subadviser, held by the Portfolio will be limited to 15% of the Portfolio's net assets.

   The Portfolio may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The Portfolio will adopt a temporary defensive position when, in the opinion of BlackRock, such a position is more likely to provide protection against adverse market conditions than adherence to the Portfolio's other investment policies. The types of high-quality instruments in which the Portfolio may invest for such purposes include money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by Standards & Poor's Corporation ("S&P") or the "Prime" major rating category by Moody's Investor Services, Inc. ("Moody's"), or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or Moody's.

   SECURITIES RATINGS POLICIES. When securities are rated by one or more independent rating agencies, the Portfolio uses these ratings to determine credit quality. The Portfolio may invest in debt instruments which are split rated; for example, rated investment grade by one rating agency, but lower than investment grade by the other. Where an investment is split rated, the Portfolio may invest on the basis of the higher rating. Also, the Portfolio may invest in debt securities that are unrated. If a security is unrated, the Portfolio may assign it to a given category based on its own credit research.

BLACKROCK BOND INCOME PORTFOLIO

   The Portfolio's investment objective is a competitive total return primarily from investing in fixed-income securities.

   The Portfolio may lend securities it owns so long as such loans do not exceed 33 1/3% of the Portfolio's total assets.

   The Portfolio may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The Portfolio will adopt a temporary defensive position when, in the opinion of BlackRock, such a position is more likely to provide protection against adverse market conditions than adherence to the Portfolio's other investment policies. The types of high-quality instruments in which the Portfolio may invest for such purposes include money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by S&P or the "Prime" major rating category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or Moody's.

   SECURITIES RATINGS POLICIES. When securities are rated by one or more independent rating agencies, the Portfolio uses these ratings to determine credit quality. The Portfolio may invest in debt instruments which are split rated; for example, rated investment grade by one rating agency, but lower than investment grade by the other. Where an investment is split rated, the Portfolio may invest on the basis of the higher rating. Also, the Portfolio may invest in debt securities that are unrated. If a security is unrated, the Portfolio may assign it to a given category based on its own credit research.

BLACKROCK DIVERSIFIED PORTFOLIO

   The Portfolio's investment objective is high total return while attempting to limit investment risk and preserve capital.

   As a non-fundamental policy, the Portfolio may not engage in transactions in options except in connection with options on securities, securities indices, currencies and interest rates, and options on futures on securities, securities indices, currencies and interest rates.

   It is the Portfolio's policy not to make an investment in restricted securities, including Rule 144A Securities, if, as a result, more than 50% of the Portfolio's total assets are invested in restricted securities, provided not more than 15% of the Portfolio's total assets are invested in illiquid securities.

   The Portfolio may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The Portfolio will adopt a temporary defensive position when, in the opinion of BlackRock, such a position is more likely to provide protection against adverse market conditions than adherence to the Portfolio's other investment policies. The types of high-quality instruments in which the Portfolio may invest for such purposes include money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by S&P or the "Prime" major rating category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or Moody's.

BLACKROCK INVESTMENT TRUST PORTFOLIO

   The Portfolio's investment objective is long-term growth of capital and income.

   It is the Portfolio's policy not to make an investment in restricted securities, including Rule 144A Securities, if, as a result, more than 15% of the Portfolio's total assets are invested in restricted securities, provided not more than 10% of the Portfolio's total assets are invested in restricted securities other than Rule 144A Securities.

   The Portfolio may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The Portfolio will adopt a temporary defensive position when, in the opinion of BlackRock, such a position is more likely to provide protection against adverse market conditions than adherence to the Portfolio's other investment policies. The types of high-quality instruments in which the Portfolio may invest for such purposes include money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by S&P or the "Prime" major rating category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or Moody's.

   SECURITIES RATINGS POLICIES. When securities are rated by one or more independent rating agencies, the Portfolio uses these ratings to determine credit quality. The Portfolio may invest in debt instruments which are split rated; for example, rated investment grade by one rating agency, but lower than investment grade by the other. Where an investment is split rated, the Portfolio may invest on the basis of the higher rating. Also, the Portfolio may invest in debt securities that are unrated. If a security is unrated, the Portfolio may assign it to a given category based on its own credit research.

BLACKROCK LEGACY LARGE CAP GROWTH PORTFOLIO

   The Portfolio's investment objective is long-term growth of capital.

   The Portfolio may not engage in transactions in options except in connection with options on securities, securities indices, currencies and interest rates, and options on futures on securities, securities indices, currencies and interest rates.

   It is the Portfolio's policy not to make an investment in restricted securities, including Rule 144A Securities, if, as a result, more than 50% of the Portfolio's total assets are invested in restricted securities, provided not more than 15% of the Portfolio's total assets are invested in restricted securities other than Rule 144A Securities.

   The Portfolio may invest without limitation in securities of non-U.S. issuers directly, or indirectly in the form of ADRs, European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs").

   The Portfolio may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The Portfolio will adopt a temporary defensive position when, in the opinion of BlackRock, such a position is more likely to provide protection against adverse market conditions than adherence to the Portfolio's other investment policies. The types of high-quality instruments in which the Portfolio may invest for such purposes include money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by S&P or the "Prime" major rating category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or Moody's.

   SECURITIES RATINGS POLICIES. When securities are rated by one or more independent rating agencies, the Portfolio uses these ratings to determine credit quality. The Portfolio may invest in debt instruments which are split rated; for example, rated investment grade by one rating agency, but lower than investment grade by the other. Where an investment is split rated, the Portfolio may invest on the basis of the higher rating. Also, the Portfolio may invest in debt securities that are unrated. If a security is unrated, the Portfolio may assign it to a given category based on its own credit research.

BLACKROCK LARGE CAP VALUE PORTFOLIO

   The Portfolio's investment objective is long-term growth of capital.

   It is the Portfolio's policy not to make an investment in restricted securities, including Rule 144A Securities, if, as a result, more than 35% of the Portfolio's total assets are invested in restricted securities, provided not more than 10% of the Portfolio's total assets are invested in restricted securities other than Rule 144A Securities.

   Repurchase agreements will be limited to 30% of the Portfolio's net assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid securities, as determined by BlackRock, held by the Portfolio will be limited to 15% of the Portfolio's net assets.

   The Portfolio may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The Portfolio will adopt a temporary defensive position when, in the opinion of BlackRock, such a position is more likely to provide protection against adverse market conditions than adherence to the Portfolio's other investment policies. The types of high-quality instruments in which the Portfolio may invest for such purposes include money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by S&P or the "Prime" major rating category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or Moody's.

   SECURITIES RATINGS POLICIES. When securities are rated by one or more independent rating agencies, the Portfolio uses these ratings to determine credit quality. The Portfolio may invest in debt instruments which are split rated; for example, rated investment grade by one rating agency, but lower than investment grade by the other. Where an investment is split rated, the Portfolio may invest on the basis of the higher rating. Also, the Portfolio may invest in debt securities that are unrated. If a security is unrated, the Portfolio may assign it to a given category based on its own credit research.

BLACKROCK MONEY MARKET PORTFOLIO

   The Portfolio's investment objective is a high level of current income consistent with preservation of capital.

   In determining how much of the Portfolio's investments are in a given industry, securities issued by foreign governments are excluded. Companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies, or industries that otherwise most affect such financing companies. Issuers of asset-backed pools will be classified as separate industries based on the nature of the underlying assets, such as mortgages and credit card receivables. "Asset-backed mortgages" includes private pools of nongovernment-backed mortgages.

   The Portfolio may elect to concentrate its investments in obligations of domestic banks, including certain U.S. branches and agencies of foreign banks and certain foreign branches of U.S. banks. The Portfolio expects that investment, if any, in such obligations will consist principally of obligations which are issued by U.S. branches and agencies of foreign banks for sale in the U.S., subject to the belief of BlackRock that the risks described below are reduced in the case of such bank obligations. The Portfolio also may invest up to 25% of its total assets in obligations of foreign banks located abroad and obligations of foreign branches of domestic banks not having a guarantee of a U.S. bank. This 25% limit does not apply to investments in U.S. branches of foreign banks, which may be considered domestic banks if it can be demonstrated that they are subject to the same regulation as U.S. banks.

   All the Portfolio's investments mature in less than 397 days and the average maturity of the Portfolio's securities based on their dollar value will not exceed 90 days at the time of each investment. Money market instruments maturing in less than 397 days tend to yield less than obligations of comparable quality having longer maturities. See "Determination of Net Asset Values." Where obligations of greater than one year are used to secure the Portfolio's repurchase agreements, the repurchase agreements themselves will have very short maturities. If the disposition of a portfolio security results in a dollar-weighted average portfolio maturity in excess of 90 days, the Portfolio will invest its available cash in such a manner as to reduce its dollar-weighted average portfolio maturity to 90 days or less as soon as reasonably practicable.

   In seeking to provide the highest possible level of current income consistent with preservation of capital, the Portfolio may not necessarily invest in money market instruments paying the highest available yield at a particular time. The Portfolio, consistent with its investment objective, attempts to maximize income by engaging in portfolio trading and by buying and selling portfolio investments in anticipation of or in response to changing economic and money market conditions and trends. The Portfolio may also invest to take advantage of what are believed to be temporary disparities in the yields of different segments of the high grade money market or among particular instruments within the same segment of the market. These policies, as well as the relatively short maturity of obligations to be purchased by the Portfolio, may result in frequent changes in the Portfolio's investment portfolio of money market instruments. The value of the securities in the Portfolio's investment portfolio can be expected to vary inversely to changes in prevailing interest rates. Thus, if interest rates increase after a security is purchased, that security, if sold, might be sold at less than cost. Conversely, if interest rates decline after purchase, the security, if sold, might be sold at a profit. In either instance, if the security were held to maturity, no gain or loss would normally be realized as a result of these fluctuations. Substantial redemptions of shares of the Portfolio could require the sale of portfolio investments at a time when a sale might not be desirable.

BLACKROCK STRATEGIC VALUE PORTFOLIO

   The Portfolio's investment objective is high total return, consisting principally of capital appreciation.

   As a non-fundamental policy, the Portfolio may not to engage in transactions in options except in connection with options on securities, securities indices and currencies, and options on futures on securities, securities indices and currencies.

   Repurchase agreements will be limited to 30% of the Portfolio's net assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid securities, as determined by BlackRock, held by the Portfolio will be limited to 15% of the Portfolio's net assets.

   It is the Portfolio's policy not to make an investment in restricted securities, including Rule 144A Securities, if, as a result, more than 35% of the Portfolio's total assets are invested in restricted securities, provided not more than 10% of the Portfolio's total assets are invested in restricted securities other than Rule 144A Securities.

   The Portfolio may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The Portfolio will adopt a temporary defensive position when, in the opinion of BlackRock, such a position is more likely to provide protection against adverse market conditions than adherence to the Portfolio's other investment policies. The types of high-quality instruments in which the Portfolio may invest for such purposes include money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by S&P or the "Prime" major rating category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or Moody's.

   SECURITIES RATINGS POLICIES. When securities are rated by one or more independent rating agencies, the Portfolio uses these ratings to determine credit quality. The Portfolio may invest in debt instruments which are split rated; for example, rated investment grade by one rating agency, but lower than investment grade by the other. Where an investment is split rated, the Portfolio may invest on the basis of the higher rating. Also, the Portfolio may invest in debt securities that are unrated. If a security is unrated, the Portfolio may assign it to a given category based on its own credit research.

CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO

   The Portfolio's investment objective is long-term growth of capital.

   The Portfolio may not make loans; provided, however, that this policy shall not apply to the lending of portfolio securities.

   The Portfolio may not borrow money, except that the Portfolio may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements, make other investments or engage in other transactions which may involve borrowing, in a manner consistent with the Portfolio investment objective and investment strategies, provided that the combination of (i) and (ii) shall not exceed 5% of the value of the Portfolio total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Portfolio may borrow from banks or other persons to the extent permitted by applicable law.

   The Portfolio may not purchase or sell physical commodities, except that it may (i) enter into futures contracts and options thereon in accordance with applicable law and (ii) purchase or sell physical commodities if acquired as a result of ownership of securities or other instruments. The Portfolio will not consider stock index futures contracts, currency contracts, hybrid investments, swaps or other similar instruments to be commodities.

DAVIS VENTURE VALUE PORTFOLIO

   The Portfolio's investment objective is growth of capital. Under normal circumstances, the Portfolio seeks to achieve its objective by investing the majority of its assets in common stocks that its subadviser, Davis Selected Advisers, L.P. ("Davis Selected"), believes have capital growth potential due to factors such as undervalued assets or earnings potential, product development and demand, favorable operating ratios, resources expansion, management abilities, reasonableness of market price, and favorable overall business prospects. The Portfolio will invest predominantly in equity securities of companies with market capitalizations of at least $10 billion. It may also invest in issuers with smaller capitalizations.

   The Portfolio may invest in foreign securities, and may hedge currency fluctuation risks related thereto. The Portfolio may invest in U.S. registered investment companies that primarily invest in foreign securities, provided that no such investment may cause more than 10% of the Portfolio's total assets to be invested in such companies. The Portfolio may invest in restricted securities, which may include Rule 144A securities.

   The Portfolio may write covered call options on its portfolio securities, but currently intends to write such options only to the extent that less than 5% of its net assets would be subject to the options.

   The Portfolio may lend securities it owns so long as such loans do not exceed 33 1/3% of the Portfolio's net assets.

FI INTERNATIONAL STOCK PORTFOLIO

   The Portfolio's investment objective is long-term growth of capital.

   As a non-fundamental policy, the Portfolio will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Portfolio's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Portfolio's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of the Portfolio's total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Portfolio would exceed 5% of the Portfolio's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

FI MID CAP OPPORTUNITIES PORTFOLIO

   The Portfolio's investment objective is long-term growth of capital.

   For purposes of normally investing at least 80% of the Portfolio's assets in securities of companies with medium market capitalizations, Fidelity Management & Research Company ("FMR") intends to measure the capitalization range of the S&P MidCap 400 Index and the Russell Midcap Index no less frequently than once a month.

   The Portfolio will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Portfolio's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Portfolio's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of the Portfolio's total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Portfolio would exceed 5% of the Portfolio's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

FI VALUE LEADERS PORTFOLIO

   The Portfolio's investment objective is long-term growth of capital.

   The Portfolio will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Portfolio's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Portfolio's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of the Portfolio's total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Portfolio would exceed 5% of the Portfolio's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO

   The Portfolio's investment objective is long-term capital growth.

   The Portfolio may invest up to 5% of its total assets in corporate debt securities that Franklin Advisers, Inc., the Portfolio's subadviser, believes have the potential for capital appreciation as a result of improvement in the creditworthiness of the issuer. The receipt of income from debt securities is incidental to the Portfolio's investment goal. The Portfolio may buy both rated and unrated debt securities. The Portfolio will invest in securities rated B or better by Moody's or S&P or unrated securities of comparable quality. Currently, however, the Portfolio does not intend to invest more than 5% of its assets in debt securities (including convertible debt securities) rated lower than BBB by S&P or Baa by Moody's or unrated securities of comparable quality.

HARRIS OAKMARK FOCUSED VALUE PORTFOLIO

   The Portfolio's investment objective is long-term capital appreciation.

   Harris Associates L.P. ("Harris"), the Portfolio's subadviser, invests the Portfolio's assets primarily in common stocks of U.S. companies, although it may invest up to 25% of its total assets (valued at the time of investment) in non-U.S. dollar-denominated securities of U.S. or foreign companies (other than securities represented by American Depositary Receipts (as defined in "Investment Practices - Foreign Equity Depositary Receipts")). Although securities represented by American Depositary Receipts are not subject to the above referenced 25% restriction, Harris has no present intention to invest more than 25% of the Portfolio's total assets in American Depositary Receipts and securities of foreign issuers.

   Harris may invest the Portfolio's assets in debt securities, including high yield debt (as defined in "Investment Practices - Lower Rated Fixed-income Securities (High Yield Debt)") and securities that are not rated. There are no restrictions as to the ratings of debt securities Harris may acquire or the portion of the Portfolio's assets that Harris may invest in debt securities in a particular ratings category except that Harris will not invest more than 25% of the Portfolio's total assets in high yield debt.

   Harris may also invest up to 10% of the Portfolio's total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, as long as no investment represents more than 3% of the outstanding voting stock of the acquired investment company at the time of investment.

   Harris may engage in lending of portfolio securities (as defined in "Investment Practices--Lending of Portfolio Securities") with up to 33 1/3 % of the Portfolio's total assets and in short sales (as defined in "Investment Practices--Short Sales 'Against the Box'") with up to 20% of its total assets.

   Harris may purchase and sell both call options and put options on securities (as defined in "Investment Practices -Purchasing and Selling Options on Securities") for the Portfolio. Harris does not expect to purchase a call option or a put option if the aggregate value of all call and put options held by the Portfolio would exceed 5% of its assets. Harris will write call options and put options for the Portfolio only if such options are "covered" (as defined in "Investment Practices - Purchasing and Selling Options on Securities" under the heading "WRITING COVERED OPTIONS").

   Harris has the flexibility to respond promptly to changes in market and economic conditions. In the interest of preserving shareholders' capital, Harris may employ a temporary defensive investment strategy if it determines such a strategy to be warranted. Pursuant to such a defensive strategy, Harris may hold the Portfolio's assets in cash (U.S. dollars, foreign currencies, or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers. It is impossible to predict whether, when or for how long Harris will employ defensive strategies.

   In addition, pending investment of proceeds from new sales of the Portfolio's shares or to meet ordinary daily cash needs, Harris may temporarily hold the Portfolio's assets in cash (U.S. dollars, foreign currencies, or multinational currency units) and may invest any portion of its assets in money market instruments.

HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

   The Portfolio's investment objective is long-term capital appreciation.

   The Portfolio may not invest more than 2% of its net assets (valued at the time of investment) in warrants not listed on the New York or American stock exchanges, valued at cost, nor more than 5% of its net assets in all warrants, provided that warrants acquired in units or attached to other securities shall be deemed to be without value for purposes of this restriction.

   As a non-fundamental policy, the Portfolio may not purchase a call option or a put option if, immediately thereafter, the aggregate market value of all call and put options then held would exceed 10% of its net assets.

   The Portfolio may invest in forward foreign currency contracts.

JENNISON GROWTH PORTFOLIO

   The Portfolio's investment objective is long-term growth of capital.

   Jennison Associates LLC ("Jennison"), the Portfolio's subadviser, will normally invest at least 65% of the Portfolio's assets in equity-related securities of U.S. companies that exceed $1 billion in market capitalization and that Jennison believes have strong capital appreciation potential. These companies are generally considered to be in the medium-to-large capitalization range. The Portfolio may invest in common stocks, preferred stocks, convertible stocks and equity interests in partnerships, joint ventures and other noncorporate entities. The Portfolio may also invest in warrants and similar rights that can be exercised for equity securities. The Portfolio may invest up to 20% of its assets in money market instruments, U.S. government securities and derivatives. The Portfolio may invest up to 20% of its total assets in foreign securities. The 20% limitation on foreign securities does not include American Depositary Receipts ("ADRs") and other similar securities trading on U.S. exchanges or markets. The Portfolio may have exposure to foreign currencies through its investments in foreign securities.

   The Portfolio may not invest more than 5% of its total assets in unattached warrants or rights.

   The Portfolio may not, except as part of a merger, consolidation, acquisition or reorganization, invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than 3% of the total outstanding voting securities of any one investment company; provided, however, that the Portfolio may invest in the securities of one or more investment companies to the extent permitted by any order of exemption granted by the Securities and Exchange Commission (the "SEC").

LOOMIS SAYLES SMALL CAP PORTFOLIO

   The Portfolio's investment objective is long-term capital growth from investments in common stocks or other equity securities.

   Loomis, Sayles & Company, L.P. ("Loomis Sayles") manages the Portfolio by investing primarily in stocks of small capitalization companies. Normally the Portfolio will invest at least 80% of its assets in equity securities of companies with market capitalizations that fall, at the time of purchase, within the capitalization range of the Russell 2000 Index. The capitalization range of the Russell 2000 Index will vary due to the market value fluctuations of the stocks in the Index. The index is reconstituted annually, normally in June. Just following this reconstitution, the capitalization range of the Index may be significantly different than it was prior to the reconstitution.

   Under unusual market conditions as determined by Loomis Sayles, all or any portion of the Portfolio may be invested, for temporary, defensive purposes, in short-term debt instruments or in cash. In addition, under normal conditions, a portion of the Portfolio's assets may be invested in short-term assets for liquidity purposes or pending investment in other securities. Short-term investments may include U.S. Government securities, certificates of deposit, commercial paper and other obligations of corporate issuers rated in the top two rating categories by a major rating agency or, if unrated, determined to be of comparable quality by the subadviser, and repurchase agreements that are fully collateralized by cash, U.S. Government securities or high-quality money market instruments.

METLIFE CONSERVATIVE ALLOCATION PORTFOLIO

   The Portfolio's investment objective is a high level of current income, with growth of capital as a secondary objective.

   The Portfolio operates under a "fund of funds" structure, investing substantially all of its assets in Underlying Portfolios. Each Underlying Portfolio has a different subadviser who will use a separate set of investment strategies, exposing each Underlying Portfolio to its own investment risks. For a list of the Underlying Portfolios in which the Portfolio may invest as of the date of this SAI, please see the Prospectus. For more information about the investment strategies of the Underlying Portfolios of the Fund, and the risks associated with those strategies, please refer to the information in this section relating to the particular Underlying Portfolio of the Fund and the sections below entitled "Investment Restrictions" and "Investment Practices." For additional information about the investment strategies and associated risks of the Underlying Portfolios that are series of MIST, please see the May 1, 2005 prospectus and statement of additional information of MIST (SEC File No. 811-10183).

METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO

   The Portfolio's investment objective is high total return in the form of income and growth of capital, with a greater emphasis on income.

   The Portfolio operates under a "fund of funds" structure, investing substantially all of its assets in Underlying Portfolios. Each Underlying Portfolio has a different subadviser who will use a separate set of investment strategies, exposing each Underlying Portfolio to its own investment risks. For a list of the Underlying Portfolios in which the Portfolio may invest as of the date of this SAI, please see the Prospectus. For more information about the investment strategies of the Underlying Portfolios of the Fund, and the risks associated with those strategies, please refer to the information in this section relating to the particular Underlying Portfolio of the Fund and the sections below entitled "Investment Restrictions" and "Investment Practices." For additional information about the investment strategies and associated risks of the Underlying Portfolios that are series of MIST, please see the May 1, 2005 prospectus and statement of additional information of MIST (SEC File No. 811-10183).

METLIFE MODERATE ALLOCATION PORTFOLIO

   The Portfolio's investment objective is a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

   The Portfolio operates under a "fund of funds" structure, investing substantially all of its assets in Underlying Portfolios. Each Underlying Portfolio has a different subadviser who will use a separate set of investment strategies, exposing each Underlying Portfolio to its own investment risks. For a list of the Underlying Portfolios in which the Portfolio may invest as of the date of this SAI, please see the Prospectus. For more information about the investment strategies of the Underlying Portfolios of the Fund, and the risks associated with those strategies, please refer to the information in this section relating to the particular Underlying Portfolio of the Fund and the sections below entitled "Investment Restrictions" and "Investment Practices." For additional information about the investment strategies and associated risks of the Underlying Portfolios that are series of MIST, please see the May 1, 2005 prospectus and statement of additional information of MIST (SEC File No. 811-10183).

METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO

   The Portfolio's investment objective is growth of capital.

   The Portfolio operates under a "fund of funds" structure, investing substantially all of its assets in Underlying Portfolios. Each Underlying Portfolio has a different subadviser who will use a separate set of investment strategies, exposing each Underlying Portfolio to its own investment risks. For a list of the Underlying Portfolios in which the Portfolio may invest as of the date of this SAI, please see the Prospectus. For more information about the investment strategies of the Underlying Portfolios of the Fund, and the risks associated with those strategies, please refer to the information in this section relating to the particular Underlying Portfolio of the Fund and the sections below entitled "Investment Restrictions" and "Investment Practices." For additional information about the investment strategies and associated risks of the Underlying Portfolios that are series of MIST, please see the May 1, 2005 prospectus and statement of additional information of MIST (SEC File No. 811-10183).

METLIFE AGGRESSIVE ALLOCATION PORTFOLIO

   The Portfolio's investment objective is growth of capital.

   The Portfolio operates under a "fund of funds" structure, investing substantially all of its assets in Underlying Portfolios. Each Underlying Portfolio has a different subadviser who will use a separate set of investment strategies, exposing each Underlying Portfolio to its own investment risks. For a list of the Underlying Portfolios in which the Portfolio may invest as of the date of this SAI, please see the Prospectus. For more information about the investment strategies of the Underlying Portfolios of the Fund, and the risks associated with those strategies, please refer to the information in this section relating to the particular Underlying Portfolio of the Fund and the sections below entitled "Investment Restrictions" and "Investment Practices." For additional information about the investment strategies and associated risks of the Underlying Portfolios that are series of MIST, please see the May 1, 2005 prospectus and statement of additional information of MIST (SEC File No. 811-10183).

MFS INVESTORS TRUST PORTFOLIO

   The Portfolio's investment objective is long-term growth of capital with a secondary objective to seek reasonable current income.

   Under normal conditions, Massachusetts Financial Services Company ("MFS") will invest at least 65% of the Portfolio's total assets in equity securities of companies that are believed to have long-term prospects for growth and income.

   Consistent with its investment objective and policies described above, the Portfolio may also invest up to 20% of its net assets in foreign securities (including ADRs) which are not traded on a U.S. exchange.

   The Portfolio may invest up to 5% of its assets in short sales "against the box."

MFS TOTAL RETURN PORTFOLIO

   The Portfolio's investment objective is a favorable total return through investment in a diversified portfolio.

   The Portfolio may lend securities it owns so long as such loans do not exceed 30% of the Portfolio's net assets.

   The Portfolio may invest up to 5% of its assets in short sales "against the box."

NEUBERGER BERMAN MID CAP VALUE PORTFOLIO

   The Portfolio's investment objective is capital growth.

   The Portfolio normally may invest up to 35% of its total assets in debt securities and may invest up to 15% of its net assets in corporate debt securities rated below investment grade or unrated debt securities deemed by Neuberger Berman Management Inc., the Portfolio's subadviser, to be comparable to rated investment grade debt securities.

   Subsequent to its purchase by the Portfolio, an issue of debt securities may cease to be rated or its rating may be reduced, so that the securities would no longer be eligible for purchase by the Portfolio. In such a case, the Portfolio will engage in an orderly disposition of the downgraded securities to the extent necessary to ensure that the Portfolio's holdings of securities rated below investment grade and unrated debt securities deemed by Neuberger Berman Management Inc. to be comparable to rated investment grade debt securities will not exceed 15% of its net assets.

OPPENHEIMER GLOBAL EQUITY PORTFOLIO

   The Portfolio's investment objective is capital appreciation.

   The Portfolio intends to invest less than 5% of its total assets in securities of issuers in Eastern European countries.

   The Portfolio does not intend to invest more than 5% of its total assets in debt securities.

   Although the Portfolio may invest up to 15% of its net assets in illiquid securities, the Portfolio does not intend to invest more than 10% of its net assets in illiquid securities.

   The Portfolio will not enter into swaps with respect to more than 25% of its total assets.

   The Portfolio may not invest more than 5% of its total assets in warrants or rights. That limit does not apply to warrants acquired as part of a unit or that are attached to other securities. No more than 2% of the Portfolio's total assets may be invested in warrants that are not listed on either the New York Stock Exchange or the American Stock Exchange.

SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO

   The Portfolio's investment objective is to maximize total return consistent with preservation of capital.

   Based upon the assessment by Salomon Brothers Asset Management Inc ("SBAM") of the relative risks and opportunities available in various market segments, assets will be allocated among U.S. Government obligations, mortgage- backed securities, domestic and foreign corporate debt and sovereign debt securities rated investment grade (I.E., securities that earn one of the top four ratings from Moody's or S&P or any other nationally recognized rating agency; or, if the securities are unrated, judged by SBAM to be of similar quality) and domestic and foreign corporate debt and sovereign debt securities rated below investment grade. The Portfolio may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions, in the form of participation in such Loans and assignments of all or a portion of such loans from third parties. See "Investment Practices-Loan Participations and Assignments" below.

   Depending on market conditions, the Portfolio may invest without limit in high yield debt, which involves significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than investments in higher-quality securities. Although SBAM does not anticipate investing in excess of 75% of the Portfolio's assets in domestic and developing country debt securities that are rated below investment grade, the Portfolio may invest a greater percentage in such securities when, in the opinion of the subadviser, the yield available from such securities outweighs their additional risks. Certain of the debt securities in which the Portfolio may invest may be rated as low as "C" by Moody's or "D" by S&P or, if unrated, determined to be of comparable quality to securities so rated. Securities rated below investment grade quality are considered high yield, high risk securities and are commonly known as "high yield debt" or "junk bonds." See "Investment Practices - Lower Rated Fixed-Income Securities" below. See Appendix A for more complete information on bond ratings.

   In addition, the Portfolio may invest in securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities, including mortgage-backed securities, and may also invest in preferred stocks, convertible securities (including those issued in the Euromarket), securities carrying warrants to purchase equity securities, privately placed debt securities, stripped mortgage securities, zero coupon securities and inverse floaters.

   The Portfolio may, and SBAM anticipates that under certain market conditions it will, invest up to 100% of its assets in foreign securities, including Brady Bonds. Brady Bonds are debt obligations created through the exchange of commercial bank loans for new obligations under a plan introduced by former U.S. Treasury Secretary Nicholas Brady. See "Investment Practices-High Yield/High Risk Foreign Sovereign Debt Securities" below. There is no limit on the value of the Portfolio's assets that may be invested in the securities of any one country or in assets denominated in any one country's currency.

   The Portfolio may also invest in debt obligations issued or guaranteed by a foreign sovereign government or one of its agencies or political subdivisions and debt obligations issued or guaranteed by supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Such supranational issued instruments may be denominated in multi-national currency units.

   The Portfolio currently intends to invest substantially all of its assets in fixed-income securities. In order to maintain liquidity, the Portfolio may invest up to 20% of its assets in high-quality short-term money market instruments, provided, however, that short-term investment in securities for the forward settlement of trades is not included in this 20%.

   The Portfolio's subadviser has the discretion to select the range of maturities of the various fixed-income securities in which the Portfolio will invest. The weighted average maturity and the duration of the Portfolio may vary substantially from time to time depending on economic and market conditions.

   The Portfolio may purchase and sell (or write) exchange-listed and over-the-counter put and call options on securities, financial futures contracts, fixed-income indices and other financial instruments, enter into financial futures contracts, enter into interest rate transactions and enter into currency transactions. Interest rate transactions may take the form of swaps, structured notes, caps, floors and collars, and currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

   The Portfolio may lend securities it owns so long as such loans do not represent more than 20% of the Portfolio's assets.

   Although the Portfolio's investment objective is to maximize total return consistent with the preservation of capital, it frequently sells securities to reflect changes in market, industry or individual company conditions or outlook even though it may only have held those securities for a short period. As a result of these policies, the Portfolio, under certain market conditions, may experience high portfolio turnover, although specific portfolio turnover rates are impossible to predict. In recent years, the portfolio turnover rate of the Portfolio has fluctuated considerably as a result of strategic shifts in portfolio holdings designed to maintain an optimum portfolio structure in view of general market conditions and movements in individual stock prices. The Portfolio's use of reverse repurchase agreements and dollar rolls leads to higher portfolio turnover rates, which involve higher expenses.

SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO

   The Portfolio's investment objective is to maximize total return consistent with preservation of capital and maintenance of liquidity.

   SBAM seeks to achieve the Portfolio's investment objective by investing primarily in debt obligations (including mortgage-backed securities) issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities, or repurchase agreements or derivative securities (such as collateralized mortgage obligations) backed by such securities.

   At least 80% of the total assets of the Portfolio will normally be invested in:

   (1) mortgage-backed securities guaranteed by the Government National Mortgage Association ("GNMA") which are supported by the full faith and credit of the U.S. Government. Such securities entitle the holder to receive all interest and principal payments when due, whether or not payments are actually made on the underlying mortgages;

   (2) U.S. Treasury obligations;

   (3) debt obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government which are backed by their own credit but are not necessarily backed by the full faith and credit of the U.S. Government;

   (4) mortgage-related securities guaranteed by agencies or instrumentalities of the U.S. Government which are supported by their own credit but not the full faith and credit of the U.S. Government, such as the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association ("FNMA");

   (5) repurchase agreements collateralized by any of the above; and

   (6) collateralized mortgage obligations issued by private issuers for which the underlying mortgage backed securities serving as collateral are backed (i) by the credit of the U.S. Government agency or instrumentality which issues or guarantees the mortgage backed securities, or (ii) by the full faith and credit of the U.S. Government.

   Any guarantee of the securities in which the Portfolio invests runs only to principal and interest payments on the securities and not to the market value of such securities or the principal and interest payments on the underlying mortgages. In addition, the guarantee runs to the portfolio securities held by the Portfolio and not to the purchase of shares of the Portfolio.

   The Portfolio may purchase or write options on securities, options on securities indices and options on futures contracts and may buy or sell futures on financial instruments and securities indices.

   Up to 20% of the assets of the Portfolio may be invested in marketable debt securities of domestic issuers and of foreign issuers (payable in U.S. dollars) rated "investment grade" (I.E., securities that earn one of the top four ratings from Moody's or S&P or any other nationally recognized rating agency; or, if the securities are unrated, judged by SBAM to be of similar quality), convertible securities (including those issued in the Euromarket), securities carrying warrants to purchase equity securities and privately placed debt securities.

   The Portfolio may lend securities it owns so long as such loans do not represent more than 20% of the Portfolio's assets.

T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO

   The Portfolio's investment objective is long-term growth of capital and, secondarily, dividend income.

   The Portfolio may not purchase securities of open-end or closed-end investment companies except (i) in compliance with the Investment Company Act of 1940, as amended (the "1940 Act") or (ii) securities of the T. Rowe Price Reserve Investment or Government Reserve Investment Funds.

   The Portfolio may not purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of the Portfolio would be invested in such programs.

   The Portfolio may not invest in warrants if, as a result thereof, more than 10% of the value of the net assets of the Portfolio would be invested in warrants.

T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

   The Portfolio's investment objective is long-term capital growth.

   The Portfolio may not purchase securities of open-end or closed-end investment companies except (i) in compliance with the 1940 Act or (ii) securities of the T. Rowe Price Reserve Investment or Government Reserve Investment Funds.

   The Portfolio may not purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of the Portfolio would be invested in such programs.

   The Portfolio may not invest in warrants if, as a result thereof, more than 10% of the value of the net assets of the Portfolio would be invested in warrants.

ZENITH EQUITY PORTFOLIO

   The Portfolio's investment objective is long-term capital appreciation.

   The Portfolio seeks to achieve its investment objective by investing in three other Portfolios of the Fund. MetLife Advisers invests the Portfolio's assets equally among CAPITAL GUARDIAN U.S. EQUITY, JENNISON GROWTH and FI VALUE LEADERS (the "Zenith Underlying Portfolios"). MetLife Advisers maintains this equal division of assets among the Zenith Underlying Portfolios by rebalancing the Portfolio's assets each fiscal quarter. Each Zenith Underlying Portfolio has a different subadviser who will use a separate set of investment strategies, exposing each Zenith Underlying Portfolio to its own investment risks.

   For information regarding the investment strategies of the Zenith Underlying Portfolios, and the risks associated with those strategies, please refer to the information above which relates to the Zenith Underlying Portfolios and the sections below entitled "Investment Restrictions" and "Investment Practices."

                            INVESTMENT RESTRICTIONS

   The following is a description of fundamental and non-fundamental restrictions on the investments to be made by the thirty-seven Portfolios. Fundamental restrictions may not be changed without the approval of a majority
                         _______
of the outstanding voting securities of the relevant Portfolio. Non-fundamental restrictions may be changed without such vote. Percentage tests regarding any
             ___
investment restriction apply only at the time that a Portfolio is making that investment. State insurance laws and regulations may impose additional limitations on a Portfolio's investments, including its ability to borrow, lend, and use options, futures and other derivative instruments. In addition, these laws may require that a Portfolio's investments meet additional diversification or other requirements. A policy is fundamental only if the Prospectus or this SAI states that it is fundamental or that it may be changed only by shareholder vote.

Fundamental Investment Restrictions
___________________________________

   Each of BLACKROCK AGGRESSIVE GROWTH, BLACKROCK DIVERSIFIED, BLACKROCK INVESTMENT TRUST, BLACKROCK LARGE CAP VALUE, BLACKROCK STRATEGIC VALUE, FI MID CAP OPPORTUNITIES, FRANKLIN TEMPLETON SMALL CAP GROWTH, HARRIS OAKMARK LARGE CAP VALUE, LEHMAN BROTHERS AGGREGATE BOND INDEX, METLIFE MID CAP STOCK INDEX, METLIFE STOCK INDEX, MORGAN STANLEY EAFE INDEX, NEUBERGER BERMAN MID CAP VALUE, OPPENHEIMER GLOBAL EQUITY, RUSSELL 2000 INDEX, T. ROWE PRICE LARGE CAP GROWTH AND T. ROWE PRICE SMALL CAP GROWTH may not:

   1. (a) Borrow money to purchase securities or purchase securities on margin; (b) borrow money more than 5% of total assets for extraordinary or emergency purposes (e.g., to honor redemption requests which might otherwise require the sale of securities at an inopportune time); or (c) borrow in the form of short-term credits necessary to clear Portfolio transactions or to enter into reverse repurchase agreements with banks, together with amounts borrowed for extraordinary or emergency purposes, more than 1/3 of the amount by which total assets exceed total liabilities (excluding the liabilities represented by such obligations). The investment restrictions in (b) and (c) above do not apply to OPPENHEIMER GLOBAL EQUITY.

   2. Engage in the underwriting of securities of other issuers except to the extent that in selling portfolio securities it may be deemed to be a "statutory" underwriter for purposes of the Securities Act of 1933.

   3. Issue senior securities.

   4. Sell call options which are not covered options.

   5. Make loans but this shall not prohibit a Portfolio from entering into repurchase agreements or purchasing bonds, notes, debentures or other obligations of a character customarily purchased by institutional or individual investors.

   6. Invest more than 10% of total assets (including REITs) in real estate interests, including real estate mortgage loans, provided that the limit shall not restrict investments in exchange-traded real estate investment trusts and shares of other real estate companies.

   7. Invest more than 25% of total assets in securities issued by companies primarily engaged in any one industry; provided that: (a) utilities will be considered separate industries according to type of service; (b) oil and oil related companies will be considered separate industries according to type (e.g., domestic crude oil and gas producers, domestic integrated oil companies, international oil companies, and oil service companies will each be deemed a separate industry); and (c) savings, loan associations, and finance companies will be considered separate industries. For these purposes, money market instruments issued by a foreign branch of a domestic bank will not be deemed to be an investment in a domestic bank. The Fund will disclose when more than 25% of these above-mentioned Portfolios' total assets are invested in four oil related industries.

   With respect to these above-mentioned Portfolios, if the Prospectus or this SAI specifically states that one or more of such Portfolios may engage in practices that would otherwise violate a fundamental policy, such exception is also part of such Portfolios' fundamental policies. (On the other hand, any policy set forth in the Prospectus or in the "Investment Objectives and Policies" section of this SAI for these Portfolios that is more restrictive than any fundamental policy on the same subject may be changed without any shareholder vote.)

   None of BLACKROCK BOND INCOME, BLACKROCK LEGACY LARGE CAP GROWTH, BLACKROCK MONEY MARKET, CAPITAL GUARDIAN U.S. EQUITY, DAVIS VENTURE VALUE, FI VALUE LEADERS, HARRIS OAKMARK FOCUSED VALUE, JENNISON GROWTH, LOOMIS SAYLES SMALL CAP, METLIFE CONSERVATIVE ALLOCATION, METLIFE CONSERVATIVE TO MODERATE ALLOCATION, METLIFE MODERATE ALLOCATION, METLIFE MODERATE TO AGGRESSIVE ALLOCATION, METLIFE AGGRESSIVE ALLOCATION, MFS INVESTORS TRUST, MFS TOTAL RETURN, SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES, SALOMON BROTHERS U.S. GOVERNMENT AND ZENITH EQUITY will:

   1. Borrow money, except to the extent permitted by applicable law, regulation or order;

   2. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws;

   3. Purchase or sell real estate, except that, consistent with its investment policies, the Portfolio may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein;

   4. Purchase or sell commodities or commodity contracts, except that, consistent with its investment policies, the Portfolio may purchase and sell financial futures contracts and options and may enter into swap agreements, foreign exchange contracts and other financial transactions not requiring the delivery of physical commodities;

   5. Make loans, except by purchasing debt obligations in which the Portfolio may invest consistent with its investment policies, by entering into repurchase agreements, by lending its portfolio securities, or as otherwise permitted by applicable law, regulation or order;

   6. Purchase securities (other than (i) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, (ii) securities of a registered investment company, and (iii) in the case of BLACKROCK MONEY MARKET, bank instruments issued by domestic banks and U.S. branches of foreign banks) if, as a result of such purchase, more than 25% of the total assets of the Portfolio (as of the time of investment) would be invested in any one industry, except to the extent permitted by applicable law, regulation or order; or

   7. Issue any senior securities except to the extent permitted by applicable law, regulation or order (for purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract or futures contract and collateral arrangements with respect to initial and variation margin are not deemed to involve the issuance of a senior security).

The following sets out additional fundamental policies and restrictions for certain Portfolios:

BLACKROCK AGGRESSIVE GROWTH PORTFOLIO AND BLACKROCK INVESTMENT TRUST PORTFOLIO

As a fundamental policy, these Portfolios may not:

   a. Invest more than 10% of total assets in foreign securities (including investments through European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"), but excluding investments through American Depositary Receipts ("ADRs")) except that 25% of total assets may be invested in securities issued, assumed, or guaranteed by foreign governments or their political subdivisions or instrumentalities; assumed or guaranteed by domestic issuers; or issued, assumed, or guaranteed by foreign issuers with a class of securities listed on NYSE.

   b. Lend portfolio securities in excess of 20% of total assets.

   c. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy); and (iii) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iii) is non-fundamental). The policies in (i) and (iii) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

   d. Sell put options other than to close out option positions previously entered into.

   e. For purposes of the application of the industry concentration fundamental investment restriction in 7 above to the Portfolio, companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies, or industries that otherwise most affect the financing companies.

BLACKROCK STRATEGIC VALUE PORTFOLIO AND BLACKROCK LARGE CAP VALUE PORTFOLIO

As a fundamental policy, these Portfolios may not:

   a. Lend portfolio securities in excess of 33 % of total assets.

   b. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy); (iii) purchase and sell currency futures contracts (on recognized futures exchanges) as a hedge or to adjust exposure to the currency market (the recognized exchange requirement and limitation as to purpose are non-fundamental policies); (iv) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iv) is non-fundamental); and (v) sell covered put options on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter into futures contracts. The policies in (i) and (iv) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii), (iii) and (v) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

   c. Sell put options other than to close out option positions previously entered into; provided that the Portfolio may (i) sell covered put options on securities and stock indices to earn additional income, as a hedge against or to minimize anticipated loss in value; and (ii) sell covered put options on currencies as a hedge against anticipated declines in currency exchange rates in which securities are held or to be purchased or to earn additional income.

   d. For purposes of the application of the industry concentration fundamental investment restriction in 7 above to the Portfolio, companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies, or industries that otherwise most affect the financing companies.

BLACKROCK DIVERSIFIED PORTFOLIO

As a fundamental policy, the Portfolio may not:

   a. Invest more than 10% of total assets in foreign securities (including investments through European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"), but excluding investments through American Depositary Receipts ("ADRs")) except that 25% of total assets may be invested in securities issued, assumed, or guaranteed by foreign governments or their political subdivisions or instrumentalities; assumed or guaranteed by domestic issuers; or issued, assumed, or guaranteed by foreign issuers with a class of securities listed on NYSE.

   b. Lend portfolio securities in excess of 20% of total assets.

   c. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy); and (iii) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iii) is non-fundamental). The policies in (i) and (iii) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

   d. Sell put options other than to close out option positions previously entered into.

   e. For purposes of the application of the industry concentration fundamental investment restriction in 7 above to the Portfolio, companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies, or industries that otherwise most affect the financing companies. Also, the 25% limitation in 7 above shall not apply to the Portfolio's (a) money market securities, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and (b) bank issued debt securities.

FI INTERNATIONAL STOCK PORTFOLIO

As a fundamental policy, the Portfolio may not:

   a. Lend portfolio securities in excess of 20% of total assets.

   b. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy); (iii) purchase and sell currency futures contracts (on recognized futures exchanges) as a hedge or to adjust exposure to the currency market (the recognized exchange requirement and limitation as to purpose are non-fundamental policies); (iv) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iv) is non-fundamental); and (v) sell covered put options on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter into futures contracts. The policies in (i) and (iv) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii), (iii) and (v) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

   c. Sell put options other than to close out option positions previously entered into; provided that the Portfolio may (i) sell covered put options on securities and stock indices to earn additional income, as a hedge against or to minimize anticipated loss in value; and (ii) sell covered put options on currencies as a hedge against anticipated declines in currency exchange rates in which securities are held or to be purchased or to earn additional income.

FI MID CAP OPPORTUNITIES PORTFOLIO

As a fundamental policy, the Portfolio may not:

   a. Invest more than 30% of total assets in foreign securities (including investments through European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"), but excluding investments through American Depositary Receipts ("ADRs")) denominated in a foreign currency and not publicly traded in the U.S.

   b. Lend portfolio securities in excess of 25% of total assets.

   c. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy); (iii) purchase and sell currency futures contracts (on recognized futures exchanges) as a hedge or to adjust exposure to the currency market (the recognized exchange requirement and limitation as to purpose are non-fundamental policies); (iv) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iv) is non-fundamental); and (v) sell covered put options on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter into futures contracts. The policies in (i) and (iv) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii), (iii) and (v) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

   d. Sell put options other than to close out option positions previously entered into; provided that the Portfolio may (i) sell covered put options on securities and stock indices to earn additional income, as a hedge against or to minimize anticipated loss in value; and (ii) sell covered put options on currencies as a hedge against anticipated declines in currency exchange rates in which securities are held or to be purchased or to earn additional income.

FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO

As a fundamental policy, the Portfolio may not:

   a. Invest more than 25% of total assets in foreign securities (including investments through European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"), but excluding investments through American Depositary Receipts ("ADRs")).

   b. Lend portfolio securities in excess of 20% of total assets.

   c. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy); (iii) purchase and sell currency futures contracts (on recognized futures exchanges) as a hedge or to adjust exposure to the currency market (the recognized exchange requirement and limitation as to purpose are non-fundamental policies); (iv) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iv) is non-fundamental); and (v) sell covered put options on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter into futures contracts. The policies in (i) and (iv) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii), (iii) and (v) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

   d. Sell put options other than to close out option positions previously entered into; provided that the Portfolio may sell covered put options on securities and stock indices to earn additional income, as a hedge against or to minimize anticipated loss in value.

HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

As a fundamental policy, the Portfolio may not:

   a. Invest more than 25% of total assets in foreign securities (including investments through European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"), but excluding investments through American Depositary Receipts ("ADRs")).

   b. Lend portfolio securities in excess of 33 1/3 % of total assets.

   c. Sell put options other than to close out option positions previously entered into.

   d. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; and (ii) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (ii) is non-fundamental). The policies in (i) and (ii) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission). The Portfolio's policy to not purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return is a non-fundamental policy.

LEHMAN BROTHERS(R) AGGREGATE BOND INDEX PORTFOLIO

As a fundamental policy, the Portfolio may not:

   a. Lend portfolio securities in excess of 33 1/3 % of total assets.

   b. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; and (ii) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (ii) is non-fundamental). The policies in (i) and (ii) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission). The Portfolio's policy to not purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return is a non-fundamental policy.

   c. Sell put options other than to close out option positions previously entered into.

   d. For purposes of the application of the industry concentration fundamental investment restriction in 7 above to the Portfolio, companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies, or industries that otherwise most affect the financing companies.

METLIFE STOCK INDEX PORTFOLIO

As a fundamental policy, the Portfolio may not:

   a. Invest more than 10% of total assets in foreign securities (including investments through European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"), but excluding investments through American Depositary Receipts ("ADRs")) except 25% of total assets may be invested in securities issued, assumed, or guaranteed by foreign governments or their political subdivisions or instrumentalities; assumed or guaranteed by domestic issuers; or issued, assumed, or guaranteed by foreign issuers with a class of securities listed on NYSE.

   b. Lend portfolio securities in excess of 20% of total assets.

   c. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy); and (iii) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iii) is non-fundamental). The policies in (i) and (iii) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

   d. Sell put options other than to close out option positions previously entered into.

MORGAN STANLEY EAFE(R) INDEX PORTFOLIO

As a fundamental policy, the Portfolio may not:

   a. Lend portfolio securities in excess of 33-1/3% of total assets.

   b. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy); and (iii) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iii) is non-fundamental). The policies in (i) and (iii) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

   c. Sell put options other than to close out option positions previously entered into.

NEUBERGER BERMAN MID CAP VALUE PORTFOLIO

As a fundamental policy, the Portfolio may not:

   a. Invest more than 10% of total assets in foreign securities (including investments through European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"), but excluding investments through American Depositary Receipts ("ADRs")).

   b. Lend portfolio securities in excess of 33 1/3 % of total assets.

   c. Invest in commodities or commodity contracts. The Portfolio's policy to not purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return is a non-fundamental policy.

   d. Sell put options other than to close out option positions previously entered into.

OPPENHEIMER GLOBAL EQUITY PORTFOLIO

As a fundamental policy, the Portfolio may not:

   a. Lend portfolio securities in excess of 33 1/3 % of total assets.

   b. (i) Borrow money in excess of 33% of total assets for extraordinary or emergency purposes (e.g., to honor redemption requests which might otherwise require the sale of securities at an inopportune time), provided that if these obligations with reverse repurchase agreements do not exceed 5% of total assets, no additional securities will be purchased for the Portfolio; or (ii) borrow in the form of short-term credits necessary to clear Portfolio transactions or enter into reverse repurchase agreements with banks, together with amounts borrowed for extraordinary or emergency purposes, more than 1/3 of the amount by which total assets exceed total liabilities (excluding the liabilities represented by such obligations).

   c. Commit more than 5% of the Portfolio's assets to transactions in options, futures or other "derivative" instruments that are intended for any purpose other than to protect against changes in market values of investments the Portfolio owns or intends to acquire, to facilitate the sale or disposition of investments for the Portfolio, or to adjust the effective duration or maturity of fixed income instruments owned by the Portfolio.

   d. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy); (iii) purchase and sell currency futures contracts (on recognized futures exchanges) as a hedge or to adjust exposure to the currency market (the recognized exchange requirement and limitation as to purpose are non-fundamental policies); (iv) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iv) is non-fundamental); and (v) sell covered put options on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter into futures contracts. The policies in (i) and (iv) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii), (iii) and (v) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

   e. Sell put options other than to close out option positions previously entered into; provided that the Portfolio may (i) sell covered put options on securities and stock indices to earn additional income, as a hedge against or to minimize anticipated loss in value; and (ii) sell covered put options on currencies as a hedge against anticipated declines in currency exchange rates in which securities are held or to be purchased or to earn additional income.

RUSSELL 2000(R) INDEX PORTFOLIO AND METLIFE MID CAP STOCK INDEX PORTFOLIO

As a fundamental policy, the Portfolios may not:

   a. Invest more than 10% of total assets in foreign securities (including investments through European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"), but excluding investments through American Depositary Receipts ("ADRs")) except that 25% of total assets may be invested in securities issued, assumed, or guaranteed by foreign governments or their political subdivisions or instrumentalities; assumed or guaranteed by domestic issuers; or issued, assumed, or guaranteed by foreign issuers with a class of securities listed on NYSE.

   b. Lend portfolio securities in excess of 33 1/3 % of total assets.

   c. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy); and (iii) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iii) is non-fundamental). The policies in (i) and (iii) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

   d. Sell put options other than to close out option positions previously entered into.

T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO

As a fundamental policy, the Portfolio may not:

   a. Invest more than 30% (excluding reserves) of total assets in foreign securities (including investments through European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"), but excluding investments through American Depositary Receipts ("ADRs").

   b. Lend portfolio securities in excess of 33-1/3% of total assets.

   c. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy); (iii) purchase and sell currency futures contracts (on recognized futures exchanges) as a hedge or to adjust exposure to the currency market (the recognized exchange requirement and limitation as to purpose are non-fundamental policies); (iv) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iv) is non-fundamental); and (v) sell covered put options on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter into futures contracts. The policies in (i) and (iv) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii), (iii) and (v) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

   d. Sell put options other than to close out option positions previously entered into; provided that the Portfolio may (i) sell covered put options on securities and stock indices to earn additional income, as a hedge against or to minimize anticipated loss in value; and (ii) sell covered put options on currencies as a hedge against anticipated declines in currency exchange rates in which securities are held or to be purchased or to earn additional income.

T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

As a fundamental policy, the Portfolio may not:

   a. Invest more than 20% (excluding reserves) of total assets in foreign securities (including investments through European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"), but excluding investments through American Depositary Receipts ("ADRs")).

   b. Lend portfolio securities in excess of 33-1/3% of total assets.

   c. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy); (iii) purchase and sell currency futures contracts (on recognized futures exchanges) as a hedge or to adjust exposure to the currency market (the recognized exchange requirement and limitation as to purpose are non-fundamental policies); (iv) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iv) is non-fundamental); and (v) sell covered put options on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter into futures contracts. The policies in (i) and (iv) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii), (iii) and (v) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

   d. Sell put options other than to close out option positions previously entered into; provided that the Portfolio may (i) sell covered put options on securities and stock indices to earn additional income, as a hedge against or to minimize anticipated loss in value; and (ii) sell covered put options on currencies as a hedge against anticipated declines in currency exchange rates in which securities are held or to be purchased or to earn additional income.

Non-Fundamental Investment Restrictions
_______________________________________

For each of BLACKROCK AGGRESSIVE GROWTH, BLACKROCK DIVERSIFIED, BLACKROCK INVESTMENT TRUST, BLACKROCK LARGE CAP VALUE, BLACKROCK STRATEGIC VALUE, FI INTERNATIONAL STOCK, FRANKLIN TEMPLETON SMALL CAP GROWTH, HARRIS OAKMARK LARGE CAP VALUE, LEHMAN BROTHERS AGGREGATE BOND INDEX, METLIFE MID CAP STOCK INDEX, METLIFE STOCK INDEX, MORGAN STANLEY EAFE INDEX, NEUBERGER BERMAN MID CAP VALUE, OPPENHEIMER GLOBAL EQUITY, RUSSELL 2000 INDEX, T. ROWE PRICE LARGE CAP GROWTH AND T. ROWE PRICE SMALL CAP GROWTH, the following non-fundamental policies are in addition to those described elsewhere in the Prospectus or this SAI:

   1. No Portfolio will acquire securities for the purpose of exercising control over the management of any company.

   2. At least 75% of a Portfolio's total assets must be: (a) securities of issuers in which the Portfolio has not invested more than 5% of its total assets, (b) voting securities of issuers as to which the Fund owns no more than 10% of such securities, and (c) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

   3. No Portfolio may make any short sale.

   4. No Portfolio may participate on a joint or joint and several basis in any trading account in securities.

None of BLACKROCK BOND INCOME, BLACKROCK LEGACY LARGE CAP GROWTH, BLACKROCK MONEY MARKET, CAPITAL GUARDIAN U.S. EQUITY, DAVIS VENTURE VALUE, FI MID CAP OPPORTUNITIES, FI VALUE LEADERS, HARRIS OAKMARK FOCUSED VALUE, JENNISON GROWTH, LOOMIS SAYLES SMALL CAP, METLIFE CONSERVATIVE ALLOCATION, METLIFE CONSERVATIVE TO MODERATE ALLOCATION, METLIFE MODERATE ALLOCATION, METLIFE MODERATE TO AGGRESSIVE ALLOCATION, METLIFE AGGRESSIVE ALLOCATION, MFS INVESTORS TRUST, MFS TOTAL RETURN, SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES, SALOMON BROTHERS U.S. GOVERNMENT AND ZENITH EQUITY will:

   1. Invest in securities of other investment companies except to the extent permitted by applicable law, regulation or order;

   2. *Invest more than 15% (10% in the case of BlackRock Money Market) of the value of the net assets of the Portfolio in illiquid securities (as of the time of investment), including variable amount master demand notes (if such notes provide for prepayment penalties) and repurchase agreements with remaining maturities in excess of seven days.

      (If, through a change in security values or net assets, or due to other circumstances, the value of illiquid securities held by the Portfolio exceeds 15% (10% in the case of BlackRock Money Market) of the value of the net assets of the Portfolio, the Portfolio shall consider appropriate steps to protect liquidity);

   3. Sell securities short or purchase any securities on margin, except to the extent permitted by applicable law, regulation or order;

   4. **With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Portfolio would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities, or to securities of any registered investment company; or

   5. **With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer (as of the time of acquisition); provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities, or to securities of any registered investment company.

* For purposes of non-fundamental investment restriction (2), "illiquid securities" is defined in this SAI under "Investment Practices - Illiquid Securities."

** The non-fundamental investment restrictions (4) and (5) above do not apply to HARRIS OAKMARK FOCUSED VALUE, METLIFE CONSERVATIVE ALLOCATION, METLIFE CONSERVATIVE TO MODERATE ALLOCATION, METLIFE MODERATE ALLOCATION, METLIFE MODERATE TO AGGRESSIVE ALLOCATION or METLIFE AGGRESSIVE ALLOCATION.

Insurance Law Restrictions
__________________________

   The ability to sell contracts in New York requires that each portfolio manager use his or her best efforts to assure that each Portfolio complies with the investment restrictions and limitations prescribed by Sections 1405 and 4240 of the New York State Insurance Law and regulations thereunder in so far as such restrictions and limitations are applicable to investment of separate account assets in mutual funds. Failure to comply with these restrictions or limitations will result in the insurance companies that invest in the Fund ceasing to make investments in that Portfolio for the separate accounts. The current law and regulations permit the Fund to make any purchase if made on the basis of good faith and with that degree of care that an ordinarily prudent person in a like position would use under similar circumstances.

Variable Contract Related Investment Restrictions
_________________________________________________

   Separate accounts supporting variable life insurance and variable annuity contracts are subject to certain diversification requirements imposed by regulations adopted under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code" or the "Code"). Because the Fund is intended as an investment vehicle for variable life insurance and variable annuity separate accounts, Section 817(h) of the Internal Revenue Code requires that the Fund's investments, and accordingly the investments of each Portfolio, be "adequately diversified" in accordance with regulations promulgated by the Department of the Treasury. Failure to do so means the variable life insurance and variable annuity contracts would cease to qualify as life insurance and annuities for federal tax purposes. Regulations specifying the diversification requirements have been issued by the Department of the Treasury. The Fund intends to comply with these requirements.

                             INVESTMENT PRACTICES

   The following information relates to some of the investment practices in which certain Portfolios may engage. The table indicates which Portfolios may engage in each of these practices.

   Each ASSET ALLOCATION PORTFOLIO invests in shares of the Underlying Portfolios and its performance is directly related to the ability of the Underlying Portfolios to meet their respective investment objectives, as well as MetLife Advisers' allocation among the Underlying Portfolios. Accordingly, each ASSET ALLOCATION PORTFOLIO'S investment performance will be influenced by the investment practices of and risks associated with the Underlying Portfolios, as described below, in direct proportion to the amount of assets each ASSET ALLOCATION PORTFOLIO allocates to the Underlying Portfolios utilizing such practices. Similar to the ASSET ALLOCATION PORTFOLIOS, ZENITH EQUITY indirectly engages in the investment practices of the Zenith Underlying Portfolios. Information in "Investment Company Securities" below also applies generally to direct investments that may be made by the ASSET ALLOCATION PORTFOLIOS and ZENITH EQUITY.

   A Portfolio may be subject to specific limitations on these investment practices, as stated above under "Investment Objectives and Policies" or "Investment Restrictions" or in the Prospectus. The information below does not describe every type of investment, technique or risk to which a Portfolio may be exposed. Each Portfolio reserves the right, without notice, to make any investment, or use any investment technique, except to the extent that such activity would require a shareholder vote, as discussed above under "Investment Restrictions." The RUSSELL 2000 INDEX PORTFOLIO, METLIFE MID CAP STOCK INDEX PORTFOLIO, MORGAN STANLEY EAFE INDEX PORTFOLIO and METLIFE STOCK INDEX PORTFOLIO are collectively referred to as the "Equity Index Portfolios," and, together with the LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO, the "Index Portfolios."

INVESTMENT PRACTICES                    PORTFOLIOS
--------------------                    ----------

Equity Securities                       All Portfolios other
                                        than Lehman Brothers
                                        Aggregate Bond Index and
                                        BlackRock Money Market

Convertible Securities                  All Portfolios other
                                        than BlackRock Money
                                        Market

Fixed-income Securities                 All Portfolios

Money Market Instruments                All Portfolios

U.S. Government Securities              All Portfolios


Mortgage-Related Securities             All Portfolios other
                                        than Equity Index
                                        Portfolios, FI Mid Cap
                                        Opportunities, FI Value
                                        Leaders and FI
                                        International Stock

Stripped Mortgage Securities            All Portfolios other
                                        than Equity Index
                                        Portfolios, FI Mid Cap
                                        Opportunities, FI Value
                                        Leaders and FI
                                        International Stock

Asset-backed Securities                 All Portfolios other
                                        than Equity Index
                                        Portfolios, FI Mid Cap
                                        Opportunities, FI Value
                                        Leaders and FI
                                        International Stock

Zero Coupon Securities                  All Portfolios other
                                        than BlackRock Money
                                        Market and Equity Index
                                        Portfolios

Lower Rated Fixed-income Securities     All Portfolios other
(High Yield Debt)                       than BlackRock Money
                                        Market and Equity Index
                                        Portfolios

Foreign Securities                      All Portfolios

High Yield/High Risk Foreign Sovereign  All Portfolios other
Debt Securities                         than Equity Index
                                        Portfolios and BlackRock
                                        Money Market

Brady Bonds                             All Portfolios other
                                        than Equity Index
                                        Portfolios, FI Mid Cap
                                        Opportunities, FI Value
                                        Leaders and FI
                                        International Stock

Foreign Equity Depositary Receipts      All Portfolios other
                                        than Lehman Brothers
                                        Aggregate Bond Index and
                                        BlackRock Money Market

Yankee Bonds                            All Portfolios other
                                        than BlackRock Money
                                        Market, Equity Index
                                        Portfolios, FI Mid Cap
                                        Opportunities, FI Value
                                        Leaders and FI
                                        International Stock

INVESTMENT PRACTICES                    PORTFOLIOS
--------------------                    ----------

Foreign Currency                        All Portfolios other
Transactions, including                 than BlackRock Money
Forward Contracts,                      Market, Russell 2000
Futures and Options                     Index, MetLife Mid Cap
                                        Stock Index and MetLife
                                        Stock Index (except that
                                        Neuberger Berman Mid Cap
                                        Value may not purchase
                                        options on foreign
                                        currencies)

Emerging Markets                        All Portfolios other
                                        than BlackRock Money
                                        Market

Obligations of                          All Portfolios other
Supranational Agencies                  than Equity Index
                                        Portfolios

Illiquid Securities                     All Portfolios

Rule 144A Securities                    All Portfolios

Real Estate Investment                  All Portfolios other
Trusts                                  than BlackRock Money
                                        Market

Investment Company Securities           All Portfolios

Exchange Traded Funds                   All Portfolios other
                                        than BlackRock Money
                                        Market

Repurchase Agreements                   All Portfolios

Reverse Repurchase Agreements           All Portfolios other
                                        than FI Mid Cap
                                        Opportunities, FI Value
                                        Leaders and FI
                                        International Stock

Dollar Rolls                            All Portfolios other
                                        than FI Mid Cap
                                        Opportunities, FI Value
                                        Leaders and FI
                                        International Stock

Purchasing and Selling                  All Portfolios other
Options on Securities                   than Neuberger Berman
                                        Mid Cap Value and
                                        BlackRock Money Market

Purchasing and Selling                  All Portfolios other
Futures (and options                    than Neuberger Berman
thereon)                                Mid Cap Value, BlackRock
                                        Money Market and Harris
                                        Oakmark Focused Value

Eurodollar Futures and                  All Portfolios other
Options                                 than BlackRock Money
                                        Market, Neuberger Berman
                                        Mid Cap Value, FI Mid
                                        Cap Opportunities and FI
                                        Value Leaders

Loan Participations and                 All Portfolios other
Assignments                             than BlackRock Money
                                        Market, Equity Index
                                        Portfolios, FI Mid Cap
                                        Opportunities, FI Value
                                        Leaders and FI
                                        International Stock

Swaps, Caps, Floors,                    All Portfolios other
Collars, Etc.                           than BlackRock Money
                                        Market, FI Mid Cap
                                        Opportunities, FI Value
                                        Leaders and FI
                                        International Stock
                                        (Neuberger Berman Mid
                                        Cap Value may not engage
                                        in swaps)

Inverse Floaters                        All Portfolios other
                                        than BlackRock Money
                                        Market, Equity Index
                                        Portfolios, FI Mid Cap
                                        Opportunities, FI Value
                                        Leaders and FI
                                        International Stock

Structured Notes                        All Portfolios other
                                        than BlackRock Money
                                        Market, Equity Index
                                        Portfolios, FI Mid Cap
                                        Opportunities, FI Value
                                        Leaders and FI
                                        International Stock

INVESTMENT PRACTICES                    PORTFOLIOS
--------------------                    ----------

Capital Securities                      All Portfolios other
                                        than BlackRock Money
                                        Market, Equity Index
                                        Portfolios, FI Mid Cap
                                        Opportunities, FI Value
                                        Leaders and FI
                                        International Stock

Payment-in-Kind                         All Portfolios other
securities ("PIKs")                     than BlackRock Money
                                        Market, Equity Index
                                        Portfolios, FI Mid Cap
                                        Opportunities, FI Value
                                        Leaders and FI
                                        International Stock

Warrants                                All Portfolios other
                                        than BlackRock Money
                                        Market

Indexed Securities                      All Portfolios other
                                        than BlackRock Money
                                        Market

When Issued Securities                  All Portfolios

Forward Commitments                     All Portfolios other
                                        than BlackRock Money
                                        Market

Hybrid Instruments                      All Portfolios other
                                        than BlackRock Money
                                        Market (up to 10% of
                                        total assets for T. Rowe
                                        Price Large Cap Growth
                                        and T. Rowe Price Small
                                        Cap Growth)

Short Sales "Against the                Harris Oakmark Focused
Box"                                    Value, MFS Investors
                                        Trust, MFS Total Return,
                                        BlackRock Legacy Large
                                        Cap Growth and BlackRock
                                        Bond Income

Lending of Portfolio Securities         All Portfolios

Equity Securities - The Portfolios listed above may invest in equity
_________________
securities. Equity securities are more volatile and more risky than some other forms of investment. Therefore, the value of your investment in a Portfolio may sometimes decrease instead of increase. Investments in companies with relatively small capitalization may involve greater risk than is usually associated with more established companies. These companies often have sales and earnings growth rates which exceed those of companies with larger capitalization. Such growth rates may in turn be reflected in more rapid share price appreciation. However, companies with smaller capitalization often have limited product lines, markets or financial resources and they may be dependent upon a relatively small management group. The securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalization or the market averages in general. The net asset value of each class of a Portfolio that invests in companies with smaller capitalization, therefore, may fluctuate more widely than market averages.

Convertible Securities - The Portfolios listed above may invest in convertible
______________________
securities, including corporate bonds, notes or preferred stocks of U.S. or foreign issuers that can be converted into (that is, exchanged for) common stocks or other equity securities. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security. The value of convertible securities that pay dividends or interest, like the value of other fixed-income securities, generally fluctuates inversely with changes in interest rates. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. They do not represent ownership of the securities for which they are exercisable, but only the right to buy such securities at a particular price.

Fixed-Income Securities - The Portfolios listed above may invest in
_______________________
fixed-income securities. Fixed-income securities include a broad array of short, medium and long term obligations issued by the U.S. or foreign governments, government or international agencies and instrumentalities, and corporate issuers of various types. Some fixed-income securities represent uncollateralized obligations of their issuers; in other cases, the securities may be backed by specific assets (such as mortgages or other receivables) that have been set aside as collateral for the issuer's obligation. Fixed-income securities generally involve an obligation of the issuer to pay interest or dividends on either a current basis or at the maturity of the security, as well as the obligation to repay the principal amount of the security at maturity.

   Fixed-income securities involve both credit risk and market risk. Credit risk is the risk that the security's issuer will fail to fulfill its obligation to pay interest, dividends or principal on the security. Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors. Except to the extent values are affected by other factors such as developments relating to a specific issuer, generally the value of a fixed-income security can be expected to rise when interest rates decline and conversely, the value of such a security can be expected to fall when interest rates rise. Some fixed-income securities also involve prepayment or call risk. This is the risk that the issuer will repay a Portfolio the principal on the security before it is due, thus depriving the Portfolio of a favorable stream of future interest or dividend payments. In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although a Portfolio would typically receive a premium if an issuer were to redeem a security, if an issuer were to exercise a "call option" and redeem the security during times of declining interest rates, the Portfolio may realize a capital loss on its investment if the security was purchased at a premium and the Portfolio may be forced to replace the called security with a lower yielding security.

   Because interest rates vary, it is impossible to predict the income for any particular period of a Portfolio that invests in fixed-income securities. Fluctuations in the value of a Portfolio's investments in fixed-income securities will cause the net asset value of each class of the Portfolio to increase or decrease.

   Duration is a measure of the price volatility of a bond equal to the weighted average term to maturity of the bond's cash flows. The weights are the present values of each cash flow as a percentage of the present value of all cash flows. The greater the duration of a bond, the greater its percentage price volatility. Only a pure discount bond - that is, one with no coupon or sinking-fund payments - has a duration equal to the remaining maturity of the bond, because only in this case does the present value of the final redemption payment represent the entirety of the present value of the bond. For all other bonds, duration is less than maturity.

   The difference between duration and maturity depends on: (a) the size of the coupon, (b) whether or not there are to be sinking-fund payments, and (c) the yield-to-maturity represented by the bond's current market value. The higher the coupon the shorter the duration. This is because the final redemption payment accounts for a smaller percentage of the bond's current value. The higher the yield the shorter the duration. This is because the present values of the distant payments become less important relative to the present values of the nearer payments. A typical sinking fund reduces duration by about 1.5 years. For bonds of less than five years to maturity, duration expands rapidly as maturity expands. From 5 to 15 years remaining maturity, duration continues to expand as maturity lengthens, but at a considerably slower rate. Beyond 15 years' maturity, increments to duration are quite small, and only a bond with very low (or no) coupon would have a duration of more than 15 years.

   There is a close relationship between duration and the price sensitivity of a bond to changes in interest rates. The relationship is approximately as follows:

   Percent change in bond price = - (Duration x Absolute change in yield).

   For example, a bond with 10 years' duration will decline (or rise) in price by approximately 5 percent when yield increases (or decreases) by one half percent. Similarly, a yield increase of 2 percent will produce a price decline of about 24 percent for a bond with 12 years' duration; but the same 2 percent yield increase will produce a price decline of only some 10 percent for a bond with five-years' duration. This same relationship holds true for the duration and price of the entire portfolio of a Portfolio.

Money Market Instruments - Obligations of foreign branches of U.S. banks and
________________________
other foreign securities are subject to risks of foreign political, economic and legal developments, which include foreign governmental restrictions adversely affecting payment of principal and interest on the obligations, foreign withholding and other taxes on interest income, and difficulties in obtaining and enforcing a judgment against a foreign branch of a domestic bank. With respect to bank obligations, different risks may result from the fact that foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks. For instance, such branches may not be subject to the types of requirements imposed on domestic banks with respect to mandatory reserves, loan limitations, examinations, accounting, auditing, recordkeeping and the public availability of information. Obligations of such branches will be purchased by a Portfolio only when the Portfolio's adviser or subadviser believes the risks are minimal.

   The following constitutes a description of the money market instruments which may be purchased by each Portfolio, some of which may only invest for temporary defensive purposes.

   U.S. GOVERNMENT SECURITIES - are bills, certificates of indebtedness, notes and bonds issued by agencies, authorities and instrumentalities of the U.S. Government. Some obligations, such as those issued by the U.S. Treasury, the Government National Mortgage Association, the Farmers' Home Administration and the Small Business Administration, are backed by the full faith and credit of the U.S. Treasury. Other obligations are backed by the right of the issuer to borrow from the U.S. Treasury or by the credit of the agency, authority or instrumentality itself. Such obligations include, but are not limited to, obligations issued by the Tennessee Valley Authority, the Bank for Cooperatives, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks and the Federal National Mortgage Association.

   CERTIFICATES OF DEPOSIT - are certificates issued against funds deposited in a bank, are for a definite period of time, earn a specified rate of return and are normally negotiable.

   BANKERS' ACCEPTANCES - are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

   EURODOLLAR OBLIGATIONS - are obligations of foreign branches of U.S. banks.

   COMMERCIAL PAPER - refers to promissory notes issued by corporations in order to finance their short-term credit needs. Commercial paper may also be backed by segregated assets. See "Asset-backed securities" below. For a description of commercial paper ratings see Appendix A-2. Commercial paper may also be issued by foreign companies or banks or their U.S. affiliates.

U.S. Government Securities - The Portfolios listed above may invest in some or
__________________________
all of the following U.S. Government securities, as well as in other types of securities issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities:

   U.S. TREASURY BILLS - Direct obligations of the United States Treasury which are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the United States Government.

   U.S. TREASURY NOTES AND BONDS - Direct obligations of the United States Treasury issued in maturities that vary between one and 40 years, with interest normally payable every six months. These obligations are backed by the full faith and credit of the United States Government.

   "GINNIE MAES" - Debt securities issued by a mortgage banker or other mortgagee which represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association ("GNMA") guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of up to 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Fund) each month. Unscheduled prepayments may be made by homeowners, or as a result of a default. Prepayments are passed through to the registered holder (such as the Fund, which reinvests any prepayments) of Ginnie Maes along with regular monthly payments of principal and interest.

   "FANNIE MAES" - The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Fannie

Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

   "FREDDIE MACS" - The Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the United States Government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC's National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the United States Government.

   U.S. Government securities often do not involve the same credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. Government securities are generally lower than the yields available from corporate fixed-income securities. Like other fixed-income securities, however, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the net asset value of each class of a Portfolio. Since the magnitude of these fluctuations will generally be greater at times when the Portfolio's average maturity is longer, under certain market conditions, a Portfolio may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.

Mortgage-Related Securities - The Portfolios listed above may invest in the
___________________________
following types of mortgage-related securities:

   PRIVATELY ISSUED MORTGAGE SECURITIES - These privately-issued pass through securities provide for the monthly principal and interest payments made by individual borrowers to pass through to investors on a corporate basis, and in privately issued collateralized mortgage obligations ("CMOs"; see the general description below). Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including mortgage bankers, commercial banks, investment banks, savings and loan associations and special purpose subsidiaries of the foregoing. Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of GNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. For a description of the types of credit enhancements that may accompany privately-issued mortgage securities, see "Types of Credit Support" below. A Portfolio will not limit its investments to asset-backed securities with credit enhancements.

   ADJUSTABLE RATE MORTGAGE SECURITIES - An Adjustable Rate Mortgage Security ("ARM"), like a traditional mortgage security, is an interest in a pool of mortgage loans that provides investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed rate mortgage securities, ARMs are collateralized by or represent interests in mortgage loans with variable rates of interest. These interest rates are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. Because of the resetting of interest rates, ARMs are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.

   COLLATERALIZED MORTGAGE OBLIGATIONS - A Collateralized Mortgage Obligation ("CMO") is a debt security collateralized by a portfolio of mortgages or mortgage securities held under a trust indenture. In some cases, the underlying mortgages or mortgage securities are issued or guaranteed by the U.S. Government or an agency or instrumentality thereof, but the obligations purchased by a Portfolio will in many cases not be so issued or guaranteed. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. The early retirement of a particular class or series of CMO held by a Portfolio would have the same effect as the prepayment of mortgages underlying a mortgage pass-through security.

Stripped Mortgage Securities - The Portfolios listed above may invest in
____________________________
stripped mortgage securities, which are derivative multi-class mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities in which the Portfolios invest. Stripped mortgage securities may not be as liquid as other securities in which the Portfolios may invest.

   Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield-to-maturity on an IO class is extremely sensitive not only to changes in prevailing interest rates but also the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's yield-to-maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities even if the securities are rated in a top rating category.

   As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of other mortgage securities, like other debt instruments, will tend to move in the opposite direction of interest rates. Accordingly, investing in IOs, in conjunction with the other mortgage securities described herein, may reduce fluctuations in the net asset value of each class of a Portfolio.

   In addition to the stripped mortgage securities described above, the Portfolios listed above may invest in similar securities such as "Super POs," "Levered IOs" and "IOettes," all of which are more volatile than conventional POs or IOs. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. The Portfolios may also invest in other similar instruments developed in the future that are deemed consistent with the investment objectives, policies and restrictions of the Portfolio.

   Under the Internal Revenue Code, POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the portfolio.

Asset-Backed Securities - The Portfolios listed above may invest in
_______________________
asset-backed securities. As with mortgage securities, asset-backed securities are often backed by a pool of assets representing the obligation of a number of different parties and use similar credit enhancement techniques. For a description of the types of credit enhancement that may accompany privately-issued mortgage securities, see "Types of Credit Support" below. A Portfolio will not limit its investments to asset-backed securities with credit enhancements. Although asset-backed securities are not generally traded on a national securities exchange, many such securities are widely traded by brokers and dealers, and in such cases will not be deemed by that Portfolio's subadviser to be illiquid securities for the purposes of the investment policy that limits a Portfolio's investments in illiquid securities.

   TYPES OF CREDIT SUPPORT - Mortgage securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. A Portfolio will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

   The ratings of mortgage securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

   Examples of credit support arising out of the structure of the transaction include "senior subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal and interest, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

Zero Coupon Securities - The Portfolios listed above may invest in zero coupon
______________________
securities. Zero coupon securities involve special risk considerations. Zero coupon securities include debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When such a zero coupon security is held to maturity, its entire return (other than the return of the principal upon maturity) consists of the amortization of discount and comes from the difference between its purchase price and its maturity value. The difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the return on their investment will be. Certain other zero coupon securities, which also are sold at substantial discounts from their maturity value, provide for the commencement of regular interest payments at a deferred date.

   Zero coupon securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The values of zero coupon securities appreciate more during periods of declining interest rates and depreciates more during periods of rising interest rates. Zero coupon securities may be issued by a wide variety of corporate and governmental issuers. Although zero coupon securities are generally not traded on a national securities exchange, many such securities are widely traded by brokers and dealers and, if so, will not be considered illiquid.

   Current federal income tax law requires the holder of a zero coupon security (as well as the holders of other securities, such as Brady Bonds, which may be acquired at a discount) to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, a Portfolio may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Lower Rated Fixed-Income Securities (High Yield Debt) - The Portfolios listed
_____________________________________________________
above may invest in high yield debt. Fixed-income securities rated below "investment grade" (I.E., rated below one of the top four ratings from Moody's or S&P or any other nationally recognized rating agency; or, if the securities are unrated, judged by the subadviser to be of similar quality) are considered high yield, high risk securities and are commonly known as "high yield debt" or "junk bonds". Lower quality fixed-income securities generally provide higher yields, but are subject to greater credit and market risk than higher quality fixed-income securities. Lower quality fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. The ability of a Portfolio investing in lower quality fixed-income securities to achieve its investment objective may be more dependent on the relevant adviser's or subadviser's own credit analysis than it would be for a Portfolio investing in higher quality bonds. The market for lower quality fixed-income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for lower rated fixed-income securities. This lack of liquidity at certain times may affect the valuation of these securities and may make the valuation and sale of these securities more difficult. For more information, including a detailed description of the ratings assigned by S&P, Moody's and Fitch, Inc., please refer to "Appendix A-1-Description of Bond Ratings."

Foreign Securities - The Portfolios listed above may invest in foreign
__________________
securities. Unless otherwise indicated in the Prospectus or this SAI with respect to a Portfolio, foreign securities refer to securities of issuers organized or headquartered outside the United States or primarily traded outside the United States.

   Although investing in foreign securities may increase a Portfolio's diversification and reduce portfolio volatility, foreign securities may present risks not associated with investments in comparable securities of U.S. issuers. There may be less information publicly available about a foreign corporate or governmental issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than in the United States. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. A Portfolio's receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

   A Portfolio's investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities and delays and disruptions in securities settlement procedures.

   Since most foreign securities are denominated in foreign currencies or trade primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of a Portfolio investing in these securities may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. Changes in the value relative to the U.S. dollar of a foreign currency in which a Portfolio's holdings are denominated will result in a change in the U.S. dollar value of the Portfolio's assets and the Portfolio's income available for distribution.

   In addition, although part of a Portfolio's income may be received or realized in foreign currencies, the Portfolio will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after a Portfolio's income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of the dividend, the Portfolio could be required to liquidate portfolio securities to pay the dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time a Portfolio accrues expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

   Each Portfolio may also purchase shares of investment companies investing primarily in foreign securities, including shares of funds that invest primarily in securities of issuers located in one foreign country or region. Each Portfolio may, subject to the limitations stated above, invest in World Equity Benchmark Shares ("WEBS") and similar securities that invest in securities included in foreign securities indices. See "Investment Practices - Foreign Equity Depositary Receipts."

High Yield/High Risk Foreign Sovereign Debt Securities - The Portfolios listed
______________________________________________________
above may invest in high yield/high risk foreign sovereign debt securities, which are typically issued by developing or emerging market countries. Such countries' ability to pay principal and interest may be adversely affected by many factors, including high rates of inflation, high interest rates, currency exchange rate fluctuations or difficulties, political uncertainty or instability, the country's cash flow position, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, the policy of the International Monetary Fund (the "IMF"), the World Bank and other international agencies, the obligor's balance of payments, including export performance, its access to international credit and investments, fluctuations in the international prices of commodities which it imports or exports and the extent of its foreign reserves and access to foreign exchange. Currency devaluations may also adversely affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

   If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these entities to make such disbursements may be conditioned on the government's implementation of economic reforms or other requirements. Failure to meet such conditions may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts.

   A Portfolio may invest in the sovereign debt of foreign countries which have issued or have announced plans to issue Brady Bonds, and expect that a substantial portion of their investments in sovereign debt securities will consist of Brady Bonds.

Brady Bonds - The Portfolios listed above may invest in Brady Bonds, which are
___________
debt securities issued under the framework of the Brady Plan, an initiative announced by then U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the IMF. The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued bonds ("Brady Bonds"). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country's economic growth and development. Investors should recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors.

   Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, a Portfolio will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Brady Bonds issued to date have traded at a deep discount from their face value. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. A Portfolio may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.

   In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

   Sovereign obligors in developing and emerging market countries have in the past experienced substantial difficulties in servicing their external debt obligations, which has led to defaults on certain obligations and the restructuring of certain indebtedness including, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds and obtaining new credit to finance interest payments. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which a Portfolio may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Portfolio's holdings. Brady Bonds involving an emerging market country are included in any Portfolio's limitation on investments in emerging markets.

Foreign Equity Depositary Receipts - In addition to purchasing foreign
__________________________________
securities directly, each Portfolio listed above may purchase Foreign Equity Depositary Receipts, which are instruments issued by a bank that represent an interest in equity securities held by arrangement with the bank. The Portfolios listed above may invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and International Depositary Receipts ("IDRs"). In addition, the Portfolios listed above may invest in American Depositary Receipts ("ADRs"), which represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. EDRs, GDRs and IDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs, GDRs and IDRs are not necessarily quoted in the same currency as the underlying security.

   Foreign Equity Depositary Receipts can be either "sponsored" or "unsponsored." Sponsored Foreign Equity Depositary Receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored Foreign Equity Depositary Receipts are arranged without involvement by the issuer of the underlying equity securities. Less information about the issuer of the underlying equity securities may be available in the case of unsponsored Foreign Equity Depositary Receipts.

   To the extent a Portfolio acquires Foreign Equity Depositary Receipts through banks that do not have a contractual relationship with the foreign issuer of the security underlying the Foreign Equity Depositary Receipts to issue and service such Foreign Equity Depositary Receipts (unsponsored), there may be an increased possibility that such Portfolio would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Foreign Equity Depositary Receipts does not eliminate the risks inherent in investing in securities of non-U.S. issuers. The market value of Foreign Equity Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Foreign Equity Depositary Receipts and the underlying securities are quoted. However, by investing in Foreign Equity Depositary Receipts, such as ADRs, that are quoted in U.S. dollars, a Portfolio may avoid currency risks during the settlement period for purchases and sales.

Yankee Bonds - The Portfolios listed above may invest in Yankee bonds, which
____________
are bonds denominated in U.S. dollars and issued by foreign entities for sale in the United States. Yankee bonds are affected by interest rates in the U.S. and by the economic, political and other forces which impact the issuer locally.

Foreign Currency Transactions, including Forward Contracts, Futures and Options
_______________________________________________________________________________
- The Portfolios listed above may engage in foreign currency transactions to protect against a change in the foreign currency exchange rate between the date on which a Portfolio contracts to purchase or sell a security that settles in a foreign currency and the settlement date for the purchase or sale. In order to "lock in" the equivalent of a dividend or interest payment in another currency, a Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate. If conditions warrant, a Portfolio may also enter into contracts with banks or broker-dealers to purchase or sell foreign currencies at a future date ("forward contracts"). A Portfolio will maintain cash or other liquid assets in a segregated account with the custodian in an amount at least equal to (i) the difference between the current value of the Portfolio's liquid holdings that settle in the relevant currency and the Portfolio's outstanding net obligations under currency forward contracts in that currency, or (ii) the current amount, if any, that would be required to be paid to enter into an offsetting forward currency contract which would have the effect of closing out the original forward contract.

   Subject to the investment policies described above in "Investment Objectives" and "Investment Restrictions" and in the Prospectus, the Portfolios listed above may also purchase or sell foreign currency futures contracts traded on futures exchanges. Foreign currency futures contract transactions involve risks similar to those of other futures transactions. Certain

Portfolios may also purchase options on foreign currencies. See "Purchasing and Selling Options on Securities," and "Purchasing and Selling Futures (and options thereon)" below. A Portfolio's use of such transactions may be limited by tax considerations.

Emerging Markets - The Portfolios listed above may invest in the securities of
________________
issuers in emerging market countries (up to the limit of each Portfolio's ability to invest in foreign securities). Investing in securities of issuers in emerging market countries involves risks in addition to those discussed in the Prospectus and this SAI under "Foreign Securities." Emerging market countries are generally located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. A Portfolio's purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Portfolio, the subadviser, its affiliates and their respective clients and other service providers. A Portfolio may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

   Foreign investment in the securities markets of certain emerging market countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign countries or limit investment by foreign countries to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Portfolio. The repatriation of both investment income and capital from certain emerging market countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in equity securities in certain Asian countries, such as Taiwan, it is anticipated that a Portfolio may invest in such countries only through other investment funds in such countries. See "Investment Company Securities" below.

   OPPENHEIMER GLOBAL EQUITY intends to invest less than 5% of its total assets in securities of issuers of Eastern European countries. The social, political and economic reforms in most Eastern European countries are still in their early stages, and there can be no assurance that these reforms will continue. Eastern European countries in many cases do not have a sophisticated or well-established capital market structure for the sale and trading of securities. Participation in the investment markets in some of those countries may be available initially or solely through investment in joint ventures, state enterprises, private placements, unlisted securities or other similar illiquid investment vehicles.

   In addition, although investment opportunities may exist in Eastern European countries, any change in the leadership or policies of the governments of those countries, or changes in the leadership or policies of any other government that exercises a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring. As a result investment opportunities which may currently exist may be threatened.

   The prior authoritarian governments of a number of the Eastern European countries previously expropriated large amounts of real and personal property, which may include property which will be represented by or held by entities issuing the securities a Portfolio might wish to purchase. In many cases, the claims of the prior property owners against those governments were never finally settled. There can be no assurance that any property represented by or held by entities issuing securities purchased by a Portfolio will not also be expropriated, nationalized, or confiscated. If that property were confiscated, the Fund could lose a substantial portion of its investments in such countries. A Portfolio's investments could also be adversely affected by exchange control regulations imposed in any of those countries.

Obligations of Supranational Agencies - The Portfolios listed above may invest
_____________________________________
in obligations issued by supranational agencies such as the International Bank for Reconstruction and Development (commonly known as the World Bank) which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. Debt obligations of supranational agencies are not considered U.S. Government securities and are not supported, directly or indirectly, by the U.S. Government.

Illiquid Securities - Each Portfolio may invest up to 15% (10% in the case of
___________________
BLACKROCK MONEY MARKET) of its net assets in "illiquid securities," that is, securities which in the opinion of the subadviser may not be resalable at the price at which the Portfolio is valuing the security, within seven days, except as qualified below. Illiquid securities include securities whose disposition is restricted by federal securities laws (other than Rule 144A securities deemed liquid by the Portfolio's subadviser) and certificates of deposit and repurchase agreements of more than seven days duration or any time deposit with a withdrawal penalty. If through the appreciation of illiquid securities or the depreciation of liquid securities, a Portfolio is in a position where more than 15% (10% in the case of BLACKROCK MONEY MARKET) of the value of its net assets are invested in illiquid assets, the Portfolio is not required to immediately sell any illiquid securities if to do so would not be in the best interest of the Portfolio's shareholders.

Rule 144A Securities - The Portfolios listed above may purchase Rule 144A
____________________
securities. These are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless the Portfolio's subadviser has determined, under guidelines established by the Fund's Board of Directors, that the particular issue of Rule 144A securities is liquid.

Real Estate Investment Trusts ("REITs") - The Portfolios listed above may
_______________________________________
invest in REITs, which are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Portfolios, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Internal Revenue Code. A Portfolio will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Portfolio.

   Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Internal Revenue Code requires), and are subject to the risk of financing projects. REITs are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from tax for distributed income under the Internal Revenue Code and failing to maintain their exemption from the 1940 Act. REITs, and mortgage REITs in particular, are also subject to interest rate risk.

Investment Company Securities - The Portfolios listed above may invest in other
_____________________________
investment companies ("Investment Company Securities") to the extent permitted by the 1940 Act. Because of restrictions on direct investment by U.S. entities in certain countries, a Portfolio may choose to invest indirectly in such countries by purchasing shares of another investment company that is permitted to invest in such countries, which may be the most practical or efficient way for the Portfolio to invest in such countries. In other cases, where the Portfolio's subadviser desires to make only a relatively small investment in a particular country, investing through an investment company that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country. As an investor in another investment company, a Portfolio will bear its share of the expenses of that investment company. These expenses are in addition to the Portfolio's own costs of operations. In some cases, investing in an investment company may involve the payment of a premium over the value of the assets held in that investment company's portfolio.

   Each of the ASSET ALLOCATION PORTFOLIOS and ZENITH EQUITY pursues its respective investment objective by investing its assets in securities of other investment companies. In the case of ZENITH EQUITY, these other investment companies are FI VALUE LEADERS, JENNISON GROWTH and CAPITAL GUARDIAN U.S. EQUITY. For more information about the investment companies in which the ASSET ALLOCATION PORTFOLIOS may invest, please see the Prospectus.

   DAVIS VENTURE VALUE may only invest in securities of investment companies investing primarily in foreign securities.

   Exchange Traded Funds (see below) are investment company securities; therefore, investments therein are subject to a Portfolio's limitation on investment in other investment companies.

Exchange Traded Funds - The Portfolios listed above may invest in Exchange
_____________________
Traded Funds ("ETFs") subject to the restrictions on the percentage of such Portfolios' assets that may be represented by Investment Company Securities. ETFs are also referred to as Domestic Equity Depositary Receipts. ETFs are interests in a unit investment trust ("UIT") that holds a portfolio of securities that is intended to track the price and dividend performance of a particular index. Common examples of ETFs include S&P Depositary Receipts ("SPDRs"), DIAMONDs, iShares, HOLDRs, VIPERs and Nasdaq 100 Shares, which may be obtained from the UIT issuing the securities or purchased in the secondary market (each of these ETFs are listed on the American Stock Exchange).

   ETFs are issued in aggregations known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (a) a portfolio of securities substantially similar to the component securities ("Index Securities") of the relevant index (the "Target Index"), (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the Target Index and the net asset value of a Portfolio Deposit.

   ETFs are not individually redeemable, except upon termination of the UIT that issued them. To redeem, a Portfolio must accumulate enough ETFs to reconstitute a Creation Unit. The liquidity of small holdings of ETFs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, a Portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

   The redemption price (and therefore the sale price) of ETFs is derived from and based upon the securities held by the UIT that issued them. Accordingly, the level of risk involved in the purchase or redemption or sale of an ETF is similar to the risk involved in the purchase or sale of traditional securities, with the exception that the price of ETFs is based on the value of a basket of stocks. The market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they trade (which may result in their trading at a discount or premium to their net asset value). ETFs may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index. Disruptions in the markets for the securities underlying ETFs purchased or sold by a Portfolio could result in losses on ETFs.

Repurchase Agreements - The Portfolios listed above may enter into repurchase
_____________________
agreements by which a Portfolio purchases a security (usually a U.S. Government security) and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed upon price and date. Each Portfolio, through the custodian or subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one day duration and 102% on all other repurchase agreements. Each Portfolio's adviser or subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price.

   The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford a Portfolio the opportunity to earn a return on temporarily available cash at minimal market risk. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security, or the seller may enter insolvency, thereby delaying or limiting realization of collateral. In such event, the Portfolio may be able to exercise rights with respect to the underlying security, including possible disposition of the security in the market. However, a Portfolio may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto, (b) possible reduced levels of income and lack of access to income during this period and (c) inability to enforce rights and the expenses involved in attempted enforcement.

Reverse Repurchase Agreements and Dollar Rolls - The Portfolios listed above
______________________________________________
may enter into reverse repurchase agreements and dollar rolls with qualified institutions to seek to enhance returns. Information about specific limitations on reverse repurchase agreements applicable to the Portfolios is set out above under "Investment Objectives and Policies" and "Investment Restrictions".

   Reverse repurchase agreements involve sales by a Portfolio of portfolio assets concurrently with an agreement by that Portfolio to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities.

   A Portfolio may enter into dollar rolls in which it sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

   The Portfolio will establish a segregated account with its custodian in which it will maintain high quality liquid assets equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by the Portfolio may decline below the price of the securities the Portfolio has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities. Although reverse repurchase agreements and dollar rolls have certain characteristics similar to borrowings, these investment techniques are not considered borrowings by a Portfolio for purposes of determining the limitations on each Portfolio's borrowings described under the heading "Investment Restrictions".

Purchasing and Selling Options on Securities - The Portfolios listed above may
____________________________________________
purchase and sell options on a security, which entitles the holder to receive (in the case of a call option) or to sell (in the case of a put option) a particular security at a specified exercise price. An "American style" option allows exercise of the option at any time during the term of the option. A "European style" option allows an option to be exercised only at the end of its term. Options on securities may be traded on or off a national securities exchange. For a discussion of additional risks related to futures and options, see the discussion below. Information about specific limitations on option transactions applicable to the Portfolios is set out above under "Investment Objectives and Policies" and "Investment Restrictions".

   RISKS RELATED TO FUTURES AND OPTIONS - The purchase and sale of futures contracts, options on futures, and options on securities or indexes and options involve risks. One risk arises because of the imperfect correlation between movements in the price of futures contracts or options and movements in the price of the underlying securities or index. A Portfolio's use of futures contracts or options will not be fully effective unless the Portfolio can compensate for such imperfect correlation. There is no assurance that a Portfolio will be able to effect such compensation.

   The correlation between the price movement of a futures contract or option and the related security (or index) may be distorted due to differences in the nature of the markets. If the price of the futures contract or option moves more than the price of the security or index, a Portfolio would experience either a loss or a gain on the future or option that is not completely offset by movements in the price of the security or index. In an attempt to compensate for imperfect price movement correlations, a Portfolio may purchase or sell futures contracts or options in a greater amount than the related securities or index position if the volatility of the related securities or index is historically greater than the volatility of the futures contracts or options. Conversely, a Portfolio may purchase or sell fewer contracts or options if the volatility of the price of the securities or index is historically less than that of the contracts or options.

   There are many reasons why changes in the values of futures contracts or options may not correlate perfectly with changes in the value of the underlying security or index. For example, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index and futures markets. Secondly, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. In addition, trading hours for index futures or options may not correspond perfectly to hours of trading on the exchange where the underlying securities trade. This may result in a disparity between the price of futures or options and the value of the underlying security or index due to the lack of continuous arbitrage between the futures or options price and the value of the underlying security or index. Hedging transactions using securities indices also involve the risk that movements in the price of the index may not correlate with price movements of the particular portfolio securities being hedged (since a Portfolio will typically not own all of the securities included in a particular index).

   Price movement correlation also may be distorted by the limited liquidity of certain futures or options markets and the participation of speculators in such markets. If an insufficient number of contracts are traded, commercial users may not deal in futures contracts or options because they do not want to assume the risk that they may not be able to close out their positions within a reasonable amount of time. In such instance, futures and options market prices may be driven by different forces than those driving the market in the underlying securities, and price spreads between these markets may widen. The participation of speculators in the market generally enhances its liquidity. Nonetheless, speculative trading spreads between futures markets may create temporary price distortions unrelated to the market in the underlying securities.

   Positions in futures contracts and related options are established or closed out only on an exchange or board of trade regulated by the Commodity Futures Trading Commission ("CFTC"). There is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. The liquidity of markets in futures contracts may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures price during a single trading day. Once the daily limit has been reached in a contract, no trades may be entered into at a price beyond the limit, which may prevent the liquidation of open futures positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin. However, if futures or options are used to hedge portfolio securities, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract.

   An exchange-traded option may be closed out only on a national securities or commodities exchange which generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option, with the result that a Portfolio would have to exercise the option in order to realize any profit. If a Portfolio that has written an option is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation or other clearing organization may not at all times be adequate to handle current trading volume and (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

   Because the specific procedures for trading foreign futures and options on futures exchanges are still evolving, additional or different margin requirements as well as settlement procedures may be applicable to foreign futures and options at the time a Portfolio purchases foreign futures or options.

   The successful use of transactions in futures and options depends in part on the ability of a Portfolio to forecast correctly the direction and extent of interest rate or securities price movements within a given time frame. To the extent interest rates or securities prices move in a direction opposite to that anticipated, a Portfolio may realize a loss that is not fully or partially offset by an increase in the value of portfolio securities. In addition, whether or not interest rates or securities prices move during the period that a Portfolio holds futures or options positions, the Portfolio will pay the cost of taking those positions (I.E., brokerage costs). As a result, the Portfolio's total return for such period may be less than if it had not engaged in the futures or option transaction.

   FUTURE DEVELOPMENTS - The above discussion relates to a Portfolio's proposed use of futures contracts, options and options on futures contracts and swap transactions currently available. The relevant markets and related regulations are constantly evolving. In the event of future regulatory or market developments, a Portfolio may also use additional types of futures contracts or options and other similar or related investment techniques.

   WRITING COVERED OPTIONS - The Portfolios listed above may write covered call or put options. A call option on a futures contract written by a Portfolio is considered by the Portfolio to be covered if the Portfolio owns the security subject to the underlying futures contract or other securities whose values are expected to move in tandem with the values of the securities subject to such futures contract, based on historical price movement volatility relationships. A call option on a security written by a Portfolio is considered to be covered if the Portfolio owns a security deliverable under the option. A written call option is also covered if the Portfolio holds a call on the same futures contract or security as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in liquid assets in a segregated account with its custodian.

   A put option on a futures contract written by a Portfolio, or a put option on a security written by a Portfolio, is covered if the Portfolio maintains cash or other liquid assets with a value equal to the exercise price in a segregated account with the Portfolio's custodian, or else holds a put on the same futures contract (or security, as the case may be) as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

   If the writer of an option wishes to terminate its position, it may effect a closing purchase transaction by buying an option identical to the option previously written. The effect of the purchase is that the writer's position will be canceled. Likewise, the holder of an option may liquidate its position by selling an option identical to the option previously purchased.

   Closing a written call option will permit a Portfolio to write another call option on the portfolio securities used to cover the closed call option. Closing a written put option will permit a Portfolio to write another put option secured by the segregated cash or other liquid assets used to secure the closed put option. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any futures contract or securities subject to the option to be used for other Portfolio investments. If a Portfolio desires to sell particular securities covering a written call option position, it will close out its position or will designate from its portfolio comparable securities to cover the option prior to or concurrent with the sale of the covering securities.

   A Portfolio will realize a profit from closing out an option if the price of the offsetting position is less than the premium received from writing the option or is more than the premium paid to purchase the option; a Portfolio will realize a loss from closing out an option transaction if the price of the offsetting option position is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the covering securities, any loss resulting from the closing of a written call option position is expected to be offset in whole or in part by appreciation of such covering securities.

   Since premiums on options having an exercise price close to the value of the underlying securities or futures contracts usually have a time value component (I.E., a value that diminishes as the time within which the option can be exercised grows shorter) an option writer may profit from the lapse of time even though the value of the futures contract (or security in some cases) underlying the option (and of the security deliverable under the futures contract) has not changed. Consequently, profit from option writing may or may not be offset by a decline in the value of securities covering the option. If the profit is not entirely offset, a Portfolio will have a net gain from the options transaction, and the Portfolio's total return will be enhanced. Likewise, the profit or loss from writing put options may or may not be offset in whole or in part by changes in the market value of securities acquired by the Portfolio when the put options are closed.

   OVER-THE-COUNTER OPTIONS - An over-the-counter option (an option not traded on a national securities exchange) may be closed out only with the other party to the original option transaction. While a Portfolio will seek to enter into over-the-counter options only with dealers who agree to and are expected to be capable of entering into closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to liquidate an over-the-counter option at a favorable price at any time prior to its expiration. Accordingly, the Portfolio might have to exercise an over-the-counter option it holds in order to realize any profit thereon and thereby would incur transactions costs on the purchase or sale of the underlying assets. If the Portfolio cannot close out a covered call option written by it, it will not be able to sell the underlying security until the option expires or is exercised. Furthermore, over-the-counter options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organizations.

   The staff of the SEC has taken the position that over-the-counter options on U.S. Government securities and the assets used as cover for written over-the-counter options on U.S. Government securities should generally be treated as illiquid securities. However, if a dealer recognized by the Federal Reserve Bank of New York as a "primary dealer" in U.S. Government securities is the other party to an option contract written by a mutual fund such as a Portfolio, and such Portfolio has the absolute right to repurchase the option from the dealer at a formula price established in a contract with the dealer, the SEC staff has agreed that the Portfolio only needs to treat as illiquid that amount of the "cover" assets equal to the amount by which (i) the formula price exceeds (ii) any amount by which the market value of the securities subject to the options exceeds the exercise price of the option (the amount by which the option is "in-the-money").

Purchasing and Selling Futures (and options thereon) - The Portfolios listed above may purchase and sell futures and options on futures. Information about specific limitations on futures and options on futures applicable to the Portfolios is set out above under "Investment Objectives and Policies" and "Investment Restrictions".

   FUTURES CONTRACTS - A futures contract is an agreement between two parties to buy and sell a commodity or financial instrument (E.G., an interest-bearing security, a currency or, in the case of futures contracts on the S&P 500 Index, the value of the basket of securities comprising the Index) for a specified price on a specified future date. In the case of futures on an index, the seller and buyer agree to settle in cash, at a future date, based on the difference in value of the contract between the date it is opened and the settlement date. The value of each contract is equal to the value of the index from time to time multiplied by a specified dollar amount. For example, long-term municipal bond index futures trade in contracts equal to $1000 multiplied by the Bond Buyer Municipal Bond Index.

   When a trader, such as a Portfolio, enters into a futures contract, it is required to deposit with (or for the benefit of) its broker, as "initial margin," an amount of cash or short-term high-quality securities (such as U.S. Treasury Bills) equal to approximately 2% to 20% of the delivery or settlement price of the contract (depending on applicable exchange rules). Initial margin is held to secure the performance of the holder of the futures contract. As the value of the contract changes, the value of futures contract positions increases or declines. At the end of each trading day, the amount of such increase or decline is received or paid respectively by and to the holders of these positions. The amount received or paid is known as "variation margin" or "maintenance margin." A Portfolio with a long position in a futures contract will establish a segregated account with the Portfolio's custodian containing liquid assets equal to the purchase price of the contract (less any margin on deposit). For short positions in futures contracts, a Portfolio will establish a segregated account with the custodian with liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments or currency underlying the futures contracts.

   Although futures contracts by their terms may require actual delivery and acceptance of securities, in most cases the contracts are closed out before settlement. Closing out a futures sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and with the same delivery date. Similarly, the closing out of a futures purchase is effected by the purchaser selling an offsetting futures contract.

   Gain or loss on a futures position is equal to the net variation margin received or paid over the time the position is held, plus or minus the amount received or paid when the position is closed, minus brokerage commissions.

   MFS TOTAL RETURN may purchase and sell futures contracts on interest-bearing securities or indices thereof, or on indices of stock prices (such as the S&P 500 Index), to increase or decrease its portfolio exposure to common stocks or to increase or decrease its portfolio exposure to notes and bonds.

   OPTIONS ON FUTURES - An option on a futures contract obligates the writer, in return for the premium received, to assume a position in a futures contract (a short position if the option is a call and a long position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option generally will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying contract, the remaining term of the option, supply and demand and interest rates. Options on futures contracts traded in the United States may only be traded on a United States board of trade licensed by the CFTC.

   The Fund, on behalf of each of the Portfolios, has notified the CFTC, pursuant to Rule 4.5 under the Commodity Exchange Act, that it desires to claim exclusion from the definition of the term "Commodity Pool Operator". In connection with such exclusion, the Fund has represented, on behalf of each Portfolio, that the Fund will operate the Portfolio in a manner such that the Portfolio:

   (i) Will use commodity futures or commodity options contracts solely for bona fide hedging purposes within the meaning and intent of CFTC Rule 1.3(z)(1); provided, however, that, in addition, with respect to positions in
           ________  _______
commodity futures or commodity option contracts which do not come within the meaning and intent of Rule 1.3(z)(1), the Portfolio may enter into commodity futures and commodity options contracts for which the aggregate initial margin and premiums required to establish such positions will not exceed 5 percent of the liquidation value of the Portfolio's assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, further, that in the case of an option that is in-the-money at
      ________  _______
the time of purchase, the in-the-money amount as defined in CFTC Rule 190.01(x) may be excluded in computing such 5%;

   (ii) Will not be, and has not been, marketing participation to the public as or in a commodity pool or otherwise as or in a vehicle for trading in the commodity futures or commodity options markets;

   (iii) Will disclose in writing to each prospective participant the purpose of and the limitations on the scope of the commodity futures and commodity options trading in which the Portfolio intends to engage; and

   (iv) Will submit to such special calls as the CFTC may make to require the Fund on behalf of the Portfolio to demonstrate compliance with the provisions of Rule 4.5(c) under the Commodity Exchange Act.

   If Rule 4.5 under the Commodity Exchange Act is amended to provide for an alternative to the 5 percent test described in (i) above, a Portfolio will operate in accordance with either the 5 percent test or the alternative test, except as provided in such Portfolio's fundamental investment policies. For a discussion of additional risks related to futures and options, see the discussion below.

Eurodollar Futures and Options - The Portfolios listed above may make
______________________________
investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Loan Participations and Assignments - The Portfolios listed above may invest in
___________________________________
fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Portfolios listed above may invest in such Loans in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically will result in the Portfolios having a contractual relationship only with the Lender, not with the borrower. The Portfolios will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Portfolios generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Portfolios may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolios will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. When a Portfolio purchases Assignments from Lenders, the Portfolio will acquire direct rights against the borrower on the Loan, except that under certain circumstances such rights may be more limited than those held by the assigning Lender.

   The Portfolios may have difficulty disposing of Assignments and Participations. Because the market for such instruments is not highly liquid, the Portfolios anticipate that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on a Portfolio's ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The Portfolios currently intend to treat all investments in Participations and Assignments as illiquid.

Swaps, Caps, Floors, Collars, Etc. - The Portfolios listed above may enter into
__________________________________
interest rate, currency and index swaps, the purchase or sale of related caps, floors and collars and other derivatives. A Portfolio will enter into these transactions primarily to seek to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a portfolio anticipates purchasing at a later date. A Portfolio will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the Portfolio may be obligated to pay. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). The purchase of an interest rate cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling the interest rate floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values. A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the values of the reference currencies.

   A Portfolio will usually enter into interest rate swaps on a net basis, that is, two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. To the extent that a Portfolio maintains in a segregated account with its custodian liquid assets sufficient to meet its obligations under swaps, caps, floors, collars and other similar derivatives (see below) these investments will not constitute senior securities under the 1940 Act, as amended, and, thus, will not be treated as being subject to the Portfolio's borrowing restrictions. A Portfolio will not enter into any swap, cap, floor, collar or other derivative transaction unless the counterparty is deemed creditworthy by that Portfolio's subadviser. If a counterparty defaults, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. Caps, floors and collars may not be as liquid as swaps.

   The liquidity of such agreements will be determined by a Portfolio's subadviser based on various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset a Portfolio's rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed to be within the restriction on investments in illiquid securities.

   The Portfolios listed above will maintain cash and appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a Portfolio enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Portfolio's accrued obligations under the swap agreement over the accrued amount the Portfolio is entitled to receive under the agreement. If a Portfolio enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Portfolio's accrued obligations under the agreement.

   A Portfolio may enter into a swaption transaction, which is a contract that grants the holder, in return for payment of the purchase price (the "premium") of the option, the right, but not the obligation, to enter into an interest rate swap at a preset rate within a specified period of time, with the writer of the contract. The writer of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap.

Inverse Floaters - The Portfolios listed above may invest in inverse floaters,
________________
which are derivative mortgage securities. Inverse floaters are structured as a class of security that receives distributions on a pool of mortgage assets and whose yields move in the opposite direction of short-term interest rates, sometimes at an accelerated rate. Inverse floaters may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Inverse floaters have greater volatility than other types of mortgage securities in which the Portfolios invest (with the exception of stripped mortgage securities). Inverse floaters may not be as liquid as other securities in which the Portfolios may invest.

Structured Notes - The Portfolios listed above may invest in a broad category
________________
of instruments known as "structured notes." These instruments are debt obligations issued by industrial corporations, financial institutions or governmental or international agencies. Traditional debt obligations typically obligate the issuer to repay the principal plus a specified rate of interest. Structured notes, by contrast, obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors. For example, the issuer's obligations could be determined by reference to changes in the value of a commodity (such as gold or oil), a foreign currency, an index of securities (such as the S&P 500 Index) or an interest rate (such as the U.S. Treasury bill rate). In some cases, the issuer's obligations are determined by reference to changes over time in the difference (or "spread") between two or more external factors (such as the U.S. prime lending rate and the LIBOR). In some cases, the issuer's obligations may fluctuate inversely with changes in an external factor or factors (for example, if the U.S. prime lending rate goes up, the issuer's interest payment obligations are reduced). In some cases, the issuer's obligations may be determined by some multiple of the change in an external factor or factors (for example, three times the change in the U.S. Treasury bill rate). In some cases, the issuer's obligations remain fixed (as with a traditional debt instrument) so long as an external factor or factors do not change by more than the specified amount (for example, if the U.S. Treasury bill rate does not exceed some specified maximum); but if the external factor or factors change by more than the specified amount, the issuer's obligations may be sharply increased or reduced.

   Structured notes can serve many different purposes in the management of a Portfolio. For example, they can be used to increase a Portfolio's exposure to changes in the value of assets that the Portfolio would not ordinarily purchase directly (such as gold or oil). They can also be used to hedge the risks associated with other investments a Portfolio holds. For example, if a structured note has an interest rate that fluctuates inversely with general changes in market interest rates, the value of the structured note would generally move in the opposite direction to the value of traditional debt obligations, thus moderating the effect of interest rate changes in the value of a Portfolio's portfolio as a whole.

   Structured notes involve special risks. As with any debt obligation, structured notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. This risk is in addition to the risk that the issuer's obligations (and thus the value of a Portfolio's investment) will be reduced because of changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer's obligations are determined by reference to some multiple of the change in the external factor or factors. Many structured notes have limited or no liquidity, so that a Portfolio would be unable to dispose of the investment prior to maturity. As with all investments, successful use of structured notes depends in significant part on the accuracy of the subadviser's analysis of the issuer's creditworthiness and financial prospects, and of the subadviser's forecast as to changes in relevant economic and financial market conditions and factors. In instances where the issuer of a structured note is a foreign entity, the usual risks associated with investments in foreign securities (described above) apply.

Capital Securities - The Portfolios listed above may invest in capital
__________________
securities, which are securities issued by a trust having as its only assets junior subordinated debentures of a corporation, typically a bank holding company. This structure provides tax advantages to a bank holding company while generally providing investors a higher yield than is offered by investing directly in a bank holding company's subordinated debt.

Payment-in-Kind Securities ("PIKs") - The Portfolios listed above may invest in
___________________________________
PIKs, which are debt obligations which provide that the issuer may, at its option, pay interest on such obligations in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. A Portfolio will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

Warrants - The Portfolios listed above may invest in warrants, which are
________
securities that give a Portfolio the right to purchase equity securities from an issuer at a specific price (the "strike price") for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

Indexed Securities - The Portfolios listed above may purchase securities with
__________________
principal and/or interest payments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The Portfolios may also purchase indexed deposits with similar characteristics. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. Certain indexed securities may expose a Portfolio to the risk of loss of all or a portion of the principal amount of its investment and/or the interest that might otherwise have been earned on the amount invested.

   The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government-sponsored entities.

When-Issued Securities - The Portfolios listed above may invest in when-issued
______________________
securities. If the value of a "when-issued" security being purchased falls between the time a Portfolio commits to buy it and the payment date, the Portfolio may sustain a loss. The risk of this loss is in addition to the Portfolio's risk of loss on the securities actually in its portfolio at the time. In addition, when a Portfolio buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Portfolio may be lower than the yield available on other, comparable securities at the time of delivery or lost investment opportunity with respect to liquid assets in the event the counter-party defaults on its obligation to deliver the security on the settlement date. A Portfolio will maintain assets in a segregated account in an amount sufficient to satisfy its outstanding obligations to buy securities on a "when-issued" basis.

Forward Commitments - The Portfolios listed above may purchase securities on a
___________________
forward commitment basis; that is, make contracts to purchase securities for a fixed price at a future date beyond the customary three-day settlement period. A Portfolio is required to hold and maintain in a segregated account with the custodian, until three-days prior to settlement date, cash or other liquid assets in amount sufficient to meet the purchase price. Alternatively, a Portfolio may enter into offsetting contracts for the forward sale of other securities it owns. The purchase of securities on a forward commitment basis involves risk of loss if the value of the security to be purchased declines prior to the settlement date or lost investment opportunity with respect to liquid assets in the event the counter-party defaults on its obligation to deliver the security on the settlement date. Although a Portfolio will generally purchase securities on a forward commitment basis with the intention of acquiring such securities for its portfolio, a Portfolio may dispose of forward commitments prior to settlement if the subadviser deems it appropriate to do so.

Hybrid Instruments - The Portfolios listed above may invest in hybrid
__________________
instruments (a type of potentially high-risk derivative). Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, a hybrid instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor, or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity rate. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a Portfolio may not be successful.

   Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument in structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

   Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a United States dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, a Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give a Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and a Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

   Although the risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the hybrid instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future.

   Hybrid instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of hybrid instruments could take place in an over the counter market without the guarantee of a central clearing organization or in a transaction between a Portfolio and the issuer of the hybrid instrument, the creditworthiness of the counter party or issuer of the hybrid instrument would be an additional risk factor which the Portfolio would have to consider and monitor. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by persons in the United States, or any other governmental regulatory authority. The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of a Portfolio.

   Equity-linked debt securities are a type of hybrid instrument. At maturity, an equity-linked debt security of an issuer is exchanged for common stock of the issuer or is payable in an amount based on the price of the issuer's common stock at the time of maturity. Both alternatives present a risk that the amount payable at maturity will be less than the principal amount of the debt because the price of the issuer's common stock might not be as high as the subadviser expected.

Short Sales "Against the Box" - The Portfolios listed above may engage in short
_____________________________
sales "against the box." A short sale is a transaction in which a party borrows a security and then sells the borrowed security to another party. Each Portfolio listed above may engage in short sales if it owns (or has the right to acquire without further consideration) the security it has sold short, a practice known as selling short "against the box." Short sales against the box may protect a Portfolio against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such securities should be wholly or partially offset by a corresponding loss in the short position. Short sales against the box may be used to lock in a profit on a security when, for tax reasons or otherwise, a subadviser does not want to sell the security.

   Lending of Portfolio Securities - Each Portfolio may lend its portfolio
   _______________________________
securities to broker-dealers under contracts calling for cash collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. A Portfolio will continue to benefit from interest or dividends on the securities loaned and will also receive interest through investment of the cash collateral in short-term liquid investments, which may include shares of money market funds subject to any investment restriction described herein. Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event affecting the investment occurs, such loans may be called so that the securities may be voted by a Portfolio. A Portfolio pays various fees in connection with such loans, including shipping fees and reasonable custodian and placement fees.

   A Portfolio may pay reasonable finders, administrative and custodial fees to persons that are unaffiliated with the Fund for services in connection with loans of its portfolio securities. Payments received by a Portfolio equal to dividends, interest and other distributions on loaned securities may be treated as income other than qualified income for the 90% test discussed under "Taxes" below. The Fund intends to engage in securities lending only to the extent that it does not jeopardize its qualification as a regulated investment company under the Internal Revenue Code.

                       DISCLOSURE OF PORTFOLIO HOLDINGS

   The Fund's Board of Directors has adopted and approved policies and procedures reasonably designed to protect the confidentiality of the Fund's portfolio holdings information and to seek to prevent the selective disclosure of such information. The Fund reserves the right to modify these policies and procedures at any time without notice.

   Only MetLife Advisers' or a subadviser's Chief Compliance Officer, principal executive or principal accounting officer, or persons designated by such officers (each, an "Authorized Person") are authorized to disseminate nonpublic portfolio information, and only in accordance with the procedures described below. Pursuant to these polices and procedures, MetLife Advisers or a subadviser may disclose a Portfolio's portfolio holdings to unaffiliated parties prior to the time such information has been disclosed to the public through a filing with the SEC or a posting on an Insurance Company web site only if an Authorized Person determines that (i) there is a legitimate business purpose for the disclosure; and (ii) if practicable, the recipient is subject to a confidentiality agreement, including a duty not to trade on the nonpublic information. Under the Fund's policies and procedures, a legitimate business purpose includes disseminating or providing access to portfolio information to
(i) the Fund's service providers (e.g., custodian, independent registered public accounting firm) in order for the service providers to fulfill their contractual duties to the Fund; (ii) rating and ranking organizations and mutual fund analysts; (iii) a newly hired Fund subadviser prior to the subadviser commencing its duties; (iv) the subadviser of a Portfolio or other affiliated investment company portfolio that will be the surviving portfolio in a merger; (v) consultants that provide research and consulting services to MetLife Advisers or its affiliates with respect to asset allocation targets and investments for asset allocation funds of funds in the MetLife enterprise; and
(vi) firms that provide pricing services, proxy voting services and research and trading services.

   The Fund's policies and procedures prohibit the dissemination of nonpublic portfolio information for compensation or other consideration. Any exceptions to these policies and procedures may be made only if approved by MetLife Advisers' or the relevant subadviser's Chief Compliance Officer and the Fund's Chief Compliance Officer as in the best interests of the Fund, and only if such exceptions are reported to the Fund's Board of Directors at its next regularly scheduled meeting.

   Dissemination of a Portfolio's nonpublic portfolio holdings information to MetLife enterprise employees is limited to persons who are subject to a duty to keep such information confidential and who need to receive the information as part of their duties. As a general matter, the Fund disseminates portfolio holdings information to contract owners or Qualified Plan trustees or participants only in the Annual or Semiannual Reports or in other formats that are generally available on a contemporaneous basis to all such contract owners or Qualified Plan trustees or participants or the general public. The Prospectus describes certain types of information that are disclosed on Insurance Company web sites (including www.metlife.com/msf), as well as the frequency with which such information is disclosed and the lag between the date of the information and the date of its disclosure.

   It is the policy of MetLife Advisers to comply with all applicable provisions of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings information.

                         RESOLVING MATERIAL CONFLICTS

   Currently, shares in the Fund are available only to separate accounts established by Metropolitan Life Insurance Company ("MetLife"), New England Life Insurance Company ("NELICO"), MetLife Investors USA Insurance Company ("MetLife Investors"), or General American Life Insurance Company ("General American") and their affiliates or their subsidiaries, and to certain eligible qualified retirement plans ("Qualified Plans"), as an investment vehicle for variable life insurance or variable annuity products or Qualified Plans. In the future, however, such shares may be offered to separate accounts of insurance companies unaffiliated with MetLife, NELICO, MetLife Investors, or General American.

   A potential for certain conflicts of interest exists between the interests of variable life insurance contract owners and variable annuity contract owners. Pursuant to conditions imposed in connection with related regulatory relief granted by the SEC, the Fund's Board of Directors has an obligation to monitor events to identify conflicts that may arise from the sale of shares to both variable life insurance and variable annuity separate accounts or to separate accounts of insurance companies not affiliated with MetLife, NELICO, MetLife Investors, or General American. Such events might include changes in state insurance law or federal income tax law, changes in investment management of any Portfolio of the Fund or differences between voting instructions given by variable life insurance and variable annuity contract owners. Through its Participation Agreement with the Fund, each insurance company investing in the Fund is responsible for monitoring and reporting any such conflicts to the Fund and for proposing and executing any necessary remedial action. The Board of Directors of the Fund has an obligation to determine whether such proposed action adequately remedies any such conflicts.

                       DETERMINATION OF NET ASSET VALUES

   The net asset value per share of each class of each Portfolio is determined as of the close of regular trading on the New York Stock Exchange on each day the New York Stock Exchange is open. The New York Stock Exchange is currently expected to be closed on weekend days and on the following holidays each year:
New Year's Day, Martin Luther King Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because foreign exchanges are not always closed at the same time that the New York Stock Exchange is closed, the price of securities primarily traded on foreign exchanges may increase or decrease when the New York Stock Exchange is closed. Therefore, the net asset value of each class of a Portfolio that holds these securities may change on days that separate accounts will not be able to purchase or redeem Fund shares.

   If the Board of Directors decides that continuing to offer shares of one or more Portfolios will not serve the Fund's best interest (E.G., changing market conditions, regulatory problems or low Portfolio participation), the Fund may stop offering such shares and, by a vote of the Board of Directors, may require redemption (at net asset value) of outstanding shares in such Portfolio(s) upon 30 days' prior written notice to affected shareholders.

   Expenses of each Portfolio are paid or accrued each day.

All Portfolios (other than BlackRock Money Market)
__________________________________________________

   Each Portfolio other than BLACKROCK MONEY MARKET values its securities in the manner set forth below.

   Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the adviser or relevant subadviser pursuant to authorization of the Board. Short term obligations with a remaining maturity of sixty days or less are stated at amortized cost value which approximates fair market value.

   Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing (the "NOCP"). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market

System for which there is no reported sale during the day, are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board of Directors or its delegates. If no closing price is available, then such securities are valued by using the mean between the last reported bid and asked prices. Equity securities traded over-the-counter are valued at the last reported sales price.

   If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

   The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Fund may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

   Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Fund values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Fund values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Fund may frequently value many of the Portfolios' foreign equity securities using fair value prices based on third party vendor modeling tools.

   Forward foreign currency exchange contracts are valued based on the mean between closing bid and ask prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

   Options, whether on securities, indices, or futures contracts, are valued at the last sales price available as of the close of business on the day of valuation or, if no sale, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

   The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

   Subject to the Board's oversight, the Fund's Board of Directors has delegated day-to-day responsibility for valuing Portfolio assets to MetLife Advisers or the subadvisers of the Portfolios, who value such assets as described above and operate under procedures approved by the Board.

   The net asset value of each ASSET ALLOCATION PORTFOLIO and the ZENITH EQUITY PORTFOLIO is calculated based on the net asset values of the Underlying Portfolios in which such Portfolio invests. The Underlying Portfolios that are Portfolios of the Fund will use fair value pricing in the circumstances and manner described above. For more information about the use of fair value pricing by the Underlying Portfolios that are portfolios of the MIST, please refer to the prospectus for such Underlying Portfolios.

BlackRock Money Market
______________________

   The portfolio securities of BLACKROCK MONEY MARKET will be valued at amortized cost. Under the amortized cost method of valuation, securities are valued at cost on the date of purchase. Thereafter the values of securities purchased at a discount or premium are increased or decreased incrementally each day so that at maturity the purchase discount or premium is fully amortized and the value of the security is equal to its principal amount. Due to fluctuations in interest rates, the amortized cost value of the securities of BLACKROCK MONEY MARKET may at times be more or less than their market value.

   By using amortized cost valuation, BLACKROCK MONEY MARKET seeks to maintain a constant net asset value of $100 per share of each class of the Portfolio despite minor shifts in the market value of its portfolio securities. The yield on a shareholder's investment may be more or less than that which would be recognized if the net asset value per share of each class of BLACKROCK MONEY MARKET were not constant and were permitted to fluctuate with the market value of the portfolio securities of the Portfolio. However, as a result of the following procedures, the Fund believes any difference will normally be minimal. Quarterly, the Fund's Directors monitor the deviation between the net asset value per share of each class of the Portfolio as determined by using available market quotations and such class' amortized cost price per share. BlackRock, subadviser to BLACKROCK MONEY MARKET, makes such comparisons at least weekly and will advise MetLife Advisers and the Directors promptly in the event of any significant deviation. If the deviation exceeds 0.50% for any class, the Board of Directors will consider what action, if any, should be initiated to provide fair valuation of the portfolio securities of BLACKROCK MONEY MARKET and prevent material dilution or other unfair results to shareholders. Such action may include selling portfolio securities prior to maturity, withholding dividends or utilizing a net asset value per share of each class as determined by using available market quotations.

                                   EXPENSES

Expense Agreement
_________________

   Pursuant to an expense agreement relating to each class of BLACKROCK LARGE CAP VALUE, FRANKLIN TEMPLETON SMALL CAP GROWTH, METLIFE CONSERVATIVE ALLOCATION, METLIFE CONSERVATIVE TO MODERATE ALLOCATION, METLIFE MODERATE ALLOCATION, METLIFE MODERATE TO AGGRESSIVE ALLOCATION, METLIFE AGGRESSIVE ALLOCATION and MFS INVESTORS TRUST, MetLife Advisers has agreed, from May 1, 2005 to April 30, 2006, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on a Portfolio's then-current fiscal year, which limits vary from Portfolio to Portfolio). This subsidy, and similar subsidies in effect in earlier periods, are subject to the obligation of each class of such Portfolios to repay MetLife Advisers in future years, if any, when a class' expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class' stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of a Portfolio is obligated to repay any expense paid by MetLife Advisers more than three years in the case of Franklin Templeton Small Cap Growth and MFS INVESTORS TRUST and five in the case of BLACKROCK LARGE CAP VALUE, METLIFE CONSERVATIVE ALLOCATION, METLIFE CONSERVATIVE TO MODERATE ALLOCATION, METLIFE MODERATE ALLOCATION, METLIFE MODERATE TO AGGRESSIVE ALLOCATION AND METLIFE AGGRESSIVE ALLOCATION after the end of the fiscal year in which such expense was incurred. The expense limits (annual rates as a percentage of each class of each Portfolio's net average daily net assets) in effect from May 1, 2005 to April 30, 2006 are as follows:

      PORTFOLIO                                   EXPENSE LIMIT AGREEMENT
      ---------                                   ----------------------
                                                  CLASS A  CLASS B  CLASS E
                                                  -------  -------  -------
      BlackRock Large Cap Value                      0.95%    1.20%    1.10%
      Franklin Templeton Small Cap Growth            1.15%    1.40%    1.30%
      MetLife Conservative Allocation                0.10%    0.35%    0.25%
      MetLife Conservative to Moderate Allocation    0.10%    0.35%    0.25%
      MetLife Moderate Allocation                    0.10%    0.35%    0.25%
      MetLife Moderate to Aggressive Allocation      0.10%    0.35%    0.25%
      MetLife Aggressive Allocation                  0.10%    0.35%    0.25%
      MFS Investors Trust                            1.00%    1.25%    1.15%

   Also pursuant to the expense agreement, MetLife Advisers has agreed to waive, for the period May 1, 2005 to April 30, 2006, a portion of its advisory fees for certain Portfolios. These fee waivers are described below in the section entitled "Advisory Fee Waivers" under "Advisory Arrangements."

Additional Information About Expenses
_____________________________________

   Each Portfolio pays all expenses not borne by MetLife Advisers or its subadviser or MetLife, including, but not limited to, the charges and expenses of each Portfolio's custodian, independent registered public accounting firm and legal counsel for the Fund and its independent Directors, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders' and Directors' meetings and preparing, printing and mailing prospectuses and reports to shareholders, dues for membership in the Investment Company Institute, and the compensation of Directors of the Fund who are not directors, officers or employees of MetLife Advisers or its affiliates, other than affiliated registered investment companies.

   The table below sets forth the total expenses incurred by each Portfolio subject to expense limits during the year ended December 31, 2004 and what each Portfolio's expenses would have been without the expense agreement for the same period.

                                                                   TOTAL OPERATING EXPENSES
                                      TOTAL OPERATING EXPENSES   (AS A PERCENTAGE OF AVERAGE
                                    (AS A PERCENTAGE OF AVERAGE  DAILY NET ASSETS) WITHOUT THE
                                          DAILY NET ASSETS)           EXPENSE AGREEMENT
                                    --------------------------   -----------------------------
PORTFOLIO                           CLASS A   CLASS B  CLASS E   CLASS A   CLASS B     CLASS E
---------                           -------   -------  -------   -------   -------     -------
BlackRock Large Cap Value              0.93%     1.18%    1.08%     0.93%     1.18%       1.08%
Franklin Templeton Small Cap Growth    1.15%     1.40%    1.30%     1.15%     1.40%       1.30%
MFS Investors Trust                    0.97%     1.22%    1.12%     0.97%     1.22%       1.12%

   These expense figures do not include portfolio brokerage commissions, which are not deducted from the Portfolio's assets in the same manner as other charges and expenses; rather, brokerage commissions are part of the purchase price paid for portfolio securities and reduce the proceeds received on the sale of portfolio securities.

                            DIRECTORS AND OFFICERS

   The Fund's Directors review actions of the Fund's investment adviser and subadvisers, and decide upon matters of general policy. The Fund's officers supervise the daily business operations of the Fund. The Board of Directors and the Fund's officers are listed below. Each Director is responsible for overseeing all 37 Portfolios of the Fund. There is no limit to the term a Director may serve.

Interested Directors (1)
________________________

   Each Director below is an "interested person" (as defined by the 1940 Act) in that Mr. McHaffie is an employee of MetLife, and Mr. Typermass is a former employee of MetLife, which is an affiliate of MetLife Advisers, the investment adviser of the Fund.

                                                                                                        NUMBER OF
                                                                                                      PORTFOLIOS IN
                                                                                                          FUND
                           CURRENT                                                                      COMPLEX
                          POSITION(S)     POSITION(S)   PRINCIPAL OCCUPATIONS OVER PAST FIVE YEARS,    OVERSEEN BY
NAME, ADDRESS AND AGE     WITH FUND       HELD SINCE         INCLUDING OTHER DIRECTORSHIPS (2)          DIRECTOR (3)
---------------------   --------------   ------------   -------------------------------------------  ---------------
Hugh C. McHaffie         Director,               2003   Senior Vice President, MetLife, since                    38
Metropolitan Life        Chairman                       1999; Chair of the Board of Managers,
Insurance Company        of the                         President and Chief Executive Officer,
501 Boylston Street      Board,                         MetLife Advisers, since 2003; Director,
Boston, MA 02116         President                      General American Life Insurance
Age: 46                  and Chief                      Company, New England Financial,
                         Executive                      MetLife Investors Life Insurance
                         Officer                        Company, First MetLife Investors
                                                        Insurance Company, MetLife Investors
                                                        USA Insurance Company; formerly,
                                                        Senior Vice President, New England
                                                        Zenith Fund ("Zenith Fund")**.
Arthur G. Typermass      Director                1998   Formerly, Senior Vice-President and                      38
43 Chestnut Street                                      Treasurer, MetLife, 1997-1998.
Garden City, NY 11530
Age: 67

Non-Interested Directors (1)
____________________________

   Each Director below is NOT an "interested person" (as defined by the 1940
Act).

                                                                                                       NUMBER OF
                                                                                                     PORTFOLIOS IN
                                                                                                         FUND
                             CURRENT                                                                    COMPLEX
                           POSITION(S)   POSITION(S)   PRINCIPAL OCCUPATIONS OVER PAST FIVE YEARS,    OVERSEEN BY
NAME, ADDRESS AND AGE       WITH FUND    HELD SINCE         INCLUDING OTHER DIRECTORSHIPS(2)         DIRECTOR (3)
---------------------      -----------   -----------   -------------------------------------------   -------------
Steve A. Garban+            Director            1993   Formerly, Chief Financial Officer, Senior               38
226 Harris Drive                                       Vice President Finance and Operations
State College, PA 16801                                and Treasurer (Emeritus), The
Age: 67                                                Pennsylvania State University.

Linda B. Strumpf            Director            2000   Vice President and Chief Investment                     38
Ford Foundation                                        Officer, Ford Foundation.
320 E. 43rd Street
New York, NY 10017
Age: 57

Michael S. Scott Morton+    Director            1993   Jay W. Forrester Professor of                           38
Massachusetts Institute of                             Management (Emeritus) at Sloan School
Technology ("MIT")                                     of Management, MIT.
50 Memorial Drive
Cambridge, MA 02138
Age: 67

                                                                                                    NUMBER OF
                                                                                                  PORTFOLIOS IN
                                                                                                      FUND
                          CURRENT                                                                    COMPLEX
                        POSITION(S)   POSITION(S)   PRINCIPAL OCCUPATIONS OVER PAST FIVE YEARS,    OVERSEEN BY
NAME, ADDRESS AND AGE    WITH FUND    HELD SINCE         INCLUDING OTHER DIRECTORSHIPS(2)         DIRECTOR (3)
---------------------   -----------   -----------   -------------------------------------------   -------------
H. Jesse Arnelle         Director            2001   Counsel, Womble Carlyle Sandrie &                       38
400 Urbano Drive                                    Rice; Director, Textron Inc. (global
San Francisco, CA 94127                             multi-industry company)*; formerly,
Age: 71                                             Director, Gannet Co. Inc. (diversified
                                                    news and information company)*;
                                                    formerly, Director, Eastman Chemical
                                                    Company (global chemical company)*;
                                                    formerly, Director, Waste Management,
                                                    Inc.*; Director, Armstrong Holdings Inc.
                                                    (parent company of floor and ceiling
                                                    products business)*; Director, FPL
                                                    Group Inc. (public utility holding
                                                    company)*; Director, URS Corporation
                                                    (engineering design services firm)*.
Nancy Hawthorne          Director            2003   Director and Chairman of the Board,                     38
60 Hyslop Road                                      Avid Technologies (computer software
Brookline, MA 02445                                 company)*; formerly, Board of Advisors,
Age: 54                                             L. Knife & Sons, Inc. (beverage
                                                    distributor); Chief Executive Officer,
                                                    Clerestory LLC (corporate financial
                                                    advisor); formerly, Trustee, Zenith
                                                    Fund**; formerly, Chief Executive
                                                    Officer and Managing Partner,
                                                    Hawthorne, Krauss and Associates
                                                    (corporate financial advisor); formerly,
                                                    Chief Financial Officer and Executive
                                                    Vice President, Continental Cablevision,
                                                    subsequently renamed MediaOne (cable
                                                    television company); formerly, Director,
                                                    Life F/X, Inc.; formerly, Chairman of the
                                                    Board, WorldClinic (distance medicine
                                                    company); formerly, Director, Perini
                                                    Corporation (construction)*; formerly,
                                                    Director, CGU (property and casualty
                                                    insurance company); formerly, Director,
                                                    Beacon Power Corporation (energy)*.
John T. Ludes            Director            2003   Formerly, Trustee, Zenith Fund**;                       38
57 Water Street                                     formerly, Vice Chairman, President and
Marion, MA 02738                                    Chief Operating Officer, Fortune Brands/
Age: 68                                             American Brands (global conglomerate);
                                                    formerly, President and CEO, Acushnet
                                                    Company (athletic equipment).

Officers(1)
___________

                                   CURRENT
                                 POSITION(S)      POSITION(S)
NAME AND ADDRESS         AGE      WITH FUND       HELD SINCE    PRINCIPAL OCCUPATIONS OVER PAST FIVE YEARS (2)
----------------         ---   ----------------   -----------   -----------------------------------------------
Leonard M. Bakal         60    Senior Vice               2004   Senior Vice President and Chief Compliance
Metropolitan Life              President and                    Officer, MetLife Advisers, since 2004; Vice
Insurance Company              Chief                            President, Compliance Director and Money
One MetLife Plaza              Compliance                       Laundering Compliance Officer, MetLife; Vice
27-01 Queens Plaza North       Officer                          President and Compliance Director, MetLife
Long Island City, NY                                            Securities, Inc.
  11101

John F. Guthrie, Jr      61    Senior Vice               2002   Manager and Senior Vice President, MetLife
MetLife Advisers, LLC          President                        Advisers; Vice President, MetLife; Vice
501 Boylston Street                                             President, NELICO; formerly, Senior Vice
Boston, MA 02116                                                President, Zenith Fund**.

Thomas E. Lenihan        50    Senior Vice               2004   Managing Director, Investments Department,
Metropolitan Life              President                        MetLife.
Insurance Company
10 Park Avenue
Morristown, NJ 07962

Peter Duffy              49    Vice                      2000   Senior Vice President, MetLife Advisers, since
MetLife Advisers, LLC          President and                    December 1998; Senior Vice President;
501 Boylston Street            Treasurer                        NELICO; Vice President, MetLife; formerly,
Boston, MA 02116                                                Vice President and Treasurer, Zenith Fund**.

Thomas M. Lenz           46    Vice                      2002   General Counsel and Secretary, MetLife
MetLife Advisers, LLC          President and                    Advisers, since 1998; Assistant General
501 Boylston Street            Secretary                        Counsel, MetLife; formerly, Vice President and
Boston, MA 02116                                                Secretary, Zenith Fund**.

Thomas C. McDevitt       49    Vice                      2002   Formerly, Vice President, Zenith Fund**.
MetLife Advisers, LLC          President
501 Boylston Street
Boston, MA 02116

Daphne Thomas-Jones      49    Vice                      2000   Assistant Vice President, since 1998; formerly,
Metropolitan Life              President                        Director, MetLife.
Insurance Company
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY
  11101

* Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.

** Following its merger into the Fund on May 1, 2003, the Zenith Fund deregistered as an investment company with the SEC on January 29, 2004.

(+)Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (the "State Street Research Funds").

(1)Each Director of the Fund also serves as trustee of Metropolitan Series Fund II ("Met Series Fund II"), a registered investment company advised by MetLife Advisers. Each officer of the Fund serves in the same position with Met Series Fund II, which consists of one portfolio.

(2)Positions during the past five years with the Fund, MetLife, MetLife Advisers, Zenith Fund, NELICO, New England Financial, New England Funds, L.P., or New England Securities Corporation ("NES") are omitted if not materially different.

(3)The Fund Complex includes the Fund (37 portfolios) and Met Series Fund II (1 portfolio).

Director Beneficial Ownership
_____________________________

   The following table states the dollar range of equity securities beneficially owned by each Director in the Portfolios of the Fund.

                                                          DOLLAR RANGE OF     DOLLAR RANGE OF
                                                         EQUITY SECURITIES   EQUITY SECURITIES
DIRECTOR                     NAME OF PORTFOLIO          IN THE PORTFOLIO(1)   IN THE FUND(1)
--------                     -----------------          -------------------  -----------------
Arthur G. Typermass   BlackRock Aggressive Growth          Over $100,000       Over $100,000
                      Portfolio
                      FI International Stock Portfolio    $10,001-$50,000
                      MetLife Stock Index Portfolio        Over $100,000

(1)Represents ownership, as of December 31, 2004, of insurance products that utilize the Fund as an investment vehicle. Shares of the Fund may not be held directly by individuals.

Committees of the Board
_______________________

   The Directors have delegated certain authority to an Audit Committee, which is comprised of Messrs. Steve Garban, John Ludes and Michael Scott Morton and Ms. Linda Strumpf, all of whom are not "interested persons" (as defined in the 1940 Act) of the Fund ("Independent Directors"). The Audit Committee reviews financial and accounting controls and procedures; recommends the selection of the independent registered public accounting firm; reviews the scope of the audit; reviews financial statements and audit reports; and reviews the independence of the independent registered public accounting firm and approval of fees and assignments relating to both audit and non-audit activities of the independent registered public accounting firm. Ms. Strumpf currently serves as chair of the Audit Committee.

   The Directors have established two Contract Review Committees of the Board. One Contract Review Committee is comprised of Messrs. H. Jesse Arnelle and Ludes and Ms. Strumpf. Ms. Strumpf currently serves as chair of that Contract Review Committee. The other Contract Review Committee is comprised of Ms. Nancy Hawthorne and Mr. Garban. Mr. Garban currently serves as chair of that Contract Review Committee. Each Contract Review Committee from time to time reviews and makes recommendations to the Board as to contracts that require approval of a majority of the Independent Directors, which are assigned to such Contract Review Committee by the Board, and any other contracts that may be referred to it by the Board.

   The Governance Committee is comprised of Messrs. Arnelle and Morton and Ms. Hawthorne. Mr. Morton currently serves as Chair of the Governance Committee. The Governance Committee reviews periodically Board governance practices, procedures and operations, the size and composition of the Board of Directors, Director compensation and other matters relating to the governance of the Fund.

   The Directors have established a Nominating Committee of the Board, which is comprised of Messrs. Arnelle and Morton and Ms. Hawthorne. Mr. Morton currently serves as chair of the Nominating Committee. The Nominating Committee evaluates the qualifications of the Fund's candidates for Independent Director positions and makes recommendations to the Independent Directors with respect to nominations for Independent Director membership on the Fund's Board. The Nominating Committee considers Independent Director candidates in connection with Board vacancies and newly created Board positions.

   The Nominating Committee will consider nominees for Independent Directors recommended by contract owners. The Board has adopted procedures that a contract owner must follow to properly submit a recommendation to the Nominating Committee. Recommendations must be in a writing submitted to the Fund's Secretary, c/o MetLife Advisers, LLC, 501 Boylston Street, Boston, MA 02116, and must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the contract owner (the "candidate"); (B) the number of units that relate to shares of each Portfolio (and class) of the Fund attributable to any annuity or life insurance contract of the candidate, as reported to such contract owner by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934 (the "Exchange Act"); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with the election of Independent Directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) information regarding the candidate that will be sufficient for the Fund to make a determination as to whether the candidate is or will be an "interested person" of the Fund (as defined in the 1940 Act); (ii) the written and signed consent of the candidate to be named as a nominee and to serve as an Independent Director if elected; (iii) the name of the recommending contract owner as it appears on the books of the relevant Insurance Company separate account; (iv) the number of units that relate to shares of each Portfolio (and class) of the Fund attributable to any annuity or life insurance contract of such recommending contract owner; and (v) a description of all arrangements or understandings between the recommending contract owner and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending contract owner. In addition, the Nominating Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board or to satisfy applicable law. The Nominating Committee accepts recommendations on a continuous basis.

   During 2004, the Audit Committee met three times, each Contract Review Committee met one time and the Governance Committee met one time. In addition, a special Contract Review Committee meeting was held in early 2004. The Nominating Committee did not meet in 2004.

Board Approval of Advisory and Subadvisory Agreements
_____________________________________________________

   In determining to approve the new and existing advisory and subadvisory agreements for the Portfolios, the Board of Directors, including the Independent Directors, did not identify any single factor as determinative but took into account a number of factors. The Directors considered the nature, quality, cost and extent of services performed by the investment adviser, subadvisers and affiliated companies under the advisory and subadvisory agreements. The Directors reviewed information on the investment performance of each Portfolio as well as performance of each Portfolio relative to a peer group of mutual funds and to the performance of an appropriate index or indices. The Directors took into account whether each Portfolio has operated in accordance with its investment objective and each Portfolio's record of compliance with its investment restrictions, tax and reporting requirements. The Directors also considered the investment adviser's and subadvisers' record with respect to regulatory compliance and evaluated the compliance policies and procedures of the investment adviser and subadvisers, including those designed to protect the Portfolios against conflicts of interest and the codes of ethics of the investment adviser and subadvisers.

   The Directors also gave substantial consideration to the fees payable under the advisory and subadvisory agreements. The Directors considered, for each Portfolio, the Portfolio's expense ratio and the expense ratios of a peer group of funds. They also considered the contractual expense limitations and the financial impact on the investment adviser and subadvisers relating to such limitations and the amount and nature of fees paid by the Portfolios. The information on advisory and subadvisory fees and expense ratios, as well as performance data, included both information compiled by the investment adviser and information compiled by an independent data service. For these purposes, the Directors took into account not only the fees paid by the Portfolios, but also so-called "fallout benefits" to the investment adviser or subadviser, such as the engagement of affiliates of the investment adviser or subadviser to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the investment adviser or subadviser by reason of brokerage commissions generated by the securities transactions of the Portfolios. In evaluating each Portfolio's advisory and subadvisory fees, the Directors also took into account the demands, complexity and quality of the advisory services of such Portfolio.

   With respect to the investment adviser, the Directors considered (for the Portfolios other than ZENITH EQUITY and the ASSET ALLOCATION PORTFOLIOS) that the investment adviser is (i) ultimately responsible for the performance of the Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each Portfolio; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that the investment adviser provides a full range of day-to-day administrative services for the Portfolios involving all aspects of the Portfolios' day-to-day operations (other than portfolio management). With respect to ZENITH EQUITY and the ASSET ALLOCATION PORTFOLIOS, the Directors considered the portfolio management services of the investment adviser.

   The Directors also considered the level of the investment adviser's and subadvisers' profits in respect of the management of the Portfolios and the provision of other services to the Portfolios by the investment adviser and subadvisers or their affiliates. They considered the levels of such profits in light of the actual operation of the investment adviser, each subadviser, the Fund and the respective Portfolio, and the fee structure of each Portfolio, including the levels of any breakpoints in the advisory or subadvisory fees.

   Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that the advisory fee structures were consistent with the fiduciary obligations of the investment adviser and the subadvisers.

Directors Fees
______________

   The officers and Directors of the Fund who are affiliates of MetLife Advisers, any subadviser of the Fund or MetLife receive no compensation from the Fund for their services in such capacities, although they may receive compensation from MetLife, MetLife Advisers or any affiliate for services rendered in other capacities.

   Each Director who is not currently an active employee of MetLife or its affiliates also serves as trustee and member of the same committees of Met Series Fund II and for serving in all capacities receives an aggregate retainer fee at the annual rate of $54,000, plus aggregate attendance fees of $5,000 for each Directors' meeting attended, aggregate attendance fees of $2,500 for each committee meeting attended (provided that, if the Governance Committee and the Nominating Committee hold a joint meeting, each attendee receives $2,500 in aggregate for that meeting) and reimbursement for out-of pocket expenses related to such attendance. The chair of the Audit Committee, the Governance Committee and the Nominating Committee and each chair of the Contract Review Committees each receives an aggregate fee of $2,500 for each full calendar year during which he/she serves as such chair. The Lead Independent Director of the Fund, Mr. Garban, who was appointed on February 5, 2004, receives an aggregate annual retainer fee of $5,000. These fees are allocated among the Portfolios and the one portfolio of Met Series Fund II based on a formula that takes into account, among other factors, the net assets of each Portfolio and the portfolio of Met Series Fund II.

   During the fiscal year ended December 31, 2004, the persons listed below who were then Directors of the Fund received the amounts set forth below.

                                     AGGREGATE       TOTAL COMPENSATION
                                    COMPENSATION     FROM THE FUND AND
                                      FROM THE       FUND COMPLEX PAID
            NAME OF DIRECTOR            FUND          TO DIRECTORS (a)
            ----------------        ------------     ------------------
            Linda B. Strumpf        $     85,556(d)   $     88,167
            Steve A. Garban         $     94,443(d)   $    196,258
            H. Jesse Arnelle        $     81,508      $     84,000
            Dean O. Morton (b)      $     20,417      $     40,525
            Michael S. Scott Morton $     87,568(d)   $    190,300
            Arthur G. Typermass     $     76,653(d)   $     79,000
            Toby Rosenblatt (c)     $     81,501(d)   $    168,800
            Nancy Hawthorne         $     83,932(d)   $     86,500
            John T. Ludes           $     81,508(d)   $     84,000

(a) As of December 31, 2004, the Fund and the Fund Complex included Met Series Fund II and the State Street Research Funds. As of January 31, 2005, the State Street Research Funds, which comprised 19 portfolios, were no longer included in the Fund Complex. "Total Compensation from the Fund and Fund Complex Paid to Directors" is for the 12 months ended December 31, 2004.

(b) Retired from the Fund's Board of Directors on April 1, 2004.

(c) Resigned from the Fund's Board of Directors on February 10, 2005.

(d) Does not include compensation of $5,000 that MetLife Advisers paid in lieu of the Fund to each such Director for attending the Fund's Board of Directors meeting held on August 23, 2004.

   The Fund provides no pension or retirement benefits to Directors.

   At March 31, 2005, the officers and Directors of the Fund as a group owned less than 1% of the outstanding shares of the Fund or any Portfolio.

                              ADVISORY ARRANGEMENTS

   Advisory Structure. Pursuant to separate advisory agreements (the "advisory
   __________________
agreements"), MetLife Advisers, LLC ("MetLife Advisers") has agreed to manage the investment and reinvestment of assets of each Portfolio. MetLife Advisers has delegated for each Portfolio (other than ZENITH EQUITY and the ASSET ALLOCATION PORTFOLIOS) certain of these responsibilities, including responsibility for determining what investments such Portfolio should purchase, hold or sell and directing all trading for the Portfolio's account, to subadvisers under subadvisory agreements described below.

   In each case, advisory services are provided subject to the supervision and control of the Fund's Directors. Each advisory agreement also provides that MetLife Advisers will furnish or pay the expenses of the applicable Portfolio for office space, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services.

   MetLife Advisers is a Delaware limited liability company. NELICO owns all of the voting interests in MetLife Advisers. NELICO is a direct wholly-owned subsidiary of MetLife. MetLife is wholly-owned by MetLife, Inc., a public company traded on the New York Stock Exchange. The members of MetLife Advisers include each insurance company the separate accounts of which invest in registered investment companies to which MetLife Advisers serves as investment adviser. Each member's interest in MetLife Advisers entitles the member to share in the profit and loss of MetLife Advisers in proportion to the profit and loss of MetLife Advisers attributable to customers of that insurance company.

   Subject to the supervision of MetLife Advisers, each subadviser, pursuant to separate Sub-Advisory Agreements or Sub-Investment Management Agreements (hereinafter referred to as the "subadvisory agreements"), manages the assets of its Portfolio in accordance with each Portfolio's investment objective and policies, makes investment decisions for each

Portfolio and employs professional advisers and securities analysts who provide research services to that Portfolio. The Portfolios pay no direct fees to any of the subadvisers.

   Metropolitan Life Insurance Company ("MetLife"), subadviser to the Index Portfolios is a wholly owned subsidiary of MetLife, Inc., a publicly owned Delaware corporation.

   BlackRock, subadviser to BLACKROCK AGGRESSIVE GROWTH, BLACKROCK STRATEGIC VALUE, BLACKROCK BOND INCOME, BLACKROCK DIVERSIFIED, BLACKROCK INVESTMENT TRUST, BLACKROCK LEGACY LARGE CAP GROWTH, BLACKROCK LARGE CAP VALUE AND BLACKROCK MONEY MARKET, is a Delaware corporation. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., which has approximately $342 billion of assets under management as of December 31, 2004. BlackRock, Inc. is a majority-owned indirect subsidiary of The PNC Financial Services Group, Inc.

   Harris Associates L.P. ("Harris"), subadviser to HARRIS OAKMARK LARGE CAP VALUE and HARRIS OAKMARK FOCUSED VALUE, is a limited partnership managed by its general partner, Harris Associates Inc. Harris' parent company is IXIS Asset Management North America, L.P. (formerly known as CDC IXIS Asset Management North America, L.P.), which owns, in addition to Harris, 15 asset management and distribution and service entities that managed $167 billion in assets as of September 30, 2004. IXIS Asset Management North America, L.P.'s general partner, IXIS Asset Management US, LLC, is a wholly-owned subsidiary of IXIS Asset Management US Corporation. IXIS Asset Management US Corporation is the sole limited partner of IXIS Asset Management North America L.P. IXIS Asset Management North America, L.P. is a wholly-owned subsidiary of IXIS Asset Management S.A., a French company. IXIS Asset Management S.A. is majority-owned by CDC Finance--CDC IXIS and indirectly owned, through CDC Finance--CDC IXIS, Caisse Nationale des Caisses D'Epargne and CNP Assurances, by Caisse des Depots et Consignations ("CDC"). CDC was created by French Government legislation and currently is supervised by the French Parliament.

   Neuberger Berman Management Inc. ("Neuberger Berman"), subadviser to NEUBERGER BERMAN MID CAP VALUE, along with its predecessor firms and affiliates, have been managing money since 1939 and have specialized in the management of mutual funds since 1950. Neuberger Berman is a wholly owned subsidiary of a publicly owned holding company, Lehman Brothers Holdings Inc.

   T. Rowe Price Associates, Inc. ("T. Rowe Price"), subadviser to T. ROWE PRICE LARGE CAP GROWTH and T. ROWE PRICE SMALL CAP GROWTH, is a Maryland corporation dating back to 1937. T. Rowe Price is a wholly-owned subsidiary of
T. Rowe Price Group, Inc.

   Franklin Advisers, Inc. ("Franklin Advisers"), subadviser to FRANKLIN TEMPLETON SMALL CAP GROWTH, is a California corporation and is a wholly owned subsidiary of Franklin Resources, Inc., a publicly owned company engaged in the financial services industry through its subsidiaries.

   Loomis Sayles, subadviser to LOOMIS SAYLES SMALL CAP, was organized in 1926 and is one of the oldest and largest investment counsel firms in the country. An important feature of the Loomis Sayles investment approach is its emphasis on investment research. Recommendations and reports of the Loomis Sayles research department are circulated throughout the Loomis Sayles organization and are available to the individuals in the Loomis Sayles organization who have been assigned the responsibility for making investment decisions for the Portfolio. Loomis Sayles provides investment advice to numerous other institutional and individual clients. Loomis Sayles is a limited partnership whose general partner, Loomis, Sayles & Company, Inc., is a wholly-owned subsidiary of IXIS Asset Management Holdings, Inc. IXIS Asset Management Holdings, Inc. is a wholly-owned subsidiary of IXIS Asset Management North America, L.P. IXIS Asset Management North America, L.P.'s general partner, IXIS Asset Management US, LLC, is a wholly-owned subsidiary of IXIS Asset Management US Corporation. IXIS Asset Management US Corporation is the sole limited partner of IXIS Asset Management North America L.P. IXIS Asset Management North America, L.P. is a wholly-owned subsidiary of IXIS Asset Management S.A., a French company. IXIS Asset Management S.A. is majority-owned by CDC Finance--CDC IXIS and indirectly owned, through CDC Finance--CDC IXIS, Caisse Nationale des Caisses D'Epargne and CNP Assurances, by Caisse des Depots et Consignations ("CDC"). CDC was created by French Government legislation and currently is supervised by the French Parliament.

   Davis Selected Advisers, L.P. ("Davis Selected"), subadviser to DAVIS VENTURE VALUE, provides investment advisory services for mutual funds and other clients. Davis Investments, LLC, the general partner of Davis Selected, is controlled by Christopher C. Davis, the chairman, director and chief executive officer of Davis Investments, LLC. Davis Selected may also delegate any of its responsibilities to its wholly-owned subsidiary Davis Selected-NY, Inc. ("DSA-NY").

   Salomon Brothers Asset Management Inc ("SBAM") is subadviser to SALOMON BROTHERS U.S. GOVERNMENT and SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES. SBAM was established in 1987 and, together with affiliates in London, Frankfurt, Tokyo and Hong Kong, provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. SBAM's principal address is 399 Park Avenue, New York, New York 10022. It is a wholly owned subsidiary of Citigroup Inc. Citigroup businesses provide a broad range of financial services - asset management, banking and consumer finance, credit and charge cards, insurance investments, investment banking and trading - and use diverse channels to make them available to consumer and corporate customers around the world. In connection with SBAM's service as subadviser to SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES, SBAM's affiliate, Citigroup Asset Management Limited ("CAM Ltd."), whose principal address is Citigroup Centre, Canada Square, London, E14 5LB, England, provides certain advisory services to SBAM with regard to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Portfolio. CAM Ltd. is compensated by SBAM at no additional expense to the Portfolio.

   MFS, subadviser to MFS INVESTORS TRUST and MFS TOTAL RETURN, and its predecessor organizations have a history of money management dating from 1924. MFS is an indirect subsidiary of Sun Life Assurance Company of Canada ("Sun Life").

   Capital Guardian Trust Company ("Capital Guardian"), subadviser to CAPITAL GUARDIAN U.S. EQUITY, is part of a privately owned investment management group with offices in major financial centers throughout the world. Capital Guardian is a wholly-owned subsidiary of Capital Group International, Inc., which itself is a wholly-owned subsidiary of The Capital Group Companies, Inc. Capital Guardian has been providing investment management services since 1968.

   Jennison Associates LLC ("Jennison"), subadviser to JENNISON GROWTH, is a registered investment advisor with the SEC and was founded in 1969 for the purpose of providing investment advice for domestic large capitalization growth equity accounts, primarily for large institutions. The firm has since expanded its investment capabilities to include small cap equity, mid cap (U.S. emerging) growth equity, multi cap (opportunistic) equity, large cap value, blend equity, global equity, balanced and fixed income management. Jennison is a wholly-owned subsidiary of Prudential Investment Management, Inc. ("PIMI"). PIMI is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. Jennison has been a Prudential company since 1985. Jennison is organized under the laws of Delaware as a single member limited liability company.

   Fidelity Management & Research Company ("FMR"), subadviser to FI

INTERNATIONAL STOCK, FI VALUE LEADERS and FI MID CAP OPPORTUNITIES, has entered into a sub-subadvisory agreement with FMR Co., Inc. ("FMRC") pursuant to which FMRC has primary responsibility for choosing investments for each Portfolio. FMR Corp., organized in 1972, is the ultimate parent company of FMR and FMRC The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon the voting common stock. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholder's voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

   OppenheimerFunds, Inc. ("Oppenheimer "), subadviser to OPPENHEIMER GLOBAL EQUITY, is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company, a global, diversified insurance and financial services organization.

Regulatory Matters and Litigation
_________________________________

   FRANKLIN ADVISERS. On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries ("Franklin"), including Franklin Advisers, subadviser to the Franklin Templeton Small Cap Growth Portfolio, claiming violations of the Massachusetts Uniform Securities Act with respect to an alleged arrangement to permit market timing (the "MA Proceeding"). On September 20, 2004, Franklin Resources, Inc. announced that an agreement had been reached by two of its subsidiaries, including Franklin Advisers and Franklin Templeton Alternative Strategies, Inc. ("FTAS"), with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the "State of Massachusetts") related to the MA Proceeding. Under the terms of the settlement consent order issued by the State of Massachusetts, Franklin Advisers and FTAS have consented to the entry of a cease and desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts. The administrative complaint addressed one instance of market timing that was also a subject of the August 2, 2004 settlement that Franklin Advisers reached with the SEC described below.

   On November 19, 2004, Franklin reached a second agreement with the State of Massachusetts regarding an administrative complaint filed on October 25, 2004. The second complaint alleged that Franklin's Form 8-K filing describing the original settlement failed to state the company had admitted the Statements of Fact portion of the settlement order when it stated, "Franklin did not admit or deny engaging in any wrongdoing."

   As a result of the November 19, 2004 settlement with the State of Massachusetts, Franklin filed a new Form 8-K. The terms of the original settlement did not change and there was no monetary fine associated with this second settlement.

   Franklin Advisers and certain of its affiliates have been named in shareholder class actions related to the matter described above that were filed in the United States District Courts in California, Florida, Nevada, New Jersey and New York. These parties, among others, have also been named in a shareholder class action filed in March 2004 in the United States District Court in New Jersey. This lawsuit alleges violations of certain provisions of the federal securities laws and state common law fiduciary obligations in connection with Rule 12b-1 fees and brokerage commissions paid by certain funds affiliated with Franklin. These lawsuits seek damages of unspecified amounts.

   On August 2, 2004, Franklin Resources, Inc. announced that Franklin Advisers had reached a settlement with the SEC that resolved an SEC investigation of market timing activity in certain funds affiliated with Franklin. As part of the settlement, on August 2, 2004, the SEC issued an "Order instituting administrative and cease-and-desist proceedings pursuant to sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and sections 9(b) and 9(f) of the Investment Company Act of 1940, making findings and imposing remedial sanctions and a cease and desist order" (the "August Order"). The SEC's August Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the MA Proceeding described above.

   Under the terms of the SEC's August Order, Franklin Advisers, while neither admitting nor denying any of the findings therein, has agreed to pay $50 million, of which $20 million is a civil penalty.

   In the August Order, the SEC notes that Franklin has generally sought to detect, discourage and prevent market timing in its funds and began to increase its efforts to control market timing in 1999. The August Order also requires Franklin Advisers to, among other things:

  . Enhance and periodically review compliance policies and procedures, and establish a corporate ombudsman; and

  . Establish a new internal position whose responsibilities shall include compliance matters related to conflicts of interests.

   These regulatory proceedings and lawsuits against Franklin Advisers do not involve the Fund, the FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO or trading in Portfolio shares.

   MFS. In February, 2004, MFS, subadviser to MFS Total Return and MFS Investors Trust, reached an agreement with the SEC, the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in fund prospectuses of certain MFS open-end retail funds regarding market timing and related matters. These regulators alleged that prospectus language for certain MFS funds was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that the funds prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market funds. As part of the settlement, the former MFS Chief Executive Officer and the former MFS President reached an agreement with the SEC. (As a result of the settlement, these individuals resigned their director and officer positions with MFS.) Under the terms of the settlements, MFS and the executives neither admitted nor denied wrongdoing.

   As part of the settlement agreement referred to above, a $225 million pool has been established for distribution to shareholders in certain of the MFS funds offered to retail investors, which is subject to the approval by the SEC of a distribution methodology submitted by an independent distribution consultant in consultation with MFS and the Trustees of the applicable MFS funds. MFS has further agreed with the NYAG to reduce its management fees in the aggregate amount of approximately $25 million annually over the next five years (and not increase certain management fees during this period). MFS will also pay an administrative fine to NH in the amount of $1 million. In addition, MFS is in the process of adopting certain governance changes and reviewing its policies and procedures.

   Since December, 2003, MFS, its parent company, Sun Life, certain MFS affiliates and various MFS funds (and certain current and/or former Trustees and officers of these MFS funds) have been named as defendants in multiple lawsuits filed in federal and state courts. The various lawsuits generally allege that some or all of the defendants permitted or acquiesced in market timing and/or late trading in some MFS funds, inadequately disclosed MFS internal policies concerning market timing and received excessive compensation as fiduciaries to the MFS funds. The lawsuits generally seek injunctive relief, including removal of the named Trustees, adviser and distributor, rescission of contracts, disgorgement of fees and profits, monetary damages, compensatory damages, an accounting, restitution, punitive damages, attorney's fees and costs and other equitable and declaratory relief. The defendants are reviewing the allegations of the multiple complaints and will respond appropriately. Additional lawsuits based on similar allegations may be filed in the future.

   These regulatory proceedings and lawsuits against MFS do not involve the Fund, the MFS INVESTORS TRUST PORTFOLIO, the MFS TOTAL RETURN PORTFOLIO or trading in Portfolio shares.

Advisory Fees
_____________

   The Fund pays MetLife Advisers compensation at the annual percentage rates of the corresponding levels of that Portfolio's average daily net asset values, subject to any fee reductions or deferrals as described above in the section entitled "Expense Agreement" under "Expenses" and described below in the section entitled "Advisory Fee Waivers." Each Portfolio allocates and pays advisory fees among its constituent classes based on the aggregate daily net asset values of each such class.

                                                       ANNUAL             AVERAGE DAILY NET
       PORTFOLIO                                  PERCENTAGE RATE         ASSET VALUE LEVELS
       ---------                                  ---------------         ------------------
       BlackRock Aggressive Growth (a)                        .75%        First $500 million
                                                              .70%        Next $500 million
                                                              .65%        Over $1 billion

       BlackRock Strategic Value (a)                          .85%        First $500 million
                                                              .80%        Next $500 million
                                                              .75%        Over $1 billion

       BlackRock Bond Income (b)                              .40%        First $1 billion
                                                              .35%        Next $1 billion
                                                              .30%        Next $1 billion
                                                              .25%        Over $3 billion

       BlackRock Diversified (a)                              .50%        First $500 million
                                                              .45%        Next $500 million
                                                              .40%        Over $1 billion

       BlackRock Investment Trust (a)                         .55%        First $500 million
                                                              .50%        Next $500 million
                                                              .45%        Over $1 billion

                                                      ANNUAL              AVERAGE DAILY NET
PORTFOLIO                                         PERCENTAGE RATE         ASSET VALUE LEVELS
---------                                         ---------------         ------------------
BlackRock Legacy Large Cap Growth (c)                         .73%        First $1 billion
                                                              .65%        Over $1 billion

BlackRock Large Cap Value                                     .70%        First $250 million
                                                              .65%        Next $500 million
                                                              .60%        Over $750 million

BlackRock Money Market (d)                                    .35%        First $1 billion
                                                              .30%        Next $1 billion
                                                              .25%        Over $2 billion

Capital Guardian U.S. Equity                                  .70%        First $200 million
                                                              .65%        Next $300 million
                                                              .60%        Next $1.5 billion
                                                              .55%        Over $2 billion

Davis Venture Value                                           .75%        First $1 billion
                                                              .70%        Over $1 billion

FI International Stock (a) (e)                                .86%        First $500 million
                                                              .80%        Next $500 million
                                                              .75%        Over $1 billion

FI Mid Cap Opportunities (a)                                  .75%        First $100 million
                                                              .70%        Next $400 million
                                                              .65%        Over $500 million

FI Value Leaders (f)                                          .70%        First $200 million
                                                              .65%        Next $300 million
                                                              .60%        Next $1.5 billion
                                                              .55%        Over $2 billion

Franklin Templeton Small Cap Growth                           .90%        First $500 million
                                                              .85%        Over $500 million

Harris Oakmark Focused Value (g)                              .75%        First $1 billion
                                                              .70%        Over $1 billion

Harris Oakmark Large Cap Value (a)                            .75%        First $250 million
                                                              .70%        Over $250 million

Jennison Growth                                               .70%        First $200 million
                                                              .65%        Next $300 million
                                                              .60%        Next $1.5 billion
                                                              .55%        Over $2 billion

Lehman Brothers Aggregate Bond Index (a)                      .25%        All Assets

Loomis Sayles Small Cap (h)                                   .90%        First $500 million
                                                              .85%        Over $500 million

MetLife Aggressive Allocation Portfolio (k)                   .10%        All Assets

MetLife Conservative Allocation Portfolio (k)                 .10%        All Assets

MetLife Conservative to Moderate Allocation Portfolio (k)     .10%        All Assets

MetLife Mid Cap Stock Index (a)                               .25%        All Assets

                                                             ANNUAL       AVERAGE DAILY NET
PORTFOLIO                                              PERCENTAGE RATE    ASSET VALUE LEVELS
---------                                              ---------------    ------------------
MetLife Moderate Allocation Portfolio (k)                       .10%      All Assets

MetLife Moderate to Aggressive Allocation Portfolio (k)         .10%      All Assets

MetLife Stock Index (a)                                         .25%      All Assets

MFS Investors Trust                                             .75%      All Assets

MFS Total Return                                                .50%      All Assets

Morgan Stanley EAFE Index (a)                                   .30%      All Assets

Neuberger Berman Mid Cap Value (a)                              .70%      First $100 million
                                                               .675%      Next $250 million
                                                                .65%      Next $500 million
                                                               .625%      Next $750 million
                                                                .60%      Over $1.6 billion

Oppenheimer Global Equity (a)                                   .90%      First $50 million
                                                                .55%      Next $50 million
                                                                .50%      Next $400 million
                                                               .475%      Over $500 million

Russell 2000 Index (a)                                          .25%      All Assets

Salomon Brothers Strategic Bond Opportunities                   .65%      All Assets

Salomon Brothers U.S. Government                                .55%      All Assets

T. Rowe Price Large Cap Growth (a)(j)                           .65%      First $50 million
                                                                .60%      Over $50 million

T. Rowe Price Small Cap Growth (a)                              .55%      First $100 million
                                                                .50%      Next $300 million
                                                                .45%      Over $400 million

Zenith Equity (i)                                               N/A       N/A

(a) Prior to May 1, 2001, this Portfolio paid advisory fees to MetLife, which was investment adviser to this Portfolio until May 1, 2001.

(b) Prior to January 1, 2000, the advisory fee payable by BLACKROCK BOND INCOME was at the annual rate of 0.40% of the first $400 million of the Portfolio's average daily net assets; 0.35% of the next $300 million of such assets; 0.30% of the next $300 million of such assets; and 0.25% of such assets in excess of $1 billion.

(c) Prior to May 1, 2004, the advisory fee payable by BLACKROCK LEGACY LARGE CAP GROWTH was at the annual rate of 0.75% of the first $1 billion of the Portfolio's average daily net assets and 0.70% of such assets in excess of $1 billion.

(d) Prior to January 1, 2000, the advisory fee payable by BLACKROCK MONEY MARKET was at the annual rate of 0.35% of the first $500 million of the Portfolio's average daily net assets; 0.30% of the next $500 million of such assets; and 0.25% of such assets in excess of $1 billion.

(e) Prior to January 24, 2000, the advisory fee payable by FI INTERNATIONAL STOCK was at the annual rate of 0.75% of the first $500 million; 0.70% for the next $500 million; and 0.65% of such assets in excess of $1 billion. For the period

     January 24, 2000 to December 16, 2003, the advisory fee was at the annual rate of 0.90% of the first $500 million; 0.85% for the next $500 million; and 0.80% of such assets in excess of $1 billion.

(f) Prior to May 1, 2002, the advisory fee payable by FI VALUE LEADERS was at the annual rate of 0.70% of the first $200 million of the Portfolio's average daily net assets, 0.65% of the next $1.3 billion of such assets; and 0.60% of such assets in excess of $1.5 billion.

(g) Prior to May 1, 1998, the advisory fee payable by HARRIS OAKMARK FOCUSED VALUE was at the annual rate of 0.70% of the first $200 million of the Portfolio's average daily net assets; 0.65% of the next $300 million of such assets; and 0.60% of such assets in excess of $500 million. For the period May 1, 1998 to April 5, 2003, the advisory fee was at the annual rate of 0.75% of the Portfolio's average daily net assets.

(h) Prior to January 1, 2000, the advisory fee payable by LOOMIS SAYLES SMALL CAP was at the annual rate of 1.00% of the Portfolio's average daily net assets.

(i) Since May 1, 2002, there has been no advisory fee payable directly by the Portfolio. ZENITH EQUITY bears its share of the advisory fees of CAPITAL GUARDIAN U.S. EQUITY, FI VALUE LEADERS and JENNISON GROWTH through its investment in these underlying Portfolios. From May 1, 2001 to April 30, 2002, the advisory fee payable by ZENITH EQUITY was at the annual rate of 0.70% of the first $200 million of the Portfolio's average daily net assets, 0.65% of the next $300 million of such assets, 0.60% of the next $1.5 billion of such assets and 0.55% of such assets in excess of $2 billion. Prior to May 1, 2001, Capital Growth Management Limited Partnership ("CGM") was the adviser to the Portfolio. From June 18, 1998 to April 30, 2001, the advisory fee payable by the Portfolio was at the same rate. Prior to June 18, 1998, the advisory fee payable by the Portfolio was at the annual rate of 0.70% of the first $200 million of the Portfolio's average daily net assets; 0.65% of the next $300 million of such assets; and 0.60% of such assets in excess of $500 million.

(j) Prior to August 5, 2004, the advisory fee rate for T. ROWE PRICE LARGE CAP GROWTH was at the annual rate of 0.70% of the first $50 million of the Portfolio's average daily net assets and 0.60% of such assets over $50 million.

(k) In addition to the advisory fees set out above for each ASSET ALLOCATION PORTFOLIO, MetLife Advisers receives advisory fees as investment adviser to the Underlying Portfolios of the Fund in which an ASSET ALLOCATION PORTFOLIO invests.

Advisory Fee Waivers
____________________

   Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2005 to April 30, 2006, to reduce its advisory fees set out above under "Advisory Fees" for each class of the Portfolios listed below as follows:

                                       ANNUAL PERCENTAGE    AVERAGE DAILY NET
  PORTFOLIO                             RATE REDUCTION      ASSET VALUE LEVELS
  ---------                            -----------------   --------------------
  BlackRock Bond Income                                    Over $1 billion and
                                                 0.025%    less than $2 billion

  BlackRock Money Market                         0.005%    First $500 million

                                                 0.015%    Next $500 million

  Loomis Sayles Small Cap                         0.05%    All Assets

  Lehman Brothers Aggregate Bond Index           0.006%    All Assets

  MetLife Mid Cap Stock Index                    0.007%    All Assets

  MetLife Stock Index                            0.007%    All Assets

  Morgan Stanley EAFE Index                      0.007%    All Assets

  Russell 2000 Index                             0.007%    All Assets

  T. Rowe Price Large Cap Growth                 0.015%    First $50 million

   Effective February 17, 2005, T. Rowe Price has agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Fund and MIST in the aggregate exceed $750,000,000, (ii) T. Rowe Price subadvises three or more portfolios of the Fund and MIST in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio. (T. Rowe Price currently subadvises two portfolios of the Fund, T. ROWE PRICE LARGE CAP and T. ROWE PRICE SMALL CAP, and one portfolio of MIST.) If these conditions are met, T. Rowe Price will waive its subadvisory fee by 5% for combined Fund and MIST average daily net assets over $750,000,000, 7.5% for the next $1,500,000,000 of combined assets, and 10% for amounts over $3,000,000,000. Any amounts waived pursuant to this subadvisory fee waiver will be allocated among the Fund and MIST portfolios in proportion to such portfolios' net assets. MetLife Advisers has voluntarily agreed to reduce its advisory fee for T. ROWE PRICE LARGE CAP and T. ROWE PRICE SMALL CAP by the amount waived (if any) by T. Rowe Price for the relevant Portfolio pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and MetLife Advisers at any time.

Subadvisory Fees
________________

   MetLife Advisers pays each subadviser at the following rates for providing subadvisory services to the following Portfolios:

                                              ANNUAL
                                      PERCENTAGE RATE PAID BY
                                      METLIFE ADVISERS (D) TO   AVERAGE DAILY NET
PORTFOLIO                                 THE SUBADVISERS       ASSET VALUE LEVELS
---------                             -----------------------   ------------------
BlackRock Aggressive Growth (a)                        .45%     First $500 million
                                                       .35%     Next $500 million
                                                       .30%     Next $1.5 billion
                                                       .25%     Over $2.5 billion

BlackRock Bond Income (h)                              .20%     First $250 million
                                                       .15%     Next $750 million
                                                       .10%     Over $1 billion

BlackRock Diversified (a)                              .35%     First $250 million
                                                       .30%     Next $250 million
                                                       .25%     Over $500 million

BlackRock Investment Trust (a)                         .40%     First $250 million
                                                       .35%     Next $250 million
                                                       .30%     Next $1.5 billion
                                                       .25%     Over $2 billion

BlackRock Legacy Large Cap Growth (b)                  .40%     First $300 million
                                                       .35%     Next $700 million
                                                       .30%     Over $1 billion

BlackRock Large Cap Value                              .45%     First $100 million
                                                       .40%     Next $150 million
                                                       .35%     Next $250 million
                                                       .30%     Next $1.5 billion
                                                       .25%     Over $2 billion

BlackRock Money Market (i)                             .08%     First $500 million
                                                       .07%     Next $500 million
                                                       .06%     Over $1 billion

BlackRock Strategic Value (a)                          .55%     First $250 million
                                                       .50%     Next $250 million
                                                       .45%     Next $250 million
                                                       .40%     Over $750 million

                                              ANNUAL
                                      PERCENTAGE RATE PAID BY
                                      METLIFE ADVISERS (d) TO   AVERAGE DAILY NET
PORTFOLIO                                 THE SUBADVISERS       ASSET VALUE LEVELS
---------                             -----------------------   ------------------
Capital Guardian U.S. Equity                           .45%     First $100 million
                                                       .40%     Next $400 million
                                                       .35%     Next $500 million
                                                       .30%     Over $1 billion

Davis Venture Value                                    .45%     First $100 million
                                                       .40%     Next $400 million
                                                       .35%     Over $500 million

FI International Stock (a) (c)                         .55%     First $250 million
                                                       .45%     Next $250 million
                                                       .40%     Over $500 million

FI Mid Cap Opportunities (a) (g)                       .50%     First $250 million
                                                       .45%     Next $250 million
                                                       .40%     Next $500 million
                                                       .35%     Over $1 billion

FI Value Leaders (d)                                   .50%     First $250 million
                                                       .40%     Next $500 million
                                                       .35%     Over $750 million

Franklin Templeton Small Cap Growth                    .60%     First $200 million
                                                       .52%     Next $300 million
                                                       .50%     Over $500 million

Harris Oakmark Focused Value (e)                       .45%     First $100 million
                                                       .40%     Next $400 million
                                                       .35%     Over $500 million

Harris Oakmark Large Cap Value (a)                     .45%     First $100 million
                                                       .40%     Next $400 million
                                                       .35%     Over $500 million

Jennison Growth                                        .45%     First $100 million
                                                       .40%     Next $400 million
                                                       .35%     Next $500 million
                                                       .30%     Over $1 billion

Lehman Brothers Aggregate Bond Index (a)                 *

Loomis Sayles Small Cap                                .55%     First $25 million
                                                       .50%     Next $75 million
                                                       .45%     Next $100 million
                                                       .40%     Over $200 million

MetLife Aggressive Allocation Portfolio                 N/A     N/A

MetLife Conservative Allocation Portfolio               N/A     N/A

MetLife Conservative to Moderate Allocation
  Portfolio                                             N/A     N/A

MetLife Mid Cap Stock Index (a)                          *

                                                     ANNUAL
                                            PERCENTAGE RATE PAID BY
                                            METLIFE ADVISERS (d) TO    AVERAGE DAILY NET
PORTFOLIO                                       THE SUBADVISERS       ASSET VALUE LEVELS
---------                                    -----------------------  ------------------
MetLife Moderate Allocation Portfolio                   N/A             N/A

MetLife Moderate to Aggressive Allocation
  Portfolio                                             N/A             N/A

MetLife Stock Index (a)                                   *

MFS Investors Trust                                     .40%            First $150 million
                                                       .375%            Next $150 million
                                                       .350%            Over $300 million

MFS Total Return                                        .25%            First $50 million
                                                        .20%            Over $50 million

Morgan Stanley EAFE Index (a)                             *

Neuberger Berman Mid Cap Value (a)                      .45%            First $250 million
                                                        .40%            Next $750 million
                                                        .35%            Over $1 billion

Oppenheimer Global Equity (a) (i)                       .50%            First $50 million
                                                        .40%            Next $250 million
                                                        .34%            Next $250 million
                                                        .30%            Next $500 million
                                                       .275%            Over $1.05 billion

Russell 2000 Index (a)                                    *

Salomon Brothers Strategic Bond Opportunities           .35%            First $50 million
                                                        .30%            Next $150 million
                                                        .25%            Next $300 million
                                                        .20%            Over $500 million

Salomon Brothers U.S. Government                       .225%            First $200 million
                                                       .150%            Next $300 million
                                                       .100%            Over $500 million

T. Rowe Price Large Cap Growth (a) (j)                  .40%            First $250 million
                                                       .375%            Next $250 million
                                                        .35%            Over $500 million

T. Rowe Price Small Cap Growth (a)                      .35%            First $100 million
                                                        .30%            Next $300 million
                                                        .25%            Over $400 million

Zenith Equity (f)                                       N/A             N/A

* MetLife Advisers pays MetLife a subadviser fee for each Index Portfolio equal to the costs incurred by MetLife in providing subadviser services to the Portfolio.

(a) Prior to May 1, 2001, MetLife paid subadvisory fees for this Portfolio. MetLife was investment adviser to this Portfolio until May 1, 2001.

(b) Prior to May 1, 2004, the subadviser to BLACKROCK LEGACY LARGE CAP GROWTH was Fred Alger Management, Inc., and the subadvisory fee rate payable by MetLife Advisers was at the annual rate of 0.45% of the first $100 million of the

    Portfolio's average daily net assets, 0.40% of the next $400 million of such assets, and 0.35% of such assets in excess of $500 million.

(c) Prior to December 16, 2003, the subadviser to FI INTERNATIONAL STOCK was Putnam Investment Management, LLC and the subadvisory fee rate payable for the Portfolio was at the annual rate of 0.65% of the first $150 million of the Portfolio's average daily net assets; 0.55% of the next $150 million; and 0.45% of such assets in excess of $300 million. Prior to January 24, 2000, the subadviser to the Portfolio was Santander International Advisors, Inc. and the subadvisory fee rate payable for the Portfolio was at the annual rate of 0.55% of the first $500 million; 0.50% for the next $500 million; and 0.45% of such assets in excess of $1 billion.

(d) FMR (or an affiliate) has also agreed to make payments to MetLife (or its affiliates) to support the expenses of marketing and shareholder support servicing of the Portfolio. Prior to May 1, 2002, the subadviser to FI VALUE LEADERS was Westpeak Investment Advisors, L.P., and the subadvisory fee was 0.50% of the first $25 million of the Portfolio average daily net assets, 0.40% of the next $75 million of such assets, 0.35% of the next $100 million of such assets and 0.30% of such assets in excess of $200 million.

(e) From May 1, 1998 to April 30, 2000, the subadviser to HARRIS OAKMARK FOCUSED VALUE was Goldman Sachs Asset Management. Prior to May 1, 1998, the subadviser of the Portfolio was Loomis Sayles, and the subadvisory fee rate payable by MetLife Advisers was at the annual rate of 0.50% of the first $25 million of the Portfolio's average daily net assets, 0.40% of the next $75 million of such assets, 0.35% of the next $100 million of such assets, and 0.30% of such assets in excess of $200 million.

(f) Since May 1, 2002, ZENITH EQUITY has been managed directly by MetLife Advisers and there has been no subadviser to the Portfolio. From May 1, 2001 to April 30, 2002, the subadviser to ZENITH EQUITY was CGM, and the subadvisory fee payable for the Portfolio was at the annual rate of 0.45% of the first $100 million of the Portfolio's average daily net assets, 0.40% of the next $400 million of such assets, 0.35% of the next $500 million of such assets, and 0.30% of such assets in excess of $1 billion. Prior to May 1, 2001, ZENITH EQUITY had no subadviser and was managed directly by CGM as adviser.

(g) Prior to May 1, 2004, the subadviser to FI MID CAP OPPORTUNITIES was Janus Capital Management, LLC and the subadvisory fee rate payable for the Portfolio was at the annual rate of 0.50% of the first $250 million of the Portfolio's average daily net assets; 0.45% of the next $500 million; 0.40% of the next $750 million; and 0.35% of such assets over $1.5 billion.

(h) Prior to February 3, 2005, the subadvisory fee rate for BLACKROCK BOND INCOME was at the annual rate of 0.20% of the first $250 million of the Portfolio's average daily net assets and 0.15% of such assets over $250 million.

(i) Prior to May 1, 2005, the subadvisory fee rate for BLACKROCK MONEY MARKET was at the annual rate of 0.15% of the first $100 million of the Portfolio's average daily net assets and 0.075% of such assets over $100 million.

(j) Prior to February 3, 2005, the subadvisory fee rate for T. ROWE PRICE LARGE CAP GROWTH was at the annual rate of 0.40% of the first $500 million of the Portfolio's average daily net assets and 0.35% of such assets over $500 million. Prior to August 5, 2004, the subadvisory fee rate for Portfolio was at the annual rate of 0.50% of the first $50 million of the Portfolio's average daily net assets and 0.40% of such assets over $50 million.

(i) Prior to May 1, 2005, the subadviser to OPPENHEIMER GLOBAL EQUITY was Deutsche Investment Management Americas Inc. and the subadvisory fee rate payable for the Portfolio was at the annual rate of 0.70% of the first $20 million of the Portfolio's average daily net assets; 0.35% of the next $50 million; 0.30% of the next $400 million; and 0.275% of such assets over $500 million.

   In connection with SBAM's service as subadviser to SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES, SBAM's London based affiliate, CAM Ltd. serves as subadviser to SBAM relating to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Portfolio. For these services, SBAM has agreed to pay CAM Ltd. one-third of the compensation that SBAM receives for serving as subadviser to the Portfolio.

   In connection with Davis Selected's service as subadviser to DAVIS VENTURE VALUE, Davis Selected may delegate any and all responsibilities to its New York based subsidiary, DSA-NY. As compensation to DSA-NY, Davis Selected will compensate DSA-NY for all reasonable direct and indirect costs associated with DSA-NY's performance of services provided to Davis Selected.

   In connection with FMR's service as subadviser to FI INTERNATIONAL STOCK, FI VALUE LEADERS and FI MID CAP OPPORTUNITIES, FMR has delegated to FMRC primary responsibility for choosing investments for the Portfolios pursuant to a sub-subadvisory agreement which requires FMRC to manage the investment and reinvestment of the assets of the Portfolios, subject to the supervision of FMR. FMR compensates FMRC at a monthly rate equal to 50% of the subadvisory fee that MetLife Advisers pays to FMR under the subadvisory agreement in respect of that portion of the Portfolios' assets managed by FMRC during such month. The Fund pays no fee to FMRC under the sub-subadvisory agreement.

   For the fiscal years ended December 31, 2002, and 2003, and 2004, each Portfolio paid the following amounts in advisory fees to MetLife Advisers. No information is provided for the ASSET ALLOCATION PORTFOLIOS, which began operations on May 1, 2005.

                                                AMOUNT PAID TO METLIFE ADVISERS OR METLIFE
                                                -------------------------------------------
PORTFOLIO                                           2002            2003           2004
---------                                       ------------    ------------   ------------
BlackRock Aggressive Growth                     $  6,146,514    $  5,836,591   $  6,727,459
BlackRock Bond Income                           $  3,086,918    $  4,082,181   $  4,028,376
BlackRock Diversified                           $  8,730,261    $  7,982,182   $  8,551,135
BlackRock Investment Trust                      $  9,554,506    $  8,408,511   $  9,280,121
BlackRock Large Cap Value                       $     30,894(a) $    255,461   $    582,621
BlackRock Legacy Large Cap Growth               $  4,584,842    $  3,832,839   $  4,181,373
BlackRock Money Market                          $  1,214,856    $  2,292,997   $  2,014,603
BlackRock Strategic Value                       $  3,248,261    $  4,255,375   $  7,085,611
Capital Guardian U.S. Equity                    $  1,516,336(a) $  2,258,386   $  2,664,106
Davis Venture Value                             $  6,661,085    $  8,511,064   $ 14,953,170
FI International Stock                          $  2,863,295    $  2,874,963   $  3,332,607
FI Mid Cap Opportunities                        $  5,650,440    $  5,370,713   $  6,357,009
FI Value Leaders                                $  3,107,520    $  3,427,742   $  3,745,210
Franklin Templeton Small Cap Growth             $    165,863    $    327,179   $    621,214
Harris Oakmark Focused Value                    $  4,106,122    $  6,780,786   $ 11,142,455
Harris Oakmark Large Cap Value                  $  1,863,462    $  2,273,216   $  3,306,121
Jennison Growth                                 $  1,576,283(a) $  2,976,069   $  4,687,248
Lehman Brothers Aggregate Bond Index            $    842,197    $  1,485,428   $  1,973,303
Loomis Sayles Small Cap                         $  3,149,457    $  2,937,874   $  3,480,201
MetLife Mid Cap Stock Index                     $    312,945    $    462,683   $    726,464
MetLife Stock Index                             $  8,068,926    $  8,732,170   $ 11,328,304
MFS Investors Trust                             $    216,486    $    445,734   $    870,010
MFS Total Return                                $    742,233    $    782,221   $  1,697,055
Morgan Stanley EAFE Index                       $    366,564    $    534,872   $    902,258
Neuberger Berman Mid Cap Value                  $  1,183,008    $  1,425,964   $  2,424,514
Oppenheimer Global Equity                       $  1,047,489    $  1,019,544   $  1,192,125
Russell 2000 Index                              $    377,713    $    512,787   $    831,185
Salomon Brothers Strategic Bond Opportunities   $    833,573    $  1,269,439   $  1,951,356
Salomon Brothers U.S. Government                $    915,362    $  1,516,747   $  1,525,319
T. Rowe Price Large Cap Growth                  $    942,239    $    961,810   $  1,398,412
T. Rowe Price Small Cap Growth                  $  1,294,717    $  1,300,675   $  1,661,490
Zenith Equity (b)                               $  2,675,372             N/A          N/A

(a) For the period May 1, 2002 through December 31, 2002.

(b) After May 1, 2002, MetLife Advisers serves as investment adviser to ZENITH EQUITY but receives no compensation for such services. The amount shown for 2002 reflects advisory fees paid by ZENITH EQUITY for the period January 1, 2002 through April 30, 2002.

   For the fiscal years ended December 31, 2002, and 2003, and 2004, MetLife Advisers paid the following amounts in subadvisory fees with respect to the following Portfolios:

                                                   AMOUNT PAID BY METLIFE ADVISERS OR
                                                         METLIFE(a) TO SUBADVISERS
                                                -------------------------------------------
PORTFOLIO                                           2002           2003             2004
---------                                       ------------    ------------    -----------
BlackRock Aggressive Growth                     $  3,447,014    $  3,293,296   $  3,738,729
BlackRock Bond Income                           $  1,283,403    $  1,660,227   $  1,637,603
BlackRock Diversified                           $  5,362,663    $  4,895,114   $  5,250,710
BlackRock Investment Trust                      $  6,181,740    $  5,480,674   $  6,061,732
BlackRock Large Cap Value                       $     19,860(a) $    164,225   $    374,071
BlackRock Legacy Large Cap Growth               $  2,436,979    $  2,081,361   $  2,185,832
BlackRock Money Market                          $    335,326    $    566,356   $    506,700
BlackRock Strategic Value                       $  2,035,743    $  2,617,075   $  4,167,782
Capital Guardian U.S. Equity                    $    925,385(a) $  1,378,238   $  1,627,509
Davis Venture Value                             $  3,408,506    $  4,312,237   $  7,526,584
FI International Stock                          $  1,874,629    $  1,871,173   $  1,993,807
FI Mid Cap Opportunities                        $  3,874,590    $  3,609,358   $  4,142,456
FI Value Leaders                                $  1,992,530    $  2,304,837   $  2,513,474
Franklin Templeton Small Cap Growth             $    110,576    $    218,119   $    414,142
Harris Oakmark Focused Value                    $  2,210,558    $  3,476,786   $  5,621,228
Harris Oakmark Large Cap Value                  $  1,046,012    $  1,277,842   $  1,866,869
Jennison Growth                                 $    962,275(a) $  1,817,705   $  2,830,062
Lehman Brothers Aggregate Bond Index            $    117,908    $    178,251   $    189,437
Loomis Sayles Small Cap                         $  1,562,260    $  1,468,221   $  1,709,255
MetLife Mid Cap Stock Index                     $     43,812    $     55,522   $     66,834
MetLife Stock Index                             $  1,129,650    $  1,047,861   $  1,042,204
MFS Investors Trust                             $    115,459    $    237,725   $    464,006
MFS Total Return                                $    321,894    $    337,888   $    703,823
Morgan Stanley EAFE Index                       $     42,766    $     53,488   $     69,173
Neuberger Berman Mid Cap Value                  $    772,004    $    932,960   $  1,550,479
Oppenheimer Global Equity                       $    718,493    $    701,727   $    805,275
Russell 2000 Index                              $     52,880    $     61,534   $     76,469
Salomon Brothers Strategic Bond Opportunities   $    409,726    $    606,314   $    875,522
Salomon Brothers U.S. Government                $    368,410    $    563,659   $    565,996
T. Rowe Price Large Cap Growth                  $    644,825    $    657,874   $    935,371
T. Rowe Price Small Cap Growth                  $    796,830    $    800,405   $  1,016,894
Zenith Equity (b)                               $  1,543,166             N/A            N/A

(a) For the period May 1, 2002 through December 31, 2002.

(b) For the period January 1, 2002 through April 30, 2002, CGM served as subadviser to the Portfolio. After May 1, 2002, there was no subadviser to the Portfolio.

Advisory Agreements and Subadvisory Agreements

   Each advisory and subadvisory agreement provides that it will continue in effect after two years from the date of its execution only if it is approved at least annually thereafter (i) by the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the applicable Portfolio, and (ii) by vote of a majority of those directors who are not interested persons of the Fund or the applicable Portfolio's investment adviser or subadviser, cast in person at a meeting called for the purpose of voting on such approval.

   If required by law, subject to the SEC exemption obtained by MetLife Advisers and the Fund, any amendment to any advisory or subadvisory agreement or any such new agreement must be approved by vote of a majority of the outstanding voting securities of the applicable Portfolio and by vote of a majority of the Directors who are not interested persons of (i) the Fund or
(ii) the applicable Portfolio's investment adviser or subadviser.

   Each agreement may be terminated without penalty by the Directors or by the shareholders of the applicable Portfolio, upon sixty days' written notice, or by the applicable Portfolio's investment adviser, upon ninety or sixty days' written notice, and each terminates automatically in the event of its "assignment" as defined in the 1940 Act. In addition, each subadvisory agreement may be terminated without penalty upon either ninety or sixty days' written notice by the relevant subadviser.

   Each advisory agreement provides that MetLife Advisers shall pay the organization costs of the Fund relating to the Portfolio and the expenses of the Fund relating to maintaining the staff and personnel, and providing the equipment, office space and facilities, necessary to perform its obligations under the advisory agreement. The Fund assumes and shall pay (or cause to be paid) all other Fund expenses.

   For BLACKROCK BOND INCOME, BLACKROCK LEGACY LARGE CAP GROWTH, BLACKROCK MONEY MARKET, CAPITAL GUARDIAN U.S. EQUITY, DAVIS VENTURE VALUE, FI VALUE LEADERS, HARRIS OAKMARK FOCUSED VALUE, JENNISON GROWTH, LOOMIS SAYLES SMALL CAP, MFS INVESTORS TRUST, MFS TOTAL RETURN, SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES, SALOMON BROTHERS U.S. GOVERNMENT and ZENITH EQUITY, the former series of the New England Zenith Fund (collectively, the "Zenith Portfolios"), as well as BLACKROCK AGGRESSIVE GROWTH, BLACKROCK DIVERSIFIED, BLACKROCK INVESTMENT TRUST, BLACKROCK LARGE CAP VALUE AND BLACKROCK STRATEGIC VALUE (together with BLACKROCK BOND INCOME, BLACKROCK LEGACY LARGE CAP GROWTH and BLACKROCK MONEY MARKET, the "BlackRock Portfolios") and each ASSET ALLOCATION PORTFOLIO, each advisory agreement provides that if the total ordinary business expenses of a particular Portfolio for any fiscal year exceed the lowest applicable limitations (based on a percentage of average net assets or income) prescribed by any state in which shares of that Portfolio are qualified for sale, MetLife Advisers shall pay such excess. Each advisory agreement for the Zenith Portfolios, the BlackRock Portfolios and THE ASSET ALLOCATION PORTFOLIOS provides, however, that the advisory fee shall not be reduced nor shall any of such expenses be paid to an extent or under circumstances which might result in the inability of any Portfolio or of the Fund, taken as a whole, to qualify as a regulated investment company under the Internal Revenue Code. The term "expenses" for this purpose excludes brokerage commissions, taxes, interest and extraordinary expenses.

   Each subadvisory agreement provides that the relevant subadviser shall not be subject to any liability in connection with the performance of its portfolio management services thereunder in the absence of willful misfeasance, bad faith, gross negligence, reckless disregard of its obligations and duties or violations of any applicable law. The advisory agreements for all Portfolios, other than the Zenith Portfolios, the BlackRock Portfolios and the ASSET ALLOCATION PORTFOLIOS, provide that MetLife Advisers shall not be liable in connection with the performance of its administrative services in the absence of any willful or negligent act or omission. The advisory agreements for the Zenith Portfolios, the BlackRock Portfolios and the ASSET ALLOCATION PORTFOLIOS provide that MetLife Advisers shall not be liable in connection with its administrative services in the absence of willful misfeasance, bad faith or gross negligence.

   Certain officers and employees of subadvisers have responsibility for portfolio management of other advisory accounts and clients (including other Portfolios of the Fund and other registered investment companies, and accounts of affiliates) that may invest in securities in which the respective Portfolio may invest. Where the subadviser determines that an investment purchase or sale opportunity is appropriate and desirable for more than one advisory account, purchase and sale orders may be executed separately or may be combined and, to the extent practicable, allocated to the participating accounts.

   It is each subadviser's policy to allocate, to the extent practicable, investment opportunities to each client over a period of time on a fair and equitable basis relative to its other clients.

   It is believed that the ability of a Portfolio to participate in larger volume transactions in this manner will in some cases produce better executions for the Portfolio. However, in some cases, this procedure could have a detrimental effect on the price and amount of a security available to a Portfolio or the price at which a security may be sold. The Directors of the Fund are of the view that the benefits to the respective Portfolio of retaining each subadviser outweigh the disadvantages, if any, that might result from participating in such transactions.

Proxy Voting Policies
_____________________

   The Board of Directors and MetLife Advisers have delegated to each subadviser who invests in voting securities on behalf of a Portfolio the responsibility for voting the proxies relating to securities held by such Portfolio investing in voting securities as part of each such subadviser's general management of Portfolio assets, subject to the continuing oversight of the Board and MetLife Advisers. The Fund believes that each subadviser, which purchases and sells securities for its respective Portfolio(s) and analyzes the performance of a Portfolio's securities, is in the best position and has the information necessary to vote proxies in the best interest of a Portfolio and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on the one hand, and the interests of the adviser, subadviser or any other affiliated person of the Fund, on the other hand. Information about the proxy voting policies and procedures of each subadviser who invests in voting securities is attached in Appendix B to this SAI.

   MetLife Advisers votes proxies relating to shares of an Underlying Portfolio held by ZENITH EQUITY or an ASSET ALLOCATION PORTFOLIO in the same proportion as the vote of the other contract owners of the Underlying Portfolio with respect to a particular proposal.

   Information on how proxies relating to the Portfolios' voting securities were voted by MetLife Advisers or the subadvisers during the most recent 12-month period ended June 30th is available, upon request and without charge, by calling (800) 638-7732 or on the SEC's website at http://www.sec.gov.

                               PORTFOLIO MANAGERS

The subadvisers have provided the Fund with the following information regarding each Portfolio's portfolio managers identified in the Fund's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2004 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the subadvisers have provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The subadvisers have also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2004. As of December 31, 2004, no portfolio manager identified in the Prospectus beneficially owned equity securities of any Portfolio for which he or she serves as portfolio manager.

DAVIS VENTURE VALUE PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                  ACCOUNTS WITH RESPECT TO WHICH THE
                                                                     ADVISORY FEE IS BASED ON THE
                                  OTHER ACCOUNTS MANAGED              PERFORMANCE OF THE ACCOUNT
                          --------------------------------------- ----------------------------------
                                       NUMBER OF  TOTAL ASSETS IN  NUMBER OF      TOTAL ASSETS IN
                          CATEGORY OF ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN       ACCOUNTS IN
NAME OF PORTFOLIO MANAGER   ACCOUNT    CATEGORY    CATEGORY (1)    CATEGORY          CATEGORY
------------------------- ----------- ----------- --------------- -----------     ---------------
    Christopher Davis     Registered        23     $ 42 billion        0                N/A
                          investment
                          companies

                          Other              6     $717 million        0                N/A
                          pooled
                          investment
                          vehicles

                          Other         30,000(2)  $8.6 billion        0                N/A
                          accounts

    Kenneth Feinberg      Registered        21     $ 42 billion        0                N/A
                          investment
                          companies

                          Other              6     $717 million        0                N/A
                          pooled
                          investment
                          vehicles

                          Other         30,000(2)  $8.6 billion        0                N/A
                          accounts

(1) Figures for "Total Assets in Accounts" in each category are approximate as of December 31, 2004.

(2) Number of other accounts is approximate and includes managed money/wrap accounts with investment minimums of only $100,000.

MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one portfolio or other account. More specifically, portfolio managers who manage multiple portfolios and /or other accounts are presented with the following potential conflicts:

  . The management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Davis Selected seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the portfolios.

  . If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one portfolio or other account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and other accounts. To deal with these situations, Davis Selected has adopted procedures for allocating portfolio transactions across multiple accounts.

  . With respect to securities transactions for the portfolios, Davis Selected determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Davis Selected may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Davis Selected may place separate, non-simultaneous transactions for a portfolio and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the other account.

  . Finally, substantial investment of Davis Selected or Davis family assets in certain mutual funds may lead to conflicts of interest. To mitigate these potential conflicts of interest, Davis Selected has adopted policies and procedures intended to ensure that all clients are treated fairly over time. Davis Selected does not receive an incentive-based fee on any account.

COMPENSATION

Kenneth Feinberg's compensation as a Davis Selected employee consists of (i) a base salary, (ii) an annual bonus equal to a percentage of growth in Davis Selected's profits, (iii) awards of equity ("Units") in Davis Selected including Units, options on Units, and/or phantom Units, and (iv) an incentive plan whereby Davis Selected purchases shares in selected funds managed by Davis Selected. At the end of specified periods, generally five years following the date of purchase, some, all, or none of the fund shares will be registered in the employee's name based on fund performance, after expenses on a pre-tax basis, versus the S&P 500 Index, and versus peer groups as defined by Morningstar or Lipper.

Christopher Davis's annual compensation as an employee and general partner of Davis Selected consists of a base salary.

Davis Selected's portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO AND T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                              ACCOUNTS WITH RESPECT TO
                                                                              WHICH THE ADVISORY FEE IS
                                                                             BASED ON THE PERFORMANCE OF
                                      OTHER ACCOUNTS MANAGED                         THE ACCOUNT
                      ------------------------------------------------------ ---------------------------
  NAME OF PORTFOLIO                                          TOTAL ASSETS IN  NUMBER OF  TOTAL ASSETS IN
MANAGER AND PORTFOLIO                     NUMBER OF ACCOUNTS    ACCOUNTS     ACCOUNTS IN   ACCOUNTS IN
       MANAGED        CATEGORY OF ACCOUNT    IN CATEGORY       IN CATEGORY    CATEGORY      CATEGORY
--------------------- ------------------- ------------------ --------------- ----------- ---------------

Robert W. Smith,        Registered                       11  $11,443,143,041          0            N/A
                        investment
T. Rowe Price Large     companies
Cap Growth Portfolio
                        Other pooled                      3  $    92,986,353          0            N/A
                        investment
                        vehicles

                        Other accounts                    4  $   235,425,274          0            N/A

Paul W. Wojcik,         Registered                        3  $   454,479,891          0            N/A
                        investment
T. Rowe Price Small     companies
Cap Growth Portfolio
                        Other pooled                      0              N/A          0            N/A
                        investment
                        vehicles

                        Other accounts                    1  $    42,418,803          0            N/A

MATERIAL CONFLICTS OF INTEREST

T. Rowe Price is not aware of any material conflicts of interest that may arise in connection with the portfolio managers' management of the Portfolios and the investments of the other accounts included in the table above.

Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not for another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed below, portfolio managers' compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

T. Rowe Price has developed written trade allocation guidelines for its Trading Desks. Generally, when the amount of securities available in a public offering or the secondary markets is insufficient to satisfy the volume or price requirements for the participating client portfolios, the guidelines require a pro rata allocation based upon the relative sizes of the participating client portfolio or the relative sizes of the participating client orders depending upon the market involved. In allocating trades made on a combined basis, the trading desks seek to achieve the same net unit price of the securities for each participating client. Because a pro rata allocation may not always adequately accommodate all facts and circumstances, the guidelines provide for exceptions to allocate trades on an adjusted basis. For example, adjustments may be made: (i) to recognize the efforts of a portfolio manager in negotiating a transaction or a private placement; (ii) to eliminate de minimis positions;
(iii) to give priority to accounts with specialized investment policies and objectives; and (iv) to reallocate in light of a participating portfolio's characteristics (e.g., available cash, industry or issuer concentration, duration, credit exposure). Also, with respect to private placement transactions, conditions imposed by the issuer may limit availability of allocations to client accounts.

COMPENSATION

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors:

Investment performance over one-, three-, five-, and 10-year periods is the most important input. Performance is evaluated in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (e.g., S&P 500) and an applicable Lipper index (e.g., Large-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms. Performance is primarily measured on a pre-tax basis, though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager's performance is over time, the higher the compensation opportunity. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

Contribution to the overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring younger analysts, and being good corporate citizens are important components of long term success and are highly valued by T. Rowe Price.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

HARRIS OAKMARK FOCUSED VALUE PORTFOLIO AND HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                             ACCOUNTS WITH RESPECT TO WHICH THE ADVISORY FEE IS
                                      OTHER ACCOUNTS MANAGED                 BASED ON THE PERFORMANCE OF THE ACCOUNT
                      ------------------------------------------------------ --------------------------------------------------
  NAME OF PORTFOLIO                                          TOTAL ASSETS IN  NUMBER OF              TOTAL ASSETS IN
MANAGER AND PORTFOLIO                     NUMBER OF ACCOUNTS    ACCOUNTS     ACCOUNTS IN               ACCOUNTS IN
       MANAGED        CATEGORY OF ACCOUNT    IN CATEGORY       IN CATEGORY    CATEGORY                  CATEGORY
--------------------- ------------------- ------------------ --------------- -----------             ---------------
     Floyd J.           Registered                      2    $   400,085,194           0                          N/A
     Bellman,           investment
                        companies
     Harris
     Oakmark
     Focused            Other pooled                    2    $   359,670,995           0                          N/A
     Value              investment
     Portfolio          vehicles

                        Other accounts                193(1) $   556,123,791           0                          N/A

     Robert M.          Registered                      5    $ 1,203,535,751           0                          N/A
     Levy,              investment
                        companies
     Harris
     Oakmark
     Focused
     Value
     Portfolio,
     Harris
     Oakmark
     Large              Other pooled                    0                N/A           0                          N/A
     Cap Value          investment
     Portfolio          vehicles
                        Other accounts                589(2) $ 2,499,427,268           0                          N/A

     William            Registered                      6    $13,202,739,891           0                          N/A
     C.                 investment
     Nygren,            companies

     Harris
     Oakmark
     Focused
     Value
     Portfolio,
     Harris
     Oakmark            Other pooled                    2    $   359,670,994           0                          N/A
     Large              investment
     Cap Value          vehicles
     Portfolio
                        Other accounts                  0                N/A           0                          N/A

     Michael J.         Registered                      7    $   968,158,529           0                          N/A
     Mangan,            investment
                        companies
     Harris
     Oakmark
     Large Cap          Other pooled                    1    $    48,081,878           0                          N/A
     Value              investment
     Portfolio          vehicles

                        Other accounts                180(3) $ 3,357,511,695           1             $     10,668,684

(1) This number includes all accounts within a single client relationship, and therefore the number of accounts greatly exceeds the number of relationships.

(2) Includes approximately 400 accounts managed pursuant to a "model portfolio" and multiple accounts within a single client relationship.

(3) A number of these accounts are "product accounts" managed pursuant to a model portfolio.

MATERIAL CONFLICTS OF INTEREST

Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among a Portfolio's accounts and other accounts managed by the portfolio managers, including affiliated client accounts, accounts in which the portfolio managers may have personal investments, or accounts for which Harris may have a different advisory fee arrangement (including any accounts with respect to which the advisory fee is based on the performance of the account).

Allocation of Investment Opportunities: Harris makes decisions to recommend,
______________________________________
purchase, sell or hold securities for all of its client accounts based on the specific investment objectives, guidelines, restrictions and circumstances of each account. It is Harris's policy to allocate investment opportunities to each client, including the Harris Oakmark Focused Value and Harris Oakmark Large Cap Value Portfolios, over a period of time on a fair and equitable basis relative to its other clients. Where accounts have competing interests in a limited investment opportunity, including participation in initial public offerings, Harris will allocate those investment opportunities based on a number of factors including cash availability or requirements, the time competing accounts have had funds available for investment or investments for sale, investment objectives and restrictions, an account's participation in other opportunities, tax considerations, and the relative size of portfolio holdings of the same or comparable securities.

Aggregation of Orders and Trade Allocations: When Harris believes it is
___________________________________________
desirable, appropriate and feasible to purchase or sell the same security for a number of client accounts at the same time, Harris may aggregate its clients' orders, in a way that seeks to obtain more favorable executions in terms of the price at which the security is purchased or sold, the costs of execution and the efficiency of the processing of the transactions. Each account that participates in an aggregated order participates at the average share price. Where an aggregated order has not been completely filled, Harris's traders will allocate securities among the accounts participating in the order, and "product accounts" (I.E., mutual funds, institutional accounts and other similar accounts) will be allocated in proportion to the size of the order placed for each account (I.E., pro rata).

Harris has compliance policies and procedures in place that it believes are reasonably designed to mitigate these potential conflicts. Those policies and procedures provide, among other things, for periodic review and testing of allocations in order to reasonably ensure that all clients, including the Portfolios, are treated fairly and equitably and that, over time, no account (including any accounts with respect to which the advisory fee is based on the performance of the account) receives preferential treatment over another.

COMPENSATION

Harris's compensation of investment professionals, including the managers of the Portfolios, is based upon an assessment of each individual's long-term contribution to the investment success of Harris. Compensation for each of the managers of the Portfolios is structured as follows:

    (1) Base salary. The base salary is a fixed amount, and all partners of Harris receive the same base salary.

    (2) Participation in a discretionary bonus pool. A discretionary bonus pool for each of the domestic and international investment groups is divided among the partners of each group and is paid out annually. The size of the pool is based on the overall profitability of that group.

    (3) Participation in a deferred compensation plan. The deferred compensation plan consists of revenue participation units that are awarded to partners and vest and pay out over a period of several years.

The determination of the amount of each individual's participation in the discretionary bonus pool and the deferred compensation plan is based on a variety of qualitative and quantitative factors. The factor given the most significant weight is the subjective assessment of the individual's contribution to the overall investment results of Harris's domestic or international investment group, whether as a portfolio manager, a research analyst or both.

Factors considered in evaluating the contribution of portfolio managers, including each of the Portfolios' portfolio managers, include the performance of the portfolios managed by that individual relative to benchmarks, peers and other portfolio managers, as well as the manager's assets under management. The managers' compensation is not based solely on an evaluation of the performance of the Portfolios or the assets in the Portfolios. Rather, Harris considers the performance of all accounts managed by the individual, measuring that performance on both a current year and longer-term basis and on a pre-tax and after-tax basis to the extent such information is available, and the total assets managed by the individual.

BlackRock Aggressive Growth Portfolio, BlackRock Strategic Value Portfolio,
___________________________________________________________________________
BlackRock Bond Income Portfolio, BlackRock Diversified Portfolio, BlackRock
___________________________________________________________________________
Investment Trust Portfolio, BlackRock Legacy Large Cap Growth Portfolio, and
____________________________________________________________________________
BlackRock Large Cap Value Portfolio
___________________________________

The following information was provided by BlackRock as of January 31, 2005, the date when BlackRock became subadviser to these Portfolios.

OTHER ACCOUNTS MANAGED

                                                                         ACCOUNTS WITH RESPECT TO WHICH THE
                                                                           ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                             ------------------------------------------- ----------------------------------
     NAME OF PORTFOLIO                       NUMBER OF  TOTAL ASSETS IN   NUMBER OF      TOTAL ASSETS IN
  MANAGER AND PORTFOLIO(S)    CATEGORY OF   ACCOUNTS IN   ACCOUNTS IN    ACCOUNTS IN       ACCOUNTS IN
          MANAGED               ACCOUNT      CATEGORY      CATEGORY       CATEGORY          CATEGORY
  ------------------------   -------------- ----------- ---------------- -----------     -----------------
Keith Anderson,                Registered          31      $ 18,000,000,000      0                     N/A
BlackRock Diversified          investment
Portfolio and BlackRock Bond   companies
Income Portfolio

                               Other pooled        41      $ 12,900,000,000      3          $2,700,000,000
                               investment
                               vehicles

                               Other accounts     403      $107,000,000,000     20          $6,000,000,000

Scott Amero,                   Registered          36      $ 20,500,000,000      0                     N/A
BlackRock Diversified          investment
Portfolio and BlackRock Bond   companies
Income Portfolio

                               Other pooled        48      $ 14,000,000,000      3          $2,700,000,000
                               investment
                               vehicles

                               Other accounts     421      $112,600,000,000     20          $6,000,000,000

David E. Byrket,               Registered          12      $  6,951,000,000      0                     N/A
BlackRock Diversified          investment
Portfolio, BlackRock Large Cap companies
Value Portfolio, BlackRock
Investment Trust Portfolio

                               Other pooled         0                   N/A      0                     N/A
                               investment
                               vehicles

                               Other accounts       4      $    107,000,000      0                     N/A

Frederick W. Herrmann,         Registered          12      $  6,951,000,000      0                     N/A
BlackRock Diversified          investment
Portfolio, BlackRock Large Cap companies
Value Portfolio, BlackRock
Investment Trust Portfolio

                               Other pooled         0                   N/A      0                     N/A
                               investment
                               vehicles

                               Other accounts       4      $    107,000,000      0                     N/A

Eileen Leary,                  Registered           2      $  1,427,000,000      0                     N/A
BlackRock Aggressive Growth    investment
Portfolio                      companies

                               Other pooled         1      $     15,000,000      0                     N/A
                               investment
                               vehicles

                               Other accounts       0                   N/A      0                     N/A

Neil Wagner,                   Registered           7      $  2,432,000,000      0                     N/A
BlackRock Aggressive Growth    investment
Portfolio                      companies

                               Other pooled         1      $     15,000,000      0                     N/A
                               investment
                               vehicles

                               Other accounts       7      $    248,000,000      0                     N/A

Anne Truesdale,                Registered           2      $  1,427,000,000      0                     N/A
BlackRock Aggressive Growth    investment
Portfolio                      companies

                               Other pooled         1      $     15,000,000      0                     N/A
                               investment
                               vehicles

                               Other accounts       0                   N/A      0                     N/A

Wayne Archambo,                Registered          12      $  5,865,000,000      0                     N/A
BlackRock Strategic Value      investment
  Portfolio                    Companies

                               Other pooled         0                   N/A      0                     N/A
                               investment
                               vehicles

                               Other accounts      18      $    859,000,000      0                     N/A

Kate O'Connor,                 Registered           8      $  1,666,000,000      0                     N/A
BlackRock Strategic Value      investment
  Portfolio                    companies

                               Other pooled         0                   N/A      0                     N/A
                               investment
                               vehicles

                               Other accounts      13      $    679,000,000      0                     N/A

Tobias Welo,                   Registered           3      $  3,497,000,000      0                     N/A
BlackRock Strategic Value      investment
  Portfolio                    companies

                               Other pooled         0                   N/A      0                     N/A
                               investment
                               vehicles

                               Other accounts       4      $    176,000,000      0                     N/A

Jeffrey R. Lindsey             Registered           4      $  1,187,000,000      0                     N/A
BlackRock Legacy Large Cap     investment
  Growth Portfolio             companies

                               Other pooled         1      $    119,000,000      0                     N/A
                               investment
                               vehicles

                               Other accounts       3      $    724,000,000      0                     N/A

Edward P. Dowd                 Registered           4      $  1,187,000,000      0                     N/A
BlackRock Legacy Large Cap     investment
  Growth Portfolio             companies

                               Other pooled         1      $    119,000,000      0                     N/A
                               investment
                               vehicles

                               Other accounts       3      $    724,000,000      0                     N/A

MATERIAL CONFLICTS OF INTEREST

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolios, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees) which may be the same as or different from those made to the Portfolios. In addition, BlackRock, its affiliates, and any officer, director, stockholder, or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Portfolios. Actions with respect to securities of the same kind may be the same as or different from the action which BlackRock, any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors, or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, BlackRock includes disclosure regarding these matters to its clients in both its Form ADV and investment management agreements.

Circumstances may arise under which BlackRock determines that, while it would be both desirable and suitable that a particular security or other investment be purchased or sold for the account of more than one of its clients accounts, there is a limited supply or demand for the security or other investment. Under such circumstances, BlackRock will seek to allocate the opportunity to purchase or sell that security or other investment among those accounts on an equitable basis but shall not be required to assure equality of treatment among all of its clients (including that the opportunity to purchase or sell that security or other investment will be proportionally allocated among those clients according to any particular or predetermined standards or criteria). Where, because of prevailing market conditions, it is not possible to obtain the same price or time of execution for all of the securities or other investments purchased or sold for a Portfolio, BlackRock may, consistent with its allocation procedures and applicable law, average the various prices and charge or credit the Portfolio with the average price. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a Portfolio. Finally, Mr. Anderson and Mr. Amero manage certain accounts (including hedge funds) that are subject to a performance fee.

COMPENSATION

BlackRock's financial ties with its portfolio managers, its competitive compensation, and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

BASE COMPENSATION. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm, which may include the amount of assets supervised and other management roles within the firm.

DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

Long-Term Retention and Incentive Plan (LTIP) - The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in part in cash and in part in BlackRock common stock. Each of Messrs. Anderson, Amero, Byrket, Herrmann, Archambo, Welo, Wagner, Lindsey and Dowd and Mses. O'Connor, Leary and Truesdale have received awards under the LTIP.

Deferred Compensation Program - A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm's investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm's hedge funds and other unregistered products. In addition, a portion of the annual compensation of certain senior managers, including certain of the portfolio managers, is mandatorily deferred in a similar manner for a number of years.

Options and Restricted Stock Awards - While incentive stock options are not presently being awarded to BlackRock employees, BlackRock previously granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock also has a restricted stock award program designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years. Messrs. Anderson, Amero, Archambo and Wagner have been granted stock options in prior years. Messrs. Anderson, Amero and Archambo participate in BlackRock's restricted stock program.

Incentive Savings Plans - The PNC Financial Services Group, Inc., which owns approximately 71% of BlackRock's common stock, has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including an Employee Stock Purchase Plan (ESPP) and a 401(k) plan. The 401(k) plan may involve a company match of the employee's contribution of up to 6% of the employee's salary. The company match is made using BlackRock common stock. The firm's 401(k) plan offers a range of investment options, including registered investment companies managed by the firm. Each of the portfolio managers is eligible to participate in these plans.

Annual incentive compensation for each portfolio manager is a function of two components: the investment performance of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's teamwork and contribution to the overall performance of these portfolios. Portfolio managers at BlackRock compete against benchmarks, rather than each other. In most cases, including for the portfolio managers of the Portfolios, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Portfolios or other accounts are measured. For Messrs. Anderson and Amero, the relevant benchmark is the Lehman Aggregate Bond Index. For Messrs. Byrket and Herrmann, the relevant benchmark is the Standard & Poor's 500 Index for the Investment Trust Portfolio and the equity portion of the Diversified Portfolio, and the Russell 1000 Value for the Large Cap Value Portfolio. For Mr. Wagner, Ms. Leary and Ms. Truesdale, the relevant benchmark is the Russell Midcap Growth Index. For Messrs. Archambo and Welo, and Ms. O'Connor, the relevant benchmark is the Russell 2000 Value Index. For Messrs. Lindsey and Dowd, the relevant benchmark is the Russell 1000 Growth Index. In addition, some of the annual incentive compensation of Mr. Anderson and Mr. Amero may include a portion of the performance fees paid by certain accounts and funds that they manage.

Senior portfolio managers who perform additional management functions within BlackRock may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with the firm. BlackRock's Management Committee determines all compensation matters for portfolio managers. BlackRock's basic compensation structure has been in place since its inception.

JENNISON GROWTH PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                          ACCOUNTS WITH RESPECT TO
                                                                          WHICH THE ADVISORY FEE IS
                                                                          BASED ON THE PERFORMANCE
                                      OTHER ACCOUNTS MANAGED                  OF THE ACCOUNT
                          ----------------------------------------------- -------------------------
                                                                                            TOTAL
                                                NUMBER OF  TOTAL ASSETS IN    NUMBER OF    ASSETS IN
                                               ACCOUNTS IN    ACCOUNTS IN    ACCOUNTS IN  ACCOUNTS IN
NAME OF PORTFOLIO MANAGER CATEGORY OF ACCOUNT   CATEGORY       CATEGORY       CATEGORY     CATEGORY
------------------------- ------------------- ----------- ---------------- -------------  -----------
 Kathleen A  McCarragher  Registered                14      $ 6,864,727,448      0             N/A
                          investment
                          companies

                          Other pooled               4      $   253,264,621      0             N/A
                          investment
                          vehicles

                          Other accounts            37      $ 3,627,689,051      0             N/A

 Spiros Segalas           Registered                13      $13,568,151,649      0             N/A
                          investment
                          companies

                          Other pooled               2      $   222,629,452      0             N/A
                          investment
                          vehicles

                          Other accounts             9      $ 2,580,147,145      0             N/A

 Michael A. Del Balso     Registered                14      $ 8,005,026,402      0             N/A
                          investment
                          companies

                          Other pooled               5      $ 1,287,496,329      0             N/A
                          investment
                          vehicles

                          Other accounts (1)        15      $ 1,308,957,601      0             N/A

(1) Other accounts excludes the assets and number of accounts in wrap fee programs that are managed using two model portfolios.

MATERIAL CONFLICTS OF INTEREST

In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, Jennison has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

Jennison's portfolio managers typically manage multiple accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), commingled trust accounts, affiliated single client and commingled insurance separate accounts, model nondiscretionary portfolios, and model portfolios used for wrap fee programs. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio. Similarly, securities sold from one portfolio may result in better performance if the value of that security declines. Generally, however, portfolios in a particular product strategy (e.g., large cap growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy with similar objectives, which tends to minimize the potential for conflicts of interest. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, fees, expenses and cash flows.

In addition, Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as IPOs, and the allocation of transactions across multiple accounts. Currently, while no equity accounts under Jennison's management have performance fees, some accounts have higher fees than others. These differences may give rise to a potential conflict that a portfolio manager may allocate more time to the management of one account over another. While Jennison does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Jennison personnel periodically review the performance of Jennison's portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager.

COMPENSATION

Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with that of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and discretionary cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals.

Investment professionals' total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. Not all factors will be applicable to each investment professional and there is no particular weighting or formula for considering the factors. The factors considered for an investment professional whose primary role is portfolio management will differ from an investment professional who is a research analyst or portfolio manager with research analyst responsibilities. In addition, some portfolio managers or analysts may manage or contribute ideas to more than one product strategy and are evaluated accordingly. The factors that may be reviewed include the following:

  . One and three year pre-tax investment performance of groupings of accounts relative to pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible;

  . The investment professional's contribution to client portfolios' pre-tax one and three year performance from the investment professional's recommended stocks relative to the strategy's passive benchmarks and to the investment professional's respective coverage universes;

  .   Historical and long-term business potential of the product strategies;

  .   Qualitative factors such as teamwork and responsiveness;

  . Other factors such as experience and other responsibilities such as being a team leader or supervisor may also affect an investment professional's total compensation.

FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                  ACCOUNTS WITH RESPECT
                                                                  TO WHICH THE ADVISORY
                                                                   FEE IS BASED ON THE
                                                                   PERFORMANCE OF THE
                                  OTHER ACCOUNTS MANAGED                 ACCOUNT
                          --------------------------------------- ---------------------
                                                                                  TOTAL
                                                                                ASSETS IN
                                        NUMBER OF   TOTAL ASSETS IN  NUMBER OF  ACCOUNTS
                          CATEGORY OF  ACCOUNTS IN   ACCOUNTS IN    ACCOUNTS IN    IN
NAME OF PORTFOLIO MANAGER   ACCOUNT     CATEGORY      CATEGORY        CATEGORY   CATEGORY
------------------------- ----------- ----------- --------------- ----------- ---------
   Michael McCarthy       Registered           9    $12,615,000,000        0         N/A
                          investment
                          companies

                          Other                5    $ 1,080,000,000        0         N/A
                          pooled
                          investment
                          vehicles

                          Other                0                N/A        0         N/A
                          accounts

   Zachary Perry          Registered           5    $ 2,289,000,000        0         N/A
                          investment
                          companies

                          Other                4    $ 2,082,000,000        0         N/A
                          pooled
                          investment
                          vehicles

                          Other                0                N/A        0         N/A
                          accounts

   Brad Carris            Registered           5    $ 2,289,000,000        0         N/A
                          investment
                          companies

                          Other                3    $   867,000,000        0         N/A
                          pooled
                          investment
                          vehicles

                          Other                0                N/A        0         N/A
                          accounts

   Edward B. Jamieson     Registered           5    $10,380,000,000        0         N/A
                          investment
                          companies

                          Other                3    $   213,000,000        0         N/A
                          pooled
                          investment
                          vehicles

                          Other                0                N/A        0         N/A
                          accounts

MATERIAL CONFLICTS OF INTEREST

The management of multiple funds and accounts may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as each portfolio manager must allocate his time and investment ideas across multiple funds and accounts. Franklin Advisers seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline, such as investing in small and mid capitalization securities. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Portfolio. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest.

A portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by the Portfolio. Securities selected for funds or accounts other than the Portfolio may outperform the securities selected for the Portfolio. Finally, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Portfolio may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. Franklin Advisers seeks to manage such potential conflicts by having adopted procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest; there is no assurance that a fund's code of ethics will adequately address such conflicts.

Franklin Advisers has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

COMPENSATION

Franklin Advisers seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton budget guidelines. Portfolio managers have no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

   BASE SALARY. Each portfolio manager is paid a base salary.

   ANNUAL BONUS. Each portfolio manager is eligible to receive an annual bonus. Franklin Templeton feels that portfolio managers should have some deferred or equity-based compensation in order to build a vested interest in the company and its shareholders. With this in mind, bonuses generally are split between cash (65%) and restricted shares of Franklin Resources stock (35%). Larger bonus awards are 50% cash and 50% in restricted shares of Franklin Resources stock. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of Franklin Advisers and the portfolio manager. Any bonus under the plan is completely discretionary. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses under the plan:

  . INVESTMENT PERFORMANCE: The historic investment performance of all accounts managed by the portfolio manager is considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark (for example, a Lipper small cap growth peer group if the fund invests primarily in small cap stocks with a growth strategy) and securities market index (for example, the Russell 2000 Growth Index).

  . NON-INVESTMENT PERFORMANCE: The more qualitative contributions of a portfolio manager to Franklin Advisers' business and the investment management team, including professional knowledge, productivity, responsiveness to client needs, and communication, are evaluated in determining the amount of any bonus award.

   ADDITIONAL LONG TERM EQUITY-BASED COMPENSATION. Portfolio managers may be awarded options to purchase common shares of Franklin Resources stock that would permit the portfolio to purchase a set amount of shares at the market price on the date of grant. Some portfolio managers may be granted additional restricted shares of Franklin Resources stock. Awards of such equity-based compensation typically vest over time, so as to create incentives to retain key talent. Portfolio managers also participate in benefit plans and programs available generally to all employees.

FI VALUE LEADERS PORTFOLIO, FI MID CAP OPPORTUNITIES PORTFOLIO AND FI
_____________________________________________________________________
INTERNATIONAL STOCK PORTFOLIO
_____________________________

OTHER ACCOUNTS MANAGED

                                                                          ACCOUNTS WITH RESPECT TO
                                                                         WHICH THE ADVISORY FEE IS BASED
                                                                          ON THE PERFORMANCE OF THE
                                         OTHER ACCOUNTS MANAGED                    ACCOUNT
                                 --------------------------------------- -------------------------------
                                                 NUMBER
                                                   OF                                  TOTAL ASSETS IN
       NAME OF PORTFOLIO                        ACCOUNTS   TOTAL ASSETS IN  NUMBER OF      ACCOUNTS IN
     MANAGER AND PORTFOLIO        CATEGORY OF      IN        ACCOUNTS IN   ACCOUNTS IN    CATEGORY (IN
            MANAGED                 ACCOUNT     CATEGORY     CATEGORY      CATEGORY        MILLIONS)
     ---------------------       -------------- -------- --------------- -----------   ---------------
Brian Hogan,                     Registered
                                 investment
FI Value Leaders Portfolio       companies             4   $   227,000,000     1       $   106,000,000

                                 Other pooled
                                 investment
                                 vehicles              2   $   952,000,000     0                   N/A

                                 Other accounts        0               N/A     0                   N/A

Peter Saperstone,
                                 Registered
FI Mid Cap Opportunities         investment
  Portfolio                      companies             3   $10,146,000,000     0                   N/A

                                 Other pooled
                                 investment
                                 vehicles              0               N/A     0                   N/A

                                 Other accounts        1   $   153,000,000     0                   N/A

Penny Dobkin,                    Registered
                                 investment
FI International Stock Portfolio companies             1   $ 5,531,000,000     0                   N/A

                                 Other pooled
                                 investment
                                 vehicles              0              N /A     0                   N/A

                                 Other accounts        0               N/A     0                   N/A

MATERIAL CONFLICTS OF INTEREST

The portfolio managers' compensation plan (described below) may give rise to potential conflicts of interest. The portfolio managers' base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio managers must allocate their time and investment ideas across multiple funds and accounts. The portfolio managers may execute transactions for another fund or account that may adversely impact the value of securities held by the Portfolios. Securities selected for funds or accounts other than the Portfolios may outperform the securities selected for the Portfolios. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that FMR's code of ethics will adequately address such conflicts.

COMPENSATION

As of December 31, 2004, portfolio manager compensation generally consists of a base salary, a bonus and, in certain cases, participation in several types of equity-based compensation plans. A portion of the portfolio managers' compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

Each portfolio manager's base salary is determined annually by level of responsibility and tenure at FMR or its affiliates. A substantial portion of each portfolio manager's bonus is linked to the pre-tax investment performance of the equity assets of the Portfolio measured against an appropriate benchmark index and the pre-tax investment performance of the equity assets of the Portfolio within a relevant peer group (Lipper category). The benchmark index and peer group used for each portfolio manager listed above are as follows:

   Brian Hogan: Russell 1000 Value Index and Lipper Large Cap Value Funds Classification

   Peter Saperstone: S&P Mid Cap 400 Index and Lipper Mid Cap Objective

   Penny Dobkin: MSCI EAFE Index and Lipper International Objective

Each portfolio manager's bonus is based on several components calculated separately over his or her tenure over multiple measurement periods that eventually encompass periods of up to five years. The primary components of the portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) relative to a defined peer group and relative to a benchmark index assigned to each fund or account, and
(ii) the investment performance of a broad range of other equity funds and accounts advised by FMR. A smaller, subjective component of the portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR Corp., FMR's parent company. FMR Corp. is a diverse financial services company engaged in various activities that include fund management, brokerage and employer administrative services.

LOOMIS SAYLES SMALL CAP PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                  ACCOUNTS WITH RESPECT TO
                                                                  WHICH THE ADVISORY FEE IS
                                                                  BASED ON THE PERFORMANCE
                                  OTHER ACCOUNTS MANAGED               OF THE ACCOUNT
                          --------------------------------------- ------------------------
                                       NUMBER OF  TOTAL ASSETS IN  NUMBER OF   TOTAL ASSETS
                          CATEGORY OF ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN  IN ACCOUNTS
NAME OF PORTFOLIO MANAGER   ACCOUNT    CATEGORY      CATEGORY      CATEGORY    IN CATEGORY
------------------------- ----------- ----------- --------------- -----------  ------------
   John J. Slavik (1)     Registered       3      $   83,916,854           0             N/A
                          investment
                          companies

                          Other            0                 N/A           0             N/A
                          pooled
                          investment
                          vehicles

                          Other            3      $      168,777           0             N/A
                          accounts

   Mark F. Burns (2)      Registered       3      $   84,390,025           0             N/A
                          investment
                          companies

                          Other            0                 N/A           0             N/A
                          pooled
                          investment
                          vehicles

                          Other            4      $  104,431,714           0             N/A
                          accounts

   Joseph R. Gatz         Registered       3      $1,058,054,679           0             N/A
                          investment
                          companies

                          Other            0                 N/A           0             N/A
                          pooled
                          investment
                          vehicles

                          Other           20      $  993,611,577           1      $8,126,369
                          accounts

   Daniel G. Thelen       Registered       3      $1,058,054,679           0             N/A
                          investment
                          companies

                          Other            0                 N/A           0             N/A
                          pooled
                          investment
                          vehicles

                          Other            9      $  119,747,335           0             N/A
                          accounts

(1) Number of accounts and values are as of April 1, 2005, the date on which Mr. Slavik began co-managing the Portfolio.

(2) Number of accounts and values are as of January 7, 2005, the date on which Mr. Burns began co-managing the Portfolio.

MATERIAL CONFLICTS OF INTEREST

The fact that a portfolio manager manages the Portfolio as well as other accounts creates the potential for conflicts of interest. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees or accounts of affiliated companies. Such favorable treatment could lead to more favorable investment opportunities for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account's specific investment objectives, guidelines, restrictions and circumstances and other relevant factors, such as the size of an available investment opportunity, the availability of other comparable investment opportunities and Loomis Sayles' desire to treat all accounts fairly and equitably over time. In addition, Loomis Sayles maintains trade allocation and aggregation policies and procedures to address this potential conflict.

COMPENSATION

Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for our clients.

Portfolio manager compensation is made up primarily of two components - base salary and variable compensation. Base salary is a fixed amount based on a combination of factors including industry experience, firm experience, job performance and market considerations. Variable compensation is an incentive-based component, and generally represents a significant multiple of base salary.

Variable compensation is based on four factors - investment performance, profit growth of the firm, profit growth of the manager's business unit and team commitment. Investment performance is the primary component of total variable compensation, and generally represents at least 70% of the total. Investment performance is measured by comparing the performance of the firm's institutional composite (net of fees) in the manager's style to the performance of a peer group of institutional managers in that style. A manager's performance relative to the peer group for the 1, 3 and 5 year periods is used to calculate the amount of variable compensation payable due to performance. Longer-term performance (3 and 5 years) combined is weighted more than shorter-term performance (1 year). If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product. An external benchmark is used as a secondary comparison. The benchmark for the small cap value style is the Russell 1000 Value and the benchmark for the small cap growth style is the Russell 1000 Growth.

Loomis Sayles has chosen the institutional peer groups as the primary measuring stick for manager performance because it believes they represent the most competitive product universe while closely matching the investment styles offered by the firm. Loomis Sayles considers the institutional composite an accurate proxy for the performance of each investment style. The Portfolio is not included in a composite, so unlike other managed accounts, Portfolio performance and asset size do not directly contribute to this calculation. However, the Portfolio employs strategies endorsed by Loomis Sayles which fit into the product category for the relevant investment style.

Loomis Sayles may adjust compensation if there is significant dispersion among the returns of the composite and accounts not included in the composite.

The other three factors are used to determine the remainder of variable compensation. The amount of variable compensation paid based on these factors is subject to the discretion of the Chief Investment Officer (CIO) and senior management, and is evaluated on a yearly basis. The CIO and senior management may decrease or eliminate the weight given to these other factors.

Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager's base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. The portfolio managers of the Portfolio also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to April 1, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

NEUBERGER BERMAN MID CAP VALUE PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                  ACCOUNTS WITH RESPECT TO
                                                                  WHICH THE ADVISORY FEE IS
                                                                  BASED ON THE PERFORMANCE
                                  OTHER ACCOUNTS MANAGED              OF THE ACCOUNT
                          --------------------------------------- -------------------------
                                                                                  TOTAL
                                       NUMBER OF  TOTAL ASSETS IN  NUMBER OF    ASSETS IN
                          CATEGORY OF ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN  ACCOUNTS IN
NAME OF PORTFOLIO MANAGER   ACCOUNT    CATEGORY      CATEGORY      CATEGORY     CATEGORY
------------------------- ----------- ----------- --------------- -----------  -----------
Andrew B. Wellington      Registered          10  $ 2,916,000,000          0          N/A
                          investment
                          companies

                          Other                0              N/A          0          N/A
                          pooled
                          investment
                          vehicles

                          Other                2  $    42,000,000          0          N/A
                          accounts

David M. DiDomenico       Registered          10  $ 2,916,000,000          0          N/A
                          investment
                          companies

                          Other                0              N/A          0          N/A
                          pooled
                          investment
                          vehicles

                          Other                2  $    42,000,000          0          N/A
                          accounts

MATERIAL CONFLICTS OF INTEREST

While the portfolio managers' management of other accounts may give rise to the conflicts of interest discussed below, Neuberger Berman believes that it has designed policies and procedures to appropriately address those conflicts. From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of the Portfolio and the management of other accounts, which might have similar investment objectives or strategies as the Portfolio or track the same index the Portfolio tracks. Other accounts managed by the portfolio managers may hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Portfolio. The other accounts might also have different investment objectives or strategies than the Portfolio.

As a result of the portfolio manager's day-to-day management of the Portfolio, the portfolio managers know the size, timing and possible market impact of the Portfolio's trades. While it is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Portfolio, Neuberger Berman has policies and procedures to address such a conflict.

From time to time, a particular investment opportunity may be suitable for both the Portfolio and other types of accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Portfolio and another account. Neuberger Berman has adopted policies and procedures reasonably designed to fairly allocate investment opportunities. Typically, when the Portfolio and one or more of the other Neuberger Berman funds or other accounts managed by Neuberger Berman are contemporaneously engaged in purchasing or selling the same securities from or to third parties, transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the funds and accounts involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to the Portfolio, in other cases it is believed that the Portfolio's ability to participate in volume transactions may produce better executions for it.

COMPENSATION

A portion of the compensation paid to each portfolio manager is determined by comparisons to pre-determined peer groups and benchmarks, as opposed to a system dependent on a percent of management fees. The portfolio managers are paid a base salary that is not dependent on performance. Each portfolio manager also has a "target bonus," which is set each year and can be increased or decreased prior to payment based in part on performance measured against the relevant peer group and benchmark. Performance is measured on a three-year rolling average in order to emphasize longer-term performance. There is also a subjective component to determining the bonus, which consists of the following factors: (i) the individual's willingness to work with the marketing and sales groups; (ii) his or her effectiveness in building a franchise; and (iii) client servicing. Senior management determines this component in appropriate cases. There are additional components that comprise the portfolio managers' compensation packages, including: (i) whether the manager was a partner/principal of Neuberger Berman prior to Neuberger Berman's initial public offering; (ii) for more recent hires, incentives that may have been negotiated at the time the portfolio manager joined the Neuberger Berman complex; and (iii) the total amount of assets for which the portfolio manager is responsible.

OPPENHEIMER GLOBAL EQUITY PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                    ACCOUNTS WITH RESPECT TO
                                                                   WHICH THE ADVISORY FEE IS BASED
                                                                    ON THE PERFORMANCE OF THE
                                   OTHER ACCOUNTS MANAGED                    ACCOUNT
                           --------------------------------------- -------------------------------
                                                                                 TOTAL ASSETS IN
                                        NUMBER OF  TOTAL ASSETS IN  NUMBER OF      ACCOUNTS IN
                           CATEGORY OF ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN    CATEGORY (IN
 NAME OF PORTFOLIO MANAGER   ACCOUNT    CATEGORY      CATEGORY      CATEGORY        MILLIONS)
-------------------------- ----------- ----------- --------------- -----------   ---------------
Rajeev Bhaman              Registered          15  $19,335,900,000        1     $    189,200,000
                           investment
                           companies

                           Other                2  $    71,100,000        0                  N/A
                           pooled
                           investment
                           vehicles

                           Other                0              N/A        0                  N/A
                           accounts

William Wilby              Registered          15  $19,335,900,000        1     $    189,200,000
                           investment
                           companies

                           Other                1  $    19,600,000        0                  N/A
                           pooled
                           investment
                           vehicles

                           Other                0              N/A        0                  N/A
                           accounts

MATERIAL CONFLICTS OF INTEREST

As indicated above, each of the portfolio managers also manages other funds. Potentially, at times, those responsibilities could conflict with the interests of the Portfolio. That may occur whether the investment strategies of the other fund are the same as, or different from, the Portfolio's investment objectives and strategies. For example, the portfolio manager may need to allocate investment opportunities between the Portfolio and another fund having similar objectives or strategies, or he may need to execute transactions for another fund that could have a negative impact on the value of securities held by the Portfolio. Not all funds advised by Oppenheimer have the same management fee. If the management fee structure of another fund is more advantageous to Oppenheimer than the fee structure of the Portfolio, Oppenheimer could have an incentive to favor the other fund. However, Oppenheimer's compliance procedures and Code of Ethics recognize Oppenheimer's fiduciary obligations to treat all of its clients, including the Portfolio, fairly and equitably, and are designed to preclude the portfolio managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At various times, one or more of the Portfolio's portfolio managers may manage other funds or accounts with investment objectives and strategies that are similar to those of the Portfolio, or may manage funds or accounts with investment objectives and strategies that are different from those of the Portfolio.

COMPENSATION

The Portfolio's portfolio managers are employed and compensated by Oppenheimer, not the Portfolio. Under Oppenheimer's compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of Oppenheimer. This is intended to align the portfolio managers' and analysts' interests with the success of the funds and accounts and their investors. Oppenheimer's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of December 31, 2004, each portfolio manager's compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of Oppenheimer's holding company parent. Senior portfolio managers may also be eligible to participate in Oppenheimer's deferred compensation plan.

To help Oppenheimer attract and retain talent, the base pay component of each portfolio manager's compensation is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions. The annual discretionary bonus is determined by senior management of Oppenheimer and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured against an appropriate benchmark selected by management. Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Portfolio and other funds managed by the portfolio managers. The compensation structure of the other funds and accounts managed by the Portfolio Managers is the same as the compensation structure of the Fund, described above.

SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO AND SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                              ACCOUNTS WITH RESPECT TO
                                                                              WHICH THE ADVISORY FEE IS
                                                                              BASED ON THE PERFORMANCE
                                              OTHER ACCOUNTS MANAGED              OF THE ACCOUNT
                                      --------------------------------------- -------------------------
                                                              TOTAL ASSETS IN                 TOTAL
          NAME OF PORTFOLIO                        NUMBER OF    ACCOUNTS IN    NUMBER OF    ASSETS IN
       MANAGER AND PORTFOLIO(S)       CATEGORY OF ACCOUNTS IN  CATEGORY (IN   ACCOUNTS IN  ACCOUNTS IN
               MANAGED                  ACCOUNT    CATEGORY      BILLIONS)     CATEGORY     CATEGORY
      -------------------------       ----------- ----------- --------------- -----------  -----------

Roger Lavan,                          Registered      14      $ 6,257,000,000      0           N/A
                                      investment
Salomon Brothers Strategic Bond       companies
  Opportunities Portfolio and Salomon
  Brothers U.S. Government Portfolio

                                      Other            4      $   398,000,000      0           N/A
                                      pooled
                                      investment
                                      vehicles

                                      Other            4      $ 1,869,000,000      0           N/A
                                      accounts

Peter Wilby,                          Registered      32      $17,994,000,000      0           N/A
                                      investment
Salomon Brothers Strategic Bond       companies
Opportunities Portfolio
                                      Other           16      $ 2,195,000,000      0           N/A
                                      pooled
                                      investment
                                      vehicles

                                      Other           47      $ 7,794,000,000      0           N/A
                                      accounts

David Scott,                          Registered       5      $ 1,484,000,000      0           N/A
                                      investment
Salomon Brothers Strategic Bond       companies
  Opportunities Portfolio

                                      Other           20      $ 1,414,000,000      0           N/A
                                      pooled
                                      investment
                                      vehicles

                                      Other           24      $ 3,133,000,000      0           N/A
                                      accounts

MATERIAL CONFLICTS OF INTEREST

   Material conflicts of interest may arise when a portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for certain of the portfolio managers listed in the table above. These potential conflicts include:

   ALLOCATION OF LIMITED TIME AND ATTENTION. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

   ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.

   PURSUIT OF DIFFERING STRATEGIES. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

   SELECTION OF BROKERS/DEALERS. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

   VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

   RELATED BUSINESS OPPORTUNITIES. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

COMPENSATION

Investment professionals for Citigroup Asset Management ("CAM"), the parent company of SBAM, receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is typically determined based on market factors and the skill and experience of individual investment personnel.

CAM has recently implemented an investment management incentive and deferred compensation plan (the "Plan") for its investment professionals, including the Portfolios' portfolio managers. Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of CAM investment professionals with those of fund shareholders and other CAM clients. Under the Plan a "base incentive pool" is established for each team each year as a percentage of CAM's revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team's revenues are typically expected to increase or decrease depending in part on the effect that the team's investment performance has on the level of assets in the investment products managed by the team. The "base incentive pool" of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

The investment team's incentive pool is then adjusted to reflect the team's investment performance against the applicable product benchmark (e.g., a securities index) and its ranking among a "peer group" of non-CAM investment managers. Longer-term performance will be more heavily weighted than shorter-term performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 40% of an investment professional's annual incentive compensation is subject to deferral. Amounts deferred will accrue a return based on the hypothetical returns of a composite of CAM's investment products (where deemed appropriate, approximately half of the deferred amount will accrue a return based on the return of products managed by the applicable investment team). An additional portion of awarded incentive compensation may be received in the form of Citigroup stock or options to purchase common stock. Citigroup may from time to time offer other stock purchase or option programs to investment personnel.

CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO
______________________________________

OTHER ACCOUNTS MANAGED

Under Capital Guardian's multiple portfolio manager system, each portfolio manager manages a segment of each of the registered investment companies, other pooled investment vehicles and other accounts noted above. Assets shown in the table below represent the total net assets of those registered investment companies, pooled investment vehicles and other accounts and are not indicative of the total assets of the segments managed by the individual, which would be a substantially lower amount.

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                           THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED                 PERFORMANCE OF THE ACCOUNT
                           ----------------------------------------------- --------------------------------
                                                                                       TOTAL ASSETS IN
                                         NUMBER OF     TOTAL ASSETS IN      NUMBER OF    ACCOUNTS IN
                           CATEGORY OF  ACCOUNTS IN      ACCOUNTS IN       ACCOUNTS IN  CATEGORY (IN
 NAME OF PORTFOLIO MANAGER   ACCOUNT     CATEGORY   CATEGORY (IN BILLIONS)  CATEGORY      BILLIONS)
-------------------------- ------------ ----------- ---------------------- ----------- --------------------
Michael Ericksen           Registered            13 $        6,430,000,000           0                    0
                           investment
                           companies

                           Other pooled          23 $       18,240,000,000           0                    0
                           investment
                           vehicles

                           Other                408 $      103,860,000,000          61 $     24,710,000,000
                           accounts

David Fisher               Registered            24 $       26,320,000,000           1 $        620,000,000
                           investment
                           companies

                           Other pooled          36 $       47,660,000,000           4 $        430,000,000
                           investment
                           vehicles

                           Other                379 $      110,300,000,000          14 $      9,250,000,000
                           accounts

Theodore Samuels           Registered             9 $        5,460,000,000           0                  N/A
                           investment
                           companies

                           Other pooled           8 $        1,610,000,000           0                  N/A
                           investment
                           vehicles

                           Other                460 $       27,060,000,000           3 $      2,600,000,000
                           accounts

Eugene Stein               Registered            11 $        6,270,000,000           0                  N/A
                           investment
                           companies

                           Other pooled          14 $        6,260,000,000           0                  N/A
                           investment
                           vehicles

                           Other                142 $       39,830,000,000           8 $      6,210,000,000
                           accounts

Terry Berkemeier           Registered             9 $        5,270,000,000           0                  N/A
                           investment
                           companies

                           Other pooled           9 $        5,110,000,000           0                  N/A
                           investment
                           vehicles

                           Other                166 $       47,880,000,000          11 $      6,580,000,000
                           accounts

Alan J. Wilson             Registered            22 $       12,680,000,000           0                  N/A
                           investment
                           companies

                           Other pooled          23 $        9,000,000,000           0                  N/A
                           investment
                           vehicles

                           Other accounts       238 $       66,630,000,000          14  $     9,460,000,000

Karen Miller               Registered           12  $        6,370,000,000           0                  N/A
                           investment
                           companies

                           Other pooled         15  $        2,910,000,000           0                  N/A
                           investment
                           vehicles

                           Other accounts      102  $       23,560,000,000           3  $     2,600,000,000

MATERIAL CONFLICTS OF INTEREST

Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts could include, for example, conflicts in the allocation of investment opportunities and aggregated trading. Capital Guardian has adopted policies and procedures that are designed to minimize the effects of these conflicts.

COMPENSATION

Capital Guardian uses a system of multiple portfolio managers in managing the Portfolio's assets. (In addition, Capital Guardian's investment analysts may make investment decisions with respect to a portion of a fund's portfolio within their research coverage). Portfolio managers and investment analysts are paid competitive salaries. In addition, they receive bonuses based on their individual portfolio results. In order to encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total returns over a four-year period to relevant benchmarks. For portfolio managers, benchmarks include both measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks include both relevant market measures and appropriate industry indexes reflecting their areas of expertise. Analysts are also separately compensated for the quality of their research efforts.

The benchmarks used to measure performance of the portfolio managers for the Capital Guardian U.S. Equity Portfolio include the S&P 500 Index and a customized Growth and Income index based on the Lipper Growth and Income Index. Investment professionals may also participate in profit-sharing plans and ownership of The Capital Group Companies, the ultimate parent company.

MFS Investors Trust Portfolio and MFS Total Return Portfolio
____________________________________________________________

OTHER ACCOUNTS MANAGED

                                                                       ACCOUNTS WITH RESPECT TO
                                                                      WHICH THE ADVISORY FEE IS BASED
                                                                       ON THE PERFORMANCE OF THE
                                      OTHER ACCOUNTS MANAGED                    ACCOUNT
                              --------------------------------------- -------------------------------
      NAME OF PORTFOLIO                    NUMBER OF  TOTAL ASSETS IN  NUMBER OF    TOTAL ASSETS IN
   MANAGER AND PORTFOLIO(S)   CATEGORY OF ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN     ACCOUNTS IN
           MANAGED              ACCOUNT    CATEGORY      CATEGORY      CATEGORY        CATEGORY
  -------------------------   ----------- ----------- --------------- -----------   ---------------
T. Kevin Beatty,              Registered       7      $ 8,689,121,375      0                  N/A
                              investment
MFS Investors Trust Portfolio companies

                              Other            1      $   336,199,686      0                  N/A
                              pooled
                              investment
                              vehicles

                              Other            5      $   326,075,151      0                  N/A
                              accounts

Nicole M. Zatlyn (1),         Registered       7      $ 8,689,121,375      0                  N/A
                              investment
MFS Investors Trust Portfolio companies

                              Other            1      $   336,199,686      0                  N/A
                              pooled
                              investment
                              vehicles

                              Other            5      $   326,075,151      0                  N/A
                              accounts

Brooks A. Taylor,             Registered       7      $20,581,237,705      0                  N/A
                              investment
MFS Total Return Portfolio    companies

                              Other            0                  N/A      0                  N/A
                              pooled
                              investment
                              vehicles

                              Other            0                  N/A      0                  N/A
                              accounts

Kenneth J. Enright,           Registered      17      $25,209,760,933      0                  N/A
                              investment
MFS Total Return Portfolio    companies

                              Other            0                  N/A      0                  N/A
                              pooled
                              investment
                              vehicles

                              Other            0                  N/A      0                  N/A
                              accounts

Steven R. Gorham,             Registered      22      $29,960,023,485      0                  N/A
                              investment
MFS Total Return Portfolio    companies

                              Other            3      $   668,040,520      0                  N/A
                              pooled
                              investment
                              vehicles

                              Other           25      $ 3,678,416,023      1         $396,696,178
                              accounts


  Michael W. Roberge,        Registered investment 10  $22,299,678,379 0   N/A
                             companies
  MFS Total Return Portfolio

                             Other pooled          1   $    27,226,392 0   N/A
                             investment vehicles

                             Other accounts        0               N/A 0   N/A

  William J. Adams,          Registered investment 13  $22,793,259,510 0   N/A
                             companies
  MFS Total Return Portfolio

                             Other pooled          1   $   330,422,209 0   N/A
                             investment vehicles

                             Other accounts        2   $    47,865,339 0   N/A

  Alan T. Langsner,          Registered investment 17  $25,209,760,933 0   N/A
                             companies
  MFS Total Return Portfolio

                             Other pooled          0               N/A 0   N/A
                             investment vehicles

                             Other accounts        0               N/A 0   N/A

  William P. Douglas,        Registered investment  5  $18,382,951,422 0   N/A
                             companies
  MFS Total Return Portfolio

                             Other pooled          0               N/A 0   N/A
                             investment vehicles

                             Other accounts        0               N/A 0   N/A

(1) As of May 1, 2005, Nicole Zatlyn will become a portfolio manager for the all of the accounts managed by Kevin Beatty, including the MFS Investors Trust Portfolio. Figures in the table are reported as of 12/31/04, the same date as of which they are reported for Kevin Beatty.

MATERIAL CONFLICTS OF INTEREST

MFS seek to identify potential conflicts of interest resulting from a portfolio manager's management of the Portfolios and other accounts and has adopted policies and procedures designed to address such potential conflicts.

In certain instances there may be securities which are suitable for the Portfolios as well as for accounts with similar investment objectives of MFS or its subsidiary. Securities transactions for the Portfolios and other accounts with similar investment objectives are generally executed on the same day, or the next day. Nevertheless, it may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolios are concerned. In most cases, however, MFS believes that the Portfolios' ability to participate in volume transactions will produce better executions for the Portfolios.

MFS does not receive a performance fee for its management of the Portfolios. MFS and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolios--for instance, those that pay a higher advisory fee and/or have a performance fee.

COMPENSATION

Portfolio manager total cash compensation is a combination of base salary and performance bonus:

  . BASE SALARY - Base salary represents a relatively smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

  . PERFORMANCE BONUS - Generally, incentive compensation represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.

     . The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Portfolios and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices with respect to each account. The primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).

     . The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management's assessment of overall portfolio manager contributions to the investment process (distinct from portfolio performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage of compensation provided by these benefits depends upon the length of the individual's tenure at MFS and salary level as well as other factors.

INDEX PORTFOLIOS, ZENITH EQUITY PORTFOLIO, AND ASSET ALLOCATION PORTFOLIOS

OTHER ACCOUNTS MANAGED - INDEX PORTFOLIOS

                                                                             ACCOUNTS WITH RESPECT TO
                                                                             WHICH THE ADVISORY FEE IS
                                                                            BASED ON THE PERFORMANCE OF
                                           OTHER ACCOUNTS MANAGED                   THE ACCOUNT
                                 ------------------------------------------ ---------------------------
       NAME OF PORTFOLIO                         NUMBER OF  TOTAL ASSETS IN  NUMBER OF  TOTAL ASSETS IN
    MANAGER AND PORTFOLIO(S)      CATEGORY OF   ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN
            MANAGED                 ACCOUNT      CATEGORY      CATEGORY      CATEGORY      CATEGORY
    ------------------------     -------------- ----------- --------------- ----------- ---------------
Stacey Lituchy,                  Registered          1      $   62,000,000       0            N/A
                                 investment
MetLife Stock Index Portfolio,   companies
MetLife Mid Cap Stock Index
Portfolio, Russell 2000 Index
Portfolio, Morgan Stanley EAFE
Index Portfolio, Lehman Brothers
Aggregate Bond Index Portfolio

                                 Other pooled        1      $1,291,000,000       0            N/A
                                 investment
                                 vehicles

                                 Other accounts     20      $9,553,000,000       0            N/A

Urmil Shah,                      Registered          1      $   62,000,000       0            N/A
                                 investment
MetLife Stock Index Portfolio,   companies
MetLife Mid Cap Stock Index
Portfolio, Russell 2000 Index
Portfolio, Morgan Stanley EAFE
Index Portfolio

                                 Other pooled        1      $1,291,000,000       0            N/A
                                 investment
                                 vehicles

                                 Other accounts     11      $5,407,000,000       0            N/A

Norman Hu                        Registered          1      $   62,000,000       0            N/A
                                 investment
MetLife Stock Index Portfolio,   companies
MetLife Mid Cap Stock Index
Portfolio, Russell 2000 Index
Portfolio, Morgan Stanley EAFE
Index Portfolio

                                 Other pooled        1      $1,291,000,000       0            N/A
                                 investment
                                 vehicles

                                 Other accounts     11      $5,407,000,000       0            N/A

Mirsad Usejnoski                 Registered          1      $   62,000,000       0            N/A
                                 investment
MetLife Stock Index Portfolio,   companies
MetLife Mid Cap Stock Index
Portfolio, Russell 2000 Index
Portfolio, Morgan Stanley EAFE
Index Portfolio

                                 Other pooled        1      $1,291,000,000       0            N/A
                                 investment
                                 vehicles

                                 Other accounts     11      $5,407,000,000       0            N/A

Tresa Lau,                       Registered          0                 N/A       0            N/A
                                 investment
Lehman Brothers Aggregate Bond   companies
Index Portfolio

                                 Other pooled        0                 N/A       0            N/A
                                 investment
                                 vehicles

                                 Other accounts      8      $4,416,000,000       0            N/A

MATERIAL CONFLICTS OF INTEREST - INDEX PORTFOLIOS

MetLife is not aware of any material conflicts of interest that may arise in connection with the portfolio managers' management of the Index Portfolios and the investments of the other accounts included in the table above. All accounts are index funds and are managed as such.

OTHER ACCOUNTS MANAGED - ZENITH EQUITY PORTFOLIO

                                                                 ACCOUNTS WITH RESPECT TO
                                                                 WHICH THE ADVISORY FEE IS
                                                                BASED ON THE PERFORMANCE OF
                                OTHER ACCOUNTS MANAGED                  THE ACCOUNT
                        --------------------------------------- ---------------------------
   NAME OF PORTFOLIO                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF  TOTAL ASSETS IN
 MANAGER AND PORTFOLIO  CATEGORY OF ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN
        MANAGED           ACCOUNT    CATEGORY      CATEGORY      CATEGORY      CATEGORY
 ---------------------  ----------- ----------- --------------- ----------- ---------------
John F. Guthrie, Jr.,   Registered       5      $3,875,345,494       0            N/A
                        investment
Zenith Equity Portfolio companies

                        Other            0                 N/A       0            N/A
                        pooled
                        investment
                        vehicles

                        Other            0                 N/A       0            N/A
                        accounts

MATERIAL CONFLICTS OF INTEREST- ZENITH EQUITY PORTFOLIO

MetLife Advisers is not aware of any material conflicts of interest that may arise in connection with the management of the Zenith Equity Portfolio and the management of the other accounts included in the table above.

OTHER ACCOUNTS MANAGED - ASSET ALLOCATION PORTFOLIOS

                                                                     ACCOUNTS WITH RESPECT TO
                                                                     WHICH THE ADVISORY FEE IS
                                                                    BASED ON THE PERFORMANCE OF
                                    OTHER ACCOUNTS MANAGED                  THE ACCOUNT
                            --------------------------------------- ---------------------------
    NAME OF PORTFOLIO                    NUMBER OF  TOTAL ASSETS IN  NUMBER OF  TOTAL ASSETS IN
  MANAGER AND PORTFOLIOS    CATEGORY OF ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN
         MANAGED              ACCOUNT    CATEGORY      CATEGORY      CATEGORY      CATEGORY
  ----------------------    ----------- ----------- --------------- ----------- ---------------

Elizabeth M. Forget,        Registered       5      $3,875,345,494       0            N/A
                            investment
Asset Allocation Portfolios companies

                            Other            0                 N/A       0            N/A
                            pooled
                            investment
                            vehicles

                            Other            0                 N/A       0            N/A
                            accounts

Alan Leland,                Registered       5      $3,875,345,494       0            N/A
                            investment
Asset Allocation Portfolios companies

                            Other            0                 N/A       0            N/A
                            pooled
                            investment
                            vehicles

                            Other            0                 N/A       0            N/A
                            accounts

Bradley D. Rhoads,          Registered       5      $3,875,345,494       0            N/A
                            investment
Asset Allocation Portfolios companies

                            Other            0                 N/A       0            N/A
                            pooled
                            investment
                            vehicles

                            Other            0                 N/A       0            N/A
                            accounts

Darrel A. Olson,            Registered       5      $3,875,345,494       0            N/A
                            investment
Asset Allocation Portfolios companies

                            Other            0                 N/A       0            N/A
                            pooled
                            investment
                            vehicles

                            Other            0                 N/A       0            N/A
                            accounts

Anthony J. Dufault,         Registered       5      $3,875,345,494       0            N/A
                            investment
Asset Allocation Portfolios companies

                            Other            0                 N/A       0            N/A
                            pooled
                            investment
                            vehicles

                            Other            0                 N/A       0            N/A
                            accounts

John F. Guthrie, Jr.,       Registered       6      $4,904,728,435       0            N/A
                            investment
Asset Allocation Portfolios companies

                            Other            0                 N/A       0            N/A
                            pooled
                            investment
                            vehicles

                            Other            0                 N/A       0            N/A
                            accounts


Thomas C. McDevitt,         Registered       5   $   3,875,345,494       0            N/A
                            investment
Asset Allocation Portfolios companies

                            Other            0                 N/A       0            N/A
                            pooled
                            investment
                            vehicles

                            Other            0                 N/A       0            N/A
                            accounts

MATERIAL CONFLICTS OF INTEREST - ASSET ALLOCATION PORTFOLIOS

MetLife Advisers is not aware of any material conflicts of interest that may arise in connection with the management of the Asset Allocation Portfolios and the management of the other accounts included in the table above.

COMPENSATION - INDEX PORTFOLIOS, ZENITH EQUITY PORTFOLIO AND ASSET ALLOCATION PORTFOLIOS

The portfolio managers for the Index Portfolios, Zenith Equity Portfolio, and Asset Allocation Portfolios are compensated following MetLife's compensation methodology, which applies to all employees. Employees receive a salary and are eligible to receive an incentive bonus. The portfolio managers receive a majority of their compensation in the form of base salary. The size of the incentive pool is based on various factors, including MetLife-wide performance and business unit performance. The bonus for each individual is based on a number of qualitative and quantitative performance factors. These factors include performance versus individual goals and objectives, judgment, communications skills, innovation and teamwork. Years of experience and level of responsibility also are factors in determining bonus size. This bonus is not tied directly to the performance of Portfolios or the other accounts included in the tables above. All employees are eligible for participation in MetLife's retirement plan, which applies to all company employees.

The portfolio managers who are officers of MetLife are eligible to participate in its deferred compensation program, which allows officers to elect to defer a portion of their total annual compensation. Certain senior officers of MetLife are also eligible to receive Long-Term Incentive payments (LTIs). LTIs may be comprised of stock options, performance shares and cash. They give eligible employees a stake in MetLife's long-term performance as well as providing such employees with an opportunity for significant financial gain when MetLife experiences financial success. Stock options are granted to eligible employees on an annual basis and provide the potential for financial gain, without personal investment, equal to the increase in the price of MetLife stock from the price on the date of grant. Eligible employees have a ten-year exercise period for vested options. Performance shares are awarded to certain senior officers as part of a three-year plan. At the end of the three-year period, the number of shares awarded is adjusted up or down based on business performance over the period. The primary performance measures are total shareholder return and operating earnings per share. Adjusted performance share awards can range from zero to 200% of the original grant.

                            DISTRIBUTION AGREEMENTS

MetLife (the "Distributor"), located at 1 Madison Avenue, New York, New York 10010, is the Fund's distributor. The Distributor is an affiliate of the Fund. Under Distribution Agreements with the Fund, the Distributor serves as the general distributor of shares of each class of each Portfolio, which are sold at the net asset value of such class without any sales charge. The offering of each Portfolio's shares is continuous. Shares are offered for sale only to certain insurance company separate accounts and Qualified Plans. The Distributor receives no compensation from the Fund or purchasers of a Portfolio's shares for acting as distributor of the Fund's Class A shares. The Distribution Agreements do not obligate the Distributor to sell a specific number of shares.

In the future, the Fund may offer shares to be purchased by separate accounts of life insurance companies not affiliated with MetLife to support insurance contracts they issue.

The following is a description of the Distribution and Services Plan for the Zenith Portfolios and the Asset Allocation Portfolios:

   Pursuant to a Class B and Class E Distribution and Services Plan (the "Distribution and Services Plan") adopted under Rule 12b-1 under the 1940 Act for such Portfolios, the Fund may pay the Distributor a fee (the "Service Fee") at an annual rate not to exceed 0.25% of each such Portfolio's average daily net assets attributable to the Class B shares and Class E shares. The Distributor may pay all or any portion of the Service Fee in respect of Class B or Class E shares of any such Portfolio to insurance companies, securities dealers or other financial intermediaries (including, but not limited to, any affiliate of the Distributor) as service fees pursuant to agreements with such organizations for providing personal services to investors in such class and/or the maintenance of shareholder and contract owner accounts, and may retain all or any portion of the Service Fee in respect of such class as compensation for providing personal services to investors in such class and/or the maintenance of shareholder accounts.

   The Distribution and Services Plan also authorizes each such Portfolio to pay to the Distributor a distribution fee (the "Distribution Fee" and together with the Service Fee, the "Fees") at an annual rate of up to 0.25% of the Portfolio's average daily net assets attributable to the Class B shares and Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. The Distributor may pay all or any portion of the Distribution Fee in respect of Class B or Class E shares of any such Portfolio to insurance companies, securities dealers or other financial intermediaries (including, but not limited to, any affiliate of the Distributor) as commissions, asset-based sales charges or other compensation with respect to the sale of shares of such class, and may retain all or any portion of the Distribution Fee in respect of such class as compensation for the Distributor's services as principal underwriter of the shares of such class.

   Under the Distribution Agreement for such Portfolios, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares and 0.15% of average daily net assets in the case of Class E shares.

The following is a description of the Distribution Plan for Portfolios other than the Zenith Portfolios and the Asset Allocation Portfolios:

   Pursuant to the Class B and Class E Distribution Plan (the "Distribution Plan") adopted under Rule 12b-1 under the 1940 Act for such Portfolios, the Fund compensates the Distributor from assets attributable to each of the Class B and Class E shares for services rendered and expenses borne in connection with activities primarily intended to result in the sales of that class.

   The Distribution Plan provides that the Fund, on behalf of each such Portfolio that issues Class B and/or Class E shares, may pay up to 0.50% of the average daily net assets of each such Portfolio attributable to its Class B and Class E shares for activities in connection with the distribution of those classes of shares. Under the Distribution Agreement for such Portfolios, however, such payments are currently limited to 0.25% for the Class B Shares and 0.15% for the Class E Shares.

   Each of the Distribution Plan and the Distribution and Services Plan (the "Plans") is what is known as a "compensation plan" because the Fund makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. The Board of Directors of the Fund will take into account the level of expenditures in connection with their annual consideration of whether to renew the Plans. The fees payable with respect to a particular class of a Portfolio may not be used to subsidize the distribution of shares of, or provision of shareholder services to, any other class of any Portfolio. Subject to the foregoing sentence, some or all of the fees paid to the Distributor may be spent on any activities or expenses primarily intended to result in the sale of Class B shares and Class E shares, including but not limited to the following:

    (a) printing and mailing of prospectuses, statements of additional information and reports for prospective purchasers of variable annuity or variable life insurance contracts ("Variable Contracts") or Qualified Plans investing indirectly in a class of shares of the Fund;

    (b) the development, preparation, printing and mailing of Fund advertisements, sales literature and other promotional materials describing and/or relating to the Fund;

    (c) holding seminars and sales meetings designed to promote the distribution of the Class B or Class E shares;

    (d) obtaining information and providing explanations to Variable Contract owners regarding Fund investment objectives and policies and other information about the Fund and its Portfolios, including the performance of the Portfolios;

    (e) training sales personnel regarding the Fund;

    (f) compensating sales personnel in connection with the allocation of cash values and premiums of the Variable Contracts to the Fund;

    (g) personal services and/or maintenance of Variable Contract owner accounts with respect to Class B or Class E shares attributable to such accounts;

    (h) compensation to and expenses of employees of the Distributor, including overhead and telephone expenses, who engage in the distribution of a class of shares; and

    (i) compensation to financial intermediaries and broker-dealers to pay or reimburse them for their services or expenses in connection with the distribution of Variable Contracts.

   The Board of Directors, including the directors who are not "interested persons" (as defined in the 1940 Act) (the "Independent Directors") and who have no direct or indirect financial interest in the operation of the Plans or in any agreements relating to the Plans ("Qualified Directors"), has determined, in the exercise of its reasonable business judgment, that the Plans are reasonably likely to benefit the Fund and its Class B and Class E shareholders and has approved the Plans' adoption. The Fund anticipates that the Plans will enhance the sales of Class B shares and Class E shares and increase or help to maintain the assets of each Portfolio, which over time, may allow the Class B and Class E shareholders and beneficial owners to benefit from certain economies of scale with respect to fixed costs of the Portfolio.

   The Plans and any related agreement that is entered into by the Fund in connection with the Plans will continue in effect for a period of more than one year only so long as the continuance is specifically approved at least annually by a vote of the majority of the Fund's Board of Directors, including a majority of the Qualified Directors, or, with respect to any class by a vote of the outstanding voting securities of that class, cast in person at a meeting called for the purpose of voting on the Plans or any such related agreement. Also, the Plans and any such related agreement may be terminated, with respect to any class, at any time by vote of a majority of the outstanding shares of that class of that Portfolio or by vote of a majority of the Qualified Directors. Each Plan also provides that it may not be amended, with respect to any class of any Portfolio, to increase materially the amount of fees payable thereunder without the approval of such class of shares.

   The table below shows the amount paid by each Portfolio to the Distributor pursuant to the Plans for the year ended December 31, 2004:

                                                TOTAL FEES PAID TO
              PORTFOLIO                            DISTRIBUTOR
              ---------                         ------------------
              BlackRock Aggressive Growth           $   26,630
              BlackRock Bond Income                 $  365,272
              BlackRock Diversified                 $  129,165
              BlackRock Investment Trust            $  116,665
              BlackRock Large Cap Value             $   76,124
              BlackRock Legacy Large Cap Growth     $  103,809
              BlackRock Money Market                $  198,029
              BlackRock Strategic Value             $  393,381
              Capital Guardian U.S. Equity          $  107,206
              Davis Venture Value                   $1,769,571
              FI International Stock                $  121,752
              FI Mid Cap Opportunities              $  105,543
              FI Value Leaders                      $   40,945

                                                      TOTAL FEES PAID TO
        PORTFOLIO                                        DISTRIBUTOR
        ---------                                     ------------------
        Franklin Templeton Small Cap Growth               $   87,944
        Harris Oakmark Focused Value                      $1,939,341
        Harris Oakmark Large Cap Value                    $  224,604
        Jennison Growth                                   $  948,744
        Lehman Brothers Aggregate Bond Index              $  510,964
        Loomis Sayles Small Cap                           $   64,375
        MetLife Mid Cap Stock Index                       $  199,206
        MetLife Stock Index                               $1,216,830
        MFS Investors Trust                               $  156,921
        MFS Total Return                                  $  244,870
        Morgan Stanley EAFE Index                         $  209,584
        Neuberger Berman Mid Cap Value                    $  194,621
        Oppenheimer Global Equity                         $   22,078
        Russell 2000 Index                                $  206,451
        Salomon Brothers Strategic Bond Opportunities     $  226,378
        Salomon Brothers U.S. Government                  $  203,946
        T. Rowe Price Large Cap Growth                    $   78,700
        T. Rowe Price Small Cap Growth                    $   43,127
        Zenith Equity*                                           N/A

* There were no Class B or Class E shares of this Portfolio outstanding during the year ended December 31, 2004.

   The amounts received by the Distributor have been used to defray various costs incurred or paid by the Distributor in connection with personal services to and/or the maintenance of shareholder and contract owner accounts, commissions, the printing and mailing of Fund prospectuses, statements of additional information and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class B and Class E shares.

                                OTHER SERVICES

Custodial Arrangements. State Street Bank and Trust Company ("State Street
______________________
Bank"), 225 Franklin Street, Boston, Massachusetts 02110, is the Fund's custodian and fund accounting agent. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to each Portfolio and, in such capacity, is the registered owner of securities held in book-entry form belonging to the Portfolio. Upon instruction, State Street Bank receives and delivers cash and securities of the Portfolios in connection with Portfolio transactions and collects all dividends and other distributions made with respect to Portfolio securities. State Street Bank also maintains certain accounts and records of the Fund and calculates the total net asset value, total net income and net asset value per share of each class of each Portfolio on a daily basis.

Independent Registered Public Accounting Firm. The Board of Directors annually
_____________________________________________
approves an independent registered public accounting firm which is expert in accounting and auditing. Deloitte & Touche LLP, 200 Berkeley Street, Boston, MA 02116, the Fund's independent registered public accounting firm, assists in the preparation of federal and state income tax returns and consults with the Fund as to matters of accounting and federal and state income taxation. The Fund's financial statements for the 12 months ended December 31, 2004, incorporated by reference into this SAI, have been audited by Deloitte & Touche LLP. The Fund relies on this firm's report which appears with the financial statements.

Portfolio Consultant. For each ASSET ALLOCATION PORTFOLIO, MetLife Advisers has
____________________
hired Standard & Poor's Investment Advisory Services, LLC ("SPIAS") to provide research and consulting services with respect to the periodic asset allocation targets for the Portfolio and investments in the Underlying Portfolios, which may assist MetLife Advisers in determining the Underlying Portfolios that may be available for investment and the selection and allocation of the Portfolio's investments among the Underlying Portfolios. MetLife Advisers pays consulting fees to SPIAS for these services.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

   Some of the Fund's portfolio transactions are placed with brokers and dealers who provide the investment adviser or subadvisers with supplementary investment and statistical information or furnish market quotations to the Fund or other investment companies advised by the investment adviser or subadvisers. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce the expenses of the investment adviser or subadvisers. The services may also be used by the investment adviser or subadvisers in connection with their other advisory accounts and in some cases may not be used with respect to the Fund.

   The ASSET ALLOCATION PORTFOLIOS invest primarily in the Underlying Portfolios and do not incur commissions or sales charges in connection with investments in the Underlying Portfolios. However, the ASSET ALLOCATION PORTFOLIOS bear such costs indirectly through their investment in the Underlying Portfolios. Similarly, ZENITH EQUITY bears such costs indirectly through its investment in the Zenith Underlying Portfolios. Accordingly, the following description is relevant for the ASSET ALLOCATION PORTFOLIOS, ZENITH EQUITY and the Underlying Portfolios.

Fixed-Income Portfolio Transactions. It is expected that certain portfolio
___________________________________
transactions of BLACKROCK BOND INCOME, BLACKROCK DIVERSIFIED, BLACKROCK MONEY MARKET, LEHMAN BROTHERS AGGREGATE BOND INDEX, MFS TOTAL RETURN, SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES AND SALOMON BROTHERS U.S. GOVERNMENt in bonds, notes and money market instruments will generally be with issuers or dealers on a net basis without a stated commission.

Equity Portfolio (Common Stock) Transactions. In placing orders for the
____________________________________________
purchase and sale of portfolio securities, each subadviser of BLACKROCK AGGRESSIVE GROWTH, BLACKROCK STRATEGIC VALUE, BLACKROCK DIVERSIFIED, BLACKROCK INVESTMENT TRUST, BLACKROCK LEGACY LARGE CAP GROWTH, BLACKROCK LARGE CAP VALUE, CAPITAL GUARDIAN U.S. EQUITY, DAVIS VENTURE VALUE, FRANKLIN TEMPLETON SMALL CAP GROWTH, FI INTERNATIONAL STOCK, FI MID CAP OPPORTUNITIES, FI VALUE LEADERS, HARRIS OAKMARK FOCUSED VALUE, HARRIS OAKMARK LARGE CAP VALUE, JENNISON GROWTH, LOOMIS SAYLES SMALL CAP, METLIFE MID CAP STOCK INDEX, METLIFE STOCK INDEX, MFS INVESTORS TRUST, MFS TOTAL RETURN, MORGAN STANLEY EAFE INDEX, NEUBERGER BERMAN MID CAP VALUE, OPPENHEIMER GLOBAL EQUITY, RUSSELL 2000 INDEX, T. ROWE PRICE LARGE CAP GROWTH and T. ROWE PRICE SMALL CAP GROWTH selects only brokers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates or prices which, when combined with the quality of the foregoing services, will produce best price and execution for the transaction. In the case of equity securities, this does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Such Portfolios' subadvisers will use their best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.

   A subadviser may cause a Portfolio it manages to pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a securities transaction for a Portfolio in excess of the amount another broker-dealer would have charged effecting that transaction. The subadviser must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or the subadviser's overall responsibilities to the Fund and its other clients. A subadviser's authority to cause a Portfolio it manages to pay such greater commissions is also subject to such policies as the Directors of the Fund may adopt from time to time.

   The following services may be considered by subadvisers when selecting brokers:

  . RECOMMENDATIONS AND ADVICE about market projections and data, security values, asset allocation and portfolio evaluation, purchasing or selling specific securities, and portfolio strategy;

  . SEMINARS, INFORMATION, ANALYSES, AND REPORTS concerning companies, industries, securities, trading markets and methods, legislative and political developments, changes in accounting practices and tax law, economic and business trends, proxy voting, issuer credit-worthiness, technical charts and portfolio strategy;

  . ACCESS to research analysts, corporate management personnel, industry experts, economists, government representatives, technical market measurement services and quotation services, and comparative performance evaluation;

  . PRODUCTS AND OTHER SERVICES including financial publications, reports and analysis, electronic access to data bases and trading systems, computer equipment, software, information and accessories; and

  . STATISTICAL AND ANALYTICAL DATA relating to various investment companies, including historical performance, expenses and fees, and risk measurements.

   Research services provided by brokers through which a subadviser effects securities transactions on behalf of a Portfolio may be used by the subadviser in servicing all of its accounts. Therefore, not all of these services may be used by the subadviser in connection with the Fund.

   The following table shows the brokerage commissions paid by the Fund for each of the Portfolios listed below for the years ended December 31, 2002, 2003 and 2004:

 PORTFOLIO                                         2002         2003         2004
 ---------                                      ----------   ----------   ----------
 BlackRock Aggressive Growth                    $3,710,518   $2,721,761   $2,920,804
 BlackRock Bond Income                          $  118,251   $  110,432   $  305,426
 BlackRock Diversified                          $3,733,157   $3,039,083   $3,352,520
 BlackRock Investment Trust                     $5,295,167   $4,484,765   $4,706,249
 BlackRock Large Cap Value                      $   28,195   $   82,110   $  143,984
 BlackRock Legacy Large Cap Growth              $4,881,312   $3,093,320   $2,357,146
 BlackRock Money Market                                N/A          N/A          N/A
 BlackRock Strategic Value                      $1,198,868   $1,446,240   $1,641,069
 Capital Guardian U.S. Equity                   $  777,297   $  345,062   $  287,977
 Davis Venture Value                            $  722,687   $  519,422   $  812,095
 FI International Stock                         $  587,360   $1,037,264   $1,096,618
 FI Mid Cap Opportunities                       $1,783,484   $  763,405   $5,192,681
 FI Value Leaders                               $2,576,192   $  754,678   $2,334,802
 Franklin Templeton Small Cap Growth            $   78,969   $   88,126   $  132,226
 Harris Oakmark Focused Value                   $  738,720   $1,288,300   $1,060,899
 Harris Oakmark Large Cap Value                 $  409,118   $  243,640   $  332,184
 Jennison Growth                                $  925,760   $  914,737   $1,362,722
 Lehman Brothers Aggregate Bond Index                  N/A          N/A   $        0
 Loomis Sayles Small Cap                        $1,648,902   $1,565,481   $1,836,272
 MetLife Mid Cap Stock Index                    $   89,095   $   41,514   $   50,875
 MetLife Stock Index                            $   99,656   $   82,395   $   45,026
 MFS Investors Trust                            $   65,338   $  167,261   $  259,526
 MFS Total Return                               $  205,455   $  165,182   $  452,908
 Morgan Stanley EAFE Index                      $  132,646   $  207,667   $  320,315
 Neuberger Berman Mid Cap Value                 $  447,128   $  482,554   $  699,205
 Oppenheimer Global Equity                      $  182,195   $  464,677   $  453,803
 Russell 2000 Index                             $  173,823   $   95,443   $   89,483
 Salomon Brothers Strategic Bond Opportunities         N/A   $    1,442   $   20,293
 Salomon Brothers U.S. Government                      N/A   $    1,278   $   16,898
 T. Rowe Price Large Cap Growth                 $  208,653   $  176,814   $  262,549
 T. Rowe Price Small Cap Growth                 $  348,813   $  206,204   $  262,312
 Zenith Equity                                  $4,285,752          N/A          N/A

   Differences between the amount of brokerage commissions paid by a Portfolio during the most recent fiscal year and the amount paid during the two previous years may be due to fluctuations in subscriptions and redemptions, volatility of the relevant market or the repositioning of securities holdings following a change in the Portfolio's subadviser or a Portfolio merger.

   For the fiscal year ending December 31, 2004, the following Portfolios paid commissions to brokers because of research services provided: BLACKROCK AGGRESSIVE GROWTH paid $102,687 based on related transactions of $60,982,765; BLACKROCK DIVERSIFIED paid $452,911 based on related transactions of $295,390,491; BLACKROCK INVESTMENT TRUST paid $756,573 based on related transactions of $450,774,268; BLACKROCK LEGACY LARGE CAP GROWTH paid $229,352 based on related transactions of $130,655,851; BLACKROCK STRATEGIC VALUE paid $222,094 based on related transactions of $72,268,153; BLACKROCK LARGE CAP VALUE paid $7,435 based on related transactions of $5,223,680; FI INTERNATIONAL STOCK paid $1,094,425 based on related transactions of $653,271,195; FI MID CAP OPPORTUNITIES paid $4,859,795 based on related transactions of $3,173,350,554; FI VALUE LEADERS paid $2,227,799 based on related transactions of $1,620,339,628; FRANKLIN TEMPLETON SMALL CAP GROWTH paid $14,337 based on related transactions of $10,619,585; HARRIS OAKMARK FOCUSED VALUE paid $177,960 based on related transactions of $105,359,570; HARRIS OAKMARK LARGE CAP VALUE paid $112,568 based on related transactions of $65,738,870; JENNISON GROWTH paid $289,968 based on related transactions of $242,260,262; LOOMIS SAYLES SMALL CAP paid $175,075, based on related transactions of $198,036,463; MFS INVESTORS TRUST paid $36,172 based on related transactions of $23,494,583; MFS TOTAL RETURN paid $49,111 based on related transactions of $33,976,681; NEUBERGER BERMAN MID CAP VALUE paid $24,880 based on related transactions of $17,020,096; T. ROWE PRICE LARGE CAP GROWTH paid $5,718 based on related transactions of $4,261,476; and T. ROWE PRICE SMALL CAP GROWTH paid $6,857 based on related transactions of $2,441,326. The provision of research services was not necessarily a factor in the placement of all of business set out above for the FI MID CAP OPPORTUNITIES, FI INTERNATIONAL STOCK and FI VALUE LEADERS with such firms.

   The Board of Directors has adopted policies which authorize each subadviser to place trades, consistent with best execution, with certain brokers that have agreed to apply a portion of their commissions with respect to a Portfolio to that Portfolio's expenses.

   The Board of Directors has also approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a Portfolio may purchase securities that are offered in underwritings in which an affiliate of that Portfolio's subadviser participates. These procedures prohibit a Portfolio from directly or indirectly benefiting a subadviser affiliate in connection with such underwritings. In addition, for underwritings where a subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Portfolio could purchase in the underwritings.

Affiliated Brokerage
____________________

   A Portfolio may pay brokerage commissions to an affiliated broker for acting as the respective Portfolio's agent on purchases and sales of securities for the portfolio of the Portfolio. SEC rules require that commissions paid to an affiliated broker of a mutual fund for portfolio transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair" compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Directors of the Fund, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliated brokers and will review these procedures periodically.

   For the fiscal years ended December 31, 2002, 2003, and 2004, BLACKROCK LEGACY LARGE CAP GROWTH paid $3,553,070, $2,265,957, and $668,675, respectively, in brokerage commissions to Fred Alger and Company, Inc., an affiliated broker of the former subadviser to the Portfolio, Fred Alger Management, Inc. For the fiscal year ended December 31, 2004, 28.36% of the Portfolio's aggregate brokerage commissions were paid to this broker. For the period in 2004 during which Fred Alger Management, Inc. was subadviser to the Portfolio (January 1 through April 30), 60.5% of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions was effected through this broker.

   For the fiscal year ended December 31, 2004, FI INTERNATIONAL STOCK paid $909 in brokerage commissions to Fidelity Capital Markets, an affiliated broker. For the fiscal year ended December 31, 2004, 0.08% of the Portfolio's aggregate brokerage commissions were paid to this broker and 0.05% of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions was effected through this broker. There were no affiliated brokerage transactions in 2002 and 2003.

   For the fiscal year ended December 31, 2004, FI MID CAP OPPORTUNITIES paid $60,190 in brokerage commissions to Fidelity Capital Markets, an affiliated broker. For the fiscal year ended December 31, 2004, 1.22% of the Portfolio's aggregate brokerage commissions were paid to this broker and 0.05% of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions was effected through this broker. There were no affiliated brokerage transactions in 2002 and 2003.

   For the fiscal years ended December 31, 2002, 2003, and 2004, FI VALUE LEADERS paid $857, $16,307, and $71,290, respectively, in brokerage commissions to Fidelity Capital Markets, an affiliated broker. For the fiscal year ended December 31, 2004, 3.06% of the Portfolio's aggregate brokerage commissions were paid to this broker and 0.06% of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions was effected through this broker.

   For the fiscal years ended December 31, 2003, and 2004, JENNISON GROWTH paid a total of $7,400 and $6,445, respectively, in brokerage commissions to Wachovia Capital Markets, an affiliated broker. For the fiscal year ended December 31, 2004, 0.47% of the Portfolio's aggregate brokerage commissions were paid to this broker and 0.25% of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions was effected through this broker. There were no affiliated brokerage transactions in 2002.

   For the fiscal years ended December 31, 2002, 2003, and 2004, HARRIS OAKMARK FOCUSED VALUE paid $246,659, $287,680 and $83,865, respectively, in brokerage commissions to Harris Associates Securities L.P., an affiliated broker of Harris Associates L.P. For the fiscal year ended December 31, 2004, 7.92% of the Portfolio's aggregate brokerage commissions were paid to this broker and 9.57% of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions was effected through this broker.

   For the fiscal years ended December 31, 2002, 2003, and 2004, HARRIS OAKMARK LARGE CAP VALUE paid a total of $173,606, $78,596, and $76,818, respectively, in brokerage commissions to Harris Associates Securities, L.P., an affiliated broker. For the fiscal year ended December 31, 2004, 23.12% of the Portfolio's aggregate brokerage commissions were paid to this broker and 33.22% of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions was effected through this broker.

   For the fiscal years ended December 31, 2002, 2003, and 2004, NEUBERGER BERMAN MID CAP VALUE paid a total of $196,958, $216,437 and $117,448, respectively, in brokerage commissions to Neuberger Berman, LLC and Lehman Brothers Inc., affiliated brokers. For the fiscal year ended December 31, 2004, 16.8% of the Portfolio's aggregate brokerage commissions were paid to these brokers and 17.11% of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions was effected through these brokers.

Regular Broker-Dealers
______________________

   For each Portfolio that bought securities of its regular brokers or dealers (or of their parents) during the fiscal year ended December 31, 2004, the table below sets out the name of the broker or dealer and the aggregate value of the securities of the regular broker or dealer (or parent) held by the Portfolio as of December 31, 2004.

                                                          AGGREGATE VALUE OF
                                                         SECURITIES OF REGULAR
                                                           BROKER-DEALER OR
                                                      PARENT HELD BY PORTFOLIO AS
PORTFOLIO                    REGULAR BROKER OR DEALER    OF DECEMBER 31, 2004
---------                    ------------------------ ---------------------------
Capital Guardian U.S. Equity     Bank of America                      N/A
                                 Citigroup                            N/A
                                 Goldman Sachs                $ 1,924,740
                                 JPMorgan Chase & Co.         $11,787,730
                                 Morgan Stanley                       N/A
Davis Venture Value              JPMorgan Chase & Co.         $72,636,932

                                                              AGGREGATE VALUE OF SECURITIES OF
                                                                  REGULAR BROKER-DEALER OR
                                                               PARENT HELD BY PORTFOLIO AS OF
PORTFOLIO                            REGULAR BROKER OR DEALER        DECEMBER 31, 2004
---------                            ------------------------ --------------------------------
                                      Morgan Stanley                    $ 20,831,659
                                      State Street                      $  9,725,760
FI Value Leaders                      Bank of America                   $ 19,493,989
                                      Citigroup                         $  7,071,186
                                      Goldman Sachs                              N/A
                                      Lehman Brothers                   $  4,365,252
                                      Merrill Lynch                     $  9,138,833
                                      Morgan Stanley                    $  4,486,016
FI Mid Cap Opportunities              Lehman Brothers                            N/A
FI International Stock                Deutsche Bank                              N/A
                                      UBS                               $  4,143,288
Harris Oakmark Large Cap Value        Citigroup                         $ 10,546,602
                                      US Bancorp                        $  9,818,820
                                      Piper Jaffray                              N/A
Jennison Growth                       Goldman Sachs                     $ 11,662,884
                                      JPMorgan Chase & Co.              $ 20,786,869
                                      Citigroup                                  N/A
                                      State Street                               N/A
                                      Morgan Stanley                             N/A
                                      Lehman Brothers                   $  8,398,080
                                      Merrill Lynch                     $ 16,723,646
Lehman Brothers Aggregate Bond Index  Morgan Stanley                    $  1,381,282
MetLife Stock Index                   Bank of America                   $ 80,430,340
                                      Citigroup                         $105,958,323
                                      Goldman Sachs                     $ 21,346,927
                                      Lehman Brothers                   $  9,987,504
                                      Morgan Stanley                    $ 25,752,286
Neuberger Berman Mid Cap Value        Bear Stearns                      $ 11,550,799
Oppenheimer Global Equity             CSFB                              $  1,235,226
                                      Lehman Brothers                            N/A
                                      Goldman Sachs                              N/A
                                      Daiwa Securities                  $  1,184,246
Salomon Brothers Strategic Bond       JPMorgan Chase & Co               $    979,402
  Opportunities                       Morgan Stanley                    $    697,073

T. Rowe Price Large Cap Growth        Merrill Lynch                     $  2,922,753
                                      UBS                               $  3,665,592
                                      Citigroup                         $ 10,017,344
                                      Goldman Sachs                     $  1,550,196
                                      State Street                      $  5,275,488
T. Rowe Price Small Cap Growth        Legg Mason Wood Walker            $    831,428

Portfolio Turnover
__________________

   The portfolio turnover rates of each Portfolio for the last five fiscal years (or the life of the Portfolio for those Portfolios that have not been in existence for five years) are included in the Prospectus under "Financial Highlights." A Portfolio's turnover rate may vary significantly from time to time depending on the volatility of economic and market conditions. Variations in portfolio turnover rates may also be due to a fluctuating volume of subscriptions and redemptions or due to a change in a Portfolio's subadviser.

                                CODE OF ETHICS

   The Fund, MetLife, MetLife Advisers, and each subadviser have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act that establishes procedures for the detection and prevention of certain conflicts of interest, including activities by which persons having knowledge of the investments and investment intentions of the Fund might take advantage of that knowledge for their own benefit. Although each Code of Ethics does not prohibit employees who have knowledge of the investments and investment intentions of any Portfolio of the Fund from engaging in personal securities investing, it does regulate such personal securities investing so that conflicts of interest may be avoided.

                            DESCRIPTION OF THE FUND

   The Fund, an open-end management investment company registered under the 1940 Act, was formed on November 23, 1982 as corporation under the laws of Maryland pursuant to Articles of Incorporation (the "Articles") filed on November 23, 1982, as amended. On May 1, 2003, the Fund succeeded to the operations of seventeen series of the New England Zenith Fund, a Massachusetts business trust. Each of BLACKROCK BOND INCOME, BLACKROCK LEGACY LARGE CAP GROWTH, BLACKROCK MONEY MARKET, CAPITAL GUARDIAN U.S. EQUITY, DAVIS VENTURE VALUE, FI VALUE LEADERS, HARRIS OAKMARK FOCUSED VALUE, JENNISON GROWTH, LOOMIS SAYLES SMALL CAP, MFS INVESTORS TRUST, MFS TOTAL RETURN, SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES, SALOMON BROTHERS U.S. GOVERNMENT and ZENITH EQUITY was formerly a series of the New England Zenith Fund.

   Each Portfolio is classified under the 1940 Act as "diversified" except HARRIS OAKMARK FOCUSED VALUE and each ASSET ALLOCATION PORTFOLIO, which are non-diversified.

   Each Portfolio's issued and outstanding shares participate equally in dividends and distributions declared by such Portfolio and receive a portion (divided equally among all of the Portfolio's outstanding shares) of the Portfolio's assets (less liabilities) if the Portfolio is liquidated or dissolved. Liabilities which are not clearly assignable to a Portfolio are generally allocated among the Portfolios in proportion to their relative net assets. In the unlikely event that any Portfolio has liabilities in excess of its assets, the other Portfolios may be held responsible for the excess liabilities.

   Portfolio shares, when issued, are fully paid and non-assessable. In addition, there are no preference, preemptive, conversion, exchange or similar rights, and shares are freely transferable. Shares do not have cumulative voting rights.

   MetLife paid all of the organizational expenses of the Fund and will not be reimbursed.

   As of March 31, 2005, 100% of the outstanding voting securities of the Fund were owned by separate accounts of MetLife, NELICO, MetLife Investors and/or General American (or any affiliate of any such company), and may, from time to time, be owned by those separate accounts or the separate accounts and general accounts of such companies (or any affiliate of any such company). Therefore, as of March 31, 2005, MetLife, NELICO, MetLife Investors and General American were each presumed to be in control (as that term is defined in the 1940 Act) of the Fund.

Voting Rights
_____________

   Each share has one vote and fractional shares have fractional votes. When there is a difference of interests between the Portfolios, votes are counted on a per Portfolio basis; otherwise the shares of all Portfolios are totaled. Shares in a Portfolio not affected by a matter are not entitled to vote on that matter. A Portfolio-by-Portfolio vote may occur, for example, when there are proposed changes to a particular Portfolio's fundamental investment policies or advisory or distribution agreements.

   Each insurance company is the legal owner of shares attributable to variable life insurance and variable annuity contracts issued by its separate accounts, and has the right to vote those shares. Pursuant to the current view of the SEC staff, each insurance company will vote the shares held in each separate account registered with the SEC in accordance with instructions received from owners of variable life insurance and variable annuity contracts issued by that separate account. To the extent voting privileges are granted by the issuing insurance company to unregistered separate accounts, shares for which no timely instructions are received will be voted for, voted against, or withheld from voting on any proposition in the same proportion as the shares held in that separate account for all contracts for which voting instructions are received. All Fund shares held by the general investment account (or any unregistered separate account for which voting privileges are not extended) of each insurance company will be voted by that insurance company in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the shares that are voted in proportion to such voting instructions are received. Shares held by certain eligible qualified retirement plans ("Qualified Plans") will vote directly and will not be voted in the same proportion as shares held by the Insurance Companies in their separate accounts registered as unit investment trusts.

Shareholder Meetings
____________________

   Regular annual shareholder meetings are not required and the Fund does not expect to have regular meetings. For certain purposes, the Fund is required to have a shareholder meeting. Examples of the reasons a meeting might be held are to: (a) approve certain agreements required by securities laws; (b) change fundamental investment objectives and restrictions of the Portfolios; and (c) fill vacancies on the Board of Directors when less than a majority have been elected by shareholders. The Fund assists with all shareholder communications. Except as mentioned above, directors will continue in office and may appoint directors for vacancies.

                                     TAXES

   Set forth below is a discussion of certain U.S. federal income tax consequences relating to the ownership of shares in the Portfolios by life insurance companies for the purpose of funding variable life insurance policies. This discussion does not purport to be complete or to deal with all aspects of federal income taxation. It deals only with the status of the Portfolios as regulated investment companies ("RICs") under subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and the application of the diversification rules of Section 817(h) of the Code. This discussion is based upon the present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive.

   The discussion below is generally based on the assumption that the shares of each Portfolio will be respected as owned by insurance company separate accounts. If this is not the case, the person or persons determined to own the Portfolios' shares will be currently taxed on the Portfolios' distributions, and on the proceeds of any redemption of the Portfolios' shares, under the Code rules.

   For information concerning the federal tax consequences to a holder of a variable contract, refer to the prospectus for the particular contract. Because insurance companies (and certain other investors) will be the only shareholders of a Portfolio, no attempt is made here to particularly describe the tax aspects of an investment in such a Portfolio.

   Each of the Portfolios intends to qualify each year as a RIC under Subchapter M of the Code. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. In order to qualify for the special tax treatment accorded RICs and their shareholders under the Code, each Portfolio must (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and certain other related income, including generally, certain gains from options, futures, and forward contracts derived with respect to its business of investing in such stock securities, or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter of the Portfolio's taxable year, (i) at least 50% of the market value of the Portfolio's assets is represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities limited in respect of any one issuer to an amount that does not exceed 10% of the outstanding voting securities of such issuer or 5% of the value of the Portfolio's total assets; and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities and securities of other RICs) of any one issuer or two or more issuers which the Portfolio controls and which are engaged in the same, similar or related trades or businesses.

   As a RIC, a Portfolio generally will not be subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Portfolio's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. Each Portfolio intends to distribute substantially all of such income.

   If a Portfolio were to fail to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders, and (2) each insurance company separate account invested in the Portfolio would fail to satisfy the diversification requirements of Section 817(h) of the Code, described below, with the result that the contracts supported by that account would no longer be eligible for tax deferral. All distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for treatment as a RIC.

   A Portfolio's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Portfolio to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Portfolio may be required to sell securities in its portfolio that it otherwise would have continued to hold.

   Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Portfolio level. The excise tax is generally inapplicable to any RIC whose sole shareholders are either tax-exempt pension trusts or separate accounts of life insurance companies funding variable contracts. Although each Portfolio believes that it is not subject to the excise tax, each Portfolio intends to make the distributions required to avoid the imposition of the tax, provided such payments and distributions are determined to be in the best interest of such Portfolio's shareholders.

   A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Portfolio in October, November or December of that year with a record date in such a month and paid by the Portfolio during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

   Each Portfolio also intends to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts. These requirements, which are in addition to the diversification requirements imposed on the Portfolios by the 1940 Act and Subchapter M of the Code, place certain limitations on assets of each insurance company separate account used to fund variable contracts. Because Section 817(h) and those regulations treat the assets of a Portfolio as assets of the related separate account, these regulations are imposed on the assets of a Portfolio. Specifically, the regulations provide that, after a one year start-up period or, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of the Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets is attributable to cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies. Failure by a Portfolio to satisfy the Section 817(h) requirements would generally cause the variable contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the Internal Revenue Service based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts.

   The Internal Revenue Service has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with the tax-deferred treatment described above. The Treasury Department has issued rulings addressing the circumstances in which a variable contract owner's control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account, and is likely to issue additional rulings in the future. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. A contract holder's control of the investments of the separate accounts in this case is similar to, but different in certain respects from, those described by the IRS in rulings. For example, certain Portfolios are more specific in focus than the investment strategies described in the IRS rulings in which "the ability to choose among broad investment strategies such as stocks, bonds, or money market instruments," and even those including narrower strategies, such as large company stocks, international stocks, small company stocks, mortgage-based securities, telecommunications stocks and financial services stocks, that were held not to constitute sufficient control over individual investment decisions so as to cause ownership of such investments to be attributable to contract owners in that case. The Regulations proposed by the Treasury Department in the summer of 2004 relating to (S) 817(h) and current published IRS guidance do not directly speak to the strategies such as those reflected in the Portfolio, described above. However, the IRS and the Treasury Department may in the future provide further guidance as to what it deems to constitute an impermissible level of "investor control" over a separate account's investments in funds such as the Portfolios, and such guidance could affect the treatment of the Portfolios described herein, including retroactively.

   In the event that additional rules or regulations are adopted, there can be no assurance that a Portfolio will be able to operate as currently described, or that such Portfolio will not have to change its investment objective or investment policies. A Portfolio's investment objective and investment policies may be modified as necessary to prevent any such prospective rules and regulations from causing variable contract owners to be considered the owners of the shares of the Portfolio.

   Under Treasury Regulations, if a shareholder recognizes a loss on a disposition of a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (including, for example, an insurance company holding separate account), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting, requirement, but under current guidance, shareholders of a regulated investment company are not excepted. This filing requirement applies even though, as a practical matter, any such loss would not, for example, reduce the taxable income of an insurance company. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

   Investment by a Portfolio in "passive foreign investment companies" ("PFICs") could subject the Portfolio to U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Portfolio shareholders. However, a Portfolio also may make an election to mark the gains (and to a limited extent the losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Portfolio's taxable year. Such gains and losses are treated as ordinary income and loss. A Portfolio may also elect to treat a PFIC as a "qualified electing fund" ("QEF election"), in which case the Portfolio will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Portfolio to avoid taxation. Making either of these elections therefore may require a Portfolio to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Portfolio's total return.

                                TRANSFER AGENT

   The transfer agent and the dividend paying agent for the Fund, MetLife, is located at One Madison Avenue, New York, New York 10010. MetLife receives no compensation for these services.

                             FINANCIAL STATEMENTS

   The financial statements of each Portfolio (other than the ASSET ALLOCATION PORTFOLIOS, which commenced operations on May 1, 2005) and the related reports of an independent registered public accounting firm included in the annual reports for the Portfolios for the year ended December 31, 2004 are incorporated herein by reference to the Fund's Annual Report as filed with the SEC on March 3, 2005.

                                INDEX SPONSORS

   The Prospectus describes certain aspects of the limited relationship the index sponsors have with the Fund.

   With respect to Standard & Poor's, neither the METLIFE STOCK INDEX PORTFOLIO or the METLIFE MID CAP STOCK INDEX PORTFOLIO is sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of either Portfolio or any member of the public regarding the advisability of investing in securities generally or in either Portfolio particularly or the ability of the S&P 500 Index or the S&P 400 MidCap Index to track general stock market performance. S&P's only relationship to the Licensee is S&P's grant of permission to the Licensee to use the S&P 500 Index or the S&P 400 MidCap Index which are determined, composed and calculated by S&P without regard to the Licensee or either Portfolio. S&P has no obligation to take the needs of the Licensee or the owners of this Portfolio into consideration in determining, composing or calculating the S&P 500 Index or the S&P 400 MidCap Index. S&P is not responsible for and has not participated in the determination of the prices and amount of this Portfolio or the timing of the issuance or sale of this Portfolio or in the determination or calculation of the equation by which this Portfolio is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of this Portfolio.

   S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR THE S&P 400 MIDCAP INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE LICENSEE, OWNERS OF THIS PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR THE S&P 400 MIDCAP INDEX OR ANY DATA INCLUDED THERE. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR THE S&P 400 MIDCAP INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

   In addition, with respect to Morgan Stanley, the Morgan Stanley EAFE(R) INDEX PORTFOLIO is not sponsored, endorsed, sold or promoted by Morgan Stanley. Morgan Stanley makes no representation or warranty, express or implied, to the owners of this Portfolio or any member of the public regarding the advisability of investing in funds generally or in this Portfolio particularly or the ability of the MSCI EAFE(R) index to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of Morgan Stanley and of the MSCI EAFE(R) index which is determined, composed and calculated by Morgan Stanley without regard to the issuer of this Portfolio or this Portfolio. Morgan Stanley has no obligation to take the needs of the issuer of this Portfolio or the owners of this Portfolio into consideration in determining, composing or calculating the MSCI EAFE(R) index. Morgan Stanley is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of this Portfolio to be issued or in the determination or calculation of the equation by which this Portfolio is redeemable for cash. Morgan Stanley has no obligation or liability to owners of this Portfolio in connection with the administration, marketing or trading of this Portfolio.

   ALTHOUGH MORGAN STANLEY SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES WHICH MORGAN STANLEY CONSIDERS RELIABLE, NEITHER MORGAN STANLEY NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN. NEITHER MORGAN STANLEY NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MORGAN STANLEY NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MORGAN STANLEY HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A

PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORGAN STANLEY OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. The MSCI EAFE(R) Index is the exclusive property of Morgan Stanley. Morgan Stanley Capital International is a service mark of Morgan Stanley and has been licensed for use by MetLife.

   With respect to Frank Russell Company, the RUSSELL 2000 INDEX PORTFOLIO is not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Portfolio nor any associated literature or publications and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. Frank Russell Company reserves the right at any time and without notice, to alter, amend, terminate or in any way change its index. The Russell 2000(R) Index is a service mark of the Frank Russell Company. Russell/TM/ is a trademark of the Frank Russell Company. Frank Russell Company has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the index. Frank Russell Company's publication of the index in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the index is based. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE INDEX OR ANY DATA INCLUDED IN THE INDEX. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION OR WARRANTY REGARDING THE USE, OR THE RESULTS OF USE, OF THE INDEX OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE INDEX. FRANK RUSSELL COMPANY MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING, WITHOUT MEANS OF LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

                  APPENDIX A-1 - DESCRIPTION OF BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

                                      Aaa

   Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                      Aa

   Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. See Note 1.

                                       A

   Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future. See Note 1.

                                      Baa

   Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. See Note 1.

                                      Ba

   Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                       B

   Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                      Caa

   Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                      Ca

   Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                       C

   Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Should no rating be assigned by Moody's, the reason may be one of the following:

    (1) An application for rating was not received or accepted.

    (2) The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

    (3) There is a lack of essential data pertaining to the issue or issuer.

    (4) The issue was privately placed, in which case the rating is not published in Moody's publications.

NOTE 1: This rating may include the numerical modifier 1, 2 or 3 to provide a more precise indication of relative debt quality within the category, with 1 indicating the high end of the category, 2 the mid-range and 3 nearer the low end.

STANDARD & POOR'S RATINGS GROUP

                                      AAA

   This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

                                      AA

   Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

                                       A

   Bonds rated A have strong capacity to pay principal and interest although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

                                      BBB

   Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

                                BB, B, CCC, CC

   Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                       C

   The rating C is reserved for income bonds on which no interest is being paid.

                                       D

   Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

   Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

FITCH, INC.

   LONG-TERM CREDIT RATINGS
   ________________________

      Investment Grade
      ________________

                                      AAA

   Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

                                      AA

   Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

                                       A

   High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

                                      BBB

   Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

   SPECULATIVE GRADE
   _________________

                                      BB

   Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

                                       B

   Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

                                  CCC, CC, C

   High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

                                  DDD, DD, D

   Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

   SHORT-TERM CREDIT RATINGS
   _________________________

   A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

                                      F1

   Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

                                      F2

   Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

                                      F3

   Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

                                       B

   Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions

                                       C

   High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

                                       D

   Default. Denotes actual or imminent payment default.

   "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category, to categories below "CCC," or to short-term ratings other than "F1."

   "NR" indicates that Fitch does not rate the issuer or issue in question.

   Withdrawn: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

   Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

   A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are "stable" could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

            APPENDIX A-2 - DESCRIPTION OF COMMERCIAL PAPER RATINGS

STANDARD & POOR'S CORPORATION

                                      A-1

   Commercial paper rated A-1 by S&P has the following characteristics:
Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Commercial paper within the A-1 category which has overwhelming safety characteristics is denoted "A-1+."

                                      A-2

   Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

MOODY'S INVESTORS SERVICE, INC.

                                      P-1

   The rating P-1 is the highest commercial paper rating assigned by Moody's.

                                      P-2

   Issuers rated P-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

   Among the factors considered by Moody's in assigning ratings are the following:

   (1) evaluation of the management of the issuer;

   (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas;

   (3) evaluation of the issuer's products in relation to competition and customer acceptance;

   (4) liquidity;

   (5) amount and quality of long-term debt;

   (6) trend of earnings over a period of ten years;

   (7) financial strength of a parent company and the relationships which exist with the issuer; and

   (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

                                  APPENDIX B

            INFORMATION ABOUT PROXY VOTING POLICIES AND PROCEDURES

BlackRock Advisors, Inc.
Capital Guardian Trust Company
Citigroup Asset Management (Salomon Brothers Asset Management Inc) Davis Selected Advisers, L.P.
Fidelity Management & Research Company
Franklin Advisers, Inc.
Harris Associates L.P.
Jennison Associates LLC
Loomis Sayles & Company, L.P.
Massachusetts Financial Services Company
Metropolitan Life Insurance Company
Neuberger Berman Management Inc.
OppenheimerFunds, Inc.
T. Rowe Price Associates, Inc.

                              PROXY VOTING POLICY
                              ___________________

                                      FOR

                           BLACKROCK ADVISORS, INC.
                           ________________________

               AND ITS AFFILIATED REGISTERED INVESTMENT ADVISERS
               _________________________________________________

Introduction
____________

   This Proxy Voting Policy ("Policy") for BlackRock Advisors, Inc. and its affiliated registered investment advisers ("BlackRock") reflects our duty as a fiduciary under the Investment Advisers Act of 1940 (the "Advisers Act") to vote proxies in the best interests of our clients. In addition, the Department of Labor views the fiduciary act of managing ERISA plan assets to include the voting of proxies. Proxy voting decisions must be made solely in the best interests of the pension plan's participants and beneficiaries. The Department of Labor has interpreted this requirement as prohibiting a fiduciary from subordinating the retirement income interests of participants and beneficiaries to unrelated objectives. The guidelines in this Policy have been formulated to ensure decision-making consistent with these fiduciary responsibilities.

   Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supercede the specific guidelines in this Policy. BlackRock will disclose to our advisory clients information about this Policy as well as disclose to our clients how they may obtain information on how we voted their proxies. Additionally, BlackRock will maintain proxy voting records for our advisory clients consistent with the Advisers Act. For those of our clients that are registered investment companies, BlackRock will disclose this Policy to the shareholders of such funds and make filings with the Securities and Exchange Commission and make available to fund shareholders the specific proxy votes that we cast in shareholder meetings of issuers of portfolio securities in accordance with the rules and regulations under the Investment Company Act of 1940.

   Registered investment companies that are advised by BlackRock as well as certain of our advisory clients may participate in securities lending programs, which may reduce or eliminate the amount of shares eligible for voting by BlackRock in accordance with this Policy if such shares are out on loan and cannot be recalled in time for the vote.

   Implicit in the initial decision to retain or invest in the security of a corporation is approval of its existing corporate ownership structure, its management, and its operations. Accordingly, proxy proposals that would change the existing status of a corporation will be reviewed carefully and supported only when it seems clear that the proposed changes are likely to benefit the corporation and its shareholders. Notwithstanding this favorable predisposition, management will be assessed on an ongoing basis both in terms of its business capability and its dedication to the shareholders to ensure that our continued confidence remains warranted. If it is determined that management is acting on its own behalf instead of for the well being of the corporation, we will vote to support shareholder proposals, unless other mitigating circumstances are present.

   Additionally, situations may arise that involve an actual or perceived conflict of interest. For example, we may manage assets of a pension plan of a company whose management is soliciting proxies, or a BlackRock employee involved with managing an account may have a close relative who serves as a director or executive of a company that is soliciting proxies regarding securities held in such account. In all cases, the manner in which we vote proxies must be based on our clients' best interests and not the product of a conflict.

   This Policy and its attendant recommendations attempt to generalize a complex subject. It should be clearly understood that specific fact situations, including differing voting practices in jurisdictions outside the United States, might warrant departure from these guidelines. In such instances, the relevant facts will be considered, and if a vote contrary to these guidelines is indicated it will be cast and the reasons therefor recorded in writing.

   Section I of the Policy describes proxy proposals that may be characterized as routine and lists examples of the types of proposals we would typically support. Section II of the Policy describes various types of non-routine proposals and provides general voting guidelines. These non-routine proposals are categorized as those involving:

   A. Social Issues,

   B. Financial/Corporate Issues, and

   C. Shareholder Rights.

Finally, Section III of the Policy describes the procedures to be followed in casting a vote pursuant to these guidelines.

                                    SECTION I

                                 ROUTINE MATTERS
                                 _______________

Routine proxy proposals, amendments, or resolutions are typically proposed by management and meet the following criteria:

1. They do not measurably change the structure, management control, or operation of the corporation.

2. They are consistent with industry standards as well as the corporate laws of the state of incorporation.

                              Voting Recommendation
                              _____________________

BlackRock will normally support the following routine proposals:

1.   To increase authorized common shares.

2.   To  increase  authorized   preferred  shares  as  long  as  there  are  not
     disproportionate voting rights per preferred share.

3.   To elect or re-elect directors.

4.   To appoint or elect auditors.

5. To approve indemnification of directors and limitation of directors' liability.

6.   To establish compensation levels.

7.   To establish employee stock purchase or ownership plans.

8.   To set time and location of annual meeting.

                                  SECTION II

                             NON-ROUTINE PROPOSALS
                             _____________________

A. Social Issues
   _____________

   Proposals in this category involve issues of social conscience. They are typically proposed by shareholders who believe that the corporation's internally adopted policies are ill-advised or misguided.

                             Voting Recommendation
                             _____________________

   If we have determined that management is generally socially responsible, we will generally vote against the following shareholder proposals:

   1. To enforce restrictive energy policies.

   2. To place arbitrary restrictions on military contracting.

   3. To bar or place arbitrary restrictions on trade with other countries.

   4. To restrict the marketing of controversial products.

   5. To limit corporate political activities.

   6. To bar or restrict charitable contributions.

   7. To enforce a general policy regarding human rights based on arbitrary parameters.

   8. To enforce a general policy regarding employment practices based on arbitrary parameters.

   9. To enforce a general policy regarding animal rights based on arbitrary parameters.

   10.To place arbitrary restrictions on environmental practices.

B. Financial/Corporate Issues
   __________________________

   Proposals in this category are usually offered by management and seek to change a corporation's legal, business or financial structure.

                              Voting Recommendation
                              _____________________

   We will generally vote in favor of the following management proposals provided the position of current shareholders is preserved or enhanced:

   1. To change the state of incorporation.

   2. To approve mergers, acquisitions or dissolution.

   3. To institute indenture changes.

   4. To change capitalization.

C. Shareholder Rights
   __________________

   Proposals in this category are made regularly both by management and shareholders. They can be generalized as involving issues that transfer or realign board or shareholder voting power.

   We typically would oppose any proposal aimed solely at thwarting potential takeover offers by requiring, for example, super-majority approval. At the same time, we believe stability and continuity promote profitability. The guidelines in this area seek to find a middle road, and they are no more than guidelines. Individual proposals may have to be carefully assessed in the context of their particular circumstances.

                             Voting Recommendation
                             _____________________

   We will generally vote for the following management proposals:

   1. To require majority approval of shareholders in acquisitions of a controlling share in the corporation.

   2. To institute staggered board of directors.

   3. To require shareholder approval of not more than 66 2/3% for a proposed amendment to the corporation's by-laws.

   4. To eliminate cumulative voting.

   5. To adopt anti-greenmail charter or by-law amendments or to otherwise restrict a company's ability to make greenmail payments.

   6. To create a dividend reinvestment program.

   7. To eliminate preemptive rights.

   8. To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action (commonly known as a "poison pill").

   We will generally vote against the following management proposals:

   1. To require greater than 66 2/3% shareholder approval for a proposed amendment to the corporation's by-laws ("super-majority provisions").

   2. To require that an arbitrary fair price be offered to all shareholders that is derived from a fixed formula ("fair price amendments").

   3. To authorize a new class of common stock or preferred stock which may have more votes per share than the existing common stock.

   4. To prohibit replacement of existing members of the board of directors.

   5. To eliminate shareholder action by written consent without a shareholder meeting.

   6. To allow only the board of directors to call a shareholder meeting or to propose amendments to the articles of incorporation.

   7. To implement any other action or procedure designed primarily to discourage a takeover or other similar action (commonly known as a "poison pill").

   8. To limit the ability of shareholders to nominate directors.

   We will generally vote for the following shareholder proposals:

   1. To rescind share purchases rights or require that they be submitted for shareholder approval, but only if the vote required for approval is not more than 66 2/3%.

   2. To opt out of state anti-takeover laws deemed to be detrimental to the shareholder.

   3. To change the state of incorporation for companies operating under the umbrella of anti-shareholder state corporation laws if another state is chosen with favorable laws in this and other areas.

   4. To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action.

   5. To permit shareholders to participate in formulating management's proxy and the opportunity to discuss and evaluate management's director nominees, and/or to nominate shareholder nominees to the board.

   6. To require that the board's audit, compensation, and/or nominating committees be comprised exclusively of independent directors.

   7. To adopt anti-greenmail charter or by-law amendments or otherwise restrict a company's ability to make greenmail payments.

   8. To create a dividend reinvestment program.

   9. To recommend that votes to "abstain" not be considered votes "cast" at an annual meeting or special meeting, unless required by state law.

   10.To require that "golden parachutes" be submitted for shareholder ratification.

   We will generally vote against the following shareholder proposals:

   1. To restore preemptive rights.

   2. To restore cumulative voting.

   3. To require annual election of directors or to specify tenure.

   4. To eliminate a staggered board of directors.

   5. To require confidential voting.

   6. To require directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

   7. To dock director pay for failing to attend board meetings.

                                  SECTION III

                                VOTING PROCESS
                                ______________

   BlackRock has engaged a third-party service provider to assist us in the voting of proxies. These guidelines have been provided to this service provider, who then analyzes all proxy solicitations we receive for our clients and makes recommendations to us as to how, based upon our guidelines, the relevant votes should be cast. These recommendations are set out in a report that is provided to the relevant Portfolio Management Group team, who must approve the proxy vote in writing and return such written approval to the Operations Group. If any authorized member of a Portfolio Management Group team desires to vote in a manner that differs from the recommendations, the reason for such differing vote shall be noted in the written approval form. A copy of the written approval form is attached as an exhibit. The head of each relevant Portfolio Management Group team is responsible for making sure that proxies are voted in a timely manner. The Brokerage Allocation Committee shall receive regular reports of all proxy votes cast to review how proxies have been voted, including reviewing votes that differ from recommendations made by our third-party service provider and votes that may have involved a potential conflict of interest. The Committee shall also review these guidelines from time to time to determine their continued appropriateness and whether any changes to the guidelines or the proxy voting process should be made.

   IF THERE IS ANY POSSIBILITY THAT THE VOTE MAY INVOLVE A MATERIAL CONFLICT OF INTEREST BECAUSE, FOR EXAMPLE, THE ISSUER SOLICITING THE VOTE IS A BLACKROCK CLIENT OR THE MATTER BEING VOTED ON INVOLVES BLACKROCK, PNC OR ANY AFFILIATE (INCLUDING A PORTFOLIO MANAGEMENT GROUP EMPLOYEE) OF EITHER OF THEM, PRIOR TO APPROVING SUCH VOTE, THE BROKERAGE ALLOCATION COMMITTEE MUST BE CONSULTED AND THE MATTER DISCUSSED. The Committee, in consultation with the Legal and Compliance Department, shall determine whether the potential conflict is material and if so, the appropriate method to resolve such conflict, based on the particular facts and circumstances, the importance of the proxy issue, whether the Portfolio Management Group team is proposing a vote that differs from recommendations made by our third-party service provider with respect to the issue and the nature of the conflict, so as to ensure that the voting of the proxy is not affected by the potential conflict. If the conflict is determined not to be material, the relevant Portfolio Management Group team shall vote the proxy in accordance with this Policy. Determinations of the Committee with respect to votes involving material conflicts of interest shall be documented in writing and maintained for a period of at least six years.

   With respect to votes in connection with securities held on a particular record date but sold from a client account prior to the holding of the related meeting, BlackRock may take no action on proposals to be voted on in such meeting.

   With respect to voting proxies of non-U.S. companies, a number of logistical problems may arise that may have a detrimental effect on BlackRock's ability to vote such proxies in the best interests of our clients. These problems include, but are not limited to, (i) untimely and/or inadequate notice of shareholder meetings, (ii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes, (iii) requirements to vote proxies in person, if not practicable, (iv) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting, and (v) impracticable or inappropriate requirements to provide local agents with power of attorney to facilitate the voting instructions. Accordingly, BlackRock may determine not to vote proxies if it believes that the restrictions or other detriments associated with such vote outweigh the benefits that will be derived by voting on the company's proposal.

                             *    *    *    *    *

   Any questions regarding this Policy may be directed to the General Counsel of BlackRock.

Approved: October 21, 1998

Revised: May 27, 2003

                        CAPITAL GUARDIAN TRUST COMPANY
                      PROXY VOTING POLICY AND PROCEDURES

POLICY
______

Capital Guardian Trust Company ("CGTC") provides investment management services to clients that include, among others, corporate and public pension plans, foundations and endowments and unaffiliated registered investment companies. CGTC's Personal Investment Management Division ("PIM") provides investment management and fiduciary services, including trust and estate administration, primarily to high net-worth individuals and families. CGTC considers proxy voting an important part of those management services, and as such, CGTC seeks to vote the proxies of securities held by clients in accounts for which it has proxy voting authority in the best interest of those clients. The procedures that govern this activity are reasonably designed to ensure that proxies are voted in the best interest of CGTC's clients.

FIDUCIARY RESPONSIBILITY AND LONG-TERM SHAREHOLDER VALUE

CGTC's fiduciary obligation to manage its accounts in the best interest of its clients extends to proxy voting. When voting proxies, CGTC considers those factors which would affect the value of its clients' investment and acts solely in the interest of, and for the exclusive purpose of providing benefits to, its clients. As required by ERISA, CGTC votes proxies solely in the interest of the participants and beneficiaries of retirement plans and does not subordinate the interest of participants and beneficiaries in their retirement income to unrelated objectives.

CGTC believes the best interests of clients are served by voting proxies in a way that maximizes long-term shareholder value. Therefore, the investment professionals responsible for voting proxies have the discretion to make the best decision given the individual facts and circumstances of each issue. Proxy issues are evaluated on their merits and considered in the context of the analyst's knowledge of a company, its current management, management's past record, and CGTC's general position on the issue. In addition, many proxy issues are reviewed and voted on by a proxy voting committee comprised primarily of investment professionals, bringing a wide range of experience and views to bear on each decision.

As the management of a portfolio company is responsible for its day to day operations, CGTC believes that management, subject to the oversight of its board of directors, is often in the best position to make decisions that serve the interests of shareholders. However, CGTC votes against management on proposals where it perceives a conflict may exist between management and client interests, such as those that may insulate management or diminish shareholder rights. CGTC also votes against management in other cases where the facts and circumstances indicate that the proposal is not in its clients' best interests.

SPECIAL REVIEW

From time to time CGTC may vote a) on proxies of portfolio companies that are also clients of CGTC or its affiliates, b) on shareholder proposals submitted by clients, or c) on proxies for which clients have publicly supported or actively solicited CGTC or its affiliates to support a particular position. When voting these proxies, CGTC analyzes the issues on their merits and does not consider any client relationship in a way that interferes with its responsibility to vote proxies in the best interest of its clients. The CGTC Special Review Committee reviews certain of these proxy decisions for improper influences on the decision-making process and takes appropriate action, if necessary.

PROCEDURES
__________

PROXY REVIEW PROCESS

Associates in CGTC's proxy voting department, along with compliance associates from the legal department, are responsible for coordinating the voting of proxies. These associates work with outside proxy voting service providers and custodian banks and are responsible for coordinating and documenting the internal review of proxies.

The proxy voting department reviews each proxy ballot for standard and non-standard items. Standard proxy items are typically voted with management unless the research analyst who follows the company or a member of an investment or proxy voting committee requests additional review. Standard items currently include the uncontested election of directors, ratifying auditors, adopting reports and accounts, setting dividends and allocating profits for the prior year and certain other administrative items.

All other items are sent by the proxy voting department to the research analyst who follows the company. The analyst reviews the proxy statement and makes a recommendation about how to vote on the issues based on his or her in-depth knowledge of the company. Recommendations to vote with management on certain limited issues are voted accordingly. All other non-standard issues receive further consideration by a proxy voting committee, which reviews the issue and the analyst's recommendation, and decides how to vote. A proxy voting committee may escalate to the full investment committee(s) those issues for which it believes a broader review is warranted. Four proxy voting committees specialize in regional mandates and review the proxies of portfolio companies within their mandates. The proxy voting committees are comprised primarily of members of CGTC's and its affiliates' investment committees and their activity is subject to oversight by those committees.

For securities held only in PIM accounts, non-standard items are sent to those associates to whom the CGTC Investment Committee has delegated the review and voting of proxies. These associates may forward certain proposals to the appropriate investment committee for discussion and a formal vote if they believe a broader review is warranted.

CGTC seeks to vote all of its clients' proxies. In certain circumstances, CGTC may decide not to vote a proxy because the costs of voting outweigh the benefits to its clients (e.g., when voting could lead to share blocking where CGTC wishes to retain flexibility to trade shares). In addition, proxies with respect to securities on loan through client directed lending programs are not available to CGTC to vote and therefore are not voted.

PROXY VOTING GUIDELINES

CGTC has developed proxy voting guidelines that reflect its general position and practice on various issues. To preserve the ability of decision makers to make the best decision in each case, these guidelines are intended only to provide context and are not intended to dictate how the issue must be voted. The guidelines are reviewed and updated as necessary, but at least annually, by the appropriate proxy voting and investment committees.

CGTC's general positions related to corporate governance, capital structure, stock option and compensation plans and social and corporate responsibility issues are reflected below.

  .   Corporate governance. CGTC supports strong corporate governance
      ____________________
      practices. It generally votes against proposals that serve as anti-takeover devices or diminish shareholder rights, such as poison pill plans and supermajority vote requirements, and generally supports proposals that encourage responsiveness to shareholders, such as initiatives to declassify the board. Mergers and acquisitions, reincorporations and other corporate restructurings are considered on a case-by-case basis, based on the investment merits of the proposal.

  .   Capital structure. CGTC generally supports increases to capital stock for
      _________________
      legitimate financing needs. It generally does not support changes in capital stock that can be used as anti-takeover devices, such as the creation of or increase in blank-check preferred stock or of a dual class capital structure with different voting rights.

  .   Stock option compensation plans. CGTC supports the concept of
      _______________________________
      stock-related compensation plans as a way to align employee and shareholder interests. However, plans that include features which undermine the connection between employee and shareholder interests generally are not supported. CGTC considers the following factors when voting on proposals related to new plans or changes to existing plans: the exercise price of the options, the size of the overall plan and/or the size of the increase, the historical dilution rate, whether the plan permits option repricing, the duration of the plan, and the needs of the company. Additionally, CGTC supports option expensing in theory and will generally support shareholder proposals on option expensing if such proposal language is non-binding and does not require the company to adopt a specific expensing methodology.

  . Social and corporate responsibility. CGTC votes on these issues based on the potential impact to the value of its clients' investment in the portfolio company.

SPECIAL REVIEW PROCEDURES

If a research analyst has a personal conflict in making a voting recommendation on a proxy issue, he or she must disclose such conflict, along with his or her recommendation. If a member of the proxy voting committee has a personal conflict in voting the proxy, he or she must disclose such conflict to the appropriate proxy voting committee and must not vote on the issue.

Clients representing 0.0025 or more of assets under investment management across all affiliates owned by The Capital Group Companies, Inc. (CGTC's parent company), are deemed to be "Interested Clients". Each proxy is reviewed to determine whether the portfolio company, a proponent of a shareholder proposal, or a known supporter of a particular proposal is an Interested Client. If the voting decision for a proxy involving an Interested Client is against such client, then it is presumed that there was no undue influence in favor of the Interested Client. If the decision is in favor of the Interested Client, then the decision, the rationale for such decision, information about the client relationship and all other relevant information is reviewed by the Special Review Committee ("SRC"). The SRC determines whether the decision was in the best interest of CGTC's clients and may accept or override the decision, or determine another course of action. The SRC is comprised of senior representatives from CGTC's and its affiliates' investment and legal groups and does not include representatives from the marketing department.

Any other proxy will be referred to the SRC if facts or circumstances warrant further review.

CGTC'S PROXY VOTING RECORD

Upon client request, CGTC will provide reports of its proxy voting record as it relates to the securities held in the client's account(s) for which CGTC has proxy voting authority.

ANNUAL ASSESSMENT

CGTC will conduct an annual assessment of this proxy voting policy and related procedures.

EFFECTIVE DATE

This policy is effective as of August 1, 2003.

                  PROXY VOTING GUIDELINES & PROCEDURES SUMMARY

                 CONCERNING CITIGROUP ASSET MANAGEMENT/1/ (CAM)
                      PROXY VOTING POLICIES AND PROCEDURES

The following is a brief overview of the Proxy Voting Policies and Procedures (the "Policies") that CAM has adopted to seek to ensure that CAM votes proxies relating to equity securities in the best interest of clients.

CAM votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, CAM is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. CAM attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the CAM adviser (business unit) continues to retain responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM's Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with
--------
/1/ Citigroup Asset Management comprises Salomon Brothers Asset Management Inc, Smith Barney Asset Management ( a division of Citigroup Global Markets Inc.), Citibank Global Asset Management ( a unit of Citibank, N.A.), Smith Barney Fund Management LLC, Citi Fund Management Inc. and other investment adviser affiliates.

Institutional Shareholder Services' (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of CAM's goal to vote proxies in the best interest of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM's compliance personnel. CAM also maintains and considers a list of significant CAM relationships that could present a conflict of interest for CAM in voting proxies. CAM is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which CAM decides to vote a proxy, CAM generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between CAM and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by CAM compliance personnel. A proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

                          SUMMARY OF DAVIS ADVISORS'
                          __________________________
                     PROXY VOTING PROCEDURES AND POLICIES
                     ____________________________________
                                 APRIL 1, 2004
                                 _____________

Davis Selected Advisers, L.P. ("Davis Advisors") votes on behalf of its clients in matters of corporate governance through the proxy voting process. Davis Advisors takes its ownership responsibilities very seriously and believes the right to vote proxies for its clients' holdings is a significant asset of the clients. Davis Advisors exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of its clients' investments.

Davis Advisors votes proxies with a focus on the investment implications of each issue. For each proxy vote, Davis Advisors takes into consideration its duty to clients and all other relevant facts available to Davis Advisors at the time of the vote. Therefore, while these guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis.

Davis Advisors has adopted written Proxy Voting Procedures and Policies and established a Proxy Oversight Group to oversee voting policies and deal with potential conflicts of interest. In evaluating issues, the Proxy Oversight Group may consider information from many sources, including the portfolio manager for each client account, management of a company presenting a proposal, shareholder groups, and independent proxy research services.

Clients may obtain a copy of Davis Advisors' Proxy Voting Procedures and Policies, and/or a copy of how their own proxies were voted, by writing to:

   Davis Selected Advisers, L.P.
   Attn: Chief Compliance Officer
   2949 East Elvira Road, Suite 101
   Tucson, Arizona, 85706

A copy of Davis Advisors' Proxy Voting Procedures and Policies is also included in Davis Advisors' Form ADV Part II.

GUIDING PRINCIPLES

Creating Value for Existing Shareholders. The most important factors that we
________________________________________
consider in evaluating proxy issues are: (i) the Company's or management's long-term track record of creating value for shareholders. In general, we will consider the recommendations of a management with a good record of creating value for shareholders as more credible than the recommendations of managements with a poor record; (ii) whether, in our estimation, the current proposal being considered will significantly enhance or detract from long-term value for existing shareholders; and (iii) whether a poor record of long term performance resulted from poor management or from factors outside of managements control.

Other factors which we consider may include:

(a) Shareholder Oriented Management. One of the factors that Davis Advisors
    _______________________________
considers in selecting stocks for investment is the presence of shareholder-oriented management. In general, such managements will have a large ownership stake in the company. They will also have a record of taking actions and supporting policies designed to increase the value of the company's shares and thereby enhance shareholder wealth. Davis Advisors' research analysts are active in meeting with top management of portfolio companies and in discussing their views on policies or actions which could enhance shareholder value. Whether management shows evidence of responding to reasonable shareholder suggestions, and otherwise improving general corporate governance, is a factor which may be taken into consideration in proxy voting.

(b) Allow responsible management teams to run the business. Because we try
    ______________________________________________________
generally to invest with "owner oriented" managements (see above), we vote with the recommendation of management on most routine matters, unless circumstances such as long standing poor performance or a change from our initial assessment indicate otherwise. Examples include the election of directors and ratification of auditors. Davis Advisors supports policies, plans and structures that give management teams appropriate latitude to run the business in the way that is most likely to maximize value for owners. Conversely, Davis Advisors opposes proposals that limit management's ability to do this. Davis Advisors will generally vote with management on shareholder social and environmental proposals on the basis that their impact on share value is difficult to judge and is therefore best done by management.

(c) Preserve and expand the power of shareholders in areas of corporate
    ___________________________________________________________________
governance. Equity shareholders are owners of the business, and company boards
__________
and management teams are ultimately accountable to them. Davis Advisors supports policies, plans and structures that promote accountability of the board and management to owners, and align the interests of the board and management with owners. Examples include: annual election of all board members, cumulative voting, and incentive plans that are contingent on delivering value to shareholders. Davis Advisors generally opposes proposals that reduce accountability or misalign interests, including but not limited to classified boards, poison pills, excessive option plans, and repricing of options.

Davis Advisors exercises its professional judgment in applying these principles to specific proxy votes. Davis Advisors Proxy Procedures and Policies provides additional explanation of the analysis which Davis Advisors may conduct when applying these guiding principles to specific proxy votes.

CONFLICTS OF INTEREST

A potential conflict of interest arises when Davis Advisors has business interests that may not be consistent with the best interests of its client. In reviewing proxy issues to identify any potential material conflicts between Davis Advisors' interests and those of its clients,

Davis Advisors' Proxy Oversight Group is charged with resolving material potential conflicts of interest which it becomes aware of. It is charged with resolving conflicts in a manner that is consistent with the best interests of clients. There are many acceptable methods of resolving potential conflicts, and the Proxy Oversight Group exercises its judgment and discretion to determine an appropriate means of resolving a potential conflict in any given situation:

   (1) Votes consistent with the "General Proxy Voting Policies," are presumed to be consistent with the best interests of clients;

   (2) Davis Advisors may disclose the conflict to the client and obtain the client's consent prior to voting the proxy;

   (3)  Davis Advisors may obtain guidance from an independent third party;

   (4)  The potential conflict may be immaterial; or

   (5) Other reasonable means of resolving potential conflicts of interest which effectively insulate the decision on how to vote client proxies from the conflict.

                     Fidelity Fund Proxy Voting Guidelines

                        (Funds Sub-advised by FMR Co.)

                                  March 2004

   The following Proxy Voting Guidelines were established by the Fidelity Board of Trustees of the funds, after consultation with Fidelity Management & Research Company (FMR), the subadviser to the FI Value Leaders, FI Mid Cap Opportunities, and the FI International Equity Portfolios. (The guidelines are reviewed periodically by FMR and by the non-interested Trustees of the Fidelity funds, and, accordingly, are subject to change.)

I. General Principles

   A. Except as set forth herein, portfolio securities should generally be voted in favor of incumbent directors and in favor of routine management proposals. In general, FMR will oppose shareholder proposals that do not appear reasonably likely to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value.

   B. Non-routine proposals covered by the following guidelines should generally be voted in accordance with the guidelines.

   C. Non-routine proposals not covered by the following guidelines or other special circumstances should be evaluated by the appropriate FMR analyst or portfolio manager, subject to review by the President or General Counsel of FMR or the General Counsel of FMR Corp. A significant pattern of such non-routine proposals or other special circumstances should be referred to the Operations Committee or its designee.

II. Portfolio shares should generally be voted against anti-takeover proposals, including:

   A. Fair Price Amendments, except those that consider only a two year price history and are not accompanied by other anti-takeover measures.

   B. Classified Boards. FMR will generally vote in favor of proposals to declassify a board of directors. FMR will consider voting against such a proposal if the issuer's Articles of Incorporation or applicable statute includes a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

   C. Authorization of "Blank Check" Preferred Stock.

   D. Golden Parachutes:

      1. Accelerated options and/or employment contracts that will result in a lump sum payment of more than three times annual compensation (salary and bonus) in the event of termination.

      2. Compensation contracts for outside directors.

      3. Tin Parachutes that cover a group beyond officers and directors and permit employees to voluntarily terminate employment and receive payment.

      4. Adoption of a Golden or Tin Parachute will result in our withholding authority in the concurrent or next following vote on the election of directors.

   E. Supermajority Provisions.

   F. Poison Pills:

      1. Introduction of a Poison Pill without shareholder approval will result in FMR withholding authority in the concurrent or next following vote on the election of directors. In addition, extension of an existing Poison Pill or the adoption of a new Poison Pill without shareholder approval upon the expiration of an existing Pill will result in FMR withholding authority in the concurrent or next following vote on the election of directors.

      2. FMR will consider not withholding its authority on the election of directors if (a) the board has adopted a Poison Pill with a sunset provision; (b) the Pill is linked to a business strategy that will result in greater value for the shareholders; (c) the term is less than 5 years; and (d) shareholder approval is required to reinstate the expired Pill. In addition, the Funds will consider not withholding authority on the election of directors if company management indicates that the board is willing to strongly consider seeking shareholder ratification of, or adding a sunset provision meeting the above conditions to, an existing Pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, the Funds would withhold their vote from the election of directors at that next meeting.

      3. FMR will generally withhold authority on the election of directors if a company refuses, upon request by FMR, to amend a Poison Pill Plan to allow the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities. On a case-by-case basis, FMR may determine not to withhold authority on the election of directors if a company's Poison Pill Plan, although imposing an aggregate ownership position limit of less than 20%, in the judgment of FMR provides the funds with sufficient investment flexibility.

      4. Portfolio shares will be voted for shareholder proposals requiring or recommending that shareholders be given an opportunity to vote on the adoption of poison pills.

      5. If shareholders are requested to approve adoption of a Poison Pill plan, the Funds will, in general, consider voting in favor of the Poison Pill plan if: (a) the board has adopted a Poison Pill with a sunset provision; (b) the Pill is determined to be linked to a business strategy that will result in greater value for the shareholders; (c) the term is generally not longer than 5 years; (d) shareholder approval is required to reinstate an expired Pill; (e) the Pill contains a provision suspending its application, by shareholder referendum, in the event a potential acquirer announces a bona fide offer, made for all outstanding shares; and (f) the Pill allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities. On a case-by-case basis, FMR may determine to vote in favor of a company's Poison Pill Plan if the Plan, although imposing an aggregate ownership position limit of less than 20%, in the judgment of FMR provides the funds with sufficient investment flexibility.

   G. Elimination of, or limitation on, shareholder rights (e.g., action by written consent, ability to call meetings, or remove directors).

   H. Transfer of authority from shareholders to directors.

   I. Reincorporation in another state (when accompanied by anti-takeover provisions).

III. Stock Option Plans

   A. Stock Option plans should be evaluated on a case-by-case basis. Portfolio shares should generally be voted against Stock Option Plan adoptions or amendments to authorize additional shares if:

      1. The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10%. However, for companies with a smaller market capitalization, the dilution effect may not be greater than 15%. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.

      2. The offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.

      3. The Board may, without shareholder approval, (i) materially increase the benefits accruing to participants under the plan, (ii) materially increase the number of securities which may be issued under the plan, or (iii) materially modify the requirements for participation in the plan.

      4. The granting of options to non-employee directors is subject to management discretion, the plan is administered by a compensation committee not comprised entirely of non-employee directors or the plan is administered by a board of directors not comprised of a majority of non-employee directors, versus non-discretionary grants specified by the plan's terms.

      5. However, a modest number of shares may be available for grant to employees and non-employee directors without complying with Guidelines 2, 3 and 4 immediately above if such shares meet both of two conditions:

         a. They are granted by a compensation committee composed entirely of independent directors.

         b. They are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

      6. The plan's terms allow repricing of underwater options, or the Board/Committee has repriced options outstanding under the plan in the past 2 years. However, option repricing may be acceptable if all of the following conditions, as specified by the plan's express terms, or board resolution, are met:

         a. The repricing is authorized by a compensation committee composed entirely of independent directors to fulfill a legitimate corporate purpose such as retention of a key employee;

         b. The repricing is rarely used and then only to maintain option value due to extreme circumstances beyond management's control; and

         c. The repricing is limited to no more than 5% (large capitalization company) or 10% (small capitalization company) of the shares currently authorized for grant under the plan.

      7. Furthermore, if a compensation committee composed entirely of independent directors determines that options need to be granted to employees other than the company's executive officers, that no shares are currently available for such options under the company's existing plans, and that such options need to be granted before the company's next shareholder meeting, then the company may reprice options in an amount not to exceed an additional 5% or 10%, as applicable, if such company seeks authorization of at least that amount at the very next shareholders' meeting.

      8. For purposes of this Guideline III, a large capitalization company generally means a company in the Russell 1000; the small capitalization company category generally includes all companies outside the Russell 1000.

   B. FMR will generally withhold its authority on the election of directors if, within the last year and without shareholder approval, the company's board of directors or compensation committee has repriced outstanding options held by officers or directors which, together with all other options repriced under the same stock option plan (whether held by officers, directors or other employees) exceed 5% (for a large capitalization company) or 10% (for a small capitalization company) of the shares authorized for grant under the plan.

   C. Proposals to reprice outstanding stock options should be evaluated on a case-by-case basis. FMR will consider supporting a management proposal to reprice outstanding options based upon whether the proposed repricing is consistent with the interests of shareholders, taking into account such factors as:

      1. Whether the repricing proposal excludes senior management and directors;

      2. Whether the options proposed to be repriced exceeded FMR's dilution thresholds when initially granted;

      3. Whether the repricing proposal is value neutral to shareholders based upon an acceptable options pricing model;

      4. The company's relative performance compared to other companies within the relevant industry or industries;

      5. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

      6. Any other facts or circumstances relevant to determining whether a repricing proposal is consistent with the interests of shareholders.

IV. Restricted Stock Awards ("RSA") should be evaluated on a case-by-case basis. Portfolio shares should generally be voted against RSA adoptions or amendments to authorize additional shares if:

   A. The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10%. However, for companies with a smaller market capitalization, the dilution effect may not be greater than 15%. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.

   B. The Board may materially alter the RSA without shareholder approval, including a provision that allows the Board to lapse or waive restrictions at its discretion.

   C. The granting of RSAs to non-employee directors is subject to management discretion, versus non-discretionary grants specified by the plan's terms.

   D. The restriction period is less than 3 years. RSAs with a restriction period of less than 3 years but at least 1 year are acceptable if the RSA is performance based.

   E. However, a modest number of shares may be available for grant to employees and non-employee directors without complying with Guidelines B, C and D immediately above if such shares meet both of two conditions:

      1. They are granted by a compensation committee composed entirely of independent directors.

      2. They are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

   F. For purposes of this Guideline IV, a large capitalization company generally means a company in the Russell 1000; the small capitalization company category generally includes all companies outside the Russell 1000.

   G. Proposals to grant restricted stock in exchange for options should be evaluated on a case-by-case basis. FMR will consider supporting a management proposal to grant restricted stock awards in exchange for options based upon whether the proposed exchange is consistent with the interests of shareholders, taking into account such factors as:

      1. Whether the restricted stock award exchange proposal excludes senior management and directors;

      2. Whether the options proposed to be exchanged exceeded FMR's dilution thresholds when initially granted;

      3. Whether the restricted stock award exchange proposal is value neutral to shareholders based upon an acceptable stock award pricing model;

      4. The company's relative performance compared to other companies within the relevant industry or industries;

      5. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

      6. Any other facts or circumstances relevant to determining whether a restricted stock award exchange proposal is consistent with the interests of shareholders.

V. Other Stock-Related Plans should be evaluated on a case-by-case basis:

   A. Omnibus Stock Plans - vote against entire plan if one or more component violates any of the criteria in parts III or IV above, except if the component is de minimus. In the case of an omnibus stock plan, the 5% and 10% limits in Guidelines III and IV will be measured against the total number of shares under all components of such plan.

   B. Employee Stock Purchase Plans - vote against if the plan violates any of the criteria in parts III and IV above, except that the minimum stock purchase price may be equal to or greater than 85% of the stock's fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company's equity. In the case of non-U.S. company stock purchase plans, the minimum stock purchase price may be equal to the prevailing "best practices," as articulated by the research or recommendations of the relevant proxy research or corporate governance services, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.

   C. Stock Awards (other than stock options and RSAs) - generally vote against unless they are identified as being granted to officers/directors in lieu of salary or cash bonus, subject to number of shares being reasonable.

VI. Unusual Increases in Common Stock:

   A. An increase of up to 3 times outstanding and scheduled to be issued, including stock options, is acceptable; any increase in excess of 3 times would be voted against except in the case of real estate investment trusts, where an increase of 5 times is, in general, acceptable.

   B. Measured as follows: requested increased authorization plus stock authorized to be issued under Poison Pill divided by current stock outstanding plus any stock scheduled to be issued (not including Poison Pill authority). (If the result is greater than 3, Portfolio shares should be voted against.)

VII. Portfolio shares should, in general, be voted against the introduction of new classes of Stock with Differential Voting Rights.

VIII. With regard to Cumulative Voting Rights, Portfolio shares should be voted in favor of introduction or against elimination on a case-by-case basis where this is determined to enhance Portfolio interests as minority shareholders.

IX. Greenmail - Portfolio shares should be voted for anti-greenmail proposals so long as they are not part of anti-takeover provisions.

X. Portfolio shares should be voted in favor of charter by-law amendments expanding the Indemnification of Directors and/or limiting their liability for Breaches of Care.

   A. Portfolio shares should be voted against such proposals if FMR is otherwise dissatisfied with the performance of management or the proposal is accompanied by anti-takeover measures.

XI.   Portfolio   shares   should  be  voted  in  favor  of  proposals  to
      adopt Confidential Voting and Independent Vote Tabulation practices.

XII. Portfolio shares should be voted in favor of proposed amendments to a company's certificate of incorporation or by-laws that enable the company to Opt Out of the Control Shares Acquisition Statutes.

XIII. Employee  Stock  Ownership  Plans  ("ESOPs")   should  be  evaluated  on
      a case-by-case   basis.   Portfolio   shares  should  usually  be  voted
      for non-leveraged ESOPs. For leveraged ESOPs, FMR may examine the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. FMR may also examine where the ESOP shares are purchased and the dilution effect of the purchase. Portfolio shares should be voted against leveraged ESOPs if all outstanding loans are due immediately upon change in control.

XIV. Voting of shares in securities of any U.S. banking organization shall be conducted in a manner consistent with conditions that may be specified by the Federal Reserve Board for a determination under federal banking law that no Fund or group of Funds has acquired control of such banking organization.

XV.   Avoidance of Potential Conflicts of Interest

      Voting of shares shall be conducted in a manner consistent with the best interests of mutual fund shareholders as follows: (i) securities of a portfolio company shall be voted solely in a manner consistent with the Proxy Voting Guidelines; and (ii) voting shall be done without regard to any other Fidelity Companies' relationship, business or otherwise, with that portfolio company.

      FMR applies the following policies and follows the procedures set forth below:

      A. FMR has placed responsibility for the Funds' proxy voting in the FMR Legal Department.

      B. The FMR Legal Department votes proxies according to the Proxy Voting Guidelines that are approved by the Funds' Board of Trustees.

      C. The FMR Legal Department consults with the appropriate analysts or portfolio managers regarding the voting decisions of non-routine proposals that are not addressed by the Proxy Voting Guidelines. Each of the President or General Counsel of FMR or the General Counsel of FMR Corp is authorized to take a final decision.

      D. When a Fidelity Fund invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F) or (G) of the Investment Company Act of 1940, as amended, or to the extent disclosed in the Fund's registration statement, FMR will use pass through voting or echo voting procedures.

XVI.  Executive Compensation

      FMR will consider withholding authority for the election of directors and voting against management proposals on stock-based compensation plans or other compensation plans based on whether the proposals are consistent with the interests of shareholders, taking into account such factors as: (i) whether the company has an independent compensation committee; and (ii) whether the compensation committee has authority to engage independent compensation consultants.

XVII. Portfolio shares should generally be voted against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson. However, FMR will consider supporting such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

XVIII. Auditors

      A. Portfolio shares should generally be voted against shareholder proposals calling for or recommending periodic rotation of a portfolio company's auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company's board of directors and audit committee appear to have clearly failed to exercise reasonable business judgment in the selection of the company's auditor.

      B. Portfolio shares should generally be voted against shareholder proposals calling for or recommending the prohibition or limitation of the performance of non-audit services by a portfolio company's auditor. Portfolio shares should also generally be voted against shareholder proposals calling for or recommending removal of a company's auditor due to, among other reasons, the performance of non-audit work by the auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company's board of directors and audit committee appear to have clearly failed to exercise reasonable business judgment in the oversight of the performance of the auditor of audit or non-audit services for the company.

XIX.  Incorporation or Reincorporation in Another State or Country

      Portfolio shares should generally be voted against shareholder proposals calling for or recommending that a portfolio company reincorporate in the United States and voted in favor of management proposals to reincorporate in a jurisdiction outside the United States if (i) it is lawful under United States, state and other applicable law for the company to be incorporated under the laws of the relevant foreign jurisdiction and to conduct its business and (ii) reincorporating or maintaining a domicile in the United States would likely give rise to adverse tax or other economic consequences detrimental to the interests of the company and its shareholders. However, FMR will consider supporting such shareholder proposals and opposing such management proposals in limited cases if, based upon particular facts and circumstances, reincorporating in or maintaining a domicile in the relevant foreign jurisdiction gives rise to significant risks or other potential adverse consequences that appear reasonably likely to be detrimental to the interests of the company or its shareholders.

                                  SUMMARY OF

                            FRANKLIN ADVISERS, INC.

                      PROXY VOTING POLICIES & PROCEDURES
                      __________________________________

Franklin Advisers, Inc. (hereinafter "Adviser") has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), an affiliate and wholly owned subsidiary of Franklin Resources, Inc.

All proxies received by the Proxy Group will be voted based upon Adviser's instructions and/or policies. To assist it in analyzing proxies, Adviser subscribes to Institutional Shareholder Services ("ISS"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, record keeping and vote disclosure services. In addition, Adviser subscribes to Glass Lewis & Co., LLC ("Glass Lewis"), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, Adviser does not consider recommendations from ISS, Glass Lewis, or any other third party to be determinative of Adviser's ultimate decision. Adviser votes proxies solely in the interests of the client, Adviser-managed fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries (collectively "Advisory Clients"). As a matter of policy, the officers, directors and employees of Adviser and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients. In situations where Adviser perceives a material conflict of interest, Adviser may: disclose the conflict to the relevant Advisory Clients; defer to the voting recommendation of the Advisory Clients, ISS, Glass Lewis, or those of another independent third party provider of proxy services; send the proxy directly to the relevant Advisory Client for a decision, or take such other action in good faith (in consultation with counsel) which would protect the interests of the Advisory Clients.

As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and Adviser will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

The Proxy Group is part of the Franklin Templeton Companies, LLC Corporate
Legal Department and is overseen by legal counsel. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and will provide the analyst with the meeting notice, agenda, ISS and/or Glass Lewis analyses, recommendations and any other available information. Adviser's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, ISS and/or Glass Lewis analyses, their knowledge of the company and any other information readily available. The Proxy Group must obtain voting instructions from Adviser's research analyst, relevant portfolio manager(s) and/or legal counsel prior to submitting the vote.

Adviser has adopted general proxy voting guidelines that are reviewed periodically by various members of Adviser's organization, including portfolio management, legal counsel and Adviser's officers, and are subject to change. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Adviser anticipate all future situations. The guidelines cover such agenda items as the election of directors, ratification of auditors, management and director compensation, anti-takeover mechanisms, changes to capital structure, mergers and corporate restructuring, social and corporate policy issues, and global corporate governance.

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC rules and regulations. In addition, Adviser understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Adviser will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which Adviser cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. In addition, Adviser may abstain from voting under certain circumstances or vote against items such as "Other Business" when Adviser is not given adequate information from the company.

The Proxy Group is responsible for maintaining the documentation that supports Adviser's voting position. The Proxy Group is also responsible for maintaining appropriate proxy voting supporting documentation and records. Such records may include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this function. All files will be retained for at least five years, the first two of which will be on-site. Advisory Clients may view Adviser's complete proxy voting policies and procedures on-line at www.franklintempleton.com, request copies of their proxy voting records and Adviser's complete proxy voting policies and procedures by calling the Proxy Group collect at 1-954-847-2268 or send a written request to:
Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of Adviser are made available as required by law and is responsible for overseeing the filing of such policies and procedures with the SEC.

As of October 5, 2004

                            HARRIS ASSOCIATES L.P.
                            ______________________

                     PROXY VOTING POLICIES AND PROCEDURES
                                   JULY 2003

Harris Associates L.P. ("Harris") believes that proxy voting rights are valuable portfolio assets and an important part of our investment process, and we exercise our voting responsibilities as a fiduciary solely with the goal of serving the best interests of our clients in their capacity as shareholders of a company. As an investment manager, Harris is primarily concerned with maximizing the value of its clients' investment portfolios. Harris has long been active in voting proxies on behalf of shareholders in the belief that the proxy voting process is a significant means of addressing crucial corporate governance issues and encouraging corporate actions that are believed to enhance shareholder value. We have a Proxy Committee comprised of investment professionals that reviews and recommends policies and procedures regarding our proxy voting and ensures compliance with those policies.

The proxy voting guidelines below summarize Harris' position on various issues of concern to investors and give a general indication of how proxies on portfolio securities will be voted on proposals dealing with particular issues. We will generally vote proxies in accordance with these guidelines, except as otherwise determined by the Proxy Committee, unless the client has specifically instructed us to vote otherwise. These guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies vary, there may be instances when Harris may not vote in strict adherence to these guidelines. Our investment professionals, as part of their ongoing review and analysis of all portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Committee if they believe the economic interests of shareholders may warrant a vote contrary to these guidelines. In such cases, the Proxy Committee will determine how the proxies will be voted.

In determining the vote on any proposal, the Proxy Committee will consider the proposal's expected impact on shareholder value and will not consider any benefit to Harris, its employees, its affiliates or any other person, other than benefits to the owners of the securities to be voted, as shareholders.

Harris considers the reputation, experience and competence of a company's management when it evaluates the merits of investing in a particular company, and we invest in companies in which we believe management goals and shareholder goals are aligned. When this happens, by definition, voting with management is generally the same as voting to maximize the expected value of our investment. Accordingly, on most issues, our votes are cast in accordance with management's recommendations. This does not mean that we do not care about corporate governance. Rather, it is confirmation that our process of investing with shareholder aligned management is working. Proxy voting is not always black and white, however, and reasonable people can disagree over some matters of business judgment. When we believe management's position on a particular issue is not in the best interests of our clients, we will vote contrary to management's recommendation.

VOTING GUIDELINES
_________________

The following guidelines are grouped according to the types of proposals generally presented to shareholders.

BOARD OF DIRECTORS ISSUES

Harris believes that boards should have a majority of independent directors and that audit, compensation and nominating committees should generally consist solely of independent directors.

    1. Harris will normally vote in favor of the slate of directors recommended by the issuer's board provided that a majority of the directors would be independent.

    2. Harris will normally vote in favor of proposals to require a majority of directors to be independent.

    3. Harris will normally vote in favor of proposals that audit, compensation and nominating committees consist solely of independent directors, and will vote against the election of non-independent directors who serve on those committees.

    4. Harris will normally vote in favor of proposals regarding director indemnification arrangements.

    5. Harris will normally vote against proposals advocating classified or staggered boards of directors.

    6. Harris will normally vote in favor of cumulative voting for directors.

AUDITORS

Harris believes that the relationship between an issuer and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities such as financial statement preparation and tax-related services that do not raise any appearance of impaired independence.

    1. Harris will normally vote in favor of ratification of auditors selected by the board or audit committee, subject to the above.

    2. Harris will normally vote against proposals to prohibit or limit fees paid to auditors for all non-audit services, subject to the above.

    3. Harris will normally vote in favor of proposals to prohibit or limit fees paid to auditors for general management consulting services other than auditing, financial statement preparation and controls, and tax-related services.

EQUITY BASED COMPENSATION PLANS

Harris believes that appropriately designed equity-based compensation plans approved by shareholders can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. However, we are opposed to plans that substantially dilute our ownership interest in the company, provide participants with excessive awards or have inherently objectionable structural features.

    1. Harris will normally vote against such plans where total potential dilution (including all equity-based plans) exceeds 15% of shares outstanding.

    2. Harris will normally vote in favor of plans where total potential dilution (including all equity-based plans) does not exceed 15% of shares outstanding.

    3. Harris will normally vote in favor of proposals to require expensing of options.

    4. Harris will normally vote against proposals to permit repricing of underwater options.

    5. Harris will normally vote against proposals to require that all option plans have a performance-based strike price or performance-based vesting.

    6. Harris will normally vote against shareholder proposals that seek to limit directors' compensation to common stock.

    7. Harris will normally vote in favor of proposals for employee stock purchase plans, so long as shares purchased through such plans are sold at no less than 85% of current market value.

   CORPORATE STRUCTURE AND SHAREHOLDER RIGHTS

   Harris generally believes that all shareholders should have an equal voice and that barriers which limit the ability of shareholders to effect change and to realize full value are not desirable.

    1. Harris will normally vote in favor of proposals to increase authorized shares.

    2. Harris will normally vote in favor of proposals to authorize the repurchase of shares.

    3. Harris will normally vote against proposals creating or expanding supermajority voting rights.

    4. Harris will normally vote against the issuance of poison pill preferred shares.

    5. Harris will normally vote in favor of proposals for stock splits and reverse stock splits.

    6. Harris will normally vote against proposals to authorize different classes of stock with different voting rights.

   ROUTINE CORPORATE MATTERS

   Harris will generally vote in favor of routine business matters such as approving a motion to adjourn the meeting, declaring final payment of dividends, approving a change in the annual meeting date and location, approving the minutes of a previously held meeting, receiving consolidated financial statements, change of corporate name and similar matters.

   SOCIAL RESPONSIBILITY ISSUES

   Harris believes that matters related to a company's day-to-day business operations are primarily the responsibility of management and should be reviewed and supervised solely by the company's board of directors. Harris is focused on maximizing long-term shareholder value and will typically vote against shareholder proposals requesting that a company disclose or amend certain business practices unless we believe a proposal would have a substantial positive economic impact on the company.

VOTING SHARES OF FOREIGN ISSUERS
________________________________

Because foreign issuers are incorporated under the laws of countries outside the United States, protection for shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing foreign issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for foreign issuers. Harris will generally vote proxies of foreign issuers in accordance with the foregoing guidelines where appropriate.

In some non-U.S. jurisdictions, sales of securities voted may be prohibited for some period of time, usually between the record and meeting dates ("share blocking"). Since these time periods are usually relatively short in light of our long-term investment strategy, in most cases, share blocking will not impact our voting decisions. However, there may be occasions where the loss of investment flexibility resulting from share blocking will outweigh the benefit to be gained by voting.

CONFLICTS OF INTEREST
_____________________

The Proxy Committee, in consultation with the Legal and Compliance Departments, is responsible for monitoring and resolving possible material conflicts of interest with respect to proxy voting. A conflict of interest may exist, for example, when: (i) proxy votes regarding non-routine matters are solicited by an issuer who has an institutional separate account relationship with Harris or Harris is actively soliciting business from the issuer; (ii) when we are aware that a proponent of a proxy proposal has a business relationship with Harris or Harris is actively soliciting such business (e.g., an employee group for which Harris manages money); (iii) when we are aware that Harris has business relationships with participants in proxy contests, corporate directors or director candidates; or (iv) when we are aware that a Harris employee has a personal interest in the outcome of a particular matter before shareholders (e.g., a Harris executive has an immediate family member who serves as a director of a company). Any employee with knowledge of any conflict of interest relating to a particular proxy vote shall disclose that conflict to the Proxy Committee. In addition, if any member of the Proxy Committee has a conflict of interest, he will recuse himself from any consideration of the matter, and an alternate member of the committee will act in his place.

Harris is committed to resolving any such conflicts in its clients' collective best interest, and accordingly, we will vote pursuant to the Guidelines set forth in this Proxy Voting Policy when conflicts of interest arise. When there are proxy voting proposals that give rise to a conflict of interest and are not addressed by the Guidelines, Harris will vote in accordance with the guidance of Institutional Shareholder Services ("ISS"). If ISS has not provided guidance with respect to the proposal or if we believe the recommendation of ISS is not in the best interests of our clients, the Proxy Committee will refer the matter to (1) the Executive Committee of the Board of Trustees of Harris Associates Investment Trust for a determination of how shares held in The Oakmark Family of Funds will be voted, and (2) the Proxy Voting Conflicts Committee consisting of Harris' General Counsel, Director of Compliance and Chief Financial Officer for a determination of how shares held in all other client accounts will be voted. Each of those committees will keep a written record of the basis for its decision.

VOTING PROCEDURES
_________________

The following procedures have been established with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Harris, for which Harris has voting responsibility.

PROXY VOTING COMMITTEE. The Proxy Voting Committee (the "Committee") is responsible for recommending proxy voting guidelines, establishing and maintaining policies and procedures for proxy voting, and ensuring compliance with these policies and procedures. The Committee consists of three investment professionals including one domestic portfolio manager, one domestic research analyst, and one international research analyst. Committee members serve for three years with members replaced on a rotating basis. New Committee members are nominated by the Committee and confirmed by Harris' Chief Executive Officer. The Committee also has two alternate members (one domestic analyst and one international analyst) either of whom may serve in the absence of a regular member of the Committee.

PROXY ADMINISTRATOR. The Proxy Administrator is an employee of Harris reporting to the Director of Compliance and is responsible for ensuring that all votes are cast and that all necessary records are maintained reflecting such voting.

PROXY VOTING SERVICES. Harris has engaged two independent proxy voting services to assist in the voting of proxies. These proxy voting services provide the firm with information concerning shareholder meetings, electronic voting, recordkeeping and reporting services, research with respect to companies, and proxy voting guidance and recommendations.

VOTING DECISIONS. As described in the Proxy Voting Policy, the Firm has established proxy voting guidelines on various issues. We will generally vote proxies in accordance with these guidelines except as otherwise determined by the Proxy Committee. The Proxy Administrator is responsible for forwarding proxy proposals to the Firm's research analyst who follows the company. If the analyst believes the proxy should be voted in accordance with the guidelines, he initials the proposal and returns it to the Proxy Administrator. If the analyst believes the proxy should be voted contrary to the guidelines or if the guidelines do not address the issue presented, he submits the proposal and his recommended vote to the Proxy Committee which reviews the proposal and the analyst's recommendation and makes a voting decision by majority vote. That decision is reflected on a form initialed by the analyst and a majority of the Proxy Committee and returned to the Proxy Administrator.

In the case of securities that are not on the firm's Approved Lists of domestic, international or small cap securities approved for purchase in managed accounts, the Proxy Administrator will vote all shares in accordance with the firm's guidelines or, if the guidelines do not address the particular issue, in accordance with Institutional Shareholder Services' guidance.

In the case of a conflict of interest (as described in the Proxy Voting Policy), the Proxy Administrator will vote in accordance with the procedures set forth in the Conflict of Interest provisions described in the Policy.

VOTING BALLOTS. For shares held in The Oakmark Family of Funds, the Proxy Administrator sends a holdings file to the applicable proxy voting service reflecting the holdings in the Funds. The proxy voting service is responsible for reconciling this information with the information it receives from the Funds' custodian and bringing any discrepancies to the attention of the Proxy Administrator. The Proxy Administrator works with the proxy voting service and the Funds' custodian to resolve any discrepancies to ensure that all shares entitled to vote will be voted. For shares held in all other client accounts, the Proxy Administrator downloads electronic files from the applicable proxy voting service that contain information regarding company meetings and proxy proposals and the accounts and shares of record held by Harris clients. The Proxy Administrator reconciles this information with the firm's own records in order to ensure that all shares entitled to vote will be voted.

The Proxy Administrator casts votes electronically through the proxy voting services. Any votes that cannot be cast through either system are voted online by the Proxy Administrator using proxyvote.com and then input to the proxy voting service system for recordkeeping and reporting.

RECORDKEEPING AND REPORTING. Harris will maintain records of proxy voting proposals received, records of votes cast on behalf of clients, and any documentation material to a proxy voting decision as required by law. Upon request, or on an annual basis for ERISA accounts, Harris will provide clients with the proxy voting record for that client's account. Beginning in August 2004, on an annual basis, Harris will make available the voting record for The Oakmark Funds for the previous one-year period ended June 30th.

              JENNISON ASSOCIATES LLC PROXY VOTING POLICY SUMMARY

Jennison Associates LLC ("Jennison") actively manages publicly traded equity securities and fixed income securities. It is the policy of Jennison that where proxy voting authority has been delegated to and accepted by Jennison, all proxies shall be voted by investment professionals in the best interest of the client without regard to the interests of Jennison or other related parties, based on recommendations as determined by pre-established guidelines either adopted by Jennison or provided by the client. Secondary consideration may be given to the public and social value of each issue. For purposes of this policy, the "best interests of clients" shall mean, unless otherwise specified by the client, the clients' best economic interests over the long term - that is, the common interest that all clients share in seeing the value of a common investment increase over time. Any proxy vote that may represent a potential material conflict is reviewed by Jennison Compliance and referred to the Proxy Voting Committee to determine how to vote the proxy if Compliance determines that a material conflict exists.

In voting proxies for international holdings, we will generally apply the same principles as those for U.S. holdings. However, in some countries, voting proxies result in additional restrictions that have an economic impact or cost to the security, such as "share blocking", where Jennison would be restricted from selling the shares of the security for a period of time if Jennison exercised its ability to vote the proxy. As such, we consider whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Our policy is to not vote these types of proxies when the cost far outweighs the benefit of voting, as in share blocking.

It is further the policy of Jennison that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records, as required by the Advisers Act, is to be made available to clients.

                           SUMMARY OF LOOMIS SAYLES
                     PROXY VOTING POLICIES AND PROCEDURES

Loomis Sayles uses the services of third parties ("Proxy Voting Service(s)"), to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. Each Proxy Voting Service has a copy of Loomis Sayles' proxy voting procedures ("Procedures") and provides vote recommendations and/or analysis to Loomis Sayles based on Loomis Sayles' Procedures and the Proxy Voting Service's own research. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Services unless the Proxy Committee determines that the client's best interests are served by voting otherwise.

All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security, and will be voted in the best investment interests of the client. All routine for and against issues will be voted according to Loomis Sayles' policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security. Loomis Sayles' Proxy Committee has established these routine policies in what it believes are the best investment interests of Loomis Sayles' clients.

The specific responsibilities of the Proxy Committee, include, (1) developing, authorizing, implementing and updating the Procedures, including an annual review of the Procedures, existing voting guidelines and the proxy voting process in general, (2) oversight of the proxy voting process including oversight of the vote on proposals according to the predetermined policies in the voting guidelines, directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration, and consultation with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate and, (3) engagement and oversight of third-party vendors, including Proxy Voting Services.

Loomis Sayles has established several policies to ensure that proxy votes are voted in its clients' best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in the Procedures. Second, where these Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services' recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services' recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

                   MASSACHUSETTS FINANCIAL SERVICES COMPANY

                     PROXY VOTING POLICIES AND PROCEDURES
                     ____________________________________

   Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS' other investment adviser subsidiaries (collectively, "MFS") have adopted proxy voting policies and procedures ("Proxy Voting Policies") with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS (the "MFS Funds").

   A. VOTING GUIDELINES
      _________________

   GENERAL POLICY; POTENTIAL CONFLICTS OF INTEREST
   _______________________________________________

   MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

   MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the guiding principle that all votes made by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines that govern how MFS generally plans to vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion to vote these items in accordance with this guiding principle. These underlying guidelines are simply that - guidelines. Each proxy item is considered on a case-by-case basis, in light of all relevant facts and circumstances, and there may be instances in which MFS may vote proxies in a manner different from these guidelines.

   As a general matter, MFS maintains a consistent voting position with respect to similar proxy proposals made by various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to the different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the guiding principle of voting proxies in the best long-term economic interests of MFS' clients.

   From time to time, MFS receives comments on the proxy voting guidelines and regarding particular voting issues from its clients. Those comments are reviewed and considered periodically, and the guidelines are reviewed each year with MFS Equity Research Department management, the MFS Proxy Review Group and the MFS Proxy Consultant and are revised as appropriate.

   The Proxy Voting Policies are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. MFS shall be mindful of any and all potential material conflicts of interest that could arise in the voting of these proxies, shall identify, analyze, document and report on any such potential conflicts, and shall ultimately vote these proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting on all potential conflicts of interest.

   B. ADMINISTRATIVE PROCEDURES
      _________________________

   1. MFS PROXY REVIEW GROUP
      ______________________

   The administration of the Proxy Voting Policies is overseen by the MFS Proxy Review Group, which includes senior MFS Legal Department officers and MFS' Proxy Consultant. The MFS Proxy Review Group:

   a. Reviews the Proxy Voting Policies at least annually and recommends any amendments considered to be necessary or advisable;

   b. Determines whether any material conflicts of interest exist with respect to instances in which (i) MFS seeks to override the proxy voting guidelines and (ii) votes not clearly governed by the guidelines; and

   c. Considers special proxy issues as they may arise from time to time.

   The current MFS Proxy Consultant is an independent proxy consultant who performs these services exclusively for MFS.

   2. POTENTIAL CONFLICTS OF INTEREST
      _______________________________

   The MFS Proxy Review Group is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. Any attempt to influence MFS' voting on a particular proxy matter should be reported to the MFS Proxy Review Group. The MFS Proxy Consultant will assist the MFS Proxy Review Group in carrying out these responsibilities.

   In cases where proxies are voted in accordance with the Proxy Voting Policies and the proxy voting guidelines, no conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding the Proxy Voting Policies and the proxy voting guidelines, or (ii) matters presented for vote are not clearly governed by the Proxy Voting Policies and the proxy voting guidelines, the MFS Proxy Review Group and the MFS Proxy Consultant will follow these procedures:

   a. Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares,
      (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the "MFS Significant Client List");

   b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Review Group;

   c. If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Review Group will carefully evaluate the proposed votes in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and

   d. For all potential material conflicts of interest identified under clause
      (c) above, the MFS Proxy Review Group will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests.

   The MFS Proxy Review Group is responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS' distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated as necessary, but no less frequently than quarterly.

   3. GATHERING PROXIES
      _________________

   Nearly all proxies received by MFS originate at Automatic Data Processing Corp. ("ADP"). ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS' clients, usually to the client's custodian or, less commonly, to the client itself. Each client's custodian is responsible for forwarding all proxy solicitation materials to MFS (except in the case of certain institutional clients for which MFS does not vote proxies). This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, and proxy statements, the issuer's explanation of the items to be voted upon.

   MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the "Proxy Administrator"), pursuant to which the Proxy Administrator performs various proxy vote processing and recordkeeping functions for MFS' Fund and institutional client accounts. The Proxy

Administrator does not make recommendations to MFS as to how to vote any particular item. The Proxy Administrator receives proxy statements and proxy cards directly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders' meetings of over 10,000 corporations are available on-line to certain MFS employees, the MFS Proxy Consultant and the MFS Proxy Review Group and most proxies can be voted electronically. In addition to receiving the hard copies of materials relating to meetings of shareholders of issuers whose securities are held by the Funds and/or clients, the ballots and proxy statements can be printed from the Proxy Administrator's system and forwarded for review.

   4. ANALYZING PROXIES
      _________________

   After input into the Proxy Administrator system, proxies which are deemed to be completely routine (E.G., those involving only uncontested elections of directors, appointments of auditors, and/or employee stock purchase plans)/1/ are automatically voted in favor by the Proxy Administrator without being sent to either the MFS Proxy Consultant or the MFS Proxy Review Group for further review. Proxies that pertain only to merger and acquisition proposals are forwarded initially to an appropriate MFS portfolio manager or research analyst for his or her recommendation. All proxies that are reviewed by either the MFS Proxy Consultant or a portfolio manager or analyst are then forwarded with the corresponding recommendation to the MFS Proxy Review Group./2/

   Recommendations with respect to voting on non-routine issues are generally made by the MFS Proxy Consultant in accordance with the policies referred to above and all other relevant materials. His or her recommendation as to how each proxy proposal should be voted is indicated on copies of proxy cards, including his or her rationale on significant items. These cards are then forwarded to the MFS Proxy Review Group.

   As a general matter, portfolio managers and investment analysts are consulted and involved in developing MFS' substantive proxy voting guidelines, but have little or no involvement in or knowledge of proxy proposals or voting positions taken by MFS. This is

--------
/1/ Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, there is an expanded list of items that are deemed routine (and therefore automatically voted in favor) for foreign issuers, including the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) the discharge of management and supervisory boards; and (v) approval of share repurchase programs.

/2/ From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group will determine the vote in what MFS believes to be the best long-term economic interests of its clients.

designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize or remove the potential that proxy solicitors, issuers, and third parties might attempt to exert influence on the vote or might create a conflict of interest that is not in what MFS believes to be the best long-term economic interests of our clients. In limited, specific instances (E.G., mergers), the MFS Proxy Consultant or the MFS Proxy Review Group may consult with or seek recommendations from portfolio managers or analysts. The MFS Proxy Review Group would ultimately determine the manner in which all proxies are voted.

   As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the guiding principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be examined, explained and reported in accordance with the procedures set forth in the Proxy Voting Policies.

   5. VOTING PROXIES
      ______________

   After the proxy card copies are reviewed, they are voted electronically through the Proxy Administrator's system. In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Consultant and the MFS Proxy Review Group, and makes available on-line various other types of information so that the MFS Proxy Review Group and the MFS Proxy Consultant may monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

   C. MONITORING SYSTEM
      _________________

   It is the responsibility of the Proxy Administrator and MFS' Proxy Consultant to monitor the proxy voting process. As noted above, when proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Additionally, through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

   When the Proxy Administrator's system "tickler" shows that the date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forward immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

   D. RECORDS RETENTION
      _________________

   MFS will retain copies of the Proxy Voting Policies in effect from time to time. Proxy solicitation materials, including electronic versions of the proxy cards completed by the MFS Proxy Consultant and the MFS Proxy Review Group, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Consultant and the MFS Proxy Review Group. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, the dates when proxies were received and returned, and the votes on each company's proxy issues, are retained for six years.

   E. REPORTS
      _______

   At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

   Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

           METROPOLITAN LIFE INSURANCE COMPANY PROXY VOTING POLICIES
           _________________________________________________________

   MetLife has adopted policies and procedures (the "Voting Policies") that it uses on the Portfolio's behalf to vote proxies related to securities owned by the Portfolio. The Voting Policies have been designed to ensure that proxies are voted in the best interests of MetLife's clients, including the Portfolio, in accordance with Rule 206(4)-6 of the Investment Advisers Act of 1940 and other applicable law. The guiding principle by which MetLife votes on matters submitted to security holders is the maximization of economic value of its clients' holdings.

   MetLife has reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the guiding principle that all votes made by MetLife on behalf of its clients must be made in the best interest of its clients and with the intent to maximize the economic value of its holdings, MetLife has adopted detailed proxy voting guidelines (the "Guidelines") that set forth how MetLife plans to vote on specific matters presented for shareholder vote. The Guidelines are the governing position on any matter specifically addressed by the Guidelines.

   Certain aspects of the administration of the Voting Policies are governed by a Proxy Policy Committee of MetLife (the "Committee"), comprised of senior investment personnel, and legal and compliance personnel. Among the members of the Committee is the Managing Director of Third Party Asset Management (the "Managing Director").

   MetLife has retained Investor Responsibility Research Center ("IRRC") to handle the administrative aspects of voting proxies for the accounts of its clients. IRRC monitors the accounts and their holdings to be sure that proxies are received and votes are cast.

   Because the Guidelines have been pre-established by MetLife, application of the Guidelines to vote proxies should address possible material conflicts of interest. MetLife, however, reserves the right to override the Guidelines with respect to a particular shareholder vote when, taking into consideration all relevant facts and circumstances at the time of the vote, such an override is consistent with the guiding principle of maximizing economic value for the Portfolio. In addition, there may be situations involving matters presented for shareholder vote that are not governed by the Guidelines (any such vote being a "Special Vote"). In connection with any override or Special Vote, a determination is made by MetLife's Ethics and Compliance Group whether there is any material conflict of interest between MetLife, on the one hand, and the Portfolios, on the other. Overrides and Special Votes are subject to specific procedures designed to ensure that voting decisions are not influenced by material conflicts of interest.

   Whenever a material conflict of interest between the Portfolio's shareholders and MetLife or anyone affiliated with MetLife is identified in connection with an override or a Special Vote, the Managing Director will call a special meeting of the Committee and present the matter to the Committee for consideration. As part of its deliberations, the Committee will review all information pertinent to the proposed vote, the issuer, the material conflict of interest, and any other information provided by IRRC and the Managing Director. After reviewing the relevant information, the Committee will arrive at a decision based on the guiding principle of seeking the maximization of the economic value of its clients' holdings.

   MetLife's Voting Policies are subject to change at any time without notice.

NEUBERGER BERMAN MANAGEMENT, INC.

PROXY SUMMARY

The Board has delegated to Neuberger Berman the responsibility to vote proxies related to the securities held in the Fund's portfolios. Under this authority, Neuberger Berman is required by the Board to vote proxies related to portfolio securities in the best interests of the Fund and its stockholders. The Board permits Neuberger Berman to contract with a third party to obtain proxy voting and related services, including research of current issues.

Neuberger Berman has implemented written Proxy Voting Policies and Procedures ("Proxy Voting Policy") that are designed to reasonably ensure that Neuberger Berman votes proxies prudently and in the best interest of its advisory clients for whom Neuberger Berman has voting authority, including the Fund. The Proxy Voting Policy also describes how Neuberger Berman addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

Neuberger Berman's Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, Neuberger Berman utilizes Institutional Shareholder Services Inc. ("ISS") to vote proxies in accordance with Neuberger Berman's voting guidelines.

Neuberger Berman's guidelines adopt the voting recommendations of ISS. Neuberger Berman retains final authority and fiduciary responsibility for proxy voting. Neuberger Berman believes that this process is reasonably designed to address material conflicts of interest that may arise between Neuberger Berman and a client as to how proxies are voted.

In the event that an investment professional at Neuberger Berman believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with Neuberger Berman's proxy voting guidelines or in a manner inconsistent with ISS recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between Neuberger Berman and the client with respect to the voting of the proxy in that manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between Neuberger Berman and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case ISS shall vote such proxy in accordance with the proxy voting guidelines or as ISS recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

   OPPENHEIMERFUNDS, INC.
   498 SEVENTH AVENUE
   NEW YORK, NEW YORK 10018

   OPPENHEIMER FUNDS PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES
   AUGUST 1, 2003

   These PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES set forth the proxy voting guidelines and procedures adopted by the boards of the Oppenheimer funds to be followed by the Oppenheimer funds in voting proxies relating to securities held by (i) the Oppenheimer funds, and (ii) the funds for which OppenheimerFunds, Inc. ("OFI") is the sub-advisor unless OFI has been directed to the contrary in writing by the fund's adviser.

A. ACCOUNTS FOR WHICH OFI HAS PROXY VOTING RESPONSIBILITY
   ______________________________________________________

   Under the investment advisory agreement between OFI and each Oppenheimer fund, OFI regularly provides investment advice and recommendations to the fund with respect to its investments, investment policies and the purchase and sale of securities. Voting proxies relating to securities held by the fund ("portfolio proxies") is within OFI's responsibility to supervise the fund's investment program.

   In addition, OFI is the sub-adviser for more than 20 funds across 12 outside fund families. Pursuant to the sub-advisory agreement between OFI and each such fund's advisor, OFI is responsible for portfolio proxy voting unless the adviser has directed OFI to the contrary in writing.

B. OBJECTIVE
   _________

   . OFI has a fiduciary duty under its investment advisory and sub-advisory agreements to vote portfolio proxies in the best interests of the fund and its shareholders. OFI undertakes to vote portfolio proxies with a view to enhancing the value of the company's stock held by the funds.

   When making proxy voting decisions on behalf of the Funds, OFI adheres to its Proxy Voting Guidelines. These Guidelines set forth OFI's position on routine issues and parameters for assessing non-routine issues.

   In the case of social and political responsibility issues, OFI believes they do not primarily involve financial considerations and OFI abstains from voting on those issues.

C. PROXY VOTING AGENT
   __________________

   OFI has retained INSTITUTIONAL SHAREHOLDER SERVICES ("ISS") of Baltimore, Maryland as its proxy voting agent. ISS is a leading proxy research, voting and vote reporting service. OFI has directed the custodian bank for each fund advised or sub-advised by OFI to forward portfolio proxies to ISS.

   ISS apprises OFI electronically via postings to a password-protected website of pending shareholder meetings. ISS votes each fund's portfolio proxies per the Oppenheimer Funds Portfolio Proxy Voting Guidelines. As part of the electronic posting of upcoming shareholder meeting, ISS includes (i) the company's recommended vote for each proposal, (ii) the ISS recommended vote for each proposal, and (iii) any associated ISS research. A designated OFI paralegal is responsible for monitoring the ISS electronic postings, and for conveying the voting instructions of OFI's portfolio managers in those instances where the OFI policy is to vote a particular type of proposal on a case-by-case basis. Although OFI may consider the ISS research and analysis as part of its own review of a proxy proposal, OFI bears ultimate responsibility for how portfolio proxies are voted.

   ISS maintains records of portfolio proxy voting. ISS provides quarterly reports to OFI's Legal Department that include the information required by the SEC rules, including for each voting security owned by each fund:

   .   The name of the issuer of the portfolio security;

   .   The exchange ticker symbol of the portfolio security;

   .   The CUSIP number for the portfolio security;

   .   The shareholder meeting date;

   .   A brief identification of the matter voted on;

   .   Whether the matter was proposed by the issuer or by a security holder;

   .   Whether the fund cast its vote on the matter;

   . How the fund cast its vote (E.G., for or against proposal, or abstain; for or withhold regarding election of directors); and

   .   Whether the fund cast its vote for or against management.

   The ISS reports also include the ISS recommended vote on each proposal.

D. PROXY VOTING COORDINATOR
   ________________________

   The Proxy Voting Coordinator, who reports to a senior attorney within OFI's Legal Department, is responsible for monitoring proxy voting by the proxy voting agent. The Proxy Voting Coordinator deals directly with the proxy voting agent and, as to questions referred by the proxy voting agent, will solicit recommendations and instructions from OFI's investment professionals, as appropriate. The Proxy Voting Coordinator will review the investment professionals' recommendation with the senior attorney in determining how to vote the portfolio proxy. The Proxy Voting Coordinator is responsible for ensuring that these questions are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting agent.

E. CONFLICTS OF INTEREST
   _____________________

   OFI's primary consideration when voting proxies is the financial interests of the Funds and their shareholders. It is possible that a conflict of interest may arise between the interests of the Fund's shareholders and OFI or its directly-controlled affiliates in voting a portfolio proxy. A potential conflict of interest situation may include where an OFI directly-controlled affiliate manages or administers the assets of a pension plan of the company soliciting the proxy, and failure to vote the proxy as recommended by the company's management might harm the OFI affiliate's business relationship with the company. In order to prevent potential conflicts of interest between OFI and its directly-controlled affiliates, OFI and its directly-controlled affiliates each maintain separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. When voting proxies on behalf of Fund shareholders, OFI votes in a manner consistent with the best interest of the Fund and its shareholders, and votes a company's proxies without regard to any other business relationship between OFI (or its directly-controlled affiliates) and the company.

F. PROXY VOTING GUIDELINES
   _______________________

   The Portfolio Proxy Voting Guidelines adopted by the boards of the Oppenheimer funds are attached. The importance of various issues shifts as political, economic and corporate governance issues come to the forefront and then recede. The Oppenheimer Funds Portfolio PROXY VOTING GUIDELINES address the issues OFI has most frequently encountered in the past several years.

              OPPENHEIMER FUNDS PORTFOLIO PROXY VOTING GUIDELINES
              ___________________________________________________
                                AUGUST 1, 2003

SUMMARY

With reference to the Proxy Voting Guidelines set forth below, highlights of the Oppenheimer funds' current policies on routine and non-routine proxy proposals may be summarized as follows:

   . We vote with the recommendation of the company's management on routine matters, including election of directors nominated by management and ratification of auditors, unless circumstances indicate otherwise.

   . In general, we oppose anti-takeover proposals and support elimination of anti-takeover proposals, absent unusual circumstances.

   . We support shareholder proposals to reduce a super-majority vote requirement.

   .   We oppose management proposals to add a super-majority vote requirement.

   . We oppose proposals to classify the board of directors. A company that has a classified, or staggered, board is one in which directors are typically divided into three classes, with each class serving three-year terms; each class's reelection occurs in different years. In contrast, all directors of an annually elected board serve one-year terms and the entire board stands for election each year. We believe classified boards inappropriately limit the ability of shareholders to effect change in a board's composition.

   . We support proposals to eliminate cumulative voting. Cumulative voting permits a shareholder to amass (cumulate) all his or her votes for directors and apportion these votes among one, a few, or all of the directors on a multi-candidate slate. We believe cumulative voting promotes special interest candidates who may not represent the interests of all shareholders.

   .   We oppose re-pricing of stock options.

   . In general, we consider executive compensation questions such as stock option plans and bonus plans to be ordinary business activity. We analyze stock option plans, paying particular attention to their dilutive effect. While we generally support management proposals, we oppose compensation plans we consider to be excessive.

                                OPPENHEIMER FUNDS
                             PROXY VOTING GUIDELINES
                             _______________________

1.0  THE BOARD OF DIRECTORS

1.01 Voting on Director Nominees
     ___________________________

     Vote FOR each Director Nominee, except:

     Vote against individual Director if he/she attended less than 75% of Board meetings; vote against employee-director who sits on audit, compensation or nominating committee; vote against entire board if company lacks either an audit, compensation or nominating committee; vote against entire Board if company has poor long-term performance (to be reviewed CASE-BY-CASE).

     EXAMPLES of poor long-term performance include: negative 5-year annualized
     ________
     shareholder return, or under-performance against the company's peer group and/or index for 5 consecutive years.

1.02 Elect Compensation Committee or Audit Committee
     _______________________________________________

   OPPOSE if Committee is not fully composed of Independent Directors.

   An Independent Director is defined as a director that:

   . Has not been employed by the company or any affiliate in an executive capacity within the last five years.

   . Is not a member of a firm that is one of this company's paid advisors or consultants.

   .   Is not employed by a significant customer or supplier of the company.

   .   Does not have a personal services contract with the company.

   . Is not employed by a tax-exempt organization that receives significant contributions from the company.

   . Is not a relative of the management of the company ("relative" defined as a parent, spouse of a parent, child, spouse of a child, spouse, brother or sister, and includes step and adoptive relationships.

   . Has not had any business relationship that would be required to be disclosed under Regulation S-K.

   . a director's fees must be the sole compensation an audit committee member receives from the company./1/

1.03 Establish a Nominating Committee
     ________________________________

     OPPOSE if less than all Directors on the Nominating Committee are Independent Directors.

1.04 Limit Composition of Committee(s) to Independent Directors
     __________________________________________________________

     Review on a CASE-BY-CASE basis. Audit, Compensation and Nominating/Corporate Governance Committees shall be fully composed of Independent Directors; a majority of all other Committees shall be composed of Independent Directors.

1.05 Require that Directors' Fees be Paid in Stock
     _____________________________________________

     Vote WITH MANAGEMENT.

1.06 Approve Increase in Board Size
     ______________________________

     Consider on a CASE-BY-CASE basis, with consideration given to maintaining or improving ratio of Independent/Non-Independent Directors.

1.07 Approve Decrease in Board Size
     ______________________________

     SUPPORT if maintaining or improving ratio of Independent/Non-Independent Directors.

1.08 Classify Board of Directors
     ___________________________

     Vote AGAINST proposal to classify the board of directors.

     Vote FOR proposals to repeal classified boards and to elect all directors annually.

     In addition, if more than 50% of shareholders request repeal of the classified board and the board remains classified, withhold votes for those directors at the next meeting at which directors are elected.

     DISCUSSION. A company that has a classified, or staggered, board is one in which directors are typically divided into three classes, with each class serving three-year terms; each class's reelection occurs in different years. In contrast, all directors of an annually elected board serve one-year terms and the entire board stands for election each year. We believe classified boards inappropriately limit the ability of shareholders to effect change in a board's composition.

1.09 Officers/Directors Liability and Indemnification
     ________________________________________________

     SUPPORT proposal if it conforms to state law.

--------
/1./ Per the proposed NYSE corporate governance standards for listed companies.

1.10 Director Age Restrictions
     _________________________

     OPPOSE proposal to impose or lower director age restrictions. We believe management is in the best position to assess whether if a Director is functioning effectively.

1.11 Establish Term Limits for Directors
     ___________________________________

     Vote WITH MANAGEMENT.

1.12 Mandatory Retirement Age for Directors
     ______________________________________

     OPPOSE provided there are term limits for Directors.

1.13 Separate CEO & Chairman Positions
     _________________________________

     Vote WITH MANAGEMENT. We believe the working relationship between a company and its board is an ordinary business matter to be determined by management in recommending whether to separate the CEO and Chairman positions.

1.14 Require Annual Election of Directors
     ____________________________________

     Vote FOR. Also support a shareholder proposal that the Independent Directors meet regularly without management.

1.15 Require that a Majority of Directors be Independent
     ___________________________________________________

     Vote FOR proposal that a majority of Directors be Independent.

     Consider proposals that MORE THAN A MAJORITY of Directors be Independent on a CASE-BY-CASE basis.

1.16 Establish Director Stock Ownership Requirements
     _______________________________________________

     Vote WITH MANAGEMENT

2.0  AUDITORS
     ________

2.01 Ratify Selection of Auditors
     ____________________________

     Vote FOR proposal to ratify selection of auditors, unless the auditor has failed to qualify as independent under the Sarbanes-Oxley Act of 2002. For example, in an effort to reduce conflicts of interest in services performed by audit firms, the Sarbanes-Oxley Act of 2002 prohibits auditors from engaging in nine categories of non-audit services.

2.02 Approve Discharge of Auditors
     _____________________________

     Examine on a CASE-BY-CASE basis.

2.03 Audit Firm Rotation
     ___________________

     Vote AGAINST shareholder proposal asking for audit firm rotation.

Section 203 of the Sarbanes-Oxley Act adequately addresses rotation, in the context of partner rotation. Section 203 specifies that the lead and concurring partner must be subject to rotation requirements after five years. The rules specify that the lead and concurring partner must rotate after five years and be subject to a five-year "time out" period after rotation. Additionally, certain other significant audit partners are subject to a seven-year rotation requirement with a two-year time out period.

OFI believes that requiring audit firm rotation, given the few choices remaining among top tier accounting firms, is unduly burdensome.

3.0  PROXY CONTEST DEFENSES

3.01 Eliminate Cumulative Voting
     ___________________________

     Vote FOR proposal to eliminate cumulative voting.

     Cumulative voting permits a shareholder to amass (cumulate) all his or her votes for directors and apportion these votes among one, a few, or all of the directors on a multi-candidate slate. We believe cumulative voting promotes special interest candidates who may not represent the interests of all shareholders.

3.02 Provide for Confidential Voting
     _______________________________

     OPPOSE.

     If a proxy solicitor loses the right to inspect individual proxy cards in advance of a meeting, this could result in many cards being voted improperly (wrong signatures, for example) or not at all, with the result that companies fail to reach a quorum count at their annual meetings, and therefore these companies to incur the expense of second meetings or votes.

4.0  TENDER OFFER DEFENSES

4.01 Management Proposal to adopt shareholders rights plan ("poison pill")
     _____________________________________________________________________

     These plans are generally adopted to discourage "hostile" advances on a company. In one common type of plan, shareholders are issued rights to purchase shares at a bargain price if a raider acquires a certain percentage of the company's outstanding shares.

     OFI will generally OPPOSE adopting "poison pill" plans unless the following factors are present: (1) sunset provision of three years; qualifying clause that permits shareholders to redeem the pill in the face of a bona fide tender offer; and record of giving shareholders an opportunity to consider prior tender offers; and

     (2) absence of other takeover defenses or provisions for independent director review of poison pill, with option to renew poison pill.

4.02 Submit Poison Pill to Shareholder Vote
     ______________________________________

     Vote FOR.

4.03 Allow Board to use all outstanding capital authorizations in the event of
     _________________________________________________________________________
     public tender or share exchange offer
     _____________________________________

     OPPOSE.

4.04 Super-Majority Vote Requirements
     ________________________________

     Vote FOR shareholder proposal to reduce super-majority vote requirement.

     Vote AGAINST management proposal to require supermajority vote.

4.05 Anti-Greenmail Amendments
     _________________________

     Greenmail proposals, submitted by both management and shareholders, are aimed at preventing a company from buying a large block of its own stock at an above-market price in order to prevent a takeover or proxy fight. OFI believes greenmail provides no economic benefit to anyone but the greenmailer.

     Vote FOR proposals to adopt anti-greenmail amendments of the company's bylaws or articles of incorporation or that otherwise restrict a company's ability to make greenmail payments.

5.0  CORPORATE GOVERNANCE

5.01 Establish Shareholder Advisory Committee
     ________________________________________

     Vote WITH MANAGEMENT

5.02 Shareholders' Right to Call a Special Meeting
     _____________________________________________

     Vote FOR shareholder proposal to enable shareholders to call special meeting consistent with state statutes.

6.0  CAPITAL STRUCTURE

6.01 Increase Authorized Common Stock
     ________________________________

     SUPPORT up to 100% of current authorization, in absence of specific need for additional authorization.

6.02 Issue Tracking Stock
     ____________________

     In these situations, a company creates a new class of stock that is tied to a specific segment of the company. The general assumption is that the company as a whole is undervalued. The rationale for the tracking stock is that it enables investors to more effectively analyze the designated segment of the company, leading to a higher overall value for the company.

     OPPOSE if creation of tracking stock is bundled with adverse corporate governance changes.

6.03 Submit Preferred Stock Issuance to Vote
     _______________________________________

     SUPPORT shareholder proposal to submit preferred stock issuance to shareholder vote.

6.04 Issue "Blank Check" Preferred Stock
     ___________________________________

     OPPOSE issuance of "blank check" preferred stock, which could be used for the "poison pill" defense.

6.05 Increase Authorization of "Blank Check" Preferred Stock
     _______________________________________________________

     OPPOSE unless: (i) class of stock has already been approved by shareholders and (ii) the company has a record of issuing preferred stock for legitimate financing purposes.

6.06 Pledge of Assets for Debt (Generally, Foreign Issuers)
     ______________________________________________________

     In certain foreign markets, such as France, Latin America and India, companies often propose to pledge assets for debt, or seek to issue bonds which increase debt-to-equity ratios up to 300 percent.

     OFI will consider these proposals on a CASE-BY-CASE basis. Generally, OFI will support increasing the debt-to-equity ratio to 100 percent. Any increase beyond 100 percent will require further assessment, with a comparison of the company to its industry peers or country of origin.

7.0  COMPENSATION

     We review compensation proposals on a CASE-BY-CASE basis.

     In general, OFI considers compensation questions such as stock option plans and bonus plans to be ordinary business activity. We analyze stock option plans, paying particular attention to their dilutive effect (see section 7.04, below). While we generally support management proposals, we oppose compensation proposals we believe are excessive, with consideration of factors including the company's industry, market capitalization, revenues and cash flow.

7.01 Employee Stock Purchase Plan
     ____________________________

     Vote FOR unless the offering period exceeds 12 months.

7.02 Cash Bonus Plan
     _______________

     Consider on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as cash bonus plans to be ordinary business activity. While we generally support management proposals, we oppose compensation proposals we believe are excessive.

7.03 Non-Employee Director Stock Plans
     _________________________________

     Vote IN FAVOR if the number of shares reserved is less than 3% of outstanding shares, and the exercise price is 100% of fair market value.

7.04 Executive Stock Based Plans
     ___________________________

     OFI generally votes FOR management proposals, unless we believe the proposal is excessive.

     In casting its vote, OFI reviews the ISS recommendation per a "transfer of wealth" binomial formula that determines an appropriate cap for the wealth transfer based upon the company's industry peers./2/

7.05 Bonus for Retiring Director
     ___________________________

     Examine on a CASE-BY CASE basis. Factors we consider typically include length of service, company's accomplishments during the Director's tenure, and whether we believe the bonus is commensurate with the Director's contribution to the company.

7.06 Proposal to Re-price Stock Options
     __________________________________

     OPPOSE.

7.07 Submit Severance Agreement to Shareholder Vote
     ______________________________________________

     Vote AGAINST shareholder proposal to submit severance agreements to shareholder vote.

7.08 Shareholder Proposal to Limit Executive Compensation
     ____________________________________________________

     Vote WITH MANAGEMENT

7.09 Shareholder Proposal to Submit Executive Compensation to Shareholder Vote
     _________________________________________________________________________

     Vote WITH MANAGEMENT

--------
/1./ As part of its binomial formula, ISS considers long-term corporate performance (both absolute and relative to the industry), cash compensation, categorization of the company as emerging, growth or mature, and administrative features (such as whether the administering committee is permitted to re-price out-of-money options without shareholder approval). If ISS determines that the "transfer of shareholder wealth" (the dollar cost to shareholders of the executive compensation plan) would be excessive under its model, ISS will recommend a vote against the executive stock-based compensation plan.

7.10 Treatment of Stock Option Awards: Require Expensing of Stock Options Awards
     ___________________________________________________________________________

     Until there is certainty on the required accounting treatment for expensing of stock options, consider shareholder proposals requiring that stock options be expensed on a CASE-BY-CASE basis. Factors we consider typically include the time period over which the options were granted, the methodology for valuing the options, and the impact on the company's balance sheet.

8.0  STATE OF INCORPORATION

8.01 Proposal to Change the Company's State of Incorporation
     _______________________________________________________

     Examine on a CASE-BY-CASE basis taking into account impact of state takeover statutes.

9.0  MERGERS AND RESTRUCTURING

9.01 Mergers and Acquisitions
     ________________________

     Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis. Factors considered typically include: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

9.02 Corporate Restructuring
     _______________________

     Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales should be considered on a CASE-BY-CASE basis.

9.03 Spin-offs
     _________

     Votes on spin-offs should be considered on a CASE-BY-CASE basis. Factors considered typically include: tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

9.04 Asset Sales
     ___________

     Votes on asset sales should be made on a CASE-BY-CASE basis. Factors considered typically include: the impact on the balance sheet/working capital, value received for the asset, and potential elimination of non-economies of scale.

9.05 Liquidations
     ____________

     Votes on liquidations should be made on a CASE-BY-CASE basis. Factors considered typically include: management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

9.06 Appraisal Rights
     ________________

     Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

9.07 Changing Corporate Name
     _______________________

     Vote WITH MANAGEMENT. We believe this to be an ordinary business matter to be determined by management.

9.08 Severance Agreements that are Operative in Event of Change of Control
     _____________________________________________________________________

     Review CASE-BY-CASE, with consideration given to ISS "transfer-of-wealth" analysis (see footnote to section 7.04, above).

                         T. ROWE PRICE ASSOCIATES, INC
                       T. ROWE PRICE INTERNATIONAL, INC
                  T. ROWE PRICE STABLE ASSET MANAGEMENT, INC
                 T. ROWE PRICE GLOBAL INVESTMENT SERVICES, LTD
                  T. ROWE PRICE GLOBAL ASSET MANAGEMENT, LTD

                     PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

   T. Rowe Price Associates, Inc., T. Rowe Price International, Inc., T. Rowe Price Stable Asset Management, Inc., T. Rowe Price Global Investment Services Limited, and T. Rowe Price Global Asset Management Limited ("T. ROWE PRICE") recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company's directors and on matters affecting certain important aspects of the company's structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser ("T. ROWE PRICE FUNDS") and by institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process.
T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice.

   T. Rowe Price has adopted these Proxy Voting Policies and Procedures ("POLICIES AND PROCEDURES") for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

   FIDUCIARY CONSIDERATIONS. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

   CONSIDERATION GIVEN MANAGEMENT RECOMMENDATIONS. One of the primary factors
T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. The Policies and Procedures were developed with the recognition that a company's management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company's board of directors. Accordingly, T. Rowe Price believes that the recommendation of management on most issues should be given weight in determining how proxy issues should be voted. However, the position of the company's management will not be supported in any situation where it is found to be not in the best interests of the client, and the portfolio manager may always elect to vote contrary to management when he or she believes a particular proxy proposal may adversely affect the investment merits of owning stock in a portfolio company.

ADMINISTRATION OF POLICIES AND PROCEDURES

   PROXY COMMITTEE. T. Rowe Price's Proxy Committee ("PROXY COMMITTEE") is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving social responsibility issues. The Proxy Committee also reviews questions and responds to inquiries from clients and mutual fund shareholders pertaining to proxy issues of corporate responsibility. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund's Investment Advisory Committee or counsel client's portfolio manager.

   INVESTMENT SUPPORT GROUP. The Investment Support Group ("INVESTMENT SUPPORT GROUP") is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

   PROXY ADMINISTRATOR. The Investment Support Group will assign a Proxy Administrator ("PROXY ADMINISTRATOR") who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers and regional managers for consideration.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

   In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services ("ISS") as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price's proxy voting guidelines, and many of our guidelines are consistent with ISS positions, T. Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.

MEETING NOTIFICATION

   T. Rowe Price utilizes ISS' voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through ProxyMaster.com, an ISS web-based application. ISS is also responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to T. Rowe Price upon request.

VOTE DETERMINATION

   ISS provides comprehensive summaries of proxy proposals (including social responsibility issues), publications discussing key proxy voting issues, and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. Upon request, portfolio managers may receive any or all of the above-mentioned research materials to assist in the vote determination process. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the viewpoint of our clients.

   Portfolio managers may decide to vote their proxies consistent with T. Rowe Price's policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose only to sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive a weekly report summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their vote. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast in opposition to T. Rowe Price policy.

T. ROWE PRICE VOTING POLICIES

   Specific voting guidelines have been adopted by the Proxy Committee for routine anti-takeover, executive compensation and corporate governance proposals, as well as other common shareholder proposals, and are available to clients upon request. The following is a summary of the significant T. Rowe Price policies:

   ELECTION OF DIRECTORS - T. Rowe Price generally supports slates with a majority of independent directors and nominating committees chaired by an independent board member. T. Rowe Price withholds votes for outside directors that do not meet certain criteria relating to their independence. We also withhold votes for inside directors serving on compensation and audit committees and for directors who miss more than one-fourth of the scheduled board meetings. We vote against management efforts to stagger board member terms because a staggered board may act as a deterrent to takeover proposals.

..   ANTI-TAKEOVER AND CORPORATE GOVERNANCE ISSUES - T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights. Also, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights when voting on corporate governance proposals.

..   EXECUTIVE COMPENSATION ISSUES - T. Rowe Price's goal is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. While we evaluate most plans on a case-by-case basis,
    T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option grants based on a number of criteria such as the costs associated with the plan, plan features, dilution to shareholders and comparability to plans in the company's peer group. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock.

..   SOCIAL AND CORPORATE RESPONSIBILITY ISSUES - Vote determinations for corporate responsibility issues are made by the Proxy Committee using ISS voting recommendations. T. Rowe Price generally votes with a company's management on the following social issues unless the issue has substantial economic implications for the company's business and operations which have not been adequately addressed by management:

  .   Corporate environmental practices;

  .   Board diversity;

  .   Employment practices and employment opportunity;

  .   Military, nuclear power and related energy issues;

  .   Tobacco, alcohol, infant formula and safety in advertising practices;

  .   Economic conversion and diversification;

  .   International labor practices and operating policies;

  .   Genetically-modified foods;

  .   Animal rights; and

  .   Political contributions/activities and charitable contributions.

   GLOBAL PORTFOLIO COMPANIES - ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company's domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not necessarily appropriate for foreign markets. The Proxy Committee has reviewed ISS' general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.

   Votes Against Company Management - Where ISS recommends a vote against management on any particular proxy issue, the Proxy Administrator ensures that the portfolio manager reviews such recommendations before a vote is cast. If a research analyst or portfolio manager believes that management's view on a particular proxy proposal may adversely affect the investment merits of owning stock in a particular company, he/she may elect to vote contrary to management.

   INDEX AND PASSIVELY MANAGED ACCOUNTS - Proxy voting for index and other passively-managed portfolios is administered by the Investment Support Group using ISS voting recommendations when their recommendations are consistent with
T. Rowe Price's policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process.

   DIVIDED VOTES - In the unusual situation where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or Price Fund, the Investment Support Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. Opposing votes will be cast only if it is determined to be prudent to do so in light of each client's investment program and objectives. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.

   SHAREBLOCKING - Shareblocking is the practice in certain foreign countries of "freezing" shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. Depending upon market practice and regulations, shares can sometimes be unblocked, allowing the trade to settle but negating the proxy vote. T. Rowe Price's policy is generally to vote all shares in shareblocking countries unless, in its experience, trade settlement would be unduly restricted.

   SECURITIES ON LOAN - The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price's policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

VOTE EXECUTION AND MONITORING OF VOTING PROCESS

   Once the vote has been determined, the Proxy Administrator enters votes electronically into ISS's ProxyMaster system. ISS then transmits the votes to the proxy agents or custodian banks and sends electronic confirmation to T. Rowe Price indicating that the votes were successfully transmitted.

   On a daily basis, the Proxy Administrator queries the ProxyMaster system to determine newly announced meetings and meetings not yet voted. When the date of the stockholders' meeting is approaching, the Proxy Administrator contacts the applicable portfolio manager if the vote for a particular client or Price Fund has not yet been recorded in the computer system.

   Should a portfolio manager wish to change a vote already submitted, the portfolio manager may do so up until the deadline for vote submission, which varies depending on the company's domicile.

MONITORING AND RESOLVING CONFLICTS OF INTEREST

   The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting.

   Application of the T. Rowe Price guidelines to vote clients proxies should in most instances adequately address any possible conflicts of interest since our voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Administrator and the Proxy Committee review all such proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. Issues raising possible conflicts of interest are referred by the Proxy Administrator to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy.

   SPECIFIC CONFLICT OF INTEREST SITUATIONS - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy and votes inconsistent with policy will not be permitted. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain T. Rowe Price funds that invest in other T. Rowe Price funds. In cases where the underlying fund of a T. Rowe Price fund-of -funds holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the fund-of-funds in the same proportion as the votes cast by the shareholders of the underlying funds.

REPORTING AND RECORD RETENTION

   Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods. All client requests for proxy information will be recorded and fulfilled by the Proxy Administrator.

   T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company's management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. Proxy statements received from issuers (other than those which are available on the SEC's EDGAR database) are kept by ISS in its capacity as voting agent and are available upon request. All proxy voting materials and supporting documentation are retained for six years.

                       STATEMENT OF ADDITIONAL INFORMATION

                           MET INVESTORS SERIES TRUST

        This Statement of Additional Information provides supplementary information pertaining to shares of twenty-seven investment portfolios ("Portfolios") of Met Investors Series Trust (the "Trust"), an open-end, management investment company. This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectuses dated May 1, 2005 for, as applicable, the Class A, Class B and Class E shares of the Harris Oakmark International Portfolio, Lord Abbett Bond Debenture Portfolio, Lord Abbett Mid-Cap Value Portfolio, Lord Abbett Growth and Income Portfolio, Lord Abbett Growth Opportunities Portfolio, Lord Abbett America's Value Portfolio, PIMCO Total Return Portfolio, RCM Global Technology Portfolio (formerly PIMCO PEA Innovation Portfolio), PIMCO Inflation Protected Bond Portfolio, MFS Research International Portfolio, Van Kampen Comstock Portfolio, Janus Aggressive Growth Portfolio, Oppenheimer Capital Appreciation Portfolio, Met/AIM Small Cap Growth Portfolio, Met/AIM Mid Cap Core Equity Portfolio, Met/Putnam Capital Opportunities Portfolio, T. Rowe Price Mid-Cap Growth Portfolio, Third Avenue Small Cap Value Portfolio, Neuberger Berman Real Estate Portfolio, Turner Mid-Cap Growth Portfolio, Goldman Sachs Mid-Cap Value Portfolio, MetLife Defensive Strategy Portfolio, MetLife Moderate Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Growth Strategy Portfolio and MetLife Aggressive Strategy Portfolio, and the Prospectus dated November 1, 2005 for the Class A, Class B, Class C and Class E shares of the Legg Mason Value Equity Portfolio, which may be obtained by writing the Trust at 5 Park Plaza, Suite 1900, Irvine, California 92614 or by calling (800) 848-3854. (MetLife Defensive Strategy Portfolio, MetLife Moderate Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Growth Strategy Portfolio and MetLife Aggressive Strategy Portfolio are collectively referred to herein as the "Allocation Portfolios" and individually, an "Allocation Portfolio"). Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectus.

        The date of this Statement of Additional Information is May 1, 2005, as supplemented on November 1, 2005.

        The audited financial statements for the period ended December 31, 2004, including the financial highlights, appearing in the Trust's Annual Report to Shareholders, filed electronically with the Securities and Exchange Commission on March 4, 2005 (File No. 811-10183) are incorporated by reference and made part of this document.

INVESTMENT OBJECTIVES AND POLICIES

        The following information supplements the discussion of the investment objectives and policies of the Portfolios in the Prospectus. If a Portfolio is not identified below in connection with a particular strategy or technique, its Adviser, as of the effective date of this Statement of Additional Information, does not intend to invest any of the Portfolio's assets in that strategy or technique although it has the ability to do so and may do so in the future.

        Each Allocation Portfolio operates under a "fund of funds" structure, investing substantially all of its assets in other mutual funds managed by the Manager or its affiliates (the "Underlying Portfolios"). In addition to investments in shares of the Underlying Portfolios, an Allocation Portfolio may invest for cash management purposes in U.S. government securities and in money market securities. In addition to the fees directly associated with an Allocation Portfolio, an investor in that Portfolio will also directly bear the fees of the Underlying Portfolios in which an Allocation Portfolio invests. This Statement of Additional Information contains information about Underlying Portfolios that are series of the Trust. For additional information about Underlying Portfolios that are series of Metropolitan Series Fund, Inc., please see the May 1, 2005 prospectus and statement of additional information of Metropolitan Series Fund, Inc. (SEC File No. 811-03618).

        Each Allocation Portfolio invests in shares of the Underlying Portfolios and its performance is directly related to the ability of the Underlying Portfolios to meet their respective investment objectives, as well as the Manager's allocation among the Underlying Portfolios. Accordingly, each Allocation Portfolio's investment performance will be influenced by the investment strategies of and risks associated with the Underlying Portfolios, as described below, in direct proportion to the amount of assets each Allocation Portfolio allocates to the Underlying Portfolios utilizing such strategies. However, information in "Money Market Securities", "Other Investment Companies" and "U.S. Government Securities" also applies generally to direct investments that may be made by the Allocation Portfolios.

Asset-Backed Securities (Lord Abbett Bond Debenture, Lord Abbett America's
_______________________
Value, Janus Aggressive Growth, PIMCO Inflation Protected Bond, PIMCO Total Return, Met/AIM Small Cap Growth, Met/AIM Mid Cap Core Equity, T. Rowe Price Mid-Cap Growth, Third Avenue Small Cap Value, Goldman Sachs Mid-Cap Value and Legg Mason Value Equity Portfolios).

        Asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets.

        Asset-backed securities are not issued or guaranteed by the U.S. government or its agencies or government-sponsored entities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. In addition, such securities generally will have remaining estimated lives at the time of purchase of five years or less. Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on asset-backed securities, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and shorter prepayments will lengthen it.

        The purchase of asset-backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of holders of the asset-backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the card holder.

        In the case of privately issued asset-backed securities, the Trust takes the position that such instruments do not represent interests in any particular industry or group of industries.

Brady Bonds (Lord Abbett Bond Debenture, Lord Abbett America's Value, Janus
___________
Aggressive Growth, PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios)

        Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (the uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

Collateralized Debt Obligations (Janus Aggressive Growth, PIMCO Inflation
_______________________________
Protected Bond, PIMCO Total Return and Legg Mason Value Equity Portfolios)

        A Portfolio may invest in collateralized debt obligations ("CDOs"), which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

        For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and services to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

        The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Portfolio as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Statement of Additional Information and the Portfolios' Prospectus (E.G., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Portfolio may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Convertible Securities (All Portfolios except Turner Mid-Cap Growth Portfolio)
______________________

        A Portfolio may invest in convertible securities of domestic and, subject to the Portfolio's investment strategy, foreign issuers. The convertible securities in which a Portfolio may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

        Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

        Convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

        Subsequent to purchase by a Portfolio, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase for that Portfolio. Neither event will require the sale of such securities, although a Portfolio's investment adviser will consider such event in its determination of whether the Portfolio should continue to hold the securities.

Credit Default Swaps (PIMCO Inflation Protected Bond and PIMCO Total Return
____________________
Portfolios)

        A Portfolio may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the Portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. As the seller, the Portfolio would be subject to investment exposure on the notional amount of the swap.

        A Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk - that the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default.

Depositary Receipts (All Portfolios except Lord Abbett Bond Debenture, PIMCO
___________________
Inflation Protected Bond and PIMCO Total Return Portfolios)

        A Portfolio may purchase foreign securities in the form of American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts or other securities convertible into securities of corporations in which the Portfolio is permitted to invest pursuant to its investment objectives and policies. These securities may not necessarily be denominated in the same currency into which they may be converted. Depositary receipts are receipts typically issued by a U.S. or foreign bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. The Turner Mid-Cap Growth Portfolio does not expect to invest more than 10% of its total assets in American Depositary Receipts. Because American Depositary Receipts are listed on a U.S. securities exchange, the investment advisers of the Lord Abbett Mid-Cap Value, Lord Abbett America's Value, Lord Abbett Growth and Income, Lord Abbett Growth Opportunities, RCM Global Technology, Neuberger Berman Real Estate, Goldman Sachs Mid-Cap Value and Legg Mason Value Equity Portfolios do not treat them as foreign securities. However, like other depositary receipts, American Depositary Receipts are subject to many of the risks of foreign securities such as changes in exchange rates and more limited information about foreign issuers.

Dollar Roll Transactions (Lord Abbett Bond Debenture, Lord Abbett America's
________________________
Value, PIMCO Inflation Protected Bond, PIMCO Total Return, Janus Aggressive Growth, Oppenheimer Capital Appreciation, Met/AIM Small Cap Growth, Met/AIM Mid Cap Core Equity and Legg Mason Value Equity Portfolios)

        The Portfolios may enter into "dollar roll" transactions, which consist of the sale by the Portfolio to a bank or broker-dealer (the "counterparty") of Government National Mortgage Association certificates, other mortgage-backed securities or other fixed income securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A Portfolio receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a Portfolio agrees to buy a security on a future date.

        A Portfolio will not use such transactions for leveraging purposes and, accordingly, will segregate cash, U.S. government securities or other liquid assets in an amount sufficient to meet its purchase obligations under the transactions. The Portfolio will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.

        Dollar rolls are treated for purposes of the Investment Company Act of 1940, as amended ("1940 Act") as borrowings of a Portfolio because they involve the sale of a security coupled with an agreement to repurchase. Like all borrowings, a dollar roll involves costs to a Portfolio. For example, while a Portfolio receives a fee as consideration for agreeing to repurchase the security, the Portfolio forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by a Portfolio, thereby effectively charging the Portfolio interest on its borrowing. Further, although a Portfolio can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Portfolio's borrowing.

        The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a Portfolio's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a Portfolio is able to purchase them. Similarly, the Portfolio may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical, security to a Portfolio, the security that the Portfolio is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a Portfolio's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Event-Linked Bonds (PIMCO Inflation Protected Bond and PIMCO Total Return
__________________
Portfolios)

        Each Portfolio may invest up to 5% of its net assets in "event-linked bonds," which are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some even-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, the Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Floaters (PIMCO Inflation Protected Bond, PIMCO Total Return, Lord Abbett
________
America's Value, Janus Aggressive Growth, Neuberger Berman Real Estate, Goldman Sachs Mid-Cap Value and Legg Mason Value Equity Portfolios)

        A Portfolio may invest in floaters, which are fixed income securities with a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under "Foreign Securities."

Foreign Currency Transactions (Harris Oakmark International, T. Rowe Price
_____________________________
Mid-Cap Growth, MFS Research International, PIMCO Inflation Protected Bond, PIMCO Total Return, RCM Global Technology, Oppenheimer Capital Appreciation, Janus Aggressive Growth, Met/Putnam Research, Met/Putnam Capital Opportunities, Met/AIM Small Cap Growth, Met/AIM Mid Cap Core Equity, Lord Abbett America's Value, Third Avenue Small Cap Value, Neuberger Berman Real Estate, Goldman Sachs Mid-Cap Value and Legg Mason Value Equity Portfolios)

        Foreign Currency Exchange Transactions. A Portfolio may engage in
        ______________________________________
foreign currency exchange transactions to protect against uncertainty in the level of future exchange rates. The investment adviser to a Portfolio may engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging"), and to protect the value of specific portfolio positions ("position hedging").

        A Portfolio may engage in "transaction hedging" to protect against a change in the foreign currency exchange rate between the date on which the Portfolio contracts to purchase or sell the security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. For that purpose, a Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in or exposed to that foreign currency.

        If conditions warrant, a Portfolio may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts as a hedge against changes in foreign currency exchange rates between the trade and settlement dates on particular transactions and not for speculation. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements.

        For transaction hedging purposes, a Portfolio may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Portfolio the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Portfolio the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives a Portfolio the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Portfolio the right to purchase a currency at the exercise price until the expiration of the option.

        A Portfolio may engage in "position hedging" to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated, or quoted or exposed (or an increase in the value of currency for securities which the Portfolio intends to buy, when it holds cash reserves and short-term investments). For position hedging purposes, a Portfolio may purchase or sell foreign currency futures contracts and foreign currency forward contracts, and may purchase put or call options on foreign currency futures contracts and on foreign currencies on exchanges or over-the-counter markets. In connection with position hedging, a Portfolio may also purchase or sell foreign currency on a spot basis.

        The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

        It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Portfolio is obligated to deliver.

        Hedging transactions involve costs and may result in losses. A Portfolio may write covered call options on foreign currencies to offset some of the costs of hedging those currencies. A Portfolio will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of the Portfolio's investment adviser, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A Portfolio's ability to engage in hedging and related option transactions may be limited by tax considerations.

        Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

        Currency Forward and Futures Contracts. A forward foreign currency
        ______________________________________
exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the U.S. are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission ("CFTC"), such as the New York Mercantile Exchange. A Portfolio would enter into foreign currency futures contracts solely for hedging or other appropriate investment purposes as defined in CFTC regulations. Open positions in forwards used for non-hedging purposes will be covered if the Portfolio earmarks liquid assets or by the segregation with the Trust's custodian of liquid assets and marked to market daily.

        Forwards will be used primarily to adjust the foreign exchange exposure of each Portfolio with a view to protecting against uncertainty in the level of future foreign exchange rates, and the Portfolios might be expected to enter into such contracts under the following circumstances:

        LOCK IN. When the Adviser desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

        CROSS HEDGE. If a particular currency is expected to decrease against another currency, a Portfolio may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Portfolio's holdings denominated in the currency sold.

        DIRECT HEDGE. If the Adviser wants to eliminate substantially all of the risk of owning a particular currency, and/or if the Adviser thinks that a Portfolio can benefit from price appreciation in a given country's bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Portfolio would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Portfolio would hope to benefit from an increase (if any) in value of the bond.

        PROXY HEDGE. The Adviser might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a Portfolio, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

        Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in any given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

        At the maturity of a forward or futures contract, a Portfolio may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

        Positions in foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although a Portfolio intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there can be no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin.

        Foreign Currency Options. Options on foreign currencies operate
        ________________________
similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when a Portfolio's Adviser believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

        The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

        There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

        Foreign Currency Conversion. Although foreign exchange dealers do not
        ____________________________
charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should a Portfolio desire to resell that currency to the dealer.

Foreign Securities (All Portfolios)
__________________

        A Portfolio may invest in foreign equity and debt securities or U.S. securities traded in foreign markets. In addition to securities issued by foreign companies, permissible investments may also consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits, Yankee certificates of deposit, Eurodollar bonds and Yankee bonds. A Portfolio may also invest in Canadian commercial paper and Europaper. These instruments may subject a Portfolio to additional investment risks from those related to investments in obligations of U.S. issuers. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

        Foreign investments involve certain risks that are not present in domestic securities. For example, foreign securities may be subject to currency risks or to foreign government taxes which reduce their attractiveness. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and a foreign issuer is not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

        Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the U.S. While growing in volume, they usually have substantially less volume than U.S. markets and a Portfolio's investment securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement", which can result in losses to a Portfolio.

        The value of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the Portfolios will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the value of foreign fixed income investments may fluctuate in response to changes in U.S. and foreign interest rates.

        Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the U.S. Consequently, the overall expense ratios of international or global funds are usually somewhat higher than those of typical domestic stock funds.

        Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments will be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

        The debt obligations of foreign governments and entities may or may not be supported by the full faith and credit of the foreign government. A Portfolio may buy securities issued by certain "supra-national" entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (commonly called the "World Bank"), the Asian Development Bank and the Inter-American Development Bank.

        The governmental members of these supra-national entities are "stockholders" that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity's lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will continue to be able or willing to honor their capitalization commitments for those entities.

        The Lord Abbett Bond Debenture, Lord Abbett Mid-Cap Value, Lord Abbett America's Value, Lord Abbett Growth and Income and Lord Abbett Growth Opportunities Portfolios do not expect that more than 20%, 10%, 20%, 10% and 10%, respectively, of their total assets will be invested in foreign securities. The Adviser to these Portfolios does not consider securities of companies domiciled outside the U.S. but whose principal trading market is in the U.S. to be "foreign securities."

        The Third Avenue Small Cap Value Portfolio intends to limit its investments in foreign securities to companies issuing U.S. dollar-denominated American Depositary Receipts or which, in the judgment of its Adviser, otherwise provide financial information which provides the Adviser with substantively similar financial information as Securities and Exchange Commission disclosure requirements.

        The T. Rowe Price Mid-Cap Growth Portfolio expects not more than 25% of its total assets will be invested foreign securities. The Met/Putnam Capital Opportunities and the Met/Putnam Research Portfolios do not expect that more than 20% of their total assets will be invested in foreign securities. The PIMCO Total Return and PIMCO Inflation Protected Bond Portfolios do not expect that more than 30% of their total assets will be invested in securities denominated in foreign currencies. The Oppenheimer Capital Appreciation Portfolio does not expect that more than 35% of its assets will be invested in foreign securities. The RCM Global Technology Portfolio will not invest more than 50% of its assets in foreign securities. The Met/AIM Small Cap Growth and Met/AIM Mid Cap Core Equity Portfolios do not expect that more than 25% of their assets will be invested in foreign securities. The Third Avenue Small Cap Value Portfolio does not expect that more than 25% of its assets will be invested in foreign equity securities and does not currently intend to invest in foreign corporate debt securities such as Eurodollar bonds and Yankee bonds. The Neuberger Berman Real Estate Portfolio will not purchase any foreign currency denominated securities if, as a result, more than 10% of its total assets would be invested in foreign currency denominated securities. The Neuberger Berman Real Estate Portfolio does not expect that more than 10% of its assets will be invested in foreign securities. The Turner Mid-Cap Growth Portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter markets in the United States. The Turner Mid-Cap Growth Portfolio does not expect that more than 10% of its assets will be invested in foreign securities. The Goldman Sachs Real Estate and the Van Kampen Comstock Portfolios may each invest up to 25% of their net assets in foreign securities. The Van Kampen Comstock Portfolio does not currently intend to invest in foreign corporate debt securities such as Eurodollar bonds and Yankee bonds. The Legg Mason Value Equity Portfolio expects that not more than 25% of its total assets will be invested in foreign securities.

        Eurodollar bank obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee dollar bank obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

        Eurodollar and Yankee dollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk. Additionally, Eurodollar (and to a limited extent, Yankee dollar) obligations are subject to certain sovereign risks in addition to the risks of foreign investments described below.

        Emerging Market Securities. Investments in emerging market country
        __________________________
securities involve special risks. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of a Portfolio's investments in those countries and the availability to a Portfolio of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make a Portfolio's investments in such countries illiquid and more volatile than investment in more developed countries, and a Portfolio may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

        Transaction costs in emerging markets may be higher than in the U.S. and other developed securities markets. As legal systems in emerging markets develop, foreign investors may be adversely affected by new or amended laws and regulations or may not be able to obtain swift and equitable enforcement of existing law.

        A Portfolio may make investments denominated in emerging markets currencies. Some countries in emerging markets also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the

U.S. dollar in the currencies in which the Portfolio's securities are quoted would reduce the Portfolio's net asset value.

        Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of a Portfolio. The MFS Research International Portfolio expects that not more than 25% of its total assets will be invested in emerging market securities.

Forward Commitments, When-Issued and Delayed Delivery Securities (All Portfolios
________________________________________________________________
except Neuberger Berman Real Estate and Turner Mid-Cap Growth Portfolios)

        A Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

        A Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

        Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis the Portfolio will hold liquid assets in a segregated account at the Portfolio's custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

        Purchases made under such conditions may involve the risk that yields secured at the time of commitment may be lower than otherwise available by the time settlement takes place, causing an unrealized loss to the Portfolio. In addition, when the Portfolio engages in such purchases, it relies on the other party to consummate the sale. If the other party fails to perform its obligations, the Portfolio may miss the opportunity to obtain a security at a favorable price or yield. Although a Portfolio will generally enter into forward commitments to purchase securities with the intention of actually acquiring the security for its portfolio (or for delivery pursuant to options contracts it has entered into), the Portfolio may dispose of a security prior to settlement if its investment adviser deems it advisable to do so. The Portfolio may realize short-term gains or losses in connection with such sales.

High Yield/High Risk Debt Securities (Lord Abbett Bond Debenture, Lord Abbett
____________________________________
America's Value, Janus Aggressive Growth, PIMCO Inflation Protected Bond, PIMCO Total Return, Met/Putnam Capital Opportunities, Third Avenue Small Cap Value, Neuberger Berman Real Estate, Goldman Sachs Mid-Cap Value and Legg Mason Value Equity Portfolios)

        Certain lower rated securities purchased by a Portfolio, such as those rated Ba or B by Moody's Investors Service, Inc. ("Moody's") or BB or B by Standard & Poor's Ratings Services ("Standard & Poor's") (commonly known as junk bonds), may be subject to certain risks with respect to the issuing entity's ability to make scheduled payments of principal and interest and to greater market fluctuations. While generally providing greater income than investments in higher quality securities, lower quality fixed income securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent that a Portfolio invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Adviser's own credit analysis.

        Lower quality fixed income securities are affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to value accurately a Portfolio's portfolio securities for purposes of determining the Portfolio's net asset value.

        In determining suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers. The Legg Mason Value Equity Portfolio expects that not more than 10% of its total assets will be invested in high yield debt securities.

Hybrid Instruments (Janus Aggressive Growth, PIMCO Inflation Protected Bond,
__________________
PIMCO Total Return, Met/AIM Small Cap Growth, Met/AIM Mid Cap Core Equity, T. Rowe Price Mid-Cap Growth, Lord Abbett America's Value, Third Avenue Small Cap Value, RCM Global Technology, Goldman Sachs Mid-Cap Value and Legg Mason Value Equity Portfolios)

        Although there are no percentage limitations on the amount of assets that may be invested in hybrid instruments, the investment advisers to the Portfolios do not anticipate that such investments will exceed 5% (10% with respect to T. Rowe Price Mid-Cap Growth) of each Portfolio's total assets. Hybrid instruments are a form of derivative and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Hybrid instruments may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a Portfolio may not be successful.

Illiquid Securities (All Portfolios except Turner Mid-Cap Growth Portfolio)
___________________

        Each Portfolio may invest up to 15% of its net assets in illiquid securities and other securities which are not readily marketable, including non-negotiable time deposits, certain restricted securities not deemed by the Trust's Board of Trustees to be liquid and repurchase agreements with maturities longer than seven days. Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, which have been determined to be liquid, will not be considered by the Portfolios' investment advisers to be illiquid or not readily marketable and, therefore, are not subject to the 15% limit. The inability of a Portfolio to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair the Portfolio's ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a Portfolio which are eligible for resale pursuant to Rule 144A will be monitored by the Portfolios' investment advisers on an ongoing basis, subject to the oversight of the Trustees. In the event that such a security is deemed to be no longer liquid, a Portfolio's holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in a Portfolio having more than 15% of its assets invested in illiquid or not readily marketable securities.

Inflation-Indexed Bonds (PIMCO Inflation Protected Bond and PIMCO Total Return
_______________________
Portfolios)

        Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semiannual coupon.

        Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Portfolio purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year's inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

        If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Portfolio may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

        The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

        While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

        The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Interest Rate Transactions (PIMCO Inflation Protected Bond, PIMCO Total Return,
__________________________
Janus Aggressive Growth, Oppenheimer Capital Appreciation and Neuberger Berman Real Estate Portfolios)

        Among the strategic transactions into which the Portfolios may enter are interest rate swaps and the purchase or sale of related caps and floors. A Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. A Portfolio intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Portfolio may be obligated to pay. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser, to the extent that a specific index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such cap. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.

        A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps and floors are entered into for good faith hedging purposes, the Advisers to the Portfolios and the Trust believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Portfolio will not enter into any swap, cap and floor transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least "A" by Standard & Poor's or Moody's or has an equivalent rating from another nationally recognized statistical rating organization ("NRSRO") or is determined to be of equivalent credit quality by the investment adviser. For a description of the NRSROs and their ratings, see the Appendix. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

        With respect to swaps, a Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps and floors require segregation of assets with a value equal to the Portfolio's net obligations, if any.

        For purposes of applying a Portfolio's investment policies and restrictions (as stated in the Prospectus and this Statement of Additional Information) swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap sold by a Portfolio (i.e., where the Portfolio is selling credit default protection), however, the Portfolio will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Investment Grade Corporate Debt Securities (Lord Abbett Growth and Income, Lord
__________________________________________
Abbett Bond Debenture, Lord Abbett America's Value, PIMCO Inflation Protected Bond, PIMCO Total Return, RCM Global Technology, Oppenheimer Capital Appreciation, Janus Aggressive Growth, T. Rowe Price Mid-Cap Growth, MFS Research International, Met/AIM Small Cap Growth, Met/AIM Mid Cap Core Equity, Met/Putnam Capital Opportunities, Third Avenue Small Cap Value, Neuberger Berman Real Estate, Goldman Sachs Mid-Cap Value, Van Kampen Comstock and Legg Mason Value Equity Portfolios)

        Debt securities are rated by NRSROs. Securities rated BBB by Standard & Poor's or Baa by Moody's are considered investment grade securities, but are somewhat riskier than higher rated investment grade obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics and may be speculative. See the Appendix for a description of the various securities ratings.

Loans and Other Direct Indebtedness (PIMCO Inflation Protected Bond, PIMCO Total
___________________________________
Return, Janus Aggressive Growth and Oppenheimer Capital Appreciation Portfolios)

        By purchasing a loan, a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. A Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default. Certain of the loans acquired by a Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand.

        The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

Money Market Securities (All Portfolios)
_______________________

        Money market securities in which the Portfolios may invest include U.S. government securities, U.S. dollar denominated instruments (such as bankers' acceptances, commercial paper, domestic or Yankee certificates of deposit and Eurodollar obligations) issued or guaranteed by bank holding companies in the U.S., their subsidiaries and their foreign branches. These bank obligations may be general obligations of the parent bank holding company or may be limited to the issuing entity by the terms of the specific obligation or by government regulation.

        Other money market securities in which a Portfolio may invest also include certain variable and floating rate instruments and participations in corporate loans to corporations in whose commercial paper or other short-term obligations a Portfolio may invest. Because the bank issuing the participations does not guarantee them in any way, they are subject to the credit risks generally associated with the underlying corporate borrower. To the extent that a Portfolio may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower under the terms of the loan participation), the Portfolio may also be subject to credit risks associated with the issuing bank. The secondary market, if any, for these loan participations is extremely limited and any such participations purchased by a Portfolio will be regarded as illiquid.

        A Portfolio may also invest in bonds and notes with remaining maturities of thirteen months or less, variable rate notes and variable amount master demand notes. A variable amount master demand note differs from ordinary commercial paper in that it is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, it is payable on demand, the rate of interest payable on it varies with an agreed formula and it is typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by a Portfolio will be regarded as an illiquid security.

        Generally, the Portfolios will invest only in high quality money market instruments, i.e., securities which have been assigned the highest quality ratings by NRSROs such as "A-1" by Standard & Poor's or "Prime-1" by Moody's, or if not rated, determined to be of comparable quality by the Portfolio's investment adviser. The J.P. Morgan Quality Bond, Lord Abbett Bond Debenture, Lord Abbett Mid-Cap Value, Lord Abbett America's Value, Lord Abbett Growth and Income, Lord Abbett Growth Opportunities, PIMCO Total Return and Harris Oakmark International Portfolios may invest in money market instruments rated A-3 by Standard & Poor's and Prime-3 by Moody's. The Goldman Sachs Mid-Cap Value Portfolio may invest in money market instruments rated A-2 by Standard & Poor's and Prime-2 by Moody's.

Mortgage-Backed Securities (Lord Abbett Bond Debenture, Lord Abbett America's
__________________________
Value, PIMCO Inflation Protected Bond, PIMCO Total Return, Janus Aggressive Growth, MFS Research International, Met/AIM Small Cap Growth, Met/AIM Mid Cap Core Equity, T. Rowe Price Mid-Cap Growth, Third Avenue Small Cap Value, Neuberger Berman Real Estate, Goldman Sachs Mid-Cap Value and Legg Mason Value Equity Portfolios)

        A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Certain Portfolios may invest in CMOs and stripped mortgage-backed securities that represent a participation in, or are secured by, mortgage loans. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

        CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity. Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities (or "tranches"), each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by a Portfolio would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a Portfolio that invests in CMOs.

        The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

        Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event, the Portfolios, may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, a Portfolio may not be able to realize the rate of return it expected.

        Mortgage-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-backed securities in which a Portfolio may invest will have higher than market interest rates and, therefore, will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause a Portfolio to experience a loss equal to any unamortized premium.

        Stripped mortgage-backed securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The securities may be issued by agencies or instrumentalities of the U.S. government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The Portfolios may invest in both the IO class and the PO class. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of the principal payments (including prepayments) on the underlying assets. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

        Prepayments may also result in losses on stripped mortgage-backed securities. A rapid rate of principal prepayments may have a measurable adverse effect on a Portfolio's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, a Portfolio may fail to recoup fully its initial investments in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Portfolios' ability to buy and sell those securities at any particular time.

        In the case of privately issued mortgage-related securities, the Trust takes the position that such instruments do not represent interests in any particular industry or group of industries.

Municipal Fixed Income Securities (PIMCO Inflation Protected Bond and PIMCO
_________________________________
Total Return Portfolios)

        A Portfolio may invest in municipal bonds of any state, territory or possession of the U.S., including the District of Columbia. The Portfolio may also invest in municipal bonds of any political subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions. Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works. Interest payments received by holders of these securities are generally tax-free. Municipal bonds may also be issued to refinance public debt.

        Municipal bonds are mainly divided between "general obligation" and "revenue" bonds. General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax. They are repaid from the issuer's general revenues. Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer. In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

        A Portfolio may also invest in industrial development bonds. Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. To qualify as a municipal bond, the interest paid on an industrial development bond must qualify as fully exempt from federal income tax. However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

        The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue's size, maturity date and rating. Municipal bonds are rated by Standard & Poor's, Moody's and Fitch IBCA, Inc. Such ratings, however, are opinions, not absolute standards of quality. Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield. Once purchased by the Portfolio, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the Portfolio. Neither event would require the Portfolio to sell the bond, but the Portfolio's investment adviser would consider such events in determining whether the Portfolio should continue to hold it.

        The ability of the Portfolio to achieve its investment objective depends upon the continuing ability of the issuers of municipal bonds to pay interest and principal when due. Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Portfolio's ability to enforce its rights in the event of default. Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the Portfolio's investment adviser may lack sufficient knowledge of an issue's weaknesses. Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due. In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Portfolio.

        From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds. Such actions could materially affect the availability of municipal bonds and the value of those already owned by the Portfolio. If such legislation were passed, the Trust's Board of Trustees may recommend changes in the Portfolio's investment objectives and policies.

Options and Futures Strategies (All Portfolios except Third Avenue Small Cap
______________________________
Value and Turner Mid-Cap Growth Portfolios)

        A Portfolio may seek to increase the current return on its investments by writing covered call or covered put options. In addition, a Portfolio may at times seek to hedge against either a decline in the value of its portfolio securities or an increase in the price of securities which its Adviser plans to purchase through the writing and purchase of options including options on stock indices and the purchase and sale of futures contracts and related options. The Advisers to the Lord Abbett Bond Debenture, Lord Abbett Growth and Income, Lord Abbett Mid-Cap Value, Lord Abbett America's Value, Lord Abbett Growth Opportunities and Harris Oakmark International Portfolios do not presently intend to utilize options or futures contracts and related options but may do so in the future. The Adviser to the PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios does not presently intend to engage in options and futures transactions on stock indices, but may do so in the future. Expenses and losses incurred as a result of such hedging strategies will reduce a Portfolio's current return.

        The ability of a Portfolio to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to stock indices and U.S. government securities are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore no assurance can be given that a Portfolio will be able to utilize these instruments effectively for the purposes stated below.

        Writing Covered Options on Securities. A Portfolio may write covered
        _____________________________________
call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as its investment adviser determines is appropriate in seeking to attain the Portfolio's investment objective. Call options written by a Portfolio give the holder the right to buy the underlying security from the Portfolio at a stated exercise price; put options give the holder the right to sell the underlying security to the Portfolio at a stated price.

        A Portfolio may only write call options on a covered basis or for cross-hedging purposes and will only write covered put options. A put option would be considered "covered" if the Portfolio owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. A call option is covered if the Portfolio owns or has the right to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period. A call option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Portfolio owns or has the right to acquire. In the case of a call written for cross-hedging purposes or a put option, the Portfolio will maintain in a segregated account at the Trust's custodian bank or earmark liquid assets with a value equal to or greater than the Portfolio's obligation under the option. A written call option is also covered if the Portfolio maintains in a segregated bank account at the Trust's custodian bank or earmarks liquid assets with the value equal to or greater than the Portfolio's obligation under the option. A Portfolio may also write combinations of covered puts and covered calls on the same underlying security.

        A Portfolio will receive a premium from writing an option, which increases the Portfolio's return in the event the option expires unexercised or is terminated at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security. By writing a call option, a Portfolio will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Portfolio will assume the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds the market price plus the amount of the premium received.

        A Portfolio may terminate an option which it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Portfolio will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Portfolio.

        Purchasing Put and Call Options on Securities. A Portfolio may purchase
        _____________________________________________
put options to protect its portfolio holdings in an underlying security against a decline in market value. This protection is provided during the life of the put option since the Portfolio, as holder of the put, is able to sell the underlying security at the exercise price regardless of any decline in the underlying security's market price. For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, any profit which the Portfolio might otherwise have realized on the underlying security will be reduced by the premium paid for the put option and by transaction costs.

        A Portfolio may also purchase a call option to hedge against an increase in price of a security that it intends to purchase. This protection is provided during the life of the call option since the Portfolio, as holder of the call, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. For the purchase of a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, any profit which the Portfolio might have realized had it bought the underlying security at the time it purchased the call option will be reduced by the premium paid for the call option and by transaction costs.

        Except for the RCM Global Technology, PIMCO Inflation Protected Bond, PIMCO Total Return, Neuberger Berman Real Estate and Goldman Sachs Mid-Cap Value Portfolios, no Portfolio intends to purchase put or call options if, as a result of any such transaction, the aggregate cost of options held by the Portfolio at the time of such transaction would exceed 5% of its total assets. There are no specific limitations on the RCM Global Technology Portfolio's, PIMCO Inflation Protected Bond Portfolio's, the PIMCO Total Return Portfolio's, the Neuberger Berman Real Estate Portfolio's or the Goldman Sachs Mid-Cap Value Portfolio's purchases of options on securities.

        Purchase and Sale of Options and Futures on Stock Indices. A Portfolio
        _________________________________________________________
may purchase and sell options on stock indices and stock index futures contracts either as a hedge against movements in the equity markets or for other investment purposes.

        Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks. Currently options traded include the Standard & Poor's 500 Composite Stock Price Index, the NYSE Composite Index, the AMEX Market Value Index, the NASDAQ 100 Index, the Nikkei 225 Stock Average Index, the Financial Times Stock Exchange 100 Index and other standard broadly based stock market indices. Options are also traded in certain industry or market segment indices such as the Pharmaceutical Index.

        A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

        If a Portfolio's Adviser expects general stock market prices to rise, it might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy for the Portfolio. If in fact the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Portfolio's index option or futures contract resulting from the increase in the index. If, on the other hand, the Portfolio's Adviser expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does in fact decline, the value of some or all of the equity securities held by the Portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Portfolio's position in such put option or futures contract.

        Purchase and Sale of Interest Rate Futures. A Portfolio may purchase and
        __________________________________________
sell interest rate futures contracts on fixed income securities or indices of such securities, including municipal indices and any other indices of fixed income securities that may become available for trading either for the purpose of hedging its portfolio securities against the adverse effects of anticipated movements in interest rates or for other investment purposes.

        A Portfolio may sell interest rate futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the securities held by a Portfolio will fall, thus reducing the net asset value of the Portfolio. This interest rate risk can be reduced without employing futures as a hedge by selling such securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. However, this strategy entails increased transaction costs in the form of dealer spreads and brokerage commissions and would typically reduce the Portfolio's average yield as a result of the shortening of maturities.

        The sale of interest rate futures contracts provides a means of hedging against rising interest rates. As rates increase, the value of a Portfolio's short position in the futures contracts will also tend to increase thus offsetting all or a portion of the depreciation in the market value of the Portfolio's investments that are being hedged. While the Portfolio will incur commission expenses in selling and closing out futures positions (which is done by taking an opposite position in the futures contract), commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of portfolio securities.

        A Portfolio may purchase interest rate futures contracts in anticipation of a decline in interest rates when it is not fully invested. As such purchases are made, it is expected that an equivalent amount of futures contracts will be closed out.

        A Portfolio will enter into futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and the underlying financial instrument. Futures exchanges and trading in the U.S. are regulated under the Commodity Exchange Act by the CFTC. Futures are traded in London at the London International Financial Futures Exchange, in Paris at the MATIF, and in Tokyo at the Tokyo Stock Exchange.

        Options on Futures Contracts. A Portfolio may purchase and write call
        ____________________________
and put options on stock index and interest rate futures contracts. A Portfolio may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing or selling the underlying futures. For example, a Portfolio may purchase put options or write call options on stock index futures or interest rate futures, rather than selling futures contracts, in anticipation of a decline in general stock market prices or rise in interest rates, respectively, or purchase call options or write put options on stock index or interest rate futures, rather than purchasing such futures, to hedge against possible increases in the price of equity securities or debt securities, respectively, which the Portfolio intends to purchase.

        In connection with transactions in stock index options, stock index futures, interest rate futures and related options on such futures, a Portfolio will be required to deposit as "initial margin" an amount of cash and short-term U.S. government securities. The current initial margin requirements per contract ranges from approximately 2% to 10% of the contract amount. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the futures contract. Brokers may establish deposit requirements higher than exchange minimums.

        Limitations. A Portfolio will not purchase or sell futures contracts or
        ___________
options on futures contracts or stock indices for non-hedging purposes if, as a result, the sum of the initial margin deposits on its existing futures contracts and related options positions and premiums paid for options on futures contracts or stock indices would exceed 5% of the net assets of the Portfolio; provided, however, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. If this limitation is exceeded at any time, the Portfolio will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

        Risks of Options and Futures Strategies. The effective use of options
        _______________________________________
and futures strategies depends, among other things, on a Portfolio's ability to terminate options and futures positions at times when its investment adviser deems it desirable to do so. Although a Portfolio will not enter into an option or futures position unless its Adviser believes that a liquid market exists for such option or future, there can be no assurance that a Portfolio will be able to effect closing transactions at any particular time or at an acceptable price. The Advisers generally expect that options and futures transactions for the Portfolios will be conducted on recognized exchanges. However, a Portfolio may also purchase and sell options in the over-the-counter market. The staff of the Securities and Exchange Commission considers over-the-counter options to be illiquid. A Portfolio's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

        The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of the securities that are the subject of the hedge. The successful use of these strategies also depends on the ability of a Portfolio's Adviser to forecast correctly interest rate movements and general stock market price movements. This risk increases as the composition of the securities held by the Portfolio diverges from the composition of the relevant option or futures contract.

Other Investment Companies (All Portfolios except Turner Mid-Cap Growth
__________________________
Portfolios)

        Except as provided below, in connection with its investments in accordance with the various investment disciplines, a Portfolio may invest up to 10% of its total assets in shares of other investment companies (including exchange-traded funds such as Standard & Poor's Depository Receipts ("SPDRs") and iShares(SM) as defined below) but may neither invest more than 5% of its total assets in any one investment company nor acquire more than 3% of the voting securities of such other investment company. A Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the management fees (and other expenses) paid by the Portfolio. Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for a Portfolio to invest in certain markets. Such investments may involve the payment of substantial premiums above the net asset value of those investment companies' portfolio securities. A Portfolio also may incur tax liability to the extent it invests in the stock of a foreign issuer that is a "passive foreign investment company" regardless of whether such "passive foreign investment company" makes distributions to the Portfolio. Each Portfolio does not intend to invest in other investment companies unless, in the Adviser's judgment, the potential benefits exceed associated costs.

        Exchange-traded funds are shares of unaffiliated investment companies issuing shares which are traded like traditional equity securities on a national stock exchange or the National Association of Securities Dealers Automated Quotations System ("NASDAQ") National Market System. SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the American Stock Exchange). The UIT was established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). The UIT is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price activity of the S&P 500. The UIT will issue SPDRs in aggregations known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (i) a portfolio of securities substantially similar to the component securities ("Index Securities") of the S&P 500, (ii) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, a net of expenses and liabilities, and (iii) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the S&P Index and the net asset value of Portfolio Deposit.

        SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, an investor must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, an investor will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

        The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Portfolios could result in losses on SPDRs.

        A Portfolio may, subject to the limitations stated above, invest in iShares(SM) and similar securities that invest in securities included in specified indices, including the MSCI indices for various countries and regions. iShares(SM) are listed on the AMEX and were initially offered to the public in 1996. The market prices of iShares(SM) are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares(SM) on the AMEX. However, iShares(SM) have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares(SM) for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares(SM) will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares(SM) should occur in the future, the liquidity and value of a Portfolio's shares could also be substantially and adversely affected. If such disruptions were to occur, a Portfolio could be required to reconsider the use of iShares(SM) as part of its investment strategy.

        The T. Rowe Price Mid-Cap Growth Portfolio may invest in the shares of the T. Rowe Price Reserve Investment Fund and the Goldman Sachs Mid-Cap Value Portfolio may invest in money market funds for which the Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

        Each Allocation Portfolio invests substantially all of its assets in the securities of other investment companies.

Portfolio Turnover
__________________

        While it is impossible to predict portfolio turnover rates, the Advisers to the Portfolios, other than the Janus Aggressive Growth, MFS Research International, Met/Putnam Research, Met/Putnam Capital Opportunities, PIMCO Inflation Protected Bond, PIMCO Total Return,

RCM Global Technology, Lord Abbett Growth Opportunities and Turner Mid-Cap Growth Portfolios, anticipate that portfolio turnover will generally not exceed 100% per year. The Adviser to the Lord Abbett Growth Opportunities anticipates that portfolio turnover may exceed 200% per year, exclusive of dollar roll transactions. The Advisers to the RCM Global Technology and Turner Mid-Cap Growth Portfolios anticipates that portfolio turnover generally will not exceed 300% per year. The Adviser to the MFS Research International Portfolio anticipates that portfolio turnover generally will not exceed 150% per year. The Advisers to the Janus Aggressive Growth, Met/Putnam Capital Opportunities, Met/Putnam Research, PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios anticipate that portfolio turnover generally will exceed 100% per year. Higher portfolio turnover rates usually generate additional brokerage commissions and expenses.

Preferred Stocks (All Portfolios except Turner Mid-Cap Growth Portfolio)
________________

        A Portfolio may purchase preferred stock. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid.

        If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

Real Estate Investment Trusts (All Portfolios except Harris Oakmark
_____________________________
International and Van Kampen Comstock Portfolios)

        A Portfolio may invest up to 5% of its net assets in investments related to real estate, including real estate investment trusts ("REITs") except that Met/AIM Mid Cap Core Equity, Met/AIM Small Cap Growth, Oppenheimer Capital Appreciation and Legg Mason Value Equity Portfolios may each invest up to 15% of its assets in REITs and Met/Putnam Capital Opportunities, Neuberger Berman Real Estate and Goldman Sachs Mid-Cap Value Portfolios may invest without limit in REITs. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

Repurchase Agreements (All Portfolios)
_____________________

        Each of the Portfolios may enter into repurchase agreements with a bank, broker-dealer, or other financial institution but no Portfolio may invest more than 15% of its net assets in illiquid securities, including repurchase agreements having maturities of greater than seven days. A Portfolio may enter into repurchase agreements, provided the Trust's custodian always has possession of securities serving as collateral whose market value at least equals the amount of the repurchase obligation. To minimize the risk of loss a Portfolio will enter into repurchase agreements only with financial institutions which are considered by its investment adviser to be creditworthy. If an institution enters an insolvency proceeding, the resulting delay in liquidation of the securities serving as collateral could cause a Portfolio some loss, as well as legal expense, if the value of the securities declines prior to liquidation.

Reverse Repurchase Agreements (All Portfolios except T. Rowe Price Mid-Cap
_____________________________
Growth, Harris Oakmark International, Met/Putnam Capital Opportunities, MFS Research International, Turner Mid-Cap Growth, Goldman Sachs Mid-Cap Value and Van Kampen Comstock Portfolios)

        A Portfolio may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. Leverage may cause any gains or losses of the Portfolio to be magnified. The Portfolio may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. At the time a Portfolio enters into a reverse repurchase agreement, it will earmark, or establish and maintain a segregated account with an approved custodian containing, cash or other liquid securities having a value not less than the repurchase price (including accrued interest). If interest rates rise during a reverse repurchase agreement, it may adversely affect the Portfolio's net asset value. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

        The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). A Portfolio's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Portfolio has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Portfolio's obligation to repurchase the securities, and a Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Rights and Warrants (All Portfolios except Lord Abbett Bond Debenture Portfolio)
___________________

        A Portfolio may purchase rights and warrants. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price.

Securities Loans (All Portfolios)
________________

        All securities loans will be made pursuant to agreements requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolios an amount equal to any dividends or interest received on loaned securities. The Portfolios retain all or a portion of the interest received on investment of cash collateral or receive a fee from the borrower. Lending portfolio securities involves risks of delay in recovery of the loaned securities or in some cases loss of rights in the collateral should the borrower fail financially.

        Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the loaned securities marked-to-market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under a Portfolio's securities lending program. While the securities are being loaned, a Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. A Portfolio has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period for purchases and sales of such securities in such foreign markets. A Portfolio will generally not have the right to vote securities while they are being loaned, but its Manager or Adviser will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by a Portfolio's Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

Short Sales (T. Rowe Price Mid-Cap Growth, MFS Research International, Lord
___________
Abbett America's Value, Janus Aggressive Growth, PIMCO Inflation Protected Bond, PIMCO Total Return, Met/AIM Small Cap Growth, Met/AIM Mid Cap Core Equity, RCM Global Technology, Met/Putnam Capital Opportunities and Legg Mason Value Equity Portfolios)

        A Portfolio may enter into a "short sale" of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box," may be entered into by each Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

        The PIMCO Total Return, PIMCO Inflation Protected Bond and RCM Global Technology Portfolios may each also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its custodian, or earmark, cash or other liquid assets at such a level that (i) the amount segregated, or earmark, plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio's net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and
(ii) segregated in connection with short sales.

Structured Notes (Lord Abbett Bond Debenture, PIMCO Total Return, PIMCO
________________
Inflation Protected Bond, T. Rowe Price Mid-Cap Growth, Goldman Sachs Mid-Cap Value and Legg Mason Value Equity Portfolios)

        Structured notes are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured notes to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payment made with respect to structured notes is dependent on the extent of the cash flow on the underlying instruments. Certain issuers of structured notes may be deemed to be "investment companies" as defined in the 1940 Act. As a result, a Portfolio's investment in these structured notes may be limited by restrictions contained in the 1940 Act. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes.

Swaps (Lord Abbett America's Value, Lord Abbett Bond Debenture, Lord Abbett
_____
Mid-Cap Value, Lord Abbett Growth and Income, Lord Abbett Growth Opportunities, PIMCO Inflation Protected Bond, PIMCO Total Return, RCM Global Technology Portfolio)

        A Swap contracts are derivatives in the form of a contract or other similar instrument, which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Portfolio may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which a Portfolio may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

        A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. A Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued by unpaid net amounts owed to a swap counterparty will be covered by designating the segregation, either on its records or with the Trust's custodian, of cash or other liquid assets, to avoid any potential leveraging of a Portfolio. To the extent that the net amounts owed to a swap counterparty are covered with such liquid assets, the Advisers believe such obligations do not constitute "senior securities" under the 1940 Act and accordingly, the Adviser will not treat them as being subject to a Portfolio's borrowing restrictions. A Portfolio may enter into OTC swap transactions with counterparties that are approved by the Advisers in accordance with guidelines established by the Board of Trustees. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings.

        The swaps in which a Portfolio may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments the Portfolio is contractually obligated to make. If the other party to a swap defaults, the Portfolio's risk of loss consists of the net amount of payments that the Portfolio contractually is entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than traditional swap transactions.

        The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique were not used.

U.S. Government Securities (All Portfolios)
__________________________

        Securities issued or guaranteed as to principal and interest by the U.S. government or its agencies and government-sponsored entities include U.S. Treasury obligations, consisting of bills, notes and bonds, which principally differ in their interest rates, maturities and times of issuance, and obligations issued or guaranteed by agencies and government-sponsored entities which are supported by (i) the full faith and credit of the U.S. Treasury (such as securities of the Government National Mortgage Association), (ii) the limited authority of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association) or (iii) the authority of the U.S. government to purchase certain obligations of the issuer (such as securities of the Federal National Mortgage Association). No assurance can be given that the U.S. government will provide financial support to U.S. government agencies or government-sponsored entities as described in clauses (ii) or (iii) above in the future, other than as set forth above, since it is not obligated to do so by law.

Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds (Lord Abbett Bond
________________________________________________________
Debenture, PIMCO Inflation Protected Bond, Lord Abbett America's Value, PIMCO Total Return, Money Market, Oppenheimer Capital Appreciation, Janus Aggressive Growth, Third Avenue Small Cap Value, Neuberger Berman Real Estate, Goldman Sachs Mid-Cap Value and Legg Mason Value Equity Portfolios)

        Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Payment-in-kind ("PIK") bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. A Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

                             INVESTMENT RESTRICTIONS

Fundamental Policies
____________________

        The following investment restrictions are fundamental policies, which may not be changed without the approval of a majority of the outstanding shares of the Portfolio. As provided in the 1940 Act, a vote of a majority of the outstanding shares necessary to amend a fundamental policy means the affirmative vote of the lesser of (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Portfolio.

        1.      Borrowing
                _________

        Each Portfolio may not borrow money, except to the extent permitted by applicable law.

        2.      Diversification
                _______________

        Except as noted, each Portfolio may not purchase a security if, as a result, with respect to 75% (50% with respect to T. Rowe Price Mid-Cap Growth Portfolio and Janus Aggressive Growth Portfolio) of the value of its total assets (i) more than 5% of the value of the Portfolio's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or (ii) more than 10% of the outstanding voting securities of any issuer would be held by the Portfolio, other than securities issued by the U.S. government, its agencies and instrumentalities. (The Harris Oakmark International, PIMCO Inflation Protected Bond, Third Avenue Small Cap Value, Neuberger Berman Real Estate, MetLife Defensive Strategy, MetLife Moderate Strategy, MetLife Balanced Strategy, MetLife Growth Strategy, MetLife Aggressive Strategy and Legg Mason Value Equity Portfolios, as non-diversified funds, are not subject to any fundamental policy which limits their investments in a single issuer.)

        3.      Concentration
                _____________

        Each Portfolio other than Neuberger Berman Real Estate Portfolio may not invest more than 25% of the value of its total assets in any one industry, provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies and instrumentalities, and repurchase agreements secured by such obligations. The Neuberger Berman Real Estate Portfolio may not invest more than 25% of the value of its total assets in any one industry, provided that the Portfolio will invest greater than 25% of its total assets in the real estate industry, and, further provided, that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies and instrumentalities and repurchase agreements secured by such obligations.

        4.      Underwriting
                ____________

        Each Portfolio may not underwrite securities issued by other persons, except to the extent that in connection with the disposition of its portfolio investments it may be deemed to be an underwriter under federal securities laws.

        5.      Real Estate
                ___________

        Each Portfolio other than Neuberger Berman Real Estate Portfolio may not purchase or sell real estate, although a Portfolio may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate and securities representing interests in real estate; provided, however, that the Portfolio may hold and sell real estate acquired as a result of the ownership of securities. The Neuberger Berman Real Estate Portfolio may not purchase real estate unless acquired as a result of the ownership of securities or instruments, except that the Portfolio may (i) invest in securities of issuers that mortgage, invest or deal in real estate or interests there, (ii) invest in securities that are secured by real estate or interests therein, (iii) purchase and sell mortgage-related securities, (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities, and (v) invest in real estate investment trusts of any kind.

        6.      Commodities
                ___________

        Each Portfolio may not purchase or sell physical commodities, except that it may (i) enter into futures contracts and options thereon in accordance with applicable law and (ii) purchase or sell physical commodities if acquired as a result of ownership of securities or other instruments. No Portfolio will consider stock index futures contracts, currency contracts, hybrid investments, swaps or other similar instruments to be commodities.

        7.      Loans
                _____

        Each Portfolio may not make loans, except through the purchase of debt obligations and the entry into repurchase agreements or through lending of its portfolio securities. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Trust's Board of Trustees.

        8.      Senior Securities
                _________________

        Each Portfolio may not issue any senior security (as defined in the 1940
Act) except in compliance with applicable law.

Non-Fundamental Policies
________________________

        The following investment restrictions apply to each Portfolio, except as noted. These restrictions may be changed for any Portfolio by the Trust's Board of Trustees without a vote of that Portfolio's shareholders.

        Each Portfolio may not:

        (1)     Purchase securities on margin, except that each Portfolio may:
                (a) make use of any short-term credit necessary for clearance of purchases and sales of portfolio securities and (b) make initial or variation margin deposits in connection with futures contracts, options, currencies, or other permissible investments;

        (2) Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness, except as may be necessary in connection with permissible borrowings or investments; and then such mortgaging, pledging or hypothecating may not exceed 33 1/3 % of the respective total assets of each Portfolio. The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to margin accounts for futures contracts, options, currencies or other permissible investments are not deemed to be mortgages, pledges, or hypothecations for these purposes;

        (3) Purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral explorations or development programs, except that the Portfolio may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities or hold mineral leases acquired as a result of its ownership of securities;

        (4) Invest in companies for the purpose of exercising management or control.

        In addition, as a matter of operating policy, the Lord Abbett Bond Debenture, Lord Abbett Mid-Cap Value, Lord Abbett America's Value, Lord Abbett Growth and Income, Lord Abbett Growth Opportunities and Van Kampen Comstock Portfolios will not invest in warrants (other than warrants acquired by the Portfolio as part of a unit or attached to securities at the time of purchase) if, as a result the investments (valued at the lower of cost or market) would exceed 5% of the value of the Portfolio's net assets or if, as a result, more than 2% of the Portfolio's net assets would be invested in warrants not listed on a recognized U.S. or foreign stock exchange.

        The PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios will not invest more than 5% of each Portfolio's net assets in warrants, including those acquired in units or attached to other securities. For purposes of the policy, warrants will be valued at the lower of cost or market, except that warrants acquired by the Portfolio in units with or attached to securities may be deemed to be without value.

        The PIMCO Inflation Protected Bond, PIMCO Total Return and RCM Global Technology Portfolios will not invest more than 5% of each Portfolio's net assets (taken at market value at the time of investment ) in any combination of interest only, principal only, or inverse floating rate securities.

        With respect to borrowing, each Portfolio may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value. A Portfolio may borrow only as a temporary measure for extraordinary or emergency purposes such as the redemption of Portfolio shares. A Portfolio may purchase additional securities so long as borrowings do not exceed 5% of its total assets.

        With respect to loans of portfolio securities, as a matter of operating policy, each Portfolio will limit the aggregate of such loans to 33 1/3% of the value of the Portfolio's total assets.

        With respect to real estate investments, as a matter of operating policy, the Lord Abbett Bond Debenture, Lord Abbett Mid-Cap Value, Lord Abbett America's Value, Lord Abbett Growth and Income, Lord Abbett Growth Opportunities, Met/Putnam Research and Van Kampen Comstock Portfolios will not invest in real estate limited partnership interests other than partnerships organized as REITS.

        With respect to when-issued and delayed delivery securities, it is the policy of all Portfolios permitted to invest in such securities, to not enter into when-issued commitments exceeding in the aggregate 15% (except for the PIMCO Inflation Protected Bond, PIMCO Total Return, Met/AIM Small Cap Growth, Met/AIM Mid Cap Core Equity, Harris Oakmark International, T. Rowe Price Mid-Cap Growth, Turner Mid-Cap Growth, Goldman Sachs Mid-Cap Value and Van Kampen Comstock Portfolios) of the market value of the Portfolio's total assets, less liabilities other than the obligations created by when-issued commitments. The Met/AIM Mid Cap Core Equity and Met/AIM Small Cap Growth Portfolios may each invest up to an aggregate of 25% of their total assets in when-issued commitments. There is no current policy limiting the percentage of assets of the PIMCO Inflation Protected Bond, PIMCO Total Return, Harris Oakmark International, T. Rowe Price Mid-Cap Growth, Turner Mid-Cap Growth, Goldman Sachs Mid-Cap Value and Van Kampen Comstock Portfolios which may be invested in when-issued commitments.

        With respect to foreign currency transactions, a Portfolio may enter into transactions only with counterparties deemed creditworthy by the Portfolio's investment adviser. A Portfolio, other than PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios, will not enter into a transaction to hedge currency exposure to an extent greater, after settling all transactions intended to wholly or partially offset other transactions, than the aggregate market values (at the time of entering into the transaction) of the securities held in its portfolio that are denominated, exposed to or generally quoted in or currently convertible into such currency other than with respect or cross hedging or proxy hedging. PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios may also enter into foreign currency transactions, including the direct purchase of foreign currencies, for non-hedging purposes.

        With respect to swaps, a Portfolio (except for the Lord Abbett Bond Debenture, Lord Abbett Mid-Cap Value, Lord Abbett America's Value, Lord Abbett Growth and Income and Lord Abbett Growth Opportunities Portfolios) will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by Standard & Poor's or Moody's or has an equivalent equity rating from an NRSRO or is determined to be of equivalent credit quality of the Portfolio's Adviser.

80% Investment Policy (Lord Abbett Bond Debenture, Lord Abbett Mid-Cap Value,
_____________________
Met/AIM Mid Cap Core Equity, Met/AIM Small Cap Growth, T. Rowe Price Mid-Cap Growth, PIMCO Inflation Protected Bond, Third Avenue Small Cap Value, Neuberger Berman Real Estate, Turner Mid-Cap Growth, Goldman Sachs Mid-Cap Value, RCM Global Technology, Van Kampen Comstock and Legg Mason Value Equity Portfolios)

        Under normal circumstances, each of the Portfolios listed above will invest at least 80% of its respective assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current Prospectus. (See the Prospectus for a detailed discussion of these Portfolios' investments.) Shareholders will be provided with at least 60-days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable Securities and Exchange Commission rule then in effect.

        Unless otherwise indicated, all limitations applicable to a Portfolio's investments apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Portfolio assets invested in certain securities or other instruments, or change in the average duration of a Portfolio's investment portfolio, resulting from market fluctuations or other changes in a Portfolio's total assets will not require a Portfolio to dispose of an investment until the Adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Portfolio. In the event that ratings services assign different ratings to the same security, the Adviser will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

                             PERFORMANCE INFORMATION

        Total return and yield will be computed as described below.

Total Return
____________

        Each Portfolio's "average annual total return" figures described and shown in the Prospectus are computed according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

                                  P(1+T)n = ERV

Where: P = a hypothetical initial payment of $1000
T = average annual total return
n = number of years
ERV = Ending Redeemable Value of a hypothetical $1000 payment made at the beginning of the 1, 5, or 10 years (or other) periods at the end of the 1, 5, or 10 years (or other) periods (or fractional portion thereof).

        The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and the deduction of all recurring expenses that were charged to shareholders' accounts. The total return figures do not reflect charges and deductions which are, or may be, imposed under the Contracts.

        The performance of each Portfolio will vary from time to time in response to fluctuations in market conditions, interest rates, the composition of the Portfolio's investments and expenses. Consequently, a Portfolio's performance figures are historical and should not be considered representative of the performance of the Portfolio for any future period.

Yield
_____

        From time to time, the Trust may quote the Lord Abbett Bond Debenture Portfolio's, the PIMCO Inflation Protected Bond Portfolio's, the PIMCO Total Return Portfolio's and the Neuberger Berman Real Estate Portfolio's yield and effective yield in advertisements or in reports or other communications to shareholders. Yield quotations are expressed in annualized terms and may be quoted on a compounded basis.

        The 30-day yield for the Trust's fixed income Portfolios and the Neuberger Berman Real Estate Portfolio will be calculated according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

                               YIELD = 2[a-b+1)6-1]
                                         ---
                                         cd

Where:          a =     dividends and interest earned during the period

                b =     expenses accrued for the period (net of reimbursement)

                c = the average daily number of shares outstanding during the period that were entitled to receive dividends

                d = the net asset value per share on the last day of the period

For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by the Portfolio at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

        Yield information is useful in reviewing a Portfolio's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in a Portfolio's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Portfolios' investment portfolios, portfolio maturity, operating expenses and market conditions.

        It should be recognized that in periods of declining interest rates the yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Portfolio from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Portfolio's investments, thereby reducing the current yield of the Portfolio. In periods of rising interest rates, the opposite can be expected to occur.

Non-Standardized Performance
____________________________

        In addition to the performance information described above, the Trust may provide total return information with respect to the Portfolios for designated periods, such as for the most recent six months or most recent twelve months. This total return information is computed as described under "Total Return" above except that no annualization is made.

                             PORTFOLIO TRANSACTIONS

        The Allocation Portfolios invest primarily in the Underlying Portfolios and do not incur commissions or sales charges in connection with investments in the Underlying Portfolios, but they may incur such costs if they invest directly in other types of securities, and they bear such costs indirectly through their investment in the Underlying Portfolios. Accordingly, the following description is relevant for the Allocation Portfolios and the Underlying Portfolios.

        Subject to the supervision and control of the Manager and the Trustees of the Trust, each Portfolio's Manager or Adviser, as applicable, is responsible for decisions to buy and sell securities for its account and for the placement of its portfolio business and the negotiation of commissions, if any, paid on such transactions. Brokerage commissions are paid on transactions in equity securities traded on a securities exchange and on options, futures contracts and options thereon. Fixed income securities and certain equity securities in which the Portfolios invest are traded in the over-the-counter market. These securities are generally traded on a net basis with dealers acting as principal for their own account without a stated commission, although prices of such securities usually include a profit to the dealer. In over-the-counter transactions, orders are placed directly with a principal market maker unless a better price and execution can be obtained by using a broker. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter generally referred to as the underwriter's concession or discount. Certain money market securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. U.S. government securities are generally purchased from underwriters or dealers, although certain newly-issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. The Manager or Adviser of each Portfolio, as applicable, is responsible for effecting its portfolio transactions and will do so in a manner deemed fair and reasonable to the Portfolio and not according to any formula. It is not anticipated that the Manager of the Allocation Portfolios will purchase any significant amount of securities other than shares of the Underlying Portfolios. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at a favorable price. In selecting broker-dealers and negotiating commissions, the Manager or Adviser considers the firm's reliability, the quality of its execution services on a continuing basis, confidentiality, including trade anonymity, and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to brokers that provide the Portfolios, their Manager or

Advisers, as applicable, with brokerage and research services within the meaning of Section 28(e) of the Securities Exchange Act of 1934. In doing so, a Portfolio may pay higher commission rates than the lowest available when its Manager or Adviser, as applicable, believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Generally, each Portfolio's Manager or Adviser, as applicable, is of the opinion that, because this material must be analyzed and reviewed, its receipt and use does not tend to reduce expenses but may benefit the Portfolio or other accounts managed by the Manager or Adviser by supplementing the Manager's or Adviser's research.

        It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, a Portfolio's Adviser receives and, with respect to the Allocation Portfolios, the Manager may receive research services from many broker-dealers with which the Manager or Adviser places the Portfolio's transactions. The Adviser may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a Portfolio. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities.

        As noted above the Adviser may purchase new issues of securities for the Portfolio in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide the Adviser with research in addition to selling the securities (at the fixed public offering price) to the Portfolio or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Portfolio, other investment advisory clients, and the Adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However NASD Regulation, Inc. has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

        The Board of Trustees has approved a Statement of Directed Brokerage Policies and Procedures for the Trust pursuant to which the Trust may direct the Manager to cause Advisers to effect securities transactions through broker-dealers in a manner that would help to generate resources to pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment pursuant to the management agreement ("Directed Brokerage"). The Trustees will review the levels of Directed Brokerage for each Portfolio on a quarterly basis.

        Under the Directed Brokerage policy, any payments or benefits accrued by or credited to a particular Portfolio are applied against the Portfolio's gross expenses. Accordingly, in the event that the Manager waives or limits its fees or assumes other expenses of a Portfolio in accordance with the Expense Limitation Agreement described herein (collectively, "expense reimbursements"), payments or benefits accrued by or credited to the Portfolio under the Directed Brokerage policy may reduce the expense reimbursements owed by the Manager to the Portfolio.

        An Adviser may effect portfolio transactions for other investment companies and advisory accounts. Research services furnished by broker-dealers through which a Portfolio effects its securities transactions may be used by the Portfolio's Adviser in servicing all of its accounts; not all such services may be used in connection with the Portfolio. In the opinion of each Adviser, it is not possible to measure separately the benefits from research services to each of its accounts, including a Portfolio. Whenever concurrent decisions are made to purchase or sell securities by a Portfolio and another account, the Portfolio's Adviser will attempt to allocate equitably portfolio transactions among the Portfolio and other accounts. In making such allocations between the Portfolio and other accounts, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to the Portfolio and the other accounts. In some cases this procedure could have an adverse effect on a Portfolio. In the opinion of each Adviser, however, the results of such procedures will, on the whole, be in the best interest of each of the accounts.

        The Advisers to the Portfolios may execute portfolio transactions through certain of their affiliated brokers, if any, acting as agent in accordance with the procedures established by the Board of Trustees, but will not purchase any securities from or sell any securities to any such affiliate acting as principal for its own account. It is anticipated that the Adviser to Third Avenue Small Cap Value Portfolio will execute substantially all of the Portfolio's transactions through an affiliated broker.

        The following table shows the amounts of brokerage commissions paid by the Portfolios during the fiscal years ended December 31, 2004, December 31, 2003 and December 31, 2002.

                        Portfolio                   2004               2003              2002
                        _________                ___________       ___________       ___________
        Met/Putnam Capital Opportunities         $   124,095       $   343,375       $   209,361
        Lord Abbett Bond Debenture                    45,894            21,318            15,978
        Lord Abbett Mid-Cap Value                    168,814           149,450           281,797
        Lord Abbett Growth and Income              2,110,960         2,279,597         3,010,714
        Lord Abbett Growth Opportunities             142,121           144,432            55,193
        Lord Abbett America's Value                   19,635            15,168/(2)/        N/A
        Met/AIM Mid Cap Core Equity                  514,229           269,906            65,498
        Met/AIM Small Cap Growth                   1,059,400           313,513            90,532

        Janus Aggressive Growth                    1,035,197           455,351            81,081
        T. Rowe Price Mid-Cap Growth                 547,621           559,405           392,702
        MFS Research International                 1,757,345           559,145           232,887
        Oppenheimer Capital Appreciation             958,876           587,084           133,685
        PIMCO Inflation Protected Bond                 7,784               563/(4)/        N/A
        PIMCO Total Return                           320,198           150,868            31,455
        RCM Global Technology                      1,332,268         1,154,611           301,981
        Harris Oakmark International               1,245,587           765,776            65,733
        Third Avenue Small Cap Value                 754,558           758,783           124,291/(1)/
        Goldman Sachs Mid-Cap Value Portfolio        309,129/(3)/        N/A               N/A
        Neuberger Berman Real Estate Portfolio       576,961/(3)/        N/A               N/A
        Turner Mid-Cap Growth Portfolio              560,452/(3)/        N/A               N/A
        MetLife Defensive Strategy Portfolio               0/(4)/        N/A               N/A
        MetLife Moderate Strategy Portfolio                0/(4)/        N/A               N/A
        MetLife Balanced Strategy Portfolio                0/(4)/        N/A               N/A
        MetLife Growth Strategy Portfolio                  0/(4)/        N/A               N/A
        MetLife Aggressive Strategy Portfolio              0/(4)/        N/A               N/A

----------
(1)  For the period from 5/1/02 through 12/31/02.
(2)  For the period from 5/1/03 through 12/31/03.
(3)  For the period 5/1/04 through 12/31/04.
(4)  For the period 11/4/04 through 12/31/04.

In 2004, the following Portfolios paid the amounts indicated to a then-affiliated broker of the Adviser:

                                                                  Percentage of
                                             Aggregate Brokerage      Total       Percentage of
                            Affiliated         Commissions Paid     Brokerage    Commissionable
       Portfolio           Broker-Dealer         to Affiliate      Commissions    Transactions
       _________           _____________     ___________________  _____________  ______________
Goldman Sachs Mid-Cap   Goldman Sachs & Co.      $        22,106           7.15%           9.67%
Value

Third Avenue Small Cap  M.J. Whitman LLC         $       722,205          95.71%          97.48%
Value

Neuberger Berman Real   Lehman Brothers,         $       111,718          19.36%          19.36%
Estate                  Inc.

Neuberger Berman Real   Neuberger Berman         $           470           0.08%           0.14%
Estate                  LLC

                             MANAGEMENT OF THE TRUST

        The Trust is supervised by a Board of Trustees that is responsible for representing the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Portfolios' activities, reviewing, among other things, each Portfolio's performance and its contractual arrangements with various service providers. The Trustees elect the officers of the Trust who are responsible for administering the Trust's day-to-day operations.

Trustees and Officers
_____________________

        The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
____________

-----------------------------------------------------------------------------------------------------------------------------
                                                                                             Number of
                                                                                            Port-folios
                                             Term of                                          in Fund
                             Position(s)   Office and                                         Complex
                              Held with     Length of         Principal Occupation(s)       overseen by  Other Directorships
Name, Age and Address        Registrant    Time Served          During Past 5 Years           Trustee       Held by Trustee
_____________________        ___________  _____________  _________________________________  ___________  ____________________
Elizabeth M. Forget* (38)    President    Indefinite;    Since December 2000, President     33           None
                             and Trustee  From           of Met Investors Advisory LLC;
                                          December       since July 2000, Executive Vice
                                          2000 to        President of MetLife Investors
                                          present.       Group, Inc.; from June 1996 to
                                                         July 2000, Senior Vice President
                                                         of Equitable Distributors, Inc.
                                                         and, most recently, Vice
                                                         President of Equitable Life
                                                         Assurance Society of the United
                                                         States.

Dawn M. Vroegop** (38)       Trustee      Indefinite;    From September 1999 to September   33           Director, Caywood
                                          From           2003, Managing Director,                        Scholl Asset
                                          December       Dresdner RCM Global Investors;                  Management;
                                          2000 to        from July 1994 to July 1999,                    Investment
                                          present.       Director, Schroder Capital                      Committee Member of
                                                         Management International.                       City College of San
                                                                                                         Francisco.
-----------------------------------------------------------------------------------------------------------------------------

Disinterested Trustees
______________________

-----------------------------------------------------------------------------------------------------------------------------
Stephen M. Alderman (44)     Trustee      Indefinite;    Since November 1991, Shareholder   33           None
                                          From           in the law firm of Garfield and
                                          December       Merel, Ltd.
                                          2000 to
                                          present.

Jack R. Borsting (74)        Trustee      Indefinite;    Since 2001, Professor of           33           Director, Whitman
                                          From           Business Administration and Dean                Education Group,
                                          December       Emeritus, Marshall School of                    Ivax Diagnostics
                                          2000 to        Business, University of Southern                and Los Angeles
                                          present.       California (USC); from 1995-2001                Orthopedic
                                                         Executive Director, Center for                  Hospital. Trustee,
                                                         Telecommunications Management,                  The Rose Hills
                                                         USC; from 1988 to 1995, Dean of                 Foundation.
                                                         Marshall School of Business,                    Member, Army
                                                         USC.                                            Science Board

Theodore A. Myers (73)       Trustee      Indefinite;    Since 1993, Financial Consultant.  33           None
                                          From
                                          December
                                          2000 to
                                          present.

-----------------------------------------------------------------------------------------------------------------------------
                                                                                             Number of
                                                                                            Port-folios
                                             Term of                                          in Fund
                             Position(s)   Office and                                         Complex
                              Held with     Length of         Principal Occupation(s)       overseen by  Other Directorships
Name, Age and Address        Registrant    Time Served          During Past 5 Years           Trustee       Held by Trustee
_____________________        ___________  _____________  _________________________________  ___________  ____________________
Tod H. Parrott (66)          Trustee      Indefinite;    Since June 1996, Managing          33           Director, U.S.
                                          From           Partner, Rockaway Partners Ltd.                 Stock Transfer
                                          December       (financial consultants).                        Corporation;
                                          2000 to                                                        Director Bonfire
                                          present.                                                       Foundation.

Roger T. Wickers (69)        Trustee      Indefinite;    Since 1995, retired; from 1980     33           From 1995 to 1998,
                                          From           to 1995, Senior Vice President                  Chairman of the
                                          December       and General Counsel, Keystone                   Board of Directors
                                          2000 to        Group Inc. and the Keystone                     of two American
                                          present.       Group of Mutual Funds.                          International Group
                                                                                                         mutual funds.
-----------------------------------------------------------------------------------------------------------------------------


The Executive Officers
______________________

-----------------------------------------------------------------------------------------------------------------------------
Jeffrey A. Tupper (33)       Vice         From August    Since February 2001, Assistant
                             President,   2002 to        Vice President of MetLife
                             Chief        present        Investors Distribution Company;
                             Financial                   from 1997 to January 2001, Vice
                             Officer,                    President of PIMCO Advisors L.P.
                             Treasurer

Michael K. Farrell (51)      Executive    From August    Since July 2002, Chief
                             Vice         2002 to        Executive Officer of MetLife
                             President    present        Investors Group, Inc. and Met
                                                         Investors Advisory LLC; since
                                                         April 2001, Chief Executive
                                                         Officer of MetLife Resources
                                                         and Senior Vice President of
                                                         Metropolitan Life Insurance
                                                         Company; since January 1990,
                                                         President of Michael K. Farrell
                                                         Associates, Inc. (qualified
                                                         retirement plans for non-profit
                                                         organizations)

-----------------------------------------------------------------------------------------------------------------------------
Richard C. Pearson (60)      Vice         From           Since July 2002, President of
                             President    December       MetLife Investors Distribution
                             and          2000 to        Company; since January, 2002,
                             Secretary    present.       Secretary of Met Investors
                                                         Advisory LLC; since January 2001,
                                                         Senior Vice President, General
                                                         Counsel and Secretary of MetLife
                                                         Investors Group, Inc.; since
                                                         November 2000, Vice President,
                                                         General Counsel and Secretary of
                                                         Met Investors Advisory LLC; from
                                                         1998 to November 2000, President,
                                                         Security First Group, Inc.

Mary Moran Zeven             Assistant    From August    Senior Vice President and
One Federal Street           Secretary    2001 to        Senior Managing Counsel (2002
Boston, Massachusetts 02110               present        to present) and Vice President
(44)                                                     and Associate Counsel (2000 to
                                                         2002), State Street Bank and
                                                         Trust Company; Vice President
                                                         and Counsel, PFPC, Inc.
                                                         (1999-2000).

William C. Cox               Assistant    From           Since 1997, Vice President and
One Federal Street           Treasurer    November       Senior Director, Fund
Boston, Massachusetts                     2004 to        Administration Division, State
02110 (38)                                present        Street Bank and Trust Company
-----------------------------------------------------------------------------------------------------------------------------

----------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.

** "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Vroegop may be deemed an interested person of the Trust as a result of her prior affiliation with RCM Investment Management LLC, the Adviser to the RCM Global Technology Portfolio.

Committees of the Board
_______________________

        The Trust has a standing Audit Committee consisting of all of the Disinterested Trustees. The Audit Committee's function is to recommend to the Board independent accountants to conduct the annual audit of the Trust's financial statements; review with the independent accountants the outline, scope and results of the annual audit; and review the performance and fees charged by the independent accountants for professional services. In addition, the Audit Committee meets with the independent accountants and representatives of management to review accounting activities and areas of financial reporting and control. The Audit Committee held four meetings during the fiscal year ended December 31, 2004.

        The Trust has a Nominating and Compensation Committee consisting of all the Disinterested Trustees. The Nominating and Compensation Committee's function is to nominate and evaluate Disinterested Trustee candidates and review the compensation arrangement for each of the Trustees. The Nominating and Compensation Committee will not consider nominees recommended by contract holders. The Nominating and Compensation Committee held two meetings during the fiscal year ended December 31, 2004.

        The Trust has a Valuation Committee consisting of Elizabeth M. Forget, Richard C. Pearson, Jeffrey Tupper, Anthony Dufault and such other officers of the Trust and the Manager, as well as such officers of any Adviser to any Portfolio as are deemed necessary by Ms. Forget, Mr. Pearson, Mr. Tupper or Mr. Dufault from time to time, each of whom shall serve at the pleasure of the Board of Trustees as members of the Valuation Committee. This committee determines the value of any of the Trust's securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided. The Valuation Committee held 15 meetings during the fiscal year ended December 31, 2004.

Compensation of the Trustees
____________________________

        Each Trustee, who is not an employee of the Manager or any of its affiliates, currently receives from the Trust an annual retainer of $36,000 ($9,000 per quarter) plus (i) an additional fee of $3,000 for each regularly scheduled Board meeting attended, Committee meetings and private Disinterested Trustee meetings attended, and (ii) $750 for each telephonic/internet interactive Board and Committee meeting attended, plus reimbursement for expenses in attending in-person meetings. In addition, the lead Disinterested Trustee who is also Chair of the Audit Committee receives a supplemental retainer of $10,000 per year ($2,500 per quarter).

The table below sets forth the compensation paid to each of the Trustees affiliated with the Manager and all other Trustees during the fiscal year ended December 31, 2004. For a portion of 2004, the Trustees were paid under a different compensation schedule.

                                                        Total
                                                        Compensation
                                    Aggregate           From Fund
                                    Compensation        Complex Paid
Name of Person, Position            from Trust          to Trustee
________________________            ____________        ____________

Elizabeth M. Forget, Trustee        None                None

--------------------------------------------------------------------

--------------------------------------------------------------------
Stephen M. Alderman                 $60,250             $60,250
Jack R. Borsting                    $50,250             $50,250
Theodore A. Myers                   $47,250             $47,250
Tod H. Parrott                      $50,250             $50,250
Dawn M. Vroegop                     $49,500             $49,500
Roger T. Wickers                    $50,250             $50,250

        The Agreement and Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

        As of December 31, 2004, the officers and Trustees of the Trust as a group did not own any outstanding shares of the Trust.

Proxy Voting Procedures
_______________________

        Pursuant to the Trust's Proxy Voting Policies and Procedures, the Trust has delegated the proxy voting responsibilities with respect to each Portfolio to the Manager. Because the Manager views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibilities with respect to each Portfolio to the applicable Advisers. Appendix B to this Statement of Additional Information contains the proxy voting policies and procedures, or a summary of such policies and procedures, of the Portfolios' Advisers.

Proxy Voting Records
____________________

        The Manager and each of the Advisers, as applicable, will maintain records of voting decisions for each vote cast on behalf of the Portfolios. Information regarding how each Portfolio voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 has been filed with the Securities and Exchange Commission on Form N-PX and is available (1) without charge, upon request, by calling the Trust, toll-free at 1-800-343-8496 and (2) on the SEC's website at http://www.sec.gov.
                        __________________

Portfolio Holdings Disclosure Policy
____________________________________

        The Board of Trustees has adopted and approved policies and procedures reasonably designed to protect the confidentiality of the Trust's portfolio holdings information and to seek to prevent the selective disclosure of such information. The Trust reserves the right to modify these policies and procedures at any time without notice.

        Only the Manager's or, as applicable, an Adviser's Chief Compliance Officer, or persons designated by the Trust's Chief Compliance Officer (each, an "Authorized Person") are authorized to disseminate nonpublic portfolio information, and only in accordance with the procedures described below. Pursuant to these polices and procedures, the Manager or the Adviser may disclose a Portfolio's portfolio holdings to unaffiliated parties prior to the time such information has been disclosed to the public through a filing with the Securities and Exchange Commission only if an Authorized Person determines that
(i) there is a legitimate business purpose for the disclosure; and (ii) the recipient is subject to a confidentiality agreement, including a duty not to trade on the nonpublic information. Under the Trust's policies and procedures, a legitimate business purpose includes disseminating or providing access to portfolio information to (i) the Trust's service providers (e.g., custodian, independent auditors) in order for the service providers to fulfill their contractual duties to the Trust; (ii) rating and ranking organizations and mutual fund analysts; (iii) a newly hired Adviser prior to the Adviser commencing its duties; (iv) the Adviser of a Portfolio or other affiliated investment company portfolio that will be the surviving portfolio in a merger; and (v) firms that provide pricing services, proxy voting services and research and trading services. The Trust's policies and procedures prohibit the dissemination of non-public portfolio information for compensation or other consideration. Any exceptions to these policies and procedures may be made only if approved by the Trust's Chief Compliance Officer as in the best interests of the Trust, and only if such exceptions are reported to the Trust's Board of Trustees at its next regularly scheduled meeting.

        Dissemination of the Trust's portfolio holdings information to MetLife enterprise employees is limited to persons who are subject to a duty to keep such information confidential and who need to receive the information as part of their duties. As a general matter, the Trust disseminates portfolio holdings to contract owners only in the Annual or Semiannual Reports or in other formats that are generally available on a contemporaneous basis to all such contract owners or the general public. In addition, approximately the third week after the end of each calendar quarter the Trust publishes the quarterly percentage portfolio holdings for each of the Allocation Portfolios of the Trust. The information is also available quarterly on the Trust's website. In addition, disclosure of portfolio holding information will be made in accordance with applicable law or as requested by governmental authorities.

                     INVESTMENT ADVISORY AND OTHER SERVICES

The Manager
___________

        The Trust is managed by Met Investors Advisory LLC (the "Manager") which, subject to the supervision and direction of the Trustees of the Trust, has overall responsibility for the general management and administration of the Trust. MetLife Investors Group, Inc., an affiliate of Metropolitan Life Insurance Company, owns all of the outstanding common shares of the Manager and MetLife Investors Distribution Company.

        With respect to the Portfolios other than the Allocation Portfolios, the Trust and the Manager have entered into a Management Agreement dated December 8, 2000, as amended ("Original Management Agreement"), which was initially approved by the Board of Trustees on December 7, 2000 and by Security First Life Insurance Company (currently known as MetLife Investors USA Insurance Company), as initial shareholder of the Trust, on December 8, 2000. With respect to the Allocation Portfolios, the Trust and the Manager have entered into a Management Agreement dated November 1, 2004 ("Additional Management Agreement"), which was initially approved by the Board of Trustees on August 19, 2004 and by MetLife Investors USA Insurance Company, as initial shareholder of the Allocation Portfolios, on October 29, 2004. Subject always to the supervision and direction of the Trustees of the Trust, under the Original Management Agreement the Manager will have (i) overall supervisory responsibility for the general management and investment of each Portfolio's assets; (ii) full discretion to select new or additional Advisers for each Portfolio; (iii) full discretion to enter into and materially modify investment advisory agreements with Advisers;
(iv) full discretion to terminate and replace any Adviser; and (v) full investment discretion to make all determinations with respect to the investment of a Portfolio's assets not then managed by an Adviser. In connection with the Manager's responsibilities under the Original Management Agreement, the Manager will assess each Portfolio's investment focus and will seek to implement decisions with respect to the allocation and reallocation of each Portfolio's assets among one or more current or additional Advisers from time to time, as the Manager deems appropriate, to enable each Portfolio to achieve its investment goals. In addition, the Manager will monitor compliance of each Adviser with the investment objectives, policies and restrictions of any Portfolio or Portfolios (or portions of any Portfolio) under the management of such Adviser, and review and report to the Trustees of the Trust on the performance of each Adviser. The Manager will furnish, or cause the appropriate Adviser(s) to furnish, to the Trust such statistical information, with respect to the investments that a Portfolio (or portions of any Portfolio) may hold or contemplate purchasing, as the Trust may reasonably request. On the Manager's own initiative, the Manager will apprise, or cause the appropriate Adviser(s) to apprise, the Trust of important developments materially affecting each Portfolio (or any portion of a Portfolio that they advise) and will furnish the Trust, from time to time, with such information as may be appropriate for this purpose. Further, the Manager agrees to furnish, or cause the appropriate Adviser(s) to furnish, to the Trustees of the Trust such periodic and special reports as the Trustees of the Trust may reasonably request. In addition, the Manager agrees to cause the appropriate Adviser(s) to furnish to third-party data reporting services all currently available standardized performance information and other customary data.

        Under the Original Management Agreement, the Manager also is required to furnish to the Trust, at its own expense and without remuneration from or other cost to the Trust, the following:

..    Office space, all necessary office facilities and equipment;

..    Necessary executive and other personnel, including personnel for the performance of clerical and other office functions, other than those functions:

     . related to and to be performed under the Trust's contract or contracts for administration, custodial, accounting, bookkeeping, transfer and dividend disbursing agency or similar services by the entity selected to perform such services; or

     . related to the investment advisory services to be provided by any Adviser pursuant to an investment advisory agreement with the Manager ("Advisory Agreement").

..    Information and services, other than services of outside counsel or independent accountants or investment advisory services to be provided by any Adviser under an Advisory Agreement, required in connection with the preparation of all registration statements, prospectuses and statements of additional information, any supplements thereto, annual, semi-annual, and periodic reports to Trust shareholders, regulatory authorities, or others, and all notices and proxy solicitation materials, furnished to shareholders or regulatory authorities, and all tax returns.

        The Additional Management Agreement is substantially the same as the Original Management Agreement except that the Manager will: (i) provide investment management and advisory services to the Allocation Portfolios; (ii) render investment advice concerning the Underlying Portfolios in which to invest and the appropriate allocations for each of the Allocation Portfolios.

         As compensation for these services the Trust pays the Manager a monthly fee at the following annual rates of each Portfolio's average daily net assets:

--------------------------------------------------------------------------------
              Portfolio                                   Fee
              _________                                   ___
--------------------------------------------------------------------------------
Lord Abbett Bond Debenture                 0.60% of first $250 million of such
                                           assets plus 0.55% of such assets over
                                           $250 million up to $500 million plus
                                           0.50% of such assets over $500
                                           million up to $1 billion plus 0.45%
                                           of such assets over $1 billion
--------------------------------------------------------------------------------
Lord Abbett Mid-Cap Value                  0.70% of first $200 million of such
                                           assets plus 0.65% of such assets over
                                           $200 million up to $500 million plus
                                           0.625% of such assets over $500
                                           million
--------------------------------------------------------------------------------
Lord Abbett America's Value                0.65% of first $500 million of such
                                           assets plus 0.60% of such assets over
                                           $500 million
--------------------------------------------------------------------------------
Lord Abbett Growth and Income              0.60% of first $800 million of such
                                           assets plus 0.55% of such assets over
                                           $800 million up to $1.5 billion plus
                                           0.45% of such assets over $1.5
                                           billion
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Growth Opportunities           0.70% of first $200 million of such
                                           assets plus 0.65% of such assets over
                                           $200 million up to $500 million plus
                                           0.625% of such assets over $500
                                           million
--------------------------------------------------------------------------------
PIMCO Total Return                         0.50%
--------------------------------------------------------------------------------
RCM Global Technology                      0.90% of first $500 million of such
                                           assets plus 0.85% of such assets over
                                           $500 million
--------------------------------------------------------------------------------
PIMCO Inflation Protected Bond             0.50%
--------------------------------------------------------------------------------
T. Rowe Price Mid-Cap Growth               0.75%
--------------------------------------------------------------------------------
MFS Research International                 0.80% of first $200 million of such
                                           assets plus 0.75% of such assets over
                                           $200 million up to $500 million plus
                                           0.70% of such assets over $500
                                           million up to $1 billion plus 0.65%
                                           of such assets over $1 billion
--------------------------------------------------------------------------------
Janus Aggressive Growth                    0.75% of first $25 million of such
                                           assets plus 0.70% of such assets over
                                           $25 million up to $250 million plus
                                           0.65% of such assets over $250
                                           million up to $1 billion plus 0.55%
                                           of such assets over $1 billion
--------------------------------------------------------------------------------
Oppenheimer Capital Appreciation           0.65% of first $150 million of such
                                           assets plus 0.625% of such assets
                                           over $150 million up to $300 million
                                           plus 0.60% of such assets over $300
                                           million up to $500 million plus 0.55%
                                           of such assets over $500 million.
                                           Commencing July 1, 2005, when the
                                           average monthly net assets of the
                                           Portfolio are in excess of $1
                                           billion, a discount of 2.5% will
                                           apply to the total advisory fees
                                           paid by the Portfolio for that month
--------------------------------------------------------------------------------
Met/AIM Small Cap Growth                   0.90% of first $500 million of such
                                           assets plus 0.85% of such assets over
                                           $500 million
--------------------------------------------------------------------------------
Met/AIM Mid Cap Core Equity                0.75% of first $150 million of such
                                           assets plus 0.70% of such assets over
                                           $150 million up to $500 million plus
                                           0.675% of such assets over $500
                                           million
--------------------------------------------------------------------------------
Met/Putnam Capital Opportunities           0.85%
--------------------------------------------------------------------------------
Harris Oakmark International               0.85% of first $500 million of such
                                           assets plus 0.80% of such assets over
                                           $500 million up to $1 billion plus
                                           0.75% of such assets over $1 billion
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Third Avenue Small Cap Value               0.75% of first $1 billion of such
                                           assets plus 0.70% of such assets
                                           over $1 billion
--------------------------------------------------------------------------------
Neuberger Berman Real Estate               0.70% of first $200 million of such
                                           assets plus 0.65% of such assets over
                                           $200 million up to $750 million plus
                                           0.55% of such assets over $750
                                           million
--------------------------------------------------------------------------------
Turner Mid-Cap Growth                      0.80% of first $300 million of such
                                           assets plus 0.70% of such assets over
                                           $300 million%
--------------------------------------------------------------------------------
Goldman Sachs Mid-Cap Value                0.75% of first $200 million of such
                                           assets plus 0.70% of such assets over
                                           $200 million
--------------------------------------------------------------------------------
Van Kampen Comstock Portfolio              0.65% of first $500 million of such
                                           assets plus 0.60% of such assets over
                                           $500 million up to $1 billion plus
                                           0.525% of such assets over $1 billion
--------------------------------------------------------------------------------
MetLife Defensive Strategy Portfolio       0.10% of first $500 million of such
                                           assets plus 0.075% of such assets
                                           over $500 million up to $1 billion
                                           plus 0.05% of such assets over $1
                                           billion
--------------------------------------------------------------------------------
MetLife Moderate Strategy Portfolio        0.10% of first $500 million of such
                                           assets plus 0.075% of such assets
                                           over $500 million up to $1 billion
                                           plus 0.05% of such assets over $1
                                           billion
--------------------------------------------------------------------------------
MetLife Balanced Strategy Portfolio        0.10% of first $500 million of such
                                           assets plus 0.075% of such assets
                                           over $500 million up to $1 billion
                                           plus 0.05% of such assets over $1
                                           billion
--------------------------------------------------------------------------------
MetLife Growth Strategy Portfolio          0.10% of first $500 million of such
                                           assets plus 0.075% of such assets
                                           over $500 million up to $1 billion
                                           plus 0.05% of such assets over $1
                                           billion
--------------------------------------------------------------------------------
MetLife Aggressive Allocation Portfolio    0.10% of first $500 million of such
                                           assets plus 0.075% of such assets
                                           over $500 million up to $1 billion
                                           plus 0.05% of such assets over $1
                                           billion
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Legg Mason Value Equity Portfolio          0.70% of the first $350 million of
                                           such assets.  On the date that such
                                           assets reach $350 million and each
                                           subsequent day thereafter, whether or
                                           not such assets are above or below
                                           $350 million, the fee schedule shall
                                           be:  0.65% of the first $200 million
                                           of such assets plus 0.63% of such
                                           assets over $200 million.
--------------------------------------------------------------------------------

From the management fees, the Manager pays the expenses of providing investment advisory services to the Portfolios, including the fees of the Adviser of each applicable Portfolio.

        The Manager and the Trust have also entered into an expense limitation agreement with respect to certain Portfolios ("Expense Limitation Agreement"), pursuant to which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses (with certain exceptions described in the Prospectus) of each such Portfolio are limited to the extent described in the "Management--Expense Limitation Agreement" section of the Prospectus.

        In addition to the management fees, the Trust pays all expenses not assumed by the Manager, including, without limitation, charges for the services and expenses of the independent accountants and legal counsel retained by the Trust, for itself and its Disinterested Trustees, accounting and auditing services, interest, taxes, costs of printing and distributing reports to shareholders, proxy materials and prospectuses, charges of its administrator, custodian, transfer agent and dividend disbursing agent, registration fees, fees and expenses of the Trustees who are not affiliated persons of the Manager, insurance, brokerage costs, litigation, and other extraordinary or nonrecurring expenses. All general Trust expenses are allocated among and charged to the assets of the Portfolios of the Trust on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each Portfolio or the nature of the services performed and relative applicability to each Portfolio. In addition, as discussed below under "Distribution of the Trust's Shares," the Class B, Class C and Class E shares of each Portfolio may pay for certain distribution - related expenses in connection with activities primarily intended to result in the sale of its shares.

        The Management Agreement continues in force for two years from its commencement date, with respect to each Portfolio, and from year to year thereafter, but only so long as its continuation as to each Portfolio is specifically approved at least annually (i) by the Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by the vote of a majority of the Disinterested Trustees, by votes cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement provides that it shall terminate automatically if assigned, and that it may be terminated as to any Portfolio without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio upon 60 days' prior written notice to the Manager, or by the Manager upon 90 days' prior written notice to the Trust, or upon such shorter notice as may be mutually agreed upon.

        In approving or re-approving, as the case may be, the Management Agreement with the Manager with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, quality, and extent of the services to be provided to the Portfolios by the Manager; (2) the performance of the Portfolios managed by the Manager as compared to a peer group and an appropriate index; (3) the Manager's personnel and operation; (4) the Manager's financial condition; (5) the level and method of computing each fund's management fee; (6) the anticipated profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (i.e., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth and size on each Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Manager's affiliates, including distribution services.

        The Board, in examining the nature and quality of the services to be provided by the Manager to the Portfolios, recognized the Manager's experience in serving as an investment manager. The Board also noted the extensive responsibilities that the Manager has as investment manager to the Portfolios, including the provision of investment advice to certain Portfolios, selection of the subadvisers for other Portfolios and oversight of the subadvisers' compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they related to the Portfolios. Based on its consideration and review of the foregoing information, the Board determined that the Portfolios were likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

        The Board also evaluated the expertise and performance of the personnel overseeing the subadvisers, and compliance with each Portfolio's investment restrictions, tax and other requirements.

        The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board evaluated the Manager's costs and profitability in serving as investment manager to the Portfolios, including the costs associated with the personnel, systems and equipment necessary to manage the Trust and the costs associated with compensating the subadvisers. The Board also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's fee. The Board also noted the Manager's commitment to the expense limitation agreement with certain of the Portfolios. After comparing the fees with those of comparable funds and in light of the quality and extent of services to be provided, and the costs to be incurred, by the Manager, the Board concluded that the level of the fees paid to the Manager with respect to each Portfolio was fair and reasonable.

        Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined re-approval, or in the case of new Portfolios, approval of the Management Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Management Agreement.

        The Manager has hired an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Allocation Portfolios and to investments in the Underlying Portfolios, which may assist it with the selection of Underlying Portfolios for inclusion in each Allocation Portfolio. The Manager is responsible for paying the consulting fees.

        The Trust commenced operations in February, 2001. The following table shows the fees paid by the Portfolios to the Manager, any fee waivers or reimbursements and any deferred expense reimbursements during the fiscal years ended December 31, 2004, December 31, 2003 and December 31, 2002.

                                                                         2004

                                          Investment         Investment         Other
                                        Management Fee    Management Fee       Expenses           Deferred Expense
              Portfolio                      Paid              Waived         Reimbursed           Reimbursement
              _________                 ______________    ______________      __________          ________________
Met/Putnam Capital Opportunities           $   426,296           $    --         $    --                  $     --
Lord Abbett America's Value Portfolio          127,243            98,677              --                        --
Lord Abbett Bond Debenture                   6,799,252                --              --                        --
Lord Abbett Mid-Cap Value                    1,658,919                --              --                        --
Lord Abbett Growth and Income               13,624,840                --              --                   415,534
Lord Abbett Growth Opportunities               396,571            29,475              --                        --
Met/AIM Mid Cap Core Equity                  1,976,021                --              --                   122,843
Met/AIM Small Cap Growth                     3,190,382                --              --                   197,306
Janus Aggressive Growth                      3,367,260                --              --                   286,247
T. Rowe Price Mid-Cap Growth                 3,146,034                --              --                   352,377
MFS Research International                   3,514,055                --              --                   617,855

Oppenheimer Capital Appreciation             4,327,515                --              --                   239,658
PIMCO Inflation Protected Bond               3,079,040                --              --                        --
Portfolio
PIMCO Total Return                           6,936,055                --              --                        --
RCM Global Technology                        1,570,194                --              --                        --
Harris Oakmark International                 4,799,579                --              --                    70,893
Goldman Sachs Mid-Cap                          677,715               876              --                        --
Value Portfolio/(1)/
Neuberger Berman Real Estate                   795,451                --              --                        --
Portfolio/(1)/
Third Avenue Small Cap Value                 3,556,948                --              --                        --
Portfolio
Turner Mid-Cap Growth Portfolio/(1)/           596,531                --              --                        --
MetLife Defensive Strategy                       8,957             8,957          2,4031                        --
Portfolio/(2)/
MetLife Moderate Strategy                       31,850            31,850           1,138                        --
Portfolio/(2)/
MetLife Balanced Strategy                       97,618            32,988              --                        --
Portfolio/(2)/
MetLife Growth Strategy Portfolio/(2)/          86,163            32,988              --                        --
MetLife Aggressive Strategy                     19,094            19,094          13,894                        --
Portfolio/(2)/

----------
/(1)/   For the period from 5/1/04 through 12/31/04
/(2)/   For the period from 11/4/04 through 12/31/04

                                                                         2003

                                          INVESTMENT         INVESTMENT                                DEFERRED
                                        MANAGEMENT FEE     MANAGEMENT FEE       OTHER EXPENSES         EXPENSE
            Portfolio                        PAID              WAIVED             REIMBURSED         REIMBURSEMENT
            _________                   ______________     ______________       ______________       _____________
Lord Abbett Bond Debenture                   3,971,116                  -                    -             276,111
Lord Abbett Mid-Cap Value                    1,028,597                  -                    -              24,528
Lord Abbett Growth and Income                9,092,357                  -                    -              96,442
Lord Abbett Growth Opportunities               269,004             78,081                    -                   -
Lord Abbett America's Value/(1)/                20,896             20,896               56,089                   -
Met/AIM Mid Cap Core Equity                    884,138                  -                    -              79,198
Met/AIM Small Cap Growth                     1,076,516             55,675                    -                   -
Janus Aggressive Growth                      1,101,773                  -                    -               7,791
T. Rowe Price Mid-Cap Growth                 1,356,903                  -                    -              36,100
MFS Research International                   1,262,462             82,173                    -                   -
Oppenheimer Capital Appreciation             1,814,031                  -                    -              70,030
Money Market                                   726,163             13,354
PIMCO Inflation Protected Bond/(1)/            747,433                  -                    -                   -
PIMCO Total Return                           4,621,218                  -                    -             133,278
RCM Global Technology                          623,323              6,135                    -                   -
Met/Putnam Capital Opportunities               409,728                  -                    -                   -
Harris Oakmark International                 1,058,799                  -                    -             134,866
Third Avenue Small Cap Value                 1,061,936                  -                    -              72,372

----------
(1) For the period 5/1/03 through 12/31/03

                                                         2002
                                        _______________________________________
                                        Investment    Investment       Other
                                        Management    Management      Expenses
             Portfolio                   Fee Paid     Fee Waived     Reimbursed
             _________                  __________    __________     __________

Lord Abbett Bond Debenture               1,667,067       219,786             --
Lord Abbett Mid-Cap Value                  768,497        10,233             --
Lord Abbett Growth and Income            7,305,609       261,347             --
Lord Abbett Growth Opportunities            99,876        99,876         24,278
Met/AIM Mid Cap Core Equity                153,006       153,006          1,238
Met/AIM Small Cap Growth                   228,091       228,091         32,720
Janus Aggressive Growth                    216,931       159,172             --
T. Rowe Price Mid-Cap Growth               339,766       202,896             --
MFS Research International                 316,349       316,349          9,963
Oppenheimer Capital Appreciation           402,546       132,940             --
Money Market                               283,685        78,237
PIMCO Total Return                       1,480,483            --             --
RCM Global Technology                      290,673       171,885             --
Met/Putnam Capital Opportunities           539,255            --             --
Harris Oakmark International                98,278        98,278         53,966
Third Avenue Small Cap Value/(1)/           82,684        72,400             --

----------
(1) For the period 5/1/02 through 12/31/02

The Advisers
____________

        Pursuant to an Advisory Agreement with the Manager, each Adviser to a Portfolio furnishes continuously an investment program for the Portfolio, makes investment decisions on behalf of the Portfolio, places all orders for the purchase and sale of investments for the Portfolio's account with brokers or dealers selected by such Adviser and may perform certain limited related administrative functions in connection therewith. For its services, the Manager pays each Adviser a fee based on a percentage of the average daily net assets of the Portfolios.

        Each Advisory Agreement will continue in force for one year (approximately two years with respect to the Lord Abbett Growth Opportunities, PIMCO Inflation Protected Bond, PIMCO Total Return, RCM Global Technology, T. Rowe Price Mid-Cap Growth, MFS Research International, Janus Aggressive Growth, Oppenheimer Capital Appreciation, Met/AIM Small Cap Growth, Met/AIM Mid Cap Core Equity, Harris Oakmark International, Lord Abbett America's Value, Third Avenue Small Cap Value, Neuberger Berman Real Estate, Turner Mid-Cap Growth, Goldman Sachs Mid-Cap Value, Van Kampen Comstock and Legg Mason Value Equity Portfolios) from its commencement date, and from year to year thereafter, but only so long as its continuation as to a Portfolio is specifically approved at least annually
(i) by the Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by the vote of a majority of the Disinterested Trustees by votes cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement provides that it shall terminate automatically if assigned or if the Management Agreement with respect to the related Portfolio terminates, and that it may be terminated as to a Portfolio without penalty by the Manager, by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio on not less than 60 days' prior written notice to the Adviser or by the Adviser on not less than 90 days' (60 days' with respect to the Janus Aggressive Growth Portfolio) prior written notice to the Manager, or upon such shorter notice as may be mutually agreed upon.

        Each Advisory Agreement provides that the Adviser shall not be subject to any liability to the Trust or the Manager for any act or omission in the course of or connected with rendering services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of the Adviser.

        The Board of Trustees initially approved each Advisory Agreement between the Manager and the respective Adviser on a Portfolio-by-Portfolio basis based on a number of factors relating to the Adviser's ability to perform under its Advisory Agreement. These factors included: the Adviser's management style and long-term performance record with comparable funds or with the Portfolio's predecessor fund, if applicable; the Adviser's current level of staffing and its overall resources; the Adviser's financial condition; and the Adviser's compliance systems and any disciplinary history.

        The Board of Trustees re-approved the Advisory Agreements relating to all of the Portfolios except for Goldman Sachs Mid-Cap Value, Neuberger Berman Real Estate and Turner Mid-Cap Growth Portfolios whose initial terms had not expired and initially approved the Advisory Agreements relating to the Van Kampen Comstock and Legg Mason Value Equity Portfolios based on a number of factors relating to each Adviser's ability to perform under its respective Advisory Agreement. These factors included: the Adviser's management style and long-term performance record with respect to each Portfolio (and in the case of new Portfolios, the performance of similar funds advised by the Advisers); the Adviser's current level of staffing and its overall resources; the Adviser's financial condition; the Adviser's compliance systems and any disciplinary history.

        The Board gave substantial consideration to the fees payable under each Investment Advisory Agreement. In this connection, the Board evaluated each Adviser's costs and profitability (to the extent practicable) in serving as an Adviser to the Portfolios, including the costs associated with the personnel, systems and equipment necessary to perform its functions. The Board also examined the fees paid to each Adviser in light of fees paid to other investment advisers by comparable funds and the method of computing the Adviser's fee. After comparing the fees with those of comparable funds and in light of the quality and extent of services to be provided, and the costs to be incurred, by each Adviser, the Board concluded that the fee paid to each Adviser with respect to its Portfolio was fair and reasonable.

        Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of each Adviser, the Board determined re-approval, or in the case of new Portfolios, approval of each Investment Advisory Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved each Investment Advisory Agreement.

        The Board also noted that each Adviser, through its relationship as an Adviser to a Portfolio, may engage in soft dollar transactions. While each Adviser selects brokers primarily on the basis of their execution capabilities, the direction of transactions may at times be based on the quality and amount of research such brokers provide. Further, the Board recognized that many Advisers to the Portfolios are affiliated with registered broker-dealers and these broker-dealers may from time to time execute transactions on behalf of the Portfolios. The Board noted, however, that all Advisers must select brokers who meet the Trust's requirements for best execution. The Board concluded that the benefits accruing to each Adviser and its affiliates by virtue of the Adviser's relationship to the Portfolio are fair and reasonable.

        The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission ("Multi-Manager Order"). The Multi-Manager Order permits the Manager, subject to approval of the Board of Trustees, to: (i) select new or additional Advisers for the Trust's Portfolios; (ii) enter into new investment advisory agreements and materially modify existing investment advisory agreements; and (iii) terminate and replace the Advisers without obtaining approval of the relevant Portfolio's shareholders. In such circumstances, shareholders would receive notice of such action, including, if applicable, the information concerning the Adviser that normally is provided in a proxy statement. However, the Manager may not enter into an investment advisory agreement with an "affiliated person" of the Manager (as that term is defined in Section 2(a)(3) of the 1940 Act) ("Affiliated Adviser") unless the investment advisory agreement with the Affiliated Adviser, including compensation hereunder, is approved by the affected Portfolio's shareholders, including, in instances in which the investment advisory agreement pertains to a newly formed Portfolio, the Portfolio's initial shareholder. Although shareholder approval is not required for the termination of Advisory Agreements, shareholders of a Portfolio continue to have the right to terminate such agreements for the Portfolio at any time by a vote of a majority of outstanding voting securities of the Portfolio.

        Pursuant to the Multi-Manager Order, the Manager, effective January 1, 2003, changed Advisers for the State Street Concentrated International Portfolio (now known as Harris Oakmark International Portfolio and MFS Mid Cap Growth Portfolio (now known as T. Rowe Price Mid-Cap Growth Portfolio). Effective May 1, 2003, the Manager changed the Adviser to the J.P. Morgan Small Cap Stock Portfolio (now known as Met/Putnam Capital Opportunities Portfolio). Effective January 14, 2005, the Manager changed the Adviser to the PIMCO PEA Innovation Portfolio (now known as RCM Global Technology Portfolio). In approving new Advisers for these Portfolios, the Board especially reviewed each Portfolio's performance record and the replacement Adviser's management style and long-term performance record with comparable funds.

        Lord, Abbett & Co. LLC is the Adviser to the Lord Abbett Bond Debenture, Lord Abbett Mid-Cap Value, Lord Abbett America's Value, Lord Abbett Growth and Income and Lord Abbett Growth Opportunities Portfolios.

        Neuberger Berman Management, Inc. is the Adviser to the Neuberger Berman Real Estate Portfolio.

        Pacific Investment Management Company LLC is the Adviser to the Money Market, PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios.

        RCM Capital Management LLC is the Adviser to the RCM Global Technology Portfolio.

        Massachusetts Financial Services Company is the Adviser to the MFS Research International Portfolio.

        Janus Capital Management LLC is the Adviser to the Janus Aggressive Growth Portfolio.

        OppenheimerFunds, Inc. is the Adviser to the Oppenheimer Capital Appreciation Portfolio.

        A I M Capital Management, Inc. is the Adviser to the Met/AIM Small Cap Growth and Met/AIM Mid Cap Core Equity Portfolios.

        Putnam Investment Management, LLC is the Adviser to the Met/Putnam Capital Opportunities Portfolios.

        Third Avenue Management LLC is the Adviser to the Third Avenue Small Cap Value Portfolio.

        T. Rowe Price Associates, Inc. is the Adviser to the T. Rowe Price Mid-Cap Growth Portfolio.

        Harris Associates L.P. is the Adviser to the Harris Oakmark International Portfolio.

        Turner Investment Partners, Inc. is the Adviser to the Turner Mid-Cap Growth Portfolio.

        Goldman Sachs Asset Management, L.P. is the Adviser to the Goldman Sachs Mid-Cap Value Portfolio.

        Morgan Stanley Investment Management, Inc., dba Van Kampen, is the Adviser to the Van Kampen Comstock Portfolio.

        Legg Mason Capital Management, Inc. is the Adviser to the Legg Mason Value Equity Portfolio.

        The following table shows the fees paid with respect to the Portfolios to each Adviser by the Manager for the fiscal years ended December 31, 2004, December 31, 2003 and December 31, 2002.

               Portfolio                    2004          2003           2002
               _________                 __________    __________     __________

Met/Putnam Capital Opportunities         $  275,838    $  265,118     $  370,557
Lord Abbett Bond Debenture                2,756,543     1,698,705        958,533
Lord Abbett Mid-Cap Value                 1,059,263       661,241        494,034
Lord Abbett Growth and Income             6,711,040     4,737,875      4,367,144
Lord Abbett Growth Opportunities            254,938       172,931         64,206
Lord Abbett America's Value                  78,303        12,859             --
Met/AIM Mid Cap Core Equity               1,247,085       589,425        102,004
Met/AIM Small Cap Growth                  2,304,165       777,484        164,733
Janus Aggressive Growth                   2,118,167       705,411        138,759
T. Rowe Price Mid-Cap Growth              2,097,356       904,602        209,087

MFS Research International                2,370,057       870,184        217,490
Oppenheimer Capital Appreciation          2,525,236     1,111,282        247,721
PIMCO Inflation Protected Bond            1,539,478       373,716             --
PIMCO Total Return                        3,468,028     2,310,609        740,241
RCM Global Technology                     1,074,363       426,484        211,264
Harris Oakmark International              3,224,977       759,888         69,373
Third Avenue Small Cap Value              2,359,964       707,957         55,589
Goldman Sachs Mid-Cap Value                 414,903
Neuberger Berman Real Estate                452,972
Turner Mid-Cap Growth                       389,359

        Information regarding the committee members' or portfolio managers' compensation, other accounts managed and ownership of shares of the Portfolios to the extent applicable is attached in Appendix C.

The Administrator
_________________

        Pursuant to an administration agreement ("Administration Agreement"), State Street Bank and Trust Company ("Administrator") assists the Manager in the performance of its administrative services to the Trust and provides the Trust with other necessary administrative services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such administrative services to the Trust.

        The Administrator was organized as a Massachusetts trust company. Its principal place of business is at One Federal Street, Boston, Massachusetts 02110. Under the Administration Agreement, the Administrator is entitled to a fee from the Trust, which is calculated daily and paid monthly, at an annual rate of approximately 0.05% of the average daily net assets of each Portfolio of the Trust. The Administration Agreement is in effect until December 31, 2005 and continues in effect for successive periods of one year, unless terminated by any party upon not less than sixty (60) days' prior written notice to the other party. For the years ended December 31, 2004, December 31, 2003 and December 31, 2002, an aggregate of $6,320,204, $4,527,919 and $4,138,316, respectively, was paid to the Administrator. Each such amount included custody and transfer agent fees.

The Distributor
_______________

        The Trust has distribution agreements with MetLife Investors Distribution Company ("MID" or the "Distributor") in which MID serves as the Distributor for the Trust's Class A shares, Class B shares, Class C and Class E shares. MID is an affiliate of Metropolitan Life Insurance Company. MID's address is 5 Park Plaza, Suite 1900, Irvine, California 92614.

        The Trust's distribution agreements with respect to the Class A, Class B, Class C and Class E shares ("Distribution Agreements") were initially approved by the Board of Trustees at Board meetings held on December 7, 2000 (Class A, Class B, Class C) and April 23, 2001 (Class E). The Distribution Agreements will remain in effect from year to year provided each Distribution Agreement's continuance is approved annually by (i) a majority of the Trustees who are not parties to such agreement or "interested persons" (as defined in the 1940 Act) of the Trust or a Portfolio and, if applicable, who have no direct or indirect financial interest in the operation of the Class B, Class C or Class E Distribution Plan or any such related agreement and (ii) either by vote of a majority of the Trustees or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust.

        The Distributor or its affiliates for the Class A shares will pay for printing and distributing prospectuses or reports prepared for their use in connection with the offering of the Class A shares to prospective contract owners and qualified plan participants and preparing, printing and mailing any other literature or advertising in connection with the offering of the Class A shares to prospective contract owners and qualified plan participants.

        Pursuant to the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan, the Trust compensates the Distributor from assets attributable to the Class B, Class C and Class E shares, as applicable, for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Trust's Class B, Class C and Class E shares. It is anticipated that a portion of the amounts received by the Distributor will be used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Trust prospectuses, statements of additional information and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class B, Class C and Class E shares. The Distributor may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of the Class B, Class C and Class E shares.

        The Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan provide that the Trust, on behalf of each Portfolio, may pay annually up to 0.50%, 1.00% and 0.25%, respectively of the average daily net assets of a Portfolio attributable to its Class B shares, Class C shares and Class E shares, respectively, in respect to activities primarily intended to result in the sale of Class B, Class C and Class E shares. However, under the Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan are limited to payments at an annual rate equal to 0.25%, 0.50% and 0.15% of average daily net assets of a Portfolio attributable to its Class B shares, Class C shares and Class E shares, respectively. Under the terms of the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution

Plan and the related Distribution Agreements, each Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities (including Metropolitan Life Insurance Company and its affiliates) providing distribution and shareholder servicing with respect to the Class B, Class C and Class E shares for such entities' fees or expenses incurred or paid in that regard.

        Each of the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan is of a type known as a "compensation" plan because payments are made for services rendered to the Trust with respect to Class B shares, Class C shares and Class E shares regardless of the level of expenditures by the Distributor. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan and in connection with their annual consideration of the Class B Distribution Plan's, the Class C Distribution Plan's and the Class E Distribution Plan's renewal. The Distributor has indicated that it expects its expenditures to include, without limitation: (a) the printing and mailing of Trust prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective Contract owners with respect to the Class B, Class C and Class E shares of the Trust; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Class B, Class C and Class E shares of the Trust; (c) holding seminars and sales meetings designed to promote the distribution of Class B, Class C and Class E shares of the Trust; (d) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding Trust investment objectives and policies and other information about the Trust and its Portfolios, including the performance of the Portfolios; (3) training sales personnel regarding the Class B, Class C and Class E shares of the Trust; and
(f) financing any other activity that the Distributor determines is primarily intended to result in the sale of Class B, Class C and Class E shares.

        A description of the Class B Distribution Plan with respect to the Class B shares and related services and fees thereunder is provided in the Prospectus for the Class B shares of the Portfolios. A description of the Class C Distribution Plan with respect to the Class C shares and related services and fees thereunder is provided in the Prospectus for the Class C shares of the Portfolios. On December 7, 2000, the Board of Trustees of the Trust, including the Disinterested Trustees unanimously approved the Class B Distribution Plan and the Class C Distribution Plan. A description of the Class E Distribution Plan with respect to the Class E shares and related services and fees thereunder is provided in the Prospectus for the Class E shares of the Portfolios. On April 23, 2001, the Board of Trustees of the Trust including the Disinterested Trustees unanimously approved the Class E Distribution Plan.

        The Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan and any Rule 12b-1 related agreement that is entered into by the Trust or the Distributor of the Class B, Class C and Class E shares in connection with the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by vote of a majority of the Trust's Board of Trustees, and of a majority of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan or any Rule 12b-1 related agreement, as applicable. In addition, the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan and any Rule 12b-1 related agreement may be terminated as to Class B shares, Class C shares or Class E shares of a Portfolio at any time, without penalty, by vote of a majority of the outstanding Class B shares, Class C shares or Class E shares of the Portfolio, as applicable, or by vote of a majority of the Disinterested Trustees. The Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan each also provides that it may not be amended to increase materially the amount (up to 0.50% [1.00% with respect to Class C and 0.25% with respect to Class E] of average daily net assets annually) that may be spent for distribution of Class B, Class C and Class E shares of any Portfolio without the approval of Class B, Class C and Class E shareholders, as applicable, of that Portfolio.

        The Distributor for each class of shares will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws. In the capacity of agent, the Distributor currently offers shares of each Portfolio on a continuous basis to qualified pension and profit sharing plans and to the separate accounts of insurance companies offering the Contracts in all states in which the Portfolio or the Trust may from time to time be registered or where permitted by applicable law. The Distribution Agreement provides that the Distributor shall accept orders for shares at net asset value without a sales commission or sale load being charged. The Distributor has made no firm commitment to acquire shares of any Portfolio.

        The table below shows the amount paid by each Portfolio to the Distributor pursuant to the Class B and Class E Distribution Plans for the year ended December 31, 2004:*

               Portfolio              Total Distribution Fee Paid to Distributor
               _________              __________________________________________

Met/Putnam Capital Opportunities                      $    8,129
Lord Abbett Bond Debenture                             2,324,985
Lord Abbett Mid-Cap Value                                330,343
Lord Abbett Growth and Income                          3,371,798
Lord Abbett Growth Opportunities                          76,235
Lord Abbett America's Value                               48,939
Met/AIM Mid Cap Core Equity                              628,091
Met/AIM Small Cap Growth                                 845,730
Janus Aggressive Growth                                  964,870
T. Rowe Price Mid-Cap Growth                             869,559
MFS Research International                               911,886

Oppenheimer Capital Appreciation                       1,729,128
PIMCO Inflation Protected Bond                         1,485,102
PIMCO Total Return                                     2,741,899
RCM Global Technology                                    274,750
Harris Oakmark International                           1,305,222
Third Avenue Small Cap Value                           1,144,024
Goldman Sachs Mid-Cap Value                              202,438
Neuberger Berman Real Estate                             262,813
Turner Mid-Cap Growth                                    170,724
MetLife Defensive Strategy                                22,393
MetLife Moderate Strategy                                 79,625
MetLife Balanced Strategy                                244,043
MetLife Growth Strategy                                  215,408
MetLife Aggressive Strategy                               47,736

        *The Trust currently does not offer Class C shares.

The amounts received by the Distributor have been used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Trust prospectuses, statements of additional information and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class B and Class E shares.

Code of Ethics
______________

        The Trust, its Manager, its Distributor, and each of its Advisers, have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these Codes of Ethics permits the personnel of their respective organizations to invest in securities for their own accounts including securities that may be purchased or held by the Portfolios. A copy of each of the Codes of Ethics is on public file with, and is available from the Securities and Exchange Commission.

Custodian
_________

        State Street Bank and Trust Company ("State Street Bank"), located at 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian of the Trust. Under the custody agreement, State Street Bank holds the Portfolios' securities, provides fund accounting and keeps all necessary records and documents.

Transfer Agent
______________

        State Street Bank also serves as transfer agent for the Trust.

Legal Matters
_____________

        Certain legal matters are passed on for the Trust by Sullivan & Worcester LLP, 1666 K Street, N.W., Washington, D.C. 20006.

Independent Registered Public Accounting Firm
_____________________________________________

        Deloitte & Touche LLC, located at 200 Berkeley Street, Boston, Massachusetts 02116, serves as the Trust's independent auditors.

                              REDEMPTION OF SHARES

        The Trust may suspend redemption privileges or postpone the date of payment on shares of the Portfolios for more than seven days during any period
(1) when the New York Stock Exchange is closed or trading on the Exchange is restricted as determined by the Securities and Exchange Commission, (2) when an emergency exists, as defined by the Securities and Exchange Commission, which makes it not reasonably practicable for a Portfolio to dispose of securities owned by it or fairly to determine the value of its assets, or (3) as the Securities and Exchange Commission may otherwise permit.

        The value of the shares on redemption may be more or less than the shareholder's cost, depending upon the market value of the portfolio securities at the time of redemption.

                                 NET ASSET VALUE

        The net asset value per share of each Portfolio is determined as of the close of regular trading of the New York Stock Exchange (currently 4:00 p.m., Eastern Time), each day the Exchange is open for trading. Currently, the Exchange is closed on: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Portfolio securities for which the primary market is on a domestic or foreign exchange will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and reported on NASDAQ will report the Nasdaq Official Closing Price ("NOCP"). The NOCP will be calculated on each business day at 4:00:02 p.m. Eastern time as follows: (i) if the last traded price of a listed security reported by a Nasdaq member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities which are traded over-the-counter and not quoted on the NASDAQ System that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers.

        In the case of any securities which are not actively traded, reliable market quotations may not be considered to be readily available. These investments are stated at fair value as determined under the direction of the Trustees. Such fair value is expected to be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

        If any securities held by a Portfolio are restricted as to resale, their fair value will be determined following procedures approved by the Trustees. The fair value of such securities is generally determined as the amount which the Portfolio could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Portfolio in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

        Notwithstanding the foregoing, short-term debt securities with maturities of 60 days or less will be valued at amortized cost.

        Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board of Trustees. All securities and other assets of a Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

        The Manager may, from time to time, under the general supervision of the Board of Trustees or the valuation committee, utilize the services of one or more pricing services available in valuating the assets of the Trust. The Manager will continuously monitor the performance of these services.

                              FEDERAL INCOME TAXES

        Each Portfolio intends to qualify each year as a "regulated investment company" under the Code. By so qualifying, a Portfolio will not be subject to federal income taxes to the extent that its net investment income and net realized capital gains are distributed.

        In order to so qualify, a Portfolio must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks or securities, and net income derived from an interest in a qualified publicly traded partnership; and (2) diversify its holdings so that, at the end of each quarter of the Portfolio's taxable year, (a) at least 50% of the market value of the Portfolio's assets is represented by cash, government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to 5% of the value of the Portfolio's assets and to not more than 10% of the voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in securities of any one issuer (other than government securities or the securities of other regulated investment companies) or the securities of one or more qualified publicly traded partnerships. For this purpose, a qualified publicly traded partnership is any publicly traded partnership other than one whose income is derived almost entirely from income which would be qualified income for a regulated investment company (that is, dividends, interest, payments with respect to securities loans, gains from the disposition of stock or securities, and the like) in any event.

        As a regulated investment company, a Portfolio will not be subject to federal income tax on net investment income and capital gains (short- and long-term), if any, that it distributes to its shareholders if at least 90% of its net investment income and net short-term capital gains for the taxable year are distributed, but will be subject to tax at regular corporate rates on any income or gains that are not distributed. In general, dividends will be treated as paid when actually distributed, except that dividends declared in October, November or December and made payable to shareholders of record in such a month will be treated as having been paid by the Portfolio (and received by shareholders) on December 31, provided the dividend is paid in the following January. Each Portfolio intends to satisfy the distribution requirement in each taxable year.

        The Portfolios will not be subject to the 4% federal excise tax imposed on regulated investment companies that do not distribute all of their income and gains each calendar year because such tax does not apply to a registered investment company whose only shareholders are either tax-exempt pension trusts or segregated asset accounts of life insurance companies held in connection with variable annuity and/or variable life insurance policies.

        The Trust intends to comply with section 817(h) of the Code and the regulations issued thereunder. As required by regulations under that section, the only shareholders of the Trust and its Portfolios will be life insurance company segregated asset accounts (also referred to as separate accounts) that fund variable life insurance or annuity contracts, tax-exempt pension trusts, and MetLife Investors USA Insurance Company, the initial shareholder of the Portfolios, and its affiliates. See the prospectus or other material for the Contracts for additional discussion of the taxation of segregated asset accounts and of the owner of the particular Contract described therein.

        Section 817(h) of the Code and Treasury Department regulations thereunder impose certain diversification requirements on the segregated asset accounts investing in the Portfolios of the Trust. These requirements, which are in addition to the diversification requirements applicable to the Trust under the 1940 Act and under the regulated investment company provisions of the Code, may limit the types and amounts of securities in which the Portfolios may invest. Failure to meet the requirements of section 817(h) could result in current taxation of the owner of the Contract on the income of the Contract.

        The Trust may therefore find it necessary to take action to ensure that a Contract continues to qualify as a Contract under federal tax laws. The Trust, for example, may be required to alter the investment objectives of a Portfolio or substitute the shares of one Portfolio for those of another. No such change of investment objectives or substitution of securities will take place without notice to the shareholders of the affected Portfolio and the approval of a majority of such shareholders and without prior approval of the Securities and Exchange Commission, to the extent legally required.

        In certain foreign countries, interest and dividends are subject to a tax which is withheld by the issuer. U.S. income tax treaties with certain countries reduce the rates of these withholding taxes. The Trust intends to provide the documentation necessary to achieve the lower treaty rate of withholding whenever applicable or to seek refund of amounts withheld in excess of the treaty rate.

        Portfolios that invest in foreign securities may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of a Portfolio's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such trusts. Capital gains on the sale of such holdings are considered ordinary income regardless of how long a Portfolio held its investment. In addition, a Portfolio could be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders. To avoid such tax and interest, each Portfolio's investment adviser intends to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains will be considered ordinary income, which a Portfolio will be required to distribute even though it has not sold the security.

        Income that Neuberger Berman Real Estate Portfolio derives from a company principally engaged in the real estate industry that is classified for federal tax purposes as a partnership (and not as a corporation, publicly traded partnership or REIT) ("RE Partnership") will be treated under the Code as qualifying income under the income requirement only to the extent that income is attributable to the RE Partnership's income that would be qualifying income if realized directly by the Fund in the same manner as realized by the RE Partnership. The Internal Revenue Service also has issued numerous private letter rulings (which may not be relied on by taxpayers other than the addressees thereof but nevertheless indicate the Service's view of federal tax matters) holding that a regulated investment company that invests in a partnership should be treated as owning a proportionate share of the partnership's assets for purposes of the diversification requirement.

        Neuberger Berman Real Estate Portfolio may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued but may apply retroactively, the portion of a REIT's income attributable to its residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax and will be allocated to the REIT's shareholders in proportion to the dividends they receive. These regulations also are expected to provide that excess inclusion income of a regulated investment company, such as the Portfolio, will be allocated to its shareholders in proportion to the dividends they receive, with the same consequences as if they held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders for a taxable year (1) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (2) will constitute unrelated business taxable income ("UBTI") to certain tax-exempt entities (including qualified pension plans, IRAs, Code section 401(k) plans, Keogh plans, and public charities), thereby potentially requiring such an entity that otherwise might not be required to file tax return for that year to file a tax return and pay tax on such income and (3) resulting in tax liability for a segregated asset account of an insurance company to which excess inclusion income is allocated. In addition, if at any time during any taxable year a "disqualified organization" (including governmental units, certain tax-exempt entities, and certain cooperatives) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to the portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization multiplied by the highest federal income tax rate imposed on corporations. The Portfolio does not intend to invest in REITs that have a substantial portion of their assts in residual interests of REMICs.

        ORGANIZATION AND CAPITALIZATION OF THE TRUST

        The Trust is a Delaware business trust organized on July 27, 2000. A copy of the Trust's Agreement and Declaration of Trust, which is governed by Delaware law, is filed as an exhibit to the Trust's registration statement. The Trust is the successor to the Security First Trust and Cova Series Trust, the series of which were converted to Portfolios of the Trust, effective February 12, 2001. Effective May 1, 2002, Met/AIM Mid Cap Equity Portfolio changed its name to Met/AIM Mid Cap Core Equity Portfolio. Effective January 1, 2003, State Street Research Concentrated International Portfolio changed its name to Harris Oakmark International Portfolio and MFS Mid-Cap Growth Portfolio changed its name to T. Rowe Price Mid-Cap Growth Portfolio. Effective May 1, 2003, J.P. Morgan Small Cap Growth Portfolio changed its name to Met/Putnam Capital Opportunities Portfolio. Effective May 1, 2004, PIMCO Innovation Portfolio changed its name to PIMCO PEA Innovation Portfolio. Effective May 1, 2005, PIMCO PEA Innovation Portfolio changed its name to RCM Global Technology Portfolio.

        The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $.001 per share, of one or more series. Currently, the Trustees have established and designated thirty-three, twenty-nine of which are currently being offered. Each series of shares represents the beneficial interest in a separate Portfolio of assets of the Trust, which is separately managed and has its own investment objective and policies. The Trustees of the Trust have authority, without the necessity of a shareholder vote, to establish additional portfolios and series of shares. The shares outstanding are, and those offered hereby when issued will be, fully paid and nonassessable by the Trust. The shares have no preemptive, conversion or subscription rights and are fully transferable.

        The Trust is authorized to issue four classes of shares (Class A, Class B, Class C and Class E) on behalf of each Portfolio. Currently, Class C shares are not currently offered. The Trust currently offers Class A and Class B shares on behalf of each Portfolio. Class E shares are currently offered on behalf of the Lord Abbett Bond Debenture, T. Rowe Price Mid-Cap Growth, MFS Research International, Janus Aggressive Growth, PIMCO Total Return, RCM Global Technology, Met/AIM Mid Cap Core Equity, Met/AIM Small Cap Growth, Harris Oakmark International, Oppenheimer Capital Appreciation and Neuberger Berman Real Estate Portfolios. Class A shares are offered at net asset value and are not subject to distribution fees imposed pursuant to a distribution plan. Class B and Class E shares are offered at net asset value and are subject to distribution fees imposed pursuant to each Class' Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act.

        The three classes of shares are currently offered under the Trust's multi-class distribution system approved by the Trust's Board of Trustees on December 7, 2000, which is designed to allow promotion of insurance products investing in the Trust through alternative distribution channels. Under the Trust's multi-class distribution system, shares of each class of a Portfolio represent an equal pro rata interest in that Portfolio and, generally, will have identical voting, dividend, liquidation, and other rights, other than the payment of distribution fees under the Distribution Plan.

        The Trust continuously offers its shares to separate accounts of insurance companies in connection with the Contracts. Class A, Class B and Class E shares currently are sold to insurance company separate accounts in connection with Contracts issued by the following affiliated insurance companies - Metropolitan Life Insurance Company, MetLife Investors Insurance Company, MetLife Investors Insurance Company of California, First MetLife Investors Insurance Company, MetLife Investors USA Insurance Company, New England Financial Life Insurance Company, General American Life Insurance Company, The Travelers Insurance Company, The Travelers Life and Annuity Company, Citicorp Life Insurance Company and First Citicorp Life Insurance Company (collectively, "MetLife"). As of December 31, 2004, MetLife owned substantially all of the Trust's outstanding Class A, Class B and Class E shares and, as a result, may be deemed to be a control person with respect to the Trust.

        As a "series" type of mutual fund, the Trust issues separate series of share of beneficial interest with respect to each Portfolio. Each Portfolio resembles a separate fund issuing a separate class of stock. Because of current federal securities law requirements, the Trust expects that its shareholders will offer to owners of the Contracts ("Contract owners") the opportunity to instruct them as to how shares allocable to their Contracts will be voted with respect to certain matters, such as approval of investment advisory agreements. To the Trust's knowledge, as of December 31, 2004 none of the Contracts currently owned entitled any individual to give voting instructions regarding more than 5% of the outstanding shares of any Portfolio.

        The Trust may in the future offer its shares to separate accounts of other insurance companies. The Trust does not currently foresee any disadvantages to Contract owners arising from offering the Trust's shares to separate accounts of insurance companies that are unaffiliated with each other. However, it is theoretically possible that, at some time, the interests of various Contract owners participating in the Trust through their separate accounts might conflict. In the case of a material irreconcilable conflict, one or more separate accounts might withdraw their investments in the Trust, which would possibly force the Trust to sell portfolio securities at disadvantageous prices. The Trustees of the Trust intend to monitor events for the existence of any material irreconcilable conflicts between or among such separate accounts and will take whatever remedial action may be necessary.

        The assets received from the sale of shares of a Portfolio, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, constitute the underlying assets of the Portfolio. The underlying assets of a Portfolio are required to be segregated on the Trust's books of account and are to be charged with the expenses with respect to that Portfolio. Any general expenses of the Trust not readily attributable to a Portfolio will be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Portfolio and the other Portfolios.

        Each share has one vote, with fractional shares voting proportionately. Shareholders of a Portfolio are not entitled to vote on any matter that requires a separate vote of the shares of another Portfolio but which does not affect the Portfolio. The Agreement and Declaration of Trust does not require the Trust to hold annual meetings of shareholders. Thus, there will ordinarily be no annual shareholder meetings, unless otherwise required by the 1940 Act. The Trustees of the Trust may appoint their successors until fewer than a majority of the Trustees have been elected by shareholders, at which time a meeting of shareholders will be called to elect Trustees. Under the Agreement and Declaration of Trust, any Trustee may be removed by vote of the Trustees or vote of two-thirds of the outstanding shares of the Trust. Holders of 10% or more of the outstanding shares can require the Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. If ten or more shareholders who have been such for at least six months and who hold in the aggregate shares with a net asset value of at least $25,000 inform the Trustees that they wish to communicate with other shareholders, the Trustees either will give such shareholders access to the shareholder lists or will inform them of the cost involved if the Trust forwards materials to the shareholders on their behalf. If the Trustees object to mailing such materials, they must inform the Securities and Exchange Commission and thereafter comply with the requirements of the 1940 Act.

                              FINANCIAL STATEMENTS

        The financial statements of the Portfolios for the year ended December 31, 2004, including notes to the financial statements and financial highlights and the Report of Deloitte & Touche LLC, Registered Public Accounting Firm, are included in the Annual Report of the Trust, which is incorporated by reference in this Statement of Additional Information. A copy of the Annual Report accompanies this Statement of Additional Information. The financial statements (including the Report of Independent Registered Public Accounting Firm) included in the Annual Report are incorporated herein by reference.

                                   APPENDIX A

                               SECURITIES RATINGS

Standard & Poor's Bond Ratings

        A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt of a higher rated category. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and to repay principal for debt in this category than for higher rated categories. Bonds rated "BB", "B", "CCC" and "CC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. The rating "C" is reserved for income bonds on which no interest is being paid. Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears. The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's Bond Ratings

        Bonds which are rated "Aaa" are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category. Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future. Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Commercial Paper Ratings

        "A" is the highest commercial paper rating category utilized by Standard & Poor's, which uses the numbers "1+", "1", "2" and "3" to denote relative strength within its "A" classification. Commercial paper issuers rated "A" by Standard & Poor's have the following characteristics. Liquidity ratios are better than industry average. Long-term debt rating is "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management. Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities. The rating "C" is assigned to short-term debt obligations with a doubtful capacity for repayment. An issue rated "D" is either in default or is expected to be in default upon maturity.

Moody's Commercial Paper Ratings

        "Prime-1" is the highest commercial paper rating assigned by Moody's, which uses the numbers "1", "2" and "3" to denote relative strength within its highest classification of Prime. Commercial paper issuers rated Prime by Moody's have the following characteristics. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well assured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer terms, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

Fitch IBCA, Inc. Commercial Paper Ratings. Fitch Investors Service L.P. employs the rating F-1+ to indicate issues regarded as having the strongest degree of assurance for timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+, while the rating F-2 indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

Duff & Phelps Inc. Commercial Paper Ratings. Duff & Phelps Inc. employs the designation of Duff 1 with respect to top grade commercial paper and bank money instruments. Duff 1+ indicates the highest certainty of timely payment: short-term liquidity is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1- indicates high certainty of timely payment. Duff 2 indicates good certainty of timely payment: liquidity factors and company fundamentals are sound.

Thomson BankWatch, Inc. ("BankWatch") Commercial Paper Ratings. BankWatch will assign both short-term debt ratings and issuer ratings to the issuers it rates. BankWatch will assign a short-term rating ("TBW-1", "TBW-2", "TBW-3", or "TBW-4") to each class of debt (e.g., commercial paper or non-convertible debt), having a maturity of one-year or less, issued by a holding company structure or an entity within the holding company structure that is rated by BankWatch. Additionally, BankWatch will assign an issuer rating ("A", "A/B", "B", "B/C", "C", "C/D", "D", "D/E", and "E") to each issuer that it rates.

        Various of the NRSROs utilize rankings within rating categories indicated by a + or -. The Portfolios, in accordance with industry practice, recognize such rankings within categories as graduations, viewing for example Standard & Poor's rating of A-1+ and A-1 as being in Standard & Poor's highest rating category.

                                TABLE OF CONTENTS
                                                                            Page
INVESTMENT OBJECTIVES AND POLICIES.............................................4
Asset-Backed Securities. ......................................................4
Brady Bonds ...................................................................5
Collateralized Debt Obligations ...............................................6
Convertible Securities.........................................................6
Credit Default Swaps...........................................................7
Depositary Receipts ...........................................................8
Dollar Roll Transactions ......................................................8
Event-Linked Bonds ............................................................9
Floaters ......................................................................9
Foreign Currency Transactions ................................................10
Foreign Securities............................................................13
Forward Commitments, When-Issued and Delayed Delivery.........................17
High Yield/High Risk Debt Securities..........................................17
Hybrid Instruments............................................................18
Illiquid_Securities ..........................................................19
Inflation-Indexed Bonds.......................................................19
Interest Rate Transactions....................................................20
Investment Grade Corporate Debt Securities....................................21
Loans and Other Direct Indebtedness...........................................22
Money Market Securities.......................................................22
Mortgage-Backed Securities....................................................23
Municipal Fixed Income Securities.............................................25
Options and Futures Strategies................................................26
Other Investment Companies....................................................31
Portfolio Turnover............................................................32
Preferred Stocks..............................................................33
Real Estate Investment Trusts.................................................33
Repurchase Agreements ........................................................34
Reverse Repurchase Agreements.................................................34
Rights and Warrants...........................................................35
Securities Loans..............................................................35
Short Sales...................................................................35
Structured Notes..............................................................36
Swaps ........................................................................37
U.S. Government Securities....................................................38
Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds .....................38
INVESTMENT RESTRICTIONS.......................................................39
Fundamental Policies..........................................................39
Non-Fundamental Policies......................................................40

PERFORMANCE INFORMATION.......................................................43
Total Return..................................................................43
Yield.........................................................................44
Non-Standardized Performance..................................................45
PORTFOLIO TRANSACTIONS........................................................45
MANAGEMENT OF THE TRUST.......................................................49
Trustees and Officers.........................................................49
Committees of the Board.......................................................52
Compensation of the Trustees..................................................53
Proxy Voting Procedures.......................................................54
Proxy Voting Records..........................................................54
Portfolio Holdings Disclosure Policy..........................................54
INVESTMENT ADVISORY AND OTHER SERVICES........................................55
The Manager...................................................................55
The Advisers..................................................................66
The Administrator.............................................................70
The Distributor...............................................................71
Code of Ethics................................................................74
Custodian.....................................................................74
Transfer Agent................................................................75
Legal Matters.................................................................75
Independent Registered Public Accounting Firm.................................75
REDEMPTION OF SHARES..........................................................75
NET ASSET VALUE...............................................................75
FEDERAL INCOME TAXES..........................................................76
FINANCIAL STATEMENTS..........................................................81
APPENDIX A - SECURITIES RATINGS..............................................A-1
APPENDIX B -PROXY VOTING POLICIES AND PROCEDURES.............................B-1
APPENDIX C - PORTFOLIO MANAGER DISCLOSURE....................................C-1

----------
        No person has been authorized to give any information or to make any representation not contained in this Statement of Additional Information or in the Prospectus and, if given or made, such information or representation must not be relied upon as having been authorized. This Statement of Additional Information does not constitute an offering of any securities other than the registered securities to which it relates or an offer to any person in any state or other jurisdiction of the United States or any country where such offer would be unlawful.

                                   APPENDIX B

                      PROXY VOTING POLICIES AND PROCEDURES

                          PROXY POLICIES AND PROCEDURES

                         A I M CAPITAL MANAGEMENT, INC.

                          PROXY POLICIES AND PROCEDURES

                          As amended September 16, 2004

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]

PROXY POLICIES:

Each of A I M Advisors, Inc., A I M Capital Management, Inc., AIM Private Asset Management, Inc. and AIM Alternative Asset Management Company (each an "AIM Advisor" and collectively "AIM") has the fiduciary obligation to, at all times, make the economic best interest of advisory clients the sole consideration when voting proxies of companies held in client accounts. As a general rule, each AIM Advisor shall vote against any actions that would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. At the same time, AIM believes in supporting the management of companies in which it invests, and will accord proper weight to the positions of a company's board of directors, and the AIM portfolio managers who chose to invest in the companies. Therefore, on most issues, our votes have been cast in accordance with the recommendations of the company's board of directors, and we do not currently expect that trend to change. Although AIM's proxy voting policies are stated below, AIM's proxy committee considers all relevant facts and circumstances, and retains the right to vote proxies as deemed appropriate.

     I.   BOARDS OF DIRECTORS

     A board that has at least a majority of independent directors is integral to good corporate governance. Key board committees, including audit, compensation and nominating committees, should be completely independent. There are some actions by directors that should result in votes being withheld. These instances include directors who:

        . Are not independent directors and (a) sit on the board's audit, compensation or nominating committee, or (b) sit on a board where the majority of the board is not independent;

        . Attend less than 75 percent of the board and committee meetings without a valid excuse;

        .    Implement or renew a dead-hand or modified dead-hand poison pill;

        .    Sit on the boards of an excessive number of companies;

        . Enacted egregious corporate governance or other policies or failed to replace management as appropriate;

        . Have failed to act on takeover offers where the majority of the shareholders have tendered their shares; or

        . Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors:

        . Long-term financial performance of the target company relative to its industry;

        .    Management's track record;

        .    Portfolio manager's assessment;

        .    Qualifications of director nominees (both slates);

        . Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

        .    Background to the proxy contest.

II. INDEPENDENT AUDITORS

A company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence. We will support the reappointment of the company's auditors unless:

        . It is not clear that the auditors will be able to fulfill their function;

        . There is reason to believe the independent auditors have rendered an opinion that is neither accurate nor indicative of the company's financial position; or

        . The auditors have a significant professional or personal relationship with the issuer that compromises the auditors' independence.

III. COMPENSATION PROGRAMS

Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders' ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider all incentives, awards and compensation, and compare them to a company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution.

        . We will generally vote against equity-based plans where the total dilution (including all equity-based plans) is excessive.

        . We will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

        . We will vote against plans that have any of the following structural features: ability to re-price underwater options without shareholder approval, ability to issue options with an exercise price below the stock's current market price, ability to issue reload options, or automatic share replenishment ("evergreen") feature.

        . We will vote for proposals to reprice options if there is a value-for-value (rather than a share-for-share) exchange.

        . We will generally support the board's discretion to determine and grant appropriate cash compensation and severance packages.

IV. CORPORATE MATTERS

We will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case by case basis, considering the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company's industry and performance in terms of shareholder returns.

        . We will vote for merger and acquisition proposals that the proxy committee and relevant portfolio managers believe, based on their review of the materials, will result in financial and operating benefits, have a fair offer price, have favorable prospects for the combined companies, and will not have a negative impact on corporate governance or shareholder rights.

        . We will vote against proposals to increase the number of authorized shares of any class of stock that has superior voting rights to another class of stock.

        . We will vote for proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company's industry and performance in terms of shareholder returns.

        . We will vote for proposals to institute open-market share repurchase plans in which all shareholders participate on an equal basis.

V. SHAREHOLDER PROPOSALS

Shareholder proposals can be extremely complex, and the impact on share value can rarely be anticipated with any high degree of confidence. The proxy committee reviews shareholder proposals on a case-by-case basis, giving careful consideration to such factors as: the proposal's impact on the company's short-term and long-term share value, its effect on the company's reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company's overall corporate governance provisions, and the reasonableness of the request.

        . We will generally abstain from shareholder social and environmental proposals.

        . We will generally support the board's discretion regarding shareholder proposals that involve ordinary business practices.

        . We will generally vote for shareholder proposals that are designed to protect shareholder rights if the company's corporate governance standards indicate that such additional protections are warranted.

        . We will generally vote for proposals to lower barriers to shareholder action.

        . We will generally vote for proposals to subject shareholder rights plans to a shareholder vote. In evaluating these plans, we give favorable consideration to the presence of "TIDE" provisions (short-term sunset provisions, qualified bid/permitted offer provisions, and/or mandatory review by a committee of independent directors at least every three years).

VI. OTHER

        . We will vote against any proposal where the proxy materials lack sufficient information upon which to base an informed decision.

        . We will vote against any proposals to authorize the proxy to conduct any other business that is not described in the proxy statement.

        . We will vote any matters not specifically covered by these proxy policies and procedures in the economic best interest of advisory clients. AIM's proxy policies, and the procedures noted below, may be amended from time to time.

[GRAPHIC APPEARS HERE]

PROXY COMMITTEE PROCEDURES:

The proxy committee currently consists of representatives from the Legal and Compliance Department, the Investments Department and the Finance Department.

The committee members review detailed reports analyzing the proxy issues and have access to proxy statements and annual reports. Committee members may also speak to management of a company regarding proxy issues and should share relevant considerations with the proxy committee. The committee then discusses the issues and determines the vote. The committee shall give appropriate and significant weight to portfolio managers' views regarding a proposal's impact on shareholders. A proxy committee meeting requires a quorum of three committee members, voting in person or by e-mail.

AIM's proxy committee shall consider its fiduciary responsibility to all clients when addressing proxy issues and vote accordingly. The proxy committee may enlist the services of reputable outside professionals and/or proxy evaluation services, such as Institutional Shareholder Services or any of its subsidiaries ("ISS"), to assist with the analysis of voting issues and/or to carry out the actual voting process. To the extent the services of ISS or another provider are used, the proxy committee shall periodically review the policies of that provider. The proxy committee shall prepare a report for the Funds' Board of Trustees on a periodic basis regarding issues where AIM's votes do not follow the recommendation of ISS or another provider because AIM's proxy policies differ from those of such provider.

In addition to the foregoing, the following shall be strictly adhered to unless contrary action receives the prior approval of the Funds' Board of Trustees:

     1. Other than by voting proxies and participating in Creditors' committees, AIM shall not engage in conduct that involves an attempt to change or influence the control of a company.

     2. AIM will not publicly announce its voting intentions and the reasons therefore.

     3. AIM shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.

     4. All communications regarding proxy issues between the proxy committee and companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing AIM's concerns for its advisory clients' interests and not for an attempt to influence or control management.

[GRAPHIC APPEARS HERE]

BUSINESS/DISASTER RECOVERY:

If the proxy committee is unable to meet due to a temporary business interruption, such as a power outage, a sub-committee of the proxy committee may vote proxies in accordance with the policies stated herein. If the sub-committee of the proxy committee is not able to vote proxies, the sub-committee shall authorize ISS to vote proxies by default in accordance with ISS' proxy policies and procedures, which may vary slightly from AIM's.

[GRAPHIC APPEARS HERE]

RESTRICTIONS AFFECTING VOTING:

If a country's laws allow a company in that country to block the sale of the company's shares by a shareholder in advance of a shareholder meeting, AIM will not vote in shareholder meetings held in that country, unless the company represents that it will not block the sale of its shares in connection with the meeting. Administrative or other procedures, such as securities lending, may also cause AIM to refrain from voting. Although AIM considers proxy voting to be an important shareholder right, the proxy committee will not impede a portfolio manager's ability to trade in a stock in order to vote at a shareholder meeting.

[GRAPHIC APPEARS HERE]

CONFLICT OF INTEREST:

The proxy committee reviews each proxy to assess the extent to which there may be a material conflict between AIM's interests and those of advisory clients. A potential conflict of interest situation may include where AIM or an affiliate manages assets for, administers an employee benefit plan for, provides other financial products or services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote proxies in favor of management of the company may harm AIM's relationship with the company. In order to avoid even the appearance of impropriety, the proxy committee will not take AIM's relationship with the company into account, and will vote the company's proxies in the best interest of the advisory clients, in accordance with these proxy policies and procedures. In the event that AIM's proxy policies and voting record do not guide the proxy committee's vote in a situation where a conflict of interest exists, the proxy committee will vote the proxy in the best interest of the advisory clients, and will provide information regarding the issue to the Funds' Board of Trustees in the next quarterly report.To the extent that a committee member has any conflict of interest with respect to a company or an issue presented, that committee member should inform the proxy committee of such conflict and abstain from voting on that company or issue.

[GRAPHIC APPEARS HERE]

FUND OF FUNDS:

When an AIM Fund that invests in another AIM Fund(s) has the right to vote on the proxy of the underlying AIM Fund, AIM will seek guidance from the Board of Trustees of the investing AIM Fund on how to vote such proxy.

                                  PROXY VOTING

        The Trust, on behalf of the Funds, has delegated the voting of portfolio securities to the Investment Adviser. The Investment Adviser has adopted policies and procedures (the "Policy") for the voting of proxies on behalf of client accounts for which the Investment Adviser has voting discretion, including the Funds. Under the Policy, the Investment Adviser's guiding principles in performing proxy voting are to make decisions that: (i) favor proposals that tend to maximize a company's shareholder value; and (ii) are not influenced by conflicts of interest. These principles reflect the Investment Adviser's belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

        The principles and positions reflected in the Policy are designed to guide the Investment Adviser in voting proxies, and not necessarily in making investment decisions. Senior management of the Investment Adviser will periodically review the Policy to ensure that it continues to be consistent with the Investment Adviser's guiding principles.

PUBLIC EQUITY INVESTMENTS. To implement these guiding principles for investments
_________________________
in publicly-traded equities, the Investment Adviser follows proxy voting guidelines (the "Guidelines") developed by Institutional Shareholder Services ("ISS"), except in certain circumstances, which are generally described below. The Guidelines embody the positions and factors the Investment Adviser generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among others, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. Attached as Appendix B is a summary of the Guidelines.

        ISS has been retained to review proxy proposals and make voting recommendations in accordance with the Guidelines. While it is the Investment Adviser's policy generally to follow the Guidelines and recommendations from ISS, the Investment Adviser's portfolio management teams ("Portfolio Management Teams") retain the authority on any particular proxy vote to vote differently from the Guidelines or a related ISS recommendation, in keeping with their different investment philosophies and processes. Such decisions, however, remain subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. In forming their views on particular matters, the Portfolio Management Teams are also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and recommendations from ISS.

        In addition to assisting the Investment Adviser in developing substantive proxy voting positions, ISS also updates and revises the Guidelines on a periodic basis, and the revisions are reviewed by the Investment Adviser to determine whether they are consistent with the Investment Adviser's guiding principles. ISS also assists the Investment Adviser in the proxy voting process by providing operational, recordkeeping and reporting services.

        The Investment Adviser is responsible for reviewing its relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS. The Investment Adviser may hire other service providers to replace or supplement ISS with respect to any of the services the Investment Adviser currently receives from ISS.

        The Investment Adviser has implemented procedures that are intended to prevent conflicts of interest from influencing proxy voting decisions. These procedures include the Investment Adviser's use of ISS as an independent third party, a review and approval process for individual decisions that do not follow ISS's recommendations, and the establishment of information barriers between the Investment Adviser and other businesses within The Goldman Sachs Group, Inc.

FIXED INCOME AND PRIVATE INVESTMENTS. Voting decisions with respect to fixed
____________________________________
income securities and the securities of privately held issuers generally will be made by a Fund's managers based on their assessment of the particular transactions or other matters at issue.

        Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on or through the Funds' website at http://www.gs.com/funds and on the SEC's
                                 _______________________
website at http://www.sec.gov.
           ___________________

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                                   APPENDIX B
                                   __________

                       ISS PROXY VOTING GUIDELINES SUMMARY

The following is a summary of certain of the ISS Proxy Voting Guidelines, which form the substantive basis of the Investment Adviser's Policy on Proxy Voting ("Policy") with respect to public equity investments. Unlike the abbreviated nature of this summary, the actual ISS Proxy Voting Guidelines address additional voting matters and provide more discussion regarding the factors that may determine ISS's position on a matter. The Investment Adviser may diverge from the ISS guidelines and a related ISS recommendation on any particular proxy vote or in connection with any individual investment decision.

1.      AUDITORS

Vote for proposals to ratify auditors, unless any of the following apply:

..    An auditor has a financial interest in or association with the company, and is therefore not independent,

..    Fees for non-audit services are excessive, or

..    There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2.      BOARD OF DIRECTORS

A.      VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining, among other factors, the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, and whether the chairman is also serving as a CEO.

B.      CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

C.      INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Generally vote FOR shareholder proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal.

D.      MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3.      SHAREHOLDER RIGHTS

A.      SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

B.      SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

C.      SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

D.      CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

E.      CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4.      PROXY CONTESTS

A.      VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include, among others, the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

B.      REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.

5.      POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill to shareholder vote or redeem it.

6.      MERGERS AND ACQUISITIONS

Vote CASE-BY-CASE on mergers and acquisitions based on such features, among others, as the fairness opinion, pricing, prospects of the combined company, and the negotiating process.

7.      REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.      CAPITAL STRUCTURE

A.      COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain.

B.      DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:

..    It is intended for financing purposes with minimal or no dilution to current shareholders

..    It is not designed to preserve the voting power of an insider or significant shareholder

9.      EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to equity based compensation plans should be determined on a CASE-BY-CASE basis. The ISS methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the Securities and Exchange Commission's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, ISS compares it to a company-specific dilution cap. Vote AGAINST equity plans that explicitly permit repricing of underwater stock options without shareholder approval.

A.      MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

..    Historic trading patterns

..    Rationale for the repricing

..    Value-for-value exchange

..    Option vesting

..    Term of the option

..    Exercise price

..    Participation

B.      EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

..    Purchase price is at least 85 percent of fair market value;

..    Offering period is 27 months or less; and

..    Potential voting power dilution is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

C.      SHAREHOLDER PROPOSALS ON COMPENSATION

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information and shareholder proposals to put option repricings to a shareholder vote. Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

10.     SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

Generally, ISS votes CASE-BY-CASE on such proposals. However, there are certain specific topics where ISS generally votes FOR the proposal (E.G., proposals seeking a report on a company's animal welfare standards) or AGAINST the proposal (E.G., reports on foreign military sales or offsets).

HARRIS ASSOCIATES L.P.

                              PROXY VOTING POLICIES

Harris Associates L.P. ("Harris") believes that proxy voting rights are valuable portfolio assets and an important part of our investment process, and we exercise our voting responsibilities as a fiduciary solely with the goal of serving the best interests of our clients in their capacity as shareholders of a company. As an investment manager, Harris is primarily concerned with maximizing the value of its clients' investment portfolios. Harris has long been active in voting proxies on behalf of shareholders in the belief that the proxy voting process is a significant means of addressing crucial corporate governance issues and encouraging corporate actions that are believed to enhance shareholder value. We have a Proxy Committee comprised of investment professionals that reviews and recommends policies and procedures regarding our proxy voting and ensures compliance with those policies.

The proxy voting guidelines below summarize Harris' position on various issues of concern to investors and give a general indication of how proxies on portfolio securities will be voted on proposals dealing with particular issues. We will generally vote proxies in accordance with these guidelines, except as otherwise determined by the Proxy Committee, unless the client has specifically instructed us to vote otherwise. These guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies vary, there may be instances when Harris may not vote in strict adherence to these guidelines. Our investment professionals, as part of their ongoing review and analysis of all portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Committee if they believe the economic interests of shareholders may warrant a vote contrary to these guidelines. In such cases, the Proxy Committee will determine how the proxies will be voted.

In determining the vote on any proposal, the Proxy Committee will consider the proposal's expected impact on shareholder value and will not consider any benefit to Harris, its employees, its affiliates or any other person, other than benefits to the owners of the securities to be voted, as shareholders.

Harris considers the reputation, experience and competence of a company's management when it evaluates the merits of investing in a particular company, and we invest in companies in which we believe management goals and shareholder goals are aligned. When this happens, by definition, voting with management is generally the same as voting to maximize the expected value of our investment. Accordingly, on most issues, our votes are cast in accordance with management's recommendations. This does not mean that we do not care about corporate governance. Rather, it is confirmation that our process of investing with shareholder aligned management is working. Proxy voting is not always black and white, however, and reasonable people can disagree over some matters of business judgment. When we believe management's position on a particular issue is not in the best interests of our clients, we will vote contrary to management's recommendation.

VOTING GUIDELINES

The following guidelines are grouped according to the types of proposals generally presented to shareholders.

Board of Directors Issues

Harris believes that boards should have a majority of independent directors and that audit, compensation and nominating committees should generally consist solely of independent directors.

     1. Harris will normally vote in favor of the slate of directors recommended by the issuer's board provided that a majority of the directors would be independent.

     2. Harris will normally vote in favor of proposals to require a majority of directors to be independent.

     3. Harris will normally vote in favor of proposals that audit, compensation and nominating committees consist solely of independent directors, and will vote against the election of non-independent directors who serve on those committees.

     4. Harris will normally vote in favor of proposals regarding director indemnification arrangements.

     5. Harris will normally vote against proposals advocating classified or staggered boards of directors.

     6.   Harris will normally vote in favor of cumulative voting for directors.

                Auditors

Harris believes that the relationship between an issuer and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities such as financial statement preparation and tax-related services that do not raise any appearance of impaired independence.

     1. Harris will normally vote in favor of ratification of auditors selected by the board or audit committee, subject to the above.

     2. Harris will normally vote against proposals to prohibit or limit fees paid to auditors for all non-audit services, subject to the above.
                               ___

     3. Harris will normally vote in favor of proposals to prohibit or limit fees paid to auditors for general management consulting services other than auditing, financial statement preparation and controls, and tax-related services.

                Equity Based Compensation Plans

Harris believes that appropriately designed equity-based compensation plans approved by shareholders can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. However, we are opposed to plans that substantially dilute our ownership interest in the company, provide participants with excessive awards or have inherently objectionable structural features.

     1. Harris will normally vote against such plans where total potential dilution (including all equity-based plans) exceeds 15% of shares outstanding.

     2. Harris will normally vote in favor of plans where total potential dilution (including all equity-based plans) does not exceed 15% of shares outstanding.

     3. Harris will normally vote in favor of proposals to require expensing of options.

     4. Harris will normally vote against proposals to permit repricing of underwater options.

     5. Harris will normally vote against proposals to require that all option plans have a performance-based strike price or performance-based vesting.

     6. Harris will normally vote against shareholder proposals that seek to limit directors' compensation to common stock.

     7. Harris will normally vote in favor of proposals for employee stock purchase plans, so long as shares purchased through such plans are sold at no less than 85% of current market value.

     Corporate Structure and Shareholder Rights

     Harris generally believes that all shareholders should have an equal voice and that barriers which limit the ability of shareholders to effect change and to realize full value are not desirable.

     1. Harris will normally vote in favor of proposals to increase authorized shares.

     2. Harris will normally vote in favor of proposals to authorize the repurchase of shares.

     3. Harris will normally vote against proposals creating or expanding supermajority voting rights.

     4. Harris will normally vote against the issuance of poison pill preferred shares.

     5. Harris will normally vote in favor of proposals for stock splits and reverse stock splits.

     6. Harris will normally vote against proposals to authorize different classes of stock with different voting rights.

     Routine Corporate Matters

     Harris will generally vote in favor of routine business matters such as approving a motion to adjourn the meeting, declaring final payment of dividends, approving a change in the annual meeting date and location, approving the minutes of a previously held meeting, receiving consolidated financial statements, change of corporate name and similar matters.

     SOCIAL RESPONSIBILITY ISSUES

Harris believes that matters related to a company's day-to-day business operations are primarily the responsibility of management and should be reviewed and supervised solely by the company's board of directors. Harris is focused on maximizing long-term shareholder value and will typically vote against shareholder proposals requesting that a company disclose or amend certain business practices unless we believe a proposal would have a substantial positive economic impact on the company.

VOTING SHARES OF FOREIGN ISSUERS

Because foreign issuers are incorporated under the laws of countries outside the United States, protection for shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing foreign issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for foreign issuers. Harris will generally vote proxies of foreign issuers in accordance with the foregoing guidelines where appropriate.

In some non-U.S. jurisdictions, sales of securities voted may be prohibited for some period of time, usually between the record and meeting dates ("share blocking"). Since these time periods are usually relatively short in light of our long-term investment strategy, in most cases, share blocking will not impact our voting decisions. However, there may be occasions where the loss of investment flexibility resulting from share blocking will outweigh the benefit to be gained by voting.

CONFLICTS OF INTEREST

The Proxy Committee, in consultation with the Legal and Compliance Departments, is responsible for monitoring and resolving possible material conflicts of interest with respect to proxy voting. A conflict of interest may exist, for example, when: (i) proxy votes regarding non-routine matters are solicited by an issuer who has an institutional separate account relationship with Harris or Harris is actively soliciting business from the issuer; (ii) when we are aware that a proponent of a proxy proposal has a business relationship with Harris or Harris is actively soliciting such business (e.g., an employee group for which
                                             _
Harris manages money); (iii) when we are aware that Harris has business relationships with participants in proxy contests, corporate directors or director candidates; or (iv) when we are aware that a Harris employee has a personal interest in the outcome of a particular matter before shareholders (e.g., a Harris executive has an immediate family member who serves as a
 _
director of a company). Any employee with knowledge of any conflict of interest relating to a particular proxy vote shall disclose that conflict to the Proxy Committee. In addition, if any member of the Proxy Committee has a conflict of interest, he will recuse himself from any consideration of the matter, and an alternate member of the committee will act in his place.

Harris is committed to resolving any such conflicts in its clients' collective best interest, and accordingly, we will vote pursuant to the Guidelines set forth in this Proxy Voting Policy when conflicts of interest arise. When there are proxy voting proposals that give rise to a conflict of interest and are not addressed by the Guidelines, Harris will vote in accordance with the guidance of Institutional Shareholder Services ("ISS"). If ISS has not provided guidance with respect to the proposal or if we believe the recommendation of ISS is not in the best interests of our clients, the Proxy Committee will refer the matter to (1) the Executive Committee of the Board of Trustees of Harris Associates Investment Trust for a determination of how shares held in The Oakmark Family of Funds will be voted, and (2) the Proxy Voting Conflicts Committee consisting of Harris' General Counsel, Director of Compliance and Chief Financial Officer for a determination of how shares held in all other client accounts will be voted. Each of those committees will keep a written record of the basis for its decision.

VOTING PROCEDURES

The following procedures have been established with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Harris, for which Harris has voting responsibility.

PROXY VOTING COMMITTEE. The Proxy Voting Committee (the "Committee") is responsible for recommending proxy voting guidelines, establishing and maintaining policies and procedures for proxy voting, and ensuring compliance with these policies and procedures. The Committee consists of three investment professionals including one domestic portfolio manager, one domestic research analyst, and one international research analyst. Committee members serve for three years with members replaced on a rotating basis. New Committee members are nominated by the Committee and confirmed by Harris' Chief Executive Officer. The Committee also has two alternate members (one domestic analyst and one international analyst) either of whom may serve in the absence of a regular member of the Committee.

PROXY ADMINISTRATOR. The Proxy Administrator is an employee of Harris reporting to the Director of Compliance and is responsible for ensuring that all votes are cast and that all necessary records are maintained reflecting such voting.

PROXY VOTING SERVICES. Harris has engaged two independent proxy voting services to assist in the voting of proxies. These proxy voting services provide the firm with information concerning shareholder meetings, electronic voting, recordkeeping and reporting services, research with respect to companies, and proxy voting guidance and recommendations.

VOTING DECISIONS. As described in the Proxy Voting Policy, the Firm has established proxy voting guidelines on various issues. We will generally vote proxies in accordance with these guidelines except as otherwise determined by the Proxy Committee. The Proxy Administrator is responsible for forwarding proxy proposals to the Firm's research analyst who follows the company. If the analyst believes the proxy should be voted in accordance with the guidelines, he initials the proposal and returns it to the Proxy Administrator. If the analyst believes the proxy should be voted contrary to the guidelines or if the guidelines do not address the issue presented, he submits the proposal and his recommended vote to the Proxy Committee which reviews the proposal and the analyst's recommendation and makes a voting decision by majority vote. That decision is reflected on a form initialed by the analyst and a majority of the Proxy Committee and returned to the Proxy Administrator.

In the case of securities that are not on the firm's Approved Lists of domestic, international or small cap securities approved for purchase in managed accounts, the Proxy Administrator will vote all shares in accordance with the firm's guidelines or, if the guidelines do not address the particular issue, in accordance with Institutional Shareholder Services' guidance.

In the case of a conflict of interest (as described in the Proxy Voting Policy), the Proxy Administrator will vote in accordance with the procedures set forth in the Conflict of Interest provisions described in the Policy.

VOTING BALLOTS. For shares held in The Oakmark Family of Funds, the Proxy Administrator sends a holdings file to the applicable proxy voting service reflecting the holdings in the Funds. The proxy voting service is responsible for reconciling this information with the information it receives from the Funds' custodian and bringing any discrepancies to the attention of the Proxy Administrator. The Proxy Administrator works with the proxy voting service and the Funds' custodian to resolve any discrepancies to ensure that all shares entitled to vote will be voted. For shares held in all other client accounts, the Proxy Administrator downloads electronic files from the applicable proxy voting service that contain information regarding company meetings and proxy proposals and the accounts and shares of record held by Harris clients. The Proxy Administrator reconciles this information with the firm's own records in order to ensure that all shares entitled to vote will be voted.

The Proxy Administrator casts votes electronically through the proxy voting services. Any votes that cannot be cast through either system are voted online by the Proxy Administrator using proxyvote.com and then input to the proxy voting service system for recordkeeping and reporting.

Recordkeeping and Reporting. Harris will maintain records of proxy voting proposals received, records of votes cast on behalf of clients, and any documentation material to a proxy voting decision as required by law. Upon request, or on an annual basis for ERISA accounts, Harris will provide clients with the proxy voting record for that client's account. Beginning in August 2004, on an annual basis, Harris will make available the voting record for The Oakmark Funds for the previous one-year period ended June 30th.

As of December 2004

                          JANUS CAPITAL MANAGEMENT LLC
                             PROXY VOTING GUIDELINES

The Janus Proxy Voting Guidelines (the "Guidelines") below summarize Janus Capital Management LLC's ("Janus") positions on various issues of concern to investors and give a general indication of how portfolio securities will be voted on proposals dealing with particular issues. The Guidelines, together with the Janus Proxy Voting Procedures (the "Procedures"), will be used for voting proxies on behalf of all Janus clients (including mutual funds) for which Janus has voting authority. Janus will only accept direction from a client to vote proxies for that client's account pursuant to: 1) the Guidelines; 2) the recommendations of Institutional Shareholder Services ("ISS"); or 3) the recommendations of ISS under their Proxy Voter Services program.

Janus has retained the services of ISS (the "Proxy Voting Service"), an industry expert in proxy issues and corporate governance matters. The Proxy Voting Service provides Janus with in-depth analysis and recommendations on complex proxy issues. While Janus attempts to apply the following Guidelines to proxy proposals, Janus reserves the right to use the Proxy Voting Service's expertise and recommendations on more complex issues, including: executive compensation, foreign issuer proxies, and proposals that may not otherwise be addressed by the Guidelines. The Proxy Voting Service is instructed to vote all proxies relating to portfolio securities in accordance with these Guidelines, except as otherwise instructed by Janus.

The Guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Janus may not vote in strict adherence to the Guidelines. In addition, Janus portfolio managers and assistant portfolio managers are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders and notifying the Proxy Administrator in the Investment Accounting Group of circumstances where the interests of Janus' clients may warrant a vote contrary to the Guidelines. In such instances, the portfolio manager or assistant portfolio manager will submit a written rationale to the Proxy Voting Committee. The Proxy Voting Committee reviews the rationale to determine: i) whether the rationale appears reasonable; and ii) whether any business relationship with the issuer of the proxy could have created a conflict of interest influencing the vote (see Procedures for additional Conflicts of Interest details).

In many foreign markets, shareholders who vote proxies for shares of a foreign issuer are not able to trade in that company's stock within a given period of time on or around the shareholder meeting date. This practice is known as "share blocking." In countries where share blocking is practiced, Janus will only vote proxies if the portfolio manager or assistant portfolio manager determines that the shareholder benefit of voting the proxies outweighs the risk of not being able to sell the securities. In addition, international issuers may be subject to corporate governance standards and a proxy solicitation process that substantially differs from domestic standards and practices. Janus will generally vote international issuer proxies using the Guidelines unless; the application of the Guidelines is inconsistent with corporate governance standards and practices in the foreign market.

The Janus funds participate in a securities lending program under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities stay on loan during the proxy solicitation, the fund lending the security cannot vote that proxy. In this situation, the fund will attempt to call back the loan and vote the proxy if time permits.

In circumstances where the Janus funds held a security as of record date, but Janus sells its holdings prior to the shareholder meeting, Janus will abstain from voting that proxy.

The following guidelines are grouped according to the types of proposals generally presented to shareholders.

Board of Directors Issues
_________________________

The quality of management is a key consideration in the decision to invest in a company. Because management is in the best possible position to evaluate the qualifications and needs of a particular board, Janus considers the recommendation of management to be an important factor in making these decisions.

     1. For domestic market and applicable foreign market issuers, Janus will generally vote in favor of slates of director candidates that have a majority independent directors and oppose slates of director candidates that do not have a majority independent director.

     2. After taking into consideration country-specific practices, Janus will generally vote in favor of uncontested director candidates, unless they:
               a. attend less than 75% of the board and committee meetings without a valid excuse;
               b. ignore shareholder proposals that are approved by a majority of the shares outstanding;
               c. are non-independent directors and sit on the audit, compensation or nominating committees;
               d. are non-independent directors and the board does not have an audit, compensation, or nominating committees; or
               e. are audit committee members and the non-audit fees paid to the auditor are `excessive' (as determined by the Proxy Voting Service).

     3. Janus will evaluate proposals relating to contested director candidates and/or contested slates of directors on case-by-case basis.*

     4. Janus will generally vote in favor of proposals to increase the minimum number of independent directors.

     5. Janus believes that attracting qualified director candidates is important to overall company success and effective corporate governance. As such, Janus will generally vote in favor of proposals regarding director indemnification arrangements.

     6. Janus will generally vote in favor of proposals to increase the size of a board of directors so long as the board has a majority independent directors.

     7. If the purpose of the proposal is to promote anti-takeover measures, Janus will generally vote against proposals relating to decreasing the size of a board of directors.

     8. Janus will generally vote against proposals advocating classified or staggered boards of directors.

     9. Janus will generally vote with management regarding proposals to declassify a board.

     10. Janus will generally vote in favor of proposals to separate the role of the Chairman from the role of the CEO.

     Auditors
     ________

     11. Janus will vote in favor of proposals asking for approval of auditors, unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive (more than 50% of total fees); or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position.

     12. Janus will evaluate proposals relating to contested auditors on a case-by-case basis.*

     13. Janus will generally vote in favor of proposals to appoint internal statutory auditors.

     Equity Based Compensation Plans
     _______________________________

     Equity based compensation plans are important tools in attracting and retaining desirable employees. Janus believes these plans should be carefully applied with the intention of maximizing shareholder value. With this in mind, Janus will evaluate proposals relating to executive and director compensation plans on a case-by-case basis.

     Janus will assess the potential cost of an equity based compensation plan using the research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan, both in terms of voting dilution cost and transfer of shareholder value. Janus will evaluate whether the estimated cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groups. If the proposed cost is above the allowable cap, Janus will vote against the plan. For foreign issuers, Janus will oppose plans where dilution: i) is in excess of 5 percent for mature companies; and ii) in excess of 10% for growth companies (as determined by research received from the Proxy Voting Service).

     In addition, Janus will generally oppose plans that:
               a.   provide for repricing of underwater options;
               b. provide for automatic replenishment ("evergreen") or reload options; and/or
               c. create an inconsistent relationship between long term share performance and compensation increases.

     Other Compensation Related Proposals
     ____________________________________

     14. Janus will generally vote in favor of proposals relating to ESPPs - so long as shares purchased through plans are priced no less than 15% below market value.

     15. Janus will generally vote in favor of proposals requiring the expensing of options.

     16. Janus will generally oppose proposals requesting approval to make material amendments to equity based compensation plans without shareholder approval.

     17. Janus will generally oppose proposals regarding the repricing of underwater options.

     18. Janus will generally oppose proposals requesting approval of loans to officers, executives and board members of an issuer.

     19. Janus will generally oppose proposals requesting approval of automatic share replenishment ("evergreen") features of equity based compensation plans.

     20. Janus will generally oppose the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period).

     21. Janus will vote in favor of proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval PRIOR to entering into employment contracts.

     22. Janus will vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:
               a. The parachute should be less attractive than an ongoing employment opportunity with the firm;
               b. The triggering mechanism should be beyond the control of management; and
               c. The amount should not exceed three times base salary plus guaranteed benefits.

     23. Janus will generally vote in favor of proposals intended to increase long-term stock ownership by executives, officers and directors. These may include:

               a. requiring executive officers and directors to hold a minimum amount of stock in the company;
               b. requiring stock acquired through exercised options to be held for a certain period of time; and
               c.   using restricted stock grants instead of options.

     Other Corporate Matters
     _______________________

     24. Janus will generally vote in favor of proposals relating to the issuance of dividends and stock splits.

     25. Janus will generally vote against proposals regarding supermajority voting rights (for example to approve acquisitions or mergers).

     26. Janus will generally oppose proposals for different classes of stock with different voting rights.

     27. Janus will evaluate proposals relating to issuances with and without preemptive rights on a case-by-case basis. For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service.*

     28. Janus will generally vote against proposals seeking to implement measures designed to prevent or obstruct corporate takeovers (includes "poison pills").

     29. Janus will evaluate proposals seeking to increase the number of shares of common stock authorized for issue on a case-by-case basis. For domestic issuers, Janus will use quantitative criteria provided by the Proxy Voting Service to measure the reasonableness of the proposed share increase as compared against a measure of industry peers. For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service.

     30. Janus will evaluate proposals regarding the issuance of debt, including convertible debt, on a case-by-case basis.*

     31. Janus will generally vote in favor of proposals regarding the authorization of the issuer's Board of Directors to repurchase shares.

     32.  Janus will evaluate plans of reorganization on a case-by-case basis.*

     33. Janus will generally vote in favor of proposals regarding changes in the state of incorporation of an issuer.

     34. Janus will generally vote in favor of proposals regarding changes in company name.

     35. Janus will evaluate proposals relating to the continuance of a company on a case-by-case basis.*

     36. Janus will evaluate proposals regarding acquisitions, mergers, tender offers or changes in control on a case-by-case basis.*

     37. Janus will generally oppose proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the Board of Directors when the stock is issued ("blank check stock").

     38. Janus will generally vote in favor of proposals to lower the barriers to shareholder action (i.e., limited rights to call special meetings, limited rights to act by written consents).

     39. Janus will generally vote in favor of proposals to adopt cumulative voting.

     40. Janus will generally vote in favor of proposals to require that voting be confidential.

     41. Janus will generally oppose proposals requesting authorization of political contributions (mainly foreign).

     42. Janus will generally vote in favor of proposals relating to the administration of an annual shareholder meeting.

     43. Janus will vote against proposals to approve "other business" when it appears as voting item.

     Shareholder Proposals
     _____________________

     Janus Capital is primarily concerned with the economic impact of shareholder proposals on a company's short and long-term share value. Janus will generally apply the Guidelines to shareholder proposals while weighing the following considerations:

     44. Janus will generally abstain from voting on shareholder proposals that relate to social, moral or ethical issues, or issues that place arbitrary constraints on the board or management of a company.

     45. For shareholder proposals outside the scope of the Guidelines, Janus will solicit additional research and a recommendation from the Proxy Voting Service. Janus will always reserve the right to over-ride a recommendation provided by the Proxy Voting Service.*

     ----------
     * All discretionary votes of this nature are cast solely in the interests of shareholders and without regard to any other Janus relationship, business or otherwise.

                          JANUS CAPITAL MANAGEMENT LLC

                             Proxy Voting Procedures
                                  December 2004

The following represents the procedures for Janus Capital Management LLC ("Janus") with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Janus, for which Janus has voting responsibility and the keeping of records relating to proxy voting.

GENERAL POLICY. Janus votes proxies in the best interest of if its clients. Janus will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service). Janus will only accept direction from a client to vote proxies for that client's account pursuant to 1) Janus' Proxy Voting Guidelines 2) the recommendations of Institutional Shareholder Services or 3) the recommendations of Institutional Shareholder Services under their Proxy Voter Services program.

ERISA PLAN POLICY. On behalf of client accounts subject to ERISA, Janus seeks to discharge its fiduciary duty by voting proxies solely in the best interest of the participants and beneficiaries of such plans. Janus recognizes that the exercise of voting rights on securities held by ERISA plans for which Janus has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. In voting proxies for ERISA accounts, Janus will exercise its fiduciary responsibility to vote all proxies for shares for which it has investment discretion as investment manager unless the power to vote such shares has been retained by the appointing fiduciary as set forth in the documents in which the named fiduciary has appointed Janus as investment manager.

PROXY VOTING COMMITTEE. The Janus Proxy Voting Committee (the "Committee") develops Janus' positions on all major corporate issues, creates guidelines and oversees the voting process. The Committee is comprised of the Director of Research, the Vice President of Investment Operations, the Vice President of Investment Accounting and the Chief Compliance Officer. Internal legal counsel serves as a consultant to the Committee and is a non-voting member. A quorum is required for all Committee meetings. In creating proxy voting recommendations, the Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders' interests. Once the Committee establishes its recommendations, they are distributed to Janus' portfolio managers/1/ for review and comment. Following portfolio manager input on the recommendations, they are implemented as the Janus Proxy Voting Guidelines (the "Guidelines"). While the Committee sets the Guidelines and serves as a resource for Janus portfolio management, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund or any investment advisory client. The portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Guidelines. However, a portfolio manager may choose to vote contrary to the Guidelines. When portfolio managers cast votes which are

----------
     /1/ All references to portfolio managers include assistant portfolio managers.

contrary to the Guidelines, they are required to document their reasons in writing for the Committee. In many cases, a security may be held by multiple portfolio managers. Portfolio managers are not required to cast consistent votes. Annually the Janus Funds Board of Trustees, or a committee thereof, will review Janus' proxy voting process, policies and voting records.

INVESTMENT ACCOUNTING OPERATIONS GROUP. The Investment Accounting Operations Group is responsible for administering the proxy voting process as set forth in these procedures. The Proxy Administrator in the Investment Accounting Operations Group works with the proxy voting service and is responsible for ensuring that all meeting notices are reviewed against the Guidelines and proxy matters are communicated to the portfolio managers and analysts for consideration pursuant to the Guidelines.

VOTING AND USE OF PROXY VOTING SERVICE. Janus has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service is responsible for coordinating with the clients' custodians to ensure that all proxy materials received by the custodians relating to the clients' portfolio securities are processed in a timely fashion. In addition, the Proxy Voting Service is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to Janus upon request.

To the extent applicable, the Proxy Voting Service will process all proxy votes in accordance with the Guidelines. Portfolio managers may decide to vote their proxies consistent with the Guidelines and instruct the Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose to only sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the Guidelines. In all cases, the portfolio mangers may elect to receive a weekly report summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with the Guidelines are required to document the rationale for their vote. The Proxy Administrator is responsible for maintaining this documentation. If the Proxy Administrator does not receive a voting instruction from a Portfolio Manager, and the Guidelines require Portfolio Manager input on the issue, the vote will be cast by the Chief Investment Officer or the Director of Research.

The Proxy Voting Service will refer proxy questions to the Proxy Administrator for instructions under circumstances where: (1) the application of the Guidelines is unclear; (2) a particular proxy question is not covered by the Guidelines; or (3) the Guidelines call for Janus portfolio manager input. The Proxy Administrator solicits feedback from the Portfolio Manager or the Committee as required. Janus also utilizes research services relating to proxy questions provided by the Proxy Voting Service.

PROCEDURES FOR PROXY ISSUES OUTSIDE THE GUIDELINES. In situations where the Proxy Voting Service refers a proxy question to the Proxy Administrator, the Proxy Administrator will consult with the portfolio manager regarding how the shares will be voted. The Proxy Administrator will refer such questions, through a written request, to the portfolio manager(s) who holds the security for a voting recommendation. The Proxy Administrator may also refer such questions, through a written request to any member of the Committee, but the Committee cannot direct the Proxy Administrator how to vote. If the proxy issue raises a conflict of interest (see Conflict of Interest discussion below), the portfolio manager will document how the proxy should be voted and the rationale for such recommendation. If the portfolio manager has had any contact with persons outside of Janus (excluding routine communications with proxy solicitors) regarding the proxy issue, the portfolio manager will disclose that contact to the Committee. The Committee will review the portfolio manager's voting recommendation. If the Committee believes a conflict exists and that the portfolio manager's voting recommendation is not in the best interests of the shareholders, the Committee will refer the issue to the Janus Chief Investment Officer (or the Director of Research in his/her absence) to determine how to vote.

CONFLICTS OF INTEREST. The Committee is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Because the Guidelines are pre-determined and designed to be in the best interests of shareholders, application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest. In instances where a portfolio manager proposes to vote a proxy inconsistent with the Guidelines, the Committee will review the proxy votes to determine whether the portfolio manager's voting rationale appears reasonable and no material conflict exists.

A conflict of interest may exist, for example, if Janus has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. In addition, any portfolio manager with knowledge of a personal conflict of interest (i.e., a family member in a company's management) relating to a particular referral item shall disclose that conflict to the Committee and may be required to recuse himself or herself from the proxy voting process. Issues raising possible conflicts of interest are referred by the Proxy Administrator to the Committee for resolution. If the Committee does not agree that the portfolio manager's rationale is reasonable, the Committee will refer the matter to the Chief Investment Officer (or the Director of Research) to vote the proxy.

REPORTING AND RECORD RETENTION. Upon request, on an annual basis, Janus will provide its non-mutual fund clients with the proxy voting record for that client's account. Starting in August 2004, on an annual basis, Janus will provide its proxy voting record for each proprietary mutual fund for the one-year period ending on June 30th on Janus' website.

Janus retains proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by Janus regarding votes cast in contradiction to the Janus guidelines. In addition, any document prepared by Janus that is material to a proxy voting decision such as the Janus Proxy Voting Guidelines, Proxy Voting Committee materials and other internal research relating to voting decisions will be kept. Proxy statements received from issuers are either available on the SEC's EDGAR database or are kept by a third party voting service and are available on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.

                          JANUS CAPITAL MANAGEMENT LLC
                                  PROXY VOTING
                                  DECEMBER 2004

Janus seeks to vote proxies in the best interests of if its clients. For any mutual fund advised or subadvised by Janus and for which Janus has proxy voting authority, Janus will vote all proxies pursuant to the Janus Proxy Voting Guidelines (the "Janus Guidelines"). With respect to Janus' non-mutual fund clients, Janus will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service). Janus will only accept direction from its non-mutual fund clients to vote proxies for a client's account pursuant to 1) Janus' Proxy Voting Guidelines (the "Janus Guidelines") 2) the recommendations of Institutional Shareholder Services or 3) the recommendations of Institutional Shareholder Services under their Proxy Voter Services program.

PROXY VOTING PROCEDURES
_______________________

Janus developed the Janus Guidelines to influence how Janus portfolio managers vote proxies on securities held by the portfolios Janus manages. The Janus Guidelines, which include recommendations on most major corporate issues, have been developed by the Janus Proxy Voting Committee (the "Proxy Voting Committee") in consultation with Janus portfolio managers and Janus Capital's Office of the Chief Investment Officer. In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders' interests. Once the Proxy Voting Committee establishes its recommendations, they are distributed to Janus' portfolio managers and Janus Capital's Chief Investment Officer for input. Once agreed upon, the recommendations are implemented as the Janus Guidelines. Janus portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Janus Guidelines, however, a portfolio manager may choose to vote differently than the Janus Guidelines.

The role of the Proxy Voting Committee is to work with Janus portfolio management and Janus Capital's Chief Investment Officer to develop the Janus Guidelines. The Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Proxy Voting Committee's oversight responsibilities include monitoring for and resolving material conflicts of interest with respect to proxy voting. Janus believes that application of the Janus Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are pre-determined. However, for proxy votes that are inconsistent with the Janus Guidelines, the Proxy Voting Committee will review the proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable and no material conflicts exist. If the Proxy Voting Committee does not agree that the portfolio manager's rationale is reasonable, the Proxy Voting Committee will refer the matter to the Chief Investment Officer (or the Director of Research) to vote the proxy.

Janus has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues. Currently, the Proxy Voting Service is Institutional Shareholder Services (ISS), an industry expert in proxy voting issues and corporate governance matters. While Janus attempts to apply the Janus Guidelines to proxy proposals, Janus reserves the right to use ISS' in-depth analysis on more complex issues, including: executive compensation, foreign issuer proxies, and proposals that may not otherwise be addressed by the Guidelines. ISS is instructed to vote all proxies relating to portfolio securities in accordance with the Janus Guidelines, except as otherwise instructed by Janus.

Each Janus fund's proxy voting record for the one-year period ending each June 30th is provided through Janus Capital's website. The proxy voting record for any mutual funds which are subadvised by Janus may be obtained from that fund's adviser. The proxy voting record for non-mutual fund clients is available on an annual basis and only upon request from a client's account representative. Copies of the complete Janus Guidelines and Procedures are also available upon request from a client's account representative and as otherwise displayed on Janus Capital's website (Janus.com).

PROXY VOTING POLICY SUMMARY
___________________________

As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the more significant Janus Guidelines.

Board of Directors Issues
_________________________

Janus will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Janus will generally vote in favor of proposals to increase the minimum number of independent directors. Janus will generally oppose non-independent directors who serve on the audit, compensation and/or nominating committees of the board.

Auditor Issues
______________

Janus will generally oppose proposals asking for approval of auditors which have a substantial non-audit relationship with a company.

Executive Compensation Issues
_____________________________

Janus reviews executive compensation plans on a case by case basis using research provided by the Proxy Voting Service Provider. Janus will generally oppose proposed equity-based compensation plans which contain stock option plans that are excessively dilutive. In addition, Janus will generally oppose proposals regarding the issuance of options with an exercise price below market price and the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period). Janus will also generally oppose proposals regarding the repricing of underwater options.

General Corporate Issues
________________________

Janus will generally oppose proposals regarding supermajority voting rights. Janus will generally oppose proposals for different classes of stock with different voting rights. Janus will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. Janus will also review proposals relating to mergers, acquisitions, tender offers and other similar actions on a case by case basis.

Shareholder Proposals
_____________________

If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus will generally vote pursuant to that Janus Guideline. Janus will generally abstain from voting on shareholder proposals that are moral or ethical in nature or place arbitrary constraints on the board or management of a company. Janus will solicit additional research from its proxy voting service provider for proposals outside the scope of the Janus Guidelines.

(Revised December 2004)

                       LEGG MASON CAPITAL MANAGEMENT, INC.
                   LEGG MASON FUNDS MANAGEMENT, INC. & LMM LLC
                         PROXY PRINCIPLES AND PROCEDURES

                                OVERVIEW

Legg Mason Capital Management, Inc., Legg Mason Funds Management, Inc. and LMM, LLC (LMCM) have implemented the following principles and procedures for voting proxies on behalf of advisory clients. These principles and procedures are reasonably designed to ensure LMCM exercises its voting responsibilities to serve the best interests of its clients and in compliance with applicable laws and regulations. LMCM assumes responsibility and authority for voting proxies for all clients, unless such responsibility and authority has been expressly retained by the client or delegated by the client to others. For each proxy vote LMCM takes into consideration its duty to its clients and all other relevant facts available to LMCM at the time of the vote. Therefore, while these guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis. LMCM employs the same proxy principles and procedures for all funds for which it has voting responsibility.

                                PRINCIPLES

Proxy voting is a valuable right of company shareholders. Through the voting mechanism, shareholders are able to protect and promote their interests by communicating views directly to the company's Board of Directors (Board), as well as exercising their right to grant or withhold approval for actions proposed by the Board or company management. LMCM believes the interests of shareholders are best served by the following principles when considering proxy proposals:

PRESERVE AND EXPAND THE POWER OF SHAREHOLDERS IN AREAS OF CORPORATE GOVERNANCE - Equity shareholders are owners of the business - company boards and management teams are ultimately accountable to them. LMCM supports policies, plans and structures that promote accountability of the Board and management to owners, and align the interests of the Board and management with owners. Examples include: annual election of all Board members, cumulative voting, and incentive plans that are contingent on delivering value to shareholders. LMCM opposes proposals that reduce accountability or misalign interests, including but not limited to classified boards, poison pills, and incentives that are not linked to owner returns.

ALLOW RESPONSIBLE MANAGEMENT TEAMS TO RUN THE BUSINESS - LMCM supports policies, plans and structures that give management teams appropriate latitude to run the business in the way that is most likely to maximize value for owners. Conversely, LMCM opposes proposals that limit management's ability to do this. LMCM generally opposes proposals that seek to place restrictions on management in order to promote political, religious or social agendas.

Please see LMCM's proxy voting guidelines, which are attached as Schedule A, for more details.

PROCEDURES
__________

Oversight

LMCM's Chief Investment Officer (CIO) has full authority to determine LMCM's proxy voting principles and vote proxies on behalf of LMCM's clients. The Chief Investment Officer has delegated oversight and implementation of the proxy voting process, including the principles and procedures that govern it, to one or more Proxy Officers and Compliance Officers. No less than annually, LMCM will review existing principles and procedures in light of LMCM's duties as well as applicable laws and regulations to determine if any changes are necessary.

Limitations

LMCM recognizes proxy voting as a valuable right of company shareholders. Generally speaking, LMCM will vote all proxies it receives. However, LMCM may refrain from voting in certain circumstances. For instance, LMCM generally intends to refrain from voting a proxy if the company's shares are no longer held by LMCM's clients at the time of the meeting. Additionally, LMCM may refrain from voting a proxy if LMCM concludes the potential impact on shareholders' interests is insignificant while the cost associated with analyzing and voting the proxy may be significant.

Proxy Administration

LMCM instructs each client custodian to forward proxy materials to LMCM's Proxy Administrator. New client custodians are notified at account inception of their responsibility to deliver proxy materials to LMCM. LMCM uses Institutional Shareholder Services (ISS) to electronically receive and vote proxies, as well as to maintain proxy voting receipts and records.

Upon receipt of proxy materials:

        Compliance Review
        _________________

        A Compliance Officer reviews the proxy issues and identifies any potential conflicts of interests between LMCM, or its employees, and LMCM's clients. LMCM recognizes that it has a duty to vote proxies in the best interests of its clients, even if such votes may result in a loss of business or economic benefit to LMCM or its affiliates.

                                1. Identifying Potential Conflicts. IN
                                IDENTIFYING POTENTIAL CONFLICTS OF INTEREST THE COMPLIANCE OFFICER WILL REVIEW THE FOLLOWING
                                ISSUES:

                (a) Whether there are any business or personal relationships between LMCM, or an employee of LMCM, and the officers, directors or shareholder proposal proponents of a company whose securities are held in client accounts that may create an incentive for LMCM to vote in a manner that is not consistent with the best interests of its clients;

                (b) Whether LMCM has any other economic incentive to vote in a manner that is not consistent with the best interests of its clients; and

                (c) Whether the Proxy Officer voting the shares is aware of any business or personal relationship, or other economic incentive, that has the potential to influence the manner in which the Proxy Officer votes the shares.

                                2. Assessing Materiality. A POTENTIAL CONFLICT WILL BE DEEMED TO BE MATERIAL IF THE COMPLIANCE OFFICER DETERMINES IN THE EXERCISE OF REASONABLE JUDGMENT THAT THE CONFLICT IS LIKELY TO HAVE AN IMPACT ON THE MANNER IN WHICH THE SUBJECT SHARES ARE VOTED.

                                IF THE COMPLIANCE OFFICER DETERMINES THAT THE POTENTIAL CONFLICT IS NOT MATERIAL, THE PROXY ISSUE WILL BE FORWARDED TO THE PROXY OFFICER FOR VOTING.

                                IF THE COMPLIANCE OFFICER DETERMINES THAT THE POTENTIAL CONFLICT MAY BE MATERIAL, THE FOLLOWING STEPS WILL BE TAKEN:

                (a) The Compliance Officer will consult with representatives of LMCM's senior management to make a final determination of materiality. The Compliance Officer will maintain a record of this determination.

                (b) After the determination is made, the following procedures will apply:

                        (I) IF THE FINAL DETERMINATION IS THAT THE POTENTIAL CONFLICT is not material, THE PROXY ISSUE WILL BE FORWARDED TO THE PROXY OFFICER FOR VOTING.

                        (II) IF THE FINAL DETERMINATION IS THAT THE POTENTIAL CONFLICT is material, LMCM WILL ADHERE TO THE FOLLOWING
                        PROCEDURES:

        A. If LMCM's Proxy Voting Guidelines (Guidelines), a copy of which is included as Schedule A, definitively address the issues presented for vote, LMCM will vote according to the Guidelines.

        B. If the issues presented for vote are not definitively addressed in the Guidelines, LMCM will either (x) follow the vote recommendation of an independent voting delegate, or (y) disclose the conflict to clients and obtain their consent to vote.

                              Proxy Officer Duties

The Proxy Officer reviews proxies and evaluates matters for vote in light of LMCM's principles and procedures and the Guidelines. The Proxy Officer may seek additional information from LMCM's investment personnel, company management, independent research services, or other sources to determine the best interests of shareholders. Additionally, the Proxy Officer may consult with LMCM's Chief Investment Officer for guidance on proxy issues. LMCM will maintain all documents that have a material impact on the basis for the vote. The Proxy Officer will return all signed, voted forms to the Proxy Administrator.

                           Proxy Administrator Duties

The Proxy Administrator:

        1. Provides custodians with instructions to forward proxies to LMCM for all clients for whom LMCM is responsible for voting proxies;

        2. Reconciles the number of shares indicated on the proxy ballot with LMCM's internal data on shares held as of the record date and notifies the custodian of any discrepancies or missed proxies;

        3. Will use best efforts to obtain missing proxies from custodians;

        4. Informs the Compliance Officer and Proxy Officer if the company's shares are no longer held by Firm clients as of the meeting date;

        5. Ensures that the Compliance Officer and Proxy Officer are aware of the timeline to vote a proxy and uses best efforts to ensure that votes are cast in a timely manner;

        6. Follows instructions from the Proxy Officer or Compliance Officer as to how to vote proxy issues, and casts such votes via ISS software, online or via facsimile; and

        7. Obtains evidence of receipt and maintains records of all proxies voted.

RECORD KEEPING

The following documents are maintained onsite for two years and in an easily accessible place for another three years:

        1. A copy of all policies and procedures maintained by LMCM during the applicable period relating to proxy voting;

        2. A copy of each proxy statement received regarding client securities (LMCM intends to rely on the availability of such documents through the Securities and Exchange Commission's EDGAR database);

        3. A record of each vote cast by LMCM on behalf of a client (LMCM has an agreement with ISS whereby ISS has agreed to maintain these records and make them available to LMCM promptly upon request);

        4. A copy of each document created by LMCM that was material to making a decision how to vote proxies or that memorializes the basis for such decision.

        5. A copy of each written client request for information on how LMCM voted proxies on behalf of such client, and a copy of any written response provided by LMCM to any (written or oral) request for information on how LMCM voted proxies on behalf of such client.

Schedule A

Proxy Voting Guidelines

        LMCM maintains these proxy-voting guidelines, which set forth the manner in which LMCM generally votes on issues that are routinely presented. Please note that for each proxy vote LMCM takes into consideration its duty to its clients, the specific circumstances of the vote and all other relevant facts available at the time of the vote. While these guidelines provide the framework for voting proxies, ultimately proxy votes are cast on a case-by-case basis. Therefore actual votes for any particular proxy issue may differ from the guidelines shown below.

        ------------------------------------------------------------------------
        FOUR PRINCIPAL AREAS OF INTEREST TO SHAREHOLDERS:

        1) Obligations of the Board of Directors

        2) Compensation of management and the Board of Directors

        3) Take-over protections

        4) Shareholders' rights

        ------------------------------------------------------------------------
        PROXY ISSUE                                        LMCM GUIDELINE
        ------------------------------------------------------------------------
        BOARD OF DIRECTORS
        ------------------------------------------------------------------------
        INDEPENDENCE OF BOARDS OF DIRECTORS: majority of   For
        unrelated directors, independent of management
        ------------------------------------------------------------------------
        NOMINATING PROCESS: independent nominating         For
        committee seeking qualified candidates,
        continually assessing directors and proposing new
        nominees
        ------------------------------------------------------------------------
        SIZE AND EFFECTIVENESS OF BOARDS OF DIRECTORS:     For
        Boards must be no larger than 15 members
        ------------------------------------------------------------------------
        CUMULATIVE VOTING FOR DIRECTORS                    For
        ------------------------------------------------------------------------
        STAGGERED BOARDS                                   Against
        ------------------------------------------------------------------------
        SEPARATION OF BOARD AND MANAGEMENT ROLES           Case-by-Case
        (CEO/CHAIRMAN)
        ------------------------------------------------------------------------
        COMPENSATION REVIEW PROCESS: compensation          For
        committee comprised of outside, unrelated
        directors to ensure shareholder value while
        rewarding good performance
        ------------------------------------------------------------------------
        DIRECTOR LIABILITY & INDEMNIFICATION: support      For
        limitation of liability and provide
        indemnification
        ------------------------------------------------------------------------
        AUDIT PROCESS                                      For
        ------------------------------------------------------------------------
        BOARD COMMITTEE STRUCTURE: audit, compensation,    For
        and nominating and/or governance committee
        consisting entirely of independent directors
        ------------------------------------------------------------------------
        MONETARY ARRANGEMENTS FOR DIRECTORS: outside of    For
        normal board activities amts should be approved
        by a board of independent directors and reported
        in proxy
        ------------------------------------------------------------------------
        FIXED RETIREMENT POLICY FOR DIRECTORS              Case-by-Case
        ------------------------------------------------------------------------
        OWNERSHIP REQUIREMENT: all Directors have direct   For
        and material cash investment in common shares of
        Company
        ------------------------------------------------------------------------
        PROPOSALS ON BOARD STRUCTURE: (lead director,      For
        shareholder advisory committees, requirement that
        candidates be nominated by shareholders,
        attendance at meetings)
        ------------------------------------------------------------------------
        ANNUAL REVIEW OF BOARD/CEO BY BOARD                For
        ------------------------------------------------------------------------
        PERIODIC EXECUTIVE SESSIONS WITHOUT MGMT           For
        (INCLUDING CEO)
        ------------------------------------------------------------------------
        VOTES FOR SPECIFIC DIRECTORS                       Case-by-Case
        ------------------------------------------------------------------------

        - CONTINUED -

        ------------------------------------------------------------------------
        PROXY ISSUE                                        LMCM GUIDELINE
        ------------------------------------------------------------------------
        MANAGEMENT AND DIRECTOR COMPENSATION
        ------------------------------------------------------------------------
        STOCK OPTION AND INCENTIVE COMPENSATION PLANS:     Case-by-Case
        ------------------------------------------------------------------------
        FORM OF VEHICLE: grants of stock options, stock    Case-by-Case
        appreciation rights, phantom shares and
        restricted stock
        ------------------------------------------------------------------------
        PRICE                                              Against plans whose
                                                           underlying securities
                                                           are to be issued at
                                                           less than 100% of the
                                                           current market value
        ------------------------------------------------------------------------
        RE-PRICING: plans that allow the Board of          Against
        Directors to lower the exercise price of options
        already granted if the stock price falls or
        under-performs the market
        ------------------------------------------------------------------------
        EXPIRY: plan whose options have a life of more     Case-by-Case
        than ten years
        ------------------------------------------------------------------------
        EXPIRY: "evergreen" stock option plans             Against
        ------------------------------------------------------------------------
        DILUTION:                                          Case-by-Case - taking
                                                           into account value
                                                           creation, commitment
                                                           to
                                                           shareholder-friendly
                                                           policies, etc.
        ------------------------------------------------------------------------
        VESTING: stock option plans that are 100% vested   Against
        when granted
        ------------------------------------------------------------------------
        PERFORMANCE VESTING: link granting of options, or  For
        vesting of options previously granted, to
        specific performance targets
        ------------------------------------------------------------------------
        CONCENTRATION: authorization to allocate 20% or    Against
        more of the available options to any one
        individual in any one year
        ------------------------------------------------------------------------
        DIRECTOR ELIGIBILITY: stock option plans for       Case-by-Case
        directors if terms and conditions are clearly
        defined and reasonable
        ------------------------------------------------------------------------
        CHANGE IN CONTROL: stock option plans with change  Against in control provisions that allow option holders
        to receive more for their options than
        shareholders would receive for their shares
        ------------------------------------------------------------------------
        CHANGE IN CONTROL: change in control arrangements  Against developed during a take-over fight specifically to
        entrench or benefit management
        ------------------------------------------------------------------------
        CHANGE IN CONTROL: granting options or bonuses to  Against outside  directors in event of a change in control
        ------------------------------------------------------------------------
        BOARD DISCRETION: plans to give Board broad        Against
        discretion in setting terms and conditions of
        programs
        ------------------------------------------------------------------------
        EMPLOYEE LOANS: Proposals authorizing loans to     Against
        employees to pay for stock or options
        ------------------------------------------------------------------------
        NOT PROHIBITING "MEGA-GRANTS"                      Not Specified
        ------------------------------------------------------------------------
        OMNIBUS PLANS: plans that provide for multiple     Not Specified
        awards and believe that shareholders should vote
        on the seperate components of such plans
        ------------------------------------------------------------------------
        DIRECTOR COMPENSATION: % of directors'             For
        compensation in form of common shares
        ------------------------------------------------------------------------
        GOLDEN PARACHUTES                                  Case-by-Case
        ------------------------------------------------------------------------
        EXPENSE STOCK OPTIONS                              For
        ------------------------------------------------------------------------
        SEVERANCE PACKAGES: must receive shareholder       For
        approval
        ------------------------------------------------------------------------
        LACK OF DISCLOSURE ABOUT PROVISIONS OF STOCK-BASED Against
        PLANS
        ------------------------------------------------------------------------
        RELOAD OPTIONS                                     Against
        ------------------------------------------------------------------------

        PLAN LIMITED TO A SMALL NUMBER OF SENIOR EMPLOYEES Against
        ------------------------------------------------------------------------
        EMPLOYEE STOCK PURCHASE PLANS                      Case-by-Case
        ------------------------------------------------------------------------
        - CONTINUED -

        ------------------------------------------------------------------------
        PROXY ISSUE                                        LMCM GUIDELINE
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------
        TAKEOVER PROTECTIONS
        ------------------------------------------------------------------------
        SHAREHOLDER RIGHTS PLANS: plans that go beyond     Against
        ensuring the equal treatment of shareholders in
        the event of a bid and allowing the corp. enough
        time to consider alternatives to a bid
        ------------------------------------------------------------------------
        GOING PRIVATE TRANSACTION, LEVERAGED BUYOUTS AND   Case-by-Case
        OTHER PURCHASE TRANSACTIONS
        ------------------------------------------------------------------------
        LOCK-UP ARRANGEMENTS: "hard" lock-up arrangements  Against that serve to prevent competing bids in a takeover
        situation
        ------------------------------------------------------------------------
        CROWN JEWEL DEFENSES                               Against
        ------------------------------------------------------------------------
        PAYMENT OF GREENMAIL                               Against
        ------------------------------------------------------------------------
        "CONTINUING DIRECTOR" OR "DEFERRED REDEMPTION"     Against
        PROVISIONS: provisions that seek to limit the
        discretion of a future board to redeem the plan
        ------------------------------------------------------------------------
        CHANGE CORPORATION'S DOMICILE: if reason for       Against
        re-incorporation is to take advantage of
        protective statutes (anti-takeover)
        ------------------------------------------------------------------------
        POISON PILLS: receive shareholder ratification     For
        ------------------------------------------------------------------------
        REDEMPTION/RATIFICATION OF POISON PILL             For

        ------------------------------------------------------------------------
        SHAREHOLDERS' RIGHTS
        ------------------------------------------------------------------------
        CONFIDENTIAL VOTING BY SHAREHOLDERS                For
        ------------------------------------------------------------------------
        DUAL-CLASS SHARE STRUCTURES                        Against
        ------------------------------------------------------------------------
        LINKED PROPOSALS: with the objective of making one Against element of a proposal more acceptable
        ------------------------------------------------------------------------
        BLANK CHECK PREFERRED SHARES: authorization of, or Against an increase in, blank check preferred shares
        ------------------------------------------------------------------------
        SUPERMAJORITY APPROVAL OF BUSINESS TRANSACTIONS:   Against
        management seeks to increase the number of votes
        required on an issue above two-thirds of the
        outstanding shares
        ------------------------------------------------------------------------
        INCREASE IN AUTHORIZED SHARES: provided the amount For
        requested is necessary for sound business reasons
        ------------------------------------------------------------------------
        SHAREHOLDER PROPOSALS                              Case-by-Case
        ------------------------------------------------------------------------
        STAKEHOLDER PROPOSALS                              Case-by-Case
        ------------------------------------------------------------------------
        ISSUANCE OF PREVIOUSLY AUTHORIZED SHARES WITH      Against
        VOTING RIGHTS TO BE DETERMINED BY THE BOARD
        WITHOUT PRIOR SPECIFIC SHAREHOLDER APPROVAL
        ------------------------------------------------------------------------
        "FAIR PRICE" PROVISIONS: Measures to limit ability For
        to buy back shares from particular shareholder at
        higher-than-market prices
        ------------------------------------------------------------------------
        PREEMPTIVE RIGHTS                                  For
        ------------------------------------------------------------------------

        ACTIONS ALTERING BOARD/SHAREHOLDER RELATIONSHIP    For
        REQUIRE PRIOR SHAREHOLDER APPROVAL (including
        "anti-takeover" measures)
        ------------------------------------------------------------------------
        ALLOW SHAREHOLDER ACTION BY WRITTEN CONSENT        For
        ------------------------------------------------------------------------
        ALLOW SHAREHOLDERS TO CALL SPECIAL MEETINGS        For
        ------------------------------------------------------------------------
        SOCIAL AND ENVIRONMENTAL ISSUES                    As recommended by
                                                           Company Management
        ------------------------------------------------------------------------
        REIMBURSING PROXY SOLICITATION EXPENSES            Case-by-Case
        ------------------------------------------------------------------------

November 21, 2003

                             LORD, ABBETT & CO. LLC

                      PROXY VOTING POLICIES AND PROCEDURES
                      ____________________________________

                                  INTRODUCTION

        Lord Abbett has a Proxy Committee responsible for establishing voting policies and for the oversight of its proxy voting process. Lord Abbett's Proxy Committee consists of the portfolio managers of each investment team and certain members of those teams, the Director of Equity Investments, the Firm's Managing Member and its General Counsel. Once policy is established, it is the responsibility of each investment team leader to assure that each proxy for that team's portfolio is voted in a timely manner in accordance with those policies. A written file memo is delivered to the proxy administrator in each case where an investment team declines to follow a recommendation of a company's management. Lord Abbett has retained Institutional Shareholder Services ("ISS") to analyze proxy issues and recommend voting on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.

        The Boards of Directors of each of the Lord Abbett Mutual Funds established several years ago a Proxy Committee, composed solely of independent directors. The Funds' Proxy Committee Charter provides that the Committee shall
(i) monitor the actions of Lord Abbett in voting securities owned by the Funds;
(ii) evaluate the policies of Lord Abbett in voting securities; (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

        There have unfortunately been far too many examples of corporate governance failures during the last two years, including the failure to deal fairly in conflict of interest situations. Lord Abbett is a privately-held firm, and we conduct only one business: we manage the investment portfolios of our clients. We are not part of a larger group of companies conducting diverse financial operations. We would therefore expect, based on our past experience, that the incidence of an actual conflict of interest involving Lord Abbett's proxy voting process would be quite rare. Nevertheless, if a potential conflict of interest were to arise, involving one or more of the Lord Abbett Funds, where practicable we would disclose this potential conflict to the affected Funds' Proxy Committees as described below under "Specific Procedures for Potential Conflict Situations", and seek instructions from those Committees on how to proceed. If it were not practicable to seek instructions from those Committees, Lord Abbett would simply follow its proxy voting policies or, if the particular issue was not covered by those policies, we would follow a recommendation of ISS. If such a conflict arose with any other client, Lord Abbett would simply follow its proxy voting policies or, if the particular issue was not covered by those policies, we would follow the recommendation of ISS.

              SPECIFIC PROCEDURES FOR POTENTIAL CONFLICT SITUATIONS

SITUATION 1. Fund Independent Board Member on Board (or Nominee for Election to
____________
Board) of Publicly Held Company Owned by a Lord Abbett Fund.

        Lord Abbett will compile a list of all publicly held companies where an Independent Board Member serves on the board of directors, or has indicated to Lord Abbett that he is a nominee for election to the board of directors (a "Fund Director Company"). If a Lord Abbett Fund owns stock in a Fund Director Company, and if Lord Abbett has decided not to follow the proxy voting recommendation of ISS, then Lord Abbett shall bring that issue to the Fund's Proxy Committee for instructions on how to vote that proxy issue.

        The Independent Directors have decided that the Director on the board of the Fund Director Company will not participate in any discussion by the Fund's Proxy Committee of any proxy issue for that Fund Director Company or in the voting instruction given to Lord Abbett.

SITUATION 2. Lord Abbett has a Significant Business Relationship with a Company.
____________

        Lord Abbett will compile a list of all publicly held companies (or which are a subsidiary of a publicly held firm) which have a significant business relationship with Lord Abbett (a "Relationship Firm"). A "significant business relationship" for this purpose means: (a) a broker dealer firm which sells one percent or more of the Lord Abbett Funds' total shares for the last 12 months;
(b) a firm which is a sponsor firm with respect to Lord Abbett's Private Advisory Services business; or (c) an institutional client which has an investment management agreement with Lord Abbett.

        For any proxy issue involving a Relationship Firm, Lord Abbett shall seek instruction from the Fund's Proxy Committee on how to vote.

                       SUMMARY OF PROXY VOTING GUIDELINES

        Lord Abbett generally votes in accordance with management's recommendations on the election of directors, appointment of independent auditors, changes to the authorized capitalization (barring excessive increases) and most shareholder proposals. This policy is based on the premise that a broad vote of confidence on such matters is due the management of any company whose shares we are willing to hold.

                              Election of Directors

        Lord Abbett will generally vote in accordance with management's recommendations on the election of directors. However, votes on director nominees are made on a case by case basis. Factors that are considered include; current composition of the board and key- board nominees, long-term company performance relative to a market index, and the directors' investment in the company. We also consider whether the Chairman of the board is also serving as CEO, and whether a retired CEO sits on the board, as these situations may create inherent conflicts of interest.

        There are some actions by directors that may result in votes being withheld. These actions include:

        1) Attending less than 75% of board and committee meetings without a valid excuse.
        2) Ignoring shareholder proposals that are approved by a majority of votes for two consecutive years.
        3) Failing to act on takeover offers where a majority of shareholders tendered their shares.
        4) Serving as inside directors and sit on an audit, compensation, stock option or nomination committee.
        5)      Failing to replace management as appropriate.

        We will generally approve proposals to elect directors annually. The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. The basic premise of the staggered election of directors is to provide a continuity of experience on the board and to prevent a precipitous change in the composition of the board. Although shareholders need some form of protection from hostile takeover attempts, and boards need tools and leverage in order to negotiate effectively with potential acquirers, a classified board tips the balance of power too much toward incumbent management at the price of potentially ignoring shareholder interests.

                          Incentive Compensation Plans

        We usually vote with management regarding employee incentive plans and changes in such plans, but these issues are looked at very closely on a case by case basis. We use ISS for guidance on appropriate compensation ranges for various industries and company sizes. In addition to considering the individual expertise of management and the value they bring to the company, we also consider the costs associated with stock-based incentive packages including shareholder value transfer and voting power dilution.

        We scrutinize very closely the approval of repricing or replacing underwater stock options, taking into consideration the following:

        1) The stock's volatility, to ensure the stock price will not be back in the money over the near term.
        2)      Management's rationale for why the repricing is necessary.
        3) The new exercise price, which must be set at a premium to market price to ensure proper employee motivation.
        4) Other factors, such as the number of participants, term of option, and the value for value exchange.

        In large-cap companies we would generally vote against plans that promoted short-term performance at the expense of longer-term objectives. Dilution, either actual or potential, is, of course, a major consideration in reviewing all incentive plans. Team leaders in small- and mid-cap companies often view option plans and other employee incentive plans as a critical component of such companies' compensation structure, and have discretion to approve such plans, notwithstanding dilution concerns.

1Shareholder Rights
___________________

Cumulative Voting
_________________

        We generally oppose cumulative voting proposals on the ground that a shareowner or special group electing a director by cumulative voting may seek to have that director represent a narrow special interest rather than the interests of the shareholders as a whole.

Confidential Voting
___________________

        There are both advantages and disadvantages to a confidential ballot. Under the open voting system, any shareholder that desires anonymity may register the shares in the name of a bank, a broker or some other nominee. A confidential ballot may tend to preclude any opportunity for the board to communicate with those who oppose management proposals.

        On balance we believe shareholder proposals regarding confidential balloting should generally be approved, unless in a specific case, countervailing arguments appear compelling.

                              Supermajority Voting

        Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may permit management to entrench themselves by blocking amendments that are in the best interest of shareholders.

TAKEOVER ISSUES
_______________

        Votes on mergers and acquisitions must be considered on a case by case basis. The voting decision should depend on a number of factors, including: anticipated financial and operating benefits, the offer price, prospects of the combined companies, changes in corporate governance and their impact on shareholder rights. It is our policy to vote against management proposals to require supermajority shareholder vote to approve mergers and other significant business combinations, and to vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. We are also opposed to amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more that 10% of the company's voting stock. Restructuring proposals will also be evaluated on a case by case basis following the same guidelines as those used for mergers.

        Among the more important issues that we support, as long as they are not tied in with other measures that clearly entrench management, are:

1) Anti-greenmail provisions, which prohibit management from buying back shares at above market prices from potential suitors without shareholder approval.

2) Fair Price Amendments, to protect shareholders from inequitable two-tier stock acquisition offers.

2) 3) Shareholder Rights Plans (so-called "Poison Pills"), usually "blank check" preferred and other classes of voting securities that can be issued without further shareholder approval. However, we look at these proposals on a case by case basis, and we only approve these devices when proposed by companies with strong, effective managements to force corporate raiders to negotiate with management and assure a degree of stability that will support good long-range corporate goals. We vote for shareholder proposals asking that a company submit its poison pill for shareholder ratification.

3) 4) "Chewable Pill" provisions, are the preferred form of Shareholder Rights Plan. These provisions allow the shareholders a secondary option when the Board refuses to withdraw a poison pill against a majority shareholder vote. To strike a balance of power between management and the shareholder, ideally "Chewable Pill" provisions should embody the following attributes, allowing sufficient flexibility to maximize shareholder wealth when employing a poison pill in negotiations:

        .    Redemption Clause allowing the board to rescind a pill after a potential acquirer has surpassed the ownership threshold.
        .    No dead-hand or no-hand pills.

        . Sunset Provisions which allow the shareholders to review, and reaffirm or redeem a pill after a predetermined time frame.
        . Qualifying Offer Clause which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

                                  SOCIAL ISSUES

        It is our general policy to vote as management recommends on social issues, unless we feel that voting otherwise will enhance the value of our holdings. We recognize that highly ethical and competent managements occasionally differ on such matters, and so we review the more controversial issues closely.

                           MET INVESTORS SERIES TRUST
                      PROXY VOTING POLICIES AND PROCEDURES
                      ____________________________________

TRUST'S POLICY STATEMENT

        Met Investors Series Trust (the "Trust") is firmly committed to ensuring that proxies relating to the Trust's portfolio securities are voted in the best interests of the Trust's shareholders. The following procedures have been established to implement the Trust's proxy voting program.

TRUST'S PROXY VOTING PROGRAM

        Met Investors Advisory LLC (the "Manager") serves as the investment manager of the Trust's portfolios. The Manager is responsible for the selection and ongoing monitoring of investment sub-advisers (the "Advisers") who provide the day-to-day portfolio management for each portfolio. The Trust has delegated proxy voting responsibility to the Manager. Because the Manager views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibility with respect to each portfolio to the applicable Adviser. The primary focus of the Trust's proxy voting program, therefore, is to seek to ensure that the Advisers have adequate proxy voting policies and procedures in place and to monitor each Adviser's proxy voting. These policies and procedures may be amended from time to time based on experience as well as changing environments, especially as new and/or differing laws and regulations are promulgated.

MANAGER'S DUE DILIGENCE AND COMPLIANCE PROGRAM

        As part of its ongoing due diligence and compliance responsibilities, the Manager will seek to ensure that each Adviser maintains proxy voting policies and procedures that are reasonably designed to comply with applicable laws and regulations. The Manager will review each Adviser's proxy voting policies and procedures (including any proxy voting guidelines) in connection with the initial selection of the Adviser to manage a portfolio and on at least an annual basis thereafter.

ADVISERS' PROXY VOTING POLICIES AND PROCEDURES

        Each Adviser will be required to maintain proxy voting policies and procedures that satisfy the following elements:

        WRITTEN POLICIES AND PROCEDURES: THE ADVISER MUST MAINTAIN WRITTEN PROXY
        ________________________________
VOTING POLICIES AND PROCEDURES IN ACCORDANCE WITH APPLICABLE LAWS AND REGULATIONS AND MUST PROVIDE TO THE TRUST AND THE MANAGER UPON REQUEST, COPIES OF SUCH POLICIES AND PROCEDURES.

        FIDUCIARY DUTY: THE ADVISER'S POLICIES AND PROCEDURES MUST BE REASONABLY
        ______________
DESIGNED TO ENSURE THAT THE ADVISER VOTES CLIENT SECURITIES IN THE BEST INTEREST OF ITS CLIENTS.

        CONFLICTS OF INTEREST: THE ADVISER'S POLICIES AND PROCEDURES MUST
        ______________________
INCLUDE APPROPRIATE PROCEDURES TO IDENTIFY AND RESOLVE AS NECESSARY ALL MATERIAL PROXY-RELATED CONFLICTS OF INTEREST BETWEEN THE ADVISER (INCLUDING ITS AFFILIATES) AND ITS CLIENTS BEFORE VOTING CLIENT PROXIES.

        VOTING GUIDELINES: THE ADVISER'S POLICIES AND PROCEDURES MUST ADDRESS
        __________________
WITH REASONABLE SPECIFICITY HOW THE ADVISER WILL VOTE PROXIES, OR WHAT FACTORS IT WILL TAKE INTO ACCOUNT, WHEN VOTING ON PARTICULAR TYPES OF MATTERS, E.G., CORPORATE GOVERNANCE PROPOSALS, COMPENSATION ISSUES AND MATTERS INVOLVING SOCIAL OR CORPORATE RESPONSIBILITY.

        MONITORING PROXY VOTING: THE ADVISER MUST HAVE AN ESTABLISHED SYSTEM
        ________________________
AND/OR PROCESS THAT IS REASONABLY DESIGNED TO ENSURE THAT PROXIES ARE VOTED ON BEHALF OF ITS CLIENTS IN A TIMELY AND EFFICIENT MANNER.

        RECORD RETENTION AND INSPECTION: THE ADVISER MUST HAVE AN ESTABLISHED
        ________________________________
SYSTEM FOR CREATING AND RETAINING ALL APPROPRIATE DOCUMENTATION RELATING TO ITS PROXY VOTING ACTIVITIES AS REQUIRED BY APPLICABLE LAWS AND REGULATIONS. THE ADVISER MUST PROVIDE TO THE TRUST AND THE MANAGER SUCH INFORMATION AND RECORDS WITH RESPECT TO PROXIES RELATING TO THE TRUST'S PORTFOLIO SECURITIES AS REQUIRED BY LAW AND AS THE TRUST OR THE MANAGER MAY REASONABLY REQUEST.

DISCLOSURE OF TRUST'S PROXY VOTING POLICIES AND PROCEDURES AND VOTING RECORD

        The Manager on behalf of the Trust will take reasonable steps as necessary to seek to ensure that the Trust complies with all applicable laws and regulations relating to disclosure of the Trust's proxy voting policies and procedures and its proxy voting record. The Manager (including, at its option, through third-party service providers) will maintain a system that is reasonably designed to ensure that the actual proxy voting record of the Advisers with respect to the Trust's portfolio securities are collected, processed and filed with the Securities and Exchange Commission and delivered to the Trust's shareholders, as applicable, in a timely and efficient manner and as required by applicable laws and regulations.

REPORTS TO TRUST'S BOARD OF TRUSTEES.

        The Manager will periodically (but not less frequently than annually) report to the Board of Trustees with respect to the Trust's implementation of its proxy voting program, including summary information with respect to the proxy voting record of the Advisers with respect to the Trust's portfolio securities and any other information requested by the Board of Trustees.

Adopted:  November 19, 2003

MASSACHUSETTS FINANCIAL SERVICES COMPANY

                                            PROXY VOTING POLICIES AND PROCEDURES
                                            ____________________________________

        Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS' other investment adviser subsidiaries (collectively, "MFS") have adopted proxy voting policies and procedures ("Proxy Voting Policies") with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS (the "MFS Funds").

                              A. VOTING GUIDELINES

                 GENERAL POLICY; POTENTIAL CONFLICTS OF INTEREST

        MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

        MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the guiding principle that all votes made by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines that govern how MFS generally plans to vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion to vote these items in accordance with this guiding principle. These underlying guidelines are simply that - guidelines. Each proxy item is considered on a case-by-case basis, in light of all relevant facts and circumstances, and there may be instances in which MFS may vote proxies in a manner different from these guidelines.

        As a general matter, MFS maintains a consistent voting position with respect to similar proxy proposals made by various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to the different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the guiding principle of voting proxies in the best long-term economic interests of MFS' clients.

        From time to time, MFS receives comments on the proxy voting guidelines and regarding particular voting issues from its clients. Those comments are reviewed and considered periodically, and the guidelines are reviewed each year with MFS Equity Research Department management, the MFS Proxy Review Group and the MFS Proxy Consultant and are revised as appropriate.

The Proxy Voting Policies are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. MFS shall be mindful of any and all potential material conflicts of interest that could arise in the voting of these proxies, shall identify, analyze, document and report on any such potential conflicts, and shall ultimately vote these proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting on all potential conflicts of interest.

                          B. ADMINISTRATIVE PROCEDURES
                             _________________________

        1. MFS PROXY REVIEW GROUP
           ______________________

        The administration of the Proxy Voting Policies is overseen by the MFS Proxy Review Group, which includes senior MFS Legal Department officers and MFS' Proxy Consultant. The MFS Proxy Review Group:

                a. Reviews the Proxy Voting Policies at least annually and recommends any amendments considered to be necessary or advisable;

                b. Determines whether any material conflicts of interest exist with respect to instances in which (i) MFS seeks to override the proxy voting guidelines and (ii) votes not clearly governed by the guidelines; and

                c. Considers special proxy issues as they may arise from time to time.

The current MFS Proxy Consultant is an independent proxy consultant who performs these services exclusively for MFS.

        2. POTENTIAL CONFLICTS OF INTEREST
           _______________________________

The MFS Proxy Review Group is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. Any attempt to influence MFS' voting on a particular proxy matter should be reported to the MFS Proxy Review Group. The MFS Proxy Consultant will assist the MFS Proxy Review Group in carrying out these responsibilities.

In cases where proxies are voted in accordance with the Proxy Voting Policies and the proxy voting guidelines, no conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding the Proxy Voting Policies and the proxy voting guidelines, or (ii) matters presented for vote are not clearly governed by the Proxy Voting Policies and the proxy voting guidelines, the MFS Proxy Review Group and the MFS Proxy Consultant will follow these procedures:

     a. Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the "MFS Significant Client List");

     b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Review Group;

     c. If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Review Group will carefully evaluate the proposed votes in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and

     d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Review Group will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests.

The MFS Proxy Review Group is responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS' distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated as necessary, but no less frequently than quarterly.

        3. GATHERING PROXIES
           _________________

Nearly all proxies received by MFS originate at Automatic Data Processing Corp. ("ADP"). ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS' clients, usually to the client's custodian or, less commonly, to the client itself. Each client's custodian is responsible for forwarding all proxy solicitation materials to MFS (except in the case of certain institutional clients for which MFS does not vote proxies). This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, and proxy statements, the issuer's explanation of the items to be voted upon.

        MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the "Proxy Administrator"), pursuant to which the Proxy Administrator performs various proxy vote processing and recordkeeping functions for MFS' Fund and institutional client accounts. The Proxy Administrator does not make recommendations to MFS as to how to vote any particular item. The Proxy Administrator receives proxy statements and proxy cards directly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders' meetings of over 10,000 corporations are available on-line to certain MFS employees, the MFS Proxy Consultant and the MFS Proxy Review Group and most proxies can be voted electronically. In addition to receiving the hard copies of materials relating to meetings of shareholders of issuers whose securities are held by the Funds and/or clients, the ballots and proxy statements can be printed from the Proxy Administrator's system and forwarded for review.

        4. ANALYZING PROXIES
           _________________

        After input into the Proxy Administrator system, proxies which are deemed to be completely routine (E.G., those involving only uncontested elections of directors, appointments of auditors, and/or employee stock purchase plans)/2/ are automatically voted in favor by the Proxy Administrator without being sent to either the MFS Proxy Consultant or the MFS Proxy Review Group for further review. Proxies that pertain only to merger and acquisition proposals are forwarded initially to an appropriate MFS portfolio manager or research analyst for his or her recommendation. All proxies that are reviewed by either the MFS Proxy Consultant or a portfolio manager or analyst are then forwarded with the corresponding recommendation to the MFS Proxy Review Group./3/

        Recommendations with respect to voting on non-routine issues are generally made by the MFS Proxy Consultant in accordance with the policies referred to above and all other relevant materials. His or her recommendation as to how each proxy proposal should be voted is indicated on copies of proxy cards, including his or her rationale on significant items. These cards are then forwarded to the MFS Proxy Review Group.

        As a general matter, portfolio managers and investment analysts are consulted and involved in developing MFS' substantive proxy voting guidelines, but have little or no

----------
        /2/ Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, there is an expanded list of items that are deemed routine (and therefore automatically voted in favor) for foreign issuers, including the following: (i) receiving financial statements or other reports from the board;
(ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) the discharge of management and supervisory boards; and (v) approval of share repurchase programs.

        /3/ From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group will determine the vote in what MFS believes to be the best long-term economic interests of its clients.

involvement in or knowledge of proxy proposals or voting positions taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize or remove the potential that proxy solicitors, issuers, and third parties might attempt to exert influence on the vote or might create a conflict of interest that is not in what MFS believes to be the best long-term economic interests of our clients. In limited, specific instances (E.G., mergers), the MFS Proxy Consultant or the MFS Proxy Review Group may consult with or seek recommendations from portfolio managers or analysts. The MFS Proxy Review Group would ultimately determine the manner in which all proxies are voted.

        As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the guiding principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be examined, explained and reported in accordance with the procedures set forth in the Proxy Voting Policies.

        5. VOTING PROXIES
           ______________

        After the proxy card copies are reviewed, they are voted electronically through the Proxy Administrator's system. In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Consultant and the MFS Proxy Review Group, and makes available on-line various other types of information so that the MFS Proxy Review Group and the MFS Proxy Consultant may monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

     C. MONITORING SYSTEM

        It is the responsibility of the Proxy Administrator and MFS' Proxy Consultant to monitor the proxy voting process. As noted above, when proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Additionally, through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

        When the Proxy Administrator's system "tickler" shows that the date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forward immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

     D. RECORDS RETENTION

        MFS will retain copies of the Proxy Voting Policies in effect from time to time. Proxy solicitation materials, including electronic versions of the proxy cards completed by the MFS Proxy Consultant and the MFS Proxy Review Group, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Consultant and the MFS Proxy Review Group. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, the dates when proxies were received and returned, and the votes on each company's proxy issues, are retained for six years.

     E. REPORTS
        _______

        At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

        Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

                                                                      APPENDIX A

                      MORGAN STANLEY INVESTMENT MANAGEMENT
PROXY VOTING POLICY AND PROCEDURES

I.      POLICY STATEMENT
        ________________

Introduction - Morgan Stanley Investment Management's ("MSIM") policy and
____________
procedures for voting proxies ("Proxy Voting Policy and Procedures") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. The policy and procedures and general guidelines in this section will be reviewed and, updated, as necessary, to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to as the "MSIM Funds"), each MSIM Affiliate will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors or Trustees of the MSIM Funds. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management or Investment Advisory Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

Proxy Research Services - To assist the MSIM Affiliates in their responsibility
_______________________
for voting proxies and the overall global proxy voting process, Institutional Shareholder Services ("ISS") and the Investor Responsibility Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. While the MSIM Affiliates may review and utilize the ISS recommendations in making proxy voting decisions, they are in no way obligated to follow the ISS recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see
Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.

Voting Proxies for Certain Non-US Companies - While the proxy voting process is
___________________________________________
well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings;
(iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person,
(v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to MSIM's clients of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.

II.     GENERAL PROXY VOTING GUIDELINES
        _______________________________

To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may, pursuant to the procedures set forth in Section IV. below, vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard.

III.    GUIDELINES
        __________

A.      MANAGEMENT PROPOSALS

        1. When voting on routine ballot items, unless otherwise determined by the Proxy Review Committee, the following proposals will be voted in support of management.

             .     Selection or ratification of auditors.

             . Approval of financial statements, director and auditor reports.

             .     General updating/corrective amendments to the charter.

             . Proposals to limit Directors' liability and/or broaden indemnification of Directors.

             . Proposals requiring that a certain percentage (up to 66 2/3%) of the company's Board members be independent Directors.

             . Proposals requiring that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

             . Proposals recommending set retirement ages or requiring specific levels of stock ownership by Directors.

             .     Proposals to eliminate cumulative voting.

             .     Proposals to eliminate preemptive rights.

             . Proposals for confidential voting and independent tabulation of voting results.

             . Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."

        2. Election of Directors, In situations where no conflict exists, and where no specific governance deficiency has been noted, unless otherwise determined by the Proxy Review Committee, proxies will be voted in support of nominees of management.

                        Unless otherwise determined by the Proxy Review Committee, a withhold vote will be made where:

                        (i) A nominee has, or any time during the previous five years had, a relationship with the issuer (e.g., investment banker, counsel or other professional service provider, or familial relationship with a senior officer of the issuer) that may impair his or her independence.;

                        (ii) A direct conflict exists between the interests of the nominee and the public shareholders; or

                        (iii) Where the nominees standing for election have not taken action to implement generally accepted governance practices for which there is a "bright line" test. These would include elimination of dead hand or slow hand poison pills, requiring Audit, Compensation or Nominating Committees to be composed of independent directors and requiring a majority independent board.

        3. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, unless otherwise determined by the Proxy Review Committee, will be voted in support of management.

             Capitalization changes
             ______________________

             . Proposals relating to capitalization changes that eliminate other classes of stock and voting rights.

             . Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if:
                  (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

             . Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

             .    Proposals for share repurchase plans.

             . Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

             .    Proposals to effect stock splits.

             . Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

             Compensation
             ____________

             . Proposals relating to Director fees, provided the amounts are not excessive relative to other companies in the country or industry.

             . Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.

             . Proposals for the establishment of employee stock option Plans and other employee ownership plans.

             . Proposals for the establishment of employee retirement and severance plans

             Anti-Takeover Matters
             _____________________

             . Proposals to modify or rescind existing supermajority vote requirements to amend the charters or bylaws.

             . Proposals relating to the adoption of anti-greenmail provisions provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

        4. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, unless otherwise determined by the Proxy Review Committee, will be voted against (notwithstanding management support).

             . Proposals to establish cumulative voting rights in the election of directors.

             . Proposals relating to capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

             . Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

             .    Proposals to create "blank check" preferred stock.

             . Proposals relating to changes in capitalization by 100% or more.

             . Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

             . Proposals to amend bylaws to require a supermajority shareholder vote to pass or repeal certain provisions.

             .    Proposals to indemnify auditors.

        5. The following types of non-routine proposals, which potentially may have a substantive financial or best interest impact on an issuer, will be voted as determined by the Proxy Review Committee.

             Corporate Transactions

             . Proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, including, among other things, MSIM internal company-specific knowledge.

             . Proposals relating to change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

             . Proposals relating to shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.

             . Proposals relating to Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:

                  (i)     The stock option plan should be incentive based;

                  (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;

                  (iii) For growth companies, should be no more than 10% of the issued capital at the time of approval.

             Anti-Takeover Provisions
             ________________________

             .    Proposals requiring shareholder ratification of poison pills.

               . Proposals relating to anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.

B.      SHAREHOLDER PROPOSALS

     1. The following shareholder proposals will be supported, unless otherwise determined by the Proxy Review Committee:

               . Proposals requiring auditors to attend the annual meeting of shareholders.

               . Proposals requiring non-U.S. companies to have a separate Chairman and CEO.

               . Proposals requiring that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

               Proposals requiring that a certain percentage of the company's members be comprised of independent and unaffiliated Directors.
               . Proposals requiring diversity of Board membership relating to broad based social, religious or ethnic groups.

               .    Proposals requiring confidential voting.

               . Proposals to reduce or eliminate supermajority voting requirements.

               . Proposals requiring shareholder approval for a shareholder rights plan or poison pill.

               .    Proposals to require the company to expense stock options.

     2. The following shareholder proposals will be voted as determined by the Proxy Review Committee.

               .    Proposals that limit tenure of directors.

               .    Proposals to limit golden parachutes.

               . Proposals requiring directors to own large amounts of stock to be eligible for election.

               . Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

               . Proposals that limit retirement benefits or executive compensation.

               . Proposals requiring shareholder approval for bylaw or charter amendments.

               . Proposals requiring shareholder approval of executive compensation.

               . Proposals requiring shareholder approval of golden parachutes.

               . Proposals to eliminate certain anti-takeover related provisions.

               .    Proposals to prohibit payment of greenmail.

     3. The following shareholder proposals generally will not be supported, unless otherwise determined by the Proxy Review Committee.

               . Proposals to declassify the Board of Directors (if management supports a classified board).

               . Proposals requiring a U.S. company to have a separate Chairman and CEO.

               . Proposal requiring that the company prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.

               . Proposals to add restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.

               Proposals that require inappropriate endorsements or corporate actions.
               . Proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.

IV.     ADMINISTRATION OF PROXY POLICY AND PROCEDURES

A.      PROXY REVIEW COMMITTEE

        1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them.

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               (a)  The Committee, which is appointed by MSIM's Chief Investment
                    Officer ("CIO"), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. The Committee is responsible for establishing MSIM's proxy voting policy and guidelines and determining how MSIM will vote proxies on an ongoing basis.

               (b) The Committee will periodically review and have the authority to amend, as necessary, these Proxy Voting Policy and Procedures and establish and direct voting positions consistent with the Client Proxy Standard.

               (c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to MSIM's Proxy Voting Policy and Procedures; and (2) review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).

               (d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Proxy Voting Policy and Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in these Policy and Procedures; and (3) determine how to vote matters for which specific direction has not been provided in these Policy and Procedures. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS and IRRC recommendations and research as well as any other relevant information they may request or receive.

               (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee shall be comprised of the Chariman of the Proxy Review Committee, the Compliance Director for the area of the firm involved or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee and MSIM's Chief

                    Investment Officer or his/her designee. The Special Committee may request the assistance of MSIM's General Counsel or his/her designee and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

               (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

               (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable portfolio managers, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

B.      IDENTIFICATION OF MATERIAL CONFLICTS OF INTEREST

        1. If there is a possibility that a vote may involve a material conflict of interest, the vote must be decided by the Special Committee in consultation with MSIM's General Counsel or his/her designee.

        2. A material conflict of interest could exist in the following situations, among others:

        (a) The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer;

        (b) The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates; or

        (c) Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed)

C.      PROXY VOTING REPORTS

        (a) MSIM will promptly provide a copy of these Policy and Procedures to any client requesting them. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

        (b) MSIM's legal department is responsible for filing an annual Form N-PX on behalf of each registered management investment company for which such filing is required, indicating how all proxies were voted with respect to such investment company's holdings.

                              NEUBERGER BERMAN, LLC

                        NEUBERGER BERMAN MANAGEMENT INC.

                      PROXY VOTING POLICIES AND PROCEDURES

                         NON-SOCIALLY RESPONSIVE CLIENTS

Introduction and General Principles

Neuberger Berman, LLC and Neuberger Berman Management Inc. (collectively, "NB") have been delegated the authority and responsibility to vote the proxies of their respective investment advisory clients, including both ERISA and non-ERISA clients.

NB understands that proxy voting is an integral aspect of investment management. Accordingly, proxy voting must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

NB believes that the following policies and procedures are reasonably expected to ensure that proxy matters are conducted in the best interest of clients, in accordance with NB's fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in Department of Labor interpretations.

In instances where NB does not have authority to vote client proxies, it is the responsibility of the client to instruct the relevant custody bank or banks to mail proxy material directly to such client.

In all circumstances, NB will comply with specific client directions to vote proxies, whether or not such client directions specify voting proxies in a manner that is different from NB's policies and procedures.

There may be circumstances under which NB may abstain from voting a client proxy for cost reasons (E.G., non-U.S. securities). NB understands that it must weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent and solely in the interests of the client and, in the case of an ERISA client, the plan's participants and beneficiaries. NB's decision in such circumstances will take into account the effect that the proxy vote, either by itself or together with other votes, is expected to have on the value of the client's investment and whether this expected effect would outweigh the cost of voting.

Responsibility and Oversight

NB has designated a Proxy Committee with the responsibility for administering and overseeing the proxy voting process, including:

        developing, authorizing, implementing and updating NB's policies and procedures;

        overseeing the proxy voting process; and

        engaging and overseeing any third-party vendors as voting delegate to review, monitor and/or vote proxies.

Such Proxy Committee will meet as frequently and in such manner as necessary or appropriate to fulfill its responsibilities.

The members of the Proxy Committee will be appointed from time to time and will include the Chief Investment Officer, a senior portfolio manager and senior members of the Legal and Compliance and Portfolio Administration Departments.

In the event that one or more members of the Proxy Committee are not independent with respect to a particular matter, the Proxy Committee shall appoint an independent subcommittee of the Proxy Committee, which will have full authority to act upon such matter.

Proxy Voting Guidelines

NB has determined that, except as set forth below, proxies will be voted in accordance with the voting recommendations contained in the applicable domestic or global ISS Proxy Voting Manual, as in effect from time to time. A summary of the current applicable ISS proxy voting guidelines is attached to these NB Voting Policies and Procedures as Exhibit A.

Except as set forth below, in the event the foregoing proxy voting guidelines do not address how a proxy should be voted, the proxy will be voted in accordance with ISS recommendations. In the event that ISS refrains from making a recommendation, the Proxy Committee will follow the procedures set forth in
Section V, Paragraph D.

There may be circumstances under which the Chief Investment Officer, a portfolio manager or other NB investment professional ("NB Investment Professional") believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the foregoing proxy voting guidelines or in a manner inconsistent with ISS recommendations. In such event, the procedures set forth in Section V, Paragraph C will be followed.

Proxy Voting Procedures

NB will vote client proxies in accordance with a client's specific request even if it is in a manner inconsistent with NB's policies and procedures. Such specific requests must be made in writing by the individual client or by an authorized officer, representative or named fiduciary of a client.

At the recommendation of the Proxy Committee, NB has engaged ISS as its voting delegate to:

        research and make voting determinations in accordance with the proxy voting guidelines described in Section III;

        vote and submit proxies in a timely manner;

        handle other administrative functions of proxy voting;

        maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

        maintain records of votes cast; and

        provide recommendations with respect to proxy voting matters in general.

Except in instances where clients have retained voting authority, NB will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS.

Notwithstanding the foregoing, NB retains final authority and fiduciary responsibility for proxy voting.

Conflicts of Interest

NB has obtained a copy of ISS Policies, Procedures and Practices regarding potential conflicts of interest that could arise in ISS proxy voting services to NB as a result of business conducted by ISS. NB believes that potential conflicts of interest by ISS are minimized by these Policies, Procedures and Practices, a copy of which is attached hereto as Exhibit B.

ISS will vote proxies in accordance with the proxy voting guidelines described in Section III or as ISS recommends. NB believes that this process is reasonably designed to address material conflicts of interest that may arise between NB and a client as to how proxies are voted.

In the event that an NB Investment Professional believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the proxy voting guidelines described in Section III or in a manner inconsistent with ISS recommendations, such NB Investment Professional will contact a member of the Proxy Committee and complete and sign a questionnaire in the form adopted by the Proxy Committee from time to time. Such questionnaire will require specific information, including the reasons the NB Investment Professional believes a proxy vote in this manner is in the best interest of a client or clients and disclosure of specific ownership, business or personal relationship or other matters that may raise a potential material conflict of interest between NB and the client or clients with respect to the voting of the proxy in that manner.

The Proxy Committee will review the questionnaire completed by the NB Investment Professional and consider such other matters as it deems appropriate to determine that there is no material conflict of interest between NB and the client or clients with respect to the voting of the proxy in that manner. The Proxy Committee shall document its consideration of such other matters in a form adopted by the Proxy Committee from time to time.

In the event that the Proxy Committee determines that such vote will not present a material conflict between NB and the client or clients, the Proxy Committee will make a determination whether to vote such proxy as recommended by the NB Investment Professional. In the event of a determination to vote the proxy as recommended by the NB Investment Professional, an authorized member of the Proxy Committee will instruct ISS to vote in such manner with respect to such client or clients.

In the event that the Proxy Committee determines that the voting of a proxy as recommended by the NB Investment Professional presents a material conflict of interest between NB and the client or clients with respect to the voting of the proxy, the Proxy Committee will: (i) take no further action, in which case ISS shall vote such proxy in accordance with the proxy voting guidelines described in Section III or as ISS recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client or clients as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

In the event that the proxy voting guidelines described in Section III do not address how a proxy should be voted and ISS refrains from making a recommendation as to how such proxy should be voted, the Proxy Committee will make a determination as to how the proxy should be voted. After determining how it believes the proxy should be voted, the Proxy Committee will consider such matters as it deems appropriate to determine that there is no material conflict of interest between NB and the client or clients with respect to the voting of the proxy in that manner. The Proxy Committee shall document its consideration of such matters in a form adopted by the Proxy Committee from time to time.

In the event that the Proxy Committee determines that such vote will not present a material conflict between NB and the client, an authorized member of the Proxy Committee will instruct ISS to vote in such manner with respect to such client or clients.

In the event that the Proxy Committee determines that such vote presents a material conflict of interest between NB and the client or clients with respect to the voting of the proxy, the Proxy Committee will: (i) disclose such conflict to the client or clients and obtain written direction from the client or clients as to how to vote the proxy; (ii) suggest that the client or clients engage another party to determine how proxies should be voted; or (iii) engage another independent third party to determine how proxies should be voted.

Material conflicts cannot be resolved by simply abstaining from voting.

Recordkeeping

NB will maintain records relating to the implementation of these proxy voting policies and procedures, including:

a copy of these policies and procedures, which shall be made available to clients upon request;

        proxy statements received regarding client securities (which will be satisfied by relying on EDGAR or ISS);

        a record of each vote cast (which ISS maintains on NB's behalf);

        a copy of each questionnaire completed by any NB Investment Professional under Section V above;

        any other document created by NB that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and

        each written client request for proxy voting records and NB's written response to any client request (written or oral) for such records.

Such proxy voting books and records shall be maintained in an easily accessible place for a period of five years, the first two by the Proxy Committee member who represents the Portfolio Administration Department.

Disclosure

Except as otherwise required by law or with the consent of the client, NB has a general policy of not disclosing to any issuer or third party how NB or its voting delegate voted a client's proxy.

                               EFFECTIVE JUNE 2003

                                    EXHIBIT A

                ISS Proxy Voting Guidelines Summary

The following is a concise summary of ISS's proxy voting policy guidelines.

                                    Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

..    An auditor has a financial interest in or association with the company, and is therefore not independent

..    Fees for non-audit services are excessive, or

..    There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

                               Board of Directors

        Voting on Director Nominees in Uncontested Elections
        ____________________________________________________

        Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

        Classification/Declassification of the Board
        ____________________________________________

        Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

        Independent Chairman (Separate Chairman/CEO)
        ____________________________________________

        Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

        Majority of Independent Directors/Establishment of Committees
        _____________________________________________________________

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

        Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

                               Shareholder Rights

        Shareholder Ability to Act by Written Consent
        _____________________________________________

        Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent. Vote FOR proposals to allow or make easier shareholder action by written consent.

        Shareholder Ability to Call Special Meetings
        ____________________________________________

        Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

        Supermajority Vote Requirements
        _______________________________

        Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

        Cumulative Voting
        _________________

        Vote AGAINST proposals to eliminate cumulative voting. Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

        Confidential Voting
        ___________________

        Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived. Vote FOR management proposals to adopt confidential voting.

                                 Proxy Contests

        Voting for Director Nominees in Contested Elections
        ___________________________________________________

        Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

        Reimbursing Proxy Solicitation Expenses
        _______________________________________

        Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

                                  Poison Pills

        Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

                      Mergers and Corporate Restructurings

        Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

                            Reincorporation Proposals

        Proposals to change a company's state of incorporation should be evaluated on a CASEBY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

                                Capital Structure

        Common Stock Authorization
        __________________________

        Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

        Dual-class Stock
        ________________

Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

..    It is intended for financing purposes with minimal or no dilution to current shareholders

..    It is not designed to preserve the voting power of an insider or significant shareholder

                       Executive and Director Compensation

        Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

        Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

        Management Proposals Seeking Approval to Reprice Options
        ________________________________________________________

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

..    Historic trading patterns

..    Rationale for the repricing

..    Value-for-value exchange

..    Option vesting

..    Term of the option

..    Exercise price

     .    Participation

          Employee Stock Purchase Plans
          _____________________________

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis. Vote FOR employee stock purchase plans where all of the following apply:

..    Purchase price is at least 85 percent of fair market value

..    Offering period is 27 months or less, and

..    Potential voting power dilution (VPD) is ten percent or less.

        Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

        Shareholder Proposals on Compensation
        _____________________________________

        Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

                         Social and Environmental Issues

        These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

        In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

CONCISE GLOBAL PROXY VOTING GUIDELINES

FOLLOWING IS A CONCISE SUMMARY OF GENERAL POLICIES FOR VOTING GLOBAL PROXIES. IN ADDITION, ISS HAS COUNTRY- AND MARKET-SPECIFIC POLICIES, WHICH ARE NOT CAPTURED BELOW.

          Financial Results/Director and Auditor Reports
          ______________________________________________

Vote FOR approval of financial statements and director and auditor reports, unless:

..    there are concerns about the accounts presented or audit procedures used;
     or

     . the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

          Appointment of Auditors and Auditor Compensation
          ________________________________________________

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

..    there are serious concerns about the accounts presented or the audit procedures used;

..    the auditors are being changed without explanation; or

     . nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

        ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

          Appointment of Internal Statutory Auditors
          __________________________________________

Vote FOR the appointment or reelection of statutory auditors, unless:

..    there are serious concerns about the statutory reports presented or the audit procedures used;

..    questions exist concerning any of the statutory auditors being appointed;
     or

     . the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

          Allocation of Income
          ____________________

Vote FOR approval of the allocation of income, unless:

..    the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

     .  the payout is excessive given the company's financial position.

        Stock (Scrip) Dividend Alternative
        __________________________________

Vote FOR most stock (scrip) dividend proposals.

        Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

        Amendments to Articles of Association
        _____________________________________

        Vote amendments to the articles of association on a CASE-BY-CASE basis.

        Change in Company Fiscal Term
        _____________________________

        Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

        Lower Disclosure Threshold for Stock Ownership
        ______________________________________________

        Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

        Amend Quorum Requirements
        _________________________

        Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

        Transact Other Business
        _______________________

        Vote AGAINST other business when it appears as a voting item.

        Director Elections
        __________________

Vote FOR management nominees in the election of directors, unless:

..    there are clear concerns about the past performance of the company or the board; or

..    the board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

        Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed)

        Director Compensation
        _____________________

Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

        Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

        Discharge of Board and Management
        _________________________________

Vote FOR discharge of the board and management, unless:

..   there are serious questions about actions of the board or management for the year in question; or

    .   legal action is being taken against the board by other shareholders.

        Director, Officer, and Auditor Indemnification and Liability Provisions
        _______________________________________________________________________

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

        Vote AGAINST proposals to indemnify auditors.

        Board Structure
        _______________

Vote FOR proposals to fix board size.
Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

        Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

        Share Issuance Requests
        _______________________

GENERAL ISSUANCES:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

        Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

SPECIFIC ISSUANCES:

        Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

INCREASES IN AUTHORIZED CAPITAL
Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

..    the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

..    the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).

        Vote AGAINST proposals to adopt unlimited capital authorizations.

        Reduction of Capital
        ____________________

        Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders. Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BYCASE basis.

        Capital Structures
        __________________

        Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure. Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

        Preferred Stock
        _______________

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

        Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

        Debt Issuance Requests
        ______________________

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

        Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

        Pledging of Assets for Debt
        ___________________________

        Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

        Increase in Borrowing Powers
        ____________________________

        Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

        Share Repurchase Plans:
        _______________________

Vote FOR share repurchase plans, unless:

..    clear evidence of past abuse of the authority is available; or

     .  the plan contains no safeguards against selective buybacks.

        Reissuance of Shares Repurchased:
        _________________________________

        Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

        Capitalization of Reserves for Bonus Issues/Increase In Par Value:
        __________________________________________________________________

        Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

        Reorganizations/Restructurings:
        _______________________________

        Vote reorganizations and restructurings on a CASE-BY-CASE basis.

        Mergers and Acquisitions:
        _________________________

Vote FOR mergers and acquisitions, unless:

..    the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or

..    the company's structure following the acquisition or merger does not reflect good corporate governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

        ABSTAIN if there is insufficient information available to make an informed voting decision.

        Mandatory Takeover Bid Waivers:
        _______________________________

        Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

        Reincorporation Proposals:
        __________________________

        Vote reincorporation proposals on a CASE-BY-CASE basis.

        Expansion of Business Activities:
        _________________________________

        Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

        Related-Party Transactions:
        ___________________________

        Vote related-party transactions on a CASE-BY-CASE basis.

        Compensation Plans:
        ___________________

        Vote compensation plans on a CASE-BY-CASE basis.

        Antitakeover Mechanisms:
        ________________________

        Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

        Shareholder Proposals:
        ______________________

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

        Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

                                    EXHIBIT B

              [LOGO OF INSTITUTIONAL SHAREHOLDER SERVICES COMPANY]

                  POLICIES, PROCEDURES AND PRACTICES REGARDING
                         POTENTIAL CONFLICTS OF INTEREST

        Although ISS's proxy research covers more than 22,000 companies across 80 markets worldwide, it is rare that we encounter potential conflicts of interest that would preclude us from making a vote recommendation. By applying our voting policies consistently across proxy proposals and by issuing vote recommendations strictly according to policy, potential conflicts of interests are minimized.

        Additionally, we believe that shareholders benefit when issuers use ISS products and services to craft proposals that are consistent with ISS's policies, but we are also aware of the potential conflicts of interest that exist between ISS's proxy advisory service, which provides proxy analyses and vote recommendations to institutional investors, and ISS's corporate services, which provides issuers with information on ISS voting policies.

        To neutralize potential conflicts, ISS has adopted a number of policies and practices to guard against any possible conflicts of interest that could arise:

        REGULATORY OVERSIGHT-ISS is a Registered Investment Advisor and is subject to the regulatory oversight of the Securities and Exchange Commission under the Investment Advisers Act of 1940. Commission staff has performed audits of ISS, including ISS's policies and procedures with respect to potential conflicts.

        BOARD POLICY-The ISS Board of Directors resolved that the development and application of ISS's proxy voting policies, including without limitation the establishment of voting standards and policies and the making of vote recommendations, is and shall remain solely the responsibility of ISS's management and employees who shall at all times act in accordance with the standards set forth in ISS's Code of Conduct.

        OWNERSHIP-ISS will recuse itself from making a vote recommendation in rare cases when an ISS ownership party is the sponsor of a shareholder proposal. When possible, ISS will attempt to engage a qualified third party to perform the proxy analysis and issue an independent recommendation to ISS clients.

        TRANSPARENCY OF VOTING POLICIES-ISS makes its proxy voting policies readily available to issuers and investors. The ISS PROXY VOTING MANUAL, which describes all of ISS's policies and the analytical framework for making vote decisions on every major issue, is available to subscribing institutions and corporations.

Page Two

Policies, Procedures and Practices Regarding

        Potential Conflicts of Interest

        FULL DISCLOSURE-Sunlight is the best disinfectant. Therefore, each ISS corporate advisory relationship with an issuer is disclosed to all ISS institutional subscribers who receive a relevant proxy analysis. ISS policy requires every ISS proxy analysis to carry a disclosure statement if any goods or services were sold to the issuer (or were purchased on its behalf by any of the company's agents) within the past 12 months. This legend is added to the research document via a software program just prior to the delivery of the document. As such, the existence of the advisory arrangements is not revealed to the research analysts as they prepare vote recommendations for the meeting. This process insures that the analyst's objectivity won't be compromised. Upon request of a client, ISS will provide all of the details concerning the specific goods and services sold to the issuer, including the price.

        SEPARATE STAFFS/PHYSICAL SEPARATION-ISS maintains separate staffs for its corporate advisory and proxy analysis operations. The Domestic Research department prepares proxy analyses and vote recommendations. The Corporate Programs department analyzes draft proxies and provides issuers with insights regarding how investors may react to the proposal. These two departments are staffed and managed by different groups of individuals. To avoid accidental discovery of a corporate client, Corporate Programs uses segregated office equipment and information databases.

        NO GUARANTEES-Issuers purchasing corporate advisory services or access to a web-based product sign an agreement that acknowledges that utilization of such services in no way guarantees a positive vote recommendation from ISS's Proxy Advisory Service. (In fact, approximately 25 percent of all issuers who use ISS's services subsequently submit proposals that receive a negative recommendation from ISS's Proxy Advisory Service, a sure indicator that there is no quid pro quo.)

        BLACKOUT PERIOD-Corporate Programs staff will only work with issuers or their representatives when no "live" voting issue is pending. Inquiries from issuers or their advisers that are received while ISS is actively preparing a proxy analysis are routed to the Domestic Research department. This "blackout period" runs from immediately after definitive proxy materials are filed with the SEC through the date of the shareholders' meeting.

        NO BACKROOM DEALS-ISS requires issuers to provide written documentation-signed by an executive level manager-before it will incorporate any previously undisclosed information or data into a proxy analysis. These executed documents are referenced or reproduced in the proxy analysis and are available to clients upon request.

        We manage all aspects of our business with the highest level of integrity and take extraordinary care to ensure that complete objectivity is maintained within our research and advisory operations.

                                                             Updated: April 2003

        OPPENHEIMERFUNDS, INC.
        498 SEVENTH AVENUE
        NEW YORK, NEW YORK 10018

        OPPENHEIMER FUNDS PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES AUGUST 1, 2003

        These PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES set forth the proxy voting guidelines and procedures adopted by the boards of the Oppenheimer funds to be followed by the Oppenheimer funds in voting proxies relating to securities held by (i) the Oppenheimer funds, and (ii) the funds for which OppenheimerFunds, Inc. ("OFI") is the sub-advisor unless OFI has been directed to the contrary in writing by the fund's adviser.

A.      ACCOUNTS FOR WHICH OFI HAS PROXY VOTING RESPONSIBILITY
        ______________________________________________________

        Under the investment advisory agreement between OFI and each Oppenheimer fund, OFI regularly provides investment advice and recommendations to the fund with respect to its investments, investment policies and the purchase and sale of securities. Voting proxies relating to securities held by the fund ("portfolio proxies") is within OFI's responsibility to supervise the fund's investment program.

        In addition, OFI is the sub-adviser for more than 20 funds across 12 outside fund families. Pursuant to the sub-advisory agreement between OFI and each such fund's advisor, OFI is responsible for portfolio proxy voting unless the adviser has directed OFI to the contrary in writing.

B.      OBJECTIVE
        _________

..    OFI has a fiduciary duty under its investment advisory and sub-advisory agreements to vote portfolio proxies in the best interests of the fund and its shareholders. OFI undertakes to vote portfolio proxies with a view to enhancing the value of the company's stock held by the funds.

     When making proxy voting decisions on behalf of the Funds, OFI adheres to its Proxy Voting Guidelines. These Guidelines set forth OFI's position on routine issues and parameters for assessing non-routine issues.

     In the case of social and political responsibility issues, OFI believes they do not primarily involve financial considerations and OFI abstains from voting on those issues.

C.      PROXY VOTING AGENT
        __________________

        OFI has retained INSTITUTIONAL SHAREHOLDER SERVICES ("ISS") of Baltimore, Maryland as its proxy voting agent. ISS is a leading proxy research, voting and vote reporting service. OFI has directed the custodian bank for each fund advised or sub-advised by OFI to forward portfolio proxies to ISS.

        ISS apprises OFI electronically via postings to a password-protected website of pending shareholder meetings. ISS votes each fund's portfolio proxies per the Oppenheimer Funds Portfolio Proxy Voting Guidelines. As part of the electronic posting of upcoming shareholder meeting, ISS includes (i) the company's recommended vote for each proposal, (ii) the ISS recommended vote for each proposal, and (iii) any associated ISS research. A designated OFI paralegal is responsible for monitoring the ISS electronic postings, and for conveying the voting instructions of OFI's portfolio managers in those instances where the OFI policy is to vote a particular type of proposal on a case-by-case basis. Although OFI may consider the ISS research and analysis as part of its own review of a proxy proposal, OFI bears ultimate responsibility for how portfolio proxies are voted.

        ISS maintains records of portfolio proxy voting. ISS provides quarterly reports to OFI's Legal Department that include the information required by the SEC rules, including for each voting security owned by each fund:

     .  The name of the issuer of the portfolio security;
     .  The exchange ticker symbol of the portfolio security;
     .  The CUSIP number for the portfolio security;
     .  The shareholder meeting date;
     .  A brief identification of the matter voted on;
     . Whether the matter was proposed by the issuer or by a security holder; . Whether the fund cast its vote on the matter;
     . How the fund cast its vote (E.G., for or against proposal, or abstain; for or withhold regarding election of directors); and
     .  Whether the fund cast its vote for or against management.

        The ISS reports also include the ISS recommended vote on each proposal.

D.      PROXY VOTING COORDINATOR
        ________________________

        The Proxy Voting Coordinator, who reports to a senior attorney within OFI's Legal Department, is responsible for monitoring proxy voting by the proxy voting agent. The Proxy Voting Coordinator deals directly with the proxy voting agent and, as to questions referred by the proxy voting agent, will solicit recommendations and instructions from OFI's investment professionals, as appropriate. The Proxy Voting Coordinator will review the investment professionals' recommendation with the senior attorney in determining how to vote the portfolio proxy. The Proxy Voting Coordinator is responsible for ensuring that these questions are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting agent.

E.      CONFLICTS OF INTEREST
        _____________________

        OFI's primary consideration when voting proxies is the financial interests of the Funds and their shareholders. It is possible that a conflict of interest may arise between the interests of the Fund's shareholders and OFI or its directly-controlled affiliates in voting a portfolio proxy. A potential conflict of interest situation may include where an OFI directly-controlled affiliate manages or administers the assets of a pension plan of the company soliciting the proxy, and failure to vote the proxy as recommended by the company's management might harm the OFI affiliate's business relationship with the company. In order to prevent potential conflicts of interest between OFI and its directly-controlled affiliates, OFI and its directly-controlled affiliates each maintain separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. When voting proxies on behalf of Fund shareholders, OFI votes in a manner consistent with the best interest of the Fund and its shareholders, and votes a company's proxies without regard to any other business relationship between OFI (or its directly-controlled affiliates) and the company.

F.      PROXY VOTING GUIDELINES
        _______________________

        The Portfolio Proxy Voting Guidelines adopted by the boards of the Oppenheimer funds are attached. The importance of various issues shifts as political, economic and corporate governance issues come to the forefront and then recede. The Oppenheimer Funds Portfolio PROXY VOTING GUIDELINES address the issues OFI has most frequently encountered in the past several years.

               OPPENHEIMER FUNDS PORTFOLIO PROXY VOTING GUIDELINES
               ___________________________________________________
                                 AUGUST 1, 2003

SUMMARY

With reference to the Proxy Voting Guidelines set forth below, highlights of the Oppenheimer funds' current policies on routine and non-routine proxy proposals may be summarized as follows:

..    We vote with the recommendation of the company's management on routine matters, including election of directors nominated by management and ratification of auditors, unless circumstances indicate otherwise.

..    In general, we oppose anti-takeover proposals and support elimination of anti-takeover proposals, absent unusual circumstances.

..    We support shareholder proposals to reduce a super-majority vote requirement.

..    We oppose management proposals to add a super-majority vote requirement.

..    We oppose proposals to classify the board of directors. A company that has a classified, or staggered, board is one in which directors are typically divided into three classes, with each class serving three-year terms; each class's reelection occurs in different years. In contrast, all directors of an annually elected board serve one-year terms and the entire board stands for election each year. We believe classified boards inappropriately limit the ability of shareholders to effect change in a board's composition.

..    We support proposals to eliminate cumulative voting. Cumulative voting permits a shareholder to amass (cumulate) all his or her votes for directors and apportion these votes among one, a few, or all of the directors on a multi-candidate slate. We believe cumulative voting promotes special interest candidates who may not represent the interests of all shareholders.

..    We oppose re-pricing of stock options.

..    In general, we consider executive compensation questions such as stock option plans and bonus plans to be ordinary business activity. We analyze stock option plans, paying particular attention to their dilutive effect. While we generally support management proposals, we oppose compensation plans we consider to be excessive.

                                OPPENHEIMER FUNDS
                             PROXY VOTING GUIDELINES
                             _______________________

1.0     THE BOARD OF DIRECTORS

1.01    Voting on Director Nominees
        ___________________________

        Vote FOR each Director Nominee, except:

                Vote against individual Director if he/she attended less than 75% of Board meetings; vote against employee-director who sits on audit, compensation or nominating committee; vote against entire board if company lacks either an audit, compensation or nominating committee; vote against entire Board if company has poor long-term performance (to be reviewed CASE-BY-CASE).

                EXAMPLES of poor long-term performance include: negative 5-year
                ________
                annualized shareholder return, or under-performance against the company's peer group and/or index for 5 consecutive years.

1.02    Elect Compensation Committee or Audit Committee

        OPPOSE if Committee is not fully composed of Independent Directors.

        An Independent Director is defined as a director that:

    . Has not been employed by the company or any affiliate in an executive capacity within the last five years.

    . Is not a member of a firm that is one of this company's paid advisors or consultants.

    .   Is not employed by a significant customer or supplier of the company.

    .   Does not have a personal services contract with the company.

    . Is not employed by a tax-exempt organization that receives significant contributions from the company.

    . Is not a relative of the management of the company ("relative" defined as a parent, spouse of a parent, child, spouse of a child, spouse, brother or sister, and includes step and adoptive relationships.

    . Has not had any business relationship that would be required to be disclosed under Regulation S-K.

    . a director's fees must be the sole compensation an audit committee member receives from the company./4/

1.03    Establish a Nominating Committee

        OPPOSE if less than all Directors on the Nominating Committee are Independent Directors.

----------
     /4/ Per the proposed NYSE corporate governance standards for listed companies.

1.04    Limit Composition of Committee(s) to Independent Directors

        Review on a CASE-BY-CASE basis. Audit, Compensation and Nominating/Corporate Governance Committees shall be fully composed of Independent Directors; a majority of all other Committees shall be composed of Independent Directors.

1.05    Require that Directors' Fees be Paid in Stock

        Vote WITH MANAGEMENT.

1.06    Approve Increase in Board Size

        Consider on a CASE-BY-CASE basis, with consideration given to maintaining or improving ratio of Independent/Non-Independent Directors.

1.07    Approve Decrease in Board Size
        ______________________________

                SUPPORT if maintaining or improving ratio of Independent/Non-Independent Directors.

1.08    Classify Board of Directors
        ___________________________

        Vote AGAINST proposal to classify the board of directors.

        Vote FOR proposals to repeal classified boards and to elect all directors annually.

        In addition, if more than 50% of shareholders request repeal of the classified board and the board remains classified, withhold votes for those directors at the next meeting at which directors are elected.

        DISCUSSION. A company that has a classified, or staggered, board is one in which directors are typically divided into three classes, with each class serving three-year terms; each class's reelection occurs in different years. In contrast, all directors of an annually elected board serve one-year terms and the entire board stands for election each year. We believe classified boards inappropriately limit the ability of shareholders to effect change in a board's composition.

1.09    Officers/Directors Liability and Indemnification
        ________________________________________________

                SUPPORT proposal if it conforms to state law.

1.10    Director Age Restrictions
        _________________________

        OPPOSE proposal to impose or lower director age restrictions. We believe management is in the best position to assess whether if a Director is functioning effectively.

1.11    Establish Term Limits for Directors
        ___________________________________

        Vote WITH MANAGEMENT.

1.12    Mandatory Retirement Age for Directors
        ______________________________________

        OPPOSE provided there are term limits for Directors.

1.13    Separate CEO & Chairman Positions
        _________________________________

                Vote WITH MANAGEMENT. We believe the working relationship between a company and its board is an ordinary business matter to be determined by management in recommending whether to separate the CEO and Chairman positions.

1.14    Require Annual Election of Directors
        ____________________________________

                Vote FOR. Also support a shareholder proposal that the Independent Directors meet regularly without management.

1.15    Require that a Majority of Directors be Independent
        ___________________________________________________

        Vote FOR proposal that a majority of Directors be Independent.

        Consider proposals that MORE THAN A MAJORITY of Directors be Independent on a CASE-BY-CASE basis.

1.16    Establish Director Stock Ownership Requirements
        _______________________________________________

                Vote WITH MANAGEMENT

2.0     Auditors

2.01    Ratify Selection of Auditors
        ____________________________

        Vote FOR proposal to ratify selection of auditors, unless the auditor has failed to qualify as independent under the Sarbanes-Oxley Act of 2002. For example, in an effort to reduce conflicts of interest in services performed by audit firms, the Sarbanes-Oxley Act of 2002 prohibits auditors from engaging in nine categories of non-audit services.

2.02    Approve Discharge of Auditors
        _____________________________

        Examine on a CASE-BY-CASE basis.

2.03    Audit Firm Rotation
        ___________________

        Vote AGAINST shareholder proposal asking for audit firm rotation.

Section 203 of the Sarbanes-Oxley Act adequately addresses rotation, in the context of partner rotation. Section 203 specifies that the lead and concurring partner must be subject to rotation requirements after five years. The rules specify that the lead and concurring partner must rotate after five years and be subject to a five-year "time out" period after rotation. Additionally, certain other significant audit partners are subject to a seven-year rotation requirement with a two-year time out period.

OFI believes that requiring audit firm rotation, given the few choices remaining among top tier accounting firms, is unduly burdensome.

3.0     Proxy Contest Defenses

3.01    Eliminate Cumulative Voting
        ___________________________

        Vote FOR proposal to eliminate cumulative voting.

                Cumulative voting permits a shareholder to amass (cumulate) all his or her votes for directors and apportion these votes among one, a few, or all of the directors on a multi-candidate slate. We believe cumulative voting promotes special interest candidates who may not represent the interests of all shareholders.

3.02    Provide for Confidential Voting

        OPPOSE.

        If a proxy solicitor loses the right to inspect individual proxy cards in advance of a meeting, this could result in many cards being voted improperly (wrong signatures, for example) or not at all, with the result that companies fail to reach a quorum count at their annual meetings, and therefore these companies to incur the expense of second meetings or votes.

4.0     TENDER OFFER DEFENSES

4.01    Management Proposal to adopt shareholders rights plan ("poison pill")
        _____________________________________________________________________

                These plans are generally adopted to discourage "hostile" advances on a company. In one common type of plan, shareholders are issued rights to purchase shares at a bargain price if a raider acquires a certain percentage of the company's outstanding shares.

        OFI will generally OPPOSE adopting "poison pill" plans unless the following factors are present: (1) sunset provision of three years; qualifying clause that permits shareholders to redeem the pill in the face of a bona fide tender offer; and record of giving shareholders an opportunity to consider prior tender offers; and (2) absence of other takeover defenses or provisions for independent director review of poison pill, with option to renew poison pill.

4.02    Submit Poison Pill to Shareholder Vote
        ______________________________________

        Vote FOR.

4.03    Allow Board to use all outstanding capital authorizations in the event
        ______________________________________________________________________
        of public tender or share exchange offer
        ________________________________________

         OPPOSE.

4.04    Super-Majority Vote Requirements
        ________________________________

        Vote FOR shareholder proposal to reduce super-majority vote requirement.

        Vote AGAINST management proposal to require supermajority vote.

4.05    Anti-Greenmail Amendments
        _________________________

        Greenmail proposals, submitted by both management and shareholders, are aimed at preventing a company from buying a large block of its own stock at an above-market price in order to prevent a takeover or proxy fight. OFI believes greenmail provides no economic benefit to anyone but the greenmailer.

        Vote FOR proposals to adopt anti-greenmail amendments of the company's bylaws or articles of incorporation or that otherwise restrict a company's ability to make greenmail payments.

5.0     CORPORATE GOVERNANCE

5.01    Establish Shareholder Advisory Committee
        ________________________________________

                             Vote WITH MANAGEMENT

5.02    Shareholders' Right to Call a Special Meeting
        _____________________________________________

        Vote FOR shareholder proposal to enable shareholders to call special meeting consistent with state statutes.

6.0     CAPITAL STRUCTURE

6.01    Increase Authorized Common Stock
        ________________________________

        SUPPORT up to 100% of current authorization, in absence of specific need for additional authorization.

6.02    Issue Tracking Stock
        ____________________

                In these situations, a company creates a new class of stock that is tied to a specific segment of the company. The general assumption is that the company as a whole is undervalued. The rationale for the tracking stock is that it enables investors to more effectively analyze the designated segment of the company, leading to a higher overall value for the company.

                OPPOSE if creation of tracking stock is bundled with adverse corporate governance changes.

6.03    Submit Preferred Stock Issuance to Vote
        _______________________________________

                SUPPORT shareholder proposal to submit preferred stock issuance to shareholder vote.

6.04    Issue "Blank Check" Preferred Stock
        ___________________________________

        OPPOSE issuance of "blank check" preferred stock, which could be used for the "poison pill" defense.

6.05    Increase Authorization of "Blank Check" Preferred Stock
        _______________________________________________________

        OPPOSE unless: (i) class of stock has already been approved by shareholders and (ii) the company has a record of issuing preferred stock for legitimate financing purposes.

6.06    Pledge of Assets for Debt (Generally, Foreign Issuers)
        ______________________________________________________

        In certain foreign markets, such as France, Latin America and India, companies often propose to pledge assets for debt, or seek to issue bonds which increase debt-to-equity ratios up to 300 percent.

        OFI will consider these proposals on a CASE-BY-CASE basis. Generally, OFI will support increasing the debt-to-equity ratio to 100 percent. Any increase beyond 100 percent will require further assessment, with a comparison of the company to its industry peers or country of origin.

7.0     COMPENSATION

        We review compensation proposals on a CASE-BY-CASE basis.

        In general, OFI considers compensation questions such as stock option plans and bonus plans to be ordinary business activity. We analyze stock option plans, paying particular attention to their dilutive effect (see section 7.04, below). While we generally support management proposals, we oppose compensation proposals we believe are excessive, with consideration of factors including the company's industry, market capitalization, revenues and cash flow.

7.01    Employee Stock Purchase Plan
        ____________________________

        Vote FOR unless the offering period exceeds 12 months.

7.02    Cash Bonus Plan
        _______________

        Consider on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as cash bonus plans to be ordinary business activity. While we generally support management proposals, we oppose compensation proposals we believe are excessive.

7.03    Non-Employee Director Stock Plans
        _________________________________

        Vote IN FAVOR if the number of shares reserved is less than 3% of outstanding shares, and the exercise price is 100% of fair market value.

7.04    Executive Stock Based Plans
        ___________________________

        OFI generally votes FOR management proposals, unless we believe the proposal is excessive.

        In casting its vote, OFI reviews the ISS recommendation per a "transfer of wealth" binomial formula that determines an appropriate cap for the wealth transfer based upon the company's industry peers./5/

7.05    Bonus for Retiring Director
        ___________________________

        Examine on a CASE-BY CASE basis. Factors we consider typically include length of service, company's accomplishments during the Director's tenure, and whether we believe the bonus is commensurate with the Director's contribution to the company. .

7.06    Proposal to Re-price Stock Options
        __________________________________

        OPPOSE.

7.07    Submit Severance Agreement to Shareholder Vote
        ______________________________________________

        Vote AGAINST shareholder proposal to submit severance agreements to shareholder vote.

7.08    Shareholder Proposal to Limit Executive Compensation
        ____________________________________________________

                              Vote WITH MANAGEMENT

7.09    Shareholder Proposal to Submit Executive Compensation to Shareholder
        ____________________________________________________________________
        Vote
        ____

                              Vote WITH MANAGEMENT

----------
/1/ As part of its binomial formula, ISS considers long-term corporate performance (both absolute and relative to the industry), cash compensation, categorization of the company as emerging, growth or mature, and administrative features (such as whether the administering committee is permitted to re-price out-of-money options without shareholder approval). If ISS determines that the "transfer of shareholder wealth" (the dollar cost to shareholders of the executive compensation plan) would be excessive under its model, ISS will recommend a vote against the executive stock-based compensation plan.

7.10    Treatment of Stock Option Awards: Require Expensing of Stock Options
        ____________________________________________________________________
        Awards
        ______

        Until there is certainty on the required accounting treatment for expensing of stock options, consider shareholder proposals requiring that stock options be expensed on a CASE-BY-CASE basis. Factors we consider typically include the time period over which the options were granted, the methodology for valuing the options, and the impact on the company's balance sheet.

8.0     STATE OF INCORPORATION

8.01    Proposal to Change the Company's State of Incorporation
        _______________________________________________________

        Examine on a CASE-BY-CASE basis taking into account impact of state takeover statutes.

9.0     MERGERS AND RESTRUCTURING

9.01    Mergers and Acquisitions
        ________________________

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis. Factors considered typically include: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

9.02    Corporate Restructuring
        _______________________

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales should be considered on a CASE-BY-CASE basis.

9.03    Spin-offs
        _________

Votes on spin-offs should be considered on a CASE-BY-CASE basis. Factors considered typically include: tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

9.04    Asset Sales
        ___________

Votes on asset sales should be made on a CASE-BY-CASE basis. Factors considered typically include: the impact on the balance sheet/working capital, value received for the asset, and potential elimination of non-economies of scale.

9.05    Liquidations
        ____________

Votes on liquidations should be made on a CASE-BY-CASE basis. Factors considered typically include: management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

9.06    Appraisal Rights
        ________________

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

9.07    Changing Corporate Name
        _______________________

        Vote WITH MANAGEMENT. We believe this to be an ordinary business matter to be determined by management.

9.08    Severance Agreements that are Operative in Event of Change of Control
        _____________________________________________________________________

Review CASE-BY-CASE, with consideration given to ISS "transfer-of-wealth" analysis (see footnote to section 7.04, above).

                    PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

                      PROXY VOTING POLICIES AND PROCEDURES

The following are general proxy voting policies and procedures ("Policies and Procedures") adopted by Pacific Investment Management Company LLC ("PIMCO"), an investment adviser registered under the Investment Advisers Act of 1940, as amended ("Advisers Act")./6/ PIMCO serves as the investment adviser to a wide range of domestic and international clients, including investment companies registered under the Investment Company Act of 1940, as amended ("1940 Act") and separate investment accounts for other clients./7/ These Policies and Procedures are adopted to ensure compliance with Rule 206(4)-6 under the Advisers Act, other applicable fiduciary obligations of PIMCO and the applicable rules and regulations of the Securities and Exchange Commission ("SEC") and interpretations of its staff. In addition to SEC requirements governing advisers, PIMCO's Policies and Procedures reflect the long-standing fiduciary standards and responsibilities applicable to investment advisers with respect to accounts subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), as set forth in the Department of Labor's rules and regulations./8/

PIMCO will implement these Policies and Procedures for each of its respective clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client's proxies. PIMCO's authority to vote proxies on behalf of its clients is established by its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client's assets. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, these Policies and Procedures also apply to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures./9/

Set forth below are PIMCO's Policies and Procedures with respect to any voting or consent rights of advisory clients over which PIMCO has discretionary voting authority. These Policies and Procedures may be revised from time to time.

GENERAL STATEMENTS OF POLICY

----------
     /6/ These Policies and Procedures are adopted by PIMCO pursuant to Rule 206(4)-6 under the Advisers Act, effective August 6, 2003. SEE PROXY VOTING BY INVESTMENT ADVISERS, IA Release No. 2106 (January 31, 2003).

     /7/ These Policies and Procedures address proxy voting considerations under U.S. law and regulations and do not address the laws or requirements of other jurisdictions.

     /8/  Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29,
1994). If a client is subject to ERISA, PIMCO will be responsible for voting proxies with respect to the client's account, unless the client has expressly retained the right and obligation to vote the proxies, and provided prior written notice to PIMCO of this retention.

     /9/ For purposes of these Policies and Procedures, proxy voting includes any voting rights, consent rights or other voting authority of PIMCO on behalf of its clients.

These Policies and Procedures are designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO's clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances. PIMCO may abstain from voting a client proxy under the following circumstances: (1) when the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant; or (2) when the cost of voting the proxies outweighs the benefits.

CONFLICTS OF INTEREST
PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client's best interest by pursuing any one of the following courses of action:

        1. convening an ad-hoc committee to assess and resolve the conflict;/10/
        2. voting in accordance with the instructions/consent of a client after providing notice of and disclosing the conflict to that client;
        3. voting the proxy in accordance with the recommendation of an independent third-party service provider;
        4. suggesting that the client engage another party to determine how the proxies should be voted;
        5. delegating the vote to an independent third-party service provider; or
        6. voting in accordance with the factors discussed in these Policies and Procedures.

PIMCO will document the process of resolving any identified material conflict of interest.

REPORTING REQUIREMENTS AND THE AVAILABILITY OF PROXY VOTING RECORDS
Except to the extent required by applicable law or otherwise approved by PIMCO, PIMCO will not disclose to third parties how it voted a proxy on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients (E.G., trustees or consultants retained by the client), how PIMCO voted such client's proxy. In addition, PIMCO provides its clients with a copy of these Policies and Procedures or a concise summary of these Policies and Procedures: (i) in Part II of Form ADV; (ii) together with a periodic account statement in a separate mailing; or (iii) any other means as determined by PIMCO. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how PIMCO voted that client's proxies is available upon request.

----------
     /10/ Any committee must be comprised of personnel who have no direct interest in the outcome of the potential conflict.

PIMCO RECORD KEEPING
PIMCO or its agent maintains proxy voting records as required by Rule 204-2(c) of the Advisers Act. These records include: (1) a copy of all proxy voting policies and procedures; (2) proxy statements (or other disclosures accompanying requests for client consent) received regarding client securities (which may be satisfied by relying on obtaining a copy of a proxy statement from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system or a third party provided that the third party undertakes to provide a copy promptly upon request); (3) a record of each vote cast by PIMCO on behalf of a client; (4) a copy of any document created by PIMCO that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) a copy of each written client request for proxy voting records and any written response from PIMCO to any (written or oral) client request for such records. Additionally, PIMCO or its agent maintains any documentation related to an identified material conflict of interest. Proxy voting books and records are maintained by PIMCO or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of PIMCO or its agent.

REVIEW AND OVERSIGHT
PIMCO's proxy voting procedures are described below. PIMCO's Compliance Group will provide for the supervision and periodic review, no less than on a quarterly basis, of its proxy voting activities and the implementation of these Policies and Procedures. Because PIMCO has contracted with State Street Investment Manager Solutions, LLC ("IMS West") to perform portfolio accounting, securities processing and settlement processing on behalf of PIMCO, certain of the following procedures involve IMS West in administering and implementing the proxy voting process. IMS West will review and monitor the proxy voting process to ensure that proxies are voted on a timely basis.
        1. TRANSMIT PROXY TO PIMCO. IMS West will forward to PIMCO's Middle Office Group each proxy received from registered owners of record (E.G., custodian bank or other third party service providers).
        2. CONFLICTS OF INTEREST. PIMCO's Middle Office Group will review each proxy to determine whether there may be a material conflict between PIMCO and its client. As part of this review, the group will determine whether the issuer of the security or proponent of the proposal is a client of PIMCO, or if a client has actively solicited PIMCO to support a particular position. If no conflict exists, this group will forward each proxy to the appropriate portfolio manager for consideration. However, if a conflict does exist, PIMCO's Middle Office Group will seek to resolve any such conflict in accordance with these Policies and Procedures.
        3. VOTE. The portfolio manager will review the information, will vote the proxy in accordance with these Policies and Procedures and will return the voted proxy to PIMCO's Middle Office Group.
        4. REVIEW. PIMCO's Middle Office Group will review each proxy that was submitted to and completed by the appropriate portfolio manager. PIMCO's Middle

Office Group will forward the voted proxy back to IMS West with the portfolio manager's decision as to how it should be voted.
        5. TRANSMITTAL TO THIRD PARTIES. IMS West will document the portfolio manager's decision for each proxy received from PIMCO's Middle Office Group in a format designated by the custodian bank or other third party service provider. IMS West will maintain a log of all corporate actions, including proxy voting, which indicates, among other things, the date the notice was received and verified, PIMCO's response, the date and time the custodian bank or other third party service provider was notified, the expiration date and any action taken.
        6. INFORMATION BARRIERS. Certain entities controlling, controlled by, or under common control with PIMCO ("Affiliates") may be engaged in banking, investment advisory, broker-dealer and investment banking activities. PIMCO personnel and PIMCO's agents are prohibited from disclosing information regarding PIMCO's voting intentions to any Affiliate. Any PIMCO personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which PIMCO or its delegate intend to vote on a specific issue must terminate the contact and notify the Compliance Group immediately.

CATEGORIES OF PROXY VOTING ISSUES
In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO considers each proposal on a case-by-case basis, taking into consideration various factors and all relevant facts and circumstances at the time of the vote. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or shareholders, because PIMCO believes the recommendations by the issuer generally are in shareholders' best interests, and therefore in the best economic interest of PIMCO's clients. The following is a non-exhaustive list of issues that may be included in proxy materials submitted to clients of PIMCO, and a non-exhaustive list of factors that PIMCO may consider in determining how to vote the client's proxies.

        BOARD OF DIRECTORS
        1. INDEPENDENCE. PIMCO may consider the following factors when voting on director independence issues: (i) majority requirements for the board and the audit, nominating, compensation and/or other board committees; and (ii) whether the issuer adheres to and/or is subject to legal and regulatory requirements.
        2. DIRECTOR TENURE AND RETIREMENT. PIMCO may consider the following factors when voting on limiting the term of outside directors: (i) the introduction of new viewpoints on the board; (ii) a reasonable retirement age for the outside directors; and (iii) the impact on the board's stability and continuity.
        3. NOMINATIONS IN ELECTIONS. PIMCO may consider the following factors when voting on uncontested elections: (i) composition of the board; (ii) nominee availability and attendance at meetings; (iii) any investment made by the nominee in the issuer; and (iv) long-term corporate performance and the price of the issuer's securities.
        4. SEPARATION OF CHAIRMAN AND CEO POSITIONS. PIMCO may consider the following factors when voting on proposals requiring that the positions of chairman of the board and the chief executive officer not be filled by the same person: (i) any potential conflict of interest with respect to the board's ability to review and oversee management's actions; and (ii) any potential effect on the issuer's productivity and efficiency.
        5. D&O INDEMNIFICATION AND LIABILITY PROTECTION. PIMCO may consider the following factors when voting on proposals that include director and officer indemnification and liability protection: (i) indemnifying directors for conduct in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (E.G. negligence); and (iv) providing expanded coverage in cases where a director's legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company.

        6. STOCK OWNERSHIP. PIMCO may consider the following factors when voting on proposals on mandatory share ownership requirements for directors: (i) the benefits of additional vested interest in the issuer's stock; (ii) the ability of a director to fulfill his duties to the issuer regardless of the extent of his stock ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

        PROXY CONTESTS AND PROXY CONTEST DEFENSES
        1. CONTESTED DIRECTOR NOMINATIONS. PIMCO may consider the following factors when voting on proposals for director nominees in a contested election:
(i) background and reason for the proxy contest; (ii) qualifications of the director nominees; (iii) management's track record; (iv) the issuer's long-term financial performance within its industry; (v) assessment of what each side is offering shareholders; (vi) the likelihood that the proposed objectives and goals can be met; and (vii) stock ownership positions of the director nominees.
        2. REIMBURSEMENT FOR PROXY SOLICITATION EXPENSES. PIMCO may consider the following factors when voting on reimbursement for proxy solicitation expenses: (i) identity of the persons who will pay the expenses;
(ii) estimated total cost of solicitation; (iii) total expenditures to date;
(iv) fees to be paid to proxy solicitation firms; and (v) when applicable, terms of a proxy contest settlement.
        3. ABILITY TO ALTER THE SIZE OF THE BOARD BY SHAREHOLDERS. PIMCO may consider whether the proposal seeks to fix the size of the board and/or require shareholder approval to alter the size of the board.
        4. ABILITY TO REMOVE DIRECTORS BY SHAREHOLDERS. PIMCO may consider whether the proposal allows shareholders to remove directors with or without cause and/or allow shareholders to elect directors and fill board vacancies.
        5. CUMULATIVE VOTING. PIMCO may consider the following factors when voting on cumulative voting proposals: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director(s) of their choosing; and (iii) any potential limitation placed on the director's ability to work for all shareholders.

        6. SUPERMAJORITY SHAREHOLDER REQUIREMENTS. PIMCO may consider all relevant factors, including but not limited to limiting the ability of shareholders to effect change when voting on supermajority requirements to approve an issuer's charter or bylaws, or to approve a merger or other significant business combination that would require a level of voting approval in excess of a simple majority.

        TENDER OFFER DEFENSES
        1. CLASSIFIED BOARDS. PIMCO may consider the following factors when voting on classified boards: (i) providing continuity to the issuer; (ii) promoting long-term planning for the issuer; and (iii) guarding against unsolicited takeovers.
        2. POISON PILLS. PIMCO may consider the following factors when voting on poison pills: (i) supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price clearly below the true value of the issuer.
        3. FAIR PRICE PROVISIONS. PIMCO may consider the following factors when voting on proposals with respect to fair price provisions: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and
(iv) whether these provisions are bundled with other anti-takeover measures (e.g., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

        CAPITAL STRUCTURE
        1. STOCK AUTHORIZATIONS. PIMCO may consider the following factors to help distinguish between legitimate proposals to authorize increases in common stock for expansion and other corporate purchases and those proposals designed primarily as an anti-takeover device: (i) the purpose and need for the stock increase; (ii) the percentage increase with respect to the authorization currently in place; (iii) voting rights of the stock; and (iv) overall capitalization structure of the issuer.
        2. ISSUANCE OF PREFERRED STOCK. PIMCO may consider the following factors when voting on the issuance of preferred stock: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.
        3. STOCK SPLITS. PIMCO may consider the following factors when voting on stock splits: (i) the percentage increase in the number of shares with respect to the issuer's existing authorized shares; and (ii) the industry that the issuer is in and the issuer's performance in that industry.
        4. REVERSED STOCK SPLITS. PIMCO may consider the following factors when voting on reverse stock splits: (i) the percentage increase in the shares with respect to the issuer's existing authorized stock; and (ii) issues related to delisting the issuer's stock.

        EXECUTIVE AND DIRECTOR COMPENSATION
        1. STOCK OPTION PLANS. PIMCO may consider the following factors when voting on stock option plans: (i) whether the stock option plan expressly permits the repricing of options; (ii) whether the plan could result in earnings dilution of greater than a specified percentage of shares outstanding; (iii) whether the plan has an option exercise price below the market price on the day of the grant; (iv) whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause; and (v) whether the stock option plan has certain other embedded features.

        2. DIRECTOR COMPENSATION. PIMCO may consider the following factors when voting on director compensation: (i) whether director shares are at the same market risk as those of the issuer's shareholders; and (ii) how stock option programs for outside directors compare with the standards of internal stock option programs.

        3. GOLDEN AND TIN PARACHUTES. PIMCO may consider the following factors when voting on golden and/or tin parachutes: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

        STATE OF INCORPORATION
        STATE TAKEOVER STATUTES. PIMCO may consider the following factors when voting on proposals to opt out of a state takeover statute: (i) the power the statute vests with the issuer's board; (ii) the potential of the statute to stifle bids; and (iii) the potential for the statute to empower the board to negotiate a better deal for shareholders.

        MERGERS AND RESTRUCTURINGS
        1. MERGERS AND ACQUISITIONS. PIMCO may consider the following factors when voting on a merger and/or acquisition: (i) anticipated financial and operating benefits as a result of the merger or acquisition; (ii) offer price; (iii) prospects of the combined companies; (iv) how the deal was negotiated; and (v) changes in corporate governance and the potential impact on shareholder rights. PIMCO may also consider what impact the merger or acquisition may have on groups/organizations other than the issuer's shareholders.
        2. CORPORATE RESTRUCTURINGS. With respect to a proxy proposal that includes a spin-off, PIMCO may consider the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives. With respect to a proxy proposal that includes an asset sale, PIMCO may consider the impact on the balance sheet or working capital and the value received for the asset. With respect to a proxy proposal that includes a liquidation, PIMCO may consider management's efforts to pursue alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

        INVESTMENT COMPANY PROXIES

For a client that is invested in an investment company, PIMCO votes each proxy of the investment company on a case-by-case basis and takes all reasonable steps to ensure that proxies are voted consistent with all applicable investment policies of the client and in accordance with any resolutions or other instructions approved by authorized persons of the client.

For a client that is invested in an investment company that is advised by PIMCO or its affiliates, if there is a conflict of interest which may be presented when voting for the client (E.G., a proposal to approve a contract between PIMCO and the investment company), PIMCO will resolve the conflict by doing any one of the following: (i) voting in accordance with the instructions/consent of the client after providing notice of and disclosing the conflict to that client;
(ii) voting the proxy in accordance with the recommendation of an independent third-party service provider; or (iii) delegating the vote to an independent third-party service provider.

        1. ELECTION OF DIRECTORS OR TRUSTEES. PIMCO may consider the following factors when voting on the director or trustee nominees of a mutual fund: (i) board structure, director independence and qualifications, and compensation paid by the fund and the family of funds; (ii) availability and attendance at board and committee meetings; (iii) investments made by the nominees in the fund; and (iv) the fund's performance.

        2. CONVERTING CLOSED-END FUND TO OPEN-END FUND. PIMCO may consider the following factors when voting on converting a closed-end fund to an open-end fund: (i) past performance as a closed-end fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address any discount of the fund's shares; (iv) past shareholder activism; (v) board activity; and (vi) votes on related proposals.

        3. PROXY CONTESTS. PIMCO may consider the following factors related to a proxy contest: (i) past performance of the fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address past shareholder activism; (iv) board activity; and (v) votes on related proposals.

        4. INVESTMENT ADVISORY AGREEMENTS. PIMCO may consider the following factors related to approval of an investment advisory agreement: (i) proposed and current fee arrangements/schedules; (ii) fund category/investment objective;
(iii) performance benchmarks; (iv) share price performance as compared with peers; and (v) the magnitude of any fee increase and the reasons for such fee increase.

        5. POLICIES ESTABLISHED IN ACCORDANCE WITH THE 1940 ACT. PIMCO may consider the following factors: (i) the extent to which the proposed changes fundamentally alter the investment focus of the fund and comply with SEC interpretation; (ii) potential competitiveness; (iii) regulatory developments; and (iv) current and potential returns and risks.

        6. CHANGING A FUNDAMENTAL RESTRICTION TO A NON-FUNDAMENTAL RESTRICTION. PIMCO may consider the following when voting on a proposal to change a fundamental restriction to a non-fundamental restriction: (i) reasons given by the board and management for the change; and (ii) the projected impact of the change on the fund's portfolio.

        7. DISTRIBUTION AGREEMENTS. PIMCO may consider the following when voting on a proposal to approve a distribution agreement: (i) fees charged to comparably sized funds with similar investment objectives; (ii) the distributor's reputation and past performance; and (iii) competitiveness of the fund among other similar funds in the industry.

        8. NAMES RULE PROPOSALS. PIMCO may consider the following factors when voting on a proposal to change a fund name, consistent with Rule 35d-1 of the 1940 Act: (i) whether the fund invests a minimum of 80% of its assets in the type of investments suggested by the proposed name; (ii) the political and economic changes in the target market; and (iii) current asset composition.

        9. DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION. PIMCO may consider the following when voting on a proposal to dispose of fund assets, terminate, or liquidate the fund: (i) strategies employed to salvage the fund;
(ii) the fund's past performance; and (iii) the terms of the liquidation.

        10. CHANGES TO CHARTER DOCUMENTS. PIMCO may consider the following when voting on a proposal to change a fund's charter documents: (i) degree of change implied by the proposal; (ii) efficiencies that could result; (iii) state of incorporation; and (iv) regulatory standards and implications.

        11. CHANGING THE DOMICILE OF A FUND. PIMCO may consider the following when voting on a proposal to change the domicile of a fund: (i) regulations of both states; (ii) required fundamental policies of both states; and (iii) the increased flexibility available.

        12. CHANGE IN FUND'S SUBCLASSIFICATION. PIMCO may consider the following when voting on a change in a fund's subclassification from diversified to non-diversified or to permit concentration in an industry: (i) potential competitiveness; (ii) current and potential returns; (iii) risk of concentration; and (iv) consolidation in the target industry.

        DISTRESSED AND DEFAULTED SECURITIES

        1. WAIVERS AND CONSENTS. PIMCO may consider the following when determining whether to support a waiver or consent to changes in provisions of indentures governing debt securities which are held on behalf of clients: (i) likelihood that the granting of such waiver or consent will potentially increase recovery to clients; (ii) potential for avoiding cross-defaults under other agreements; and (iii) likelihood that deferral of default will give the obligor an opportunity to improve its business operations.

        2. VOTING ON CHAPTER 11 PLANS OF LIQUIDATION OR REORGANIZATION. PIMCO may consider the following when determining whether to vote for or against a Chapter 11 plan in a case pending with respect to an obligor under debt securities which are held on behalf of clients: (i) other alternatives to the proposed plan; (ii) whether clients are treated appropriately and in accordance with applicable law with respect to their distributions; (iii) whether the vote is likely to increase or decrease recoveries to clients.

        MISCELLANEOUS PROVISIONS

        1. SUCH OTHER BUSINESS. Proxy ballots sometimes contain a proposal granting the board authority to "transact such other business as may properly come before the meeting." PIMCO may consider the following factors when developing a position on proxy ballots that contain a proposal granting the board authority to "transact such other business as may properly come before the meeting": (i) whether the board is limited in what actions it may legally take within such authority; and (ii) PIMCO's responsibility to consider actions before supporting them.

        2. EQUAL ACCESS. PIMCO may consider the following factors when voting on equal access: (i) the opportunity for significant company shareholders to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden of providing shareholders with access to proxy materials.

        3. CHARITABLE CONTRIBUTIONS. PIMCO may consider the following factors when voting on charitable contributions: (i) the potential benefits to shareholders; and (ii) the potential impact on the issuer's resources that could have been used to increase shareholder value.

        4. SPECIAL INTEREST ISSUES. PIMCO may consider the following factors when voting on special interest issues: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management's responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; (iv) a client's instruction to vote proxies in a specific manner and/or in a manner different from these Policies and Procedures; and (v) the responsibility to vote proxies for the greatest long-term shareholder value.

                                    * * * * *

                May 6, 2003

                               Putnam Investments

                        Proxy Voting Procedures

           Introduction and Summary

Many of Putnam's investment management clients have delegated to Putnam the authority to vote proxies for shares in the client accounts Putnam manages. Putnam believes that the voting of proxies can be an important tool for institutional investors to promote best practices in corporate governance and votes all proxies in the best interests of its clients as investors. In Putnam's view, strong corporate governance policies, most notably oversight by an independent board of qualified directors, best serve investors' interests. Putnam will vote proxies and maintain records of voting of shares for which Putnam has proxy voting authority in accordance with its fiduciary obligations and applicable law.

This memorandum sets forth Putnam's policies for voting proxies. It covers all accounts for which Putnam has proxy voting authority. These accounts are primarily US and international institutional accounts managed by The Putnam Advisory Company, L.L.C. and Putnam Fiduciary Trust Company. In addition they include sub-advised US mutual funds and smaller separate accounts managed under 'wrap fee' programs by Putnam Investment Management, L.L.C. In addition, this memorandum sets forth Putnam's procedures for coordination of proxy voting for the Putnam mutual funds. The Trustees of the Putnam mutual funds have retained authority for voting proxies but refer many proxy issues to Putnam's investment professionals for advice.

Proxy Committee

Putnam has a Proxy Committee composed of senior professionals in the Investment Division. The co-heads of the Investment Division appoint the members of the Proxy Committee. The Proxy Committee is responsible for setting general policy as to proxies. Specifically, the Committee:

1. reviews these procedures and the Proxy Guidelines annually and approves any amendments considered to be advisable.

2       considers special proxy issues as they may from time to time arise.

                Proxy Voting Administration

The Putnam Legal and Compliance Department administers Putnam's proxy voting through a Proxy Manager. (The Proxy Manager as of the date of these procedures is Victoria Card). Under the supervision of senior members of the Legal and Compliance Department the Proxy Manager has the following duties:

     1. annually prepares the Proxy Guidelines and distributes them to the Proxy Committee for review.

     2. coordinates the Proxy Committee's review of any new or unusual proxy issues.

     3. manages the process of referring issues to portfolio managers for voting instructions.

     4. oversees the work of any third party vendor hired to process proxy votes (as of the date of these procedures Putnam has engaged Institutional Shareholder Services to process proxy votes) and the process of setting up the voting process with ISS and custodial banks for new clients.

     5. coordinates responses to investment professionals' questions on proxy issues and proxy policies, including forwarding specialized proxy research from ISS and other vendors and forwards information to investment professionals prepared by other areas at Putnam.

     6. maintains required records of proxy votes on behalf of the appropriate Putnam client accounts.

     7.   prepares and distributes reports required by Putnam clients.

Proxy Voting Guidelines

Putnam maintains written voting guidelines ("Guidelines") setting forth voting positions determined by the Proxy Committee on those issues believed most likely to arise day to day. The Guidelines may call for votes to be cast normally in favor of or opposed to a matter or may deem the matter an item to be referred to investment professionals on a case by case basis. A copy of the Guidelines is attached to this memorandum as Exhibit A.

Putnam will vote all proxies in accordance with the Guidelines subject to two exceptions as follows:

1. If the portfolio managers of client accounts holding the stock of a company with a proxy vote believe that following the Guidelines in any specific case would not be in clients' best interests, they may request the Proxy Manager not to follow the guidelines in such case. The request must be in writing and include an explanation of the rationale for doing so. The Proxy Manager will review any such request with a senior member of the Legal and Compliance Department prior to implementing the request.

2. For clients with plan assets subject to ERISA, under rules of the U. S. Department of Labor ("DOL") Putnam may accept instructions to vote proxies in accordance with AFL-CIO proxy voting guidelines, in lieu of Putnam's regular proxy voting guidelines. However, when in Putnam's judgment voting in accordance with the AFL-CIO guidelines would be inconsistent with ERISA, Putnam will not vote in accordance with those guidelines. Putnam will use the Proxy Voter Services U.S. Proxy Voting Policy Statement and Guidelines to implement voting under the AFL-CIO guidelines. For clients not subject to ERISA, Putnam may accept instructions to vote proxies under client specific guidelines subject to review and acceptance by the Investment Division and the Legal and Compliance Department.

                Proxy Voting Referrals

Under the Guidelines, certain proxy matters will be referred to the Investment Division. The Putnam mutual funds maintain similar proxy procedures which require certain matters to be referred to the investment professionals. The Putnam Proxy Manager and Putnam Funds Proxy Coordinator will coordinate efforts so that in cases where both are referring matters, only one referral will be sent out. Normally specific referral items will be referred to the portfolio team leader (or another member of the portfolio team he or she designates) whose accounts hold the greatest number of shares of the issuer of the proxies using the attached Proxy Voting Recommendation Form. (attached as Exhibit B). The Proxy Voting Recommendation Form contains (1) a field that will be used by the portfolio team leader or member for recommending a vote on each referral item, and (2) a field for describing any contacts relating to the proxy referral item the portfolio team may have had with any Putnam employee outside Putnam's Investment Division or with any person other than a proxy solicitor acting in the normal course of proxy solicitation.

The portfolio team leader or members who have been requested to provide a recommendation on a proxy referral item will return a completed Proxy Voting Recommendation Form. Upon receiving each completed Proxy Voting Recommendation Form received from the Investment Division, the form will be reviewed by the Proxy Manager or the Putnam Funds Proxy Coordinator to be sure it has been completed correctly. If not, the Putnam Manager or Putnam Funds Proxy Coordinator will follow up with representatives of the Investment Division to be sure the form is completed correctly.

                Conflicts of Interest

A potential conflict of interest may arise when voting proxies of an issuer which has a significant business relationship with Putnam. For example, Putnam could manage a defined benefit or defined contribution pension plan for the issuer. Putnam's policy is to vote proxies based solely on the investment merits of the proposal. In order to guard against conflicts the following procedures have been adopted:

        1. The Proxy Committee is composed solely of professionals in the Investment Division. Proxy administration is in the Legal and Compliance Department. Neither the Investment Division nor the Legal and Compliance Department report to Putnam's marketing businesses.

        2. No Putnam employee outside the Investment Division may contact any portfolio manager about any proxy vote without first contacting the Proxy Manager or a senior lawyer in the Legal and Compliance Department. There is no prohibition on Putnam employees seeking to communicate investment related information to investment professionals. However, the Proxy Manager will coordinate the delivery of such information to investment professionals to avoid appearances of conflict.

        3. Investment professionals responding to referral requests must disclose any contacts with third parties other than normal contact with proxy solicitation firms.

        4. The Proxy Manager will review the name of the issuer of each proxy that contains a referral item against a list of Putnam business relationships maintained by the Legal and Compliance Department for potential material business relationships (I.E., conflicts of interest). If the issuer of the proxy is on the list of Putnam business relationships, the Putnam Proxy Manager will confer with a senior lawyer in the Putnam Investments Legal and Compliance Department prior to voting. In addition, for referrals involving Putnam mutual funds the Proxy Manager will fill out attached Proxy Voting Disclosure Form (attached as Exhibit C) and deliver it to Putnam Fund Administration.

        5. Putnam's Proxy Voting Guidelines may only be overridden with the written recommendation of the Investment Division and concurrence of the Legal and Compliance Department.

                Recordkeeping

The Legal and Compliance Department will retain copies of the following books and records:

        1. A copy of Proxy Procedures and Guidelines as are from time to time in effect;

        2. A copy of each proxy statement received with respect to securities in client accounts;

        3.      Records of each vote cast for each client;

        4. Internal documents generated in connection with a proxy referral to the Investment Division such as emails, memoranda etc.

        5. Written reports to clients on proxy voting and of all client requests for information and Putnam's response.

All records will be maintained for seven years. A proxy vendor will maintain the records noted in 2 and 3 above if it commits to providing copies promptly upon request.

                                                   Exhibit A to Proxy Procedures
                                                   _____________________________

                   PUTNAM INVESTMENTS PROXY VOTING GUIDELINES

The proxy voting guidelines below summarize Putnam's positions on various issues of concern to investors and indicate how client portfolio securities will be voted on proposals dealing with a particular issue. The proxy voting service is instructed to vote all proxies relating to client portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Manager.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and recommended by a company's board of directors. Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to non US issuers.

I. BOARD-APPROVED PROPOSALS

Proxies will be voted FOR board-approved proposals, except as follows:
                      ___

          A. MATTERS RELATING TO THE BOARD OF DIRECTORS
             __________________________________________

The board of directors has the important role of overseeing management and its performance on behalf of shareholders. Proxies will be voted FOR the election of
                                                             ___
the company's nominees for directors and FOR board-approved proposals on other
                                         ___
matters relating to the board of directors (provided that such nominees and other matters have been approved by an independent nominating committee), except as follows:

     .    Putnam will WITHHOLD VOTES for the entire board of directors if
                      ______________

     .    The board does not have a majority of independent directors; or

     . The board does not have nominating, audit and compensation committees composed solely of independent directors.

For these purposes, an "independent director" is a director who meets all requirements to serve as an independent director of a company under the pending NYSE rule proposals (i.e., no material business relationships with the company, no present or recent employment relationship with the company (including employment of immediate family members) and, in the case of audit committee members, no compensation for non-board services). If a board does not meet these independence standards, Putnam may refer board proposed items which would normally be supported for CASE-BY-CASE BASIS review.
                          __________________

     .    Putnam will WITHHOLD VOTES for any nominee for director who is
                      ______________
          considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal or financial advisory fees).

     .    Putnam will WITHHOLD VOTES for the entire board of directors if the
                      ______________
          board has more than 19 members or fewer than five members, absent
                              __                       ____
          special circumstances.

     .    Putnam will vote on a CASE-BY-CASE BASIS in contested elections of
                                __________________
          directors.

          .    Putnam will WITHHOLD VOTES for any nominee for director who
                           ______________
               attends less than 75% of board and committee meetings without valid reasons for the absences (i.e., illness, personal emergency, etc.).

Putnam is concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. Putnam may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

               .    Putnam will WITHHOLD VOTES for any nominee for director of a
                                ______________
                    public company (Company A) who is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an "interlocking directorate").

Board independence depends not only on its members' individual relationships, but also the board's overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. Putnam may withhold votes on a case-by-case basis from some or all directors that, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders.

          .    Putnam will vote AGAINST proposals to classify a board, absent
                                _______
               special circumstances indicating that shareholder interests would be better served by this structure.

          B. EXECUTIVE COMPENSATION
             ______________________

Putnam will vote on a CASE-BY-CASE BASIS on board-approved proposals relating to
                      __________________
executive compensation, except as follows:

     . Except where Putnam would otherwise be withholding votes for the entire board of directors, Putnam will vote FOR stock option plans
                                                      ___
          which will result in an average annual dilution of 1.67% or less
                                          ______
          (including all equity-based plans).

     .    Putnam will vote AGAINST stock option plans that permit replacing or
                           _______
          repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).

     .    Putnam will vote AGAINST stock option plans that permit issuance of
                           _______
          options with an exercise price below the stock's current market price.

     . Except where Putnam is otherwise withholding votes for the entire board of directors, Putnam will vote FOR employee stock purchase plans
                                               ___
          that have the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value, (2) the offering period under the plan is 27 months or less, and (3) dilution is 10% or less.

Putnam may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on proposals relating to executive compensation, Putnam will consider whether the proposal has been approved by an independent compensation committee of the board.

          C. CAPITALIZATION
             ______________

Putnam will vote on a CASE-BY-CASE BASIS on board-approved proposals involving
                      __________________
changes to a company's capitalization.

     .    Putnam will vote FOR proposals relating to the authorization of
                           ___
          additional common stock (except where such proposals relate to a specific transaction).

     .    Putnam will vote FOR proposals to effect stock splits (excluding
                           ___
          reverse stock splits.)

     .    Putnam will vote FOR proposals authorizing share repurchase programs.
                           ___

          D. ACQUISITIONS, MERGERS, REINCORPORATIONS, REORGANIZATIONS AND OTHER
             __________________________________________________________________
             TRANSACTIONS
             ____________

Putnam will vote on a CASE-BY-CASE BASIS on business transactions such as
                      __________________
acquisitions, mergers, reorganizations involving business combinations, liquidations and sale of all or substantially all of a company's assets, except as follows:

     . Putnam will vote FOR mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

          E. ANTI-TAKEOVER MEASURES
             ______________________

Putnam will vote AGAINST board-approved proposals to adopt anti-takeover
                 _______
measures such as a shareholder rights plan, supermajority voting provisions, adoption of fair price provisions, issuance of blank check preferred stock and the creation of a separate class of stock with disparate voting rights, except as follows:

     .    Putnam will vote on a CASE-BY-CASE BASIS on proposals to ratify or
                                __________________
          approve shareholder rights plans (commonly referred to as "poison pills"); and

     .    Putnam will vote on a CASE-BY-CASE BASIS on proposals to adopt fair
                                __________________
          price provisions.

          F. OTHER BUSINESS MATTERS
             ______________________

Putnam will vote FOR board-approved proposals approving routine business matters
                 ___
such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting, except as follows:

     .    Putnam will vote on a CASE-BY-CASE BASIS on proposals to amend a
                                __________________
          company's charter or bylaws (except for charter amendments necessary or to effect stock splits to change a company's name or to authorize additional shares of common stock).

     .    Putnam will vote AGAINST authorization to transact other unidentified,
                           _______
          substantive business at the meeting.

II. SHAREHOLDER PROPOSALS

Putnam will vote IN ACCORDANCE WITH THE RECOMMENDATION OF THE COMPANY'S BOARD OF
                 _______________________________________________________________
DIRECTORS on all shareholder proposals, except as follows:
_________

     .    Putnam will vote FOR shareholder proposals to declassify a board,
                           ___
          absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

     .    Putnam will vote FOR shareholder proposals to require shareholder
                           ___
          approval of shareholder rights plans.

     .    Putnam will vote FOR shareholder proposals that are consistent with
                           ___
          Putnam's proxy voting guidelines for board-approved proposals.

III. VOTING SHARES OF NON US ISSUERS

Putnam recognizes that the laws governing non US issuers will vary significantly from US law and from jurisdiction to jurisdiction. Accordingly it may not be possible or even advisable to apply these guidelines mechanically to non US issuers. However, Putnam believes that shareholders of all companies are protected by the existence of a sound corporate governance and disclosure framework. Accordingly, Putnam will vote proxies of non US issuers IN ACCORDANCE
                                                                   _____________
WITH THE FOREGOING GUIDELINES WHERE APPLICABLE, except as follows:
______________________________________________

     .    Putnam will vote FOR shareholder proposals calling for a majority of
                           ___
          the directors to be independent of management.

     .    Putnam will vote FOR shareholder proposals seeking to increase the
                           ___
          independence of board nominating, audit and compensation committees.

     .    Putnam will vote FOR shareholder proposals that implement corporate
                           ___
          governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

     .    Putnam will vote on CASE-BY-CASE BASIS on proposals relating to (1)
                              __________________
          the issuance of common stock in excess of 20% of a company's outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company's outstanding common stock where shareholders have preemptive rights.

MANY NON US JURISDICTIONS IMPOSE MATERIAL BURDENS ON VOTING PROXIES. THERE ARE THREE PRIMARY TYPES OF LIMITS AS FOLLOWS:

                (1) SHARE BLOCKING. SHARES MUST BE FROZEN FOR CERTAIN PERIODS OF TIME TO VOTE VIA PROXY.

                (2) SHARE RE-REGISTRATION. SHARES MUST BE REREGISTERED OUT OF THE NAME OF THE LOCAL CUSTODIAN OR NOMINEE INTO THE NAME OF THE CLIENT FOR THE MEETING AND, IN MAY CASES, THEN REREGISTERED BACK. SHARES ARE NORMALLY BLOCKED IN THIS PERIOD.

                (3) POWERS OF ATTORNEY. DETAILED DOCUMENTATION FROM A CLIENT MUST BE GIVEN TO THE LOCAL SUB-CUSTODIAN. IN MANY CASES PUTNAM IS NOT AUTHORIZED TO DELIVER THIS INFORMATION OR SIGN THE RELEVANT DOCUMENTS.

PUTNAM'S POLICY IS TO WEIGH THE BENEFITS TO CLIENTS FROM VOTING IN THESE JURISDICTIONS AGAINST THE DETRIMENTS OF DOING SO. FOR EXAMPLE, IN A SHARE BLOCKING JURISDICTION, IT WILL NORMALLY NOT BE IN A

CLIENT'S INTEREST TO FREEZE SHARES SIMPLY TO PARTICIPATE IN A NON CONTESTED ROUTINE MEETING. MORE SPECIFICALLY, PUTNAM WILL NORMALLY NOT VOTE SHARES IN NON-US JURISDICTIONS IMPOSING BURDENSOME PROXY VOTING REQUIREMENTS EXCEPT IN SIGNIFICANT VOTES (SUCH AS CONTESTED ELECTIONS AND MAJOR CORPORATE TRANSACTIONS) WHERE DIRECTED BY PORTFOLIO MANAGERS.

                                                   Exhibit B to Proxy Procedures
                                                   _____________________________

PROXY VOTE REFERRAL REQUEST: COMPANY XYZ, VOTE DUE X/X/XX

                       Proxy Voting Referral Request Form

From: Victoria Card ext. 1-1168

Please describe any contacts with any person you may have had, apart from the Investment Division, Putnam's Proxy Administration staff, or proxy soliciting firms regarding the proxy:_________.

Meeting Date:

VOTE RECOMMENDATION DUE DATE:

Company Name: XYZ INC.

..    Please indicate FOR, AGAINST or ABSTAIN for each agenda item referenced
                     _______________________
     below.
..    Please provide vote rationale when you believe additional information is
                    ______________
     necessary to explain your vote. Examples: "Stock option plan will create excessive dilution," "Shareholder proposal would be disruptive"

Referral items:                                        Putnam Rec.* ISS Rec.
_______________                                        ____________________

1. [Description of item]
Rationale: ____________

* Assuming Board meets Putnam Independence Standards for the Board of Directors

Please see attached ISS analysis for information on the proposals.

                                                   EXHIBIT C TO PROXY PROCEDURES
                                                   _____________________________

                               PUTNAM INVESTMENTS

                              PROXY VOTING CONFLICT

                           OF INTEREST DISCLOSURE FORM

        1.      COMPANY NAME: __________________________________________________

        2.      DATE OF MEETING: _______________________________________________

        3.      REFERRAL ITEM(S): ______________________________________________

        4. DESCRIPTION OF PUTNAM'S BUSINESS RELATIONSHIP WITH ISSUER OF PROXY WHICH MAY GIVE RISE TO A CONFLICT OF INTEREST:____________

                ________________________________________________________________

        5.      DESCRIBE PROCEDURES USED TO ADDRESS ANY CONFLICT OF INTEREST:
                Investment professional who was solicited to provide a
                ______________________________________________________
                recommendation was advised that the recommendation must be
                __________________________________________________________
                provided without regard to any client or other business
                _______________________________________________________
                relationship between Putnam and the company. In addition, Putnam
                ________________________________________________________________
                has made arrangements that, unless authorized by Putnam's Legal
                _______________________________________________________________
                and Compliance Department, contacts from outside parties, except
                ________________________________________________________________
                for representatives of the issuing company, with respect to
                ___________________________________________________________
                referral items will be handled by Putnam's Legal and Compliance
                _______________________________________________________________
                Department to prevent any influence on the investment process.
                ______________________________________________________________
                In the case of contact between Putnam investment professionals
                ______________________________________________________________
                and representatives of issuing companies, any such contact will
                _______________________________________________________________
                be documented and included in the proxy voting files.
                _____________________________________________________

        6. DESCRIBE ANY CONTACTS FROM PARTIES OUTSIDE PUTNAM MANAGEMENT (OTHER THAN ROUTINE COMMUNICATIONS FROM PROXY SOLICITORS) WITH RESPECT TO THE REFERRAL ITEM NOT OTHERWISE REPORTED IN AN INVESTMENT PROFESSIONAL'S RECOMMENDATION:

        ________________________________________________________________________

        ________________________________________________________________________

        CERTIFICATION

        The undersigned officer of Putnam Investments certifies that, to the best of his or her knowledge, any recommendation of an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.


        --------------------------------------
        Name: Victoria R. Card
        Title: Assistant Vice President,
        Proxy Voting Project Manager

On behalf of its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies that it sponsors and for which it serves as investment adviser.

PROXY ADMINISTRATION

The T. Rowe Price Proxy Committee develops positions on all major corporate issues, creates guidelines, and oversees the voting process. The Proxy Committee, composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect shareholders' interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Committee relies upon our own fundamental research, independent proxy research provided by third parties, such as Institutional Shareholder Services (ISS) and Glass Lewis, and information presented by company managements and shareholder groups.

Once the Proxy Committee establishes its recommendations, they are distributed to the firm's portfolio managers as voting guidelines. Ultimately, the chairperson of each fund's Investment Advisory Committee is responsible for deciding and voting on the proxy proposals of companies in his or her fund. Because fund portfolio managers may have differences of opinion on portfolio companies and their proxies, or because their funds may have different investment objectives, these factors, among others, may lead to different votes between funds on the same proxies. When portfolio managers cast votes that are counter to the Proxy Committee's guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy Committee and the funds' Boards of Directors or Trustees review T. Rowe Price's proxy voting process, policies, and voting records.

T. Rowe Price has retained ISS, an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price's voting guidelines--many of which are consistent with ISS positions--T. Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.

FIDUCIARY CONSIDERATIONS

T. Rowe Price's decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of fund shareholders. Practicalities involved with international investing may make it impossible or disadvantageous to vote proxies in every instance. For example, portfolio managers might refrain from voting if they or our agents are required to appear in person at a shareholder meeting or if the exercise of voting rights results in the imposition of trading or other ownership restrictions.

CONSIDERATION GIVEN MANAGEMENT RECOMMENDATIONS

When determining whether to invest in a particular company, one of the key factors T. Rowe Price considers is the quality and depth of its management. As a result, T. Rowe Price believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.

T. ROWE PRICE VOTING POLICIES

Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies. The following is a summary of the more significant T. Rowe Price policies:

ELECTION OF DIRECTORS

T. Rowe Price generally supports slates with a majority of independent directors and nominating committees chaired by an independent board member. T. Rowe Price withholds votes for outside directors that do not meet certain criteria relating to their independence. T. Rowe Price also withholds votes for inside directors serving on compensation and audit committees and for directors who miss more than one-fourth of the scheduled board meetings.

EXECUTIVE COMPENSATION

The goal of T. Rowe Price is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. While it evaluates most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what it views as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. T. Rowe Price bases its review on criteria such as the costs associated with the plan, plan features, dilution to shareholders and comparability to plans in the company's peer group. T. Rowe Price generally opposes plans that give a company the ability to reprice options or to grant options at below market prices.

ANTI-TAKEOVER, CAPITAL STRUCTURE, AND CORPORATE GOVERNANCE ISSUES

T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. We also oppose proposals that give management a "blank check" to create new classes of stock with disparate rights and privileges. We generally support proposals to permit cumulative voting and those that seek to prevent potential acquirers from receiving a takeover premium for their shares. When voting on corporate governance proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. With respect to proposals for the approval of a company's auditor, we typically oppose auditors who have a significant non-audit relationship with the company.

SOCIAL AND CORPORATE RESPONSIBILITY ISSUES

T. Rowe Price generally votes with a company's management on social issues unless they have substantial economic implications for the company's business and operations that have not been adequately addressed by management.

MONITORING AND RESOLVING CONFLICTS OF INTEREST

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We

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believe that the potential for conflicts of interest is relatively low due to the client-focused nature of our investment management business. Nevertheless, we have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price's voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party, application of the T. Rowe Price guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any possible conflicts of interest. However, the Proxy Committee reviews all proxy votes that are inconsistent with T. Rowe Price guidelines to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price's Code of Ethics and Conduct requires all employees to avoid placing themselves in a "compromising position" in which their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

                                     B - 136

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THIRD AVENUE MANAGEMENT LLC ("TAM")

                 SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

                                     GENERAL

This summary describes TAM's policy and procedures for voting securities held in its investment advisory accounts. If you wish to receive a copy of the full policy and procedures or information on how proxies were voted in your account, please contact your account representative.

In general, TAM is responsible for voting securities held in its investment advisory accounts. However, in certain cases, in accordance with the agreement governing the account, the client may expressly retain the authority to vote proxies or delegate voting authority to a third party. In such cases, the policy and procedures below would not apply and TAM would advise the client to instruct its custodian where to forward solicitation materials.

                                POLICY GUIDELINES

TAM has developed detailed policy guidelines on voting commonly presented proxy issues, which are subject to ongoing review. The guidelines are subject to exceptions on a case-by-case basis, as discussed below. On issues not specifically addressed by the guidelines, TAM would analyze how the proposal may affect the value of the securities held by the affected clients and vote in accordance with what it believes to be the best interests of such clients.

ABSTENTION FROM VOTING

TAM will normally abstain from voting when it believes the cost of voting will exceed the expected benefit to investment advisory clients. The most common circumstances where that may be the case involve foreign proxies and securities out on loan. In addition, TAM may be restricted from voting proxies of a given issuer during certain periods if it has made certain regulatory filings with respect to that issuer.

PROCEDURES

TAM's Legal Department oversees the administration of proxy voting. Under its supervision, the Accounting Department is responsible for processing proxies on securities held in mutual funds for which TAM serves as adviser or sub-adviser/11/ and the Operations Department is responsible for processing proxies on securities held in all other investment advisory accounts for which TAM has voting responsibility.

SOLE VOTING RESPONSIBILITY

The Operations and Accounting Departments forward proxy and other solicitation materials received to the General Counsel or his designee who shall present the proxies to TAM's Proxy Voting Committee. The Proxy Voting Committee, consisting of senior portfolio managers designated by TAM's President, determines how the proxies shall be voted applying TAM's policy guidelines. TAM's General Counsel or his designee attends Proxy Voting Committee meetings to field any potential conflict issues and document voting determinations. The Proxy Voting Committee may seek the input of TAM's Co-Chief

----------
     /11/ Advisers of certain mutual funds sub-advised by TAM have retained their own authority to vote proxies.

                                     B - 137

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Investment Officers or other portfolio managers or research analysts who may have particular familiarity with the matter to be voted. Any exception to policy guidelines shall be fully documented in writing. TAM's General Counsel instructs the Operations and Accounting Departments to vote the proxies in accordance with determinations reached under the process described above. The Operations and Accounting Departments vote the proxies by an appropriate method in accordance with instructions received.

SHARED VOTING RESPONSIBILITY

TAM may share voting responsibility with a client who has retained the right to veto TAM's voting decisions. Under such circumstances, the Operations Department would provide a copy of the proxy material to the client reserving this right, along with TAM's determination of how it plans vote the proxy, unless instructed otherwise by the client prior to the relevant deadline.

                              CONFLICTS OF INTEREST

Should any portfolio manager, research analyst, member of senior management or anyone else at TAM who may have direct or indirect influence on proxy voting decisions become aware of a potential or actual conflict of interest in voting a proxy or the appearance of a conflict of interest, that person shall bring the issue to TAM's General Counsel. TAM's General Counsel shall analyze each potential or actual conflict presented to determine materiality and shall document each situation and its resolution. When presented with an actual or potential conflict in voting a proxy, TAM's General Counsel shall address the matter using an appropriate method to assure that the proxy vote is free from any improper influence, by (1) determining that there is no conflict or that it is immaterial, (2) ensuring that TAM votes in accordance with a predetermined policy, (3) following the published voting policy of Institutional Shareholder Services, (4) engaging an independent third party professional to vote the proxy or advise TAM how to vote or (5) presenting the conflict to one or more of the clients involved and obtaining direction on how to vote.

                                  RECORDKEEPING

TAM shall maintain required records relating to votes cast, client requests for information and TAM's proxy voting policies and procedures in accordance with applicable law.

                                     B - 138

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                        TURNER INVESTMENT PARTNERS, INC.

                     PROXY VOTING GUIDELINES AND PROCEDURES
                                     SUMMARY

Turner has an obligation to vote all proxies appurtenant to shares of corporate stock owned by its client accounts in the best interests of those clients. In voting these proxies, Turner will not be motivated by, or subordinate the client's interests to, its own objectives or those of persons or parties unrelated to the client. Turner will exercise all appropriate and lawful care, skill prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by Turner.

Turner has delegated certain aspects of the proxy voting process to Institutional Shareholder Services, and its Proxy Voting Service (PVS) subsidiary. Under an agreement entered into with Turner, PVS has agreed to vote proxies in accordance with recommendations developed by PVS and overseen by Turner, except in those instances where Turner has provided it with different direction. Turner has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with Turner's preferences. PVS is bound to vote any such shares subject to that direction in strict accordance with all such instructions. Turner, through its Proxy Committee, reviews on a monthly basis the overall shareholder meeting agenda, and seeks to identify shareholder votes that warrant further review. The Turner Proxy committee looks to its view of the best interests of shareholders, and provides direction to PVS only where in Turner's view departing from the PVS recommendation appears to be in the best interests of Turner's clients as shareholders.

In order to avoid even the appearance of a conflict of interest, the Proxy Committee will determine, by surveying the Firm's employees or otherwise, whether Turner, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer's pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the Proxy Committee will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence Turner's or the Committee's decision to provide direction to PVS on a given vote or issue.

                                     B - 139

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                           RCM PROXY VOTING GUIDELINES
                                 AND PROCEDURES

                                  JANUARY 2004

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                                TABLE OF CONTENTS
                                _________________

POLICY STATEMENT AND VOTING PROCEDURE....................................PAGE 1

RESOLVING CONFLICTS OF INTEREST..........................................PAGE 2

COST-BENEFIT ANALYSIS INVOLVING VOTING PROXIES...........................PAGE 2

PROXY VOTING GUIDELINES..................................................PAGE 3

ORDINARY BUSINESS MATTERS................................................PAGE 3

AUDITORS.................................................................PAGE 3

BOARD OF DIRECTORS.......................................................PAGE 5

EXECUTIVE AND DIRECTOR COMPENSATION......................................PAGE 8

CAPITAL STRUCTURE........................................................PAGE 10

MERGERS AND CORPORATE RESTRUCTURING......................................PAGE 11

ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES .........................PAGE 12

SOCIAL AND ENVIRONMENTAL ISSUES..........................................PAGE 14

                                POLICY STATEMENT

        RCM exercises our proxy voting responsibilities as a fiduciary. As a result, in the cases where we have voting authority of our client proxies, we intend to vote such proxies in a manner consistent with the best interest of our clients. Our guidelines are designed to meet applicable fiduciary standards. All votes submitted by RCM on behalf of its clients are not biased by other clients of RCM. Proxy voting proposals are voted with regard to enhancing shareholder wealth and voting power.

        A Proxy Committee, including investment, compliance and operations personnel, is responsible for establishing our proxy voting policies and procedures. These guidelines summarize our positions on various issues and give general indication as to how we will vote shares on each issue. However, this listing is not exhaustive and does not include all potential voting issues and for that reason, there may be instances when we may not vote proxies in strict adherence to these Guidelines. To the extent that these guideline policies and procedures do not cover potential voting issues or a case arises of a material conflict between our interest and those of a client with respect to proxy voting, our Proxy Committee will convene to discuss these instances. In evaluating issues, the Proxy Committee may consider information from many sources, including our portfolio management team, our analyst responsible for monitoring the stock of the company at issue, management of a company presenting a proposal, shareholder groups, and independent proxy research services.

                                VOTING PROCEDURE

        The voting of all proxies is conducted by the Proxy Specialist in consultation with a Proxy Committee consisting of Analysts, Portfolio Managers, the Proxy Specialist, Client Services personnel and Legal Counsel. The Proxy Specialist performs the initial review of the proxy statement, third-party proxy research provided by ISS, and other relevant material, and makes a vote decision in accordance with RCM Proxy Voting Guidelines. In situations where the Proxy Voting Guidelines do not give clear guidance on an issue, the Proxy Specialist will, at his or her discretion, consult the Analyst or Portfolio Manager and/or the Proxy Committee. In the event that an Analyst or Portfolio Manager wishes to override the Guidelines, the proposal will be presented to the Proxy Committee for a final decision.

        RCM retains a third-party proxy voting service, Institutional Shareholder Services, Inc. (ISS), to assist us in processing proxy votes in accordance with RCM's vote decisions. ISS is responsible for notifying RCM of all upcoming meetings, providing a proxy analysis and vote recommendation for each proposal, verifying that all proxies are received, and contacting custodian banks to request missing proxies. ISS sends the proxy vote instructions provided by RCM to the appropriate tabulator. ISS provides holdings reconciliation reports on a monthly basis, and vote summary reports for clients on a quarterly or annual basis. RCM keeps proxy materials used in the vote process on site for at least one year.

                         RESOLVING CONFLICTS OF INTEREST

        RCM may have conflicts that can affect how it votes its clients' proxies. For example, RCM may manage a pension plan whose management is sponsoring a proxy proposal. RCM may also be faced with clients having conflicting views on the appropriate manner of exercising shareholder voting rights in general or in specific situations. Accordingly, RCM may reach different voting decisions for different clients. Regardless, votes shall only be cast in the best interest of the client affected by the shareholder right. For this reason, RCM shall not vote shares held in one client's account in a manner designed to benefit or accommodate any other client.

        In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, the Proxy Committee shall be responsible for addressing how RCM resolves such material conflicts of interest with its clients.

                 COST-BENEFIT ANALYSIS INVOLVING VOTING PROXIES

        RCM shall review various criteria to determine whether the costs associated with voting the proxy exceeds the expected benefit to its clients and may conduct a cost-benefit analysis in determining whether it is in the best economic interest to vote client proxies. Given the outcome of the cost-benefit analysis, RCM may refrain from voting a proxy on behalf of its clients' accounts.

        In addition, RCM may refrain from voting a proxy due to logistical considerations that may have a detrimental effect on RCM's ability to vote such a proxy. These issues may include, but are not limited to: 1) proxy statements and ballots being written in a foreign language, 2) untimely notice of a shareholder meeting, 3) requirements to vote proxies in person, 4) restrictions on foreigner's ability to exercise votes, 5) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or 6) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

                             PROXY VOTING GUIDELINES

                                ORDINARY BUSINESS
                                _________________

        ORDINARY BUSINESS MATTERS: CASE-BY-CASE

        RCM votes FOR management proposals covering routine business matters such as changing the name of the company, routine bylaw amendments, and changing the date, time, or location of the annual meeting.

        Routine items that are bundled with non-routine items will be evaluated on a case-by-case basis. Proposals that are not clearly defined other than to transact "other business," will be voted AGAINST, to prevent the passage of significant measures without our express oversight.

                                    AUDITORS
                                    ________

        RATIFICATION OF AUDITORS: CASE-BY-CASE

        RCM generally votes FOR proposals to ratify auditors, unless there is reason to believe that there is a conflict of interest, or if the auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.

        RCM will review, on a case-by-case basis, instances in which the audit firm has substantial non-audit relationships with the company, to determine whether we believe independence has been compromised.

        SHAREHOLDER PROPOSALS REGARDING ROTATION OF AUDITORS: GENERALLY FOR

        RCM generally will support shareholder proposals asking for audit firm rotation, unless the rotation period is less than five years, which would be unduly burdensome to the company.

        SHAREHOLDER PROPOSALS REGARDING AUDITOR INDEPENDENCE: CASE-BY-CASE

        RCM will evaluate on a case-by-case basis, shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services or to cap the level of non-audit services.

                               BOARD OF DIRECTORS
                               __________________

        ELECTION OF DIRECTORS: CASE-BY-CASE

        Votes on director nominees are made on a case-by-case basis. RCM favors boards that consist of a substantial majority of independent directors who demonstrate a commitment to creating shareholder value. RCM also believes that key board committees (audit, compensation, and nominating) should include only independent directors to assure that shareholder interests will be adequately addressed. When available information demonstrates a conflict of interest or a poor performance record for specific candidates, RCM may withhold votes from director nominees.

        CLASSIFIED BOARDS: AGAINST

        Classified (or staggered) boards provide for the directors to be divided into three groups, serving a staggered three-year term. Each year one of the groups of directors is nominated for re-election and serves a three-year term. RCM generally opposes classified board structures, as we prefer annual election of directors to discourage entrenchment. RCM will vote FOR shareholder proposals to de-classify the board of directors.

        CHANGING SIZE OF BOARD: CASE-BY-CASE

        RCM votes FOR proposals to change the size of the board of directors, if the proposed number falls between 6 to 15 members. We generally vote AGAINST proposals to increase the number of directors to more than 15, because very large boards may experience difficulty achieving consensus and acting quickly on important items.

        MAJORITY OF INDEPENDENT DIRECTORS ON BOARD: CASE-BY-CASE

        RCM considers how board structure impacts the value of the company and evaluates shareholder proposals for a majority of independent directors on a case-by-case basis. RCM generally votes FOR proposals requiring the board to consist of, at least, a substantial (2/3) majority of independent directors. Exceptions are made for companies with a controlling shareholder and for boards with very long term track records of adding shareholder value based on 3, 5 and 10-year stock performance.

        MINIMUM SHARE OWNERSHIP BY THE BOARD: AGAINST

        Although stockholders may benefit from directors owning stock in a company and having a stake in the profitability and well-being of a company, RCM does not support resolutions that would require directors to make a substantial investment which would effectively exclude them from accepting directorships for purely financial reasons.

        ESTABLISH INDEPENDENT NOMINATING COMMITTEE: FOR

        RCM votes FOR proposals to establish entirely independent nominating committees. We believe that having an independent Nominating Committee is one way to assure that shareholder interests will be adequately addressed.

        LIMIT TENURE OF DIRECTORS: AGAINST

        RCM does not support shareholder proposals for term limits, as limiting tenure may force valuable, experienced directors to leave the board solely because of their length of service. We prefer to retain the ability to evaluate director performance, and vote on all director nominees once a year.

        DIRECTOR INDEMNIFICATION AND LIABILITY PROTECTION: CASE-BY-CASE

        RCM votes AGAINST proposals that would limit or eliminate all liability for monetary damages, for directors and officers who violate the duty of care. RCM will also vote AGAINST proposals that would expand indemnification to cover acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness. If, however, a director was found to have acted in good faith and in a manner that he reasonably believed was in the best interest of the company, AND if only the director's legal expenses would be covered, RCM may vote FOR expanded coverage.

        SEPARATE CHAIRMAN/CHIEF EXECUTIVE OFFICER: CASE-BY-CASE

        RCM votes shareholder proposals to separate Chairman and CEO positions on a case-by-case basis, and considers the impact on management credibility and thus the value of the company. RCM generally votes FOR shareholder proposals requiring the position of Chairman to be filled by an independent director, because a combined title can make it difficult for the board to remove a CEO that has underperformed, and harder to challenge a CEO's decisions. We are, however, willing to accept a combined title for companies whose outside directors hold regularly-scheduled non-management meetings with a powerful and independent Lead Director.

        DIVERSITY OF THE BOARD OF DIRECTORS: CASE-BY-CASE

        RCM reviews shareholder proposals that request a company to increase the representation of women and minorities on the board, on a case-by-case basis. RCM generally votes FOR requests for reports on the company's efforts to diversify the board, UNLESS the board composition is reasonably inclusive of women and minorities in relation to companies of similar size and business, AND if the board already reports on its nominating procedures and diversity initiatives.

                       EXECUTIVE AND DIRECTOR COMPENSATION
                       ___________________________________

        STOCK INCENTIVE PLANS: CASE-BY-CASE

        RCM reviews stock incentive plan proposals on a case-by-case basis, to determine whether the plan is in the best interest of shareholders. We generally support stock incentive plans that are designed to attract, retain or encourage executives and employees, while aligning their financial interests with those of investors. We also prefer plans that limit the transfer of shareholder wealth to insiders, and favor stock compensation in the form of performance-based restricted stock over fixed price option plans.

        RCM utilizes research from a third-party proxy voting service (ISS) to assist us in analyzing all details of a proposed stock incentive plan. Unless there is evidence that a plan would have a positive economic impact on shareholder value, we generally vote against plans that result in excessive dilution, and vote against plans that contain negative provisions, such as repricing or replacing underwater options without shareholder approval.

        SHAREHOLDER PROPOSALS REGARDING OPTIONS EXPENSING: FOR

        RCM generally votes FOR shareholder proposals requesting companies to disclose the cost of stock options as an expense on their income statement, to clarify the company's earnings and profitability to shareholders.

        CASH BONUS PLANS (OBRA RELATED): CASE-BY-CASE

        RCM considers Omnibus Budget and Reconciliation Act (OBRA) Cash Bonus Plan proposals on a case-by-case basis. OBRA regulations require companies to secure shareholder approval for their performance-based cash or cash and stock bonus plans to preserve the tax deduction for bonus compensation exceeding OBRA's $1 million cap.

        The primary objective of such proposals is to avoid tax deduction limitations imposed by Section 162(m) of the Internal Revenue Code, and RCM will generally vote FOR plans that have appropriate performance targets and measures in place.

        In cases where plans do not meet acceptable standards or we believe executives are over compensated in the context of shareholder value creation, RCM may vote AGAINST the cash bonus plan, and may withhold votes from compensation committee members.

        ELIMINATE NON-EMPLOYEE DIRECTOR RETIREMENT PLANS: FOR

        RCM generally supports proposals to eliminate retirement benefits for non-employee

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        directors, as such plans can create conflicts of interest by their high value. Additionally, such benefits are often redundant, since many directors receive pension benefits from their primary employer.

        EMPLOYEE STOCK PURCHASE PLANS: CASE-BY-CASE

        Employee Stock Purchase Plans give employees the opportunity to purchase stock of their company, primarily through payroll deductions. Such plans provide performance incentives and lead employees to identify with shareholder interests. RCM will vote FOR Employee Stock Purchase Plans that include: (1) a purchase price of at least 85 percent of fair market value, and
        (2) an offering period of 27 months or less, and (3) voting power dilution (percentage of outstanding shares)of no more than 10 percent.

        SHAREHOLDER PROPOSALS REGARDING EXECUTIVE PAY: CASE-BY-CASE

        RCM generally votes FOR shareholder proposals that request additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

        RCM votes FOR proposals requesting that at least a significant portion of the company's awards are performance-based. Preferably, performance measures should include long term growth metrics.

        RCM votes FOR proposals to require option repricings to be put to a shareholder vote, and FOR proposals to require shareholder votes on compensation plans.

        RCM votes AGAINST shareholder proposals that seek to set absolute levels on compensation or otherwise dictate the amount of compensation, and AGAINST shareholder proposals requiring director fees to be paid in stock only.

        All other shareholder proposals regarding executive and director pay are voted on a case-by-case basis, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

                                CAPITAL STRUCTURE
                                _________________

        CAPITAL STOCK AUTHORIZATIONS: CASE-BY-CASE

        RCM votes proposals for an increase in authorized shares of common or preferred stock on a case-by-case basis, after analyzing the company's industry and performance in terms of shareholder returns. We generally vote AGAINST stock increases that are greater than 100 percent, unless the company has provided a specific reason for the increase. We will also vote AGAINST proposals for increases in which the stated purpose is to reserve additional shares to implement a poison pill. (Note: see page 10, for more on preferred stock).

        STOCK SPLITS AND DIVIDENDS: CASE-BY-CASE

        RCM generally votes FOR management proposals to increase common share authorization for a stock split or share dividend, provided that the increase in shares is not excessive. We also generally vote in favor shareholder proposals to initiate a dividend, particularly in the case of poor performing large cap companies with stock option plans result in excessive dilution.

                       MERGERS AND CORPORATE RESTRUCTURING
                       ___________________________________

        MERGERS AND RESTRUCTURINGS: CASE-BY-CASE

        A merger, restructuring, or spin-off in some way affects a change in control of the company's assets. In evaluating the merit such transactions, RCM will consider the terms of each proposal and will analyze the potential long-term value of the investment. RCM will support management proposals for a merger or restructuring if the transaction appears to offer fair value, but may oppose them if they include significant changes to corporate governance and takeover defenses that are not in the best interest of shareholders.

        PREVENT A COMPANY FROM PAYING GREENMAIL: FOR

        Greenmail is the payment a corporate raider receives for his/her shares. This payment is usually at a premium to the market price, so while greenmail can ensure the continued independence of the company, it discriminates against other shareholders. RCM will generally vote FOR anti-greenmail provisions.

        GOLDEN PARACHUTES: CASE-BY-CASE

        RCM votes FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval PRIOR to entering into employment contracts.

        Proposals to ratify or cancel golden or tin parachutes are evaluated on a case-by-case basis. RCM will vote AGAINST parachute proposals, when the amount exceeds three times base salary plus guaranteed benefits.

        FAIR PRICE PROVISION: AGAINST

        Standard fair price provisions require that, absent board or shareholder approval of the acquisition, the bidder must pay the remaining shareholders the same price for their shares as was paid to buy the control shares (usually between five and twenty percent of the outstanding shares) that triggered the provision. An acquirer may avoid such a pricing requirement by obtaining the support of holders of at least a majority of disinterested shares. Such provisions may be viewed as marginally favorable to the remaining disinterested shareholders, since achieving a simple majority vote in favor of an attractive offer may not be difficult.

        RCM will vote AGAINST fair price provisions, if the shareholder vote requirement, imbedded in the provision, is greater than a majority of disinterested shares.

        RCM will vote FOR shareholder proposals to lower the shareholder vote requirements imbedded in existing fair price provisions.

        STATE ANTITAKEOVER STATUTES: CASE-BY-CASE

        RCM evaluates the specific statutes at issue, including their effect on shareholder rights and votes proposals to opt out-of-state takeover statutes on a case-by-case basis.

        REINCORPORATION: CASE-BY-CASE

        RCM will evaluate reincorporation proposals case-by-case and will consider a variety of factors including the impact reincorporation might have on the longer-term valuation of the stock, the quality of the company's financial disclosure, the impact on current and potential business with the U.S. government, M&A opportunities and the risk of being forced to reincorporate in the future. RCM generally supports reincorporation proposals for valid business reasons such as reincorporating in the same state as its corporate headquarters.

                ANTI-TAKEOVER DEFENSES AND VOTING RELATED ISSUES
                ________________________________________________

        POISON PILLS: CASE-BY-CASE

        RCM votes AGAINST poison pills or (or shareholder rights plans) proposed by a company's management. Poison pills are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareholder approval.

        RCM will always vote FOR shareholder proposals requesting boards to submit their pills to a shareholder vote or redeem them, as poison pills may lead to management entrenchment and can discourage legitimate tender offers.

        DUAL CLASS CAPITALIZATION WITH UNEQUAL VOTING RIGHTS: CASE-BY-CASE

        RCM will vote AGAINST dual class exchange offers and dual class capitalizations with unequal voting rights as they can contribute to the entrenchment of management and allow for voting power to be concentrated in the hands of management and other insiders. RCM will vote FOR proposals to create a new class of nonvoting or subvoting common stock if intended for purposes with minimal or no dilution to current shareholders or not designed to preserve voting power of insiders or significant shareholders.

        BLANK CHECK PREFERRED STOCK: CASE-BY-CASE

        Blank check proposals authorize a class of preferred stock for which voting rights are not established in advance, but are left to the discretion of the Board of Directors when issued. Such proposals may give management needed flexibility to accomplish acquisitions, mergers or financings. On the other hand, such proposals also give the board the ability to place a block of stock with a shareholder sympathetic to management, thereby entrenching management or making takeovers more difficult.

        RCM generally votes AGAINST proposals authorizing the creation of new classes of preferred stock, unless the company expressly states that the stock that will not be used as a takeover defense. We also vote AGAINST proposals to increase the number of authorized preferred stock shares, when no shares have been issued or reserved for a specific purpose.

        RCM will vote FOR proposals to authorize preferred stock, in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

        SUPERMAJORITY VOTING PROVISIONS: AGAINST

        Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority. Generally supermajority provisions require at least 2/3 affirmative vote for passage of issues.

        RCM votes AGAINST supermajority voting provisions, as this requirement can make it difficult for shareholders to effect a change regarding a company and its corporate governance provisions. Requiring more than a simple majority voting shares, for mergers or changes to the charter or bylaws, may permit managements to entrench themselves by blocking amendments that are in the best interests of shareholders.

        CUMULATIVE VOTING: CASE-BY-CASE

        Cumulative voting allows shareholders to "stack" their votes behind one or a few directors running for the board, thereby enabling minority shareholders to secure board representation. RCM evaluates management proposals regarding cumulative voting, on a case-by-case basis. We will generally vote FOR shareholder proposals to restore or provide for cumulative voting, absent a record of strong corporate governance policies.

        SHAREHOLDER ACTION BY WRITTEN CONSENT: CASE-BY-CASE

        Written consent allows shareholders to initiate and carry out a shareholder action without waiting until the annual meeting or by calling a special meeting. It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareholder meeting.

        RCM will vote FOR shareholder proposals to allow shareholder action by written consent, and we will oppose management proposals that restrict or prohibit shareholder ability to take action by written consent.

        SHAREHOLDER'S RIGHT TO CALL SPECIAL MEETING: FOR

        RCM votes FOR proposals to restore or expand shareholder rights to call special meetings. We vote AGAINST management proposals requiring higher vote requirements in order to call special meetings, and AGAINST proposals that prohibit the right to call meetings.

        CONFIDENTIAL VOTING: FOR

        RCM votes for shareholder proposals requesting companies to adopt confidential voting because confidential voting may eliminate undue pressure from company management. Furthermore, RCM maintains records which allow our clients to have access to our voting decisions.

                         SOCIAL AND ENVIRONMENTAL ISSUES
                         _______________________________

        SHAREHOLDER PROPOSALS REGARDING SOCIAL AND ENVIRONMENTAL ISSUES:
        CASE-BY-CASE

        In evaluating social and environmental proposals, RCM first determines whether the issue should be addressed on a company-specific basis. Many social and environmental proposals are beyond the scope of any one company and are more properly the province of government and broader regulatory action. If this is the case, RCM recommends voting against the proposal. Most proposals raising issues of public concern require shareholders to apply subjective criteria in determining their voting decisions. While broad social and environmental issues are of concern to everyone, institutional shareholders acting as representatives of their beneficiaries must consider only the economic impact of the proposal on the target company, which in many cases cannot be clearly demonstrated.

        RCM considers the following factors in evaluating proposals that address social and environmental issues:

               .    Cost to implement proposed requirement
               .    Whether any actual abuses exist
               .    Whether the company has taken any action to address the
                    problem
               .    The extent, if any, to which the proposal would interfere
                    with the day-to-day management of the company.

        RCM generally supports proposals that encourage corporate social responsibility. However, RCM does not support proposals that require a company to cease particular operations, monitor the affairs of other companies with whom it does business, impose quotas, or otherwise interfere with the day-to-day management of a company. In the absence of compelling evidence that a proposal will have a positive economic impact, RCM believes that these matters are best left to the judgment of management.

        SIGN OR ENDORSE THE CERES PRINCIPLES: CASE-BY-CASE

        The CERES Principles represent a voluntary commitment of corporations to continued environmental improvement beyond what is required by government regulation. CERES was formed by the Coalition of Environmentally Responsible Economies in the wake of the March 1989 Exxon Valdez oil spill, to address environmental issues such as protection of the biosphere, sustainable use of natural resources, reduction and disposal of wastes, energy conservation, and employee and community risk reduction. Endorsers of the CERES Principles are required to pay annual fees based on annual revenue of the company.

        RCM generally supports shareholder requests for reports on activities related to the goals of the CERES Principles or other in-house environmental programs. Proposals to adopt the CERES Principles are voted on a case-by-case basis, taking into account the company's current environmental disclosure, its environmental track record, and the practices of peer companies.

        ENVIRONMENTAL REPORTING: FOR

        RCM generally supports shareholder requests for reports seeking additional information on activities regarding environmental programs, particularly when it appears that companies have not adequately addressed shareholder's environmental concerns.

        NORTHERN IRELAND (MACBRIDE PRINCIPLES): CASE-BY-CASE

        The MacBride Principles are aimed at countering anti-Catholic discrimination in employment in the British state of Northern Ireland. These principles require affirmative steps to hire Catholic workers and promote them to management positions, to provide job security and to eliminate inflammatory religious emblems. Divestment of stock is not called for under these principles. RCM takes the following factors into consideration regarding Northern Ireland resolutions:

               . Whether any discrimination charges have been filed against the subject company within the past year;
               . Whether the subject company has subscribed to the Fair Employment Agency's, "Declaration of Principle and Intent." (Northern Ireland governmental regulations); and
               . Whether potentially offensive material is not allowed in the work area (flags, posters, etc.).

----------
        No person has been authorized to give any information or to make any representation not contained in this Statement of Additional Information or in the Prospectus and, if given or made, such information or representation must not be relied upon as having been authorized. This Statement of Additional Information does not constitute an offering of any securities other than the registered securities to which it relates or an offer to any person in any state or other jurisdiction of the United States or any country where such offer would be unlawful.

MetLife/R/

METROPOLITAN SERIES FUND, INC.                                December 31, 2005
Annual Report

METROPOLITAN SERIES FUND, INC.

 TABLE OF CONTENTS



           LETTER FROM THE PRESIDENT......................... MSF-1
           PORTFOLIO MANAGEMENT COMMENTARY
              MetLife Conservative Allocation Portfolio...... MSF-2
              MetLife Conservative to Moderate Allocation
                Portfolio.................................... MSF-4
              MetLife Moderate Allocation Portfolio.......... MSF-6
              MetLife Moderate to Aggressive Allocation
                Portfolio.................................... MSF-8
              MetLife Aggressive Allocation Portfolio........ MSF-10

              BlackRock Investment Trust Portfolio........... MSF-12
              BlackRock Large Cap Value Portfolio............ MSF-14
              BlackRock Legacy Large Cap Growth Portfolio.... MSF-16
              Capital Guardian U.S. Equity Portfolio......... MSF-18
              Davis Venture Value Portfolio.................. MSF-20
              FI Value Leaders Portfolio..................... MSF-22
              Harris Oakmark Large Cap Value Portfolio....... MSF-24
              Jennison Growth Portfolio...................... MSF-26
              MetLife Stock Index Portfolio.................. MSF-28
              MFS Investors Trust Portfolio.................. MSF-30
              T. Rowe Price Large Cap Growth Portfolio....... MSF-32
              Zenith Equity Portfolio........................ MSF-34

              BlackRock Aggressive Growth Portfolio.......... MSF-36
              FI Mid Cap Opportunities Portfolio............. MSF-38
              Harris Oakmark Focused Value Portfolio......... MSF-40
              MetLife Mid Cap Stock Index Portfolio.......... MSF-42
              Neuberger Berman Mid Cap Value Portfolio....... MSF-44

              BlackRock Strategic Value Portfolio............ MSF-46
              Franklin Templeton Small Cap Growth Portfolio.. MSF-48
              Loomis Sayles Small Cap Portfolio.............. MSF-50
              Russell 2000 Index Portfolio................... MSF-52
              T. Rowe Price Small Cap Growth Portfolio....... MSF-54

              FI International Stock Portfolio............... MSF-56
              Morgan Stanley EAFE Index Portfolio............ MSF-58
              Oppenheimer Global Equity Portfolio............ MSF-60

              BlackRock Diversified Portfolio................ MSF-62
              MFS Total Return Portfolio..................... MSF-64

              BlackRock Bond Income Portfolio................ MSF-66
              Lehman Brothers Aggregate Bond Index Portfolio. MSF-68
              Salomon Brothers Strategic Bond Opportunities
                Portfolio.................................... MSF-70
              Salomon Brothers U.S. Government Portfolio..... MSF-72

              BlackRock Money Market Portfolio............... MSF-74

           SHAREHOLDER EXPENSE EXAMPLE....................... MSF-75

           FINANCIAL STATEMENTS
              MetLife Conservative Allocation Portfolio...... MSF-80
              MetLife Conservative to Moderate Allocation
                Portfolio.................................... MSF-84
              MetLife Moderate Allocation Portfolio.......... MSF-88
              MetLife Moderate to Aggressive Allocation
                Portfolio.................................... MSF-92
              MetLife Aggressive Allocation Portfolio........ MSF-96

              BlackRock Investment Trust Portfolio........... MSF-100
              BlackRock Large Cap Value Portfolio............ MSF-107
              BlackRock Legacy Large Cap Growth Portfolio.... MSF-114
              Capital Guardian U.S. Equity Portfolio......... MSF-120
              Davis Venture Value Portfolio.................. MSF-126
              FI Value Leaders Portfolio..................... MSF-132
              Harris Oakmark Large Cap Value Portfolio....... MSF-141
              Jennison Growth Portfolio...................... MSF-147
              MetLife Stock Index Portfolio.................. MSF-153
              MFS Investors Trust Portfolio.................. MSF-164
              T. Rowe Price Large Cap Growth Portfolio....... MSF-170
              Zenith Equity Portfolio........................ MSF-177

              BlackRock Aggressive Growth Portfolio.......... MSF-181
              FI Mid Cap Opportunities Portfolio............. MSF-187
              Harris Oakmark Focused Value Portfolio......... MSF-193
              MetLife Mid Cap Stock Index Portfolio.......... MSF-198
              Neuberger Berman Mid Cap Value Portfolio....... MSF-208

              BlackRock Strategic Value Portfolio............ MSF-214
              Franklin Templeton Small Cap Growth Portfolio.. MSF-221
              Loomis Sayles Small Cap Portfolio.............. MSF-228
              Russell 2000 Index Portfolio................... MSF-236
              T. Rowe Price Small Cap Growth Portfolio....... MSF-258

              FI International Stock Portfolio............... MSF-266
              Morgan Stanley EAFE Index Portfolio............ MSF-274
              Oppenheimer Global Equity Portfolio............ MSF-288

              BlackRock Diversified Portfolio................ MSF-295
              MFS Total Return Portfolio..................... MSF-308

              BlackRock Bond Income Portfolio................ MSF-321
              Lehman Brothers Aggregate Bond Index Portfolio. MSF-332
              Salomon Brothers Strategic Bond Opportunities
                Portfolio.................................... MSF-345
              Salomon Brothers U.S. Government Portfolio..... MSF-360

              BlackRock Money Market Portfolio............... MSF-366

           NOTES TO FINANCIAL STATEMENTS..................... MSF-371

           REPORT OF INDEPENDENT REGISTERED PUBLIC
             ACCOUNTING FIRM................................. MSF-385

           SHAREHOLDER VOTES................................. MSF-386

           DIRECTORS AND OFFICERS............................ MSF-388

           BOARD APPROVAL OF AGREEMENTS...................... MSF-391


             Not all Portfolios are available under every product.
  Please refer to your prospectus for information on the Portfolios that are available.

Morgan Stanley sponsors the MSCI EAFE(R) Index, Lehman Brothers sponsors the Lehman Brothers(R) Aggregate Bond Index, Standard & Poor's sponsors the S&P 500(R) Index and the S&P 400 MidCap Index, and Frank Russell Company sponsors the Russell 2000(R) Index (together referred to as the "index sponsors"). Direct investment in the indexes is not possible. The index sponsors do not sponsor, endorse, sell or promote any of the Metropolitan Series Fund, Inc.'s (the "Fund's") Portfolios (the "Portfolios") or make any representation regarding the advisability of investing in the Portfolios. The index sponsors have no responsibility for and do not participate in the management of the Portfolio assets, or sale of the Portfolio shares. Each index and its associated service marks are the exclusive property of the respective index sponsor, and references thereto have been made with permission. The Fund's Statement of Additional Information contains a more detailed description of the limited relationship the index sponsors have with Metropolitan Life Insurance Company and the Fund.

 LETTER FROM THE PRESIDENT

February 2006

TO OUR POLICYHOLDERS/CONTRACT OWNERS:

We are pleased to provide you with the December 31, 2005 Annual Report for the Metropolitan Series Fund, Inc. The Report is designed to help you make informed decisions on how to allocate your money within your variable product.

Like world events and the economy, the capital markets are subject to volatility and the possibility of rapid change. We encourage you to work with your registered representative to develop an investment program to meet your long-term retirement, investment, and insurance needs.

You have the opportunity to join other policyholders and contract owners who are already taking advantage of our eDelivery service. When you register for eDelivery, fund reports, prospectuses and other informational documents are sent to you electronically. You can view and save your documents on-line, rather than receiving them in the mail. eDelivery is free, convenient, paperless and easy. See the inside front cover for information on how to sign up for eDelivery.

We look forward to serving your future investment needs.

Sincerely,

/s/ Hugh McHaffie
Hugh McHaffie
President, Metropolitan Series Fund, Inc.

METROPOLITAN SERIES FUND, INC.

 METLIFE CONSERVATIVE ALLOCATION PORTFOLIO

MANAGED BY METLIFE ADVISERS, LLC
PORTFOLIO MANAGER COMMENTARY*


PORTFOLIO PERFORMANCE
The MetLife Conservative Allocation Portfolio commenced operations on May 1, 2005. For the eight months ended December 31, 2005, the Class A shares of the Portfolio returned 4.1% compared to the 11.4% return of the Wilshire 5000 Stock Index/1/ and the 2.1% return of the Lehman Brothers Universal Bond Index./2/ Considering that no single index or benchmark can accurately capture the multiple asset class design of the Portfolio, we have created a blended benchmark comprised of several indices for portfolio design and evaluation purposes. Specifically, the blended benchmark for the MetLife Conservative Allocation Portfolio consists of a 16% allocation to the Lehman Brothers 1 to 3 Year Government Bond Index,/3/ a 64% allocation to the Lehman Brothers Universal Bond Index, a 16% allocation to the Wilshire 5000 Stock Index, and a 4% allocation to the Morgan Stanley Capital International EAFE Index./4/ During the eight-month period ending December 31, 2005, the blended benchmark returned 4.0%.

PORTFOLIO REVIEW
Since the inception date of the Portfolio on May 1, 2005, common stocks outperformed bonds by a wide margin. Within domestic stocks, small and mid cap stocks performed better than larger stocks. By investment style, growth style stocks did better than value style stocks during this eight-month period. Foreign stocks outperformed domestic stocks. The total return of bonds was only modestly positive due to a general rise in interest rates, which caused bond prices to fall. Below investment grade bonds did better than higher quality bonds as credit concerns eased.

The MetLife Conservative Allocation Portfolio is a "fund of funds" that invests in other portfolios of Metropolitan Series Fund, Inc. (the "Fund") and Met Investors Series Trust. The Portfolio's initial target allocations were 20% in equity investments and 80% in fixed income investments. The MetLife Conservative Allocation Portfolio is considered the most conservative of the Fund's five Asset Allocation Portfolios as measured by its potential risk.


* The views expressed above are those of the investment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The Index is market capitalized weighted. Approximately 82% of the equity securities that the Index is comprised of are listed on the New York Stock Exchange, approximately 2% are listed on the American Stock Exchange and approximately 16% are over-the-counter securities (1995). The Index was created in 1974 and backdated to 1971, with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the Index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

/2/ The Lehman Brothers U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the Index that includes floating-rate debt is the Emerging Markets Index. Bonds and securities must (i) be fixed rate, although they can carry a coupon that steps up or changes according to a predetermined schedule; (ii) be dollar-denominated and (iii) include bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

/3/ The Lehman Brothers 1 to 3 Year Government Bond Index includes most obligations of the U.S Treasury, agencies and quasi-federal corporations having maturities between one to three years. The Index has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/4/ The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The Index does not include fees or expenses and is not available for direct investment.

                                     MSF-2

METROPOLITAN SERIES FUND, INC.

 METLIFE CONSERVATIVE ALLOCATION PORTFOLIO



                       A $10,000 INVESTMENT COMPARED TO
             THE WILSHIRE 5000 STOCK INDEX AND THE LEHMAN BROTHERS
                             UNIVERSAL BOND INDEX

                                    [CHART]

                  MetLife Conservative
                       to Moderate        Wilshire 5000    Lehman Brothers
                   Allocation Class A      Stock Index   Universal Bond Index
                  --------------------   -------------   --------------------
 05/05                 $10,000              $10,000           $10,000
 12/05                  10,413               11,144            10,206


--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                       METLIFE CONSERVATIVE ALLOCATION PORTFOLIO WILSHIRE 5000   LEHMAN BROTHERS
                       CLASS A              CLASS B               STOCK INDEX  UNIVERSAL BOND INDEX
       Since Inception   4.1%                 4.0%                   11.4%             2.1%

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception date of the Class A and Class B shares is 5/1/05. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2005


                                 TOP HOLDINGS

                                                                                                   % OF TOTAL
                                                                                                   NET ASSETS
                                                                                                   ----------
MET INVESTORS SERIES TRUST--PIMCO TOTAL RETURN PORTFOLIO, (CLASS A)...............................   26.8%
METROPOLITAN SERIES FUND, INC.--SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO, (CLASS A)   17.9%
METROPOLITAN SERIES FUND, INC.--BLACKROCK BOND INCOME PORTFOLIO, (CLASS A)........................   15.9%
METROPOLITAN SERIES FUND, INC.--SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO, (CLASS A).............   11.9%
MET INVESTORS SERIES TRUST--LORD ABBETT BOND DEBENTURE PORTFOLIO, (CLASS A).......................    6.0%
METROPOLITAN SERIES FUND, INC.--T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO, (CLASS A)...............    4.1%
METROPOLITAN SERIES FUND, INC.--METLIFE STOCK INDEX PORTFOLIO, (CLASS A)..........................    3.0%
METROPOLITAN SERIES FUND, INC.--FI INTERNATIONAL STOCK PORTFOLIO, (CLASS A).......................    2.1%
MET INVESTORS SERIES TRUST--HARRIS OAKMARK INTERNATIONAL PORTFOLIO, (CLASS A).....................    2.0%
METROPOLITAN SERIES FUND, INC.--DAVIS VENURE VALUE PORTFOLIO, (CLASS A)...........................    2.0%

                                     MSF-3

METROPOLITAN SERIES FUND, INC.

 METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO

MANAGED BY METLIFE ADVISERS, LLC
PORTFOLIO MANAGER COMMENTARY*


PORTFOLIO PERFORMANCE
The MetLife Conservative to Moderate Allocation Portfolio commenced operations on May 1, 2005. For the eight months ended December 31, 2005, the Class A shares of the Portfolio returned 6.4% compared to the 11.4% return of the Wilshire 5000 Stock Index/1/ and the 2.1% return of the Lehman Brothers Universal Bond Index./2/ Considering that no single index or benchmark can accurately capture the multiple asset class design of the Portfolio, we have created a blended benchmark comprised of several indices for portfolio design and evaluation purposes. Specifically, the blended benchmark for the MetLife Conservative to Moderate Allocation Portfolio consists of a 12% allocation to the Lehman Brothers 1 to 3 Year Government Bond Index/3/, a 48% allocation to the Lehman Brothers Universal Bond Index, a 32% allocation to the Wilshire 5000 Stock Index, and an 8% allocation to the Morgan Stanley Capital International EAFE Index/4/. During the eight-month period ending December 31, 2005, the blended benchmark returned 6.1%.

PORTFOLIO REVIEW
Since the inception date of the Portfolio on May 1, 2005, common stocks outperformed bonds by a wide margin. Within domestic stocks, small and mid cap stocks performed better than larger stocks. By investment style, growth style stocks did better than value style stocks during this eight-month period. Foreign stocks outperformed domestic stocks. The total return of bonds was only modestly positive due to a general rise in interest rates, which caused bond prices to fall. Below investment grade bonds did better than higher quality bonds as credit concerns eased.

The MetLife Conservative to Moderate Allocation Portfolio is a "fund of funds" that invests in other portfolios of the Metropolitan Series Fund, Inc. (the "Fund") and the Met Investors Series Trust. The Portfolio's initial target allocations were 40% in equity investments and 60% in fixed income investments. The MetLife Conservative to Moderate Allocation Portfolio is considered the second most conservative of the Fund's five Asset Allocation Portfolios as measured by potential risk.


* The views expressed above are those of the investment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The Index is market capitalized weighted. Approximately 82% of the equity securities that the Index is comprised of are listed on the New York Stock Exchange, approximately 2% are listed on the American Stock Exchange and approximately 16% are over-the-counter securities (1995). The Index was created in 1974 and backdated to 1971, with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

/2/ The Lehman Brothers U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although they can carry a coupon that steps up or changes according to a predetermined schedule; must be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

/3/ The Lehman Brothers 1 to 3 Year Government Bond Index includes most obligations of the U.S Treasury, agencies and quasi-federal corporations having maturities between one to three years. The Index has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/4/ The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The Index does not include fees or expenses and is not available for direct investment.

                                     MSF-4

METROPOLITAN SERIES FUND, INC.

 METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO



                       A $10,000 INVESTMENT COMPARED TO
             THE WILSHIRE 5000 STOCK INDEX AND THE LEHMAN BROTHERS
                             UNIVERSAL BOND INDEX

                                    [CHART]

                  MetLife Conservative
                      to Moderate        Wilshire 5000     Lehman Brothers
                   Allocation Class A     Stock Index    Universal Bond Index
                  --------------------   -------------   --------------------
05/05                  $10,000             $10,000           $10,000
12/05                   10,413              11,144            10,206

--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                       METLIFE CONSERVATIVE TO MODERATE
                       ALLOCATION PORTFOLIO             WILSHIRE 5000   LEHMAN BROTHERS
                       CLASS A          CLASS B          STOCK INDEX  UNIVERSAL BOND INDEX
       Since Inception   6.4%             6.2%              11.4%             2.1%

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception date of the Class A and Class B shares is 5/1/05. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 2005


                                 TOP HOLDINGS

                                                                                                   % OF TOTAL
                                                                                                   NET ASSETS
                                                                                                   ----------
MET INVESTORS SERIES TRUST--PIMCO TOTAL RETURN PORTFOLIO, (CLASS A)...............................   21.8%
METROPOLITAN SERIES FUND, INC.--SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO, (CLASS A)   14.9%
METROPOLITAN SERIES FUND, INC.--BLACKROCK BOND INCOME PORTFOLIO, (CLASS A)........................    7.9%
METROPOLITAN SERIES FUND, INC.--T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO, (CLASS A)...............    7.1%
METROPOLITAN SERIES FUND, INC.--METLIFE STOCK INDEX PORTFOLIO, (CLASS A)..........................    7.0%
METROPOLITAN SERIES FUND, INC.--SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO, (CLASS A).............    6.9%
MET INVESTORS SERIES TRUST--LORD ABBETT BOND DEBENTURE PORTFOLIO, (CLASS A).......................    5.9%
METROPOLITAN SERIES FUND, INC.--FI INTERNATIONAL STOCK PORTFOLIO, (CLASS A).......................    4.2%
MET INVESTORS SERIES TRUST--HARRIS OAKMARK INTERNATIONAL PORTFOLIO, (CLASS A).....................    4.0%
METROPOLITAN SERIES FUND, INC.--DAVIS VENURE VALUE PORTFOLIO, (CLASS A)...........................    4.0%

                                     MSF-5

METROPOLITAN SERIES FUND, INC.

 METLIFE MODERATE ALLOCATION PORTFOLIO

MANAGED BY METLIFE ADVISERS, LLC
PORTFOLIO MANAGER COMMENTARY*



PORTFOLIO PERFORMANCE
The MetLife Moderate Allocation Portfolio commenced operations on May 1, 2005. For the eight months ended December 31, 2005, the Class A shares of the Portfolio returned 8.7% compared to the 11.4% return of the Wilshire 5000 Stock Index/1/ and the 2.1% return of the Lehman Brothers Universal Bond Index./2/ Considering that no single index or benchmark can accurately capture the multiple asset class design of the Portfolio, we have created a blended benchmark comprised of several indices for portfolio design and evaluation purposes. Specifically, the blended benchmark for the MetLife Moderate Allocation Portfolio consists of an 8% allocation to the Lehman Brothers 1 to 3 Year Government Bond Index/3/, a 32% allocation to the Lehman Brothers Universal Bond Index, a 48% allocation to the Wilshire 5000 Stock Index, and a 12% allocation to the Morgan Stanley Capital International EAFE Index/4/. During the eight-month period ending December 31, 2005, the blended benchmark returned 8.2%.

PORTFOLIO REVIEW
Since the inception date of the Portfolio on May 1, 2005, common stocks outperformed bonds by a wide margin. Within domestic stocks, small and mid cap stocks performed better than larger stocks. By investment style, growth style stocks did better than value style stocks during this eight-month period. Foreign stocks outperformed domestic stocks. The total return of bonds was only modestly positive due to a general rise in interest rates, which caused bond prices to fall. Below investment grade bonds did better than higher quality bonds as credit concerns eased.

The MetLife Moderate Allocation Portfolio is a "fund of funds" that invests in other portfolios of the Metropolitan Series Fund, Inc. (the "Fund") and the Met Investors Series Trust. The Portfolio's initial target allocations were 60% in equity investments and 40% in fixed income investments. The MetLife Moderate Allocation Portfolio is considered the "middle" of the Fund's five Asset Allocation Portfolios as measured by its potential risk.



* The views expressed above are those of the investment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The Index is market capitalized weighted. Approximately 82% of the equity securities that the Index is comprised of are listed on the New York Stock Exchange, approximately 2% are listed on the American Stock Exchange and approximately 16% are over-the-counter securities (1995). The Index was created in 1974 and backdated to 1971, with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

/2/ The Lehman Brothers U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although they can carry a coupon that steps up or changes according to a predetermined schedule, must be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

/3/ The Lehman Brothers 1 to 3 Year Government Bond Index includes most obligations of the U.S Treasury, agencies and quasi-federal corporations having maturities between one to three years. The Index has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/4/ The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The Index does not include fees or expenses and is not available for direct investment.

                                     MSF-6

METROPOLITAN SERIES FUND, INC.

 METLIFE MODERATE ALLOCATION PORTFOLIO




                       A $10,000 INVESTMENT COMPARED TO
             THE WILSHIRE 5000 STOCK INDEX AND THE LEHMAN BROTHERS
                             UNIVERSAL BOND INDEX

                                    [CHART]

                    MetLife Moderate     Wilshire 5000      Lehman Brothers
                   Allocation Class A     Stock Index    Universal Bond Index
                  --------------------   -------------   --------------------
05/05                  $10,000              $10,000           $10,000
12/05                   10,866               11,144            10,206


--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                       METLIFE MODERATE ALLOCATION PORTFOLIO WILSHIRE 5000   LEHMAN BROTHERS
                       CLASS A            CLASS B             STOCK INDEX  UNIVERSAL BOND INDEX
       Since Inception   8.7%               8.5%                 11.4%             2.1%

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception date of the Class A and Class B shares is 5/1/05. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2005


                                 TOP HOLDINGS

                                                                                                   % OF TOTAL
                                                                                                   NET ASSETS
                                                                                                   ----------
MET INVESTORS SERIES TRUST--PIMCO TOTAL RETURN PORTFOLIO, (CLASS A)...............................   17.8%
METROPOLITAN SERIES FUND, INC.--SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO, (CLASS A)   11.9%
METROPOLITAN SERIES FUND, INC.--T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO, (CLASS A)...............   11.0%
METROPOLITAN SERIES FUND, INC.--METLIFE STOCK INDEX PORTFOLIO, (CLASS A)..........................   11.0%
MET INVESTORS SERIES TRUST--HARRIS OAKMARK INTERNATIONAL PORTFOLIO, (CLASS A).....................    7.0%
METROPOLITAN SERIES FUND, INC.--FI INTERNATIONAL STOCK PORTFOLIO, (CLASS A).......................    6.3%
METROPOLITAN SERIES FUND, INC.--DAVIS VENURE VALUE PORTFOLIO, (CLASS A)...........................    5.0%
METROPOLITAN SERIES FUND, INC.--HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO, (CLASS A)...............    5.0%
METROPOLITAN SERIES FUND, INC.--NEUBERGER BERMAN MID CAP VALUE PORTFOLIO, (CLASS A)...............    4.1%
MET INVESTORS SERIES TRUST--LAZARD MID CAP PORTFOLIO, (CLASS A)...................................    4.0%


                                     MSF-7

METROPOLITAN SERIES FUND, INC.

 METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO

MANAGED BY METLIFE ADVISERS, LLC
PORTFOLIO MANAGER COMMENTARY*



PORTFOLIO PERFORMANCE
The MetLife Moderate to Aggressive Allocation Portfolio commenced operations on May 1, 2005. For the eight months ended December 31, 2005, the Class A shares of the Portfolio returned 10.9% compared to the 11.4% return of the Wilshire 5000 Stock Index/1/ and the 2.1% return of the Lehman Brothers Universal Bond Index./2/ Considering that no single index or benchmark can accurately capture the multiple asset class design of the Portfolio, we have created a blended benchmark comprised of several indices for portfolio design and evaluation purposes. Specifically, the blended benchmark for the MetLife Moderate to Aggressive Allocation Portfolio consists of a 4% allocation to the Lehman Brothers 1 to 3 Year Government Bond Index/3/, a 16% allocation to the Lehman Brothers Universal Bond Index, a 64% allocation to the Wilshire 5000 Stock Index, and a 16% allocation to the Morgan Stanley Capital International EAFE Index/4/. During the eight-month period ending December 31, 2005, the blended benchmark returned 10.3%.

PORTFOLIO REVIEW
Since the inception date of the Portfolio on May 1, 2005, common stocks outperformed bonds by a wide margin. Within domestic stocks, small and mid cap stocks performed better than larger stocks. By investment style, growth style stocks did better than value style stocks during this eight-month period. Foreign stocks outperformed domestic stocks. The total return of bonds was only modestly positive due to a general rise in interest rates, which caused bond prices to fall. Below investment grade bonds did better than higher quality bonds as credit concerns eased.

The MetLife Moderate to Aggressive Allocation Portfolio is a "fund of funds" that invests in other portfolios of the Metropolitan Series Fund, Inc. (the "Fund") and the Met Investors Series Trust. The Portfolio's initial target allocations were 80% in equity investments and 20% in fixed income investments. The MetLife Moderate to Aggressive Allocation Portfolio is considered the second most aggressive of the Fund's five Asset Allocation Portfolios as measured by potential risk.

* The views expressed above are those of the investment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The Index is market capitalized weighted. Approximately 82% of the equity securities that the Index is comprised of are listed on the New York Stock Exchange, approximately 2% are listed on the American Stock Exchange and approximately 16% are over-the-counter securities (1995). The Index was created in 1974 and backdated to 1971, with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

/2/ The Lehman Brothers U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although they can carry a coupon that steps up or changes according to a predetermined schedule, must be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

/3/ The Lehman Brothers 1 to 3 Year Government Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations having maturities between one to three years. The Index has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/4/ The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The Index does not include fees or expenses and is not available for direct investment.

                                     MSF-8

METROPOLITAN SERIES FUND, INC.

 METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO



                       A $10,000 INVESTMENT COMPARED TO
             THE WILSHIRE 5000 STOCK INDEX AND THE LEHMAN BROTHERS
                             UNIVERSAL BOND INDEX

                                    [CHART]

                    MetLife Moderate
                      to Agressive       Wilshire 5000     Lehman Brothers
                   Allocation Class A     Stock Index    Universal Bond Index
                  --------------------   -------------   --------------------
05/05                  $10,000              $10,000           $10,000
12/05                   11,094               11,144            10,206












--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                       METLIFE MODERATE TO
                       AGGRESSIVE ALLOCATION PORTFOLIO WILSHIRE 5000   LEHMAN BROTHERS
                       CLASS A         CLASS B          STOCK INDEX  UNIVERSAL BOND INDEX
       Since Inception  10.9%           10.8%              11.4%             2.1%

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception date of the Class A and Class B shares is 5/1/05. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 2005


                                 TOP HOLDINGS

                                                                                                   % OF TOTAL
                                                                                                   NET ASSETS
                                                                                                   ----------
METROPOLITAN SERIES FUND, INC.--METLIFE STOCK INDEX PORTFOLIO, (CLASS A)..........................   14.9%
METROPOLITAN SERIES FUND, INC.--T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO, (CLASS A)...............   14.0%
MET INVESTORS SERIES TRUST--HARRIS OAKMARK INTERNATIONAL PORTFOLIO, (CLASS A).....................    9.0%
MET INVESTORS SERIES TRUST--PIMCO TOTAL RETURN PORTFOLIO, (CLASS A)...............................    8.8%
METROPOLITAN SERIES FUND, INC.--FI INTERNATIONAL STOCK PORTFOLIO, (CLASS A).......................    8.3%
METROPOLITAN SERIES FUND, INC.--HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO, (CLASS A)...............    6.9%
METROPOLITAN SERIES FUND, INC.--NEUBERGER BERMAN MID CAP VALUE PORTFOLIO, (CLASS A)...............    6.1%
METROPOLITAN SERIES FUND, INC.--DAVIS VENURE VALUE PORTFOLIO, (CLASS A)...........................    6.0%
MET INVESTORS SERIES TRUST--LAZARD MID CAP PORTFOLIO, (CLASS A)...................................    5.0%
METROPOLITAN SERIES FUND, INC.--SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO, (CLASS A)    4.9%

                                     MSF-9

METROPOLITAN SERIES FUND, INC.

 METLIFE AGGRESSIVE ALLOCATION PORTFOLIO

MANAGED BY METLIFE ADVISERS, LLC
PORTFOLIO MANAGER COMMENTARY*



PORTFOLIO PERFORMANCE
The MetLife Aggressive Allocation Portfolio commenced operations on May 1, 2005. For the eight months ended December 31, 2005, the Class A shares of the Portfolio returned 12.7% compared to the 11.4% return of the Wilshire 5000 Stock Index/1/ and the 2.1% return of the Lehman Brothers Universal Bond Index./2/ Considering that no single index or benchmark can accurately capture the multiple asset class design of the Portfolio, we have created a blended benchmark comprised of several indices for portfolio design and evaluation purposes. Specifically, the blended benchmark for the MetLife Aggressive Allocation Portfolio consists of an 80% allocation to the Wilshire 5000 Stock Index and a 20% allocation to the Morgan Stanley Capital International EAFE Index/3/. During the eight-month period ending December 31, 2005, the blended benchmark returned 12.5%.

PORTFOLIO REVIEW
Since the inception date of the Portfolio on May 1, 2005, common stocks outperformed bonds by a wide margin. Within domestic stocks, small and mid cap stocks performed better than larger stocks. By investment style, growth style stocks did better than value style stocks during this eight-month period. Foreign stocks outperformed domestic stocks. The total return of bonds was only modestly positive due to a general rise in interest rates, which caused bond prices to fall. Below investment grade bonds did better than higher quality bonds as credit concerns eased.

The MetLife Aggressive Allocation Portfolio is a "fund of funds" that invests in other portfolios of the Metropolitan Series Fund, Inc. (the "Fund") and the Met Investors Series Trust. The Portfolio's initial target allocations were 100% in equity investments and 0% in fixed income investments, although the other Portfolios in which the Aggressive Allocation Portfolio invests may have held cash during the period. The MetLife Aggressive Allocation Portfolio is considered the most aggressive of the Fund's five Asset Allocation Portfolios as measured by its potential risk.


* The views expressed above are those of the investment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The Index is market capitalized weighted. Approximately 82% of the equity securities that the Index is comprised of are listed on the New York Stock Exchange, approximately 2% are listed on the American Stock Exchange and approximately 16% are over-the-counter securities (1995). The Index was created in 1974 and backdated to 1971, with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

/2/ The Lehman Brothers U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although they can carry a coupon that steps up or changes according to a predetermined schedule, must be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

/3/ The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The Index does not include fees or expenses and is not available for direct investment.

                                    MSF-10

METROPOLITAN SERIES FUND, INC.

 METLIFE AGGRESSIVE ALLOCATION PORTFOLIO



                       A $10,000 INVESTMENT COMPARED TO
             THE WILSHIRE 5000 STOCK INDEX AND THE LEHMAN BROTHERS
                             UNIVERSAL BOND INDEX

                                    [CHART]

                   MetLife Aggressive    Wilshire 5000     Lehman Brothers
                   Allocation Class A     Stock Index    Universal Bond Index
                  --------------------   -------------   --------------------
05/05                  $10,000              $10,000           $10,000
12/05                   11,271               11,144            10,206


--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                       METLIFE AGGRESSIVE ALLOCATION PORTFOLIO WILSHIRE 5000   LEHMAN BROTHERS
                       CLASS A             CLASS B              STOCK INDEX  UNIVERSAL BOND INDEX
       Since Inception  12.7%               12.6%                  11.4%             2.1%

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception date of the Class A and Class B shares is 5/1/05. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2005


                                 TOP HOLDINGS

                                                                                    % OF TOTAL
                                                                                    NET ASSETS
                                                                                    ----------
METROPOLITAN SERIES FUND, INC.--T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO, (CLASS A)   16.9%
METROPOLITAN SERIES FUND, INC.--METLIFE STOCK INDEX PORTFOLIO, (CLASS A)...........   16.8%
METROPOLITAN SERIES FUND, INC.--FI INTERNATIONAL STOCK PORTFOLIO, (CLASS A)........   10.3%
MET INVESTORS SERIES TRUST--HARRIS OAKMARK INTERNATIONAL PORTFOLIO, (CLASS A)......   10.0%
METROPOLITAN SERIES FUND, INC.--NEUBERGER BERMAN MID CAP VALUE PORTFOLIO, (CLASS A)    8.0%
METROPOLITAN SERIES FUND, INC.--DAVIS VENURE VALUE PORTFOLIO, (CLASS A)............    7.9%
METROPOLITAN SERIES FUND, INC.--HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO, (CLASS A)    7.9%
MET INVESTORS SERIES TRUST--LAZARD MID CAP PORTFOLIO, (CLASS A)....................    6.0%
METROPOLITAN SERIES FUND, INC.--RUSSELL 2000 INDEX PORTFOLIO, (CLASS A)............    5.0%
MET INVESTORS SERIES TRUST--T. ROWE PRICE MID CAP GROWTH PORTFOLIO, (CLASS A)......    3.0%

                                    MSF-11

METROPOLITAN SERIES FUND, INC.

 BLACKROCK INVESTMENT TRUST PORTFOLIO

MANAGED BY BLACKROCK ADVISORS, INC.
PORTFOLIO MANAGER COMMENTARY*


PORTFOLIO PERFORMANCE
For the year ended December 31, 2005, the Class A shares of the BlackRock Investment Trust Portfolio returned 3.6%, compared to its benchmark, the Standard & Poor's 500 Index/1/, which returned 4.9%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Core Funds Universe/2/, was 5.8% over the same period.

PORTFOLIO REVIEW
With investor focus on the level of energy prices, the direction of interest rates, a flattening yield curve, a possible economic "soft patch" during the first half of the year, and the ultimate impact of the devastating weather disaster in the Gulf region during the second half of the year, the U.S. equity market gyrated throughout 2005. Ultimately, on the strength of an almost 4% rally in November, the S&P 500 finished the year up 4.9%.

Not all segments of the equity market were positive however. Two sectors actually produced negative returns. The Telecommunication and Consumer Cyclical sectors were down about 9% and 7% respectively. Leading the market up were the Energy and Utilities sectors up over 29% and 13% respectively.

The dominance of value stocks over growth stocks had reached the five-year mark at the end of the first quarter of 2005. Although growth stocks showed some strength during the remainder of the year, the Russell 1000 Value Index/3/ still edged out the Russell 1000 Growth Index/4/ by 1.8% for the entire year. Large cap stocks (Russell 1000 Index)/5/ outpaced small cap stocks (Russell 2000 Index)/6/ by 1.7% over this same period, reversing a multi-year trend of small cap leadership. However, within the size categories, mid cap stocks (Russell Midcap Index)/7/ were the strongest, advancing over 12.7% for 2005.

With the completion of the BlackRock/State Street Research merger at the end of January, the Investment Trust Portfolio was transitioned to the quantitative investment process at BlackRock. The management team uses quantitative techniques to analyze a universe of approximately 800 companies, including those in the S&P 500 Index and about 300 other large and medium capitalization companies. Using a multifactor model, the management team identifies stocks with rising earnings expectations that sell at low relative valuations when compared to their sector peers. Based on this information, and using sophisticated risk measurement tools, the management team selects stocks, together with their appropriate weightings, that it believes will maximize the Portfolio's return per unit of risk. The Portfolio seeks to maintain the market capitalization, sector allocations, and style characteristics of the S&P
500 Index.

The performance of the BlackRock core quantitative model can be clearly divided into two periods. During the first half of 2005 the model was solidly predictive and the Portfolio outperformed the index. During the second half of the year, with investors seemingly preoccupied by macro issues, the model faltered and the Portfolio under performed. Evaluated across the entire year, the model was flat to modestly positive. Both the valuation and earnings expectation components of the model were consistent with the overall model. ESTIMATE MOMENTUM and EARNINGS REVISIONS UP on the Earnings Expectation side and FORECAST EARNINGS TO PRICE on the Valuation side were the only positive individual factors. EARNINGS REVISIONS DOWN, RETURN ON EQUITY and BOOK TO PRICE were the least predictive factors.

Analyzing the sectors where stock selection had the greatest impact on relative performance, Consumer Cyclicals, Energy, and Basic Materials were the strongest performing sectors. Within these sectors, specific names that helped relative performance include NORDSTROM, CONOCOPHILLIPS, VALERO, NEWFIELD EXPLORATION, CONSOL ENERGY, and GEORGIA PACIFIC. All of these names were highly ranked by the model and were held in the Portfolio during the period. The strength of these sectors was overwhelmed by the weak relative performance in Technology, Consumer Non-Cyclicals and Commercial Services sectors. The Portfolio was hurt by an overweight in several poor performing stocks, such as IBM, QLOGIC, ARCHER DANIELS MIDLAND, ENERGIZER, and CENDANT; and an underweight in the strong performing APPLE COMPUTER and BOEING.


* On January 31, 2005, BlackRock Advisors, Inc. ("BlackRock") succeeded State Street Research & Management Company ("State Street Research") as subadviser to the Portfolio, and the Portfolio's name was changed from State Street Research Investment Trust Portfolio to BlackRock Investment Trust Portfolio. This commentary was prepared by BlackRock. The views expressed above are those of the subinvestment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Standard & Poor's (S&P) 500(R) Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

/3/ The Russell 1000(R) Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher divided yields and lower forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/4/ The Russell 1000(R) Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/5/ The Russell 1000(R) Index is an unmanaged measure of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the investable U.S.equity market. The Index had a total market capitalization range of $1.8 billion to $387 billion with an average market capitalization of approximately $13 billion. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/6/ The Russell 2000(R) Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/7/ The Russell Midcap Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

                                    MSF-12

METROPOLITAN SERIES FUND, INC.

 BLACKROCK INVESTMENT TRUST PORTFOLIO



                     A $10,000 INVESTMENT COMPARED TO THE
                                 S&P 500 INDEX

                   [CHART]

         BlackRock Investment      S&P 500
            Trust Class A           Index
         --------------------     ---------
12/95          $10,000             $10,000
                12,219              12,295
12/97           15,684              16,395
                20,100              21,080
12/99           23,813              25,515
                22,344              23,194
12/01           18,544              20,440
                13,699              15,924
12/03           17,841              20,489
                19,778              22,717
12/05           20,488              23,832

--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                BLACKROCK INVESTMENT TRUST PORTFOLIO S&P 500
                                CLASS A      CLASS B     CLASS E      INDEX
                1 Year            3.6%         3.3%        3.5%        4.9%
                5 Years          -1.7          N/A         N/A         0.5
                10 Years          7.4          N/A         N/A         9.1
                Since Inception    --         -0.7        -0.6          --

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 5/16/83, 5/01/01 and 5/01/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 2005


                                 TOP HOLDINGS

                                                      % OF TOTAL
                                                      NET ASSETS
                                                      ----------
                GENERAL ELECTRIC CO..................    4.4%
                MICROSOFT CORP.......................    3.0%
                BANK OF AMERICA CORP.................    2.6%
                INTEL CORP...........................    2.5%
                EXXON MOBIL CORP.....................    2.5%
                PFIZER, INC..........................    2.3%
                INTERNATIONAL BUSINESS MACHINES CORP.    1.9%
                WACHOVIA CORP........................    1.7%
                CONOCOPHILLIPS.......................    1.7%
                ALTRIA GROUP, INC....................    1.6%


                                  TOP SECTORS

                                              % OF EQUITY
                                              MARKET VALUE
                                              ------------
                      FINANCIALS.............    21.3%
                      TECHNOLOGY.............    17.2%
                      HEALTH CARE............    12.8%
                      ENERGY.................     9.1%
                      CONSUMER (NON-CYCLICAL)     7.7%
                      CONSUMER (CYCLICALS)...     7.1%
                      INDUSTRIALS............     6.4%
                      CONSUMER SERVICES......     5.0%
                      UTILITY................     3.5%
                      TELECOMMUNICATIONS.....     3.1%


                                    MSF-13

METROPOLITAN SERIES FUND, INC.

 BLACKROCK LARGE CAP VALUE PORTFOLIO

MANAGED BY BLACKROCK ADVISORS, INC.
PORTFOLIO MANAGER COMMENTARY*



PORTFOLIO PERFORMANCE
For the year ended December 31, 2005, the Class A shares of the BlackRock Large Cap Value Portfolio returned 6.0%, compared to its benchmark, the Russell 1000 Value Index/1/, which returned 7.1%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Value Funds Universe/2/, was 4.8% over the same period.

PORTFOLIO REVIEW
With investor focus on the level of energy prices, the direction of interest rates, a flattening yield curve, a possible economic "soft patch" during the first half of the year, and the ultimate impact of the devastating weather disaster in the Gulf region during the second half of the year, the U.S. equity market gyrated throughout 2005. Ultimately, on the strength of an almost 4% rally in November, the S&P 500 finished the year up 4.9%.

Not all segments of the equity market were positive however. Two sectors actually produced negative returns. The Telecommunication and Consumer Cyclical sectors were down about 9% and 7% respectively. Leading the market up were the Energy and Utilities sectors up over 29% and 13% respectively.

The dominance of value stocks over growth stocks had reached the five-year mark at the end of the first quarter of 2005. Although growth stocks showed some strength during remainder of the year, the Russell 1000 Value Index still edged out the Russell 1000 Growth Index/3/ by 1.8% for the full year. Large cap stocks (Russell 1000 Index/4/) outpaced small cap stocks (Russell 2000 Index/5/) by 1.7% over this same period reversing a multi-year trend of small cap leadership. However, within the size categories, mid cap stocks (Russell Midcap Index/6/) were the strongest, advancing over 12.7% for 2005.

With the completion of the BlackRock/State Street Research merger at the end of January, the Portfolio was transitioned to the quantitative investment process at BlackRock. The management team uses quantitative techniques to analyze a universe of approximately 800 value companies. The management team uses a multi-factor model, which identifies the key factors that drive the performance of value stocks. Using this multi-factor model, the management team identifies stocks with low relative valuations and improving earnings expectations when compared to their sector peers. Based on this information, and using sophisticated risk measurement tools, the management team selects stocks, together with their appropriate weightings, that it believes will maximize the Portfolio's return per unit of risk. The Portfolio seeks to maintain the market capitalization, sector allocations, and style characteristics similar to those of the Russell 1000 Value Index.

The performance of the BlackRock value quantitative model was flat to modestly predictive during 2005. Both the valuation and earnings expectation components of the model were consistent with the overall model. ESTIMATE MOMENTUM and EARNINGS REVISIONS UP on the Earnings Expectation side and FORECAST EARNINGS TO PRICE on the Valuation side along with PRICE MOMENTUM were the most predictive individual factors. EARNINGS REVISIONS DOWN, RETURN ON EQUITY and EARNINGS SURPRISE were the least predictive factors.

Analyzing the sectors where stock selection had the greatest impact on relative performance, Basic Materials, Energy, and Consumer Cyclicals were the strongest performing sectors. Within these sectors, specific names that helped relative performance include CONSOL ENERGY, PHELPS DODGE, AMERADA HESS, VALERO, CUMMINS, and BARNES & NOBLE. All of these names were highly ranked by the model and held in the Portfolio during the period. The strength of these sectors was offset by the weak relative performance in the Technology, Consumer Non-Cyclicals and Healthcare sectors. The Portfolio was hurt by overweight positions in several poor performing stocks, KROGER, ENERGIZER, PFIZER; and an underweight position in the strong performing HEWLETT PACKARD.

* On January 31, 2005, BlackRock Advisors, Inc. ("BlackRock") succeeded State Street Research & Management Company ("State Street Research") as subadviser to the Portfolio, and the Portfolio's name was changed from State Street Research Large Cap Value Portfolio to BlackRock Large Cap Value Portfolio. This commentary was prepared by BlackRock. The views expressed above are those of the subinvestment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Russell 1000(R) Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher divided yields and lower forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

/3/ The Russell 1000(R) Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/4/ The Russell 1000(R) Index is an unmanaged measure of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the investable U.S. equity market. The Index had a total market capitalization range of $1.8 billion to $387 billion with an average market capitalization of approximately $13 billion. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/5/ The Russell 2000(R) Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/6/ The Russell Midcap Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

                                    MSF-14

METROPOLITAN SERIES FUND, INC.

 BLACKROCK LARGE CAP VALUE PORTFOLIO



                     A $10,000 INVESTMENT COMPARED TO THE
                           RUSSELL 1000 VALUE INDEX

                       [CHART]

           BlackRock Large Cap    Russell 1000
              Value Class A       Value Index
           -------------------    ------------
  5/02          $10,000             $10,000
 12/02            8,005               8,404
 12/03           10,861              10,928
 12/04           12,317              12,730
 12/05           13,054              13,628

--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                              BLACKROCK LARGE CAP VALUE PORTFOLIO RUSSELL 1000
                              CLASS A     CLASS B     CLASS E     VALUE INDEX
              1 Year            6.0%        5.6%        5.7%          7.1%
              Since Inception   7.5        13.8         7.4           8.8

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 5/01/02, 7/30/02 and 5/01/02, respectively. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 2005


                                 TOP HOLDINGS

                                              % OF TOTAL
                                              NET ASSETS
                                              ----------
                        EXXON MOBIL CORP.....    4.6%
                        BANK OF AMERICA CORP.    4.4%
                        PFIZER, INC..........    3.3%
                        CITIGROUP, INC.......    2.9%
                        CONOCOPHILLIPS.......    2.4%
                        WACHOVIA CORP........    2.4%
                        GENERAL ELECTRIC CO..    2.3%
                        AT&T, INC............    2.2%
                        JPMORGAN CHASE & CO..    1.8%
                        PPL CORP.............    1.7%


                                  TOP SECTORS

                                              % OF EQUITY
                                              MARKET VALUE
                                              ------------
                     FINANCIALS..............    36.7%
                     ENERGY..................    13.2%
                     UTILITY.................     6.8%
                     HEALTH CARE.............     6.7%
                     TECHNOLOGY..............     6.2%
                     CONSUMER SERVICES.......     5.8%
                     TELECOMMUNICATIONS......     5.3%
                     CONSUMER (NON-CYCLICALS)     5.2%
                     BASIC MATERIALS.........     4.3%
                     CONSUMER (CYCLICALS)....     3.5%

                                    MSF-15

METROPOLITAN SERIES FUND, INC.

 BLACKROCK LEGACY LARGE CAP GROWTH PORTFOLIO

MANAGED BY BLACKROCK ADVISORS, INC.
PORTFOLIO MANAGER COMMENTARY*


PORTFOLIO PERFORMANCE
For the year ended December 31, 2005, the Class A shares of the BlackRock Legacy Large Cap Growth Portfolio returned 7.0%, compared to its benchmark, the Russell 1000 Growth Index/1/, which returned 5.3%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Growth Funds Universe/2/, was 7.3% over the same period.

PORTFOLIO REVIEW
Equity markets delivered modest returns during the fourth quarter on the heels of subdued energy prices and economic strength. The S&P 500 Index/3/ ended the quarter with a gain of 2.1%, leaving the Index up 4.9% for 2005, and marking the third consecutive year of gains. However, strong earnings growth among companies did little to propel market returns during the year, as investors focused on elevated oil prices, interest rates, and a susceptible housing market.

In this environment, the Portfolio outperformed its benchmark, the Russell 1000 Growth Index. The Portfolio benefited from strong stock selection across a number of sectors including, information technology, health care, financials and materials. Stock selection decisions in consumer staples, consumer discretionary, and industrials created a modest drag on return comparisons. Additionally, our overweight to the energy sector helped to drive both absolute and relative gains higher over the course of the year.

Stock selection decisions within the information technology sector led to favorable return comparisons during the year, as the Portfolio's positions tended to significantly outperform benchmark holdings. Among information technology holdings, Internet service provider GOOGLE was the top individual contributor to relative gains during the year. GOOGLE continues to benefit from robust trends in their paid search business, as an increasing number of companies are shifting their marketing spending from traditional media such as print and radio towards the Internet. Software proved to be another area of strength within the technology segment of the Portfolio. Customer relationship management software provider SALESFORCE.COM posted impressive gains, rising over 70% in the portfolio. Expanded distribution of the firm's on demand CRM software has helped to accelerate earnings, and deliver strong investment returns. Additionally, our avoidance of troubled blue chips such as INTERNATIONAL BUSINESS MACHINES and DELL INC. added value relative to the benchmark.

Broad-based strength among our positions in the financials sector bolstered both absolute and relative returns during 2005. Good stock selection propelled gains, with holdings such as diversified asset manager FRANKLIN RESOURCES and futures exchange operator CHICAGO MERCANTILE EXCHANGE making the largest contributions to performance.

Despite modest fourth quarter losses, energy finished 2005 as the top performing area of the market due to the fundamental backdrop of rising energy prices boosting profitability across the sector. Our overweight to the sector was instrumental in delivering above benchmark returns over the course of the year, with key contributions coming from a variety of companies including oil services firm SCHLUMBERGER, exploration and production companies, EOG RESOURCES and NEWFIELD EXPLORATION, and CONSOL ENERGY in the coal industry.

Select positions in both consumer segments, as well as the industrials sector, had a negative impact on returns. Within consumer staples, cosmetics manufacturer AVON PRODUCTS was the largest detractor, while the major source of underperformance in the consumer discretionary sector was audio equipment maker HARMAN INTERNATIONAL. Weakness in industrials can be largely attributed to a position in conglomerate TYCO INTERNATIONAL. After a strong 2003 and 2004, Tyco struggled throughout 2005, and we sold our position on concerns that the company cannot sustain growth.


* On January 31, 2005, BlackRock Advisors, Inc. ("BlackRock") succeeded State Street Research & Management Company ("State Street Research") as subadviser to the Portfolio, and the Portfolio's name was changed from State Street Research Large Cap Growth Portfolio to BlackRock Legacy Large Cap Growth Portfolio. This commentary was prepared by BlackRock. The views expressed above are those of the subinvestment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Russell 1000(R) Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

/3/ The Standard & Poor's (S&P) 500(R) Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

                                    MSF-16

METROPOLITAN SERIES FUND, INC.

 BLACKROCK LEGACY LARGE CAP GROWTH PORTFOLIO



                       A $10,000 INVESTMENT COMPARED TO
                         THE RUSSELL 1000 GROWTH INDEX

                             [CHART]

                   BlackRock Legacy                Russell 1000
               Large Cap Growth Class A            Growth Index
               ------------------------            ------------
12/95                  $10,000                       $10,000
                        11,318                        12,312
12/97                   14,219                        16,066
                        21,012                        22,285
12/99                   28,180                        29,674
                        24,325                        23,020
12/01                   21,403                        18,319
                        14,304                        13,211
12/03                   19,332                        17,141
                        21,036                        18,220
12/05                   22,509                        19,179


--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                              BLACKROCK LEGACY LARGE CAP GROWTH PORTFOLIO RUSSELL 1000
                              CLASS A        CLASS B        CLASS E       GROWTH INDEX
              1 Year            7.0%           6.8%           6.9%             5.3%
              5 Years          -1.5            N/A            N/A             -3.6
              10 Years          8.5            N/A            N/A              6.7
              Since Inception    --           11.7           -1.8               --

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 10/31/94, 7/30/02, 5/01/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 2005


                                 TOP HOLDINGS

                                               % OF TOTAL
                                               NET ASSETS
                                               ----------
                      MICROSOFT CORP..........    4.9%
                      GENERAL ELECTRIC CO.....    4.9%
                      GOOGLE, INC. (CLASS A)..    3.9%
                      THE PROCTER & GAMBLE CO.    3.4%
                      UNITEDHEALTH GROUP, INC.    3.1%
                      YAHOO!, INC.............    3.0%
                      ST. JUDE MEDICAL, INC...    2.7%
                      AMERICAN EXPRESS CO.....    2.7%
                      CONSOL ENERGY, INC......    2.6%
                      JOHNSON & JOHNSON.......    2.6%


                                  TOP SECTORS

                                              % OF TOTAL
                                              NET ASSETS
                                              ----------
                       INFORMATION TECHNOLOGY   27.6%
                       HEALTH CARE...........   23.3%
                       CONSUMER DISCRETIONARY   10.2%
                       ENERGY................   10.2%
                       FINANCIALS............    8.6%
                       INDUSTRIALS...........    8.4%
                       CONSUMER STAPLES......    7.9%
                       MATERIALS.............    1.6%
                       TELECOMMUNICATIONS....    0.7%
                       CASH/OTHER............    1.8%

                                    MSF-17

METROPOLITAN SERIES FUND, INC.

 CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO

MANAGED BY CAPITAL GUARDIAN TRUST COMPANY
PORTFOLIO MANAGER COMMENTARY*


PORTFOLIO PERFORMANCE
For the year ended December 31, 2005, the Class A shares of the Capital Guardian U.S. Equity Portfolio returned 5.8%, compared to its benchmark, the Standard & Poor's 500 Index/1/, which returned 4.9%. The average return of its peer group, the Lipper Variable Insurance Products Multi-Cap Core Funds Universe/2/, was 6.7% over the same period.

PORTFOLIO REVIEW
A rally late in the year brought equity results for the full year into respectable territory. Equity markets were supported all year by solid corporate results and strong economic growth. Profits grew at a double-digit pace for the third consecutive year, while economic growth exceeded expectations despite being tested by higher energy prices, devastating hurricanes, and rising short-term interest rates.

Many economically sensitive companies, especially those in the materials and industrial sectors, rose sharply after having languished for most of the year. Conversely, defensive areas such as utilities and consumer staples lagged after posting better-than-average returns in previous quarters. Growth stocks outperformed value stocks for the year's final three quarters, though they underperformed for the full calendar year.

Similarly, stocks in the financial sector ended the year on a high note after trailing the market for most of the year. Profits among financial stocks were strong all year especially in the area of investment banking, thanks to the high volume of mergers and acquisitions.

Information technology stocks, which were flat over the first nine months of the year, rose during the fourth quarter to end the year up slightly. Technology stocks were helped by improved earnings guidance and growing consumer demand, and, in the area of semiconductors, by tighter capacity and the emerging view that flash memory would play a larger role in the next generation of consumer products.

The energy sector was the best-performing sector by far for the full year. Integrated oil stocks slid as oil prices fell and Congress considered levying a windfall profits tax on the industry. Oil services companies, however, posted strong returns.

The Portfolio outperformed its benchmark in 2005 due mainly to strong stock selection in the health care sector. The top contributors within the health care sector represented two of the top ten holdings in the portfolio (ASTRAZENECA and ALLERGAN) as well as Israel-based TEVA PHARMACEUTICAl, WELLPOINT, INC., and AMGEN. During the later stages of the year, we reduced our exposure to health care somewhat on strength, though we were still overweight relative to the index at the end of year.

The Portfolio also benefited from strong stock selection in the information technology sector, where it was also overweight relative to the index. We felt that certain industry leaders represented in the Portfolio such as GOOGLE, KLA-TENCOR, and INTEL were gaining market share and this is not yet reflected in their valuations. In the semi-conductor equipment area, we owned a number of companies for their highly proprietary products and inexpensive valuations.

Results were also helped by an overweight position in the energy sector, where we emphasized oil services rather than integrated oil companies. Top contributors within the energy sector included UNOCAL CORP., SCHLUMBERGER, LTD., and TRANSOCEAN, INC.

The top overall detractor for the year was stock selection in the financial sector. Our positions in government-sponsored mortgage providers hurt results, as continued uncertainty over their future regulatory oversight caused these stocks to decline. Other areas that detracted from returns during the year were stock selection in the material and utility sectors.

* The views expressed above are those of the subinvestment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Standard & Poor's (S&P) 500(R) Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

                                    MSF-18

METROPOLITAN SERIES FUND, INC.

 CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO



                     A $10,000 INVESTMENT COMPARED TO THE
                                 S&P 500 INDEX

                     [CHART]

             Capital Guardian        S&P 500
            U.S. Equity Class A       Index
            -------------------      -------
  5/02           $10,000             $10,000
 12/02             7,900               8,271
 12/03            10,880              10,641
 12/04            11,891              11,799
 12/05            12,578              12,378

--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                    CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO S&P 500
                                    CLASS A             CLASS B             INDEX
                    1 Year            5.8%                5.5%               4.9%
                    Since Inception   6.5                 6.2                6.0

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception date of the Class A and Class B shares is 5/01/02. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 2005


                                 TOP HOLDINGS

                                                % OF TOTAL
                                                NET ASSETS
                                                ----------
                      GENERAL ELECTRIC CO......    2.9%
                      SLM CORP.................    2.7%
                      ASTRAZENECA, PLC. (ADR)..    2.6%
                      WASHINGTON MUTUAL, INC...    2.4%
                      FOREST LABORATORIES, INC.    2.4%
                      JPMORGAN CHASE & CO......    2.3%
                      ALLERGAN, INC............    2.1%
                      LOWE'S COS., INC.........    2.1%
                      MICROSOFT CORP...........    2.1%
                      WELLS FARGO & CO.........    1.9%


                                  TOP SECTORS

                                                % OF TOTAL
                                                NET ASSETS
                                                ----------
                     INFORMATION TECHNOLOGY....   21.4%
                     HEALTH CARE...............   16.7%
                     FINANCIALS................   16.5%
                     INDUSTRIALS...............   11.3%
                     CONSUMER STAPLES..........    9.0%
                     CONSUMER DISCRETIONARY....    8.9%
                     ENERGY....................    7.4%
                     MATRIALS..................    3.1%
                     TELECOMMUNICATION SERVICES    2.9%
                     UTILITIES.................    0.9%

                                    MSF-19

METROPOLITAN SERIES FUND, INC.

 DAVIS VENTURE VALUE PORTFOLIO

MANAGED BY DAVIS SELECTED ADVISERS, L.P.
PORTFOLIO MANAGER COMMENTARY*


PORTFOLIO PERFORMANCE
For the year ended December 31, 2005, the Class A shares of the Davis Venture Value Portfolio returned 10.3%, compared to its benchmark, the Standard & Poor's 500 Index/1/, which returned 4.9%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Value Funds Universe/2/, was 4.8% over the same period.

PORTFOLIO REVIEW
During the year ended December 31, 2005, the stock market, as measured by the S&P 500 Index, increased by 4.9%. U.S. economic activity, as measured by the inflation-adjusted gross domestic product ("GDP"), increased between 3.3% and 4.1% over each of the first three calendar quarters of the year. Interest rates, as measured by the 10-year Treasury bond, began 2005 at about 4.2%, ranged as low as 4.0% and ended 2005 at about 4.4%.

Energy companies were the most important contributors to the Portfolio's performance over the year. Energy companies were also the strongest performing sector of the S&P 500 Index. The Portfolio benefited both by investing a larger percentage of its assets in energy companies than did the S&P 500 Index. As a group, the individual energy companies that the Portfolio owned out-performed the average energy company included in the S&P 500 Index. All of the Portfolio's energy companies performed well, with EOG RESOURCES, DEVON ENERGY, CONOCOPHILLIPS, and OCCIDENTAL PETROLEUM, all among the Portfolio's top ten contributors to performance.

The Portfolio's largest industry group holdings were in diversified financial companies, insurance companies, and consumer staple companies. All three sectors were important contributors to performance. MOODY'S (a diversified financial company), PROGRESSIVE, LOEWS, and AMERICAN INTERNATIONAL GROUP (three insurance companies), and ALTRIA (a consumer staples company) were among the Portfolio's top ten contributors to performance.

The Portfolio's holdings in both consumer discretionary companies and industrial companies detracted from the Portfolio's performance for the year. Consumer discretionary companies that were among the top ten detractors from performance over the year included COMCAST, GANNETT, and AUTOZONE (sold in October 2005). Industrial companies which were among the top ten detractors from performance included TYCO and UNITED PARCEL SERVICES. LEXMARK, an information technology company, and FIFTH THIRD BANCORP, a bank, were also among the top ten detractors from performance. AVON PRODUCTS (initially purchased in June 2005), a consumer staples company, ranked among the top ten detractors from performance.

The Portfolio had approximately 9% of its holdings invested in foreign companies at December 31, 2005. As a group, the foreign companies owned by the Portfolio under-performed the S&P 500 Index over the year.


* The views expressed above are those of the subinvestment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Standard & Poor's (S&P) 500(R) Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

                                    MSF-20

METROPOLITAN SERIES FUND, INC.

 DAVIS VENTURE VALUE PORTFOLIO


                     A $10,000 INVESTMENT COMPARED TO THE
                                 S&P 500 INDEX

                       [CHART]

                   Davis Venture Value        S&P 500
                         Class A               Index
                   -------------------       ---------
 12/95                  $10,000               $10,000
                         12,584                12,295
 12/97                   16,799                16,395
                         19,224                21,080
 12/99                   22,592                25,515
                         24,736                23,194
 12/01                   21,982                20,440
                         18,383                15,924
 12/03                   24,058                20,489
                         27,034                22,717
 12/05                   29,817                23,832


--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                DAVIS VENTURE VALUE PORTFOLIO S&P 500
                                CLASS A   CLASS B   CLASS E    INDEX
                1 Year           10.3%     10.0%     10.1%      4.9%
                5 Years           3.8       N/A       N/A       0.5
                10 Years         11.5       N/A       N/A       9.1
                Since Inception    --      14.4       4.6        --

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 10/31/94, 7/30/02 and 2/20/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more of less than the original cost.



                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 2005


                                 TOP HOLDINGS

                                                    % OF TOTAL
                                                    NET ASSETS
                                                    ----------
                 ALTRIA GROUP, INC.................    5.5%
                 AMERICAN EXPRESS CO...............    5.4%
                 AMERICAN INTERNATIONAL GROUP, INC.    4.8%
                 TYCO INTERNATIONAL, LTD...........    3.9%
                 JPMORGAN CHASE & CO...............    3.7%
                 COSTCO WHOLESALE CORP.............    3.6%
                 GOLDEN WEST FINANCIAL CORP........    4.0%
                 THE PROGRESSIVE CORP..............    3.1%
                 WELLS FARGO & CO..................    3.2%
                 BERKSHIRE HATHAWAY, INC. (CLASS A)    2.9%


                                  TOP SECTORS

                                              % OF TOTAL
                                              NET ASSETS
                                              ----------
                       FINANCIAL.............   45.7%
                       CONSUMER STAPLES......   14.1%
                       ENERGY................   10.6%
                       CONSUMER DISCRETIONARY    6.8%
                       INDUSTRIALS...........    6.2%
                       INFORMATION TECHNOLOGY    5.2%
                       MATERIALS.............    4.0%
                       HEALTHCARE............    3.4%
                       TELECOMMUNICATIONS....    0.7%
                       CASH/OTHER............    3.3%

                                    MSF-21

METROPOLITAN SERIES FUND, INC.

 FI VALUE LEADERS PORTFOLIO

MANAGED BY FIDELITY MANAGEMENT & RESEARCH COMPANY
PORTFOLIO MANAGER COMMENTARY*


PORTFOLIO PERFORMANCE
For the year ended December 31, 2005, the Class A shares of the FI Value Leaders Portfolio returned 10.7%, compared to its benchmark, the Russell 1000 Value Index/1/, which returned 7.1%. The average return of its peer group, the Lipper Variable Insurance Products Multi-Cap Value Funds Universe/2/, was 6.3% over the same period.

PORTFOLIO REVIEW
Equities realized positive, but below historical average, returns during the 12-month period ending December 31, 2005. Throughout most of the period, investors generally maintained a cautious stance, as concerns about higher oil prices, rising interest rates and the hurricanes along the Gulf Coast limited market returns. However, a healthy U.S. economy and robust corporate earnings drove stock returns into positive territory. Value stocks continued their strong performance from recent years, as the Russell 3000 Value Index/3/ outperformed the Russell 3000 Growth Index/4/. Large-cap stocks, however, managed to break the small-cap streak, as the Russell 1000 Index/5/ topped the Russell 2000 Index/6/.

In this environment, the FI Value Leaders Portfolio posted a strong return and outperformed the Russell 1000 Value benchmark. Contributing to performance was security selection within the energy sector, where the Portfolio's holdings in the energy services industry benefited from higher commodity prices and increased spending by the energy producers. The Portfolio also was helped by its holdings in the health care sector, where it enjoyed strong security selection in the pharmaceuticals and biotechnology industries. Another source of outperformance was an underweighting in the financials sector, and particularly in the poor-performing commercial banks. Detracting from performance relative to the benchmark was negative stock selection in the materials industry, where some chemical and paper-packaging stocks overweighted by the Portfolio lagged the rest of the group. Also hurting performance was an underweighting in the utilities sector. Utilities performed well due to high energy prices and low long-term interest rates, which made the high dividend yields that these stocks typically provide even more attractive.



* The views expressed above are those of the subinvestment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Russell 1000(R) Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher divided yields and lower forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

/3/ Russell 3000(R) Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes. Direct investment in the Index is not possible.

/4/ Russell 3000(R) Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes. Direct investment in the Index is not possible.

/5/ The Russell 1000(R) Index is an unmanaged measure of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the investable U.S. equity market. The Index had a total market capitalization range of $1.8 billion to $387 billion with an average market capitalization of approximately $13 billion. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/6/ The Russell 2000(R) Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

                                    MSF-22

METROPOLITAN SERIES FUND, INC.

 FI VALUE LEADERS PORTFOLIO



                     A $10,000 INVESTMENT COMPARED TO THE
                           RUSSELL 1000 VALUE INDEX

                                    [CHART]





                  FI Value Leaders            Russell 1000
                       Class A                 Value Index
                  ----------------            ------------
    12/95             $10,000                   $10,000
                       11,810                    12,164
    12/97              15,761                    16,444
                       19,616                    19,014
    12/99              21,447                    20,411
                       20,340                    21,843
    12/01              17,507                    20,622
                       14,101                    17,421
    12/03              17,897                    22,652
                       20,353                    26,389
    12/05              22,530                    28,250



--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                              FI VALUE LEADERS PORTFOLIO RUSSELL 1000
                              CLASS A  CLASS B  CLASS E  VALUE INDEX
              1 Year           10.7%    10.4%    10.5%        7.1%
              5 Years           2.1      N/A      N/A         5.3
              10 Years          8.5      N/A      N/A        10.9
              Since Inception    --     14.2      2.6          --

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 4/30/93, 7/30/02 and 5/01/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 2005


                                 TOP HOLDINGS

                                                    % OF TOTAL
                                                    NET ASSETS
                                                    ----------
                 AMERICAN INTERNATIONAL GROUP, INC.    4.5%
                 HONEYWELL INTERNATIONAL, INC......    3.7%
                 GENERAL ELECTRIC CO...............    2.9%
                 EXXON MOBIL CORP..................    2.7%
                 BANK OF AMERICA CORP..............    1.7%
                 JPMORGAN CHASE & CO...............    1.6%
                 PFIZER, INC.......................    1.6%
                 HALLIBURTON CO....................    1.5%
                 BAXTER INTERNATIONAL, INC.........    1.5%
                 HEWLETT-PACKARD CO................    1.5%


                                  TOP SECTORS

                                                % OF TOTAL
                                                NET ASSETS
                                                ----------
                     FINANCIALS................   24.1%
                     INDUSTRIALS...............   14.0%
                     ENERGY....................   13.3%
                     HEALTH CARE...............   13.0%
                     INFORMATION TECHNOLOGY....   10.7%
                     CONSUMER DISCRETIONARY....    9.1%
                     MATERIALS.................    5.9%
                     CONSUMER STAPLES..........    5.5%
                     TELECOMMUNICATION SERVICES    3.0%
                     UTILITIES.................    1.0%

                                    MSF-23

METROPOLITAN SERIES FUND, INC.

 HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

MANAGED BY HARRIS ASSOCIATES, L.P.
PORTFOLIO MANAGER COMMENTARY*


PORTFOLIO PERFORMANCE
For the year ended December 31, 2005, the Class A shares of the Harris Oakmark Large Cap Value Portfolio returned -1.4%, compared to its benchmark, the Russell 1000 Value Index,/1/ which returned 7.1%. The average return of its peer group, the Lipper Variable Insurance Products Large Cap Value Funds Universe,/2/ was 4.8% over the same period.

PORTFOLIO REVIEW
The most recent period has provided some different challenges compared to previous periods, namely severe compression of equity valuation multiples and low capital market returns for most traditional asset classes. The frustration has only been amplified by company performance that has generally been quite good: corporate profit margins are near peak levels, while earnings have grown at a double-digit rate in each quarter for the past 3 1/2 years.

During 2005 we added quality businesses such as HEWLETT-PACKARD, INTEL, and TEXAS INSTRUMENTS among others listed below, to the Portfolio.

HEWLETT-PACKARD is both a manufacturer and servicer of high tech equipment, including personal computers, servers, storage devices, printers, networking equipment, and software. The stock has performed well since the appointment of new CEO, Mark Hurd, and the company reported better than expected results during the period.

INTEL is the world's largest semiconductor chipmaker and a technology bellwether. The company's products include microprocessor chips, boards, and other semiconductor components that are the building blocks to computers, servers, and networking and communications products. The company generated considerable free cash flow.

TEXAS INSTRUMENTS is one of the oldest and largest semiconductor makers and is a leader in digital signal processors (DSPs). These DSPs can be found in over half of the wireless phones sold worldwide, as well as in VCRs, automotive systems, and computer modems. We believe TEXAS INSTRUMENTS is a high quality semiconductor manufacturer with leading positions in fast growing areas of the chip market.

Other positions initiated during the year include INBEV NV and TYCO
INTERNATIONAL.

We eliminated our positions in AMERISOURCEBERGEN, AUTOMATIC DATA PROCESSING, FANNIE MAE, GUIDANT, KRAFT FOODS, SUNGARD DATA SYSTEMS, TOYS R US, and WASTE MANAGEMENT during the period.

The main source of the Portfolio's underperformance was our low weighting in energy stocks, which were the best performers by far in 2005. In addition, our media holdings lagged the market, although we believe the underlying fundamentals of our media stocks are favorable.

BURLINGTON RESOURCES, CONOCOPHILLIPS, and HEWLETT-PACKARD had the most significant positive impact on performance during the year. Earnings at BURLINGTON RESOURCES were helped by lower exploration expenses and the continued increase of oil and natural gas prices throughout the year. CONOCOPHILLIPS has enjoyed an almost two year run in which its stock price more than doubled, as high petroleum prices and strong refining margins have contributed to what we consider to be strong profitability for the firm. Though Hurricane Katrina temporarily affected the company's refining capabilities, we believe that ultimately it did not do any long term damage. The firm used its strong cash flow to pay down debt and repurchase stock. As mentioned previously, HEWLETT-PACKARD'S stock price rose during the year due in part to the efforts of the newly appointed CEO to turn around the firm.

FANNIE MAE, COMCAST CORP., and GANNETT had the most significant negative impact on performance during the year. We sold FANNIE MAE during the third quarter as a result of further delays in the company's release of audited financial statements, as well as growing concerns regarding future intense competition in the firm's mortgage market from banks and other financial institutions. Although COMCAST'S stock price dropped 22% during 2005 we feel that COMCAST'S fundamentals are solid. We continue to like the stock. GANNETT, like much of the newspaper industry, has been under pressure due to declines in circulation and ad revenue. GANNETT is currently trading at historically low levels and we continue to believe it is undervalued.

* The views expressed above are those of the subinvestment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Russell 1000(R) Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher divided yields and lower forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

                                    MSF-24

METROPOLITAN SERIES FUND, INC.

 HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO




                     A $10,000 INVESTMENT COMPARED TO THE
                           RUSSELL 1000 VALUE INDEX

                                    [CHART]




               Harris Oakmark Large            Russell 1000
                Cap Value Class A               Value Index
               --------------------         ------------------
  11/98             $10,000                       $10,000
                      9,730                        10,443
  12/99               9,059                        11,210
                     10,185                        11,996
  12/01              12,057                        11,326
                     10,349                         9,568
  12/03              12,988                        12,441
                     14,471                        14,493
  12/05              14,271                        15,515



--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                              HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO RUSSELL 1000
                              CLASS A       CLASS B       CLASS E      VALUE INDEX
              1 Year           -1.4%         -1.7%         -1.5%           7.1%
              5 Years           7.0           N/A           N/A            5.3
              Since Inception   5.1           8.4           4.7            6.3

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 11/9/98, 7/30/02 and 5/1/01, respectively. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.



                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 2005


                                 TOP HOLDINGS

                                               % OF TOTAL
                                               NET ASSETS
                                               ----------
                       MCDONALD'S CORP........    2.9%
                       VIACOM, INC. (CLASS B).    2.5%
                       WASHINGTON MUTUAL, INC.    2.4%
                       TIME WARNER, INC.......    2.4%
                       CITIGROUP, INC.........    2.4%
                       THE HOME DEPOT, INC....    2.3%
                       FIRST DATA CORP........    2.3%
                       JPMORGAN CHASE & CO....    2.3%
                       YUM! BRANDS, INC.......    2.2%
                       THE WALT DISNEY CO.....    2.2%


                                  TOP SECTORS

                                              % OF TOTAL
                                             MARKET VALUE
                                             ------------
                      CONSUMER DISCRETIONARY    43.8%
                      FINANCIALS............    15.4%
                      CONSUMER STAPLES......    12.9%
                      INFORMATION TECHNOLOGY    10.6%
                      INDUSTRIALS...........     7.9%
                      HEALTH CARE...........     6.2%
                      ENERGY................     3.2%

                                    MSF-25

METROPOLITAN SERIES FUND, INC.

 JENNISON GROWTH PORTFOLIO

MANAGED BY JENNISON ASSOCIATES LLC
PORTFOLIO MANAGER COMMENTARY*


PORTFOLIO PERFORMANCE
For the year ended December 31, 2005, the Class A shares of the Jennison Growth Portfolio returned 13.9%, compared to its new benchmark, the Russell 1000 Growth Index,/1/ which returned 5.3%. The Portfolio's old benchmark, the Standard & Poor's 500 Index/2/, returned 4.9%. The benchmark was changed because the portfolio manager feels the Russell 1000 Growth Index better reflects the universe of stocks in which the Portfolio generally invests. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Growth Funds Universe/3/, was 7.3% over the same period.

PORTFOLIO REVIEW
The sharp rise in energy prices and the devastating effects of weather across many different parts of the United States (and around the globe) were some of the more notable events that occurred this past year. But their impact on the broader economy and the strength of the U.S. corporate sector appears remarkably small when looked at in the fullness of the year. Indeed, Gross Domestic Product (GDP) grew at better than 3% for much of the year, core inflation, though higher, remained well-contained, solid growth in productivity married with employment and income growth continued, and corporate profits (as measured by the S&P 500 Index) achieved another year of double digit gains.

The Portfolio's strong gains came from many companies across a number of different industries and sectors leading to above average performance for the whole.

The Portfolio's Health Care positions had the largest positive impact on total return, driven by a variety of holdings. During the year, companies that brought meaningful scientific advances to the treatment arena or provided services designed to manage the costs of delivering care were rewarded, and the Portfolio benefited significantly from investing in these types of companies. ALCON, AMGEN, GENENTECH, and ROCHE all benefited from strong product cycles. On the services side, CAREMARK and the Portfolio's HMO holdings also posted above market returns

The performance of the Portfolio's Information Technology holdings was also very strong for the year. GOOGLE was the top contributor to returns. Revenues have grown at a triple digit pace driven by sponsored search query, while earnings have developed even more favorably due to the operating leverage that accompanies this level of revenue growth. Another stellar performer, APPLE COMPUTER more than doubled during the Fund's fiscal year, as it continued to benefit from the tremendous success of its iPod family of products.

There were also notable performers in the Consumer sectors. WHOLE FOODS continued to be a consistent and important contributor to performance. The company enjoyed healthy sales and square footage growth and most importantly, very strong same-store-sales. In addition, the productivity of new stores has been exceptional. CHICO'S has also been a notable performer. Increased same store sales continue to be the key to their success, while their emerging store concept, "White House Black Market" also saw tremendous growth.

EBAY was the greatest detractor from the Portfolio's returns in 2005, although the majority of weakness came early in 2005. The stock fell on concerns that domestic growth was slowing more than anticipated, coupled with increased investment in emerging markets. We added to our position because we believed that management was very focused on stimulating domestic sales, while the International and Paypal divisions continued to grow at very high rates. Notably, the stock was up significantly at year-end from the lows set in the first quarter as business performance improved.

For the full year, we achieved flat or positive total return from all sectors with the one exception being the Industrials. UPS was a weak performer earlier in the period, as a loss in market share weighed on the stock price. GENERAL ELECTRIC also underperformed as its modest positive return lagged the stronger return of the market this past fiscal year. Earnings multiple contraction (a broader theme for the market in general in 2005) was the culprit.


* The views expressed above are those of the subinvestment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Russell 1000(R) Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ The Standard & Poor's (S&P) 500(R) Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/3/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

                                    MSF-26

METROPOLITAN SERIES FUND, INC.

 JENNISON GROWTH PORTFOLIO



                     A $10,000 INVESTMENT COMPARED TO THE
                           RUSSELL 1000 GROWTH INDEX

                                    [CHART]

            MFS Jennison          Russell 1000
            Growth Class A        Growth Index
            --------------        ------------
5/01/02       $10,000               $10,000
  12/02         7,710                 8,061
  12/03        10,029                10,459
  12/04        10,952                11,118
  12/05        12,472                11,703

--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                          JENNISON GROWTH PORTFOLIO RUSSELL 1000 S&P 500
                          CLASS A   CLASS B CLASS E GROWTH INDEX  INDEX
          1 Year           13.9%     13.5%    N/A       5.3%       4.9%
          Since Inception   6.2       5.9    21.7%      4.4        6.0

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 5/1/02, 5/1/02 and 4/27/05, respectively. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 2005



                                 TOP HOLDINGS

                                                    % OF TOTAL
                                                    NET ASSETS
                                                    ----------
                 GOOGLE, INC. (CLASS A)............    3.9%
                 EBAY, INC.........................    3.2%
                 GENERAL ELECTRIC CO...............    3.2%
                 THE PROCTER & GAMBLE CO...........    2.9%
                 SCHLUMBERGER, LTD.................    2.8%
                 YAHOO!, INC.......................    2.8%
                 AMERICAN INTERNATIONAL GROUP, INC.    2.5%
                 AMERICAN EXPRESS CO...............    2.4%
                 ADOBE SYSTEMS, INC................    2.4%
                 MARVELL TECHNOLOGY GROUP, LTD.....    2.4%


                                  TOP SECTORS

                                              % OF TOTAL
                                              NET ASSETS
                                              ----------
                       INFORMATION TECHNOLOGY   33.0%
                       HEALTH CARE...........   21.0%
                       CONSUMER DISCRETIONARY   16.0%
                       FINANCIALS............   12.0%
                       CONSUMER STAPLES......    7.0%
                       ENERGY................    4.0%
                       INDUSTRIALS...........    3.0%
                       TELECOMMUNICATIONS....    1.0%
                       CASH/OTHER............    3.0%

                                    MSF-27

METROPOLITAN SERIES FUND, INC.

 METLIFE STOCK INDEX PORTFOLIO

MANAGED BY METROPOLITAN LIFE INSURANCE COMPANY
PORTFOLIO MANAGER COMMENTARY*



PORTFOLIO PERFORMANCE
For the year ended December 31, 2005, the Class A shares of the MetLife Stock Index Portfolio returned 4.6%, compared to its benchmark, the Standard & Poor's 500 Index,/1/ which returned 4.9%. The average return of its peer group, the Lipper Variable Insurance Products S&P 500 Index Funds Universe,/2/ was -4.5% over the same period.

PORTFOLIO REVIEW
The S&P 500 Index had a positive return for the third consecutive year. Over the three-year period ending December 31, 2005, the S&P 500 Index returned 14.4% annualized. The market had mixed results during 2005. While during the first half of the year, the S&P 500 was in negative territory; the second half saw the market rallying over 5% to finish the full year in positive territory. This was in part due to stronger than expected corporate earnings releases. The Federal Reserve continued its measured increase in the Fed Funds Rate, raising the target 200 basis points since the beginning of the year to 4.25% at year-end. The price of oil surged to $70 per barrel by August, up over 60% from the beginning of the year and closing at approximately $61 per barrel at year-end. Some of the factors driving the equity markets included geopolitical concerns, energy prices, Federal Reserve interest rate policy, corporate earnings, and unemployment rates.

Eight of the ten sectors comprising the S&P 500 Index experienced positive returns for the year. The energy sector, which had a beginning-of-year weight of 7.2%, was the best-performing sector, up 31.4%, providing the largest positive impact to the benchmark return this year. The next best-performing sectors were utilities (2.9% beginning weight), financials (the largest sector with a 20.6% beginning weight) and health care (12.7% beginning weight), returning 16.7%, 6.5% and 6.5%, respectively. The two sectors with negative returns this year were consumer discretionary (11.9% beginning weight) and telecomm services (3.3% beginning weight), down 6.4% and 5.6%, respectively.

The stocks with the largest positive impact on the benchmark return for the year were APPLE COMPUTER, up 123.3%; ALTRIA GROUP, up 27.7%; and EXXON MOBIL, up 11.8%. The best performing stock was VALERO ENERGY, up 128.5%. The stocks with the largest negative impact were DELL, down 28.8%; VERIZON COMMUNICATIONS, down 22.2%; and IBM, down 15.8%. The worst performing stock was DELPHI, down 96.3%. There were twenty additions and twenty deletions to the benchmark in 2005.





* The views expressed above are those of the subinvestment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Standard & Poor's (S&P) 500(R) Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

                                    MSF-28

METROPOLITAN SERIES FUND, INC.

 METLIFE STOCK INDEX PORTFOLIO



                     A $10,000 INVESTMENT COMPARED TO THE
                                 S&P 500 INDEX

                                    [CHART]



                  MetLife Stock
                  Index Class A          S&P 500 Index
                  -------------          -------------
 12/95              $10,000                $10,000
                     12,266                 12,295
 12/97               16,214                 16,395
                     20,791                 21,080
 12/99               25,113                 25,515
                     22,769                 23,194
 12/01               20,006                 20,440
                     15,541                 15,924
 12/03               19,924                 20,489
                     22,023                 22,717
 12/05               23,044                 23,832




--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                METLIFE STOCK INDEX PORTFOLIO S&P 500
                                CLASS A   CLASS B   CLASS E    INDEX
                1 Year            4.6%      4.4%      4.5%      4.9%
                5 Years           0.2       N/A       N/A       0.5
                10 Years          8.7       N/A       N/A       9.1
                Since Inception    --       0.6       1.0        --

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 5/1/90, 1/2/01 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.



                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 2005


                                 TOP HOLDINGS

                                                    % OF TOTAL
                                                    NET ASSETS
                                                    ----------
                 GENERAL ELECTRIC CO...............    3.2%
                 EXXON MOBIL CORP..................    3.1%
                 CITIGROUP, INC....................    2.2%
                 MICROSOFT CORP....................    2.1%
                 THE PROCTER & GAMBLE CO...........    1.7%
                 BANK OF AMERICA CORP..............    1.6%
                 JOHNSON & JOHNSON.................    1.6%
                 AMERICAN INTERNATIONAL GROUP, INC.    1.6%
                 PFIZER, INC.......................    1.5%
                 ALTRIA GROUP, INC.................    1.4%


                                  TOP SECTORS

                                              % OF TOTAL
                                             MARKET VALUE
                                             ------------
                      FINANCIALS............    21.2%
                      INFORMATION TECHNOLOGY    15.1%
                      HEALTH CARE...........    13.3%
                      INDUSTRIALS...........    11.3%
                      CONSUMER DISCRETIONARY    10.9%
                      CONSUMER STAPLES......     9.5%
                      ENERGY................     9.3%
                      UTILITIES.............     3.4%
                      TELECOMM SERVICES.....     3.0%
                      MATERIALS.............     3.0%

                                    MSF-29

METROPOLITAN SERIES FUND, INC.

 MFS INVESTORS TRUST PORTFOLIO

MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
PORTFOLIO MANAGER COMMENTARY*



PORTFOLIO PERFORMANCE
For the year ended December 31, 2005, the Class A shares of the MFS Investors Trust Portfolio returned 7.3%, compared to its benchmark, the Standard & Poor's 500 Index,/1/ which returned 4.9%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Core Funds Universe,/2/ was 5.8% over the same period.

PORTFOLIO REVIEW
Global economies continued to expand during the period. In the United States, growth was robust and core inflation, while rising, remained contained. The unemployment rate hovered around 5.0%. Consumer spending, which accounts for about 70% of the U.S. economy, rose at a rate of 3.0% to 3.5%. Corporate profits increased, but at a slower pace than they did in 2004. Most major global stock indices moved higher despite the steady increase in oil prices over the period.

Consumer wages and business spending on big items moved higher in line with gross domestic product (GDP) growth at rate of about 3.5%. Throughout the year, inflation accelerated in the United States, the "Euro-Zone", and Britain. As a result, moderate growth and inflation combined to give the U.S. Federal Reserve Board an opening to continue increasing interest rates. In March and April 2005, rising oil prices began to wear on investor confidence, which was further eroded by credit concerns at American traditional stalwarts General Motors and Ford Motor Company. Hurricanes Katrina and Rita caused heightened inflation concerns. Globally, central bankers stepped up efforts to balance the dual challenges of keeping growth at levels that would not also bring higher inflation. Still, most major global stock indices finished the 12-month period higher.

The energy, financial services, and health care sectors were the top contributors to performance relative to the benchmark. Stock selection played the major relative performance in these sectors.

In energy, oilfield services provider HALLIBURTON, energy exploration and production company EOG RESOURCES, offshore drilling firm NOBLE CORP, Canadian energy producer ENCANA, which is not a constituent of the S&P 500 Index, and offshore drilling contractor TRANSOCEAN were strong contributors in this sector.

Our position in investment management firm LEGG MASON, which is not a constituent of the S&P 500 Index, boosted relative results in the financial services sector. In the health care sector, biotech firm GILEAD SCIENCES aided relative performance as the stock outperformed the benchmark over the period.

Individual stocks in other sectors that also contributed to relative results included agrichemical products company MONSANTO and computer manufacturer APPLE COMPUTER. Although shares of computer giant IBM declined over the entire period, our underweight in the stock boosted relative performance.

Relative to the Portfolio's benchmark (S&P 500 Index), utilities and communications, transportation, and special products and services were the Portfolio's top detracting sectors over the period. Stock selection in the utilities and communications sector held back relative performance with wireless service provider VODAFONE GROUP, which is not a constituent of the index, among the Portfolio's top detractors. Our underweighted position in transportation and stock selection in the special products and services sector also hindered relative returns. No individual stocks within either sector were among the Portfolio's top detractors.

Although stock selection in the health care sector contributed to overall results, several individual stocks held back relative performance including health care products manufacturer ABBOTT LABORATORIES and orthopedic products marketer ZIMMER HOLDINGS. Not holding strong-performing oil and gas giant EXXONMOBIL also dampened investment returns.

Stocks in other sectors that hurt relative results included manufacturing conglomerate TYCO INTERNATIONAL, software games developer ELECTRONIC ARTS, home improvement products maker MASCO CORP., and beauty supply company AVON PRODUCTS, which was not held in the Portfolio at year-end. Elsewhere, direct-sale computer vendor DELL and enterprise software giant ORACLE also held back returns.

All of MFS' investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for portfolios which may invest in foreign securities to have different currency exposure than the benchmark. During this reporting period, our currency exposure detracted from the Portfolio's relative performance.


* The views expressed above are those of the subinvestment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Standard & Poor's (S&P) 500(R) Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

                                    MSF-30

METROPOLITAN SERIES FUND, INC.

 MFS INVESTORS TRUST PORTFOLIO



                     A $10,000 INVESTMENT COMPARED TO THE
                                 S&P 500 INDEX

                                    [CHART]




            MFS Investors Trust Class A      S&P 500 Index
            ---------------------------      -------------
  04/99              $10,000                    $10,000
  12/99               10,284                     11,100
  12/00               10,258                     10,090
  12/01                8,625                      8,892
  12/02                6,882                      6,928
  12/03                8,386                      8,913
  12/04                9,340                      9,883
  12/05               10,019                     10,368



--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                MFS INVESTORS TRUST PORTFOLIO S&P 500
                                CLASS A   CLASS B   CLASS E    INDEX
                1 Year            7.3%      6.9%      7.1%      4.9%
                5 Years          -0.5       N/A       N/A       0.5
                Since Inception   0.0       5.3       0.8       0.5

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 4/30/99, 5/1/02 and 5/1/01, respectively. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 2005


                                 TOP HOLDINGS

                                                    % OF TOTAL
                                                    NET ASSETS
                                                    ----------
                 AMERICAN INTERNATIONAL GROUP, INC.    3.4%
                 JOHNSON & JOHNSON.................    2.8%
                 UNITED TECHNOLOGIES CORP..........    2.6%
                 EMC CORP..........................    2.3%
                 LOCKHEED MARTIN CORP..............    2.1%
                 AMGEN, INC........................    2.1%
                 BANK OF AMERICA CORP..............    2.1%
                 WYETH.............................    2.0%
                 RECKITT BENCKISER, PLC............    1.8%
                 THE PROCTER & GAMBLE CO...........    1.8%


                                  TOP SECTORS

                                                 % OF TOTAL
                                                 NET ASSETS
                                                 ----------
                     FINANCIAL SERVICES.........   16.9%
                     HEALTH CARE................   16.9%
                     TECHNOLOGY.................   15.7%
                     CONSUMER STAPLES...........   10.0%
                     ENERGY.....................    9.9%
                     INDUSTRIAL GOODS & SERVICES    8.2%
                     RETAILING..................    6.9%
                     LEISURE....................    4.7%
                     BASIC MATERIALS............    4.0%
                     UTILITIES & COMMUNICATIONS.    3.2%

                                    MSF-31

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO

MANAGED BY T. ROWE PRICE ASSOCIATES, INC.
PORTFOLIO MANAGER COMMENTARY*


PORTFOLIO PERFORMANCE
For the year ended December 31, 2005, the Class A shares of the T. Rowe Price Large Cap Growth Portfolio returned 6.6%, compared to its benchmark, the Standard & Poor's 500 Index,/1/ which returned 4.9%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Growth Funds Universe,/2/ was 7.3% over the same period.

PORTFOLIO REVIEW
With the price of oil rising for most of the year, energy and utilities stocks dominated the market until the fourth quarter, when they gave back some of their tremendous earlier gains. But higher energy prices and rising interest rates were hard on the consumer, and many consumer-oriented stocks struggled. Growth companies in many sectors--healthcare and technology, for example--had solid business performance, but had a hard time being noticed by investors. As a consequence, value stocks were again ahead of growth stocks for the year. However, growth stocks outperformed value stocks in the second half of 2005 during which strong performances by capital markets firms, healthcare services and biotechnology companies, and Internet companies led the way as oil and utilities stocks slowed.

The Portfolio's positioning in healthcare made the largest contribution performance. The healthcare-services segment made consistent gains and our stock choices fared especially well. Leading contributors in this area included UNITEDHEALTH and WELLPOINT, both of which reported good earnings with continuing improvements in cost and pricing trends. In addition, key holdings in the biotechnology segment, notably GENENTECH and GILEAD SCIENCES, advanced on positive drug developments.

Even though short-term interest rates rose throughout the year, many segments of the financials sector performed well. On an absolute basis, the financials sector performed well in the Portfolio. Our focus on capital markets companies made a significant contribution on a relative basis as well, with STATE STREET, UBS, AMERITRADE, and others posting strong returns. For most of the past year, we focused on capital markets companies because we believed they had good earnings prospects and would not be unduly harmed by the rising interest-rate environment.

Our stock selection in the telecommunications services sector also added value over the benchmark. Most notably, our positions in Latin America wireless provider AMERICA MOVIL and tower operator CROWN CASTLE were strong performers, benefiting from subscriber growth and industry consolidation. At December 31, 2005, we remained overweighted in this sector with a focus on the larger wireless service providers and tower operators.

The good results in these areas helped overcome some challenges. An underweight in the surging energy sector--a common position for a growth portfolio--held us back compared with the benchmark. We were also well exposed to the weakening consumer sectors, and our overweight on media companies in this sector proved especially unhelpful. But the largest detractor for the period was our position in the industrials and business services sector. Many of our chosen stocks, including CENDANT, TYCO, and DEERE, did not live up to our expectations and weighed down our relative results.

* The views expressed above are those of the subinvestment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Standard & Poor's (S&P) 500(R) Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

                                    MSF-32

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO



                     A $10,000 INVESTMENT COMPARED TO THE
                                 S&P 500 INDEX

                                    [CHART]




                 T. Rowe Price Large          S&P 500
                 Cap Growth Class A            Index
                 ------------------          ---------
   11/98              $10,000                 $10,000
                       11,028                  10,797
   12/99               13,479                  13,069
   12/00               13,412                  11,880
   12/01               12,084                  10,469
   12/02                9,276                   8,156
   12/03               12,134                  10,494
   12/04               13,338                  11,635
   12/05               14,217                  12,206




--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO S&P 500
                                CLASS A       CLASS B       CLASS E       INDEX
                1 Year            6.6%          6.3%          6.4%         4.9%
                5 Years           1.2           N/A           N/A          0.5
                Since Inception   5.0          12.8           2.2          2.8

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 11/9/98, 7/30/02 and 5/1/01, respectively. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 2005


                                 TOP HOLDINGS

                                                    % OF TOTAL
                                                    NET ASSETS
                                                    ----------
                 GENERAL ELECTRIC CO...............    3.7%
                 MICROSOFT CORP....................    3.0%
                 UNITEDHEALTH GROUP, INC...........    2.5%
                 WAL-MART STORES, INC..............    2.4%
                 AMERICAN INTERNATIONAL GROUP, INC.    2.3%
                 CITIGROUP, INC....................    2.3%
                 UBS AG............................    2.2%
                 DELL, INC.........................    1.8%
                 ACCENTURE, LTD. (CLASS A).........    1.8%
                 AMERICAN EXPRESS CO...............    1.7%


                                  TOP SECTORS

                                              % OF TOTAL
                                              NET ASSETS
                                              ----------
                       INFORMATION TECHNOLOGY   22.3%
                       FINANICIALS...........   19.3%
                       CONSUMER DISCRETIONARY   14.8%
                       HEALTHCARE............   14.7%
                       INDUSTRIALS...........    8.3%
                       CONSUMER STAPLES......    5.9%
                       ENERGY................    5.3%
                       TELECOMMUNICATIONS....    3.6%
                       MATERIALS.............    2.2%
                       CASH/OTHER............    3.6%

                                    MSF-33

METROPOLITAN SERIES FUND, INC.

 ZENITH EQUITY PORTFOLIO

MANAGED BY METLIFE ADVISERS, LLC
PORTFOLIO MANAGER COMMENTARY


PORTFOLIO PERFORMANCE
For the year ended December 31, 2005, the Class A shares of the Zenith Equity Portfolio returned 10.2%, compared to its benchmark, the Standard & Poor's 500 Index,/1/ which returned 4.9%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Core Funds Universe,/2/ was 5.8% over the same period.

PORTFOLIO REVIEW
During the twelve months ending December 31, 2005, domestic common stocks recovered from weakness earlier in the year to post a 4.9% total return as measured by the Standard & Poor's 500 Index. Value stocks had slightly better performance than growth stocks for the entire year. Energy and Utilities were by far the best performing sectors, while Consumer Discretionary and Telecommunications trailed.

Currently, MetLife Advisers invests the assets of Zenith Equity Portfolio equally among the Capital Guardian U.S. Equity Portfolio, the FI Value Leaders Portfolio, and Jennison Growth Portfolio (the Underlying Portfolios).

For information on the Underlying Portfolios, please see sections of this report pertaining to each of the Underlying Portfolios.


* The views expressed above are those of the investment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Standard & Poor's (S&P) 500(R) Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

                                    MSF-34

METROPOLITAN SERIES FUND, INC.

 ZENITH EQUITY PORTFOLIO



              A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

                                 [CHART]

                    Zenith Equity        S&P 500
                      Portfolio           Index
                    -------------        -------
         12/95         $10,000           $10,000
                        12,106            12,295
         12/97          14,949            16,395
                        20,042            21,080
         12/99          23,187            25,515
                        22,107            23,194
         12/01          18,474            20,440
                        14,421            15,924
         12/03          18,957            20,489
                        21,042            22,717
         12/05          23,178            23,832


--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                  ZENITH EQUITY S&P 500
                                    PORTFOLIO    INDEX
                         1 Year       10.2%       4.9%
                         5 Years       1.0        0.5
                         10 Years      8.8        9.1

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 2005


                                 TOP HOLDINGS

                                                                                  % OF TOTAL
                                                                                  NET ASSETS
                                                                                  ----------
METROPOLITAN SERIES FUND, INC.--FI VALUE LEADERS PORTFOLIO, (CLASS A)............    33.4%
METROPOLITAN SERIES FUND, INC.--CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO, (CLASS A)    33.4%
METROPOLITAN SERIES FUND, INC.--JENNISON GROWTH PORTFOLIO, (CLASS A).............    33.2%

                                    MSF-35

METROPOLITAN SERIES FUND, INC.

 BLACKROCK AGGRESSIVE GROWTH PORTFOLIO

MANAGED BY BLACKROCK ADVISORS, INC.
PORTFOLIO MANAGER COMMENTARY*



PORTFOLIO PERFORMANCE
For the year ended December 31, 2005, the Class A shares of the BlackRock Aggressive Growth Portfolio returned 10.7%, compared to its benchmark, the Russell Midcap Growth Index,/1/ which returned 12.1%. The average return of its peer group, the Lipper Variable Insurance Products Mid-Cap Growth Funds Universe,/2/ was 10.6% over the same period.

PORTFOLIO REVIEW
The U.S. equity market produced modest gains in 2005, with Mid Cap stocks demonstrating the greatest strength for the second consecutive year. Continued economic expansion, which enabled corporations to grow earnings and improve margins, proved to be the catalyst for higher stock prices. The tandem forces of rising interest rates and surging energy prices, however, dampened investor enthusiasm and muted overall returns for the year. While pressuring the consumer and industrial materials manufacturers, rising energy prices lifted the value of energy shares. In 2005, the energy portion of the Russell Midcap Growth Index surged 56% and turned in the best performance of any sector during this period.

In 2005, the energy sector produced the largest absolute and relative gains for the Portfolio. We maintained an overweighted position in the sector throughout the year, and this positioning contributed excellent absolute and relative results. Our top performers in the sector included EOG RESOURCES, NEWFIELD EXPLORATION, and CONSOL ENERGY. Our positioning in the consumer discretionary sector also paid off in 2005. This sector underperformed the broader market in 2005 as consumers began to feel the pressure from rising energy prices, and our decision to be underexposed to it aided return comparisons.

While sector positioning boosted the Portfolio's relative performance in 2005, specific security selection limited the upside and led to the Portfolio's relative underperformance. Stock selection in the health care sector was the most significant detractor for the year, with the two worst-performing stocks in the Portfolio coming from the biotechnology industry. BIOGEN and OSI PHARMACEUTICALS both declined sharply in the first half of the year. The unexpected withdrawal of Tysabri, a major multiple sclerosis drug, dealt a substantial blow to the shares of BIOGEN in February. OSI PHARMACEUTICALS declined steadily as its lung cancer drug, Tarceva, failed to generate the expected prescription and revenue growth.

Despite success in the communications equipment industry where ADTRAN, INC. and HARRIS CORP. notably boosted returns, stock selection in information technology also hindered absolute and relative performance in 2005. Weakness was concentrated in the software and IT services industries, two of the strongest areas in technology during the year.

* On January 31, 2005, BlackRock Advisors, Inc. ("BlackRock") succeeded State Street Research & Management Company ("State Street Research") as subadviser to the Portfolio, and the Portfolio's name was changed from State Street Research Aggressive Growth Portfolio to BlackRock Aggressive Growth Portfolio. This commentary was prepared by BlackRock. The views expressed above are those of the subinvestment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Russell Midcap(R) Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similarn investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

                                    MSF-36

METROPOLITAN SERIES FUND, INC.

 BLACKROCK AGGRESSIVE GROWTH PORTFOLIO



                     A $10,000 INVESTMENT COMPARED TO THE
                          RUSSELL MIDCAP GROWTH INDEX

                                    [CHART]

                BlackRock Aggressive       Russell MidCap
                  Growth Class A            Growth Index
                --------------------       --------------
       12/95         $10,000                  $10,000
                      10,773                   11,748
       12/97          11,491                   14,396
                      13,066                   16,967
       12/99          17,409                   25,670
                      16,082                   22,654
       12/01          12,261                   18,089
                       8,740                   13,132
       12/03          12,305                   18,741
                      13,902                   21,642
       12/05          15,389                   24,260


--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                                                      RUSSELL
                              BLACKROCK AGGRESSIVE GROWTH PORTFOLIO    MIDCAP
                              CLASS A      CLASS B      CLASS E     GROWTH INDEX
              1 Year           10.7%        10.4%        10.5%          12.1%
              5 Years          -0.9          N/A          N/A            1.4
              10 Years          4.4          N/A          N/A            9.3
              Since Inception    --         10.7          1.7             --

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 4/29/88, 4/26/04 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2005



                                 TOP HOLDINGS

                                                       % OF TOTAL
                                                       NET ASSETS
                                                       ----------
               CONSOL ENERGY, INC.....................    2.7%
               NEWFIELD EXPOLRATION CO................    2.5%
               CERIDIAN CORP..........................    2.3%
               AVID TECHNOLOGY, INC...................    2.3%
               AMERICAN TOWER CORP. (CLASS A).........    2.2%
               WILLIAMS-SONOMA, INC...................    2.2%
               EOG RESOURCES, INC.....................    2.1%
               SHIRE PHARMACEUTICALS GROUP, PLC. (ADR)    2.0%
               COMMUNITY HEALTH SYSTEMS, INC..........    1.9%
               WELLPOINT, INC.........................    1.9%



                                  TOP SECTORS

                                             % OF EQUITY
                                             MARKET VALUE
                                             ------------
                      INFORMATION TECHNOLOGY    26.1%
                      HEALTH CARE...........    20.9%
                      CONSUMER DISCRETIONARY    17.0%
                      ENERGY................    12.9%
                      INDUSTRIALS...........     9.6%
                      FINANCIALS............     4.4%
                      TELECOMMUNICATIONS....     4.4%
                      MATERIALS.............     3.1%
                      CASH/OTHER............     1.6%


                                    MSF-37

METROPOLITAN SERIES FUND, INC.

 FI MID CAP OPPORTUNITIES PORTFOLIO

MANAGED BY FIDELITY MANAGEMENT & RESEARCH COMPANY
PORTFOLIO MANAGER COMMENTARY*


PORTFOLIO PERFORMANCE
For the year ended December 31, 2005, the Class A shares of the FI Mid Cap Opportunities Portfolio returned 6.9%, compared to its benchmark, the Standard & Poor's MidCap 400 Index,/1/ which returned 12.6%. The average return of its peer group, the Lipper Variable Insurance Products Mid-Cap Growth Funds Universe,/2/ was 10.6% over the same period.

PORTFOLIO REVIEW
Pessimism abounded in 2005 as news flow was flush with stories related to high energy prices, increasing interest rates, inflation fears, and a collapsing housing market. Meanwhile, corporate profits remained robust, consumers continued to spend, and the economy remained on solid footing. The net effect was a stock market that did not make a meaningful move in any direction. The S&P 500 Index/3/ rose 4.9% during the year. The Fed continued its "measured pace" of rate increases, boosting the Fed Funds Rate eight times during the year. Despite the Fed's increases, long-term rates remained stubbornly low. The price of oil dominated headlines during the year as it was up more than 60% at one point before retreating toward year-end. This was a boon to energy companies, the returns of which far outpaced that of the rest of the market.

In this environment, the FI Mid Cap Opportunities Portfolio underperformed the S&P MidCap 400 Index. Unfavorable stock picks in the consumer durables sector detracted the most from performance. Chief among them was audio electronics maker, HARMAN INTERNATIONAL, which lost ground during the year on competitive concerns. Also detracting from performance was exposure to a cruise line operator that declined amid concerns about the impact of high energy prices. On the positive side, the Portfolio's overweighted position in energy stocks contributed to relative performance, as oil and natural gas prices crept higher through much of the one-year period. Within the energy sector, the Portfolio also benefited from security selection by emphasizing oilfield equipment makers. Finally, stock picks in the telecommunications sector contributed to relative returns. Chief among them was AMERICAN TOWER CORPORATION, a wireless infrastructure company, whose stock rose more than 45% during the year.


* The views expressed above are those of the subinvestment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Standard & Poor's MidCap 400(R) Index is an unmanaged index measuring the performance of the mid-size company segment of the U.S. market. The Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

/3/ The Standard & Poor's (S&P) 500(R) Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

                                    MSF-38

METROPOLITAN SERIES FUND, INC.

 FI MID CAP OPPORTUNITIES PORTFOLIO



                     A $10,000 INVESTMENT COMPARED TO THE
                             S&P MIDCAP 400 INDEX

                                    [CHART]

                     FI Mid Cap
                   Opportunities           S&P MidCap
                      Class A               400 Index
                   -------------           ----------
       03/97         $10,000                $10,000
       12/97          12,837                 12,852
                      17,608                 15,308
       12/99          39,248                 17,561
                      26,984                 20,633
       12/01          16,912                 20,509
                      12,011                 17,532
       12/03          16,162                 23,773
                      18,941                 27,688
       12/05          20,251                 31,162


--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                               FI MID CAP OPPORTUNITIES PORTFOLIO S&P MIDCAP
                               CLASS A     CLASS B     CLASS E    400 INDEX
               1 Year            6.9%        6.7%        6.7%        12.6%
               5 Years          -5.6         N/A         N/A          8.6
               Since Inception   8.3        -4.4        -1.9         13.7

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 3/3/97, 1/2/01 and 5/1/01, respectively. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 2005


                                 TOP HOLDINGS

                                                         % OF TOTAL
                                                         NET ASSETS
                                                         ----------
            HARMAN INTERNATIONAL INDUSTRIES, INC........    7.7%
            SPRINT NEXTEL CORP..........................    6.4%
            SAFEWAY, INC................................    3.0%
            NIKE, INC. (CLASS B)........................    2.7%
            NOKIA CORP. (ADR)...........................    2.7%
            TIFFANY & CO................................    2.5%
            EMPRESA BRASILEIRA DE AERONAUTICA S.A. (ADR)    2.2%
            CYTYC CORP..................................    2.2%
            AMERICAN TOWER CORP. (CLASS A)..............    2.0%
            ECHOSTAR COMMUNICATIONS CORP. (CLASS A).....    2.0%


                                  TOP SECTORS

                                                % OF EQUITY
                                                MARKET VALUE
                                                ------------
                    CONSUMER DISCRETIONARY.....    31.3%
                    INFOMRATION TECHNOLOGY.....    13.8%
                    TELECOMMUNICATIONS SERVICES    13.4%
                    INDUSTRIALS................     9.8%
                    MATERIALS..................     9.8%
                    ENERGY.....................     9.2%
                    CONSUMER STAPLES...........     4.5%
                    HEALTH CARE................     4.4%
                    FINANCIALS.................     2.0%
                    UTILITIES..................     1.2%

                                    MSF-39

METROPOLITAN SERIES FUND, INC.

 HARRIS OAKMARK FOCUSED VALUE PORTFOLIO

MANAGED BY HARRIS ASSOCIATES, L.P.
PORTFOLIO MANAGER COMMENTARY*


PORTFOLIO PERFORMANCE
For the year ended December 31, 2005, the Class A shares of the Harris Oakmark Focused Value Portfolio returned 10.0%, compared to its benchmark, the Russell Midcap Index,/1/ which returned 12.7%. The average return of its peer group, the Lipper Variable Insurance Products Mid-Cap Value Funds Universe,/2/ was 8.5% over the same period.

PORTFOLIO REVIEW
The most recent period has provided some different challenges, compared to previous periods, namely severe compression of equity valuation multiples and low capital market returns for most traditional asset classes. The frustration has only been amplified by company performance that has generally been quite good: corporate profit margins are near peak levels, while earnings have grown at a double-digit rate in each quarter for the past 3 1/2 years.

During 2005, we added businesses such as INTEL, MCDONALD'S, and MORGAN STANLEY, among others listed below, to the Portfolio.

INTEL is the world's largest semiconductor chipmaker and a technology bellwether. The company's products include microprocessor chips, boards, and other semiconductor components that are the building blocks to computers, servers, and networking and communications products. The company generated considerable free cash flow.

MCDONALD'S operates and franchises quick-service restaurant businesses under the McDonald's brand, as well as other names such as Boston Market, in countries around the world. The firm has recently initiated what we believe is a better capital allocation plan with an expanded return on investment focus. We anticipate that MCDONALD'S emphasis on new menu items will continue to drive revenues and increase margins. The firm has also experienced excellent revenue streams from its franchised stores, and we believe it has a great deal of international growth potential, and enjoys economies of scale that help keep costs low.

MORGAN STANLEY is a best-in-class investment bank with, we believe, a collection of under-managed, but valuable assets. At December 31, 2005, the company was selling at a significant discount to a sum-of-the-parts valuation as well as trading at a low price/book value compared to its peers.

In addition to the above, we also added CDW CORP., CONSECO, INC., NATIONAL SEMICONDUCTOR CORP., THE E.W. SCRIPPS CO., THE ESTEE LAUDER COS., INC., and THE TIMBERLAND CO. to the Portfolio during the period. We eliminated our positions in DARDEN RESTAURANTS, JANUS CAPITAL GROUP, MOODY'S CORP., OFFICE DEPOT, ROCKWELL COLLINS, and TOYS R US during the period.

BURLINGTON RESOURCES, OMNICARE, and DARDEN RESTAURANTS had the most significant positive impact on performance during the year. Earnings at BURLINGTON RESOURCES were helped by lower exploration expenses and the continued increase of oil and natural gas prices throughout the year. Fundamentals behind OMNICARE'S business, in our view, remained strong, as the number of beds served and profitability in pharmacy services have both increased. We believe that OMNICARE'S recent acquisition of NEIGHBORCARE, along with some smaller strategic deals, have added materially to overall profitability and business value. DARDEN RESTAURANTS Olive Garden unit was a strong performer. That, along with changes at the Red Lobster unit, helped improve revenues. The firm saw sequential quarterly improvements in operations, and we subsequently sold the stock during the third quarter.

LIZ CLAIBORNE, XEROX, and MATTEL had the most significant negative impact on performance during the year. Sales at LIZ CLAIBORNE slowed during the year as high gasoline prices and low consumer confidence kept shoppers away. XEROX was down as the company reported weak revenue growth. MATTEL'S Barbie brand continued to be under pressure from its hipper, more fashion-forward rival, BRATZ. The other MATTEL brands (Hot Wheels, Fisher Price, American Girl) were doing well.


* The views expressed above are those of the subinvestment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Russell Midcap(R) Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

                                    MSF-40

METROPOLITAN SERIES FUND, INC.

 HARRIS OAKMARK FOCUSED VALUE PORTFOLIO




                     A $10,000 INVESTMENT COMPARED TO THE
                             RUSSELL MIDCAP INDEX

                                    [CHART]

                 Harris Oakmark Focused        Russell MidCap
                     Value Class A                 Index
                 ----------------------        --------------
         12/95          $10,000                   $10,000
                         11,761                    11,900
         12/97           13,798                    15,352
                         13,044                    16,901
         12/99           13,090                    19,983
                         15,762                    21,631
         12/01           20,137                    20,415
                         18,360                    17,111
         12/03           24,355                    23,965
                         26,774                    28,810
         12/05           29,446                    32,455


--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                             HARRIS OAKMARK FOCUSED VALUE PORTFOLIO RUSSELL MIDCAP
                             CLASS A      CLASS B      CLASS E          INDEX
             1 Year           10.0%         9.7%         9.8%            12.7%
             5 Years          13.3          N/A          N/A              8.5
             10 Years         11.4          N/A          N/A             12.5
             Since Inception    --         11.2         11.2               --

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 4/30/93, 2/20/01 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 2005


                                 TOP HOLDINGS

                                                  % OF TOTAL
                                                  NET ASSETS
                                                  ----------
                   SOVEREIGN BANCORP, INC........    7.0%
                   WASHINGTON MUTUAL, INC........    5.0%
                   OMNICARE, INC.................    4.3%
                   H&R BLOCK, INC................    4.2%
                   THE E.W. SCRIPPS CO. (CLASS A)    4.0%
                   LIZ CLAIBORNE, INC............    4.0%
                   YUM! BRANDS, INC..............    3.9%
                   R.R. DONNELLEY & SONS CO......    3.9%
                   BURLINGTON RESOURCES, INC.....    3.5%
                   ARAMARK CORP. (CLASS B).......    3.5%


                                  TOP SECTORS

                                              % OF TOTAL
                                             MARKET VALUE
                                             ------------
                      CONSUMER DISCRETIONARY    35.4%
                      FINANCIALS............    18.3%
                      INDUSTRIALS...........    13.8%
                      INFORMATION TECHNOLOGY    13.5%
                      HEALTH CARE...........     8.7%
                      CONSUMER STAPLES......     6.5%
                      ENERGY................     3.8%

                                    MSF-41

METROPOLITAN SERIES FUND, INC.

 METLIFE MID CAP STOCK INDEX PORTFOLIO

MANAGED BY METROPOLITAN LIFE INSURANCE COMPANY
PORTFOLIO MANAGER COMMENTARY*



PORTFOLIO PERFORMANCE
For the year ended December 31, 2005, the Class A shares of the MetLife Mid Cap Stock Index Portfolio returned 12.3%, compared to its benchmark, the Standard & Poor's MidCap 400 Index,/1/ which returned 12.6%.

PORTFOLIO REVIEW
The Standard & Poor's MidCap 400 Index had a positive return for the third consecutive year. Over the three-year period ending December 31, 2005, the MidCap Index returned 21.1% annualized. MidCap stocks outperformed large cap stocks for the sixth year in a row, beating the S&P 500 Index/2/ by 7.6% in 2005. The best performance came in May, up 6.0%, while the weakest month was April, down 3.9%. Some of the factors driving the equity markets included geopolitical concerns, energy prices, Federal Reserve interest rate policy, corporate earnings, employment data, and the U.S. Dollar.

Nine out of ten sectors comprising the Standard & Poor's MidCap 400 Index experienced positive returns for the year. Energy (6.8% weight in the benchmark) returned 52.7%, having the largest positive impact on the benchmark's return this year. Energy was also the absolute best performing sector. The second-best performing sector was Health Care (10.7% weight), up 18.1%. Other strong performing sectors during the year were Consumer Staples, up 16.6%; Industrials, up 12.3%; and Utilities, up 10.1%. The Telecomm Services sector (0.5% weight in the benchmark), down 8.0% for the year, was the only sector with a negative return.

The three stocks with the largest positive impact on performance were SANDISK CORP., up 151.6%; PEABODY ENERGY CORP., up 105.0%; and LEGG MASON, INC., up 64.5%. The three stocks with the largest negative impact on performance were LEAR CORP., down 52.1%; HARMAN INTERNATIONAL, down 22.9%; and WASHINGTON POST, down 21.5%.

There were twenty-nine additions and twenty-nine deletions to the benchmark in 2005.

* The views expressed above are those of the subinvestment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Standard & Poor's MidCap 400(R) Index is an unmanaged index measuring the performance of the mid-size company segment of the U.S. market. The Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ The Standard & Poor's (S&P) 500(R) Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

                                    MSF-42

METROPOLITAN SERIES FUND, INC.

 METLIFE MID CAP STOCK INDEX PORTFOLIO



                     A $10,000 INVESTMENT COMPARED TO THE
                             S&P MIDCAP 400 INDEX

                            [CHART]

             MetLife Mid Cap Stock        S&P MidCap 400
                  Index Class A                Index
             ---------------------        --------------
 07/00              $10,000                  $10,000
 12/00               10,685                   10,570
 12/01               10,558                   10,507
 12/02                8,984                    8,982
 12/03               12,124                   12,179
 12/04               14,070                   14,185
 12/05               15,797                   15,964

--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                               METLIFE MID CAP STOCK INDEX PORTFOLIO S&P MIDCAP
                               CLASS A      CLASS B      CLASS E     400 INDEX
               1 Year           12.3%        12.0%        12.2%         12.6%
               5 Year            8.1          N/A          N/A           8.6
               Since Inception   8.7          8.8          8.7           8.9

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 7/5/00, 1/2/01 and 5/1/01, respectively. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 2005


                                 TOP HOLDINGS

                                                          % OF TOTAL
                                                          NET ASSETS
                                                          ----------
           MIDCAP SPDR TRUST, SERIES 1...................    3.8%
           LEGG MASON, INC...............................    1.2%
           SANDISK CORP..................................    1.0%
           PEABODY ENERGY CORP...........................    0.9%
           CHICO'S FAS, INC..............................    0.7%
           SMITH INTERNATIONAL, INC......................    0.6%
           EXPEDITORS INTERNATIONAL OF WASHINGTON, INC...    0.6%
           NOBLE ENERGY, INC.............................    0.6%
           COGNIZANT TECHNOLOGY SOLUTIONS CORP. (CLASS A)    0.6%
           PRECISION CASTPARTS CORP......................    0.6%


                                  TOP SECTORS

                                              % OF TOTAL
                                             MARKET VALUE
                                             ------------
                      FINANCIALS............    18.9%
                      CONSUMER DISCRETIONARY    16.3%
                      INFORMATION TECHNOLOGY    15.7%
                      INDUSTRIALS...........    13.4%
                      HEALTH CARE...........    11.8%
                      ENERGY................     9.7%
                      UTILITIES.............     7.4%
                      MATERIALS.............     4.1%
                      CONSUMER STAPLES......     2.3%
                      TELECOMM SERVICES.....     0.4%

                                    MSF-43

METROPOLITAN SERIES FUND, INC.

 NEUBERGER BERMAN MID CAP VALUE PORTFOLIO

MANAGED BY NEUBERGER BERMAN MANAGEMENT, INC.
PORTFOLIO MANAGER COMMENTARY


PORTFOLIO PERFORMANCE
For the year ended December 31, 2005, the Class A shares of the Neuberger Berman Mid Cap Value Portfolio returned 12.3%, compared to its benchmark, the Russell Midcap Value Index,/1/ which returned 12.7%. The average return of the Portfolio's peer group, the Lipper Variable Insurance Products Mid-Cap Value Funds Universe,/2/ was 8.5% over the same period.

PORTFOLIO REVIEW
Domestic equity markets generated positive total returns for the full year 2005. The Russell Midcap Value Index (RMCV) led the widely followed U.S. indices with a return approaching 13%. Foreign stocks, as measured by the MSCI EAFE Index,/3/ beat all domestic indices with a gain of roughly 14%. Mid-cap stocks substantially outperformed both large-cap and small cap stocks for the year. Value generally beat growth in all market-cap segments, though the spreads were narrower in mid- and small-cap indices. The Dow Jones Industrial Average and the NASDAQ Composite indices were the lowest returning among the widely followed equity indices in 2005.

Portfolio holdings in Energy and Health Care drove total return over the year. Within Energy, some of our exploration and production and coal mining companies performed particularly well; i.e. XTO ENERGY, CANADIAN NATURAL RESOURCES, ARCH COAL, and PEABODY ENERGY. We continued to favor companies involved in coal, oil sands, Barnett shale and other non-conventional sources of oil and gas and believe they are likely to benefit over the long-term from supply constraints and high energy prices. Within Health Care, COVENTRY HEALTH CARE, one of our managed care companies, and OMNICARE, a pharmaceutical services company, contributed substantially to total return. We are less enthusiastic about the sector than we were earlier in 2005 given less attractive valuations; we decreased our allocation over the year but remain overweight versus the RMCV Index.

Portfolio holdings within Industrials, Financials and Materials also made positive contributions to 2005 total return. JOY GLOBAL and PHELPS DODGE were the drivers of performance within Industrials and Materials, respectively, while INDYMAC BANCORP and ARCH CAPITAL GROUP were the largest contributors within Financials. We found some attractively valued investment opportunities within Industrials and were overweight in the sector as of year-end.

Consumer Staples was the only sector in the Portfolio to detract from total return. Two particular holdings, SPECTRUM BRANDS and NBTY INC., were to blame. At December 31, 2005, we were underweight in this sector.

Relative to the RMCV Index, the Portfolio benefited from positive stock selection within Health Care, as our holdings rose substantially more than index sector components. The Portfolio's overweight allocation to Energy also boosted the portfolio's relative performance; this was, by far, the highest-returning sector in the RMCV.

On the downside, negative stock selection in, and an overweight allocation to, Consumer Discretionary dampened the Portfolio's relative performance. This was the lowest-returning sector in the index over the one-year period. LEAR CORP., an auto parts and equipment company, and home furnishing retailer PIER 1 IMPORTS had the largest negative effect on the Portfolio's absolute and relative returns. The less-robust performance of our Financials stocks and the overall decline of our Consumer Staples holdings also detracted from our return relative to the RMCV Index.
* The views expressed above are those of the subinvestment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Russell Midcap(R) Value (RMCV) Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with lower price-to-book ratios and higher forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

/3/ The Morgan Stanley Capital International (MSCI) EAFE(R) Index is an unmanaged, commonly used measure of performance for Europe, Australasia and the Far East. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

                                    MSF-44

METROPOLITAN SERIES FUND, INC.

 NEUBERGER BERMAN MID CAP VALUE PORTFOLIO



                     A $10,000 INVESTMENT COMPARED TO THE
                          RUSSELL MIDCAP VALUE INDEX

                           [CHART]

              Neuberger Berman Mid Cap    Russell MidCap
                    Value Class A           Value Index
              ------------------------    --------------
  11/98               $10,000                $10,000
                       10,744                 10,333
  12/99                12,639                 10,322
                       16,209                 12,301
  12/01                15,802                 12,588
                       14,279                 11,373
  12/03                19,494                 15,703
                       23,959                 19,426
  12/05                26,898                 21,882

--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                             NEUBERGER BERMAN MID CAP VALUE PORTFOLIO RUSSELL MIDCAP
                             CLASS A       CLASS B       CLASS E       VALUE INDEX
             1 Year           12.3%         11.9%         12.1%            12.7%
             5 Years          10.7           N/A           N/A             12.2
             Since Inception  14.8          11.4          11.6             11.6

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 11/9/98, 5/1/01 and 5/1/01, respectively. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 2005

                                 TOP HOLDINGS

                                                      % OF TOTAL
                                                      NET ASSETS
                                                      ----------
                CANADIAN NATURAL RESOURCES, LTD......    2.4%
                CENTEX CORP..........................    2.3%
                XTO ENERGY, INC......................    2.2%
                TXU CORP.............................    2.1%
                TALISMAN ENERGY, INC.................    2.1%
                JOY GLOBAL, INC......................    2.1%
                HOVNANIAN ENTERPRISES, INC. (CLASS A)    2.0%
                ARCH COAL, INC.......................    2.0%
                LENNAR CORP. (CLASS A)...............    2.0%
                TEREX CORP...........................    1.9%

                                  TOP SECTORS

                                             % OF EQUITY
                                             MARKET VALUE
                                             ------------
                      CONSUMER DISCRETIONARY    28.9%
                      ENERGY................    22.2%
                      FINANCIALS............    18.5%
                      INDUSTRIALS...........     8.2%
                      HEALTH CARE...........     6.1%
                      INFORMATION TECHNOLOGY     5.4%
                      UTILITIES.............     5.0%
                      CONSUMER STAPLES......     3.7%
                      MATERIALS.............     2.0%

                                    MSF-45

METROPOLITAN SERIES FUND, INC.

 BLACKROCK STRATEGIC VALUE PORTFOLIO

MANAGED BY BLACKROCK ADVISORS, INC.
PORTFOLIO MANAGER COMMENTARY*



PORTFOLIO PERFORMANCE
For the year ended December 31, 2005, the Class A shares of the BlackRock Strategic Value Portfolio returned 4.2%, compared to its benchmark, the Russell 2000 Value Index,/1/ which returned 4.7%. The average return of its peer group, the Lipper Variable Insurance Products Small-Cap Value Funds Universe,/2/ was 7.6% over the same period.

PORTFOLIO REVIEW
Spiking oil prices, increasing interest rates, and the impact of two major hurricanes in the Gulf Coast made 2005 a challenging year for the domestic equity markets. Despite these headwinds, small cap stocks managed to end the year in positive territory, with the Russell 2000 Index/3/ gaining 4.6%. Mid cap stocks gained the most ground during the year, followed by their large cap and small cap counterparts. Value stocks outperformed growth stocks across the market capitalization spectrum for the full year. Within the benchmark Russell 2000 Value Index, the energy sector was the clear leader, while the consumer sectors were among those in negative territory. In this environment, the Portfolio underperformed the benchmark, as strength in the energy, consumer discretionary and financial sectors was overshadowed by relative weakness in the information technology and industrial sectors.

Through the first three quarters of the year, energy stocks were on a tear as crude oil prices peaked near $70/barrel in late August. Despite a slight pullback in the fourth quarter, the sector still closed the year up nearly 40%. Within the Portfolio, the combination of solid stock selection and a modest overweight in the sector proved to be the greatest driver of relative performance. Key contributors included exploration and production company, VINTAGE PETROLEUM, and coal producer, FOUNDATION COAL. Building on strong gains throughout much of the year, shares of VINTAGE PETROLEUM appreciated sharply in mid-October following its announced acquisition by OCCIDENTAL PETROLEUM. We took advantage of these gains and sold the stock subsequent to the announcement. At FOUNDATION COAL, better-than-expected second quarter earnings and management raised expectations for 2005 provided the catalyst for strong gains through the second half of the year.

Resilient consumer spending and continued economic growth kept retailers, hotel, restaurant, and gaming names firmly in positive territory for the year. Within the Portfolio, stock selection, particularly among gaming industry names, drove favorable sector comparisons. BOYD GAMING added the most value as the hotel and casino operator rebounded in the fourth quarter. Although hurricanes Katrina and Rita had significantly impacted Boyd's operations in the Gulf Coast, the company reported third quarter earnings ahead of expectations as growth at its Las Vegas and Atlantic City properties helped offset these losses.

Conversely, stock selection and an overweight in information technology, particularly in communications equipment and semiconductor names, proved to be among the greatest detractors from relative performance during the year. Within the sector, communications equipment holding, TEKELEC, was the most notable individual detractor as shares of the telecommunications products producer declined following the resignation of its president/CEO.

The industrials sector was also an area of weakness relative to the benchmark Russell 2000 Value Index. Stock selection was the primary driver of underperformance as allocation within the sector had a modestly positive impact. Portfolio holding, BRIGGS & STRATTON, was among the key detractors. Shares of the maker of engines and generators stumbled early in the year as the company reported disappointing earnings and lowered guidance for 2005. The stock was subsequently sold from the Portfolio in favor of more attractive opportunities.

During the year, the most notable sector weightings relative to the Russell 2000 Value Index included an overweight in consumer discretionary and an underweight in financials. Within consumer discretionary, our allocation to specialty retailers and hotel, restaurant and gaming names accounted for much of the overweight. In financials, we added to sector exposure throughout the year. However, at December 31, 2005, we remained underweight in Real Estate Investment Trusts (REITs).

* On January 31, 2005, BlackRock Advisors, Inc. ("BlackRock") succeeded State Street Research & Management Company ("State Street Research") as subadviser to the Portfolio, and the Portfolio's name was changed from State Street Research Aurora Portfolio to BlackRock Strategic Value Portfolio. This commentary was prepared by BlackRock. The views expressed above are those of the subinvestment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Russell 2000(R) Value Index is an unmanaged measure of performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

/3/ The Russell 2000(R) Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

                                    MSF-46

METROPOLITAN SERIES FUND, INC.

 BLACKROCK STRATEGIC VALUE PORTFOLIO




                     A $10,000 INVESTMENT COMPARED TO THE
                           RUSSELL 2000 VALUE INDEX

                         [CHART]

               BlackRock Strategic        Russell 2000
                   Value Class A           Value Index
               -------------------        ------------
 07/00               $10,000                $10,000
 12/00                12,322                 11,374
 12/01                14,292                 12,969
 12/02                11,246                 11,487
 12/03                16,884                 16,774
 12/04                19,474                 20,505
 12/05                20,283                 21,471

--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                              BLACKROCK STRATEGIC VALUE PORTFOLIO RUSSELL 2000
                              CLASS A     CLASS B     CLASS E     VALUE INDEX
              1 Year            4.2%        3.9%        4.0%           4.7%
              5 Years          10.5         N/A         N/A           13.6
              Since Inception  13.7         7.6         7.6           14.9

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 7/5/00, 5/1/01 and 5/1/01, respectively. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.



                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 2005


                                 TOP HOLDINGS

                                                     % OF TOTAL
                                                     NET ASSETS
                                                     ----------
                THE BRINKS CO.......................    3.3%
                WALTER INDUSTRIES, INC..............    2.2%
                JARDEN CORP.........................    2.1%
                WASHINGTON GROUP INTERNATIONAL, INC.    2.0%
                SOVEREIGN BANCORP, INC..............    2.0%
                GTECH HOLDINGS CORP.................    2.0%
                BANTA CORP..........................    1.9%
                THOMAS & BETTS CORP.................    1.9%
                NATIONAL FINANCIAL PARTNERS CORP....    1.9%
                AFFILIATED MANAGERS GROUP, INC......    1.7%


                                  TOP SECTORS

                                              % OF TOTAL
                                             MARKET VALUE
                                             ------------
                      FINANCIALS............    24.8%
                      CONSUMER DISCRETIONARY    23.1%
                      INDUSTRIALS...........    18.2%
                      INFORMATION TECHNOLOGY     9.6%
                      UTILITIES.............     5.8%
                      HEALTH CARE...........     4.4%
                      MATERIALS.............     4.1%
                      ENERGY................     3.9%
                      CONSUMER STAPLES......     2.8%
                      CASH/OTHER............     2.8%

                                    MSF-47

METROPOLITAN SERIES FUND, INC.

 FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO

MANAGED BY FRANKLIN ADVISERS, INC.
PORTFOLIO MANAGER COMMENTARY*


PORTFOLIO PERFORMANCE
For the year ended December 31, 2005, the Class A shares of the Franklin Templeton Small Cap Growth Portfolio returned 4.7%, compared to its benchmark, the Russell 2000 Growth Index,/1/ which returned 4.2%. The average return of its peer group, the Lipper Variable Insurance Products Small-Cap Growth Funds Universe,/2/ was 7.5% over the same period.

PORTFOLIO REVIEW
During the 12 months ended December 31, 2005, U.S. economic expansion was driven by strength across most industries, sectors and regions. Gross domestic product (GDP) rose during the period, benefiting primarily from increased personal consumption, business investment, and federal spending. The U.S. dollar rallied in 2005, supported by relatively strong domestic economic growth and rising short-term domestic interest rates, as the Federal Reserve Board raised the federal funds target rate from 2.25% to 4.25% during the period. Compared with the rise in short-term interest rates, long-term rates remained relatively stable, supporting overall robust housing and commercial real estate activity, which contributed to economic growth. Oil prices remained high during the period, and natural gas prices rose during the second half of the period. Despite these high commodity prices, inflation remained relatively contained. In this environment, the blue chip stocks of the Dow Jones Industrial Average/3/ posted a one-year total return of 1.7%, while the broader Standard & Poor's 500 Composite Index/4/ and the technology-heavy NASDAQ Composite Index/5/ returned 4.9% and 2.1%, respectively.

During the year, several factors had a positive impact on the Portfolio's relative performance. An overweighted position compared to the benchmark Russell 2000 Growth Index and stock selection in the industrial services sector supported overall returns, especially our investments in oilfield services and equipment industry stocks. Similarly, stock selection in electronic technology, particularly among electronic equipment and instruments, and telecommunications equipment companies, also aided the Portfolio's relative results. As a whole, the Portfolio's transportation sector investments also benefited from stock selection, with our holdings in the trucking industry performing particularly well.

Detractors from performance during the year included the health technology sector, particularly holdings in the biotechnology industry, where stock selection hindered our results. An overweighted position in process industries also delivered unimpressive returns, as that sector generally performed poorly in 2005. Stock selection among retail trade companies was also a detractor. For example, retailers COST PLUS and TUESDAY MORNING were notable underperforming stocks within the Portfolio.



* The views expressed above are those of the subinvestment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Russell 2000(R) Growth Index is an unmanaged measure of performance of those Russell 2000 companies (small capitalization companies) that have higher price-to-book ratios and higher forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

/3/ The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally regarded to the leade Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. As of the latest reconstitution, the average market capitalization was approximately $4.8 billion; the median market capitalization was approximately $944.7 million. The index had a total market capitalization range of approximately $386.9 billion to $182.6 million. Direct investment in the Index is not possible.

/4/ The Standard & Poor's (S&P) 500(R) Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/5/ NASDAQ Composite Index is a market-weighted index of all common stocks traded over-the-counter that are included in the NASDAQ quotation system. It excludes those listed on an exchange and those with only one market maker. It is an index of predominantly smaller capitalization companies. This is a total return index with dividends reinvested, as calculated by Wilshire Associates. Direct investment in the Index is not possible.

                                    MSF-48

METROPOLITAN SERIES FUND, INC.

 FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO



                     A $10,000 INVESTMENT COMPARED TO THE
                           RUSSELL 2000 GROWTH INDEX

                        [CHART]

              Franklin Templeton
               Small Cap Growth    Russell 2000
                   Class A         Growth Index
              ------------------   ------------
     5/01         $10,000            $10,000
    12/01           8,879              9,537
    12/02           6,409              6,651
    12/03           9,289              9,880
    12/04          10,349             11,293
    12/05          10,830             11,762

--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------


                                                                            RUSSELL 2000
                              FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO    GROWTH
                              CLASS A         CLASS B        CLASS E           INDEX
              1 Year            4.7%            4.4%           4.5%             4.2%
              Since Inception   1.7             1.5            1.6              3.5

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception date of the Class A, Class B and Class E shares is 5/1/01. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 2005


                                 TOP HOLDINGS

                                                     % OF TOTAL
                                                     NET ASSETS
                                                     ----------
                SILICON LABORATORIES, INC...........    1.7%
                VARIAN SEMICONDUCTOR EQUIPMENT, INC.    1.7%
                CAL DIVE INTERNATIONAL, INC.........    1.7%
                PENN NATIONAL GAMING, INC...........    1.6%
                FORWARD AIR CORP....................    1.5%
                FLOWSERVE CORP......................    1.5%
                VIASAT, INC.........................    1.4%
                MARCHEX, INC........................    1.4%
                SUPERIOR ENERGY SERVICES, INC.......    1.3%
                GLOBAL PAYMENTS, INC................    1.3%


                                  TOP SECTORS

                                              % OF TOTAL
                                             MARKET VALUE
                                             ------------
                      INFORMATION TECHNOLOGY     33%
                      HEALTH CARE...........     18%
                      INDUSTRIALS...........     13%
                      CONSUMER DISCRETIONARY     11%
                      FINANCIALS............     11%
                      ENERGY................      7%
                      MATRIALS..............      4%
                      CASH/OTHER............      3%

                                    MSF-49

METROPOLITAN SERIES FUND, INC.

 LOOMIS SAYLES SMALL CAP PORTFOLIO

MANAGED BY LOOMIS, SAYLES & COMPANY, L.P.
PORTFOLIO MANAGER COMMENTARY*


PORTFOLIO PERFORMANCE
For the year ended December 31, 2005, the Class A shares of the Loomis Sayles Small Cap Portfolio returned 6.9%, compared to its benchmark, the Russell 2000 Index,/1/ which returned 4.6%. The average return of its peer group, the Lipper Variable Insurance Products Small-Cap Core Funds Universe,/2/ was 5.4% over the same period.

PORTFOLIO REVIEW
We continued to emphasize high-quality investments with prospects for above average capital appreciation across the spectrum of both small cap growth and value stocks. As of December 31, 2005, the Portfolio was close to evenly balanced between misunderstood or undiscovered smaller companies that represented attractive values and small companies with the potential for significant growth. While stock selection is our primary means to drive performance, the overall economic environment certainly is considered when analyzing individual securities. With the general economy decelerating during 2005 and a flattening yield curve indicating that the slowing is likely to continue, our focus modestly shifted toward companies that can grow regardless of the overall market environment and continue to generate wealth for shareholders.

On both an absolute and relative basis, stock selection drove the Portfolio's performance for the year versus the small cap core indexes and peer group. Stock selection was broadly positive, and accounted for virtually all of the Portfolio's excess performance as sector weighting was a neutral factor. The strongest contributing sectors for the year included energy, producer durables, and materials and processing. Three of our best stocks for the year were CAL DIVE INTERNATIONAL, LCA VISION CENTERS and CB RICHARD ELLIS. CAL DIVE, a marine construction company serving the offshore oil and natural gas industry, reported sharply higher earnings and improving prospects driven by rising oil and natural gas prices. LCA VISION CENTERS, an operator of vision correction facilities, reported strong growth numbers due to new technologies and share gains. CB RICHARD ELLIS, a commercial real estate broker, was a beneficiary of the rebounding commercial market and consolidation within the industry. One of the few areas that detracted from performance was the consumer discretionary sector, where boating supply and apparel retailer WEST MARINE, INC. and specialty mattress manufacturer TEMPUR-PEDIC INTERNATIONAL hurt results.

* The views expressed above are those of the subinvestment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Russell 2000(R) Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

                                    MSF-50

METROPOLITAN SERIES FUND, INC.

 LOOMIS SAYLES SMALL CAP PORTFOLIO



                     A $10,000 INVESTMENT COMPARED TO THE
                              RUSSELL 2000 INDEX

                       [CHART]

                  Loomis Sayles         Russell 2000
                Small Cap Class A           Index
               -------------------      ------------
12/95                $10,000              $10,000
                      13,068               11,649
12/97                 16,316               14,255
                      16,038               13,892
12/99                 21,133               16,845
                      22,243               16,336
12/01                 20,283               16,742
                      15,911               13,313
12/03                 21,712               19,603
                      25,270               23,196
12/05                 27,020               24,253

--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                              LOOMIS SAYLES SMALL CAP PORTFOLIO RUSSELL 2000
                              CLASS A     CLASS B    CLASS E       INDEX
              1 Year            6.9%        6.7%       6.8%         4.6%
              5 Years           4.0         N/A        N/A          8.2
              10 Years         10.5         N/A        N/A          9.3
              Since Inception    --        15.0        5.9           --

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 5/2/94, 7/30/02 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 2005


                                 TOP HOLDINGS

                                                 % OF TOTAL
                                                 NET ASSETS
                                                 ----------
                    R. H. DONNELLEY CORP........    1.0%
                    CB RICHARD ELLIS GROUP, INC.    0.9%
                    WRIGHT EXPRESS CORP.........    0.8%
                    CARBO CERAMICS, INC.........    0.7%
                    ACTUANT CORP................    0.7%
                    CAL DIVE INTERNATIONAL, INC.    0.7%
                    ADVANTA CORP. (CLASS B).....    0.7%
                    CARTER'S, INC...............    0.6%
                    CYTEC INDUSTRIES, INC.......    0.6%
                    LAUREATE EDUCATION, INC.....    0.6%


                                  TOP SECTORS

                                              % OF EQUITY
                                              MARKET VALUE
                                              ------------
                      INFORMATION TECHNOLOGY.    20.4%
                      FINANCIALS.............    20.4%
                      INDUSTRIALS............    18.2%
                      CONSUMER DISCRENTIONARY    13.6%
                      HEALTH CARE............     9.8%
                      ENERGY.................     6.7%
                      MATERIALS..............     3.9%
                      UTILITIES..............     2.3%
                      CONSUMER STAPLES.......     1.6%
                      CASH/OTHER.............     2.2%

                                    MSF-51

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

MANAGED BY METROPOLITAN LIFE INSURANCE COMPANY
PORTFOLIO MANAGER COMMENTARY*


PORTFOLIO PERFORMANCE
For the year ended December 31, 2005, the Class A shares of the Russell 2000 Index Portfolio returned 4.5%, compared to its benchmark, the Russell 2000 Index,/1/ which returned 4.6%.

PORTFOLIO REVIEW
The Russell 2000 Index had a positive return for the third consecutive year. Over the three-year period ending December 31, 2005, the Russell 2000 Index returned 21.6% annualized. In 2005, the Russell 2000 Index posted positive returns for six of the twelve months of the year. The benchmark was down 5.3% in the first quarter, up 4.3% in the second quarter, up 4.7% in the third quarter, and up 1.1% in the fourth quarter. Some of the factors driving the equity markets included geopolitical concerns, energy prices, Federal Reserve interest rate policy, corporate earnings, employment data, and the U.S. Dollar.

Eleven out of twelve sectors comprising the Russell 2000 Index experienced positive returns for the year. Other Energy (4.8% weight in the benchmark) returned 40.0%, having the largest positive impact on the benchmark return this year. Materials & Processing (10.1% weight in the benchmark), up 8.4%; Health Care (12.0% weight), up 5.5%; and Financial Services (23.7% weight) up 2.3%; together with Other Energy accounted for 85.0% of the benchmark return this year. Integrated Oils (0.1% weight) was the best performing sector, up 69.3%, but had little impact because of its small weighting. Technology (12.6% weight), down 2.2%, was the only sector with a negative return.

The three individual stocks with the largest positive impact on performance were INTUITIVE SURGICAL, INC., up 193.0%; VERTEX PHARMACEUTICALS, INC., up 161.8%; and AMYLIN PHARMACEUTICALS, INC., up 103.9%. The three individual stocks with the largest negative impact on performance were CALPINE CORP., down 93.9%; TASER INTERNATIONAL, INC., down 77.9%; and FIRST BANCORP PUERTO RICO, down 60.3%.

On June 24, 2005, the Russell Indices underwent their annual reconstitution. In total, 286 companies were added to the Russell 2000 Index and 299 were deleted. The difference of 13 names is due to quarterly IPO adds and attrition throughout the period between annual reconstitutions. The 2005 post rebalance average marketcap of a Russell 2000 constituent was roughly $570 million versus $632 million in 2004. The 2005 annual Russell 2000 reconstitution generated approximately 24.5% turnover.

* The views expressed above are those of the subinvestment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Russell 2000(R) Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

                                    MSF-52

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO



                     A $10,000 INVESTMENT COMPARED TO THE
                              RUSSELL 2000 INDEX

                                     [CHART]

                        Russell 2000                 Russell
                       Index Class A                2000 Index
                       -------------                ----------
       11/98              $10,000                    $10,000
                           10,548                     10,559
       12/99               12,946                     12,804
                           12,454                     12,417
       12/01               12,562                     12,726
                            9,989                     10,119
       12/03               14,591                     14,901
                           17,183                     17,632
       12/05               17,956                     18,435




--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                              RUSSELL 2000 INDEX PORTFOLIO RUSSELL 2000
                              CLASS A   CLASS B   CLASS E     INDEX
              1 Year            4.5%      4.3%      4.4%       4.6%
              5 Years           7.6       N/A       N/A        8.2
              Since Inception   8.5       8.3       7.8        8.9

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 11/9/98, 1/2/01 and 5/1/01, respectively. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2005


                                 TOP HOLDINGS

                                                                  % OF TOTAL
                                                                  NET ASSETS
                                                                  ----------
ISHARES RUSSELL 2000 INDEX FUND..................................    1.9%
AMYLIN PHARMACEUTICALS, INC......................................    0.3%
INTUITIVE SURGICAL, INC..........................................    0.3%
CIMAREX ENERGY CO................................................    0.3%
VERTEX PHARMACEUTICALS, INC......................................    0.2%
CAL DIVE INTERNATIONAL, INC......................................    0.2%
INTEGRATED DEVICE TECHNOLOGY, INC................................    0.2%
HUGHES SUPPLY, INC...............................................    0.2%
NEUROCRINE BIOSCIENCES, INC......................................    0.2%
MONEYGRAM INTERNATIONAL, INC.....................................    0.2%


                                  TOP SECTORS

                                                             % OF EQUITY
                                                             MARKET VALUE
                                                             ------------
FINANCIAL SERVICES..........................................    23.3%
CONSUMER DISCRETIONARY......................................    18.2%
TECHNOLOGY..................................................    13.9%
HEALTH CARE.................................................    11.9%
MATERIALS & PROCESSING......................................     9.7%
PRODUCER DURABLES...........................................     7.6%
OTHER ENERGY................................................     5.5%
UTILITIES...................................................     3.7%
AUTO & TRANSPORTATION.......................................     3.6%
INTEGRATED OILS.............................................     2.3%
CONSUMER STAPLES............................................     1.8%
CASH/OTHER..................................................     5.7%


                                    MSF-53

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

MANAGED BY T. ROWE PRICE ASSOCIATES, INC.
PORTFOLIO MANAGER COMMENTARY*


PORTFOLIO PERFORMANCE
For the year ended December 31, 2005, the Class A shares of the T. Rowe Price Small Cap Growth Portfolio returned 11.0%, compared to its benchmark, the Russell 2000 Growth Index,/1/ which returned 4.2%. The average return of its peer group, the Lipper Variable Insurance Products Small-Cap Growth Funds Universe,/2/ was 7.5% over the same period.

PORTFOLIO REVIEW
The U.S. economy performed well in 2005, growing by more than 3%. As the year drew to a close, factory output was strong, housing activity was moderating, and employment trends remained favorable. In addition, crude oil and gasoline prices were well below their post-Hurricane Katrina peaks, which helped lift consumer sentiment and tempered fears of a significant acceleration of inflation. Nevertheless, the Federal Reserve persisted in raising short-term interest rates at a gradual pace. In 2005, the central bank lifted the federal funds target rate from 2.25% to 4.25%, a level not seen in more than four years. However, there have been increasing signs that the Fed may be nearing the end of its rate tightening program, which began 18 months ago when the fed funds rate was only 1.00%.

Small-cap growth stocks produced a third consecutive year of positive returns in 2005. Despite soaring energy costs and rising short-term interest rates, stocks gradually worked their way higher--supported by firm economic and corporate earnings growth and merger activity--and finished near their highest levels of the year amid hopes that the Federal Reserve would soon stop raising short-term rates. Small-cap shares narrowly lagged their large-cap peers in 2005; the Russell 2000 Index/3/ returned 4.55% versus 4.91% for the S&P 500 Index./4/ As measured by various Russell indexes, value stocks generally outperformed growth across all market capitalizations for the full year, but the relative performance of growth stocks improved notably in the second half. In the small-cap growth universe, health care, energy, and industrial and business services stocks led the advance. Technology and financial shares lagged substantially.

Favorable stock selection in several sectors, such as health care, industrials and business services, and information technology, drove the Portfolio's outperformance relative to its index and peer funds.

In the health care sector, overweighting providers and services companies and favorable stock selection within that industry--such as COMPUTER PROGRAMS AND SYSTEMS, which was our largest contributor to performance in 2005, as well as ACCREDO HEALTH and WELLCHOICE, which were acquired by MEDCO HEALTH SOLUTIONS and WELLPOINT, respectively--greatly helped our performance advantage. COVENTRY HEALTH CARE and OMNICARE also performed very well; in fact, these successful long-term holdings have become mid-cap companies, which is what we hope to see all of our holdings become over time. Our equipment and supply companies also did well, and stock selection among biotechnology stocks contributed to our favorable results. Stellar performers included CEPHALON, VERTEX PHARMACEUTICALS, and ABGENIX, which is being bought by AMGEN.

The energy sector, though a fairly small part of our opportunity set, produced substantial gains in 2005 as oil prices surged to $70 per barrel by late August. Virtually all of our holdings appreciated; two of our largest contributors in the sector were CAL DIVE INTERNATIONAL, a marine contractor and operator of offshore oil facilities, and SPINNAKER EXPLORATION, which was acquired by Norwegian company NORSK HYDRO.

In the industrials and business services sector, good performance of commercial services and supply companies helped our relative results. Two of our top performers in this industry were CORPORATE EXECUTIVE BOARD, which provides professional services to corporations and executives, and medical waste management company STERICYCLE. Air freight and logistics companies performed relatively well, and the Portfolio benefited from our overweighting.

Although consumer discretionary stock performance improved somewhat in the last few months, the sector's full-year results were generally lackluster, as gains in specialty retailers were partially offset by weakness among media, hotel, and restaurant stocks. Our overweights in leisure equipment and diversified consumer services stocks detracted from our relative performance in 2005. However, our stock selection was strong in those industries.

* The views expressed above are those of the subinvestment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Russell 2000(R) Growth Index is an unmanaged measure of performance of those Russell 2000 companies (small capitalization companies) that have higher price-tobook ratios and higher forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

/3/ The Russell 2000(R) Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/4/ The Standard & Poor's (S&P) 500(R) Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

                                    MSF-54

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO




                     A $10,000 INVESTMENT COMPARED TO THE
                           RUSSELL 2000 GROWTH INDEX

                                     [CHART]

                          T. Rowe Price             Russell
                         Small Cap Growth         2000 Growth
                             Class A                 Index
                             -------                 -----
       03/97                 $10,000                $10,000
       12/97                  11,881                 11,728
                              12,291                 11,872
       12/99                  15,732                 16,988
                              14,302                 13,177
       12/01                  13,011                 11,961
                               9,540                  8,342
       12/03                  13,439                 12,391
                              14,929                 14,164
       12/05                  16,572                 14,752



--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                              T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO RUSSELL 2000
                              CLASS A       CLASS B       CLASS E      GROWTH INDEX
              1 Year           11.0%         10.7%         10.8%           4.2%
              5 Years           3.0           N/A           N/A            2.3
              Since Inception   5.9          17.1           4.4            4.5

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 3/3/97, 7/30/02 and 5/1/01, respectively. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.



                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 2005


                                 TOP HOLDINGS

                                                                  % OF TOTAL
                                                                  NET ASSETS
                                                                  ----------
THE CORPORATE EXECUTIVE BOARD CO.................................    1.3%
AVID TECHNOLOGY, INC.............................................    1.2%
COMPUTER PROGRAMS & SYSTEMS, INC.................................    1.2%
UTI WORLDWIDE, INC...............................................    1.1%
THE ADVISORY BOARD CO............................................    1.1%
SKYWEST, INC.....................................................    1.0%
STATION CASINOS, INC.............................................    0.9%
CAL DIVE INTERNATIONAL, INC......................................    0.9%
RESPIRONICS, INC.................................................    0.9%
COMSTOCK RESOURCES, INC..........................................    0.8%



                                  TOP SECTORS

                                                                   % OF TOTAL
                                                                  MARKET VALUE
                                                                  ------------
INFORMATION TECHNOLOGY...........................................    26.7%
HEALTH CARE......................................................    22.6%
CONSUMER DISCRETIONARY...........................................    19.2%
INDUSTRIALS......................................................    14.9%
ENERGY...........................................................     6.0%
FINANCIALS.......................................................     5.4%
CONSUMER STAPLES.................................................     1.1%
TELECOMMUNICATIONS...............................................     1.1%
MATERIALS........................................................     0.7%
CASH/OTHER.......................................................     2.3%

                                    MSF-55

METROPOLITAN SERIES FUND, INC.

 FI INTERNATIONAL STOCK PORTFOLIO

MANAGED BY FIDELITY MANAGEMENT & RESEARCH COMPANY
PORTFOLIO MANAGER COMMENTARY*


PORTFOLIO PERFORMANCE
For the year ended December 31, 2005, the Class A shares of the FI International Stock Portfolio returned 18.0%, compared to its benchmark, the Morgan Stanley Capital International (MSCI) EAFE Index/1/, which returned 13.5%. The average return of its peer group, the Lipper Variable Insurance Products International Core Funds Universe/2/, was 14.8% over the same period

PORTFOLIO REVIEW
For the 12-month period ending December 31, 2005, most of the world's major stock markets posted gains, as many foreign economies reached new highs, overshadowing the rally in the U.S. market. Encouraged by better-than-expected corporate earnings and improved economic indicators and undaunted by higher energy prices, equity markets around the world continued to deliver broad-based gains. Of the 23 national market constituents of the MSCI EAFE Index, all posted positive total returns when measured in their local currencies.

In this environment, FI International Stock Portfolio outperformed the MSCI EAFE Index. Stock selection in the financials sector contributed the most to the Portfolio's relative return, with portfolio holdings in Japanese brokers and emerging-markets banks producing significant gains. Favorable stock selection in energy, consumer discretionary, information technology and health care companies further benefited Portfolio performance, as these stocks were top performers during the period. On the other hand, poor stock selection and an underweighting in the materials sector detracted the most from the Portfolio's relative performance. Several of the top metals and mining performers in this group were absent from the Portfolio's holdings during the period.


* The views expressed above are those of the subinvestment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Morgan Stanley Capital International (MSCI) EAFE(R) Index is an unmanaged, commonly used measure of performance for Europe, Australasia and the Far East. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

                                    MSF-56

METROPOLITAN SERIES FUND, INC.

 FI INTERNATIONAL STOCK PORTFOLIO




                     A $10,000 INVESTMENT COMPARED TO THE
                                MSCI EAFE INDEX

                                    [CHART]

                            FI International            MSCI EAFE
                             Stock Class A                Index
                             -------------                -----
       12/95                   $10,000                   $10,000
                                 9,823                    10,605
       12/97                     9,592                    10,793
                                11,756                    12,952
       12/99                    13,689                    16,444
                                12,306                    14,114
       12/01                     9,772                    11,088
                                 8,061                     9,320
       12/03                    10,321                    12,917
                                12,199                    15,532
       12/05                    14,395                    17,634





--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                               FI INTERNATIONAL STOCK PORTFOLIO MSCI EAFE
                               CLASS A    CLASS B    CLASS E      INDEX
               1 Year           18.0%      17.6%      17.8%       13.5%
               5 Years           3.2        N/A        N/A         4.6
               10 Years          3.7        N/A        N/A         5.8
               Since Inception    --       10.7        5.2          --

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 5/1/91, 5/1/02 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 2005

                                 TOP HOLDINGS

                                                                  % OF TOTAL
                                                                  NET ASSETS
                                                                  ----------
BP, PLC. (ADR)...................................................    2.0%
TOTAL S.A........................................................    1.9%
ALLIANZ AG.......................................................    1.9%
ROCHE HOLDING AG.................................................    1.8%
NIKKO CORDIAL CORP...............................................    1.6%
NOVARTIS AG......................................................    1.5%
SUMITOMO MITSUI FINANCIAL GROUP, INC.............................    1.4%
AXA S.A..........................................................    1.2%
VODAFONE GROUP, PLC..............................................    1.2%
VIVENDI UNIVERSAL S.A. (ADR).....................................    1.2%

                                 TOP COUNTRIES

                                                                  % OF EQUITY
                                                                  MARKET VALUE
                                                                  ------------
JAPAN............................................................    26.4%
FRANCE...........................................................    14.2%
GERMANY..........................................................    13.2%
UNITED STATES....................................................     9.3%
UNITED KINGDOM...................................................     8.2%
SWITZERLAND......................................................     8.1%
NETHERLANDS......................................................     4.6%
ITALY............................................................     4.2%
SWEDEN...........................................................     2.5%
TAIWAN...........................................................     2.4%

                                    MSF-57

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO

MANAGED BY METROPOLITAN LIFE INSURANCE COMPANY
PORTFOLIO MANAGER COMMENTARY*


PORTFOLIO PERFORMANCE
For the year ended December 31, 2005, the Class A shares of the Morgan Stanley EAFE Index Portfolio returned 13.2%, compared to its benchmark, the Morgan Stanley Capital International (MSCI) EAFE Index/1/, which returned 13.5%. Dividend income accounted for 2.7% of this year's total return. The Portfolio's performance cannot exactly duplicate the MSCI EAFE Index's return because of differences that primarily result from sampling, pricing, and transaction costs.

PORTFOLIO REVIEW
The MSCI EAFE Index began the year with a negative return through April and rallied with positive returns in seven of the last eight months of 2005. The MSCI EAFE Index outperformed its U.S. domestic counterpart (S&P 500 Index)/2/ by 8.6% during the year, despite the fact that the U.S. dollar strengthened against the Euro, British Pound, and Japanese Yen in 2005 (thus making foreign securities worth less to the U.S. dollar based investor). Some of the factors driving the foreign equity markets included geopolitical concerns, energy prices, foreign exchange rates, corporate earnings, and unemployment rates.

Nineteen of the twenty-one countries that comprise the EAFE Index had positive returns in 2005. Japan and the United Kingdom (the largest country weights in the benchmark at 21.9% and 25.0%, respectively) returned 25.4% and 7.5%, respectively, and had the largest positive impact to the benchmark's return. Besides Japan, the absolute best performing countries were Norway, up 26.0%; Austria, up 25.5%; and Denmark, up 25.3%. The only two countries with negative returns were Ireland, down 2.0%; and Portugal, down 0.9%.

The individual stocks with the largest positive impact on the benchmark return for the year were ROCHE HOLDINGS, up 32.1%; TOYOTA MOTOR CORP, up 28.2%; and BP, up 12.5%. The best absolute performing stock was SUMITOMO METAL INDUSTRIES, up 192.7%. The stocks with the largest negative impact were DEUTSCHE TELEKOM, down 23.5%; VODAFONE, down 17.9%; and TELEFONICA, down 17.5%. The worst absolute performing stock was KANEBO, down 82.1%.


* The views expressed above are those of the subinvestment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Morgan Stanley Capital International (MSCI) EAFE(R) Index is an unmanaged, commonly used measure of performance for Europe, Australasia and the Far East. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ The Standard & Poor's (S&P) 500(R) Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

                                    MSF-58

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO




                     A $10,000 INVESTMENT COMPARED TO THE
                                MSCI EAFE INDEX

                                    [CHART]

                   Morgan Stanley               MSCI
                 EAFE Index Class A          EAFE Index
                 ------------------          ----------
    11/98             $10,000                 $10,000
                       10,811                  10,663
    12/99              13,504                  13,538
                       11,548                  11,620
    12/01               9,039                   9,128
                        7,534                   7,673
    12/03              10,369                  10,634
                       12,406                  12,787
    12/05              14,050                  14,518



--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                               MORGAN STANLEY EAFE INDEX PORTFOLIO    MSCI
                               CLASS A     CLASS B     CLASS E     EAFE INDEX
               1 Year           13.2%       12.9%       13.0%         13.5%
               5 Years           4.0         N/A         N/A           4.6
               Since Inception   4.9         3.8         5.7           5.3

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 11/9/98, 1/2/01 and 5/1/01, respectively. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 2005


                                 TOP HOLDINGS

                                                                  % OF TOTAL
                                                                  NET ASSETS
                                                                  ----------
ISHARES MSCI EAFE INDEX FUND.....................................    3.3%
BP, PLC..........................................................    2.1%
HSBC HOLDINGS, PLC...............................................    1.7%
TOYOTA MOTOR CORP................................................    1.4%
GLAXOSMITHKLINE, PLC.............................................    1.4%
TOTAL S.A........................................................    1.3%
VODAFONE GROUP, PLC..............................................    1.3%
ROYAL DUTCH SHELL (A SHARES).....................................    1.2%
NOVARTIS AG......................................................    1.2%
NESTLE S.A.......................................................    1.1%


                                 TOP COUNTRIES

                                                                  % OF TOTAL
                                                                  NET ASSETS
                                                                  ----------
JAPAN............................................................   25.6%
UNITED KINGDOM...................................................   24.0%
FRANCE...........................................................    9.3%
SWITZERLAND......................................................    6.9%
GERMANY..........................................................    6.8%
AUSTRALIA........................................................    5.3%
ITALY............................................................    3.8%
SPAIN............................................................    3.7%
NETHERLANDS......................................................    3.4%
SWEDEN...........................................................    2.4%

                                    MSF-59

METROPOLITAN SERIES FUND, INC.

 OPPENHEIMER GLOBAL EQUITY PORTFOLIO

MANAGED BY OPPENHEIMER FUNDS, INC.
PORTFOLIO MANAGER COMMENTARY*



On May 1, 2005, OppenheimerFunds, Inc. succeeded Deutsche Investment Management as subadviser to the Portfolio, and the Portfolio's name was changed from Scudder Global Equity Portfolio to Oppenheimer Global Equity Portfolio.

PORTFOLIO PERFORMANCE
For the year ended December 31, 2005, the Class A shares of the Oppenheimer Global Equity Portfolio (including performance both prior to and after the subadviser change) returned 16.2%, compared to its benchmark, the Morgan Stanley Capital International (MSCI) World Index/1/, which returned 9.5%. The average return of its peer group, the Lipper Variable Insurance Products Global Growth Funds Universe/2/, was 0.1% over the same period

PORTFOLIO REVIEW
THE FOLLOWING SECTION WAS DRAFTED BY DEUTSCHE INVESTMENT MANAGEMENT AND REFERS TO THE PERIOD WHEN IT SERVED AS THE PORTFOLIO'S SUBADVISER (JANUARY 1, 2005 THROUGH APRIL 30, 2005):

Global equities finished lower during the first four months of the year, pressured by surging energy and commodity prices. Oil approached record levels, and goods such as coffee, soybeans and cotton rose at least 15%. Demand in the U.S. and China, where increased bank lending has allowed companies a greater ability to make purchases, fueled much of the increase in prices. Weak U.S. economic data emerging in April also helped to keep equities lower.

The four-month period from January 1, 2005 through April 30, 2005 was challenging for the Portfolio, although it did fall less than its benchmark, the MSCI World Index (-2.1% vs. -3.3%). While an increase in oil prices aided returns in our Energy holdings, we saw weakness in certain gold-related and Japanese stocks. Volatile commodity prices contributed to the sell-off among our holdings leveraged to the price of gold. South Africa's GOLDFIELDS lost ground as the effects of its takeover bid by HARMONY GOLD, as well as the falling rand, weighed on the stock. Lower production and higher cash costs led to lower quarterly profits for U.S.-based NEWMONT MINING, which also fell during the period. Canada's PLACER DOME lost ground as well. Also detracting from performance were some of our Japanese holdings. NOMURA HOLDINGS fell during the period. The company's profit dropped 63% in the first quarter, due to a decline in its underwriting business and greater hiring costs attributable to overseas expansion. Also lagging was MITSUI FUDOSAN, which fell as domestic economic concerns weighed on the real-estate sector in Japan.

Providing positive contribution to performance were some of our Energy stocks, many of which were leveraged to oil and natural gas. The spike in energy prices over the period helped these names rally. Among the best performers were the CONOCOPHILLIPS and ANADARKO PETROLEUM, both based in the United States. Within this same theme, Russia also proved positive: oil giant LUKOIL finished strongly.

THE FOLLOWING SECTION WAS DRAFTED BY OPPENHEIMERFUNDS AND REFERS TO THE PERIOD WHEN IT SERVED AS THE PORTFOLIO'S SUBADVISER (MAY 1, 2005 TO DECEMBER 31, 2005):

It is important to bear in mind that a discussion of the stocks that added to or detracted from performance is merely meant to illustrate our investment approach during the period rather than suggest any attempt to make a country, sector, or thematic bet. With that logic in mind, the Portfolio actually benefited from a number of its holdings during the period, mostly for company-specific reasons. HYUNDAI HEAVY INDUSTRIES, the world's largest shipbuilder, was one of the Portfolio's best performing stocks. A long-term holding for us, we bought the stock on the belief that the average tanker age was high and the move toward double-hulled tankers would create a demand for new ship construction. We believed that the stock was very reasonably priced due to some concerns over the Company's ownership of non-core businesses, among other things. Those issues have now been resolved and the stock more than doubled during the reporting period.

Another winner for the Portfolio was Advanced Micro Devices, Inc. (AMD), whose new dual core processor chip achieved significant traction in the server market. The market's skepticism of AMD'S competitive position turned to acceptance over the period helping the stock's rise.

Two of the Portfolio's energy stocks--HUSKY ENERGY, INC. and TRANSOCEAN, INC.--an oil reserves company and driller, respectively, helped fuel performance due to the rising cost of oil and natural gas.

On balance, a few of the Portfolio's stocks hindered returns during the reporting period, including JDS UNIPHASE CORP., an optical components company. Another negative contributor was VODAFONE. As one of our largest holdings, VODAFONE has yet to deliver performance in line with our expectations. A slow market in Europe coupled with greater than expected expenditure in Japan and a realized tax change all hurt expected results. A lengthening of the sales cycle in video conferencing technology led to earnings disappointments at TANDBERG, one of our poorest performers during the period. Our holdings in INTERNATIONAL GAME TECHNOLOGY, the world's largest manufacturer of casino gaming machines, also disappointed. The company's earnings growth did not meet investors' expectations and consequently, its stock price fell. However, we believed the long-term prospects remained strong, the company was a leader in its industry and its stock was reasonably priced. Therefore, we added modestly to the stock on its weakness.

* The views expressed above are those of the subinvestment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Morgan Stanley Capital International (MSCI) World(R) Index is a capitalization weighted index that measures performance of stocks from around the world. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

                                    MSF-60

METROPOLITAN SERIES FUND, INC.

 OPPENHEIMER GLOBAL EQUITY PORTFOLIO



                     A $10,000 INVESTMENT COMPARED TO THE
                               MSCI WORLD INDEX

                                    [CHART]

                    Oppenheimer
                   Global Equity            MSCI
                      Class A           World Index
                   -------------       ------------
    03/97             $10,000            $10,000
    12/97              10,962             11,313
                       12,712             14,066
    12/99              15,911             17,573
                       15,655             15,257
    12/01              13,137             12,690
                       11,034             10,167
    12/03              14,394             13,533
                       16,757             15,525
    12/05              19,475             16,997



--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                              OPPENHEIMER GLOBAL EQUITY PORTFOLIO    MSCI
                              CLASS A     CLASS B     CLASS E     WORLD INDEX
              1 Year           16.2%       16.0%       16.1%          9.5%
              5 Years           4.5         N/A         N/A           2.2
              Since Inception   7.8        17.2         6.0           6.2

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 3/3/97, 4/26/04 and 5/1/01, respectively. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 2005


                                 TOP HOLDINGS

                                                                  % OF TOTAL
                                                                  NET ASSETS
                                                                  ----------
TELEFONAKTIEBOLAGET LM ERICSSON (CLASS B)........................    2.7%
VODAFONE GROUP, PLC..............................................    2.5%
ADVANCED MICRO DEVICES, INC......................................    2.0%
RECKITT BENCKISER, PLC...........................................    1.8%
SANOFI-AVENTIS...................................................    1.7%
HENNES & MAURITZ AB (SERIES B)...................................    1.6%
ROYAL BANK OF SCOTLAND GROUP, PLC................................    1.5%
TRANSOCEAN, INC..................................................    1.4%
MICROSOFT CORP...................................................    1.4%
EBAY, INC........................................................    1.4%


                                 TOP COUNTRIES

                                                                  % OF TOTAL
                                                                  NET ASSETS
                                                                  ----------
UNITED STATES....................................................   41.9%
UNITED KINGDOM...................................................   13.0%
JAPAN............................................................   10.2%
FRANCE...........................................................    6.9%
SWEDEN...........................................................    4.5%
GERMANY..........................................................    4.3%
SWITZERLAND......................................................    3.0%
REPUBLIC OF KOREA................................................    2.6%
BRAZIL...........................................................    2.3%

                                    MSF-61

METROPOLITAN SERIES FUND, INC.

 BLACKROCK DIVERSIFIED PORTFOLIO

MANAGED BY BLACKROCK ADVISORS, INC.
PORTFOLIO MANAGER COMMENTARY*


PORTFOLIO PERFORMANCE
For the year ended December 31, 2005, the Class A shares of the BlackRock Diversified Portfolio returned 3.1%, compared to a blend of the Standard & Poor's 500 Index/1/ (60%) and the Lehman Brothers Aggregate Bond Index/2/ (40%), which returned 4.0%. The average return of its peer group, the Lipper Variable Insurance Products Balanced Funds Universe/3/, was 4.8% over the same period.

PORTFOLIO REVIEW
Throughout the annual period, we maintained an allocation of 65% equities and 35% bonds based on the view that equities offered better return potential than fixed income securities based on relative valuations between the asset classes. The broad asset allocation between equity and fixed income added value through its overweight of 65% in equities versus the benchmark 60% during the period as equities outperformed bonds. However, the overall Portfolio performance was hurt in the period by underperformance in the equity portion of the Portfolio relative to the benchmark. The equity market performed better in the second half of 2005 than the first. The S&P 500 finished the year up 4.91%. The Lehman Aggregate finished the year up 2.43%.

For the equity portion of the Portfolio, the performance of the BlackRock core quantitative model can be clearly divided into two periods. During the first half of 2005 the model was solidly predictive and the Portfolio outperformed the equity benchmark. During the second half of the year, with investors seemingly preoccupied by macroeconomic issues, the model faltered and the Portfolio under performed the equity benchmark. Evaluated across the entire year, the model was flat to modestly positive. Both the valuation and earnings expectation components of the model were consistent with the overall model. Analyzing the sectors where stock selection had the greatest impact on relative performance, Consumer Cyclicals, Energy, and Basic Materials were the strongest performing sectors. Within these sectors, specific names that helped relative performance include NORDSTROM, CONOCOPHILLIPS, VALERO, NEWFIELD EXPLORATION, CONSOL ENERGY, and GEORGIA PACIFIC. All of these names were highly ranked holdings in the model and were held in the the Portfolio during the period. The strength of these sectors was overwhelmed by the weak relative performance in the Technology, Consumer Non-Cyclicals and Commercial Services sectors. In particular, the equity portion of the Portfolio was hurt by overweight positions in several stocks that were highly ranked by the quantitative model, INTERNATIONAL BUSINESS MACHINES, QLOGIC, ARCHER-DANIELS-MIDLAND, ENERGIZER, and CENDANT, did not perform well. In addition, underweight positions in stocks that were low ranked by the model (APPLE COMPUTER and BOEING), but performed well, also hurt relative performance.

For the bond portion of the Portfolio, the short duration position relative to its benchmark benefited performance as interest rates increased. The Portfolio also benefited from its yield curve positioning during the period. The Portfolio's overweight to Asset Backed Securities (ABS) was beneficial to performance as the sector returned 0.32% over duration-adjusted treasuries. Holdings are concentrated in credit card and home equity issues. The Portfolio's overweight position in Collateralized Mortgage-Backed Securities
(CMBS) also contributed to performance as the sector returned 0.15% over duration-adjusted treasuries for the annual period. The Portfolio continued to underweight corporate securities. Within this sector, we had a bias towards financials and higher quality credits. Mortgage Backed Securities (MBS) were a detractor to performance as this sector returned -0.37% on the annual period. Although we were underweight in the sector, mortgage security selection was a detractor to performance. Within this sector, we favored 15-year over 30-year pass-throughs. Furthermore, the Portfolio maintained allocations to collateralized mortgage obligations ("CMOs") and hybrid adjustable rate mortgages ("ARMs"). The Portfolio maintained limited exposure to the "plus" sectors such as high yield, emerging markets, and non-dollar bonds. Security selection in high yield was a positive contributor to performance and we continued to focus on higher credit quality names.


* On January 31, 2005, BlackRock Advisors, Inc. ("BlackRock") succeeded State Street Research & Management Company ("State Street Research") as subadviser to the Portfolio, and the Portfolio's name was changed from State Street Research Diversified Portfolio to BlackRock Diversified Portfolio. This commentary was prepared by BlackRock. The views expressed above are those of the subinvestment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Standard & Poor's (S&P) 500(R) Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lehman Brothers(R) Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC. The Index performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/3/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

                                    MSF-62

METROPOLITAN SERIES FUND, INC.

 BLACKROCK DIVERSIFIED PORTFOLIO



                     A $10,000 INVESTMENT COMPARED TO THE
                     S&P 500 INDEX AND THE LEHMAN BROTHERS
                             AGGREGATE BOND INDEX

                                    [CHART]

               BlackRock               S&P 500            Lehman Brothers
          Diversified Class A           Index          Aggregate Bond Index
          -------------------           -----          --------------------
 12/95          $10,000                $10,000               $10,000
                 11,450                 12,295                10,363
 12/97           13,807                 16,395                11,364
                 16,518                 21,080                12,351
 12/99           17,958                 25,515                12,249
                 18,142                 23,194                13,673
 12/01           16,995                 20,440                14,828
                 14,636                 15,924                16,348
 12/03           17,645                 20,489                17,019
                 19,146                 22,717                17,758
 12/05           19,730                 23,832                18,189



--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                      BLACKROCK DIVERSIFIED PORTFOLIO S&P 500   LEHMAN BROTHERS
                      CLASS A    CLASS B    CLASS E    INDEX  AGGREGATE BOND INDEX
      1 Year            3.1%       2.8%       3.0%      4.9%          2.4%
      5 Years           1.7        N/A        N/A       0.5           5.9
      10 Years          7.0        N/A        N/A       9.1           6.2
      Since Inception    --        5.9        2.2        --            --

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 7/25/86, 4/26/04 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 2005


                                 TOP HOLDINGS

                                                                  % OF TOTAL
                                                                  NET ASSETS
                                                                  ----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION............................    7.0%
FEDERAL HOME LOAN MORTGAGE CORP..................................    3.5%
UNITED STATES TREASURY NOTES.....................................    3.3%
GENERAL ELECTRIC CO..............................................    2.8%
FEDERAL HOME LOAN BANK...........................................    2.1%
BANK OF AMERICA CORP.............................................    2.0%
MICROSOFT CORP...................................................    1.9%
CITIGROUP, INC...................................................    1.8%
UNITED STATES TREASURY BONDS.....................................    1.6%
INTEL CORP.......................................................    1.6%


                              TOP EQUITY SECTORS

                                                                % OF EQUITY
                                                               MARKET VALUE
                                                             -----------------
FINANCIAL SERVICES..........................................       21.2%
TECHNOLOGY..................................................       17.1%
HEALTH CARE.................................................       12.9%
ENERGY......................................................        9.1%
CONSUMER (NON-CYCLICALS)....................................        7.7%

                          TOP FIXED INCOME SECTORS
                                                             % OF FIXED INCOME
                                                               MARKET VALUE
                                                             -----------------
MORTGAGES...................................................       35.1%
INVESTMENT GRADE CORPORATE..................................       15.3%
UNITED STATES TREASURY......................................       14.5%
COMMERCIAL MORTGAGE BACKED SECURITIES.......................       13.0%
ASSET-BACKED SECURITIES.....................................       11.5%


                                    MSF-63

METROPOLITAN SERIES FUND, INC.

 MFS TOTAL RETURN PORTFOLIO

MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
PORTFOLIO MANAGER COMMENTARY*


PORTFOLIO PERFORMANCE
For the year ended December 31, 2005, the Class A shares of the MFS Total Return Portfolio returned 3.1%, compared to a blend of the Standard & Poor's 500 Index/1/ (60%) and the Lehman Brothers Aggregate Bond Index/2/ (40%), which returned 4.0%. The average return of its peer group, the Lipper Variable Insurance Products Flexible Portfolio Funds Universe/3/, was 4.9% over the same period.

PORTFOLIO REVIEW
Global economies continued to expand over the past 12-months. In the United States, growth was robust and core inflation, while rising, remained contained. The unemployment rate hovered around 5.0%. Consumer spending, which accounts for about 70% of the U.S. economy, rose 3.0% to 3.5%. Corporate profits increased, but at a slower pace than they did in 2004. Most major global stock indices moved higher despite the steady increase in oil prices over the period. Consumer wages and business spending on big items moved higher, in line with gross domestic product (GDP) growth, at a rate of about 3.5%. A steady increase in oil prices throughout the period resulted in an acceleration of inflation. The moderate growth and inflation combined to give the U.S. Federal Reserve Board an opening to continue raising interest rates. The Fed, which began steadily raising interest rates on June 30, 2004, continued to boost interest rates at a measured pace throughout the 12-month period. By period-end on December 31, 2005, the federal funds target rate had climbed to 4.25%.

For the equity portion of the Portfolio, a combination of positive stock selection and overweighting the strong-performing energy sector contributed to results during the year. Holdings in oil and gas producer DEVON ENERGY, offshore drilling company NOBLE CORP, drilling rig operator GLOBALSANTAFE (not an index constituent), oil and gas service company COOPER CAMERON, and energy exploration and production company EOG RESOURCES boosted relative results over the period. While positive relative contribution from the financial services sector resulted primarily from superior stock selection, no individual stocks within the sector were among the Portfolio's top contributors. Stocks in other sectors that added value included underweighting discount computer manufacturer DELL (since sold from the Portfolio) and computer giant INTERNATIONAL BUSINESS MACHINES. The Portfolio's underweighted position in poor-performing pharmaceutical giant Pfizer (since sold from the Portfolio) also aided relative results.

Among the detractors from the equity portion of the Portfolio was stock selection in the utilities and communications sectors. Holdings in weak-performing independent power producer CALPINE (since sold from the Portfolio) and telecom services provider VERIZON COMMUNICATIONS weighed on results as both stocks lagged the broad equity index. Security selection within the basic materials sector also dampened results. The Portfolio's holding of newsprint maker BOWATER (not an index constituent) detracted from relative results. A combination of weak stock selection and an overweighted position in the leisure sector also weighed on relative results. Holdings in media conglomerate VIACOM were among the Portfolio's top detractors for the period. Other securities in other sectors that detracted from performance included network security firm SYMANTEC, network solutions and services provider NORTEL NETWORKS, and not participating in the appreciation of computer manufacturer APPLE COMPUTER. Our holdings in home improvement manufacturer MASCO, health care firm TENET HEALTHCARE, and clothing retailer GAP also weakened investment results.

All of MFS' investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for portfolios which may invest in foreign securities to have different currency exposure than the benchmark. During this reporting period, our currency exposure detracted from the Portfolio's relative performance.

For the fixed income portion of the Portfolio, overweighting "BBB"-rated credits acted as a drag on performance (bonds rated "BBB" or higher are considered investment grade; bonds rated "BB" or lower are considered non-investment grade.) Although the Portfolio's holdings in treasury securities contributed to the Portfolio's performance overall, treasury holdings with maturities of 3-5 years detracted over the period as short-term interest rates rose. The Portfolio's positioning in government agencies also detracted from performance. A shorter duration stance contributed to relative performance over the period (duration is a measure of a portfolio's sensitivity to changes in interest rates.) On a sector basis, the Portfolio enjoyed strong performance from its holdings in mortgage-backed securities. Despite the downgrading and decrease in value associated with bonds of Ford Motor Credit and General Motors Acceptance Corp., the finance subsidiaries of auto companies in the banking/finance sector, performed well.

* The views expressed above are those of the subinvestment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Standard & Poor's (S&P) 500(R) Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lehman Brothers(R) Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC. The Index performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/3/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

                                    MSF-64

METROPOLITAN SERIES FUND, INC.

 MFS TOTAL RETURN PORTFOLIO



                     A $10,000 INVESTMENT COMPARED TO THE
                     S&P 500 INDEX AND THE LEHMAN BROTHERS
                             AGGREGATE BOND INDEX

                                    [CHART]

               MFS Total Return       S&P 500         Lehman Brothers
                   Class A             Index        Aggregate Bond Index
                   -------             -----        --------------------
 12/95             $10,000            $10,000             $10,000
                    11,503             12,295              10,363
 12/97              14,556             16,395              11,364
                    17,420             21,080              12,351
 12/99              19,155             25,515              12,249
                    18,507             23,194              13,673
 12/01              17,803             20,440              14,828
                    16,847             15,924              16,348
 12/03              19,710             20,489              17,019
                    21,928             22,717              17,758
 12/05              22,612             23,832              18,189




--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                      MFS TOTAL RETURN PORTFOLIO S&P 500   LEHMAN BROTHERS
                      CLASS A  CLASS B  CLASS E   INDEX  AGGREGATE BOND INDEX
      1 Year            3.1%     2.9%     3.0%     4.9%          2.4%
      5 Years           4.1      N/A      N/A      0.5           5.9
      10 Years          8.5      N/A      N/A      9.1           6.2
      Since Inception    --      5.7      6.9       --            --

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 5/1/87, 5/1/02 and 4/26/04, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 2005


                                 TOP HOLDINGS

                                                                  % OF TOTAL
                                                                  NET ASSETS
                                                                  ----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION............................   12.2%
UNITED STATES TREASURY NOTES.....................................    5.9%
BANK OF AMERICA CORP.............................................    2.8%
UNITED STATES TREASURY BONDS.....................................    2.5%
FEDERAL HOME LOAN BANK...........................................    2.3%
FEDERAL HOME LOAN MORTGAGE CORP..................................    2.1%
WYETH............................................................    1.6%
SPRINT NEXTEL CORP...............................................    1.6%
PNC FINANCIAL SERVICES GROUP, INC................................    1.5%
JPMORGAN CHASE & CO..............................................    1.5%


                              TOP EQUITY SECTORS

                                                                % OF EQUITY
                                                               MARKET VALUE
                                                             -----------------
FINANCIAL SERVICES..........................................       26.3%
ENERGY......................................................       11.2%
UTILITIES & COMMUNICATIONS..................................        9.7%
TECHNOLOGY..................................................        8.9%
HEALTH CARE.................................................        8.1%

                          TOP FIXED INCOME SECTORS
                                                             % OF FIXED INCOME
                                                               MARKET VALUE
                                                             -----------------
MORTGAGE BACK SECURITIES....................................       35.0%
GOVERNMENTS.................................................       25.0%
CORPORATE SECURITIES........................................       21.4%
AGENCIES....................................................       10.6%
COMMERCIAL MORTGAGE BACKED SECURITIES.......................        4.0%


                                    MSF-65

METROPOLITAN SERIES FUND, INC.

 BLACKROCK BOND INCOME PORTFOLIO

MANAGED BY BLACKROCK ADVISORS, INC.
PORTFOLIO MANAGER COMMENTARY*



PORTFOLIO PERFORMANCE
For the year ended December 31, 2005, the Class A shares of the BlackRock Bond Income Portfolio returned 2.4%, compared to its benchmark, the Lehman Brothers Aggregate Bond Index/1/, which returned 2.4%. The average return of its peer group, the Lipper Variable Insurance Products Corporate Debt A Rated Funds Universe/2/, was 2.3% over the same period.

PORTFOLIO REVIEW
For the annual period ended December 31, 2005, the tone of the fixed-income market environment was set by the Federal Reserve's campaign to raise the federal funds rate. During the year, the Federal Open Market Committee (FOMC) increased the federal funds target rate in eight consecutive 25 basis point increments, combined with five previous increases of identical amounts in the second half of 2004, bringing the target to 4.25% at the end of the year. Throughout this tightening cycle, we anticipated the rate increases and maintained a defensive posture.

The yield curve continued to flatten during the period, a theme that has been present throughout the year. The 2- to 5-year and 2- to 10-year portions of the curve ended the year slightly inverted. The yield on the 10-year Treasury note ended the 2005 year at 4.39%, compared with 4.22% at the end of 2004. The 2-year and 5-year yields closed the year at 4.40% and 4.35%, respectively. Pressure on the front end of the yield curve came from further increases in the federal funds target rate. Long rates continued to trade in a very narrow range, supported by low volatility, benign inflation, and a constant bid from overseas investors.

The domestic spread agency sectors, Asset Backed Securities (ABS) and Collateralized Mortgage Backed Securities (CMBS), all posted positive excess returns over duration-adjusted Treasuries during the annual period. The auto sector, which includes General Motors, Ford, and various auto parts suppliers, had a particularly rough year. Valuations of ABS remained stable and spreads remained relatively tight, despite robust supply. The flatness of the yield curve hurt bank demand for Mortgage Backed Securities (MBS) while boosting the relative supply of longer maturity mortgages.

During the annual period, the Portfolio's short duration position relative to its benchmark benefited performance as interest rates increased. The Portfolio also benefited from its yield curve positioning during the period. The Portfolio's overweight to ABS was beneficial to performance as the sector returned 0.32% over duration-adjusted treasuries. We continued to overweight this sector relative to the benchmark. Holdings were concentrated in credit card and home equity issues. The Portfolio's overweight position to CMBS also contributed to performance as the sector returned 0.15% over duration-adjusted treasuries for the annual period. The Portfolio continued to underweight corporate securities. Within this sector, we had a bias towards financials and higher quality credits. MBS was a detractor to performance as this sector returned -0.37% on the annual period. Although we were underweight the sector, mortgage security selection was a detractor to performance. Within this sector, we favored 15-year pass-through bonds over 30-year pass-through bonds. Furthermore, the Portfolio maintained allocations to collateralized mortgage obligations ("CMOs") and hybrid adjustable rate mortgages ("ARMs"). The Portfolio maintained limited exposure to the "plus" sectors in high-yield, emerging market, and non-dollar bonds. Security selection in high yield was a positive contributor to performance and we continued to focus on higher credit quality names.


* On January 31, 2005, BlackRock Advisors, Inc. ("BlackRock") succeeded State Street Research & Management Company ("State Street Research") as subadviser to the Portfolio, and the Portfolio's name was changed from State Street Research Bond Income Portfolio to BlackRock Bond Income Portfolio. This commentary was prepared by BlackRock. The views expressed above are those of the subinvestment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ Lehman Brothers(R) Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC. The Index performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

                                    MSF-66

METROPOLITAN SERIES FUND, INC.

 BLACKROCK BOND INCOME PORTFOLIO



                       A $10,000 INVESTMENT COMPARED TO
                   THE LEHMAN BROTHERS AGGREGATE BOND INDEX

                                    [CHART]

                      BlackRock            Lehman Brothers
                     Bond Income              Aggregate
                       Class A               Bond Index
                       -------               ----------
       12/95           $10,000                $10,000
                        10,459                 10,363
       12/97            11,598                 11,364
                        12,647                 12,351
       12/99            12,589                 12,249
                        13,616                 13,673
       12/01            14,816                 14,828
                        16,069                 16,348
       12/03            17,010                 17,019
                        17,764                 17,758
       12/05            18,193                 18,189





--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                                            LEHMAN BROTHERS
                            BLACKROCK BOND INCOME PORTFOLIO    AGGREGATE
                            CLASS A    CLASS B    CLASS E     BOND INDEX
            1 Year            2.4%       2.2%       2.3%          2.4%
            5 Years           6.0        N/A        N/A           5.9
            10 Years          6.2        N/A        N/A           6.2
            Since Inception    --        5.4        5.1            --

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 8/26/83, 5/1/01 and 4/23/02, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2005


                                 TOP HOLDINGS

                                                                  % OF TOTAL
                                                                  NET ASSETS
                                                                  ----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION............................   19.6%
UNITED STATES TREASURY NOTES.....................................   11.0%
FEDERAL HOME LOAN MORTGAGE CORP..................................    9.1%
FEDERAL HOME LOAN BANK...........................................    5.1%
UNITED STATES TREASURY BONDS.....................................    3.2%
LB-UBS COMMERCIAL MORTGAGE TRUST.................................    2.8%
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION.........................    2.7%
CITIGROUP, INC...................................................    2.5%
GENERAL ELECTRIC CAPITAL CORP....................................    2.4%
CWABS, INC.......................................................    1.7%


                                  TOP SECTORS

                                                                   % OF TOTAL
                                                                  MARKET VALUE
                                                                  ------------
MORTGAGE.........................................................    33.8%
INVESTMENT GRADE CORPORATES......................................    17.4%
UNITED STATES TREASURY...........................................    15.1%
COMMERCIAL MORTGAGE BACKED SECURITIES............................    12.9%
ASSET BACKED SECURITIES..........................................    11.3%
GOVERNMENT AGENCIES..............................................     5.9%
HIGH YIELD.......................................................     2.6%
CASH/OTHER.......................................................     2.2%


                                    MSF-67

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

MANAGED BY METROPOLITAN LIFE INSURANCE COMPANY
PORTFOLIO MANAGER COMMENTARY*



PORTFOLIO PERFORMANCE
For the year ended December 31, 2005, the Class A shares of the Lehman Brothers Aggregate Bond Index Portfolio returned 2.1%, compared to its benchmark, the Lehman Brothers Aggregate Bond Index/1/, which returned 2.4% over the same period.

PORTFOLIO REVIEW
With the exception of 30-year yields, interest rates rose by an average of 0.97% along the yield curve during 2005. This was primarily the result of the Federal Reserve raising interest rates eight times during the year for a total of 2.00%. By year-end, the Fed Funds rate was 4.25%, and the yield curve was flatter by 1.63% (between 2 and 30 years). The 2-year treasury yield finished at 4.40% (up from 3.07% on 12/31/2004), and the 30-year yield finished at 4.54% (down from 4.83% on 12/31/2004). The curve flattened as a result of Fed tightening at the short-end and strong investor demand at the long end.

Asset Backed Securities (ABS) was the top-performing sector for the year on an excess return basis (excess return is a bond's return over that of a comparable duration Treasury). The sector offered price stability in a volatile market. While all collateral types within the ABS sector had positive excess return, Manufactured Housing and Home Equity contributed the most excess return (1.16% and .79%, respectively) to the sector.

Credit was the weakest performing sector for 2005 on an excess return basis. Considerable new issuance, heavy activity in both mergers and acquisitions and leveraged buyouts, compounded by the historic downgrades (to below investment grade) of both General Motors and Ford were all contributing factors to the sector's underperformance. Within Credit, bonds with a BBB credit rating had the worst excess return for the year (-1.77% versus -0.85% for the higher quality sector).

Mortgage Backed Securities (MBS) was the second weakest performer on an excess return basis. MBS underperformed due to increased market volatility. The sector struggled with extension risk (the tendency of the expected redemption dates of securities to extend as interest rates rise leading to negative price performance of securities).

The Agency sector had 0.13% of excess return for the year, helped by the improving news out of Washington regarding Fannie Mae and Freddie Mac. By year-end, both entities exceeded the minimum capital requirements that the federal regulator mandated in order for the agencies to recover from $15.8 billion in accounting errors.


* The views expressed above are those of the subinvestment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ Lehman Brothers(R) Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC. The Index performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

                                    MSF-68

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO




                     A $10,000 INVESTMENT COMPARED TO THE
                     LEHMAN BROTHERS AGGREGATE BOND INDEX

                                    [CHART]

                   Lehman Brothers Aggregate      Lehman Brothers Aggregate
                       Bond Index Class A                 Bond Index
                       ------------------                 ----------
       11/98                $10,000                        $10,000
                             10,138                         10,211
       12/99                  9,999                         10,127
                             11,139                         11,304
       12/01                 11,965                         12,259
                             13,190                         13,516
       12/03                 13,669                         14,070
                             14,230                         14,681
       12/05                 14,523                         15,037




--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                            LEHMAN BROTHERS AGGREGATE LEHMAN BROTHERS
                             BOND INDEX PORTFOLIO        AGGREGATE
                            CLASS A   CLASS B CLASS E   BOND INDEX
            1 Year            2.1%      1.9%    2.0%        2.4%
            5 Years           5.5       N/A     N/A         5.9
            Since Inception   5.4       5.0     5.2         5.9

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 11/9/98, 1/2/01 and 5/1/01, respectively. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.



                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 2005


                                 TOP HOLDINGS

                                                                  % OF TOTAL
                                                                  NET ASSETS
                                                                  ----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION............................   27.7%
UNITED STATES TREASURY NOTES.....................................   19.5%
FEDERAL HOME LOAN MORTGAGE CORP..................................   12.3%
UNITED STATES TREASURY BONDS.....................................    6.0%
FEDERAL HOME LOAN BANK...........................................    4.5%
HSBC HOLDINGS, PLC...............................................    0.7%
LB-UBS COMMERCIAL MORTGAGE TRUST.................................    0.7%
UNITED MEXICAN STATES............................................    0.6%
JPMORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP...............    0.6%
GENERAL ELECTRIC CAPITAL CORP....................................    0.6%


                                  TOP SECTORS

                                                                  % OF TOTAL
                                                                  NET ASSETS
                                                                  ----------
MORTGAGE BACKED SECURITIES.......................................   34.0%
UNITED STATES TREASURY...........................................   25.9%
AGENCY...........................................................   11.4%
INDUSTRIALS......................................................    9.5%
FINANCE..........................................................    8.1%
COMMERCIAL MORTGAGE-BACKED SECURITIES............................    3.9%
NON-CORPORATE....................................................    3.8%
UTILITY..........................................................    1.9%
ASSET BACKED SECURITIES..........................................    1.4%
CASH/OTHER.......................................................    0.3%

                                    MSF-69

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO

MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT INC
PORTFOLIO MANAGER COMMENTARY*


On December 1, 2005, Citigroup Inc. ("Citigroup") sold substantially all of its worldwide asset management business, Citigroup Asset Management ("CAM"), to Legg Mason, Inc. ("Legg Mason"). As part of this transaction, the investment subadviser for the fund referenced herein became a wholly owned subsidiary of Legg Mason.

PORTFOLIO PERFORMANCE
For the year ended December 31, 2005, the Class A shares of the Salomon Brothers Strategic Bond Opportunities Portfolio returned 2.8%, compared to its benchmark, the Lehman Brothers Aggregate Bond Index/1/, which returned 2.4%. The average return of its peer group, the Lipper Variable Insurance Products General Bond Funds Universe/2/, was 2.0% over the same period.

PORTFOLIO REVIEW
During the 12 months ended December 31, 2005, the markets were primarily driven by Federal Reserve ("Fed") activity, employment and inflation data, and rising energy costs, exacerbated by the devastating impact of Hurricane Katrina on the U.S. Gulf Coast. The Fed's eight "measured" 25-basis-point hikes during the period brought the Fed Funds rate from 2.25% to 4.25% by period end. These measured, consecutive rate hikes exerted upward pressure on short-term bond yields, driving 2-year yields up about 134 basis points (1.34%) during the 12 months. However, yields on the long bond stayed low during the period, declining 29 basis points over the 12 months. This sharp rise in short yields and decline in longer yields resulted in the extensive yield curve flattening seen throughout the period and, near year end, a brief yield curve inversion as 2-year U.S. Treasury yields moved above 10-year yields.

The market fully expected each 25-basis-point hike in the Fed Funds rate during the period. Higher energy costs, exacerbated by the supply disruption following the Hurricanes Katrina and Rita, augmented already building inflationary pressure.

Economic growth remained positive during the annual period, particularly in light of the volatility seen in employment indicators and mixed industrial production, retail sales and consumer sentiment during Spring 2005 and in the aftermath of Fall 2005's Hurricanes Katrina and Rita. Despite this, slowing global growth, broadly rising inflation and higher oil prices restrained economic activity during the 12 months. U.S. Gross Domestic Product ("GDP") declined year-over-year to 3.8% growth in first quarter 2005 (from first quarter 2004's 4.5% pace) and 3.4% growth in second quarter 2005 (from second quarter 2004's 3.5%). While economic growth rebounded into the third quarter, gaining 4.1% on an annualized basis, the recovery was at least partially fueled by the fiscal stimulus injected into the Gulf region in the wake of the hurricanes. Core inflation remained moderate throughout the year. Consistently high energy prices began to push up core CPI inflation by December end, stopping its downward month-to-month drift to end the year with a 0.2% month-over-month increase in December, near the upper end of the Fed's comfort range.

High yield markets ended 2004 on a positive note after an extended end-of-year rally, markets turned generally down through Spring 2005 on rising oil prices and weak equity markets. Negative auto sector headlines and isolated comments from the Fed regarding inflation influenced investors. Markets began to recover in mid-May as technical indicators strengthened and economic news turned generally positive but again turned down in the last few months of the year amid renewed volatility in the auto sector, stronger inflation, continued high energy prices and fears of a potentially slowing economy in the aftermath of Hurricanes Katrina and Rita.

Strong country fundamentals, resurgent commodity prices (particularly in metals, agriculture and oil) and positive market technicals offset the downward pressure exerted by eight "measured" increases in the Fed Funds rate throughout 2005 and credit contagion from the Auto sector during the volatile Spring of 2005. Continued progress on political and economic reform in many emerging countries, commodity price strength and the generally positive macro environment supported broad credit quality improvements across emerging markets during the year.

The Portfolio's allocation to higher-yielding bonds, specifically emerging markets debt, once again proved beneficial to portfolio performance during the annual period, as emerging debt was the best performer among broad fixed income asset classes during the year, according to the Lehman family of indices. That said, we reduced our overall exposure to emerging markets debt by period end on a relative valuation basis, as spreads reached tightened to the all time narrowest levels on persistent strong technical indicators and fundamentals. We reallocated assets into mortgage-backed securities and U.S. Treasuries in the latter half of the annual period as both markets underwent significant selloffs during the third and fourth quarter before recovering value near period end.

We increased our duration position during the annual period, bringing duration to slightly overweight versus the benchmark. (Duration is a measure of a portfolio's price sensitivity to interest rate movements. A shorter duration helps cushion price declines in the event of rising rates.)


* The views expressed above are those of the subinvestment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ Lehman Brothers(R) Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC. The Index performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

                                    MSF-70

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO


                     A $10,000 INVESTMENT COMPARED TO THE
                     LEHMAN BROTHERS AGGREGATE BOND INDEX

                                     [CHART]

                          Salomon Brothers                Lehman Brothers
                    Strategic Bond Opportunities             Aggregate
                              Class A                       Bond Index
                              -------                       ----------
       12/95                  $10,000                        $10,000
                               11,436                         10,363
       12/97                   12,703                         11,364
                               12,963                         12,351
       12/99                   13,153                         12,249
                               14,101                         13,673
       12/01                   15,063                         14,828
                               16,510                         16,348
       12/03                   18,594                         17,019
                               19,824                         17,758
       12/05                   20,385                         18,189




--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                            SALOMON BROTHERS STRATEGIC   LEHMAN BROTHERS
                            BOND OPPORTUNITIES PORTFOLIO    AGGREGATE
                            CLASS A   CLASS B   CLASS E    BOND INDEX
            1 Year            2.8%      2.6%      2.7%         2.4%
            5 Years           7.7       N/A       N/A          5.9
            10 Years          7.4       N/A       N/A          6.2
            Since Inception    --       9.0       7.4           --

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 10/31/94, 7/30/02 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 2005


                                 TOP HOLDINGS

                                                                  % OF TOTAL
                                                                  NET ASSETS
                                                                  ----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION............................   31.5%
UNITED STATES TREASURY NOTES.....................................   16.6%
FEDERAL HOME LOAN MORTGAGE CORP..................................    7.1%
TARGETED RETURN INDEX SECURITIES TRUST (144A)....................    1.5%
FEDERATIVE REPUBLIC OF BRAZIL....................................    1.1%
UNITED STATES TREASURY BONDS.....................................    1.0%
UNITED MEXICAN STATES............................................    0.9%
MORGAN STANLEY...................................................    0.5%
CIT GROUP, INC...................................................    0.5%
COUNTRYWIDE FUNDING CORP.........................................    0.5%


                                  TOP SECTORS

                                                                  % OF TOTAL
                                                                  NET ASSETS
                                                                  ----------
U.S. INVESTMENT GRADE............................................   71.3%
U.S. HIGH YIELD..................................................   16.0%
EMERGING MARKET DEBT.............................................    4.8%
NON U.S. INVESTMENT GRADE........................................    2.9%
CASH/OTHER.......................................................    5.1%

                                    MSF-71

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO

MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT INC
PORTFOLIO MANAGER COMMENTARY*


On December 1, 2005, Citigroup Inc. ("Citigroup") sold substantially all of its worldwide asset management business, Citigroup Asset Management ("CAM"), to Legg Mason, Inc. ("Legg Mason"). As part of this transaction, the investment sub-adviser for the fund referenced herein became a wholly owned subsidiary of Legg Mason.

PORTFOLIO PERFORMANCE
For the year ended December 31, 2005, the Class A shares of the Salomon Brothers U.S. Government Portfolio returned 1.7%, compared to its benchmark, the Lehman Brothers Intermediate Government Bond Index/1/, which returned 1.7%. The average return of its peer group, a universe of twenty-two (22) short-term and intermediate term mutual and variable funds tracked by Morningstar, was 1.6% over the same period.

PORTFOLIO REVIEW
During the 12 months ended December 31, 2005, the markets were primarily driven by Federal Reserve ("Fed") activity, employment and inflation data, and rising energy costs, exacerbated by the devastating impact of Hurricane Katrina on the U.S. Gulf Coast. The Fed's eight "measured" 25-basis-point hikes during the period brought the Fed Funds rate from 2.25% to 4.25% by period end. These measured, consecutive rate hikes exerted upward pressure on short-term bond yields, driving 2-year yields up about 134 basis points (1.34%) during the 12 months. However, yields on the long bond stayed low during the period, declining 29 basis points over the 12 months. This sharp rise in short yields and decline in longer yields resulted in the extensive yield curve flattening seen throughout the period and, near year end, a brief yield curve inversion as 2-year U.S. Treasury yields moved above 10-year yields.

The market fully expected each 25-basis-point hike in the Fed Funds rate during the period. Higher energy costs, exacerbated by the supply disruption following the Hurricanes Katrina and Rita, augmented already building inflationary pressure.

Economic growth remained positive during the annual period, particularly in light of the volatility seen in employment indicators and mixed industrial production, retail sales and consumer sentiment during Spring 2005 and in the aftermath of Fall 2005's Hurricanes Katrina and Rita. Despite this, slowing global growth, broadly rising inflation and higher oil prices restrained economic activity during the 12 months. U.S. Gross Domestic Product ("GDP") declined year-over-year to 3.8% growth in first quarter 2005 (from first quarter 2004's 4.5% pace) and 3.4% growth in second quarter 2005 (from second quarter 2004's 3.5%). While economic growth rebounded into the third quarter, gaining 4.1% on an annualized basis, the recovery was at least partially fueled by the fiscal stimulus injected into the Gulf region in the wake of the hurricanes. Core inflation remained moderate throughout the year; however, some inflation pressures began to seep into producer prices and U.S. economic growth continued at its surprisingly strong pace. Consistently high energy prices began to push up core CPI inflation by December end, stopping its downward month-to-month drift to end the year with a 0.2% month-over-month increase in December, near the upper end of the Fed's comfort range.

Positive performance is attributed primarily to our asset allocation and duration positioning during the period. We managed our exposure to mortgage-backed securities carefully during the 12 months, starting the period slightly underweight and gradually decreasing exposure during the volatile first half of 2005. However, we began buying mortgages in the latter half of the period as 10-year U.S. Treasury yields became more range bound and relative value versus U.S. Treasuries improved.

We also increased our duration position during the annual period. (Duration is a measure of a portfolio's price sensitivity to interest rate movements. A shorter duration helps cushion price declines in the event of rising rates.) We also slightly extended our yield curve positioning versus the benchmark from the beginning of the period.

* The views expressed above are those of the subinvestment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ Lehman Brothers(R) Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC. The Index performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

                                    MSF-72

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO




                     A $10,000 INVESTMENT COMPARED TO THE
                         LEHMAN BROTHERS INTERMEDIATE
                          U.S. GOVERNMENT BOND INDEX

                                    [CHART]

                              Salomon Brothers     Lehman Intermediate
                               U.S. Government      Government Bond
                                   Class A               Index
                              ----------------     -------------------
    12/95                         $10,000              $10,000
                                   10,331               10,406
    12/97                          11,207               11,210
                                   12,059               12,161
    12/99                          12,080               12,220
                                   13,343               13,500
    12/01                          14,240               14,636
                                   15,371               16,047
    12/03                          15,629               16,414
                                   16,099               16,797
    12/05                          16,376               17,080


--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                          SALOMON BROTHERS U.S.     LEHMAN BROTHERS
                          GOVERNMENT PORTFOLIO     INTERMEDIATE U.S.
                         CLASS A CLASS B CLASS E GOVERNMENT BOND INDEX
         1 Year            1.7%    1.4%    1.6%           1.7%
         5 Years           4.2     N/A     N/A            4.8
         10 Years          5.1     N/A     N/A            5.5
         Since Inception    --     2.7     3.9             --

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 10/31/94, 7/30/02 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.



                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 2005


                                 TOP HOLDINGS

                                                                  % OF TOTAL
                                                                  NET ASSETS
                                                                  ----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION............................    49.6%
FEDERAL HOME LOAN MORTGAGE CORP..................................    23.1%
UNITED STATES TREASURY NOTES.....................................    18.2%
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION.........................     0.2%
FEDERAL HOME LOAN BANK...........................................     0.2%


                                  TOP SECTORS

                                                                  % OF TOTAL
                                                                  NET ASSETS
                                                                  ----------
MORTGAGE BACKED..................................................   72.7%
U.S. TREASURY....................................................   18.3%
CASH/OTHER.......................................................    9.0%

                                    MSF-73

METROPOLITAN SERIES FUND, INC.

 BLACKROCK MONEY MARKET PORTFOLIO

MANAGED BY BLACKROCK ADVISORS, INC.
PORTFOLIO MANAGER COMMENTARY*



PORTFOLIO PERFORMANCE
For the year ended December 31, 2005, the Class A shares of the BlackRock Money Market Portfolio returned 2.9%; the Class B shares returned 2.6%; and the Class E shares returned 2.7%. The average return of its peer group, the Lipper Variable Insurance Products Money Market Funds Universe/1/, was 2.7% over the same period.

PORTFOLIO REVIEW
During the year ended December 31, 2005, the Federal Open Market Committee
(FOMC) continued toward its stated objective of the removal of monetary policy accommodation by increasing the federal funds target rate in eight consecutive 25 basis point increments at each of their scheduled meetings during the year. These actions, combined with five previous increases of an identical amount orchestrated in the second half of 2004, brought the current target rate to 4.25% at the year-end. The money market yield curve shifted up and remained relatively steep during the period, usually indicating that short-term rate increases would continue. Specifically, the spread between one-month and twelve-month LIBOR (London Interbank Offer Rate) stood at 45 basis points on December 31, while fed funds futures contracts were predicting a terminal target rate of between 4.50-4.75% over the next six months.

The Portfolio assumed a relatively defensive posture during the period, as the majority of money market securities purchased bore maturity dates at or prior to the next two to three FOMC meetings. The strategy employed maintained the portfolio maturity in the 30-55 day range with the expectation that the proceeds at maturity would be reinvested at successively higher rates. As of December 31, the Portfolio was well positioned for higher short-term rates with 96% of the portfolio in cash or resets within 90 days.




* On January 31, 2005, BlackRock Advisors, Inc. ("BlackRock") succeeded State Street Research & Management Company ("State Street Research") as subadviser to the Portfolio, and the Portfolio's name was changed from State Street Research Money Market Portfolio to BlackRock Money Market Portfolio. This commentary was prepared by BlackRock. The views expressed above are those of the subinvestment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service. The Portfolio is neither insured nor guaranteed by the U.S. Government. The Portfolio seeks but cannot assure a stable share price of $100.00. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less that the original cost.

                                    MSF-74

METROPOLITAN SERIES FUND, INC.

 SHAREHOLDER EXPENSE EXAMPLE


As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as "expenses") of investing in each Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2005 through December 31, 2005.

ACTUAL EXPENSES

The first line for each share class of each Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the relevant Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each share class of each Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the relevant Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

                                                                                         EXPENSES PAID
                                                                                         DURING PERIOD*
                                                               BEGINNING      ENDING      JULY 1, 2005
                                                  ANNUALIZED ACCOUNT VALUE ACCOUNT VALUE       TO
                                                   EXPENSE      JULY 1,    DECEMBER 31,   DECEMBER 31,
PORTFOLIO                                           RATIO        2005          2005           2005
---------                                         ---------- ------------- ------------- --------------
BlackRock Aggressive Growth--Class A Actual          0.78%     $1,000.00     $1,081.90       $4.09
                                     Hypothetical    0.78%     $1,000.00     $1,021.23       $3.97

BlackRock Aggressive Growth--Class B Actual          1.03%     $1,000.00     $1,080.40       $5.40
                                     Hypothetical    1.03%     $1,000.00     $1,019.95       $5.24

BlackRock Aggressive Growth--Class E Actual          0.93%     $1,000.00     $1,080.80       $4.88
                                     Hypothetical    0.93%     $1,000.00     $1,020.46       $4.74

BlackRock Bond Income--Class A...... Actual          0.47%     $1,000.00     $1,001.10       $2.37
                                     Hypothetical    0.47%     $1,000.00     $1,022.81       $2.40

BlackRock Bond Income--Class B...... Actual          0.72%     $1,000.00     $  999.90       $3.63
                                     Hypothetical    0.72%     $1,000.00     $1,021.53       $3.67

BlackRock Bond Income--Class E...... Actual          0.62%     $1,000.00     $1,000.40       $3.13
                                     Hypothetical    0.62%     $1,000.00     $1,022.05       $3.16

BlackRock Diversified--Class A...... Actual          0.50%     $1,000.00     $1,027.00       $2.55
                                     Hypothetical    0.50%     $1,000.00     $1,022.66       $2.55

BlackRock Diversified--Class B...... Actual          0.75%     $1,000.00     $1,025.90       $3.83
                                     Hypothetical    0.75%     $1,000.00     $1,021.38       $3.82

BlackRock Diversified--Class E...... Actual          0.65%     $1,000.00     $1,026.40       $3.32
                                     Hypothetical    0.65%     $1,000.00     $1,021.89       $3.31

BlackRock Investment Trust--Class A. Actual          0.54%     $1,000.00     $1,042.00       $2.78
                                     Hypothetical    0.54%     $1,000.00     $1,022.45       $2.75

BlackRock Investment Trust--Class B. Actual          0.80%     $1,000.00     $1,040.50       $4.11
                                     Hypothetical    0.80%     $1,000.00     $1,021.13       $4.08

BlackRock Investment Trust--Class E. Actual          0.69%     $1,000.00     $1,041.50       $3.55
                                     Hypothetical    0.69%     $1,000.00     $1,021.69       $3.52

                                    MSF-75

METROPOLITAN SERIES FUND, INC.

                                                                                               EXPENSES PAID
                                                                                               DURING PERIOD*
                                                                     BEGINNING      ENDING      JULY 1, 2005
                                                        ANNUALIZED ACCOUNT VALUE ACCOUNT VALUE       TO
                                                         EXPENSE      JULY 1,    DECEMBER 31,   DECEMBER 31,
PORTFOLIO                                                 RATIO        2005          2005           2005
---------                                               ---------- ------------- ------------- --------------
BlackRock Large Cap Value--Class A........ Actual          0.86%     $1,000.00     $1,051.00       $4.45
                                           Hypothetical    0.86%     $1,000.00     $1,020.82       $4.38

BlackRock Large Cap Value--Class B........ Actual          1.11%     $1,000.00     $1,049.50       $5.73
                                           Hypothetical    1.11%     $1,000.00     $1,019.54       $5.65

BlackRock Large Cap Value--Class E........ Actual          1.01%     $1,000.00     $1,050.30       $5.22
                                           Hypothetical    1.01%     $1,000.00     $1,020.05       $5.14

BlackRock Legacy Large Cap Growth--Class A Actual          0.79%     $1,000.00     $1,092.10       $4.17
                                           Hypothetical    0.79%     $1,000.00     $1,021.18       $4.02

BlackRock Legacy Large Cap Growth--Class B Actual          1.04%     $1,000.00     $1,090.90       $5.48
                                           Hypothetical    1.04%     $1,000.00     $1,019.90       $5.29

BlackRock Legacy Large Cap Growth--Class E Actual          0.94%     $1,000.00     $1,091.30       $4.95
                                           Hypothetical    0.94%     $1,000.00     $1,020.41       $4.79

BlackRock Money Market--Class A........... Actual          0.41%     $1,000.00     $1,017.20       $2.08
                                           Hypothetical    0.41%     $1,000.00     $1,023.12       $2.09

BlackRock Money Market--Class B........... Actual          0.66%     $1,000.00     $1,016.00       $3.35
                                           Hypothetical    0.66%     $1,000.00     $1,021.84       $3.36

BlackRock Money Market--Class E........... Actual          0.56%     $1,000.00     $1,016.50       $2.85
                                           Hypothetical    0.56%     $1,000.00     $1,022.35       $2.85

BlackRock Strategic Value--Class A........ Actual          0.90%     $1,000.00     $1,036.90       $4.62
                                           Hypothetical    0.90%     $1,000.00     $1,020.62       $4.58

BlackRock Strategic Value--Class B........ Actual          1.15%     $1,000.00     $1,035.50       $5.90
                                           Hypothetical    1.15%     $1,000.00     $1,019.34       $5.85

BlackRock Strategic Value--Class E........ Actual          1.05%     $1,000.00     $1,035.40       $5.39
                                           Hypothetical    1.05%     $1,000.00     $1,019.85       $5.35

Capital Guardian U.S. Equity--Class A..... Actual          0.74%     $1,000.00     $1,077.80       $3.88
                                           Hypothetical    0.74%     $1,000.00     $1,021.43       $3.77

Capital Guardian U.S. Equity--Class B..... Actual          0.99%     $1,000.00     $1,076.30       $5.18
                                           Hypothetical    0.99%     $1,000.00     $1,020.16       $5.04

Davis Venture Value--Class A.............. Actual          0.77%     $1,000.00     $1,083.00       $4.04
                                           Hypothetical    0.77%     $1,000.00     $1,021.28       $3.92

Davis Venture Value--Class B.............. Actual          1.02%     $1,000.00     $1,081.30       $5.35
                                           Hypothetical    1.02%     $1,000.00     $1,020.00       $5.19

Davis Venture Value--Class E.............. Actual          0.92%     $1,000.00     $1,082.00       $4.83
                                           Hypothetical    0.92%     $1,000.00     $1,020.51       $4.69

FI International Stock--Class A........... Actual          1.05%     $1,000.00     $1,189.80       $5.80
                                           Hypothetical    1.05%     $1,000.00     $1,019.85       $5.35

FI International Stock--Class B........... Actual          1.30%     $1,000.00     $1,187.20       $7.17
                                           Hypothetical    1.30%     $1,000.00     $1,018.57       $6.61

FI International Stock--Class E........... Actual          1.20%     $1,000.00     $1,188.40       $6.62
                                           Hypothetical    1.20%     $1,000.00     $1,019.08       $6.11

FI Mid Cap Opportunities--Class A......... Actual          0.74%     $1,000.00     $1,099.40       $3.92
                                           Hypothetical    0.74%     $1,000.00     $1,021.43       $3.77

FI Mid Cap Opportunities--Class B......... Actual          0.99%     $1,000.00     $1,098.10       $5.24
                                           Hypothetical    0.99%     $1,000.00     $1,020.16       $5.04

FI Mid Cap Opportunities--Class E......... Actual          0.89%     $1,000.00     $1,098.50       $4.71
                                           Hypothetical    0.89%     $1,000.00     $1,020.67       $4.53

                                    MSF-76

METROPOLITAN SERIES FUND, INC.

                                                                                                   EXPENSES PAID
                                                                                                   DURING PERIOD*
                                                                         BEGINNING      ENDING      JULY 1, 2005
                                                            ANNUALIZED ACCOUNT VALUE ACCOUNT VALUE       TO
                                                             EXPENSE      JULY 1,    DECEMBER 31,   DECEMBER 31,
PORTFOLIO                                                     RATIO        2005          2005           2005
---------                                                   ---------- ------------- ------------- --------------
FI Value Leaders--Class A..................... Actual          0.73%     $1,000.00     $1,096.20       $3.86
                                               Hypothetical    0.73%     $1,000.00     $1,021.48       $3.72

FI Value Leaders--Class B..................... Actual          0.98%     $1,000.00     $1,094.90       $5.17
                                               Hypothetical    0.98%     $1,000.00     $1,020.21       $4.99

FI Value Leaders--Class E..................... Actual          0.88%     $1,000.00     $1,095.40       $4.65
                                               Hypothetical    0.88%     $1,000.00     $1,020.72       $4.48

Franklin Templeton Small Cap Growth--Class A.. Actual          1.12%     $1,000.00     $1,060.00       $5.82
                                               Hypothetical    1.12%     $1,000.00     $1,019.49       $5.70

Franklin Templeton Small Cap Growth--Class B.. Actual          1.37%     $1,000.00     $1,058.50       $7.11
                                               Hypothetical    1.37%     $1,000.00     $1,018.22       $6.97

Franklin Templeton Small Cap Growth--Class E.. Actual          1.27%     $1,000.00     $1,058.20       $6.59
                                               Hypothetical    1.27%     $1,000.00     $1,018.73       $6.46

Harris Oakmark Focused Value--Class A......... Actual          0.77%     $1,000.00     $1,032.50       $3.94
                                               Hypothetical    0.77%     $1,000.00     $1,021.28       $3.92

Harris Oakmark Focused Value--Class B......... Actual          1.02%     $1,000.00     $1,031.20       $5.22
                                               Hypothetical    1.02%     $1,000.00     $1,020.00       $5.19

Harris Oakmark Focused Value--Class E......... Actual          0.92%     $1,000.00     $1,031.70       $4.71
                                               Hypothetical    0.92%     $1,000.00     $1,020.51       $4.69

Harris Oakmark Large Cap Value--Class A....... Actual          0.78%     $1,000.00     $1,009.30       $3.95
                                               Hypothetical    0.78%     $1,000.00     $1,021.23       $3.97

Harris Oakmark Large Cap Value--Class B....... Actual          1.03%     $1,000.00     $1,007.70       $5.21
                                               Hypothetical    1.03%     $1,000.00     $1,019.95       $5.24

Harris Oakmark Large Cap Value--Class E....... Actual          0.93%     $1,000.00     $1,008.50       $4.71
                                               Hypothetical    0.93%     $1,000.00     $1,020.46       $4.74

Jennison Growth--Class A...................... Actual          0.69%     $1,000.00     $1,135.80       $3.71
                                               Hypothetical    0.69%     $1,000.00     $1,021.69       $3.52

Jennison Growth--Class B...................... Actual          0.94%     $1,000.00     $1,133.30       $5.05
                                               Hypothetical    0.94%     $1,000.00     $1,020.41       $4.79

Jennison Growth--Class E...................... Actual          0.84%     $1,000.00     $1,133.90       $4.52
                                               Hypothetical    0.84%     $1,000.00     $1,020.92       $4.28

Lehman Brothers Aggregate Bond Index--Class A. Actual          0.31%     $1,000.00     $  997.20       $1.56
                                               Hypothetical    0.31%     $1,000.00     $1,023.63       $1.58

Lehman Brothers Aggregate Bond Index--Class B. Actual          0.56%     $1,000.00     $  996.30       $2.82
                                               Hypothetical    0.56%     $1,000.00     $1,022.35       $2.85

Lehman Brothers Aggregate Bond Index--Class E. Actual          0.46%     $1,000.00     $  997.20       $2.32
                                               Hypothetical    0.46%     $1,000.00     $1,022.86       $2.35

Loomis Sayles Small Cap--Class A/(a)/......... Actual          0.92%     $1,000.00     $1,063.60       $4.79
                                               Hypothetical    0.92%     $1,000.00     $1,020.51       $4.69

Loomis Sayles Small Cap--Class B/(a)/......... Actual          1.18%     $1,000.00     $1,062.20       $6.13
                                               Hypothetical    1.18%     $1,000.00     $1,019.19       $6.01

Loomis Sayles Small Cap--Class E/(a)/......... Actual          1.07%     $1,000.00     $1,062.80       $5.56
                                               Hypothetical    1.07%     $1,000.00     $1,019.75       $5.45

MetLife Aggressive Allocation--Class A/(a)(b)/ Actual          0.81%     $1,000.00     $1,081.70       $4.25
                                               Hypothetical    0.81%     $1,000.00     $1,021.08       $4.13

MetLife Aggressive Allocation--Class B/(a)(b)/ Actual          1.06%     $1,000.00     $1,037.40       $5.44
                                               Hypothetical    1.06%     $1,000.00     $1,019.80       $5.40

                                    MSF-77

METROPOLITAN SERIES FUND, INC.

                                                                                                                 EXPENSES PAID
                                                                                                                 DURING PERIOD*
                                                                                       BEGINNING      ENDING      JULY 1, 2005
                                                                          ANNUALIZED ACCOUNT VALUE ACCOUNT VALUE       TO
                                                                           EXPENSE      JULY 1,    DECEMBER 31,   DECEMBER 31,
PORTFOLIO                                                                   RATIO        2005          2005           2005
---------                                                                 ---------- ------------- ------------- --------------
MetLife Conservative Allocation--Class A/(a)(b)/............ Actual          0.72%     $1,000.00     $1,017.90       $3.66
                                                             Hypothetical    0.72%     $1,000.00     $1,021.53       $3.67

MetLife Conservative Allocation--Class B/(a)(b)/............ Actual          0.97%     $1,000.00     $1,012.40       $4.92
                                                             Hypothetical    0.97%     $1,000.00     $1,020.26       $4.94

MetLife Conservative to Moderate Allocation--Class A/(a)(b)/ Actual          0.74%     $1,000.00     $1,035.30       $3.80
                                                             Hypothetical    0.74%     $1,000.00     $1,021.43       $3.77

MetLife Conservative to Moderate Allocation--Class B/(a)(b)/ Actual          0.99%     $1,000.00     $1,017.90       $5.04
                                                             Hypothetical    0.99%     $1,000.00     $1,020.16       $5.04

MetLife Mid Cap Stock Index--Class A........................ Actual          0.32%     $1,000.00     $1,081.70       $1.68
                                                             Hypothetical    0.32%     $1,000.00     $1,023.58       $1.63

MetLife Mid Cap Stock Index--Class B........................ Actual          0.57%     $1,000.00     $1,080.80       $2.99
                                                             Hypothetical    0.57%     $1,000.00     $1,022.30       $2.91

MetLife Mid Cap Stock Index--Class E........................ Actual          0.47%     $1,000.00     $1,081.30       $2.47
                                                             Hypothetical    0.47%     $1,000.00     $1,022.81       $2.40

MetLife Moderate Allocation--Class A/(a)(b)/................ Actual          0.78%     $1,000.00     $1,051.90       $4.03
                                                             Hypothetical    0.78%     $1,000.00     $1,021.23       $3.97

MetLife Moderate Allocation--Class B/(a)(b)/................ Actual          1.03%     $1,000.00     $1,025.50       $5.26
                                                             Hypothetical    1.03%     $1,000.00     $1,019.95       $5.24

MetLife Moderate to Aggressive Allocation--Class A/(a)(b)/.. Actual          0.80%     $1,000.00     $1,068.80       $4.17
                                                             Hypothetical    0.80%     $1,000.00     $1,021.13       $4.08

MetLife Moderate to Aggressive Allocation--Class B/(a)(b)/.. Actual          1.05%     $1,000.00     $1,031.50       $5.38
                                                             Hypothetical    1.05%     $1,000.00     $1,019.85       $5.35

MetLife Stock Index--Class A................................ Actual          0.28%     $1,000.00     $1,056.30       $1.45
                                                             Hypothetical    0.28%     $1,000.00     $1,023.78       $1.43

MetLife Stock Index--Class B................................ Actual          0.53%     $1,000.00     $1,055.00       $2.75
                                                             Hypothetical    0.53%     $1,000.00     $1,022.50       $2.70

MetLife Stock Index--Class E................................ Actual          0.43%     $1,000.00     $1,055.60       $2.23
                                                             Hypothetical    0.43%     $1,000.00     $1,023.02       $2.19

MFS Investors Trust--Class A................................ Actual          0.91%     $1,000.00     $1,077.10       $4.76
                                                             Hypothetical    0.91%     $1,000.00     $1,020.56       $4.63

MFS Investors Trust--Class B................................ Actual          1.16%     $1,000.00     $1,076.20       $6.07
                                                             Hypothetical    1.16%     $1,000.00     $1,019.29       $5.90

MFS Investors Trust--Class E................................ Actual          1.06%     $1,000.00     $1,077.30       $5.55
                                                             Hypothetical    1.06%     $1,000.00     $1,019.80       $5.40

MFS Total Return--Class A................................... Actual          0.72%     $1,000.00     $1,022.20       $3.67
                                                             Hypothetical    0.72%     $1,000.00     $1,021.53       $3.67

MFS Total Return--Class B................................... Actual          0.97%     $1,000.00     $1,020.90       $4.94
                                                             Hypothetical    0.97%     $1,000.00     $1,020.26       $4.94

MFS Total Return--Class E................................... Actual          0.87%     $1,000.00     $1,021.40       $4.43
                                                             Hypothetical    0.87%     $1,000.00     $1,020.77       $4.43

Morgan Stanley EAFE Index--Class A.......................... Actual          0.50%     $1,000.00     $1,152.10       $2.71
                                                             Hypothetical    0.50%     $1,000.00     $1,022.66       $2.55

Morgan Stanley EAFE Index--Class B.......................... Actual          0.75%     $1,000.00     $1,150.60       $4.07
                                                             Hypothetical    0.75%     $1,000.00     $1,021.38       $3.82

Morgan Stanley EAFE Index--Class E.......................... Actual          0.65%     $1,000.00     $1,150.90       $3.52
                                                             Hypothetical    0.65%     $1,000.00     $1,021.89       $3.31

                                    MSF-78

METROPOLITAN SERIES FUND, INC.

                                                                                                           EXPENSES PAID
                                                                                                           DURING PERIOD*
                                                                                 BEGINNING      ENDING      JULY 1, 2005
                                                                    ANNUALIZED ACCOUNT VALUE ACCOUNT VALUE       TO
                                                                     EXPENSE      JULY 1,    DECEMBER 31,   DECEMBER 31,
PORTFOLIO                                                             RATIO        2005          2005           2005
---------                                                           ---------- ------------- ------------- --------------
Neuberger Berman Mid Cap Value--Class A............... Actual          0.79%     $1,000.00     $1,085.40       $4.15
                                                       Hypothetical    0.79%     $1,000.00     $1,021.18       $4.02

Neuberger Berman Mid Cap Value--Class B............... Actual          1.04%     $1,000.00     $1,084.00       $5.46
                                                       Hypothetical    1.04%     $1,000.00     $1,019.90       $5.29

Neuberger Berman Mid Cap Value--Class E............... Actual          0.94%     $1,000.00     $1,084.50       $4.94
                                                       Hypothetical    0.94%     $1,000.00     $1,020.41       $4.79

Oppenheimer Global Equity--Class A.................... Actual          1.00%     $1,000.00     $1,142.00       $5.40
                                                       Hypothetical    1.00%     $1,000.00     $1,020.11       $5.09

Oppenheimer Global Equity--Class B.................... Actual          1.25%     $1,000.00     $1,140.00       $6.74
                                                       Hypothetical    1.25%     $1,000.00     $1,018.83       $6.36

Oppenheimer Global Equity--Class E.................... Actual          1.15%     $1,000.00     $1,140.80       $6.21
                                                       Hypothetical    1.15%     $1,000.00     $1,019.34       $5.85

Russell 2000 Index--Class A........................... Actual          0.35%     $1,000.00     $1,056.90       $1.81
                                                       Hypothetical    0.35%     $1,000.00     $1,023.42       $1.79

Russell 2000 Index--Class B........................... Actual          0.60%     $1,000.00     $1,056.20       $3.11
                                                       Hypothetical    0.60%     $1,000.00     $1,022.15       $3.06

Russell 2000 Index--Class E........................... Actual          0.50%     $1,000.00     $1,056.40       $2.59
                                                       Hypothetical    0.50%     $1,000.00     $1,022.66       $2.55

Salomon Brothers Strategic Bond Opportunities--Class A Actual          0.74%     $1,000.00     $1,007.10       $3.74
                                                       Hypothetical    0.74%     $1,000.00     $1,021.43       $3.77

Salomon Brothers Strategic Bond Opportunities--Class B Actual          0.99%     $1,000.00     $1,005.60       $5.00
                                                       Hypothetical    0.99%     $1,000.00     $1,020.16       $5.04

Salomon Brothers Strategic Bond Opportunities--Class E Actual          0.89%     $1,000.00     $1,006.30       $4.50
                                                       Hypothetical    0.89%     $1,000.00     $1,020.67       $4.53

Salomon Brothers U.S. Government--Class A............. Actual          0.61%     $1,000.00     $1,000.80       $3.08
                                                       Hypothetical    0.61%     $1,000.00     $1,022.10       $3.11

Salomon Brothers U.S. Government--Class B............. Actual          0.86%     $1,000.00     $  999.20       $4.33
                                                       Hypothetical    0.86%     $1,000.00     $1,020.82       $4.38

Salomon Brothers U.S. Government--Class E............. Actual          0.76%     $1,000.00     $1,000.00       $3.83
                                                       Hypothetical    0.76%     $1,000.00     $1,021.33       $3.87

T. Rowe Price Large Cap Growth--Class A............... Actual          0.71%     $1,000.00     $1,077.20       $3.72
                                                       Hypothetical    0.71%     $1,000.00     $1,021.59       $3.62

T. Rowe Price Large Cap Growth--Class B............... Actual          0.96%     $1,000.00     $1,075.90       $5.02
                                                       Hypothetical    0.96%     $1,000.00     $1,020.31       $4.89

T. Rowe Price Large Cap Growth--Class E............... Actual          0.86%     $1,000.00     $1,076.60       $4.50
                                                       Hypothetical    0.86%     $1,000.00     $1,020.82       $4.38

T. Rowe Price Small Cap Growth--Class A............... Actual          0.59%     $1,000.00     $1,088.50       $3.11
                                                       Hypothetical    0.59%     $1,000.00     $1,022.20       $3.01

T. Rowe Price Small Cap Growth--Class B............... Actual          0.84%     $1,000.00     $1,086.90       $4.42
                                                       Hypothetical    0.84%     $1,000.00     $1,020.92       $4.28

T. Rowe Price Small Cap Growth--Class E............... Actual          0.74%     $1,000.00     $1,088.10       $3.89
                                                       Hypothetical    0.74%     $1,000.00     $1,021.43       $3.77

Zenith Equity/(b)/.................................... Actual          0.73%     $1,000.00     $1,103.40       $3.87
                                                       Hypothetical    0.73%     $1,000.00     $1,021.48       $3.72

* Expenses paid are equal to the Portfolio's annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the the one-half year period).

/(a)/ The annualized expense ratio shown reflects an expense agreement between MetLife Advisers, LLC and the Portfolio as described under Expense Agreement in
Note 3. to the Financial Statements.

/(b)/ The annualized expense ratio reflects the expenses of both the Portfolio and the underlying Portfolios in which it invests.

                                    MSF-79

METROPOLITAN SERIES FUND, INC.

 METLIFE CONSERVATIVE ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

MUTUAL FUNDS--99.9% OF TOTAL NET ASSETS


  SECURITY DESCRIPTION                                   SHARES     VALUE*
  ---------------------------------------------------------------------------

  INVESTMENT COMPANIES--99.9%
  Met Investors Series Trust--Harris Oakmark
   International Portfolio, (Class A)...................  19,273 $    312,800
  Met Investors Series Trust--Lord Abbett Bond
   Debenture Portfolio, (Class A).......................  74,956      920,455
  Met Investors Series Trust--Lazard Mid Cap
   Portfolio, (Class A).................................  11,534      157,436
  Met Investors Series Trust--MET/AIM Small Cap
   Growth Portfolio, (Class A)..........................  11,494      157,006
  Met Investors Series Trust--PIMCO Total Return
   Portfolio, (Class A)................................. 356,676    4,137,437
  Met Investors Series Trust--T. Rowe Price Mid Cap
   Growth Portfolio, (Class A)..........................  18,818      159,769
  Metropolitan Series Fund, Inc.--BlackRock Bond
   Income Portfolio, (Class A)..........................  22,184    2,451,160
  Metropolitan Series Fund, Inc.--BlackRock Strategic
   Value Portfolio, (Class A)...........................   8,449      156,817
  Metropolitan Series Fund, Inc.--Davis Venure Value
   Portfolio, (Class A).................................  10,098      312,115
  Metropolitan Series Fund, Inc.--FI International Stock
   Portfolio, (Class A).................................  24,083      324,643
  Metropolitan Series Fund, Inc.--Harris Oakmark
   Large Cap Value Portfolio, (Class A).................  23,616      309,134
  Metropolitan Series Fund, Inc.--MetLife Stock Index
   Portfolio, (Class A).................................  14,082      467,509
  Metropolitan Series Fund, Inc.--Neuberger Berman
   Mid Cap Value Portfolio, (Class A)...................   7,565      158,708

    SECURITY DESCRIPTION                                SHARES    VALUE*
    -----------------------------------------------------------------------

    INVESTMENT COMPANIES--(CONTINUED)
    Metropolitan Series Fund, Inc.--Russell 2000 Index
     Portfolio, (Class A)..............................  11,240 $   156,457
    Metropolitan Series Fund, Inc.--Salomon Brothers
     Strategic Bond Opportunities Portfolio, (Class A). 217,369   2,764,928
    Metropolitan Series Fund, Inc.--Salomon Brothers
     U.S. Government Portfolio, (Class A).............. 150,077   1,833,942
    Metropolitan Series Fund, Inc.--T. Rowe Price Large
     Cap Growth Portfolio, (Class A)...................  46,250     625,762
                                                                -----------
    Total Mutual Funds
     (Identified Cost $15,329,093).....................          15,406,078
                                                                -----------
    Total Investments--99.9%
     (Identified Cost $15,329,093) (a).................          15,406,078
    Other assets less liabilities......................              16,301
                                                                -----------
    TOTAL NET ASSETS--100%.............................         $15,422,379
                                                                ===========

(a) THE AGGREGATE COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES AS OF DECEMBER 31, 2005 WAS $15,333,566 AND THE COMPOSITION OF UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENT SECURITIES WAS $131,487 AND $(58,975), RESPECTIVELY.

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-80

METROPOLITAN SERIES FUND, INC.

 METLIFE CONSERVATIVE ALLOCATION PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2005

         ASSETS
           Investments at value..................          $15,406,078
           Receivable for:
            Securities sold......................              281,702
            Fund shares sold.....................                7,062
            Due from Adviser.....................               35,800
                                                           -----------
             Total Assets........................           15,730,642
         LIABILITIES
           Payable for:
            Fund shares redeemed................. $288,764
           Accrued expenses:
            Service and distribution fees........    2,292
            Other expenses.......................   17,207
                                                  --------
             Total Liabilities...................              308,263
                                                           -----------
         NET ASSETS..............................          $15,422,379
                                                           ===========
           Net assets consists of:
            Capital paid in......................          $15,299,892
            Accumulated net realized gains.......               45,502
            Unrealized appreciation on
             investments.........................               76,985
                                                           -----------
         NET ASSETS..............................          $15,422,379
                                                           ===========
         Computation of offering price:
         CLASS A
         Net asset value and redemption price per
          share ($2,784,736 divided by
          268,451 shares outstanding)............          $     10.37
                                                           ===========
         CLASS B
         Net asset value and redemption price per
          share ($12,637,643 divided by
          1,219,957 shares outstanding)..........          $     10.36
                                                           ===========
         Identified cost of investments..........          $15,329,093
                                                           ===========

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
PERIOD MAY 2, 2005/(A)/ THROUGH DECEMBER 31, 2005

        INVESTMENT INCOME
          Dividends from underlying Portfolios.......           $ 53,703
                                                                --------
        EXPENSES
          Management fees............................ $  4,197
          Service and distribution fees--Class B.....    8,004
          Directors' fees and expenses...............      309
          Custodian..................................   20,715
          Audit and tax services.....................   13,000
          Legal......................................    2,927
          Miscellaneous..............................    3,046
                                                      --------
          Total expenses.............................   52,198
          Expense reimbursements.....................  (39,997)   12,201
                                                      --------  --------
        NET INVESTMENT INCOME........................             41,502
                                                                --------
        REALIZED AND UNREALIZED GAIN
        Realized gain on:
          Investments--net...........................    7,690
          Capital gain distributions from underlying
           Portfolios................................   53,234    60,924
                                                      --------
        Unrealized appreciation on:
          Investments--net...........................             76,985
                                                                --------
        Net gain.....................................            137,909
                                                                --------
        NET INCREASE IN NET ASSETS FROM
         OPERATIONS..................................           $179,411
                                                                ========

(a)COMMENCEMENT OF OPERATIONS.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-81

METROPOLITAN SERIES FUND, INC.

 METLIFE CONSERVATIVE ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS



                                                             MAY 2, 2005/(A)/
                                                                 THROUGH
                                                              DECEMBER 31,
                                                                  2005
                                                             ---------------
   FROM OPERATIONS
     Net investment income..................................   $    41,502
     Net realized gain......................................        60,924
     Unrealized appreciation................................        76,985
                                                               -----------
     INCREASE IN NET ASSETS FROM OPERATIONS.................       179,411
                                                               -----------
     FROM DISTRIBUTIONS TO SHAREHOLDERS
      Net investment income
       Class A..............................................        (9,949)
       Class B..............................................       (33,556)
                                                               -----------
                                                                   (43,505)
                                                               -----------
      Net realized gain
       Class A..............................................        (2,633)
       Class B..............................................       (10,786)
                                                               -----------
                                                                   (13,419)
                                                               -----------
     TOTAL DISTRIBUTIONS....................................       (56,924)
                                                               -----------
     INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.    15,299,892
                                                               -----------
     TOTAL INCREASE IN NET ASSETS...........................    15,422,379

   NET ASSETS
     End of the period......................................   $15,422,379
                                                               ===========
   UNDISTRIBUTED NET INVESTMENT INCOME
     End of the period......................................   $         0
                                                               ===========

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                         MAY 2, 2005/(A)/
                                                              THROUGH
                                                         DECEMBER 31, 2005
                                                      ----------------------
                                                        SHARES        $
                                                      ---------  -----------
  CLASS A
    Sales............................................   470,206  $ 4,830,736
    Reinvestments....................................     1,211       12,582
    Redemptions......................................  (202,966)  (2,089,738)
                                                      ---------  -----------
    Net increase.....................................   268,451  $ 2,753,580
                                                      =========  ===========
  CLASS B
    Sales............................................ 1,347,495  $13,853,831
    Reinvestments....................................     4,276       44,342
    Redemptions......................................  (131,814)  (1,351,861)
                                                      ---------  -----------
    Net increase..................................... 1,219,957  $12,546,312
                                                      =========  ===========
    Increase derived from capital share transactions. 1,488,408  $15,299,892
                                                      =========  ===========

(a)COMMENCEMENT OF OPERATIONS.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-82

METROPOLITAN SERIES FUND, INC.

 METLIFE CONSERVATIVE ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS



                                                                                               CLASS A          CLASS B
                                                                                           ---------------  ---------------
                                                                                           MAY 2, 2005/(A)/ MAY 2, 2005/(A)/
                                                                                               THROUGH          THROUGH
                                                                                            DECEMBER 31,     DECEMBER 31,
                                                                                                2005             2005
                                                                                           ---------------  ---------------
NET ASSET VALUE, BEGINNING OF PERIOD......................................................     $10.00           $ 10.00
                                                                                               ------           -------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income....................................................................       0.03              0.03
 Net realized and unrealized gain of investments..........................................       0.38              0.37
                                                                                               ------           -------
 Total from investment operations.........................................................       0.41              0.40
                                                                                               ------           -------
LESS DISTRIBUTIONS
 Distributions from net investment income.................................................      (0.03)            (0.03)
 Distributions from net realized capital gains............................................      (0.01)            (0.01)
                                                                                               ------           -------
TOTAL DISTRIBUTIONS.......................................................................      (0.04)            (0.04)
                                                                                               ------           -------
NET ASSET VALUE, END OF PERIOD............................................................     $10.37           $ 10.36
                                                                                               ======           =======
TOTAL RETURN (%)..........................................................................        4.1 (b)           4.0 (b)
Ratio of operating expenses to average net assets (%).....................................       0.10 (c)          0.35 (c)
Ratio of operating expenses to average net assets without giving effect to the
 contractual expense agreement would have been (%)........................................       1.05 (c)          1.30 (c)
Ratio of net investment income to average net assets (%) (d)..............................       0.96 (c)          1.00 (c)
Portfolio turnover rate (%)...............................................................         32 (c)            32 (c)
Net assets, end of period (000)...........................................................     $2,785           $12,638

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIODS LESS THAN ONE YEAR ARE NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)RECOGNITION OF NET INVESTMENT INCOME BY THE FUND IS AFFECTED BY THE TIMING OF THE DECLARATION OF DIVIDENDS BY THE UNDERLYING FUNDS IN WHICH THE FUND INVESTS.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-83

METROPOLITAN SERIES FUND, INC.

 METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

MUTUAL FUNDS--100.0% OF TOTAL NET ASSETS

 SECURITY DESCRIPTION                                    SHARES      VALUE*
 -----------------------------------------------------------------------------

 INVESTMENT COMPANY--100.0%
 Met Investors Series Trust--Harris Oakmark
  International Portfolio, (Class A)...................   146,520 $  2,378,025
 Met Investors Series Trust--Lord Abbett Bond
  Debenture Portfolio, (Class A).......................   285,041    3,500,302
 Met Investors Series Trust--Lazard Mid Cap
  Portfolio, (Class A).................................    87,452    1,193,723
 Met Investors Series Trust--MET/AIM Small Cap
  Growth Portfolio, (Class A)..........................    43,572      595,194
 Met Investors Series Trust--Neuberger Berman Real
  Estate Portfolio, (Class A)..........................    42,956      607,825
 Met Investors Series Trust--PIMCO Total Return
  Portfolio, (Class A)................................. 1,105,133   12,819,544
 Met Investors Series Trust--T. Rowe Price Mid Cap
  Growth Portfolio, (Class A)..........................    71,308      605,409
 Metropolitan Series Fund, Inc.--BlackRock Bond
  Income Portfolio, (Class A)..........................    42,183    4,660,842
 Metropolitan Series Fund, Inc.--BlackRock Strategic
  Value Portfolio, (Class A)...........................    32,050      594,843
 Metropolitan Series Fund, Inc.--Davis Venure Value
  Portfolio, (Class A).................................    76,628    2,368,583
 Metropolitan Series Fund, Inc.--FI International Stock
  Portfolio, (Class A).................................   182,914    2,465,679
 Metropolitan Series Fund, Inc.--Harris Oakmark
  Large Cap Value Portfolio, (Class A).................   179,304    2,347,086
 Metropolitan Series Fund, Inc.--MetLife Stock Index
  Portfolio, (Class A).................................   124,609    4,137,019

   SECURITY DESCRIPTION                                  SHARES    VALUE*
   -------------------------------------------------------------------------

   INVESTMENT COMPANY--(CONTINUED)
   Metropolitan Series Fund, Inc.--Neuberger Berman
    Mid Cap Value Portfolio, (Class A)..................  86,048 $ 1,805,290
   Metropolitan Series Fund, Inc.--Russell 2000 Index
    Portfolio, (Class A)................................ 127,845   1,779,607
   Metropolitan Series Fund, Inc.--Salomon Brothers
    Strategic Bond Opportunities Portfolio, (Class A)... 688,745   8,760,841
   Metropolitan Series Fund, Inc.--Salomon Brothers U.S.
    Government Portfolio, (Class A)..................... 332,955   4,068,715
   Metropolitan Series Fund, Inc.--T. Rowe Price Large
    Cap Growth Portfolio, (Class A)..................... 306,783   4,150,777
                                                                 -----------
   Total Mutual Funds
    (Identified Cost $58,169,939).......................          58,839,304
                                                                 -----------
   Total Investments--100.0%
    (Identified Cost $58,169,939) (a)...................          58,839,304
   Other assets less liabilities........................               5,943
                                                                 -----------
   TOTAL NET ASSETS--100%...............................         $58,845,247
                                                                 ===========

(a) THE AGGREGATE COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES AS OF DECEMBER 31, 2005 WAS $58,169,964 AND THE COMPOSITION OF UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENT SECURITIES WAS $916,580 AND $(247,240), RESPECTIVELY.

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-84

METROPOLITAN SERIES FUND, INC.

 METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO

STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2005

        ASSETS
          Investments at value.....................          $58,839,304
          Receivable for:
           Fund shares sold........................              401,285
           Due from Adviser........................               32,234
                                                             -----------
            Total Assets...........................           59,272,823
        LIABILITIES
          Payable for:
           Fund shares redeemed.................... $111,473
           Securities purchased....................  289,813
          Accrued expenses:
           Service and distribution fees...........    9,023
           Other expenses..........................   17,267
                                                    --------
            Total Liabilities......................              427,576
                                                             -----------
        NET ASSETS.................................          $58,845,247
                                                             ===========
          Net assets consists of:
           Capital paid in.........................          $57,987,310
           Accumulated net realized gains..........              188,572
           Unrealized appreciation on investments..              669,365
                                                             -----------
        NET ASSETS.................................          $58,845,247
                                                             ===========
        Computation of offering price:
        CLASS A
        Net asset value and redemption price per
         share ($10,456,872 divided by
         986,271 shares outstanding)...............          $     10.60
                                                             ===========
        CLASS B
        Net asset value and redemption price per
         share ($48,388,375 divided by
         4,572,994 shares outstanding).............          $     10.58
                                                             ===========
        Identified cost of investments.............          $58,169,939
                                                             ===========

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
PERIOD MAY 2, 2005/(A)/ THROUGH DECEMBER 31, 2005

       INVESTMENT INCOME
         Dividends from underlying Portfolios.......           $  236,989
                                                               ----------
       EXPENSES
         Management fees............................ $ 15,111
         Service and distribution fees--Class B.....   30,125
         Directors' fees and expenses...............      309
         Custodian..................................   20,720
         Audit and tax services.....................   13,000
         Legal......................................   10,269
         Miscellaneous..............................    3,046
                                                     --------
         Total expenses.............................   92,580
         Expense reimbursements.....................  (47,344)     45,236
                                                     --------  ----------
       NET INVESTMENT INCOME........................              191,753
                                                               ----------
       REALIZED AND UNREALIZED GAIN
       Realized gain (loss) on:
         Investments--net...........................  (50,440)
         Capital gain distributions from underlying
          Portfolios................................  256,975     206,535
                                                     --------
       Unrealized appreciation on:
         Investments--net...........................              669,365
                                                               ----------
       Net gain.....................................              875,900
                                                               ----------
       NET INCREASE IN NET ASSETS FROM
        OPERATIONS..................................           $1,067,653
                                                               ==========

(a)Commencement of operations.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-85

METROPOLITAN SERIES FUND, INC.

 METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                             MAY 2, 2005/(A)/
                                                                 THROUGH
                                                              DECEMBER 31,
                                                                  2005
                                                             ---------------
   FROM OPERATIONS
     Net investment income..................................   $   191,753
     Net realized gain......................................       206,535
     Unrealized appreciation................................       669,365
                                                               -----------
     INCREASE IN NET ASSETS FROM OPERATIONS.................     1,067,653
                                                               -----------
     FROM DISTRIBUTIONS TO SHAREHOLDERS
      Net investment income
       Class A..............................................       (39,826)
       Class B..............................................      (158,869)
                                                               -----------
                                                                  (198,695)
                                                               -----------
      Net realized gain
       Class A..............................................        (1,943)
       Class B..............................................        (9,078)
                                                               -----------
                                                                   (11,021)
                                                               -----------
     TOTAL DISTRIBUTIONS....................................      (209,716)
                                                               -----------
     INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.    57,987,310
                                                               -----------
     TOTAL INCREASE IN NET ASSETS...........................    58,845,247

   NET ASSETS
     End of the period......................................   $58,845,247
                                                               ===========
   UNDISTRIBUTED NET INVESTMENT INCOME
     End of the period......................................   $         0
                                                               ===========

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                         MAY 2, 2005/(A)/
                                                              THROUGH
                                                         DECEMBER 31, 2005
                                                      ----------------------
                                                        SHARES        $
                                                      ---------  -----------
  CLASS A
    Sales............................................ 1,226,378  $12,763,078
    Reinvestments....................................     3,933       41,769
    Redemptions......................................  (244,040)  (2,544,902)
                                                      ---------  -----------
    Net increase.....................................   986,271  $10,259,945
                                                      =========  ===========
  CLASS B
    Sales............................................ 4,869,411  $50,819,795
    Reinvestments....................................    15,844      167,947
    Redemptions......................................  (312,261)  (3,260,377)
                                                      ---------  -----------
    Net increase..................................... 4,572,994  $47,727,365
                                                      =========  ===========
    Increase derived from capital share transactions. 5,559,265  $57,987,310
                                                      =========  ===========

(a)COMMENCEMENT OF OPERATIONS.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-86

METROPOLITAN SERIES FUND, INC.

 METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                                               CLASS A          CLASS B
                                                                                           ---------------  ---------------
                                                                                           MAY 2, 2005/(A)/ MAY 2, 2005/(A)/
                                                                                               THROUGH          THROUGH
                                                                                            DECEMBER 31,     DECEMBER 31,
                                                                                                2005             2005
                                                                                           ---------------  ---------------
NET ASSET VALUE, BEGINNING OF PERIOD......................................................     $ 10.00          $ 10.00
                                                                                               -------          -------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income....................................................................        0.04             0.03
 Net realized and unrealized gain of investments..........................................        0.60             0.59
                                                                                               -------          -------
 Total from Investment Operations.........................................................        0.64             0.62
                                                                                               -------          -------
LESS DISTRIBUTIONS
 Distributions from net investment income.................................................       (0.04)           (0.04)
                                                                                               -------          -------
 Total distributions......................................................................       (0.04)           (0.04)
                                                                                               -------          -------
NET ASSET VALUE, END OF PERIOD............................................................     $ 10.60          $ 10.58
                                                                                               =======          =======
TOTAL RETURN (%)..........................................................................         6.4 (b)          6.2 (b)
Ratio of operating expenses to average net assets (%).....................................        0.10 (c)         0.35 (c)
Ratio of operating expenses to average net assets without giving effect to the
 contractual expense agreement would have been (%)........................................        0.41 (c)         0.66 (c)
Ratio of net investment income to average net assets (%) (d)..............................        1.28 (c)         1.27 (c)
Portfolio turnover rate (%)...............................................................           3 (c)            3 (c)
Net assets, end of period (000)...........................................................     $10,457          $48,388

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIODS LESS THAN ONE YEAR ARE NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)RECOGNITION OF NET INVESTMENT INCOME BY THE FUND IS AFFECTED BY THE TIMING OF THE DECLARATION OF DIVIDENDS BY THE UNDERLYING FUNDS IN WHICH THE FUND INVESTS.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-87

METROPOLITAN SERIES FUND, INC.

 METLIFE MODERATE ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

MUTUAL FUNDS--100.1% OF TOTAL NET ASSETS



  SECURITY DESCRIPTION                                 SHARES      VALUE*
  ---------------------------------------------------------------------------

  INVESTMENT COMPANY--100.1%
  Met Investors Series Trust--Harris Oakmark
   International Portfolio, (Class A)................   530,555 $   8,610,915
  Met Investors Series Trust--Lord Abbett Bond
   Debenture Portfolio, (Class A)....................   393,372     4,830,608
  Met Investors Series Trust--Lazard Mid Cap
   Portfolio, (Class A)..............................   361,549     4,935,149
  Met Investors Series Trust--MET/AIM Small Cap
   Growth Portfolio, (Class A).......................   179,984     2,458,583
  Met Investors Series Trust--Neuberger Berman Real
   Estate Portfolio, (Class A).......................    88,779     1,256,230
  Met Investors Series Trust--PIMCO Total Return
   Portfolio, (Class A).............................. 1,871,840    21,713,344
  Met Investors Series Trust--T. Rowe Price Mid Cap
   Growth Portfolio, (Class A).......................   294,519     2,500,464
  Metropolitan Series Fund, Inc.--BlackRock Strategic
   Value Portfolio, (Class A)........................   132,421     2,457,727
  Metropolitan Series Fund, Inc.--Davis Venure Value
   Portfolio, (Class A)..............................   198,035     6,121,263
  Metropolitan Series Fund, Inc.--FI International
   Stock Portfolio, (Class A)........................   567,083     7,644,277
  Metropolitan Series Fund, Inc.--Harris Oakmark
   Large Cap Value Portfolio, (Class A)..............   463,331     6,064,997
  Metropolitan Series Fund, Inc.--MetLife Stock Index
   Portfolio, (Class A)..............................   404,671    13,435,079

  SECURITY DESCRIPTION                                 SHARES      VALUE*
  ---------------------------------------------------------------------------

  INVESTMENT COMPANY--(CONTINUED)
  Metropolitan Series Fund, Inc.--Neuberger Berman
   Mid Cap Value Portfolio, (Class A)................   237,023 $  4,972,740
  Metropolitan Series Fund, Inc.--Russell 2000 Index
   Portfolio, (Class A)..............................   264,099    3,676,257
  Metropolitan Series Fund, Inc.--Salomon Brothers
   Strategic Bond Opportunities Portfolio,
   (Class A)......................................... 1,140,521   14,507,429
  Metropolitan Series Fund, Inc.--Salomon Brothers
   U.S. Government Portfolio, (Class A)..............   295,430    3,610,153
  Metropolitan Series Fund, Inc.--T. Rowe Price Large
   Cap Growth Portfolio, (Class A)...................   996,092   13,477,124
                                                                ------------
  Total Mutual Funds
   (Identified Cost $120,439,066)....................            122,272,339
                                                                ------------
  Total Investments--100.1%
   (Identified Cost $120,439,066) (a)................            122,272,339
  Liabilities in excess of other assets..............                 (9,736)
                                                                ------------
  TOTAL NET ASSETS--100%.............................           $122,262,603
                                                                ============

(a) THE AGGREGATE COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES AS OF DECEMBER 31, 2005 WAS $120,439,066 AND THE COMPOSITION OF UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENT SECURITIES WAS $2,414,206 AND $(580,933), RESPECTIVELY.

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-88

METROPOLITAN SERIES FUND, INC.

 METLIFE MODERATE ALLOCATION PORTFOLIO



STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2005

       ASSETS
         Investments at value.....................          $122,272,339
         Receivable for:
          Fund shares sold........................             1,132,982
          Due from Adviser........................                26,139
                                                            ------------
           Total Assets...........................           123,431,460
       LIABILITIES
         Payable for:
          Fund shares redeemed.................... $174,149
          Securities purchased....................  958,832
         Accrued expenses:
          Service and distribution fees...........   18,538
          Other expenses..........................   17,338
                                                   --------
           Total Liabilities......................             1,168,857
                                                            ------------
       NET ASSETS.................................          $122,262,603
                                                            ============
         Net assets consists of:
          Capital paid in.........................          $119,869,216
          Accumulated net realized gains..........               560,114
          Unrealized appreciation on investments..             1,833,273
                                                            ------------
       NET ASSETS.................................          $122,262,603
                                                            ============
       Computation of offering price:
       CLASS A
       Net asset value and redemption price per
        share ($21,244,802 divided by
        1,962,837 shares outstanding).............          $      10.82
                                                            ============
       CLASS B
       Net asset value and redemption price per
        share ($101,017,801 divided by
        9,343,063 shares outstanding).............          $      10.81
                                                            ============
       Identified cost of investments.............          $120,439,066
                                                            ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
PERIOD MAY 2, 2005/(A)/ THROUGH DECEMBER 31, 2005

      INVESTMENT INCOME
        Dividends from underlying Portfolios.......            $  521,074
                                                               ----------
      EXPENSES
        Management fees............................ $  29,279
        Service and distribution fees--Class B.....    59,449
        Directors' fees and expenses...............       309
        Custodian..................................    20,752
        Audit and tax services.....................    13,000
        Legal......................................    18,311
        Miscellaneous..............................     3,047
                                                    ---------
        Total expenses.............................   144,147
        Expense reimbursements.....................   (55,419)     88,728
                                                    ---------  ----------
      NET INVESTMENT INCOME........................               432,346
                                                               ----------
      REALIZED AND UNREALIZED GAIN
      Realized gain (loss) on:
        Investments--net...........................  (253,196)
        Capital gain distributions from underlying
         Portfolios................................   834,367     581,171
                                                    ---------
      Unrealized appreciation on:
        Investments--net...........................             1,833,273
                                                               ----------
      Net gain.....................................             2,414,444
                                                               ----------
      NET INCREASE IN NET ASSETS
       FROM OPERATIONS.............................            $2,846,790
                                                               ==========

(a)COMMENCEMENT OF OPERATIONS.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-89

METROPOLITAN SERIES FUND, INC.

 METLIFE MODERATE ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                             MAY 2, 2005/(A)/
                                                                 THROUGH
                                                              DECEMBER 31,
                                                                  2005
   -                                                         ---------------
   FROM OPERATIONS
     Net investment income..................................  $    432,346
     Net realized gain......................................       581,171
     Unrealized appreciation................................     1,833,273
                                                              ------------
     INCREASE IN NET ASSETS FROM OPERATIONS.................     2,846,790
                                                              ------------
     FROM DISTRIBUTIONS TO SHAREHOLDERS
      Net investment income
       Class A..............................................       (86,505)
       Class B..............................................      (355,851)
                                                              ------------
                                                                  (442,356)
                                                              ------------
      Net realized gain
       Class A..............................................        (1,922)
       Class B..............................................        (9,125)
                                                              ------------
                                                                   (11,047)
                                                              ------------
     TOTAL DISTRIBUTIONS....................................      (453,403)
                                                              ------------
     INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   119,869,216
                                                              ------------
     TOTAL INCREASE IN NET ASSETS...........................   122,262,603

   NET ASSETS
     End of the period......................................  $122,262,603
                                                              ============
   UNDISTRIBUTED NET INVESTMENT INCOME
     End of the period......................................  $          0
                                                              ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                         MAY 2, 2005/(A)/
                                                              THROUGH
                                                         DECEMBER 31, 2005
                                                     ------------------------
                                                       SHARES          $
                                                     ----------  ------------
 CLASS A
   Sales............................................  2,135,800  $ 22,592,320
   Reinvestments....................................      8,150        88,427
   Redemptions......................................   (181,113)   (1,924,299)
                                                     ----------  ------------
   Net increase.....................................  1,962,837  $ 20,756,448
                                                     ==========  ============
 CLASS B
   Sales............................................  9,868,295  $104,696,467
   Reinvestments....................................     33,669       364,976
   Redemptions......................................   (558,901)   (5,948,675)
                                                     ----------  ------------
   Net increase.....................................  9,343,063  $ 99,112,768
                                                     ==========  ============
   Increase derived from capital share transactions. 11,305,900  $119,869,216
                                                     ==========  ============

(a)COMMENCEMENT OF OPERATIONS.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-90

METROPOLITAN SERIES FUND, INC.

 METLIFE MODERATE ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                                               CLASS A          CLASS B
                                                                                           ---------------  ---------------
                                                                                           MAY 2, 2005/(A)/ MAY 2, 2005/(A)/
                                                                                               THROUGH          THROUGH
                                                                                            DECEMBER 31,     DECEMBER 31,
                                                                                                2005             2005
                                                                                           ---------------  ---------------
NET ASSET VALUE, BEGINNING OF PERIOD......................................................     $ 10.00         $  10.00
                                                                                               -------         --------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income....................................................................        0.04             0.04
 Net realized and unrealized gain of investments..........................................        0.83             0.81
                                                                                               -------         --------
 Total from investment operations.........................................................        0.87             0.85
                                                                                               -------         --------
LESS DISTRIBUTIONS
 Distributions from net investment income.................................................       (0.05)           (0.04)
                                                                                               -------         --------
 Total distributions......................................................................       (0.05)           (0.04)
                                                                                               -------         --------
NET ASSET VALUE, END OF PERIOD............................................................     $ 10.82         $  10.81
                                                                                               =======         ========
TOTAL RETURN (%)..........................................................................         8.7 (b)          8.5 (b)
Ratio of operating expenses to average net assets (%).....................................        0.10 (c)         0.35 (c)
Ratio of operating expenses to average net assets without giving effect to the
 contractual expense agreement would have been (%)........................................        0.29 (c)         0.54 (c)
Ratio of net investment income to average net assets (%)(d)...............................        1.57 (c)         1.45 (c)
Portfolio turnover rate (%)...............................................................           1 (c)            1 (c)
Net assets, end of period (000)...........................................................     $21,245         $101,018

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIODS LESS THAN ONE YEAR ARE NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)RECOGNITION OF NET INVESTMENT INCOME BY THE FUND IS AFFECTED BY THE TIMING OF THE DECLARATION OF DIVIDENDS BY THE UNDERLYING FUNDS IN WHICH THE FUND INVESTS.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-91

METROPOLITAN SERIES FUND, INC.

 METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--100.0% OF TOTAL NET ASSETS


  SECURITY DESCRIPTION                                   SHARES     VALUE*
  ---------------------------------------------------------------------------

  MUTUAL FUNDS--100.0%
  Met Investors Series Trust--Harris Oakmark
   International Portfolio, (Class A)................... 490,045 $  7,953,426
  Met Investors Series Trust--Lord Abbett Bond Debenture
   Portfolio, (Class A)................................. 141,355    1,735,837
  Met Investors Series Trust--Lazard Mid Cap
   Portfolio, (Class A)................................. 324,742    4,432,734
  Met Investors Series Trust--MET/AIM Small Cap
   Growth Portfolio, (Class A).......................... 194,080    2,651,132
  Met Investors Series Trust--Neuberger Berman Real
   Estate Portfolio, (Class A).......................... 127,637    1,806,063
  Met Investors Series Trust--PIMCO Total Return
   Portfolio, (Class A)................................. 672,737    7,803,753
  Met Investors Series Trust--T. Rowe Price Mid Cap
   Growth Portfolio, (Class A).......................... 317,630    2,696,680
  Metropolitan Series Fund, Inc.--BlackRock Strategic
   Value Portfolio, (Class A)........................... 142,797    2,650,311
  Metropolitan Series Fund, Inc.--Davis Venure Value
   Portfolio, (Class A)................................. 170,809    5,279,697
  Metropolitan Series Fund, Inc.--FI International Stock
   Portfolio, (Class A)................................. 543,465    7,325,904
  Metropolitan Series Fund, Inc.--Harris Oakmark Large
   Cap Value Portfolio, (Class A)....................... 466,287    6,103,695
  Metropolitan Series Fund, Inc.--MetLife Stock Index
   Portfolio, (Class A)................................. 396,685   13,169,936
  Metropolitan Series Fund, Inc.--Neuberger Berman
   Mid Cap Value Portfolio, (Class A)................... 255,465    5,359,664

    SECURITY DESCRIPTION                                SHARES     VALUE*
    ------------------------------------------------------------------------

    MUTUAL FUNDS--(CONTINUED)
    Metropolitan Series Fund, Inc.--Russell 2000 Index
     Portfolio, (Class A).............................. 189,825 $ 2,642,368
    Metropolitan Series Fund, Inc.--Salomon Brothers
     Strategic Bond Opportunities Portfolio, (Class A). 341,596   4,345,097
    Metropolitan Series Fund, Inc.--T. Rowe Price Large
     Cap Growth Portfolio, (Class A)................... 911,362  12,330,734
                                                                -----------
    Total Common Stock
     (Identified Cost $86,504,375).....................          88,287,031
                                                                -----------
    Total Investments--100.0%
     (Identified Cost $86,504,375) (a).................          88,287,031
    Liabilities in excess of other assets..............                (636)
                                                                -----------
    TOTAL NET ASSETS--100%.............................         $88,286,395
                                                                ===========

(a) THE AGGREGATE COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES AS OF DECEMBER 31, 2005 WAS $86,504,757 AND THE COMPOSITION OF UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENT SECURITIES WAS $2,220,705 AND $(438,431), RESPECTIVELY.

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-92

METROPOLITAN SERIES FUND, INC.

 METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2005

        ASSETS
          Investments at value.....................          $88,287,031
          Receivable for:
           Fund shares sold........................              333,510
           Due from Adviser........................               30,554
                                                             -----------
            Total Assets...........................           88,651,095
        LIABILITIES
          Payable for:
           Fund shares redeemed.................... $226,546
           Securities purchased....................  106,964
          Accrued expenses:
           Service and distribution fees...........   13,888
           Other expenses..........................   17,302
                                                    --------
            Total Liabilities......................              364,700
                                                             -----------
        NET ASSETS.................................          $88,286,395
                                                             ===========
          Net assets consists of:
           Capital paid in.........................          $86,032,997
           Accumulated net realized gains..........              470,742
           Unrealized appreciation on investments..            1,782,656
                                                             -----------
        NET ASSETS.................................          $88,286,395
                                                             ===========
        Computation of offering price:
        CLASS A
        Net asset value and redemption price per
         share ($13,387,732 divided by
         1,211,359 shares outstanding).............          $     11.05
                                                             ===========
        CLASS B
        Net asset value and redemption price per
         share ($74,898,663 divided by
         6,782,551 shares outstanding).............          $     11.04
                                                             ===========
        Identified cost of investments.............          $86,504,375
                                                             ===========

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
PERIOD MAY 2, 2005/(A)/ THROUGH DECEMBER 31, 2005

      INVESTMENT INCOME
        Dividends from underlying Portfolios.......            $  357,641
                                                               ----------
      EXPENSES
        Management fees............................ $  21,846
        Service and distribution fees--Class B.....    45,099
        Directors' fees and expenses...............       309
        Custodian..................................    20,757
        Audit and tax services.....................    13,000
        Legal......................................    15,287
        Miscellaneous..............................     3,047
                                                    ---------
        Total expenses.............................   119,345
        Expense reimbursements.....................   (52,400)     66,945
                                                    ---------  ----------
      NET INVESTMENT INCOME........................               290,696
                                                               ----------
      REALIZED AND UNREALIZED GAIN
      Realized gain (loss) on:
        Investments--net...........................  (225,850)
        Capital gain distributions from underlying
         Portfolios................................   713,072     487,222
                                                    ---------
      Unrealized appreciation on:
        Investments--net...........................             1,782,656
                                                               ----------
      Net gain.....................................             2,269,878
                                                               ----------
      NET INCREASE IN NET ASSETS FROM
       OPERATIONS..................................            $2,560,574
                                                               ==========

(a)COMMENCEMENT OF OPERATIONS.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-93

METROPOLITAN SERIES FUND, INC.

 METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                             MAY 2, 2005/(A)/
                                                                 THROUGH
                                                              DECEMBER 31,
                                                                  2005
                                                             ---------------
   FROM OPERATIONS
     Net investment income..................................   $   290,696
     Net realized gain......................................       487,222
     Unrealized appreciation................................     1,782,656
                                                               -----------
     INCREASE IN NET ASSETS FROM OPERATIONS.................     2,560,574
                                                               -----------
     FROM DISTRIBUTIONS TO SHAREHOLDERS
      Net investment income
       Class A..............................................       (51,614)
       Class B..............................................      (247,668)
                                                               -----------
                                                                  (299,282)
                                                               -----------
      Net realized gain
       Class A..............................................        (1,200)
       Class B..............................................        (6,694)
                                                               -----------
                                                                    (7,894)
                                                               -----------
     TOTAL DISTRIBUTIONS....................................      (307,176)
                                                               -----------
     INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.    86,032,997
                                                               -----------
     TOTAL INCREASE IN NET ASSETS...........................    88,286,395

   NET ASSETS
     End of the period......................................   $88,286,395
                                                               ===========

   UNDISTRIBUTED NET INVESTMENT INCOME
     End of the period......................................   $         0
                                                               ===========

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                         MAY 2, 2005/(A)/
                                                              THROUGH
                                                         DECEMBER 31, 2005
                                                      ----------------------
                                                        SHARES        $
                                                      ---------  -----------
  CLASS A
    Sales............................................ 1,320,122  $14,177,411
    Reinvestments....................................     4,762       52,814
    Redemptions......................................  (113,525)  (1,229,144)
                                                      ---------  -----------
    Net increase..................................... 1,211,359  $13,001,081
                                                      =========  ===========
  CLASS B
    Sales............................................ 7,101,186  $76,457,396
    Reinvestments....................................    22,957      254,362
    Redemptions......................................  (341,592)  (3,679,842)
                                                      ---------  -----------
    Net increase..................................... 6,782,551  $73,031,916
                                                      =========  ===========
    Increase derived from capital share transactions. 7,993,910  $86,032,997
                                                      =========  ===========

(a)COMMENCEMENT OF OPERATIONS.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-94

METROPOLITAN SERIES FUND, INC.

 METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                                               CLASS A         CLASS B
                                                                                           --------------- ---------------
                                                                                           MAY 2, 2005/(A) MAY 2, 2005/(A)
                                                                                              /THROUGH        /THROUGH
                                                                                            DECEMBER 31,    DECEMBER 31,
                                                                                                2005            2005
                                                                                           --------------- ---------------
NET ASSET VALUE, BEGINNING OF PERIOD......................................................     $ 10.00         $ 10.00
                                                                                               -------         -------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income....................................................................        0.04            0.04
 Net realized and unrealized gain of investments..........................................        1.05            1.05
                                                                                               -------         -------
 Total from investment operations.........................................................        1.09            1.08
                                                                                               -------         -------
LESS DISTRIBUTIONS
 Distributions from net investment income.................................................       (0.04)          (0.04)
                                                                                               -------         -------
 Total distributions......................................................................       (0.04)          (0.04)
                                                                                               -------         -------
NET ASSET VALUE, END OF PERIOD............................................................     $ 11.05         $ 11.04
                                                                                               =======         =======
TOTAL RETURN (%)..........................................................................        10.9 (b)        10.8 (b)
Ratio of operating expenses to average net assets (%).....................................        0.10 (c)        0.35 (c)
Ratio of operating expenses to average net assets without giving effect to the
 contractual expense agreement would have been (%)........................................        0.34 (c)        0.59 (c)
Ratio of net investment income to average net assets (%) (d)..............................        1.34 (c)        1.33 (c)
Portfolio turnover rate (%)...............................................................           2 (c)           2 (c)
Net assets, end of period (000)...........................................................     $13,388         $74,899

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIODS LESS THAN ONE YEAR ARE NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)RECOGNITION OF NET INVESTMENT INCOME BY THE FUND IS AFFECTED BY THE TIMING OF THE DECLARATION OF DIVIDENDS BY THE UNDERLYING FUNDS IN WHICH THE FUND INVESTS.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-95

METROPOLITAN SERIES FUND, INC.

 METLIFE AGGRESSIVE ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

MUTUAL FUNDS--99.8% OF TOTAL NET ASSETS


  SECURITY DESCRIPTION                                     SHARES    VALUE*
  ----------------------------------------------------------------------------

  INVESTMENT COMPANY--99.8%
  Met Investors Series Trust--Harris Oakmark International
   Portfolio, (Class A)................................... 62,937 $  1,021,462
  Met Investors Series Trust--Lazard Mid Cap
   Portfolio, (Class A)................................... 44,999      614,242
  Met Investors Series Trust--MET/AIM Small Cap Growth
   Portfolio, (Class A)................................... 22,402      306,013
  Met Investors Series Trust--Neuberger Berman Real
   Estate Portfolio, (Class A)............................ 14,743      208,613
  Met Investors Series Trust--T. Rowe Price Mid Cap
   Growth Portfolio, (Class A)............................ 36,694      311,531
  Metropolitan Series Fund, Inc.--BlackRock Strategic
   Value Portfolio, (Class A)............................. 16,489      306,039
  Metropolitan Series Fund, Inc.--Davis Venure Value
   Portfolio, (Class A)................................... 26,310      813,231
  Metropolitan Series Fund, Inc.--FI International Stock
   Portfolio, (Class A)................................... 78,583    1,059,294
  Metropolitan Series Fund, Inc.--Harris Oakmark Large
   Cap Value Portfolio, (Class A)......................... 61,556      805,762
  Metropolitan Series Fund, Inc.--MetLife Stock Index
   Portfolio, (Class A)................................... 51,934    1,724,217

    SECURITY DESCRIPTION                                SHARES    VALUE*
    -----------------------------------------------------------------------

    INVESTMENT COMPANY--(CONTINUED)
    Metropolitan Series Fund, Inc.--Neuberger Berman
     Mid Cap Value Portfolio, (Class A)................  39,328 $   825,110
    Metropolitan Series Fund, Inc.--Russell 2000 Index
     Portfolio, (Class A)..............................  36,512     508,242
    Metropolitan Series Fund, Inc.--T. Rowe Price Large
     Cap Growth Portfolio, (Class A)................... 127,794   1,729,057
                                                                -----------
    Total Mutual Funds
     (Identified Cost $10,009,193).....................          10,232,813
                                                                -----------
    Total Investments--99.8%
     (Identified Cost $10,009,193) (a).................          10,232,813
    Other assets less liabilities......................              17,626
                                                                -----------
    TOTAL NET ASSETS--100%.............................         $10,250,439
                                                                ===========

(a) THE AGGREGATE COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES AS OF DECEMBER 31, 2005 WAS $10,012,666 AND THE COMPOSITION OF UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENT SECURITIES WAS $271,933 AND $(51,786), RESPECTIVELY.

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-96

METROPOLITAN SERIES FUND, INC.

 METLIFE AGGRESSIVE ALLOCATION PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2005

        ASSETS
          Investments at value.....................         $10,232,813
          Receivable for:
           Fund shares sold........................             107,232
           Due from Adviser........................              36,184
                                                            -----------
            Total Assets...........................          10,376,229
        LIABILITIES
          Payable for:
           Fund shares redeemed.................... $58,314
           Securities purchased....................  48,918
          Accrued expenses:
           Service and distribution fees...........   1,402
           Other expenses..........................  17,156
                                                    -------
            Total Liabilities......................             125,790
                                                            -----------
        NET ASSETS.................................         $10,250,439
                                                            ===========
          Net assets consists of:
           Capital paid in.........................         $ 9,960,568
           Accumulated net realized gains..........              66,251
           Unrealized appreciation on investments..             223,620
                                                            -----------
        NET ASSETS.................................         $10,250,439
                                                            ===========
        Computation of offering price:
        CLASS A
        Net asset value and redemption price per
         share ($2,866,603 divided by
         255,833 shares outstanding)...............         $     11.21
                                                            ===========
        CLASS B
        Net asset value and redemption price per
         share ($7,383,836 divided by
         660,040 shares outstanding)...............         $     11.19
                                                            ===========
        Identified cost of investments.............         $10,009,193
                                                            ===========

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
PERIOD MAY 2, 2005/(A)/ THROUGH DECEMBER 31, 2005

        INVESTMENT INCOME
          Dividends from underlying Portfolios.......           $ 38,135
                                                                --------
        EXPENSES
          Management fees............................ $  2,325
          Service and distribution fees--Class B.....    4,145
          Directors' fees and expenses...............      309
          Custodian..................................   20,722
          Audit and tax services.....................   13,000
          Legal......................................    1,471
          Miscellaneous..............................    3,006
                                                      --------
          Total expenses.............................   44,978
          Expense reimbursements.....................  (38,508)    6,470
                                                      --------  --------
        NET INVESTMENT INCOME........................             31,665
                                                                --------
        REALIZED AND UNREALIZED GAIN
        Realized gain on:
          Investments--net...........................    6,564
          Capital gain distributions from underlying
           Portfolios................................   88,951    95,515
                                                      --------
        Unrealized appreciation on:
          Investments--net...........................            223,620
                                                                --------
        Net gain.....................................            319,135
                                                                --------
        NET INCREASE IN NET ASSETS FROM OPERATIONS...           $350,800
                                                                ========

(a)COMMENCEMENT OF OPERATIONS.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-97

METROPOLITAN SERIES FUND, INC.

 METLIFE AGGRESSIVE ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                             MAY 2, 2005/(A)/
                                                                 THROUGH
                                                              DECEMBER 31,
                                                                  2005
                                                             ---------------
   FROM OPERATIONS
     Net investment income..................................   $    31,665
     Net realized gain......................................        95,515
     Unrealized appreciation................................       223,620
                                                               -----------
     INCREASE IN NET ASSETS FROM OPERATIONS.................       350,800
                                                               -----------
     FROM DISTRIBUTIONS TO SHAREHOLDERS
      Net investment income
       Class A..............................................       (10,536)
       Class B..............................................       (22,499)
                                                               -----------
                                                                   (33,035)
                                                               -----------
      Net realized gain
       Class A..............................................        (7,966)
       Class B..............................................       (19,928)
                                                               -----------
                                                                   (27,894)
                                                               -----------
     TOTAL DISTRIBUTIONS....................................       (60,929)
                                                               -----------
     INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.     9,960,568
                                                               -----------
     TOTAL INCREASE IN NET ASSETS...........................    10,250,439

   NET ASSETS
     End of the period......................................   $10,250,439
                                                               ===========
   UNDISTRIBUTED NET INVESTMENT INCOME
     End of the period......................................   $         0
                                                               ===========

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                        MAY 2, 2005/(A)/
                                                            THROUGH
                                                       DECEMBER 31, 2005
                                                     ---------------------
                                                      SHARES        $
                                                     --------  -----------
    CLASS A
    Sales...........................................  331,583  $ 3,587,263
    Reinvestments...................................    1,645       18,502
    Redemptions.....................................  (77,395)    (845,021)
                                                     --------  -----------
    Net increase....................................  255,833  $ 2,760,744
                                                     ========  ===========
    CLASS B
    Sales...........................................  843,456  $ 9,182,446
    Reinvestments...................................    3,778       42,427
    Redemptions..................................... (187,194)  (2,025,049)
                                                     --------  -----------
    Net increase....................................  660,040  $ 7,199,824
                                                     ========  ===========
    Increase derived from capital share transactions  915,873  $ 9,960,568
                                                     ========  ===========

(a)COMMENCEMENT OF OPERATIONS.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-98

METROPOLITAN SERIES FUND, INC.

 METLIFE AGGRESSIVE ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS



                                                                                               CLASS A          CLASS B
                                                                                           ---------------  ---------------
                                                                                           MAY 2, 2005/(A)/ MAY 2, 2005/(A)/
                                                                                               THROUGH          THROUGH
                                                                                            DECEMBER 31,     DECEMBER 31,
                                                                                                2005             2005
                                                                                           ---------------  ---------------
NET ASSET VALUE, BEGINNING OF PERIOD......................................................     $10.00           $10.00
                                                                                               ------           ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income....................................................................       0.04             0.03
 Net realized and unrealized gain of investments..........................................       1.24             1.23
                                                                                               ------           ------
 Total from investment operations.........................................................       1.28             1.26
                                                                                               ------           ------
LESS DISTRIBUTIONS
 Distributions from net investment income.................................................      (0.04)           (0.04)
 Distributions from net realized capital gains............................................      (0.03)           (0.03)
                                                                                               ------           ------
 Total distributions......................................................................      (0.07)           (0.07)
                                                                                               ------           ------
NET ASSET VALUE, END OF PERIOD............................................................     $11.21           $11.19
                                                                                               ======           ======
TOTAL RETURN (%)..........................................................................       12.7 (b)         12.6 (b)
Ratio of operating expenses to average net assets (%).....................................       0.10 (c)         0.35 (c)
Ratio of operating expenses to average net assets without giving effect to the
 contractual expense agreement would have been (%)........................................       1.76 (c)         2.01 (c)
Ratio of net investment income to average net assets (%) (d)..............................       1.53 (c)         1.29 (c)
Portfolio turnover rate (%)...............................................................         57 (c)           57 (c)
Net assets, end of period (000)...........................................................     $2,867           $7,384

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIODS LESS THAN ONE YEAR ARE NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)RECOGNITION OF NET INVESTMENT INCOME BY THE FUND IS AFFECTED BY THE TIMING OF THE DECLARATION OF DIVIDENDS BY THE UNDERLYING FUNDS IN WHICH THE FUND INVESTS.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-99

METROPOLITAN SERIES FUND, INC.

 BLACKROCK INVESTMENT TRUST PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--99.7% OF TOTAL NET ASSETS


         SECURITY DESCRIPTION                  SHARES       VALUE*
         --------------------------------------------------------------

         AEROSPACE & DEFENSE--2.6%
         General Dynamics Corp...............   166,500 $    18,989,325
         L-3 Communications Holdings, Inc....   210,600      15,658,110
         Raytheon Co.........................   305,600      12,269,840
                                                        ---------------
                                                             46,917,275
                                                        ---------------

         AIR FREIGHT & LOGISTICS--1.3%
         CNF, Inc............................   246,200      13,760,118
         Ryder System, Inc...................   232,300       9,528,946
                                                        ---------------
                                                             23,289,064
                                                        ---------------

         AUTOMOBILES--0.6%
         Harley-Davidson, Inc................   220,600      11,358,694
                                                        ---------------

         BEVERAGES--1.7%
         Coca-Cola Enterprises, Inc. (a).....        10             192
         PepsiCo, Inc........................   345,300      20,400,324
         The Pepsi Bottling Group, Inc.......   365,600      10,459,816
                                                        ---------------
                                                             30,860,332
                                                        ---------------

         BIOTECHNOLOGY--1.5%
         Amgen, Inc. (b).....................   207,400      16,355,564
         Invitrogen Corp. (b)................   163,100      10,868,984
                                                        ---------------
                                                             27,224,548
                                                        ---------------

         CAPITAL MARKETS--3.0%
         Ameriprise Financial, Inc...........    79,200       3,247,200
         Lehman Brothers Holdings, Inc.......   176,100      22,570,737
         State Street Corp...................   256,200      14,203,728
         The Bear Stearns Co., Inc. (a)......   121,400      14,025,342
                                                        ---------------
                                                             54,047,007
                                                        ---------------

         CHEMICALS--1.6%
         Lyondell Chemical Co................   236,280       5,628,190
         The Dow Chemical Co.................   260,400      11,410,728
         The Lubrizol Corp...................   257,000      11,161,510
                                                        ---------------
                                                             28,200,428
                                                        ---------------

         COMMERCIAL BANKS--7.8%
         Bank of America Corp................ 1,007,300      46,486,895
         BB&T Corp...........................   356,500      14,940,915
         Comerica, Inc.......................   228,500      12,969,660
         KeyCorp.............................   433,700      14,281,741
         U.S. Bancorp........................   703,900      21,039,571
         Wachovia Corp.......................   573,500      30,315,210
                                                        ---------------
                                                            140,033,992
                                                        ---------------

         COMMERCIAL SERVICES & SUPPLIES--1.3%
         Cendant Corp........................   647,600      11,171,100
         Checkfree Corp. (b).................   255,800      11,741,220
                                                        ---------------
                                                             22,912,320
                                                        ---------------

         SECURITY DESCRIPTION                  SHARES      VALUE*
         -------------------------------------------------------------

         COMMUNICATIONS EQUIPMENT--2.6%
         Cisco Systems, Inc. (b).............. 889,700 $    15,231,664
         Emulex Corp. (b)..................... 443,800       8,782,802
         Motorola, Inc........................ 994,400      22,463,496
                                                       ---------------
                                                            46,477,962
                                                       ---------------

         COMPUTERS & PERIPHERALS--2.9%
         Hewlett-Packard Co................... 655,500      18,766,965
         International Business Machines Corp. 410,900      33,775,980
                                                       ---------------
                                                            52,542,945
                                                       ---------------

         CONSUMER FINANCE--1.1%
         American Express Co.................. 396,000      20,378,160
                                                       ---------------

         DIVERSIFIED FINANCIAL SERVICES--2.5%
         CIT Group, Inc....................... 310,400      16,072,512
         Citigroup, Inc....................... 379,200      18,402,576
         Federated Investors, Inc. (Class B).. 273,000      10,111,920
                                                       ---------------
                                                            44,587,008
                                                       ---------------

         DIVERSIFIED TELECOMMUNICATION SERVICES--2.3%
         AT&T, Inc............................ 925,800      22,672,842
         Verizon Communications, Inc.......... 608,428      18,325,851
                                                       ---------------
                                                            40,998,693
                                                       ---------------

         ELECTRIC UTILITIES--2.9%
         FirstEnergy Corp..................... 248,400      12,169,116
         PG&E Corp............................ 512,600      19,027,712
         PPL Corp............................. 689,700      20,277,180
                                                       ---------------
                                                            51,474,008
                                                       ---------------

         ELECTRONIC EQUIPMENT & INSTRUMENTS--0.5%
         Technologies Data Corp. (b).......... 226,600       8,991,488
                                                       ---------------

         ENERGY EQUIPMENT & SERVICES--1.6%
         Nabors Industries, Ltd. (b).......... 137,800      10,438,350
         Patterson-UTI Energy, Inc............ 548,600      18,076,370
                                                       ---------------
                                                            28,514,720
                                                       ---------------

         FOOD & STAPLES RETAILING--0.8%
         The Kroger Co. (b)................... 436,300       8,237,344
         Wal-Mart Stores, Inc................. 144,700       6,771,960
                                                       ---------------
                                                            15,009,304
                                                       ---------------

         FOOD PRODUCTS--1.3%
         Archer-Daniels-Midland Co............ 458,300      11,301,678
         General Mills, Inc................... 246,700      12,167,244
                                                       ---------------
                                                            23,468,922
                                                       ---------------

         HEALTH CARE EQUIPMENT & SUPPLIES--1.3%
         Bausch & Lomb, Inc................... 161,000      10,931,900
         Becton, Dickinson & Co............... 203,600      12,232,288
                                                       ---------------
                                                            23,164,188
                                                       ---------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-100

METROPOLITAN SERIES FUND, INC.

 BLACKROCK INVESTMENT TRUST PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


     SECURITY DESCRIPTION                         SHARES       VALUE*
     ---------------------------------------------------------------------

     HEALTH CARE PROVIDERS & SERVICES--3.2%
     Aetna, Inc.................................   182,500 $    17,211,575
     Coventry Health Care, Inc. (b).............   296,143      16,868,305
     HCA, Inc...................................   229,600      11,594,800
     McKesson Corp..............................   211,800      10,926,762
                                                           ---------------
                                                                56,601,442
                                                           ---------------

     HOTELS, RESTAURANTS & LEISURE--0.8%
     McDonald's Corp............................   435,700      14,691,804
                                                           ---------------

     HOUSEHOLD DURABLES--3.1%
     Fortune Brands, Inc........................   178,100      13,895,362
     Newell Rubbermaid, Inc. (a)................   364,300       8,663,054
     Pulte Homes, Inc...........................   280,600      11,044,416
     The Black & Decker Corp....................   107,200       9,322,112
     The Stanley Works..........................   280,300      13,465,612
                                                           ---------------
                                                                56,390,556
                                                           ---------------

     HOUSEHOLD PRODUCTS--1.4%
     The Procter & Gamble Co....................   431,050      24,949,174
                                                           ---------------

     INDUSTRIAL CONGLOMERATES--5.6%
     General Electric Co........................ 2,231,300      78,207,065
     Textron, Inc...............................   115,100       8,860,398
     Tyco International, Ltd....................   432,000      12,467,520
                                                           ---------------
                                                                99,534,983
                                                           ---------------

     INSURANCE--5.2%
     American International Group, Inc..........   332,700      22,700,121
     Genworth Financial, Inc. (Class A).........   319,000      11,031,020
     Prudential Financial, Inc..................   179,400      13,130,286
     The Allstate Corp..........................   183,100       9,900,217
     The Chubb Corp.............................   139,300      13,602,645
     The Hartford Financial Services Group, Inc.   133,700      11,483,493
     W.R. Berkley Corp..........................   227,400      10,828,788
                                                           ---------------
                                                                92,676,570
                                                           ---------------

     INTERNET & CATALOG RETAIL--0.5%
     eBay, Inc. (b).............................   223,200       9,653,400
                                                           ---------------

     IT SERVICES--0.6%
     Computer Sciences Corp. (b)................   202,600      10,259,664
                                                           ---------------

     MACHINERY--1.3%
     Ingersoll-Rand Co., Ltd. (Class A) (a).....   272,900      11,016,973
     PACCAR, Inc................................   185,800      12,862,934
                                                           ---------------
                                                                23,879,907
                                                           ---------------

     MEDIA--3.6%
     Comcast Corp. (Special Class A) (b)........   441,600      11,344,704
     The McGraw-Hill Cos., Inc..................   333,200      17,203,116
     The Walt Disney Co.........................   835,900      20,036,523
     Time Warner, Inc...........................   887,786      15,482,988
                                                           ---------------
                                                                64,067,331
                                                           ---------------

   SECURITY DESCRIPTION                             SHARES       VALUE*
   -------------------------------------------------------------------------

   METALS & MINING--0.6%
   Nucor Corp.....................................   168,800 $    11,262,336
                                                             ---------------

   MULTI-UTILITIES--0.6%
   Sempra Energy..................................   237,600      10,653,984
                                                             ---------------

   MULTILINE RETAIL--2.2%
   Federated Department Stores, Inc...............   194,400      12,894,552
   J.C. Penney Co., Inc...........................   233,500      12,982,600
   Nordstrom, Inc.................................   352,100      13,168,540
                                                             ---------------
                                                                  39,045,692
                                                             ---------------

   OIL, GAS & CONSUMABLE FUELS--7.5%
   Burlington Resources, Inc......................   188,800      16,274,560
   ConocoPhillips.................................   510,000      29,671,800
   Devon Energy Corp..............................   278,900      17,442,406
   Exxon Mobil Corp...............................   787,700      44,245,109
   Kerr-McGee Corp................................   183,700      16,690,982
   Valero Energy Corp.............................   202,200      10,433,520
                                                             ---------------
                                                                 134,758,377
                                                             ---------------

   PAPER & FOREST PRODUCTS--0.8%
   Louisiana-Pacific Corp.........................   507,000      13,927,290
                                                             ---------------

   PHARMACEUTICALS--6.9%
   Hospira, Inc. (b)..............................   183,500       7,850,130
   Johnson & Johnson..............................   374,600      22,513,460
   Merck & Co., Inc...............................   738,800      23,501,228
   Pfizer, Inc.................................... 1,793,825      41,831,999
   Wyeth..........................................   585,700      26,983,199
                                                             ---------------
                                                                 122,680,016
                                                             ---------------

   REAL ESTATE--0.6%
   Simon Property Group, Inc. (REIT) (a)..........   133,700      10,245,431
                                                             ---------------

   ROAD & RAIL--1.0%
   Burlington Northern Santa Fe Corp..............   249,400      17,662,508
                                                             ---------------

   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--3.0%
   Freescale Semiconductor, Inc. (Class A) (a) (b)   189,400       4,770,986
   Freescale Semiconductor, Inc. (Class B) (b)....   189,400       4,767,198
   Intel Corp..................................... 1,800,900      44,950,464
                                                             ---------------
                                                                  54,488,648
                                                             ---------------

   SOFTWARE--3.8%
   Adobe Systems, Inc.............................   430,400      15,907,584
   Microsoft Corp................................. 2,021,400      52,859,610
                                                             ---------------
                                                                  68,767,194
                                                             ---------------

   SPECIALTY RETAIL--2.2%
   AutoNation, Inc. (b)...........................   453,200       9,848,036
   Barnes & Noble, Inc. (a) (b)...................   201,590       8,601,845
   The Home Depot, Inc............................   515,900      20,883,632
                                                             ---------------
                                                                  39,333,513
                                                             ---------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-101

METROPOLITAN SERIES FUND, INC.

 BLACKROCK INVESTMENT TRUST PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


           SECURITY DESCRIPTION              SHARES      VALUE*
           ---------------------------------------------------------

           TEXTILES, APPAREL & LUXURY GOODS--0.5%
           NIKE, Inc. (Class B)............. 103,800 $     9,008,802
                                                     ---------------

           THRIFTS & MORTGAGE FINANCE--1.1%
           Countrywide Financial Corp....... 251,000       8,581,690
           Washington Mutual, Inc........... 244,200      10,622,700
                                                     ---------------
                                                          19,204,390
                                                     ---------------

           TOBACCO - 1.6%
           Altria Group, Inc................ 383,100      28,625,232
                                                     ---------------

           WIRELESS TELECOMMUNICATION SERVICES--0.8%
           Sprint Nextel Corp............... 589,091      13,761,166
                                                     ---------------
           Total Common Stock
            (Identified Cost $1,658,369,656)           1,786,580,468
                                                     ---------------


        SHORT TERM INVESTMENTS--0.3%
                                                 FACE
        SECURITY DESCRIPTION                    AMOUNT       VALUE*
        ----------------------------------------------------------------

        DISCOUNT NOTES--0.3%
        Federal Home Loan Bank
         3.250%, 01/03/06.................... $5,200,000      5,199,061
                                                         --------------
        Total Short Term Investments
         (Amortized Cost $5,199,061).........                 5,199,061
                                                         --------------
        Total Investments--100.0%
         (Identified Cost $1,663,568,717) (c)             1,791,779,529
        Liabilities in excess of other assets                  (894,119)
                                                         --------------
        TOTAL NET ASSETS--100%...............            $1,790,885,410
                                                         ==============

(a) A PORTION OR ALL OF THE SECURITY WAS HELD ON LOAN. AS OF DECEMBER 31, 2005, THE MARKET VALUE OF SECURITIES LOANED WAS $18,296,465 AND THE COLLATERAL RECEIVED CONSISTED OF CASH IN THE AMOUNT OF $18,755,894.
(b)  NON-INCOME PRODUCING.
(c) THE AGGREGATE COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES AS OF DECEMBER 31, 2005 WAS $1,665,080,966 AND THE COMPOSITION OF UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENT SECURITIES WAS $169,645,088 AND $(42,946,525), RESPECTIVELY.
(REIT)--A REAL ESTATE INVESTMENT TRUST IS A POOLED INVESTMENT VEHICLE THAT INVESTS PRIMARILY IN INCOME-PRODUCING REAL ESTATE OR REAL ESTATE RELATED LOANS OR INTEREST.
FUTURES CONTRACTS

                                                                                NET
                                       NUMBER OF  CONTRACT  VALUATION AS OF  UNREALIZED
FUTURES CONTRACTS LONG EXPIRATION DATE CONTRACTS   AMOUNT     12/31/2005    DEPRECIATION
---------------------- --------------- --------- ---------- --------------- ------------
S&P 500 Index Futures.    3/16/2006       21     $6,680,407   $6,587,700      $(92,707)
                                                                              ========

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-102

METROPOLITAN SERIES FUND, INC.

 BLACKROCK INVESTMENT TRUST PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2005

      ASSETS
        Investments at value..................             $1,791,779,529
        Cash..................................                    107,285
        Collateral for securities loaned......                 18,755,894
        Receivable for:
         Fund shares sold.....................                  1,157,218
         Accrued interest and dividends.......                  3,565,259
         Foreign taxes........................                      1,507
                                                           --------------
          Total Assets........................              1,815,366,692
      LIABILITIES
        Payable for:
         Fund shares redeemed................. $ 1,630,927
         Securities purchased.................   3,080,037
         Futures variation margin.............      28,928
         Return of collateral for securities
          loaned..............................  18,755,894
        Accrued expenses:
         Management fees......................     759,345
         Service and distribution fees........      13,121
         Other expenses.......................     213,030
                                               -----------
          Total Liabilities...................                 24,481,282
                                                           --------------
      NET ASSETS..............................             $1,790,885,410
                                                           ==============
        Net Assets Consists of:
         Capital paid in......................             $1,962,528,166
         Undistributed net investment income..                 23,209,724
         Accumulated net realized losses......               (322,970,585)
         Unrealized appreciation on
          investments and futures contracts...                128,118,105
                                                           --------------
      NET ASSETS..............................             $1,790,885,410
                                                           ==============
      Computation of offering price:
      CLASS A
      Net asset value and redemption price per
       share ($1,711,587,004 divided by
       61,566,231 shares outstanding).........             $        27.80
                                                           ==============
      CLASS B
      Net asset value and redemption price per
       share ($33,624,113 divided by
       1,224,303 shares outstanding)..........             $        27.46
                                                           ==============
      CLASS E
      Net asset value and redemption price per
       share ($45,674,293 divided by
       1,655,718 shares outstanding)..........             $        27.59
                                                           ==============
      Identified cost of investments..........             $1,663,568,717
                                                           ==============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2005

   INVESTMENT INCOME
     Dividends..............................                $  33,001,991
     Interest...............................                      411,691(a)
                                                            -------------
                                                               33,413,682
   EXPENSES
     Management fees........................ $   9,042,281
     Service and distribution fees--Class B.        75,756
     Service and distribution fees--Class E.        71,315
     Directors' fees and expenses...........        22,265
     Custodian..............................       382,234
     Audit and tax services.................        18,445
     Legal..................................        44,927
     Printing...............................       475,768
     Insurance..............................        38,443
     Miscellaneous..........................        41,942
                                             -------------
     Total expenses.........................    10,213,376
     Expense reductions.....................      (322,097)     9,891,279
                                             -------------  -------------
   NET INVESTMENT INCOME....................                   23,522,403
                                                            -------------
   REALIZED AND UNREALIZED GAIN
   Realized gain on:
     Investments--net.......................   186,241,062
     Futures contracts--net.................       834,282    187,075,344
                                             -------------
   Unrealized depreciation on:
     Investments--net.......................  (148,387,024)
     Futures contracts--net.................       (92,707)  (148,479,731)
                                             -------------  -------------
   Net gain.................................                   38,595,613
                                                            -------------
   NET INCREASE IN NET ASSETS FROM
    OPERATIONS..............................                $  62,118,016
                                                            =============

(a)INCLUDES INCOME ON SECURITIES LOANED OF $51,349.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-103

METROPOLITAN SERIES FUND, INC.

 BLACKROCK INVESTMENT TRUST PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                            YEAR ENDED      YEAR ENDED
                                                           DECEMBER 31,    DECEMBER 31,
                                                               2005            2004
                                                          --------------  --------------
FROM OPERATIONS
  Net investment income.................................. $   23,522,403  $   20,680,388
  Net realized gain......................................    187,075,344     205,253,561
  Unrealized depreciation................................   (148,479,731)    (31,114,539)
                                                          --------------  --------------
  INCREASE IN NET ASSETS FROM OPERATIONS.................     62,118,016     194,819,410
                                                          --------------  --------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A..............................................    (19,890,110)    (13,650,570)
    Class B..............................................       (264,556)        (94,035)
    Class E..............................................       (466,636)       (320,636)
                                                          --------------  --------------
  TOTAL DISTRIBUTIONS....................................    (20,621,302)    (14,065,241)
                                                          --------------  --------------
  DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   (206,323,663)   (161,012,460)
                                                          --------------  --------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS................   (164,826,949)     19,741,709

NET ASSETS
  Beginning of the period................................  1,955,712,359   1,935,970,650
                                                          --------------  --------------
  End of the period...................................... $1,790,885,410  $1,955,712,359
                                                          ==============  ==============
UNDISTRIBUTED NET INVESTMENT INCOME
  End of the period...................................... $   23,209,724  $   20,596,328
                                                          ==============  ==============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                            YEAR ENDED                  YEAR ENDED
                                                         DECEMBER 31, 2005          DECEMBER 31, 2004
                                                    --------------------------  -------------------------
                                                       SHARES          $          SHARES          $
                                                    -----------  -------------  ----------  -------------
CLASS A
  Sales............................................   2,577,721  $  69,601,355   1,052,010  $  26,207,678
  Reinvestments....................................     776,048     19,890,110     544,933     13,650,570
  Redemptions...................................... (10,956,114)  (295,454,296) (8,912,782)  (222,526,292)
                                                    -----------  -------------  ----------  -------------
  Net decrease.....................................  (7,602,345) $(205,962,831) (7,315,839) $(182,668,044)
                                                    ===========  =============  ==========  =============
CLASS B
  Sales............................................     420,244  $  11,174,376     536,373  $  13,228,045
  Reinvestments....................................      10,428        264,556       3,792         94,035
  Redemptions......................................    (205,813)    (5,472,786)   (123,439)    (3,072,157)
                                                    -----------  -------------  ----------  -------------
  Net increase.....................................     224,859  $   5,966,146     416,726  $  10,249,923
                                                    ===========  =============  ==========  =============
CLASS E
  Sales............................................     142,097  $   3,799,271     886,852  $  21,957,102
  Reinvestments....................................      18,328        466,636      12,887        320,636
  Redemptions......................................    (394,790)   (10,592,885)   (438,520)   (10,872,077)
                                                    -----------  -------------  ----------  -------------
  Net increase (decrease)..........................    (234,365) $  (6,326,978)    461,219  $  11,405,661
                                                    ===========  =============  ==========  =============
  Decrease derived from capital share transactions.  (7,611,851) $(206,323,663) (6,437,894) $(161,012,460)
                                                    ===========  =============  ==========  =============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-104

METROPOLITAN SERIES FUND, INC.

 BLACKROCK INVESTMENT TRUST PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                                       CLASS A
                                                             ----------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------
                                                                2005        2004        2003        2002        2001
                                                             ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, BEGINNING OF PERIOD........................ $    27.15  $    24.67  $    19.12  $    26.01  $    36.34
                                                             ----------  ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income......................................       0.38        0.29        0.19        0.19        0.18
 Net realized and unrealized gain (loss) of investments.....       0.57        2.37        5.54       (6.96)      (6.00)
                                                             ----------  ----------  ----------  ----------  ----------
 Total from investment operations...........................       0.95        2.66        5.73       (6.77)      (5.82)
                                                             ----------  ----------  ----------  ----------  ----------
LESS DISTRIBUTIONS
 Distributions from net investment income...................      (0.30)      (0.18)      (0.18)      (0.12)      (0.25)
 Distributions from net realized capital gains..............       0.00        0.00        0.00        0.00       (4.26)
                                                             ----------  ----------  ----------  ----------  ----------
 Total distributions........................................      (0.30)      (0.18)      (0.18)      (0.12)      (4.51)
                                                             ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF PERIOD.............................. $    27.80  $    27.15  $    24.67  $    19.12  $    26.01
                                                             ==========  ==========  ==========  ==========  ==========
TOTAL RETURN (%)............................................        3.6        10.9        30.2       (26.1)      (17.0)
Ratio of operating expenses to average net assets before
 expense reductions (%).....................................       0.55        0.54        0.56        0.54        0.53
Ratio of operating expenses to average net assets after
 expense reductions (%) (d).................................       0.53        0.53        0.55        0.52        0.50
Ratio of net investment income to average net assets (%)....       1.28        1.09        0.83        0.79        0.58
Portfolio turnover rate (%).................................         93          89          75          79         101
Net assets, end of period (000)............................. $1,711,587  $1,877,980  $1,886,744  $1,564,635  $2,457,339

                                                                                            CLASS B
                                                                       ----------------------------------------------
                                                                                                          MAY 1, 2001/(A)/
                                                                            YEAR ENDED DECEMBER 31,           THROUGH
                                                                       ---------------------------------   DECEMBER 31,
                                                                         2005     2004     2003    2002        2001
                                                                       -------  -------  -------  ------  ---------------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $ 26.83  $ 24.40  $ 18.93  $25.80      $29.14
                                                                       -------  -------  -------  ------      ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income................................................    0.27     0.24     0.14    0.12        0.02
 Net realized and unrealized gain (loss) of investments...............    0.60     2.33     5.48   (6.87)      (3.36)
                                                                       -------  -------  -------  ------      ------
 Total from investment operations.....................................    0.87     2.57     5.62   (6.75)      (3.34)
                                                                       -------  -------  -------  ------      ------
LESS DISTRIBUTIONS
 Distributions from net investment income.............................   (0.24)   (0.14)   (0.15)  (0.12)       0.00
                                                                       -------  -------  -------  ------      ------
 Total distributions..................................................   (0.24)   (0.14)   (0.15)  (0.12)       0.00
                                                                       -------  -------  -------  ------      ------
NET ASSET VALUE, END OF PERIOD........................................ $ 27.46  $ 26.83  $ 24.40  $18.93      $25.80
                                                                       =======  =======  =======  ======      ======
TOTAL RETURN (%)......................................................     3.3     10.6     29.9   (26.3)      (11.5)(b)
Ratio of operating expenses to average net assets before expense
 reductions (%).......................................................    0.80     0.79     0.81    0.79        0.78 (c)
Ratio of operating expenses to average net assets after expense
 reductions (%) (d)...................................................    0.78     0.78     0.80    0.77        0.75 (c)
Ratio of net investment income to average net assets (%)..............    1.06     0.98     0.59    0.61        0.45 (c)
Portfolio turnover rate (%)...........................................      93       89       75      79         101
Net assets, end of period (000)....................................... $33,624  $26,815  $14,219  $6,486      $2,849

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-105

METROPOLITAN SERIES FUND, INC.

 BLACKROCK INVESTMENT TRUST PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                                                        CLASS E
                                                                                   ----------------------------------

                                                                                        YEAR ENDED DECEMBER 31,
                                                                                   ---------------------------------
                                                                                     2005     2004     2003    2002
                                                                                   -------  -------  -------  ------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $ 26.94  $ 24.50  $ 19.01  $25.89
                                                                                   -------  -------  -------  ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................    0.32     0.24     0.16    0.16
  Net realized and unrealized gain (loss) of investments..........................    0.59     2.37     5.51   (6.92)
                                                                                   -------  -------  -------  ------
  Total from investment operations................................................    0.91     2.61     5.67   (6.76)
                                                                                   -------  -------  -------  ------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................   (0.26)   (0.17)   (0.18)  (0.12)
                                                                                   -------  -------  -------  ------
  Total distributions.............................................................   (0.26)   (0.17)   (0.18)  (0.12)
                                                                                   -------  -------  -------  ------
NET ASSET VALUE, END OF PERIOD.................................................... $ 27.59  $ 26.94  $ 24.50  $19.01
                                                                                   =======  =======  =======  ======
TOTAL RETURN (%)                                                                       3.5     10.7     30.0   (26.2)
Ratio of operating expenses to average net assets before expense reductions (%)...    0.70     0.69     0.71    0.69
Ratio of operating expenses to average net assets after expense reductions (%) (d)    0.68     0.68     0.70    0.67
Ratio of net investment income to average net assets (%)..........................    1.13     0.98     0.71    0.79
Portfolio turnover rate (%).......................................................      93       89       75      79
Net assets, end of period (000)................................................... $45,674  $50,917  $35,008  $7,575

                                                                                   ------------
                                                                                   MAY 1, 2001/(A)/
                                                                                       THROUGH
                                                                                    DECEMBER 31,
                                                                                        2001
                                                                                   ---------------
NET ASSET VALUE, BEGINNING OF PERIOD..............................................     $29.23
                                                                                       ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................       0.01
  Net realized and unrealized gain (loss) of investments..........................      (3.35)
                                                                                       ------
  Total from investment operations................................................      (3.34)
                                                                                       ------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................       0.00
                                                                                       ------
  Total distributions.............................................................       0.00
                                                                                       ------
NET ASSET VALUE, END OF PERIOD....................................................     $25.89
                                                                                       ======
TOTAL RETURN (%)                                                                        (11.4)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...       0.68 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)       0.65 (c)
Ratio of net investment income to average net assets (%)..........................       0.43 (c)
Portfolio turnover rate (%).......................................................        101
Net assets, end of period (000)...................................................     $   11

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-106

METROPOLITAN SERIES FUND, INC.

 BLACKROCK LARGE CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--98.8% OF TOTAL NET ASSETS


          SECURITY DESCRIPTION                  SHARES     VALUE*
          -----------------------------------------------------------

          AEROSPACE & DEFENSE--2.1%
          General Dynamics Corp................   7,500 $     855,375
          L-3 Communications Holdings, Inc.....   9,100       676,585
          Lockheed Martin Corp.................   9,600       610,848
          Raytheon Co..........................  17,900       718,685
                                                        -------------
                                                            2,861,493
                                                        -------------

          BEVERAGES--1.0%
          Constellation Brands, Inc. (a).......  22,000       577,060
          The Pepsi Bottling Group, Inc........  24,100       689,501
                                                        -------------
                                                            1,266,561
                                                        -------------

          CAPITAL MARKETS--5.2%
          Affiliated Managers Group, Inc. (a)..  11,200       898,800
          Capital One Financial Corp...........  10,000       864,000
          E*TRADE Financial Corp. (a)..........  64,400     1,343,384
          Lehman Brothers Holdings, Inc........  15,300     1,961,001
          State Street Corp....................  11,500       637,560
          The Bear Stearns Co., Inc............  10,400     1,201,512
                                                        -------------
                                                            6,906,257
                                                        -------------

          CHEMICALS--1.7%
          Eastman Chemical Co..................  13,700       706,783
          The Dow Chemical Co..................  21,200       928,984
          The Lubrizol Corp....................  15,000       651,450
                                                        -------------
                                                            2,287,217
                                                        -------------

          COMMERCIAL BANKS--13.1%
          Bank of America Corp................. 127,000     5,861,050
          BB&T Corp............................  39,900     1,672,209
          Comerica, Inc........................  24,100     1,367,916
          KeyCorp..............................  38,200     1,257,926
          SunTrust Banks, Inc..................  17,300     1,258,748
          The Colonial BancGroup, Inc..........  40,000       952,800
          U.S. Bancorp.........................  63,100     1,886,059
          Wachovia Corp........................  61,200     3,235,032
                                                        -------------
                                                           17,491,740
                                                        -------------

          COMMERCIAL SERVICES & SUPPLIES--0.5%
          Sabre Holdings Corp. (Class A).......  28,200       679,902
                                                        -------------

          COMMUNICATIONS EQUIPMENT - 0.6%
          Motorola, Inc........................  33,100       747,729
                                                        -------------

          COMPUTERS & PERIPHERALS--2.3%
          Hewlett-Packard Co...................  31,400       898,982
          International Business Machines Corp.  16,127     1,325,639
          Western Digital Corp. (a)............  44,100       820,701
                                                        -------------
                                                            3,045,322
                                                        -------------

          CONSTRUCTION MATERIALS--0.4%
          Martin Marietta Materials, Inc.......   7,400       567,728
                                                        -------------

          CONTAINERS & PACKAGING--0.6%
          Temple-Inland, Inc...................  18,500       829,725
                                                        -------------

          SECURITY DESCRIPTION                   SHARES     VALUE*
          ------------------------------------------------------------

          DIVERSIFIED FINANCIAL SERVICES--5.5%
          CIT Group, Inc........................  19,600 $   1,014,888
          Citigroup, Inc........................  78,600     3,814,458
          JPMorgan Chase & Co...................  62,100     2,464,749
                                                         -------------
                                                             7,294,095
                                                         -------------

          DIVERSIFIED TELECOMMUNICATION SERVICES--4.4%
          ALLTEL Corp...........................  14,200       896,020
          AT&T, Inc............................. 118,200     2,894,718
          Verizon Communications, Inc...........  71,390     2,150,267
                                                         -------------
                                                             5,941,005
                                                         -------------

          ELECTRIC UTILITIES--5.0%
          CenterPoint Energy, Inc...............  80,000     1,028,000
          CMS Energy Corp. (a)..................  72,100     1,046,171
          FirstEnergy Corp......................  18,000       881,820
          PG&E Corp.............................  36,800     1,366,016
          PPL Corp..............................  78,860     2,318,484
                                                         -------------
                                                             6,640,491
                                                         -------------

          ENERGY EQUIPMENT & SERVICES--0.5%
          Nabors Industries, Ltd. (a)...........   9,600       727,200
                                                         -------------

          FOOD & STAPLES RETAILING--0.5%
          The Kroger Co. (a)....................  37,500       708,000
                                                         -------------

          FOOD PRODUCTS--1.3%
          Archer-Daniels-Midland Co.............  40,400       996,264
          General Mills, Inc....................  15,300       754,596
                                                         -------------
                                                             1,750,860
                                                         -------------

          GAS UTILITIES--0.7%
          AGL Resources, Inc....................  26,800       932,908
                                                         -------------

          HEALTH CARE PROVIDERS & SERVICES--1.2%
          Community Health Systems, Inc. (a)....  21,400       820,476
          Coventry Health Care, Inc. (a)........  14,200       808,832
                                                         -------------
                                                             1,629,308
                                                         -------------

          HOTELS, RESTAURANTS & LEISURE--1.5%
          GTECH Holdings Corp...................  21,500       682,410
          McDonald's Corp.......................  39,812     1,342,461
                                                         -------------
                                                             2,024,871
                                                         -------------

          HOUSEHOLD DURABLES--2.0%
          Centex Corp...........................   7,900       564,771
          Fortune Brands, Inc...................  11,900       928,438
          The Black & Decker Corp...............   6,900       600,024
          The Stanley Works.....................  11,900       571,676
                                                         -------------
                                                             2,664,909
                                                         -------------

          INDEPENDENT POWER PRODUCERS & ENERGY TRADERS--0.5%
          TXU Corp..............................  14,000       702,660
                                                         -------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-107

METROPOLITAN SERIES FUND, INC.

 BLACKROCK LARGE CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


       SECURITY DESCRIPTION                        SHARES     VALUE*
       -----------------------------------------------------------------

       INDUSTRIAL CONGLOMERATES--2.3%
       General Electric Co........................  89,000 $   3,119,450
                                                           -------------

       INSURANCE--7.8%
       ACE, Ltd...................................  13,700       732,128
       American International Group, Inc..........  30,060     2,050,994
       Genworth Financial, Inc. (Class A).........  24,000       829,920
       Nationwide Financial Services, Inc.........  17,600       774,400
       Prudential Financial, Inc..................  11,600       849,004
       The Allstate Corp..........................  21,100     1,140,877
       The Chubb Corp.............................  14,200     1,386,630
       The Hartford Financial Services Group, Inc.  20,080     1,724,671
       W.R. Berkley Corp..........................  19,500       928,590
                                                           -------------
                                                              10,417,214
                                                           -------------

       MACHINERY--0.6%
       Cummins, Inc...............................   9,500       852,435
                                                           -------------

       MEDIA--4.7%
       Comcast Corp. (Class A) (a)................  29,600       768,416
       R. H. Donnelley Corp. (a)..................   9,200       566,904
       The McGraw-Hill Cos., Inc..................  24,100     1,244,283
       The Walt Disney Co.........................  87,790     2,104,326
       Time Warner, Inc...........................  90,800     1,583,552
                                                           -------------
                                                               6,267,481
                                                           -------------

       METALS & MINING--1.3%
       Nucor Corp.................................  11,500       767,280
       Phelps Dodge Corp..........................   6,800       978,316
                                                           -------------
                                                               1,745,596
                                                           -------------

       MULTI-UTILITIES--0.6%
       Sempra Energy..............................  18,600       834,024
                                                           -------------

       MULTILINE RETAIL--0.5%
       Federated Department Stores, Inc...........  10,300       683,199
                                                           -------------

       OIL, GAS & CONSUMABLE FUELS--12.6%
       Amerada Hess Corp..........................  13,300     1,686,706
       Chevron Corp...............................  34,986     1,986,155
       ConocoPhillips.............................  56,200     3,269,716
       Devon Energy Corp..........................  19,500     1,219,530
       Exxon Mobil Corp........................... 109,400     6,144,998
       Kerr-McGee Corp............................  14,800     1,344,728
       Valero Energy Corp.........................  24,200     1,248,720
                                                           -------------
                                                              16,900,553
                                                           -------------

       PAPER & FOREST PRODUCTS--0.7%
       Louisiana-Pacific Corp.....................  35,000       961,450
                                                           -------------

       PHARMACEUTICALS--5.5%
       Merck & Co., Inc...........................  48,500     1,542,785
       Pfizer, Inc................................ 188,300     4,391,156
       Wyeth......................................  31,970     1,472,858
                                                           -------------
                                                               7,406,799
                                                           -------------

      SECURITY DESCRIPTION                          SHARES      VALUE*
      --------------------------------------------------------------------

      REAL ESTATE--2.9%
      General Growth Properties, Inc. (REIT).....     30,500 $  1,433,195
      HRPT Properties Trust (REIT)...............     79,900      826,965
      Simon Property Group, Inc. (REIT)..........     21,400    1,639,882
                                                             ------------
                                                                3,900,042
                                                             ------------

      ROAD & RAIL--1.4%
      Burlington Northern Santa Fe Corp..........     26,000    1,841,320
                                                             ------------

      SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--0.5%
      Freescale Semiconductor, Inc. (Class A) (a)     18,600      468,534
      Freescale Semiconductor, Inc. (Class B) (a)      9,400      236,598
                                                             ------------
                                                                  705,132
                                                             ------------

      SOFTWARE--0.7%
      Microsoft Corp.............................     34,750      908,713
                                                             ------------

      SPECIALTY RETAIL--1.1%
      AutoNation, Inc. (a).......................     36,200      786,626
      Barnes & Noble, Inc. (a)...................     14,461      617,051
                                                             ------------
                                                                1,403,677
                                                             ------------

      THRIFTS & MORTGAGE FINANCE--2.4%
      Countrywide Financial Corp.................     20,400      697,476
      Federal National Mortgage Association......     20,620    1,006,462
      Washington Mutual, Inc.....................     33,800    1,470,300
                                                             ------------
                                                                3,174,238
                                                             ------------

      TOBACCO--1.7%
      Altria Group, Inc..........................     30,100    2,249,072
                                                             ------------

      WIRELESS TELECOMMUNICATION SERVICES--0.9%
      Sprint Nextel Corp.........................     51,354    1,199,629
                                                             ------------
      Total Common Stock
       (Identified Cost $121,667,724)............             132,270,005
                                                             ------------

      SHORT TERM INVESTMENTS--2.2%
                                                     FACE
      SECURITY DESCRIPTION                          AMOUNT      VALUE*
      --------------------------------------------------------------------

      DISCOUNT NOTES--2.2%
      Federal National Mortgage Association
       3.500%, 01/03/06.......................... $2,900,000    2,899,436
                                                             ------------
      Total Short Term Investments
       (Amortized Cost $2,899,436)...............               2,899,436
                                                             ------------
      Total Investments--101.0%
       (Identified Cost $124,567,160) (b)........             135,169,441
      Liabilities in excess of other assets......              (1,324,719)
                                                             ------------
      TOTAL NET ASSETS--100%.....................            $133,844,722
                                                             ============

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-108

METROPOLITAN SERIES FUND, INC.

 BLACKROCK LARGE CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005



(a)  NON-INCOME PRODUCING.
(b) THE AGGREGATE COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES AS OF DECEMBER 31, 2005 WAS $124,786,682 AND THE COMPOSITION OF UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENT SECURITIES WAS $13,499,955 AND $(3,117,196), RESPECTIVELY.
(REIT)--A REAL ESTATE INVESTMENT TRUST IS A POOLED INVESTMENT VEHICLE THAT INVESTS PRIMARILY IN INCOME-PRODUCING REAL ESTATE OR REAL ESTATE RELATED LOANS OR INTEREST.

FUTURES CONTRACTS

                                                                           NET
                       EXPIRATION NUMBER OF  CONTRACT  VALUATION AS OF  UNREALIZED
FUTURES CONTRACTS LONG    DATE    CONTRACTS   AMOUNT     12/31/2005    DEPRECIATION
---------------------- ---------- --------- ---------- --------------- ------------
S&P 500 Index Futures. 3/16/2006      5     $1,589,952   $1,568,500      $(21,452)
                                                                         ========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-109

METROPOLITAN SERIES FUND, INC.

 BLACKROCK LARGE CAP VALUE PORTFOLIO



STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2005

      ASSETS
        Investments at value.....................            $135,169,441
        Cash.....................................                  61,179
        Receivable for:
         Fund shares sold........................                 124,794
         Accrued interest and dividends..........                 235,513
                                                             ------------
          Total Assets...........................             135,590,927
      LIABILITIES
        Payable for:
         Fund shares redeemed.................... $  149,419
         Securities purchased....................  1,450,245
         Futures variation margin................      6,625
        Accrued expenses:
         Management fees.........................     79,853
         Service and distribution fees...........     15,196
         Other expenses..........................     44,867
                                                  ----------
          Total Liabilities......................               1,746,205
                                                             ------------
      NET ASSETS.................................            $133,844,722
                                                             ============
        Net Assets Consists of:
         Capital paid in.........................            $114,014,102
         Undistributed net investment income.....               1,784,113
         Accumulated net realized gains..........               7,465,678
         Unrealized appreciation on investments
          and futures contracts..................              10,580,829
                                                             ------------
      NET ASSETS.................................            $133,844,722
                                                             ============
      Computation of offering price:
      CLASS A
      Net asset value and redemption price per
       share ($38,850,422 divided by
       3,093,814 shares outstanding).............            $      12.56
                                                             ============
      CLASS B
      Net asset value and redemption price per
       share ($36,725,242 divided by
       2,937,179 shares outstanding).............            $      12.50
                                                             ============
      CLASS E
      Net asset value and redemption price per
       share ($58,269,058 divided by
       4,652,703 shares outstanding).............            $      12.52
                                                             ============
      Identified cost of investments.............            $124,567,160
                                                             ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2005

      INVESTMENT INCOME
        Dividends..............................              $ 2,944,424
        Interest...............................                   51,493
                                                             -----------
                                                               2,995,917
      EXPENSES
        Management fees........................ $   863,508
        Deferred expense reimbursement.........      24,000
        Service and distribution fees--Class B.      66,078
        Service and distribution fees--Class E.      88,622
        Directors' fees and expenses...........      22,263
        Custodian..............................      79,238
        Audit and tax services.................      24,258
        Legal..................................       2,364
        Printing...............................      31,746
        Insurance..............................       2,114
        Miscellaneous..........................       4,521
                                                -----------
        Total expenses.........................   1,208,712
        Expense reductions.....................     (28,501)   1,180,211
                                                -----------  -----------
      NET INVESTMENT INCOME....................                1,815,706
                                                             -----------
      REALIZED AND UNREALIZED GAIN (LOSS)
      Realized gain on:
        Investments--net.......................  11,398,900
        Futures contracts--net.................      95,540   11,494,440
                                                -----------
      Unrealized depreciation on:
        Investments--net.......................  (5,988,856)
        Futures contracts--net.................     (21,452)  (6,010,308)
                                                -----------  -----------
      Net gain.................................                5,484,132
                                                             -----------
      NET INCREASE IN NET ASSETS FROM
       OPERATIONS..............................              $ 7,299,838
                                                             ===========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-110

METROPOLITAN SERIES FUND, INC.

 BLACKROCK LARGE CAP VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                           YEAR ENDED    YEAR ENDED
                                                          DECEMBER 31,  DECEMBER 31,
                                                              2005          2004
                                                          ------------  ------------
FROM OPERATIONS
  Net investment income.................................. $  1,815,706  $  1,055,520
  Net realized gain......................................   11,494,440     3,374,984
  Unrealized appreciation (depreciation).................   (6,010,308)    7,332,003
                                                          ------------  ------------
  INCREASE IN NET ASSETS FROM OPERATIONS.................    7,299,838    11,762,507
                                                          ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A..............................................     (368,702)            0
    Class B..............................................     (183,294)            0
    Class E..............................................     (506,615)            0
                                                          ------------  ------------
                                                            (1,058,611)            0
                                                          ------------  ------------
   Net realized gain
    Class A..............................................     (397,064)            0
    Class B..............................................     (240,573)            0
    Class E..............................................     (625,819)            0
                                                          ------------  ------------
                                                            (1,263,456)            0
                                                          ------------  ------------
  TOTAL DISTRIBUTIONS....................................   (2,322,067)            0
                                                          ------------  ------------
  INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   16,279,118    38,600,872
                                                          ------------  ------------
  TOTAL INCREASE IN NET ASSETS...........................   21,256,889    50,363,379

NET ASSETS
  Beginning of the period................................  112,587,833    62,224,454
                                                          ------------  ------------
  End of the period...................................... $133,844,722  $112,587,833
                                                          ============  ============
UNDISTRIBUTED NET INVESTMENT INCOME
  End of the period...................................... $  1,784,113  $  1,055,520
                                                          ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                           YEAR ENDED                YEAR ENDED
                                                        DECEMBER 31, 2005         DECEMBER 31, 2004
                                                    ------------------------  ------------------------
                                                      SHARES          $         SHARES          $
                                                    ----------  ------------  ----------  ------------
CLASS A
  Sales............................................    756,813  $  9,144,105   1,286,608  $ 14,179,446
  Reinvestments....................................     66,243       765,766           0             0
  Redemptions......................................   (806,644)   (9,794,697) (1,311,904)  (14,526,059)
                                                    ----------  ------------  ----------  ------------
  Net increase (decrease)..........................     16,412  $    115,174     (25,296) $   (346,613)
                                                    ==========  ============  ==========  ============
CLASS B
  Sales............................................  1,891,148  $ 22,826,855   1,359,175  $ 15,231,237
  Reinvestments....................................     36,762       423,867           0             0
  Redemptions......................................   (306,813)   (3,727,418)    (48,828)     (545,419)
                                                    ----------  ------------  ----------  ------------
  Net increase.....................................  1,621,097  $ 19,523,304   1,310,347  $ 14,685,818
                                                    ==========  ============  ==========  ============
CLASS E
  Sales............................................  1,129,889  $ 13,633,205   3,234,925  $ 35,653,140
  Reinvestments....................................     98,131     1,132,434           0             0
  Redemptions...................................... (1,497,577)  (18,124,999) (1,037,179)  (11,391,473)
                                                    ----------  ------------  ----------  ------------
  Net increase (decrease)..........................   (269,557) $ (3,359,360)  2,197,746  $ 24,261,667
                                                    ==========  ============  ==========  ============
  Increase derived from capital share transactions.  1,367,952  $ 16,279,118   3,482,797  $ 38,600,872
                                                    ==========  ============  ==========  ============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-111

METROPOLITAN SERIES FUND, INC.

 BLACKROCK LARGE CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                                         CLASS A
                                                                       ---------------------------------------
                                                                                                 MAY 1, 2002/(A)/
                                                                        YEAR ENDED DECEMBER 31,       THROUGH
                                                                       ------------------------    DECEMBER 31,
                                                                         2005    2004     2003         2002
                                                                       -------  ------- -------  -----------------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $ 12.11  $ 10.67 $  7.95       $10.00
                                                                       -------  ------- -------       ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income................................................    0.19     0.15    0.11         0.06
 Net realized and unrealized gain (loss) of investments...............    0.51     1.29    2.71        (2.06)
                                                                       -------  ------- -------       ------
 Total from investment operations.....................................    0.70     1.44    2.82        (2.00)
                                                                       -------  ------- -------       ------
LESS DISTRIBUTIONS
 Distributions from net investment income.............................   (0.12)    0.00   (0.10)       (0.05)
 Distributions from net realized capital gains........................   (0.13)    0.00    0.00         0.00
                                                                       -------  ------- -------       ------
 Total distributions..................................................   (0.25)    0.00   (0.10)       (0.05)
                                                                       -------  ------- -------       ------
NET ASSET VALUE, END OF PERIOD........................................ $ 12.56  $ 12.11 $ 10.67       $ 7.95
                                                                       =======  ======= =======       ======
TOTAL RETURN (%)......................................................     6.0     13.4    35.7        (20.0)(b)
Ratio of operating expenses to average net assets before expense
 reductions (%).......................................................    0.85     0.93    0.94         0.85 (c)
Ratio of operating expenses to average net assets after expense
 reductions (%) (d)...................................................    0.83     0.89      --           --
Ratio of operating expenses to average net assets without giving
 effect to the contractual expense agreement would have been (%)......      --       --    1.05         2.33 (c)
Ratio of net investment income to average net assets (%)..............    1.59     1.31    1.28         1.18 (c)
Portfolio turnover rate (%)...........................................     109       31      51           84 (c)
Net assets, end of period (000)....................................... $38,850  $37,259 $33,113       $4,642

                                                                                         CLASS B
                                                                       ---------------------------------------
                                                                                                 JULY 30, 2002/(A)/
                                                                        YEAR ENDED DECEMBER 31,       THROUGH
                                                                       ------------------------    DECEMBER 31,
                                                                         2005    2004     2003         2002
                                                                       -------  ------- -------  -----------------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $ 12.07  $ 10.66 $  7.95       $ 8.30
                                                                       -------  ------- -------       ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income................................................    0.13     0.08    0.04         0.03
 Net realized and unrealized gain (loss) of investments...............    0.53     1.33    2.76        (0.36)
                                                                       -------  ------- -------       ------
 Total from investment operations.....................................    0.66     1.41    2.80        (0.33)
                                                                       -------  ------- -------       ------
LESS DISTRIBUTIONS
 Distributions from net investment income.............................   (0.10)    0.00   (0.09)       (0.02)
 Distributions from net realized capital gains........................   (0.13)    0.00    0.00         0.00
                                                                       -------  ------- -------       ------
 Total distributions..................................................   (0.23)    0.00   (0.09)       (0.02)
                                                                       -------  ------- -------       ------
NET ASSET VALUE, END OF PERIOD........................................ $ 12.50  $ 12.07 $ 10.66       $ 7.95
                                                                       =======  ======= =======       ======
TOTAL RETURN (%)......................................................     5.6     13.2    35.4         (4.0)(b)
Ratio of operating expenses to average net assets before expense
 reductions (%).......................................................    1.10     1.18    1.19         1.10 (c)
Ratio of operating expenses to average net assets after expense
 reductions (%) (d)...................................................    1.08     1.14      --           --
Ratio of operating expenses to average net assets without giving
 effect to the contractual expense agreement would have been (%)......      --       --    1.30         2.58 (c)
Ratio of net investment income to average net assets (%)..............    1.38     1.46    1.02         0.93 (c)
Portfolio turnover rate (%)...........................................     109       31      51           84 (c)
Net assets, end of period (000)....................................... $36,725  $15,880 $    61       $    1

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-112

METROPOLITAN SERIES FUND, INC.

 BLACKROCK LARGE CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS



                                                                                                            CLASS E
                                                                                           -------------------------

                                                                                            YEAR ENDED DECEMBER 31,
                                                                                           ------------------------
                                                                                             2005    2004     2003
                                                                                           -------  ------- -------
NET ASSET VALUE, BEGINNING OF PERIOD...................................................... $ 12.08  $ 10.66 $  7.95
                                                                                           -------  ------- -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...................................................................    0.18     0.12    0.08
  Net realized and unrealized gain (loss) of investments..................................    0.49     1.30    2.72
                                                                                           -------  ------- -------
  Total from investment operations........................................................    0.67     1.42    2.80
                                                                                           -------  ------- -------
LESS DISTRIBUTIONS
  Distributions from net investment income................................................   (0.10)    0.00   (0.09)
  Distributions from net realized capital gains...........................................   (0.13)    0.00    0.00
                                                                                           -------  ------- -------
  Total distributions.....................................................................   (0.23)    0.00   (0.09)
                                                                                           -------  ------- -------
NET ASSET VALUE, END OF PERIOD............................................................ $ 12.52  $ 12.08 $ 10.66
                                                                                           =======  ======= =======
TOTAL RETURN (%)..........................................................................     5.7     13.3    35.4
Ratio of operating expenses to average net assets before expense reductions (%)...........    1.00     1.08    1.09
Ratio of operating expenses to average net assets after expense reductions (%) (d)........    0.98     1.04      --
Ratio of operating expenses to average net assets without giving effect to the contractual
 expense agreement would have been (%)....................................................      --       --    1.20
Ratio of net investment income to average net assets (%)..................................    1.44     1.21    1.14
Portfolio turnover rate (%)...............................................................     109       31      51
Net assets, end of period (000)........................................................... $58,269  $59,449 $29,051

                                                                                           ------------
                                                                                           MAY 1, 2002/(A)/
                                                                                               THROUGH
                                                                                            DECEMBER 31,
                                                                                                2002
                                                                                           ---------------
NET ASSET VALUE, BEGINNING OF PERIOD......................................................     $10.00
                                                                                               ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...................................................................       0.04
  Net realized and unrealized gain (loss) of investments..................................      (2.04)
                                                                                               ------
  Total from investment operations........................................................      (2.00)
                                                                                               ------
LESS DISTRIBUTIONS
  Distributions from net investment income................................................      (0.05)
  Distributions from net realized capital gains...........................................       0.00
                                                                                               ------
  Total distributions.....................................................................      (0.05)
                                                                                               ------
NET ASSET VALUE, END OF PERIOD............................................................     $ 7.95
                                                                                               ======
TOTAL RETURN (%)..........................................................................      (20.0)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...........       1.00 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)........         --
Ratio of operating expenses to average net assets without giving effect to the contractual
 expense agreement would have been (%)....................................................       2.48 (c)
Ratio of net investment income to average net assets (%)..................................       1.03 (c)
Portfolio turnover rate (%)...............................................................         84 (c)
Net assets, end of period (000)...........................................................     $4,911

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-113

METROPOLITAN SERIES FUND, INC.

 BLACKROCK LEGACY LARGE CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--98.7% OF TOTAL NET ASSETS



           SECURITY DESCRIPTION                 SHARES     VALUE*
           ----------------------------------------------------------

           AEROSPACE & DEFENSE--1.6%
           General Dynamics Corp...............  75,000 $   8,553,750
                                                        -------------

           BEVERAGES--2.2%
           PepsiCo, Inc........................ 206,500    12,200,020
                                                        -------------

           BIOTECHNOLOGY--5.0%
           Amgen, Inc. (a)..................... 140,040    11,043,554
           Amylin Pharmaceuticals, Inc. (a) (b)  75,200     3,001,984
           Genentech, Inc. (a).................  59,700     5,522,250
           Genzyme Corp. (a) (b)............... 110,200     7,799,956
                                                        -------------
                                                           27,367,744
                                                        -------------

           CAPITAL MARKETS--3.8%
           Franklin Resources, Inc. (b)........ 105,616     9,928,960
           The Chicago Merchantile Exchange....  18,100     6,651,569
           The Goldman Sachs Group, Inc........  35,200     4,495,392
                                                        -------------
                                                           21,075,921
                                                        -------------

           CHEMICALS--1.6%
           Monsanto Co......................... 111,546     8,648,161
                                                        -------------

           COMMUNICATIONS EQUIPMENT--2.1%
           Corning, Inc. (a)................... 463,000     9,102,580
           QUALCOMM, Inc.......................  59,300     2,554,644
                                                        -------------
                                                           11,657,224
                                                        -------------

           COMPUTERS & PERIPHERALS--6.2%
           Apple Computer, Inc. (a)............ 120,900     8,691,501
           EMC Corp. (a)....................... 882,900    12,025,098
           Hewlett-Packard Co.................. 477,800    13,679,414
                                                        -------------
                                                           34,396,013
                                                        -------------

           CONSUMER FINANCE--4.8%
           American Express Co................. 284,600    14,645,516
           SLM Corp............................ 211,800    11,668,062
                                                        -------------
                                                           26,313,578
                                                        -------------

           ELECTRONIC EQUIPMENT & INSTRUMENTS--0.7%
           Broadcom Corp. (Class A) (a)........  81,900     3,861,585
                                                        -------------

           ENERGY EQUIPMENT & SERVICES--3.0%
           GlobalSantaFe Corp.................. 195,400     9,408,510
           Schlumberger, Ltd...................  71,700     6,965,655
                                                        -------------
                                                           16,374,165
                                                        -------------

           FOOD & STAPLES RETAILING--2.2%
           CVS Corp............................ 261,800     6,916,756
           Walgreen Co. (b).................... 122,900     5,439,554
                                                        -------------
                                                           12,356,310
                                                        -------------

        SECURITY DESCRIPTION                      SHARES     VALUE*
        ---------------------------------------------------------------

        HEALTH CARE EQUIPMENT & SUPPLIES--3.5%
        St. Jude Medical, Inc. (a)............... 296,500 $  14,884,300
        Stryker Corp.............................  95,200     4,229,736
                                                          -------------
                                                             19,114,036
                                                          -------------

        HEALTH CARE PROVIDERS & SERVICES--7.3%
        Caremark Rx, Inc. (a).................... 105,500     5,463,845
        Humana, Inc. (a).........................  67,501     3,667,329
        Quest Diagnostics, Inc. (b).............. 124,600     6,414,408
        UnitedHealth Group, Inc.................. 270,714    16,822,168
        WellPoint, Inc. (a)......................  99,000     7,899,210
                                                          -------------
                                                             40,266,960
                                                          -------------

        HOTELS, RESTAURANTS & LEISURE--1.0%
        Marriott International, Inc. (Class A)...  42,400     2,839,528
        Starwood Hotels & Resorts Worldwide, Inc.
         (Class B)...............................  45,000     2,873,700
                                                          -------------
                                                              5,713,228
                                                          -------------

        HOUSEHOLD DURABLES--0.8%
        Harman International Industries, Inc. (b)  47,000     4,598,950
                                                          -------------

        HOUSEHOLD PRODUCTS--3.4%
        The Procter & Gamble Co.................. 327,200    18,938,336
                                                          -------------

        INDUSTRIAL CONGLOMERATES--4.9%
        General Electric Co...................... 769,859    26,983,558
                                                          -------------

        INTERNET SOFTWARE & SERVICES--6.9%
        Google, Inc. (Class A) (a)...............  52,015    21,578,943
        Yahoo!, Inc. (a)......................... 417,200    16,345,896
                                                          -------------
                                                             37,924,839
                                                          -------------

        IT SERVICES--1.4%
        Cognizant Technology Solutions Corp.
         (Class A) (a) (b)....................... 149,700     7,537,395
                                                          -------------

        MACHINERY--2.0%
        Danaher Corp............................. 195,900    10,927,302
                                                          -------------

        MEDIA--0.8%
        XM Satellite Radio Holdings, Inc. (a) (b) 153,800     4,195,664
                                                          -------------

        METALS & MINING--2.6%
        CONSOL Energy, Inc. (a) (b).............. 221,100    14,411,298
                                                          -------------

        MULTILINE RETAIL--3.0%
        Kohl's Corp. (a) (b)..................... 178,800     8,689,680
        Target Corp.............................. 138,400     7,607,848
                                                          -------------
                                                             16,297,528
                                                          -------------

        OIL, GAS & CONSUMABLE FUELS--4.7%
        EOG Resources, Inc....................... 164,400    12,062,028
        Exxon Mobil Corp.........................  77,406     4,347,895
        Newfield Expolration Co. (a) (b)......... 183,800     9,202,866
                                                          -------------
                                                             25,612,789
                                                          -------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-114

METROPOLITAN SERIES FUND, INC.

 BLACKROCK LEGACY LARGE CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)



    SECURITY DESCRIPTION                             SHARES      VALUE*
    -----------------------------------------------------------------------

    PHARMACEUTICALS--7.6%
    Allergan, Inc. (b).............................    37,945 $   4,096,542
    Johnson & Johnson..............................   237,300    14,261,730
    Medco Health Solutions, Inc. (a)...............    50,200     2,801,160
    Novartis AG (ADR) (b)..........................   190,200     9,981,696
    Sanofi-Aventis (ADR) (b).......................   137,400     6,031,860
    Teva Pharmaceutical Industries, Ltd. (ADR) (b).   104,300     4,485,943
                                                              -------------
                                                                 41,658,931
                                                              -------------

    SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--3.2%
    Freescale Semiconductor, Inc. (Class A) (a) (b)   208,100     5,242,039
    Intel Corp.....................................   235,663     5,882,149
    Marvell Technology Group, Ltd. (a).............    48,400     2,714,756
    Texas Instruments, Inc.........................   120,600     3,867,642
                                                              -------------
                                                                 17,706,586
                                                              -------------

    SOFTWARE--7.1%
    Adobe Systems, Inc. (a)........................   201,200     7,436,352
    Microsoft Corp................................. 1,035,300    27,073,094
    Salesforce.com, Inc. (a) (b)...................   148,800     4,769,040
                                                              -------------
                                                                 39,278,486
                                                              -------------

    SPECIALTY RETAIL--1.7%
    Chico's FAS, Inc. (a)..........................   102,400     4,498,432
    Staples, Inc. (b)..............................   215,350     4,890,599
                                                              -------------
                                                                  9,389,031
                                                              -------------

    TEXTILES, APPAREL & LUXURY GOODS--2.9%
    Coach, Inc. (a)................................   122,900     4,097,486
    NIKE, Inc. (Class B)...........................    50,200     4,356,858
    Polo Ralph Lauren Corp.........................   130,200     7,309,428
                                                              -------------
                                                                 15,763,772
                                                              -------------

    WIRELESS TELECOMMUNICATION SERVICES--0.7%
    American Tower Corp. (Class A) (a).............   149,800     4,059,580
                                                              -------------
    Total Common Stock
     (Identified Cost $459,844,940)................             543,182,740
                                                              -------------

        SHORT TERM INVESTMENTS--1.4%
                                                 FACE
        SECURITY DESCRIPTION                    AMOUNT       VALUE*
        ---------------------------------------------------------------

        DISCOUNT NOTES--1.4%
        Federal National Mortgage Association
         3.500%, 01/03/06.................... $7,800,000 $   7,798,484
                                                         -------------
        Total Short Term Investments
         (Amortized Cost $7,798,484).........                7,798,484
                                                         -------------
        Total Investments--100.1%
         (Identified Cost $467,643,424) (c)..              550,981,224
        Liabilities in excess of other assets                 (488,319)
                                                         -------------
        TOTAL NET ASSETS--100%...............            $ 550,492,905
                                                         =============

(a)  NON-INCOME PRODUCING.
(b) A PORTION OR ALL OF THE SECURITY WAS HELD ON LOAN. AS OF DECEMBER 31, 2005, THE MARKET VALUE OF SECURITIES LOANED WAS $33,764,977 AND THE COLLATERAL RECEIVED CONSISTED OF CASH IN THE AMOUNT OF $34,674,258.
(c) THE AGGREGATE COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES AS OF DECEMBER 31, 2005 WAS $468,449,212 AND THE COMPOSITION OF UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENT SECURITIES WAS $86,777,055 AND $(4,245,043), RESPECTIVELY.
(ADR)--AN AMERICAN DEPOSITARY RECEIPT IS A CERTIFICATE ISSUED BY A CUSTODIAN BANK REPRESENTING THE RIGHT TO RECEIVE SECURITIES OF THE FOREIGN ISSUER DESCRIBED. TRADING ON EXCHANGES NOT LOCATED IN THE UNITED STATES OR CANADA SIGNIFICANTLY INFLUENCES THE VALUE OF ADRS.

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-115

METROPOLITAN SERIES FUND, INC.

 BLACKROCK LEGACY LARGE CAP GROWTH PORTFOLIO



STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2005

      ASSETS
        Investments at value..................             $ 550,981,224
        Cash..................................                    79,372
        Collateral for securities loaned......                34,674,258
        Receivable for:
         Fund shares sold.....................                   624,492
         Accrued interest and dividends.......                   441,485
                                                           -------------
          Total Assets........................               586,800,831
      LIABILITIES
        Payable for:
         Fund shares redeemed................. $ 1,163,620
         Return of collateral for securities
          loaned..............................  34,674,258
        Accrued expenses:
         Management fees......................     347,264
         Service and distribution fees........      13,741
         Deferred Directors' fees.............      28,270
         Other expenses.......................      80,773
                                               -----------
          Total Liabilities...................                36,307,926
                                                           -------------
      NET ASSETS..............................             $ 550,492,905
                                                           =============
        Net Assets Consists of:
         Capital paid in......................             $ 691,626,664
         Undistributed net investment income..                   494,337
         Accumulated net realized losses......              (224,965,896)
         Unrealized appreciation on
          investments.........................                83,337,800
                                                           -------------
      NET ASSETS..............................             $ 550,492,905
                                                           =============
      Computation of offering price:
      CLASS A
      Net asset value and redemption price per
       share ($468,531,788 divided by
       21,591,470 shares outstanding).........             $       21.70
                                                           =============
      CLASS B
      Net asset value and redemption price per
       share ($36,798,266 divided by
       1,722,638 shares outstanding)..........             $       21.36
                                                           =============
      CLASS E
      Net asset value and redemption price per
       share ($45,162,851 divided by
       2,099,227 shares outstanding)..........             $       21.51
                                                           =============
      Identified cost of investments..........             $ 467,643,424
                                                           =============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2005

      INVESTMENT INCOME
        Dividends..............................             $ 4,746,773(a)
        Interest...............................                 233,910(b)
                                                            -----------
                                                              4,980,683
      EXPENSES
        Management fees........................ $3,980,763
        Service and distribution fees--Class B.     78,014
        Service and distribution fees--Class E.     66,749
        Directors' fees and expenses...........     24,114
        Custodian..............................    135,150
        Audit and tax services.................     21,767
        Legal..................................     14,621
        Printing...............................    139,464
        Insurance..............................     11,518
        Miscellaneous..........................     10,322
                                                ----------
        Total expenses.........................  4,482,482
        Expense reductions.....................   (186,464)   4,296,018
                                                ----------  -----------
      NET INVESTMENT INCOME....................                 684,665
                                                            -----------
      REALIZED AND UNREALIZED GAIN
      Realized gain on:
        Investments--net.......................              30,874,540
      Unrealized appreciation on:
        Investments--net.......................               3,691,656
                                                            -----------
      Net gain.................................              34,566,196
                                                            -----------
      NET INCREASE IN NET ASSETS FROM
       OPERATIONS..............................             $35,250,861
                                                            ===========

(a)NET OF FOREIGN TAXES OF $65,648.
(b)INCLUDES INCOME ON SECURITIES LOANED OF $38,698.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-116

METROPOLITAN SERIES FUND, INC.

 BLACKROCK LEGACY LARGE CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                           YEAR ENDED    YEAR ENDED
                                                          DECEMBER 31,  DECEMBER 31,
                                                              2005          2004
                                                          ------------  ------------
FROM OPERATIONS
  Net investment income.................................. $    684,665  $  2,192,212
  Net realized gain......................................   30,874,540    61,402,507
  Unrealized appreciation (depreciation).................    3,691,656   (15,127,902)
                                                          ------------  ------------
  INCREASE IN NET ASSETS FROM OPERATIONS.................   35,250,861    48,466,817
                                                          ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A..............................................   (2,005,932)            0
    Class B..............................................      (43,513)            0
    Class E..............................................     (125,307)            0
                                                          ------------  ------------
  TOTAL DISTRIBUTIONS....................................   (2,174,752)            0
                                                          ------------  ------------
  DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.  (69,424,051)  (38,842,134)
                                                          ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS................  (36,347,942)    9,624,683

NET ASSETS
  Beginning of the period................................  586,840,847   577,216,164
                                                          ------------  ------------
  End of the period...................................... $550,492,905  $586,840,847
                                                          ============  ============
UNDISTRIBUTED NET INVESTMENT INCOME
  End of the period...................................... $    494,337  $  2,139,538
                                                          ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                            YEAR ENDED                 YEAR ENDED
                                                        DECEMBER 31, 2005          DECEMBER 31, 2004
                                                    -------------------------  -------------------------
                                                      SHARES          $          SHARES          $
                                                    ----------  -------------  ----------  -------------
CLASS A
  Sales............................................  3,340,014  $  67,343,900   4,377,237  $  82,651,664
  Reinvestments....................................    106,303      2,005,932           0              0
  Redemptions...................................... (6,932,487)  (139,604,414) (8,138,806)  (153,665,556)
                                                    ----------  -------------  ----------  -------------
  Net decrease..................................... (3,486,170) $ (70,254,582) (3,761,569) $ (71,013,892)
                                                    ==========  =============  ==========  =============
CLASS B
  Sales............................................    598,836  $  11,891,655   1,629,166  $  29,464,501
  Reinvestments....................................      2,339         43,513           0              0
  Redemptions......................................   (316,406)    (6,251,547)   (196,110)    (3,622,230)
                                                    ----------  -------------  ----------  -------------
  Net increase.....................................    284,769  $   5,683,621   1,433,056  $  25,842,271
                                                    ==========  =============  ==========  =============
CLASS E
  Sales............................................    303,301  $   6,021,019     722,082  $  13,600,671
  Reinvestments....................................      6,694        125,307           0              0
  Redemptions......................................   (550,750)   (10,999,416)   (388,316)    (7,271,184)
                                                    ----------  -------------  ----------  -------------
  Net increase (decrease)..........................   (240,755) $  (4,853,090)    333,766  $   6,329,487
                                                    ==========  =============  ==========  =============
  Decrease derived from capital share transactions. (3,442,156) $ (69,424,051) (1,994,747) $ (38,842,134)
                                                    ==========  =============  ==========  =============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-117

METROPOLITAN SERIES FUND, INC.

 BLACKROCK LEGACY LARGE CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS



                                                                                                       CLASS A
                                                                                   --------------------------------------
                                                                                               YEAR ENDED DECEMBER 31,
                                                                                   --------------------------------------
                                                                                     2005      2004     2003      2002
                                                                                   --------  -------- --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $  20.37  $  18.72 $  13.86  $  20.74
                                                                                   --------  -------- --------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................     0.04      0.08     0.00      0.01
  Net realized and unrealized gain (loss) of investments..........................     1.37      1.57     4.87     (6.89)
                                                                                   --------  -------- --------  --------
  Total from investment operations................................................     1.41      1.65     4.87     (6.88)
                                                                                   --------  -------- --------  --------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................    (0.08)     0.00    (0.01)     0.00
  Distributions from net realized capital gains...................................     0.00      0.00     0.00      0.00
                                                                                   --------  -------- --------  --------
  Total distributions.............................................................    (0.08)     0.00    (0.01)     0.00
                                                                                   --------  -------- --------  --------
NET ASSET VALUE, END OF PERIOD.................................................... $  21.70  $  20.37 $  18.72  $  13.86
                                                                                   ========  ======== ========  ========
TOTAL RETURN (%)..................................................................      7.0       8.8     35.2     (33.2)
Ratio of operating expenses to average net assets before expense reductions (%)...     0.80      0.80     0.82      0.79
Ratio of operating expenses to average net assets after expense reductions (%) (d)     0.76      0.76     0.80        --
Ratio of net investment income to average net assets (%)..........................     0.15      0.39     0.00      0.05
Portfolio turnover rate (%).......................................................       76       190      167       243
Net assets, end of period (000)................................................... $468,532  $510,771 $539,840  $449,676

                                                                                   ---------

                                                                                   ---------
                                                                                     2001
                                                                                   --------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $  25.06
                                                                                   --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................     0.00
  Net realized and unrealized gain (loss) of investments..........................    (2.91)
                                                                                   --------
  Total from investment operations................................................    (2.91)
                                                                                   --------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................    (0.07)
  Distributions from net realized capital gains...................................    (1.34)
                                                                                   --------
  Total distributions.............................................................    (1.41)
                                                                                   --------
NET ASSET VALUE, END OF PERIOD.................................................... $  20.74
                                                                                   ========
TOTAL RETURN (%)..................................................................    (12.0)
Ratio of operating expenses to average net assets before expense reductions (%)...     0.84
Ratio of operating expenses to average net assets after expense reductions (%) (d)       --
Ratio of net investment income to average net assets (%)..........................     0.00
Portfolio turnover rate (%).......................................................       88
Net assets, end of period (000)................................................... $788,097

                                                                                                    CLASS B
                                                                                   --------------------------------------
                                                                                                            JULY 30, 2002/(A)/
                                                                                   YEAR ENDED DECEMBER 31,       THROUGH
                                                                                   -----------------------    DECEMBER 31,
                                                                                     2005    2004    2003         2002
                                                                                   -------  ------- ------  -----------------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $ 20.04  $ 18.46 $13.65       $14.64
                                                                                   -------  ------- ------       ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)....................................................   (0.03)    0.07   0.00        (0.01)
  Net realized and unrealized gain (loss) of investments..........................    1.38     1.51   4.81        (0.98)
                                                                                   -------  ------- ------       ------
  Total from investment operations................................................    1.35     1.58   4.81        (0.99)
                                                                                   -------  ------- ------       ------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................   (0.03)    0.00   0.00         0.00
                                                                                   -------  ------- ------       ------
  Total distributions.............................................................   (0.03)    0.00   0.00         0.00
                                                                                   -------  ------- ------       ------
NET ASSET VALUE, END OF PERIOD.................................................... $ 21.36  $ 20.04 $18.46       $13.65
                                                                                   =======  ======= ======       ======
TOTAL RETURN (%)..................................................................     6.8      8.6   35.2         (6.8)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...    1.05     1.05   1.07         1.04 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)    1.01     1.01   1.05           --
Ratio of net investment income (loss) to average net assets (%)...................   (0.10)    0.59  (0.04)       (0.24)(c)
Portfolio turnover rate (%).......................................................      76      190    167          243
Net assets, end of period (000)................................................... $36,798  $28,818 $   89       $    1

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-118

METROPOLITAN SERIES FUND, INC.

 BLACKROCK LEGACY LARGE CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                                                        CLASS E
                                                                                   ----------------------------------

                                                                                        YEAR ENDED DECEMBER 31,
                                                                                   ---------------------------------
                                                                                     2005    2004     2003     2002
                                                                                   -------  ------- -------  -------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $ 20.19  $ 18.59 $ 13.78  $ 20.64
                                                                                   -------  ------- -------  -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)....................................................    0.00     0.06   (0.02)   (0.01)
  Net realized and unrealized gain (loss) of investments..........................    1.38     1.54    4.83    (6.85)
                                                                                   -------  ------- -------  -------
  Total from investment operations................................................    1.38     1.60    4.81    (6.86)
                                                                                   -------  ------- -------  -------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................   (0.06)    0.00    0.00     0.00
                                                                                   -------  ------- -------  -------
  Total distributions.............................................................   (0.06)    0.00    0.00     0.00
                                                                                   -------  ------- -------  -------
NET ASSET VALUE, END OF PERIOD.................................................... $ 21.51  $ 20.19 $ 18.59  $ 13.78
                                                                                   =======  ======= =======  =======
TOTAL RETURN (%)..................................................................     6.9      8.6    34.9    (33.2)
Ratio of operating expenses to average net assets before expense reductions (%)...    0.95     0.95    0.97     0.94
Ratio of operating expenses to average net assets after expense reductions (%) (d)    0.91     0.91    0.95       --
Ratio of net investment income (loss) to average net assets (%)...................    0.00     0.29   (0.14)   (0.06)
Portfolio turnover rate (%).......................................................      76      190     167      243
Net assets, end of period (000)................................................... $45,163  $47,251 $37,288  $15,218

                                                                                   ------------
                                                                                   MAY 1, 2001/(A)/
                                                                                       THROUGH
                                                                                    DECEMBER 31,
                                                                                        2001
                                                                                   ---------------
NET ASSET VALUE, BEGINNING OF PERIOD..............................................     $23.50
                                                                                       ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)....................................................       0.00
  Net realized and unrealized gain (loss) of investments..........................      (2.86)
                                                                                       ------
  Total from investment operations................................................      (2.86)
                                                                                       ------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................       0.00
                                                                                       ------
  Total distributions.............................................................       0.00
                                                                                       ------
NET ASSET VALUE, END OF PERIOD....................................................     $20.64
                                                                                       ======
TOTAL RETURN (%)..................................................................      (12.2)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...       0.99 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)         --
Ratio of net investment income (loss) to average net assets (%)...................       0.00 (c)
Portfolio turnover rate (%).......................................................         88
Net assets, end of period (000)...................................................     $4,994

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-119

METROPOLITAN SERIES FUND, INC.

 CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--98.2% OF TOTAL NET ASSETS


          SECURITY DESCRIPTION                  SHARES     VALUE*
          -----------------------------------------------------------

          AEROSPACE & DEFENSE--1.8%
          The Boeing Co........................  11,600 $     814,784
          United Technologies Corp............. 148,540     8,304,871
                                                        -------------
                                                            9,119,655
                                                        -------------

          AIR FREIGHT & LOGISTICS--1.0%
          United Parcel Service, Inc. (Class B)  70,800     5,320,620
                                                        -------------

          BEVERAGES--2.4%
          Anheuser-Busch Cos., Inc.............  76,400     3,282,144
          PepsiCo, Inc......................... 108,400     6,404,272
          The Coca-Cola Co.....................  43,200     1,741,392
          The Pepsi Bottling Group, Inc........  39,600     1,132,956
                                                        -------------
                                                           12,560,764
                                                        -------------

          BIOTECHNOLOGY--1.2%
          Amgen, Inc. (a)......................  37,300     2,941,478
          ImClone Systems, Inc. (a)............  63,700     2,181,088
          Millennium Pharmaceuticals, Inc. (a). 125,400     1,216,380
                                                        -------------
                                                            6,338,946
                                                        -------------

          BUILDING PRODUCTS--0.8%
          American Standard Cos., Inc. (a)..... 106,200     4,242,690
                                                        -------------

          CAPITAL MARKETS--0.6%
          Capital One Financial Corp...........  13,700     1,183,680
          State Street Corp....................  14,500       803,880
          The Goldman Sachs Group, Inc.........   6,900       881,199
                                                        -------------
                                                            2,868,759
                                                        -------------

          CHEMICALS--1.3%
          Air Products & Chemicals, Inc........  31,600     1,870,404
          Huntsman Corp........................  97,400     1,677,228
          Methanex Corp........................  49,700       931,378
          The Dow Chemical Co..................  56,300     2,467,066
                                                        -------------
                                                            6,946,076
                                                        -------------

          COMMERCIAL BANKS--3.0%
          Fifth Third Bancorp..................  47,500     1,791,700
          Golden West Financial Corp...........  24,000     1,584,000
          Hudson City Bancorp, Inc............. 189,700     2,299,164
          Wells Fargo & Co..................... 158,800     9,977,404
                                                        -------------
                                                           15,652,268
                                                        -------------

          COMMERCIAL SERVICES & SUPPLIES--0.6%
          Allied Waste Industries, Inc. (a).... 143,500     1,254,190
          Checkfree Corp. (a)..................  18,300       839,970
          Monster Worldwide, Inc. (a)..........  27,400     1,118,468
                                                        -------------
                                                            3,212,628
                                                        -------------

          COMMUNICATIONS EQUIPMENT--3.0%
          Cisco Systems, Inc. (a).............. 448,170     7,672,670
          Corning, Inc. (a).................... 211,000     4,148,260
          JDS Uniphase Corp. (a)............... 299,500       706,820
          QUALCOMM, Inc........................  64,000     2,757,120
                                                        -------------
                                                           15,284,870
                                                        -------------

       SECURITY DESCRIPTION                         SHARES     VALUE*
       ------------------------------------------------------------------

       COMPUTERS & PERIPHERALS--2.9%
       Hewlett-Packard Co..........................  66,800 $   1,912,484
       International Business Machines Corp........  26,000     2,137,200
       Lexmark International, Inc. (Class A) (a)...  41,400     1,855,962
       SanDisk Corp. (a)........................... 110,400     6,935,328
       Seagate Technology..........................  61,800     1,235,382
       Sun Microsystems, Inc. (a).................. 255,600     1,070,964
                                                            -------------
                                                               15,147,320
                                                            -------------

       CONSTRUCTION & ENGINEERING--1.3%
       Fluor Corp..................................  87,900     6,791,154
                                                            -------------

       CONSUMER FINANCE--2.7%
       SLM Corp.................................... 250,000    13,772,500
                                                            -------------

       DIVERSIFIED FINANCIAL SERVICES--2.5%
       AmeriCredit Corp. (a).......................  42,600     1,091,838
       JPMorgan Chase & Co......................... 302,172    11,993,207
                                                            -------------
                                                               13,085,045
                                                            -------------

       DIVERSIFIED TELECOMMUNICATION SERVICES--1.2%
       AT&T, Inc...................................  52,077     1,275,366
       Qwest Communications International, Inc. (a) 384,000     2,169,600
       Verizon Communications, Inc.................  91,438     2,754,112
                                                            -------------
                                                                6,199,078
                                                            -------------

       ELECTRIC UTILITIES--0.8%
       Exelon Corp.................................  18,500       983,090
       The AES Corp. (a)........................... 188,600     2,985,538
                                                            -------------
                                                                3,968,628
                                                            -------------

       ELECTRICAL EQUIPMENT--0.9%
       Cooper Industries, Ltd. (Class A)...........  48,000     3,504,000
       Emerson Electric Co.........................  13,000       971,100
                                                            -------------
                                                                4,475,100
                                                            -------------

       ELECTRONIC EQUIPMENT & INSTRUMENTS--1.7%
       Agilent Technologies, Inc. (a)..............  35,305     1,175,304
       Flextronics International, Ltd.............. 263,800     2,754,072
       Jabil Circuit, Inc. (a)..................... 103,400     3,835,106
       Thermo Electron Corp. (a)...................  38,600     1,163,018
                                                            -------------
                                                                8,927,500
                                                            -------------

       ENERGY EQUIPMENT & SERVICES--3.0%
       Baker Hughes, Inc...........................  33,100     2,011,818
       BJ Services Co..............................  44,100     1,617,147
       Halliburton Co..............................  25,300     1,567,588
       Schlumberger, Ltd...........................  58,700     5,702,705
       Transocean, Inc. (a)........................  24,800     1,728,312
       Weatherford International, Ltd. (a).........  84,200     3,048,040
                                                            -------------
                                                               15,675,610
                                                            -------------

       FOOD & STAPLES RETAILING--0.6%
       Sysco Corp.................................. 101,200     3,142,260
                                                            -------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-120

METROPOLITAN SERIES FUND, INC.

 CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


       SECURITY DESCRIPTION                        SHARES     VALUE*
       -----------------------------------------------------------------

       FOOD PRODUCTS--2.1%
       Campbell Soup Co...........................  91,200 $   2,715,024
       Kraft Foods, Inc. (Class A)................ 107,100     3,013,794
       Sara Lee Corp..............................  65,300     1,234,170
       Unilever NV................................  54,000     3,707,100
                                                           -------------
                                                              10,670,088
                                                           -------------

       GAS UTILITIES--0.0%
       Kinder Morgan Management, LLC..............   3,286       149,382
                                                           -------------

       HEALTH CARE EQUIPMENT & SUPPLIES--1.3%
       Baxter International, Inc..................  86,600     3,260,490
       Medtronic, Inc.............................  55,800     3,212,406
                                                           -------------
                                                               6,472,896
                                                           -------------

       HEALTH CARE PROVIDERS & SERVICES--3.9%
       AmerisourceBergen Corp.....................  79,000     3,270,600
       DaVita, Inc. (a)...........................  66,400     3,362,496
       Lincare Holdings, Inc. (a).................  48,900     2,049,399
       McKesson Corp..............................  71,100     3,668,049
       Omnicare, Inc..............................  33,200     1,899,704
       WellPoint, Inc. (a)........................  74,000     5,904,460
                                                           -------------
                                                              20,154,708
                                                           -------------

       HOTELS, RESTAURANTS & LEISURE--1.1%
       Carnival Corp..............................  48,600     2,598,642
       Las Vegas Sands Corp. (a)..................  24,100       951,227
       McDonald's Corp............................  23,600       795,792
       Starwood Hotels & Resorts Worldwide, Inc.
        (Class B).................................  21,200     1,353,832
                                                           -------------
                                                               5,699,493
                                                           -------------

       HOUSEHOLD DURABLES--0.3%
       Leggett & Platt, Inc.......................  57,300     1,315,608
                                                           -------------

       HOUSEHOLD PRODUCTS--0.6%
       The Procter & Gamble Co....................  52,100     3,015,548
                                                           -------------

       INDUSTRIAL CONGLOMERATES--3.5%
       General Electric Co........................ 432,700    15,166,135
       Siemens AG (ADR)...........................  13,000     1,112,670
       Tyco International, Ltd....................  67,000     1,933,620
                                                           -------------
                                                              18,212,425
                                                           -------------

       INSURANCE--2.9%
       American International Group, Inc..........  67,500     4,605,525
       Berkshire Hathaway, Inc. (Class A) (a).....      45     3,987,900
       RenaissanceRe Holdings, Ltd................   5,400       238,194
       The Chubb Corp.............................  22,100     2,158,065
       The Hartford Financial Services Group, Inc.  19,800     1,700,622
       XL Capital, Ltd. (Class A).................  32,800     2,210,064
                                                           -------------
                                                              14,900,370
                                                           -------------

       INTERNET & CATALOG RETAIL--0.7%
       Amazon.com, Inc. (a).......................  18,800       886,420
       eBay, Inc. (a).............................  66,500     2,876,125
                                                           -------------
                                                               3,762,545
                                                           -------------

     SECURITY DESCRIPTION                             SHARES     VALUE*
     ----------------------------------------------------------------------

     INTERNET SOFTWARE & SERVICES--1.4%
     Expedia, Inc. (a)...............................  44,250 $   1,060,230
     Google, Inc. (Class A) (a)......................  10,000     4,148,600
     IAC/InterActiveCorp.............................   5,500       155,705
     Yahoo!, Inc. (a)................................  43,100     1,688,658
                                                              -------------
                                                                  7,053,193
                                                              -------------

     IT SERVICES--1.2%
     Accenture, Ltd. (Class A) (a)...................  38,000     1,097,060
     Affiliated Computer Services, Inc. (Class A) (a)  64,700     3,828,946
     Automatic Data Processing, Inc..................  30,900     1,418,001
                                                              -------------
                                                                  6,344,007
                                                              -------------

     MACHINERY--1.4%
     Danaher Corp....................................  66,300     3,698,214
     Illinois Tool Works, Inc........................  42,600     3,748,374
                                                              -------------
                                                                  7,446,588
                                                              -------------

     MEDIA--2.5%
     Cablevision Systems Corp. (Class A) (a).........  42,032       986,491
     CCE Spinco, Inc.................................   9,563       125,269
     Clear Channel Communications, Inc...............  76,500     2,405,925
     Comcast Corp. (Class A) (a).....................  33,400       867,064
     Omnicom Group, Inc..............................  14,300     1,217,359
     The DIRECTV Group, Inc. (a).....................  25,900       365,708
     The Walt Disney Co..............................   9,900       237,303
     Time Warner, Inc................................ 183,200     3,195,008
     Viacom, Inc. (Class B)..........................  99,500     3,243,700
                                                              -------------
                                                                 12,643,827
                                                              -------------

     METALS & MINING--1.7%
     Alcoa, Inc...................................... 172,816     5,110,169
     Arch Coal, Inc..................................  12,900     1,025,550
     Barrick Gold Corp...............................  26,500       738,555
     Newmont Mining Corp.............................  33,000     1,762,200
                                                              -------------
                                                                  8,636,474
                                                              -------------

     MULTI-UTILITIES--0.1%
     Duke Energy Co..................................  24,000       658,800
                                                              -------------

     MULTILINE RETAIL--1.7%
     Costco Wholesale Corp...........................  43,500     2,151,945
     Dollar Tree Stores, Inc. (a)....................  90,500     2,166,570
     Target Corp.....................................  78,300     4,304,151
                                                              -------------
                                                                  8,622,666
                                                              -------------

     OIL, GAS & CONSUMABLE FUELS--4.1%
     Chevron Corp....................................  54,773     3,109,463
     Exxon Mobil Corp................................ 106,800     5,998,956
     Kinder Morgan, Inc..............................  21,666     1,992,189
     Royal Dutch Shell, Plc. (ADR) (A Shares)........ 155,600     9,567,844
     Royal Dutch Shell, Plc. (ADR) (B Shares)........  11,107       716,735
                                                              -------------
                                                                 21,385,187
                                                              -------------

     PAPER & FOREST PRODUCTS--0.3%
     International Paper Co..........................  51,900     1,744,359
                                                              -------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-121

METROPOLITAN SERIES FUND, INC.

 CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


     SECURITY DESCRIPTION                            SHARES     VALUE*
     ---------------------------------------------------------------------

     PERSONAL PRODUCTS--1.3%
     Avon Products, Inc............................. 243,100 $   6,940,505
                                                             -------------

     PHARMACEUTICALS--10.0%
     Allergan, Inc.................................. 100,800    10,882,368
     AstraZeneca, Plc. (ADR)........................ 277,000    13,462,200
     Eli Lilly & Co.................................  52,400     2,965,316
     Endo Pharmaceuticals Holdings..................  31,900       965,294
     Forest Laboratories, Inc. (a).................. 299,200    12,171,456
     Medco Health Solutions, Inc. (a)...............  59,300     3,308,940
     Pfizer, Inc....................................  80,400     1,874,928
     Sepracor, Inc. (a).............................  22,300     1,150,680
     Teva Pharmaceutical Industries, Ltd. (ADR)..... 117,900     5,070,879
                                                             -------------
                                                                51,852,061
                                                             -------------

     REAL ESTATE--0.3%
     General Growth Properties, Inc. (REIT).........  30,880     1,451,051
                                                             -------------

     ROAD & RAIL--0.2%
     Union Pacific Corp.............................   9,500       764,845
                                                             -------------

     SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--7.5%
     Altera Corp. (a)............................... 324,300     6,009,279
     Applied Materials, Inc......................... 402,400     7,219,056
     Applied Micro Circuits Corp. (a)............... 314,400       808,008
     ASML Holding NV(a).............................  53,100     1,066,248
     Credence Systems Corp.(a)......................  60,500       421,080
     Fairchild Semiconductor International, Inc. (a)  76,400     1,291,924
     Freescale Semiconductor, Inc. (Class A) (a).... 125,600     3,163,864
     Intel Corp.....................................  92,200     2,301,312
     International Rectifier Corp. (a).............. 103,100     3,288,890
     KLA-Tencor Corp................................ 150,100     7,404,433
     Linear Technology Corp.........................  49,500     1,785,465
     Teradyne, Inc. (a)............................. 107,900     1,572,103
     Xilinx, Inc.................................... 102,900     2,594,109
                                                             -------------
                                                                38,925,771
                                                             -------------

     SOFTWARE--4.0%
     Adobe Systems, Inc. (a)........................ 125,100     4,623,696
     Microsoft Corp................................. 406,700    10,635,205
     SAP AG (ADR)................................... 115,000     5,183,050
                                                             -------------
                                                                20,441,951
                                                             -------------

     SPECIALTY RETAIL--2.8%
     AutoNation, Inc. (a)...........................  32,100       697,533
     Lowe's Cos., Inc............................... 160,100    10,672,266
     RadioShack Corp................................  42,200       887,466
     Williams-Sonoma, Inc. (a)......................  50,200     2,166,130
                                                             -------------
                                                                14,423,395
                                                             -------------

     THRIFTS & MORTGAGE FINANCE--4.6%
     Federal Home Loan Mortgage Corp................  89,200     5,829,220
     Federal National Mortgage Association.......... 108,300     5,286,123
     Washington Mutual, Inc......................... 284,300    12,367,050
                                                             -------------
                                                                23,482,393
                                                             -------------

    SECURITY DESCRIPTION                            SHARES        VALUE*
    ------------------------------------------------------------------------

    TOBACCO--1.7%
    Altria Group, Inc............................     115,100 $   8,600,272
                                                              -------------

    WIRELESS TELECOMMUNICATION SERVICES--1.7%
    American Tower Corp. (Class A) (a)...........      36,100       978,310
    Sprint Nextel Corp...........................     334,550     7,815,086
                                                              -------------
                                                                  8,793,396
                                                              -------------
    Total Common Stock
     (Identified Cost $440,441,682)..............               507,295,275
                                                              -------------

    SHORT TERM INVESTMENTS--1.9%
                                                     FACE
    SECURITY DESCRIPTION                            AMOUNT        VALUE*
    ------------------------------------------------------------------------

    REPURCHASE AGREEMENT--1.9%
    State Street Corp. Repurchase Agreement dated
     12/30/05 at 2.05% to be repurchased at
     $10,021,282 on 01/03/06, collateralized by
     $10,155,000 U.S. Treasury Note
     4.25% due 08/15/15 with a value of
     $10,223,648................................. $10,019,000    10,019,000
                                                              -------------
    Total Short Term Investments
     (Amortized Cost $10,019,000)................                10,019,000
                                                              -------------
    Total Investments--100.1%
     (Identified Cost $450,460,682) (b)..........               517,314,275
    Liabilities in excess of other assets........                  (618,382)
                                                              -------------
    TOTAL NET ASSETS--100%.......................             $ 516,695,893
                                                              =============

(a)  NON-INCOME PRODUCING.
(b) THE AGGREGATE COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES AS OF DECEMBER 31, 2005 WAS $451,084,304 AND THE COMPOSITION OF UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENT SECURITIES WAS $82,431,288 AND $(16,201,317), RESPECTIVELY.
(ADR)--  ANAMERICAN DEPOSITARY RECEIPT IS A CERTIFICATE ISSUED BY A CUSTODIAN
           BANK REPRESENTING THE RIGHT TO RECEIVE SECURITIES OF THE FOREIGN ISSUER DESCRIBED. TRADING ON EXCHANGES NOT LOCATED IN THE UNITED STATES OR CANADA SIGNIFICANTLY INFLUENCES THE VALUE OF ADRS.
(REIT)--  AREAL ESTATE INVESTMENT TRUST IS A POOLED INVESTMENT VEHICLE THAT
           INVESTS PRIMARILY IN INCOME-PRODUCING REAL ESTATE OR REAL ESTATE RELATED LOANS OR INTEREST.

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-122

METROPOLITAN SERIES FUND, INC.

 CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2005

       ASSETS
         Investments at value.....................          $517,314,275
         Cash.....................................                10,888
         Receivable for:
          Securities sold.........................               169,756
          Fund shares sold........................                76,186
          Accrued interest and dividends..........               579,942
          Foreign taxes...........................                13,243
                                                            ------------
           Total Assets...........................           518,164,290
       LIABILITIES
         Payable for:
          Fund shares redeemed.................... $416,151
          Securities purchased....................  654,908
          Withholding taxes.......................      820
         Accrued expenses:
          Management fees.........................  296,221
          Service and distribution fees...........   19,051
          Deferred Directors' fees................    4,056
          Other expenses..........................   77,190
                                                   --------
           Total Liabilities......................             1,468,397
                                                            ------------
       NET ASSETS.................................          $516,695,893
                                                            ============
         Net Assets Consists of:
          Capital paid in.........................          $450,754,296
          Undistributed net investment income.....             3,449,913
          Accumulated net realized losses.........            (4,361,909)
          Unrealized appreciation on investments..            66,853,593
                                                            ------------
       NET ASSETS.................................          $516,695,893
                                                            ============
       Computation of offering price:
       CLASS A
       Net asset value and redemption price per
        share ($426,968,382 divided by
        34,617,743 shares outstanding)............          $      12.33
                                                            ============
       CLASS B
       Net asset value and redemption price per
        share ($89,727,511 divided by
        7,311,486 shares outstanding).............          $      12.27
                                                            ============
       Identified cost of investments.............          $450,460,682
                                                            ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2005

      INVESTMENT INCOME
        Dividends..............................             $ 7,203,544(a)
        Interest...............................                 133,698
                                                            -----------
                                                              7,337,242
      EXPENSES
        Management fees........................ $3,372,518
        Service and distribution fees--Class B.    193,051
        Directors' fees and expenses...........     22,455
        Custodian..............................    117,286
        Audit and tax services.................     21,767
        Legal..................................     13,776
        Printing...............................    127,004
        Insurance..............................      9,077
        Miscellaneous..........................     11,135
                                                ----------
        Total expenses.........................  3,888,069
        Expense reductions.....................    (37,527)   3,850,542
                                                ----------  -----------
      NET INVESTMENT INCOME....................               3,486,700
                                                            -----------
      REALIZED AND UNREALIZED GAIN (LOSS)
      Realized gain on:
        Investments--net.......................              26,588,995

      Unrealized depreciation on:
        Investments--net.......................              (2,013,059)
                                                            -----------
      Net gain.................................              24,575,936
                                                            -----------
      NET INCREASE IN NET ASSETS
       FROM OPERATIONS.........................             $28,062,636
                                                            ===========

(a)NET OF FOREIGN TAXES OF $141,905.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-123

METROPOLITAN SERIES FUND, INC.

 CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                                      YEAR ENDED    YEAR ENDED
                                                                     DECEMBER 31,  DECEMBER 31,
                                                                         2005          2004
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment income............................................. $  3,486,700  $  2,954,303
  Net realized gain.................................................   26,588,995    24,263,612
  Unrealized appreciation (depreciation)............................   (2,013,059)   23,824,721
                                                                     ------------  ------------
  INCREASE IN NET ASSETS FROM OPERATIONS............................   28,062,636    51,042,636
                                                                     ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................     (112,272)   (4,475,104)
    Class B.........................................................            0      (466,474)
                                                                     ------------  ------------
  TOTAL DISTRIBUTIONS...............................................     (112,272)   (4,941,578)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.  (35,632,836)   97,990,337
                                                                     ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................   (7,682,472)  144,091,395

NET ASSETS
  Beginning of the period...........................................  524,378,365   380,286,970
                                                                     ------------  ------------
  End of the period................................................. $516,695,893  $524,378,365
                                                                     ============  ============
UNDISTRIBUTED NET INVESTMENT INCOME
  End of the period................................................. $  3,449,913  $     82,982
                                                                     ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                      YEAR ENDED                YEAR ENDED
                                                                   DECEMBER 31, 2005         DECEMBER 31, 2004
                                                               ------------------------  ------------------------
                                                                 SHARES          $         SHARES          $
                                                               ----------  ------------  ----------  ------------
CLASS A
  Sales.......................................................  1,616,243  $ 18,923,772   1,218,348  $ 13,152,515
  Shares issued through acquisition...........................          0             0   9,612,487    97,837,967
  Reinvestments...............................................     10,216       112,272     403,072     4,475,104
  Redemptions................................................. (6,118,776)  (71,141,702) (4,669,341)  (51,561,002)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease)..................................... (4,492,317) $(52,105,658)  6,564,566  $ 63,904,584
                                                               ==========  ============  ==========  ============
CLASS B
  Sales.......................................................  2,457,946  $ 28,478,625   2,953,353  $ 32,254,619
  Shares issued through acquisition...........................          0             0     941,307     8,812,008
  Reinvestments...............................................          0             0      42,116       466,474
  Redemptions................................................. (1,033,651)  (12,005,803)   (686,519)   (7,447,348)
                                                               ----------  ------------  ----------  ------------
  Net increase................................................  1,424,295  $ 16,472,822   3,250,257  $ 34,085,753
                                                               ==========  ============  ==========  ============
  Increase (decrease) derived from capital share transactions. (3,068,022) $(35,632,836)  9,814,823  $ 97,990,337
                                                               ==========  ============  ==========  ============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-124

METROPOLITAN SERIES FUND, INC.

 CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                                                       CLASS A
                                                                                   --------------------------------

                                                                                       YEAR ENDED DECEMBER 31,
                                                                                   -------------------------------
                                                                                       2005       2004      2003
                                                                                   --------     --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $  11.66     $  10.81  $   7.90
                                                                                   --------     --------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................     0.09         0.09      0.07
  Net realized and unrealized gain (loss) of investments..........................     0.58         0.91      2.89
                                                                                   --------     --------  --------
  Total from investment operations................................................     0.67         1.00      2.96
                                                                                   --------     --------  --------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................    (0.00)(e)    (0.15)    (0.05)
                                                                                   --------     --------  --------
  Total distributions.............................................................     0.00        (0.15)    (0.05)
                                                                                   --------     --------  --------
NET ASSET VALUE, END OF PERIOD.................................................... $  12.33     $  11.66  $  10.81
                                                                                   ========     ========  ========
TOTAL RETURN (%)..................................................................      5.8          9.3      37.7
Ratio of operating expenses to average net assets before expense reductions (%)...     0.73         0.75      0.76
Ratio of operating expenses to average net assets after expense reductions (%) (d)     0.73         0.74      0.74
Ratio of net investment income to average net assets (%)..........................     0.73         0.77      0.65
Portfolio turnover rate (%).......................................................       29           45        27
Net assets, end of period (000)................................................... $426,968     $455,938  $351,867

                                                                                   ------------
                                                                                   MAY 1, 2002/(A)/
                                                                                       THROUGH
                                                                                    DECEMBER 31,
                                                                                        2002
                                                                                   ---------------
NET ASSET VALUE, BEGINNING OF PERIOD..............................................    $  10.00
                                                                                      --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................        0.05
  Net realized and unrealized gain (loss) of investments..........................       (2.15)
                                                                                      --------
  Total from investment operations................................................       (2.10)
                                                                                      --------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................        0.00
                                                                                      --------
  Total distributions.............................................................        0.00
                                                                                      --------
NET ASSET VALUE, END OF PERIOD....................................................    $   7.90
                                                                                      ========
TOTAL RETURN (%)..................................................................       (21.0)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...        0.74 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)        0.60 (c)
Ratio of net investment income to average net assets (%)..........................        0.88 (c)
Portfolio turnover rate (%).......................................................          30 (c)
Net assets, end of period (000)...................................................    $309,078

                                                                                                    CLASS B
                                                                                   -------------------------------------
                                                                                                             MAY 1, 2002/(A)/
                                                                                    YEAR ENDED DECEMBER 31,      THROUGH
                                                                                   ------------------------   DECEMBER 31,
                                                                                    2005     2004     2003        2002
                                                                                   ------- -------  -------  ---------------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $ 11.63 $ 10.78  $  7.89      $10.00
                                                                                   ------- -------  -------      ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................    0.06    0.07     0.04        0.02
  Net realized and unrealized gain (loss) of investments..........................    0.58    0.90     2.90       (2.13)
                                                                                   ------- -------  -------      ------
  Total from investment operations................................................    0.64    0.97     2.94       (2.11)
                                                                                   ------- -------  -------      ------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................    0.00   (0.12)   (0.05)       0.00
                                                                                   ------- -------  -------      ------
  Total distributions.............................................................    0.00   (0.12)   (0.05)       0.00
                                                                                   ------- -------  -------      ------
NET ASSET VALUE, END OF PERIOD.................................................... $ 12.27 $ 11.63  $ 10.78      $ 7.89
                                                                                   ======= =======  =======      ======
TOTAL RETURN (%)..................................................................     5.5     9.0     37.4       (21.1)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...    0.98    1.00     1.01        0.99 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)    0.98    0.99     0.99        0.85 (c)
Ratio of net investment income to average net assets (%)..........................    0.48    0.56     0.39        0.63 (c)
Portfolio turnover rate (%).......................................................      29      45       27          30 (c)
Net assets, end of period (000)................................................... $89,728 $68,440  $28,420      $9,157

(a)  COMMENCEMENT OF OPERATIONS.
(b)  PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)  COMPUTED ON AN ANNUALIZED BASIS.
(d) THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.
(e)  DISTRIBUTIONS FOR THE PERIOD WERE LESS THAN $0.01.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-125

METROPOLITAN SERIES FUND, INC.

 DAVIS VENTURE VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--96.7% OF TOTAL NET ASSETS


      SECURITY DESCRIPTION                       SHARES       VALUE*
      -------------------------------------------------------------------

      AIR FREIGHT & LOGISTICS--0.7%
      United Parcel Service, Inc. (Class B) (a)   273,100 $    20,523,465
                                                          ---------------

      AUTOMOBILES--1.0%
      Harley-Davidson, Inc. (a)................   598,000      30,791,020
                                                          ---------------

      BEVERAGES--1.9%
      Diageo, Plc. (ADR) (a)...................   685,100      39,941,330
      Heineken Holding (EUR)...................   660,443      19,407,288
                                                          ---------------
                                                               59,348,618
                                                          ---------------

      CAPITAL MARKETS--2.0%
      Ameriprise Financial, Inc................   794,680      32,581,880
      Morgan Stanley...........................   359,210      20,381,575
      State Street Corp........................   189,100      10,483,704
                                                          ---------------
                                                               63,447,159
                                                          ---------------

      COMMERCIAL BANKS--11.1%
      Commerce Bancorp, Inc. (a)...............   336,700      11,585,847
      Fifth Third Bancorp. (a).................   545,901      20,591,386
      Golden West Financial Corp. (a).......... 1,617,700     106,768,200
      HSBC Holdings, Plc. (GBP)................ 5,568,280      89,292,577
      Lloyds TSB Group, Plc. (ADR) (a).........   713,600      24,119,680
      Wells Fargo & Co......................... 1,509,400      94,835,602
                                                          ---------------
                                                              347,193,292
                                                          ---------------

      COMMERCIAL SERVICES & SUPPLIES--3.8%
      H&R Block, Inc........................... 1,691,600      41,528,780
      Iron Mountain, Inc. (a) (b).............. 1,105,900      46,691,098
      The Dun & Bradstreet Corp. (a) (b).......   333,800      22,351,248
      WPP Group Plc. (a).......................   166,200       8,974,800
                                                          ---------------
                                                              119,545,926
                                                          ---------------

      COMMUNICATIONS EQUIPMENT--0.3%
      Nokia Corp. (ADR)........................   459,000       8,399,700
                                                          ---------------

      COMPUTERS & PERIPHERALS--2.3%
      Dell, Inc. (b)...........................   953,400      28,592,466
      Hewlett-Packard Co.......................   631,800      18,088,434
      Lexmark International, Inc. (Class A) (b)   560,600      25,131,698
                                                          ---------------
                                                               71,812,598
                                                          ---------------

      CONSTRUCTION MATERIALS--1.8%
      Martin Marietta Materials, Inc. (a)......   366,200      28,094,864
      Vulcan Materials Co. (a).................   409,300      27,730,075
                                                          ---------------
                                                               55,824,939
                                                          ---------------

      CONSUMER FINANCE--5.4%
      American Express Co...................... 3,300,900     169,864,314
                                                          ---------------

      CONTAINERS & PACKAGING--2.2%
      Sealed Air Corp. (b)..................... 1,240,700      69,690,119
                                                          ---------------

     SECURITY DESCRIPTION                         SHARES       VALUE*
     ---------------------------------------------------------------------

     DIVERSIFIED FINANCIAL SERVICES--8.5%
     Citigroup, Inc............................. 1,811,673 $    87,920,491
     JPMorgan Chase & Co. (a)................... 2,931,308     116,343,614
     Moody's Corp. (a)..........................   834,400      51,248,848
     Principal Financial Group, Inc. (a)........   240,600      11,411,658
                                                           ---------------
                                                               266,924,611
                                                           ---------------

     DIVERSIFIED TELECOMMUNICATION SERVICES--0.6%
     NTL, Inc. (a) (b)..........................   105,500       7,182,440
     Telewest Global, Inc. (b)..................   532,200      12,677,004
                                                           ---------------
                                                                19,859,444
                                                           ---------------

     ENERGY EQUIPMENT & SERVICES--0.9%
     Transocean, Inc. (b).......................   409,700      28,551,993
                                                           ---------------

     FOOD & STAPLES RETAILING--1.4%
     Wal-Mart Stores, Inc.......................   964,300      45,129,240
                                                           ---------------

     FOOD PRODUCTS--0.9%
     Hershey Co.................................   493,100      27,243,775
                                                           ---------------

     HEALTH CARE PROVIDERS & SERVICES--3.4%
     Cardinal Health, Inc. (a)..................   469,100      32,250,625
     Caremark Rx, Inc. (b)......................   717,300      37,148,967
     HCA, Inc...................................   750,400      37,895,200
                                                           ---------------
                                                               107,294,792
                                                           ---------------

     HOUSEHOLD DURABLES--0.2%
     Hunter Douglas NV (EUR)....................   111,351       6,060,868
                                                           ---------------

     INDUSTRIAL CONGLOMERATES--4.2%
     China Merchants Holdings International Co.,
      Ltd. (HKD)................................ 5,091,500      11,003,951
     Tyco International, Ltd.................... 4,213,589     121,604,178
                                                           ---------------
                                                               132,608,129
                                                           ---------------

     INSURANCE--17.1%
     American International Group, Inc.......... 2,197,007     149,901,788
     Aon Corp...................................   807,700      29,036,815
     Berkshire Hathaway, Inc. (Class A) (a) (b).     1,043      92,430,660
     Berkshire Hathaway, Inc. (Class B) (b).....     1,256       3,686,988
     Everest Re Group, Ltd......................    56,900       5,709,915
     Loews Corp.................................   690,700      65,512,895
     Markel Corp. (a) (b).......................     7,500       2,377,875
     Marsh & McLennan Cos., Inc.................   777,300      24,687,048
     Sun Life Financial, Inc....................   139,300       5,590,109
     The Chubb Corp.............................   158,400      15,467,760
     The Progressive Corp.......................   889,000     103,817,420
     Transatlantic Holdings, Inc................   590,456      39,678,643
                                                           ---------------
                                                               537,897,916
                                                           ---------------

     INTERNET SOFTWARE & SERVICES--0.4%
     Expedia, Inc. (a) (b)......................   220,899       5,292,740
     IAC/InterActiveCorp (a)....................   220,899       6,253,651
                                                           ---------------
                                                                11,546,391
                                                           ---------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-126

METROPOLITAN SERIES FUND, INC.

 DAVIS VENTURE VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


       SECURITY DESCRIPTION                     SHARES       VALUE*
       -----------------------------------------------------------------

       MARINE--0.6%
       Cosco Pacific, Ltd. (HKD).............. 4,417,200 $     8,008,267
       Kuehne & Nagel International AG (CHF)..    35,511      10,013,715
                                                         ---------------
                                                              18,021,982
                                                         ---------------

       MEDIA--3.4%
       Comcast Corp. (Special Class A) (b).... 2,575,955      66,176,284
       Gannett Co., Inc.......................   152,500       9,236,925
       Lagardere S.C.A. (EUR) (a).............   401,577      30,913,243
                                                         ---------------
                                                             106,326,452
                                                         ---------------

       MULTILINE RETAIL--3.6%
       Costco Wholesale Corp. (a)............. 2,311,300     114,340,011
                                                         ---------------

       OIL, GAS & CONSUMABLE FUELS--9.7%
       ConocoPhillips......................... 1,490,008      86,688,665
       Devon Energy Corp. (a)................. 1,363,616      85,280,545
       EOG Resources, Inc..................... 1,099,000      80,633,630
       Occidental Petroleum Corp..............   636,000      50,803,680
                                                         ---------------
                                                             303,406,520
                                                         ---------------

       PERSONAL PRODUCTS--0.8%
       Avon Products, Inc.....................   915,400      26,134,670
                                                         ---------------

       REAL ESTATE--1.6%
       CenterPoint Properties Trust (REIT) (a)    73,100       3,616,988
       General Growth Properties, Inc. (REIT). 1,008,178      47,374,284
                                                         ---------------
                                                              50,991,272
                                                         ---------------

       SOFTWARE--1.1%
       Microsoft Corp......................... 1,384,800      36,212,520
                                                         ---------------

       TOBACCO--5.5%
       Altria Group, Inc...................... 2,302,900     172,072,688
                                                         ---------------

       WIRELESS TELECOMMUNICATION SERVICES--0.3%
       SK Telecom Co., Ltd. (ADR) (a).........   534,100      10,836,889
                                                         ---------------
       Total Common Stock
        (Identified Cost $2,298,663,462)......             3,037,901,313
                                                         ---------------

      SHORT TERM INVESTMENTS--3.3%
                                                FACE
      SECURITY DESCRIPTION                     AMOUNT         VALUE*
      -------------------------------------------------------------------

      COMMERCIAL PAPER--3.3%
      Clipper Receivables Corp.
       4.200%, 01/03/06.................... $ 13,120,000 $    13,116,939
      San Paolo U.S. Financial Corp.
       4.320%, 01/03/06....................   20,000,000      19,995,200
       4.330%, 01/05/06....................   30,000,000      29,985,567
      Three Pillars Funding Corp.
       4.380%, 01/03/06....................   21,892,000      21,886,673
      UBS Americas, Inc.
       4.190%, 01/03/06....................   19,000,000      18,995,577
                                                         ---------------
      Total Short Term Investments
       (Amortized Cost $103,979,956).......                  103,979,956
                                                         ---------------
      Total Investments--100.0%
       (Identified Cost $2,402,643,418) (c)                3,141,881,269
      Liabilities in excess of other assets                     (763,915)
                                                         ---------------
      TOTAL NET ASSETS--100%...............              $ 3,141,117,354
                                                         ===============

(a) A PORTION OR ALL OF THE SECURITY WAS HELD ON LOAN. AS OF DECEMBER 31, 2005, THE MARKET VALUE OF SECURITIES LOANED WAS $166,909,895 AND THE COLLATERAL RECEIVED CONSISTED OF CASH IN THE AMOUNT OF $172,652,852.
(b)  NON-INCOME PRODUCING.
(c) THE AGGREGATE COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES AS OF DECEMBER 31, 2005 WAS $2,404,163,104 AND THE COMPOSITION OF UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENT SECURITIES WAS $790,331,503 AND $(52,613,338), RESPECTIVELY.
(ADR)--AN AMERICAN DEPOSITARY RECEIPT IS A CERTIFICATE ISSUED BY A CUSTODIAN BANK REPRESENTING THE RIGHT TO RECEIVE SECURITIES OF THE FOREIGN ISSUER DESCRIBED. TRADING ON EXCHANGES NOT LOCATED IN THE UNITED STATES OR CANADA SIGNIFICANTLY INFLUENCES THE VALUE OF ADRS.
(REIT)--A REAL ESTATE INVESTMENT TRUST IS A POOLED INVESTMENT VEHICLE THAT INVESTS PRIMARILY IN INCOME-PRODUCING REAL ESTATE OR REAL ESTATE RELATED LOANS OR INTEREST.
(CHF)--SWISS FRANC
(EUR)--EURO
(GBP)--BRITISH POUND
(HKD)--HONG KONG DOLLAR

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-127

METROPOLITAN SERIES FUND, INC.

 DAVIS VENTURE VALUE PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2005

     ASSETS
       Investments at value..................              $3,141,881,269
       Cash..................................                      16,971
       Collateral for securities loaned......                 172,652,852
       Receivable for:
        Fund shares sold.....................                   2,471,763
        Accrued interest and dividends.......                   4,752,854
                                                           --------------
         Total Assets........................               3,321,775,709
     LIABILITIES
       Payable for:
        Fund shares redeemed................. $  3,368,004
        Securities purchased.................    2,131,839
        Withholding taxes....................       94,421
        Return of collateral for securities
         loaned..............................  172,652,852
       Accrued expenses:
        Management fees......................    1,905,167
        Service and distribution fees........      192,676
        Deferred directors' fees.............       38,759
        Other expenses.......................      274,637
                                              ------------
         Total Liabilities...................                 180,658,355
                                                           --------------
     NET ASSETS..............................              $3,141,117,354
                                                           ==============
       Net assets consists of:
        Capital paid in......................              $2,500,256,109
        Undistributed net investment
         income..............................                  27,255,400
        Accumulated net realized losses......                (125,632,358)
        Unrealized appreciation on
         investments and foreign currency....                 739,238,203
                                                           --------------
     NET ASSETS..............................              $3,141,117,354
                                                           ==============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per
      share ($1,759,491,305 divided by
      56,932,235 shares outstanding).........              $        30.91
                                                           ==============
     CLASS B
     Net asset value and redemption price per
      share ($202,221,389 divided by
      6,584,076 shares outstanding)..........              $        30.71
                                                           ==============
     CLASS E
     Net asset value and redemption price per
      share ($1,179,404,660 divided by
      38,345,415 shares outstanding).........              $        30.76
                                                           ==============
     Identified cost of investments..........              $2,402,643,418
                                                           ==============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2005

    INVESTMENT INCOME
      Dividends..............................               $ 46,923,806(a)
      Interest...............................                  3,877,084(b)
                                                            ------------
                                                              50,800,890
    EXPENSES
      Management fees........................ $ 20,216,812
      Service and distribution fees--Class B.      304,037
      Service and distribution fees--Class E.    1,643,662
      Directors' fees and expenses...........       25,883
      Custodian..............................      423,973
      Audit and tax services.................       21,767
      Legal..................................       73,560
      Printing...............................      712,419
      Insurance..............................       49,716
      Miscellaneous..........................       20,291
                                              ------------
      Total expenses.........................   23,492,120
      Expense reductions.....................      (55,871)   23,436,249
                                              ------------  ------------
    NET INVESTMENT INCOME....................                 27,364,641
                                                            ------------
    REALIZED AND UNREALIZED GAIN
    Realized gain (loss) on:
      Investments--net.......................   59,342,292
      Foreign currency transactions--net.....      (31,091)   59,311,201
                                              ------------
    Unrealized appreciation on:
      Investments--net.......................  188,488,604
      Foreign currency transactions--net.....          531   188,489,135
                                              ------------  ------------
    Net gain.................................                247,800,336
                                                            ------------
    NET INCREASE IN NET ASSETS FROM
     OPERATIONS..............................               $275,164,977
                                                            ============

(a)NET OF FOREIGN TAXES OF $1,032,997.
(b)INCLUDES INCOME ON SECURITIES LOANED OF $285,704.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-128

METROPOLITAN SERIES FUND, INC.

 DAVIS VENTURE VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                            YEAR ENDED      YEAR ENDED
                                                           DECEMBER 31,    DECEMBER 31,
                                                               2005            2004
                                                          --------------  --------------
FROM OPERATIONS
  Net investment income.................................. $   27,364,641  $   18,706,761
  Net realized gain (loss)...............................     59,311,201     (11,181,329)
  Unrealized appreciation................................    188,489,135     253,601,543
                                                          --------------  --------------
  INCREASE IN NET ASSETS FROM OPERATIONS.................    275,164,977     261,126,975
                                                          --------------  --------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A..............................................    (12,161,501)     (5,085,084)
    Class B..............................................       (488,729)         (4,793)
    Class E..............................................     (5,843,078)     (5,090,726)
                                                          --------------  --------------
  TOTAL DISTRIBUTIONS....................................    (18,493,308)    (10,181,323)
                                                          --------------  --------------
  INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.    225,072,169     809,322,577
                                                          --------------  --------------
  TOTAL INCREASE IN NET ASSETS...........................    481,743,838   1,060,268,229
NET ASSETS
  Beginning of the period................................  2,659,373,516   1,599,105,287
                                                          --------------  --------------
  End of the period...................................... $3,141,117,354  $2,659,373,516
                                                          ==============  ==============
UNDISTRIBUTED NET INVESTMENT INCOME
  End of the period...................................... $   27,255,400  $   18,679,455
                                                          ==============  ==============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                            YEAR ENDED                  YEAR ENDED
                                                         DECEMBER 31, 2005           DECEMBER 31, 2004
                                                    --------------------------  --------------------------
                                                       SHARES          $           SHARES          $
                                                    -----------  -------------  -----------  -------------
CLASS A
  Sales............................................  24,267,256  $ 696,702,444   23,804,408  $ 650,651,338
  Reinvestments....................................     443,850     12,161,501      193,745      5,085,804
  Redemptions...................................... (17,871,273)  (505,915,641)  (7,321,122)  (191,979,808)
                                                    -----------  -------------  -----------  -------------
  Net increase.....................................   6,839,833  $ 202,948,304   16,677,031  $ 463,757,334
                                                    ===========  =============  ===========  =============
CLASS B
  Sales............................................   4,936,488  $ 142,580,985    2,052,930  $  54,140,216
  Reinvestments....................................      17,922        488,729          183          4,793
  Redemptions......................................    (376,267)   (10,934,192)     (68,895)    (1,799,621)
                                                    -----------  -------------  -----------  -------------
  Net increase.....................................   4,578,143  $ 132,135,522    1,984,218  $  52,345,388
                                                    ===========  =============  ===========  =============
CLASS E
  Sales............................................   7,342,613  $ 211,746,726   30,453,065  $ 784,767,765
  Reinvestments....................................     214,111      5,843,078      194,674      5,090,726
  Redemptions...................................... (11,543,168)  (327,601,461) (18,265,685)  (496,638,636)
                                                    -----------  -------------  -----------  -------------
  Net increase (decrease)..........................  (3,986,444) $(110,011,657)  12,382,054  $ 293,219,855
                                                    ===========  =============  ===========  =============
  Increase derived from capital share transactions.   7,431,532  $ 225,072,169   31,043,303  $ 809,322,577
                                                    ===========  =============  ===========  =============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-129

METROPOLITAN SERIES FUND, INC.

 DAVIS VENTURE VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                                                          CLASS A
                                                                                   -------------------------------------------
                                                                                                  YEAR ENDED DECEMBER 31,
                                                                                   -------------------------------------------
                                                                                      2005        2004       2003      2002
                                                                                   ----------  ----------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $    28.23  $    25.27  $  19.39  $  23.39
                                                                                   ----------  ----------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................       0.25        0.15      0.21      0.17
  Net realized and unrealized gain (loss) of investments..........................       2.63        2.96      5.75     (3.98)
                                                                                   ----------  ----------  --------  --------
  Total from investment operations................................................       2.88        3.11      5.96     (3.81)
                                                                                   ----------  ----------  --------  --------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................      (0.20)      (0.15)    (0.08)    (0.19)
  Distributions from net realized capital gains...................................       0.00        0.00      0.00      0.00
                                                                                   ----------  ----------  --------  --------
  Total distributions.............................................................      (0.20)      (0.15)    (0.08)    (0.19)
                                                                                   ----------  ----------  --------  --------
NET ASSET VALUE, END OF PERIOD.................................................... $    30.91  $    28.23  $  25.27  $  19.39
                                                                                   ==========  ==========  ========  ========
TOTAL RETURN (%)..................................................................       10.3        12.4      30.9     (16.4)
Ratio of operating expenses to average net assets before expense reductions (%)...       0.76        0.78      0.79      0.80
Ratio of operating expenses to average net assets after expense reductions (%) (d)       0.76        0.77      0.79      0.78
Ratio of net investment income to average net assets (%)..........................       1.05        0.97      0.95      0.79
Portfolio turnover rate (%).......................................................         27           5        12        24
Net assets, end of period (000)................................................... $1,759,491  $1,413,953  $844,547  $675,704

                                                                                   ---------

                                                                                   ---------
                                                                                     2001
                                                                                   --------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $  29.20
                                                                                   --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................     0.12
  Net realized and unrealized gain (loss) of investments..........................    (3.07)
                                                                                   --------
  Total from investment operations................................................    (2.95)
                                                                                   --------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................    (0.15)
  Distributions from net realized capital gains...................................    (2.71)
                                                                                   --------
  Total distributions.............................................................    (2.86)
                                                                                   --------
NET ASSET VALUE, END OF PERIOD.................................................... $  23.39
                                                                                   ========
TOTAL RETURN (%)..................................................................    (11.1)
Ratio of operating expenses to average net assets before expense reductions (%)...     0.83
Ratio of operating expenses to average net assets after expense reductions (%) (d)     0.82
Ratio of net investment income to average net assets (%)..........................     0.55
Portfolio turnover rate (%).......................................................       21
Net assets, end of period (000)................................................... $878,630

                                                                                                     CLASS B
                                                                                   ----------------------------------------
                                                                                                              JULY 30, 2002/(A)/
                                                                                    YEAR ENDED DECEMBER 31,        THROUGH
                                                                                   -------------------------    DECEMBER 31,
                                                                                     2005      2004    2003         2002
                                                                                   --------  -------  ------  -----------------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $  28.07  $ 25.18  $19.33       $19.64
                                                                                   --------  -------  ------       ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................     0.17     0.14    0.07         0.04
  Net realized and unrealized gain (loss) of investments..........................     2.62     2.86    5.85        (0.35)
                                                                                   --------  -------  ------       ------
  Total from investment operations................................................     2.79     3.00    5.92        (0.31)
                                                                                   --------  -------  ------       ------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................    (0.15)   (0.11)  (0.07)        0.00
                                                                                   --------  -------  ------       ------
  Total distributions.............................................................    (0.15)   (0.11)  (0.07)        0.00
                                                                                   --------  -------  ------       ------
NET ASSET VALUE, END OF PERIOD.................................................... $  30.71  $ 28.07  $25.18       $19.33
                                                                                   ========  =======  ======       ======
TOTAL RETURN (%)..................................................................     10.0     12.0    30.7         (1.6)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...     1.02     1.03    1.04         1.05 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)     1.01     1.02    1.04         1.03 (c)
Ratio of net investment income to average net assets (%)..........................     0.77     0.92    0.73         0.52 (c)
Portfolio turnover rate (%).......................................................       27        5      12           24
Net assets, end of period (000)................................................... $202,221  $56,301  $  547       $    1

(a)  COMMENCEMENT OF OPERATIONS.
(b)  PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)  COMPUTED ON AN ANNUALIZED BASIS.
(d) THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-130

METROPOLITAN SERIES FUND, INC.

 DAVIS VENTURE VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS--(CONTINUED)


                                                                                                                CLASS E
                                                                                   -------------------------------------------

                                                                                             YEAR ENDED DECEMBER 31,
                                                                                   ------------------------------------------
                                                                                      2005        2004       2003      2002
                                                                                   ----------  ----------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $    28.09  $    25.18  $  19.33  $  23.35
                                                                                   ----------  ----------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................       0.27        0.23      0.14      0.16
  Net realized and unrealized gain (loss) of investments..........................       2.56        2.82      5.78     (4.01)
                                                                                   ----------  ----------  --------  --------
  Total from investment operations................................................       2.83        3.05      5.92     (3.85)
                                                                                   ----------  ----------  --------  --------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................      (0.16)      (0.14)    (0.07)    (0.17)
                                                                                   ----------  ----------  --------  --------
  Total distributions.............................................................      (0.16)      (0.14)    (0.07)    (0.17)
                                                                                   ----------  ----------  --------  --------
NET ASSET VALUE, END OF PERIOD.................................................... $    30.76  $    28.09  $  25.18  $  19.33
                                                                                   ==========  ==========  ========  ========
TOTAL RETURN (%)..................................................................       10.1        12.1      30.7     (16.6)
Ratio of operating expenses to average net assets before expense reductions (%)...       0.91        0.93      0.94      0.95
Ratio of operating expenses to average net assets after expense reductions (%) (d)       0.91        0.92      0.94      0.93
Ratio of net investment income to average net assets (%)..........................       0.88        0.85      0.81      0.64
Portfolio turnover rate (%).......................................................         27           5        12        24
Net assets, end of period (000)................................................... $1,179,405  $1,189,119  $754,011  $223,228

                                                                                   ------------------
                                                                                   FEBRUARY 20, 2001/(A)/
                                                                                          THROUGH
                                                                                       DECEMBER 31,
                                                                                           2001
                                                                                   ---------------------
NET ASSET VALUE, BEGINNING OF PERIOD..............................................        $ 25.29
                                                                                          -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................           0.02
  Net realized and unrealized gain (loss) of investments..........................          (1.96)
                                                                                          -------
  Total from investment operations................................................          (1.94)
                                                                                          -------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................           0.00
                                                                                          -------
  Total distributions.............................................................           0.00
                                                                                          -------
NET ASSET VALUE, END OF PERIOD....................................................        $ 23.35
                                                                                          =======
TOTAL RETURN (%)..................................................................           (7.7)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...           0.98 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)           0.97 (c)
Ratio of net investment income to average net assets (%)..........................           0.47 (c)
Portfolio turnover rate (%).......................................................             21
Net assets, end of period (000)...................................................        $42,132

(a)  COMMENCEMENT OF OPERATIONS.
(b)  PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)  COMPUTED ON AN ANNUALIZED BASIS.
(d) THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-131

METROPOLITAN SERIES FUND, INC.

 FI VALUE LEADERS PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--99.7% OF TOTAL NET ASSETS


           SECURITY DESCRIPTION                 SHARES     VALUE*
           ----------------------------------------------------------

           AEROSPACE & DEFENSE--1.0%
           Goodrich Corp.......................  54,000 $   2,219,400
           Hexcel Corp.........................  35,400       638,970
           K&F Industries Holdings, Inc........   5,400        82,944
           Raytheon Co.........................  21,200       851,180
           United Technologies Corp............  43,400     2,426,494
                                                        -------------
                                                            6,218,988
                                                        -------------

           AIR FREIGHT & LOGISTICS--0.2%
           EGL, Inc............................  36,400     1,367,548
                                                        -------------

           AIRLINES--0.8%
           ACE Aviation Holdings, Inc.(CAD) (a)  32,400     1,055,963
           AirTran Holdings, Inc. (a)..........  82,300     1,319,269
           JetBlue Airways Corp. (a)...........  75,000     1,153,500
           Southwest Airlines Co...............  42,400       696,632
           US Airways Group, Inc...............  10,300       382,542
                                                        -------------
                                                            4,607,906
                                                        -------------

           AUTO COMPONENTS--0.1%
           Gentex Corp.........................  18,200       354,900
                                                        -------------

           AUTOMOBILES--0.2%
           Ford Motor Co. (a).................. 151,700     1,171,124
                                                        -------------

           BEVERAGES--0.8%
           Coca-Cola Enterprises, Inc..........  60,600     1,161,702
           Diageo, Plc. (ADR)..................  14,700       857,010
           PepsiCo, Inc........................  10,100       596,708
           The Coca-Cola Co....................  59,400     2,394,414
                                                        -------------
                                                            5,009,834
                                                        -------------

           BIOTECHNOLOGY--2.8%
           Amgen, Inc. (a).....................  17,300     1,364,278
           Biogen Idec, Inc. (a)...............  47,700     2,162,241
           BioMarin Pharmaceutical, Inc........ 102,300     1,102,794
           Cephalon, Inc. (a).................. 118,400     7,665,216
           Connetics Corp......................  12,200       176,290
           Genentech, Inc. (a).................   8,600       795,500
           ImClone Systems, Inc. (a)...........  36,900     1,263,456
           MedImmune, Inc. (a).................  55,900     1,957,618
           Serologicals Corp. (a)..............  18,700       369,138
                                                        -------------
                                                           16,856,531
                                                        -------------

           BUILDING PRODUCTS--0.3%
           Masco Corp..........................  17,800       537,382
           Watsco, Inc.........................  20,200     1,208,162
                                                        -------------
                                                            1,745,544
                                                        -------------

           CAPITAL MARKETS--3.3%
           IntercontinentalExchange, Inc. (a)..     900        32,715
           Investors Financial Services Corp...  24,900       917,067
           Lehman Brothers Holdings, Inc.......  15,800     2,025,086
           Merrill Lynch & Co., Inc............  85,500     5,790,915
           Morgan Stanley......................  80,800     4,584,592
           State Street Corp...................  76,900     4,263,336

         SECURITY DESCRIPTION                      SHARES     VALUE*
         --------------------------------------------------------------

         CAPITAL MARKETS--(CONTINUED)
         The Bear Stearns Co., Inc................   5,950 $   687,404
         The Charles Schwab Corp.................. 114,000   1,672,380
                                                           -----------
                                                            19,973,495
                                                           -----------

         CHEMICALS--3.1%
         Chemtura Corp............................  39,600     502,920
         E. I. du Pont de Nemours & Co............ 164,900   7,008,250
         Ecolab, Inc..............................  29,400   1,066,338
         Georgia Gulf Corp........................  31,200     949,104
         Lyondell Chemical Co..................... 125,115   2,980,239
         Monsanto Co..............................   4,900     379,897
         Mosaic Co.(a)............................  61,800     904,134
         NOVA Chemicals Corp......................  11,400     380,760
         NOVA Chemicals Corp. (Toronto)(CAD)......  10,000     332,862
         Praxair, Inc.............................  46,700   2,473,232
         Rockwood Holdings, Inc...................  43,800     864,174
         Rohm & Haas Co...........................  16,800     813,456
                                                           -----------
                                                            18,655,366
                                                           -----------

         COMMERCIAL BANKS--4.7%
         Banco Bradesco S.A. (ADR)................  61,300   1,786,895
         Bank of America Corp..................... 224,754  10,372,397
         Golden West Financial Corp...............  14,600     963,600
         Hudson City Bancorp, Inc.................  54,900     665,388
         Korea Exchange Bank(KRW)................. 167,810   2,316,092
         UBS AG...................................  18,300   1,741,245
         UCBH Holdings, Inc.......................  67,000   1,197,960
         W Holding Co., Inc.......................  45,288     372,720
         Wachovia Corp............................ 124,874   6,600,840
         Wells Fargo & Co.........................  40,800   2,563,464
                                                           -----------
                                                            28,580,601
                                                           -----------

         COMMERCIAL SERVICES & SUPPLIES--1.0%
         Ceridian Corp. (a).......................  72,100   1,791,685
         Emdeon Corp. (a).........................  93,800     793,548
         Equifax, Inc.............................  16,400     623,528
         Robert Half International, Inc...........  63,100   2,390,859
         The Brinks Co............................  13,400     641,994
                                                           -----------
                                                             6,241,614
                                                           -----------

         COMMUNICATIONS EQUIPMENT--0.9%
         Comverse Technology, Inc. (a)............  86,000   2,286,740
         Extreme Networks, Inc....................  98,100     465,975
         Motorola, Inc............................  37,600     849,384
         Nokia Corp. (ADR)........................ 119,500   2,186,850
                                                           -----------
                                                             5,788,949
                                                           -----------

         COMPUTERS & PERIPHERALS--2.4%
         EMC Corp. (a)............................  33,500     456,270
         Hewlett-Packard Co....................... 319,100   9,135,833
         Lexmark International, Inc. (Class A) (a)  10,500     470,715
         Palm, Inc................................  42,600   1,354,680
         Seagate Technology....................... 121,400   2,426,786
         Western Digital Corp. (a)................  39,500     735,095
                                                           -----------
                                                            14,579,379
                                                           -----------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-132

METROPOLITAN SERIES FUND, INC.

 FI VALUE LEADERS PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


            SECURITY DESCRIPTION               SHARES     VALUE*
            -------------------------------------------------------

            CONSTRUCTION & ENGINEERING--1.4%
            Dycom Industries, Inc. (a)........  62,900 $ 1,383,800
            Fluor Corp........................  56,900   4,396,094
            Jacobs Engineering Group, Inc. (a)  30,900   2,097,183
            MasTec, Inc. (a)..................  55,500     581,085
                                                       -----------
                                                         8,458,162
                                                       -----------

            CONSTRUCTION MATERIALS--0.2%
            Martin Marietta Materials, Inc....  16,800   1,288,896
                                                       -----------

            CONTAINERS & PACKAGING--1.0%
            Crown Holdings, Inc...............  25,200     492,156
            Owens-Illinois, Inc. (a)..........  79,900   1,681,096
            Packaging Corp. of America........  90,700   2,081,565
            Smurfit-Stone Container Corp. (a). 146,583   2,077,081
                                                       -----------
                                                         6,331,898
                                                       -----------

            DISTRIBUTORS--0.3%
            WESCO International, Inc..........  38,100   1,628,013
                                                       -----------

            DIVERSIFIED CONSUMER SERVICES--0.2%
            Apollo Group, Inc. (Class A) (a)..  21,600   1,305,936
                                                       -----------

            DIVERSIFIED FINANCIAL SERVICES--3.5%
            Citigroup, Inc.................... 151,466   7,350,645
            Doral Financial Corp.............. 100,400   1,064,240
            JPMorgan Chase & Co............... 251,528   9,983,146
            Nomura Holdings, Inc.(JPY)........ 116,000   2,228,053
            Nuveen Investments, Inc. (Class A)  15,400     656,348
                                                       -----------
                                                        21,282,432
                                                       -----------

            DIVERSIFIED TELECOMMUNICATION SERVICES--1.3%
            AT&T, Inc......................... 249,000   6,098,010
            Covad Communications Group, Inc... 458,119     448,957
            Verizon Communications, Inc.......  37,800   1,138,536
                                                       -----------
                                                         7,685,503
                                                       -----------

            ELECTRIC UTILITIES--0.9%
            CMS Energy Corp. (a)..............  91,300   1,324,763
            PG&E Corp.........................  33,100   1,228,672
            PPL Corp..........................  66,200   1,946,280
            The AES Corp. (a).................  61,300     970,379
                                                       -----------
                                                         5,470,094
                                                       -----------

            ELECTRICAL EQUIPMENT--0.4%
            ABB, Ltd. (ADR)...................  36,000     349,920
            Rockwell Automation, Inc..........  33,200   1,964,112
                                                       -----------
                                                         2,314,032
                                                       -----------

            ELECTRONIC EQUIPMENT & INSTRUMENTS--3.0%
            Agilent Technologies, Inc. (a).... 145,100   4,830,379
            Jabil Circuit, Inc. (a)...........  30,400   1,127,536
            PerkinElmer, Inc.................. 105,400   2,483,224
            Samsung Electronics Co., Ltd.(KRW)   3,040   1,956,981
            Symbol Technologies, Inc.......... 144,200   1,848,644

            SECURITY DESCRIPTION                SHARES     VALUE*
            --------------------------------------------------------

            ELECTRONIC EQUIPMENT & INSTRUMENTS--(CONTINUED)
            Thermo Electron Corp. (a).......... 109,700 $ 3,305,261
            Trimble Navigation, Ltd. (a).......  30,000   1,064,700
            Vishay Intertechnology, Inc. (a)... 109,800   1,510,848
                                                        -----------
                                                         18,127,573
                                                        -----------

            ENERGY EQUIPMENT & SERVICES--5.8%
            BJ Services Co.....................  93,400   3,424,978
            FMC Technologies, Inc. (a).........  39,200   1,682,464
            GlobalSantaFe Corp.................  65,300   3,144,195
            Halliburton Co..................... 149,900   9,287,804
            National-Oilwell Varco, Inc. (a)... 108,923   6,829,472
            Noble Corp.........................  18,600   1,312,044
            Pride International, Inc. (a)......  88,900   2,733,675
            Schlumberger, Ltd..................  43,400   4,216,310
            Smith International, inc. (a)......  64,800   2,404,728
                                                        -----------
                                                         35,035,670
                                                        -----------

            FOOD & STAPLES RETAILING--1.5%
            CVS Corp...........................  24,800     655,216
            Safeway, Inc. (a)..................  75,200   1,779,232
            The Kroger Co. (a)................. 200,500   3,785,440
            Wal-Mart Stores, Inc...............  52,300   2,447,640
            Walgreen Co........................  11,700     517,842
                                                        -----------
                                                          9,185,370
                                                        -----------

            FOOD PRODUCTS--0.5%
            Nestle S.A.(CHF)...................   5,242   1,564,200
            Tyson Foods, Inc. (Class A)........  73,900   1,263,690
                                                        -----------
                                                          2,827,890
                                                        -----------

            HEALTH CARE EQUIPMENT & SUPPLIES--2.9%
            Baxter International, Inc.......... 245,500   9,243,075
            C.R. Bard, Inc.....................  14,300     942,656
            Cooper Cos., Inc...................   9,200     471,960
            Foxhollow Technologies, Inc. (a)...   2,200      65,538
            IMS Health, Inc....................  34,800     867,216
            Inverness Medical Innovations, Inc.  41,600     986,336
            Medtronic, Inc.....................  31,700   1,824,969
            Varian, Inc. (a)...................  15,800     628,682
            Waters Corp. (a)...................  62,100   2,347,380
                                                        -----------
                                                         17,377,812
                                                        -----------

            HEALTH CARE PROVIDERS & SERVICES--1.3%
            Community Health Systems, Inc. (a).  22,700     870,318
            McKesson Corp......................  13,200     680,988
            Psychiatric Solutions, Inc. (a)....  22,200   1,304,028
            Service Corp. International........ 153,300   1,253,994
            Sierra Health Services, Inc. (a)...  11,400     911,544
            UnitedHealth Group, Inc............  42,100   2,616,094
            WebMD Health Corp. (a).............  20,600     598,430
                                                        -----------
                                                          8,235,396
                                                        -----------

            HOTELS, RESTAURANTS & LEISURE--0.5%
            McDonald's Corp....................  71,800   2,421,096

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-133

METROPOLITAN SERIES FUND, INC.

 FI VALUE LEADERS PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


     SECURITY DESCRIPTION                             SHARES     VALUE*
     ---------------------------------------------------------------------

     HOTELS, RESTAURANTS & LEISURE--(CONTINUED)
     Red Robin Gourmet Burgers, Inc. (a).............  14,600 $   744,016
     Ruth's Chris Steak House, Inc...................   1,100      19,910
                                                              -----------
                                                                3,185,022
                                                              -----------

     HOUSEHOLD DURABLES--0.6%
     D.R. Horton, Inc................................  26,500     946,845
     KB HOME.........................................   8,600     624,876
     Sony Corp. (ADR)................................  52,800   2,154,240
                                                              -----------
                                                                3,725,961
                                                              -----------

     HOUSEHOLD PRODUCTS--1.1%
     Colgate-Palmolive Co............................ 120,800   6,625,880
                                                              -----------

     INDEPENDENT POWER PRODUCERS & ENERGY TRADERS--0.1%
     TXU Corp........................................   8,200     411,558
                                                              -----------

     INDUSTRIAL CONGLOMERATES--8.1%
     3M Co...........................................   7,000     542,500
     General Electric Co............................. 506,800  17,763,340
     Honeywell International, Inc.................... 611,700  22,785,825
     Smiths Group, Plc.(GBP)......................... 103,700   1,864,320
     Tyco International, Ltd......................... 208,900   6,028,854
                                                              -----------
                                                               48,984,839
                                                              -----------

     INSURANCE--10.3%
     ACE, Ltd........................................ 128,700   6,877,728
     American International Group, Inc............... 402,600  27,469,398
     Aspen Insurance Holdings, Ltd...................  49,000   1,159,830
     Endurance Specialty Holdings, Ltd...............  18,500     663,225
     Hilb, Rogal & Hamilton Co.......................  43,700   1,682,887
     Montpelier Re Holdings, Ltd.....................  16,500     311,850
     Munchener Ruckversicherungs-Gesellschaft AG(EUR)   8,000   1,083,594
     PartnerRe, Ltd..................................  61,200   4,019,004
     Platinum Underwriters Holdings, Ltd.............  27,100     841,997
     Scottish Re Group, Ltd..........................  34,800     854,340
     Swiss Reinsurance Co.(CHF)......................  13,471     985,587
     The Chubb Corp..................................   3,200     312,480
     The Hartford Financial Services Group, Inc......  75,600   6,493,284
     The Navigators Group, Inc. (a)..................   6,400     279,104
     The St. Paul Travelers Cos., Inc................  61,100   2,729,337
     W.R. Berkley Corp............................... 101,950   4,854,859
     XL Capital, Ltd. (Class A)......................  29,100   1,960,758
                                                              -----------
                                                               62,579,262
                                                              -----------

     INTERNET & CATALOG RETAIL--0.9%
     Coldwater Creek, Inc. (a).......................  42,100   1,285,313
     eBay, Inc. (a)..................................  90,600   3,918,450
                                                              -----------
                                                                5,203,763
                                                              -----------

     INTERNET SOFTWARE & SERVICES--1.0%
     Digital River, Inc..............................  12,400     368,776
     Expedia, Inc. (a)...............................  13,500     323,460
     Google, Inc. (Class A) (a)......................   7,800   3,235,908

      SECURITY DESCRIPTION                            SHARES     VALUE*
      --------------------------------------------------------------------

      INTERNET SOFTWARE & SERVICES--(CONTINUED)
      IAC/InterActiveCorp............................  22,500 $   636,975
      Yahoo!, Inc. (a)...............................  35,100   1,375,218
                                                              -----------
                                                                5,940,337
                                                              -----------

      IT SERVICES--0.6%
      First Data Corp................................  50,200   2,159,102
      NAVTEQ, Inc. (a)...............................  36,500   1,601,255
                                                              -----------
                                                                3,760,357
                                                              -----------

      LEISURE EQUIPMENT & PRODUCTS--1.2%
      Eastman Kodak Co............................... 263,600   6,168,240
      Leapfrog Enterprises, Inc......................  86,700   1,010,055
                                                              -----------
                                                                7,178,295
                                                              -----------

      MACHINERY--0.8%
      Briggs & Stratton Corp.........................  12,300     477,117
      Deere & Co.....................................  29,100   1,982,001
      Dionex Corp. (a)...............................  17,400     853,992
      ITT Industries, Inc............................   8,500     873,970
      Watts Industries, Inc..........................  30,200     914,758
                                                              -----------
                                                                5,101,838
                                                              -----------

      MARINE--0.1%
      Overseas Shipholding Group, Inc................   9,200     463,588
                                                              -----------

      MEDIA--3.4%
      CCE Spinco, Inc................................   6,738      88,261
      Clear Channel Communications, Inc..............  53,900   1,695,155
      Clear Channel Outdoor Holdings, Inc. (a).......  31,800     637,590
      Lamar Advertising Co. (Class A)................  76,200   3,515,868
      News Corp. (Class A)...........................  57,322     891,357
      Omnicom Group, Inc.............................   7,300     621,449
      The Reader's Digest Association, Inc. (Class A)  38,300     582,926
      The Walt Disney Co............................. 116,400   2,790,108
      Time Warner, Inc............................... 225,300   3,929,232
      Univision Communications, Inc. (Class A) (a)... 185,200   5,443,028
      Viacom, Inc. (Class B).........................  22,533     734,576
                                                              -----------
                                                               20,929,550
                                                              -----------

      METALS & MINING--1.9%
      Alcoa, Inc.....................................  50,800   1,502,156
      CONSOL Energy, Inc. (a)........................  10,400     677,872
      Freeport-McMoRan Copper & Gold, Inc. (Class B).  29,800   1,603,240
      International Coal Group, Inc. (a).............  28,900     274,550
      Massey Energy Co...............................  36,600   1,386,042
      Newmont Mining Corp............................ 119,800   6,397,320
                                                              -----------
                                                               11,841,180
                                                              -----------

      MULTILINE RETAIL--0.3%
      Federated Department Stores, Inc...............  24,600   1,631,718
                                                              -----------

      OFFICE ELECTRONICS--0.2%
      Xerox Corp. (a)................................  90,800   1,330,220
                                                              -----------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-134

METROPOLITAN SERIES FUND, INC.

 FI VALUE LEADERS PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


       SECURITY DESCRIPTION                         SHARES     VALUE*
       -----------------------------------------------------------------

       OIL, GAS & CONSUMABLE FUELS--7.1%
       Amerada Hess Corp...........................  14,300 $ 1,813,526
       Apache Corp.................................  18,100   1,240,212
       Chevron Corp................................  96,500   5,478,305
       ConocoPhillips..............................  33,444   1,945,772
       Devon Energy Corp...........................   9,700     606,638
       El Paso Corp................................ 118,700   1,443,392
       Exxon Mobil Corp............................ 291,300  16,362,321
       Houston Exploration Co......................  33,000   1,742,400
       Occidental Petroleum Corp...................  23,700   1,893,156
       OMI Corp....................................  56,300   1,021,845
       Quicksilver Resources, Inc. (a).............  88,000   3,696,880
       Valero Energy Corp..........................  69,800   3,601,680
       XTO Energy, Inc.............................  50,000   2,197,000
                                                            -----------
                                                             43,043,127
                                                            -----------

       PERSONAL PRODUCTS--0.2%
       Avon Products, Inc..........................  45,600   1,301,880
                                                            -----------

       PHARMACEUTICALS--5.0%
       Allergan, Inc...............................  11,100   1,198,356
       Alnylam Pharmaceuticals, Inc................  92,200   1,231,792
       Johnson & Johnson...........................  10,300     619,030
       Merck & Co., Inc............................ 150,900   4,800,129
       Pfizer, Inc................................. 409,500   9,549,540
       Schering-Plough Corp........................ 236,100   4,922,685
       Teva Pharmaceutical Industries, Ltd. (ADR)..  47,800   2,055,878
       Wyeth....................................... 135,500   6,242,485
                                                            -----------
                                                             30,619,895
                                                            -----------

       REAL ESTATE--1.0%
       Apartment Investment & Management Co. (REIT)
        (Class A)..................................  31,000   1,173,970
       Equity Lifestyle Properties, Inc. (REIT)....  14,400     640,800
       Equity Residential (REIT)...................  54,100   2,116,392
       General Growth Properties, Inc. (REIT)......  42,100   1,978,279
                                                            -----------
                                                              5,909,441
                                                            -----------

       ROAD & RAIL--0.6%
       Norfolk Southern Corp.......................  84,400   3,783,652
                                                            -----------

       SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--1.6%
       Altera Corp. (a)............................  30,900     572,577
       Analog Devices, Inc.........................  41,800   1,499,366
       Cabot Microelectronics Corp. (a)............  16,300     478,079
       Freescale Semiconductor, Inc. (Class A) (a).  57,000   1,435,830
       Intel Corp.................................. 115,500   2,882,880
       Marvell Technology Group, Ltd. (a)..........   6,100     342,149
       Maxim Integrated Products, Inc..............  35,800   1,297,392
       Micron Technology, Inc. (a).................  60,600     806,586
       PMC-Sierra, Inc. (a)........................  50,837     391,953
                                                            -----------
                                                              9,706,812
                                                            -----------

           SECURITY DESCRIPTION                  SHARES     VALUE*
           ----------------------------------------------------------

           SOFTWARE--1.6%
           BEA Systems, Inc..................... 117,400 $  1,103,560
           Cognos, Inc..........................  12,400      430,404
           Macrovision Corp. (a)................  23,700      396,501
           Microsoft Corp....................... 178,300    4,662,545
           Symantec Corp. (a)................... 101,900    1,783,250
           TradeStation Group, Inc..............  88,700    1,098,106
           Ulticom, Inc.........................  32,000      313,920
                                                         ------------
                                                            9,788,286
                                                         ------------

           SPECIALTY RETAIL--1.3%
           Circuit City Stores, Inc.............  28,900      652,851
           Staples, Inc.........................  67,300    1,528,383
           The Gymboree Corp. (a)...............  18,400      430,560
           The Home Depot, Inc.................. 106,250    4,301,000
           Urban Outfitters, Inc. (a)...........  40,100    1,014,931
                                                         ------------
                                                            7,927,725
                                                         ------------

           TEXTILES, APPAREL & LUXURY GOODS--0.1%
           Deckers Outdoor Corp.................  18,300      505,446
           Maidenform Brands, Inc...............   2,200       27,852
           Under Armour, Inc. (a)...............     500       19,155
                                                         ------------
                                                              552,453
                                                         ------------

           THRIFTS & MORTGAGE FINANCE--1.1%
           Federal Home Loan Mortgage Corp......  34,100    2,228,435
           Federal National Mortgage Association  84,800    4,139,088
           Sovereign Bancorp, Inc...............  27,700      598,874
                                                         ------------
                                                            6,966,397
                                                         ------------

           TOBACCO--1.4%
           Altria Group, Inc.................... 116,900    8,734,768
                                                         ------------

           WIRELESS TELECOMMUNICATION SERVICES--1.8%
           American Tower Corp. (Class A) (a)... 156,700    4,246,570
           Leap Wireless International, Inc.....  23,800      901,544
           Sprint Nextel Corp................... 244,570    5,713,155
                                                         ------------
                                                           10,861,269
                                                         ------------
           Total Common Stock
            (Identified Cost $538,124,827)......          605,795,529
                                                         ------------
           Total Investments--99.7%
            (Identified Cost $538,124,827) (b)..          605,795,529
           Other assets less liabilities........            1,929,336
                                                         ------------
           TOTAL NET ASSETS--100%...............         $607,724,865
                                                         ============

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-135

METROPOLITAN SERIES FUND, INC.

 FI VALUE LEADERS PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005



(a)  NON-INCOME PRODUCING.
(b) THE AGGREGATE COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES AS OF DECEMBER 31, 2005 WAS $542,697,552 AND THE COMPOSITION OF UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENT SECURITIES WAS $71,797,111 AND $(8,699,134), RESPECTIVELY.
(ADR)--AN AMERICAN DEPOSITARY RECEIPT IS A CERTIFICATE ISSUED BY A CUSTODIAN BANK REPRESENTING THE RIGHT TO RECEIVE SECURITIES OF THE FOREIGN ISSUER DESCRIBED. TRADING ON EXCHANGES NOT LOCATED IN THE UNITED STATES OR CANADA SIGNIFICANTLY INFLUENCES THE VALUE OF ADRS.
(REIT)--A REAL ESTATE INVESTMENT TRUST IS A POOLED INVESTMENT VEHICLE THAT INVESTS PRIMARILY IN INCOME-PRODUCING REAL ESTATE OR REAL ESTATE RELATED LOANS OR INTEREST.
(CAD)--CANADIAN DOLLAR
(CHF)--SWISS FRANC
(EUR)--EURO
(GBP)--BRITISH POUND
(JPY)--JAPANESE YEN
(KRW)--SOUTH KOREAN WON

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-136

METROPOLITAN SERIES FUND, INC.

 FI VALUE LEADERS PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2005

       ASSETS
         Investments at value.....................          $605,795,529
         Cash.....................................             2,585,918
         Receivable for:
          Securities sold.........................               202,096
          Fund shares sold........................               367,810
          Accrued interest and dividends..........               804,743
          Foreign taxes...........................                 1,152
                                                            ------------
           Total Assets...........................           609,757,248
       LIABILITIES
         Payable for:
          Fund shares redeemed.................... $791,172
          Securities purchased....................  767,731
         Accrued expenses:
          Management fees.........................  342,191
          Service and distribution fees...........   11,568
          Deferred Directors' fees................   24,089
          Other expenses..........................   95,632
                                                   --------
           Total Liabilities......................             2,032,383
                                                            ------------
       NET ASSETS.................................          $607,724,865
                                                            ============
         Net assets consists of:
          Capital paid in.........................          $548,549,298
          Undistributed net investment income.....             5,269,677
          Accumulated net realized losses.........           (13,764,812)
          Unrealized appreciation on investments..            67,670,702
                                                            ------------
       NET ASSETS.................................          $607,724,865
                                                            ============
       Computation of offering price:
       CLASS A
       Net asset value and redemption price per
        share ($533,728,922 divided by
        2,764,312 shares outstanding).............          $     193.08
                                                            ============
       CLASS B
       Net asset value and redemption price per
        share ($27,141,277 divided by
        141,168 shares outstanding)...............          $     192.26
                                                            ============
       CLASS E
       Net asset value and redemption price per
        share ($46,854,666 divided by
        243,526 shares outstanding)...............          $     192.40
                                                            ============
       Identified cost of investments.............          $538,124,827
                                                            ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2005

     INVESTMENT INCOME
       Dividends..............................              $ 9,453,845(a)
       Interest...............................                    7,873
                                                            -----------
                                                              9,461,718
     EXPENSES
       Management fees........................ $ 3,856,709
       Service and distribution fees--Class B.      39,119
       Service and distribution fees--Class E.      60,711
       Directors' fees and expenses...........      24,586
       Custodian..............................     183,944
       Audit and tax services.................      21,767
       Legal..................................      24,655
       Printing...............................     146,949
       Insurance..............................      11,717
       Miscellaneous..........................       8,373
                                               -----------
       Total expenses.........................   4,378,530
       Expense reductions.....................    (228,451)   4,150,079
                                               -----------  -----------
     NET INVESTMENT INCOME....................                5,311,639
                                                            -----------
     REALIZED AND UNREALIZED GAIN (LOSS)
     Realized gain (loss) on:
       Investments--net.......................  61,724,615
       Foreign currency transactions--net.....     (14,951)  61,709,664
                                               -----------
     Unrealized depreciation on:
       Investments--net.......................               (7,766,702)
                                                            -----------
       Net gain...............................               53,942,962
                                                            -----------
     NET INCREASE IN NET ASSETS FROM
      OPERATIONS..............................              $59,254,601
                                                            ===========

(a)NET OF FOREIGN TAXES OF $35,332.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-137

METROPOLITAN SERIES FUND, INC.

 FI VALUE LEADERS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                           YEAR ENDED    YEAR ENDED
                                                          DECEMBER 31,  DECEMBER 31,
                                                              2005          2004
                                                          ------------  ------------
FROM OPERATIONS
  Net investment income.................................. $  5,311,639  $  6,918,009
  Net realized gain......................................   61,709,664    62,218,808
  Unrealized appreciation (depreciation).................   (7,766,702)    3,653,711
                                                          ------------  ------------
  INCREASE IN NET ASSETS FROM OPERATIONS.................   59,254,601    72,790,528
                                                          ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A..............................................   (6,047,937)   (7,094,897)
    Class B..............................................     (120,604)       (2,208)
    Class E..............................................     (413,560)     (304,237)
                                                          ------------  ------------
  TOTAL DISTRIBUTIONS....................................   (6,582,101)   (7,401,342)
                                                          ------------  ------------
  DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.  (33,772,938)  (59,561,647)
                                                          ------------  ------------
  TOTAL INCREASE IN NET ASSETS...........................   18,899,562     5,827,539

NET ASSETS
  Beginning of the period................................  588,825,303   582,997,764
                                                          ------------  ------------
  End of the period...................................... $607,724,865  $588,825,303
                                                          ============  ============
UNDISTRIBUTED NET INVESTMENT INCOME
  End of the period...................................... $  5,269,677  $  6,868,129
                                                          ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                           YEAR ENDED               YEAR ENDED
                                                       DECEMBER 31, 2005        DECEMBER 31, 2004
                                                    -----------------------  -----------------------
                                                     SHARES         $         SHARES         $
                                                    --------  -------------  --------  -------------
CLASS A
  Sales............................................  181,830  $  32,996,068   186,967  $  29,859,340
  Reinvestments....................................   35,587      6,047,937    44,729      7,094,897
  Redemptions...................................... (581,749)  (104,361,516) (689,862)  (110,388,310)
                                                    --------  -------------  --------  -------------
  Net decrease..................................... (364,332) $ (65,317,511) (458,166) $ (73,434,073)
                                                    ========  =============  ========  =============
CLASS B
  Sales............................................  132,163  $  23,756,181    30,946  $   5,052,632
  Reinvestments....................................      711        120,604        14          2,208
  Redemptions......................................  (21,899)    (3,949,132)   (1,582)      (265,616)
                                                    --------  -------------  --------  -------------
  Net increase.....................................  110,975  $  19,927,653    29,378  $   4,789,224
                                                    ========  =============  ========  =============
CLASS E
  Sales............................................  133,411  $  23,750,185    84,388  $  13,483,688
  Reinvestments....................................    2,439        413,560     1,923        304,237
  Redemptions......................................  (69,624)   (12,546,825)  (29,467)    (4,704,723)
                                                    --------  -------------  --------  -------------
  Net increase.....................................   66,226  $  11,616,920    56,844  $   9,083,202
                                                    ========  =============  ========  =============
  Decrease derived from capital share transactions. (187,131) $ (33,772,938) (371,944) $ (59,561,647)
                                                    ========  =============  ========  =============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-138

METROPOLITAN SERIES FUND, INC.

 FI VALUE LEADERS PORTFOLIO

FINANCIAL HIGHLIGHTS

                                                                                            CLASS A
                                                                       ------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                                       ------------------------------------------------
                                                                         2005      2004      2003      2002      2001
                                                                       --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $ 176.54  $ 157.24  $ 124.89  $ 156.51  $ 183.39
                                                                       --------  --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income................................................     1.92      2.21      2.13      1.53      1.06
 Net realized and unrealized gain (loss) of investments...............    16.67     19.15     31.23    (31.88)   (26.45)
                                                                       --------  --------  --------  --------  --------
 Total from investment operations.....................................    18.59     21.36     33.36    (30.35)   (25.39)
                                                                       --------  --------  --------  --------  --------
LESS DISTRIBUTIONS
 Distributions from net investment income.............................    (2.05)    (2.06)    (1.01)    (1.27)    (1.49)
                                                                       --------  --------  --------  --------  --------
 Total distributions..................................................    (2.05)    (2.06)    (1.01)    (1.27)    (1.49)
                                                                       --------  --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD........................................ $ 193.08  $ 176.54  $ 157.24  $ 124.89  $ 156.51
                                                                       ========  ========  ========  ========  ========
TOTAL RETURN (%)......................................................     10.7      13.7      26.9     (19.5)    (13.9)
Ratio of operating expenses to average net assets before expense
 reductions (%).......................................................     0.73      0.74      0.74      0.72      0.78
Ratio of operating expenses to average net assets after expense
 reductions (%) (d)...................................................     0.69      0.72        --      0.71      0.74
Ratio of net investment income to average net assets (%)..............     0.92      1.23      1.49      1.30      0.60
Portfolio turnover rate (%)...........................................       94       161        53       142       154
Net assets, end of period (000)....................................... $533,729  $552,323  $563,979  $491,124  $298,982

                                                                                         CLASS B
                                                                       ----------------------------------------
                                                                                                  JULY 30, 2002/(A)/
                                                                        YEAR ENDED DECEMBER 31,        THROUGH
                                                                       -------------------------    DECEMBER 31,
                                                                         2005     2004     2003         2002
                                                                       -------  -------  -------  -----------------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $175.91  $156.72  $124.47       $125.90
                                                                       -------  -------  -------       -------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income................................................    1.26     1.88     1.22          0.18
 Net realized and unrealized gain (loss) of investments...............   16.86    19.12    31.95         (1.61)
                                                                       -------  -------  -------       -------
 Total from investment operations.....................................   18.12    21.00    33.17         (1.43)
                                                                       -------  -------  -------       -------
LESS DISTRIBUTIONS
 Distributions from net investment income.............................   (1.77)   (1.81)   (0.92)         0.00
                                                                       -------  -------  -------       -------
 Total distributions..................................................   (1.77)   (1.81)   (0.92)         0.00
                                                                       -------  -------  -------       -------
NET ASSET VALUE, END OF PERIOD........................................ $192.26  $175.91  $156.72       $124.47
                                                                       =======  =======  =======       =======
TOTAL RETURN (%)......................................................    10.4     13.5     26.9          (1.1)(b)
 Ratio of operating expenses to average net assets before expense
   reductions (%).....................................................    0.98     0.99     0.99          0.97 (c)
 Ratio of operating expenses to average net assets after expense
   reductions (%) (d).................................................    0.94     0.97       --          0.96 (c)
 Ratio of net investment income to average net assets (%).............    0.70     1.41     1.15          1.36 (c)
 Portfolio turnover rate (%)..........................................      94      161       53           142
 Net assets, end of period (000)...................................... $27,141  $ 5,311  $   128       $     6

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-139

METROPOLITAN SERIES FUND, INC.

 FI VALUE LEADERS PORTFOLIO

FINANCIAL HIGHLIGHTS

                                                                                             CLASS E
                                                                       -----------------------------------------------
                                                                                                           MAY 1, 2001/(A)/
                                                                             YEAR ENDED DECEMBER 31,           THROUGH
                                                                       ----------------------------------   DECEMBER 31,
                                                                         2005     2004     2003     2002        2001
                                                                       -------  -------  -------  -------  ---------------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $175.93  $156.83  $124.66  $156.28      $177.17
                                                                       -------  -------  -------  -------      -------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income................................................    1.29     1.58     1.41     1.35         0.14
 Net realized and unrealized gain (loss) of investments...............   16.98    19.48    31.68   (31.80)      (21.03)
                                                                       -------  -------  -------  -------      -------
 Total from investment operations.....................................   18.27    21.06    33.09   (30.45)      (20.89)
                                                                       -------  -------  -------  -------      -------
LESS DISTRIBUTIONS
 Distributions from net investment income.............................   (1.80)   (1.96)   (0.92)   (1.17)        0.00
                                                                       -------  -------  -------  -------      -------
 Total distributions..................................................   (1.80)   (1.96)   (0.92)   (1.17)        0.00
                                                                       -------  -------  -------  -------      -------
NET ASSET VALUE, END OF PERIOD........................................ $192.40  $175.93  $156.83  $124.66      $156.28
                                                                       =======  =======  =======  =======      =======
TOTAL RETURN (%)......................................................    10.5     13.6     26.7    (19.6)       (11.8)(b)
Ratio of operating expenses to average net assets before expense
 reductions (%).......................................................    0.88     0.89     0.89     0.87         0.93 (c)
Ratio of operating expenses to average net assets after expense
 reductions (%) (d)...................................................    0.84     0.87       --     0.86         0.89 (c)
Ratio of net investment income to average net assets (%)..............    0.78     1.12     1.31     1.15         0.61 (c)
Portfolio turnover rate (%)...........................................      94      161       53      142          154
Net assets, end of period (000)....................................... $46,855  $31,192  $18,891  $ 5,619      $ 1,527

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-140

METROPOLITAN SERIES FUND, INC.

 HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--90.7% OF TOTAL NET ASSETS

         SECURITY DESCRIPTION                    SHARES      VALUE*
         --------------------------------------------------------------

         AEROSPACE & DEFENSE--1.9%
         Raytheon Co...........................   288,000 $  11,563,200
                                                          -------------

         AUTOMOBILES--2.1%
         Harley-Davidson, Inc..................   249,300    12,836,457
                                                          -------------

         BEVERAGES--6.4%
         Anheuser-Busch Cos., Inc..............   297,700    12,789,192
         Coca-Cola Enterprises, Inc............   338,700     6,492,879
         Diageo, Plc.(ADR).....................   203,700    11,875,710
         InBev NV(EUR).........................   168,000     7,310,738
                                                          -------------
                                                             38,468,519
                                                          -------------

         BUILDING PRODUCTS--2.1%
         Masco Corp............................   425,500    12,845,845
                                                          -------------

         COMMERCIAL BANKS--3.3%
         The Bank of New York Co., Inc.........   240,300     7,653,555
         U.S. Bancorp..........................   414,800    12,398,372
                                                          -------------
                                                             20,051,927
                                                          -------------

         COMMERCIAL SERVICES & SUPPLIES--1.8%
         H&R Block, Inc........................   447,000    10,973,850
                                                          -------------

         COMPUTERS & PERIPHERALS--3.3%
         Hewlett-Packard Co....................   358,000    10,249,540
         Sun Microsystems, Inc. (a)............ 2,269,200     9,507,948
                                                          -------------
                                                             19,757,488
                                                          -------------

         DIVERSIFIED FINANCIAL SERVICES--4.7%
         Citigroup, Inc........................   293,700    14,253,261
         JPMorgan Chase & Co...................   345,600    13,716,864
                                                          -------------
                                                             27,970,125
                                                          -------------

         FOOD & STAPLES RETAILING--2.2%
         Wal-Mart Stores, Inc..................   278,500    13,033,800
                                                          -------------

         FOOD PRODUCTS--3.1%
         General Mills, Inc....................   231,300    11,407,716
         H.J. Heinz Co.........................   221,750     7,477,410
                                                          -------------
                                                             18,885,126
                                                          -------------

         HEALTH CARE EQUIPMENT & SUPPLIES--2.1%
         Baxter International, Inc.............   330,800    12,454,620
                                                          -------------

         HOTELS, RESTAURANTS & LEISURE--5.1%
         McDonald's Corp.......................   514,700    17,355,684
         Yum! Brands, Inc......................   287,500    13,478,000
                                                          -------------
                                                             30,833,684
                                                          -------------

         HOUSEHOLD DURABLES--5.9%
         Fortune Brands, Inc...................   153,700    11,991,674
         Pulte Homes, Inc......................   278,500    10,961,760
         The Black & Decker Corp...............   144,300    12,548,328
                                                          -------------
                                                             35,501,762
                                                          -------------

      SECURITY DESCRIPTION                         SHARES      VALUE*
      ----------------------------------------------------------------------

      INDUSTRIAL CONGLOMERATES--3.1%
      Honeywell International, Inc...............   254,450 $   9,478,262
      Tyco International, Ltd....................   315,000     9,090,900
                                                            -------------
                                                               18,569,162
                                                            -------------

      INSURANCE--3.6%
      AFLAC, Inc.................................   248,700    11,544,654
      MGIC Investment Corp.......................   153,000    10,070,460
                                                            -------------
                                                               21,615,114
                                                            -------------

      IT SERVICES--2.3%
      First Data Corp............................   324,500    13,956,745
                                                            -------------

      LEISURE EQUIPMENT & PRODUCTS--0.8%
      Mattel, Inc................................   285,900     4,522,938
                                                            -------------

      MEDIA--16.7%
      Comcast Corp. (Special Class A) (a)........   415,500    10,674,195
      Discovery Holding Co. (Class A) (a)........   129,100     1,955,865
      EchoStar Communications Corp. (Class A) (a)   314,300     8,539,531
      Gannett Co., Inc...........................   147,400     8,928,018
      Knight-Ridder, Inc.........................    65,100     4,120,830
      Liberty Media Corp. (Class A) (a).......... 1,548,900    12,189,843
      The DIRECTV Group, Inc. (a)................   824,072    11,635,897
      The Walt Disney Co.........................   551,700    13,224,249
      Time Warner, Inc...........................   822,100    14,337,424
      Viacom, Inc. (Class B) (a).................   459,400    14,976,440
                                                            -------------
                                                              100,582,292
                                                            -------------

      MULTILINE RETAIL--1.9%
      Kohl's Corp. (a)...........................   236,700    11,503,620
                                                            -------------

      OFFICE ELECTRONICS--1.4%
      Xerox Corp. (a)............................   572,500     8,387,125
                                                            -------------

      OIL, GAS & CONSUMABLE FUELS--2.9%
      Burlington Resources, Inc..................   102,700     8,852,740
      ConocoPhillips.............................   150,300     8,744,454
                                                            -------------
                                                               17,597,194
                                                            -------------

      PHARMACEUTICALS--3.5%
      Abbott Laboratories........................   267,600    10,551,468
      Bristol-Myers Squibb Co....................   465,300    10,692,594
                                                            -------------
                                                               21,244,062
                                                            -------------

      SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--2.7%
      Intel Corp.................................   287,900     7,185,984
      Texas Instruments, Inc.....................   272,700     8,745,489
                                                            -------------
                                                               15,931,473
                                                            -------------

      SPECIALTY RETAIL--5.4%
      Limited Brands, Inc........................   430,200     9,614,970
      The Gap, Inc...............................   485,900     8,571,276
      The Home Depot, Inc........................   345,200    13,973,696
                                                            -------------
                                                               32,159,942
                                                            -------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-141

METROPOLITAN SERIES FUND, INC.

 HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)

     SECURITY DESCRIPTION                          SHARES       VALUE*
     ---------------------------------------------------------------------

     THRIFTS & MORTGAGE FINANCE--2.4%
     Washington Mutual, Inc.....................     333,100 $  14,489,850
                                                             -------------
     Total Common Stock
      (Identified Cost $468,492,563)............               545,735,920
                                                             -------------

     SHORT TERM INVESTMENTS--9.2%
                                                    FACE
     SECURITY DESCRIPTION                          AMOUNT       VALUE*
     ---------------------------------------------------------------------

     REPURCHASE AGREEMENT --9.2%
     State Street Repurchase Agreement dated
      12/30/05 at 1.350% to be repurchased at
      $55,324,297 on 01/03/06, collateralized by
      $58,815,000 U.S. Treasury Note
      3.125% due 04/15/09 with a value of
      $56,977,031............................... $55,316,000    55,316,000
                                                             -------------
     Total Short Term Investments
      (Amortized Cost $55,316,000)..............                55,316,000
                                                             -------------
     Total Investments--99.9%
      (Identified Cost $523,808,563)............               601,051,920
     Other assets less liabilities..............                   607,877
                                                             -------------
     TOTAL NET ASSETS--100%.....................             $ 601,659,797
                                                             =============

(a)  NON-INCOME PRODUCING.
(b) THE AGGREGATE COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES AS OF DECEMBER 31, 2005 WAS $523,950,234 AND THE COMPOSITION OF UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENT SECURITIES WAS $ 88,790,819 AND $(11,689,133), RESPECTIVELY.
(ADR)--AN AMERICAN DEPOSITARY RECEIPT IS A CERTIFICATE ISSUED BY A CUSTODIAN BANK REPRESENTING THE RIGHT TO RECEIVE SECURITIES OF THE FOREIGN ISSUER DESCRIBED. TRADING ON EXCHANGES NOT LOCATED IN THE UNITED STATES OR CANADA SIGNIFICANTLY INFLUENCES THE VALUE OF ADRS.
(EUR)--EURO

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-142

METROPOLITAN SERIES FUND, INC.

 HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO


                       STATEMENT OF ASSETS & LIABILITIES
                       ---------------------------------
DECEMBER 31, 2005

       ASSETS
         Investments at value.....................          $601,051,920
         Cash.....................................                   954
         Receivable for:
          Fund shares sold........................               964,620
          Accrued interest and dividends..........               907,842
                                                            ------------
           Total Assets...........................           602,925,336
       LIABILITIES
         Payable for:
          Fund shares redeemed.................... $774,853
         Accrued expenses:
          Management fees.........................  369,853
          Service and distribution fees...........   40,563
          Other expenses..........................   80,270
                                                   --------
           Total Liabilities......................             1,265,539
                                                            ------------
       NET ASSETS.................................          $601,659,797
                                                            ============
         Net assets consists of:
          Capital paid in.........................          $522,401,002
          Undistributed net investment income.....             4,374,524
          Accumulated net realized losses.........            (2,359,086)
          Unrealized appreciation on investments..            77,243,357
                                                            ------------
       NET ASSETS.................................          $601,659,797
                                                            ============
       Computation of offering price:
       CLASS A
       Net asset value and redemption price per
        share ($355,706,677 divided by
        27,174,319 shares outstanding)............          $      13.09
                                                            ============
       CLASS B
       Net asset value and redemption price per
        share ($108,213,664 divided by
        8,310,915 shares outstanding).............          $      13.02
                                                            ============
       CLASS E
       Net asset value and redemption price per
        share ($137,739,456 divided by
        10,563,955 shares outstanding)............          $      13.04
                                                            ============
       Identified cost of investments.............          $523,808,563
                                                            ============

                            STATEMENT OF OPERATIONS
                            -----------------------
YEAR ENDED DECEMBER 31, 2005

     INVESTMENT INCOME
       Dividends..............................              $  8,641,983(a)
       Interest...............................                   512,307(b)
                                                            ------------
                                                               9,154,290
     EXPENSES
       Management fees........................ $ 4,028,986
       Service and distribution fees--Class B.     194,629
       Service and distribution fees--Class E.     212,805
       Directors' fees and expenses...........      22,233
       Custodian..............................     115,744
       Audit and tax services.................      20,986
       Legal..................................      14,692
       Printing...............................     143,052
       Insurance..............................      10,378
       Miscellaneous..........................       7,293
                                               -----------
       Total expenses.........................   4,770,798
       Expense reductions.....................     (24,783)    4,746,015
                                               -----------  ------------
     NET INVESTMENT INCOME....................                 4,408,275
                                                            ------------
     REALIZED AND UNREALIZED GAIN (LOSS)
     Realized gain (loss) on:
       Investments--net.......................  12,096,540
       Foreign currency transactions--net.....      (5,033)   12,091,507
                                               -----------
     Unrealized depreciation on:
       Investments--net.......................               (24,104,899)
                                                            ------------
     Net loss.................................               (12,013,392)
                                                            ------------
     NET DECREASE IN NET ASSETS
      FROM OPERATIONS.........................              $ (7,605,117)
                                                            ============

(a)NET OF FOREIGN TAXES OF $14,955.
(b)INCLUDES INCOME ON SECURITIES LOANED OF $32,645.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-143

METROPOLITAN SERIES FUND, INC.

 HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                           YEAR ENDED    YEAR ENDED
                                                          DECEMBER 31,  DECEMBER 31,
                                                              2005          2004
                                                          ------------  ------------
FROM OPERATIONS
  Net investment income.................................. $  4,408,275  $  3,518,515
  Net realized gain (loss)...............................   12,091,507    (1,465,943)
  Unrealized appreciation (depreciation).................  (24,104,899)   49,455,358
                                                          ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS......   (7,605,117)   51,507,930
                                                          ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A..............................................   (2,367,986)   (1,577,007)
    Class B..............................................     (345,158)       (6,125)
    Class E..............................................     (787,432)     (544,986)
                                                          ------------  ------------
  TOTAL DISTRIBUTIONS....................................   (3,500,576)   (2,128,118)
                                                          ------------  ------------
  INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   80,620,910    85,702,821
                                                          ------------  ------------
  TOTAL INCREASE IN NET ASSETS...........................   69,515,217   135,082,633

NET ASSETS
  Beginning of the period................................  532,144,580   397,061,947
                                                          ------------  ------------
  End of the period...................................... $601,659,797  $532,144,580
                                                          ============  ============
UNDISTRIBUTED NET INVESTMENT INCOME
  End of the period...................................... $  4,374,524  $  3,496,641
                                                          ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                            YEAR ENDED                 YEAR ENDED
                                                         DECEMBER 31, 2005          DECEMBER 31, 2004
                                                    --------------------------  ------------------------
                                                       SHARES          $          SHARES          $
                                                    -----------  -------------  ----------  ------------
CLASS A
  Sales............................................  11,878,287  $ 155,829,206   3,544,182  $ 44,023,180
  Reinvestments....................................     187,341      2,367,986     127,178     1,577,007
  Redemptions...................................... (10,444,752)  (136,809,125) (2,726,496)  (33,600,633)
                                                    -----------  -------------  ----------  ------------
  Net increase.....................................   1,620,876  $  21,388,067     944,864  $ 11,999,554
                                                    ===========  =============  ==========  ============
CLASS B
  Sales............................................   5,802,518  $  75,344,107   3,282,128  $ 40,965,664
  Reinvestments....................................      27,415        345,158         496         6,125
  Redemptions......................................    (760,700)    (9,854,984)   (135,698)   (1,687,160)
                                                    -----------  -------------  ----------  ------------
  Net increase.....................................   5,069,233  $  65,834,281   3,146,926  $ 39,284,629
                                                    ===========  =============  ==========  ============
CLASS E
  Sales............................................   1,460,773  $  18,989,749   4,678,809  $ 57,458,393
  Reinvestments....................................      62,495        787,432      44,096       544,986
  Redemptions......................................  (2,026,432)   (26,378,619) (1,908,422)  (23,584,741)
                                                    -----------  -------------  ----------  ------------
  Net increase (decrease)..........................    (503,164) $  (6,601,438)  2,814,483  $ 34,418,638
                                                    ===========  =============  ==========  ============
  Increase derived from capital share transactions.   6,186,945  $  80,620,910   6,906,273  $ 85,702,821
                                                    ===========  =============  ==========  ============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-144

METROPOLITAN SERIES FUND, INC.

 HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                                                       CLASS A
                                                                                   --------------------------------------
                                                                                               YEAR ENDED DECEMBER 31,
                                                                                   --------------------------------------
                                                                                     2005      2004      2003     2002
                                                                                   --------  --------  -------- --------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $  13.37  $  12.06  $   9.61 $  11.56
                                                                                   --------  --------  -------- --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................     0.11      0.10      0.07     0.06
  Net realized and unrealized gain (loss) of investments..........................    (0.30)     1.27      2.38    (1.66)
                                                                                   --------  --------  -------- --------
  Total from investment operations................................................    (0.19)     1.37      2.45    (1.60)
                                                                                   --------  --------  -------- --------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................    (0.09)    (0.06)     0.00    (0.09)
  Distributions from net realized capital gains...................................     0.00      0.00      0.00    (0.16)
  Distributions in excess of net realized capital gains...........................     0.00      0.00      0.00    (0.10)
                                                                                   --------  --------  -------- --------
  Total distributions.............................................................    (0.09)    (0.06)     0.00    (0.35)
                                                                                   --------  --------  -------- --------
NET ASSET VALUE, END OF PERIOD                                                     $  13.09  $  13.37  $  12.06 $   9.61
                                                                                   ========  ========  ======== ========
TOTAL RETURN (%)..................................................................     (1.4)     11.4      25.5    (14.2)
Ratio of operating expenses to average net assets before expense reductions (%)...     0.78      0.79      0.83     0.83
Ratio of operating expenses to average net assets after expense reductions (%) (d)     0.78      0.78      0.81     0.82
Ratio of net investment income to average net assets (%)..........................     0.86      0.80      0.70     0.68
Portfolio turnover rate (%).......................................................       13        16        13       30
Net assets, end of period (000)................................................... $355,707  $341,632  $296,728 $228,544

                                                                                   ---------

                                                                                   ---------
                                                                                     2001
                                                                                   --------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $   9.79
                                                                                   --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................     0.08
  Net realized and unrealized gain (loss) of investments..........................     1.72
                                                                                   --------
  Total from investment operations................................................     1.80
                                                                                   --------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................    (0.03)
  Distributions from net realized capital gains...................................     0.00
  Distributions in excess of net realized capital gains...........................     0.00
                                                                                   --------
  Total distributions.............................................................    (0.03)
                                                                                   --------
NET ASSET VALUE, END OF PERIOD                                                     $  11.56
                                                                                   ========
TOTAL RETURN (%)..................................................................     18.4
Ratio of operating expenses to average net assets before expense reductions (%)...     0.86
Ratio of operating expenses to average net assets after expense reductions (%) (d)     0.84
Ratio of net investment income to average net assets (%)..........................     0.98
Portfolio turnover rate (%).......................................................       33
Net assets, end of period (000)................................................... $213,758

                                                                                                     CLASS B
                                                                                   ---------------------------------------
                                                                                                             JULY 30, 2002/(A)/
                                                                                    YEAR ENDED DECEMBER 31,       THROUGH
                                                                                   -------------------------   DECEMBER 31,
                                                                                     2005      2004    2003        2002
                                                                                   --------  -------  ------ -----------------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $  13.31  $ 12.01  $ 9.59      $ 9.96
                                                                                   --------  -------  ------      ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................     0.06     0.05    0.02        0.01
  Net realized and unrealized gain (loss) of investments..........................    (0.28)    1.29    2.40       (0.38)
                                                                                   --------  -------  ------      ------
  Total from investment operations................................................    (0.22)    1.34    2.42       (0.37)
                                                                                   --------  -------  ------      ------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................    (0.07)   (0.04)   0.00        0.00
                                                                                   --------  -------  ------      ------
  Total distributions.............................................................    (0.07)   (0.04)   0.00        0.00
                                                                                   --------  -------  ------      ------
NET ASSET VALUE, END OF PERIOD.................................................... $  13.02  $ 13.31  $12.01      $ 9.59
                                                                                   ========  =======  ======      ======
TOTAL RETURN (%)..................................................................     (1.7)    11.2    25.2        (3.7)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...     1.03     1.04    1.08        1.08 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)     1.03     1.03    1.06        1.07 (c)
Ratio of net investment income to average net assets (%)..........................     0.66     1.07    0.55        0.61 (c)
Portfolio turnover rate (%).......................................................       13       16      13          30
Net assets, end of period (000)................................................... $108,214  $43,136  $1,138      $    9

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-145

METROPOLITAN SERIES FUND, INC.

 HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS



                                                                                             CLASS E
                                                                       -------------------------------------------------
                                                                                                            MAY 1, 2001/(A)/
                                                                             YEAR ENDED DECEMBER 31,            THROUGH
                                                                       -----------------------------------   DECEMBER 31,
                                                                         2005      2004     2003     2002        2001
                                                                       --------  --------  ------- -------  ---------------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $  13.32  $  12.02  $  9.59 $ 11.55      $11.00
                                                                       --------  --------  ------- -------      ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income................................................     0.09      0.07     0.04    0.09        0.00
 Net realized and unrealized gain (loss) of investments...............    (0.30)     1.28     2.39   (1.71)       0.55
                                                                       --------  --------  ------- -------      ------
 Total from investment operations.....................................    (0.21)     1.35     2.43   (1.62)       0.55
                                                                       --------  --------  ------- -------      ------
LESS DISTRIBUTIONS
 Distributions from net investment income.............................    (0.07)    (0.05)    0.00   (0.08)       0.00
 Distributions from net realized capital gains........................     0.00      0.00     0.00   (0.16)       0.00
 Distributions in excess of net realized capital gains................     0.00      0.00     0.00   (0.10)       0.00
                                                                       --------  --------  ------- -------      ------
 Total distributions..................................................    (0.07)    (0.05)    0.00   (0.34)       0.00
                                                                       --------  --------  ------- -------      ------
NET ASSET VALUE, END OF PERIOD........................................ $  13.04  $  13.32  $ 12.02 $  9.59      $11.55
                                                                       ========  ========  ======= =======      ======
TOTAL RETURN (%)......................................................     (1.5)     11.3     25.3   (14.3)       5.0 (b)
Ratio of operating expenses to average net assets before expense
 reductions (%).......................................................     0.93      0.94     0.98    0.98       1.01 (c)
Ratio of operating expenses to average net assets after expense
 reductions (%) (d)...................................................     0.93      0.93     0.96    0.97       0.98 (c)
Ratio of net investment income to average net assets (%)..............     0.70      0.68     0.60    0.67       1.28 (c)
Portfolio turnover rate (%)...........................................       13        16       13      30          33
Net assets, end of period (000)....................................... $137,739  $147,376  $99,196 $24,936      $  185

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-146

METROPOLITAN SERIES FUND, INC.

 JENNISON GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--98.1% OF TOTAL NET ASSETS

         SECURITY DESCRIPTION                    SHARES      VALUE*
         --------------------------------------------------------------

         BEVERAGES--1.2%
         PepsiCo, Inc..........................   225,000 $  13,293,000
                                                          -------------

         BIOTECHNOLOGY--5.9%
         Amgen, Inc. (a).......................   282,500    22,277,950
         Genentech, Inc. (a)...................   238,600    22,070,500
         Gilead Sciences, Inc. (a).............   352,400    18,546,812
                                                          -------------
                                                             62,895,262
                                                          -------------

         CAPITAL MARKETS--5.4%
         Lehman Brothers Holdings, Inc.........    49,200     6,305,964
         Merrill Lynch & Co., Inc..............   287,400    19,465,602
         The Charles Schwab Corp............... 1,306,600    19,167,822
         The Goldman Sachs Group, Inc..........    96,300    12,298,473
                                                          -------------
                                                             57,237,861
                                                          -------------

         COMMERCIAL BANKS--1.0%
         Bank of America Corp..................   230,300    10,628,345
                                                          -------------

         COMMUNICATIONS EQUIPMENT--3.7%
         Cisco Systems, Inc. (a)...............   639,800    10,953,376
         Nokia Corp. (ADR).....................   819,700    15,000,510
         QUALCOMM, Inc.........................   321,400    13,845,912
                                                          -------------
                                                             39,799,798
                                                          -------------

         COMPUTERS & PERIPHERALS--4.0%
         Apple Computer, Inc. (a)..............   290,000    20,848,100
         Dell, Inc. (a)........................   361,600    10,844,384
         EMC Corp. (a).........................   778,800    10,607,256
                                                          -------------
                                                             42,299,740
                                                          -------------

         CONSUMER FINANCE--2.4%
         American Express Co...................   499,800    25,719,708
                                                          -------------

         DIVERSIFIED FINANCIAL SERVICES--1.2%
         JPMorgan Chase & Co...................   323,860    12,854,003
                                                          -------------

         ELECTRONIC EQUIPMENT & INSTRUMENTS--0.9%
         Agilent Technologies, Inc. (a)........   295,900     9,850,511
                                                          -------------

         ENERGY EQUIPMENT & SERVICES--2.8%
         Schlumberger, Ltd.....................   308,200    29,941,630
                                                          -------------

         FOOD & STAPLES RETAILING--2.0%
         Whole Foods Market, Inc. (b)..........   274,800    21,266,772
                                                          -------------

         FOOD PRODUCTS--1.1%
         Cadbury Schweppes, Plc. (ADR) (b).....   307,400    11,770,346
                                                          -------------

         HEALTH CARE EQUIPMENT & SUPPLIES--3.2%
         Alcon, Inc............................   146,400    18,973,440
         St. Jude Medical, Inc. (a)............   313,500    15,737,700
                                                          -------------
                                                             34,711,140
                                                          -------------

          SECURITY DESCRIPTION                   SHARES     VALUE*
          ------------------------------------------------------------

          HEALTH CARE PROVIDERS & SERVICES--5.6%
          Caremark Rx, Inc. (a)................. 335,500 $  17,375,545
          CIGNA Corp............................  85,600     9,561,520
          UnitedHealth Group, Inc............... 292,500    18,175,950
          WellPoint, Inc. (a)................... 181,200    14,457,948
                                                         -------------
                                                            59,570,963
                                                         -------------

          HOTELS, RESTAURANTS & LEISURE--1.9%
          Marriott International, Inc. (Class A) 160,700    10,762,079
          Starbucks Corp. (a)................... 165,200     4,957,652
          The Cheesecake Factory, Inc. (a)(b)... 108,900     4,071,771
                                                         -------------
                                                            19,791,502
                                                         -------------

          HOUSEHOLD PRODUCTS--2.9%
          The Procter & Gamble Co............... 533,182    30,860,574
                                                         -------------

          INDUSTRIAL CONGLOMERATES--3.2%
          General Electric Co................... 967,600    33,914,380
                                                         -------------

          INSURANCE--2.5%
          American International Group, Inc..... 394,400    26,909,912
                                                         -------------

          INTERNET & CATALOG RETAIL--3.2%
          eBay, Inc. (a)........................ 797,400    34,487,550
                                                         -------------

          INTERNET SOFTWARE & SERVICES--6.7%
          Google, Inc. (Class A) (a)............ 101,300    42,025,318
          Yahoo!, Inc. (a)...................... 756,600    29,643,588
                                                         -------------
                                                            71,668,906
                                                         -------------

          MEDIA--0.4%
          Getty Images, Inc. (a) (b)............  43,200     3,856,464
                                                         -------------

          MULTILINE RETAIL--3.3%
          Federated Department Stores, Inc...... 190,600    12,642,498
          Target Corp........................... 412,500    22,675,125
                                                         -------------
                                                            35,317,623
                                                         -------------

          OIL, GAS & CONSUMABLE FUELS--1.1%
          Occidental Petroleum Corp............. 144,200    11,518,696
                                                         -------------

          PHARMACEUTICALS--6.1%
          Abbott Laboratories................... 170,900     6,738,587
          Novartis AG (ADR)..................... 417,100    21,889,408
          Roche Holding AG (ADR)................ 306,000    22,904,437
          Sanofi-Aventis (ADR).................. 305,300    13,402,670
                                                         -------------
                                                            64,935,102
                                                         -------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-147

METROPOLITAN SERIES FUND, INC.

 JENNISON GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)

           SECURITY DESCRIPTION               SHARES      VALUE*
           ---------------------------------------------------------

           SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--9.3%
           Applied Materials, Inc............ 921,500 $   16,531,710
           Intel Corp........................ 579,300     14,459,328
           Marvell Technology Group, Ltd. (a) 453,100     25,414,379
           Maxim Integrated Products, Inc.... 581,700     21,080,808
           Texas Instruments, Inc............ 686,700     22,022,469
                                                      --------------
                                                          99,508,694
                                                      --------------

           SOFTWARE--8.3%
           Adobe Systems, Inc. (a)........... 695,200     25,694,592
           Electronic Arts, Inc. (a)......... 377,100     19,726,101
           Microsoft Corp.................... 673,400     17,609,410
           NAVTEQ, Inc. (a)(b)............... 190,300      8,348,461
           SAP AG (ADR)...................... 380,300     17,140,121
                                                      --------------
                                                          88,518,685
                                                      --------------

           SPECIALTY RETAIL--4.4%
           Chico's FAS, Inc. (a)............. 487,300     21,407,089
           Lowe's Cos., Inc.................. 240,600     16,038,396
           Williams-Sonoma, Inc. (a)......... 226,700      9,782,105
                                                      --------------
                                                          47,227,590
                                                      --------------

           TEXTILES, APPAREL & LUXURY GOODS--3.1%
           Coach, Inc. (a)................... 461,400     15,383,076
           NIKE, Inc. (Class B).............. 206,100     17,887,419
                                                      --------------
                                                          33,270,495
                                                      --------------

           WIRELESS TELECOMMUNICATION SERVICES--1.3%
           Sprint Nextel Corp................ 592,684     13,845,099
                                                      --------------
           Total Common Stock
            (Identified Cost $850,589,655)...          1,047,470,351
                                                      --------------

         SHORT TERM INVESTMENTS--1.7%
                                                FACE
         SECURITY DESCRIPTION                  AMOUNT        VALUE*
         --------------------------------------------------------------

         COMMERCIAL PAPER--1.7%
         Citigroup Funding, Inc.
          4.000%, 01/03/06.................. $17,943,000 $   17,943,000
                                                         --------------
         Total Short Term Investments
          (Amortized Cost $17,943,000)......                 17,943,000
                                                         --------------
         Total Investments--99.8%
          (Identified Cost $868,532,655) (c)              1,065,413,351
         Other assets less liabilities......                  1,839,524
                                                         --------------
         TOTAL NET ASSETS--100%.............             $1,067,252,875
                                                         ==============

(a)  NON-INCOME PRODUCING.
(b) A PORTION OR ALL OF THE SECURITY WAS HELD ON LOAN. AS OF DECEMBER 31, 2005, THE MARKET VALUE OF SECURITIES LOANED WAS $22,538,805 AND THE COLLATERAL RECEIVED CONSISTED OF CASH IN THE AMOUNT OF $32,968,453.
(c) THE AGGREGATE COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES AS OF DECEMBER 31, 2005 WAS $870,848,745 AND THE COMPOSITION OF UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENT SECURITIES WAS $203,081,448 AND $(8,516,842), RESPECTIVELY.
(ADR)--AN AMERICAN DEPOSITARY RECEIPT IS A CERTIFICATE ISSUED BY A CUSTODIAN BANK REPRESENTING THE RIGHT TO RECEIVE SECURITIES OF THE FOREIGN ISSUER DESCRIBED. TRADING ON EXCHANGES NOT LOCATED IN THE UNITED STATES OR CANADA SIGNIFICANTLY INFLUENCES THE VALUE OF ADRS.

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-148

METROPOLITAN SERIES FUND, INC.

 JENNISON GROWTH PORTFOLIO

STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2005

      ASSETS
        Investments at value..................             $1,065,413,351
        Cash..................................                         96
        Collateral for securities loaned......                 32,968,453
        Receivable for:
         Securities sold......................                  6,301,584
         Fund shares sold.....................                    416,875
         Accrued interest and dividends.......                    564,029
         Foreign taxes........................                     13,551
                                                           --------------
          Total Assets........................              1,105,677,939
      LIABILITIES
        Payable for:
         Fund shares redeemed................. $   703,854
         Securities purchased.................   3,952,294
         Return of collateral for securities
          loaned..............................  32,968,453
        Accrued expenses:
         Management fees......................     579,058
         Service and distribution fees........      65,257
         Deferred Directors' fees.............       4,372
         Other expenses.......................     151,776
                                               -----------
          Total Liabilities...................                 38,425,064
                                                           --------------
      NET ASSETS..............................             $1,067,252,875
                                                           ==============
        Net assets consists of:
         Capital paid in......................             $  872,048,164
         Undistributed net investment loss....                     (4,799)
         Accumulated net realized gains.......                 (1,671,186)
         Unrealized appreciation on
          investments.........................                196,880,696
                                                           --------------
      NET ASSETS..............................             $1,067,252,875
                                                           ==============
      Computation of offering price:
      CLASS A
      Net asset value and redemption price per
       share ($758,316,425 divided by
       61,264,970 shares outstanding).........             $        12.38
                                                           ==============
      CLASS B
      Net asset value and redemption price per
       share ($296,178,125 divided by
       24,016,230 shares outstanding).........             $        12.33
                                                           ==============
      CLASS E
      Net asset value and redemption price per
       share ($12,758,325 divided by
       1,032,162 shares outstanding)..........             $        12.36
                                                           ==============
      Identified cost of investments..........             $  868,532,655
                                                           ==============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31, 2005

     INVESTMENT INCOME
       Dividends..............................              $  6,031,385(a)
       Interest...............................                   620,943(b)
                                                            ------------
                                                               6,652,328
     EXPENSES
       Management fees........................ $ 5,898,199
       Service and distribution fees--Class B.     665,960
       Service and distribution fees--Class E.      12,129
       Directors' fees and expenses...........      22,661
       Custodian..............................     129,536
       Audit and tax services.................      21,767
       Legal..................................      22,662
       Printing...............................     286,696
       Insurance..............................      17,365
       Miscellaneous..........................       9,193
                                               -----------
       Total expenses.........................   7,086,168
       Expense reductions.....................    (142,276)    6,943,892
                                               -----------  ------------
     NET INVESTMENT LOSS......................                  (291,564)
                                                            ------------
     REALIZED AND UNREALIZED GAIN
     Realized gain (loss) on:
       Investments--net.......................  81,925,176
       Foreign currency transactions--net.....      (1,029)   81,924,147
                                               -----------
     Unrealized appreciation on:
       Investments--net.......................                53,622,680
                                                            ------------
     Net gain.................................               135,546,827
                                                            ------------
     NET INCREASE IN NET ASSETS
      FROM OPERATIONS.........................              $135,255,263
                                                            ============

(a)NET OF FOREIGN TAXES OF $168,711.
(b)INCLUDES INCOME ON SECURITIES LOANED OF $78,906.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-149

METROPOLITAN SERIES FUND, INC.

 JENNISON GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                               YEAR ENDED     YEAR ENDED
                                                              DECEMBER 31,   DECEMBER 31,
                                                                  2005           2004
                                                             --------------  ------------
FROM OPERATIONS
  Net investment income (loss).............................. $     (291,564) $  2,499,879
  Net realized gain.........................................     81,924,147    14,240,554
  Unrealized appreciation...................................     53,622,680    53,934,942
                                                             --------------  ------------
  INCREASE IN NET ASSETS FROM OPERATIONS....................    135,255,263    70,675,375
                                                             --------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.................................................     (2,574,179)     (336,147)
    Class B.................................................              0       (34,259)
                                                             --------------  ------------
  TOTAL DISTRIBUTIONS.......................................     (2,574,179)     (370,406)
                                                             --------------  ------------
  INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS....     99,282,826   165,651,564
                                                             --------------  ------------
  TOTAL INCREASE IN NET ASSETS..............................    231,963,910   235,956,533

NET ASSETS
  Beginning of the period...................................    835,288,965   599,332,432
                                                             --------------  ------------
  End of the period......................................... $1,067,252,875  $835,288,965
                                                             ==============  ============

UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)
  End of the period......................................... $       (4,799) $  2,439,621
                                                             ==============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                            YEAR ENDED                  YEAR ENDED
                                                         DECEMBER 31, 2005           DECEMBER 31, 2004
                                                    --------------------------  --------------------------
                                                       SHARES          $           SHARES          $
                                                    -----------  -------------  -----------  -------------
CLASS A
  Sales............................................  19,312,734  $ 210,233,950   16,250,418  $ 172,828,292
  Shares issued through acquisition................   4,750,559     48,020,246            0              0
  Reinvestments....................................     253,864      2,574,179       32,795        336,147
  Redemptions......................................  (9,302,078)  (105,820,987)  (4,310,178)   (43,634,960)
                                                    -----------  -------------  -----------  -------------
  Net increase.....................................  15,015,079  $ 155,007,388   11,973,035  $ 129,529,479
                                                    ===========  =============  ===========  =============
CLASS B
  Sales............................................   5,282,443  $  59,532,135   26,074,444  $ 260,495,604
  Shares issued through acquisition................     860,671      9,446,761            0              0
  Reinvestments....................................           0              0        3,355         34,259
  Redemptions...................................... (12,556,952)  (134,368,070) (21,321,067)  (224,407,778)
                                                    -----------  -------------  -----------  -------------
  Net increase (decrease)..........................  (6,413,838) $ (65,389,174)   4,756,732  $  36,122,085
                                                    ===========  =============  ===========  =============
CLASS E
  Sales............................................     277,389  $   3,251,480            0  $           0
  Shares issued through acquisition................   1,035,812      9,729,050            0              0
  Redemptions......................................    (281,039)    (3,315,918)           0              0
                                                    -----------  -------------  -----------  -------------
  Net increase.....................................   1,032,162  $   9,664,612            0  $           0
                                                    ===========  =============  ===========  =============
  Increase derived from capital share transactions.   9,633,403  $  99,282,826   16,729,767  $ 165,651,564
                                                    ===========  =============  ===========  =============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-150

METROPOLITAN SERIES FUND, INC.

 JENNISON GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

                                                                                                      CLASS A
                                                                                   -----------------------------------------
                                                                                                                 MAY 1, 2002/(A)/
                                                                                      YEAR ENDED DECEMBER 31,        THROUGH
                                                                                   ----------------------------   DECEMBER 31,
                                                                                     2005      2004      2003         2002
                                                                                   --------  --------  --------  ---------------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $  10.92  $  10.01  $   7.71     $  10.00
                                                                                   --------  --------  --------     --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................     0.00      0.03      0.02         0.02
  Net realized and unrealized gain (loss) of investments..........................     1.51      0.89      2.30        (2.31)
                                                                                   --------  --------  --------     --------
  Total from investment operations................................................     1.51      0.92      2.32        (2.29)
                                                                                   --------  --------  --------     --------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................    (0.05)    (0.01)    (0.02)        0.00
                                                                                   --------  --------  --------     --------
  Total distributions.............................................................    (0.05)    (0.01)    (0.02)        0.00
                                                                                   --------  --------  --------     --------
NET ASSET VALUE, END OF PERIOD.................................................... $  12.38  $  10.92  $  10.01     $   7.71
                                                                                   ========  ========  ========     ========
TOTAL RETURN (%)..................................................................     13.9       9.2      30.1        (22.9)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...     0.69      0.71      0.73         0.74 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)     0.68      0.69      0.70         0.68 (c)
Ratio of net investment income to average net assets (%)..........................     0.04      0.41      0.17         0.31 (c)
Portfolio turnover rate (%).......................................................       60        68        68           82 (c)
Net assets, end of period (000)................................................... $758,316  $504,940  $343,253     $283,320

                                                                                                    CLASS B
                                                                                   --------------------------------------
                                                                                                                   MAY 1,
                                                                                                                 2002/(A)/
                                                                                     YEAR ENDED DECEMBER 31,      THROUGH
                                                                                   ---------------------------  DECEMBER 31,
                                                                                     2005      2004     2003        2002
                                                                                   --------  -------- --------  ------------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $  10.86  $   9.97 $   7.70    $ 10.00
                                                                                   --------  -------- --------    -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)....................................................    (0.02)     0.04     0.00       0.00
  Net realized and unrealized gain (loss) of investments..........................     1.49      0.85     2.28      (2.30)
                                                                                   --------  -------- --------    -------
  Total from investment operations................................................     1.47      0.89     2.28      (2.30)
                                                                                   --------  -------- --------    -------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................     0.00      0.00    (0.01)      0.00
                                                                                   --------  -------- --------    -------
  Total distributions.............................................................     0.00      0.00    (0.01)      0.00
                                                                                   --------  -------- --------    -------
NET ASSET VALUE, END OF PERIOD.................................................... $  12.33  $  10.86 $   9.97    $  7.70
                                                                                   ========  ======== ========    =======
TOTAL RETURN (%)..................................................................     13.5       8.9     29.7      (23.0)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...     0.94      0.96     0.98      0.99 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)     0.93      0.94     0.95      0.93 (c)
Ratio of net investment income (loss) to average net assets (%)...................    (0.21)     0.29    (0.11)     0.06 (c)
Portfolio turnover rate (%).......................................................       60        68       68         82 (c)
Net assets, end of period (000)................................................... $296,178  $330,349 $256,079    $57,259

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIODS LESS THAN ONE YEAR ARE NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-151

METROPOLITAN SERIES FUND, INC.

 JENNISON GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

                                                                                        CLASS E
                                                                                   ------------------
                                                                                   APRIL 27, 2005/(A)/
                                                                                        THROUGH
                                                                                      DECEMBER 31,
                                                                                          2005
                                                                                   ------------------
NET ASSET VALUE, BEGINNING OF PERIOD..............................................      $ 10.16
                                                                                        -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment loss.............................................................        (0.01)
  Net realized and unrealized gain of investments.................................         2.21
                                                                                        -------
  Total from investment operations................................................         2.20
                                                                                        -------
NET ASSET VALUE, END OF PERIOD....................................................      $ 12.36
                                                                                        =======
TOTAL RETURN (%)..................................................................         21.7 (b)
Ratio of operating expenses to average net assets before expense reductions (%)...         0.84 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)         0.82 (c)
Ratio of net investment loss to average net assets (%)............................        (0.15)(c)
Portfolio turnover rate (%).......................................................           60
Net assets, end of period (000)...................................................      $12,758

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-152

METROPOLITAN SERIES FUND, INC.

 METLIFE STOCK INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--99.1% OF TOTAL NET ASSETS


         SECURITY DESCRIPTION                  SHARES      VALUE*
         -------------------------------------------------------------

         AEROSPACE & DEFENSE--1.9%
         General Dynamics Corp................  88,038 $    10,040,734
         Goodrich Corp........................  53,756       2,209,371
         L-3 Communications Holdings, Inc.....  52,540       3,906,349
         Lockheed Martin Corp................. 156,379       9,950,396
         Northrop Grumman Corp................ 155,388       9,340,373
         Raytheon Co.......................... 195,370       7,844,105
         Rockwell Collins, Inc................  75,555       3,511,041
         The Boeing Co........................ 353,050      24,798,232
         United Technologies Corp............. 445,499      24,907,849
                                                       ---------------
                                                            96,508,450
                                                       ---------------

         AIR FREIGHT & LOGISTICS--1.0%
         FedEx Corp........................... 132,532      13,702,484
         Ryder System, Inc....................  28,066       1,151,267
         United Parcel Service, Inc. (Class B) 482,627      36,269,419
                                                       ---------------
                                                            51,123,170
                                                       ---------------

         AIRLINES--0.1%
         Southwest Airlines Co................ 305,088       5,012,596
                                                       ---------------

         AUTO COMPONENTS--0.2%
         Cooper Tire & Rubber Co..............  26,815         410,806
         Dana Corp. (a).......................  65,766         472,200
         Johnson Controls, Inc................  84,395       6,153,239
         The Goodyear Tire & Rubber Co. (a)...  77,148       1,340,832
                                                       ---------------
                                                             8,377,077
                                                       ---------------

         AUTOMOBILES--0.3%
         Ford Motor Co. (a)(b)................ 812,409       6,271,797
         General Motors Corp. (a)............. 247,319       4,802,935
         Harley-Davidson, Inc................. 120,101       6,184,001
                                                       ---------------
                                                            17,258,733
                                                       ---------------

         BEVERAGES--2.1%
         Anheuser-Busch Cos., Inc............. 339,523      14,585,908
         Brown-Forman Corp. (Class B).........  36,331       2,518,465
         Coca-Cola Enterprises, Inc........... 132,535       2,540,696
         Constellation Brands, Inc. (b).......  86,039       2,256,803
         Molson Coors Brewing Co..............  24,692       1,654,117
         PepsiCo, Inc......................... 725,634      42,870,457
         The Coca-Cola Co..................... 905,242      36,490,305
         The Pepsi Bottling Group, Inc........  59,959       1,715,427
                                                       ---------------
                                                           104,632,178
                                                       ---------------

         BIOTECHNOLOGY--1.5%
         Amgen, Inc. (b)...................... 539,819      42,570,126
         Biogen Idec, Inc. (b)................ 148,438       6,728,695
         Chiron Corp. (b).....................  47,834       2,126,700
         Genzyme Corp. (b).................... 112,933       7,993,398
         Gilead Sciences, Inc. (b)............ 200,267      10,540,052
         MedImmune, Inc. (b).................. 107,611       3,768,537
                                                       ---------------
                                                            73,727,508
                                                       ---------------

      SECURITY DESCRIPTION                       SHARES       VALUE*
      -------------------------------------------------------------------

      BUILDING PRODUCTS--0.2%
      American Standard Cos., Inc. (b).........    79,954 $     3,194,162
      Masco Corp...............................   185,345       5,595,566
                                                          ---------------
                                                                8,789,728
                                                          ---------------

      CAPITAL MARKETS--2.8%
      Ameriprise Financial, Inc................   107,586       4,411,026
      Capital One Financial Corp...............   130,989      11,317,450
      E*TRADE Financial Corp. (b)..............   178,904       3,731,937
      Franklin Resources, Inc..................    64,925       6,103,599
      Janus Capital Group, Inc.................    94,333       1,757,424
      Lehman Brothers Holdings, Inc............   117,168      15,017,423
      Merrill Lynch & Co., Inc.................   401,895      27,220,348
      Morgan Stanley...........................   471,419      26,748,314
      State Street Corp........................   143,406       7,950,429
      The Bear Stearns Co., Inc................    49,557       5,725,320
      The Charles Schwab Corp..................   451,147       6,618,326
      The Goldman Sachs Group, Inc.............   197,153      25,178,410
                                                          ---------------
                                                              141,780,006
                                                          ---------------

      CHEMICALS--1.5%
      Air Products & Chemicals, Inc............    97,046       5,744,153
      Ashland, Inc.............................    31,388       1,817,365
      E. I. du Pont de Nemours & Co............   402,080      17,088,400
      Eastman Chemical Co......................    35,635       1,838,410
      Ecolab, Inc..............................    80,618       2,924,015
      Engelhard Corp...........................    52,440       1,581,066
      Hercules, Inc. (b).......................    49,314         557,248
      International Flavours & Fragrances, Inc.    35,341       1,183,923
      Monsanto Co..............................   117,419       9,103,495
      PPG Industries, Inc......................    73,048       4,229,479
      Praxair, Inc.............................   140,957       7,465,083
      Rohm & Haas Co...........................    62,985       3,049,734
      Sigma-Aldrich Corp.......................    29,406       1,861,106
      The Dow Chemical Co......................   422,087      18,495,852
                                                          ---------------
                                                               76,939,329
                                                          ---------------

      COMMERCIAL BANKS--6.1%
      AmSouth Bancorp..........................   152,440       3,995,452
      Bank of America Corp..................... 1,756,397      81,057,721
      BB&T Corp................................   237,168       9,939,711
      Comerica, Inc............................    72,279       4,102,556
      Compass Bancshares, Inc..................    54,467       2,630,211
      Fifth Third Bancorp......................   242,660       9,153,135
      First Horizon National Corp. (a).........    55,106       2,118,275
      Golden West Financial Corp...............   111,453       7,355,898
      Huntington Bancshares, Inc...............    99,799       2,370,226
      KeyCorp..................................   178,342       5,872,802
      M&T Bank Corp............................    34,894       3,805,191
      Marshall & Ilsley Corp...................    91,472       3,936,955
      Mellon Financial Corp....................   182,863       6,263,058
      National City Corp.......................   241,041       8,091,746
      Northern Trust Corp......................    81,131       4,204,208
      PNC Financial Services Group, Inc........   127,806       7,902,245
      Regions Financial Corp...................   200,269       6,841,189
      SunTrust Banks, Inc......................   158,056      11,500,155
      Synovus Financial Corp...................   136,585       3,689,161

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-153

METROPOLITAN SERIES FUND, INC.

 METLIFE STOCK INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


      SECURITY DESCRIPTION                       SHARES       VALUE*
      -------------------------------------------------------------------

      COMMERCIAL BANKS--(CONTINUED)
      The Bank of New York Co., Inc............   336,847 $    10,728,577
      U.S. Bancorp.............................   794,362      23,743,480
      Wachovia Corp............................   679,396      35,912,873
      Wells Fargo & Co.........................   731,341      45,950,155
      Zions Bancorp............................    45,669       3,450,750
                                                          ---------------
                                                              304,615,730
                                                          ---------------

      COMMERCIAL SERVICES & SUPPLIES--0.9%
      Allied Waste Industries, Inc. (b)........    95,454         834,268
      Avery Dennison Corp. (a).................    48,310       2,670,094
      Cendant Corp.............................   448,002       7,728,034
      Cintas Corp..............................    60,234       2,480,436
      Convergys Corp. (b)......................    61,222         970,369
      Equifax, Inc.............................    56,796       2,159,384
      H&R Block, Inc...........................   143,289       3,517,745
      Monster Worldwide, Inc. (b)..............    53,837       2,197,626
      Paychex, Inc.............................   145,857       5,560,069
      Pitney Bowes, Inc........................    99,764       4,215,029
      R.R. Donnelley & Sons Co.................    95,034       3,251,113
      Robert Half International, Inc...........    74,482       2,822,123
      Sabre Holdings Corp. (Class A)...........    57,391       1,383,697
      Waste Management, Inc....................   241,340       7,324,669
                                                          ---------------
                                                               47,114,656
                                                          ---------------

      COMMUNICATIONS EQUIPMENT--2.7%
      ADC Telecommunications, Inc. (a) (b).....    50,950       1,138,223
      Andrew Corp. (b).........................    71,047         762,334
      Avaya, Inc. (b)..........................   183,144       1,954,146
      CIENA Corp. (b)..........................   252,767         750,718
      Cisco Systems, Inc. (b).................. 2,686,387      45,990,945
      Comverse Technology, Inc. (b)............    88,345       2,349,094
      Corning, Inc. (b)........................   666,489      13,103,174
      JDS Uniphase Corp. (a) (b)...............   722,666       1,705,492
      Lucent Technologies, Inc. (a) (b)........ 1,943,914       5,170,811
      Motorola, Inc............................ 1,089,326      24,607,874
      QUALCOMM, Inc............................   719,071      30,977,579
      Scientific-Atlanta, Inc..................    67,159       2,892,538
      Tellabs, Inc. (b)........................   196,125       2,137,763
                                                          ---------------
                                                              133,540,691
                                                          ---------------

      COMPUTERS & PERIPHERALS--3.7%
      Apple Computer, Inc. (b).................   368,577      26,497,001
      Dell, Inc. (b)........................... 1,029,291      30,868,437
      EMC Corp. (b)............................ 1,045,547      14,240,350
      Gateway, Inc. (a) (b)....................   115,866         290,824
      Hewlett-Packard Co....................... 1,252,977      35,872,731
      International Business Machines Corp.....   690,788      56,782,774
      Lexmark International, Inc. (Class A) (b)    50,753       2,275,257
      NCR Corp. (b)............................    80,296       2,725,246
      Network Appliance, Inc. (b)..............   162,737       4,393,899
      NVIDIA Corp. (b).........................    74,862       2,736,955
      Sun Microsystems, Inc. (b)............... 1,493,191       6,256,470
                                                          ---------------
                                                              182,939,944
                                                          ---------------

   SECURITY DESCRIPTION                              SHARES       VALUE*
   --------------------------------------------------------------------------

   CONSTRUCTION & ENGINEERING--0.1%
   Fluor Corp......................................    37,972 $     2,933,717
                                                              ---------------

   CONSTRUCTION MATERIALS--0.1%
   Vulcan Materials Co.............................    44,536       3,017,314
                                                              ---------------

   CONSUMER FINANCE--1.1%
   American Express Co.............................   543,041      27,944,890
   MBNA Corp.......................................   548,899      14,902,608
   SLM Corp........................................   182,508      10,054,365
                                                              ---------------
                                                                   52,901,863
                                                              ---------------

   CONTAINERS & PACKAGING--0.2%
   Ball Corp.......................................    45,502       1,807,340
   Bemis Co., Inc..................................    46,052       1,283,469
   Pactiv Corp. (b)................................    62,663       1,378,586
   Sealed Air Corp. (b)............................    35,597       1,999,484
   Temple-Inland, Inc..............................    49,084       2,201,417
                                                              ---------------
                                                                    8,670,296
                                                              ---------------

   DIVERSIFIED CONSUMER SERVICES--0.1%
   Apollo Group, Inc. (Class A) (b)................    63,644       3,847,916
                                                              ---------------

   DIVERSIFIED FINANCIAL SERVICES--3.8%
   CIT Group, Inc..................................    87,370       4,524,019
   Citigroup, Inc.................................. 2,212,498     107,372,528
   Federated Investors, Inc. (Class B).............    37,033       1,371,702
   JPMorgan Chase & Co............................. 1,530,284      60,736,972
   Moody's Corp....................................   108,520       6,665,298
   Principal Financial Group, Inc..................   122,522       5,811,218
   T. Rowe Price Group, Inc........................    57,157       4,117,019
                                                              ---------------
                                                                  190,598,756
                                                              ---------------

   DIVERSIFIED TELECOMMUNICATION SERVICES--2.4%
   ALLTEL Corp.....................................   167,464      10,566,979
   AT&T, Inc....................................... 1,708,427      41,839,377
   BellSouth Corp..................................   799,731      21,672,710
   CenturyTel, Inc.................................    57,288       1,899,670
   Citizens Communications Co......................   146,027       1,785,910
   Qwest Communications International, Inc. (a) (b)   675,165       3,814,682
   Verizon Communications, Inc..................... 1,209,237      36,422,219
                                                              ---------------
                                                                  118,001,547
                                                              ---------------

   ELECTRIC UTILITIES--2.6%
   Allegheny Energy, Inc. (b)......................    71,222       2,254,176
   Ameren Corp. (a)................................    89,337       4,577,628
   American Electric Power Co., Inc................   172,174       6,385,934
   CenterPoint Energy, Inc. (a)....................   135,622       1,742,743
   Cinergy Corp....................................    87,221       3,703,404
   CMS Energy Corp. (b)............................    96,256       1,396,675
   Consolidated Edison, Inc. (a)...................   107,131       4,963,379
   Constellation Energy Group, Inc.................    78,057       4,496,083
   Dominion Resources, Inc.........................   151,878      11,724,982
   DTE Energy Co...................................    77,771       3,358,929
   Edison International............................   142,490       6,213,989
   Entergy Corp....................................    90,742       6,229,438

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-154

METROPOLITAN SERIES FUND, INC.

 METLIFE STOCK INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


        SECURITY DESCRIPTION                   SHARES       VALUE*
        ---------------------------------------------------------------

        ELECTRIC UTILITIES--(CONTINUED)
        Exelon Corp..........................   291,805 $    15,506,518
        FirstEnergy Corp.....................   144,251       7,066,856
        FPL Group, Inc.......................   172,686       7,176,830
        PG&E Corp............................   150,053       5,569,967
        Pinnacle West Capital Corp. (a)......    43,297       1,790,331
        PPL Corp.............................   166,250       4,887,750
        Progress Energy, Inc. (a)............   110,062       4,833,923
        Public Service Enterprise Group, Inc.   109,640       7,123,311
        TECO Energy, Inc.....................    91,010       1,563,552
        The AES Corp. (b)....................   285,660       4,521,998
        The Southern Co. (a).................   324,286      11,197,596
        Xcel Energy, Inc.....................   176,199       3,252,633
                                                        ---------------
                                                            131,538,625
                                                        ---------------

        ELECTRICAL EQUIPMENT--0.4%
        American Power Conversion Corp.......    75,167       1,653,674
        Cooper Industries, Ltd. (Class A)....    40,071       2,925,183
        Emerson Electric Co..................   179,666      13,421,050
        Rockwell Automation, Inc.............    78,344       4,634,831
                                                        ---------------
                                                             22,634,738
                                                        ---------------

        ELECTRONIC EQUIPMENT & INSTRUMENTS--0.5%
        Agilent Technologies, Inc. (b).......   179,791       5,985,242
        Broadcom Corp. (Class A) (b).........   126,478       5,963,438
        Jabil Circuit, Inc. (b)..............    76,090       2,822,178
        Molex, Inc...........................    62,779       1,629,115
        PerkinElmer, Inc.....................    57,202       1,347,679
        Sanmina-SCI Corp. (b)................   229,875         979,268
        Solectron Corp. (b)..................   399,554       1,462,368
        Symbol Technologies, Inc.............   109,759       1,407,110
        Tektronix, Inc.......................    36,469       1,028,791
        Thermo Electron Corp. (b)............    70,925       2,136,970
                                                        ---------------
                                                             24,762,159
                                                        ---------------

        ENERGY EQUIPMENT & SERVICES--1.7%
        Baker Hughes, Inc....................   149,502       9,086,731
        BJ Services Co.......................   140,974       5,169,517
        Halliburton Co.......................   224,286      13,896,760
        Nabors Industries, Ltd. (b)..........    69,107       5,234,855
        National-Oilwell Varco, Inc. (a) (b).    76,229       4,779,558
        Noble Corp...........................    59,879       4,223,865
        Rowan Cos., Inc. (a) (b).............    47,806       1,703,806
        Schlumberger, Ltd....................   257,633      25,029,046
        Transocean, Inc. (b).................   144,359      10,060,379
        Weatherford International, Ltd. (b)..   152,034       5,503,631
                                                        ---------------
                                                             84,688,148
                                                        ---------------

        FOOD & STAPLES RETAILING--2.2%
        Albertson's, Inc.....................   161,282       3,443,371
        CVS Corp.............................   356,081       9,407,660
        Safeway, Inc. (a) (b)................   196,497       4,649,119
        Supervalu, Inc.......................    59,559       1,934,476
        Sysco Corp...........................   271,283       8,423,337
        The Kroger Co. (b)...................   317,014       5,985,225
        Wal-Mart Stores, Inc................. 1,092,519      51,129,889

      SECURITY DESCRIPTION                         SHARES      VALUE*
      --------------------------------------------------------------------

      FOOD & STAPLES RETAILING--(CONTINUED)
      Walgreen Co................................. 442,624 $    19,590,538
      Whole Foods Market, Inc.....................  60,186       4,657,795
                                                           ---------------
                                                               109,221,410
                                                           ---------------

      FOOD PRODUCTS--1.0%
      Archer-Daniels-Midland Co................... 285,661       7,044,400
      Campbell Soup Co............................  81,396       2,423,159
      ConAgra Foods, Inc.......................... 226,942       4,602,384
      General Mills, Inc.......................... 155,376       7,663,144
      H.J. Heinz Co............................... 146,364       4,935,394
      Hershey Co..................................  79,200       4,375,800
      Kellogg Co.................................. 112,321       4,854,514
      McCormick & Co., Inc........................  58,540       1,810,057
      Sara Lee Corp............................... 332,177       6,278,145
      Tyson Foods, Inc. (Class A)................. 110,074       1,882,266
      Wm. Wrigley Jr., Co.........................  78,468       5,217,337
                                                           ---------------
                                                                51,086,600
                                                           ---------------

      GAS UTILITIES--0.1%
      KeySpan Corp................................  76,255       2,721,541
      Nicor, Inc. (a).............................  19,320         759,469
      Peoples Energy Corp. (a)....................  16,680         584,968
                                                           ---------------
                                                                 4,065,978
                                                           ---------------

      HEALTH CARE EQUIPMENT & SUPPLIES--2.1%
      Applera Corp.--Applied Biosystems Group.....  82,183       2,182,780
      Bausch & Lomb, Inc..........................  23,516       1,596,736
      Baxter International, Inc................... 272,735      10,268,473
      Becton, Dickinson & Co...................... 110,229       6,622,558
      Biomet, Inc................................. 108,931       3,983,607
      Boston Scientific Corp. (b)................. 258,043       6,319,473
      C.R. Bard, Inc..............................  45,863       3,023,289
      Fisher Scientific International, Inc. (b)...  53,630       3,317,552
      Guidant Corp................................ 145,109       9,395,808
      IMS Health, Inc............................. 101,330       2,525,143
      Medtronic, Inc.............................. 529,005      30,454,818
      Millipore Corp. (b).........................  22,773       1,503,929
      Patterson Cos., Inc. (a) (b)................  60,474       2,019,832
      St. Jude Medical, Inc. (b).................. 160,320       8,048,064
      Stryker Corp................................ 127,525       5,665,936
      Waters Corp. (b)............................  48,402       1,829,596
      Zimmer Holdings, Inc. (b)................... 108,360       7,307,798
                                                           ---------------
                                                               106,065,392
                                                           ---------------

      HEALTH CARE PROVIDERS & SERVICES--2.9%
      Aetna, Inc.................................. 125,085      11,796,766
      AmerisourceBergen Corp......................  91,196       3,775,514
      Cardinal Health, Inc........................ 187,282      12,875,638
      Caremark Rx, Inc. (b)....................... 196,701      10,187,145
      CIGNA Corp..................................  55,009       6,144,505
      Coventry Health Care, Inc. (b)..............  71,048       4,046,894
      Express Scripts, Inc. (b)...................  63,692       5,337,390
      HCA, Inc.................................... 185,396       9,362,498
      Health Management Associates, Inc. (Class A) 108,106       2,374,008
      Humana, Inc. (b)............................  71,194       3,867,970

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-155

METROPOLITAN SERIES FUND, INC.

 METLIFE STOCK INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


      SECURITY DESCRIPTION                       SHARES       VALUE*
      -------------------------------------------------------------------

      HEALTH CARE PROVIDERS & SERVICES--(CONTINUED)
      Laboratory Corp. of America Holdings(b)..    58,131 $     3,130,354
      Manor Care, Inc. (a).....................    34,600       1,376,042
      McKesson Corp............................   134,557       6,941,796
      Quest Diagnostics, Inc. (a)..............    72,472       3,730,859
      Tenet Healthcare Corp. (b)...............   205,290       1,572,521
      UnitedHealth Group, Inc..................   596,159      37,045,320
      WellPoint, Inc. (b)......................   288,538      23,022,447
                                                          ---------------
                                                              146,587,667
                                                          ---------------

      HOTELS, RESTAURANTS & LEISURE--1.5%
      Carnival Corp............................   189,473      10,131,121
      Darden Restaurants, Inc..................    57,271       2,226,696
      Harrah's Entertainment, Inc..............    80,374       5,729,862
      Hilton Hotels Corp.......................   143,469       3,459,038
      International Game Technology (a)........   147,362       4,535,802
      Marriott International, Inc. (Class A)...    71,992       4,821,304
      McDonald's Corp..........................   550,425      18,560,331
      Starbucks Corp. (b)......................   336,083      10,085,851
      Starwood Hotels & Resorts Worldwide, Inc.
       (Class B)...............................    95,880       6,122,897
      Wendy's International, Inc...............    50,837       2,809,253
      Yum! Brands, Inc.........................   123,795       5,803,510
                                                          ---------------
                                                               74,285,665
                                                          ---------------

      HOUSEHOLD DURABLES--0.7%
      Centex Corp..............................    55,870       3,994,146
      D.R. Horton, Inc.........................   119,050       4,253,657
      Fortune Brands, Inc......................    63,901       4,985,556
      KB HOME..................................    34,237       2,487,660
      Leggett & Platt, Inc.....................    80,456       1,847,270
      Lennar Corp. (Class A)...................    60,069       3,665,410
      Maytag Corp. (a).........................    35,054         659,716
      Newell Rubbermaid, Inc. (a)..............   120,487       2,865,181
      Pulte Homes, Inc.........................    93,823       3,692,873
      Snap-On, Inc.............................    25,335         951,583
      The Black & Decker Corp..................    34,293       2,982,119
      The Stanley Works........................    31,813       1,528,297
      Whirlpool Corp...........................    29,506       2,471,423
                                                          ---------------
                                                               36,384,891
                                                          ---------------

      HOUSEHOLD PRODUCTS--2.3%
      Colgate-Palmolive Co.....................   226,567      12,427,200
      Kimberly-Clark Corp......................   204,321      12,187,748
      The Clorox Co............................    65,908       3,749,506
      The Procter & Gamble Co.................. 1,465,864      84,844,208
                                                          ---------------
                                                              113,208,662
                                                          ---------------

      INDEPENDENT POWER PRODUCERS & ENERGY TRADERS--0.2%
      TXU Corp.................................   211,160      10,598,120
                                                          ---------------

      INDUSTRIAL CONGLOMERATES--4.7%
      3M Co....................................   332,350      25,757,125
      General Electric Co...................... 4,621,017     161,966,646
      Honeywell International, Inc.............   368,573      13,729,344
      Reynolds American,, Inc..................    37,391       3,564,484

     SECURITY DESCRIPTION                         SHARES       VALUE*
     ---------------------------------------------------------------------

     INDUSTRIAL CONGLOMERATES--(CONTINUED)
     Textron, Inc...............................    57,892 $     4,456,526
     Tyco International, Ltd....................   880,392      25,408,113
                                                           ---------------
                                                               234,882,238
                                                           ---------------

     INSURANCE--4.9%
     ACE, Ltd...................................   140,967       7,533,276
     AFLAC, Inc.................................   218,832      10,158,181
     Ambac Financial Group, Inc.................    46,003       3,544,991
     American International Group, Inc.......... 1,135,166      77,452,376
     Aon Corp...................................   139,955       5,031,382
     Cincinnati Financial Corp..................    76,407       3,413,865
     Genworth Financial, Inc. (Class A).........   164,715       5,695,845
     Jefferson-Pilot Corp.......................    58,618       3,337,123
     Lincoln National Corp. (a).................    75,764       4,017,765
     Loews Corp.................................    59,302       5,624,795
     Marsh & McLennan Cos., Inc.................   238,219       7,565,835
     MBIA, Inc. (a).............................    58,631       3,527,241
     MetLife, Inc. (a)..........................   331,188      16,228,212
     MGIC Investment Corp.......................    39,680       2,611,738
     Prudential Financial, Inc..................   220,857      16,164,524
     Safeco Corp................................    54,028       3,052,582
     The Allstate Corp..........................   283,677      15,338,415
     The Chubb Corp.............................    87,430       8,537,540
     The Hartford Financial Services Group, Inc.   131,368      11,283,198
     The Progressive Corp.......................    86,266      10,074,143
     The St. Paul Travelers Cos., Inc...........   302,837      13,527,729
     Torchmark, Inc.............................    45,386       2,523,462
     UnumProvident Corp. (a)....................   130,335       2,965,121
     XL Capital, Ltd. (Class A).................    76,259       5,138,331
                                                           ---------------
                                                               244,347,670
                                                           ---------------

     INTERNET & CATALOG RETAIL--0.6%
     Amazon.com, Inc. (b).......................   134,137       6,324,560
     eBay, Inc. (b).............................   499,832      21,617,734
                                                           ---------------
                                                                27,942,294
                                                           ---------------

     INTERNET SOFTWARE & SERVICES--0.4%
     Yahoo!, Inc. (b)...........................   552,219      21,635,940
                                                           ---------------

     IT SERVICES--0.9%
     Affiliated Computer Services, Inc.
      (Class A) (a) (b).........................    54,355       3,216,729
     Automatic Data Processing, Inc.............   252,171      11,572,127
     Computer Sciences Corp. (b)................    80,912       4,097,384
     Electronic Data Systems Corp...............   228,091       5,483,308
     First Data Corp............................   334,153      14,371,921
     Fiserv, Inc. (b)...........................    80,687       3,491,326
     Unisys Corp. (b)...........................   149,252         870,139
                                                           ---------------
                                                                43,102,934
                                                           ---------------

     LEISURE EQUIPMENT & PRODUCTS--0.2%
     Brunswick Corp.............................    42,187       1,715,323
     Eastman Kodak Co. (a)......................   125,604       2,939,134
     Hasbro, Inc. (a)...........................    77,999       1,574,020
     Mattel, Inc................................   176,605       2,793,891
                                                           ---------------
                                                                 9,022,368
                                                           ---------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-156

METROPOLITAN SERIES FUND, INC.

 METLIFE STOCK INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


     SECURITY DESCRIPTION                          SHARES       VALUE*
     ----------------------------------------------------------------------

     MACHINERY--1.4%
     Caterpillar, Inc............................   297,483 $    17,185,593
     Cummins, Inc. (a)...........................    20,479       1,837,581
     Danaher Corp................................   103,754       5,787,398
     Deere & Co..................................   105,484       7,184,515
     Dover Corp..................................    88,635       3,588,831
     Eaton Corp..................................    64,727       4,342,534
     Illinois Tool Works, Inc....................    89,553       7,879,769
     Ingersoll-Rand Co., Ltd. (Class A)..........   144,687       5,841,014
     ITT Industries, Inc.........................    40,386       4,152,489
     Navistar International Corp. (a) (b)........    26,981         772,196
     PACCAR, Inc.................................    74,038       5,125,651
     Pall Corp...................................    54,484       1,463,440
     Parker Hannifin Corp........................    52,379       3,454,919
                                                            ---------------
                                                                 68,615,930
                                                            ---------------

     MEDIA--3.3%
     CCE Spinco, Inc.............................         1               2
     Clear Channel Communications, Inc...........   236,393       7,434,560
     Comcast Corp. (Class A) (a)(b)..............   949,686      24,653,848
     Dow Jones & Co., Inc. (a)...................    25,802         915,713
     Gannett Co., Inc. (a).......................   104,914       6,354,641
     Knight-Ridder, Inc. (a).....................    30,349       1,921,092
     Meredith Corp...............................    18,330         959,392
     New York Times Co. (Class A) (a)............    63,453       1,678,332
     News Corp. (Class A)........................ 1,064,187      16,548,108
     Omnicom Group, Inc..........................    78,857       6,713,096
     The E.W. Scripps Co. (Class A)..............    37,231       1,787,832
     The Interpublic Group of Cos., Inc. (b).....   188,286       1,816,960
     The McGraw-Hill Cos., Inc...................   163,959       8,465,203
     The Walt Disney Co..........................   841,273      20,165,314
     Time Warner, Inc............................ 2,039,150      35,562,776
     Tribune Co..................................   114,503       3,464,861
     Univision Communications, Inc. (Class A) (b)    97,784       2,873,872
     Viacom, Inc. (Class B)......................   675,877      22,033,590
                                                            ---------------
                                                                163,349,192
                                                            ---------------

     METALS & MINING--0.8%
     Alcoa, Inc..................................   380,579      11,253,721
     Allegheny Technologies, Inc.................    37,192       1,341,887
     Freeport-McMoRan Copper & Gold, Inc.
      (Class B)..................................    80,490       4,330,362
     Newmont Mining Corp.........................   195,398      10,434,253
     Nucor Corp..................................    68,059       4,540,897
     Phelps Dodge Corp...........................    44,412       6,389,555
     United States Steel Corp....................    49,587       2,383,647
                                                            ---------------
                                                                 40,674,322
                                                            ---------------

     MULTI-UTILITIES--0.4%
     Duke Energy Co..............................   405,663      11,135,449
     Dynegy, Inc. (Class A) (a) (b)..............   131,760         637,719
     NiSource, Inc...............................   119,228       2,487,096
     Sempra Energy...............................   112,436       5,041,630
                                                            ---------------
                                                                 19,301,894
                                                            ---------------

          SECURITY DESCRIPTION               SHARES       VALUE*
          -----------------------------------------------------------

          MULTILINE RETAIL--1.3%
          Big Lots, Inc. (a) (b)...........    49,831 $       598,470
          Costco Wholesale Corp............   206,468      10,213,972
          Dillard's, Inc. (Class A) (a)....    26,939         668,626
          Dollar General Corp..............   138,474       2,640,699
          Family Dollar Stores, Inc........    67,903       1,683,315
          Federated Department Stores, Inc.   119,051       7,896,653
          J.C. Penney Co., Inc.............   101,569       5,647,236
          Kohl's Corp. (b).................   150,775       7,327,665
          Nordstrom, Inc...................    95,604       3,575,590
          Sears Holdings Corp. (b).........    43,650       5,042,885
          Target Corp......................   384,503      21,136,130
                                                      ---------------
                                                           66,431,241
                                                      ---------------

          MUTUAL FUNDS--0.5%
          SPDR Trust Series 1..............   197,200      24,553,372
                                                      ---------------

          OFFICE ELECTRONICS--0.1%
          Xerox Corp. (a) (b)..............   420,023       6,153,337
                                                      ---------------

          OIL, GAS & CONSUMABLE FUELS--7.5%
          Amerada Hess Corp................    34,992       4,437,685
          Anadarko Petroleum Corp..........   103,738       9,829,175
          Apache Corp......................   144,014       9,867,839
          Burlington Resources, Inc........   165,331      14,251,532
          Chevron Corp.....................   981,823      55,738,092
          ConocoPhillips...................   606,839      35,305,893
          Devon Energy Corp................   194,311      12,152,210
          El Paso Corp.....................   288,352       3,506,360
          EOG Resources, Inc...............   105,653       7,751,761
          Exxon Mobil Corp................. 2,721,308     152,855,870
          Kerr-McGee Corp..................    50,728       4,609,146
          Kinder Morgan, Inc...............    46,024       4,231,907
          Marathon Oil Corp................   160,276       9,772,028
          Murphy Oil Corp..................    72,215       3,898,888
          Occidental Petroleum Corp........   175,811      14,043,783
          Sunoco, Inc......................    59,533       4,666,197
          The Williams Cos., Inc...........   250,602       5,806,448
          Valero Energy Corp...............   269,688      13,915,901
          XTO Energy, Inc..................   158,840       6,979,430
                                                      ---------------
                                                          373,620,145
                                                      ---------------

          PAPER & FOREST PRODUCTS--0.4%
          International Paper Co...........   214,515       7,209,849
          Louisiana-Pacific Corp...........    46,259       1,270,735
          MeadWestvaco Corp................    79,361       2,224,489
          Weyerhaeuser Co..................   106,378       7,057,116
                                                      ---------------
                                                           17,762,189
                                                      ---------------

          PERSONAL PRODUCTS--0.1%
          Alberto-Culver Co. (Class B).....    33,016       1,510,482
          Avon Products, Inc...............   200,473       5,723,504
                                                      ---------------
                                                            7,233,986
                                                      ---------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-157

METROPOLITAN SERIES FUND, INC.

 METLIFE STOCK INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


     SECURITY DESCRIPTION                          SHARES       VALUE*
     ----------------------------------------------------------------------

     PHARMACEUTICALS - 6.5%
     Abbott Laboratories.........................   678,415 $    26,749,903
     Allergan, Inc. (a)..........................    57,558       6,213,962
     Bristol-Myers Squibb Co.....................   855,666      19,663,205
     Eli Lilly & Co..............................   497,094      28,130,549
     Forest Laboratories, Inc. (b)...............   147,731       6,009,697
     Hospira, Inc. (b)...........................    70,348       3,009,487
     Johnson & Johnson........................... 1,301,059      78,193,646
     King Pharmaceuticals, Inc. (b)..............   105,746       1,789,222
     Medco Health Solutions, Inc. (b)............   134,507       7,505,491
     Merck & Co., Inc............................   956,303      30,419,998
     Mylan Laboratories, Inc. (a)................    95,603       1,908,236
     Pfizer, Inc................................. 3,223,813      75,179,319
     Schering-Plough Corp........................   646,343      13,476,252
     Watson Pharmaceuticals, Inc. (b)............    44,353       1,441,916
     Wyeth.......................................   587,025      27,044,242
                                                            ---------------
                                                                326,735,125
                                                            ---------------

     REAL ESTATE--0.7%
     Apartment Investment & Management Co. (REIT)
      (Class A)..................................    41,855       1,585,049
     Archstone-Smith Trust (REIT)................    92,712       3,883,706
     Equity Office Properties Trust (REIT).......   177,634       5,387,639
     Equity Residential (REIT)...................   126,027       4,930,176
     Plum Creek Timber Co., Inc. (REIT)..........    80,493       2,901,773
     ProLogis (REIT).............................   106,491       4,975,259
     Public Storage, Inc.........................    36,160       2,448,755
     Simon Property Group, Inc. (REIT)...........    81,543       6,248,640
     Vornado Realty Trust (REIT).................    51,631       4,309,640
                                                            ---------------
                                                                 36,670,637
                                                            ---------------

     ROAD & RAIL--0.7%
     Burlington Northern Santa Fe Corp...........   163,314      11,565,897
     CSX Corp....................................    95,008       4,823,556
     Norfolk Southern Corp.......................   177,744       7,968,264
     Union Pacific Corp..........................   115,869       9,328,613
                                                            ---------------
                                                                 33,686,330
                                                            ---------------

     SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--3.0%
     Advanced Micro Devices, Inc. (b)............   176,716       5,407,510
     Altera Corp. (b)............................   158,519       2,937,357
     Analog Devices, Inc.........................   160,430       5,754,624
     Applied Materials, Inc......................   709,581      12,729,883
     Applied Micro Circuits Corp. (a) (b)........   130,657         335,788
     Freescale Semiconductor, Inc. (Class B) (b).   179,482       4,517,562
     Intel Corp.................................. 2,636,728      65,812,731
     KLA-Tencor Corp.............................    86,336       4,258,955
     Linear Technology Corp......................   133,287       4,807,662
     LSI Logic Corp. (a) (b).....................   171,305       1,370,440
     Maxim Integrated Products, Inc..............   143,367       5,195,620
     Micron Technology, Inc. (b).................   270,272       3,597,320
     National Semiconductor Corp.................   150,301       3,904,820
     Novellus Systems, Inc. (b)..................    58,331       1,406,944
     PMC-Sierra, Inc. (b)........................    80,138         617,864
     QLogic Corp. (b)............................    35,191       1,144,059
     Teradyne, Inc. (b)..........................    86,112       1,254,652
     Texas Instruments, Inc......................   707,641      22,694,047
     Xilinx, Inc.................................   152,422       3,842,559
                                                            ---------------
                                                                151,590,397
                                                            ---------------

       SECURITY DESCRIPTION                     SHARES       VALUE*
       -----------------------------------------------------------------

       SOFTWARE--3.5%
       Adobe Systems, Inc. (b)................   262,936 $     9,718,115
       Autodesk, Inc..........................   100,938       4,335,287
       BMC Software, Inc. (b).................    94,595       1,938,251
       Citrix Systems, Inc. (b)...............    77,124       2,219,629
       Computer Associates International, Inc.   200,683       5,657,254
       Compuware Corp. (b)....................   169,446       1,519,931
       Electronic Arts, Inc. (b)..............   131,456       6,876,463
       Intuit, Inc. (b).......................    77,386       4,124,674
       Mercury Interactive Corp. (b)..........    37,875       1,052,546
       Microsoft Corp......................... 4,003,602     104,694,192
       Novell, Inc. (b).......................   167,060       1,475,140
       Oracle Corp.(b)........................ 1,644,765      20,082,581
       Parametric Technology Corp. (b)........   119,093         726,467
       Siebel Systems, Inc. (b)...............   231,393       2,448,138
       Symantec Corp. (b).....................   472,973       8,277,027
                                                         ---------------
                                                             175,145,695
                                                         ---------------

       SPECIALTY RETAIL--2.2%
       AutoNation, Inc. (b)...................    79,179       1,720,560
       AutoZone, Inc. (b).....................    24,146       2,215,395
       Bed Bath & Beyond, Inc. (b)............   129,828       4,693,282
       Best Buy Co., Inc......................   178,753       7,772,180
       Circuit City Stores, Inc...............    68,496       1,547,325
       Limited Brands, Inc....................   152,295       3,403,793
       Lowe's Cos., Inc.......................   341,965      22,795,387
       Office Depot, Inc. (b).................   135,074       4,241,323
       OfficeMax, Inc.........................    30,963         785,222
       RadioShack Corp........................    58,877       1,238,183
       Staples, Inc...........................   319,866       7,264,157
       The Gap, Inc...........................   251,013       4,427,869
       The Home Depot, Inc....................   929,037      37,607,418
       The Sherwin-Williams Co................    49,097       2,229,986
       Tiffany & Co. (a)......................    62,209       2,381,983
       TJX Cos., Inc..........................   201,478       4,680,334
                                                         ---------------
                                                             109,004,397
                                                         ---------------

       TEXTILES, APPAREL & LUXURY GOODS--0.4%
       Coach, Inc. (b)........................   166,219       5,541,742
       Jones Apparel Group, Inc...............    51,092       1,569,546
       Liz Claiborne, Inc.....................    46,641       1,670,681
       NIKE, Inc. (Class B)...................    83,137       7,215,460
       Reebok International, Ltd..............    23,029       1,340,979
       VF Corp................................    38,898       2,152,615
                                                         ---------------
                                                              19,491,023
                                                         ---------------

       THRIFTS & MORTGAGE FINANCE--1.5%
       Countrywide Financial Corp.............   261,171       8,929,437
       Federal Home Loan Mortgage Corp........   302,203      19,748,966
       Federal National Mortgage Association..   423,304      20,661,468
       North Fork Bancorp., Inc...............   208,034       5,691,810
       Sovereign Bancorp, Inc.................   156,199       3,377,022
       Washington Mutual, Inc.................   431,529      18,771,512
                                                         ---------------
                                                              77,180,215
                                                         ---------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-158

METROPOLITAN SERIES FUND, INC.

 METLIFE STOCK INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)



          SECURITY DESCRIPTION               SHARES       VALUE*
          -----------------------------------------------------------

          TOBACCO--1.4%
          Altria Group, Inc................   910,705 $    68,047,877
          UST, Inc.........................    71,536       2,920,815
                                                      ---------------
                                                           70,968,692
                                                      ---------------

          TRADING COMPANIES & DISTRIBUTORS--0.1%
          Genuine Parts Co.................    75,888       3,333,001
          W.W. Grainger, Inc...............    33,247       2,363,862
                                                      ---------------
                                                            5,696,863
                                                      ---------------

          WIRELESS TELECOMMUNICATION SERVICES--0.6%
          Sprint Nextel Corp............... 1,292,109      30,183,666
                                                      ---------------
          Total Common Stock
           (Identified Cost $4,091,613,700)             4,952,441,352
                                                      ---------------

       SHORT TERM INVESTMENTS--0.8%
                                                FACE
       SECURITY DESCRIPTION                    AMOUNT        VALUE*
       -----------------------------------------------------------------

       DISCOUNT NOTES--0.8%
       Federal Home Loan Bank
        4.38%, 02/15/06..................... $   300,000 $       298,448
       Federal National Mortgage Association
        4.45%, 03/22/06.....................  38,300,000      37,933,171
        4.310%, 03/22/06....................   1,625,000       1,609,436
                                                         ---------------
       Total Short Term Investments
        (Amortized Cost $39,841,055)........                  39,841,055
                                                         ---------------
       Total Investments--99.9%
        (Identified Cost $4,131,454,755) (c)               4,992,282,407
       Other assets less liabilities........                   3,195,175
                                                         ---------------
       TOTAL NET ASSETS--100%...............             $ 4,995,477,582
                                                         ===============

(a) A PORTION OR ALL OF THE SECURITY WAS HELD ON LOAN. AS OF DECEMBER 31, 2005, THE MARKET VALUE OF SECURITIES LOANED WAS $96,233,326 AND THE COLLATERAL RECEIVED CONSISTED OF CASH IN THE AMOUNT OF $99,430,593.
(b)  NON-INCOME PRODUCING.
(c) THE AGGREGATE COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES AS OF DECEMBER 31, 2005 WAS $4,139,352,031 AND THE COMPOSITION OF UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENT SECURITIES WAS $1,348,920,185 AND $(495,989,809), RESPECTIVELY.
(REIT)--A REAL ESTATE INVESTMENT TRUST IS A POOLED INVESTMENT VEHICLE THAT INVESTS PRIMARILY IN INCOME-PRODUCING REAL ESTATE OR REAL ESTATE RELATED LOANS OR INTEREST.

FUTURES CONTRACTS

                                                                                 NET
                                       NUMBER OF  CONTRACT   VALUATION AS OF  UNREALIZED
FUTURES CONTRACTS LONG EXPIRATION DATE CONTRACTS   AMOUNT      12/31/2005    DEPRECIATION
---------------------- --------------- --------- ----------- --------------- ------------
S&P 500 Index Futures.    3/16/2006       127    $40,192,560   $39,839,900    ($352,660)
                                                                              =========

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-159

METROPOLITAN SERIES FUND, INC.

 METLIFE STOCK INDEX PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2005

      ASSETS
        Investments at value..................             $4,992,282,407
        Cash..................................                        280
        Collateral for securities loaned......                 99,430,593
        Receivable for:
         Securities sold......................                  6,205,702
         Fund shares sold.....................                  5,707,354
         Accrued interest and dividends.......                  6,640,924
                                                           --------------
          Total Assets........................              5,110,267,260
      LIABILITIES
        Payable for:
         Fund shares redeemed................. $ 7,297,998
         Securities purchased.................   6,181,349
         Futures variation margin.............     198,755
         Return of collateral for securities
          loaned..............................  99,430,593
        Accrued expenses:
         Management fees......................   1,043,872
         Service and distribution fees........     200,317
         Other expenses.......................     436,794
                                               -----------
          Total Liabilities...................                114,789,678
                                                           --------------
      NET ASSETS..............................             $4,995,477,582
                                                           ==============
        Net assets consists of:
         Capital paid in......................             $3,956,855,898
         Undistributed net investment income..                 76,007,794
         Accumulated net realized gains.......                102,138,898
         Unrealized appreciation on
          investments and futures contracts...                860,474,992
                                                           --------------
      NET ASSETS..............................             $4,995,477,582
                                                           ==============
      Computation of offering price:
      CLASS A
      Net asset value and redemption price per
       share ($3,942,484,288 divided by
       118,742,369 shares outstanding)........             $        33.20
                                                           ==============
      CLASS B
      Net asset value and redemption price per
       share ($765,425,121 divided by
       23,616,193 shares outstanding).........             $        32.41
                                                           ==============
      CLASS E
      Net asset value and redemption price per
       share ($287,568,173 divided by
       8,704,598 shares outstanding)..........             $        33.04
                                                           ==============
      Identified cost of investments..........             $4,131,454,755
                                                           ==============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2005

    INVESTMENT INCOME
      Dividends...............................               $ 89,325,048
      Interest................................                  2,821,418(a)
                                                             ------------
                                                               92,146,466
    EXPENSES
      Management fees......................... $ 12,246,737
      Service and distribution fees--Class B..    1,586,557
      Service and distribution fees--Class E..      429,475
      Directors' fees and expenses............       22,265
      Custodian...............................      551,557
      Audit and tax services..................       16,887
      Legal...................................      122,294
      Printing................................    1,249,924
      Insurance...............................       97,217
      Miscellaneous...........................       78,548
                                               ------------
      Total expenses..........................   16,401,461
      Management fee waivers..................     (231,563)   16,169,898
                                               ------------  ------------
    NET INVESTMENT INCOME.....................                 75,976,568
                                                             ------------
    REALIZED AND UNREALIZED GAIN
    Realized gain on:
      Investments--net........................  109,273,667
      Futures contracts--net..................    4,070,363   113,344,030
                                               ------------
    Unrealized appreciation (depreciation) on:
      Investments--net........................   36,412,698
      Futures contracts--net..................   (3,144,310)   33,268,388
                                               ------------  ------------
    Net gain..................................                146,612,418
                                                             ------------
    NET INCREASE IN NET ASSETS
     FROM OPERATIONS..........................               $222,588,986
                                                             ============

(a)INCLUDES INCOME ON SECURITIES LOANED OF $261,163.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-160

METROPOLITAN SERIES FUND, INC.

 METLIFE STOCK INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                                       YEAR ENDED      YEAR ENDED
                                                                      DECEMBER 31,    DECEMBER 31,
                                                                          2005            2004
                                                                     --------------  --------------
FROM OPERATIONS
  Net investment income............................................. $   75,976,568  $   77,846,810
  Net realized gain.................................................    113,344,030      45,750,907
  Unrealized appreciation...........................................     33,268,388     344,502,125
                                                                     --------------  --------------
  INCREASE IN NET ASSETS FROM OPERATIONS............................    222,588,986     468,099,842
                                                                     --------------  --------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................    (64,940,610)    (34,642,595)
    Class B.........................................................     (8,290,412)     (2,286,968)
    Class E.........................................................     (4,221,091)     (1,628,653)
                                                                     --------------  --------------
  TOTAL DISTRIBUTIONS...............................................    (77,452,113)    (38,558,216)
                                                                     --------------  --------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.    (91,725,843)    186,609,239
                                                                     --------------  --------------
  TOTAL INCREASE IN NET ASSETS......................................     53,411,030     616,150,865

NET ASSETS
  Beginning of the period...........................................  4,942,066,552   4,325,915,687
                                                                     --------------  --------------
  End of the period................................................. $4,995,477,582  $4,942,066,552
                                                                     ==============  ==============
UNDISTRIBUTED NET INVESTMENT INCOME
  End of the period................................................. $   76,007,794  $   77,448,853
                                                                     ==============  ==============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                       YEAR ENDED                  YEAR ENDED
                                                                    DECEMBER 31, 2005           DECEMBER 31, 2004
                                                               --------------------------  --------------------------
                                                                  SHARES          $           SHARES          $
                                                               -----------  -------------  -----------  -------------
CLASS A
  Sales.......................................................  13,995,651  $ 448,361,856   12,154,078  $ 363,376,092
  Reinvestments...............................................   2,143,962     64,940,610    1,153,216     34,642,595
  Redemptions................................................. (25,686,049)  (822,977,332) (18,531,590)  (555,863,665)
                                                               -----------  -------------  -----------  -------------
  Net decrease................................................  (9,546,436) $(309,674,866)  (5,224,296) $(157,844,978)
                                                               ===========  =============  ===========  =============
CLASS B
  Sales.......................................................  11,564,331  $ 360,936,529    9,744,919  $ 286,325,159
  Reinvestments...............................................     279,892      8,290,412       77,814      2,286,968
  Redemptions.................................................  (4,374,267)  (137,242,753)  (2,418,420)   (70,751,599)
                                                               -----------  -------------  -----------  -------------
  Net increase................................................   7,469,956  $ 231,984,188    7,404,313  $ 217,860,528
                                                               ===========  =============  ===========  =============
CLASS E
  Sales.......................................................   1,020,487  $  32,427,764    5,444,975  $ 161,207,332
  Reinvestments...............................................     139,910      4,221,091       54,434      1,628,653
  Redemptions.................................................  (1,589,809)   (50,684,020)  (1,216,505)   (36,242,296)
                                                               -----------  -------------  -----------  -------------
  Net increase (decrease).....................................    (429,412) $ (14,035,165)   4,282,904  $ 126,593,689
                                                               ===========  =============  ===========  =============
  Increase (decrease) derived from capital share transactions.  (2,505,892) $ (91,725,843)   6,462,921  $ 186,609,239
                                                               ===========  =============  ===========  =============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-161

METROPOLITAN SERIES FUND, INC.

 METLIFE STOCK INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                                        CLASS A
                                                          ---------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                          ---------------------------------------------------------------
                                                             2005        2004        2003        2002            2001
                                                          ----------  ----------  ----------  ----------  -------------------
NET ASSET VALUE, BEGINNING OF PERIOD..................... $    32.27  $    29.45  $    23.41  $    30.60      $    35.26
                                                          ----------  ----------  ----------  ----------      ----------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..................................       0.55        0.54        0.38        0.35            0.33
  Net realized and unrealized gain (loss) of investments.       0.90        2.54        6.11       (7.09)          (4.59)
                                                          ----------  ----------  ----------  ----------      ----------
  Total from investment operations.......................       1.45        3.08        6.49       (6.74)          (4.26)
                                                          ----------  ----------  ----------  ----------      ----------
LESS DISTRIBUTIONS
  Distributions from net investment income...............      (0.52)      (0.26)      (0.45)      (0.23)          (0.09)
  Distributions from net realized capital gains..........       0.00        0.00        0.00       (0.22)          (0.31)
                                                          ----------  ----------  ----------  ----------      ----------
  Total distributions....................................      (0.52)      (0.26)      (0.45)      (0.45)          (0.40)
                                                          ----------  ----------  ----------  ----------      ----------
NET ASSET VALUE, END OF PERIOD........................... $    33.20  $    32.27  $    29.45  $    23.41      $    30.60
                                                          ==========  ==========  ==========  ==========      ==========
TOTAL RETURN (%).........................................        4.6        10.5        28.2       (22.3)          (12.2)
Ratio of operating expenses to average net assets (%)....       0.29        0.30        0.31        0.31            0.31
Ratio of net investment income to average net assets (%).       1.59        1.73        1.48        1.30            1.02
Portfolio turnover rate (%)..............................          8           3           1           7               5
Net assets, end of period (000).......................... $3,942,484  $4,139,893  $3,931,839  $2,725,874      $3,665,168

                                                                                        CLASS B
                                                          ---------------------------------------------------------------
                                                                                                          JANUARY 2, 2001/(A)/
                                                                      YEAR ENDED DECEMBER 31,                   THROUGH
                                                          ----------------------------------------------     DECEMBER 31,
                                                             2005        2004        2003        2002            2001
                                                          ----------  ----------  ----------  ----------  -------------------
NET ASSET VALUE, BEGINNING OF PERIOD..................... $    31.52  $    28.80  $    22.92  $    30.03      $    33.71
                                                          ----------  ----------  ----------  ----------      ----------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..................................       0.39        0.41        0.34        0.23            0.17
  Net realized and unrealized gain (loss) of investments.       0.95        2.53        5.95       (6.90)          (3.45)
                                                          ----------  ----------  ----------  ----------      ----------
  Total from investment operations.......................       1.34        2.94        6.29       (6.67)          (3.28)
                                                          ----------  ----------  ----------  ----------      ----------
LESS DISTRIBUTIONS
  Distributions from net investment income...............      (0.45)      (0.22)      (0.41)      (0.22)          (0.09)
  Distributions from net realized capital gains..........       0.00        0.00        0.00       (0.22)          (0.31)
                                                          ----------  ----------  ----------  ----------      ----------
  Total distributions....................................      (0.45)      (0.22)      (0.41)      (0.44)          (0.40)
                                                          ----------  ----------  ----------  ----------      ----------
NET ASSET VALUE, END OF PERIOD........................... $    32.41  $    31.52  $    28.80  $    22.92      $    30.03
                                                          ==========  ==========  ==========  ==========      ==========
TOTAL RETURN (%).........................................        4.4        10.3        27.9       (22.5)           (9.8)(b)
Ratio of operating expenses to average net assets (%)....       0.54        0.55        0.56        0.56            0.56 (c)
Ratio of net investment income to average net assets (%).       1.36        1.59        1.24        1.17            0.83 (c)
Portfolio turnover rate (%)..............................          8           3           1           7               5
Net assets, end of period (000).......................... $  765,425  $  508,908  $  251,793  $   88,517      $   17,421

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD(S) LESS THAN ONE YEAR ARE NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-162

METROPOLITAN SERIES FUND, INC.

 METLIFE STOCK INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                                 CLASS E
                                                          --------------------------------------------------
                                                                                                 MAY 1, 2001/(A)/
                                                                 YEAR ENDED DECEMBER 31,             THROUGH
                                                          -------------------------------------   DECEMBER 31,
                                                            2005      2004      2003      2002        2001
                                                          --------  --------  --------  -------  ---------------
NET ASSET VALUE, BEGINNING OF PERIOD..................... $  32.11  $  29.33  $  23.34  $ 30.54      $33.45
                                                          --------  --------  --------  -------      ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..................................     0.47      0.47      0.40     0.31        0.00
  Net realized and unrealized gain (loss) of investments.     0.93      2.56      6.02    (7.06)      (2.91)
                                                          --------  --------  --------  -------      ------
  Total from investment operations.......................     1.40      3.03      6.42    (6.75)      (2.91)
                                                          --------  --------  --------  -------      ------
LESS DISTRIBUTIONS
  Distributions from net investment income...............    (0.47)    (0.25)    (0.43)   (0.23)       0.00
  Distributions from net realized capital gains..........     0.00      0.00      0.00    (0.22)       0.00
                                                          --------  --------  --------  -------      ------
  Total distributions....................................    (0.47)    (0.25)    (0.43)   (0.45)       0.00
                                                          --------  --------  --------  -------      ------
NET ASSET VALUE, END OF PERIOD........................... $  33.04  $  32.11  $  29.33  $ 23.34      $30.54
                                                          ========  ========  ========  =======      ======
TOTAL RETURN (%).........................................      4.5      10.4      28.0    (22.4)       (8.7)(b)
Ratio of operating expenses to average net assets (%)....     0.44      0.45      0.46     0.46        0.46 (c)
Ratio of net investment income to average net assets (%).     1.44      1.67      1.34     1.36        0.93 (c)
Portfolio turnover rate (%)..............................        8         3         1        7           5
Net assets, end of period (000).......................... $287,568  $293,266  $142,284  $25,624      $   33

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD(S) LESS THAN ONE YEAR ARE NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-163

METROPOLITAN SERIES FUND, INC.

 MFS INVESTORS TRUST PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--99.0% OF TOTAL NET ASSETS

          SECURITY DESCRIPTION                  SHARES     VALUE*
          -----------------------------------------------------------

          AEROSPACE & DEFENSE--4.7%
          Lockheed Martin Corp.................  42,260 $   2,689,004
          United Technologies Corp.............  58,630     3,278,003
                                                        -------------
                                                            5,967,007
                                                        -------------

          AIR FREIGHT & LOGISTICS--1.0%
          FedEx Corp...........................  11,940     1,234,477
                                                        -------------

          BEVERAGES--2.2%
          PepsiCo, Inc.........................  32,139     1,898,772
          The Coca-Cola Co.....................  22,590       910,603
                                                        -------------
                                                            2,809,375
                                                        -------------

          BIOTECHNOLOGY--4.2%
          Amgen, Inc. (a)......................  33,460     2,638,656
          Genzyme Corp. (a)....................  13,300       941,374
          Gilead Sciences, Inc. (a)............  35,150     1,849,944
                                                        -------------
                                                            5,429,974
                                                        -------------

          BUILDING PRODUCTS--0.8%
          Masco Corp...........................  32,730       988,119
                                                        -------------

          CAPITAL MARKETS--3.8%
          Legg Mason, Inc......................  11,000     1,316,590
          Lehman Brothers Holdings, Inc........  10,520     1,348,348
          The Goldman Sachs Group, Inc.........  16,805     2,146,167
                                                        -------------
                                                            4,811,105
                                                        -------------

          CHEMICALS--2.9%
          Monsanto Co..........................  14,330     1,111,005
          Praxair, Inc.........................  27,094     1,434,898
          The Dow Chemical Co..................  28,150     1,233,533
                                                        -------------
                                                            3,779,436
                                                        -------------

          COMMERCIAL BANKS--3.6%
          Bank of America Corp.................  56,920     2,626,858
          Wells Fargo & Co.....................  30,682     1,927,750
                                                        -------------
                                                            4,554,608
                                                        -------------

          COMMUNICATIONS EQUIPMENT--2.5%
          Cisco Systems, Inc. (a).............. 115,100     1,970,512
          QUALCOMM, Inc........................  27,510     1,185,131
                                                        -------------
                                                            3,155,643
                                                        -------------

          COMPUTERS & PERIPHERALS--6.3%
          Apple Computer, Inc. (a).............  20,060     1,442,114
          Dell, Inc. (a).......................  45,990     1,379,240
          EMC Corp. (a)........................ 217,310     2,959,762
          International Business Machines Corp.  15,270     1,255,194
          SanDisk Corp. (a)....................  17,310     1,087,414
                                                        -------------
                                                            8,123,724
                                                        -------------

          CONSUMER FINANCE--2.6%
          American Express Co..................  29,030     1,493,884
          SLM Corp.............................  33,750     1,859,287
                                                        -------------
                                                            3,353,171
                                                        -------------

    SECURITY DESCRIPTION                               SHARES     VALUE*
    ------------------------------------------------------------------------

    DIVERSIFIED FINANCIAL SERVICES--1.8%
    JPMorgan Chase & Co...............................  58,850 $   2,335,756
                                                               -------------

    DIVERSIFIED TELECOMMUNICATION SERVICES--1.0%
    Amdocs, Ltd. (a)..................................  49,060     1,349,150
                                                               -------------

    ELECTRIC UTILITIES--1.3%
    Entergy Corp......................................   5,330       365,905
    Exelon Corp.......................................  25,130     1,335,408
                                                               -------------
                                                                   1,701,313
                                                               -------------

    ELECTRONIC EQUIPMENT & INSTRUMENTS--1.3%
    Samsung Electronics Co., Ltd. (U.S. Traded Shares)
     (144A) (GDR).....................................   5,190     1,710,105
                                                               -------------

    ENERGY EQUIPMENT & SERVICES--4.0%
    GlobalSantaFe Corp................................  28,130     1,354,460
    Halliburton Co....................................   7,890       488,864
    Noble Corp........................................  25,125     1,772,317
    Transocean, Inc. (a)..............................  22,200     1,547,118
                                                               -------------
                                                                   5,162,759
                                                               -------------

    FOOD & STAPLES RETAILING--1.0%
    Wal-Mart Stores, Inc..............................  26,110     1,221,948
                                                               -------------

    FOOD PRODUCTS--1.0%
    Nestle S.A.(CHF)..................................   4,424     1,320,111
                                                               -------------

    HEALTH CARE EQUIPMENT & SUPPLIES--2.6%
    Boston Scientific Corp. (a).......................  31,930       781,966
    Medtronic, Inc....................................  22,080     1,271,145
    Zimmer Holdings, Inc. (a).........................  18,950     1,277,988
                                                               -------------
                                                                   3,331,099
                                                               -------------

    HOTELS, RESTAURANTS & LEISURE--1.9%
    Carnival Corp.....................................  27,950     1,494,487
    Hilton Group, Plc.(GBP)........................... 141,220       883,070
                                                               -------------
                                                                   2,377,557
                                                               -------------

    HOUSEHOLD PRODUCTS--5.0%
    Colgate-Palmolive Co..............................  32,350     1,774,398
    Reckitt Benckiser, Plc.(GBP)......................  70,970     2,339,391
    The Procter & Gamble Co...........................  40,402     2,338,468
                                                               -------------
                                                                   6,452,257
                                                               -------------

    INDUSTRIAL CONGLOMERATES--2.6%
    3M Co.............................................  16,950     1,313,625
    Tyco International, Ltd...........................  68,380     1,973,447
                                                               -------------
                                                                   3,287,072
                                                               -------------

    INSURANCE--5.2%
    ACE, Ltd..........................................  18,820     1,005,741
    American International Group, Inc.................  62,981     4,297,194
    Genworth Financial, Inc. (Class A)................  39,270     1,357,956
                                                               -------------
                                                                   6,660,891
                                                               -------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-164

METROPOLITAN SERIES FUND, INC.

 MFS INVESTORS TRUST PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


        SECURITY DESCRIPTION                       SHARES     VALUE*
        ----------------------------------------------------------------

        INTERNET SOFTWARE & SERVICES--0.5%
        Yahoo!, Inc. (a)..........................  14,920 $     584,566
                                                           -------------

        IT SERVICES--0.6%
        Accenture, Ltd. (Class A) (a).............  25,150       726,080
                                                           -------------

        MACHINERY--2.0%
        Caterpillar, Inc..........................  32,540     1,879,836
        Illinois Tool Works, Inc..................   7,140       628,248
                                                           -------------
                                                               2,508,084
                                                           -------------

        MEDIA--1.8%
        The Walt Disney Co........................  44,410     1,064,508
        Viacom, Inc. (Class B)....................  37,921     1,236,224
                                                           -------------
                                                               2,300,732
                                                           -------------

        MULTILINE RETAIL--2.3%
        Kohl's Corp. (a)..........................  20,630     1,002,618
        Target Corp...............................  36,196     1,989,694
                                                           -------------
                                                               2,992,312
                                                           -------------

        OIL, GAS & CONSUMABLE FUELS--5.9%
        Amerada Hess Corp.........................  12,080     1,531,986
        BP, Plc. (ADR)............................  21,383     1,373,216
        EnCana Corp...............................  19,880       897,781
        EOG Resources, Inc........................  22,630     1,660,363
        Total S.A. (ADR)..........................  16,380     2,070,432
                                                           -------------
                                                               7,533,778
                                                           -------------

        PHARMACEUTICALS--10.1%
        Abbott Laboratories.......................  52,930     2,087,030
        Eli Lilly & Co............................  34,570     1,956,316
        Johnson & Johnson.........................  59,871     3,598,247
        Roche Holding AG(CHF).....................   9,730     1,460,040
        Teva Pharmaceutical Industries, Ltd. (ADR)  27,410     1,178,904
        Wyeth.....................................  56,915     2,622,074
                                                           -------------
                                                              12,902,611
                                                           -------------

        SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--2.0%
        Analog Devices, Inc.......................  19,660       705,204
        Intel Corp................................  47,770     1,192,339
        Xilinx, Inc...............................  27,480       692,771
                                                           -------------
                                                               2,590,314
                                                           -------------

        SOFTWARE--3.2%
        Adobe Systems, Inc. (a)...................  21,440       792,422
        Electronic Arts, Inc. (a).................  26,480     1,385,169
        Oracle Corp. (a).......................... 153,200     1,870,572
                                                           -------------
                                                               4,048,163
                                                           -------------

        SPECIALTY RETAIL--2.7%
        Staples, Inc..............................  65,150     1,479,557
        The Gap, Inc..............................  46,160       814,262
        TJX Cos., Inc.............................  51,730     1,201,688
                                                           -------------
                                                               3,495,507
                                                           -------------

          SECURITY DESCRIPTION                    SHARES     VALUE*
          ------------------------------------------------------------

          TEXTILES, APPAREL & LUXURY GOODS--0.9%
          NIKE, Inc. (Class B)..................   13,720 $  1,190,759
                                                          ------------

          TOBACCO--1.8%
          Altria Group, Inc.....................   30,140    2,252,061
                                                          ------------

          WIRELESS TELECOMMUNICATION SERVICES--1.9%
          Sprint Nextel Corp....................   70,210    1,640,106
          Vodafone Group, Plc. (ADR)............   35,949      771,825
                                                          ------------
                                                             2,411,931
                                                          ------------
          Total Common Stock
           (Identified Cost $111,178,016).......           126,653,555
                                                          ------------

          SHORT TERM INVESTMENTS--0.9%
                                                   FACE
          SECURITY DESCRIPTION                    AMOUNT     VALUE*
          ------------------------------------------------------------

          COMMERCIAL PAPER--0.6%
          AIG Funding, Inc.
           4.000%, 01/03/06..................... $798,000      797,822
                                                          ------------

          DISCOUNT NOTES--0.3%
          Federal Home Loan Bank
           3.350%, 01/03/06.....................  360,000      359,933
                                                          ------------
          Total Short Term Investments
           (Amortized Cost $1,157,756)..........             1,157,756
                                                          ------------
          Total Investments--99.9%
           (Identified Cost $112,335,772) (b)...           127,811,311
          Other assets less liabilities.........               109,393
                                                          ------------
          TOTAL NET ASSETS--100%................          $127,920,704
                                                          ============

(a)  NON-INCOME PRODUCING.
(b) THE AGGREGATE COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES AS OF DECEMBER 31, 2005 WAS $112,490,333 AND THE COMPOSITION OF UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENT SECURITIES WAS $ 17,870,606 AND $(2,549,628), RESPECTIVELY.
(144A)--SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AS OF DECEMBER 31, 2005, THE MARKET VALUE OF 144A SECURITIES WAS $1,710,105, WHICH IS 1.3% OF TOTAL NET ASSETS.
(ADR)--AN AMERICAN DEPOSITARY RECEIPT IS A CERTIFICATE ISSUED BY A CUSTODIAN BANK REPRESENTING THE RIGHT TO RECEIVE SECURITIES OF THE FOREIGN ISSUER DESCRIBED. TRADING ON EXCHANGES NOT LOCATED IN THE UNITED STATES OR CANADA SIGNIFICANTLY INFLUENCES THE VALUE OF ADRS.
(GDR)--GLOBAL DEPOSITORY RECEIPT.
(CHF)--SWISS FRANC
(GBP)--BRITISH POUND

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-165

METROPOLITAN SERIES FUND, INC.

 MFS INVESTORS TRUST PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2005

     ASSETS
       Investments at value.........................          $127,811,311
       Cash.........................................               210,759
       Receivable for:
        Securities sold.............................               419,556
        Fund shares sold............................                38,390
        Accrued interest and dividends..............               110,295
        Foreign taxes...............................                 5,042
                                                              ------------
         Total Assets...............................           128,595,353
     LIABILITIES
       Payable for:
        Fund shares redeemed........................ $116,942
        Securities purchased........................  399,564
       Accrued expenses:
        Management fees.............................   82,233
        Service and distribution fees...............   13,465
        Deferred directors' fees....................   13,549
        Other expenses..............................   48,896
                                                     --------
         Total Liabilities..........................               674,649
                                                              ------------
     NET ASSETS.....................................          $127,920,704
                                                              ============
       Net assets consists of:
        Capital paid in.............................          $122,083,566
        Undistributed net investment income.........               389,101
        Accumulated net realized losses.............           (10,027,166)
        Unrealized appreciation on investments and
         foreign currency...........................            15,475,203
                                                              ------------
     NET ASSETS.....................................          $127,920,704
                                                              ============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per
      share ($55,660,236 divided by
      5,691,037 shares outstanding).................          $       9.78
                                                              ============
     CLASS B
     Net asset value and redemption price per
      share ($49,130,953 divided by
      5,043,988 shares outstanding).................          $       9.74
                                                              ============
     CLASS E
     Net asset value and redemption price per
      share ($23,129,515 divided by
      2,370,066 shares outstanding).................          $       9.76
                                                              ============
     Identified cost of investments.................          $112,335,772
                                                              ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2005

     INVESTMENT INCOME
       Dividends..............................              $ 1,739,984(a)
       Interest...............................                   44,487
                                                            -----------
                                                              1,784,471
     EXPENSES
       Management fees........................ $   947,620
       Deferred expense reimbursement.........      41,674
       Service and distribution fees--Class B.     118,984
       Service and distribution fees--Class E.      34,029
       Directors' fees and expenses...........      23,182
       Custodian..............................     108,681
       Audit and tax services.................      13,049
       Legal..................................       3,459
       Printing...............................      31,896
       Insurance..............................       2,626
       Miscellaneous..........................       6,129
                                               -----------
       Total expenses.........................   1,331,329
       Expense reductions.....................     (14,900)   1,316,429
                                               -----------  -----------
     NET INVESTMENT INCOME....................                  468,042
                                                            -----------
     REALIZED AND UNREALIZED GAIN (LOSS)
     Realized gain (loss) on:
       Investments--net.......................   9,835,558
       Foreign currency transactions--net.....     (44,165)   9,791,393
                                               -----------
     Unrealized depreciation on:
       Investments--net.......................  (1,688,895)
       Foreign currency transactions--net.....      (1,090)  (1,689,985)
                                               -----------  -----------
     Net gain.................................                8,101,408
                                                            -----------
     NET INCREASE IN NET ASSETS
      FROM OPERATIONS.........................              $ 8,569,450
                                                            ===========

(a)NET OF FOREIGN TAXES OF $30,988.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-166

METROPOLITAN SERIES FUND, INC.

 MFS INVESTORS TRUST PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                                      YEAR ENDED    YEAR ENDED
                                                                     DECEMBER 31,  DECEMBER 31,
                                                                         2005          2004
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment income............................................. $    468,042  $    486,741
  Net realized gain.................................................    9,791,393     6,930,068
  Unrealized appreciation (depreciation)............................   (1,689,985)    8,341,490
                                                                     ------------  ------------
  INCREASE IN NET ASSETS FROM OPERATIONS............................    8,569,450    15,758,299
                                                                     ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................     (253,383)     (141,044)
    Class B.........................................................      (94,155)     (193,282)
    Class E.........................................................      (66,783)      (62,600)
                                                                     ------------  ------------
  TOTAL DISTRIBUTIONS...............................................     (414,321)     (396,926)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.  (11,367,431)   29,304,427
                                                                     ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................   (3,212,302)   44,665,800

NET ASSETS
  Beginning of the period...........................................  131,133,006    86,467,206
                                                                     ------------  ------------
  End of the period................................................. $127,920,704  $131,133,006
                                                                     ============  ============
UNDISTRIBUTED NET INVESTMENT INCOME
  End of the period................................................. $    389,101  $    394,444
                                                                     ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                      YEAR ENDED                YEAR ENDED
                                                                   DECEMBER 31, 2005         DECEMBER 31, 2004
                                                               ------------------------  ------------------------
                                                                 SHARES          $         SHARES          $
                                                               ----------  ------------  ----------  ------------
CLASS A
  Sales.......................................................  1,023,500  $  9,445,381   3,039,741  $ 24,899,646
  Shares issued through acquisition...........................          0             0   3,868,426    29,911,327
  Reinvestments...............................................     28,958       253,383      16,831       141,044
  Redemptions................................................. (1,770,911)  (16,387,893) (3,591,062)  (29,496,402)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................   (718,453) $ (6,689,129)  3,333,936  $ 25,455,615
                                                               ==========  ============  ==========  ============
CLASS B
  Sales.......................................................    580,119  $  5,343,291   1,699,576  $ 14,179,860
  Shares issued through acquisition...........................          0             0      25,379       207,824
  Reinvestments...............................................     10,785        94,155      23,120       193,282
  Redemptions.................................................   (965,429)   (8,844,462) (2,273,714)  (18,797,246)
                                                               ----------  ------------  ----------  ------------
  Net decrease................................................   (374,525) $ (3,407,016)   (525,639) $ (4,216,280)
                                                               ==========  ============  ==========  ============
CLASS E
  Sales.......................................................    259,460  $  2,390,880     631,024  $  5,210,442
  Shares issued through acquisition...........................          0             0     907,886     6,978,460
  Reinvestments...............................................      7,641        66,783       7,479        62,600
  Redemptions.................................................   (403,252)   (3,728,949)   (503,493)   (4,186,410)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................   (136,151) $ (1,271,286)  1,042,896  $  8,065,092
                                                               ==========  ============  ==========  ============
  Increase (decrease) derived from capital share transactions. (1,229,129) $(11,367,431)  3,851,193  $ 29,304,427
                                                               ==========  ============  ==========  ============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-167

METROPOLITAN SERIES FUND, INC.

 MFS INVESTORS TRUST PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                           CLASS A
                                         -------------------------------------------
                                                   YEAR ENDED DECEMBER 31,
                                         -------------------------------------------
                                           2005     2004     2003     2002     2001
                                         -------  -------  -------  -------  -------
NET ASSET VALUE, BEGINNING OF PERIOD.... $  9.17  $  8.27  $  6.81  $  8.57  $ 10.23
                                         -------  -------  -------  -------  -------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income..................    0.05     0.03     0.05     0.05     0.05
 Net realized and unrealized gain
   (loss) of investments................    0.60     0.92     1.43    (1.78)   (1.67)
                                         -------  -------  -------  -------  -------
 Total from investment operations.......    0.65     0.95     1.48    (1.73)   (1.62)
                                         -------  -------  -------  -------  -------
LESS DISTRIBUTIONS
 Distributions from net investment
   income...............................   (0.04)   (0.05)   (0.02)   (0.03)   (0.04)
                                         -------  -------  -------  -------  -------
 Total distributions....................   (0.04)   (0.05)   (0.02)   (0.03)   (0.04)
                                         -------  -------  -------  -------  -------
NET ASSET VALUE, END OF PERIOD.......... $  9.78  $  9.17  $  8.27  $  6.81  $  8.57
                                         =======  =======  =======  =======  =======
TOTAL RETURN (%)........................     7.3     11.4     21.9    (20.2)   (15.9)
Ratio of operating expenses to average
 net assets before expense reductions
 (%)....................................    0.93     0.97     0.98     0.90     0.90
Ratio of operating expenses to average
 net assets after expense reductions
 (%) (d)................................    0.92     0.95     0.96     0.88       --
Ratio of operating expenses to average
 net assets without giving effect to
 the contractual expense agreement
 would have been (%)....................      --       --     1.11     1.34     1.37
Ratio of net investment income to
 average net assets (%).................    0.49     0.56     0.68     0.62     0.58
Portfolio turnover rate (%).............      46      107       88       63       86
Net assets, end of period (000)......... $55,660  $58,752  $25,431  $20,618  $24,506

                                                          CLASS B
                                         --------------------------------------
                                                                    MAY 1, 2002/(A)
                                          YEAR ENDED DECEMBER 31,      /THROUGH
                                         -------------------------   DECEMBER 31,
                                           2005     2004     2003        2002
                                         -------  -------  -------  ---------------
NET ASSET VALUE, BEGINNING OF PERIOD.... $  9.13  $  8.24  $  6.80      $  8.13
                                         -------  -------  -------      -------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income..................    0.02     0.02     0.02         0.01
 Net realized and unrealized gain
   (loss) of investments................    0.61     0.90     1.44        (1.34)
                                         -------  -------  -------      -------
 Total from investment operations.......    0.63     0.92     1.46        (1.33)
                                         -------  -------  -------      -------
LESS DISTRIBUTIONS
 Distributions from net investment
   income...............................   (0.02)   (0.03)   (0.02)        0.00
                                         -------  -------  -------      -------
 Total distributions....................   (0.02)   (0.03)   (0.02)        0.00
                                         -------  -------  -------      -------
NET ASSET VALUE, END OF PERIOD.......... $  9.74  $  9.13  $  8.24      $  6.80
                                         =======  =======  =======      =======
TOTAL RETURN (%)........................     6.9     11.2     21.5        (16.4)(b)
Ratio of operating expenses to average
 net assets before expense reductions
 (%)....................................    1.18     1.22     1.23         1.15 (c)
Ratio of operating expenses to average
 net assets after expense reductions
 (%) (d)................................    1.17     1.20     1.21         1.13 (c)
Ratio of operating expenses to average
 net assets without giving effect to
 the contractual expense agreement
 would have been (%)....................      --       --     1.36         1.59 (c)
Ratio of net investment income to
 average net assets (%).................    0.24     0.30     0.45         0.55 (c)
Portfolio turnover rate (%).............      46      107       88           63
Net assets, end of period (000)......... $49,131  $49,460  $48,960      $12,365

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-168

METROPOLITAN SERIES FUND, INC.

 MFS INVESTORS TRUST PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                                            CLASS E
                                                                       ----------------------------------------------
                                                                                                          MAY 1, 2001/(A)/
                                                                            YEAR ENDED DECEMBER 31,           THROUGH
                                                                       ---------------------------------   DECEMBER 31,
                                                                         2005     2004     2003    2002        2001
                                                                       -------  -------  -------  ------  ---------------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $  9.15  $  8.25  $  6.81  $ 8.57      $ 9.56
                                                                       -------  -------  -------  ------      ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income................................................    0.03     0.03     0.03    0.04        0.01
 Net realized and unrealized gain (loss) of investments...............    0.61     0.91     1.43   (1.77)      (1.00)
                                                                       -------  -------  -------  ------      ------
 Total from investment operations.....................................    0.64     0.94     1.46   (1.73)      (0.99)
                                                                       -------  -------  -------  ------      ------
LESS DISTRIBUTIONS
 Distributions from net investment income.............................   (0.03)   (0.04)   (0.02)  (0.03)       0.00
                                                                       -------  -------  -------  ------      ------
 Total distributions..................................................   (0.03)   (0.04)   (0.02)  (0.03)       0.00
                                                                       -------  -------  -------  ------      ------
NET ASSET VALUE, END OF PERIOD........................................ $  9.76  $  9.15  $  8.25  $ 6.81      $ 8.57
                                                                       =======  =======  =======  ======      ======
TOTAL RETURN (%)......................................................     7.1     11.3     21.5   (20.2)      (10.4)(b)
Ratio of operating expenses to average net assets before expense
 reductions (%).......................................................    1.08     1.12     1.13    1.05        1.05 (c)
Ratio of operating expenses to average net assets after expense
 reductions (%) (d)...................................................    1.07     1.10     1.11    1.03          --
Ratio of operating expenses to average net assets without giving
 effect to the contractual expense agreement would have been (%)......      --       --     1.26    1.49        1.52 (c)
Ratio of net investment income to average net assets (%)..............    0.34     0.41     0.55    0.55        0.26 (c)
Portfolio turnover rate (%)...........................................      46      107       88      63          86
Net assets, end of period (000)....................................... $23,130  $22,921  $12,077  $4,436      $  730

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-169

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--96.5% OF TOTAL NET ASSETS


           SECURITY DESCRIPTION                 SHARES     VALUE*
           ----------------------------------------------------------

           AEROSPACE & DEFENSE--0.5%
           General Dynamics Corp...............  17,900 $   2,041,495
                                                        -------------

           AIRLINES--0.4%
           Southwest Airlines Co...............  89,700     1,473,771
                                                        -------------

           BEVERAGES--0.4%
           PepsiCo, Inc........................  26,300     1,553,804
                                                        -------------

           BIOTECHNOLOGY--3.2%
           Amgen, Inc. (a).....................  79,500     6,269,370
           Genentech, Inc. (a).................  28,300     2,617,750
           Gilead Sciences, Inc. (a)...........  55,200     2,905,176
                                                        -------------
                                                           11,792,296
                                                        -------------

           CAPITAL MARKETS--7.4%
           Ameritrade Holding Corp. (a)........  70,400     1,689,600
           E*TRADE Financial Corp. (a).........  73,000     1,522,780
           Franklin Resources, Inc.............  19,100     1,795,591
           Legg Mason, Inc.....................  17,700     2,118,513
           Merrill Lynch & Co., Inc............  53,200     3,603,236
           State Street Corp...................  76,300     4,230,072
           The Charles Schwab Corp............. 189,300     2,777,031
           The Goldman Sachs Group, Inc........  13,800     1,762,398
           UBS AG(CHF).........................  83,700     7,963,698
                                                        -------------
                                                           27,462,919
                                                        -------------

           CHEMICALS--1.2%
           Monsanto Co.........................  57,700     4,473,481
                                                        -------------

           COMMERCIAL BANKS--1.9%
           Anglo Irish Bank Corp., Plc.(EUR)... 214,300     3,258,050
           Northern Trust Corp.................  70,900     3,674,038
                                                        -------------
                                                            6,932,088
                                                        -------------

           COMMERCIAL SERVICES & SUPPLIES--0.8%
           Cendant Corp........................ 164,600     2,839,350
                                                        -------------

           COMMUNICATIONS EQUIPMENT--3.4%
           Cisco Systems, Inc. (a).............  70,700     1,210,384
           Corning, Inc. (a)................... 218,800     4,301,608
           Juniper Networks, Inc. (a).......... 101,100     2,254,530
           Nokia Oyj(EUR)...................... 142,200     2,603,650
           QUALCOMM, Inc.......................  54,400     2,343,552
                                                        -------------
                                                           12,713,724
                                                        -------------

           COMPUTERS & PERIPHERALS--2.6%
           Dell, Inc. (a)...................... 221,000     6,627,790
           EMC Corp. (a)....................... 209,200     2,849,304
                                                        -------------
                                                            9,477,094
                                                        -------------

           CONSUMER FINANCE--3.0%
           American Express Co................. 123,000     6,329,580
           SLM Corp............................  84,400     4,649,596
                                                        -------------
                                                           10,979,176
                                                        -------------

         SECURITY DESCRIPTION                     SHARES     VALUE*
         --------------------------------------------------------------

         DIVERSIFIED CONSUMER SERVICES--0.8%
         Apollo Group, Inc. (Class A) (a)........  51,000 $   3,083,460
                                                          -------------

         DIVERSIFIED FINANCIAL SERVICES--2.3%
         Citigroup, Inc.......................... 173,615     8,425,536
                                                          -------------

         DIVERSIFIED TELECOMMUNICATION SERVICES--1.2%
         Amdocs, Ltd. (a)........................  77,400     2,128,500
         Telus Corp.(CAD)........................  19,400       796,333
         Telus Corp..............................  35,300     1,421,178
                                                          -------------
                                                              4,346,011
                                                          -------------

         ELECTRONIC EQUIPMENT & INSTRUMENTS--1.0%
         Garmin, Ltd.............................  24,900     1,652,115
         Samsung Electronics Co., Ltd.(KRW)......   3,440     2,214,478
                                                          -------------
                                                              3,866,593
                                                          -------------

         ENERGY EQUIPMENT & SERVICES--2.5%
         Baker Hughes, Inc.......................  59,700     3,628,566
         Schlumberger, Ltd.......................  57,000     5,537,550
                                                          -------------
                                                              9,166,116
                                                          -------------

         FOOD & STAPLES RETAILING--4.1%
         Sysco Corp..............................  66,000     2,049,300
         Wal-Mart de Mexico S.A. de CV(MXN)...... 128,100       711,081
         Wal-Mart de Mexico S.A. de CV (ADR).....  20,700     1,148,092
         Wal-Mart Stores, Inc.................... 188,100     8,803,080
         Walgreen Co.............................  54,600     2,416,596
                                                          -------------
                                                             15,128,149
                                                          -------------

         HEALTH CARE EQUIPMENT & SUPPLIES--2.3%
         Medtronic, Inc..........................  66,900     3,851,433
         St. Jude Medical, Inc. (a)..............  23,600     1,184,720
         Stryker Corp............................  38,200     1,697,226
         Zimmer Holdings, Inc. (a)...............  29,300     1,975,992
                                                          -------------
                                                              8,709,371
                                                          -------------

         HEALTH CARE PROVIDERS & SERVICES--5.7%
         Caremark Rx, Inc. (a)...................  70,900     3,671,911
         Humana, Inc. (a)........................  13,700       744,321
         Quest Diagnostics, Inc..................  63,400     3,263,832
         UnitedHealth Group, Inc................. 150,600     9,358,284
         WellPoint, Inc. (a).....................  49,600     3,957,584
                                                          -------------
                                                             20,995,932
                                                          -------------

         HOTELS, RESTAURANTS & LEISURE--2.9%
         Carnival Corp...........................  77,800     4,159,966
         International Game Technology...........  86,400     2,659,392
         MGM Mirage, Inc. (a)....................  17,800       652,726
         Wynn Resorts, Ltd. (a)..................  57,500     3,153,875
                                                          -------------
                                                             10,625,959
                                                          -------------

         HOUSEHOLD DURABLES--1.0%
         Harman International Industries, Inc....  26,200     2,563,670
         Lennar Corp. (Class A)..................  17,000     1,037,340
                                                          -------------
                                                              3,601,010
                                                          -------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-170

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


     SECURITY DESCRIPTION                             SHARES     VALUE*
     ----------------------------------------------------------------------

     HOUSEHOLD PRODUCTS--1.4%
     Reckitt Benckiser, Plc.(GBP)....................  50,381 $   1,660,714
     The Procter & Gamble Co.........................  62,205     3,600,426
                                                              -------------
                                                                  5,261,140
                                                              -------------

     INDUSTRIAL CONGLOMERATES--4.1%
     General Electric Co............................. 387,700    13,588,885
     Tyco International, Ltd.........................  59,000     1,702,740
                                                              -------------
                                                                 15,291,625
                                                              -------------

     INSURANCE--4.3%
     American International Group, Inc............... 123,800     8,446,874
     Genworth Financial, Inc. (Class A)..............  43,800     1,514,604
     Marsh & McLennan Cos., Inc......................  72,000     2,286,720
     The Hartford Financial Services Group, Inc......  43,400     3,727,626
                                                              -------------
                                                                 15,975,824
                                                              -------------

     INTERNET SOFTWARE & SERVICES--1.8%
     Google, Inc. (Class A) (a)......................   7,400     3,069,964
     Yahoo!, Inc. (a)................................  90,800     3,557,544
                                                              -------------
                                                                  6,627,508
                                                              -------------

     IT SERVICES--4.4%
     Accenture, Ltd. (Class A) (a)................... 226,100     6,527,507
     Affiliated Computer Services, Inc. (Class A) (a)  27,100     1,603,778
     Automatic Data Processing, Inc..................  90,700     4,162,223
     First Data Corp.................................  91,200     3,922,512
                                                              -------------
                                                                 16,216,020
                                                              -------------

     MACHINERY--2.4%
     Danaher Corp.................................... 112,900     6,297,562
     Deere & Co......................................  38,400     2,615,424
                                                              -------------
                                                                  8,912,986
                                                              -------------

     MEDIA--4.8%
     Comcast Corp. (Special Class A) (a).............  77,100     1,980,699
     Discovery Holding Co. (Class A) (a).............  60,541       917,196
     Liberty Media Corp. (Class A) (a)............... 522,512     4,112,170
     News Corp. (Class A)............................ 163,300     2,539,315
     Rogers Communications, Inc. (Class B)...........  66,700     2,818,742
     Time Warner, Inc................................ 119,000     2,075,360
     Univision Communications, Inc. (Class A) (a).... 109,600     3,221,144
                                                              -------------
                                                                 17,664,626
                                                              -------------

     METALS & MINING--1.0%
     BHP Billiton, Ltd.(AUD)......................... 220,300     3,685,301
                                                              -------------

     MULTILINE RETAIL--2.1%
     Kohl's Corp. (a)................................ 103,400     5,025,240
     Target Corp.....................................  47,200     2,594,584
                                                              -------------
                                                                  7,619,824
                                                              -------------

     OIL, GAS & CONSUMABLE FUELS--2.8%
     Exxon Mobil Corp................................  58,216     3,269,993
     Murphy Oil Corp.................................  50,300     2,715,697
     Total S.A.(EUR).................................  17,900     4,506,192
                                                              -------------
                                                                 10,491,882
                                                              -------------

        SECURITY DESCRIPTION                     SHARES       VALUE*
        ----------------------------------------------------------------

        PHARMACEUTICALS--3.5%
        Johnson & Johnson.....................     42,400 $   2,548,240
        Novartis AG(CHF)......................     79,500     4,171,993
        Pfizer, Inc...........................    113,263     2,641,293
        Roche Holding AG(CHF).................     14,600     2,190,809
        Sepracor, Inc. (a)....................     28,900     1,491,240
                                                          -------------
                                                             13,043,575
                                                          -------------

        SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--4.7%
        Analog Devices, Inc...................    120,700     4,329,509
        Intel Corp............................    195,000     4,867,200
        Marvell Technology Group, Ltd. (a)....     40,300     2,260,427
        Maxim Integrated Products, Inc........     89,800     3,254,352
        Xilinx, Inc...........................    113,300     2,856,293
                                                          -------------
                                                             17,567,781
                                                          -------------

        SOFTWARE--4.2%
        Electronic Arts, Inc. (a).............     22,400     1,171,744
        Microsoft Corp........................    429,400    11,228,810
        Oracle Corp. (a)......................    267,700     3,268,617
                                                          -------------
                                                             15,669,171
                                                          -------------

        SPECIALTY RETAIL--2.7%
        Best Buy Co., Inc.....................     40,900     1,778,332
        Industria de Diseno Textil S.A.(EUR)..     43,500     1,419,084
        PETsMART, Inc.........................    106,200     2,725,092
        The Home Depot, Inc...................    103,550     4,191,704
                                                          -------------
                                                             10,114,212
                                                          -------------

        TEXTILES, APPAREL & LUXURY GOODS--0.9%
        NIKE, Inc. (Class B)..................     39,800     3,454,242
                                                          -------------

        THRIFTS & MORTGAGE FINANCE--0.5%
        Countrywide Financial Corp............     56,700     1,938,573
                                                          -------------

        WIRELESS TELECOMMUNICATION SERVICES--2.3%
        America Movil S.A. de C.V. (ADR)......    110,300     3,227,378
        Crown Castle International Corp. (a)..     91,200     2,454,192
        Sprint Nextel Corp....................     79,993     1,868,636
        Vodafone Group, Plc.(GBP).............    380,483       820,741
                                                          -------------
                                                              8,370,947
                                                          -------------
        Total Common Stock
         (Identified Cost $311,391,219).......              357,592,572
                                                          -------------

        SHORT TERM INVESTMENTS--3.8%
        ----------------------------------------------------------------

        MUTUAL FUNDS--3.8%
        T. Rowe Price Reserve Investment Fund. 14,024,103    14,024,103
                                                          -------------
        Total Short Term Investments
         (Identified Cost $14,024,103)........               14,024,103
                                                          -------------
        Total Investments 100.3%
         (Identified Cost $325,415,322) (b)...              371,616,675
        Liabilities in excess of other assets.                 (954,757)
                                                          -------------
        TOTAL NET ASSETS--100%................            $ 370,661,918
                                                          =============

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-171

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005




(a)  NON-INCOME PRODUCING.
(b) THE AGGREGATE COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES AS OF DECEMBER 31, 2005 WAS $326,612,121 AND THE COMPOSITION OF UNREALIZED APPRECIATION AND (DEPRECIATION) OF INVESTMENT SECURITIES WAS $51,575,183 AND ($6,570,629), RESPECTIVELY.
(ADR)--AN AMERICAN DEPOSITARY RECEIPT IS A CERTIFICATE ISSUED BY A CUSTODIAN BANK REPRESENTING THE RIGHT TO RECEIVE SECURITIES OF THE FOREIGN ISSUER DESCRIBED. TRADING ON EXCHANGES NOT LOCATED IN THE UNITED STATES OR CANADA SIGNIFICANTLY INFLUENCES THE VALUE OF ADRS.
(AUD)--AUSTRALIAN DOLLAR
(CAD)--CANADIAN DOLLAR
(CHF)--SWISS FRANC
(EUR)--EURO
(GBP)--BRITISH POUND
(KRW)--SOUTH KOREAN WON
(MXN)--MEXICAN PESO

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-172

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2005

      ASSETS
        Investments at value.....................            $371,616,675
        Foreign cash at value....................                       3
        Receivable for:
         Fund shares sold........................                 584,078
         Accrued interest and dividends..........                 424,914
         Foreign taxes...........................                  25,341
                                                             ------------
          Total Assets...........................             372,651,011
      LIABILITIES
        Payable for:
         Fund shares redeemed.................... $  659,690
         Securities purchased....................  1,036,696
         Withholding taxes.......................      2,579
        Accrued expenses:
         Management fees.........................    186,828
         Service and distribution fees...........     26,225
         Other expenses..........................     77,075
                                                  ----------
          Total Liabilities......................               1,989,093
                                                             ------------
      NET ASSETS.................................            $370,661,918
                                                             ============
        Net assets consists of:
         Capital paid in.........................            $349,343,224
         Undistributed net investment income.....               1,080,212
         Accumulated net realized losses.........             (25,959,921)
         Unrealized appreciation on investments
          and foreign currency...................              46,198,403
                                                             ------------
      NET ASSETS.................................            $370,661,918
                                                             ============
      Computation of offering price:
      CLASS A
      Net asset value and redemption price per
       share ($235,513,100 divided by
       17,402,205 shares outstanding)............            $      13.53
                                                             ============
      CLASS B
      Net asset value and redemption price per
       share ($106,180,510 divided by
       7,881,242 shares outstanding).............            $      13.47
                                                             ============
      CLASS E
      Net asset value and redemption price per
       share ($28,968,308 divided by
       2,147,312 shares outstanding).............            $      13.49
                                                             ============
      Identified cost of investments.............            $325,415,322
                                                             ============
      Identified cost of foreign cash............            $          4
                                                             ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2005

     INVESTMENT INCOME
       Dividends...............................              $ 3,264,098(a)
       Interest................................                  284,508
                                                             -----------
                                                               3,548,606
     EXPENSES
       Management fees......................... $ 1,887,862
       Service and distribution fees--Class B..     194,134
       Service and distribution fees--Class E..      41,720
       Directors' fees and expenses............      22,264
       Custodian...............................     196,812
       Audit and tax services..................      20,509
       Legal...................................       8,251
       Printing................................      77,055
       Insurance...............................       5,556
       Miscellaneous...........................       5,413
                                                -----------
       Total expenses..........................   2,459,576
       Expense reductions......................     (22,998)
       Management fee waivers..................     (30,326)   2,406,252
                                                -----------  -----------
     NET INVESTMENT INCOME.....................                1,142,354
                                                             -----------
     REALIZED AND UNREALIZED GAIN
     Realized gain (loss) on:
       Investments--net........................  13,394,709
       Foreign currency transactions--net......     (27,923)  13,366,786
                                                -----------  -----------
     Unrealized appreciation (depreciation) on:
       Investments--net........................   7,869,009
       Foreign currency transactions--net......      (5,242)   7,863,767
                                                -----------  -----------
     Net gain..................................               21,230,553
                                                             -----------
     NET INCREASE IN NET ASSETS FROM
      OPERATIONS...............................              $22,372,907
                                                             ===========

(a)NET OF FOREIGN TAXES OF $72,214.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-173

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                           YEAR ENDED    YEAR ENDED
                                                          DECEMBER 31,  DECEMBER 31,
                                                              2005          2004
                                                          ------------  ------------
FROM OPERATIONS
  Net investment income.................................. $  1,142,354  $  1,538,544
  Net realized gain......................................   13,366,786    10,665,438
  Unrealized appreciation................................    7,863,767    12,684,727
                                                          ------------  ------------
  INCREASE IN NET ASSETS FROM OPERATIONS.................   22,372,907    24,888,709
                                                          ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A..............................................   (1,114,593)     (359,930)
    Class B..............................................     (257,787)         (327)
    Class E..............................................     (115,166)      (32,729)
                                                          ------------  ------------
  TOTAL DISTRIBUTIONS....................................   (1,487,546)     (392,986)
                                                          ------------  ------------
  INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   74,567,333    61,427,591
                                                          ------------  ------------
  TOTAL INCREASE IN NET ASSETS...........................   95,452,694    85,923,314

NET ASSETS
  Beginning of the period................................  275,209,224   189,285,910
                                                          ------------  ------------
  End of the period...................................... $370,661,918  $275,209,224
                                                          ============  ============

UNDISTRIBUTED NET INVESTMENT INCOME
  End of the period...................................... $  1,080,212  $  1,476,325
                                                          ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                           YEAR ENDED                YEAR ENDED
                                                        DECEMBER 31, 2005         DECEMBER 31, 2004
                                                    ------------------------  ------------------------
                                                      SHARES          $         SHARES          $
                                                    ----------  ------------  ----------  ------------
CLASS A
  Sales............................................  5,063,456  $ 65,065,629   4,003,954  $ 46,763,659
  Reinvestments....................................     94,217     1,114,593      30,019       359,930
  Redemptions...................................... (3,331,873)  (42,272,321) (3,260,041)  (38,718,159)
                                                    ----------  ------------  ----------  ------------
  Net increase.....................................  1,825,800  $ 23,907,901     773,932  $  8,405,430
                                                    ==========  ============  ==========  ============
CLASS B
  Sales............................................  4,676,569  $ 58,967,959   4,033,414  $ 47,078,473
  Reinvestments....................................     21,846       257,787          27           327
  Redemptions......................................   (665,744)   (8,461,504)   (212,841)   (2,504,391)
                                                    ----------  ------------  ----------  ------------
  Net increase.....................................  4,032,671  $ 50,764,242   3,820,600  $ 44,574,409
                                                    ==========  ============  ==========  ============
CLASS E
  Sales............................................    391,640  $  4,922,562   1,123,710  $ 13,226,374
  Reinvestments....................................      9,752       115,166       2,737        32,729
  Redemptions......................................   (402,094)   (5,142,538)   (411,668)   (4,811,351)
                                                    ----------  ------------  ----------  ------------
  Net increase (decrease)..........................       (702) $   (104,810)    714,779  $  8,447,752
                                                    ==========  ============  ==========  ============
  Increase derived from capital share transactions.  5,857,769  $ 74,567,333   5,309,311  $ 61,427,591
                                                    ==========  ============  ==========  ============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-174

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                                                        CLASS A
                                                                                   ---------------------------------------
                                                                                                YEAR ENDED DECEMBER 31,
                                                                                   ---------------------------------------
                                                                                     2005      2004      2003      2002
                                                                                   --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $  12.77  $  11.64  $   8.91  $  11.64
                                                                                   --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................     0.05      0.08      0.03      0.02
  Net realized and unrealized gain (loss) of investments..........................     0.78      1.07      2.71     (2.72)
                                                                                   --------  --------  --------  --------
  Total from investment operations................................................     0.83      1.15      2.74     (2.70)
                                                                                   --------  --------  --------  --------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................    (0.07)    (0.02)    (0.01)    (0.03)
                                                                                   --------  --------  --------  --------
  Total distributions.............................................................    (0.07)    (0.02)    (0.01)    (0.03)
                                                                                   --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD.................................................... $  13.53  $  12.77  $  11.64  $   8.91
                                                                                   ========  ========  ========  ========
TOTAL RETURN (%)..................................................................      6.6       9.9      30.8     (23.2)
Ratio of operating expenses to average net assets before expense reductions (%)...     0.71      0.74      0.79      0.77
Ratio of operating expenses to average net assets after expense reductions (%) (d)     0.70      0.73      0.77      0.76
Ratio of net investment income to average net assets (%)..........................     0.44      0.68      0.28      0.22
Portfolio turnover rate (%).......................................................       35        37        37        49
Net assets, end of period (000)................................................... $235,513  $198,913  $172,315  $127,939

                                                                                   ---------

                                                                                   ---------
                                                                                     2001
                                                                                   --------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $  12.93
                                                                                   --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................     0.03
  Net realized and unrealized gain (loss) of investments..........................    (1.31)
                                                                                   --------
  Total from investment operations................................................    (1.28)
                                                                                   --------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................    (0.01)
                                                                                   --------
  Total distributions.............................................................    (0.01)
                                                                                   --------
NET ASSET VALUE, END OF PERIOD.................................................... $  11.64
                                                                                   ========
TOTAL RETURN (%)..................................................................     (9.9)
Ratio of operating expenses to average net assets before expense reductions (%)...     0.76
Ratio of operating expenses to average net assets after expense reductions (%) (d)     0.75
Ratio of net investment income to average net assets (%)..........................     0.27
Portfolio turnover rate (%).......................................................       67
Net assets, end of period (000)................................................... $173,218

                                                                                                     CLASS B
                                                                                   ----------------------------------------
                                                                                                              JULY 30, 2002/(A)/
                                                                                    YEAR ENDED DECEMBER 31,        THROUGH
                                                                                   -------------------------    DECEMBER 31,
                                                                                     2005      2004    2003         2002
                                                                                   --------  -------  ------  -----------------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $  12.72  $ 11.60  $ 8.88       $ 8.96
                                                                                   --------  -------  ------       ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................     0.01     0.05    0.01         0.00
  Net realized and unrealized gain (loss) of investments..........................     0.79     1.08    2.72        (0.08)
                                                                                   --------  -------  ------       ------
  Total from investment operations................................................     0.80     1.13    2.73        (0.08)
                                                                                   --------  -------  ------       ------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................    (0.05)   (0.01)  (0.01)        0.00
                                                                                   --------  -------  ------       ------
  Total distributions.............................................................    (0.05)   (0.01)  (0.01)        0.00
                                                                                   --------  -------  ------       ------
NET ASSET VALUE, END OF PERIOD.................................................... $  13.47  $ 12.72  $11.60       $ 8.88
                                                                                   ========  =======  ======       ======
TOTAL RETURN (%)..................................................................      6.3      9.7    30.8         (0.9)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...     0.96     0.99    1.04         1.02 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)     0.95     0.98    1.02         1.01 (c)
Ratio of net investment income to average net assets (%)..........................     0.20     0.93    0.06         0.00 (c)
Portfolio turnover rate (%).......................................................       35       37      37           49
Net assets, end of period (000)................................................... $106,181  $48,955  $  325       $    1

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-175

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                                            CLASS E
                                                                       ----------------------------------------------
                                                                                                          MAY 1, 2001/(A)/
                                                                            YEAR ENDED DECEMBER 31,           THROUGH
                                                                       ---------------------------------   DECEMBER 31,
                                                                         2005     2004     2003    2002        2001
                                                                       -------  -------  -------  ------  ---------------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $ 12.73  $ 11.61  $  8.90  $11.63      $12.32
                                                                       -------  -------  -------  ------      ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income................................................    0.04     0.06     0.01    0.03        0.00
 Net realized and unrealized gain (loss) of investments...............    0.77     1.08     2.71   (2.73)      (0.69)
                                                                       -------  -------  -------  ------      ------
 Total from investment operations.....................................    0.81     1.14     2.72   (2.70)      (0.69)
                                                                       -------  -------  -------  ------      ------
LESS DISTRIBUTIONS
 Distributions from net investment income.............................   (0.05)   (0.02)   (0.01)  (0.03)       0.00
                                                                       -------  -------  -------  ------      ------
 Total distributions..................................................   (0.05)   (0.02)   (0.01)  (0.03)       0.00
                                                                       -------  -------  -------  ------      ------
NET ASSET VALUE, END OF PERIOD........................................ $ 13.49  $ 12.73  $ 11.61  $ 8.90      $11.63
                                                                       =======  =======  =======  ======      ======
TOTAL RETURN (%)......................................................     6.4      9.8     30.6   (23.3)       (5.6)(b)
Ratio of operating expenses to average net assets before expense
 reductions (%).......................................................    0.86     0.89     0.94    0.92        0.91 (c)
Ratio of operating expenses to average net assets after expense
 reductions (%) (d)...................................................    0.85     0.88     0.92    0.91        0.90 (c)
Ratio of net investment income to average net assets (%)..............    0.29     0.56     0.14    0.07        0.75 (c)
Portfolio turnover rate (%)...........................................      35       37       37      49          67
Net assets, end of period (000)....................................... $28,968  $27,341  $16,646  $3,119      $   23

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-176

METROPOLITAN SERIES FUND, INC.

 ZENITH EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

MUTUAL FUNDS--100.0% OF TOTAL NET ASSETS


       SECURITY DESCRIPTION                       SHARES       VALUE*
       ------------------------------------------------------------------

       INVESTMENT COMPANIES--100.0%
       Metropolitan Series Fund, Inc.,
        Capital Guardian U.S. Equity Portfolio,
        (Class A)..............................  26,996,764 $332,870,104
       Metropolitan Series Fund, Inc.,
        FI Value Leaders Portfolio, (Class A)..   1,726,138  333,282,659
       Metropolitan Series Fund, Inc.,
        Jennison Growth Portfolio, (Class A)...  26,723,798  330,840,614
                                                            ------------
       Total Common Stock
        (Identified Cost $787,742,326).........              996,993,377
                                                            ------------
       Total Investments--100.0%
        (Identified Cost $787,742,326) (a).....              996,993,377
       Liabilities in excess of other assets...                 (138,704)
                                                            ------------
       TOTAL NET ASSETS--100%..................             $996,854,673
                                                            ============

(a) THE AGGREGATE COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES AS OF DECEMBER 31, 2005 WAS $799,104,449 AND THE COMPOSITION OF UNREALIZED APPRECIATION OF INVESTMENT SECURITIES WAS $197,888,928.

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-177

METROPOLITAN SERIES FUND, INC.

 ZENITH EQUITY PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2005

     ASSETS
       Investments at value.....................            $ 996,993,377
       Receivable for:
        Securities sold.........................                  837,617
        Fund shares sold........................                  297,598
                                                            -------------
         Total Assets...........................              998,128,592
     LIABILITIES
       Payable for:
        Fund shares redeemed.................... $1,135,215
       Accrued expenses:
        Deferred directors' fees................    120,122
        Other expenses..........................     18,582
                                                 ----------
         Total Liabilities......................                1,273,919
                                                            -------------
     NET ASSETS.................................            $ 996,854,673
                                                            =============
       Net assets consists of:
        Capital paid in.........................            $ 921,625,792
        Undistributed net investment income.....                5,093,493
        Accumulated net realized losses.........             (139,115,663)
        Unrealized appreciation on investments..              209,251,051
                                                            -------------
     NET ASSETS.................................            $ 996,854,673
                                                            =============
     Computation of offering price:
     Net asset value and redemption price per
      share ($996,854,673 divided by
      2,392,396 shares outstanding).............            $      416.68
                                                            =============
     Identified cost of investments.............            $ 787,742,326
                                                            =============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2005

            INVESTMENT INCOME
            Dividends from underlying portfolios        $ 5,231,919
                                                        -----------
            EXPENSES
              Directors' fees and expenses...... 11,545
              Custodian......................... 20,335
              Audit and tax services............ 21,612
              Legal............................. 23,985
              Miscellaneous.....................  4,817
                                                 ------
              Total expenses....................             82,294
                                                        -----------
            NET INVESTMENT INCOME...............          5,149,625
                                                        -----------
            REALIZED AND UNREALIZED GAIN
            Realized gain on:
              Investments--net..................         22,293,595
            Unrealized appreciation on:
              Investments--net..................         66,442,705
                                                        -----------
            Net gain............................         88,736,300
                                                        -----------
            NET INCREASE IN NET ASSETS FROM
             OPERATIONS.........................        $93,885,925
                                                        ===========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-178

METROPOLITAN SERIES FUND, INC.

 ZENITH EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                            YEAR ENDED      YEAR ENDED
                                                           DECEMBER 31,    DECEMBER 31,
                                                               2005            2004
                                                          --------------  --------------
FROM OPERATIONS
  Net investment income.................................. $    5,149,625  $    9,094,173
  Net realized gain......................................     22,293,595      10,642,133
  Unrealized appreciation................................     66,442,705      84,922,832
                                                          --------------  --------------
  INCREASE IN NET ASSETS FROM OPERATIONS.................     93,885,925     104,659,138
                                                          --------------  --------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income.................................     (9,105,003)     (4,637,824)
                                                          --------------  --------------
  TOTAL DISTRIBUTIONS....................................     (9,105,003)     (4,637,824)
                                                          --------------  --------------
  DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   (117,309,190)   (113,621,579)
                                                          --------------  --------------
  TOTAL (DECREASE) IN NET ASSETS.........................    (32,528,268)    (13,600,265)

NET ASSETS
  Beginning of the period................................  1,029,382,941   1,042,983,206
                                                          --------------  --------------
  End of the period...................................... $  996,854,673  $1,029,382,941
                                                          ==============  ==============
UNDISTRIBUTED NET INVESTMENT INCOME
  End of the period...................................... $    5,093,493  $    9,048,871
                                                          ==============  ==============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                    YEAR ENDED               YEAR ENDED
                                DECEMBER 31, 2005        DECEMBER 31, 2004
                             -----------------------  -----------------------
                              SHARES         $         SHARES         $
                             --------  -------------  --------  -------------
    Sales...................  291,246  $ 112,602,224   330,042  $ 116,072,361
    Reinvestments...........   25,337      9,105,003    13,106      4,637,824
    Redemptions............. (619,086)  (239,016,417) (665,411)  (234,331,764)
                             --------  -------------  --------  -------------
    Net increase (decrease). (302,503) $(117,309,190) (322,263) $(113,621,579)
                             ========  =============  ========  =============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-179

METROPOLITAN SERIES FUND, INC.

 ZENITH EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                             YEAR ENDED DECEMBER 31,
                                         ---------------------------------------------------------------
                                             2005          2004           2003        2002       2001
                                         --------     ----------     ----------     --------  ----------
NET ASSET VALUE, BEGINNING OF PERIOD.... $ 381.97     $   345.68     $   263.54     $ 338.82  $   411.89
                                         --------     ----------     ----------     --------  ----------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income..................     2.29           3.44           1.57         0.79        1.37
 Net realized and unrealized gain
   (loss) of investments................    35.94          34.45          81.36       (75.01)     (68.85)
                                         --------     ----------     ----------     --------  ----------
 Total from investment operations.......    38.23          37.89          82.93       (74.22)     (67.48)
                                         --------     ----------     ----------     --------  ----------
LESS DISTRIBUTIONS
 Distributions from net investment
   income...............................    (3.52)         (1.60)         (0.79)       (1.06)      (5.59)
                                         --------     ----------     ----------     --------  ----------
 Total distributions....................    (3.52)         (1.60)         (0.79)       (1.06)      (5.59)
                                         --------     ----------     ----------     --------  ----------
NET ASSET VALUE, END OF PERIOD.......... $ 416.68     $   381.97     $   345.68     $ 263.54  $   338.82
                                         ========     ==========     ==========     ========  ==========
TOTAL RETURN (%)........................     10.2           11.0           31.5        (22.0)      (16.4)
Ratio of operating expenses to average
 net assets before expense reductions
 (%)....................................     0.01 (a)       0.01 (a)       0.01 (a)     0.26        0.69
Ratio of operating expenses to average
 net assets after expense reductions
 (%) (b)................................     0.01           0.01           0.01         0.25        0.68
Ratio of net investment income to
 average net assets (%).................     0.52           0.91           0.50         0.23        0.33
Portfolio turnover rate (%).............        5              4              6          302         245
Net assets, end of period (000)......... $996,855     $1,029,383     $1,042,983     $888,712  $1,310,358

(a)THE RATIO OF OPERATING EXPENSES DOES NOT INCLUDE EXPENSES OF INVESTMENT COMPANIES IN WHICH THE PORTFOLIO INVESTS.
(b)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-180

METROPOLITAN SERIES FUND, INC.

 BLACKROCK AGGRESSIVE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--98.6% OF TOTAL NET ASSETS


 SECURITY DESCRIPTION                                  SHARES       VALUE*
 -----------------------------------------------------------------------------

 AEROSPACE & DEFENSE--1.6%
 Alliant Techsystems, Inc. (a) (b).................      202,100 $  15,393,957
                                                                 -------------

 BIOTECHNOLOGY--2.6%
 Cephalon, Inc. (a) (b)............................      211,000    13,660,140
 Charles River Laboratories International, Inc. (b)       92,500     3,919,225
 Martek Biosciences Corp. (a) (b)..................      299,400     7,368,234
                                                                 -------------
                                                                    24,947,599
                                                                 -------------

 BUILDING PRODUCTS--1.0%
 Lennox International, Inc. (a)....................      335,000     9,447,000
                                                                 -------------

 CAPITAL MARKETS--1.8%
 Nuveen Investments, Inc. (Class A) (a)............      172,500     7,351,950
 T. Rowe Price Group, Inc..........................      143,300    10,321,899
                                                                 -------------
                                                                    17,673,849
                                                                 -------------

 CHEMICALS--2.5%
 Air Products & Chemicals, Inc.....................      161,500     9,559,185
 Airgas, Inc. (a)..................................      432,300    14,222,670
                                                                 -------------
                                                                    23,781,855
                                                                 -------------

 COMMERCIAL SERVICES & SUPPLIES--7.5%
 Alliance Data Systems Co. (a) (b).................      264,200     9,405,520
 Ceridian Corp. (b)................................      897,700    22,307,845
 ChoicePoint, Inc. (b).............................      226,300    10,072,613
 Cogent, Inc. (a) (b)..............................      322,400     7,312,032
 Stericycle, Inc. (a) (b)..........................      161,400     9,503,232
 The Corporate Executive Board Co..................      154,300    13,840,710
                                                                 -------------
                                                                    72,441,952
                                                                 -------------

 COMMUNICATIONS EQUIPMENT--5.5%
 ADTRAN, Inc.......................................      407,600    12,122,024
 Comverse Technology, Inc. (b).....................      357,900     9,516,561
 Foundry Networks, Inc. (a) (b)....................      526,100     7,265,441
 Harris Corp.......................................      346,300    14,894,363
 Polycom, Inc. (b).................................      637,600     9,755,280
                                                                 -------------
                                                                    53,553,669
                                                                 -------------

 COMPUTERS & PERIPHERALS--2.3%
 Avid Technology, Inc. (a) (b).....................      405,900    22,227,084
                                                                 -------------

 CONTAINERS & PACKAGING--0.6%
 Owens-Illinois, Inc. (b)..........................      297,600     6,261,504
                                                                 -------------

 DIVERSIFIED CONSUMER SERVICES--1.0%
 Laureate Education, Inc. (a) (b)..................      191,400    10,050,414
                                                                 -------------

 DIVERSIFIED TELECOMMUNICATION SERVICES--1.7%
 Amdocs, Ltd. (b)..................................      602,300    16,563,250
                                                                 -------------

 ELECTRONIC EQUIPMENT & INSTRUMENTS--2.4%
 Amphenol Corp. (Class A) (a)......................      337,100    14,920,046
 Ingram Micro, Inc.................................      398,600     7,944,098
                                                                 -------------
                                                                    22,864,144
                                                                 -------------

      SECURITY DESCRIPTION                         SHARES       VALUE*
      --------------------------------------------------------------------

      ENERGY EQUIPMENT & SERVICES--4.1%
      ESCO International, Inc..................      372,000 $  16,498,200
      Grant Prideco, Inc. (b)..................      114,800     5,064,976
      Noble Corp...............................      147,800    10,425,812
      Stolt Offshore S.A. (ADR) (a)............      638,200     7,441,412
                                                             -------------
                                                                39,430,400
                                                             -------------

      GAS UTILITIES--0.2%
      CNX Gas Corp. (144A).....................       77,500     1,627,500
                                                             -------------

      HEALTH CARE EQUIPMENT & SUPPLIES--5.0%
      Cytyc Corp. (a) (b)......................      430,100    12,141,723
      Fisher Scientific International, Inc. (b)      180,300    11,153,358
      Kinetic Concepts, Inc. (b)...............      234,800     9,335,648
      Varian Medical Systems, Inc. (b).........      313,500    15,781,590
                                                             -------------
                                                                48,412,319
                                                             -------------

      HEALTH CARE PROVIDERS & SERVICES--8.6%
      Caremark Rx, Inc. (b)....................      284,900    14,754,971
      Community Health Systems, Inc. (b).......      474,800    18,203,832
      Coventry Health Care, Inc. (b)...........      206,700    11,773,632
      Omnicare, Inc............................      225,400    12,897,388
      Triad Hospitals, Inc. (b)................      205,700     8,069,611
      WellPoint, Inc. (b)......................      225,500    17,992,645
                                                             -------------
                                                                83,692,079
                                                             -------------

      HOTELS, RESTAURANTS & LEISURE--4.5%
      GTECH Holdings Corp......................      280,300     8,896,722
      Marriott International, Inc. (Class A)...       75,700     5,069,629
      Orient-Express Hotels, Ltd. (Class A) (a)      356,000    11,221,120
      Ruby Tuesday, Inc. (a)...................      521,400    13,499,046
      Starwood Hotels & Resorts Worldwide, Inc.
       (Class B)...............................       81,200     5,185,432
                                                             -------------
                                                                43,871,949
                                                             -------------

      INSURANCE--2.6%
      AXIS Capital Holdings Ltd. (a)...........      323,000    10,103,440
      Endurance Specialty Holdings, Ltd........      409,500    14,680,575
                                                             -------------
                                                                24,784,015
                                                             -------------

      INTERNET SOFTWARE & SERVICES--1.1%
      Akamai Technologies, Inc. (a)............      549,100    10,943,563
                                                             -------------

      IT SERVICES--2.3%
      CACI International, Inc. (Class A) (b)...      172,500     9,898,050
      NAVTEQ, Inc. (a) (b).....................      278,500    12,217,795
                                                             -------------
                                                                22,115,845
                                                             -------------

      LEISURE EQUIPMENT & PRODUCTS--0.5%
      Marvel Entertainment, Inc. (a)...........      297,400     4,871,412
                                                             -------------

      MACHINERY--0.9%
      IDEX Corp................................      223,300     9,179,863
                                                             -------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-181

METROPOLITAN SERIES FUND, INC.

 BLACKROCK AGGRESSIVE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)



    SECURITY DESCRIPTION                            SHARES       VALUE*
    -----------------------------------------------------------------------

    MEDIA--3.6%
    CKX, Inc. (a)...............................      641,800 $   8,343,400
    Getty Images, Inc. (a) (b)..................       81,500     7,275,505
    Univision Communications, Inc. (Class A) (b)      396,700    11,659,013
    XM Satellite Radio Holdings, Inc. (a) (b)...      279,000     7,611,120
                                                              -------------
                                                                 34,889,038
                                                              -------------

    METALS & MINING--3.6%
    CONSOL Energy, Inc. (a) (b).................      396,200    25,824,316
    Massey Energy Co. (a).......................      234,300     8,872,941
                                                              -------------
                                                                 34,697,257
                                                              -------------

    OIL, GAS & CONSUMABLE FUELS--5.1%
    Amerada Hess Corp...........................       37,800     4,793,796
    EOG Resources, Inc..........................      271,200    19,897,944
    Newfield Expolration Co. (b)................      491,200    24,594,384
                                                              -------------
                                                                 49,286,124
                                                              -------------

    PHARMACEUTICALS--4.7%
    Endo Pharmaceuticals Holdings...............      422,500    12,784,850
    Medco Health Solutions, Inc. (b)............      243,500    13,587,300
    Shire Pharmaceuticals Group, Plc. (ADR) (a).      499,600    19,379,484
                                                              -------------
                                                                 45,751,634
                                                              -------------

    ROAD & RAIL--1.1%
    Landstar System, Inc........................      246,300    10,280,562
                                                              -------------

    SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT-- 4.8%
    Analog Devices, Inc.........................      322,400    11,564,488
    Freescale Semiconductor, Inc. (Class B) (b).      543,300    13,674,861
    Lam Research Corp. (b)......................      332,300    11,856,464
    Linear Technology Corp......................      249,700     9,006,679
                                                              -------------
                                                                 46,102,492
                                                              -------------

    SOFTWARE--2.1%
    Adobe Systems, Inc. (b).....................      378,200    13,978,272
    Verifone Holdings, Inc. (a).................      234,000     5,920,200
                                                              -------------
                                                                 19,898,472
                                                              -------------

    SPECIALTY RETAIL--6.5%
    Bed Bath & Beyond, Inc. (b).................      177,200     6,405,780
    Chico's FAS, Inc. (b).......................      252,900    11,109,897
    Staples, Inc................................      513,649    11,664,969
    TJX Cos., Inc...............................      547,900    12,727,717
    Williams-Sonoma, Inc. (b)...................      483,500    20,863,025
                                                              -------------
                                                                 62,771,388
                                                              -------------

    TEXTILES, APPAREL & LUXURY GOODS--0.8%
    The Warnaco Group, Inc. (a) (b).............      304,500     8,136,240
                                                              -------------

    TRADING COMPANIES & DISTRIBUTORS--1.6%
    MSC Industrial Direct Co. (Class A) (a).....      383,600    15,428,392
                                                              -------------

      SECURITY DESCRIPTION                       SHARES         VALUE*
      --------------------------------------------------------------------

      WIRELESS TELECOMMUNICATION SERVICES--4.4%
      American Tower Corp. (Class A) (b).....       773,800 $  20,969,980
      Nextel Partners, Inc. (Class A) (a) (b)       569,000    15,897,860
      Syniverse Holdings, Inc. (a)...........       297,500     6,217,750
                                                            -------------
                                                               43,085,590
                                                            -------------
      Total Common Stock
       (Identified Cost $766,770,941)........                 954,462,411
                                                            -------------

      SHORT TERM INVESTMENTS--1.6%
                                                  FACE
      SECURITY DESCRIPTION                       AMOUNT         VALUE*
      --------------------------------------------------------------------

      DISCOUNT NOTES--1.6%
      Federal Home Loan Bank
       3.250%, 01/03/06...................... $  15,200,000    15,197,255
                                                            -------------
      Total Short Term Investments
       (Amortized Cost $15,197,255)..........                  15,197,255
                                                            -------------
      Total Investments--100.2%
       (Identified Cost $781,968,196)........                 969,659,666
      Liabilities in excess of other assets..                  (1,694,742)
                                                            -------------
      TOTAL NET ASSETS--100%.................               $ 967,964,924
                                                            =============

(a) A PORTION OR ALL OF THE SECURITY WAS HELD ON LOAN. AS OF DECEMBER 31, 2005, THE MARKET VALUE OF SECURITIES LOANED WAS $136,320,911 AND THE COLLATERAL RECEIVED CONSISTED OF CASH IN THE AMOUNT OF $140,053,764.
(b)  NON-INCOME PRODUCING.
(c) THE AGGREGATE COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES AS OF DECEMBER 31, 2005 WAS $782,798,440 AND THE COMPOSITION OF UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENT SECURITIES WAS $203,573,363 AND $(16,712,137), RESPECTIVELY.
(144A)--SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AS OF DECEMBER 31, 2005, THE MARKET VALUE OF 144A SECURITIES WAS $1,627,500, WHICH IS 0.17% OF TOTAL NET ASSETS.
(ADR)--AN AMERICAN DEPOSITARY RECEIPT IS A CERTIFICATE ISSUED BY A CUSTODIAN BANK REPRESENTING THE RIGHT TO RECEIVE SECURITIES OF THE FOREIGN ISSUER DESCRIBED. TRADING ON EXCHANGES NOT LOCATED IN THE UNITED STATES OR CANADA SIGNIFICANTLY INFLUENCES THE VALUE OF ADRS.

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-182

METROPOLITAN SERIES FUND, INC.

 BLACKROCK AGGRESSIVE GROWTH PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2005

     ASSETS
       Investments at value..................              $  969,659,666
       Cash..................................                      10,958
       Collateral for securities loaned......                 140,053,764
       Receivable for:
        Fund shares sold.....................                     442,668
        Accrued interest and dividends.......                     290,380
                                                           --------------
         Total Assets........................               1,110,457,436
     LIABILITIES
       Payable for:
        Fund shares redeemed................. $  1,707,684
        Return of collateral for securities
         loaned..............................  140,053,764
       Accrued expenses:
        Management fees......................      602,832
        Service and distribution fees........        4,716
        Other expenses.......................      123,516
                                              ------------
         Total Liabilities...................                 142,492,512
                                                           --------------
     NET ASSETS..............................              $  967,964,924
                                                           ==============
       Net assets consists of:
        Capital paid in......................              $1,090,190,472
        Accumulated net realized losses......                (309,917,018)
        Unrealized appreciation on
         investments.........................                 187,691,470
                                                           --------------
     NET ASSETS..............................              $  967,964,924
                                                           ==============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per
      share ($938,549,972 divided by
      41,805,176 shares outstanding).........              $        22.45
                                                           ==============
     CLASS B
     Net asset value and redemption price per
      share ($11,761,462 divided by
      547,357 shares outstanding)............              $        21.49
                                                           ==============
     CLASS E
     Net asset value and redemption price per
      share ($17,653,490 divided by
      790,650 shares outstanding)............              $        22.33
                                                           ==============
     Identified cost of investments..........              $  781,968,196
                                                           ==============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2005

      INVESTMENT INCOME
        Dividends..............................             $ 3,487,046(a)
        Interest...............................                 639,230(b)
                                                            -----------
                                                              4,126,276
      EXPENSES
        Management fees........................ $6,869,382
        Service and distribution fees--Class B.     18,945
        Service and distribution fees--Class E.     25,571
        Directors' fees and expenses...........     22,257
        Custodian..............................    210,085
        Audit and tax services.................     23,319
        Legal..................................     35,056
        Printing...............................    243,535
        Insurance..............................     19,508
        Miscellaneous..........................     13,408
                                                ----------
        Total expenses.........................  7,481,066
        Expense reductions.....................   (216,101)   7,264,965
                                                ----------  -----------
      NET INVESTMENT LOSS......................              (3,138,689)
                                                            -----------
      REALIZED AND UNREALIZED GAIN
      Realized gain on:
        Investments--net.......................              98,876,010
      Unrealized appreciation on:
        Investments--net.......................                  41,184
                                                            -----------
      Net gain.................................              98,917,194
                                                            -----------
      NET INCREASE IN NET ASSETS FROM
       OPERATIONS..............................             $95,778,505
                                                            ===========

(a)NET OF FOREIGN TAXES OF $5,361.
(b)INCLUDES INCOME ON SECURITIES LOANED OF $101,644.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-183

METROPOLITAN SERIES FUND, INC.

 BLACKROCK AGGRESSIVE GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                            YEAR ENDED    YEAR ENDED
                                                           DECEMBER 31,  DECEMBER 31,
                                                               2005          2004
                                                          -------------  ------------
FROM OPERATIONS
  Net investment loss.................................... $  (3,138,689) $ (3,534,126)
  Net realized gain......................................    98,876,010   130,549,598
  Unrealized appreciation (depreciation).................        41,184   (13,231,417)
                                                          -------------  ------------
  INCREASE IN NET ASSETS FROM OPERATIONS.................    95,778,505   113,784,055
                                                          -------------  ------------
  DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.  (104,607,222)  (75,173,373)
                                                          -------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS................    (8,828,717)   38,610,682

NET ASSETS
  Beginning of the period................................   976,793,641   938,182,959
                                                          -------------  ------------
  End of the period...................................... $ 967,964,924  $976,793,641
                                                          =============  ============
UNDISTRIBUTED NET INVESTMENT INCOME
  End of the period...................................... $           0  $          0
                                                          =============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                            YEAR ENDED                 YEAR ENDED
                                                        DECEMBER 31, 2005          DECEMBER 31, 2004
                                                    -------------------------  -------------------------
                                                      SHARES          $          SHARES          $
                                                    ----------  -------------  ----------  -------------
CLASS A
  Sales............................................  2,771,433  $  57,684,339   1,487,380  $  27,187,174
  Redemptions...................................... (8,040,608)  (166,999,995) (6,050,901)  (110,829,555)
                                                    ----------  -------------  ----------  -------------
  Net decrease..................................... (5,269,175) $(109,315,654) (4,563,521) $ (83,642,381)
                                                    ==========  =============  ==========  =============
CLASS B
  Sales............................................    441,418  $   8,839,793     226,300  $   3,970,375
  Redemptions......................................   (108,065)    (2,196,074)    (12,296)      (212,475)
                                                    ----------  -------------  ----------  -------------
  Net increase.....................................    333,353  $   6,643,719     214,004  $   3,757,900
                                                    ==========  =============  ==========  =============
CLASS E
  Sales............................................    164,891  $   3,439,010     582,858  $  10,654,247
  Redemptions......................................   (260,008)    (5,374,295)   (327,422)    (5,943,139)
                                                    ----------  -------------  ----------  -------------
  Net increase (decrease)..........................    (95,117) $  (1,935,285)    255,436  $   4,711,107
                                                    ==========  =============  ==========  =============
  Decrease derived from capital share transactions. (5,030,939) $(104,607,222) (4,094,081) $ (75,173,373)
                                                    ==========  =============  ==========  =============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-184

METROPOLITAN SERIES FUND, INC.

 BLACKROCK AGGRESSIVE GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                                                         CLASS A
                                                                                   ---------------------------------------
                                                                                                 YEAR ENDED DECEMBER 31,
                                                                                   ---------------------------------------
                                                                                     2005      2004      2003      2002
                                                                                   --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $  20.28  $  17.95  $  12.75  $  17.88
                                                                                   --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment loss.............................................................    (0.07)    (0.07)    (0.06)    (0.03)
  Net realized and unrealized gain (loss) of investments..........................     2.24      2.40      5.26     (5.10)
                                                                                   --------  --------  --------  --------
  Total from investment operations................................................     2.17      2.33      5.20     (5.13)
                                                                                   --------  --------  --------  --------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................     0.00      0.00      0.00      0.00
  Distributions from net realized capital gains...................................     0.00      0.00      0.00      0.00
                                                                                   --------  --------  --------  --------
  Total distributions.............................................................     0.00      0.00      0.00      0.00
                                                                                   --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD.................................................... $  22.45  $  20.28  $  17.95  $  12.75
                                                                                   ========  ========  ========  ========
TOTAL RETURN (%)..................................................................     10.7      13.0      40.8     (28.7)
Ratio of operating expenses to average net assets before expense reductions (%)...     0.79      0.79      0.81      0.79
Ratio of operating expenses to average net assets after expense reductions (%) (d)     0.77      0.78      0.79      0.77
Ratio of net investment loss to average net assets (%)............................    (0.33)    (0.38)    (0.38)    (0.18)
Portfolio turnover rate (%).......................................................       71        95        98       134
Net assets, end of period (000)................................................... $938,550  $954,736  $926,897  $687,325

                                                                                   -----------

                                                                                   -----------
                                                                                      2001
                                                                                   ----------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $    31.59
                                                                                   ----------
INCOME FROM INVESTMENT OPERATIONS
  Net investment loss.............................................................      (0.02)
  Net realized and unrealized gain (loss) of investments..........................      (6.73)
                                                                                   ----------
  Total from investment operations................................................      (6.75)
                                                                                   ----------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................      (0.01)
  Distributions from net realized capital gains...................................      (6.95)
                                                                                   ----------
  Total distributions.............................................................      (6.96)
                                                                                   ----------
NET ASSET VALUE, END OF PERIOD.................................................... $    17.88
                                                                                   ==========
TOTAL RETURN (%)..................................................................      (23.8)
Ratio of operating expenses to average net assets before expense reductions (%)...       0.77
Ratio of operating expenses to average net assets after expense reductions (%) (d)       0.76
Ratio of net investment loss to average net assets (%)............................      (0.11)
Portfolio turnover rate (%).......................................................        150
Net assets, end of period (000)................................................... $1,069,246

                                                                                               CLASS B
                                                                                   ---------------------------
                                                                                                APRIL 26, 2004/(A)/
                                                                                    YEAR ENDED       THROUGH
                                                                                   DECEMBER 31,    DECEMBER 31,
                                                                                       2005            2004
                                                                                   ------------ ------------------
NET ASSET VALUE, BEGINNING OF PERIOD..............................................   $ 19.46          $18.12
                                                                                     -------          ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)....................................................     (0.08)          (0.03)
  Net realized and unrealized gain of investments.................................      2.11            1.37
                                                                                     -------          ------
  Total from investment operations................................................      2.03            1.34
                                                                                     -------          ------
NET ASSET VALUE, END OF PERIOD....................................................   $ 21.49          $19.46
                                                                                     =======          ======
TOTAL RETURN (%)..................................................................      10.4             7.4 (b)
Ratio of operating expenses to average net assets before expense reductions (%)...      1.04            1.04 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)      1.01            1.03 (c)
Ratio of net investment loss to average net assets (%)............................     (0.56)          (0.56)(c)
Portfolio turnover rate (%).......................................................        71              95
Net assets, end of period (000)...................................................   $11,761          $4,165

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-185

METROPOLITAN SERIES FUND, INC.

 BLACKROCK AGGRESSIVE GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS



                                                                                                        CLASS E
                                                                                   ----------------------------------

                                                                                        YEAR ENDED DECEMBER 31,
                                                                                   ---------------------------------
                                                                                     2005     2004     2003    2002
                                                                                   -------  -------  -------  ------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $ 20.20  $ 17.90  $ 12.74  $17.88
                                                                                   -------  -------  -------  ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment loss.............................................................   (0.11)   (0.09)   (0.04)  (0.01)
  Net realized and unrealized gain (loss) of investments..........................    2.24     2.39     5.20   (5.13)
                                                                                   -------  -------  -------  ------
  Total from investment operations................................................    2.13     2.30     5.16   (5.14)
                                                                                   -------  -------  -------  ------
NET ASSET VALUE, END OF PERIOD.................................................... $ 22.33  $ 20.20  $ 17.90  $12.74
                                                                                   =======  =======  =======  ======
TOTAL RETURN (%)..................................................................    10.5     12.8     40.6   (28.8)
Ratio of operating expenses to average net assets before expense reductions (%)...    0.94     0.94     0.96    0.94
Ratio of operating expenses to average net assets after expense reductions (%) (d)    0.92     0.93     0.94    0.92
Ratio of net investment loss to average net assets (%)............................   (0.48)   (0.52)   (0.52)  (0.24)
Portfolio turnover rate (%).......................................................      71       95       98     134
Net assets, end of period (000)................................................... $17,653  $17,893  $11,286  $1,361

                                                                                   ------------
                                                                                   MAY 1, 2001/(A)/
                                                                                       THROUGH
                                                                                    DECEMBER 31,
                                                                                        2001
                                                                                   ---------------
NET ASSET VALUE, BEGINNING OF PERIOD..............................................     $20.66
                                                                                       ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment loss.............................................................      (0.02)
  Net realized and unrealized gain (loss) of investments..........................      (2.76)
                                                                                       ------
  Total from investment operations................................................      (2.78)
                                                                                       ------
NET ASSET VALUE, END OF PERIOD....................................................     $17.88
                                                                                       ======
TOTAL RETURN (%)..................................................................      (13.4)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...       0.92 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)       0.91 (c)
Ratio of net investment loss to average net assets (%)............................      (0.12)(c)
Portfolio turnover rate (%).......................................................        150
Net assets, end of period (000)...................................................     $  0.1

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-186

METROPOLITAN SERIES FUND, INC.

 FI MID CAP OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--99.5% OF TOTAL NET ASSETS

   SECURITY DESCRIPTION                               SHARES       VALUE*
   -------------------------------------------------------------------------

   AEROSPACE & DEFENSE--2.9%
   Argon, Inc. (a) (b).............................     146,518 $  4,539,128
   Empresa Brasileira de Aeronautica S.A. (ADR) (a)     574,900   22,478,590
   Essex Corp. (a) (b).............................     162,200    2,765,510
                                                                ------------
                                                                  29,783,228
                                                                ------------

   AIRLINES--0.7%
   US Airways Group, Inc. (a)......................     189,200    7,026,888
                                                                ------------

   BEVERAGES--1.5%
   Molson Coors Brewing Co. (a)....................     222,500   14,905,275
                                                                ------------

   BIOTECHNOLOGY--2.1%
   Neurocrine Biosciences, Inc. (a) (b)............     252,362   15,830,668
   Viropharma Inc. (a) (b).........................     291,625    5,409,644
                                                                ------------
                                                                  21,240,312
                                                                ------------

   CAPITAL MARKETS--1.2%
   Greenhill & Co., Inc. (a).......................     165,600    9,300,096
   IntercontinentalExchange, Inc. (b)..............      70,600    2,566,310
                                                                ------------
                                                                  11,866,406
                                                                ------------

   CHEMICALS--5.3%
   Ashland, Inc. (a)...............................     227,500   13,172,250
   Mosaic Co. (a) (b)..............................     823,300   12,044,879
   Potash Corp. of Saskatchewan, Inc...............     248,730   19,953,120
   Potash Corp. of Saskatchewan, Inc. (CAD)........     100,770    8,046,389
                                                                ------------
                                                                  53,216,638
                                                                ------------

   COMMERCIAL SERVICES & SUPPLIES--0.7%
   Global Cash Access, Inc. (b)....................     419,500    6,120,505
   Wright Express Corp. (a) (b)....................      63,700    1,401,400
                                                                ------------
                                                                   7,521,905
                                                                ------------

   COMMUNICATIONS EQUIPMENT--6.6%
   Andrew Corp. (a) (b)............................     543,800    5,834,974
   Comverse Technology, Inc. (a) (b)...............     316,400    8,413,076
   Harris Corp.....................................     261,100   11,229,911
   Nice Systems Ltd. (ADR) (b).....................      77,700    3,742,032
   Nokia Corp. (ADR)...............................   1,479,900   27,082,170
   Research In Motion, Ltd. (a) (b)................     152,408   10,060,452
                                                                ------------
                                                                  66,362,615
                                                                ------------

   COMPUTERS & PERIPHERALS--1.4%
   NCR Corp. (b)...................................     277,700    9,425,138
   Network Appliance, Inc. (a) (b).................     181,897    4,911,219
                                                                ------------
                                                                  14,336,357
                                                                ------------

   CONSTRUCTION & ENGINEERING--1.7%
   Fluor Corp......................................     216,700   16,742,242
                                                                ------------

   CONSTRUCTION MATERIALS--1.4%
   Texas Industries, Inc. (a)......................     281,900   14,049,896
                                                                ------------

   CONTAINERS & PACKAGING--1.4%
   Pactiv Corp. (b)................................     642,432   14,133,504
                                                                ------------

   SECURITY DESCRIPTION                               SHARES       VALUE*
   -------------------------------------------------------------------------

   DIVERSIFIED CONSUMER SERVICES--1.1%
   DeVry, Inc. (a) (b).............................     135,700 $  2,714,000
   Universal Technical Institute, Inc. (a) (b).....     270,000    8,353,800
                                                                ------------
                                                                  11,067,800
                                                                ------------

   DIVERSIFIED FINANCIAL SERVICES--0.7%
   Lazard, Ltd. (a) (b)............................     232,600    7,419,940
                                                                ------------

   DIVERSIFIED TELECOMMUNICATION SERVICES--3.4%
   Citizens Communications Co. (a).................     890,290   10,888,247
   Philippine Long Distance Telephone Co.
    (ADR) (a) (b)..................................     395,200   13,255,008
   PT Indosat Tbk (ADR) (a)........................     239,400    6,964,146
   Qwest Communications International, Inc. (a) (b)     513,400    2,900,710
                                                                ------------
                                                                  34,008,111
                                                                ------------

   ELECTRONIC EQUIPMENT & INSTRUMENTS--1.3%
   Symbol Technologies, Inc. (a)...................     996,899   12,780,245
                                                                ------------

   ENERGY EQUIPMENT & SERVICES--3.6%
   National-Oilwell Varco, Inc. (a) (b)............     317,546   19,910,134
   Seacor Smit, Inc. (a) (b).......................     173,200   11,794,920
   Weatherford International, Ltd. (b).............     128,316    4,645,039
                                                                ------------
                                                                  36,350,093
                                                                ------------

   FOOD & STAPLES RETAILING--3.0%
   Safeway, Inc. (a) (b)...........................   1,296,110   30,665,963
                                                                ------------

   HEALTH CARE EQUIPMENT & SUPPLIES--2.3%
   Cytyc Corp. (a) (b).............................     789,573   22,289,646
   INAMED Corp. (b)................................       9,500      832,960
                                                                ------------
                                                                  23,122,606
                                                                ------------

   HEALTH CARE PROVIDERS & SERVICES--0.5%
   Service Corp. International (a).................     563,600    4,610,248
                                                                ------------

   HOTELS, RESTAURANTS & LEISURE--4.3%
   Harrah's Entertainment, Inc.....................      14,200    1,012,318
   International Game Technology (a)...............     332,100   10,222,038
   Las Vegas Sands Corp. (a) (b)...................     188,714    7,448,542
   Royal Caribbean Cruises, Ltd. (a)...............     168,700    7,601,622
   Sportingbet, Plc. (GBP).........................     784,334    4,634,570
   Wynn Resorts, Ltd. (a) (b)......................     224,311   12,303,458
                                                                ------------
                                                                  43,222,548
                                                                ------------

   HOUSEHOLD DURABLES--8.2%
   Harman International Industries, Inc. (a).......     797,599   78,045,062
   Knoll, Inc. (a) (b).............................     274,800    4,701,828
                                                                ------------
                                                                  82,746,890
                                                                ------------

   INDEPENDENT POWER PRODUCERS & ENERGY TRADERS--1.2%
   NRG Energy, Inc. (a) (b)........................     255,900   12,058,008
                                                                ------------

   INTERNET & CATALOG RETAIL--1.5%
   eBay, Inc. (b)..................................     345,800   14,955,850
                                                                ------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-187

METROPOLITAN SERIES FUND, INC.

 FI MID CAP OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


       SECURITY DESCRIPTION                       SHARES       VALUE*
       -----------------------------------------------------------------

       INTERNET SOFTWARE & SERVICES--2.8%
       Arbinet Thexchange, Inc.................     250,000 $  1,752,500
       Google, Inc. (Class A) (b)..............      36,900   15,308,334
       Openwave Systems, Inc. (a) (b)..........     364,353    6,365,247
       Yahoo!, Inc. (b)........................     126,100    4,940,598
                                                            ------------
                                                              28,366,679
                                                            ------------

       IT SERVICES--1.8%
       First Data Corp.........................     426,700   18,352,367
                                                            ------------

       LEISURE EQUIPMENT & PRODUCTS--1.9%
       Eastman Kodak Co. (a)...................     815,070   19,072,638
                                                            ------------

       MACHINERY--1.4%
       Flowserve Corp. (a) (b).................     362,800   14,352,368
                                                            ------------

       MARINE--1.1%
       Diana Shipping, Inc. (a)................     424,500    5,459,070
       DryShips, Inc. (a) (b)..................     150,900    1,843,983
       Horizon Lines, Inc. (a).................     280,200    3,398,826
                                                            ------------
                                                              10,701,879
                                                            ------------

       MEDIA--4.7%
       EchoStar Communications Corp. (Class A).     748,275   20,330,632
       Getty Images, Inc. (a) (b)..............     137,700   12,292,479
       Salem Communications Corp. (Class A) (b)     121,295    2,121,449
       The Walt Disney Co......................     544,030   13,040,399
                                                            ------------
                                                              47,784,959
                                                            ------------

       METALS & MINING--1.7%
       Novelis, Inc............................     371,562    7,761,930
       Novelis, Inc. (CAD).....................     459,900    9,620,448
                                                            ------------
                                                              17,382,378
                                                            ------------

       OIL, GAS & CONSUMABLE FUELS--5.6%
       Goodrich Peteroleum Corp. (a) (b).......      93,900    2,361,585
       Murphy Oil Corp.........................     204,800   11,057,152
       Newfield Exploration Co. (a) (b)........     231,200   11,576,184
       Pioneer Natural Resources Co............     211,300   10,833,351
       Tesoro Petroleum Corp. (a)..............     324,600   19,979,130
       Ultra Petroleum Corp. (a) (b)...........      14,600      814,680
                                                            ------------
                                                              56,622,082
                                                            ------------

       REAL ESTATE--0.1%
       Sinochem Hong Kong Holdings, Ltd. (HKD).   6,918,200    1,280,859
                                                            ------------

       ROAD & RAIL--0.9%
       Norfolk Southern Corp...................     214,500    9,616,035
                                                            ------------

       SPECIALTY RETAIL--5.6%
       Aeropostale, Inc. (a) (b)...............     304,100    7,997,830
       GameStop Corp. (Class A) (a) (b)........     286,249    9,108,443
       Tiffany & Co. (a).......................     647,900   24,808,091
       TJX Cos., Inc. (a)......................     629,200   14,616,316
                                                            ------------
                                                              56,530,680
                                                            ------------

     SECURITY DESCRIPTION                        SHARES        VALUE*
     ---------------------------------------------------------------------

     TEXTILES, APPAREL & LUXURY GOODS--4.1%
     NIKE, Inc. (Class B)....................      319,200 $   27,703,368
     Phillips-Van Heusen Corp. (a)...........      432,100     14,000,040
                                                           --------------
                                                               41,703,408
                                                           --------------

     WIRELESS TELECOMMUNICATION SERVICES--9.8%
     American Tower Corp. (Class A) (b)......      757,400     20,525,540
     Crown Castle International Corp. (a) (b)      186,169      5,009,808
     Dobson Communications Corp. (a).........      503,800      3,778,500
     Hutchison Telecommunications
      International, Ltd. (ADR) (b)..........      257,400      5,557,266
     Sprint Nextel Corp......................    2,766,258     64,619,787
                                                           --------------
                                                               99,490,901
                                                           --------------
     Total Common Stock
      (Identified Cost $926,067,073).........               1,005,450,801
                                                           --------------

     SHORT TERM INVESTMENTS--1.6%
                                                  FACE
     SECURITY DESCRIPTION                        AMOUNT        VALUE*
     ---------------------------------------------------------------------

     REPURCHASE AGREEMENT--1.6%
     State Street Repurchase Agreement
      dated 12/30/05 at 1.350% to be
      repurchased at $16,587,488 on
      01/03/06, collateralized by $17,220,000
      U.S. Treasury Note 3.875% due
      09/15/10 with a value of $17,084,444... $ 16,585,000 $   16,585,000
                                                           --------------
     Total Short Term Investments
      (Amortized Cost $16,585,000)...........                  16,585,000
                                                           --------------
     Total Investments--101.1%
      (Identified Cost $942,652,073) (c).....               1,022,035,801
     Liabilities in excess of other assets...                 (11,541,507)
                                                           --------------
     TOTAL NET ASSETS--100%..................              $1,010,494,294
                                                           ==============

(a) A PORTION OR ALL OF THE SECURITY WAS HELD ON LOAN. AS OF DECEMBER 31, 2005, THE MARKET VALUE OF SECURITIES LOANED WAS $202,336,761 AND THE COLLATERAL RECEIVED CONSISTED OF CASH IN THE AMOUNT OF $208,064,707.
(b)  NON-INCOME PRODUCING.
(c) THE AGGREGATE COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES AS OF DECEMBER 31, 2005 WAS $949,133,866 AND THE COMPOSITION OF UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENT SECURITIES WAS $88,181,865 AND $(15,279,930), RESPECTIVELY.
(ADR)--AN AMERICAN DEPOSITARY RECEIPT IS A CERTIFICATE ISSUED BY A CUSTODIAN BANK REPRESENTING THE RIGHT TO RECEIVE SECURITIES OF THE FOREIGN ISSUER DESCRIBED. TRADING ON EXCHANGES NOT LOCATED IN THE UNITED STATES OR CANADA SIGNIFICANTLY INFLUENCES THE VALUE OF ADRS.
(REIT)--A REAL ESTATE INVESTMENT TRUST IS A POOLED INVESTMENT VEHICLE THAT INVESTS PRIMARILY IN INCOME-PRODUCING REAL ESTATE OR REAL ESTATE RELATED LOANS OR INTEREST.
(CAD)--CANADIAN DOLLAR
(GBP)--BRITISH POUND
(HKD)--HONG KONG DOLLAR

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-188

METROPOLITAN SERIES FUND, INC.

 FI MID CAP OPPORTUNITIES PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2005

    ASSETS
      Investments at value.....................              $1,022,035,801
      Cash.....................................                         662
      Foreign cash at value....................                          33
      Collateral for securities loaned.........                 208,064,707
      Receivable for:
       Securities sold.........................                  25,100,088
       Fund shares sold........................                   1,032,702
       Accrued interest and dividends..........                     779,075
                                                             --------------
        Total Assets...........................               1,257,013,068
    LIABILITIES
      Payable for:
       Fund shares redeemed.................... $  1,160,893
       Securities purchased....................   36,503,111
       Withholding taxes.......................       45,262
       Return of collateral for securities
        loaned.................................  208,064,707
      Accrued expenses:
       Management fees.........................      586,378
       Service and distribution fees...........       14,930
       Deferred Directors' fees................        1,911
       Other expenses..........................      141,582
                                                ------------
        Total Liabilities......................                 246,518,774
                                                             --------------
    NET ASSETS.................................              $1,010,494,294
                                                             ==============
      Net assets consists of:
       Capital paid in.........................              $1,644,433,363
       Undistributed net investment loss.......                     (45,803)
       Accumulated net realized losses.........                (713,276,347)
       Unrealized appreciation on investments
        and foreign currency...................                  79,383,081
                                                             --------------
    NET ASSETS.................................              $1,010,494,294
                                                             ==============
    Computation of offering price:
    CLASS A
    Net asset value and redemption price per
     share ($924,601,793 divided by
     52,917,103 shares outstanding)............              $        17.47
                                                             ==============
    CLASS B
    Net asset value and redemption price per
     share ($47,699,315 divided by
     2,784,219 shares outstanding).............              $        17.13
                                                             ==============
    CLASS E
    Net asset value and redemption price per
     share ($38,193,186 divided by
     2,208,647 shares outstanding).............              $        17.29
                                                             ==============
    Identified cost of investments.............              $  942,652,073
                                                             ==============
    Identified cost of foreign cash............              $           32
                                                             ==============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2005

    INVESTMENT INCOME
      Dividends..............................               $  7,356,103(a)
      Interest...............................                    489,699(b)
                                                            ------------
                                                               7,845,802
    EXPENSES
      Management fees........................ $  6,730,379
      Service and distribution fees--Class B.      103,230
      Service and distribution fees--Class E.       57,047
      Directors' fees and expenses...........       22,358
      Custodian..............................      315,462
      Audit and tax services.................       23,200
      Legal..................................       24,862
      Printing...............................      238,575
      Insurance..............................       20,093
      Miscellaneous..........................       12,137
                                              ------------
      Total expenses.........................    7,547,343
      Expense reductions.....................     (618,481)    6,928,862
                                              ------------  ------------
    NET INVESTMENT INCOME....................                    916,940
                                                            ------------
    REALIZED AND UNREALIZED GAIN (LOSS)
    Realized gain (loss) on:
      Investments--net.......................  110,941,554
      Foreign currency transactions--net.....     (344,016)  110,597,538
                                              ------------
    Unrealized depreciation on:
      Investments--net.......................  (46,387,561)
      Foreign currency transactions--net.....       (1,180)  (46,388,741)
                                              ------------  ------------
    Net gain.................................                 64,208,797
                                                            ------------
    NET INCREASE IN NET ASSETS FROM
     OPERATIONS..............................               $ 65,125,737
                                                            ============

(a)NET OF FOREIGN TAXES OF $235,129.
(b)INCLUDES INCOME ON SECURITIES LOANED OF $377,269.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-189

METROPOLITAN SERIES FUND, INC.

 FI MID CAP OPPORTUNITIES PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                            YEAR ENDED      YEAR ENDED
                                                           DECEMBER 31,    DECEMBER 31,
                                                               2005            2004
                                                          --------------  --------------
FROM OPERATIONS
  Net investment income.................................. $      916,940  $    4,901,296
  Net realized gain......................................    110,597,538     204,182,456
  Unrealized depreciation................................    (46,388,741)    (54,189,199)
                                                          --------------  --------------
  INCREASE IN NET ASSETS FROM OPERATIONS.................     65,125,737     154,894,553
                                                          --------------  --------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A..............................................              0      (4,601,317)
    Class B..............................................              0        (113,963)
    Class E..............................................              0        (149,331)
                                                          --------------  --------------
  TOTAL DISTRIBUTIONS....................................              0      (4,864,611)
                                                          --------------  --------------
  DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.    (94,926,891)     (9,775,517)
                                                          --------------  --------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS................    (29,801,154)    140,254,425

NET ASSETS
  Beginning of the period................................  1,040,295,448     900,041,023
                                                          --------------  --------------
  End of the period...................................... $1,010,494,294  $1,040,295,448
                                                          ==============  ==============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period...................................... $      (45,803) $         (245)
                                                          ==============  ==============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                            YEAR ENDED                  YEAR ENDED
                                                         DECEMBER 31, 2005          DECEMBER 31, 2004
                                                    --------------------------  -------------------------
                                                       SHARES          $          SHARES          $
                                                    -----------  -------------  ----------  -------------
CLASS A
  Sales............................................   4,587,181  $  74,350,783   2,399,444  $  34,476,337
  Shares issued through acquisition................           0              0   1,734,777     23,929,338
  Reinvestments....................................           0              0     284,383      4,601,317
  Redemptions...................................... (10,612,982)  (172,375,638) (7,782,290)  (112,213,380)
                                                    -----------  -------------  ----------  -------------
  Net decrease.....................................  (6,025,801) $ (98,024,855) (3,363,686) $ (49,206,388)
                                                    ===========  =============  ==========  =============
CLASS B
  Sales............................................   1,076,411  $  17,083,347   1,090,024  $  15,417,201
  Shares issued through acquisition................           0              0     841,201     11,488,158
  Reinvestments....................................           0              0       7,167        113,963
  Redemptions......................................    (584,699)    (9,352,144)   (650,185)    (9,195,892)
                                                    -----------  -------------  ----------  -------------
  Net increase.....................................     491,712  $   7,731,203   1,288,207  $  17,823,430
                                                    ===========  =============  ==========  =============
CLASS E
  Sales............................................     323,932  $   5,210,689     703,200  $   9,983,997
  Shares issued through acquisition................           0              0   1,335,690     18,428,256
  Reinvestments....................................           0              0       9,310        149,331
  Redemptions......................................    (610,026)    (9,843,928)   (488,279)    (6,954,143)
                                                    -----------  -------------  ----------  -------------
  Net increase (decrease)..........................    (286,094) $  (4,633,239)  1,559,921  $  21,607,441
                                                    ===========  =============  ==========  =============
  Decrease derived from capital share transactions.  (5,820,183) $ (94,926,891)   (515,558) $  (9,775,517)
                                                    ===========  =============  ==========  =============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-190

METROPOLITAN SERIES FUND, INC.

 FI MID CAP OPPORTUNITIES PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                                                        CLASS A
                                                                                   --------------------------------------
                                                                                                YEAR ENDED DECEMBER 31,
                                                                                   --------------------------------------
                                                                                     2005     2004      2003      2002
                                                                                   -------- --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $  16.34 $  14.01  $  10.41  $  14.66
                                                                                   -------- --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)....................................................     0.02     0.08     (0.03)    (0.03)
  Net realized and unrealized gain (loss) of investments..........................     1.11     2.33      3.63     (4.22)
                                                                                   -------- --------  --------  --------
  Total from investment operations................................................     1.13     2.41      3.60     (4.25)
                                                                                   -------- --------  --------  --------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................     0.00    (0.08)     0.00      0.00
                                                                                   -------- --------  --------  --------
  Total distributions.............................................................     0.00    (0.08)     0.00      0.00
                                                                                   -------- --------  --------  --------
NET ASSET VALUE, END OF PERIOD.................................................... $  17.47 $  16.34  $  14.01  $  10.41
                                                                                   ======== ========  ========  ========
TOTAL RETURN (%)..................................................................      6.9     17.2      34.6     (29.0)
Ratio of operating expenses to average net assets before expense reductions (%)...     0.75     0.75      0.77      0.75
Ratio of operating expenses to average net assets after expense reductions (%) (d)     0.68     0.70      0.76        --
Ratio of net investment income (loss) to average net assets (%)...................     0.11     0.53     (0.24)    (0.27)
Portfolio turnover rate (%).......................................................      149      217        39        78
Net assets, end of period (000)................................................... $924,602 $963,074  $873,202  $681,221

                                                                                   -----------

                                                                                   -----------
                                                                                      2001
                                                                                   ----------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $    23.38
                                                                                   ----------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)....................................................      (0.03)
  Net realized and unrealized gain (loss) of investments..........................      (8.69)
                                                                                   ----------
  Total from investment operations................................................      (8.72)
                                                                                   ----------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................       0.00
                                                                                   ----------
  Total distributions.............................................................       0.00
                                                                                   ----------
NET ASSET VALUE, END OF PERIOD.................................................... $    14.66
                                                                                   ==========
TOTAL RETURN (%)..................................................................      (37.3)
Ratio of operating expenses to average net assets before expense reductions (%)...       0.74
Ratio of operating expenses to average net assets after expense reductions (%) (d)         --
Ratio of net investment income (loss) to average net assets (%)...................      (0.17)
Portfolio turnover rate (%).......................................................        105
Net assets, end of period (000)................................................... $1,067,259

                                                                                                          CLASS B
                                                                                   ----------------------------------

                                                                                        YEAR ENDED DECEMBER 31,
                                                                                   ---------------------------------
                                                                                     2005     2004     2003    2002
                                                                                   -------  -------  -------  ------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $ 16.06  $ 13.79  $ 10.27  $14.50
                                                                                   -------  -------  -------  ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)....................................................   (0.01)    0.09    (0.05)  (0.06)
  Net realized and unrealized gain (loss) of investments..........................    1.08     2.23     3.57   (4.17)
                                                                                   -------  -------  -------  ------
  Total from investment operations................................................    1.07     2.32     3.52   (4.23)
                                                                                   -------  -------  -------  ------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................    0.00    (0.05)    0.00    0.00
                                                                                   -------  -------  -------  ------
  Total distributions.............................................................    0.00    (0.05)    0.00    0.00
                                                                                   -------  -------  -------  ------
NET ASSET VALUE, END OF PERIOD.................................................... $ 17.13  $ 16.06  $ 13.79  $10.27
                                                                                   =======  =======  =======  ======
TOTAL RETURN (%)..................................................................     6.7     16.8     34.2   (29.2)
Ratio of operating expenses to average net assets before expense reductions (%)...    1.00     1.00     1.02    1.00
Ratio of operating expenses to average net assets after expense reductions (%) (d)    0.93     0.95     1.01      --
Ratio of net investment income (loss) to average net assets (%)...................   (0.13)    0.44    (0.48)  (0.52)
Portfolio turnover rate (%).......................................................     149      217       39      78
Net assets, end of period (000)................................................... $47,699  $36,819  $13,849  $9,037

                                                                                   ----------------
                                                                                   JANUARY 2, 2001/(A)/
                                                                                         THROUGH
                                                                                      DECEMBER 31,
                                                                                          2001
                                                                                   -------------------
NET ASSET VALUE, BEGINNING OF PERIOD..............................................       $ 21.47
                                                                                         -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)....................................................         (0.04)
  Net realized and unrealized gain (loss) of investments..........................         (6.93)
                                                                                         -------
  Total from investment operations................................................         (6.97)
                                                                                         -------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................          0.00
                                                                                         -------
  Total distributions.............................................................          0.00
                                                                                         -------
NET ASSET VALUE, END OF PERIOD....................................................       $ 14.50
                                                                                         =======
TOTAL RETURN (%)..................................................................         (32.5)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...          0.99 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)            --
Ratio of net investment income (loss) to average net assets (%)...................         (0.40)(c)
Portfolio turnover rate (%).......................................................           105
Net assets, end of period (000)...................................................       $12,334

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-191

METROPOLITAN SERIES FUND, INC.

 FI MID CAP OPPORTUNITIES PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                                              CLASS E
                                                                       --------------------------------------------------
                                                                                                          JANUARY 2, 2001/(A)/
                                                                            YEAR ENDED DECEMBER 31,             THROUGH
                                                                       ---------------------------------     DECEMBER 31,
                                                                         2005     2004     2003    2002          2001
                                                                       -------  -------  -------  ------  -------------------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $ 16.19  $ 13.90  $ 10.33  $14.58        $19.02
                                                                       -------  -------  -------  ------        ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss).........................................   (0.01)    0.07    (0.03)  (0.01)         0.00
 Net realized and unrealized gain (loss) of investments...............    1.11     2.28     3.60   (4.24)        (4.44)
                                                                       -------  -------  -------  ------        ------
 Total from investment operations.....................................    1.10     2.35     3.57   (4.25)        (4.44)
                                                                       -------  -------  -------  ------        ------
LESS DISTRIBUTIONS
 Distributions from net investment income.............................    0.00    (0.06)    0.00    0.00          0.00
                                                                       -------  -------  -------  ------        ------
 Total distributions..................................................    0.00    (0.06)    0.00    0.00          0.00
                                                                       -------  -------  -------  ------        ------
NET ASSET VALUE, END OF PERIOD........................................ $ 17.29  $ 16.19  $ 13.90  $10.33        $14.58
                                                                       =======  =======  =======  ======        ======
TOTAL RETURN (%)......................................................     6.7     17.0     34.6   (29.2)        (23.3)(b)
Ratio of operating expenses to average net assets before expense
 reductions (%).......................................................    0.90     0.90     0.92    0.90          0.89 (c)
Ratio of operating expenses to average net assets after expense
 reductions (%) (d)...................................................    0.83     0.85     0.91      --            --
Ratio of net investment income (loss) to average net assets (%).......   (0.04)    0.55    (0.37)  (0.34)        (0.22)(c)
Portfolio turnover rate (%)...........................................     149      217       39      78           105
Net assets, end of period (000)....................................... $38,193  $40,402  $12,991  $3,605        $   28

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-192

METROPOLITAN SERIES FUND, INC.

 HARRIS OAKMARK FOCUSED VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--92.1% OF TOTAL NET ASSETS


       SECURITY DESCRIPTION                     SHARES       VALUE*
       -----------------------------------------------------------------

       BEVERAGES--2.9%
       The Pepsi Bottling Group, Inc.......... 1,989,500 $    56,919,595
                                                         ---------------

       CAPITAL MARKETS--1.5%
       Morgan Stanley.........................   520,000      29,504,800
                                                         ---------------

       COMMERCIAL SERVICES & SUPPLIES--16.9%
       ARAMARK Corp. (Class B)................ 2,399,300      66,652,554
       Equifax, Inc. (a)...................... 1,270,600      48,308,212
       H&R Block, Inc......................... 3,291,600      80,808,780
       R.R. Donnelley & Sons Co............... 2,175,500      74,423,855
       The Dun & Bradstreet Corp. (b).........   832,800      55,764,288
                                                         ---------------
                                                             325,957,689
                                                         ---------------

       HEALTH CARE EQUIPMENT & SUPPLIES--0.6%
       Baxter International, Inc..............   290,100      10,922,265
                                                         ---------------

       HEALTH CARE PROVIDERS & SERVICES--4.3%
       Omnicare, Inc. (a)..................... 1,434,200      82,064,924
                                                         ---------------

       HOTELS, RESTAURANTS & LEISURE--4.9%
       McDonald's Corp........................   550,000      18,546,000
       Yum! Brands, Inc....................... 1,612,400      75,589,312
                                                         ---------------
                                                              94,135,312
                                                         ---------------

       INSURANCE--3.4%
       Conseco, Inc. (a) (b).................. 2,807,000      65,038,190
                                                         ---------------

       IT SERVICES--1.7%
       First Data Corp........................   769,846      33,111,076
                                                         ---------------

       LEISURE EQUIPMENT & PRODUCTS--2.2%
       Mattel, Inc. (a)....................... 2,707,000      42,824,740
                                                         ---------------

       MEDIA--11.7%
       Cablevision Systems Corp. (Class A) (b) 2,417,000      56,726,990
       Knight-Ridder, Inc. (a)................   717,400      45,411,420
       The E.W. Scripps Co. (Class A) (a)..... 1,618,500      77,720,370
       Time Warner, Inc....................... 2,629,200      45,853,248
                                                         ---------------
                                                             225,712,028
                                                         ---------------

       OFFICE ELECTRONICS--2.5%
       Xerox Corp. (a) (b).................... 3,301,000      48,359,650
                                                         ---------------

       OIL, GAS & CONSUMABLE FUELS--3.5%
       Burlington Resources, Inc..............   789,000      68,011,800
                                                         ---------------

       PERSONAL PRODUCTS--3.1%
       The Estee Lauder Cos., Inc.
        (Class A) (a)......................... 1,768,000      59,192,640
                                                         ---------------

       PHARMACEUTICALS--3.2%
       Hospira, Inc. (b)...................... 1,445,000      61,817,100
                                                         ---------------

       SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--5.3%
       Intel Corp............................. 1,479,000      36,915,840
       National Semiconductor Corp............ 2,542,000      66,041,160
                                                         ---------------
                                                             102,957,000
                                                         ---------------

     SECURITY DESCRIPTION                         SHARES        VALUE*
     ---------------------------------------------------------------------

     SPECIALTY RETAIL--5.2%
     AutoNation, Inc. (a) (b).................    2,027,000 $   44,046,710
     CDW Corp. (a)............................      970,000     55,842,900
                                                            --------------
                                                                99,889,610
                                                            --------------

     TEXTILES, APPAREL & LUXURY GOODS--7.2%
     Liz Claiborne, Inc. (a)..................    2,130,000     76,296,600
     The Timberland Co. (Class A) (a) (b).....    1,910,000     62,170,500
                                                            --------------
                                                               138,467,100
                                                            --------------

     THRIFTS & MORTGAGE FINANCE--12.0%
     Sovereign Bancorp, Inc. (a)..............    6,236,200    134,826,644
     Washington Mutual, Inc. (a)..............    2,204,400     95,891,400
                                                            --------------
                                                               230,718,044
                                                            --------------
     Total Common Stock
      (Identified Cost $1,406,113,333)........               1,775,603,563
                                                            --------------

     SHORT TERM INVESTMENTS--7.8%
                                                   FACE
     SECURITY DESCRIPTION                         AMOUNT        VALUE*
     ---------------------------------------------------------------------

     REPURCHASE AGREEMENT - 7.8%
     State Street Repurchase Agreement dated
      12/30/05 at 2.050% to be repurchased at
      $150,090,189 on 01/03/06,
      collateralized by $975,000 U.S. Treasury
      Note 3.000% due 02/15/08 with a value
      of $959,156; by $965,000 U.S. Treasury
      Note 3.250% due 01/15/09 with a value
      of $949,312; by $890,000 U.S. Treasury
      Note 2.250% due 04/30/06 with a value
      of $887,775; by $30,705,000 U.S.
      Treasury Note 3.625% due 01/15/10 with
      a value of $30,416,711; by $11,285,000
      U.S. Treasury Note 4.250% due
      08/15/15 with a value of $11,361,287;
      and by $109,345,000 U.S. Treasury Note
      3.875% due 09/15/10 with a value of
      $108,484,236............................ $150,056,000    150,056,000
                                                            --------------
     Total Short Term Investments
      (Amortized Cost $150,056,000)...........                 150,056,000
                                                            --------------
     Total Investments--99.9%
      (Identified Cost $1,556,169,333) (c)....               1,925,659,563
     Other assets less liabilities............                   2,434,908
                                                            --------------
     TOTAL NET ASSETS--100%...................              $1,928,094,471
                                                            ==============

(a) A PORTION OR ALL OF THE SECURITY WAS HELD ON LOAN. AS OF DECEMBER 31, 2005, THE MARKET VALUE OF SECURITIES LOANED WAS $136,271,829 AND THE COLLATERAL RECEIVED CONSISTED OF CASH IN THE AMOUNT OF $140,382,363.
(b)  NON-INCOME PRODUCING.
(c) THE AGGREGATE COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES AS OF DECEMBER 31, 2005 WAS $1,556,169,333 AND THE COMPOSITION OF UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENT SECURITIES WAS $383,149,373 AND $(13,659,143), RESPECTIVELY.

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-193

METROPOLITAN SERIES FUND, INC.

 HARRIS OAKMARK FOCUSED VALUE PORTFOLIO



                       STATEMENT OF ASSETS & LIABILITIES
                       ---------------------------------
DECEMBER 31, 2005

      ASSETS
        Investments at value..................              $1,925,659,563
        Cash..................................                         554
        Collateral for securities loaned......                 140,382,363
        Receivable for:
         Securities sold......................                   8,553,695
         Fund shares sold.....................                   1,993,265
         Accrued interest and dividends.......                   1,059,390
                                                            --------------
          Total Assets........................               2,077,648,830
      LIABILITIES
        Payable for:
         Fund shares redeemed................. $  1,507,726
         Securities purchased.................    6,101,134
         Return of collateral for securities
          loaned..............................  140,382,363
        Accrued expenses:
         Management fees......................    1,189,598
         Service and distribution fees........      167,211
         Deferred Directors' fees.............       29,321
         Other expenses.......................      177,006
                                               ------------
          Total Liabilities...................                 149,554,359
                                                            --------------
      NET ASSETS..............................              $1,928,094,471
                                                            ==============
        Net assets consists of:
         Capital paid in......................              $1,366,709,072
         Undistributed net investment
          income..............................                   4,204,388
         Accumulated net realized gains.......                 187,690,781
         Unrealized appreciation on
          investments.........................                 369,490,230
                                                            --------------
      NET ASSETS..............................              $1,928,094,471
                                                            ==============
      Computation of offering price:
      CLASS A
      Net asset value and redemption price per
       share ($1,024,614,945 divided by
       3,861,010 shares outstanding)..........              $       265.37
                                                            ==============
      CLASS B
      Net asset value and redemption price per
       share ($613,215,162 divided by
       2,355,483 shares outstanding)..........              $       260.34
                                                            ==============
      CLASS E
      Net asset value and redemption price per
       share ($290,264,364 divided by
       1,105,397 shares outstanding)..........              $       262.59
                                                            ==============
      Identified cost of investments..........              $1,556,169,333
                                                            ==============

                            STATEMENT OF OPERATIONS
                            -----------------------
YEAR ENDED DECEMBER 31, 2005

     INVESTMENT INCOME
       Dividends..............................              $ 17,101,068
       Interest...............................                 2,702,938(a)
                                                            ------------
                                                              19,804,006
     EXPENSES
       Management fees........................ $12,936,021
       Service and distribution fees--Class B.   1,403,044
       Service and distribution fees--Class E.     427,534
       Directors' fees and expenses...........      24,899
       Custodian..............................     196,622
       Audit and tax services.................      21,768
       Legal..................................      44,844
       Printing...............................     459,819
       Insurance..............................      33,650
       Miscellaneous..........................      14,037
                                               -----------
       Total expenses.........................  15,562,238
       Expense reductions.....................    (115,980)   15,446,259
                                               -----------  ------------
     NET INVESTMENT INCOME....................                 4,357,748
                                                            ------------
     REALIZED AND UNREALIZED GAIN (LOSS)
     Realized gain on:
       Investments--net.......................               187,580,838
     Unrealized depreciation on:
       Investments--net.......................               (25,151,648)
                                                            ------------
     Net gain.................................               162,429,190
                                                            ------------
     NET INCREASE IN NET ASSETS
      FROM OPERATIONS.........................              $166,786,938
                                                            ============

(a)INCLUDES INCOME ON SECURITIES LOANED OF $88,747.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-194

METROPOLITAN SERIES FUND, INC.

 HARRIS OAKMARK FOCUSED VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                            YEAR ENDED      YEAR ENDED
                                                           DECEMBER 31,    DECEMBER 31,
                                                               2005            2004
                                                          --------------  --------------
FROM OPERATIONS
  Net investment income.................................. $    4,357,748  $      391,069
  Net realized gain......................................    187,580,838      18,185,250
  Unrealized appreciation (depreciation).................    (25,151,648)    125,457,565
                                                          --------------  --------------
  INCREASE IN NET ASSETS FROM OPERATIONS                     166,786,938     144,033,884
                                                          --------------  --------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A..............................................       (395,501)       (268,573)
                                                          --------------  --------------
                                                                (395,501)       (268,573)
                                                          --------------  --------------
   Net realized gain
    Class A..............................................     (9,502,828)     (6,725,644)
    Class B..............................................     (5,693,453)     (7,188,107)
    Class E..............................................     (2,990,330)     (2,644,323)
                                                          --------------  --------------
                                                             (18,186,611)    (16,558,074)
                                                          --------------  --------------
  TOTAL DISTRIBUTIONS....................................    (18,582,112)    (16,826,647)
                                                          --------------  --------------
  INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.    110,136,840     182,392,649
                                                          --------------  --------------
  TOTAL INCREASE IN NET ASSETS...........................    258,341,666     309,599,886

NET ASSETS
  Beginning of the period................................  1,669,752,805   1,360,152,919
                                                          --------------  --------------
  End of the period...................................... $1,928,094,471  $1,669,752,805
                                                          ==============  ==============
UNDISTRIBUTED NET INVESTMENT INCOME
  End of the period...................................... $    4,204,388  $      358,121
                                                          ==============  ==============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                           YEAR ENDED                 YEAR ENDED
                                                        DECEMBER 31, 2005         DECEMBER 31, 2004
                                                    ------------------------  -------------------------
                                                      SHARES         $          SHARES          $
                                                    ---------  -------------  ----------  -------------
CLASS A
  Sales............................................ 1,256,909  $ 317,259,651   1,097,468  $ 255,178,043
  Reinvestments....................................    41,204      9,898,329      30,907      6,994,217
  Redemptions......................................  (755,228)  (192,380,713)   (548,409)  (123,886,974)
                                                    ---------  -------------  ----------  -------------
  Net increase.....................................   542,885  $ 134,777,267     579,966  $ 138,285,286
                                                    =========  =============  ==========  =============
CLASS B
  Sales............................................   657,655  $ 164,311,754   1,569,818  $ 349,336,732
  Reinvestments....................................    24,099      5,693,453      32,224      7,188,107
  Redemptions......................................  (739,172)  (180,388,097) (1,633,636)  (366,785,835)
                                                    ---------  -------------  ----------  -------------
  Net decrease.....................................   (57,418) $ (10,382,890)    (31,594) $ (10,260,996)
                                                    =========  =============  ==========  =============
CLASS E
  Sales............................................   104,365  $  26,321,380     395,813  $  88,874,634
  Reinvestments....................................    12,557      2,990,330      11,774      2,644,323
  Redemptions......................................  (173,197)   (43,569,247)   (165,759)   (37,150,598)
                                                    ---------  -------------  ----------  -------------
  Net increase (decrease)..........................   (56,275) $ (14,257,537)    241,828  $  54,368,359
                                                    =========  =============  ==========  =============
  Increase derived from capital share transactions.   429,192  $ 110,136,840     790,200  $ 182,392,649
                                                    =========  =============  ==========  =============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-195

METROPOLITAN SERIES FUND, INC.

 HARRIS OAKMARK FOCUSED VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                                             CLASS A
                                                                       --------------------------------------------------
                                                                                     YEAR ENDED DECEMBER 31,
                                                                       --------------------------------------------------
                                                                          2005       2004      2003      2002      2001
                                                                       ----------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $   243.86  $ 224.26  $ 169.33  $ 186.12  $ 146.67
                                                                       ----------  --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income................................................       0.78      0.23      0.24      0.27      0.42
 Net realized and unrealized gain (loss) of investments...............      23.48     21.85     54.97    (16.70)    40.09
                                                                       ----------  --------  --------  --------  --------
 Total from investment operations.....................................      24.26     22.08     55.21    (16.43)    40.51
                                                                       ----------  --------  --------  --------  --------
LESS DISTRIBUTIONS
 Distributions from net investment income.............................      (0.11)    (0.10)    (0.28)    (0.36)    (1.06)
 Distributions from net realized capital gains........................      (2.64)    (2.38)     0.00      0.00      0.00
                                                                       ----------  --------  --------  --------  --------
 Total distributions..................................................      (2.75)    (2.48)    (0.28)    (0.36)    (1.06)
                                                                       ----------  --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD........................................ $   265.37  $ 243.86  $ 224.26  $ 169.33  $ 186.12
                                                                       ==========  ========  ========  ========  ========
TOTAL RETURN (%)......................................................       10.0       9.9      32.7      (8.8)     27.8
Ratio of operating expenses to average net assets before expense
 reductions (%).......................................................       0.77      0.78      0.80      0.82      0.87
Ratio of operating expenses to average net assets after expense
 reductions (%) (d)...................................................       0.77      0.78      0.78      0.82      0.84
Ratio of net investment income to average net assets (%)..............       0.35      0.15      0.14      0.22      0.43
Portfolio turnover rate (%)...........................................         25        16        16        11        28
Net assets, end of period (000)....................................... $1,024,615  $809,906  $614,742  $438,359  $370,959

                                                                                             CLASS B
                                                                       -------------------------------------------------
                                                                                                               FEBRUARY 20,
                                                                                                                2001/(A)/
                                                                               YEAR ENDED DECEMBER 31,           THROUGH
                                                                       --------------------------------------  DECEMBER 31,
                                                                         2005      2004      2003      2002        2001
                                                                       --------  --------  --------  --------  ------------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $ 239.96  $ 221.17  $ 167.26  $ 184.25    $159.20
                                                                       --------  --------  --------  --------    -------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss).........................................     0.22     (0.24)     0.01      0.16       0.01
 Net realized and unrealized gain (loss) of investments...............    22.80     21.41     54.02    (16.83)     25.04
                                                                       --------  --------  --------  --------    -------
 Total from investment operations.....................................    23.02     21.17     54.03    (16.67)     25.05
                                                                       --------  --------  --------  --------    -------
LESS DISTRIBUTIONS
 Distributions from net investment income.............................     0.00      0.00     (0.12)    (0.32)      0.00
 Distributions from net realized capital gains........................    (2.64)    (2.38)     0.00      0.00       0.00
                                                                       --------  --------  --------  --------    -------
 Total distributions..................................................    (2.64)    (2.38)    (0.12)    (0.32)      0.00
                                                                       --------  --------  --------  --------    -------
NET ASSET VALUE, END OF PERIOD........................................ $ 260.34  $ 239.96  $ 221.17  $ 167.26    $184.25
                                                                       ========  ========  ========  ========    =======
TOTAL RETURN (%)......................................................      9.7       9.7      32.3      (9.1)      15.7(b)
Ratio of operating expenses to average net assets before expense
 reductions (%).......................................................     1.02      1.03      1.05      1.07       1.12(c)
Ratio of operating expenses to average net assets after expense
 reductions (%) (d)...................................................     1.02      1.03      1.03      1.07       1.09(c)
Ratio of net investment income (loss) to average net assets (%).......     0.10     (0.09)    (0.13)    (0.06)      0.02(c)
Portfolio turnover rate (%)...........................................       25        16        16        11         28
Net assets, end of period (000)....................................... $613,215  $578,991  $540,656  $140,273    $24,082

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-196

METROPOLITAN SERIES FUND, INC.

 HARRIS OAKMARK FOCUSED VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                                                          CLASS E
                                                                                   ---------------------------------------


                                                                                           YEAR ENDED DECEMBER 31,
                                                                                   --------------------------------------
                                                                                     2005      2004      2003      2002
                                                                                   --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $ 241.77  $ 222.60  $ 168.22  $ 185.17
                                                                                   --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................     0.49      0.04      0.07      0.25
  Net realized and unrealized gain (loss) of investments..........................    22.97     21.51     54.47    (16.85)
                                                                                   --------  --------  --------  --------
  Total from investment operations................................................    23.46     21.55     54.54    (16.60)
                                                                                   --------  --------  --------  --------
LESS DISTRIBUTIONS................................................................
  Distributions from net investment income........................................     0.00      0.00     (0.16)    (0.35)
  Distributions from net realized capital gains...................................    (2.64)    (2.38)     0.00      0.00
                                                                                   --------  --------  --------  --------
  Total distributions.............................................................    (2.64)    (2.38)    (0.16)    (0.35)
                                                                                   --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD.................................................... $ 262.59  $ 241.77  $ 222.60  $ 168.22
                                                                                   ========  ========  ========  ========
TOTAL RETURN (%)..................................................................      9.8       9.8      32.5      (9.0)
Ratio of operating expenses to average net assets before expense reductions (%)...     0.92      0.93      0.95      0.97
Ratio of operating expenses to average net assets after expense reductions (%) (d)     0.92      0.93      0.93      0.97
Ratio of net investment income (loss) to average net assets (%)...................     0.19      0.00     (0.03)     0.05
Portfolio turnover rate (%).......................................................       25        16        16        11
Net assets, end of period (000)................................................... $290,264  $280,856  $204,755  $ 74,818

                                                                                   -----------
                                                                                      MAY 1,
                                                                                    2001/(A)/
                                                                                     THROUGH
                                                                                   DECEMBER 31,
                                                                                       2001
                                                                                   ------------
NET ASSET VALUE, BEGINNING OF PERIOD..............................................   $ 164.26
                                                                                     --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................       0.02
  Net realized and unrealized gain (loss) of investments..........................      20.89
                                                                                     --------
  Total from investment operations................................................      20.91
                                                                                     --------
LESS DISTRIBUTIONS................................................................
  Distributions from net investment income........................................       0.00
  Distributions from net realized capital gains...................................       0.00
                                                                                     --------
  Total distributions.............................................................       0.00
                                                                                     --------
NET ASSET VALUE, END OF PERIOD....................................................   $ 185.17
                                                                                     ========
TOTAL RETURN (%)..................................................................       12.7(b)
Ratio of operating expenses to average net assets before expense reductions (%)...       1.02(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)       0.99(c)
Ratio of net investment income (loss) to average net assets (%)...................       0.09(c)
Portfolio turnover rate (%).......................................................         28
Net assets, end of period (000)...................................................   $ 10,416

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-197

METROPOLITAN SERIES FUND, INC.

 METLIFE MID CAP STOCK INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--96.1% OF TOTAL NET ASSETS


  SECURITY DESCRIPTION                                   SHARES     VALUE*
  ----------------------------------------------------------------------------

  AEROSPACE & DEFENSE--0.9%
  Alliant Techsystems, Inc. (a).........................  12,726 $     969,340
  Precision Castparts Corp..............................  46,141     2,390,565
  Sequa Corp. (Class A) (a) (b).........................   2,226       153,705
                                                                 -------------
                                                                     3,513,610
                                                                 -------------

  AIR FREIGHT & LOGISTICS--0.9%
  CNF, Inc..............................................  18,123     1,012,895
  Expeditors International of Washington, Inc...........  37,028     2,499,760
                                                                 -------------
                                                                     3,512,655
                                                                 -------------

  AIRLINES--0.4%
  AirTran Holdings, Inc. (a) (b)........................  30,494       488,819
  Alaska Air Group, Inc. (a) (b)........................  11,564       413,066
  JetBlue Airways Corp. (a) (b).........................  52,385       805,674
                                                                 -------------
                                                                     1,707,559
                                                                 -------------

  AUTO COMPONENTS--1.0%
  ArvinMeritor, Inc. (b)................................  24,417       351,361
  Bandag, Inc. (b)......................................   4,066       173,496
  BorgWarner, Inc.......................................  19,797     1,200,292
  Federal Signal Corp. (b)..............................  16,703       250,712
  Gentex Corp. (b)......................................  53,955     1,052,122
  Lear Corp. (b)........................................  23,324       663,801
  Modine Manufacturing Co. (b)..........................  11,966       389,972
                                                                 -------------
                                                                     4,081,756
                                                                 -------------

  AUTOMOBILES--0.1%
  Thor Industries, Inc. (b).............................  12,006       481,080
                                                                 -------------

  BEVERAGES--0.1%
  PepsiAmericas, Inc....................................  21,342       496,415
                                                                 -------------

  BIOTECHNOLOGY--2.4%
  Affymetrix, Inc.......................................  23,204     1,107,991
  Cephalon, Inc. (a) (b)................................  20,172     1,305,935
  Charles River Laboratories International, Inc. (a) (b)  25,114     1,064,080
  Gen-Probe, Inc. (a)...................................  17,649       861,095
  Invitrogen Corp. (a)..................................  18,353     1,223,044
  Martek Biosciences Corp. (a) (b)......................  11,013       271,030
  Millennium Pharmaceuticals, Inc. (a).................. 107,805     1,045,708
  Protein Design Laboratories, Inc. (a) (b).............  39,183     1,113,581
  Techne Corp. (a)......................................  13,498       757,913
  Vertex Pharmaceuticals, Inc. (a) (b)..................  34,422       952,457
                                                                 -------------
                                                                     9,702,834
                                                                 -------------

  BUILDING PRODUCTS--0.1%
  Crane Co..............................................  17,317       610,771
                                                                 -------------

  CAPITAL MARKETS--1.9%
  Eaton Vance Corp......................................  45,330     1,240,229
  Investors Financial Services Corp. (b)................  22,565       831,069
  Legg Mason, Inc.......................................  42,308     5,063,844
  Raymond James Financial, Inc..........................  19,755       744,171
                                                                 -------------
                                                                     7,879,313
                                                                 -------------

          SECURITY DESCRIPTION                    SHARES    VALUE*
          ------------------------------------------------------------

          CHEMICALS--2.6%
          Airgas, Inc............................ 23,268 $     765,517
          Albemarle Corp. (b).................... 13,275       509,096
          Cabot Corp............................. 21,540       771,132
          Chemtura Corp.......................... 83,305     1,057,974
          Cytec Industries, Inc.................. 13,773       656,008
          Ferro Corp. (b)........................ 14,550       272,958
          FMC Corp. (a).......................... 13,185       701,046
          Lyondell Chemical Co................... 71,167     1,695,198
          Minerals Technologies, Inc. (b)........  6,974       389,777
          Olin Corp. (b)......................... 24,906       490,150
          RPM International, Inc. (b)............ 40,883       710,138
          The Lubrizol Corp...................... 23,615     1,025,600
          The Scotts Miracle-Gro Co.............. 15,672       709,001
          Valspar Corp........................... 35,164       867,496
                                                         -------------
                                                            10,621,091
                                                         -------------

          COMMERCIAL BANKS--4.5%
          Associated Banc-Corp................... 47,389     1,542,512
          Bank Hawaii Corp....................... 17,820       918,443
          Cathay General Bancorp. (a) (b)........ 17,421       626,111
          City National Corp..................... 14,437     1,045,816
          Commerce Bancorp, Inc. (b)............. 60,301     2,074,957
          Cullen/Frost Bankers, Inc.............. 16,386       879,600
          FirstMerit Corp. (b)................... 28,864       747,866
          Greater Bay Bancorp (b)................ 17,525       448,991
          Independence Community Bank Corp....... 25,633     1,018,399
          Mercantile Bankshares Corp............. 28,504     1,608,766
          New York Community Bancorp, Inc. (b)... 82,240     1,358,605
          SVB Financial Group (a) (b)............ 12,323       577,209
          TCF Financial Corp..................... 39,478     1,071,433
          Texas Regional Bancshares, Inc. (b).... 14,322       405,313
          The Colonial BancGroup, Inc............ 53,546     1,275,466
          Washington Federal, Inc. (b)........... 30,194       694,160
          Webster Finanical Corp................. 18,685       876,327
          WestAmerica Bancorp.................... 11,147       591,571
          Wilmington Trust Corp.................. 23,551       916,369
                                                         -------------
                                                            18,677,914
                                                         -------------

          COMMERCIAL SERVICES & SUPPLIES--5.5%
          Adesa, Inc............................. 31,103       759,535
          Alliance Data Systems Co. (a).......... 23,802       847,351
          Banta Corp. (b)........................  8,327       414,685
          C. H. Robinson Worldwide, Inc.......... 59,352     2,197,805
          Ceridian Corp. (a)..................... 50,444     1,253,533
          Certegy, Inc........................... 21,573       875,001
          Checkfree Corp. (a).................... 31,486     1,445,207
          ChoicePoint, Inc. (a).................. 31,142     1,386,130
          CSG Systems International, Inc. (a) (b) 16,878       376,717
          Deluxe Corp............................ 17,602       530,524
          DST Systems, Inc. (a).................. 21,886     1,311,190
          Herman Miller, Inc..................... 23,977       675,912
          Kelly Services, Inc. (Class A).........  6,713       176,015
          Korn/Ferry International, Inc. (a) (b). 14,633       273,491
          Manpower, Inc.......................... 30,327     1,410,206
          Mine Safety Appliances Co. (b).........  9,158       331,611
          MoneyGram International, Inc........... 29,575       771,316

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-198

METROPOLITAN SERIES FUND, INC.

 METLIFE MID CAP STOCK INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


        SECURITY DESCRIPTION                       SHARES     VALUE*
        ----------------------------------------------------------------

        COMMERCIAL SERVICES & SUPPLIES--(CONTINUED)
        Navigant Consulting, Inc. (a) (b).........  17,536 $     385,441
        Republic Sevices, Inc.....................  42,390     1,591,745
        Rollins, Inc. (b).........................  10,200       201,042
        Sotheby's Holdings, Inc. (Class A) (a) (b)  15,568       285,828
        Stericycle, Inc. (a)......................  15,322       902,159
        The Bisys Group, Inc. (a).................  41,950       587,720
        The Brinks Co.............................  20,398       977,268
        The Corporate Executive Board Co..........  13,724     1,231,043
        The Dun & Bradstreet Corp. (a)............  23,054     1,543,696
                                                           -------------
                                                              22,742,171
                                                           -------------

        COMMUNICATIONS EQUIPMENT--1.6%
        3Com Corp. (a)............................ 134,375       483,750
        ADTRAN, Inc...............................  23,519       699,455
        Avocent Corp. (a) (b).....................  16,985       461,822
        CommScope, Inc. (a) (b)...................  19,102       384,523
        F5 Networks, Inc. (a).....................  13,689       782,874
        Harris Corp...............................  46,454     1,997,987
        McDATA Corp. (Class A) (a) (b)............  53,123       201,867
        Plantronics, Inc. (b).....................  16,454       465,648
        Polycom, Inc. (a).........................  32,663       499,744
        Powerwave Technologies, Inc. (a) (b)......  38,405       482,751
        UTStarcom, Inc. (a) (b)...................  36,498       294,174
                                                           -------------
                                                               6,754,595
                                                           -------------

        COMPUTERS & PERIPHERALS--1.4%
        Imation Corp. (b).........................  11,911       548,740
        SanDisk Corp. (a).........................  63,935     4,016,397
        Western Digital Corp. (a).................  74,902     1,393,926
                                                           -------------
                                                               5,959,063
                                                           -------------

        CONSTRUCTION & ENGINEERING--0.6%
        Dycom Industries, Inc. (a) (b)............  13,942       306,724
        Granite Construction, Inc. (b)............  11,440       410,810
        Jacobs Engineering Group, Inc. (a)........  20,203     1,371,178
        Quanta Services, Inc. (a) (b).............  40,976       539,654
                                                           -------------
                                                               2,628,366
                                                           -------------

        CONSTRUCTION MATERIALS--0.3%
        Martin Marietta Materials, Inc............  16,100     1,235,192
                                                           -------------

        CONTAINERS & PACKAGING--0.5%
        Longview Fibre Co.........................  17,736       369,086
        Packaging Corp. of America................  21,776       499,759
        Sonoco Products Co. (b)...................  34,416     1,011,831
                                                           -------------
                                                               1,880,676
                                                           -------------

        DIVERSIFIED CONSUMER SERVICES--1.2%
        Career Education Corp. (a)................  34,022     1,147,222
        Corinthian Colleges, Inc. (a) (b).........  31,740       373,897
        DeVry, Inc. (a) (b).......................  20,327       406,540
        Education Management Corp. (a)............  23,226       778,303
        ITT Educational Services, Inc. (a)........  13,188       779,543
        Laureate Education, Inc. (a)..............  17,282       907,478
        Regis Corp................................  15,716       606,166
                                                           -------------
                                                               4,999,149
                                                           -------------

         SECURITY DESCRIPTION                     SHARES    VALUE*
         -------------------------------------------------------------

         DIVERSIFIED FINANCIAL SERVICES--1.2%
         A.G. Edwards, Inc....................... 26,634 $   1,248,069
         AmeriCredit Corp. (a)................... 47,858     1,226,600
         Jefferies Group, Inc.................... 17,144       771,137
         LaBranche & Co., Inc. (a) (b)........... 21,051       212,826
         SEI Investments Co. (b)................. 22,055       816,035
         Waddell & Reed Financial, Inc. (Class A) 29,080       609,808
                                                         -------------
                                                             4,884,475
                                                         -------------

         DIVERSIFIED TELECOMMUNICATION SERVICES--0.1%
         Cincinnati Bell, Inc. (a)............... 85,484       300,049
                                                         -------------

         ELECTRIC UTILITIES--3.7%
         Alliant Energy Corp..................... 40,574     1,137,695
         Black Hills Corp. (b)................... 11,503       398,119
         DPL, Inc................................ 44,284     1,151,827
         Duquesne Light Holdings, Inc. (b)....... 27,076       441,880
         Energy East Corp........................ 51,289     1,169,389
         Great Plains Energy, Inc. (b)........... 25,938       725,226
         Hawaiian Electric Inducstries, Inc. (b). 28,112       728,101
         IDACORP, Inc. (b)....................... 14,696       430,593
         Northeast Utilities..................... 52,112     1,026,085
         NSTAR (b)............................... 37,089     1,064,454
         OGE Energy Corp......................... 31,450       842,546
         Pepco Holdings, Inc..................... 65,683     1,469,329
         PNM Resources, Inc...................... 23,878       584,772
         Puget Energy, Inc....................... 40,096       818,760
         Sierra Pacific Resources (a)............ 63,694       830,570
         Wisconsin Energy Corp................... 40,622     1,586,695
         WPS Resources Corp. (b)................. 13,889       768,201
                                                         -------------
                                                            15,174,242
                                                         -------------

         ELECTRICAL EQUIPMENT--1.0%
         AMETEK, Inc............................. 24,372     1,036,785
         Energizer Holdings, Inc. (a)............ 22,680     1,129,237
         Hubbell, Inc. (Class B)................. 21,072       950,769
         Tecumseh Products Co. (Class A) (b).....  6,417       147,014
         Thomas & Betts Corp. (a)................ 18,390       771,644
                                                         -------------
                                                             4,035,449
                                                         -------------

         ELECTRONIC EQUIPMENT & INSTRUMENTS--2.0%
         Amphenol Corp. (Class A)................ 30,863     1,365,996
         Arrow Electronics, Inc. (a)............. 41,519     1,329,854
         Avnet, Inc. (a)......................... 50,669     1,213,016
         Diebold, Inc............................ 24,074       914,812
         Ingram Micro, Inc....................... 40,255       802,282
         Kemet Corp. (a) (b)..................... 30,105       212,842
         Newport Corp. (a) (b)................... 13,869       187,786
         Plexus Corp. (a) (b).................... 15,127       343,988
         Technologies Data Corp. (a)............. 19,607       778,006
         Vishay Intertechnology, Inc. (a)........ 63,935       879,746
                                                         -------------
                                                             8,028,328
                                                         -------------

         ENERGY EQUIPMENT & SERVICES--3.8%
         Cooper Cameron Corp. (a)................ 39,388     1,630,663
         ESCO International, Inc................. 53,222     2,360,396

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-199

METROPOLITAN SERIES FUND, INC.

 METLIFE MID CAP STOCK INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


         SECURITY DESCRIPTION                     SHARES    VALUE*
         -------------------------------------------------------------

         ENERGY EQUIPMENT & SERVICES--(CONTINUED)
         FMC Technologies, Inc. (a) (b).......... 23,909 $   1,026,174
         Grant Prideco, Inc. (a)................. 44,647     1,969,826
         Hanover Compressor Co. (a) (b).......... 31,886       449,911
         Helmerich & Payne, Inc.................. 18,061     1,118,157
         Patterson-UTI Energy, Inc............... 60,006     1,977,198
         Pride International, Inc. (a)........... 55,020     1,691,865
         Smith International, Inc. (a)........... 69,586     2,582,336
         Tidewater, Inc. (b)..................... 21,005       933,882
                                                         -------------
                                                            15,740,408
                                                         -------------

         FOOD & STAPLES RETAILING--0.1%
         Ruddick Corp............................ 12,087       257,211
                                                         -------------

         FOOD PRODUCTS--1.2%
         Dean Foods Co. (a)...................... 46,740     1,760,228
         Hormel Foods Corp....................... 25,346       828,307
         Sensient Technologies Corp. (b)......... 16,342       292,522
         Smithfield Foods, Inc. (a).............. 34,334     1,050,620
         The J. M. Smucker Co.................... 20,270       891,880
         Tootsie Roll Industries, Inc. (b).......  8,735       252,704
                                                         -------------
                                                             5,076,261
                                                         -------------

         GAS UTILITIES--1.6%
         AGL Resources, Inc...................... 26,965       938,652
         MDU Resources Group, Inc................ 41,623     1,362,737
         National Fuel Gas Co. (b)............... 29,329       914,771
         ONEOK, Inc.............................. 33,882       902,278
         Southwestern Energy Co. (a)............. 58,011     2,084,915
         WGL Holdings, Inc. (b).................. 16,910       508,315
                                                         -------------
                                                             6,711,668
                                                         -------------

         HEALTH CARE EQUIPMENT & SUPPLIES--3.1%
         Advanced Medical Optics, Inc. (a)....... 23,168       968,422
         Beckman Coulter, Inc.................... 21,581     1,227,959
         Cytyc Corp. (a)......................... 39,569     1,117,033
         Dentsply International, Inc............. 27,305     1,466,006
         Edwards Lifesciences Corp. (a).......... 20,743       863,116
         Hillenbrand Industries, Inc............. 21,220     1,048,480
         INAMED Corp. (a) (b).................... 12,624     1,106,872
         Intuitive Surgical, Inc. (a)............ 12,318     1,444,532
         STERIS Corp............................. 23,739       593,950
         Varian Medical Systems, Inc. (a)........ 45,677     2,299,380
         Varian, Inc. (a) (b).................... 10,809       430,090
                                                         -------------
                                                            12,565,840
                                                         -------------

         HEALTH CARE PROVIDERS & SERVICES--3.5%
         Apria Healthcare Group, Inc. (a) (b).... 17,211       414,957
         Community Health Systems, Inc. (a)...... 30,741     1,178,610
         Covance, Inc. (a)....................... 21,727     1,054,846
         Health Net, Inc. (a).................... 39,763     2,049,783
         Henry Schein, Inc. (a).................. 30,269     1,320,939
         LifePoint Hospitals, Inc. (a) (b)....... 19,826       743,475
         Lincare Holdings, Inc. (a).............. 33,766     1,415,133
         Omnicare, Inc........................... 41,465     2,372,627
         Renal Care Group, Inc. (a).............. 23,728     1,122,572

       SECURITY DESCRIPTION                          SHARES    VALUE*
       ------------------------------------------------------------------

       HEALTH CARE PROVIDERS & SERVICES--(CONTINUED)
       Triad Hospitals, Inc. (a).................... 29,912 $   1,173,448
       UnitedHealth Group, Inc......................      1            43
       Universal Health Services, Inc. (Class B).... 18,951       885,770
       VCA Antech, Inc. (a)......................... 28,693       809,142
                                                            -------------
                                                               14,541,345
                                                            -------------

       HOTELS, RESTAURANTS & LEISURE--1.9%
       Applebee's International, Inc. (b)........... 26,488       598,364
       Bob Evans Farms, Inc. (b).................... 12,435       286,751
       Boyd Gaming Corp............................. 15,177       723,336
       Brinker International, Inc. (a).............. 29,865     1,154,581
       CBRL Group, Inc.............................. 16,236       570,696
       GTECH Holdings Corp.......................... 43,437     1,378,690
       International Speedway Corp. (Class A)....... 12,221       585,386
       Outback Steakhouse, Inc...................... 22,815       949,332
       Ruby Tuesday, Inc. (b)....................... 21,739       562,823
       The Cheesecake Factory, Inc. (a)............. 27,270     1,019,625
                                                            -------------
                                                                7,829,584
                                                            -------------

       HOUSEHOLD DURABLES--2.7%
       Amereican Greetings Corp. (Class A).......... 22,820       501,356
       Beazer Homes USA, Inc. (b)................... 14,304     1,041,903
       Blyth, Inc. (b)..............................  9,252       193,829
       Furniture Brands International, Inc. (b)..... 17,660       394,348
       Harman International Industries, Inc......... 22,872     2,238,025
       HNI Corp..................................... 19,023     1,044,933
       Hovnanian Enterprises, Inc. (Class A) (a) (b) 12,434       617,224
       Lancaster Colony Corp. (b)...................  8,842       327,596
       Mohawk Industries, Inc. (a).................. 18,351     1,596,170
       Ryland Group, Inc. (b)....................... 16,234     1,170,959
       Toll Brothers, Inc. (a)...................... 41,089     1,423,323
       Tupperware Corp.............................. 18,548       415,475
                                                            -------------
                                                               10,965,141
                                                            -------------

       HOUSEHOLD PRODUCTS--0.2%
       Church & Dwight, Inc......................... 22,337       737,791
                                                            -------------

       INDUSTRIAL CONGLOMERATES--0.4%
       Carisle Cos., Inc............................ 10,591       732,367
       Teleflex, Inc. (b)........................... 14,063       913,814
                                                            -------------
                                                                1,646,181
                                                            -------------

       INSURANCE--5.7%
       American Financial Group, Inc................ 16,158       619,013
       AmerUs Group Co. (b)......................... 13,422       760,625
       Arthur J. Gallagher & Co. (b)................ 33,058     1,020,831
       Brown & Brown, Inc. (b)...................... 38,616     1,179,333
       Everest Re Group, Ltd........................ 21,483     2,155,819
       Fidelity National Financial, Inc............. 60,258     2,216,892
       First American Corp.......................... 33,236     1,505,591
       Hanover Insurance Group, Inc................. 18,646       778,843
       HCC Insurance Holdings, Inc.................. 36,739     1,090,414
       Horace Mann Educators Corp................... 14,919       282,864
       Leucadia National Corp. (b).................. 28,525     1,353,796
       Mercury General Corp. (b).................... 12,324       717,503

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-200

METROPOLITAN SERIES FUND, INC.

 METLIFE MID CAP STOCK INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


    SECURITY DESCRIPTION                                SHARES    VALUE*
    ------------------------------------------------------------------------

    INSURANCE--(CONTINUED)
    Ohio Casualty Corp. (a)............................ 22,090 $     625,589
    Old Republic International Corp.................... 63,625     1,670,792
    Protective Life Corp............................... 24,201     1,059,278
    Radian Group, Inc.................................. 28,832     1,689,267
    StanCorp Financial Group, Inc...................... 18,952       946,652
    The PMI Group, Inc................................. 31,097     1,277,154
    Unitrin, Inc....................................... 15,785       711,114
    W.R. Berkley Corp.................................. 38,942     1,854,418
                                                               -------------
                                                                  23,515,788
                                                               -------------

    INTERNET SOFTWARE & SERVICES--0.4%
    McAfee, Inc. (a)................................... 58,257     1,580,512
                                                               -------------

    IT SERVICES--1.0%
    Acxiom Corp. (b)................................... 26,302       604,946
    Anteon International Corp. (a) (b)................. 11,363       617,579
    Cognizant Technology Solutions Corp. (Class A) (a). 47,987     2,416,146
    SRA International, Inc. (a) (b).................... 12,910       394,271
                                                               -------------
                                                                   4,032,942
                                                               -------------

    LEISURE EQUIPMENT & PRODUCTS--0.1%
    Callaway Golf Co................................... 22,830       315,967
                                                               -------------

    MACHINERY--2.6%
    AGCO Corp. (a) (b)................................. 31,429       520,779
    Donaldson Co., Inc. (b)............................ 23,696       753,533
    Flowserve Corp. (a)................................ 19,194       759,315
    Graco, Inc......................................... 23,802       868,297
    Harsco Corp........................................ 14,495       978,557
    Joy Global, Inc.................................... 42,196     1,687,840
    Kennametal, Inc.................................... 13,386       683,221
    Nordson Corp. (b).................................. 11,340       459,383
    Pentair, Inc....................................... 35,136     1,212,895
    SPX Corp........................................... 22,853     1,045,982
    The Timkin Co...................................... 28,893       925,154
    Trinity Industries, Inc. (b)....................... 15,142       667,308
                                                               -------------
                                                                  10,562,264
                                                               -------------

    MARINE--0.3%
    Alexander & Baldwin, Inc........................... 15,241       826,672
    Overseas Shipholding Group, Inc.................... 10,274       517,707
                                                               -------------
                                                                   1,344,379
                                                               -------------

    MEDIA--1.6%
    Belo Corp. (Class A)............................... 32,871       703,768
    Catalina Marketing Corp. (b)....................... 13,672       346,585
    Emmis Communications Corp. (Class A) (a) (b)....... 12,802       254,888
    Entercom Communications Corp. (a).................. 13,239       392,801
    Harte-Hanks, Inc................................... 19,716       520,305
    Lee Enterprises, Inc. (b).......................... 15,791       582,846
    Media General, Inc. (Class A) (b)..................  8,349       423,294
    Scholastic Corp. (a)............................... 12,383       353,040
    The Reader's Digest Association, Inc. (Class A) (b) 34,214       520,737
    The Washington Post Co. (Class B)..................  2,034     1,556,010
    Valassis Communications, Inc. (a).................. 16,524       480,353
    Westwood One, Inc. (a)............................. 22,777       371,265
                                                               -------------
                                                                   6,505,892
                                                               -------------

     SECURITY DESCRIPTION                            SHARES     VALUE*
     ---------------------------------------------------------------------

     METALS & MINING--0.7%
     Arch Coal, Inc.................................  22,464 $   1,785,888
     Steel Dynamics, Inc. (b).......................  13,321       473,029
     Worthington Industries, Inc....................  24,803       476,465
                                                             -------------
                                                                 2,735,382
                                                             -------------

     MULTI-UTILITIES--1.4%
     Aquila, Inc. (a)............................... 129,665       466,794
     Questar Corp...................................  29,614     2,241,780
     SCANA Corp.....................................  39,755     1,565,552
     Venctren Corp..................................  26,424       717,676
     Westar Energry, Inc............................  30,121       647,601
                                                             -------------
                                                                 5,639,403
                                                             -------------

     MULTILINE RETAIL--0.6%
     99 Cents Only Stores (a) (b)...................  16,665       174,316
     BJ's Wholesale Club, Inc. (a)..................  23,488       694,305
     Dollar Tree Stores, Inc. (a)...................  36,942       884,392
     Saks, Inc......................................  48,262       813,697
                                                             -------------
                                                                 2,566,710
                                                             -------------

     MUTUAL FUNDS--3.8%
     MidCap SPDR Trust, Series 1.................... 114,600    15,435,474
                                                             -------------

     OFFICE ELECTRONICS--0.3%
     Zebra Technologies Corp. (Class A) (a).........  24,430     1,046,826
                                                             -------------

     OIL, GAS & CONSUMABLE FUELS--4.4%
     Denbury Resources, Inc. (a)....................  39,779       906,166
     Equitable Resources, Inc.......................  41,974     1,540,026
     Forest Oil Corp. (a) (b).......................  18,977       864,782
     Newfield Expolration Co. (a)...................  44,183     2,212,243
     Noble Energy, Inc..............................  60,750     2,448,225
     Peabody Energy Corp............................  45,661     3,763,379
     Pioneer Natural Resources Co...................  44,633     2,288,334
     Plains Exploration & Prodcution Co. (a)........  27,225     1,081,649
     Pogo Producing Co..............................  20,803     1,036,197
     Quicksilver Resources, Inc. (a) (b)............  23,209       975,010
     Western Gas Resources, Inc. (b)................  19,952       939,540
                                                             -------------
                                                                18,055,551
                                                             -------------

     PAPER & FOREST PRODUCTS--0.2%
     Bowater, Inc...................................  19,419       596,552
     Glatfelter (b).................................  15,303       217,150
                                                             -------------
                                                                   813,702
                                                             -------------

     PHARMACEUTICALS--1.9%
     Barr Pharmaceuticals, Inc. (a).................  37,363     2,327,341
     IVAX Corp. (a) (b).............................  76,041     2,382,365
     Par Pharmaceutical Companies, Inc. (a) (b).....  11,891       372,664
     Perrigo Co. (b)................................  28,869       430,437
     Sepracor, Inc. (a) (b).........................  36,837     1,900,789
     Valeant Pharmaceuticals International, Inc. (b)  32,167       581,579
                                                             -------------
                                                                 7,995,175
                                                             -------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-201

METROPOLITAN SERIES FUND, INC.

 METLIFE MID CAP STOCK INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


     SECURITY DESCRIPTION                            SHARES     VALUE*
     ---------------------------------------------------------------------

     REAL ESTATE--3.5%
     AMB Property Corp. (REIT)......................  29,675 $   1,459,120
     Developers Diversified Realty Corp. (REIT).....  37,802     1,777,450
     Highwoods Properties, Inc. (REIT)..............  18,762       533,779
     Hospitality Properties Trust (REIT)............  24,975     1,001,497
     Liberty Property Trust (REIT) (b)..............  30,642     1,313,010
     Mack-Cali Realty Corp. (REIT)..................  21,492       928,454
     New Plan Excel Realty Trust (REIT) (b).........  36,193       838,954
     Potlatch Corp. (REIT) (b)......................  10,138       516,835
     Rayonier, Inc. (REIT)..........................  26,339     1,049,609
     Regency Centers Corp. (REIT)...................  23,569     1,389,392
     The Macerich Co................................  20,815     1,397,519
     United Dominion Reallty Trust, Inc. (REIT) (b).  47,638     1,116,635
     Weingarten Realty Investors (REIT).............  27,911     1,055,315
                                                             -------------
                                                                14,377,569
                                                             -------------

     ROAD & RAIL--0.8%
     GATX Corp. (b).................................  17,572       633,998
     J.B. Hunt Transport Services, Inc..............  42,965       972,728
     Swift Transportation Co., Inc. (a) (b).........  18,205       369,561
     Werner Enterprises, Inc. (b)...................  17,919       353,004
     YRC Worldwide, Inc. (b)........................  20,170       899,784
                                                             -------------
                                                                 3,229,075
                                                             -------------

     SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--3.4%
     Atmel Corp. (a) (b)............................ 147,668       456,294
     Cabot Microelectronics Corp. (a) (b)...........   8,435       247,398
     Credence Systems Corp. (a) (b).................  34,525       240,294
     Cree, Inc. (a) (b).............................  26,351       665,099
     Cypress Semiconductor Corp. (a) (b)............  47,004       669,807
     Fairchild Semiconductor International, Inc. (a)  41,710       705,316
     Integrated Device Technology, Inc. (a) (b).....  69,321       913,656
     International Rectifier Corp. (a)..............  24,583       784,198
     Intersil Corp. (Class A).......................  53,646     1,334,712
     Lam Research Corp. (a).........................  47,224     1,684,952
     Lattice Semiconductor Corp. (a) (b)............  39,453       170,437
     MEMC Electronic Materials, Inc. (a)............  57,352     1,271,494
     Micrel, Inc. (a) (b)...........................  22,662       262,879
     Microchip Technology, Inc......................  72,986     2,346,500
     MPS Group, Inc. (a) (b)........................  35,125       480,159
     RF Micro Devices, Inc. (a) (b).................  65,648       355,156
     Semtech Corp. (a)..............................  25,295       461,887
     Silicon Laboratories, Inc. (a) (b).............  15,563       570,540
     TriQuint Semiconductor, Inc. (a) (b)...........  48,616       216,341
                                                             -------------
                                                                13,837,119
                                                             -------------

     SOFTWARE--2.3%
     Activision, Inc. (a)...........................  95,040     1,305,850
     Advent Software, Inc. (a) (b)..................   5,586       161,491
     Cadence Design Systems, Inc. (a)...............  98,518     1,666,924
     Fair Isaac Corp................................  22,704     1,002,836
     Gartner, Inc. (Class A) (a) (b)................  20,105       259,354
     Jack Henry & Associates, Inc...................  25,983       495,756
     Macrovision Corp. (a)..........................  17,678       295,753
     Mentor Graphics Corp. (a) (b)..................  27,494       284,288
     National Instruments Corp. (b).................  19,238       616,578

    SECURITY DESCRIPTION                               SHARES    VALUE*
    -----------------------------------------------------------------------

    SOFTWARE--(CONTINUED)
    RSA Security, Inc. (a) (b)........................ 24,643 $     276,741
    Sybase, Inc. (a) (b).............................. 31,636       691,563
    Synopsys, Inc. (a)................................ 50,114     1,005,287
    The Reynolds & Reynolds Co. (Class A)............. 17,759       498,495
    Transaction Systems Architects, Inc. (Class A) (a) 12,908       371,621
    Wind River Systems, Inc. (a)...................... 25,958       383,400
                                                              -------------
                                                                  9,315,937
                                                              -------------

    SPECIALTY RETAIL--6.5%
    Abercrombie & Fitch Co. (Class A)................. 30,431     1,983,493
    Advance Auto Parts, Inc. (a)...................... 37,564     1,632,531
    Aeropostale, Inc. (a)............................. 18,875       496,412
    American Eagle Outfitters, Inc. (b)............... 45,681     1,049,749
    AnnTaylor Stores Corp. (a)........................ 25,244       871,423
    Barnes & Noble, Inc. (a).......................... 18,276       779,837
    Borders Group, Inc. (b)........................... 23,186       502,441
    Carmax, Inc. (a) (b).............................. 36,351     1,006,196
    CDW Corp.......................................... 21,801     1,255,083
    Chico's FAS, Inc. (a)............................. 62,845     2,760,781
    Claire's Stores, Inc.............................. 34,506     1,008,265
    Copart, Inc. (a).................................. 24,194       557,914
    Foot Locker, Inc.................................. 54,191     1,278,366
    GameStop Corp. (Class A) (a) (b).................. 19,841       631,341
    Michaels Stores, Inc.............................. 46,420     1,641,875
    O'Reilly Automotive, Inc. (a)..................... 38,920     1,245,829
    Pacific Sunwear of California, Inc. (a)........... 25,758       641,889
    Payless Shoesource, Inc. (a) (b).................. 23,823       597,957
    PETsMART, Inc..................................... 48,748     1,250,874
    Pier 1 Imports, Inc. (b).......................... 30,105       262,817
    Rent-A-Center, Inc. (a)........................... 24,645       464,805
    Ross Stores, Inc.................................. 50,191     1,450,520
    United Rentals, Inc. (a) (b)...................... 23,247       543,747
    Urban Outfitters, Inc. (a) (b).................... 38,318       969,829
    Williams-Sonoma, Inc. (a)......................... 40,080     1,729,452
                                                              -------------
                                                                 26,613,426
                                                              -------------

    TEXTILES, APPAREL & LUXURY GOODS--0.4%
    Polo Ralph Lauren Corp............................ 21,112     1,185,228
    The Timberland Co. (Class A) (a).................. 19,052       620,142
                                                              -------------
                                                                  1,805,370
                                                              -------------

    THRIFTS & MORTGAGE FINANCE--0.4%
    Astoria Financial Corp............................ 30,673       901,786
    IndyMac Bancorp, Inc. (b)......................... 22,291       869,795
                                                              -------------
                                                                  1,771,581
                                                              -------------

    TOBACCO--0.1%
    Universal Corp....................................  8,930       387,205
                                                              -------------

    TRADING COMPANIES & DISTRIBUTORS--0.6%
    Fastenal Co. (b).................................. 43,012     1,685,640
    MSC Industrial Direct Co. (Class A)............... 18,732       753,401
                                                              -------------
                                                                  2,439,041
                                                              -------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-202

METROPOLITAN SERIES FUND, INC.

 METLIFE MID CAP STOCK INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)



              SECURITY DESCRIPTION              SHARES     VALUE*
              -------------------------------------------------------

              WATER UTILITIES--0.3%
              Aqua America, Inc. (b)........... 44,680  $   1,219,764
                                                        -------------

              WIRELESS TELECOMMUNICATION SERVICES--0.3%
              Telephone & Data Systems, Inc.... 35,633      1,283,857
                                                        -------------
              Total Common Stock
               (Identified Cost $319,811,899)..           394,404,094
                                                        -------------

        SHORT TERM INVESTMENTS--3.9%
                                                 FACE
        SECURITY DESCRIPTION                    AMOUNT        VALUE*
        ----------------------------------------------------------------

        DISCOUNT NOTES - 3.9%
        Federal Home Loan Bank
         3.350%, 01/03/06.................... $ 1,900,000 $   1,899,647
         4.380%, 02/15/06....................   1,000,000       994,825
        Federal National Mortgage Association
         4.310%, 03/22/06....................   3,500,000     3,466,478
         4.450%, 03/22/06....................  10,000,000     9,904,221
                                                          -------------
        Total Short Term Investments
         (Amortized Cost $16,265,171)........                16,265,171
                                                          -------------
        Total Investments--100.0%
         (Identified Cost $336,077,070) (c)..               410,669,265
        Liabilities in excess of other assets                  (135,893)
                                                          -------------
        TOTAL NET ASSETS--100%...............             $ 410,533,372
                                                          =============

(a)  NON-INCOME PRODUCING.
(b) A PORTION OR ALL OF THE SECURITY WAS HELD ON LOAN. AS OF DECEMBER 31, 2005, THE MARKET VALUE OF SECURITIES LOANED WAS $69,797,249 AND THE COLLATERAL RECEIVED CONSISTED OF CASH IN THE AMOUNT OF $71,899,454.
(c) THE AGGREGATE COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES AS OF DECEMBER 31, 2005 WAS $339,520,920 AND THE COMPOSITION OF UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENT SECURITIES WAS $84,982,514 AND $(13,834,169), RESPECTIVELY.
(REIT)--A REAL ESTATE INVESTMENT TRUST IS A POOLED INVESTMENT VEHICLE THAT INVESTS PRIMARILY IN INCOME-PRODUCING REAL ESTATE OR REAL ESTATE RELATED LOANS OR INTEREST.

FUTURES CONTRACTS

                                                                                 NET
                                       NUMBER OF  CONTRACT   VALUATION AS OF  UNREALIZED
FUTURES CONTRACTS LONG EXPIRATION DATE CONTRACTS   AMOUNT      12/31/2005    DEPRECIATION
---------------------- --------------- --------- ----------- --------------- ------------
S&P 400 MidCap Futures    3/16/2006       42     $15,683,460   $15,607,200     $(76,260)
                                                                               ========

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-203

METROPOLITAN SERIES FUND, INC.

 METLIFE MID CAP STOCK INDEX PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2005

      ASSETS
        Investments at value.....................             $410,669,265
        Cash.....................................                    5,021
        Collateral for securities loaned.........               71,899,454
        Receivable for:
         Securities sold.........................                3,699,902
         Fund shares sold........................                  702,877
         Accrued interest and dividends..........                  306,465
                                                              ------------
          Total Assets...........................              487,282,984
      LIABILITIES
        Payable for:
         Fund shares redeemed.................... $ 1,049,778
         Securities purchased....................   3,563,987
         Futures variation margin................      52,500
         Return of collateral for securities
          loaned.................................  71,899,454
        Accrued expenses:
         Management fees.........................      84,809
         Service and distribution fees...........      32,071
         Other expenses..........................      67,013
                                                  -----------
          Total Liabilities......................               76,749,612
                                                              ------------
      NET ASSETS.................................             $410,533,372
                                                              ============
        Net assets consists of:
         Capital paid in.........................             $310,637,628
         Undistributed net investment income.....                3,555,198
         Accumulated net realized gains..........               21,824,611
         Unrealized appreciation on investments
          and futures contracts..................               74,515,935
                                                              ------------
      NET ASSETS.................................             $410,533,372
                                                              ============
      Computation of offering price:
      CLASS A
      Net asset value and redemption price per
       share ($232,460,614 divided by
       16,105,694 shares outstanding)............             $      14.43
                                                              ============
      CLASS B
      Net asset value and redemption price per
       share ($111,361,214 divided by
       7,773,999 shares outstanding).............             $      14.32
                                                              ============
      CLASS E
      Net asset value and redemption price per
       share ($66,711,544 divided by
       4,642,819 shares outstanding).............             $      14.37
                                                              ============
      Identified cost of investments.............             $336,077,070
                                                              ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2005

     INVESTMENT INCOME
       Dividends...............................              $ 4,984,582
       Interest................................                  505,770(a)
                                                             -----------
                                                               5,490,352
     EXPENSES
       Management fees......................... $   902,019
       Service and distribution fees--Class B..     216,506
       Service and distribution fees--Class E..      95,319
       Directors' fees and expenses............      22,264
       Custodian...............................     147,281
       Audit and tax services..................      20,697
       Legal...................................       9,383
       Printing................................      91,578
       Insurance...............................       6,606
       Miscellaneous...........................      30,347
                                                -----------
       Total expenses..........................   1,542,000
       Management fee waivers..................     (17,692)   1,524,308
                                                -----------  -----------
     NET INVESTMENT INCOME.....................                3,966,044
                                                             -----------
     REALIZED AND UNREALIZED GAIN
     Realized gain on:
       Investments--net........................  23,140,205
       Futures contracts--net..................   1,682,385   24,822,590
                                                -----------
     Unrealized appreciation (depreciation) on:
       Investments--net........................  15,064,120
       Futures contracts--net..................    (545,455)  14,518,665
                                                -----------  -----------
     Net gain..................................               39,341,255
                                                             -----------
     NET INCREASE IN NET ASSETS
      FROM OPERATIONS..........................              $43,307,299
                                                             ===========

(a)INCLUDES INCOME ON SECURITIES LOANED OF $131,987.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-204

METROPOLITAN SERIES FUND, INC.

 METLIFE MID CAP STOCK INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                           YEAR ENDED    YEAR ENDED
                                                          DECEMBER 31,  DECEMBER 31,
                                                              2005          2004
                                                          ------------  ------------
FROM OPERATIONS
  Net investment income.................................. $  3,966,044  $  2,288,410
  Net realized gain......................................   24,822,590    15,790,833
  Unrealized appreciation................................   14,518,665    25,780,717
                                                          ------------  ------------
  INCREASE IN NET ASSETS FROM OPERATIONS.................   43,307,299    43,859,960
                                                          ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A..............................................   (1,458,624)     (989,606)
    Class B..............................................     (389,047)     (130,991)
    Class E..............................................     (359,618)     (313,780)
                                                          ------------  ------------
                                                            (2,207,289)   (1,434,377)
                                                          ------------  ------------
   Net realized gain
    Class A..............................................  (10,681,839)     (511,297)
    Class B..............................................   (4,087,811)      (96,684)
    Class E..............................................   (3,300,297)     (180,133)
                                                          ------------  ------------
                                                           (18,069,947)     (788,114)
                                                          ------------  ------------
  TOTAL DISTRIBUTIONS....................................  (20,277,236)   (2,222,491)
                                                          ------------  ------------
  INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   63,123,964    20,791,779
                                                          ------------  ------------
  TOTAL INCREASE IN NET ASSETS...........................   86,154,027    62,429,248

NET ASSETS
  Beginning of the period................................  324,379,345   261,950,097
                                                          ------------  ------------
  End of the period...................................... $410,533,372  $324,379,345
                                                          ============  ============
UNDISTRIBUTED NET INVESTMENT INCOME
  End of the period...................................... $  3,555,198  $  2,193,353
                                                          ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                           YEAR ENDED                YEAR ENDED
                                                        DECEMBER 31, 2005         DECEMBER 31, 2004
                                                    ------------------------  ------------------------
                                                      SHARES          $         SHARES          $
                                                    ----------  ------------  ----------  ------------
CLASS A
  Sales............................................  4,348,162  $ 59,530,036   3,491,412  $ 43,113,882
  Reinvestments....................................    983,033    12,140,463     119,785     1,500,903
  Redemptions...................................... (3,643,624)  (49,774,072) (4,335,834)  (53,753,666)
                                                    ----------  ------------  ----------  ------------
  Net increase (decrease)..........................  1,687,571  $ 21,896,427    (724,637) $ (9,138,881)
                                                    ==========  ============  ==========  ============
CLASS B
  Sales............................................  3,862,084  $ 52,145,073   2,731,640  $ 33,587,197
  Reinvestments....................................    364,565     4,476,858      18,258       227,675
  Redemptions...................................... (1,169,425)  (15,858,271)   (725,630)   (8,946,441)
                                                    ----------  ------------  ----------  ------------
  Net increase.....................................  3,057,224  $ 40,763,660   2,024,268  $ 24,868,431
                                                    ==========  ============  ==========  ============
CLASS E
  Sales............................................    652,625  $  8,852,544   2,785,948  $ 34,217,907
  Reinvestments....................................    297,312     3,659,915      39,545       493,913
  Redemptions......................................   (888,419)  (12,048,582) (2,448,856)  (29,649,591)
                                                    ----------  ------------  ----------  ------------
  Net increase.....................................     61,518  $    463,877     376,637  $  5,062,229
                                                    ==========  ============  ==========  ============
  Increase derived from capital share transactions.  4,806,313  $ 63,123,964   1,676,268  $ 20,791,779
                                                    ==========  ============  ==========  ============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-205

METROPOLITAN SERIES FUND, INC.

 METLIFE MID CAP STOCK INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                   CLASS A
                         -------------------------------------------------------
                                           YEAR ENDED DECEMBER 31,
                         -------------------------------------------------------
                           2005      2004      2003      2002           2001
                         --------  --------  --------  --------  -------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD.... $  13.71  $  11.90  $   8.87  $  10.46        $ 10.64
                         --------  --------  --------  --------        -------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income..     0.15      0.11      0.08      0.05           0.06
 Net realized and
   unrealized gain
   (loss) of investments     1.40      1.79      3.00     (1.60)         (0.19)
                         --------  --------  --------  --------        -------
 Total from investment
   operations...........     1.55      1.90      3.08     (1.55)         (0.13)
                         --------  --------  --------  --------        -------
LESS DISTRIBUTIONS
 Distributions from net
   investment income....    (0.10)    (0.06)    (0.05)    (0.04)         (0.02)
 Distributions from net
   realized capital
   gains................    (0.73)    (0.03)     0.00      0.00          (0.03)
                         --------  --------  --------  --------        -------
 Total distributions....    (0.83)    (0.09)    (0.05)    (0.04)         (0.05)
                         --------  --------  --------  --------        -------
NET ASSET VALUE, END OF
 PERIOD................. $  14.43  $  13.71  $  11.90  $   8.87        $ 10.46
                         ========  ========  ========  ========        =======
TOTAL RETURN (%)........     12.3      16.0      35.0     (14.9)          (1.2)
Ratio of operating
 expenses to average
 net assets (%).........     0.34      0.35      0.40      0.43           0.45
Ratio of operating
 expenses to average
 net assets without
 giving effect to the
 contractual expense
 agreement would have
 been (%)...............     0.34      0.35      0.40      0.43           0.52
Ratio of net investment
 income to average net
 assets (%).............     1.18      0.85      0.85      0.70           0.71
Portfolio turnover rate
 (%)....................       33        42        22        46             45
Net assets, end of
 period (000)........... $232,461  $197,642  $180,211  $117,340        $97,505

                                                   CLASS B
                         -------------------------------------------------------
                                                                 JANUARY 2, 2001/(A)/
                                 YEAR ENDED DECEMBER 31,               THROUGH
                         --------------------------------------     DECEMBER 31,
                           2005      2004      2003      2002           2001
                         --------  --------  --------  --------  -------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD.... $  13.61  $  11.83  $   8.83  $  10.43        $ 10.54
                         --------  --------  --------  --------        -------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income..     0.11      0.06      0.05      0.03           0.04
 Net realized and
   unrealized gain
   (loss) of investments     1.40      1.79      2.99     (1.60)         (0.10)
                         --------  --------  --------  --------        -------
 Total from investment
   operations...........     1.51      1.85      3.04     (1.57)         (0.06)
                         --------  --------  --------  --------        -------
LESS DISTRIBUTIONS
 Distributions from net
   investment income....    (0.07)    (0.04)    (0.04)    (0.03)         (0.02)
 Distributions from net
   realized capital
   gains................    (0.73)    (0.03)     0.00      0.00          (0.03)
                         --------  --------  --------  --------        -------
 Total distributions....    (0.80)    (0.07)    (0.04)    (0.03)         (0.05)
                         --------  --------  --------  --------        -------
NET ASSET VALUE, END OF
 PERIOD................. $  14.32  $  13.61  $  11.83  $   8.83        $ 10.43
                         ========  ========  ========  ========        =======
TOTAL RETURN (%)........     12.0      15.7      34.5     (15.1)           3.1 (b)
Ratio of operating
 expenses to average
 net assets (%).........     0.59      0.60      0.65      0.68           0.70 (c)
Ratio of operating
 expenses to average
 net assets without
 giving effect to the
 contractual expense
 agreement would have
 been (%)...............     0.59      0.60      0.65      0.68           0.77 (c)
Ratio of net investment
 income to average net
 assets (%).............     0.94      0.61      0.61      0.46           0.48 (c)
Portfolio turnover rate
 (%)....................       33        42        22        46             45
Net assets, end of
 period (000)........... $111,361  $ 64,207  $ 31,858  $ 12,790        $ 5,895

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-206

METROPOLITAN SERIES FUND, INC.

 METLIFE MID CAP STOCK INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                    CLASS E
                               ----------------------------------------------
                                                                  MAY 1, 2001/(A)/
                                    YEAR ENDED DECEMBER 31,           THROUGH
                               ---------------------------------   DECEMBER 31,
                                 2005     2004     2003    2002        2001
                               -------  -------  -------  ------  ---------------
NET ASSET VALUE, BEGINNING OF
 PERIOD....................... $ 13.65  $ 11.86  $  8.85  $10.45      $10.54
                               -------  -------  -------  ------      ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income........    0.14     0.08     0.06    0.05        0.00
 Net realized and unrealized
   gain (loss) of investments.    1.39     1.79     3.00   (1.61)      (0.09)
                               -------  -------  -------  ------      ------
 Total from investment
   operations.................    1.53     1.87     3.06   (1.56)      (0.09)
                               -------  -------  -------  ------      ------
LESS DISTRIBUTIONS
 Distributions from net
   investment income..........   (0.08)   (0.05)   (0.05)  (0.04)       0.00
 Distributions from net
   realized capital gains.....   (0.73)   (0.03)    0.00    0.00        0.00
                               -------  -------  -------  ------      ------
 Total distributions..........   (0.81)   (0.08)   (0.05)  (0.04)       0.00
                               -------  -------  -------  ------      ------
NET ASSET VALUE, END OF PERIOD $ 14.37  $ 13.65  $ 11.86  $ 8.85      $10.45
                               =======  =======  =======  ======      ======
TOTAL RETURN (%)..............    12.2     15.9     34.8   (15.0)       (0.9)(b)
Ratio of operating expenses
 to average net assets (%)....    0.49     0.50     0.55    0.58        0.60 (c)
Ratio of operating expenses
 to average net assets
 without giving effect to the
 contractual expense
 agreement would have been (%)    0.49     0.50     0.55    0.58        0.67 (c)
Ratio of net investment
 income to average net assets
 (%)..........................    1.03     0.71     0.71    0.62        0.00 (c)
Portfolio turnover rate (%)...      33       42       22      46          45
Net assets, end of period
 (000)........................ $66,712  $62,530  $49,881  $9,804      $  0.1

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-207

METROPOLITAN SERIES FUND, INC.

 NEUBERGER BERMAN MID CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--94.3% OF TOTAL NET ASSETS


       SECURITY DESCRIPTION                        SHARES      VALUE*
       -----------------------------------------------------------------

       AUTO COMPONENTS--2.4%
       BorgWarner, Inc..........................     90,100 $  5,462,763
       Johnson Controls, Inc....................    162,400   11,840,584
                                                            ------------
                                                              17,303,347
                                                            ------------

       AUTOMOBILES--1.8%
       Harley-Davidson, Inc.....................    251,800   12,965,182
                                                            ------------

       BEVERAGES--1.1%
       Constellation Brands, Inc. (a)...........    315,800    8,283,434
                                                            ------------

       CAPITAL MARKETS--1.4%
       The Bear Stearns Co., Inc................     91,000   10,513,230
                                                            ------------

       COMMERCIAL BANKS--2.7%
       First Horizon National Corp. (b).........    173,900    6,684,716
       Hudson City Bancorp, Inc.................  1,068,100   12,945,372
                                                            ------------
                                                              19,630,088
                                                            ------------

       COMMERCIAL SERVICES & SUPPLIES--0.9%
       Manpower, Inc............................    140,800    6,547,200
                                                            ------------

       COMMUNICATIONS EQUIPMENT--1.1%
       Avaya, Inc. (a)..........................    775,700    8,276,719
                                                            ------------

       COMPUTERS & PERIPHERALS--0.9%
       Lexmark International, Inc. (Class A) (a)    148,900    6,675,187
                                                            ------------

       CONSTRUCTION & ENGINEERING--1.0%
       Chicago Building & Iron Co., NV (b)......    278,200    7,013,422
                                                            ------------

       DIVERSIFIED CONSUMER SERVICES--1.5%
       Career Education Corp. (a)...............    317,800   10,716,216
                                                            ------------

       DIVERSIFIED FINANCIAL SERVICES--1.2%
       CIT Group, Inc...........................    171,300    8,869,914
                                                            ------------

       DIVERSIFIED TELECOMMUNICATION SERVICES--0.4%
       Amdocs, Ltd. (a).........................    120,100    3,302,750
                                                            ------------

       ELECTRIC UTILITIES--2.4%
       DPL, Inc. (b)............................    368,200    9,576,882
       Edison International.....................    190,700    8,316,427
                                                            ------------
                                                              17,893,309
                                                            ------------

       GAS UTILITIES--1.1%
       Southwestern Energy Co. (a)..............    223,400    8,028,996
                                                            ------------

       HEALTH CARE PROVIDERS & SERVICES--4.6%
       Coventry Health Care, Inc. (a)...........    188,550   10,739,808
       Omnicare, Inc............................    177,600   10,162,272
       Triad Hospitals, Inc. (a)................    170,800    6,700,484
       WellPoint, Inc. (a)......................     75,600    6,032,124
                                                            ------------
                                                              33,634,688
                                                            ------------

     SECURITY DESCRIPTION                            SHARES      VALUE*
     ---------------------------------------------------------------------

     HOUSEHOLD DURABLES--14.3%
     Beazer Homes USA, Inc. (b)...................    148,300 $ 10,802,172
     Centex Corp. (b).............................    236,900   16,935,981
     Hovnanian Enterprises, Inc. (Class A) (a) (b)    298,300   14,807,612
     KB HOME......................................    180,900   13,144,194
     Lennar Corp. (Class A) (b)...................    238,800   14,571,576
     NVR, Inc. (b)................................     15,000   10,530,000
     Pulte Homes, Inc.............................    330,000   12,988,800
     Whirlpool Corp...............................    132,100   11,064,696
                                                              ------------
                                                               104,845,031
                                                              ------------

     HOUSEHOLD PRODUCTS--1.2%
     Spectrum Brands, Inc. (a)....................    428,700    8,706,897
                                                              ------------

     INDEPENDENT POWER PRODUCERS & ENERGY TRADERS--2.3%
     NRG Energy, Inc. (a).........................     19,500      918,840
     TXU Corp.....................................    309,800   15,548,862
                                                              ------------
                                                                16,467,702
                                                              ------------

     INSURANCE--4.5%
     Ambac Financial Group, Inc...................    104,900    8,083,594
     Arch Capital Group, Ltd. (a).................     96,000    5,256,000
     Radian Group, Inc............................    140,300    8,220,177
     The PMI Group, Inc...........................    282,300   11,594,061
                                                              ------------
                                                                33,153,832
                                                              ------------

     INTERNET SOFTWARE & SERVICES--1.1%
     Check Point Software Technologies, Ltd. (a)..    415,706    8,355,691
                                                              ------------

     MACHINERY--5.9%
     Briggs & Stratton Corp. (b)..................    181,700    7,048,143
     Eaton Corp...................................     99,400    6,668,746
     Joy Global, Inc..............................    379,500   15,180,000
     Terex Corp. (a) (b)..........................    234,500   13,929,300
                                                              ------------
                                                                42,826,189
                                                              ------------

     MARINE--5.8%
     Frontline, Ltd...............................    198,000    7,508,160
     General Maritime Corp. (b)...................    205,700    7,619,128
     Overseas Shipholding Group, Inc..............    126,900    6,394,491
     Talisman Energy, Inc.........................    290,100   15,340,488
     Teekay Shipping Corp. (b)....................    141,800    5,657,820
                                                              ------------
                                                                42,520,087
                                                              ------------

     METALS & MINING--4.9%
     Alpha Natural Resources, Inc. (a) (b)........    393,700    7,562,977
     Arch Coal, Inc. (b)..........................    184,800   14,691,600
     Phelps Dodge Corp............................     95,400   13,725,198
                                                              ------------
                                                                35,979,775
                                                              ------------

     OIL, GAS & CONSUMABLE FUELS--11.0%
     Canadian Natural Resources, Ltd..............    356,500   17,689,530
     Denbury Resources, Inc. (a)..................    553,400   12,606,452
     Peabody Energy Corp..........................    158,000   13,022,360

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-208

METROPOLITAN SERIES FUND, INC.

 NEUBERGER BERMAN MID CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)

        SECURITY DESCRIPTION                        SHARES     VALUE*
        ----------------------------------------------------------------

        OIL, GAS & CONSUMABLE FUELS--(CONTINUED)
        Quicksilver Resources, Inc. (a) (b)........ 303,950 $ 12,768,939
        Sunoco, Inc................................ 104,200    8,167,196
        XTO Energy, Inc............................ 364,508   16,016,482
                                                            ------------
                                                              80,270,959
                                                            ------------

        PERSONAL PRODUCTS--1.2%
        NBTY, Inc. (a) (b)......................... 528,300    8,584,875
                                                            ------------

        PHARMACEUTICALS--1.2%
        Shire Pharmaceuticals Group, Plc. (ADR) (b) 223,100    8,654,049
                                                            ------------

        REAL ESTATE--4.0%
        Colonial Properties Trust (REIT)........... 167,500    7,031,650
        Developers Diversified Realty Corp. (REIT). 222,400   10,457,248
        iStar Financial, Inc. (REIT)............... 183,800    6,552,470
        Trizec Properties, Inc. (REIT)............. 225,200    5,161,584
                                                            ------------
                                                              29,202,952
                                                            ------------

        SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--0.9%
        International Rectifier Corp. (a).......... 202,000    6,443,800
                                                            ------------

        SOFTWARE--0.6%
        Activision, Inc. (a)....................... 299,400    4,113,756
                                                            ------------

        SPECIALTY RETAIL--6.7%
        Advance Auto Parts, Inc. (a)............... 285,150   12,392,619
        Aeropostale, Inc. (a)...................... 181,900    4,783,970
        Foot Locker, Inc........................... 234,200    5,524,778
        Hot Topic, Inc. (a) (b).................... 382,900    5,456,325
        Ross Stores, Inc........................... 333,700    9,643,930
        TJX Cos., Inc.............................. 473,600   11,001,728
                                                            ------------
                                                              48,803,350
                                                            ------------

        TEXTILES, APPAREL & LUXURY GOODS--0.7%
        Jones Apparel Group, Inc................... 159,600    4,902,912
                                                            ------------

        THRIFTS & MORTGAGE FINANCE--3.5%
        Astoria Financial Corp..................... 259,300    7,623,420
        IndyMac Bancorp, Inc. (b).................. 275,000   10,730,500
        North Fork Bancorp., Inc................... 276,440    7,563,398
                                                            ------------
                                                              25,917,318
                                                            ------------
        Total Common Stock
         (Identified Cost $614,567,599)............          689,402,857
                                                            ------------

    SHORT TERM INVESTMENTS--6.0%
                                                     FACE
    SECURITY DESCRIPTION                            AMOUNT       VALUE*
    -----------------------------------------------------------------------

    REPURCHASE AGREEMENT--6.0%
    State Street Corp. Repurchase Agreement dated
     12/30/05 at 1.350% to be repurchased at
     $43,838,575 on 01/03/06, collateralized
     by $45,895,000 U.S. Treasury Note 3.000%
     due 02/15/08 with a value of
     $45,149,206................................. $43,832,000 $ 43,832,000
                                                              ------------
    Total Short Term Investments
     (Amortized Cost $43,832,000)................               43,832,000
                                                              ------------
    Total Investments--100.3%
     (Identified Cost $658,399,599) (c)..........              733,234,857
    Liabilities in excess of other assets........               (2,194,537)
                                                              ------------
    TOTAL NET ASSETS--100%.......................             $731,040,320
                                                              ============

(a)  NON-INCOME PRODUCING.
(b) A PORTION OR ALL OF THE SECURITY WAS HELD ON LOAN. AS OF DECEMBER 31, 2005, THE MARKET VALUE OF SECURITIES LOANED WAS $105,739,417 AND THE COLLATERAL RECEIVED CONSISTED OF CASH IN THE AMOUNT OF $108,470,861.
(c) THE AGGREGATE COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES AS OF DECEMBER 31, 2005 WAS $658,753,422 AND THE COMPOSITION OF UNREALIZED APPRECIATION AND (DEPRECIATION) OF INVESTMENT SECURITIES WAS $97,783,469 AND ($23,302,034), RESPECTIVELY.
(ADR)--AN AMERICAN DEPOSITARY RECEIPT IS A CERTIFICATE ISSUED BY A CUSTODIAN BANK REPRESENTING THE RIGHT TO RECEIVE SECURITIES OF THE FOREIGN ISSUER DESCRIBED. TRADING ON EXCHANGES NOT LOCATED IN THE UNITED STATES OR CANADA SIGNIFICANTLY INFLUENCES THE VALUE OF ADRS.
(REIT)--A REAL ESTATE INVESTMENT TRUST IS A POOLED INVESTMENT VEHICLE THAT INVESTS PRIMARILY IN INCOME-PRODUCING REAL ESTATE OR REAL ESTATE RELATED LOANS OR INTEREST.

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-209

METROPOLITAN SERIES FUND, INC.

 NEUBERGER BERMAN MID CAP VALUE PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2005

     ASSETS
       Investments at value.....................              $733,234,857
       Cash.....................................                       802
       Collateral for securities loaned.........               108,470,861
       Receivable for:
        Fund shares sold........................                 1,401,125
        Accrued interest and dividends..........                   671,544
        Foreign taxes...........................                       834
                                                              ------------
         Total Assets...........................               843,780,023
     LIABILITIES
       Payable for:
        Fund shares redeemed.................... $  2,043,799
        Securities purchased....................    1,462,132
        Withholding taxes.......................       10,501
        Return of collateral for securities
         loaned.................................  108,470,861
       Accrued expenses:
        Management fees.........................      412,066
        Service and distribution fees...........       55,613
        Other expenses..........................      284,731
                                                 ------------
         Total Liabilities......................               112,739,703
                                                              ------------
     NET ASSETS.................................              $731,040,320
                                                              ============
       Net assets consists of:
        Capital paid in.........................              $581,018,100
        Undistributed net investment income.....                 3,499,793
        Accumulated net realized gains..........                71,686,590
        Unrealized appreciation on investments
         and foreign currency...................                74,835,837
                                                              ------------
     NET ASSETS.................................              $731,040,320
                                                              ============

     Computation of offering price:
     CLASS A
     Net asset value and redemption price per
      share ($428,896,872 divided by
      20,449,133 shares outstanding)............              $      20.97
                                                              ============
     CLASS B
     Net asset value and redemption price per
      share ($209,448,182 divided by
      10,080,177 shares outstanding)............              $      20.78
                                                              ============
     CLASS E
     Net asset value and redemption price per
      share ($92,695,266 divided by
      4,434,555 shares outstanding).............              $      20.90
                                                              ============
     Identified cost of investments.............              $658,399,599
                                                              ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2005

     INVESTMENT INCOME
       Dividends..............................              $ 8,296,110(a)
       Interest...............................                  344,494(b)
                                                            -----------
                                                              8,640,604
     EXPENSES
       Management fees........................ $ 4,044,482
       Service and distribution fees--Class B.     370,637
       Service and distribution fees--Class E.     122,634
       Directors' fees and expenses...........      22,264
       Custodian..............................     146,751
       Audit and tax services.................      20,588
       Legal..................................      16,673
       Printing...............................     347,393
       Insurance..............................       9,833
       Miscellaneous..........................       5,856
                                               -----------
       Total expenses.........................   5,107,111
       Expense reductions.....................    (106,351)   5,000,760
                                               -----------  -----------
     NET INVESTMENT INCOME....................                3,639,844
                                                            -----------
     REALIZED AND UNREALIZED GAIN (LOSS)
     Realized gain on:
       Investments--net.......................               72,027,591
     Unrealized depreciation on:
       Investments--net.......................  (2,076,907)
       Foreign currency transactions--net.....        (421)  (2,077,328)
                                               -----------  -----------
     Net gain.................................               69,950,263
                                                            -----------
     NET INCREASE IN NET ASSETS
      FROM OPERATIONS.........................              $73,590,107
                                                            ===========

(a)NET OF FOREIGN TAXES OF $15,219.
(b)INCLUDES INCOME ON SECURITIES LOANED OF $58,789.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-210

METROPOLITAN SERIES FUND, INC.

 NEUBERGER BERMAN MID CAP VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                           YEAR ENDED    YEAR ENDED
                                                          DECEMBER 31,  DECEMBER 31,
                                                              2005          2004
                                                          ------------  ------------
FROM OPERATIONS
  Net investment income.................................. $  3,639,844  $  1,347,350
  Net realized gain......................................   72,027,591    49,698,079
  Unrealized appreciation (depreciation).................   (2,077,328)   30,006,292
                                                          ------------  ------------
  INCREASE IN NET ASSETS FROM OPERATIONS.................   73,590,107    81,051,721
                                                          ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A..............................................   (1,093,272)     (645,888)
    Class B..............................................     (154,056)      (46,144)
    Class E..............................................     (131,834)      (95,556)
                                                          ------------  ------------
                                                            (1,379,162)     (787,588)
                                                          ------------  ------------
   Net realized gain
    Class A..............................................  (31,397,414)   (7,010,577)
    Class B..............................................  (11,326,185)   (1,045,262)
    Class E..............................................   (6,923,173)   (1,276,527)
                                                          ------------  ------------
                                                           (49,646,772)   (9,332,366)
                                                          ------------  ------------
  TOTAL DISTRIBUTIONS....................................  (51,025,934)  (10,119,954)
                                                          ------------  ------------
  INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.  214,706,022   145,214,752
                                                          ------------  ------------
  TOTAL INCREASE IN NET ASSETS...........................  237,270,195   216,146,519

NET ASSETS
  Beginning of the period................................  493,770,125   277,623,606
                                                          ------------  ------------
  End of the period...................................... $731,040,320  $493,770,125
                                                          ============  ============
UNDISTRIBUTED NET INVESTMENT INCOME
  End of the period...................................... $  3,500,793  $  1,346,462
                                                          ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                            YEAR ENDED                YEAR ENDED
                                                        DECEMBER 31, 2005          DECEMBER 31, 2004
                                                    -------------------------  ------------------------
                                                      SHARES          $          SHARES          $
                                                    ----------  -------------  ----------  ------------
CLASS A
  Sales............................................  8,737,915  $ 177,372,794   4,162,851  $ 76,472,061
  Reinvestments....................................  1,812,085     32,490,686     425,833     7,656,465
  Redemptions...................................... (5,956,353)  (121,309,235) (1,532,792)  (27,792,597)
                                                    ----------  -------------  ----------  ------------
  Net increase.....................................  4,593,647  $  88,554,245   3,055,892  $ 56,335,929
                                                    ==========  =============  ==========  ============
CLASS B
  Sales............................................  6,217,998  $ 123,832,063   3,390,016  $ 62,220,857
  Reinvestments....................................    645,320     11,480,241      61,075     1,091,406
  Redemptions...................................... (1,334,921)   (26,627,523)   (476,349)   (8,747,209)
                                                    ----------  -------------  ----------  ------------
  Net increase.....................................  5,528,397  $ 108,684,781   2,974,742  $ 54,565,054
                                                    ==========  =============  ==========  ============
CLASS E
  Sales............................................  1,463,500  $  29,390,220   2,299,766  $ 41,790,767
  Reinvestments....................................    394,355      7,055,007      76,481     1,372,083
  Redemptions......................................   (948,685)   (18,978,231)   (491,267)   (8,849,081)
                                                    ----------  -------------  ----------  ------------
  Net increase.....................................    909,170  $  17,466,996   1,884,980  $ 34,313,769
                                                    ==========  =============  ==========  ============
  Increase derived from capital share transactions. 11,031,214  $ 214,706,022   7,915,614  $145,214,752
                                                    ==========  =============  ==========  ============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-211

METROPOLITAN SERIES FUND, INC.

 NEUBERGER BERMAN MID CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                    CLASS A
                               ------------------------------------------------
                                            YEAR ENDED DECEMBER 31,
                               ------------------------------------------------
                                 2005      2004      2003      2002      2001
                               --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF
 PERIOD....................... $  20.67  $  17.35  $  12.76  $  14.16  $  14.82
                               --------  --------  --------  --------  --------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income........     0.12      0.07      0.06      0.06      0.13
 Net realized and unrealized
   gain (loss) of investments.     2.08      3.82      4.58     (1.42)    (0.50)
                               --------  --------  --------  --------  --------
 Total from investment
   operations.................     2.20      3.89      4.64     (1.36)    (0.37)
                               --------  --------  --------  --------  --------
LESS DISTRIBUTIONS
 Distributions from net
   investment income..........    (0.06)    (0.05)    (0.05)    (0.01)    (0.03)
 Distributions from net
   realized capital gains.....    (1.84)    (0.52)     0.00     (0.03)    (0.26)
                               --------  --------  --------  --------  --------
 Total distributions..........    (1.90)    (0.57)    (0.05)    (0.04)    (0.29)
                               --------  --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD $  20.97  $  20.67  $  17.35  $  12.76  $  14.16
                               ========  ========  ========  ========  ========
TOTAL RETURN (%)..............     12.3      22.9      36.5      (9.6)     (2.5)
Ratio of operating expenses
 to average net assets before
 expense reductions (%).......     0.76      0.76      0.80      0.80      0.81
Ratio of operating expenses
 to average net assets after
 expense reductions (%) (d)...     0.75      0.73      0.77      0.77      0.69
Ratio of net investment
 income to average net assets
 (%)..........................     0.67      0.43      0.41      0.43      0.90
Portfolio turnover rate (%)...       90        55        61        84       212
Net assets, end of period
 (000)........................ $428,897  $327,782  $222,050  $156,117  $160,074

                                                     CLASS B
                               ------------------------------------------------
                                                                    MAY 1, 2001/(A)/
                                     YEAR ENDED DECEMBER 31,            THROUGH
                               -----------------------------------   DECEMBER 31,
                                 2005      2004     2003     2002        2001
                               --------  -------  -------  -------  ---------------
NET ASSET VALUE, BEGINNING OF
 PERIOD....................... $  20.51  $ 17.23  $ 12.69  $ 14.12      $14.36
                               --------  -------  -------  -------      ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income........     0.07     0.03     0.03     0.01        0.04
 Net realized and unrealized
   gain (loss) of investments.     2.06     3.79     4.55    (1.40)      (0.28)
                               --------  -------  -------  -------      ------
 Total from investment
   operations.................     2.13     3.82     4.58    (1.39)      (0.24)
                               --------  -------  -------  -------      ------
LESS DISTRIBUTIONS
 Distributions from net
   investment income..........    (0.02)   (0.02)   (0.04)   (0.01)       0.00
 Distributions from net
   realized capital gains.....    (1.84)   (0.52)    0.00    (0.03)       0.00
                               --------  -------  -------  -------      ------
 Total distributions..........    (1.86)   (0.54)   (0.04)   (0.04)       0.00
                               --------  -------  -------  -------      ------
NET ASSET VALUE, END OF PERIOD $  20.78  $ 20.51  $ 17.23  $ 12.69      $14.12
                               ========  =======  =======  =======      ======
TOTAL RETURN (%)..............     11.9     22.7     36.2     (9.9)       (1.7)(b)
Ratio of operating expenses
 to average net assets before
 expense reductions (%).......     1.01     1.01     1.05     1.05       1.06 (c)
Ratio of operating expenses
 to average net assets after
 expense reductions (%) (d)...     0.99     0.98     1.02     1.02       0.97 (c)
Ratio of net investment
 income to average net assets
 (%)..........................     0.46     0.17     0.18     0.17       0.77 (c)
Portfolio turnover rate (%)...       90       55       61       84         212
Net assets, end of period
 (000)........................ $209,448  $93,366  $27,173  $11,113      $2,410

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-212

METROPOLITAN SERIES FUND, INC.

 NEUBERGER BERMAN MID CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                                                        CLASS E
                                                                                   ----------------------------------

                                                                                        YEAR ENDED DECEMBER 31,
                                                                                   ---------------------------------
                                                                                     2005     2004     2003    2002
                                                                                   -------  -------  -------  ------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $ 20.61  $ 17.31  $ 12.74  $14.15
                                                                                   -------  -------  -------  ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................    0.10     0.05     0.05    0.03
  Net realized and unrealized gain (loss) of investments..........................    2.06     3.81     4.57   (1.40)
                                                                                   -------  -------  -------  ------
  Total from investment operations................................................    2.16     3.86     4.62   (1.37)
                                                                                   -------  -------  -------  ------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................   (0.03)   (0.04)   (0.05)  (0.01)
  Distributions from net realized capital gains...................................   (1.84)   (0.52)    0.00   (0.03)
                                                                                   -------  -------  -------  ------
  Total distributions.............................................................   (1.87)   (0.56)   (0.05)  (0.04)
                                                                                   -------  -------  -------  ------
NET ASSET VALUE, END OF PERIOD.................................................... $ 20.90  $ 20.61  $ 17.31  $12.74
                                                                                   =======  =======  =======  ======
TOTAL RETURN (%)..................................................................    12.1     22.8     36.4    (9.7)
Ratio of operating expenses to average net assets before expense reductions (%)...    0.91     0.91     0.95    0.95
Ratio of operating expenses to average net assets after expense reductions (%) (d)    0.90     0.88     0.92    0.92
Ratio of net investment income to average net assets (%)..........................    0.52     0.28     0.29    0.29
Portfolio turnover rate (%).......................................................      90       55       61      84
Net assets, end of period (000)................................................... $92,695  $72,652  $28,400  $5,735

                                                                                   ------------
                                                                                   MAY 1, 2001/(A)/
                                                                                       THROUGH
                                                                                    DECEMBER 31,
                                                                                        2001
                                                                                   ---------------
NET ASSET VALUE, BEGINNING OF PERIOD..............................................     $14.37
                                                                                       ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................       0.00
  Net realized and unrealized gain (loss) of investments..........................      (0.22)
                                                                                       ------
  Total from investment operations................................................      (0.22)
                                                                                       ------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................       0.00
  Distributions from net realized capital gains...................................       0.00
                                                                                       ------
  Total distributions.............................................................       0.00
                                                                                       ------
NET ASSET VALUE, END OF PERIOD....................................................     $14.15
                                                                                       ======
TOTAL RETURN (%)..................................................................       (1.5)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...      0.96 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)      0.87 (c)
Ratio of net investment income to average net assets (%)..........................      0.67 (c)
Portfolio turnover rate (%).......................................................        212
Net assets, end of period (000)...................................................     $   32

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-213

METROPOLITAN SERIES FUND, INC.

 BLACKROCK STRATEGIC VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--97.2% OF TOTAL NET ASSETS


    SECURITY DESCRIPTION                             SHARES      VALUE*
    ------------------------------------------------------------------------

    AEROSPACE & DEFENSE--0.7%
    K&F Industries Holdings, Inc. (a)............... 428,400 $     6,580,224
                                                             ---------------

    AUTO COMPONENTS--1.6%
    LKQ Corp. (a)................................... 230,000       7,962,600
    Tenneco Automotive, Inc. (a).................... 379,400       7,440,034
                                                             ---------------
                                                                  15,402,634
                                                             ---------------

    AUTOMOBILES--0.8%
    Winnebago Industries, Inc. (a).................. 247,000       8,220,160
                                                             ---------------

    BUILDING PRODUCTS--1.5%
    Lennox International, Inc. (a).................. 524,100      14,779,620
                                                             ---------------

    CAPITAL MARKETS--1.7%
    Affiliated Managers Group, Inc. (a) (b)......... 204,400      16,403,100
                                                             ---------------

    CHEMICALS--1.0%
    Airgas, Inc..................................... 284,400       9,356,760
                                                             ---------------

    COMMERCIAL BANKS--10.4%
    Accredited Home Lenders Holding Co. (a)......... 101,796       5,047,046
    Cathay General Bancorp. (a) (b)................. 245,100       8,808,894
    City National Corp.............................. 196,400      14,227,216
    First Niagara Financial Group, Inc. (a)......... 412,800       5,973,216
    Mercantile Bankshares Corp...................... 147,600       8,330,544
    Sterling Bancshares, Inc. (a)................... 560,800       8,658,752
    Sterling Financial Corp. (Washington) (a)....... 284,900       7,116,802
    Trustmark Corp. (a)............................. 309,300       8,496,471
    Umpqua Holdings Corp. (a)....................... 422,000      12,039,660
    WestAmerica Bancorp (a)......................... 122,300       6,490,461
    Wintrust Financial Corp. (a).................... 191,400      10,507,860
    WSFS Financial Corp. (a)........................  99,300       6,082,125
                                                             ---------------
                                                                 101,779,047
                                                             ---------------

    COMMERCIAL SERVICES & SUPPLIES--6.2%
    Banta Corp. (a)................................. 373,400      18,595,320
    Heidrick & Struggles International, Inc. (a) (b) 143,300       4,592,765
    The Brinks Co................................... 666,900      31,951,179
    Watson Wyatt & Co. Holdings (a) (b)............. 191,900       5,354,010
                                                             ---------------
                                                                  60,493,274
                                                             ---------------

    COMMUNICATIONS EQUIPMENT--1.0%
    Polycom, Inc. (b)............................... 302,200       4,623,660
    Tekelec, Inc. (a)............................... 393,800       5,473,820
                                                             ---------------
                                                                  10,097,480
                                                             ---------------

    COMPUTERS & PERIPHERALS--2.3%
    Electronics for Imaging, Inc. (a)............... 273,500       7,277,835
    Imation Corp.................................... 323,400      14,899,038
                                                             ---------------
                                                                  22,176,873
                                                             ---------------

    CONSTRUCTION & ENGINEERING--3.1%
    Dycom Industries, Inc. (a) (b).................. 482,600      10,617,200
    Washington Group International, Inc. (a) (b).... 374,300      19,826,671
                                                             ---------------
                                                                  30,443,871
                                                             ---------------

        SECURITY DESCRIPTION                    SHARES      VALUE*
        ---------------------------------------------------------------

        CONTAINERS & PACKAGING--3.8%
        AptarGroup, Inc. (a)...................  74,600 $     3,894,120
        Jarden Corp. (a)....................... 674,349      20,331,622
        Owens-Illinois, Inc. (b)............... 339,500       7,143,080
        Packaging Corp. of America (a)......... 140,400       3,222,180
        Smurfit-Stone Container Corp. (b)...... 186,500       2,642,705
                                                        ---------------
                                                             37,233,707
                                                        ---------------

        DIVERSIFIED FINANCIAL SERVICES--4.8%
        CapitalSource, Inc. (a) (b)............ 333,600       7,472,640
        National Financial Partners Corp. (a).. 347,600      18,266,380
        Walter Industries, Inc. (a)............ 425,200      21,140,944
                                                        ---------------
                                                             46,879,964
                                                        ---------------

        ELECTRIC UTILITIES--3.2%
        Black Hills Corp. (a).................. 199,800       6,915,078
        CMS Energy Corp. (b)................... 407,000       5,905,570
        El Paso Electric Co. (a)............... 283,800       5,971,152
        NorthWestern Energy Corp. (a) (b)...... 207,500       6,447,025
        PNM Resources, Inc..................... 236,400       5,789,436
                                                        ---------------
                                                             31,028,261
                                                        ---------------

        ELECTRICAL EQUIPMENT--3.1%
        Regal Beloit Corp. (a)................. 348,400      12,333,360
        Thomas & Betts Corp. (b)............... 436,400      18,311,344
                                                        ---------------
                                                             30,644,704
                                                        ---------------

        ENERGY EQUIPMENT & SERVICES--0.9%
        Lone Star Technologies, Inc. (a) (b)... 164,700       8,508,402
                                                        ---------------

        FOOD PRODUCTS--1.2%
        Hain Celestial Group, Inc. (b)......... 568,000      12,018,880
                                                        ---------------

        GAS UTILITIES--1.7%
        CNX Gas Corp. (144A)................... 212,200       4,456,200
        National Fuel Gas Co. (a).............. 182,800       5,701,532
        Southern Union Co. (b)................. 254,100       6,004,383
                                                        ---------------
                                                             16,162,115
                                                        ---------------

        HEALTH CARE EQUIPMENT & SUPPLIES--3.6%
        Cooper Cos., Inc. (a).................. 150,000       7,695,000
        Dentsply International, Inc............ 220,900      11,860,121
        Sybron Dental Specialties, Inc. (a) (b) 377,100      15,012,351
                                                        ---------------
                                                             34,567,472
                                                        ---------------

        HOTELS, RESTAURANTS & LEISURE--7.6%
        Gaylord Entertainment Co. (a) (b)...... 244,100      10,640,319
        GTECH Holdings Corp.................... 620,500      19,694,670
        Kerzner International Ltd. (a)......... 175,900      12,093,125
        Landry's Restaurants, Inc. (a)......... 279,700       7,470,787
        Lone Star Steakhouse & Saloon, Inc. (a) 359,000       8,522,660
        Orient-Express Hotels, Ltd. (Class A).. 156,500       4,932,880
        Pinnacle Entertainment, Inc. (a) (b)... 417,100      10,306,541
                                                        ---------------
                                                             73,660,982
                                                        ---------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-214

METROPOLITAN SERIES FUND, INC.

 BLACKROCK STRATEGIC VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


       SECURITY DESCRIPTION                       SHARES      VALUE*
       ------------------------------------------------------------------

       HOUSEHOLD DURABLES--0.8%
       The Stanley Works......................... 154,300 $     7,412,572
                                                          ---------------

       INSURANCE--4.9%
       Aspen Insurance Holdings, Ltd............. 515,300      12,197,151
       Hanover Insurance Group, Inc.............. 238,600       9,966,322
       Max Re Capital, Ltd....................... 266,100       6,910,617
       Platinum Underwriters Holdings, Ltd. (a).. 313,400       9,737,338
       Universal American Financial Corp. (a) (b) 584,000       8,806,720
                                                          ---------------
                                                               47,618,148
                                                          ---------------

       IT SERVICES--0.7%
       CACI International, Inc. (Class A) (b).... 126,500       7,258,570
                                                          ---------------

       LEISURE EQUIPMENT & PRODUCTS--0.6%
       K2, Inc. (a) (b).......................... 378,900       3,830,679
       RC2 Corp. (a) (b).........................  66,000       2,344,320
                                                          ---------------
                                                                6,174,999
                                                          ---------------

       MARINE--0.8%
       American Commercial Lines, Inc. (a) (b)... 257,400       7,796,646
                                                          ---------------

       MEDIA--0.5%
       Regal Entertaintment Group (a)............ 278,900       5,304,678
                                                          ---------------

       METALS & MINING--1.3%
       Foundation Coal Holdings, Inc. (a)........ 126,100       4,791,800
       United States Steel Corp. (a)............. 153,800       7,393,166
                                                          ---------------
                                                               12,184,966
                                                          ---------------

       MULTI-UTILITIES--0.7%
       Questar Corp..............................  84,000       6,358,800
                                                          ---------------

       MULTILINE RETAIL--2.4%
       BJ's Wholesale Club, Inc. (b)............. 517,900      15,309,124
       Saks, Inc................................. 481,000       8,109,660
                                                          ---------------
                                                               23,418,784
                                                          ---------------

       OIL, GAS & CONSUMABLE FUELS--2.8%
       Comstock Resources, Inc. (b).............. 252,000       7,688,520
       Equitable Resources, Inc.................. 204,200       7,492,098
       Whiting Petroleum Corp. (a)............... 301,200      12,048,000
                                                          ---------------
                                                               27,228,618
                                                          ---------------

       PAPER & FOREST PRODUCTS--0.6%
       Bowater, Inc. (a)......................... 205,000       6,297,600
                                                          ---------------

       PHARMACEUTICALS--0.9%
       Par Pharmaceutical Companies, Inc. (a) (b) 277,400       8,693,716
                                                          ---------------

       REAL ESTATE--3.1%
       Highland Hospitality Corp. (REIT) (a)..... 435,300       4,810,065
       LaSalle Hotel Properties (REIT)........... 150,600       5,530,032

        SECURITY DESCRIPTION                    SHARES       VALUE*
        ----------------------------------------------------------------

        REAL ESTATE--(CONTINUED)
        Rayonier, Inc. (REIT).................   282,840 $    11,271,174
        U-Store-It Trust (REIT)...............   414,200       8,718,910
                                                         ---------------
                                                              30,330,181
                                                         ---------------

        ROAD & RAIL--1.7%
        Laidlaw International, Inc. (b).......   605,000      14,054,150
        RailAmerica, Inc. (a) (b).............   226,200       2,485,938
                                                         ---------------
                                                              16,540,088
                                                         ---------------

        SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--1.6%
        Axcelis Technologies, Inc. (a) (b)....   986,900       4,707,513
        Brooks Automation, Inc. (a) (b).......   326,900       4,096,057
        Integrated Device Technology, Inc. (b)   537,700       7,086,886
                                                         ---------------
                                                              15,890,456
                                                         ---------------

        SOFTWARE--2.8%
        Borland Software Corp. (a) (b)........ 1,115,200       7,282,256
        Hyperion Solutions Corp. (b)..........   279,150       9,999,153
        SkillSoft, Plc. (ADR) (a) (b)......... 1,217,600       6,696,800
        TIBCO Software, Inc. (b)..............   450,225       3,363,181
                                                         ---------------
                                                              27,341,390
                                                         ---------------

        SPECIALTY RETAIL--6.4%
        Linens 'N Things, Inc. (a) (b)........   585,900      15,584,940
        OfficeMax, Inc. (a)...................   309,000       7,836,240
        Stage Stores, Inc. (a)................   245,449       7,309,471
        The Children's Place Retail Stores,
         Inc. (a) (b).........................   264,900      13,091,358
        The Finish Line, Inc. (Class A) (a)...   526,600       9,173,372
        The Sports Authority, Inc. (a) (b)....   288,000       8,965,440
                                                         ---------------
                                                              61,960,821
                                                         ---------------

        TEXTILES, APPAREL & LUXURY GOODS--1.9%
        Jones Apparel Group, Inc..............   349,000      10,721,280
        Phillips-Van Heusen Corp..............   226,100       7,325,640
                                                         ---------------
                                                              18,046,920
                                                         ---------------

        THRIFTS & MORTGAGE FINANCE--2.0%
        Sovereign Bancorp, Inc................   915,100      19,784,462
                                                         ---------------

        WIRELESS TELECOMMUNICATION SERVICES--0.5%
        UbiquiTel, Inc. (b)...................   501,700       4,961,813
                                                         ---------------
        Total Common Stock
         (Identified Cost $900,123,557).......               947,041,758
                                                         ---------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-215

METROPOLITAN SERIES FUND, INC.

 BLACKROCK STRATEGIC VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

SHORT TERM INVESTMENTS--5.7%


                                                FACE
       SECURITY DESCRIPTION                    AMOUNT        VALUE*
       -----------------------------------------------------------------

       DISCOUNT NOTES--4.2%
       Federal Home Loan Bank
        3.400%, 01/03/06.................... $41,300,000 $   41,292,199
                                                         --------------

       U.S. TREASURY--1.5%
       United States Treasury Bills
        3.150%, 01/12/06....................  14,700,000     14,685,851
                                                         --------------
       Total Short Term Investments
        (Amortized Cost $55,978,050)........                 55,978,050
                                                         --------------
       Total Investments--102.9%
        (Identified Cost $956,101,607)(c)...              1,003,019,808
       Liabilities in excess of other assets                (28,551,868)
                                                         --------------
       TOTAL NET ASSETS--100%...............             $  974,467,940
                                                         ==============

(a) A PORTION OR ALL OF THE SECURITY WAS HELD ON LOAN. AS OF DECEMBER 31, 2005, THE MARKET VALUE OF SECURITIES LOANED WAS $221,375,977 AND THE COLLATERAL RECEIVED CONSISTED OF CASH IN THE AMOUNT OF $228,066,900.
(b)  NON-INCOME PRODUCING.
(c) THE AGGREGATE COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES AS OF DECEMBER 31, 2005 WAS $956,052,261 AND THE COMPOSITION OF UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENT SECURITIES WAS $74,304,583 AND $(27,337,036), RESPECTIVELY.
(144A)--SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AS OF DECEMBER 31, 2005, THE MARKET VALUE OF 144A SECURITIES WAS $4,456,200, WHICH IS 0.5% OF TOTAL NET ASSETS.
(ADR)--AN AMERICAN DEPOSITARY RECEIPT IS A CERTIFICATE ISSUED BY A CUSTODIAN BANK REPRESENTING THE RIGHT TO RECEIVE SECURITIES OF THE FOREIGN ISSUER DESCRIBED. TRADING ON EXCHANGES NOT LOCATED IN THE UNITED STATES OR CANADA SIGNIFICANTLY INFLUENCES THE VALUE OF ADRS.
(REIT)--A REAL ESTATE INVESTMENT TRUST IS A POOLED INVESTMENT VEHICLE THAT INVESTS PRIMARILY IN INCOME-PRODUCING REAL ESTATE OR REAL ESTATE RELATED LOANS OR INTEREST.

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-216

METROPOLITAN SERIES FUND, INC.

 BLACKROCK STRATEGIC VALUE PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2005

      ASSETS
        Investments at value..................              $1,003,019,808
        Cash..................................                     123,381
        Collateral for securities loaned......                 228,066,900
        Receivable for:
         Securities sold......................                   3,636,108
         Fund shares sold.....................                   1,816,557
         Accrued interest and dividends.......                   1,495,951
                                                            --------------
          Total Assets........................               1,238,158,705
      LIABILITIES
        Payable for:
         Fund shares redeemed................. $  1,017,257
         Securities purchased.................   33,679,896
         Return of collateral for securities
          loaned..............................  228,066,900
        Accrued expenses:
         Management fees......................      687,594
         Service and distribution fees........       57,185
         Other expenses.......................      181,933
                                               ------------
          Total Liabilities...................                 263,690,765
                                                            --------------
      NET ASSETS..............................              $  974,467,940
                                                            ==============
        Net assets consists of:
         Capital paid in......................              $  736,899,121
         Undistributed net investment
          income..............................                   3,019,166
         Accumulated net realized gains.......                 187,631,452
         Unrealized appreciation on
          investments.........................                  46,918,201
                                                            --------------
      NET ASSETS..............................              $  974,467,940
                                                            ==============
      Computation of offering price:
      CLASS A
      Net asset value and redemption price per
       share ($604,086,129 divided by
       32,560,284 shares outstanding).........              $        18.55
                                                            ==============
      CLASS B
      Net asset value and redemption price per
       share ($116,849,479 divided by
       6,366,393 shares outstanding)..........              $        18.35
                                                            ==============
      CLASS E
      Net asset value and redemption price per
       share ($253,532,332 divided by
       13,770,103 shares outstanding).........              $        18.41
                                                            ==============
      Identified cost of investments..........              $  956,101,607
                                                            ==============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2005

     INVESTMENT INCOME
       Dividends..............................             $  10,870,244(a)
       Interest...............................                 1,397,462(b)
                                                           -------------
                                                              12,267,706
     EXPENSES
       Management fees........................ $8,006,722
       Service and distribution fees--Class B.    223,130
       Service and distribution fees--Class E.    386,754
       Directors' fees and expenses...........     22,264
       Custodian..............................    202,862
       Audit and tax services.................     21,038
       Legal..................................     25,094
       Printing...............................    314,564
       Insurance..............................     19,306
       Miscellaneous..........................     26,806
                                               ----------
       Total expenses.........................  9,248,540
       Expense reductions.....................   (482,934)     8,765,606
                                               ----------  -------------
     NET INVESTMENT INCOME....................                 3,502,100
                                                           -------------
     REALIZED AND UNREALIZED GAIN (LOSS)
     Realized gain on:
       Investments--net.......................               188,560,892

     Unrealized depreciation on:
       Investments--net.......................              (152,734,201)
                                                           -------------
     Net gain.................................                35,826,691
                                                           -------------
     NET INCREASE IN NET ASSETS FROM
      OPERATIONS..............................             $  39,328,791
                                                           =============

(a)NET OF FOREIGN TAXES OF $4,574.
(b)INCLUDES INCOME ON SECURITIES LOANED OF $373,235.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-217

METROPOLITAN SERIES FUND, INC.

 BLACKROCK STRATEGIC VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                            YEAR ENDED    YEAR ENDED
                                                           DECEMBER 31,  DECEMBER 31,
                                                               2005          2004
                                                          -------------  ------------
FROM OPERATIONS
  Net investment income (loss)........................... $   3,502,100  $   (550,090)
  Net realized gain......................................   188,560,892    79,538,305
  Unrealized appreciation (depreciation).................  (152,734,201)   49,592,432
                                                          -------------  ------------
  INCREASE IN NET ASSETS FROM OPERATIONS.................    39,328,791   128,580,647
                                                          -------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net realized gain
    Class A..............................................   (42,516,221)            0
    Class B..............................................    (5,460,595)            0
    Class E..............................................   (17,557,622)            0
                                                          -------------  ------------
  TOTAL DISTRIBUTIONS....................................   (65,534,438)            0
                                                          -------------  ------------
  INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.     1,426,644   130,062,137
                                                          -------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS................   (24,779,003)  258,642,784

NET ASSETS
  Beginning of the period................................   999,246,943   740,604,159
                                                          -------------  ------------
  End of the period...................................... $ 974,467,940  $999,246,943
                                                          =============  ============
UNDISTRIBUTED NET INVESTMENT INCOME
  End of the period...................................... $   3,019,166  $          0
                                                          =============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                       YEAR ENDED                 YEAR ENDED
                                                                    DECEMBER 31, 2005          DECEMBER 31, 2004
                                                               --------------------------  ------------------------
                                                                  SHARES          $          SHARES          $
                                                               -----------  -------------  ----------  ------------
CLASS A
  Sales.......................................................   5,458,141  $  99,439,133   6,544,337  $112,507,468
  Reinvestments...............................................   2,538,282     42,516,221           0             0
  Redemptions................................................. (10,228,100)  (186,914,961) (5,518,652)  (95,179,548)
                                                               -----------  -------------  ----------  ------------
  Net increase (decrease).....................................  (2,231,677) $ (44,959,607)  1,025,685  $ 17,327,920
                                                               ===========  =============  ==========  ============
CLASS B
  Sales.......................................................   3,682,166  $  66,518,582   3,141,001  $ 53,821,146
  Reinvestments...............................................     328,952      5,460,595           0             0
  Redemptions.................................................    (729,889)   (13,169,328)   (123,564)   (2,144,803)
                                                               -----------  -------------  ----------  ------------
  Net increase................................................   3,281,229  $  58,809,849   3,017,437  $ 51,676,343
                                                               ===========  =============  ==========  ============
CLASS E
  Sales.......................................................   1,110,787  $  20,092,410   5,955,493  $101,427,500
  Reinvestments...............................................   1,055,146     17,557,622           0             0
  Redemptions.................................................  (2,761,705)   (50,073,630) (2,357,768)  (40,369,626)
                                                               -----------  -------------  ----------  ------------
  Net increase (decrease).....................................    (595,772) $ (12,423,598)  3,597,725  $ 61,057,874
                                                               -----------  -------------  ----------  ------------
  Increase (decrease) derived from capital share transactions.    (453,780) $   1,426,644   7,640,847  $130,062,137
                                                               ===========  =============  ==========  ============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-218

METROPOLITAN SERIES FUND, INC.

 BLACKROCK STRATEGIC VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                       CLASS A
                               ----------------------------------------------------
                                               YEAR ENDED DECEMBER 31,
                               ----------------------------------------------------
                                 2005      2004      2003      2002         2001
                               --------  --------  --------  --------  ---------------
NET ASSET VALUE, BEGINNING OF
 PERIOD....................... $  19.17  $  16.62  $  11.07  $  14.13     $  12.24
                               --------  --------  --------  --------     --------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income (loss).     0.08      0.00     (0.01)    (0.04)        0.02
 Net realized and unrealized
   gain (loss) of investments.     0.57      2.55      5.56     (2.95)        1.94
                               --------  --------  --------  --------     --------
 Total from investment
   operations.................     0.65      2.55      5.55     (2.99)        1.96
                               --------  --------  --------  --------     --------
LESS DISTRIBUTIONS
 Distributions from net
   investment income..........     0.00      0.00      0.00     (0.01)       (0.01)
 Distributions from net
   realized capital gains.....    (1.27)     0.00      0.00     (0.06)       (0.06)
                               --------  --------  --------  --------     --------
 Total distributions..........    (1.27)     0.00      0.00     (0.07)       (0.07)
                               --------  --------  --------  --------     --------
NET ASSET VALUE, END OF PERIOD $  18.55  $  19.17  $  16.62  $  11.07     $  14.13
                               ========  ========  ========  ========     ========
TOTAL RETURN (%)..............      4.2      15.3      50.1     (21.3)        16.0
Ratio of operating expenses
 to average net assets before
 expense reductions (%).......     0.89      0.89      0.93      0.95         0.98
Ratio of operating expenses
 to average net assets after
 expense reductions (%) (d)...     0.84      0.87        --        --           --
Ratio of net investment
 income (loss) to average net
 assets (%)...................     0.42     (0.03)    (0.10)    (0.28)        0.18
Portfolio turnover rate (%)...      175        33        44        27           15
Net assets, end of period
 (000)........................ $604,086  $666,800  $561,245  $319,202     $291,426

                                                       CLASS B
                               ----------------------------------------------------
                                                                       MAY 1, 2001/(A)/
                                       YEAR ENDED DECEMBER 31,             THROUGH
                               --------------------------------------   DECEMBER 31,
                                 2005      2004      2003      2002         2001
                               --------  --------  --------  --------  ---------------
NET ASSET VALUE, BEGINNING OF
 PERIOD....................... $  19.02  $  16.53  $  11.04  $  14.12     $  14.12
                               --------  --------  --------  --------     --------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income (loss).     0.03      0.00     (0.01)     0.00         0.00
 Net realized and unrealized
   gain (loss) of investments.     0.57      2.49      5.50     (3.01)        0.00
                               --------  --------  --------  --------     --------
 Total from investment
   operations.................     0.60      2.49      5.49     (3.01)        0.00
                               --------  --------  --------  --------     --------
LESS DISTRIBUTIONS
 Distributions from net
   investment income..........     0.00      0.00      0.00     (0.01)        0.00
 Distributions from net
   realized capital gains.....    (1.27)     0.00      0.00     (0.06)        0.00
                               --------  --------  --------  --------     --------
 Total distributions..........    (1.27)     0.00      0.00     (0.07)        0.00
                               --------  --------  --------  --------     --------
NET ASSET VALUE, END OF PERIOD $  18.35  $  19.02  $  16.53  $  11.04     $  14.12
                               ========  ========  ========  ========     ========
TOTAL RETURN (%)..............      3.9      15.1      49.7     (21.5)        0.00(b)
Ratio of operating expenses
 to average net assets before
 expense reductions (%).......     1.14      1.14      1.18      1.20         1.23(c)
Ratio of operating expenses
 to average net assets after
 expense reductions (%) (d)...     1.09      1.12        --        --           --
Ratio of net investment
 income (loss) to average net
 assets (%)...................     0.20     (0.09)    (0.26)    (0.53)        0.00(c)
Portfolio turnover rate (%)...      175        33        44        27           15
Net assets, end of period
 (000)........................ $116,849  $ 58,676  $  1,120  $     10     $   0.01

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-219

METROPOLITAN SERIES FUND, INC.

 BLACKROCK STRATEGIC VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                      CLASS E
                               --------------------------------------------------
                                                                      MAY 1, 2001/(A)/
                                      YEAR ENDED DECEMBER 31,             THROUGH
                               -------------------------------------   DECEMBER 31,
                                 2005      2004      2003      2002        2001
                               --------  --------  --------  -------  ---------------
NET ASSET VALUE, BEGINNING OF
 PERIOD....................... $  19.06  $  16.55  $  11.04  $ 14.12      $14.12
                               --------  --------  --------  -------      ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income (loss).     0.05     (0.02)    (0.02)   (0.01)      (0.01)
 Net realized and unrealized
   gain (loss) of investments.     0.57      2.53      5.53    (3.00)       0.01
                               --------  --------  --------  -------      ------
 Total from investment
   operations.................     0.62      2.51      5.51    (3.01)       0.00
                               --------  --------  --------  -------      ------
LESS DISTRIBUTIONS
 Distributions from net
   investment income..........     0.00      0.00      0.00    (0.01)       0.00
 Distributions from net
   realized capital gains.....    (1.27)     0.00      0.00    (0.06)       0.00
                               --------  --------  --------  -------      ------
 Total distributions..........    (1.27)     0.00      0.00    (0.07)       0.00
                               --------  --------  --------  -------      ------
NET ASSET VALUE, END OF PERIOD $  18.41  $  19.06  $  16.55  $ 11.04      $14.12
                               ========  ========  ========  =======      ======
TOTAL RETURN (%)..............      4.0      15.2      49.9    (21.5)        0.0 (b)
Ratio of operating expenses
 to average net assets before
 expense reductions (%).......     1.04      1.04      1.08     1.10        1.13 (c)
Ratio of operating expenses
 to average net assets after
 expense reductions (%) (d)...     0.99      1.02        --       --          --
Ratio of net investment
 income (loss) to average net
 assets (%)...................     0.27     (0.16)    (0.22)   (0.43)      (0.25)(c)
Portfolio turnover rate (%)...      175        33        44       27          15
Net assets, end of period
 (000)........................ $253,532  $273,771  $178,240  $56,055      $6,720

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-220

METROPOLITAN SERIES FUND, INC.

 FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--97.6% OF TOTAL NET ASSETS


      SECURITY DESCRIPTION                         SHARES      VALUE*
      -------------------------------------------------------------------

      AEROSPACE & DEFENSE--2.3%
      Argon, Inc. (a)...........................     14,500 $     449,210
      Essex Corp. (a)...........................     50,200       855,910
      K&F Industries Holdings, Inc..............     32,800       503,808
      Orbital Sciences Corp. (a)................     52,300       671,532
                                                            -------------
                                                                2,480,460
                                                            -------------

      AIR FREIGHT & LOGISTICS--1.6%
      Forward Air Corp..........................     46,000     1,685,900
                                                            -------------

      AIRLINES--0.7%
      Republic Airways Holdings, Inc. (a).......     52,300       794,960
                                                            -------------

      AUTOMOBILES--0.7%
      Winnebago Industries, Inc.................     24,000       798,720
                                                            -------------

      BIOTECHNOLOGY--2.2%
      Digene Corp. (a)..........................     25,500       743,835
      Serologicals Corp. (a)....................     38,000       750,120
      Telik, Inc. (a)...........................     52,800       897,072
                                                            -------------
                                                                2,391,027
                                                            -------------

      CHEMICALS--3.4%
      Cabot Corp................................     24,500       877,100
      FMC Corp. (a).............................     24,300     1,292,031
      Minerals Technologies, Inc................     17,600       983,664
      Westlake Chemical Corp....................     20,000       576,200
                                                            -------------
                                                                3,728,995
                                                            -------------

      COMMERCIAL BANKS--3.3%
      East West Bancorp, Inc....................     19,000       693,310
      First State Bancorp.......................     34,800       834,852
      Franklin Bank Corp. (a)...................     19,100       343,609
      Greater Bay Bancorp.......................     22,300       571,326
      Hancock Holding Co........................     12,500       472,625
      Signature Bank (a)........................     14,900       418,243
      WestAmerica Bancorp.......................      4,700       249,429
                                                            -------------
                                                                3,583,394
                                                            -------------

      COMMERCIAL SERVICES & SUPPLIES--5.7%
      Advance America Cash Advance Centers, Inc.     37,300       462,520
      CDI Corp..................................     35,100       961,740
      Global Cash Access, Inc. (a)..............     40,600       592,354
      Global Payments, Inc......................     30,800     1,435,588
      Headwaters, Inc. (a)......................     26,400       935,616
      LECG Corp. (a)............................     27,000       469,260
      Lincoln Educational Services (a)..........     31,800       453,468
      Strayer Education, Inc....................      5,000       468,500
      Waste Connections, Inc. (a)...............     10,650       366,999
                                                            -------------
                                                                6,146,045
                                                            -------------

      COMMUNICATIONS EQUIPMENT--2.9%
      Arris Group, Inc. (a).....................     75,300       713,091
      Avocent Corp. (a).........................     32,900       894,551
      ViaSat, Inc. (a)..........................     57,800     1,544,994
                                                            -------------
                                                                3,152,636
                                                            -------------

   SECURITY DESCRIPTION                               SHARES      VALUE*
   -------------------------------------------------------------------------

   DISTRIBUTORS--0.6%
   Beacon Roofing Supply, Inc......................     22,800 $     655,044
                                                               -------------

   DIVERSIFIED CONSUMER SERVICES--0.7%
   Regis Corp......................................     19,000       732,830
                                                               -------------

   DIVERSIFIED FINANCIAL SERVICES--5.2%
   Ares Capital Corp...............................     37,838       608,057
   CapitalSource, Inc. (a).........................     56,200     1,258,880
   Doral Financial Corp............................     40,400       428,240
   Financial Federal Corp..........................     22,100       982,345
   GFI Group, Inc. (a).............................     12,900       611,847
   Jackson Hewitt Tax Service, Inc.................     23,200       642,872
   National Financial Partners Corp................     21,400     1,124,570
                                                               -------------
                                                                   5,656,811
                                                               -------------

   ELECTRONIC EQUIPMENT & INSTRUMENTS--5.9%
   Coherent, Inc. (a)..............................     23,600       700,448
   Electro Scientific Industries, Inc. (a).........     26,200       632,730
   FLIR Systems, Inc. (a)..........................     50,200     1,120,966
   Greatbatch, Inc. (a)............................     50,000     1,300,500
   Mettler-Toledo International, Inc. (a)..........      8,000       441,600
   Tektronix, Inc..................................     38,400     1,083,264
   Trimble Navigation, Ltd. (a)....................     32,950     1,169,395
                                                               -------------
                                                                   6,448,903
                                                               -------------

   ENERGY EQUIPMENT & SERVICES--4.8%
   Basic Energy Services, Inc. (a).................      7,000       139,650
   Cal Dive International, Inc. (a)................     50,800     1,823,212
   FMC Technologies, Inc. (a)......................     29,400     1,261,848
   Oil States International, Inc. (a)..............     16,200       513,216
   Superior Energy Services, Inc. (a)..............     69,600     1,465,080
                                                               -------------
                                                                   5,203,006
                                                               -------------

   HEALTH CARE EQUIPMENT & SUPPLIES--4.1%
   American Medical Systems Holdings, Inc. (a).....     54,700       975,301
   Merit Medical Systems, Inc. (a).................     44,866       544,673
   Molecular Devices Corp. (a).....................     28,100       812,933
   STERIS Corp.....................................     30,700       768,114
   Symmetry Medical, Inc. (a)......................     17,500       339,325
   Varian, Inc. (a)................................     26,100     1,038,519
                                                               -------------
                                                                   4,478,865
                                                               -------------

   HEALTH CARE PROVIDERS & SERVICES--7.0%
   MAXIMUS, Inc....................................     15,300       561,357
   Parexel International Corp. (a).................     33,700       682,762
   Pharmaceutical Product Development, Inc. (a)....     15,300       947,835
   Psychiatric Solutions, Inc. (a).................     17,400     1,022,076
   RehabCare Group, Inc. (a).......................     28,500       575,700
   Sierra Health Services, Inc. (a)................     14,300     1,143,428
   Symbion, Inc. (a)...............................     20,700       476,100
   United Surgical Partners International, Inc. (a)     30,300       974,145
   VCA Antech, Inc. (a)............................     44,800     1,263,360
                                                               -------------
                                                                   7,646,763
                                                               -------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-221

METROPOLITAN SERIES FUND, INC.

 FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)

    SECURITY DESCRIPTION                             SHARES      VALUE*
    -----------------------------------------------------------------------

    HOTELS, RESTAURANTS & LEISURE--5.8%
    BJ's Restaurants, Inc. (a)....................     26,400 $     603,504
    Four Seasons Hotels, Inc......................     14,100       701,475
    Gaylord Entertainment Co. (a).................     18,700       815,133
    Orient-Express Hotels, Ltd. (Class A).........     30,500       961,360
    P.F. Chang's China Bistro, Inc. (a)...........     13,700       679,931
    Panera Bread Co. (a)..........................     11,700       768,456
    Penn National Gaming, Inc. (a)................     52,800     1,739,760
                                                              -------------
                                                                  6,269,619
                                                              -------------

    INSURANCE--0.6%
    Aspen Insurance Holdings, Ltd.................      3,700        87,579
    Max Re Capital, Ltd...........................     22,900       594,713
                                                              -------------
                                                                    682,292
                                                              -------------

    INTERNET SOFTWARE & SERVICES--4.1%
    FileNET Corp. (a).............................     41,900     1,083,115
    Marchex, Inc. (a).............................     66,300     1,491,087
    NetIQ Corp. (a)...............................     48,200       592,378
    RightNow Technologies, Inc. (a)...............     24,800       457,808
    ValueClick, Inc. (a)..........................     46,600       843,926
                                                              -------------
                                                                  4,468,314
                                                              -------------

    IT SERVICES--1.9%
    BearingPoint, Inc. (a)........................    101,200       795,432
    Sapient Corp. (a).............................    130,800       744,252
    TNS, Inc. (a).................................     29,900       573,482
                                                              -------------
                                                                  2,113,166
                                                              -------------

    MACHINERY--3.8%
    CLARCOR, Inc..................................      9,500       282,245
    Flowserve Corp. (a)...........................     41,100     1,625,916
    Oshkosh Truck Corp............................     14,000       624,260
    The Manitowoc Co., Inc........................     15,500       778,410
    Wabash National Corp..........................     40,700       775,335
                                                              -------------
                                                                  4,086,166
                                                              -------------

    MEDIA--0.2%
    Entravision Communications Corp. (Class A) (a)     29,500       210,040
                                                              -------------

    METALS & MINING--0.3%
    Alpha Natural Resources, Inc. (a).............     19,500       374,595
                                                              -------------

    MULTILINE RETAIL--0.4%
    Tuesday Morning Corp..........................     23,000       481,160
                                                              -------------

    OIL, GAS & CONSUMABLE FUELS--2.0%
    Bill Barrett Corp. (a)........................     19,800       764,478
    Bronco Drilling Co., Inc. (a).................      9,300       213,993
    Denbury Resources, Inc. (a)...................     51,000     1,161,780
                                                              -------------
                                                                  2,140,251
                                                              -------------

    PHARMACEUTICALS--3.8%
    Adams Respiratory Therapeutics, Inc. (a)......     12,800       520,448
    Angiotech Pharmaceuticals, Inc. (a)...........     60,400       794,260
    Coley Pharmaceutical Group, Inc. (a)..........     40,500       613,980

        SECURITY DESCRIPTION                       SHARES      VALUE*
        ----------------------------------------------------------------

        PHARMACEUTICALS--(CONTINUED)
        Impax Laboratories, Inc. (a)............   60,100   $   643,070
        Panacos Pharmaceuticals, Inc. (a).......   42,900       297,297
        Pharmion Corp. (a)......................    8,300       147,491
        The Medicines Co. (a)...................   29,600       516,520
        Trimeris, Inc. (a)......................   52,900       607,821
                                                            -----------
                                                              4,140,887
                                                            -----------

        REAL ESTATE--2.2%
        Innkeepers USA Trust (REIT).............   46,600       745,600
        Jones Lang LaSalle, Inc. (a)............   19,600       986,860
        MeriStar Hospitality Corp. (REIT).......   75,700       711,580
                                                            -----------
                                                              2,444,040
                                                            -----------

        ROAD & RAIL--2.2%
        Knight Transportation, Inc..............   58,575     1,214,260
        Landstar System, Inc....................   27,600     1,152,024
                                                            -----------
                                                              2,366,284
                                                            -----------

        SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--9.9%
        Actel Corp. (a).........................   40,500       515,565
        Cabot Microelectronics Corp. (a)........    8,600       252,238
        Exar Corp. (a)..........................   11,437       143,192
        FormFactor, Inc. (a)....................   36,000       879,480
        Integrated Device Technology, Inc. (a)..   28,140       370,885
        Microsemi Corp. (a).....................   48,320     1,336,531
        Microtune, Inc. (a).....................   96,100       400,737
        Power Integrations, Inc. (a)............   50,400     1,200,024
        Semtech Corp. (a).......................   71,900     1,312,894
        Silicon Laboratories, Inc. (a)..........   50,800     1,862,328
        Sirf Technology Holdings, Inc...........   20,800       619,840
        Varian Semiconductor Equipment, Inc. (a)   41,600     1,827,488
        ZiLOG, Inc. (a).........................   27,600        67,344
                                                            -----------
                                                             10,788,546
                                                            -----------

        SOFTWARE--6.8%
        Entrust, Inc. (a).......................   94,800       458,832
        Hyperion Solutions Corp. (a)............   19,050       682,371
        Jack Henry & Associates, Inc............   36,700       700,236
        Micromuse, Inc. (a).....................   65,100       643,839
        MICROS Systems, Inc. (a)................   21,000     1,014,720
        National Instruments Corp...............   43,200     1,384,560
        Quest Software, Inc. (a)................   69,500     1,014,005
        The Ultimate Software Group, Inc. (a)...    6,000       114,420
        THQ, Inc. (a)...........................   36,050       859,792
        Witness Systems, Inc....................   26,300       517,321
                                                            -----------
                                                              7,390,096
                                                            -----------

        SPECIALTY RETAIL--2.0%
        Cost Plus, Inc. (a).....................   28,600       490,490
        Hot Topic, Inc. (a).....................   41,000       584,250
        Tractor Supply Co. (a)..................   15,200       804,688
        Zumiez, Inc. (a)........................    6,700       289,574
                                                            -----------
                                                              2,169,002
                                                            -----------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-222

METROPOLITAN SERIES FUND, INC.

 FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)

           SECURITY DESCRIPTION                 SHARES      VALUE*
           ----------------------------------------------------------

           WIRELESS TELECOMMUNICATION SERVICES--0.5%
           JAMDAT Mobile, Inc. (a)...........     19,300 $    512,994
                                                         ------------
           Total Common Stock
            (Identified Cost $92,910,838)....             106,221,811
                                                         ------------

           SHORT TERM INVESTMENTS--2.3%
                                                 FACE
           SECURITY DESCRIPTION                 AMOUNT      VALUE*
           ----------------------------------------------------------

           DISCOUNT NOTES--2.3%
           Federal Home Loan Bank
            3.400%, 01/03/06................. $2,510,000    2,509,526
                                                         ------------
           Total Short Term Investments
            (Amortized Cost $2,509,526)......               2,509,526
                                                         ------------
           Total Investments--99.9%
            (Identified Cost $95,420,364) (b)             108,731,337
           Other assets less liabilities.....                 121,042
                                                         ------------
           TOTAL NET ASSETS--100%............            $108,852,379
                                                         ============

(a)  NON-INCOME PRODUCING.
(b) THE AGGREGATE COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES AS OF DECEMBER 31, 2005 WAS $95,572,608 AND THE COMPOSITION OF UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENT SECURITIES WAS $17,382,151 AND $(4,223,422), RESPECTIVELY.
(REIT)--A REAL ESTATE INVESTMENT TRUST IS A POOLED INVESTMENT VEHICLE THAT INVESTS PRIMARILY IN INCOME-PRODUCING REAL ESTATE OR REAL ESTATE RELATED LOANS OR INTEREST.

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-223

METROPOLITAN SERIES FUND, INC.

 FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2005

       ASSETS
         Investments at value.....................          $108,731,337
         Cash.....................................                 5,766
         Receivable for:
          Securities sold.........................                32,772
          Fund shares sold........................               238,576
          Accrued interest and dividends..........               174,041
                                                            ------------
           Total Assets...........................           109,182,492
       LIABILITIES
         Payable for:
          Fund shares redeemed.................... $106,401
          Securities purchased....................   74,219
          Withholding taxes.......................      100
         Accrued expenses:
          Management fees.........................   84,684
          Service and distribution fees...........   15,158
          Other expenses..........................   49,551
                                                   --------
           Total Liabilities......................               330,113
                                                            ------------
       NET ASSETS.................................          $108,852,379
                                                            ============
         Net assets consists of:
          Capital paid in.........................          $ 89,659,297
          Accumulated net realized gains..........             5,882,110
          Unrealized appreciation on investments..            13,310,972
                                                            ------------
       NET ASSETS.................................          $108,852,379
                                                            ============
       Computation of offering price:
       CLASS A
       Net asset value and redemption price per
        share ($33,042,167 divided by
        3,167,841 shares outstanding).............          $      10.43
                                                            ============
       CLASS B
       Net asset value and redemption price per
        share ($61,757,821 divided by
        5,985,466 shares outstanding).............          $      10.32
                                                            ============
       CLASS E
       Net asset value and redemption price per
        share ($14,052,391 divided by
        1,354,607 shares outstanding).............          $      10.37
                                                            ============
       Identified cost of investments.............          $ 95,420,364
                                                            ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2005

      INVESTMENT INCOME
        Dividends..............................             $  462,586(a)
        Interest...............................                113,431
                                                            ----------
                                                               576,017
      EXPENSES
        Management fees........................ $  852,255
        Deferred expense reimbursement.........     30,000
        Service and distribution fees--Class B.    121,865
        Service and distribution fees--Class E.     21,357
        Directors' fees and expenses...........     22,233
        Custodian..............................    105,035
        Audit and tax services.................     22,044
        Legal..................................      2,473
        Printing...............................     26,116
        Insurance..............................      1,724
        Miscellaneous..........................      4,444
                                                ----------
        Total expenses.........................  1,209,546
        Expense reductions.....................    (18,502)  1,191,044
                                                ----------  ----------
      NET INVESTMENT LOSS......................               (615,027)
                                                            ----------
      REALIZED AND UNREALIZED GAIN (LOSS)
      Realized gain on:
        Investments--net.......................              6,499,422
      Unrealized depreciation on:
        Investments--net.......................               (526,903)
                                                            ----------
      Net gain.................................              5,972,519
                                                            ----------
      NET INCREASE IN NET ASSETS FROM
       OPERATIONS..............................             $5,357,492
                                                            ==========

(a)NET OF FOREIGN TAXES OF $1,587.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-224

METROPOLITAN SERIES FUND, INC.

 FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                           YEAR ENDED    YEAR ENDED
                                                          DECEMBER 31,  DECEMBER 31,
                                                              2005          2004
                                                          ------------  ------------
FROM OPERATIONS
  Net investment loss.................................... $   (615,027) $  (639,639)
  Net realized gain......................................    6,499,422    4,706,692
  Unrealized appreciation (depreciation).................     (526,903)   3,812,327
                                                          ------------  -----------
  INCREASE IN NET ASSETS FROM OPERATIONS.................    5,357,492    7,879,380
                                                          ------------  -----------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net realized gain
    Class A..............................................   (1,092,133)           0
    Class B..............................................   (1,500,258)           0
    Class E..............................................     (501,060)           0
                                                          ------------  -----------
  TOTAL DISTRIBUTIONS....................................   (3,093,451)           0
                                                          ------------  -----------
  INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   25,487,835   15,045,143
                                                          ------------  -----------
  TOTAL INCREASE IN NET ASSETS...........................   27,751,876   22,924,523

NET ASSETS
  Beginning of the period................................   81,100,503   58,175,980
                                                          ------------  -----------
  End of the period...................................... $108,852,379  $81,100,503
                                                          ============  ===========
UNDISTRIBUTED NET INVESTMENT LOSS
  End of the period...................................... $          0  $         0
                                                          ============  ===========

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                          YEAR ENDED              YEAR ENDED
                                                       DECEMBER 31, 2005       DECEMBER 31, 2004
                                                    ----------------------  ----------------------
                                                      SHARES        $         SHARES        $
                                                    ---------  -----------  ---------  -----------
CLASS A
  Sales............................................   962,709  $ 9,623,280  1,284,110  $12,199,181
  Reinvestments....................................   120,147    1,092,133          0            0
  Redemptions......................................  (996,343)  (9,952,683)  (976,814)  (9,210,643)
                                                    ---------  -----------  ---------  -----------
  Net increase.....................................    86,513  $   762,730    307,296  $ 2,988,538
                                                    =========  ===========  =========  ===========
CLASS B
  Sales............................................ 3,436,232  $33,830,167  1,583,408  $14,827,409
  Reinvestments....................................   166,510    1,500,258          0            0
  Redemptions......................................  (993,396)  (9,917,236)  (631,083)  (5,914,979)
                                                    ---------  -----------  ---------  -----------
  Net increase..................................... 2,609,346  $25,413,189    952,325  $ 8,912,430
                                                    =========  ===========  =========  ===========
CLASS E
  Sales............................................   312,152  $ 3,096,915    702,934  $ 6,660,072
  Reinvestments....................................    55,366      501,060          0            0
  Redemptions......................................  (423,532)  (4,286,059)  (374,713)  (3,515,897)
                                                    ---------  -----------  ---------  -----------
  Net increase (decrease)..........................   (56,014) $  (688,084)   328,221  $ 3,144,175
                                                    =========  ===========  =========  ===========
  Increase derived from capital share transactions. 2,639,845  $25,487,835  1,587,842  $15,045,143
                                                    =========  ===========  =========  ===========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-225

METROPOLITAN SERIES FUND, INC.

 FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                     CLASS A
                               -----------------------------------------------
                                                                   MAY 1, 2001/(A)/
                                     YEAR ENDED DECEMBER 31,           THROUGH
                               ----------------------------------   DECEMBER 31,
                                 2005     2004     2003     2002        2001
                               -------  -------  -------  -------  ---------------
NET ASSET VALUE, BEGINNING OF
 PERIOD....................... $ 10.35  $  9.29  $  6.41  $  8.88      $10.00
                               -------  -------  -------  -------      ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income (loss).   (0.05)   (0.08)   (0.04)   (0.04)       0.00
 Net realized and unrealized
   gain (loss) of investments.    0.48     1.14     2.92    (2.43)      (1.12)
                               -------  -------  -------  -------      ------
 Total from investment
   operations.................    0.43     1.06     2.88    (2.47)      (1.12)
                               -------  -------  -------  -------      ------
LESS DISTRIBUTIONS
 Distributions from net
   realized capital gains.....   (0.35)    0.00     0.00     0.00        0.00
                               -------  -------  -------  -------      ------
 Total distributions..........   (0.35)    0.00     0.00     0.00        0.00
                               -------  -------  -------  -------      ------
NET ASSET VALUE, END OF PERIOD $ 10.43  $ 10.35  $  9.29  $  6.41      $ 8.88
                               =======  =======  =======  =======      ======
TOTAL RETURN (%)..............     4.7     11.4     44.9    (27.8)      (11.2)(b)
Ratio of operating expenses
 to average net assets before
 expense reductions (%).......    1.13     1.15     1.13     1.05        1.05 (c)
Ratio of operating expenses
 to average net assets after
 expense reductions (%) (d)...    1.11     1.15       --       --          --
Ratio of operating expenses
 to average net assets
 without giving effect to the
 contractual expense
 agreement would have been (%)    1.13     1.15     1.32     1.51        2.69 (c)
Ratio of net investment
 income (loss) to average net
 assets (%)...................   (0.52)   (0.80)   (0.68)   (0.60)       0.00 (c)
Portfolio turnover rate (%)...      52       50       38       33          67 (c)
Net assets, end of period
 (000)........................ $33,042  $31,892  $25,762  $12,079      $7,468

                                                    CLASS B
                               ----------------------------------------------
                                                                  MAY 1, 2001/(A)/
                                    YEAR ENDED DECEMBER 31,           THROUGH
                               ---------------------------------   DECEMBER 31,
                                 2005     2004     2003    2002        2001
                               -------  -------  -------  ------  ---------------
NET ASSET VALUE, BEGINNING OF
 PERIOD....................... $ 10.27  $  9.24  $  6.39  $ 8.88      $10.00
                               -------  -------  -------  ------      ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment loss..........   (0.05)   (0.08)   (0.05)  (0.04)      (0.01)
 Net realized and unrealized
   gain (loss) of investments.    0.45     1.11     2.90   (2.45)      (1.11)
                               -------  -------  -------  ------      ------
 Total from investment
   operations.................    0.40     1.03     2.85   (2.49)      (1.12)
                               -------  -------  -------  ------      ------
LESS DISTRIBUTIONS
 Distributions from net
   realized capital gains.....   (0.35)    0.00     0.00    0.00        0.00
                               -------  -------  -------  ------      ------
 Total distributions..........   (0.35)    0.00     0.00    0.00        0.00
                               -------  -------  -------  ------      ------
NET ASSET VALUE, END OF PERIOD $ 10.32  $ 10.27  $  9.24  $ 6.39      $ 8.88
                               =======  =======  =======  ======      ======
TOTAL RETURN (%)..............     4.4     11.1     44.6   (28.0)      (11.2)(b)
Ratio of operating expenses
 to average net assets before
 expense reductions (%).......    1.38     1.40     1.38    1.30        1.30 (c)
Ratio of operating expenses
 to average net assets after
 expense reductions (%) (d)...    1.36     1.40       --      --          --
Ratio of operating expenses
 to average net assets
 without giving effect to the
 contractual expense
 agreement would have been (%)    1.38     1.40     1.57    1.76        2.94 (c)
Ratio of net investment loss
 to average net assets (%)....   (0.73)   (1.05)   (0.93)  (0.85)      (0.51)(c)
Portfolio turnover rate (%)...      52       50       38      33          67 (c)
Net assets, end of period
 (000)........................ $61,758  $34,664  $22,385  $9,403      $4,493

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-226

METROPOLITAN SERIES FUND, INC.

 FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                    CLASS E
                               ----------------------------------------------
                                                                  MAY 1, 2001/(A)/
                                    YEAR ENDED DECEMBER 31,           THROUGH
                               ---------------------------------   DECEMBER 31,
                                 2005     2004     2003    2002        2001
                               -------  -------  -------  ------  ---------------
NET ASSET VALUE, BEGINNING OF
 PERIOD....................... $ 10.31  $  9.27  $  6.41  $ 8.88      $10.00
                               -------  -------  -------  ------      ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income (loss).   (0.07)   (0.09)   (0.04)  (0.01)       0.00
 Net realized and unrealized
   gain (loss) of investments.    0.48     1.13     2.90   (2.46)      (1.12)
                               -------  -------  -------  ------      ------
 Total from investment
   operations.................    0.41     1.04     2.86   (2.47)      (1.12)
                               -------  -------  -------  ------      ------
LESS DISTRIBUTIONS
 Distributions from net
   realized capital gains.....   (0.35)    0.00     0.00    0.00        0.00
                               -------  -------  -------  ------      ------
 Total distributions..........   (0.35)    0.00     0.00    0.00        0.00
                               -------  -------  -------  ------      ------
NET ASSET VALUE, END OF PERIOD $ 10.37  $ 10.31  $  9.27  $ 6.41      $ 8.88
                               =======  =======  =======  ======      ======
TOTAL RETURN (%)..............     4.5     11.2     44.6   (27.8)      (11.2)(b)
Ratio of operating expenses
 to average net assets before
 expense reductions (%).......    1.28     1.30     1.28    1.20        1.20 (c)
Ratio of operating expenses
 to average net assets after
 expense reductions (%) (d)...    1.26     1.30       --      --          --
Ratio of operating expenses
 to average net assets
 without giving effect to the
 contractual expense
 agreement would have been (%)    1.28     1.30     1.47    1.66        2.84 (c)
Ratio of net investment loss
 to average net assets (%)....   (0.67)   (0.95)   (0.84)  (0.72)      (0.41)(c)
Portfolio turnover rate (%)...      52       50       38      33          67 (c)
Net assets, end of period
 (000)........................ $14,052  $14,545  $10,029  $2,235      $    6

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-227

METROPOLITAN SERIES FUND, INC.

 LOOMIS SAYLES SMALL CAP PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--97.9% OF TOTAL NET ASSETS


       SECURITY DESCRIPTION                        SHARES     VALUE*
       -----------------------------------------------------------------

       AEROSPACE & DEFENSE--0.8%
       Aviall, Inc. (a)...........................  63,000 $   1,814,400
       Essex Corp. (a) (b)........................  95,300     1,624,865
                                                           -------------
                                                               3,439,265
                                                           -------------

       AUTO COMPONENTS--0.8%
       Commercial Vehicle Group, Inc. (a) (b).....  67,200     1,262,016
       Cooper Tire & Rubber Co. (b)...............  61,625       944,095
       Lear Corp. (b).............................  40,425     1,150,495
                                                           -------------
                                                               3,356,606
                                                           -------------

       AUTOMOBILES--0.2%
       Winnebago Industries, Inc. (b).............  31,800     1,058,304
                                                           -------------

       BIOTECHNOLOGY--1.4%
       Cubist Pharmaceuticals, Inc................  63,025     1,339,281
       Keryx Biopharmaceuticals, Inc. (a) (b).....  66,450       972,828
       Neurocrine Biosciences, Inc. (a)...........  13,625       854,696
       Nuvelo, Inc. (a)........................... 116,225       942,585
       United Therapeutics Corp. (b)..............  12,450       860,544
       Vertex Pharmaceuticals, Inc. (a) (b).......  33,600       929,712
                                                           -------------
                                                               5,899,646
                                                           -------------

       BUILDING PRODUCTS--0.7%
       Griffon Corp. (b)..........................  40,400       961,924
       Lennox International, Inc..................  65,175     1,837,935
                                                           -------------
                                                               2,799,859
                                                           -------------

       CAPITAL MARKETS--0.5%
       Affiliated Managers Group, Inc. (a) (b)....  24,875     1,996,219
                                                           -------------

       CHEMICALS--1.8%
       Cabot Corp.................................  21,875       783,125
       Cytec Industries, Inc......................  55,375     2,637,511
       FMC Corp. (a)..............................  19,400     1,031,498
       Spartech Corp. (b).........................  75,750     1,662,713
       The Scotts Miracle-Gro Co. (b).............  31,750     1,436,370
                                                           -------------
                                                               7,551,217
                                                           -------------

       COMMERCIAL BANKS--7.3%
       Alabama National Bancorp (b)...............  25,025     1,620,619
       Capital Corp. of the West..................   7,275       236,074
       Centerstate Banks of Florida, Inc..........  31,700     1,093,650
       Community Bancorp (a) (b)..................  37,450     1,183,795
       CVB Financial Corp. (b)....................  91,831     1,865,088
       East West Bancorp, Inc.....................  63,600     2,320,764
       First Midwest Bancorp, Inc.................  48,850     1,712,681
       FirstFed Financial Corp. (a) (b)...........  35,925     1,958,631
       Hanmi Financial Corp. (b)..................  91,575     1,635,529
       Iberiabank Corp. (b).......................  33,499     1,708,797
       Independent Bank Corp. (b).................  75,113     2,045,324
       Midwest Banc Holdings, Inc. (b)............  50,875     1,131,969
       Pennsylvania Commerce Bancorp, Inc. (a) (b)  34,100     1,086,085
       PFF Bancorp, Inc...........................  45,950     1,402,394
       PrivateBancorp, Inc. (b)...................  55,600     1,977,692
       Provident Bancorp, Inc. (b)................  79,694       877,431

       SECURITY DESCRIPTION                         SHARES     VALUE*
       ------------------------------------------------------------------

       COMMERCIAL BANKS--(CONTINUED)
       Signature Bank (a)..........................  70,250 $   1,971,917
       Texas Regional Bancshares, Inc..............  54,312     1,537,030
       The South Financial Group, Inc..............  44,875     1,235,857
       Wintrust Financial Corp.....................  44,350     2,434,815
                                                            -------------
                                                               31,036,142
                                                            -------------

       COMMERCIAL SERVICES & SUPPLIES--6.8%
       Adesa, Inc..................................  51,725     1,263,125
       American Ecology Corp. (b)..................  27,225       392,857
       American Reprographics Co. (b)..............  43,400     1,102,794
       CRA International, Inc. (a) (b).............  45,150     2,153,203
       Electro Rent Corp...........................  13,500       201,285
       Gevity HR, Inc..............................  76,975     1,979,797
       Heartland Payment Systems, Inc. (a) (b).....  73,100     1,583,346
       Hudson Highland Group, Inc. (a) (b)......... 129,075     2,240,742
       LECG Corp. (a) (b)..........................  80,800     1,404,304
       Lightbridge, Inc. (a)....................... 113,975       944,853
       McGrath Rentcorp (b)........................  74,300     2,065,540
       Mobile Mini, Inc. (a) (b)...................  27,275     1,292,835
       Navigant Consulting, Inc. (a) (b)........... 106,850     2,348,563
       On Assignment, Inc. (a)..................... 118,075     1,288,198
       PeopleSupport, Inc. (a)..................... 168,850     1,433,537
       The Corporate Executive Board Co............  21,975     1,971,157
       Waste Connections, Inc. (a).................  55,674     1,918,526
       Wright Express Corp. (a).................... 158,300     3,482,600
                                                            -------------
                                                               29,067,262
                                                            -------------

       COMMUNICATIONS EQUIPMENT--3.2%
       ADTRAN, Inc.................................  54,700     1,626,778
       Anaren, Inc. (a)............................  73,575     1,149,977
       CommScope, Inc. (a)......................... 101,375     2,040,679
       DSP Group, Inc. (a).........................  71,975     1,803,693
       Foundry Networks, Inc. (a).................. 124,375     1,717,619
       McDATA Corp. (Class A) (a) (b).............. 235,925       896,515
       Oplink Communications, Inc. (a) (b).........  64,850       940,325
       Polycom, Inc. (a)...........................  62,325       953,572
       Redback Networks, Inc. (a) (b)..............  95,200     1,338,512
       SafeNet, Inc. (a) (b).......................  21,750       700,785
       Tekelec, Inc. (b)...........................  49,775       691,873
                                                            -------------
                                                               13,860,328
                                                            -------------

       COMPUTERS & PERIPHERALS--1.2%
       Avid Technology, Inc. (a)...................  33,675     1,844,043
       Electronics for Imaging, Inc................  70,475     1,875,340
       Imation Corp................................  35,050     1,614,753
                                                            -------------
                                                                5,334,136
                                                            -------------

       CONSTRUCTION & ENGINEERING--1.0%
       Insituform Technologies, Inc. (a) (b)....... 108,625     2,104,066
       Washington Group International, Inc. (a) (b)  44,625     2,363,786
                                                            -------------
                                                                4,467,852
                                                            -------------

       CONSTRUCTION MATERIALS--0.6%
       Eagle Materials, Inc. (b)...................   8,350     1,021,706
       Texas Industries, Inc.......................  35,175     1,753,122
                                                            -------------
                                                                2,774,828
                                                            -------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-228

METROPOLITAN SERIES FUND, INC.

 LOOMIS SAYLES SMALL CAP PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


       SECURITY DESCRIPTION                         SHARES     VALUE*
       ------------------------------------------------------------------

       DIVERSIFIED CONSUMER SERVICES--1.5%
       Bright Horizons Family Solutions, Inc. (a)..  52,925 $   1,960,871
       Laureate Education, Inc. (a)................  50,100     2,630,751
       Regis Corp..................................  25,325       976,785
       Vertrue, Inc. (a) (b).......................  27,050       955,677
                                                            -------------
                                                                6,524,084
                                                            -------------

       DIVERSIFIED FINANCIAL SERVICES--2.4%
       Advanta Corp. (Class B) (b).................  92,703     3,007,285
       GFI Group, Inc. (a) (b).....................  36,150     1,714,595
       International Securities Exchange, Inc. (b).  53,925     1,484,016
       National Financial Partners Corp............  47,175     2,479,046
       United PanAm Financial Corp. (a)............  52,750     1,364,643
                                                            -------------
                                                               10,049,585
                                                            -------------

       DIVERSIFIED TELECOMMUNICATION SERVICES--0.5%
       Commonwealth Telephone Enterprises, Inc. (a)  24,350       822,300
       Iowa Telecommunications Services, Inc. (b)..  82,525     1,278,312
                                                            -------------
                                                                2,100,612
                                                            -------------

       ELECTRIC UTILITIES--0.9%
       ALLETE, Inc.................................  18,375       808,500
       NorthWestern Energy Corp. (a) (b)...........  82,475     2,562,498
       Otter Tail Corp. (b)........................  21,625       626,693
                                                            -------------
                                                                3,997,691
                                                            -------------

       ELECTRICAL EQUIPMENT--1.0%
       AMETEK, Inc.................................  60,600     2,577,924
       General Cable Corp. (a) (b).................  89,500     1,763,150
                                                            -------------
                                                                4,341,074
                                                            -------------

       ELECTRONIC EQUIPMENT & INSTRUMENTS--2.0%
       Anixter International, Inc. (a).............  50,775     1,986,318
       Excel Technology, Inc. (a) (b)..............  54,675     1,300,171
       Intermagnetics General Corp. (a)............  76,525     2,441,147
       Keithley Instruments, Inc...................  48,775       681,875
       Rofin-Sinar Technologies, Inc. (a)..........  49,025     2,131,117
                                                            -------------
                                                                8,540,628
                                                            -------------

       ENERGY EQUIPMENT & SERVICES--4.0%
       Allis-Chalmers Energy, Inc. (a) (b).........  81,250     1,011,562
       Cal Dive International, Inc. (a) (b)........  84,000     3,014,760
       CARBO Ceramics, Inc.........................  55,762     3,151,668
       Core Laboratories NV (b)....................  24,075       899,442
       Dril-Quip, Inc..............................  28,875     1,362,900
       FMC Technologies, Inc. (a)..................  59,875     2,569,835
       Oil States International, Inc. (a)..........  51,375     1,627,560
       Unit Corp. (a)..............................  34,325     1,888,905
       Universal Compression Holdings, Inc. (a) (b)  41,400     1,702,368
                                                            -------------
                                                               17,229,000
                                                            -------------

       FOOD & STAPLES RETAILING--0.8%
       Casey's General Stores, Inc.................  84,925     2,106,140
       Smart & Final, Inc. (a)..................... 115,525     1,487,962
                                                            -------------
                                                                3,594,102
                                                            -------------

   SECURITY DESCRIPTION                                 SHARES     VALUE*
   --------------------------------------------------------------------------

   FOOD PRODUCTS--0.7%
   J & J Snack Foods Corp..............................  21,663 $   1,286,999
   Ralcorp Holdings, Inc. (a)..........................  47,575     1,898,718
                                                                -------------
                                                                    3,185,717
                                                                -------------

   GAS UTILITIES--1.1%
   Energen Corp........................................  18,975       689,172
   ONEOK, Inc..........................................  46,875     1,248,281
   Southern Union Co. (a)..............................  42,988     1,015,807
   UGI Corp............................................  82,900     1,707,740
                                                                -------------
                                                                    4,661,000
                                                                -------------

   HEALTH CARE EQUIPMENT & SUPPLIES--4.7%
   American Medical Systems Holdings, Inc. (a).........  86,775     1,547,198
   Arrow International, Inc............................  63,425     1,838,691
   ArthroCare Corp. (a) (b)............................  45,000     1,896,300
   Aspect Medical Systems, Inc. (a) (b)................  28,050       963,518
   Computer Programs & Systems, Inc. (b)...............  40,600     1,682,058
   ev3, Inc. (a) (b)...................................  98,325     1,449,310
   LCA-Vision, Inc. (b)................................  49,625     2,357,684
   Meridian Bioscience, Inc. (b).......................  95,500     1,923,370
   NuVasive, Inc. (a) (b)..............................  82,600     1,495,060
   Sybron Dental Specialties, Inc. (a).................  40,500     1,612,305
   Symmetry Medical, Inc. (a) (b)...................... 124,975     2,423,265
   West Pharmaceutical Services, Inc. (b)..............  40,875     1,023,101
                                                                -------------
                                                                   20,211,860
                                                                -------------

   HEALTH CARE PROVIDERS & SERVICES--3.3%
   Chemed Corp.........................................  51,600     2,563,488
   LifePoint Hospitals, Inc. (a).......................  32,850     1,231,875
   Matria Healthcare, Inc. (a) (b).....................  53,249     2,063,931
   Psychiatric Solutions, Inc. (a).....................  27,050     1,588,917
   Symbion, Inc. (a) (b)...............................  66,950     1,539,850
   The Advisory Board Co. (a)..........................  50,750     2,419,252
   United Surgical Partners International, Inc. (a) (b)  47,925     1,540,789
   Ventiv Health, Inc. (a) (b).........................  50,475     1,192,220
                                                                -------------
                                                                   14,140,322
                                                                -------------

   HOTELS, RESTAURANTS & LEISURE--2.6%
   CEC Entertainment, Inc. (a).........................  28,700       976,948
   Dover Downs Gaming & Entertainment, Inc.............  91,504     1,294,782
   Fairmont Hotels & Resorts, Inc. (b).................  29,525     1,252,155
   McCormick & Schmick's Restaurants, Inc. (a) (b).....  58,475     1,322,120
   Pinnacle Entertainment, Inc. (a) (b)................ 105,450     2,605,669
   Sunterra Corp. (a) (b).............................. 124,500     1,770,390
   The Steak N Shake Co. (a)...........................  33,300       564,435
   Trump Entertainment Resorts, Inc. (a) (b)...........  63,725     1,282,784
                                                                -------------
                                                                   11,069,283
                                                                -------------

   HOUSEHOLD DURABLES--0.7%
   Lifetime Brands, Inc. (b)...........................  77,100     1,593,657
   Tupperware Corp.....................................  60,225     1,349,040
                                                                -------------
                                                                    2,942,697
                                                                -------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-229

METROPOLITAN SERIES FUND, INC.

 LOOMIS SAYLES SMALL CAP PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


       SECURITY DESCRIPTION                         SHARES     VALUE*
       ------------------------------------------------------------------

       INSURANCE--5.3%
       American Equity Investment Life (b)......... 163,475 $   2,133,349
       AmerUs Group Co. (b)........................  13,350       756,545
       Arch Capital Group, Ltd. (a)................  32,675     1,788,956
       Argonaut Group, Inc.........................  45,325     1,485,300
       Delphi Financial Group, Inc.................  51,512     2,370,067
       Endurance Specialty Holdings, Ltd...........  64,600     2,315,910
       HealthExtras, Inc. (a) (b)..................  52,225     1,310,847
       KMG America Corp. (a) (b)................... 114,375     1,049,963
       Ohio Casualty Corp. (a).....................  70,050     1,983,816
       ProAssurance Corp. (a)......................  41,375     2,012,480
       Protective Life Corp........................  40,500     1,772,685
       RLI Corp. (b)...............................  36,950     1,842,696
       The Navigators Group, Inc. (a)..............  41,700     1,818,537
                                                            -------------
                                                               22,641,151
                                                            -------------

       INTERNET & CATALOG RETAIL--1.1%
       Blue Nile, Inc. (a) (b).....................  42,025     1,694,028
       Coldwater Creek, Inc. (a)...................  58,237     1,777,976
       FTD Group, Inc. (a) (b)..................... 102,975     1,069,910
                                                            -------------
                                                                4,541,914
                                                            -------------

       INTERNET SOFTWARE & SERVICES--3.3%
       Akamai Technologies, Inc. (b)...............  97,725     1,947,659
       Aladdin Knowledge Systems (a) (b)...........  79,825     1,374,587
       Digital Insight Corp. (a)...................  41,200     1,319,224
       Digitas, Inc. (a)........................... 151,875     1,901,475
       j2 Global Communications, Inc. (a) (b)......  41,575     1,776,916
       Online Resources Corp. (a) (b).............. 168,225     1,858,886
       Websense, Inc. (a) (b)......................  30,850     2,024,994
       WebSideStory, Inc. (a) (b).................. 102,250     1,853,792
                                                            -------------
                                                               14,057,533
                                                            -------------

       IT SERVICES--1.1%
       Anteon International Corp. (a)..............  29,350     1,595,172
       Perot Systems Corp. (Class A) (a)........... 119,850     1,694,679
       SRA International, Inc. (a).................  51,000     1,557,540
                                                            -------------
                                                                4,847,391
                                                            -------------

       MACHINERY--5.5%
       Actuant Corp. (b)...........................  55,825     3,115,035
       Albany International Corp. (Class A)........  31,900     1,153,504
       American Science & Engineering, Inc. (a) (b)  20,275     1,264,552
       Barnes Group, Inc...........................  52,975     1,748,175
       Bucyrus International, Inc. (b).............  41,575     2,191,002
       CLARCOR, Inc................................  58,100     1,726,151
       ESCO Technologies, Inc. (a) (b).............  32,900     1,463,721
       Freightcar America, Inc.....................  33,825     1,626,306
       Harsco Corp.................................  26,700     1,802,517
       IDEX Corp...................................  57,862     2,378,707
       Joy Global, Inc.............................  41,830     1,673,200
       Nordson Corp................................  29,625     1,200,109
       RBC Bearings, Inc. (a) (b)..................  87,725     1,425,531
       The Greenbrier Cos., Inc....................  27,875       791,650
                                                            -------------
                                                               23,560,160
                                                            -------------

       SECURITY DESCRIPTION                         SHARES     VALUE*
       ------------------------------------------------------------------

       MARINE--0.4%
       American Commercial Lines, Inc. (a) (b).....  56,250 $   1,703,813
                                                            -------------

       MEDIA--2.9%
       aQuantive, Inc. (a).........................  38,300       966,692
       CCE Spinco, Inc............................. 119,300     1,562,830
       Harte-Hanks, Inc............................  59,475     1,569,545
       John Wiley & Sons, Inc......................  31,650     1,235,616
       R. H. Donnelley Corp. (a) (b)...............  66,600     4,103,892
       Saga Communications, Inc. (a) (b)...........  11,200       121,744
       Scholastic Corp. (a)........................  35,700     1,017,807
       Thomas Nelson, Inc. (b).....................  37,750       930,538
       Valassis Communications, Inc. (a)...........  32,100       933,147
                                                            -------------
                                                               12,441,811
                                                            -------------

       METALS & MINING--1.2%
       AMCOL International Corp....................  60,675     1,245,051
       Century Aluminum Co. (b)....................  46,550     1,220,076
       Chaparral Steel Co. (a).....................  52,225     1,579,806
       Reliance Steel & Aluminum Co................  16,050       980,976
                                                            -------------
                                                                5,025,909
                                                            -------------

       MULTILINE RETAIL--0.5%
       Big Lots, Inc. (a)..........................  79,750       957,797
       Dollar Tree Stores, Inc. (a)................  54,150     1,296,351
                                                            -------------
                                                                2,254,148
                                                            -------------

       OIL, GAS & CONSUMABLE FUELS--2.7%
       ATP Oil & Gas Corp. (a).....................  41,525     1,536,840
       Denbury Resources, Inc. (a).................  91,550     2,085,509
       Energy Partners, Ltd. (a) (b)...............  80,900     1,762,811
       Gasco Energy, Inc. (b)...................... 125,325       818,372
       Pioneer Drilling Co. (a).................... 106,150     1,903,269
       Range Resources Corp........................  78,150     2,058,471
       Remington Oil & Gas Corp. (a)...............  32,575     1,188,988
                                                            -------------
                                                               11,354,260
                                                            -------------

       PHARMACEUTICALS--0.2%
       Perrigo Co..................................  71,300     1,063,083
                                                            -------------

       REAL ESTATE--5.6%
       American Home Mortgage Investment Corp.
        (REIT) (b).................................  65,250     2,125,193
       BioMed Realty Trust, Inc. (REIT)............  86,900     2,120,360
       CB Richard Ellis Group, Inc. (a)............  66,800     3,931,180
       CBL & Associates Properties, Inc. (REIT) (b)  49,475     1,954,757
       Corporate Office Properties Trust (REIT)....  73,550     2,613,967
       First Potomac Realty Trust (REIT)...........  86,025     2,288,265
       Jones Lang LaSalle, Inc. (a)................  36,325     1,828,964
       Kite Realty Group Trust (REIT).............. 126,775     1,961,209
       LaSalle Hotel Properties (REIT).............  61,175     2,246,346
       Newcastle Investment Corp. (REIT) (b).......  64,400     1,600,340
       Potlatch Corp. (REIT) (b)...................  21,500     1,096,070
                                                            -------------
                                                               23,766,651
                                                            -------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-230

METROPOLITAN SERIES FUND, INC.

 LOOMIS SAYLES SMALL CAP PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


     SECURITY DESCRIPTION                             SHARES     VALUE*
     ----------------------------------------------------------------------

     ROAD & RAIL--1.7%
     Genesee & Wyoming, Inc. (a).....................  65,500 $   2,459,525
     Laidlaw International, Inc. (a)................. 104,275     2,422,308
     Landstar System, Inc............................  27,600     1,152,024
     Marten Transport, Ltd. (a)......................  63,563     1,158,109
                                                              -------------
                                                                  7,191,966
                                                              -------------

     SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--4.9%
     ADE Corp. (a) (b)............................... 108,425     2,608,705
     ATMI, Inc. (a) (b)..............................  82,100     2,296,337
     Diodes, Inc. (a) (b)............................  63,788     1,980,602
     Fairchild Semiconductor International, Inc. (a). 122,750     2,075,702
     Integrated Device Technology, Inc. (a).......... 100,275     1,321,625
     Mattson Technology, Inc. (a).................... 213,700     2,149,822
     Microsemi Corp. (a).............................  86,675     2,397,430
     Netlogic Microsystems, Inc. (a) (b).............  65,800     1,792,392
     PMC-Sierra, Inc. (a)............................ 111,575       860,243
     Power Integrations, Inc. (a) (b)................  65,950     1,570,270
     Tessera Technologies, Inc. (a) (b)..............  66,050     1,707,393
                                                              -------------
                                                                 20,760,521
                                                              -------------

     SOFTWARE--3.2%
     Blackboard, Inc. (b)............................  59,850     1,734,453
     Epicor Software Corp. (b)....................... 112,550     1,590,332
     Hyperion Solutions Corp. (a)....................  56,025     2,006,815
     Informatica Corp. (a) (b)....................... 169,575     2,034,900
     Intervoice, Inc. (a) (b)........................  69,650       554,414
     MRO Software, Inc. (a)..........................  32,825       460,863
     Progress Software Corp. (a).....................  49,075     1,392,749
     Quest Software, Inc. (a)........................ 121,275     1,769,402
     The Ultimate Software Group, Inc. (a) (b)....... 102,700     1,958,489
                                                              -------------
                                                                 13,502,417
                                                              -------------

     SPECIALTY RETAIL--2.0%
     A.C. Moore Arts & Crafts, Inc. (a) (b)..........  15,775       229,526
     Charlotte Russe Holding, Inc. (a) (b)...........  80,100     1,668,483
     Guitar Center, Inc. (a) (b).....................  29,825     1,491,548
     Hot Topic, Inc. (a).............................  41,900       597,075
     The Children's Place Retail Stores, Inc. (a) (b)  44,950     2,221,429
     The Men's Wearhouse, Inc. (a)...................  30,962       911,522
     Zumiez, Inc. (a) (b)............................  35,650     1,540,793
                                                              -------------
                                                                  8,660,376
                                                              -------------

     TEXTILES, APPAREL & LUXURY GOODS--1.8%
     Carter's, Inc. (a)..............................  46,000     2,707,100
     Fossil, Inc. (a) (b)............................  46,800     1,006,668
     Guess?, Inc. (a) (b)............................  50,700     1,804,920
     Phillips-Van Heusen Corp........................  64,025     2,074,410
                                                              -------------
                                                                  7,593,098
                                                              -------------

     TRADING COMPANIES & DISTRIBUTORS--1.3%
     BlueLinx Holdings, Inc. (a) (b)................. 112,075     1,260,844
     Hughes Supply, Inc..............................  46,900     1,681,365
     NuCo2, Inc. (a) (b).............................  60,575     1,688,831
     UAP Holdings Corp. (a)..........................  39,150       799,443
                                                              -------------
                                                                  5,430,483
                                                              -------------

          SECURITY DESCRIPTION                  SHARES      VALUE*
          ------------------------------------------------------------

          WATER UTILITIES--0.3%
          American State Water Co. (b).......     35,450 $   1,091,860
                                                         -------------

          WIRELESS TELECOMMUNICATION SERVICES--0.4%
          SBA Communications Corp.(a) (b)....     86,875     1,555,063
                                                         -------------
          Total Common Stock
           (Identified Cost $340,858,105)....              418,272,927
                                                         -------------

          SHORT TERM INVESTMENTS--2.0%
                                                 FACE
          SECURITY DESCRIPTION                  AMOUNT      VALUE*
          ------------------------------------------------------------

          COMMERCIAL PAPER--2.0%
          State Street Boston Corp.
           2.900%, 01/03/06.................. $8,541,000     8,539,624
                                                         -------------
          Total Short Term Investments
           (Amortized Cost $8,539,624).......                8,539,624
                                                         -------------
          Total Investments--99.9%
           (Identified Cost $349,397,729) (c)              426,812,551
          Other assets less liabilities......                  384,379
                                                         -------------
          TOTAL NET ASSETS--100%.............            $ 427,196,930
                                                         =============

(a)  NON-INCOME PRODUCING.
(b) A PORTION OR ALL OF THE SECURITY WAS HELD ON LOAN. AS OF DECEMBER 31, 2005, THE MARKET VALUE OF SECURITIES LOANED WAS $106,225,796 AND THE COLLATERAL RECEIVED CONSISTED OF CASH IN THE AMOUNT OF $109,854,360.
(c) THE AGGREGATE COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES AS OF DECEMBER 31, 2005 WAS $349,839,953 AND THE COMPOSITION OF UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENT SECURITIES WAS $82,506,483 AND $(5,533,885), RESPECTIVELY.
(REIT)--A REAL ESTATE INVESTMENT TRUST IS A POOLED INVESTMENT VEHICLE THAT INVESTS PRIMARILY IN INCOME-PRODUCING REAL ESTATE OR REAL ESTATE RELATED LOANS OR INTEREST.

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-231

METROPOLITAN SERIES FUND, INC.

 LOOMIS SAYLES SMALL CAP PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2005

      ASSETS
        Investments at value..................              $426,812,551
        Cash..................................                     2,825
        Collateral for securities loaned......               109,854,360
        Receivable for:
         Securities sold......................                 2,467,930
         Fund shares sold.....................                   712,202
         Accrued interest and dividends.......                   297,036
                                                            ------------
          Total Assets........................               540,146,904
      LIABILITIES
        Payable for:
         Fund shares redeemed................. $    944,833
         Securities purchased.................    1,727,153
         Withholding taxes....................          266
         Return of collateral for securities
          loaned..............................  109,854,360
        Accrued expenses:
         Management fees......................      313,027
         Service and distribution fees........       11,775
         Deferred Directors' fees.............       24,996
         Other expenses.......................       73,564
                                               ------------
          Total Liabilities...................               112,949,974
                                                            ------------
      NET ASSETS..............................              $427,196,930
                                                            ============
        Net assets consists of:
         Capital paid in......................              $309,704,512
        Overdistributed net investment income.                   (22,397)
         Accumulated net realized gains.......                40,099,993
         Unrealized appreciation on
          investments.........................                77,414,822
                                                            ------------
      NET ASSETS..............................              $427,196,930
                                                            ============
      Computation of offering price:
      CLASS A
      Net asset value and redemption price per
       share ($351,278,575 divided by
       1,508,960 shares outstanding)..........              $     232.80
                                                            ============
      CLASS B
      Net asset value and redemption price per
       share ($25,363,883 divided by
       109,918 shares outstanding)............              $     230.75
                                                            ============
      CLASS E
      Net asset value and redemption price per
       share ($50,554,472 divided by
       218,528 shares outstanding)............              $     231.34
                                                            ============
      Identified cost of investments..........              $349,397,729
                                                            ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31, 2005

     INVESTMENT INCOME
       Dividends..............................             $  3,549,326(a)
       Interest...............................                  431,051(b)
                                                           ------------
                                                              3,980,377
     EXPENSES
       Management fees........................ $3,721,068
       Service and distribution fees--Class B.     38,346
       Service and distribution fees--Class E.     72,003
       Directors' fees and expenses...........     23,890
       Custodian..............................    137,019
       Audit and tax services.................     21,767
       Legal..................................     10,413
       Printing...............................    105,594
       Insurance..............................      8,370
       Miscellaneous..........................      6,392
                                               ----------
       Total expenses.........................  4,144,862
       Expense reductions.....................   (111,039)
       Management fee waivers.................   (140,295)    3,893,528
                                               ----------  ------------
     NET INVESTMENT INCOME....................                   86,849
                                                           ------------
     REALIZED AND UNREALIZED GAIN (LOSS)
     Realized gain on:
       Investments--net.......................               40,861,910
     Unrealized depreciation on:
       Investments--net.......................              (13,364,724)
                                                           ------------
     Net gain.................................               27,497,186
                                                           ------------
     NET INCREASE IN NET ASSETS FROM
      OPERATIONS..............................             $ 27,584,035
                                                           ============

(a)NET OF FOREIGN TAXES OF $2,257.
(b)INCLUDES INCOME ON SECURITIES LOANED OF $148,825.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-232

METROPOLITAN SERIES FUND, INC.

 LOOMIS SAYLES SMALL CAP PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                           YEAR ENDED    YEAR ENDED
                                                          DECEMBER 31,  DECEMBER 31,
                                                              2005          2004
                                                          ------------  ------------
FROM OPERATIONS
  Net investment income (loss)........................... $     86,849  $   (570,610)
  Net realized gain......................................   40,861,910    47,031,397
  Unrealized appreciation (depreciation).................  (13,364,724)   13,734,212
                                                          ------------  ------------
  INCREASE IN NET ASSETS FROM OPERATIONS.................   27,584,035    60,194,999
                                                          ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net realized gain
    Class A..............................................   (4,334,645)            0
    Class B..............................................     (148,451)            0
    Class E..............................................     (595,461)            0
                                                          ------------  ------------
  TOTAL DISTRIBUTIONS....................................   (5,078,557)            0
                                                          ------------  ------------
  DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.  (17,545,140)  (18,222,379)
                                                          ------------  ------------
  TOTAL INCREASE IN NET ASSETS...........................    4,960,338    41,972,620

NET ASSETS
  Beginning of the period................................  422,236,592   380,263,972
                                                          ------------  ------------
  End of the period...................................... $427,196,930  $422,236,592
                                                          ============  ============
OVERDISTRIBUTED NET INVESTMENT INCOME
  End of the period...................................... $    (22,397) $    (20,771)
                                                          ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                           YEAR ENDED              YEAR ENDED
                                                       DECEMBER 31, 2005        DECEMBER 31, 2004
                                                    -----------------------  ----------------------
                                                     SHARES         $         SHARES         $
                                                    --------  -------------  --------  ------------
CLASS A
  Sales............................................  286,902  $  63,039,143   303,175  $ 59,613,634
  Reinvestments....................................   21,414      4,334,645         0             0
  Redemptions...................................... (470,538)  (103,203,556) (470,060)  (92,542,660)
                                                    --------  -------------  --------  ------------
  Net decrease..................................... (162,222) $ (35,829,768) (166,885) $(32,929,026)
                                                    ========  =============  ========  ============
CLASS B
  Sales............................................   88,665  $  19,357,914    30,672  $  6,054,599
  Reinvestments....................................      739        148,451         0             0
  Redemptions......................................   (8,868)    (1,965,852)   (1,812)     (356,158)
                                                    --------  -------------  --------  ------------
  Net increase.....................................   80,536  $  17,540,513    28,860  $  5,698,441
                                                    ========  =============  ========  ============
CLASS E
  Sales............................................   33,265  $   7,239,106    78,100  $ 15,255,194
  Reinvestments....................................    2,957        595,461         0             0
  Redemptions......................................  (32,346)    (7,090,452)  (31,534)   (6,246,988)
                                                    --------  -------------  --------  ------------
  Net increase.....................................    3,876  $     744,115    46,566  $  9,008,206
                                                    ========  =============  ========  ============
  Decrease derived from capital share transactions.  (77,810) $ (17,545,140)  (91,459) $(18,222,379)
                                                    ========  =============  ========  ============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-233

METROPOLITAN SERIES FUND, INC.

 LOOMIS SAYLES SMALL CAP PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                    CLASS A
                               ------------------------------------------------
                                            YEAR ENDED DECEMBER 31,
                               ------------------------------------------------
                                 2005      2004      2003      2002      2001
                               --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF
 PERIOD....................... $ 220.60  $ 189.55  $ 138.89  $ 177.25  $ 210.41
                               --------  --------  --------  --------  --------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income (loss).     0.11     (0.27)    (0.34)     0.14      0.34
 Net realized and unrealized
   gain (loss) of investments.    14.79     31.32     51.00    (38.32)   (19.28)
                               --------  --------  --------  --------  --------
 Total from investment
   operations.................    14.90     31.05     50.66    (38.18)   (18.94)
                               --------  --------  --------  --------  --------
LESS DISTRIBUTIONS
 Distributions from net
   investment income..........     0.00      0.00      0.00     (0.18)    (0.53)
 Distributions from net
   realized capital gains.....    (2.70)     0.00      0.00      0.00    (12.67)
 Distributions in excess of
   net realized capital gains.     0.00      0.00      0.00      0.00     (1.02)
                               --------  --------  --------  --------  --------
 Total distributions..........    (2.70)     0.00      0.00     (0.18)   (14.22)
                               --------  --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD $ 232.80  $ 220.60  $ 189.55  $ 138.89  $ 177.25
                               ========  ========  ========  ========  ========
TOTAL RETURN (%)..............      6.9      16.4      36.5     (21.6)     (8.8)
Ratio of operating expenses
 to average net assets before
 expense reductions (%).......     0.94      0.98      0.99      0.97      1.00
Ratio of operating expenses
 to average net assets after
 expense reductions (%) (d)...     0.91      0.95        --      0.97      1.00
Ratio of operating expenses
 to average net assets
 without giving effect to the
 contractual expense
 agreement would have been (%)     0.94      0.98      0.99      0.97      1.00
Ratio of net investment
 income (loss) to average net
 assets (%)...................     0.05     (0.13)    (0.21)     0.14      0.18
Portfolio turnover rate (%)...      101       135       118        99       111
Net assets, end of period
 (000)........................ $351,279  $368,666  $348,406  $281,477  $406,525

                                                   CLASS B
                                 ----------------------------------------
                                                            JULY 29, 2002/(A)/
                                  YEAR ENDED DECEMBER 31,        THROUGH
                                 -------------------------    DECEMBER 31,
                                   2005     2004     2003         2002
                                 -------  -------  -------  -----------------
  NET ASSET VALUE, BEGINNING OF
   PERIOD....................... $219.20  $188.59  $138.20       $144.89
                                 -------  -------  -------       -------
  INCOME FROM INVESTMENT
   OPERATIONS
   Net investment income (loss).   (0.25)    0.08    (0.24)         0.00
   Net realized and unrealized
     gain (loss) of investments.   14.50    30.53    50.63         (6.69)
                                 -------  -------  -------       -------
   Total from investment
     operations.................   14.25    30.61    50.39         (6.69)
                                 -------  -------  -------       -------
  LESS DISTRIBUTIONS
   Distributions from net
     realized capital gains.....   (2.70)    0.00     0.00          0.00
                                 -------  -------  -------       -------
   Total distributions..........   (2.70)    0.00     0.00          0.00
                                 -------  -------  -------       -------
  NET ASSET VALUE, END OF PERIOD $230.75  $219.20  $188.59       $138.20
                                 =======  =======  =======       =======
  TOTAL RETURN (%)..............     6.7     16.2     36.5          (4.6)(b)
  Ratio of operating expenses
   to average net assets before
   expense reductions (%).......    1.19     1.23     1.24          1.22 (c)
  Ratio of operating expenses
   to average net assets after
   expense reductions (%) (d)...    1.17     1.20       --          1.22 (c)
  Ratio of operating expenses
   to average net assets
   without giving effect to the
   contractual expense
   agreement would have been (%)    1.19     1.23     1.24          1.22 (c)
  Ratio of net investment
   income (loss) to average net
   assets (%)...................   (0.16)   (0.07)   (0.46)         0.00 (c)
  Portfolio turnover rate (%)...     101      135      118            99
  Net assets, end of period
   (000)........................ $25,364  $ 6,440  $    98       $     1

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-234

METROPOLITAN SERIES FUND, INC.

 LOOMIS SAYLES SMALL CAP PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                     CLASS E
                               -----------------------------------------------
                                                                   MAY 1, 2001/(A)/
                                     YEAR ENDED DECEMBER 31,           THROUGH
                               ----------------------------------   DECEMBER 31,
                                 2005     2004     2003     2002        2001
                               -------  -------  -------  -------  ---------------
NET ASSET VALUE, BEGINNING OF
 PERIOD....................... $219.57  $188.95  $138.65  $177.03      $179.40
                               -------  -------  -------  -------      -------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income (loss).   (0.21)   (0.45)   (0.37)    0.03         0.07
 Net realized and unrealized
   gain (loss) of investments.   14.68    31.07    50.67   (38.32)       (2.44)
                               -------  -------  -------  -------      -------
 Total from investment
   operations.................   14.47    30.62    50.30   (38.29)       (2.37)
                               -------  -------  -------  -------      -------
LESS DISTRIBUTIONS
 Distributions from net
   investment income..........    0.00     0.00     0.00    (0.09)        0.00
 Distributions from net
   realized capital gains.....   (2.70)    0.00     0.00     0.00         0.00
                               -------  -------  -------  -------      -------
 Total distributions..........   (2.70)    0.00     0.00    (0.09)        0.00
                               -------  -------  -------  -------      -------
NET ASSET VALUE, END OF PERIOD $231.34  $219.57  $188.95  $138.65      $177.03
                               =======  =======  =======  =======      =======
TOTAL RETURN (%)..............     6.8     16.2     36.3    (21.6)        (1.3)(b)
Ratio of operating expenses
 to average net assets before
 expense reductions (%).......    1.09     1.13     1.14     1.12         1.15 (c)
Ratio of operating expenses
 to average net assets after
 expense reductions (%) (d)...    1.06     1.10       --     1.12         1.15 (c)
Ratio of operating expenses
 to average net assets
 without giving effect to the
 contractual expense
 agreement would have been (%)    1.09     1.13     1.14     1.12         1.15 (c)
Ratio of net investment
 income (loss) to average net
 assets (%)...................   (0.10)   (0.26)   (0.37)   (0.01)        0.03 (c)
Portfolio turnover rate (%)...     101      135      118       99          111
Net assets, end of period
 (000)........................ $50,554  $47,131  $31,759  $10,242      $ 2,142

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-235

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--95.2% OF TOTAL NET ASSETS


     SECURITY DESCRIPTION                             SHARES    VALUE*
     ---------------------------------------------------------------------

     AEROSPACE & DEFENSE--1.6%
     AAR Corp........................................ 14,050 $     336,497
     Aeroflex, Inc. (a) (b).......................... 25,179       270,674
     Applied Signal Technology, Inc..................  2,949        66,942
     Argon, Inc. (b).................................  2,900        89,842
     Armor Holdings, Inc. (a) (b).................... 11,157       475,846
     Aviall, Inc. (a) (b)............................ 10,891       313,661
     BE Aerospace, Inc. (a).......................... 18,551       408,122
     Cubic Corp. (a).................................  5,113       102,055
     Curtiss Wright Corp. (a)........................  7,744       422,822
     DRS Technologies, Inc. (a)......................  9,853       506,641
     EDO Corp. (a)...................................  5,132       138,872
     Engineered Support Systems, Inc................. 14,790       615,856
     Essex Corp. (a) (b).............................  5,739        97,850
     GenCorp, Inc. (a)............................... 17,581       312,063
     HEICO Corp. (a).................................  6,112       158,179
     HEICO Corp. (Class A)...........................    371         7,613
     Herley Industries, Inc. (b).....................  4,812        79,446
     Hexcel Corp. (a)................................ 18,556       334,936
     Innovative Solutions & Support (a)..............  7,425        94,892
     Ionatron, Inc. (a)..............................  8,248        83,387
     K&F Industries Holdings, Inc....................  5,316        81,654
     Kaman Corp......................................  7,959       156,713
     Mercury Computer Systems, Inc. (b)..............  7,510       154,931
     Moog, Inc. (b).................................. 10,933       310,279
     MTC Technologies, Inc. (a) (b)..................  3,316        90,792
     Orbital Sciences Corp. (a) (b).................. 17,639       226,485
     Sequa Corp. (Class A) (a) (b)...................  2,518       173,868
     Triumph Group, Inc..............................  5,638       206,407
     United Industrial Corp. (a).....................  2,920       120,800
     World Fuel Services Corp. (a)................... 10,220       344,618
                                                             -------------
                                                                 6,782,743
                                                             -------------

     AIR FREIGHT & LOGISTICS--0.3%
     ABX Air, Inc.................................... 19,408       151,965
     Dynamex, Inc. (a)...............................  4,083        77,822
     EGL, Inc. (a)................................... 10,649       400,083
     Forward Air Corp................................ 11,946       437,821
     Hub Group, Inc. (Class A) (a)...................  6,483       229,174
                                                             -------------
                                                                 1,296,865
                                                             -------------

     AIRLINES--0.6%
     AirTran Holdings, Inc. (a) (b).................. 29,552       473,718
     Alaska Air Group, Inc. (b)......................  9,461       337,947
     Continental Airlines, Inc. (Class B) (a)........ 28,999       617,679
     ExpressJet Holdings, Inc. (a)................... 15,961       129,124
     Frontier Airlines, Inc. (a) (b)................. 12,420       114,761
     Mesa Air Group, Inc. (a)........................ 14,947       156,346
     Republic Airways Holdings, Inc. (b).............  4,353        66,166
     SkyWest, Inc.................................... 20,389       547,648
     World Air Holdings, Inc.........................  8,122        78,134
                                                             -------------
                                                                 2,521,523
                                                             -------------

     AUTO COMPONENTS--0.9%
     Aftermarket Technology Corp. (a)................  7,198       139,929
     American Axle & Manufacturing Holdings, Inc. (a) 13,960       255,887
     ArvinMeritor, Inc. (a).......................... 26,037       374,672

        SECURITY DESCRIPTION                        SHARES    VALUE*
        ----------------------------------------------------------------

        AUTO COMPONENTS--(CONTINUED)
        Bandag, Inc................................  4,766 $     203,365
        Commercial Vehicle Group, Inc. (a) (b).....  5,540       104,041
        Cooper Tire & Rubber Co. (a)............... 21,039       322,318
        Federal Signal Corp. (a)................... 17,277       259,328
        Keystone Automotive Industries, Inc. (a)...  6,973       219,510
        LKQ Corp...................................  6,695       231,781
        Midas, Inc. (a)............................  4,743        87,081
        Modine Manufacturing Co.................... 13,136       428,102
        Sauer-Danfoss, Inc.........................  3,084        58,010
        Strattec Security Corp.....................  1,859        75,141
        Superior Industries International, Inc. (a)  7,938       176,700
        Tenneco Automotive, Inc. (a)............... 14,015       274,834
        Visteon Corp............................... 41,307       258,582
        Wabtec Corp................................ 15,271       410,790
                                                           -------------
                                                               3,880,071
                                                           -------------

        AUTOMOBILES--0.2%
        Monaco Coach Corp. (a) (b).................  9,051       120,378
        Thor Industries, Inc. (a).................. 11,946       478,676
        Winnebago Industries, Inc. (a)............. 10,864       361,554
                                                           -------------
                                                                 960,608
                                                           -------------

        BEVERAGES--0.2%
        Boston Beer, Inc. (b)......................  4,833       120,825
        Coca-Cola Bottling Co. (a).................  2,580       110,940
        Hansen Natural Corp. (a)...................  5,086       400,828
        Peet's Coffee & Tea, Inc. (a) (b)..........  5,683       172,479
                                                           -------------
                                                                 805,072
                                                           -------------

        BIOTECHNOLOGY--3.4%
        Aastrom Biosciences, Inc. (a).............. 34,746        73,314
        Abgenix, Inc. (b).......................... 29,357       631,469
        Albany Molecular Research, Inc.............  8,652       105,122
        Alexion Pharmaceuticals, Inc. (a).......... 10,417       210,944
        Alkermes, Inc. (a) (b)..................... 32,024       612,299
        Amylin Pharmaceuticals, Inc. (a) (b)....... 36,492     1,456,761
        Applera Corp.--Celera Genomics Group (b)... 25,586       280,423
        Arena Pharmaceuticals, Inc................. 12,151       172,787
        Arqule, Inc. (a)........................... 11,022        67,455
        Array Biopharma, Inc. (a).................. 11,092        77,755
        Bioenvision, Inc. (a)...................... 11,856        77,420
        BioMarin Pharmaceutical, Inc. (a).......... 24,964       269,112
        Cell Genesys, Inc. (a)..................... 14,634        86,780
        Cepheid, Inc. (a).......................... 13,763       120,839
        Connetics Corp. (a)........................ 11,816       170,741
        Cotherix, Inc. (a).........................  5,412        57,475
        Cubist Pharmaceuticals, Inc. (a)........... 19,499       414,354
        CuRagen Corp. (a).......................... 15,347        47,269
        Curis, Inc. (a)............................ 14,198        50,545
        CV Therapeutics, Inc. (a).................. 15,971       394,963
        Decode Genetics, Inc. (a).................. 16,241       134,151
        Dendreon Corp. (a)......................... 18,686       101,278
        Digene Corp. (a) (b).......................  4,926       143,691
        Encysive Pharmaceuticals, Inc. (a) (b)..... 17,726       139,858
        Enzo Biochem, Inc. (a)..................... 10,914       135,552
        Enzon Pharmaceuticals, Inc. (a)............ 15,476       114,522

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-236

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)

          SECURITY DESCRIPTION                   SHARES    VALUE*
          -----------------------------------------------------------

          BIOTECHNOLOGY--(CONTINUED)
          Exelixis, Inc. (a).................... 27,242 $     256,620
          Genta, Inc............................      1             1
          Geron Corp. (a)....................... 19,708       169,686
          Human Genome Sciences, Inc. (a) (b)... 44,018       376,794
          ICOS Corp. (a) (b).................... 20,708       572,162
          Immunogen, Inc........................ 12,894        66,146
          Incyte Corp. (a) (b).................. 27,378       146,198
          ISIS Pharmaceuticals, Inc. (a)........ 15,866        83,138
          Keryx Biopharmaceuticals, Inc. (a) (b)  9,652       141,305
          Lexicon Genetics, Inc. (a)............ 20,699        75,551
          Lifecell Corp. (a).................... 12,585       239,996
          Luminex Corp. (a).....................  7,720        89,706
          Martek Biosciences Corp. (b).......... 10,208       251,219
          Maxygen, Inc. (a).....................  7,779        58,420
          Medarex, Inc. (a)..................... 35,803       495,872
          Momenta Pharmaceuticals, Inc. (a).....  3,016        66,473
          Monogram Biosciences, Inc. (a)........ 40,442        75,627
          Myogen, Inc. (a)......................  8,664       261,306
          Myriad Genetics, Inc.................. 11,240       233,792
          Nabi Biopharmaceuticals (b)........... 19,772        66,829
          Neurocrine Biosciences, Inc. (a) (b).. 12,908       809,719
          Northfield Laboratories, Inc. (a).....  8,731       116,995
          Nuvelo, Inc. (a) (b).................. 13,599       110,288
          Onyx Pharmaceuticals, Inc. (a)........ 12,500       359,500
          OraSure Technologies, Inc. (a) (b).... 13,839       122,060
          PRA International (a).................  3,841       108,124
          Progenics Pharmaceuticals, Inc........  8,091       202,356
          Regeneron Pharmaceuticals, Inc. (a)... 12,117       193,266
          Savient Pharmaceuticals, Inc. (a)..... 20,981        78,469
          Senomyx, Inc. (b).....................  7,131        86,428
          Serologicals Corp. (b)................ 11,251       222,095
          Stemcells, Inc. (a)................... 21,515        74,227
          Tanox, Inc. (a).......................  7,862       128,701
          Telik, Inc. (a) (b)................... 19,117       324,798
          United Therapeutics Corp. (a).........  7,584       524,206
          Vertex Pharmaceuticals, Inc. (a) (b).. 32,928       911,118
          Zymogenetics, Inc..................... 12,336       209,835
                                                        -------------
                                                           14,455,905
                                                        -------------

          BUILDING PRODUCTS--0.9%
          American Woodmark Corp. (a)...........  3,650        90,484
          Apogee Enterprises, Inc............... 10,965       177,852
          Builders Firstsource, Inc.............  3,888        83,087
          Color Kinetics, Inc. (a) (b)..........  4,601        66,209
          Crane Co. (a)......................... 16,681       588,339
          Drew Industries, Inc. (a).............  4,936       139,146
          ElkCorp. (a)..........................  6,570       221,146
          Griffon Corp. (a).....................  8,946       213,004
          Interline Brands, Inc. (b)............  4,247        96,619
          Jacuzzi Brands, Inc. (a).............. 23,923       200,953
          Lennox International, Inc............. 17,636       497,335
          NCI Building Systems, Inc. (a)........  6,863       291,540
          Simpson Manufacturing, Inc............ 11,740       426,749
          Trex Co., Inc. (a) (b)................  3,357        94,164
          Universal Forest Products, Inc. (a)...  5,221       288,460
          Watsco, Inc...........................  7,183       429,615
                                                        -------------
                                                            3,904,702
                                                        -------------

        SECURITY DESCRIPTION                        SHARES    VALUE*
        ----------------------------------------------------------------

        CAPITAL MARKETS--0.1%
        Greenhill & Co., Inc. (a)..................  3,962 $     222,506
        IntercontinentalExchange, Inc. (b).........  6,176       224,498
                                                           -------------
                                                                 447,004
                                                           -------------

        CHEMICALS--1.2%
        A. Schulman , Inc. (a)..................... 10,504       226,046
        American Vanguard Corp. (a)................  3,744        87,984
        Arch Chemicals, Inc........................  7,821       233,848
        Balchem Corp...............................  2,615        77,953
        Calgon Carbon Corp. (a).................... 11,412        64,934
        Cambrex Corp...............................  9,629       180,736
        CF Industries Holdings, Inc................ 13,095       199,699
        Ferro Corp................................. 15,010       281,588
        Georgia Gulf Corp. (a)..................... 11,035       335,685
        H.B. Fuller Co. (a)........................ 10,183       326,569
        Hercules, Inc. (b)......................... 35,083       396,438
        MacDermid, Inc.............................  9,830       274,257
        Minerals Technologies, Inc.................  6,658       372,116
        NewMarket Corp. (a)........................  4,951       121,101
        Octel Corp.................................  3,588        58,377
        Olin Corp.................................. 22,605       444,866
        OM Group, Inc. (a).........................  8,796       165,013
        PolyOne Corp. (a).......................... 28,510       183,319
        Rockwood Holdings, Inc.....................  6,488       128,008
        Spartech Corp. (a)......................... 10,539       231,331
        Symyx Technologies, Inc. (b)............... 10,589       288,974
        W.R. Grace & Co. (a) (c)................... 21,867       205,550
        Wellman, Inc............................... 11,423        77,448
        Westlake Chemical Corp.....................  5,818       167,617
                                                           -------------
                                                               5,129,457
                                                           -------------

        COMMERCIAL BANKS--9.2%
        1st Source Corp. (a).......................  3,372        84,806
        Accredited Home Lenders Holding Co.........  6,732       333,773
        Alabama National Bancorp (a)...............  5,141       332,931
        Amcore Financial, Inc. (a).................  8,213       249,757
        Americanwest Bancorp.......................  3,389        80,082
        Ameris Bancorp (a).........................  5,673       112,552
        Ames National Corp. (a)....................  2,838        72,965
        Anchor Bancorp Wisconsin, Inc. (a).........  8,816       267,477
        Archipelago Holdings, Inc. (a).............  9,564       476,000
        Arrow Financial Corp. (a)..................  3,518        91,996
        Bancfirst Corp. (a)........................  1,787       141,173
        BancorpSouth, Inc. (a)..................... 25,689       566,956
        Bank Mutual Corp........................... 18,775       199,015
        Bank of Granite Corp.......................  5,282        97,875
        Bank of the Ozarks, Inc. (a)...............  4,816       177,710
        BankAtlantic Bancorp, Inc. (Class A) (a)... 14,201       198,814
        BankFinancial Corp.........................  7,767       114,020
        BankUnited Financial Corp. (b).............  8,289       220,239
        Banner Corp................................  3,581       111,727
        Berkshire Hill Bancorp, Inc................  2,446        81,941
        Boston Private Financial Holdings, Inc. (a) 11,538       350,986
        Brookline Bancorp, Inc. (a)................ 19,909       282,111
        Camden National Corp.......................  3,268       107,452

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-237

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


           SECURITY DESCRIPTION                 SHARES    VALUE*
           ---------------------------------------------------------

           COMMERCIAL BANKS--(CONTINUED)
           Capital City Bank Group, Inc. (a)...  5,262 $     180,434
           Capital Corp. of the West...........  3,036        98,518
           Capital Crossing Bank (a)...........  2,132        71,209
           Capitol Bancorp, Ltd................  5,117       191,580
           Cardinal Financial Corp.............  7,941        87,351
           Cascade Bancorp. (a)................  6,290       144,733
           Cathay General Bancorp. (a) (b)..... 15,224       547,151
           Centennial Bank Holdings, Inc. (a).. 20,017       247,610
           Center Financial Corp...............  3,217        80,940
           Central Coast Bancorp...............  3,220        79,663
           Central Pacific Financial Corp...... 10,034       360,421
           Chemical Financial Corp.............  8,203       260,527
           Chittenden Corp..................... 14,881       413,841
           Citizens & Citizens North Corp. (a).  2,813        72,093
           Citizens Banking Corp............... 15,545       431,374
           City Bank...........................  2,666        94,830
           City Holdings Co....................  6,400       230,080
           Coastal Financial Corp. (a).........  5,187        66,705
           Cobiz, Inc. (a).....................  4,270        77,842
           Columbia Bancorp....................  1,620        66,825
           Columbia Banking Systems, Inc.......  6,690       191,000
           Community Bancorp (b)...............  1,971        62,303
           Community Bank Systems, Inc. (a).... 10,287       231,972
           Community Bank, Inc. (a)............  8,431       236,068
           Community Trust Bancorp, Inc........  4,810       147,908
           Corus Bankshares, Inc. (a)..........  6,070       341,559
           CVB Financial Corp.................. 14,958       303,797
           Dime Community Bancorp, Inc......... 10,912       159,424
           Enstar Group, Inc. (a)..............  1,068        70,755
           F.N.B. Corp. (a).................... 18,785       326,108
           F.N.B. Corp. (Virginia) (a).........  2,623        80,447
           Farmers Capital Bank Corp. (a)......  2,164        66,521
           Fidelity Bankshares, Inc. (a).......  6,991       228,606
           Financial Institutions, Inc.........  3,294        64,628
           First Bancorp. (a)..................  4,498        90,680
           First Bancorp. (Puerto Rico)........ 21,228       263,439
           First Busey Corp. (a)...............  4,770        99,645
           First Charter Corp..................  9,752       230,732
           First Citizens BancShares, Inc......  1,983       345,875
           First Commonwealth Financial Corp... 24,741       319,901
           First Community Bancorp, Inc........  4,289       233,193
           First Community Bancshares, Inc. (a)  3,168        98,715
           First Defiance Financial Corp.......  2,429        65,802
           First Financial Bancorp (a)......... 11,494       201,375
           First Financial Bankshares, Inc. (a)  5,997       210,255
           First Financial Corp................  4,482       121,014
           First Financial Holdings, Inc.......  4,175       128,256
           First Indiana Corp. (a).............  4,689       161,208
           First Merchants Corp. (a)...........  7,299       189,774
           First Midwest Bancorp, Inc.......... 16,199       567,937
           First Niagara Financial Group, Inc.. 37,343       540,353
           First Oak Brook Bancshares, Inc.....  2,420        67,639
           First Place Financial Corp..........  5,245       126,142
           First Republic Bank.................  7,313       270,654
           First State Bancorp.................  4,936       118,415
           FirstFed Financial Corp. (a) (b)....  6,033       328,919
           Flagstar Bancorp, Inc. (a).......... 10,415       149,976

          SECURITY DESCRIPTION                   SHARES    VALUE*
          --------------------------------------------------------------

          COMMERCIAL BANKS--(CONTINUED)
          Flushing Financial Corp...............  8,744 $     136,144
          Franklin Bank Corp. (a) (b)...........  6,748       121,397
          Frontier Financial Corp. (a)..........  8,158       261,056
          Glacier Bancorp, Inc.................. 10,018       301,041
          Gold Banc Corp., Inc.................. 12,586       229,317
          Great Southern Bancorp, Inc. (a)......  3,002        82,885
          Greater Bay Bancorp................... 16,355       419,015
          Greene County Bancshares, Inc.........  2,273        62,189
          Hancock Holding Co. (a)...............  9,534       360,481
          Hanmi Financial Corp.................. 13,067       233,377
          Harbor Florida Bancshares, Inc. (a)...  6,820       252,681
          Harleysville National Corp............  9,341       178,413
          Heritage Commerce Corp................  4,076        87,634
          Horizon Financial Corp. (a)...........  3,556        77,663
          Hudson United Bancorp................. 15,841       660,253
          Iberiabank Corp.......................  2,998       152,928
          Independent Bank Corp.................  7,554       205,695
          Independent Bank Corp. (Massachusetts)  4,782       136,430
          Integra Bank Corp. (a)................  5,066       108,108
          Interchange Financial Services Corp...  7,059       121,768
          Investors Bancorp, Inc................ 17,402       191,944
          iPayment Holdings, Inc. (b)...........  4,207       174,675
          Irwin Financial Corp. (a).............  6,221       133,254
          ITLA Capital Corp.....................  1,943        94,916
          Kearny Financial Corp. (a)............  7,535        91,927
          Lakeland Bancorp, Inc. (a)............  7,976       117,247
          Lakeland Financial Corp...............  2,403        97,033
          Macatawa Bank Corp. (a)...............  3,359       122,200
          MAF Bancorp, Inc...................... 10,444       432,173
          Main Street Bank, Inc.................  5,902       160,711
          Mainsource Financial Group, Inc. (a)..  3,554        63,439
          MB Financial, Inc.....................  7,154       253,252
          MBT Financial Corp. (a)...............  5,287        85,649
          Mercantile Bankcorp...................  2,340        90,090
          Mid-State Bancshares (a)..............  8,118       217,156
          Midwest Banc Holdings, Inc. (a).......  6,195       137,839
          Nara Bancorp, Inc. (a)................  5,666       100,741
          National Penn Bancshares, Inc. (a).... 13,631       259,671
          NBC Capital Corp......................      1            24
          NBT Bancorp, Inc...................... 10,769       232,503
          Net.Bank, Inc. (a).................... 16,110       115,670
          NewAlliance Bancshares, Inc. (a)...... 36,873       536,133
          Northern Empire Bancshares (a)........  2,724        64,450
          Northwest Bancorp, Inc................  6,125       130,218
          Oceanfirst Financial Corp. (a)........  2,840        64,638
          Ocwen Financial Corp. (a)............. 13,008       113,170
          Old National Bancorp (a).............. 21,863       473,115
          Old Second Bancorp, Inc...............  4,900       149,793
          Omega Financial Corp. (a).............  3,762       104,847
          Oriental Financial Group, Inc. (a)....  6,400        79,104
          Pacific Capital Bancorp (a)........... 15,303       544,481
          Park National Corp. (a)...............  3,936       403,991
          Partners Trust Financial Group, Inc... 16,463       198,379
          Peapack Gladstone Financial Corp. (a).  2,996        83,588
          Peoples Bancorp, Inc..................  3,541       101,025
          PFF Bancorp, Inc......................  6,468       197,403
          Pinnacle Financial Partners, Inc. (a).  2,538        63,399

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-238

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)

        SECURITY DESCRIPTION                        SHARES    VALUE*
        ----------------------------------------------------------------

        COMMERCIAL BANKS--(CONTINUED)
        Placer Sierra Bancshares (a)...............  2,342 $      64,897
        Premierwest Bancorp (a)....................  4,567        63,938
        PrivateBancorp, Inc. (a)...................  6,351       225,905
        Prosperity Bancshares, Inc. (a)............  6,893       198,105
        Provident Bancorp, Inc. (a)................ 15,103       166,284
        Provident Bankshares Corp.................. 12,031       406,287
        Provident Financial Services, Inc. (a)..... 23,670       438,132
        R & G Financial Corp. (Class B)............  9,069       119,711
        Renasant Corp..............................  3,265       103,272
        Republic Bancorp, Inc. (a)................. 24,376       290,074
        S & T Bancorp, Inc. (a)....................  8,641       318,162
        S. Y. Bancorp, Inc. (a)....................  4,678       117,044
        Sandy Spring Bancorp, Inc..................  5,744       200,351
        SCBT Financial Corp........................  3,327       111,188
        Seacoast Banking Corp......................  4,108        94,279
        Security Bank Corp. (a)....................  5,076       118,220
        Signature Bank (a) (b).....................  3,972       111,494
        Simmons First National Corp. (a)...........  4,677       129,553
        Sound Federal Bancorp, Inc.................  3,887        74,242
        Southside Bancshares, Inc. (a).............  2,598        52,480
        Southwest Bancorp, Inc. (Oklahoma).........  3,848        76,960
        State Bancorp, Inc. (a)....................  2,743        45,918
        Sterling Bancorp...........................  8,328       164,311
        Sterling Bancshares, Inc................... 14,150       218,476
        Sterling Financial Corp. (Pennsylvania) (a)  7,630       151,074
        Sterling Financial Corp. (Washington)...... 11,455       286,146
        Suffolk Bancorp (a)........................  3,640       122,923
        Summit Bankshares, Inc.....................  3,583        64,422
        Sun Bancorp, Inc. (New Jersey).............  3,392        66,992
        Susquehanna Bancshares, Inc................ 17,213       407,604
        SVB Financial Group (a) (b)................ 11,847       554,913
        Texas Regional Bancshares, Inc. (a)........ 13,355       377,946
        The Bancorp, Inc. (a)......................  3,585        60,945
        TierOne Corp...............................  7,148       210,223
        Tompkins Trustco, Inc. (a).................  2,952       132,250
        TriCo Bancshares (a).......................  4,816       112,646
        TrustCo Bank Corp. (a)..................... 24,286       301,632
        Trustmark Corp............................. 15,840       435,125
        UCBH Holdings, Inc. (a).................... 29,560       528,533
        UMB Financial Corp. (a)....................  5,741       366,907
        Umpqua Holdings Corp....................... 14,146       403,585
        Union Bankshares Corp......................  3,102       133,696
        United Bankshares, Inc. (a)................ 13,511       476,128
        United Community Bank, Inc................. 11,809       314,828
        United Community Financial Corp............  9,993       118,017
        Univest Corp. (a)..........................  3,709        90,017
        Unizan Financial Corp. (a).................  7,422       197,128
        USB Holding, Inc. (a)......................  3,609        78,171
        Vineyard National Bancorp (a)..............  2,650        81,726
        Virginia Commerce Bancorp, Inc. (a)........  2,847        82,819
        Virginia Financial Group, Inc. (a).........  2,581        92,993
        W Holding Co., Inc. (a).................... 35,463       291,860
        Washington Trust Bancorp, Inc. (a).........  4,321       113,124
        Wesbanco, Inc..............................  7,824       237,928
        West Bancorp, Inc. (a).....................  5,573       104,215
        West Coast Bancorp.........................  5,829       154,177
        WestAmerica Bancorp........................ 11,650       618,265

      SECURITY DESCRIPTION                           SHARES    VALUE*
      -------------------------------------------------------------------

      COMMERCIAL BANKS--(CONTINUED)
      Western Sierra Bancorp (a)....................  1,846 $      67,176
      Wilshire Bancorp, Inc. (a)....................  4,762        81,859
      Wintrust Financial Corp.......................  7,610       417,789
      WSFS Financial Corp...........................  2,138       130,953
      Yardville National Bancorp....................  2,780        96,327
                                                            -------------
                                                               39,137,748
                                                            -------------

      COMMERCIAL SERVICES & SUPPLIES--4.3%
      ABM Industries, Inc........................... 13,807       269,927
      Administaff, Inc..............................  7,106       298,807
      Advance America Cash Advance Centers, Inc. (a) 22,152       274,685
      Aleris International, Inc..................... 10,034       323,496
      American Ecology Corp. (a)....................  4,069        58,716
      American Reprograhics Co......................  4,748       120,647
      Arbitron, Inc. (a)............................ 11,686       443,834
      Banta Corp....................................  8,393       417,971
      Bowne & Co., Inc. (a)......................... 13,220       196,185
      Casella Waste Systems, Inc....................  6,512        83,288
      CCC Information Services Group, Inc...........  4,462       116,994
      CDI Corp. (a).................................  4,048       110,915
      Central Parking Corp. (a).....................  6,047        82,965
      Cenveo, Inc................................... 16,192       213,087
      Clark, Inc. (a)...............................  5,201        68,913
      Clean Harbors, Inc. (a).......................  5,006       144,223
      Cogent, Inc. (a) (b)..........................  9,839       223,148
      Coinstar, Inc.................................  8,205       187,320
      Consolidated Graphics, Inc. (a)...............  3,708       175,537
      Convanta Holdings Corp........................ 34,170       514,600
      CoStar Group, Inc. (a)........................  5,286       228,197
      CRA International, Inc. (a) (b)...............  3,858       183,988
      CSG Systems International, Inc. (a) (b)....... 16,867       376,471
      Darling International, Inc. (a)............... 18,375        72,949
      DiamondCluster International, Inc.............  9,770        77,574
      Duratek, Inc. (a).............................  7,241       108,108
      Educate, Inc. (a).............................  5,507        64,983
      eFunds Corp................................... 15,597       365,594
      Electro Rent Corp. (a)........................  5,559        82,885
      Ennis Business Forms, Inc.....................  8,338       151,501
      FactSet Research Systems, Inc. (a)............ 11,121       457,740
      FTI Consulting, Inc. (a)...................... 14,750       404,740
      G&K Services, Inc. (a)........................  6,327       248,335
      Gevity HR, Inc................................  9,435       242,668
      Headwaters, Inc. (a) (b)...................... 13,338       472,699
      Healthcare Services Group, Inc................  9,604       198,899
      Heidrick & Struggles International, Inc. (b)..  7,652       245,247
      Hudson Highland Group, Inc. (a) (b)...........  8,850       153,636
      InfoUSA, Inc..................................  9,915       108,371
      Intermec, Inc................................. 16,327       551,853
      John H. Harland Co. (a).......................  9,491       356,862
      Kelly Services, Inc. (Class A) (a)............  6,631       173,865
      Kforce, Inc................................... 11,332       126,465
      Korn/Ferry International, Inc. (a) (b)........ 12,583       235,176
      Labor Ready, Inc. (a)......................... 19,496       405,907
      Landauer, Inc. (a)............................  3,870       178,368
      Layne Christensen Co. (a).....................  3,372        85,750
      LECG Corp. (b)................................  4,356        75,707
      McGrath Rentcorp (a)..........................  6,388       177,586

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-239

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


          SECURITY DESCRIPTION                   SHARES     VALUE*
          ------------------------------------------------------------

          COMMERCIAL SERVICES & SUPPLIES--(CONTINUED)
          Medis Technologies, Ltd. (a)..........   4,353 $      64,033
          Mine Safety Appliances Co. (a)........   9,301       336,789
          Mobile Mini, Inc. (a) (b).............   5,685       269,469
          MoneyGram International, Inc..........  30,170       786,834
          Navigant Consulting, Inc. (b).........  16,584       364,516
          NCO Group, Inc. (b)...................  10,496       177,592
          NDCHealth Corp. (a)...................  12,391       238,279
          PHH Corp. (a).........................  18,910       529,858
          PrePaid Legal Services, Inc. (a)......   3,127       119,483
          Providence Service Corp. (a)..........   3,195        91,984
          Rollins, Inc..........................  10,521       207,369
          Schawk, Inc. (a)......................   6,595       136,846
          Sotheby's Holdings, Inc. (Class A) (b)  15,295       280,816
          Sourcecorp, Inc.......................   5,056       121,243
          Spherion Corp.........................  23,740       237,637
          StarTek, Inc. (a).....................   3,490        62,820
          Strayer Education, Inc................   4,933       462,222
          Teletech Holdings, Inc. (a)...........  12,520       150,866
          Tetra Technologies, Inc...............  17,868       279,992
          The Geo Group, Inc....................   3,388        77,687
          The Standard Register Co..............   5,767        91,176
          United Stationers, Inc................  10,880       527,680
          Viad Corp.............................   7,266       213,112
          Waste Connections, Inc. (a) (b).......  16,002       551,429
          Waste Services, Inc. (a)..............  21,307        70,952
          Watson Wyatt & Co. Holdings (a) (b)...  14,195       396,040
          Wright Express Corp. (b)..............  13,508       297,176
                                                         -------------
                                                            18,081,282
                                                         -------------

          COMMUNICATIONS EQUIPMENT--2.6%
          3Com Corp. (a) (b).................... 123,943       446,195
          ADTRAN, Inc...........................  23,237       691,068
          Airspan Networks, Inc. (a)............  13,661        77,731
          Anaren, Inc. (b)......................   8,998       140,639
          Arris Group, Inc. (a) (b).............  32,983       312,349
          Atheros Communications (a)............  11,480       149,240
          Audiovox Corp.........................   5,944        82,384
          Avocent Corp. (b).....................  17,916       487,136
          Bel Fuse, Inc. (Class B) (a)..........   3,876       123,257
          Black Box Corp........................   5,584       264,570
          Brocade Communications Systems, Inc...  87,009       354,127
          C-COR.net Corp. (a)...................  13,999        68,035
          CIENA Corp. (b)....................... 184,994       549,432
          CommScope, Inc. (b)...................  18,589       374,196
          Comtech Telecommunications Corp. (a)..   7,443       227,309
          Cybergaurd Corp.......................   7,568        66,825
          Digi International, Inc...............   7,205        75,580
          Ditech Communications Corp............   9,747        81,387
          DSP Group, Inc. (a) (b)...............   9,744       244,185
          Echelon Corp. (a).....................   9,320        72,976
          Emulex Corp. (b)......................  27,562       545,452
          Extreme Networks, Inc.................  41,400       196,650
          Finisar Corp. (a).....................  56,999       118,558
          Foundry Networks, Inc. (a) (b)........  39,638       547,401
          Glenayre Technologies, Inc. (a).......  22,635        73,564
          Harmonic, Inc. (a)....................  24,790       120,231
          Inter-Tel, Inc........................   7,313       143,115
          InterDigital Communications Corp......  17,752       325,217

         SECURITY DESCRIPTION                     SHARES    VALUE*
         -------------------------------------------------------------

         COMMUNICATIONS EQUIPMENT--(CONTINUED)
         Ixia (a) (b)............................  9,728 $     143,780
         Kanbay International, Inc. (b)..........  8,120       129,027
         McDATA Corp. (Class A) (a) (b).......... 49,252       187,158
         MRV Communications, Inc. (a)............ 37,106        76,067
         Oplink Communications, Inc..............  5,294        76,763
         Plantronics, Inc. (a)................... 15,777       446,489
         Polycom, Inc. (b)....................... 31,542       482,593
         Powerwave Technologies, Inc. (a) (b).... 36,417       457,762
         Redback Networks, Inc................... 14,460       203,308
         SafeNet, Inc. (b).......................  8,748       281,861
         Sonus Networks, Inc. (a)................ 80,309       298,749
         Spectralink Corp........................  5,708        67,754
         Sycamore Networks, Inc.................. 56,314       243,276
         Symmetricom, Inc. (a)................... 18,002       152,477
         Tekelec, Inc. (a)....................... 18,063       251,076
         Terayon Communication Systems, Inc. (a). 23,226        53,652
         UTStarcom, Inc. (a) (b)................. 32,640       263,078
         ViaSat, Inc. (a) (b)....................  8,138       217,529
         Westell Technologies, Inc. (a).......... 19,082        85,869
         Zhone Technologies, Inc. (a)............ 34,882        73,950
                                                         -------------
                                                            11,151,027
                                                         -------------

         COMPUTERS & PERIPHERALS--1.1%
         Advanced Digital Information Corp. (a).. 21,975       215,135
         Applied Films Corp......................  5,226       108,544
         Concurrent Computer Corp................      1             2
         Dot Hill Systems Corp. (a).............. 13,944        96,632
         Electronics for Imaging, Inc............ 18,094       481,481
         Gateway, Inc. (a) (b)................... 82,964       208,240
         Hutchinson Technology, Inc. (a).........  7,984       227,145
         Hypercom Corp........................... 16,588       105,997
         Imation Corp............................ 10,879       501,196
         Intergraph Corp. (a)....................  9,160       456,260
         Komag, Inc..............................  9,542       330,726
         Maxtor Corp. (a) (b).................... 81,793       567,643
         Mobility Electronics, Inc. (a)..........  8,312        80,294
         Palm, Inc. (a).......................... 15,153       481,865
         Presstek, Inc. (a)......................  8,252        74,598
         Quantum Corp. (a)....................... 58,375       178,044
         Rimage Corp.............................  3,268        94,707
         Stratasys, Inc. (a).....................  3,679        92,012
         Synaptics, Inc..........................  9,134       225,792
                                                         -------------
                                                             4,526,313
                                                         -------------

         CONSTRUCTION & ENGINEERING--0.9%
         Comfort Systems USA, Inc................ 12,729       117,107
         Dycom Industries, Inc. (a) (b).......... 17,175       377,850
         EMCOR Group, Inc........................  4,831       326,237
         Granite Construction, Inc. (a).......... 11,649       418,315
         Insituform Technologies, Inc. (b).......  8,726       169,023
         MasTec, Inc. (a) (b)....................  8,025        84,022
         Perini Corp. (a)........................  6,452       155,816
         Quanta Services, Inc. (a) (b)........... 37,800       497,826
         Shaw Group, Inc......................... 25,599       744,675
         URS Corp................................ 13,174       495,474
         Washington Group International, Inc. (b)  9,366       496,117
                                                         -------------
                                                             3,882,462
                                                         -------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-240

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)

      SECURITY DESCRIPTION                           SHARES    VALUE*
      -------------------------------------------------------------------

      CONSTRUCTION MATERIALS--0.3%
      Ameron International Corp.....................  3,679 $     167,689
      Eagle Materials, Inc. (a).....................  6,245       764,138
      Texas Industries, Inc.........................  7,332       365,427
                                                            -------------
                                                                1,297,254
                                                            -------------

      CONTAINERS & PACKAGING--0.5%
      Caraustar Industries, Inc. (a)................ 11,215        97,458
      Greif Brothers Corp. (a)......................  5,003       331,599
      Jarden Corp. (a).............................. 22,332       673,310
      Longview Fibre Co. (a)........................ 18,248       379,741
      Myers Industries, Inc. (a)....................  8,698       126,817
      Rock Tennessee Co. (a)........................ 11,409       155,733
      Silgan Holdings, Inc. (a).....................  7,176       259,197
                                                            -------------
                                                                2,023,855
                                                            -------------

      DISTRIBUTORS--0.3%
      Beacon Roofing Supply, Inc. (a)...............  5,443       156,377
      Brightpoint, Inc..............................  9,664       267,983
      Handleman Co. (a).............................  7,777        96,590
      The Andersons, Inc............................  2,322       100,032
      WESCO International, Inc...................... 11,763       502,633
                                                            -------------
                                                                1,123,615
                                                            -------------

      DIVERSIFIED CONSUMER SERVICES--0.5%
      Bright Horizons Family Solutions, Inc. (a) (b)  9,300       344,565
      Corinthian Colleges, Inc. (a) (b)............. 29,341       345,637
      DeVry, Inc. (b)............................... 18,827       376,540
      Regis Corp.................................... 15,984       616,503
      Universal Technical Institute, Inc. (a) (b)...  6,976       215,837
      Vertrue, Inc. (a) (b).........................  2,518        88,961
                                                            -------------
                                                                1,988,043
                                                            -------------

      DIVERSIFIED FINANCIAL SERVICES--2.4%
      Ace Cash Express, Inc. (a)....................  5,698       133,048
      Advanta Corp. (Class B).......................  7,251       235,222
      Apollo Investment Corp........................ 19,866       356,197
      Ares Capital Corp............................. 12,924       207,689
      ASTA Funding, Inc. (a)........................  3,146        86,012
      Bankrate, Inc. (a)............................  3,010        88,855
      Calamos Asset Management, Inc.................  7,563       237,856
      Capital Southwest Corp. (a)...................    913        82,627
      Cash America International, Inc. (a)..........  9,980       231,436
      CBIZ, Inc..................................... 20,992       126,372
      Charter Municipal Mortgage Acceptance Co. (a). 13,876       293,894
      Collegiate Funding Services, Inc..............  5,074       100,212
      Commercial Capital Bancorp, Inc. (a).......... 14,476       247,829
      CompuCredit Corp..............................  7,564       291,063
      Doral Financial Corp. (a)..................... 27,884       295,570
      Encore Capital Group, Inc. (a)................  4,106        71,239
      Euronet Worldwide, Inc. (a)................... 10,129       281,586
      Federal Agricultural Mortgage Corp. (a).......  4,977       148,962
      Financial Federal Corp. (a)...................  6,485       288,258
      First Cash Financial Services.................  3,911       114,045
      Gamco Investors, Inc. (a).....................  2,161        94,068
      GB&T Bancshares, Inc. (a).....................  3,432        73,479

      SECURITY DESCRIPTION                           SHARES     VALUE*
      --------------------------------------------------------------------

      DIVERSIFIED FINANCIAL SERVICES--(CONTINUED)
      GFI Group, Inc. (a) (b).......................   2,077 $      98,512
      Gladstone Capital Corp. (a)...................   3,939        84,216
      Gladstone Capital Corp........................   5,257        71,443
      Harris & Harris Group, Inc. (a)...............   5,241        72,850
      Heartland Financial USA, Inc. (a).............   3,117        67,639
      International Securities Exchange, Inc. (a)...   3,815       104,989
      Investment Technology Group, Inc..............  14,322       507,572
      Jackson Hewitt Tax Service, Inc. (a)..........  12,008       332,742
      KNBT Bancorp..................................   9,880       160,945
      Knight Capital Group, Inc. (a)................  37,025       366,177
      LaBranche & Co., Inc. (a) (b).................  17,128       173,164
      MCG Capital Corp. (a).........................  15,455       225,488
      Morningstar, Inc. (a).........................   2,918       101,080
      MortgageIT Holdings, Inc......................   7,540       102,996
      National Financial Partners Corp. (a).........  12,627       663,549
      OptionsXpress Holdings, Inc. (a)..............   7,020       172,341
      Piper Jaffray Co. (a).........................   7,865       317,746
      Portfolio Recovery Associates, Inc. (a).......   5,116       237,587
      Sanders Morris Haris Group, Inc. (a)..........   4,080        66,871
      Stifel Financial Corp. (a)....................   2,560        96,230
      SWS Group, Inc................................   4,630        96,952
      Technology Investment Capital Corp............   4,616        69,702
      Texas Capital Bancshares, Inc. (a)............   6,970       156,198
      The Nasdaq Stock Market, Inc..................  14,557       512,115
      Tri-Valley Corp. (a)..........................   7,275        56,600
      Waddell & Reed Financial, Inc. (Class A) (a)..  24,623       516,344
      Walter Industries, Inc. (a)...................  11,658       579,636
      World Acceptance Corp.........................   6,270       178,695
                                                             -------------
                                                                10,275,898
                                                             -------------

      DIVERSIFIED TELECOMMUNICATION SERVICES--0.9%
      Broadwing Corp. (a)...........................  27,848       168,480
      Cincinnati Bell, Inc. (a) (b).................  77,730       272,832
      Commonwealth Telephone Enterprises, Inc. (b)..   7,216       243,684
      Consolidated Communications Holdings, Inc. (a)   4,976        64,638
      CT Communications, Inc........................   5,790        70,291
      Fairpoint Communications, Inc. (a)............   8,550        88,578
      General Communication, Inc....................  17,909       185,000
      Golden Telecom, Inc. (a)......................   6,960       180,682
      IDT Corp. (Class B) (a).......................  18,747       219,340
      Intrado, Inc. (a).............................   5,162       118,829
      Iowa Telecommunications Services, Inc. (a)....   9,545       147,852
      Level 3 Communications, Inc. (a).............. 222,809       639,462
      NeuStar, Inc. (Class A) (b)...................   7,664       233,675
      North Pittsburgh Systems, Inc. (a)............   5,925       111,805
      Premiere Global Services, Inc. (a)............  23,180       188,453
      RCN Corp. (a).................................   7,383       173,131
      Shenandoah Telecommunications Co..............   3,196       127,329
      SureWest Communications (a)...................   6,370       167,977
      TALK America Holdings, Inc. (a)...............   9,103        78,559
      Time Warner Telecom, Inc. (a).................  16,230       159,866
      Valor Communications Group, Inc...............  10,013       114,148
                                                             -------------
                                                                 3,754,611
                                                             -------------

      ELECTRIC UTILITIES--1.2%
      ALLETE, Inc...................................   8,140       358,160
      Black Hills Corp. (a).........................  11,578       400,715

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-241

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)

            SECURITY DESCRIPTION                SHARES    VALUE*
            --------------------------------------------------------

            ELECTRIC UTILITIES--(CONTINUED)
            Central Vermont Public Service.....  3,898 $      70,203
            CH Energy Group, Inc. (a)..........  5,113       234,687
            Cleco Corp......................... 18,372       383,056
            Duquesne Light Holdings, Inc. (a).. 25,718       419,718
            El Paso Electric Co................ 15,956       335,714
            Empire District Electric Co........  9,579       194,741
            IDACORP, Inc. (a).................. 13,538       396,663
            ITC Holdings Corp. (a).............  4,070       114,326
            MGE Energy, Inc....................  7,993       271,043
            NGP Capital Resources Co. (a)......  4,928        64,705
            NorthWestern Energy Corp. (b)...... 11,448       355,689
            Otter Tail Corp....................  9,134       264,703
            Pike Electric Corp. (a)............  4,285        69,503
            Sierra Pacific Resources (a) (b)... 60,285       786,116
            UIL Holdings Corp..................  4,716       216,889
            Unisource Energy Corp.............. 11,123       347,038
                                                       -------------
                                                           5,283,669
                                                       -------------

            ELECTRICAL EQUIPMENT--1.3%
            A.O. Smith Corp....................  5,573       195,612
            Acuity Brands, Inc. (a)............ 15,774       501,613
            American Superconductor Corp. (a).. 12,644        99,508
            Baldor Electric Co. (a)............ 10,395       266,632
            Belden CDT, Inc. (a)............... 15,657       382,500
            Brady Corp......................... 13,327       482,171
            C&D Technologies, Inc. (a)......... 10,301        78,494
            Encore Wire Corp...................  5,501       125,203
            Energy Conversion Devices, Inc. (a)  7,842       319,561
            EnerSys (a)........................ 15,059       196,369
            Evergreen Solar, Inc. (a).......... 13,338       142,050
            Franklin Electric, Inc.............  7,196       284,530
            FuelCell Energy, Inc. (a).......... 14,608       123,730
            General Cable Corp. (a) (b)........ 13,691       269,713
            Genlyte Group, Inc. (a)............  8,552       458,131
            II-VI, Inc. (a) (b)................  7,274       129,986
            Metrologic Instruments, Inc........  3,747        72,167
            Paxar Corp......................... 10,962       215,184
            Plug Power, Inc. (a)............... 15,604        80,049
            Power-One, Inc. (a)................ 21,131       127,209
            Regal Beloit Corp. (a).............  8,951       316,865
            Superior Essex, Inc................  5,734       115,597
            Tecumseh Products Co. (Class A) (a)  5,738       131,458
            Ultralife Batteries, Inc. (a)......  4,674        56,088
            Vicor Corp.........................  6,862       108,488
            Woodward Governor Co...............  3,482       299,487
                                                       -------------
                                                           5,578,395
                                                       -------------

            ELECTRONIC EQUIPMENT & INSTRUMENTS--2.0%
            Analogic Corp. (a).................  4,515       216,043
            Anixter International, Inc. (b).... 11,633       455,083
            Artesyn Technologies, Inc. (a) (b). 11,132       114,660
            Benchmark Electronics, Inc......... 15,438       519,180
            Checkpoint Systems, Inc. (a)....... 13,610       335,486
            Coherent, Inc. (b)................. 10,406       308,850
            CTS Corp. (a)...................... 11,406       126,150
            Daktronics, Inc. (a)...............  4,716       139,452

          SECURITY DESCRIPTION                    SHARES    VALUE*
          ------------------------------------------------------------

          ELECTRONIC EQUIPMENT & INSTRUMENTS--(CONTINUED)
          Electro Scientific Industries, Inc. (b) 10,869 $     262,486
          Excel Technology, Inc. (b).............  3,926        93,360
          Fargo Electronics, Inc.................  4,293        82,640
          Global Imaging Systems, Inc............  7,763       268,833
          Greatbatch, Inc. (a) (b)...............  7,075       184,021
          Identix, Inc. (a)...................... 28,078       140,671
          Intermagnetics General Corp. (b).......  9,322       297,372
          Intevac, Inc...........................  5,969        78,791
          Itron, Inc.............................  7,780       311,511
          Keithley Instruments, Inc..............  3,823        53,446
          Kemet Corp. (a) (b).................... 30,579       216,193
          Kopin Corp............................. 22,880       122,408
          Lecroy Corp............................  6,638       101,495
          Lexar Media, Inc. (a).................. 28,777       236,259
          Littelfuse, Inc........................  7,349       200,260
          LoJack Corp. (a).......................  5,656       136,479
          LSI Industries, Inc. (a)...............  6,410       100,381
          Measurement Specialties, Inc. (a)......  3,555        86,564
          Methode Electronics, Inc. (a).......... 14,807       147,626
          MTS Systems Corp.......................  7,526       260,701
          Multi Fineline Electronix, Inc. (a)....  2,550       122,833
          Newport Corp. (a) (b).................. 13,731       185,918
          OSI Systems, Inc. (a)..................  6,662       122,514
          Park Electrochemical Corp. (a).........  8,044       208,983
          Photon Dynamics, Inc. (a)..............  6,134       112,129
          Plexus Corp. (b)....................... 14,166       322,135
          Rofin-Sinar Technologies, Inc. (a) (b).  5,108       222,045
          Rogers Corp. (a).......................  5,669       222,111
          ScanSource, Inc. (a) (b)...............  4,045       221,181
          Taser International, Inc. (a).......... 19,871       138,700
          Technitrol, Inc........................ 14,270       244,017
          Teledyne Technologies, Inc............. 11,430       332,613
          ThermoGenesis Corp. (a)................ 15,030        72,595
          TTM Technologies, Inc. (a) (b)......... 13,244       124,494
          Universal Display Corp. (a)............  8,227        86,466
          Veeco Instruments, Inc. (a)............  8,538       147,963
          X-Rite, Inc. (a).......................  6,734        67,340
                                                         -------------
                                                             8,550,438
                                                         -------------

          ENERGY EQUIPMENT & SERVICES--2.3%
          Atwood Oceanics, Inc. (a) (b)..........  4,416       344,580
          Cal Dive International, Inc. (a) (b)... 25,354       909,955
          CARBO Ceramics, Inc. (a)...............  6,497       367,210
          Dril-Quip, Inc. (a)....................  2,249       106,153
          Global Industries, Inc. (a) (b)........ 26,672       302,727
          Grey Wolf, Inc. (a) (b)................ 59,731       461,721
          Gulf Islands Fabrication, Inc. (a).....  3,421        83,164
          Gulfmark Offshore, Inc. (a)............  6,358       188,324
          Hanover Compressor Co. (a) (b)......... 28,614       403,744
          Hercules Offshore, Inc. (b)............  3,011        85,542
          Hornbeck Offshore Services, Inc........  6,254       204,506
          Hydril (a) (b).........................  6,109       382,423
          Input/Output, Inc. (a)................. 20,259       142,421
          Lone Star Technologies, Inc. (b)....... 10,665       550,954
          Lufkin Industries, Inc.................  5,378       268,201
          Maverick Tube Corp. (a)................ 14,050       560,033

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-242

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


       SECURITY DESCRIPTION                         SHARES    VALUE*
       -----------------------------------------------------------------

       ENERGY EQUIPMENT & SERVICES--(CONTINUED)
       Newpark Resources, Inc. (a)................. 32,711 $     249,585
       NS Group, Inc...............................  7,243       302,830
       Oceaneering International, Inc. (a).........  8,585       427,361
       Offshore Logistics, Inc.....................  7,556       220,635
       Oil States International, Inc. (a) (b)...... 13,088       414,628
       Parker Drilling Co. (a)..................... 31,977       346,311
       RPC, Inc....................................  7,209       189,885
       Seacor Smit, Inc. (a) (b)...................  6,596       449,188
       Superior Energy Services, Inc. (b).......... 24,950       525,197
       Tetra Technologies, Inc. (a)................ 11,697       356,992
       Universal Compression Holdings, Inc. (a) (b)  6,796       279,452
       Veritas DGC, Inc. (a)....................... 12,528       444,619
       W-H Energy Services, Inc....................  9,021       298,415
                                                           -------------
                                                               9,866,756
                                                           -------------

       FOOD & STAPLES RETAILING--0.9%
       Casey's General Stores, Inc................. 18,712       464,058
       Central European Distribution Corp. (a).....  4,487       180,108
       Flowers Foods, Inc.......................... 16,602       457,551
       Great Atlantic & Pacific Tea Co., Inc. (a)..  6,118       194,430
       Ingles Markets, Inc.........................  4,330        67,764
       Longs Drug Stores Corp...................... 10,271       373,762
       Nash Finch Co. (a)..........................  3,943       100,468
       Pantry, Inc.................................  5,540       260,325
       Pathmark Stores, Inc........................ 15,898       158,821
       Performance Food Group Co. (a) (b).......... 12,351       350,398
       Provide Commerce............................  3,127       103,535
       Ruddick Corp................................ 11,747       249,976
       Smart & Final, Inc. (b).....................  5,192        66,873
       Spartan Stores, Inc.........................  7,601        79,202
       Terra Industries, Inc. (a).................. 30,353       169,977
       United Natural Foods, Inc. (a) (b).......... 14,937       394,337
       Weis Markets, Inc. (a)......................  4,891       210,509
       Wild Oats Markets, Inc. (a)................. 10,328       124,762
                                                           -------------
                                                               4,006,856
                                                           -------------

       FOOD PRODUCTS--0.9%
       Central Garden & Pet Co. (b)................  7,608       349,511
       Chiquita Brands International, Inc.......... 13,367       267,474
       Corn Products International, Inc............ 26,668       637,098
       Delta & Pine Land Co........................ 13,252       304,929
       Gold Kist, Inc.............................. 16,661       249,082
       Hain Celestial Group, Inc. (b)..............  9,007       190,588
       J & J Snack Foods Corp......................  2,151       127,791
       Lance, Inc. (a)............................. 10,266       191,256
       Ralcorp Holdings, Inc. (b)..................  9,719       387,885
       Reddy Ice Holdings, Inc.....................  3,235        70,555
       Sanderson Farms, Inc. (a)...................  6,025       183,943
       Seabord Corp. (a)...........................    140       211,540
       Sensient Technologies Corp. (a)............. 15,249       272,957
       Tejon Ranch Co. (a).........................  2,812       112,255
       Tootsie Roll Industries, Inc................  8,417       243,504
       USANA Health Sciences, Inc. (a).............  3,582       137,406
                                                           -------------
                                                               3,937,774
                                                           -------------

      SECURITY DESCRIPTION                            SHARES    VALUE*
      --------------------------------------------------------------------

      GAS UTILITIES--0.8%
      Cascade Natural Gas Corp. (a)..................  4,390 $      85,649
      Energysouth, Inc...............................  2,311        61,888
      Laclede Group, Inc.............................  7,405       216,300
      New Jersey Resources Corp. (a).................  9,103       381,325
      Nicor, Inc. (a)................................ 14,678       576,992
      Northwest Natural Gas Co. (a)..................  9,122       311,790
      Peoples Energy Corp. (a)....................... 12,510       438,726
      Petrohawk Energy Corp. (a)..................... 17,225       227,714
      South Jersey Industries, Inc...................  9,712       283,008
      Southwest Gas Corp. (a)........................ 12,477       329,393
      WGL Holdings, Inc. (a)......................... 16,218       487,513
                                                             -------------
                                                                 3,400,298
                                                             -------------

      HEALTH CARE EQUIPMENT & SUPPLIES--3.5%
      Abaxis, Inc. (a)...............................  6,884       113,448
      Align Technology, Inc. (a)..................... 20,358       131,716
      American Medical Systems Holdings, Inc. (a) (b) 22,387       399,160
      Animas Corp....................................  4,243       102,468
      Arrow International, Inc. (a)..................  7,257       210,380
      ArthroCare Corp. (a) (b).......................  7,932       334,254
      Aspect Medical Systems, Inc. (b)...............  5,497       188,822
      Bio-Rad Laboratories, Inc. (a).................  6,561       429,352
      Biosite Diagnostics, Inc. (a)..................  5,516       310,496
      Caliper Life Sciences, Inc..................... 11,063        65,050
      Candela Corp...................................  9,102       131,433
      CNS, Inc.......................................  4,796       105,080
      Computer Programs & Systems, Inc. (a)..........  2,512       104,072
      Conmed Corp.................................... 10,292       243,509
      Conor Medsystems, Inc. (a).....................  3,130        60,566
      Cyberonics, Inc. (a)...........................  6,939       224,130
      Datascope Corp.................................  3,752       124,004
      Diagnostic Products Corp. (a)..................  7,738       375,680
      DJ Orthopedics, Inc............................  7,169       197,721
      Encore Medical Corp. (a)....................... 18,840        93,258
      Foxhollow Technologies, Inc. (a) (b)...........  4,597       136,945
      Haemonetics Corp...............................  8,418       411,303
      HealthTronics, Inc. (a) (b).................... 11,300        86,445
      Hologic, Inc. (a) (b).......................... 14,646       555,376
      I Flow Corp. (a)...............................  6,138        89,738
      ICU Medical, Inc. (b)..........................  4,620       181,150
      Illumina, Inc. (a)............................. 12,356       174,220
      Immucor, Inc. (b).............................. 15,128       353,390
      Integra LifeSciences Holdings (a) (b)..........  7,005       248,397
      IntraLase Corp. (a)............................  4,478        79,843
      Intuitive Surgical, Inc. (a) (b)............... 11,551     1,354,586
      Invacare Corp. (a).............................  9,889       311,405
      Inverness Medical Innovations, Inc. (a)........  6,977       165,425
      Iris International, Inc........................  5,607       122,569
      Kensey Nash Corp. (a)..........................  3,315        73,029
      Kyphon, Inc. (b)...............................  9,521       388,742
      Laserscope (a).................................  8,601       193,178
      LCA-Vision, Inc. (a)...........................  6,630       314,991
      Mentor Corp. (a)............................... 10,450       481,536
      Meridian Bioscience, Inc.......................  5,847       117,759
      Merit Medical Systems, Inc. (a) (b)............ 11,890       144,345
      Molecular Devices Corp. (a) (b)................  5,790       167,505

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-243

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)

        SECURITY DESCRIPTION                       SHARES    VALUE*
        ---------------------------------------------------------------

        HEALTH CARE EQUIPMENT & SUPPLIES--(CONTINUED)
        Neurometrix, Inc..........................  2,119 $      57,806
        NuVasive, Inc. (a) (b)....................  5,260        95,206
        Palomar Medical Technologies, Inc. (a) (b)  5,660       198,326
        Polymedica Corp. (a)......................  9,490       317,630
        Somanetics Corp. (a)......................  3,514       112,448
        Sonosite, Inc. (a)........................  6,353       222,419
        STERIS Corp............................... 23,487       587,645
        SurModics, Inc. (a).......................  6,054       223,937
        Sybron Dental Specialties, Inc. (b)....... 13,032       518,804
        Thoratec Corp. (b)........................ 16,368       338,654
        TriPath Imaging, Inc. (a)................. 13,168        79,535
        Varian, Inc. (b).......................... 10,830       430,926
        Ventana Medical Systems, Inc. (a)......... 10,493       444,379
        Viasys Healthcare, Inc. (a)............... 10,621       272,960
        Vital Signs, Inc..........................  2,652       113,559
        West Pharmaceutical Services, Inc......... 11,942       298,908
        Wright Medical Group, Inc. (a) (b)........ 11,673       238,129
        Zoll Medical Corp.........................  2,810        70,784
                                                          -------------
                                                             14,718,531
                                                          -------------

        HEALTH CARE PROVIDERS & SERVICES--2.7%
        Alderwoods Group, Inc..................... 13,386       212,436
        Allied Healthcare International, Inc...... 10,589        65,016
        Amedisys, Inc. (a) (b)....................  5,310       224,294
        America Service Group, Inc. (a)...........  3,592        56,969
        American Dental Partners, Inc. (a)........  4,183        75,629
        American Healthways, Inc. (a)............. 12,125       548,656
        American Retirement Corp. (a).............  9,302       233,759
        Amicas, Inc. (a).......................... 15,807        78,403
        AMN Healthcare Services, Inc. (a).........  4,274        84,540
        AmSurg Corp. (a) (b)......................  9,913       226,611
        Apria Healthcare Group, Inc. (a) (b)...... 16,827       405,699
        Beverly Enterprises, Inc. (a)............. 36,299       423,609
        BIO-Reference Laboratories, Inc...........  3,793        71,346
        BioScrip, Inc. (a)........................ 12,834        96,768
        Cantel Medical Corp.......................  3,995        71,670
        Centene Corp. (a) (b)..................... 13,574       356,860
        Chemed Corp...............................  8,490       421,783
        Cross Country Healthcare, Inc............. 11,102       197,394
        eResearch Technology, Inc. (a)............ 16,605       250,735
        First Horizon Pharmaceutical (a)..........  8,584       148,074
        Genesis HealthCare Corp. (a)..............  6,463       236,029
        Gentiva Health Services, Inc. (b).........  8,301       122,357
        Hooper Holmes, Inc. (a)................... 18,694        47,670
        Horizon Health Corp. (a) (b)..............  3,631        82,170
        Kindred Healthcare, Inc. (a) (b)..........  8,968       231,016
        Lifeline Systems, Inc. (b)................  4,276       156,331
        Magellan Health Services, Inc. (a)........ 10,470       329,281
        Matria Healthcare, Inc. (a) (b)...........  7,881       305,468
        MAXIMUS, Inc..............................  7,015       257,380
        Molina Healthcare, Inc. (b)...............  3,413        90,922
        National Healthcare Corp..................  2,378        88,890
        Odyssey Healthcare, Inc. (a).............. 11,365       211,844
        Option Care, Inc. (a).....................  9,739       130,113
        Owens & Minor, Inc........................ 12,980       357,339
        Parexel International Corp. (a) (b).......  8,457       171,339
        Pediatrix Medical Group, Inc..............  7,657       678,180

   SECURITY DESCRIPTION                                 SHARES    VALUE*
   -------------------------------------------------------------------------

   HEALTH CARE PROVIDERS & SERVICES--(CONTINUED)
   Per-Se Technologies, Inc. (a).......................  9,446 $     220,659
   PSS World Medical, Inc. (a)......................... 23,469       348,280
   Psychiatric Solutions, Inc. (a) (b).................  9,077       533,183
   Radiation Therapy Services, Inc. (b)................  3,764       132,907
   RehabCare Group, Inc. (b)...........................  5,686       114,857
   Res-Care, Inc.......................................  5,924       102,900
   Stewart Enterprises, Inc............................ 34,589       187,126
   Sunrise Assisted Living, Inc. (a)................... 11,994       404,318
   Symbion, Inc. (a) (b)...............................  5,800       133,400
   The Advisory Board Co. (b)..........................  6,513       310,475
   U.S. Physical Therapy, Inc..........................  4,137        76,410
   United Surgical Partners International, Inc. (a) (b) 14,278       459,038
   Ventiv Health, Inc. (b).............................  8,766       207,053
   Vital Images, Inc. (b)..............................  4,292       112,236
   Wellcare Group, Inc. (a)............................  6,127       250,288
                                                               -------------
                                                                  11,339,710
                                                               -------------

   HOTELS, RESTAURANTS & LEISURE--2.5%
   AFC Enterprises, Inc................................  6,656       100,639
   Alliance Gaming Corp. (a) (b)....................... 17,576       228,840
   Ambassadors Group, Inc..............................  5,486       125,575
   Ameristar Casinos, Inc..............................  8,422       191,179
   Aztar Corp. (a)..................................... 12,995       394,918
   BJ's Restaurants, Inc. (a) (b)......................  5,028       114,940
   Bob Evans Farms, Inc................................ 12,675       292,285
   Buffalo Wild Wings, Inc. (a)........................  1,974        65,557
   California Pizza Kitchen, Inc.......................  7,481       239,168
   CEC Entertainment, Inc. (a) (b)..................... 12,863       437,856
   Churchill Downs, Inc................................  2,600        95,498
   CKE Restaurants, Inc. (a)........................... 19,123       258,352
   Dave & Buster's, Inc. (a)...........................  4,117        72,500
   Denny's Corp. (a)................................... 29,921       120,582
   Dominos Pizza, Inc. (a)............................. 10,349       250,446
   Gaylord Entertainment Co. (a) (b)................... 14,338       624,993
   Great Wolf Resorts, Inc. (a) (b)....................  7,057        72,758
   IHOP Corp. (a)......................................  7,076       331,935
   Isle of Capri Casinos, Inc. (a).....................  5,448       132,713
   Jack in the Box, Inc. (a)........................... 12,159       424,714
   Krispy Kreme Doughnuts, Inc. (a) (b)................ 17,552       100,748
   Landry's Restaurants, Inc. (a)......................  5,380       143,700
   Life Time Fitness, Inc..............................  7,612       289,941
   Lodgian, Inc........................................  8,228        88,286
   Lone Star Steakhouse & Saloon, Inc..................  7,698       182,751
   Luby's, Inc.........................................  7,616       101,293
   Magna Entertainment Corp. (a)....................... 12,790        91,321
   Marcus Corp.........................................  6,399       150,376
   Mikohn Gaming Corp. (a).............................  7,654        75,545
   Monarch Casino & Resort, Inc........................  3,152        71,235
   Multimedia Games, Inc. (a)..........................  7,090        65,582
   O'Charleys, Inc.....................................  6,600       102,366
   P.F. Chang's China Bistro, Inc. (a) (b).............  8,813       437,389
   Papa John's International, Inc. (a).................  4,354       258,236
   Pinnacle Entertainment, Inc. (a) (b)................ 13,153       325,011
   Rare Hospitality International, Inc. (b)............ 11,393       346,233
   Red Robin Gourmet Burgers, Inc. (a) (b).............  4,601       234,467
   Ruby Tuesday, Inc. (a).............................. 23,355       604,661

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-244

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


         SECURITY DESCRIPTION                      SHARES    VALUE*
         --------------------------------------------------------------

         HOTELS, RESTAURANTS & LEISURE--(CONTINUED)
         Ruth's Chris Steak House, Inc............  4,126 $      74,681
         Ryan's Restaurant Group, Inc............. 14,640       176,558
         Shuffle Master, Inc. (a) (b)............. 13,355       335,745
         Six Flags, Inc. (a)...................... 36,424       280,829
         Speedway Motorsports, Inc. (a)...........  5,630       195,192
         Sunterra Corp. (a) (b)...................  6,229        88,576
         Texas Roadhouse, Inc. (a)................ 13,712       213,222
         The Steak N Shake Co. (b)................  8,968       152,008
         Triarc Cos., Inc. (a).................... 15,033       223,240
         Vail Resorts, Inc. (a)...................  9,979       329,606
         WMS Industries, Inc. (a) (b).............  6,932       173,924
                                                          -------------
                                                             10,488,170
                                                          -------------

         HOUSEHOLD DURABLES--1.3%
         Bassett Furniture Industries, Inc........  3,669        67,877
         Blyth, Inc. (a)..........................  8,456       177,153
         Champion Enterprises, Inc. (a)........... 25,302       344,613
         CSS Industries, Inc......................  2,329        71,570
         Digital Theater Systems, Inc. (a) (b)....  5,471        80,971
         Ethan Allen Interiors, Inc. (a).......... 11,770       429,958
         Fleetwood Enterprises, Inc. (a).......... 18,814       232,353
         Furniture Brands International, Inc. (a). 16,624       371,214
         Interface, Inc. (a)...................... 15,557       127,879
         Kimball International, Inc. (Class B) (a)  7,262        77,195
         La-Z-Boy, Inc. (a)....................... 16,845       228,418
         Lancaster Colony Corp. (a)...............  8,557       317,037
         M/I Schottenstein Homes, Inc. (a)........  4,052       164,592
         Mathews International Corp............... 11,672       424,978
         Maytag Corp.............................. 25,737       484,370
         National Presto Industries, Inc. (a).....  1,747        77,480
         Skyline Corp. (a)........................  2,168        78,915
         Stanley Furniture, Inc...................  5,050       117,059
         Technical Olympic USA, Inc. (a)..........  5,446       114,856
         The Topps Co., Inc. (a)..................  9,888        73,468
         The Yankee Candle Co., Inc. (a).......... 15,360       393,216
         Tupperware Corp.......................... 18,401       412,182
         Universal Electronics, Inc...............  3,770        64,957
         WCI Communities, Inc. (b)................ 13,224       355,064
         William Lyon Homes, Inc. (a).............    762        76,886
                                                          -------------
                                                              5,364,261
                                                          -------------

         HOUSEHOLD PRODUCTS--0.1%
         Prestige Brands Holdings, Inc. (a).......  9,847       123,087
         WD-40 Co.................................  6,572       172,581
                                                          -------------
                                                                295,668
                                                          -------------

         INDUSTRIAL CONGLOMERATES--0.1%
         Pioneer Companies, Inc. (a)..............  4,217       126,383
         Raven Industries, Inc. (a)...............  4,516       130,287
         Standex International Corp...............  3,627       100,686
         Tredegar Industries, Inc. (a)............ 10,102       130,215
                                                          -------------
                                                                487,571
                                                          -------------

        SECURITY DESCRIPTION                       SHARES    VALUE*
        ---------------------------------------------------------------

        INSURANCE--2.3%
        21st Century Insurance Group.............. 10,646 $     172,252
        Alfa Corp................................. 11,623       187,130
        American Equity Investment Life (a)....... 10,946       142,845
        American Physicians Capital, Inc..........  2,659       121,756
        Argonaut Group, Inc....................... 10,151       332,648
        Baldwin & Lyons, Inc. (Class B)...........  2,528        61,430
        Bristol West Holdings, Inc................  4,982        94,807
        Citizens, Inc. (a)........................ 10,890        59,353
        CNA Surety Corp. (a)......................  4,378        63,787
        Delphi Financial Group, Inc...............  9,336       429,549
        Direct General Corp. (a)..................  5,117        86,477
        Donega Group, Inc.........................  2,968        68,976
        FBL Financial Group, Inc..................  3,873       127,073
        FPIC Insurance Group, Inc.................  3,519       122,109
        Fremont General Corp. (a)................. 20,974       487,226
        Harleysville Group, Inc...................  4,300       113,950
        HealthExtras, Inc. (a) (b)................  7,144       179,314
        Hilb, Rogal & Hamilton Co................. 10,747       413,867
        Horace Mann Educators Corp................ 13,954       264,568
        Infinity Property & Casualty Corp.........  6,646       247,298
        Kansas City Life Insurance Co.............  1,336        66,907
        KMG America Corp. (b).....................  7,289        66,913
        Landamerica Financial Group, Inc. (a).....  6,365       397,176
        Midland Co................................  4,564       164,487
        National Western Life Insurance Co. (a)...    717       148,354
        Odyssey Re Holdings Corp. (a).............  3,992       100,119
        Ohio Casualty Corp. (b)................... 20,908       592,115
        Phoenix Cos., Inc. (a).................... 31,543       430,247
        Pico Holdings, Inc........................  2,706        87,296
        PMA Capital Corp. (a)..................... 10,782        98,440
        Presidential Life Corp. (a)...............  6,818       129,815
        ProAssurance Corp. (b)....................  9,361       455,319
        RLI Corp..................................  8,244       411,128
        Safety Insurance Group, Inc. (a)..........  3,999       161,440
        Selective Insurance Group, Inc. (a)....... 10,056       533,974
        State Auto Financial Corp.................  4,247       154,846
        Stewart Information Services Corp.........  5,777       281,167
        The Navigators Group, Inc. (a) (b)........  3,750       163,537
        Tower Group, Inc. (a).....................  4,605       101,218
        Triad Guaranty, Inc. (b)..................  3,014       132,586
        U.S.I. Holdings Corp. (a)................. 14,907       205,269
        UICI...................................... 12,101       429,707
        United Fire & Casualty Co. (a)............  5,755       232,675
        Universal American Financial Corp. (a) (b)  8,481       127,893
        Zenith National Insurance Corp. (a).......  8,739       403,043
                                                          -------------
                                                              9,852,086
                                                          -------------

        INTERNET & CATALOG RETAIL--0.6%
        Blue Nile, Inc. (a) (b)...................  4,860       195,907
        Coldwater Creek, Inc. (a) (b)............. 12,034       367,398
        drugstore.com, Inc. (a) (b)............... 22,796        64,969
        GSI Commerce, Inc. (a) (b)................ 10,126       152,801
        Insight Enterprises, Inc. (b)............. 16,452       322,624
        NutriSystem, Inc. (a).....................  9,109       328,106
        Overstock.com, Inc. (a)...................  3,885       109,363
        Priceline.com, Inc........................  8,672       193,559

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-245

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


         SECURITY DESCRIPTION                     SHARES     VALUE*
         --------------------------------------------------------------

         INTERNET & CATALOG RETAIL--(CONTINUED)
         School Specialty, Inc...................   8,915 $     324,862
         Stamps.com, Inc.........................   6,134       140,837
         The J. Jill Group, Inc..................   6,618       125,940
         ValueVision Media, Inc..................   9,144       115,214
                                                          -------------
                                                              2,441,580
                                                          -------------

         INTERNET SOFTWARE & SERVICES--2.3%
         Allscripts Heathcare Solutions, Inc. (a)  11,119       148,995
         Altiris, Inc. (b).......................   6,720       113,501
         Applied Digital Solutions, Inc. (a).....  22,585        64,819
         Ariba, Inc. (a).........................  23,240       170,814
         Audible, Inc. (a).......................   7,941       101,962
         Autobytel, Inc..........................  11,911        58,840
         Blue Coat Systems, Inc. (a) (b).........   3,656       167,152
         Click Commerce, Inc. (a)................   2,850        59,907
         CMG Information Services, Inc. (a)...... 146,642       222,896
         CNET Networks, Inc. (a) (b).............  43,303       636,121
         Cybersource Corp. (a) (b)...............   9,466        62,476
         Digital Insight Corp. (b)...............  13,076       418,693
         Digital River, Inc. (a).................  11,388       338,679
         Digitas, Inc. (b).......................  28,925       362,141
         EarthLink, Inc. (a) (b).................  41,991       466,520
         eCollege.com, Inc. (a)..................   5,048        91,015
         Equinix, Inc. (a).......................   5,042       205,512
         FileNET Corp. (b).......................  13,639       352,568
         HomeStore, Inc..........................  46,751       238,430
         InfoSpace, Inc. (b).....................  12,446       321,356
         Internet Capital Group, Inc. (a)........  12,665       104,106
         Interwoven, Inc.........................  14,801       125,364
         iPass, Inc..............................  14,401        94,471
         Ivillage, Inc. (a)......................  15,842       127,053
         j2 Global Communications, Inc. (a) (b)..   7,720       329,953
         Jupitermedia Corp. (a) (b)..............   9,114       134,705
         Keynote Systems, Inc....................   6,539        84,026
         Marchex, Inc. (a) (b)...................   6,604       148,524
         MatrixOne, Inc. (a) (b).................  15,318        76,437
         NETGEAR, Inc. (a).......................  10,411       200,412
         NetIQ Corp. (a) (b).....................  18,957       232,981
         Netratings, Inc. (a)....................   3,785        46,669
         NIC, Inc. (a) (b).......................  10,636        65,518
         Online Resources Corp. (b)..............   7,192        79,472
         Openwave Systems, Inc. (a) (b)..........  24,421       426,635
         Opsware, Inc. (a).......................  20,184       137,049
         RealNetworks, Inc. (a)..................  36,191       280,842
         RightNow Technologies, Inc. (a) (b).....   4,122        76,092
         S1 Corp. (a)............................  21,159        92,042
         Sohu.com, Inc...........................   8,121       148,939
         SonicWall, Inc..........................  15,353       121,596
         Stellent, Inc...........................   6,155        61,119
         Trizetto Group, Inc. (a)................  13,889       235,974
         United Online, Inc. (a).................  19,949       283,675
         ValueClick, Inc. (a) (b)................  29,324       531,058
         Vignette Corp. (a)......................   9,405       153,396
         WebEx Communications, Inc. (a)..........  11,434       247,317
         webMethods, Inc. (a)....................  15,045       115,997
         Websense, Inc. (a) (b)..................   8,500       557,940
                                                          -------------
                                                              9,921,759
                                                          -------------

         SECURITY DESCRIPTION                     SHARES    VALUE*
         -------------------------------------------------------------

         IT SERVICES--1.2%
         Acxiom Corp............................. 31,096 $     715,208
         Agilysys, Inc...........................  9,974       181,726
         Anteon International Corp. (a) (b)......  9,932       539,804
         BearingPoint, Inc. (a) (b).............. 59,294       466,051
         Bell Microproducts, Inc. (a)............  9,767        74,718
         Ciber, Inc. (a)......................... 16,935       111,771
         Covansys Corp........................... 10,222       139,121
         Exponent, Inc...........................  4,136       117,380
         Forrester Research, Inc. (b)............  5,604       105,075
         IDX Systems Corp. (a) (b)...............  8,198       360,056
         IHS, Inc................................  4,971       102,005
         Integral Systems, Inc...................  3,532        66,613
         Keane, Inc. (a) (b)..................... 18,071       198,962
         Lionbridge Technologies, Inc. (a)....... 15,341       107,694
         Mantech International Corp..............  5,770       160,752
         MarketAxess Holdings, Inc. (a)..........  7,823        89,417
         Ness Technologies, Inc. (a)............. 10,051       108,249
         Packeteer, Inc. (b)..................... 10,674        82,937
         Perot Systems Corp. (Class A) (b)....... 25,993       367,541
         Phase Forward, Inc. (a).................  7,016        68,406
         ProQuest Co. (b)........................  8,496       237,123
         Resources Connection, Inc. (b).......... 17,185       447,841
         Sapient Corp. (a) (b)................... 25,464       144,890
         SI International, Inc. (a) (b)..........  3,402       103,999
         Sykes Enterprises, Inc..................  9,126       122,015
         TNS, Inc. (b)...........................  4,403        84,450
         Tyler Technologies, Inc. (a)............ 13,466       118,231
         Viisage Technology, Inc. (a)............  4,589        80,809
                                                         -------------
                                                             5,502,844
                                                         -------------

         LEISURE EQUIPMENT & PRODUCTS--0.4%
         Arctic Cat, Inc. (a)....................  5,294       106,198
         Build-A-Bear-Workshop, Inc. (a).........  5,004       148,319
         Callaway Golf Co........................ 25,755       356,449
         JAKKS Pacific, Inc. (a).................  8,157       170,808
         K2, Inc. (b)............................ 15,520       156,907
         Leapfrog Enterprises, Inc. (a).......... 11,354       132,274
         M & F Worldwide Corp....................  4,195        68,462
         Midway Games, Inc. (a)..................  6,065       115,053
         Nautilus Group, Inc. (a)................ 10,789       201,323
         Oakley, Inc. (a)........................  8,234       120,957
         RC2 Corp. (a) (b).......................  6,165       218,981
                                                         -------------
                                                             1,795,731
                                                         -------------

         MACHINERY--3.2%
         3D Systems Corp. (a)....................  4,081        73,458
         Actuant Corp. (a).......................  9,699       541,204
         AGCO Corp. (a) (b)...................... 29,091       482,038
         Albany International Corp. (Class A)....  9,539       344,930
         American Science & Engineering, Inc. (b)  2,762       172,266
         Applied Industrial Technologies, Inc.... 10,064       339,056
         Astec Industries, Inc...................  6,009       196,254
         ASV, Inc. (a)...........................  7,026       175,509
         Badger Meter, Inc.......................  1,881        73,810

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-246

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


       SECURITY DESCRIPTION                         SHARES     VALUE*
       ------------------------------------------------------------------

       MACHINERY--(CONTINUED)
       Barnes Group, Inc. (a)......................   5,706 $     188,298
       Blount International, Inc...................   9,744       155,222
       Briggs & Stratton Corp......................  18,295       709,663
       Bucyrus International, Inc..................   6,592       347,398
       Cascade Corp................................   4,127       193,598
       Ceradyne, Inc. (a) (b)......................   9,065       397,047
       Circor International, Inc...................   6,251       160,401
       CLARCOR, Inc. (a)...........................  17,418       517,489
       Dionex Corp. (a) (b)........................   6,793       333,400
       Enpro Industries, Inc. (a)..................   6,808       183,476
       ESCO Technologies, Inc. (b).................   8,522       379,144
       Esterline Technologies Corp.................   8,043       299,119
       Flowserve Corp. (b).........................  18,653       737,913
       Freightcar America, Inc.....................   2,995       144,000
       Gardner Denver, Inc.........................   8,122       400,415
       Gehl Co. (a)................................   3,366        88,358
       Gorman-Rupp Co. (a).........................   4,175        92,309
       JLG Industries, Inc. (a)....................  16,611       758,458
       Kadant, Inc. (a) (b)........................   4,243        78,496
       Kaydon Corp. (a)............................   9,027       290,128
       Kennametal, Inc.............................  12,617       643,972
       Lincoln Electric Holdings, Inc..............  12,227       484,923
       Lindsay Manufacturing Co. (a)...............   3,885        74,709
       Middleby Corp. (a)..........................   2,244       194,106
       Mueller Industries, Inc.....................  12,475       342,064
       NACCO Industries, Inc.......................   2,067       242,149
       Nordson Corp................................   9,085       368,033
       Robbins & Myers, Inc. (a)...................   3,590        73,057
       Stewart & Stevenson Services, Inc. (a)......   9,373       198,051
       Tennant Co. (a).............................   3,300       171,600
       The Manitowoc Co., Inc. (a).................  10,888       546,795
       Titan International, Inc. (a)...............   4,637        79,988
       Trinity Industries, Inc. (a)................  13,644       601,291
       Valmont Industries, Inc.....................   5,834       195,206
       Wabash National Corp. (a)...................  11,061       210,712
       Watts Industries, Inc. (a)..................   9,829       297,720
                                                            -------------
                                                               13,577,233
                                                            -------------

       MARINE--0.1%
       Kirby Corp..................................   8,106       422,890
       Maritrans, Inc..............................   2,973        77,357
                                                            -------------
                                                                  500,247
                                                            -------------

       MEDIA--1.9%
       4Kids Entertainment, Inc. (a)...............   4,058        63,670
       ADVO, Inc...................................  12,207       343,993
       aQuantive, Inc. (a) (b).....................  18,346       463,053
       Carmike Cinemas, Inc. (a)...................   4,069       103,190
       Catalina Marketing Corp. (a)................  16,724       423,953
       Charter Communications, Inc. (a)............ 109,138       133,148
       Citadel Broadcasting Corp. (a)..............  14,362       193,025
       Courier Corp................................   3,534       121,358
       Cox Radio, Inc. (Class A) (b)...............  12,537       176,521
       Cumulus Media, Inc. (a).....................  18,571       230,466
       Emmis Communications Corp. (Class A) (a) (b)  10,202       203,122

      SECURITY DESCRIPTION                            SHARES    VALUE*
      --------------------------------------------------------------------

      MEDIA--(CONTINUED)
      Entercom Communications Corp. (b).............. 11,650 $     345,656
      Entravision Communications Corp.
       (Class A) (a) (b)............................. 25,008       178,057
      Fisher Communications, Inc.....................  2,146        88,909
      Gemstar-TV Guide International, Inc............ 79,853       208,416
      Gray Television, Inc........................... 14,290       140,328
      Harris Interactive, Inc. (a)................... 17,526        75,537
      Hollinger International, Inc. (a).............. 18,396       164,828
      Journal Communications, Inc. (a)...............  9,176       128,005
      Journal Register Co. (b)....................... 13,471       201,392
      Liberty Corp...................................  5,899       276,132
      LIN TV Corp. (a)...............................  9,565       106,554
      LodgeNet Entertainment Corp. (a)...............  4,834        67,386
      Martha Stewart Living Omnimedia, Inc. (a)......  7,312       127,448
      Media General, Inc. (Class A) (a)..............  8,060       408,642
      Mediacom Communications Corp. (a).............. 21,028       115,444
      Netflix, Inc................................... 11,957       323,557
      Playboy Enterprises, Inc. (Class B) (a)........  9,152       127,121
      Primedia, Inc. (a) (b)......................... 43,698        70,354
      Radio One, Inc. (Class D) (b).................. 27,058       280,050
      Regent Communications, Inc. (b)................ 11,681        54,200
      Saga Communications, Inc. (a) (b)..............  5,839        63,470
      Salem Communications Corp. (Class A) (b).......  3,659        63,996
      Scholastic Corp. (a) (b)....................... 10,630       303,061
      Sinclair Broadcast Group, Inc. (a)............. 14,985       137,862
      Sonic Solutions, Inc. (a)......................  7,967       120,381
      Source Interlink Cos., Inc. (a)................ 10,894       121,141
      Spanish Broadcasting Systems, Inc. (a) (b)..... 11,410        58,305
      The Reader's Digest Association, Inc. (Class A) 33,004       502,321
      Thomas Nelson, Inc.............................  4,129       101,780
      TiVo, Inc. (a)................................. 20,917       107,095
      Valassis Communications, Inc. (b).............. 17,716       515,004
      World Wrestling Entertainment, Inc.............  7,379       108,324
                                                             -------------
                                                                 8,146,255
                                                             -------------

      METALS & MINING--2.2%
      A.M. Castle & Co...............................  3,723        81,310
      AK Steel Holding Corp. (a)..................... 35,208       279,904
      Alpha Natural Resources, Inc. (b)..............  9,823       188,700
      AMCOL International Corp.......................  6,834       140,234
      Brush Engineered Material, Inc.................  6,088        96,799
      Carpenter Technology Corp. (a).................  8,386       590,961
      Century Aluminum Co............................  9,357       245,247
      Chaparral Steel Co. (b)........................  7,332       221,793
      Cleveland Cliffs, Inc. (a).....................  7,412       656,481
      Coeur D'Alene Mines Corp. (a).................. 77,483       309,932
      Commercial Metals Co........................... 20,130       755,680
      Compass Minerals International, Inc. (a).......  6,626       162,602
      Foundation Coal Holdings, Inc. (a).............  7,901       300,238
      Gibraltar Industries, Inc. (a).................  7,619       174,780
      GrafTech International, Ltd. (a)............... 29,803       185,375
      Hecla Mining Co. (a)........................... 38,880       157,853
      James River Coal Co............................  4,250       162,350
      Metal Management, Inc. (a).....................  7,392       171,938
      NN, Inc........................................  6,070        64,342
      Oregon Steel Mills, Inc. (a)................... 11,138       327,680

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-247

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


         SECURITY DESCRIPTION                    SHARES     VALUE*
         -------------------------------------------------------------

         METALS & MINING--(CONTINUED)
         Quanex Corp. (a).......................   9,044 $     451,929
         Reliance Steel & Aluminum Co...........   9,862       602,765
         Roanoke Electric Steel Corp............   3,819        90,128
         Royal Gold, Inc. (a)...................   7,873       273,429
         RTI International Metals, Inc..........   8,553       324,586
         Ryerson Tull, Inc. (a).................   7,775       189,088
         Schnitzer Steel Industries, Inc. (a)...   7,387       225,968
         Steel Dynamics, Inc. (a)...............  13,508       479,669
         Steel Technologies, Inc. (a)...........   3,366        94,214
         Stillwater Mining Co. (a)..............  12,963       149,982
         Titanium Metals Corp. (a)..............   4,406       278,724
         USEC, Inc..............................  26,522       316,938
         Worthington Industries, Inc. (a).......  22,409       430,477
                                                         -------------
                                                             9,182,096
                                                         -------------

         MULTI-UTILITIES--0.2%
         Aquila, Inc. (a) (b)................... 118,745       427,482
         Avista Corp............................  16,123       285,538
                                                         -------------
                                                               713,020
                                                         -------------

         MULTILINE RETAIL--0.3%
         99 Cents Only Stores (a) (b)...........  15,777       165,027
         Big Lots, Inc. (a) (b).................  36,605       439,626
         Burlington Coat Factory Warehouse Corp.   6,057       243,552
         Fred's, Inc. (a).......................  13,765       223,957
         Retail Ventures, Inc. (b)..............   5,647        70,249
         Stein Mart, Inc. (a)...................   9,522       172,824
         Tuesday Morning Corp. (a)..............   8,286       173,343
                                                         -------------
                                                             1,488,578
                                                         -------------

         MUTUAL FUNDS--1.9%
         iShares Russell 2000 Index Fund (a).... 119,200     7,949,448
                                                         -------------

         OFFICE ELECTRONICS--0.1%
         IKON Office Solutions, Inc.............  37,318       388,480
                                                         -------------

         OIL, GAS & CONSUMABLE FUELS--3.1%
         Alon USA Energy, Inc. (a)..............   3,353        65,887
         Atlas America, Inc.....................   3,833       230,823
         ATP Oil & Gas Corp. (b)................   5,899       218,322
         Berry Petroleum Co.....................   5,627       321,864
         Bill Barrett Corp. (a) (b).............   4,375       168,919
         Bois d'Arc Energy, Inc. (a)............   4,448        70,545
         Brigham Exploration Co.................   7,247        85,949
         Cabot Oil & Gas Corp...................  16,363       737,971
         Callon Petroleum Co. (a)...............   4,125        72,806
         Carrizo Oil & Gas, Inc. (a)............   6,126       151,374
         Cheniere Energy, Inc. (a)..............  17,055       634,787
         Cimarex Energy Co. (a).................  26,928     1,158,173
         Comstock Resources, Inc. (b)...........  13,099       399,651
         Crosstex Energy, Inc...................   2,013       126,940
         Delta Petroleum Corp. (a)..............  12,281       267,357
         Edge Petroleum Corp....................   5,435       135,386
         Encore Aquisition Co...................  15,837       507,418
         Endeavour International Corp...........  18,499        61,047

           SECURITY DESCRIPTION                 SHARES    VALUE*
           ---------------------------------------------------------

           OIL, GAS & CONSUMABLE FUELS--(CONTINUED)
           Energy Partners, Ltd. (a) (b)....... 10,760 $     234,460
           Frontier Oil Corp................... 18,193       682,783
           FX Energy, Inc. (a)................. 11,798        94,148
           Gasco Energy, Inc. (a).............. 21,137       138,025
           Giant Industries, Inc...............  4,579       237,925
           Goodrich Peteroleum Corp. (a) (b)...  3,368        84,705
           Harvest Natural Resources, Inc. (a). 12,513       111,115
           Holly Corp. (a).....................  7,971       469,253
           Houston Exploration Co. (a)......... 10,315       544,632
           KCS Energy, Inc. (a)................ 16,452       398,468
           McMoran Exploration Co. (a).........  6,027       119,154
           Meridian Resource Corp. (a)......... 28,080       117,936
           Parallel Petroleum Corp. (a)........ 10,224       173,910
           Penn Virginia Corp..................  6,863       393,936
           Petroleum Development Corp. (a).....  5,229       174,335
           PetroQuest Energy, Inc.............. 13,340       110,455
           Pioneer Drilling Co. (a) (b)........  6,451       115,666
           Remington Oil & Gas Corp. (a) (b)...  7,805       284,883
           Resource America, Inc...............  5,263        89,734
           St. Mary Land & Exploration Co. (a). 19,080       702,335
           Stone Energy Corp. (a) (b)..........  8,136       370,432
           Swift Energy Co. (b)................ 10,119       456,063
           Syntroleum Corp. (a)................ 12,692       114,609
           Todco (Class A)..................... 16,590       631,415
           Toreador Resources Corp. (a)........  4,634        97,638
           TransMontaigne, Inc................. 11,923        78,692
           W&T Offshore, Inc. (a)..............  4,296       126,302
           Warren Resources, Inc. (a)..........  5,791        91,614
           Whiting Petroleum Corp.............. 11,960       478,400
           Williams Clayton Energy, Inc. (a)...  1,786        74,548
                                                       -------------
                                                          13,212,790
                                                       -------------

           PAPER & FOREST PRODUCTS--0.4%
           Bowater, Inc. (a)................... 18,007       553,175
           Buckeye Technologies, Inc...........  8,960        72,128
           Chesapeake Corp.....................  6,265       106,380
           Deltic Timber Corp..................  3,743       194,112
           Glatfelter (a)...................... 14,400       204,336
           Mercer International, Inc. (a)......  9,628        75,676
           Neenah Paper, Inc. (a)..............  4,857       135,996
           Wausau-Mosinee Paper Corp. (a)...... 14,665       173,780
                                                       -------------
                                                           1,515,583
                                                       -------------

           PERSONAL PRODUCTS--0.4%
           Chattem, Inc. (a)...................  7,156       260,407
           Elizabeth Arden, Inc. (a)...........  8,835       177,230
           Mannatech, Inc. (a).................  4,832        66,730
           Nature's Sunshine Products, Inc. (a)  3,864        69,861
           NBTY, Inc. (a) (b).................. 18,289       297,196
           NU Skin Enterprises, Inc............ 18,168       319,393
           Playtex Products, Inc. (a).......... 15,273       208,782
           Revlon, Inc. (a).................... 47,536       147,362
           Water Pik Technologies, Inc.........  3,495        75,038
                                                       -------------
                                                           1,621,999
                                                       -------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-248

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


    SECURITY DESCRIPTION                                SHARES    VALUE*
    ------------------------------------------------------------------------

    PHARMACEUTICALS--1.6%
    Adams Respiratory Therapeutics, Inc. (b)...........  2,527 $     102,748
    Adolor Corp........................................ 13,429       196,063
    Alpharma, Inc. (a)................................. 13,761       392,326
    Andrx Corp. (a) (b)................................ 23,700       390,339
    Ariad Pharmaceuticals, Inc. (a).................... 21,812       127,600
    Atherogenics, Inc. (a)............................. 12,957       259,270
    Avanir Pharmaceuticals (Class A) (a)............... 36,746       126,406
    Bentley Pharmaceuticals, Inc. (a)..................  6,371       104,548
    Discovery Laboratories, Inc. (a)................... 16,615       110,988
    Dov Pharmaceutical, Inc. (a).......................  7,754       113,829
    Durect Corp., Inc. (a)............................. 11,442        58,011
    Hi-Tech Pharmacal Co., Inc.........................  1,904        84,328
    Idenix Pharmaceuticals, Inc. (a) (b)...............  4,298        73,539
    Inspire Pharmaceutical, Inc........................ 15,703        79,771
    InterMune, Inc. (a)................................ 10,030       168,504
    K-V Pharmaceutical Co. (Class A) (a)............... 12,272       252,803
    MannKind Corp. (a) (b).............................  8,062        90,778
    Medicis Pharmaceutical Corp. (Class A) (a)......... 17,554       562,606
    MGI Pharma, Inc.................................... 25,788       442,522
    Nastech Pharmaceutical, Inc. (a)...................  6,222        91,588
    Nektar Therapeutics................................ 27,502       452,683
    New River Pharmaceuticals, Inc. (a)................  2,146       111,335
    Nitromed, Inc. (a).................................  5,572        77,729
    Noven Pharmaceuticals, Inc. (a) (b)................  6,880       104,094
    NPS Pharmaceuticals, Inc. (a)...................... 12,013       142,234
    Pain Therapeutics, Inc. (a)........................  6,849        46,299
    Palatin Technologies, Inc..........................      1             3
    Par Pharmaceutical Companies, Inc. (a) (b)......... 12,917       404,819
    Penwest Pharmaceuticals Co. (a) (b)................  9,561       186,631
    Perrigo Co. (a).................................... 27,613       411,710
    Pharmion Corp. (b).................................  8,108       144,079
    Pozen, Inc.........................................  8,412        80,671
    Renovis, Inc. (a)..................................  6,578       100,643
    Rigel Pharmaceuticals, Inc. (a) (b)................  8,154        68,168
    Salix Pharmaceuticals, Ltd......................... 17,032       299,423
    SFBC International, Inc. (a) (b)...................  6,279       100,527
    Supergen, Inc. (a)................................. 17,685        89,309
    The Medicines Co. (a) (b).......................... 16,504       287,995
    Trimeris, Inc. (b).................................  4,867        55,922
                                                               -------------
                                                                   6,992,841
                                                               -------------

    REAL ESTATE--6.7%
    Aames Investment Corp. (REIT) (a).................. 16,861       108,922
    Acadia Realty Trust (REIT) (a)..................... 11,009       220,730
    Affordable Residential Communities, Inc. (REIT) (a)  8,033        76,554
    Agree Realty Corp. (REIT)..........................  2,629        75,978
    Alexander's, Inc. (REIT)...........................    712       174,796
    Alexandria Real Estate Equities, Inc. (REIT).......  6,840       550,620
    American Campus Communities, Inc. (REIT)...........  5,731       142,129
    American Home Mortgage Investment Corp. (REIT)..... 14,561       474,252
    AMLI Residential Properties Trust (REIT) (a).......  9,697       368,971
    Anthracite Capital, Inc. (REIT).................... 17,065       179,694
    Anworth Mortgage Asset Corp. (REIT) (a)............ 18,814       137,342
    Arbor Realty Trust, Inc. (REIT)....................  4,285       111,067
    Ashford Hospitality Trust, Inc. (REIT).............  9,283        97,379
    Avatar Holding, Inc. (a)...........................  2,006       110,169

    SECURITY DESCRIPTION                                SHARES    VALUE*
    ------------------------------------------------------------------------

    REAL ESTATE--(CONTINUED)
    Bedford Property Investors, Inc. (REIT) (a)........  4,713 $     103,403
    Bimini Mortgage Management, Inc. (REIT) (a)........  6,579        59,540
    BioMed Realty Trust, Inc. (REIT) (a)............... 14,187       346,163
    Bluegreen Corp. (a)................................  9,075       143,385
    Boykin Lodging Co. (REIT)..........................  6,002        73,344
    Brandywine Realty Trust (REIT)..................... 18,061       504,082
    Brookdale Senior Living, Inc. (a) (b)..............  3,634       108,330
    Brookfield Homes Corp. (a).........................  5,206       258,894
    California Coastal Communities, Inc................  2,667       104,626
    Capital Lease Funding, Inc. (REIT).................  7,524        79,228
    Capital Trust, Inc. (REIT) (a).....................  4,803       140,632
    Cedar Shopping Centers, Inc. (REIT) (a)............  5,543        77,990
    Colonial Properties Trust (REIT)................... 14,140       593,597
    Columbia Equity Trust, Inc. (a)....................  5,014        80,976
    Commercial Net Lease Realty (REIT)................. 18,295       372,669
    Consolidated Tomoka Land Co........................  2,042       144,778
    Corporate Office Properties Trust (REIT) (a).......  9,448       335,782
    Correctional Properties Trust (REIT)...............  3,708        99,634
    Corrections Corp. of America....................... 13,049       586,813
    Cousins Properties, Inc. (REIT).................... 12,745       360,683
    CRIIMIi Mae, Inc. (REIT)...........................  5,231       103,574
    Deerfield Triarc Capital Corp......................  7,937       108,737
    Diamondrock Hospitality Co. (REIT) (a).............  8,350        99,866
    Digital Reality Trust, Inc. (REIT).................  4,031        91,222
    EastGroup Properties, Inc. (REIT)..................  7,662       346,016
    Education Realty Trust, Inc. (REIT) (a)............  6,499        83,772
    Entertainment Properties Trust (REIT)..............  8,278       337,328
    Equity Inns, Inc. (REIT)........................... 16,699       226,271
    Equity Lifestyle Properties, Inc. (REIT) (a).......  6,932       308,474
    Equity One, Inc. (REIT) (a)........................ 12,479       288,514
    Extra Space Storage, Inc. (REIT) (a)............... 12,789       196,951
    FelCor Lodging Trust, Inc. (REIT) (a).............. 18,657       321,087
    Fieldstone Investment Corp. (REIT) (a)............. 16,134       191,349
    First Industrial Realty Trust, Inc. (REIT) (a)..... 14,343       552,205
    First Potomac Realty Trust (REIT) (a)..............  6,710       178,486
    Getty Realty Corp. (REIT)..........................  6,406       168,414
    Glenborough Realty Trust, Inc. (REIT).............. 10,576       191,426
    Glimcher Realty Trust (REIT) (a)................... 12,905       313,850
    GMH Communities Trust (REIT) (a)................... 13,528       209,819
    Government Properties Trust, Inc. (REIT) (a).......  6,482        60,477
    Gramercy Capital Corp. (REIT) (a)..................  7,178       163,515
    Heritage Property Investment Trust, Inc. (REIT) (a)  8,714       291,048
    Hersha Hospitality Trust (REIT) (a)................  7,032        63,358
    Highland Hospitality Corp. (REIT).................. 15,896       175,651
    Highwoods Properties, Inc. (REIT) (a).............. 17,855       507,975
    Home Properties of New York, Inc. (REIT)........... 10,639       434,071
    HomeBanc Corp. (REIT) (a).......................... 18,606       139,173
    IMPAC Mortage Holdings, Inc. (REIT) (a)............ 24,160       227,346
    Inland Real Estate Corp. (REIT) (a)................ 21,831       322,880
    Innkeepers USA Trust (REIT)........................ 14,497       231,952
    Investors Real Estate Trust (REIT) (a)............. 17,823       164,506
    Jer Investors Trust, Inc. (REIT)...................  3,883        65,817
    Jones Lang LaSalle, Inc. (a) (b)................... 11,373       572,631
    Kilroy Realty Corp. (REIT) (a)..................... 10,144       627,914
    Kite Realty Group Trust (REIT).....................  9,572       148,079
    La Quinta Corp. (b)................................ 67,221       748,842
    LaSalle Hotel Properties (REIT).................... 10,950       402,084

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-249

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


     SECURITY DESCRIPTION                              SHARES    VALUE*
     ----------------------------------------------------------------------

     REAL ESTATE--(CONTINUED)
     Levitt Corp. (Class A) (b).......................  5,017 $     114,087
     Lexington Corporate Properties Trust (REIT)...... 17,179       365,913
     LTC Properties, Inc. (REIT)......................  7,156       150,491
     Luminent Mortgage Capital, Inc. (REIT)........... 11,837        88,896
     Maguire Properties, Inc. (REIT) (a).............. 12,924       399,352
     MeriStar Hospitality Corp. (REIT)................ 27,812       261,433
     MFA Mortgage Investment, Inc. (REIT)............. 29,829       170,025
     Mid-America Apartment Communities, Inc. (REIT)...  6,376       309,236
     National Health Investors, Inc. (REIT)...........  8,588       222,944
     Nationwide Health Properties, Inc. (REIT)........ 22,143       473,860
     Newcastle Investment Corp. (REIT) (a)............ 14,161       351,901
     Novastar Financial, Inc. (REIT) (a)..............  8,758       246,187
     Omega Healthcare Investors, Inc. (REIT).......... 19,318       243,214
     Parkway Properties, Inc. (REIT)..................  4,727       189,742
     Pennsylvania Real Estate Investment Trust (REIT). 11,776       439,951
     Post Properties, Inc. (REIT)..................... 14,108       563,615
     Potlatch Corp. (REIT) (a)........................  9,339       476,102
     Prentiss Properties Trust (REIT) (a)............. 15,516       631,191
     PS Business Parks, Inc. (REIT)...................  6,192       304,646
     RAIT Investment Trust (REIT).....................  9,571       248,080
     Ramco-Gershenson Property Trust (REIT)...........  4,666       124,349
     Redwood Trust, Inc. (REIT).......................  7,551       311,554
     Saul Centers, Inc. (REIT)........................  3,616       130,538
     Saxon Capital, Inc. (REIT)....................... 17,480       198,048
     Senior Housing Properties Trust (REIT)........... 19,341       327,056
     Sizeler Property Investments, Inc. (REIT)........  6,314        81,135
     Sovran Self Storage, Inc. (REIT).................  6,174       289,993
     Spirit Finance Corp. (REIT) (a).................. 21,677       246,034
     Strategic Hotel Capital, Inc. (REIT)............. 13,072       269,022
     Sun Communities, Inc. (REIT).....................  6,120       192,168
     Sunstone Hotel Investors, Inc. (REIT)............ 10,529       279,756
     Tanger Factory Outlet Centers, Inc. (REIT)....... 10,384       298,436
     Tarragon Corp. (a)...............................  3,386        69,819
     Taubman Centers, Inc. (REIT)..................... 16,556       575,321
     The Town & Country Trust (REIT) (a)..............  5,764       194,881
     Trammell Crow Co................................. 11,326       290,512
     Trustreet Properties, Inc. (REIT) (a)............ 19,005       277,853
     U-Store-It Trust (REIT) (a)...................... 14,075       296,279
     Universal Health Realty Income Trust, Inc. (REIT)  3,614       113,263
     Urstadt Biddle Properties, Inc. (REIT)...........  6,696       108,542
     Washington Real Estate Investment Trust (REIT)... 13,659       414,551
     Williams Scotsman International, Inc.............  5,073        87,814
     Winston Hotels, Inc. (REIT)......................  7,812        77,339
                                                              -------------
                                                                 28,572,961
                                                              -------------

     ROAD & RAIL--1.2%
     AMERCO (a).......................................  4,098       295,261
     Arkansas Best Corp...............................  8,714       380,628
     Dollar Thrifty Automotive Group, Inc. (b)........  8,318       300,030
     Florida East Coast Indiana, Inc. (a)............. 11,922       505,135
     GATX Corp. (a)................................... 15,791       569,739
     Genesee & Wyoming, Inc. (b)......................  7,665       287,821
     Heartland Express, Inc. (a)...................... 14,851       301,327
     Kansas City Southern Industries, Inc. (a)........ 26,993       659,439
     Knight Transportation, Inc....................... 19,575       405,790
     Marten Transport, Ltd. (b).......................  4,728        86,144

     SECURITY DESCRIPTION                            SHARES     VALUE*
     ---------------------------------------------------------------------

     ROAD & RAIL--(CONTINUED)
     Old Dominion Freight Line, Inc. (b)............   9,838 $     265,429
     Pacer International, Inc.......................  12,230       318,714
     RailAmerica, Inc. (b)..........................  12,004       131,924
     SCS Transportation, Inc........................   4,969       105,591
     SIRVA, Inc. (a)................................   7,934        63,472
     Werner Enterprises, Inc. (a)...................  17,606       346,838
                                                             -------------
                                                                 5,023,282
                                                             -------------

     SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--4.1%
     Actel Corp. (a) (b)............................   8,453       107,607
     Adaptec, Inc...................................  38,048       221,439
     ADE Corp. (b)..................................   3,170        76,270
     Advanced Energy Industries, Inc. (a) (b).......  10,550       124,807
     AMIS Holdings, Inc. (a) (b)....................  14,418       153,552
     Amkor Technology, Inc. (a).....................  33,013       184,873
     Applied Micro Circuits Corp. (a) (b)........... 100,216       257,555
     Asyst Technologies, Inc........................  16,323        93,368
     Atmel Corp. (a) (b)............................ 136,160       420,734
     ATMI, Inc. (a) (b).............................  11,995       335,500
     August Technology Corp.........................   6,343        69,710
     Axcelis Technologies, Inc. (a) (b).............  34,912       166,530
     Brooks Automation, Inc. (b)....................  25,649       321,382
     Cabot Microelectronics Corp. (a) (b)...........   7,983       234,141
     Cirrus Logic, Inc..............................  34,721       231,936
     Cohu, Inc......................................   6,914       158,123
     Conexant Systems, Inc.......................... 153,507       346,926
     Credence Systems Corp. (a) (b).................  30,021       208,946
     Cymer, Inc. (a) (b)............................  12,096       429,529
     Cypress Semiconductor Corp. (a) (b)............  46,130       657,353
     Diodes, Inc. (a) (b)...........................   5,726       177,792
     Emcore Corp. (a)...............................  11,756        87,230
     Entegris, Inc. (b).............................  38,021       358,158
     Exar Corp. (a) (b).............................  14,200       177,784
     Fairchild Semiconductor International, Inc. (b)  42,228       714,075
     FEI Co. (a)....................................   7,395       141,762
     FormFactor, Inc. (b)...........................  10,987       268,412
     Genesis Microchip, Inc. (a)....................  12,064       218,238
     Integrated Device Technology, Inc. (a) (b).....  66,828       880,793
     Integrated Silicon Solution, Inc. (b)..........  12,062        77,679
     IXYS Corp. (a).................................   6,862        80,217
     Kulicke & Soffa Industries, Inc. (a)...........  17,667       156,176
     Lattice Semiconductor Corp. (a) (b)............  35,882       155,010
     LTX Corp. (b)..................................  20,347        91,562
     Mattson Technology, Inc. (b)...................  13,025       131,032
     Micrel, Inc. (a) (b)...........................  21,960       254,736
     Microsemi Corp. (b)............................  20,544       568,247
     Microtune, Inc. (a) (b)........................  16,160        67,387
     MIPS Technologies, Inc. (a)....................  13,635        77,447
     MKS Instruments, Inc...........................  10,424       186,485
     Monolithic Power Systems (a)...................   6,010        90,090
     MPS Group, Inc. (b)............................  33,626       459,667
     Netlogic Microsystems, Inc. (a) (b)............   3,618        98,554
     OmniVision Technologies, Inc. (a) (b)..........  18,388       367,024
     ON Semiconductor Corp. (a).....................  46,738       258,461
     PDF Solutions, Inc.............................   5,114        83,103
     Pericom Semiconductor Corp. (b)................   6,962        55,487

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-250

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


       SECURITY DESCRIPTION                         SHARES    VALUE*
       -----------------------------------------------------------------

       SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--(CONTINUED)
       Photronics, Inc. (b)........................ 12,688 $     191,081
       Pixelworks, Inc............................. 13,479        68,473
       PLX Technology, Inc.........................  8,321        71,561
       PMC-Sierra, Inc. (a) (b).................... 58,185       448,606
       PortalPlayer, Inc. (a) (b)..................  5,102       144,489
       Power Integrations, Inc. (a) (b)............  9,121       217,171
       Rambus, Inc. (a)............................ 32,143       520,395
       RF Micro Devices, Inc. (a) (b).............. 60,946       329,718
       Semtech Corp. (b)........................... 23,840       435,318
       Sigmatel, Inc. (a).......................... 11,630       152,353
       Silicon Image, Inc.......................... 24,117       218,259
       Silicon Laboratories, Inc. (a) (b).......... 15,406       564,784
       Silicon Storage Technology, Inc. (a) (b).... 28,215       142,486
       Sirf Technology Holdings, Inc. (a).......... 11,511       343,028
       Skyworks Solutions, Inc. (a) (b)............ 53,229       270,936
       Standard Microsystems Corp..................  7,078       203,068
       Supertex, Inc...............................  3,144       139,122
       Tessera Technologies, Inc. (b).............. 14,179       366,527
       Trident Microsystems, Inc. (a) (b).......... 16,592       298,656
       TriQuint Semiconductor, Inc. (a) (b)........ 47,255       210,285
       Ultratech Stepper, Inc. (a).................  7,164       117,633
       Varian Semiconductor Equipment, Inc. (a) (b) 12,816       563,007
       Vitesse Semiconductor Corp. (a)............. 72,887       139,943
       Volterra Semiconductor Corp. (a) (b)........  5,501        82,515
       Zoran Corp. (b)............................. 14,401       233,440
                                                           -------------
                                                              17,555,743
                                                           -------------

       SOFTWARE--3.3%
       Advent Software, Inc. (b)...................  7,677       221,942
       Agile Software Corp. (a) (b)................ 16,292        97,426
       Ansoft Corp. (a)............................  2,320        78,996
       ANSYS, Inc.................................. 10,174       434,328
       Aspen Technology, Inc. (a).................. 12,519        98,274
       Blackbaud, Inc..............................  3,725        63,623
       Blackboard, Inc.............................  6,033       174,836
       Borland Software Corp. (a) (b).............. 30,430       198,708
       Bottomline Technologies, Inc. (b)...........  4,425        48,764
       Cognex Corp................................. 13,827       416,054
       Concur Technologies, Inc. (a)............... 12,754       164,399
       Dendrite International, Inc................. 13,945       200,947
       Eclipsys Corp. (a).......................... 13,688       259,114
       Emageon, Inc. (a)...........................  5,185        82,442
       Entrust, Inc. (b)........................... 19,762        95,648
       Epicor Software Corp. (a)................... 17,286       244,251
       EPIQ System, Inc. (a).......................  4,544        84,246
       Faro Technologies, Inc. (a).................  3,508        70,160
       Gartner, Inc. (Class A) (a) (b)............. 21,483       277,131
       Informatica Corp. (a) (b)................... 27,709       332,508
       Internet Security Systems, Inc.............. 15,185       318,126
       Intervoice, Inc. (a) (b).................... 11,469        91,293
       Jack Henry & Associates, Inc................ 23,474       447,884
       JDA Software Group, Inc. (a)................  9,424       160,302
       KFX, Inc. (a)............................... 18,947       324,183
       Kronos, Inc................................. 10,723       448,865
       Lawson Software, Inc. (a)................... 18,216       133,888
       Macrovision Corp. (a) (b)................... 17,819       298,112

    SECURITY DESCRIPTION                               SHARES    VALUE*
    -----------------------------------------------------------------------

    SOFTWARE--(CONTINUED)
    Magma Design Automation, Inc. (a)................. 11,783 $      99,095
    Manhattan Associates, Inc.........................  9,679       198,226
    MapInfo Corp. (a).................................  6,753        85,155
    Mentor Graphics Corp. (a) (b)..................... 27,351       282,809
    Merge Technologies, Inc...........................  6,036       151,141
    Micromuse, Inc. (a) (b)........................... 25,452       251,720
    MICROS Systems, Inc. (a) (b)...................... 13,491       651,885
    MicroStrategy, Inc. (a)...........................  5,300       438,522
    MRO Software, Inc. (b)............................  6,430        90,277
    Nuance Communications, Inc........................ 36,280       276,816
    Open Solutions, Inc. (a) (b)......................  6,470       148,292
    Parametric Technology Corp. (b)................... 90,003       549,018
    Progress Software Corp. (b)....................... 13,295       377,312
    Quality Systems, Inc..............................  3,055       234,502
    Quest Software, Inc. (a) (b)...................... 20,843       304,099
    Radiant Systems, Inc. (b).........................  7,742        94,143
    RadiSys Corp. (a).................................  9,234       160,118
    RSA Security, Inc. (b)............................ 22,826       256,336
    Saflink Corp......................................      1             1
    SeaChange International, Inc......................  7,904        62,442
    Secure Computing Corp. (a)........................ 12,086       148,174
    Serena Software, Inc. (a) (b).....................  8,957       209,952
    SPSS, Inc.........................................  6,730       208,159
    TALX Corp.........................................  6,732       307,720
    The Ultimate Software Group, Inc. (a) (b).........  7,564       144,246
    THQ, Inc. (a) (b)................................. 20,838       496,986
    TIBCO Software, Inc. (b).......................... 69,682       520,525
    TradeStation Group, Inc...........................  7,150        88,517
    Transaction Systems Architects, Inc. (Class A) (b) 13,394       385,613
    Vasco Data Security International, Inc. (a).......  8,104        79,905
    Verifone Holdings, Inc. (a).......................  8,244       208,573
    Verint Systems, Inc...............................  5,380       185,449
    Wind River Systems, Inc. (b)...................... 22,271       328,943
    Witness Systems, Inc..............................  8,377       164,776
                                                              -------------
                                                                 14,055,897
                                                              -------------

    SPECIALTY RETAIL--3.3%
    A.C. Moore Arts & Crafts, Inc. (a) (b)............  4,205        61,183
    Aaron Rents, Inc. (Class B) (a)................... 12,801       269,845
    Aeropostale, Inc. (a) (b)......................... 18,468       485,708
    Asbury Automotive Group, Inc......................  3,985        65,593
    Big 5 Sporting Goods Corp. (a)....................  6,591       144,277
    Blockbuster, Inc. (a)............................. 61,306       229,897
    Buckle, Inc.......................................  3,295       106,231
    Building Materials Holdings Corp. (a).............  4,417       301,284
    Cabelas, Inc. (a)................................. 10,048       166,797
    Cache, Inc........................................  4,177        72,346
    Cato Corp.........................................  9,699       208,044
    Charlotte Russe Holding, Inc. (b).................  4,248        88,486
    Charming Shoppes, Inc. (a)........................ 40,240       531,168
    Christopher & Banks Corp.......................... 11,991       225,191
    Cost Plus, Inc. (a) (b)...........................  7,641       131,043
    CSK Auto Corp..................................... 14,942       225,325
    Dress Barn, Inc. (a)..............................  8,168       315,366
    DSW, Inc. (a).....................................  3,628        95,126
    GameStop Corp. (Class A) (a) (b).................. 17,871       568,655

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-251

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


     SECURITY DESCRIPTION                             SHARES    VALUE*
     ---------------------------------------------------------------------

     SPECIALTY RETAIL--(CONTINUED)
     Genesco, Inc. (a)...............................  8,778 $     340,499
     Group 1 Automotive, Inc. (b)....................  7,642       240,188
     Guitar Center, Inc. (b).........................  8,639       432,036
     Haverty Furniture Cos., Inc.....................  5,275        67,995
     Hibbett Sporting Goods, Inc. (a) (b)............ 13,482       383,967
     Hot Topic, Inc. (a) (b)......................... 13,967       199,030
     Jo Ann Stores, Inc. (a).........................  6,543        77,207
     JoS. A. Bank Clothiers, Inc. (a)................  4,389       190,526
     Linens 'N Things, Inc. (a) (b).................. 15,869       422,115
     Lithia Motors, Inc..............................  6,487       203,951
     MarineMax, Inc. (a) (b).........................  6,019       190,020
     Monro Muffler Brake, Inc........................  3,183        96,509
     Pacific Sunwear of California, Inc. (b)......... 26,586       662,523
     Payless Shoesource, Inc. (b).................... 22,806       572,431
     Pep Boys-Manny Moe & Jack (a)................... 18,411       274,140
     PETCO Animal Supplies, Inc. (a)................. 18,547       407,107
     Pier 1 Imports, Inc. (a)........................ 27,800       242,694
     Rush Enterprises, Inc...........................  6,903       102,717
     Select Comfort Corp. (a)........................ 11,658       318,846
     Sonic Automotive, Inc. (a)......................  9,745       217,119
     Stage Stores, Inc...............................  9,046       269,390
     The Children's Place Retail Stores, Inc. (a) (b)  8,051       397,880
     The Finish Line, Inc. (Class A)................. 13,612       237,121
     The Gymboree Corp. (a) (b)......................  9,692       226,793
     The Sports Authority, Inc. (a) (b)..............  8,398       261,430
     The Talbots, Inc................................  7,453       207,342
     Too, Inc........................................ 12,243       345,375
     Tractor Supply Co. (b).......................... 11,010       582,869
     United Auto Group, Inc. (a).....................  8,673       331,309
     United Rentals, Inc. (a) (b).................... 21,786       509,575
     West Marine, Inc. (a) (b).......................  3,991        55,794
     Wet Seal, Inc................................... 14,364        63,776
     Zale Corp....................................... 18,118       455,668
                                                             -------------
                                                                13,877,507
                                                             -------------

     TEXTILES, APPAREL & LUXURY GOODS--1.2%
     Brown Shoe Co., Inc.............................  6,358       269,770
     Carter's, Inc. (a) (b)..........................  6,924       407,477
     Charles & Colvard, Ltd. (a).....................  4,112        83,062
     Cherokee, Inc...................................  2,327        80,026
     Deckers Outdoor Corp. (a).......................  3,013        83,219
     Ellis Perry International, Inc. (a).............  3,213        61,047
     Fossil, Inc. (a) (b)............................ 15,664       336,933
     Guess?, Inc. (a) (b)............................  6,927       246,601
     Hartmarx Corp. (a)..............................  7,913        61,801
     K-Swiss, Inc. (a)...............................  9,537       309,380
     Kellwood Co. (a)................................  9,059       216,329
     Kenneth Cole Productions, Inc...................  2,769        70,610
     Movado Group, Inc...............................  6,074       111,154
     New York & Co., Inc. (a)........................  6,941       147,149
     Oxford Industries, Inc. (a).....................  5,594       305,992
     Phillips-Van Heusen Corp........................ 12,223       396,025
     Russell Corp. (a)............................... 13,512       181,872
     Skechers U. S. A., Inc..........................  6,446        98,753
     Steven Madden, Ltd..............................  4,601       134,487
     Stride Rite Corp. (a)........................... 13,783       186,897

          SECURITY DESCRIPTION                   SHARES    VALUE*
          -----------------------------------------------------------

          TEXTILES, APPAREL & LUXURY GOODS--(CONTINUED)
          The Warnaco Group, Inc. (b)........... 17,294 $     462,096
          Under Armour, Inc. (a) (b)............  3,766       144,275
          UniFirst Corp.........................  3,018        93,860
          Wolverine World Wide, Inc. (a)........ 19,941       447,875
                                                        -------------
                                                            4,936,690
                                                        -------------

          TOBACCO--0.2%
          Alliance One International, Inc. (a).. 28,481       111,076
          Schweitzer-Mauduit International, Inc.  5,245       129,971
          Universal Corp........................  8,916       386,598
          Vector Group, Ltd. (a)................  9,335       169,617
                                                        -------------
                                                              797,262
                                                        -------------

          TRADING COMPANIES & DISTRIBUTORS--0.3%
          Hughes Supply, Inc. (a)............... 22,942       822,471
          NuCo2, Inc. (b).......................  5,122       142,801
          UAP Holdings Corp. (b)................ 10,963       223,864
                                                        -------------
                                                            1,189,136
                                                        -------------

          WATER UTILITIES--0.2%
          American State Water Co. (a)..........  6,801       209,471
          California Water Service Group........  5,594       213,859
          Connecticut Water Service, Inc........  2,736        67,059
          Middlesex Water Co. (a)...............  3,736        64,782
          SJW Corp..............................  2,310       105,105
          Southwest Water Co. (a)...............  5,789        82,836
                                                        -------------
                                                              743,112
                                                        -------------

          WIRELESS TELECOMMUNICATION SERVICES--0.5%
          Centennial Communications Corp. (a)...  7,173       111,325
          Dobson Communications Corp............ 37,234       279,255
          JAMDAT Mobile, Inc. (b)...............  3,936       104,619
          Novatel Wireless, Inc. (a) (b)........  9,676       117,176
          Price Communications Corp. (a)........ 14,751       219,348
          SBA Communications Corp. (b).......... 28,406       508,468
          Syniverse Holdings, Inc...............  6,127       128,054
          UbiquiTel, Inc. (b)................... 22,591       223,425
          USA Mobility, Inc. (a)................  8,939       247,789
          Wireless Facilities, Inc. (a) (b)..... 15,443        78,759
                                                        -------------
                                                            2,018,218
                                                        -------------
          Total Common Stock
           (Identified Cost $331,438,336).......          404,316,533
                                                        -------------

          RIGHTS--0.0%
          -----------------------------------------------------------

          COMMERCIAL BANKS--0.0%
          Bank United Corp. (d).................  4,713             0
                                                        -------------
          Total Rights
           (Identified Cost $1,602).............                    0
                                                        -------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-252

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

SHORT TERM INVESTMENTS--4.6%

                                                  FACE
         SECURITY DESCRIPTION                    AMOUNT       VALUE*
         --------------------------------------------------------------

         DISCOUNT NOTES--4.6%
         Federal Home Loan Bank
          3.350%, 01/03/06.................... $ 1,800,000 $  1,799,665
         Federal National Mortgage Association
          0.010%, 03/22/06....................  17,500,000   17,332,389
          4.310%, 03/22/06....................     400,000      396,169
                                                           ------------
         Total Short Term Investments
          (Amortized Cost $19,528,223)........               19,528,223
                                                           ------------
         Total Investments--99.8%
          (Identified Cost $350,968,161) (e)..              423,844,756
         Other assets less liabilities........                  800,132
                                                           ------------
         TOTAL NET ASSETS--100%...............             $424,644,888
                                                           ============

(a) A PORTION OR ALL OF THE SECURITY WAS HELD ON LOAN. AS OF DECEMBER 31, 2005, THE MARKET VALUE OF SECURITIES LOANED WAS $106,411,907 AND THE COLLATERAL RECEIVED CONSISTED OF CASH IN THE AMOUNT OF $110,057,861 AND SECURITIES WITH A MARKET VALUE OF $9,576.
(b)  NON-INCOME PRODUCING.
(c) NON-INCOME PRODUCING; ISSUER FILED UNDER CHAPTER 11 OF THE FEDERAL BANKRUPTCY CODE.
(d)  ZERO VALUED SECURITY.
(e) THE AGGREGATE COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES AS OF DECEMBER 31, 2005 WAS $350,532,245 AND THE COMPOSITION OF UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENT SECURITIES WAS $99,452,741 AND $(26,140,230), RESPECTIVELY.
(REIT)--A REAL ESTATE INVESTMENT TRUST IS A POOLED INVESTMENT VEHICLE THAT INVESTS PRIMARILY IN INCOME-PRODUCING REAL ESTATE OR REAL ESTATE RELATED LOANS OR INTEREST.
FUTURES CONTRACTS

                                                                                 NET
                                       NUMBER OF  CONTRACT   VALUATION AS OF  UNREALIZED
FUTURES CONTRACTS LONG EXPIRATION DATE CONTRACTS   AMOUNT      12/31/2005    DEPRECIATION
---------------------- --------------- --------- ----------- --------------- ------------
  Russell 2000 Index..    3/16/2006       57     $19,630,985   $19,331,550    $(299,435)
                                                                              =========

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-253

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO



STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2005

     ASSETS
       Investments at value.....................              $423,844,756
       Cash.....................................                   228,498
       Collateral for securities loaned.........               110,057,861
       Receivable for:
        Securities sold.........................                   555,763
        Fund shares sold........................                   962,645
        Accrued interest and dividends..........                   500,481
                                                              ------------
         Total Assets...........................               536,150,004
     LIABILITIES
       Payable for:
        Fund shares redeemed.................... $    844,008
        Securities purchased....................      336,000
        Futures variation margin................       52,155
        Withholding taxes.......................          293
        Return of collateral for securities
         loaned.................................  110,057,861
       Accrued expenses:
        Management fees.........................       88,958
        Service and distribution fees...........       29,887
        Other expenses..........................       95,954
                                                 ------------
         Total Liabilities......................               111,505,116
                                                              ------------
     NET ASSETS.................................              $424,644,888
                                                              ============
       Net Assets Consists of:
        Capital paid in.........................              $329,615,810
        Undistributed net investment income.....                 3,591,625
        Accumulated net realized gains..........                18,860,293
        Unrealized appreciation on investments
         and futures contracts..................                72,577,160
                                                              ------------
     NET ASSETS.................................              $424,644,888
                                                              ============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per
      share ($266,467,356 divided by
      19,139,155 shares outstanding)............              $      13.92
                                                              ============
     CLASS B
     Net asset value and redemption price per
      share ($108,688,968 divided by
      7,918,039 shares outstanding).............              $      13.73
                                                              ============
     CLASS E
     Net asset value and redemption price per
      share ($49,488,564 divided by
      3,568,758 shares outstanding).............              $      13.87
                                                              ============
     Identified cost of investments.............              $350,968,161
                                                              ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2005

     INVESTMENT INCOME
       Dividends..............................              $ 4,828,468(a)
       Interest...............................                  934,666(b)
                                                            -----------
                                                              5,763,134
     EXPENSES
       Management fees........................ $   989,178
       Service and distribution fees--Class B.     230,757
       Service and distribution fees--Class E.      74,830
       Directors' fees and expenses...........      22,264
       Custodian..............................     251,964
       Audit and tax services.................      20,631
       Legal..................................      10,271
       Printing...............................     101,219
       Insurance..............................       7,573
       Miscellaneous..........................      11,785
                                               -----------
       Total expenses.........................   1,720,472
       Management fee waivers.................     (19,099)   1,701,373
                                               -----------  -----------
     NET INVESTMENT INCOME....................                4,061,761
                                                            -----------
     REALIZED AND UNREALIZED GAIN (LOSS)
     Realized gain on:
       Investments--net.......................  17,300,043
       Futures contracts--net.................   1,552,660   18,852,703
                                               -----------
     Unrealized depreciation on:
       Investments--net.......................  (2,926,860)
       Futures contracts--net.................    (855,815)  (3,782,675)
                                               -----------  -----------
     Net gain.................................               15,070,028
                                                            -----------
     NET INCREASE IN NET ASSETS
      FROM OPERATIONS.........................              $19,131,789
                                                            ===========

(a)NET OF FOREIGN TAXES OF $2,545.
(b)INCLUDES INCOME ON SECURITIES LOANED OF $381,292.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-254

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS



                                                           YEAR ENDED    YEAR ENDED
                                                          DECEMBER 31,  DECEMBER 31,
                                                              2005          2004
                                                          ------------  ------------
FROM OPERATIONS
  Net investment income.................................. $  4,061,761  $  3,056,080
  Net realized gain......................................   18,852,703    17,957,817
  Unrealized appreciation (depreciation).................   (3,782,675)   34,166,564
                                                          ------------  ------------
  INCREASE IN NET ASSETS FROM OPERATIONS.................   19,131,789    55,180,461
                                                          ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A..............................................   (1,954,701)   (1,105,498)
    Class B..............................................     (488,212)     (167,111)
    Class E..............................................     (312,859)     (228,581)
                                                          ------------  ------------
                                                            (2,755,772)   (1,501,190)
                                                          ------------  ------------
   Net realized gain
    Class A..............................................   (9,570,659)            0
    Class B..............................................   (3,378,427)            0
    Class E..............................................   (1,910,282)            0
                                                          ------------  ------------
                                                           (14,859,368)            0
                                                          ------------  ------------
  TOTAL DISTRIBUTIONS....................................  (17,615,140)   (1,501,190)
                                                          ------------  ------------
  INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   40,847,816    33,887,460
                                                          ------------  ------------
  TOTAL INCREASE IN NET ASSETS...........................   42,364,465    87,566,731

NET ASSETS
  Beginning of the period................................  382,280,423   294,713,692
                                                          ------------  ------------
  End of the period...................................... $424,644,888  $382,280,423
                                                          ============  ============
UNDISTRIBUTED NET INVESTMENT INCOME
  End of the period...................................... $  3,591,625  $  2,698,147
                                                          ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                           YEAR ENDED                YEAR ENDED
                                                        DECEMBER 31, 2005         DECEMBER 31, 2004
                                                    ------------------------  ------------------------
                                                      SHARES          $         SHARES          $
                                                    ----------  ------------  ----------  ------------
CLASS A
  Sales............................................  5,597,156  $ 75,005,236   5,366,732  $ 67,037,890
  Reinvestments....................................    954,877    11,525,360      87,116     1,105,498
  Redemptions...................................... (5,607,025)  (75,079,788) (5,397,670)  (67,177,189)
                                                    ----------  ------------  ----------  ------------
  Net increase.....................................    945,008  $ 11,450,808      56,178  $    966,199
                                                    ==========  ============  ==========  ============
CLASS B
  Sales............................................  3,691,555  $ 48,607,976   3,236,659  $ 40,091,574
  Reinvestments....................................    324,382     3,866,639      13,326       167,111
  Redemptions...................................... (1,619,780)  (21,494,922) (1,109,001)  (13,697,642)
                                                    ----------  ------------  ----------  ------------
  Net increase.....................................  2,396,157  $ 30,979,693   2,140,984  $ 26,561,043
                                                    ==========  ============  ==========  ============
CLASS E
  Sales............................................    806,060  $ 10,769,340   2,523,456  $ 31,408,820
  Reinvestments....................................    184,800     2,223,141      18,070       228,581
  Redemptions...................................... (1,081,292)  (14,575,166) (2,076,459)  (25,277,183)
                                                    ----------  ------------  ----------  ------------
  Net increase (decrease)..........................    (90,432) $ (1,582,685)    465,067  $  6,360,218
                                                    ==========  ============  ==========  ============
  Increase derived from capital share transactions.  3,250,733  $ 40,847,816   2,662,229  $ 33,887,460
                                                    ==========  ============  ==========  ============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-255

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS



                                                         CLASS A
                               -------------------------------------------------------
                                                 YEAR ENDED DECEMBER 31,
                               -------------------------------------------------------
                                 2005      2004      2003      2002           2001
                               --------  --------  --------  --------  -------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD....................... $  14.01  $  11.95  $   8.25  $  10.43       $  10.37
                               --------  --------  --------  --------       --------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income........     0.14      0.12      0.08      0.08           0.10
 Net realized and unrealized
   gain (loss) of investments.     0.40      2.00      3.69     (2.20)         (0.01)
                               --------  --------  --------  --------       --------
 Total from investment
   operations.................     0.54      2.12      3.77     (2.12)          0.09
                               --------  --------  --------  --------       --------
LESS DISTRIBUTIONS
 Distributions from net
   investment income..........    (0.11)    (0.06)    (0.07)    (0.05)         (0.03)
 Distributions from net
   realized capital gains.....    (0.52)     0.00      0.00     (0.01)          0.00
                               --------  --------  --------  --------       --------
 Total distributions..........    (0.63)    (0.06)    (0.07)    (0.06)         (0.03)
                               --------  --------  --------  --------       --------
NET ASSET VALUE, END OF PERIOD $  13.92  $  14.01  $  11.95  $   8.25       $  10.43
                               ========  ========  ========  ========       ========
TOTAL RETURN (%)..............      4.5      17.8      46.1     (20.5)           0.9
Ratio of operating expenses
 to average net assets (%)....     0.35      0.37      0.47      0.49           0.55
Ratio of operating expenses
 to average net assets
 without giving effect to the
 contractual expense
 agreement would have been (%)     0.36        --        --        --           0.56
Ratio of net investment
 income to average net assets
 (%)..........................     1.10      0.97      0.89      0.99           1.03
Portfolio turnover rate (%)...       39        39        42        53             47
Net assets, end of period
 (000)........................ $266,467  $254,898  $216,744  $131,184       $141,958

                                                         CLASS B
                               -------------------------------------------------------
                                                                       JANUARY 2, 2001/(A)/
                                       YEAR ENDED DECEMBER 31,               THROUGH
                               --------------------------------------     DECEMBER 31,
                                 2005      2004      2003      2002           2001
                               --------  --------  --------  --------  -------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD....................... $  13.82  $  11.80  $   8.16  $  10.33       $   9.84
                               --------  --------  --------  --------       --------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income........     0.10      0.08      0.05      0.05           0.06
 Net realized and unrealized
   gain (loss) of investments.     0.41      1.98      3.65     (2.17)          0.46
                               --------  --------  --------  --------       --------
 Total from investment
   operations.................     0.51      2.06      3.70     (2.12)          0.52
                               --------  --------  --------  --------       --------
LESS DISTRIBUTIONS
 Distributions from net
   investment income..........    (0.08)    (0.04)    (0.06)    (0.04)         (0.03)
 Distributions from net
   realized capital gains.....    (0.52)     0.00      0.00     (0.01)          0.00
                               --------  --------  --------  --------       --------
 Total distributions..........    (0.60)    (0.04)    (0.06)    (0.05)         (0.03)
                               --------  --------  --------  --------       --------
NET ASSET VALUE, END OF PERIOD $  13.73  $  13.82  $  11.80  $   8.16       $  10.33
                               ========  ========  ========  ========       ========
TOTAL RETURN (%)..............      4.3      17.4      45.7     (20.6)           5.3 (b)
Ratio of operating expenses
 to average net assets (%)....     0.60      0.62      0.72      0.74           0.80 (c)
Ratio of operating expenses
 to average net assets
 without giving effect to the
 contractual expense
 agreement would have been (%)     0.61        --        --        --           0.81 (c)
Ratio of net investment
 income to average net assets
 (%)..........................     0.87      0.77      0.64      0.79           0.83 (c)
Portfolio turnover rate (%)...       39        39        42        53             47
Net assets, end of period
 (000)........................ $108,689  $ 76,322  $ 39,911  $ 13,267       $  7,292

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-256

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS



                                                    CLASS E
                               ----------------------------------------------
                                                                  MAY 1, 2001/(A)/
                                    YEAR ENDED DECEMBER 31,           THROUGH
                               ---------------------------------   DECEMBER 31,
                                 2005     2004     2003    2002        2001
                               -------  -------  -------  ------  ---------------
NET ASSET VALUE, BEGINNING OF
 PERIOD....................... $ 13.95  $ 11.92  $  8.23  $10.42      $10.46
                               -------  -------  -------  ------      ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income........    0.13     0.09     0.07    0.07        0.01
 Net realized and unrealized
   gain (loss) of investments.    0.40     1.99     3.69   (2.20)      (0.05)
                               -------  -------  -------  ------      ------
 Total from investment
   operations.................    0.53     2.08     3.76   (2.13)      (0.04)
                               -------  -------  -------  ------      ------
LESS DISTRIBUTIONS
 Distributions from net
   investment income..........   (0.09)   (0.05)   (0.07)  (0.05)       0.00
 Distributions from net
   realized capital gains.....   (0.52)    0.00     0.00   (0.01)       0.00
                               -------  -------  -------  ------      ------
 Total distributions..........   (0.61)   (0.05)   (0.07)  (0.06)       0.00
                               -------  -------  -------  ------      ------
NET ASSET VALUE, END OF PERIOD $ 13.87  $ 13.95  $ 11.92  $ 8.23      $10.42
                               =======  =======  =======  ======      ======
TOTAL RETURN (%)..............     4.4     17.5     46.0   (20.6)       (0.4)(b)
Ratio of operating expenses
 to average net assets (%)....    0.50     0.52     0.62    0.64        0.70 (c)
Ratio of operating expenses
 to average net assets
 without giving effect to the
 contractual expense
 agreement would have been (%)    0.51       --       --      --        0.71 (c)
Ratio of net investment
 income to average net assets
 (%)..........................    0.95     0.82     0.74    1.08        1.58 (c)
Portfolio turnover rate (%)...      39       39       42      53          47
Net assets, end of period
 (000)........................ $49,489  $51,061  $38,059  $6,259      $    8

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-257

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--98.0% OF TOTAL NET ASSETS

       SECURITY DESCRIPTION                        SHARES      VALUE*
       ------------------------------------------------------------------

       AEROSPACE & DEFENSE--2.1%
       Aeroflex, Inc. (a).......................    201,500 $   2,166,125
       Armor Holdings, Inc. (a) (b).............     25,700     1,096,105
       Engineered Support Systems, Inc..........     45,975     1,914,399
       Herley Industries, Inc. (a)..............     17,800       293,878
       Mercury Computer Systems, Inc. (a).......     46,800       965,484
       MTC Technologies, Inc. (a) (b)...........     44,500     1,218,410
                                                            -------------
                                                                7,654,401
                                                            -------------

       AIR FREIGHT & LOGISTICS--1.4%
       Forward Air Corp.........................     36,900     1,352,385
       UTI Worldwide, Inc. (b)..................     42,600     3,954,984
                                                            -------------
                                                                5,307,369
                                                            -------------

       AIRLINES--1.2%
       AirTran Holdings, Inc. (a) (b)...........     42,300       678,069
       Frontier Airlines, Inc. (a) (b)..........     27,900       257,796
       SkyWest, Inc.............................    133,400     3,583,124
                                                            -------------
                                                                4,518,989
                                                            -------------

       AUTO COMPONENTS--0.4%
       Gentex Corp. (b).........................     84,300     1,643,850
                                                            -------------

       AUTOMOBILES--0.3%
       Thor Industries, Inc. (b)................     31,500     1,262,205
                                                            -------------

       BEVERAGES--0.2%
       Boston Beer, Inc. (a) (b)................     12,200       305,000
       Peet's Coffee & Tea, Inc. (a) (b)........     16,100       488,635
                                                            -------------
                                                                  793,635
                                                            -------------

       BIOTECHNOLOGY--5.8%
       Abgenix, Inc. (a) (b)....................     68,800     1,479,888
       Alkermes, Inc. (a) (b)...................     53,200     1,017,184
       Amylin Pharmaceuticals, Inc. (a) (b).....     22,600       902,192
       BioMarin Pharmaceutical, Inc. (a)........     34,800       375,144
       Cephalon, Inc. (a) (b)...................     12,173       788,080
       Charles River Laboratories International,
        Inc. (a) (b)............................     23,000       974,510
       Digene Corp. (a) (b).....................     59,600     1,738,532
       Exelixis, Inc. (a) (b)...................     42,800       403,176
       Gen-Probe, Inc. (a) (b)..................     27,500     1,341,725
       IDEXX Laboratories, Inc. (a).............     10,400       748,592
       Incyte Corp. (a) (b).....................    114,000       608,760
       Invitrogen Corp. (a).....................     27,100     1,805,944
       Martek Biosciences Corp. (a) (b).........     37,200       915,492
       Myogen, Inc. (a) (b).....................     21,100       636,376
       Neurocrine Biosciences, Inc. (a) (b).....     30,900     1,938,357
       Protein Design Laboratories, Inc. (a) (b)     85,700     2,435,594
       Senomyx, Inc. (a)........................     53,800       652,056
       Techne Corp. (a).........................     28,300     1,589,045
       Vertex Pharmaceuticals, Inc. (a) (b).....     31,870       881,843
                                                            -------------
                                                               21,232,490
                                                            -------------

       BUILDING PRODUCTS--0.9%
       Color Kinetics, Inc. (a) (b).............    117,100     1,685,069
       Interline Brands, Inc. (a) (b)...........      8,800       200,200

      SECURITY DESCRIPTION                          SHARES      VALUE*
      --------------------------------------------------------------------

      BUILDING PRODUCTS--(CONTINUED)
      Simpson Manufacturing, Inc. (b)............     24,600 $     894,210
      Trex Co., Inc. (a) (b).....................     18,800       527,340
                                                             -------------
                                                                 3,306,819
                                                             -------------

      CAPITAL MARKETS--2.3%
      Affiliated Managers Group, Inc. (a) (b)....     36,349     2,917,007
      Eaton Vance Corp. (b)......................     41,400     1,132,704
      Greenhill & Co., Inc. (b)..................     17,800       999,648
      IntercontinentalExchange, Inc. (a).........      9,200       334,420
      Investors Financial Services Corp. (b).....     28,300     1,042,289
      Raymond James Financial, Inc...............     52,200     1,966,374
                                                             -------------
                                                                 8,392,442
                                                             -------------

      CHEMICALS--0.4%
      Symyx Technologies, Inc. (a) (b)...........     58,300     1,591,007
                                                             -------------

      COMMERCIAL BANKS--1.6%
      Boston Private Financial Holdings, Inc. (b)     51,000     1,551,420
      East West Bancorp, Inc.....................     41,600     1,517,984
      SVB Financial Group (a)....................     22,400     1,049,216
      UCBH Holdings, Inc. (b)....................     90,800     1,623,504
                                                             -------------
                                                                 5,742,124
                                                             -------------

      COMMERCIAL SERVICES & SUPPLIES--5.4%
      ChoicePoint, Inc. (a)......................     48,133     2,142,400
      FactSet Research Systems, Inc. (b).........     32,100     1,321,236
      Global Cash Access, Inc. (a)...............     34,100       497,519
      Global Payments, Inc.......................     48,920     2,280,161
      Heartland Payment Systems, Inc. (a) (b)....     13,500       292,410
      Iron Mountain, Inc. (a) (b)................     36,975     1,561,085
      Kenexa Corp. (a)...........................     31,700       668,870
      Mine Safety Appliances Co. (b).............     33,400     1,209,414
      MoneyGram International, Inc. (b)..........     44,100     1,150,128
      Navigant Consulting, Inc. (a) (b)..........     36,800       808,864
      Stericycle, Inc. (a).......................     29,900     1,760,512
      The Corporate Executive Board Co. (b)......     53,500     4,798,950
      Waste Connections, Inc. (a) (b)............     43,800     1,509,348
                                                             -------------
                                                                20,000,897
                                                             -------------

      COMMUNICATIONS EQUIPMENT--2.6%
      ADTRAN, Inc................................     60,700     1,805,218
      Anaren, Inc. (a)...........................     16,500       257,895
      Avocent Corp. (a)..........................     15,125       411,249
      F5 Networks, Inc. (a) (b)..................     38,400     2,196,096
      Inter-Tel, Inc.............................     86,400     1,690,848
      Plantronics, Inc. (b)......................     62,000     1,754,600
      Polycom, Inc. (a) (b)......................     39,993       611,893
      Powerwave Technologies, Inc. (a) (b).......     75,100       944,007
                                                             -------------
                                                                 9,671,806
                                                             -------------

      COMPUTERS & PERIPHERALS--1.5%
      Applied Films Corp. (a) (b)................     18,500       384,245
      Avid Technology, Inc. (a) (b)..............     78,920     4,321,659
      Maxtor Corp. (a) (b).......................     70,200       487,188
      SBS Technologies, Inc. (a).................     48,400       487,388
                                                             -------------
                                                                 5,680,480
                                                             -------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-258

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


    SECURITY DESCRIPTION                             SHARES      VALUE*
    -----------------------------------------------------------------------

    CONSTRUCTION & ENGINEERING--0.2%
    Insituform Technologies, Inc. (a) (b).........     29,000 $     561,730
                                                              -------------

    DIVERSIFIED CONSUMER SERVICES--2.0%
    Bright Horizons Family Solutions, Inc. (a) (b)     58,400     2,163,720
    Corinthian Colleges, Inc. (a) (b).............     46,900       552,482
    Education Management Corp. (a)................     79,500     2,664,045
    ITT Educational Services, Inc. (a)............     36,700     2,169,337
                                                              -------------
                                                                  7,549,584
                                                              -------------

    DIVERSIFIED FINANCIAL SERVICES--0.3%
    CapitalSource, Inc. (b).......................     15,500       347,200
    Jackson Hewitt Tax Service, Inc...............     23,100       640,101
                                                              -------------
                                                                    987,301
                                                              -------------

    ELECTRICAL EQUIPMENT--0.2%
    II-VI, Inc. (a)...............................     34,500       616,515
                                                              -------------

    ELECTRONIC EQUIPMENT & INSTRUMENTS--2.6%
    CyberOptics Corp. (a).........................    175,237     2,362,195
    Daktronics, Inc. (b)..........................     14,400       425,808
    FLIR Systems, Inc. (a)........................     74,500     1,663,585
    Itron, Inc. (a)...............................     16,900       676,676
    Orbotech, Ltd. (a)............................     37,700       903,669
    ScanSource, Inc. (a) (b)......................     27,100     1,481,828
    TTM Technologies, Inc. (a)....................    221,500     2,082,100
                                                              -------------
                                                                  9,595,861
                                                              -------------

    ENERGY EQUIPMENT & SERVICES--3.2%
    Atwood Oceanics, Inc. (a) (b).................      6,500       507,195
    Cal Dive International, Inc. (a) (b)..........     90,200     3,237,278
    FMC Technologies, Inc. (a) (b)................     20,900       897,028
    Global Industries, Inc. (a) (b)...............     60,000       681,000
    Grey Wolf, Inc. (a) (b).......................     56,500       436,745
    Helmerich & Payne, Inc. (b)...................     12,000       742,920
    Lone Star Technologies, Inc. (a)..............      3,800       196,308
    Oil States International, Inc. (a)............     44,500     1,409,760
    Patterson-UTI Energy, Inc.....................     53,600     1,766,120
    Unit Corp. (a)................................     38,500     2,118,655
                                                              -------------
                                                                 11,993,009
                                                              -------------

    FOOD & STAPLES RETAILING--0.5%
    United Natural Foods, Inc. (a) (b)............     64,200     1,694,880
                                                              -------------

    FOOD PRODUCTS--0.5%
    SunOpta, Inc. (a) (b).........................    332,900     1,751,054
                                                              -------------

    HEALTH CARE EQUIPMENT & SUPPLIES--8.7%
    American Medical Systems Holdings, Inc. (a)...     20,100       358,383
    ArthroCare Corp. (a) (b)......................     41,800     1,761,452
    Aspect Medical Systems, Inc. (a) (b)..........     69,400     2,383,890
    Computer Programs & Systems, Inc. (b).........    103,500     4,288,005
    Cytyc Corp. (a)...............................     56,500     1,594,995
    Dentsply International, Inc...................     25,450     1,366,410
    Hologic, Inc. (a).............................     72,600     2,752,992
    ICU Medical, Inc. (a) (b).....................     50,900     1,995,789

 SECURITY DESCRIPTION                                   SHARES      VALUE*
 -----------------------------------------------------------------------------

 HEALTH CARE EQUIPMENT & SUPPLIES--(CONTINUED)
 Immucor, Inc. (a) (b)...............................      7,600 $     177,536
 INAMED Corp. (a) (b)................................     31,100     2,726,848
 Integra LifeSciences Holdings (a) (b)...............     29,700     1,053,162
 Kyphon, Inc. (a)....................................     38,600     1,576,038
 Mentor Corp. (b)....................................     16,300       751,104
 Merit Medical Systems, Inc. (a).....................     29,400       356,916
 Patterson Cos., Inc. (a) (b)........................     27,900       931,860
 Respironics, Inc. (a)...............................     85,000     3,150,950
 STERIS Corp. (b)....................................     70,600     1,766,412
 Thoratec Corp. (a) (b)..............................    107,800     2,230,382
 Varian, Inc. (a)....................................     16,600       660,514
 Wright Medical Group, Inc. (a) (b)..................     18,100       369,240
                                                                 -------------
                                                                    32,252,878
                                                                 -------------

 HEALTH CARE PROVIDERS & SERVICES--7.1%
 Amedisys, Inc. (a) (b)..............................     35,700     1,507,968
 AmSurg Corp. (a) (b)................................     10,500       240,030
 Community Health Systems, Inc. (a)..................     24,900       954,666
 Coventry Health Care, Inc. (a)......................     47,275     2,692,784
 DaVita, Inc. (a) (b)................................     58,400     2,957,376
 Gentiva Health Services, Inc. (a)...................     42,000       619,080
 Henry Schein, Inc. (a) (b)..........................     12,400       541,136
 Lifeline Systems, Inc. (a)..........................      8,300       303,448
 LifePoint Hospitals, Inc. (a).......................     25,200       945,000
 Manor Care, Inc. (b)................................     23,800       946,526
 Matria Healthcare, Inc. (a) (b).....................     34,149     1,323,615
 Omnicare, Inc.......................................     41,100     2,351,742
 Option Care, Inc. (b)...............................     20,800       277,888
 Pharmaceutical Product Development, Inc.............     26,600     1,647,870
 Renal Care Group, Inc. (a)..........................     24,900     1,178,019
 Symbion, Inc. (a) (b)...............................     63,700     1,465,100
 The Advisory Board Co. (a) (b)......................     81,700     3,894,639
 Triad Hospitals, Inc. (a)...........................     18,100       710,063
 United Surgical Partners International, Inc. (a) (b)     46,900     1,507,835
                                                                 -------------
                                                                    26,064,785
                                                                 -------------

 HOTELS, RESTAURANTS & LEISURE--4.2%
 BJ's Restaurants, Inc. (a) (b)......................     66,700     1,524,762
 CEC Entertainment, Inc. (a) (b).....................     28,750       978,650
 International Speedway Corp. (Class A)..............      6,200       296,980
 Orient-Express Hotels, Ltd. (Class A)...............      5,900       185,968
 P.F. Chang's China Bistro, Inc. (a) (b).............     39,400     1,955,422
 Rare Hospitality International, Inc. (a)............     62,975     1,913,810
 Shuffle Master, Inc. (a) (b)........................     65,950     1,657,983
 Sonic Corp. (a) (b).................................     47,575     1,403,463
 Station Casinos, Inc................................     50,800     3,444,240
 The Cheesecake Factory, Inc. (a) (b)................     29,749     1,112,315
 WMS Industries, Inc. (a) (b)........................     46,600     1,169,194
                                                                 -------------
                                                                    15,642,787
                                                                 -------------

 HOUSEHOLD DURABLES--0.9%
 Harman International Industries, Inc................      7,400       724,090
 M.D.C. Holdings, Inc. (b)...........................     23,083     1,430,684
 Toll Brothers, Inc. (a) (b).........................     34,000     1,177,760
                                                                 -------------
                                                                     3,332,534
                                                                 -------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-259

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


        SECURITY DESCRIPTION                     SHARES      VALUE*
        ---------------------------------------------------------------

        INSURANCE--1.5%
        Brown & Brown, Inc. (b)...............     38,200 $   1,166,628
        Max Re Capital, Ltd...................     44,900     1,166,053
        RenaissanceRe Holdings, Ltd. (b)......     12,800       564,608
        StanCorp Financial Group, Inc.........     36,400     1,818,180
        Triad Guaranty, Inc. (a)..............     15,300       673,047
                                                          -------------
                                                              5,388,516
                                                          -------------

        INTERNET & CATALOG RETAIL--1.1%
        Coldwater Creek, Inc. (a) (b).........     72,600     2,216,478
        drugstore.com, Inc. (a) (b)...........    128,400       365,940
        Insight Enterprises, Inc. (a) (b).....     41,636       816,482
        The Sportsman's Guide, Inc. (a).......     30,900       736,965
                                                          -------------
                                                              4,135,865
                                                          -------------

        INTERNET SOFTWARE & SERVICES--3.5%
        Aptimus, Inc. (a).....................     44,600       352,786
        Blue Coat Systems, Inc. (a) (b).......     36,500     1,668,780
        CNET Networks, Inc. (a) (b)...........     82,500     1,211,925
        Cybersource Corp. (a) (b).............     81,500       537,900
        Digital Insight Corp. (a).............     47,200     1,511,344
        Digital River, Inc. (a) (b)...........     18,500       550,190
        EarthLink, Inc. (a)...................     20,100       223,311
        FileNET Corp. (a) (b).................     27,400       708,290
        Jupitermedia Corp. (a) (b)............     74,800     1,105,544
        MatrixOne, Inc. (a)...................    211,300     1,054,387
        Motive, Inc. (a) (b)..................     74,700       230,823
        NetIQ Corp. (a) (b)...................     17,100       210,159
        RightNow Technologies, Inc. (a) (b)...     85,300     1,574,638
        SupportSoft, Inc. (a) (b).............     82,600       348,572
        Websense, Inc. (a) (b)................     24,600     1,614,744
                                                          -------------
                                                             12,903,393
                                                          -------------

        IT SERVICES--3.7%
        CACI International, Inc. (Class A) (a)     29,300     1,681,234
        Cognizant Technology Solutions Corp.
         (Class A) (a)........................     34,400     1,732,040
        Inforte Corp..........................    307,500     1,214,625
        NAVTEQ, Inc. (a)......................     16,900       741,403
        NCI, Inc. (Class A) (a)...............    138,800     1,905,724
        Packeteer, Inc. (a)...................     79,100       614,607
        Resources Connection, Inc. (a) (b)....    111,300     2,900,478
        SI International, Inc. (a) (b)........     11,200       342,384
        SRA International, Inc. (a) (b).......     78,700     2,403,498
                                                          -------------
                                                             13,535,993
                                                          -------------

        LEISURE EQUIPMENT & PRODUCTS--0.7%
        Marvel Entertainment, Inc. (b)........     37,749       618,329
        SCP Pool Corp.........................     54,225     2,018,254
                                                          -------------
                                                              2,636,583
                                                          -------------

        MACHINERY--2.4%
        Actuant Corp. (a) (b).................     51,000     2,845,800
        Ceradyne, Inc. (a) (b)................     40,100     1,756,380
        Dionex Corp. (a)......................     10,300       505,524

    SECURITY DESCRIPTION                              SHARES      VALUE*
    ------------------------------------------------------------------------

    MACHINERY--(CONTINUED)
    iRobot Corp. (a) (b)...........................     20,000 $     666,600
    Oshkosh Truck Corp.............................     68,600     3,058,874
                                                               -------------
                                                                   8,833,178
                                                               -------------

    MEDIA--1.9%
    Cox Radio, Inc. (Class A) (a) (b)..............     41,800       588,544
    Dolby Laboratories, Inc. (Class A) (a).........     25,000       426,250
    Entercom Communications Corp. (a) (b)..........     22,900       679,443
    Getty Images, Inc. (a).........................     24,500     2,187,115
    Gray Television, Inc...........................     42,500       417,350
    Macrovision Corp. (a)..........................     39,100       654,143
    Radio One, Inc. (Class D) (a) (b)..............     85,000       879,750
    Regent Communications, Inc. (a) (b)............     81,900       380,016
    Scholastic Corp. (a)...........................      9,900       282,249
    Spanish Broadcasting Systems, Inc. (a).........     64,100       327,551
    Valassis Communications, Inc. (a) (b)..........      8,000       232,560
                                                               -------------
                                                                   7,054,971
                                                               -------------

    METALS & MINING--0.3%
    Reliance Steel & Aluminum Co...................      4,200       256,704
    Steel Dynamics, Inc. (b).......................     19,000       674,690
                                                               -------------
                                                                     931,394
                                                               -------------

    MULTILINE RETAIL--0.3%
    Fred's, Inc. (b)...............................     64,050     1,042,093
                                                               -------------

    OFFICE ELECTRONICS--0.6%
    Zebra Technologies Corp. (Class A) (a).........     50,842     2,178,580
                                                               -------------

    OIL, GAS & CONSUMABLE FUELS--2.7%
    Bill Barrett Corp. (a) (b).....................     62,800     2,424,708
    Cabot Oil & Gas Corp...........................     50,200     2,264,020
    Comstock Resources, Inc. (a)...................    101,000     3,081,510
    Forest Oil Corp. (a) (b).......................     29,700     1,353,429
    Stone Energy Corp. (a) (b).....................     22,700     1,033,531
                                                               -------------
                                                                  10,157,198
                                                               -------------

    PHARMACEUTICALS--2.1%
    Andrx Corp. (a) (b)............................     18,300       301,401
    Bradley Pharmaceuticals, Inc. (a) (b)..........     19,700       187,150
    InterMune, Inc. (a) (b)........................     22,300       374,640
    Medicis Pharmaceutical Corp. (Class A) (b).....     46,400     1,487,120
    Noven Pharmaceuticals, Inc. (a) (b)............     71,600     1,083,308
    Par Pharmaceutical Companies, Inc. (a) (b).....     10,400       325,936
    Rigel Pharmaceuticals, Inc. (a) (b)............     48,800       407,968
    Salix Pharmaceuticals, Ltd. (a)................     81,260     1,428,551
    Taro Pharmaceutical Industries, Ltd. (a) (b)...     23,600       329,692
    The Medicines Co. (a)..........................     76,500     1,334,925
    Valeant Pharmaceuticals International, Inc. (b)     22,000       397,760
                                                               -------------
                                                                   7,658,451
                                                               -------------

    ROAD & RAIL--1.2%
    Dollar Thrifty Automotive Group, Inc. (a) (b)..     23,800       858,466
    Old Dominion Freight Line, Inc. (a)............     73,050     1,970,889

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-260

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


     SECURITY DESCRIPTION                           SHARES      VALUE*
     ---------------------------------------------------------------------

     ROAD & RAIL--(CONTINUED)
     U.S. Xpress Enterprises, Inc. (a) (b).......     32,900 $     571,802
     Werner Enterprises, Inc. (b)................     46,100       908,170
                                                             -------------
                                                                 4,309,327
                                                             -------------

     SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT-- 5.6%
     Advanced Energy Industries, Inc. (a) (b)....    128,400     1,518,972
     AMIS Holdings, Inc. (a) (b).................     40,700       433,455
     ATMI, Inc. (a) (b)..........................     38,200     1,068,454
     Brooks Automation, Inc. (a) (b).............     16,800       210,504
     Cohu, Inc. (b)..............................     44,000     1,006,280
     Cymer, Inc. (a) (b).........................     46,000     1,633,460
     Entegris, Inc. (a) (b)......................     79,900       752,658
     Exar Corp. (a)..............................     45,700       572,164
     Integrated Device Technology, Inc. (a)......     59,150       779,597
     Integrated Silicon Solution, Inc. (a) (b)...     94,300       607,292
     Intersil Corp. (Class A)....................     76,864     1,912,376
     Micrel, Inc. (a) (b)........................     30,400       352,640
     Microchip Technology, Inc...................      7,350       236,303
     Microsemi Corp. (a).........................     46,800     1,294,488
     OmniVision Technologies, Inc. (a) (b).......     34,200       682,632
     ON Semiconductor Corp.......................    195,300     1,080,009
     Pericom Semiconductor Corp. (a).............     32,400       258,228
     Semtech Corp. (a)...........................     53,600       978,736
     Silicon Storage Technology, Inc. (a) (b)....     90,200       455,510
     Tessera Technologies, Inc. (a) (b)..........     29,300       757,405
     TriQuint Semiconductor, Inc. (a) (b)........     94,520       420,614
     Varian Semiconductor Equipment, Inc. (a) (b)     41,800     1,836,274
     Virage Logic Corp. (a) (b)..................     68,700       678,756
     Zoran Corp. (a).............................     80,791     1,309,622
                                                             -------------
                                                                20,836,429
                                                             -------------

     SOFTWARE--5.1%
     Activision, Inc. (a) (b)....................    154,177     2,118,392
     Actuate Corp. (a)...........................    153,000       480,420
     Agile Software Corp. (a)....................    145,800       871,884
     Borland Software Corp. (a) (b)..............     94,400       616,432
     Cognex Corp. (b)............................     42,200     1,269,798
     Epicor Software Corp. (a)...................     25,600       361,728
     Fair Isaac Corp. (b)........................     60,919     2,690,792
     Hyperion Solutions Corp. (a)................     78,113     2,797,990
     Informatica Corp. (a) (b)...................     90,800     1,089,600
     Jack Henry & Associates, Inc. (b)...........     41,700       795,636
     Open Solutions, Inc. (a)....................     21,700       497,364
     Quest Software, Inc. (a) (b)................     27,200       396,848
     Radiant Systems, Inc. (a)...................    111,350     1,354,016
     Red Hat, Inc. (a) (b).......................     62,500     1,702,500
     RSA Security, Inc. (a)......................     10,500       117,915
     Serena Software, Inc. (a) (b)...............     44,400     1,040,736
     Taleo Corp. (a).............................     58,400       775,552
                                                             -------------
                                                                18,977,603
                                                             -------------

     SPECIALTY RETAIL--6.0%
     A.C. Moore Arts & Crafts, Inc. (a) (b)......    120,900     1,759,095
     Christopher & Banks Corp. (b)...............     42,650       800,967
     GameStop Corp. (Class A) (a) (b)............     27,700       881,414

       SECURITY DESCRIPTION                      SHARES       VALUE*
       -----------------------------------------------------------------

       SPECIALTY RETAIL--(CONTINUED)
       Hibbett Sporting Goods, Inc. (a).......     69,650 $   1,983,632
       Hot Topic, Inc. (a)....................     62,900       896,325
       MarineMax, Inc. (a) (b)................     45,000     1,420,650
       Michaels Stores, Inc...................     36,700     1,298,079
       O'Reilly Automotive, Inc. (a)..........     94,200     3,015,342
       Pacific Sunwear of California, Inc. (a)     79,055     1,970,051
       Ross Stores, Inc. (b)..................     28,100       812,090
       The Gymboree Corp. (a).................     81,500     1,907,100
       Tractor Supply Co. (a).................     29,700     1,572,318
       Urban Outfitters, Inc. (a) (b).........     75,800     1,918,498
       West Marine, Inc. (a) (b)..............     12,000       167,760
       Williams-Sonoma, Inc. (a) (b)..........     25,800     1,113,270
       Zumiez, Inc. (a) (b)...................     11,400       492,708
                                                          -------------
                                                             22,009,299
                                                          -------------

       TEXTILES, APPAREL & LUXURY GOODS--1.2%
       Fossil, Inc. (a) (b)...................     93,549     2,012,239
       Quiksilver, Inc. (a) (b)...............    123,500     1,709,240
       The Timberland Co. (Class A) (a).......     24,600       800,730
                                                          -------------
                                                              4,522,209
                                                          -------------

       TRADING COMPANIES & DISTRIBUTORS--0.4%
       Hughes Supply, Inc.....................     36,400     1,304,940
                                                          -------------

       WIRELESS TELECOMMUNICATION SERVICES--1.2%
       JAMDAT Mobile, Inc. (a)................     56,100     1,491,138
       NII Holdings, Inc. (Class B) (a) (b)...     33,000     1,441,440
       Novatel Wireless, Inc. (a) (b).........     10,500       127,155
       UbiquiTel, Inc. (a)....................     40,700       402,523
       Wireless Facilities, Inc. (a) (b)......    176,900       902,190
                                                          -------------
                                                              4,364,446
                                                          -------------
       Total Common Stock
        (Identified Cost $272,998,139)........              361,621,900
                                                          -------------

       SHORT TERM INVESTMENTS--2.0%
       -----------------------------------------------------------------

       MUTUAL FUNDS--2.0%
       T. Rowe Price Reserve Investment Fund..  7,502,512     7,502,512
                                                          -------------
       Total Short Term Investments
        (Amortized Cost $7,502,512)...........                7,502,512
                                                          -------------
       Total Investments--100.0%
        (Identified Cost $280,500,651) (c)....              369,124,412
       Liabilities in excess of other assets..                  (12,068)
                                                          -------------
       TOTAL NET ASSETS 100%..................            $ 369,112,344
                                                          =============

(a)  NON-INCOME PRODUCING.
(b) A PORTION OR ALL OF THE SECURITY WAS HELD ON LOAN. AS OF DECEMBER 31, 2005, THE MARKET VALUE OF SECURITIES LOANED WAS $92,429,659 AND THE COLLATERAL RECEIVED CONSISTED OF CASH IN THE AMOUNT OF $95,325,738.
(c) THE AGGREGATE COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES AS OF DECEMBER 31, 2005 WAS $281,137,594 AND THE COMPOSITION OF UNREALIZED APPRECIATION AND (DEPRECIATION) OF INVESTMENT SECURITIES WAS $112,149,138 AND ($24,162,320), RESPECTIVELY.

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-261

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2005

       ASSETS
         Investments at value..................             $369,124,412
         Collateral for securities loaned......               95,325,738
         Receivable for:
          Securities sold......................                3,803,854
          Fund shares sold.....................                  447,748
          Accrued interest and dividends.......                  100,524
                                                            ------------
           Total Assets........................              468,802,276
       LIABILITIES
         Payable for:
          Fund shares redeemed................. $ 1,231,073
          Securities purchased.................   2,892,009
          Return of collateral for securities
           loaned..............................  95,325,738
         Accrued expenses:
          Management fees......................     159,534
          Service and distribution fees........       8,923
          Other expenses.......................      72,655
                                                -----------
           Total Liabilities...................               99,689,932
                                                            ------------
       NET ASSETS..............................             $369,112,344
                                                            ============
         Net assets consists of:
          Capital paid in......................             $310,279,368
          Accumulated net realized losses......              (29,790,785)
          Unrealized appreciation on
           investments.........................               88,623,761
                                                            ------------
       NET ASSETS..............................             $369,112,344
                                                            ============
       Computation of offering price:
       CLASS A
       Net asset value and redemption price per
        share ($318,845,402 divided by
        21,067,680 shares outstanding).........             $      15.13
                                                            ============
       CLASS B
       Net asset value and redemption price per
        share ($30,356,611 divided by
        2,039,992 shares outstanding)..........             $      14.88
                                                            ============
       CLASS E
       Net asset value and redemption price per
        share ($19,910,331 divided by
        1,332,122 shares outstanding)..........             $      14.95
                                                            ============
       Identified cost of investments..........             $280,500,651
                                                            ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31, 2005

      INVESTMENT INCOME
        Dividends..............................             $ 1,278,970(a)
        Interest...............................                 267,981(b)
                                                            -----------
                                                              1,546,951

      EXPENSES
        Management fees........................ $1,777,161
        Service and distribution fees--Class B.     54,121
        Service and distribution fees--Class E.     27,028
        Directors' fees and expenses...........     22,264
        Custodian..............................    149,967
        Audit and tax services.................     20,440
        Legal..................................      8,756
        Printing...............................     87,835
        Insurance..............................      7,064
        Miscellaneous..........................      5,948
                                                ----------
        Total expenses.........................  2,160,584
        Expense reductions.....................     (5,906)
        Management fee waivers.................    (25,660)   2,129,018
                                                ----------  -----------
      NET INVESTMENT LOSS......................                (582,067)
                                                            -----------
      REALIZED AND UNREALIZED GAIN
      Realized gain on:
        Investments--net.......................              26,182,307

      Unrealized appreciation on:
        Investments--net.......................              10,826,102
                                                            -----------
      Net gain.................................              37,008,409
                                                            -----------
      NET INCREASE IN NET ASSETS FROM
       OPERATIONS..............................             $36,426,342
                                                            ===========

(a)NET OF FOREIGN TAXES OF $288.
(b)INCLUDES INCOME ON SECURITIES LOANED OF $97,789.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-262

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                                      YEAR ENDED    YEAR ENDED
                                                                     DECEMBER 31,  DECEMBER 31,
                                                                         2005          2004
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment loss............................................... $   (582,067) $ (1,027,393)
  Net realized gain.................................................   26,182,307    16,667,874
  Unrealized appreciation...........................................   10,826,102    18,677,046
                                                                     ------------  ------------
  INCREASE IN NET ASSETS FROM OPERATIONS............................   36,426,342    34,317,527
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.  (13,985,171)    3,120,390
                                                                     ------------  ------------
  TOTAL INCREASE IN NET ASSETS......................................   22,441,171    37,437,917

NET ASSETS
  Beginning of the period...........................................  346,671,173   309,233,256
                                                                     ------------  ------------
  End of the period................................................. $369,112,344  $346,671,173
                                                                     ============  ============
UNDISTRIBUTED NET INVESTMENT LOSS
  End of the period................................................. $          0  $          0
                                                                     ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                      YEAR ENDED                YEAR ENDED
                                                                   DECEMBER 31, 2005         DECEMBER 31, 2004
                                                               ------------------------  ------------------------
                                                                 SHARES          $         SHARES          $
                                                               ----------  ------------  ----------  ------------
CLASS A
  Sales.......................................................  2,482,008  $ 34,917,352   1,941,629  $ 24,466,037
  Redemptions................................................. (4,358,048)  (60,850,447) (3,263,743)  (40,853,480)
                                                               ----------  ------------  ----------  ------------
  Net decrease................................................ (1,876,040) $(25,933,095) (1,322,114) $(16,387,443)
                                                               ==========  ============  ==========  ============
CLASS B
  Sales.......................................................  1,181,972  $ 16,375,307   1,317,885  $ 16,243,534
  Redemptions.................................................   (296,491)   (4,116,561)   (175,899)   (2,128,475)
                                                               ----------  ------------  ----------  ------------
  Net increase................................................    885,481  $ 12,258,746   1,141,986  $ 14,115,059
                                                               ==========  ============  ==========  ============
CLASS E
  Sales.......................................................    296,321  $  4,126,882     791,916  $  9,935,322
  Redemptions.................................................   (322,762)   (4,437,704)   (367,496)   (4,542,548)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................    (26,441) $   (310,822)    424,420  $  5,392,774
                                                               ==========  ============  ==========  ============
  Increase (decrease) derived from capital share transactions. (1,017,000) $(13,985,171)    244,292  $  3,120,390
                                                               ==========  ============  ==========  ============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-263

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

                                                    CLASS A
                               ------------------------------------------------
                                            YEAR ENDED DECEMBER 31,
                               ------------------------------------------------
                                 2005      2004      2003      2002      2001
                               --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF
 PERIOD....................... $  13.63  $  12.27  $   8.71  $  11.89  $  14.30
                               --------  --------  --------  --------  --------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment loss..........    (0.02)    (0.04)    (0.04)    (0.04)    (0.04)
 Net realized and unrealized
   gain (loss) of investments.     1.52      1.40      3.60     (3.14)    (1.27)
                               --------  --------  --------  --------  --------
 Total from investment
   operations.................     1.50      1.36      3.56     (3.18)    (1.31)
                               --------  --------  --------  --------  --------
LESS DISTRIBUTIONS
 Distributions from net
   realized capital gains.....     0.00      0.00      0.00      0.00     (1.10)
                               --------  --------  --------  --------  --------
 Total distributions..........     0.00      0.00      0.00      0.00     (1.10)
                               --------  --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD $  15.13  $  13.63  $  12.27  $   8.71  $  11.89
                               ========  ========  ========  ========  ========
TOTAL RETURN (%)..............     11.0      11.1      40.9     (26.7)     (9.0)
Ratio of operating expenses
 to average net assets before
 expense reductions (%).......     0.60      0.60      0.63      0.61      0.61
Ratio of operating expenses
 to average net assets after
 expense reductions (%) (d)...     0.59      0.60      0.63        --        --
Ratio of net investment loss
 to average net assets (%)....    (0.14)    (0.31)    (0.39)    (0.38)    (0.34)
Portfolio turnover rate (%)...       31        28        25        44        38
Net assets, end of period
 (000)........................ $318,845  $312,834  $297,728  $210,410  $298,699

                                                   CLASS B
                                 ---------------------------------------
                                                           JULY 30, 2002/(A)/
                                  YEAR ENDED DECEMBER 31,       THROUGH
                                 ------------------------    DECEMBER 31,
                                   2005     2004    2003         2002
                                 -------  -------  ------  -----------------
  NET ASSET VALUE, BEGINNING OF
   PERIOD....................... $ 13.44  $ 12.11  $ 8.59       $ 8.67
                                 -------  -------  ------       ------
  INCOME FROM INVESTMENT
   OPERATIONS
   Net investment loss..........   (0.04)   (0.03)  (0.01)       (0.01)
   Net realized and unrealized
     gain (loss) of investments.    1.48     1.36    3.53        (0.07)
                                 -------  -------  ------       ------
   Total from investment
     operations.................    1.44     1.33    3.52        (0.08)
                                 -------  -------  ------       ------
  NET ASSET VALUE, END OF PERIOD $ 14.88  $ 13.44  $12.11       $ 8.59
                                 =======  =======  ======       ======
  TOTAL RETURN (%)..............    10.7     11.0    41.0         (0.9)(b)
  Ratio of operating expenses
   to average net assets before
   expense reductions (%).......    0.84     0.85    0.88         0.86 (c)
  Ratio of operating expenses
   to average net assets after
   expense reductions (%) (d)...    0.84     0.85    0.88           --
  Ratio of net investment loss
   to average net assets (%)....   (0.40)   (0.52)  (0.59)       (0.63)(c)
  Portfolio turnover rate (%)...      31       28      25           44
  Net assets, end of period
   (000)........................ $30,357  $15,516  $  152       $    3

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-264

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                    CLASS E
                               ----------------------------------------------
                                                                  MAY 1, 2001/(A)/
                                    YEAR ENDED DECEMBER 31,           THROUGH
                               ---------------------------------   DECEMBER 31,
                                 2005     2004     2003    2002        2001
                               -------  -------  -------  ------  ---------------
NET ASSET VALUE, BEGINNING OF
 PERIOD....................... $ 13.49  $ 12.15  $  8.64  $11.80      $12.22
                               -------  -------  -------  ------      ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income (loss).   (0.04)   (0.05)   (0.03)  (0.02)       0.00
 Net realized and unrealized
   gain (loss) of investments.    1.50     1.39     3.54   (3.14)      (0.42)
                               -------  -------  -------  ------      ------
 Total from investment
   operations.................    1.46     1.34     3.51   (3.16)      (0.42)
                               -------  -------  -------  ------      ------
NET ASSET VALUE, END OF PERIOD $ 14.95  $ 13.49  $ 12.15  $ 8.64      $11.80
                               =======  =======  =======  ======      ======
TOTAL RETURN (%)..............    10.8     11.0     40.6   (26.8)       (3.4)(b)
Ratio of operating expenses
 to average net assets before
 expense reductions (%).......    0.74     0.75     0.78    0.76        0.76 (c)
Ratio of operating expenses
 to average net assets after
 expense reductions (%) (d)...    0.74     0.75     0.78      --          --
Ratio of net investment loss
 to average net assets (%)....   (0.30)   (0.45)   (0.52)  (0.53)       0.00 (c)
Portfolio turnover rate (%)...      31       28       25      44          38
Net assets, end of period
 (000)........................ $19,910  $18,321  $11,353  $1,809      $  0.1

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-265

METROPOLITAN SERIES FUND, INC.

 FI INTERNATIONAL STOCK PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--98.6% OF TOTAL NET ASSETS



       SECURITY DESCRIPTION                        SHARES      VALUE*
       ------------------------------------------------------------------

       BERMUDA--0.0%
       Regal Hotels International Holdings Ltd... 2,414,000 $     170,603
                                                            -------------

       BRAZIL--0.5%
       Banco Nossa Caixa S.A. (a)................    12,000       179,319
       Unibanco-Uniao de Banco Brasileiros S.A.
        (GDR) (b)................................    13,100       832,767
       Votorantim Celulose Papel S.A. (ADR) (b)..   130,450     1,603,231
                                                            -------------
                                                                2,615,317
                                                            -------------

       CANADA--0.2%
       ACE Aviation Holdings, Inc. (a)...........    33,700     1,098,332
                                                            -------------

       CAYMAN ISLANDS--0.5%
       Foxconn International Holdings, Ltd....... 1,451,000     2,333,147
       The 9, Ltd. (ADR) (b).....................    32,300       493,867
                                                            -------------
                                                                2,827,014
                                                            -------------

       DENMARK--0.8%
       Coloplast (b).............................    26,400     1,638,524
       Danske Bank A/S...........................    70,410     2,482,275
                                                            -------------
                                                                4,120,799
                                                            -------------

       FINLAND--2.3%
       Elisa Oyj (b).............................    85,700     1,587,532
       Fortum Oyj................................   105,600     1,980,937
       Metso Oyj.................................    76,800     2,101,299
       Neste Oil, Oyj (a) (b)....................    52,300     1,481,440
       Nokia Corp. (ADR).........................   278,504     5,096,623
                                                            -------------
                                                               12,247,831
                                                            -------------

       FRANCE--12.8%
       Accor S.A. (b)............................    65,700     3,613,312
       AIR LIQUIDE (b)...........................    10,400     2,001,298
       Air Liquide S.A...........................     2,200       423,391
       AXA S.A. (b)..............................   196,900     6,365,046
       BNP Paribas S.A. (b)......................    61,273     4,959,956
       CNP Assurances S.A. (b)...................    41,500     3,272,951
       Compagnie Generale de Geophysique S.A. (b)   112,300     1,987,710
       Eiffage S.A...............................    14,567     1,575,054
       Fimalac S.A...............................     5,100       311,841
       France Telecom S.A. (ADR) (b).............    61,293     1,522,518
       Lagardere S.C.A. (b)......................    50,200     3,864,377
       Nexity....................................    44,600     2,269,803
       NRJ Groupe (b)............................    77,800     1,904,786
       Orpea (a)(b)..............................    29,046     1,595,507
       Sanef, Inc................................    32,400     2,194,619
       Sanofi-Aventis (ADR) (b)..................    88,300     3,876,370
       Societe Generale..........................    28,300     3,482,373
       Total S.A. (b)............................    40,551    10,208,412
       Total S.A. (ADR) (b)......................    31,500     3,981,600
       Vinci S.A. (b)............................    33,100     2,846,530
       Vivendi Universal S.A. (ADR)..............   196,000     6,160,280
                                                            -------------
                                                               68,417,734
                                                            -------------

      SECURITY DESCRIPTION                           SHARES     VALUE*
      --------------------------------------------------------------------

      GERMANY--13.0%
      Aareal Bank AG (b)............................  18,137 $     688,796
      Allianz AG....................................  67,329    10,200,835
      Axel Springer AG..............................   1,268       161,850
      Bayer AG......................................  55,100     2,302,578
      Bayer AG (ADR) (b)............................  32,600     1,361,376
      Bilfinger & Berger Bau AG (b).................  47,900     2,284,817
      DAB Bank AG (b)............................... 147,910     1,190,905
      DaimlerChrysler AG (b)........................  48,100     2,454,543
      Deutsche Post AG..............................  71,400     1,731,446
      Deutsche Postbank AG (b)......................  13,000       754,151
      Deutsche Telekom AG (ADR) (b)................. 353,700     5,882,031
      E.ON AG.......................................  35,500     3,675,116
      E.ON AG (ADR) (b).............................  62,200     2,147,144
      Heidelberger Druckmaschinen AG................  59,800     2,288,071
      Hochtief AG (b)............................... 103,243     4,628,980
      Hypo Real Estate Holding AG...................  95,008     4,947,162
      Interhyp AG...................................   6,300       566,997
      IWKA Group AG (b).............................  68,200     1,473,648
      MAN AG........................................  30,455     1,625,815
      MTU Aero Engines Holding AG (a)...............  31,200       970,974
      Munchener Ruckversicherungs-Gesellschaft AG...  35,200     4,767,812
      Q-Cells AG (a)................................  11,100       647,381
      RWE AG (b)....................................  29,481     2,183,725
      SAP AG (ADR) (b)..............................  50,300     2,267,021
      SGL Carbon AG (b)............................. 107,700     1,779,894
      Siemens AG (ADR)..............................  31,200     2,670,408
      SolarWorld AG.................................  14,600     1,953,722
      United Internet AG............................  43,347     1,655,445
                                                             -------------
                                                                69,262,643
                                                             -------------

      GREECE--0.3%
      OPAP S.A......................................  53,630     1,846,989
                                                             -------------

      HONG KONG--1.0%
      Cheung Kong Holdings, Ltd. (b)................ 114,000     1,168,227
      Hutchison Whampoa, Ltd. (b)................... 199,000     1,891,778
      The Wharf Holdings, Ltd....................... 655,000     2,311,898
                                                             -------------
                                                                 5,371,903
                                                             -------------

      IRELAND--0.3%
      C & C Group, Plc.............................. 270,625     1,717,327
                                                             -------------

      ISRAEL--1.0%
      Bank Hapoalim B.M............................. 361,200     1,672,420
      Bank Leumi Le Israel.......................... 593,600     2,270,017
      Teva Pharmaceutical Industries, Ltd. (ADR) (b)  32,800     1,410,728
                                                             -------------
                                                                 5,353,165
                                                             -------------

      ITALY--4.3%
      Banca Intesa S.p.A.- RNC...................... 923,998     4,566,903
      Banche Popolari Unite S.c.ar.l. (b)...........  95,300     2,089,501
      Banco Popolare di Verona e Novara S.c.ar.l....  52,300     1,058,236
      Buzzi Unicem S.p.A............................  33,000       361,431
      Campari....................................... 164,370     1,215,681
      Eni S.p.A. (ADR) (b)..........................  17,900     2,496,334

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-266

METROPOLITAN SERIES FUND, INC.

 FI INTERNATIONAL STOCK PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


        SECURITY DESCRIPTION                      SHARES      VALUE*
        ----------------------------------------------------------------

        ITALY--(CONTINUED)
        Fastweb (a).............................    31,300 $   1,430,662
        Lottomatica SpA (a).....................    39,400     1,424,453
        Mediobanca S.p.A........................    70,300     1,342,739
        Telecom Italia S.p.A.-RNC............... 1,136,200     2,818,622
        UniCredito Italiano S.p.A...............   469,000     3,232,171
        UniCredito Italiano S.p.A. (ADR)........    98,100       702,104
                                                           -------------
                                                              22,738,837
                                                           -------------

        JAPAN--26.3%
        Ajinomoto Co., Inc......................   109,000     1,117,606
        Aoyama Trading Co., Ltd.................    63,400     2,140,749
        Asahi Breweries, Ltd. (b)...............   116,600     1,430,073
        Asics Corp. (b).........................    77,000       820,549
        Bank of Nagoya..........................   163,000     1,306,559
        Canon Finetech, Inc.....................       200         4,423
        Canon, Inc. (b).........................    47,700     2,806,199
        Circle K Sunkus Co., Ltd................    22,800       579,269
        Credit Saison Co., Ltd..................    88,900     4,428,227
        Daihatsu Motor Co., Ltd. (b)............   197,000     2,147,768
        Daiwa Securities Group, Inc. (b)........   413,000     4,739,051
        E Trade Securities......................       163     1,268,106
        East Japan Railway Co...................       411     2,820,193
        FamilyMart Co., Ltd. (b)................    41,700     1,408,553
        Fujitsu, Ltd. (b).......................   325,000     2,476,563
        Hokugin Financial Group, Inc. (b).......   384,900     1,780,802
        Isetan Co., Ltd. (b)....................    54,500     1,158,041
        JAFCO Co., Ltd. (b).....................    33,000     2,979,373
        JSR Corp. (b)...........................    85,100     2,230,607
        Juroku Bank.............................   198,000     1,488,473
        Kansai Paint Co.........................    16,000       136,277
        Kawasaki Kisen Kaisha, Ltd. (b).........   330,000     2,088,739
        Kayaba Industry Co., Ltd................   154,000       522,491
        Kirin Brewery Co., Ltd. (b).............    66,000       774,911
        Konica Minolta Holdings, Inc............    72,000       737,610
        Marui Co., Ltd..........................    70,200     1,389,526
        Matsushita Electric Industrial Co., Ltd.   145,000     2,808,132
        Millea Holdings, Inc....................        99     1,720,133
        Mitsubishi Estate Co., Ltd..............   144,000     3,018,649
        Mitsubishi Securities (b)...............   129,000     1,601,726
        Mitsui Fudosan Co., Ltd. (b)............   140,000     2,861,695
        Mitsui Trust Holdings, Inc..............   191,000     2,314,042
        Murata Manufacturing Co., Ltd...........    44,600     2,887,806
        NEC Corp. (b)...........................   413,000     2,593,541
        NEC Electronics Corp....................    46,300     1,514,505
        Nidec Corp. (b).........................     6,300       542,309
        Nikko Cordial Corp......................   528,000     8,490,322
        Nikon Corp. (b).........................    14,000       220,136
        Nippon Chemi-Con Corp...................   211,000     1,302,109
        Nippon Electronic, Inc. (b).............   104,200     2,300,999
        Nippon Express Co., Ltd.................   228,000     1,398,805
        Nissan Motor Co., Ltd...................   145,500     1,485,359
        Nitori Co., Ltd.........................    11,050     1,037,288
        Nitto Denko Corp........................    48,100     3,738,278
        Nomura Holdings, Inc....................   218,100     4,189,124
        NTT Urban Development...................       194     1,294,530

       SECURITY DESCRIPTION                         SHARES     VALUE*
       ------------------------------------------------------------------

       JAPAN--(CONTINUED)
       Obayashi Corp...............................  89,000 $     653,450
       Okamura Corp................................ 136,000     1,324,921
       Omc Card, Inc...............................  18,000       382,210
       ORIX Corp. (b)..............................  14,500     3,744,644
       Rakuten, Inc................................     986       951,920
       Ricoh Co., Ltd..............................  82,000     1,444,443
       Seven & I Holdings Co., Ltd.................  65,400     2,799,974
       SFCG Co., Ltd. (b)..........................   7,760     1,883,594
       Shimizu Corp................................ 351,000     2,611,119
       Sompo Japan Insurance, Inc..................  92,000     1,232,310
       Sony Corp. (ADR)............................  41,000     1,672,800
       Sumco Corp..................................  18,900       992,458
       Sumitomo Electric Industries, Ltd........... 262,000     4,013,062
       Sumitomo Forestry Co., Ltd. (b)............. 217,000     2,149,260
       Sumitomo Mitsui Financial Group, Inc. (b)...     697     7,470,237
       Sumitomo Osaka Cement Co., Ltd.............. 686,000     1,996,699
       T&D Holdings, Inc...........................  16,200     1,064,433
       Taiheiyo Cement Corp. (b)................... 313,000     1,279,949
       Takefuji Corp...............................  10,620       725,816
       The Nishi-Nippon Bank, Ltd.................. 260,000     1,567,094
       Tokyo Electron, Ltd.........................  77,900     4,870,329
       Tokyo Star Bank, Ltd........................     111       367,900
       Tokyo Tomin Bank............................  30,400     1,181,083
       Yamanouchi Pharmaceutical Co., Ltd..........  51,000     1,979,610
                                                            -------------
                                                              140,459,541
                                                            -------------

       LUXEMBOURG--1.4%
       SES Global (FDR)............................ 210,761     3,616,296
       Stolt-Nielsen S.A. (ADR) (b)................ 118,700     3,919,474
       Stolt-Nielsen S.A. (ADR)....................   5,000       165,517
                                                            -------------
                                                                7,701,287
                                                            -------------

       MEXICO--0.3%
       Fomento Economico Mexicano S.A. de C.V.
        (ADR) (b)..................................  23,600     1,711,236
                                                            -------------

       NETHERLANDS--4.6%
       ASM International NV (b)....................  57,600       968,832
       ASML Holding NV (a) (b).....................  57,500     1,154,600
       Axalto......................................  44,400     1,223,088
       ING Groep NV................................  34,200     1,190,844
       ING Groep NV................................ 132,492     4,596,752
       Koninklijke Ahold NV (ADR) (b).............. 172,600     1,299,678
       Koninklijke Philips Electronics NV (ADR) (b) 162,500     5,053,750
       Koninklijke Wessanen NV..................... 133,668     2,028,286
       Nutreco Holdings NV.........................  29,600     1,307,705
       Reed Elsevier NV (ADR) (b)..................  72,200     2,017,268
       Rodamco Europe NV...........................  16,300     1,356,888
       VNU NV......................................  67,025     2,223,051
                                                            -------------
                                                               24,420,742
                                                            -------------

       NETHERLANDS ANTILLES--0.3%
       Schlumberger, Ltd. (b)......................  14,800     1,437,820
                                                            -------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-267

METROPOLITAN SERIES FUND, INC.

 FI INTERNATIONAL STOCK PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


        SECURITY DESCRIPTION                      SHARES     VALUE*
        ---------------------------------------------------------------

        NORWAY--1.0%
        DnB NOR ASA.............................. 152,600 $   1,629,226
        Fred Olsen Energy ASA (b)................  51,500     1,860,979
        Odfjell ASA (Series A) (b)...............   2,500        50,740
        Odfjell ASA (Series B)...................  73,100     1,267,874
        Prosafe ASA (b)..........................  17,450       742,590
                                                          -------------
                                                              5,551,409
                                                          -------------

        PORTUGAL--0.5%
        Brisa-Auto Estradas de Portugal S.A. (b). 201,700     1,710,117
        Energias de Portugal S.A................. 222,400       685,637
                                                          -------------
                                                              2,395,754
                                                          -------------

        RUSSIA--0.0%
        NovaTek OAO (GDR)........................   9,000       202,500
                                                          -------------

        SINGAPORE--0.6%
        ASE Test Ltd. (a) (b).................... 175,100     1,374,535
        STATS ChipPAC, Ltd. (ADR) (b)............ 257,500     1,751,000
                                                          -------------
                                                              3,125,535
                                                          -------------

        SOUTH AFRICA--1.6%
        Edgar's Consolidation Store.............. 220,000     1,221,864
        FirstRand................................ 937,800     2,731,114
        Massmart Holdings, Ltd...................  85,545       698,642
        Standard Bank, Ltd....................... 165,100     1,976,168
        Steinhoff International Holdings, Inc.... 523,400     1,552,164
        Sun International, Ltd...................  12,400       162,590
                                                          -------------
                                                              8,342,542
                                                          -------------

        SOUTH KOREA--1.9%
        Hyundai Heavy Industries Co., Ltd........  10,220       774,498
        Hyundai Mipo Dock Yard Co., Ltd..........  12,190       736,046
        Kookmin Bank.............................  31,290     2,338,816
        LG Electronics, Inc......................  16,520     1,444,445
        LG.Philips LCD Co., Ltd. (ADR) (b).......  29,400       630,924
        Samsung Electronics Co., Ltd.............   2,095     1,348,643
        Samsung SDI Co. Ltd......................  10,730     1,226,785
        Shinhan Financial Group Co., Ltd.........  35,060     1,409,323
                                                          -------------
                                                              9,909,480
                                                          -------------

        SPAIN--0.9%
        Antena 3 TV (b)..........................  67,744     1,616,819
        Gestevision Telecino S.A.................  47,270     1,193,126
        Telefonica S.A. (ADR) (b)................  46,467     2,091,944
                                                          -------------
                                                              4,901,889
                                                          -------------

        SWEDEN--2.5%
        Boliden AB (a) (b)....................... 148,000     1,211,444
        Eniro AB (b)............................. 188,600     2,375,060
        Gambro AB (b)............................ 170,450     1,862,758
        OM HEX AB (b)............................ 117,800     1,638,667
        Securitas AB (b)......................... 101,400     1,685,537
        Telefonakitebolaget LM Ericsson (ADR) (b) 132,700     4,564,880
                                                          -------------
                                                             13,338,346
                                                          -------------

        SECURITY DESCRIPTION                      SHARES      VALUE*
        ----------------------------------------------------------------

        SWITZERLAND--7.2%
        ABB, Ltd................................   145,094 $   1,408,489
        Actelion, Ltd. (b)......................    17,852     1,472,279
        Credit Suisse Group.....................    42,771     2,178,799
        Nestle S.A..............................    18,786     5,605,697
        Novartis AG.............................   155,702     8,170,913
        Novartis AG (ADR) (b)...................    46,800     2,456,064
        Phonak Holding AG (b)...................     1,839        79,163
        Roche Holding AG........................    64,594     9,692,681
        Syngenta AG (ADR) (b)...................   152,500     3,798,775
        UBS AG..................................    22,115     2,104,148
        Zurich Financial Services AG............     8,110     1,728,813
                                                           -------------
                                                              38,695,821
                                                           -------------

        TAIWAN--1.7%
        Advanced Semicondtuctor, Inc............ 3,384,149     3,109,183
        AU Optronics Corp. (b)..................   106,400     1,597,064
        AU Optronics Corp.......................   333,000       498,838
        Chi Mei Optoelectro Co.................. 2,118,954     3,158,153
        Compal Electronics, Inc.................   349,000       311,780
        Yuanta Core Pacific Securities Co.......   846,000       588,699
                                                           -------------
                                                               9,263,717
                                                           -------------

        TURKEY--0.5%
        Finansbank AS...........................   569,000     2,531,697
                                                           -------------

        UNITED KINGDOM--8.3%
        3i Group, Plc...........................   136,897     1,994,099
        Babcock International Group.............   411,000     1,638,266
        BAE Systems, Plc........................   608,391     3,990,036
        BP, Plc. (ADR)..........................   166,700    10,705,474
        Capita Group, Plc.......................   234,700     1,680,507
        Dawnay Day Treveria, Plc (a)............   525,200       646,819
        HSBC Holdings, Plc. (b).................   227,400     3,643,000
        National Grid...........................   215,300     2,103,735
        Rank Group, Plc.........................   311,693     1,638,018
        Serco Group, Plc........................   330,000     1,781,717
        Smiths Group, Plc.......................    96,100     1,727,687
        Tesco, Plc..............................   453,500     2,582,026
        Unilever, Plc. (ADR) (b)................    97,900     3,927,748
        Vodafone Group, Plc..................... 2,900,610     6,256,911
                                                           -------------
                                                              44,316,043
                                                           -------------

        UNITED STATES--2.0%
        Advanced Energy Industries, Inc. (a) (b)    19,100       225,953
        Affiliated Computer Services, Inc.
         (Class A) (a) (b)......................    22,000     1,301,960
        Halliburton Co..........................    16,700     1,034,732
        IntercontinentalExchange, Inc. (a) (b)..       700        25,445
        News Corp., Inc. (b)....................   124,470     2,067,447
        Synthes, Inc. (a).......................    37,881     4,250,466
        Wyeth...................................    42,900     1,976,403
                                                           -------------
                                                              10,882,406
                                                           -------------
        Total Common Stock
         (Identified Cost $431,540,659).........             526,976,259
                                                           -------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-268

METROPOLITAN SERIES FUND, INC.

 FI INTERNATIONAL STOCK PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

UNITS--0.6%


      SECURITY DESCRIPTION                         SHARES       VALUE*
      --------------------------------------------------------------------

      SWITZERLAND--0.6%
      Compagnie Financiere Richemont AG.........     79,394 $   3,453,906
                                                            -------------
      Total Units
       (Identified Cost $2,101,902).............                3,453,906
                                                            -------------

      PREFERRED STOCK--0.3%
      --------------------------------------------------------------------

      GERMANY--0.3%
      Fresenius Medical Care AG (b).............      8,600     1,167,613
      ProSieben SAT, I Media AG (b).............     13,800       266,997
                                                            -------------
      Total Preferred Stock
       (Identified Cost $1,031,225).............                1,434,610
                                                            -------------

      SHORT TERM INVESTMENTS--0.8%
                                                    FACE
      SECURITY DESCRIPTION                         AMOUNT       VALUE*
      --------------------------------------------------------------------

      UNITED STATES--0.8%
      State Street Repurchase Agreement dated
       12/30/05 at 1.350% to be repurchased at
       $4,085,613 on 01/03/06, collateralized by
       $3,905,000 U.S. Treasury Note 6.000% due
       08/15/09 with a value of $4,208,219...... $4,085,000     4,085,000
                                                            -------------
      Total Short Term Investments
       (Amortized Cost $4,085,000)..............                4,085,000
                                                            -------------
      Total Investments--100.3%
       (Identified Cost $438,758,786) (c).......              535,949,775
      Liabilities in excess of other assets.....               (1,529,326)
                                                            -------------
      TOTAL NET ASSETS--100%....................            $ 534,420,449
                                                            =============

(a)  NON-INCOME PRODUCING.
(b) A PORTION OR ALL OF THE SECURITY WAS HELD ON LOAN. AS OF DECEMBER 31, 2005, THE MARKET VALUE OF SECURITIES LOANED WAS $95,675,127 AND THE COLLATERAL RECEIVED CONSISTED OF CASH IN THE AMOUNT OF $99,609,710.
(c) THE AGGREGATE COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES AS OF DECEMBER 31, 2005 WAS $442,707,198 AND THE COMPOSITION OF UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENT SECURITIES WAS $97,218,850 AND $(3,976,273), RESPECTIVELY.
(ADR)--AN AMERICAN DEPOSITARY RECEIPT IS A CERTIFICATE ISSUED BY A CUSTODIAN BANK REPRESENTING THE RIGHT TO RECEIVE SECURITIES OF THE FOREIGN ISSUER DESCRIBED. TRADING ON EXCHANGES NOT LOCATED IN THE UNITED STATES OR CANADA SIGNIFICANTLY INFLUENCES THE VALUE OF ADRS.
(FDR)--FUDICIARY DEPOSITORY RECEIPT.
(GDR)--GLOBAL DEPOSITORY RECEIPT.

           TEN LARGEST INDUSTRIES AS OF              PERCENTAGE OF
           DECEMBER 31, 2005                        TOTAL NET ASSETS
           ----------------------------             ----------------
           Commercial Banks........................      11.5%
           Diversified Financial Services..........      10.6%
           Oil, Gas & Consumable Fuels.............       5.9%
           Insurance...............................       5.7%
           Pharmaceuticals.........................       5.5%
           Media...................................       5.1%
           Diversified Telecommunication Services..       3.7%
           Semiconductors & Semiconductor Equipment       3.6%
           Household Durables......................       2.8%
           Construction & Engineering..............       2.7%

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-269

METROPOLITAN SERIES FUND, INC.

 FI INTERNATIONAL STOCK PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2005

     ASSETS
       Investments at value.....................             $535,949,775
       Cash.....................................                      266
       Foreign cash at value....................                2,396,706
       Collateral for securities loaned.........               99,609,710
       Receivable for:
        Securities sold.........................                5,352,035
        Fund shares sold........................                1,660,260
        Accrued interest and dividends..........                  425,126
        Foreign taxes...........................                   17,321
                                                             ------------
         Total Assets...........................              645,411,199
     LIABILITIES
       Payable for:
        Fund shares redeemed.................... $ 2,085,078
        Securities purchased....................   8,686,149
        Withholding taxes.......................      21,961
        Return of collateral for securities
         loaned.................................  99,609,710
       Accrued expenses:
        Management fees.........................     380,263
        Service and distribution fees...........      19,369
        Other expenses..........................     188,220
                                                 -----------
         Total Liabilities......................              110,990,750
                                                             ------------
     NET ASSETS.................................             $534,420,449
                                                             ============
       Net assets consists of:
        Capital paid in.........................             $461,967,658
        Undistributed net investment income.....                5,162,372
        Accumulated net realized losses.........              (29,942,564)
        Unrealized appreciation on investments
         and foreign currency...................               97,232,983
                                                             ------------
     NET ASSETS.................................             $534,420,449
                                                             ============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per
      share ($413,321,644 divided by
      30,659,479 shares outstanding)............             $      13.48
                                                             ============
     CLASS B
     Net asset value and redemption price per
      share ($54,529,931 divided by
      4,091,859 shares outstanding).............             $      13.33
                                                             ============
     CLASS E
     Net asset value and redemption price per
      share ($66,568,874 divided by
      4,978,691 shares outstanding).............             $      13.37
                                                             ============
     Identified cost of investments.............             $438,758,786
                                                             ============
     Identified cost of foreign cash............             $  2,347,174
                                                             ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2005

     INVESTMENT INCOME
       Dividends...............................              $ 9,925,845(a)
       Interest................................                  335,912(b)
                                                             -----------
                                                              10,261,757
     EXPENSES
       Management fees......................... $ 3,945,949
       Service and distribution fees--Class B..      92,468
       Service and distribution fees--Class E..      89,123
       Directors' fees and expenses............      21,894
       Custodian...............................     736,955
       Audit and tax services..................      25,149
       Legal...................................      12,014
       Printing................................     112,823
       Insurance...............................       8,468
       Miscellaneous...........................       8,795
                                                -----------
       Total expenses..........................   5,053,638
       Expense reductions......................    (221,610)   4,832,028
                                                -----------  -----------
     NET INVESTMENT INCOME.....................                5,429,728
                                                             -----------
     REALIZED AND UNREALIZED GAIN
     Realized gain on:
       Investments--net........................  44,561,780
       Foreign currency transactions--net......      50,815   44,612,595
                                                -----------
     Unrealized appreciation (depreciation) on:
       Investments--net........................  30,496,089
       Foreign currency transactions--net......     (27,066)  30,469,023
                                                -----------  -----------
     Net gain..................................               75,081,618
                                                             -----------
     NET INCREASE IN NET ASSETS
      FROM OPERATIONS..........................              $80,511,346
                                                             ===========

(a)NET OF FOREIGN TAXES OF $1,133,401.
(b)INCLUDES INCOME ON SECURITIES LOANED OF $314,585.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-270

METROPOLITAN SERIES FUND, INC.

 FI INTERNATIONAL STOCK PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                                      YEAR ENDED    YEAR ENDED
                                                                     DECEMBER 31,  DECEMBER 31,
                                                                         2005          2004
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment income............................................. $  5,429,728  $  3,166,924
  Net realized gain.................................................   44,612,595    24,136,234
  Unrealized appreciation...........................................   30,469,023    39,361,549
                                                                     ------------  ------------
  INCREASE IN NET ASSETS FROM OPERATIONS............................   80,511,346     6,664,707
                                                                     ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................   (2,301,454)   (4,308,987)
    Class B.........................................................     (141,111)     (202,168)
    Class E.........................................................     (300,332)     (657,454)
                                                                     ------------  ------------
  TOTAL DISTRIBUTIONS...............................................   (2,742,897)   (5,168,609)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   28,988,684   (15,307,278)
                                                                     ------------  ------------
  TOTAL INCREASE IN NET ASSETS......................................  106,757,133    46,188,820

NET ASSETS
  Beginning of the period...........................................  427,663,316   381,474,496
                                                                     ------------  ------------
  End of the period................................................. $534,420,449  $427,663,316
                                                                     ============  ============
UNDISTRIBUTED NET INVESTMENT INCOME
  End of the period................................................. $  5,162,372  $  2,325,330
                                                                     ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                      YEAR ENDED                YEAR ENDED
                                                                   DECEMBER 31, 2005         DECEMBER 31, 2004
                                                               ------------------------  ------------------------
                                                                 SHARES          $         SHARES          $
                                                               ----------  ------------  ----------  ------------
CLASS A
  Sales.......................................................  6,776,782  $ 80,921,158   3,561,865  $ 36,409,730
  Reinvestments...............................................    205,487     2,301,454     420,800     4,308,987
  Redemptions................................................. (6,255,844)  (74,914,831) (6,398,245)  (65,387,799)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................    726,425  $  8,307,781  (2,415,580) $(24,669,082)
                                                               ==========  ============  ==========  ============
CLASS B
  Sales.......................................................  2,583,128  $ 30,523,623   1,233,538  $ 12,528,432
  Reinvestments...............................................     12,724       141,111      19,938       202,168
  Redemptions.................................................   (667,349)   (8,060,069)   (612,223)   (6,095,461)
                                                               ----------  ------------  ----------  ------------
  Net increase................................................  1,928,503  $ 22,604,665     641,253  $  6,635,139
                                                               ==========  ============  ==========  ============
CLASS E
  Sales.......................................................    725,367  $  8,658,669   1,575,031  $ 15,945,725
  Reinvestments...............................................     27,008       300,332      64,646       657,454
  Redemptions.................................................   (918,856)  (10,882,763) (1,359,015)  (13,876,514)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................   (166,481) $ (1,923,762)    280,662  $  2,726,665
                                                               ==========  ============  ==========  ============
  Increase (decrease) derived from capital share transactions.  2,488,447  $ 28,988,684  (1,493,665) $(15,307,278)
                                                               ==========  ============  ==========  ============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-271

METROPOLITAN SERIES FUND, INC.

 FI INTERNATIONAL STOCK PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                    CLASS A
                               ------------------------------------------------
                                            YEAR ENDED DECEMBER 31,
                               ------------------------------------------------
                                 2005      2004      2003      2002      2001
                               --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF
 PERIOD....................... $  11.50  $   9.86  $   7.76  $   9.49  $  12.39
                               --------  --------  --------  --------  --------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income........     0.14      0.10      0.11      0.08      0.08
 Net realized and unrealized
   gain (loss) of investments.     1.92      1.68      2.05     (1.73)    (2.57)
                               --------  --------  --------  --------  --------
 Total from investment
   operations.................     2.06      1.78      2.16     (1.65)    (2.49)
                               --------  --------  --------  --------  --------
LESS DISTRIBUTIONS
 Distributions from net
   investment income..........    (0.08)    (0.14)    (0.06)    (0.08)    (0.03)
 Distributions from net
   realized capital gains.....     0.00      0.00      0.00      0.00     (0.38)
                               --------  --------  --------  --------  --------
 Total distributions..........    (0.08)    (0.14)    (0.06)    (0.08)    (0.41)
                               --------  --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD $  13.48  $  11.50  $   9.86  $   7.76  $   9.49
                               ========  ========  ========  ========  ========
TOTAL RETURN (%)..............     18.0      18.2      28.0     (17.5)    (20.6)
Ratio of operating expenses
 to average net assets before
 expense reductions (%).......     1.06      1.08      1.13      1.12      1.16
Ratio of operating expenses
 to average net assets after
 expense reductions (%) (d)...     1.01      1.06      1.11      1.12      1.14
Ratio of net investment
 income to average net assets
 (%)..........................     1.23      0.85      1.21      0.90      0.73
Portfolio turnover rate (%)...       69        90       148        50        68
Net assets, end of period
 (000)........................ $413,322  $344,340  $318,996  $271,015  $340,426

                                                   CLASS B
                                  --------------------------------------
                                                             MAY 1, 2002/(A)
                                   YEAR ENDED DECEMBER 31,      /THROUGH
                                  -------------------------   DECEMBER 31,
                                    2005     2004     2003        2002
                                  -------  -------  -------  ---------------
   NET ASSET VALUE, BEGINNING OF
    PERIOD....................... $ 11.38  $  9.76  $  7.69      $ 9.39
                                  -------  -------  -------      ------
   INCOME FROM INVESTMENT
    OPERATIONS
    Net investment income........    0.12     0.07     0.03        0.02
    Net realized and unrealized
      gain (loss) of investments.    1.88     1.67     2.09       (1.72)
                                  -------  -------  -------      ------
    Total from investment
      operations.................    2.00     1.74     2.12       (1.70)
                                  -------  -------  -------      ------
   LESS DISTRIBUTIONS
    Distributions from net
      investment income..........   (0.05)   (0.12)   (0.05)       0.00
                                  -------  -------  -------      ------
    Total distributions..........   (0.05)   (0.12)   (0.05)       0.00
                                  -------  -------  -------      ------
   NET ASSET VALUE, END OF PERIOD $ 13.33  $ 11.38  $  9.76      $ 7.69
                                  =======  =======  =======      ======
   TOTAL RETURN (%)..............    17.6     18.0     27.8       (18.1)(b)
   Ratio of operating expenses
    to average net assets before
    expense reductions (%).......    1.31     1.33     1.38        1.37 (c)
   Ratio of operating expenses
    to average net assets after
    expense reductions (%) (d)...    1.26     1.31     1.36        1.37 (c)
   Ratio of net investment
    income (loss) to average net
    assets (%)...................    0.89     0.56    (0.04)       0.35 (c)
   Portfolio turnover rate (%)...      69       90      148          50
   Net assets, end of period
    (000)........................ $54,530  $24,612  $14,859      $    1

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-272

METROPOLITAN SERIES FUND, INC.

 FI INTERNATIONAL STOCK PORTFOLIO

FINANCIAL HIGHLIGHTS



                                                     CLASS E
                               -----------------------------------------------
                                                                   MAY 1, 2001/(A)/
                                     YEAR ENDED DECEMBER 31,           THROUGH
                               ----------------------------------   DECEMBER 31,
                                 2005     2004     2003     2002        2001
                               -------  -------  -------  -------  ---------------
NET ASSET VALUE, BEGINNING OF
 PERIOD....................... $ 11.41  $  9.79  $  7.71  $  9.43      $10.91
                               -------  -------  -------  -------      ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income........    0.13     0.07     0.08     0.08        0.00
 Net realized and unrealized
   gain (loss) of investments.    1.89     1.68     2.05    (1.73)      (1.48)
                               -------  -------  -------  -------      ------
 Total from investment
   operations.................    2.02     1.75     2.13    (1.65)      (1.48)
                               -------  -------  -------  -------      ------
LESS DISTRIBUTIONS
 Distributions from net
   investment income..........   (0.06)   (0.13)   (0.05)   (0.07)       0.00
                               -------  -------  -------  -------      ------
 Total distributions..........   (0.06)   (0.13)   (0.05)   (0.07)       0.00
                               -------  -------  -------  -------      ------
NET ASSET VALUE, END OF PERIOD $ 13.37  $ 11.41  $  9.79  $  7.71      $ 9.43
                               =======  =======  =======  =======      ======
TOTAL RETURN (%)..............    17.8     18.0     27.9    (17.6)      (13.6)(b)
Ratio of operating expenses
 to average net assets before
 expense reductions (%).......    1.21     1.23     1.28     1.27        1.31(c)
Ratio of operating expenses
 to average net assets after
 expense reductions (%) (d)...    1.16     1.21     1.26     1.27        1.30(c)
Ratio of net investment
 income (loss) to average net
 assets (%)...................    1.08     0.70     0.93     0.57       (0.17)(c)
Portfolio turnover rate (%)...      69       90      148       50          68
Net assets, end of period
 (000)........................ $66,569  $58,712  $47,619  $17,262      $2,194

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-273

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--98.7% OF TOTAL NET ASSETS


       SECURITY DESCRIPTION                        SHARES     VALUE*
       -----------------------------------------------------------------

       AUSTRALIA--4.8%
       Alinta, Ltd................................  11,816 $      96,121
       Alumina, Ltd...............................  61,038       333,982
       Amcor, Ltd.................................  44,742       245,027
       AMP, Ltd...................................  82,208       462,326
       Ansell, Ltd................................       1             8
       Aristocrat Leisure, Ltd. (a)...............  18,360       165,147
       Australia & New Zealand Banking Group, Ltd.  79,055     1,384,962
       Australia Gas & Light Co., Ltd.............  21,537       271,023
       Australian Stock Exchange, Ltd.............   4,340       103,167
       AXA Asia Pacific Holdings, Ltd.............  39,352       146,182
       Babcock & Brown, Ltd.......................   7,537        93,925
       BHP Billiton, Ltd.......................... 157,179     2,627,227
       BlueScope Steel, Ltd.......................  29,000       148,158
       Boral, Ltd.................................  26,326       155,892
       Brambles Industries, Ltd. (a)..............  43,436       323,184
       Caltex Australia...........................   6,631        94,007
       Coca-Cola Amatil, Ltd......................  24,265       136,725
       Cochlear, Ltd..............................   2,300        76,953
       Coles Myer, Ltd............................  53,075       396,886
       Commonwealth Bank of Australia.............  56,267     1,763,655
       Computershare, Ltd.........................  16,060        79,969
       CSL, Ltd...................................   8,128       252,614
       CSR, Ltd...................................  61,958       157,158
       DB RREEF Trust (a)......................... 161,255       164,107
       Foster's Group, Ltd........................  89,550       366,383
       Futuris Corp., Ltd.........................       1             1
       Insurance Australia Group, Ltd. (a)........  77,348       306,299
       John Fairfax Holdings, Ltd.................  42,720       125,583
       Leighton Holdings, Ltd. (a)................   6,847        89,752
       Lend Lease Corp., Ltd......................  15,118       160,049
       Lion Nathan, Ltd. (a)......................  20,419       114,135
       Macquarie Airports.........................  30,135        69,730
       Macquarie Bank, Ltd........................   9,860       490,043
       Macquarie Goodman Co.......................  62,824       219,949
       Mayne Group, Ltd...........................  27,102        70,234
       Mirvac Group (a)...........................  35,667       107,566
       Multiplex Group (a)........................  30,696        70,893
       National Australia Bank, Ltd...............  68,823     1,641,969
       Newcrest Mining, Ltd. (a)..................  16,271       292,061
       OneSteel...................................  29,597        72,564
       Orica, Ltd. (a)............................  12,587       187,975
       Origin Energy, Ltd.........................  40,383       221,626
       Patrick Corp., Ltd.........................  36,238       196,295
       Perpetual Trustees Australia, Ltd. (a).....   1,660        83,202
       Publishing & Broadcasting, Ltd.............   5,684        68,927
       Qantas Airways.............................  36,314       107,349
       QBE Insurance Group, Ltd...................  33,138       474,333
       Rinker Group, Ltd..........................  44,300       532,442
       Rio Tinto, Ltd. (a)........................  13,419       675,540
       Santos, Ltd................................  26,929       241,166
       Sonic Healthcare, Ltd......................  11,475       125,222
       Suncorp-Metway, Ltd........................  24,726       362,662
       Symbion Health, Ltd........................  27,102        50,497
       TABCORP Holdings, Ltd......................  23,353       266,121
       Telstra Corp., Ltd. (a)....................  88,784       255,838
       Toll Holdings, Ltd.........................  10,122       110,265
       Transurban Group (a).......................  32,744       157,439

   SECURITY DESCRIPTION                                  SHARES    VALUE*
   --------------------------------------------------------------------------

   AUSTRALIA--(CONTINUED)
   Wesfarmers, Ltd...................................... 16,547 $     447,399
   Westfield Group (a).................................. 68,545       910,908
   Westpac Banking Corp................................. 82,258     1,378,061
   Woodside Petroleum, Ltd.............................. 22,246       642,187
   Woolworths, Ltd...................................... 50,871       627,657
                                                                -------------
                                                                   21,998,727
                                                                -------------

   AUSTRIA--0.4%
   Boehler-Uddeholm AG..................................    579        97,353
   Erste Bank der oesterreichischen Sparkassen AG.......  6,035       333,675
   IMMOFINANZ Immobilien Anlagen AG..................... 14,515       138,751
   Meinl European Land..................................  4,933        86,762
   OMV AG...............................................  7,170       416,431
   Telekom Austria AG................................... 14,882       332,952
   Verbund-Oesterreichische Elektrizitaetswirtschafts AG    536       190,482
   Voestalpine AG.......................................  1,121       112,269
   Wienerberger AG......................................  3,825       151,752
                                                                -------------
                                                                    1,860,427
                                                                -------------

   BELGIUM--0.8%
   AGFA-Gevaert NV......................................  4,172        75,821
   Belgacom S.A.........................................  8,360       271,895
   Colruyt S.A..........................................    850       116,909
   Delhaize Group, Plc..................................  3,500       227,844
   Dexia S.A. (a)....................................... 24,396       560,588
   Fortis Banque S.A....................................      5             0
   Groupe Bruxelles Lambert S.A.........................  3,574       349,295
   InBev NV.............................................  8,674       375,978
   KBC Bancassurance Holding NV (a).....................  8,478       786,301
   Mobistar S.A. (a)....................................  1,299       102,665
   Solvay S.A...........................................  2,727       299,489
   UCB S.A..............................................  3,879       181,516
   Umicore S.A..........................................  1,128       132,485
                                                                -------------
                                                                    3,480,786
                                                                -------------

   BERMUDA--0.1%
   Esprit Holdings, Ltd................................. 42,000       299,134
   Frontline, Ltd. (a)..................................  2,700       102,431
   Li & Fung, Ltd....................................... 88,000       169,204
   Shangri-La Asia, Ltd................................. 52,000        86,966
                                                                -------------
                                                                      657,735
                                                                -------------

   CAYMAN ISLANDS--0.0%
   Hutchison Tellecommunications........................ 70,000       100,820
                                                                -------------

   DENMARK--0.8%
   AP Moller-Maersk A/S.................................     56       577,508
   Carlsberg A/S (Class B) (a)..........................  1,550        82,905
   Danisco A/S (a)......................................  2,600       198,601
   Danske Bank A/S...................................... 20,400       716,435
   DSV A/S (a)..........................................  1,100       135,325
   GN Store Nord A/S (a)................................ 13,000       169,586
   Novo Nordisk A/S..................................... 11,075       621,463
   Novozymes A/S (Series B) (a).........................  3,615       197,172
   Ostasiatiske Kompagni (a)............................  1,050        98,646

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-274

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


      SECURITY DESCRIPTION                           SHARES     VALUE*
      --------------------------------------------------------------------

      DENMARK--(CONTINUED)
      TDC A/S.......................................   9,238 $     551,537
      Topdanmark A/S (a)............................     900        77,906
      Vestas Wind Systems A/S (a)...................   9,300       152,427
                                                             -------------
                                                                 3,579,511
                                                             -------------

      FINLAND--1.4%
      Elisa Oyj (a).................................  10,100       186,361
      Fortum Oyj....................................  19,500       364,362
      Kesko Oyj.....................................   3,500        98,923
      Kone Oyj (a)..................................   3,800       150,233
      Metso Oyj.....................................   7,332       199,821
      Neste Oil, Oyj (b)............................   5,874       165,732
      Nokia Oyj..................................... 194,750     3,551,827
      Rautaruukki, Oyj..............................   4,200       101,775
      Sampo Oyj.....................................  19,500       338,503
      Stora Enso Oyj................................  31,300       422,294
      Tietoenator Oyj...............................   4,080       148,479
      UPM-Kymmene Oyj (a)...........................  24,200       472,395
      Wartsila Oyj..................................   3,251        95,878
      Yit Yhtyma Oyj................................   2,950       125,796
                                                             -------------
                                                                 6,422,379
                                                             -------------

      FRANCE--8.6%
      Accor S.A. (a)................................   8,527       467,119
      Air France S.A. (a)...........................   4,923       105,055
      Air Liquide S.A. (a)..........................   4,907       940,646
      Alcatel S.A. (a)..............................  52,252       645,806
      Alstom........................................   5,490       314,761
      Atos Origin S.A...............................   2,917       191,413
      Autoroutes du Sud de la France S.A. (a).......   2,708       159,647
      Autoroutes Paris..............................   1,415       100,807
      AXA S.A. (a)..................................  62,817     2,022,667
      BNP Paribas S.A. (a)..........................  34,255     2,762,002
      Bouygues S.A. (a).............................   9,508       463,212
      Business Objects S.A..........................   2,531       101,966
      Cap Gemini S.A. (a)...........................   5,888       235,396
      Carrefour S.A.................................  24,165     1,128,283
      Casino Guichard-Perrachon S.A. (a)............   1,385        91,898
      CNP Assurances S.A. (a).......................   2,058       161,669
      Compagnie de Saint-Gobain S.A. (a)............  13,215       783,154
      Compagnie Generale des Etablissements Michelin
       (Class B)....................................   6,187       346,196
      Credit Agricole S.A. (a)......................  25,452       798,962
      Dassault Systemes S.A. (a)....................   3,191       179,456
      Essilor International S.A.....................   4,786       384,885
      France Telecom S.A............................  73,703     1,824,752
      Groupe Danone (a).............................  10,303     1,077,893
      Hermes International S.C.A. (a)...............     970       241,705
      Imerys S.A. (a)...............................   1,108        79,909
      Klepierre S.A. (a)............................   1,393       130,342
      L'Oreal S.A. (a)..............................  13,007       962,238
      Lafarge S.A. (a)..............................   8,118       727,659
      Lagardere S.C.A. (a)..........................   4,929       377,943
      LVMH Moet Hennessy Louis Vuitton S.A..........  11,069       979,984
      Neopost S.A...................................   1,324       132,313
      Pagesjaunes Groupe............................   5,214       135,152

       SECURITY DESCRIPTION                        SHARES     VALUE*
       -----------------------------------------------------------------

       FRANCE--(CONTINUED)
       Pernod Ricard S.A. (a).....................   3,042 $     528,927
       Peugoet S.A. (a)...........................   6,652       381,406
       Pinault-Printemps-Redoute S.A. (a).........   3,195       358,610
       Publicis Groupe (a)........................   6,168       213,915
       Renault S.A. (a)...........................   7,859       638,456
       Sagem S.A. (a).............................   6,773       161,465
       Sanef, Inc.................................   1,011        68,211
       Sanofi-Aventis (a).........................  45,503     3,972,188
       Schneider Electric S.A. (a)................   9,740       865,324
       Scor.......................................  29,144        62,570
       Societe Television Francaise 1 S.A.........   4,636       128,190
       Societe BIC S.A............................   1,148        68,009
       Societe Generale (a).......................  15,370     1,883,883
       Sodexho Alliance S.A. (a)..................   5,334       218,890
       Suez S.A...................................   4,872            57
       Suez S.A. (a)..............................  40,009     1,240,710
       Technip S.A. (a)...........................   3,935       237,817
       Thales S.A. (a)............................   3,003       135,679
       Thomson S.A. (a)...........................  10,757       224,606
       Total S.A. (a).............................  24,563     6,159,271
       Unibail S.A................................   1,978       262,262
       Valeo S.A. (a).............................   2,738       101,450
       Veolia Environnement S.A. (a)..............  15,075       680,579
       Vinci S.A. (a).............................   7,093       607,588
       Vivendi Universal S.A......................  46,127     1,443,955
       Zodiac S.A.................................   1,406        89,935
                                                           -------------
                                                              39,788,843
                                                           -------------

       GERMANY--6.3%
       Adidas-Salomon AG (a)......................   2,436       459,399
       Allianz AG (a).............................  16,445     2,481,754
       Altana AG (a)..............................   2,783       150,974
       BASF AG....................................  23,364     1,783,272
       Bayer AG...................................  28,459     1,184,605
       Beiersdorf AG..............................     653        80,055
       Celesio AG.................................   2,068       177,257
       Commerzbank AG.............................  26,026       798,793
       Continental AG.............................   5,723       505,645
       DaimlerChrysler AG.........................  39,352     2,000,699
       Deutsche Bank AG (a).......................  21,586     2,085,335
       Deutsche Boerse AG (a).....................   4,460       455,538
       Deutsche Lufthansa AG (a)..................   9,290       137,086
       Deutsche Post AG...........................  26,553       641,380
       Deutsche Post AG...........................   2,993        71,781
       Deutsche Telekom AG........................ 121,449     2,017,083
       E.ON AG....................................  27,227     2,807,590
       Fresenius Medical Care AG (a)..............   1,889       198,139
       Heidelberger Druckmaschinen AG.............   2,301        87,695
       Hochtief AG................................   2,617       116,875
       Hypo Real Estate Holding AG................   6,570       340,763
       Infineon Technologies AG...................  31,404       286,341
       Linde AG (a)...............................   3,930       304,868
       MAN AG (a).................................   5,766       306,604
       Merck KGaA.................................   2,490       205,580
       Metro AG (a)...............................   6,117       294,213
       Munchener Ruckversicherungs-Gesellschaft AG   7,960     1,073,942

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-275

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


      SECURITY DESCRIPTION                          SHARES     VALUE*
      -------------------------------------------------------------------

      GERMANY--(CONTINUED)
      Premiere AG (a)..............................   3,120 $      54,467
      Puma AG......................................     696       202,364
      RWE AG.......................................  18,103     1,335,665
      SAP AG.......................................   9,890     1,785,963
      Schering AG..................................   7,211       481,271
      Siemens AG...................................  35,056     2,993,301
      ThyssenKrupp AG (a)..........................  15,177       315,422
      TUI AG (a)...................................  10,215       208,379
      Volkswagen AG (a)............................   7,827       411,506
      Wincor Nixdorf AG............................     730        76,957
                                                            -------------
                                                               28,918,561
                                                            -------------

      GREECE--0.6%
      Alpha Bank A.E...............................  14,212       413,480
      Coca-Cola Hellenic Bottling Co. S.A..........   5,100       149,771
      Commercial Bank of Greece....................   3,288       110,788
      COSMOTE Mobile Telecommunications S.A........   5,940       131,785
      EFG Eurobank Ergasias S.A....................   8,560       268,163
      Hellenic Petroleum...........................   5,920        83,098
      Hellenic Telecommunications Organization S.A.  13,660       290,213
      National Bank of Greece S.A..................  12,345       523,033
      OPAP S.A.....................................  10,390       356,421
      Piraeus Bank S.A.............................   8,250       175,910
      Public Power Corp............................   4,890       106,547
      Titan Cement Co. S.A.........................   3,060       124,651
                                                            -------------
                                                                2,733,860
                                                            -------------

      HONG KONG--1.4%
      Bank of East Asia, Ltd.......................  60,400       182,582
      BOC Hong Kong Holdings, Ltd. (a)............. 173,500       334,422
      Cathay Pacific Airways, Ltd. (a).............  54,000        94,946
      Cheung Kong Holdings, Ltd....................  66,000       676,342
      CLP Holdings, Ltd............................  79,600       462,174
      Hang Lung Properties, Ltd....................  85,000       133,006
      Hang Seng Bank, Ltd..........................  33,700       439,851
      Henderson Land Development Co. (a)...........  32,000       150,292
      Hong Kong & China Gas Co., Ltd............... 183,046       389,199
      Hong Kong Electric Co., Ltd..................  72,500       358,166
      Hong Kong Exchanges & Clearing, Ltd..........  46,000       191,118
      Hopewell Holdings, Ltd.......................  46,000       115,900
      Hutchison Whampoa, Ltd.......................  93,000       884,097
      Hysan Development Co., Ltd...................  33,000        81,471
      Johnson Electric Holdings, Ltd. (a)..........  80,500        76,133
      MTR Corp. (a)................................  84,000       165,503
      New World Development Co., Ltd. (a).......... 136,000       187,532
      PCCW, Ltd. (a)............................... 249,340       153,464
      Sino Land Co. (a)............................  80,000        97,280
      Sun Hung Kai Properties, Ltd. (a)............  59,000       576,072
      Swire Pacific, Ltd...........................  41,500       371,181
      Techtronic Industries Co., Ltd...............  46,500       110,664
      Television Broadcasts, Ltd...................  14,000        74,582
      The Link.....................................  93,141       176,587
      The Wharf Holdings, Ltd......................  59,000       208,247
                                                            -------------
                                                                6,690,811
                                                            -------------

       SECURITY DESCRIPTION                        SHARES     VALUE*
       -----------------------------------------------------------------

       IRELAND--0.8%
       Allied Irish Banks, Plc....................  39,961 $     852,500
       Bank of Ireland............................  42,306       664,321
       C&C Group..................................  14,200        90,476
       CRH, Plc...................................  23,294       682,729
       DCC, Plc...................................   5,274       112,610
       Depfa Bank, Plc............................  14,333       211,059
       Eircom Group, Plc..........................  39,859        93,126
       Elan Corp., Plc............................  24,478       335,182
       Iaws Group A...............................   4,977        71,296
       Independent News & Media, Plc..............  35,107       105,244
       Irish Life & Permanent, Plc................  11,864       241,538
       Kerry Group, Plc...........................   6,210       137,082
                                                           -------------
                                                               3,597,163
                                                           -------------

       ITALY--3.7%
       Alleanza Assicurazioni S.p.A. (a)..........  19,805       243,925
       Assicuraziono Generali S.p.A. (a)..........  42,422     1,477,062
       Autogrill S.p.A. (a).......................   4,027        54,945
       Autostrade S.p.A...........................  11,782       281,486
       Banca Antonveneta S.p.A....................   3,985       123,592
       Banca Fideuram S.p.A. (a)..................  10,160        55,004
       Banca Intesa S.p.A. (a).................... 140,100       739,476
       Banca Intesa S.p.A.--RNC...................  37,628       185,248
       Banca Monte dei Paschi di Siena S.p.A. (a).  59,270       275,963
       Banca Nazionale del Lavoro S.p.A. (a)......  47,963       157,598
       Banca Popolare di Milano S.p.A.............  15,605       170,290
       Banche Popolari Unite S.c.ar.l. (a)........  16,379       357,708
       Banco Popolare di Verona e Novara S.c.ar.l.  18,247       367,759
       Bulgari S.p.A. (a).........................  10,027       111,478
       Capitalia S.p.A............................  69,520       400,970
       Enel S.p.A. (a)............................ 193,020     1,510,195
       Eni S.p.A. (a)............................. 113,766     3,161,113
       FIAT S.p.A. (a)............................  21,620       187,608
       FinecoGroup S.p.A. (a).....................   7,131        68,380
       Finmeccanica S.p.A.........................  12,746       245,735
       Italcementi S.p.A..........................       1            19
       Luxottica Group S.p.A. (a).................   7,313       184,795
       Mediaset S.p.A. (a)........................  34,780       367,157
       Mediobanca S.p.A. (a)......................  23,327       443,799
       Mediolanum S.p.A. (a)......................   8,934        58,693
       Pirelli & Co. S.p.A. (a)................... 110,803       101,414
       San Paolo IMI S.p.A. (a)...................  50,438       785,874
       Seat Pagine Gialle S.p.A. (a).............. 174,380        81,113
       Snam Rete Gas S.p.A. (a)...................  41,749       170,998
       T.E.R.N.A (a)..............................  52,360       128,850
       Telecom Italia S.p.A. (a).................. 463,231     1,344,048
       Telecom Italia S.p.A.--RNC................. 261,869       647,079
       UniCredito Italiano S.p.A.................. 352,083     2,416,896
                                                           -------------
                                                              16,906,270
                                                           -------------

       JAPAN--24.7%
       Acom Co., Ltd..............................   3,130       201,946
       Advantest Corp.............................   3,700       376,474
       AEON Co., Ltd..............................  27,800       710,370
       Aeon Credit Service Co., Ltd...............   1,800       171,271
       Aiful Corp.................................   2,900       240,279

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-276

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


         SECURITY DESCRIPTION                     SHARES     VALUE*
         --------------------------------------------------------------

         JAPAN--(CONTINUED)
         Aisin Seiki Co., Ltd....................   8,500 $     314,163
         Ajinomoto Co., Inc......................  28,000       286,727
         All Nippon Airways Co., Ltd.............  20,000        81,264
         Alps Electric Co., Ltd..................   8,000       111,125
         Amada Co., Ltd..........................  21,000       185,941
         Aoyama Trading Co., Ltd.................   2,600        87,679
         Asahi Breweries, Ltd. (a)...............  18,500       226,610
         Asahi Glass Co., Ltd. (a)...............  47,000       602,245
         Asahi Kasei Corp........................  62,000       421,854
         Astellas Pharma, Inc....................  23,500       911,014
         Bank of Kyoto...........................  12,000       146,010
         Benesse Corp............................   3,900       136,079
         Bridgestone Corp. (a)...................  30,000       628,554
         Cannon Sales Co., Inc. (a)..............   4,000        85,285
         Canon, Inc. (a).........................  32,700     1,921,302
         Casio Computer Co., Ltd. (a)............   9,800       164,736
         Central Japan Railway Co................      67       638,768
         Chiyoda Corp............................   7,000       160,023
         Chubu Electric Power Co., Inc. (a)......  24,900       592,133
         Chugai Pharmaceutical Co., Ltd. (a).....  12,900       277,852
         Citizen Watch Co., Ltd..................  21,100       175,771
         Credit Saison Co., Ltd..................   6,800       338,287
         CSK Corp. (a)...........................   2,500       123,992
         Dai Nippon Printing Co., Ltd............  27,000       479,404
         Daicel Chemical Industries, Ltd. (a)....  14,000       100,171
         Daido Steel Co..........................  17,000       160,212
         Daiichi Sankyo..........................  30,344       584,683
         Daikin Industries, Ltd..................  10,300       299,456
         Daimaru, Inc............................  11,000       160,132
         Dainippon Ink & Chemicals, Inc..........  41,000       176,449
         Dainippon Screen Manufacturing Co., Ltd.   9,000        75,761
         Daito Trust Construction Co., Ltd.......   3,400       175,386
         Daiwa House Industry Co., Ltd...........  25,000       393,231
         Daiwa Securities Group, Inc.............  56,000       641,767
         Denki Kagaku Kogyo K.K..................  23,000       101,340
         Denso Corp..............................  24,700       858,987
         Dentsu, Inc.............................      80       262,057
         Dowa Mining Co., Ltd. (a)...............  16,000       174,888
         E Trade Securities (a)..................      22       170,938
         East Japan Railway Co...................     150     1,027,959
         Eisai Co., Ltd. (a).....................  11,200       472,043
         Electric Power Development Co., Ltd.....   6,000       207,111
         FamilyMart Co., Ltd.....................   2,300        77,591
         Fanuc, Ltd..............................   8,000       684,617
         Fast Retailing Co., Ltd. (a)............   2,400       236,297
         Fuji Electric Holdings Co., Ltd.........  24,000       128,071
         Fuji Photo Film Co., Ltd................  22,400       735,775
         Fujikura, Ltd...........................  23,000       187,531
         Fujitsu, Ltd............................  84,000       639,283
         Hino Motors, Ltd........................   9,000        56,767
         Hirose Electric Co., Ltd. (a)...........   1,200       158,560
         Hitachi Chemical Co., Ltd...............   6,900       181,635
         Hitachi Construction Machinary, Ltd.....   5,000       117,927
         Hitachi, Ltd. (a)....................... 139,000       936,639
         Hokkaido Electric Power Co., Inc........   7,300       148,293
         Hokugin Financial Group, Inc............  60,000       277,247
         Honda Motor Co., Ltd....................  34,200     1,980,580

    SECURITY DESCRIPTION                               SHARES     VALUE*
    ------------------------------------------------------------------------

    JAPAN--(CONTINUED)
    Hoya Corp.........................................  19,000 $     686,462
    Ibiden Co. (a)....................................   4,300       232,497
    Inpex Corp........................................      18       160,588
    Isetan Co., Ltd...................................  10,300       218,581
    Ishikawajima-Harima Heavy Industries Co., Ltd. (a)  69,000       220,549
    Itochu Corp.......................................  65,000       546,513
    JAFCO Co., Ltd. (a)...............................   1,300       117,220
    Japan Airlines System Corp. (a)...................  39,000       105,804
    Japan Real Estate Investment Corp. (REIT).........      14       115,311
    Japan Retail Fund Investment Corp. (REIT) (a).....       9        69,841
    Japan Tobacco, Inc................................      39       567,624
    JFE Holding, Inc. (a).............................  24,700       821,782
    JGC Corp. (a).....................................  10,000       192,099
    JS Group Corp.....................................  12,300       246,130
    JSR Corp. (a).....................................   8,400       219,898
    JTEKT Corp. (a)...................................   7,000       129,705
    Kajima Corp. (a)..................................  51,000       291,566
    Kamigumi Co., Ltd.................................  10,000        88,419
    Kaneka Corp.......................................  16,000       193,211
    Kansai Paint Co. (a)..............................  12,000       102,078
    Kao Corp..........................................  23,000       614,210
    Kawasaki Heavy Industries, Ltd. (a)...............  73,000       268,613
    Kawasaki Kisen Kaisha, Ltd. (a)...................  19,000       120,108
    KDDI Corp.........................................     108       621,310
    Keihin Electric Express Railway Co., Ltd. (a).....  20,000       157,529
    Keio Electric Railway Co., Ltd....................  26,000       155,075
    Keisei Electric Railway Co., Ltd..................  13,000        89,215
    Keyence Corp......................................   1,400       401,614
    Kintetsu Corp.....................................  80,120       319,534
    Kirin Brewery Co., Ltd. (a).......................  34,000       398,689
    Kobe Steel, Ltd................................... 118,000       376,868
    KOMATSU, Ltd......................................  42,000       702,566
    Konami Corp. (a)..................................   3,400        75,097
    Konica Minolta Holdings, Inc......................  20,500       209,747
    Kubota Corp.......................................  48,000       405,602
    Kuraray Co., Ltd..................................  19,000       196,285
    Kurita Water Industries, Ltd. (a).................   5,500       104,483
    Kyocera Corp......................................   7,100       518,275
    Kyowa Hakko Kogyo Co., Ltd........................  16,000       111,240
    Kyushu Electric Power Co., Inc....................  16,600       360,577
    Lawson, Inc.......................................   2,400        98,675
    Leopalace21 Corp..................................   6,600       238,035
    Mabuchi Motor Co., Ltd. (a).......................   1,200        66,535
    Makita Corp. (a)..................................   7,000       172,746
    Marubeni Corp.....................................  55,000       292,342
    Marui Co., Ltd....................................  14,000       276,761
    Matsushita Electric Industrial Co., Ltd...........  90,000     1,740,764
    Matsushita Electric Works, Ltd. (a)...............  19,000       178,313
    Mediceo Paltac Holdings Co., Ltd..................   6,400        92,526
    Meiji Seika Kaisha, Ltd...........................  14,000        74,566
    Millea Holdings, Inc..............................      66     1,145,298
    Mineba Co., Ltd. (a)..............................  18,000        96,699
    Mitsubishi Chemical Holdings......................  53,578       337,106
    Mitsubishi Corp...................................  53,700     1,181,847
    Mitsubishi Electric Corp..........................  82,000       585,911
    Mitsubishi Estate Co., Ltd. (a)...................  47,000       984,001
    Mitsubishi Gas & Chemical Co., Inc................  18,000       171,051

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-277

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


     SECURITY DESCRIPTION                            SHARES     VALUE*
     ---------------------------------------------------------------------

     JAPAN--(CONTINUED)
     Mitsubishi Heavy Industries, Ltd............... 132,000 $     586,047
     Mitsubishi Materials Corp......................  52,000       268,366
     Mitsubishi Rayon Co., Ltd......................  32,000       213,333
     Mitsubishi Securities (a)......................  14,000       173,610
     Mitsubishi Tokyo Financial Group, Inc..........     320     4,368,284
     Mitsui & Co., Ltd. (a).........................  63,000       814,197
     Mitsui Chemicals, Inc. (a).....................  29,000       193,422
     Mitsui Engineering & Shipbuilding Co., Ltd. (a)  32,000       104,075
     Mitsui Fudosan Co., Ltd. (a)...................  35,000       714,515
     Mitsui Mining & Smelting Co., Ltd..............  30,000       187,409
     Mitsui OSK Lines, Ltd..........................  47,000       413,356
     Mitsui Sumitomo Insurance Co., Ltd.............  53,000       655,310
     Mitsui Trust Holdings, Inc.....................  24,000       290,400
     Mitsukoshi, Ltd. (a)...........................  18,000       117,098
     Mizuho Financial Group, Inc....................     420     3,314,688
     Murata Manufacturing Co., Ltd..................   8,900       575,534
     Namco Bandai Holdings..........................   9,800       143,057
     NEC Corp.......................................  84,000       526,829
     NGK Insulators, Ltd............................  13,000       192,470
     NGK Spark Plug Co., Ltd........................  11,000       236,067
     NHK Spring Co., Ltd............................   8,000        83,792
     Nidec Corp. (a)................................   4,600       395,468
     Nikko Cordial Corp. (a)........................  35,500       570,120
     Nikon Corp. (a)................................  12,000       188,449
     Nintendo Co., Ltd..............................   4,400       534,407
     Nippon Building Fund, Inc. (REIT)..............      17       143,181
     Nippon Electronic, Inc.........................   9,000       198,490
     Nippon Express Co., Ltd........................  38,000       232,838
     Nippon Meat Packers, Inc.......................  11,000       115,234
     Nippon Mining Holdings, Inc....................  31,500       225,185
     Nippon Oil Corp................................  57,000       444,682
     Nippon Sheet Glass Co., Ltd. (a)...............  24,000       105,233
     Nippon Steel Corp. (a)......................... 268,000       944,007
     Nippon Telephone & Telegraph Corp..............     226     1,029,811
     Nippon Unipac Holding..........................      49       195,536
     Nippon Yusen Kabushiki Kaisha (a)..............  45,000       308,700
     Nissan Chemical Industries, Ltd. (a)...........   8,000       113,114
     Nissan Motor Co., Ltd. (a).....................  98,300     1,002,235
     Nisshin Seifun Group, Inc......................  13,000       137,739
     Nisshin Steel Co., Ltd. (a)....................  54,000       175,819
     Nisshinbo Industries, Inc......................   8,000        86,948
     Nissin Food Products Co., Ltd. (a).............   5,000       144,158
     Nitto Denko Corp...............................   7,800       605,437
     NOK Corp. (a)..................................   6,100       165,303
     Nomura Holdings, Inc...........................  79,700     1,528,881
     Nomura Research Institute, Ltd.................     900       110,067
     NSK, Ltd.......................................  18,000       123,695
     NTN Corp. (a)..................................  20,000       157,432
     NTT Data Corp..................................      62       311,453
     NTT DoCoMo, Inc................................     763     1,167,467
     Obayashi Corp..................................  28,000       205,319
     Odakyu Electric Railway Co., Ltd. (a)..........  27,000       160,264
     OJI Paper Co., Ltd.............................  39,000       229,832
     Oki Electric Industry Co., Ltd.................  20,000        73,825
     Olympus Corp. (a)..............................  12,000       313,970
     Omron Corp.....................................   9,000       208,314
     Onward Kashiyama Co., Ltd......................   5,000        97,736

       SECURITY DESCRIPTION                        SHARES     VALUE*
       -----------------------------------------------------------------

       JAPAN--(CONTINUED)
       Oriental Land Co., Ltd. (a)................   2,600 $     141,283
       ORIX Corp..................................   3,700       954,315
       Osaka Gas Co., Ltd.........................  84,000       288,519
       Pioneer Corp. (a)..........................   6,600        91,002
       Promise Co., Ltd...........................   3,750       251,710
       Rakuten, Inc. (a)..........................     210       202,484
       Resona Holdings, Inc. (a)..................     200       800,688
       Ricoh Co., Ltd.............................  30,000       527,783
       Rohm Co., Ltd..............................   4,700       515,957
       Ryohin Keikaku Co., Ltd....................   1,200       105,325
       Sanken Electric Co., Ltd...................   6,000        97,728
       Sankyo Co., Ltd............................   2,800       162,359
       Santen Pharm Co. (a).......................   3,600        99,817
       Sanyo Electric Co., Ltd. (a)...............  70,000       190,210
       Sapporo Holdings, Ltd. (a).................  15,000        83,698
       SBI Holdings, Inc. (a).....................     244       163,524
       Secom Co., Ltd.............................   9,000       468,304
       Sega Sammy Holdings, Inc...................   6,400       215,700
       Seiko Epson Corp. (a)......................   5,000       124,539
       Sekisui Chemical Co., Ltd..................  20,000       136,184
       Sekisui House, Ltd.........................  21,000       263,203
       Seven & I Holdings Co., Ltd. (a)...........  35,560     1,520,498
       Sharp Corp.................................  41,000       620,075
       Shimamura Co., Ltd. (a)....................     900       125,174
       Shimano, Inc. (a)..........................   4,600       121,391
       Shimizu Corp...............................  29,000       215,459
       Shin-Etsu Chemical Co., Ltd................  17,000       897,433
       Shinko Securities..........................  24,000       122,153
       Shinsei Bank, Ltd..........................  40,000       232,181
       Shionogi & Co., Ltd........................  15,000       211,568
       Shiseido Co., Ltd. (a).....................  16,000       297,296
       Showa Denko K.K. (a).......................  52,000       201,189
       Showa Shell Sekiyu K.K. (a)................   9,900       118,734
       SMC Corp...................................   2,600       374,147
       Softbank Corp. (a).........................  31,500     1,343,071
       Sojitz Corp. (a)...........................  16,800       100,257
       Sompo Japan Insurance, Inc.................  36,000       481,595
       Sony Corp. (a).............................  43,300     1,766,617
       Stanley Electric Co., Ltd. (a).............   9,200       148,269
       Sumitomo Chemical Co., Ltd.................  64,000       442,669
       Sumitomo Corp..............................  47,000       604,465
       Sumitomo Electric Industries, Ltd..........  31,000       474,225
       Sumitomo Heavy Industries, Ltd.............  25,000       208,879
       Sumitomo Metal Industries, Ltd............. 176,000       670,054
       Sumitomo Metal Mining Co., Ltd. (a)........  27,000       337,404
       Sumitomo Mitsui Financial Group, Inc. (a)..     208     2,226,449
       Sumitomo Realty & Development Co., Ltd. (a)  16,000       351,154
       Sumitomo Rubber............................   8,000       114,771
       Suzuken Co., Ltd...........................   2,300        73,334
       T&D Holdings, Inc..........................   9,750       639,817
       Taiheiyo Cement Corp. (a)..................  42,000       171,532
       Taisei Corp................................  39,000       178,103
       Taisho Pharmaceutical Co., Ltd.............   8,000       149,018
       Taiyo Nippon Sanso Corp....................  14,000        93,225
       Takashimaya Co., Ltd. (a)..................  12,000       193,028
       Takeda Pharmaceutical Co., Ltd.............  38,500     2,076,513
       Takefuji Corp..............................   4,610       314,666

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-278

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


          SECURITY DESCRIPTION                   SHARES     VALUE*
          ------------------------------------------------------------

          JAPAN--(CONTINUED)
          Tanabe Seiyaku Co.....................  11,000 $     106,884
          TDK Corp..............................   5,300       366,679
          Teijin, Ltd...........................  36,000       230,267
          Teikoku Oil Co., Ltd. (a).............  10,000       132,020
          Terumo Corp...........................   8,100       240,628
          The 77 Bank, Ltd......................  16,000       122,012
          The Bank of Fukuoka, Ltd. (a).........  23,000       198,831
          The Bank of Yokohama, Ltd.............  54,000       445,350
          The Chiba Bank, Ltd...................  29,000       244,770
          The Furukawa Electric Co., Ltd. (a)...  30,000       237,496
          The Gunma Bank, Ltd...................  21,000       156,268
          The Joyo Bank, Ltd....................  32,000       191,771
          The Kansai Electric Power Co., Inc....  35,300       756,801
          The Nishi-Nippon Bank, Ltd............  22,000       132,432
          The Shizuoka Bank, Ltd. (a)...........  27,000       269,462
          The Sumitomo Trust & Banking Co., Ltd.  56,000       569,438
          The Suruga Bank, Ltd..................  13,000       163,571
          The Tokyo Electric Power, Ltd.........  49,900     1,214,022
          THK Co., Ltd. (a).....................   6,000       157,378
          Tobu Railway Co., Ltd.................  31,000       162,889
          Toho Co., Ltd. (a)....................   8,000       178,675
          Tohoku Electric Power Co., Inc........  20,300       411,906
          Tokuyama Corp.........................  10,000       129,202
          Tokyo Electron, Ltd...................   7,700       480,794
          Tokyo Gas Co., Ltd. (a)............... 101,000       451,277
          Tokyo Tatemono Co. (a)................  11,000       110,164
          Tokyu Corp. (a).......................  47,000       334,809
          Tokyu Land Corp.......................  15,000       151,887
          TonenGeneral Sekiyu K.K. (a)..........  12,000       128,610
          Toppan Printing Co., Ltd. (a).........  25,000       290,513
          Toray Industries, Inc.................  58,000       475,026
          Toshiba Corp. (a)..................... 128,000       770,495
          Tosoh Corp. (a).......................  27,000       119,186
          Toto, Ltd. (a)........................  12,000       101,016
          Toyo Seikan Kaisha, Ltd...............   8,000       129,786
          Toyobo Co., Ltd.......................  27,000        90,969
          Toyota Industries Corp................   8,100       292,242
          Toyota Motor Corp..................... 126,100     6,592,048
          Toyota Tsusho Corp....................   7,000       160,283
          Trend Micro, Inc. (a).................   4,000       152,312
          Ube Industries, Ltd. (a)..............  39,000       105,484
          Uni-Charm Corp. (a)...................   2,400       107,695
          UNY Co., Ltd..........................   6,000        94,944
          Ushio, Inc. (a).......................   7,000       164,573
          USS Co., Ltd..........................   1,070        68,153
          Wacoal Corp...........................   5,000        67,591
          West Japan Railway Co.................      77       320,244
          Yahoo! Japan Corp. (a)................     336       510,480
          Yakult Honsha Co., Ltd. (a)...........   7,000       145,752
          Yamada Denki Co., Ltd. (a)............   3,500       443,551
          Yamaha Corp. (a)......................   8,100       134,524
          Yamaha Motor Co., Ltd.................  10,200       268,176
          Yamato Holdings Co., Ltd..............  17,000       283,201
          Yaskawa Electric Corp. (a)............  10,000       101,447
          Yokogawa Electric Corp. (a)...........   8,100       138,845
          Zeon Corp. (a)........................   8,000       106,108
                                                         -------------
                                                           114,386,123
                                                         -------------

       SECURITY DESCRIPTION                        SHARES     VALUE*
       -----------------------------------------------------------------

       LUXEMBOURG--0.1%
       Arcelor S.A................................  23,893 $     590,324
       Stolt Offshore Co. (a).....................   9,600       111,636
                                                           -------------
                                                                 701,960
                                                           -------------

       NETHERLANDS--3.6%
       ABN AMRO Holdings NV.......................  78,051     2,033,575
       Aegon NV...................................  62,160     1,008,087
       Akzo Nobel NV..............................  11,384       525,677
       ASML Holding NV (b)........................  23,308       464,571
       Buhrmann NV (a)............................   5,632        82,570
       Corio NV...................................   2,452       132,740
       DSM NV.....................................   6,294       256,121
       Euronext NV................................   3,546       184,005
       European Aeronautic Defense & Space Co. (a)  11,647       438,164
       Getronics NV...............................   5,753        77,085
       Heineken NV................................  10,728       338,771
       ING Groep NV...............................  81,822     2,827,631
       James Hardie Industries NV.................  27,250       179,031
       Koninklijke Ahold NV.......................  64,989       485,081
       Koninklijke KPN NV.........................  91,096       910,893
       Koninklijke Numico NV......................   8,452       348,622
       Koninklijke Philips Electronics NV.........  56,793     1,758,309
       Qiagen NV..................................   4,617        54,133
       Randstad Holding NV........................   1,866        80,752
       Reed Elsevier NV...........................  30,654       426,645
       Rodamco Europe NV..........................   1,821       150,993
       SBM Offshore NV............................   1,921       154,638
       STMicroelectronics NV......................  29,883       534,317
       TNT NV.....................................  18,198       566,657
       Unilever NV................................  24,655     1,682,295
       Vedior NV (a)..............................   6,643        98,099
       VNU NV.....................................  10,581       349,567
       Wereldhave NV..............................   1,209       113,623
       Wolters Kluwer NV..........................  14,000       282,039
                                                           -------------
                                                              16,544,691
                                                           -------------

       NEW ZEALAND--0.2%
       Fletcher Building, Ltd.....................  57,403       295,063
       Telecom Corp. of New Zealand, Ltd. (a)..... 133,363       545,506
                                                           -------------
                                                                 840,569
                                                           -------------

       NORWAY--0.6%
       DnB NOR ASA................................  32,130       341,740
       Norsk Hydro ASA (a)........................   6,820       700,349
       Norske Skogindustrier ASA (a)..............   9,200       145,738
       Orkla ASA (a)..............................   8,650       356,725
       Petroleum Geo-Services (a).................   3,340       103,049
       Statoil ASA (a)............................  31,450       719,973
       Storebrand ASA (a).........................  11,400        97,885
       Telenor ASA................................  40,300       394,482
       Yara International ASA.....................  10,000       144,912
                                                           -------------
                                                               3,004,853
                                                           -------------

       PORTUGAL--0.3%
       Banco Comercial Portugues S.A..............  90,981       250,064
       Banco Espirito Santo S.A. (a)..............   5,129        82,280

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-279

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


        SECURITY DESCRIPTION                       SHARES     VALUE*
        ----------------------------------------------------------------

        PORTUGAL--(CONTINUED)
        Brisa-Auto Estradas de Portugal S.A. (a)..  19,503 $     164,707
        Energias de Portugal S.A..................  93,497       287,110
        Portugal Telecom, SGPS, S.A. (a)..........  36,975       372,916
        Sonae S.A.................................  55,237        76,876
                                                           -------------
                                                               1,233,953
                                                           -------------

        SINGAPORE--0.8%
        Capitaland, Ltd. (a)......................  66,000       136,127
        City Developments, Ltd....................  40,000       208,894
        ComfortDelGro Corp., Ltd.................. 178,000       171,257
        DBS Group Holdings, Inc...................  52,978       525,472
        Fraser & Neave, Ltd.......................  16,400       182,859
        Keppel Corp., Ltd. (a)....................  29,000       192,177
        Overseas Chinese Bank..................... 122,880       494,136
        Singapore Airlines, Ltd...................  34,000       254,192
        Singapore Press Holdings, Ltd. (a)........  93,250       240,619
        Singapore Technologies Engineering, Ltd... 117,000       201,539
        Singapore Telecommunications, Ltd......... 315,650       494,417
        United Overseas Bank, Ltd.................  55,392       487,368
        Venture Corp., Ltd........................  19,000       157,574
                                                           -------------
                                                               3,746,631
                                                           -------------

        SPAIN--3.5%
        Abertis Infraestructuras S.A. (a).........   9,909       248,564
        Acciona S.A. (a)..........................   1,601       178,513
        Acerinox S.A. (a).........................   7,712       111,786
        ACS, Actividades de Construccion &
         Servicios S.A. (a).......................  10,808       346,901
        Altadis S.A...............................  12,473       563,802
        Antena 3 TV (a)...........................   3,400        80,828
        Azucarera Ebro S.A........................   3,741        61,913
        Banco Bilbao Vizcaya Argentaria S.A....... 148,471     2,640,044
        Banco Popular Espanol S.A. (a)............  37,649       457,686
        Banco Santander Central Hispano S.A....... 259,913     3,418,624
        Cintra Conces, Plc. (a)...................   8,063        92,930
        Corporacion Mapfre S.A....................   4,847        79,819
        Endesa S.A. (a)...........................  42,491     1,113,774
        Fomento de Construcciones & Contratas S.A.   1,837       103,820
        Gamesa Corporacion Tecnologica S.A. (a)...   8,235       120,006
        Gas Natural SDG S.A. (a)..................   7,562       211,276
        Grupo Ferrovial S.A. (a)..................   3,394       234,506
        Iberdrola S.A. (a)........................  35,053       954,344
        Indra Sistemas S.A........................   7,404       144,216
        Industria de Diseno Textil S.A............   9,525       309,510
        Inmobilia Colonial........................   1,359        76,765
        Metrovacesa S.A. (a)......................   2,474       149,775
        Repsol YPF S.A............................  39,532     1,155,851
        Sacyr Vallehermoso S.A. (a)...............   6,221       151,142
        Sogecable S.A. (a)........................   2,047        81,764
        Telefonica S.A............................ 193,915     2,907,349
        Union Fenosa S.A..........................  10,887       403,930
                                                           -------------
                                                              16,399,438
                                                           -------------

        SWEDEN--2.3%
        Alfa Laval AB (a).........................   4,300        92,899
        Assa Abloy AB (Series B) (a)..............  15,700       246,537

        SECURITY DESCRIPTION                      SHARES     VALUE*
        ---------------------------------------------------------------

        SWEDEN--(CONTINUED)
        Atlas Copco AB (Series A)................  14,700 $     326,959
        Atlas Copco AB (Series B)................  10,200       203,158
        Electrolux AB (a)........................  13,400       347,568
        Eniro AB.................................  10,300       129,429
        Gambro AB................................  10,800       117,772
        Getinge AB (Class B) (a).................   9,500       130,548
        Hennes & Mauritz AB (Series B) (a).......  22,550       764,706
        Holmen AB (Series B) (a).................   2,500        82,450
        Lundin Petroleum (a).....................   9,000        95,205
        Modern Times Group AB (Class B) (a)......   2,450       102,055
        Nordea Bank AB (a).......................  97,162     1,007,245
        Sandvik AB (a)...........................   9,350       434,607
        Scania AB (Series B) (a).................   4,300       155,344
        Securitas AB (a).........................  13,000       215,627
        Skandia Insurance Co., Ltd. (a)..........  55,300       330,930
        Skandinaviska Enskilda Banken AB (a).....  23,100       474,587
        Skanska AB...............................  19,700       299,532
        SKF AB (a)...............................  18,000       252,202
        SSAB.....................................   3,000       108,925
        Svenska Cellulosa AB (a).................   9,100       339,506
        Svenska Handelsbanken AB (a).............  22,600       559,447
        Swedish Match AB (a).....................  14,600       171,533
        Tele2 AB (a).............................  18,100       193,805
        Telefonaktiebolaget LM Ericsson (Class B) 653,800     2,243,815
        TeliaSonera AB...........................  86,764       465,356
        Volvo AB.................................   4,500       206,015
        Volvo AB (Series B) (a)..................  10,200       480,018
                                                          -------------
                                                             10,577,780
                                                          -------------

        SWITZERLAND--6.4%
        ABB, Ltd.................................  86,906       841,713
        Adecco S.A...............................   5,399       248,132
        Ciba Specialty Chemicals AG..............   3,545       228,600
        Clariant AG..............................  12,901       189,379
        Credit Suisse Group......................  53,116     2,699,625
        Geberit AG...............................     184       145,170
        Givaudan AG..............................     317       214,200
        Holcim, Ltd..............................   7,740       525,519
        Kuehne & Nagel International AG..........     509       143,206
        Logitech International S.A...............   4,790       223,706
        Lonza Group AG (a).......................   1,509        92,064
        Nestle S.A...............................  17,622     5,246,392
        Nobel Biocare Holding AG.................     917       201,095
        Novartis AG.............................. 101,619     5,320,612
        Phonak Holding AG (a)....................   1,750        75,160
        PSP Swiss Property.......................   1,740        75,262
        Roche Holding AG.........................  30,690     4,594,718
        Schindler Holding AG.....................     194        76,757
        Serono S.A. (Class B)....................     303       240,416
        SGS S.A. (a).............................     176       147,974
        Straumann Holding AG (a).................     318        73,532
        Sulzer AG................................     153        80,802
        Swatch Group AG..........................   3,574       107,802
        Swatch Group AG (Class B)................   1,638       242,374
        Swiss Reinsurance Co.....................  13,985     1,020,865
        Swisscom AG..............................   1,060       333,615

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-280

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


       SECURITY DESCRIPTION                         SHARES     VALUE*
       ------------------------------------------------------------------

       SWITZERLAND--(CONTINUED)
       Syngenta AG.................................   4,682 $     580,864
       UBS AG......................................  45,159     4,286,906
       Zurich Financial Services AG................   6,239     1,326,943
                                                            -------------
                                                               29,583,403
                                                            -------------

       UNITED KINGDOM--23.1%
       3i Group, Plc...............................  25,081       364,936
       Aegis Group, Plc............................  38,895        81,644
       Alliance Unichem, Plc.......................   9,863       135,437
       AMEC, Plc...................................  19,748       116,392
       Amvescap, Plc...............................  28,888       219,118
       Anglo American, Plc.........................  61,109     2,076,356
       ARM Holdings, Plc...........................  54,960       114,113
       Arriva, Plc.................................   7,903        79,042
       Associated British Portfolios Holdings, Plc.  14,900       150,166
       AstraZeneca, Plc............................  70,252     3,411,305
       Aviva, Plc.................................. 102,001     1,234,610
       BAA, Plc....................................  46,303       498,367
       BAE Systems, Plc............................ 138,539       907,581
       Balfour Beatty, Plc.........................  23,744       145,138
       Barclays, Plc............................... 281,981     2,956,568
       Barratt Developments, Plc...................  11,202       189,388
       BBA Group, Plc..............................  25,670       145,027
       Bellway, Plc................................   4,518        87,576
       Berkeley Group Holdings.....................   4,020        76,681
       BG Group, Plc............................... 154,740     1,526,304
       BHP Billiton, Plc........................... 108,601     1,769,152
       BOC Group, Plc..............................  22,444       461,511
       Boots Group, Plc. (a).......................  30,061       311,698
       Bovis Homes Group...........................   5,148        70,443
       BP, Plc..................................... 911,596     9,738,951
       Brambles Industries, Plc....................  29,427       210,601
       British Airways, Plc........................  21,657       124,190
       British America Tobacco, Plc................  67,985     1,520,293
       British Land Co., Plc.......................  24,653       451,194
       British Sky Broadcasting Group, Plc.........  57,002       485,905
       Brixton, Plc................................  11,049        82,045
       BT Group, Plc............................... 366,866     1,403,262
       Bunzl, Plc..................................  17,535       192,079
       Burberry Group, Plc.........................  14,259       105,028
       Cable & Wireless, Plc....................... 102,250       209,219
       Cadbury Schweppes, Plc......................  92,853       875,324
       Capita Group, Plc...........................  31,881       228,023
       Carnival, Plc...............................   7,379       418,133
       Cattles, Plc................................  11,534        65,163
       Centrica, Plc............................... 162,561       711,003
       Close Brothers Group, Plc...................   5,056        78,774
       Cobham, Plc.................................  45,040       131,020
       Compass Group, Plc.......................... 100,636       380,822
       Corus Group, Plc............................ 232,233       235,095
       Daily Mail & General Trust, Plc.............  11,302       153,153
       Diageo, Plc................................. 129,373     1,869,993
       Dixons Group, Plc...........................  76,665       215,462
       Electrocomponents, Plc......................  16,808        81,180
       EMAP, Plc...................................   9,884       146,352
       EMI Group, Plc..............................  31,155       129,427

            SECURITY DESCRIPTION               SHARES     VALUE*
            --------------------------------------------------------

            UNITED KINGDOM--(CONTINUED)
            Enterprise Inns, Plc..............  16,706 $     268,682
            First Choice Holidays.............  19,553        83,924
            FirstGroup, Plc...................  14,542       100,307
            Friends Provident, Plc............  93,952       305,671
            Gallaher Group....................  27,285       410,882
            George Wimpey, Plc................  20,896       172,209
            GKN, Plc..........................  39,679       196,362
            GlaxoSmithKline, Plc.............. 254,458     6,411,871
            Group for Securicor, Inc..........  42,313       116,966
            GUS, Plc..........................  40,206       711,445
            Hammerson, Plc....................  13,769       241,791
            Hanson, Plc.......................  35,035       383,857
            Hays, Plc.........................  70,144       151,142
            HBOS, Plc......................... 168,884     2,881,203
            Hilton Group, Plc.................  72,907       455,395
            HSBC Holdings, Plc................ 492,710     7,892,330
            ICAP, Plc.........................  18,682       129,844
            IMI, Plc..........................  19,184       165,674
            Imperial Chemical Industries, Plc.  58,839       335,392
            Imperial Tobacco Group, Plc.......  32,677       973,703
            Inchcape, Plc.....................   3,038       118,915
            Intercontinental Hotels...........  18,419       265,649
            International Power, Plc..........  73,371       301,695
            Intertek Group, Plc...............   6,257        74,957
            Invensys, Plc..................... 256,503        81,451
            Isoft Group.......................   9,426        63,000
            Johnson Matthey, Plc..............   8,551       207,294
            Kelda Group, Plc..................  19,060       253,519
            Kesa Electricals, Plc.............  27,443       122,440
            Kingfisher, Plc................... 100,939       411,170
            Land Securities Group, Plc........  20,412       583,237
            Legal & General Group, Plc........ 280,862       588,310
            Liberty International, Plc........   9,441       158,928
            Lloyds TSB Group, Plc............. 248,635     2,085,280
            LogicaCMG, Plc....................  51,317       156,164
            London Stock Exchange Plc.........  10,312       109,889
            Man Group, Plc....................  13,407       440,094
            Marks & Spencer Group, Plc........  72,166       625,690
            Meggitt, Plc......................  22,314       138,641
            Misys, Plc........................  21,309        87,363
            Mitchells & Butlers, Plc..........  19,201       137,801
            National Express Group, Plc.......   5,547        81,914
            National Grid..................... 119,454     1,165,916
            Next, Plc.........................  10,683       281,151
            Pearson, Plc......................  37,340       440,746
            Persimmon, Plc....................  11,884       256,682
            Pilkington, Plc...................  60,503       154,725
            Provident Financial, Plc..........  13,879       130,614
            Prudential, Plc................... 108,297     1,023,566
            Punch Taverns, Plc................  10,056       146,581
            Rank Group, Plc...................  33,378       175,215
            Reckitt Benckiser, Plc............  26,545       874,038
            Reed Elsevier, Plc................  55,180       516,695
            Rentokil Initial, Plc.............  76,753       215,345
            Resolution, Plc...................   8,490        94,457
            Reuters Group, Plc................  62,100       459,008
            Rexam, Plc. (a)...................  27,877       243,133

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-281

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)



     SECURITY DESCRIPTION                            SHARES      VALUE*
     ----------------------------------------------------------------------

     UNITED KINGDOM--(CONTINUED)
     Rio Tinto, Plc................................    47,567 $   2,167,121
     Rolls Royce Group............................. 2,358,708         4,151
     Rolls-Royce Group, Plc........................    70,620       518,320
     Royal & Sun Alliance Insurance Group, Plc.....   150,184       324,960
     Royal Bank of Scotland Group, Plc.............   138,851     4,183,717
     Royal Dutch Shell (A Shares)..................   178,172     5,454,239
     Royal Dutch Shell (B Shares)..................   120,383     3,859,174
     SABMiller, Plc................................    38,439       699,344
     Sage Group, Ltd...............................    61,607       272,892
     Sainsbury Co..................................    61,769       334,322
     Schroders, Plc................................     4,373        71,327
     Scottish & Newcastle, Plc.....................    31,697       264,526
     Scottish & Southern Energy, Plc...............    36,716       639,191
     Scottish Power, Plc...........................    79,445       741,048
     Serco Group, Plc..............................    26,863       144,877
     Severn Trent, Plc. (a)........................    16,848       313,554
     Signet Group, Plc.............................    90,531       167,001
     Slough Estates, Plc...........................    21,877       225,011
     Smith & Nephew, Plc...........................    43,712       401,581
     Smiths Group, Plc.............................    25,283       454,036
     Stagecoach Group, Plc.........................    29,429        58,315
     Tate & Lyle, Plc..............................    20,205       195,142
     Taylor Woodrow, Plc...........................    30,813       201,294
     Tesco, Plc....................................   342,617     1,948,551
     The Peninsular & Oriental Steam Navigation Co.    37,487       299,817
     TI Automotive, Ltd. (c).......................    11,100             0
     Tomkins, Plc..................................    30,300       155,940
     Travis Perkins................................     4,822       115,974
     Trinity Mirror, Plc...........................    11,804       116,128
     Unilever, Plc.................................   122,763     1,215,060
     United Utilities, Plc.........................    40,354       464,894
     UTD Business Media............................    10,472       114,476
     Vodafone Group, Plc........................... 2,755,033     5,936,316
     Whitbread.....................................    10,230       166,499
     William Hill, Plc.............................    16,542       152,083
     Wolseley, Plc.................................    25,957       545,911
     WPP Group, Plc................................    51,215       553,084
     Yell Group, Plc...............................    35,479       326,485
                                                              -------------
                                                                106,836,528
                                                              -------------

     UNITED STATES--3.4%
     iShares MSCI EAFE Index Fund..................   257,600    15,316,896
     Synthes, Inc. (b).............................     1,887       211,250
                                                              -------------
                                                                 15,528,146
                                                              -------------
     Total Common Stock
      (Identified Cost $345,247,314)...............             456,119,968
                                                              -------------

     PREFERRED STOCK--0.5%
     ----------------------------------------------------------------------

     AUSTRALIA--0.3%
     Centro Properties Group (a)...................    32,700       151,545
     CFS Gandel Retail Trust.......................   100,244       146,840
     General Property Trust........................    81,936       246,470
     Investa Property Group........................    66,456        96,581
     Macquarie Infrastructure Group (a)............   107,767       279,813
     Stockland.....................................    56,289       267,766
                                                              -------------
                                                                  1,189,015
                                                              -------------

        SECURITY DESCRIPTION                    SHARES       VALUE*
        ---------------------------------------------------------------

        GERMANY--0.2%
        Fresenius Medical Care AG............        924 $      85,939
        Henkel KGAA (a)......................      2,804       280,982
        Porsche AG (a).......................        387       276,897
        RWE AG...............................      1,372        88,103
        Volkswagen AG........................      4,726       181,122
                                                         -------------
                                                               913,043
                                                         -------------
        Total Preferred Stock
         (Identified Cost $1,483,446)........                2,102,058
                                                         -------------

        RIGHTS-- 0.3%
        ---------------------------------------------------------------

        BELGIUM--0.3%
        Fortis S.A.(a).......................     50,928     1,618,471
                                                         -------------

        PORTUGAL--0.0%
        Sonae SGPS S.A.......................     55,237        28,403
                                                         -------------
        Total Rights
         (Identified Cost $1,174,010)........                1,646,874
                                                         -------------

        UNITS--0.2%
        ---------------------------------------------------------------

        IRELAND--0.0%
        Grafton Group, Plc...................     10,061       109,173
                                                         -------------

        SWITZERLAND--0.2%
        Compagnie Financiere Richemont AG....     22,334       969,392
                                                         -------------
        Total Units
         (Identified Cost $709,717)..........                1,078,565
                                                         -------------

        SHORT TERM INVESTMENTS--0.5%
                                                 FACE
        SECURITY DESCRIPTION                    AMOUNT       VALUE*
        ---------------------------------------------------------------

        UNITED STATES--0.5%
        Federal Home Loan Bank............... $2,050,000 $   2,049,618
                                                         -------------
        Total Short Term Investments
         (Amortized Cost $2,049,619).........                2,049,618
                                                         -------------
        Total Investments--100.2%
         (Identified Cost $350,664,106) (d)..              462,997,083
        Liabilities in excess of other assets                 (808,528)
                                                         -------------
        TOTAL NET ASSETS--100%...............            $ 462,188,555
                                                         =============

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-282

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005



(a) A PORTION OR ALL OF THE SECURITY WAS HELD ON LOAN. AS OF DECEMBER 31, 2005, THE MARKET VALUE OF SECURITIES LOANED WAS $78,951,067 AND THE COLLATERAL RECEIVED CONSISTED OF CASH IN THE AMOUNT OF $83,491,294.
(b)  NON-INCOME PRODUCING.
(c)  ZERO VALUED SECURITY.
(d) THE AGGREGATE COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES AS OF DECEMBER 31, 2005 WAS $355,384,751 AND THE COMPOSITION OF UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENT SECURITIES WAS $115,421,057 AND $(7,808,725), RESPECTIVELY.
(REIT)--A REAL ESTATE INVESTMENT TRUST IS A POOLED INVESTMENT VEHICLE THAT INVESTS PRIMARILY IN INCOME-PRODUCING REAL ESTATE OR REAL ESTATE RELATED LOANS OR INTEREST.


              TEN LARGEST INDUSTRIES AS OF         PERCENTAGE OF
              DECEMBER 31, 2005                   TOTAL NET ASSETS
              ----------------------------        ----------------
              Commercial Banks...................      17.6%
              Oil, Gas & Consumable Fuels........       7.8%
              Pharmaceuticals....................       6.7%
              Metals & Mining....................       3.6%
              Diversified Financial Services.....       3.3%
              Mutual Funds.......................       3.3%
              Food Products......................       2.6%
              Wireless Telecommunication Services       1.8%
              Food & Staples Retailing...........       1.6%
              Communications Equipment...........       1.4%

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-283

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO



STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2005

     ASSETS
       Investments at value......................             $462,997,083
       Cash......................................                    3,766
       Foreign cash at value.....................                  106,032
       Collateral for securities loaned..........               83,491,294
       Receivable for:
        Securities sold..........................                  450,027
        Fund shares sold.........................                1,205,565
        Accrued interest and dividends...........                  500,951
        Foreign taxes............................                   63,993
                                                              ------------
         Total Assets............................              548,818,711
     LIABILITIES
       Payable for:
        Fund shares redeemed..................... $ 2,016,757
        Securities purchased.....................     785,866
        Withholding taxes........................      22,305
        Return of collateral for securities
         loaned..................................  83,491,294
       Accrued expenses:
        Management fees..........................     113,314
        Service and distribution fees............      39,267
        Other expenses...........................     161,353
                                                  -----------
         Total Liabilities.......................               86,630,156
                                                              ------------
     NET ASSETS..................................             $462,188,555
                                                              ============
       Net assets consists of:
        Capital paid in..........................             $347,199,880
        Undistributed net investment income......                7,342,355
        Accumulated net realized losses..........               (4,684,623)
        Unrealized appreciation on investments,
         and foreign currency....................              112,330,943
                                                              ------------
     NET ASSETS..................................             $462,188,555
                                                              ============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per
      share ($242,622,831 divided by
      18,735,295 shares outstanding).............             $      12.95
                                                              ============
     CLASS B
     Net asset value and redemption price per
      share ($145,076,989 divided by
      11,365,734 shares outstanding).............             $      12.76
                                                              ============
     CLASS E
     Net asset value and redemption price per
      share ($74,488,735 divided by
      5,776,251 shares outstanding)..............             $      12.90
                                                              ============
     Identified cost of investments..............             $350,664,106
                                                              ============
     Identified cost of foreign cash.............             $    105,960
                                                              ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31, 2005

     INVESTMENT INCOME
       Dividends...............................              $10,351,517(a)
       Interest................................                  332,178(b)
                                                             -----------
                                                              10,683,695
     EXPENSES
       Management fees......................... $ 1,195,152
       Service and distribution fees--Class B..     264,736
       Service and distribution fees--Class E..     106,886
       Directors' fees and expenses............      22,257
       Custodian...............................     688,833
       Audit and tax services..................      20,675
       Legal...................................      10,678
       Printing................................      98,984
       Insurance...............................       6,958
       Miscellaneous...........................      17,150
                                                -----------
       Total expenses..........................   2,432,309
       Management fee waivers..................     (19,437)   2,412,872
                                                -----------  -----------
     NET INVESTMENT INCOME.....................                8,270,823
                                                             -----------
     REALIZED AND UNREALIZED GAIN
     Realized gain (loss) on:
       Investments--net........................   2,774,801
       Foreign currency transactions--net......    (161,211)   2,613,590
                                                -----------
     Unrealized appreciation (depreciation) on:
       Investments--net........................  42,614,797
       Foreign currency transactions--net......     (20,593)  42,594,204
                                                -----------  -----------
     Net gain..................................               45,207,794
                                                             -----------
     NET INCREASE IN NET ASSETS
      FROM OPERATIONS..........................              $53,478,617
                                                             ===========

(a)NET OF FOREIGN TAXES OF $1,063,667.
(b)INCLUDES INCOME ON SECURITIES LOANED OF $297,489.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-284

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                           YEAR ENDED    YEAR ENDED
                                                          DECEMBER 31,  DECEMBER 31,
                                                              2005          2004
                                                          ------------  ------------
FROM OPERATIONS
  Net investment income.................................. $  8,270,823  $  5,797,997
  Net realized gain......................................    2,613,590     1,227,354
  Unrealized appreciation................................   42,594,204    50,156,469
                                                          ------------  ------------
  INCREASE IN NET ASSETS FROM OPERATIONS.................   53,478,617    57,181,820
                                                          ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A..............................................   (3,703,883)   (1,416,519)
    Class B..............................................   (1,426,756)     (198,859)
    Class E..............................................   (1,116,278)     (509,994)
                                                          ------------  ------------
  TOTAL DISTRIBUTIONS....................................   (6,246,917)   (2,125,372)
                                                          ------------  ------------
  INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   57,766,866    43,096,448
                                                          ------------  ------------
  TOTAL INCREASE IN NET ASSETS...........................  104,998,566    98,152,896

NET ASSETS
  Beginning of the period................................  357,189,989   259,037,093
                                                          ------------  ------------
  End of the period...................................... $462,188,555  $357,189,989
                                                          ============  ============
UNDISTRIBUTED NET INVESTMENT INCOME
  End of the period...................................... $  7,342,355  $  5,396,562
                                                          ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                           YEAR ENDED                YEAR ENDED
                                                        DECEMBER 31, 2005         DECEMBER 31, 2004
                                                    ------------------------  ------------------------
                                                      SHARES          $         SHARES          $
                                                    ----------  ------------  ----------  ------------
CLASS A
  Sales............................................  4,463,238  $ 52,400,159   5,084,867  $ 51,552,442
  Reinvestments....................................    331,295     3,703,883     139,972     1,416,519
  Redemptions...................................... (4,100,027)  (48,753,325) (5,223,467)  (53,787,230)
                                                    ----------  ------------  ----------  ------------
  Net increase.....................................    694,506  $  7,350,718       1,372  $   (818,269)
                                                    ==========  ============  ==========  ============
CLASS B
  Sales............................................  6,415,006  $ 74,509,829   4,436,365  $ 45,124,724
  Reinvestments....................................    129,235     1,426,756      19,886       198,859
  Redemptions...................................... (1,596,614)  (18,873,166)   (923,799)   (9,445,172)
                                                    ----------  ------------  ----------  ------------
  Net increase.....................................  4,947,627  $ 57,063,419   3,532,452  $ 35,878,411
                                                    ==========  ============  ==========  ============
CLASS E
  Sales............................................    942,419  $ 11,121,676   3,735,161  $ 37,694,618
  Reinvestments....................................    100,204     1,116,278      50,545       509,994
  Redemptions...................................... (1,601,666)  (18,885,225) (3,004,659)  (30,168,306)
                                                    ----------  ------------  ----------  ------------
  Net increase (decrease)..........................   (559,043) $ (6,647,271)    781,047  $  8,036,306
                                                    ==========  ============  ==========  ============
  Increase derived from capital share transactions.  5,083,090  $ 57,766,866   4,314,871  $ 43,096,448
                                                    ==========  ============  ==========  ============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-285

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                    CLASS A
                               ------------------------------------------------
                                            YEAR ENDED DECEMBER 31,
                               ------------------------------------------------
                                 2005      2004      2003      2002      2001
                               --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF
 PERIOD....................... $  11.64  $   9.80  $   7.26  $   8.75  $  11.22
                               --------  --------  --------  --------  --------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income........     0.25      0.21      0.14      0.10      0.09
 Net realized and unrealized
   gain (loss) of investments.     1.26      1.70      2.54     (1.55)    (2.52)
                               --------  --------  --------  --------  --------
 Total from investment
   operations.................     1.51      1.91      2.68     (1.45)    (2.43)
                               --------  --------  --------  --------  --------
LESS DISTRIBUTIONS
 Distributions from net
   investment income..........    (0.20)    (0.07)    (0.14)    (0.04)    (0.03)
 Distributions from net
   realized capital gains.....     0.00      0.00      0.00      0.00     (0.01)
                               --------  --------  --------  --------  --------
 Total distributions..........    (0.20)    (0.07)    (0.14)    (0.04)    (0.04)
                               --------  --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD $  12.95  $  11.64  $   9.80  $   7.26  $   8.75
                               ========  ========  ========  ========  ========
TOTAL RETURN (%)..............     13.2      19.6      37.6     (16.6)    (21.7)
Ratio of operating expenses
 to average net assets (%)....     0.51      0.59      0.71      0.73      0.70
Ratio of operating expenses
 to average net assets
 without giving effect to the
 contractual expense
 agreement would have been (%)     0.51        --        --      0.79      0.82
Ratio of net investment
 income to average net assets
 (%)..........................     2.19      2.01      1.85      1.43      1.00
Portfolio turnover rate (%)...       22        38        43        23         9
Net assets, end of period
 (000)........................ $242,623  $210,034  $176,835  $112,325  $112,775

                                                 CLASS B
                         ---------------------------------------------------
                                                             JANUARY 2, 2001/(A)/
                               YEAR ENDED DECEMBER 31,             THROUGH
                         ----------------------------------     DECEMBER 31,
                           2005      2004     2003    2002          2001
                         --------  -------  -------  ------  -------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD.... $  11.48  $  9.68  $  7.18  $ 8.66        $11.12
                         --------  -------  -------  ------        ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income..     0.19     0.12     0.11    0.06          0.04
 Net realized and
   unrealized gain
   (loss) of investments     1.27     1.74     2.51   (1.50)        (2.46)
                         --------  -------  -------  ------        ------
 Total from investment
   operations...........     1.46     1.86     2.62   (1.44)        (2.42)
                         --------  -------  -------  ------        ------
LESS DISTRIBUTIONS
 Distributions from net
   investment income....    (0.18)   (0.06)   (0.12)  (0.04)        (0.03)
 Distributions from net
   realized capital
   gains................     0.00     0.00     0.00    0.00         (0.01)
                         --------  -------  -------  ------        ------
 Total distributions....    (0.18)   (0.06)   (0.12)  (0.04)        (0.04)
                         --------  -------  -------  ------        ------
NET ASSET VALUE, END OF
 PERIOD................. $  12.76  $ 11.48  $  9.68  $ 7.18        $ 8.66
                         ========  =======  =======  ======        ======
TOTAL RETURN (%)........     12.9     19.3     37.2   (16.8)        (21.8)(b)
Ratio of operating
 expenses to average
 net assets (%).........     0.76     0.84     0.96    0.98          0.95 (c)
Ratio of operating
 expenses to average
 net assets without
 giving effect to the
 contractual expense
 agreement would have
 been (%)...............     0.76       --       --    1.04          1.07 (c)
Ratio of net investment
 income to average net
 assets (%).............     1.86     1.60     1.45    1.11          0.46 (c)
Portfolio turnover rate
 (%)....................       22       38       43      23             9
Net assets, end of
 period (000)........... $145,077  $73,707  $27,933  $9,654        $4,099

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-286

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS



                                                    CLASS E
                               ----------------------------------------------
                                                                  MAY 1, 2001/(A)/
                                    YEAR ENDED DECEMBER 31,           THROUGH
                               ---------------------------------   DECEMBER 31,
                                 2005     2004     2003    2002        2001
                               -------  -------  -------  ------  ---------------
NET ASSET VALUE, BEGINNING OF
 PERIOD....................... $ 11.59  $  9.77  $  7.25  $ 8.74      $10.43
                               -------  -------  -------  ------      ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income........    0.26     0.19     0.13    0.06        0.00
 Net realized and unrealized
   gain (loss) of investments.    1.23     1.70     2.52   (1.51)      (1.69)
                               -------  -------  -------  ------      ------
 Total from investment
   operations.................    1.49     1.89     2.65   (1.45)      (1.69)
                               -------  -------  -------  ------      ------
LESS DISTRIBUTIONS
 Distributions from net
   investment income..........   (0.18)   (0.07)   (0.13)  (0.04)       0.00
                               -------  -------  -------  ------      ------
 Total distributions..........   (0.18)   (0.07)   (0.13)  (0.04)       0.00
                               -------  -------  -------  ------      ------
NET ASSET VALUE, END OF PERIOD $ 12.90  $ 11.59  $  9.77  $ 7.25      $ 8.74
                               =======  =======  =======  ======      ======
TOTAL RETURN (%)..............    13.0     19.4     37.3   (16.7)      (16.2)(b)
Ratio of operating expenses
 to average net assets (%)....    0.66     0.74     0.86    0.88        0.85 (c)
Ratio of operating expenses
 to average net assets
 without giving effect to the
 contractual expense
 agreement would have been (%)    0.66       --       --    0.94        0.97 (c)
Ratio of net investment
 income to average net assets
 (%)..........................    2.05     1.91     1.42    1.02        0.00 (c)
Portfolio turnover rate (%)...      22       38       43      23           9
Net assets, end of period
 (000)........................ $74,489  $73,449  $54,269  $9,838      $   61

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-287

METROPOLITAN SERIES FUND, INC.

 OPPENHEIMER GLOBAL EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--95.6% OF TOTAL NET ASSETS


     SECURITY DESCRIPTION                             SHARES     VALUE*
     ----------------------------------------------------------------------

     AUSTRALIA--0.5%
     Australia & New Zealand Banking Group, Ltd......  35,222 $     617,559
     Macquarie Airports.............................. 343,601       795,718
                                                              -------------
                                                                  1,413,277
                                                              -------------

     BERMUDA--0.4%
     Everest Re Group, Ltd...........................   9,600       963,360
                                                              -------------

     BRAZIL--1.0%
     Empresa Brasileira de Aeronautica S.A. (ADR) (a)  72,200     2,823,020
                                                              -------------

     CANADA--1.8%
     Husky Energy, Inc...............................  68,900     3,486,513
     Manulife Financial Corp.........................  25,000     1,463,828
                                                              -------------
                                                                  4,950,341
                                                              -------------

     CAYMAN ISLANDS--3.4%
     ACE, Ltd........................................  34,200     1,827,648
     GlobalSantaFe Corp..............................  56,300     2,710,845
     Transocean, Inc. (b)............................  54,400     3,791,136
     XL Capital, Ltd. (Class A)......................  16,100     1,084,818
                                                              -------------
                                                                  9,414,447
                                                              -------------

     DENMARK--0.3%
     Novo Nordisk A/S................................  12,200       687,227
                                                              -------------

     FINLAND--0.5%
     Fortum Oyj......................................  65,900     1,236,210
                                                              -------------

     FRANCE--5.9%
     Essilor International S.A.......................   4,650       375,422
     JC Decaux S.A...................................  36,869       860,321
     LVMH Moet Hennessy Louis Vuitton S.A............  36,251     3,222,101
     Sanofi-Aventis (a)..............................  52,062     4,562,672
     Societe Generale................................  21,161     2,603,904
     Technip S.A.....................................  52,530     3,187,243
     Total S.A. (a)..................................   4,982     1,254,181
                                                              -------------
                                                                 16,065,844
                                                              -------------

     GERMANY--3.8%
     Allianz AG......................................  20,570     3,116,505
     Bayerische Motoren Werke AG.....................  36,260     1,591,843
     SAP AG..........................................  15,740     2,853,577
     Siemens AG......................................  34,525     2,959,582
                                                              -------------
                                                                 10,521,507
                                                              -------------

     HONG KONG--1.3%
     Hong Kong & China Gas Co., Ltd.................. 602,000     1,279,995
     Hutchison Whampoa, Ltd.......................... 106,000     1,007,681
     Television Broadcasts, Ltd...................... 217,000     1,156,013
                                                              -------------
                                                                  3,443,689
                                                              -------------

     INDIA--0.4%
     ICICI Bank, Ltd. (ADR)..........................  37,900     1,091,520
                                                              -------------

         SECURITY DESCRIPTION                    SHARES     VALUE*
         -------------------------------------------------------------

         IRELAND--0.4%
         Anglo Irish Bank Corp., Plc............  78,041 $   1,186,475
                                                         -------------

         JAPAN--11.4%
         Canon, Inc. (a)........................  15,600       917,751
         Chugai Pharmaceutical Co., Ltd. (a)....  56,700     1,222,810
         Credit Saison Co., Ltd.................  36,100     1,798,189
         Fanuc, Ltd.............................   9,400       805,449
         Hoya Corp..............................  49,000     1,772,603
         JGC Corp. (a)..........................  36,000       692,436
         Kao Corp...............................  38,000     1,016,073
         KDDI Corp..............................     568     3,271,788
         Keyence Corp...........................   5,100     1,464,885
         Murata Manufacturing Co., Ltd..........  37,500     2,428,088
         Nidec Corp.............................  12,300     1,058,793
         Nintendo Co., Ltd......................   8,000       972,886
         Resona Holdings, Inc...................     424     1,699,619
         Shionogi & Co., Ltd.................... 143,000     2,019,516
         Shiseido Co., Ltd......................  74,130     1,379,164
         Sony Corp..............................  84,447     3,449,776
         Square Enix Co., Ltd...................  37,800     1,064,882
         Takeda Pharmaceutical Co., Ltd.........  18,800     1,015,276
         Toyota Motor Corp......................  50,500     2,643,315
         Yahoo! Japan Corp......................     474       721,058
                                                         -------------
                                                            31,414,357
                                                         -------------

         MEXICO--2.0%
         Fomento Economico Mexicano S.A. de C.V. 215,500     1,561,190
         Grupo Modelo S.A. de C.V............... 292,600     1,059,871
         Grupo Televisa S.A. (ADR)..............  34,500     2,777,250
                                                         -------------
                                                             5,398,311
                                                         -------------

         NETHERLANDS--2.4%
         European Aeronautic Defense & Space Co.  78,927     2,980,963
         Koninklijke Philips Electronics NV..... 112,408     3,493,867
                                                         -------------
                                                             6,474,830
                                                         -------------

         NORWAY--0.2%
         Tandberg ASA........................... 105,500       643,593
                                                         -------------

         PANAMA--0.9%
         Carnival Corp..........................  45,700     2,443,579
                                                         -------------

         PORTUGAL--0.3%
         Energias de Portugal S.A............... 264,077       814,123
                                                         -------------

         SINGAPORE--0.4%
         Singapore Press Holdings, Ltd.......... 444,000     1,145,478
                                                         -------------

         SOUTH KOREA--2.5%
         Hyundai Heavy Industries Co., Ltd......  20,410     1,546,723
         Samsung Electronics Co., Ltd...........   4,645     2,990,189
         SK Telecom Co., Ltd. (ADR) (a)......... 118,900     2,412,481
                                                         -------------
                                                             6,949,393
                                                         -------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-288

METROPOLITAN SERIES FUND, INC.

 OPPENHEIMER GLOBAL EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


      SECURITY DESCRIPTION                          SHARES      VALUE*
      --------------------------------------------------------------------

      SPAIN--0.7%
      Industria de Diseno Textil S.A..............    57,000 $   1,859,489
                                                             -------------

      SWEDEN--4.7%
      Hennes & Mauritz AB (Series B) (a)..........   130,000     4,418,050
      Investor AB.................................    59,167     1,035,706
      Telefonaktiebolaget LM Ericsson (Class B)... 2,173,300     7,474,833
                                                             -------------
                                                                12,928,589
                                                             -------------

      SWITZERLAND--3.1%
      Credit Suisse Group.........................    59,565     3,034,303
      Novartis AG.................................    29,690     1,558,069
      Roche Holding AG............................    23,362     3,505,595
      Syngenta AG.................................     4,109       510,939
                                                             -------------
                                                                 8,608,906
                                                             -------------

      TAIWAN--0.6%
      Taiwan Semiconductor Manufacturing Co., Ltd.   903,097     1,709,861
                                                             -------------

      UNITED KINGDOM--12.5%
      3i Group, Plc...............................    83,735     1,219,719
      BP, Plc. (ADR)..............................    38,300     2,459,626
      Burberry Group, Plc.........................   115,773       853,701
      Cadbury Schweppes, Plc......................   301,671     2,846,996
      Diageo, Plc.................................     9,100       131,679
      GUS, Plc....................................    52,313       926,703
      HSBC Holdings, Plc..........................   164,836     2,640,711
      Pearson, Plc................................   128,572     1,519,292
      Prudential, Plc.............................   226,012     2,138,511
      Reckitt Benckiser, Plc......................   152,858     5,038,674
      Royal Bank of Scotland Group, Plc...........   136,855     4,128,139
      RT Group, Plc. (c) (d)......................   282,264             0
      Smith & Nephew, Plc.........................   208,228     1,915,104
      Tesco, Plc..................................   148,230       843,955
      Vodafone Group, Plc......................... 3,165,592     6,828,504
      WPP Group, Plc..............................    81,765       883,979
                                                             -------------
                                                                34,375,293
                                                             -------------

      UNITED STATES--34.2%
      3M Co.......................................    28,200     2,185,500
      Adobe Systems, Inc. (b).....................    47,200     1,744,512
      Advanced Micro Devices, Inc. (b)............   177,200     5,422,320
      Affymetrix, Inc. (a)........................    28,900     1,379,975
      Altera Corp. (b)............................    66,700     1,235,951
      Altria Group, Inc...........................     9,800       732,256
      Amazon.com, Inc. (a) (b)....................    21,100       994,865
      American Express Co.........................    43,900     2,259,094
      Amgen, Inc. (b).............................    34,500     2,720,670
      Amylin Pharmaceuticals, Inc. (a) (b)........    11,700       467,064
      Avon Products, Inc..........................    24,300       693,765
      Berkshire Hathaway, Inc. (Class B) (b)......       540     1,585,170
      Biomet, Inc.................................    27,500     1,005,675
      Boston Scientific Corp. (b).................    57,200     1,400,828
      Burlington Resources, Inc...................    32,800     2,827,360
      Cadence Design Systems, Inc. (b)............    51,100       864,612
      Chevron Corp................................    31,300     1,776,901
      Cisco Systems, Inc. (b).....................    83,900     1,436,368

       SECURITY DESCRIPTION                        SHARES     VALUE*
       -----------------------------------------------------------------

       UNITED STATES--(CONTINUED)
       Citigroup, Inc.............................  15,200 $     737,656
       Coach, Inc. (b)............................  44,400     1,480,296
       Corning, Inc. (b).......................... 167,900     3,300,914
       Cree, Inc. (a) (b).........................  51,600     1,302,384
       eBay, Inc. (b).............................  86,800     3,754,100
       Emerson Electric Co........................  23,700     1,770,390
       Express Scripts, Inc. (b)..................  20,900     1,751,420
       Genentech, Inc. (b)........................  16,000     1,480,000
       Gilead Sciences, Inc. (b)..................  40,300     2,120,989
       ImClone Systems, Inc. (a) (b)..............  17,100       585,504
       International Business Machines Corp.......  25,400     2,087,880
       International Game Technology..............  56,200     1,729,836
       International Rectifier Corp. (a) (b)......  37,600     1,199,440
       Intuit, Inc. (b)...........................  40,300     2,147,990
       JPMorgan Chase & Co........................  57,700     2,290,113
       Juniper Networks, Inc. (b).................  31,800       709,140
       Lockheed Martin Corp.......................  20,200     1,285,326
       Medtronic, Inc.............................  11,000       633,270
       Microsoft Corp............................. 143,800     3,760,370
       Morgan Stanley.............................  53,000     3,007,220
       Nektar Therapeutics (a)....................  17,900       294,634
       Northern Trust Corp........................  52,100     2,699,822
       Northrop Grumman Corp......................  22,300     1,340,453
       Novell, Inc. (b)........................... 200,400     1,769,532
       Pfizer, Inc................................  49,300     1,149,676
       QUALCOMM, Inc..............................  51,900     2,235,852
       Quest Diagnostics, Inc.....................  41,200     2,120,976
       Raytheon Co................................  43,300     1,738,495
       Silicon Laboratories, Inc. (a) (b).........  11,700       428,922
       Sirius Satellite Radio, Inc. (a)........... 348,870     2,337,429
       Starbucks Corp. (b)........................  43,000     1,290,430
       Sun Microsystems, Inc. (b)................. 225,900       946,521
       The Boeing Co..............................  24,000     1,685,760
       The Gap, Inc...............................  39,300       693,252
       The Procter & Gamble Co....................  18,940     1,096,247
       The Walt Disney Co.........................  65,800     1,577,226
       Theravance, Inc. (b).......................  23,500       529,220
       Tiffany & Co...............................  18,000       689,220
       Wyeth......................................  27,400     1,262,318
                                                           -------------
                                                              93,753,109
                                                           -------------
       Total Common Stock
        (Identified Cost $227,235,982)............           262,315,828
                                                           -------------

       PREFERRED STOCK--1.5%
       -----------------------------------------------------------------

       BRAZIL--0.5%
       Tele Norte Leste Participacoes S.A.........  80,000     1,434,513
                                                           -------------

       GERMANY--0.4%
       Porsche AG.................................   1,720     1,235,502
                                                           -------------

       MEXICO--0.6%
       Companhia de Bebidas das Americas (ADR) (a)  42,400     1,613,320
                                                           -------------
       Total Preferred Stock
        (Identified Cost $3,623,359)..............             4,283,335
                                                           -------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-289

METROPOLITAN SERIES FUND, INC.

 OPPENHEIMER GLOBAL EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

SHORT TERM INVESTMENTS--3.1%


                                                     FACE
    SECURITY DESCRIPTION                            AMOUNT       VALUE*
    -----------------------------------------------------------------------

    UNITED STATES--3.1%
    State Street Corp. Repurchase Agreement dated
     12/30/05 at 2.500% to be repurchased at
     $8,572,381 on 01/03/06, collateralized by
     $8,890,000 U.S. Treasury Note 3.250% due
     01/15/09 with a value of $8,745,475......... $8,570,000 $   8,570,000
                                                             -------------
    Total Short Term Investments
     (Amortized Cost $8,570,000).................                8,570,000
                                                             -------------
    Total Investments--100.2%
     (Identified Cost $239,429,341) (e)..........              275,169,163
    Liabilities in excess of other assets........                 (668,090)
                                                             -------------
    TOTAL NET ASSETS--100%.......................            $ 274,501,073
                                                             =============

(a) A PORTION OR ALL OF THE SECURITY WAS HELD ON LOAN. AS OF DECEMBER 31, 2005, THE MARKET VALUE OF SECURITIES LOANED WAS $23,872,838 AND THE COLLATERAL RECEIVED CONSISTED OF CASH IN THE AMOUNT OF $24,892,532.
(b)  NON-INCOME PRODUCING.
(c) NON-INCOME PRODUCING; ISSUER FILED UNDER CHAPTER 11 OF THE FEDERAL BANKRUPTCY CODE.
(d)  ZERO VALUED SECURITY.
(e) THE AGGREGATE COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES AS OF DECEMBER 31, 2005 WAS $239,881,630 AND THE COMPOSITION OF UNREALIZED APPRECIATION AND (DEPRECIATION) OF INVESTMENT SECURITIES WAS $41,097,476 AND ($5,809,943), RESPECTIVELY.
(ADR)--AN AMERICAN DEPOSITARY RECEIPT IS A CERTIFICATE ISSUED BY A CUSTODIAN BANK REPRESENTING THE RIGHT TO RECEIVE SECURITIES OF THE FOREIGN ISSUER DESCRIBED. TRADING ON EXCHANGES NOT LOCATED IN THE UNITED STATES OR CANADA SIGNIFICANTLY INFLUENCES THE VALUE OF ADRS.

              TEN LARGEST INDUSTRIES AS OF         PERCENTAGE OF
              DECEMBER 31, 2005                   TOTAL NET ASSETS
              ----------------------------        ----------------
              Commercial Banks...................       6.8%
              Wireless Telecommunication Services       4.5%
              Energy Equipment & Services........       3.5%
              Diversified Financial Services.....       3.0%
              Electronic Equipment & Instruments.       2.9%
              Household Durables.................       2.9%
              Internet & Catalog Retail..........       2.1%
              Capital Markets....................       1.1%
              Food Products......................       1.0%
              Consumer Finance...................       0.8%

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-290

METROPOLITAN SERIES FUND, INC.

 OPPENHEIMER GLOBAL EQUITY PORTFOLIO



                       STATEMENT OF ASSETS & LIABILITIES
                       ---------------------------------
DECEMBER 31, 2005

      ASSETS
        Investments at value.....................             $275,169,163
        Cash.....................................                      766
        Foreign cash at value....................                   43,336
        Collateral for securities loaned.........               24,892,532
        Receivable for:
         Securities sold.........................                   88,490
         Fund shares sold........................                  383,964
         Accrued interest and dividends..........                  503,607
         Foreign taxes...........................                   43,237
                                                              ------------
          Total Assets...........................              301,125,095
      LIABILITIES
        Payable for:
         Fund shares redeemed.................... $ 1,029,039
         Securities purchased....................     108,082
         Withholding taxes.......................      39,206
         Return of collateral for securities
          loaned.................................  24,892,532
        Accrued expenses:
         Management fees.........................     134,393
         Service and distribution fees...........       8,021
         Other expenses..........................     412,749
                                                  -----------
          Total Liabilities......................               26,624,022
                                                              ------------
      NET ASSETS.................................             $274,501,073
                                                              ============
        Net assets consists of:
         Capital paid in.........................             $225,423,884
         Undistributed net investment income.....                7,339,997
         Accumulated net realized gains..........                5,998,711
         Unrealized appreciation on investments
          and foreign currency...................               35,738,481
                                                              ------------
      NET ASSETS.................................             $274,501,073
                                                              ============
      Computation of offering price:
      CLASS A
      Net asset value and redemption price per
       share ($226,036,574 divided by
       14,960,398 shares outstanding)............             $      15.11
                                                              ============
      CLASS B
      Net asset value and redemption price per
       share ($27,790,220 divided by
       1,845,695 shares outstanding).............             $      15.06
                                                              ============
      CLASS E
      Net asset value and redemption price per
       share ($20,674,279 divided by
       1,372,871 shares outstanding).............             $      15.06
                                                              ============
      Identified cost of investments.............             $239,429,341
                                                              ============
      Identified cost of foreign cash............             $     43,409
                                                              ============

                            STATEMENT OF OPERATIONS
                            -----------------------
YEAR ENDED DECEMBER 31, 2005

     INVESTMENT INCOME
       Dividends...............................              $ 4,039,017(a)
       Interest................................                  166,493(b)
                                                             -----------
                                                               4,205,510
     EXPENSES
       Management fees......................... $ 1,397,667
       Service and distribution fees--Class B..      29,566
       Service and distribution fees--Class E..      25,866
       Directors' fees and expenses............      22,264
       Custodian...............................     291,198
       Audit and tax services..................      20,560
       Legal...................................      18,400
       Printing................................     414,830
       Insurance...............................       4,265
       Miscellaneous...........................       6,547
                                                -----------
       Total expenses..........................                2,231,163
                                                             -----------
     NET INVESTMENT INCOME.....................                1,974,347
                                                             -----------
     REALIZED AND UNREALIZED GAIN
     Realized gain on:
       Investments--net........................  26,349,002
       Foreign currency transactions--net......   5,378,127
                                                -----------
                                                              31,727,129
     Unrealized appreciation (depreciation) on:
       Investments--net........................   2,596,468
       Foreign currency transactions--net......      (8,555)
                                                -----------
                                                               2,587,913
                                                             -----------
     Net gain..................................               34,315,042
                                                             -----------
     NET INCREASE IN NET ASSETS
      FROM OPERATIONS..........................              $36,289,389
                                                             ===========

(a)NET OF FOREIGN TAXES OF $378,714.
(b)INCLUDES INCOME ON SECURITIES LOANED OF $7,916.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-291

METROPOLITAN SERIES FUND, INC.

 OPPENHEIMER GLOBAL EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS



                                                                      YEAR ENDED    YEAR ENDED
                                                                     DECEMBER 31,  DECEMBER 31,
                                                                         2005          2004
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment income............................................. $  1,974,347  $  1,815,918
  Net realized gain.................................................   31,727,129    18,990,663
  Unrealized appreciation...........................................    2,587,913     9,393,930
                                                                     ------------  ------------
  INCREASE IN NET ASSETS FROM OPERATIONS............................   36,289,389    30,200,511
                                                                     ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................   (1,195,708)   (2,956,330)
    Class B.........................................................      (28,384)            0
    Class E.........................................................      (72,970)     (195,665)
                                                                     ------------  ------------
  TOTAL DISTRIBUTIONS...............................................   (1,297,062)   (3,151,995)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   25,378,718    (2,767,603)
                                                                     ------------  ------------
  TOTAL INCREASE IN NET ASSETS......................................   60,371,045    24,280,913
NET ASSETS
  Beginning of the period...........................................  214,130,028   189,849,115
                                                                     ------------  ------------
  End of the period................................................. $274,501,073  $214,130,028
                                                                     ============  ============
UNDISTRIBUTED NET INVESTMENT INCOME
  End of the period................................................. $  7,339,997  $  1,135,164
                                                                     ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                      YEAR ENDED                YEAR ENDED
                                                                   DECEMBER 31, 2005         DECEMBER 31, 2004
                                                               ------------------------  ------------------------
                                                                 SHARES          $         SHARES          $
                                                               ----------  ------------  ----------  ------------
CLASS A
  Sales.......................................................  2,951,153  $ 40,627,131     764,035  $  8,928,820
  Reinvestments...............................................     93,269     1,195,708     254,417     2,956,330
  Redemptions................................................. (2,999,866)  (41,159,654) (1,786,716)  (20,820,380)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................     44,556  $    663,185    (768,264) $ (8,935,230)
                                                               ==========  ============  ==========  ============
CLASS B
  Sales.......................................................  1,767,004  $ 24,687,695     293,148  $  3,437,984
  Reinvestments...............................................      2,219        28,384           0             0
  Redemptions.................................................   (203,081)   (2,819,690)    (13,595)     (160,011)
                                                               ----------  ------------  ----------  ------------
  Net increase................................................  1,566,142  $ 21,896,389     279,553  $  3,277,973
                                                               ==========  ============  ==========  ============
CLASS E
  Sales.......................................................    525,760  $  7,300,604     521,138  $  6,042,318
  Reinvestments...............................................      5,705        72,970      16,882       195,665
  Redemptions.................................................   (331,933)   (4,554,430)   (286,980)   (3,348,329)
                                                               ----------  ------------  ----------  ------------
  Net increase................................................    199,532  $  2,819,144     251,040  $  2,889,654
                                                               ==========  ============  ==========  ============
  Increase (decrease) derived from capital share transactions.  1,810,230  $ 25,378,718    (237,671) $ (2,767,603)
                                                               ==========  ============  ==========  ============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-292

METROPOLITAN SERIES FUND, INC.

 OPPENHEIMER GLOBAL EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                               CLASS A
                                                          ------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                          ------------------------------------------------
                                                            2005      2004      2003      2002      2001
                                                          --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD..................... $  13.09  $  11.43  $   8.98  $  10.86  $  14.62
                                                          --------  --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..................................     0.12      0.11      0.14      0.13      0.35
  Net realized and unrealized gain (loss) of investments.     1.98      1.74      2.52     (1.84)    (2.55)
                                                          --------  --------  --------  --------  --------
  Total from investment operations.......................     2.10      1.85      2.66     (1.71)    (2.20)
                                                          --------  --------  --------  --------  --------
LESS DISTRIBUTIONS
  Distributions from net investment income...............    (0.08)    (0.19)    (0.21)    (0.17)    (0.31)
  Distributions from net realized capital gains..........     0.00      0.00      0.00      0.00     (1.25)
                                                          --------  --------  --------  --------  --------
  Total distributions....................................    (0.08)    (0.19)    (0.21)    (0.17)    (1.56)
                                                          --------  --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD........................... $  15.11  $  13.09  $  11.43  $   8.98  $  10.86
                                                          ========  ========  ========  ========  ========
TOTAL RETURN (%).........................................     16.2      16.4      30.5     (16.0)    (16.1)
Ratio of operating expenses to average net assets (%)....     0.93      0.81      0.84      0.81      0.80
Ratio of net investment income to average net assets (%).     0.87      0.95      1.35      1.27      2.90
Portfolio turnover rate (%)..............................      115        79        65        45        36
Net assets, end of period (000).......................... $226,037  $195,181  $179,334  $143,518  $183,296

                                                                     CLASS B
                                                         ----------------------------
                                                                      APRIL 26, 2004/(A)/
                                                          YEAR ENDED       THROUGH
                                                         DECEMBER 31,    DECEMBER 31,
                                                             2005            2004
                                                         ------------ ------------------
NET ASSET VALUE, BEGINNING OF PERIOD....................   $ 13.04         $ 11.59
                                                           -------         -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income.................................      0.05            0.02
  Net realized and unrealized gain of investments.......      2.02            1.43
                                                           -------         -------
  Total from investment operations......................      2.07            1.45
                                                           -------         -------
LESS DISTRIBUTIONS
  Distributions from net investment income..............     (0.05)           0.00
                                                           -------         -------
  Total distributions...................................     (0.05)           0.00
                                                           -------         -------
NET ASSET VALUE, END OF PERIOD..........................   $ 15.06         $ 13.04
                                                           =======         =======
TOTAL RETURN (%)........................................      16.0           12.5 (b)
Ratio of operating expenses to average net assets (%)...      1.18           1.06 (c)
Ratio of net investment income to average net assets (%)      0.53           0.54 (c)
Portfolio turnover rate (%).............................       115              79
Net assets, end of period (000).........................   $27,790         $ 3,646

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-293

METROPOLITAN SERIES FUND, INC.

 OPPENHEIMER GLOBAL EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                               CLASS E
                                                          ----------------------------------------------
                                                                                             MAY 1, 2001/(A)/
                                                               YEAR ENDED DECEMBER 31,           THROUGH
                                                          ---------------------------------   DECEMBER 31,
                                                            2005     2004     2003    2002        2001
                                                          -------  -------  -------  ------  ---------------
NET ASSET VALUE, BEGINNING OF PERIOD..................... $ 13.04  $ 11.40  $  8.96  $10.85      $12.21
                                                          -------  -------  -------  ------      ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..................................    0.11     0.11     0.13    0.19        0.00
  Net realized and unrealized gain (loss) of investments.    1.97     1.71     2.52   (1.91)      (1.36)
                                                          -------  -------  -------  ------      ------
  Total from investment operations.......................    2.08     1.82     2.65   (1.72)      (1.36)
                                                          -------  -------  -------  ------      ------
LESS DISTRIBUTIONS
  Distributions from net investment income...............   (0.06)   (0.18)   (0.21)  (0.17)       0.00
                                                          -------  -------  -------  ------      ------
  Total distributions....................................   (0.06)   (0.18)   (0.21)  (0.17)       0.00
                                                          -------  -------  -------  ------      ------
NET ASSET VALUE, END OF PERIOD........................... $ 15.06  $ 13.04  $ 11.40  $ 8.96      $10.85
                                                          =======  =======  =======  ======      ======
TOTAL RETURN (%).........................................    16.1     16.1     30.4   (16.1)      (11.1)(b)
Ratio of operating expenses to average net assets (%)....    1.08     0.96     0.99    0.96        0.95 (c)
Ratio of net investment income to average net assets (%).    0.71     0.81     1.08    1.18        0.95 (c)
Portfolio turnover rate (%)..............................     115       79       65      45          36
Net assets, end of period (000).......................... $20,674  $15,303  $10,515  $2,870      $   47

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-294

METROPOLITAN SERIES FUND, INC.

 BLACKROCK DIVERSIFIED PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--64.1% OF TOTAL NET ASSETS


          SECURITY DESCRIPTION                 SHARES      VALUE*
          ------------------------------------------------------------

          AEROSPACE & DEFENSE--1.6%
          General Dynamics Corp...............  96,400 $    10,994,420
          L-3 Communications Holdings, Inc.... 139,300      10,356,955
          Raytheon Co......................... 200,900       8,066,135
                                                       ---------------
                                                            29,417,510
                                                       ---------------

          AIR FREIGHT & LOGISTICS--0.8%
          CNF, Inc............................ 161,700       9,037,413
          Ryder System, Inc................... 151,800       6,226,836
                                                       ---------------
                                                            15,264,249
                                                       ---------------

          AUTOMOBILES--0.4%
          Harley-Davidson, Inc................ 145,400       7,486,646
                                                       ---------------

          BEVERAGES--1.1%
          PepsiCo, Inc........................ 227,600      13,446,608
          The Pepsi Bottling Group, Inc....... 240,900       6,892,149
                                                       ---------------
                                                            20,338,757
                                                       ---------------

          BIOTECHNOLOGY--1.0%
          Amgen, Inc. (a)..................... 135,800      10,709,188
          Invitrogen Corp. (a)................ 106,800       7,117,152
                                                       ---------------
                                                            17,826,340
                                                       ---------------

          CAPITAL MARKETS--1.9%
          Ameriprise Financial, Inc...........  51,720       2,120,520
          Lehman Brothers Holdings, Inc....... 114,900      14,726,733
          State Street Corp................... 167,200       9,269,568
          The Bear Stearns Co., Inc...........  79,100       9,138,423
                                                       ---------------
                                                            35,255,244
                                                       ---------------

          CHEMICALS--1.0%
          Lyondell Chemical Co. (b)........... 152,000       3,620,640
          The Dow Chemical Co................. 171,100       7,497,602
          The Lubrizol Corp................... 167,800       7,287,554
                                                       ---------------
                                                            18,405,796
                                                       ---------------

          COMMERCIAL BANKS--5.0%
          Bank of America Corp................ 658,800      30,403,620
          BB&T Corp........................... 232,600       9,748,266
          Comerica, Inc....................... 152,000       8,627,520
          KeyCorp............................. 283,300       9,329,069
          U.S. Bancorp........................ 459,900      13,746,411
          Wachovia Corp....................... 374,700      19,806,642
                                                       ---------------
                                                            91,661,528
                                                       ---------------

          COMMERCIAL SERVICES & SUPPLIES--0.8%
          Cendant Corp........................ 423,100       7,298,475
          Checkfree Corp. (a)................. 168,300       7,724,970
                                                       ---------------
                                                            15,023,445
                                                       ---------------

          COMMUNICATIONS EQUIPMENT--1.7%
          Cisco Systems, Inc. (a)............. 581,900       9,962,128
          Emulex Corp. (a).................... 291,900       5,776,701
          Motorola, Inc....................... 658,200      14,868,738
                                                       ---------------
                                                            30,607,567
                                                       ---------------

        SECURITY DESCRIPTION                     SHARES      VALUE*
        ----------------------------------------------------------------

        COMPUTERS & PERIPHERALS--1.9%
        Hewlett-Packard Co...................... 431,200 $    12,345,256
        International Business Machines Corp.... 268,300      22,054,260
                                                         ---------------
                                                              34,399,516
                                                         ---------------

        CONSUMER FINANCE--0.7%
        American Express Co..................... 258,500      13,302,410
                                                         ---------------

        DIVERSIFIED FINANCIAL SERVICES--1.6%
        CIT Group, Inc.......................... 201,700      10,444,026
        Citigroup, Inc.......................... 247,700      12,020,881
        Federated Investors, Inc. (Class B)..... 178,500       6,611,640
                                                         ---------------
                                                              29,076,547
                                                         ---------------

        DIVERSIFIED TELECOMMUNICATION SERVICES--1.5%
        AT&T, Inc............................... 600,100      14,696,449
        Verizon Communications, Inc............. 397,907      11,984,959
                                                         ---------------
                                                              26,681,408
                                                         ---------------

        ELECTRIC UTILITIES--1.8%
        FirstEnergy Corp........................ 163,500       8,009,865
        PG&E Corp............................... 333,600      12,383,232
        PPL Corp................................ 449,600      13,218,240
                                                         ---------------
                                                              33,611,337
                                                         ---------------

        ELECTRONIC EQUIPMENT & INSTRUMENTS--0.3%
        Technologies Data Corp. (a)............. 148,200       5,880,576
                                                         ---------------

        ENERGY EQUIPMENT & SERVICES--1.0%
        Nabors Industries, Ltd. (a).............  89,300       6,764,475
        Patterson-UTI Energy, Inc............... 361,600      11,914,720
                                                         ---------------
                                                              18,679,195
                                                         ---------------

        FOOD & STAPLES RETAILING--0.5%
        The Kroger Co. (a)...................... 284,500       5,371,360
        Wal-Mart Stores, Inc....................  94,300       4,413,240
                                                         ---------------
                                                               9,784,600
                                                         ---------------

        FOOD PRODUCTS--0.8%
        Archer-Daniels-Midland Co............... 299,700       7,390,602
        General Mills, Inc...................... 161,300       7,955,316
                                                         ---------------
                                                              15,345,918
                                                         ---------------

        HEALTH CARE EQUIPMENT & SUPPLIES--0.8%
        Bausch & Lomb, Inc. (b)................. 104,900       7,122,710
        Becton, Dickinson & Co.................. 132,500       7,960,600
                                                         ---------------
                                                              15,083,310
                                                         ---------------

        HEALTH CARE PROVIDERS & SERVICES--2.0%
        Aetna, Inc.............................. 119,200      11,241,752
        Coventry Health Care, Inc. (a).......... 192,011      10,936,947
        HCA, Inc................................ 152,000       7,676,000
        McKesson Corp........................... 138,700       7,155,533
                                                         ---------------
                                                              37,010,232
                                                         ---------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-295

METROPOLITAN SERIES FUND, INC.

 BLACKROCK DIVERSIFIED PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


     SECURITY DESCRIPTION                         SHARES       VALUE*
     ---------------------------------------------------------------------

     HOTELS, RESTAURANTS & LEISURE--0.6%
     McDonald's Corp............................   302,000 $    10,183,440
                                                           ---------------

     HOUSEHOLD DURABLES--2.0%
     Fortune Brands, Inc........................   116,400       9,081,528
     Newell Rubbermaid, Inc. (b)................   239,200       5,688,176
     Pulte Homes, Inc...........................   183,500       7,222,560
     The Black & Decker Corp....................    70,100       6,095,896
     The Stanley Works (b)......................   184,800       8,877,792
                                                           ---------------
                                                                36,965,952
                                                           ---------------

     HOUSEHOLD PRODUCTS--0.9%
     The Procter & Gamble Co....................   281,900      16,316,372
                                                           ---------------

     INDUSTRIAL CONGLOMERATES--3.6%
     Anacomp, Inc. (Class B) (a)................         1              10
     General Electric Co........................ 1,457,730      51,093,437
     Textron, Inc...............................    75,700       5,827,386
     Tyco International, Ltd....................   281,800       8,132,748
                                                           ---------------
                                                                65,053,581
                                                           ---------------

     INSURANCE--3.3%
     American International Group, Inc..........   220,400      15,037,892
     Genworth Financial, Inc. (Class A).........   211,400       7,310,212
     Prudential Financial, Inc..................   116,000       8,490,040
     The Allstate Corp..........................   117,200       6,337,004
     The Chubb Corp.............................    92,100       8,993,565
     The Hartford Financial Services Group, Inc.    87,000       7,472,430
     W.R. Berkley Corp..........................   147,850       7,040,617
                                                           ---------------
                                                                60,681,760
                                                           ---------------

     INTERNET & CATALOG RETAIL--0.4%
     eBay, Inc. (a).............................   146,000       6,314,500
                                                           ---------------

     IT SERVICES--0.4%
     Computer Sciences Corp. (a)................   132,400       6,704,736
                                                           ---------------

     MACHINERY--0.9%
     Ingersoll-Rand Co., Ltd. (Class A).........   176,900       7,141,453
     PACCAR, Inc................................   121,400       8,404,522
                                                           ---------------
                                                                15,545,975
                                                           ---------------

     MEDIA--2.3%
     Comcast Corp. (Special Class A) (a)........   283,900       7,293,391
     The McGraw-Hill Cos., Inc..................   217,200      11,214,036
     The Walt Disney Co.........................   545,000      13,063,650
     Time Warner, Inc...........................   579,314      10,103,236
                                                           ---------------
                                                                41,674,313
                                                           ---------------

     METALS & MINING--0.4%
     Nucor Corp.................................   110,200       7,352,544
                                                           ---------------

     MULTI-UTILITIES--0.4%
     Sempra Energy..............................   156,600       7,021,944
                                                           ---------------

   SECURITY DESCRIPTION                             SHARES       VALUE*
   -------------------------------------------------------------------------

   MULTILINE RETAIL--1.4%
   Federated Department Stores, Inc...............   127,100 $     8,430,543
   J.C. Penney Co., Inc...........................   152,400       8,473,440
   Nordstrom, Inc.................................   230,200       8,609,480
                                                             ---------------
                                                                  25,513,463
                                                             ---------------

   OIL, GAS & CONSUMABLE FUELS--4.9%
   Burlington Resources, Inc......................   123,300      10,628,460
   ConocoPhillips.................................   336,500      19,577,570
   Devon Energy Corp..............................   180,700      11,300,978
   Exxon Mobil Corp...............................   518,900      29,146,613
   Kerr-McGee Corp................................   121,100      11,003,146
   Valero Energy Corp.............................   133,000       6,862,800
                                                             ---------------
                                                                  88,519,567
                                                             ---------------

   PAPER & FOREST PRODUCTS--0.5%
   Louisiana-Pacific Corp.........................   332,100       9,122,787
                                                             ---------------

   PHARMACEUTICALS--4.5%
   Hospira, Inc. (a)..............................   121,100       5,180,658
   Johnson & Johnson..............................   260,100      15,632,010
   Merck & Co., Inc...............................   482,400      15,345,144
   Pfizer, Inc.................................... 1,174,825      27,396,919
   Wyeth..........................................   401,400      18,492,498
                                                             ---------------
                                                                  82,047,229
                                                             ---------------

   REAL ESTATE--0.4%
   Simon Property Group, Inc. (REIT)..............    87,500       6,705,125
                                                             ---------------

   ROAD & RAIL--0.6%
   Burlington Northern Santa Fe Corp..............   163,000      11,543,660
                                                             ---------------

   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--2.0%
   Freescale Semiconductor, Inc. (Class A) (a) (b)   124,750       3,142,452
   Freescale Semiconductor, Inc. (Class B) (a)....   124,750       3,139,958
   Intel Corp..................................... 1,191,800      29,747,328
                                                             ---------------
                                                                  36,029,738
                                                             ---------------

   SOFTWARE--2.5%
   Adobe Systems, Inc. (a)........................   281,900      10,419,024
   Microsoft Corp................................. 1,320,600      34,533,690
                                                             ---------------
                                                                  44,952,714
                                                             ---------------

   SPECIALTY RETAIL--1.4%
   AutoNation, Inc. (a)...........................   298,700       6,490,751
   Barnes & Noble, Inc............................   131,320       5,603,424
   The Home Depot, Inc............................   336,300      13,613,424
                                                             ---------------
                                                                  25,707,599
                                                             ---------------

   TEXTILES, APPAREL & LUXURY GOODS--0.3%
   NIKE, Inc. (Class B)...........................    68,500       5,945,115
                                                             ---------------

   THRIFTS & MORTGAGE FINANCE--0.7%
   Countrywide Financial Corp.....................   164,000       5,607,160
   Washington Mutual, Inc.........................   160,600       6,986,100
                                                             ---------------
                                                                  12,593,260
                                                             ---------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-296

METROPOLITAN SERIES FUND, INC.

 BLACKROCK DIVERSIFIED PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)



      SECURITY DESCRIPTION                      SHARES        VALUE*
      -------------------------------------------------------------------

      TOBACCO--1.0%
      Altria Group, Inc.....................      249,300 $    18,627,696
                                                          ---------------

      WIRELESS TELECOMMUNICATION SERVICES--0.5%
      Sprint Nextel Corp....................      385,261       8,999,697
                                                          ---------------
      Total Common Stock
       (Identified Cost $1,082,527,953).....                1,170,264,898
                                                          ---------------

      FIXED INCOME--37.9%
                                                 FACE
      SECURITY DESCRIPTION                      AMOUNT        VALUE*
      -------------------------------------------------------------------

      AEROSPACE & DEFENSE--0.1%
      L-3 Communications Corp. (144A)
       6.375%, 10/15/15..................... $     75,000          74,813
      Lockheed Martin Corp.
       8.500%, 12/01/29.....................      580,000         790,521
                                                          ---------------
                                                                  865,334
                                                          ---------------

      ASSET BACKED--3.8%
      Ares VIII CLO, Ltd. (144A)
       7.040%, 02/26/16 (c).................    1,150,000       1,167,365
      BMW Vehicle Owner Trust
       4.040%, 02/25/09 (c).................    5,450,000       5,400,494
      Capital Auto Receivables Asset
       4.050%, 07/15/09 (c).................    4,950,000       4,895,530
      Capital Transition Funding, LLC
       5.010%, 01/15/10.....................    3,466,872       3,465,037
      Citibank Credit Card Issuance Trust
       2.550%, 01/20/09.....................    5,341,000       5,216,410
      Countrywide Asset-Backed Certificates
       5.529%, 12/25/31.....................      651,171         652,243
      CWABS, Inc.
       1.000%, 12/25/35 (c).................    6,425,000       6,423,843
      DaimlerChrysler Auto Owner Trust
       3.490%, 12/08/08.....................    6,900,000       6,809,035
      Ford Credit Auto Owner Trust
       4.170%, 01/15/09 (c).................    4,975,000       4,935,729
      Hedged Mutual Fund Fee Trust (144A)
       5.220%, 11/30/10.....................      338,732         338,732
      Knollwood CDO, Ltd. (144A)
       7.315%, 02/08/39 (c).................      775,300         763,190
      MBNA Credit Card Master Note Trust
       3.300%, 07/15/10.....................    4,475,000       4,341,951
       6.550%, 12/15/08.....................    3,325,000       3,355,334
      Nissan Auto Receivables
       2.700%, 12/17/07.....................    4,247,000       4,203,384
      RBS Capital Trust I
       4.709%, 12/29/49 (c).................      230,000         218,601
      Residential Asset Securities Corp.
       4.240%, 10/25/28 (c).................    5,354,852       5,355,059
       4.469%, 01/25/36 (c).................    4,800,000       4,800,000
      Structured Asset Investment Loan Trust
       6.329%, 04/25/33 (c).................    1,425,000       1,435,898

   FIXED INCOME--(CONTINUED)
                                                    FACE
   SECURITY DESCRIPTION                            AMOUNT        VALUE*
   -------------------------------------------------------------------------

   ASSET BACKED--(CONTINUED)
   Structured Asset Securities Corp.
    5.479%, 06/25/32 (c)....................... $    587,807 $       594,194
   Washington Mutual Assets Securities Corp.
    4.240%, 05/25/36...........................    4,742,635       4,659,853
                                                             ---------------
                                                                  69,031,882
                                                             ---------------

   AUTO COMPONENTS--0.0%
   Briggs & Stratton Corp.
    8.875%, 03/15/11...........................      100,000         112,036
   Navistar International Corp.
    6.250%, 03/01/12...........................       50,000          44,750
                                                             ---------------
                                                                     156,786
                                                             ---------------

   AUTOMOBILES--0.0%
   DaimlerChrysler North America Holding Corp.
    8.500%, 01/18/31 (b).......................      395,000         477,957
                                                             ---------------

   CAPITAL MARKETS--0.4%
   JPMorgan Chase & Co.
    5.350%, 03/01/07...........................    4,285,000       4,301,797
   Morgan Stanley Group, Inc.
    5.050%, 01/21/11...........................    3,000,000       3,000,888
    6.750%, 04/15/11 (b).......................      550,000         592,090
                                                             ---------------
                                                                   7,894,775
                                                             ---------------

   COMMERCIAL BANKS--1.0%
   Bank of America Corp.
    4.500%, 08/01/10 (b).......................    2,740,000       2,692,579
   Bank of New York
    3.800%, 02/01/08...........................      775,000         758,852
   First National Bank of Boston
    7.375%, 09/15/06...........................      800,000         813,409
   HBOS, Plc.
    3.750%, 09/30/08...........................    1,780,000       1,732,643
   HSBC Bank USA, N.A.
    3.870%, 06/07/07...........................    3,850,000       3,793,848
   U.S. Bank N.A.
    2.850%, 11/15/06 (b).......................    1,400,000       1,376,897
    4.400%, 08/15/08...........................    1,625,000       1,608,651
   Wachovia Bank, National Association
    4.375%, 08/15/08...........................    1,160,000       1,146,861
   Wells Fargo & Co.
    4.000%, 08/15/08 (b).......................      920,000         902,816
    4.200%, 01/15/10...........................      855,000         832,369
    4.625%, 08/09/10 (b).......................    1,710,000       1,688,702
                                                             ---------------
                                                                  17,347,627
                                                             ---------------

   COMMERCIAL MORTGAGE-BACKED SECURITIES--5.9%
   Bank of America Commercial Mortgage, Inc.
    4.881%, 11/10/42 (c).......................    3,630,000       3,617,473
    5.118%, 07/11/43...........................    5,365,000       5,374,992
   Bear Stearns Commercial Mortgage Securities,
    Inc. 4.361%, 06/11/41......................    3,542,185       3,489,314
    4.674%, 06/11/41...........................      930,000         895,419
    5.920%, 10/15/36...........................    2,029,473       2,075,671

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-297

METROPOLITAN SERIES FUND, INC.

 BLACKROCK DIVERSIFIED PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

FIXED INCOME--(CONTINUED)


                                                     FACE
  SECURITY DESCRIPTION                              AMOUNT        VALUE*
  ---------------------------------------------------------------------------

  COMMERCIAL MORTGAGE-BACKED SECURITIES--(CONTINUED)
  Chase Commercial Mortgage Security Corp.
   7.319%, 10/15/32............................. $  1,575,000 $     1,707,602
  Credit Suisse First Boston Mortgage Trust
   4.940%, 12/15/35.............................    4,405,000       4,351,774
   7.325%, 04/15/62.............................    3,493,106       3,629,734
  Discover Card Master Trust
   4.399%, 04/16/10.............................    6,550,000       6,554,136
  GE Business Loan Trust (144A)
   5.669%, 04/15/31 (c).........................      916,284         938,715
  GE Capital Commercial Mortgage Corp.
   4.578%, 06/10/48.............................    3,480,000       3,385,110
   6.269%, 12/10/35.............................    3,440,000       3,643,827
  GGP Mall Properties Trust (144A)
   5.558%, 11/15/11.............................    2,598,610       2,611,670
  GMAC Commercial Mortgage Services, Inc.
   7.455%, 08/16/33.............................    3,450,000       3,739,592
  Harborview Mortgage Loan Trust
   4.680%, 11/19/35 (c).........................    4,070,471       4,073,809
  Healthcare Finance Group, Inc. (144A)
   5.411%, 06/05/07 (c).........................    1,175,000       1,175,000
   5.611%, 06/05/07 (c).........................      550,000         548,647
  IMPAC CMB Trust
   6.760%, 01/25/33 (c).........................      233,504         233,834
  Indymac MBS, Inc.
   5.159%, 09/25/35 (c).........................    5,580,751       5,648,721
  JPMorgan Chase Commercial Mortgage Trust
   4.738%, 07/15/42.............................    3,475,000       3,362,308
  JPMorgan Commercial Mortgage Finance
   Corp. 6.658%, 10/15/35 (c)...................      175,000         182,238
   7.239%, 09/15/29.............................    6,869,000       7,240,855
  JPMorgan Commercial Mortgage Trust
   7.351%, 09/15/29.............................    3,945,000       4,266,999
  LB-UBS Commercial Mortgage Trust
   3.636%, 08/15/08.............................    2,521,065       2,456,715
   4.023%, 09/15/26.............................    2,650,000       2,593,573
   4.071%, 09/15/26.............................    2,598,866       2,530,999
   5.642%, 12/15/25 (c).........................    4,010,583       4,065,631
   5.934%, 12/15/25.............................    1,600,000       1,648,122
   7.950%, 05/15/25 (c).........................    3,660,000       4,025,930
  LB-UBS Commercial Mortgage Trust (144A)
   6.155%, 07/14/16.............................    3,527,187       3,641,228
  Long Beach Mortgage Loan Trust
   5.479%, 03/25/34 (c).........................    1,375,000       1,386,869
  Morgan Stanley Capital I, Inc.
   6.630%, 07/15/30.............................    1,025,000       1,062,771
  Salomon Brothers Mortgage Securities VII, Inc.
   6.499%, 10/13/11.............................    3,920,000       4,175,502
  Salomon Brothers Mortgage Securities VII, Inc.
   (144A) 6.134%, 02/18/34......................      587,235         590,973
  Washington Mutual, Inc.
   3.423%, 04/25/33 (c).........................    4,076,399       3,975,317
   3.695%, 05/25/33 (c).........................    2,700,000       2,604,996
                                                              ---------------
                                                                  107,506,066
                                                              ---------------

  COMMERCIAL SERVICES & SUPPLIES--0.0%
  United Rentals, Inc.
   6.500%, 02/15/12.............................       75,000          73,031
                                                              ---------------

                                                FACE
       SECURITY DESCRIPTION                    AMOUNT        VALUE*
       -----------------------------------------------------------------

       COMMUNICATIONS EQUIPMENT--0.1%
       TCI Communications, Inc.
        7.875%, 02/15/26................... $  1,725,000 $     1,991,041
                                                         ---------------

       CONSTRUCTION & ENGINEERING--0.0%
       United Technologies Corp.
        8.875%, 11/15/19...................      250,000         334,056
                                                         ---------------

       CONTAINERS & PACKAGING--0.0%
       Ball Corp.
        6.875%, 12/15/12...................      530,000         547,225
       Crown Americas, LLC
        7.750%, 11/15/15...................      125,000         129,375
                                                         ---------------
                                                                 676,600
                                                         ---------------

       DIVERSIFIED CONSUMER SERVICES--0.0%
       Service Corp. International
        7.700%, 04/15/09...................      195,000         204,750
                                                         ---------------

       DIVERSIFIED FINANCIAL SERVICES--2.0%
       BCP Crystal U.S. Holdings Corp.
        9.625%, 06/15/14 (b)...............       25,000          27,813
       Citigroup, Inc.
        3.500%, 02/01/08...................    9,835,000       9,574,953
        4.125%, 02/22/10 (b)...............    3,150,000       3,060,241
        5.500%, 08/09/06...................    3,710,000       3,726,331
       Devon Financing Corp.
        7.875%, 09/30/31 (b)...............      530,000         673,470
       General Electric Capital Corp.
        3.450%, 07/16/07...................    6,125,000       6,007,768
        4.125%, 09/01/09...................      350,000         340,716
        5.000%, 11/15/11...................    8,535,000       8,543,398
       Household Finance Corp.
        6.400%, 06/17/08...................    1,985,000       2,047,807
       Sprint Capital Corp.
        6.875%, 11/15/28...................      310,000         338,734
        8.750%, 03/15/32...................      270,000         358,312
       Verizon Global Funding Corp.
        7.750%, 12/01/30...................      805,000         956,869
       Wind Acquisition Finance, Inc.
        10.750%, 12/01/15..................      295,000         304,587
                                                         ---------------
                                                              35,960,999
                                                         ---------------

       DIVERSIFIED TELECOMMUNICATION SERVICES--0.1%
       AT&T Broadband Corp.
        8.375%, 03/15/13...................      650,000         752,360
       Cincinnati Bell, Inc.
        7.250%, 07/15/13 (b)...............       50,000          52,000
       GTE Corp.
        6.940%, 04/15/28...................      100,000         107,020
       Qwest Corp. (144A)
        7.741%, 06/15/13 (c)...............      285,000         307,444
       SBC Communications, Inc.
        6.450%, 06/15/34 (b)...............      160,000         166,492
                                                         ---------------
                                                               1,385,316
                                                         ---------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-298

METROPOLITAN SERIES FUND, INC.

 BLACKROCK DIVERSIFIED PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

FIXED INCOME--(CONTINUED)


                                                 FACE
       SECURITY DESCRIPTION                     AMOUNT        VALUE*
       ------------------------------------------------------------------

       ELECTRIC UTILITIES--0.2%
       AES Ironwood, LLC
        8.857%, 11/30/25.................... $    130,871 $       144,613
       Centerpoint Energy, Inc.
        7.250%, 09/01/10....................      345,000         370,096
       Dominion Resources, Inc.
        7.195%, 09/15/14....................      625,000         694,354
        8.125%, 06/15/10....................    1,200,000       1,333,773
       Elwood Energy, LLC
        8.159%, 07/05/26....................      260,109         279,904
       First Energy Corp.
        7.375%, 11/15/31....................      105,000         123,897
       Florida Power & Light Co.
        5.625%, 04/01/34....................      300,000         302,476
       NorthWestern Corp.
        5.875%, 11/01/14....................      120,000         120,226
       Peco Energy Co.
        4.750%, 10/01/12....................      650,000         638,348
       Reliant Energy, Inc.
        6.750%, 12/15/14 (b)................      280,000         244,300
                                                          ---------------
                                                                4,251,987
                                                          ---------------

       FEDERAL AGENCIES--16.3%
       Federal Home Loan Bank
        3.935%, 06/01/34 (c)................    9,030,356       8,785,813
        4.500%, 05/01/18....................    5,529,903       5,395,544
        4.500%, 05/01/19....................    2,025,301       1,973,823
        4.500%, 12/01/19....................      883,241         860,791
        4.500%, 03/01/20....................      940,875         915,571
        4.500%, 04/01/20....................      338,291         329,193
        4.500%, 05/01/20....................      221,170         215,222
        5.000%, 10/01/20....................    3,823,670       3,785,926
        5.000%, 11/01/20....................    3,676,000       3,639,713
        5.000%, 12/01/20....................    6,999,996       6,930,897
        5.500%, 07/01/33....................    4,297,546       4,269,559
        5.500%, 10/01/35....................      997,975         989,035
       Federal Home Loan Mortgage Corp.
        3.150%, 06/04/08....................    7,200,000       6,939,079
        4.500%, 08/01/20....................    3,129,273       3,049,734
        4.769%, 02/15/35 (c)................    3,788,014       3,759,095
        5.000%, 12/15/17....................    3,840,000       3,791,928
        5.000%, 04/01/20....................      740,433         733,124
        5.000%, 05/01/20....................    1,038,028       1,027,781
        5.000%, 07/01/20....................    2,576,659       2,551,224
        5.000%, 09/01/20 (c)................   22,479,296      22,257,396
        5.000%, 09/01/35....................      890,110         861,737
        5.000%, TBA.........................   15,500,000      15,001,086
        5.500%, 10/15/33....................    3,266,235       3,294,027
        5.500%, 03/15/34....................    5,705,917       5,748,872
        5.500%, 05/15/34....................    4,942,155       4,978,510
        5.500%, TBA.........................    1,100,000       1,089,688
       Federal National Mortgage Association
        2.750%, 07/23/07....................    6,375,000       6,185,159
        3.000%, 03/02/07....................    2,745,000       2,690,270

                                                  FACE
     SECURITY DESCRIPTION                        AMOUNT        VALUE*
     ---------------------------------------------------------------------

     FEDERAL AGENCIES--(CONTINUED)
      4.000%, 10/16/06 (b)................... $  5,050,000 $     5,021,366
      4.000%, 01/26/09.......................   10,000,000       9,789,780
      4.500%, 10/01/18.......................    1,456,697       1,420,742
      4.500%, 03/01/20.......................    2,488,258       2,426,839
      4.500%, 07/01/35.......................      148,740         140,079
      4.500%, 09/01/35.......................    1,438,724       1,354,948
      4.500%, 10/01/35.......................      992,513         934,719
      4.500%, TBA............................   30,700,000      29,693,453
      5.000%, 06/01/18.......................    1,858,368       1,841,157
      5.000%, 06/01/23.......................    2,086,797       2,042,409
      5.000%, 11/01/33.......................   11,691,179      11,368,750
      5.000%, 07/01/35.......................    4,477,022       4,338,047
      5.000%, 11/01/35.......................    3,293,049       3,190,827
      5.000%, 12/01/35.......................      400,000         387,474
      5.000%, TBA............................   13,700,000      13,550,149
      5.500%, 03/01/19.......................       41,844          42,122
      5.500%, 01/01/24.......................    1,222,889       1,223,131
      5.500%, 05/25/27.......................    1,975,047       1,988,333
      5.500%, 04/25/30.......................    3,630,881       3,658,588
      5.500%, 04/01/33.......................    2,737,012       2,716,940
      5.500%, 11/01/33.......................    3,564,170       3,538,032
      5.500%, 02/01/34.......................    7,713,712       7,657,144
      5.500%, 04/01/34.......................      756,755         751,205
      5.500%, 05/25/34.......................    3,500,262       3,518,664
      5.500%, 11/01/34.......................    7,282,861       7,218,521
      5.500%, 02/01/35.......................   11,719,000      11,636,484
      5.500%, TBA............................   18,700,000      18,811,041
      6.000%, 02/01/34.......................    3,708,700       3,747,421
      6.500%, 01/01/14.......................      691,015         710,891
      6.500%, 08/01/16.......................        3,767           3,876
      6.500%, 09/01/16.......................      542,956         558,559
      6.500%, 02/01/17.......................      109,137         112,273
      6.952%, 12/01/29 (c)...................    1,341,560       1,382,360
      7.000%, 12/01/07.......................       95,676          96,805
      7.250%, 09/01/07.......................       17,903          18,067
      8.500%, 02/01/09.......................       93,747          96,945
      9.000%, 04/01/16.......................        3,612           3,814
     Government National Mortgage Association
      5.000%, 10/20/33.......................    7,820,381       7,697,092
      5.500%, 04/15/33.......................      647,832         652,923
      6.000%, 02/15/09.......................      145,299         147,839
      6.000%, 09/20/33.......................    1,362,441       1,393,641
      6.000%, 10/20/33.......................    2,172,374       2,229,593
      6.000%, 11/20/33.......................    3,025,346       3,094,628
      6.000%, 02/20/34.......................    2,210,263       2,258,684
      6.500%, 07/15/14.......................       52,109          53,837
      7.500%, 12/15/14.......................      918,032         968,003
      7.500%, 03/15/32.......................      443,423         466,451
                                                           ---------------
                                                               298,004,443
                                                           ---------------

     FOOD & STAPLES RETAILING--0.0%
     Delhaize America, Inc.
      9.000%, 04/15/31.......................      315,000         370,320
                                                           ---------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-299

METROPOLITAN SERIES FUND, INC.

 BLACKROCK DIVERSIFIED PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

FIXED INCOME--(CONTINUED)


                                                FACE
        SECURITY DESCRIPTION                   AMOUNT        VALUE*
        ----------------------------------------------------------------

        FOOD PRODUCTS--0.0%
        Smithfield Foods, Inc.
         7.000%, 08/01/11 (b).............. $    500,000 $       510,000
                                                         ---------------

        FOREIGN GOVERNMENT--0.6%
        Federal Republic of Germany
         4.000%, 01/04/37 (EUR)............    3,525,000       4,511,589
         4.750%, 07/04/34 (EUR)............      875,000       1,248,220
        State of Israel
         5.500%, 12/04/23 (USD)............    3,175,000       3,421,612
        United Mexican States
         8.000%, 12/19/13 (MXN)............   13,300,000       1,233,679
         8.300%, 08/15/31 (USD) (b)........      650,000         835,250
         9.000%, 12/22/11 (MXN)............    1,360,000         133,380
         9.500%, 12/18/14 (MXN)............    3,485,000         352,836
                                                         ---------------
                                                              11,736,566
                                                         ---------------

        GAS UTILITIES--0.0%
        Targa Resources, Inc. (144A)
         8.500%, 11/01/13..................       20,000          20,500
                                                         ---------------

        HEALTH CARE PROVIDERS & SERVICES--0.1%
        Bio-Rad Laboratories, Inc.
         7.500%, 08/15/13..................      375,000         397,500
        Omnicare, Inc.
         6.875%, 12/15/15 (b)..............      155,000         157,325
        Wellpoint, Inc.
         5.950%, 12/15/34 (b)..............      675,000         695,837
                                                         ---------------
                                                               1,250,662
                                                         ---------------

        HOTELS, RESTAURANTS & LEISURE--0.1%
        Mashantucket Western Pequot (144A)
         5.912%, 09/01/21..................      100,000          99,917
        Mohegan Tribal Gaming Authority
         6.125%, 02/15/13 (b)..............      125,000         122,812
        Park Place Entertainment Corp.
         7.875%, 03/15/10 (b)..............      950,000       1,021,250
        Wynn Las Vegas, LLC
         6.625%, 12/01/14..................       70,000          68,075
                                                         ---------------
                                                               1,312,054
                                                         ---------------

        HOUSEHOLD DURABLES--0.1%
        Beazer Homes USA, Inc.
         8.375%, 04/15/12..................      175,000         182,000
        D.R. Horton, Inc.
         8.500%, 04/15/12 (b)..............      675,000         721,175
        Hovinanian Enterprises, Inc.
         6.250%, 01/15/15..................      240,000         225,866
         6.250%, 01/15/16..................      255,000         236,596
        Lennar Corp.
         5.600%, 05/31/15..................      140,000         135,173
        Pulte Homes, Inc.
         6.000%, 02/15/35..................      155,000         137,575
                                                         ---------------
                                                               1,638,385
                                                         ---------------

                                                FACE
        SECURITY DESCRIPTION                   AMOUNT        VALUE*
        ----------------------------------------------------------------

        INDEPENDENT POWER PRODUCERS & ENERGY TRADERS--0.1%
        Mirant North America, LLC (144A)
         7.375%, 12/31/13 (b).............. $    185,000 $       187,081
        TXU Corp.
         4.800%, 11/15/09 (b) (c)..........    2,075,000       1,995,885
                                                         ---------------
                                                               2,182,966
                                                         ---------------

        INDUSTRIAL CONGLOMERATES--0.1%
        Tyco International Group, Ltd.
         6.000%, 11/15/13..................      910,000         929,552
         6.375%, 10/15/11..................      550,000         571,227
         7.000%, 06/15/28..................      545,000         599,542
                                                         ---------------
                                                               2,100,321
                                                         ---------------

        INSURANCE--0.2%
        Berkshire Hathaway Financial Corp.
         3.375%, 10/15/08..................    2,850,000       2,746,058
                                                         ---------------

        LEISURE EQUIPMENT & PRODUCTS--0.0%
        K2, Inc.
         7.375%, 07/01/14 (b)..............      280,000         278,600
        Movie Gallery, Inc.
         11.000%, 05/01/12 (b).............      160,000         124,800
                                                         ---------------
                                                                 403,400
                                                         ---------------

        MEDIA--0.4%
        AOL Time Warner, Inc.
         6.875%, 05/01/12..................    1,875,000       1,995,900
         7.625%, 04/15/31..................      375,000         417,618
        Comcast Corp.
         6.500%, 11/15/35..................      850,000         866,198
         7.050%, 03/15/33 (b)..............      745,000         804,291
        DIRECTV Holdings, LLC
         6.375%, 06/15/15..................      165,000         161,288
        EchoStar DBS Corp.
         5.750%, 10/01/08..................    1,000,000         980,000
        News America Holdings, Inc.
         6.200%, 12/15/34 (b)..............    1,515,000       1,504,849
        News Corp.
         6.400%, 12/15/35..................      500,000         503,969
        Time Warner Entertainment Co., L.P.
         8.375%, 03/15/23..................      350,000         404,710
        Time Warner, Inc.
         6.950%, 01/15/28 (b)..............      365,000         378,160
                                                         ---------------
                                                               8,016,983
                                                         ---------------

        MULTILINE RETAIL--0.0%
        Federated Department Stores, Inc.
         6.790%, 07/15/27..................      160,000         168,196
        The May Department Stores Co.
         6.650%, 07/15/24..................      145,000         152,453
         6.700%, 07/15/34 (b)..............      105,000         111,835
         7.875%, 03/01/30..................      125,000         149,073
                                                         ---------------
                                                                 581,557
                                                         ---------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-300

METROPOLITAN SERIES FUND, INC.

 BLACKROCK DIVERSIFIED PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

FIXED INCOME--(CONTINUED)


                                                 FACE
       SECURITY DESCRIPTION                     AMOUNT        VALUE*
       ------------------------------------------------------------------

       OFFICE ELECTRONICS--0.1%
       Sungard Data Systems, Inc. (144A)
        9.125%, 08/15/13.................... $     60,000 $        62,100
       Xerox Corp.
        6.875%, 08/15/11 (b)................      975,000       1,009,125
                                                          ---------------
                                                                1,071,225
                                                          ---------------

       OIL, GAS & CONSUMABLE FUELS--0.2%
       Amerada Hess Corp.
        7.125%, 03/15/33 (b)................      400,000         454,046
       Chesapeake Energy Corp.
        6.250%, 01/15/18 (b)................      290,000         284,200
        7.500%, 06/15/14....................      125,000         132,500
       Chesapeake Energy Corp. (144A)
        6.875%, 11/15/20....................       95,000          96,188
       Colorado Interstate Gas Co.
        6.800%, 11/15/15....................       90,000          91,960
       Dynegy Holdings, Inc. (144A)
        10.125%, 07/15/13...................      375,000         423,750
       Enterprise Products Partners, L.P.
        5.600%, 10/15/14....................      650,000         649,492
       KCS Energy, Inc.
        7.125%, 04/01/12....................       75,000          74,813
       Massey Energy Co. (144A)
        6.875%, 12/15/13 (c)................      810,000         817,087
       Newfield Exploration Co.
        6.625%, 09/01/14 (b)................      770,000         783,475
       Northwest Pipeline Corp.
        8.125%, 03/01/10....................      320,000         339,200
       Tenaska Alabama Partners, L.P. (144A)
        7.000%, 06/30/21....................       99,664         100,266
       Transcontinental Gas Pipe Line
        8.875%, 07/15/12....................      100,000         114,500
                                                          ---------------
                                                                4,361,477
                                                          ---------------

       PHARMACEUTICALS--0.1%
       Wyeth
        6.000%, 02/15/36 (b)................      725,000         746,595
                                                          ---------------

       REAL ESTATE--0.3%
       American Real Estate Partners
        8.125%, 06/01/12....................      145,000         150,438
       American Real Estate Partners (144A)
        7.125%, 02/15/13....................       80,000          80,000
       EOP Operating, L.P.
        6.584%, 04/13/15 (c)................      920,000         999,520
        6.800%, 01/15/09....................    3,000,000       3,136,794
       Rouse Co. (REIT)
        5.375%, 11/26/13....................    1,635,000       1,551,973
                                                          ---------------
                                                                5,918,725
                                                          ---------------

       ROAD & RAIL--0.0%
       Hertz Corp. (144A)
        8.875%, 01/01/14 (b)................      305,000         310,719
                                                          ---------------

                                                 FACE
      SECURITY DESCRIPTION                      AMOUNT        VALUE*
      -------------------------------------------------------------------

      SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--0.0%
      Magnachip Semiconductor S.A.
       7.741%, 12/15/11 (c)................. $    145,000 $       147,175
                                                          ---------------

      U.S. TREASURY--5.0%
      United States Treasury Bonds
       5.375%, 02/15/31 (b).................    1,660,000       1,864,646
       6.250%, 08/15/23.....................    9,895,000      11,816,025
       8.500%, 02/15/20 (b).................    2,745,000       3,850,719
       8.750%, 08/15/20 (b).................      950,000       1,366,664
       8.875%, 02/15/19 (b).................    5,760,000       8,190,899
      United States Treasury Bonds Strips
       6.875%, 08/15/25 (b).................    7,300,000       2,951,105
      United States Treasury Notes
       0.875%, 04/15/10 (b).................   10,592,452      10,069,862
       4.000%, 09/30/07 (b).................   27,900,000      27,706,011
       4.125%, 08/15/08.....................    3,640,000       3,619,951
       4.250%, 11/30/07 (b).................    6,240,000       6,221,717
       4.375%, 11/15/08 (b).................    2,140,000       2,140,334
       4.500%, 11/15/15 (b).................   10,510,000      10,596,214
                                                          ---------------
                                                               90,394,147
                                                          ---------------

      YANKEE--0.6%
      BSkyB Finance PLC.
       6.500%, 10/15/35 (b) (c).............      345,000         343,784
      Deutsche Bank AG
       3.843%, 03/15/07 (c).................    1,475,000       1,463,937
      Deutsche Telekom International Finance
       8.250%, 06/15/30 (c).................    1,150,000       1,462,649
      EnCana Corp.
       6.500%, 08/15/34.....................      260,000         290,512
      Ispat Inland ULC
       9.750%, 04/01/14 (b).................      155,000         175,538
      Landeskreditbank Baden
       4.250%, 09/15/10.....................    2,575,000       2,528,985
      Norske Skof Canada, Ltd.
       8.625%, 06/15/11.....................      125,000         119,375
      Rogers Wireless Communications, Inc.
       6.375%, 03/01/14.....................      550,000         551,375
       7.500%, 03/15/15 (b).................      340,000         367,200
      Teck Cominco, Ltd.
       6.125%, 10/01/35.....................      425,000         420,304
      Vodafone Airtouch, Plc.
       7.750%, 02/15/10 (b).................    1,540,000       1,686,710
      Vodafone Group, Plc.
       5.000%, 09/15/15 (b).................      325,000         316,553
                                                          ---------------
                                                                9,726,922
                                                          ---------------
      Total Fixed Income
       (Identified Cost $695,800,623).......                  691,709,407
                                                          ---------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-301

METROPOLITAN SERIES FUND, INC.

 BLACKROCK DIVERSIFIED PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

WARRANTS--0.0%


       SECURITY DESCRIPTION                    SHARES         VALUE*
       ------------------------------------------------------------------

       COMMERCIAL SERVICES & SUPPLIES--0.0%
       Anacomp, Inc. (Class B) (a)..........     316     $            16
                                                         ---------------
       Total Warrants
        (Identified Cost $0)................                          16
                                                         ---------------

       SHORT TERM INVESTMENTS--3.0%
       ------------------------------------------------------------------

       DISCOUNT NOTES--0.5%
       Federal National Mortgage Association
        3.020%, 06/01/06.................... $ 9,925,000       9,861,222
                                                         ---------------

       U.S. TREASURY--2.5%
       United States Treasury Bills
        3.300%, 01/12/06....................  45,800,000      45,753,818
                                                         ---------------
       Total Short Term Investments
        (Amortized Cost $55,648,743)........                  55,615,040
                                                         ---------------
       Total Investments--105.0%
        (Identified Cost $1,833,977,319) (d)               1,917,589,361
       Liabilities in excess of other assets                 (91,051,546)
                                                         ---------------
       TOTAL NET ASSETS--100%...............             $ 1,826,537,815
                                                         ===============

(a)  NON-INCOME PRODUCING.
(b) A PORTION OR ALL OF THE SECURITY WAS HELD ON LOAN. AS OF DECEMBER 31, 2005, THE MARKET VALUE OF SECURITIES LOANED WAS $102,908,106 AND THE COLLATERAL RECEIVED CONSISTED OF CASH IN THE AMOUNT OF $104,967,308.
(c)  VARIABLE OR FLOATING RATE SECURITY. RATE DISCLOSED IS AS OF
     DECEMBER 31, 2005.
(d) THE AGGREGATE COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES AS OF DECEMBER 31, 2005 WAS $1,783,562,847 AND THE COMPOSITION OF UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENT SECURITIES WAS $170,259,063 AND $(36,232,549), RESPECTIVELY.
(144A)--SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AS OF DECEMBER 31, 2005, THE MARKET VALUE OF 144A SECURITIES WAS $14,355,385, WHICH IS 0.8% OF TOTAL NET ASSETS.
(REIT)--A REAL ESTATE INVESTMENT TRUST IS A POOLED INVESTMENT VEHICLE THAT INVESTS PRIMARILY IN INCOME-PRODUCING REAL ESTATE OR REAL ESTATE RELATED LOANS OR INTEREST.
(TBA)--A CONTRACT FOR THE PURCHASE OR SALE OF A MORTGAGE BACKED SECURITY TO BE DELIVERED AT A FUTURE DATE BUT DOES NOT INCLUDE A SPECIFIED POOL OR PRECISE AMOUNT TO BE DELIVERED.
(EUR)--EURO
(MXN)--MEXICAN PESO

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-302

METROPOLITAN SERIES FUND, INC.

 BLACKROCK DIVERSIFIED PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005




FORWARD CONTRACTS

                                           LOCAL    AGGREGATE                    UNREALIZED
                                          CURRENCY    FACE     VALUATION AS OF APPRECIATION/
FORWARD CURRENCY CONTRACTS DELIVERY DATE   AMOUNT     VALUE      12/31/2005    (DEPRECIATION)
-------------------------- ------------- ---------- ---------- --------------- --------------
   Euro (sold)............   1/20/2006    5,012,730 $6,091,946   $5,942,814       $149,132
   Mexican Peso (sold)....   1/27/2006   11,312,301  1,027,812    1,060,629        (32,817)
   Mexican Peso (sold)....   1/27/2006    3,486,000    320,776      326,844         (6,068)
                                                                                  --------
Net Unrealized Appreciation...................................................    $110,247
                                                                                  ========

FUTURES CONTRACTS

                                                                                                     UNREALIZED
                                                           NUMBER OF   CONTRACT    VALUATION AS OF APPRECIATION/
FUTURES CONTRACTS LONG                     EXPIRATION DATE CONTRACTS    AMOUNT       12/31/2005    (DEPRECIATION)
----------------------                     --------------- --------- ------------  --------------- --------------
Eurodollar Futures........................    9/17/2006        45    $ 10,707,745   $ 10,717,313     $   9,568
Eurodollar Futures........................    9/17/2006        45      10,708,741     10,715,625         6,884
Eurodollar Futures........................    9/17/2006        45      10,708,703     10,717,313         8,610
Interest Rate Swap 10 Year Futures........    3/17/2006       265      28,312,106     28,661,406       349,300
S&P 500 Index Futures.....................    3/16/2006        15       4,771,817      4,705,500       (66,317)
U.S. Treasury Bonds Futures...............    3/22/2006       328      36,766,496     37,453,500       687,004
U.S. Treasury Notes 2 Year Futures........    3/31/2006       118      24,190,483     24,212,125        21,642

FUTURES CONTRACTS SHORT
-----------------------
Federal Republic of Germany 5 Year Futures     3/8/2006      (157)    (20,994,996)   (20,992,158)        2,838
U.S. Treasury Notes 5 Year Futures........    3/22/2006      (419)    (44,437,475)   (44,558,031)     (120,556)
U.S. Treasury Notes 10 Year Futures.......    3/22/2006      (206)    (22,274,848)   (22,537,688)     (262,840)
                                                                                                     ---------
Net Unrealized Appreciation.......................................................................   $ 636,133
                                                                                                     =========

TBA SALES COMMITMENTS

                                                 FACE
       FEDERAL AGENCIES                         AMOUNT         VALUE
       ----------------                      ------------  ------------
       Federal Home Loan Mortgage Corp.
        4.500%, (15 Year TBA)............... $ (4,200,000) $ (4,085,810)
         5.000%, (15 Year TBA)..............   (7,700,000)   (7,620,598)
       Federal National Mortgage Association
        5.000%, (30 Year TBA)...............  (14,400,000)  (13,950,000)
         5.500%, (30 Year TBA)..............  (25,100,000)  (24,849,000)
         6.000%, (30 Year TBA)..............   (3,700,000)   (3,733,530)
         6.500%, (30 Year TBA)..............   (1,000,000)   (1,025,625)
                                                           ------------
       Total TBA Sales Commitments
        (Proceeds Cost $(54,907,588))..................... $(55,264,563)
                                                           ------------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-303

METROPOLITAN SERIES FUND, INC.

 BLACKROCK DIVERSIFIED PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2005

  ASSETS
    Investments at value.........................              $1,917,589,361
    Cash.........................................                      63,676
    Foreign cash at value........................                   6,174,706
    Collateral for securities loaned.............                 104,967,308
    Unrealized appreciation on forward
     currency contracts--net.....................                     110,247
    Receivable for:
     Securities sold.............................                 115,051,643
     Fund shares sold............................                   1,144,757
     Accrued interest and dividends..............                   7,388,898
     Foreign taxes...............................                       1,628
                                                               --------------
      Total Assets...............................               2,151,462,224
  LIABILITIES
    TBA sales commitments at value............... $ 55,264,563
    Payable for:
     Fund shares redeemed........................    1,884,305
     Securities purchased........................  162,656,861
     Futures variation margin....................      123,318
     Return of collateral for securities loaned..  104,967,308
     Interest....................................      105,261
    Accrued expenses:
     Management fees.............................      690,174
     Service and distribution fees...............       18,882
     Other expenses..............................      243,737
                                                  ------------
      Total Liabilities..........................                 324,924,409
                                                               --------------
  NET ASSETS.....................................              $1,826,537,815
                                                               ==============
    Net assets consists of:
     Capital paid in.............................              $1,834,212,844
     Undistributed net investment income.........                  43,481,340
     Accumulated net realized losses.............                (134,890,316)
     Unrealized appreciation on investments,
      futures contracts and
      foreign currency...........................                  83,733,947
                                                               --------------
  NET ASSETS.....................................              $1,826,537,815
                                                               ==============
  Computation of offering price:
  CLASS A
  Net asset value and redemption price per
   share ($1,705,344,342 divided by
   104,398,271 shares outstanding)...............              $        16.33
                                                               ==============
  CLASS B
  Net asset value and redemption price per
   share ($40,749,004 divided by
   2,507,429 shares outstanding).................              $        16.25
                                                               ==============
  CLASS E
  Net asset value and redemption price per
   share ($80,444,469 divided by
   4,935,404 shares outstanding).................              $        16.30
                                                               ==============
  Identified cost of investments.................              $1,833,977,319
                                                               ==============
  Identified cost of foreign cash................              $    6,419,863
                                                               ==============
  Proceeds of TBA sales commitments..............              $  (54,907,538)
                                                               ==============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31, 2005

  INVESTMENT INCOME
    Dividends...............................                $  21,852,677
    Interest................................                   29,170,345 (a)
                                                            -------------
                                                               51,023,022
  EXPENSES
    Management fees......................... $   8,285,784
    Service and distribution fees--Class B..        78,412
    Service and distribution fees--Class E..       122,095
    Directors' fees and expenses............        22,264
    Custodian...............................       494,038
    Audit and tax services..................        20,917
    Legal...................................        45,859
    Printing................................       488,590
    Insurance...............................        39,124
    Miscellaneous...........................        29,184
                                             -------------
    Total expenses..........................     9,626,267
    Expense reductions......................      (206,917)     9,419,350
                                             -------------  -------------
  NET INVESTMENT INCOME.....................                   41,603,672
                                                            -------------
  REALIZED AND UNREALIZED GAIN (LOSS)
  Realized gain (loss) on:
    Investments--net........................   123,501,565
    Futures contracts--net..................      (258,348)
    Foreign currency transactions--net......       322,550
    Options--net............................       248,119    123,813,886
                                             -------------
  Unrealized appreciation (depreciation) on:
    Investments--net........................  (110,413,633)
    Futures contracts--net..................       770,964
    Foreign currency transactions--net......       102,121   (109,540,548)
                                             -------------  -------------
    Net gain................................                   14,273,338
                                                            -------------
  NET INCREASE IN NET ASSETS FROM
   OPERATIONS...............................                $  55,877,010
                                                            =============

(a)  INCLUDES INCOME ON SECURITIES LOANED OF $177,828.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-304

METROPOLITAN SERIES FUND, INC.

 BLACKROCK DIVERSIFIED PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                            YEAR ENDED      YEAR ENDED
                                                           DECEMBER 31,    DECEMBER 31,
                                                               2005            2004
                                                          --------------  --------------
FROM OPERATIONS
  Net investment income.................................. $   41,603,672  $   38,648,990
  Net realized gain......................................    123,813,886     147,238,768
  Unrealized depreciation................................   (109,540,548)    (28,574,115)
                                                          --------------  --------------
  INCREASE IN NET ASSETS FROM OPERATIONS.................     55,877,010     157,313,643
                                                          --------------  --------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A..............................................    (28,678,892)    (35,761,675)
    Class B..............................................       (391,826)              0
    Class E..............................................     (1,177,698)     (1,368,237)
                                                          --------------  --------------
  TOTAL DISTRIBUTIONS....................................    (30,248,416)    (37,129,912)
                                                          --------------  --------------
  DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   (179,922,534)   (114,027,761)
                                                          --------------  --------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS................   (154,293,940)      6,155,970

NET ASSETS
  Beginning of the period................................  1,980,831,755   1,974,675,785
                                                          --------------  --------------
  End of the period...................................... $1,826,537,815  $1,980,831,755
                                                          ==============  ==============

UNDISTRIBUTED NET INVESTMENT INCOME
  End of the period...................................... $   43,481,340  $   30,147,177
                                                          ==============  ==============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                            YEAR ENDED                  YEAR ENDED
                                                         DECEMBER 31, 2005           DECEMBER 31, 2004
                                                    --------------------------  --------------------------
                                                       SHARES          $           SHARES          $
                                                    -----------  -------------  -----------  -------------
CLASS A
  Sales............................................   4,850,377  $  77,586,285    2,056,939  $  31,322,434
  Reinvestments....................................   1,861,057     28,678,892    2,369,892     35,761,675
  Redemptions...................................... (18,741,641)  (299,844,456) (15,018,684)  (228,103,744)
                                                    -----------  -------------  -----------  -------------
  Net decrease..................................... (12,030,207) $(193,579,279) (10,591,853) $(161,019,635)
                                                    ===========  =============  ===========  =============
CLASS B
  Sales............................................   1,543,192  $  24,544,623    1,331,985  $  20,049,295
  Reinvestments....................................      25,526        391,826            0              0
  Redemptions......................................    (335,054)    (5,357,103)     (58,221)      (873,431)
                                                    -----------  -------------  -----------  -------------
  Net increase.....................................   1,233,664  $  19,579,346    1,273,764  $  19,175,864
                                                    ===========  =============  ===========  =============
CLASS E
  Sales............................................     481,004  $   7,687,529    2,847,828  $  43,310,350
  Reinvestments....................................      76,524      1,177,698       90,792      1,368,237
  Redemptions......................................    (925,763)   (14,787,828)  (1,117,488)   (16,862,577)
                                                    -----------  -------------  -----------  -------------
  Net increase (decrease)..........................    (368,235) $  (5,922,601)   1,821,132  $  27,816,010
                                                    ===========  =============  ===========  =============
  Decrease derived from capital share transactions. (11,164,778) $(179,922,534)  (7,496,957) $(114,027,761)
                                                    ===========  =============  ===========  =============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-305

METROPOLITAN SERIES FUND, INC.

 BLACKROCK DIVERSIFIED PORTFOLIO

FINANCIAL HIGHLIGHTS


                                               CLASS A
                     ----------------------------------------------------------
                                       YEAR ENDED DECEMBER 31,
                     ----------------------------------------------------------
                        2005        2004        2003        2002        2001
                     ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE,
 BEGINNING OF PERIOD $    16.11  $    15.13  $    13.07  $    15.51  $    18.38
                     ----------  ----------  ----------  ----------  ----------
INCOME FROM
 INVESTMENT
 OPERATIONS
 Net investment
   income...........       0.39        0.32        0.30        0.42        0.49
 Net realized and
   unrealized gain
   (loss) of
   investments......       0.09        0.95        2.30       (2.53)      (1.62)
                     ----------  ----------  ----------  ----------  ----------
 Total from
   investment
   operations.......       0.48        1.27        2.60       (2.11)      (1.13)
                     ----------  ----------  ----------  ----------  ----------
LESS DISTRIBUTIONS
 Distributions from
   net investment
   income...........      (0.26)      (0.29)      (0.54)      (0.33)      (0.78)
 Distributions from
   net realized
   capital gains....       0.00        0.00        0.00        0.00       (0.96)
                     ----------  ----------  ----------  ----------  ----------
 Total distributions      (0.26)      (0.29)      (0.54)      (0.33)      (1.74)
                     ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE,
 END OF PERIOD...... $    16.33  $    16.11  $    15.13  $    13.07  $    15.51
                     ==========  ==========  ==========  ==========  ==========
TOTAL RETURN (%)....        3.1         8.5        20.6       (13.9)       (6.3)
Ratio of operating
 expenses to
 average net assets
 before expense
 reductions (%).....       0.50        0.50        0.51        0.49        0.49
Ratio of operating
 expenses to
 average net assets
 after expense
 reductions (%)(d)..       0.49        0.49        0.50        0.48        0.47
Ratio of net
 investment income
 to average net
 assets (%).........       2.22        1.99        2.00        2.68        2.73
Portfolio turnover
 rate (%)...........        443         232         211         112         131
Net assets, end of
 period (000)....... $1,705,344  $1,875,196  $1,922,067  $1,688,913  $2,345,064

                                                    CLASS B
                                        ----------------------------
                                                     APRIL 26, 2004/(A)/
                                         YEAR ENDED       THROUGH
                                        DECEMBER 31,    DECEMBER 31,
                                            2005            2004
                                        ------------ ------------------
       NET ASSET VALUE, BEGINNING OF
        PERIOD.........................   $ 16.03         $ 14.97
                                          -------         -------
       INCOME FROM INVESTMENT
        OPERATIONS
        Net investment income..........      0.25            0.11
        Net realized and unrealized
          gain of investments..........      0.19            0.95
                                          -------         -------
        Total from investment
          operations...................      0.44            1.06
                                          -------         -------
       LESS DISTRIBUTIONS
        Distributions from net
          investment income............     (0.22)           0.00
                                          -------         -------
        Total distributions............     (0.22)           0.00
                                          -------         -------
       NET ASSET VALUE, END OF PERIOD..   $ 16.25         $ 16.03
                                          =======         =======
       TOTAL RETURN (%)................       2.8             7.1(b)
       Ratio of operating expenses to
        average net assets before
        expense reductions (%).........      0.75            0.75(c)
       Ratio of operating expenses to
        average net assets after
        expense reductions (%)(d)......      0.74            0.74(c)
       Ratio of net investment income
        to average net assets (%)......      2.01            2.27(c)
       Portfolio turnover rate (%).....       443             232
       Net assets, end of period (000).   $40,749         $20,413

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-306

METROPOLITAN SERIES FUND, INC.

 BLACKROCK DIVERSIFIED PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                CLASS E
                          -----------------------------------------------
                                                              MAY 1, 2001/(A)/
                                YEAR ENDED DECEMBER 31,           THROUGH
                          ----------------------------------   DECEMBER 31,
                            2005     2004     2003     2002        2001
                          -------  -------  -------  -------  ---------------
 NET ASSET VALUE,
  BEGINNING OF PERIOD.... $ 16.07  $ 15.11  $ 13.06  $ 15.51      $16.18
                          -------  -------  -------  -------      ------
 INCOME FROM INVESTMENT
  OPERATIONS
  Net investment income..    0.33     0.29     0.41     0.40        0.01
  Net realized and
    unrealized gain
    (loss) of investments    0.13     0.94     2.17    (2.52)      (0.68)
                          -------  -------  -------  -------      ------
  Total from investment
    operations...........    0.46     1.23     2.58    (2.12)      (0.67)
                          -------  -------  -------  -------      ------
 LESS DISTRIBUTIONS
  Distributions from net
    investment income....   (0.23)   (0.27)   (0.53)   (0.33)       0.00
                          -------  -------  -------  -------      ------
  Total distributions....   (0.23)   (0.27)   (0.53)   (0.33)       0.00
                          -------  -------  -------  -------      ------
 NET ASSET VALUE, END OF
  PERIOD................. $ 16.30  $ 16.07  $ 15.11  $ 13.06      $15.51
                          =======  =======  =======  =======      ======
 TOTAL RETURN (%)........     3.0      8.3     20.4    (13.9)       (4.1)(b)
 Ratio of operating
  expenses to average
  net assets before
  expense reductions (%).    0.65     0.65     0.66     0.64        0.64 (c)
 Ratio of operating
  expenses to average
  net assets after
  expense reductions
  (%)(d).................    0.64     0.64     0.65     0.63        0.62 (c)
 Ratio of net investment
  income to average net
  assets (%).............    2.07     1.88     1.80     2.53        2.58 (c)
 Portfolio turnover rate
  (%)....................     443      232      211      112         131
 Net assets, end of
  period (000)........... $80,444  $85,223  $52,609  $11,490      $   22

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-307

METROPOLITAN SERIES FUND, INC.

 MFS TOTAL RETURN PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--59.8% OF TOTAL NET ASSETS


            SECURITY DESCRIPTION               SHARES     VALUE*
            --------------------------------------------------------

            AEROSPACE & DEFENSE--1.6%
            Lockheed Martin Corp..............  62,399 $  3,970,448
            Northrop Grumman Corp.............  36,296    2,181,753
            United Technologies Corp..........  37,370    2,089,357
                                                       ------------
                                                          8,241,558
                                                       ------------

            AIR FREIGHT & LOGISTICS--0.1%
            CNF, Inc..........................   4,230      236,415
                                                       ------------

            AUTO COMPONENTS--0.2%
            Johnson Controls, Inc.............  10,640      775,762
                                                       ------------

            BEVERAGES--0.9%
            Diageo, Plc. (GBP)................ 110,013    1,591,918
            Molson Coors Brewing Co...........   9,240      618,988
            PepsiCo, Inc......................  21,835    1,290,012
            The Coca-Cola Co..................  29,310    1,181,486
                                                       ------------
                                                          4,682,404
                                                       ------------

            BIOTECHNOLOGY--0.1%
            MedImmune, Inc. (a)...............  11,060      387,321
                                                       ------------

            BUILDING PRODUCTS--1.3%
            Masco Corp........................ 219,660    6,631,535
                                                       ------------

            CAPITAL MARKETS--2.6%
            Ameriprise Financial, Inc.........   7,908      324,228
            Capital One Financial Corp........  12,820    1,107,648
            Franklin Resources, Inc...........  15,470    1,454,335
            Lehman Brothers Holdings, Inc.....  17,270    2,213,496
            Merrill Lynch & Co., Inc..........  53,780    3,642,519
            Morgan Stanley....................  24,590    1,395,237
            The Goldman Sachs Group, Inc......  24,330    3,107,184
                                                       ------------
                                                         13,244,647
                                                       ------------

            CHEMICALS--1.9%
            Air Liquide S.A. (EUR)............     500       96,225
            Air Products & Chemicals, Inc.....  28,094    1,662,884
            E. I. du Pont de Nemours & Co.....  61,381    2,608,692
            Nalco Holding Co. (a).............  66,560    1,178,778
            PPG Industries, Inc...............  30,390    1,759,581
            Praxair, Inc......................   6,220      329,411
            Syngenta AG (CHF).................   9,150    1,137,769
            The Dow Chemical Co...............  19,838      869,301
                                                       ------------
                                                          9,642,641
                                                       ------------

            COMMERCIAL BANKS--6.6%
            Bank of America Corp.............. 281,578   12,994,825
            Mellon Financial Corp............. 183,840    6,296,520
            PNC Financial Services Group, Inc. 127,640    7,891,981
            SunTrust Banks, Inc...............  48,490    3,528,133
            UBS AG (CHF)......................   9,669      919,964
            Wells Fargo & Co..................  30,200    1,897,466
                                                       ------------
                                                         33,528,889
                                                       ------------

        SECURITY DESCRIPTION                      SHARES      VALUE*
        ----------------------------------------------------------------

        COMMERCIAL SERVICES & SUPPLIES--0.3%
        Cendant Corp............................    72,390 $  1,248,728
                                                           ------------

        COMMUNICATIONS EQUIPMENT--1.7%
        Cisco Systems, Inc. (a).................   102,480    1,754,458
        Nokia Corp. (ADR).......................   123,900    2,267,370
        Nortel Networks Corp. (a)............... 1,450,550    4,438,683
                                                           ------------
                                                              8,460,511
                                                           ------------

        COMPUTERS & PERIPHERALS--0.7%
        International Business Machines Corp....    12,300    1,011,060
        Sun Microsystems, Inc. (a)..............   608,570    2,549,908
                                                           ------------
                                                              3,560,968
                                                           ------------

        CONSUMER FINANCE--0.4%
        American Express Co.....................    32,430    1,668,848
        MBNA Corp...............................    18,964      514,872
                                                           ------------
                                                              2,183,720
                                                           ------------

        CONTAINERS & PACKAGING--0.9%
        Owens-Illinois, Inc. (a)................   211,550    4,451,012
        Smurfit-Stone Container Corp. (a).......    19,085      270,435
                                                           ------------
                                                              4,721,447
                                                           ------------

        DIVERSIFIED FINANCIAL SERVICES--2.7%
        Citigroup, Inc..........................   135,088    6,555,820
        JPMorgan Chase & Co.....................   185,372    7,357,415
                                                           ------------
                                                             13,913,235
                                                           ------------

        DIVERSIFIED TELECOMMUNICATION SERVICES--1.5%
        AT&T, Inc...............................    56,680    1,388,093
        Verizon Communications, Inc.............   209,707    6,316,375
                                                           ------------
                                                              7,704,468
                                                           ------------

        ELECTRIC UTILITIES--2.0%
        Allegheny Energy, Inc. (a)..............     4,400      139,260
        Dominion Resources, Inc.................    43,310    3,343,532
        Entergy Corp............................    15,860    1,088,789
        Exelon Corp.............................    28,430    1,510,770
        FirstEnergy Corp........................    14,400      705,456
        FPL Group, Inc..........................    31,840    1,323,271
        PPL Corp................................    48,980    1,440,012
        Public Service Enterprise Group, Inc....     6,770      439,847
                                                           ------------
                                                              9,990,937
                                                           ------------

        ELECTRICAL EQUIPMENT--0.3%
        Cooper Industries, Ltd. (Class A).......    10,770      786,210
        Emerson Electric Co.....................     1,320       98,604
        Hubbell, Inc. (Class B).................     9,850      444,432
                                                           ------------
                                                              1,329,246
                                                           ------------

        ELECTRONIC EQUIPMENT & INSTRUMENTS--0.1%
        Samsung Electronics Co., Ltd.
         (London Traded Shares) (144A)(GDR).....       100       32,953

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-308

METROPOLITAN SERIES FUND, INC.

 MFS TOTAL RETURN PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)

          SECURITY DESCRIPTION                   SHARES     VALUE*
          ------------------------------------------------------------

          ELECTRONIC EQUIPMENT & INSTRUMENTS--(CONTINUED)
          Samsung Electronics Co., Ltd.
           (U.S. Traded Shares) (144A) (GDR)....   1,790 $    589,805
                                                         ------------
                                                              622,758
                                                         ------------

          ENERGY EQUIPMENT & SERVICES--2.0%
          BJ Services Co........................  36,900    1,353,123
          Cooper Cameron Corp. (a)..............  32,260    1,335,564
          GlobalSantaFe Corp....................  77,475    3,730,421
          Noble Corp............................  51,660    3,644,097
                                                         ------------
                                                           10,063,205
                                                         ------------

          FOOD & STAPLES RETAILING--0.6%
          Wal-Mart Stores, Inc..................  67,100    3,140,280
                                                         ------------

          FOOD PRODUCTS--0.9%
          Archer-Daniels-Midland Co.............  26,251      647,350
          H.J. Heinz Co.........................  19,806      667,858
          Kellogg Co............................  31,890    1,378,286
          Nestle S.A. (CHF).....................   3,613    1,078,110
          Sara Lee Corp.........................  32,770      619,353
                                                         ------------
                                                            4,390,957
                                                         ------------

          GAS UTILITIES--0.1%
          AGL Resources, Inc....................  20,170      702,118
                                                         ------------

          HEALTH CARE EQUIPMENT & SUPPLIES--0.0%
          Baxter International, Inc.............   4,873      183,469
                                                         ------------

          HEALTH CARE PROVIDERS & SERVICES--0.5%
          CIGNA Corp............................   3,610      403,237
          Tenet Healthcare Corp. (a)............ 297,490    2,278,773
                                                         ------------
                                                            2,682,010
                                                         ------------

          HOTELS, RESTAURANTS & LEISURE--0.3%
          International Game Technology.........  20,620      634,684
          McDonald's Corp.......................  29,480      994,065
                                                         ------------
                                                            1,628,749
                                                         ------------

          HOUSEHOLD PRODUCTS--0.3%
          Colgate-Palmolive Co..................  18,660    1,023,501
          Kimberly-Clark Corp...................  11,682      696,831
                                                         ------------
                                                            1,720,332
                                                         ------------

          INDEPENDENT POWER PRODUCERS & ENERGY TRADERS--0.2%
          NRG Energy, Inc. (a)..................   6,180      291,202
          TXU Corp..............................   9,980      500,896
                                                         ------------
                                                              792,098
                                                         ------------

          INDUSTRIAL CONGLOMERATES--1.9%
          3M Co.................................  16,250    1,259,375
          General Electric Co...................  85,345    2,991,342
          Tyco International, Ltd............... 189,589    5,471,539
                                                         ------------
                                                            9,722,256
                                                         ------------

       SECURITY DESCRIPTION                        SHARES     VALUE*
       -----------------------------------------------------------------

       INSURANCE--3.2%
       ACE, Ltd...................................  16,130 $    861,987
       AFLAC, Inc.................................   2,100       97,482
       Conseco, Inc. (a).......................... 112,520    2,607,088
       Genworth Financial, Inc. (Class A).........  48,740    1,685,429
       Lincoln National Corp......................  19,390    1,028,252
       The Allstate Corp.......................... 101,776    5,503,028
       The Chubb Corp.............................   8,720      851,508
       The Hartford Financial Services Group, Inc.  34,677    2,978,408
       XL Capital, Ltd. (Class A).................   7,700      518,826
                                                           ------------
                                                             16,132,008
                                                           ------------

       IT SERVICES--0.5%
       Accenture, Ltd. (Class A) (a)..............  81,660    2,357,524
                                                           ------------

       LEISURE EQUIPMENT & PRODUCTS--0.3%
       Hasbro, Inc................................  18,480      372,926
       Mattel, Inc................................  86,490    1,368,272
                                                           ------------
                                                              1,741,198
                                                           ------------

       MACHINERY--0.7%
       Deere & Co.................................  27,740    1,889,372
       Illinois Tool Works, Inc...................  20,560    1,809,074
                                                           ------------
                                                              3,698,446
                                                           ------------

       MEDIA--2.7%
       Knight-Ridder, Inc.........................  22,850    1,446,405
       New York Times Co. (Class A)...............  24,920      659,134
       Reed Elsevier, Plc. (GBP)..................  72,742      681,897
       The Walt Disney Co......................... 185,899    4,455,999
       Tribune Co.................................  14,480      438,165
       Viacom, Inc. (Class B)..................... 194,302    6,334,245
                                                           ------------
                                                             14,015,845
                                                           ------------

       METALS & MINING--0.2%
       BHP Billiton, Plc. (GBP)...................  47,040      767,148
                                                           ------------

       MULTI-UTILITIES--0.1%
       Sempra Energy..............................   9,520      426,877
                                                           ------------

       MULTILINE RETAIL--0.4%
       Family Dollar Stores, Inc..................  87,360    2,165,654
                                                           ------------

       OIL, GAS & CONSUMABLE FUELS--4.8%
       Amerada Hess Corp..........................  15,850    2,010,097
       Apache Corp................................   7,100      486,492
       BP, Plc. (ADR).............................  19,061    1,224,097
       Chevron Corp...............................  30,874    1,752,717
       ConocoPhillips.............................  62,070    3,611,233
       Devon Energy Corp..........................  79,760    4,988,190
       EnCana Corp................................  12,790      577,596
       EOG Resources, Inc.........................  17,670    1,296,448
       Exxon Mobil Corp...........................  79,498    4,465,403
       Total S.A. (ADR)...........................  32,930    4,162,352
                                                           ------------
                                                             24,574,625
                                                           ------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-309

METROPOLITAN SERIES FUND, INC.

 MFS TOTAL RETURN PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)

        SECURITY DESCRIPTION                      SHARES     VALUE*
        ---------------------------------------------------------------

        PAPER & FOREST PRODUCTS--0.7%
        Bowater, Inc.............................  70,310 $  2,159,923
        International Paper Co...................  29,230      982,421
        MeadWestvaco Corp........................  21,670      607,410
                                                          ------------
                                                             3,749,754
                                                          ------------

        PERSONAL PRODUCTS--0.2%
        The Estee Lauder Cos., Inc. (Class A) (a)  33,730    1,129,280
                                                          ------------

        PHARMACEUTICALS--4.3%
        Abbott Laboratories......................  48,314    1,905,021
        Eli Lilly & Co...........................  13,590      769,058
        Johnson & Johnson........................  87,098    5,234,590
        Merck & Co., Inc......................... 185,998    5,916,597
        Novartis AG (CHF)........................   1,716       90,052
        Wyeth.................................... 171,990    7,923,579
                                                          ------------
                                                            21,838,897
                                                          ------------

        ROAD & RAIL--0.5%
        Burlington Northern Santa Fe Corp........  17,785    1,259,534
        Norfolk Southern Corp....................  24,920    1,117,163
                                                          ------------
                                                             2,376,697
                                                          ------------

        SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--0.5%
        Analog Devices, Inc......................  34,560    1,239,667
        Intel Corp...............................  37,930      946,733
        Xilinx, Inc..............................  21,030      530,166
                                                          ------------
                                                             2,716,566
                                                          ------------

        SOFTWARE--2.4%
        Compuware Corp. (a)...................... 273,610    2,454,282
        Microsoft Corp...........................  19,003      496,928
        Oracle Corp. (a)......................... 296,560    3,620,998
        Symantec Corp. (a)....................... 328,680    5,751,900
                                                          ------------
                                                            12,324,108
                                                          ------------

        SPECIALTY RETAIL--1.8%
        Circuit City Stores, Inc.................  55,080    1,244,257
        Lowe's Cos., Inc.........................   7,930      528,614
        OfficeMax, Inc...........................  67,440    1,710,278
        The Gap, Inc............................. 265,170    4,677,599
        The Sherwin-Williams Co..................   6,870      312,035
        TJX Cos., Inc............................  38,690      898,769
                                                          ------------
                                                             9,371,552
                                                          ------------

        THRIFTS & MORTGAGE FINANCE--0.5%
        Countrywide Financial Corp...............  22,610      773,036
        Federal Home Loan Mortgage Corp..........   7,710      503,848
        Federal National Mortgage Association....  29,158    1,423,202
                                                          ------------
                                                             2,700,086
                                                          ------------

        TOBACCO--1.2%
        Altria Group, Inc........................  80,460    6,011,971
                                                          ------------

   SECURITY DESCRIPTION                               SHARES       VALUE*
   --------------------------------------------------------------------------

   TRADING COMPANIES & DISTRIBUTORS--0.1%
   Finning International, Inc. (CAD)...............          20 $        637
   Finning International, Inc.
    (Restricted Shares) (CAD)......................       1,070       34,084
   W.W. Grainger, Inc..............................       7,670      545,337
                                                                ------------
                                                                     580,058
                                                                ------------

   WIRELESS TELECOMMUNICATION SERVICES-- 2.0%
   Sprint Nextel Corp..............................     348,810    8,148,202
   Vodafone Group, Plc. (ADR)......................     103,452    2,221,114
                                                                ------------
                                                                  10,369,316
                                                                ------------
   Total Common Stock
    (Identified Cost $279,215,227).................              305,180,274
                                                                ------------

   FIXED INCOME--38.6%
                                                       FACE
   SECURITY DESCRIPTION                               AMOUNT       VALUE*
   --------------------------------------------------------------------------

   AEROSPACE & DEFENSE--0.3%
   BAE Systems Holdings, Inc. (144A)
    5.200%, 08/15/15............................... $   531,000 $    520,352
   Northrop Grumman Corp.
    7.750%, 02/15/31...............................     510,000      652,011
   Raytheon Co.
    6.150%, 11/01/08...............................     225,000      233,510
                                                                ------------
                                                                   1,405,873
                                                                ------------

   ASSET BACKED--0.8%
   AESOP Funding, LLC (144A)
    2.860%, 08/20/09...............................     220,000      209,739
   AmeriCredit Automobile Receivables Co.
    2.180%, 07/07/08...............................     129,815      129,035
   Capital One Auto Finance Trust
    4.790%, 01/15/09...............................     164,677      164,405
   Capital One Master Trust
    5.450%, 03/16/09...............................     300,000      300,917
   Connecticut RRB Special Purpose Trust
    6.210%, 12/30/11 (b)...........................     300,000      314,704
   Continental Airlines Pass Through
    6.648%, 09/15/17...............................     453,324      442,988
   Countrywide Asset-Backed Certificates
    4.575%, 07/25/35...............................      20,000       19,731
    4.823%, 08/25/35...............................     185,000      183,134
   Falcon Franchise Loan, LLC (144A)
    7.382%, 05/05/10...............................     103,250      107,270
   Residential Asset Mortgage Products, Inc.
    3.800%, 07/25/30...............................      56,365       56,142
    4.109%, 01/25/29...............................     226,211      221,641
   Residential Funding Mortgage Securities II, Inc.
    5.320%, 12/25/35...............................     340,000      339,651
   Small Business Administration Participation
    Certificates
    4.350%, 07/01/23 (b)...........................      39,684       38,270
    4.950%, 03/01/25...............................     585,319      582,928
    4.990%, 09/01/24 (b)...........................     318,560      317,780
    5.180%, 05/01/24 (b)...........................     166,261      167,513
    5.520%, 06/01/24 (b)...........................     524,950      537,298
                                                                ------------
                                                                   4,133,146
                                                                ------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-310

METROPOLITAN SERIES FUND, INC.

 MFS TOTAL RETURN PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

FIXED INCOME--(CONTINUED)

                                                        FACE
   SECURITY DESCRIPTION                                AMOUNT       VALUE*
   --------------------------------------------------------------------------

   AUTOMOBILES--0.0%
   Ford Motor Co.
    7.450%, 07/16/31................................ $   243,000 $    165,240
                                                                 ------------

   BEVERAGES--0.2%
   Coca-Cola Co.
    5.125%, 09/17/13................................     200,000      201,040
   Miller Brewing Co. (144A)
    5.500%, 08/15/13................................     630,000      642,163
                                                                 ------------
                                                                      843,203
                                                                 ------------

   CAPITAL MARKETS--0.6%
   Ameriprise Financial, Inc.
    5.350%, 11/15/10................................     305,000      307,090
   Credit Suisse First Boston USA, Inc.
    4.125%, 01/15/10................................     340,000      328,807
    4.875%, 08/15/10................................     306,000      303,653
   JPMorgan Chase & Co.
    5.125%, 09/15/14................................     498,000      492,976
   Merrill Lynch & Co., Inc.
    5.450%, 07/15/14................................     489,000      496,989
   Morgan Stanley
    4.750%, 04/01/14................................      32,000       30,690
   Morgan Stanley Group, Inc.
    6.750%, 04/15/11................................     316,000      340,183
   The Goldman Sachs Group, Inc.
    5.700%, 09/01/12................................     608,000      625,436
                                                                 ------------
                                                                    2,925,824
                                                                 ------------

   CHEMICALS--0.1%
   The Dow Chemical Co.
    5.750%, 12/15/08................................     108,000      110,791
    6.000%, 10/01/12................................     335,000      352,077
                                                                 ------------
                                                                      462,868
                                                                 ------------

   COMMERCIAL BANKS--0.8%
   Bank of America Corp.
    5.375%, 06/15/14................................     390,000      396,438
    7.400%, 01/15/11................................     983,000    1,082,798
   Bank One Corp.
    8.000%, 04/29/27................................     100,000      126,274
   Popular North America, Inc.
    4.250%, 04/01/08................................     472,000      462,942
   U.S. Bancorp
    7.500%, 06/01/26................................     400,000      491,935
   Wachovia Corp.
    5.250%, 08/01/14................................     789,000      790,046
   Wells Fargo Bank, National Association
    6.450%, 02/01/11................................     750,000      799,300
                                                                 ------------
                                                                    4,149,733
                                                                 ------------

   COMMERCIAL MORTGAGE-BACKED SECURITIES--2.0%
   Banc of America Commercial Mortgage, Inc.
    5.182%, 09/10/47................................     176,340      176,650
   Greenwich Capital Commercial Funding Corp.
    5.224%, 04/10/37................................     364,964      366,581
   Chase Commercial Mortgage Securities Corp.
    6.390%, 11/18/30................................     671,626      694,422
   Citigroup/Deutsche Bank Commercial Mortgage Trust
    5.225%, 07/15/44................................     270,000      271,525

                                                          FACE
 SECURITY DESCRIPTION                                    AMOUNT      VALUE*
 -----------------------------------------------------------------------------

 COMMERCIAL MORTGAGE-BACKED SECURITIES--(CONTINUED)
 Criimi Mae Commercial Mortgage Trust (144A)
  7.000%, 06/02/33.................................... $  181,807 $    184,306
 CS First Boston Mortgage Securities Corp.
  6.550%, 01/17/35....................................    250,000      256,003
 Deutsche Mortgage & Asset Receiving Corp.
  6.538%, 06/15/31....................................    149,153      152,787
 General Electric Capital Assurance Co. (144A)
  5.743%, 05/12/35....................................     35,000       36,534
 Greenwich Capital Commercial Funding Corp.
  4.305%, 08/10/42....................................    326,945      318,365
  4.915%, 01/05/36 (b)................................    500,000      493,677
  5.317%, 06/10/36 (b)................................    141,434      142,762
 JPMorgan Chase Commercial Mortgage Securities Corp.
  4.780%, 07/15/42....................................    330,000      319,507
  4.948%, 09/12/37....................................    400,000      391,899
  5.038%, 03/15/46....................................    480,060      474,670
  5.213%, 05/15/41 (b)................................     92,933       93,589
 Lehman Brothers Commercial Conduit Mortgage Trust
  6.480%, 02/18/30....................................    238,236      243,560
 Morgan Stanley Capital I, Inc.
  5.150%, 06/13/41....................................    250,000      249,344
  5.168%, 01/14/42....................................    199,571      199,534
 Morgan Stanley Capital I, Inc. (144A)
  0.567%, 11/15/30 (b)................................  5,566,398       99,043
 Mortgage Capital Funding, Inc.
  6.337%, 11/18/31....................................    189,953      194,406
 Multi-Family Capital Access One, Inc.
  6.650%, 01/15/24....................................     44,930       46,378
 Residential Asset Mortgage Products, Inc.
  4.971%, 09/25/34....................................    204,000      199,589
 Small Business Administration Participation
  Certificates
  4.770%, 04/01/24....................................    102,378      100,926
  5.090%, 10/01/25....................................    249,000      249,148
  5.110%, 08/01/25 (b)................................    762,000      763,616
  5.390%, 12/01/25....................................    269,000      273,429
 Spirit Master Funding, LLC (144A)
  5.050%, 07/20/23....................................    392,957      384,354
 Structured Asset Securities Corp.
  4.670%, 03/25/35....................................    794,929      787,134
 The Bear Stearns Commercial Mortgage Securities, Inc.
  4.680%, 08/13/39....................................    150,000      145,959
  5.116%, 02/11/41....................................    286,663      285,595
 TIAA Retail Commercial Mortgage Trust (144A)
  7.170%, 01/15/32....................................    165,915      169,151
 Wachovia Bank Commercial Mortgage Trust
  4.847%, 10/15/41....................................    470,000      458,873
  5.083%, 03/15/42 (b)................................    488,241      484,466
  5.155%, 12/15/44....................................    246,000      250,180
  5.190%, 10/15/44....................................    347,000      348,052
                                                                  ------------
                                                                    10,306,014
                                                                  ------------

 COMMERCIAL SERVICES & SUPPLIES--0.2%
 Cendant Corp.
  6.875%, 08/15/06....................................    458,000      462,701
 USA Waste Services, Inc.
  7.000%, 07/15/28....................................    196,000      220,824
 Waste Management, Inc.
  7.375%, 08/01/10....................................    287,000      312,340
                                                                  ------------
                                                                       995,865
                                                                  ------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-311

METROPOLITAN SERIES FUND, INC.

 MFS TOTAL RETURN PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

FIXED INCOME--(CONTINUED)

                                                  FACE
         SECURITY DESCRIPTION                    AMOUNT       VALUE*
         --------------------------------------------------------------

         CONSTRUCTION & ENGINEERING--0.1%
         CRH America, Inc.
          6.950%, 03/15/12.................... $   309,000 $    336,201
                                                           ------------

         CONSUMER FINANCE--0.1%
         Dean Witter Discover & Co.
          6.750%, 01/01/16....................     260,000      280,981
                                                           ------------

         DIVERSIFIED FINANCIAL SERVICES--1.4%
         Boeing Capital Corp.
          6.500%, 02/15/12....................     676,000      729,690
         Cadbury Schweppes U.S. Finance (144A)
          5.125%, 10/01/13....................     600,000      596,638
         Citigroup, Inc.
          5.000%, 09/15/14....................   1,192,000    1,173,351
         DBS Capital Funding Corp. (144A)
          7.657%, 03/31/49 (b)................     318,000      351,852
         Devon Financing Corp.
          6.875%, 09/30/11....................     311,000      340,183
         Duke Capital, LLC
          8.000%, 10/01/19....................     375,000      447,580
         Ford Motor Credit Co.
          4.950%, 01/15/08....................     170,000      152,319
          5.700%, 01/15/10....................     484,000      411,430
         Foster's Finance Corp. (144A)
          5.875%, 06/15/35....................     352,000      342,809
         General Electric Capital Corp.
          5.450%, 01/15/13....................     250,000      256,085
          6.750%, 03/15/32....................     424,000      497,713
         General Motors Acceptance Corp.
          5.850%, 01/14/09....................     353,000      315,803
          7.250%, 03/02/11....................     212,000      194,857
         HSBC Finance Corp.
          5.250%, 01/14/11....................     370,000      370,189
         MidAmerican Funding, LLC
          6.927%, 03/01/29....................     100,000      111,891
         RBS Capital Trust II
          6.425%, 12/29/49 (b)................     300,000      314,835
         Sprint Capital Corp.
          6.875%, 11/15/28....................     329,000      359,495
         TCI Communications Financing III
          9.650%, 03/31/27....................     308,000      333,289
                                                           ------------
                                                              7,300,009
                                                           ------------

         DIVERSIFIED TELECOMMUNICATION SERVICES--0.4%
         BellSouth Corp.
          6.550%, 06/15/34....................     360,000      383,458
         SBC Communications, Inc.
          5.100%, 09/15/14....................     575,000      561,707
          6.150%, 09/15/34....................     170,000      170,759
         Verizon New York, Inc.
          6.875%, 04/01/12....................     702,000      731,786
                                                           ------------
                                                              1,847,710
                                                           ------------

         ELECTRIC UTILITIES--0.4%
         Exelon Generation Co., LLC
          6.950%, 06/15/11....................     518,000      558,527
         FirstEnergy Corp. (Series B)
          6.450%, 11/15/11....................     538,000      570,278

                                                        FACE
    SECURITY DESCRIPTION                               AMOUNT     VALUE*
    -----------------------------------------------------------------------

    ELECTRIC UTILITIES--(CONTINUED)
    Niagara Mohawk Power Corp.
     7.750%, 05/15/06............................... $   68,000 $    68,727
    Oncor Electric Delivery Co.
     7.000%, 09/01/22...............................    434,000     482,381
    PPL Energy Supply, LLC
     6.400%, 11/01/11...............................    100,000     105,404
    PSE&G Power, LLC
     6.950%, 06/01/12...............................    155,000     167,976
     8.625%, 04/15/31...............................    200,000     263,173
    Virginia Electric & Power Co.
     5.375%, 02/01/07...............................     45,000      45,168
                                                                -----------
                                                                  2,261,634
                                                                -----------

    ENERGY EQUIPMENT & SERVICES--0.4%
    Halliburton Co.
     5.500%, 10/15/10...............................    402,000     410,587
    Kinder Morgan Energy Partners, L.P.
     6.750%, 03/15/11...............................    327,000     348,283
     7.125%, 03/15/12...............................    150,000     163,997
     7.750%, 03/15/32...............................     53,000      63,253
    MidAmerican Energy Holdings Co.
     3.500%, 05/15/08...............................    150,000     144,727
     5.875%, 10/01/12...............................    500,000     516,181
    System Energy Resources, Inc. (144A)
     5.129%, 01/15/14...............................    171,689     165,634
    United Energy Distribution Holdings, Ltd. (144A)
     5.450%, 04/15/16...............................     50,000      51,237
                                                                -----------
                                                                  1,863,899
                                                                -----------

    FEDERAL AGENCIES--17.3%
    A.I.D. Egypt
     4.450%, 09/15/15...............................    403,000     394,896
    Federal Home Loan Bank
     3.250%, 07/21/06...............................    740,000     734,531
     3.750%, 09/28/06...............................  2,355,000   2,339,068
     3.900%, 02/25/08...............................    285,000     280,255
     4.500%, 01/01/19...............................    230,638     224,946
     4.500%, 02/01/20...............................    312,921     304,968
     5.000%, 06/01/18...............................     61,806      61,278
     5.000%, 12/01/18...............................    148,487     147,219
     5.000%, 02/01/19...............................    236,737     234,505
     5.000%, 04/01/34...............................    152,784     148,214
     5.000%, 08/01/35...............................    408,007     395,002
     5.000%, 09/01/35...............................    285,838     276,727
     5.000%, 10/01/35...............................    629,544     609,477
     5.500%, 01/01/19...............................    182,926     184,063
     5.500%, 04/01/19...............................     19,648      19,772
     5.500%, 06/01/19...............................     20,753      20,882
     5.500%, 07/01/19...............................     34,157      34,369
     5.500%, 12/01/19...............................    106,780     107,444
     5.500%, 08/01/25...............................    253,972     253,681
     5.500%, 09/01/25...............................    305,314     304,964
     5.500%, 12/01/33...............................    213,979     212,539
     5.500%, 01/01/34...............................    151,095     150,079
     5.500%, 04/01/34...............................     96,986      96,191

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-312

METROPOLITAN SERIES FUND, INC.

 MFS TOTAL RETURN PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

FIXED INCOME--(CONTINUED)

                                                 FACE
        SECURITY DESCRIPTION                    AMOUNT       VALUE*
        ---------------------------------------------------------------

        FEDERAL AGENCIES--(CONTINUED)
         5.500%, 11/01/34.................... $   117,881 $     116,914
         6.000%, 04/01/16....................      62,839        64,147
         6.000%, 04/01/17....................      87,728        89,549
         6.000%, 05/01/17....................      31,919        32,583
         6.000%, 06/01/17....................      51,514        52,583
         6.000%, 07/01/17....................      51,589        52,660
         6.000%, 10/01/17....................      65,580        66,942
         6.000%, 08/01/19....................     230,404       235,122
         6.000%, 09/01/19....................     103,796       105,921
         6.000%, 11/01/19....................      54,033        55,157
         6.000%, 02/01/23....................     173,124       176,254
         6.000%, 04/01/34....................      91,682        92,606
         6.000%, 07/01/34....................     426,971       431,275
         6.000%, 08/01/34....................   1,939,055     1,958,602
         6.000%, 09/01/34....................     100,950       101,967
         6.500%, 05/01/34....................      73,791        75,627
         6.500%, 06/01/34....................      90,537        92,791
         6.500%, 08/01/34....................     355,621       364,473
         6.500%, 10/01/34....................     406,959       417,796
        Federal Home Loan Mortgage Corp.
         3.750%, 11/15/06....................     419,000       415,516
         4.125%, 11/18/09....................     245,000       239,842
         4.125%, 07/12/10....................     787,000       767,445
         4.500%, 08/01/19....................      86,932        84,722
         4.500%, 04/01/35....................     434,931       409,468
         4.875%, 11/15/13....................   3,637,000     3,654,203
         5.000%, 12/01/17....................      45,660        45,282
         5.000%, 09/01/33....................     557,381       541,558
         5.000%, 11/01/33....................     258,050       250,725
         5.000%, 05/01/35....................     192,282       186,153
         5.000%, 08/01/35....................     233,802       226,350
         5.000%, 10/01/35....................     417,800       404,483
         5.500%, 08/01/19....................      89,234        89,789
         5.500%, 02/01/20....................      43,261        43,523
         5.500%, 06/01/25....................     526,488       525,720
         5.500%, 07/01/25....................     193,380       193,098
         5.500%, 05/01/33....................     159,338       158,265
         5.500%, 05/01/35....................      53,381        52,902
         5.500%, 07/01/35....................     477,189       472,914
         5.500%, 09/01/35....................     153,926       152,547
         6.000%, 07/01/35....................     231,015       233,350
         6.000%, 08/01/35....................     303,181       306,245
         6.500%, 11/01/34....................     555,512       569,340
        Federal National Mortgage Association
         3.000%, 03/02/07....................     585,000       573,336
         3.250%, 07/31/06....................     350,000       347,185
         4.010%, 08/01/13....................      41,921        39,479
         4.500%, 04/01/18....................     116,357       113,485
         4.500%, 06/01/18....................     228,633       222,990
         4.500%, 07/01/18....................   1,204,842     1,175,103
         4.500%, 06/01/19....................   1,751,367     1,706,826
         4.500%, 04/01/20....................     384,581       374,800
         4.500%, 05/01/20....................     155,121       150,949
         4.500%, 07/01/20....................     127,237       124,001
         4.500%, 02/01/35....................     168,027       158,605
         4.500%, 03/01/35....................     441,830       416,103

                                              FACE
             SECURITY DESCRIPTION            AMOUNT      VALUE*
             -----------------------------------------------------

             FEDERAL AGENCIES--(CONTINUED)
              4.500%, 09/01/35............ $  196,326 $    184,894
              4.518%, 05/01/14 (b)........    364,760      353,699
              4.625%, 10/15/14............    538,000      531,660
              4.630%, 04/01/14............    103,465      100,692
              4.845%, 06/01/13............     96,429       95,208
              4.846%, 08/01/14 (b)........    243,195      240,621
              4.880%, 03/01/20............    280,300      278,164
              4.925%, 04/01/15 (b)........    671,407      667,298
              4.940%, 08/01/15............     50,000       49,689
              5.000%, 11/01/17............     51,140       50,675
              5.000%, 02/01/18............    214,582      212,628
              5.000%, 11/01/18............     96,626       95,731
              5.000%, 12/01/18............    221,830      219,775
              5.000%, 06/01/19............  2,112,121    2,090,630
              5.000%, 07/01/19............    754,173      746,500
              5.000%, 09/01/19............    195,744      193,752
              5.000%, 11/01/19............    326,006      322,689
              5.000%, 12/01/19............     95,908       94,932
              5.000%, 01/01/20............    114,257      113,040
              5.000%, 05/01/20............    181,219      179,291
              5.000%, 07/01/20............    125,284      123,951
              5.000%, 11/01/33............    559,631      544,197
              5.000%, 03/01/34............    135,751      131,800
              5.000%, 04/01/34............    552,746      536,657
              5.000%, 05/01/34............    158,998      154,370
              5.000%, 06/01/34............    126,236      122,562
              5.000%, 08/01/34............    169,098      164,176
              5.000%, 09/01/34............    714,473      693,677
              5.000%, 12/01/34............     78,459       76,175
              5.000%, 06/01/35............    134,792      130,650
              5.000%, 07/01/35............    414,555      401,727
              5.000%, 08/01/35............    298,450      289,186
              5.250%, 04/15/07............  1,866,000    1,876,918
              5.500%, 11/01/17............    153,560      154,621
              5.500%, 12/01/17............    321,299      323,519
              5.500%, 01/01/18............    107,016      107,756
              5.500%, 02/01/18............     86,597       87,171
              5.500%, 12/01/18............    399,990      402,646
              5.500%, 06/01/19............    969,425      975,775
              5.500%, 07/01/19............    354,481      356,801
              5.500%, 08/01/19............     57,070       57,444
              5.500%, 09/01/19............    421,102      423,859
              5.500%, 11/01/19............    113,232      113,973
              5.500%, 05/01/25............    279,555      278,973
              5.500%, 06/01/25............    187,490      187,099
              5.500%, 02/01/33............    172,592      171,326
              5.500%, 04/01/33............    335,505      333,044
              5.500%, 05/01/33............     71,488       70,963
              5.500%, 06/01/33............    754,224      748,693
              5.500%, 07/01/33............    458,610      455,247
              5.500%, 11/01/33............    756,926      751,375
              5.500%, 12/01/33............     64,291       63,819
              5.500%, 01/01/34............    563,644      559,511
              5.500%, 02/01/34............    361,295      358,645
              5.500%, 03/01/34............     76,694       76,076

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-313

METROPOLITAN SERIES FUND, INC.

 MFS TOTAL RETURN PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

FIXED INCOME--(CONTINUED)

                                                     FACE
         SECURITY DESCRIPTION                       AMOUNT     VALUE*
         --------------------------------------------------------------

         FEDERAL AGENCIES--(CONTINUED)
          5.500%, 04/01/34....................... $  152,495 $  151,148
          5.500%, 05/01/34.......................    935,924    927,655
          5.500%, 06/01/34.......................  4,027,315  3,991,736
          5.500%, 07/01/34.......................  2,303,676  2,283,326
          5.500%, 08/01/34.......................    454,135    450,123
          5.500%, 09/01/34.......................  1,859,419  1,842,991
          5.500%, 10/01/34.......................  1,496,015  1,482,799
          5.500%, 11/01/34.......................  3,886,487  3,852,151
          5.500%, 12/01/34.......................  1,636,780  1,622,320
          5.500%, 01/01/35.......................    743,683    737,113
          5.500%, 02/01/35.......................    184,062    182,298
          5.500%, 04/01/35.......................    386,800    383,094
          5.500%, 05/01/35.......................    148,008    146,589
          5.500%, 07/01/35.......................     42,432     42,026
          5.500%, 08/01/35.......................    305,501    302,573
          5.500%, 09/01/35.......................    809,365    801,643
          5.500%, 10/01/35.......................    255,137    252,720
          6.000%, 05/15/08.......................    728,000    748,382
          6.000%, 05/15/11.......................    426,000    450,553
          6.000%, 04/01/16.......................    137,650    140,701
          6.000%, 12/01/16.......................     40,650     41,554
          6.000%, 02/01/17.......................     96,722     98,871
          6.000%, 03/01/17.......................    394,684    403,454
          6.000%, 08/01/17.......................    130,645    133,547
          6.000%, 09/01/17.......................    590,344    603,455
          6.000%, 03/01/18.......................    107,401    109,787
          6.000%, 11/01/18.......................    661,911    676,619
          6.000%, 01/01/23.......................    136,084    138,475
          6.000%, 11/01/25.......................    240,021    243,797
          6.000%, 04/01/34.......................    890,589    899,009
          6.000%, 05/01/34.......................     95,277     96,178
          6.000%, 06/01/34.......................    850,984    859,030
          6.000%, 07/01/34.......................    755,003    762,141
          6.000%, 08/01/34.......................  2,186,730  2,207,406
          6.000%, 11/01/34.......................    148,798    150,204
          6.000%, 12/01/34.......................     63,863     64,466
          6.000%, 04/01/35.......................     95,590     96,496
          6.000%, 12/01/35.......................    338,744    341,955
          6.500%, 05/01/08.......................    640,421    654,900
          6.500%, 11/01/28.......................    156,766    161,487
          6.500%, 07/01/31.......................     20,849     21,431
          6.500%, 09/01/31.......................    162,325    166,858
          6.500%, 07/01/32.......................    400,955    412,714
          6.500%, 08/01/32.......................    192,041    197,366
          6.500%, 01/01/33.......................     13,148     13,513
          6.500%, 03/01/34.......................     61,767     63,368
          6.500%, 04/01/34.......................  1,001,413  1,027,483
          6.500%, 06/01/34.......................     84,570     86,761
          6.500%, 07/01/34.......................    109,713    112,556
          6.625%, 09/15/09.......................    804,000    854,926
          6.625%, 11/15/10.......................  3,400,000  3,674,241
          7.500%, 11/01/31.......................     33,639     35,241
          7.500%, 02/01/32.......................     27,679     28,997
         Financing Corp. (FICO)
          9.650%, 11/02/18.......................    120,000    172,643
         Government National Mortgage Association
          4.500%, 07/20/33.......................     52,027     49,606

                                                  FACE
        SECURITY DESCRIPTION                     AMOUNT       VALUE*
        ---------------------------------------------------------------

        FEDERAL AGENCIES--(CONTINUED)
         4.500%, 09/15/33..................... $   198,565 $    190,567
         4.500%, 09/20/33.....................      94,954       90,536
         4.500%, 12/20/34.....................      90,824       86,583
         5.000%, 06/15/34.....................     240,309      237,438
         5.000%, 06/15/35.....................     124,449      122,894
         5.500%, 11/15/32.....................     188,106      189,608
         5.500%, 08/15/33.....................     850,868      857,556
         5.500%, 09/15/34.....................   1,449,068    1,459,024
         5.500%, 10/15/35.....................      45,701       46,015
         6.000%, 12/15/28.....................     294,377      301,911
         6.000%, 12/15/31.....................     327,081      335,237
         6.000%, 03/15/32.....................      14,790       15,162
         6.000%, 01/15/33.....................     233,916      239,783
         6.000%, 02/15/33.....................      14,451       14,814
         6.000%, 04/15/33.....................     245,365      251,519
         6.000%, 08/15/33.....................      12,403       12,714
         6.000%, 07/15/34.....................     541,983      555,039
         6.500%, 08/15/28.....................      40,995       42,926
         6.500%, 10/15/28.....................     148,738      155,741
         6.500%, 12/15/28.....................      78,340       82,031
         6.500%, 05/15/32.....................      33,540       35,047
         6.500%, 08/15/34.....................      16,322       17,039
        U.S. Department of Housing & Urban
         Development
         7.498%, 08/01/11.....................      98,000      106,506
                                                           ------------
                                                             88,568,457
                                                           ------------

        FOOD & STAPLES RETAILING--0.1%
        Wal-Mart Stores, Inc.
         5.250%, 09/01/35.....................     482,000      467,866
                                                           ------------

        FOOD PRODUCTS--0.1%
        General Mills, Inc.
         6.000%, 02/15/12.....................      23,000       24,071
        Kraft Foods, Inc.
         6.250%, 06/01/12.....................     349,000      368,175
                                                           ------------
                                                                392,246
                                                           ------------

        FOREIGN GOVERNMENT--0.2%
        State of Israel
         4.625%, 06/15/13.....................      95,000       91,854
        United Mexican States
         6.375%, 01/16/13.....................     201,000      213,562
         6.625%, 03/03/15.....................     402,000      440,190
                                                           ------------
                                                                745,606
                                                           ------------

        HEALTH CARE PROVIDERS & SERVICES--0.1%
        HCA, Inc.
         6.950%, 05/01/12.....................     314,000      325,694
         8.750%, 09/01/10.....................      81,000       89,586
                                                           ------------
                                                                415,280
                                                           ------------

        INDEPENDENT POWER PRODUCERS & ENERGY TRADERS--0.0%
        TXU Energy Co.
         7.000%, 03/15/13.....................     136,000      144,930
                                                           ------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-314

METROPOLITAN SERIES FUND, INC.

 MFS TOTAL RETURN PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

FIXED INCOME--(CONTINUED)

                                                 FACE
          SECURITY DESCRIPTION                  AMOUNT       VALUE*
          ------------------------------------------------------------

          INSURANCE--0.5%
          ACE INA Holdings, Inc.
           5.875%, 06/15/14.................. $   450,000 $    465,497
          American International Group, Inc.
           4.250%, 05/15/13..................     847,000      805,606
          Everest Reinsurance Holdings, Inc.
           8.750%, 03/15/10..................     100,000      113,218
          Fund American Cos., Inc.
           5.875%, 05/15/13..................     105,000      105,952
          Genworth Financial, Inc.
           5.750%, 06/15/14..................     235,000      245,273
          The Allstate Corp.
           5.550%, 05/09/35..................     370,000      362,586
          The St. Paul Travelers Cos., Inc.
           5.500%, 12/01/15..................     252,000      253,814
           5.750%, 03/15/07..................      85,000       85,447
          Travelers Property Casualty Corp.
           6.375%, 03/15/33..................      56,000       59,633
                                                          ------------
                                                             2,497,026
                                                          ------------

          MACHINERY--0.1%
          Kennametal, Inc.
           7.200%, 06/15/12..................     357,000      387,546
                                                          ------------

          MEDIA--0.5%
          Cox Communications, Inc.
           4.625%, 06/01/13..................     475,000      442,502
          Hearst-Argyle Television, Inc.
           7.500%, 11/15/27..................     200,000      211,085
          News America Holdings, Inc.
           6.200%, 12/15/34..................     295,000      293,023
           7.750%, 01/20/24..................     125,000      140,919
           8.500%, 02/23/25..................     150,000      180,473
          The Walt Disney Co.
           6.375%, 03/01/12..................     466,000      492,897
           6.750%, 03/30/06..................     137,000      137,653
          Time Warner Entertainment Co., L.P.
           8.375%, 07/15/33..................     600,000      708,755
                                                          ------------
                                                             2,607,307
                                                          ------------

          METALS & MINING--0.0%
          Alcan, Inc.
           5.000%, 06/01/15..................     257,000      249,299
                                                          ------------

          MULTI-UTILITIES--0.2%
          Centerpoint Energy Resources Corp.
           7.875%, 04/01/13..................     191,000      218,426
          Dominion Resources, Inc.
           5.150%, 07/15/15..................     356,000      344,900
          DTE Energy Co.
           7.050%, 06/01/11..................     308,000      331,874
          Pacific Gas & Electric Co.
           4.800%, 03/01/14..................     427,000      416,123
                                                          ------------
                                                             1,311,323
                                                          ------------

                                                FACE
           SECURITY DESCRIPTION                AMOUNT       VALUE*
           ----------------------------------------------------------

           OIL, GAS & CONSUMABLE FUELS--0.1%
           Amerada Hess Corp.
            7.300%, 08/15/31................ $   150,000 $    173,593
           Ocean Energy, Inc.
            7.250%, 10/01/11................     200,000      220,868
           Tosco Corp.
            7.625%, 05/15/06................     100,000      101,011
           Valero Energy Corp.
            6.875%, 04/15/12................     286,000      312,035
                                                         ------------
                                                              807,507
                                                         ------------

           PAPER & FOREST PRODUCTS--0.1%
           MeadWestvaco Corp.
            6.800%, 11/15/32................     166,000      165,802
            6.850%, 04/01/12................      35,000       37,225
           Weyerhaeuser Co.
            6.750%, 03/15/12................     377,000      400,143
                                                         ------------
                                                              603,170
                                                         ------------

           PHARMACEUTICALS--0.1%
           Wyeth
            5.500%, 03/15/13 (b)............     388,000      393,342
                                                         ------------

           REAL ESTATE--0.6%
           Boston Properties, Inc. (REIT)
            5.000%, 06/01/15................     200,000      192,614
           EOP Operating, L.P.
            6.763%, 06/15/07................     175,000      178,637
            6.800%, 01/15/09................     635,000      663,955
            8.375%, 03/15/06................     175,000      176,198
           HRPT Properties Trust (REIT)
            6.250%, 08/15/16................     328,000      334,244
           Simon Property Group L.P. (REIT)
            5.100%, 06/15/15................     208,000      201,168
            6.375%, 11/15/07................     309,000      315,750
           Vornado Realty, L.P. (REIT)
            4.750%, 12/01/10................     182,000      176,647
            5.625%, 06/15/07................     650,000      654,547
                                                         ------------
                                                            2,893,760
                                                         ------------

           ROAD & RAIL--0.2%
           CSX Corp.
            6.750%, 03/15/11................     159,000      170,391
           Norfolk Southern Corp.
            7.050%, 05/01/37................     360,000      429,597
           Union Pacific Corp.
            5.375%, 05/01/14................     299,000      302,410
            6.125%, 01/15/12................     108,000      113,609
                                                         ------------
                                                            1,016,007
                                                         ------------

           THRIFTS & MORTGAGE FINANCE--0.0%
           Countrywide Home Loans, Inc.
            5.500%, 08/01/06................     167,000      167,681
                                                         ------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-315

METROPOLITAN SERIES FUND, INC.

 MFS TOTAL RETURN PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

FIXED INCOME--(CONTINUED)

                                                    FACE
      SECURITY DESCRIPTION                         AMOUNT       VALUE*
      -------------------------------------------------------------------

      U.S. TREASURY--9.7%
      United States Treasury Bonds
       5.375%, 02/15/31......................... $ 3,161,000 $  3,550,691
       6.250%, 08/15/23.........................   5,363,000    6,404,178
       7.500%, 11/15/16.........................     290,000      364,267
       7.875%, 02/15/21.........................     350,000      473,676
       8.000%, 11/15/21.........................     434,000      597,920
       8.875%, 02/15/19.........................     281,000      399,591
       9.875%, 11/15/15.........................     450,000      642,902
       10.375%, 11/15/12........................     337,000      372,438
      United States Treasury Notes
       3.000%, 11/15/07.........................     682,000      665,003
       3.125%, 04/15/09.........................   2,000,000    1,924,062
       3.250%, 08/15/07.........................     246,000      241,551
       3.500%, 11/15/06.........................     315,000      312,527
       4.000%, 06/15/09.........................     108,000      106,688
       4.375%, 05/15/07 (b).....................     586,000      585,520
       4.750%, 11/15/08.........................      86,000       86,826
       4.750%, 05/15/14.........................     370,000      379,004
       5.000%, 02/15/11.........................      97,000       99,906
       5.500%, 02/15/08.........................     753,000      769,854
       5.625%, 05/15/08.........................  19,919,000   20,462,112
       6.000%, 02/15/26.........................   2,217,000    2,614,329
       6.625%, 05/15/07.........................   1,292,000    1,329,548
       7.000%, 07/15/06.........................   3,183,000    3,225,149
      United States Treasury Notes (TII)
       3.000%, 07/15/12.........................   2,116,910    2,238,302
       4.250%, 01/15/10.........................   1,704,715    1,848,017
                                                             ------------
                                                               49,694,061
                                                             ------------

      WIRELESS TELECOMMUNICATION SERVICES--0.1%
      AT&T Wireless Services, Inc.
       7.350%, 03/01/06.........................      73,000       73,307
      Cingular Wireless, LLC
       6.500%, 12/15/11.........................     250,000      267,520
                                                             ------------
                                                                  340,827
                                                             ------------

      YANKEE--0.8%
      Consumers International, Inc.
       10.250%, 04/01/49 (c) (d)................      50,000            0
      Deutsche Telekom International Finance
       8.250%, 06/15/30 (b).....................     489,000      621,944
      France Telecom S.A.
       7.750%, 03/01/11 (b).....................     134,000      149,670
      Hydro-Quebec
       6.300%, 05/11/11.........................     350,000      373,348
      ING Groep NV
       5.775%, 12/29/49.........................     809,000      819,923
      Mizuho Financial Group Cayman, Ltd. (144A)
       5.790%, 04/15/14.........................     279,000      288,228
      Norsk Hydro A/S
       7.750%, 06/15/23.........................     100,000      127,049
      PCCW-HKTC Capital, Ltd. (144A)
       6.000%, 07/15/13.........................     129,000      131,766
      Pemex Project Funding Master Trust
       8.625%, 02/01/22.........................     127,000      156,527
       9.125%, 10/13/10.........................     125,000      143,875

                                                 FACE
          SECURITY DESCRIPTION                  AMOUNT       VALUE*
          ------------------------------------------------------------

          YANKEE--(CONTINUED)
          Telecom Italia Capital S.A.
           5.250%, 11/15/13.................. $   208,000 $    204,105
           6.000%, 09/30/34..................     244,000      235,059
          TransCanada Pipelines, Ltd.
           7.150%, 06/15/06..................     375,000      378,863
          Tyco International Group S.A.
           6.750%, 02/15/11..................     308,000      323,828
          UFJ Finance Aruba AEC
           6.750%, 07/15/13..................     360,000      393,071
                                                          ------------
                                                             4,347,256
                                                          ------------
          Total Fixed Income
           (Identified Cost $198,012,185)....              197,328,697
                                                          ------------

          SHORT TERM INVESTMENTS--1.4%
          ------------------------------------------------------------

          COMMERCIAL PAPER--1.4%
          Morgan Stanley Dean Witter
           4.200%, 01/03/06..................   7,280,000    7,278,301
                                                          ------------
          Total Short Term Investments
           (Amortized Cost $7,278,301).......                7,278,301
                                                          ------------
          Total Investments--99.8%
           (Identified Cost $484,505,713) (e)              509,787,272
          Other assets less liabilities......                1,031,072
                                                          ------------
          TOTAL NET ASSETS--100%.............             $510,818,344
                                                          ============

(a)  NON-INCOME PRODUCING.
(b)  VARIABLE OR FLOATING RATE SECURITY. RATE DISCLOSED IS AS OF DECEMBER 31,
     2005.
(c)  NON-INCOME PRODUCING; DEFAULTED BOND.
(d)  ZERO VALUED SECURITY.
(e) THE AGGREGATE COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES AS OF DECEMBER 31, 2005 WAS $487,950,742 AND THE COMPOSITION OF UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENT SECURITIES WAS $35,557,743 AND $(13,721,213), RESPECTIVELY.
(144A)--SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AS OF DECEMBER 31, 2005, the market value of 144A securities was $4,903,834, which is 1.0% of total net assets.
(ADR)--AN AMERICAN DEPOSITARY RECEIPT IS A CERTIFICATE ISSUED BY A CUSTODIAN BANK REPRESENTING THE RIGHT TO RECEIVE SECURITIES OF THE FOREIGN ISSUER DESCRIBED. TRADING ON EXCHANGES NOT LOCATED IN THE UNITED STATES OR CANADA SIGNIFICANTLY INFLUENCES THE VALUE OF ADRS.
(GDR)--GLOBAL DEPOSITORY RECEIPT.
(REIT)--A REAL ESTATE INVESTMENT TRUST IS A POOLED INVESTMENT VEHICLE THAT INVESTS PRIMARILY IN INCOME-PRODUCING REAL ESTATE OR REAL ESTATE RELATED LOANS OR INTEREST.
(TII)--A TREASURY INFLATION INDEX IS A SECURITY WITH A FIXED INTEREST RATE AND THE PRINCIPAL IS ADJUSTED FOR INFLATION. AT MATURITY, THE SECURITY WILL BE REDEEMED AT THE GREATER OF THE INFLATION ADJUSTED PRINCIPAL OR PAR AMOUNT AT ORIGINAL ISSUE.
(CAD)--CANADIAN DOLLAR
(CHF)--SWISS FRANC
(EUR)--EURO
(GBP)--BRITISH POUND

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-316

METROPOLITAN SERIES FUND, INC.

 MFS TOTAL RETURN PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2005

     ASSETS
       Investments at value.........................          $509,787,272
       Cash.........................................                11,918
       Receivable for:
        Securities sold.............................                14,022
        Fund shares sold............................               564,159
        Accrued interest and dividends..............             2,455,951
        Foreign taxes...............................                 5,285
                                                              ------------
         Total Assets...............................           512,838,607
     LIABILITIES
       Payable for:
        Fund shares redeemed........................ $727,787
        Securities purchased........................  592,141
       Accrued expenses:
        Management fees.............................  217,987
        Service and distribution fees...............   45,185
        Deferred directors' fees....................   83,685
        Other expenses..............................  353,478
                                                     --------
         Total Liabilities..........................             2,020,263
                                                              ------------
     NET ASSETS.....................................          $510,818,344
                                                              ============
       Net assets consists of:
        Capital paid in.............................          $492,074,889
        Undistributed net investment income.........            13,413,276
        Accumulated net realized losses.............           (19,950,758)
        Unrealized appreciation on investments and
         foreign currency...........................            25,280,937
                                                              ------------
     NET ASSETS.....................................          $510,818,344
                                                              ============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per share
      ($261,653,100 divided by 1,768,077 shares
      outstanding)..................................          $     147.99
                                                              ============
     CLASS B
     Net asset value and redemption price per share
      ($158,527,756 divided by 1,081,486 shares
      outstanding)..................................          $     146.58
                                                              ============
     CLASS E
     Net asset value and redemption price per share
      ($90,637,488 divided by 615,072 shares
      outstanding)..................................          $     147.36
                                                              ============
     Identified cost of investments.................          $484,505,713
                                                              ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31, 2005

    INVESTMENT INCOME
      Dividends..............................               $  6,120,327(a)
      Interest...............................                  9,543,318
                                                            ------------
                                                              15,663,645
    EXPENSES
      Management fees........................ $  2,460,950
      Service and distribution fees--Class B.      336,228
      Service and distribution fees--Class E.      138,172
      Directors' fees and expenses...........       24,955
      Custodian..............................      333,096
      Audit and tax services.................       26,950
      Legal..................................       13,113
      Printing...............................      362,410
      Insurance..............................        9,098
      Miscellaneous..........................        5,603
                                              ------------
      Total expenses.........................    3,710,575
      Expense reductions.....................      (45,903)    3,664,672
                                              ------------  ------------
    NET INVESTMENT INCOME....................                 11,998,973
                                                            ------------
    REALIZED AND UNREALIZED GAIN (LOSS)
    Realized gain (loss) on:
      Investments--net.......................   15,556,908
      Foreign currency transactions--net.....       (3,026)   15,553,882
                                              ------------
    Unrealized depreciation on:
      Investments--net.......................  (12,762,032)
      Foreign currency transactions--net.....       (2,574)  (12,764,606)
                                              ------------  ------------
    Net gain.................................                  2,789,276
                                                            ------------
    NET INCREASE IN NET ASSETS FROM
     OPERATIONS..............................               $ 14,788,249
                                                            ============

(a)NET OF FOREIGN TAXES OF $53,920.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-317

METROPOLITAN SERIES FUND, INC.

 MFS TOTAL RETURN PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                           YEAR ENDED    YEAR ENDED
                                                          DECEMBER 31,  DECEMBER 31,
                                                              2005          2004
                                                          ------------  ------------
FROM OPERATIONS
  Net investment income.................................. $ 11,998,973  $  8,657,806
  Net realized gain......................................   15,553,882    16,968,720
  Unrealized appreciation (depreciation).................  (12,764,606)   22,960,869
                                                          ------------  ------------
  INCREASE IN NET ASSETS FROM OPERATIONS.................   14,788,249    48,587,395
                                                          ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A..............................................   (4,703,791)   (4,731,075)
    Class B..............................................   (1,973,530)   (1,035,374)
    Class E..............................................   (1,482,414)            0
                                                          ------------  ------------
                                                            (8,159,735)   (5,766,449)
                                                          ------------  ------------
   Net realized gain
    Class A..............................................   (2,982,672)     (811,699)
    Class B..............................................   (1,444,579)     (190,798)
    Class E..............................................   (1,051,155)            0
                                                          ------------  ------------
                                                            (5,478,406)   (1,002,497)
                                                          ------------  ------------
  TOTAL DISTRIBUTIONS....................................  (13,638,141)   (6,768,946)
                                                          ------------  ------------
  INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   47,905,874   241,760,896
                                                          ------------  ------------
  TOTAL INCREASE IN NET ASSETS...........................   49,055,982   283,579,345

NET ASSETS
  Beginning of the period................................  461,762,362   178,183,017
                                                          ------------  ------------
  End of the period...................................... $510,818,344  $461,762,362
                                                          ============  ============
UNDISTRIBUTED NET INVESTMENT INCOME
  End of the period...................................... $ 13,413,276  $  8,113,988
                                                          ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                          YEAR ENDED               YEAR ENDED
                                                       DECEMBER 31, 2005       DECEMBER 31, 2004
                                                    ----------------------  -----------------------
                                                     SHARES         $         SHARES         $
                                                    --------  ------------  ---------  ------------
CLASS A
  Sales............................................  331,621  $ 48,468,815    962,828  $130,384,480
  Shares issued through acquisition................        0             0    178,716    23,379,079
  Reinvestments....................................   54,421     7,686,463     40,628     5,542,774
  Redemptions...................................... (435,176)  (63,611,821)  (440,746)  (60,806,360)
                                                    --------  ------------  ---------  ------------
  Net increase (decrease)..........................  (49,134) $ (7,456,543)   741,426  $ 98,499,973
                                                    ========  ============  =========  ============
CLASS B
  Sales............................................  568,687  $ 82,389,685    358,733  $ 49,425,208
  Shares issued through acquisition................        0             0    231,742    28,384,889
  Reinvestments....................................   24,392     3,418,109      9,056     1,226,172
  Redemptions...................................... (216,764)  (31,402,693)  (110,400)  (15,154,511)
                                                    --------  ------------  ---------  ------------
  Net increase.....................................  376,315  $ 54,405,101    489,131  $ 63,881,758
                                                    ========  ============  =========  ============
CLASS E
  Sales............................................  178,877  $ 26,041,200    116,224  $ 16,206,863
  Shares issued through acquisition................        0             0    618,249    80,753,908
  Reinvestments....................................   17,995     2,533,569          0             0
  Redemptions...................................... (189,586)  (27,617,453)  (126,687)  (17,581,606)
                                                    --------  ------------  ---------  ------------
  Net increase.....................................    7,286  $    957,316    607,786  $ 79,379,165
                                                    ========  ============  =========  ============
  Increase derived from capital share transactions.  334,467  $ 47,905,874  1,838,343  $241,760,896
                                                    ========  ============  =========  ============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-318

METROPOLITAN SERIES FUND, INC.

 MFS TOTAL RETURN PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                    CLASS A
                               ------------------------------------------------
                                            YEAR ENDED DECEMBER 31,
                               ------------------------------------------------
                                 2005      2004      2003      2002      2001
                               --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF
 PERIOD....................... $ 147.96  $ 138.13  $ 119.83  $ 141.92  $ 185.92
                               --------  --------  --------  --------  --------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income........     3.84      3.60      3.30      3.89      4.60
 Net realized and unrealized
   gain (loss) of investments.     0.46     11.53     16.79    (10.18)   (11.61)
                               --------  --------  --------  --------  --------
 Total from investment
   operations.................     4.30     15.13     20.09     (6.29)    (7.01)
                               --------  --------  --------  --------  --------
LESS DISTRIBUTIONS
 Distributions from net
   investment income..........    (2.61)    (4.52)    (1.79)    (4.47)    (6.60)
 Distributions from net
   realized capital gains.....    (1.66)    (0.78)     0.00    (11.33)   (30.39)
                               --------  --------  --------  --------  --------
 Total distributions..........    (4.27)    (5.30)    (1.79)   (15.80)   (36.99)
                               --------  --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD $ 147.99  $ 147.96  $ 138.13  $ 119.83  $ 141.92
                               ========  ========  ========  ========  ========
TOTAL RETURN (%)..............      3.1      11.3      17.0      (5.4)     (3.8)
Ratio of operating expenses
 to average net assets before
 expense reductions (%).......     0.66      0.64      0.69      0.66      0.63
Ratio of operating expenses
 to average net assets after
 expense reductions (%) (d)...     0.65      0.63      0.69        --        --
Ratio of net investment
 income to average net assets
 (%)..........................     2.53      2.60      2.55      2.98      2.96
Portfolio turnover rate (%)...       47        89        62        91       160
Net assets, end of period
 (000)........................ $261,653  $268,870  $148,601  $133,092  $157,716

                                                   CLASS B
                                 ----------------------------------------
                                                              MAY 1, 2002/(A)/
                                   YEAR ENDED DECEMBER 31,        THROUGH
                                 ---------------------------   DECEMBER 31,
                                   2005      2004      2003        2002
                                 --------  --------  -------  ---------------
  NET ASSET VALUE, BEGINNING OF
   PERIOD....................... $ 146.59  $ 136.93  $119.01      $129.24
                                 --------  --------  -------      -------
  INCOME FROM INVESTMENT
   OPERATIONS
   Net investment income........     2.75      3.64     2.53         0.99
   Net realized and unrealized
     gain (loss) of investments.     1.16     11.01    17.11       (11.22)
                                 --------  --------  -------      -------
   Total from investment
     operations.................     3.91     14.65    19.64       (10.23)
                                 --------  --------  -------      -------
  LESS DISTRIBUTIONS
   Distributions from net
     investment income..........    (2.26)    (4.21)   (1.72)        0.00
   Distributions from net
     realized capital gains.....    (1.66)    (0.78)    0.00         0.00
                                 --------  --------  -------      -------
   Total distributions..........    (3.92)    (4.99)   (1.72)        0.00
                                 --------  --------  -------      -------
  NET ASSET VALUE, END OF PERIOD $ 146.58  $ 146.59  $136.93      $119.01
                                 ========  ========  =======      =======
  TOTAL RETURN (%)..............      2.9      11.0     16.7         (7.9)(b)
  Ratio of operating expenses
   to average net assets before
   expense reductions (%).......     0.91      0.89     0.94         0.91 (c)
  Ratio of operating expenses
   to average net assets after
   expense reductions (%) (d)...     0.90      0.88     0.94           --
  Ratio of net investment
   income to average net assets
   (%)..........................     2.29      2.39     2.30         2.75 (c)
  Portfolio turnover rate (%)...       47        89       62           91
  Net assets, end of period
   (000)........................ $158,528  $103,373  $29,582      $ 7,168

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.


                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-319

METROPOLITAN SERIES FUND, INC.

 MFS TOTAL RETURN PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                                               CLASS E
                                                                                   ----------------------------
                                                                                                APRIL 26, 2004/(A)/
                                                                                    YEAR ENDED       THROUGH
                                                                                   DECEMBER 31,    DECEMBER 31,
                                                                                       2005            2004
                                                                                   ------------ ------------------
NET ASSET VALUE, BEGINNING OF PERIOD..............................................   $147.29         $135.61
                                                                                     -------         -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................      3.46            2.33
  Net realized and unrealized gain of investments.................................      0.60            9.35
                                                                                     -------         -------
  Total from investment operations................................................      4.06           11.68
                                                                                     -------         -------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................     (2.33)           0.00
  Distributions from net realized capital gains...................................     (1.66)           0.00
                                                                                     -------         -------
  Total distributions.............................................................     (3.99)           0.00
                                                                                     -------         -------
NET ASSET VALUE, END OF PERIOD....................................................   $147.36         $147.29
                                                                                     =======         =======
TOTAL RETURN (%)..................................................................       3.0            8.6 (b)
Ratio of operating expenses to average net assets before expense reductions (%)...      0.81           0.79 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)      0.80           0.78 (c)
Ratio of net investment income to average net assets (%)..........................      2.38           2.57 (c)
Portfolio turnover rate (%).......................................................        47              89
Net assets, end of period (000)...................................................   $90,637         $89,519

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-320

METROPOLITAN SERIES FUND, INC.

 BLACKROCK BOND INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

FIXED INCOME--106.1% OF TOTAL NET ASSETS


                                                  FACE
     SECURITY DESCRIPTION                        AMOUNT        VALUE*
     ---------------------------------------------------------------------

     AEROSPACE & DEFENSE--0.1%
     L-3 Communications Corp. (144A)
      6.375%, 10/15/15....................... $    115,000 $       114,713
     Lockheed Martin Corp.
      8.500%, 12/01/29.......................       50,000          68,148
     Northrop Grumman Corp.
      4.079%, 11/16/06.......................      600,000         595,365
                                                           ---------------
                                                                   778,226
                                                           ---------------

     ASSET BACKED--12.0%
     Ares VIII CLO, Ltd. (144A)
      7.040%, 02/26/16 (a)...................    1,600,000       1,624,160
     BMW Vehicle Owner Trust
      4.040%, 02/25/09 (a)...................    8,250,000       8,175,060
     Capital Auto Receivables Asset
      4.050%, 07/15/09 (a)...................    7,775,000       7,689,443
     Capital Transition Funding, LLC
      5.010%, 01/15/10.......................    5,200,308       5,197,555
     Centex Home Equity Loan Trust
      6.429%, 12/25/32 (a)...................    2,600,000       2,622,824
     Citibank Credit Card Issuance Trust
      6.650%, 05/15/08.......................    1,000,000       1,006,498
     CWABS, Inc.
      4.489%, 04/25/36.......................    7,900,000       7,900,000
      4.910%, 12/25/35 (a)...................   10,300,000      10,298,146
     DaimlerChrysler Auto Owner Trust
      3.490%, 12/08/08.......................   10,350,000      10,213,553
     Ford Credit Auto Owner Trust
      3.480%, 11/15/08.......................    9,100,000       8,984,969
      4.170%, 01/15/09 (a)...................    7,700,000       7,639,219
     Hedged Mutual Fund Fee Trust (144A)
      5.220%, 11/30/10 (a)...................      519,390         519,390
     Knollwood CDO, Ltd. (144A)
      7.315%, 02/08/39 (a)...................    1,068,657       1,051,965
     Long Beach Asset Holdings Corp. (144A)
      4.940%, 06/25/34.......................        3,285           3,285
     MBNA Credit Card Master Note Trust
      3.300%, 07/15/10.......................    6,715,000       6,515,352
      4.950%, 06/15/09.......................    4,000,000       4,009,911
      6.550%, 12/15/08.......................    1,350,000       1,362,316
      7.000%, 02/15/12.......................    1,125,000       1,208,020
     Option One Mortgage Loan Trust
      5.129%, 01/25/33 (a)...................    2,425,000       2,435,836
     RBS Capital Trust I
      4.709%, 12/29/49 (a)...................      375,000         356,414
     Residential Asset Securities Corp.
      4.469%, 01/25/36 (a)...................    7,725,000       7,725,000
     SLM Corp.
      4.525%, 04/25/12 (a)...................    8,050,000       8,021,000
     Structured Asset Investment Loan Trust
      6.329%, 04/25/33 (a)...................    3,900,000       3,930,766
     USAA Auto Owner Trust
      3.160%, 02/17/09.......................    4,300,000       4,238,901
      4.630%, 05/15/12 (a)...................    7,875,000       7,832,892
     Washington Mutual Asset Securities Corp.
      5.150%, 05/25/36.......................    7,380,000       7,375,220
                                                           ---------------
                                                               127,937,695
                                                           ---------------

                                                    FACE
    SECURITY DESCRIPTION                           AMOUNT        VALUE*
    ------------------------------------------------------------------------

    AUTO COMPONENTS--0.1%
    Briggs & Stratton Corp.
     8.875%, 03/15/11.......................... $  1,100,000 $     1,232,398
    Navistar International Corp.
     6.250%, 03/01/12..........................       75,000          67,125
                                                             ---------------
                                                                   1,299,523
                                                             ---------------

    AUTOMOBILES--0.1%
    DaimlerChrysler North America Holding Corp.
     8.500%, 01/18/31 (b)......................      590,000         713,910
                                                             ---------------

    CAPITAL MARKETS--1.2%
    JPMorgan Chase & Co.
     5.350%, 03/01/07..........................    6,520,000       6,545,558
    Morgan Stanley Group, Inc.
     5.050%, 01/21/11..........................    5,525,000       5,526,635
     6.750%, 04/15/11..........................      225,000         242,219
                                                             ---------------
                                                                  12,314,412
                                                             ---------------

    COMMERCIAL BANKS--3.7%
    Atlantic Marine Corp. (144A)
     5.343%, 12/01/50..........................      150,000         149,736
    Bank of America Corp.
     4.500%, 08/01/10..........................    4,320,000       4,245,234
    Bank of New York
     3.800%, 02/01/08..........................    1,250,000       1,223,955
    First National Bank of Boston
     7.375%, 09/15/06..........................    1,750,000       1,779,333
    General Electric Capital Corp.
     3.125%, 11/09/06..........................    4,850,000       4,778,273
    HSBC Bank USA, N.A.
     3.870%, 06/07/07..........................    6,750,000       6,651,551
    Huntington National Bank
     2.750%, 10/16/06..........................      675,000         663,910
    Nationwide Building Society
     2.625%, 01/30/07..........................    1,325,000       1,294,447
    Nationwide Building Society (144A)
     4.250%, 02/01/10..........................    1,370,000       1,334,977
    Simon Debartolo Group, L.P.
     6.875%, 11/15/06..........................    4,150,000       4,213,155
    U.S. Bank N.A.
     2.850%, 11/15/06 (b)......................    2,200,000       2,163,696
     4.400%, 08/15/08..........................    3,850,000       3,811,265
    Wachovia Bank, National Association
     4.375%, 08/15/08..........................    1,875,000       1,853,762
    Wells Fargo & Co.
     4.000%, 08/15/08..........................    1,465,000       1,437,637
     4.200%, 01/15/10..........................    1,335,000       1,299,664
     4.625%, 08/09/10..........................    2,765,000       2,730,562
                                                             ---------------
                                                                  39,631,157
                                                             ---------------

    COMMERCIAL MORTGAGE-BACKED SECURITIES--14.9%
    Asset Backed Funding Corp. (144A)
     4.450%, 05/25/34..........................      205,023         204,085

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-321

METROPOLITAN SERIES FUND, INC.

 BLACKROCK BOND INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

FIXED INCOME--(CONTINUED)


                                                     FACE
   SECURITY DESCRIPTION                             AMOUNT        VALUE*
   -------------------------------------------------------------------------

   COMMERCIAL MORTGAGE-BACKED SECURITIES--(CONTINUED)
   Bank of America Commercial Mortgage, Inc.
    4.621%, 07/10/43.............................   5,225,000      5,065,082
    6.186%, 06/11/35.............................   5,530,000      5,819,465
   Bear Stearns Commercial Mortgage Securities,
    Inc.
    4.361%, 06/11/41.............................   5,247,682      5,169,354
    7.080%, 06/15/09.............................   2,075,000      2,195,881
   Chase Commerical Mortgage Security Corp.
    7.319%, 10/15/32.............................   2,370,000      2,569,534
   Credit Suisse First Boston Mortgage Trust
    4.940%, 12/15/35.............................   7,295,000      7,206,854
   General Electric Commercial Mortgage Corp.
    4.578%, 06/10/48.............................   5,200,000      5,058,211
   GGP Mall Properties Trust (144A)
    5.558%, 11/15/11.............................   3,944,318      3,964,142
   GMAC Commercial Mortgage Services, Inc.
    7.455%, 08/16/33.............................   5,150,000      5,582,289
   GS Mortgage Securities Corp.
    4.751%, 07/10/39.............................   5,100,000      4,948,596
   Harborview Mortgage Loan Trust
    4.680%, 11/19/35 (a).........................   6,586,762      6,592,163
   Indymac MBS, Inc.
    5.159%, 09/25/35 (a).........................   9,059,660      9,170,002
   Irwin Land, LLC
    5.400%, 12/15/47.............................   1,650,000      1,608,007
   JPMorgan Commercial Mortgage Finance Corp.
    5.857%, 10/12/35.............................   5,710,000      5,909,168
    6.507%, 10/15/35.............................   5,197,174      5,358,460
    7.239%, 09/15/29.............................   2,300,000      2,424,511
   LB-UBS Commercial Mortgage Trust
    3.881%, 08/15/29 (a).........................   4,015,068      3,917,654
    4.071%, 09/15/26.............................   4,694,727      4,572,127
    4.559%, 07/17/12 (a).........................   4,075,000      3,979,243
    5.642%, 12/15/25.............................   8,454,743      8,570,789
    7.950%, 05/15/25 (a).........................   5,480,000      6,027,895
   LB-UBS Commercial Mortgage Trust (144A)
    6.155%, 07/14/16.............................   2,997,281      3,094,189
   Morgan Stanley Capital I, Inc. (144A)
    7.220%, 05/15/07.............................   1,715,774      1,746,958
   Morgan Stanley Capital, Inc.
    6.210%, 11/15/31.............................   1,505,599      1,543,845
   Mortgage Capital Funding, Inc.
    6.423%, 06/18/30.............................   4,892,638      5,019,900
   NationsLink Funding Corp.
    6.476%, 08/20/30.............................   1,509,889      1,555,204
    6.795%, 08/20/30.............................   1,325,000      1,380,200
   Nomura Asset Securities Corp.
    6.590%, 03/15/30.............................   4,825,000      4,986,758
   Salomon Brothers Commercial Mortgage Trust
    6.592%, 12/18/33.............................   5,750,000      6,067,817
   Salomon Brothers Mortgage Securities VII, Inc.
    6.499%, 10/13/11.............................   5,860,000      6,241,949
   Salomon Brothers Mortgage Securities VII,
    Inc. (144A)
    6.134%, 02/18/34.............................     342,708        344,890
   Wachovia Bank Commercial Mortgage Trust
    3.477%, 08/15/41 (a).........................   3,871,321      3,770,644
    4.935%, 04/15/42.............................   4,950,000      4,862,852

                                                     FACE
   SECURITY DESCRIPTION                             AMOUNT        VALUE*
   --------------------------------------------------------------------------

   COMMERCIAL MORTGAGE-BACKED SECURITIES--(CONTINUED)
   Washington Mutual, Inc.
    3.423%, 04/25/33 (a)........................ $  5,668,365 $     5,527,807
    3.695%, 05/25/33 (a)........................    4,750,000       4,582,863
    4.511%, 06/25/33 (a)........................    1,626,169       1,607,030
                                                              ---------------
                                                                  158,246,418
                                                              ---------------

   COMMERCIAL SERVICES & SUPPLIES--0.0%
   United Rentals, Inc.
    6.500%, 02/15/12............................      125,000         121,719
                                                              ---------------

   CONSTRUCTION & ENGINEERING--0.1%
   United Technologies Corp.
    8.875%, 11/15/19............................      400,000         534,489
                                                              ---------------

   CONTAINERS & PACKAGING--0.1%
   Ball Corp.
    6.875%, 12/15/12............................      815,000         841,487
   Crown Americas, LLC
    7.750%, 11/15/15............................      200,000         207,000
                                                              ---------------
                                                                    1,048,487
                                                              ---------------

   DIVERSIFIED CONSUMER SERVICES--0.0%
   Service Corp. International
    7.700%, 04/15/09............................      305,000         320,250
                                                              ---------------

   DIVERSIFIED FINANCIAL SERVICES--5.2%
   Allstate Financial Global Funding, LLC (144A)
    5.250%, 02/01/07............................    1,500,000       1,503,458
   BCP Crystal U.S. Holdings Corp.
    9.625%, 06/15/14 (b)........................       35,000          38,938
   Citigroup, Inc.
    3.500%, 02/01/08............................   17,715,000      17,246,598
    4.125%, 02/22/10............................    2,500,000       2,428,762
    5.500%, 08/09/06............................    6,065,000       6,091,698
    5.850%, 12/11/34............................      525,000         546,757
   Devon Financing Corp.
    7.875%, 09/30/31............................      745,000         946,671
   General Electric Capital Corp.
    4.125%, 09/01/09............................    1,350,000       1,314,191
    5.000%, 11/15/11............................   18,925,000      18,943,622
   Household Finance Corp.
    6.400%, 06/17/08............................    3,010,000       3,105,239
   Sprint Capital Corp.
    6.875%, 11/15/28............................      460,000         502,637
    8.750%, 03/15/32............................      470,000         623,728
   Verizon Global Funding Corp.
    7.750%, 12/01/30............................    1,335,000       1,586,857
   Wind Acquisition Finance, Inc.
    10.750%, 12/01/15...........................      475,000         490,438
                                                              ---------------
                                                                   55,369,594
                                                              ---------------

   DIVERSIFIED TELECOMMUNICATION SERVICES--0.9%
   AT&T Broadband Corp.
    8.375%, 03/15/13............................    1,330,000       1,539,444
   BellSouth Corp. (144A)
    4.258%, 04/26/21 (a)........................    2,630,000       2,626,849

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-322

METROPOLITAN SERIES FUND, INC.

 BLACKROCK BOND INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

FIXED INCOME--(CONTINUED)


                                                  FACE
          SECURITY DESCRIPTION                   AMOUNT           VALUE*
          -------------------------------------------------------------------

          DIVERSIFIED TELECOMMUNICATION SERVICES--(CONTINUED)
          Cincinnati Bell, Inc.
           7.250%, 07/15/13.................. $     80,000    $        83,200
          GTE Corp.
           6.940%, 04/15/28..................      225,000            240,794
          Qwest Corp. (144A)
           7.741%, 06/15/13 (a)..............      415,000            447,681
          SBC Communications, Inc.
           6.450%, 06/15/34 (b)..............      250,000            260,144
          SBC Communications, Inc. (144A)
           4.389%, 06/05/21 (a)..............    3,900,000          3,891,576
                                                              ---------------
                                                                    9,089,688
                                                              ---------------

          ELECTRIC UTILITIES--0.9%
          AES Ironwood, LLC
           8.857%, 11/30/25..................      186,959            206,590
          Centerpoint Energy, Inc.
           7.250%, 09/01/10..................    1,555,000          1,668,112
          Dominion Resources, Inc.
           7.195%, 09/15/14..................      875,000            972,096
           8.125%, 06/15/10..................    1,900,000          2,111,808
          Elwood Energy, LLC
           8.159%, 07/05/26..................      455,191            489,832
          First Energy Corp.
           7.375%, 11/15/31..................      150,000            176,996
          Florida Power & Light Co.
           5.625%, 04/01/34..................      475,000            478,921
          Indiana Michigan Power Co.
           6.125%, 12/15/06..................    2,075,000          2,095,055
          NorthWestern Corp.
           5.875%, 11/01/14..................      190,000            190,357
          Peco Energy Co.
           4.750%, 10/01/12..................      947,000            930,024
          Reliant Energy, Inc.
           6.750%, 12/15/14..................      440,000            383,900
                                                              ---------------
                                                                    9,703,691
                                                              ---------------

          ELECTRONIC EQUIPMENT & INSTRUMENTS--0.1%
          Loral Corp.
           7.000%, 09/15/23..................    1,175,000          1,359,513
                                                              ---------------

          FEDERAL AGENCIES--44.0%
          Federal Home Loan Bank
           4.500%, 05/01/18..................    9,189,398          8,966,125
           4.500%, 03/01/19..................      140,283            136,717
           4.500%, 05/01/19..................    2,480,968          2,417,475
           4.500%, 07/01/19..................    1,846,957          1,800,012
           4.500%, 12/01/19..................    2,545,514          2,480,813
           5.000%, 06/01/20..................    1,359,625          1,346,204
           5.000%, 07/01/20..................    2,176,790          2,155,303
           5.000%, 08/01/20..................    1,442,183          1,427,947
           5.000%, 09/01/20..................      100,000             99,013
           5.000%, 10/01/20..................    4,775,106          4,727,968
           5.000%, 11/01/20..................    5,740,171          5,683,509
           5.000%, 12/01/20..................   16,557,521         16,394,076
           5.000%, 01/01/21..................      400,000            396,051
           5.500%, 07/01/33..................    6,271,628          6,230,786

                                                 FACE
       SECURITY DESCRIPTION                     AMOUNT        VALUE*
       ------------------------------------------------------------------

       FEDERAL AGENCIES--(CONTINUED)
       Federal Home Loan Mortgage Corp.
        3.150%, 06/04/08.................... $ 10,775,000 $    10,384,525
        4.500%, 08/01/20....................    5,405,108       5,267,723
        4.768%, 03/01/35 (a)................   15,250,859      15,093,258
        4.769%, 02/15/35 (a)................    5,991,247       5,945,508
        5.000%, 03/15/18....................    4,200,000       4,141,365
        5.000%, 04/01/20....................      643,736         637,381
        5.000%, 05/01/20....................    1,226,760       1,214,650
        5.000%, 07/01/20....................    4,669,823       4,623,725
        5.000%, 09/01/20 (a)................   29,371,726      29,081,789
        5.000%, 09/01/35....................    2,868,131       2,776,709
        5.000%, TBA.........................   23,300,000      22,550,020
        5.500%, 03/15/34....................    8,577,096       8,641,666
        5.500%, 05/15/34....................    7,418,030       7,472,598
        5.500%, TBA.........................    4,300,000       4,259,687
        9.000%, 12/01/09....................       42,817          44,512
       Federal National Mortgage Association
        2.750%, 07/23/07....................    9,575,000       9,289,866
        3.000%, 03/02/07....................    4,235,000       4,150,563
        4.000%, 10/16/06....................   18,275,000      18,171,381
        4.000%, 01/26/09....................   14,975,000      14,660,196
        4.500%, 10/01/18....................    2,131,752       2,079,134
        4.500%, 03/01/20....................    2,221,659       2,166,821
        4.500%, 02/01/35....................    1,358,466       1,279,363
        4.500%, 03/01/35....................      859,070         809,047
        4.500%, 08/01/35....................    1,111,712       1,046,978
        4.500%, 09/01/35....................    1,180,542       1,111,800
        4.500%, TBA.........................   41,700,000      40,303,761
        5.000%, 01/01/18....................    1,702,532       1,687,033
        5.000%, 06/01/18....................    2,731,238       2,705,943
        5.000%, 06/01/23....................    2,999,771       2,935,962
        5.000%, 11/01/33....................   12,616,921      12,268,961
        5.000%, 04/25/35....................    3,400,000       3,382,465
        5.000%, 07/01/35....................    7,144,803       6,923,016
        5.000%, 08/01/35....................       83,490          80,898
        5.000%, 11/01/35....................    1,297,262       1,256,993
        5.000%, 12/01/35....................    4,500,000       4,359,084
        5.000%, TBA.........................   24,800,000      24,528,738
        5.500%, 08/01/19....................       22,865          23,015
        5.500%, 01/01/24....................    1,746,984       1,747,330
        5.500%, 05/25/27....................    3,265,055       3,287,019
        5.500%, 04/25/30....................    5,973,385       6,018,967
        5.500%, 04/01/33....................    3,839,836       3,811,677
        5.500%, 11/01/33....................    3,786,006       3,758,241
        5.500%, 02/01/34....................   12,417,195      12,326,134
        5.500%, 04/01/34....................    1,154,285       1,145,820
        5.500%, 05/25/34....................    5,284,142       5,311,923
        5.500%, 11/01/34....................    5,839,411       5,787,823
        5.500%, 02/01/35....................   19,595,706      19,457,728
        5.500%, 07/25/35....................    4,437,822       4,473,769
        5.500%, TBA.........................   27,900,000      28,065,670
        6.000%, 07/01/16....................      776,217         793,707
        6.000%, 02/01/34....................    4,370,967       4,416,603
        6.500%, 07/01/14....................      317,685         326,823
        6.500%, 04/01/17....................    4,454,199       4,576,383
        6.500%, 11/01/27....................      309,047         318,456

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-323

METROPOLITAN SERIES FUND, INC.

 BLACKROCK BOND INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

FIXED INCOME--(CONTINUED)


                                             FACE
          SECURITY DESCRIPTION              AMOUNT        VALUE*
          -----------------------------------------------------------

          FEDERAL AGENCIES--(CONTINUED)
           6.500%, 12/01/29 (a)......... $  1,860,297 $     1,916,872
           7.750%, 03/01/08.............       20,181          20,407
           7.750%, 04/01/08.............        2,145           2,169
           8.250%, 07/01/08.............       47,455          48,078
           8.500%, 02/01/09.............       59,522          61,552
           8.500%, 09/01/09.............        9,997          10,315
           9.000%, 04/01/16.............       10,836          11,441
          Government National Mortgage Association
           5.000%, 10/20/33.............   11,063,857      10,889,434
           5.500%, 04/15/33.............      597,790         602,488
           6.000%, 09/20/33.............    1,895,031       1,938,428
           6.000%, 10/20/33.............    3,058,802       3,139,370
           6.000%, 11/20/33.............    4,256,903       4,354,388
           6.000%, 02/20/34.............    3,097,184       3,165,035
           6.500%, 07/15/28.............      166,613         174,457
           6.500%, 05/15/29.............      341,795         357,850
           6.500%, 12/15/29.............        6,711           7,026
           6.500%, 07/15/32.............      123,617         129,169
           6.500%, 02/15/33.............      733,298         766,084
           6.500%, 04/15/33.............      874,813         913,926
           6.500%, 09/15/34.............       66,856          69,791
           6.500%, 07/15/35.............      927,805         968,513
           7.500%, 05/15/07.............        2,691           2,740
           7.500%, 12/15/14.............      514,870         542,896
           8.000%, 11/15/29.............       48,775          52,231
           8.500%, 01/15/17.............       18,858          20,386
           8.500%, 02/15/17.............       13,295          14,372
           8.500%, 03/15/17.............       26,068          28,179
           8.500%, 05/15/17.............       23,105          24,977
           8.500%, 10/15/21.............        2,491           2,710
           8.500%, 11/15/21.............        4,583           4,986
           8.500%, 05/15/22.............        5,415           5,898
           9.000%, 10/15/16.............        9,937          10,757
                                                      ---------------
                                                          467,499,131
                                                      ---------------

          FOOD & STAPLES RETAILING--0.1%
          Delhaize America, Inc.
           9.000%, 04/15/31.............      660,000         775,908
                                                      ---------------

          FOOD PRODUCTS--0.1%
          Smithfield Foods, Inc.
           7.000%, 08/01/11.............      750,000         765,000
                                                      ---------------

          FOREIGN GOVERNMENT--1.5%
          Federal Republic of Germany
           4.000%, 01/04/37 (EUR).......    3,050,000       3,903,644
           4.750%, 07/04/34 (EUR).......    3,575,000       5,099,870
          State of Israel
           5.500%, 12/04/23 (USD).......    4,725,000       5,092,005
          United Mexican States
           6.750%, 09/27/34 (b) (USD)...      600,000         656,250
           8.300%, 08/15/31 (b) (USD)...      975,000       1,252,875
                                                      ---------------
                                                           16,004,644
                                                      ---------------

                                               FACE
        SECURITY DESCRIPTION                  AMOUNT        VALUE*
        ---------------------------------------------------------------

        GAS UTILITIES--0.0%
        Targa Resources, Inc. (144A)
         8.500%, 11/01/13................. $     35,000 $        35,875
                                                        ---------------

        HEALTH CARE PROVIDERS & SERVICES--0.2%
        Bio-Rad Laboratories, Inc.
         7.500%, 08/15/13.................      585,000         620,100
        Omnicare, Inc.
         6.875%, 12/15/15 (b).............      250,000         253,750
        Wellpoint, Inc.
         5.950%, 12/15/34.................    1,010,000       1,041,179
                                                        ---------------
                                                              1,915,029
                                                        ---------------

        HOTELS, RESTAURANTS & LEISURE--0.1%
        Mashantucket Western Pequot (144A)
         5.912%, 09/01/21.................      220,000         219,817
        Mohegan Tribal Gaming Authority
         6.125%, 02/15/13 (b).............      195,000         191,587
        Wynn Las Vegas, LLC
         6.625%, 12/01/14 (b).............      105,000         102,113
                                                        ---------------
                                                                513,517
                                                        ---------------

        HOUSEHOLD DURABLES--0.3%
        Beazer Homes USA, Inc.
         8.375%, 04/15/12.................      235,000         244,400
        D.R. Horton, Inc.
         8.500%, 04/15/12.................      750,000         801,306
        Hovnanian Enterprises, Inc.
         6.250%, 01/15/16 (b).............    2,055,000       1,906,683
        Lennar Corp.
         5.600%, 05/31/15.................      210,000         202,760
        Pulte Homes, Inc.
         6.000%, 02/15/35.................      245,000         217,457
                                                        ---------------
                                                              3,372,606
                                                        ---------------

        INDEPENDENT POWER PRODUCERS & ENERGY TRADERS--0.3%
        Mirant North America, LLC (144A)
         7.375%, 12/31/13 (b).............      295,000         298,319
        TXU Corp.
         4.800%, 11/15/09.................    3,400,000       3,270,365
                                                        ---------------
                                                              3,568,684
                                                        ---------------

        INDUSTRIAL CONGLOMERATES--0.3%
        Tyco International Group, Ltd.
         6.000%, 11/15/13.................    1,460,000       1,491,370
         6.375%, 10/15/11.................      925,000         960,700
         7.000%, 06/15/28.................      870,000         957,067
                                                        ---------------
                                                              3,409,137
                                                        ---------------

        INSURANCE--0.4%
        Berkshire Hathaway Financial Corp.
         4.125%, 01/15/10.................    3,170,000       3,080,400

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-324

METROPOLITAN SERIES FUND, INC.

 BLACKROCK BOND INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

FIXED INCOME--(CONTINUED)


                                                  FACE
           SECURITY DESCRIPTION                  AMOUNT     VALUE*
           ----------------------------------------------------------

           INSURANCE--(CONTINUED)
           Liberty Mutual Group, Inc. (144A)
            6.500%, 03/15/35.................. $  750,000 $   731,723
           Prudential Financial, Inc.
            5.400%, 06/13/35..................    775,000     741,977
                                                          -----------
                                                            4,554,100
                                                          -----------

           LEISURE EQUIPMENT & PRODUCTS--0.1%
           K2, Inc.
            7.375%, 07/01/14 (b)..............    410,000     407,950
           Movie Gallery, Inc.
            11.000%, 05/01/12 (b).............    225,000     175,500
                                                          -----------
                                                              583,450
                                                          -----------

           MEDIA--1.3%
           Comcast Corp.
            6.500%, 11/15/35..................  1,525,000   1,554,062
            7.050%, 03/15/33 (b)..............  3,425,000   3,697,579
           DIRECTV Holdings, LLC
            6.375%, 06/15/15..................    255,000     249,262
           EchoStar DBS Corp.
            5.750%, 10/01/08..................  1,375,000   1,347,500
           News America Holdings, Inc.
            6.200%, 12/15/34..................  2,500,000   2,483,250
           News Corp.
            6.400%, 12/15/35..................    775,000     781,151
           Time Warner Entertainment Co., L.P.
            8.375%, 03/15/23..................    590,000     682,225
           Time Warner, Inc.
            6.950%, 01/15/28..................    565,000     585,371
            7.700%, 05/01/32..................  1,810,000   2,035,633
                                                          -----------
                                                           13,416,033
                                                          -----------

           MULTILINE RETAIL--0.1%
           Federated Department Stores, Inc.
            6.790%, 07/15/27..................    270,000     283,831
           The May Deptartment Stores Co.
            6.650%, 07/15/24..................    220,000     231,308
            6.700%, 07/15/34..................    165,000     175,740
            7.875%, 03/01/30..................    235,000     280,257
                                                          -----------
                                                              971,136
                                                          -----------

           OFFICE ELECTRONICS--0.1%
           Sungard Data Systems, Inc. (144A)
            9.125%, 08/15/13..................     65,000      67,275
           Xerox Corp.
            6.875%, 08/15/11..................  1,450,000   1,500,750
                                                          -----------
                                                            1,568,025
                                                          -----------

           OIL, GAS & CONSUMABLE FUELS--0.7%
           Amerada Hess Corp.
            7.125%, 03/15/33..................    675,000     766,203
           Chesapeake Energy Corp.
            6.250%, 01/15/18..................    450,000     441,000
            7.500%, 06/15/14..................    210,000     222,600

                                                   FACE
           SECURITY DESCRIPTION                   AMOUNT    VALUE*
           ---------------------------------------------------------

           OIL, GAS & CONSUMABLE FUELS--(CONTINUED)
           Chesapeake Energy Corp. (144A)
            6.875%, 11/15/20....................   150,000   151,875
           Colorado Interstate Gas Co.
            6.800%, 11/15/15....................   145,000   148,157
           Dynegy Holdings, Inc. (144A)
            10.125%, 07/15/13...................   605,000   683,650
           Enterprise Products Partners, L.P.
            4.950%, 06/01/10....................    25,000    24,515
            5.600%, 10/15/14....................   950,000   949,258
           KCS Energy, Inc.
            7.125%, 04/01/12....................   110,000   109,725
           Massey Energy Co. (144A)
            6.875%, 12/15/13.................... 1,310,000 1,321,463
           Newfield Exploration Co.
            6.625%, 09/01/14.................... 1,145,000 1,165,038
           Northwest Pipeline Corp.
            8.125%, 03/01/10....................   515,000   545,900
           Petro CDA
            5.950%, 05/15/35....................   765,000   776,037
           Tenaska Alabama Partners, L.P. (144A)
            7.000%, 06/30/21....................   174,412   175,465
           Transcontinental Gas Pipe Line
            8.875%, 07/15/12....................   155,000   177,475
                                                           ---------
                                                           7,658,361
                                                           ---------

           PHARMACEUTICALS--0.1%
           Wyeth
            6.000%, 02/15/36.................... 1,400,000 1,441,700
                                                           ---------

           REAL ESTATE--0.6%
           American Real Estate Partners
            8.125%, 06/01/12....................   225,000   233,438
           American Real Estate Partners (144A)
            7.125%, 02/15/13....................   125,000   125,000
           Belvoir Land, LLC (144A)
            5.270%, 12/15/47....................   900,000   873,909
           EOP Operating, L.P.
            6.584%, 04/13/15 (a)................ 1,410,000 1,531,873
            7.250%, 06/15/28....................   670,000   740,721
           Rouse Co. (REIT)
            5.375%, 11/26/13.................... 2,505,000 2,377,794
                                                           ---------
                                                           5,882,735
                                                           ---------

           ROAD & RAIL--0.0%
           Hertz Corp. (144A)
            8.875%, 01/01/14....................   500,000   509,375
                                                           ---------

           SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--0.0%
           Magnachip Semiconductor S.A.
            7.741%, 12/15/11 (a)................   220,000   223,300
                                                           ---------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-325

METROPOLITAN SERIES FUND, INC.

 BLACKROCK BOND INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

FIXED INCOME--(CONTINUED)


                                                 FACE
       SECURITY DESCRIPTION                     AMOUNT        VALUE*
       -----------------------------------------------------------------

       U.S. TREASURY--14.2%
       United States Treasury Bonds
        5.375%, 02/15/31 (b)................. $ 2,745,000 $    3,083,406
        8.500%, 02/15/20 (b).................   4,420,000      6,200,429
        8.875%, 02/15/19 (b).................  14,875,000     21,152,711
       United States Treasury Bonds Strips
        Zero Coupon, 08/15/25 (b)............   9,075,000      3,668,669
       United States Treasury Notes
        0.875%, 04/15/10 (b).................  16,438,014     15,627,028
        3.625%, 06/30/07 (b).................   4,690,000      4,636,506
        4.000%, 08/31/07 (b).................     270,000        268,207
        4.000%, 09/30/07 (b).................  21,625,000     21,474,641
        4.125%, 08/15/08 (b).................     615,000        611,613
        4.250%, 10/31/07 (b).................   5,390,000      5,374,207
        4.250%, 11/30/07 (b).................  32,675,000     32,579,262
        4.375%, 11/15/08 (b).................  21,540,000     21,543,360
        4.500%, 11/15/15 (b).................  14,340,000     14,457,631
                                                          --------------
                                                             150,677,670
                                                          --------------

       YANKEE--2.2%
       America Movil S.A. de C.V.
        6.375%, 03/01/35.....................     325,000        320,548
       Barclays Bank, Plc. (144A)
        6.860%, 09/29/49 (a).................     375,000        417,670
       BSkyB Finance Plc.
        6.500%, 10/15/35.....................     560,000        558,027
       DEPFA ACS Bank (144A)
        4.250%, 08/16/10.....................   5,700,000      5,599,543
       Deutsche Bank AG
        3.843%, 03/15/07 (a).................   2,225,000      2,208,312
       Deutsche Telekom International Finance
        8.250%, 06/15/30 (a).................     435,000        553,263
       EnCana Corp.
        6.500%, 08/15/34.....................     425,000        474,876
       France Telecom S.A.
        8.500%, 03/01/31 (a).................     160,000        213,482
       HBOS, Plc. (144A)
        3.500%, 11/30/07.....................   1,850,000      1,805,389
       Ispat Inland ULC
        9.750%, 04/01/14 (b).................     235,000        266,138
       Landeskreditbank Baden
        4.250%, 09/15/10.....................   4,125,000      4,051,286
       Norske Skof Canada, Ltd.
        8.625%, 06/15/11.....................     210,000        200,550
       Rogers Wireless Communications, Inc.
        6.375%, 03/01/14.....................     775,000        776,937
        7.500%, 03/15/15 (b).................     560,000        604,800
       Sumitomo Mitsui Bank Corp. (144A)
        5.625%, 12/31/49 (a).................   1,400,000      1,394,758
       Teck Cominco, Ltd.
        6.125%, 10/01/35.....................     725,000        716,989
       Vodafone Airtouch, Plc.
        7.750%, 02/15/10.....................   2,330,000      2,551,970
       Vodafone Group, Plc.
        5.000%, 09/15/15.....................     650,000        633,105
                                                          --------------
                                                              23,347,643
                                                          --------------
       Total Fixed Income
        (Identified Cost $1,134,374,277).....              1,127,161,831
                                                          --------------

        SHORT TERM INVESTMENTS--4.0%

                                                 FACE
        SECURITY DESCRIPTION                    AMOUNT       VALUE*
        ----------------------------------------------------------------

        DISCOUNT NOTES--4.0%
        Federal National Mortgage Association
         3.500%, 01/03/06.................... 42,600,000 $   42,591,717
         7.750%, 09/01/06....................         45             45
                                                         --------------
        Total Short Term Investments
         (Amortized Cost $42,591,759)........                42,591,762
                                                         --------------
        Total Investments--110.1%
         (Identified Cost $1,176,966,036) (c)             1,169,753,593
        Liabilities in excess of other assets              (107,095,412)
                                                         --------------
        TOTAL NET ASSETS--100%...............            $1,062,658,181
                                                         ==============

(a)  VARIABLE OR FLOATING RATE SECURITY. RATE DISCLOSED IS AS OF DECEMBER 31,
     2005.
(b) A PORTION OR ALL OF THE SECURITY WAS HELD ON LOAN. AS OF DECEMBER 31, 2005, THE MARKET VALUE OF SECURITIES LOANED WAS $152,746,261 AND THE COLLATERAL RECEIVED CONSISTED OF CASH IN THE AMOUNT OF $153,629,900 AND SECURITIES WITH A MARKET VALUE OF $ 2,252,288.
(c) THE AGGREGATE COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES AS OF DECEMBER 31, 2005 WAS $1,178,886,656 AND THE COMPOSITION OF UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENT SECURITIES WAS $4,771,317 AND $(13,904,380), RESPECTIVELY.
(144A)--SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AS OF DECEMBER 31, 2005, THE MARKET VALUE OF 144A SECURITIES WAS $37,033,160, WHICH IS 3.5% OF TOTAL NET ASSETS.
(REIT)--A REAL ESTATE INVESTMENT TRUST IS A POOLED INVESTMENT VEHICLE THAT INVESTS PRIMARILY IN INCOME-PRODUCING REAL ESTATE OR REAL ESTATE RELATED LOANS OR INTEREST.
(TBA)--A CONTRACT FOR THE PURCHASE OR SALE OF A MORTGAGE BACKED SECURITY TO BE DELIVERED AT A FUTURE DATE BUT DOES NOT INCLUDE A SPECIFIED POOL OR PRECISE AMOUNT TO BE DELIVERED.
(EUR)--EURO

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-326

METROPOLITAN SERIES FUND, INC.

 BLACKROCK BOND INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

FORWARD CONTRACTS

                                                             LOCAL      AGGREGATE                        NET
                                                           CURRENCY       FACE      VALUATION AS OF   UNREALIZED
FORWARD CURRENCY CONTRACTS                  DELIVERY DATE   AMOUNT        VALUE       12/31/2005     APPRECIATION
--------------------------                 --------------- ---------  ------------  --------------- --------------
Euro (sold)...............................    1/20/2006    7,784,783  $  9,460,808   $  9,228,869    $    231,939
                                                                                                     ============

FUTURES CONTRACTS

                                                                                                      UNREALIZED
                                                           NUMBER OF    CONTRACT    VALUATION AS OF APPRECIATION/
FUTURES CONTRACTS LONG                     EXPIRATION DATE CONTRACTS     AMOUNT       12/31/2005    (DEPRECIATION)
----------------------                     --------------- ---------  ------------  --------------- --------------
Eurodollar Futures........................    3/19/2007        74     $ 17,609,872   $ 17,621,250    $     11,378
Eurodollar Futures........................    6/18/2007        74       17,609,811     17,624,025          14,214
Eurodollar Futures........................    9/17/2007        74       17,608,240     17,624,025          15,785
Interest Rate Swap 10 Year Futures........    3/17/2006       355       37,927,539     38,395,469         467,930
U.S. Treasury Bonds Futures...............    3/22/2006       612       68,597,343     69,882,750       1,285,407
U.S. Treasury Notes Futures...............    3/31/2006       180       36,882,363     36,933,750          51,387

FUTURES CONTRACTS SHORT
-----------------------
Federal Republic of Germany 5 Year Futures     3/8/2006      (244)     (32,629,056)   (32,624,755)          4,301
U.S. Treasury Notes 5 Year Futures........    3/22/2006      (851)     (90,158,000)   (90,498,531)       (340,531)
U.S. Treasury Notes 10 Year Futures.......    3/22/2006      (195)     (21,183,299)   (21,334,219)       (150,920)
                                                                                                     ------------
Net Unrealized Appreciation........................................................................  $  1,358,951
                                                                                                     ============

OPTIONS WRITTEN

                                                           NUMBER OF    CONTRACT    VALUATION AS OF   UNREALIZED
OPTIONS WRITTEN-CALLS                      EXPIRATION DATE CONTRACTS     AMOUNT       12/31/2005     APPRECIATION
---------------------                      --------------- ---------  ------------  --------------- --------------
U.S. Treasury Notes 10 Year Futures 113...    2/28/2006       (94)    $    (51,195)  $    (23,500)   $     27,695

OPTIONS WRITTEN-PUTS
--------------------
U.S. Treasury Notes 10 Year Futures 107...    2/28/2006       (94)         (50,628)       (14,688)         35,940
                                                                                                     ------------
Net Unrealized Appreciation........................................................................  $     63,635
                                                                                                     ============

TBA SALES COMMITMENTS

FEDERAL AGENCIES                                                                      FACE AMOUNT       VALUE*
----------------                                                                    --------------- --------------
Federal Home Loan Mortgage Corp.
 4.500%, (15 Year TBA).............................................................  $ (7,100,000)   $ (6,906,965)
  5.000%, (15 Year TBA)..........................................................     (18,600,000)    (18,408,197)
Federal National Mortgage Association
 5.000%, (30 Year TBA).............................................................   (17,000,000)    (16,468,750)
  5.500%, (30 Year TBA)..........................................................     (32,500,000)    (32,175,000)
  6.000%, (30 Year TBA)..........................................................      (4,100,000)     (4,137,154)
  6.500%, (30 Year TBA)..........................................................      (2,000,000)     (2,051,250)
                                                                                                     ------------
Total TBA Sales Commitments (Proceeds $(79,629,022))...............................................  $(80,147,316)
                                                                                                     ============

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-327

METROPOLITAN SERIES FUND, INC.

 BLACKROCK BOND INCOME PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2005

     ASSETS
       Investments at value..................              $1,169,753,593
       Cash..................................                      69,099
       Foreign cash at value.................                  10,732,594
       Collateral for securities loaned......                 155,882,188
       Receivable for:
        Securities sold......................                 168,692,626
        Fund shares sold.....................                   1,888,136
        Open forward currency contracts--
         net.................................                     231,939
        Accrued interest.....................                   7,765,073
                                                           --------------
         Total Assets........................               1,515,015,248
     LIABILITIES
       TBA sales commitments at value........ $ 80,147,316
       Payable for:
        Fund shares redeemed.................    1,399,892
        Securities purchased.................  213,869,305
        Futures variation margin.............      186,367
        Return of collateral for securities
         loaned..............................  155,882,188
        Options written, at fair value.......       38,188
        Interest.............................      202,814
       Accrued expenses:
        Management fees......................      355,181
        Service and distribution fees........       56,998
        Deferred directors' fees.............       68,488
        Other expenses.......................      150,330
                                              ------------
         Total Liabilities...................                 452,357,067
                                                           --------------
     NET ASSETS..............................              $1,062,658,181
                                                           ==============
       Net assets consists of:
        Capital paid in......................              $1,029,528,527
        Undistributed net investment
         income..............................                  43,640,770
        Accumulated net realized losses......                  (4,037,954)
        Unrealized depreciation on
         investments, futures contracts,
         options and foreign currency........                  (6,473,162)
                                                           --------------
     NET ASSETS..............................              $1,062,658,181
                                                           ==============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per
      share ($763,205,281 divided by
      6,907,855 shares outstanding)..........              $       110.48
                                                           ==============
     CLASS B
     Net asset value and redemption price per
      share ($235,056,742 divided by
      2,152,561 shares outstanding)..........              $       109.20
                                                           ==============
     CLASS E
     Net asset value and redemption price per
      share ($64,396,158 divided by
      586,869 shares outstanding)............              $       109.73
                                                           ==============
     Identified cost of investments..........              $1,176,966,036
                                                           ==============
     Identified cost of foreign cash.........              $   11,109,975
                                                           ==============
     Proceeds of TBA sales commitments.......              $  (79,629,022)
                                                           ==============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31, 2005

    INVESTMENT INCOME
      Interest................................               $ 46,187,900(a)
                                                             ------------
                                                               46,187,900
    EXPENSES
      Management fees......................... $  4,147,455
      Service and distribution fees--Class B..      476,629
      Service and distribution fees--Class E..       96,934
      Directors' fees and expenses............       24,335
      Custodian...............................      301,123
      Audit and tax services..................       21,768
      Legal...................................       51,990
      Printing................................      268,778
      Insurance...............................       20,510
      Miscellaneous...........................       36,866
                                               ------------
      Total expenses..........................    5,446,388
      Management fee waivers..................       (9,987)    5,436,401
                                               ------------  ------------
    NET INVESTMENT INCOME.....................                 40,751,499
                                                             ------------
    REALIZED AND UNREALIZED GAIN (LOSS)
    Realized gain (loss) on:
      Investments--net........................    3,087,075
      Futures contracts--net..................   (1,475,038)
      Foreign currency transactions--net......      289,989
      Options--net............................      386,097     2,288,123
                                               ------------
    Unrealized appreciation (depreciation) on:
      Investments--net........................  (20,722,839)
      Futures contracts--net..................    1,541,124
      Foreign currency transactions--net......      223,795
      Options--net............................       63,635   (18,894,285)
                                               ------------  ------------
    Net loss..................................                (16,606,162)
                                                             ------------
    NET INCREASE IN NET ASSETS
     FROM OPERATIONS..........................               $ 24,145,337
                                                             ============

(a)INCLUDES INCOME ON SECURITIES LOANED OF $162,166.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-328

METROPOLITAN SERIES FUND, INC.

 BLACKROCK BOND INCOME PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                            YEAR ENDED      YEAR ENDED
                                                           DECEMBER 31,    DECEMBER 31,
                                                               2005            2004
                                                          --------------  --------------
FROM OPERATIONS
  Net investment income.................................. $   40,751,499  $   35,668,981
  Net realized gain......................................      2,288,123      16,880,606
  Unrealized depreciation................................    (18,894,285)     (9,471,324)
                                                          --------------  --------------
  INCREASE IN NET ASSETS FROM OPERATIONS.................     24,145,337      43,078,263
                                                          --------------  --------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A..............................................    (31,613,861)    (34,576,323)
    Class B..............................................     (6,590,078)     (3,976,521)
    Class E..............................................     (2,475,382)     (2,362,593)
                                                          --------------  --------------
                                                             (40,679,321)    (40,915,437)
                                                          --------------  --------------
   Net realized gain
    Class A..............................................     (9,133,664)    (14,435,269)
    Class B..............................................     (2,022,515)     (1,731,879)
    Class E..............................................       (744,936)     (1,006,674)
                                                          --------------  --------------
                                                             (11,901,115)    (17,173,822)
                                                          --------------  --------------
  TOTAL DISTRIBUTIONS....................................    (52,580,436)    (58,089,259)
                                                          --------------  --------------
  INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.     68,151,248      19,770,599
                                                          --------------  --------------
  TOTAL INCREASE IN NET ASSETS...........................     39,716,149       4,759,603

NET ASSETS
  Beginning of the period................................  1,022,942,032   1,018,182,429
                                                          --------------  --------------
  End of the period...................................... $1,062,658,181  $1,022,942,032
                                                          ==============  ==============
UNDISTRIBUTED NET INVESTMENT INCOME
  End of the period...................................... $   43,640,770  $   40,623,739
                                                          ==============  ==============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                            YEAR ENDED                 YEAR ENDED
                                                        DECEMBER 31, 2005          DECEMBER 31, 2004
                                                    -------------------------  -------------------------
                                                      SHARES          $          SHARES          $
                                                    ----------  -------------  ----------  -------------
CLASS A
  Sales............................................    938,783  $ 103,999,742     792,346  $  88,779,665
  Reinvestments....................................    375,277     40,747,525     448,290     49,011,592
  Redemptions...................................... (1,568,910)  (174,014,700) (1,701,977)  (191,608,040)
                                                    ----------  -------------  ----------  -------------
  Net decrease.....................................   (254,850) $ (29,267,433)   (461,341) $ (53,816,783)
                                                    ==========  =============  ==========  =============
CLASS B
  Sales............................................  1,061,631  $ 116,546,998     610,575  $  68,057,046
  Reinvestments....................................     80,125      8,612,593      52,700      5,708,400
  Redemptions......................................   (261,643)   (28,652,441)   (186,723)   (20,811,316)
                                                    ----------  -------------  ----------  -------------
  Net increase.....................................    880,113  $  96,507,150     476,552  $  52,954,130
                                                    ==========  =============  ==========  =============
CLASS E
  Sales............................................     81,194  $   8,972,668     298,502  $  33,713,876
  Reinvestments....................................     29,834      3,220,318      30,990      3,369,267
  Redemptions......................................   (101,987)   (11,281,455)   (147,691)   (16,449,891)
                                                    ----------  -------------  ----------  -------------
  Net increase.....................................      9,041  $     911,531     181,801  $  20,633,252
                                                    ==========  =============  ==========  =============
  Increase derived from capital share transactions.    634,304  $  68,151,248     197,012  $  19,770,599
                                                    ==========  =============  ==========  =============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-329

METROPOLITAN SERIES FUND, INC.

 BLACKROCK BOND INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                               CLASS A
                                                          ------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                          ------------------------------------------------
                                                            2005      2004      2003      2002      2001
                                                          --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD..................... $ 113.72  $ 115.62  $ 112.74  $ 109.33  $ 109.66
                                                          --------  --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..................................     4.69      4.44      4.55      5.30      5.92
  Net realized and unrealized gain (loss) of investments.    (2.06)     0.41      1.93      3.57      3.20
                                                          --------  --------  --------  --------  --------
  Total from investment operations.......................     2.63      4.85      6.48      8.87      9.12
                                                          --------  --------  --------  --------  --------
LESS DISTRIBUTIONS
  Distributions from net investment income...............    (4.55)    (4.76)    (3.60)    (5.46)    (9.45)
  Distributions from net realized capital gains..........    (1.32)    (1.99)     0.00      0.00      0.00
                                                          --------  --------  --------  --------  --------
  Total distributions....................................    (5.87)    (6.75)    (3.60)    (5.46)    (9.45)
                                                          --------  --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD........................... $ 110.48  $ 113.72  $ 115.62  $ 112.74  $ 109.33
                                                          ========  ========  ========  ========  ========
TOTAL RETURN (%).........................................      2.4       4.4       5.9       8.5       8.8
Ratio of operating expenses to average net assets (%)....     0.47      0.46      0.47      0.51      0.49
Ratio of net investment income to average net assets (%).     3.96      3.57      3.69      4.53      5.99
Portfolio turnover rate (%)..............................      890       458       428       356       271
Net assets, end of period (000).......................... $763,205  $814,560  $881,513  $939,369  $349,417

                                                                                 CLASS B
                                                          --------------------------------------------------
                                                                                                MAY 1, 2001/(A)/
                                                                 YEAR ENDED DECEMBER 31,            THROUGH
                                                          ------------------------------------   DECEMBER 31,
                                                            2005      2004      2003     2002        2001
                                                          --------  --------  -------  -------  ---------------
NET ASSET VALUE, BEGINNING OF PERIOD..................... $ 112.47  $ 114.51  $111.84  $108.70      $103.37
                                                          --------  --------  -------  -------      -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..................................     4.06      3.78     3.57     5.41         0.84
  Net realized and unrealized gain (loss) of investments.    (1.72)     0.73     2.58     3.11         4.49
                                                          --------  --------  -------  -------      -------
  Total from investment operations.......................     2.34      4.51     6.15     8.52         5.33
                                                          --------  --------  -------  -------      -------
LESS DISTRIBUTIONS
  Distributions from net investment income...............    (4.29)    (4.56)   (3.48)   (5.38)        0.00
  Distributions from net realized capital gains..........    (1.32)    (1.99)    0.00     0.00         0.00
                                                          --------  --------  -------  -------      -------
  Total distributions....................................    (5.61)    (6.55)   (3.48)   (5.38)        0.00
                                                          --------  --------  -------  -------      -------
NET ASSET VALUE, END OF PERIOD........................... $ 109.20  $ 112.47  $114.51  $111.84      $108.70
                                                          ========  ========  =======  =======      =======
TOTAL RETURN (%).........................................      2.2       4.2      5.6      8.2          5.2(b)
Ratio of operating expenses to average net assets (%)....     0.72      0.71     0.72     0.76         0.74(c)
Ratio of net investment income to average net assets (%).     3.73      3.35     3.40     4.28         5.07(c)
Portfolio turnover rate (%)..............................      890       458      428      356          271
Net assets, end of period (000).......................... $235,057  $143,107  $91,135  $47,690      $ 7,931

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-330

METROPOLITAN SERIES FUND, INC.

 BLACKROCK BOND INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                             CLASS E
                                                          ------------------------------------------
                                                                                     APRIL 23, 2002/(A)/
                                                           YEAR ENDED DECEMBER 31,        THROUGH
                                                          -------------------------     DECEMBER 31,
                                                            2005     2004     2003          2002
                                                          -------  -------  -------  ------------------
NET ASSET VALUE, BEGINNING OF PERIOD..................... $112.97  $114.98  $112.26       $105.14
                                                          -------  -------  -------       -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..................................    4.34     3.52     3.19          1.70
  Net realized and unrealized gain (loss) of investments.   (1.89)    1.12     3.09          5.42
                                                          -------  -------  -------       -------
  Total from investment operations.......................    2.45     4.64     6.28          7.12
                                                          -------  -------  -------       -------
LESS DISTRIBUTIONS
  Distributions from net investment income...............   (4.37)   (4.66)   (3.56)         0.00
  Distributions from net realized capital gains..........   (1.32)   (1.99)    0.00          0.00
                                                          -------  -------  -------       -------
  Total distributions....................................   (5.69)   (6.65)   (3.56)         0.00
                                                          -------  -------  -------       -------
NET ASSET VALUE, END OF PERIOD........................... $109.73  $112.97  $114.98       $112.26
                                                          =======  =======  =======       =======
TOTAL RETURN (%).........................................     2.3      4.3      5.7           6.8(b)
Ratio of operating expenses to average net assets (%)....    0.62     0.61     0.62          0.66(c)
Ratio of net investment income to average net assets (%).    3.81     3.44     3.48          4.25(c)
Portfolio turnover rate (%)..............................     890      458      428           356
Net assets, end of period (000).......................... $64,396  $65,275  $45,534       $18,318

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-331

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

FIXED INCOME--98.7% OF TOTAL NET ASSETS


                                                  FACE
   SECURITY DESCRIPTION                          AMOUNT          VALUE*
   -------------------------------------------------------------------------

   AEROSPACE & DEFENSE--0.3%
   Lockheed Martin Corp.
    7.375%, 04/15/13........................ $       900,000 $     1,021,408
    8.200%, 12/01/09 (a)....................         700,000         774,773
   Raytheon Co.
    6.750%, 08/15/07........................         233,000         239,434
   The Boeing Co.
    7.250%, 06/15/25........................         460,000         562,158
   United Technologies Corp.
    7.500%, 09/15/29........................         200,000         252,840
                                                             ---------------
                                                                   2,850,613
                                                             ---------------

   AIR FREIGHT & LOGISTICS--0.0%
   FedEx Corp.
    6.875%, 02/15/06........................         100,000         100,228
                                                             ---------------

   AIRLINES--0.1%
   Southwest Airlines Co.
    6.500%, 03/01/12........................         750,000         792,343
                                                             ---------------

   ASSET BACKED--1.5%
   BMW Vehicle Owner Trust
    3.320%, 02/25/09........................       1,500,000       1,469,267
    4.280%, 02/25/10........................       2,700,000       2,668,464
   California Infrastructure-Pacific
    Gas & Electric Co.
    6.480%, 12/26/09........................         190,000         194,294
   Capital One Master Trust
    4.900%, 03/15/10........................       3,000,000       3,003,753
   CenterPoint Energy Transition
    Bond Co., LLC
    5.160%, 09/15/11........................         500,000         503,179
   Centex Home Equity Loan Trust
    3.750%, 12/25/31........................         263,939         259,043
   Chase Funding Mortgage Loan
    3.303%, 11/25/29........................         500,000         489,280
    4.585%, 05/25/15........................       2,000,000       1,947,926
    6.550%, 03/25/13........................         213,060         214,104
   Chase Manhattan Auto Owner Trust
    1.520%, 05/15/07 (b)....................          41,521          41,439
   Chemical Credit Card Master Trust I
    5.980%, 09/15/08........................         125,000         125,067
   Citibank Credit Card Master Trust I
    6.100%, 05/15/08........................         600,000         602,891
   Detroit Edison Co.
    6.190%, 03/01/13........................         435,000         455,362
   MBNA Credit Card Master Trust
    4.200%, 09/15/10........................       2,300,000       2,271,365
   Pemex Project Funding Master Trust (144A)
    9.750%, 03/30/18 (b)....................       1,000,000       1,271,000
   Standard Credit Card Master Trust I
    7.250%, 04/07/08........................         200,000         201,318
                                                             ---------------
                                                                  15,717,752
                                                             ---------------

                                               FACE
       SECURITY DESCRIPTION                   AMOUNT          VALUE*
       ------------------------------------------------------------------

       AUTOMOBILES--0.4%
       DaimlerChrysler North America
        Holdings Corp.
        6.400%, 05/15/06................. $       600,000 $       602,976
        7.750%, 01/18/11.................       2,600,000       2,844,730
        8.000%, 06/15/10 (a).............         350,000         382,973
                                                          ---------------
                                                                3,830,679
                                                          ---------------

       BEVERAGES--0.2%
       Anheuser Busch Cos., Inc.
        5.000%, 01/15/15.................       1,950,000       1,940,265
       Coca-Cola Enterprises, Inc.
        6.950%, 11/15/26.................         300,000         347,320
       Pepsi Bottling Group, Inc.
        7.000%, 03/01/29.................         300,000         361,074
                                                          ---------------
                                                                2,648,659
                                                          ---------------

       CAPITAL MARKETS--1.3%
       Bear Stearns Co., Inc.
        5.700%, 01/15/07.................         500,000         504,130
        5.700%, 11/15/14.................         900,000         926,491
        7.800%, 08/15/07.................         250,000         261,183
       Donaldson Lufkin & Jenrette
        6.500%, 06/01/08.................         300,000         310,511
       JPMorgan Chase & Co.
        5.250%, 05/30/07.................         500,000         502,527
        5.350%, 03/01/07.................         350,000         351,927
        6.750%, 02/01/11 (a).............         250,000         267,890
       Lehman Brothers Holdings, Inc.
        3.600%, 03/13/09.................       4,250,000       4,089,694
       Merrill Lynch & Co.
        6.375%, 10/15/08.................         250,000         259,535
        6.500%, 07/15/18.................         200,000         219,098
       Morgan Stanley
        7.250%, 04/01/32.................       1,150,000       1,378,107
       Paine Webber Group, Inc.
        6.550%, 04/15/08.................         340,000         351,889
       The Goldman Sachs Group, Inc.
        5.700%, 09/01/12.................       1,000,000       1,028,964
        6.125%, 02/15/33.................       2,075,000       2,177,752
        6.650%, 05/15/09.................         750,000         788,351
                                                          ---------------
                                                               13,418,049
                                                          ---------------

       CHEMICALS--0.3%
       Chevron Phillips Chemical Co., LLC
        5.375%, 06/15/07.................       2,000,000       2,004,722
       E. I. du Pont de Nemours
        6.875%, 10/15/09.................         300,000         319,152
       Praxair, Inc.
        6.625%, 10/15/07.................         500,000         515,316
       Rohm & Haas Co.
        7.400%, 07/15/09.................          60,000          64,729
                                                          ---------------
                                                                2,903,919
                                                          ---------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-332

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

FIXED INCOME--(CONTINUED)


                                               FACE
       SECURITY DESCRIPTION                   AMOUNT          VALUE*
       ------------------------------------------------------------------

       COMMERCIAL BANKS--2.7%
       ABN-AMRO Bank NV (New York Branch)
        7.125%, 10/15/93................. $       500,000 $       598,101
        7.750%, 05/15/23.................         230,000         286,738
       American General Finance Corp.
        5.375%, 10/01/12.................       1,000,000       1,004,239
       Associates Corp. North America
        6.250%, 11/01/08.................         600,000         620,949
        6.950%, 11/01/18.................       1,700,000       1,955,309
       Bank of America Corp.
        4.750%, 08/15/13.................       1,000,000         976,883
        5.125%, 11/15/14.................       1,000,000         996,120
        5.250%, 02/01/07.................         500,000         502,156
        7.400%, 01/15/11.................         300,000         330,572
        7.800%, 02/15/10.................         150,000         165,744
       Bank One Corp.
        2.625%, 06/30/08.................       3,575,000       3,386,664
        5.500%, 03/26/07.................         500,000         503,982
        7.600%, 05/01/07.................       1,500,000       1,552,052
       Bank One Texas
        6.250%, 02/15/08.................         800,000         820,463
       Chase Manhattan Corp.
        7.125%, 02/01/07.................         151,000         154,570
       Equitable Cos., Inc.
        6.500%, 04/01/08.................         250,000         258,283
       Fleet National Bank
        5.750%, 01/15/09.................         500,000         511,974
       FleetBoston Financial Corp.
        4.875%, 12/01/06.................         500,000         500,168
       Heller Financial, Inc.
        6.375%, 03/15/06.................       1,500,000       1,505,071
        7.375%, 11/01/09.................         350,000         380,526
       MBNA America National Bank
        7.125%, 11/15/12.................       1,000,000       1,113,672
       Mellon Funding Corp.
        6.400%, 05/14/11.................         250,000         265,901
       SunTrust Bank (Atlanta)
        7.250%, 09/15/06.................         500,000         506,165
       Wachovia Bank National Association
        4.800%, 11/01/14.................       3,100,000       3,015,156
       Wachovia Corp.
        4.950%, 11/01/06.................         500,000         500,039
       Wells Fargo & Co.
        5.000%, 11/15/14.................       2,000,000       1,982,414
        5.125%, 02/15/07.................         500,000         501,551
        5.125%, 09/01/12.................         500,000         502,649
        5.900%, 05/21/06.................         300,000         301,163
       Wells Fargo Bank N.A.
        4.750%, 02/09/15.................       3,065,000       2,978,958
                                                          ---------------
                                                               28,678,232
                                                          ---------------

       COMMERCIAL MORTGAGE-BACKED SECURITIES--4.2%
       Bear Stearns Commercial Mortgage
        Securities, Inc.
        5.610%, 11/15/33.................         500,000         513,205
        6.480%, 02/15/35.................         500,000         530,700

                                                   FACE
   SECURITY DESCRIPTION                           AMOUNT          VALUE*
   --------------------------------------------------------------------------

   COMMERCIAL MORTGAGE-BACKED SECURITIES--(CONTINUED)
    7.080%, 06/15/09......................... $       800,000 $       847,403
    7.780%, 02/15/32.........................         200,000         218,043
    7.890%, 02/15/32 (b).....................       1,000,000       1,101,201
   Chase Commercial Mortgage
    Securities Corp.
    6.390%, 11/18/30.........................         239,866         247,371
   Citigroup Commercial Mortage Trust
    5.291%, 04/15/40 (b).....................       1,000,000       1,017,404
   Citigroup/Deutsche Bank Commercial
    Mortgage Trust
    5.224%, 07/15/44.........................       2,000,000       2,020,845
   Credit Suisse First Boston Mortgage
    3.382%, 05/15/38.........................       2,000,000       1,876,170
    5.100%, 08/15/15.........................       3,000,000       2,986,218
   First Union Commercial Mortgage Trust
    6.070%, 10/15/35.........................         479,031         490,444
   First Union Lehman Brothers Commercial
    Mortgage Trust
    6.560%, 11/18/35.........................         407,550         418,760
   Greenwich Capital Commercial
    Funding Corp.
    4.022%, 01/05/36.........................       2,210,000       2,147,098
    4.305%, 08/10/42.........................       2,000,000       1,951,985
    5.317%, 06/10/36 (b).....................       1,000,000       1,010,087
   JPMorgan Chase Commercial Mortgage
    Securities Corp.
    3.972%, 05/12/35.........................       4,523,471       4,376,124
    4.275%, 01/12/37.........................       1,291,218       1,263,120
    6.044%, 11/15/35.........................       1,000,000       1,022,976
   LB-UBS Commercial Mortgage Trust
    4.254%, 07/15/27.........................       1,650,000       1,589,219
    4.367%, 03/15/36.........................       3,000,000       2,846,969
    6.462%, 03/15/31.........................         500,000         535,777
    6.653%, 11/15/27.........................       2,000,000       2,142,133
   Lehman Brothers Commercial Conduit
    Mortgage Trust
    6.210%, 10/15/35.........................         250,000         257,168
   Morgan Stanley Capital I, Inc.
    4.989%, 08/13/42.........................       1,000,000         986,281
    6.540%, 07/15/30.........................         760,138         782,018
    6.550%, 03/15/30.........................         529,576         542,862
   Morgan Stanley Dean Witter Capital I Trust
    4.800%, 09/15/37.........................         500,000         494,750
    7.200%, 10/15/33.........................         700,000         754,441
   Salomon Brothers Commercial
    Mortgage Trust
    5.045%, 03/18/36.........................         500,000         495,684
    6.428%, 12/18/35.........................       1,000,000       1,056,959
   Structured Asset Securities Corp.
    6.950%, 03/12/07.........................         400,000         409,122
   Trizechahn Office Properties Trust (144A)
    6.211%, 03/15/13.........................       1,000,000       1,024,061
   Wachovia Bank Commercial
    Mortgage Trust
    5.083%, 03/15/42 (b).....................       3,000,000       2,979,979
    6.287%, 04/15/34.........................       1,445,000       1,531,636

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-333

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

FIXED INCOME--(CONTINUED)

                                                 FACE
     SECURITY DESCRIPTION                       AMOUNT          VALUE*
     ----------------------------------------------------------------------

     COMMERCIAL MORTGAGE-BACKED SECURITIES--(CONTINUED)
     Wachovia Bank National Association
      4.875%, 02/01/15..................... $     3,000,000 $     2,923,805
                                                            ---------------
                                                                 45,392,018
                                                            ---------------

     COMMERCIAL SERVICES & SUPPLIES--0.1%
     USA Waste Services, Inc.
      7.000%, 07/15/28.....................       1,265,000       1,421,422
                                                            ---------------

     COMMUNICATIONS EQUIPMENT--0.1%
     Motorola, Inc.
      6.500%, 11/15/28.....................         900,000         986,117
      7.625%, 11/15/10 (a).................         135,000         150,444
                                                            ---------------
                                                                  1,136,561
                                                            ---------------

     CONSUMER FINANCE--0.5%
     Household Finance Corp.
      4.750%, 05/15/09.....................       2,500,000       2,472,725
      5.750%, 01/30/07.....................         500,000         504,489
      7.000%, 05/15/12.....................         100,000         109,427
      8.000%, 07/15/10.....................         300,000         333,546
     SLM Corp.
      5.050%, 11/14/14.....................       1,950,000       1,921,253
                                                            ---------------
                                                                  5,341,440
                                                            ---------------

     DIVERSIFIED FINANCIAL SERVICES--3.0%
     AXA Financial, Inc.
      7.750%, 08/01/10.....................         500,000         552,841
     Bell Atlantic Financial Services, Inc.
      7.600%, 03/15/07.....................         300,000         308,974
     BellSouth Capital Funding Corp.
      7.750%, 02/15/10.....................         750,000         821,490
      7.875%, 02/15/30.....................         250,000         302,295
     Boeing Capital Corp.
      5.650%, 05/15/06 (a).................         173,000         173,771
     CIT Group, Inc.
      7.750%, 04/02/12.....................       2,050,000       2,321,186
     Citigroup, Inc.
      3.500%, 02/01/08.....................         500,000         486,780
      5.750%, 05/10/06.....................       2,000,000       2,007,160
      6.200%, 03/15/09.....................         750,000         778,951
      7.250%, 10/01/10.....................         250,000         272,928
     Countrywide Funding Corp.
      5.625%, 05/15/07.....................         500,000         503,716
     Devon Financing Corp.
      6.875%, 09/30/11 (a).................       1,900,000       2,074,947
     Duke Capital
      7.500%, 10/01/09.....................       3,925,000       4,221,422
     General Electric Capital Corp.
      5.375%, 03/15/07.....................         400,000         402,621
      5.450%, 01/15/13.....................       1,800,000       1,843,808
      6.000%, 06/15/12.....................       1,000,000       1,054,048
      6.750%, 03/15/32 (a).................       2,300,000       2,695,445
      7.500%, 08/21/35.....................         100,000         127,446

                                                  FACE
   SECURITY DESCRIPTION                          AMOUNT          VALUE*
   -------------------------------------------------------------------------

   DIVERSIFIED FINANCIAL SERVICES--(CONTINUED)
   National Rural Utilities Cooperative
    Finance Corp.
    6.200%, 02/01/08........................ $     1,000,000 $     1,026,162
    8.000%, 03/01/32........................         300,000         397,088
   RBS Capital Trust II
    6.425%, 12/29/49 (b)....................       1,375,000       1,449,442
   Southern Co. Capital Funding
    5.300%, 02/01/07........................         500,000         502,050
   Sprint Capital Corp.
    6.900%, 05/01/19........................       1,500,000       1,650,232
    7.625%, 01/30/11........................         400,000         440,898
    8.375%, 03/15/12 (a)....................       3,350,000       3,884,627
   Unilever Capital Corp.
    7.125%, 11/01/10........................         300,000         327,698
   Verizon Global Funding Corp.
    7.750%, 12/01/30........................       1,560,000       1,852,912
                                                             ---------------
                                                                  32,480,938
                                                             ---------------

   DIVERSIFIED TELECOMMUNICATION SERVICES--0.7%
   Alltel Corp.
    6.800%, 05/01/29........................         500,000         553,691
    7.875%, 07/01/32........................         500,000         612,643
   AT&T Broadband Corp.
    8.375%, 03/15/13........................         976,000       1,130,937
   BellSouth Corp.
    6.550%, 06/15/34........................       1,850,000       1,971,488
   SBC Communications, Inc.
    5.750%, 05/02/06........................         300,000         300,759
    5.875%, 02/01/12........................       2,400,000       2,473,451
   Verizon New England, Inc.
    6.500%, 09/15/11........................         400,000         412,386
   Verizon New York, Inc.
    7.375%, 04/01/32........................         500,000         527,753
                                                             ---------------
                                                                   7,983,108
                                                             ---------------

   ELECTRIC UTILITIES--0.9%
   Consolidated Edison Co. of New York, Inc.
    6.450%, 12/01/07........................         150,000         154,190
    7.500%, 09/01/10........................       1,000,000       1,107,131
   Duke Energy Co.
    6.250%, 01/15/12........................         500,000         527,183
   Exelon Corp.
    5.625%, 06/15/35........................       1,500,000       1,404,489
   Exelon Generation Co., LLC
    6.950%, 06/15/11........................         300,000         323,041
   Oncor Electric Delivery Co.
    7.000%, 05/01/32 (a)....................         950,000       1,080,005
   Progress Energy, Inc.
    7.100%, 03/01/11........................       2,600,000       2,805,192
   PSE&G Power, LLC
    7.750%, 04/15/11........................         500,000         553,635
    8.625%, 04/15/31........................       1,000,000       1,308,625
   Virginia Electric & Power Co.
    5.375%, 02/01/07........................         400,000         401,743
                                                             ---------------
                                                                   9,665,234
                                                             ---------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-334

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

FIXED INCOME--(CONTINUED)

                                               FACE
      SECURITY DESCRIPTION                    AMOUNT          VALUE*
      -------------------------------------------------------------------

      ENERGY EQUIPMENT & SERVICES--0.1%
      Kinder Morgan Energy Partners, L.P.
       6.750%, 03/15/11.................. $       750,000 $       802,726
                                                          ---------------

      FEDERAL AGENCIES--45.1%
      Federal Home Loan Bank
       3.375%, 02/23/07..................      13,500,000      13,300,367
       4.250%, 11/13/09..................       1,500,000       1,474,870
       4.375%, 03/17/10..................       3,000,000       2,962,834
       5.000%, 08/01/35..................       8,924,235       8,639,086
       5.000%, 09/01/35..................       4,963,050       4,804,170
       5.250%, 06/18/14 (a)..............       9,500,000       9,804,678
       5.500%, 12/01/35..................       7,500,000       7,431,777
      Federal Home Loan Mortgage Corp.
       3.500%, 09/15/07..................       6,500,000       6,380,377
       3.875%, 06/15/08 (a)..............       4,000,000       3,926,848
       4.000%, 08/17/07 (a)..............       9,000,000       8,904,340
       4.000%, 12/15/09 (a)..............       2,000,000       1,948,858
       4.000%, 06/01/19..................       2,493,794       2,379,571
       4.250%, 07/15/09 (a)..............       8,630,000       8,502,985
       4.500%, 01/15/15..................       3,000,000       2,943,403
       4.500%, 09/01/18..................       3,539,921       3,453,405
       4.500%, 10/01/18..................       5,287,803       5,157,294
       4.500%, 04/01/19..................       7,786,265       7,588,884
       4.500%, 06/01/19..................       4,084,494       3,980,968
       4.500%, 08/01/19..................       1,180,096       1,150,100
       4.500%, 11/01/35 (b)..............       2,991,845       2,814,754
       5.000%, 05/01/18..................       9,653,724       9,572,752
       5.000%, 12/01/18..................       2,210,403       2,191,863
       5.000%, 06/01/19..................       3,775,653       3,741,645
       5.000%, 10/01/33..................       4,485,120       4,357,798
       5.000%, 03/01/34..................       2,559,743       2,483,183
       5.000%, 10/01/35..................       3,955,061       3,828,449
       5.000%, TBA.......................       6,000,000       5,806,872
       5.500%, 11/01/17..................       1,586,213       1,596,461
       5.500%, 05/01/29..................       1,627,374       1,617,658
       5.500%, 06/01/34..................       5,105,348       5,063,870
       5.500%, 10/01/35..................       4,920,987       4,876,223
       5.500%, TBA.......................       4,500,000       4,457,813
       6.000%, 04/01/16..................         107,032         109,143
       6.000%, 05/01/17..................       1,517,383       1,547,363
       6.000%, 11/01/28..................         124,122         125,544
       6.000%, 12/01/28..................          86,428          87,418
       6.000%, 02/01/29..................         249,461         252,310
       6.000%, 04/01/29..................          73,841          74,684
       6.000%, 05/01/29..................          30,519          30,867
       6.000%, 06/01/31..................          39,045          39,480
       6.000%, 07/01/31..................          13,594          13,746
       6.000%, 08/01/31..................         271,158         274,174
       6.000%, 09/01/31..................         607,399         614,156
       6.000%, 04/01/32..................       1,602,185       1,619,553
       6.000%, 11/01/32..................         506,103         511,590
       6.000%, 06/01/34..................       1,828,494       1,846,085
       6.000%, 11/01/35..................       1,998,099       2,017,464
       6.250%, 07/15/32..................       1,000,000       1,191,262
       6.500%, 10/01/29..................          39,090          40,190

                                                FACE
     SECURITY DESCRIPTION                      AMOUNT          VALUE*
     ---------------------------------------------------------------------

     FEDERAL AGENCIES--(CONTINUED)
      6.500%, 02/01/30.................... $        68,258 $        70,179
      6.500%, 08/01/31....................         130,763         134,354
      6.500%, 10/01/31....................          45,292          46,536
      6.500%, 11/01/31....................         290,924         298,915
      6.500%, 03/01/32....................       3,425,186       3,517,311
      6.500%, 04/01/32....................       2,779,328       2,854,082
      6.750%, 03/15/31....................         965,000       1,211,844
      7.000%, 03/15/10....................       2,875,000       3,119,955
      7.000%, 06/01/11....................          54,444          56,044
      7.000%, 12/01/15....................          76,696          78,826
      7.000%, 12/01/27....................          13,490          14,058
      7.000%, 11/01/28....................          38,524          40,120
      7.000%, 04/01/29....................          31,353          32,670
      7.000%, 05/01/29....................          13,701          14,277
      7.000%, 06/01/29....................          44,179          46,036
      7.000%, 07/01/29....................          21,088          21,974
      7.000%, 01/01/31....................         461,287         480,396
      7.000%, 12/01/31....................          52,799          54,986
      7.500%, 03/01/16....................         132,888         139,568
      7.500%, 08/01/24....................         119,792         125,694
      7.500%, 11/01/24....................          35,890          37,659
      7.500%, 10/01/27....................          85,227          89,314
      7.500%, 10/01/29....................         120,080         125,764
      7.500%, 05/01/30....................          73,622          77,078
      8.000%, 02/01/27....................          25,135          27,041
      8.000%, 10/01/28....................          47,337          50,928
     Federal National Mortgage Association
      2.375%, 02/15/07....................      21,165,000      20,628,414
      3.250%, 08/15/08....................       3,025,000       2,920,670
      3.250%, 02/15/09....................       6,000,000       5,751,284
      4.000%, 04/01/19....................       2,493,656       2,384,033
      4.000%, 05/01/19....................       4,709,516       4,493,089
      4.000%, 01/01/20....................       3,228,455       3,081,615
      4.125%, 04/15/14....................       7,350,000       7,027,475
      4.500%, 07/01/18....................       6,207,330       6,054,313
      4.500%, 05/01/19....................       1,599,717       1,559,033
      4.500%, 08/01/33....................       1,737,090       1,642,641
      4.500%, 10/01/33....................       3,302,608       3,122,004
      4.500%, 04/01/34....................       2,624,516       2,477,121
      4.750%, 01/02/07....................       5,500,000       5,497,594
      5.000%, 06/01/18....................       1,698,521       1,683,321
      5.000%, 01/01/19....................       2,107,384       2,087,867
      5.000%, 02/01/20....................       3,606,852       3,567,738
      5.000%, 02/01/24....................       3,131,893       3,057,746
      5.000%, 09/01/25....................       2,947,342       2,877,092
      5.000%, 07/01/33....................       2,394,592       2,328,933
      5.000%, 08/01/33....................       3,898,344       3,791,453
      5.000%, 09/01/33....................       3,144,628       3,057,903
      5.000%, 10/01/33....................      11,623,072      11,308,345
      5.000%, 03/01/34....................       3,535,903       3,438,950
      5.000%, 04/01/34....................       8,629,714       8,384,697
      5.000%, 05/01/34....................       2,669,911       2,592,198
      5.000%, 09/01/34....................       6,009,436       5,835,086
      5.000%, 02/01/35....................       4,946,401       4,798,203
      5.000%, 04/01/35....................       2,923,600       2,832,352
      5.000%, 05/01/35....................       1,941,932       1,881,121

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-335

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

FIXED INCOME--(CONTINUED)

                                            FACE
         SECURITY DESCRIPTION              AMOUNT          VALUE*
         -------------------------------------------------------------

         FEDERAL AGENCIES--(CONTINUED)
          5.000%, 11/01/35............ $     2,983,645 $     2,890,213
          5.500%, 03/15/11............         950,000         981,799
          5.500%, 11/01/17............       2,134,106       2,148,329
          5.500%, 02/01/18............         805,834         810,708
          5.500%, 04/01/18............       4,138,155       4,163,185
          5.500%, 07/01/23............       1,865,599       1,865,969
          5.500%, 01/01/24............         973,175         969,586
          5.500%, 07/01/24............       3,142,996       3,138,824
          5.500%, 10/01/32............       1,137,719       1,129,853
          5.500%, 02/01/33............       2,774,255       2,752,532
          5.500%, 03/01/33............       5,390,764       5,348,552
          5.500%, 05/01/33............      10,078,986      10,000,063
          5.500%, 08/01/33............       7,167,478       7,111,354
          5.500%, 10/01/33............       1,128,232       1,119,958
          5.500%, 12/01/33............       9,130,503       9,059,007
          5.500%, 02/01/34............       4,689,795       4,648,363
          5.500%, 03/01/34............       2,497,235       2,475,174
          5.500%, 04/01/34............       1,866,289       1,849,801
          5.500%, 05/01/34............       2,914,843       2,889,092
          5.500%, 09/01/34............       3,500,414       3,469,759
          5.500%, 12/01/34............       9,347,393       9,265,010
          5.500%, 01/01/35............       2,591,302       2,568,609
          5.500%, 02/01/35............       5,540,141       5,491,197
          5.500%, 04/01/35............       3,656,797       3,621,753
          5.500%, 06/01/35............      10,458,366      10,356,631
          5.500%, 06/13/35 (b)........       2,842,181       2,831,683
          6.000%, 09/01/13............       1,652,163       1,687,156
          6.000%, 10/01/13............         935,445         955,258
          6.000%, 03/01/14............         191,857         195,925
          6.000%, 06/01/14............          31,385          32,051
          6.000%, 07/01/14............         122,802         125,406
          6.000%, 09/01/14............          55,916          57,102
          6.000%, 09/01/17............       1,731,398       1,768,162
          6.000%, 08/01/28............          81,653          82,532
          6.000%, 11/01/28............          17,096          17,280
          6.000%, 12/01/28............          15,867          16,037
          6.000%, 06/01/31............         210,536         212,731
          6.000%, 09/01/32............       1,557,726       1,573,513
          6.000%, 01/01/33............         622,131         628,436
          6.000%, 02/01/33............       1,181,756       1,192,245
          6.000%, 03/01/33............       2,601,586       2,624,678
          6.000%, 04/01/33............       1,881,597       1,898,298
          6.000%, 05/01/33............       3,228,480       3,257,136
          6.000%, 05/01/34............       3,802,871       3,842,575
          6.000%, 09/01/34............       4,121,845       4,158,460
          6.000%, 11/01/34............       7,178,043       7,241,807
          6.000%, 01/01/35............       3,178,970       3,207,517
          6.210%, 08/06/38............         300,000         357,241
          6.500%, 01/01/13............          32,039          32,913
          6.500%, 04/01/13............           2,880           2,958
          6.500%, 06/01/13............         134,139         137,800
          6.500%, 07/01/13............           1,867           1,918
          6.500%, 06/01/14............          65,894          67,697
          6.500%, 04/01/17............       5,007,181       5,144,060
          6.500%, 05/01/28............         645,400         664,098
          6.500%, 12/01/28............       1,278,550       1,315,592

                                            FACE
         SECURITY DESCRIPTION              AMOUNT          VALUE*
         -------------------------------------------------------------

         FEDERAL AGENCIES--(CONTINUED)
          6.500%, 03/01/29............ $        47,739 $        49,107
          6.500%, 04/01/29............         271,051         278,819
          6.500%, 05/01/29............          31,911          32,826
          6.500%, 08/01/29............           9,054           9,313
          6.500%, 05/01/30............         400,927         412,417
          6.500%, 09/01/31............         154,482         158,811
          6.500%, 02/01/32............          46,731          48,843
          6.500%, 06/01/32............         474,519         487,534
          6.500%, 09/01/33............       1,155,362       1,183,937
          6.500%, 10/01/33............         993,932       1,018,514
          6.500%, 10/01/34............       3,573,996       3,662,390
          6.625%, 11/15/10............       3,400,000       3,672,488
          6.625%, 11/15/30 (a)........       2,450,000       3,027,003
          7.000%, 04/01/12............          59,311          61,048
          7.000%, 02/01/14............          60,155          61,916
          7.000%, 10/01/21............         144,366         151,164
          7.000%, 06/01/26............           3,282           3,426
          7.000%, 06/01/28............         110,709         115,408
          7.000%, 09/01/29............         134,062         139,846
          7.000%, 10/01/29............          96,225         100,376
          7.000%, 12/01/29............           7,592           7,920
          7.000%, 01/01/32............         792,599         826,235
          7.000%, 04/01/32............         154,780         161,240
          7.000%, 06/01/32............         675,360         703,544
          7.250%, 05/15/30............       2,675,000       3,534,372
          7.500%, 08/01/15............          49,425          51,974
          7.500%, 09/01/25............          36,138          37,898
          7.500%, 06/01/26............          39,408          41,325
          7.500%, 09/01/27............           4,447           4,661
          7.500%, 11/01/27............           2,034           2,132
          7.500%, 03/01/28............          27,912          29,240
          7.500%, 08/01/28............           1,301           1,363
          7.500%, 07/01/29............          97,156         101,845
          7.500%, 10/01/29............          36,465          38,194
          7.500%, 07/01/30............           7,188           7,529
          8.000%, 10/01/26............           2,558           2,753
          8.000%, 11/01/29............           1,547           1,662
          8.000%, 05/01/30............          42,513          45,682
          8.000%, 11/01/30............          30,824          33,121
          8.000%, 01/01/31............          26,477          28,444
          8.000%, 02/01/31............          53,202          57,168
         Government National Mortgage
          Association
          6.000%, 01/15/29............          59,680          61,076
          6.000%, 01/15/33............       1,860,475       1,903,820
          6.500%, 05/15/23............          15,757          16,432
          6.500%, 02/15/27............         257,632         268,620
          6.500%, 07/15/28............          58,863          61,370
          6.500%, 08/15/28............          92,646          96,591
          6.500%, 11/15/28............          65,251          68,030
          6.500%, 12/15/28............          21,564          22,482
          6.500%, 07/15/29............          25,732          26,826
          6.500%, 06/20/31............         216,743         224,396
          6.500%, 07/15/32............         444,806         463,623
          7.000%, 04/15/27............             494             519
          7.000%, 01/15/28............          17,247          18,120

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-336

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

FIXED INCOME--(CONTINUED)


                                             FACE
         SECURITY DESCRIPTION               AMOUNT          VALUE*
         --------------------------------------------------------------

         FEDERAL AGENCIES--(CONTINUED)
          7.000%, 04/15/28............. $        20,397 $        21,430
          7.000%, 05/15/28.............          50,669          53,235
          7.000%, 06/15/28.............          39,362          41,355
          7.000%, 10/15/28.............          30,445          31,986
          7.000%, 06/15/29.............          20,761          21,813
          7.000%, 09/15/29.............          46,530          48,888
          7.000%, 01/15/31.............           1,696           1,782
          7.000%, 03/15/31.............          59,472          62,475
          7.000%, 08/15/31.............         466,414         489,969
          7.000%, 02/15/32.............         341,659         358,873
          7.000%, 07/15/32.............         256,711         269,646
          7.500%, 02/20/28.............          23,138          24,244
          7.500%, 08/15/29.............          45,269          47,728
          7.500%, 04/15/30.............          30,893          32,570
          8.000%, 09/15/16.............           6,643           7,093
          8.000%, 08/15/26.............          12,505          13,450
          8.000%, 09/15/26.............          22,877          24,605
          8.000%, 05/15/27.............          12,975          13,954
          8.000%, 06/15/29.............          85,357          91,784
          9.000%, 11/15/24.............          72,504          79,003
         Tennessee Valley Authority
          6.000%, 03/15/13.............       1,000,000       1,071,993
                                                        ---------------
                                                            482,355,940
                                                        ---------------

         FOOD & STAPLES RETAILING--0.4%
         Kroger Co.
          5.500%, 02/01/13 (a).........         950,000         935,789
         Safeway, Inc.
          6.150%, 03/01/06.............         750,000         750,287
         Wal-Mart Stores, Inc.
          4.550%, 05/01/13.............       2,075,000       2,024,443
          6.875%, 08/10/09.............         500,000         532,580
                                                        ---------------
                                                              4,243,099
                                                        ---------------

         FOOD PRODUCTS--0.7%
         Archer-Daniels-Midland Co.
          8.875%, 04/15/11.............         200,000         235,584
         Campbell Soup Co.
          5.500%, 03/15/07 (a).........         400,000         402,454
         ConAgra Foods, Inc.
          6.000%, 09/15/06.............         500,000         503,462
         Fred Meyer, Inc.
          7.450%, 03/01/08.............         300,000         312,623
         General Mills, Inc.
          5.125%, 02/15/07.............         400,000         400,721
          6.000%, 02/15/12.............       2,000,000       2,087,180
         Kellogg Co.
          6.600%, 04/01/11.............       2,700,000       2,890,593
         Kraft Foods, Inc.
          6.250%, 06/01/12.............         900,000         949,486
                                                        ---------------
                                                              7,782,103
                                                        ---------------

                                                 FACE
    SECURITY DESCRIPTION                        AMOUNT          VALUE*
    -----------------------------------------------------------------------

    FOREIGN GOVERNMENT--2.0%
    Government of Canada
     6.750%, 08/28/06...................... $     1,500,000 $     1,522,052
    Province of Nova Scotia
     9.250%, 03/01/20......................         250,000         353,962
    Province of Ontario
     5.125%, 07/17/12 (a)..................       2,000,000       2,041,555
     5.500%, 10/01/08......................         300,000         306,009
    Province of Quebec
     4.875%, 05/05/14 (a)..................       1,925,000       1,925,635
     7.500%, 07/15/23 (a)..................         350,000         442,228
    Republic of Italy
     4.500%, 01/21/15 (a)..................       2,975,000       2,884,660
     5.250%, 04/05/06......................         500,000         500,916
     5.625%, 06/15/12......................       3,650,000       3,786,473
     6.000%, 05/29/08......................         300,000         308,715
    Republic of Korea
     8.875%, 04/15/08 (a)..................         200,000         217,984
    United Mexican States
     8.000%, 09/24/22 (a)..................       2,200,000       2,717,000
     8.375%, 01/14/11......................         250,000         285,375
     9.875%, 01/15/07......................       3,100,000       3,265,850
     9.875%, 02/01/10 (a)..................         500,000         586,000
                                                            ---------------
                                                                 21,144,414
                                                            ---------------

    HEALTH CARE PROVIDERS & SERVICES--0.2%
    Anthem, Inc.
     6.800%, 08/01/12......................       2,200,000       2,410,764
                                                            ---------------

    HOUSEHOLD DURABLES--0.1%
    Centex Corp.
     7.500%, 01/15/12......................         500,000         543,055
                                                            ---------------

    INDUSTRIAL CONGLOMERATES--0.1%
    General Electric Co.
     5.000%, 02/01/13......................         930,000         928,357
    Honeywell International, Inc.
     7.500%, 03/01/10......................         300,000         329,267
                                                            ---------------
                                                                  1,257,624
                                                            ---------------

    INSURANCE--0.5%
    Allstate Corp.
     6.125%, 02/15/12......................       2,750,000       2,898,214
     6.900%, 05/15/38......................         150,000         174,888
    American General Capital II
     8.500%, 07/01/30......................         250,000         333,961
    Chubb Corp.
     6.000%, 11/15/11......................         350,000         366,343
    GE Global Insurance Holding Corp.
     7.500%, 06/15/10......................         500,000         545,167
    Hartford Financial Services Group, Inc.
     6.375%, 11/01/08......................         105,000         108,915
    Hartford Life, Inc.
     7.650%, 06/15/27......................         780,000         964,386
                                                            ---------------
                                                                  5,391,874
                                                            ---------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-337

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

FIXED INCOME--(CONTINUED)

                                                FACE
     SECURITY DESCRIPTION                      AMOUNT          VALUE*
     ---------------------------------------------------------------------

     LEISURE EQUIPMENT & PRODUCTS--0.0%
     Carnival Corp.
      6.150%, 04/15/08.................... $       500,000 $       512,035
                                                           ---------------

     MACHINERY--0.1%
     Caterpillar, Inc.
      7.250%, 09/15/09....................         250,000         269,738
     Deere & Co.
      6.950%, 04/25/14 (a)................         850,000         956,082
      7.850%, 05/15/10 (a)................         300,000         333,660
                                                           ---------------
                                                                 1,559,480
                                                           ---------------

     MEDIA--1.3%
     AOL Time Warner, Inc.
      6.150%, 05/01/07....................       4,650,000       4,705,649
      7.625%, 04/15/31....................         300,000         333,448
     Belo Corp.
      8.000%, 11/01/08....................         500,000         531,494
     Clear Channel Communications, Inc.
      6.000%, 11/01/06....................         600,000         604,893
     Comcast Cable Communications
      8.375%, 05/01/07....................         250,000         260,717
     Comcast Corp.
      5.300%, 01/15/14....................       1,445,000       1,415,452
      5.650%, 06/15/35....................       1,500,000       1,371,474
     Cox Communications, Inc.
      7.750%, 11/01/10....................         250,000         271,342
     News America, Inc.
      6.550%, 03/15/33 (a)................       1,950,000       2,005,616
     The Walt Disney Co.
      6.375%, 03/01/12....................         200,000         212,145
      6.750%, 03/30/06....................       1,000,000       1,004,768
     Time Warner Entertainment Co., L.P.
      7.250%, 09/01/08....................         250,000         262,192
     Time Warner, Inc.
      9.125%, 01/15/13....................         418,000         495,007
                                                           ---------------
                                                                13,474,197
                                                           ---------------

     METALS & MINING--0.2%
     Alcoa, Inc.
      5.375%, 01/15/13 (a)................       1,000,000       1,011,989
      6.000%, 01/15/12....................         400,000         418,728
      6.500%, 06/01/11....................         300,000         319,909
                                                           ---------------
                                                                 1,750,626
                                                           ---------------

     OFFICE ELECTRONICS--0.2%
     International Business Machines Corp.
      4.750%, 11/29/12 (a)................       1,000,000         990,721
      7.500%, 06/15/13....................       1,000,000       1,154,697
      8.375%, 11/01/19....................         425,000         550,995
                                                           ---------------
                                                                 2,696,413
                                                           ---------------

     OIL, GAS & CONSUMABLE FUELS--0.4%
     Atlantic Richfield Co.
      5.900%, 04/15/09....................         300,000         310,999
     Conoco, Inc.
      6.950%, 04/15/29 (a)................         300,000         361,971
     Enterprise Products Operations, L.P.
      5.000%, 03/01/15 (a)................       2,000,000       1,906,554

                                               FACE
       SECURITY DESCRIPTION                   AMOUNT          VALUE*
       ------------------------------------------------------------------

       OIL, GAS & CONSUMABLE FUELS--(CONTINUED)
       Occidental Petroleum Corp.
        7.375%, 11/15/08................. $       300,000 $       320,874
       Phillips Petroleum Co.
        6.375%, 03/30/09.................         300,000         314,746
       Southern California Gas Co.
        4.800%, 10/01/12.................       1,000,000         988,828
       Transocean Sedco Forex, Inc.
        7.500%, 04/15/31.................         300,000         378,362
                                                          ---------------
                                                                4,582,334
                                                          ---------------

       PAPER & FOREST PRODUCTS--0.2%
       International Paper Co.
        6.875%, 04/15/29.................         250,000         256,429
       MeadWestvaco Corp.
        6.850%, 04/01/12.................       1,000,000       1,064,542
       Weyerhaeuser Co.
        7.375%, 03/15/32.................         500,000         555,151
                                                          ---------------
                                                                1,876,122
                                                          ---------------

       PERSONAL PRODUCTS--0.3%
       Procter & Gamble Co.
        4.950%, 08/15/14.................       2,000,000       1,997,218
        6.450%, 01/15/26.................         200,000         227,573
        6.875%, 09/15/09.................         850,000         911,186
                                                          ---------------
                                                                3,135,977
                                                          ---------------

       PHARMACEUTICALS--0.4%
       Abbott Laboratories
        5.625%, 07/01/06.................         300,000         301,394
       Johnson & Johnson
        6.950%, 09/01/29 (a).............         250,000         312,221
       Merck & Co., Inc.
        5.950%, 12/01/28.................         300,000         306,317
       Wyeth
        5.500%, 02/01/14.................       3,000,000       3,039,040
                                                          ---------------
                                                                3,958,972
                                                          ---------------

       REAL ESTATE--0.6%
       EOP Operating, L.P.
        4.750%, 03/15/14.................       4,050,000       3,828,414
        5.875%, 01/15/13.................       1,500,000       1,528,988
        8.375%, 03/15/06.................       1,000,000       1,006,846
                                                          ---------------
                                                                6,364,248
                                                          ---------------

       ROAD & RAIL--0.3%
       Burlington Northern Santa Fe Corp.
        5.900%, 07/01/12.................       1,000,000       1,047,210
       CSX Corp.
        6.750%, 03/15/11.................         200,000         214,695
        7.450%, 05/01/07.................         300,000         309,523
        7.900%, 05/01/17 (a).............         500,000         600,661
       Norfolk Southern Corp.
        5.590%, 05/17/25.................         144,000         143,947
        6.200%, 04/15/09.................         350,000         363,082
        7.250%, 02/15/31.................         156,000         189,927
                                                          ---------------
                                                                2,869,045
                                                          ---------------

       SPECIALTY RETAIL--0.1%
       Lowe's Cos., Inc.
        6.875%, 02/15/28.................       1,000,000       1,182,874
                                                          ---------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-338

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

FIXED INCOME--(CONTINUED)


        SECURITY DESCRIPTION               FACE AMOUNT       VALUE*
        ----------------------------------------------------------------

        THRIFTS & MORTGAGE FINANCE--0.0%
        Washington Mutual, Inc.
         5.625%, 01/15/07............... $       500,000 $       503,453
                                                         ---------------

        U.S. TREASURY--25.5%
        United States Treasury Bonds
         5.250%, 11/15/28 (a)...........       2,700,000       2,946,942
         5.375%, 02/15/31 (a)...........       2,225,000       2,500,700
         5.500%, 08/15/28 (a)...........       2,420,000       2,723,032
         6.125%, 11/15/27 (a)...........       3,950,000       4,769,388
         6.250%, 08/15/23 (a)...........       7,750,000       9,256,367
         6.500%, 11/15/26 (a)...........       1,000,000       1,250,400
         7.125%, 02/15/23 (a)...........       3,030,000       3,920,759
         7.250%, 08/15/22 (a)...........       2,000,000       2,605,640
         7.625%, 11/15/22 (a)...........       5,600,000       7,557,760
         7.875%, 02/15/21 (a)...........       2,650,000       3,587,438
         8.125%, 08/15/19 (a)...........       1,895,000       2,571,496
         8.500%, 02/15/20...............       1,400,000       1,964,732
         8.875%, 02/15/19 (a)...........      10,215,000      14,528,080
         9.125%, 05/15/18 (a)...........       1,600,000       2,288,896
         9.250%, 02/15/16 (a)...........       1,375,000       1,906,465
        United States Treasury Notes
         2.625%, 11/15/06 (a)...........       7,700,000       7,581,805
         3.125%, 01/31/07 (a)...........       7,500,000       7,395,000
         3.125%, 05/15/07 (a)...........      16,680,000      16,392,104
         3.250%, 08/15/08 (a)...........       3,000,000       2,917,770
         3.375%, 02/28/07 (a)...........       7,000,000       6,914,460
         3.375%, 02/15/08 (a)...........      20,730,000      20,305,241
         3.375%, 11/15/08 (a)...........      15,820,000      15,395,455
         3.375%, 10/15/09 (a)...........       5,000,000       4,829,600
         3.500%, 11/15/09 (a)...........       4,000,000       3,877,600
         3.500%, 12/15/09 (a)...........       4,000,000       3,876,400
         3.625%, 06/30/07 (a)...........       6,000,000       5,932,200
         3.625%, 07/15/09 (a)...........       4,420,000       4,312,815
         3.625%, 01/15/10 (a)...........       4,000,000       3,892,040
         3.625%, 06/15/10 (a)...........      16,200,000      15,725,340
         3.875%, 05/15/09 (a)...........       4,000,000       3,937,188
         4.000%, 09/30/07 (a)...........       4,000,000       3,972,560
         4.000%, 04/15/10 (a)...........       6,000,000       5,914,080
         4.000%, 11/15/12 (a)...........       7,250,000       7,093,958
         4.250%, 08/15/13 (a)...........      14,380,000      14,257,770
         4.250%, 11/15/13 (a)...........       1,600,000       1,585,360
         4.250%, 08/15/14 (a)...........       6,730,000       6,660,008
         4.250%, 11/15/14 (a)...........       2,000,000       1,977,740
         4.250%, 08/15/15 (a)...........       3,000,000       2,962,860
         4.375%, 08/15/12 (a)...........       5,000,000       5,001,800
         4.750%, 05/15/14 (a)...........       5,900,000       6,046,497
         4.875%, 02/15/12 (a)...........       4,500,000       4,620,015
         5.000%, 08/15/11 (a)...........       3,500,000       3,613,610
         5.625%, 05/15/08 (a)...........       5,580,000       5,733,394
         5.750%, 08/15/10 (a)...........       7,120,000       7,532,462
         6.250%, 02/15/07 (a)...........       6,650,000       6,777,880
         6.500%, 02/15/10 (a)...........       1,710,000       1,845,124
                                                         ---------------
                                                             273,258,231
                                                         ---------------

        WIRELESS TELECOMMUNICATION SERVICES--0.1%
        AT&T Wireless Services, Inc.
         8.125%, 05/01/12...............         500,000         577,738
         8.750%, 03/01/31...............         300,000         397,625

                                                 FACE
    SECURITY DESCRIPTION                        AMOUNT          VALUE*
    -----------------------------------------------------------------------

    WIRELESS TELECOMMUNICATION SERVICES--(CONTINUED)
    Cingular Wireless, LLC
     7.125%, 12/15/31 (a).................. $       100,000 $       113,802
                                                            ---------------
                                                                  1,089,165
                                                            ---------------

    YANKEE--3.5%
    Apache Finance Canada Corp.
     7.750%, 12/15/29......................         300,000         398,433
    Asian Development Bank
     4.875%, 02/05/07......................       4,650,000       4,664,165
    BP Canada Finance Co.
     3.375%, 10/31/07......................         500,000         488,551
    British Telecommunications, Plc.
     8.875%, 12/15/30 (b)..................       1,000,000       1,341,730
    Burlington Resources Finance Co.
     5.700%, 03/01/07......................         600,000         606,063
    Conoco Funding Co.
     6.350%, 10/15/11......................         500,000         535,614
    Deutsche Telekom International Finance
     8.250%, 06/15/30 (b)..................       1,000,000       1,271,869
    Encana Corp.
     4.750%, 10/15/13......................       2,000,000       1,961,709
    HSBC Holdings, Plc.
     5.250%, 12/12/12......................       5,050,000       5,090,983
     7.500%, 07/15/09......................       2,200,000       2,374,726
    Hydro-Quebec
     7.500%, 04/01/16......................       1,350,000       1,613,259
     8.400%, 01/15/22......................       1,000,000       1,352,838
    Intermediate American Development Bank
     5.375%, 11/18/08......................         700,000         714,788
     6.800%, 10/15/25......................         500,000         596,944
     7.000%, 06/15/25......................         200,000         245,332
     8.875%, 06/01/09......................         400,000         453,313
    International Bank for Reconstruction &
     Development
     4.375%, 09/28/06......................       1,000,000         998,628
     8.875%, 03/01/26......................         535,000         783,079
    KFW International Finance, Inc.
     4.750%, 01/24/07......................         500,000         500,537
     8.000%, 02/15/10......................       1,000,000       1,122,226
    Korea Development Bank
     5.750%, 09/10/13 (a)..................       2,000,000       2,071,830
    Kreditanstalt Fuer Wiederaufbank
     3.375%, 01/23/08......................       2,475,000       2,415,419
    National Australia Bank, Ltd.
     6.600%, 12/10/07......................         350,000         360,537
    Norsk Hydro A/S
     6.700%, 01/15/18......................         300,000         339,907
     6.800%, 01/15/28......................       1,350,000       1,593,245
    Telefonica Europe BV
     8.250%, 09/15/30......................       1,000,000       1,240,667
    Tyco International Group S.A.
     6.875%, 01/15/29......................       1,275,000       1,380,989
    Vodafone Airtouch, Plc.
     7.750%, 02/15/10......................       1,150,000       1,260,958
                                                            ---------------
                                                                 37,778,339
                                                            ---------------
    Total Fixed Income
     (Identified Cost $1,060,783,219)......                   1,056,884,305
                                                            ---------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-339

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

SHORT TERM INVESTMENTS--1.2%


                                                FACE
     SECURITY DESCRIPTION                      AMOUNT          VALUE*
     ---------------------------------------------------------------------

     DISCOUNT NOTES--1.2%
     Federal Home Loan Bank
      3.350%, 01/03/06.................... $    12,600,000 $    12,597,655
                                                           ---------------
     Total Short Term Investments
      (Amortized Cost $12,597,655)........                      12,597,655
                                                           ---------------
     Total Investments--99.9%
      (Identified Cost $1,073,380,874) (c)                   1,069,481,960
     Other assets less liabilities........                         887,894
                                                           ---------------
     TOTAL NET ASSETS--100%...............                 $ 1,070,369,854
                                                           ===============

(a) A PORTION OR ALL OF THE SECURITY WAS HELD ON LOAN. AS OF DECEMBER 31, 2005, THE MARKET VALUE OF SECURITIES LOANED WAS $262,027,614 AND THE COLLATERAL RECEIVED CONSISTED OF CASH IN THE AMOUNT OF $258,402,716 AND SECURITIES WITH A MARKET VALUE OF $9,128,275.
(b)  VARIABLE OR FLOATING RATE SECURITY. RATE DISCLOSED IS AS OF DECEMBER 31,
     2005.
(c) THE AGGREGATE COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES AS OF DECEMBER 31, 2005 WAS $1,079,352,901 AND THE COMPOSITION OF UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENT SECURITIES WAS $2,954,407 AND $(12,825,348), RESPECTIVELY.
(144A)--SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AS OF DECEMBER 31, 2005, THE MARKET VALUE OF 144A SECURITIES WAS $2,295,061, WHICH IS 0.2% OF TOTAL NET ASSETS.

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-340

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2005

     ASSETS
       Investments at value..................              $1,069,481,960
       Cash..................................                     118,666
       Collateral for securities loaned......                 267,530,991
       Receivable for:
        Securities sold......................                   4,499,750
        Fund shares sold.....................                   4,716,069
        Accrued interest.....................                  10,491,850
                                                           --------------
         Total Assets........................               1,356,839,286
     LIABILITIES
       Payable for:
        Fund shares redeemed................. $    681,565
        Securities purchased.................   17,803,174
        Return of collateral for securities
         loaned..............................  267,530,991
       Accrued expenses:
        Management fees......................      218,869
        Service and distribution fees........       97,766
        Other expenses.......................      137,067
                                              ------------
         Total Liabilities...................                 286,469,432
                                                           --------------
     NET ASSETS..............................              $1,070,369,854
                                                           ==============
       Net assets consists of:
        Capital paid in......................              $1,040,047,814
        Undistributed net investment
         income..............................                  46,714,452
        Accumulated net realized losses......                 (12,493,498)
        Unrealized depreciation on
         investments.........................                  (3,898,914)
                                                           --------------
     NET ASSETS..............................              $1,070,369,854
                                                           ==============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per
      share ($524,877,879 divided by
      48,541,462 shares outstanding).........              $        10.81
                                                           ==============
     CLASS B
     Net asset value and redemption price per
      share ($354,652,312 divided by
      33,271,695 shares outstanding).........              $        10.66
                                                           ==============
     CLASS E
     Net asset value and redemption price per
      share ($190,839,663 divided by
      17,726,609 shares outstanding).........              $        10.77
                                                           ==============
     Identified cost of investments..........              $1,073,380,874
                                                           ==============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2005

     INVESTMENT INCOME
       Interest...............................             $ 46,297,349 (a)
                                                           ------------
                                                             46,297,349
     EXPENSES
       Management fees........................ $2,508,950
       Service and distribution fees--Class B.    667,808
       Service and distribution fees--Class E.    294,721
       Directors' fees and expenses...........     22,264
       Custodian..............................    267,158
       Audit and tax services.................     20,705
       Legal..................................     26,487
       Printing...............................    259,241
       Insurance..............................     18,304
       Miscellaneous..........................      8,931
                                               ----------
       Total expenses.........................  4,094,569
       Management fee waivers.................    (41,497)    4,053,072
                                               ----------  ------------
     NET INVESTMENT INCOME....................               42,244,277
                                                           ------------
     REALIZED AND UNREALIZED GAIN
     Realized loss on:
       Investments--net.......................                 (829,022)

     Unrealized depreciation on:
       Investments--net.......................              (21,296,430)
                                                           ------------
     Net loss.................................              (22,125,452)
                                                           ------------
     NET INCREASE IN NET ASSETS
      FROM OPERATIONS.........................             $ 20,118,825
                                                           ============

(a)INCLUDES INCOME ON SECURITIES LOANED OF $304,498.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-341

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS



                                                            YEAR ENDED     YEAR ENDED
                                                           DECEMBER 31,   DECEMBER 31,
                                                               2005           2004
                                                          --------------  ------------
FROM OPERATIONS
  Net investment income.................................. $   42,244,277  $ 34,354,438
  Net realized gain (loss)...............................       (829,022)    1,267,742
  Unrealized depreciation................................    (21,296,430)   (2,275,194)
                                                          --------------  ------------
  INCREASE IN NET ASSETS FROM OPERATIONS.................     20,118,825    33,346,986
                                                          --------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A..............................................    (21,425,965)  (15,454,454)
    Class B..............................................     (8,685,574)   (2,294,962)
    Class E..............................................     (7,465,846)   (4,599,518)
                                                          --------------  ------------
  TOTAL DISTRIBUTIONS....................................    (37,577,385)  (22,348,934)
                                                          --------------  ------------
  INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.    166,143,938   220,370,418
                                                          --------------  ------------
  TOTAL INCREASE IN NET ASSETS...........................    148,685,378   231,368,470

NET ASSETS
  Beginning of the period................................    921,684,476   690,316,006
                                                          --------------  ------------
  End of the period...................................... $1,070,369,854  $921,684,476
                                                          ==============  ============
UNDISTRIBUTED NET INVESTMENT INCOME
  End of the period...................................... $   46,714,452  $ 37,565,243
                                                          ==============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                            YEAR ENDED                  YEAR ENDED
                                                         DECEMBER 31, 2005           DECEMBER 31, 2004
                                                    --------------------------  --------------------------
                                                       SHARES          $           SHARES          $
                                                    -----------  -------------  -----------  -------------
CLASS A
  Sales............................................   9,866,764  $ 106,886,054   14,092,053  $ 152,087,155
  Reinvestments....................................   2,011,828     21,425,965    1,451,122     15,454,454
  Redemptions...................................... (13,294,212)  (143,962,582) (11,388,487)  (123,987,784)
                                                    -----------  -------------  -----------  -------------
  Net increase (decrease)..........................  (1,415,620) $ (15,650,563)   4,154,688  $  43,553,825
                                                    ===========  =============  ===========  =============
CLASS B
  Sales............................................  20,869,536  $ 223,146,587   11,166,953  $ 119,722,237
  Reinvestments....................................     825,625      8,685,574      218,152      2,294,962
  Redemptions......................................  (4,151,285)   (44,267,125)  (2,507,939)   (26,951,090)
                                                    -----------  -------------  -----------  -------------
  Net increase.....................................  17,543,876  $ 187,565,036    8,877,166  $  95,066,109
                                                    ===========  =============  ===========  =============
CLASS E
  Sales............................................   2,038,741  $  22,064,654   10,365,630  $ 111,521,521
  Reinvestments....................................     703,661      7,465,846      433,508      4,599,518
  Redemptions......................................  (3,270,738)   (35,301,035)  (3,169,955)   (34,370,555)
                                                    -----------  -------------  -----------  -------------
  Net increase (decrease)..........................    (528,336) $  (5,770,535)   7,629,183  $  81,750,484
                                                    ===========  =============  ===========  =============
  Increase derived from capital share transactions.  15,599,920  $ 166,143,938   20,661,037  $ 220,370,418
                                                    ===========  =============  ===========  =============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-342

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS



                                                                               CLASS A
                                                          ------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                          ------------------------------------------------
                                                            2005      2004      2003      2002      2001
                                                          --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD..................... $  11.02  $  10.93  $  11.17  $  10.46  $   9.90
                                                          --------  --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..................................     0.49      0.46      0.45      0.47      0.54
  Net realized and unrealized gain (loss) of investments.    (0.27)    (0.02)    (0.06)     0.57      0.19
                                                          --------  --------  --------  --------  --------
  Total from investment operations.......................     0.22      0.44      0.39      1.04      0.73
                                                          --------  --------  --------  --------  --------
LESS DISTRIBUTIONS
  Distributions from net investment income...............    (0.43)    (0.35)    (0.63)    (0.33)    (0.17)
                                                          --------  --------  --------  --------  --------
  Total distributions....................................    (0.43)    (0.35)    (0.63)    (0.33)    (0.17)
                                                          --------  --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD........................... $  10.81  $  11.02  $  10.93  $  11.17  $  10.46
                                                          ========  ========  ========  ========  ========
TOTAL RETURN (%).........................................      2.1       4.1       3.6      10.2       7.4
Ratio of operating expenses to average net assets (%)....     0.31      0.32      0.34      0.34      0.38
Ratio of net investment income to average net assets (%).     4.30      4.42      4.44      5.14      5.66
Portfolio turnover rate (%)..............................       23        27        46        48        18
Net assets, end of period (000).......................... $524,878  $550,456  $500,629  $346,774  $254,357

                                                                                   CLASS B
                                                          -----------------------------------------------------
                                                                                                JANUARY 2, 2001/(A)/
                                                                 YEAR ENDED DECEMBER 31,              THROUGH
                                                          ------------------------------------     DECEMBER 31,
                                                            2005      2004      2003     2002          2001
                                                          --------  --------  -------  -------  -------------------
NET ASSET VALUE, BEGINNING OF PERIOD..................... $  10.87  $  10.79  $ 11.04  $ 10.37        $  9.93
                                                          --------  --------  -------  -------        -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..................................     0.36      0.36     0.40     0.38           0.38
  Net realized and unrealized gain (loss) of investments.    (0.16)     0.04    (0.04)    0.61           0.23
                                                          --------  --------  -------  -------        -------
  Total from investment operations.......................     0.20      0.40     0.36     0.99           0.61
                                                          --------  --------  -------  -------        -------
LESS DISTRIBUTIONS
  Distributions from net investment income...............    (0.41)    (0.32)   (0.61)   (0.32)         (0.17)
                                                          --------  --------  -------  -------        -------
  Total distributions....................................    (0.41)    (0.32)   (0.61)   (0.32)         (0.17)
                                                          --------  --------  -------  -------        -------
NET ASSET VALUE, END OF PERIOD........................... $  10.66  $  10.87  $ 10.79  $ 11.04        $ 10.37
                                                          ========  ========  =======  =======        =======
TOTAL RETURN (%).........................................      1.9       3.8      3.4      9.9            6.1 (b)
Ratio of operating expenses to average net assets (%)....     0.56      0.57     0.59     0.59           0.63 (c)
Ratio of net investment income to average net assets (%).     4.06      4.16     4.20     4.89           5.33 (c)
Portfolio turnover rate (%)..............................       23        27       46       48             18
Net assets, end of period (000).......................... $354,652  $170,958  $73,938  $45,788        $16,276

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-343

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS



                                                                                 CLASS E
                                                          ---------------------------------------------------
                                                                                                 MAY 1, 2001/(A)/
                                                                 YEAR ENDED DECEMBER 31,             THROUGH
                                                          -------------------------------------   DECEMBER 31,
                                                            2005      2004      2003      2002        2001
                                                          --------  --------  --------  -------  ---------------
NET ASSET VALUE, BEGINNING OF PERIOD..................... $  10.97  $  10.89  $  11.14  $ 10.45      $ 9.97
                                                          --------  --------  --------  -------      ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..................................     0.46      0.44      0.52     0.45        0.02
  Net realized and unrealized gain (loss) of investments.    (0.25)    (0.02)    (0.15)    0.57        0.46
                                                          --------  --------  --------  -------      ------
  Total from investment operations.......................     0.21      0.42      0.37     1.02        0.48
                                                          --------  --------  --------  -------      ------
LESS DISTRIBUTIONS
  Distributions from net investment income...............    (0.41)    (0.34)    (0.62)   (0.33)       0.00
                                                          --------  --------  --------  -------      ------
  Total distributions....................................    (0.41)    (0.34)    (0.62)   (0.33)       0.00
                                                          --------  --------  --------  -------      ------
NET ASSET VALUE, END OF PERIOD........................... $  10.77  $  10.97  $  10.89  $ 11.14      $10.45
                                                          ========  ========  ========  =======      ======
TOTAL RETURN (%).........................................      2.0       3.9       3.5     10.1         4.8(b)
Ratio of operating expenses to average net assets (%)....     0.46      0.47      0.49     0.49        0.53(c)
Ratio of net investment income to average net assets (%).     4.15      4.26      4.29     4.90        5.74(c)
Portfolio turnover rate (%)..............................       23        27        46       48          18
Net assets, end of period (000).......................... $190,840  $200,270  $115,749  $32,511      $   87

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-344

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

FIXED INCOME--93.6% OF TOTAL NET ASSETS


                                                      FACE
    SECURITY DESCRIPTION                             AMOUNT       VALUE*
    ------------------------------------------------------------------------

    AEROSPACE & DEFENSE--0.4%
    Alliant Techsystems, Inc.
     8.500%, 05/15/11............................ $    200,000 $     210,000
    DRS Technologies, Inc.
     6.875%, 11/01/13............................      225,000       215,156
    Goodrich Corp.
     7.500%, 04/15/08............................      525,000       551,205
    L-3 Communications Holdings, Inc.
     7.625%, 06/15/12............................      375,000       394,688
    Moog, Inc.
     6.250%, 01/15/15............................      225,000       221,625
    Sequa Corp.
     9.000%, 08/01/09............................      525,000       557,813
                                                               -------------
                                                                   2,150,487
                                                               -------------

    AIRLINES--0.0%
    Continental Airlines, Inc.
     6.541%, 09/15/08............................       52,518        49,884
                                                               -------------

    ASSET BACKED--1.6%
    Airplane Pass Through Trust
     10.875%, 03/15/19 (a) (b)...................      246,925             0
    Ameriquest Mortgage Securities, Inc.
     5.579%, 11/25/34 (c)........................      590,000       600,055
    Asset Backed Securities Corp.
     6.269%, 04/15/33 (c)........................      500,000       504,065
    Bear Stearns Asset Backed Securities (144A)
     5.250%, 08/25/34............................      116,812       116,312
    CMO Holdings II, Ltd. (144A)
     6.500%, 01/25/34............................        1,539         1,538
    Countrywide Asset Backed Certificates
     5.629%, 06/25/34 (c)........................      800,000       811,328
    Countrywide Asset Backed Certificates (144A)
     5.500%, 10/25/35............................      108,319       107,953
    First Consumers Master Trust
     4.679%, 09/15/08 (c)........................      137,612       136,745
    Green Tree Financial Corp.
     7.070%, 01/15/29............................      703,204       726,437
    Merrill Lynch Mortgage Investors, Inc. (144A)
     5.000%, 09/25/35............................      433,520       429,644
    Metris Master Trust
     5.450%, 11/20/09 (c)........................      840,000       841,276
    Mid-State Trust
     7.340%, 07/01/35............................      704,897       736,875
    Novastar Finance, Inc.
     5.354%, 06/25/34 (c)........................      580,000       582,251
    Novastar Home Equity Loan Trust
     6.004%, 02/25/34 (c)........................      270,000       274,574
     7.379%, 10/25/35 (c)........................      670,000       592,443
    Option One Mortgage Loan Trust
     7.879%, 05/25/34 (c)........................      530,000       512,522
    Residential Asset Securities Corp.
     5.479%, 04/25/32 (c)........................      145,345       145,780
    Sail Net Interest Margin Notes (144A)
     4.750%, 01/27/35............................      158,442       157,534
     5.000%, 04/27/34............................       72,264        72,176
     5.000%, 12/27/34............................      299,462       298,777

                                                     FACE
    SECURITY DESCRIPTION                            AMOUNT       VALUE*
    -----------------------------------------------------------------------

    ASSET BACKED--(CONTINUED)
     5.500%, 03/27/34........................... $     85,911 $      85,760
     7.500%, 01/27/35...........................      166,213       163,200
    Varick Structured Asset Fund, Ltd. (144A)
     2.511%, 11/01/35...........................    1,000,000        10,000
                                                              -------------
                                                                  7,907,245
                                                              -------------

    AUTO COMPONENTS--0.2%
    BREED Technologies, Inc.
     9.250%, 04/15/08 (a) (b)...................      250,000             0
    CSK Auto, Inc.
     7.000%, 01/15/14...........................      300,000       271,500
    Dana Corp.
     7.000%, 03/01/29 (d).......................      300,000       215,250
    Dura Operating Corp.
     8.625%, 04/15/12...........................       97,000        80,025
    Key Plastics Holdings, Inc.
     10.250%, 03/15/07..........................      250,000           250
    Tenneco Automotive, Inc.
     8.625%, 11/15/14 (d).......................      150,000       141,750
     10.250%, 07/15/13..........................      100,000       109,250
    TRW Automotive, Inc.
     9.375%, 02/15/13...........................      201,000       217,582
                                                              -------------
                                                                  1,035,607
                                                              -------------

    AUTOMOBILES--0.6%
    DaimlerChrysler North America Holdings Corp.
     4.050%, 06/04/08...........................    1,650,000     1,606,267
    Ford Motor Co.
     6.625%, 10/01/28...........................      125,000        80,625
     7.450%, 07/16/31 (d).......................    1,275,000       867,000
     8.900%, 01/15/32...........................      100,000        73,250
    General Motors Corp.
     8.250%, 07/15/23 (d).......................       75,000        48,187
     8.375%, 07/15/33 (d).......................      625,000       412,500
                                                              -------------
                                                                  3,087,829
                                                              -------------

    BEVERAGES--0.1%
    Constellation Brands, Inc.
     8.125%, 01/15/12...........................      275,000       286,000
                                                              -------------

    BUILDING PRODUCTS--0.3%
    Associated Materials, Inc.
     0/11.250%, 03/01/14 (e)....................      450,000       220,500
    Collins & Aikman Floorcovering Corp.
     10.000%, 01/15/07..........................      250,000       251,650
    KI Holdings, Inc.
     0/9.785%, 11/15/14 (e).....................      400,000       262,000
    Norcraft Holdings, L.P.
     0/9.750%, 09/01/12 (e).....................      225,000       159,750
    Nortek, Inc.
     8.500%, 09/01/14...........................      150,000       144,750
    Texas Industries, Inc. (144A)
     7.250%, 07/15/13...........................      150,000       155,625
                                                              -------------
                                                                  1,194,275
                                                              -------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-345

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

FIXED INCOME--(CONTINUED)


                                                  FACE
        SECURITY DESCRIPTION                     AMOUNT       VALUE*
        ----------------------------------------------------------------

        CAPITAL MARKETS--1.1%
        JPMorgan Chase & Co.
         6.625%, 03/15/12.................... $  1,600,000 $   1,724,171
        Lehman Brothers Holdings, Inc.
         4.500%, 07/26/10 (d)................      850,000       832,179
        Morgan Stanley
         4.750%, 04/01/14....................    2,700,000     2,589,481
                                                           -------------
                                                               5,145,831
                                                           -------------

        CHEMICALS--0.7%
        Borden Chemicals & Plastics, L.P.
         9.500%, 05/01/49 (b)................      140,000         2,450
        Equistar Chemicals, L.P.
         10.625%, 05/01/11...................      225,000       247,500
        Ethyl Corp.
         8.875%, 05/01/10....................      275,000       288,062
        FMC Corp.
         7.750%, 07/01/11....................       25,000        27,014
        Huntsman ICI Chemicals, LLC
         10.125%, 07/01/09 (d)...............       30,000        30,975
        Huntsman International Holdings, LLC
         9.875%, 03/01/09....................      375,000       395,625
        ISP Chemco, Inc.
         10.250%, 07/01/11...................      500,000       532,500
        Lyondell Chemical Co.
         9.500%, 12/15/08....................       59,000        61,803
         11.125%, 07/15/12...................      150,000       167,813
        Methanex Corp.
         8.750%, 08/15/12....................      200,000       222,500
        Millennium America, Inc.
         9.250%, 06/15/08....................      175,000       188,781
        OM Group, Inc.
         9.250%, 12/15/11....................      275,000       268,812
        PQ Corp. (144A)
         7.500%, 02/15/13....................      375,000       348,750
        Resolution Performance Products, Inc.
         9.500%, 04/15/10....................      125,000       126,563
         13.500%, 11/15/10 (d)...............      200,000       211,500
        Westlake Chemical Corp.
         8.750%, 07/15/11....................      412,000       440,840
                                                           -------------
                                                               3,561,488
                                                           -------------

        COMMERCIAL BANKS--1.3%
        Bank of America Corp.
         7.400%, 01/15/11....................    1,950,000     2,147,972
        Capital One Bank
         5.750%, 09/15/10....................    1,225,000     1,254,213
        Independence Community Bank Corp.
         3.500%, 06/20/13 (c)................      600,000       577,709
        Standard Chartered Bank (144A)
         8.000%, 05/30/31....................    1,835,000     2,367,994
                                                           -------------
                                                               6,347,888
                                                           -------------

                                                      FACE
   SECURITY DESCRIPTION                              AMOUNT       VALUE*
   -------------------------------------------------------------------------

   COMMERCIAL MORTGAGE-BACKED SECURITIES--2.0%
   Amortizing Residential Collateral Trust
    5.579%, 08/25/32 (c)......................... $    747,951 $     751,571
   Bank of America Large Loan, Inc. (144A)
    5.269%, 11/15/15 (c).........................    1,250,000     1,255,325
   CMO Holdings II, Ltd. (144A)
    5.000%, 05/25/34.............................       79,320        78,940
   Commerce 2001 J2 (144A)
    5.447%, 07/16/34.............................      776,310       785,279
   Commercial Mortgage Asset Trust
    7.350%, 01/17/32.............................      475,000       537,650
   Commercial Mortgage Pass-Through Certificate
    (144A)
    5.369%, 11/15/15 (c).........................      270,948       272,204
   First Union National Bank Commercial Mortgage
    0.526%, 05/17/32 (c) (g).....................   11,215,917       303,476
   Merit Securities Corp. (144A)
    5.880%, 09/28/32 (c).........................    1,719,999     1,677,527
   Morgan Stanley ABS Capital I, Inc. (144A)
    5.679%, 05/25/34 (c).........................    2,000,000     1,999,977
   Structured Asset Mortgage Investments II, Inc.
    5.559%, 08/25/35 (c).........................    2,233,910     2,275,796
                                                               -------------
                                                                   9,937,745
                                                               -------------

   COMMERCIAL SERVICES & SUPPLIES--0.4%
   Allied Waste North America, Inc.
    7.250%, 03/15/15.............................      275,000       277,750
    7.375%, 04/15/14.............................      150,000       145,875
    7.875%, 04/15/13 (d).........................       75,000        77,438
    8.500%, 12/01/08.............................       75,000        78,750
    9.250%, 09/01/12.............................      183,000       198,097
   Cenveo, Inc.
    7.875%, 12/01/13 (d).........................      175,000       168,875
    9.625%, 03/15/12.............................      150,000       162,000
   Corrections Corp. of America
    6.250%, 03/15/13.............................      150,000       148,500
   Iron Mountain, Inc.
    6.625%, 01/01/16.............................      250,000       232,500
    7.750%, 01/15/15 (d).........................      125,000       125,937
    8.250%, 07/01/11.............................      125,000       126,875
    8.625%, 04/01/13.............................       50,000        52,125
   Safety-Kleen Services, Inc.
    9.250%, 06/01/08 (b).........................      250,000           975
                                                               -------------
                                                                   1,795,697
                                                               -------------

   COMMUNICATIONS EQUIPMENT--0.2%
   Intelsat Bermuda, Ltd. (144A)
    8.695%, 01/15/12 (c).........................      100,000       101,625
   Lucent Technologies, Inc.
    6.450%, 03/15/29 (d).........................      875,000       750,312
   PanAmSat Corp.
    9.000%, 08/15/14.............................       65,000        68,088
   SBA Communications Corp.
    0/9.750%, 12/15/11 (e).......................      196,000       181,790
                                                               -------------
                                                                   1,101,815
                                                               -------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-346

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

FIXED INCOME--(CONTINUED)


                                                    FACE
      SECURITY DESCRIPTION                         AMOUNT       VALUE*
      --------------------------------------------------------------------

      COMPUTERS & PERIPHERALS--0.1%
      Seagate Technology HDD Holdings
       8.000%, 05/15/09........................ $    225,000 $     236,250
                                                             -------------

      CONSUMER FINANCE--0.3%
      MBNA Corp.
       4.625%, 09/15/08........................      900,000       893,469
       6.250%, 01/17/07........................      425,000       429,840
                                                             -------------
                                                                 1,323,309
                                                             -------------

      CONTAINERS & PACKAGING--0.5%
      Berry Plastics Corp.
       10.750%, 07/15/12 (d)...................      325,000       349,375
      Graphic Packaging International Corp.
       8.500%, 08/15/11........................      100,000       100,250
       9.500%, 08/15/13........................      300,000       286,500
      Jefferson Smurfit Corp.
       8.250%, 10/01/12........................      599,000       575,040
      Owens-Brockway Glass Container, Inc.
       7.750%, 05/15/11........................      225,000       234,844
       8.250%, 05/15/13 (d)....................       50,000        51,625
      Owens-Illinois, Inc.
       7.350%, 05/15/08........................      275,000       278,437
      Plastipak Holdings, Inc. (144A)
       8.500%, 12/15/15........................      200,000       202,000
      Pliant Corp.
       11.125%, 09/01/09.......................       65,000        57,850
      Radnor Holdings Corp.
       11.000%, 03/15/10 (d)...................      150,000       121,500
      Stone Container Corp.
       9.750%, 02/01/11........................       75,000        75,750
      Tekni-Plex, Inc. (144A)
       8.750%, 11/15/13 (d)....................      250,000       220,000
                                                             -------------
                                                                 2,553,171
                                                             -------------

      DIVERSIFIED FINANCIAL SERVICES--3.3%
      Ahold Lease USA, Inc.
       7.820%, 01/02/20........................       46,590        49,852
      Alamosa Delaware, Inc.
       11.000%, 07/31/10.......................      146,000       164,615
       12.000%, 07/31/09.......................      118,000       129,062
      BCP Crystal U.S. Holdings Corp.
       9.625%, 06/15/14........................      227,000       252,537
      Borden Finance Corp. (144A)
       9.000%, 07/15/14........................      100,000        99,000
      Burlington Resources Finance Co.
       5.600%, 12/01/06........................    1,250,000     1,256,156
      Chukchansi Economic Development Authority
       8.000%, 11/15/13........................      100,000       102,625
      CIT Group, Inc.
       7.750%, 04/02/12 (d)....................    2,150,000     2,438,382
      Devon Financing Corp.
       6.875%, 09/30/11 (d)....................    1,475,000     1,613,407
      Ford Motor Credit Co.
       6.625%, 06/16/08........................      175,000       158,735
       7.875%, 06/15/10........................    1,975,000     1,777,287

                                                   FACE
      SECURITY DESCRIPTION                        AMOUNT       VALUE*
      -------------------------------------------------------------------

      DIVERSIFIED FINANCIAL SERVICES--(CONTINUED)
      General Motors Acceptance Corp.
       6.750%, 12/01/14 (d)................... $    645,000 $     580,256
       6.875%, 09/15/11.......................    1,325,000     1,208,327
       7.250%, 03/02/11.......................       40,000        36,766
       8.000%, 11/01/31.......................       75,000        71,841
      HSBC Finance Corp.
       5.250%, 04/15/15.......................    2,075,000     2,056,144
      Inergy Finance Corp.
       6.875%, 12/15/14.......................      400,000       364,000
      International Lease Finance Corp.
       5.875%, 05/01/13.......................    2,250,000     2,328,390
      Sprint Capital Corp.
       8.375%, 03/15/12.......................      925,000     1,072,041
      Zeus Special Subsidiary, Ltd. (144A)
       0/9.250%, 02/01/15 (e).................      275,000       180,812
                                                            -------------
                                                               15,940,235
                                                            -------------

      DIVERSIFIED TELECOMMUNICATION SERVICES--1.3%
      Advanstar Communications, Inc.
       10.750%, 08/15/10......................      200,000       219,250
      AT&T Broadband Corp.
       8.375%, 03/15/13.......................    1,375,000     1,591,531
      MCI, Inc.
       8.735%, 05/01/14.......................      375,000       414,844
      Mediacom Broadband, LLC
       9.500%, 01/15/13 (d)...................       50,000        48,813
       11.000%, 07/15/13 (d)..................      175,000       188,125
      Mediacom Broadband, LLC (144A)
       8.500%, 10/15/15.......................      150,000       138,937
      Qwest Communications International, Inc.
       7.500%, 02/15/14 (d)...................       87,000        89,393
      Qwest Communications International, Inc.
       (144A)
       7.500%, 02/15/14.......................      291,000       299,002
      Qwest Corp.
       6.875%, 09/15/33.......................      692,000       650,480
       7.500%, 06/15/23.......................       80,000        79,500
       8.875%, 03/15/12.......................      275,000       310,062
      Verizon Florida, Inc.
       6.125%, 01/15/13 (d)...................    2,330,000     2,353,619
                                                            -------------
                                                                6,383,556
                                                            -------------

      ELECTRIC UTILITIES--0.7%
      Appalachian Power Co.
       5.950%, 05/15/33.......................    1,350,000     1,356,067
      Edison Mission Energy
       7.730%, 06/15/09.......................       25,000        25,813
       9.875%, 04/15/11.......................      450,000       524,812
      Florida Power & Light Co.
       5.625%, 04/01/34 (d)...................      225,000       226,857
      Reliant Resources, Inc.
       9.500%, 07/15/13 (d)...................      525,000       526,312
      Texas Genco, LLC (144A)
       6.875%, 12/15/14.......................      125,000       135,312
      Williams Cos., Inc.
       7.125%, 09/01/11.......................       50,000        51,938

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-347

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

FIXED INCOME--(CONTINUED)


                                                  FACE
        SECURITY DESCRIPTION                     AMOUNT       VALUE*
        ----------------------------------------------------------------

        ELECTRIC UTILITIES--(CONTINUED)
         7.625%, 07/15/19 (d)................ $    100,000 $     107,250
         7.875%, 09/01/21 (d)................      125,000       135,313
         8.750%, 03/15/32....................      325,000       377,000
                                                           -------------
                                                               3,466,674
                                                           -------------

        ENERGY EQUIPMENT & SERVICES--0.1%
        Atlas Pipeline Partners, L.P. (144A)
         8.125%, 12/15/15....................      200,000       201,750
        Universal Compression, Inc.
         7.250%, 05/15/10....................      275,000       279,125
                                                           -------------
                                                                 480,875
                                                           -------------

        FEDERAL AGENCIES--38.6%
        Federal Home Loan Mortgage Corp.
         5.000%, TBA.........................   29,600,000    28,647,235
         5.500%, TBA.........................    6,000,000     5,943,750
         11.565%, 06/15/21 (c) (g)...........          149           291
        Federal National Mortgage Association
         4.000%, TBA.........................   13,000,000    12,410,944
         4.500%, TBA.........................    8,100,000     7,626,652
         5.000%, TBA.........................   41,875,000    40,566,406
         5.500%, TBA.........................   72,000,000    71,280,000
         6.000%, TBA.........................   10,000,000    10,090,620
         6.500%, 03/01/26....................       35,520        36,602
         6.500%, TBA.........................   10,000,000    10,256,250
         7.000%, 05/01/26....................        7,136         7,450
         7.500%, 12/01/29....................       11,475        12,020
         7.500%, 06/01/30....................       25,188        26,378
         7.500%, 08/01/30....................        9,508         9,956
         7.500%, 11/01/30....................       70,822        74,223
         7.500%, 01/01/31....................       23,536        24,646
         7.500%, 02/01/31....................       11,397        11,944
         7.500%, 03/01/31....................       15,187        15,900
         8.000%, 08/01/27....................        9,387        10,022
         8.000%, 01/01/31....................      339,378       362,551
         8.500%, 08/01/19....................      230,135       248,726
         10.400%, 04/25/19...................        7,213         7,918
                                                           -------------
                                                             187,670,484
                                                           -------------

        FOOD & STAPLES RETAILING--0.3%
        Rite Aid Corp.
         7.500%, 01/15/15....................      225,000       212,625
         8.125%, 05/01/10....................       50,000        50,875
        Rite Aid Corp. (144A)
         6.125%, 12/15/08....................      100,000        94,000
        Safeway, Inc.
         7.250%, 02/01/31....................    1,200,000     1,294,894
                                                           -------------
                                                               1,652,394
                                                           -------------

        FOOD PRODUCTS--0.7%
        del Monte Corp.
         8.625%, 12/15/12....................      100,000       106,250
        Doane Pet Care Co.
         10.750%, 03/01/10...................       50,000        54,375

                                                  FACE
        SECURITY DESCRIPTION                     AMOUNT       VALUE*
        ----------------------------------------------------------------

        FOOD PRODUCTS--(CONTINUED)
        Doane Pet Care Co. (144A)
         10.625%, 11/15/15................... $    150,000 $     156,375
        Dole Foods Co.
         7.250%, 06/15/10....................      250,000       242,500
         8.750%, 07/15/13....................      125,000       128,750
        Hines Nurseries, Inc.
         10.250%, 10/01/11 (d)...............      200,000       196,000
        Kraft Foods, Inc.
         5.625%, 11/01/11....................    2,125,000     2,180,244
        Pilgrim's Pride Corp.
         9.250%, 11/15/13....................      150,000       160,125
        Pinnacle Foods Holding Corp.
         8.250%, 12/01/13....................      225,000       214,312
        Swift & Co.
         10.125%, 10/01/09...................      150,000       154,875
                                                           -------------
                                                               3,593,806
                                                           -------------

        FOREIGN GOVERNMENT--4.9%
        Federative Republic of Brazil
         5.250%, 04/15/12 (c)................    1,177,663     1,162,942
         8.000%, 01/15/18....................    2,282,000     2,458,855
         8.250%, 01/20/34....................      225,000       238,838
         8.750%, 02/04/25....................    1,450,000     1,602,250
        Government of Russia
         11.000%, 07/24/18...................    1,225,000     1,814,592
        Province of Quebec
         4.600%, 05/26/15....................    2,075,000     2,024,528
        Republic of Argentina
         Zero Coupon, 12/15/35 (e) (g).......    1,087,594        56,555
         Zero Coupon, 12/15/35 (ARS) (e) (g).    2,818,991        43,315
         5.830%, 12/31/33 (ARS)..............      993,982       384,947
         8.280%, 12/31/33....................      390,729       325,282
        Republic of Bulgaria
         8.250%, 01/15/15....................      175,000       211,566
        Republic of Columbia
         8.125%, 05/21/24....................      550,000       594,000
         10.000%, 01/23/12...................      225,000       267,750
         10.750%, 01/15/13...................      425,000       527,000
        Republic of Ecuador
         9.000%, 08/15/30 (c)................      425,000       382,500
        Republic of Panama
         7.250%, 03/15/15....................      375,000       399,000
         9.375%, 01/16/23....................      250,000       313,125
        Republic of Peru
         5.000%, 03/07/17 (c)................      548,000       516,135
         8.750%, 11/21/33....................      125,000       140,625
         9.125%, 02/21/12....................      200,000       228,500
        Republic of Philippines
         8.375%, 03/12/09....................      200,000       213,500
         8.875%, 03/17/15....................      300,000       331,875
         9.500%, 02/02/30....................      300,000       352,500
         9.875%, 01/15/19....................      425,000       504,156
         10.625%, 03/16/25...................      425,000       539,750

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-348

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

FIXED INCOME--(CONTINUED)


                                                  FACE
        SECURITY DESCRIPTION                     AMOUNT       VALUE*
        ----------------------------------------------------------------

        FOREIGN GOVERNMENT--(CONTINUED)
        Republic of South Africa
         6.500%, 06/02/14.................... $    275,000 $     297,344
        Republic of Turkey
         7.375%, 02/05/25....................      325,000       335,562
         9.000%, 06/30/11....................      500,000       570,000
         11.500%, 01/23/12...................      250,000       317,188
         11.875%, 01/15/30...................      500,000       768,750
        Republic of Venezuela
         9.375%, 01/13/34....................      425,000       503,625
         10.750%, 09/19/13...................      750,000       922,500
        Ukraine Government International Bond
         6.875%, 03/04/11....................      175,000       180,784
        United Mexican States
         5.875%, 01/15/14....................    1,375,000     1,423,125
         6.375%, 01/16/13....................    1,325,000     1,407,812
         8.125%, 12/30/19....................    1,150,000     1,411,625
                                                           -------------
                                                              23,772,401
                                                           -------------

        GAS UTILITIES--0.1%
        Targa Resources, Inc. (144A)
         8.500%, 11/01/13....................      240,000       246,000
                                                           -------------

        HEALTH CARE EQUIPMENT & SUPPLIES--0.3%
        Quest Diagnostics, Inc. (144A)
         5.450%, 11/01/15....................    1,650,000     1,662,344
                                                           -------------

        HEALTH CARE PROVIDERS & SERVICES--1.3%
        Ameripath, Inc.
         10.500%, 04/01/13...................      275,000       291,500
        Davita, Inc.
         7.250%, 03/15/15 (d)................      375,000       379,687
        Extendicare Health Services, Inc.
         9.500%, 07/01/10....................      225,000       238,781
        Genesis Healthcare Corp.
         8.000%, 10/15/13....................      275,000       289,438
        HCA, Inc.
         6.375%, 01/15/15 (d)................      275,000       277,979
        Humana, Inc.
         6.300%, 08/01/18....................    1,650,000     1,737,910
        IASIS Healthcare, LLC
         8.750%, 06/15/14....................      350,000       367,500
        Icon Health & Fitness, Inc.
         11.250%, 04/01/12 (d)...............      125,000       104,688
        Insight Health Services Corp. (144A)
         9.174%, 11/01/11 (c)................      150,000       145,125
        National Mentor, Inc.
         9.625%, 12/01/12....................      250,000       261,250
        Omnicare, Inc.
         6.875%, 12/15/15....................      200,000       203,000
        Psychiatric Solutions, Inc.
         7.750%, 07/15/15....................      200,000       206,500
         10.625%, 06/15/13 (d)...............      133,000       151,288
        Tenet Healthcare Corp.
         6.875%, 11/15/31....................      125,000       100,625
         7.375%, 02/01/13 (d)................      325,000       299,812
         9.875%, 07/01/14....................       50,000        50,625

                                                      FACE
    SECURITY DESCRIPTION                             AMOUNT       VALUE*
    ------------------------------------------------------------------------

    HEALTH CARE PROVIDERS & SERVICES--(CONTINUED)
    Triad Hospitals, Inc.
     7.000%, 11/15/13............................ $    350,000 $     352,625
    Vanguard Health Holdings Co. II, LLC
     9.000%, 10/01/14............................      225,000       239,063
    Vanguard Health Holdings Co., LLC
     0/11.250%, 10/01/15 (e).....................      200,000       146,000
    Warner Chilcott Corp. (144A)
     8.750%, 02/01/15............................      250,000       230,000
                                                               -------------
                                                                   6,073,396
                                                               -------------

    HOTELS, RESTAURANTS & LEISURE--0.9%
    Caesars Entertainment, Inc.
     8.125%, 05/15/11 (d)........................       50,000        55,188
    Carrols Corp.
     9.000%, 01/15/13 (d)........................      250,000       243,125
    Chumash Casino & Resort Enterprises
     9.520%, 07/15/10............................       75,000        79,687
    Friendly Ice Cream Corp.
     8.375%, 06/15/12 (d)........................      125,000       111,250
    Gaylord Entertainment Co.
     6.750%, 11/15/14 (d)........................      225,000       220,500
    HMH Properties, Inc.
     7.875%, 08/01/08 (d)........................       31,000        31,349
    Inn of the Mountain Gods Resort
     12.000%, 11/15/10 (d).......................      325,000       321,750
    Isle of Capri Casinos, Inc.
     7.000%, 03/01/14............................      325,000       316,875
    Las Vegas Sands Corp.
     6.375%, 02/15/15............................      225,000       216,562
    MGM Mirage, Inc.
     6.750%, 09/01/12............................      575,000       582,906
    Mohegan Tribal Gaming Authority
     6.875%, 02/15/15............................      150,000       151,125
     7.125%, 08/15/14............................      125,000       127,969
    Park Place Entertainment Corp.
     9.375%, 02/15/07............................      225,000       234,281
    Penn National Gaming, Inc.
     6.875%, 12/01/11............................      100,000       101,000
    SBarro, Inc.
     11.000%, 09/15/09 (d).......................      275,000       273,625
    Six Flags, Inc.
     9.625%, 06/01/14............................      100,000        97,250
     9.750%, 04/15/13............................      100,000        98,125
    Starwood Hotels & Resorts Worldwide, Inc.
     7.875%, 05/01/12............................      350,000       385,875
    Station Casinos, Inc.
     6.875%, 03/01/16............................      300,000       306,750
    Turning Stone Casino Resort Enterprise (144A)
     9.125%, 12/15/10............................      250,000       257,500
                                                               -------------
                                                                   4,212,692
                                                               -------------

    HOUSEHOLD DURABLES--0.1%
    Sealy Mattress Co.
     8.250%, 06/15/14 (d)........................      225,000       231,750

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-349

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

FIXED INCOME--(CONTINUED)


                                               FACE
          SECURITY DESCRIPTION                AMOUNT       VALUE*
          -----------------------------------------------------------

          HOUSEHOLD DURABLES--(CONTINUED)
          Simmons Bedding Co.
           7.875%, 01/15/14 (d)........... $    175,000 $     161,875
          Tempur-Pedic, Inc.
           10.250%, 08/15/10 (d)..........      163,000       176,244
          Windmere-Durable Holdings, Inc.
           10.000%, 07/31/08 (d)..........       36,000        34,920
                                                        -------------
                                                              604,789
                                                        -------------

          HOUSEHOLD PRODUCTS--0.0%
          Home Interiors & Gifts, Inc.
           10.125%, 06/01/08..............      265,000       185,500
                                                        -------------

          INDEPENDENT POWER PRODUCERS & ENERGY TRADERS--0.3%
          Duke Energy Co.
           4.200%, 10/01/08...............    1,125,000     1,100,272
          Mirant North America, LLC (144A)
           7.375%, 12/31/13...............      275,000       278,094
                                                        -------------
                                                            1,378,366
                                                        -------------

          LEISURE EQUIPMENT & PRODUCTS--0.4%
          Boyd Gaming Corp.
           6.750%, 04/15/14 (d)...........      400,000       397,000
          Herbst Gaming, Inc.
           8.125%, 06/01/12...............      225,000       234,000
          Penn National Gaming, Inc.
           6.750%, 03/01/15...............      300,000       294,750
          Pinnacle Entertainment, Inc.
           8.750%, 10/01/13...............      375,000       399,375
          Riddell Bell Holdings, Inc.
           8.375%, 10/01/12...............      225,000       208,688
          Seneca Gaming Corp.
           7.250%, 05/01/12...............      225,000       226,406
                                                        -------------
                                                            1,760,219
                                                        -------------

          MACHINERY--0.3%
          Blount International, Inc.
           8.875%, 08/01/12...............      100,000       105,500
          Brand Services, Inc.
           12.000%, 10/15/12..............      125,000       131,250
          Case New Holland, Inc.
           9.250%, 08/01/11...............       25,000        26,750
          Dresser-Rand Group, Inc. (144A)
           7.375%, 11/01/14...............      294,000       302,820
          Hanover Compressor Co.
           Zero Coupon, 03/31/07..........      225,000       201,937
          NMHG Holding Co.
           10.000%, 05/15/09..............      100,000       106,500
          Sensus Metering Systems, Inc.
           8.625%, 12/15/13...............      250,000       221,250
          Terex Corp.
           7.375%, 01/15/14...............      147,000       145,530
           10.375%, 04/01/11 (d)..........      225,000       238,500
                                                        -------------
                                                            1,480,037
                                                        -------------

                                                     FACE
    SECURITY DESCRIPTION                            AMOUNT       VALUE*
    -----------------------------------------------------------------------

    MEDIA--2.1%
    AOL Time Warner, Inc.
     7.625%, 04/15/31........................... $  1,200,000 $   1,336,379
    Block Communications, Inc. (144A)
     8.250%, 12/15/15...........................      200,000       198,000
    Cablevision Systems Corp.
     8.716%, 04/01/09 (c).......................      350,000       353,500
    Cadmus Communications Corp.
     8.375%, 06/15/14...........................      250,000       256,875
    CanWest Media, Inc.
     8.000%, 09/15/12...........................      373,767       381,710
    CBD Media Holdings, LLC
     9.250%, 07/15/12 (d).......................      250,000       250,000
    CCH I Holdings, LLC (144A)
     0/11.750%, 05/15/14 (e)....................      275,000       152,625
     0/12.125%, 01/15/15 (e)....................       75,000        35,438
     10.000%, 05/15/14..........................       35,000        19,863
     11.000%, 10/01/15..........................      940,000       789,600
    Charter Communications Operating, LLC (144A)
     8.375%, 04/30/14...........................      250,000       248,750
    Cinemark, Inc.
     0/9.750%, 03/15/14 (e).....................      425,000       314,500
    CSC Holdings, Inc. (144A)
     7.000%, 04/15/12...........................      350,000       330,750
    Dex Media West, LLC
     0/9.000%, 11/15/13 (d) (e).................      375,000       298,125
     9.875%, 08/15/13...........................      244,000       270,840
    Dex Media, Inc.
     0/9.000%, 11/15/13 (d) (e).................       50,000        39,750
    DIRECTV Holdings, LLC
     6.375%, 06/15/15...........................      450,000       439,875
     8.375%, 03/15/13...........................      146,000       156,950
    EchoStar DBS Corp.
     6.625%, 10/01/14...........................      825,000       790,969
    Emmis Communications Corp.
     10.366%, 06/15/12 (c) (d)..................      125,000       125,469
    Houghton Mifflin Co.
     0/11.500%, 10/15/13 (e)....................      150,000       117,750
    Insight Midwest, L.P.
     10.500%, 11/01/10 (d)......................      250,000       262,812
    Interep National Radio Sales, Inc.
     10.000%, 07/01/08..........................      150,000       127,500
    Lodgenet Entertainment Corp.
     9.500%, 06/15/13...........................      250,000       271,875
    Loews Cineplex Entertainment Corp.
     9.000%, 08/01/14...........................       25,000        25,250
    Muzak, LLC
     9.875%, 03/15/09 (d).......................      150,000        82,687
     10.000%, 02/15/09..........................      100,000        87,250
    News America, Inc.
     5.300%, 12/15/14...........................      850,000       843,632
    R.H. Donnelley, Inc. (144A)
     10.875%, 12/15/12..........................      200,000       225,500
    Radio One, Inc.
     8.875%, 07/01/11...........................      200,000       211,000
    Rainbow National Services, LLC (144A)
     10.375%, 09/01/14..........................      175,000       196,000

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-350

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

FIXED INCOME--(CONTINUED)


                                                      FACE
    SECURITY DESCRIPTION                             AMOUNT       VALUE*
    ------------------------------------------------------------------------

    MEDIA--(CONTINUED)
    Sinclair Broadcast Group, Inc.
     8.000%, 03/15/12............................ $    275,000 $     283,250
     8.750%, 12/15/11............................      100,000       105,250
    Vertis, Inc.
     9.750%, 04/01/09............................      250,000       259,062
    Young Broadcasting, Inc.
     10.000%, 03/01/11 (d).......................      250,000       234,062
                                                               -------------
                                                                  10,122,848
                                                               -------------

    METALS & MINING--0.1%
    Imco Recycling, Inc.
     10.375%, 10/15/10...........................      225,000       245,813
    Mueller Holdings, Inc.
     0/14.750%, 04/15/14 (e).....................      375,000       282,187
                                                               -------------
                                                                     528,000
                                                               -------------

    MULTI-UTILITIES--0.6%
    Calpine Corp. (144A)
     8.500%, 07/15/10 (b)........................      275,000       225,500
     8.750%, 07/15/13 (b)........................       40,000        32,800
    Calpine Generating Co., LLC
     13.216%, 04/01/11 (b).......................      200,000       203,000
    Dynegy Holdings, Inc.
     7.125%, 05/15/18............................      250,000       222,500
     7.625%, 10/15/26............................      575,000       511,750
    Dynegy Holdings, Inc. (144A)
     9.875%, 07/15/10............................       50,000        54,813
    NRG Energy, Inc.
     8.000%, 12/15/13............................      586,000       653,390
    The AES Corp.
     7.750%, 03/01/14 (d)........................      200,000       209,750
     8.875%, 02/15/11 (d)........................       75,000        81,094
     9.375%, 09/15/10 (d)........................      375,000       409,687
     9.500%, 06/01/09 (d)........................       75,000        81,000
                                                               -------------
                                                                   2,685,284
                                                               -------------

    MUTUAL FUNDS--1.5%
    Targeted Return Index Securities Trust (144A)
     7.562%, 06/15/15 (c)........................    7,178,049     7,375,445
                                                               -------------

    OFFICE ELECTRONICS--0.2%
    IKON Office Solutions, Inc. (144A)
     7.750%, 09/15/15............................      150,000       146,250
    Interface, Inc.
     7.300%, 04/01/08............................      150,000       151,500
    Sungard Data Systems, Inc. (144A)
     9.125%, 08/15/13............................      100,000       103,500
    Xerox Capital Trust I
     8.000%, 02/01/27............................      525,000       540,750
                                                               -------------
                                                                     942,000
                                                               -------------

    OIL, GAS & CONSUMABLE FUELS--1.6%
    Chaparral Energy, Inc. (144A)
     8.500%, 12/01/15............................      350,000       362,250

                                                 FACE
         SECURITY DESCRIPTION                   AMOUNT       VALUE*
         --------------------------------------------------------------

         OIL, GAS & CONSUMABLE FUELS--(CONTINUED)
         Chesapeake Energy Corp.
          6.375%, 06/15/15.................. $    425,000 $     425,000
         Chesapeake Energy Corp. (144A)
          6.875%, 11/15/20..................      325,000       329,062
         El Paso Energy Corp.
          7.750%, 01/15/32 (d)..............      575,000       576,437
          7.800%, 08/01/31..................       75,000        74,813
          7.875%, 06/15/12 (d)..............      200,000       206,000
         Entergy Gulf Systems, Inc.
          6.200%, 07/01/33..................      750,000       722,241
         Exco Resources, Inc.
          7.250%, 01/15/11..................      375,000       380,625
         Forest Oil Corp.
          8.000%, 12/15/11..................      325,000       355,062
         Houston Exploration Co.
          7.000%, 06/15/13..................      200,000       192,000
         Kerr-McGee Corp.
          7.000%, 11/01/11 (d)..............      625,000       625,000
         Magnum Hunter Resources, Inc.
          9.600%, 03/15/12..................      260,000       282,100
         Massey Energy Co.
          6.625%, 11/15/10..................      200,000       203,250
         Massey Energy Co. (144A)
          6.875%, 12/15/13..................       75,000        75,656
         Plains Exploration & Production Co.
          7.125%, 06/15/14 (d)..............      250,000       258,750
         Pogo Producing Co. (144A)
          6.875%, 10/01/17..................      200,000       195,000
         Stone Energy Corp.
          8.250%, 12/15/11 (d)..............      275,000       283,938
         Swift Energy Co.
          7.625%, 07/15/11..................      350,000       357,000
         Valero Energy Corp.
          4.750%, 06/15/13..................    1,535,000     1,489,888
         Vintage Petroleum, Inc.
          7.875%, 05/15/11..................      125,000       130,625
         Whiting Petroleum Corp.
          7.250%, 05/01/13 (d)..............      175,000       177,188
         Whiting Petroleum Corp. (144A)
          7.000%, 02/01/14..................      200,000       200,500
                                                          -------------
                                                              7,902,385
                                                          -------------

         PAPER & FOREST PRODUCTS--0.2%
         Appleton Papers, Inc.
          9.750%, 06/15/14 (d)..............      150,000       140,250
         Boise Cascade, LLC
          7.125%, 10/15/14..................      300,000       279,750
         Bowater, Inc.
          6.500%, 06/15/13 (d)..............       25,000        22,375
         Buckeye Technologies, Inc.
          8.000%, 10/15/10 (d)..............       75,000        71,250
          8.500%, 10/01/13..................      150,000       150,000
          9.250%, 09/15/08 (d)..............      130,000       130,000
         Newark Group, Inc.
          9.750%, 03/15/14..................      250,000       220,000
                                                          -------------
                                                              1,013,625
                                                          -------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-351

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

FIXED INCOME--(CONTINUED)


                                                       FACE
  SECURITY DESCRIPTION                                AMOUNT       VALUE*
  ---------------------------------------------------------------------------

  PERSONAL PRODUCTS--0.1%
  del Laboratories, Inc.
   8.000%, 02/01/12 (d)........................... $    200,000 $     158,000
  General Nutrition Centers, Inc.
   8.500%, 12/01/10...............................      225,000       193,500
  Jafra Cosmetics International, Inc.
   10.750%, 05/15/11..............................      147,000       160,965
  Playtex Products, Inc.
   9.375%, 06/01/11...............................      125,000       130,938
                                                                -------------
                                                                      643,403
                                                                -------------

  PHARMACEUTICALS--0.5%
  Valeant Pharmaceuticals International
   7.000%, 12/15/11...............................      400,000       393,000
  Wyeth
   5.500%, 03/15/13...............................    1,975,000     2,002,192
                                                                -------------
                                                                    2,395,192
                                                                -------------

  REAL ESTATE--0.9%
  Boston Properties, L.P. (REIT)
   6.250%, 01/15/13...............................      850,000       891,694
  ERP Operating, L.P.
   5.250%, 09/15/14...............................      600,000       597,245
  Felcor Lodging, L.P. (REIT)
   9.000%, 06/01/11 (d)...........................      225,000       246,375
  Host Marriot, L.P. (REIT)
   6.375%, 03/15/15 (d)...........................      350,000       349,125
   9.500%, 01/15/07...............................      100,000       103,500
  iStar Financial, Inc. (REIT)
   5.150%, 03/01/12...............................    1,475,000     1,428,468
  Meristar Hospitality Operating Partnership, L.P.
   (REIT)
   9.125%, 01/15/11...............................      200,000       218,000
   10.500%, 06/15/09..............................       75,000        79,031
  OMEGA Healthcare Investors, Inc. (REIT) (144A)
   7.000%, 01/15/16...............................      400,000       396,500
                                                                -------------
                                                                    4,309,938
                                                                -------------

  ROAD & RAIL--0.3%
  Hertz Corp. (144A)
   8.875%, 01/01/14...............................      100,000       101,875
  Union Pacific Corp.
   3.625%, 06/01/10 (d)...........................    1,325,000     1,249,831
                                                                -------------
                                                                    1,351,706
                                                                -------------

  SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT-- 0.1%
  Amkor Technologies, Inc.
   7.125%, 03/15/11...............................       50,000        44,000
   7.750%, 05/15/13...............................       97,000        84,390
   9.250%, 02/15/08...............................      275,000       266,750
   10.500%, 05/01/09 (d)..........................      175,000       161,000
                                                                -------------
                                                                      556,140
                                                                -------------

                                               FACE
          SECURITY DESCRIPTION                AMOUNT       VALUE*
          -----------------------------------------------------------

          SPECIALTY RETAIL--0.4%
          Finlay Fine Jewelry Corp.
           8.375%, 06/01/12 (d)........... $    125,000 $     112,500
          Leslie's Poolmart, Inc.
           7.750%, 02/01/13...............      150,000       150,375
          NEBCO Evans Holdings Co.
           12.375%, 07/15/07 (a) (b)......      350,000             0
          Neiman Marcus Group, Inc. (144A)
           10.375%, 10/15/15..............      125,000       127,031
          PETCO Animal Supplies, Inc.
           10.750%, 11/01/11..............      125,000       135,313
          The Limited, Inc.
           6.950%, 03/01/33 (d)...........    1,225,000     1,239,858
                                                        -------------
                                                            1,765,077
                                                        -------------

          TEXTILES, APPAREL & LUXURY GOODS--0.1%
          Levi Strauss & Co.
           8.804%, 04/01/12 (c)...........       50,000        50,375
           9.750%, 01/15/15 (d)...........      250,000       260,000
           12.250%, 12/15/12..............       50,000        55,750
          Oxford Industries, Inc.
           8.875%, 06/01/11...............      150,000       152,813
                                                        -------------
                                                              518,938
                                                        -------------

          THRIFTS & MORTGAGE FINANCE--0.5%
          Countrywide Funding Corp.
           4.000%, 03/22/11 (d)...........    2,575,000     2,422,915
                                                        -------------

          TRADING COMPANIES & DISTRIBUTORS--0.0%
          Holt Group, Inc.
           9.750%, 01/15/06 (a) (b).......      200,000             0
                                                        -------------

          U.S. TREASURY--17.6%
          United States Treasury Bonds
           5.250%, 11/15/28 (d)...........    2,000,000     2,181,406
           5.375%, 02/15/31 (d)...........      125,000       140,410
           5.500%, 08/15/28 (d)...........      910,000     1,023,217
           6.125%, 11/15/27...............      200,000       241,344
           6.125%, 08/15/29 (d)...........    1,000,000     1,218,086
          United States Treasury Notes
           3.625%, 01/15/10 (d)...........    4,800,000     4,668,374
           4.000%, 03/15/10 (d)...........    3,500,000     3,449,824
           4.000%, 04/15/10 (d)...........   32,100,000    31,633,555
           4.125%, 08/15/10 (d)...........    6,000,000     5,940,936
           4.125%, 05/15/15 (d)...........    5,000,000     4,890,430
           4.250%, 11/15/14 (d)...........    2,330,000     2,302,876
           4.250%, 08/15/15 (d)...........   20,000,000    19,741,400
           5.000%, 02/15/11 (d)...........    8,000,000     8,239,688
                                                        -------------
                                                           85,671,546
                                                        -------------

          WIRELESS TELECOMMUNICATION SERVICES--0.8%
          American Tower Corp.
           7.500%, 05/01/12 (d)...........      150,000       156,750
          American Tower Escrow Corp.
           Zero Coupon, 08/01/08..........       80,000        62,600

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-352

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

FIXED INCOME--(CONTINUED)


                                                  FACE
       SECURITY DESCRIPTION                      AMOUNT       VALUE*
       -----------------------------------------------------------------

       WIRELESS TELECOMMUNICATION SERVICES--(CONTINUED)
       AT&T Wireless Services, Inc.
        8.750%, 03/01/31..................... $  1,100,000 $   1,457,300
       Centennial Communications Corp.
        8.125%, 02/01/14.....................      100,000       101,500
        10.125%, 06/15/13....................      250,000       271,875
       Centennial Communications Corp. (144A)
        10.000%, 01/01/13....................      175,000       176,750
       iPCS, Inc.
        11.500%, 05/01/12....................      225,000       258,188
       Nextel Communications, Inc.
        6.875%, 10/31/13.....................      250,000       260,803
        7.375%, 08/01/15 (d).................      800,000       844,254
       UbiquiTel Operating Co.
        9.875%, 03/01/11.....................      225,000       249,188
                                                           -------------
                                                               3,839,208
                                                           -------------

       YANKEE--2.6%
       Abitibi-Consolidated Co. of Canada
        8.375%, 04/01/15 (d).................      200,000       191,500
       Abitibi-Consolidated, Inc.
        7.750%, 06/15/11.....................      225,000       214,313
        8.550%, 08/01/10 (d).................      175,000       177,188
       Bowater Canada Finance Corp.
        7.950%, 11/15/11.....................      175,000       169,750
       Corporacion Andina de Fomento
        6.875%, 03/15/12 (d).................    1,500,000     1,631,787
       EnCana Holdings Finance Corp.
        5.800%, 05/01/14.....................    1,650,000     1,719,901
       Gaz Capital for Gazprom (144A)
        8.625%, 04/28/34.....................      800,000     1,012,000
       JSG Funding, Plc.
        9.625%, 10/01/12.....................      250,000       250,000
       Kerzner International, Ltd. (144A)
        6.750%, 10/01/15.....................      300,000       291,750
       Lombardy Region
        5.804%, 10/25/32.....................      875,000       943,444
       Norske Skof Canada, Ltd.
        8.625%, 06/15/11 (d).................      200,000       191,000
       Nova Chemicals Corp.
        6.500%, 01/15/12 (d).................      275,000       266,406
       Novelis, Inc. (144A)
        7.250%, 02/15/15.....................      425,000       396,312
       Rhodia S.A.
        7.625%, 06/01/10 (d).................      275,000       276,375
        8.875%, 06/01/11.....................       50,000        51,250
       Smurfit Capital
        7.500%, 11/20/25.....................      275,000       242,000
       Telecom Italia Capital, S.A.
        5.250%, 10/01/15.....................    1,675,000     1,629,951
       The Jean Coutu Group, Inc.
        8.500%, 08/01/14 (d).................      350,000       320,250
       Tyco International Group S.A.
        6.125%, 11/01/08.....................    1,625,000     1,658,759

                                                  FACE
       SECURITY DESCRIPTION                      AMOUNT       VALUE*
       -----------------------------------------------------------------

       YANKEE--(CONTINUED)
       United Utilities, Plc.
        4.550%, 06/19/18..................... $    815,000 $     742,663
       Videotron Ltee (144A)
        6.375%, 12/15/15.....................      250,000       248,437
       Yell Finance BV
        0/13.500%, 08/01/11 (d) (e)..........       49,000        50,348
                                                           -------------
                                                              12,675,384
                                                           -------------
       Total Fixed Income
        (Identified Cost $456,602,950).......                454,997,323
                                                           -------------

       COMMON STOCK--0.3%
       SECURITY DESCRIPTION                      SHARES       VALUE*
       -----------------------------------------------------------------

       CHEMICALS--0.0%
       Applied Extrusion Technologies, Inc.
        (Class B) (i)........................        2,164        17,312
                                                           -------------

       COMMERCIAL SERVICES & SUPPLIES--0.0%
       Continental AFA Dispensing Co. (i) (j)        8,621        47,415
                                                           -------------

       DIVERSIFIED FINANCIAL SERVICES--0.0%
       ContiFinancial Corp. (Liquidating Unit
        Trust) (i) (j).......................      229,692         2,828
                                                           -------------

       DIVERSIFIED TELECOMMUNICATION SERVICES--0.2%
       Liberty Global, Inc. (Series A) (i)...        7,929       178,403
       NTL, Inc. (i).........................        7,093       482,891
       Telewest Global, Inc. (i).............        9,846       234,532
                                                           -------------
                                                                 895,826
                                                           -------------

       MEDIA--0.0%
       Liberty Global, Inc. (Series C) (i)...        7,929       168,095
                                                           -------------

       WIRELESS TELECOMMUNICATION SERVICES--0.1%
       American Tower Corp. (Class A) (i)....       16,602       449,914
                                                           -------------
       Total Common Stock
        (Identified Cost $1,276,388).........                  1,581,390
                                                           -------------

       PREFERRED STOCK--0.1%
       -----------------------------------------------------------------

       DIVERSIFIED FINANCIAL SERVICES--0.0%
       TCR Holdings (Class B) (i)............          840             1
       TCR Holdings (Class C) (a) (i)........          462             0
       TCR Holdings (Class D) (i)............        1,219             1
       TCR Holdings (Class E) (i)............        2,521             3
                                                           -------------
                                                                       5
                                                           -------------

       WIRELESS TELECOMMUNICATION SERVICES--0.1%
       Alamosa Holdings, Inc.................          374       512,801
                                                           -------------
       Total Preferred Stock
        (Identified Cost $110,256)...........                    512,806
                                                           -------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-353

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

ESCROW SHARES--0.0%


    SECURITY DESCRIPTION                               SHARES      VALUE*
    ------------------------------------------------------------------------

    FOOD PRODUCTS--0.0%
    Vlasic Foods, Inc. (Escrow Receipt) (f).........     105,922 $     2,118
                                                                 -----------
    Total Escrow Shares
     (Identified Cost $0)...........................                   2,118
                                                                 -----------

    WARRANTS--0.0%
    ------------------------------------------------------------------------

    COMMUNICATIONS EQUIPMENT--0.0%
    American Tower Corp. (144A) (i).................          80      30,621
                                                                 -----------

    WIRELESS TELECOMMUNICATION SERVICES--0.0%
    Leap Wireless International, Inc. (144A) (a) (i)         125           0
                                                                 -----------

    YANKEE--0.0%
    Republic of Venezuela (h) (i)...................       3,750     108,750
    United Mexican States (i).......................       5,000      20,000
                                                                 -----------
                                                                     128,750
                                                                 -----------
    Total Warrants
     (Identified Cost $58,010)......................                 159,371
                                                                 -----------

    SHORT TERM INVESTMENTS--43.4%
                                                        FACE
    SECURITY DESCRIPTION                               AMOUNT      VALUE*
    ------------------------------------------------------------------------

    COMMERCIAL PAPER--13.4%
    Beethoven Funding Corp.
     4.330%, 01/11/06............................... $13,045,000  13,029,310
    Belmont Funding, LLC
     4.330%, 01/12/06...............................  13,100,000  13,082,668
    Berkeley Square Finance, LLC
     4.330%, 01/11/06...............................  12,675,000  12,659,755
    DaimlerChrysler North America Holdings Corp.
     4.450%, 01/11/06...............................   6,592,000   6,583,852
    Four Winds Funding Corp.
     4.380%, 01/12/06...............................   6,575,000   6,566,200
    Mica Funding, LLC
     4.330%, 01/12/06...............................  13,100,000  13,082,668
                                                                 -----------
                                                                  65,004,453
                                                                 -----------

    REPURCHASE AGREEMENT--28.0%
    Goldman Sachs Repurchase Agreement dated
     12/30/05 at 4.260% to be repurchased at
     $75,035,500 on 01/03/06, collateralized by
     $77,575,000 Federal Home Loan Mortgage
     Corp. 4.110% due 02/16/10 with a value of
     $76,508,344....................................  75,000,000  75,000,000

                                                     FACE
    SECURITY DESCRIPTION                            AMOUNT        VALUE*
    ------------------------------------------------------------------------
    Greenwich Capital Repurchase Agreement
     dated 12/30/05 at 4.250% to be
     repurchased at $57,701,235 on 01/03/06,
     collateralized by $59,075,000 Federal
     National Mortgage Association Zero Coupon
     Discount Note due 02/03/06 with a value of
     $58,820,210................................. $57,674,000 $  57,674,000
    State Street Corp. Repurchase Agreement dated
     12/30/05 at 3.050% to be repurchased at
     $3,406,154 on 01/03/06, collateralized by
     $3,445,000 U.S. Treasury Note 3.875% due
     07/31/07 with a value of $3,473,225.........   3,405,000     3,405,000
                                                              -------------
                                                                136,079,000
                                                              -------------

    U.S. TREASURY--2.0%
    United States Treasury Bills
     3.520%, 01/12/06 (d)........................   2,000,000     1,997,849
     3.525%, 01/12/06 (d)........................   2,000,000     1,997,846
     3.545%, 01/12/06 (d)........................   4,000,000     3,995,667
     3.550%, 01/12/06 (d)........................   2,000,000     1,997,830
                                                              -------------
                                                                  9,989,192
                                                              -------------
    Total Short Term Investments
     (Amortized Cost $211,072,645)...............               211,072,645
                                                              -------------
    Total Investments--137.4%
     (Identified Cost $669,120,249) (k)..........               668,325,653
    Liabilities in excess of other assets........              (181,949,209)
                                                              -------------
    TOTAL NET ASSETS--100%.......................             $ 486,376,444
                                                              =============

(a)  ZERO VALUED SECURITY.
(b)  NON-INCOME PRODUCING; DEFAULTED BOND.
(c)  VARIABLE OR FLOATING RATE SECURITY. RATE DISCLOSED IS AS OF DECEMBER 31,
     2005.
(d) A PORTION OR ALL OF THE SECURITY WAS HELD ON LOAN. AS OF DECEMBER 31, 2005, THE MARKET VALUE OF SECURITIES LOANED WAS $108,569,936 AND THE COLLATERAL RECEIVED CONSISTED OF CASH IN THE AMOUNT OF $110,833,511.
(e) STEP BOND: COUPON RATE IS SET FOR AN INITIAL PERIOD AND THEN INCREASED TO A HIGHER COUPON RATE AT A SPECIFIED DATE.
(f) ESCROW RECEIPT IS A CERTIFICATE WHICH GUARANTEES THAT THE SECURITIES UNDERLYING AN OPTION CONTRACT ARE ON DEPOSIT AND WILL BE DELIVERED IN THE EVENT THAT THE OPTION IS EXERCISED.
(g) INTEREST ONLY CERTIFICATE. THIS SECURITY RECEIVES MONTHLY INTEREST PAYMENTS BUT IS NOT ENTITLED TO PRINCIPAL PAYMENTS.
(h) SECURITY WAS VALUED IN GOOD FAITH UNDER PROCEDURES ESTABLISHED BY THE BOARD OF DIRECTORS.
(i)  NON-INCOME PRODUCING.
(j) NON-INCOME PRODUCING; ISSUER FILED UNDER CHAPTER 11 OF THE FEDERAL BANKRUPTCY CODE.
(k) THE AGGREGATE COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES AS OF DECEMBER 31, 2005 WAS $669,831,685 AND THE COMPOSITION OF UNREALIZED APPRECIATION AND (DEPRECIATION) OF INVESTMENT SECURITIES WAS $6,319,192 AND ($7,825,224), RESPECTIVELY.

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-354

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005


(144A)--SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AS OF DECEMBER 31, 2005, THE MARKET VALUE OF 144A SECURITIES WAS $29,706,182, WHICH IS 6.1% OF TOTAL NET ASSETS.
(REIT)--A REAL ESTATE INVESTMENT TRUST IS A POOLED INVESTMENT VEHICLE THAT INVESTS PRIMARILY IN INCOME-PRODUCING REAL ESTATE OR REAL ESTATE RELATED LOANS OR INTEREST.
(TBA)--A CONTRACT FOR THE PURCHASE OR SALE OF A MORTGAGE BACKED SECURITY TO BE DELIVERED AT A FUTURE DATE BUT DOES NOT INCLUDE A SPECIFIED POOL OR PRECISE AMOUNT TO BE DELIVERED.
(ARS)--ARGENTINE PESO
FUTURES CONTRACTS

                                                                                             UNREALIZED
                                                    NUMBER OF   CONTRACT    VALUATION AS OF APPRECIATION/
FUTURES CONTRACTS LONG              EXPIRATION DATE CONTRACTS    AMOUNT       12/31/2005    DEPRECIATION
----------------------              --------------- --------- ------------  --------------- -------------
U.S. Treasury Notes 10 Year Futures    3/22/2006       167    $ 18,121,434   $ 18,270,844     $149,410

FUTURES CONTRACTS SHORT
-----------------------
U.S. Treasury Notes 2 Year Futures.    3/31/2006      (107)    (21,927,909)   (21,955,062)     (27,153)
U.S. Treasury Notes 5 Year Futures.    3/22/2006        (7)       (740,825)      (744,406)      (3,581)
                                                                                              --------
Net Unrealized Appreciation................................................................   $118,676
                                                                                              ========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-355

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2005

      ASSETS
        Investments at value..................              $532,246,653
        Investments in repurchase agreements..               136,079,000
        Cash..................................                       976
        Foreign cash at value.................                         3
        Collateral for securities loaned......               110,833,511
        Receivable for:
         Securities sold......................                     1,400
         Fund shares sold.....................                 1,324,560
         Accrued interest and dividends.......                 4,490,478
                                                            ------------
          Total Assets........................               784,976,581
      LIABILITIES
        Payable for:
         Fund shares redeemed................. $    744,905
         Securities purchased.................  186,588,712
         Futures variation margin.............       20,015
         Return of collateral for securities
          loaned..............................  110,833,511
        Accrued expenses:
         Management fees......................      262,400
         Service and distribution fees........       43,661
         Deferred directors' fees.............       15,670
         Other expenses.......................       91,263
                                               ------------
          Total Liabilities...................               298,600,137
                                                            ------------
      NET ASSETS..............................              $486,376,444
                                                            ============
        Net assets consists of:
         Capital paid in......................              $465,683,874
         Undistributed net investment income..                19,019,295
         Accumulated net realized gains.......                 2,349,472
         Unrealized depreciation on
          investments, futures contracts and
          foreign currency....................                  (676,197)
                                                            ------------
      NET ASSETS..............................              $486,376,444
                                                            ============
      Computation of offering price:
      CLASS A
      Net asset value and redemption price per
       share ($213,905,500 divided by
       16,821,424 shares outstanding).........              $      12.72
                                                            ============
      CLASS B
      Net asset value and redemption price per
       share ($120,589,660 divided by
       9,526,792 shares outstanding)..........              $      12.66
                                                            ============
      CLASS E
      Net asset value and redemption price per
       share ($151,881,284 divided by
       11,981,131 shares outstanding).........              $      12.68
                                                            ============
      Identified cost of investments..........              $669,120,249
                                                            ============
      Identified cost of foreign cash.........              $          3
                                                            ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31, 2005

   INVESTMENT INCOME
     Dividends...............................               $     34,845
     Interest................................                 19,672,420 (a)
                                                            ------------
                                                              19,707,265
   EXPENSES
     Management fees......................... $  2,634,095
     Service and distribution fees--Class B..      184,413
     Service and distribution fees--Class E..      222,614
     Directors' fees and expenses............       22,695
     Custodian...............................      228,323
     Audit and tax services..................       21,768
     Legal...................................       10,657
     Printing................................      101,675
     Insurance...............................        7,075
     Miscellaneous...........................        5,748
                                              ------------
     Total expenses..........................                  3,439,063
                                                            ------------
   NET INVESTMENT INCOME.....................                 16,268,202
                                                            ------------
   REALIZED AND UNREALIZED LOSS
   Realized gain on:
     Investments--net........................    3,663,014
     Futures contracts--net..................      747,167
     Foreign currency transactions--net......    1,302,224     5,712,405
                                              ------------
   Unrealized appreciation (depreciation) on:
     Investments--net........................  (11,079,142)
     Futures contracts--net..................     (107,605)
     Foreign currency transactions--net......      337,088   (10,849,659)
                                              ------------  ------------
   Net loss..................................                 (5,137,254)
                                                            ------------
   NET INCREASE IN NET ASSETS FROM
    OPERATIONS...............................               $ 11,130,948
                                                            ============

(a)INCLUDES INCOME ON SECURITIES LOANED OF $51,891.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-356

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                           YEAR ENDED    YEAR ENDED
                                                          DECEMBER 31,  DECEMBER 31,
                                                              2005          2004
                                                          ------------  ------------
FROM OPERATIONS
  Net investment income.................................. $ 16,268,202  $ 11,167,311
  Net realized gain......................................    5,712,405     7,054,719
  Unrealized appreciation (depreciation).................  (10,849,659)    1,515,000
                                                          ------------  ------------
  INCREASE IN NET ASSETS FROM OPERATIONS.................   11,130,948    19,737,030
                                                          ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A..............................................   (5,423,779)   (4,722,566)
    Class B..............................................   (1,713,034)      (18,942)
    Class E..............................................   (4,417,235)   (3,832,724)
                                                          ------------  ------------
                                                           (11,554,048)   (8,574,232)
                                                          ------------  ------------
   Net realized gain
    Class A..............................................   (3,345,753)            0
    Class B..............................................   (1,124,453)            0
    Class E..............................................   (2,870,082)            0
                                                          ------------  ------------
                                                            (7,340,288)            0
                                                          ------------  ------------
  TOTAL DISTRIBUTIONS....................................  (18,894,336)   (8,574,232)
                                                          ------------  ------------
  INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.  148,976,048    84,158,016
                                                          ------------  ------------
  TOTAL INCREASE IN NET ASSETS...........................  141,212,660    95,320,814

NET ASSETS
  Beginning of the period................................  345,163,784   249,842,970
                                                          ------------  ------------
  End of the period...................................... $486,376,444  $345,163,784
                                                          ============  ============
UNDISTRIBUTED NET INVESTMENT INCOME
  End of the period...................................... $ 19,019,295  $ 11,956,037
                                                          ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                           YEAR ENDED                YEAR ENDED
                                                        DECEMBER 31, 2005         DECEMBER 31, 2004
                                                    ------------------------  ------------------------
                                                      SHARES          $         SHARES          $
                                                    ----------  ------------  ----------  ------------
CLASS A
  Sales............................................  7,365,345  $ 93,430,873   3,067,925  $ 38,773,578
  Reinvestments....................................    708,363     8,769,532     384,887     4,722,566
  Redemptions...................................... (3,847,414)  (48,916,740) (3,034,308)  (38,149,788)
                                                    ----------  ------------  ----------  ------------
  Net increase.....................................  4,226,294  $ 53,283,665     418,504  $  5,346,356
                                                    ==========  ============  ==========  ============
CLASS B
  Sales............................................  7,228,893  $ 91,416,951   3,102,534  $ 38,776,362
  Reinvestments....................................    229,942     2,837,487       1,545        18,942
  Redemptions......................................   (730,461)   (9,224,205)   (326,958)   (4,063,471)
                                                    ----------  ------------  ----------  ------------
  Net increase.....................................  6,728,374  $ 85,030,233   2,777,121  $ 34,731,833
                                                    ==========  ============  ==========  ============
CLASS E
  Sales............................................  2,115,532  $ 26,862,474   5,689,453  $ 71,523,828
  Reinvestments....................................    590,066     7,287,317     312,875     3,832,724
  Redemptions...................................... (1,850,232)  (23,487,641) (2,508,165)  (31,276,725)
                                                    ----------  ------------  ----------  ------------
  Net increase.....................................    855,366  $ 10,662,150   3,494,163  $ 44,079,827
                                                    ==========  ============  ==========  ============
  Increase derived from capital share transactions. 11,810,034  $148,976,048   6,689,788  $ 84,158,016
                                                    ==========  ============  ==========  ============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-357

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                               CLASS A
                                                          ------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                          ------------------------------------------------
                                                            2005      2004      2003      2002      2001
                                                          --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD..................... $  13.04  $  12.61  $  11.44  $  11.20  $  11.42
                                                          --------  --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..................................     0.36      0.46      0.51      0.69      0.70
  Net realized and unrealized gain (loss) of investments.    (0.01)     0.35      0.92      0.35      0.04
                                                          --------  --------  --------  --------  --------
  Total from investment operations.......................     0.35      0.81      1.43      1.04      0.74
                                                          --------  --------  --------  --------  --------
LESS DISTRIBUTIONS
  Distributions from net investment income...............    (0.41)    (0.38)    (0.26)    (0.80)    (0.96)
  Distributions from net realized capital gains..........    (0.26)     0.00      0.00      0.00      0.00
                                                          --------  --------  --------  --------  --------
  Total distributions....................................    (0.67)    (0.38)    (0.26)    (0.80)    (0.96)
                                                          --------  --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD........................... $  12.72  $  13.04  $  12.61  $  11.44  $  11.20
                                                          ========  ========  ========  ========  ========
TOTAL RETURN (%).........................................      2.8       6.6      12.6       9.6       6.6
Ratio of operating expenses to average net assets (%)....     0.75      0.77      0.81      0.85      0.84
Ratio of net investment income to average net assets (%).     4.11      3.79      4.66      6.25      6.44
Portfolio turnover rate (%)..............................      507       393       329       239       248
Net assets, end of period (000).......................... $213,906  $164,213  $153,549  $122,023  $109,448

                                                                            CLASS B
                                                          -----------------------------------------
                                                                                     JULY 30, 2002/(A)/
                                                           YEAR ENDED DECEMBER 31,        THROUGH
                                                          -------------------------    DECEMBER 31,
                                                            2005      2004    2003         2002
                                                          --------  -------  ------  -----------------
NET ASSET VALUE, BEGINNING OF PERIOD..................... $  12.99  $ 12.58  $11.41       $10.43
                                                          --------  -------  ------       ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..................................     0.40     0.39    0.23         0.14
  Net realized and unrealized gain (loss) of investments.    (0.08)    0.38    1.19         0.84
                                                          --------  -------  ------       ------
  Total from investment operations.......................     0.32     0.77    1.42         0.98
                                                          --------  -------  ------       ------
LESS DISTRIBUTIONS
  Distributions from net investment income...............    (0.39)   (0.36)  (0.25)        0.00
  Distributions from net realized capital gains..........    (0.26)    0.00    0.00         0.00
                                                          --------  -------  ------       ------
  Total distributions....................................    (0.65)   (0.36)  (0.25)        0.00
                                                          --------  -------  ------       ------
NET ASSET VALUE, END OF PERIOD........................... $  12.66  $ 12.99  $12.58       $11.41
                                                          ========  =======  ======       ======
TOTAL RETURN (%).........................................      2.6      6.3    12.6          9.4(b)
Ratio of operating expenses to average net assets (%)....     1.00     1.02    1.06         1.10(c)
Ratio of net investment income to average net assets (%).     3.92     3.66    3.95         5.66(c)
Portfolio turnover rate (%)..............................      507      393     329          239
Net assets, end of period (000).......................... $120,590  $36,346  $  268       $    2

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-358

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                                 CLASS E
                                                          --------------------------------------------------
                                                                                                MAY 1, 2001/(A)/
                                                                 YEAR ENDED DECEMBER 31,            THROUGH
                                                          ------------------------------------   DECEMBER 31,
                                                            2005      2004      2003     2002        2001
                                                          --------  --------  -------  -------  ---------------
NET ASSET VALUE, BEGINNING OF PERIOD..................... $  13.00  $  12.58  $ 11.42  $ 11.20      $10.80
                                                          --------  --------  -------  -------      ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..................................     0.50      0.38     0.42     0.73        0.10
  Net realized and unrealized gain (loss) of investments.    (0.17)     0.41     0.99     0.29        0.30
                                                          --------  --------  -------  -------      ------
  Total from investment operations.......................     0.33      0.79     1.41     1.02        0.40
                                                          --------  --------  -------  -------      ------
LESS DISTRIBUTIONS
  Distributions from net investment income...............    (0.39)    (0.37)   (0.25)   (0.80)       0.00
  Distributions from net realized capital gains..........    (0.26)     0.00     0.00     0.00        0.00
                                                          --------  --------  -------  -------      ------
  Total distributions....................................    (0.65)    (0.37)   (0.25)   (0.80)       0.00
                                                          --------  --------  -------  -------      ------
NET ASSET VALUE, END OF PERIOD........................... $  12.68  $  13.00  $ 12.58  $ 11.42      $11.20
                                                          ========  ========  =======  =======      ======
TOTAL RETURN (%).........................................      2.7       6.5     12.5      9.4         3.7(b)
Ratio of operating expenses to average net assets (%)....     0.90      0.92     0.96     1.00        0.99(c)
Ratio of net investment income to average net assets (%).     3.95      3.64     4.34     6.03        5.50(c)
Portfolio turnover rate (%)..............................      507       393      329      239         248
Net assets, end of period (000).......................... $151,881  $144,605  $96,026  $26,060      $2,476

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-359

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

FIXED INCOME--91.2% OF TOTAL NET ASSETS


                                                  FACE
        SECURITY DESCRIPTION                     AMOUNT       VALUE*
        ---------------------------------------------------------------

        FEDERAL AGENCIES--73.0%
        Federal Home Loan Bank
         5.800%, 09/02/08.................... $  1,000,000 $  1,025,080
        Federal Home Loan Mortgage Corp.
         4.500%, 04/15/32....................      182,747      166,171
         5.000%, TBA.........................   87,000,000   84,199,644
         5.500%, 01/15/23 (a)................    6,708,206      259,662
         5.500%, TBA.........................   50,000,000   49,531,250
         6.000%, 10/01/10....................          430          438
         6.000%, 10/01/28....................      126,526      127,975
         6.000%, 11/01/28....................      150,935      152,937
         6.000%, TBA.........................   27,900,000   28,170,295
         6.500%, 08/01/13....................       29,977       30,723
         6.500%, 03/01/26....................        2,173        2,236
         6.500%, 07/01/26....................       54,412       56,009
         7.000%, 07/01/11....................       10,631       11,033
         7.500%, 05/01/07....................        2,810        2,866
         8.000%, 12/01/19....................       15,931       16,966
         8.000%, 07/01/20....................       52,664       56,025
         8.250%, 04/01/17....................        2,135        2,283
         9.000%, 10/01/17....................       12,939       13,498
        Federal National Mortgage Association
         4.819%, 01/25/43 (b)................    1,858,740    1,886,466
         5.000%, TBA.........................  113,325,000  109,783,594
         5.500%, 04/01/35....................    4,761,197    4,715,569
         5.500%, TBA.........................  133,000,000  132,068,450
         5.827%, 02/17/09 (b)................    2,000,000    1,947,100
         6.000%, TBA.........................   62,000,000   62,622,784
         6.500%, 06/01/08....................       10,054       10,322
         6.500%, 12/01/10....................        5,026        5,168
         6.500%, 04/01/13....................       89,238       91,673
         6.500%, 07/01/13....................       51,877       53,292
         6.500%, 06/01/17....................      715,979      735,620
         6.500%, 03/01/26....................       10,401       10,718
         6.500%, 04/01/29....................      317,565      326,666
         6.500%, TBA.........................   32,000,000   32,820,000
         6.527%, 05/25/30 (b)................      595,826      614,515
         7.000%, 12/01/14....................       47,429       49,297
         7.000%, 07/01/15....................        7,343        7,559
         7.000%, 11/01/23....................        5,732        5,992
         7.000%, 02/01/28....................       30,479       31,795
         7.000%, 10/01/28....................      135,356      141,100
         7.000%, 11/01/28....................       15,444       16,099
         7.000%, 02/01/29....................       50,520       52,796
         7.000%, 01/01/30....................       14,032       14,656
         7.000%, 01/01/34....................    1,400,854    1,461,643
         7.500%, 11/01/30....................       53,116       55,667
         7.500%, 01/01/31....................       23,716       24,855
         8.000%, 05/01/28....................       13,212       14,122
         8.000%, 07/01/30....................        1,853        1,980
         8.000%, 08/01/30....................       25,571       27,315
         8.000%, 10/01/30....................       21,820       23,308
         8.000%, 02/01/31....................      672,920      719,338
         8.000%, 08/01/31....................        5,097        5,444
         8.000%, 07/01/32....................        2,989        3,192
         11.500%, 09/01/19...................        1,047        1,147
         12.000%, 10/01/15...................       47,265       53,929

                                                    FACE
       SECURITY DESCRIPTION                        AMOUNT       VALUE*
       ------------------------------------------------------------------

       FEDERAL AGENCIES--(CONTINUED)
        12.000%, 01/15/16...................... $      3,670 $      4,148
        12.500%, 09/20/15......................        4,862        5,379
        12.500%, 01/15/16......................       41,611       46,037
        62.090%, 12/28/28 (a) (b)..............           43           43
       Government National Mortgage Association
        6.500%, 08/15/34.......................    1,074,536    1,121,719
        7.500%, 01/15/29.......................       26,626       28,069
        7.500%, 09/15/29.......................       24,051       25,308
        7.500%, 02/15/30.......................       28,193       29,725
        7.500%, 04/15/30.......................       31,592       33,308
        7.500%, 05/15/30.......................       14,105       14,837
        7.500%, 09/15/30.......................       32,411       34,171
        8.500%, 06/15/25.......................      210,879      229,627
        9.000%, 12/15/16.......................       32,759       35,460
                                                             ------------
                                                              515,836,093
                                                             ------------

       U.S. TREASURY--18.2%
       United States Treasury Notes
        2.875%, 11/30/06.......................   15,000,000   14,791,995
        3.375%, 11/15/08.......................   16,500,000   16,057,206
        3.375%, 10/15/09.......................    5,000,000    4,828,320
        4.000%, 04/15/10.......................   50,000,000   49,273,450
        4.250%, 08/15/15.......................   30,000,000   29,612,100
        4.500%, 11/15/15.......................   14,000,000   14,114,842
                                                             ------------
                                                              128,677,913
                                                             ------------
       Total Fixed Income
        (Identified Cost $642,906,555).........               644,514,006
                                                             ------------

       SHORT TERM INVESTMENTS--78.9%
       ------------------------------------------------------------------

       DISCOUNT NOTES--32.6%
       Federal Farm Credit Bank
        3.400%, 01/03/06.......................   50,000,000   49,990,555
        3.520%, 01/05/06.......................   35,000,000   34,986,311
        3.620%, 01/10/06.......................   20,000,000   19,981,900
        3.750%, 01/12/06.......................   25,000,000   24,971,354
        4.120%, 01/12/06.......................   50,000,000   49,937,056
       Federal Home Loan Bank
        4.150%, 01/12/06.......................   50,000,000   49,936,597
                                                             ------------
                                                              229,803,773
                                                             ------------

       REPURCHASE AGREEMENT--21.9%
       Goldman Sachs Repurchase Agreement dated
        12/30/05 at 4.260% to be repurchased at
        $154,922,295 on 01/03/06,
        collateralized by $160,000,000 Federal
        Home Loan Mortgage Corp. 4.110% due
        02/16/10 with a value of
        $157,800,000...........................  154,849,000  154,849,000
                                                             ------------

       U.S. TREASURY--24.4%
       United States Treasury Bills............
        3.525%, 01/12/06.......................   13,200,000   13,185,782
        3.545%, 01/12/06.......................   72,700,000   72,621,252

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-360

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

SHORT TERM INVESTMENTS--(CONTINUED)


                                                FACE
      SECURITY DESCRIPTION                     AMOUNT         VALUE*
      -------------------------------------------------------------------

      U.S. TREASURY--(CONTINUED)
       3.550%, 01/12/06.................... $  31,600,000 $   31,565,723
       4.000%, 01/12/06....................    55,000,000     54,932,778
                                                          --------------
                                                             172,305,535
                                                          --------------
      Total Short Term Investments
       (Amortized Cost $556,958,308).......                  556,958,308
      Total Investments--170.1%
       (Identified Cost $1,199,864,863) (c)                1,201,472,314
      Liabilities in excess of other assets                 (495,102,448)
                                                          --------------
      TOTAL NET ASSETS--100%...............               $  706,369,866
                                                          ==============

(a) INTEREST ONLY CERTIFICATE. THIS SECURITY RECEIVES MONTHLY INTEREST PAYMENTS BUT IS NOT ENTITLED TO PRINCIPAL PAYMENTS.
(b)  VARIABLE OR FLOATING RATE SECURITY. RATE DISCLOSED IS AS OF DECEMBER 31,
     2005.
(c) THE AGGREGATE COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES AS OF DECEMBER 31, 2005 WAS $1,199,901,534 AND THE COMPOSITION OF UNREALIZED APPRECIATION AND (DEPRECIATION) OF INVESTMENT SECURITIES WAS $3,442,609 AND ($1,871,829), RESPECTIVELY.
(TBA)--A CONTRACT FOR THE PURCHASE OR SALE OF A MORTGAGE BACKED SECURITY TO BE DELIVERED AT A FUTURE DATE BUT DOES NOT INCLUDE A SPECIFIED POOL OR PRECISE AMOUNT TO BE DELIVERED.
FUTURES CONTRACTS

                                                                                             UNREALIZED
                                                    NUMBER OF   CONTRACT    VALUATION AS OF APPRECIATION/
FUTURES CONTRACTS LONG              EXPIRATION DATE CONTRACTS    AMOUNT       12/31/2005    DEPRECIATION
----------------------              --------------- --------- ------------  --------------- -------------
U.S. Treasury Notes 2 Year Futures.    3/31/2006        82    $ 16,816,343   $ 16,825,375     $   9,032

FUTURES CONTRACTS SHORT
-----------------------
U.S. Treasury Notes 5 Year Futures.    3/22/2006       (49)     (5,210,843)    (5,185,776)      (25,067)
U.S. Treasury Notes 10 Year Futures    3/22/2006      (177)    (19,364,906)   (19,187,239)     (177,667)
                                                                                              ---------
Net Unrealized Depreciation................................................................   $(193,702)
                                                                                              =========

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-361

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2005

    ASSETS
      Investments at value.....................              $1,046,623,314
      Investments in repurchase agreements.....                 154,849,000
      Cash.....................................                         973
      Receivable for:
       Fund shares sold........................                   1,269,867
       Accrued interest........................                   2,167,747
       Futures variation margin................                      26,312
                                                             --------------
        Total Assets...........................               1,204,937,213
    LIABILITIES
      Payable for:
       Fund shares redeemed.................... $    656,930
       Securities purchased....................  497,457,914
      Accrued expenses:
       Management fees.........................      279,567
       Service and distribution fees...........       39,022
       Deferred directors' fees................       12,944
       Other expenses..........................      120,970
                                                ------------
        Total Liabilities......................                 498,567,347
                                                             --------------
    NET ASSETS.................................              $  706,369,866
                                                             ==============
      Net assets consists of:
       Capital paid in.........................              $  698,341,214
       Undistributed net investment
        income.................................                  15,645,558
       Accumulated net realized losses.........                  (9,030,655)
       Unrealized appreciation on investments
        and futures contracts..................                   1,413,749
                                                             --------------
    NET ASSETS.................................              $  706,369,866
                                                             ==============
    Computation of offering price:
    CLASS A
    Net asset value and redemption price per
     share ($471,703,210 divided by
     38,585,374 shares outstanding)............              $        12.22
                                                             ==============
    CLASS B
    Net asset value and redemption price per
     share ($117,257,865 divided by
     9,639,567 shares outstanding).............              $        12.16
                                                             ==============
    CLASS E
    Net asset value and redemption price per
     share ($117,408,791 divided by
     9,637,716 shares outstanding).............              $        12.18
                                                             --------------
    Identified cost of investments.............              $1,199,864,863
                                                             ==============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2005

      INVESTMENT INCOME
        Interest................................              $19,043,475
                                                              -----------
      EXPENSES
        Management fees......................... $ 2,890,435
        Service and distribution fees--Class B..     188,791
        Service and distribution fees--Class E..     181,208
        Directors' fees and expenses............      22,483
        Custodian...............................     138,899
        Audit and tax services..................      21,767
        Legal...................................      12,317
        Printing................................     139,780
        Insurance...............................       8,266
        Miscellaneous...........................       6,421
                                                 -----------
        Total expenses..........................                3,610,367
                                                              -----------
      NET INVESTMENT INCOME.....................               15,433,108
                                                              -----------
      REALIZED AND UNREALIZED GAIN (LOSS)
      Realized gain (loss) on:
        Investments--net........................  (8,840,371)
        Futures contracts--net..................     467,184   (8,373,187)
                                                 -----------
      Unrealized appreciation (depreciation) on:
        Investments--net........................   1,392,704
        Futures contracts--net..................    (164,450)   1,228,254
                                                 -----------  -----------
      Net loss..................................               (7,144,933)
                                                              -----------
      NET INCREASE IN NET ASSETS FROM
       OPERATIONS...............................              $ 8,288,175
                                                              ===========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-362

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                           YEAR ENDED    YEAR ENDED
                                                          DECEMBER 31,  DECEMBER 31,
                                                              2005          2004
                                                          ------------  ------------
FROM OPERATIONS
  Net investment income.................................. $ 15,433,108  $  4,182,419
  Net realized gain (loss)...............................   (8,373,187)    6,238,114
  Unrealized appreciation (depreciation).................    1,228,254    (2,323,904)
                                                          ------------  ------------
  INCREASE IN NET ASSETS FROM OPERATIONS.................    8,288,175     8,096,629
                                                          ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A..............................................   (2,064,428)   (1,897,186)
    Class B..............................................     (723,628)       (4,095)
    Class E..............................................   (1,518,429)   (1,424,326)
                                                          ------------  ------------
                                                            (4,306,485)   (3,325,607)
                                                          ------------  ------------
   Net realized gain
    Class A..............................................   (2,816,213)   (1,500,939)
    Class B..............................................   (1,123,528)       (3,938)
    Class E..............................................   (2,311,931)   (1,245,040)
                                                          ------------  ------------
                                                            (6,251,672)   (2,749,917)
                                                          ------------  ------------
  TOTAL DISTRIBUTIONS....................................  (10,558,157)   (6,075,524)
                                                          ------------  ------------
  INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.  402,065,193    35,747,393
                                                          ------------  ------------
  TOTAL INCREASE IN NET ASSETS...........................  399,795,211    37,768,498

NET ASSETS
  Beginning of the period................................  306,574,655   268,806,157
                                                          ------------  ------------
  End of the period...................................... $706,369,866  $306,574,655
                                                          ============  ============
UNDISTRIBUTED NET INVESTMENT INCOME
  End of the period...................................... $ 15,645,558  $  4,286,414
                                                          ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                           YEAR ENDED                YEAR ENDED
                                                        DECEMBER 31, 2005         DECEMBER 31, 2004
                                                    ------------------------  ------------------------
                                                      SHARES          $         SHARES          $
                                                    ----------  ------------  ----------  ------------
CLASS A
  Sales............................................ 31,209,963  $378,680,852   3,337,129  $ 41,058,920
  Reinvestments....................................    404,361     4,880,641     281,302     3,398,125
  Redemptions...................................... (4,944,025)  (60,383,842) (4,180,028)  (51,363,844)
                                                    ----------  ------------  ----------  ------------
  Net increase (decrease).......................... 26,670,299  $323,177,651    (561,597) $ (6,906,799)
                                                    ==========  ============  ==========  ============
CLASS B
  Sales............................................  7,506,965  $ 91,490,409   2,928,993  $ 35,894,571
  Reinvestments....................................    153,546     1,847,156         666         8,033
  Redemptions......................................   (854,703)  (10,390,388)   (124,061)   (1,516,051)
                                                    ----------  ------------  ----------  ------------
  Net increase.....................................  6,805,808  $ 82,947,177   2,805,598  $ 34,386,553
                                                    ==========  ============  ==========  ============
CLASS E
  Sales............................................  1,266,995  $ 15,501,720   3,344,596  $ 41,085,629
  Reinvestments....................................    318,136     3,830,360     221,524     2,669,366
  Redemptions...................................... (1,915,941)  (23,391,715) (2,896,812)  (35,487,356)
                                                    ----------  ------------  ----------  ------------
  Net increase (decrease)..........................   (330,810) $ (4,059,635)    669,308  $  8,267,639
                                                    ==========  ============  ==========  ============
  Increase derived from capital share transactions. 33,145,297  $402,065,193   2,913,309  $ 35,747,393
                                                    ==========  ============  ==========  ============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-363

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                    CLASS A
                               ------------------------------------------------
                                            YEAR ENDED DECEMBER 31,
                               ------------------------------------------------
                                 2005      2004      2003      2002      2001
                               --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF
 PERIOD....................... $  12.43  $  12.34  $  12.34  $  11.97  $  11.94
                               --------  --------  --------  --------  --------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income........     0.19      0.20      0.18      0.38      0.37
 Net realized and unrealized
   gain of investments........     0.01      0.18      0.02      0.54      0.41
                               --------  --------  --------  --------  --------
 Total from investment
   operations.................     0.20      0.38      0.20      0.92      0.78
                               --------  --------  --------  --------  --------
LESS DISTRIBUTIONS
 Distributions from net
   investment income..........    (0.17)    (0.16)    (0.08)    (0.38)    (0.75)
 Distributions from net
   realized capital gains.....    (0.24)    (0.13)    (0.12)    (0.17)     0.00
                               --------  --------  --------  --------  --------
 Total distributions..........    (0.41)    (0.29)    (0.20)    (0.55)    (0.75)
                               --------  --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD $  12.22  $  12.43  $  12.34  $  12.34  $  11.97
                               ========  ========  ========  ========  ========
TOTAL RETURN (%)..............      1.7       3.0       1.7       7.9       6.7
Ratio of operating expenses
 to average net assets (%)....     0.61      0.64      0.65      0.70      0.70
Ratio of operating expenses
 to average net assets
 without giving effect to the
 contractual expense
 agreement would have been (%)     0.61      0.64      0.65      0.70      0.73
Ratio of net investment
 income to average net assets
 (%)..........................     3.00      1.56      1.22      2.20      4.49
Portfolio turnover rate (%)...      964       977       882       672       362
Net assets, end of period
 (000)........................ $471,703  $148,047  $154,010  $180,989  $102,066

                                                   CLASS B
                                 -----------------------------------------
                                                            JULY 30, 2002/(A)/
                                  YEAR ENDED DECEMBER 31,        THROUGH
                                 -------------------------    DECEMBER 31,
                                   2005      2004    2003         2002
                                 --------  -------  ------  -----------------
  NET ASSET VALUE, BEGINNING OF
   PERIOD....................... $  12.38  $ 12.31  $12.31       $11.88
                                 --------  -------  ------       ------
  INCOME FROM INVESTMENT
   OPERATIONS
   Net investment income........     0.25     0.16    0.06         0.04
   Net realized and unrealized
     gain (loss) of investments.    (0.08)    0.17    0.14         0.39
                                 --------  -------  ------       ------
   Total from investment
     operations.................     0.17     0.33    0.20         0.43
                                 --------  -------  ------       ------
  LESS DISTRIBUTIONS
   Distributions from net
     investment income..........    (0.15)   (0.13)  (0.08)        0.00
   Distributions from net
     realized capital gains.....    (0.24)   (0.13)  (0.12)        0.00
                                 --------  -------  ------       ------
   Total distributions..........    (0.39)   (0.26)  (0.20)        0.00
                                 --------  -------  ------       ------
  NET ASSET VALUE, END OF PERIOD $  12.16  $ 12.38  $12.31       $12.31
                                 ========  =======  ======       ======
  TOTAL RETURN (%)..............      1.4      2.7     1.6          3.6(b)
  Ratio of operating expenses
   to average net assets (%)....     0.86     0.89    0.90         0.95(c)
  Ratio of operating expenses
   to average net assets
   without giving effect to the
   contractual expense
   agreement would have been (%)     0.86     0.89    0.90         0.95(c)
  Ratio of net investment
   income to average net assets
   (%)..........................     2.76     1.81    0.79         1.34(c)
  Portfolio turnover rate (%)...      964      977     882          672
  Net assets, end of period
   (000)........................ $117,258  $35,073  $  347       $    2

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-364

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                CLASS E
                         ---------------------------------------------------
                                                                MAY 1, 2001/(A)/
                                YEAR ENDED DECEMBER 31,             THROUGH
                         -------------------------------------   DECEMBER 31,
                           2005      2004      2003      2002        2001
                         --------  --------  --------  -------  ---------------
NET ASSET VALUE,
 BEGINNING OF PERIOD.... $  12.38  $  12.31  $  12.32  $ 11.96      $11.45
                         --------  --------  --------  -------      ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income..     0.34      0.17      0.12     0.31        0.07
 Net realized and
   unrealized gain
   (loss) of investments    (0.15)     0.17      0.07     0.42        0.44
                         --------  --------  --------  -------      ------
 Total from investment
   operations...........     0.19      0.34      0.19     0.73        0.51
                         --------  --------  --------  -------      ------
LESS DISTRIBUTIONS
 Distributions from net
   investment income....    (0.15)    (0.14)    (0.08)   (0.20)       0.00
 Distributions from net
   realized capital
   gains................    (0.24)    (0.13)    (0.12)   (0.17)       0.00
                         --------  --------  --------  -------      ------
 Total distributions....    (0.39)    (0.27)    (0.20)   (0.37)       0.00
                         --------  --------  --------  -------      ------
NET ASSET VALUE, END OF
 PERIOD................. $  12.18  $  12.38  $  12.31  $ 12.32      $11.96
                         ========  ========  ========  =======      ======
TOTAL RETURN (%)........      1.6       2.8       1.5      7.7         4.5(b)
Ratio of operating
 expenses to average
 net assets (%).........     0.76      0.79      0.80     0.85        0.85(c)
Ratio of operating
 expenses to average
 net assets without
 giving effect to the
 contractual expense
 agreement would have
 been (%)...............     0.76      0.79      0.80     0.85        0.88(c)
Ratio of net investment
 income to average net
 assets (%).............     2.74      1.42      1.03     2.05        3.39(c)
Portfolio turnover rate
 (%)....................      964       977       882      672         362
Net assets, end of
 period (000)........... $117,409  $123,455  $114,450  $67,262      $6,289

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-365

METROPOLITAN SERIES FUND, INC.

 BLACKROCK MONEY MARKET PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMERCIAL PAPER--85.2% OF TOTAL NET ASSETS


                                                  FACE
       SECURITY DESCRIPTION                      AMOUNT       VALUE*
       -----------------------------------------------------------------

       ASSET BACKED--38.3%
       Allstate Life Global Funding II (144A)
        4.369%, 06/27/06..................... $ 10,000,000 $  10,000,000
       Amstel Funding Corp.
        4.350%, 03/02/06.....................   20,000,000    19,855,000
       Barclays U.S. Funding, LLC
        4.195%, 02/03/06.....................   37,000,000    36,857,720
       Greenwich Capital Holdings, Inc.
        4.339%, 06/23/06 (a).................   25,000,000    25,000,000
       Lake Con Funding
        4.300%, 01/12/06.....................   32,000,000    31,957,955
       Landdale Funding, LLC
        4.420%, 03/10/06.....................   15,000,000    14,874,767
        4.440%, 03/20/06.....................   20,130,000    19,936,349
       Lockhart Funding, LLC
        4.260%, 01/17/06.....................   35,000,000    34,933,733
       MBNA Credit Card Master Trust
        4.390%, 02/21/06.....................   30,000,000    29,813,425
       Restructured Asset Certificates
        4.390%, 08/21/06.....................   15,000,000    15,000,000
       Victory Receivable Corp.
        4.280%, 01/10/06.....................   34,000,000    33,963,620
                                                           -------------
                                                             272,192,569
                                                           -------------

       CAPITAL MARKETS--9.1%
       Merrill Lynch & Co., Inc.
        4.386%, 10/27/06.....................   10,000,000    10,020,290
        4.697%, 06/06/06.....................    7,800,000     7,811,497
        4.697%, 09/18/06.....................    5,425,000     5,433,035
       Morgan Stanley
        4.330%, 08/04/06 (a).................   35,000,000    35,000,000
       The Goldman Sachs Group, Inc
        4.290%, 01/12/06.....................    6,500,000     6,491,480
                                                           -------------
                                                              64,756,302
                                                           -------------

       COMMERCIAL BANKS--7.4%
       Bank of America Corp.
        4.213%, 01/31/06.....................   35,000,000    34,877,121
       National City Bank
        4.281%, 07/07/06.....................    6,000,000     5,999,707
       U.S. Bank National Association
        4.313%, 09/29/06.....................   12,000,000    11,998,000
                                                           -------------
                                                              52,874,828
                                                           -------------

       DIVERSIFIED FINANCIAL SERVICES--30.4%
       Atomium Funding Corp.
        4.280%, 01/31/06.....................   14,104,000    14,053,696
       Credit Suisse First Boston USA, Inc.
        4.150%, 01/26/06.....................   26,475,000    26,398,701
       Cullinan Financial, Ltd. (144A)
        4.456%, 09/15/06.....................   25,000,000    24,997,385
       Irish Life & Permanent, Plc.
        4.370%, 12/22/06.....................   20,000,000    20,000,000
       Lexington Parker Capital Corp.
        4.340%, 01/06/06.....................   11,182,000    11,175,260
       Links Finance, LLC
        4.380%, 03/08/06.....................    2,885,000     2,861,833

                                                FACE
         SECURITY DESCRIPTION                  AMOUNT       VALUE*
         -------------------------------------------------------------

         DIVERSIFIED FINANCIAL SERVICES--(CONTINUED)
         Monument Garden Funding
          4.260%, 01/23/06................. $ 20,000,000 $  19,947,933
         Nordea North America, Inc.
          4.380%, 03/09/06.................   14,450,000    14,332,208
         Prudential Financial
          4.270%, 01/20/06.................    3,400,000     3,392,338
         Sigma Finance, Inc.
          4.230%, 01/31/06.................   35,000,000    34,876,625
         Thames Asset Global Services
          4.260%, 01/23/06.................   16,399,000    16,356,308
         Transamerica IDEX
          4.250%, 01/03/06.................   27,352,000    27,345,542
                                                         -------------
                                                           215,737,829
                                                         -------------
         Total Commercial Paper
          (Amortized Cost $605,561,528)....                605,561,528
                                                         -------------

         CERTIFICATE OF DEPOSIT--14.7%
         -------------------------------------------------------------

         COMMERCIAL BANKS-- 14.7%
         BNP Paribas
          4.505%, 10/19/06.................    7,500,000     7,500,000
         CitiBank N.A.
          4.475%, 03/29/06.................   13,000,000    13,000,000
         DEPFA Bank, Plc.
          4.525%, 10/16/06.................    8,300,000     8,300,000
         Royal Bank of Scotland, Plc.
          4.518%, 10/20/06.................    4,400,000     4,400,086
         Societe Generale
          4.780%, 12/06/06.................    7,000,000     7,000,000
         Washington Mutual Bank, F.A.
          4.460%, 03/28/06.................   30,000,000    30,000,000
         Wells Fargo Bank N.A.
          4.290%, 01/23/06.................   34,000,000    34,000,000
                                                         -------------
         Total Certificate of Deposit
          (Amortized Cost $104,200,086)....                104,200,086
                                                         -------------
         Total Investments--99.9%
          (Amortized Cost $709,761,614) (b)                709,761,614
         Other assets less liabilities.....                    878,202
                                                         -------------
         TOTAL NET ASSETS--100%............              $ 710,639,816
                                                         =============

(a)  VARIABLE OR FLOATING RATE SECURITY. RATE DISCLOSED IS AS OF DECEMBER 31,
     2005.
(b) THE AGGREGATE COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES AS OF DECEMBER 31, 2005 WAS $709,761,614.
(144A)--SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AS OF DECEMBER 31, 2005, THE MARKET VALUE OF 144A SECURITIES WAS $34,997,385, WHICH IS 4.9% OF TOTAL NET ASSETS.

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-366

METROPOLITAN SERIES FUND, INC.

 BLACKROCK MONEY MARKET PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2005

       ASSETS
         Investments at value..................            $709,761,614
         Cash..................................                   1,843
         Receivable for:
          Fund shares sold.....................               2,445,643
          Accrued interest.....................                 778,581
                                                           ------------
           Total Assets........................             712,987,681
       LIABILITIES
         Payable for:
          Fund shares redeemed................. $1,860,189
         Accrued expenses:
          Management fees......................    201,658
          Service and distribution fees........     93,479
          Deferred directors' fees.............    119,066
          Other expenses.......................     73,473
                                                ----------
           Total Liabilities...................               2,347,865
                                                           ------------
       NET ASSETS..............................            $710,639,816
                                                           ============
         Net assets consists of:
          Capital paid in......................            $710,651,198
          Undistributed net investment income..                  16,296
          Accumulated net realized losses......                 (27,678)
                                                           ------------
       NET ASSETS..............................            $710,639,816
                                                           ============
       Computation of offering price:
       CLASS A
       Net asset value and redemption price per
        share ($429,018,868 divided by
        4,290,252 shares outstanding)..........            $     100.00
                                                           ============
       CLASS B
       Net asset value and redemption price per
        share ($273,052,114 divided by
        2,730,614 shares outstanding)..........            $     100.00
                                                           ============
       CLASS E
       Net asset value and redemption price per
        share ($8,568,834 divided by
        85,689 shares outstanding).............            $     100.00
                                                           ============
       Amortized cost of investments...........            $709,761,614
                                                           ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2005

       INVESTMENT INCOME
         Interest...............................             $21,808,467
                                                             -----------
       EXPENSES
         Management fees........................ $2,303,372
         Service and distribution fees--Class B.    510,300
         Service and distribution fees--Class E.     14,423
         Directors' fees and expenses...........     25,702
         Custodian..............................    140,768
         Audit and tax services.................     23,767
         Legal..................................     25,341
         Printing...............................    177,142
         Insurance..............................     12,315
         Miscellaneous..........................     38,004
                                                 ----------
         Total expenses.........................  3,271,134
         Management fee waivers.................    (45,308)   3,225,826
                                                 ----------  -----------
       NET INVESTMENT INCOME....................              18,582,641
                                                             -----------
       REALIZED AND UNREALIZED LOSS
       Realized loss on:
         Investments--net.......................                  (5,442)
                                                             -----------
       Net loss.................................                  (5,442)
                                                             -----------
       NET INCREASE IN NET ASSETS FROM
        OPERATIONS..............................             $18,577,199
                                                             ===========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-367

METROPOLITAN SERIES FUND, INC.

 BLACKROCK MONEY MARKET PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                                      YEAR ENDED     YEAR ENDED
                                                                     DECEMBER 31,   DECEMBER 31,
                                                                         2005           2004
                                                                     ------------  -------------
FROM OPERATIONS
  Net investment income............................................. $ 18,582,641  $   5,383,855
  Net realized gain (loss)..........................................       (5,442)             0
                                                                     ------------  -------------
  INCREASE IN NET ASSETS FROM OPERATIONS............................   18,577,199      5,383,855
                                                                     ------------  -------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................  (12,538,591)    (4,758,832)
    Class B.........................................................   (5,788,298)      (546,831)
    Class E.........................................................     (255,753)       (78,192)
                                                                     ------------  -------------
  TOTAL DISTRIBUTIONS...............................................  (18,582,641)    (5,383,855)
                                                                     ------------  -------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.  150,543,141   (132,257,191)
                                                                     ------------  -------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................  150,537,699   (132,257,191)

NET ASSETS
  Beginning of the period...........................................  560,102,117    692,359,308
                                                                     ------------  -------------
  End of the period................................................. $710,639,816  $ 560,102,117
                                                                     ============  =============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                            YEAR ENDED                 YEAR ENDED
                                                        DECEMBER 31, 2005          DECEMBER 31, 2004
                                                    -------------------------  -------------------------
                                                      SHARES          $          SHARES          $
                                                    ----------  -------------  ----------  -------------
CLASS A
  Sales............................................  4,517,531  $ 451,759,744   7,617,875  $ 761,784,717
  Shares issued through acquisition................     31,414      3,141,378           0              0
  Reinvestments....................................    125,453     12,538,591      47,589      4,758,832
  Redemptions...................................... (5,080,912)  (508,091,177) (9,072,882)  (907,288,288)
                                                    ----------  -------------  ----------  -------------
  Net decrease.....................................   (406,514) $ (40,651,464) (1,407,418) $(140,744,739)
                                                    ==========  =============  ==========  =============
CLASS B
  Sales............................................  2,922,644  $ 292,561,401     831,966  $  83,196,625
  Shares issued through acquisition................  1,944,828    194,482,841           0              0
  Reinvestments....................................     60,927      5,788,298       5,468        546,831
  Redemptions...................................... (2,985,875)  (298,587,522)   (800,176)   (80,017,602)
                                                    ----------  -------------  ----------  -------------
  Net increase.....................................  1,942,524  $ 194,245,018      37,258  $   3,725,854
                                                    ==========  =============  ==========  =============
CLASS E
  Sales............................................     32,849  $   3,284,948     283,220  $  28,321,972
  Reinvestments....................................      2,558        255,753         782         78,192
  Redemptions......................................    (65,911)    (6,591,114)   (236,385)   (23,638,470)
                                                    ----------  -------------  ----------  -------------
  Net decrease.....................................    (30,504) $  (3,050,413)     47,617  $   4,761,694
                                                    ==========  =============  ==========  =============
  Increase derived from capital share transactions.  1,505,506  $ 150,543,141  (1,322,543) $(132,257,191)
                                                    ==========  =============  ==========  =============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-368

METROPOLITAN SERIES FUND, INC.

 BLACKROCK MONEY MARKET PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                              CLASS A
                                                         ------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                         ------------------------------------------------
                                                           2005      2004      2003      2002      2001
                                                         --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD.................... $ 100.00  $ 100.00  $ 100.00  $ 100.00  $ 100.00
                                                         --------  --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income.................................     2.85      0.98      0.80      1.41      3.88
                                                         --------  --------  --------  --------  --------
  Total from investment operations......................     2.85      0.98      0.00      1.41      3.88
                                                         --------  --------  --------  --------  --------
LESS DISTRIBUTIONS
  Distributions from net investment income..............    (2.85)    (0.98)    (0.80)    (1.41)    (3.88)
                                                         --------  --------  --------  --------  --------
  Total distributions...................................    (2.85)    (0.98)    (0.80)    (1.41)    (3.88)
                                                         --------  --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD.......................... $ 100.00  $ 100.00  $ 100.00  $ 100.00  $ 100.00
                                                         ========  ========  ========  ========  ========
TOTAL RETURN (%)........................................      2.9       1.0       0.8       1.4       4.0
Ratio of operating expenses to average net assets (%)...     0.41      0.42      0.40      0.43      0.42
Ratio of net investment income to average net assets (%)     2.83      0.97      0.78      1.40      3.80
Net assets, end of period (000)......................... $429,019  $469,674  $610,419  $332,151  $277,381

                                                                               CLASS B
                                                         ------------------------------------------------
                                                                                              MAY 1, 2001/(A)/
                                                               YEAR ENDED DECEMBER 31,            THROUGH
                                                         -----------------------------------   DECEMBER 31,
                                                           2005      2004     2003     2002        2001
                                                         --------  -------  -------  -------  ---------------
NET ASSET VALUE, BEGINNING OF PERIOD.................... $ 100.00  $100.00  $100.00  $100.00      $100.00
                                                         --------  -------  -------  -------      -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income.................................     2.60     0.73     0.55     1.16         1.95
                                                         --------  -------  -------  -------      -------
  Total from investment operations......................     2.60     0.73     0.55     1.16         1.95
                                                         --------  -------  -------  -------      -------
LESS DISTRIBUTIONS
  Distributions from net investment income..............    (2.60    (0.73)   (0.55)   (1.16)       (1.95)
                                                         --------  -------  -------  -------      -------
  Total distributions...................................    (2.60)   (0.73)   (0.55)   (1.16)       (1.95)
                                                         --------  -------  -------  -------      -------
NET ASSET VALUE, END OF PERIOD.......................... $ 100.00  $100.00  $100.00  $100.00      $100.00
                                                         ========  =======  =======  =======      =======
TOTAL RETURN (%)........................................      2.6      0.7      0.6      1.2          2.0 (b)
Ratio of operating expenses to average net assets (%)...     0.66     0.67     0.65     0.68         0.67 (c)
Ratio of net investment income to average net assets (%)     2.84     0.74     0.65     1.15         1.65 (c)
Net assets, end of period (000)......................... $273,052  $78,809  $75,083  $57,260      $15,407

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.


                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-369

METROPOLITAN SERIES FUND, INC.

 BLACKROCK MONEY MARKET PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                       CLASS E
                                                         --------------------------------
                                                            YEAR ENDED     APRIL 23, 2003/(A)/
                                                           DECEMBER 31,         THROUGH
                                                         ----------------     DECEMBER 31,
                                                           2005     2004          2003
                                                         -------  -------  ------------------
NET ASSET VALUE, BEGINNING OF PERIOD.................... $100.00  $100.00       $100.00
                                                         -------  -------       -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income.................................    2.70     0.83          0.42
                                                         -------  -------       -------
  Total from investment operations......................    2.70     0.83          0.42
                                                         -------  -------       -------
LESS DISTRIBUTIONS
  Distributions from net investment income..............   (2.70)   (0.83)        (0.42)
                                                         -------  -------       -------
  Total distributions...................................   (2.70)   (0.83)        (0.42)
                                                         -------  -------       -------
NET ASSET VALUE, END OF PERIOD.......................... $100.00  $100.00       $100.00
                                                         =======  =======       =======
TOTAL RETURN (%)........................................     2.7      0.8           0.4 (b)
Ratio of operating expenses to average net assets (%)...    0.56     0.57          0.55 (c)
Ratio of net investment income to average net assets (%)    2.66     0.88          0.58 (c)
Net assets, end of period (000)......................... $ 8,569  $11,619       $ 6,858

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-370

METROPOLITAN SERIES FUND, INC.

 NOTES TO FINANCIAL STATEMENTS--DECEMBER 31, 2005


1. SIGNIFICANT ACCOUNTING POLICIES:

   Metropolitan Series Fund, Inc. (the "Fund") is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. Each Portfolio of the Fund other than Harris Oakmark Focused Value and each of the Fund's five Asset Allocation Portfolios (each, an "Asset Allocation Portfolio," and, collectively, the "Asset Allocation Portfolios") is diversified. Harris Oakmark Focused Value and the Asset Allocation Portfolios are non-diversified. The Fund is a "series" type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments ("Portfolio"). Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company, New England Life Insurance Company, General American Life Insurance Company, The MetLife Investors Group of Insurance Companies and other affiliated insurance companies (collectively, the "Insurance Companies"), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although not all Portfolios are available to all such separate accounts. Each Portfolio's shares may be divided into different classes. Currently the classes being offered by some or all Portfolios are named Class A, Class B, and Class E. The classes of a given Portfolio's shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of each Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net asset of each class to the total net assets of each Portfolio. Each class of shares differs in its respective distribution expenses. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP").

   INVESTMENT VALUATION:

   As permitted under Rule 2a-7 of the 1940 Act, and subject to certain conditions therein, the BlackRock Money Market Portfolio employs the amortized cost method of security valuation that the Fund's Board of Directors (the "Board") has determined approximates the fair market net asset value per share of the Portfolio. The Board monitors the deviations between the Portfolio's net asset value per share, as determined by using available market quotations, and its amortized cost price per share. If the deviation exceeds 1/2 of 1%, the Board will consider what action, if any, should be initiated.

   Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board. Short term obligations with a remaining maturity of sixty days or less are stated at amortized cost value that approximates fair market value.

   Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the "NOCP"). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day, are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

   If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

   The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Fund may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

                                    MSF-371

METROPOLITAN SERIES FUND, INC.

   Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Fund values its securities (typically at 4 p.m. Eastern
   Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Fund values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Fund may frequently value many of the Portfolios' foreign equity securities using fair value prices based on third party vendor modeling tools.

   Forward foreign currency exchange contracts are valued based on the mean between closing bid and ask prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

   Options, whether on securities, indices, or futures contracts, are valued at the last sales price available as of the close of business on the day of valuation or, if no sale, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

   The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

   Subject to the Board's oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to MetLife Advisers, LLC ("MetLife Advisers") or the subadvisers of the Portfolios, who value such assets as described above and operate under procedures approved by the Board.

   The net asset value of each Asset Allocation Portfolio and the Zenith Equity Portfolio is calculated based on the net asset values of the underlying portfolios in which such Portfolios invests. The underlying portfolios that are Portfolios of the Fund will use fair value pricing in the circumstances and manner described above. For more information about the use of fair value pricing by the underlying portfolios that are Portfolios of Met Investors Series Trust ("MIST"), please refer to the prospectus for such underlying portfolios.

   INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:

   Portfolio security transactions are recorded on the trade date. Securities denominated in foreign currencies are translated at exchange rates prevailing on the respective dates traded. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Transactions denominated in foreign currencies are recorded at the rate prevailing when earned or incurred. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Asset and liability accounts that are denominated in foreign currencies are adjusted to reflect current exchange rates prevailing on the respective dates traded.

   REPURCHASE AGREEMENTS:

   Each Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. Each Portfolio's subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

   FOREIGN CURRENCY TRANSLATION:

   The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the

                                    MSF-372

METROPOLITAN SERIES FUND, INC.

   respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

   Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by each Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by each Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS:

   Certain Portfolios may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward currency contract, such a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses are included in the statement of operations. These instruments involve market and/or credit risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counter parties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

   FUTURES CONTRACTS:

   Certain Portfolios may buy and sell futures contracts (on recognized exchanges) on equity securities or stock indices as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. A Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when a Portfolio's obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

   OPTIONS:

   Certain Portfolios may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio's exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio's exposure to the underlying instrument, or hedge other Portfolio investments.

   For options purchased to hedge the Portfolio's investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

   MORTGAGE DOLLAR ROLLS:

   The Salomon Brothers Strategic Bond Opportunities Portfolio, Salomon Brothers U.S. Government Portfolio and BlackRock Bond Income Portfolio may enter into mortgage "dollar rolls" in which a Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Dollar rolls are accounted for as purchase and sale transactions; gain/loss is recognized at the end of the term of the dollar roll. The average monthly balance of dollar rolls outstanding during the year ended December 31, 2005 was approximately $131,880,135, $352,643,717 and $259,916,128 for the Salomon
   Brothers Strategic Bond Opportunities Portfolio, Salomon Brothers U.S. Government Portfolio and BlackRock Bond Income Portfolio, respectively.

   Portfolios that enter into mortgage dollar rolls are subject to the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under

                                    MSF-373

METROPOLITAN SERIES FUND, INC.

   a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.

   "WHEN-ISSUED" SECURITIES:

   Purchasing securities "when-issued" is a commitment by a Portfolio to buy a security before the security is actually issued. The amount of the Portfolio's payment obligation and the security's interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

   ESTIMATES AND ASSUMPTIONS:

   The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

   FEDERAL INCOME TAXES:

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations there under applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. As of December 31, 2005, the following Portfolios had capital loss carryovers.

                                   EXPIRING    EXPIRING   EXPIRING     EXPIRING     EXPIRING     EXPIRING    EXPIRING  EXPIRING
PORTFOLIO               TOTAL      12/31/13    12/31/12   12/31/11     12/31/10     12/31/09     12/31/08    12/31/07  12/31/06
---------            ------------ ----------- ---------- ----------- ------------ ------------ ------------ ---------- --------
BlackRock
 Aggressive Growth.. $309,086,773 $         0 $        0 $         0 $201,096,876 $  1,188,639 $104,064,382 $2,736,876   $ 0
BlackRock
 Diversified........  129,763,906           0          0           0  125,483,248    4,280,658            0          0     0
BlackRock
 Investment Trust...  321,551,043           0          0  14,588,867  306,962,176            0            0          0     0
BlackRock Large Cap
 Value..............    1,937,297           0          0           0      557,986    1,379,311            0          0     0
BlackRock Legacy
 Large Cap Growth...  224,315,221           0          0           0  205,405,850   18,909,371            0          0     0
BlackRock Money
 Market.............       27,589       5,353      3,013         946        1,430       16,281          474         32    60
Capital Guardian
 U.S. Equity........   23,472,193           0          0           0   11,190,563   12,281,630            0          0     0
Davis Venture Value.  124,069,852  13,892,996  4,821,033  25,334,924   49,957,026   30,063,873            0          0     0
FI International
 Stock..............   29,254,477           0          0           0   29,254,477            0            0          0     0
FI Mid Cap
 Opportunities......  706,797,053           0          0  16,477,953  376,464,857  313,854,243            0          0     0
FI Value Leaders....    9,192,088           0          0   9,192,088            0            0            0          0     0
Harris Oakmark
 Large Cap Value....    2,217,415           0    723,150   1,494,265            0            0            0          0     0
Lehman Brothers
 Aggregate Bond
 Index..............    5,614,476   3,790,866    499,465           0      449,093      612,878      223,967     38,207     0
MFS Investors Trust.   17,642,595           0          0           0    9,265,962    8,376,633            0          0     0
MFS Total Return....   23,435,321           0          0           0    5,467,027   13,005,887    4,962,407          0     0
Morgan Stanley EAFE
 Index..............    1,410,854           0          0           0    1,410,854            0            0          0     0
Salomon Brothers
 U.S. Government....    3,234,233   3,234,233          0           0            0            0            0          0     0
T. Rowe Price Large
 Cap Growth.........   24,763,122           0          0   4,593,031   16,388,306    3,781,785            0          0     0
T. Rowe Price Small
 Cap Growth.........   29,159,749           0          0   9,886,767   19,272,982            0            0          0     0
Zenith Equity.......  149,347,303           0          0  14,363,795            0  134,983,508            0          0     0

                                    MSF-374

METROPOLITAN SERIES FUND, INC.

   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

   BlackRock Money Market Portfolio dividends are declared daily to shareholders of record at the time and are paid monthly. All other Portfolios record dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital. These differences primarily relate to tax equalization, investments in mortgage backed securities and investments in foreign securities.

   The tax character of distributions paid for the period ended December 31, 2005 and 2004 were as follows:

                            ORDINARY INCOME         LONG TERM GAIN      RETURN OF CAPITAL          TOTAL
-                       ----------------------- ----------------------- ----------------- -----------------------
PORTFOLIO                  2005        2004        2005        2004     2005     2004        2005        2004
---------               ----------- ----------- ----------- ----------- ----     -------  ----------- -----------
BlackRock Aggressive
 Growth................          --          --          --          --  --          --            --          --
BlackRock Bond
 Income................ $46,837,876 $42,480,623 $ 5,742,559 $15,608,636  --          --   $52,580,435 $58,089,259
BlackRock Diversified..  30,248,416  37,147,177          --          --  --          --    30,248,416  37,147,177
BlackRock Investment
 Trust.................  20,621,302  14,065,241          --          --  --          --    20,621,302  14,065,241
BlackRock Large Cap
 Value.................   1,058,611          --   1,263,456          --  --          --     2,322,067           0
BlackRock Legacy Large
 Cap Growth............   2,174,752          --          --          --  --          --     2,174,752           0
BlackRock Money
 Market................  18,582,642   5,383,855          --          --  --          --    18,582,642   5,383,855
BlackRock Strategic
 Value.................   4,492,905          --  61,041,533          --  --          --    65,534,438           0
Capital Guardian U.S.
 Equity................     112,272   4,941,578          --          --  --          --       112,272   4,941,578
Davis Venture Value....  18,493,308  10,181,323          --          --  --          --    18,493,308  10,181,323
FI International Stock.   2,742,897   5,168,609          --          --  --          --     2,742,897   5,168,609
FI Mid Cap
 Opportunities.........          --   4,781,351          --          --  --     $83,260             0   4,781,351
FI Value Leaders.......   6,582,101   7,401,342          --          --  --          --     6,582,101   7,401,342
Franklin Templeton
 Small Cap Growth......          --          --   3,093,451          --  --          --     3,093,451           0
Harris Oakmark
 Focused Value.........     663,863     268,573  17,918,250  16,558,074  --          --    18,582,113  16,826,647
Harris Oakmark Large
 Cap Value.............   3,500,576   2,128,118          --          --  --          --     3,500,576   2,128,118
Jennison Growth........   2,443,886     370,406     130,293          --  --          --     2,574,179           0
Lehman Brothers
 Aggregate Bond
 Index.................  37,577,385  22,348,934          --          --  --          --    37,577,385  22,348,934
Loomis Sayles Small
 Cap...................          --          --   5,078,557          --  --          --     5,078,557           0
MetLife Aggressive
 Allocation............      60,929          --          --          --  --          --        60,929           0
MetLife Conservative
 Allocation............      56,923          --          --          --  --          --        56,923           0
MetLife Conservative to
 Moderate
 Allocation............     209,716          --          --          --  --          --       209,716           0
MetLife Mid Cap Stock
 Index.................   5,048,633   1,434,377  15,228,603     788,114  --          --    20,277,236   2,222,491
MetLife Moderate
 Allocation............     453,403          --          --          --  --          --       453,403           0
MetLife Moderate to
 Aggressive
 Allocation............     307,176          --          --          --  --          --       307,176           0
MetLife Stock Index....  77,452,113  38,558,216          --          --  --          --    77,452,113  38,558,216
MFS Investors Trust....     414,321     396,926          --          --  --          --       414,321     396,926
MFS Total Return.......   8,159,735   5,766,449   5,478,406   1,002,497  --          --    13,638,141   6,768,946
Morgan Stanley EAFE
 Index.................   6,246,917   2,125,372          --          --  --          --     6,246,917   2,125,372

                                    MSF-375

METROPOLITAN SERIES FUND, INC.

                           ORDINARY INCOME         LONG TERM GAIN     RETURN OF CAPITAL          TOTAL
-                       ---------------------- ---------------------- ----------------- -----------------------
PORTFOLIO                  2005        2004       2005        2004    2005     2004        2005        2004
---------               ----------- ---------- ----------- ---------- ----     ----     ----------- -----------
Neuberger Berman Mid
 Cap Value............. $22,015,796 $2,417,615 $29,010,138 $7,702,339  --       --      $51,025,934 $10,119,954
Oppenheimer Global
 Equity................   1,297,062  3,151,995          --         --  --       --        1,297,062   3,151,995
Russell 2000 Index.....   6,162,833  1,501,190  11,452,307         --  --       --       17,615,141   1,501,190
Salomon Brothers
 Strategic Bond
 Opportunities.........  15,252,865  8,574,232   3,641,471         --  --       --       18,894,336   8,574,232
Salomon Brothers U.S.
 Government............  10,558,157  5,369,789          --    705,734  --       --       10,558,157   6,075,523
T. Rowe Price Large Cap
 Growth................   1,487,546    392,986          --         --  --       --        1,487,546     392,986
T. Rowe Price Small Cap
 Growth................          --         --          --         --  --       --                0           0
Zenith Equity..........   9,105,003  4,637,824          --         --  --       --        9,105,003   4,637,824

   As of December 31, 2005, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                 UNDISTRIBUTED UNDISTRIBUTED   UNREALIZED       LOSS
                                   ORDINARY      LONG TERM   APPRECIATION/  CARRYFORWARDS
PORTFOLIO                           INCOME         GAIN      (DEPRECIATION) AND DEFERRALS      TOTAL
---------                        ------------- ------------- -------------- -------------  -------------
BlackRock Aggressive Growth.....           --            --   $186,861,225  $(309,086,773) $(122,225,548)
BlackRock Bond Income...........  $43,996,428  $    936,708     (7,996,832)            --     36,936,304
BlackRock Diversified...........   43,591,586            --     78,761,952   (129,763,906)    (7,410,369)
BlackRock Investment Trust......   23,209,724            --    126,698,562   (321,551,043)  (171,642,757)
BlackRock Large Cap Value.......    2,147,008     9,238,150     10,382,759     (1,937,297)    19,830,620
BlackRock Legacy Large Cap
 Growth.........................      518,038            --     82,532,010   (224,315,221)  (141,265,173)
BlackRock Money Market..........       46,145            --             --        (27,589)        18,556
BlackRock Strategic Value.......   26,546,848   164,054,425     46,967,547             --    237,568,820
Capital Guardian U.S. Equity....    3,454,395    19,733,905     66,229,973    (23,472,193)    65,946,080
Davis Venture Value.............   27,249,240            --    737,718,518   (124,069,852)   640,897,906
FI International Stock..........    8,420,179            --     93,242,576    (29,254,477)    72,408,278
FI Mid Cap Opportunities........       44,156            --     72,901,936   (706,797,053)  (633,850,961)
FI Value Leaders................    5,292,043            --     63,097,978     (9,192,088)    59,197,933
Franklin Templeton Small Cap
 Growth.........................           --     6,034,354             --     13,158,729     19,193,083
Harris Oakmark Focused Value....    7,420,606   184,502,080    369,490,230             --    561,412,916
Harris Oakmark Large Cap Value..    4,374,524            --     77,101,686     (2,217,415)    79,258,795
Jennison Growth.................           --    31,736,199    196,170,862             --    227,907,061
Lehman Brothers Aggregate Bond
 Index..........................   46,714,452            --     (9,870,940)    (5,614,476)    31,229,036
Loomis Sayles Small Cap.........    8,998,429    31,543,787     76,972,598             --    117,514,814
MetLife Aggressive Allocation...       15,649        54,075        220,147             --        289,870
MetLife Conservative Allocation.        6,140        43,835         72,512             --        122,487
MetLife Conservative to Moderate
 Allocation.....................          615       187,983        669,340             --        857,938
MetLife Mid Cap Stock Index.....    5,820,039    22,803,031     71,148,345             --     99,771,416
MetLife Moderate Allocation.....          670       559,444      1,833,273             --      2,393,387
MetLife Moderate to Aggressive
 Allocation.....................       10,877       460,247      1,782,274             --      2,253,398
MetLife Stock Index.............   78,033,045   107,498,842     (7,897,276)            --    177,634,611
MFS Investors Trust.............      698,718     7,864,229     15,320,978    (17,642,595)     6,241,331
MFS Total Return................   13,445,747     8,052,847     21,836,530    (23,435,321)    19,899,803
Morgan Stanley EAFE Index.......    8,789,231            --    107,610,226     (1,410,853)   114,988,604
Neuberger Berman Mid Cap Value..   11,598,043    63,943,165     74,481,434             --    150,022,641
Oppenheimer Global Equity.......    7,708,706     6,082,291     35,286,264             --     49,077,261
Russell 2000 Index..............    4,309,684    17,717,058     73,013,072             --     95,039,814
Salomon Brothers Strategic Bond
 Opportunities..................   21,224,610     2,232,446     (1,387,357)            --     22,069,700
Salomon Brothers U.S. Government   15,657,594            --      1,377,078     (3,234,233)    13,800,439
T. Rowe Price Large Cap Growth..    1,079,026            --     45,004,554    (24,763,122)    21,320,459
T. Rowe Price Small Cap Growth..           --            --     87,986,818    (29,159,749)    58,827,069
Zenith Equity...................    5,155,938            --    197,888,929   (149,347,303)    53,697,564

   The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

                                    MSF-376

METROPOLITAN SERIES FUND, INC.

   EXPENSE REDUCTIONS:

   Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio's expenses. Amounts paid for each Portfolio are shown as expense reductions in the Statement of Operations of the respective Portfolio.

2. PURCHASES AND SALES:

   For the year ended December 31, 2005, purchases and sales of securities (excluding short--term investments) for each of the Portfolios were as follows:

                                                        PURCHASES                       SALES
                                              ----------------------------- -----------------------------
                                                   U.S.                          U.S.
PORTFOLIO                                       GOVERNMENT       OTHER        GOVERNMENT       OTHER
---------                                     -------------- -------------- -------------- --------------
BlackRock Aggressive Growth.................. $            0 $  661,217,875 $            0 $  758,339,263
BlackRock Bond Income........................  8,640,112,784    583,015,823  8,535,506,983    496,296,424
BlackRock Diversified........................  6,748,372,345  1,471,875,915  6,699,806,180  1,590,144,459
BlackRock Investment Trust...................              0  1,694,874,754              0  1,857,640,174
BlackRock Large Cap Value....................              0    146,826,898              0    130,968,950
BlackRock Legacy Large Cap Growth............              0    411,818,366              0    487,002,600
BlackRock Strategic Value....................              0  1,648,323,870              0  1,701,621,375
Capital Guardian U.S. Equity.................              0    145,478,089              0    166,683,966
Davis Venture Value..........................              0  1,074,580,462              0    741,209,968
FI International Stock.......................              0    346,626,868              0    314,067,237
FI Mid Cap Opportunities.....................              0  1,474,950,348              0  1,569,786,099
FI Value Leaders.............................              0    546,517,902              0    581,372,388
Franklin Templeton Small Cap Growth..........              0     69,081,788              0     47,951,771
Harris Oakmark Focused Value.................              0    537,269,199              0    407,222,655
Harris Oakmark Large Cap Value...............              0    145,339,814              0     64,793,155
Jennison Growth..............................              0    625,354,810              0    548,526,817
Lehman Brothers Aggregate Bond Index.........    317,632,268     86,598,274    191,570,271     35,779,162
Loomis Sayles Small Cap......................              0    407,367,856              0    429,135,023
MetLife Aggressive Allocation................              0     11,559,506              0      1,591,753
MetLife Conservative Allocation..............              0     16,900,573              0      1,588,420
MetLife Conservative to Moderate Allocation..              0     58,690,748              0        539,362
MetLife Moderate Allocation..................              0    120,653,373              0        236,033
MetLife Moderate to Aggressive Allocation....              0     86,929,004              0        451,604
MetLife Mid Cap Stock Index..................              0    161,343,552              0    115,725,252
MetLife Stock Index..........................              0    362,175,228              0    386,083,776
MFS Investors Trust..........................              0     57,195,001              0     66,985,668
MFS Total Return.............................     91,140,784    189,367,338     74,326,067    153,475,902
Morgan Stanley EAFE Index....................              0    143,516,146              0     85,606,082
Neuberger Berman Mid Cap Value...............              0    660,638,598              0    521,309,489
Oppenheimer Global Equity....................              0    287,310,892              0    263,255,687
Russell 2000 Index...........................                   170,402,474              0    147,804,240
Salomon Brothers Strategic Bond Opportunities  1,800,091,029    231,666,982  1,628,136,581    261,571,069
Salomon Brothers U.S. Government.............  4,812,688,805              0  4,438,099,369              0
T. Rowe Price Large Cap Growth...............              0    173,868,458              0    105,918,422
T. Rowe Price Small Cap Growth...............              0    107,023,212              0    126,598,700
Zenith Equity................................              0     44,457,189              0    165,739,668

   OPTIONS WRITTEN:

   The BlackRock Bond Income Portfolio transactions in options written during the year ended December 31, 2005 were as follows:

                                                  NUMBER OF  PREMIUMS
                                                  CONTRACTS  RECEIVED
                                                  --------- ---------
         Options outstanding at December 31, 2004        0  $       0
         Options written.........................      251    247,721
         Options closed..........................     (251)  (247,721)
                                                   -------  ---------
         Options outstanding at December 31, 2005        0  $       0
                                                   -------  =========

                                    MSF-377

METROPOLITAN SERIES FUND, INC.

   The BlackRock Diversified Portfolio transactions in options written during the year ended December 31, 2005 were as follows:

                                                   NUMBER OF PREMIUMS
                                                   CONTRACTS RECEIVED
                                                   --------- --------
          Options outstanding at December 31, 2004        0  $      0
          Options written.........................       80    44,776
          Options closed..........................      (80)  (44,776)
                                                    -------  --------
          Options outstanding at December 31, 2005        0  $      0
                                                    -------  ========

3. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

   INVESTMENT MANAGEMENT AGREEMENTS:

   MetLife Advisers, is the investment adviser to the Portfolios. The Fund has entered into investment management agreements with MetLife Advisers. For providing investment management services to the Fund, MetLife Advisers receives monthly compensation at the following annual rates of:

                                       MANAGEMENT
                                     FEES EARNED BY         ANNUAL
                                    METLIFE ADVISERS      PERCENTAGE            BASED ON PORTFOLIOS
                                  FOR THE PERIOD ENDED  RATES PAID TO         AVERAGE DAILY NET ASSET
PORTFOLIO                          DECEMBER 31, 2005   METLIFE ADVISERS            VALUE LEVELS
---------                         -------------------- ---------------- ------------------------------------
BlackRock Aggressive Growth......       6,869,382           0.750%      Of the first $500 million
                                                            0.700%      Of the next $500 million
                                                            0.650%      On amounts in excess of $1 billion
BlackRock Bond Income............       4,137,468           0.400%      Of the first $1 billion
                                                            0.350%      Of the next $1 billion
                                                            0.300%      Of the next $1 billion
                                                            0.250%      On amounts in excess of $3 billion
BlackRock Diversified............       8,285,784           0.500%      Of the first $500 million
                                                            0.450%      Of the next $500 million
                                                            0.400%      On amounts in excess of $1 billion
BlackRock Investment Trust.......       9,042,281           0.550%      Of the first $500 million
                                                            0.500%      Of the next $500 million
                                                            0.450%      On amounts in excess of $1 billion
BlackRock Large Cap Value........         863,508           0.700%      Of the first $250 million
                                                            0.650%      Of the next $500 million
                                                            0.600%      On amounts in excess of $750 million
BlackRock Legacy Large Cap Growth       3,980,761           0.730%      Of the first $1 billion
                                                            0.650%      On amounts in excess of $1 billion
BlackRock Money Market...........       2,258,065           0.350%      Of the first $1 billion
                                                            0.300%      Of the next $1 billion
                                                            0.250%      On amounts in excess of $2 billion
BlackRock Strategic Value........       8,006,721           0.850%      Of the first $500 million
                                                            0.800%      Of the next $500 million
                                                            0.750%      On amounts in excess of $1 billion
Capital Guardian U.S. Equity.....       3,372,518           0.700%      Of the first $200 million
                                                            0.650%      Of the next $300 million
                                                            0.600%      Of the next $1.5 billion
                                                            0.550%      On amounts in excess of $2 billion
Davis Venture Value..............      20,216,812           0.750%      Of the first $1 billion
                                                            0.700%      Of the next $2 billion
                                                            0.675%      On amounts in excess of $3 billion
FI International Stock...........       3,945,949           0.860%      Of the first $500 million
                                                            0.800%      Of the next $500 million
                                                            0.750%      On amounts in excess of $1 billion
FI Mid Cap Opportunities.........       6,730,379           0.750%      Of the first $100 million
                                                            0.700%      Of the next $400 million
                                                            0.650%      On amounts in excess of $500 million
FI Value Leaders.................       3,856,710           0.700%      Of the first $200 million
                                                            0.650%      Of the next $300 million
                                                            0.600%      Of the next $1.5 billion
                                                            0.550%      On amounts in excess of $2 billion

                                    MSF-378

METROPOLITAN SERIES FUND, INC.

                                                   MANAGEMENT
                                                 FEES EARNED BY         ANNUAL
                                                METLIFE ADVISERS      PERCENTAGE            BASED ON PORTFOLIOS
                                              FOR THE PERIOD ENDED  RATES PAID TO         AVERAGE DAILY NET ASSET
PORTFOLIO                                      DECEMBER 31, 2005   METLIFE ADVISERS            VALUE LEVELS
---------                                     -------------------- ---------------- ------------------------------------
Franklin Templeton Small Cap Growth..........         852,255           0.900%      Of the first $500 million
                                                                        0.850%      On amounts in excess of $500 million
Harris Oakmark Focused Value.................      12,936,022           0.750%      Of the first $1 billion
                                                                        0.700%      On amounts in excess of $1 billion
Harris Oakmark Large Cap Value...............       4,028,986           0.750%      Of the first $250 million
                                                                        0.700%      On amounts in excess of $250 million
Jennison Growth..............................       5,898,199           0.700%      Of the first $200 million
                                                                        0.650%      Of the next $300 million
                                                                        0.600%      Of the next $1.5 billion
                                                                        0.550%      On amounts in excess of $2 billion
Lehman Brothers Aggregate Bond Index.........       2,467,453           0.250%      Of all assets
Loomis Sayles Small Cap......................       3,580,773           0.900%      Of the first $500 million
                                                                        0.850%      On amounts in excess of $500 million
MetLife Aggressive Allocation*...............           2,325           0.100%      Of all assets
MetLife Conservative Allocation*.............           4,197           0.100%      Of all assets
MetLife Conservative to Moderate Allocation*.          15,111           0.100%      Of all assets
MetLife Moderate Allocation*.................          29,279           0.100%      Of all assets
MetLife Moderate to Aggressive Allocation*...          21,846           0.100%      Of all assets
MetLife Mid Cap Stock Index..................         884,327           0.250%      Of all assets
MetLife Stock Index..........................      12,015,175           0.250%      Of all assets
MFS Investors Trust..........................         947,619           0.750%      Of all assets
MFS Total Return.............................       2,460,950           0.500%      Of all assets
Morgan Stanley EAFE Index....................       1,175,715           0.300%      Of all assets
Neuberger Berman Mid Cap Value...............       4,044,482           0.700%      Of the first $100 million
                                                                        0.675%      Of the next $250 million
                                                                        0.650%      Of the next $500 million
                                                                        0.625%      Of the next $750 million
                                                                        0.600%      On amounts in excess of $1.6 billion
Oppenheimer Global Equity....................       1,397,667           0.900%      Of the first $50 million
                                                                        0.550%      Of the next $50 million
                                                                        0.500%      Of the next $400 million
                                                                        0.475%      On amounts in excess of $500 million
Russell 2000 Index...........................         970,079           0.250%      Of all assets
Salomon Brothers Strategic Bond Opportunities       2,634,096           0.650%      Of the first $500 million
                                                                        0.550%      On amounts in excess of $500 million
Salomon Brothers U.S. Government.............       2,890,435           0.550%      Of the first $500 million
                                                                        0.450%      On amounts in excess of $500 million
T. Rowe Price Large Cap Growth...............       1,857,536           0.650%      Of the first $50 million
                                                                        0.600%      On amounts in excess of $50 million
T. Rowe Price Small Cap Growth...............       1,751,500           0.550%      Of the first $100 million
                                                                        0.500%      Of the next $300 million
                                                                        0.450%      On amounts in excess of $400 million
Zenith Equity**..............................               0           0.000%      Of all assets

* THE PORTFOLIO OPERATES AS A FUND OF FUNDS BY INVESTING ITS ASSETS IN OTHER PORTFOLIOS OF THE FUND AND SERIES OF MET INVESTORS SERIES TRUST (THE "UNDERLYING PORTFOLIOS"). IN ADDITION TO THE ABOVE MANAGEMENT FEE PAID TO METLIFE ADVISERS, THE PORTFOLIO INDIRECTLY PAYS METLIFE ADVISERS AN INVESTMENT ADVISORY FEE THROUGH ITS INVESTMENTS IN CERTAIN UNDERLYING PORTFOLIOS.
** THE PORTFOLIO OPERATES AS A FUND OF FUNDS BY INVESTING ITS ASSETS IN OTHER PORTFOLIOS OF THE FUND (THE "ZENITH UNDERLYING PORTFOLIOS"). THE PORTFOLIO DOES NOT DIRECTLY PAY METLIFE ADVISERS AN INVESTMENT ADVISORY FEE FOR ITS SERVICES, BUT INDIRECTLY PAYS METLIFE ADVISERS AN INVESTMENT ADVISORY FEE THROUGH ITS INVESTMENTS IN THE ZENITH UNDERLYING PORTFOLIOS.

                                    MSF-379

METROPOLITAN SERIES FUND, INC.

   Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

   MetLife Advisers has entered into various investment subadvisory agreements with respect to the Portfolios. Prior to January 31, 2005, State Street Research & Management Company ("State Street Research"), which until then was a subsidiary of MetLife, Inc., was compensated by MetLife Advisers to provide subadvisory services for BlackRock Bond Income, BlackRock Money Market, BlackRock Investment Trust, BlackRock Diversified, BlackRock Aggressive Growth, BlackRock Strategic Value, BlackRock Large Cap Value and BlackRock Legacy Large Cap Growth. The following table shows the fees earned by State Street Research for providing subadvisory services to these Portfolios for the period January 1, 2005 through January 31, 2005.

                                                                                    FEES EARNED BY STATE STREET RESEARCH &
                                                                                          MANAGEMENT COMPANY FOR THE
PORTFOLIO                                                                             PERIOD JANUARY 1 THROUGH 31, 2005
---------                                                                           --------------------------------------
BlackRock Aggressive Growth (formerly State Street Research Aggressive Growth).....                $323,437
BlackRock Bond Income (formerly State Street Research Bond Income).................                 141,082
BlackRock Diversified (formerly State Street Research Diversified).................                 445,021
BlackRock Investment Trust (formerly State Street Research Investment Trust).......                 516,495
BlackRock Large Cap Value (formerly State Street Research Large Cap Value).........                  41,896
BlackRock Legacy Large Cap Growth (formerly State Street Research Large Cap Growth)                 180,972
BlackRock Money Market (formerly State Street Research Money Market)...............                  42,164
BlackRock Strategic Value (formerly State Street Research Aurora)..................                 386,906

   On January 31, 2005 BlackRock Advisors, Inc. ("BlackRock") succeeded State Street Research as subadviser to these Portfolios and receives compensation for providing subadvisory services thereto.

   MetLife is the investment subadviser for MetLife Stock Index, Lehman Brothers Aggregate Bond Index, Russell 2000 Index, Morgan Stanley EAFE Index and MetLife Mid Cap Stock Index (the "Index Portfolios"). MetLife Advisers pays MetLife an investment subadvisory fee for each such Index Portfolio equal to the costs incurred by MetLife in providing subadvisory services to the Portfolio.

                                                   FEES EARNED BY
                                                  METLIFE FOR THE
       PORTFOLIO                            YEAR ENDED DECEMBER 31, 2005
       ---------                            ----------------------------
       Lehman Brothers Aggregate Bond Index          $  240,764
       MetLife Mid Cap Stock Index.........              82,826
       MetLife Stock Index.................           1,127,182
       Morgan Stanley EAFE Index...........              91,375
       Russell 2000 Index..................              91,003

   Fidelity Management & Research Company receives compensation for providing subadvisory services for FI Mid Cap Opportunities, FI International Stock and FI Value Leaders. T. Rowe Price Associates Inc. is compensated to provide subadvisory services for T. Rowe Price Small Cap Growth and T. Rowe Price Large Cap Growth. Deutsche Investment Management Americas Inc. was compensated to provide subadvisory services for Scudder Global Equity from January 1, 2005 through April 30, 2005. Effective May 1, 2005, OppenheimerFunds, Inc. became subadviser to this Portfolio, which was renamed Oppenheimer Global Equity and receives compensation for providing subadvisory services thereto. Harris Associates L.P. is compensated to provide subadvisory services for Harris Oakmark Focused Value and Harris Oakmark Large Cap Value. Neuberger Berman Management Inc. is compensated to provide subadvisory services for Neuberger Berman Mid Cap Value, which until May 2005 was named Neuberger Berman Partners Mid Cap Value Portfolio. Franklin Advisers, Inc. is compensated to provide subadvisory services for Franklin Templeton Small Cap Growth. Salomon Brothers Asset Management Inc is compensated to provide subadvisory services for Salomon Brothers Strategic Bond Opportunities and Salomon Brothers U.S. Government. Loomis, Sayles & Company, L.P. is compensated to provide subadvisory services for Loomis Sayles Small Cap. Davis Selected Advisers, L.P. is compensated to provide subadvisory services for Davis Venture Value. Massachusetts Financial Services Company is compensated to provide subadvisory services for MFS Investors Trust and MFS Total Return. Capital Guardian Trust Company is compensated to provide subadvisory services for Capital Guardian U.S. Equity. Jennison Associates LLC is compensated to provide subadvisory services for Jennison Growth.

   SERVICE AND DISTRIBUTION FEES:

   The Fund has adopted Distribution Plans under Rule 12b-1 of the 1940 Act for the Fund's Class B and Class E shares. Under the Distribution Plans, the Class B and Class E shares of the Fund pay a fee to compensate the Insurance Companies (or their

                                    MSF-380

METROPOLITAN SERIES FUND, INC.

   affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Fund shares for promoting or selling, and servicing, the Class B and Class E shares of the Portfolio. The fees under the Distribution Plans for each applicable class of a Portfolio's shares are calculated as a percentage of that Portfolio's average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. Amounts paid by each Portfolio for the year ended December 31, 2005 are shown as Service and Distribution fees in the Statement of Operations of the respective Portfolios.

   EXPENSE AGREEMENT:

   Pursuant to an expense agreement relating to each class of BlackRock Large Cap Value, Franklin Templeton Small Cap Growth, MetLife Conservative Allocation, MetLife Conservative to Moderate Allocation, MetLife Moderate Allocation, MetLife Moderate to Aggressive Allocation, MetLife Aggressive Allocation and MFS Investors Trust, MetLife Advisers has agreed, from May 1, 2005 to April 30, 2006, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on a Portfolio's then-current fiscal year, which limits vary from Portfolio to Portfolio). This subsidy, and similar subsidies in effect in earlier periods, are subject to the obligation of each class of such Portfolios to repay MetLife Advisers in future years, if any, when a class' expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class' stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of a Portfolio is obligated to repay any expense paid by MetLife Advisers more than three years in the case of Franklin Templeton Small Cap Growth and MFS Investors Trust and five years in the case of BlackRock Large Cap Value, MetLife Conservative Allocation, MetLife Conservative to Moderate Allocation, MetLife Moderate Allocation, MetLife Moderate to Aggressive Allocation and MetLife Aggressive Allocation after the end of the fiscal year in which such expense was incurred. The expense limits (annual rates as a percentage of each class of each Portfolio's net average daily net assets) in effect from May 1, 2005 to April 30, 2006 are as follows:

      PORTFOLIO                                   EXPENSE LIMIT AGREEMENT
      ---------                                   ----------------------
                                                  CLASS A CLASS B CLASS E
                                                  ------- ------- -------
      BlackRock Large Cap Value..................  0.95%   1.20%   1.10%
      Franklin Templeton Small Cap Growth........  1.15%   1.40%   1.30%
      MetLife Conservative Allocation............  0.10%   0.35%   0.25%
      MetLife Conservative to Moderate Allocation  0.10%   0.35%   0.25%
      MetLife Moderate Allocation................  0.10%   0.35%   0.25%
      MetLife Moderate to Aggressive Allocation..  0.10%   0.35%   0.25%
      MetLife Aggressive Allocation..............  0.10%   0.35%   0.25%
      MFS Investors Trust........................  1.00%   1.25%   1.15%

   As of December 31, 2005, the amounts of expenses deferred in prior years subject to repayment for each Portfolio are as follows:

                                                  EXPENSES DEFERRED
                                                        IN
                                                  -------------------
                                                   2002        2003
                                                   -------     -------

                                                  (SUBJECT TO REPAYMENT
                                                  UNTIL DECEMBER 31,)
                                                  -------------------
              PORTFOLIO                            2007        2006
              ---------                            -------     -------
              Franklin Templeton Small Cap Growth      --     $69,953
              BlackRock Large Cap Value.......... $40,701          --

   For the year ended December 31, 2005, MetLife Advisers recovered $24,000 from BlackRock Large Cap Value and $30,000 from Franklin Templeton Small Cap Growth.

                                    MSF-381

METROPOLITAN SERIES FUND, INC.

   MANAGEMENT FEE WAIVERS:

   Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2005 to April 30, 2006; to reduce its advisory fees set out above under "Investment Management Agreements" for each class of the Portfolios listed below as follows:

                                       ANNUAL
                                     PERCENTAGE
                                        RATE            AVERAGE DAILY NET ASSET
PORTFOLIO                            REDUCTION               VALUE LEVELS
---------                            ---------- ----------------------------------------
BlackRock Bond Income...............   0.025%   Over $1 billion and less than $2 billion
BlackRock Money Market..............   0.005%   First $500 million
                                       0.015%   Next $500 million
Loomis Sayles Small Cap.............   0.050%   All Assets
Lehman Brothers Aggregate Bond Index   0.006%   All Assets
MetLife Mid Cap Stock Index.........   0.007%   All Assets
MetLife Stock Index.................   0.007%   All Assets
Morgan Stanley EAFE Index...........   0.007%   All Assets
Russell 2000 Index..................   0.007%   All Assets
T. Rowe Price Large Cap Growth......   0.015%   First $50 million

   Effective February 17, 2005, T. Rowe Price agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Fund and Met Investor Series Trust ("MIST"), in the aggregate exceed $750,000,000, (ii) T. Rowe Price subadvises three or more portfolios of the Fund and MIST in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio. MetLife Advisers has voluntarily agreed to reduce its advisory fee for T. Rowe Price Large Cap and T. Rowe Price Small Cap by the amount waived (if any) by T. Rowe Price for the relevant Portfolio pursuant to this voluntary subadvisory fee waiver.

   If the aforementioned conditions are met, T. Rowe Price will waive its subadvisory fee paid by MetLife Advisers by 5% for combined Fund and MIST average daily net assets over $750,000,000, 7.5% for the next $1,500,000,000 of combined assets, and 10% for amounts over $3,000,000,000. Any amounts waived pursuant to this subadvisory fee waiver will be allocated with respect to the Fund and MIST portfolios in proportion to such portfolios' net assets. MetLife Advisers has voluntarily agreed to reduce its advisory fee for T. Rowe Price Large Cap and T. Rowe Price Small Cap by the amount waived (if any) by T. Rowe Price for the relevant Portfolio(s) pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and MetLife Advisers at any time.

   Amounts waived for the period ended December 31, 2005 are shown as management fee waiver in the Statement of Operations of the respective Portfolios.

4. SECURITIES LENDING:

   The Fund has entered into a securities lending arrangement with the Fund's custodian, State Street Bank and Trust Company (the "custodian"). Under the agreement, the custodian is authorized to loan securities on the Portfolios' behalf. In exchange, the Portfolio receives either cash or securities collateral against the loaned securities. Each Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan's inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Fund receives 70% of the annual net income from securities lending transactions, which is included in interest income of the respective Portfolios. The remaining 30% is paid to the custodian as compensation for its securities lending services. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Portfolios with outstanding loans at December 31, 2005 are footnoted in the Notes to the Schedule of Investments.

5. REGULATORY MATTERS:

   Regulatory bodies have contacted MetLife Advisers and certain other affiliates of MetLife, Inc. (MetLife, Inc. and its affiliates, the "Company") and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to

                                    MSF-382

METROPOLITAN SERIES FUND, INC.

   those made to many financial service companies as part of industry-wide investigations by various regulatory agencies. The Company at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on MetLife, Inc.'s consolidated financial position. The SEC has commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. In May 2004, General American received a so-called "Wells Notice" stating that the SEC staff is considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American. Under the SEC procedures, General American can avail itself of the opportunity to respond to the SEC staff before it makes a formal recommendation regarding whether any action alleging violations of the U.S. securities laws should be considered. General American has responded to the Wells Notice. The Company is fully cooperating with regard to these information requests and investigations. The Company has also advised the Metropolitan Series Fund Board of Directors that, while certain exceptions to the Fund's policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

6. ACQUISITIONS:

   On April 30, 2005, BlackRock Money Market acquired all of the assets of MIST's Money Market Portfolio pursuant to a plan of reorganization approved on April 30, 2005. The acquisition was accomplished by a tax free exchange of 31,414 Class A shares of BlackRock Money Market (valued at $3.1 million) in exchange for 3,141,377 Class A shares of MIST's Money Market Portfolio (valued at $3.1 million) and 1,944,828 Class B shares of BlackRock Money Market (valued at $194.5 million) in exchange for 194,482,841 Class B shares of MIST's Money Market Portfolio (valued at $194.5 million).

   The Aggregate net assets of BlackRock Money Market and MIST's Money Market Portfolio immediately before the acquisition were $522,346,978 and $197,624,218, respectively. The aggregate net assets of BlackRock Money Market immediately after the acquisition were $719,971,196.

   On April 30, 2005, Jennison Growth acquired all of the assets of Met/Putnam Voyager pursuant to a plan of reorganization approved on April 30, 2005. The acquisition was accomplished by a tax free exchange of 4,750,559 Class A shares of Jennison Growth (valued at $48.3 million) in exchange for 11,080,448 Class A shares of Met/Putnam Voyager (valued at $48.3 million); 860,671 Class B shares of Jennison Growth (valued at $8.7 million) in exchange for 2,011,547 Class B shares of Met/Putnam Voyager (valued at $8.7 million) and 1,035,812 Class E shares of Jennison Growth (valued at $10.5 million) in exchange for 2,421,535 Class E shares of Met/Putnam Voyager (valued at $10.5 million).

   The Aggregate net assets of Jennison Growth and Met/Putnam Voyager immediately before the acquisition were $802,773,484 and $67,506,371, respectively. The aggregate net assets of Jennison Growth immediately after the acquisition were $870,279,855.

7. SUBSEQUENT EVENT:

   On February 1, 2006, the Board of Directors of the Fund approved new Subadvisory Agreements (the "Agreements") with respect to Salomon Brothers Strategic Bond Opportunities and Salomon Brothers U.S. Government (collectively, the "Salomon Brothers Portfolios") between MetLife Advisers and Western Asset Management Company ("Western Asset"). The Agreements are not subject to shareholder approval and will become effective May 1, 2006. The Advisory Agreements between the Fund, with respect to the Salomon Brothers Portfolios, and MetLife Advisers will remain in effect and fees payable thereunder to MetLife Advisers will not change.

   Under the Agreements, Western Asset will become subadviser to the Salomon Brothers Portfolios, succeeding its affiliate, Salomon Brothers Asset Management Inc ("SBAM"), and will become responsible for the day-to-day management of the Salomon Brothers Portfolios' investment operations under the oversight of MetLife Advisers and the Board. The names of the Salomon Brothers Portfolios will be changed to the "Western Asset Management U.S. Government Portfolio" and "Western Asset Management Strategic Bond Opportunities Portfolio" at the time the Agreements take effect.

   On December 13, 2005, the Board approved the acquisition of MFS Investors Trust by the Legg Mason Value Equity Portfolio, a series of MIST, subject to the approval of shareholders of MFS Investors Trust. On or about April 28, 2006, the shareholders of MFS Investors Trust will consider the approval of a proposed Agreement and Plan of Reorganization providing for the acquisition of all the assets of MFS Investors Trust by the Legg Mason Value Equity Portfolio in exchange for shares of the Legg Mason Value Equity Portfolio and the assumption by the Legg Mason Value Equity Portfolio of the liabilities of MFS Investors Trust. If approved by shareholders, the reorganization will close on or about May 1, 2006.

   At meetings held on December 13, 2005 and February 1, 2006, as the case may be, the Board approved the acquisition of certain managed separate accounts and mutual funds that are part of the Travelers business of the MetLife organization (each, a

                                    MSF-383

METROPOLITAN SERIES FUND, INC.

   "Travelers Acquired Fund," and, collectively, the "Travelers Acquired Funds") by certain Portfolios of the Fund (the "Acquiring Portfolios"), subject to the approval of shareholders/unitholders of the Travelers Acquired Funds, as described below. During March or April as set forth in the prospectus/proxy statement of each Travelers Acquired Funds, shareholders/unitholders of the Travelers Acquired Funds will consider the approval of proposed Agreements and Plans of Reorganization providing for the acquisition of all the assets of the Travelers Acquired Portfolios by the Acquiring Portfolios in exchange for shares of the Acquiring Portfolios and the assumption by the Acquiring Portfolios of the liabilities of the Travelers Acquired Portfolios. If approved by such shareholders/unitholders, the reorganizations will close on or about May 1, 2006.


TRAVELERS ACQUIRED FUNDS                                           ACQUIRING PORTFOLIOS
------------------------                                           --------------------
MFS Total Return/1/............................................... MFS Total Return
MFS Mid Cap Growth/1/............................................. BlackRock Aggressive Growth
Salomon Brothers Strategic Total Return Bond/1/................... Salomon Brothers Strategic Bond Opportunities
Van Kampen Enterprise/1/.......................................... Capital Guardian U.S. Equity
Travelers Managed Income/1/....................................... BlackRock Bond Income
Travelers Quality Bond/1/......................................... BlackRock Bond Income
Managed Allocation Series: Conservative/1/........................ MetLife Conservative Allocation
Managed Allocation Series: Moderate-Conservative/1/............... MetLife Conservative to Moderate Allocation
Managed Allocation Series: Moderate/1/............................ MetLife Moderate Allocation
Managed Allocation Series: Moderate-Aggressive/1/................. MetLife Moderate to Aggressive Allocation
Managed Allocation Series: Aggressive/1/.......................... MetLife Aggressive Allocation
Equity Income..................................................... FI Value Leaders
Money Market/2/................................................... BlackRock Money Market
Tactical Growth and Income Stock Account for Variable Annuities/3/ MetLife Stock Index
Tactical Aggressive Stock Account for Variable Annuities/3/....... Mid Cap Stock Index
Tactical Short-Term Bond Account for Variable Annuities/3/........ BlackRock Money Market
Travelers Money Market Account for Variable Annuities/3/.......... BlackRock Money Market
Travelers Quality Bond Account for Variable Annuities/3/.......... BlackRock Bond Income
Large Cap/1/...................................................... FI Large Cap/4/
Strategic Equity/1/............................................... FI Large Cap/4/
High Yield Bond Trust/2/.......................................... Western Asset Management High Yield Bond/4/

   On November 3, 2005, the Board approved an advisory fee increase for MFS Total Return, subject to approval by shareholders of MFS Total Return. On February 1, 2006, the Board approved a subadvisory fee increase for MFS Total Return. The subadvisory and advisory fee increases are contingent on the consummation of the proposed reorganization of the MFS Total Return Portfolio (the "TST Portfolio") of the TST into the Fund's MFS Total Return Portfolio. On or about April 28, 2006, the shareholders of the Fund's MFS Total Return Portfolio will consider the approval of a proposed amendment to the Advisory Agreement between the Fund, on behalf MFS Total Return, and MetLife Advisers providing for the increase in advisory fee. If the amendment is approved by shareholders and the merger is consummated, the new advisory and subadvisory fee rates will be effective May 1, 2006.

/1/ THE TRAVELERS ACQUIRED FUND IS A SERIES OF THE TRAVELERS SERIES TRUST (THE "TST").
/2/ THE TRAVELERS ACQUIRED FUND IS A STAND-ALONE OPEN-END INVESTMENT COMPANY. /3/ THE TRAVELERS ACQUIRED FUND IS A STAND-ALONE MANAGED SEPARATE ACCOUNT.
/4/ THE ACQUIRING PORTFOLIO WILL BE A NEWLY-ESTABLISHED SERIES OF THE FUND.

                                    MSF-384

METROPOLITAN SERIES FUND, INC.

 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and Shareholders of the Metropolitan Series Fund,
Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock Aggressive Growth Portfolio, BlackRock Bond Income Portfolio, BlackRock Diversified Portfolio, BlackRock Investment Trust Portfolio, BlackRock Large Cap Value Portfolio, BlackRock Legacy Large Cap Growth Portfolio, BlackRock Money Market Portfolio, BlackRock Strategic Value Portfolio, Capital Guardian U.S. Equity Portfolio, Davis Venture Value Portfolio, FI International Stock Portfolio, FI Mid Cap Opportunities Portfolio, FI Value Leaders Portfolio, Franklin Templeton Small Cap Growth Portfolio, Harris Oakmark Focused Value Portfolio, Harris Oakmark Large Cap Value Portfolio, Jennison Growth Portfolio, Lehman Brothers Aggregate Bond Index Portfolio, Loomis Sayles Small Cap Portfolio, MetLife Aggressive Allocation Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Mid Cap Stock Index Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio, MetLife Stock Index Portfolio, MFS Investors Trust Portfolio, MFS Total Return Portfolio, Morgan Stanley EAFE Index Portfolio, Neuberger Berman Mid Cap Value Portfolio, Oppenheimer Global Equity Portfolio, Russell 2000 Index Portfolio, Salomon Brothers Strategic Bond Opportunities Portfolio, Salomon Brothers U.S. Government Portfolio, T. Rowe Price Large Cap Growth Portfolio, T. Rowe Price Small Cap Growth Portfolio, and Zenith Equity Portfolio (the "Portfolios"), of the Metropolitan Series Fund, Inc. (the "Fund"), as of December 31, 2005, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each Portfolio of the Metropolitan Series Fund as of December 31, 2005, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the respective periods presented in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 17, 2006

                                    MSF-385

METROPOLITAN SERIES FUND, INC.

 SHAREHOLDER VOTES


At a Special Meeting of Shareholders of the Portfolios listed below held on January 18, 2005, the respective shareholders voted for the following proposals:

                                                                                       FOR      AGAINST   ABSTAIN     TOTAL
                                                                                   ----------- --------- --------- -----------
1. To approve, with respect to the BlackRock Aggressive Growth Portfolio            44,355,791 1,991,761 3,330,752  49,678,304
   (formerly State Street Research Aggressive Growth Portfolio), a new advisory agreement between MetLife Advisers, LLC and Metropolitan Series Fund, Inc.
2. To approve, with respect to the BlackRock Aggressive Growth Portfolio            44,225,435 2,055,700 3,397,169  49,678,304
   (formerly State Street Research Aggressive Growth Portfolio), a new
   subadvisory agreement between MetLife Advisers, LLC and BlackRock
   Advisors, Inc.
3. To approve, with respect to the BlackRock Diversified Portfolio (formerly State 113,487,407 4,495,415 7,708,906 125,691,729
   Street Research Diversified Portfolio), a new advisory agreement between
   MetLife Advisers, LLC and Metropolitan Series Fund, Inc.
4. To approve, with respect to the BlackRock Diversified Portfolio (formerly State 113,282,430 4,588,705 7,820,594 125,691,729
   Street Research Diversified Portfolio), a new subadvisory agreement between
   MetLife Advisers, LLC and BlackRock Advisors, Inc.
5. To approve, with respect to the BlackRock Large Cap Value Portfolio (formerly     7,915,308   227,791   347,809   8,490,908
   State Street Research Large Cap Value Portfolio), a new advisory agreement between MetLife Advisers, LLC and Metropolitan Series Fund, Inc.
6. To approve, with respect to the BlackRock Large Cap Value Portfolio (formerly     7,859,406   269,482   362,020   8,490,908
   State Street Research Large Cap Value), a new subadvisory agreement between MetLife Advisers, LLC and BlackRock Advisors, Inc.
7. To approve, with respect to the BlackRock Strategic Value Portfolio (formerly    47,524,910 2,039,216 2,169,045  51,733,171
   State Street Research Aurora Portfolio), a new advisory agreement between
   MetLife Advisers, LLC and Metropolitan Series Fund, Inc.
8. To approve, with respect to the BlackRock Strategic Value Portfolio (formerly    47,017,409 2,163,000 2,552,763  51,733,171
   State Street Research Aurora Portfolio), a new subadvisory agreement between MetLife Advisers, LLC and BlackRock Advisors, Inc.
9. To approve, with respect to the BlackRock Investment Trust Portfolio             65,652,698 3,116,097 4,808,317  73,577,112
   (formerly State Street Research Investment Trust Portfolio), a new advisory agreement between MetLife Advisers, LLC and Metropolitan Series Fund, Inc.
10. To approve, with respect to the BlackRock Investment Trust Portfolio            65,446,060 3,221,430 4,949,622  73,617,112
    (formerly State Street Research Investment Trust Portfolio), a new
    subadvisory agreement between MetLife Advisers, LLC and BlackRock
    Advisors, Inc.
11. To approve, with respect to the BlackRock Bond Income Portfolio (formerly        8,050,317   255,325   635,059   8,940,701
    State Street Research Bond Income Portfolio), a new subadvisory agreement between MetLife Advisers, LLC and BlackRock Advisors, Inc.

                                    MSF-386

METROPOLITAN SERIES FUND, INC.

                                                                                          FOR      AGAINST   ABSTAIN    TOTAL
                                                                                       ---------- --------- --------- ----------
12. To approve, with respect to the BlackRock Legacy Large Cap Growth Portfolio        25,955,422 1,032,724 2,053,809 29,041,955
    (formerly State Street Research Large Cap Growth Portfolio), a new subadvisory agreement between MetLife Advisers, LLC and BlackRock Advisors, Inc.
13. To approve, with respect to the BlackRock Money Market Portfolio (formerly          5,118,585   130,666   347,371  5,596,622
    State Street Research Money Market Portfolio), a new subadvisory agreement between MetLife Advisers, LLC and BlackRock Advisors, Inc.



At a Special Meeting of Shareholders of the Met/Putnam Voyager Portfolio held on April 29, 2005, the shareholders voted for the following proposal:

                                                                                           FOR     AGAINST ABSTAIN   TOTAL
                                                                                        ---------- ------- ------- ----------
1. To approve an Agreement and Plan of Reorganization with respect to the acquisition   14,236,536 248,767 655,504 15,140,807
   of Met/Putnam Voyager Portfolio by Jennison Growth Portfolio, each a Portfolio of the Metropolitan Series Fund, Inc.

                                    MSF-387

METROPOLITAN SERIES FUND, INC.

 DIRECTORS AND OFFICERS


The Fund's Directors review actions of the Fund's investment adviser and subadvisers, and decide upon matters of general policy. The Fund's officers supervise the daily business operations of the Fund. The Board of Directors and the Fund's officers are listed below. Each Director is responsible for overseeing all 37 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund's organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor.

INTERESTED DIRECTORS/(1)/

Each Director below is an "interested person" (as defined by the 1940 Act) in that Mr. McHaffie is an employee of MetLife, and Mr. Typermass is a former employee of MetLife, which is an affiliate of MetLife Advisers, the investment adviser of the Fund.




                                CURRENT
                              POSITION(S)        POSITION(S) PRINCIPAL OCCUPATIONS OVER PAST FIVE YEARS, INCLUDING OTHER
NAME, ADDRESS AND AGE          WITH FUND         HELD SINCE  DIRECTORSHIPS/(2)/
---------------------   ------------------------ ----------  ------------------
Hugh C. McHaffie         Director, Chairman of      2003     Senior Vice President, MetLife (since 2000), MetLife Group,
Metropolitan Life       the Board, President and             Inc. (since 2003); Manager, Chair of the Board of Managers,
Insurance Company       Chief Executive Officer              President and Chief Executive Officer, MetLife Advisers,
501 Boylston Street                                          since 2003; Chairman of the Board (since 2004) and Director
Boston, MA 02116                                             (since 2003), Enterprise General Insurance Agency, Inc.;
Age: 47                                                      Director (since 2002) and Executive Vice President (since
                                                             2003), First MetLife Investors Insurance Company, MetLife
                                                             Investors Insurance Company, MetLife Investors Insurance
                                                             Company of California, MetLife Investors; Director (since
                                                             2004) and Senior Vice President (since 1999), NELICO;
                                                             Director, Cova Corporation (since 2000), General American
                                                             (since 2004), Omega Reinsurance Corporation (since 2003);
                                                             Director (since 2005), Travelers Asset Management
                                                             International Company LLC, Travelers Investment Adviser,
                                                             Inc.; Director and Chairman (since 2005), CitiStreet Funds,
                                                             Inc.; Senior Vice President (since 2005), The Travelers
                                                             Insurance Company, The Travelers Life and Annuity Company,
                                                             Citicorp Life Insurance Company, First Citicorp Life
                                                             Insurance Company; formerly, Senior Vice President, New
                                                             England Zenith Fund ("Zenith Fund")**.
Arthur G. Typermass             Director            1998     Formerly, Senior Vice-President and Treasurer, MetLife,
43 Chestnut Street                                           1997-1998.
Garden City, NY 11530
Age: 68

                                                               NUMBER OF
                                                             PORTFOLIOS IN
                                                                 FUND
                                                                COMPLEX
PRINCIPAL OCCUPATIONS OVER PAST FIVE YEARS, INCLUDING OTHER   OVERSEEN BY
DIRECTORSHIPS/(2)/                                           DIRECTOR/(3)/
------------------                                           -------------
Senior Vice President, MetLife (since 2000), MetLife Group,       38
Inc. (since 2003); Manager, Chair of the Board of Managers,
President and Chief Executive Officer, MetLife Advisers,
since 2003; Chairman of the Board (since 2004) and Director
(since 2003), Enterprise General Insurance Agency, Inc.;
Director (since 2002) and Executive Vice President (since
2003), First MetLife Investors Insurance Company, MetLife
Investors Insurance Company, MetLife Investors Insurance
Company of California, MetLife Investors; Director (since
2004) and Senior Vice President (since 1999), NELICO;
Director, Cova Corporation (since 2000), General American
(since 2004), Omega Reinsurance Corporation (since 2003);
Director (since 2005), Travelers Asset Management
International Company LLC, Travelers Investment Adviser,
Inc.; Director and Chairman (since 2005), CitiStreet Funds,
Inc.; Senior Vice President (since 2005), The Travelers
Insurance Company, The Travelers Life and Annuity Company,
Citicorp Life Insurance Company, First Citicorp Life
Insurance Company; formerly, Senior Vice President, New
England Zenith Fund ("Zenith Fund")**.
Formerly, Senior Vice-President and Treasurer, MetLife,           38
1997-1998.



NON-INTERESTED DIRECTORS/(1)/

Each Director below is NOT an "interested person" (as defined by the 1940 Act).

                                                                                                                   NUMBER OF
                                                                                                                 PORTFOLIOS IN
                                                                                                                     FUND
                              CURRENT                                                                               COMPLEX
                            POSITION(S) POSITION(S) PRINCIPAL OCCUPATIONS OVER PAST FIVE YEARS, INCLUDING OTHER   OVERSEEN BY
NAME, ADDRESS AND AGE        WITH FUND  HELD SINCE  DIRECTORSHIPS/(2)/                                           DIRECTOR/(3)/
---------------------   -   ----------- ----------  ------------------                                           -------------
Steve A. Garban+             Director      1993     Formerly, Chief Financial Officer, Senior Vice President          38
226 Harris Drive                                    Finance and Operations and Treasurer (Emeritus), The
State College, PA 16801                             Pennsylvania State University.
Age: 68
Linda B. Strumpf             Director      2000     Vice President and Chief Investment Officer, Ford                 38
Ford Foundation                                     Foundation.
320 E. 43/rd/ Street
New York, NY 10017
Age: 58

                                    MSF-388

METROPOLITAN SERIES FUND, INC.

                                                                                                                    NUMBER OF
                                                                                                                  PORTFOLIOS IN
                                                                                                                      FUND
                               CURRENT                                                                               COMPLEX
                             POSITION(S) POSITION(S) PRINCIPAL OCCUPATIONS OVER PAST FIVE YEARS, INCLUDING OTHER   OVERSEEN BY
NAME, ADDRESS AND AGE         WITH FUND  HELD SINCE  DIRECTORSHIPS/(2)/                                           DIRECTOR/(3)/
---------------------        ----------- ----------  -----------------------------------------------------------  -------------
Michael S. Scott Morton+      Director      1993     Jay W. Forrester Professor of Management (Emeritus) at            38
Massachusetts Institute of                           Sloan School of Management, MIT.
Technology ("MIT")
50 Memorial Drive
Cambridge, MA 02138
Age: 68
H. Jesse Arnelle              Director      2001     Counsel, Womble Carlyle Sandrie & Rice; Director, Textron         38
400 Urbano Drive                                     Inc. (global multi-industry company)*; formerly, Director,
San Francisco, CA 94127                              Gannet Co. Inc. (diversified news and information
Age: 72                                              company)*; formerly, Director, Eastman Chemical Company
                                                     (global chemical company)*; formerly, Director, Waste
                                                     Management, Inc.*; Director, Armstrong Holdings Inc.
                                                     (parent company of floor and ceiling products business)*;
                                                     Director, FPL Group Inc. (public utility holding company)*;
                                                     Director, URS Corporation (engineering design services
                                                     firm)*.
Nancy Hawthorne               Director      2003     Director and Chairman of the Board, Avid Technologies             38
60 Hyslop Road                                       (computer software company)*; formerly, Board of Advisors,
Brookline, MA 02445                                  L. Knife & Sons, Inc. (beverage distributor); Chief
Age: 54                                              Executive Officer, Clerestory LLC (corporate financial
                                                     advisor); formerly, Trustee, Zenith Fund**; formerly, Chief
                                                     Executive Officer and Managing Partner, Hawthorne, Krauss
                                                     and Associates (corporate financial advisor); formerly,
                                                     Chief Financial Officer and Executive Vice President,
                                                     Continental Cablevision, subsequently renamed MediaOne
                                                     (cable television company); formerly, Director, Life F/X,
                                                     Inc.; formerly, Chairman of the Board, WorldClinic
                                                     (distance medicine company); formerly, Director, Perini
                                                     Corporation (construction)*; formerly, Director, CGU
                                                     (property and casualty insurance company); formerly,
                                                     Director, Beacon Power Corporation (energy)*.
John T. Ludes                 Director      2003     Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman,        38
57 Water Street                                      President and Chief Operating Officer, Fortune
Marion, MA 02738                                     Brands/American Brands (global conglomerate); formerly,
Age: 69                                              President and CEO, Acushnet Company (athletic equipment).

OFFICERS/(1)/

                                 CURRENT
                               POSITION(S) POSITION(S)
NAME AND ADDRESS           AGE  WITH FUND  HELD SINCE  PRINCIPAL OCCUPATIONS OVER PAST FIVE YEARS/(2)/
----------------           --- ----------- ----------  -----------------------------------------------------------
Jeffrey P. Halperin        38    Interim      2005     Assistant Vice President, MetLife Group, Inc., since 2003;
Metropolitan Life                 Chief                Assistant Vice President, MetLife, since 2002.
Insurance Company              Compliance
One MetLife Plaza                Officer
27-01 Queens Plaza North
Long Island City, NY 11101
John F. Guthrie, Jr.       62  Senior Vice    2002     Manager and Senior Vice President, MetLife Advisers; Vice
MetLife Advisers, LLC           President              President, MetLife; Vice President, NELICO; Vice President,
501 Boylston Street                                    Met Investors Advisory, LLC, since 2005; Vice President,
Boston, MA 02116                                       CitiStreet Funds, Inc., since 2005; formerly, Senior Vice
                                                       President, Zenith Fund**.
Alan C. Leland             53  Senior Vice    2005     Treasurer and Chief Financial Officer, MetLife Advisers,
MetLife Advisers, LLC           President              LLC; Treasurer, Met Investors Advisory, LLC, since 2002;
501 Boylston Street                                    Vice President, MetLife Group, Inc., since 2003; Vice
Boston, MA 02116                                       President, MetLife; Senior Vice President, NELICO;
                                                       President, CitiStreet Funds, Inc., since 2005. Assistant
                                                       Treasurer, Travelers Asset Management International Company
                                                       LLC and Travelers Investment Adviser, Inc., since 2005.

                                    MSF-389

METROPOLITAN SERIES FUND, INC.

                                 CURRENT
                               POSITION(S) POSITION(S)
NAME AND ADDRESS           AGE  WITH FUND  HELD SINCE  PRINCIPAL OCCUPATIONS OVER PAST FIVE YEARS/(2)/
----------------           --- ----------- ----------  -----------------------------------------------------------
Peter Duffy                50     Vice        2000     Senior Vice President, MetLife Advisers, since December
MetLife Advisers, LLC           President              1998; Senior Vice President; NELICO; Vice President,
501 Boylston Street                and                 MetLife; Vice President, Travelers Asset Management
Boston, MA 02116                Treasurer              International Company LLC and Travelers Investment Adviser,
                                                       Inc., since 2005; Treasurer and Chief Financial Officer,
                                                       Travelers Series Trust, since 2005; Treasurer, Chief
                                                       Financial Officer and Chief Accounting Officer, CitiStreet
                                                       Funds, Inc., since 2005; formerly, Vice President and
                                                       Treasurer, Zenith Fund**.
Thomas M. Lenz             47     Vice        2002     General Counsel and Secretary, MetLife Advisers, since
MetLife Advisers, LLC           President              1998; Assistant General Counsel, MetLife; Secretary and
501 Boylston Street                and                 Chief Legal Officer, CitiStreet Funds, Inc., since 2005;
Boston, MA 02116                Secretary              formerly, Vice President and Secretary, Zenith Fund**.
Thomas C. McDevitt         50     Vice        2002     Vice President, CitiStreet Funds, Inc., since 2005.
MetLife Advisers, LLC           President              Formerly, Vice President, Zenith Fund**.
501 Boylston Street
Boston, MA 02116
Daphne Thomas-Jones        50     Vice        2000     Assistant Vice President, since 1998; formerly, Director,
Metropolitan Life               President              MetLife.
Insurance Company
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101

* Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
** Following its merger into the Fund on May 1, 2003, the Zenith Fund deregistered as an investment company with the SEC on January 29, 2004. (+)Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (the "State Street Research Funds").
(1)Each Director of the Fund also serves as trustee of Metropolitan Series Fund II ("Met Series Fund II"), a registered investment company advised by MetLife Advisers. Each officer of the Fund serves in the same position with Met Series Fund II, which consists of one portfolio.
(2)Positions during the past five years with the Fund, MetLife, MetLife Advisers, Zenith Fund, NELICO, New England Financial, New England Funds, L.P., or New England Securities Corporation ("NES") are omitted if not materially different.
(3)The Fund Complex includes the Fund (37 Portfolios) and Met Series Fund II (1 Portfolio).

                                    MSF-390

METROPOLITAN SERIES FUND, INC.

 BOARD APPROVAL OF ADVISORY AND SUBADVISORY AGREEMENTS--UNAUDITED


The Fund's Contract Review Committees of the Board of Directors typically meet once each year, usually in early fall, to review the Portfolios' advisory agreements (the "Advisory Agreements") and sub-advisory agreements (the "Subadvisory Agreements," and, together with the Advisory Agreement, the "Agreements") and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Subsequent to the initial approval of an Agreement for a new Portfolio or with a new adviser or Subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and interviews regularly various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the Subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Funds' investment adviser, believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items,
(i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios' performance benchmarks,
(ii) information on the Portfolios' advisory and subadvisory fees and other expenses, including information comparing the Portfolios' expenses to those of peer groups of funds and information about any applicable expense caps and fee "breakpoints," (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and the Subadvisers, and potential "fall-out" or ancillary benefits that MetLife Advisers, the Subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the Subadvisers' responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers' responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers' and the Subadvisers' financial results and condition, (vii) each Portfolio's investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant Subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios' brokerage, if any, including allocations to brokers affiliated with the Subadvisers and the use of "soft" commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the Subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the Subadvisers.

Following meetings of each Contract Review Committee in October, 2005, at its November 3, 2005 meeting, the Board of Directors approved the continuation of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements (together with the Advisory Agreements, the "Continued Agreements") for each of the following Portfolios:

          PORTFOLIOS FOR WHICH CONTINUATION OF SUBADVISORY AGREEMENTS
                           APPROVED AT NOVEMBER 3, 2005 MEETING
                           -------------------------
                          Capital Guardian U.S. Equity
                              Davis Venture Value
                             FI International Stock
                            FI Mid Cap Opportunities
                                FI Value Leaders
                      Franklin Templeton Small Cap Growth
                          Harris Oakmark Focused Value
                         Harris Oakmark Large Cap Value
                                Jennison Growth
                      Lehman Brothers Aggregate Bond Index
                            Loomis Sayles Small Cap
                          MetLife Mid Cap Stock Index
                              MetLife Stock Index
                              MFS Investors Trust
                                MFS Total Return
                           Morgan Stanley EAFE Index
                         Neuberger Berman Mid Cap Value
                               Russell 2000 Index
                         T. Rowe Price Large Cap Growth
                         T. Rowe Price Small Cap Growth

                                    MSF-391

METROPOLITAN SERIES FUND, INC.

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED TO THE RELEVANT PORTFOLIOS UNDER THE CONTINUED AGREEMENTS. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant Subadvisers (if any) and their affiliates (each, an "Adviser," and, collectively, the "Advisers") to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers' abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than Zenith Equity and the Asset Allocation Portfolios) that MetLife Advisers is
(i) ultimately responsible for the performance of such Portfolios;
(ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of Subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of Subadvisers; and
(iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the Subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios' day-to-day operations (other than portfolio management). With respect to Zenith Equity and the Asset Allocation Portfolios, the Directors considered the portfolio management services of MetLife Advisers. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

INVESTMENT PERFORMANCE OF THE RELEVANT PORTFOLIOS. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party's methodology for identifying a Portfolio's peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio (if any) that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of such Portfolio's Advisory and/or Subadvisory Agreements. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio's performance, although lagging in certain recent periods, was stronger over the longer term;
(ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio's investment objective(s) and policies and that the Portfolio was performing as expected, given market conditions and the Portfolio's investment objective(s) and policies; (iii) that the Portfolio's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant Subadviser (if any) had taken or was taking steps designed to help improve the Portfolio's investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

THE COSTS OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED BY THE ADVISERS AND THEIR AFFILIATES FROM THEIR RELATIONSHIPS WITH THE PORTFOLIOS. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios for which the Board considered the relevant Subadvisory Agreements, by such Subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, "Fees"), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios' advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to the Portfolio. The Directors considered MetLife Advisers' recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the Subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of

                                    MSF-392

METROPOLITAN SERIES FUND, INC.

the relevant Portfolios, the expense levels of such Portfolios, and whether the relevant Advisers had implemented breakpoints, Fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally and the related profitability to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

ECONOMIES OF SCALE. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps or fee waivers. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant Subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

OTHER FACTORS. The Directors also considered other factors, which included but were not limited to the following:

  . the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

  . the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

  . so-called "fall-out benefits" to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers and by reason of brokerage commissions generated by the relevant Portfolios' securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through November 30, 2006.

CERTAIN MATTERS RELATING TO THE SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO AND SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO. On June 23, 2005, Citigroup Inc., the parent company of SBAM, agreed to sell substantially all of its asset management business, including SBAM, to Legg Mason Inc. ("Legg Mason"). SBAM is the subadviser to the Salomon Brothers Portfolios, and the consummation of the aforementioned transaction would result in a change of control of SBAM and the automatic termination of the Salomon Brothers Portfolios' subadvisory agreements. In connection with the anticipated change of control of SBAM, the Board approved new subadvisory agreements between MetLife Advisers and SBAM for the Salomon Brothers Portfolios at a special meeting of the Board held on October 6, 2005. In considering the new subadvisory agreements for the Salomon Brothers Portfolios, the Board met with a representative from SBAM and received information regarding the proposed transaction, Legg Mason and its asset management affiliates, and Legg Mason's plans for SBAM after the closing of the transaction. In approving the new subadvisory agreements, the Board considered the factors described above with respect to the Portfolios, as relevant. In addition to these factors, the Board also considered:

  . that the new subadvisory agreements are substantially similar to the Salomon Brothers Portfolios' previous subadvisory agreement; and

  . the business, experience and reputation of Legg Mason and its asset management affiliates and the prominence of the Legg Mason name in the marketplace for investment advice.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the new subadvisory agreements between MetLife Advisers and SBAM for the Salomon Brothers Portfolios.

                                    MSF-393

METROPOLITAN SERIES FUND, INC.

CERTAIN MATTERS RELATING TO THE MFS TOTAL RETURN PORTFOLIO. On December 13, 2005, the Board approved the proposed reorganization of the MFS Total Return Portfolio (the "TST Portfolio") of the TST into the Fund's MFS Total Return Portfolio (the "Acquiring Portfolio") (the "MFS Total Return Reorganization"). The TST's Board of Trustees approved the MFS Total Return Reorganization on behalf of the TST Portfolio at a meeting held on November 10, 2005 and recommended that the MFS Total Return Reorganization be submitted to the TST Portfolio's shareholders for approval. The Acquiring Portfolio's shareholders are not required to approve the MFS Total Return Reorganization. If approved by the TST Portfolio's shareholders, the MFS Total Return Reorganization is expected to close on May 1, 2006.

Massachusetts Financial Services Company ("MFS"), subadviser to both the TST Portfolio and the Acquiring Portfolio, has informed the Fund that it is not willing to subadvise the Acquiring Portfolio at its current subadvisory fee schedule past May 1, 2006. In connection therewith, MFS informed the Fund that, should the MFS Total Return Reorganization be consummated, it would be willing to continue to subadvise the Acquiring Portfolio after May 1, 2006 at the new subadvisory fee rates shown in the table below. At the same time, MetLife Advisers informed the Fund that, should the subadvisory fee schedule for the Acquiring Portfolio be increased as described below, MetLife Advisers would seek an increase in the advisory fee schedule for the Acquiring Portfolio after May 1, 2006 to the levels shown below.

          SUBADVISORY FEE SCHEDULE           SUBADVISORY FEE SCHEDULE
            PRIOR TO MAY 1, 2006            EFFECTIVE MAY 1, 2006/(1)/
     ---------------------------------- ----------------------------------
         ANNUAL      AVERAGE DAILY NET      ANNUAL      AVERAGE DAILY NET
     PERCENTAGE RATE ASSET VALUE LEVELS PERCENTAGE RATE ASSET VALUE LEVELS
     --------------- ------------------ --------------- ------------------
          0.25%      First $50 million       0.35%      First $250 million
          0.20%      Over $50 million        0.30%       Next $1 billion
                                             0.25%      Next $250 million
                                             0.20%      Over $1.5 billion

           ADVISORY FEE SCHEDULE              ADVISORY FEE SCHEDULE
            PRIOR TO MAY 1, 2006            EFFECTIVE MAY 1, 2006/(2)/
     ---------------------------------- ----------------------------------
         ANNUAL      AVERAGE DAILY NET      ANNUAL      AVERAGE DAILY NET
     PERCENTAGE RATE ASSET VALUE LEVELS PERCENTAGE RATE ASSET VALUE LEVELS
     --------------- ------------------ --------------- ------------------
          0.50%          All Assets          0.60%      First $250 million
                                             0.55%      Next $500 million
                                             0.50%      Over $750 million

/(1)/ SUBJECT TO CONSUMMATION OF THE MFS TOTAL RETURN REORGANIZATION.

/(2)/ SUBJECT TO CONSUMMATION OF THE MFS TOTAL RETURN REORGANIZATION AND SHAREHOLDER APPROVAL OF THE ADVISORY FEE INCREASE.

In order to retain MFS as subadviser to the Acquiring Portfolio, at meetings held on November 3, 2005 and February 1, 2006, the Board approved the subadvisory fee increase and, subject to the approval of shareholders of the Acquiring Portfolio, the advisory fee increase, for the Acquiring Portfolio, as described above. The subadvisory and advisory fee increases are contingent on the consummation of the MFS Total Return Reorganization. On or about April 28, 2006, the shareholders of the Acquiring Portfolio will consider the approval of a proposed amendment to the Advisory Agreement between the Fund, on behalf the Acquiring Portfolio, and MetLife Advisers providing for the increase in advisory fee. If the amendment is approved by shareholders and the MFS Total Return Reorganization is consummated, the new advisory and subadvisory fee rates will take effect May 1, 2006.

In approving amended advisory and subadvisory agreements for the Acquiring Portfolio, which include the increased advisory and subadvisory fee schedules and under which MetLife Advisers and MFS would continue to act as adviser and subadviser to the Acquiring Portfolio, the Board considered the factors described above with respect to the Portfolios, as relevant. In addition to these factors, the Board also considered:

  . That, in order to retain MFS as subadviser to the Acquiring Portfolio following the consummation of the MFS Total Return Reorganization, the subadvisory fee increase was necessary and that, in order to avoid penalizing MetLife Advisers for such increase, the advisory fee should be adjusted as described above;

  . That the advisory and subadvisory fee schedules under the Acquiring Portfolio's current advisory and subadvisory agreements are below market levels;

  . That, following the MFS Total Return Reorganization, total expenses for the Acquiring Portfolio are expected to decrease by a greater amount than the advisory fee increase under the amended advisory agreement, though no assurances can be given that any such expense decrease will in fact be realized; and

                                    MSF-394

METROPOLITAN SERIES FUND, INC.

  . That, other than the fee schedule changes, the amended advisory and subadvisory agreements are substantially similar to the Acquiring Portfolio's current advisory and subadvisory agreements.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve (i) the amended subadvisory agreement with respect to the Acquiring Portfolio, to take effect May 1, 2006, subject to consummation of the MFS Total Return Reorganization, and (ii) the amended advisory agreement with respect to the Acquiring Portfolio, to take effect May 1, 2006, subject to approval by shareholders of the Acquiring Portfolio and consummation of the MFS Total Return Reorganization.

                                    MSF-395

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission's (the "SEC") website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2005 is available (i) without charge, upon request, by calling (800) 638-7732 and
(ii) on the SEC's website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q". These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

                                    MSF-396

                                 MET INVESTORS
                                 SERIES TRUST

                      Met/AIM Small Cap Growth Portfolio
                         Cyclical Growth ETF Portfolio
                   Cyclical Growth and Income ETF Portfolio
                     Goldman Sachs Mid-Cap Value Portfolio
                    Harris Oakmark International Portfolio
                       Janus Aggressive Growth Portfolio
                           Lazard Mid Cap Portfolio
               (formerly Met/AIM Mid Cap Core Equity Portfolio)
                       Legg Mason Value Equity Portfolio
                     Lord Abbett America's Value Portfolio
                     Lord Abbett Bond Debenture Portfolio
                    Lord Abbett Growth and Income Portfolio
                  Lord Abbett Growth Opportunities Portfolio
                      Lord Abbett Mid-Cap Value Portfolio
                     MetLife Aggressive Strategy Portfolio
                      MetLife Balanced Strategy Portfolio
                     MetLife Defensive Strategy Portfolio
                       MetLife Growth Strategy Portfolio
                      MetLife Moderate Strategy Portfolio
                     MFS Research International Portfolio
                    Neuberger Berman Real Estate Portfolio
                  Oppenheimer Capital Appreciation Portfolio
                   PIMCO Inflation Protected Bond Portfolio
                         PIMCO Total Return Portfolio
                  Met/Putnam Capital Opportunities Portfolio
                        RCM Global Technology Portfolio
                    Third Avenue Small Cap Value Portfolio
                    T. Rowe Price Mid-Cap Growth Portfolio
                        Turner Mid-Cap Growth Portfolio
                         Van Kampen Comstock Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2005

--------------------------------------------------------------------------------

February 1, 2006

LETTER TO POLICYHOLDERS:

In 2005, the U.S. stock market experienced moderate growth while non-U.S. markets on average outperformed. For the year, the S&P 500 Index rose 4.9% while the MSCI EAFE Index rose 14.0%. In addition on average, mid-cap stock funds outperformed both large and small-cap funds and growth stock funds began to outperform value stock funds for the first time in six years.

The Federal Reserve increased short term rates by 200 basis points during 2005 which impacted returns. The average U.S. Bond fund rose 1.9% during the year while the Lehman Aggregate Bond Index rose 2.4%.

On the following pages you will find a complete review of your Portfolios and their investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts to meet your financial goals.

Sincerely,


  /s/ Elizabeth M. Forget

Elizabeth M. Forget
President
Met Investors Series Trust

--------------------------------------------------------------------------------
MET/AIM SMALL CAP GROWTH PORTFOLIO                  FOR THE YEAR ENDED 12/31/05
MANAGED BY AIM CAPITAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


ECONOMIC OVERVIEW & OUTLOOK

Equity markets posted modest returns during 2005. For the year, the S&P 500 posted a 4.91% return, the NASDAQ was up 1.37% and the Dow Jones Industrial Average increased 1.83%. From a style perspective, Value continued to outperform Growth, and Large Cap stocks outperformed Small Caps ending 6 years of out performance by Small Caps.

While continuing to battle a wall of concerns, the U.S. economy celebrated its 4/th/ consecutive year of expansion during 2005. With consumer spending contributing over 65% to the U.S. economy, the primary focus of concern is on the financial health of the U.S. consumer. With a slowing housing market, elevated energy prices and the Fed raising rates, there is concern that consumers are tapped out. But the job market is holding steady with the unemployment rate near 4-year lows at 5%, and consumers are likely to continue their spending habits if real wages hold up. The manufacturing sector slowed at the end of 2005 but still remains at expansion levels. Business capital expenditures will be another key driver to the continued economic expansion, and analysts will be looking for signs of a pick up in this area. Rising energy prices and an overall healthy global economy have driven inflation up and have the Fed aggressively trying to keep prices down by raising rates 2% during the year. The Fed funds rate is now at 4.25% with more tightening expected into early 2006, but many analysts feel that the Fed will stop raising rates during the year.

Consumer spending, energy prices, housing and the Fed remain as areas of concern, but the overall economy has proven its resiliency and appears to be in good shape. As the economic cycle matures into 2006, the economy will likely slow from the current elevated levels, but we do not expect a recession. The Fed is likely nearing the end of its tightening cycle which could lead to better equity market performance in 2006.

PORTFOLIO OVERVIEW

For the year ended December 31, 2005, the Met/AIM Small Cap Growth Portfolio (class B) posted a return of 8.27%, out performing its benchmark, the Russell 2000 Index, which posted a return of 4.55%. Portfolio managers held overweight positions in the health care, information technology and consumer discretionary sectors, and under weight positions in the financials, consumer staples, materials and utilities sectors, relative to the Russell 2000 Index.

The Portfolio's out performance relative to the Russell 2000 Index in 2005 was largely due to strong stock selection and an overweight position in the health care sector. While positive performance within this sector was broad-based, holdings in the health care providers and services industry were the leading contributors to portfolio performance. Other key contributors to both absolute and relative performance were made by holdings in the energy, industrials and materials sectors. Detractors to absolute and relative performance came largely from the information technology and consumer staples sectors.

The new management team continued to use a combination of disciplined portfolio construction and a fundamentally based stock selection process to identify small cap companies with high growth potential, as demonstrated by consistent and accelerating earnings growth.

JULIET ELLIS
JUAN HARTSFIELD
Portfolio Manager
AIM CAPITAL MANAGEMENT, INC.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                    Percent of
                  Description                       Net Assets
                  --------------------------------------------
                  Microsemi Corp.                     1.60%
                  --------------------------------------------
                  Eagle Materials, Inc.               1.38%
                  --------------------------------------------
                  Choice Hotels International, Inc.   1.36%
                  --------------------------------------------
                  MicroStrategy, Inc.--Class A        1.28%
                  --------------------------------------------
                  JLG Industries, Inc.                1.17%
                  --------------------------------------------
                  United Industrial Corp.             1.15%
                  --------------------------------------------
                  Corporate Executive Board Co.       1.15%
                  --------------------------------------------
                  Stericycle, Inc.                    1.14%
                  --------------------------------------------
                  Pediatrix Medical Group, Inc.       1.13%
                  --------------------------------------------
                  Gen Probe, Inc.                     1.12%
                  --------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Non-Cyclical                         28.6%
Technology                           18.7%
Industrials                          15.7%
Cyclical                             13.9%
Financials                            7.0%
Communications                        4.5%
Energy                                9.2%
Basic Materials                       2.4%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MET/AIM SMALL CAP GROWTH PORTFOLIO                  FOR THE YEAR ENDED 12/31/05
MANAGED BY AIM CAPITAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                 MET/AIM SMALL CAP GROWTH PORTFOLIO MANAGED BY
            AIM CAPITAL MANAGEMENT, INC. VS. RUSSELL 2000 INDEX/4/
                           Growth Based on $10,000+

                   [CHART]

  Date           Fund          Russell 2000
  ----           ----          ------------
10/9/2001      $10,000           $10,000
12/31/2001      11,890            11,891
3/31/2002       11,540            12,365
6/30/2002       10,040            11,333
9/30/2002        8,190             8,908
12/31/2002       8,620             9,456
3/31/2003        8,290             9,031
6/30/2003       10,010            11,146
9/30/2003       10,749            12,158
12/31/2003      11,969            13,923
3/31/2004       12,229            14,795
6/30/2004       12,380            14,865
9/30/2004       11,279            14,439
12/31/2004      12,739            16,474
3/31/2005       12,409            15,594
6/30/2005       12,968            16,268
9/30/2005       13,538            17,031
12/31/2005      13,791            17,305


    ---------------------------------------------------------
                                Average Annual Return/5/
                              (for the year ended 12/31/05)
    ---------------------------------------------------------
                             1 Year 3 Year Since Inception/6/
    ---------------------------------------------------------
    Met/Aim Small Cap Growth
    Portfolio--Class A       8.59%  17.25%       4.15%
--  Class B                  8.27%  16.96%       7.90%
    Class E                  8.46%  17.13%       5.05%
    ---------------------------------------------------------
- - Russell 2000 Index/4/    4.15%  20.93%      13.82%
    ---------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Dow Jones Industrial Average is a price-weighted index comprised of 30 common stocks. The Index does not include fees or expenses and is not available for direct investment.

/2/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/3/The NASDAQ Composite Index is a market-value weighted index of all common stocks listed on NASDAQ. The Index does not include fees or expenses and is not available for direct investment.
/4/The Russell 2000 Index is an unmanaged index and measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $664.9 million; the median market capitalization was approximately $539.5 million. The largest company in the Index had a market capitalization of $1.8 billion. The Index does not include fees or expenses and is not available for direct investment.

/5/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/6/Inception of the Class A shares is 1/2/02. Inception of the Class B shares is 10/9/01. Inception of the Class E shares is 4/2/02. Index returns are based on an inception date of 10/9/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CYCLICAL GROWTH ETF PORTFOLIO                     FOR THE PERIOD ENDED 12/31/05
MANAGED BY GALLATIN ASSET MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET OVERVIEW

Domestic equities produced modest gains in the fourth quarter with the S&P 500 Index gaining 2.09%. From a market capitalization standpoint, mid cap stocks were the best performers followed by large cap stocks and then small cap stocks. Materials and financial services were the top performing sectors during the quarter, while the energy and utilities sectors posted losses. Foreign stocks as measured by the MSCI EAFE Index returned 4.08% during the quarter. Bonds underperformed equities during the quarter with the Lehman Brothers Aggregate Bond Index gaining only 0.59%.

PORTFOLIO STRATEGIES

From an asset class perspective, the Portfolio benefited from overweighting equities versus bonds relative to the blended benchmark. We did not have any bond ETF's in the Portfolio during the quarter, preferring to hold more in cash and equities than the blended benchmark. On the stock side, overweighting large cap and mid cap stocks added value in the fourth quarter as small cap stocks underperformed. In fact, the Portfolio did not own a small cap ETF, despite small caps representing 15% of the blended benchmark. The Portfolio was slightly overweight foreign stocks (roughly 12% of the portfolio during the quarter versus 10% in the blended benchmark), which aided relative results as foreign stocks outperformed domestic stocks in the fourth quarter.

With regards to the sector allocation in the large cap segment of the Portfolio, an underweight position in materials detracted from performance as the materials sector was the best performing sector in the S&P 500 Index during the fourth quarter. An overweight position in consumer staples and health care also weighed on relative results. On the positive side, an underweight to consumer discretionary contributed to performance relative to the benchmark.

OUTLOOK

We expect slower economic growth, due in part to the middle to later stage of this economic expansion. Fed rate increases and elevated energy prices also remain drags on the economy. We continue to favor equities versus bonds, particularly large cap stocks as they often perform better in the middle to late stages of an economic expansion. While we continue to include foreign investments, as they offer growth opportunities and add to diversification, we continue to favor domestic equities. We don't expect the U.S. dollar to weaken, so foreign investments should not benefit from currency effects going forward. In the middle to later stages of an economic expansion, companies with records of stable non-cyclical earnings growth tend to get more attention from investors than earlier in an economic cycle when deep cyclical issues are generating above-market earnings growth. Accordingly, we remain overweight the consumer staples and health care sectors and are underweight the consumer discretionary and materials sectors in the large cap portion of the Portfolio.

MARK A. KELLER
Chief Investment Officer
GALLATIN ASSET MANAGEMENT, INC.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                             Percent of
         Description                                         Net Assets
         --------------------------------------------------------------
         iShares MSCI EAFE Index Fund                          11.94%
         --------------------------------------------------------------
         iShares Dow Jones U.S. Healthcare Sector Index Fund   10.37%
         --------------------------------------------------------------
         Vanguard Financials VIPERs                             9.99%
         --------------------------------------------------------------
         iShares S&P MidCap 400 Value Index Fund                9.95%
         --------------------------------------------------------------
         iShares S&P MidCap 400 Growth Index Fund               9.93%
         --------------------------------------------------------------
         Vanguard Information Technology VIPERs                 8.49%
         --------------------------------------------------------------
         Vanguard Consumer Staples VIPERs                       8.47%
         --------------------------------------------------------------
         iShares Dow Jones U.S. Industrial Sector Index Fund    7.26%
         --------------------------------------------------------------
         Vanguard Energy VIPERs                                 4.59%
         --------------------------------------------------------------
         Vanguard Consumer Discretionary VIPERs                 3.94%
         --------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Registered Investment Company                   100.0%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CYCLICAL GROWTH ETF PORTFOLIO                     FOR THE PERIOD ENDED 12/31/05
MANAGED BY GALLATIN ASSET MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                   CYCLICAL GROWTH ETF PORTFOLIO MANAGED BY
  GALLATIN ASSET MANAGEMENT, INC. VS. S&P 500 INDEX/1/ AND BLENDED BENCHMARK*
                           Growth Based on $10,000+

                      [CHART]

                                              Blended
Date            Fund           S&P 500       Benchmark
----            ----           -------       ---------
10/1/2005       $10,000        $10,000         $10,000
12/31/2005      10,204          10,209          10,231
3/31/2006       10,204          10,209          10,231
6/30/2006       10,204          10,209          10,231


    ---------------------------------------------------
                             Cumulative Return/2/
                        (for the period ended 12/31/05)
    ---------------------------------------------------
                              Since Inception/3/
    ---------------------------------------------------
    Cyclical Growth ETF
--  Portfolio--Class B               2.04%
    ---------------------------------------------------
- - S&P 500 Index/1/                 2.09%
    ---------------------------------------------------
--  Blended Benchmark*               2.31%
    ---------------------------------------------------

*2% Merrill Lynch 3-Month T-bill, 10% Merrill Lynch Corporate/Gov't Index, 48% S&P 500 Index, 15% MidCap 400 Index, 15% S&P SmallCap 600 Index, and 10% MSCI EAFE Index.

+The chart reflects the performance of Class B shares of the Portfolio. This is currently the only active Class in the Portfolio.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of Class B shares is 10/1/05. Index returns are based on an inception date of 9/30/05.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CYCLICAL GROWTH AND INCOME ETF PORTFOLIO          FOR THE PERIOD ENDED 12/31/05
MANAGED BY GALLATIN ASSET MANAGEMENT, INC.


LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET OVERVIEW

Domestic equities produced modest gains in the fourth quarter with the S&P 500 Index gaining 2.09%. From a market capitalization standpoint, mid cap stocks were the best performers followed by large cap stocks and then small cap stocks. Materials and financial services were the top performing sectors during the quarter, while the energy and utilities sectors posted losses. Foreign stocks as measured by the MSCI EAFE Index returned 4.08% during the quarter. Bonds underperformed equities during the quarter with the Lehman Brothers Aggregate Bond Index gaining only 0.59%.

PORTFOLIO STRATEGIES

From an asset class perspective, the Portfolio benefited from overweighting equities versus bonds relative to the blended benchmark. We maintained roughly a 19% weighting in bond ETF's during the quarter, compared to a fixed income weighting of 38% in the blended benchmark. On the stock side, overweighting large cap and mid cap stocks added value in the fourth quarter as small cap stocks underperformed. The Portfolio did not own a small cap ETF despite small caps representing 10% of the blended benchmark. The Portfolio was slightly overweight foreign stocks, which aided relative results as foreign stocks outperformed domestic stocks in the fourth quarter.

Our ETF selection in fixed income detracted from performance, as our largest holding in the Portfolio, the iShares GS $ InvesTop Corporate Bond Fund, underperformed our fixed income benchmark during the quarter. With regards to the sector allocation in the large cap segment of the Portfolio, an underweight position in materials detracted from performance as the materials sector was the best performing sector in the S&P 500 Index during the fourth quarter. An overweight position in consumer staples and health care also weighed on relative results. On the positive side, an underweight to consumer discretionary contributed to performance relative to the benchmark.

OUTLOOK

We expect slower economic growth, due in part to the middle to later stage of this economic expansion. Fed rate increases and elevated energy prices also remain drags on the economy. We continue to favor equities versus bonds, particularly large cap stocks as they often perform better in the middle to late stages of an economic expansion. While we continue to include foreign investments, as they offer growth opportunities and add to diversification, we continue to favor domestic equities. We don't expect the U.S. dollar to weaken, so foreign investments should not benefit from currency effects going forward. In the middle to later stages of an economic expansion, companies with records of stable non-cyclical earnings growth tend to get more attention from investors than earlier in an economic cycle when deep cyclical issues are generating above-market earnings growth. Accordingly, we remain overweight the consumer staples and health care sectors and are underweight the consumer discretionary and materials sectors in the large cap portion of the Portfolio.

MARK A. KELLER
Chief Investment Officer
GALLATIN ASSET MANAGEMENT, INC.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                             Percent of
         Description                                         Net Assets
         --------------------------------------------------------------
         iShares GS $ InvesTop Corporate Bond Fund             13.80%
         --------------------------------------------------------------
         iShares S&P MidCap 400 Value Index Fund               12.39%
         --------------------------------------------------------------
         iShares S&P MidCap 400 Growth Index Fund              12.38%
         --------------------------------------------------------------
         iShares Dow Jones U.S. Healthcare Sector Index Fund    7.79%
         --------------------------------------------------------------
         Vanguard Consumer Staples VIPERs                       6.37%
         --------------------------------------------------------------
         Vanguard Information Technology VIPERs                 6.35%
         --------------------------------------------------------------
         Vanguard Financials VIPERs                             6.31%
         --------------------------------------------------------------
         iShares MSCI EAFE Index Fund                           5.98%
         --------------------------------------------------------------
         iShares Dow Jones U.S. Industrial Sector Index Fund    5.48%
         --------------------------------------------------------------
         iShares Lehman 1-3 Year Treasury Bond Fund             5.12%
         --------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Registered Investment Company                       100.0%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CYCLICAL GROWTH AND INCOME ETF PORTFOLIO          FOR THE PERIOD ENDED 12/31/05
MANAGED BY GALLATIN ASSET MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


              CYCLICAL GROWTH AND INCOME ETF PORTFOLIO MANAGED BY
  GALLATIN ASSET MANAGEMENT, INC. VS. S&P 500 INDEX/1/ AND BLENDED BENCHMARK*
                           Growth Based on $10,000+

                          [CHART]

                                               Blended
Date            Fund           S&P 500        Benchmark
----            ----           -------        ---------
10/1/2005       $10,000        $10,000         $10,000
12/31/2005      10,165          10,209          10,208
3/31/2006       10,165          10,209          10,208
6/30/2006       10,165          10,209          10,208


    --------------------------------------------------------------
                                        Cumulative Return/2/
                                   (for the period ended 12/31/05)
    --------------------------------------------------------------
                                         Since Inception/3/
    --------------------------------------------------------------
    Cyclical Growth and Income ETF
--  Portfolio--Class B                          1.65%
    --------------------------------------------------------------
- - S&P 500 Index/1/                            2.09%
    --------------------------------------------------------------
--  Blended Benchmark*                          2.08%
    --------------------------------------------------------------

*2% Merrill Lynch 3-Month T-bill, 38% Merrill Lynch Corporate/Gov't Index, 30% S&P 500 Index, 15% MidCap 400 Index, 10% S&P SmallCap 600 Index, and 5% MSCI EAFE Index

+The chart reflects the performance of Class B shares of the Portfolio. This is currently the only active Class in the Portfolio.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of Class B shares is 10/1/05. Index returns are based on an inception date of 9/30/05.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GOLDMAN SACHS MID-CAP VALUE PORTFOLIO               FOR THE YEAR ENDED 12/31/05
MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT L.P.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE REVIEW

For the one-year period ended December 31, 2005, Met Investors Series Trust Goldman Sachs Mid Cap Value Portfolio Class A shares returned 12.76% versus 12.65% for its benchmark, the Russell Midcap Value Index.

MARKET REVIEW

The U.S. equity markets finished 2005 with solid gains, resulting in a third calendar year of positive returns. After a lackluster first half, the markets strengthened in the third and fourth quarters of the year and the S&P 500 Index returned 4.91% during the one-year period ended December 31, 2005. Value stocks outperformed their growth counterparts for the sixth consecutive year, with the Russell 3000 Value Index returning 6.85% versus the Russell 3000 Growth Index return of 5.17%. From a market cap perspective, mid-caps outperformed large- and small-cap stocks, with the Russell MidCap, Russell 1000, and Russell 2000 Indexes returning 12.65%, 6.27%, and 4.55%, respectively.

PORTFOLIO POSITIONING

During the reporting period, stock selection was strongest in the Consumer Cyclicals, Energy, and Financial sectors, while holdings in Insurance, Technology, and Industrials detracted from performance.

In the Energy sector, our approach has been focused on companies with a favorable mix of competitively low cost structures, positive reserve trends, and disciplined management teams. As a result, many of the Portfolio's holdings have outperformed the extraordinary gains in the sector during the year. We believe the prospects for EOG Resources Inc. (2.5% of the Portfolio), Range Resources Corp. (1.8%), and Williams Companies (1.8%) have all improved in the higher priced environment, particularly as fundamentals in North American natural gas continue to strengthen. Given their strength, we have taken profits in several of the Portfolio's Energy stocks.

In Insurance, difficult headwinds weighed on several of the Portfolio's large holdings, including RenaissanceRe (0.8%) and Willis Group Holdings (0.7%). The destructive hurricane season pressured RenaissanceRe, a reinsurance company. Although we believe the company should recover its losses from an improved pricing cycle, we reduced the Portfolio's exposure to this stock over the reporting period. Willis Group declined after it reported lower earnings attributed to new regulatory requirements. As regulators continue to redefine industry contracts and accounting methods, we believe the environment will become increasingly challenging for many firms as they must decide between growth and profitability.

OUTLOOK

Looking ahead, we believe the market environment still offers quality companies at attractive prices. We think management teams will experience varying degrees of success as they strive to contain rising commodity, regulatory, and operating costs. We believe the merger and acquisition environment should also remain strong, as private equity firms and corporate buyers compete for attractive assets. Additionally, we feel investors are less complacent about secular growth assumptions underlying the Technology, Healthcare and Media sectors. With these trends in mind, it's our belief that our quality focused investment style, driven by fundamental analysis and disciplined valuation, will position us well in the coming months and lead to outperformance over time.

Stocks of smaller and mid-capitalization companies are often more volatile and present greater risks than stocks of larger companies. At times, the Portfolio may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Portfolio is subject to the risk of rising and falling stock prices. In recent years, the U.S. stock market has experienced substantial price volatility.

TEAM MANAGED

The Portfolio is managed by a team headed by Eileen Rominger, Managing Director and Chief Investment Officer--Value. Ms. Rominger joined Goldman Sachs in 1999. From 1981 to 1999, Ms. Rominger worked at Oppenheimer Capital, most recently as a senior portfolio manager.

The Russell Midcap Value Index is an unmanaged index of common stock prices that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

Holdings and allocations shown are unaudited, and may not be representative of current or future investments. Holdings and allocations may not include the Portfolio's entire investment portfolio, which may change at any time. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GOLDMAN SACHS MID-CAP VALUE PORTFOLIO               FOR THE YEAR ENDED 12/31/05
MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT L.P.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/2005

                                                 Percent of
                    Description                  Net Assets
                    ---------------------------------------
                    J.C. Penny Co., Inc.           2.74%
                    ---------------------------------------
                    PPL Corp.                      2.67%
                    ---------------------------------------
                    EOG Resources, Inc.            2.46%
                    ---------------------------------------
                    Ambac Financial Group, Inc.    2.37%
                    ---------------------------------------
                    Harrah's Entertainment, Inc.   2.15%
                    ---------------------------------------
                    PG&E Corp.                     2.04%
                    ---------------------------------------
                    Zions Bancorporation           2.03%
                    ---------------------------------------
                    Range Resources Corp.          1.85%
                    ---------------------------------------
                    Bear Stearns Cos., Inc.        1.84%
                    ---------------------------------------
                    Williams Cos., Inc.(The)       1.82%
                    ---------------------------------------
                    American Standard Cos, Inc.    1.82%
                    ---------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Financials                                         27.9%
Non-Cyclical                                       14.2%
Energy                                             13.2%
Cyclical                                           11.9%
Utilities                                          10.3%
Industrials                                         8.9%
Technology                                          6.2%
Basic Materials                                     4.7%
Communications                                      2.7%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GOLDMAN SACHS MID-CAP VALUE PORTFOLIO               FOR THE YEAR ENDED 12/31/05
MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT L.P.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


               GOLDMAN SACHS MID-CAP VALUE PORTFOLIO MANAGED BY
     GOLDMAN SACHS ASSET MANAGEMENT L.P. VS. RUSSELL MIDCAP VALUE INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

                           Russell Midcap
                Fund           Value
                ----       --------------
 4/30/2004     $10,000         $10,000
 6/30/2004      10,620          10,622
 9/30/2004      10,740          10,807
12/31/2004      12,098          12,262
 3/31/2005      12,350          12,357
 6/30/2005      12,836          12,938
 9/30/2005      13,555          13,630
12/31/2005      13,629          13,813



    ------------------------------------------------------------
                                  Average Annual Return/3/
                                  (for the year ended 12/31/05)
    ------------------------------------------------------------
                                  1 Year    Since Inception/4/
    ------------------------------------------------------------
    Goldman Sachs Mid Cap Value
--  Portfolio--Class A            12.76%         20.42%
    Class B                       12.54%         20.20%
    ------------------------------------------------------------
- - Russell Midcap Value Index/1/ 12.65%         21.28%
    ------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Russell Midcap Value Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. The Index does not include fees or expenses and is not available for direct investment.

/2/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of the Class A and Class B shares is 5/1/04. Index returns are based on an inception date of 4/30/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HARRIS OAKMARK INTERNATIONAL PORTFOLIO              FOR THE YEAR ENDED 12/31/05
MANAGED BY HARRIS ASSOCIATES L.P.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET & ECONOMIC REVIEW

Be Wary Of Year-End Predictions

At the end of 2004 the pundits were tripping over themselves predicting further dollar declines and weakness in the foreign markets. Instead, the dollar rallied strongly in 2005 taking the foreign markets higher with it. Typically, a weak home currency bolsters local share prices as many mid-sized and large foreign companies have U.S. dollar revenue and/or they compete against U.S. companies. As a result, European stocks, in local terms, were up over 20% with the DJ STOXX 600 (European) Index up 23.5%. However, the rising dollar had a negative impact on the currency component of total return, ranging from 10-20% depending on the currency.

PORTFOLIO PERFORMANCE REVIEW

During the year ending December 31, 2005, the Morgan Stanley EAFE Index returned 14.02%. During this same period your portfolio out performed the index with a 14.48% return. The greatest contributors to relative performance during the year were out performance of the portfolio's positions in Germany and the Netherlands. The greatest detractors from performance during the year were due to the under-performance of the portfolio's positions in Japan and the United Kingdom coupled with an underweight allocation in Japan.

The two largest contributors for the year were the European exchange operators Euronext and Deutsche Boerse. Both Netherlands based securities exchange Euronext and German Deutsche Boerse, expressed interest in acquiring the London Stock Exchange. When Deutsche Boerse's shareholders prevented it from bidding, it ended the possibility of a value-destructive bidding war, and shares of Euronext and Deutsche Boerse rose strongly in the third quarter. We continue to hold both companies but at somewhat smaller position sizes as the shares have rallied strongly. The two other strong performers for the year were Daiwa Securities Group, Japan's second largest brokerage firm and South Korean, Kookmin Bank. Daiwa, like all Japanese brokerage houses is highly levered to the overall confidence and performance of the local market. With economic fundamentals continuing to improve in Japan, the Nikkei surging ahead in the fourth quarter, has boosted earnings expectations for both its investment banking and retail brokerage business. Kookmin continues to strongly out perform a robust local market.

Detractors for the year were UK companies, Vodafone, British Sky Broadcasting ("BskyB") and Signet Plc along with South Korean SK Telecom. Vodafone was hurt by its weak Japanese subsidiary and BskyB, a satellite broadcasting company, suffered from competition fears. We continue to believe both offer exceptional long-term value. UK based jewelry retailer Signet Plc suffered from an extremely weak retail environment in UK in 2005. While lower in the UK, sales in the U.S. represent two-thirds of the company's total sales and it continues to outperform its peers in the U.S. market. We believe that Signet will build shareholder value over time in both sales and profitability. SK Telecom's operating results continue to be solid. However, higher than expected capital expenditures and concerns over capital allocation seem to be holding the stock back from reaching intrinsic value.

OUTLOOK

We enter 2006 unhedged, as we believe the U.S. dollar has approached a reasonable value level against other major currencies when measured by purchasing power parity.

We look forward to the future because we continue to believe there is good value in the global equity markets.

Thank you for your continued confidence and support.

DAVID G. HERRO
ROBERT A. TAYLOR
Portfolio Managers
HARRIS ASSOCIATES L.P.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                    Percent of
                  Description                       Net Assets
                  --------------------------------------------
                  GlaxoSmithKline Plc                  3.40%
                  --------------------------------------------
                  Bayerische Motoren Werke (BMW) AG    3.11%
                  --------------------------------------------
                  NTT DoCoMo, Inc.                     2.96%
                  --------------------------------------------
                  SK Telecom Co., Ltd.                 2.92%
                  --------------------------------------------
                  Diageo Plc                           2.82%
                  --------------------------------------------
                  Bank of Ireland                      2.80%
                  --------------------------------------------
                  Euronext N.V.                        2.72%
                  --------------------------------------------
                  Nestle S.A.                          2.68%
                  --------------------------------------------
                  Takeda Pharmaceutical Co., Ltd.      2.55%
                  --------------------------------------------
                  Novartis AG                          2.53%
                  --------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

United Kingdom                        23.4%
Japan                                 15.0%
Switzerland                           14.8%
France                                10.0%
Germany                                8.7%
Netherlands                            7.7%
South Korea                            7.6%
Italy                                  3.1%
Ireland                                2.9%
Other                                  6.8%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HARRIS OAKMARK INTERNATIONAL PORTFOLIO              FOR THE YEAR ENDED 12/31/05
MANAGED BY HARRIS ASSOCIATES L.P.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


               HARRIS OAKMARK INTERNATIONAL PORTFOLIO MANAGED BY
                 HARRIS ASSOCIATES L.P. VS. MSCI EAFE INDEX/1/
                           Growth Based on $10,000+

               [CHART]

Date            Fund          MSCI EAFE
----            ----          ---------
10/9/2001      $10,000         $10,000
12/31/2001      10,969          10,391
3/31/2002       10,787          10,450
6/30/2002       10,473          10,249
9/30/2002        8713            8231
12/31/2002       8984            8765
3/31/2003        7890            8052
6/30/2003        9855            9627
9/30/2003       10534           10415
12/31/2003      12124           12196
3/31/2004       12585           12733
6/30/2004       12882           12789
9/30/2004       12903           12760
12/31/2004      14612           14720
3/31/2005       14929           14705
6/30/2005       14878           14595
9/30/2005       16302           16118
12/31/2005      16694           16782


    -------------------------------------------------------------
                                    Average Annual Return/2/
                                  (for the year ended 12/31/05)
    -------------------------------------------------------------
                                 1 Year 3 Year Since Inception/3/
    -------------------------------------------------------------
    Harris Oakmark International
    Portfolio--Class A           14.48% 23.25%      11.44%
--  Class B                      14.24% 22.94%      12.89%
    Class E                      14.27% 23.07%      12.34%
    -------------------------------------------------------------
- - MSCI EAFE Index/1/           14.02% 24.18%      13.01%
    -------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is an unmanaged, free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of the Class A shares is 1/2/02. Inception of the Class B shares is 10/9/01. Inception of the Class E shares is 4/2/02. Index returns are based on an inception date of 10/9/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
JANUS AGGRESSIVE GROWTH PORTFOLIO                 FOR THE YEAR ENDED 12/31/2005
MANAGED BY JANUS CAPITAL MANAGEMENT LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE OVERVIEW

For the 12 months ended December 31, 2005, the Portfolio returned 13.58% while its benchmark, the S&P 500 Index, returned 4.91%.

We attribute our strong performance to individual stock selection, particularly in the healthcare and consumer staples sectors. Meanwhile, individual holdings from the utilities and materials groups suffered setbacks during the period and tempered gains.

TOP CONTRIBUTORS INCLUDED HEALTHCARE STOCKS

In reviewing the top performers of the past year, I am struck that more than half of the top 10 are healthcare-related, where our analysts' outstanding research revealed unique potential in several companies. Outside of healthcare, the research team again utilized in-depth analysis to identify underappreciated value in a variety of industries.

The Portfolio's largest position and strongest performance contributor was Celgene, a biotechnology company focused on hematological disease. Celgene has created a new formulation of its multiple myeloma drug, Thalomid, with fewer side effects and greater efficacy. Specifically, the new drug, Revlimid, has shown the ability to slow disease progression and enable patients to remain transfusion independent for over two years. We believe the drug will be approved by the Food and Drug Administration in the coming year, which should boost sales and profits significantly.

Another strong performer was Intuitive Surgical, maker of the innovative Da Vinci automated surgical system. This system allows surgeons to use computer-guided robotic arms to pinpoint their procedures. This allows for smaller incisions, shorter hospital stays and speedier recoveries. We particularly like this company because it not only makes money on the initial sale of the system, but also from parts that must be replaced after every few procedures.

Another pharmaceutical company, eye-care giant Alcon, provided outstanding returns. The demand for Alcon's products has grown with the aging population, new product introductions, better geographic penetration and firm pricing. The company has taken market share in interocular lenses for cataract surgery after introducing Restor, a multi-focal lens that eliminates the need for reading glasses for some patients.

Outside of healthcare, retail stocks were also top contributors. Whole Foods Market, the leading organic and natural foods retailer, continued to be one of the most exciting and best-performing investments in the Portfolio. The company is refining its store model to a larger, higher return-on-investment format with unique prepared food offerings that generate excitement and intense loyalty among its customers. With only 3% market share of total U.S. grocery sales, I believe Whole Foods has tremendous growth potential over the next several years as the company penetrates new markets.

DETRACTORS INCLUDED SELECT CONSUMER DISCRETIONARY HOLDINGS

Detractors included luxury hotel company Four Seasons Hotels, which reported a third-quarter loss. Company management blamed the miss on the impact of foreign exchange fluctuations, as well as the costs of implementing an employee incentive plan. While we were disappointed with their recent earnings performance, we remain constructive on the long-term impact of this incentive plan. We maintained our investment in the stock.

Another detractor was Elan of Ireland, which faltered early in the year after its multiple sclerosis drug, Tysabri, was quickly withdrawn from the market after it allegedly contributed to the deaths of two patients in an experimental trial when used in combination with another drug, Avonex. We elected to liquidate the position as the investment thesis for Elan disappeared with its potential revenue stream. Also detracting from the Portfolio was McAfee, an anti-virus and security software vendor, which suffered when Microsoft announced a series of acquisitions and new product introductions aimed at the company's offerings. I opted to exit the position as these fears continue to proliferate.

INVESTMENT STRATEGY AND OUTLOOK

Going forward, we remain cautiously optimistic on the economic and market fronts. We believe that the economy will continue to grow, albeit at a potentially slower pace. Moreover, we believe that the Federal Reserve may be close to ending this round of credit tightening, which could help alleviate some market uncertainty. Above all, we remain committed to our stock selection process, relying on hands on research, rigorous financial analysis, and close monitoring of valuation and risk as we work to identify companies that we believe will outperform regardless of the underlying economic climate.

Thank you for your continued investment.

CLAIRE YOUNG
Portfolio Manager
JANUS CAPITAL MANAGEMENT LLC

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/2005

                                                     Percent of
                Description                          Net Assets
                -----------------------------------------------
                Celgene Corp.                          3.83%
                -----------------------------------------------
                Yahoo!, Inc.                           3.29%
                -----------------------------------------------
                Whole Foods Market, Inc.               3.05%
                -----------------------------------------------
                Roche Holding AG                       2.83%
                -----------------------------------------------
                UnitedHealth Group, Inc.               2.22%
                -----------------------------------------------
                Teva Pharmaceutical Industries, Ltd.   2.21%
                -----------------------------------------------
                Varian Medical Systems, Inc            1.85%
                -----------------------------------------------
                Adobe Systems, Inc.                    1.82%
                -----------------------------------------------
                Neurocrine Biosciences, Inc.           1.81%
                -----------------------------------------------
                Alcon, Inc                             1.75%
                -----------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Non-Cyclical                         38.8%
Technology                           22.6%
Financials                           12.6%
Cyclical                             11.4%
Industrials                           6.9%
Communications                        4.7%
Energy                                3.0%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
JANUS AGGRESSIVE GROWTH PORTFOLIO                 FOR THE YEAR ENDED 12/31/2005
MANAGED BY JANUS CAPITAL MANAGEMENT LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                 JANUS AGGRESSIVE GROWTH PORTFOLIO MANAGED BY
               JANUS CAPITAL MANAGEMENT LLC VS. S&P 500 INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

Date                    Fund           S&P 500
----                    ----           -------
2/12/2001             $10,000         $10,000
3/31/2001               7,970           8,512
6/30/2001               8,300           9,010
9/30/2001               6,220           7,687
12/31/2001              7,400           8,509
3/31/2002               7,430           8,533
6/30/2002               6,260           7,389
9/30/2002               5,250           6,113
12/31/2002              5,341           6,628
3/31/2003               5,351           6,420
6/30/2003               6,041           7,408
9/30/2003               6,251           7,605
12/31/2003              6,991           8,531
3/31/2004               7,042           8,675
6/30/2004               7,242           8,824
9/30/2004               6,832           8,659
12/31/2004              7,582           9,458
3/31/2005               7,312           9,255
6/30/2005               7,622           9,382
9/30/2005               8,182           9,720
12/31/2005              8,611           9,923


    --------------------------------------------------------
                               Average Annual Return/2/
                             (for the year ended 12/31/05)
    --------------------------------------------------------
                            1 Year 3 Year Since Inception/3/
    --------------------------------------------------------
    Janus Aggressive Growth
    Portfolio--Class A      13.84% 17.49%        4.03%
--  Class B                 13.58% 17.26%       -3.02%
    Class E                 13.69%    --        16.92%
    --------------------------------------------------------
- - S&P 500 Index/1/         4.91% 14.39%       -0.18%
    --------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the Class A shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of Class A shares is 1/2/02. Inception of Class B shares is 2/12/01. Index returns are based on an inception date of 1/31/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LAZARD MID CAP PORTFOLIO                            FOR THE YEAR ENDED 12/31/05
MANAGED BY LAZARD ASSET MANAGEMENT LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------



During the latter part of December 2005, Lazard Asset Management assumed the management of the mid-cap portfolio. This does not allow sufficient time to comment on the annual performance of the portfolio, so we've provided a description of the Lazard Mid Cap Portfolio's philosophy and investment approach, as detailed below.

The Lazard Mid Cap Portfolio seeks long-term capital appreciation. Its focus is to outperform the Russell Midcap Index over a full market cycle, with lower volatility. Key to the Portfolio's investment philosophy is seeking to invest in companies that generate both superior free-cash-flow and returns on capital, as the portfolio team believes that these kinds of companies should outperform the market over time. The portfolio management team looks to purchase these companies when team members believe that market sentiment has created an attractive valuation entry point. The Portfolio is typically invested in 60 to 70 securities, with a market capitalization of between $1 billion and $10 billion, or that comprise the Russell Midcap Index.

The portfolio management team seeks to sell stocks from the portfolio when they reach fair valuation, since when a stock trades at or above its fair valuation, the probability of a loss increases.

The Lazard Mid Cap Portfolio management team follows a bottom-up, relative-value investment process that combines industry valuation, financial productivity, and disciplined risk controls. The design of this strategy is intended to allow the Lazard Mid Cap Portfolio to outperform in normal markets, keep pace in up markets, and to preserve capital in down markets versus the benchmark and its peers.

Lazard looks forward to serving the Portfolio's shareowners and, in the future, providing them with regular portfolio updates.

TEAM MANAGED

The Portfolio is managed by Andrew Lacey, Christopher Blake, Gary Buesser and Robert Failla.

LAZARD ASSET MANAGEMENT LLC

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                 Percent of
                     Description                 Net Assets
                     --------------------------------------
                     Dex Media, Inc.               3.16%
                     --------------------------------------
                     Avaya, Inc.                   2.84%
                     --------------------------------------
                     ARAMARK Corp.--Class B        2.72%
                     --------------------------------------
                     Protective Life Corp.         2.61%
                     --------------------------------------
                     Williams Companies, Inc.      2.40%
                     --------------------------------------
                     Westwood One, Inc.            2.34%
                     --------------------------------------
                     Expedia, Inc.                 2.31%
                     --------------------------------------
                     Dover Corp.                   2.24%
                     --------------------------------------
                     Cabot Corp.                   2.23%
                     --------------------------------------
                     Citizens Communications Co.   2.20%
                     --------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Non-Cyclical                          22.8%
Financials                            19.2%
Communications                        14.2%
Cyclical                              12.7%
Industrials                           11.4%
Technology                             8.8%
Energy                                 6.1%
Basic Materials                        4.8%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LAZARD MID CAP PORTFOLIO                            FOR THE YEAR ENDED 12/31/05
MANAGED BY LAZARD ASSET MANAGEMENT LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

                      LAZARD MID CAP PORTFOLIO MANAGED BY
            LAZARD ASSET MANAGEMENT LLC VS. RUSSELL MIDCAP INDEX/4/
                           Growth Based on $10,000+


                           [CHART]

                   Fund           Russell Midcap
                  -------         --------------
 10/9/2001        $10,000            $10,000
12/31/2001         11,026             11,463
 3/31/2002         11,606             11,950
 6/30/2002         10,826             10,809
 9/30/2002          9,275              8,903
12/31/2002          9,843              9,608
 3/31/2003          9,402              9,381
 6/30/2003         10,874             11,094
 9/30/2003         11,314             11,807
12/31/2003         12,406             13,457
 3/31/2004         12,840             14,148
 6/30/2004         13,456             14,354
 9/30/2004         13,073             14,233
12/31/2004         14,183             16,177
 3/31/2005         14,293             16,137
 6/30/2005         14,475             16,811
 9/30/2005         15,050             17,806
12/31/2005         15,336             18,225


    --------------------------------------------------------
                               Average Annual Return/5/
                             (for the year ended 12/31/05)
    --------------------------------------------------------
                            1 Year 3 Year Since Inception/6/
    --------------------------------------------------------
    Lazard Mid Cap
    Portfolio--Class A       8.40% 16.24%       8.96%
--  Class B                  8.06% 15.97%      10.64%
    Class E                  8.23% 16.10%       7.85%
    --------------------------------------------------------
- - Russell Midcap Index/4/ 12.65% 23.79%      15.22%
    --------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Dow Jones Industrial Average is a price-weighted index comprised of 30 common stocks. The Index does not include fees or expenses and is not available for direct investment.

/2/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/3/The NASDAQ Composite Index is a market-value weighted index of all common stocks listed on NASDAQ. The Index does not include fees or expenses and is not available for direct investment.

/4/The Russell Midcap Index is an unmanaged index and measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $4.7 billion; the median market capitalization was approximately $3.6 billion. The largest company in the Index had a market capitalization of $13.7 billion. The Index does not include fees or expenses and is not available for direct investment.

/5/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/6/Inception of the Class A shares is 1/2/02. Inception of the Class B shares is 10/9/01. Inception of the Class E shares is 4/2/02. Index returns are based on an inception date of 10/9/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LEGG MASON VALUE EQUITY PORTFOLIO                 FOR THE PERIOD ENDED 12/31/05
MANAGED BY LEGG MASON CAPITAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET & ECONOMIC REVIEW AND OUTLOOK

The last two months of 2005 were characterized by a solid November rally and a lackluster December performance. November's advance was helped by the realization of more than 4% productivity growth during the third quarter, as well as oil prices that continued to recede from earlier heights. In December, much of the market's attention focused on inflation and worries of a prolonging of the Federal Reserve's campaign to ratchet interest rates higher, fears which seemed to have abated in the New Year.

We remain optimistic for the equity markets in 2006, which we believe should well-exceed last year's performance. With oil prices appearing to have peaked and the Fed nearing the end of its tightening cycle, we believe two of the major impediments to the market moving higher are now on the sidelines. With lower levels of home-equity-withdrawals available to fuel consumer spending, we expect business spending to become an increasingly important driver of this year's economic performance. Given that we expect earnings to grow at a more moderate high single-digit rate in 2006, we believe a good portion of excess performance could come from earnings multiple expansion. Across the broad market segments, equity valuations appear better than they have in several years, and, specifically, large cap and growth stocks seem the most attractive.

PORTFOLIO PERFORMANCE REVIEW AND STRATEGY

During the two months ending December 31, 2005, the Legg Mason Value Equity Portfolio generated a total return of 6.50% (net of fees) versus a 3.82% return for the benchmark S&P 500 Index. Our outperformance was due to both favorable sector allocation and strong security selection. From a sector allocation perspective, we benefited most from our significantly overweight position in the Consumer Discretionary sector, where our holdings outperformed their sector benchmark and the overall index, and our absence from Consumer Staples, which was the worst performing sector in the benchmark index. In terms of security selection, strong performances by our holdings in Financials, Information Technology and Consumer Discretionary boosted our returns.

Due to the low turnover inherent in our investment philosophy, the Portfolio's risk profile usually does not change from quarter to quarter. That said, across the broad market segments, equity valuations appear better than they have in several years, and, specifically, larger cap names with "growth" characteristics appear the most attractive, causing us to favor that area of the market. While we do not plan to make any dramatic changes to portfolio composition, we will adjust holdings as appropriate on the margin.

MARY CHRIS GAY
Portfolio Manager
LEGG MASON CAPITAL MANAGEMENT, INC.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                       Percent of
              Description                              Net Assets
              ---------------------------------------------------
              Sprint Nextel Corp.                        6.17%
              ---------------------------------------------------
              UnitedHealth Group, Inc.                   5.49%
              ---------------------------------------------------
              Amazon.com, Inc.                           5.37%
              ---------------------------------------------------
              Tyco International, Ltd.                   5.09%
              ---------------------------------------------------
              Google, Inc.--Class A                      4.25%
              ---------------------------------------------------
              AES Corp.                                  3.99%
              ---------------------------------------------------
              JPMorgan Chase & Co.                       3.64%
              ---------------------------------------------------
              eBay, Inc.                                 3.30%
              ---------------------------------------------------
              Aetna, Inc.                                3.16%
              ---------------------------------------------------
              Qwest Communications International, Inc.   3.08%
              ---------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Technology                                22.4%
Industrials                               16.4%
Non-Cyclical                              16.0%
Cyclical                                  15.4%
Communications                            15.4%
Financials                                14.4%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LEGG MASON VALUE EQUITY PORTFOLIO                 FOR THE PERIOD ENDED 12/31/05
MANAGED BY LEGG MASON CAPITAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                 LEGG MASON VALUE EQUITY PORTFOLIO MANAGED BY
            LEGG MASON CAPITAL MANAGEMENT, INC. VS S&P 500 INDEX/1/
                           Growth Based on $10,000+

                   [CHART]

Date            Fund           S&P 500
----            ----           -------
11/1/2005      $10,000         $10,000
12/31/2005      10,650          10,382
3/31/2006       10,650          10,382
6/30/2006       10,650          10,382


    -------------------------------------------------------
                                 Cumulative Return/2/
                            (for the period ended 12/31/05)
    -------------------------------------------------------
                                  Since Inception/3/
    -------------------------------------------------------
    Legg Mason Value Equity
--  Portfolio--Class A                   6.50%
          Class B                        6.50%
    -------------------------------------------------------
- - S&P 500 Index/1/                     3.82%
    -------------------------------------------------------

+ The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/ The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/ "Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/ Inception of Class A and Class B shares is 11/1/05. Index returns are based on an inception date of 10/31/05.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LORD ABBETT AMERICA'S VALUE PORTFOLIO               FOR THE YEAR ENDED 12/31/05
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET CONDITIONS

Despite a backdrop of favorable macroeconomic factors that included above trend growth, price stability, and still low bond yields, equities struggled for much of 2005. Investors tussled over the idea that the Federal Reserve Board (the
Fed) would stymie the economic expansion with excessive interest rate hikes. In 2005, the Federal Reserve Board (the Fed) raised interest rates eight times to 4.25%, following five increases over the second half of 2004. This degree of tightening would usually cause long-term bond prices to fall, bringing about negative returns in fixed income markets. The current environment has therefore been somewhat unusual, in that long-term interest rates have remained remarkably steady with the 10-year Treasury finishing the year at 4.39% after starting the year at 4.22%. In most market segments, bond returns, though lackluster, have remained in positive territory for the year. Yet, like the year before, a fourth quarter rally pushed stocks into positive territory, albeit the gains were below the 8-10 percent range that many had forecasted for 2005.

Impeded by surging energy prices and devastating hurricanes, economic output moderated slightly in 2005 to an approximate 3.6 percent year-over-year (y/y) real growth rate from the 3.8 percent rate turned in during 2004. With the economy growing faster than its historical average, the unemployment rate fell four-tenths of a percent to 5.0 percent of the workforce, and the growth of wages for production workers jumped six-tenths of a percent over the course of the year. Given the near $20 per barrel rise in crude oil prices and the progress made in the labor market, investors became absorbed with the threat of surging inflation. Ultimately, investors began to discount the future earnings power of equities.

In 2005 the price-multiple, or price to earnings ratio (P/E), of the broad market, the S&P Super Composite Index, declined 2 points, even though after-tax corporate profits surged over 20 percent y/y. Market participants clearly had little confidence in the sustainability of profit growth with the Fed actively raising rates and crude prices hovering near $60 per barrel. However, investor optimism seemingly returned as the cost of crude retreated in October and November, and as signs of a moderating housing market began to lower expectations of future interest rates.

Again, similar to 2004, mid- and small-capitalization stocks outperformed companies with larger capitalizations. Specifically, mid-caps returned over 11 percent in the year, dominating the equity markets. Small-caps also fared well, rising near 7 percent. The largest companies saw their market value decline by about 1 percent. Growth, for the most part, outperformed value, except in the struggling large-cap indices where investors clung to quality and noncyclical names. In the S&P Super Composite Index the energy and utility sectors led the market higher, while the telecom and consumer discretionary sectors acted as counter weights, tempering the overall performance of equities.

In summary, 2005 seemed like a rather disappointing year for many investors, as the market failed to price in the overwhelmingly positive fundamentals of equities. Although the sectors that performed well had handsome earnings growth, the market abandoned the practice of forward pricing future macro events. Fortunately, the fourth quarter began a transition phase that saw the early year winners selling-off, with the proceeds flowing into the industrial and material names that are likely to lead in the New Year.

EQUITY COMPONENT

For the year ended December 31, 2005, the portfolio underperformed with respect to its benchmark. Stock selection within the auto & transportation and consumer staples sectors were the primary detractors to relative performance. Dana Corp., the auto parts manufacturer, was also a drag on the portfolio as it indicated it would be restating its fiscal year 2004 and first half of 2005 financials due to improper accounting practices. It also delayed the release of the 3/rd/ quarter 2005 results.

Shares of H. J. Heinz, the global food company, declined throughout the year as it suffered from margin pressure in several international commodity-based businesses.

PanAmSat was the major contributor to portfolio performance for the year ended December 31, 2005. Shares of the provider of satellite telecommunications services rose sharply as its announced that Intelsat was purchasing it at a premium of twenty-five percent. The stock had performed well since its initial public offering in March.

An overweight position within the other energy sector also aided relative portfolio performance. In particular, the Portfolio benefited from having an overweight position in the oil well equipment industry where stocks advanced due to a positive fundamental outlook and higher oil prices.

BOND COMPONENT

Detractors from performance in the year were mostly security specific within the bond component of the Portfolio. Certain packaging, household products, and auto parts companies were weak.

U.S. automotive related names remained under pressure, facing market share losses, high pension costs, and elevated energy and commodity costs. Our underweight of this sector benefited relative performance in the year, though detracted on an absolute basis.

Among the contributors to performance were select integrated telecom, chemical, and health services companies. Telecommunication holding Qwest moved to strengthen its balance sheet and improve earnings, boosting bond prices.

The Portfolio is actively managed and therefore, its holdings and weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

OUTLOOK

Based on our research contacts with companies, we believe the industrial segment of the economy may continue with above average


--------------------------------------------------------------------------------
                                      18

--------------------------------------------------------------------------------
LORD ABBETT AMERICA'S VALUE PORTFOLIO               FOR THE YEAR ENDED 12/31/05
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


growth. We believe that many of our portfolio companies in these areas may see margin recovery this year as input cost increases moderately while the potential beneficial effects of their own price increases are realized. During the course of the year, we trimmed areas of relative price strength and eliminated some positions in energy stocks and some long-term holdings that have realized their catalysts. We have reinvested these proceeds in several areas including telecommunications and media related companies. For selected companies in these areas, we believe the protracted period of overcapacity, sub-par growth and below average profitability may be ending. We have added stocks with company specific catalysts and attractive valuations that appear to be in the early stages of profitability recoveries.

TEAM MANAGED

NOTE TO INVESTORS: THE PORTFOLIO IS MANAGED BY A TEAM OF INVESTMENT MANAGERS AND ANALYSTS. EDWARD K. VON DER LINDE AND CHRISTOPHER J. TOWLE HEAD THE TEAM AND ARE JOINTLY AND PRIMARILY RESPONSIBLE FOR THE DAY-TO-DAY MANAGEMENT OF THE PORTFOLIO. MESSRS. VON DER LINDE AND TOWLE, PARTNERS OF LORD ABBETT, HAVE BEEN WITH LORD ABBETT SINCE 1988 AND 1987 RESPECTIVELY.

The views of Lord, Abbett & Co. LLC and the portfolio holdings described in this report are as of December 31, 2005; these views and portfolio holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolio is not insured by the FDIC, is not a deposit or other obligation of, or guaranteed by banks, and are subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                               Percent of
       Description                                             Net Assets
       ------------------------------------------------------------------
       Federal Home Loan Mortgage Corp. (5.750%, due 04/15/08)   2.83%
       ------------------------------------------------------------------
       PanAmSat Holding Corp.                                    2.52%
       ------------------------------------------------------------------
       U.S. Treasury Notes (5.000%, due 02/15/11)                2.43%
       ------------------------------------------------------------------
       AT&T, Inc.                                                2.36%
       ------------------------------------------------------------------
       Eastman Chemical Co.                                      2.32%
       ------------------------------------------------------------------
       Tupperware Brands Corp.                                   2.26%
       ------------------------------------------------------------------
       Northeast Utilities                                       2.15%
       ------------------------------------------------------------------
       Bristol Myers Squibb Co.                                  2.08%
       ------------------------------------------------------------------
       Ameren Corp.                                              2.07%
       ------------------------------------------------------------------
       Heinz Corp.                                               2.06%
       ------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Common Stock                                            69.3%
Corporate Bonds & Debt Securities                       25.0%
Convertible Bonds                                        3.4%
Preferred Stock                                          2.3%



--------------------------------------------------------------------------------
                                      19

--------------------------------------------------------------------------------
LORD ABBETT AMERICA'S VALUE PORTFOLIO               FOR THE YEAR ENDED 12/31/05
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


LORD ABBETT AMERICA'S VALUE PORTFOLIO MANAGED BY LORD, ABBETT & CO. LLC VS. S&P
                                 500 INDEX/1 /
                           Growth Based on $10,000+

                                    [CHART]

Date            Fund            S&P 500
----            ----            -------
5/1/2003       $10,000         $10,000
6/30/2003       10,440          10,662
9/30/2003       10,770          10,945
12/31/2003      12,104          12,278
3/31/2004       12,524          12,485
6/30/2004       12,781          12,700
9/30/2004       13,069          12,462
12/31/2004      14,251          13,613
3/31/2005       14,105          13,320
6/30/2005       14,388          13,502
9/30/2005       14,766          13,989
12/31/2005      14,814          14,281


    --------------------------------------------------------------------
                                          Average Annual Return/2/
                                          (for the year ended 12/31/05)
    --------------------------------------------------------------------
                                          1 Year    Since Inception/3/
    --------------------------------------------------------------------
--  Lord Abbett America's Value Portfolio  3.95%          15.85%
    --------------------------------------------------------------------
- - S&P 500 Index/1/                       4.91%          14.25%
    --------------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. This is currently the only active Class in the Portfolio.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of Class B shares is 5/1/03. Index returns are based on an inception date of 4/30/03.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LORD ABBETT BOND DEBENTURE PORTFOLIO                FOR THE YEAR ENDED 12/31/05
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET REVIEW

In 2005, the Federal Reserve Board (the Fed) raised interest rates eight times to 4.25%, following five increases over the second half of 2004. This degree of tightening would usually cause long-term bond prices to fall, bringing about negative returns in fixed income markets. The current environment has therefore been somewhat unusual, in that long-term interest rates have remained remarkably steady with the 10-year Treasury finishing the year at 4.39% after starting the year at 4.22%. In most market segments, bond returns, though lackluster, have remained in positive territory for the year.

The Merrill Lynch High Yield Master II Index posted a 2.72% total return, the Lehman Aggregate Index posted a 2.43% gain for the year, and the Merrill Lynch All Convertibles Index returned 1.01%. As a point of comparison, the S&P 500 Index was up 4.91%. Convertible bond indexes did not participate in the market's upside to the extent they typically do. This was principally caused by a steep selloff in convertible bonds in the first half of the year. Convertible bonds became vulnerable as valuations were pushed up by aggressive hedge fund buying. When rising short rates began to make their arbitrage less profitable, hedge funds left the market en masse, causing a price decline.

In 2005, investors showed a preference for higher rated securities. Within the high yield market, C-rated bonds underperformed single and double B-rated bonds, with the CCC-Index down -0.56%, the B-Index up 3.72%, and the BB-Index up 3.09%. In the convertible market, investment grade issues beat speculative grade issues as well. Even in the high-grade portion of the market, mortgages, treasuries, and higher-grade corporates outperformed lower rated corporates.

PORTFOLIO REVIEW

Detracting from performance in the year were the auto parts, paper products, and media industries. The paper products industry suffered from the inability to pass along higher input costs. Tembec, a Canadian holding, was further hurt by the appreciation of the Canadian dollar. A media holding suffered poor performance, negatively affected by restructuring efforts aimed to benefit stockholders.

U.S. automotive related names remained under pressure, facing market share losses, high pension costs, and elevated energy and commodity costs. Our underweight of this sector benefited performance in the year. Energy and energy related holdings were the largest contributors to performance in 2005, as energy prices and capital spending remained elevated throughout the year. Additionally, telecommunications holdings outperformed during the year.

As referenced above, we benefited from our positioning within the convertible securities arena. Our relatively conservative security selection outperformed that of the primary benchmark, especially during the market selloff this spring.

The Portfolio is actively managed and therefore, its holdings and weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

OUTLOOK

The economy has proven to be resilient and we believe it is in good shape heading into 2006. We believe there may be good GDP growth coupled with contained inflation. While earnings growth should moderate, we expect it to maintain a healthy pace in coming quarters.

Perhaps the most important economic trend is the lessening of inflation. In 2005, rising inflation was driven by higher energy and commodity costs, and elicited a strong response from the Fed. Core inflation metrics have recently softened, as competitive global markets have made it quite difficult for companies to pass price increases to the consumer. We believe we are now near the end of the tightening cycle, and could potentially see a more favorable environment for financial assets in the coming year.

TEAM MANAGED

Lord Abbett uses a team of investment managers and analysts acting together to manage the Portfolio's investments. Christopher J. Towle, Partner and Investment Manager, heads the team and is primarily responsible for the day-to-day management of the Portfolio. Mr. Towle joined Lord Abbett in 1987, is the holder of a Chartered Financial Analyst designation and has been in the investment business since 1980.

The views of Lord, Abbett & Co. LLC and the portfolio holdings described in this report are as of December 31, 2005; these views and portfolio holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolio is not insured by the FDIC, is not a deposit or other obligation of, or guaranteed by banks, and are subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LORD ABBETT BOND DEBENTURE PORTFOLIO                FOR THE YEAR ENDED 12/31/05
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                               Percent of
       Description                                             Net Assets
       ------------------------------------------------------------------
       U.S. Treasury Note (5.000%, due 02/15/11)                 2.90%
       ------------------------------------------------------------------
       Federal Home Loan Mortgage Corp. (5.750%, due 04/15/08)   2.56%
       ------------------------------------------------------------------
       U.S. Treasury Note (4.375%, due 05/15/07)                 1.25%
       ------------------------------------------------------------------
       General Motors Acceptance Corp. (7.250%, due 03/02/11)    1.04%
       ------------------------------------------------------------------
       El Paso Corp. (7.000%, due 05/15/11)                      0.94%
       ------------------------------------------------------------------
       Cincinnati Bell, Inc. (8.250%, due 01/15/13)              0.93%
       ------------------------------------------------------------------
       Federal National Mortgage Assoc. (6.00%, due 04/01/35)    0.92%
       ------------------------------------------------------------------
       Qwest Capital Funding, Inc. (7.900%, due 08/15/10)        0.81%
       ------------------------------------------------------------------
       Federal National Mortgage Assoc. (6.00%, due 11/01/34)    0.77%
       ------------------------------------------------------------------
       Fluor Corp. (1.500%, due 02/15/24)                        0.67%
       ------------------------------------------------------------------

PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Corporate Bonds                                           81.1%
U.S. Government Agency Obligations                        14.8%
Equity Securities                                          4.1%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LORD ABBETT BOND DEBENTURE PORTFOLIO                FOR THE YEAR ENDED 12/31/05
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


  LORD ABBETT BOND DEBENTURE PORTFOLIO MANAGED BY LORD, ABBETT & CO. LLC, VS. LEHMAN BROTHERS AGGREGATE BOND INDEX/3/ AND CREDIT SUISSE FIRST BOSTON HIGH
                                YIELD INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

                               Credit Suisse
Date            Fund         First Boston High       Lehman Bros.
----            ----         -----------------       ------------
5/1/1996        $10,000        $10,081                 $10,000
6/30/1996       10,201          10,103                  10,114
9/30/1996       10,790          10,482                  10,300
12/31/1996      11,288          10,945                  10,609
3/31/1997       11,432          11,106                  10,550
6/30/1997       12,147          11,585                  10,938
9/30/1997       12,778          12,130                  11,302
12/31/1997      13,052          12,326                  11,636
3/31/1998       13,709          12,697                  11,815
6/30/1998       13,791          12,857                  12,091
9/30/1998       13,197          12,067                  12,603
12/31/1998      13,869          12,397                  12,646
3/31/1999       14,082          12,601                  12,581
6/30/1999       14,004          12,747                  12,470
9/30/1999       13,812          12,543                  12,555
12/31/1999      14,341          12,804                  12,540
3/31/2000       14,479          12,639                  12,817
6/30/2000       14,551          12,695                  13,039
9/30/2000       14,871          12,782                  13,433
12/31/2000      14,465          12,135                  13,998
3/31/2001       14,859          12,733                  14,422
6/30/2001       14,782          12,654                  14,503
9/30/2001       14,180          12,151                  15,173
12/31/2001      15,010          12,837                  15,179
3/31/2002       15,089          13,159                  15,194
6/30/2002       14,585          12,857                  15,757
9/30/2002       14,264          12,494                  16,480
12/31/2002      14,950          13,234                  16,739
3/31/2003       15,505          14,148                  16,971
6/30/2003       16,629          15,526                  17,396
9/30/2003       16,950          15,998                  17,371
12/30/2003      17,867          16,931                  17,427
3/31/2004       18,194          17,383                  17,889
6/30/2004       18,001          17,350                  17,452
9/30/2004       18,595          18,131                  18,011
12/31/2004      19,374          18,958                  18,182
3/31/2005       18,975          18,745                  18,096
6/30/2005       19,328          19,101                  18,641
9/30/2005       19,635          19,275                  18,514
12/31/2005      19,726          19,385                  18,623


    -----------------------------------------------------------------
                                        Average Annual Return/6/
                                     (for the year ended 12/31/05)
    -----------------------------------------------------------------
                                                            Since
                                    1 Year 3 Year 5 Year Inception/7/
    -----------------------------------------------------------------
    Lord Abbett Bond Debenture
--  Portfolio--Class A               1.81%  9.68%  6.40%    7.28%
    Class B                          1.49%  9.37%    --     5.91%
    Class E                          1.60%  9.49%    --     7.23%
    -----------------------------------------------------------------
    Lehman Brothers Aggregate
- - Bond Index/3/                    2.43%  3.62%  5.87%    7.02%
    -----------------------------------------------------------------
    Credit Suisse First Boston High
--  Yield Index/1/                   2.26% 13.56%  9.82%    7.09%
    -----------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B and Class E shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Credit Suisse First Boston High Yield Index is an unmanaged index representative of lower rated debt, including straight-preferred stocks. The Index does not include fees or expenses and is not available for direct investment.

/2/Merrill Lynch High Yield Master II Index is a market value-weighted index of all domestic and Yankee high-yield bonds (dollar-denominated bonds issued in the U.S. by foreign banks and corporations), including deferred-interest bonds and payment in-kind securities. Issues included in the index have maturities of one year or more, and have a credit rating lower than BBB-/Baa3, but are not in default.

/3/Lehman Aggregate Index represents securities that are U.S. domestic, taxable, non-convertible and dollar denominated. The index covers the investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Indices are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

/4/Merrill Lynch All U.S. Convertible Securities Index is a market capitalization-weighted index of domestic corporate convertible securities that are convertible to common stock only.

/5/S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries. Indices are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

/6/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/7/Inception of the Class A shares is 5/1/96. Inception of the Class B shares is 4/3/01. Inception date Class E shares is 4/2/02. Index returns are based on an inception date of 5/1/96.

A NOTE ABOUT RISK: The Portfolio has the ability to invest up to 80% of total assets in debt securities, which may include high-yield debt securities. The risks of high-yield debt securities include, but are not limited to, price volatility and the possibility of default in the timely payment of interest and principal. In addition the Portfolio may invest up to 20% of net assets at market value in debt and equity securities primarily traded in foreign countries. Foreign securities markets may not be subject to the same degree of regulation as

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LORD ABBETT BOND DEBENTURE PORTFOLIO                FOR THE YEAR ENDED 12/31/05
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


U.S. markets and may be more volatile and less liquid than major U.S. markets. Foreign investments are subject to currency exposure. These and other risks are more fully described in the Prospectus. There can be no assurance that the Portfolio will meet its investment objective.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LORD ABBETT GROWTH AND INCOME PORTFOLIO             FOR THE YEAR ENDED 12/31/05
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET CONDITIONS

Despite a backdrop of favorable macroeconomic factors that included above trend growth, price stability, and still low bond yields, equities struggled for much of 2005. Investors tussled over the idea that the Federal Reserve Board (the
Fed) would stymie the economic expansion with excessive interest rate hikes. Yet, like the year before, a fourth quarter rally pushed stocks into positive territory, albeit the gains were below the 8-10 percent range that many had forecasted for 2005.

Impeded by surging energy prices and devastating hurricanes, economic output moderated slightly in 2005 to an approximate 3.6 percent year-over-year (y/y) real growth rate from the 3.8 percent rate turned in during 2004. With the economy growing faster than its historical average, the unemployment rate fell four-tenths of a percent to 5.0 percent of the workforce, and the growth of wages for production workers jumped six-tenths of a percent over the course of the year. Given the near $20 per barrel rise in crude oil prices and the progress made in the labor market, investors became absorbed with the threat of surging inflation. Ultimately, investors began to discount the future earnings power of equities.

In 2005 the price-multiple, or price to earnings ratio (P/E), of the broad market, the S&P Super Composite Index, declined 2 points, even though after-tax corporate profits surged over 20 percent y/y. Market participants clearly had little confidence in the sustainability of profit growth with the Fed actively raising rates and crude prices hovering near $60 per barrel. However, investor optimism seemingly returned as the cost of crude retreated in October and November, and as signs of a moderating housing market began to lower expectations of future interest rates.

Again, similar to 2004, mid- and small-capitalization stocks outperformed companies with larger capitalizations. Specifically, mid-caps returned over 11 percent in the year, dominating the equity markets. Small-caps also fared well, rising near 7 percent. The largest companies saw their market value decline by about 1 percent. Growth, for the most part, outperformed value, except in the struggling large-cap indices where investors clung to quality and noncyclical names. In the S&P Super Composite Index the energy and utility sectors led the market higher, while the telecom and consumer discretionary sectors acted as counter weights, tempering the overall performance of equities.

In summary, 2005 seemed like a rather disappointing year for many investors, as the market failed to price in the overwhelmingly positive fundamentals of equities. Although the sectors that performed well had handsome earnings growth, the market abandoned the practice of forward pricing future macro events. Fortunately, the fourth quarter began a transition phase that saw the early year winners selling-off, with the proceeds flowing into the industrial and material names that are likely to lead in the New Year.

PORTFOLIO REVIEW

Stock selection within the utilities sector detracted from performance relative to the S&P 500 Index during the twelve-month period ended December 31, 2005. Comcast hurt performance as shares fell due to a lowered earnings forecast for 2006, despite strong revenues throughout the year. Within the producer durables sector, shares of Deere fell sharply toward the end of year after reporting an earnings decline based on lower manufacturing volume and slightly slower sales. Finally, negative stock selection within the consumer staples sector hurt performance relative to the benchmark. Kraft Foods was negatively affected by the continued rise in packaging costs due to continued high energy costs.

Stock selection within the technology sector contributed positively to performance relative to the benchmark during the period. Motorola benefited from strong product sales of its Razr phones late in the year. Our underweighting, and eventual liquidation, of IBM was also a contributor as the stock declined mid-year. Within the consumer discretionary sector, the Portfolio's relative sector underweight aided performance relative to the benchmark. And finally, stock selection within the auto and transportation sector also helped performance where the Portfolio avoided the worst falls of the autos but benefited from holding rail company Union Pacific.

The Portfolio is actively managed and therefore, its holdings and weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

OUTLOOK

2005 was a challenging year as oil prices moved higher in the first half of the year, and companies within the integrated oils sector benefited greatly. However, this was not the case during the second half, and the Portfolio outperformed the Russell 1000(R) Value Index in the fourth quarter and the second half of the year. While we have been underweight integrated oils, we have a near market weight in the other energy (oil service) sector. Oil prices in time may decline substantially from current levels, but we believe the oil service business will continue to prosper due to strong pricing and demand.

Our continued large underweight in financials penalized the Portfolio in the fourth quarter, yet we have added modestly to financials, primarily in insurance. We continue to be cautious of bank profits which we believe are increasingly generated in businesses that are volatile and unsustainable. The industry is overly competitive and we believe current profit levels are at risk. Our largest overweight sector is healthcare. We have confidence that patience here will be rewarded and find concrete evidence that supports this view. We believe a gradually increasing pipeline of new drugs and an aging population will work together to make these stocks potentially more profitable in the future. Today, the group is fundamentally undervalued on an historical basis. We also have continued to build positions in consumer staples, such as foods. In our opinion, low valuations and depressed earnings help to make these stocks more attractive.

Our philosophy is that good investing stems from a rigorous research approach that causes us sometimes to be wary of what is popular. We seek to uncover opportunities where companies are under earning relative to normal levels.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LORD ABBETT GROWTH AND INCOME PORTFOLIO             FOR THE YEAR ENDED 12/31/05
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


TEAM MANAGED

NOTE TO INVESTORS: THE PORTFOLIO IS MANAGED BY A TEAM OF INVESTMENT MANAGERS AND ANALYSTS. ELI M. SALZMANN AND SHOLOM DINSKY HEAD THE TEAM AND HAVE THE JOINT AND PRIMARY RESPONSIBILITY FOR THE DAY-TO-DAY MANAGEMENT OF THE PORTFOLIO. THE OTHER SENIOR MEMBERS OF THE TEAM ARE: W. THOMAS HUDSON, JR. AND KENNETH G. FULLER. MESSRS. DINSKY, HUDSON, AND SALZMANN ARE PARTNERS OF LORD ABBETT. MESSRS. HUDSON, SALZMANN, AND FULLER HAVE BEEN WITH LORD ABBETT SINCE 1982, 1997, 2000 AND 2002 RESPECTIVELY.

The views of Lord, Abbett & Co. LLC and the portfolio holdings described in this report are as of December 31, 2005; these views and portfolio holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolio is not insured by the FDIC, is not a deposit or other obligation of, or guaranteed by banks, and are subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                Percent of
                     Description                Net Assets
                     -------------------------------------
                     Exxon Mobil Corp.            4.63%
                     -------------------------------------
                     Procter & Gamble Co. (The)   3.43%
                     -------------------------------------
                     Pfizer, Inc.                 2.66%
                     -------------------------------------
                     Wyeth                        2.31%
                     -------------------------------------
                     Novartis AG (ADR)            2.25%
                     -------------------------------------
                     Newmont Mining Corp.         2.06%
                     -------------------------------------
                     International Paper Co.      2.05%
                     -------------------------------------
                     Kraft Foods, Inc.            2.02%
                     -------------------------------------
                     Emerson Electric Co.         1.99%
                     -------------------------------------
                     General Electric Co.         1.98%
                     -------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Non-Cyclical                                 31.7%
Industrials                                  15.3%
Financials                                   14.8%
Technology                                    8.6%
Energy                                        8.3%
Basic Materials                               7.9%
Communications                                7.6%
Cyclical                                      2.5%
Utilities                                     1.7%
Mutual Fund                                   1.6%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LORD ABBETT GROWTH AND INCOME PORTFOLIO             FOR THE YEAR ENDED 12/31/05
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


              LORD ABBETT GROWTH AND INCOME PORTFOLIO MANAGED BY
                  LORD, ABBETT & CO. LLC VS. S&P 500 INDEX/1/
                           Growth Based on $10,000+
                                    [CHART]

  Date          Fund             S&P 500
----------    -------            -------
12/11/1989    $10,000           $10,000
12/31/1989     10,000            10,215
12/31/1990     10,291             9,898
12/31/1991     13,074            12,913
12/31/1992     15,106            13,897
12/31/1993     17,344            15,298
12/31/1994     17,826            15,500
12/31/1995     23,141            21,326
12/31/1996     27,642            26,224
12/31/1997     34,441            34,973
12/31/1998     38,879            44,967
12/31/1999     45,319            54,426
12/31/2000     51,971            49,463
12/31/2001     48,973            43,582
12/31/2002     40,184            33,950
12/31/2003     52,664            43,694
12/31/2004     59,475            48,445
12/31/2005     61,668            50,823



    ------------------------------------------------------------
                               Average Annual Return/2/
                            (for the year ended 12/31/05)
    ------------------------------------------------------------
                                                       Since
                       1 Year 3 Year 5 Year 10 Year Inception/3/
    ------------------------------------------------------------
    Lord Abbett Growth
    and Income
--  Portfolio--Class A  3.68% 15.34%  3.48%  10.30%    12.00%
    Class B             3.39% 15.04%    --      --      6.21%
    ------------------------------------------------------------
- - S&P 500 Index/1/    4.91% 14.39%  0.54%   9.07%    11.01%
    ------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of the Class A shares is 12/11/89. Returns shown for the Class A shares are the historical returns of the Lord Abbett Growth & Income Portfolio of Cova Series Trust (from January 8, 1999 through December 31, 2000) and of the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. (from December 11, 1989 through January 7, 1999). Inception of the Class B shares is 3/22/01. Index returns are based on an inception date of 12/11/89.

A NOTE ABOUT RISK: The Portfolio may invest up to 10% of gross assets at market value in securities primarily traded in foreign countries. Foreign securities markets may not be subject to the same degree of regulation as U.S. markets and may be more volatile and less liquid than major U.S. markets. Foreign investments are subject to currency exposure. These and other risks are more fully described in the Prospectus. There can be no assurance that the Portfolio will meet its investment objective.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO          FOR THE YEAR ENDED 12/31/05
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET REVIEW

Despite a backdrop of favorable macroeconomic factors that included above trend growth, price stability, and still low bond yields, equities struggled for much of 2005. Investors tussled over the idea that the Federal Reserve Board (the
Fed) would stymie the economic expansion with excessive interest rate hikes. Yet, like the year before, a fourth quarter rally pushed stocks into positive territory, albeit the gains were below the 8-10 percent range that many had forecasted for 2005.

Impeded by surging energy prices and devastating hurricanes, economic output moderated slightly in 2005 to an approximate 3.6 percent year-over-year (y/y) real growth rate from the 3.8 percent rate turned in during 2004. With the economy growing faster than its historical average, the unemployment rate fell four-tenths of a percent to 5.0 percent of the workforce, and the growth of wages for production workers jumped six-tenths of a percent over the course of the year. Given the near $20 per barrel rise in crude oil prices and the progress made in the labor market, investors became absorbed with the threat of surging inflation. Ultimately, investors began to discount the future earnings power of equities.

In 2005 the price-multiple, or price to earnings ratio (P/E), of the broad market, the S&P Super Composite Index, declined 2 points, even though after-tax corporate profits surged over 20 percent y/y. Market participants clearly had little confidence in the sustainability of profit growth with the Fed actively raising rates and crude prices hovering near $60 per barrel. However, investor optimism seemingly returned as the cost of crude retreated in October and November, and as signs of a moderating housing market began to lower expectations of future interest rates.

Again, similar to 2004, mid- and small-capitalization stocks outperformed companies with larger capitalizations. Specifically, mid-caps returned over 11 percent in the year, dominating the equity markets. Small-caps also fared well, rising near 7 percent. The largest companies saw their market value decline by about 1 percent. Growth, for the most part, outperformed value, except in the struggling large-cap indices where investors clung to quality and noncyclical names. In the S&P Super Composite Index the energy and utility sectors led the market higher, while the telecom and consumer discretionary sectors acted as counter weights, tempering the overall performance of equities.

In summary, 2005 seemed like a rather disappointing year for many investors, as the market failed to price in the overwhelmingly positive fundamentals of equities. Although the sectors that performed well had handsome earnings growth, the market abandoned the practice of forward pricing future macro events. Fortunately, the fourth quarter began a transition phase that saw the early year winners selling-off, with the proceeds flowing into the industrial and material names that are likely to lead in the New Year.

PORTFOLIO REVIEW

The markets experienced volatility throughout 2005, owing to rising short-term interest rates, high energy prices, and heavy hurricane activity along the Gulf Coast. Nevertheless, major indexes did enjoy positive returns for the year. The Fed continued to raise short-term interest rates throughout 2005, with a total of eight increases of 0.25%, bringing the Fed Funds target rate to 4.25% by year end.

While we saw a brief resurgence of growth indexes versus value indexes in the fourth quarter, the year ended with value outperforming growth. While large cap stocks outperformed small cap stocks for the first time in seven years, the most notable performance came from the mid cap indexes, which significantly outperformed other market segments.

The Portfolio suffered from disappointing stock selection during the year. We underperformed the Russell Midcap(R) Growth Index, which rose 12.10% for the year. The most significant detractor from the Portfolio's relative performance in 2005 compared to the Russell Midcap(R) Growth Index was stock selection within the technology sector. Enterprise Voice Over Internet Protocol (VoIP) equipment maker Avaya Inc. experienced setbacks from lagging product sales and higher non-cash expenses relating to a purchase. Symbol Technologies, a provider of mobility solutions, announced disappointing results for second quarter and lowered guidance, along with the departure of its CEO. Stock selection within the consumer discretionary sector was also a detractor from performance. Petco Animal Supplies, Inc., a pet and supplies retailer, suffered from a lackluster retail environment and higher gasoline prices.

The most significant contributor to the Portfolio's relative performance compared to the benchmark during 2005 was stock selection and position underweight within the auto and transportation sector. UTi Worldwide, Inc., a logistics company specializing in air and sea freight-forwarding, beat analysts' earnings expectations as freight forwarding trends outpaced the market. Landstar Systems Inc., a provider of transportation services to shippers, posted strong third quarter results driven by hurricane relief work. Halliburton, Co., a provider of products and services to the oil and gas industries, was the top performing stock in the Portfolio during the year. The stock benefited from strong quarterly earnings, driven by its oilfield service operations and increased prices.

The Portfolio is actively managed and therefore, its holdings and weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

OUTLOOK

While the economic expansion appears to remain solid, we believe that 2005's higher commodity prices and short-term interest rates may continue to slow Gross Domestic Product (GDP) growth over the next 12 months. We believe commercial aerospace companies may demonstrate above average revenue and earnings growth driven by new commercial aircraft production. We believe that the property-casualty insurance industry may potentially benefit in 2006 from accelerating revenue growth driven by higher demand by commercial clients and higher premium rates post the 2005 hurricanes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO          FOR THE YEAR ENDED 12/31/05
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



TEAM MANAGED

Lord Abbett uses a team of investment managers and analysts acting together to manage the Portfolio's investments. The investment management team is headed by Kevin P. Ferguson who is primarily responsible for the day-to-day management of the Portfolio. Mr. Ferguson, Partner and Mid Cap Growth Investment Manager, joined Lord Abbett in 1999. Before joining Lord Abbett, Mr. Ferguson was a Portfolio Manager/Senior Vice President at Lynch & Mayer, Inc.

The views of Lord, Abbett & Co. LLC and the portfolio holdings described in this report are as of December 31, 2005; these views and portfolio holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolio is not insured by the FDIC, is not a deposit or other obligation of, or guaranteed by banks, and are subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                  Percent of
                   Description                    Net Assets
                   -----------------------------------------
                   HCC Insurance Holdings, Inc.     3.33%
                   -----------------------------------------
                   ACE, Ltd.                        2.33%
                   -----------------------------------------
                   CIT Group, Inc.                  2.29%
                   -----------------------------------------
                   Community Health Systems, Inc.   2.02%
                   -----------------------------------------
                   Halliburton Co.                  2.01%
                   -----------------------------------------
                   XTO Energy, Inc.                 2.00%
                   -----------------------------------------
                   Monsanto Co.                     2.00%
                   -----------------------------------------
                   UnitedHealth Group, Inc.         1.98%
                   -----------------------------------------
                   Axis Capital Holdings, Ltd.      1.93%
                   -----------------------------------------
                   Genzyme Corp.                    1.88%
                   -----------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Non-Cyclical                              23.0%
Industrials                               17.2%
Technology                                15.0%
Financials                                12.1%
Cyclical                                  11.4%
Energy                                     8.7%
Communications                             8.3%
Basic Materials                            4.3%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO          FOR THE YEAR ENDED 12/31/05
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



             LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO MANAGED BY
           LORD, ABBETT & CO. LLC VS. RUSSELL MIDCAP GROWTH INDEX/2/
                           Growth Based on $10,000+

                                    [CHART]

Date             Fund    Russell Midcap Growth
----             ----    ---------------------
2/12/2001       $10,000       $10,000
3/31/2001          8440         7,729
6/30/2001         9,640         8,979
9/30/2001         7,710         6,483
12/31/2001        8,930         8,237
3/31/2002         8,720         8,092
6/30/2002         7,800         6,614
9/30/2002         6,570         5,478
12/31/2002        6,750         5,980
3/31/2003         6,770         5,979
6/30/2003         7,950         7,101
9/30/2003         8,160         7,609
12/30/2003        9,160         8,535
3/31/2004         9,460         8,948
6/30/2004         9,471         9,042
9/30/2004         9,030         8,650
12/31/2004       10,300         9,856
3/31/2005        10,020         9,691
6/30/2005        10,180         10,024
9/30/2005        10,560         10,680
12/31/2005       10,772         11,048


    -----------------------------------------------------------------
                                        Average Annual Return/3/
                                      (for the year ended 12/31/05)
    -----------------------------------------------------------------
                                     1 Year 3 Year Since Inception/4/
    -----------------------------------------------------------------
    Lord Abbett Growth Opportunities
    Portfolio--Class A                4.71% 17.22%       2.84%
--       Class B                      4.58% 16.86%       1.53%
    -----------------------------------------------------------------
- - Russell Midcap Growth Index/2/   12.10% 22.70%       2.06%
    -----------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the Class A shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Index returns are based on an inception date of 2/12/01.

A NOTE ABOUT RISK: The Portfolio invests primarily in common stocks of mid-sized companies with market capitalizations between $1 billion and $10 billion, which tend to be more volatile and can be less liquid than other types of stocks. Also, mid-cap companies may have more limited product lines, markets or financial resources, and typically experience a higher risk of failure than large-cap companies. These factors can affect portfolio performance.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LORD ABBETT MID-CAP VALUE PORTFOLIO                 FOR THE YEAR ENDED 12/31/05
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET REVIEW

Despite a backdrop of favorable macroeconomic factors that included above trend growth, price stability, and still low bond yields, equities struggled for much of 2005. Investors tussled over the idea that the Federal Reserve Board (the
Fed) would stymie the economic expansion with excessive interest rate hikes. Yet, like the year before, a fourth quarter rally pushed stocks into positive territory, albeit the gains were below the 8-10 percent range that many had forecasted for 2005.

Impeded by surging energy prices and devastating hurricanes, economic output moderated slightly in 2005 to an approximate 3.6 percent year-over-year (y/y) real growth rate from the 3.8 percent rate turned in during 2004. With the economy growing faster than its historical average, the unemployment rate fell four-tenths of a percent to 5.0 percent of the workforce, and the growth of wages for production workers jumped six-tenths of a percent over the course of the year. Given the near $20 per barrel rise in crude oil prices and the progress made in the labor market, investors became absorbed with the threat of surging inflation. Ultimately, investors began to discount the future earnings power of equities.

In 2005 the price-multiple, or price to earnings ratio (P/E), of the broad market, the S&P Super Composite Index, declined 2 points, even though after-tax corporate profits surged over 20 percent y/y. Market participants clearly had little confidence in the sustainability of profit growth with the Fed actively raising rates and crude prices hovering near $60 per barrel. However, investor optimism seemingly returned as the cost of crude retreated in October and November, and as signs of a moderating housing market began to lower expectations of future interest rates.

Again, similar to 2004, mid- and small-capitalization stocks outperformed companies with larger capitalizations. Specifically, mid-caps returned over 11 percent in the year, dominating the equity markets. Small-caps also fared well, rising near 7 percent. The largest companies saw their market value decline by about 1 percent. Growth, for the most part, outperformed value, except in the struggling large-cap indices where investors clung to quality and noncyclical names. In the S&P Super Composite Index the energy and utility sectors led the market higher, while the telecom and consumer discretionary sectors acted as counter weights, tempering the overall performance of equities.

In summary, 2005 seemed like a rather disappointing year for many investors, as the market failed to price in the overwhelmingly positive fundamentals of equities. Although the sectors that performed well had handsome earnings growth, the market abandoned the practice of forward pricing future macro events. Fortunately, the fourth quarter began a transition phase that saw the early year winners selling-off, with the proceeds flowing into the industrial and material names that are likely to lead in the New Year.

PORTFOLIO REVIEW

For the twelve-month period ending December 31, 2005, the portfolio underperformed with respect to the Russell Midcap(R) Index. Stock selection within the materials & processing and auto & transportation sectors were the primary detractors to relative performance. Within the materials & processing sector, the Portfolio suffered as the share prices of paper and packaging companies, Meadwestvaco Corp. and Pactiv Corp., declined due to margin compression as result of higher raw material and energy costs along with softening demand.

Dana Corp., the auto parts manufacturer, was also a drag on the Portfolio as it indicated it would be restating its fiscal year 2004 and first half of 2005 financials due to improper accounting practices. It also delayed the release of the 3/rd/ quarter 2005 results.

An overweight position within the strong performing other energy sector was the primary contributor to portfolio performance during the period. In particular, the Portfolio benefited from having an overweight position in the oil well equipment industry where stocks advanced due to a positive fundamental outlook and higher oil prices.

In addition, stock selection within the consumer staples sector contributed to portfolio performance. Shares of Dean Foods Co. rose as a result of strong earnings and a positive outlook.

The Portfolio is actively managed and therefore, its holdings and weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

OUTLOOK

Based on our research contacts with companies, we believe the industrial segment of the economy may continue with above average growth. We believe that many of our portfolio companies in these areas may see margin recovery this year as input cost increases moderate while the potential beneficial effects of their own price increases are realized. During the course of the year, we trimmed areas of relative price strength and eliminated some positions in energy stocks and some long-term holdings that have realized their catalysts. We have reinvested these proceeds in several areas including telecommunications and media related companies. For selected companies in these areas, we believe the protracted period of overcapacity, sub-par growth and below average profitability may be ending. We have added stocks with company specific catalysts and attractive valuations that appear to be in the early stages of potential profitability recoveries.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LORD ABBETT MID-CAP VALUE PORTFOLIO                 FOR THE YEAR ENDED 12/31/05
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



TEAM MANAGED

NOTE TO INVESTORS: LORD ABBETT USES A TEAM OF INVESTMENT MANAGERS AND ANALYSTS ACTING TOGETHER TO MANAGE THE PORTFOLIO'S INVESTMENTS. EDWARD K. VON DER LINDE, PARTNER AND INVESTMENT MANAGER, HEADS THE TEAM. THE OTHER SENIOR MEMBERS ARE EILEEN BANKO, HOWARD E. HANSEN, AND DAVID G. BUILDER. MR. VON DER LINDE AND MR. HANSEN ARE JOINTLY AND PRIMARILY RESPONSIBLE FOR THE DAY-TO-DAY MANAGEMENT OF THE PORTFOLIO.

The views of Lord, Abbett & Co. LLC and the portfolio holdings described in this report are as of December 31, 2005; these views and portfolio holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolio is not insured by the FDIC, is not a deposit or other obligation of, or guaranteed by banks, and are subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                 Percent of
                    Description                  Net Assets
                    ---------------------------------------
                    Sabre Holdings Corp.           2.57%
                    ---------------------------------------
                    Eastman Chemical Co.           2.43%
                    ---------------------------------------
                    Pactiv Corp.                   2.31%
                    ---------------------------------------
                    R. R. Donnelley & Sons Co.     2.19%
                    ---------------------------------------
                    GlobalSantaFe Corp.            2.15%
                    ---------------------------------------
                    Cadence Design Systems, Inc.   2.10%
                    ---------------------------------------
                    Timken Co.                     2.08%
                    ---------------------------------------
                    King Pharmaceuticals, Inc.     2.07%
                    ---------------------------------------
                    Genuine Parts Co.              2.05%
                    ---------------------------------------
                    Ball Corp.                     2.00%
                    ---------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Industrials                               19.6%
Financials                                13.8%
Cyclical                                  13.3%
Communications                            13.1%
Basic Materials                           12.6%
Non-Cyclical                               8.5%
Energy                                     8.4%
Utilities                                  5.5%
Technology                                 5.2%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LORD ABBETT MID-CAP VALUE PORTFOLIO                 FOR THE YEAR ENDED 12/31/05
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                LORD ABBETT MID-CAP VALUE PORTFOLIO MANAGED BY
          LORD, ABBETT & CO. LLC VS. INDICES 1 AND 2 (SEE FOOTNOTES)
                           Growth Based on $10,000+

                              [CHART]

Date            Fund        Russell Midcap          S&P Midcap 400
----            ----        --------------          --------------
8/20/1997       $10,000        $10,000                 $10,066
9/30/1997       10,440          10,561                  10,630
12/31/1997      10,490          10,678                  11,204
3/31/1998       11,361          11,833                  12,306
6/30/1998       11,308          11,654                  11,797
9/30/1998        9,383           9,927                  10,169
12/31/1998      10,606          11,757                  11,727
3/31/1999       10,125          11,702                  10,783
6/30/1999       11,829          12,973                  12,392
9/30/1999       10,940          11,858                  11,185
12/31/1999      11,211          13,902                  12,000
3/31/2000       12,366          15,304                  12,752
6/30/2000       13,198          14,614                  12,413
9/30/2000       14,890          15,609                  14,033
12/31/2000      17,139          15,049                  15,341
3/31/2001       16,703          13,470                  14,811
6/30/2001       17,659          14,754                  16,497
9/30/2001       16,267          12,119                  14,351
12/31/2001      18,527          14,203                  16,436
3/31/2002       19,674          14,807                  18,068
6/30/2002       18,472          13,393                  17,007
9/30/2002       15,754          11,031                  13,864
12/31/2002      16,802          11,904                  14,775
3/31/2003       15,426          11,623                  13,918
6/30/2003       17,910          13,746                  16,588
9/30/2003       18,796          14,631                  17,782
12/30/2003      21,196          16,675                  20,716
3/31/2004       22,625          17,532                  21,862
6/30/2004       23,245          17,786                  22,122
9/30/2004       23,317          17,637                  21,949
12/31/2004      26,458          20,046                  24,638
3/31/2005       26,458          19,996                  24,463
6/30/2005       27,082          20,831                  25,652
9/30/2005       28,220          22,065                  27,040
12/31/2005      28,649          22,583                  27,494


    -------------------------------------------------------------------------
                                             Average Annual Return/4/
                                          (for the year ended 12/31/05)
    -------------------------------------------------------------------------
                                      1 Year 3 Year 5 Year Since Inception/5/
    -------------------------------------------------------------------------
    Lord Abbett Mid-Cap
--  Value Portfolio--Class A           8.28% 19.47% 10.82%       13.41%
             Class B                   8.05% 19.19%    --        11.89%
    -------------------------------------------------------------------------
    S&P MidCap 400/Barra
- - Value Index/2/                    11.60% 23.00% 12.38%       12.76%
    -------------------------------------------------------------------------
--  Russell Midcap Index/3/           12.65% 23.79%  8.45%       10.22%
    -------------------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/The S&P MidCap 400/Barra Value Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The blended Index is constructed by selecting the stocks in each index with high book-to-price ratios. Indices cited are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

/3/The Russell Midcap Index is an unmanaged index and measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $4.7 billion; the median market capitalization was approximately $3.6 billion. The largest company in the Index had a market capitalization of $13.7 billion. The Index does not include fees or expenses and is not available for direct investment.

/4/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/5/Inception of the Class A shares is 8/20/97. Inception of the Class B shares is 4/3/01. The Russell Mid Cap Index returns are based on an inception date of 8/20/97. The S&P 400 Mid-Cap/BARRA Value Index returns are based on an inception date of 8/1/97.

A NOTE ABOUT RISK: The Portfolio may invest up to 10% of net assets at market value in securities primarily traded in foreign countries. Foreign securities markets may not be subject to the same degree of regulation as U.S. markets and may be more volatile and less liquid than major U.S. markets. Foreign investments are subject to currency exposure. These and other risks are more fully described in the prospectus. There can be no assurance that the Portfolio will meet its investment objective.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE AGGRESSIVE STRATEGY PORTFOLIO               FOR THE YEAR ENDED 12/31/05
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


The MetLife Aggressive Strategy Portfolio outperformed its blended benchmark for the year ended December 31, 2005, as its 10.38% gain bested the 7.67% return of its benchmark by 271 bps (the Aggressive Blended Benchmark is comprised of the following mix: 76% Wilshire 5000, 19% MSCI EAFE, and 5% CG 90-Day T-Bill). During the same period, the Portfolio outperformed the Wilshire 5000 Stock Index return of 6.38%.

During the year, the Portfolio was re structured on or about May 2, 2005 to reflect updated asset classes and underlying portfolio allocations. Specifically, the Portfolio added an allocation for the Van Kampen Comstock Portfolio, which pursues a deep and concentrated value investment strategy, in order to help broaden securities diversification in large cap value. In light of the new 13% allocation to the Van Kampen Comstock Portfolio, the target allocations to the Lord Abbett Growth & Income Portfolio, and the Davis Venture Value Portfolio were reduced.

In terms of relative performance for the year ended December 31, 2005, the Portfolio's more aggressive large-cap growth portfolios provided strong performance for the year versus their benchmarks. Specifically, the Jennison Growth Portfolio returned 13.88% for 2005 and the Janus Aggressive Growth Portfolio returned 13.84% for the same time period versus the 5.26% return of the Russell 1000 Growth Index. The Aggressive Portfolio's large value portfolios, however, did not perform as well as expected. The Lord Abbett Growth and Income Portfolio's return of 3.68% lagged the Russell 1000 Value Index by 337bps. Additionally, the Van Kampen Comstock Portfolio continued its poor start, and has lagged its benchmark index since its May inception. The primary detractors to performance for the Van Kampen Comstock Portfolio can be attributed to stock selection in the materials sector and a fairly large underweight in energy stocks. On the positive side, the Portfolio's other value portfolios posted strong results as the Goldman Sachs Mid-Cap Value Portfolio, the Davis Venture Value Portfolio and the Third Avenue Small Cap Value Portfolio all had strong performance relative to their respective benchmarks. The Portfolio's small allocation to the RCM Global Technology Portfolio added to performance with an 11.35% return for 2005 besting the NASDAQ Index by 923 bps. On the international front, allocations to the MFS Research International Portfolio and the Harris Oakmark International Portfolio were positives as both these portfolios outperformed their benchmark, the MSCI EAFE Index, by 275 bps and 46 bps respectively.

MET INVESTORS ADVISORY LLC

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                       Percent of
               Description                             Net Assets
               --------------------------------------------------
               Van Kampen Comstock Portfolio             13.02%
               --------------------------------------------------
               Janus Aggressive Growth Portfolio         12.01%
               --------------------------------------------------
               Lord Abbett Growth and Income Portfolio   11.95%
               --------------------------------------------------
               Davis Venture Value Portfolio             11.92%
               --------------------------------------------------
               Harris Oakmark International Portfolio     9.93%
               --------------------------------------------------
               Third Avenue Small Cap Value Portfolio     8.02%
               --------------------------------------------------
               MFS Research International Portfolio       7.18%
               --------------------------------------------------
               Jennison Growth Portfolio                  7.01%
               --------------------------------------------------
               Harris Oakmark Focused Value Portfolio     4.98%
               --------------------------------------------------
               Met/AIM Small Cap Growth Portfolio         4.01%
               --------------------------------------------------
               RCM Global Technology Portfolio            3.96%
               --------------------------------------------------
               Turner Mid-Cap Growth Portfolio            3.02%
               --------------------------------------------------
               Goldman Sachs Mid-Cap Value Portfolio      2.99%
               --------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Registered Investment Company                   100.0%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE AGGRESSIVE STRATEGY PORTFOLIO               FOR THE YEAR ENDED 12/31/05
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


   METLIFE AGGRESSIVE STRATEGY PORTFOLIO VS. AGGRESSIVE BLENDED BENCHMARK/1/
                           Growth Based on $10,000+

                                    [CHART]

Date            Fund         Wilshire 5000    Aggressive Benchmark
----            ----         -------------    --------------------
11/3/2004      $10,000          $10,000            $10,000
12/31/2004      10,715           10,713             10,843
3/31/2005       10,555           10,533             10,602
6/30/2005       10,776           10,709             10,848
9/30/2005       11,428           11,253             11,285
12/31/2005      11,828           11,537             11,535


    ----------------------------------------------------------------
                                 Average Annual Return/6/
                              (for the year ended 12/31/05)
    ----------------------------------------------------------------
                                                  Cumulative Return
                                                   (for the period
                        1 Year Since Inception/8/ ended 12/31/05)/7/
    ----------------------------------------------------------------
    MetLife Aggressive
    Strategy
    Portfolio--Class A     --           --              15.12%
--        Class B       10.38%       18.27%                --
    ----------------------------------------------------------------
    Aggressive Blended
- - Benchmark/1/         7.67%       13.02%             11.85%
    ----------------------------------------------------------------
    Wilshire 5000 Stock
--  Index/2/             6.38%       13.02%             11.25%
                        --------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/Aggressive Blended Benchmark--Comprised of 76% Wilshire 5000 Equity Index, 19% Morgan Stanley Capital International Europe Australasia and Far East Index and 5% Citigroup 3-Month Treasury Bill Index. The Portfolio has changed its primary index from Aggressive Blended Benchmark to the Dow Jones Wilshire 5000 Index to better reflect the market in which the Portfolio invests.

/2/The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The market capitalized weighted index is compromised of approximately 82% New York Stock Exchange, 2% American Stock Exchange and 16% OTC (1995). The Index was created in 1974 and backdated to 1971, with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

/3/ The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

/4/The Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

/5/The NASDAQ Composite Index is a market-value weighted index of all common stocks listed on NASDAQ. The Index does not include fees or expenses and is not available for direct investment.

/6/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/7/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/8/Inception of the Class B shares is 11/3/04. Inception of the Class A shares is 5/1/05. Index returns are based on an inception date of 10/31/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE BALANCED STRATEGY PORTFOLIO                 FOR THE YEAR ENDED 12/31/05
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


The MetLife Balanced Strategy Portfolio outperformed its blended benchmark for the year ended December 31, 2005, as its 7.12% gain outperformed the 6.13% return of its benchmark by 99bps (the Balanced Blended Benchmark is comprised of the following mix: 52% Wilshire 5000, 30% Lehman Brothers Universal, 13% MSCI EAFE, and 5% CG 90-Day T-Bill). During the same period, the Portfolio outperformed the MSCI Global Capital Markets Index return of 4.06%.

During the year, the Portfolio was restructured on or about May 2, 2005 to reflect updated asset classes and underlying portfolio allocations. Specifically, the Portfolio added an allocation for the Van Kampen Comstock Portfolio, which pursues a deep and concentrated value investment strategy, in order to help broaden securities diversification in large cap value. In light of the new 9% allocation to the Van Kampen Comstock Portfolio, the target allocations to the Lord Abbett Growth & Income Portfolio, and the Davis Venture Value Portfolio were reduced. In addition, Met Investors Advisory LLC added an allocation to the Salomon Brothers U.S. Government Portfolio, which pursues a short to intermediate duration strategy, as another fixed income option.

In terms of relative performance for the period, the fixed income component of the Balanced Strategy Portfolio proved to be the main detractor of performance relative to the index for the year ended 12/31/05. The addition of the Salomon Brothers U.S. Government Portfolio as an allocation on May 2, 2005 lowered overall portfolio duration and increased exposure to the short-end of the yield curve. In the short-term, this produced a negative effect on performance for the Salomon Brothers U.S. Government Portfolio as the Fed continued to hike short-term rates over the course of 2005. The PIMCO Total Return Portfolio modestly added to performance over the year as tactical positions in emerging markets and municipals, as well as a mortgage overweight, added to returns. The PIMCO Inflation Protected Portfolio (investing primarily in Treasury Inflation Protected Securities "TIPS"), lagged its benchmark, the Lehman Brothers U.S. TIPS Index, for the year by 136 bps due to an overweight in the short-to-intermediate portion of the yield curve, which proved to be a negative as the yield curve flattened. On the high yield side, the Lord Abbett Bond Debenture Portfolio continued to trail its peers in the pure high yield asset class. The Lord Abbett Bond Debenture Portfolio is a "hybrid" bond fund with a current allocation of approximately 60% high yield securities, 20% convertible securities, and 20% high grade corporate securities. Therefore, it is expected to lag strong absolute performance in a high yield rally. However, Met Investors Advisory LLC continues to favor this option due to its multi-asset class structure, conservative risk profile, and strong management team.

The three biggest equity components in the Portfolio also experienced difficulty in 2005. The Oppenheimer Capital Appreciation Portfolio returned 4.99%, lagging the Russell 1000 Growth Index by 27 bps. The Lord Abbett Growth and Income Portfolio's 2005 return of 3.68% lagged the Russell 1000 Value Index by 337 bps primarily due to Lord Abbett's decision to strategically underweight the energy sector and overweight the industrials sector. Lastly, the Van Kampen Comstock Portfolio got off to a poor start since it was added on May 2, 2005, and has lagged its benchmark index since the Portfolio's inception. The primary detractors to performance for the Van Kampen Comstock Portfolio can be attributed to stock selection in the materials sector and a fairly large underweight in energy stocks.

On the positive side, a handful of underlying portfolios produced strong results for the year. The value portfolios, the Goldman Sachs Mid-Cap Value Portfolio, the Davis Venture Value Portfolio and the Third Avenue Small Cap Value Portfolio, all had strong performance relative to their respective benchmarks. The Balanced Portfolio's growth portfolios also turned in an impressive 2005 as the Jennison Growth Portfolio, Janus Aggressive Growth Portfolio, Turner Mid-Cap Growth Portfolio and the T. Rowe Price Mid Cap-Cap Growth Portfolio, all outperformed their respective benchmarks. In addition, allocations to the MFS Research International Portfolio and the Harris Oakmark International Portfolio were positives as both of these portfolios outperformed their benchmark, the MSCI EAFE Index, by 275 bps and 46 bps respectively. Lastly, while only a small portion of the overall Portfolio, the Neuberger Berman Real Estate Portfolio performed well during 2005, achieving a 13.61% return beating the 12.13% return of the NAREIT Equity REIT Index benchmark.

MET INVESTORS ADVISORY LLC

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                        Percent of
             Description                                Net Assets
             -----------------------------------------------------
             Van Kampen Comstock Portfolio                9.10%
             -----------------------------------------------------
             Oppenheimer Capital Appreciation Portfolio   9.03%
             -----------------------------------------------------
             Lord Abbett Bond Debenture Portfolio         8.81%
             -----------------------------------------------------
             Lord Abbett Growth and Income Portfolio      8.04%
             -----------------------------------------------------
             Davis Venture Value Portfolio                8.02%
             -----------------------------------------------------
             PIMCO Total Return Portfolio                 7.82%
             -----------------------------------------------------
             PIMCO Inflation Protected Bond Portfolio     6.76%
             -----------------------------------------------------
             Harris Oakmark International Portfolio       6.02%
             -----------------------------------------------------
             MFS Research International Portfolio         5.18%
             -----------------------------------------------------
             Salomon Brothers US Government Portfolio     4.87%
             -----------------------------------------------------
             Third Avenue Small Cap Value Portfolio       4.05%
             -----------------------------------------------------
             Harris Oakmark Focused Value Portfolio       4.02%
             -----------------------------------------------------
             Jennison Growth Portfolio                    3.04%
             -----------------------------------------------------
             Janus Aggressive Growth Portfolio            3.03%
             -----------------------------------------------------
             Goldman Sachs Mid-Cap Value Portfolio        3.02%
             -----------------------------------------------------
             Neuberger Berman Real Estate Portfolio       2.07%
             -----------------------------------------------------
             T. Rowe Price Mid-Cap Growth Portfolio       2.06%
             -----------------------------------------------------
             Turner Mid-Cap Growth Portfolio              2.03%
             -----------------------------------------------------
             Met/AIM Small Cap Growth Portfolio           2.02%
             -----------------------------------------------------
             Lazard Mid Cap Portfolio                     1.01%
             -----------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE BALANCED STRATEGY PORTFOLIO                 FOR THE YEAR ENDED 12/31/05
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


     METLIFE BALANCED STRATEGY PORTFOLIO VS. BALANCED BLENDED BENCHMARK/1/
                           Growth Based on $10,000+

                                    [CHART]

Date            Fund         MSCI Global     Balanced Benchmark
----            ----         -----------     ------------------
11/3/2004      $10,000         $10,000           $10,000
12/31/2004      10,419          10,501            10,701
3/31/2005       10,298          10,363            10,567
6/30/2005       10,490          10,578            10,590
9/30/2005       10,915          10,934            10,990
12/31/2005      11,161          11,144            11,136

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/2005

                                    [CHART]

Registered Investment Company         100%


    ------------------------------------------------------------------
                                   Average Annual Return
                             (for the year ended 12/31/05)/12/
    ------------------------------------------------------------------
                                                   Cumulative Return
                                                    (for the period
                        1 Year Since Inception/11/ ended 12/31/05)/10/
    ------------------------------------------------------------------
    MetLife Balanced
    Strategy
    Portfolio--Class A     --           --               10.21%
--        Class B        7.12%       11.61%                 --
    ------------------------------------------------------------------
    Balanced Blended
- - Benchmark/1/         6.13%        9.73%               8.69%
    ------------------------------------------------------------------
    MSCI Global Capital
--  Markets Index/10/    4.06%        9.66%               5.96%
    ------------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/Balanced Blended Benchmark--Comprised of 52% Wilshire 5000 Equity Index, 30% Lehman Brothers Universal Index, 13% Morgan Stanley Capital International Europe Australasia and Far East Index and 5% Citigroup 3-Month Treasury Bill Index. The Portfolio has changed its primary index from Balanced Blended Benchmark to the MSCI Global Capital Markets Index to better reflect the market in which the Portfolio invests.

/2/The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The market capitalized weighted index is compromised of approximately 82% New York Stock Exchange, 2% American Stock Exchange and 16% OTC (1995). The

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE BALANCED STRATEGY PORTFOLIO                 FOR THE YEAR ENDED 12/31/05
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


Index was created in 1974 and backdated to 1971, with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The index does not include fees or expenses and is not available for direct investment.

/3/The Lehman Brothers Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the Index that includes floating-rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although it can carry a coupon that steps up or changes according to a predetermined schedule; must be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

/4/The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment. The Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

/5/The Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

/6/The Lehman Brothers Global Real: U.S. TIPS Index represents an unmanaged market index made up of U.S. Treasury Inflation Linked Index securities. The Index does not include fees or expenses and is not available for direct investment.

/7/The Russell 1000 Growth Index offers investors access to the large-cap growth segment of the U.S. equity universe. The Russell 1000 Growth is constructed to provide a comprehensive and unbiased barometer of the large-cap growth market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate large-cap growth manager's opportunity set. The Index does not include fees or expenses and is not available for direct investment.

/8/Russell 1000 Value Index: offers investors access to the large-cap value segment of the U.S. equity universe. The Russell 1000 Value is constructed to provide a comprehensive and unbiased barometer of the large-cap value market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate large-cap value manager's opportunity set. The Index does not include fees or expenses and is not available for direct investment.

/9/The NAREIT Equity REIT Index is an unmanaged index that reflects performance of all publicly traded equity REITs. The Index does not include fees or expenses and is not available for direct investment.

/10/The MSCI Global Capital Markets Index is designed to measure the performance of the core capital markets asset classes comprising global equities and fixed income. It is a market capitalization weighted composite of the MSCI All Country World Index and the MSCI Global Total Bond Index. The MSCI All Country World Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The MSCI All Country World Index includes 49 country indices. The MSCI Global Total Bond Index is designed to measure the capitalization weighted performance of sovereign, investment grade credit and high yield bond markets with appropriate adjustments for investability and to eliminate double counting. The MSCI Global Total Bond Index includes the World Sovereign Debt Index, USD Total Bond Index, Euro Dollar Credit Index, Euro Sterling Credit Index, Euro Credit Index, Emerging Market Local Sovereign Index and High Yield Sovereign and Corporate Indices. The Index does not include fees or expenses and is not available for direct investment.

/11/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/12/Inception of the Class B shares is 11/3/04. Inception of the Class A shares is 5/1/05. Index returns are based on an inception date of 10/31/04.

/13/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE DEFENSIVE STRATEGY PORTFOLIO                FOR THE YEAR ENDED 12/31/05
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


For the year ended December 31, 2005, the MetLife Defensive Strategy Portfolio nearly matched the return for its blended benchmark with a 4.48% gain versus a 4.59% return for the benchmark (the Defensive Blended Benchmark is comprised of the following mix: 28% Wilshire 5000, 55% Lehman Brothers Universal, 7% MSCI EAFE, and 10% CG 90-Day T-Bill). During the same period, the Portfolio outperformed the MSCI Global Capital Markets Index return of 4.06%.

During the year, the Portfolio was restructured on or about May 2, 2005 to reflect updated asset classes and underlying portfolio allocations. Specifically, on the fixed-income side, the Portfolio added an allocation for the Salomon Brothers U.S. Government Portfolio, a short to intermediate duration fund. In light of the new 15% allocation to the Salomon Brothers U.S. Government Portfolio, the target allocations to the PIMCO Total Return, PIMCO Inflation Protected Bond and Lord Abbett Bond Debenture Portfolios were reduced. On the equity side, to help broaden the Portfolio's securities diversification in large cap value, we added an allocation to the Van Kampen Comstock Portfolio, which pursues a deep and concentrated value investment strategy.

In terms of relative performance for the year, the fixed income component of the Defensive Strategy Portfolio proved to be the main reason for the modest lag in performance relative to the index for the year ended December 31, 2005. The addition of the Salomon Brothers U.S. Government Portfolio as an allocation on May 2, 2005 lowered overall portfolio duration and increased exposure to the short-end of the yield curve, which proved to be a negative as the Fed continued to hike short-term rates over the course of 2005. The PIMCO Total Return Portfolio modestly added to performance over the year as tactical positions in emerging markets and municipals, as well as a mortgage overweight, added to returns. The PIMCO Inflation Protected Portfolio (investing primarily in Treasury Inflation Protected Securities "TIPS"), lagged its benchmark, the Lehman Brothers U.S. TIPS Index, for the year by 136 bps due to an overweight in the short-to-intermediate portion of the yield curve, which proved to be a negative as the yield curve flattened. On the high yield side, the Lord Abbett Bond Debenture Portfolio continued to trail its peers in the pure the high yield asset class. The Lord Abbett Bond Debenture Portfolio is a "hybrid" bond fund with a current allocation of approximately 60% high yield securities, 20% convertible securities, and 20% high grade corporate securities. Therefore, it is expected to lag strong absolute performance in a high yield rally. However, Met Investors Advisory LLC continues to favor this option due to its multi-asset class structure, conservative risk profile, and strong management team.

The three biggest equity components in the Portfolio also experienced difficulty in 2005. The Oppenheimer Capital Appreciation Portfolio returned 4.99%, lagging the Russell 1000 Growth Index by 27 bps. The Lord Abbett Growth and Income Portfolio's 2005 return of 3.68% lagged the Russell 1000 Value Index by 337 bps primarily due to Lord Abbett's decision to strategically underweight the energy sector and overweight the industrials sector. Lastly, the Van Kampen Comstock Portfolio got off to a poor start since it was added on May 2, 2005, and has lagged its benchmark index since the Portfolio's inception. The primary detractors to performance for the Van Kampen Comstock Portfolio can be attributed to stock selection in the materials sector and a fairly large underweight in energy stocks.

On the positive side, a handful of underlying portfolios produced strong results for the year. The Goldman Sachs Mid-Cap Value Portfolio, the Davis Venture Value Portfolio and the Third Avenue Small Cap Value Portfolio all had strong performance relative to their respective benchmarks. Lastly, while only a small portion of the overall Portfolio, the Neuberger Berman Real Estate Portfolio performed well during 2005, achieving a 13.61% return beating the 12.13% return of the NAREIT Equity REIT Index benchmark.

MET INVESTORS ADVISORY LLC

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                        Percent of
             Description                                Net Assets
             -----------------------------------------------------
             PIMCO Total Return Portfolio                 19.78%
             -----------------------------------------------------
             PIMCO Inflation Protected Bond Portfolio     15.63%
             -----------------------------------------------------
             Salomon Brothers US Government Portfolio     14.79%
             -----------------------------------------------------
             Lord Abbett Bond Debenture Portfolio          9.91%
             -----------------------------------------------------
             Oppenheimer Capital Appreciation Portfolio    7.10%
             -----------------------------------------------------
             Lord Abbett Growth and Income Portfolio       6.10%
             -----------------------------------------------------
             MFS Research International Portfolio          4.19%
             -----------------------------------------------------
             Van Kampen Comstock Portfolio                 4.09%
             -----------------------------------------------------
             Goldman Sachs Mid-Cap Value Portfolio         4.07%
             -----------------------------------------------------
             Davis Venture Value Portfolio                 3.04%
             -----------------------------------------------------
             T. Rowe Price Mid Cap Growth Portfolio        2.08%
             -----------------------------------------------------
             Lazard Mid Cap Growth Portfolio               2.05%
             -----------------------------------------------------
             Jennison Growth Portfolio                     2.05%
             -----------------------------------------------------
             Third Avenue Small Cap Value Portfolio        2.05%
             -----------------------------------------------------
             Harris Oakmark International Portfolio        2.03%
             -----------------------------------------------------
             Neuberger Berman Real Estate Portfolio        1.04%
             -----------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/2005

                                    [CHART]

Registered Investment Company         100%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE DEFENSIVE STRATEGY PORTFOLIO                FOR THE YEAR ENDED 12/31/05
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


    METLIFE DEFENSIVE STRATEGY PORTFOLIO VS. DEFENSIVE BLENDED BENCHMARK/1/
                           Growth Based on $10,000+

               [CHART]

Date            Fund          MSCI Global      Defensive Benchmark
----            ----          -----------      -------------------
11/3/2004      $10,000          $10,000             $10,000
12/31/2004      10,134           10,289              10,701
3/31/2005       10,032           10,199              10,567
6/30/2005       10,225           10,440              10,590
9/30/2005       10,459           10,618              10,990
12/31/2005      10,587           10,762              11,136



    -----------------------------------------------------------------
                                   Average Annual Return
                             (for the year ended 12/31/05)/11/
    -----------------------------------------------------------------
                                                   Cumulative Return
                                                    (for the period
                        1 Year Since Inception/10/ ended 12/31/05)/9/
    -----------------------------------------------------------------
    MetLife Defensive
    Strategy
    Portfolio--Class A     --           --               6.07%
--        Class B        4.48%        5.88%                --
    -----------------------------------------------------------------
    Defensive Blended
- - Benchmark/1/         4.59%        6.49%              5.61%
    -----------------------------------------------------------------
    MSCI Global Capital
--  Markets Index/10/    4.06%        9.66%              5.96%
    -----------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/Defensive Blended Benchmark--Comprised of 28% Wilshire 5000 Equity Index, 55% Lehman Brothers Universal Index, 7% Morgan Stanley Capital International Europe Australasia and Far East Index and 10% Citigroup 3-Month Treasury Bill Index. The Portfolio has changed its primary index from Defensive Blended Benchmark to the MSCI Global Capital Markets Index to better reflect the market in which the Portfolio invests.

/2/The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The market capitalized weighted index is compromised of approximately 82% New York Stock Exchange, 2% American Stock Exchange and 16% OTC (1995). The Index was created in 1974 and backdated to 1971; with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

/3/The Lehman Brothers Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the Index that includes floating-rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although it can carry a coupon that steps up or changes according to a predetermined schedule; must be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

/4/The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE DEFENSIVE STRATEGY PORTFOLIO                FOR THE YEAR ENDED 12/31/05
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



/5/The Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

/6/The Russell 1000 Growth Index offers investors access to the large-cap growth segment of the U.S. equity universe The Russell 1000 Growth is constructed to provide a comprehensive and unbiased barometer of the large-cap growth market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate large-cap growth manager's opportunity set. The Index does not include fees or expenses and is not available for direct investment.

/7/The Russell 1000 Value Index offers investors access to the large-cap value segment of the U.S. equity universe. The Russell 1000 Value is constructed to provide a comprehensive and unbiased barometer of the large-cap value market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate large-cap value manager's opportunity set. The Index does not include fees or expenses and is not available for direct investment.

/8/The NAREIT Equity REIT Index is an unmanaged index that reflects performance of all publicly traded equity REITs. The Index does not include fees or expenses and is not available for direct investment.

/9/The MSCI Global Capital Markets Index is designed to measure the performance of the core capital markets asset classes comprising global equities and fixed income. It is a market capitalization weighted composite of the MSCI All Country World Index and the MSCI Global Total Bond Index. The MSCI All Country World Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The MSCI All Country World Index includes 49 country indices. The MSCI Global Total Bond Index is designed to measure the capitalization weighted performance of sovereign, investment grade credit and high yield bond markets with appropriate adjustments for investability and to eliminate double counting. The MSCI Global Total Bond Index includes the World Sovereign Debt Index, USD Total Bond Index, Euro Dollar Credit Index, Euro Sterling Credit Index, Euro Credit Index, Emerging Market Local Sovereign Index and High Yield Sovereign and Corporate Indices. The Index does not include fees or expenses and is not available for direct investment.

/10/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/11/Inception of the Class B shares is 11/3/04. Inception of the Class A shares is 5/1/05. Index returns are based on an inception date of 10/31/04.

/12/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE GROWTH STRATEGY PORTFOLIO                   FOR THE YEAR ENDED 12/31/05
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


The MetLife Growth Strategy Portfolio outperformed its blended benchmark for the year ended December 31, 2005, as its 9.12% gain bested the 7.15% return of it benchmark by 197bps (the Growth Blended Benchmark is comprised of the following mix: 68% Wilshire 5000, 10% Lehman Brothers Universal, 17% MSCI EAFE, and 5% CG 90-Day T-Bill). During the same period, the Portfolio outperformed the MSCI Global Capital Markets Index return of 4.06%.

During the year, the Portfolio was restructured on or about May 2, 2005 to reflect updated asset classes and underlying portfolio allocations. Specifically, the Portfolio added an allocation for the Van Kampen Comstock Portfolio, which pursues a deep and concentrated value investment strategy, in order to help broaden securities diversification in large cap value. In light of the new 12% allocation to the Van Kampen Comstock Portfolio, the target allocations to the Lord Abbett Growth & Income Portfolio, and the Davis Venture Value Portfolio were reduced.

In terms of relative performance for the year ended December 31, 2005, the equity components proved to be the main reason for the outperformance, as the Portfolio's more aggressive large-cap growth portfolios provided strong performance for the year versus their benchmarks. The Jennison Growth Portfolio returned 13.88% for 2005 and the Janus Aggressive Growth Portfolio returned 13.84% for the same time period versus the 5.26% return of the Russell 1000 Growth Index. The Growth Portfolio's large value portfolios, however, did not perform as well as expected. The Lord Abbett Growth and Income Portfolio's return of 3.68% lagged the Russell 1000 Value Index by 337bps. Additionally, the Van Kampen Comstock Portfolio continued its poor start, and has lagged its benchmark index since its May inception. The primary detractors to performance for the Van Kampen Comstock Portfolio can be attributed to stock selection in the materials sector and a fairly large underweight in energy stocks. On the positive side, the Portfolio's other value managers posted strong results as the Goldman Sachs Mid-Cap Value Portfolio, the Davis Venture Value Portfolio and the Third Avenue Small Cap Value Portfolio all had strong performance relative to their respective benchmarks. The Portfolio's small allocation to the RCM Global Technology Portfolio added to performance with an 11.35% return for 2005 besting the NASDAQ Index by 923 bps. On the international front, allocations to the MFS Research International Portfolio and the Harris Oakmark International Portfolio were positives as both these portfolios outperformed their benchmark, the MSCI EAFE Index, by 275 bps and 46 bps respectively. Lastly, while only a small portion of the overall Portfolio, the Neuberger Berman Real Estate Portfolio performed well during 2005, achieving a 13.61% return beating the 12.13% return of the NAREIT Equity REIT Index benchmark.

The relatively small fixed income component of the Growth Strategy Portfolio (approximately 15%) experienced difficulty during 2005. The PIMCO Inflation Protected Portfolio (investing primarily in Treasury Inflation Protected Securities "TIPS"), lagged its benchmark, the Lehman Brothers U.S. TIPS Index, for the year by 136 bps due to an overweight in the short-to-intermediate portion of the yield curve, which proved to be a negative as the yield curve flattened. On the high yield side, the Lord Abbett Bond Debenture Portfolio continued to trail its peers in the pure the high yield asset class. The Lord Abbett Bond Debenture Portfolio is a "hybrid" bond fund with a current allocation of approximately 60% high yield securities, 20% convertible securities, and 20% high grade corporate securities. Therefore, it is expected to lag strong absolute performance in a high yield rally.

MET INVESTORS ADVISORY LLC

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                        Percent of
             Description                                Net Assets
             -----------------------------------------------------
             Van Kampen Comstock Portfolio                12.06%
             -----------------------------------------------------
             Lord Abbett Growth and Income Portfolio      11.99%
             -----------------------------------------------------
             Davis Venture Value Portfolio                10.96%
             -----------------------------------------------------
             Janus Aggressive Growth Portfolio             8.03%
             -----------------------------------------------------
             Harris Oakmark International Portfolio        7.97%
             -----------------------------------------------------
             Third Avenue Small Cap Value Portfolio        7.04%
             -----------------------------------------------------
             MFS Research International Portfolio          6.17%
             -----------------------------------------------------
             Jennison Growth Portfolio                     5.02%
             -----------------------------------------------------
             Oppenheimer Capital Appreciation Portfolio    4.98%
             -----------------------------------------------------
             PIMCO Inflation Protected Bond Portfolio      4.80%
             -----------------------------------------------------
             Harris Oakmark Focused Value Portfolio        4.00%
             -----------------------------------------------------
             Lord Abbett Bond Debenture Portfolio          3.90%
             -----------------------------------------------------
             Met/AIM Small Cap Growth Portfolio            3.02%
             -----------------------------------------------------
             Goldman Sachs Mid-Cap Value Portfolio         3.00%
             -----------------------------------------------------
             Neuberger Berman Real Estate Portfolio        2.06%
             -----------------------------------------------------
             Turner Mid-Cap Growth Portfolio               2.01%
             -----------------------------------------------------
             RCM Global Technology Portfolio               1.98%
             -----------------------------------------------------
             T. Rowe Price Mid-Cap Growth Portfolio        1.01%
             -----------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Registered Investment Company         100%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE GROWTH STRATEGY PORTFOLIO                   FOR THE YEAR ENDED 12/31/05
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


       METLIFE GROWTH STRATEGY PORTFOLIO VS. GROWTH BLENDED BENCHMARK/1/
                           Growth Based on $10,000+

                 [CHART]

   Date        Fund       MSCI Global    Growth Benchmark
   ----        ----       -----------    ----------------
 11/3/2004    $10,000       $10,000           $10,000
12/31/2004     10,630        10,643            10,701
 3/31/2005     10,479        10,477            10,567
 6/30/2005     10,691        10,665            10,590
 9/30/2005     11,254        11,146            10,990
12/31/2005     11,600        11,404            11,136



    -----------------------------------------------------------------------
                                         Average Annual Return/11/
                                       (for the year ended 12/31/05)
    -----------------------------------------------------------------------
                                                       Cumulative Return/9/
                                            Since        (for the period
                                  1 Year Inception/10/   ended 12/31/05)
    -----------------------------------------------------------------------
    MetLife Growth Strategy
    Portfolio--Class A               --        --             13.20%
--        Class B                  9.12%    13.63%               --
    -----------------------------------------------------------------------
    Growth Blended
- - Benchmark/1/                   7.15%    11.92%            10.79%
    -----------------------------------------------------------------------
    MSCI Global Capital
--  Markets Index/10/              4.06%     9.66%             5.96%
    -----------------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/Growth Blended Benchmark--Comprised of 68% Wilshire 5000 Equity Index, 10% Lehman Brothers Universal Index, 17% Morgan Stanley Capital International Europe Australasia and Far East Index and 5% Citigroup 3-Month Treasury Bill Index. The Portfolio has changed its primary index from Growth Blended Benchmark to the MSCI Global Capital Markets Index to better reflect the market in which the Portfolio invests.

/2/The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The market capitalized weighted index is compromised of approximately 82% New York Stock Exchange, 2% American Stock Exchange and 16% OTC (1995). The Index was created in 1974 and backdated to 1971; with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the Index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

/3/The Lehman Brothers Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the Index that includes floating-rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although it can carry a coupon that steps up or changes according to a predetermined schedule; must be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

/4/The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

/5/The Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE GROWTH STRATEGY PORTFOLIO                   FOR THE YEAR ENDED 12/31/05
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

/6/The Russell 1000 Value Index offers investors access to the large-cap value segment of the U.S. equity universe. The Russell 1000 Value is constructed to provide a comprehensive and unbiased barometer of the large-cap value market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate large-cap value manager's opportunity set. The Index does not include fees or expenses and is not available for direct investment.

/7/The NAREIT Equity REIT Index is an unmanaged index that reflects performance of all publicly traded equity REITs. The Index does not include fees or expenses and is not available for direct investment.

/8/The Lehman Brothers Global Real: U.S. TIPS Index represents an unmanaged market index made up of U.S. Treasury Inflation Linked Index securities. The Index does not include fees or expenses and is not available for direct investment.

/9/The MSCI Global Capital Markets Index is designed to measure the performance of the core capital markets asset classes comprising global equities and fixed income. It is a market capitalization weighted composite of the MSCI All Country World Index and the MSCI Global Total Bond Index. The MSCI All Country World Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The MSCI All Country World Index includes 49 country indices. The MSCI Global Total Bond Index is designed to measure the capitalization weighted performance of sovereign, investment grade credit and high yield bond markets with appropriate adjustments for investability and to eliminate double counting. The MSCI Global Total Bond Index includes the World Sovereign Debt Index, USD Total Bond Index, Euro Dollar Credit Index, Euro Sterling Credit Index, Euro Credit Index, Emerging Market Local Sovereign Index and High Yield Sovereign and Corporate Indices. The Index does not include fees or expenses and is not available for direct investment.

/10/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/11/Inception of the Class B shares is 11/3/04. Inception of the Class A shares is 5/1/05. Index returns are based on an inception date of 10/31/04.

/12/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE MODERATE STRATEGY PORTFOLIO                 FOR THE YEAR ENDED 12/31/05
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


The MetLife Moderate Strategy Portfolio outperformed its blended benchmark for the year ended December 31, 2005, as its 5.81% gain outperformed the 5.35% return of its benchmark by 46bps (the Moderate Blended Benchmark is comprised of the following mix: 40% Wilshire 5000, 45% Lehman Brothers Universal, 10% MSCI EAFE, and 5% CG 90-Day T-Bill). During the same period, the Portfolio outperformed the MSCI Global Capital Markets Index return of 4.06%.

During the year, the Portfolio was restructured on or about May 2, 2005 to reflect updated asset classes and underlying portfolio allocations. Specifically, on the fixed-income side, the Portfolio added an allocation for the Salomon Brothers U.S. Government Portfolio, a short to intermediate duration fund. In light of the new 8% allocation to the Salomon Brothers U.S. Government Portfolio, the target allocations to the PIMCO Total Return, PIMCO Inflation Protected Bond and Lord Abbett Bond Debenture Portfolios were reduced. On the equity side, to help broaden the Portfolio's securities diversification in large cap value, we added an allocation to the Van Kampen Comstock Portfolio, which pursues a deep and concentrated value investment strategy.

In terms of relative performance for the year, the fixed income component of the Moderate Strategy Portfolio proved to be the main detractor from performance relative to the index for the year ended December 31, 2005. The addition of the Salomon Brothers U.S. Government Portfolio as an allocation on May 2, 2005 lowered overall portfolio duration and increased exposure to the short-end of the yield curve, which proved to be a negative as the Fed continued to hike short-term rates over the course of 2005. The PIMCO Total Return Portfolio modestly added to performance over the year as tactical positions in emerging markets and municipals, as well as a mortgage overweight, added to returns. The PIMCO Inflation Protected Portfolio (investing primarily in Treasury Inflation Protected Securities "TIPS"), lagged its benchmark, the Lehman Brothers U.S. TIPS Index, for the year by 136 bps due to an overweight in the short-to-intermediate portion of the yield curve, which proved to be a negative as the yield curve flattened. On the high yield side, the Lord Abbett Bond Debenture Portfolio continued to trail its peers in the pure the high yield asset class. The Lord Abbett Bond Debenture Portfolio is a "hybrid" bond fund with a current allocation of approximately 60% high yield securities, 20% convertible securities, and 20% high grade corporate securities. Therefore, it is expected to lag strong absolute performance in a high yield rally. However, Met Investors Advisory LLC continues to favor this option due to its multi-asset class structure, conservative risk profile, and strong management team.

The three biggest equity components in the Portfolio also experienced difficulty in 2005. The Oppenheimer Capital Appreciation Portfolio returned 4.99%, lagging the Russell 1000 Growth Index by 27 bps. The Lord Abbett Growth and Income Portfolio's 2005 return of 3.68% lagged the Russell 1000 Value Index by 337 bps primarily due to Lord Abbett's decision to strategically underweight the energy sector and overweight the industrials sector. Lastly, the Van Kampen Comstock Portfolio got off to a poor start since it was added on May 2, 2005, and has lagged its benchmark index since the Portfolio's inception. The primary detractors to performance for the Van Kampen Comstock Portfolio can be attributed to stock selection in the materials sector and a fairly large underweight in energy stocks.

On the positive side, a handful of underlying portfolios produced strong results for the year. The Goldman Sachs Mid-Cap Value Portfolio, the Davis Venture Value Portfolio and the Third Avenue Small Cap Value Portfolio all had strong performance relative to their respective benchmarks. In addition, an allocation to the MFS Research International Portfolio was a positive as the Portfolio's overweight to Latin America helped it outperform its index, the MSCI EAFE Index, by 275 bps for 2005. Lastly, while only a small portion of the overall Portfolio, the Neuberger Berman Real Estate Portfolio performed well during 2005, achieving a 13.61% return beating the 12.13% return of the NAREIT Equity REIT Index benchmark.

MET INVESTORS ADVISORY LLC

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                        Percent of
             Description                                Net Assets
             -----------------------------------------------------
             PIMCO Total Return Portfolio                 14.74%
             -----------------------------------------------------
             PIMCO Inflation Protected Bond Portfolio     11.64%
             -----------------------------------------------------
             Lord Abbett Bond Debenture Portfolio          9.84%
             -----------------------------------------------------
             Lord Abbett Growth and Income Portfolio       9.10%
             -----------------------------------------------------
             Oppenheimer Capital Appreciation Portfolio    9.08%
             -----------------------------------------------------
             Salomon Brothers US Government Portfolio      7.84%
             -----------------------------------------------------
             Van Kampen Comstock Portfolio                 6.10%
             -----------------------------------------------------
             MFS Research International Portfolio          5.21%
             -----------------------------------------------------
             Jennison Growth Portfolio                     4.07%
             -----------------------------------------------------
             Goldman Sachs Mid-Cap Value Portfolio         4.05%
             -----------------------------------------------------
             Davis Venture Value Portfolio                 4.03%
             -----------------------------------------------------
             T. Rowe Price Mid-Cap Growth Portfolio        3.11%
             -----------------------------------------------------
             Third Avenue Small Cap Value Portfolio        3.05%
             -----------------------------------------------------
             Harris Oakmark International Portfolio        3.02%
             -----------------------------------------------------
             Neuberger Berman Real Estate Portfolio        2.08%
             -----------------------------------------------------
             Lazard Mid Cap Portfolio                      2.03%
             -----------------------------------------------------
             Turner Mid-Cap Growth Portfolio               1.01%
             -----------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05
                                    [CHART]

Registered Investment Company                   100.0%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE MODERATE STRATEGY PORTFOLIO                 FOR THE YEAR ENDED 12/31/05
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


     METLIFE MODERATE STRATEGY PORTFOLIO VS. MODERATE BLENDED BENCHMARK/1/
                           Growth Based on $10,000+

              [CHART]

    Date       Fund        MSCI Global      Moderate Benchmark
    ----       ----        -----------      ------------------
 11/3/2004    $10,000       $10,000             $10,000
12/31/2004     10,255        10,394              10,701
 3/31/2005     10,133        10,277              10,567
 6/30/2005     10,325        10,512              10,590
 9/30/2005     10,660        10,775              10,990
12/31/2005     10,851        10,951              11,136


    ------------------------------------------------------------------
                                   Average Annual Return
                             (for the year ended 12/31/05)/12/
    ------------------------------------------------------------------
                                                   Cumulative Return
                                                    (for the period
                        1 Year Since Inception/11/ ended 12/31/05)/10/
    ------------------------------------------------------------------
    MetLife Moderate
    Strategy
    Portfolio--Class A     --           --                8.16%
--        Class B        5.81%        8.51%                 --
    ------------------------------------------------------------------
    Moderate Blended
- - Benchmark/1/         5.35%        8.10%               7.14%
    ------------------------------------------------------------------
    MSCI Global Capital
--  Markets Index/10/    4.06%        9.66%               5.96%
    ------------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/Moderate Blended Benchmark--Comprised of 40% Wilshire 5000 Equity Index, 45% Lehman Brothers Universal Index, 10% Morgan Stanley Capital International Europe Australasia and Far East Index and 5% Citigroup 3-Month Treasury Bill Index. The Portfolio has changed its primary index from Moderate Blended Benchmark to the MSCI Global Capital Markets Index to better reflect the market in which the Portfolio invests.

/2/The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The market capitalized weighted index is compromised of approximately 82% New York Stock Exchange, 2% American Stock Exchange and 16% OTC (1995). The Index was created in 1974 and backdated to 1971; with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the Index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

/3/The Lehman Brothers Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the Index that includes floating-rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although it can carry a coupon that steps up or changes according to a predetermined schedule; must be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

/4/The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE MODERATE STRATEGY PORTFOLIO                 FOR THE YEAR ENDED 12/31/05
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



/5/The Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

/6/The Lehman Brothers Global Real: U.S. TIPS Index represents an unmanaged market index made up of U.S. Treasury Inflation Linked Index securities. The Index does not include fees or expenses and is not available for direct investment.

/7/The Russell 1000 Growth Index offers investors access to the large-cap growth segment of the U.S. equity universe. The Russell 1000 Growth is constructed to provide a comprehensive and unbiased barometer of the large-cap growth market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate large-cap growth manager's opportunity set. The Index does not include fees or expenses and is not available for direct investment.

/8/The Russell 1000 Value Index offers investors access to the large-cap value segment of the U.S. equity universe. The Russell 1000 Value is constructed to provide a comprehensive and unbiased barometer of the large-cap value market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate large-cap value manager's opportunity set. The Index does not include fees or expenses and is not available for direct investment.

/9/The NAREIT Equity REIT Index is an unmanaged index that reflects performance of all publicly traded equity REITs. The Index does not include fees or expenses and is not available for direct investment.

/10/The MSCI Global Capital Markets Index is designed to measure the performance of the core capital markets asset classes comprising global equities and fixed income. It is a market capitalization weighted composite of the MSCI All Country World Index and the MSCI Global Total Bond Index. The MSCI All Country World Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The MSCI All Country World Index includes 49 country indices. The MSCI Global Total Bond Index is designed to measure the capitalization weighted performance of sovereign, investment grade credit and high yield bond markets with appropriate adjustments for investability and to eliminate double counting. The MSCI Global Total Bond Index includes the World Sovereign Debt Index, USD Total Bond Index, Euro Dollar Credit Index, Euro Sterling Credit Index, Euro Credit Index, Emerging Market Local Sovereign Index and High Yield Sovereign and Corporate Indices. The Index does not include fees or expenses and is not available for direct investment.

/11/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/12/Inception of the Class B shares is 11/3/04. Inception of the Class A shares is 5/1/05. Index returns are based on an inception date of 10/31/04.

/13/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS RESEARCH INTERNATIONAL PORTFOLIO                FOR THE YEAR ENDED 12/31/05
MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


SUMMARY OF RESULTS

For the twelve months ended December 31, 2005, the Met Life MFS Research International Portfolio had a total return of 16.42%. In comparison, the portfolio's benchmark, the MSCI EAFE Index returned 14.02%.

CONTRIBUTORS TO PERFORMANCE

Security selection in the energy, financial services, and health care sectors was the primary contributor to the portfolio's relative performance over the period. In energy, global seamless steel pipe manufacturer Tenaris*, Russian oil company Lukoil, neither of which are benchmark constituents, and Norwegian oil and gas company Statoil boosted results as the stocks significantly outperformed the overall benchmark.

Within the financial services sector, several strong-performing stocks which are not benchmark constituents benefited portfolio performance including Brazilian banking firm Unibanco-Uniao de Bancos Brasileiros, and South Korean banking firms Kookmin Bank and Hana Financial Holdings*. Performance in this sector was also bolstered by Japanese real estate firm Leopalace21 and Japanese financial services company Orix.

Although security selection in the health care sector aided relative results over the period, no individual stock within this sector was among the portfolio's greatest contributors.

Securities in other sectors which aided performance included Korean microchip and electronics manufacturer Samsung Electronics and Brazilian iron ore miner Companhia Vale do Rio Doce.

During the reporting period, our currency exposure was a significant contributor to the portfolio's relative performance. All of MFS' investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our portfolios to have different currency exposure than the benchmark.

DETRACTORS FROM PERFORMANCE

Security selection and, to a lesser extent, our underweighted position in the strong-performing special products and services sector held back performance relative to the benchmark during the reporting period. Within this sector, our position in Japanese technology investment firm Softbank* was among the portfolio's greatest detractors, as the stock was eliminated prior to a strong run-up in share price.

Security selection in the retailing sector and the basic materials sector also hurt benchmark relative performance. Within retailing, UK-based home improvement store operator Kingfisher* was among the portfolio's greatest detractors. No individual holdings within basic materials were among the top detractors for the period.

Although the utilities and communications sector aided relative results overall, several holdings within this sector were a drag on performance. These included telecommunications companies Telefonica (Spain) and Deutsche Telekom* (Germany), and Italian Internet service provider FastWeb, which is not a benchmark constituent.

Elsewhere, Japanese electronic devices manufacturer Seiko Epson*, Japanese video game console maker Nintendo, and UK-based pharmaceutical company GlaxoSmithKline hurt relative results.

The portfolio's cash position was also a detractor from relative performance. The portfolio holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose as measured by the portfolio's benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

The views expressed are those of MFS, and are subject to change at any time. These views should not be relied upon as investment advice, as securities recommendations, or as an indication of trading intent on behalf of any other MFS investment product.

Past performance is no guarantee of future results.

TEAM MANAGER

The Portfolio is managed by a committee of research analysts under the general supervision of Thomas Melendez and Jose Luiz Garcia.

*Security was not held in the portfolio at period-end.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                   Percent of
                  Description                      Net Assets
                  -------------------------------------------
                  Samsung Electronics Co., Ltd.      3.53%
                  -------------------------------------------
                  Total Fina Elf S.A.                3.25%
                  -------------------------------------------
                  Nestle S.A.                        2.36%
                  -------------------------------------------
                  Roche Holdings AG                  2.35%
                  -------------------------------------------
                  GlaxoSmithKline Plc                2.34%
                  -------------------------------------------
                  Schneider Electric S.A.            1.91%
                  -------------------------------------------
                  UBS AG                             1.87%
                  -------------------------------------------
                  Royal Bank of Scotland Group Plc   1.76%
                  -------------------------------------------
                  BNP Paribas S.A.                   1.66%
                  -------------------------------------------
                  BHP Billiton Plc                   1.66%
                  -------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

United Kingdom                         18.7%
Japan                                  16.8%
France                                 13.3%
Switzerland                             7.9%
Korea                                   7.9%
Italy                                   4.6%
Spain                                   3.6%
Brazil                                  3.5%
Germany                                 3.3%
Others                                 20.4%



--------------------------------------------------------------------------------
                                      48

--------------------------------------------------------------------------------
MFS RESEARCH INTERNATIONAL PORTFOLIO                FOR THE YEAR ENDED 12/31/05
MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                MFS RESEARCH INTERNATIONAL PORTFOLIO MANAGED BY
        MASSACHUSETTS FINANCIAL SERVICES COMPANY VS. MSCI EAFE INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

                              MSCI
Date             Fund         EAFE
----             ----         ----
2/12/2001      $10,000     $10,000
3/31/2001        8,830       8,991
6/30/2001        9,150       8,913
9/30/2001        8,040       7,669
12/31/2001       8,486       8,205
3/31/2002        8,516       8,251
6/30/2002        8,375       8,092
9/30/2002        7,154       6,499
12/31/2002       7,484       6,920
3/31/2003        6,993       6,357
6/30/2003        8,018       7,601
9/30/2003        8,521       8,223
12/31/2003       9,882       9,630
3/31/2004       10,306      10,053
6/30/2004       10,336      10,097
9/30/2004       10,477      10,074
12/31/2004      11,814      11,622
3/31/2005       11,692      11,610
6/30/2005       11,510      11,523
9/30/2005       13,077      12,726
12/31/2005      13,754      13,251


    -----------------------------------------------------------------
                                          Average Annual Return
                                     (for the year ended 12/31/05)/2/
    -----------------------------------------------------------------
                                     1 Year 3 Year Since Inception/3/
    -----------------------------------------------------------------
    MFS Research International
    Portfolio--Class A               16.77% 22.72%       8.35%
--        Class B                    16.42% 22.49%       6.75%
          Class E                    16.52% 22.57%      13.51%
    -----------------------------------------------------------------
- - MSCI EAFE Index/1/               14.02% 24.18%       5.93%
    -----------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 10/31/01. Index returns are based on an inception date of 2/12/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NEUBERGER BERMAN REAL ESTATE PORTFOLIO              FOR THE YEAR ENDED 12/31/05
MANAGED BY NEUBERGER BERMAN MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------



PORTFOLIO HIGHLIGHTS

Financial markets ended the year with mostly positive returns. Domestic equity markets were aided by continued corporate earnings growth; in addition, increased spending on nondurable goods and greater residential and corporate investment advanced GDP growth. The prolonged cycle of monetary policy tightening continued and contributed to additional yield curve flattening. Before year end yields on 2-year and 10-year US Treasuries inverted for the 1st time since December 2000.

In this environment, REITs, as measured by the NAREIT Equity Index, generated positive total returns. For the period, the Neuberger Berman Real Estate Portfolio outperformed the NAREIT Equity Index.

During the year, REIT performance in general varied from Quarter to Quarter--the first quarter posted a loss for REITs, followed by three positive quarters. Ultimately, REITs were supported by investor expectations that a continued improvement in underlying operating fundamentals, driven in part by constructive supply and demand factors, should result in further earnings and dividend growth. In addition, REITs benefited from favorable cash flow characteristics in comparison to other investments.

Most major NAREIT property types exhibited increases for the period. Those that posted the greatest contributions to returns included Offices, Apartments, and Regional Malls. Manufactured Home properties were the only detractor from absolute returns for the Index.

For the Neuberger Berman Real Estate Portfolio, absolute and relative performance was driven primarily by the Office and Diversified sectors. The Portfolio's holdings in both of these sectors substantially outperformed versus the returns generated by the corresponding NAREIT sectors. In total, both stock selection and sector allocation were modestly additive to relative performance. All sectors contributed positively to the Portfolio on an absolute basis.

OUTLOOK

Our outlook for REITs remains constructive based on the following points: REIT industry earnings growth could accelerate to 8% driven by still improving fundamentals in most core property sectors, a continuation of merger and acquisition activity, and increased investor focus on REITs with development expertise. Combined with dividend growth of approximately 4%, and assuming no improvement in valuations, we believe total returns could be in the range of 8% to 10% for 2006.

Commercial real estate property fundamentals remain very favorable. Apartments, office buildings and industrial properties are all experiencing rising levels of occupancy. Retail properties are experiencing rental growth rates in excess of that of the CPI. Hotel assets are experiencing rising rate and occupancy levels. Modest supply growth in most property categories is supporting these strong fundamentals. Essentially, all these property segments are benefiting from increased pricing power, which translates into improved operating results.

STEVEN R. BROWN
Portfolio Manager
NEUBERGER BERMAN MANAGEMENT, INC.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                      Percent of
               Description                            Net Assets
               -------------------------------------------------
               SL Green Realty Corp. (REIT)             6.02%
               -------------------------------------------------
               Trizec Properties, Inc. (REIT)           5.80%
               -------------------------------------------------
               ProLogis (REIT)                          5.20%
               -------------------------------------------------
               Simon Property Group, Inc. (REIT)        5.01%
               -------------------------------------------------
               Colonial Properties Trust (REIT)         4.45%
               -------------------------------------------------
               Camden Property Trust (REIT)             4.31%
               -------------------------------------------------
               General Growth Properties, Inc. (REIT)   4.25%
               -------------------------------------------------
               Equity Residential (REIT)                4.10%
               -------------------------------------------------
               Vornado Realty Trust (REIT)              4.07%
               -------------------------------------------------
               Maguire Properties, Inc. (REIT)          3.84%
               -------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Office                             26.0%
Apartments                         17.5%
Regional Malls                     15.1%
Diversified                        13.3%
Industrials                         9.6%
Lodging                             7.0%
Community Centers                   6.1%
Health Care                         5.4%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NEUBERGER BERMAN REAL ESTATE PORTFOLIO              FOR THE YEAR ENDED 12/31/05
MANAGED BY NEUBERGER BERMAN MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


               NEUBERGER BERMAN REAL ESTATE PORTFOLIO MANAGED BY
       NEUBERGER BERMAN MANAGEMENT, INC. VS. NAREIT EQUITY REIT INDEX/1/
                           Growth Based on $10,000+

                  [CHART]

Date             Fund    NAREIT REIT
----             ----    -----------
5/1/2004       $10,000     $10,000
6/30/2004       10,350      11,027
9/30/2004       11,130      11,935
12/31/2004      12,975      13,751
3/31/2005       12,090      12,777
6/30/2005       13,848      14,624
9/30/2005       14,337      15,184
12/31/2005      14,739      15,418


    -----------------------------------------------------------
                                 Average Annual Return/2/
                                 (for the year ended 12/31/05)
    -----------------------------------------------------------
                                 1 Year    Since Inception/3/
    -----------------------------------------------------------
    Neuberger Berman Real Estate
    Portfolio--Class A           13.61%         26.13%
--  Class B                      13.29%         25.80%
    Class E                      13.45%         25.99%
    -----------------------------------------------------------
- - NAREIT Equity REIT Index/1/  12.13%         29.57%
    -----------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class B shares will differ from that of the Class A and Class E shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The NAREIT Equity REIT Index is an unmanaged index that reflects performance of all publicly traded equity REITs. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of Class A, B and E shares is 5/1/04. Index returns are based on an inception date of 4/30/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO          FOR THE YEAR ENDED 12/31/05
MANAGED BY OPPENHEIMERFUNDS, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MANAGEMENT'S DISCUSSION OF PORTFOLIO PERFORMANCE.
Over the 12-month period ended December 31, 2005, the Portfolio participated in most of the U.S. stock market's overall gains. However, the Portfolio's returns were lower than those of its benchmark and Lipper category average, primarily due to disappointing stock selections in the media industry.

During the first half of the year, the Portfolio received positive performance contributions from a number of its holdings in the energy and industrials sectors, where integrated oil companies, such as ExxonMobil Corp., and diversified conglomerates, such as General Electric Co., supported returns. In addition, the Portfolio's focus on well-known companies selling at attractive valuations led it to a number of potential opportunities among technology companies. Sales and revenues for technology leaders such as microchip maker Intel Corp. and computing giant International Business Machines Corp. were expected to rise as corporate customers became more comfortable increasing expenditures for new equipment. However, rising interest rates and higher energy prices made executives more cautious, and many companies postponed new purchases.

The Portfolio also had identified a number of dominant media companies selling at substantial discounts to historical averages due to a persistent advertising slump. However, the slump did not end for companies focused on traditional media, and their shares largely failed to rebound. Finally, some of the Portfolio's holdings of large pharmaceutical disappointed when company-specific problems, including product safety issues, put downward pressure on earnings.

When the new management team took the Portfolio's reins in October, we began to reduce its emphasis on attractively valued growth stocks and increase its focus on fundamentally sound, reasonably valued, high quality companies that we believed were poised to benefit from certain long-term, secular trends. In the health care area, we changed the Portfolio's emphasis from large pharmaceutical companies to leaders in the biotechnology industry, including several companies with drugs nearing FDA approval. We shifted the Portfolio's media holdings away from broadcasters and publishers toward companies in the vanguard of the faster-growing "new media," such as online advertising vehicles. We also complemented some of the Portfolio's attractively valued technology holdings, such as networking equipment provider Cisco Systems, Inc., with Internet leaders, including online auctioneer eBay Inc. and search engine Google Inc. Although just three months is too short a period to judge the merits of any long-term investment, we nonetheless are encouraged that these changes have produced a rapid improvement in the Portfolio's performance.

WILLIAM L. WILBY, CFA AND MARC L. BAYLIN, CFA
Portfolio Manager
OPPENHEIMER FUNDS, INC.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/2005

                                                    Percent of
                 Description                        Net Assets
                 ---------------------------------------------
                 Cisco Systems, Inc.                  2.91%
                 ---------------------------------------------
                 Microsoft Corp                       2.81%
                 ---------------------------------------------
                 General Electric Co.                 2.37%
                 ---------------------------------------------
                 Medtronic, Inc.                      2.16%
                 ---------------------------------------------
                 American International Group, Inc.   1.90%
                 ---------------------------------------------
                 Amgen, Inc.                          1.88%
                 ---------------------------------------------
                 eBay, Inc.                           1.76%
                 ---------------------------------------------
                 Yahoo!, Inc.                         1.69%
                 ---------------------------------------------
                 Monsanto Co.                         1.58%
                 ---------------------------------------------
                 Google, Inc.                         1.58%
                 ---------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Non-Cyclical                               27.2%
Technology                                 20.3%
Communications                             11.8%
Cyclical                                   10.9%
Industrials                                10.8%
Financials                                  9.6%
Energy                                      6.3%
Basic Materials                             3.1%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO          FOR THE YEAR ENDED 12/31/05
MANAGED BY OPPENHEIMERFUNDS, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



             OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO MANAGED BY
                  OPPENHEIMERFUNDS, INC. VS. S&P 500 INDEX/1/
                           Growth Based on $10,000+
                   [CHART]

Date            Fund           S&P 500
----            ----           -------
2/12/2001     $10,000         $10,000
3/31/2001       8,740           8,512
6/30/2001       9,350           9,010
9/30/2001       7,750           7,687
12/31/2001      8,573           8,509
3/31/2002       8,314           8,533
6/30/2002       7,023           7,389
9/30/2002       6,013           6,113
12/31/2002      6,453           6,628
3/31/2003       6,263           6,420
6/30/2003       7,174           7,408
9/30/2003       7,463           7,605
12/31/2003      8,294           8,531
3/31/2004       8,354           8,675
6/30/2004       8,464           8,824
9/30/2004       8,144           8,659
12/31/2004      8,825           9,458
3/31/2005       8,581           9,255
6/30/2005       8,612           9,382
9/30/2005       8,921           9,720
12/31/2005      9,241           9,923


    ---------------------------------------------------------------
                                     Average Annual Return/2/
                                     (for the year ended 12/31/05)
    ---------------------------------------------------------------
                                                         Since
                                     1 Year   3 Year  Inception/3/
    ---------------------------------------------------------------
    Oppenheimer Capital Appreciation
    Portfolio--Class A                4.99%   12.99%      2.17%
--  Class B                           4.71%   12.72%     -1.60%
    Class E                             --       --      10.01%
    ---------------------------------------------------------------
- - S&P 500 Index/1/                  4.91%   14.39%     -0.16%
    ---------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of Class A shares is 1/2/02. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 5/1/05. Index returns are based on an inception date of 2/12/01.

Holdings are subject to change. The Portfolio's investment strategies and focus can change from time to time. The mention of specific Portfolio holdings does not constitute a recommendation by OppenheimerFunds, Inc.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO INFLATION PROTECTED BOND PORTFOLIO            FOR THE YEAR ENDED 12/31/05
MANAGED BY PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MAJOR MARKET TRENDS AFFECTING THE PORTFOLIO'S PERFORMANCE

Bonds gained ground in 2005, leaning against the headwinds of 200 basis points of Federal Reserve tightening and concern that higher energy prices would fuel inflation pressure. The Lehman U.S. TIPS Index returned 2.84 percent for the year ended December 31, 2005. Real return bonds outpaced similar nominal bonds for the year. Ten-year real yields ended the year at 2.08 percent, 5 basis points lower than at the start of the year.

Bond markets were dominated during 2005 by speculation about the pace and duration of the Federal Reserve's tightening cycle. The U.S. central bank raised the federal funds rate in 25 basis point increments at each of its eight meetings during the year, including twice during the final quarter. Market expectations of continued Fed tightening drove short term real rates higher and helped produce a significant flattening of the real yield curve. The difference in yields between two and 10-year TIPS increased from 143 basis points at the start of 2005 to a 72 basis point inversion by year end. As the year drew to a close, some optimism arose that the Fed might be moving close to the end of its rate increases, which could produce a steeper yield curve. Additionally a drop in energy prices, which soared after the Gulf Coast hurricanes, calmed fears about inflation and contributed to the decrease in break-even inflation, (the difference between nominal Treasury yields and real yields).

During the second half of the year, signs also emerged that higher mortgage rates and lofty valuations could finally be affecting affordability in property markets. Growth in new home prices decelerated, and inventories of new and existing homes rose. Minutes of the Fed's November 1/st/ meeting revealed concern about these trends from some policy makers, who discussed the risks of "going too far" and the need to change the outlook "before long." In December the Fed dropped its description of monetary policy as providing "accommodation" to the economy, though it also acknowledged that higher rates might be necessary to contain inflation.

OTHER FACTORS ATTRIBUTED TO THE PORTFOLIO'S POSITIVE/NEGATIVE PERFORMANCE VS. THE BENCHMARK

Prudent diversification and active management protected the Portfolio in a volatile market. The PIMCO Inflation Protected Bond Portfolio benefited from tactical adjustments and holdings in non-Index securities, such as corporates, emerging markets and non U.S. securities with an emphasis on European bonds.

Above-benchmark duration from TIPS during the second half of the year was positive for returns as U.S. real yields fell in general. An emphasis on shorter maturity TIPS was negative for performance as yields on these securities rose more than yields on longer-term TIPS. Net short positions in nominal bonds were positive for the period as nominal yields rose during the year. Exposure to non-US inflation linked bonds was an additional positive for performance as real yields fell across the globe. A small allocation to corporate bonds also added value as their relatively higher coupons mitigated the impact of rising interest rates. Exposure to mortgage-backed securities was negative for returns, as this sector underperformed Treasuries of similar duration. Emerging markets bonds benefited from improving economic fundamentals and continued credit quality upgrades, and the Portfolio's allocation to these securities was positive for performance.

MARKET/PORTFOLIO OUTLOOK

The U.S. economy will slow relative to the rest of the world, reflecting global monetary policies that are not synchronized. The Federal Reserve is nearing the end of its tightening cycle while major central banks outside the U.S., such as the European Central Bank, have only begun to tighten. A decelerating U.S. economy will limit how fast other countries can grow, because expansion outside the U.S. is partially dependent on U.S demand. A key element of the outlook is the impact a housing market decline will have on the U.S. economy. As housing decelerates, so will consumer spending. Housing gains have contributed significantly to U.S. growth via wealth effects, cash-out refinancings, home equity loans and job growth in real estate-related industries. Higher mortgage rates over recent months and continued pressure on real wages and incomes will decrease housing affordability in 2006, taking the froth out of the property market. As housing cools, consumer spending will grow more in line with income, thereby reducing U.S. growth. A potential offset to the negative effect of weaker consumption is corporate investment, which has been robust for the last several years. However, investment has recently begun to grow more slowly as capacity utilization has risen. PIMCO expects much of U.S. investment to continue to occur abroad in rapidly growing markets such as China.

With regards to strategy, we expect to take moderate risks across a variety of strategies that are expected to add value in a slowing U.S. economy. We will target duration moderately above the index given an expected slowdown in growth and downward pressure on real yields. We will favor longer maturity TIPS as these issues offer more value. Falling inflation expectations tend to drive short-term real yields higher relative to intermediate and long-term yields. We plan to retain our nominal bond exposure in anticipation of slower growth. Additionally, we expect to emphasize short to intermediate maturities in the U.S. that should outperform as the market begins to price in the start of a Fed easing cycle. We also plan to focus on similar maturities in the U.K., where we expect the yield curve to steepen. We expect to retain our emphasis on mortgage-backed bonds, especially high quality pass-throughs backed by government agencies. Valuation remains a major risk in the corporate bond market. With the sector fully valued and default risk expected to rise as the economy cools, we plan to retain modest exposure in select companies with strong asset quality and pricing power. We also expect to emphasize the emerging markets sector because of its attractive risk/return profile compared to other higher yielding alternatives.

JOHN B. BRYNJOLFSSON
Portfolio Manager
PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO INFLATION PROTECTED BOND PORTFOLIO            FOR THE YEAR ENDED 12/31/05
MANAGED BY PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. This report contains the current opinions of the manager and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed. Each sector of the bond market entails risk. Municipals may realize gains and may incur a tax liability from time to time. The guarantee on Treasuries, TIPS and Government Bonds is to the timely repayment of principal and interest; shares of a portfolio that invest in them are not guaranteed. Mortgage-backed securities are subject prepayment risk. With corporate bonds there is no assurance that issuers will meet their obligations. An investment in high-yield securities generally involves greater risk to principal than an investment in higher-rated bonds. Investing in non-U.S. securities may entail risk as a result of non-U.S. economic and political developments, which may be enhanced when investing in emerging markets.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                             Percent of
        Description                                          Net Assets
        ---------------------------------------------------------------
        U.S. Treasury Inflation Index Bond (2.375% 1/15/25)    13.05%
        ---------------------------------------------------------------
        U.S. Treasury Inflation Index Note (2.000% 01/15/14)   11.72%
        ---------------------------------------------------------------
        U.S. Treasury Inflation Index Bond (3.875% 4/15/29)     9.65%
        ---------------------------------------------------------------
        U.S. Treasury Note (3.000% 07/15/12)                    9.43%
        ---------------------------------------------------------------
        U.S. Treasury Inflation Index Note (2.000% 7/15/14)     6.84%
        ---------------------------------------------------------------
        U.S. Treasury Inflation Index Note (3.500% 01/15/11)    6.82%
        ---------------------------------------------------------------
        U.S. Treasury Note (0.875% 04/15/10)                    6.79%
        ---------------------------------------------------------------
        U.S. Treasury Inflation Index Note (3.875% 01/15/09)    6.59%
        ---------------------------------------------------------------
        U.S. Treasury Note (1.875% 07/15/15)                    4.03%
        ---------------------------------------------------------------
        U.S. Treasury Inflation Index Bond (3.625% 04/15/28)    4.03%
        ---------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

U.S. Government & Agency Obligations                    83.6%
Asset-Backed Securities                                  7.6%
Corporate Bonds & Debt Securities                        4.5%
Collateralized Mortgage Obligations                      2.0%
Foreign Bonds & Debt Securities                          1.9%
Municipals                                               0.4%
Preferred Stock                                          0.0%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO INFLATION PROTECTED BOND PORTFOLIO            FOR THE YEAR ENDED 12/31/05
MANAGED BY PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



              PIMCO INFLATION PROTECTED BOND PORTFOLIO MANAGED BY
PACIFIC MANAGEMENT COMPANY LLC VS. LEHMAN GLOBAL REAL: U.S. TIPS BOND INDEX/1/
                           Growth Based on $10,000+

                 [CHART]

Date            Fund         Lehman Global
----            ----         -------------
5/1/2003       $10,000         $10,000
6/30/2003       10,360          10,367
9/30/2003       10,460          10,398
12/31/2003      10,547          10,568
3/31/2004       11,173          11,111
6/30/2004       10,855          10,766
9/30/2004       11,215          11,180
12/31/2004      11,541          11,460
3/31/2005       11,541          11,423
6/30/2005       11,768          11,771
9/30/2005       11,833          11,773
12/31/2005      11,711          11,785


    -----------------------------------------------------------------------
                                             Average Annual Return/2/
                                             (for the year ended 12/31/05)
    -----------------------------------------------------------------------
                                             1 Year    Since Inception/3/
    -----------------------------------------------------------------------
    PIMCO Inflation Protected Bond
    Portfolio--Class A                       1.48%           6.09%
--        Class B                            1.39%           5.86%
    -----------------------------------------------------------------------
    Lehman Global Real: U.S. TIPS Bond
- - Index/1/                                 2.84%           6.34%
    -----------------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Lehman Brothers Global Real: U.S. TIPS Index represents an unmanaged market index made up of U.S. Treasury Inflation Linked Index securities. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of Class A shares is 5/1/03. Index returns are based on an inception date of 4/30/03.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO TOTAL RETURN PORTFOLIO                        FOR THE YEAR ENDED 12/31/05
MANAGED BY PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MAJOR MARKET TRENDS AFFECTING THE PORTFOLIO'S PERFORMANCE

Bonds gained ground in 2005, leaning against the headwinds of Federal Reserve tightening and concern that higher energy prices would fuel inflation pressure. Initially, bonds lost ground in the first quarter of 2005, as volatile interest rates and weakness in credit markets related to concerns about auto industry weighed on fixed income securities. Short-term interest rates continued to rise during the quarter as the Fed tightened, while strong demand from speculative investors and Asian Central Banks supported longer maturity bonds. However, in the second quarter bonds rallied worldwide as interest rates fell as signs of an economic slowdown emerged and risk appetites for credit-sensitive assets revived.

The third quarter was essentially a reversal of the previous three months, as most bond sectors lost ground as interest rates rose. Rates were volatile intra quarter, as investor sentiment shifted about the direction of Federal Reserve policy, the impact of Gulf Coast hurricanes, and the potential for a pullback in the U.S. housing market. The Fed continued to increase the federal funds rate in the fourth quarter raising the rate twice in 25 basis point increments to a level of 4.25 percent. As the year drew to a close, some optimism arose that the Fed might be near the end of its rate increases, as a fall in energy prices calmed fears about inflation. Signs that higher mortgage rates and lofty valuations could finally be pinching affordability in surging property markets also helped placate bond markets. The Lehman Brothers Aggregate Bond Index, a widely used index for the high-grade bond market, returned 2.43 percent for the year, despite the tightening cycle by the Federal Reserve that began in 2004. The central bank raised the federal funds rate eight times in 25 basis point increments during the year for a total of 200 basis points.

OTHER FACTORS ATTRIBUTED TO THE PORTFOLIO'S POSITIVE/NEGATIVE PERFORMANCE VS. THE BENCHMARK

PIMCO focused on broad portfolio diversification, which helped returns for all of 2005 amid a challenging environment for bonds. Interest rate strategies were negative for performance during the year. An above benchmark duration through most of the year was negative for performance as interest rates rose. An emphasis on short and intermediate maturities was negative as the yield curve flattened. Mortgage security selection added to returns, offsetting the negative impact of a mortgage overweight over most of the year. Additionally, an underweight to corporates was positive for returns as this sector underperformed due to auto sector concerns and a potential slowdown among consumers. A tactical allocation to real return and municipal bonds added value, as these less volatile asset classes typically outperform as interest rates rise. Non-U.S. positions added value as economic growth was generally slower and interest rate increases milder outside the U.S. Exposure to emerging market bonds was positive, as this was one of the best performing fixed income sector for the year supported by improving credit fundamentals.

MARKET/PORTFOLIO OUTLOOK

We believe the U.S. economy will slow relative to the rest of the world, reflecting global monetary policies that are not synchronized. The Federal Reserve is nearing the end of its tightening cycle while major central banks outside the U.S., such as the European Central Bank, have only begun to tighten. A decelerating U.S. economy will limit how fast other countries can grow because expansion outside the U.S. is partially dependent on U.S. demand. Key elements of our outlook are:

  . AS HOUSING DECELERATES... Housing gains have contributed significantly to U.S. growth via wealth effects on consumers, cash-out refinancings, home equity loans and job growth in real estate-related industries. Higher mortgage rates over recent months and continued pressure on real wages and incomes will crimp housing affordability in 2006, taking the froth out of the property market

  . ...SO WILL CONSUMER SPENDING--As housing cools, consumer spending will grow more in line with income, thereby reducing U.S. growth. A potential offset to the negative effect of weaker consumption is corporate investment, which has been robust for the last several years. However, investment has recently begun to grow more slowly as capacity utilization has risen. PIMCO expects much of U.S. investment to continue to occur abroad in rapidly growing markets such as China.

  . THE FEDERAL RESERVE IS NEARLY DONE--The U.S. central bank will stop tightening early in 2006 as the soaring property market cools off and growth moderates. Yields on 1-5 year Treasuries could fall by as much as 100 basis points this year as investors anticipate that the Federal Reserve will move toward easing.

  . EUROPE NEEDS PICK-UP IN DOMESTIC DEMAND--Eurozone growth prospects have brightened amid positive momentum in business sentiment, hiring and capital spending. Resurgence in domestic demand, which has been held back by stagnant real wages, will be critical for sustaining this momentum but is not yet in evidence. European growth will get no help on the policy front, as the ECB is preoccupied with asset price inflation even as core inflation remains subdued.

  . JAPAN'S RECOVERY TO MODERATE--Gains in consumption followed Japan's export and investment-led recovery in 2003, but now this growth is softening as higher energy prices squeeze wages. Longer-term prospects for capital spending in Japan may be negatively affected by an expected slowdown in corporate profits.

  . EMERGING MARKETS NOT YET A FACTOR--Consumption growth in emerging economies has potential in light of favorable demographics, higher GDP growth and accumulation of international reserves. Still, emerging market consumers will make only a marginal contribution to global growth until these economies broaden access to consumer credit and reform their banking sectors.

  . BENIGN INFLATION--Inflation will remain well contained. Commodity prices are moderating after their post-Katrina bounce, and there has been relatively little pass-through of higher oil prices into core U.S. inflation. More importantly, the long-run economic trend of an expanding global labor supply (in China, India and Brazil, for example) will put downward pressure on the price of labor, making a wage-induced boost in inflation unlikely.


--------------------------------------------------------------------------------
                                      57

--------------------------------------------------------------------------------
PIMCO TOTAL RETURN PORTFOLIO                        FOR THE YEAR ENDED 12/31/05
MANAGED BY PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



STRATEGY: PIMCO WILL CONTINUE TO USE MULTIPLE TOOLS TO ADD VALUE

PIMCO will continue to take moderate risks across a variety of strategies that are expected to add value in a slowing U.S. economy. Exposures will focus mainly on the U.S., where we see better value at present. Major strategies will include:

  . INTEREST RATE STRATEGIES--We plan to target duration moderately above the index given an expected slowdown in growth. More importantly, PIMCO will emphasize short to intermediate maturities in the U.S. that should outperform as the market anticipates the beginning of Fed easing. Where permitted, we will focus on similar maturities in the U.K., where we also expect short rates to fall.

  . MORTGAGE-BACKED BONDS--PIMCO plans to retain its overweight to mortgage-backed bonds, especially pass-throughs issued by government agencies that either explicitly (in the case of GNMA) or implicitly stand behind these securities. In a slowing economy, mortgages are a safer source of incremental yield than credit-sensitive corporate bonds.

  . CORPORATES--Valuation remains a major risk in the corporate bond market. With credit premiums near historic lows and default risk expected to rise as the economy cools, PIMCO plans to retain its underweight to the sector.

  . TIPS AND MUNICIPALS--In a relatively benign inflation environment, PIMCO plans to continue to de-emphasize TIPS on a tactical basis. We will retain modest holdings of municipal bonds as low cost insurance in case our forecast is wrong and rates move higher. With their stable base of retail investors, municipals typically hold their value better than taxable bonds when rates rise. In addition, municipals continue to offer relatively attractive yields compared to taxable bonds.

  . EMERGING MARKETS--Most emerging economies continue to see improving credit fundamentals, which explains why many emerging issuers are now included in the high-grade Lehman Aggregate Bond Index. PIMCO plans to continue to emphasize this sector because of its attractive risk/return profile compared to other higher yielding alternatives.

  . CURRENCY--Given PIMCO's secular forecast for a weak dollar, modest currency allocations to the yen, euro and emerging market currencies have the potential to add value.

WILLIAM H. GROSS
PASI HAMALAINEN
Portfolio Managers
PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. This report contains the current opinions of the manager and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed. Each sector of the bond market entails risk. Municipals may realize gains and may incur a tax liability from time to time. The guarantee on Treasuries, TIPS and Government Bonds is to the timely repayment of principal and interest; shares of a portfolio that invest in them are not guaranteed. Mortgage-backed securities are subject prepayment risk. With corporate bonds there is no assurance that issuers will meet their obligations. An investment in high-yield securities generally involves greater risk to principal than an investment in higher-rated bonds. Investing in non-U.S. securities may entail risk as a result of non-U.S. economic and political developments, which may be enhanced when investing in emerging markets.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                            Percent of
         Description                                        Net Assets
         -------------------------------------------------------------
         Federal National Mortgage Assoc. (5.50%, TBA)        20.29%
         -------------------------------------------------------------
         Federal National Mortgage Assoc. (5.50%, 02/01/35)    4.69%
         -------------------------------------------------------------
         Federal National Mortgage Assoc. (5.00%, TBA)         3.17%
         -------------------------------------------------------------
         U.S. Treasury Note (4.25%, 11/15/14)                  2.59%
         -------------------------------------------------------------
         Federal Home Loan Mortgage Corp. (5.50%, 05/01/35)    2.46%
         -------------------------------------------------------------
         U.S. Treasury Note (3.875%, 09/15/10)                 2.26%
         -------------------------------------------------------------
         Federal Home Loan Mortgage Corp. (4.73%, 07/25/44)    2.20%
         -------------------------------------------------------------
         U.S. Treasury Bond (8.75%, 05/15/17)                  2.17%
         -------------------------------------------------------------
         U.S. Treasury Note (4.25%, 08/15/14)                  2.06%
         -------------------------------------------------------------
         U.S. Treasury Note (4.25%, 11/15/13)                  1.74%
         -------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]


U.S. Agencies                                 76.50%
Foreign Bonds & Debt Securities               10.80%
Collateralized Mortgage Obligations            6.00%
Municipals                                     1.90%
Asset-Backed Securities                        1.60%
Financials                                     1.20%
Communications                                 0.70%
Energy                                         0.60%
Industrials                                    0.30%
Cyclical                                       0.20%
Non-Cyclical                                   0.10%
Diversified                                    0.10%




--------------------------------------------------------------------------------
                                      58

--------------------------------------------------------------------------------
PIMCO TOTAL RETURN PORTFOLIO                        FOR THE YEAR ENDED 12/31/05
MANAGED BY PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                    PIMCO TOTAL RETURN PORTFOLIO MANAGED BY
 PACIFIC INVESTMENT MANAGEMENT COMPANY LLC VS. LEHMAN BROTHERS AGGREGATE BOND
                                   INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

                            Lehman Brothers
                  Fund      Aggregate Bond
                -------     --------------
 2/12/2001      $10,000       $10,000
 3/31/2001       10,100        10,137
 6/30/2001       10,110        10,194
 9/30/2001       10,640        10,664
12/31/2001       10,669        10,669
 3/31/2002       10,669        10,680
 6/30/2002       11,041        11,075
 9/30/2002       11,444        11,583
12/31/2002       11,661        11,765
 3/31/2003       11,837        11,929
 6/30/2003       12,117        12,227
 9/30/2003       12,158        12,210
12/31/2003       12,186        12,249
 3/31/2004       12,481        12,573
 6/30/2004       12,228        12,267
 9/30/2004       12,597        12,659
12/31/2004       12,771        12,779
 3/31/2005       12,703        12,719
 6/30/2005       13,087        13,102
 9/30/2005       13,019        13,013
12/31/2005       13,058        13,090



    ---------------------------------------------------------------
                                      Average Annual Return/2/
                                    (for the year ended 12/31/05)
    ---------------------------------------------------------------
                                   1 Year 3 Year Since Inception/3/
    ---------------------------------------------------------------
    PIMCO Total Return
    Portfolio--Class A             2.46%  4.07%        6.08%
--        Class B                  2.25%  3.84%        5.61%
          Class E                  2.33%  3.93%        4.60%
    ---------------------------------------------------------------
    Lehman Brothers Aggregate Bond
- - Index/1/                       2.43%  3.62%        6.29%
    ---------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Lehman Brothers Aggregate Bond Index is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 10/31/01. Index returns are based on an inception date of 1/31/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO
                                                    FOR THE YEAR ENDED 12/31/05
MANAGED BY PUTNAM INVESTMENT MANAGEMENT, LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE

For the twelve-month period ended December 31, 2005, the Capital Opportunities Portfolio solidly outperformed both the Russell 2500 Index and the Russell 2000 Index. In the third quarter of 2005, U.S. equity markets overcame concerns about terrorist attacks in London, rising oil and gas prices, and two additional interest-rate increases by the Federal Reserve Board (Fed) to post modest gains. Markets rose in July, declined in August, and even advanced during the historically weak month of September. In the fourth quarter, U.S. equity markets managed to finish the period in positive territory after an eventful and sometimes turbulent quarter. Markets were dogged by fluctuating oil prices, the aftermath of major hurricanes, and concerns over decelerating earnings growth. However, encouraging economic and inflation data gave a lift to equity markets by spurring optimism that the Federal Reserve might be nearing the end of its interest-rate hikes. A five-week rally that began late in October played itself out by Thanksgiving, and December was essentially flat.

Excellent stock selection in commercial and consumer services (Administaff) and retail-cyclicals (Movie Gallery, Michaels Stores) made the consumer cyclicals sector the portfolio's largest relative contributor. Our overweight allocation in Administaff was the portfolio's leading contributor to performance during the year. Shares of Administaff, a human resources management company, surged 240 percent higher during the period. The stock initially jumped after the firm reported above-consensus first-quarter profits and raised its full-year outlook. Strong sales and good client-retention produced positive results. The stock continued its impressive run-up during the second half of the year, as investor sentiment remained positive when the company reported that its second-quarter profit had nearly doubled on improved sales and a larger-than-average workforce. In addition to record sales levels, the company also cited increased service prices and its method of managing benefits and workers' compensation programs as major contributors to overall performance. Third-quarter results brought good news for the company, as profit nearly doubled on strong revenue growth. When rival Blockbuster dropped its bid to buy Hollywood Entertainment, shares of Movie Gallery rose, and we took advantage of this favorable news to sell our stake in the number three U.S. video-rental chain and lock in gains. Michaels Stores benefited most from its fiscal fourth-quarter earnings results, a profit growth of 18 percent, owing largely to a new inventory system that improved sales. Given this price appreciation, it was our belief that the stock no longer afforded a compelling risk/reward ratio, and we sold our remaining shares in the company at its peak.

Strong stock selection in the oil and gas industry (Vintage Petroleum, Danbury Resources, Giant Industries) improved results in the energy sector. Several of the portfolio's top contributors to performance during the year were energy stocks. Oil and gas firms had an outstanding year, as prices hit all-time highs driven by robust demand. Within the sector, Vintage Petroleum was the leading performer with shares climbing 135 percent during the year. The stock had its best performance during the third quarter, as overall investor sentiment remained positive for the sector, based on the continued high price of oil and forecasts of increased prices following the hurricanes. Vintage also reported a strong rise in net income spurred by a healthy increase in production from continuing operations.

The capital goods sector also benefited from excellent stock selection: our positions in Terex (machinery), Eagle Materials (engineering and construction), and United Defense Industries (aerospace/defense) proved favorable during 2005.

Unfavorable stock selection in retail staples (Nash Finch, SUPERVALU) and consumer goods (Yankee Candle) made the consumer staples sector the Portfolio's largest relative detractor. Nash Finch experienced disappointing results in the late part of 2005. Investors reacted unfavorably to the company's lowering its full-year earnings target because of a weak pricing environment and higher-than-expected acquisition-related costs. Grocery store chain SUPERVALU saw its stock drop early in September after warning that softening sales would reduce second-quarter earnings. Yankee Candle, whose products include jar candles, pillars, tapers, and other candle products and accessories, was the leading detractor from performance in the sector. Shares of the company fell despite its posting higher profits, as investors were disappointed by a decline in quarterly same-store-sales.

Stock selection within the financial industry also hurt returns, as our holdings in real estate (NovaStar Financial, Redwood Trust) and banking (R & G Financial, Doral Financial) more than offset the relative benefit of our holdings in insurance. The shares of all four companies fell during the first half of the year and were unable to recover. Shares of NovaStar Financial declined, in a challenging market and interest-rate environment, after the company missed its 2004 net-income forecast. Redwood Trust traded lower despite its posting strong quarterly earnings results, as investor sentiment turned cautious on the threat of an industry-wide decrease in origination volumes. The stock again took a hit later in the year after the firm reported that third-quarter earnings fell 23 percent on lower interest income. Within the banking industry, our holdings in the Puerto Rican financial firms R & G Financial and Doral Financial were the leading detractors from performance. Shares of R & G suffered after an announcement that the company faced an informal U.S. Securities and Exchange Commission probe into its proposed restatement of its 2003 and 2004 financial statements. Similarly, Doral Financial also reported that the SEC is examining its planned restatement of five-years' worth of financial statements.

OUTLOOK: U.S. EQUITY MARKETS

Despite a sturdy economy and explosive corporate profits, U.S. stock markets eked out only slim, single-digit gains in 2005. Markets will continue to struggle this year against the weight of a potentially active Fed and a newly flattened yield curve. But with the Fed contemplating a halt to interest-rate hikes and with corporate profits still surging, our asset-allocation specialists believe the U.S. market could fare better in 2006.

Your portfolio management team is well aware of such macroeconomic trends, but we do not let them guide our buy-and-sell decisions. Our bottom-up research process is designed to reveal overlooked companies with compelling investment qualities. We believe our consistent efforts to discern tangible value should continue to uncover companies with attractive valuations, understandable business models, and real cash earnings in the face of ever-changing market conditions.

--------------------------------------------------------------------------------

    ------------------------------------------------------------------------
    MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO   FOR THE YEAR ENDED 12/31/05
    MANAGED BY PUTNAM INVESTMENT MANAGEMENT, LLC

    LETTER TO POLICYHOLDERS (CONTINUED)

    ------------------------------------------------------------------------



PORTFOLIO STRATEGY
Your Capital Opportunities portfolio management team takes a bottom-up approach, seeking to identify the most attractive investment opportunities based on valuation while considering overall portfolio construction. We continue to manage the portfolio with a 12- to 18-month time horizon and have positioned it for a gradual economic recovery.

For the year, the portfolio's largest purchases were: CMS Energy (electric utilities), Emulex (computers), and Timberland (retail cyclicals); and our largest sells during the period were: NVR (homebuilding), Providian Financial (consumer finance), and Denbury Resources (oil and gas).

The views expressed are exclusively those of Putnam Investments as of the date of this report. There can be no assurance or guarantee that Putnam's expectations for future capital markets developments will be realized.

TEAM MANAGED
Putnam Investment Management, LLC

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                   Percent of
                   Description                     Net Assets
                   ------------------------------------------
                   Terex Corp.                       2.53%
                   ------------------------------------------
                   BMC Software, Inc.                2.48%
                   ------------------------------------------
                   Steel Dynamics, Inc.              2.44%
                   ------------------------------------------
                   Citrix Systems, Inc.              2.42%
                   ------------------------------------------
                   EarthLink, Inc.                   2.40%
                   ------------------------------------------
                   Manor Care, Inc.                  2.11%
                   ------------------------------------------
                   SUPERVALU, Inc.                   2.08%
                   ------------------------------------------
                   Vintage Petroleum, Inc.           2.06%
                   ------------------------------------------
                   Amerus Group Co.                  2.02%
                   ------------------------------------------
                   Affiliated Managers Group, Inc.   2.00%
                   ------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

  Financials                                           25.1%
  Cyclical                                             17.9%
  Non-Cyclical                                         15.8%
  Technology                                           15.8%
  Energy                                                7.2%
  Industrials                                           7.6%
  Basic Materials                                       4.4%
  Communications                                        5.1%
  Registered Investment Company                         0.7%
  Utilities                                             0.4%




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO          FOR THE YEAR ENDED 12/31/05
MANAGED BY PUTNAM INVESTMENT MANAGEMENT, LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


             MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO MANAGED BY
 PUTNAM INVESTMENT MANAGEMENT, LLC VS. RUSSELL 2000 INDEX/1/ AND RUSSELL 2500
                                   INDEX/2 /
                           Growth Based on $10,000+

                 [CHART]

     Date           Fund       Russell 2000     Russell 2500
     ----           ----       ------------     ------------
     5/1/1996     $10,000         $10,000          $10,000
    6/30/1996       9,977           9,967           10,416
    9/30/1996      10,149          10,001           10,650
   12/31/1996      10,859          10,521           11,244
    3/31/1997      10,083           9,977           10,867
    6/30/1997      11,623          11,594           12,509
    9/30/1997      13,363          13,320           14,304
   12/31/1997      13,128          12,873           13,982
    3/31/1998      14,730          14,168           15,415
    6/30/1998      13,746          13,508           14,772
    9/30/1998      10,791          10,786           11,955
   12/31/1998      12,419          12,545           14,036
    3/31/1999      11,828          11,865           13,370
    6/30/1999      13,165          13,711           15,563
    9/30/1999      13,285          12,844           14,559
   12/31/1999      17,953          15,213           17,423
    3/31/2000      19,471          16,290           19,183
    6/30/2000      18,097          15,674           18,415
    9/30/2000      18,484          15,848           18,857
   12/31/2000      16,058          14,753           18,167
    3/31/2001      13,599          13,792           16,592
    6/30/2001      15,845          15,763           18,865
    9/30/2001      12,201          12,486           15,319
   12/31/2001      14,706          15,119           18,390
    3/31/2002      15,232          15,721           19,078
    6/30/2002      13,654          14,408           17,431
    9/30/2002      11,112          11,325           14,177
   12/31/2002      11,612          12,023           15,118
    3/31/2003      10,559          11,483           14,500
    6/30/2003      12,652          14,172           17,677
    9/30/2003      13,329          15,459           19,224
   12/31/2003      14,947          17,704           21,998
    3/31/2004      15,587          18,812           23,293
    6/30/2004      15,826          18,900           23,372
    9/30/2004      15,612          18,360           22,783
   12/31/2004      17,718          20,947           26,023
    3/31/2005      17,266          19,828           25,206
    6/30/2005      17,793          20,685           26,345
    9/30/2005      18,958          21,655           27,634
   12/31/2005      19,502          21,899           28,134



    -------------------------------------------------------------
                                  Average Annual Return
                             (for the year ended 12/31/05)/3/
    -------------------------------------------------------------
                          1 Year 3 Year 5 Year Since Inception/4/
    -------------------------------------------------------------
    Met/Putnam Capital
    Opportunities
--  Portfolio--Class A    10.08% 18.87%  3.96%        7.15%
          Class B          9.79% 18.56%    --         8.18%
    -------------------------------------------------------------
- - Russell 2000 Index/1/  4.55% 22.13%  8.22%        8.46%
    -------------------------------------------------------------
--  Russell 2500 Index/2/  8.11% 23.00%  9.14%       11.30%
    -------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Russell 2000 Index is an unmanaged index and measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $664.9 million; the median market capitalization was approximately $539.5 million. The largest company in the Index had a market capitalization of $1.8 billion. The Index does not include fees or expenses and is not available for direct investment.

/2/The Russell 2500 Index measures the performance of 2,500 smallest 2500 companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $1.1 billion; the median market capitalization was approximately $705.8 million. The largest company in the Index had an approximate market capitalization of $4.5 billion. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of the Class A shares is 5/1/96. Inception of the Class B shares is 4/3/01. Index returns are based on an inception date of 5/1/96.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RCM GLOBAL TECHNOLOGY PORTFOLIO                     FOR THE YEAR ENDED 12/31/05
MANAGED BY RCM CAPITAL MANAGEMENT LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET OVERVIEW
Technology stocks began the year by going straight down, as investors worried about the economy and slowing earnings growth. This fear peaked in April, when technology bottomed for the year. A recovery began that was led by semiconductor stocks as it appeared the economy was going to be stable and the inventory correction in components would soon end. Fears about the economy resurfaced several more times, in October and in December, and each time technology sold off. For the year, semiconductors ended as the best group in technology, and computers and software were down as enterprise spending decelerated throughout the year.

For the twelve months ended December 31, 2005, the RCM Global Technology Portfolio ('Portfolio') increased by 11.35%. The Portfolio outperformed its primary benchmark, the S&P 500, which increased 4.91% over the same period. Meanwhile, the technology-heavy Goldman Sachs Technology Index and the NASDAQ Composite Index returned 1.54% and 2.12%, respectively.

PORTFOLIO REVIEW
The Portfolio outperformed generally because of stock picking. In a year of a flat technology index returns, the portfolio had several large positions that were up more than 100%, including Google, the leader in Internet search; Red Hat, the leader in open source software; SanDisk, a leader in flash memory cards for cameras, computers, and phones; and Apple, the leader in digital music. The Portfolio's "value" stocks also did well, including Motorola and Hewlett Packard.

This year, we broadened the Portfolio's definition of "technology" to include materials, energy, and health technology. The combined effect of this effort detracted from performance due to an early set-back in Biogen, where a large position in what turned into a binary stock that didn't turn out favorably. As the year continued, the Portfolio made back most of its losses with the other stocks in this area, and RCM continues to feel strongly that this sector will represent an attractive segment for the Portfolio in the years ahead. RCM sees many exciting developments in areas associated with solving problems in healthcare cost control; drug discovery and use; and energy supply and demand.

OUTLOOK
RCM believes that the Portfolio is well positioned in those areas of technology that should benefit from the lion's share of spending. With corporate liquidity high and web sites, communication infrastructure, and advertising and customer interaction undergoing transformations, we think that corporate investment could surprise on the positive side this year. There have never been so many new, attractive electronic products for consumers to buy. Finally, valuations are reasonable and expectations are modest after years of slow growth. There has been an overhang of uncertainty in technology stocks for several years as everyone worried about stock option expensing, rising interest rates, and "high" valuations. 2006 should put many of these fears behind us, and could be a pivotal year for this sector.

WALTER C. PRICE
HUACHEN CHEN
Portfolio Managers
RCM CAPITAL MANAGEMENT LLC

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of shares will fluctuate. Shares may be worth more or less than original cost when redeemed.

The average annual total return measures performance assuming that all dividend and capital gain distributions were reinvested. There is no guarantee that these investment strategies will work under all market conditions, and each investor should evaluate their ability to invest for the long-term, especially during periods of downturn in the market. This Portfolio may invest at least 65% of its assets in common stocks of technology companies; the portfolio will represent at least three countries. Concentrating assets in the technology sector, which tends to be more volatile than the overall stock market, may add additional risk compared to a diversified portfolio. Investing in foreign securities may entail greater risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. This Portfolio may invest in IPOs and smaller companies, which may be more volatile than larger companies. IPOs are subject to risk in that the securities have no trading history and the price may be volatile. This Portfolio may use derivative instruments for hedging purposes or as part of its investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a Portfolio could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

This article contains the current opinions of the manager, which are subject to change without notice. It does not represent a recommendation of any particular security, strategy or investment product. Statements concerning financial market trends are based on current market conditions, which will fluctuate. References to specific securities and issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. This article is distributed for educational purposes and should not be considered investment advice. All holdings are subject to change.

The Goldman Sachs Technology Index is a modified capitalization-weighted index of selected technology stocks. The Standard & Poor's 500 Stock Index (S&P 500) is an unmanaged index generally representative of the U.S. Stock Market. The NASDAQ Composite Index is a market-value-weighted, technology-oriented index composed of approximately 5,000 domestic and foreign securities. Indexes are unmanaged and it is not possible to invest directly in an unmanaged index.


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RCM GLOBAL TECHNOLOGY PORTFOLIO                     FOR THE YEAR ENDED 12/31/05
MANAGED BY RCM CAPITAL MANAGEMENT LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                              Percent of
                        Description           Net Assets
                        --------------------------------
                        Red Hat, Inc.           8.17%
                        --------------------------------
                        Google, Inc.--Class A   6.64%
                        --------------------------------
                        eBay, Inc.              4.70%
                        --------------------------------
                        Autodesk, Inc.          4.24%
                        --------------------------------
                        Apple Computer, Inc.    3.71%
                        --------------------------------
                        Hewlett-Packard Co.     3.41%
                        --------------------------------
                        SanDisk Corp.           2.69%
                        --------------------------------
                        Cerner Corp.            2.47%
                        --------------------------------
                        Microsoft Corp.         2.30%
                        --------------------------------
                        Yahoo!, Inc.            2.23%
                        --------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Technology                   65.2%
Energy                       12.0%
Communications                7.6%
Cyclical                      5.5%
Non-Cyclical                  5.1%
Industrials                   4.6%


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RCM GLOBAL TECHNOLOGY PORTFOLIO                     FOR THE YEAR ENDED 12/31/05
MANAGED BY RCM CAPITAL MANAGEMENT LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                  RCM GLOBAL TECHNOLOGY PORTFOLIO MANAGED BY
 RCM CAPITAL MANAGEMENT LLC VS. NASDAQ COMPOSITE INDEX/2/ AND S&P 500 INDEX/3/
                           Growth Based on $10,000+

                                    [CHART]

Date            Fund     NASDAQ    S&P 500
----            ----     ------    -------
2/12/2001    $10,000    $10,000    $10,000
3/31/2001      7,070      6,550      8,512
6/30/2001      7,590      7,817      9,010
9/30/2001      4,210      5,466      7,687
12/31/2001     6,160      7,120      8,509
3/31/2002      5,880      6,747      8,533
6/30/2002      3,850      5,356      7,389
9/30/2002      2,510      4,297      6,113
12/31/2002     3,040      4,903      6,628
3/31/2003      3,070      4,935      6,420
6/30/2003      3,730      5,977      7,408
9/30/2003      4,250      6,588      7,605
12/30/2003     4,790      7,401      8,531
3/31/2004      4,870      7,375      8,675
6/30/2004      4,740      7,581      8,824
9/30/2004      3,971      7,033      8,659
12/31/2004     4,584      8,078      9,458
3/31/2005      4,184      7,436      9,255
6/30/2005      4,374      7,664      9,382
9/30/2005      4,865      8,030      9,720
12/31/2005     5,089      8,249      9,923


    ----------------------------------------------------------------
                                       Average Annual Return/4/
                                     (for the year ended 12/31/05)
    ----------------------------------------------------------------
                                    1 Year 3 Year Since Inception/5/
    ----------------------------------------------------------------
    RCM Global Technology
    Portfolio--Class A              11.35% 18.94%       -9.15%
--        Class B                   11.01% 18.73%      -12.92%
          Class E                   11.21% 18.76%       -0.61%
    ----------------------------------------------------------------
- - NASDAQ Composite Index/2/        2.12% 18.94%       -4.26%
    ----------------------------------------------------------------
--  S&P 500 Index/3/                 4.91% 14.39%       -0.18%
    ----------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Goldman Sachs Technology Index is a modified capitalization-weighted index of selected technology stocks. The Index does not include fees or expenses and is not available for direct investment.

/2/The NASDAQ Composite Index is a market-value weighted index of all common stocks listed on NASDAQ. The Index does not include fees or expenses and is not available for direct investment.

/3/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment. /4/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/5/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 10/31/01. Index returns are based on an inception date of 1/31/01.

The Adviser for the Portfolio changed in January 2005. The Portfolio changed its name effective May 1, 2005. In addition the Portfolio changed its benchmark from the S&P 500 Index to the NASDAQ Composite Index.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

                                      65

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THIRD AVENUE SMALL CAP VALUE PORTFOLIO              FOR THE YEAR ENDED 12/31/05
MANAGED BY THIRD AVENUE MANAGEMENT LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


For the twelve months ended December 31, 2005, the Third Avenue Small Cap Value Portfolio ("the Portfolio") appreciated by 15.82%, compared to increases of 4.91%, 4.55% and 4.71%, for the S&P 500, Russell 2000 and Russell 2000 Value Indexes, respectively. The strong performance during 2005 was driven by takeover/going-private activity among numerous Portfolio holdings (see below), and by meaningful appreciation from several energy-related holdings, including St. Mary Land and Exploration (up 77%) and Whiting Petroleum (up 32%). Other investments that contributed significantly to the overall performance of the Portfolio include Dress Barn (up 119%), Ichiyoshi Securities (up 92%), and Trammell Crow (up 42%). These positive contributions to performance were partially offset by declines in other holdings, including Superior Industries (down 23%), Willbros Group (down 37%), and Alamo Group (down 25%).

During 2005, we acquired 13 new positions and eliminated 13 positions, keeping the number of holdings in the Portfolio at 81. The vast majority of eliminated positions were the result of takeover/going-private activity (see below). We continued to focus on individual opportunities in various industries that met our "Safe and Cheap/1/" investment criteria. We added to the Portfolio's energy-related holdings with a new position in Maverick Tube Corp. Maverick Tube is one of the largest domestic producers of tubular steel products used in both energy and industrial applications. The company's energy products, which account for more than two-thirds of its sales and are known as Oil Country Tubular Goods, include the tubing, casing and pipes used in drilling for oil and gas. Shares were purchased at roughly two times GAAP book value, and at single digit multiples of 2004 and 2005 earnings, which appear to be at, or near peak levels.

Another new position, American Axle and Manufacturing Holdings, is a Tier I supplier to the automotive industry, and a leading manufacturer of driveline systems and powertrain components. Despite the terrible adversity engulfing the U.S. auto industry, we believe that companies like American Axle, as well as Superior Industries, another auto supplier holding in the Portfolio--with historically strong businesses and solid capital structures--will weather the current storm. American Axle continues to make strides with other original equipment manufacturers ("OEMs"), including foreign OEMs, and has meaningful opportunities to increase its bill of materials with its customers (I.E., by providing a broader range of components or larger, more complex systems and increasing its content per vehicle). Shares were purchased near GAAP book value and at a modest multiple of fully diluted earnings. Thanks to a major refinancing in 2004, the right side of the company's balance sheet improved markedly. Indeed, the company's interest expense has been nearly cut in half, and were it not for the new financing, it's not at all clear we would have purchased shares of American Axle.

2005 TAKEOVER/GOING-PRIVATE ACTIVITY

At Third Avenue Management, we believe that proper execution of our "Safe and Cheap" investing philosophy gives our investors TWO WAYS TO WIN: value recognition by the public markets or resource conversion (I.E., going private or selling to a strategic buyer). When our holdings receive takeover bids, we perform a thorough review of the relative documents (press releases, conference call transcripts, proxy, merger agreement, etc.) and determine the best strategy for maximizing returns for our investors. The strategies that we pursue when a holding receives a takeover offer typically include the following:

REASONABLE PRICE--CASH DEAL
  . Sell the shares if the expected return until the deal closes is not adequate, after weighing the probability of the deal being terminated or renegotiated at a lower price, relative to the probability of receiving a higher price from the existing bidder or another bidder.

  .  Hold the shares if the expected return until the deal closes is adequate.

  . Add to the position if the expected return until the deal closes is attractive.

REASONABLE PRICE--STOCK DEAL (OR CASH AND STOCK)
  . Sell the shares if the acquirer is using grossly over-valued stock and/or the combined entity would not be well-financed (unless there is an attractive short-term risk arbitrage; see below).

  . Add to the position as a long-term investment if the common stock of the combined entity appears to meet our "Safe and Cheap" criteria on a pro-forma basis.

  . Hold the shares as a long-term investment if the common stock of the combined entity appears to meet our safety criteria and is reasonably valued, but not cheap, on a pro-forma basis.

  . Hold or add to the position as a short-term investment until the deal closes, based on the same criteria discussed above for a cash deal.

INADEQUATE PRICE ("TAKE-UNDER")
  . Pursue active strategies, including publicly opposing the merger, partnering with other interested buyers to make a superior proposal, and pursuing appraisal rights.

In 2005, twelve of the Portfolios holdings (roughly 15% of the positions) were involved in resource conversions in the form of mergers or going-private transactions. The following is a summary of each transaction:

  . ADVANCED POWER TECHNOLOGY (APTI). In November, 2005, APTI announced that it had agreed to be acquired by Microsemi for $12.20 per share in cash ($2 per share) and stock. We believed that the price was fair, as it represented a premium of 145% compared to our cost. We decided to sell our APTI shares shortly after the deal was announced, because we determined that Microsemi's common stock was grossly overvalued at roughly 6 times book value, 5 times sale, and 50 times earnings.

  . ASCENTIAL SOFTWARE (ASCL). In May, 2005, ASCL announced that it had agreed to be acquired by I.B.M. for $18.50 per share in cash. We were satisfied with the price, which

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THIRD AVENUE SMALL CAP VALUE PORTFOLIO              FOR THE YEAR ENDED 12/31/05
MANAGED BY THIRD AVENUE MANAGEMENT LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


    represented roughly a 57% premium to our cost (the shares were purchased in 2004) and an 18% premium to the stock price before the deal was announced. While we believed that the likelihood of the deal closing on the announced terms was high, the shares traded at only a small discount to the merger price following the announcement of the deal. Therefore, we held our shares, voted in favor of the deal and received the merger consideration at closing.

  .  CATELLUS DEVELOPMENT CORP (CDX). In June, 2005, Catellus and ProLogis
     (PLD) announced a merger in which ProLogis would acquire Catellus for $33.81 per share in cash and stock. As CDX shareholders, we had the option of electing to receive cash or stock. Since ProLogis was not a small-cap stock, we determined that we would not be long-term shareholders of the combined company. However, since the market price of ProLogis appreciated between when the deal was announced and when it closed, we elected to receive ProLogis stock, which we sold at a significant premium to the deal price. We also sold a portion of our CDX shares prior to the closure of the merger in the open market at a premium to the deal price.

  . CRT PROPERTIES. In June, 2005, CRT Properties announced a going-private transaction in which the preferred stock owned by the Portfolio would be re-instated. Since the company would be much more leveraged following the transaction, we sold our preferred shares in the market before the transaction closed. Our average sales price of $25.24 represented only a slight premium to par and our cost ($25), but was a satisfactory return as a cash alternative, after consideration of dividends.

  . GEAC COMPUTER CORP (GEAC). In November, 2005, GEAC announced that it had agreed to be acquired by Golden Gate Capital for $11.10 per share, a 27% premium to the price before the deal was announced, and a 146% premium to our cost. We voted in favor of the transaction, and we believe that the likelihood of the deal being terminated or re-adjusted lower is very low.

  . HOLLYWOOD ENTERTAINMENT (HLYW). In November, 2004, HLYW agreed to be acquired by Movie Gallery for $13.25 per share in cash. This represented roughly a 37% premium to our cost and a very attractive return, given that the shares were purchased in 2004. Subsequently, Blockbuster made a $14.50 per share offer of cash and stock, and HLYW stock traded above $14. We sold a portion of our shares in the open market at $14.12 per share, due to concerns about the regulatory hurdles that Blockbuster's bid would face, as well as our view that Blockbuster's stock was relatively unattractive due to the company's tenuous financial position. In March, 2005, Blockbuster dropped its bid, due primarily to regulatory issues. HLYW shares fell back below the $13.25 per share deal price. We then voted for the Movie Gallery transaction and received $13.25 per share for our remaining shares when the deal closed on April 28, 2005.

  . INSTINET GROUP (INGP). In April, 2005, Instinet and Nasdaq entered into a merger agreement in which Nasdaq would acquire Instinet for $5.42 per share in cash and sell off two subsidiaries after closing. We believed that the price, which represented a 5% discount to the market price before the deal was announced, and only a 13% premium to our cost, was too low. We were particularly disturbed that members of Instinet's management and a private equity firm were purchasing one of the subsidiaries, the institutional brokerage, at a significant discount to tangible book value. Since Reuters owned 62% of Instinet's outstanding shares and had agreed to support the deal, publicly opposing the deal would not have had any impact. Instead, we submitted an offer to Instinet of an additional $100 million (48%) for the institutional brokerage subsidiary. Instinet determined that our offer would not lead to a superior offer for the whole company and rejected our offer. We voted against the merger and initially pursued our appraisal rights but recently withdrew these rights and expect to receive the merger consideration offered by Nasdaq.

  . KEITH COMPANIES (TKCI). In April, 2005, The Keith Companies and Stantec announced a merger agreement, in which Stantec would acquire Keith for a combination of stock and cash. We believed that the proposed consideration was fair, as it represented a 29% premium to the market price before the deal was announced, and an 82% premium to our cost. However, since we did not believe that Stantec's common stock was attractively valued, we determined that we would not be long-term Stantec shareholders. Due to limited liquidity in TKCI's stock, as well as the fact that it was trading at a modest discount to the deal value, we held our TKCI shares during the period between when the deal was announced and when it closed. We voted in favor of the deal, requested the maximum allocation of cash, and sold the Stantec shares we received when the deal closed, at a premium to the initial deal value.

  . LNR PROPERTY (LNR). In August, 2004, LNR announced that it was being acquired by Riley Property Holdings for $63.10 per share. While this was only a 7% premium to the stock price before the transaction was announced, it represented a 65% premium to our cost, and we believed that the price was fair. We voted in favor of the deal and held our shares until the transaction closed in February, 2005, capturing the small discount at which the shares traded prior to closing.

  . SCIENTIFIC ATLANTA (SFA). In November, 2005, Cisco and Scientific Atlanta announced a merger, in which SFA shareholders would receive $43 per share in cash. We determined that this price was fair, as it represented a 267% premium to our cost. We have continued to hold our SFA shares, as we believe that the deal is very likely to close at the announced price, and the shares have generally been trading at a slight discount. However, the discount is not large enough for us to add to our position.

  .  SMEDVIG (SME NO). In December, 2005, Noble acquired 39% of Smedvig's
     Class A shares from Chairman Peter Smedvig for 200 Kroner per share. Based on this transaction,

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THIRD AVENUE SMALL CAP VALUE PORTFOLIO              FOR THE YEAR ENDED 12/31/05
MANAGED BY THIRD AVENUE MANAGEMENT LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


    Smedvig's Class A shares appreciated significantly. We sold our shares in the open market at a slight discount to the price that Noble paid, based on our belief that the shares were fully valued (more than 360% above our cost), as well as the uncertainty, in our view, about whether Noble would bid for the rest of the shares.

  . WELLSFORD REAL PROPERTIES (WRP). In May, 2005, Wellsford announced that its Board of Directors had approved a liquidation plan, to be completed during the next one-to-three years, and a reverse stock split that would enable the company to de-list its shares. The Board estimated that shareholders could receive proceeds from the liquidation of between $18.00 and $20.50 per share. Given management's disappointing track record, we supported the liquidation plan. Based on the risks of executing the liquidation, as well as the uncertainty about the timing of the receipt of the distributions, we sold our shares in the open market at an average price of $17.78 per share, representing a 7% premium to our cost.

Looking forward, we remain pleased with the overall quality of names in the Portfolio, and we continue to be encouraged by solid business fundamentals for most of our holdings. We will continue to strive to find additional investment opportunities that meet our "Safe and Cheap" criteria today, and that will enable us to achieve attractive investment returns in the future.

CURTIS JENSEN
IAN LAPEY
Portfolio Managers
THIRD AVENUE MANAGEMENT LLC

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                       Percent of
               Description                             Net Assets
               --------------------------------------------------
               Maverick Tube Corp.                       2.68%
               --------------------------------------------------
               St. Mary Land & Exploration Co.           2.46%
               --------------------------------------------------
               Pogo Producing Co.                        2.41%
               --------------------------------------------------
               Superior Industries International, Inc.   2.37%
               --------------------------------------------------
               Trammel Crow Co.                          2.11%
               --------------------------------------------------
               Sycamore Networks, Inc                    2.07%
               --------------------------------------------------
               Alexander & Baldwin, Inc.                 1.75%
               --------------------------------------------------
               Electro Scientific Industries, Inc.       1.73%
               --------------------------------------------------
               Tidewater, Inc.                           1.71%
               --------------------------------------------------
               Forest City Enterprises, Inc.             1.66%
               --------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                              [CHART]

Financials                    24.2%
Cyclical                      19.2%
Energy                        16.5%
Industrials                   13.6%
Technology                    13.6%
Basic Materials                6.1%
Non-Cyclical                   3.5%
Communications                 1.7%
Diversified                    1.6%


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THIRD AVENUE SMALL CAP VALUE PORTFOLIO              FOR THE YEAR ENDED 12/31/05
MANAGED BY THIRD AVENUE MANAGEMENT LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

               THIRD AVENUE SMALL CAP VALUE PORTFOLIO MANAGED BY
          THIRD AVENUE MANAGEMENT LLC VS. RUSSELL 2000 VALUE INDEX/1/
                           Growth Based on $10,000+
                                    [CHART]
                           Russell
              Fund       2000 Value
              ----      -----------
5/1/2002    $10,000       $10,000
6/30/2002     9,240         9,455
9/30/2002     7,380         7,442
12/31/2002    8,322         7,808
3/31/2003     8,040         7,412
6/30/2003     9,506         9,096
9/30/2003    10,490         9,799
12/31/2003   11,777        11,403
3/31/2004    12,690        12,192
6/30/2004    13,186        12,295
9/30/2004    13,429        12,314
12/31/2004   14,933        13,940
3/31/2005    15,183        13,385
6/30/2005    15,805        14,065
9/30/2005    16,885        14,500
12/31/2005   17,295        14,595


    -------------------------------------------------------------
                                    Average Annual Return/5/
                                  (for the year ended 12/31/05)
    -------------------------------------------------------------
                                 1 Year 3 Year Since Inception/6/
    -------------------------------------------------------------
    Third Avenue Small Cap Value
    Portfolio--Class A           15.82% 27.62%       16.10%
--  Class B                      15.48% 27.36%       15.86%
    -------------------------------------------------------------
- - Russell 2000 Value Index/1/   4.71% 23.18%       12.66%
    -------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Russell 2000 Value Index is an unmanaged index and measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index does not include fees or expenses and is not available for direct investment.

/2/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/3/The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $664.9 million; the median market capitalization was approximately $539.5 million. The largest company in the Index had an approximate market capitalization of $1.6 billion. The Index does not include fees or expenses and is not available for direct investment.

/4/"Safe" signifies that, in Third Avenue's view, the companies have strong finances, competent management, and an understandable business. "Cheap" signifies that, in Third Avenue's view, the companies' securities are selling for significantly less than what a private buyer might pay for control of the business.

/5/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/6/Inception of the Class A and Class B shares is 5/1/02. Index returns are based on an inception date of 5/1/02.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

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T. ROWE PRICE MID-CAP GROWTH PORTFOLIO              FOR THE YEAR ENDED 12/31/05
MANAGED BY T. ROWE PRICE ASSOCIATES, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE

During the twelve months ended December 31, 2005, the Portfolio generated a strong gain and outperformed the Lipper Mid-Cap Growth Funds Index and the Russell Midcap Growth Index. Versus the Russell Midcap Growth Index, stock selection drove outperformance, although sector allocations also added value. Holdings in the information technology and telecommunications services sectors had, by far, the largest positive impact on relative results, as did financial services and health care.

MARKET ENVIRONMENT

U.S. equities produced a third consecutive year of positive returns in 2005. After a weak start, most major indexes gradually worked their way higher as the year progressed, despite soaring energy costs. Firm economic and corporate earnings growth and merger activity lent support to stock prices, which finished 2005 near their highest levels of the year amid hopes that the Federal Reserve would soon stop raising short-term rates. As measured by various Russell indexes, mid-cap stocks decisively outperformed their small- and larger-cap counterparts.

PORTFOLIO REVIEW

In the heavily weighted information technology sector, outperformance versus the Russell Midcap Growth Index was due to strong stock selection. Within information technology, communications equipment providers Harris Corporation and ADTRAN were two of the best-performing names. Harris Corporation experienced robust demand in its military and international businesses, while ADTRAN benefited from strength in the digital subscriber line (DSL) market. Other notable contributors were Global Payments and Iron Mountain, both IT services firms.

Outperformance in telecommunications services was driven by an overweight in what was the second-best performing sector in the index after energy. The Portfolio's above-benchmark exposure to wireless providers was especially helpful. Stock selection among diversified telecommunications companies was another plus. For example, Canadian wireline and wireless provider Telus performed extremely well during the year.

In financials, stock selection was the primary source of relative strength. Notable contributors included capital markets companies Ameritrade and E-Trade Financial. Both benefited from higher-than-average trading volumes and acquisitions that investors expected to be accretive to earnings. In addition, the portfolio's lack of exposure to thrifts and mortgage companies boosted performance versus the index. Stocks in this industry fell sharply amid a decline in mortgage activity.

Stock selection was also strong among health care companies, where many of the Portfolio's biotechnology investments did particularly well. Standout biotechnology holdings included Vertex Pharmaceuticals, Gilead Sciences, and Amylin Pharmaceuticals.

While the Portfolio outperformed, there were pockets of weakness. For example, stock selection in the industrials and business services sectors had a mildly negative impact on relative performance. Here, not owning a particular stock was unfavorable since such stock was up sharply on several upgrades from Wall Street analysts.

OUTLOOK

The U.S. economy continues to grow despite the two Gulf hurricanes and the subsequent energy price shock. The moderating pace of home equity withdrawal is expected to reduce consumer spending, and it is our belief that business spending will offset at least some of this reduced consumer spending. We continue to believe that the environment for growth-oriented equities is favorable and that the Portfolio is well positioned.

BRIAN W. H. BERGHUIS
Portfolio Manager
T. ROWE PRICE ASSOCIATES, INC.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                   Percent of
                   Description                     Net Assets
                   ------------------------------------------
                   BJ Services Co.                   1.53%
                   ------------------------------------------
                   Medimmune, Inc.                   1.52%
                   ------------------------------------------
                   EOG Resources, Inc.               1.39%
                   ------------------------------------------
                   Roper Industries, Inc             1.35%
                   ------------------------------------------
                   Ameritrade Holding Corp.          1.28%
                   ------------------------------------------
                   Fairmont Hotels & Resorts, Inc.   1.27%
                   ------------------------------------------
                   Rogers Communications, Inc.       1.20%
                   ------------------------------------------
                   XTO Energy, Inc.                  1.20%
                   ------------------------------------------
                   Murphy Oil Corp.                  1.16%
                   ------------------------------------------
                   Rockwell Collins, Inc.            1.16%
                   ------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                              [CHART]

Non-Cyclical                   27.6%
Industrials                    14.5%
Technology                     14.3%
Communications                 13.5%
Cyclical                       12.8%
Financials                      8.6%
Energy                          7.3%
Basic Materials                 1.4%


--------------------------------------------------------------------------------
                                      70

--------------------------------------------------------------------------------
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO              FOR THE YEAR ENDED 12/31/05
MANAGED BY T. ROWE PRICE ASSOCIATES, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


               T. ROWE PRICE MID-CAP GROWTH PORTFOLIO MANAGED BY
       T. ROWE PRICE ASSOCIATES, INC. VS. RUSSELL MIDCAP GROWTH INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]
                          Russell
                          Mid Cap
Date           Fund       Growth
----          -------     -------
2/12/2001     $10,000     $10,000
3/31/2001       7,950       7,729
6/30/2001       9,500       8,980
9/30/2001       6,570       6,483
12/31/2001      8,340       8,238
3/31/2002       7,701       8,092
6/30/2002       5,340       6,614
9/30/2002       4,350       5,478
12/31/2002      4,668       5,981
3/31/2003       4,577       5,979
6/30/2003       5,463       7,101
9/30/2003       5,684       7,609
12/31/2003      6,378       8,535
3/31/2004       6,589       8,947
6/30/2004       6,851       9,041
9/30/2004       6,700       8,649
12/31/2004      7,515       9,855
3/31/2005       7,343       9,691
6/30/2005       7,645      10,023
9/30/2005       8,259      10,680
12/31/2005      8,613      11,047


    ---------------------------------------------------------------------
                                            Average Annual Return/2/
                                          (for the year ended 12/31/05)
    ---------------------------------------------------------------------
                                         1 Year 3 Year Since Inception/3/
    ---------------------------------------------------------------------
    T. Rowe Price Mid-Cap Growth
    Portfolio--Class A                   14.87% 23.00%      -2.37%
--        Class B                        14.63% 22.66%      -3.01%
          Class E                        14.70% 22.76%       3.76%
    ---------------------------------------------------------------------
- - Russell Midcap Growth Index/1/       12.10% 22.70%       2.06%
    ---------------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Russell Midcap Growth Index is an unmanaged index and measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 10/31/01. Index returns are based on an inception date of 2/12/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TURNER MID-CAP GROWTH PORTFOLIO                     FOR THE YEAR ENDED 12/31/05
MANAGED BY TURNER INVESTMENT PARTNERS, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


In 2005 earnings were strong but the stock market was not. Corporate America increased earnings by an estimated 13.6%, but the stock market, as represented by the S&P 500 Index, gained just 4.91%. Indeed, companies continued to go on a profit tear the likes of which has not been seen in modern times. If, as expected, the companies in the S&P 500 Index report earnings increases of at least 10% for the fourth quarter over the same period last year, it will mark the 15th consecutive quarter of double-digit earnings growth. But the continued earnings strength failed to help the stock market to at least match 2004's 10.88% return, confounding the expectations of some market strategists.

Because the gains in recent years have tended to come in brief, intense bursts, with plenty of doldrums in between, the market's performance has seemed more lackluster than it actually has been. So it may come as something of a surprise to those who are inclined to bearishness that the S&P 500 Index has now produced three consecutive up years and a highly respectable three-year annualized return of 14.39%. (The long-term average annual return is 10%.)

As a consequence of 2005's subpar return, the price/earnings multiple of stocks in aggregate declined. At the end of the year, the price/earnings ratio of the S&P 500 was 16.4 times 2005 earnings. It finished 2004 at 18 times that year's earnings. The 16.4 P/E is the lowest for the S&P 500 in 10 years.

Investor sentiment throughout the year was soured by a double dose of rising interest rates and high energy prices. From a 45-year low of 1% in 2004, the Federal Reserve has hiked short-term rates to a current 4.25%. Oil prices in August climbed to a record of more than $68 per barrel before ending the year at about $63. The worry among investors was that higher rates and oil prices would crimp consumer spending, the engine that drives the economy.

Good security selection in the major market sectors helped the Met Investors Series Trust Turner Mid-Cap Growth Portfolio produce a solidly positive return of 11.61% for the year. This return slightly underperformed the Portfolio's benchmark, the Russell Mid Cap Growth Index's return of 12.10%. Five of the portfolio's 10 sector positions beat their corresponding index sectors. Performance for the past year was largely driven by the utility, consumer discretionary and energy sectors, a combined 33% weighting. In the wireless telecommunications industry, within the utility sector, NII Holdings Inc which provides digital wireless communication services in Latin America was a leader for the year. In the apparel/footwear industry, an overweight in Chico's boosted performance. Chico's is a high-end specialty retail store that is largely insulated from higher oil prices. We continue to believe that Chico's has a strong secular story and that we will see positive growth for the long-term. The oil and gas production industry performed well in the energy sector. Ultra Petroleum Corp. was the largest contributor to the Portfolio for the year. Ultra Petroleum Corp. engages in the acquisition, exploration, development, and production of oil and gas properties in the Green River Basin of Southwest Wyoming and Bohai Bay, China. We continue to like the opportunities of the exploration and production oil companies.

The main detractor from performance was the healthcare sector. The pharmaceuticals and biotechnology industries accounted for most of the underperformance for the year. Elan Corp in the pharmaceutical industry was hurt when they had their key drug, Tysabri, for Multiple Sclerosis, suspended from the market. Holding Sepracor Inc. another pharmaceutical company also detracted from performance. Sepracor Inc. was hurt when another firm filed for the generic form of one of Sepracor's primary drugs. We still like the company and are encouraged by the launch of its second generation drug. Our biotechnology holdings also had a negative impact on relative results. Most of the underperformance in the biotechnology industry was due to weakness in company specific events.

We remain optimistic about the near-term outlook for the stock market. Our bottom-up fundamental analysis tells us that the recent strong earnings of corporate America are no fluke and should persist. Also, companies are intent on capitalizing on their fastest growing products and services, controlling costs, improving productivity, buying back shares, and raising dividends. They realize if they don't do all that, a cash-rich acquirer, of which there are many, may end up doing it for them. All in all, we see a favorable backdrop for continued stock-market gains in the new year.

As we move into 2006, our emphasis, as always, is on holding stocks that we think have the strongest prospective earnings power. We currently favor shares of companies in the Internet, specialty-retailing, consumer-electronics, consulting, staffing-services, brokerage, investment-exchange, financial-transaction-processing, coal, natural-gas-utility, managed-care, biotechnology, semiconductor, telecommunication-equipment, and wireless industries.

TEAM MANAGED

NOTE TO INVESTORS: THE PORTFOLIO IS MANAGED BY A COMMITTEE COMPOSED OF CHRISTOPHER K. MCHUGH, BILL MCVAIL, CFA, AND ROBERT E. TURNER, CFA. MR. MCHUGH, SENIOR PORTFOLIO MANAGER/SECURITY ANALYST, CO-FOUNDED TURNER IN 1990 AND IS THE PORTFOLIO'S LEAD MANAGER. MR. MCVAIL, SENIOR PORTFOLIO MANAGER/SECURITY ANALYST, JOINED TURNER IN 1998. MR. TURNER, CHAIRMAN AND CHIEF INVESTMENT OFFICER--GROWTH EQUITIES, CO-FOUNDED TURNER IN 1990.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TURNER MID-CAP GROWTH PORTFOLIO                     FOR THE YEAR ENDED 12/31/05
MANAGED BY TURNER INVESTMENT PARTNERS, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                 Percent of
                    Description                  Net Assets
                    ---------------------------------------
                    Broadcom Corp.                 2.12%
                    ---------------------------------------
                    NII Holdings, Inc.             1.96%
                    ---------------------------------------
                    Coach, Inc.                    1.86%
                    ---------------------------------------
                    Advanced Micro Devices, Inc.   1.75%
                    ---------------------------------------
                    KLA-Tencor Corp.               1.74%
                    ---------------------------------------
                    Omnicare, Inc.                 1.52%
                    ---------------------------------------
                    Monster Worldwide, Inc.        1.52%
                    ---------------------------------------
                    Chico's FAS, Inc.              1.50%
                    ---------------------------------------
                    Sirius Satellite Radio, Inc.   1.45%
                    ---------------------------------------
                    T. Rowe Price Group, Inc.      1.44%
                    ---------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

                     Technology                  21.7%
                     Non-Cyclical                21.2%
                     Cyclical                    13.9%
                     Financials                  11.0%
                     Communications               9.3%
                     Energy                       8.7%
                     Industrials                  6.8%
                     Basic Materials              5.8%
                     Diversified                  1.6%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TURNER MID-CAP GROWTH PORTFOLIO                     FOR THE YEAR ENDED 12/31/05
MANAGED BY TURNER INVESTMENT PARTNERS, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



                  TURNER MID-CAP GROWTH PORTFOLIO MANAGED BY
      TURNER INVESTMENT PARTNERS, INC. VS. RUSSELL MIDCAP GROWTH INDEX/2/
                           Growth Based on $10,000+
                                    [CHART]
                           Russell
                           Mid Cap
Date           Fund       Growth Index
----           ----       ------------
4/30/2004   $10,000        $10,000
6/30/2004    10,410         10,399
9/30/2004     9,700          9,949
12/31/2004   11,230         11,336
3/31/2005    10,960         11,146
6/30/2005    11,341         11,529
9/30/2005    12,131         12,284
12/31/2005   12,535         12,706


    -------------------------------------------------------------
                                   Average Annual Return/3/
                                   (for the year ended 12/31/05)
    -------------------------------------------------------------
                                   1 Year    Since Inception/4/
    -------------------------------------------------------------
    Turner Mid-Cap Growth
--  Portfolio--Class A             11.61%         14.47%
          Class B                  11.36%         14.25%
    -------------------------------------------------------------
- - Russell Midcap Growth Index/2/ 12.10%         15.38%
    -------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Russell Midcap Index is an unmanaged index and measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $4.7 billion; the median market capitalization was approximately $3.6 billion. The largest company in the Index had a market capitalization of $13.7 billion. The Index does not include fees or expenses and is not available for direct investment.

/2/The Russell Midcap Growth Index is an unmanaged index and measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of the Class A and Class B shares is 5/1/04. Index returns are based on an inception date of 4/30/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VAN KAMPEN COMSTOCK PORTFOLIO                     FOR THE PERIOD ENDED 12/31/05
MANAGED BY MORGAN STANLEY INVESTMENT MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET CONDITIONS

At the Portfolio's inception in May 2005, the stock market was recovering from April lows, as weakness at U.S. auto makers and other economic indicators caused concerns about the future health of the economy. In addition, investors continued to grapple with the Federal Open Market Committee's (the Fed's) ongoing interest rate hikes and high oil prices. However, more positive economic data and strong second quarter corporate earnings reports boosted sentiment that the economy was not in a prolonged "soft patch," and the market rallied into the summer. In August, the devastating hurricane season roiled the markets, as oil prices soared and consumer data began to slip. Sentiment improved again in the fall, and the market rebounded strongly in October and November. In this environment, value stocks--those in which the Portfolio invests--continued to perform well on an absolute basis.

PERFORMANCE ANALYSIS

For the period since the Portfolio's inception (May 3, 2005) through December 31, 2005, the Portfolio's A shares returned 5.93 percent and B shares returned 5.75 percent. The Portfolio underperformed the benchmark S&P 500(R) Index, which returned 9.29 percent. In the Portfolio overall, both stock selection and sector allocation were negative influences on the Portfolio's return relative to the benchmark. On a sector basis, telecommunication services was an area of weakness, due to industry consolidation, management issues and changing business models. A comparative overweight and our selections within the sector detracted from the Portfolio's relative performance. Nevertheless, we continued to believe that the valuations and risk-reward profiles of select names have been attractive, and we are monitoring the situation carefully. An underweight in information technology and our stock picks here underperformed the benchmark sector. The consumer discretionary sector also fell short, due to stock selection. However, not all areas of the portfolio lagged. Despite the Portfolio's underweight relative to the S&P 500 Index in the energy sector--the index's best performing area--our stock picks in energy were a significant positive contributor to relative returns. The Portfolio's lack of exposure to industrials also proved advantageous during the period, as the sector was hampered by a slower economy.

MANAGEMENT STRATEGY

Although market conditions have challenged us to find abundant new investment opportunities lately, we continue to seek stocks with reasonable valuations relative to our assessment of fair value. The Portfolio's positioning remained largely unchanged throughout the period and going into the new year. As a result of our individual stock selection, the Portfolio's notable overweights relative to the S&P 500 Index were in health care--primarily pharmaceuticals stocks--and telecommunication services, while energy and industrials continued to be relative underweights.
PORTFOLIO MANAGEMENT

The Portfolio is managed by Van Kampen's Multi-Cap Value team which is made up of established investment professionals. Current members of the team include B. Robert Baker, Jr., Jason S. Leder and Kevin C. Holt. Mr. Baker is a Managing Director with Van Kampen and has been employed by Van Kampen since 1991.
Mr. Leder and Mr. Holt are Executive Directors with Van Kampen and have been employed by Van Kampen since 1995 and 1999, respectively.

THERE IS NO GUARANTEE THE SECURITY SECTORS MENTIONED WILL CONTINUE TO PERFORM WELL OR BE HELD BY THE FUND IN THE FUTURE.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                    Percent of
                 Description                        Net Assets
                 ---------------------------------------------
                 GlaxoSmithKline Plc (ADR)            4.39%
                 ---------------------------------------------
                 Federal Home Loan Mortgage Corp.     4.31%
                 ---------------------------------------------
                 AT&T Corp.                           3.82%
                 ---------------------------------------------
                 International Paper Co.              3.54%
                 ---------------------------------------------
                 Citigroup, Inc.                      3.38%
                 ---------------------------------------------
                 Verizon Communications, Inc.         3.28%
                 ---------------------------------------------
                 Bank of America Corp.                3.27%
                 ---------------------------------------------
                 Bristol-Myers Squibb Co.             3.17%
                 ---------------------------------------------
                 Sprint Nextel Corp.                  2.40%
                 ---------------------------------------------
                 Clear Channel Communications, Inc.   2.33%
                 ---------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

  Non-Cyclical                                         27.3%
  Financials                                           26.5%
  Communications                                       22.7%
  Basic Materials                                      10.1%
  Cyclical                                              4.6%
  Technology                                            3.8%
  Utilities                                             1.9%
  Industrials                                           1.6%
  Energy                                                1.5%









--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VAN KAMPEN COMSTOCK PORTFOLIO                     FOR THE PERIOD ENDED 12/31/05
MANAGED BY MORGAN STANLEY INVESTMENT MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                   VAN KAMPEN COMSTOCK PORTFOLIO MANAGED BY
        MORGAN STANLEY INVESTMENT MANAGEMENT, INC. VS. S&P 500 INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

                 Fund        S&P 500
                 ----        -------
 5/01/2005     $10,000       $10,000
 6/30/2005      10,060        10,333
 9/30/2005      10,180        10,705
12/31/2005      10,593        10,929


    ---------------------------------------------------
                             Cumulative Return/2/
                        (for the period ended 12/31/05)
    ---------------------------------------------------
                              Since Inception/3/
    ---------------------------------------------------
    Van Kampen Comstock
--  Portfolio--Class A               5.93%
          Class B                    5.75%
    ---------------------------------------------------
- - S&P 500 Index/1/                 9.29%
    ---------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of Class A and Class B shares is 5/1/05. Index returns are based on an inception date of 4/30/05.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolios and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2005 through December 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different Portfolios. In addition, if these transaction costs were included, your costs would have been higher.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
MET/AIM SMALL CAP GROWTH PORTFOLIO          ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,065.16        $4.95
  Hypothetical (5% return before expenses)     1,000.00      1,020.42         4.84
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,063.45         6.24
  Hypothetical (5% return before expenses)     1,000.00      1,019.16         6.11
------------------------------------------  ------------- ------------- ---------------

  Class E
  Actual                                       1,000.00      1,064.66         5.72
  Hypothetical (5% return before expenses)     1,000.00      1,019.66         5.60
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.95%, 1.20%, and 1.10% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD**
                                            10/1/2005*    12/31/05      10/1/05-12/31/05
CYCLICAL GROWTH ETF PORTFOLIO               ------------- ------------- ----------------

  Class B
  Actual                                      $1,000.00     $1,020.40        $2.04
  Hypothetical (5% return before expenses)     1,000.00      1,010.59         2.03
------------------------------------------  ------------- ------------- ----------------

* Portfolio Inception October 1, 2005.
** Expenses are equal to the Portfolio's annualized expense ratio of 0.80% for the Class B multiplied by the average account value over the period, multiplied by 92/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES - CONTINUED

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD**
                                            10/1/2005*    12/31/05      10/1/05-12/31/05
CYCLICAL GROWTH AND INCOME ETF PORTFOLIO    ------------- ------------- ----------------

  Class B
  Actual                                      $1,000.00     $1,016.50        $2.03
  Hypothetical (5% return before expenses)     1,000.00      1,010.59         2.03
------------------------------------------  ------------- ------------- ----------------

* Portfolio Inception October 1, 2005.
** Expenses are equal to the Portfolio's annualized expense ratio of 0.80% for the Class B multiplied by the average account value over the period, multiplied by 92/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
GOLDMAN SACHS MID-CAP VALUE PORTFOLIO       ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,061.80        $4.05
  Hypothetical (5% return before expenses)     1,000.00      1,021.27         3.97
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,060.60         5.35
  Hypothetical (5% return before expenses)     1,000.00      1,020.01         5.24
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.79% and 1.03% for the Class A and Class E, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
HARRIS OAKMARK INTERNATIONAL PORTFOLIO      ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,122.90        $5.08
  Hypothetical (5% return before expenses)      1000.00       1020.42         4.84
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,121.90         6.42
  Hypothetical (5% return before expenses)     1,000.00      1,019.16         6.11
------------------------------------------  ------------- ------------- ---------------

  Class E
  Actual                                       1,000.00      1,122.30         5.88
  Hypothetical (5% return before expenses)     1,000.00      1,019.66         5.60
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.95%, 1.20% and 1.10% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
JANUS AGGRESSIVE GROWTH PORTFOLIO           ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,131.00        $3.87
  Hypothetical (5% return before expenses)     1,000.00      1,021.58         3.67
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,129.70         5.15
  Hypothetical (5% return before expenses)     1,000.00      1,020.37         4.89
------------------------------------------  ------------- ------------- ---------------

  Class C
  Actual                                       1,000.00      1,129.45         4.62
  Hypothetical (5% return before expenses)     1,000.00      1,020.87         4.38
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.72%, 0.96%, and 0.86% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES - CONTINUED

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
LAZARD MID CAP PORTFOLIO                    ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,060.80        $4.05
  Hypothetical (5% return before expenses)     1,000.00      1,021.27         3.97
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,059.50         5.35
  Hypothetical (5% return before expenses)     1,000.00      1,020.01         5.24
------------------------------------------  ------------- ------------- ---------------

  Class E
  Actual                                       1,000.00      1,060.50         4.83
  Hypothetical (5% return before expenses)     1,000.00      1,020.52         4.74
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.78%, 1.03% and 0.93% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD**
                                            11/1/2005*    12/31/05      11/1/05-12/31/05
LEGG MASON VALUE EQUITY PORTFOLIO           ------------- ------------- ----------------

  Class A
  Actual                                      $1,000.00     $1,065.00        $1.38
  Hypothetical (5% return before expenses)     1,000.00      1,007.02         1.34
------------------------------------------  ------------- ------------- ----------------

  Class B
  Actual                                       1,000.00      1,065.00         1.81
  Hypothetical (5% return before expenses)     1,000.00      1,006.60         1.76
------------------------------------------  ------------- ------------- ----------------

* Portfolio Inception November 1, 2005.
** Expenses are equal to the Portfolio's annualized expense ratio of 0.80% and 1.05% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 61/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
LORD ABBETT AMERICA'S VALUE PORTFOLIO       ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,029.60        $5.83
  Hypothetical (5% return before expenses)     1,000.00      1,019.46         5.80
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 1.14% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
LORD ABBETT BOND DEBENTURE PORTFOLIO        ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,020.50        $2.80
  Hypothetical (5% return before expenses)     1,000.00      1,022.43         2.80
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,018.20         4.07
  Hypothetical (5% return before expenses)     1,000.00      1,021.17         4.08
------------------------------------------  ------------- ------------- ---------------

  Class E
  Actual                                       1,000.00      1,019.30         3.56
  Hypothetical (5% return before expenses)     1,000.00      1,021.68         3.57
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.55%, 0.80% and 0.70% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES - CONTINUED

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
LORD ABBETT GROWTH AND INCOME PORTFOLIO     ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,067.90        $2.76
  Hypothetical (5% return before expenses)     1,000.00      1,022.53         2.70
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,066.40         4.06
  Hypothetical (5% return before expenses)     1,000.00      1,021.27         3.97
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.53% and 0.78% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO  ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,058.30        $4.67
  Hypothetical (5% return before expenses)     1,000.00      1,020.67         4.58
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,058.10         5.97
  Hypothetical (5% return before expenses)     1,000.00      1,019.41         5.85
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.90% and 1.15% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
LORD ABBETT MID-CAP VALUE PORTFOLIO         ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,057.90        $3.94
  Hypothetical (5% return before expenses)     1,000.00      1,021.37         3.87
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,056.80         5.24
  Hypothetical (5% return before expenses)     1,000.00      1,020.11         5.14
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.76% and 1.01% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
METLIFE AGGRESSIVE STRATEGY PORTFOLIO       ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,099.80        $0.53
  Hypothetical (5% return before expenses)     1,000.00      1,024.70         0.51
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,097.60         1.85
  Hypothetical (5% return before expenses)     1,000.00      1,023.44         1.79
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.10% and 0.35% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
METLIFE BALANCED STRATEGY PORTFOLIO         ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,065.00        $0.16
  Hypothetical (5% return before expenses)     1,000.00      1,037.40         0.15
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,064.00         1.51
  Hypothetical (5% return before expenses)     1,000.00      1,023.74         1.48
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.02% and 0.29% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES - CONTINUED

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
METLIFE DEFENSIVE STRATEGY PORTFOLIO        ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,036.40        $0.62
  Hypothetical (5% return before expenses)     1,000.00      1,024.60         0.61
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,035.40         1.80
  Hypothetical (5% return before expenses)     1,000.00      1,023.44         1.79
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.12% and 0.35% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            7/1/05        12/31/05      7/1/05-12/31/05
METLIFE GROWTH STRATEGY PORTFOLIO           ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,086.20        $0.21
  Hypothetical (5% return before expenses)     1,000.00      1,025.00         0.20
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,085.10         1.52
  Hypothetical (5% return before expenses)     1,000.00      1,023.74         1.48
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.04% and 0.29% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
METLIFE MODERATE STRATEGY PORTFOLIO         ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,051.90        $0.47
  Hypothetical (5% return before expenses)     1,000.00      1,024.75         0.46
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,050.80         1.81
  Hypothetical (5% return before expenses)     1,000.00      1,023.44         1.79
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.09% and 0.35% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
MFS RESEARCH INTERNATIONAL PORTFOLIO        ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,196.30        $4.93
  Hypothetical (5% return before expenses)     1,000.00      1,020.72         4.53
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,194.90         6.31
  Hypothetical (5% return before expenses)     1,000.00      1,019.46         5.80
------------------------------------------  ------------- ------------- ---------------

  Class E
  Actual                                       1,000.00      1,194.80         5.75
  Hypothetical (5% return before expenses)     1,000.00      1,019.96         5.30
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.89%, 1.14%, and 1.04% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES - CONTINUED

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
NEUBERGER BERMAN REAL ESTATE PORTFOLIO      ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,064.40        $3.59
  Hypothetical (5% return before expenses)     1,000.00      1,021.73         3.52
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,062.20         4.89
  Hypothetical (5% return before expenses)     1,000.00      1,020.47         4.79
------------------------------------------  ------------- ------------- ---------------

  Class E
  Actual                                       1,000.00      1,063.70         4.37
  Hypothetical (5% return before expenses)     1,000.00      1,020.97         4.28
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.69%, 0.94%, and 0.84% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO  ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,074.40        $3.56
  Hypothetical (5% return before expenses)     1,000.00      1,021.78         3.47
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,073.00         4.86
  Hypothetical (5% return before expenses)     1,000.00      1,020.52         4.74
------------------------------------------  ------------- ------------- ---------------

  Class C
  Actual                                       1,000.00      1,073.10         4.28
  Hypothetical (5% return before expenses)     1,000.00      1,021.07         4.18
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.68%, 0.93%, and 0.82% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
PIMCO INFLATION PROTECTED BOND PORTFOLIO    ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $  995.20        $2.72
  Hypothetical (5% return before expenses)     1,000.00      1,022.48         2.75
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00        994.20         3.97
  Hypothetical (5% return before expenses)     1,000.00      1,021.22         4.02
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.54%, and 0.79% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
PIMCO TOTAL RETURN PORTFOLIO                ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $  998.30        $2.82
  Hypothetical (5% return before expenses)     1,000.00      1,022.38         2.85
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00        997.80         4.08
  Hypothetical (5% return before expenses)     1,000.00      1,021.12         4.13
------------------------------------------  ------------- ------------- ---------------

  Class E
  Actual                                       1,000.00        997.80         3.58
  Hypothetical (5% return before expenses)     1,000.00      1,021.63         3.62
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.56%, 0.81%, and 0.71% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES - CONTINUED

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO  ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,096.20        $6.50
  Hypothetical (5% return before expenses)     1,000.00      1,019.00         6.26
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,094.70         7.87
  Hypothetical (5% return before expenses)     1,000.00      1,017.69         7.58
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 1.23% and 1.49% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
RCM GLOBAL TECHNOLOGY PORTFOLIO             ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,166.50        $6.01
  Hypothetical (5% return before expenses)     1,000.00      1,019.66         5.60
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,163.50         7.36
  Hypothetical (5% return before expenses)     1,000.00      1,018.40         6.87
------------------------------------------  ------------- ------------- ---------------

  Class C
  Actual                                       1,000.00      1,165.40         6.82
  Hypothetical (5% return before expenses)     1,000.00      1,018.90         6.36
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 1.10%, 1.35%, and 1.25% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
THIRD AVENUE SMALL CAP VALUE PORTFOLIO      ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,094.20        $4.28
  Hypothetical (5% return before expenses)     1,000.00      1,021.12         4.13
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,092.40         5.54
  Hypothetical (5% return before expenses)     1,000.00      1,019.91         5.35
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.81% and 1.05% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO      ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,127.80        $4.29
  Hypothetical (5% return before expenses)     1,000.00      1,021.17         4.08
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,126.70         5.63
  Hypothetical (5% return before expenses)     1,000.00      1,019.91         5.35
------------------------------------------  ------------- ------------- ---------------

  Class E
  Actual                                       1,000.00      1,126.00         5.09
  Hypothetical (5% return before expenses)     1,000.00      1,020.42         4.84
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.80%, 1.05%, and 0.95% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES - CONTINUED

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
TURNER MID-CAP GROWTH PORTFOLIO             ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,105.30        $4.64
  Hypothetical (5% return before expenses)     1,000.00      1,021.02         4.23
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,104.70         5.73
  Hypothetical (5% return before expenses)     1,000.00      1,019.76         5.50
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.83% and 1.08% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
VAN KAMPEN COMSTOCK PORTFOLIO               ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,053.00        $3.47
  Hypothetical (5% return before expenses)     1,000.00      1,021.83         3.41
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,051.20         4.81
  Hypothetical (5% return before expenses)     1,000.00      1,020.52         4.74
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.67% and 0.93% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
MET/AIM SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


          ---------------------------------------------------------------
          SECURITY                                          VALUE
          DESCRIPTION                           SHARES     (NOTE 2)
          ---------------------------------------------------------------

          COMMON STOCKS - 95.9%
          AEROSPACE & DEFENSE - 1.2%
          United Industrial Corp.(a)........... 146,802 $    6,073,199
                                                        --------------
          BANKS - 3.2%
          East West Bancorp, Inc.(a)........... 120,129      4,383,507
          PrivateBancorp, Inc.(a)..............  75,612      2,689,519
          SVB Financial Group*(a)..............  97,912      4,586,198
          Texas Capital Bancshares, Inc.*(a)... 120,538      2,701,257
          Texas Regional
            Bancshares, Inc. - Class A(a)......  85,051      2,406,943
                                                        --------------
                                                            16,767,424
                                                        --------------
          BIOTECHNOLOGY - 2.1%
          Millipore Corp.*(a)..................  63,229      4,175,643
          Myriad Genetics, Inc.*(a)............ 123,568      2,570,214
          Protein Design Labs, Inc. *(a)....... 156,859      4,457,933
                                                        --------------
                                                            11,203,790
                                                        --------------
          BUSINESS SERVICES - 1.5%
          CRA International, Inc.*(a)..........  76,060      3,627,301
          Korn / Ferry International*(a)....... 221,775      4,144,975
                                                        --------------
                                                             7,772,276
                                                        --------------
          CHEMICALS - 1.2%
          Rockwood Holdings, Inc.*(a).......... 110,442      2,179,021
          Scotts Co. (The) - Class A(a)........  95,422      4,316,891
                                                        --------------
                                                             6,495,912
                                                        --------------
          COMMERCIAL SERVICES & SUPPLIES - 8.9%
          Advisory Board Co.*(a)...............  89,121      4,248,398
          Blount International, Inc.*.......... 112,934      1,799,039
          Corporate Executive Board Co.(a).....  67,250      6,032,325
          CoStar Group, Inc.*..................  58,957      2,545,174
          Euronet Worldwide, Inc.*(a).......... 180,091      5,006,530
          Gen Probe, Inc.*(a).................. 120,956      5,901,443
          Global Payments, Inc................. 101,952      4,751,983
          MPS Group, Inc.*(a).................. 319,909      4,373,156
          Pediatrix Medical Group, Inc.*.......  67,274      5,958,458
          Stericycle, Inc.*(a)................. 101,489      5,975,672
                                                        --------------
                                                            46,592,178
                                                        --------------
          COMMUNICATIONS EQUIPMENT & SERVICES - 1.2%
          Polycom, Inc.*(a).................... 224,132      3,429,220
          SafeNet, Inc.*(a)....................  88,045      2,836,810
                                                        --------------
                                                             6,266,030
                                                        --------------
          COMPUTERS & PERIPHERALS - 2.3%
          Mercury Computer Systems, Inc.*(a)... 155,156      3,200,868
          MICROS Systems, Inc.*(a).............  95,742      4,626,254
          NETGEAR, Inc.*(a).................... 224,016      4,312,308
                                                        --------------
                                                            12,139,430
                                                        --------------
          CONSTRUCTION MATERIALS - 2.0%
          Eagle Materials, Inc.(a).............  59,415      7,270,019
          Hughes Supply, Inc...................  94,282      3,380,010
                                                        --------------
                                                            10,650,029
                                                        --------------

         --------------------------------------------------------------
         SECURITY                                             VALUE
         DESCRIPTION                              SHARES    (NOTE 2)
         --------------------------------------------------------------

         ELECTRICAL EQUIPMENT - 0.8%
         Actuant Corp. - Class A(a)..............  71,898  $ 4,011,908
                                                           -----------
         ELECTRONIC EQUIPMENT & INSTRUMENTS - 4.6%
         FARO Technologies, Inc.*(a)............. 163,659    3,273,180
         FLIR Systems, Inc.*(a).................. 183,213    4,091,146
         Imax Corp.*(a).......................... 356,370    2,515,972
         Thomas & Betts Corp.*................... 133,582    5,605,101
         Trimble Navigation, Ltd.*(a)............ 124,260    4,409,988
         Wesco International, Inc.* (a)..........  96,958    4,143,015
                                                           -----------
                                                            24,038,402
                                                           -----------
         ENERGY EQUIPMENT & SERVICES - 0.8%
         FMC Technologies, Inc.*(a)..............  98,674    4,235,088
                                                           -----------
         FINANCIAL SERVICES - 1.6%
         Affiliated Managers Group, Inc.*(a).....  57,206    4,590,781
         Jeffries Group, Inc.(a).................  81,261    3,655,120
                                                           -----------
                                                             8,245,901
                                                           -----------
         FOOD PRODUCTS - 0.7%
         United Natural Foods, Inc.*(a).......... 135,685    3,582,084
                                                           -----------
         HEALTH CARE EQUIPMENT & SUPPLIES - 6.3%
         American Medical Systems
           Holdings, Inc.*(a).................... 248,407    4,429,097
         Immucor, Inc.*(a)....................... 123,236    2,878,793
         Integra LifeSciences Holdings*(a)....... 133,509    4,734,229
         Mentor Corp.(a)......................... 106,837    4,923,049
         NuVasive, Inc.*(a)...................... 237,541    4,299,492
         ResMed, Inc.*(a)........................ 101,790    3,899,575
         Varian, Inc.*(a)........................ 107,037    4,259,002
         Wright Medical Group, Inc.*(a).......... 183,098    3,735,199
                                                           -----------
                                                            33,158,436
                                                           -----------
         HEALTH CARE PROVIDERS & SERVICES - 3.2%
         Amsurg Corp.*(a)........................ 119,406    2,729,621
         LifePoint Hospitals, Inc.*(a)........... 119,290    4,473,375
         Per-Se Technologies, Inc.*(a)........... 185,062    4,323,049
         VCA Antech, Inc.*(a).................... 184,600    5,205,720
                                                           -----------
                                                            16,731,765
                                                           -----------
         HOTELS, RESTAURANTS & LEISURE - 4.7%
         Choice Hotels International, Inc.(a).... 170,844    7,134,445
         Jack in the Box, Inc.*(a)............... 126,779    4,428,391
         P.F. Chang's China Bistro, Inc.*(a).....  95,432    4,736,290
         Penn National Gaming, Inc.*.............  70,000    2,306,500
         RARE Hospitality International, Inc.*(a) 103,749    3,152,932
         Steiner Leisure, Ltd.*..................  90,278    3,210,286
                                                           -----------
                                                            24,968,844
                                                           -----------
         HOUSEHOLD DURABLES - 0.3%
         Tempur-Pedic International, Inc.*(a).... 150,607    1,731,981
                                                           -----------
         HOUSEHOLD PRODUCTS - 0.7%
         Church & Dwight, Inc.(a)................ 115,245    3,806,542
                                                           -----------
         INFORMATION SERVICES - 0.6%
         Merge Technologies, Inc.*............... 130,055    3,256,577
                                                           -----------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


          ------------------------------------------------------------
          SECURITY                                           VALUE
          DESCRIPTION                            SHARES    (NOTE 2)
          ------------------------------------------------------------

          INSURANCE - 1.6%
          HCC Insurance Holdings, Inc........... 143,102  $ 4,247,267
          ProAssurance Corp.*(a)................  82,070    3,991,885
                                                          -----------
                                                            8,239,152
                                                          -----------
          INTERNET SOFTWARE & SERVICES - 3.1%
          Blue Coat Systems, Inc.*(a)...........  56,178    2,568,458
          Digitas, Inc.*(a)..................... 225,455    2,822,696
          F5 Networks, Inc.*(a).................  55,947    3,199,609
          Internet Security Systems, Inc.*(a)...  71,846    1,505,174
          Sapient Corp.*(a)..................... 491,800    2,798,342
          ValueClick, Inc.*(a).................. 197,864    3,583,317
                                                          -----------
                                                           16,477,596
                                                          -----------
          LEISURE EQUIPMENT & PRODUCTS - 1.2%
          Marvel Entertainment, Inc.*(a)........ 213,019    3,489,251
          Nautilus Group, Inc.(a)............... 155,239    2,896,760
                                                          -----------
                                                            6,386,011
                                                          -----------
          MACHINERY - 2.5%
          IDEX Corp.............................  75,863    3,118,728
          JLG Industries, Inc.(a)............... 134,271    6,130,814
          Lincoln Electric Holdings, Inc.(a)....  96,473    3,826,119
                                                          -----------
                                                           13,075,661
                                                          -----------
          MEDIA - 0.2%
          Radio One, Inc. - Class D*(a)......... 127,700    1,321,695
                                                          -----------
          METALS & MINING - 1.0%
          Carpenter Technology Corp.(a).........  78,603    5,539,153
                                                          -----------
          OIL & GAS - 8.0%
          Atwood Oceanics, Inc.*(a).............  56,507    4,409,241
          Cal Dive International, Inc.*(a)...... 111,856    4,014,512
          Core Laboratories N.V.*(a)............ 127,266    4,754,658
          Encore Acquisition Co.*(a)............ 182,520    5,847,941
          Grey Wolf, Inc.*(a)................... 510,824    3,948,670
          Hydril*(a)............................  63,237    3,958,636
          Range Resources Corp.(a).............. 165,183    4,350,907
          Superior Energy Services, Inc.*(a).... 141,600    2,980,680
          Unit Corp.*(a)........................ 103,447    5,692,688
          Whiting Petroleum Corp.*(a)...........  58,842    2,353,680
                                                          -----------
                                                           42,311,613
                                                          -----------
          PHARMACEUTICALS - 4.0%
          Amylin Pharmaceuticals, Inc.*(a)...... 146,686    5,855,705
          Encysive Pharmaceuticals, Inc.*(a).... 235,114    1,855,049
          First Horizon Pharmaceutical Corp.*(a) 184,799    3,187,783
          MGI Pharma, Inc.*(a).................. 167,377    2,872,189
          Nektar Therapeutics*(a)............... 150,501    2,477,247
          PetMed Express, Inc.*(a)..............  49,637      703,356
          United Therapeutics Corp.*(a).........  60,583    4,187,497
                                                          -----------
                                                           21,138,826
                                                          -----------
          REAL ESTATE - 0.4%
          BioMed Realty Trust, Inc. (REIT)(a)...  76,406    1,864,306
                                                          -----------

         --------------------------------------------------------------
         SECURITY                                             VALUE
         DESCRIPTION                              SHARES    (NOTE 2)
         --------------------------------------------------------------

         RETAIL-SPECIALTY - 6.2%
         BJ's Wholesale Club, Inc.*(a)........... 140,329 $  4,148,125
         Children's Place Retail Stores, Inc.*(a) 101,193    5,000,958
         Guitar Center, Inc.*(a).................  70,049    3,503,151
         Jos. A. Bank Clothiers, Inc.*(a)........ 127,644    5,541,026
         RC2 Corp.*(a)...........................  98,022    3,481,741
         Regis Corp.(a).......................... 103,919    4,008,156
         Toro Co. (The)(a).......................  80,687    3,531,670
         Wolverine World Wide, Inc.(a)........... 150,154    3,372,459
                                                          ------------
                                                            32,587,286
                                                          ------------
         SEMICONDUCTOR EQUIPMENT & PRODUCTS - 5.6%
         Cirrus Logic, Inc.*(a).................. 372,437    2,487,879
         Emulex Corp.*(a)........................ 204,045    4,038,051
         FormFactor, Inc.*....................... 173,318    4,234,159
         Genesis Microchip, Inc.*(a)............. 107,868    1,951,332
         Microsemi Corp.*(a)..................... 304,238    8,415,223
         Tessera Technologies, Inc.*(a).......... 141,715    3,663,333
         Varian Semiconductor Equipment
           Associates, Inc.*(a).................. 109,697    4,818,989
                                                          ------------
                                                            29,608,966
                                                          ------------
         SOFTWARE - 6.3%
         ANSYS, Inc.*(a).........................  86,695    3,701,010
         Avid Technology, Inc.*(a)...............  74,441    4,076,389
         Blackboard, Inc.*(a).................... 174,544    5,058,285
         Cerner Corp.*(a)........................  57,587    5,235,234
         Epicor Software Corp.*(a)............... 288,388    4,074,922
         Kronos, Inc.*(a)........................  98,137    4,108,015
         MicroStrategy, Inc. - Class A*(a).......  81,213    6,719,564
                                                          ------------
                                                            32,973,419
                                                          ------------
         TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.5%
         Nice Systems, Ltd. (ADR)*...............  54,690    2,633,870
                                                          ------------
         TELECOMMUNICATION SERVICES - WIRELESS - 2.4%
         Alamosa Holdings, Inc.*(a).............. 217,882    4,054,784
         NeuStar, Inc. - Class A*(a)............. 118,685    3,618,706
         SBA Communications Corp.*(a)............ 263,012    4,707,915
                                                          ------------
                                                            12,381,405
                                                          ------------
         TEXTILES, APPAREL & LUXURY GOODS - 0.9%
         Warnaco Group, Inc. (The)*(a)........... 169,132    4,519,207
                                                          ------------
         TRANSPORTATION - 4.1%
         Forward Air Corp.(a)....................  96,692    3,543,762
         Heartland Express, Inc.(a).............. 138,528    2,810,733
         Kirby Corp.*(a).........................  61,380    3,202,195
         Knight Transportation, Inc.(a).......... 178,536    3,701,051
         Old Dominion Freight Line, Inc.*........ 150,674    4,065,184
         Swift Transportation Co., Inc.*(a)...... 201,829    4,097,129
                                                          ------------
                                                            21,420,054
                                                          ------------
         Total Common Stocks (Cost $440,038,985)           504,206,016
                                                          ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


     -----------------------------------------------------------------------
     SECURITY                                      PAR          VALUE
     DESCRIPTION                                  AMOUNT      (NOTE 2)
     -----------------------------------------------------------------------

     SHORT-TERM INVESTMENTS - 29.4%
     State Street Bank and Trust Co.,
       Repurchase Agreement,
       dated 12/30/05 at 3.900% to be
       repurchased at $22,181,607.87
       collateralized by $22,950,000
       FNMA 4.000% due 07/08/15
       with a value of $22,616,514............ $ 22,172,000 $  22,172,000
     State Street Navigator Securities Lending
       Prime Portfolio(b).....................  132,651,947   132,651,947
                                                            -------------
     Total Short-Term Investments
     (Cost $154,823,947)                                      154,823,947
                                                            -------------

     TOTAL INVESTMENTS - 125.3%
     (Cost $594,862,932)                                      659,029,963

     Other Assets and Liabilities (net) - (25.3%)            (133,131,394)
                                                            -------------

     TOTAL NET ASSETS - 100.0%                              $ 525,898,569
                                                            =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FNMA - Federal National Mortgage Association

REIT - Real Estate Investment Trust

MET INVESTORS SERIES TRUST
CYCLICAL GROWTH ETF PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)



      --------------------------------------------------------------------
      SECURITY                                      SHARES/PAR   VALUE
      DESCRIPTION                                     AMOUNT    (NOTE 2)
      --------------------------------------------------------------------

      INVESTMENT COMPANY SECURITIES - 92.5%
      iShares Dow Jones U.S. Consumer Services
        Sector Index Fund..........................     2,941  $   175,313
      iShares Dow Jones U.S. Financial Sector
        Index Fund.................................     1,096      110,915
      iShares Dow Jones U.S. Healthcare Sector
        Index Fund.................................    19,017    1,198,832
      iShares Dow Jones U.S. Industrial Sector
        Index Fund.................................    14,422      839,937
      iShares Dow Jones U.S. Telecommunications
        Sector Index Fund..........................    15,649      357,736
      iShares Dow Jones U.S. Utilities Sector Index
        Fund.......................................     3,034      231,980
      iShares MSCI EAFE Index Fund.................    23,214    1,380,304
      iShares S&P MidCap 400 Growth Index
        Fund.......................................    15,186    1,148,365
      iShares S&P MidCap 400 Value Index
        Fund.......................................    16,296    1,150,009
      Vanguard Consumer Discretionary
        VIPERs.....................................     8,666      455,745
      Vanguard Consumer Staples VIPERs.............    17,503      978,943
      Vanguard Energy VIPERs.......................     7,352      530,741
      Vanguard Financials VIPERs...................    20,598    1,154,518
      Vanguard Information Technology
        VIPERs.....................................    20,282      981,446
                                                               -----------
      Total Investment Company Securities
      (Cost $10,540,468)                                        10,694,784
                                                               -----------

      SHORT-TERM INVESTMENTS - 6.6%
      Metropolitan Series Fund, Inc.: BlackRock
        Money Market Portfolio
        (Cost $766,900)                              $766,900  $   766,900
                                                               -----------

      TOTAL INVESTMENTS - 99.1%
      (Cost $11,307,368)                                        11,461,684

      Other Assets and Liabilities (net) - 0.9%                    100,198
                                                               -----------

      TOTAL NET ASSETS - 100.0%                                $11,561,882
                                                               ===========

                       See notes to financial statements

MET INVESTORS SERIES TRUST
CYCLICAL GROWTH AND INCOME ETF PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                       SHARES/PAR   VALUE
      DESCRIPTION                                      AMOUNT    (NOTE 2)
      --------------------------------------------------------------------

      INVESTMENT COMPANY SECURITIES - 95.3%
      iShares Dow Jones U.S. Consumer Services
        Sector Index Fund...........................     1,383  $   82,441
      iShares Dow Jones U.S. Financial Sector Index
        Fund........................................     1,368     138,442
      iShares Dow Jones U.S. Healthcare Sector
        Index Fund..................................     8,923     562,506
      iShares Dow Jones U.S. Industrial Sector Index
        Fund........................................     6,790     395,449
      iShares Dow Jones U.S. Telecommunications
        Sector Index Fund...........................     7,360     168,250
      iShares Dow Jones U.S. Utilities Sector Index
        Fund........................................     1,424     108,879
      iShares GS $ InvesTop Corporate Bond
        Fund........................................     9,253     996,455
      iShares Lehman 1-3 Year Treasury Bond
        Fund........................................     4,608     369,608
      iShares MSCI EAFE Index Fund..................     7,265     431,977
      iShares S&P MidCap 400 Growth Index
        Fund........................................    11,813     893,299
      iShares S&P MidCap 400 Value Index Fund.......    12,670     894,122
      Vanguard Consumer Discretionary VIPERs........     4,087     214,935
      Vanguard Consumer Staples VIPERs..............     8,215     459,465
      Vanguard Energy VIPERs........................     3,462     249,922
      Vanguard Financials VIPERs....................     8,131     455,742
      Vanguard Information Technology VIPERs........     9,470     458,253
                                                                ----------
      Total Investment Company Securities
      (Cost $6,857,656)                                          6,879,745
                                                                ----------

      SHORT-TERM INVESTMENTS - 3.8%
      Metropolitan Series Fund, Inc.: BlackRock
        Money Market Portfolio
        (Cost $274,260)                               $274,260  $  274,260
                                                                ----------

      TOTAL INVESTMENTS - 99.1%
      (Cost $7,131,916)                                          7,154,005

      Other Assets and Liabilities (net) - 0.9%                     64,380
                                                                ----------

      TOTAL NET ASSETS - 100.0%                                 $7,218,385
                                                                ==========

                       See notes to financial statements

MET INVESTORS SERIES TRUST
GOLDMAN SACHS MID-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                               SHARES    (NOTE 2)
        ---------------------------------------------------------------

        COMMON STOCKS - 97.2%
        AEROSPACE & DEFENSE - 2.5%
        Alliant Techsystems, Inc.*...............  68,908 $   5,248,723
        Rockwell Collins, Inc.................... 113,009     5,251,528
                                                          -------------
                                                             10,500,251
                                                          -------------
        AUTO COMPONENTS - 0.6%
        Autoliv, Inc.............................  56,504     2,566,412
                                                          -------------
        BANKS - 7.4%
        Commerce Bancshares, Inc.................  38,025     1,981,863
        FirstMerit Corp.......................... 156,074     4,043,877
        Keycorp.................................. 164,392     5,413,429
        M&T Bank Corp............................  61,978     6,758,701
        Northern Trust Corp......................  86,534     4,484,192
        Zions Bancorporation..................... 113,379     8,566,917
                                                          -------------
                                                             31,248,979
                                                          -------------
        BEVERAGES - 0.5%
        Pepsi Bottling Group, Inc................  71,068     2,033,255
                                                          -------------
        BIOTECHNOLOGY - 1.4%
        MedImmune, Inc.*......................... 171,970     6,022,389
                                                          -------------
        CHEMICALS - 2.9%
        Agrium, Inc.............................. 101,626     2,234,756
        Carlisle Cos., Inc.......................  41,771     2,888,465
        Chemtura Corp............................ 264,056     3,353,511
        Rohm & Haas Co...........................  75,817     3,671,059
                                                          -------------
                                                             12,147,791
                                                          -------------
        COMMERCIAL SERVICES & SUPPLIES - 2.5%
        Republic Services, Inc................... 138,627     5,205,444
        Zebra Technologies Corp. - Class A*...... 123,701     5,300,588
                                                          -------------
                                                             10,506,032
                                                          -------------
        COMMUNICATIONS EQUIPMENT - 0.6%
        ADC Telecommunications, Inc.*............ 119,258     2,664,224
                                                          -------------
        COMPUTER HARDWARE - 0.8%
        CDW Corp.................................  56,863     3,273,603
                                                          -------------
        DIVERSIFIED ENERGY - 3.9%
        CMS Energy Corp.*........................  58,253       845,251
        PNM Resources, Inc.......................  39,240       960,988
        Public Service Enterprise Group, Inc.....  16,327     1,060,765
        Western Gas Resources, Inc............... 122,372     5,762,497
        Williams Cos., Inc. (The)................ 331,623     7,683,705
                                                          -------------
                                                             16,313,206
                                                          -------------
        DRUGS - 1.3%
        Charles River Laboratories International,
          Inc.*.................................. 128,525     5,445,604
                                                          -------------
        ELECTRIC UTILITIES - 10.0%
        Edison International..................... 164,165     7,159,236
        Entergy Corp............................. 110,386     7,577,999
        FirstEnergy Corp.........................  52,596     2,576,678
        Northeast Utilities......................  88,987     1,752,154

         -------------------------------------------------------------
         SECURITY                                           VALUE
         DESCRIPTION                             SHARES    (NOTE 2)
         -------------------------------------------------------------

         ELECTRIC UTILITIES - CONTINUED
         PG&E Corp.............................. 232,211 $   8,619,672
         PPL Corp............................... 383,136    11,264,198
         Wisconsin Energy Corp..................  86,061     3,361,543
                                                         -------------
                                                            42,311,480
                                                         -------------
         FINANCIALS - DIVERSIFIED - 4.0%
         American Capital Strategies, Ltd.......  51,046     1,848,376
         Bear Stearns Cos., Inc.................  67,106     7,752,756
         CIT Group, Inc......................... 102,641     5,314,751
         Eaton Vance Corp.......................  77,159     2,111,070
                                                         -------------
                                                            17,026,953
                                                         -------------
         FOOD PRODUCTS - 2.2%
         Archer-Daniels-Midland Co.............. 184,657     4,553,642
         Smithfield Foods, Inc.*................ 151,091     4,623,384
                                                         -------------
                                                             9,177,026
                                                         -------------
         HEALTH CARE PROVIDERS & SERVICES - 2.4%
         Apria Healthcare Group, Inc.*.......... 125,103     3,016,233
         Coventry Health Care, Inc.*............  54,614     3,110,814
         Health Net, Inc.*......................  80,296     4,139,259
                                                         -------------
                                                            10,266,306
                                                         -------------
         HOTELS, RESTAURANTS & LEISURE - 2.2%
         Harrah's Entertainment, Inc............ 127,544     9,092,612
                                                         -------------
         HOUSEHOLD DURABLES - 4.0%
         Lennar Corp. - Class A................. 114,049     6,959,270
         Mohawk Industries, Inc.*...............  74,118     6,446,783
         Stanley Works..........................  72,791     3,496,880
                                                         -------------
                                                            16,902,933
                                                         -------------
         HOUSEHOLD PRODUCTS - 2.4%
         Clorox Company (The)...................  87,358     4,969,797
         Newell Rubbermaid, Inc................. 222,223     5,284,463
                                                         -------------
                                                            10,254,260
                                                         -------------
         INSURANCE - 8.9%
         Ambac Financial Group, Inc............. 129,560     9,983,894
         Assurant, Inc..........................  50,276     2,186,503
         Everest Re Group, Ltd..................  60,686     6,089,840
         PartnerRe, Ltd.........................  58,996     3,874,267
         PMI Group, Inc. (The)..................  81,196     3,334,720
         RenaissanceRe Holdings, Ltd............  80,908     3,568,852
         Torchmark Corp.........................  98,662     5,485,607
         Willis Group Holdings, Ltd.............  83,719     3,092,580
                                                         -------------
                                                            37,616,263
                                                         -------------
         INTERNET SOFTWARE & SERVICES - 0.2%
         Avocent Corp.*.........................  32,987       896,916
                                                         -------------
         IT CONSULTING & SERVICES - 2.1%
         BearingPoint, Inc.*.................... 619,661     4,870,535
         Computer Sciences Corp.*...............  28,907     1,463,851
         Ingram Micro, Inc.*.................... 135,346     2,697,446
                                                         -------------
                                                             9,031,832
                                                         -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
GOLDMAN SACHS MID-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                                SHARES    (NOTE 2)
        ----------------------------------------------------------------

        MEDIA - 2.0%
        Dow Jones & Co., Inc...................... 118,355 $   4,200,419
        Lamar Advertising Co. - Class A*..........  95,368     4,400,279
                                                           -------------
                                                               8,600,698
                                                           -------------
        METALS - 1.6%
        Allegheny Technologies, Inc...............  71,006     2,561,897
        Carpenter Technology Corp.................  32,684     2,303,241
        Commercial Metals Co......................  55,780     2,093,981
                                                           -------------
                                                               6,959,119
                                                           -------------
        OIL & GAS - 9.0%
        AGL Resources, Inc........................ 192,901     6,714,884
        BJ Services Co............................ 188,251     6,903,164
        EOG Resources, Inc........................ 141,800    10,403,866
        Grant Prideco, Inc.*......................  44,310     1,954,957
        Range Resources Corp...................... 296,544     7,810,969
        Ultra Petroleum Corp.*....................  73,200     4,084,560
                                                           -------------
                                                              37,872,400
                                                           -------------
        PAPER & PACKAGING - 1.1%
        Packaging Corp. of America................ 195,492     4,486,541
                                                           -------------
        PARTS & EQUIPMENT - 3.2%
        American Standard Cos., Inc............... 192,273     7,681,306
        Cooper Industries, Ltd. - Class A.........  77,857     5,683,561
                                                           -------------
                                                              13,364,867
                                                           -------------
        REAL ESTATE - 6.8%
        Apartment Investment & Management Co.
          (REIT) - Class A........................ 135,516     5,131,991
        Developers Diversified Realty Corp. (REIT) 107,074     5,034,620
        Equity Residential (REIT).................  55,372     2,166,153
        Healthcare Realty Trust, Inc. (REIT)......  26,357       876,897
        istar Financial, Inc. (REIT).............. 165,323     5,893,765
        Liberty Property Trust (REIT).............  48,927     2,096,522
        Plum Creek Timber Co., Inc. (REIT)........ 154,696     5,576,791
        Prentiss Properties Trust (REIT)..........  45,736     1,860,540
                                                           -------------
                                                              28,637,279
                                                           -------------
        RETAIL - MULTILINE - 3.8%
        Federated Department Stores, Inc..........  64,949     4,308,067
        J.C. Penney Co., Inc...................... 208,288    11,580,813
                                                           -------------
                                                              15,888,880
                                                           -------------
        RETAIL - SPECIALTY - 1.1%
        Ross Stores, Inc.......................... 154,613     4,468,316
                                                           -------------
        SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.6%
        Amphenol Corp. - Class A..................  79,752     3,529,823
        Freescale Semiconductor, Inc.*............  39,126       985,584
        Tessera Technologies, Inc.*...............  83,955     2,170,237
                                                           -------------
                                                               6,685,644
                                                           -------------
        SOFTWARE - 1.3%
        Activision, Inc.*......................... 396,772     5,451,647
                                                           -------------

      -------------------------------------------------------------------
      SECURITY                                  SHARES/PAR     VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      TOBACCO - 1.0%
      Reynolds American, Inc...................      45,217 $  4,310,537
                                                            ------------
      TRANSPORTATION - 1.9%
      Norfolk Southern Corp....................     102,680    4,603,145
      Teekay Shipping Corp.....................      84,076    3,354,632
                                                            ------------
                                                               7,957,777
                                                            ------------
      Total Common Stocks
      (Cost $372,639,942)                                    409,982,032
                                                            ------------

      SHORT-TERM INVESTMENTS - 2.9%
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 12/30/2005 at
        2.800% to be repurchased at
        $12,343,839 on 01/03/06 collateralized
        by $12,775,000 FNMA 3.000% due
        08/15/07 with a value of $12,589,366
        (Cost $12,340,000)..................... $12,340,000   12,340,000
                                                            ------------

      TOTAL INVESTMENTS - 100.1%
      (Cost $384,979,942)                                    422,322,032

      Other Assets and Liabilities (net) - (0.1%)               (212,346)
                                                            ------------

      TOTAL NET ASSETS - 100.0%                             $422,109,686
                                                            ============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

REIT - Real Estate Investment Trust
FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST
HARRIS OAKMARK INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)



       -----------------------------------------------------------------
       SECURITY                                              VALUE
       DESCRIPTION                              SHARES      (NOTE 2)
       -----------------------------------------------------------------

       COMMON STOCKS - 96.3%
       AUSTRALIA - 2.0%
       Australia & New Zealand Banking Group,
         Ltd.................................  1,522,000 $    26,685,705
                                                         ---------------
       FRANCE - 9.7%
       BNP Paribas S.A.(a)...................    226,500      18,334,831
       L'Oreal S.A.(a).......................    205,700      15,277,362
       Neopost S.A.(a).......................    145,000      14,547,562
       Pernod-Ricard S.A.(a).................     46,300       8,082,135
       Publicis Groupe(a)....................    816,000      28,411,646
       Sanofi-Aventis S.A.(a)................    118,035      10,344,494
       Societe Television Francaise 1(a).....    190,000       5,274,390
       Total S.A.(a).........................     32,500       8,181,633
       Vivendi Universal S.A.(a).............    636,600      20,006,623
                                                         ---------------
                                                             128,460,676
                                                         ---------------
       GERMANY - 8.4%
       Bayerische Motoren Werke
         (BMW) AG(a).........................    941,800      41,345,774
       Deutsche Boerse AG(a).................    284,000      29,121,685
       Hannover Rueckversicherung AG(a)......    226,600       8,034,990
       Henkel KGaA...........................    256,000      23,828,522
       Metro AG..............................    195,500       9,440,155
                                                         ---------------
                                                             111,771,126
                                                         ---------------
       HONG KONG - 0.8%
       Giordano International, Ltd.(a)....... 19,555,000      10,957,589
                                                         ---------------
       IRELAND - 2.8%
       Bank of Ireland.......................  2,351,000      37,028,773
                                                         ---------------
       ISRAEL - 0.5%
       Orbotech, Ltd.*.......................    265,000       6,352,050
                                                         ---------------
       ITALY - 3.0%
       Banco Popolare di Verona e Novara
         Scrl(a).............................    672,500      13,607,344
       Bulgari S.p.A.(a).....................    737,000       8,226,075
       UniCredito Italiano S.p.A.(a).........  2,607,000      17,966,462
                                                         ---------------
                                                              39,799,881
                                                         ---------------
       JAPAN - 14.4%
       Daiwa Securities Group, Inc...........  2,022,000      23,201,842
       Honda Motor Co., Ltd..................    410,800      23,820,399
       Kao Corp..............................    295,000       7,887,932
       Meitec Corp.(a).......................    432,800      14,040,141
       NTT DoCoMo, Inc.(a)...................     25,700      39,373,625
       Rohm Co., Ltd.........................    255,000      28,029,059
       Takeda Pharmaceutical Co., Ltd........    628,000      33,914,535
       Uni-Charm Corp.(a)....................    468,000      21,027,240
                                                         ---------------
                                                             191,294,773
                                                         ---------------
       MEXICO - 0.5%
       Grupo Televisa, S.A. (ADR)............     79,000       6,359,500
                                                         ---------------

       -----------------------------------------------------------------
       SECURITY                                              VALUE
       DESCRIPTION                              SHARES      (NOTE 2)
       -----------------------------------------------------------------

       NETHERLANDS - 7.4%
       Akzo Nobel N.V.(a)....................    637,000 $    29,530,576
       Euronext N.V.(a)......................    695,000      36,206,352
       Heineken Holding N.V..................    523,000      15,368,490
       Heineken N.V..........................     64,375       2,040,859
       Koninklijke (Royal) Philips
         Electronics N.V.....................    480,000      14,919,367
                                                         ---------------
                                                              98,065,644
                                                         ---------------
       SINGAPORE - 1.1%
       United Overseas Bank, Ltd.............  1,687,400      14,843,944
       United Overseas Land, Ltd.(a).........    126,040         190,413
                                                         ---------------
                                                              15,034,357
                                                         ---------------
       SOUTH KOREA - 7.3%
       Kookmin Bank..........................    342,800      25,623,079
       KT&G Corp.............................    377,300      16,787,818
       Lotte Chilsung Beverage Co., Ltd......     16,930      16,395,155
       SK Telecom Co., Ltd...................    218,252      38,811,918
                                                         ---------------
                                                              97,617,970
                                                         ---------------
       SPAIN - 0.2%
       Gestevision Telecinco SA(a)...........    112,000       2,826,953
                                                         ---------------
       SWITZERLAND - 14.2%
       Credit Suisse Group...................    543,000      27,660,986
       Givaudan S.A.(a)......................     33,750      22,857,256
       Lonza Group AG(a).....................    339,700      20,772,274
       Nestle S.A............................    119,500      35,658,509
       Novartis AG...........................    641,500      33,664,570
       Swatch Group AG.......................    914,200      27,637,686
       Syngenta AG*..........................    168,300      20,927,481
                                                         ---------------
                                                             189,178,762
                                                         ---------------
       TAIWAN - 1.5%
       Chinatrust Financial Holding Co., Ltd. 25,633,513      20,228,737
                                                         ---------------
       UNITED KINGDOM - 22.5%
       Associated British Ports Holdings Plc.  2,423,000      24,446,676
       BP Plc................................  1,059,000      11,326,251
       British Sky Broadcasting Group Plc....  3,928,600      33,525,808
       Cadbury Schweppes Plc.................  2,540,000      23,971,044
       Diageo Plc............................  2,588,000      37,449,065
       GlaxoSmithKline Plc...................  1,790,000      45,154,612
       Johnston Press Plc....................  1,697,000      13,577,732
       Lloyds TSB Group Plc..................  2,774,200      23,292,720
       Michael Page International Plc........  2,390,000      11,096,249
       Signet Group Plc...................... 17,086,800      31,554,690
       Trinity Mirror Plc....................  2,341,400      23,060,190
       Vodafone Group Plc....................  9,513,000      20,520,510
                                                         ---------------
                                                             298,975,547
                                                         ---------------
       Total Common Stocks
       (Cost $1,052,260,592)                               1,280,638,043
                                                         ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
HARRIS OAKMARK INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


     ----------------------------------------------------------------------
     SECURITY                                      PAR          VALUE
     DESCRIPTION                                  AMOUNT       (NOTE 2)
     ----------------------------------------------------------------------

     SHORT-TERM INVESTMENTS - 16.2%
     State Street Bank & Trust Co.,
       Repurchase Agreement,
       dated 12/30/05 at 2.80% to be
       repurchased at $63,809,846 on
       01/03/06 collateralized by
       62,165,000 FHLB 5.80% due
       09/02/08 with a value of
       $65,066,054.00......................... $ 63,790,000 $   63,790,000
     State Street Navigator Securities Lending
       Prime Portfolio(b).....................  151,154,676    151,154,676
                                                            --------------
     Total Short-Term Investments
     (Cost $214,944,676)                                       214,944,676
                                                            --------------

     TOTAL INVESTMENTS - 112.5%
     (Cost $1,267,205,268)                                   1,495,582,719

     Other Assets and Liabilities (net) - (12.5%)             (166,350,015)
                                                            --------------

     TOTAL NET ASSETS - 100.0%                              $1,329,232,704
                                                            ==============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt
FHLB - Federal Home Loan Bank

                       See notes to financial statements

MET INVESTORS SERIES TRUST
JANUS AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


         -------------------------------------------------------------
         SECURITY                                           VALUE
         DESCRIPTION                            SHARES     (NOTE 2)
         -------------------------------------------------------------

         COMMON STOCKS - 94.3%
         AEROSPACE & DEFENSE - 1.3%
         Boeing Co............................   143,150 $  10,054,856
                                                         -------------
         AIR FREIGHT & LOGISTICS - 1.4%
         United Parcel Service, Inc. - Class B   142,270    10,691,590
                                                         -------------
         AUTOMOBILES - 1.8%
         Harley-Davidson, Inc.................   148,300     7,635,967
         Thor Industries, Inc.(a).............   165,695     6,639,399
                                                         -------------
                                                            14,275,366
                                                         -------------
         COMMERCIAL SERVICES & SUPPLIES - 3.1%
         Ceridian Corp.*......................   225,445     5,602,309
         CoStar Group, Inc.*(a)...............   109,130     4,711,142
         Park24 Co., Ltd......................   219,900     7,798,778
         Stericycle, Inc.*(a).................   104,490     6,152,371
                                                         -------------
                                                            24,264,600
                                                         -------------
         COMMUNICATIONS EQUIPMENT - 1.7%
         Research In Motion, Ltd.*............   207,435    13,692,784
                                                         -------------
         COMPUTERS & PERIPHERALS - 3.7%
         Apple Computer, Inc.*................   120,715     8,678,201
         Hewlett-Packard Co...................   244,395     6,997,029
         Lenovo Group, Ltd.................... 9,406,000     4,347,123
         SanDisk Corp.*.......................   138,630     8,708,737
                                                         -------------
                                                            28,731,090
                                                         -------------
         ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.1%
         Samsung Electronics Co...............    18,250     8,798,402
                                                         -------------
         ENERGY EQUIPMENT & SERVICES - 0.1%
         Reliant Energy, Inc.*................   119,163     1,229,762
                                                         -------------
         ENTERTAINMENT & LEISURE - 0.9%
         Scientific Games Corp. - Class A*(a).   254,850     6,952,308
                                                         -------------
         FINANCIALS-DIVERSIFIED - 6.5%
         American Express Co..................    80,960     4,166,202
         Chicago Mercantile Exchange
           Holdings, Inc......................    13,640     5,012,564
         Citigroup, Inc.......................   191,930     9,314,363
         Deutsche Boerse AG...................    99,985    10,252,576
         MBIA, Inc............................   136,180     8,192,589
         Merrill Lynch & Co., Inc.............    93,040     6,301,599
         UBS AG...............................    80,230     7,633,542
                                                         -------------
                                                            50,873,435
                                                         -------------
         FINANCIAL SERVICES - 3.7%
         Credit Saison Co., Ltd...............   207,900    10,355,774
         Mitsubishi UFJ Securities Co., Ltd...   474,000     5,885,412
         Mizuho Financial Group, Inc..........     1,584    12,517,017
                                                         -------------
                                                            28,758,203
                                                         -------------
         FOOD & DRUG RETAILING - 3.9%
         Sysco Corp...........................   211,440     6,565,212
         Whole Foods Market, Inc..............   308,740    23,893,389
                                                         -------------
                                                            30,458,601
                                                         -------------

          ---------------------------------------------------------------
          SECURITY                                          VALUE
          DESCRIPTION                           SHARES     (NOTE 2)
          ---------------------------------------------------------------

          HEALTH CARE EQUIPMENT & SUPPLIES - 5.3%
          Dade Behring Holdings, Inc........... 176,190 $    7,204,409
          Intuitive Surgical, Inc.*(a).........  91,980     10,786,495
          Medtronic, Inc....................... 156,230      8,994,161
          Varian Medical Systems, Inc.*........ 288,130     14,504,464
                                                        --------------
                                                            41,489,529
                                                        --------------
          HEALTH CARE PROVIDERS & SERVICES - 6.1%
          Coventry Health Care, Inc.*.......... 208,652     11,884,818
          Manor Care, Inc...................... 114,995      4,573,351
          Neurocrine Biosciences, Inc.*(a)..... 225,915     14,171,648
          UnitedHealth Group, Inc.............. 279,820     17,388,015
                                                        --------------
                                                            48,017,832
                                                        --------------
          HOMEBUILDERS - 0.5%
          Pulte Corp...........................  97,870      3,852,163
                                                        --------------
          HOTELS, RESTAURANTS & LEISURE - 1.6%
          Four Seasons Hotels, Inc.(a)......... 260,665     12,968,084
                                                        --------------
          HOUSEHOLD DURABLES - 0.5%
          Harman International Industries, Inc.  41,040      4,015,764
                                                        --------------
          HOUSEHOLD PRODUCTS - 1.7%
          Procter & Gamble Co.................. 140,430      8,128,089
          Reckitt Benckiser Plc................ 165,812      5,465,678
                                                        --------------
                                                            13,593,767
                                                        --------------
          INSURANCE - 0.8%
          American International Group, Inc....  89,295      6,092,598
                                                        --------------
          INTERNET & CATALOG RETAIL - 0.1%
          Blue Nile, Inc.*(a)..................  15,350        618,758
                                                        --------------
          INTERNET SOFTWARE & SERVICES - 6.3%
          eBay, Inc.*.......................... 197,990      8,563,067
          Google, Inc.*........................  21,115      8,759,769
          Juniper Networks, Inc.*.............. 304,450      6,789,235
          Yahoo!, Inc.*........................ 658,115     25,784,946
                                                        --------------
                                                            49,897,017
                                                        --------------
          MEDIA - 0.6%
          Dow Jones & Co., Inc.(a)............. 136,710      4,851,838
                                                        --------------
          OIL & GAS - 2.7%
          Apache Corp.......................... 113,925      7,806,141
          EOG Resources, Inc...................  80,140      5,879,872
          Exxon Mobil Corp..................... 107,355      6,030,130
          Transocean, Inc.*....................  17,500      1,219,575
                                                        --------------
                                                            20,935,718
                                                        --------------
          PHARMACEUTICALS - 16.5%
          Alcon, Inc........................... 105,655     13,692,888
          Alexion Pharmaceuticals, Inc.*(a).... 152,370      3,085,493
          Caremark Rx, Inc.*................... 151,430      7,842,560
          Celgene Corp.*(a).................... 463,750     30,051,000
          Genentech, Inc.*..................... 121,410     11,230,425
          Merck & Co., Inc..................... 325,530     10,355,109
          Roche Holding AG..................... 148,001     22,208,354

                       See notes to financial statements

MET INVESTORS SERIES TRUST
JANUS AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)

         -------------------------------------------------------------
         SECURITY                                           VALUE
         DESCRIPTION                           SHARES      (NOTE 2)
         -------------------------------------------------------------

         PHARMACEUTICALS - CONTINUED
         Sanofi-Synthelabo S.A...............    73,576 $    6,448,142
         Teva Pharmaceutical Industries, Ltd.
           (ADR)(a)..........................   402,995     17,332,815
         United Therapeutics Corp.*(a).......   100,335      6,935,155
                                                        --------------
                                                           129,181,941
                                                        --------------
         RETAIL-MULTILINE - 1.0%
         Nordstrom, Inc......................   209,635      7,840,349
                                                        --------------
         RETAIL-SPECIALTY - 2.3%
         Coach, Inc.*........................   150,190      5,007,335
         Tiffany & Co.(a)....................   227,225      8,700,445
         Urban Outfitters, Inc.*(a)..........   167,330      4,235,122
                                                        --------------
                                                            17,942,902
                                                        --------------
         SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.2%
         Cypress Semiconductor Corp.*(a).....   243,520      3,470,160
         KLA-Tencor Corp.....................   127,600      6,294,508
                                                        --------------
                                                             9,764,668
                                                        --------------
         SOFTWARE - 10.1%
         Adobe Systems, Inc..................   386,220     14,274,691
         Citrix Systems, Inc.*...............   148,695      4,279,442
         Electronic Arts, Inc.*..............   165,500      8,657,305
         EMC Corp.*..........................   527,365      7,182,711
         Mercury Interactive Corp.*(a).......   177,280      4,926,611
         Microsoft Corp......................   383,985     10,041,208
         NAVTEQ Corp.*.......................   233,195     10,230,265
         Oracle Corp.*.......................   508,000      6,202,680
         SAP AG (ADR)........................   295,680     13,326,298
                                                        --------------
                                                            79,121,211
                                                        --------------
         TELECOMMUNICATION SERVICES-DIVERSIFIED - 1.4%
         Cisco Systems, Inc.*................   629,115     10,770,449
                                                        --------------
         TELECOMMUNICATION SERVICES-WIRELESS - 2.4%
         China Mobile (Hong Kong), Ltd....... 1,240,000      5,833,550
         China Mobile (Hong Kong), Ltd.
           (ADR)(a)..........................    21,000        504,840
         Crown Castle International Corp.*...   280,585      7,550,542
         QUALCOMM, Inc.......................   114,025      4,912,197
                                                        --------------
                                                            18,801,129
                                                        --------------

      --------------------------------------------------------------------
      SECURITY                                  SHARES/PAR      VALUE
      DESCRIPTION                                 AMOUNT       (NOTE 2)
      --------------------------------------------------------------------

      TEXTILES, APPAREL & LUXURY GOODS - 2.0%
      NIKE, Inc. - Class B.....................     110,125 $   9,557,749
      Quiksilver, Inc.*(a).....................     455,620     6,305,781
                                                            -------------
                                                               15,863,530
                                                            -------------
      TRANSPORTATION - 1.0%
      C.H. Robinson Worldwide, Inc.............     219,190     8,116,606
                                                            -------------
      U.S. GOVERNMENT AGENCY - 1.0%
      Federal National Mortgage Association....     158,345     7,728,819
                                                            -------------
      Total Common Stocks (Cost $ 618,648,056)                740,245,669
                                                            -------------
      SHORT-TERM INVESTMENTS - 16.8%
      Federal Home Loan Bank Discount Note,
        3.400%, due 01/03/06................... $ 5,400,000     5,398,980
      UBS Finance, Inc.,
        3.750%, due 01/03/06...................  39,400,000    39,391,792
      State Street Navigator Securities Lending
        Prime Portfolio(b).....................  86,643,020    86,643,020
                                                            -------------
      Total Short-Term Investments
      (Cost $ 131,433,792)                                    131,433,792
                                                            -------------

      TOTAL INVESTMENTS - 111.1%
      (Cost $ 750,081,848)                                    871,679,461

      Other Assets and Liabilities (net) - (11.1%)            (87,083,805)
                                                            -------------

      TOTAL NET ASSETS - 100.0%                             $ 784,595,656
                                                            =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LAZARD MID CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


       -----------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                                 SHARES    (NOTE 2)
       -----------------------------------------------------------------

       COMMON STOCKS - 95.5%
       ADVERTISING - 3.2%
       Dex Media, Inc............................. 375,600 $  10,175,004
                                                           -------------
       AIRLINES - 1.2%
       Southwest Airlines Co...................... 235,800     3,874,194
                                                           -------------
       BANKS - 3.6%
       AmSouth Bancorporation..................... 132,700     3,478,067
       City National Corp.........................  44,100     3,194,604
       Hudson City Bancorp, Inc................... 413,600     5,012,832
                                                           -------------
                                                              11,685,503
                                                           -------------
       BEVERAGES - 2.1%
       Pepsi Bottling Group, Inc.................. 231,800     6,631,798
                                                           -------------
       BUILDING MATERIALS - 2.1%
       Louisiana-Pacific Corp..................... 241,500     6,634,005
                                                           -------------
       CHEMICALS - 4.6%
       Cabot Corp................................. 200,900     7,192,220
       Celanese Corp.............................. 230,800     4,412,896
       Rohm and Haas Co...........................  63,600     3,079,512
                                                           -------------
                                                              14,684,628
                                                           -------------
       COMMERCIAL SERVICES & SUPPLIES - 13.9%
       ARAMARK Corp. - Class B.................... 315,900     8,775,702
       CDW Corp...................................  84,200     4,847,394
       DST Systems, Inc.*.........................  65,100     3,900,141
       Expedia, Inc.*............................. 310,600     7,441,976
       GTECH Holdings Corp........................  99,700     3,164,478
       Republic Services, Inc..................... 134,300     5,042,965
       Service Corporation International.......... 667,100     5,456,878
       Temple-Inland, Inc......................... 138,000     6,189,300
                                                           -------------
                                                              44,818,834
                                                           -------------
       COMPUTERS & PERIPHERALS - 2.0%
       Ingram Micro, Inc.*........................ 328,900     6,554,977
                                                           -------------
       CONTAINERS & PACKAGING - 2.8%
       Ball Corp.................................. 137,200     5,449,584
       Pactiv Corp.*.............................. 165,600     3,643,200
                                                           -------------
                                                               9,092,784
                                                           -------------
       ELECTRONICS - 4.7%
       Arrow Electronics, Inc.*................... 153,700     4,923,011
       Flextronics International, Ltd.*........... 156,100     1,629,684
       Solectron Corp.*........................... 585,400     2,142,564
       Vishay Intertechnology, Inc................ 468,400     6,445,184
                                                           -------------
                                                              15,140,443
                                                           -------------
       FINANCIALS - DIVERSIFIED - 2.6%
       Federated Investors, Inc. - Class B........  90,600     3,355,824
       Mellon Financial Corp...................... 148,200     5,075,850
                                                           -------------
                                                               8,431,674
                                                           -------------
       HEALTH CARE EQUIPMENT & SUPPLIES - 2.1%
       Laboratory Corporation of America Holdings* 128,700     6,930,495
                                                           -------------

        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                                SHARES    (NOTE 2)
        ----------------------------------------------------------------

        HEALTH CARE PROVIDERS & SERVICES - 1.8%
        Triad Hospitals, Inc.*.................... 148,900 $   5,841,347
                                                           -------------
        HOTELS, RESTAURANTS & LEISURE - 2.6%
        Brinker International, Inc................  74,900     2,895,634
        Royal Caribbean Cruises, Ltd.............. 121,800     5,488,308
                                                           -------------
                                                               8,383,942
                                                           -------------
        HOUSEHOLD DURABLES - 1.8%
        Stanley Works (The)....................... 121,600     5,841,664
                                                           -------------
        HOUSEHOLD PRODUCTS - 1.9%
        Fortune Brands, Inc.......................  77,900     6,077,758
                                                           -------------
        INSURANCE - 10.2%
        Jefferson-Pilot Corp...................... 119,000     6,774,670
        MGIC Investment Corp......................  72,100     4,745,622
        PartnerRe, Ltd............................  78,100     5,128,827
        Protective Life Corp...................... 191,800     8,395,086
        RenaissanceRe Holdings, Ltd...............  77,000     3,396,470
        Willis Group Holdings, Ltd................ 116,900     4,318,286
                                                           -------------
                                                              32,758,961
                                                           -------------
        MACHINERY - 2.2%
        Dover Corp................................ 178,000     7,207,220
                                                           -------------
        MEDIA - 4.0%
        Belo Corp................................. 252,300     5,401,743
        Westwood One, Inc......................... 461,900     7,528,970
                                                           -------------
                                                              12,930,713
                                                           -------------
        OIL & GAS - 5.9%
        Baker Hughes, Inc.........................  61,300     3,725,814
        BJ Services Co............................  99,600     3,652,332
        GlobalSantaFe Corp........................  78,200     3,765,330
        Williams Companies, Inc................... 333,700     7,731,829
                                                           -------------
                                                              18,875,305
                                                           -------------
        REAL ESTATE - 1.9%
        Health Care Property Investors, Inc.(REIT) 123,100     3,146,436
        Trizec Properties, Inc. (REIT)............ 135,100     3,096,492
                                                           -------------
                                                               6,242,928
                                                           -------------
        RETAIL - MULTILINE - 1.1%
        Sears Holdings Corp.*.....................  29,900     3,454,347
                                                           -------------
        RETAIL - SPECIALTY - 5.4%
        Dollar Tree Stores, Inc.*................. 284,700     6,815,718
        Foot Locker, Inc.......................... 158,300     3,734,297
        Liz Claiborne, Inc........................ 191,000     6,841,620
                                                           -------------
                                                              17,391,635
                                                           -------------
        SOFTWARE - 1.7%
        BEA Systems, Inc.*........................ 575,500     5,409,700
                                                           -------------
        TELECOMMUNICATION SERVICES - DIVERSIFIED - 6.4%
        Alltel Corp...............................  70,000     4,417,000

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LAZARD MID CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                               SHARES/        VALUE
        DESCRIPTION                           PAR AMOUNT     (NOTE 2)
        ----------------------------------------------------------------

        TELECOMMUNICATION SERVICES - DIVERSIFIED - CONTINUED
        Avaya, Inc.*.........................     857,200 $   9,146,324
        Citizens Communications Co...........     580,500     7,099,515
                                                          -------------
                                                             20,662,839
                                                          -------------
        TRANSPORTATION - 3.7%
        Laidlaw International, Inc...........     302,200     7,020,106
        Norfolk Southern Corp................     112,000     5,020,960
                                                          -------------
                                                             12,041,066
                                                          -------------
        Total Common Stocks
        (Cost $302,312,160)                                 307,773,764
                                                          -------------

        SHORT-TERM INVESTMENTS - 5.4%
        Repurchase Agreement, dated 12/30/05
          at 2.800% to be repurchased at
          $17,389,408 on 01/03/06
          collateralized by $17,645,000 FHLMC
          Bond (Cost $17,384,000)............ $17,384,000 $  17,384,000
                                                          -------------

        TOTAL INVESTMENT - 100.9%
        (Cost $ 319,696,160)                                325,157,764

        Other Assets and Liabilities (net) - (0.9%)          (3,057,831)
                                                          -------------

        TOTAL NET ASSETS - 100.0%                         $ 322,099,933
                                                          =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

FHLMC - Federal Home Loan Mortgage Association

REIT - Real Estate Investment Trust

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LEGG MASON VALUE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


           ----------------------------------------------------------
           SECURITY                                          VALUE
           DESCRIPTION                              SHARES  (NOTE 2)
           ----------------------------------------------------------

           COMMON STOCKS - 95.9%
           BUILDING PRODUCTS - 5.0%
           Beazer Homes USA, Inc...................    800 $   58,272
           Centex Corp.............................  1,800    128,682
           Masco Corp..............................  1,250     37,738
           Pulte Homes, Inc........................  3,100    122,016
           Ryland Group, Inc. (The)................    800     57,704
                                                           ----------
                                                              404,412
                                                           ----------
           COMMERCIAL SERVICES & SUPPLIES - 1.7%
           Waste Management, Inc...................  4,400    133,540
                                                           ----------
           COMMUNICATIONS EQUIPMENT - 1.0%
           Cisco Systems, Inc.*....................  4,800     82,176
                                                           ----------
           COMPUTERS & PERIPHERALS - 4.0%
           Dell, Inc.*.............................  2,250     67,478
           Hewlett-Packard Co......................  2,200     62,986
           International Business Machines Corp....  1,175     96,585
           Seagate Technology*.....................  4,900     97,951
                                                           ----------
                                                              325,000
                                                           ----------
           ELECTRIC UTILITIES - 4.0%
           AES Corp.*.............................. 20,325    321,745
                                                           ----------
           FINANCIAL - DIVERSIFIED - 10.3%
           Capital One Financial Corp..............  1,775    153,360
           Citigroup, Inc..........................  4,000    194,120
           Countrywide Financial Corp..............  5,600    191,464
           JPMorgan Chase & Co.....................  7,400    293,706
                                                           ----------
                                                              832,650
                                                           ----------
           HEALTH CARE PROVIDERS & SERVICES - 14.0%
           Aetna, Inc..............................  2,700    254,637
           Health Net, Inc.*.......................  4,000    206,200
           McKesson Corp...........................  4,400    226,996
           UnitedHealth Group, Inc.................  7,125    442,747
                                                           ----------
                                                            1,130,580
                                                           ----------
           HOTELS, RESTAURANTS & LEISURE - 2.2%
           Expedia, Inc.*..........................  7,300    174,908
                                                           ----------
           INDUSTRIAL CONGLOMERATES - 5.1%
           Tyco International, Ltd................. 14,200    409,812
                                                           ----------
           INSURANCE - 3.5%
           MGIC Investment Corp....................  2,000    131,640
           St. Paul Travelers Cos., Inc............  3,300    147,411
                                                           ----------
                                                              279,051
                                                           ----------
           INTERNET & CATALOG RETAIL - 5.4%
           Amazon.com, Inc.*.......................  9,175    432,601
                                                           ----------

           INTERNET SOFTWARE & SERVICES - 12.3%
           eBay, Inc.*.............................  6,150    265,988
           Google, Inc. - Class A*.................    825    342,259

       ------------------------------------------------------------------
       SECURITY                                    SHARES/PAR   VALUE
       DESCRIPTION                                   AMOUNT    (NOTE 2)
       ------------------------------------------------------------------

       INTERNET SOFTWARE & SERVICES - CONTINUED
       IAC/InterActiveCorp*.......................     6,700  $  189,677
       Yahoo!, Inc.*..............................     4,900     191,982
                                                              ----------
                                                                 989,906
                                                              ----------
       LEISURE EQUIPMENT & PRODUCTS - 2.6%
       Eastman Kodak Co...........................     9,100     212,940
                                                              ----------
       MEDIA - 5.5%
       DIRECTV Group, Inc. (The)*.................    11,300     159,556
       Time Warner, Inc...........................     8,300     144,752
       WPP Group Plc..............................    12,700     137,302
                                                              ----------
                                                                 441,610
                                                              ----------
       PHARMACEUTICALS - 1.3%
       Pfizer, Inc................................     4,500     104,940
                                                              ----------
       RETAIL - MULTILINE - 2.6%
       Sears Holdings Corp.*......................     1,800     207,954
                                                              ----------
       RETAIL - SPECIALTY - 2.0%
       Home Depot, Inc. (The).....................     3,950     159,896
                                                              ----------
       SOFTWARE - 4.1%
       Computer Associates International, Inc.....     1,500      42,285
       Electronic Arts, Inc.*.....................     3,200     167,392
       Intuit, Inc.*..............................     2,350     125,255
                                                              ----------
                                                                 334,932
                                                              ----------
       TELECOMMUNICATION SERVICES - DIVERSIFIED - 9.3%
       Qwest Communications International, Inc.*..    44,000     248,600
       Sprint Nextel Corp.........................    21,300     497,568
                                                              ----------
                                                                 746,168
                                                              ----------
       Total Common Stocks (Cost $7,569,845)                   7,724,821
                                                              ----------

       SHORT-TERM INVESTMENT - 12.3%
       State Street Bank & Trust Co., Repurchase
         Agreement, dated 12/30/05, at 1.03% to be
         repurchased at $994,144 on 01/03/06
         collateralized by $1,020,000 FHLB 3.875%
         due 09/14/07 with a value of $1,017,453
         (Cost - $994,000)........................  $994,000  $  994,000
                                                              ----------

       TOTAL INVESTMENTS - 108.2%
       (Cost $8,563,845)                                       8,718,821

       Other Assets and Liabilities (net) - (8.2%)              (660,399)
                                                              ----------

       TOTAL NET ASSETS - 100.0%                              $8,058,422
                                                              ==========

* Non-income producing security.

FHLB - Federal Home Loan Bank

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT AMERICA'S VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


          -----------------------------------------------------------
          SECURITY                                PAR       VALUE
          DESCRIPTION                            AMOUNT    (NOTE 2)
          -----------------------------------------------------------

          DOMESTIC BONDS & DEBT SECURITIES - 24.4%
          AUTO COMPONENTS - 0.5%
          Cooper Standard Automotive
            8.375%, due 12/15/14............... $100,000 $     76,500
          Dana Corp. 5.850%, due 01/15/15......  150,000      107,250
          Hertz Corp.
            8.875%, due 01/01/14 (144A)(a).....  100,000      102,375
          Stanadyne Corp. 10.000%, due 08/15/14   75,000       72,375
                                                         ------------
                                                              358,500
                                                         ------------
          CHEMICALS - 0.6%
          Crompton Corp. 9.875%, due 08/01/12..  125,000      143,281
          Equistar Chemicals LP
            7.550%, due 02/15/26...............  200,000      190,750
          Nalco Co. 8.875%, due 11/15/13.......  100,000      105,250
                                                         ------------
                                                              439,281
                                                         ------------
          COMMERCIAL SERVICES & SUPPLIES - 0.2%
          Iron Mountain, Inc.
            6.625%, due 01/01/16...............  150,000      140,250
                                                         ------------
          CONTAINERS & PACKAGING - 0.6%
          Crown Cork & Seal, Inc.
            7.375%, due 12/15/26...............  150,000      138,000
          Rayovac Corp. 8.500%, due 10/01/13...  150,000      131,625
          Stone Container Finance Co.
            7.375%, due 07/15/14...............  150,000      137,250
                                                         ------------
                                                              406,875
                                                         ------------
          ENERGY EQUIPMENT & SERVICES - 0.4%
          Dynegy Holdings, Inc.
            6.875%, due 04/01/11...............  150,000      148,500
          Hornbeck Offshore Services, Inc.
            6.125%, due 12/01/14...............  150,000      147,000
                                                         ------------
                                                              295,500
                                                         ------------
          FINANCIALS - DIVERSIFIED - 1.0%
          Ford Motor Credit Co.
            7.375%, due 10/28/09...............  300,000      266,278
          General Motors Acceptance Corp.
            7.250%, due 03/02/11...............  525,000      483,050
                                                         ------------
                                                              749,328
                                                         ------------
          FOOD & DRUG RETAILING - 0.6%
          Rite Aid Corp. 8.125%, due 05/01/10..  125,000      127,813
          Stater Brothers Holdings, Inc.
            8.125%, due 06/15/12...............  300,000      298,500
                                                         ------------
                                                              426,313
                                                         ------------
          FOOD PRODUCTS - 0.1%
          Chiquita Brands International, Inc.
            7.500%, due 11/01/14...............  110,000       97,350
                                                         ------------

         --------------------------------------------------------------
         SECURITY                                   PAR       VALUE
         DESCRIPTION                               AMOUNT    (NOTE 2)
         --------------------------------------------------------------

         HEALTH CARE PROVIDERS & SERVICES - 0.8%
         Ameripath, Inc. 10.500%, due 04/01/13... $ 75,000 $     79,875
         DaVita, Inc. 7.250%, due 03/15/15.......  125,000      127,188
         Tenet Healthcare Corp.
           9.875%, due 07/01/14..................  125,000      127,187
          9.250%, due 02/01/15 (144A)(a).........  250,000      249,375
                                                           ------------
                                                                583,625
                                                           ------------
         HOTELS, RESTAURANTS & LEISURE - 1.5%
         Hard Rock Hotel, Inc.
           8.875%, due 06/01/13..................  100,000      108,250
         Hilton Hotels Corp. 3.375%, due 04/15/23  150,000      177,187
         Landry's Restaurants, Inc.
           7.500%, due 12/15/14..................  200,000      188,000
         LCE Holdings, Inc. 9.000%, due 08/01/14.  350,000      355,250
         River Rock Entertainment Authority
           9.750%, due 11/01/11..................   50,000       54,125
         Wynn Las Vegas LLC 6.625%, due
           12/01/14..............................  200,000      195,500
                                                           ------------
                                                              1,078,312
                                                           ------------
         INDUSTRIAL CONGLOMERATES - 0.4%
         Allied Waste North America, Inc.
           6.125%, due 02/15/14..................  200,000      189,500
         Park-Ohio Industries, Inc.
           8.375%, due 11/15/14..................  125,000      110,000
                                                           ------------
                                                                299,500
                                                           ------------
         MEDIA - 0.9%
         Gaylord Entertainment Co.
           8.000%, due 11/15/13..................  175,000      184,187
         Mediacom LLC
           9.500%, due 01/15/13..................  160,000      157,000
          8.500%, due 10/15/15 (144A)(a).........  300,000      279,375
                                                           ------------
                                                                620,562
                                                           ------------
         METALS & MINING - 0.4%
         Allegheny Ludlum Corp.
           6.950%, due 12/15/25..................  120,000      118,200
         Novelis, Inc. 7.250%, due 02/15/15
           (144A)(a).............................  200,000      187,500
                                                           ------------
                                                                305,700
                                                           ------------
         OIL & GAS - 1.8%
         Colorado Interstate Gas Co.
           6.800%, due 11/15/15 (144A)(a)........  200,000      205,355
         El Paso Corp. 7.000%, due 05/15/11......  700,000      698,250
         Foundation Pennsylvania Coal Co.
           7.250%, due 08/01/14..................  100,000      103,875
         Kerr-McGee Corp. 6.950%, due 07/01/24...   50,000       53,284
         Williams Cos., Inc. (The)
           7.875%, due 09/01/21..................  225,000      244,688
                                                           ------------
                                                              1,305,452
                                                           ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT AMERICA'S VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)

        ----------------------------------------------------------------
        SECURITY                                    PAR        VALUE
        DESCRIPTION                                AMOUNT     (NOTE 2)
        ----------------------------------------------------------------

        PAPER & FOREST PRODUCTS - 0.5%
        Bowater, Inc. 6.500%, due 06/15/13...... $  225,000 $    202,500
        Buckeye Technologies, Inc.
          8.000%, due 10/15/10..................    125,000      119,375
                                                            ------------
                                                                 321,875
                                                            ------------
        PHARMACEUTICALS - 0.6%
        Mylan Laboratories, Inc.
          6.375%, due 08/15/15 (144A)(a)........    200,000      201,250
        Warner Chilcott Corp.
          8.750%, due 02/01/15 (144A)(a)........    225,000      208,125
                                                            ------------
                                                                 409,375
                                                            ------------
        REAL ESTATE - 0.4%
        Host Marriott LP, (REIT)
          6.375%, due 03/15/15..................    300,000      300,750
                                                            ------------
        SOFTWARE - 0.3%
        Sungard Data Systems, Inc.
          9.125%, due 08/15/13 (144A)(a)........    175,000      182,000
                                                            ------------
        TELECOMMUNICATION SERVICES - DIVERSIFIED - 2.5%
        Cincinnati Bell, Inc. 7.000%, due
          02/15/15..............................    600,000      591,000
        Lucent Technologies, Inc. 6.500%, due
          01/15/28..............................    150,000      126,750
        Qwest Capital Funding, Inc.
          7.900%, due 08/15/10..................    600,000      624,000
        Qwest Communications International, Inc.
          3.500%, due 11/15/25..................    175,000      203,656
        Syniverse Technologies, Inc.
          7.750%, due 08/15/13..................    250,000      253,125
                                                            ------------
                                                               1,798,531
                                                            ------------
        TEXTILES, APPAREL & LUXURY GOODS - 0.4%
        Elizabeth Arden, Inc. 7.750%, due
          01/15/14..............................    200,000      203,000
        Invista, Inc. 9.250%, due 05/01/12
          (144A)(a).............................    100,000      107,250
                                                            ------------
                                                                 310,250
                                                            ------------
        U.S. GOVERNMENT & AGENCY OBLIGATIONS - 9.9%
        Federal Home Loan Mortgage Corp.
          5.750%, due 04/15/08..................  2,000,000    2,044,152
        Federal National Mortgage Association
          6.000%, due 02/01/34..................  1,186,553    1,199,312
         6.000%, due 08/01/34...................    336,990      340,614
         5.500%, due 11/01/34...................    397,019      393,636
         6.000%, due 02/01/35...................    443,746      448,081
         6.500%, due 07/01/35...................    477,742      490,270
         6.000%, due 12/01/35...................    500,000      504,895
        U.S. Treasury Note 5.000%, due
          02/15/11..............................  1,700,000    1,751,466
                                                            ------------
                                                               7,172,426
                                                            ------------
        Total Domestic Bonds & Debt Securities
        (Cost $17,680,954)                                    17,601,755
                                                            ------------

       -----------------------------------------------------------------
       SECURITY                                  SHARES/PAR    VALUE
       DESCRIPTION                                 AMOUNT     (NOTE 2)
       -----------------------------------------------------------------

       CONVERTIBLE BONDS - 3.1%
       AEROSPACE & DEFENSE - 0.2%
       Armor Holdings, Inc.,
         2.000%/ 2.000%, due 11/01/24(b)........  $150,000  $    149,063
                                                            ------------
       BIOTECHNOLOGY - 0.2%
       Fisher Scientific International, Inc.
         2.500%, due 10/01/23...................   100,000       139,750
                                                            ------------
       COMMERCIAL SERVICES & SUPPLIES - 0.3%
       DST Sys, Inc.
         4.125%, due 08/15/23...................   150,000       199,500
                                                            ------------
       COMPUTERS & PERIPHERALS - 0.1%
       EMC Corp. 4.500%, due 04/01/07...........   100,000       104,500
                                                            ------------
       ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.3%
       EDO Corp. 4.000%, due 11/15/25...........   200,000       203,750
                                                            ------------
       HOTELS, RESTAURANTS & LEISURE - 0.2%
       International Game Technology
         0.857%, due 01/29/33+..................   200,000       134,250
                                                            ------------
       MACHINERY - 0.3%
       AGCO Corp. 1.750%, due 12/31/33..........   200,000       188,250
                                                            ------------
       MEDIA - 0.1%
       Liberty Media Corp.
         3.250%, due 03/15/31...................   125,000        94,844
                                                            ------------
       METALS & MINING - 0.2%
       Placer Dome, Inc. 2.750%, due
         10/15/23...............................   150,000       185,437
                                                            ------------
       OIL & GAS - 0.4%
       Hanover Compressor Co.
         4.750%, due 01/15/14...................   250,000       286,250
                                                            ------------
       PHARMACEUTICALS - 0.3%
       MGI Pharma, Inc.,
         1.682%/ 0.000%, due 03/02/24(b)........   200,000       123,500
       Watson Pharmaceuticals, Inc.
         1.750%, due 03/15/23...................    75,000        71,812
                                                            ------------
                                                                 195,312
                                                            ------------
       ROAD & RAIL - 0.4%
       CSX Corp. 0.507%, due 10/30/21+..........   300,000       288,000
                                                            ------------
       SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.1%
       Cypress Semiconductor Corp.
         1.250%, due 06/15/08...................    45,000        51,187
       LSI Logic Corp. 4.000%, due 05/15/10.....    50,000        48,188
                                                            ------------
                                                                  99,375
                                                            ------------
       Total Convertible Bonds (Cost $2,305,818)               2,268,281
                                                            ------------

       COMMON STOCKS - 67.8%
       AUTO COMPONENTS - 0.8%
       Dana Corp................................    82,100       589,478
                                                            ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT AMERICA'S VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)

           ------------------------------------------------------------
           SECURITY                                        VALUE
           DESCRIPTION                          SHARES    (NOTE 2)
           ------------------------------------------------------------

           CHEMICALS - 8.0%
           Chemtura Corp.......................  76,800 $    975,360
           Dow Chemical Co.....................  28,500    1,248,870
           Eastman Chemical Co.................  32,500    1,676,675
           Monsanto Co.........................  16,700    1,294,751
           Mosaic Co.*.........................  41,200      602,756
                                                        ------------
                                                           5,798,412
                                                        ------------
           COMMERCIAL SERVICES & SUPPLIES - 4.0%
           R.R. Donnelley & Son Co.............  42,200    1,443,662
           The ServiceMaster Co................ 118,900    1,420,855
                                                        ------------
                                                           2,864,517
                                                        ------------
           COMMUNICATIONS EQUIPMENT - 0.7%
           Avaya, Inc.*........................  46,621      497,446
                                                        ------------
           CONTAINERS & PACKAGING - 1.0%
           Ball Corp...........................  17,800      707,016
                                                        ------------
           ENERGY EQUIPMENT & SERVICES - 3.1%
           GlobalSantaFe Corp..................  18,300      881,145
           Halliburton Co......................  21,800    1,350,728
                                                        ------------
                                                           2,231,873
                                                        ------------
           FOOD & DRUG RETAILING - 3.7%
           H.J. Heinz Co.......................  44,000    1,483,680
           Kellogg Co..........................  28,300    1,223,126
                                                        ------------
                                                           2,706,806
                                                        ------------
           HOTELS, RESTAURANTS & LEISURE - 1.1%
           McDonald's Corp.....................  24,000      809,280
                                                        ------------
           HOUSEHOLD DURABLES - 5.9%
           Newell Rubbermaid, Inc..............  60,100    1,429,178
           Snap-On, Inc........................  31,000    1,164,360
           Tupperware Corp.....................  72,800    1,630,720
                                                        ------------
                                                           4,224,258
                                                        ------------
           INDUSTRIAL CONGLOMERATES - 1.0%
           Hubbell, Inc. - Class B.............  15,400      694,848
                                                        ------------
           INSURANCE - 5.8%
           ACE, Ltd............................  20,000    1,068,800
           Allstate Corp. (The)................   4,400      237,908
           Max Re Capital, Ltd.................   5,100      132,447
           PartnerRe, Ltd......................  11,000      722,370
           SAFECO Corp.........................  14,000      791,000
           XL Capital, Ltd. - Class A..........  18,400    1,239,792
                                                        ------------
                                                           4,192,317
                                                        ------------
           MACHINERY - 3.6%
           CNH Global N.V......................   5,200       96,408
           Cummins, Inc........................   9,100      816,543
           Ingersoll-Rand Co. - Class A........  17,400      702,438
           Timken Co...........................  30,100      963,802
                                                        ------------
                                                           2,579,191
                                                        ------------
           MEDIA - 2.0%
           Clear Channel Communications, Inc...  45,500    1,430,975
                                                        ------------

        ---------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                                 SHARES   (NOTE 2)
        ---------------------------------------------------------------

        METALS & MINING - 0.2%
        Metal Management, Inc......................  4,800 $    111,648
                                                           ------------
        OIL & GAS - 4.4%
        ChevronTexaco Corp......................... 21,800    1,237,586
        EOG Resources, Inc.........................  7,100      520,927
        NiSource, Inc.............................. 69,500    1,449,770
                                                           ------------
                                                              3,208,283
                                                           ------------
        PAPER & FOREST PRODUCTS - 3.0%
        Bowater, Inc............................... 28,600      878,592
        MeadWestvaco Corp.......................... 47,200    1,323,016
                                                           ------------
                                                              2,201,608
                                                           ------------
        PHARMACEUTICALS - 2.6%
        Bristol-Myers Squibb Co.................... 65,400    1,502,892
        Mylan Laboratories, Inc.................... 17,950      358,282
                                                           ------------
                                                              1,861,174
                                                           ------------
        REAL ESTATE - 1.8%
        Health Care Property Investors, Inc. (REIT) 31,700      810,252
        Healthcare Realty Trust, Inc. (REIT)....... 15,300      509,031
                                                           ------------
                                                              1,319,283
                                                           ------------
        RETAIL - MULTILINE - 0.9%
        Federated Department Stores, Inc...........  9,835      652,356
                                                           ------------
        RETAIL - SPECIALTY - 1.5%
        Foot Locker, Inc........................... 21,100      497,749
        OfficeMax, Inc............................. 23,100      585,816
                                                           ------------
                                                              1,083,565
                                                           ------------
        TELECOMMUNICATION SERVICES - DIVERSIFIED - 4.9%
        AT&T, Inc.................................. 69,400    1,699,606
        PanAmSat Holding Corp...................... 74,300    1,820,350
                                                           ------------
                                                              3,519,956
                                                           ------------
        TRADING COMPANIES & DISTRIBUTORS - 1.6%
        Genuine Parts Co........................... 25,800    1,133,136
                                                           ------------
        UTILITIES - 6.2%
        Ameren Corp................................ 29,100    1,491,084
        Northeast Utilities........................ 78,900    1,553,541
        Puget Energy, Inc.......................... 70,100    1,431,442
                                                           ------------
                                                              4,476,067
                                                           ------------
        Total Common Stocks
        (Cost $45,435,401)                                   48,893,493
                                                           ------------
        PREFERRED STOCK - 2.5%
        ELECTRICAL EQUIPMENT - 0.6%
        CMS Energy Corp. 4.500%, due 12/31/49......  5,000      395,625
                                                           ------------
        FOOD RETAILERS - 0.1%
        Albertson's, Inc. 7.250%, due 05/16/07.....  3,500       78,925
                                                           ------------
        INSURANCE - 0.8%
        Chubb Corp. 7.000%, due 08/16/06...........  4,000      140,720

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT AMERICA'S VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)

      -------------------------------------------------------------------
      SECURITY                                     SHARES/      VALUE
      DESCRIPTION                                 PAR AMOUNT   (NOTE 2)
      -------------------------------------------------------------------

      INSURANCE - CONTINUED
      Fortis Insurance 7.750%, due
        01/26/06.................................        150 $   180,938
      XL Capital, Ltd. 6.500%, due 05/15/07......     12,000     268,080
                                                             -----------
                                                                 589,738
                                                             -----------
      MEDIA - 0.5%
      Enimis Communications Corp. 6.25%,
        due 12/31/49.............................      3,000     128,643
      Interpublic Group of Co., Inc. 5.375%,
        due 12/15/06.............................      6,000     222,060
                                                             -----------
                                                                 350,703
                                                             -----------
      OIL & GAS - 0.5%
      El Paso Corp. 4.990%,
        due 12/31/49 (144A)(a)...................        240     263,310
      FPL Group, Inc. 8.000%, due 02/16/06.......      1,500      92,955
                                                             -----------
                                                                 356,265
                                                             -----------
      Total Preferred Stock
      (Cost $1,683,277)                                        1,771,256
                                                             -----------

      SHORT-TERM INVESTMENTS - 2.6%
      State Street & Trust Co., Repurchase
        Agreement, dated 12/30/05 at 2.00% to
        be repurchased at $1,868,415 on
        01/03/06 collateralized by $1,915,000
        FHLB 3.875% due 09/14/07 with a
        value of $1,910,218 (Cost
        $1,868,000).............................. $1,868,000 $ 1,868,000
                                                             -----------

      TOTAL INVESTMENTS - 100.4%
      (Cost $68,973,450)                                      72,402,785

      Other Assets and Liabilities (net) - (0.4%)               (287,148)
                                                             -----------

      TOTAL NET ASSETS - 100.0%                              $72,115,637
                                                             ===========

PORTFOLIO FOOTNOTES:

* Non-income producing security.

+ Zero coupon bond- Interest rate represents current yield to maturity.

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(b) Security is a "step-down" bond where coupon decreases or steps down at a predetermined date. Rates shown are current coupon and next coupon rate when security steps down.

REIT - Real Estate Investment Trust
FHLMC - Federal Home Loan Mortgage Corporation



                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)

       ------------------------------------------------------------------
       SECURITY                                 PAR           VALUE
       DESCRIPTION                             AMOUNT        (NOTE 2)
       ------------------------------------------------------------------

       DOMESTIC BONDS & DEBT SECURITIES - 76.3%
       AEROSPACE & DEFENSE - 1.5%
       Armor Holdings, Inc.
         8.250%, due 08/15/13.............. $   2,000,000 $     2,160,000
       DRS Technologies, Inc. 6.875%,
         due 11/01/13(b)...................     6,000,000       5,767,500
       Esterline Technologies Corp. 7.750%,
         due 06/15/13......................     3,000,000       3,150,000
       L-3 Communications Corp.
         6.125%, due 01/15/14..............     6,000,000       5,970,000
        6.375%, due 10/15/15
          (144A)(a)........................     2,725,000       2,731,813
        3.000%, due 08/01/35...............     3,500,000       3,478,125
                                                          ---------------
                                                               23,257,438
                                                          ---------------
       AUTO COMPONENTS - 1.2%
       Accuride Corp. 8.500%,
         due 02/01/15(b)...................     1,500,000       1,485,000
       Cooper Standard Automotive, Inc.
         8.375%, due 12/15/14(b)...........     4,000,000       3,060,000
       Cummins, Inc. 9.500%,
         due 12/01/10(b)...................     2,500,000       2,712,500
       Stanadyne Corp. 10.000%, due
         08/15/14..........................     2,000,000       1,930,000
       Stanadyne Holdings, Inc. 0.000%/
         12.000%, due 02/15/15++...........     2,750,000       1,402,500
       Tenneco Automotive, Inc. 8.625%,
         due 11/15/14(b)...................     3,375,000       3,206,250
       United Rentals North America, Inc.
         7.750%, due 11/15/13(b)...........     5,500,000       5,390,000
                                                          ---------------
                                                               19,186,250
                                                          ---------------
       AUTOMOTIVE LOANS - 1.8%
       Ford Motor Credit Co.
         7.375%, due 10/28/09(b)...........     8,500,000       7,544,541
        7.250%, due 10/25/11...............     3,000,000       2,594,499
       General Motors Acceptance Corp.
         7.250%, due 03/02/11..............    18,000,000      16,561,728
        6.750%, due 12/01/14(b)............     2,350,000       2,117,514
                                                          ---------------
                                                               28,818,282
                                                          ---------------
       AUTOMOBILES - 0.4%
       Hertz Corp. 8.875%,
         due 01/01/14 (144A)(a)............     3,675,000       3,762,281
       Williams Scotsman, Inc. 8.500%,
         due 10/01/15......................     1,950,000       2,028,000
                                                          ---------------
                                                                5,790,281
                                                          ---------------
       BUILDING PRODUCTS - 0.5%
       Ainsworth Lumber Co., Ltd. 7.250%,
         due 10/01/12(b)...................     6,500,000       5,882,500
       Builders Firstsource, Inc. 8.590%,
         due 02/15/12@.....................     2,600,000       2,658,500
                                                          ---------------
                                                                8,541,000
                                                          ---------------

     ----------------------------------------------------------------------
     SECURITY                                     PAR           VALUE
     DESCRIPTION                                 AMOUNT        (NOTE 2)
     ----------------------------------------------------------------------

     CAPITAL GOODS - DIVERSIFIED - 0.4%
     J.B. Poindexter & Co. 8.750%,
       due 03/15/14.......................... $   2,825,000 $     2,401,250
     Tyco International Group S.A., -
       Series A, Convertible 2.750%,
       due 01/15/18..........................     3,375,000       4,290,469
                                                            ---------------
                                                                  6,691,719
                                                            ---------------
     CHEMICALS - 3.0%
     Crompton Corp. 9.875%,
       due 08/01/12(b).......................     5,000,000       5,731,250
     Equistar Chemicals LP 7.550%,
       due 02/15/26(b).......................     7,115,000       6,785,931
     Hercules, Inc. 6.750%,
       due 10/15/29..........................     5,000,000       4,837,500
     Huntsman LLC 11.500%,
       due 07/15/12..........................     1,320,000       1,501,500
     IMC Global, Inc. 7.300%,
       due 01/15/28..........................       550,000         550,000
     IMC Global, Inc., - Series B 11.250%,
       due 06/01/11..........................     4,000,000       4,320,000
     Lyondell Chemical Co., - Series A
       9.625%, due 05/01/07..................     1,500,000       1,573,125
     Nalco Co. 8.875%,
       due 11/15/13(b).......................     5,500,000       5,788,750
     Nova Chemicals Corp. 6.500%,
       due 01/15/12(b).......................     3,500,000       3,408,125
     PQ Corp. 7.500%, due 02/15/13
       (144A)(a).............................     2,000,000       1,870,000
     Rhodia 8.875%, due 06/01/11(b)..........     4,000,000       4,120,000
     Rockwood Specialties Group, Inc.
       7.500%, due 11/15/14..................     4,500,000       4,505,625
     Terra Capital, Inc. 11.500%,
       due 06/01/10..........................     1,950,000       2,184,000
                                                            ---------------
                                                                 47,175,806
                                                            ---------------
     COMMERCIAL SERVICES & SUPPLIES - 0.8%
     Iron Mountain, Inc.
       8.625%, due 04/01/13..................     3,000,000       3,142,500
      7.750%, due 01/15/15(b)................     9,000,000       9,112,500
                                                            ---------------
                                                                 12,255,000
                                                            ---------------
     COMMUNICATIONS EQUIPMENT - 0.5%
     Lucent Technologies, Inc. 6.450%,
       due 03/15/29..........................     4,000,000       3,450,000
     Qwest Corp. 7.875%,
       due 09/01/11(b).......................     2,000,000       2,165,000
     Ubiquitel Operating Co. 9.875%,
       due 03/01/11..........................     2,650,000       2,948,125
                                                            ---------------
                                                                  8,563,125
                                                            ---------------

     COMPUTER SOFTWARE & PROCESSING - 0.4%
     Electronic Data Systems Corp. - Series B
       6.500%, due 08/01/13..................     5,000,000       5,146,210

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)

      -------------------------------------------------------------------
      SECURITY                                  PAR           VALUE
      DESCRIPTION                              AMOUNT        (NOTE 2)
      -------------------------------------------------------------------

      COMPUTER SOFTWARE & PROCESSING - CONTINUED
      Unisys Corp. 8.000%,
        due 10/15/12....................... $   1,200,000 $     1,116,000
                                                          ---------------
                                                                6,262,210
                                                          ---------------
      CONSUMER PRODUCTS - 0.4%
      Rayovac Corp. 8.500%,
        due 10/01/13.......................     7,500,000       6,581,250
                                                          ---------------
      CONTAINERS & PACKAGING - 1.6%
      Crown Cork & Seal, Inc. 7.375%,
        due 12/15/26(b)....................    10,000,000       9,200,000
      Owens Brockway Glass Container, Inc.
       8.875%, due 02/15/09................     3,000,000       3,146,250
       7.750%, due 05/15/11(b).............     5,500,000       5,768,125
      Owens-Illinois, Inc. 7.500%,
        due 05/15/10(b)....................     6,000,000       6,120,000
      Stone Container Finance 7.375%,
        due 07/15/14(b)....................     2,000,000       1,830,000
                                                          ---------------
                                                               26,064,375
                                                          ---------------
      ELECTRIC SERVICES - 2.0%
      Duke Energy Co. 5.375%,
        due 01/01/09.......................     6,500,000       6,550,362
      Midwest Generation LLC 8.750%,
        due 05/01/34(b)....................     5,000,000       5,531,250
      Mission Energy Holding Co. 13.500%,
        due 07/15/08.......................     2,000,000       2,330,000
      Pacific Gas & Electric 4.800%,
        due 03/01/14.......................     2,500,000       2,440,375
      PSE&G Energy Holdings, Inc. 8.500%,
        due 06/15/11(b)....................     5,500,000       5,912,500
      Texas Genco LLC 6.875%,
        due 12/15/14 (144A)(a).............     4,000,000       4,350,000
      Virginia Electric & Power Co. 4.500%,
        due 12/15/10.......................     5,000,000       4,880,425
                                                          ---------------
                                                               31,994,912
                                                          ---------------
      ELECTRIC UTILITIES - 0.8%
      Nevada Power Co. 5.875%,
        due 01/15/15.......................     3,500,000       3,490,627
      NRG Energy, Inc. 8.000%,
        due 12/15/13.......................     4,131,000       4,626,720
      Reliant Energy, Inc. 6.750%,
        due 12/15/14(b)....................     5,400,000       4,738,500
                                                          ---------------
                                                               12,855,847
                                                          ---------------
      ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.1%
      Communications & Power Industries,
        Inc. 8.000%, due 02/01/12..........     1,600,000       1,604,000
                                                          ---------------
      ENERGY EQUIPMENT & SERVICES - 0.6%
      Mirant North America LLC 7.375%,
        due 12/31/13 (144A)(a).............     2,550,000       2,591,438

       -----------------------------------------------------------------
       SECURITY                                PAR           VALUE
       DESCRIPTION                            AMOUNT        (NOTE 2)
       -----------------------------------------------------------------

       ENERGY EQUIPMENT & SERVICES - CONTINUED
       PPL Corp. 6.400%, due 11/01/11..... $   2,000,000 $     2,110,634
       Reliant Resources, Inc. 9.500%,
         due 07/15/13(b)..................     5,500,000       5,541,250
                                                         ---------------
                                                              10,243,322
                                                         ---------------
       ENTERTAINMENT & LEISURE - 0.2%
       Loews Cineplex Entertainment
         Acquisition Corp. 9.000%,
         due 08/01/14.....................     2,500,000       2,537,500
                                                         ---------------
       ENVIRONMENTAL SERVICES - 1.0%
       Allied Waste North America, Inc.
        5.750%, due 02/15/11..............     4,000,000       3,810,000
        7.875%, due 04/15/13(b)...........     5,000,000       5,187,500
        7.250%, due 03/15/15(b)...........     7,000,000       7,105,000
                                                         ---------------
                                                              16,102,500
                                                         ---------------
       FINANCIAL SERVICES - 0.1%
       JSG Funding 9.625%,
         due 10/01/12.....................     1,850,000       1,859,250
                                                         ---------------
       FOOD PRODUCTS - 0.9%
       Chiquita Brands International, Inc.
         7.500%, due 11/01/14(b)..........     4,150,000       3,672,750
       Dole Food Co., Inc. 8.750%,
         due 07/15/13.....................     5,000,000       5,175,000
       Land O Lakes, Inc. 9.000%,
         due 12/15/10.....................     1,900,000       2,071,000
       Le-Natures, Inc. 10.000%,
         due 06/15/13 (144A)(a)...........     1,825,000       1,925,375
       Pinnacle Foods Holding Corp.
         8.250%, due 12/01/13(b)..........     1,750,000       1,675,625
                                                         ---------------
                                                              14,519,750
                                                         ---------------
       FOOD RETAILERS - 1.2%
       Couch-Tard US LP 7.500%,
         due 12/15/13.....................     2,725,000       2,820,375
       Dominos, Inc. 8.250%,
         due 07/01/11.....................     4,183,000       4,392,150
       Ingles Markets, Inc. 8.875%,
         due 12/01/11.....................     5,000,000       5,200,000
       Stater Brothers Holdings, Inc.
         8.125%, due 06/15/12(b)..........     7,000,000       6,965,000
                                                         ---------------
                                                              19,377,525
                                                         ---------------
       HEALTH CARE EQUIPMENT & SUPPLIES - 1.7%
       Alliance Imaging 7.250%,
         due 12/15/12.....................     3,500,000       2,931,250
       CDRV Investors, Inc. 0.000%/
         9.625%, due 01/01/15++...........     2,575,000       1,590,062
       Fresenius Med Cap Trust II 7.875%,
         due 02/01/08.....................     1,050,000       1,084,125
       Hanger Orthopedic Group, Inc.
         10.375%, due 02/15/09(b).........     5,000,000       5,025,000

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)

        ----------------------------------------------------------------
        SECURITY                               PAR           VALUE
        DESCRIPTION                           AMOUNT        (NOTE 2)
        ----------------------------------------------------------------

        HEALTH CARE EQUIPMENT & SUPPLIES - CONTINUED
        Tenet Healthcare Corp.
         7.375%, due 02/01/13............. $   7,000,000 $     6,492,500
         9.875%, due 07/01/14(b)..........     3,000,000       3,052,500
         9.250%, due 02/01/15
           (144A)(a)......................     3,500,000       3,491,250
        Vanguard Health Holding Co. II
          9.000%, due 10/01/14............     4,000,000       4,270,000
                                                         ---------------
                                                              27,936,687
                                                         ---------------
        HEALTH CARE PROVIDERS & SERVICES - 1.9%
        Ameripath, Inc. 10.500%,
          due 04/01/13....................     5,000,000       5,325,000
        Bio-Rad Laboratories, Inc. 6.125%,
          due 12/15/14....................     3,000,000       2,977,500
        DaVita, Inc. 7.250%,
          due 03/15/15(b).................     5,000,000       5,087,500
        HCA, Inc. 6.375%,
          due 01/15/15(b).................     5,500,000       5,587,087
        HealthSouth Corp. 8.375%,
          due 10/01/11....................     1,550,000       1,584,875
        National Mentor, Inc. 9.625%,
          due 12/01/12....................     2,000,000       2,100,000
        National Nephrology Associations,
          Inc. 9.000%, due 11/01/11
          (144A)(a).......................     1,500,000       1,668,750
        PacifiCare Health Systems, Inc.
          10.750%, due 06/01/09...........     1,950,000       2,091,375
        Triad Hospitals, Inc. 7.000%,
          due 11/15/13(b).................     1,700,000       1,712,750
        UnitedHealth Group, Inc. 4.875%,
          due 04/01/13(b).................     3,000,000       2,985,762
                                                         ---------------
                                                              31,120,599
                                                         ---------------
        HOMEBUILDERS - 0.4%
        Beazer Homes USA, Inc. 6.500%, due
          11/15/13(b).....................     5,000,000       4,781,250
        William Lyon Homes, Inc. 10.750%,
          due 04/01/13....................     1,150,000       1,193,125
                                                         ---------------
                                                               5,974,375
                                                         ---------------
        HOTELS, RESTAURANTS & LEISURE - 6.5%
        Boyd Gaming Corp. 8.750%,
          due 04/15/12(b).................     2,625,000       2,828,437
        Dennys Holdings, Inc. 10.000%,
          due 10/01/12(b).................     5,000,000       5,100,000
        Friendly Ice Cream Corp. 8.375%,
          due 06/15/12(b).................     3,100,000       2,774,500
        Gaylord Entertainment Co.
          8.000%, due 11/15/13............     7,500,000       7,893,750
         6.750%, due 11/15/14.............     5,000,000       4,925,000
        Hard Rock Hotel, Inc. 8.875%,
          due 06/01/13(b).................     6,000,000       6,495,000

       ------------------------------------------------------------------
       SECURITY                                   PAR          VALUE
       DESCRIPTION                               AMOUNT       (NOTE 2)
       ------------------------------------------------------------------

       HOTELS, RESTAURANTS & LEISURE - CONTINUED
       Harrah's Operation Co., Inc.
         7.500%, due 01/15/09................ $   1,700,000 $   1,801,798
        5.375%, due 12/15/13(b)..............     2,000,000     1,954,648
       Host Marriott LP (REIT)
         7.000%, due 08/15/12................     6,150,000     6,334,500
        6.375%, due 03/15/15(b)..............     3,000,000     3,007,500
       Host Marriott LP (REIT), - Series G
         9.250%, due 10/01/07................     2,250,000     2,385,000
       Isle of Capri Casinos, Inc.
         9.000%, due 03/15/12................     3,000,000     3,187,500
        7.000%, due 03/01/14.................     8,000,000     7,840,000
       Landrys Restaurants, Inc. 7.500%,
         due 12/15/14(b).....................     4,500,000     4,230,000
       Las Vegas Sands Corp. 6.375%,
         due 02/15/15........................     6,000,000     5,805,000
       Mandalay Resort Group 9.375%,
         due 02/15/10(b).....................     2,000,000     2,200,000
       MGM Mirage, Inc. 6.750%,
         due 09/01/12(b).....................     8,000,000     8,150,000
       O' Charleys, Inc. 9.000%,
         due 11/01/13(b).....................     1,100,000     1,122,000
       Park Place Entertainment Corp.
         9.375%, due 02/15/07................     1,750,000     1,826,562
       Premier Entertainment Biloxi LLC
         10.750%, due 02/01/12...............     3,975,000     3,855,750
       River Rock Entertainment Authority
         9.750%, due 11/01/11................     4,800,000     5,196,000
       Scientific Games Corp. 6.250%,
         due 12/15/12(b).....................     1,750,000     1,730,313
       Station Casinos, Inc. 6.500%,
         due 02/01/14(b).....................     5,500,000     5,582,500
       Turning Stone Casino Resort Enterprise
         9.125%, due 12/15/10
         (144A)(a)...........................     2,500,000     2,587,500
       Wynn Las Vegas LLC 6.625%,
         due 12/01/14(b).....................     5,000,000     4,887,500
                                                            -------------
                                                              103,700,758
                                                            -------------
       HOUSEHOLD DURABLES - 0.3%
       Standard Pacific Corp. 7.000%,
         due 08/15/15........................     5,000,000     4,637,500
                                                            -------------
       INDUSTRIALS - 0.6%
       Navistar International Corp. 7.500%,
         due 06/15/11(b).....................     7,500,000     7,181,250
       Park Ohio Industries, Inc. 8.375%,
         due 11/15/14........................     2,500,000     2,200,000
                                                            -------------
                                                                9,381,250
                                                            -------------
       MACHINERY - 0.8%
       Dresser-Rand Group, Inc. 7.625%, due
         11/01/14 (144A)(a)..................     4,000,000     4,140,000

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)

      ----------------------------------------------------------------------
      SECURITY                                    PAR             VALUE
      DESCRIPTION                                AMOUNT          (NOTE 2)
      ----------------------------------------------------------------------

      MACHINERY - 0.8%
      Gardner Denver, Inc. 8.000%,
        due 05/01/13......................... $   3,500,000    $   3,692,500
      JLG Industries, Inc. 8.250%,
        due 05/01/08.........................     2,150,000        2,262,875
      Manitowoc Co., Inc. 7.125%,
        due 11/01/13.........................     2,500,000        2,581,250
                                                               -------------
                                                                  12,676,625
                                                               -------------
      MANUFACTURING - 0.2%
      Clarke American Corp. 11.750%,
        due 12/15/13 (144A)(a)...............     2,500,000        2,512,500
                                                               -------------
      MEDIA - 5.1%
      Allbritton Communications Co. 7.750%,
        due 12/15/12(b)......................     7,500,000        7,575,000
      AMC Entertainment, Inc. 8.000%,
        due 03/01/14(b)......................     8,000,000        7,280,000
      Carmike Cinemas, Inc. 7.500%,
        due 02/15/14(b)......................     1,700,000        1,600,125
      CCH I LLC 11.000%, due 10/01/15
        (144A)(a)............................    10,000,000        8,450,000
      Century Communications Corp., -
        Class A 9.500%,
        due 12/15/07(b)(c)...................     1,850,000        1,794,500
      Charter Communications 10.250%,
        due 09/15/10.........................     4,000,000        4,000,000
      Cinemark USA, Inc. 9.000%,
        due 02/01/13.........................     1,750,000        1,859,375
      DirecTV Holdings LLC
        8.375%, due 03/15/13(b)..............     1,625,000        1,755,000
       6.375%, due 06/15/15..................    10,000,000        9,825,000
      EchoStar DBS Corp. 6.375%,
        due 10/01/11(b)......................     6,000,000        5,805,000
      FrontierVision Operating Partners LP, -
        Series B 11.875%,
        due 09/15/07(b)(c)...................     1,000,000        1,056,250
      Globo Comunicacoes Participacao
        7.375%/ 8.375%,
        due 10/20/11 (144A)++(a).............       463,523          462,364
      Insight Communications Co., Inc.
        0.000%/ 12.250%,
        due 02/15/11++.......................     2,150,000        2,257,500
      Interpublic Group of Cos., Inc. 6.250%,
        due 11/15/14.........................     2,485,000        2,149,525
      Lin Television Corp. 6.500%,
        due 05/15/13(b)......................     2,000,000        1,927,500
      Mediacom Broadband LLC/Corp.
        8.500%, due 10/15/15
        (144A)(a)............................     4,100,000        3,818,125
      Mediacom LLC 9.500%,
        due 01/15/13(b)......................     6,500,000        6,378,125

        ---------------------------------------------------------------
        SECURITY                              PAR           VALUE
        DESCRIPTION                          AMOUNT        (NOTE 2)
        ---------------------------------------------------------------

        MEDIA - CONTINUED
        Paxson Communications Corp.
          10.777%, due 01/15/13
          (144A)(a)(b)@.................. $   2,000,000 $     1,932,500
        Radio One, Inc. 6.375%,
          due 02/15/13...................     2,000,000       1,952,500
        Sinclair Broadcast Group, Inc.
          8.750%, due 12/15/11...........     2,000,000       2,115,000
        Warner Music Group 7.375%,
          due 04/15/14(b)................     7,500,000       7,481,250
                                                        ---------------
                                                             81,474,639
                                                        ---------------
        METALS & MINING - 1.0%
        Allegheny Ludlum Corp. 6.950%,
          due 12/15/25(b)................     4,000,000       3,940,000
        Century Aluminum Co. 7.500%,
          due 08/15/14(b)................     3,500,000       3,465,000
        Novelis, Inc. 7.500%,
          due 02/15/15 (144A)(a).........     3,500,000       3,281,250
        Peabody Energy Corp. 5.875%,
          due 04/15/16(b)................     4,500,000       4,404,375
        Timken Co. 5.750%, due 02/15/10..     1,500,000       1,506,149
                                                        ---------------
                                                             16,596,774
                                                        ---------------
        OFFICE FURNISHINGS & SUPPLIES - 0.2%
        ACCO Brands Corp. 7.625%,
          due 08/15/15...................     4,000,000       3,790,000
                                                        ---------------
        OIL & GAS - 7.4%
        Chesapeake Energy Corp. 6.250%,
          due 01/15/18...................    10,000,000       9,850,000
        Dynegy Holdings, Inc.
         9.875%, due 07/15/10
           (144A)(a).....................     4,500,000       4,955,625
         6.875%, due 04/01/11(b).........     5,500,000       5,445,000
        El Paso Corp.
         7.000%, due 05/15/11(b).........    15,000,000      14,962,500
         7.750%, due 01/ 15/32(b)........     4,500,000       4,533,750
        Ferrellgas LP 6.750%,
          due 05/01/14...................     5,500,000       5,225,000
        Ferrellgas Partners LLP 8.750%,
          due 06/15/12...................     4,000,000       3,980,000
        Foundation Pennsylvania Coal Co.
          7.250%, due 08/01/14...........     4,000,000       4,155,000
        Grant Prideco, Inc. 6.125%,
          due 08/15/15 (144A)(a).........     3,000,000       3,007,500
        Hanover Compressor Co.
         8.625%, due 12/15/10............     3,000,000       3,187,500
         4.750%, due 01/15/14............     7,000,000       8,015,000
        Hornbeck Offshore Services, Inc.
          6.125%, due 12/01/14...........     2,500,000       2,450,000
        J Ray McDermott S.A. 11.500%, due
          12/15/13 (144A)(a).............     1,500,000       1,777,500

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)

       -----------------------------------------------------------------
       SECURITY                                  PAR          VALUE
       DESCRIPTION                              AMOUNT       (NOTE 2)
       -----------------------------------------------------------------

       OIL & GAS - CONTINUED
       KCS Energy, Inc. 7.125%,
         due 04/01/12....................... $   4,850,000 $   4,862,125
       Kerr-McGee Corp. 6.950%,
         due 07/01/24.......................     6,000,000     6,394,092
       Northwest Pipeline Corp. 8.125%, due
         03/01/10...........................     1,500,000     1,597,500
       Pacific Energy Partners LP 6.250%,
         due 09/15/15 (144A)(a).............       875,000       866,250
       Pioneer Natural Resources Co., -
         Series A 7.200%, due 01/15/28......     1,510,000     1,628,191
       Pride International, Inc. 7.375%, due
         07/15/14(b)........................     1,500,000     1,616,250
       Schlumberger, Ltd. (Convertible)
         1.500%, due 06/01/23(b)............     7,500,000    10,350,000
       SEMCO Energy, Inc. 7.125%,
         due 05/15/08(b)....................     8,000,000     8,170,120
       Sonat, Inc. 7.625%,
         due 07/15/11(b)....................     1,500,000     1,533,750
       Suburban Propane Partners LP 6.875%,
         due 12/15/13(b)....................     2,525,000     2,373,500
       Williams Cos, Inc. 7.875%,
         due 09/01/21(b)....................     7,000,000     7,612,500
                                                           -------------
                                                             118,548,653
                                                           -------------
       OIL & GAS EXPLORATION & PRODUCTION - 1.9%
       El Paso Production Holding Co.
         7.750%, due 06/01/13...............     3,000,000     3,127,500
       EXCO Resources, Inc. 7.250%,
         due 01/15/11.......................     1,325,000     1,351,500
       Forest Oil Corp. 8.000%,
         due 06/15/08.......................     1,500,000     1,571,250
       Harvest Operations Corp. 7.875%,
         due 10/15/11.......................     1,500,000     1,500,000
       Houston Exploration Co. 7.000%,
         due 06/15/13.......................     5,500,000     5,307,500
       Markwest Energy 6.875%,
         due 11/01/14 (144A)(a).............     5,000,000     4,625,000
       Massey Energy Co. 6.875%,
         due 12/15/13 (144A)(a).............     2,975,000     3,015,906
       Pogo Producing Co. 6.625%,
         due 03/15/15.......................     5,500,000     5,390,000
       Range Resources Corp. 7.375%,
         due 07/15/13.......................     2,575,000     2,678,000
       Williams Clayton Energy, Inc. 7.750%,
         due 08/01/13.......................     1,175,000     1,133,875
                                                           -------------
                                                              29,700,531
                                                           -------------
       PAPER & FOREST PRODUCTS - 2.3%
       Abitibi-Consolidated, Inc.
         (Yankee) 8.550%,
         due 08/01/10(b)....................     1,902,000     1,935,285

        -------------------------------------------------------------------
        SECURITY                                 PAR          VALUE
        DESCRIPTION                             AMOUNT       (NOTE 2)
        -------------------------------------------------------------------

        PAPER & FOREST PRODUCTS - CONTINUED
        Boise Cascade LLC 7.125%,
          due 10/15/14(b)................... $   2,500,000 $   2,343,750
        Bowater, Inc.
         9.500%, due 10/15/12...............     4,000,000     4,140,000
         6.500%, due 06/15/13(b)............     4,000,000     3,600,000
        Buckeye Technologies, Inc. 8.000%,
          due 10/15/10(b)...................     5,400,000     5,157,000
        Graham Packaging Co. 8.500%,
          due 10/15/12(b)...................     4,200,000     4,158,000
        Jefferson Smurfit Corp.
         8.250%, due 10/01/12...............     1,750,000     1,688,750
         7.500%, due 06/01/13...............     2,500,000     2,312,500
        Longview Fibre Co. 10.000%,
          due 01/15/09......................     1,500,000     1,582,500
        Norske Skog Canada 7.375%,
          due 03/01/14(b)...................     6,500,000     5,720,000
        Tembec Industries, Inc. 7.750%, due
          03/15/12(b).......................     2,000,000     1,080,000
        Tembec Industries, Inc., (Yankee)
          8.625%, due 06/30/09..............     4,000,000     2,300,000
                                                           -------------
                                                              36,017,785
                                                           -------------
        PERSONAL PRODUCTS - 0.9%
        Elizabeth Arden, Inc. 7.750%,
          due 01/15/14......................     8,500,000     8,627,500
        Playtex Products, Inc. 9.375%,
          due 06/01/11(b)...................     5,000,000     5,262,500
                                                           -------------
                                                              13,890,000
                                                           -------------
        PHARMACEUTICALS - 1.5%
        Alpharma, Inc. 8.625%,
          due 05/01/11......................     6,750,000     7,365,937
        Mylan Laboratories, Inc. 6.375%, due
          08/15/15 (144A)(a)................     6,500,000     6,540,625
        Omnicare, Inc. 6.875%,
          due 12/15/15(b)...................     1,775,000     1,810,500
        Warner Chilcott Corp. 8.750%, due
          02/01/15 (144A)(a)................     8,500,000     7,862,500
                                                           -------------
                                                              23,579,562
                                                           -------------

        PUBLISHING - 0.8%
        Dex Media West Series B 9.875%,
          due 08/15/13(b)...................     3,418,000     3,811,070
        Houghton Mifflin Co. 8.250%,
          due 02/01/11......................     7,000,000     7,262,500
        PRIMEDIA, Inc. 8.875%,
          due 05/15/11......................     1,500,000     1,391,250
                                                           -------------
                                                              12,464,820
                                                           -------------
        REAL ESTATE - 0.2%
        Felcor Lodging LP (REIT) 9.000%,
          due 06/01/11......................     2,260,000     2,486,000
                                                           -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)

       -----------------------------------------------------------------
       SECURITY                                PAR           VALUE
       DESCRIPTION                            AMOUNT        (NOTE 2)
       -----------------------------------------------------------------

       RETAIL - MULTILINE - 0.7%
       JC Penney, Inc. 6.875%,
         due 10/15/15..................... $   1,750,000 $     1,903,417
       Jean Coutu Group PJC, Inc. 8.500%,
         due 08/01/14(b)..................     1,500,000       1,380,000
       Rite Aid Corp.
        8.125%, due 05/01/10..............     6,000,000       6,135,000
        6.875%, due 08/15/13(b)...........     2,200,000       1,848,000
                                                         ---------------
                                                              11,266,417
                                                         ---------------
       RETAIL - SPECIALTY - 0.4%
       GSC Holdings Corp. 8.000%,
         due 10/01/12 (144A)(a)(b)........     3,500,000       3,307,500
       Neiman Marcus Group, Inc. 9.000%,
         due 10/15/15 (144A)(a)(b)........     3,650,000       3,750,375
                                                         ---------------
                                                               7,057,875
                                                         ---------------
       SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.1%
       Freescale Semiconductor 7.125%,
         due 07/15/14.....................     1,750,000       1,872,500
                                                         ---------------
       SOFTWARE - 0.8%
       Sensus Metering Systems, Inc.
         8.625%, due 12/15/13.............     4,000,000       3,560,000
       Sungard Data Systems, Inc.
        9.125%, due 08/15/13
          (144A)(a).......................     5,250,000       5,460,000
        10.250%, due 08/15/15
          (144A)(a).......................     4,500,000       4,522,500
                                                         ---------------
                                                              13,542,500
                                                         ---------------
       TELECOMMUNICATION SERVICES - DIVERSIFIED - 3.7%
       Cincinnati Bell, Inc. 8.375%,
         due 01/15/14(b)..................    15,000,000      14,831,250
       Intelsat Bermuda, Ltd. 8.250%,
         due 01/15/13 (144A)(a)...........     7,000,000       7,105,000
       Level 3 Financing, Inc. 10.750%,
         due 10/15/11(b)..................     3,000,000       2,677,500
       MCI, Inc. 8.735%, due 05/01/14.....     5,281,000       5,855,309
       Qwest Capital Funding, Inc. 7.900%,
         due 08/15/10(b)..................    12,500,000      13,000,000
       Qwest Communications International, Inc.
        7.250%, due 02/15/11..............     5,000,000       5,125,000
        3.500%, due 11/15/25(b)...........     3,000,000       3,491,250
       Syniverse Technologies, Inc., -
         Series B 7.750%, due 08/15/13....     4,450,000       4,505,625
       Wind Acquisition Finance S. A.
         10.750%, due 12/01/15
         (144A)(a)........................     1,850,000       1,919,375
                                                         ---------------
                                                              58,510,309
                                                         ---------------
       TELECOMMUNICATION SERVICES - WIRELESS - 1.9%
       Airgate PCS, Inc. 7.900%,
         due 10/15/11@....................     4,150,000       4,305,625

       -----------------------------------------------------------------
       SECURITY                                PAR           VALUE
       DESCRIPTION                            AMOUNT        (NOTE 2)
       -----------------------------------------------------------------

       TELECOMMUNICATION SERVICES - WIRELESS - CONTINUED
       Alamosa Delaware, Inc. 11.000%,
         due 07/31/10..................... $   1,500,000 $     1,698,750
       Centennial Communications Corp.
         10.125%, due 06/15/13............     6,000,000       6,555,000
       Dobson Communications Corp.
         8.875%, due 10/01/13.............     1,525,000       1,528,812
       Nextel Communications, Inc. 7.375%,
         due 08/01/15.....................     6,000,000       6,336,852
       Nextel Partners, Inc. 8.125%,
         due 07/01/11.....................     5,900,000       6,335,125
       Rogers Wireless Communications,
         Inc. 9.625%, due 05/01/11........     1,000,000       1,155,000
       Triton PCS, Inc. 9.375%,
         due 02/01/11(b)..................     3,300,000       2,425,500
                                                         ---------------
                                                              30,340,664
                                                         ---------------
       TEXTILES, APPAREL & LUXURY GOODS - 0.7%
       Invista, Inc. 9.250%,
         due 05/01/12 (144A)(a)...........     5,000,000       5,362,500
       Quicksilver, Inc. 6.875%,
         due 04/15/15 (144A)(a)(b)........     6,500,000       6,288,750
                                                         ---------------
                                                              11,651,250
                                                         ---------------
       TRANSPORTATION - 0.9%
       CHC Helicopter Corp. 7.375%,
         due 05/01/14.....................     6,000,000       6,097,500
       Offshore Logistics, Inc. 6.125%,
         due 06/15/13.....................     6,700,000       6,298,000
       Trinity Industries, Inc. 6.500%,
         due 03/15/14.....................     2,500,000       2,475,000
                                                         ---------------
                                                              14,870,500
                                                         ---------------
       U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - 9.5%
       Federal Home Loan Mortgage Corp.
        5.500%, due 07/15/06..............    10,000,000      10,049,080
        5.750%, due 04/15/08..............    40,000,000      40,883,040
       Federal National Mortgage Assoc.
        6.000%, due 11/01/32..............     4,091,852       4,139,002
        5.500%, due 02/01/33..............     5,744,974       5,706,317
        6.000%, due 03/01/33..............     7,313,617       7,397,890
        6.000%, due 05/01/33..............     6,906,874       6,986,461
        6.000%, due 11/01/33..............     6,737,520       6,809,970
        6.000%, due 02/01/34..............     3,955,177       3,997,707
        6.000%, due 08/01/34..............    13,670,429      13,810,376
        6.000%, due 09/01/34..............     4,420,413       4,463,590
        6.000%, due 11/01/34..............    12,103,154      12,221,374
        6.000%, due 04/01/35..............    14,605,604      14,748,267
        6.500%, due 05/01/35..............     9,448,935       9,696,726
        6.000%, due 12/01/35..............    10,000,000      10,097,917
                                                         ---------------
                                                             151,007,717
                                                         ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)

      -----------------------------------------------------------------------
      SECURITY                                   PAR              VALUE
      DESCRIPTION                               AMOUNT           (NOTE 2)
      -----------------------------------------------------------------------

      U.S. GOVERNMENT & AGENCY OBLIGATIONS - 4.5%
      U.S. Treasury Note
       4.375%, due 05/15/07................. $  20,000,000    $    19,989,860
       5.000%, due 02/15/11.................    45,000,000         46,362,330
       4.250%, due 08/15/15.................     5,000,000          4,936,915
                                                              ---------------
                                                                   71,289,105
                                                              ---------------
      Total Domestic Bonds & Debt Securities
      (Cost $1,221,571,895)                                     1,218,179,237
                                                              ---------------

      CONVERTIBLE BONDS - 14.4%
      AEROSPACE & DEFENSE - 1.3%
      Alliant Techsystems, Inc. 2.750%,
        due 02/15/24(b).....................     4,200,000          4,551,750
      Armor Holdings, Inc. 2.000%/
        0.000%, due 11/01/24 +++(b).........     3,000,000          2,981,250
      Edo Corp. 4.000%, due 11/15/25........     5,000,000          5,093,750
      Lockheed Martin Corp. 4.090%,
        due 08/15/33@(b)....................     7,000,000          7,499,660
                                                              ---------------
                                                                   20,126,410
                                                              ---------------
      COMMERCIAL SERVICES & SUPPLIES - 0.4%
      Charles River Associates, Inc. 2.875%,
        due 06/15/34........................     4,500,000          6,221,250
                                                              ---------------
      COMPUTER SOFTWARE & PROCESSING - 0.3%
      Mentor Graphics Corp. 6.875%,
        due 06/15/07........................     5,000,000          4,993,750
                                                              ---------------
      CONSTRUCTION MATERIALS - 0.7%
      Fluor Corp. 1.500%, due 02/15/24......     7,500,000         10,734,375
                                                              ---------------
      ELECTRICAL EQUIPMENT - 0.4%
      LSI Logic Corp. 4.000%,
        due 05/15/10(b).....................     6,000,000          5,782,500
                                                              ---------------
      ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.4%
      Flir Systems, Inc. 3.000%,
        due 06/01/23........................     5,000,000          5,893,750
                                                              ---------------
      FINANCIAL SERVICES - 0.9%
      American Express Co. 1.850%/
        0.000%, due 12/01/33+++(b)..........     7,500,000          7,996,875
      Morgan Stanley Group, Inc.
       8.250%, due 05/15/06.................        30,400          2,175,424
       1.000%, due 03/30/12
         (144A)(a)..........................     3,780,000          3,952,368
                                                              ---------------
                                                                   14,124,667
                                                              ---------------

      HEALTH CARE EQUIPMENT & SUPPLIES - 1.4%
      Advanced Med Optics, Inc. 2.500%,
        due 07/15/24........................     5,500,000          5,616,875
      Fisher Scientific International, Inc.
        2.500%, due 10/01/23(b).............     4,000,000          5,590,000

        ----------------------------------------------------------------
        SECURITY                               PAR           VALUE
        DESCRIPTION                           AMOUNT        (NOTE 2)
        ----------------------------------------------------------------

        HEALTH CARE EQUIPMENT & SUPPLIES - 1.4%
        Invitrogen Corp.
         3.250%, due 06/15/25............. $   1,000,000 $       962,500
         3.250%, due 06/15/25
           (144A)(a)......................     5,500,000       5,293,750
        Medtronic, Inc. 1.250%,
          due 09/15/21....................     5,000,000       5,087,500
                                                         ---------------
                                                              22,550,625
                                                         ---------------
        HEALTH CARE PROVIDERS & SERVICES - 0.7%
        Alza Corp. 1.351%,
          due 07/28/20+(b)................     8,000,000       6,640,000
        Manor Care Incorporated New
          2.125%/ 1.875%,
          due 08/01/35 (144A)(a)+++.......     4,020,000       4,160,700
                                                         ---------------
                                                              10,800,700
                                                         ---------------
        HOTELS, RESTAURANTS & LEISURE - 1.0%
        Hilton Hotels Corp. 3.375%,
          due 04/15/23(b).................     6,000,000       7,087,500
        Starwood Hotels 3.500%,
          due 05/16/23....................     7,000,000       9,003,750
                                                         ---------------
                                                              16,091,250
                                                         ---------------
        LEISURE EQUIPMENT & PRODUCTS - 0.3%
        International Game Technology
          0.787%, due 01/29/33+(b)........     7,500,000       5,034,375
                                                         ---------------
        MACHINERY - 0.4%
        AGCO Corp 1.750%,
          due 12/31/33(b).................     6,000,000       5,647,500
                                                         ---------------
        MEDIA - 1.4%
        Liberty Media Corp. 3.250%, due
          03/15/31........................     8,250,000       6,259,687
        Lions Gate Entertainment Corp.
          3.625%, due 03/15/25............     2,500,000       2,159,375
        Sinclair Broadcast Group, Inc.
          6.000%, due 09/15/12............     4,000,000       3,505,000
        Sinclair Broadcast Group, Inc.
          4.875%/ 2.000%,
          due 07/15/18+++.................     3,000,000       2,613,750
        Walt Disney Co. 2.125%,
          due 04/15/23(b).................     7,500,000       7,537,500
                                                         ---------------
                                                              22,075,312
                                                         ---------------

        METALS & MINING - 0.4%
        Placer Dome, Inc. (Yankee) 2.750%,
          due 10/15/23(b).................     5,550,000       6,861,188
                                                         ---------------
        OIL & GAS - 0.7%
        Airgas, Inc. 6.250%, due 07/15/14.     4,000,000       3,950,000
        Devon Energy Corp. 4.900%,
          due 08/15/08....................     3,000,000       3,468,750

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)

      -------------------------------------------------------------------
      SECURITY                               SHARES/PAR       VALUE
      DESCRIPTION                              AMOUNT        (NOTE 2)
      -------------------------------------------------------------------

      OIL & GAS - 0.7%
      Quicksilver Resources, Inc. 1.875%,
        due 11/01/24(b).................... $   3,000,000 $     4,578,750
                                                          ---------------
                                                               11,997,500
                                                          ---------------
      PHARMACEUTICALS - 1.8%
      Celgene Corp. 1.750%,
        due 06/01/08.......................     1,750,000       4,718,437
      Decode Genetics, Inc. 3.500%,
        due 04/15/11(b)....................     2,500,000       2,068,750
      MGI Pharma, Inc. 1.682%/ 0.000%,
        due 03/02/24+++(b).................     7,000,000       4,322,500
      SFBC International, Inc. 2.250%,
        due 08/15/24(b)....................     7,500,000       5,409,375
      Teva Pharmaceutical Finance B.V.
        0.375%, due 11/15/22(b)............     2,500,000       5,012,500
      Watson Pharmaceuticals, Inc.
        1.750%, due 03/15/23(b)............     7,500,000       7,181,250
                                                          ---------------
                                                               28,712,812
                                                          ---------------
      RETAIL - MULTILINE - 0.1%
      Costco Wholesale Corp. 1.764%,
        due 08/19/17+(b)...................     1,750,000       1,975,313
                                                          ---------------
      SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.2%
      Cypress Semiconductor Corp.
        1.250%, due 06/15/08...............     2,830,000       3,219,125
                                                          ---------------
      SOFTWARE - 1.0%
      DST Systems, Inc., - Series A 4.125%,
        due 08/15/23(b)....................     7,500,000       9,975,000
      EMC Corp. 4.500%, due 04/01/07.......     6,500,000       6,792,500
                                                          ---------------
                                                               16,767,500
                                                          ---------------
      TELECOMMUNICATION SERVICES - WIRELESS - 0.2%
      Nextel Communications, Inc. 5.250%,
        due 01/15/10.......................     2,500,000       2,509,375
                                                          ---------------
      TRANSPORTATION - 0.4%
      CSX Corp. 0.622%,
        due 10/30/21+(b)...................     7,500,000       7,200,000
                                                          ---------------
      Total Convertible Bonds
      (Cost $227,410,641)                                     229,319,277
                                                          ---------------

      COMMON STOCKS - 0.2%
      INTERNET SOFTWARE & SERVICES - 0.0%
      McDATA Corp. - Class A*(b)...........           440           1,672
                                                          ---------------
      PAPER & FOREST PRODUCTS - 0.0%
      PT Indah Kiat Pulp & Paper Corp.*....     1,867,500         204,431
                                                          ---------------
      TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.2%
      Avaya, Inc.*.........................       215,301       2,297,262
                                                          ---------------
      Total Common Stocks
      (Cost $3,535,825)                                         2,503,365
                                                          ---------------

     ----------------------------------------------------------------------
     SECURITY                                                   VALUE
     DESCRIPTION                                  SHARES       (NOTE 2)
     ----------------------------------------------------------------------

     PREFERRED STOCK - 3.8%
     AUTOMOBILES - 0.1%
     Ford Motor Co. 6.500%,
       due 01/15/32...........................       60,000 $     1,656,000
                                                            ---------------
     BANKS - 0.5%
     Marshall & Ilsley Corp. 6.500%,
       due 08/15/07(b)........................      300,000       7,944,000
                                                            ---------------
     BEVERAGES, FOOD & TOBACCO - 0.2%
     Constellation Brands, Inc. 5.750%, due
       09/01/06(b)............................      100,000       3,903,000
                                                            ---------------
     FINANCIAL SERVICES - 0.2%
     Lehman Brothers Holdings, Inc.
       6.250%, due 10/15/07(b)................      140,000       3,680,600
                                                            ---------------
     FOOD & DRUG RETAILING - 0.1%
     Albertsons, Inc. 7.250%,
       due 05/16/07...........................      100,000       2,255,000
                                                            ---------------
     INSURANCE - 0.3%
     Chubb Corp. 7.000%,
       due 08/16/06(b)........................      100,000       3,518,000
     XL Capital, Ltd. 6.500%,
       due 05/15/07...........................       45,000       1,005,300
                                                            ---------------
                                                                  4,523,300
                                                            ---------------
     MEDIA - 0.3%
     Interpublic Group of Cos., Inc., - Series
       A 5.375% 5.375%, due
       12/15/06(b)............................      120,000       4,441,200
                                                            ---------------
     OIL & GAS - 1.0%
     Chesapeake Energy Corp...................       45,000       4,258,125
     El Paso Corp. (144A)(a)..................        3,600       3,949,650
     Williams Cos, Inc. 5.500%,
       due 06/01/33...........................       65,000       7,312,500
                                                            ---------------
                                                                 15,520,275
                                                            ---------------
     PHARMACEUTICALS - 0.4%
     Schering Plough Corp. 6.000%,
       due 09/14/07...........................      120,000       6,454,800
                                                            ---------------
     U.S. GOVERNMENT AGENCY - 0.1%
     Federal National Mortgage Assoc..........           15       1,382,111
                                                            ---------------
     UTILITIES - 0.6%
     PNM Resources, Inc. 6.750%, due
       05/16/08...............................      200,000       9,418,000
                                                            ---------------
     Total Preferred Stock
     (Cost $62,158,078)                                          61,178,286
                                                            ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)



        ----------------------------------------------------------------
        SECURITY                              PAR            VALUE
        DESCRIPTION                          AMOUNT         (NOTE 2)
        ----------------------------------------------------------------

        SHORT-TERM INVESTMENTS - 24.3%
        State Street Bank & Trust Co.,
          Repurchase Agreement, dated
          12/30/05 at 2.800% to be
          repurchased at $57,470,874 on
          01/03/06 collateralized by
          $59,205,000 FHLB 3.875% due
          06/08/07 with a value of
          $58,605,135.................... $  57,453,000 $    57,453,000
        State Street Navigator Securities
          Lending Prime Portfolio(d).....   330,838,930     330,838,930
                                                        ---------------
        Total Short-Term Investments
        (Cost $388,291,930)                                 388,291,930
                                                        ---------------

        TOTAL INVESTMENTS - 119.0%
        (Cost $1,902,968,369)                             1,899,472,095

        Other Assets and Liabilities (net) - (19.0%)       (303,419,198)
                                                        ---------------

        TOTAL NET ASSETS - 100.0%                       $ 1,596,052,897
                                                        ===============

PORTFOLIO FOOTNOTES:

*  Non-income producing security.

+  Zero coupon bond- Interest rate represents current yield to maturity.

++ Security is a "step-up" bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.

+++ Security is a "step down" bond where coupon decreases or steps down at a predetermined date. Rates shown are current coupon and next coupon rate when security steps down.

@ Variable or floating rate security. The stated rate represents the rate at December 31, 2005.

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(b)  All or a portion of security out on loan.

(c) Security is in default.

(d) Represents investment of collateral received from securities lending transactions.

REIT - Real Estate Investment Trust

FHLB - Federal Home Loan Bank

Yankee - U.S. Dollar denominated bonds issued by non-U.S. companies in the U.S.

The following table summarizes the credit composition of the portfolio holdings of the Lord Abbett Bond Debenture Portfolio at December 31, 2005 based upon credit quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the equivalent Moody's rating is used.

                                                      PERCENT OF
                                                       PORTFOLIO
              PORTFOLIO COMPOSITION BY CREDIT QUALITY (UNAUDITED)
              ---------------------------------------------------
                 AAA/Government/Government Agency        15.15%
                 AA                                        .34%
                 A                                        3.28%
                 BBB                                      7.28%
                 BB                                      18.27%
                 B                                       38.68%
                 Below B                                  7.59%
                 Equities/Other                           9.41%
                                                        ------
                 Total:                                 100.00%
                                                        ======


                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


        ---------------------------------------------------------------
        SECURITY                                            VALUE
        DESCRIPTION                            SHARES      (NOTE 2)
        ---------------------------------------------------------------

        COMMON STOCKS - 95.2%
        AEROSPACE & DEFENSE - 2.8%
        Boeing Co. (The).....................    91,400 $     6,419,936
        General Dynamics Corp................   238,790      27,233,999
        Honeywell International, Inc.........   639,554      23,823,387
        Raytheon Co..........................   737,452      29,608,698
                                                        ---------------
                                                             87,086,020
                                                        ---------------
        AUTOMOBILES - 0.5%
        Honda Motor Co., Ltd. (ADR)..........   540,800      15,666,976
                                                        ---------------
        BANKS - 3.3%
        Bank of New York Co., Inc.(a)........ 1,482,417      47,214,981
        Marshall & Ilsley Corp.(a)...........   333,920      14,371,917
        Mitsubishi UFJ Financial Group, Inc.
          (ADR)(a)........................... 1,325,621      18,147,751
        PNC Financial Services Group, Inc.(a)   230,244      14,235,987
        SunTrust Banks, Inc..................     4,200         305,592
        Wachovia Corp.(a)....................   163,084       8,620,620
                                                        ---------------
                                                            102,896,848
                                                        ---------------
        BEVERAGES - 3.0%
        Coca-Cola Co. (The)..................   160,528       6,470,884
        Diageo Plc (ADR)(a)..................   645,861      37,653,696
        PepsiCo, Inc.........................   821,154      48,513,778
                                                        ---------------
                                                             92,638,358
                                                        ---------------
        BIOTECHNOLOGY - 1.0%
        Biogen Idec, Inc.*...................   154,893       7,021,300
        MedImmune, Inc.*.....................   706,944      24,757,179
                                                        ---------------
                                                             31,778,479
                                                        ---------------
        CHEMICALS - 2.2%
        Monsanto Co..........................   378,015      29,307,503
        Potash Corp. of Saskatchewan, Inc....    69,395       5,566,867
        Praxair, Inc.(a).....................   630,754      33,404,732
                                                        ---------------
                                                             68,279,102
                                                        ---------------
        COMMERCIAL SERVICES & SUPPLIES - 1.1%
        Waste Management, Inc................ 1,174,821      35,655,817
                                                        ---------------
        COMMUNICATIONS EQUIPMENT - 1.8%
        Motorola, Inc.(a).................... 2,407,650      54,388,814
                                                        ---------------
        COMPUTER SOFTWARE & PROCESSING - 0.7%
        Electronic Data Systems Corp.........   942,673      22,661,859
                                                        ---------------
        COMPUTERS & PERIPHERALS - 1.7%
        Hewlett-Packard Co................... 1,375,300      39,374,839
        Sun Microsystems, Inc.*.............. 3,529,299      14,787,763
                                                        ---------------
                                                             54,162,602
                                                        ---------------
        CONSTRUCTION & ENGINEERING - 0.9%
        Fluor Corp.(a).......................   380,002      29,358,955
                                                        ---------------
        ELECTRIC SERVICES - 1.3%
        Ameren Corp..........................   150,700       7,721,868
        Progress Energy, Inc.(a).............   366,547      16,098,744
        Southern Co. (The)(a)................   440,185      15,199,588
                                                        ---------------
                                                             39,020,200
                                                        ---------------

       -----------------------------------------------------------------
       SECURITY                                              VALUE
       DESCRIPTION                              SHARES      (NOTE 2)
       -----------------------------------------------------------------

       ELECTRICAL EQUIPMENT - 2.0%
       Emerson Electric Co....................   830,725 $    62,055,157
                                                         ---------------
       ENERGY EQUIPMENT & SERVICES - 2.9%
       Baker Hughes, Inc......................   481,202      29,247,458
       Schlumberger, Ltd......................   627,063      60,919,170
                                                         ---------------
                                                              90,166,628
                                                         ---------------
       FINANCIALS - DIVERSIFIED - 5.9%
       Bank of America Corp................... 1,065,086      49,153,719
       Citigroup, Inc......................... 1,085,249      52,667,134
       Freddie Mac............................   133,700       8,737,295
       JPMorgan Chase & Co.................... 1,477,170      58,628,877
       Marsh & McLennan Cos., Inc.(a).........   104,100       3,306,216
       Morgan Stanley.........................   221,285      12,555,711
                                                         ---------------
                                                             185,048,952
                                                         ---------------
       FOOD PRODUCTS - 4.0%
       Campbell Soup Co.(a)................... 1,324,856      39,440,963
       General Mills, Inc.....................   184,500       9,099,540
       H.J. Heinz Co..........................   361,650      12,194,838
       Kraft Foods, Inc. - Class A(a)......... 2,241,899      63,087,038
                                                         ---------------
                                                             123,822,379
                                                         ---------------
       FOOD RETAILERS - 2.2%
       CVS Corp...............................   531,377      14,038,980
       Kroger Co. (The)*...................... 2,749,301      51,906,803
       Safeway, Inc.(a).......................   130,300       3,082,898
                                                         ---------------
                                                              69,028,681
                                                         ---------------
       HEALTH CARE EQUIPMENT & SUPPLIES - 1.0%
       Medtronic, Inc.........................   511,700      29,458,569
                                                         ---------------
       HEALTH CARE PROVIDERS & SERVICES - 1.6%
       Baxter International, Inc.............. 1,303,691      49,083,966
                                                         ---------------
       HOUSEHOLD DURABLES - 0.1%
       Newell Rubbermaid, Inc.(a).............   130,975       3,114,586
                                                         ---------------
       HOUSEHOLD PRODUCTS - 5.7%
       Clorox Co. (The).......................   476,941      27,133,174
       Kimberly-Clark Corp....................   754,059      44,979,619
       Procter & Gamble Co. (The)............. 1,846,860     106,896,257
                                                         ---------------
                                                             179,009,050
                                                         ---------------
       INDUSTRIAL - DIVERSIFIED - 2.0%
       General Electric Co.................... 1,763,915      61,825,221
                                                         ---------------
       INSURANCE - 5.1%
       ACE, Ltd...............................   382,224      20,426,050
       AFLAC, Inc.............................   601,198      27,907,611
       American International Group, Inc......   795,551      54,280,445
       Hartford Financial Services Group, Inc.   344,085      29,553,461
       XL Capital, Ltd. - Class A.............   379,900      25,597,662
                                                         ---------------
                                                             157,765,229
                                                         ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


         ---------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                           SHARES       (NOTE 2)
         ---------------------------------------------------------------

         INTERNET SOFTWARE & SERVICES - 2.4%
         Automatic Data Processing, Inc...... 1,294,685  $    59,413,095
         IAC/InterActiveCorp.*...............   564,107       15,969,869
                                                         ---------------
                                                              75,382,964
                                                         ---------------
         LEISURE EQUIPMENT & PRODUCTS - 0.0%
         Harley-Davidson, Inc................     5,100          262,599
                                                         ---------------
         MACHINERY - 4.8%
         Caterpillar, Inc....................   681,448       39,367,251
         Deere & Co..........................   390,200       26,576,522
         Eaton Corp..........................   262,031       17,579,660
         Pall Corp...........................   653,042       17,540,708
         Parker-Hannifin Corp................   727,201       47,966,178
                                                         ---------------
                                                             149,030,319
                                                         ---------------
         MEDIA - 2.5%
         Comcast Corp. - Class A*............ 1,187,906       30,517,305
         Tribune Co.(a)......................   862,425       26,096,980
         Walt Disney Co. (The)...............   925,911       22,194,087
                                                         ---------------
                                                              78,808,372
                                                         ---------------
         METALS & MINING - 3.4%
         Barrick Gold Corp.(a)............... 1,523,255       42,453,117
         Newmont Mining Corp................. 1,203,791       64,282,439
                                                         ---------------
                                                             106,735,556
                                                         ---------------
         OIL & GAS - 5.1%
         El Paso Corp.(a).................... 1,294,653       15,742,980
         Exxon Mobil Corp.................... 2,568,200      144,255,794
                                                         ---------------
                                                             159,998,774
                                                         ---------------
         PAPER & FOREST PRODUCTS - 2.1%
         International Paper Co.............. 1,897,318       63,768,858
                                                         ---------------
         PHARMACEUTICALS - 12.2%
         GlaxoSmithKline Plc (ADR)(a)........ 1,047,794       52,892,641
         Johnson & Johnson...................   466,949       28,063,635
         Merck & Co., Inc....................   561,760       17,869,586
         Novartis AG (ADR)................... 1,334,959       70,058,648
         Pfizer, Inc......................... 3,559,133       82,998,981
         Schering-Plough Corp................ 1,039,559       21,674,805
         Teva Pharmaceutical Industries Ltd.
           (ADR)(a)..........................   793,984       34,149,252
         Wyeth............................... 1,563,710       72,040,120
                                                         ---------------
                                                             379,747,668
                                                         ---------------
         RETAIL - MULTILINE - 1.5%
         Wal-Mart Stores, Inc................ 1,004,400       47,005,920
                                                         ---------------
         ROAD & RAIL - 1.1%
         Union Pacific Corp..................   438,459       35,300,334
                                                         ---------------
         SOFTWARE - 1.7%
         Microsoft Corp...................... 2,060,948       53,893,790
                                                         ---------------

         TELECOMMUNICATION SERVICES - DIVERSIFIED - 4.8%
         AT&T, Inc........................... 2,101,717       51,471,049
         BellSouth Corp.(a).................. 1,074,367       29,115,346

     ----------------------------------------------------------------------
     SECURITY                                                   VALUE
     DESCRIPTION                                 SHARES        (NOTE 2)
     ----------------------------------------------------------------------

     TELECOMMUNICATION SERVICES - DIVERSIFIED - CONTINUED
     Sprint Nextel Corp.......................   1,156,283 $    27,010,771
     Verizon Communications, Inc..............   1,386,464      41,760,296
                                                           ---------------
                                                               149,357,462
                                                           ---------------
     TEXTILES, APPAREL & LUXURY GOODS - 0.4%
     NIKE, Inc. - Class B.....................     134,135      11,641,577
                                                           ---------------
     UTILITIES - 0.4%
     PG&E Corp.(a)............................     333,475      12,378,592
                                                           ---------------
     Total Common Stocks
     (Cost $2,663,092,847)                                   2,967,285,233
                                                           ---------------
     MUTUAL FUND - 1.6%
     iShares MSCI Japan Index Fund(a)
     (Cost $40,662,872)                          3,621,400      48,961,328
                                                           ---------------
     SHORT-TERM INVESTMENTS - 11.3%
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 12/30/05 at 2.80%
       to be repurchased at $37,339,456 on
       01/03/06 collateralized by
       $38,110,000 FHLB 4.125% due
       10/19/07 with a value of
       $38,074,672............................  37,327,843      37,327,843
     Repurchase Agreement, dated 12/30/05
       at 2.80% to be repurchased at
       $66,921,971 on 01/03/06
       collateralized by $68,410,000 FHLB
       3.875% due 09/14/07 with a value of
       $68,239,180............................  66,901,157      66,901,157
     State Street Navigator Securities Lending
       Prime Portfolio(b)..................... 247,970,090     247,970,090
                                                           ---------------
     Total Short-Term Investments
     (Cost $352,199,090)                                       352,199,090
                                                           ---------------

     TOTAL INVESTMENTS - 108.1%
     (Cost $3,055,954,809)                                   3,368,445,651

     Other Assets and Liabilities (net) - (8.1%)              (252,240,661)
                                                           ---------------

     TOTAL NET ASSETS - 100.0%                             $ 3,116,204,990
                                                           ===============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FHLMC - Federal Home Loan Mortgage Corp.

FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


         -------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                               SHARES   (NOTE 2)
         -------------------------------------------------------------

         COMMON STOCKS - 96.3%
         AEROSPACE & DEFENSE - 1.7%
         BE Aerospace, Inc.*(a)................... 29,000 $    638,000
         Rockwell Collins, Inc....................  9,100      422,877
                                                          ------------
                                                             1,060,877
                                                          ------------
         AUTO COMPONENTS - 2.3%
         Advance Auto Parts, Inc.*................ 19,400      843,124
         O' Reilly Automotive, Inc.*.............. 18,700      598,587
                                                          ------------
                                                             1,441,711
                                                          ------------
         BANKS - 0.8%
         SVB Financial Group*(a).................. 10,000      468,400
                                                          ------------
         BIOTECHNOLOGY - 0.6%
         Invitrogen Corp.*........................  1,400       93,296
         Protein Design Labs, Inc.*(a)............  9,700      275,674
                                                          ------------
                                                               368,970
                                                          ------------
         BUILDING PRODUCTS - 2.4%
         Danaher Corp............................. 13,100      730,718
         MSC Industrial Direct Co., Inc. - Class A 18,600      748,092
                                                          ------------
                                                             1,478,810
                                                          ------------
         CHEMICALS - 2.9%
         Ecolab, Inc.............................. 15,800      573,066
         Monsanto Co.............................. 16,100    1,248,233
                                                          ------------
                                                             1,821,299
                                                          ------------
         COMMERCIAL SERVICES & SUPPLIES - 3.8%
         Iron Mountain, Inc.*..................... 15,175      640,688
         Labor Ready, Inc.*(a).................... 22,500      468,450
         Robert Half International, Inc........... 14,500      549,405
         United Rentals, Inc.*(a)................. 31,000      725,090
                                                          ------------
                                                             2,383,633
                                                          ------------
         COMMUNICATIONS EQUIPMENT - 2.9%
         ADTRAN, Inc.............................. 11,900      353,906
         Avaya, Inc.*............................. 37,500      400,125
         Comverse Technology, Inc.*............... 24,100      640,819
         Powerwave Technologies, Inc.*(a)......... 30,500      383,385
                                                          ------------
                                                             1,778,235
                                                          ------------
         COMMUNICATIONS SERVICES - 1.3%
         Alliance Data Systems Corp.*............. 23,100      822,360
                                                          ------------
         COMPUTERS & PERIPHERALS - 1.0%
         Network Appliance, Inc.*................. 22,500      607,500
                                                          ------------
         CONSTRUCTION & ENGINEERING - 1.5%
         Jacobs Engineering Group, Inc.*.......... 14,200      963,754
                                                          ------------
         ELECTRONIC EQUIPMENT & INSTRUMENTS - 3.2%
         Agere Systems, Inc.*..................... 23,800      307,020
         Broadcom Corp. - Class A*................ 15,300      721,395
         Fisher Scientific International, Inc.*... 15,400      952,644
                                                          ------------
                                                             1,981,059
                                                          ------------

        ---------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                                 SHARES   (NOTE 2)
        ---------------------------------------------------------------

        FINANCIAL SERVICES - 2.7%
        CIT Group, Inc............................. 27,600 $  1,429,128
        Lazard Ltd. - Class A(a)...................  8,500      271,150
                                                           ------------
                                                              1,700,278
                                                           ------------
        FOOD & DRUG RETAILING - 0.9%
        Safeway, Inc............................... 23,800      563,108
                                                           ------------
        HEALTH CARE EQUIPMENT & SUPPLIES - 1.9%
        Cytyc Corp.*............................... 12,200      344,406
        Henry Schein, Inc.*........................  4,300      187,652
        Sybron Dental Specialties, Inc.*........... 16,200      644,922
                                                           ------------
                                                              1,176,980
                                                           ------------
        HEALTH CARE PROVIDERS & SERVICES - 8.2%
        Caremark Rx, Inc.*......................... 14,500      750,955
        Community Health Systems, Inc.*............ 32,900    1,261,386
        DaVita, Inc.*..............................  9,900      501,336
        Lincare Holdings, Inc.*.................... 13,500      565,785
        Omnicare, Inc..............................  8,500      486,370
        Sierra Health Services, Inc.*..............  3,900      311,844
        UnitedHealth Group, Inc.................... 19,840    1,232,858
                                                           ------------
                                                              5,110,534
                                                           ------------
        HOTELS, RESTAURANTS & LEISURE - 5.4%
        Cheesecake Factory, Inc. (The)*............ 19,800      740,322
        Hilton Hotels Corp......................... 26,400      636,504
        Penn National Gaming, Inc.*................ 18,700      616,165
        Scientific Games Corp. - Class A*(a)....... 15,400      420,112
        Starwood Hotels & Resorts Worldwide, Inc. -
          Class B.................................. 12,400      791,864
        Texas Roadhouse, Inc. - Class A*(a)........  9,800      152,390
                                                           ------------
                                                              3,357,357
                                                           ------------
        INDUSTRIAL CONGLOMERATES - 1.7%
        ITT Industries, Inc........................ 10,000    1,028,200
                                                           ------------
        INSURANCE - 8.2%
        ACE, Ltd................................... 27,170    1,451,965
        Axis Capital Holdings, Ltd.(a)............. 38,500    1,204,280
        HCC Insurance Holdings, Inc................ 69,900    2,074,632
        Universal American Financial Corp.*........ 11,600      174,928
        W.R. Berkley Corp..........................  4,700      223,814
                                                           ------------
                                                              5,129,619
                                                           ------------
        INTERNET SOFTWARE & SERVICES - 4.4%
        IAC/InterActiveCorp.*(a)................... 22,758      644,279
        Juniper Networks, Inc.*.................... 21,000      468,300
        Monster Worldwide, Inc.*................... 12,200      498,004
        TIBCO Software, Inc.*...................... 43,500      324,945
        VeriSign, Inc.*............................ 20,900      458,128
        Websense, Inc.*............................  4,900      321,636
                                                           ------------
                                                              2,715,292
                                                           ------------
        IT CONSULTING & SERVICES - 0.9%
        FTI Consulting, Inc.*(a)................... 20,200      554,288
                                                           ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


         -------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                               SHARES   (NOTE 2)
         -------------------------------------------------------------

         MACHINERY - 2.5%
         Ingersoll-Rand Co. - Class A............. 25,000 $  1,009,250
         Timken Co. (The)(a)...................... 17,300      553,946
                                                          ------------
                                                             1,563,196
                                                          ------------
         MEDIA - 1.6%
         Rogers Communications, Inc. - Class B....  6,700      283,142
         Univision Communications, Inc. - Class A* 25,000      734,750
                                                          ------------
                                                             1,017,892
                                                          ------------
         METALS & MINING - 1.2%
         Nucor Corp...............................  8,600      573,792
         Precision Castparts Corp.................  3,000      155,430
                                                          ------------
                                                               729,222
                                                          ------------
         OIL & GAS - 8.4%
         Chesapeake Energy Corp.(a)............... 10,000      317,300
         Cooper Cameron Corp.*.................... 17,200      712,080
         Halliburton Co........................... 20,200    1,251,592
         Tidewater, Inc.(a)....................... 13,400      595,764
         Weatherford International, Ltd.*......... 31,000    1,122,200
         XTO Energy, Inc.......................... 28,453    1,250,225
                                                          ------------
                                                             5,249,161
                                                          ------------
         PHARMACEUTICALS - 6.8%
         Barr Pharmaceuticals, Inc.*..............  5,400      336,366
         Cephalon, Inc.*(a).......................  7,200      466,128
         Covance, Inc.*........................... 12,800      621,440
         Endo Pharmaceuticals Holdings, Inc.*..... 21,600      653,616
         Genzyme Corp.*........................... 16,600    1,174,948
         Kos Pharmaceuticals, Inc.*(a)............  7,100      367,283
         Medicines Co.*...........................  7,900      137,855
         OSI Pharmaceuticals, Inc.*(a)............  7,100      199,084
         Sepracor, Inc.*..........................  5,400      278,640
                                                          ------------
                                                             4,235,360
                                                          ------------
         RETAIL - SPECIALTY - 3.2%
         Abercrombie & Fitch Co. - Class A(a).....  7,000      456,260
         Bed Bath & Beyond, Inc.*................. 21,200      766,380
         Hibbett Sporting Goods, Inc.*(a).........  7,000      199,360
         Nordstrom, Inc........................... 16,000      598,400
                                                          ------------
                                                             2,020,400
                                                          ------------
         SEMICONDUCTOR EQUIPMENT & PRODUCTS - 3.3%
         Analog Devices, Inc...................... 21,100      756,857
         ATMI, Inc.*(a)........................... 22,200      620,934
         National Semiconductor Corp.............. 27,000      701,460
                                                          ------------
                                                             2,079,251
                                                          ------------
         SOFTWARE - 4.9%
         Autodesk, Inc............................  9,000      386,550
         Citrix Systems, Inc.*.................... 22,000      633,160
         Hyperion Solutions Corp.*................ 21,100      755,802
         Informatica Corp.*(a).................... 44,600      535,200
         McAfee, Inc.*............................ 18,200      493,766
         Red Hat, Inc.*(a)........................  9,500      258,780
                                                          ------------
                                                             3,063,258
                                                          ------------

     ----------------------------------------------------------------------
     SECURITY                                     SHARES/PAR     VALUE
     DESCRIPTION                                    AMOUNT      (NOTE 2)
     ----------------------------------------------------------------------

     TELECOMMUNICATION SERVICES - DIVERSIFIED - 1.6%
     ADC Telecommunications, Inc.*(a)............      18,800 $    419,992
     Harris Corp.................................      13,400      576,334
                                                              ------------
                                                                   996,326
                                                              ------------
     TELECOMMUNICATION SERVICES - WIRELESS - 0.6%
     Nextel Partners, Inc. - Class A*............      14,200      396,748
                                                              ------------
     TRANSPORTATION - 2.0%
     SEACOR Holdings, Inc.*(a)...................      11,500      783,150
     UTI Worldwide, Inc.(a)......................       5,300      492,052
                                                              ------------
                                                                 1,275,202
                                                              ------------
     TRUCKING & FREIGHT FORWARDING - 1.5%
     Landstar System, Inc........................      22,600      943,324
                                                              ------------
     Total Common Stocks (Cost $ 52,418,131)                    60,081,604
                                                              ------------

     SHORT-TERM INVESTMENTS - 24.6%
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 12/30/05 at 2.00% to
       be repurchased at $4,996,110 on
       01/03/06 collateralized by $5,175,000
       FNMA 3.000% due 08/15/07 with a value
       of $5,099,802............................. $ 4,995,000    4,995,000
     State Street Navigator Securities Lending
       Prime Portfolio(b)........................  10,329,737   10,329,737
                                                              ------------
     Total Short-Term Investments
     (Cost $15,324,737)                                         15,324,737
                                                              ------------

     TOTAL INVESTMENTS - 120.9%
     (Cost $67,742,868)                                         75,406,341

     Other Assets and Liabilities (net) - (20.9%)              (13,050,852)
                                                              ------------

     TOTAL NET ASSETS - 100.0%                                $ 62,355,489
                                                              ============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FHLMC - Federal Home Loan Mortgage Corp.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT MID-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)



         --------------------------------------------------------------
         SECURITY                                             VALUE
         DESCRIPTION                              SHARES     (NOTE 2)
         --------------------------------------------------------------

         COMMON STOCKS - 96.8%
         AUTO COMPONENTS - 0.9%
         Dana Corp.(a)..........................   406,100 $  2,915,798
                                                           ------------
         CHEMICALS - 9.0%
         Chemtura Corp..........................   430,700    5,469,890
         Eastman Chemical Co....................   161,100    8,311,149
         Monsanto Co............................    87,200    6,760,616
         Mosaic Co. (The)*(a)...................   394,100    5,765,683
         Potash Corp. of Saskatchewan, Inc......    58,136    4,663,670
                                                           ------------
                                                             30,971,008
                                                           ------------
         COMMERCIAL SERVICES & SUPPLIES - 4.8%
         R. R. Donnelley & Sons Co..............   219,124    7,496,232
         Sabre Holdings Corp....................   365,400    8,809,794
                                                           ------------
                                                             16,306,026
                                                           ------------
         COMMUNICATIONS EQUIPMENT - 4.8%
         ADC Telecommunications, Inc.*(a).......   195,700    4,371,938
         Avaya, Inc.*...........................   459,000    4,897,530
         JDS Uniphase Corp.*.................... 1,469,400    3,467,784
         Tellabs, Inc.*.........................   338,000    3,684,200
                                                           ------------
                                                             16,421,452
                                                           ------------
         CONTAINERS & PACKAGING - 4.3%
         Ball Corp..............................   172,700    6,859,644
         Pactiv Corp.*..........................   360,000    7,920,000
                                                           ------------
                                                             14,779,644
                                                           ------------
         ELECTRIC UTILITIES - 5.3%
         Ameren Corp.(a)........................   118,100    6,051,444
         CMS Energy Corp.*(a)...................   385,500    5,593,605
         Northeast Utilities....................   260,900    5,137,121
         Puget Energy, Inc......................    72,700    1,484,534
                                                           ------------
                                                             18,266,704
                                                           ------------
         FOOD & DRUG RETAILING - 1.0%
         Safeway, Inc...........................   138,800    3,284,008
                                                           ------------
         FOOD PRODUCTS - 0.8%
         Dean Foods Co.*........................    63,600    2,395,176
         TreeHouse Foods, Inc.*(a)..............    13,960      261,331
                                                           ------------
                                                              2,656,507
                                                           ------------
         HEALTH CARE EQUIPMENT & SUPPLIES - 1.4%
         Bausch & Lomb, Inc.....................    68,800    4,671,520
                                                           ------------
         HEALTH CARE PROVIDERS & SERVICES - 1.2%
         Aetna, Inc.............................    45,100    4,253,381
                                                           ------------
         HOTELS, RESTAURANTS & LEISURE - 2.2%
         Brinker International, Inc.............   155,100    5,996,166
         Yum! Brands, Inc.......................    32,100    1,504,848
                                                           ------------
                                                              7,501,014
                                                           ------------

         HOUSEHOLD DURABLES - 4.6%
         American Greetings Corp. - Class A(a)..   160,700    3,530,579
         Newell Rubbermaid, Inc.(a).............   165,400    3,933,212

           ----------------------------------------------------------
           SECURITY                                         VALUE
           DESCRIPTION                           SHARES    (NOTE 2)
           ----------------------------------------------------------

           HOUSEHOLD DURABLES - CONTINUED
           Snap-On, Inc.(a)..................... 156,500 $  5,878,140
           Tupperware Corp.(a).................. 105,800    2,369,920
                                                         ------------
                                                           15,711,851
                                                         ------------
           INDUSTRIAL CONGLOMERATES - 1.7%
           Hubbell, Inc. - Class B.............. 132,200    5,964,864
                                                         ------------
           INSURANCE - 11.4%
           ACE, Ltd.............................  22,800    1,218,432
           Conseco, Inc.*....................... 248,400    5,755,428
           Everest Reinsurance Group, Ltd.......  59,600    5,980,860
           Genworth Financial, Inc.............. 110,900    3,834,922
           PartnerRe, Ltd.(a)...................  99,200    6,514,464
           PMI Group, Inc. (The)(a)............. 108,000    4,435,560
           SAFECO Corp..........................  91,900    5,192,350
           XL Capital, Ltd. - Class A...........  88,100    5,936,178
                                                         ------------
                                                           38,868,194
                                                         ------------
           MACHINERY - 4.3%
           CNH Global N.V.(a)................... 107,800    1,998,612
           Cummins, Inc.........................  61,900    5,554,287
           Timken Co............................ 222,400    7,121,248
                                                         ------------
                                                           14,674,147
                                                         ------------
           MEDIA - 4.9%
           Interpublic Group of Co., Inc. (The)* 670,800    6,473,220
           R.H. Donnelley Corp.*(a).............  88,300    5,441,046
           Westwood One, Inc.................... 305,000    4,971,500
                                                         ------------
                                                           16,885,766
                                                         ------------
           OIL & GAS - 8.1%
           EOG Resources, Inc...................  88,100    6,463,897
           GlobalSantaFe Corp................... 152,900    7,362,135
           Halliburton Co....................... 101,000    6,257,960
           NiSource, Inc........................ 251,600    5,248,376
           Southwest Gas Corp.(a)...............  95,700    2,526,480
                                                         ------------
                                                           27,858,848
                                                         ------------
           PAPER & FOREST PRODUCTS - 3.2%
           Bowater, Inc.(a)..................... 160,000    4,915,200
           MeadWestvaco Corp.................... 213,700    5,990,011
                                                         ------------
                                                           10,905,211
                                                         ------------
           PHARMACEUTICALS - 3.9%
           King Pharmaceuticals, Inc.*.......... 419,400    7,096,248
           Mylan Laboratories, Inc.(a).......... 306,775    6,123,229
                                                         ------------
                                                           13,219,477
                                                         ------------
           REAL ESTATE - 2.0%
           Healthcare Realty Trust, Inc. (REIT).  15,694      522,140
           Host Marriott Corp. (REIT)........... 334,900    6,346,355
                                                         ------------
                                                            6,868,495
                                                         ------------

           RETAIL - MULTILINE - 1.3%
           Federated Department Stores, Inc.....  66,894    4,437,079
                                                         ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT MID-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                   SHARES/       VALUE
      DESCRIPTION                               PAR AMOUNT    (NOTE 2)
      -------------------------------------------------------------------
      RETAIL - SPECIALTY - 2.7%
      Foot Locker, Inc.(a).....................     265,700 $  6,267,863
      OfficeMax, Inc.(a).......................     123,000    3,119,280
                                                            ------------
                                                               9,387,143
                                                            ------------
      SOFTWARE - 5.0%
      Cadence Design Systems, Inc.*............     424,500    7,182,540
      McAfee, Inc.*............................     197,500    5,358,175
      Sybase, Inc.*(a).........................     212,400    4,643,064
                                                            ------------
                                                              17,183,779
                                                            ------------
      TELECOMMUNICATION SERVICES - DIVERSIFIED - 3.0%
      CenturyTelephone, Inc....................     118,700    3,936,092
      PanAmSat Holding Corp.(a)................     101,000    2,474,500
      Qwest Communications International,
        Inc.*..................................     660,300    3,730,695
                                                            ------------
                                                              10,141,287
                                                            ------------
      TEXTILES, APPAREL & LUXURY GOODS - 1.2%
      Tommy Hilfiger Corp.*(a).................     250,300    4,064,872
                                                            ------------
      TRADING COMPANIES & DISTRIBUTORS - 3.8%
      Genuine Parts Co.........................     160,000    7,027,200
      Grainger (W.W.), Inc.....................      85,500    6,079,050
                                                            ------------
                                                              13,106,250
                                                            ------------
      Total Common Stocks
      (Cost $268,357,548)                                    331,304,325
                                                            ------------

      SHORT-TERM INVESTMENTS - 21.5%
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 12/30/05 at 2.80% to
        be repurchased at $11,940,714 on
        01/03/06 collateralized by $12,360,000
        FNMA 3.000% due 08/15/07 with a value
        of $12,180,397......................... $11,937,000 $ 11,937,000
      State Street Navigator Securities Lending
        Prime Portfolio(b).....................  61,749,302   61,749,302
                                                            ------------
      Total Short-Term Investments
      (Cost $73,686,302)                                      73,686,302
                                                            ------------

      TOTAL INVESTMENTS - 118.3%
      (Cost $342,043,850)                                    404,990,627

      Other Assets and Liabilities (net) - (18.3%)           (62,700,136)
                                                            ------------

      TOTAL NET ASSETS - 100.0%                             $342,290,491
                                                            ============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

REIT - Real Estate Investment Trust

FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST
METLIFE AGGRESSIVE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)

       ------------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                                SHARES      (NOTE 2)
       ------------------------------------------------------------------

       INVESTMENT COMPANY SECURITIES - 100.0%
       Davis Venture Value Portfolio (Class A)*. 2,553,270 $  78,921,583
       Goldman Sachs Mid-Cap Value Portfolio
         (Class A).............................. 1,578,610    19,795,765
       Harris Oakmark Focused Value Portfolio
         (Class A)*.............................   124,345    32,972,545
       Harris Oakmark International Portfolio
         (Class A).............................. 4,049,850    65,729,061
       Janus Aggressive Growth Portfolio
         (Class A).............................. 9,134,371    79,469,030
       Jennison Growth Portfolio (Class A)*..... 3,751,052    46,438,027
       Lord Abbett Growth and Income Portfolio
         (Class A).............................. 2,867,350    79,110,188
       Met/AIM Small Cap Growth Portfolio
         (Class A).............................. 1,943,748    26,551,604
       MFS Research International Portfolio
         (Class A).............................. 3,655,732    47,524,511
       RCM Global Technology Portfolio (Class A) 5,126,868    26,198,295
       Third Avenue Small Cap Value Portfolio
         (Class A).............................. 3,195,500    53,077,256
       Turner Mid-Cap Growth Portfolio (Class A) 1,648,459    19,995,810
       Van Kampen Comstock Portfolio (Class A).. 8,290,446    86,220,634
                                                           -------------
       Total Investment Company Securities
       (Cost $606,374,893)                                   662,004,309
                                                           -------------

       TOTAL INVESTMENTS - 100.0%
       (Cost $606,374,893)                                   662,004,309

       Other Asset and Liabilities (net) - 0.0%                 (207,221)
                                                           -------------

       TOTAL NET ASSETS - 100.0%                           $ 661,797,088
                                                           =============

* A Portfolio of Metropolitan Series Fund, Inc.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
METLIFE BALANCED STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)

      --------------------------------------------------------------------
      SECURITY                                                 VALUE
      DESCRIPTION                                 SHARES      (NOTE 2)
      --------------------------------------------------------------------

      INVESTMENT COMPANY SECURITIES - 100.0%
      Davis Venture Value Portfolio (Class A)*.  9,164,548 $  283,276,171
      Goldman Sachs Mid-Cap Value Portfolio
        (Class A)..............................  8,499,692    106,586,142
      Harris Oakmark Focused Value Portfolio
        (Class A)*.............................    535,588    142,021,920
      Harris Oakmark International Portfolio
        (Class A).............................. 13,084,217    212,356,835
      Janus Aggressive Growth Portfolio
        (Class A).............................. 12,294,990    106,966,416
      Jennison Growth Portfolio (Class A)*.....  8,655,550    107,155,712
      Lazard Mid Cap Portfolio (Class A).......  2,618,903     35,748,033
      Lord Abbett Bond Debenture Portfolio
        (Class A).............................. 25,338,015    311,150,825
      Lord Abbett Growth and Income Portfolio
        (Class A).............................. 10,291,698    283,947,961
      Met/AIM Small Cap Growth Portfolio
        (Class A)..............................  5,232,777     71,479,737
      MFS Research International Portfolio
        (Class A).............................. 14,060,887    182,791,537
      Neuberger Berman Real Estate Portfolio
        (Class A)..............................  5,163,779     73,067,478
      Oppenheimer Capital Appreciation
        Portfolio (Class A).................... 36,679,905    318,748,372
      PIMCO Inflation Protected Bond Portfolio
        (Class A).............................. 22,128,865    238,549,164
      PIMCO Total Return Portfolio (Class A)... 23,804,388    276,130,895
      Salomon Brothers US Government Portfolio
        (Class A)*............................. 14,079,671    172,053,579
      T. Rowe Price Mid-Cap Growth Portfolio
        (Class A)..............................  8,575,394     72,805,097
      Third Avenue Small Cap Value Portfolio
        (Class A)..............................  8,603,321    142,901,155
      Turner Mid-Cap Growth Portfolio
        (Class A)..............................  5,917,178     71,775,371
      Van Kampen Comstock Portfolio
        (Class A).............................. 30,900,624    321,366,495
                                                           --------------
      Total Investment Company Securities
      (Cost $3,356,753,222)                                 3,530,878,895
                                                           --------------

      TOTAL INVESTMENTS - 100.0%
      (Cost $3,356,753,222)                                 3,530,878,895

      Other Assets and Liabilities (net) - 0.0%                  (900,064)
                                                           --------------

      TOTAL NET ASSETS - 100.0%                            $3,529,978,831
                                                           ==============

* A Portfolio of Metropolitan Series Fund, Inc.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
METLIFE DEFENSIVE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)



       ------------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                                 SHARES     (NOTE 2)
       ------------------------------------------------------------------

       INVESTMENT COMPANY SECURITIES - 100.0%
       Davis Venture Value Portfolio
         (Class A)*..............................   350,614 $ 10,837,478
       Goldman Sachs Mid-Cap Value Portfolio
         (Class A)............................... 1,156,272   14,499,648
       Harris Oakmark International Portfolio
         (Class A)...............................   444,955    7,221,614
       Jennison Growth Portfolio (Class A)*......   588,728    7,288,445
       Lazard Mid Cap Portfolio (Class A)........   534,229    7,292,227
       Lord Abbett Bond Debenture Portfolio
         (Class A)............................... 2,873,437   35,285,804
       Lord Abbett Growth and Income Portfolio
         (Class A)...............................   787,569   21,729,038
       MFS Research International Portfolio
         (Class A)............................... 1,147,433   14,916,624
       Neuberger Berman Real Estate Portfolio
         (Class A)...............................   263,208    3,724,400
       Oppenheimer Capital Appreciation Portfolio
         (Class A)............................... 2,910,722   25,294,175
       PIMCO Inflation Protected Bond Portfolio
         (Class A)............................... 5,163,783   55,665,582
       PIMCO Total Return Portfolio (Class A).... 6,073,997   70,458,367
       Salomon Brothers US Government Portfolio
         (Class A)*.............................. 4,311,253   52,683,510
       T. Rowe Price Mid-Cap Growth Portfolio
         (Class A)...............................   874,655    7,425,818
       Third Avenue Small Cap Value Portfolio
         (Class A)...............................   438,792    7,288,338
       Van Kampen Comstock Portfolio
         (Class A)............................... 1,400,987   14,570,267
                                                            ------------
       Total Investment Company Securities
       (Cost $347,558,843)                                   356,181,335
                                                            ------------

       TOTAL INVESTMENTS - 100.0%
       (Cost $347,558,843)                                   356,181,335

       Other Assets and Liabilities (net) - 0.0%                (119,032)
                                                            ------------

       TOTAL NET ASSETS - 100.0%                            $356,062,303
                                                            ============

* A Portfolio of Metropolitan Series Fund, Inc.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
METLIFE GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


       ------------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                               SHARES      (NOTE 2)
       ------------------------------------------------------------------

       INVESTMENT COMPANY SECURITIES - 100.0%
       OTHER - 100.0%
       Davis Venture Value Portfolio
         (Class A)*........................... 11,376,252 $  351,639,960
       Goldman Sachs Mid-Cap Value Portfolio
         (Class A)............................  7,673,477     96,225,405
       Harris Oakmark Focused Value Portfolio
         (Class A)*...........................    483,537    128,219,442
       Harris Oakmark International Portfolio
         (Class A)............................ 15,757,148    255,738,507
       Janus Aggressive Growth Portfolio
         (Class A)............................ 29,596,509    257,489,625
       Jennison Growth Portfolio (Class A)*... 13,017,888    161,161,458
       Lord Abbett Bond Debenture Portfolio
         (Class A)............................ 10,174,868    124,947,378
       Lord Abbett Growth and Income
         Portfolio (Class A).................. 13,936,452    384,506,711
       Met/AIM Small Cap Growth Portfolio
         (Class A)............................  7,083,478     96,760,303
       MFS Research International Portfolio
         (Class A)............................ 15,231,589    198,010,651
       Neuberger Berman Real Estate Portfolio
         (Class A)............................  4,659,825     65,936,520
       Oppenheimer Capital Appreciation
         Portfolio (Class A).................. 18,392,843    159,833,805
       PIMCO Inflation Protected Bond
         Portfolio (Class A).................. 14,284,090    153,982,494
       RCM Global Technology Portfolio
         (Class A)............................ 12,462,997     63,685,916
       T. Rowe Price Mid-Cap Growth Portfolio
         (Class A)............................  3,869,111     32,848,753
       Third Avenue Small Cap Value Portfolio
         (Class A)............................ 13,590,478    225,737,839
       Turner Mid-Cap Growth Portfolio
         (Class A)............................  5,339,557     64,768,829
       Van Kampen Comstock Portfolio
         (Class A)............................ 37,190,098    386,777,017
                                                          --------------
       Total Investment Company Securities
       (Cost $2,992,634,306)                               3,208,270,612
                                                          --------------

       TOTAL INVESTMENTS - 100.0%
       (Cost $2,992,634,306)                               3,208,270,612

       Other Assets & Liabilities (net) - 0.0%                  (827,937)
                                                          --------------

       TOTAL NET ASSETS - 100.0%                          $3,207,442,675
                                                          ==============

* A Portfolio of Metropolitan Series Fund, Inc.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
METLIFE MODERATE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


     ---------------------------------------------------------------------
     SECURITY                                                  VALUE
     DESCRIPTION                                 SHARES       (NOTE 2)
     ---------------------------------------------------------------------

     INVESTMENT COMPANY SECURITIES - 100.0%
     Davis Venture Value Portfolio
       (Class A)*............................. $ 1,527,477 $   47,214,317
     Goldman Sachs Mid-Cap Value Portfolio
       (Class A)..............................   3,777,728     47,372,712
     Harris Oakmark International Portfolio
       (Class A)..............................   2,180,046     35,382,151
     Jennison Growth Portfolio
       (Class A)*.............................   3,848,104     47,639,525
     Lazard Mid Cap Portfolio (Class A).......   1,746,133     23,834,721
     Lord Abbett Bond Debenture Portfolio
       (Class A)..............................   9,381,079    115,199,647
     Lord Abbett Growth and Income
       Portfolio (Class A)....................   3,859,499    106,483,591
     MFS Research International Portfolio
       (Class A)..............................   4,686,812     60,928,555
     Neuberger Berman Real Estate Portfolio
       (Class A)..............................   1,721,593     24,360,542
     Oppenheimer Capital Appreciation
       Portfolio (Class A)....................  12,229,061    106,270,539
     PIMCO Inflation Protected Bond
       Portfolio (Class A)....................  12,639,782    136,256,846
     PIMCO Total Return Portfolio
       (Class A)..............................  14,872,204    172,517,563
     Salomon Brothers US Government
       Portfolio (Class A)*...................   7,506,246     91,726,320
     T. Rowe Price Mid-Cap Growth
       Portfolio (Class A)....................   4,288,885     36,412,631
     Third Avenue Small Cap Value Portfolio
       (Class A)..............................   2,151,186     35,731,193
     Turner Mid-Cap Growth Portfolio
       (Class A)..............................     986,594     11,967,391
     Van Kampen Comstock Portfolio
       (Class A)..............................   6,867,516     71,422,170
                                                           --------------
     Total Investment Company Securities
     (Cost $1,128,471,720)                                  1,170,720,414
                                                           --------------

     TOTAL INVESTMENTS - 100.0%
     (Cost $1,128,471,720)                                  1,170,720,414

     Other Assets and Liabilities (net) - 0.0%                   (355,673)
                                                           --------------

     TOTAL NET ASSETS - 100.0%                             $1,170,364,741
                                                           ==============

* A Portfolio of Metropolitan Series Fund, Inc.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MFS RESEARCH INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)

        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                              SHARES     (NOTE 2)
        ---------------------------------------------------------------

        COMMON STOCKS - 96.7%
        AUSTRIA - 0.9%
        Erste Bank der Oesterreichischen
          Sparkassen AG.......................    165,970 $   9,212,663
                                                          -------------
        BELGIUM - 0.5%
        Umicore...............................     47,560     5,607,995
                                                          -------------
        BRAZIL - 3.3%
        Banco Nossa Caixa S.A.................     95,410     1,425,737
        Companhia Siderurgica Nacional
          S.A.(ADR)(a)........................    271,180     5,803,252
        Companhia Vale do Rio Doce (ADR)......    364,210    14,983,599
        Cyrela Brazil Realty S.A.
          Empreendimentos* (GDR)..............     22,948     3,144,234
        Natura Cosmeticos S.A.................     26,000     1,146,700
        Petroleo Brasileiro S.A.(ADR)(a)......     69,290     4,938,298
        Unibanco-Uniao de Bancos Brasilieros
          S.A.(GDR)(a)........................     66,410     4,221,684
                                                          -------------
                                                             35,663,504
                                                          -------------
        CANADA - 1.2%
        Aber Diamond Corp.....................    296,890    10,941,604
        Canadian Natural Resources Ltd........     52,230     2,581,599
                                                          -------------
                                                             13,523,203
                                                          -------------
        CHINA - 0.6%
        China Construction Bank*.............. 11,760,480     4,055,773
        ZTE Corp..............................    808,500     2,714,406
                                                          -------------
                                                              6,770,179
                                                          -------------
        FRANCE - 13.0%
        Axa(a)................................    539,690    17,446,175
        BNP Paribas S.A.(a)...................    221,940    17,965,706
        Cap Gemini S.A.*......................    151,940     6,098,353
        Carrefour S.A.(a).....................    165,660     7,765,288
        Compagnie Generale des Establissements
          Michelin............................     18,400     1,033,638
        Credit Agricole S.A.(a)...............    376,610    11,868,743
        LVMH Moet Hennessy Louis Vuitton S.A..     38,840     3,452,219
        Schneider Electric S.A.(a)............    232,355    20,724,329
        Suez S.A.(a)..........................    549,832    17,117,935
        Total Fina Elf S.A.(a)................    139,780    35,188,575
        Vallourec S.A.........................      4,080     2,245,795
                                                          -------------
                                                            140,906,756
                                                          -------------
        GERMANY - 3.2%
        Bayerische Motoren Werke (BMW) AG.....    247,400    10,861,058
        Continental AG........................     67,605     5,996,656
        E.On AG(a)............................    170,920    17,694,388
                                                          -------------
                                                             34,552,102
                                                          -------------
        HONG KONG - 1.0%
        China Mengniu Dairy Co., Ltd..........  1,285,000     1,108,239
        CNOOC, Ltd............................ 14,728,000     9,808,485
                                                          -------------
                                                             10,916,724
                                                          -------------

         ----------------------------------------------------------------
         SECURITY                                           VALUE
         DESCRIPTION                            SHARES     (NOTE 2)
         ----------------------------------------------------------------

         HUNGARY - 0.9%
         OTP Bank, Ltd.(GDR)..................   140,920 $   9,244,352
                                                         -------------
         INDONESIA - 0.3%
         PT Indosat Tbk....................... 5,456,000     3,112,749
                                                         -------------
         IRELAND - 0.4%
         Depfa Bank Plc.......................   293,590     4,340,270
                                                         -------------
         ITALY - 4.4%
         Assicurazioni Generali S.p.A.........   488,660    17,081,381
         Fastweb*(a)..........................   216,127     9,878,746
         Italcementi S.p.A.(a)................   191,600     3,578,878
         Italcementi S.p.A.(a)................   395,240     5,007,927
         UniCredito Italiano S.p.A.(a)........ 1,826,440    12,587,136
                                                         -------------
                                                            48,134,068
                                                         -------------
         JAPAN - 15.8%
         Aeon Credit Service Co., Ltd.........    78,600     7,488,336
         Aiful Corp...........................   142,800    11,846,726
         Asahi Glass Co.(a)...................   871,000    11,174,949
         FANUC, Ltd...........................    65,700     5,629,573
         K. K. DaVinci Advisors...............       790     6,015,308
         Kaneka Corp..........................   864,000    10,446,692
         Leopalace21 Corp.....................   150,900     5,449,280
         Mitsubishi Tokyo Finacial Group, Inc.       959    13,107,861
         Nippon Electric Glass Co., Ltd.......   195,000     4,306,092
         Nippon Television Network Corp.......    34,710     5,306,181
         Nissan Motor Co., Ltd.(a)............ 1,016,400    10,376,075
         ORIX Corp............................    63,030    16,277,580
         Ricoh Co., Ltd.......................   534,000     9,406,496
         Shinsei Bank, Ltd.................... 1,673,000     9,723,334
         Takefuji Corp........................   151,960    10,385,589
         Tokyo Gas Co., Ltd.(a)............... 1,293,000     5,784,588
         Toyota Motor Corp....................   161,600     8,458,608
         Uni-Charm Corp.......................   119,200     5,355,656
         Yamanouchi Pharmaceutical Co., Ltd...   374,800    14,548,190
                                                         -------------
                                                           171,087,114
                                                         -------------
         KOREA - 7.7%
         Hanwha Chemical Corp.................   367,470     4,171,658
         Hyundai Mobis........................   107,280     9,737,321
         Kookmin Bank.........................   164,780    12,316,718
         Nong Shim Co., Ltd...................     8,207     2,266,811
         Posco................................    24,940     4,951,670
         Samsung Electronics Co., Ltd.........    59,328    38,192,023
         Shinhan Financial Group Co., Ltd.....   281,930    11,332,872
                                                         -------------
                                                            82,969,073
                                                         -------------
         LUXEMBOURG - 1.0%
         Arcelor(a)...........................   437,070    10,841,248
                                                         -------------
         MEXICO - 3.2%
         America Movil S.A. de C.V. (ADR).....    70,700     2,068,682
         Cemex S.A. de C.V. (ADR).............   161,530     9,583,575
         Consorico ARA, S.A. de C.V...........   743,230     3,251,577

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MFS RESEARCH INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)

       --------------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                               SHARES      (NOTE 2)
       --------------------------------------------------------------------

       MEXICO - CONTINUED
       Grupo Aeroportuario del Sureste S.A.
         de C.V. (ADR)(a)......................   117,980 $    3,815,473
       Grupo Elektra, S.A. de C.V..............   380,590      3,365,914
       Grupo Televisa, S.A. (ADR)..............   136,250     10,968,125
       Urbi, Desarrollos Urbanos,
         S.A. de C.V.*.........................   208,510      1,441,890
                                                          --------------
                                                              34,495,236
                                                          --------------
       NETHERLANDS - 2.3%
       Koninklijke (Royal) Philips
         Electronics N.V.......................   485,370     15,086,278
       TomTom N.V.*(a).........................    90,370      3,103,282
       TPG N.V.................................   207,990      6,502,015
                                                          --------------
                                                              24,691,575
                                                          --------------
       NORWAY - 2.7%
       Norsk Hydro ASA.........................    76,920      7,928,863
       Statoil ASA(a)..........................   551,890     12,682,072
       Telenor ASA.............................   883,190      8,677,975
                                                          --------------
                                                              29,288,910
                                                          --------------
       RUSSIA - 1.0%
       LUKOIL (ADR)(a).........................   176,390     10,407,010
                                                          --------------
       SINGAPORE - 0.9%
       Singapore Telecommunications, Ltd.(a)... 6,162,290      9,650,533
                                                          --------------
       SPAIN - 3.5%
       Banco Bilbao Vizcaya Argentaria, S.A.(a)   911,270     16,267,669
       Endesa S.A. (ADR)(a)....................   287,050      7,553,819
       Telefonica S.A..........................   936,358     14,094,069
                                                          --------------
                                                              37,915,557
                                                          --------------
       SWEDEN - 0.5%
       Swedish Match AB(a).....................   469,180      5,524,264
                                                          --------------
       SWITZERLAND - 7.7%
       Nestle S.A..............................    85,562     25,531,493
       Roche Holdings AG.......................   169,470     25,429,894
       Syngenta AG*............................    99,150     12,328,935
       UBS AG..................................   212,399     20,208,859
                                                          --------------
                                                              83,499,181
                                                          --------------
       TAIWAN - 1.3%
       Taiwan Semiconductor Manufacturing Co.,
         Ltd. (ADR)............................ 1,460,600     14,474,546
                                                          --------------
       THAILAND - 0.2%
       Thai Airways International
         Public Co., Ltd....................... 2,351,800      2,580,929
                                                          --------------
       TURKEY - 1.0%
       Akbank T.A.S............................   685,166      5,584,730
       Turkiye Vakiflar Bankasi T.A.O.*........ 1,025,440      5,429,425
                                                          --------------
                                                              11,014,155
                                                          --------------

       UNITED KINGDOM - 18.2%
       AstraZeneca Plc.........................   314,373     15,282,256
       Aviva Plc............................... 1,305,953     15,824,617
       BG Group Plc............................   634,750      6,267,892
       BHP Billiton Plc........................ 1,101,150     17,958,013

         --------------------------------------------------------------
         SECURITY                           SHARES/PAR      VALUE
         DESCRIPTION                          AMOUNT       (NOTE 2)
         --------------------------------------------------------------

         UNITED KINGDOM - CONTINUED
         Burberry Group Plc...............    1,077,000 $    7,941,710
         Diageo Plc.......................      861,790     12,470,336
         GlaxoSmithKline Plc..............    1,004,220     25,332,494
         Hilton Group Plc.................    1,173,790      7,339,889
         HSBC Holdings Plc................      896,805     14,381,107
         NXT Plc..........................      452,970     11,934,298
         Reckitt Benckiser Plc............      348,554     11,489,422
         Royal Bank of Scotland Group Plc.      630,310     19,012,879
         Tesco Plc........................    1,929,417     10,985,237
         TI Automotive, Ltd.- Class A*(b).       45,100              0
         Vodafone Group Plc...............    6,906,755     14,898,574
         WPP Group Plc*...................      526,720      5,694,484
                                                        --------------
                                                           196,813,208
         Total Common Stocks                            --------------
         (Cost $ 902,338,928)                            1,047,237,104
                                                        --------------

         PREFERRED STOCK - 0.7%
         BRAZIL - 0.1%
         Universo Online S.A.*............      117,500        991,116
                                                        --------------
         JAPAN - 0.6%
         Nintendo Co., Ltd................       53,400      6,494,012
                                                        --------------
         Total Preferred Stock
         (Cost $7,041,550)                                   7,485,128
                                                        --------------
         SHORT-TERM INVESTMENTS - 18.0%
         State Street Bank & Trust Co.,
           Repurchase Agreement, dated
           12/30/05, 2.800% to be
           repurchased at $25,048,791 on
           01/03/06 collateralized by
           $25,920,000 FNMA Bond 3.000%
           due 08/15/07 with a value of
           $25,543,356.................... $ 25,041,000 $   25,041,000
         State Street Navigator Securities
           Lending Prime Portfolio(c).....  169,544,072    169,544,072
                                                        --------------
         Total Short-Term Investments
         (Cost $194,585,072)                               194,585,072
                                                        --------------

         TOTAL INVESTMENTS - 115.4%
         (Cost $1,103,965,550)                           1,249,307,304

         Other Assets and Liabilities (net) - (15.4%)     (167,014,352)
                                                        --------------

         TOTAL NET ASSETS - 100.0%                      $1,082,292,952
                                                        ==============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Illiquid securities representing in the aggregate 0.00% of net assets.

(c) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

FNMA Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST
NEUBERGER BERMAN REAL ESTATE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                                SHARES    (NOTE 2)
        ----------------------------------------------------------------

        COMMON STOCKS - 97.0%
        APARTMENTS - 17.0%
        Archstone-Smith Trust (REIT).............. 469,100 $  19,650,599
        Camden Property Trust (REIT).............. 425,800    24,662,336
        Equity Residential (REIT)................. 599,800    23,464,176
        Essex Property Trust, Inc. (REIT)......... 179,300    16,531,460
        United Dominion Realty Trust, Inc. (REIT). 554,200    12,990,448
                                                           -------------
                                                              97,299,019
                                                           -------------
        COMMUNITY CENTERS - 5.9%
        Developers Diversified Realty Corp. (REIT) 162,100     7,621,942
        Pan Pacific Retail Properties, Inc. (REIT) 164,700    11,016,783
        Regency Centers Corp. (REIT).............. 253,200    14,926,140
                                                           -------------
                                                              33,564,865
                                                           -------------
        DIVERSIFIED - 12.9%
        Colonial Properties Trust (REIT).......... 606,000    25,439,880
        Digital Realty Trust, Inc. (REIT)......... 627,900    14,209,377
        Liberty Property Trust (REIT)............. 249,400    10,686,790
        Vornado Realty Trust (REIT)............... 279,100    23,296,477
                                                           -------------
                                                              73,632,524
                                                           -------------
        HEALTH CARE - 5.3%
        Nationwide Health Properties, Inc. (REIT). 268,300     5,741,620
        OMEGA Healthcare Investors, Inc. (REIT)... 595,400     7,496,086
        Ventas, Inc. (REIT)....................... 527,900    16,903,358
                                                           -------------
                                                              30,141,064
                                                           -------------
        INDUSTRIALS - 9.3%
        AMB Property Corp. (REIT)................. 224,900    11,058,333
        CenterPoint Properties Trust (REIT)....... 249,200    12,330,416
        ProLogis (REIT)........................... 636,400    29,732,608
                                                           -------------
                                                              53,121,357
                                                           -------------
        LODGING - 6.8%
        Host Marriott Corp. (REIT)................ 216,500     4,102,675
        Starwood Hotels & Resorts Worldwide, Inc.. 278,700    17,797,782
        Strategic Hotel Capital, Inc. (REIT)...... 590,200    12,146,316
        Sunstone Hotel Investors, Inc. (REIT)..... 188,000     4,995,160
                                                           -------------
                                                              39,041,933
                                                           -------------

      -------------------------------------------------------------------
      SECURITY                                   SHARES/       VALUE
      DESCRIPTION                               PAR AMOUNT    (NOTE 2)
      -------------------------------------------------------------------

      OFFICE - 25.2%
      Arden Realty, Inc. (REIT)................     120,100 $  5,384,083
      Brookfield Asset Management, Inc.........     345,400   17,383,982
      Brookfield Properties Corp...............     222,800    6,554,776
      Columbia Equity Trust, Inc. (REIT).......     356,000    5,749,400
      Maguire Properties, Inc. (REIT)..........     709,900   21,935,910
      Reckson Associates Realty Corp. (REIT)...     543,700   19,562,326
      SL Green Realty Corp. (REIT).............     450,900   34,444,251
      Trizec Properties, Inc. (REIT)...........   1,446,900   33,162,948
                                                            ------------
                                                             144,177,676
                                                            ------------
      REGIONAL MALLS - 14.6%
      CBL & Associates Properties, Inc.
        (REIT).................................     261,500   10,331,865
      General Growth Properties, Inc. (REIT)...     517,300   24,307,927
      Mills Corp. (The) (REIT).................     151,800    6,366,492
      Simon Property Group, Inc. (REIT)........     374,100   28,667,283
      Taubman Centers, Inc. (REIT).............     405,100   14,077,225
                                                            ------------
                                                              83,750,792
                                                            ------------

      TOTAL COMMON STOCKS
      (Cost $494,537,686)                                    554,729,230
                                                            ------------

      SHORT-TERM INVESTMENTS - 4.3%
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 12/30/05 at 2.800% to
        be repurchased at $24,558,638 on
        1/3/06 collateralized by $25,415,000
        FNMA 3.000% due 8/15/07 with a value
        of $25,045,695
        (Cost $24,551,000)..................... $24,551,000 $ 24,551,000
                                                            ------------

      TOTAL INVESTMENTS - 101.3%
      (Cost $519,088,686)                                    579,280,230

      Other Assets and Liabilities (net) - (1.3%)             (7,389,852)
                                                            ------------

      TOTAL NET ASSETS - 100.0%                             $571,890,378
                                                            ============

PORTFOLIO FOOTNOTES:

REIT - Real Estate Investment Trust

FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


         --------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                             SHARES     (NOTE 2)
         --------------------------------------------------------------

         COMMON STOCKS - 97.0%
         AEROSPACE & DEFENSE - 3.5%
         Empresa Brasileira de Aeronautica S.A.
           (ADR)(a)............................   268,900 $  10,513,990
         General Dynamics Corp.................    87,900    10,024,995
         Lockheed Martin Corp..................   158,800    10,104,444
         United Technologies Corp..............   191,700    10,717,947
                                                          -------------
                                                             41,361,376
                                                          -------------
         AIR FREIGHT & LOGISTICS - 0.5%
         Expeditors International of
           Washington, Inc.(a).................    80,200     5,414,302
                                                          -------------
         AUTOMOTIVE - 0.5%
         Toyota Motor Corp.....................   104,200     5,454,127
                                                          -------------
         BANKS - 0.4%
         Bank of America Corp..................   111,500     5,145,725
                                                          -------------
         BEVERAGES - 1.1%
         PepsiCo, Inc..........................   227,500    13,440,700
                                                          -------------
         BEVERAGES, FOOD & TOBACCO - 0.6%
         SYSCO Corp............................   233,100     7,237,755
                                                          -------------
         BIOTECHNOLOGY - 1.6%
         Genentech, Inc.*......................   102,300     9,462,750
         Genzyme Corp.*........................   137,900     9,760,562
                                                          -------------
                                                             19,223,312
                                                          -------------
         BUILDING CONSTRUCTION - 0.7%
         Toll Brothers, Inc.*..................   229,400     7,946,416
                                                          -------------
         CHEMICALS - 3.0%
         Monsanto Co...........................   238,300    18,475,399
         Praxair, Inc..........................   319,900    16,941,904
                                                          -------------
                                                             35,417,303
                                                          -------------
         COMMERCIAL SERVICES & SUPPLIES - 2.2%
         Automatic Data Processing, Inc........   343,800    15,776,982
         Corporate Executive Board Co.(a)......    37,300     3,345,810
         Kinder Morgan Management LLC..........   135,823     6,174,514
                                                          -------------
                                                             25,297,306
                                                          -------------
         COMMUNICATIONS EQUIPMENT & SERVICES - 5.9%
         Cisco Systems, Inc.*.................. 1,981,500    33,923,280
         Motorola, Inc.........................   503,600    11,376,324
         Nokia Oyj (ADR).......................   326,300     5,971,290
         QUALCOMM, Inc.........................   249,600    10,752,768
         Telefonaktiebolaget LM
           Ericsson (ADR)*(a)..................   191,400     6,584,160
                                                          -------------
                                                             68,607,822
                                                          -------------
         COMPUTERS & PERIPHERALS  -  3.6%
         Advanced Micro Devices, Inc.*.........   272,500     8,338,500
         Apple Computer, Inc.*.................   102,300     7,354,347
         Dell, Inc.*...........................   452,000    13,555,480
         Microchip Technology, Inc.............   198,100     6,368,915
         Network Appliance, Inc.*..............   231,600     6,253,200
                                                          -------------
                                                             41,870,442
                                                          -------------

           -------------------------------------------------------------
           SECURITY                                        VALUE
           DESCRIPTION                         SHARES     (NOTE 2)
           -------------------------------------------------------------

           DATA PROCESSING & MANAGEMENT - 0.8%
           Cognizant Technology Solutions
             Corp. - Class A*................   185,000 $   9,314,750
                                                        -------------
           EDUCATION - 1.1%
           Apollo Group, Inc. - Class A*.....   216,100    13,065,406
                                                        -------------
           ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.7%
           Broadcom Corp. - Class A*.........   308,700    14,555,205
           Danaher Corp......................   192,700    10,748,806
           PerkinElmer, Inc..................   281,300     6,627,428
                                                        -------------
                                                           31,931,439
                                                        -------------
           FINANCIALS - DIVERSIFIED - 6.3%
           American Express Co...............   116,000     5,969,360
           Chicago Merchantile Exchange
             Holdings, Inc...................    26,200     9,628,238
           Citigroup, Inc....................   147,800     7,172,734
           Franklin Resources, Inc...........    74,600     7,013,146
           Goldman Sachs Group, Inc. (The)...    99,700    12,732,687
           Legg Mason, Inc.(a)...............    67,100     8,031,199
           Lehman Brothers Holdings, Inc.....    32,000     4,101,440
           Nomura Holdings, Inc..............   264,300     5,076,504
           Prudential Financial, Inc.........   153,600    11,241,984
           T. Rowe Price Group, Inc..........    33,600     2,420,208
                                                        -------------
                                                           73,387,500
                                                        -------------
           FOOD PRODUCTS  -  2.0%
           Cadbury Schweppes Plc............. 1,032,190     9,741,209
           Nestle S.A........................    43,893    13,097,565
                                                        -------------
                                                           22,838,774
                                                        -------------
           HEALTH CARE EQUIPMENT & SUPPLIES - 3.8%
           Fisher Scientific Int'l., Inc.*(a)   127,000     7,856,220
           Medtronic, Inc....................   437,100    25,163,847
           Stryker Corp......................   101,100     4,491,873
           Varian Medical Systems, Inc.*.....   129,300     6,508,962
                                                        -------------
                                                           44,020,902
                                                        -------------
           HEALTH CARE PROVIDERS & SERVICES - 3.6%
           Aetna, Inc........................    86,600     8,167,246
           Caremark Rx, Inc.*................   114,100     5,909,239
           Medco Health Solutions, Inc.*.....   103,700     5,786,460
           Patterson Companies, Inc.*........    88,500     2,955,900
           Quest Diagnostics, Inc............   106,400     5,477,472
           UnitedHealth Group, Inc...........   213,500    13,266,890
                                                        -------------
                                                           41,563,207
                                                        -------------
           HOTELS, RESTAURANTS & LEISURE - 1.5%
           Carnival Corp.....................   324,100    17,329,627
                                                        -------------
           HOUSEHOLD PRODUCTS - 2.4%
           Procter & Gamble Co...............   291,600    16,877,808
           Reckitt Benckiser Plc.............   321,310    10,591,375
                                                        -------------
                                                           27,469,183
                                                        -------------
           INDUSTRIAL - DIVERSIFIED - 2.4%
           General Electric Co...............   789,100    27,657,955
                                                        -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)

            --------------------------------------------------------
            SECURITY                                      VALUE
            DESCRIPTION                        SHARES    (NOTE 2)
            --------------------------------------------------------
            INSURANCE - 2.6%
            American International Group, Inc. 325,300 $  22,195,219
            Hartford Financial Services
              Group, Inc. (The)...............  89,400     7,678,566
                                                       -------------
                                                          29,873,785
                                                       -------------
            INTERNET SOFTWARE & SERVICES - 5.5%
            eBay, Inc.*....................... 475,900    20,582,675
            Google, Inc.*.....................  44,500    18,461,270
            VeriSign, Inc.*................... 261,500     5,732,080
            Yahoo!, Inc.*..................... 503,900    19,742,802
                                                       -------------
                                                          64,518,827
                                                       -------------
            MANUFACTURING - 0.6%
            Corning, Inc.*.................... 386,400     7,596,624
                                                       -------------
            MEDIA  -  2.8%
            Comcast Corp. - Class A*.......... 563,000    14,463,470
            Time Warner, Inc.................. 587,400    10,244,256
            Walt Disney Co.................... 351,200     8,418,264
                                                       -------------
                                                          33,125,990
                                                       -------------
            OIL & GAS - 6.1%
            Apache Corp.......................  89,900     6,159,948
            EOG Resources, Inc................ 108,700     7,975,319
            Halliburton Co.................... 141,600     8,773,536
            Occidental Petroleum Corp......... 121,100     9,673,468
            Schlumberger, Ltd................. 142,900    13,882,735
            Smith International, Inc.(a)...... 350,700    13,014,477
            Transocean, Inc.*................. 169,300    11,798,517
                                                       -------------
                                                          71,278,000
                                                       -------------
            PHARMACEUTICALS - 8.1%
            Amgen, Inc.*...................... 278,200    21,938,852
            Eli Lilly & Co.................... 135,500     7,667,945
            Gilead Sciences, Inc.*............  78,300     4,120,929
            MedImmune, Inc.*.................. 207,100     7,252,642
            Novartis AG....................... 323,511    16,977,176
            Roche Holding AG..................  89,380    13,411,954
            Sanofi-Aventis.................... 103,140     9,039,108
            Teva Pharmaceutical Industries,
              Ltd. (ADR)(a)................... 318,200    13,685,782
                                                       -------------
                                                          94,094,388
                                                       -------------
            RETAIL - MULTILINE - 4.0%
            Costco Wholesale Corp............. 102,000     5,045,940

           -----------------------------------------------------------
           SECURITY                                         VALUE
           DESCRIPTION                         SHARES      (NOTE 2)
           -----------------------------------------------------------

           RETAIL - MULTILINE - CONTINUED
           CVS Corp..........................   409,700 $   10,824,274
           J.C. Penney Co., Inc..............   118,100      6,566,360
           Kohl's Corp.*.....................   190,400      9,253,440
           Target Corp.......................   108,200      5,947,754
           Wal-Mart Stores, Inc..............   204,800      9,584,640
                                                        --------------
                                                            47,222,408
                                                        --------------
           RETAIL - SPECIALTY - 4.6%
           Best Buy Co., Inc.................   209,700      9,117,756
           Coach, Inc.*......................   107,900      3,597,386
           Lowe's Cos., Inc..................   210,100     14,005,266
           Michaels Stores, Inc..............   175,300      6,200,361
           Staples, Inc......................   438,100      9,949,251
           Starbucks Corp.*..................   199,000      5,971,990
           Williams-Sonoma, Inc.*(a).........   106,800      4,608,420
                                                        --------------
                                                            53,450,430
                                                        --------------
           SEMICONDUCTOR EQUIPMENT & PRODUCTS - 2.7%
           International Rectifier Corp.*(a).   123,000      3,923,700
           Linear Technology Corp............   323,100     11,654,217
           Marvell Technology Group, Ltd.*...    97,300      5,457,557
           Texas Instruments, Inc............   330,100     10,586,307
                                                        --------------
                                                            31,621,781
                                                        --------------
           SOFTWARE - 7.1%
           Adobe Systems, Inc................   346,600     12,810,336
           Autodesk, Inc.....................   160,200      6,880,590
           EMC Corp.*........................   574,900      7,830,138
           First Data Corp...................   142,400      6,124,624
           Microsoft Corp.................... 1,253,300     32,773,795
           SAP AG (ADR)(a)...................   359,800     16,216,186
                                                        --------------
                                                            82,635,669
                                                        --------------
           TELECOMMUNICATION SERVICES - DIVERSIFIED - 2.0%
           Amdocs, Ltd.*.....................   170,700      4,694,250
           Sprint Corp.......................   526,300     12,294,368
           XM Satelite Radio Holdings,
             Inc. - Class A*(a)..............   240,600      6,563,568
                                                        --------------
                                                            23,552,186
                                                        --------------
           TELECOMMUNICATION SERVICES - WIRELESS - 0.7%
           American Tower Corp. - Class A*...   300,000      8,130,000
                                                        --------------
           Total Common Stocks (Cost $ 1,025,199,749)    1,132,095,417
                                                        --------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)

     ---------------------------------------------------------------------
     SECURITY                                     PAR          VALUE
     DESCRIPTION                                 AMOUNT       (NOTE 2)
     ---------------------------------------------------------------------
     SHORT-TERM INVESTMENTS 7.5%
     State Street Bank & Trust Co.,
       Repurchase Agreement, dated
       12/30/05 at 2.80% to be
       repurchased at $4,651 on 01/03/06
       collateralized by $10,000 FNMA
       3.125% due 12/15/07 with a value
       of $9,727.............................. $     4,650 $        4,650
     State Street Bank & Trust Co.,
       Repurchase Agreement, dated
       12/30/05 at 2.80% to be
       repurchased at $35,639,790 on
       01/03/06 collateralized by
       $36,375,000 FHLB 4.125% due
       10/19/07 with a value of
       $36,341,280............................  35,628,706     35,628,706
     State Street Bank & Trust Co.,
       Repurchase Agreement, dated
       12/30/05 at 2.80% to be
       repurchased at $185,702 on
       01/03/06 collateralized by $190,000
       FHLB 3.625% due 01/15/08 with a
       value of $189,357......................     185,644        185,644
     State Street Navigator Securities Lending
       Prime Portfolio(b).....................  51,990,284     51,990,284
                                                           --------------
     Total Short-Term Investments
     (Cost $ 87,809,284)                        87,809,284     87,809,284
                                                           --------------

     TOTAL INVESTMENTS - 104.5%
     (Cost $ 1,113,009,033)                                 1,219,904,701

     Other Assets and Liabilities (net)  - (4.5%)             (53,038,516)
                                                           --------------

     TOTAL NET ASSETS - 100.0%                             $1,166,866,185
                                                           ==============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FNMA - Federal National Mortgage Association

FHLB - Federal Home Loan Bank

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INFLATION PROTECTED BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)



      --------------------------------------------------------------------
      SECURITY                                   PAR           VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      --------------------------------------------------------------------

      MUNICIPALS - 0.5%
      Badger Tob Asset Securitization Corp.
        6.375%, due 06/01/32................ $   1,000,000 $     1,064,940
      California County Tob Securitization
        Agency 5.625%, due 06/01/23.........       180,000         182,144
      Golden State Tob Securitization Corp.
        6.750%, due 06/01/39................     1,000,000       1,119,610
      Ohio State 5.000%, due 06/15/13+......     1,000,000       1,085,250
      Tobacco Settlement Financing Corp.
        6.000%, due 06/01/23................     1,000,000       1,047,490
      Tobacco Settlement Revenue
        Management 6.375%, due
        05/15/28............................       200,000         214,020
                                                           ---------------
      Total Municipals
      (Cost $4,172,362)                                          4,713,454
                                                           ---------------

      DOMESTIC BONDS & DEBT SECURITIES - 19.3%
      ASSET-BACKED SECURITIES - 10.4%
      AAA Trust 4.480%, due 11/26/35
        (144A)(b)...........................       838,605         839,655
      Ace Securities Corp. 4.489%, due
        10/25/35+...........................     4,291,510       4,294,514
      Aegis Asset Backed Securities Trust
        4.580%, due 09/25/34+...............       527,393         527,720
      Argent Securities, Inc.
        4.499%, due 10/25/35+...............     1,312,239       1,313,152
       4.519%, due 02/25/36+................     5,505,777       5,507,500
      Asset Backed Funding Certificates
        4.489%, due 06/25/35+...............     1,964,333       1,964,333
       4.490%, due 06/25/35+................     5,796,582       5,798,897
      Asset Backed Secs Corporation Home
        4.489%, due 02/25/35+...............       482,269         482,637
      BAE Systems Holdings, Inc. 4.740%, due
        08/15/08 (144A)(b)+.................       300,000         300,406
      Bear Stearns Asset Backed Securities,
        Inc. 4.589%, due 01/25/29+..........       685,311         686,050
       4.579%, due 09/25/34+................     1,619,336       1,621,393
       4.719%, due 01/25/36+................       400,000         400,125
      Carrington Mortgage Loan Trust
        4.459%, due 06/25/35+...............       202,986         203,112
       4.499%, due 12/25/35+................     4,216,777       4,217,435
      Citigroup Mortgage Loan Trust, Inc.
        4.489%, due 09/25/35+...............     3,002,069       3,004,114
       4.900%, due 12/25/35+................       300,000         297,861
      Countrywide Asset-Backed Certificates
        4.479%, due 01/25/36+...............     2,217,815       2,219,335
       4.569%, due 01/25/36+................     1,300,000       1,300,993
      Equity One ABS, Inc. 4.679%, due
        04/25/34+...........................       785,944         787,899
      FBR Securitization Trust
        4.499%, due 09/25/35+...............     2,131,458       2,132,779
       4.559%, due 09/25/35+................     2,300,000       2,301,717
       4.489%, due 10/25/35+................       737,888         738,411
       4.499%, due 10/25/35+................     1,124,602       1,124,778

    -----------------------------------------------------------------------
    SECURITY                                      PAR           VALUE
    DESCRIPTION                                  AMOUNT        (NOTE 2)
    -----------------------------------------------------------------------

    ASSET-BACKED SECURITIES - CONTINUED
    First NLC Trust 4.490%, due
      12/25/35+.............................. $   2,236,479 $     2,237,863
    First USA Credit Card Master Trust
      4.560%, due 10/20/08+..................     2,700,000       2,702,469
    Ford Credit Auto Owner Trust 4.240%,
      due 03/15/08...........................     1,600,000       1,594,431
    Fremont Home Loan Trust 4.460%, due
      01/25/36+..............................     4,500,000       4,507,052
    GSAMP Mortgage Secs Corp. 4.490%,
      due 01/25/36+..........................     3,876,310       3,878,709
    GSAMP Trust 4.670%, due
      03/25/34+..............................       660,624         661,033
    Home Equity Asset Trust 4.489%, due
      02/25/36+..............................     1,058,969       1,059,811
    Indymac Residential Asset Backed Trust
      4.470%, due 03/25/36+..................     1,600,000       1,599,750
    Long Beach Mortgage Loan Trust
      4.579%, due 11/25/34+..................     1,709,017       1,711,094
    Merrill Lynch Mortgage Investors, Inc.
      4.479%, due 06/25/36+..................     3,223,511       3,225,222
     4.536%, due 06/25/36+...................     2,900,000       2,897,718
    Morgan Stanley ABS Capital I 4.529%,
      due 11/25/34+..........................       915,013         915,657
    New Century Home Equity Loan Trust
      4.489%, due 09/25/35+..................     1,142,085       1,142,941
     4.499%, due 10/25/35+...................       280,061         280,277
    Option One Mortgage Loan Trust
      4.479%, due 11/25/35+..................     1,570,008       1,571,106
    Park Place Securities, Inc. 4.549%, due
      02/25/35+..............................       579,481         579,922
    People's Choice Home Loan Securities
      Trust 4.489%, due 05/25/35+............       433,105         433,429
    Quest Trust 4.559%, due 03/25/35
      (144A)(b)+.............................       140,424         140,521
    Renaissance Home Equity Loan Trust
      4.529%, due 11/25/35+..................       555,098         370,320
    Residential Asset Mortgage Products, Inc.
     4.539%, due 09/25/13+...................     1,258,591       1,259,576
     4.719%, due 11/25/33+...................     1,957,695       1,958,908
     4.479%, due 05/25/35+...................       247,123         247,304
    Residential Asset Security Corp. 4.479%,
      due 10/25/35+..........................     3,253,030       3,255,182
    SLM Student Loan Trust 4.257%, due
      01/25/13+..............................     1,500,000       1,499,011
    Small Business Administration 4.504%,
      due 02/10/14...........................     2,509,711       2,452,238
    Soundview Home Loan Trust 4.489%,
      due 05/25/35+..........................     2,462,393       2,463,796
    Structured Adjustable Rate Mortgage
      Loan Trust 4.509%, due
      03/25/35+..............................       275,581         275,721

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INFLATION PROTECTED BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


     ----------------------------------------------------------------------
     SECURITY                                     PAR           VALUE
     DESCRIPTION                                 AMOUNT        (NOTE 2)
     ----------------------------------------------------------------------

     ASSET-BACKED SECURITIES - CONTINUED
     Structured Asset Investment Loan Trust
       4.468%, due 07/25/35+................. $     514,727 $       515,119
     Structured Asset Secs Corp. 4.900%, due
       04/25/35..............................     1,967,286       1,927,232
     Wachovia Auto Owner Trust 4.820%,
       due 02/20/09..........................     8,900,000       8,908,348
     Redwood Capital, Ltd. 2003-3 7.904%,
       due 01/01/06 (144A)(a)+...............     1,200,000       1,201,152
     Redwood Capital, Ltd. 2003-4 6.354%,
       due 01/01/06 (144A)(a)+...............     1,200,000       1,201,092
     Truman Capital Mortgage Loan Trust
       4.718%, due 01/25/34
       (144A)(b)+............................       165,469         165,883
                                                            ---------------
                                                                100,904,703
                                                            ---------------
     AUTOMOBILES - 0.5%
     Daimler Chrysler NA Holding 4.700%,
       due 03/07/07+.........................     4,400,000       4,397,004
                                                            ---------------
     COLLATERALIZED MORTGAGE OBLIGATIONS - 5.3%
     Banc of America Mortgage Securities
       6.500%, due 09/25/33..................       339,013         339,995
     Bear Stearns Adjustable Rate Mortgage
       Trust 4.203%, due 01/25/34+...........     3,355,714       3,333,205
     Countrywide Home Loans
       4.668%, due 04/25/35+.................     5,472,493       5,462,650
      4.718%, due 06/25/35
        (144A)(b)+...........................       889,293         891,179
     Credit Suisse First Boston Mortgage
       Securities Corp. 4.938%, due
       05/15/10..............................     1,100,000       1,101,287
     First Horizon Pass Trust Mortgage
       4.767%, due 06/25/34..................     1,256,857       1,247,695
     GE Capital Commercial Mortgage Corp.
       5.007%, due 12/10/37..................     7,143,456       7,004,050
     GGP Mall Properties Trust 5.007%, due
       11/15/11 (144A)(b)....................     1,345,237       1,347,089
     Greenpoint Mortgage Funding Trust
       4.598%, due 05/25/45+.................     3,061,853       3,058,557
      4.648%, due 11/25/45+..................     1,640,733       1,639,918
     GS Mortgage Security Corp. 4.541%, due
       09/25/35+.............................     2,453,951       2,415,342
     Saco I Trust 4.488%, due 10/25/33+......     2,630,552       2,632,181
     Sequoia Mortgage Trust 4.720%, due
       10/19/26+.............................       944,105         945,495
     SG Mortgage Secs Trust 4.478%, due
       09/25/35+.............................     2,101,176       2,102,477
     Small Business Administration
       Participation Certificates 4.880%, due
       11/01/24..............................     5,118,922       5,077,707

     ------------------------------------------------------------------------
     SECURITY                                    PAR           VALUE
     DESCRIPTION                                AMOUNT        (NOTE 2)
     ------------------------------------------------------------------------

     COLLATERALIZED MORTGAGE OBLIGATIONS - CONTINUED
     Structured Asset Securities Corp.
       4.508%, due 12/25/35
       (144A)(a)+........................... $   3,199,882 $     3,201,864
     Wachovia Mortgage Loan Trust LLC
       4.488%, due 10/25/35+................     1,853,820       1,855,096
     Washington Mutual
       4.481%, due 10/25/45+................     7,046,369       7,037,320
      4.638%, due 12/25/45+.................       890,247         893,460
                                                           ---------------
                                                                51,586,567
                                                           ---------------
     ELECTRIC UTILITIES - 0.1%
     Nisource Finance Corp. 4.950%, due
       11/23/09+............................       800,000         803,353
                                                           ---------------
     FINANCIALS - DIVERSIFIED - 2.8%
     Ford Motor Credit Co.
       6.875%, due 02/01/06.................     1,700,000       1,696,377
      5.290%, due 11/16/06+.................     2,400,000       2,330,887
      5.450%, due 03/21/07+.................     4,300,000       4,096,774
     General Electric Capital Corp.
       4.480%, due 03/04/08+................     3,300,000       3,303,201
      4.520%, due 12/12/08+.................       800,000         800,386
     General Motors Acceptance Corp.
       5.240%, due 05/18/06+................     1,500,000       1,472,077
      5.050%, due 01/16/07+.................       200,000         190,075
     Goldman Sachs Group, Inc.
       4.331%, due 08/01/06+................     3,300,000       3,302,300
      4.819%, due 06/28/10+.................     4,400,000       4,420,258
     Toyota Motor Credit Corp. 4.310%, due
       09/18/06+............................     5,500,000       5,501,155
                                                           ---------------
                                                                27,113,490
                                                           ---------------
     INSURANCE - 0.1%
     Residential Reinsurance, Ltd. 9.360%,
       due 06/08/06 (144A)(a)+..............       500,000         480,225
                                                           ---------------
     MISCELLANEOUS - 0.2%
     Phoenix Quake Wind, Ltd. 6.504%, due
       07/03/08 (144A)(a)+..................     1,500,000       1,525,755
     Vita Capital, Ltd. 5.404%, due 01/01/07
       (144A)(a)+...........................       800,000         801,448
                                                           ---------------
                                                                 2,327,203
                                                           ---------------
     Total Domestic Bonds & Debt Securities
     (Cost $188,063,827)                                       187,612,545
                                                           ---------------

     FOREIGN BONDS & DEBT SECURITIES - 2.6%
     BRAZIL - 0.1%
     Federative Republic of Brazil 8.000%,
       due 01/15/18.........................     1,055,000       1,140,983
                                                           ---------------
     CANADA - 0.1%
     Government of Canada 3.000%, due
       12/01/36.............................       629,172         747,101
                                                           ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INFLATION PROTECTED BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                  PAR           VALUE
      DESCRIPTION                              AMOUNT        (NOTE 2)
      -------------------------------------------------------------------

      CAYMAN ISLANDS - 0.3%
      Atlantic & Western, Ltd.
       10.500%, due 01/09/07
         (144A)(b)+........................ $   2,000,000 $     2,000,500
       10.750%, due 01/09/09
         (144A)(b)+........................     1,200,000       1,197,720
                                                          ---------------
                                                                3,198,220
                                                          ---------------
      FRANCE - 1.2%
      Government of France 3.000%, due
        07/25/12(c)........................     7,597,520      10,090,116
      Republic of France 2.400%, due
        03/23/06(c)........................       390,000         459,437
      Republic of France 5.000%, due
        01/12/06...........................       390,000         462,721
                                                          ---------------
                                                               11,012,274
                                                          ---------------
      JAPAN - 0.0%
      Resona Bank, Ltd. 5.850%, due
        09/29/49 (144A)(b)+................       200,000         199,535
                                                          ---------------
      NETHERLANDS - 0.1%
      Netherlands Kingdom 6.000%, due
        01/15/06...........................       700,000         831,164
                                                          ---------------
      RUSSIA - 0.8%
      Russian Federation 5.000%/7.500% due
        03/31/30++.........................     7,200,000       8,134,200
                                                          ---------------
      Total Foreign Bonds & Debt Securities
      (Cost $25,540,350)                                       25,263,477
                                                          ---------------
      U.S. GOVERNMENT & AGENCY OBLIGATIONS - 114.1%
      Federal Home Loan Mortgage Corp.
        4.720%, due 12/15/30+..............       600,903         602,962
       4.530%, due 02/25/45+...............     6,799,101       6,845,179
      Federal National Mortgage Assoc.
        4.325%, due 09/07/06+..............    32,600,000      32,603,521
       4.375%, due 09/21/06+...............    16,500,000      16,499,555
       5.500%, due 06/01/34................       792,459         785,705
       4.529%, due 08/25/34+...............     1,976,094       1,974,603
       4.197%, due 11/01/34................     8,376,840       8,285,570
       4.747%, due 01/01/35................       802,461         799,449
       5.500%, due 03/01/35................       850,902         843,013
       5.500%, due 04/01/35................       309,774         306,902
       5.500%, due 05/01/35................       818,571         810,982
       5.500%, due 06/01/35................     1,688,519       1,672,865
       5.500%, due 07/01/35................     2,542,592       2,519,020
       5.500%, due 08/01/35................     6,276,612       6,218,423
       5.500%, due 09/01/35................     2,527,634       2,504,201
       4.526%, due 03/01/44................    15,301,366      15,400,339
       5.500%, due TBA(d)..................    39,000,000      38,622,168
      FHLMC Structured Pass Through
        Securities
        4.509%, due 08/25/31+..............       320,377         322,121
       4.526%, due 10/25/44+...............    23,626,214      23,772,834

        ----------------------------------------------------------------
        SECURITY                            SHARES/PAR       VALUE
        DESCRIPTION                           AMOUNT        (NOTE 2)
        ----------------------------------------------------------------

        U.S. GOVERNMENT & AGENCY OBLIGATIONS - CONTINUED
        U.S. Treasury Inflation Index Bond
          2.375%, due 01/15/25............ $ 120,533,112 $   126,719,956
         3.625%, due 04/15/28.............    30,346,024      39,155,869
         3.875%, due 04/15/29.............    69,403,682      93,673,317
         3.375%, due 04/15/32.............     3,344,940       4,352,342
        U.S. Treasury Inflation Index Note
          3.375%, due 01/15/07............     3,373,596       3,399,428
         3.625%, due 01/15/08.............    27,080,235      27,815,436
         3.875%, due 01/15/09.............    61,833,712      65,007,575
         4.250%, due 01/15/10.............    32,886,529      35,661,363
         3.500%, due 01/15/11.............    61,973,040      66,253,084
         3.375%, due 01/15/12.............       780,206         839,179
         1.875%, due 07/15/13.............    24,137,344      23,814,893
         2.000%, due 01/15/14.............   114,392,412     113,780,298
         2.000%, due 07/15/14.............    66,776,184      66,424,073
        U.S. Treasury Note
          0.875%, due 04/15/10............    69,384,680      65,983,235
         3.000%, due 07/15/12.............    86,626,664      91,621,297
         4.250%, due 11/15/14.............    15,800,000      15,621,018
         1.625%, due 01/15/15.............    18,138,225      17,480,007
         1.875%, due 07/15/15.............    65,016,972      63,960,511
         4.500%, due 11/15/15.............    23,200,000      23,397,571
        U.S. Treasury Bond 6.625%, due
          02/15/27........................     1,500,000       1,903,478
                                                         ---------------
        Total U.S. Government & Agency
        Obligations
        (Cost $1,109,664,183)                              1,108,253,342
                                                         ---------------

        PREFERRED STOCK - 0.1%
        Federal National Mortgage Assoc.
        7.000%+ (Cost $470,000)                    9,400 $       512,300
                                                         ---------------
        OPTIONS - 0.0%
        Eurodollar Puts, Expire 03/01/06..    87,000,000               0
        Swaption Puts, Expire 01/19/2006..    94,000,000               0
                                                         ---------------
        Total Options
        (Cost $42,421)                                                 0
                                                         ---------------

        SHORT-TERM INVESTMENTS - 64.8%
        U.S. GOVERNMENT & AGENCY DISCOUNT NOTES - 5.2%
        Federal Home Loan Bank 3.350%, due
          01/03/06(c)..................... $  26,600,000 $    26,594,975
        Federal Home Loan Mortgage Corp.
          3.655%, due 02/28/06(c).........    23,600,000      23,439,546
        U.S Treasury Bill
          3.830%, due 03/16/06(c).........       315,000         312,515
         3.880%, due 03/16/06(c)..........        60,000          59,522
        U.S. Treasury Bill 3.926%, due
          03/02/06(c).....................        30,000          29,804
                                                         ---------------
                                                              50,436,362
                                                         ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INFLATION PROTECTED BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


     ----------------------------------------------------------------------
     SECURITY                                     PAR           VALUE
     DESCRIPTION                                 AMOUNT        (NOTE 2)
     ----------------------------------------------------------------------

     COMMERCIAL PAPER - 48.3%
     Bank of Ireland
       3.960%, due 01/27/06 (144A)(b)........ $   3,400,000 $     3,390,276
      4.330%, due 02/23/06 (144A)(b).........    25,000,000      24,840,632
     Barclays Plc
       4.155%, due 02/21/06..................    17,000,000      16,899,934
      4.410%, due 03/29/06...................    12,200,000      12,069,978
     BNP Paribas Finance
       4.118%, due 02/21/06..................     4,400,000       4,374,331
     CBA Finance, Inc.
       4.260%, due 01/09/06..................    10,000,000       9,990,533
      4.150%, due 01/31/06...................    18,700,000      18,635,329
     Citibank NA 4.340%, due 02/23/06........    23,000,000      23,000,000
     Danske Corp.
       4.280%, due 01/09/06 (144A)(b)........    24,300,000      24,276,888
      4.150%, due 02/27/06 (144A)(b).........       300,000         298,029
     Dexia Delaware LLC
       4.280%, due 01/10/06..................     2,800,000       2,797,004
      4.160%, due 02/02/06...................    26,000,000      25,903,858
     DNB Nor Bank ASA 4.165%, due
       02/03/06..............................    26,000,000      25,900,734
     Fortis Funding LLC 3.965%, due
       01/30/06 (144A)(b)....................    25,700,000      25,617,913
     General Electric Capital Corp.
       4.140%, due 01/27/06..................    12,700,000      12,662,027
      4.170%, due 02/01/06...................    12,200,000      12,156,192
     HBOS Treasury Services PLC 4.175%,
       due 02/07/06..........................    26,000,000      25,888,435
     IXIS Commercial Paper Corp. 4.195%,
       due 02/09/06 (144A)(b)................     1,200,000       1,194,547
      4.190%, due 02/16/06 (144A)(b).........    10,300,000      10,244,855
      4.280%, due 02/22/06 (144A)(b).........    15,600,000      15,503,557
      4.440%, due 04/19/06 (144A)(b).........     2,200,000       2,170,696
     National Australia Funding, Inc. 4.290%,
       due 01/05/06 (144A)(b)................    26,600,000      26,587,321
     Rabobank USA Financial Corp. 4.290%,
       due 01/03/06..........................     3,600,000       3,599,142
     Skandinaviska Enskilda Banken 3.985%,
       due 01/05/06 (144A)(b)................       400,000         399,823
      4.170%, due 02/03/06 (144A)(b).........     2,100,000       2,091,973
     Societe Generale North America
       4.310%, due 01/03/06..................       800,000         799,808
      4.145%, due 02/01/06...................     2,900,000       2,889,649
      4.430%, due 04/20/06...................    25,700,000      25,355,285
     Svenska Handelsbanken, Inc. 4.160%,
       due 02/02/06..........................    26,000,000      25,903,858

     ---------------------------------------------------------------------
     SECURITY                                   PAR            VALUE
     DESCRIPTION                               AMOUNT         (NOTE 2)
     ---------------------------------------------------------------------

     COMMERCIAL PAPER - CONTINUED
     Swedish National Housing Finance Corp.
       4.340%, due 03/06/06 (144A)(b)...... $  26,000,000 $    25,799,395
     UBS Finance, Inc.
       4.290%, due 01/03/06................     3,800,000       3,799,094
      4.300%, due 01/03/06.................       900,000         899,785
      4.155%, due 02/28/06.................    24,700,000      24,534,654
     Westpac Banking Corp.
       4.055%, due 01/17/06 (144A)(b)......       300,000         299,460
      4.190%, due 02/07/06 (144A)(b).......     1,700,000       1,692,679
      4.310%, due 02/28/06 (144A)(b).......       700,000         695,139
      4.220%, due 03/02/06 (144A)(b).......    18,000,000      17,873,400
     Westpactrust Securities, Ltd. 4.440%,
       due 04/28/06 (144A)(b)..............     8,600,000       8,475,902
                                                          ---------------
                                                              469,512,115
                                                          ---------------
     REPURCHASE AGREEMENTS - 11.3%
     Credit Suisse First Boston Corp.,
       Repurchase Agreement,
       dated 12/30/05 at 3.400% to be
       repurchased at $105,809,992 on
       01/03/06 collateralized by
       109,572,000 U.S. Treasury Note
       4.000% due 02/15/14 with a value of
       $108,224,681........................   105,800,000     105,800,000
     State Street Bank & Trust Co.,
       Repurchased Agreement,
       dated 12/30/05 at 2.000% to be
       repurchased at $3,602,800 on
       01/03/06 collateralized by 3,585,000
       FNMA 5.000% due 01/15/07 with a
       value of $3,675,557.................     3,602,000       3,602,000
                                                          ---------------
                                                              109,402,000
                                                          ---------------
     Total Short-Term Investments
     (Cost $629,350,477)                                      629,350,477
                                                          ---------------

     TOTAL INVESTMENTS - 201.4%
     (Cost $1,957,303,620)                                  1,955,705,595

     Other Assets and Liabilities (net) - (101.4%)           (984,494,557)
                                                          ---------------

     TOTAL NET ASSETS - 100.0%                            $   971,211,038
                                                          ===============

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INFLATION PROTECTED BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


PORTFOLIO FOOTNOTES:

+ Variable or floating rate security. The stated rate represents the rate at December 31, 2005.

++ Security is a "step-up" bond where coupon increases or steps up at a predetermaned date. Rates shown are current coupon and next coupon rate when security steps up.

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be illiquid by the portfolio's adviser. These securities represent in the aggregate 0.86% of net assets.

(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(c) Zero coupon bond- Interest rate represents current yield to maturity.

(d) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

The following table summarizes the portfolio composition of the Portfolios' holdings at December 31, 2005, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used

                                                      PERCENT OF
                                                       PORTFOLIO
              PORTFOLIO COMPOSITION BY CREDIT QUALITY (UNAUDITED)
              ---------------------------------------------------
                 AAA/Government/Government Agency        59.48%
                 AA                                      21.64%
                 A                                       11.08%
                 BBB                                      6.44%
                 BB                                       1.36%
                                                        ------
                 Total:                                 100.00%
                                                        ======

                                                   STRIKE     NUMBER OF
PUT OPTIONS                         EXPIRATION     PRICE      CONTRACTS      VALUE
--------------------------------------------------------------------------------------
U.S. Treasury Note 10 Year Futures  02/24/2006   $    107.00         (67) $   (10,469)
(Written Option Premium $29,095)

                                                   STRIKE     NUMBER OF
CALL OPTIONS                        EXPIRATION     PRICE      CONTRACTS      VALUE
--------------------------------------------------------------------------------------
U.S. Treasury Note 10 Year Futures  02/24/2006   $    111.00         (67) $   (16,750)
(Written Option Premium $15,485)

SECURITY SOLD SHORT                INTEREST RATE  MATURITY    PROCEEDS       VALUE
--------------------------------------------------------------------------------------
U.S. Treasury Note                        4.25%   11/15/2013 $14,300,164  $14,465,417
U.S. Treasury Note                        3.88%    1/15/2009  12,898,193   12,469,393
                                                             -----------  -----------
                                                             $27,198,357  $26,934,810
                                                             ===========  ===========


                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                      PAR         VALUE
      DESCRIPTION                                 AMOUNT       (NOTE 2)
      --------------------------------------------------------------------

      MUNICIPALS - 2.2%
      Badger Tobacco Asset Securitization Corp.
        6.125%, due 06/01/27................... $  295,000    $  311,001
       6.375%, due 06/01/32....................    360,000       383,378
      Badger Tobacco Asset Security Corp.
        5.750%, due 06/01/11...................  2,000,000     2,113,780
      California Infrastructure & Economic
        Development (AMBAC) 5.000%,
        due 07/01/36...........................  1,350,000     1,410,399
      California State Economic Recovery
        5.250%, due 07/01/12...................  3,300,000     3,596,637
      Clark County Nevada School District
        (FGIC) 6.970%, due
        06/15/13** (144A)(c)...................  1,000,000     1,212,920
      Energy Northwest Washington Electric
        Revenue
        5.500%, due 07/01/12...................  1,600,000     1,759,936
       7.220%, due 07/01/14** (144A)(c)........  1,000,000     1,229,360
      Florida State 5.000%, due 06/01/32.......    900,000       941,301
      Florida State Board of Education 5.000%,
        due 06/01/32...........................    400,000       417,268
      Georgia State
        6.220%, due 05/01/20** (144A)(c).......  1,000,000     1,161,660
      Golden State Tobacco Securitization Corp.
        6.250%, due 06/01/33...................    640,000       696,813
       6.750%, due 06/01/39....................  3,400,000     3,806,674
      Illinois Development Finance Authority
        (AMBAC) 6.350%, due
        02/01/33** (144A)(c)...................  3,705,000     3,881,951
      Liberty New York Development Corp.
        Revenue 5.250%, due 10/01/35...........  3,000,000     3,409,620
      New York City Municipal Water Finance
        Authority
        6.220%, due 06/15/34** (144A)(c).......  1,030,000     1,099,751
       5.000%, due 06/15/35 (144A)(c)..........    650,000       698,919
       5.000%, due 06/15/38** (144A)(c)........  2,400,000     2,579,136
      Northern Tobacco Securization Corp.
        6.500%, due 06/01/31...................    900,000       945,126
      Tacoma Washington Regional Water Supply
        Systems (MBIA Insured) 5.000%, due
        12/01/32...............................    800,000       825,880
      Texas State 4.750%, due
        04/01/35 (144A)(c).....................  2,400,000     2,431,824
      Texas State University Systems Financing
        Revenue 5.000%, due 03/15/34...........    890,000       924,915
      Tobacco Settlement Funding Corp.
        6.375%, due 06/01/32...................  1,400,000     1,535,072
       5.875%, due 05/15/39....................  2,000,000     2,098,660
       6.750%, due 06/01/39....................  1,200,000     1,339,572
       6.125%, due 06/01/42....................  1,200,000     1,258,416

     ---------------------------------------------------------------------
     SECURITY                                       PAR         VALUE
     DESCRIPTION                                  AMOUNT       (NOTE 2)
     ---------------------------------------------------------------------

     MUNICIPALS - CONTINUED
      6.250%, due 06/01/42..................... $1,300,000   $ 1,357,655
     Tobacco Settlement Revenue Management
       6.375%, due 05/15/28....................  1,800,000     1,926,180
     Wisconsin State (MBIA Insured) 5.000%,
       due 05/01/13............................  3,000,000     3,243,990
                                                             -----------
     Total Municipals (Cost $46,701,399)                      48,597,794
                                                             -----------

     DOMESTIC BONDS & DEBT SECURITIES - 12.4%
     AEROSPACE & DEFENSE - 0.0%
     General Dynamics Corp. 2.125%, due
       05/15/06................................    325,000       322,135
                                                             -----------
     AIRLINES - 0.0%
     United Airlines, Inc. 4.090%, due
       03/02/49**(c)(d)........................    277,646       277,717
                                                             -----------
     ASSET-BACKED SECURITIES - 1.9%
     Ameriquest Mortgage Securities, Inc.
       4.939%, due 06/25/34** (144A)(c)........    758,779       760,757
     Bank One Issuance Trust 4.419%, due
       10/15/08**..............................  7,100,000     7,104,966
     Bear Stearns Asset-Backed Securities, Inc.
       4.779%, due 10/27/32**..................    102,276       102,773
     Carrington Mortgage Loan Trust 4.469%,
       due 05/25/35**..........................  2,599,733     2,601,560
     Chec Loan Trust 4.549%, due
       01/25/25**..............................  1,038,517     1,039,248
     Citigroup Mortgage Loan Trust 4.469%,
       due 05/25/35**..........................  1,383,848     1,384,930
     Countrywide Asset-Backed Certificates
       4.689%, due 03/25/34**..................    259,160       259,326
     Daimler Chrysler Auto Trust 3.750%, due
       12/08/07................................  3,761,956     3,753,176
     First NLC Trust 4.489%, due
       09/25/35**..............................  2,767,204     2,769,070
     Fremont Home Loan Trust 4.469%, due
       04/25/35**..............................    912,359       913,065
     Household Automotive Trust
       3.300%, due 05/18/09....................  1,250,000     1,239,649
      4.390%, due 05/18/09.....................  5,859,438     5,850,275
     Household Home Equity Loan Trust
       4.720%, due 10/20/32**..................    134,705       134,837
     Ixis Real Estate Capital Trust 4.459%, due
       09/25/35**..............................  3,356,506     3,358,078
     Morgan Stanley Home Equity Loans
       4.499%, due 12/25/34....................    916,735       917,327
     Nissan Auto Lease Trust 2.900%, due
       08/15/07................................  2,200,000     2,181,215
     Option One Mortgage Loan Trust 4.699%,
       due 08/25/33**..........................     72,812        72,973
     Renaissance Home Equity Loan Trust
       4.819%, due 08/25/33**..................    754,000       756,663

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


     ---------------------------------------------------------------------
     SECURITY                                       PAR         VALUE
     DESCRIPTION                                  AMOUNT       (NOTE 2)
     ---------------------------------------------------------------------

     ASSET-BACKED SECURITIES - CONTINUED
      4.559%, due 02/25/35**................... $  735,365   $   735,900
     Residential Asset Securities Corp. 4.469%,
       due 04/25/35**..........................  3,433,610     3,436,304
     SLM Student Loan Trust 2.990%, due
       12/15/22 (144A)(c)......................    910,000       892,851
     Structured Asset Securities Corp. 4.879%,
       due 05/25/32**..........................    516,233       518,891
     Vanderbilt Mortgage Finance, Inc. 6.545%,
       due 04/07/18............................     15,452        15,494
     Wachovia Asset Securitization, Inc.
       4.639%, due 06/25/33**..................    325,655       326,626
                                                             -----------
                                                              41,125,954
                                                             -----------
     AUTOMOBILES - 0.2%
     Daimler Chrysler NA Holdings 7.200%,
       due 09/01/09............................    255,000       269,890
     Ford Motor Co. 7.450%, due 07/16/31.......  4,400,000     3,014,000
                                                             -----------
                                                               3,283,890
                                                             -----------
     BANKS - 0.3%
     ABN AMRO NA Holding Capital 6.523%,
       due 12/01/49** (144A)(c)................    345,000       367,929
     ANZ Capital Trust I 5.360%, due
       12/29/49 (144A)(c)......................    525,000       519,604
     HSBC Capital Funding LP
       8.030%, due 12/29/49 (144A)(c)..........    585,000       551,708
      9.547%, due 12/31/49** (144A)(c).........    350,000       409,997
     Popular NA, Inc.
       6.125%, due 10/15/06....................    610,000       613,565
      4.700%, due 06/30/09.....................     50,000        49,158
     Rabobank Capital Fund III 5.254%, due
       12/29/49** (144A)(c)....................    370,000       363,533
     RBS Capital Trust II 6.425%, due
       12/29/49**..............................    120,000       126,352
     RBS Capital Trust III 5.512%, due
       09/29/49**..............................    815,000       811,634
     SunTrust Banks, Inc. 2.500%, due
       11/01/06................................    525,000       512,867
     US Bank NA 2.850%, due 11/15/06...........    695,000       683,674
     Westpac Capital Trust III 5.819%, due
       12/29/49** (144A)(c)....................     80,000        81,861
     Westpac Capital Trust IV 5.256%, due
       12/29/49** (144A)(c)....................    165,000       161,930
     Fleet Boston Financial Corp. 7.375%, due
       12/01/09................................     70,000        75,999
                                                             -----------
                                                               5,329,811
                                                             -----------
     CHEMICALS - 0.0%
     Dow Chemical Co. 7.375%, due
       11/01/29................................    185,000       223,576

       -----------------------------------------------------------------
       SECURITY                                   PAR         VALUE
       DESCRIPTION                              AMOUNT       (NOTE 2)
       -----------------------------------------------------------------

       CHEMICALS - CONTINUED
       ICI Wilmington, Inc. 5.625%, due
         12/01/13............................ $   340,000  $   338,959
                                                           -----------
                                                               562,535
                                                           -----------
       COLLATERALIZED MORTGAGE OBLIGATIONS - 7.0%
       Adjustable Rate Mortgage Trust 4.626%,
         due 05/25/35**......................   7,376,124    7,280,006
       American Home Mortgage Investment
         Trust 4.390%, due 02/25/45**........   9,529,566    9,304,844
       Bank America Mortgage Securities, Inc.
         4.829%, due 01/25/34**..............   2,492,994    2,509,885
        5.000%, due 05/25/34.................   4,536,123    4,471,818
       Bank of America Funding Corp. 4.116%,
         due 05/25/35**......................  10,635,270   10,363,745
       Bear Stearns Adjustable Rate Mortgage
         Trust
         5.348%, due 02/25/33**..............     242,668      242,368
        4.750%, due 10/25/35.................   9,887,696    9,826,167
       Bear Stearns ALT-A Trust 5.424%, due
         05/25/35**..........................   7,606,760    7,632,508
       Bear Stearns Commercial Mortgage
         Securities, Inc. 5.060%, due
         11/15/16............................     382,289      382,616
       Cendant Mortgage Corp. 6.000%, due
         07/25/43 (144A)(c)..................     890,141      895,110
       Countrywide Home Loans
         4.699%, due 03/25/35**..............   6,698,687    6,691,179
        4.719%, due 06/25/35**
          (144A)(c)..........................  17,074,435   17,110,631
       Credit Suisse First Boston Mortgage
         Securities Corp.
         5.750%, due 09/22/17................   1,710,513    1,692,381
        2.478%, due 03/25/32**
          (144A)(c)..........................     307,579      308,553
        6.500%, due 04/25/33.................     889,809      893,481
        2.361%, due 08/25/33** (144A)(c).....     829,207      835,074
       DSLA Mortgage Loan Trust 5.387%, due
         07/19/44**..........................   7,806,364    7,886,725
       GMAC Mortgage Corp. 5.940%, due
         07/01/13............................      91,555       89,983
       GMAC Mortgage Corp. Loan Trust
         5.500%, due 09/25/34................   4,466,560    4,441,855
       Green Tree Financial Corp. 6.220%, due
         03/01/30............................     236,978      234,485
       GSR Mortgage Loan Trust
         6.000%, due 03/25/32................       7,019        7,009
        5.500%, due 11/25/35.................  10,295,396   10,331,103
       Harborview Mortgage Loan Trust 4.590%,
         due 05/19/35**......................   7,595,265    7,561,789
       Indymac ARM Trust 5.167%, due
         01/25/32**..........................       6,796        6,780

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                     PAR         VALUE
      DESCRIPTION                                AMOUNT       (NOTE 2)
      -------------------------------------------------------------------

      COLLATERALIZED MORTGAGE OBLIGATIONS - CONTINUED
      Indymac MBS, Inc. 4.779%, due
        05/25/33**............................ $3,330,746   $  3,338,280
      Mellon Residential Funding Corp. 4.290%,
        due 07/25/29**........................     86,347         86,994
      MLCC Mortgage Investors, Inc. 4.749%,
        due 03/15/25**........................    182,695        183,517
      Morgan Stanley Dean Witter Capital
        4.920%, due 03/12/35..................    495,000        488,185
      Residential Accredit Loans, Inc.
        5.500%, due 06/25/17..................     17,048         17,047
       4.779%, due 03/25/33**.................  3,130,654      3,135,049
      Residential Funding Mortgage Securities
        4.729%, due 06/25/18**................  1,840,155      1,841,512
      Sequoia Mortgage Trust 4.720%, due
        07/20/33**............................  1,299,308      1,303,325
      Structured Asset Mortgage Investments,
        Inc.
        5.046%, due 03/25/32**................  3,289,246      3,309,815
       4.609%, due 05/25/45**.................  6,963,372      6,940,367
      Washington Mutual, Inc.
        4.649%, due 12/25/27**................  7,555,581      7,554,737
       5.139%, due 10/25/32**.................    226,738        226,190
       4.324%, due 02/27/34**.................  1,121,861      1,117,491
       4.519%, due 12/25/40**.................      9,165          9,142
       4.726%, due 06/25/42**.................  2,960,273      2,969,509
       4.563%, due 08/25/42**.................  1,232,614      1,226,782
      Wells Fargo Mortgage-Backed Securities
        Trust 4.657%, due 09/25/33**..........  7,196,975      7,071,533
                                                            ------------
                                                             151,819,570
                                                            ------------
      COMMERCIAL SERVICES & SUPPLIES - 0.0%
      Cendant Corp. 7.125%, due 03/15/15......    240,000        269,575
                                                            ------------
      ELECTRIC UTILITIES - 0.3%
      Alabama Power Co. 2.800%, due
        12/01/06..............................    250,000        245,647
      Arizona Public Service Co. 4.650%, due
        05/15/15..............................    165,000        156,676
      Dominion Resources, Inc.
        8.125%, due 06/15/10..................    335,000        372,695
       6.300%, due 03/15/33...................    210,000        214,364
      DTE Energy Co. 6.375%, due 04/15/33.....    260,000        266,926
      Entergy Gulf States 3.600%, due
        06/01/08..............................  1,400,000      1,347,028
      FPL Group Capital, Inc. 7.625%, due
        09/15/06..............................    405,000        412,443
      Pacificorp 4.300%, due 09/15/08.........    250,000        246,291
      Pepco Holdings, Inc.
        6.450%, due 08/15/12..................     90,000         94,827
       7.450%, due 08/15/32...................    180,000        209,886

       ------------------------------------------------------------------
       SECURITY                                    PAR         VALUE
       DESCRIPTION                               AMOUNT       (NOTE 2)
       ------------------------------------------------------------------

       ELECTRIC UTILITIES - CONTINUED
       PSEG Power LLC
         5.500%, due 12/01/15................. $  420,000   $   417,729
        8.625%, due 04/15/31..................    245,000       323,354
       TXU Energy Co. 4.920%, due
         01/17/06**...........................    800,000       800,000
       Progress Energy, Inc. 6.850%, due
         04/15/12.............................    650,000       698,798
                                                            -----------
                                                              5,806,664
                                                            -----------
       FINANCIALS - DIVERSIFIED - 1.1%
       American General Finance Corp.
         3.000%, due 11/15/06.................    605,000       595,746
        4.500%, due 11/15/07..................    280,000       278,297
       CIT Group, Inc. 7.750%, due 04/02/12...  1,900,000     2,157,555
       Citigroup, Inc. 5.625%, due 08/27/12...  1,000,000     1,032,135
       Ford Motor Credit Co.
         7.375%, due 10/28/09.................     60,000        53,256
        5.700%, due 01/15/10..................  5,600,000     4,764,452
        7.875%, due 06/15/10..................  1,070,000       963,752
        7.000%, due 10/01/13..................  4,100,000     3,508,251
       General Electric Capital Corp.
         5.450%, due 01/15/13.................    375,000       384,684
        6.750%, due 03/15/32..................    165,000       194,329
       General Motors Acceptance Corp. 5.625%,
         due 05/15/09.........................  3,500,000     3,116,222
       Goldman Sachs Group, Inc. 5.700%, due
         09/01/12.............................     55,000        56,655
       Heller Financial, Inc. 6.375%, due
         03/15/06.............................    400,000       401,372
       Mid-State Trust - Class A 7.791%, due
         03/15/38.............................    327,676       355,460
       Mizuho Financial Group, Inc.
         8.790%, due 12/29/49** (144A)(c).....    390,000       421,858
        9.870%, due 12/31/49** (144A)(c)......    410,000       453,688
       Morgan Stanley Group, Inc. 5.300%, due
         03/01/13.............................    800,000       802,787
       Nisource Finance Corp. 6.150%, due
         03/01/13.............................    475,000       498,168
       Prudential Holding LLC 8.695%, due
         12/18/23 (144A)(c)...................    150,000       190,589
       Qwest Capital Funding, Inc. 7.750%, due
         08/15/06.............................    700,000       710,500
       SLM Corp. 5.625%, due 04/10/07.........    775,000       779,876
       Small Business Administration
         7.449%, due 08/01/10.................    670,165       713,820
        6.353%, due 03/01/11..................    142,553       148,110
        5.500%, due 10/01/18..................    167,910       170,542
                                                            -----------
                                                             22,752,104
                                                            -----------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


       ------------------------------------------------------------------
       SECURITY                                    PAR         VALUE
       DESCRIPTION                               AMOUNT       (NOTE 2)
       ------------------------------------------------------------------

       FOOD & DRUG RETAILING - 0.0%
       Safeway, Inc. 4.125%, due 11/01/08..... $  480,000    $  465,098
                                                             ----------

       HEALTH CARE EQUIPMENT & SUPPLIES - 0.0%
       HCA, Inc. 5.250%, due 11/06/08.........    450,000       446,321
                                                             ----------
       HEALTH CARE PROVIDERS & SERVICES - 0.0%
       UnitedHealth Group, Inc. 3.300%, due
         01/30/08.............................    340,000       329,712
                                                             ----------
       HOUSEHOLD DURABLES - 0.0%
       Centex Corp. 5.700%, due 05/15/14......    280,000       277,140
       D.R. Horton, Inc. 8.500%, due
         04/15/12.............................     60,000        64,404
       KB Home 5.750%, due 02/01/14...........    430,000       407,584
                                                             ----------
                                                                749,128
                                                             ----------
       INDUSTRIALS - 0.2%
       Airgas, Inc. 9.125%, due 10/01/11......  3,400,000     3,638,000
                                                             ----------
       INSURANCE - 0.0%
       Nationwide Financial Services, Inc.
         6.250%, due 11/15/11.................     55,000        57,959
        5.900%, due 07/01/12..................     60,000        62,638
                                                             ----------
                                                                120,597
                                                             ----------
       MEDIA - 0.1%
       Clear Channel Communications, Inc.
         5.500%, due 09/15/14.................    300,000       287,553
       Comcast Cable Holdings 8.375%, due
         03/15/13.............................    506,000       586,493
       Comcast Corp. 7.050%, due 03/15/33.....     75,000        81,224
       Cox Communications, Inc. 4.625%, due
         06/01/13.............................    430,000       401,195
       News America Holdings, Inc. 7.750%, due
         01/20/24.............................     25,000        28,255
       Time Warner Cos, Inc.
         9.150%, due 02/01/23.................    155,000       191,069
        8.375%, due 03/15/23..................    260,000       301,366
        7.625%, due 04/15/31..................    310,000       346,255
       News America Holdings, Inc. 8.250%, due
         08/10/18.............................    110,000       132,572
       Tele-Communications TCI Group 7.875%,
         due 02/15/26.........................    175,000       202,532
                                                             ----------
                                                              2,558,514
                                                             ----------
       OIL & GAS - 0.6%
       Duke Capital LLC.......................
        6.250%, due 02/15/13..................    375,000       391,093
        8.000%, due 10/01/19..................     55,000        65,789
       El Paso Corp. 7.750%, due 01/15/32.....  2,875,000     2,896,563
       Husky Energy, Inc. 6.150%, due
         06/15/19.............................    215,000       224,588

      --------------------------------------------------------------------
      SECURITY                                      PAR         VALUE
      DESCRIPTION                                 AMOUNT       (NOTE 2)
      --------------------------------------------------------------------

      OIL & GAS - CONTINUED
      Kinder Morgan Energy Partners
        7.400%, due 03/15/31................... $  225,000   $   259,962
       7.750%, due 03/15/32....................    135,000       161,613
       7.300%, due 08/15/33....................     90,000       103,330
      Magellan Midstream Partners 5.650%, due
        10/15/16...............................    385,000       388,833
      Pemex Project Funding Master Trust
        7.375%, due 12/15/14...................  1,700,000     1,892,950
       8.625%, due 02/01/22....................  2,944,000     3,635,840
      Pioneer Natural Resource 5.875%, due
        07/15/16...............................    405,000       401,860
      Transcontinental Gas Pipe Line Corp.
        8.875%, due 07/15/12 - Series B........     35,000        40,250
      Valero Energy Corp. 7.500%, due
        04/15/32...............................    225,000       274,310
      Williams Cos., Inc. (The) 6.375%, due
        10/01/10 (144A)(c).....................  2,900,000     2,910,875
                                                             -----------
                                                              13,647,856
                                                             -----------
      PAPER & FOREST PRODUCTS - 0.0%
      International Paper Co. 5.850%, due
        10/30/12...............................    115,000       116,850
                                                             -----------

      PHARMACEUTICALS - 0.0%
      Wyeth 6.450%, due 02/01/24...............    160,000       173,514
                                                             -----------
      RETAIL - MULTILINE - 0.0%
      Federated Department Stores, Inc. 6.300%,
        due 04/01/09...........................     60,000        61,919
                                                             -----------
      TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.6%
      MCI, Inc. 6.688%, due 05/01/09...........  4,700,000     4,864,500
      Qwest Communications International, Inc.
        7.500%, due 02/15/14 (144A)(c).........    511,000       527,608
      Qwest Corp. 8.875%, due 03/15/12.........  1,720,000     1,947,900
      SBC Communications, Inc.
        4.125%, due 09/15/09...................  4,000,000     3,865,752
       5.100%, due 09/15/14....................    380,000       371,858
       5.625%, due 06/15/16....................    455,000       458,701
      Sprint Capital Corp. 6.900%, due
        05/01/19...............................    220,000       242,845
      Verizon Global Funding Corp. 7.375%, due
        09/01/12...............................    185,000       206,594
      Verizon New York, Inc.
       6.875%, due 04/01/12 - Series A.........    325,000       339,218
       7.375%, due 04/01/32 - Series B.........    155,000       163,438
                                                             -----------
                                                              12,988,414
                                                             -----------
      TELECOMMUNICATION SERVICES - WIRELESS - 0.1%
      AT&T Wireless Services, Inc.
        7.875%, due 03/01/11                       260,000       292,047
       8.125%, due 05/01/12....................      5,000         5,785

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


       -----------------------------------------------------------------
       SECURITY                                   PAR         VALUE
       DESCRIPTION                              AMOUNT       (NOTE 2)
       -----------------------------------------------------------------

       TELECOMMUNICATION SERVICES - WIRELESS - CONTINUED
        8.750%, due 03/01/31................. $   245,000  $    325,547
       Cingular Wireless LLC
        6.500%, due 12/15/11.................     700,000       749,981
       Nextel Communications, Inc.
        7.375%, due 08/01/15.................      70,000        73,930
                                                           ------------
                                                              1,447,290
                                                           ------------
       TRANSPORTATION - 0.0%
       Norfolk Southern Corp.
        5.590%, due 05/17/25.................      60,000        60,119
        7.800%, due 05/15/27.................       7,000         8,895
        5.640%, due 05/17/29.................     168,000       169,321
        7.250%, due 02/15/31.................      65,000        79,096
       Union Pacific Corp. 6.625%, due
         02/01/29............................      50,000        56,644
                                                           ------------
                                                                374,075
                                                           ------------
       Total Domestic Bonds & Debt Securities
       (Cost $269,193,692)                                  268,667,243
                                                           ------------

       FOREIGN BONDS & DEBT SECURITIES - 12.5%
       ARUBA - 0.0%
       UFJ Finance Aruba AEC
        6.750%, due 07/15/13.................     220,000       240,568
                                                           ------------
       BELGIUM - 2.9%
       Kingdom of Belgium 0.010%, due
         01/12/06............................  50,000,000    59,171,530
       Telenet Communication NV 4.640%, due
         12/30/09 (144A)(b)..................   3,300,000     3,934,726
                                                           ------------
                                                             63,106,256
                                                           ------------
       BRAZIL - 0.7%
       Federal Republic of Brazil
         5.188%, due 04/15/06**..............     424,000       424,280
        11.250%, due 07/26/07................     700,000       760,900
        11.500%, due 03/12/08................   2,140,000     2,398,940
        5.250%, due 04/15/09**...............     395,328       393,790
        10.271%, due 06/29/09**..............   1,380,000     1,595,625
        9.250%, due 10/22/10.................     400,000       448,600
        11.000%, due 01/11/12................   1,265,000     1,546,463
        5.250%, due 04/15/12**...............   3,754,775     3,683,622
        8.000%, due 01/15/18.................   3,683,000     3,983,164
        11.000%, due 08/17/40................     100,000       129,025
                                                           ------------
                                                             15,364,409
                                                           ------------
       CAYMAN ISLANDS - 0.3%
       Hutchison Whampoa International, Ltd.
         6.250%, due 01/24/14 (144A)(c)......     245,000       256,881
       Mizuho Finance 5.790%, due 04/15/14
         (144A)(c)...........................     315,000       325,952

        ---------------------------------------------------------------
        SECURITY                                 PAR         VALUE
        DESCRIPTION                            AMOUNT       (NOTE 2)
        ---------------------------------------------------------------

        CAYMAN ISLANDS - CONTINUED
        Petroleum Export, Ltd. 5.265%, due
          06/15/11 (144A)(c)................ $ 4,800,000  $ 4,759,949
                                                          -----------
                                                            5,342,782
                                                          -----------
        FRANCE - 2.4%
        AXA S.A. 8.600%, due 12/15/30.......      60,000       80,422
        France Telecom S.A.
          7.750%, due 03/01/11..............     400,000      447,255
         8.500%, due 03/01/31...............     165,000      220,823
        Republic of France
          5.000%, due 01/12/06..............  11,680,000   13,852,012
         2.179%, due 02/09/06...............  14,360,000   16,964,971
         2.386%, due 05/24/06...............   9,070,000   10,637,583
        Satbirds Finance Sarl 4.896%, due
          04/04/13 (144A)(b)................   4,000,000    4,751,872
        Sigmakalon Group BV
          4.587%, due 06/30/12* (144A)(b)...     900,000    1,044,845
         1.000%, due 09/19/12* (144A)(b)....   1,800,000    2,129,563
         1.000%, due 09/19/13* (144A)(b)....   1,800,000    2,140,885
                                                          -----------
                                                           52,270,231
                                                          -----------
        GERMANY - 0.5%
        Federal Republic of Germany 2.013%,
          due 01/18/06......................   4,200,000    4,968,911
        Kappa Jefferson 5.908%,
          due 11/29/13 (144A)(b)............   2,250,000    2,643,530
         5.908%, due 11/29/14 (144A)(b).....   2,250,000    2,643,531
                                                          -----------
                                                           10,255,972
                                                          -----------
        HONG KONG - 0.2%
        Hong Kong Government 5.125%, due
          08/01/14 (144A)(c)................   4,000,000    4,013,328
                                                          -----------
        ITALY - 0.0%
        Telecom Italia Capital 4.000%, due
          11/15/08..........................     270,000      262,018
                                                          -----------
        KOREA - 0.1%
        Industrial Bank of Korea 4.000%, due
          05/19/14** (144A)(c)..............     335,000      321,426
        Korea First Bank 7.267%, due
          03/03/34** (144A)(c)..............     240,000      262,836
        Woori Bank Korea 5.750%, due
          03/13/14** (144A)(c)..............     305,000      307,733
                                                          -----------
                                                              891,995
                                                          -----------
        LUXEMBOURG - 0.0%
        Telecom Italia Capital 4.000%, due
          01/15/10..........................     510,000      486,192
                                                          -----------
        MEXICO - 0.6%
        United Mexican States
          6.375%, due 01/16/13..............   1,185,000    1,262,025
         6.625%, due 03/03/15...............     705,000      773,738

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


       --------------------------------------------------------------------
       SECURITY                                   PAR            VALUE
       DESCRIPTION                              AMOUNT          (NOTE 2)
       --------------------------------------------------------------------

       MEXICO - CONTINUED
        8.000%, due 09/24/22................. $ 1,500,000     $ 1,854,375
        11.500%, due 05/15/26................     130,000         212,875
        8.300%, due 08/15/31.................   5,925,000       7,628,437
                                                              -----------
                                                               11,731,450
                                                              -----------
       NETHERLANDS - 3.8%
       Deutsche Telekom Finance
         5.250%, due 07/22/13................     425,000         423,393
        8.250%, due 06/15/30.................      50,000          63,783
       Kingdom of the Netherlands 2.163%, due
         02/28/06............................  64,960,000      76,654,825
       UPC Broadband Holdings 4.600%, due
         04/01/10 (144A)(b)..................   4,300,000       5,068,987
                                                              -----------
                                                               82,210,988
                                                              -----------
       NORWAY - 0.0%
       Den Norske Bank
         7.729%, due 06/29/49** (144A)(c)....     115,000         128,889
                                                              -----------
       PANAMA - 0.1%
       Republic of Panama
         9.625%, due 02/08/11................     936,000       1,097,460
        9.375%, due 07/23/12.................     410,000         481,750
        9.375%, due 01/16/23.................     880,000       1,106,600
                                                              -----------
                                                                2,685,810
                                                              -----------
       PERU - 0.2%
       Republic of Peru
         9.125%, due 01/15/08................   2,200,000       2,376,000
        9.125%, due 02/21/12.................   1,660,000       1,904,850
        9.875%, due 02/06/15.................     400,000         482,000
                                                              -----------
                                                                4,762,850
                                                              -----------
       RUSSIA - 0.5%
       Morgan Stanley (Gazprom) 9.625%, due
         03/01/13 (144A)(c)..................     130,000         157,138
       Russian Federation
         8.250%, due 03/31/10................     240,000         255,672
        11.000%, due 07/24/18................     100,000         148,593
       Russian Federation 5.000%/7.5000%,
         due 03/31/30++......................   8,165,000       9,224,409
                                                              -----------
                                                                9,785,812
                                                              -----------
       SINGAPORE - 0.0%
       United Overseas Bank, Ltd. 5.375%, due
         09/03/19** (144A)(c)................     470,000         468,966
                                                              -----------
       SOUTH AFRICA - 0.0%
       Republic of South Africa 9.125%, due
         05/19/09............................     700,000         786,625
                                                              -----------
       SWEDEN - 0.0%
       Skandinaviska Enskilda Banken 4.958%,
         due 03/29/49** (144A)(c)............     415,000         399,212

      ----------------------------------------------------------------------
      SECURITY                                     PAR            VALUE
      DESCRIPTION                                AMOUNT          (NOTE 2)
      ----------------------------------------------------------------------

      SWEDEN - CONTINUED
      Swedbank Foreningssparbanken 9.000%,
        due 12/29/49** (144A)(c).............. $   180,000     $    206,756
                                                               ------------
                                                                    605,968
                                                               ------------
      UNITED KINGDOM - 0.1%
      BP Capital Markets Plc 2.750%, due
        12/29/06..............................     380,000          372,945
      British Telecom Plc 8.125%, due
        12/15/10..............................     190,000          216,511
      HBOS Capital Funding LP 6.071%, due
        06/30/49** (144A)(c)..................      45,000           46,572
      HBOS Plc 5.375%, due 12/29/49
        (144A)(c).............................     285,000          284,903
      HBOS Treasury Services Plc 3.600%, due
        08/15/07 (144A)(c)....................     425,000          417,122
      Standard Chartered Bank 8.000%, due
        05/30/31 (144A)(b)....................     235,000          304,202
                                                               ------------
                                                                  1,642,255
                                                               ------------
      UKRAINE - 0.1%
      Republic of Ukraine
        6.875%, due 03/04/11..................     200,000          206,610
       7.650%, due 06/11/13...................     500,000          540,800
      Republic of Ukraine - Series AI 11.000%,
        due 03/15/07..........................   1,926,538        2,004,562
                                                               ------------
                                                                  2,751,972
                                                               ------------
      Total Foreign Bonds & Debt Securities
      (Cost $265,554,502)                                       269,795,336
                                                               ------------
      U.S. GOVERNMENT & AGENCY OBLIGATIONS - 88.7%
      Federal Home Loan Mortgage Corp.
        5.500%, due 07/01/07..................     435,470          438,290
       4.500%, due 10/01/07...................   2,863,025        2,838,114
       7.000%, due 09/01/10...................      12,665           13,103
       6.500%, due 04/01/11...................     106,904          109,832
       6.000%, due 05/01/11...................     152,271          155,403
       2.750%, due 02/15/12...................   4,588,737        4,555,080
       5.500%, due 05/01/14...................      89,422           90,149
       6.000%, due 06/01/14...................     104,281          106,486
       6.000%, due 10/01/14...................      30,022           30,656
       6.000%, due 03/01/15...................       2,747            2,806
       5.500%, due 04/01/16...................      68,697           69,205
       4.000%, due 09/15/16...................   8,695,074        8,668,734
       5.000%, due 09/15/16...................   1,724,432        1,723,775
       3.500%, due 03/15/17...................  15,474,791       15,326,538
       5.000%, due 06/15/18...................   1,123,436        1,122,763
       5.500%, due 09/01/19...................   5,282,336        5,316,822
       5.000%, due 08/01/20...................     216,686          214,614
       6.000%, due 03/01/21...................     741,291          755,498
       6.000%, due 01/01/22...................   2,747,515        2,800,174
       6.000%, due 10/01/22...................   9,364,130        9,536,346

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


          ---------------------------------------------------------------
          SECURITY                               PAR           VALUE
          DESCRIPTION                          AMOUNT         (NOTE 2)
          ---------------------------------------------------------------

          U.S. GOVERNMENT & AGENCY OBLIGATIONS - CONTINUED
           6.000%, due 12/01/22............. $   545,945    $    555,986
           6.000%, due 02/01/23.............     825,966         841,157
           5.500%, due 03/01/23.............   2,963,350       2,966,653
           6.000%, due 04/01/23.............     452,523         460,582
           5.625%, due 11/15/23**...........   1,785,916       1,878,389
           6.500%, due 01/15/24.............     145,000         151,274
           5.803%, due 01/01/29**...........   3,649,497       3,765,496
           4.969%, due 05/15/29**...........     587,239         590,651
           6.500%, due 06/01/29.............       4,349           4,474
           6.000%, due 12/15/29.............     188,240         188,032
           5.925%, due 11/01/31**...........     294,581         295,688
           3.500%, due 07/15/32.............     614,428         589,217
           5.210%, due 08/01/32**...........   2,872,732       2,883,172
           4.619%, due 07/15/34**...........     943,569         946,183
           5.500%, due 05/01/35.............  54,240,678      53,771,723
           5.000%, due 08/01/35.............  10,493,740      10,162,531
           5.000%, due 09/01/35.............   4,387,202       4,248,730
           4.730%, due 07/25/44**...........  47,003,941      47,732,450
           4.526%, due 10/25/44**...........   8,753,319       8,807,640
                                                            ------------
                                                             194,714,416
                                                            ------------
          Federal National Mortgage Assoc.
            4.376%, due 09/22/06**..........  36,600,000      36,599,122
           5.500%, due 01/01/08.............      32,053          32,308
           5.500%, due 03/01/08.............      19,892          20,081
           5.500%, due 10/01/08.............      63,181          63,459
           6.090%, due 10/01/08.............     409,735         417,763
           5.500%, due 11/01/08.............     126,277         127,384
           6.000%, due 11/01/08.............      18,367          18,797
           5.500%, due 12/01/08.............     881,878         889,608
           5.500%, due 01/01/09.............     419,022         422,695
           5.500%, due 02/01/09.............     427,363         431,109
           5.500%, due 03/01/09.............      22,540          22,754
           6.500%, due 03/01/09.............       4,446           4,506
           5.500%, due 04/01/09.............     562,722         568,063
           5.500%, due 07/01/09.............     344,302         347,333
           5.500%, due 08/01/09.............     236,065         238,306
           4.000%, due 08/25/09.............   5,318,219       5,294,449
           5.500%, due 11/01/10.............     355,666         356,274
           5.500%, due 12/01/10.............       1,923           1,940
           5.500%, due 02/01/11.............     215,472         217,240
           5.500%, due 03/01/11.............     605,333         610,332
           5.500%, due 04/01/11.............       8,033           8,099
           7.000%, due 04/01/11.............      74,700          77,193
           5.500%, due 05/01/11.............     682,138         687,734
           7.000%, due 05/01/11.............      34,823          35,799
           5.500%, due 06/01/11.............     150,898         152,135
           5.500%, due 07/01/11.............     120,625         121,770
           4.500%, due 08/25/11.............  17,009,201      16,972,910
           5.500%, due 10/01/12.............     128,620         129,675

               ------------------------------------------------------------------
               SECURITY                           PAR               VALUE
               DESCRIPTION                      AMOUNT             (NOTE 2)
               ------------------------------------------------------------------

               U.S. GOVERNMENT & AGENCY OBLIGATIONS - CONTINUED
                5.500%, due 08/01/13......... $   21,483          $   21,665
                5.500%, due 09/01/13.........    203,165             204,885
                5.500%, due 10/01/13.........     24,484              24,691
                5.500%, due 11/01/13.........    439,556             443,277
                8.000%, due 11/01/13.........     38,989              40,184
                5.500%, due 12/01/13.........  1,790,241           1,805,397
                6.500%, due 12/01/13.........     26,967              27,740
                5.500%, due 01/01/14.........  1,049,296           1,057,923
                5.500%, due 02/01/14.........  8,382,094           8,452,835
                5.500%, due 03/01/14.........    867,046             874,156
                5.500%, due 04/01/14.........  1,268,820           1,279,349
                5.000%, due 04/25/14.........  6,146,899           6,134,332
                5.500%, due 05/01/14.........    174,435             175,852
                5.500%, due 06/01/14.........    157,253             158,530
                5.500%, due 07/01/14.........    427,888             431,363
                5.500%, due 08/01/14.........    491,688             495,681
                8.000%, due 08/01/14.........     12,401              13,063
                5.500%, due 09/01/14.........  1,538,629           1,551,656
                5.500%, due 10/01/14.........    271,117             273,412
                5.500%, due 12/01/14.........    260,799             262,984
                5.500%, due 08/01/15.........    205,219             206,956
                5.500%, due 02/01/16.........     37,082              37,365
                5.500%, due 03/01/16.........    223,662             225,372
                5.500%, due 04/01/16.........    697,222             702,565
                6.500%, due 04/01/16.........    280,775             288,931
                5.500%, due 05/01/16.........    465,261             469,116
                5.500%, due 06/01/16.........    508,742             512,631
                6.500%, due 06/01/16**.......    133,626             137,508
                6.500%, due 07/01/16.........    382,314             393,420
                6.500%, due 08/01/16.........     19,994              20,575
                6.000%, due 09/01/16.........     86,192              88,135
                6.500%, due 09/01/16.........    135,656             139,596
                6.500%, due 10/01/16.........    277,225             285,278
                5.500%, due 11/01/16.........    336,300             338,870
                6.500%, due 02/01/17.........    169,815             174,748
                6.000%, due 03/01/17.........     68,645              70,191
                6.000%, due 04/01/17.........     98,100             100,310
                3.500%, due 04/25/17.........  3,617,958           3,582,623
                6.000%, due 06/01/17.........    118,965             121,644
                6.000%, due 07/01/17.........    156,270             159,789
                6.500%, due 07/01/17.........    212,676             218,576
                6.500%, due 10/01/17.........     55,517              57,057
                5.500%, due 11/01/17.........  5,066,668           5,103,272
                5.000%, due 02/01/18.........    138,208             136,971
                5.000%, due 05/01/18.........     16,547              16,399
                5.000%, due 07/01/18.........    437,737             433,819
                5.000%, due 11/01/18.........     71,457              70,817
                5.000%, due 12/01/18.........    672,720             666,700
                6.000%, due 12/01/18.........     88,598              90,326

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


               ---------------------------------------------------------------
               SECURITY                           PAR               VALUE
               DESCRIPTION                      AMOUNT             (NOTE 2)
               ---------------------------------------------------------------

               U.S. GOVERNMENT & AGENCY OBLIGATIONS - CONTINUED
                5.000%, due 02/01/19......... $ 1,235,847        $ 1,224,788
                5.000%, due 03/01/19.........      84,322             83,491
                5.000%, due 04/01/19.........     793,233            785,409
                5.000%, due 06/01/19.........     433,615            429,803
                5.000%, due 07/01/19.........     953,802            944,395
                5.000%, due 09/01/19.........   3,485,770          3,451,391
                5.000%, due 10/01/19.........      97,723             96,759
                5.000%, due 11/01/19.........     133,948            132,627
                5.000%, due 12/01/19.........     511,182            506,144
                5.000%, due 01/01/20.........     641,902            635,494
                5.000%, due 02/01/20.........      88,315             87,444
                5.000%, due 03/01/20.........     189,520            187,612
                6.000%, due 06/01/22.........   8,312,160          8,460,806
                6.000%, due 09/01/22.........   2,299,684          2,341,323
                6.000%, due 10/01/22.........   1,455,251          1,481,275
                6.000%, due 01/01/23.........   2,650,223          2,697,617
                5.500%, due 06/01/23.........   3,551,745          3,553,558
                5.500%, due 03/01/25.........   4,846,014          4,848,488
                8.000%, due 10/01/25.........      10,753             11,485
                5.073%, due 10/01/28**.......     852,884            862,555
                6.000%, due 06/01/29.........      79,691             80,699
                5.500%, due 07/01/30.........     568,247            564,667
                7.500%, due 09/01/30.........       4,067              4,264
                7.011%, due 02/01/31**.......   1,767,491          1,783,842
                5.650%, due 09/01/31**.......     404,178            414,888
                4.770%, due 09/18/31**.......   2,466,917          2,484,027
                5.279%, due 04/25/32**.......     984,547          1,009,443
                5.454%, due 07/01/32**.......     383,905            380,102
                5.451%, due 09/01/32**.......   1,206,486          1,203,992
                5.500%, due 10/01/32.........     724,321            719,447
                4.802%, due 11/01/32**.......   1,752,320          1,752,909
                5.500%, due 11/01/32.........   1,115,187          1,107,683
                5.500%, due 12/01/32.........   2,797,772          2,778,947
                5.500%, due 01/01/33.........     972,322            965,779
                5.500%, due 03/01/33.........     325,910            323,621
                5.500%, due 06/01/33.........     463,805            460,549
                5.500%, due 07/01/33.........     440,918            437,822
                5.500%, due 08/01/33.........     717,100            712,065
                5.500%, due 02/01/34.........     430,532            427,510
                6.000%, due 02/01/34.........     734,865            742,767
                5.500%, due 03/01/34.........  11,245,770         11,149,933
                5.500%, due 04/01/34.........   1,002,581            994,037
                5.500%, due 05/01/34.........     573,409            568,522
                5.500%, due 06/01/34.........   2,185,418          2,166,793
                5.500%, due 07/01/34.........  13,788,959         13,671,449
                4.994%, due 09/01/34**.......  10,386,160         10,298,292
                5.393%, due 09/01/34**.......     704,177            706,808
                5.500%, due 09/01/34.........     155,232            153,909
                6.000%, due 09/01/34.........     324,600            327,770
                5.500%, due 10/01/34.........   9,224,552          9,145,941
                4.198%, due 11/01/34.........  28,481,255         28,170,938

        -----------------------------------------------------------------
        SECURITY                                PAR            VALUE
        DESCRIPTION                           AMOUNT          (NOTE 2)
        -----------------------------------------------------------------

        U.S. GOVERNMENT & AGENCY OBLIGATIONS - CONTINUED
         5.500%, due 11/01/34.............. $  9,143,933   $    9,066,009
         6.000%, due 11/01/34..............    7,476,028        7,549,051
         4.801%, due 12/01/34**............    6,831,702        6,816,032
         4.831%, due 12/01/34**............   18,521,732       18,427,280
         5.500%, due 12/01/34..............   13,931,908       13,813,180
         5.500%, due 01/01/35..............    3,186,890        3,159,287
         5.500%, due 02/01/35..............  127,980,858      126,887,416
         5.500%, due 03/01/35..............   28,941,384       28,681,914
         5.500%, due 04/01/35..............    7,338,747        7,270,711
         5.500%, due 05/01/35..............   18,015,366       17,860,334
         5.500%, due 06/01/35..............   60,643,674       60,081,458
         5.000%, due 07/01/35..............      796,965          772,475
         5.500%, due 07/01/35..............   46,443,284       46,012,717
         5.000%, due 08/01/35..............    4,265,004        4,133,944
         5.500%, due 08/01/35..............   62,955,743       62,372,092
         5.000%, due 09/01/35..............   11,979,735       11,611,608
         5.500%, due 09/01/35..............   66,832,939       66,213,343
         5.000%, due 10/01/35..............    5,151,702        4,993,394
         5.500%, due 10/01/35..............   18,980,641       18,804,675
         1.499%, due 11/01/35..............    4,284,040        4,283,766
         5.000%, due 11/01/35..............   39,246,641       38,040,625
         5.500%, due 11/01/35..............   32,172,550       31,874,284
         5.000%, due 12/01/35..............    2,356,854        2,284,430
         5.500%, due 12/01/35..............    7,255,775        7,188,488
         5.275%, due 12/01/36**............    2,102,692        2,110,449
         4.363%, due 08/01/41**............   10,035,137       10,141,558
         4.413%, due 09/01/41**............    5,667,002        5,740,583
         4.363%, due 07/01/42**............    5,189,789        5,230,097
         4.362%, due 08/01/42**............    2,106,132        2,122,479
         4.363%, due 08/01/42**............    2,475,234        2,493,361
         4.363%, due 10/01/44..............    6,899,626        6,959,929
         5.000%, due TBA(a)................   71,000,000       68,786,562
         5.500%, due TBA(a)................  444,100,000      439,776,477
         6.000%, due TBA(a)................    4,000,000        4,093,752
                                                           --------------
                                                            1,377,633,012
                                                           --------------
        Federal National Mortgage Assoc.,
          REMIC
          6.000%, due 12/25/30.............      961,614          959,335
         4.540%, due 05/25/34**............      606,248          604,580
                                                           --------------
                                                                1,563,915
                                                           --------------
        Government National Mortgage Assoc.
          8.250%, due 02/15/09.............       18,045           18,484
         6.000%, due 04/15/14..............       98,687          101,397
         4.375%, due 02/20/22**............       52,016           52,392
         4.375%, due 04/20/22**............        7,702            7,727
         4.375%, due 01/20/23**............      116,326          117,166
         7.000%, due 10/15/23..............       78,600           82,788
         7.500%, due 01/15/26..............       43,705           46,091
         4.125%, due 01/20/26**............       56,228           56,750
         4.375%, due 02/20/26**............       54,197           54,686

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


        ---------------------------------------------------------------
        SECURITY                                 PAR         VALUE
        DESCRIPTION                            AMOUNT       (NOTE 2)
        ---------------------------------------------------------------

        U.S. GOVERNMENT & AGENCY OBLIGATIONS - CONTINUED
         4.375%, due 05/20/26**............. $    94,699  $    94,961
         4.125%, due 11/20/26**.............      45,185       45,652
         4.375%, due 01/20/27**.............      33,441       33,722
         4.375%, due 02/20/27**.............      43,436       43,742
         4.375%, due 06/20/27**.............      35,775       35,905
         4.750%, due 08/20/27**.............     269,452      271,424
         4.500%, due 09/20/27**.............     193,419      193,166
         4.125%, due 11/20/27**.............     213,409      215,253
         4.250%, due 02/20/28**.............      79,828       80,050
         4.250%, due 03/20/28**.............      76,256       76,447
         4.375%, due 05/20/28**.............      38,225       38,382
         4.125%, due 10/20/28**.............      64,884       65,266
         4.375%, due 04/20/29**.............      91,854       92,200
         4.875%, due 04/20/29**.............      73,495       74,362
         4.375%, due 05/20/29**.............      91,719       92,242
         4.500%, due 07/20/29**.............      95,811       95,876
         4.500%, due 08/20/29**.............      83,511       83,506
         4.500%, due 09/20/29**.............     190,114      190,013
         4.125%, due 10/20/29**.............      64,708       65,179
         4.250%, due 01/20/30**.............     320,412      320,827
         4.375%, due 04/20/30**.............     227,671      229,208
         4.375%, due 05/20/30**.............     278,737      280,618
         4.375%, due 06/20/30**.............     120,615      121,250
         4.125%, due 10/20/30**.............      24,042       24,209
         4.125%, due 11/20/30**.............     354,089      355,859
         4.125%, due 12/20/30**.............      12,761       12,850
         7.500%, due 04/15/31...............   6,290,589    6,810,360
         4.375%, due 04/20/31**.............     251,927      253,663
         4.500%, due 08/20/31**.............      39,163       39,220
         4.500%, due 10/20/31**.............       8,196        8,279
         3.750%, due 03/20/32**.............       6,278        6,238
         4.375%, due 04/20/32**.............      22,594       22,739
         4.500%, due 04/20/32**.............      76,476       76,796
         4.375%, due 05/20/32**.............     288,115      289,392
         5.000%, due 07/20/32**.............      69,510       70,402
         4.000%, due 03/20/33**.............      74,376       74,286
         4.500%, due 09/20/33**.............     663,374      661,627
                                                          -----------
                                                           12,082,652
                                                          -----------
        Government National Mortgage Assoc.,
          REMIC
          4.870%, due 02/16/30**............      79,977       80,705
         4.670%, due 01/16/31**.............     296,784      298,057
                                                          -----------
                                                              378,762
                                                          -----------
        U.S. Treasury Bond
          8.750%, due 05/15/17..............  34,200,000   46,974,247
         8.125%, due 08/15/19...............  20,580,000   27,926,113
         6.125%, due 11/15/27...............   1,700,000    2,051,955
                                                          -----------
                                                           76,952,315
                                                          -----------

         --------------------------------------------------------------
         SECURITY                             SHARES/        VALUE
         DESCRIPTION                        PAR AMOUNT      (NOTE 2)
         --------------------------------------------------------------

         U.S. GOVERNMENT & AGENCY OBLIGATIONS - CONTINUED
         U.S. Treasury Inflation Index Note
           3.875%, due 01/15/09............ $    485,824 $      510,761
          1.875%, due 07/15/13.............    7,916,996      7,811,233
          2.000%, due 07/15/14.............   12,046,494     11,982,972
                                                         --------------
                                                             20,304,966
                                                         --------------
         U.S. Treasury Note
           2.500%, due 10/31/06............   13,000,000     12,803,479
          3.875%, due 09/15/10.............   49,940,000     48,915,880
          4.250%, due 08/15/13.............   32,200,000     31,922,050
          4.250%, due 11/15/13.............   38,000,000     37,649,716
          4.250%, due 08/15/14.............   45,100,000     44,620,858
          4.250%, due 11/15/14.............   56,845,000     56,201,060
          1.875%, due 07/15/15.............    6,451,515      6,346,684
                                                         --------------
                                                            238,459,727
                                                         --------------
         Total U.S. Government & Agency Obligations
         (Cost $1,929,975,509)                            1,922,089,765
                                                         --------------

         PREFERRED STOCK - 0.1%
         ING Capital Funding Trust III,
           8.439%**........................      200,000        227,642
         Federal National Mortgage Assoc.,
           7.00%**.........................       27,500      1,498,750
         Home Ownership Funding, 13.331%/
           1.000%+++ (144A)(b).............        2,500        691,484
                                                         --------------
         Total Preferred Stock
         (Cost $2,587,578)                                    2,417,876
                                                         --------------
         RIGHTS - 0.0%
         United Mexican States, due
           06/01/07*(e)....................    1,500,000         39,375
         United Mexican States, due
           06/30/2006*(e)..................    1,500,000         30,825
                                                         --------------
         Total Rights
         (Cost $0)                                               70,200
                                                         --------------

         OPTIONS - 0.1%
         Currency Swap JPY Calls, Expire
           12/11/2006......................    5,300,000         46,322
         Eurodollar Puts, Expire 12/18/06..    4,495,000         11,238
         Swaption Calls, Expire 04/04/06...   24,500,000         13,597
         Swaption Calls, Expire 06/02/06...   10,400,000         46,332
         Swaption Calls, Expire 08/08/06...  137,400,000        511,265
         Swaption Calls, Expire 10/04/06...   18,400,000         44,988
         Swaption Calls, Expire 10/12/06...    1,479,000        211,497
         Swaption Puts, Expire 10/18//06...   74,300,000        205,960
                                                         --------------
         Total Options (Cost $1,904,103)                      1,091,199
                                                         --------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)

       ------------------------------------------------------------------
       SECURITY                                    PAR         VALUE
       DESCRIPTION                               AMOUNT       (NOTE 2)
       ------------------------------------------------------------------

       SHORT-TERM INVESTMENTS - 15.7%
       U.S. GOVERNMENT & AGENCY DISCOUNT NOTES - 3.0%
       Federal Home Loan Bank 3.350%, due
         01/03/06+............................ $59,600,000  $ 59,588,742
       U.S. Treasury Bill
        3.921%, due 03/02/06+.................      20,000        19,869
        3.830%, due 03/16/06+.................   6,195,000     6,146,171
                                                            ------------
                                                              65,754,782
                                                            ------------
       COMMERCIAL PAPER - 11.2%
       Cox Communications, Inc. 4.669%, due
         01/17/06 (144A)(c)...................   6,700,000     6,700,000
       Ixis Commercial Paper Corp. 3.850%, due
         01/18/06 (144A)(c)...................  18,200,000    18,166,911
       Rabobank USA Financial Corp. 4.290%,
         due 01/03/06.........................  59,500,000    59,485,819
       Skandinaviska Enskilda Banken
       4.070%, due 01/19/06 (144A)(c).........     400,000       399,186
       4.210%, due 02/09/06 (144A)(c).........  19,400,000    19,311,520
       Societe Generale North America 4.310%,
         due 01/03/06.........................  59,500,000    59,485,753
       UBS Finance (Delaware) LLC 3.960%, due
         01/27/06.............................   5,900,000     5,883,126
       UBS Finance, Inc.
        4.190%, due 01/03/06..................     100,000        99,977
        4.290%, due 01/03/06..................  58,400,000    58,386,081
        4.300%, due 01/03/06..................     800,000       799,809
       Westpac Banking Corp. 4.315%, due
         03/01/06 (144A)(c)...................  14,100,000    14,000,288
                                                            ------------
                                                             242,718,470
                                                            ------------

       REPURCHASE AGREEMENT - 1.5%
       Lehman Brothers, Inc., Repurchase
         Agreement, dated 12/30/05 at 3.25%
         to be repurchased at $17,001,535 on
         01/03/06 collateralized by
         $17,835,000 U.S. Treasury Bill 4.070%
         due 01/26/06 with a value of
         $17,333,714..........................  17,000,000    17,000,000
       Lehman Brothers, Inc., Repurchase
         Agreement, dated 12/30/05 at 3.40%
         to be repurchased at $11,201,058 on
         01/03/06 collateralized by $8,750,000
         U.S. Treasury Note 4.25% due
         01/15/10 with a value of
         $11,235,786..........................  11,200,000    11,200,000

     ------------------------------------------------------------------------
     SECURITY                                    PAR              VALUE
     DESCRIPTION                                AMOUNT           (NOTE 2)
     ------------------------------------------------------------------------

     REPURCHASE AGREEMENT - CONTINUED
     State Street Bank & Trust Co.,
       Repurchased Agreement, dated
       12/30/05 at 2.000% to be
       repurchased at $4,360,969 on
       01/03/06 collateralized by $4,340,000
       FNMA 5.000% due 01/15/07 with a
       value of $4,449,628.................. $  4,360,000    $     4,360,000
                                                             ---------------
                                                                  32,560,000
                                                             ---------------
     Total Short-Term Investments
     (Cost $341,033,252)                                         341,033,252
                                                             ---------------

     TOTAL INVESTMENTS - 131.7%
     (Cost $2,856,950,035)                                     2,853,762,665

     Other Assets and Liabilities (net) - (31.7%)               (686,838,057)
                                                             ---------------

     TOTAL NET ASSETS - 100.0%                               $ 2,166,924,608
                                                             ===============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

** Variable or floating rate security. The stated rate represents the rate at December 31, 2005.

+ Zero coupon bond- Interest rate represents current yield to maturity.

++ Security is a "step-up" bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.

+++ Security is a "step-down" bond where coupon decreases or steps down at a predetermined date. Rates shown are current coupon and next coupon rate when security steps down.

(a) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be illiquid by the portfolio's adviser. These securities represent in the aggregate 1.17% of net assets.

(c) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(d) Security is in default.

(e) Illiquid securities representing in the aggregate 0.00% of net assets.

AMBAC - Ambac Indemnity Corporation

FNMA - Federal National Mortgage Association

FGIC - Financial Guaranty Insurance Corporation

MBIA - Municipal Bond Insurance Association

REMIC - Real Estate Mortgage Investment Conduit

The following table summarizes the portfolio composition of the Portfolios' holdings at December 31, 2005 based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

                                                        PERCENT
                                                          OF
               PORTFOLIO COMPOSITION BY CREDIT QUALITY PORTFOLIO
               -------------------------------------------------
                  AAA/Government/Government Agency       83.05%
                  AA                                      3.67%
                  A                                       7.80%
                  BBB                                     3.22%
                  BB                                      1.73%
                  B                                       0.53%
                                                        ------
                  Total:                                100.00%
                                                        ======

                                               STRIKE   NUMBER OF
PUT OPTIONS                         EXPIRATION PRICE    CONTRACTS      VALUE
--------------------------------------------------------------------------------
U.S. Treasury Note 10YR Future      02/24/2006 $107.00        (115) $   (17,969)
                                                                    -----------
(Written Option Premium $26,579)                                    $   (17,969)
                                                                    ===========

                                               STRIKE   NUMBER OF
CALL OPTIONS                        EXPIRATION PRICE    CONTRACTS      VALUE
--------------------------------------------------------------------------------
Swap Option 3 Month LIBOR           06/02/2006    4.00 (25,200,000) $   (10,937)
Swaption                            10/04/2006    4.54  (7,800,000)     (53,485)
U.S. Treasury Note 10YR Future      02/24/2006  111.00        (115)     (28,750)
Swap Option 3 Month LIBOR           04/04/2006    4.54 (10,500,000)     (20,443)
OTC 3 Month LIBOR                   06/10/2012    4.30 (63,700,000)    (255,373)
OTC 3 Month LIBOR                   10/18/2006    4.56 (32,000,000)    (239,424)
Swaption                            08/08/2006    4.78 (59,200,000)    (562,992)
                                                                    -----------
(Written Option Premium $1,840,502)                                 $(1,171,404)
                                                                    ===========

                                 INTEREST
 SECURITIES SOLD SHORT             RATE    MATURITY    PROCEEDS      VALUE
 -----------------------------------------------------------------------------
 U.S. Treasury Note                3.25%  08/15/2007 $ 28,694,601 $ 28,484,583
 U.S. Treasury Note                3.00%  11/15/2007   29,213,638   29,261,730
 U.S. Treasury Note                4.00%  11/15/2012   26,902,655   27,112,483
 U.S. Treasury Note                3.88%  02/15/2013    7,202,565    7,077,868
 U.S. Treasury Note                3.63%  05/15/2013   61,250,921   61,921,220
 Federal National Mortgage Corp.   5.00%         TBA   39,534,570   39,718,750
                                                     -------------------------
                                                     $192,798,950 $193,576,634
                                                     =========================

MET INVESTORS SERIES TRUST
MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      ----------------------------------------------------------------------
      SECURITY                                                  VALUE
      DESCRIPTION                                     SHARES   (NOTE 2)
      ----------------------------------------------------------------------

      COMMON STOCKS - 98.9%
      AEROSPACE & DEFENSE - 0.1%
      AAR Corp.*(a)..................................  1,926 $     46,128
      Triumph Group, Inc.*...........................    623       22,808
                                                             ------------
                                                                   68,936
                                                             ------------
      AIR FREIGHT & LOGISTICS - 0.1%
      ABX Air, Inc.*.................................  4,458       34,906
                                                             ------------
      AIRLINES - 0.7%
      Alaska Air Group, Inc.*(a).....................  4,059      144,987
      ExpressJet Holdings, Inc.*..................... 19,563      158,265
      World Air Holdings, Inc.*......................  1,697       16,325
                                                             ------------
                                                                  319,577
                                                             ------------
      AUTO COMPONENTS - 2.2%
      BorgWarner, Inc................................  5,504      333,707
      Noble International, Ltd.(a)...................  1,213       25,279
      Tenneco Automotive, Inc.*(a)................... 28,067      550,394
      Titan International, Inc.(a)...................  2,359       40,693
      Visteon Corp.*.................................  3,452       21,610
                                                             ------------
                                                                  971,683
                                                             ------------
      AUTOMOBILES - 2.0%
      Autoliv, Inc................................... 19,693      894,456
                                                             ------------
      BANKS - 2.0%
      Anchor BanCorp Wisconsin, Inc..................  1,761       53,429
      Center Financial Corp..........................    461       11,599
      City Holding Co................................  1,148       41,270
      Corus Bankshares, Inc.(a)......................  6,028      339,195
      First Regional Bancorp.*.......................    122        8,241
      Independent Bank Corp.(a)......................  1,422       38,721
      IndyMac Bancorp, Inc.(a).......................  4,300      167,786
      Lakeland Financial Corp.(a)....................    100        4,038
      Provident Financial Holdings, Inc..............    402       10,573
      R&G Financial Corp. - Class B(a)............... 14,569      192,311
      Republic Bancorp, Inc. - Class A(a)............    374        8,022
      Southwest Bancorp, Inc.........................    799       15,980
                                                             ------------
                                                                  891,165
                                                             ------------
      BIOTECHNOLOGY - 0.1%
      ArQule, Inc.*(a)...............................  2,208       13,513
      Charles River Laboratories International, Inc.*    158        6,694
      Diversa Corp.*(a)..............................  3,550       17,040
      Incyte Corp.*(a)...............................  2,667       14,242
                                                             ------------
                                                                   51,489
                                                             ------------
      BUILDING PRODUCTS - 0.8%
      Huttig Building Producs, Inc.*(a)..............  1,808       15,187
      Louisiana-Pacific Corp......................... 10,300      282,941
      Universal Forest Products, Inc.................  1,503       83,041
                                                             ------------
                                                                  381,169
                                                             ------------
      CHEMICALS - 0.1%
      NewMarket Corp.*...............................  2,000       48,920
                                                             ------------

         --------------------------------------------------------------
         SECURITY                                             VALUE
         DESCRIPTION                               SHARES    (NOTE 2)
         --------------------------------------------------------------

         COMMERCIAL SERVICES & SUPPLIES - 4.4%
         Administaff, Inc.(a).....................   8,764 $    368,526
         Arbitron, Inc............................   6,556      248,997
         CCC Information Services Group, Inc.*(a).     785       20,583
         Consolidated Graphics, Inc.*.............   2,373      112,338
         Darling International, Inc.*(a)..........   4,064       16,134
         Education Management Corp.*..............   6,232      208,834
         Labor Ready, Inc.*.......................   9,675      201,433
         NCO Group, Inc.*.........................     993       16,802
         Rent-A-Center, Inc.*.....................  28,150      530,909
         Spherion Corp.*..........................   2,300       23,023
         StarTek, Inc.(a).........................   1,900       34,200
         Steelcase, Inc. - Class A(a).............   6,930      109,702
         TeleTech Holdings, Inc.*(a)..............   7,483       90,170
                                                           ------------
                                                              1,981,651
                                                           ------------
         COMMUNICATIONS EQUIPMENT - 2.6%
         Brocade Communications Systems, Inc.*.... 143,833      585,400
         CenturyTel, Inc..........................  15,469      512,952
         Methode Electronics, Inc.................   3,744       37,328
         NETGEAR, Inc.*(a)........................     556       10,703
                                                           ------------
                                                              1,146,383
                                                           ------------
         COMMUNICATIONS EQUIPMENT & SERVICES - 0.1%
         Commonwealth Telephone Enterprises, Inc..   2,006       67,743
                                                           ------------
         COMPUTERS & PERIPHERALS - 2.1%
         Catapult Communications Corp.*(a)........   2,243       33,174
         Emulex Corp.*............................  40,589      803,256
         MTS Systems Corp.........................     700       24,248
         Systemax, Inc.*(a).......................   2,477       15,457
         TTM Technologies, Inc.*(a)...............   7,120       66,928
                                                           ------------
                                                                943,063
                                                           ------------
         CONTAINERS & PACKAGING - 0.6%
         Graphic Packaging Corp.*(a)..............   2,629        5,994
         Greif, Inc. - Class A(a).................   3,799      251,798
                                                           ------------
                                                                257,792
                                                           ------------
         EDUCATION - 0.9%
         Career Education Corp.*..................  11,844      399,380
                                                           ------------
         ELECTRIC SERVICES - 0.4%
         Alliant Energy Corp......................     574       16,095
         Black Hills Corp.........................   4,198      145,293
         Puget Energy, Inc........................     424        8,658
                                                           ------------
                                                                170,046
                                                           ------------
         ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.5%
         Analogic Corp.(a)........................   1,620       77,517
         Checkpoint Systems, Inc.*................   3,690       90,958
         FEI Co.*(a)..............................     568       10,889
         OmniVision Technologies, Inc.*(a)........  18,409      367,444

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


          ------------------------------------------------------------
          SECURITY                                           VALUE
          DESCRIPTION                              SHARES   (NOTE 2)
          ------------------------------------------------------------

          ELECTRONIC EQUIPMENT & INSTRUMENTS - CONTINUED
          Sigmatel, Inc.*(a)...................... 10,240 $    134,144
          Stoneridge, Inc.*.......................  2,270       15,027
                                                          ------------
                                                               695,979
                                                          ------------
          ENERGY EQUIPMENT & SERVICES - 0.1%
          Energen Corp............................    198        7,191
          TransMontaigne, Inc.*(a)................  6,669       44,016
                                                          ------------
                                                                51,207
                                                          ------------
          FINANCIAL SERVICES - 6.8%
          Accredited Home Lenders Holding Co.*(a).  7,640      378,791
          Affiliated Managers Group, Inc.*(a)..... 11,147      894,547
          Asset Acceptance Capital Corp.*.........  1,632       36,655
          ASTA Funding, Inc.(a)...................  1,130       30,894
          Calamos Asset Management, Inc. - Class A  1,604       50,446
          CompuCredit Corp.*(a)...................  9,000      346,320
          Delphi Financial Group, Inc.............  3,150      144,931
          Eaton Vance Corp........................  8,402      229,879
          Firstfed Financial Corp.*(a)............ 12,206      665,471
          Student Loan Corp.......................     13        2,720
          Triad Guaranty, Inc.*...................    788       34,664
          Westcorp................................  2,500      166,525
          World Acceptance Corp.*.................  2,260       64,410
                                                          ------------
                                                             3,046,253
                                                          ------------
          FOOD RETAILERS - 1.3%
          American Italian Pasta Co. - Class A(a).  2,300       15,640
          Domino's Pizza, Inc..................... 14,267      345,261
          Ingles Markets, Inc.....................    884       13,835
          Nash Finch Co.(a).......................  8,897      226,696
                                                          ------------
                                                               601,432
                                                          ------------
          HEALTH CARE EQUIPMENT & SUPPLIES - 1.5%
          Candela Corp.*(a).......................    964       13,920
          EPIX Pharmaceuticals, Inc.*(a)..........  4,900       19,796
          Medical Action Industries, Inc.*........    556       11,365
          Mentor Corp.(a).........................  2,621      120,776
          Respironics, Inc.*...................... 13,644      505,783
                                                          ------------
                                                               671,640
                                                          ------------
          HEALTH CARE PROVIDERS & SERVICES - 3.2%
          Alderwoods Group, Inc.*.................  5,933       94,157
          American Dental Partners, Inc.*(a)......    697       12,602
          AMN Healthcare Services, Inc.*..........  4,680       92,570
          Genesis HealthCare Corp.*(a)............  5,005      182,783
          Geo Group, Inc. (The)*(a)...............  1,869       42,856
          Manor Care, Inc......................... 23,816      947,162
          OCA, Inc.*(a)...........................  1,000          400
          Odyssey Healthcare, Inc.*(a)............  2,826       52,677
                                                          ------------
                                                             1,425,207
                                                          ------------

       ------------------------------------------------------------------
       SECURITY                                                 VALUE
       DESCRIPTION                                    SHARES   (NOTE 2)
       ------------------------------------------------------------------

       HOTELS, RESTAURANTS & LEISURE - 0.3%
       Denny's Corp.*(a)............................. 10,431 $     42,037
       Dover Downs Gaming & Entertainment, Inc.......  1,000       14,150
       Luby's, Inc.*(a)..............................  3,033       40,339
       MTR Gaming Group, Inc.*(a)....................  3,396       35,352
                                                             ------------
                                                                  131,878
                                                             ------------
       HOUSEHOLD DURABLES - 0.2%
       Blout International, Inc.*....................  1,824       29,056
       Hooker Furniture Corp.(a).....................    200        3,430
       Kimball International, Inc. - Class B(a)......  1,603       17,040
       Select Comfort Corp.*(a)......................  1,136       31,070
                                                             ------------
                                                                   80,596
                                                             ------------
       HOUSEHOLD PRODUCTS - 0.2%
       Blyth, Inc.(a)................................  4,398       92,138
                                                             ------------
       INSURANCE - 9.4%
       Affirmative Insurance Holdings, Inc.(a).......  1,121       16,355
       American Equity Investment Life Holding Co.(a) 14,178      185,023
       American Physicians Capital, Inc.*............  1,307       59,848
       Amerus Group Co.(a)........................... 15,946      903,660
       CNA Surety Corp.*(a)..........................    700       10,199
       Commerce Group, Inc. (The)....................  3,147      180,260
       Direct General Corp.(a).......................  1,657       28,003
       FPIC Insurance Group, Inc.*(a)................    409       14,192
       HCC Insurance Holdings, Inc................... 24,582      729,594
       Infinity Property & Casualty Corp.............  2,342       87,146
       IPC Holdings, Ltd.(a).........................     98        2,683
       Midland Co. (The).............................    700       25,228
       National Interstate Corp......................    607       11,576
       Presidential Life Corp........................    200        3,808
       Radian Group, Inc............................. 11,330      663,825
       StanCorp Financial Group, Inc.................  4,200      209,790
       United Fire & Casualty Co.....................  1,500       60,645
       W.R. Berkley Corp............................. 16,629      791,873
       Zenith National Insurance Corp.(a)............  4,779      220,407
                                                             ------------
                                                                4,204,115
                                                             ------------
       INTERNET SOFTWARE & SERVICES - 4.8%
       Acxiom Corp................................... 19,506      448,638
       AMICAS, Inc.*(a)..............................  6,122       30,365
       Blair Corp....................................    219        8,528
       EarthLink, Inc.*(a)........................... 96,782    1,075,248
       John H. Harland Co.(a)........................  6,712      252,371
       SonicWALL, Inc.*..............................  7,127       56,446
       United Online, Inc.(a)........................ 19,200      273,024
                                                             ------------
                                                                2,144,620
                                                             ------------
       IT CONSULTING & SERVICES - 0.1%
       Agilysys, Inc.................................  1,565       28,514
       Tyler Technologies, Inc.*(a)..................  3,700       32,486
                                                             ------------
                                                                   61,000
                                                             ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


         --------------------------------------------------------------
         SECURITY                                             VALUE
         DESCRIPTION                                SHARES   (NOTE 2)
         --------------------------------------------------------------

         LEISURE EQUIPMENT & PRODUCTS - 1.3%
         Arctic Cat, Inc.(a).......................  3,051 $     61,203
         Hasbro, Inc............................... 18,797      379,323
         JAKKS Pacific, Inc.*(a)...................  4,304       90,126
         Marine Products Corp.(a)..................    871        9,137
         Maritrans, Inc.(a)........................  1,623       42,230
                                                           ------------
                                                                582,019
                                                           ------------
         MACHINERY - 3.8%
         Advanced Energy Industries, Inc.*(a)......  1,791       21,188
         Albany International Corp. - Class A...... 11,190      404,630
         Applied Industrial Technologies, Inc......  2,268       76,409
         Cascade Corp.(a)..........................  1,941       91,052
         Terex Corp.*.............................. 19,062    1,132,283
                                                           ------------
                                                              1,725,562
                                                           ------------
         MEDIA - 1.1%
         Catalina Marketing Corp.(a)............... 16,362      414,777
         Hollinger International, Inc. - Class A(a)  6,620       59,315
                                                           ------------
                                                                474,092
                                                           ------------
         METALS & MINING - 4.3%
         A. M. Castle & Co.*.......................  2,772       60,540
         AK Steel Holding Corp.*(a)................ 69,994      556,452
         Brush Engineered Materials, Inc.*.........  4,265       67,814
         Mueller Industries, Inc...................  1,300       35,646
         NS Group, Inc.*...........................    294       12,292
         Reliance Steel & Aluminum Co..............  1,174       71,755
         Shiloh Industries, Inc.*(a)...............    756       10,025
         Steel Dynamics, Inc.(a)................... 30,799    1,093,672
                                                           ------------
                                                              1,908,196
                                                           ------------
         OIL & GAS - 7.0%
         Atwood Oceanics, Inc.*....................    535       41,746
         Cabot Oil & Gas Corp......................    523       23,587
         Callon Petroleum Co.*(a)..................  2,927       51,661
         Georgia Gulf Corp.(a)..................... 22,041      670,487
         Giant Industries, Inc.*(a)................ 12,400      644,304
         Harvest Natural Resources, Inc.*(a).......  1,759       15,620
         Parker Drilling Co.*...................... 45,959      497,736
         Petroleum Development Corp.*..............  2,314       77,149
         Vintage Petroleum, Inc.................... 17,305      922,876
         WGL Holdings, Inc.(a).....................  6,677      200,711
                                                           ------------
                                                              3,145,877
                                                           ------------
         PERSONAL PRODUCTS - 1.2%
         Chattem, Inc.*(a).........................  9,203      334,897
         Nu Skin Enterprises, Inc. - Class A(a).... 11,092      194,997
                                                           ------------
                                                                529,894
                                                           ------------
         PHARMACEUTICALS - 3.0%
         Albany Molecular Research, Inc.*(a).......  5,585       67,858
         Connetics Corp.*(a).......................  2,500       36,125
         Endo Pharmaceuticals Holdings, Inc.*......  4,112      124,429

        -------------------------------------------------------------------
        SECURITY                                               VALUE
        DESCRIPTION                                  SHARES   (NOTE 2)
        -------------------------------------------------------------------

        PHARMACEUTICALS - CONTINUED
        Enzon Pharmaceuticals, Inc.*................  3,899 $     28,853
        King Pharmaceuticals, Inc.*................. 11,688      197,761
        Medicis Pharmaceutical Corp. - Class A......  1,300       41,665
        Regeneron Pharmaceuticals, Inc.*............  8,863      141,365
        Savient Pharmaceuticals, Inc.*.............. 12,000       44,880
        Telik, Inc.*(a).............................  4,100       69,659
        Watson Pharmaceuticals, Inc.*............... 18,954      616,194
                                                            ------------
                                                               1,368,789
                                                            ------------
        REAL ESTATE - 6.9%
        Boykin Lodging Co.(REIT)....................  3,018       36,880
        CBL & Associates Properties, Inc. (REIT).... 21,257      839,864
        Cedar Shopping Centers, Inc.(a) (REIT)......  3,366       47,360
        Commercial Net Lease Realty (REIT)..........  6,063      123,503
        Correctional Properties Trust (REIT)*.......  1,400       37,618
        Equity Inns, Inc. (REIT).................... 28,773      389,874
        Hospitality Properties Trust (REIT).........  3,210      128,721
        Innkeepers USA Trust (REIT).................  2,400       38,400
        LTC Properties, Inc. (REIT).................  3,914       82,311
        MeriStar Hospitality Corp. (REIT)*.......... 14,034      131,920
        Mills Corp. (REIT)..........................  6,200      260,028
        National Health Investors, Inc. (REIT)......  9,539      247,633
        Nationwide Health Properties, Inc.(a) (REIT)  8,930      191,102
        Newcastle Investment Corp.(a) (REIT)........  3,853       95,747
        Novastar Financial, Inc.(a) (REIT)..........  2,004       56,332
        OMEGA Healthcare Investors, Inc. (REIT).....  8,416      105,958
        RAIT Investment Trust(a) (REIT)............. 10,233      265,239
                                                            ------------
                                                               3,078,490
                                                            ------------
        RETAIL - SPECIALTY - 8.4%
        Borders Group, Inc.......................... 10,105      218,975
        Buckle, Inc. (The)..........................  2,140       68,994
        Cato Corp. (The) - Class A.................. 10,710      229,730
        CSK Auto Corp.*.............................  2,796       42,164
        CSS Industries, Inc.(a).....................    747       22,955
        Escala Group, Inc.*(a)......................  1,166       23,646
        Genesco, Inc.*(a)...........................    914       35,454
        Payless ShoeSource, Inc.*................... 14,605      366,585
        Stride Rite Corp. (The).....................  2,101       28,490
        SUPERVALU, Inc.............................. 28,771      934,482
        Timberland Co. (The) - Class A*............. 26,117      850,108
        Too, Inc.*..................................  9,966      281,141
        Trans World Entertainment Corp.*............  3,641       20,754
        Wilsons The Leather Experts, Inc.*(a).......  1,479        5,369
        Yankee Candle Co., Inc.(a).................. 24,764      633,958
                                                            ------------
                                                               3,762,805
                                                            ------------

        ROAD & RAIL - 0.3%
        Arkansas Best Corp..........................  2,932      128,070
        RailAmerica, Inc.*..........................  1,915       21,046
                                                            ------------
                                                                 149,116
                                                            ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


          ------------------------------------------------------------
          SECURITY                                           VALUE
          DESCRIPTION                              SHARES   (NOTE 2)
          ------------------------------------------------------------
          SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.5%
          IXYS Corp.*.............................  4,705 $     55,001
          Lam Research Corp.*.....................  5,363      191,352
          PortalPlayer, Inc.*(a).................. 10,900      308,688
          TriQuint Semiconductor, Inc.*(a)........ 23,100      102,795
                                                          ------------
                                                               657,836
                                                          ------------
          SOFTWARE - 7.4%
          Ansoft Corp.*(a)........................  1,002       34,118
          Atari, Inc.*............................  9,200        9,936
          BMC Software, Inc.*..................... 54,262    1,111,828
          Citrix Systems, Inc.*................... 37,765    1,086,877
          EPIQ Systems, Inc.*(a)..................  2,895       53,673
          Hyperion Solutions Corp.*............... 14,694      526,339
          Magma Design Automation, Inc.*..........  2,701       22,716
          MicroStrategy, Inc. - Class A*(a).......  4,691      388,133
          SPSS, Inc.*.............................  2,068       63,963
                                                          ------------
                                                             3,297,583
                                                          ------------
          TELECOMMUNICATION SERVICES - DIVERSIFIED - 1.2%
          Intrado, Inc.*..........................  2,887       66,459
          Premiere Global Services, Inc.*......... 45,491      369,842
          TALK America Holdings, Inc.*(a).........  5,546       47,862
          Tekelec*(a).............................  3,814       53,014
                                                          ------------
                                                               537,177
                                                          ------------
          TEXTILES, APPAREL & LUXURY GOODS - 2.7%
          Columbia Sportswear Co.*(a).............  7,300      348,429
          DHB Industries, Inc.*...................  4,595       20,540
          Tommy Hilfiger Corp.*................... 14,298      232,199
          UniFirst Corp...........................    600       18,660
          Wolverine World Wide, Inc............... 27,250      612,035
                                                          ------------
                                                             1,231,863
                                                          ------------
          TRANSPORTATION - 0.2%
          Hub Group, Inc. - Class A*(a)...........  1,985       70,170
                                                          ------------
          Total Common Stocks
          (Cost $39,317,973)                                44,353,893
                                                          ------------
          MUTUAL FUNDS - 0.7%
          iShares Russell 2000 Index Fund(a)......  2,634      175,661
          iShares Russell Midcap Growth Index Fund    336       31,570
          iShares Russell Midcap Value Index Fund.    399       49,644
          Midcap SPDR Trust Series I..............    436       58,725
                                                          ------------
          Total Mutual Funds
          (Cost $316,365)                                      315,600
                                                          ------------

     ---------------------------------------------------------------------
     SECURITY                                                   VALUE
     DESCRIPTION                                    SHARES     (NOTE 2)
     ---------------------------------------------------------------------

     SHORT-TERM INVESTMENTS - 25.8%
     State Street Navigator Securities Lending
       Prime Portfolio(b)
       (Cost $11,563,449)........................ 11,563,449 $ 11,563,449
                                                             ------------

     TOTAL INVESTMENTS - 125.4%
     (Cost $51,197,787)                                        56,232,942

     Other Assets and Liabilities (net) - (25.4%)             (11,400,670)
                                                             ------------

     TOTAL NET ASSETS - 100.0%                               $ 44,832,272
                                                             ============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

REIT - Real Estate Investment Trust
FHLMC - Federal Home Loan Mortgage Corp.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
RCM GLOBAL TECHNOLOGY PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                                SHARES    (NOTE 2)
        ----------------------------------------------------------------

        COMMON STOCKS - 96.7%
        BIOTECHNOLOGY - 0.7%
        Affymetrix, Inc.*(a)......................  12,210 $     583,028
        Neurocrine Biosciences, Inc.*(a)..........  16,710     1,048,218
                                                           -------------
                                                               1,631,246
                                                           -------------
        BUILDING MATERIALS - 0.8%
        Mitsubishi Heavy, Ltd..................... 100,000       444,540
        Unova, Inc.*(a)...........................  43,750     1,478,750
                                                           -------------
                                                               1,923,290
                                                           -------------
        COMMUNICATIONS EQUIPMENT - 2.6%
        Comverse Technology, Inc.*................     880        23,399
        Corning, Inc.*............................  82,290     1,617,822
        Motorola, Inc............................. 129,700     2,929,923
        QUALCOMM, Inc.............................  34,930     1,504,784
                                                           -------------
                                                               6,075,928
                                                           -------------
        COMPUTERS & PERIPHERALS - 15.3%
        Apple Computer, Inc.*..................... 121,000     8,698,690
        Hewlett-Packard Co........................ 279,000     7,987,770
        Matsushita Electric Industrial Co., Ltd...  25,000       484,161
        NCR Corp.*................................   5,660       192,100
        Network Appliance, Inc.*.................. 154,510     4,171,770
        Pixar*(a).................................  89,600     4,723,712
        SanDisk Corp.*............................ 100,510     6,314,038
        Sun Microsystems, Inc.*................... 810,600     3,396,414
                                                           -------------
                                                              35,968,655
                                                           -------------
        ELECTRONIC EQUIPMENT & INSTRUMENTS - 3.4%
        Broadcom Corp. - Class A*.................  73,300     3,456,095
        Canon, Inc................................   7,900       464,758
        Hitachi, Ltd..............................  70,000       472,289
        Intermec, Inc.*...........................   6,040       204,152
        LG Electronics Inc. (GDR)*(144A)(c).......  42,780     1,270,566
        Murata Manufacturing Co., Ltd.............   8,000       517,992
        Nidec Corp................................  11,400       981,321
        Samsung Electronics Co., Ltd.
          (GDR)*(144A)(c).........................     160        52,720
        Spansion, Inc.*...........................  34,700       483,024
                                                           -------------
                                                               7,902,917
                                                           -------------
        ENERGY EQUIPMENT & SERVICES - 0.9%
        Energy Conversion Devices, Inc.*(a).......  40,100     1,634,075
        Sunpower Corp. - Class A*(a)..............   1,725        58,633
        Suntech Power Holdings Co., Ltd. (ADR)*(a)  14,800       403,300
                                                           -------------
                                                               2,096,008
                                                           -------------
        ENTERTAINMENT & LEISURE - 0.1%
        DreamWorks Animation SKG, Inc.*...........  13,705       336,595
                                                           -------------
        HEALTH CARE PROVIDERS & SERVICES - 4.3%
        Cerner Corp.*(a)..........................  63,760     5,796,421
        Wellpoint, Inc.*..........................  52,610     4,197,752
                                                           -------------
                                                               9,994,173
                                                           -------------

         -----------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                             SHARES     (NOTE 2)
         -----------------------------------------------------------------

         INDUSTRIAL - DIVERSIFIED - 0.0%
         United Technologies Corp..............       410 $      22,923
                                                          -------------
         INTERNET & CATALOG RETAIL - 5.2%
         Amazon.com, Inc.*.....................       470        22,161
         eBay, Inc. *..........................   254,880    11,023,560
         Rakuten, Inc*.........................     1,160     1,119,906
                                                          -------------
                                                             12,165,627
                                                          -------------
         INTERNET SOFTWARE & SERVICES - 16.4%
         Activision, Inc.*.....................    46,701       641,672
         CheckFree Corp.*......................    67,740     3,109,266
         Ctrip.com International, Ltd. (ADR)(a)    53,210     3,072,878
         Google, Inc. - Class A*...............    37,540    15,573,844
         Netease.com, Inc. (ADR)*(a)...........    23,280     1,307,405
         SINA Corp.*(a)........................    68,560     1,656,410
         Softbank Corp.........................    15,600       665,986
         Tencent Holdings, Ltd................. 2,520,000     2,703,511
         Trend Micro, Inc......................       500        19,063
         VeriSign, Inc.*.......................   140,900     3,088,528
         Yahoo Japan Corp.*....................       910     1,384,309
         Yahoo!, Inc.*.........................   133,430     5,227,787
                                                          -------------
                                                             38,450,659
                                                          -------------
         IT CONSULTING & SERVICES - 2.2%
         Cognizant Technology Solutions Corp. -
           Class A*............................    90,400     4,551,640
         Telvent GIT, S.A.*(a).................    65,220       720,681
                                                          -------------
                                                              5,272,321
                                                          -------------
         MACHINERY - 0.2%
         Toyota Industries Corp................    13,200       476,853
                                                          -------------
         MEDIA - 0.5%
         Usen Corp.............................    33,920       943,420
         XM Satelite Radio Holdings, Inc. -
           Class A*(a).........................     6,390       174,319
                                                          -------------
                                                              1,117,739
                                                          -------------
         OIL & GAS - 10.7%
         Baker Hughes, Inc.....................    31,100     1,890,258
         Cooper Cameron Corp.*.................    65,520     2,712,528
         Diamond Offshore Drilling, Inc........    31,700     2,205,052
         ENSCO International, Inc..............    36,740     1,629,419
         GlobalSantaFe Corp....................    28,580     1,376,127
         Grant Prideco, Inc.*..................    49,000     2,161,880
         Halliburton Co........................     9,000       557,640
         Nabors Industries, Ltd.*..............    19,660     1,489,245
         National-Oilwell, Inc.*...............    14,870       932,349
         Patterson-UTI Energy, Inc.............    44,260     1,458,367
         Schlumberger, Ltd.....................    35,370     3,436,196
         Smith International, Inc..............    27,820     1,032,400
         Valero Energy Corp....................    51,400     2,652,240
         Weatherford International, Ltd.*......    43,610     1,578,682
                                                          -------------
                                                             25,112,383
                                                          -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
RCM GLOBAL TECHNOLOGY PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


        -------------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                               SHARES     (NOTE 2)
        -------------------------------------------------------------------

        SEMICONDUCTOR EQUIPMENT & PRODUCTS - 9.0%
        Advanced Micro Devices, Inc.*...........   105,350 $   3,223,710
        Chartered Semiconductor
          Manufacturing Ltd.*................... 6,494,000     4,998,404
        Cypress Semiconductor Corp.*(a).........    33,100       471,675
        Freescale Semiconductor, Inc. -
          Class A*(a)...........................    25,870       651,665
        Freescale Semiconductor, Inc. - Class B*    39,220       987,168
        Marvell Technology Group, Ltd.*.........    90,650     5,084,558
        National Semiconductor Corp.............    89,550     2,326,509
        QLogic Corp.*...........................   101,110     3,287,086
                                                           -------------
                                                              21,030,775
                                                           -------------
        SOFTWARE - 22.3%
        Autodesk, Inc...........................   231,190     9,929,610
        Citrix Systems, Inc.*...................   147,270     4,238,431
        Cognos, Inc.*(a)........................    82,480     2,862,881
        EMC Corp.*..............................       480         6,538
        Intuit, Inc.*...........................    30,830     1,643,239
        Mercury Interactive Corp.*..............    82,120     2,282,115
        Microsoft Corp..........................   206,170     5,391,345
        Nintendo Co., Ltd.......................     5,000       608,053
        Red Hat, Inc.*(a).......................   702,800    19,144,272
        Salesforce.com, Inc.*(a)................    99,280     3,181,924
        THQ, Inc.*(a)...........................    75,100     1,791,135
        TIBCO Software, Inc.*...................   154,000     1,150,380
                                                           -------------
                                                              52,229,923
                                                           -------------
        TELECOMMUNICATION SERVICES - DIVERSIFIED - 1.9%
        ADC Telecommunications, Inc.*(a)........    72,600     1,621,884
        Amdocs, Ltd.*...........................   100,300     2,758,250
                                                           -------------
                                                               4,380,134
                                                           -------------
        TELECOMMUNICATION SERVICES - WIRELESS - 0.2%
        NTT DoCoMo, Inc.........................       310       474,935
                                                           -------------
        Total Common Stocks
        (Cost $192,693,451)                                  226,663,084
                                                           -------------
        EQUITY OPTION - 1.0%
        Hewlett Packard Calls, Expire 01/20/07..   386,000     2,277,400
        Microsoft Corp. Calls, Expire 01/20/07..    12,000        21,600
                                                           -------------
        Total Equity Option
        (Cost $1,880,219)                                      2,299,000
                                                           -------------

     ----------------------------------------------------------------------
     SECURITY                                        PAR         VALUE
     DESCRIPTION                                    AMOUNT      (NOTE 2)
     ----------------------------------------------------------------------
     INDEX OPTION - 0.8%
     Nasdaq 100 Index Puts, Expire 02/18/06
     (Cost $1,407,586)                            $ 1,752,800 $  1,840,440
                                                              ------------

     SHORT-TERM INVESTMENTS - 18.3%
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 12/30/05 at 2.800% to
       be repurchased at $7,307,273 on
       01/03/06 collateralized by 7,565,000
       FNMA 3.000% due 08/15/07 with a value
       of $7,455,073.............................   7,305,000    7,305,000
     State Street Navigator Securities Lending
       Prime Portfolio(b)........................  35,626,920   35,626,920
                                                              ------------
     Total Short-Term Investments
     (Cost $42,931,920)                                         42,931,920
                                                              ------------

     TOTAL INVESTMENTS - 116.8%
     (Cost $238,913,176)                                       273,734,444

     Other Assets and Liabilities (net) - (16.8%)              (39,303,490)
                                                              ------------

     TOTAL NET ASSETS - 100.0%                                $234,430,954
                                                              ============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

(c) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

ADR - American Depositary Receipt

GDR - Global Depository Reciept

FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST
RCM GLOBAL TECHNOLOGY PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


                                                  STRIKE   NUMBER OF
PUT OPTIONS                           EXPIRATION  PRICE    CONTRACTS     VALUE
----------------------------------------------------------------------------------
Sandisk Corp.                         01/21/2006 $  42.50       (372) $    (1,860)
Cerner Corp.                          03/18/2006 $  85.00       (419) $  (125,700)
Oracle Corp.                          03/18/2006 $  12.00     (2,821) $  (112,840)
                                                                      -----------
(Written Option Premium $369,068)                                     $  (240,400)
                                                                      ===========

                                                  STRIKE   NUMBER OF
CALL OPTIONS                          EXPIRATION  PRICE    CONTRACTS     VALUE
----------------------------------------------------------------------------------
Sandisk Corp.                         01/21/2006 $  57.50       (372) $  (230,640)
Sandisk Corp.                         04/22/2006 $  55.00       (302) $  (368,440)
Apple Computer, Inc.                  04/22/2006 $  72.50       (606) $  (418,140)
                                                                      -----------
(Written Option Premium $738,858)                                     $(1,017,220)
                                                                      ===========

SECURITIES SOLD SHORT                             SHARES   PROCEEDS      VALUE
----------------------------------------------------------------------------------
Avaya Inc.                                         87,660 $  928,716  $   935,332
Telefonaktiebolaget LM Ericsson (ADR)               1,910     63,350       65,704
International Rectifier Corp.                      25,300    734,954      807,070
Juniper Networks, Inc.                             84,890  1,860,341    1,893,047
Select Sector SPDR                                106,400  5,426,924    5,352,984
Texas Instruments, Inc.                            23,170    639,574      743,062
                                                 -------- ----------  -----------
                                                  329,330 $9,653,859  $ 9,797,199
                                                 ======== ==========  ===========

                       See notes to financial statements

MET INVESTORS SERIES TRUST
THIRD AVENUE SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


       ------------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                                 SHARES     (NOTE 2)
       ------------------------------------------------------------------

       COMMON STOCKS - 79.5%
       AEROSPACE & DEFENSE - 0.6%
       Herley Industries, Inc.*(a)...............   327,257 $   5,403,013
                                                            -------------
       AUTO COMPONENTS - 4.9%
       American Axle & Manufacturing
         Holdings, Inc.(a).......................   639,200    11,716,536
       Bandag, Inc.(a)...........................   279,600    11,930,532
       Superior Industries International, Inc.(a)   980,300    21,821,478
                                                            -------------
                                                               45,468,546
                                                            -------------
       BANKS - 2.1%
       Brookline Bancorp, Inc.(a)................   555,500     7,871,435
       Investors Bancorp, Inc.*..................   127,950     1,411,289
       NewAlliance Bancshares, Inc.(a)...........   661,812     9,622,746
                                                            -------------
                                                               18,905,470
                                                            -------------
       CHEMICALS - 1.6%
       Agrium, Inc...............................   661,600    14,548,584
                                                            -------------
       COMMUNICATIONS EQUIPMENT - 5.5%
       CommScope, Inc.*(a).......................   708,200    14,256,066
       Comverse Technology, Inc.*................   273,400     7,269,706
       Scientific-Atlanta, Inc...................    37,500     1,615,125
       Sycamore Networks, Inc.*(a)............... 4,403,370    19,022,558
       Tellabs, Inc.*............................   756,901     8,250,221
                                                            -------------
                                                               50,413,676
                                                            -------------
       COMPUTERS & PERIPHERALS - 1.7%
       Electronics for Imaging, Inc.*(a).........   396,098    10,540,168
       Lexmark International, Inc. - Class A*....   105,400     4,725,082
                                                            -------------
                                                               15,265,250
                                                            -------------
       ELECTRICAL EQUIPMENT - 3.7%
       American Power Conversion Corp............   198,500     4,367,000
       Coherent, Inc.*(a)........................   279,328     8,290,455
       Credence Systems Corp.*(a)................   821,150     5,715,204
       Electro Scientific Industries, Inc.*(a)...   658,754    15,908,909
                                                            -------------
                                                               34,281,568
                                                            -------------
       ELECTRONICS - 3.4%
       AVX Corp.(a)..............................   663,000     9,600,240
       Bel Fuse, Inc. - Class A(a)...............   111,088     2,777,200
       Bel Fuse, Inc. - Class B(a)...............    59,277     1,885,009
       Park Electrochemical Corp.(a).............   383,700     9,968,526
       Synopsys, Inc.*...........................   332,436     6,668,666
                                                            -------------
                                                               30,899,641
                                                            -------------
       FINANCIAL SERVICES - 2.4%
       Ichiyoshi Securities Co., Ltd.............   481,700     8,578,563
       Leucadia National Corp.(a)................   194,550     9,233,343
       Westwood Holdings Group, Inc.(a)..........   246,775     4,496,241
                                                            -------------
                                                               22,308,147
                                                            -------------
       FOOD PRODUCTS - 0.9%
       Del Monte Pacific, Ltd.................... 6,876,000     2,627,694
       Industrias Bachoco, S.A. (ADR)(a).........   309,700     6,039,150
                                                            -------------
                                                                8,666,844
                                                            -------------

        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                              SHARES     (NOTE 2)
        ---------------------------------------------------------------

        HEALTH CARE PROVIDERS & SERVICES - 0.7%
        Cross Country Healthcare, Inc.*........   346,000 $   6,151,880
                                                          -------------
        HOUSEHOLD DURABLES - 3.9%
        Cavco Industries, Inc.*................   302,326    11,573,039
        Coachmen Industries, Inc.(a)...........   649,300     7,668,233
        Haverty Furniture Cos, Inc.(a).........   446,472     5,755,024
        Skyline Corp.(a).......................   222,500     8,099,000
        Stanley Furniture Co., Inc.............   134,760     3,123,737
                                                          -------------
                                                             36,219,033
                                                          -------------
        INDUSTRIAL - DIVERSIFIED - 1.2%
        Trinity Industries, Inc.(a)............   259,500    11,436,165
                                                          -------------
        INSURANCE - 5.7%
        Arch Capital Group Ltd.*...............   180,974     9,908,326
        Brit Insurance Holdings PLC............ 3,642,800     5,569,161
        E-L Financial Corp.....................    24,255    10,547,217
        FBL Financial Group, Inc. - Class A(a).   277,500     9,104,775
        Montpelier Re Holdings Ltd.(a).........   186,300     3,521,070
        National Western Life Insurance Co. -
          Class A(a)...........................    22,959     4,750,447
        Phoenix Cos., Inc. (The)(a)............   639,300     8,720,052
                                                          -------------
                                                             52,121,048
                                                          -------------
        IT CONSULTING & SERVICES - 0.5%
        Ingram Micro, Inc. - Class A*..........   236,450     4,712,449
                                                          -------------
        LEISURE EQUIPMENT & PRODUCTS - 2.7%
        JAKKS Pacific, Inc.*(a)................   461,436     9,662,470
        Leapfrog Enterprises, Inc.*(a).........   987,500    11,504,375
        Russ Berrie & Co., Inc.(a).............   336,290     3,840,432
                                                          -------------
                                                             25,007,277
                                                          -------------
        MACHINERY - 1.4%
        Alamo Group, Inc.(a)...................   399,900     8,197,950
        Lindsay Manufacturing Co.(a)...........   242,100     4,655,583
                                                          -------------
                                                             12,853,533
                                                          -------------
        METALS & MINING - 1.8%
        Fording Canadian Coal Trust(a).........   346,700    11,985,419
        RTI International Metals, Inc.*(a).....   111,200     4,220,040
                                                          -------------
                                                             16,205,459
                                                          -------------
        OIL & GAS - 13.1%
        Comstock Resources, Inc.*..............   488,000    14,888,880
        Maverick Tube Corp.*(a)................   618,200    24,641,452
        Pogo Producing Co.(a)..................   444,500    22,140,545
        St. Mary Land & Exploration Co.........   613,203    22,572,002
        Tidewater, Inc.........................   353,800    15,729,948
        Whiting Petroleum Corp.*(a)............   371,673    14,866,920
        Willbros Group, Inc.*(a)...............   377,100     5,445,324
                                                          -------------
                                                            120,285,071
                                                          -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
THIRD AVENUE SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                               SHARES     (NOTE 2)
        ----------------------------------------------------------------

        PAPER & FOREST PRODUCTS - 1.5%
        Canfor Corporation*.....................   306,800 $   3,533,877
        TimberWest Forest Corp..................   772,200    10,199,305
                                                           -------------
                                                              13,733,182
                                                           -------------
        PHARMACEUTICALS - 1.2%
        PAREXEL International Corp.*(a).........   281,481     5,702,805
        Pharmaceutical Product Development, Inc.    86,175     5,338,541
                                                           -------------
                                                              11,041,346
                                                           -------------
        REAL ESTATE - 9.2%
        Avatar Holdings, Inc.*(a)...............    90,500     4,970,260
        Brookfield Asset Management, Inc. -
          Class A(a)............................   245,000    12,330,850
        Forest City Enterprises, Inc. - Class A.   403,000    15,285,790
        Jones Lang Lasalle, Inc.................   179,300     9,027,755
        Origen Financial, Inc. (REIT)(a)........   814,573     5,799,760
        PS Business Parks, Inc. (REIT)..........    61,200     3,011,040
        St. Joe Co. (The)(a)....................   216,300    14,539,686
        Trammell Crow Co.*(a)...................   756,500    19,404,225
                                                           -------------
                                                              84,369,366
                                                           -------------
        RETAIL - SPECIALTY - 1.9%
        Buckle, Inc. (The )(a)..................   189,700     6,115,928
        Dress Barn, Inc. (The)*(a)..............   156,400     6,038,604
        Sears Holdings Corp.*...................    47,400     5,476,122
                                                           -------------
                                                              17,630,654
                                                           -------------
        SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.6%
        GSI Group, Inc.*........................   492,620     5,349,853
                                                           -------------
        SOFTWARE - 3.1%
        Borland Software Corp.*(a).............. 1,324,150     8,646,700
        Geac Computer Corp., Ltd.*(a)........... 1,351,835    14,735,001
        Sybase, Inc.*(a)........................   226,600     4,953,476
                                                           -------------
                                                              28,335,177
                                                           -------------
        TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.8%
        IDT Corp. - Class B*(a).................   633,600     7,413,120
                                                           -------------
        TEXTILES, APPAREL & LUXURY GOODS - 0.9%
        K-Swiss, Inc. - Class A(a)..............   266,759     8,653,662
                                                           -------------
        TRANSPORTATION - 1.7%
        Alexander & Baldwin, Inc................   297,031    16,110,961
                                                           -------------
        TRADING COMPANIES & DISTRIBUTORS - 0.8%
        Handleman Co.(a)........................   580,600     7,211,052
                                                           -------------
        Total Common Stocks
        (Cost $534,549,566)                                  731,001,027
                                                           -------------

     ----------------------------------------------------------------------
     SECURITY                                      PAR          VALUE
     DESCRIPTION                                  AMOUNT       (NOTE 2)
     ----------------------------------------------------------------------

     SHORT-TERM INVESTMENTS - 41.5%
     United States Treasury Bills, 4.240%, due
       06/29/06(c)............................ $ 40,000,000 $   39,183,360
     State Street Bank & Trust Co.,
       Repurchase Agreement, dated
       12/30/05 at 2.80% to be repurchased
       at $142,393,286 on 01/03/06
       collateralized by 146,685,000 FHLB
       3.875 due 06/08/07 with a value of
       $145,198,788...........................  142,349,000    142,349,000
     State Street Navigator Securities Lending
       Prime Portfolio(b).....................  199,839,557    199,839,557
                                                            --------------
     Total Short-Term Investments
     (Cost $381,345,390)                                       381,371,917
                                                            --------------

     TOTAL INVESTMENTS - 121.0%
     (Cost $915,894,956)                                     1,112,372,944

     Other Assets and Liabilities (net) - (21.0%)             (193,121,896)
                                                            --------------

     TOTAL NET ASSETS - 100.0%                              $  919,251,048
                                                            ==============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

(c) Zero coupon bond- Interest rate represents current yield to maturity.

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

FHLB - Federal Home Loan Bank


                       See notes to financial statements

MET INVESTORS SERIES TRUST
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


        -------------------------------------------------------------------
        SECURITY                                               VALUE
        DESCRIPTION                                  SHARES   (NOTE 2)
        -------------------------------------------------------------------

        COMMON STOCKS - 97.2%
        AEROSPACE & DEFENSE - 2.7%
        Alliant Techsystems, Inc.*..................  67,000 $ 5,103,390
        Goodrich Corp............................... 143,000   5,877,300
        Rockwell Collins, Inc....................... 176,000   8,178,720
                                                             -----------
                                                              19,159,410
                                                             -----------
        AIR FREIGHT & LOGISTICS - 0.2%
        Expeditors International of Washington, Inc.  26,000   1,755,260
                                                             -----------
        AIRLINES - 1.6%
        JetBlue Airways Corp.*(a)................... 267,000   4,106,460
        Southwest Airlines Co....................... 448,000   7,360,640
                                                             -----------
                                                              11,467,100
                                                             -----------
        AUTOMOTIVE - 1.6%
        CarMax, Inc.*(a)............................  97,000   2,684,960
        Oshkosh Truck Corp.......................... 130,000   5,796,700
        TRW Automotive Holdings Corp.*.............. 111,000   2,924,850
                                                             -----------
                                                              11,406,510
                                                             -----------
        BEVERAGES - 0.4%
        Cott Corp.*(a).............................. 179,000   2,631,300
                                                             -----------
        BIOTECHNOLOGY - 0.8%
        Celgene Corp.*..............................  46,000   2,980,800
        Protein Design Labs, Inc.*(a)...............  92,000   2,614,640
                                                             -----------
                                                               5,595,440
                                                             -----------
        CHEMICALS - 0.7%
        Nalco Holding Co.*.......................... 263,000   4,657,730
                                                             -----------
        COMMERCIAL SERVICES & SUPPLIES - 7.3%
        Apollo Group, Inc. - Class A*...............  60,000   3,627,600
        Certegy, Inc................................ 133,000   5,394,480
        ChoicePoint, Inc.*.......................... 158,000   7,032,580
        Cogent Inc.*(a).............................  86,000   1,950,480
        Education Management Corp.*................. 106,000   3,552,060
        Global Payments, Inc........................  99,000   4,614,390
        Iron Mountain, Inc.*........................ 168,000   7,092,960
        Manpower, Inc............................... 136,000   6,324,000
        MoneyGram International, Inc................ 191,000   4,981,280
        Robert Half International, Inc..............  89,000   3,372,210
        United Rentals, Inc.*(a)....................  76,000   1,777,640
        Viad Corp...................................  5,5000   1,613,150
                                                             -----------
                                                              51,332,830
                                                             -----------
        COMMUNICATIONS EQUIPMENT & SERVICES - 1.0%
        American Tower Corp. - Class A*............. 178,000   4,823,800
        Comverse Technology, Inc.*..................  92,000   2,446,280
                                                             -----------
                                                               7,270,080
                                                             -----------
        COMPUTER SOFTWARE & PROCESSING - 0.4%
        Jack Henry & Associates, Inc.(a)............ 148,000   2,823,840
                                                             -----------
        EDUCATION - 0.2%
        Laureate Education, Inc.*(a)................  23,000   1,207,730
                                                             -----------

        ---------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                                 SHARES   (NOTE 2)
        ---------------------------------------------------------------

        ELECTRONIC EQUIPMENT & INSTRUMENTS - 6.5%
        Danaher Corp...............................  78,000 $ 4,350,840
        Dolby Laboratories, Inc.*.................. 102,000   1,739,100
        Flextronics International, Ltd.*........... 401,000   4,186,440
        FLIR Systems, Inc.*........................ 158,000   3,528,140
        FMC Technologies, Inc.*.................... 128,000   5,493,760
        Gentex Corp.(a)............................ 292,000   5,694,000
        Harman International Industries, Inc.......  52,000   5,088,200
        Jabil Circuit, Inc.*....................... 180,000   6,676,200
        Spansion, Inc.*............................ 155,000   2,157,600
        Xilinx, Inc................................ 264,000   6,655,440
                                                            -----------
                                                             45,569,720
                                                            -----------
        FINANCIALS - DIVERSIFIED - 5.7%
        Ameritrade Holding Corp.*.................. 376,000   9,024,000
        CapitalSource, Inc.(a)..................... 118,700   2,658,880
        E*TRADE Financial Corp.*................... 272,000   5,673,920
        Eaton Vance Corp.(a)....................... 178,000   4,870,080
        Investors Financial Services Corp.(a)......  23,000     847,090
        Janus Capital Group, Inc................... 153,000   2,850,390
        Legg Mason, Inc............................  55,000   6,582,950
        Nuveen Investments - Class A(a)............  89,000   3,793,180
        SVB Financial Group*(a)....................  29,000   1,358,360
        Waddell & Reed Financial, Inc. - Class A(a) 116,000   2,432,520
                                                            -----------
                                                             40,091,370
                                                            -----------
        FOOD & DRUG RETAILING - 1.6%
        Omnicare, Inc..............................  87,000   4,978,140
        Shoppers Drug Mart Corp....................  22,000   2,715,863
        Whole Foods Market, Inc....................  47,000   3,637,330
                                                            -----------
                                                             11,331,333
                                                            -----------
        HEALTH CARE EQUIPMENT & SUPPLIES - 2.9%
        Edwards Lifesciences Corp.*................  89,000   3,703,290
        Gen - Probe, Inc.*.........................  56,000   2,732,240
        INAMED Corp.*..............................  24,000   2,104,320
        Kinetic Concepts, Inc.*....................  78,000   3,101,280
        Patterson Companies, Inc.*................. 112,000   3,740,800
        Varian Medical Systems, Inc.*..............  39,000   1,963,260
        Waters Corp.*..............................  78,000   2,948,400
                                                            -----------
                                                             20,293,590
                                                            -----------
        HEALTH CARE PROVIDERS & SERVICES - 5.0%
        Community Health Systems, Inc.*............ 108,000   4,140,720
        Coventry Health Care, Inc.*................  45,000   2,563,200
        DaVita, Inc.*..............................  45,000   2,278,800
        Health Management Associates,
          Inc. - Class A........................... 134,000   2,942,640
        Humana, Inc.*..............................  88,000   4,781,040
        Laboratory Corporation of America
          Holdings*................................ 122,000   6,569,700

                       See notes to financial statements

MET INVESTORS SERIES TRUST
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)

           ----------------------------------------------------------
           SECURITY                                         VALUE
           DESCRIPTION                            SHARES   (NOTE 2)
           ----------------------------------------------------------

           HEALTH CARE PROVIDERS & SERVICES - CONTINUED
           Manor Care, Inc....................... 180,000 $ 7,158,600
           Triad Hospitals, Inc.*................ 118,000   4,629,140
                                                          -----------
                                                           35,063,840
                                                          -----------
           HOTELS, RESTAURANTS & LEISURE - 3.3%
           Cheesecake Factory, Inc. (The)*....... 119,000   4,449,410
           Fairmont Hotels & Resorts, Inc.(a).... 211,000   8,948,510
           International Game Technology.........  87,000   2,677,860
           P.F. Chang's China Bistro, Inc.*(a)...  49,000   2,431,870
           Wynn Resorts, Ltd.*(a)................  86,000   4,717,100
                                                          -----------
                                                           23,224,750
                                                          -----------
           INDUSTRIAL CONGLOMERATES - 3.3%
           American Standard Cos., Inc........... 107,000   4,274,650
           ITT Industries, Inc...................  45,000   4,626,900
           Roper Industries, Inc................. 242,000   9,561,420
           Teleflex, Inc.(a).....................  80,000   5,198,400
                                                          -----------
                                                           23,661,370
                                                          -----------
           INSURANCE - 2.7%
           Assurant, Inc......................... 181,000   7,871,690
           Axis Capital Holdings, Ltd............ 151,000   4,723,280
           Principal Financial Group, Inc........  57,000   2,703,510
           Willis Group Holdings, Ltd.(a)........ 105,000   3,878,700
                                                          -----------
                                                           19,177,180
                                                          -----------
           INTERNET SOFTWARE & SERVICES - 3.9%
           Amazon.com, Inc.*(a).................. 102,000   4,809,300
           CheckFree Corp.*......................  96,000   4,406,400
           CNET Networks, Inc.*(a)............... 273,000   4,010,370
           Getty Images, Inc.*(a)................  23,000   2,053,210
           Juniper Networks, Inc.*............... 124,000   2,765,200
           McAfee, Inc.*......................... 129,000   3,499,770
           Monster Worldwide, Inc.*.............. 146,000   5,959,720
                                                          -----------
                                                           27,503,970
                                                          -----------
           IT CONSULTING & SERVICES - 1.7%
           CACI International, Inc. - Class A*(a)  80,000   4,590,400
           DST Systems, Inc.*.................... 129,000   7,728,390
                                                          -----------
                                                           12,318,790
                                                          -----------
           LEISURE EQUIPMENT & PRODUCTS - 0.8%
           Brunswick Corp........................ 145,000   5,895,700
                                                          -----------
           MANUFACTURING - 1.3%
           AMETEK, Inc........................... 143,000   6,083,220
           Pentair, Inc.(a)......................  96,000   3,313,920
                                                          -----------
                                                            9,397,140
                                                          -----------
           MEDIA - 5.0%
           Catalina Marketing Corp.(a)........... 109,000   2,763,150
           Citadel Broadcasting Corp.(a)......... 284,000   3,816,960
           Clear Channel Outdoor Holdings, Inc.*.  69,000   1,383,450
           Discovery Holding Co.*(a)............. 241,000   3,651,150

         -------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                               SHARES   (NOTE 2)
         -------------------------------------------------------------

         MEDIA - CONTINUED
         Dreamworks Animation SKG, Inc.*(a).......  90,000 $ 2,210,400
         Lamar Advertising Co. - Class A*......... 168,000   7,751,520
         Rogers Communications, Inc. - Class B(a). 201,000   8,494,260
         Univision Communications, Inc. Class A*.. 155,000   4,555,450
         XM Satellite Radio Holdings, Inc. -
           Class A*(a)............................  26,000     709,280
                                                           -----------
                                                            35,335,620
                                                           -----------
         METALS & MINING - 0.7%
         Newmont Mining Corp......................  91,000   4,859,400
                                                           -----------
         OIL & GAS - 7.1%
         BJ Services Co........................... 294,000  10,780,980
         EOG Resources, Inc....................... 134,000   9,831,580
         Murphy Oil Corp.......................... 152,000   8,206,480
         Smith International, Inc................. 206,000   7,644,660
         Western Gas Resources, Inc.(a)........... 108,000   5,085,720
         XTO Energy, Inc.......................... 193,000   8,480,420
                                                           -----------
                                                            50,029,840
                                                           -----------
         PHARMACEUTICALS - 8.8%
         Abgenix, Inc.*(a)........................ 100,000   2,151,000
         Alkermes, Inc.*(a)....................... 163,000   3,116,560
         Amylin Pharmaceuticals, Inc.*(a).........  87,000   3,473,040
         Andrx Corp.*(a)..........................  72,000   1,185,840
         Barr Laboratories, Inc.*................. 113,000   7,038,770
         Cephalon, Inc.*(a)....................... 122,000   7,898,280
         Elan Corp. Plc (ADR)*(a)................. 340,000   4,736,200
         Gilead Sciences, Inc.*................... 119,000   6,262,970
         Human Genome Sciences, Inc.*(a)..........  83,000     710,480
         Medimmune, Inc.*......................... 306,000  10,716,120
         Neurocrine Biosciences, Inc.*(a).........  60,000   3,763,800
         OSI Pharmaceuticals, Inc.*(a)............  67,000   1,878,680
         Sepracor, Inc.*(a).......................  60,000   3,096,000
         Valeant Pharmaceuticals International(a). 143,000   2,585,440
         Vertex Pharmaceuticals, Inc.*(a)......... 122,000   3,375,740
                                                           -----------
                                                            61,988,920
                                                           -----------
         RETAIL-SPECIALTY - 5.1%
         Best Buy Co., Inc........................ 121,000   5,261,080
         CDW Corp.................................  82,000   4,720,740
         Dollar General Corp...................... 222,000   4,233,540
         Family Dollar Stores, Inc.(a)............ 108,000   2,677,320
         MSC Industrial Direct Co., Inc. - Class A  26,000   1,045,720
         O' Reilly Automotive, Inc.*(a)........... 143,000   4,577,430
         PETsMART, Inc............................ 223,000   5,722,180
         Ross Stores, Inc......................... 136,000   3,930,400
         Williams-Sonoma, Inc.*...................  90,000   3,883,500
                                                           -----------
                                                            36,051,910
                                                           -----------
         SEMICONDUCTOR EQUIPMENT & PRODUCTS - 5.0%
         Altera Corp.*............................ 290,000   5,373,700
         AMIS Holdings, Inc.*(a)..................  86,000     915,900

                       See notes to financial statements

MET INVESTORS SERIES TRUST
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)

               ----------------------------------------------------------
               SECURITY                                         VALUE
               DESCRIPTION                        SHARES       (NOTE 2)
               ----------------------------------------------------------

               SEMICONDUCTOR EQUIPMENT & PRODUCTS - CONTINUED
               Intersil Corp. - Class A.......... 239,000     $ 5,946,320
               Linear Technology Corp............ 177,000       6,384,390
               Microchip Technology, Inc......... 179,000       5,754,850
               National Semiconductor Corp....... 134,000       3,481,320
               Novellus Systems, Inc............. 177,000       4,269,240
               PMC-Sierra, Inc.*(a).............. 206,000       1,588,260
               Semtech Corp.*(a)................. 103,000       1,880,780
                                                              -----------
                                                               35,594,760
                                                              -----------
               SOFTWARE - 4.6%
               Activision, Inc.*................. 197,333       2,711,355
               Adobe Systems, Inc.*.............. 118,000       4,361,280
               Avid Technology, Inc.(a)..........  40,700       2,228,732
               Cadence Design Systems, Inc.*..... 323,000       5,465,160
               NAVTEQ Corp.*..................... 125,000       5,483,750
               Red Hat, Inc.*(a)................. 188,000       5,121,120
               VeriSign, Inc.*................... 313,000       6,860,960
                                                              -----------
                                                               32,232,357
                                                              -----------
               TELECOMMUNICATION SERVICES - DIVERSIFIED - 3.3%
               ADTRAN, Inc.(a)...................  95,000       2,825,300
               Amdocs, Ltd.*..................... 124,000       3,410,000
               Garmin, Ltd.(a)...................  81,000       5,374,350
               Harris Corp....................... 161,000       6,924,610
               Telus Corp........................ 116,000       4,761,576
                                                              -----------
                                                               23,295,836
                                                              -----------

         ---------------------------------------------------------------
         SECURITY                           SHARES/PAR      VALUE
         DESCRIPTION                          AMOUNT       (NOTE 2)
         ---------------------------------------------------------------

         TELECOMMUNICATION SERVICES - WIRELESS - 2.0%
         Crown Castle International Corp.*      278,000 $   7,480,980
         Nextel Partners, Inc. - Class A*.      246,000     6,873,240
                                                        -------------
                                                           14,354,220
                                                        -------------
         Total Common Stocks (Cost $537,065,423)          686,578,846
                                                        -------------

         SHORT-TERM INVESTMENTS - 22.3%
         State Street Navigator Securities
           Lending Prime Portfolio(b)..... $129,244,931 $ 129,244,931
         T. Rowe Price Government Reserve
           Investment Fund**..............   28,396,587    28,396,587
                                                        -------------
         Total Short-Term Investments
         (Cost $157,641,518)                              157,641,518
                                                        -------------

         TOTAL INVESTMENTS - 119.5%
         (Cost $694,706,941)                              844,220,364

         Other Assets and Liabilities (net) - (19.5%)    (137,648,912)
                                                        -------------

         TOTAL NET ASSETS - 100.0%                      $ 706,571,452
                                                        =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

** Affiliated Issuer. See Note 3 for additional Information.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

MET INVESTORS SERIES TRUST
TURNER MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)



          -----------------------------------------------------------
          SECURITY                                         VALUE
          DESCRIPTION                           SHARES    (NOTE 2)
          -----------------------------------------------------------

          COMMON STOCKS - 95.1%
          ADVERTISING - 0.5%
          aQuantive, Inc.*.....................  44,480 $   1,122,675
                                                        -------------
          AUTO COMPONENTS - 0.6%
          Johnson Controls, Inc................  17,260     1,258,427
                                                        -------------
          AUTOMOTIVE - 0.7%
          Oshkosh Truck Corp...................  35,840     1,598,106
                                                        -------------
          BANKS - 0.4%
          Colonial BancGroup, Inc..............  42,010     1,000,678
                                                        -------------
          BEVERAGES, FOOD & TOBACCO - 0.8%
          Hansen Natural Corp.*................  24,160     1,904,050
                                                        -------------
          BIOTECHNOLOGY - 4.4%
          Biogen Idec, Inc.*...................  37,940     1,719,820
          Celgene Corp.*.......................  28,150     1,824,120
          Intuitive Surgical, Inc.*............   9,400     1,102,338
          MedImmune, Inc.*.....................  58,850     2,060,927
          Protein Design Labs, Inc. *..........  58,320     1,657,455
          ResMed, Inc.*........................  40,000     1,532,400
                                                        -------------
                                                            9,897,060
                                                        -------------
          BUILDING MATERIALS - 0.4%
          Florida Rock Industries, Inc.........  17,320       849,719
                                                        -------------
          COMMERCIAL SERVICES & SUPPLIES - 2.7%
          Global Payments, Inc.................  36,510     1,701,731
          Manpower, Inc........................  38,240     1,778,160
          McDermott International, Inc.*.......  33,060     1,474,806
          MPS Group, Inc.*.....................  84,580     1,156,209
                                                        -------------
                                                            6,110,906
                                                        -------------
          COMMUNICATIONS EQUIPMENT & SERVICES - 0.9%
          JDS Uniphase Corp.*.................. 904,230     2,133,983
                                                        -------------
          COMPUTER SERVICES - 1.0%
          Cogent, Inc.*........................  72,600     1,646,568
          Salesforce.com, Inc.*................  21,630       693,241
                                                        -------------
                                                            2,339,809
                                                        -------------
          COMPUTERS & PERIPHERALS - 1.0%
          Network Appliance, Inc.*.............  80,870     2,183,490
                                                        -------------
          ELECTRICAL EQUIPMENT - 1.9%
          Actuant Corp. - Class A..............  15,590       869,922
          Ametek, Inc..........................  29,760     1,265,991
          WESCO International, Inc.*...........  52,640     2,249,307
                                                        -------------
                                                            4,385,220
                                                        -------------
          ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.5%
          Harman International Industries, Inc.  25,630     2,507,896
          Itron, Inc.*.........................  20,430       818,017
                                                        -------------
                                                            3,325,913
                                                        -------------
          FINANCIALS - DIVERSIFIED - 8.5%
          Affiliated Managers Group, Inc.*.....  27,765     2,228,142
          Ameritrade Holding Corp.*............  94,560     2,269,440

       -----------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                                 SHARES    (NOTE 2)
       -----------------------------------------------------------------

       FINANCIALS - DIVERSIFIED - CONTINUED
       Chicago Merchantile Exchange Holdings,
         Inc......................................   7,590 $   2,789,249
       Legg Mason, Inc............................  23,590     2,823,487
       Mellon Financial Corp......................  75,440     2,583,820
       Moody's Corporation........................  33,660     2,067,397
       Nasdaq Stock Market, Inc.*.................  34,400     1,210,192
       T. Rowe Price Group, Inc...................  45,130     3,250,714
                                                           -------------
                                                              19,222,441
                                                           -------------
       FOOD & DRUG RETAILING - 1.1%
       Whole Foods Market, Inc....................  31,540     2,440,881
                                                           -------------
       HEALTH CARE EQUIPMENT & SUPPLIES - 1.5%
       Dade Behring Holdings, Inc.................  52,400     2,142,636
       Varian Medical Systems, Inc.*..............  26,150     1,316,391
                                                           -------------
                                                               3,459,027
                                                           -------------
       HEALTH CARE PROVIDERS & SERVICES - 4.5%
       Cerner Corp.*..............................  22,120     2,010,929
       Community Health Systems, Inc.*............  24,010       920,543
       DaVita, Inc.*..............................  28,520     1,444,253
       Express Scripts, Inc.*.....................  28,010     2,347,238
       Omnicare, Inc..............................  59,840     3,424,045
       WellPoint, Inc.*...........................       0            35
                                                           -------------
                                                              10,147,043
                                                           -------------
       HOTELS, RESTAURANTS & LEISURE - 3.2%
       Scientific Games Corp. - Class A*..........  74,550     2,033,724
       Starwood Hotels & Resorts Worldwide, Inc. -
         Class B..................................  50,300     3,212,158
       Station Casinos, Inc.......................  27,790     1,884,162
                                                           -------------
                                                               7,130,044
                                                           -------------
       INDUSTRIAL CONGLOMERATES - 1.5%
       Ceradyne, Inc.*............................  30,190     1,322,322
       Roper Industries, Inc......................  53,410     2,110,229
                                                           -------------
                                                               3,432,551
                                                           -------------
       INSURANCE - 0.7%
       HCC Insurance Holdings, Inc................  49,570     1,471,238
                                                           -------------
       INTERNET SOFTWARE & SERVICES - 5.6%
       Akamai Technologies, Inc.*................. 111,680     2,225,782
       CNET Networks, Inc.*....................... 158,670     2,330,862
       F5 Networks, Inc.*.........................  52,530     3,004,191
       Foundry Networks, Inc.*.................... 123,960     1,711,887
       Openwave Sys, Inc.*........................  97,110     1,696,512
       ValueClick, Inc.*..........................  92,380     1,673,002
                                                           -------------
                                                              12,642,236
                                                           -------------
       MACHINERY - 0.6%
       Terex Corp.*...............................  21,450     1,274,130
                                                           -------------
       MEDIA - 4.3%
       Getty Images, Inc.*........................  22,650     2,021,965
       Monster Worldwide, Inc.*...................  83,850     3,422,757

                       See notes to financial statements

MET INVESTORS SERIES TRUST
TURNER MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


       -----------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                                 SHARES    (NOTE 2)
       -----------------------------------------------------------------

       MEDIA - CONTINUED
       Sirius Satellite Radio, Inc.*.............. 489,370 $   3,278,779
       XM Satelite Radio Holdings, Inc. - Class A*  37,770     1,030,366
                                                           -------------
                                                               9,753,867
                                                           -------------
       METALS & MINING - 5.5%
       Allegheny Technologies, Inc................  50,000     1,804,000
       CONSOL Energy, Inc.........................  31,000     2,020,580
       Freeport-McMoRan Copper & Gold, Inc. -
         Class B..................................  41,850     2,251,530
       Joy Global, Inc............................  71,005     2,840,200
       Peabody Energy Corp........................  17,000     1,401,140
       Precision Castparts Corp...................  41,180     2,133,536
                                                           -------------
                                                              12,450,986
                                                           -------------
       OIL & GAS - 8.3%
       Cal Dive International, Inc.*..............  28,300     1,015,687
       Chesapeake Energy Corp.....................  38,610     1,225,095
       Grant Prideco, Inc.*.......................  27,750     1,224,330
       National-Oilwell Varco, Inc.*..............  30,770     1,929,279
       Newfield Exploration Co.*..................  31,940     1,599,236
       Range Resources Corp....................... 110,005     2,897,532
       Southwestern Energy Co. *..................  57,540     2,067,988
       Sunoco, Inc................................  34,180     2,679,028
       Ultra Petroleum Corp.*.....................  29,340     1,637,172
       XTO Energy, Inc............................  57,060     2,507,216
                                                           -------------
                                                              18,782,563
                                                           -------------
       PHARMACEUTICALS - 5.1%
       Allergan, Inc..............................  29,210     3,153,512
       Barr Pharmaceuticals, Inc.*................  38,260     2,383,215
       Cephalon, Inc.*............................  18,700     1,210,638
       Pharmaceutical Product Development, Inc.*..  17,490     1,083,505
       Sepracor, Inc.*............................  20,250     1,044,900
       Shire Pharmaceuticals Group Plc (ADR)......  43,490     1,686,977
       United Therapeutics Corp.*.................  13,530       935,194
                                                           -------------
                                                              11,497,941
                                                           -------------
       REAL ESTATE - 0.8%
       CB Richard Ellis Group, Inc. - Class A*....  30,870     1,816,699
                                                           -------------
       RETAIL - SPECIALTY - 8.8%
       Chico's FAS, Inc.*.........................  76,900     3,378,217
       Circuit City Stores, Inc...................  61,620     1,391,996
       Coach, Inc.*............................... 125,520     4,184,837
       GameStop Corp. - Class A*..................  36,220     1,152,520
       Nordstrom, Inc.............................  62,390     2,333,386
       Polo Ralph Lauren Corp.....................  33,660     1,889,672
       Tiffany & Co...............................  45,080     1,726,113
       Urban Outfitters, Inc.*....................  55,750     1,411,033
       Williams-Sonoma, Inc.*.....................  55,120     2,378,428
                                                           -------------
                                                              19,846,202
                                                           -------------

       ------------------------------------------------------------------
       SECURITY                                  SHARES/PAR     VALUE
       DESCRIPTION                                 AMOUNT      (NOTE 2)
       ------------------------------------------------------------------

       SEMICONDUCTOR EQUIPMENT & PRODUCTS - 12.7%
       Advanced Micro Devices, Inc.*............     128,640 $  3,936,384
       Agilent Technologies, Inc.*..............      82,830    2,757,411
       ASML Holding N.V.*.......................      95,320    1,914,026
       ATI Technologies, Inc.*..................      71,710    1,218,353
       Broadcom Corp. - Class A*................     101,620    4,791,383
       KLA-Tencor Corp..........................      79,460    3,919,762
       Lam Research Corp.*......................      28,970    1,033,650
       Micron Technology, Inc.*.................     200,450    2,667,989
       Silicon Laboratories, Inc.*..............      64,260    2,355,771
       SiRF Technology Holdings, Inc.*..........      38,850    1,157,730
       Trident Microsystems, Inc.*..............      49,950      899,100
       Varian Semiconductor Equipment
         Associates, Inc.*......................      44,940    1,974,214
                                                             ------------
                                                               28,625,773
                                                             ------------
       SOFTWARE - 0.4%
       Red Hat, Inc.*...........................      28,680      781,243
                                                             ------------
       TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.5%
       Comverse Technology, Inc.*...............      42,005    1,116,913
                                                             ------------
       TELECOMMUNICATION SERVICES - WIRELESS - 2.6%
       Crown Castle International Corp.*........      50,670    1,363,529
       NII Holdings, Inc. - Class B*............     101,210    4,420,853
                                                             ------------
                                                                5,784,382
                                                             ------------
       TRANSPORTATION - 2.1%
       C.H. Robinson Worldwide, Inc.............      49,560    1,835,207
       Norfolk Southern Corp....................      31,570    1,415,283
       UTI Worldwide, Inc.......................      16,990    1,577,351
                                                             ------------
                                                                4,827,841
                                                             ------------
       Total Common Stocks
       (Cost $181,073,056)                                    214,614,037
                                                             ------------

       SHORT-TERM INVESTMENTS - 4.6%
       State Street Bank & Trust Co., Repurchase
         Agreement, dated 12/30/05 at 2.80% to
         be repurchased at $10,369,225 on
         01/03/06 collateralized by 10,730,000
         FNMA 3.00% due 08/15/07 with a value
         of $10,574,082. (Cost $10,366,000)..... $10,366,000 $ 10,366,000
                                                             ------------

       TOTAL INVESTMENTS - 99.7%
       (Cost $191,439,056)                                    224,980,037

       Other Assets and Liabilities (net) - 0.3%                  576,969
                                                             ------------

       TOTAL NET ASSETS - 100.0%                             $225,557,006
                                                             ============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

FNMA - Federal Home Loan Mortgage Corporation

                       See notes to financial statements

MET INVESTORS SERIES TRUST
VAN KAMPEN COMSTOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)



          ------------------------------------------------------------
          SECURITY                                          VALUE
          DESCRIPTION                            SHARES    (NOTE 2)
          ------------------------------------------------------------

          COMMON STOCKS - 92.6%
          AIRLINES - 0.5%
          Southwest Airlines Co................. 299,100 $   4,914,213
                                                         -------------
          BANKS - 8.4%
          Bank of America Corp.................. 665,700    30,722,055
          Bank of New York Co., Inc............. 292,800     9,325,680
          SunTrust Banks, Inc...................  14,700     1,069,572
          Wachovia Corp......................... 309,100    16,339,026
          Wells Fargo & Co...................... 337,600    21,211,408
                                                         -------------
                                                            78,667,741
                                                         -------------
          BEVERAGES - 1.9%
          Anheuser-Busch Cos., Inc..............  95,700     4,111,272
          Coca-Cola Co. (The)................... 341,000    13,745,710
                                                         -------------
                                                            17,856,982
                                                         -------------
          CHEMICALS - 3.5%
          Dow Chemical Co....................... 171,400     7,510,748
          E.I. du Pont de Nemours & Co.......... 441,600    18,768,000
          Rohm & Haas Co........................ 141,900     6,870,798
                                                         -------------
                                                            33,149,546
                                                         -------------
          COMMERCIAL SERVICES & SUPPLIES - 0.5%
          CCE Spinco, Inc.*.....................       1             7
          First Data Corp....................... 106,500     4,580,565
                                                         -------------
                                                             4,580,572
                                                         -------------
          COMMUNICATIONS EQUIPMENT - 0.2%
          Andrew Corp.*.........................  49,200       527,916
          Nokia Corp. (ADR).....................  79,400     1,453,020
                                                         -------------
                                                             1,980,936
                                                         -------------
          COMPUTERS & PERIPHERALS - 1.7%
          Dell, Inc.*........................... 229,700     6,888,703
          Hewlett-Packard Co.................... 123,900     3,547,257
          International Business Machines Corp..  51,200     4,208,640
          Lexmark International, Inc. - Class A*  29,000     1,300,070
                                                         -------------
                                                            15,944,670
                                                         -------------
          ELECTRIC UTILITIES - 1.8%
          Dominion Resources, Inc...............  71,200     5,496,640
          FirstEnergy Corp...................... 151,600     7,426,884
          Public Service Enterprise Group, Inc..  58,900     3,826,733
                                                         -------------
                                                            16,750,257
                                                         -------------
          ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.7%
          American Electric Power Co., Inc...... 164,000     6,082,760
          KEMET Corp.*..........................  76,000       537,320
                                                         -------------
                                                             6,620,080
                                                         -------------
          ENERGY EQUIPMENT & SERVICES - 0.4%
          Constellation Energy Group............  60,700     3,496,320
                                                         -------------
          FINANCIALS - DIVERSIFIED - 11.3%
          Ambac Financial Group, Inc............  53,200     4,099,592
          Citigroup, Inc........................ 654,300    31,753,179

     ---------------------------------------------------------------------
     SECURITY                                                   VALUE
     DESCRIPTION                                    SHARES     (NOTE 2)
     ---------------------------------------------------------------------

     FINANCIALS - DIVERSIFIED - CONTINUED
     Fannie Mae...................................    64,200 $   3,133,602
     Freddie Mac..................................   619,200    40,464,720
     JPMorgan Chase & Co..........................   221,900     8,807,211
     Merrill Lynch & Co., Inc.....................   121,900     8,256,287
     PNC Financial Services Group, Inc............   156,200     9,657,846
                                                             -------------
                                                               106,172,437
                                                             -------------
     FOOD & DRUG RETAILING - 3.4%
     Kraft Foods, Inc. - Class A..................   381,300    10,729,782
     Unilever NV..................................   313,300    21,508,045
                                                             -------------
                                                                32,237,827
                                                             -------------
     HEALTH CARE EQUIPMENT & SUPPLIES - 1.1%
     Boston Scientific Corp.*.....................   198,300     4,856,367
     Cardinal Health, Inc.........................    85,900     5,905,625
                                                             -------------
                                                                10,761,992
                                                             -------------
     HOUSEHOLD PRODUCTS - 2.0%
     Kimberly-Clark Corp..........................   317,300    18,926,945
                                                             -------------
     INSURANCE - 4.8%
     AFLAC, Inc...................................    39,300     1,824,306
     American International Group, Inc............   109,400     7,464,362
     Assurant, Inc................................    18,200       791,518
     Berkshire Hathaway, Inc. - Class B*..........     2,060     6,047,130
     Chubb Corp. (The)............................   158,060    15,434,559
     Genworth Financial, Inc. - Class A...........    70,800     2,448,264
     Hartford Financial Services Group, Inc.......    14,400     1,236,816
     RenaissanceRe Holdings, Ltd..................    13,900       613,129
     St. Paul Travelers Co., Inc. (The)...........    93,600     4,181,112
     Torchmark Corp...............................   100,000     5,560,000
                                                             -------------
                                                                45,601,196
                                                             -------------
     INTERNET SOFTWARE & SERVICES - 0.9%
     Cisco Systems, Inc.*.........................   473,800     8,111,456
                                                             -------------
     IT CONSULTING & SERVICES - 1.0%
     Affiliated Computer Services, Inc. - Class A*   154,100     9,119,638
                                                             -------------
     MANUFACTURING - 0.3%
     Cognex Corp..................................    52,900     1,591,761
     Flextronics International, Ltd.*.............   128,300     1,339,452
                                                             -------------
                                                                 2,931,213
                                                             -------------
     MEDIA - 10.4%
     Clear Channel Communications, Inc............   694,500    21,842,025
     Comcast Corp. - Class A*.....................   363,400     9,433,864
     Gannett Co., Inc.............................    53,800     3,258,666
     Liberty Media Corp. - Class A................ 1,373,100    10,806,297
     News Corp. - Class B.........................   328,300     5,453,063
     Time Warner, Inc.............................   885,800    15,448,352
     Tribune Co...................................    96,800     2,929,168
     Viacom, Inc. - Class B.......................   408,700    13,323,620
     Walt Disney Co. (The)........................   628,200    15,057,954
                                                             -------------
                                                                97,553,009
                                                             -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
VAN KAMPEN COMSTOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


           ---------------------------------------------------------
           SECURITY                                       VALUE
           DESCRIPTION                        SHARES     (NOTE 2)
           ---------------------------------------------------------

           METALS & MINING - 2.3%
           Alcoa, Inc.......................   725,000 $  21,438,250
                                                       -------------
           OIL & GAS - 1.0%
           Halliburton Co...................    34,500     2,137,620
           Total SA (ADR)...................    57,000     7,204,800
                                                       -------------
                                                           9,342,420
                                                       -------------
           PAPER & FOREST PRODUCTS - 3.5%
           International Paper Co...........   988,640    33,228,190
                                                       -------------
           PERSONAL PRODUCTS - 0.1%
           Avon Products, Inc...............    20,800       593,840
                                                       -------------
           PHARMACEUTICALS - 14.8%
           AmerisourceBergen Corp...........    46,000     1,904,400
           Bristol-Myers Squibb Co.......... 1,295,300    29,765,994
           GlaxoSmithKline Plc (ADR)........   817,300    41,257,304
           Pfizer, Inc......................   533,500    12,441,220
           Roche Holdings, Ltd. (ADR).......   220,200    16,481,970
           Sanofi-Aventis (ADR).............   217,200     9,535,080
           Schering-Plough Corp.............   693,900    14,467,815
           Wyeth............................   290,600    13,387,942
                                                       -------------
                                                         139,241,725
                                                       -------------
           RETAIL - MULTILINE - 2.6%
           Federated Department Stores, Inc.    78,100     5,180,373
           Wal-Mart Stores, Inc.............   406,900    19,042,920
                                                       -------------
                                                          24,223,293
                                                       -------------
           RETAIL - SPECIALTY - 0.9%
           Best Buy Co., Inc................    78,200     3,400,136
           Jones Apparel Group, Inc.........   153,700     4,721,664
                                                       -------------
                                                           8,121,800
                                                       -------------
           SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.2%
           Credence Systems Corp.*..........   125,400       872,784
           Intel Corp.......................    11,600       289,536
           Novellus Systems, Inc............    13,200       318,384
                                                       -------------
                                                           1,480,704
                                                       -------------
           SOFTWARE - 0.5%
           Microsoft Corp...................   195,600     5,114,940
                                                       -------------
           TELECOMMUNICATION SERVICES - DIVERSIFIED - 9.7%
           Amdocs, Ltd.*....................    22,500       618,750
           AT&T Corp........................ 1,463,300    35,836,217
           Ericsson LM (ADR)................    34,400     1,183,360
           Sprint Nextel Corp...............   963,800    22,514,368
           Verizon Communications, Inc...... 1,021,700    30,773,604
                                                       -------------
                                                          90,926,299
                                                       -------------
           TOBACCO - 1.9%
           Altria Group, Inc................   236,300    17,656,336
                                                       -------------

     ---------------------------------------------------------------------
     SECURITY                                    SHARES/PAR     VALUE
     DESCRIPTION                                   AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------
     TOYS & AMUSEMENTS - 0.3%
     Mattel, Inc................................     194,300    3,073,826
                                                             ------------
     Total Common Stocks
     (Cost $854,512,717)                                      869,818,653
                                                             ------------

     SHORT-TERM INVESTMENTS - 9.1%
     Federal Home Loan Bank 3.400%, due
       01/03/06. (Cost $85,283,888)............. $85,300,000 $ 85,283,888
                                                             ------------

     TOTAL INVESTMENTS - 101.7%
     (Cost $939,796,605)                                      955,102,541

     Other Assets and Liabilities (net) - (1.7%)              (15,898,499)
                                                             ------------

     TOTAL NET ASSETS - 100.0%                               $939,204,042
                                                             ============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

ADR - American Depositary Receipt


                       See notes to financial statements

                     (THIS PAGE INTENTIONALLY LEFT BLANK)

MET INVESTORS SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2005


                                                                                                      MET/AIM        Cyclical
                                                                                                  Small Cap Growth  Growth ETF
                                                                                                     Portfolio      Portfolio
                                                                                                  ----------------  -----------
ASSETS
   Investments, at value (Note 2)*                                                                    $636,857,963  $11,461,684
   Repurchase Agreement                                                                                 22,172,000           --
   Cash                                                                                                      3,718      182,224
   Cash denominated in foreign currencies**                                                                     --           --
   Receivable for investments sold                                                                         481,466           --
   Receivable for Trust shares sold                                                                        100,280       50,436
   Dividends receivable                                                                                    123,137       28,927
   Interest receivable                                                                                       4,804        2,551
   Net variation margin on financial futures contracts (Note 7)                                                 --           --
   Open swap contracts at fair value (Note 10)                                                                  --           --
   Unrealized appreciation on forward currency contracts (Note 8)                                               --           --
   Receivable from investment adviser (Note 3)                                                                  --           --
   Other assets                                                                                                 --           --
                                                                                                  ----------------  -----------
      Total assets                                                                                     659,743,368   11,725,822
                                                                                                  ----------------  -----------
LIABILITIES
   Due to bank                                                                                                  --           --
   Payables for:
      Investments purchased                                                                                565,057      140,197
      When-issued/delayed delivery investments (Note 2)                                                         --           --
      Trust shares redeemed                                                                                 72,180            6
      Securities sold short, at value*** (Note 2)                                                               --           --
      Net variation margin on financial futures contracts (Note 7)                                              --           --
      Open swap contracts at fair value (Note 10)                                                               --           --
      Unrealized depreciation on forward currency contracts (Note 8)                                            --           --
      Cash denominated in foreign currencies**                                                                  --           --
      Outstanding written options****                                                                           --           --
      Distribution and services fees - Class B                                                              63,986        2,381
      Distribution and services fees - Class E                                                               1,737           --
      Collateral on securities on loan                                                                 132,651,947           --
      Interest payable swap position                                                                            --           --
      Investment advisory fee payable (Note 3)                                                             403,390        4,077
      Administration fee payable                                                                             4,127           --
      Custodian and accounting fees payable                                                                 35,179        2,935
   Accrued expenses                                                                                         47,196       14,344
                                                                                                  ----------------  -----------
      Total liabilities                                                                                133,844,799      163,940
                                                                                                  ----------------  -----------
NET ASSETS                                                                                            $525,898,569  $11,561,882
                                                                                                  ================  ===========
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                                                    $419,717,321  $11,399,252
   Accumulated net realized gain (loss)                                                                 42,015,139        6,138
   Unrealized appreciation (depreciation) on investments, futures contracts, options contracts,
    swap contracts and foreign currency                                                                 64,167,031      154,316
   Undistributed (distributions in excess of) net investment income                                           (922)       2,176
                                                                                                  ----------------  -----------
      Total                                                                                           $525,898,569  $11,561,882
                                                                                                  ================  ===========
NET ASSETS
   Class A                                                                                            $215,372,905  $        --
                                                                                                  ================  ===========
   Class B                                                                                             297,105,948   11,561,882
                                                                                                  ================  ===========
   Class E                                                                                              13,419,716           --
                                                                                                  ================  ===========
CAPITAL SHARES OUTSTANDING
   Class A                                                                                              15,763,026           --
                                                                                                  ================  ===========
   Class B                                                                                              21,984,528    1,139,989
                                                                                                  ================  ===========
   Class E                                                                                                 987,075           --
                                                                                                  ================  ===========
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                                            $      13.66           --
                                                                                                  ================  ===========
   Class B                                                                                                   13.51        10.14
                                                                                                  ================  ===========
   Class E                                                                                                   13.60           --
                                                                                                  ================  ===========

--------------------------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreement                                                  $572,690,932  $11,307,368
**Cost of cash denominated in foreign currencies                                                                --           --
***Proceed of short sales                                                                                       --           --
****Cost of written options                                                                                     --           --

                                                                                                  Cyclical Growth
                                                                                                  and Income ETF
                                                                                                     Portfolio
                                                                                                  ---------------
ASSETS
   Investments, at value (Note 2)*                                                                     $7,154,005
   Repurchase Agreement                                                                                        --
   Cash                                                                                                   143,461
   Cash denominated in foreign currencies**                                                                    --
   Receivable for investments sold                                                                             --
   Receivable for Trust shares sold                                                                        48,785
   Dividends receivable                                                                                    17,279
   Interest receivable                                                                                        843
   Net variation margin on financial futures contracts (Note 7)                                                --
   Open swap contracts at fair value (Note 10)                                                                 --
   Unrealized appreciation on forward currency contracts (Note 8)                                              --
   Receivable from investment adviser (Note 3)                                                              3,653
   Other assets                                                                                                --
                                                                                                  ---------------
      Total assets                                                                                      7,368,026
                                                                                                  ---------------
LIABILITIES
   Due to bank                                                                                                 --
   Payables for:
      Investments purchased                                                                               125,464
      When-issued/delayed delivery investments (Note 2)                                                        --
      Trust shares redeemed                                                                                   161
      Securities sold short, at value*** (Note 2)                                                              --
      Net variation margin on financial futures contracts (Note 7)                                             --
      Open swap contracts at fair value (Note 10)                                                              --
      Unrealized depreciation on forward currency contracts (Note 8)                                           --
      Cash denominated in foreign currencies**                                                                 --
      Outstanding written options****                                                                          --
      Distribution and services fees - Class B                                                              1,378
      Distribution and services fees - Class E                                                                 --
      Collateral on securities on loan                                                                         --
      Interest payable swap position                                                                           --
      Investment advisory fee payable (Note 3)                                                              2,052
      Administration fee payable                                                                               --
      Custodian and accounting fees payable                                                                 2,879
   Accrued expenses                                                                                        17,707
                                                                                                  ---------------
      Total liabilities                                                                                   149,641
                                                                                                  ---------------
NET ASSETS                                                                                             $7,218,385
                                                                                                  ===============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                                                     $7,193,334
   Accumulated net realized gain (loss)                                                                     2,962
   Unrealized appreciation (depreciation) on investments, futures contracts, options contracts,
    swap contracts and foreign currency                                                                    22,089
   Undistributed (distributions in excess of) net investment income                                            --
                                                                                                  ---------------
      Total                                                                                            $7,218,385
                                                                                                  ===============
NET ASSETS
   Class A                                                                                             $       --
                                                                                                  ===============
   Class B                                                                                              7,218,385
                                                                                                  ===============
   Class E                                                                                                     --
                                                                                                  ===============
CAPITAL SHARES OUTSTANDING
   Class A                                                                                                     --
                                                                                                  ===============
   Class B                                                                                                714,261
                                                                                                  ===============
   Class E                                                                                                     --
                                                                                                  ===============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                                             $       --
                                                                                                  ===============
   Class B                                                                                                  10.11
                                                                                                  ===============
   Class E                                                                                                     --
                                                                                                  ===============

-----------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreement                                                   $7,131,916
**Cost of cash denominated in foreign currencies                                                               --
***Proceed of short sales                                                                                      --
****Cost of written options                                                                                    --

                       See notes to financial statements

Goldman Sachs Harris Oakmark Janus Aggressive    Lazard      Legg Mason    Lord Abbett
Mid-Cap Value International       Growth         Mid Cap    Value Equity America's Value
  Portfolio     Portfolio       Portfolio       Portfolio    Portfolio      Portfolio
------------- -------------- ----------------  ------------ ------------ ---------------
 $409,982,032 $1,431,794,719     $871,679,461  $307,773,764   $7,724,821     $70,534,785
   12,340,000     63,790,000               --    17,384,000      994,000       1,868,000
          114            171           64,326           881          805             750
           --      4,814,878          104,836             2        9,751              --
      128,229             --           88,861            --           --              --
      180,211        765,034          195,242       155,544      329,224              --
      676,164      1,127,380          269,553       262,452        1,587         126,392
        1,920          9,923               --         2,704           72         312,283
           --             --               --            --           --              --
           --             --               --            --           --              --
           --        451,988               --            --           --              --
           --             --               --            --        9,995              --
        4,296         13,169            8,730         3,722           --           5,806
------------- -------------- ----------------  ------------ ------------ ---------------
  423,312,966  1,502,767,262      872,411,009   325,583,069    9,070,255      72,848,016
------------- -------------- ----------------  ------------ ------------ ---------------
           --             --               --            --           --              --
      847,556     20,244,933           51,412     2,986,299      973,205         623,419
           --             --               --            --           --              --
           20        702,958          480,842       181,302           18           3,431
           --             --               --            --           --              --
           --             --               --            --           --              --
           --             --               --            --           --              --
           --             --               --            --           --              --
           --             --               --            --           --              --
           --             --               --            --           --              --
       28,785        115,388           59,153        42,726          529          15,166
           --         16,497              794         4,171           --              --
           --    151,156,676       86,643,020            --           --              --
           --             --               --            --           --              --
      255,726        875,055          441,254       194,362           --          39,431
        1,840          4,840            3,242         1,027           --             626
       34,626        332,073           72,727        27,887        7,729          18,816
       34,727         86,138           62,909        45,362       30,352          31,490
------------- -------------- ----------------  ------------ ------------ ---------------
    1,203,280    173,534,558       87,815,353     3,483,136    1,011,833         732,379
------------- -------------- ----------------  ------------ ------------ ---------------
 $422,109,686 $1,329,232,704     $784,595,656  $322,099,933   $8,058,422     $72,115,637
============= ============== ================  ============ ============ ===============
 $380,524,984 $1,022,953,857     $619,862,194  $274,000,572   $7,903,058     $65,807,908
    4,095,531     41,808,018       43,141,969    41,287,576          160       1,313,655

   37,342,090    228,902,268      121,593,478     5,461,604      155,058       3,429,335
      147,081     35,568,561           (1,985)    1,350,181          146       1,564,739
------------- -------------- ----------------  ------------ ------------ ---------------
 $422,109,686 $1,329,232,704     $784,595,656  $322,099,933   $8,058,422     $72,115,637
============= ============== ================  ============ ============ ===============
 $285,029,985 $  644,540,712     $500,463,122  $ 89,042,205   $3,185,414     $        --
============= ============== ================  ============ ============ ===============
  137,079,701    554,317,723      277,755,937   200,413,428    4,873,008      72,115,637
============= ============== ================  ============ ============ ===============
           --    130,374,269        6,376,597    32,644,300           --              --
============= ============== ================  ============ ============ ===============
   22,724,830     39,714,133       57,525,796     6,521,885      299,000              --
============= ============== ================  ============ ============ ===============
   10,925,761     34,414,998       32,293,897    14,764,291      457,402       5,130,757
============= ============== ================  ============ ============ ===============
           --      8,076,776          739,514     2,398,654           --              --
============= ============== ================  ============ ============ ===============
 $      12.54 $        16.23     $       8.70  $      13.65   $    10.65     $        --
============= ============== ================  ============ ============ ===============
        12.55          16.11             8.60         13.57        10.65           14.06
============= ============== ================  ============ ============ ===============
           --          16.14             8.62         13.61           --              --
============= ============== ================  ============ ============ ===============

----------------------------------------------------------------------------------------
 $372,639,942 $1,203,415,268     $750,081,848  $302,312,160   $7,569,845     $67,105,450
           --      4,751,905          104,847             2        9,820              --
           --             --               --            --           --              --
           --             --               --            --           --              --

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2005


                                                                                                        Lord Abbett
                                                                                                       Bond Debenture
                                                                                                         Portfolio
                                                                                                       --------------
ASSETS
   Investments, at value (Note 2)*                                                                     $1,842,019,095
   Repurchase Agreement                                                                                    57,453,000
   Cash                                                                                                       173,047
   Cash denominated in foreign currencies**                                                                        --
   Receivable for investments sold                                                                          4,993,392
   Receivable for Trust shares sold                                                                           618,600
   Dividends receivable                                                                                       108,594
   Interest receivable                                                                                     22,863,655
   Net variation margin on financial futures contracts (Note 7)                                                    --
   Open swap contracts at fair value (Note 10)                                                                     --
   Unrealized appreciation on forward currency contracts (Note 8)                                                  --
   Receivable from investment adviser (Note 3)                                                                     --
   Other assets                                                                                                18,944
                                                                                                       --------------
      Total assets                                                                                      1,928,248,327
                                                                                                       --------------
LIABILITIES
   Due to bank                                                                                                     --
   Payables for:
      Investments purchased                                                                                        --
      When-issued/delayed delivery investments (Note 2)                                                            --
      Trust shares redeemed                                                                                   353,404
      Securities sold short, at value*** (Note 2)                                                                  --
      Net variation margin on financial futures contracts (Note 7)                                                 --
      Open swap contracts at fair value (Note 10)                                                                  --
      Unrealized depreciation on forward currency contracts (Note 8)                                               --
      Cash denominated in foreign currencies**                                                                     --
      Outstanding written options****                                                                              --
      Distribution and services fees - Class B                                                                148,673
      Distribution and services fees - Class E                                                                  4,456
      Collateral on securities on loan                                                                    330,838,930
      Interest payable swap position                                                                               --
      Investment advisory fee payable (Note 3)                                                                676,848
      Administration fee payable                                                                                4,092
      Custodian and accounting fees payable                                                                    69,571
   Accrued expenses                                                                                            99,456
                                                                                                       --------------
      Total liabilities                                                                                   332,195,430
                                                                                                       --------------
NET ASSETS                                                                                             $1,596,052,897
                                                                                                       ==============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                                                     $1,538,052,295
   Accumulated net realized gain (loss)                                                                   (22,361,030)
   Unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap
    contracts and foreign currency                                                                         (3,496,274)
   Undistributed (distributions in excess of) net investment income                                        83,857,906
                                                                                                       --------------
      Total                                                                                            $1,596,052,897
                                                                                                       ==============
NET ASSETS
   Class A                                                                                             $  856,405,995
                                                                                                       ==============
   Class B                                                                                                704,506,208
                                                                                                       ==============
   Class E                                                                                                 35,140,694
                                                                                                       ==============
CAPITAL SHARES OUTSTANDING
   Class A                                                                                                 69,757,308
                                                                                                       ==============
   Class B                                                                                                 57,782,647
                                                                                                       ==============
   Class E                                                                                                  2,877,504
                                                                                                       ==============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                                             $        12.28
                                                                                                       ==============
   Class B                                                                                                      12.19
                                                                                                       ==============
   Class E                                                                                                      12.21
                                                                                                       ==============

-----------------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreement                                                   $1,845,515,369
**Cost of cash denominated in foreign currencies                                                                   --
***Proceed of short sales                                                                                          --
****Cost of written options                                                                                        --

                                                                                                          Lord Abbett
                                                                                                       Growth and Income
                                                                                                           Portfolio
                                                                                                       -----------------
ASSETS
   Investments, at value (Note 2)*                                                                        $3,264,216,651
   Repurchase Agreement                                                                                      104,229,000
   Cash                                                                                                              165
   Cash denominated in foreign currencies**                                                                           --
   Receivable for investments sold                                                                             5,728,456
   Receivable for Trust shares sold                                                                              290,169
   Dividends receivable                                                                                        5,145,410
   Interest receivable                                                                                            16,213
   Net variation margin on financial futures contracts (Note 7)                                                       --
   Open swap contracts at fair value (Note 10)                                                                        --
   Unrealized appreciation on forward currency contracts (Note 8)                                                     --
   Receivable from investment adviser (Note 3)                                                                        --
   Other assets                                                                                                   37,730
                                                                                                       -----------------
      Total assets                                                                                         3,379,663,794
                                                                                                       -----------------
LIABILITIES
   Due to bank                                                                                                        --
   Payables for:
      Investments purchased                                                                                   11,446,156
      When-issued/delayed delivery investments (Note 2)                                                               --
      Trust shares redeemed                                                                                    2,173,290
      Securities sold short, at value*** (Note 2)                                                                     --
      Net variation margin on financial futures contracts (Note 7)                                                    --
      Open swap contracts at fair value (Note 10)                                                                     --
      Unrealized depreciation on forward currency contracts (Note 8)                                                  --
      Cash denominated in foreign currencies**
      Outstanding written options****                                                                                 --
      Distribution and services fees - Class B                                                                   241,384
      Distribution and services fees - Class E                                                                        --
      Collateral on securities on loan                                                                       247,970,090
      Interest payable swap position                                                                                  --
      Investment advisory fee payable (Note 3)                                                                 1,355,936
      Administration fee payable                                                                                   7,495
      Custodian and accounting fees payable                                                                      100,558
   Accrued expenses                                                                                              163,895
                                                                                                       -----------------
      Total liabilities                                                                                      263,458,804
                                                                                                       -----------------
NET ASSETS                                                                                                $3,116,204,990
                                                                                                       =================
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                                                        $2,556,184,702
   Accumulated net realized gain (loss)                                                                      205,919,946
   Unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap
    contracts and foreign currency                                                                           312,490,842
   Undistributed (distributions in excess of) net investment income                                           41,609,500
                                                                                                       -----------------
      Total                                                                                               $3,116,204,990
                                                                                                       =================
NET ASSETS
   Class A                                                                                                $1,985,721,183
                                                                                                       =================
   Class B                                                                                                 1,130,483,807
                                                                                                       =================
   Class E                                                                                                            --
                                                                                                       =================
CAPITAL SHARES OUTSTANDING
   Class A                                                                                                    71,979,223
                                                                                                       =================
   Class B                                                                                                    41,220,010
                                                                                                       =================
   Class E                                                                                                            --
                                                                                                       =================
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                                                $        27.59
                                                                                                       =================
   Class B                                                                                                         27.43
                                                                                                       =================
   Class E                                                                                                            --
                                                                                                       =================

-------------------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreement                                                      $2,951,725,809
**Cost of cash denominated in foreign currencies                                                                      --
***Proceed of short sales                                                                                             --
****Cost of written options                                                                                           --

                                                                                                           Lord Abbett
                                                                                                       Growth Opportunities
                                                                                                            Portfolio
                                                                                                       --------------------
ASSETS
   Investments, at value (Note 2)*                                                                              $70,411,341
   Repurchase Agreement                                                                                           4,995,000
   Cash                                                                                                                 302
   Cash denominated in foreign currencies**                                                                              --
   Receivable for investments sold                                                                                  177,466
   Receivable for Trust shares sold                                                                                  26,755
   Dividends receivable                                                                                              39,042
   Interest receivable                                                                                                  555
   Net variation margin on financial futures contracts (Note 7)                                                          --
   Open swap contracts at fair value (Note 10)                                                                           --
   Unrealized appreciation on forward currency contracts (Note 8)                                                        --
   Receivable from investment adviser (Note 3)                                                                        7,890
   Other assets                                                                                                          --
                                                                                                       --------------------
      Total assets                                                                                               75,658,351
                                                                                                       --------------------
LIABILITIES
   Due to bank                                                                                                           --
   Payables for:
      Investments purchased                                                                                       2,800,880
      When-issued/delayed delivery investments (Note 2)                                                                  --
      Trust shares redeemed                                                                                          71,536
      Securities sold short, at value*** (Note 2)                                                                        --
      Net variation margin on financial futures contracts (Note 7)                                                       --
      Open swap contracts at fair value (Note 10)                                                                        --
      Unrealized depreciation on forward currency contracts (Note 8)                                                     --
      Cash denominated in foreign currencies**                                                                           --
      Outstanding written options****                                                                                    --
      Distribution and services fees - Class B                                                                        8,684
      Distribution and services fees - Class E                                                                           --
      Collateral on securities on loan                                                                           10,329,737
      Interest payable swap position                                                                                     --
      Investment advisory fee payable (Note 3)                                                                       37,410
      Administration fee payable                                                                                      1,505
      Custodian and accounting fees payable                                                                          21,936
   Accrued expenses                                                                                                  31,174
                                                                                                       --------------------
      Total liabilities                                                                                          13,302,862
                                                                                                       --------------------
NET ASSETS                                                                                                      $62,355,489
                                                                                                       ====================
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                                                              $54,573,219
   Accumulated net realized gain (loss)                                                                             118,940
   Unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap
    contracts and foreign currency                                                                                7,663,473
   Undistributed (distributions in excess of) net investment income                                                    (143)
                                                                                                       --------------------
      Total                                                                                                     $62,355,489
                                                                                                       ====================
NET ASSETS
   Class A                                                                                                      $21,499,564
                                                                                                       ====================
   Class B                                                                                                       40,855,925
                                                                                                       ====================
   Class E                                                                                                               --
                                                                                                       ====================
CAPITAL SHARES OUTSTANDING
   Class A                                                                                                        2,109,137
                                                                                                       ====================
   Class B                                                                                                        4,069,791
                                                                                                       ====================
   Class E                                                                                                               --
                                                                                                       ====================
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                                                      $     10.19
                                                                                                       ====================
   Class B                                                                                                            10.04
                                                                                                       ====================
   Class E                                                                                                               --
                                                                                                       ====================

----------------------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreement                                                            $62,747,868
**Cost of cash denominated in foreign currencies                                                                         --
***Proceed of short sales                                                                                                --
****Cost of written options                                                                                              --

                       See notes to financial statements

 Lord Abbett  MetLife Aggressive MetLife Balanced      MetLife           MetLife          MetLife
Mid-Cap Value      Strategy          Strategy     Defensive Strategy Growth Strategy Moderate Strategy
  Portfolio       Portfolio         Portfolio         Portfolio         Portfolio        Portfolio
------------- ------------------ ---------------- ------------------ --------------- -----------------
 $393,053,627       $662,004,309   $3,530,878,895       $356,181,335  $3,208,270,612    $1,170,720,414
   11,937,000                 --               --                 --              --                --
           66                  6               --                 --              --                --
           --                 --               --                 --              --                --
           --                 --               --                 --              --                --
       40,769            655,149        1,514,876            363,483         960,315           476,401
      402,662                 --               --                 --              --                --
        1,857                 --               --                 --              --                --
           --                 --               --                 --              --                --
           --                 --               --                 --              --                --
           --                 --               --                 --              --                --
           --             17,041               --             16,897              --                --
        4,142              1,025            7,321                164                             1,412
------------- ------------------ ---------------- ------------------ --------------- -----------------
  405,440,123        662,677,530    3,532,401,092        356,561,879   3,209,230,927     1,171,198,227
------------- ------------------ ---------------- ------------------ --------------- -----------------
           --                 --               --                 --               2                --
      998,555            346,322        1,514,875            326,084         518,279           476,395
           --                 --               --                 --              --                --
       80,183            308,827               --             37,399         442,036                 5
                              --               --                 --              --                --
           --                 --               --                 --              --                --
           --                 --               --                 --              --                --
           --                 --               --                 --              --                --
           --                 --               --                 --              --                --
           --                 --               --                 --              --                --
       48,589            138,568          739,723             73,897         667,816           244,880
           --                 --               --                 --              --                --
   61,749,302                 --               --                 --              --                --
           --                 --               --                 --              --                --
      198,517             52,117          132,402             29,560         130,545            77,321
        1,683              2,671            2,671              2,671           2,671             2,671
       27,467              9,338            9,338              9,338           9,338             9,338
       45,336             22,599           23,252             20,627          17,565            22,876
------------- ------------------ ---------------- ------------------ --------------- -----------------
   63,149,632            880,442        2,422,261            499,576       1,788,252           833,486
------------- ------------------ ---------------- ------------------ --------------- -----------------
 $342,290,491       $661,797,088   $3,529,978,831       $356,062,303  $3,207,442,675    $1,170,364,741
============= ================== ================ ================== =============== =================
 $244,950,904       $600,771,289   $3,331,655,092       $345,279,557  $2,967,665,010    $1,118,955,010
   32,204,547          5,322,190       23,822,297          2,128,962      23,812,549         9,040,051
   62,946,777         55,629,416      174,125,673          8,622,492     215,636,306        42,248,694
    2,188,263             74,193          375,769             31,292         328,810           120,986
------------- ------------------ ---------------- ------------------ --------------- -----------------
 $342,290,491       $661,797,088   $3,529,978,831       $356,062,303  $3,207,442,675    $1,170,364,741
============= ================== ================ ================== =============== =================
 $113,340,277       $     79,722   $      160,646       $     10,602  $    1,205,927    $      294,209
============= ================== ================ ================== =============== =================
  228,950,214        661,717,366    3,529,818,185        356,051,701   3,206,236,748     1,170,070,532
============= ================== ================ ================== =============== =================
           --                 --               --                 --              --                --
============= ================== ================ ================== =============== =================
    5,043,081              6,826           14,717              1,030         105,896            27,826
============= ================== ================ ================== =============== =================
   10,277,705         56,661,492      323,282,018         34,615,629     281,356,823       110,699,660
============= ================== ================ ================== =============== =================
           --                 --               --                 --              --                --
============= ================== ================ ================== =============== =================
 $      22.47       $      11.68   $        10.92       $      10.29  $        11.39    $        10.57
============= ================== ================ ================== =============== =================
        22.28              11.68            10.92              10.29           11.40             10.57
============= ================== ================ ================== =============== =================
           --                 --               --                 --              --                --
============= ================== ================ ================== =============== =================

------------------------------------------------------------------------------------------------------
 $330,106,850       $606,374,893   $3,356,753,222       $347,558,843  $2,992,634,306    $1,128,471,720
           --                 --               --                 --              --                --
           --                 --               --                 --              --                --
           --                 --               --                 --              --                --

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2005

                                                                                                 MFS Research   Neuberger Berman
                                                                                                 International    Real Estate
                                                                                                   Portfolio       Portfolio
                                                                                                 -------------- ----------------
ASSETS
   Investments, at value (Note 2)*                                                               $1,224,266,304     $554,729,230
   Repurchase Agreement                                                                              25,041,000       24,551,000
   Cash                                                                                                     763              575
   Cash denominated in foreign currencies**                                                             183,988               --
   Receivable for investments sold                                                                    2,834,596               --
   Receivable for Trust shares sold                                                                     487,567          182,166
   Dividends receivable                                                                                 886,677        3,162,171
   Interest receivable                                                                                    3,895            3,819
   Net variation margin on financial futures contracts (Note 7)                                              --               --
   Open swap contracts at fair value (Note 10)                                                               --               --
   Unrealized appreciation on forward currency contracts (Note 8)                                            --               --
   Receivable from investment adviser (Note 3)                                                               --               --
   Other assets                                                                                          11,404            5,597
                                                                                                 -------------- ----------------
      Total assets                                                                                1,253,716,194      582,634,558
                                                                                                 -------------- ----------------
LIABILITIES
   Due to bank                                                                                               --               --
   Payables for:
      Investments purchased                                                                              24,256        9,918,045
      When-issued/delayed delivery investments (Note 2)                                                      --               --
      Trust shares redeemed                                                                             673,236          359,191
      Securities sold short, at value*** (Note 2)                                                            --               --
      Net variation margin on financial futures contracts (Note 7)                                           --               --
      Open swap contracts at fair value (Note 10)                                                            --               --
      Unrealized depreciation on forward currency contracts (Note 8)                                         35               --
      Cash denominated in foreign currencies**                                                               --               --
      Outstanding written options****                                                                        --               --
      Distribution and services fees - Class B                                                           92,740           65,828
      Distribution and services fees - Class E                                                            1,747            6,505
      Collateral on securities on loan                                                              169,544,072               --
      Interest payable swap position                                                                         --               --
      Investment advisory fee payable (Note 3)                                                          656,340          318,209
      Administration fee payable                                                                          3,310            2,187
      Custodian and accounting fees payable                                                             350,336           26,928
   Accrued expenses                                                                                      77,170           47,287
                                                                                                 -------------- ----------------
      Total liabilities                                                                             171,423,242       10,744,180
                                                                                                 -------------- ----------------
NET ASSETS                                                                                       $1,082,292,952     $571,890,378
                                                                                                 ============== ================
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                                               $  848,446,175     $464,299,516
   Accumulated net realized gain (loss)                                                              80,168,716       38,201,733
   Unrealized appreciation (depreciation) on investments, futures contracts, options contracts
    and foreign currency                                                                            145,334,906       60,191,544
   Undistributed (distributions in excess of) net investment income                                   8,343,155        9,197,585
                                                                                                 -------------- ----------------
      Total                                                                                      $1,082,292,952     $571,890,378
                                                                                                 ============== ================
NET ASSETS
   Class A                                                                                       $  624,210,071     $204,147,859
                                                                                                 ============== ================
   Class B                                                                                          443,525,653      316,402,583
                                                                                                 ============== ================
   Class E                                                                                           14,557,228       51,339,936
                                                                                                 ============== ================
CAPITAL SHARES OUTSTANDING
   Class A                                                                                           48,011,738       14,430,021
                                                                                                 ============== ================
   Class B                                                                                           34,281,448       22,419,627
                                                                                                 ============== ================
   Class E                                                                                            1,123,040        3,634,437
                                                                                                 ============== ================
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                                       $        13.00     $      14.15
                                                                                                 ============== ================
   Class B                                                                                                12.94            14.11
                                                                                                 ============== ================
   Class E                                                                                                12.96            14.13
                                                                                                 ============== ================

---------------------------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreement                                             $1,078,924,550     $494,537,686
**Cost of cash denominated in foreign currencies                                                        184,886               --
***Proceed of short sales                                                                                    --               --
****Cost of written options                                                                                  --               --

                                                                                                 Oppenheimer Capital
                                                                                                    Appreciation
                                                                                                      Portfolio
                                                                                                 -------------------
ASSETS
   Investments, at value (Note 2)*                                                                    $1,184,085,701
   Repurchase Agreement                                                                                   35,819,000
   Cash                                                                                                          876
   Cash denominated in foreign currencies**                                                                       --
   Receivable for investments sold                                                                                --
   Receivable for Trust shares sold                                                                          253,867
   Dividends receivable                                                                                      817,899
   Interest receivable                                                                                         5,572
   Net variation margin on financial futures contracts (Note 7)                                                   --
   Open swap contracts at fair value (Note 10)                                                                    --
   Unrealized appreciation on forward currency contracts (Note 8)                                                 --
   Receivable from investment adviser (Note 3)                                                                    --
   Other assets                                                                                               16,981
                                                                                                 -------------------
      Total assets                                                                                     1,220,999,896
                                                                                                 -------------------
LIABILITIES
   Due to bank                                                                                                    --
   Payables for:
      Investments purchased                                                                                  685,430
      When-issued/delayed delivery investments (Note 2)                                                           --
      Trust shares redeemed                                                                                  584,117
      Securities sold short, at value*** (Note 2)                                                                 --
      Net variation margin on financial futures contracts (Note 7)                                                --
      Open swap contracts at fair value (Note 10)                                                                 --
      Unrealized depreciation on forward currency contracts (Note 8)                                              --
      Cash denominated in foreign currencies**                                                                    --
      Outstanding written options****                                                                             --
      Distribution and services fees - Class B                                                               108,348
      Distribution and services fees - Class E                                                                   108
      Collateral on securities on loan                                                                    51,990,284
      Interest payable swap position                                                                              --
      Investment advisory fee payable (Note 3)                                                               617,150
      Administration fee payable                                                                                  --
      Custodian and accounting fees payable                                                                   68,304
   Accrued expenses                                                                                           79,970
                                                                                                 -------------------
      Total liabilities                                                                                   54,133,711
                                                                                                 -------------------
NET ASSETS                                                                                            $1,166,866,185
                                                                                                 ===================
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                                                    $1,050,729,840
   Accumulated net realized gain (loss)                                                                    6,274,199
   Unrealized appreciation (depreciation) on investments, futures contracts, options contracts
    and foreign currency                                                                                 106,890,168
   Undistributed (distributions in excess of) net investment income                                        2,971,978
                                                                                                 -------------------
      Total                                                                                           $1,166,866,185
                                                                                                 ===================
NET ASSETS
   Class A                                                                                            $  664,185,654
                                                                                                 ===================
   Class B                                                                                               501,823,542
                                                                                                 ===================
   Class E                                                                                                   856,989
                                                                                                 ===================
CAPITAL SHARES OUTSTANDING
   Class A                                                                                                76,444,565
                                                                                                 ===================
   Class B                                                                                                58,206,388
                                                                                                 ===================
   Class E                                                                                                    98,712
                                                                                                 ===================
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                                            $         8.69
                                                                                                 ===================
   Class B                                                                                                      8.62
                                                                                                 ===================
   Class E                                                                                                      8.68
                                                                                                 ===================

--------------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreement                                                  $1,077,190,033
**Cost of cash denominated in foreign currencies                                                                  --
***Proceed of short sales                                                                                         --
****Cost of written options                                                                                       --

                       See notes to financial statements

PIMCO Inflation    PIMCO Total        Met/Putnam        RCM Global    Third Avenue   T. Rowe Price
Protected Bond       Return      Capital Opportunities  Technology   Small Cap Value Mid-Cap Growth
   Portfolio        Portfolio          Portfolio        Portfolio       Portfolio      Portfolio
---------------  --------------  --------------------- ------------  --------------- --------------
 $1,846,303,595  $2,821,202,665            $56,232,942 $266,429,444   $  970,023,944   $844,220,364
    109,402,000      32,560,000                     --    7,305,000      142,349,000             --
            946           1,720                 19,420          520              241             --
        146,412       4,401,610                     --           --            3,580             --
     21,694,501     266,091,353                321,867   18,058,513       13,782,821      2,326,084
        310,661       2,115,720                     --       26,080          324,984        169,105
          8,225          24,063                 46,419       49,049          820,382        691,278
      4,124,096      14,479,140                     --        1,136           22,143         96,019
             --              --                     --           --               --             --
      2,042,962              --                     --           --               --             --
             --              --                     --           --               --             --
             --              --                     --          793               --             --
         11,148          25,420                    589        2,704            9,803             --
---------------  --------------  --------------------- ------------  --------------- --------------
  1,984,044,546   3,140,901,691             56,621,237  291,873,239    1,127,336,898    847,502,850
---------------  --------------  --------------------- ------------  --------------- --------------
             --              --                     --           --               --        335,266
    984,569,880     763,561,014                 55,181   10,233,299        7,431,524     10,301,617
             --              --                     --           --               --             --
         54,217         680,510                 80,153      251,619           22,141        420,338
     26,934,810     193,576,634                     --    9,797,199               --             --
          1,581          29,241                     --           --               --             --
             --       8,379,363                     --           --               --             --
        150,228       1,425,044                     --           --               --             --
             --              --                     --           --               --             --
         27,219       1,189,373                     --    1,257,620               --             --
         81,458         232,352                  1,112       18,461           94,260         88,971
             --          18,635                     --        2,392               --          3,223
             --              --             11,563,449   35,626,920      199,839,557    129,244,931
        495,602       3,684,989                     --           --               --             --
        406,359         906,077                 32,975      178,667          583,404        439,602
          3,527             898                  1,458        2,589            2,205          3,192
         58,242         167,280                 23,130       27,877           45,408         42,464
         50,385         125,673                 31,507       45,642           67,351         51,794
---------------  --------------  --------------------- ------------  --------------- --------------
  1,012,833,508     973,977,083             11,788,965   57,442,285      208,085,850    140,931,398
---------------  --------------  --------------------- ------------  --------------- --------------
 $  971,211,038  $2,166,924,608            $44,832,272 $234,430,954   $  919,251,048   $706,571,452
===============  ==============  ===================== ============  =============== ==============
 $  944,312,425  $2,121,343,776            $38,229,805 $210,076,956   $  648,764,255   $531,652,784
      1,470,437     (23,395,657)             1,470,218   (9,863,118)      68,214,575     25,405,729

       (189,572)     (7,915,717)             5,035,155   34,528,202      196,476,906    149,513,263
     25,617,748      76,892,206                 97,094     (311,086)       5,795,312           (324)
---------------  --------------  --------------------- ------------  --------------- --------------
 $  971,211,038  $2,166,924,608            $44,832,272 $234,430,954   $  919,251,048   $706,571,452
===============  ==============  ===================== ============  =============== ==============
 $  585,798,936  $  912,626,426            $39,539,373 $129,348,570   $  476,834,388   $258,608,932
===============  ==============  ===================== ============  =============== ==============
    385,412,102   1,107,737,467              5,292,899   86,476,093      442,416,660    422,569,665
===============  ==============  ===================== ============  =============== ==============
             --     146,560,715                     --   18,606,291               --     25,392,855
===============  ==============  ===================== ============  =============== ==============
     54,327,315      78,649,719              2,548,627   25,295,337       28,710,205     30,457,763
===============  ==============  ===================== ============  =============== ==============
     35,834,547      96,335,613                344,552   17,112,023       26,725,478     50,437,152
===============  ==============  ===================== ============  =============== ==============
             --      12,709,648                     --    3,667,912               --      3,014,778
===============  ==============  ===================== ============  =============== ==============
 $        10.78  $        11.60            $     15.51 $       5.11   $        16.61   $       8.49
===============  ==============  ===================== ============  =============== ==============
          10.76           11.50                  15.36         5.05            16.55           8.38
===============  ==============  ===================== ============  =============== ==============
             --           11.53                     --         5.07               --           8.42
===============  ==============  ===================== ============  =============== ==============

----------------------------------------------------------------------------------------------------
 $1,847,901,620  $2,824,390,035            $51,197,787 $231,608,176   $  773,545,956   $694,706,941
        146,446       4,395,313                     --           --            3,556             --
     27,198,357     192,798,950                     --    9,653,859               --             --
         44,580       1,867,082                     --    1,107,926               --             --

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2005

                                                                                                         Turner       Van Kampen
                                                                                                     Mid-Cap Growth    Comstock
                                                                                                       Portfolio      Portfolio
                                                                                                     --------------  ------------
ASSETS
   Investments, at value (Note 2)*                                                                     $214,614,037  $955,102,541
   Repurchase Agreement                                                                                  10,366,000            --
   Cash                                                                                                         275        54,220
   Cash denominated in foreign currencies**                                                                      --            --
   Receivable for investments sold                                                                        2,099,542            --
   Receivable for Trust shares sold                                                                          57,964       439,283
   Dividends receivable                                                                                      95,566     1,326,397
   Interest receivable                                                                                        1,622            --
   Net variation margin on financial futures contracts (Note 7)                                                  --            --
   Open swap contracts at fair value (Note 10)                                                                   --            --
   Unrealized appreciation on forward currency contracts (Note 8)                                                --            --
   Receivable from investment adviser (Note 3)                                                                   --            --
   Other assets                                                                                               2,446        12,019
                                                                                                     --------------  ------------
      Total assets                                                                                      227,237,452   956,934,460
                                                                                                     --------------  ------------
LIABILITIES
   Due to bank                                                                                                   --            --
   Payables for:
      Investments purchased                                                                               1,426,122    17,120,935
      When-issued/delayed delivery investments (Note 2)                                                          --            --
      Trust shares redeemed                                                                                  28,207        23,626
      Securities sold short, at value*** (Note 2)                                                                --            --
      Net variation margin on financial futures contracts (Note 7)                                               --            --
      Open swap contracts at fair value (Note 10)                                                                --            --
      Unrealized depreciation on forward currency contracts (Note 8)                                             --            --
      Cash denominated in foreign currencies**                                                                   --            --
      Outstanding written options****                                                                            --            --
      Distribution and services fees - Class B                                                               12,185        11,688
      Distribution and services fees - Class E                                                                   --            --
      Collateral on securities on loan                                                                           --            --
      Interest payable swap position                                                                             --            --
      Investment advisory fee payable (Note 3)                                                              152,937       491,520
      Administration fee payable                                                                              1,696         9,993
      Custodian and accounting fees payable                                                                  27,825        40,557
   Accrued expenses                                                                                          31,474        32,099
                                                                                                     --------------  ------------
      Total liabilities                                                                                   1,680,446    17,730,418
                                                                                                     --------------  ------------
NET ASSETS                                                                                             $225,557,006  $939,204,042
                                                                                                     ==============  ============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                                                     $189,057,877  $910,260,878
   Accumulated net realized gain (loss)                                                                   2,959,481    13,521,864
   Unrealized appreciation (depreciation) on investments, futures contracts, options contracts and
    foreign currency                                                                                     33,540,981    15,305,936
   Undistributed (distributions in excess of) net investment income                                          (1,333)      115,364
                                                                                                     --------------  ------------
      Total                                                                                            $225,557,006  $939,204,042
                                                                                                     ==============  ============
NET ASSETS
   Class A                                                                                             $168,671,808  $880,435,842
                                                                                                     ==============  ============
   Class B                                                                                               56,885,198    58,768,200
                                                                                                     ==============  ============
   Class E                                                                                                       --            --
                                                                                                     ==============  ============
CAPITAL SHARES OUTSTANDING
   Class A                                                                                               13,905,074    84,656,186
                                                                                                     ==============  ============
   Class B                                                                                                4,704,761     5,655,536
                                                                                                     ==============  ============
   Class E                                                                                                       --            --
                                                                                                     ==============  ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                                             $      12.13  $      10.40
                                                                                                     ==============  ============
   Class B                                                                                                    12.09         10.39
                                                                                                     ==============  ============
   Class E                                                                                                       --            --
                                                                                                     ==============  ============

---------------------------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreement                                                   $181,073,056  $939,796,605
**Cost of cash denominated in foreign currencies                                                                 --            --
***Proceed of short sales                                                                                        --            --
****Cost of written options                                                                                      --            --

                       See notes to financial statements

                     (THIS PAGE INTENTIONALLY LEFT BLANK)

MET INVESTORS SERIES TRUST

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2005


                                                             MET/AIM        Cyclical       Cyclical
                                                         Small Cap Growth  Growth ETF  Growth and Income
                                                            Portfolio      Portfolio*   ETF Portfolio*
                                                         ----------------  ----------  -----------------
INVESTMENT INCOME:
   Dividends (1)                                              $ 1,278,505    $ 77,286           $ 43,657
   Interest (2)                                                   759,290       6,266              1,995
                                                         ----------------  ----------  -----------------
      Total investment income                                   2,037,795      83,552             45,652
                                                         ----------------  ----------  -----------------
EXPENSES:
   Investment advisory fee (Note 3)                             4,065,172       8,086              5,000
   Deferred Expense Reimbursement (Note 3)                        186,470          --                 --
   Administration fees                                             65,516       1,400              1,347
   Custody and accounting fees                                    124,302       2,935              2,879
   Distribution fee - Class B                                     693,614       4,492              2,778
   Distribution fee - Class E                                      19,321          --                 --
   Transfer agent fees                                             34,399       2,521              2,521
   Audit                                                           24,440      16,300             16,300
   Legal                                                           24,550       3,826              3,826
   Trustee fees and expenses                                       12,662       3,781              3,781
   Shareholder reporting                                           41,582          28                 28
   Insurance                                                       10,838          --                 --
   Organizational expense                                              --       3,000              3,000
   Other                                                            5,442         127                 13
                                                         ----------------  ----------  -----------------
      Total expenses                                            5,308,308      46,496             41,473
      Less fees waived and expenses reimbursed by
         the adviser                                                   --     (32,115)           (32,599)
      Less broker commission recapture                            (92,098)         --                 --
                                                         ----------------  ----------  -----------------
   Net expenses                                                 5,216,210      14,381              8,874
                                                         ----------------  ----------  -----------------
   Net investment income                                       (3,178,415)     69,171             36,778
                                                         ----------------  ----------  -----------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FUTURES CONTRACTS, OPTIONS
CONTRACTS, SWAP CONTRACTS AND FOREIGN CURRENCY
RELATED TRANSACTIONS
   Net realized gain (loss) on:
      Investments                                              45,679,413       6,138              2,663
      Futures contracts                                                --          --                 --
      Options contracts                                                --          --                 --
      Swap contracts                                                   --          --                 --
      Foreign currency related transactions                         4,441          --                 --
                                                         ----------------  ----------  -----------------
         Net realized gain (loss) on investments,
           futures contracts, options contracts,
           swap contracts and foreign currency
           related transactions                                45,683,854       6,138              2,663
                                                         ----------------  ----------  -----------------
   Unrealized appreciation (depreciation) on
      investments, futures contracts, options
      contracts, swap contracts and foreign
      currency
         Beginning of period                                   63,681,341          --                 --
         End of period                                         64,167,031     154,316             22,089
                                                         ----------------  ----------  -----------------
   Net change in unrealized appreciation
      (depreciation) on investments, futures
      contracts, options contracts, swap
      contracts and foreign currency                              485,690     154,316             22,089
                                                         ----------------  ----------  -----------------
   Net realized and unrealized gain (loss) on
      investments, futures contracts, options
      contracts, swap contracts and foreign
      currency related transactions                            46,169,544     160,454             24,752
                                                         ----------------  ----------  -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS                                               $42,991,129    $229,625           $ 61,530
                                                         ================  ==========  =================

---------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:            $     1,438    $     --           $     --
(2)Interest income includes security lending
   income of:                                                     304,345          --                 --
* For the period 10/1/2005 (Commencement of Operations) through
  12/31/2005.

                       See notes to financial statements

Goldman Sachs  Harris Oakmark        Janus           Lazard
Mid-Cap Value  International   Aggressive Growth     Mid Cap
  Portfolio      Portfolio         Portfolio        Portfolio
-------------  --------------  -----------------  ------------
  $ 5,980,344    $ 22,671,893       $  3,713,542  $  3,349,468
      279,861       1,446,848          1,067,744       896,058
-------------  --------------  -----------------  ------------
    6,260,205      24,118,741          4,781,286     4,245,526
-------------  --------------  -----------------  ------------
    2,377,124       8,535,923          4,470,882     2,171,692
           --              --             55,811            --
       46,418         128,680             89,334        50,524
      116,884       1,060,315            230,640        94,298
      258,166       1,139,587            668,157       484,423
           --         154,849              8,476        47,544
       16,796          37,167             31,969        33,072
       24,102          26,680             24,555        24,440
       25,238          25,201             25,201        25,777
        6,358          12,661             12,661        12,662
        8,768         105,223             64,923        28,324
        5,083          19,214             14,367         6,207
           --              --                 --            --
        3,186           5,894              6,037         8,160
-------------  --------------  -----------------  ------------
    2,888,123      11,251,394          5,703,013     2,987,123
           --              --                 --            --
      (76,309)       (140,750)          (243,810)     (102,493)
-------------  --------------  -----------------  ------------
    2,811,814      11,110,644          5,459,203     2,884,630
-------------  --------------  -----------------  ------------
    3,448,391      13,008,097           (677,917)    1,360,896
-------------  --------------  -----------------  ------------
   26,996,358      59,107,194         49,793,724    46,152,031
           --              --                 --            --
           --              --                 --      (705,681)
           --              --                 --            --
           --          16,707            (57,666)      105,401
-------------  --------------  -----------------  ------------

   26,996,358      59,123,901         49,736,058    45,551,751
-------------  --------------  -----------------  ------------
   26,685,739     154,004,079         77,807,798    29,471,839
   37,342,090     228,902,268        121,593,478     5,461,604
-------------  --------------  -----------------  ------------
   10,656,351      74,898,189         43,785,680   (24,010,235)
-------------  --------------  -----------------  ------------

   37,652,709     134,022,090         93,521,738    21,541,516
-------------  --------------  -----------------  ------------
  $41,101,100    $147,030,187       $ 92,843,821  $ 22,902,412
=============  ==============  =================  ============

-----------------------------------------------------------------
  $     2,273    $  2,493,474       $    105,443  $     32,764
           --         617,452            103,077        19,485

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                                                   Legg Mason     Lord Abbett
                                                                                                  Value Equity  America's Value
                                                                                                   Portfolio*      Portfolio
                                                                                                  ------------  ---------------
INVESTMENT INCOME:
   Dividends (1)                                                                                      $  4,916       $1,314,019
   Interest (2)                                                                                          1,346          805,250
                                                                                                  ------------  ---------------
      Total investment income                                                                            6,262        2,119,269
                                                                                                  ------------  ---------------
EXPENSES:
   Investment advisory fee (Note 3)                                                                      5,322          350,909
   Deferred expense reimbursement (Note 3)                                                                  --               --
   Administration fees                                                                                     894           12,633
   Custody and accounting fees                                                                           7,729           59,995
   Distribution fee - Class B                                                                              573          134,965
   Distribution fee - Class E                                                                               --               --
   Transfer agent fees                                                                                   4,178            7,334
   Audit                                                                                                24,200           24,930
   Legal                                                                                                 1,948           25,201
   Trustee fees and expenses                                                                             2,614           12,755
   Shareholder reporting                                                                                   106            1,502
   Insurance                                                                                             1,000              789
   Organizational expense                                                                                2,000               --
   Other                                                                                                 3,762            3,514
                                                                                                  ------------  ---------------
      Total expenses                                                                                    54,326          634,527
      Less fees waived and expenses reimbursed by the adviser                                          (47,680)         (40,862)
      Less broker commission recapture                                                                      --           (2,778)
                                                                                                  ------------  ---------------
   Net expenses                                                                                          6,646          590,887
                                                                                                  ------------  ---------------
   Net investment income                                                                                  (384)       1,528,382
                                                                                                  ------------  ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS,
OPTIONS CONTRACTS, SWAP CONTRACTS AND FOREIGN CURRENCY RELATED TRANSACTIONS
   Net realized gain (loss) on:
      Investments                                                                                           --        1,401,867
      Futures contracts                                                                                     --               --
      Options contracts                                                                                     --               --
      Swap contracts                                                                                        --               --
      Foreign currency related transactions                                                                117               --
                                                                                                  ------------  ---------------
          Net realized gain (loss) on investments, futures contracts, options contracts,
           swap contracts and foreign currency related transactions                                        117        1,401,867
                                                                                                  ------------  ---------------
   Unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap contracts and foreign currency
          Beginning of period                                                                               --        3,883,374
          End of period                                                                                155,058        3,429,335
                                                                                                  ------------  ---------------
   Net change in unrealized appreciation (depreciation) on investments, futures contracts,
      options contracts, swap contracts and foreign currency                                           155,058         (454,039)
                                                                                                  ------------  ---------------
   Net realized and unrealized gain (loss) on investments, futures contracts, options
      contracts, swap contracts and foreign currency related transactions                              155,175          947,828
                                                                                                  ------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                       $154,791       $2,476,210
                                                                                                  ============  ===============

---------------------------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                                                    $     --       $      195
(2)Interest income includes security lending income of:                                                     --               --
*For the period 11/1/2005 (Commencement of Operations) through 12/31/2005.

                                                                                                   Lord Abbett
                                                                                                  Bond Debenture
                                                                                                    Portfolio
                                                                                                  --------------
INVESTMENT INCOME:
   Dividends (1)                                                                                    $  3,046,315
   Interest (2)                                                                                       86,616,009
                                                                                                  --------------
      Total investment income                                                                         89,662,324
                                                                                                  --------------
EXPENSES:
   Investment advisory fee (Note 3)                                                                    7,382,524
   Deferred expense reimbursement (Note 3)                                                                    --
   Administration fees                                                                                   175,282
   Custody and accounting fees                                                                           228,947
   Distribution fee - Class B                                                                          1,701,143
   Distribution fee - Class E                                                                             52,936
   Transfer agent fees                                                                                    35,868
   Audit                                                                                                  25,196
   Legal                                                                                                  25,201
   Trustee fees and expenses                                                                              12,661
   Shareholder reporting                                                                                 119,757
   Insurance                                                                                              30,150
   Organizational expense                                                                                     --
   Other                                                                                                  11,191
                                                                                                  --------------
      Total expenses                                                                                   9,800,856
      Less fees waived and expenses reimbursed by the adviser                                                 --
      Less broker commission recapture                                                                        --
                                                                                                  --------------
   Net expenses                                                                                        9,800,856
                                                                                                  --------------
   Net investment income                                                                              79,861,468
                                                                                                  --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS,
OPTIONS CONTRACTS, SWAP CONTRACTS AND FOREIGN CURRENCY RELATED TRANSACTIONS
   Net realized gain (loss) on:
      Investments                                                                                     17,094,325
      Futures contracts                                                                                       --
      Options contracts                                                                                       --
      Swap contracts                                                                                          --
      Foreign currency related transactions                                                                   --
                                                                                                  --------------
          Net realized gain (loss) on investments, futures contracts, options contracts,
           swap contracts and foreign currency related transactions                                   17,094,325
                                                                                                  --------------
   Unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap contracts and foreign currency
          Beginning of period                                                                         66,428,920
          End of period                                                                               (3,496,274)
                                                                                                  --------------
   Net change in unrealized appreciation (depreciation) on investments, futures contracts,
      options contracts, swap contracts and foreign currency                                         (69,925,194)
                                                                                                  --------------
   Net realized and unrealized gain (loss) on investments, futures contracts, options
      contracts, swap contracts and foreign currency related transactions                            (52,830,869)
                                                                                                  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                     $ 27,030,599
                                                                                                  ==============

-----------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                                                  $         --
(2)Interest income includes security lending income of:                                                  975,124
*For the period 11/1/2005 (Commencement of Operations) through 12/31/2005.

                       See notes to financial statements

   Lord Abbett         Lord Abbett        Lord Abbett         MetLife
Growth and Income  Growth Opportunities  Mid-Cap Value  Aggressive Strategy
    Portfolio           Portfolio          Portfolio         Portfolio
-----------------  --------------------  -------------  -------------------
    $  57,506,918           $   282,805    $ 4,938,570          $11,208,350
        2,931,798                58,510        243,634                   --
-----------------  --------------------  -------------  -------------------
       60,438,716               341,315      5,182,204           11,208,350
-----------------  --------------------  -------------  -------------------
       15,579,274               424,159      2,176,402              510,587
               --                    --             --                   --
          354,013                18,747         47,136               33,333
          341,706                68,988         89,626               30,140
        2,765,613                92,971        501,949            1,306,164
               --                    --             --                   --
           22,142                15,503         16,147               12,062
           25,236                24,629         24,814               16,321
           25,218                25,201         25,201               25,019
           12,657                12,652         12,662               11,481
          235,267                 6,493         40,885                  931
           60,662                 1,271          6,637                1,536
               --                    --             --                   --
           21,043                 4,163          4,737                3,441
-----------------  --------------------  -------------  -------------------
       19,442,831               694,777      2,946,196            1,951,015
               --               (33,406)            --             (122,410)
         (613,316)              (23,052)       (20,810)                  --
-----------------  --------------------  -------------  -------------------
       18,829,515               638,319      2,925,386            1,828,605
-----------------  --------------------  -------------  -------------------
       41,609,201              (297,004)     2,256,818            9,379,745
-----------------  --------------------  -------------  -------------------
      272,346,042             4,917,596     32,155,063            2,410,868
               --                    --             --                   --
               --                    --             --                   --
               --                    --             --                   --
              230                    --             --                   --
-----------------  --------------------  -------------  -------------------
      272,346,272             4,917,596     32,155,063            2,410,868
-----------------  --------------------  -------------  -------------------
      528,730,437             9,554,478     71,645,111            6,409,313
      312,490,842             7,663,473     62,946,777           55,629,416
-----------------  --------------------  -------------  -------------------
     (216,239,595)           (1,891,005)    (8,698,334)          49,220,103
-----------------  --------------------  -------------  -------------------
       56,106,677             3,026,591     23,456,729           51,630,971
-----------------  --------------------  -------------  -------------------
    $  97,715,878           $ 2,729,587    $25,713,547          $61,010,716
=================  ====================  =============  ===================

----------------------------------------------------------------------------
    $     333,666           $     1,066    $     9,389          $        --
          268,761                10,101         29,234                   --

MET INVESTORS SERIES TRUST

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                                                       MetLife
                                                                                                  Balanced Strategy
                                                                                                      Portfolio
                                                                                                  -----------------
INVESTMENT INCOME:
   Dividends (1)                                                                                       $ 66,300,694
   Interest (2)                                                                                                  --
                                                                                                  -----------------
      Total investment income                                                                            66,300,694
                                                                                                  -----------------
EXPENSES:
   Investment advisory fee (Note 3)                                                                       1,366,679
   Deferred expense reimbursement (Note 3)                                                                       --
   Administration fees                                                                                       33,333
   Custody and accounting fees                                                                               39,844
   Distribution fee - Class B                                                                             6,838,148
   Distribution fee - Class E                                                                                    --
   Transfer agent fees                                                                                       12,241
   Audit                                                                                                     16,321
   Legal                                                                                                     25,019
   Trustee fees and expenses                                                                                 11,482
   Shareholder reporting                                                                                         --
   Insurance                                                                                                  5,983
   Organizational expense                                                                                        --
   Other                                                                                                      3,442
                                                                                                  -----------------
      Total expenses                                                                                      8,352,492
      Less fees waived and expenses reimbursed by the adviser                                                    --
      Less broker commission recapture                                                                           --
                                                                                                  -----------------
   Net expenses                                                                                           8,352,492
                                                                                                  -----------------
   Net investment income                                                                                 57,948,202
                                                                                                  -----------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS,
OPTIONS CONTRACTS, SWAP CONTRACTS AND FOREIGN CURRENCY RELATED TRANSACTIONS
   Net realized gain (loss) on:
      Investments                                                                                         4,784,097
      Futures contracts                                                                                          --
      Options contracts                                                                                          --
      Swap contracts                                                                                             --
      Foreign currency related transactions                                                                      --
                                                                                                  -----------------
          Net realized gain (loss) on investments, futures contracts, options contracts,
           swap contracts and foreign currency related transactions                                       4,784,097
                                                                                                  -----------------
   Unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap contracts and foreign currency
          Beginning of period                                                                            12,280,495
          End of period                                                                                 174,125,673
                                                                                                  -----------------
   Net change in unrealized appreciation (depreciation) on investments, futures contracts,
      options contracts, swap contracts and foreign currency                                            161,845,178
                                                                                                  -----------------
   Net realized and unrealized gain (loss) on investments, futures contracts, options
      contracts, swap contracts and foreign currency related transactions                               166,629,275
                                                                                                  -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                        $224,577,477
                                                                                                  =================

--------------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                                                     $         --
(2)Interest income includes security lending income of:                                                          --

                                                                                                       MetLife
                                                                                                  Defensive Strategy
                                                                                                      Portfolio
                                                                                                  ------------------
INVESTMENT INCOME:
   Dividends (1)                                                                                         $ 6,189,360
   Interest (2)                                                                                                   --
                                                                                                  ------------------
      Total investment income                                                                              6,189,360
                                                                                                  ------------------
EXPENSES:
   Investment advisory fee (Note 3)                                                                          274,780
   Deferred expense reimbursement (Note 3)                                                                        --
   Administration fees                                                                                        33,333
   Custody and accounting fees                                                                                29,856
   Distribution fee - Class B                                                                                686,931
   Distribution fee - Class E                                                                                     --
   Transfer agent fees                                                                                        12,091
   Audit                                                                                                      16,321
   Legal                                                                                                      23,089
   Trustee fees and expenses                                                                                  11,481
   Shareholder reporting                                                                                          --
   Insurance                                                                                                     928
   Organizational expense                                                                                         --
   Other                                                                                                       3,442
                                                                                                  ------------------
      Total expenses                                                                                       1,092,252
      Less fees waived and expenses reimbursed by the adviser                                               (130,573)
      Less broker commission recapture                                                                            --
                                                                                                  ------------------
   Net expenses                                                                                              961,679
                                                                                                  ------------------
   Net investment income                                                                                   5,227,681
                                                                                                  ------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS,
OPTIONS CONTRACTS, SWAP CONTRACTS AND FOREIGN CURRENCY RELATED TRANSACTIONS
   Net realized gain (loss) on:
      Investments                                                                                            462,226
      Futures contracts                                                                                           --
      Options contracts                                                                                           --
      Swap contracts                                                                                              --
      Foreign currency related transactions                                                                       --
                                                                                                  ------------------
          Net realized gain (loss) on investments, futures contracts, options contracts,
           swap contracts and foreign currency related transactions                                          462,226
                                                                                                  ------------------
   Unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap contracts and foreign currency
          Beginning of period                                                                               (468,308)
          End of period                                                                                    8,622,492
                                                                                                  ------------------
   Net change in unrealized appreciation (depreciation) on investments, futures contracts,
      options contracts, swap contracts and foreign currency                                               9,090,800
                                                                                                  ------------------
   Net realized and unrealized gain (loss) on investments, futures contracts, options
      contracts, swap contracts and foreign currency related transactions                                  9,553,026
                                                                                                  ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                          $14,780,707
                                                                                                  ==================

----------------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                                                       $        --
(2)Interest income includes security lending income of:                                                           --

                                                                                                      MetLife
                                                                                                  Growth Strategy
                                                                                                     Portfolio
                                                                                                  ---------------
INVESTMENT INCOME:
   Dividends (1)                                                                                     $ 56,226,838
   Interest (2)                                                                                                --
                                                                                                  ---------------
      Total investment income                                                                          56,226,838
                                                                                                  ---------------
EXPENSES:
   Investment advisory fee (Note 3)                                                                     1,264,098
   Deferred expense reimbursement (Note 3)                                                                     --
   Administration fees                                                                                     33,333
   Custody and accounting fees                                                                             38,929
   Distribution fee - Class B                                                                           6,020,224
   Distribution fee - Class E                                                                                  --
   Transfer agent fees                                                                                     12,421
   Audit                                                                                                   16,321
   Legal                                                                                                   25,019
   Trustee fees and expenses                                                                               11,481
   Shareholder reporting                                                                                       --
   Insurance                                                                                                5,030
   Organizational expense                                                                                      --
   Other                                                                                                    3,441
                                                                                                  ---------------
      Total expenses                                                                                    7,430,297
      Less fees waived and expenses reimbursed by the adviser                                                  --
      Less broker commission recapture                                                                         --
                                                                                                  ---------------
   Net expenses                                                                                         7,430,297
                                                                                                  ---------------
   Net investment income                                                                               48,796,541
                                                                                                  ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS,
OPTIONS CONTRACTS, SWAP CONTRACTS AND FOREIGN CURRENCY RELATED TRANSACTIONS
   Net realized gain (loss) on:
      Investments                                                                                       8,395,221
      Futures contracts                                                                                        --
      Options contracts                                                                                        --
      Swap contracts                                                                                           --
      Foreign currency related transactions                                                                    --
                                                                                                  ---------------
          Net realized gain (loss) on investments, futures contracts, options contracts,
           swap contracts and foreign currency related transactions                                     8,395,221
                                                                                                  ---------------
   Unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap contracts and foreign currency
          Beginning of period                                                                          20,658,396
          End of period                                                                               215,636,306
                                                                                                  ---------------
   Net change in unrealized appreciation (depreciation) on investments, futures contracts,
      options contracts, swap contracts and foreign currency                                          194,977,910
                                                                                                  ---------------
   Net realized and unrealized gain (loss) on investments, futures contracts, options
      contracts, swap contracts and foreign currency related transactions                             203,373,131
                                                                                                  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                      $252,169,672
                                                                                                  ===============

-----------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                                                   $         --
(2)Interest income includes security lending income of:                                                        --

                       See notes to financial statements

     MetLife       MFS Research   Neuberger Berman      Oppenheimer
Moderate Strategy  International    Real Estate     Capital Appreciation
    Portfolio        Portfolio       Portfolio           Portfolio
-----------------  -------------  ----------------  --------------------
      $23,358,762   $ 17,466,596       $11,695,435          $ 10,487,628
               --        954,022           402,539               862,270
-----------------  -------------  ----------------  --------------------
       23,358,762     18,420,618        12,097,974            11,349,898
-----------------  -------------  ----------------  --------------------
          822,266      6,477,000         2,760,936             5,967,811
               --        465,232                --               527,389
           33,333        110,735            58,803               122,816
           32,605      1,150,310            86,145               198,280
        2,343,902        947,664           566,510             1,251,226
               --         18,455            53,028                   415
           12,197         33,807            34,262                28,257
           16,321         26,719            24,828                24,641
           25,019         25,201            23,465                38,974
           11,476         12,651             6,358                12,822
               --         89,288            45,381                99,745
            1,811         16,081             6,319                22,213
               --             --                --                    --
            3,442          5,964             3,187                 8,546
-----------------  -------------  ----------------  --------------------
        3,302,372      9,379,107         3,669,222             8,303,135
          (43,126)            --                --                    --
               --       (225,651)         (219,523)               (5,908)
-----------------  -------------  ----------------  --------------------
        3,259,246      9,153,456         3,449,699             8,297,227
-----------------  -------------  ----------------  --------------------
       20,099,516      9,267,162         8,648,275             3,052,671
-----------------  -------------  ----------------  --------------------
        2,611,692     95,222,957        38,205,737            12,288,026
               --             --                --                    --
               --             --                --                    --
               --             --                --                    --
               --       (576,872)               --              (179,203)
-----------------  -------------  ----------------  --------------------
        2,611,692     94,646,085        38,205,737            12,108,823
-----------------  -------------  ----------------  --------------------
          801,115     95,219,610        44,064,459            66,409,391
       42,248,694    145,334,906        60,191,544           106,890,168
-----------------  -------------  ----------------  --------------------
       41,447,579     50,115,296        16,127,085            40,480,777
-----------------  -------------  ----------------  --------------------
       44,059,271    144,761,381        54,332,822            52,589,600
-----------------  -------------  ----------------  --------------------
      $64,158,787   $154,028,543       $62,981,097          $ 55,642,271
=================  =============  ================  ====================

-------------------------------------------------------------------------
      $        --   $  2,107,214       $    52,067          $    135,397
               --        614,547                --                41,232

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                                                  PIMCO Inflation     PIMCO
                                                                                                  Protected Bond   Total Return
                                                                                                     Portfolio      Portfolio
                                                                                                  ---------------  ------------
INVESTMENT INCOME:
   Dividends (1)                                                                                     $     36,517  $    403,842
   Interest (2)                                                                                        30,004,098    77,087,873
                                                                                                  ---------------  ------------
      Total investment income                                                                          30,040,615    77,491,715
                                                                                                  ---------------  ------------
EXPENSES:
   Investment advisory fee (Note 3)                                                                     4,472,486     9,764,321
   Deferred expense reimbursement (Note 3)                                                                     --       232,938
   Administration fees                                                                                    111,512       231,215
   Custody and accounting fees                                                                            190,418       573,244
   Distribution fee - Class B                                                                             978,180     2,576,377
   Distribution fee - Class E                                                                                  --       218,892
   Transfer agent fees                                                                                     19,313        35,270
   Audit                                                                                                   25,400        25,449
   Legal                                                                                                   25,201        34,558
   Trustee fees and expenses                                                                               12,755        17,417
   Shareholder reporting                                                                                   10,033       153,895
   Insurance                                                                                               17,862        38,971
   Organizational expense                                                                                      --            --
   Other                                                                                                    6,843        14,005
                                                                                                  ---------------  ------------
      Total expenses                                                                                    5,870,003    13,916,552
      Less fees waived and expenses reimbursed by the adviser                                                  --            --
      Less broker commission recapture                                                                         --            --
                                                                                                  ---------------  ------------
   Net expenses                                                                                         5,870,002    13,916,552
                                                                                                  ---------------  ------------
   Net investment income                                                                               24,170,612    63,575,163
                                                                                                  ---------------  ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS,
OPTIONS CONTRACTS, SWAP CONTRACTS AND FOREIGN CURRENCY RELATED TRANSACTIONS
   Net realized gain (loss) on:
      Investments                                                                                       3,035,355   (11,798,577)
      Futures contracts                                                                                 1,404,569    10,587,881
      Options contracts                                                                                   431,057     5,871,562
      Swap contracts                                                                                      568,432   (11,409,852)
      Foreign currency related transactions                                                               179,599     3,321,744
                                                                                                  ---------------  ------------
          Net realized gain (loss) on investments, futures contracts, options contracts,
           swap contracts and foreign currency related transactions                                     5,619,012    (3,427,242)
                                                                                                  ---------------  ------------
   Unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap contracts and foreign currency
          Beginning of period                                                                          14,234,514     6,624,166
          End of period                                                                                  (189,572)   (7,915,717)
                                                                                                  ---------------  ------------
   Net change in unrealized appreciation (depreciation) on investments, futures contracts,
      options contracts, swap contracts and foreign currency                                          (14,424,086)  (14,539,883)
                                                                                                  ---------------  ------------
   Net realized and unrealized gain (loss) on investments, futures contracts, options
      contracts, swap contracts and foreign currency related transactions                              (8,805,074)  (17,967,125)
                                                                                                  ---------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                      $ 15,365,538  $ 45,608,038
                                                                                                  ===============  ============

---------------------------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                                                   $         --  $         75
(2)Interest income includes security lending income of:                                                        --            --
*For the period 5/1/2005 (Commencement of Operations) through 12/31/2005.

                                                                                                       Met/Putnam
                                                                                                  Capital Opportunities
                                                                                                        Portfolio
                                                                                                  ---------------------
INVESTMENT INCOME:
   Dividends (1)                                                                                            $   631,799
   Interest (2)                                                                                                  66,498
                                                                                                  ---------------------
      Total investment income                                                                                   698,297
                                                                                                  ---------------------
EXPENSES:
   Investment advisory fee (Note 3)                                                                             393,889
   Deferred expense reimbursement (Note 3)                                                                           --
   Administration fees                                                                                           17,207
   Custody and accounting fees                                                                                   74,794
   Distribution fee - Class B                                                                                    10,896
   Distribution fee - Class E                                                                                        --
   Transfer agent fees                                                                                           12,476
   Audit                                                                                                         24,200
   Legal                                                                                                         25,201
   Trustee fees and expenses                                                                                     12,661
   Shareholder reporting                                                                                             --
   Insurance                                                                                                      1,078
   Organizational expense                                                                                            --
   Other                                                                                                          3,767
                                                                                                  ---------------------
      Total expenses                                                                                            576,169
      Less fees waived and expenses reimbursed by the adviser                                                        --
      Less broker commission recapture                                                                               --
                                                                                                  ---------------------
   Net expenses                                                                                                 576,169
                                                                                                  ---------------------
   Net investment income                                                                                        122,128
                                                                                                  ---------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS,
OPTIONS CONTRACTS, SWAP CONTRACTS AND FOREIGN CURRENCY RELATED TRANSACTIONS
   Net realized gain (loss) on:
      Investments                                                                                             7,766,693
      Futures contracts                                                                                              --
      Options contracts                                                                                              --
      Swap contracts                                                                                                 --
      Foreign currency related transactions                                                                          --
                                                                                                  ---------------------
          Net realized gain (loss) on investments, futures contracts, options contracts,
           swap contracts and foreign currency related transactions                                           7,766,693
                                                                                                  ---------------------
   Unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap contracts and foreign currency
          Beginning of period                                                                                 8,665,754
          End of period                                                                                       5,035,155
                                                                                                  ---------------------
   Net change in unrealized appreciation (depreciation) on investments, futures contracts,
      options contracts, swap contracts and foreign currency                                                 (3,630,599)
                                                                                                  ---------------------
   Net realized and unrealized gain (loss) on investments, futures contracts, options
      contracts, swap contracts and foreign currency related transactions                                     4,136,094
                                                                                                  ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                             $ 4,258,222
                                                                                                  =====================

------------------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                                                          $     1,065
(2)Interest income includes security lending income of:                                                          33,720
*For the period 5/1/2005 (Commencement of Operations) through 12/31/2005.

                       See notes to financial statements

 RCM Global   Third Avenue   T. Rowe Price       Turner      Van Kampen
 Technology  Small Cap Value Mid-Cap Growth  Mid-Cap Growth   Comstock
 Portfolio      Portfolio      Portfolio       Portfolio     Portfolio*
-----------  --------------- --------------  --------------  -----------
$   409,933     $  9,481,209   $  3,098,663     $   863,768  $11,992,643
    419,790        3,563,947      1,082,893         139,824    1,696,488
-----------  --------------- --------------  --------------  -----------
    829,723       13,045,156      4,181,556       1,003,592   13,689,131
-----------  --------------- --------------  --------------  -----------
  1,874,614        5,688,594      4,367,844       1,478,543    3,209,721
    295,397               --          2,646              --           --
     39,388           93,624         80,015          31,884       49,677
     89,921          149,165        141,698          91,983       94,363
    200,155          982,013        893,495         134,167       47,771
     26,766               --         32,392              --           --
     30,027           22,107         34,182          17,760       12,515
     24,327           24,683         24,440          24,102       24,200
     44,905           25,201         25,201          25,238       13,525
     12,662           12,661         12,661           6,357        9,476
     20,270           76,586         60,140           3,304       24,341
      4,837           14,519         11,170           3,571        3,974
         --               --             --              --        2,500
      6,817            6,210          6,227           3,361          329
-----------  --------------- --------------  --------------  -----------
  2,670,086        7,095,363      5,692,111       1,820,270    3,492,392
         --               --        (44,182)             --           --
   (190,020)              --        (46,738)       (106,552)          --
-----------  --------------- --------------  --------------  -----------
  2,480,066        7,095,363      5,601,191       1,713,718    3,492,392
-----------  --------------- --------------  --------------  -----------
 (1,650,343)       5,949,793     (1,419,635)       (710,126)  10,196,739
-----------  --------------- --------------  --------------  -----------
 10,630,408       68,068,625     27,131,524      14,603,427   20,562,147
         --               --             --              --           --
 (3,726,007)              --             --              --           --
         --               --             --              --           --
     48,854            4,552        301,800             (39)       8,308
-----------  --------------- --------------  --------------  -----------
  6,953,255       68,073,177     27,433,324      14,603,388   20,570,455
-----------  --------------- --------------  --------------  -----------
 15,839,761      154,022,131     89,052,114      24,500,397           --
 34,528,202      196,476,906    149,513,263      33,540,981   15,305,936
-----------  --------------- --------------  --------------  -----------
 18,688,441       42,454,775     60,461,149       9,040,584   15,305,936
-----------  --------------- --------------  --------------  -----------
 25,641,696      110,527,952     87,894,473      23,643,972   35,876,391
-----------  --------------- --------------  --------------  -----------
$23,991,353     $116,477,745   $ 86,474,838     $22,933,846  $46,073,130
===========  =============== ==============  ==============  ===========

------------------------------------------------------------------------
$    14,599     $    336,127   $     22,129     $       603  $   129,180
    130,740          943,674        184,392              --           --

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2005


                                                                                                            Cyclical
                                                               Met/AIM              Cyclical Growth     Growth and Income
                                                      Small Cap Growth Portfolio     ETF Portfolio        ETF Portfolio
                                                     ---------------------------    ---------------     -----------------
                                                                                                          Period Ended
                                                      Year Ended     Year Ended      Period Ended         December 31,
                                                     December 31,   December 31,     December 31,            2005**
                                                         2005           2004            2005**          -----------------
                                                     -----------------------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                      $ (3,178,415) $  (3,616,147)     $    69,171          $   36,778
   Net realized gain (loss) on investments,
       futures contracts, options contracts, swap
       contracts and currency related transactions     45,683,854     11,908,664            6,138               2,663
   Net change in unrealized appreciation
       (depreciation) on investments, futures
       contracts, options contracts, swap
       contracts and foreign currency related
       transactions                                       485,690     24,758,381          154,316              22,089
                                                     ------------  -------------      -----------   -      ----------
   Net increase (decrease) in net assets
       resulting from operations                       42,991,129     33,050,898          229,625              61,530
                                                     ------------  -------------      -----------   -      ----------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                   --             --               --                  --
     Class B                                                   --             --          (71,487)            (39,258)
     Class E                                                   --             --               --                  --
   From net realized gains
     Class A                                           (4,390,696)            --               --                  --
     Class B                                           (6,155,357)            --               --                  --
     Class E                                             (276,797)            --               --                  --
                                                     ------------  -------------      -----------   -      ----------
   Net decrease in net assets resulting from
       distributions                                  (10,822,850)            --          (71,487)            (39,258)
                                                     ------------  -------------      -----------   -      ----------
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 10):
   Proceeds from shares sold
     Class A                                          119,780,387     86,292,636               --                  --
     Class B                                           61,157,966    236,051,026       11,369,190           7,163,226
     Class E                                            2,467,997      5,979,215                                   --
   Net asset value of shares issued through
       acquisition
     Class A                                                   --             --               --                  --
     Class B                                                   --             --               --                  --
     Class E                                                   --             --               --                  --
   Net asset value of shares issued through
       dividend reinvestment
     Class A                                            4,390,696             --               --                  --
     Class B                                            6,155,357             --           71,487              39,258
     Class E                                              276,797             --               --                  --
   Cost of shares repurchased
     Class A                                          (14,714,919)    (2,533,281)              --                  --
     Class B                                          (97,882,483)  (162,516,156)         (36,933)             (6,371)
     Class E                                           (2,504,658)    (2,926,367)                                  --
                                                     ------------  -------------      -----------   -      ----------
   Net increase (decrease) in net assets from
       capital share transactions                      79,127,140    160,347,073       11,403,744           7,196,113
                                                     ------------  -------------      -----------   -      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               111,295,419    193,397,971       11,561,882           7,218,385
   Net assets at beginning of period                  414,603,150    221,205,179               --                  --
                                                     ------------  -------------      -----------   -      ----------
   Net assets at end of period                       $525,898,569  $ 414,603,150      $11,561,882          $7,218,385
                                                     ============  =============      ===========   =      ==========
   Net assets at end of period includes
       undistributed (distributions in excess of)
       net investment income                         $       (922) $      (2,120)     $     2,176          $       --
                                                     ============  =============      ===========   =      ==========

 * For the period 5/1/2004 (Commencement of Operations) through 12/31/2004. ** For the period 10/1/2005 (Commencement of Operations) through 12/31/2005.

                       See notes to financial statements


       Goldman Sachs                    Harris Oakmark
  Mid-Cap Value Portfolio          International Portfolio
----------------------------    ------------------------------
 Year Ended   Period Ended        Year Ended      Year Ended
December 31,  December 31,         June 30,      December 31,
    2005         2004*               2005            2004
----------------------------    ------------------------------
$  3,448,391  $    690,163      $   13,008,097  $   6,972,943
  26,996,358     4,549,248          59,123,901     16,508,247
  10,656,351    26,685,739          74,898,189    102,823,826
------------  ------------  -   --------------  -------------
  41,101,100    31,925,150         147,030,187    126,305,016
------------  ------------  -   --------------  -------------
  (2,244,601)     (503,784)           (720,128)       (67,270)
    (824,243)     (246,118)                 --             --
          --            --             (78,053)        (7,919)
 (17,322,406)   (1,061,691)         (7,504,315)            --
  (8,354,077)     (942,635)         (6,513,427)            --
          --            --          (1,541,145)            --
------------  ------------  -   --------------  -------------
 (28,745,327)   (2,754,228)        (16,357,068)       (75,189)
------------  ------------  -   --------------  -------------
 151,662,965   122,709,132         331,045,553    262,454,536
  56,229,611   146,508,373         135,805,112    359,768,952
          --            --          49,344,490     46,840,558
          --            --                  --             --
          --            --                  --             --
          --            --                  --             --
  19,567,007     1,565,475           8,224,443         67,269
   9,178,320     1,188,753           6,513,427             --
          --            --           1,619,198          7,919
 (22,008,254)     (600,135)        (34,050,808)    (4,757,148)
 (34,839,896)  (70,578,360)       (126,789,295)  (269,632,570)
          --            --          (8,980,020)    (5,154,361)
------------  ------------  -   --------------  -------------
 179,789,753   200,793,238         362,732,100    389,595,155
------------  ------------  -   --------------  -------------
 192,145,526   229,964,160         493,405,219    515,824,982
 229,964,160            --         835,827,485    320,002,503
------------  ------------  -   --------------  -------------
$422,109,686  $229,964,160      $1,329,232,704  $ 835,827,485
============  ============  =   ==============  =============
$    147,081  $     (1,733)     $   35,568,561  $   6,079,560
============  ============  =   ==============  =============

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2005

                                                           Janus Aggressive
                                                           Growth Portfolio                     Lazard
                                                     ----------------------------         Mid Cap Portfolio
                                                                                     ------------------------------
                                                       Year Ended     Year Ended      Year Ended       Year Ended
                                                      December 31,   December 31,    December 31,     December 31,
                                                          2005           2004            2005             2004
                                                     ------------------------------  ------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                      $    (677,917) $    (328,535)   $  1,360,896    $     499,142
   Net realized gain (loss) on investments,
       futures contracts, options contracts, swap
       contracts and currency related transactions      49,736,058      5,126,655      45,551,751       33,878,964
   Net change in unrealized appreciation
       (depreciation) on investments, futures
       contracts, options contracts, swap
       contracts and foreign currency related
       transactions                                     43,785,680     41,313,797     (24,010,235)         849,828
                                                     -------------  -------------    ------------    -------------
   Net increase (decrease) in net assets
       resulting from operations                        92,843,821     46,111,917      22,902,412       35,227,934
                                                     -------------  -------------    ------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                    --             --        (310,110)              --
     Class B                                                    --             --        (121,936)              --
     Class E                                                    --             --         (74,935)              --
   From net realized gains
     Class A                                              (520,254)            --      (9,365,382)              --
     Class B                                              (292,983)            --     (21,447,319)              --
     Class E                                                (6,699)            --      (3,466,563)              --
                                                     -------------  -------------    ------------    -------------
   Net decrease in net assets resulting from
       distributions                                      (819,936)            --     (34,786,245)              --
                                                     -------------  -------------    ------------    -------------
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 11):
   Proceeds from shares sold
     Class A                                           227,290,470    231,046,855      66,737,207       54,894,820
     Class B                                            13,151,125    253,256,204      17,973,231      102,685,594
     Class E                                             2,054,279      2,264,527       4,990,495       11,547,030
   Net asset value of shares issued through
       acquisition
     Class A                                                    --             --              --               --
     Class B                                                    --             --              --               --
     Class E                                                    --             --              --               --
   Net asset value of shares issued through
       dividend reinvestment
     Class A                                               520,254             --       9,675,492               --
     Class B                                               292,983             --      21,569,255               --
     Class E                                                 6,699             --       3,541,498               --
   Cost of shares repurchased
     Class A                                           (38,762,261)   (10,580,251)    (42,068,522)      (2,497,798)
     Class B                                          (105,809,282)  (201,600,167)    (43,272,306)    (133,288,217)
     Class E                                            (1,959,580)    (1,239,917)     (5,436,257)      (4,345,433)
                                                     -------------  -------------    ------------    -------------
   Net increase (decrease) in net assets from
       capital share transactions                       96,784,687    273,147,251      33,710,093       28,995,996
                                                     -------------  -------------    ------------    -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                188,808,572    319,259,168      21,826,260       64,223,930
   Net assets at beginning of period                   595,787,084    276,527,916     300,273,673      236,049,743
                                                     -------------  -------------    ------------    -------------
   Net assets at end of period                       $ 784,595,656  $ 595,787,084    $322,099,933    $ 300,273,673
                                                     =============  =============    ============    =============
   Net assets at end of period includes
       undistributed (distributions in excess of)
       net investment income                         $      (1,985) $      (2,215)   $  1,350,181    $     505,713
                                                     =============  =============    ============    =============

* For the period 11/1/2005 (Commencement of Operations) through 12/31/2005.

 Legg Mason               Lord Abbett                       Lord Abbett
Value Equity       America's Value Portfolio         Bond Debenture Portfolio
 Portfolio        --------------------------      ------------------------------
--------------
Period Ended       Year Ended    Year Ended         Year Ended      Year Ended
December 31,      December 31,  December 31,       December 31,    December 31,
   2005*              2005          2004               2005            2004
--------------    ----------------------------    -------------------------------
  $     (384)      $ 1,528,382   $   592,978      $   79,861,468  $   66,921,986
         117         1,401,867       420,310          17,094,325      19,498,066
     155,058          (454,039)    2,989,773         (69,925,194)      7,147,712
  ----------  -    -----------   -----------  -   --------------  --------------
     154,791         2,476,210     4,003,061          27,030,599      93,567,764
  ----------  -    -----------   -----------  -   --------------  --------------
          --                --            --         (38,404,393)    (16,480,060)
          --                --      (602,825)        (29,739,968)    (24,779,991)
          --                --            --          (1,545,546)     (1,133,005)
          --                --            --                  --              --
          --          (128,635)     (294,872)                 --              --
          --                --            --                  --              --
  ----------  -    -----------   -----------  -   --------------  --------------
          --          (128,635)     (897,697)        (69,689,907)    (42,393,056)
  ----------  -    -----------   -----------  -   --------------  --------------
   2,990,000                --            --         423,404,168     307,600,359
   4,925,411        34,816,066    26,071,543         122,275,162     373,022,019
          --                --            --           3,619,433      12,794,717
          --                --            --                  --              --
          --                --            --                  --              --
          --                --            --                  --              --
          --                --            --          38,404,393      16,480,060
          --           128,635       897,697          29,739,968      24,779,991
          --                --            --           1,545,546       1,133,005
          --                --            --        (102,526,415)    (42,951,702)
     (11,780)         (679,940)   (3,544,101)       (204,969,710)   (425,267,564)
          --                --            --          (4,204,845)     (3,001,958)
  ----------  -    -----------   -----------  -   --------------  --------------
   7,903,631        34,264,761    23,425,139         307,287,700     264,588,927
  ----------  -    -----------   -----------  -   --------------  --------------
   8,058,422        36,612,336    26,530,503         264,628,392     315,763,635
          --        35,503,301     8,972,798       1,331,424,505   1,015,660,870
  ----------  -    -----------   -----------  -   --------------  --------------
  $8,058,422       $72,115,637   $35,503,301      $1,596,052,897  $1,331,424,505
  ==========  =    ===========   ===========  =   ==============  ==============
  $      146       $ 1,564,739   $    (6,214)     $   83,857,906  $   69,369,911
  ==========  =    ===========   ===========  =   ==============  ==============

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2005

                                                                                          Lord Abbett Growth
                                                               Lord Abbett              Opportunities Portfolio
                                                       Growth and Income Portfolio     ------------------------
                                                     --------------------------------
                                                       Year Ended      Year Ended       Year Ended   Year Ended
                                                      December 31,    December 31,     December 31, December 31,
                                                          2005            2004             2005         2004
                                                     --------------------------------  -------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                      $   41,609,201  $   30,922,004    $  (297,004) $  (314,569)
   Net realized gain (loss) on investments,
       futures contracts, options contracts, swap
       contracts and foreign currency related
       transactions                                     272,346,272      92,681,329      4,917,596    5,277,754
   Net change in unrealized appreciation
       (depreciation) on investments, futures
       contracts options contracts, swap
       contracts and foreign currency related
       transactions                                    (216,239,595)    211,963,235     (1,891,005)   1,986,221
                                                     --------------  --------------    -----------  -----------
   Net increase (decrease) in net assets
       resulting from operations                         97,715,878     335,566,568      2,729,587    6,949,406
                                                     --------------  --------------    -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                            (21,778,496)     (8,324,659)            --           --
     Class B                                             (9,144,513)     (4,361,705)            --           --
     Class E                                                     --              --             --           --
   From net realized gains
     Class A                                            (38,585,941)             --     (1,461,399)          --
     Class B                                            (22,175,743)             --     (2,793,472)          --
     Class E                                                     --              --             --           --
                                                     --------------  --------------    -----------  -----------
   Net decrease in net assets resulting from
       distributions                                    (91,684,693)    (12,686,364)    (4,254,871)          --
                                                     --------------  --------------    -----------  -----------
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 11):
   Proceeds from shares sold
     Class A                                            593,905,654     732,164,945        259,016    1,848,223
     Class B                                             41,499,024     526,114,774      5,092,845    5,987,645
     Class E                                                     --              --             --           --
   Net asset value of shares issued through
       acquisition
     Class A                                                     --              --             --           --
     Class B                                                     --              --             --           --
     Class E                                                     --              --             --           --
   Net asset value of shares issued through
       dividend reinvestment
     Class A                                             60,364,437       8,324,659      1,461,399           --
     Class B                                             31,320,256       4,361,705      2,793,472           --
     Class E                                                     --              --             --           --
   Cost of shares repurchased
     Class A                                           (540,493,579)   (198,556,419)    (6,279,570)  (5,958,093)
     Class B                                           (226,170,223)   (494,272,802)    (1,958,559)  (1,543,452)
     Class E                                                     --              --             --           --
                                                     --------------  --------------    -----------  -----------
   Net increase (decrease) in net assets from
       capital share transactions                       (39,574,431)    578,136,862      1,368,603      334,323
                                                     --------------  --------------    -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 (33,543,246)    901,017,066       (156,681)   7,283,729
   Net assets at beginning of period                  3,149,748,236   2,248,731,170     62,512,170   55,228,441
                                                     --------------  --------------    -----------  -----------
   Net assets at end of period                       $3,116,204,990  $3,149,748,236    $62,355,489  $62,512,170
                                                     ==============  ==============    ===========  ===========
   Net assets at end of period includes
       undistributed (distributions in excess of)
       net investment income                         $   41,609,500  $   30,922,884    $      (143) $    (1,494)
                                                     ==============  ==============    ===========  ===========

*  For the period 11/4/2004 (Commencement of Operations) through 12/31/2004.

                       See notes to financial statements

 Lord Abbett Mid-Cap Value          MetLife Aggressive
         Portfolio                  Strategy Portfolio
----------------------------    ---------------------------
 Year Ended    Year Ended        Year Ended   Period Ended
December 31,  December 31,      December 31,  December 31,
    2005          2004              2005         2004*
----------------------------    ---------------------------
$  2,256,818  $  1,721,411      $  9,379,745  $    911,286
  32,155,063    16,015,176         2,410,868            --
  (8,698,334)   38,650,957        49,220,103     6,409,313
------------  ------------  -   ------------  ------------
  25,713,547    56,387,544        61,010,716     7,320,599
------------  ------------  -   ------------  ------------
    (650,001)     (567,036)             (725)           --
    (988,114)     (641,122)       (4,720,526)     (415,966)
          --            --                --            --
  (4,041,320)   (2,682,707)             (242)           --
  (8,197,382)   (3,866,110)       (2,011,436)     (264,513)
          --            --                --            --
------------  ------------  -   ------------  ------------
 (13,876,817)   (7,756,975)       (6,732,929)     (680,479)
------------  ------------  -   ------------  ------------
   1,746,915    25,436,777            79,330            --
  35,682,558    48,207,902       315,591,547   297,741,324
          --            --                --            --
          --            --                --            --
          --            --                --            --
          --            --                --            --
   4,691,321     3,249,744               967            --
   9,185,496     4,507,232         6,731,962       680,479
          --            --                --            --
 (22,757,996)  (15,760,542)           (1,159)           --
  (2,277,531)     (833,333)      (19,417,476)     (527,793)
          --            --                --            --
------------  ------------  -   ------------  ------------
  26,270,763    64,807,780       302,985,171   297,894,010
------------  ------------  -   ------------  ------------
  38,107,493   113,438,349       357,262,958   304,534,130
 304,182,998   190,744,649       304,534,130            --
------------  ------------  -   ------------  ------------
$342,290,491  $304,182,998      $661,797,088  $304,534,130
============  ============  =   ============  ============
$  2,188,263  $  1,638,116      $     74,193  $    278,543
============  ============  =   ============  ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2005


                                                        MetLife Balanced Strategy             MetLife Defensive
                                                                Portfolio                    Strategy Portfolio
                                                     ------------------------------      --------------------------
                                                       Year Ended     Period Ended        Year Ended   Period Ended
                                                      December 31,    December 31,       December 31,  December 31,
                                                          2005           2004*               2005         2004*
                                                     --------------------------------    ----------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                      $   57,948,202  $   16,801,133      $  5,227,681  $  2,338,495
   Net realized gain (loss) on investments,
       futures contracts, options contracts, swap
       contracts and foreign currency related
       transactions                                       4,784,097              --           462,226            --
   Net change in unrealized appreciation
       (depreciation) on investments, futures
       contracts options contracts, swap
       contracts and foreign currency related
       transactions                                     161,845,178      12,280,495         9,090,800      (468,308)
                                                     --------------  --------------      ------------  ------------
   Net increase (decrease) in net assets
       resulting from operations                        224,577,477      29,081,628        14,780,707     1,870,187
                                                     --------------  --------------      ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                 (1,646)             --              (111)           --
     Class B                                            (34,214,239)    (15,504,041)       (3,063,461)   (2,169,357)
     Class E                                                     --              --                --            --
   From net realized gains
     Class A                                                   (224)             --               (17)           --
     Class B                                             (5,594,914)             --          (565,914)      (68,531)
     Class E                                                     --              --                --            --
                                                     --------------  --------------      ------------  ------------
   Net decrease in net assets resulting from
       distributions                                    (39,811,023)    (15,504,041)       (3,629,503)   (2,237,888)
                                                     --------------  --------------      ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 11):
   Proceeds from shares sold
     Class A                                                163,066              --            10,000            --
     Class B                                          1,797,382,449   1,533,412,693       265,773,658   127,961,135
     Class E                                                     --              --                --            --
   Net asset value of shares issued through
       acquisition
     Class A                                                     --              --                --            --
     Class B                                                     --              --                --            --
     Class E                                                     --              --                --            --
   Net asset value of shares issued through
       dividend reinvestment
     Class A                                                  1,870              --               128            --
     Class B                                             39,809,153      15,504,041         3,629,375     2,237,888
     Class E                                                     --              --                --            --
   Cost of shares repurchased
     Class A                                                 (8,408)             --                --            --
     Class B                                            (53,363,465)     (1,266,609)      (54,310,171)      (23,213)
     Class E                                                     --              --                --            --
                                                     --------------  --------------  -   ------------  ------------  -
   Net increase (decrease) in net assets from
       capital share transactions                     1,783,984,665   1,547,650,125       215,102,990   130,175,810
                                                     --------------  --------------      ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS               1,968,751,119   1,561,227,712       226,254,194   129,808,109
   Net assets at beginning of period                  1,561,227,712   1,968,751,119       129,808,109            --
                                                     --------------  --------------      ------------  ------------
   Net assets at end of period                       $3,529,978,831  $3,529,978,831      $356,062,303  $129,808,109
                                                     ==============  ==============      ============  ============
   Net assets at end of period includes
       undistributed (distributions in excess of)
       net investment income                         $      375,769  $    1,541,136      $     31,292  $    123,000
                                                     ==============  ==============      ============  ============

 * For the period 11/4/2004 (Commencement of Operations) through 12/31/2004.

                       See notes to financial statements

        MetLife Growth                    MetLife Moderate
      Strategy Portfolio                 Strategy Portfolio
--------------------------------    -----------------------------
  Year Ended     Period Ended         Year Ended    Period Ended
 December 31,    December 31,        December 31,   December 31,
     2005           2004*                2005          2004*
--------------------------------    -----------------------------
$   48,796,541  $    9,983,939      $   20,099,516  $  7,177,173

     8,395,221              --           2,611,692            --
   194,977,910      20,658,397          41,447,579       801,115
--------------  --------------  -   --------------  ------------
   252,169,672      30,642,336          64,158,787     7,978,288
--------------  --------------  -   --------------  ------------
       (12,660)             --              (3,544)           --
   (27,630,104)     (7,536,446)        (11,750,219)   (6,421,967)
            --              --                  --            --
        (2,574)             --                (557)           --
    (6,842,974)     (1,105,742)         (2,215,579)     (295,434)
            --              --                  --            --
--------------  --------------  -   --------------  ------------
   (34,488,312)     (8,642,188)        (13,969,899)   (6,717,401)
--------------  --------------  -   --------------  ------------
     1,187,436              --             295,503            --
 1,605,562,132   1,348,842,649         680,386,312   492,444,381
            --              --                  --            --
            --              --                  --            --
            --              --                  --            --
            --              --                  --            --
        15,234              --               4,101            --
    34,473,078       8,642,188          13,965,798     6,716,831
            --              --                  --            --
       (11,344)             --              (3,311)           --
   (30,890,846)        (59,360)        (74,822,468)      (72,751)
            --              --                  --            --
--------------  --------------  -   --------------  ------------
 1,610,335,690   1,357,425,477         619,825,935   499,088,461
--------------  --------------  -   --------------  ------------
 1,828,017,050   1,379,425,625         670,014,823   500,349,348
 1,379,425,625              --         500,349,918            --
--------------  --------------  -   --------------  ------------
$3,207,442,675  $1,379,425,625      $1,170,364,741  $500,349,348
==============  ==============  =   ==============  ============
$      328,810  $    1,557,159      $      120,986  $    539,967
==============  ==============  =   ==============  ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2005

                                                       MFS Research International       Neuberger Berman Real Estate
                                                               Portfolio                         Portfolio
                                                     -----------------------------  -   --------------------------
                                                       Year Ended      Year Ended        Year Ended     Year Ended
                                                      December 31,    December 31,      December 31,   December 31,
                                                          2005            2004              2005          2004*
                                                     -------------------------------    -----------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                      $    9,267,162  $   2,416,749      $  8,648,275   $  4,202,505
   Net realized gain (loss) on investments,
       futures contracts, options contracts, swap
       contracts and foreign currency related
       transactions                                      94,646,085     53,491,373        38,205,737      6,909,018
   Net change in unrealized appreciation
       (depreciation) on investments, futures
       contracts options contracts, swap
       contracts and foreign currency related
       transactions                                      50,115,296     51,410,241        16,127,085     44,064,459
                                                     --------------  -------------  -   ------------   ------------
   Net increase (decrease) in net assets
       resulting from operations                        154,028,543    107,318,363        62,981,097     55,175,982
                                                     --------------  -------------  -   ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                             (3,284,588)            --                --       (832,185)
     Class B                                             (1,456,662)            --                --     (1,746,645)
     Class E                                                (62,372)            --                --       (233,227)
   From net realized gains
     Class A                                            (28,070,006)      (617,967)         (241,022)    (1,991,167)
     Class B                                            (20,127,768)      (851,466)         (374,964)    (4,580,859)
     Class E                                               (647,057)       (23,550)          (61,211)      (570,874)
                                                     --------------  -------------  -   ------------   ------------
   Net decrease in net assets resulting from
       distributions                                    (53,648,453)    (1,492,983)         (677,197)    (9,954,957)
                                                     --------------  -------------  -   ------------   ------------
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 11):
   Proceeds from shares sold
     Class A                                            291,691,172    230,295,788       127,230,654     76,262,218
     Class B                                             83,267,517    289,831,263       177,387,543    197,280,431
     Class E                                              5,005,533      8,210,830        30,508,431     18,737,104
   Net asset value of shares issued through
       acquisition
     Class A                                                     --             --                --             --
     Class B                                                     --             --                --             --
     Class E                                                     --             --                --             --
   Net asset value of shares issued through
       dividend reinvestment
     Class A                                             31,354,594        617,967           241,022      2,848,333
     Class B                                             21,584,430        851,466           374,964      6,298,135
     Class E                                                709,429         23,550            61,211        808,489
   Cost of shares repurchased
     Class A                                            (60,712,971)   (15,028,001)      (25,455,387)    (2,967,826)
     Class B                                            (98,599,506)  (163,975,108)      (61,065,769)   (78,714,215)
     Class E                                             (3,609,683)    (5,550,819)       (4,884,222)      (585,663)
                                                     --------------  -------------  -   ------------   ------------
   Net increase (decrease) in net assets from
       capital share transactions                       270,690,515    345,276,936       244,398,447    219,967,006
                                                     --------------  -------------  -   ------------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 371,070,605    451,102,316       306,702,347    265,188,031
   Net assets at beginning of period                    711,222,347    260,120,031       265,188,031             --
                                                     --------------  -------------  -   ------------   ------------
   Net assets at end of period                       $1,082,292,952  $ 711,222,347      $571,890,378   $265,188,031
                                                     ==============  =============  =   ============   ============
   Net assets at end of period includes
       undistributed (distributions in excess of)
       net investment income                         $    8,343,155  $   3,212,479      $  9,197,585   $    (64,250)
                                                     ==============  =============  =   ============   ============

* For the period 5/1/2004 (Commencement of Operations) through 12/31/2004.

                       See notes to financial statements

         Oppenheimer Capital Appreciation     PIMCO Inflation Protected
                   Portfolio                       Bond Portfolio
         -------------------------------    ----------------------------
           Year Ended       Year Ended        Year Ended     Year Ended
          December 31,     December 31,      December 31,   December 31,
              2005             2004              2005           2004
         ---------------------------------  -----------------------------
         $    3,052,671   $   4,932,758     $  24,170,612  $   4,649,734

             12,108,823      49,604,206         5,619,012     40,058,646


             40,480,777         800,505       (14,424,086)     9,734,940
         --------------   -------------     -------------  -------------
             55,642,271      55,337,469        15,365,538     54,443,320
         --------------   -------------     -------------  -------------
               (433,925)       (121,135)               --     (2,957,493)
                     --      (4,403,857)               --     (3,342,458)
                   (559)             --                --             --
             (6,226,687)       (860,091)         (942,374)   (14,359,910)
             (4,764,940)    (42,042,832)         (624,605)   (23,441,391)
                 (8,021)             --                --             --
         --------------   -------------     -------------  -------------
            (11,434,132)    (47,427,915)       (1,566,979)   (44,101,252)
         --------------   -------------     -------------  -------------
            354,953,867     276,201,809       419,957,174    329,566,196
             22,348,870     334,591,684        41,116,784    378,757,210
                967,644              --                --             --
                     --      18,744,683                --             --
                     --      89,198,053                --             --
                     --              --                --             --
              6,660,612         981,226           942,374     17,317,403
              4,764,940      46,446,689           624,605     26,783,849
                  8,580              --                --             --
            (24,679,611)     (3,341,835)     (176,286,972)    (1,182,332)
           (174,813,423)   (389,381,422)     (162,477,994)  (295,438,207)
               (143,802)             --                --             --
         --------------   -------------     -------------  -------------
            190,067,677     373,440,887       123,875,971    455,804,119
         --------------   -------------     -------------  -------------
            234,275,816     381,350,441       137,674,530    466,146,187
            932,590,369     551,239,928       833,536,508    367,390,321
         --------------   -------------     -------------  -------------
         $1,166,866,185   $ 932,590,369     $ 971,211,038  $ 833,536,508
         ==============   =============     =============  =============

         $    2,971,978   $     431,942     $  25,617,748  $     (24,289)
         ==============   =============     =============  =============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2005

                                                                  PIMCO                          Met/Putnam
                                                         Total Return Portfolio          Capital Opportunities Portfolio
                                                     ------------------------------  -   ------------------------------
                                                       Year Ended      Year Ended         Year Ended      Year Ended
                                                      December 31,    December 31,       December 31,    December 31,
                                                          2005            2004               2005            2004
                                                     --------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                      $   63,575,163  $   23,273,563      $    122,128    $    164,202
   Net realized gain (loss) on investments,
       futures contracts, options contracts, swap
       contracts and foreign currency related
       transactions                                      (3,427,242)     49,470,077         7,766,693       5,976,598
   Net change in unrealized appreciation
       (depreciation) on investments, futures
       contracts, options contracts, swap
       contracts and foreign currency related
       transactions                                     (14,539,883)     (5,551,381)       (3,630,599)      2,265,029
                                                     --------------  --------------  -    ------------    ------------   -
   Net increase (decrease) in net assets
       resulting from operations                         45,608,038      67,192,259         4,258,222       8,405,829
                                                     --------------  --------------  -    ------------    ------------   -
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                               (488,651)    (14,778,557)         (114,714)             --
     Class B                                                     --     (71,868,123)           (7,259)             --
     Class E                                                     --     (10,030,527)               --              --
   From net realized gains
     Class A                                             (5,790,054)             --                --              --
     Class B                                             (7,125,906)             --                --              --
     Class E                                               (941,261)             --                --              --
                                                     --------------  --------------  -    ------------    ------------   -
   Net decrease in net assets resulting from
       distributions                                    (14,345,872)    (96,677,207)         (121,973)             --
                                                     --------------  --------------  -    ------------    ------------   -
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 11):
   Proceeds from shares sold
     Class A                                            433,493,009     299,306,662           182,194         394,764
     Class B                                            187,310,560     336,377,035         1,131,417         842,338
     Class E                                             12,424,917      40,054,617                --              --
   Net asset value of shares issued through
       acquisition
     Class A                                                     --      96,940,433                --              --
     Class B                                                     --      74,811,249                --              --
     Class E                                                     --              --                --              --
   Net asset value of shares issued through
       dividend reinvestment
     Class A                                              6,278,705      14,778,557           114,714              --
     Class B                                              7,125,906      71,868,123             7,259              --
     Class E                                                941,261      10,030,527                --              --
   Cost of shares repurchased
     Class A                                           (118,188,353)    (27,393,396)      (11,360,406)    (11,359,871)
     Class B                                           (131,037,069)   (322,241,332)         (300,136)       (386,484)
     Class E                                            (15,748,305)    (19,571,050)               --              --
                                                     --------------  --------------  -    ------------    ------------   -
   Net increase (decrease) in net assets from
       capital share transactions                       382,600,631     574,961,425       (10,224,958)    (10,509,253)
                                                     --------------  --------------  -    ------------    ------------   -
TOTAL INCREASE (DECREASE) IN NET ASSETS                 413,862,797     545,476,477        (6,088,709)     (2,103,424)
   Net assets at beginning of period                  1,753,061,811   1,207,585,334        50,920,981      53,024,405
                                                     --------------  --------------  -    ------------    ------------   -
   Net assets at end of period                       $2,166,924,608  $1,753,061,811      $ 44,832,272    $ 50,920,981
                                                     ==============  ==============  =    ============    ============   =
   Net assets at end of period includes
       undistributed (distributions in excess of)
       net investment income                         $   76,892,206  $     (654,766)     $     97,094    $    121,972
                                                     ==============  ==============  =    ============    ============   =

                       See notes to financial statements

                  RCM Global                      Third Avenue
             Technology Portfolio          Small Cap Value Portfolio
          --------------------------      ---------------------------
           Year Ended    Year Ended        Year Ended     Year Ended
          December 31,  December 31,      December 31,   December 31,
              2005          2004              2005           2004
          ----------------------------    ----------------------------
          $ (1,650,343) $   (879,804)     $  5,949,793  $   2,301,894


             6,953,255   (13,318,968)       68,073,177     12,395,932


            18,688,441     9,470,625        42,454,775    101,882,945
          ------------  ------------  -   ------------  -------------
            23,991,353    (4,728,147)      116,477,745    116,580,771
          ------------  ------------  -   ------------  -------------
                    --            --           (10,096)    (1,065,538)
                    --            --                --     (1,270,051)
                    --            --                --             --
              (876,674)      (60,119)       (1,265,346)    (3,675,389)
              (596,109)      (77,324)       (1,181,476)    (8,327,172)
              (127,279)      (15,399)               --             --
          ------------  ------------  -   ------------  -------------
            (1,600,062)     (152,842)       (2,456,918)   (14,338,150)
          ------------  ------------  -   ------------  -------------
            54,280,533    62,210,581       249,766,650    199,572,136
            12,578,379    81,788,974        51,457,416    217,143,110
             3,152,890    10,445,465                --             --
                    --            --                --             --
                    --            --                --             --
                    --            --                --             --
               876,674        60,119         1,275,442      4,740,927
               596,109        77,324         1,181,476      9,597,223
               127,279        15,399                --             --
           (21,739,543)  (24,912,809)      (40,330,085)    (5,895,238)
           (33,588,738)  (45,631,739)      (99,926,029)  (199,675,201)
            (6,612,224)   (4,296,184)               --             --
          ------------  ------------  -   ------------  -------------
             9,671,359    79,757,130       163,424,870    225,482,957
          ------------  ------------  -   ------------  -------------
            32,062,650    74,876,141       277,445,697    327,725,578
           202,368,304   127,492,163       641,805,351    314,079,773
          ------------  ------------  -   ------------  -------------
          $234,430,954  $202,368,304      $919,251,048  $ 641,805,351
          ============  ============  =   ============  =============
          $   (311,086) $     (2,633)     $  5,795,312  $       2,340
          ============  ============  =   ============  =============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2005

                                                                                   T. Rowe Price
                                                                              Mid-Cap Growth Portfolio
                                                                            ---------------------------
                                                                             Year Ended       Year Ended
                                                                            December 31,     December 31,
                                                                                2005             2004
                                                                            ------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income (loss)                                            $ (1,419,635)   $  (2,700,285)
    Net realized gain (loss) on investments, futures contracts, options
       contracts, swap contracts and foreign currency related transactions    27,433,324       33,664,516
    Net change in unrealized appreciation (depreciation) on
       investments, futures contracts, options contracts, swap
       contracts and foreign currency related transactions                    60,461,149       36,620,343
                                                                            ------------    -------------
    Net increase (decrease) in net assets resulting from operations           86,474,838       67,584,574
                                                                            ------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income
     Class A                                                                          --               --
     Class B                                                                          --               --
     Class E                                                                          --               --
    From net realized gains
     Class A                                                                  (5,461,986)              --
     Class B                                                                  (9,053,591)              --
     Class E                                                                    (540,525)              --
                                                                            ------------    -------------
    Net decrease in net assets resulting from distributions                  (15,056,102)              --
                                                                            ------------    -------------
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 11):
    Proceeds from shares sold
     Class A                                                                 104,028,840      111,891,278
     Class B                                                                  67,933,231      166,117,329
     Class E                                                                   4,560,665        9,661,872
    Net asset value of shares issued through acquisition
     Class A                                                                          --               --
     Class B                                                                          --               --
     Class E                                                                          --               --
    Net asset value of shares issued through dividend reinvestment
     Class A                                                                   5,461,986               --
     Class B                                                                   9,053,591               --
     Class E                                                                     540,525               --
    Cost of shares repurchased
     Class A                                                                 (23,738,562)     (14,266,370)
     Class B                                                                 (41,260,267)    (180,133,824)
     Class E                                                                  (3,649,516)      (1,965,718)
                                                                            ------------    -------------
    Net increase (decrease) in net assets from capital share transactions    122,930,493       91,304,567
                                                                            ------------    -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      194,349,229      158,889,141
    Net assets at beginning of period                                        512,222,223      353,333,082
                                                                            ------------    -------------
    Net assets at end of period                                             $706,571,452    $ 512,222,223
                                                                            ============    =============
    Net assets at end of period includes undistributed (distributions in
       excess of) net investment income                                     $       (324)   $      (7,768)
                                                                            ============    =============

* For the period 5/1/2004 (Commencement of Operations) through 12/31/2004. ** For the period 5/1/2005 (Commencement of Operations) through 12/31/2005.

                       See notes to financial statements

      Turner Mid-Cap                  Van Kampen
     Growth Portfolio             Comstock Portfolio
--------------------------        ------------------
 Year Ended     Period Ended         Period Ended
December 31,    December 31,         December 31,
    2005           2004*                2005**
------------------------------    -------------------
$   (710,126)   $   (517,004)           $ 10,196,739
  14,603,388      (3,615,771)             20,570,455
   9,040,584      24,500,397              15,305,936
------------    ------------  -         ------------
  22,933,846      20,367,622              46,073,130
------------    ------------  -         ------------
          --              --              (9,510,987)
          --              --                (581,432)
          --              --                      --
  (5,462,769)             --              (6,607,338)
  (1,854,841)             --                (437,105)
          --              --                      --
------------    ------------  -         ------------
  (7,317,610)             --             (17,136,862)
------------    ------------  -         ------------
  87,692,908      73,955,906             848,244,972
   5,696,494     129,967,413              57,432,155
                          --                      --
          --              --                      --
          --              --                      --
          --              --                      --
   5,462,769              --              16,118,325
   1,854,841              --               1,018,537
          --              --                      --
 (13,635,347)            (62)            (11,895,805)
 (33,373,544)    (68,048,231)               (650,410)
          --              --                      --
------------    ------------  -         ------------
  53,698,122     135,875,026             910,267,774
------------    ------------  -         ------------
  69,314,358     156,242,648             939,204,042
 156,242,648              --                      --
------------    ------------  -         ------------
$225,557,006    $156,242,648            $939,204,042
============    ============  =         ============

$     (1,333)   $     (1,733)           $    115,364
============    ============  =         ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS



                                                      NET ASSET                   NET REALIZED/             DIVIDENDS
                                                      VALUE                       UNREALIZED     TOTAL FROM FROM NET
                                                      BEGINNING OF NET INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: PERIOD       INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME
      MET/AIM SMALL CAP GROWTH PORTFOLIO              ------------ -------------- -------------- ---------- ----------

        Class A
        12/31/2005                                       $12.84      $(0.07)(a)     $ 1.18 (a)    $  1.11    $    --
        12/31/2004                                        12.03       (0.09)(a)       0.90 (a)       0.81         --
        12/31/2003                                         8.65       (0.08)(a)       3.46 (a)       3.38         --
        01/02/2002 to 12/31/2002 (b)                      11.85       (0.11)(a)      (3.09)(a)     (3.20)         --
------------------------------------                  ------------ -------------- -------------- ---------- ----------

        Class B
        12/31/2005                                        12.74       (0.10)(a)       1.16 (a)       1.06         --
        12/31/2004                                        11.97       (0.12)(a)       0.89 (a)       0.77         --
        12/31/2003                                         8.62       (0.11)(a)       3.46 (a)       3.35         --
        12/31/2002                                        11.89       (0.08)(a)      (3.19)(a)     (3.27)         --
        10/09/2001 to 12/31/2001 (c)                      10.00       (0.02)(a)       1.91 (a)       1.89         --
------------------------------------                  ------------ -------------- -------------- ---------- ----------

        Class E
        12/31/2005                                        12.80       (0.09)(a)       1.18 (a)       1.09         --
        12/31/2004                                        12.01       (0.11)(a)       0.90 (a)       0.79         --
        12/31/2003                                         8.64       (0.10)(a)       3.47 (a)       3.37         --
        04/01/2002 to 12/31/2002 (d)                      11.54       (0.05)(a)      (2.85)(a)     (2.90)         --
------------------------------------                  ------------ -------------- -------------- ---------- ----------
      CYCLICAL GROWTH ETF PORTFOLIO                   ------------ -------------- -------------- ---------- ----------

        Class B
        10/01/2005 to 12/31/2005 (f)                     $10.00      $ 0.10 (a)     $ 0.10 (a)    $  0.20    $(0.06)
------------------------------------                  ------------ -------------- -------------- ---------- ----------
      CYCLICAL GROWTH AND INCOME ETF PORTFOLIO        ------------ -------------- -------------- ---------- ----------

        Class B
        10/01/2005 to 12/31/2005 (f)                     $10.00      $ 0.09 (a)     $ 0.08 (a)    $  0.17    $(0.06)
------------------------------------                  ------------ -------------- -------------- ---------- ----------
      GOLDMAN SACHS MID-CAP VALUE PORTFOLIO           ------------ -------------- -------------- ---------- ----------

        Class A
        12/31/2005                                       $11.94      $ 0.15 (a)     $ 1.38 (a)    $  1.53    $(0.11)
        05/01/2004 to 12/31/2004 (e)                      10.00        0.09 (a)       2.01 (a)       2.10     (0.05)
------------------------------------                  ------------ -------------- -------------- ---------- ----------

        Class B
        12/31/2005                                        11.95        0.11 (a)       1.39 (a)       1.50     (0.08)
        05/01/2004 to 12/31/2004 (e)                      10.00        0.05 (a)       2.04 (a)       2.09     (0.03)
------------------------------------                  ------------ -------------- -------------- ---------- ----------


                                                      DISTRIBUTIONS
                                                      FROM NET
                                                      REALIZED
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: CAPITAL GAINS
      MET/AIM SMALL CAP GROWTH PORTFOLIO              -------------

        Class A
        12/31/2005                                       $(0.29)
        12/31/2004                                            --
        12/31/2003                                            --
        01/02/2002 to 12/31/2002 (b)                          --
------------------------------------                  -------------

        Class B
        12/31/2005                                        (0.29)
        12/31/2004                                            --
        12/31/2003                                            --
        12/31/2002                                            --
        10/09/2001 to 12/31/2001 (c)                          --
------------------------------------                  -------------

        Class E
        12/31/2005                                        (0.29)
        12/31/2004                                            --
        12/31/2003                                            --
        04/01/2002 to 12/31/2002 (d)                          --
------------------------------------                  -------------
      CYCLICAL GROWTH ETF PORTFOLIO                   -------------

        Class B
        10/01/2005 to 12/31/2005 (f)                     $    --
------------------------------------                  -------------
      CYCLICAL GROWTH AND INCOME ETF PORTFOLIO        -------------

        Class B
        10/01/2005 to 12/31/2005 (f)                     $    --
------------------------------------                  -------------
      GOLDMAN SACHS MID-CAP VALUE PORTFOLIO           -------------

        Class A
        12/31/2005                                       $(0.82)
        05/01/2004 to 12/31/2004 (e)                      (0.11)
------------------------------------                  -------------

        Class B
        12/31/2005                                        (0.82)
        05/01/2004 to 12/31/2004 (e)                      (0.11)
------------------------------------                  -------------

*  Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--01/02/2002.
(c) Commencement of operations--10/09/2001.
(d) Commencement of operations--04/01/2002.
(e) Commencement of operations--05/01/2004.
(f) Commencement of operations--10/01/2005.
(g) Excludes effect of Deferred Expense Reimbursement--See note 3 of financial statements.

                       See notes to financial statements

                                                                RATIO OF
                                                                EXPENSES TO  RATIO OF      RATIO OF NET
                                                    RATIO OF    AVERAGE NET  EXPENSES TO   INVESTMENT
              NET ASSET              NET ASSETS END EXPENSES TO ASSETS AFTER AVERAGE NET   INCOME (LOSS)
TOTAL         VALUE END              OF PERIOD      AVERAGE NET BROKER       ASSETS BEFORE TO AVERAGE NET PORTFOLIO
DISTRIBUTIONS OF PERIOD TOTAL RETURN (IN MILLIONS)  ASSETS**    REBATES **   REIMBURSEMENT ASSETS         TURNOVER RATE
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $(0.29)     $13.66       8.59%        $215.4        0.99%         N/A       0.96%(g)       (0.53)%         74.8%
        --      12.84        6.73          92.5         1.03         N/A        1.02(g)        (0.74)          94.9
        --      12.03       39.08           6.2         1.04         N/A           1.16        (0.78)          29.8
        --       8.65     (27.00)           6.7        1.05*        1.03%*        2.10*       (0.64)*         19.50
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.29)      13.51        8.27         297.1         1.25         N/A        1.20(g)        (0.80)          74.8
        --      12.74        6.43         309.7         1.29         N/A        1.23(g)        (1.03)          94.9
        --      11.97       38.86         206.3         1.30         N/A           1.36        (1.04)          29.8
        --       8.62     (27.50)          47.1         1.30        1.28           2.32        (0.87)          19.5
        --      11.89       18.90           7.6        1.30*         N/A          5.22*       (0.92)*           5.1
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.29)      13.60        8.46          13.4         1.15         N/A        1.11(g)        (0.70)          74.8
        --      12.80        6.58          12.4         1.18         N/A        1.13(g)        (0.93)          94.9
        --      12.01       39.00           8.6         1.20         N/A           1.25        (0.94)          29.8
        --       8.64     (25.13)           1.8        1.20*        1.18*         2.23*       (0.77)*          19.5
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $(0.06)     $10.14       2.04%        $ 11.6       0.80%*         N/A         2.59%*        3.85%*          6.2%
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $(0.06)     $10.11       1.65%        $  7.2       0.80%*         N/A         3.73%*        3.31%*          3.5%
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $(0.93)     $12.54      12.76%        $285.0        0.79%         N/A          0.79%         1.15%         51.4%
    (0.16)      11.94       20.98         126.0         0.97         N/A           0.98          1.19          40.8
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.90)      12.55       12.54         137.1         1.03         N/A           1.03          0.87          51.4
    (0.14)      11.95       20.85         104.0        1.14*         N/A          1.14*         0.71*          40.8
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS



                                                      NET ASSET                   NET REALIZED/             DIVIDENDS
                                                      VALUE                       UNREALIZED     TOTAL FROM FROM NET
                                                      BEGINNING OF NET INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: PERIOD       INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME
       HARRIS OAKMARK INTERNATIONAL PORTFOLIO         ------------ -------------- -------------- ---------- ----------

         Class A
         12/31/2005                                      $14.36       $0.21 (a)     $ 1.87 (a)    $  2.08    $(0.02)
         12/31/2004                                       11.89        0.04 (a)       2.43 (a)       2.47       -- +
         12/31/2003                                        8.89       (0.08)(a)       3.22 (a)       3.14     (0.11)
         01/02/2002 to 12/31/2002 (b)                     10.81        0.06 (a)      (1.97)(a)     (1.91)     (0.01)
---------------------------------                     ------------ -------------- -------------- ---------- ----------

         Class B
         12/31/2005                                       14.27        0.17 (a)       1.86 (a)       2.03         --
         12/31/2004                                       11.84        0.16 (a)       2.27 (a)       2.43         --
         12/31/2003                                        8.87        0.02 (a)       3.08 (a)       3.10     (0.10)
         12/31/2002                                       10.84        0.01 (a)      (1.97)(a)     (1.96)     (0.01)
         10/09/2001 to 12/31/2001 (c)                     10.00       (0.02)(a)       0.99 (a)       0.97     (0.01)
---------------------------------                     ------------ -------------- -------------- ---------- ----------

         Class E
         12/31/2005                                       14.30        0.19 (a)       1.85 (a)       2.04     (0.01)
         12/31/2004                                       11.85        0.17 (a)       2.28 (a)       2.45       -- +
         12/31/2003                                        8.87        0.03 (a)       3.08 (a)       3.11     (0.10)
         04/01/2002 to 12/31/2002 (d)                     10.70       (0.01)(a)      (1.81)(a)     (1.82)     (0.01)
---------------------------------                     ------------ -------------- -------------- ---------- ----------
       JANUS AGGRESSIVE GROWTH PORTFOLIO              ------------ -------------- -------------- ---------- ----------
         Class A
         12/31/2005                                      $ 7.65        $ -- (a)     $ 1.06 (a)    $  1.06      $  --
         12/31/2004                                        7.03        0.01 (a)       0.61 (a)       0.62         --
         12/31/2003                                        5.37       (0.01)(a)       1.67 (a)       1.66         --
         01/02/2002 to 12/31/2002 (b)                      7.44        0.01 (a)      (2.08)(a)     (2.07)    (0.00)+
---------------------------------                     ------------ -------------- -------------- ---------- ----------

         Class B
         12/31/2005                                        7.58       (0.02)(a)       1.05 (a)       1.03
         12/31/2004                                        6.99       (0.01)(a)       0.60 (a)       0.59         --
         12/31/2003                                        5.37       (0.02)(a)       1.64 (a)       1.62         --
         12/31/2002                                        7.40       (0.01)(a)      (2.05)(a)     (2.06)    (0.00)+
         02/12/2001 to 12/31/2001 (e)                     10.00         -- +(a)      (2.60)(a)     (2.60)         --
---------------------------------                     ------------ -------------- -------------- ---------- ----------

         Class E
         12/31/2005                                        7.59       (0.01)(a)       1.05 (a)       1.04         --
         12/31/2004                                        6.99          -- (a)       0.60 (a)       0.60         --
         04/17/2003 to 12/31/2003 (f)                      5.65       (0.01)(a)       1.35 (a)       1.34         --
---------------------------------                     ------------ -------------- -------------- ---------- ----------
       LAZARD MID CAP PORTFOLIO                       ------------ -------------- -------------- ---------- ----------

         Class A
         12/31/2005                                      $14.13      $0.04  (a)     $ 1.16 (a)    $  1.20    $(0.06)
         12/31/2004                                       12.33        0.08 (a)       1.72 (a)       1.80         --
         12/31/2003                                        9.85        0.01 (a)       2.58 (a)       2.59     (0.01)
         01/02/2002 to 12/31/2002 (b)                     10.98        0.03 (a)      (1.15)(a)     (1.12)      0.00+
---------------------------------                     ------------ -------------- -------------- ---------- ----------

         Class B
         12/31/2005                                       14.05       0.05  (a)       1.10 (a)       1.15     (0.01)
         12/31/2004                                       12.29        0.02 (a)       1.74 (a)       1.76         --
         12/31/2003                                        9.83      (0.01) (a)       2.57 (a)       2.56       -- +
         12/31/2002                                       11.02          -- (a)      (1.18)(a)     (1.18)       -- +
         10/09/2001 to 12/31/2001 (c)                     14.27            0.17           1.86       2.03         --
---------------------------------                     ------------ -------------- -------------- ---------- ----------

         Class E
         12/31/2005                                       14.10        0.07 (a)       1.10 (a)       1.17     (0.04)
         12/31/2004                                       12.32        0.04 (a)       1.74 (a)       1.78         --
         12/31/2003                                        9.84          -- (a)       2.58 (a)       2.58       -- +
         04/01/2002 to 12/31/2002 (d)                     14.30            0.19           1.85       2.04     (0.01)
---------------------------------                     ------------ -------------- -------------- ---------- ----------


                                                      DISTRIBUTIONS
                                                      FROM NET
                                                      REALIZED
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: CAPITAL GAINS
       HARRIS OAKMARK INTERNATIONAL PORTFOLIO         -------------

         Class A
         12/31/2005                                      $(0.19)
         12/31/2004                                           --
         12/31/2003                                       (0.03)
         01/02/2002 to 12/31/2002 (b)                         --
---------------------------------                     -------------

         Class B
         12/31/2005                                       (0.19)
         12/31/2004                                           --
         12/31/2003                                       (0.03)
         12/31/2002                                           --
         10/09/2001 to 12/31/2001 (c)                     (0.12)
---------------------------------                     -------------

         Class E
         12/31/2005                                       (0.19)
         12/31/2004                                           --
         12/31/2003                                       (0.03)
         04/01/2002 to 12/31/2002 (d)                         --
---------------------------------                     -------------
       JANUS AGGRESSIVE GROWTH PORTFOLIO              -------------
         Class A
         12/31/2005                                      $(0.01)
         12/31/2004                                           --
         12/31/2003                                           --
         01/02/2002 to 12/31/2002 (b)                         --
---------------------------------                     -------------

         Class B
         12/31/2005                                       (0.01)
         12/31/2004                                           --
         12/31/2003                                           --
         12/31/2002                                           --
         02/12/2001 to 12/31/2001 (e)                         --
---------------------------------                     -------------

         Class E
         12/31/2005                                       (0.01)
         12/31/2004                                           --
         04/17/2003 to 12/31/2003 (f)                         --
---------------------------------                     -------------
       LAZARD MID CAP PORTFOLIO                       -------------

         Class A
         12/31/2005                                      $(1.62)
         12/31/2004                                           --
         12/31/2003                                       (0.10)
         01/02/2002 to 12/31/2002 (b)                     (0.01)
---------------------------------                     -------------

         Class B
         12/31/2005                                       (1.62)
         12/31/2004                                           --
         12/31/2003                                       (0.10)
         12/31/2002                                       (0.01)
         10/09/2001 to 12/31/2001 (c)                     (0.19)
---------------------------------                     -------------

         Class E
         12/31/2005                                       (1.62)
         12/31/2004                                           --
         12/31/2003                                       (0.10)
         04/01/2002 to 12/31/2002 (d)                     (0.19)
---------------------------------                     -------------

* Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--01/02/2002.
(c) Commencement of operations--10/09/2001.
(d) Commencement of operations--04/01/2002.
(e) Commencement of operations--02/12/2001.
(f) Commencement of operations--04/17/2003.
(g) Excludes effect of Deferred Expense Reimbursement--See note 3 of financial statements.

                       See notes to financial statements

                                                                RATIO OF
                                                                EXPENSES TO  RATIO OF      RATIO OF NET
                                                    RATIO OF    AVERAGE NET  EXPENSES TO   INVESTMENT
              NET ASSET              NET ASSETS END EXPENSES TO ASSETS AFTER AVERAGE NET   INCOME (LOSS)
TOTAL         VALUE END              OF PERIOD      AVERAGE NET BROKER       ASSETS BEFORE TO AVERAGE NET PORTFOLIO
DISTRIBUTIONS OF PERIOD TOTAL RETURN (IN MILLIONS)  ASSETS**    REBATES **   REIMBURSEMENT ASSETS         TURNOVER RATE
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

  $ (0.21)     $16.23     14.48 %        $644.5        0.94%         N/A       0.96%(g)        1.37 %         11.5%
        --      14.36       20.80         276.4         1.04         N/A        1.03(g)          0.32          11.3
    (0.14)      11.89       35.36           8.4         1.16        1.15%       1.21(g)          0.80          22.1
    (0.01)       8.89     (17.64)           4.8        1.10*        1.08*         2.49*         0.68*          82.0
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.19)      16.11       14.24         554.3         1.19         N/A        1.20(g)          1.11          11.5
        --      14.27       20.52         483.9         1.23         N/A        1.22(g)          1.27          11.3
    (0.13)      11.84       34.96         288.0         1.43        1.43        1.33(g)          0.17          22.1
    (0.01)       8.87     (18.09)          17.9         1.35        1.31           2.64          0.15          82.0
    (0.13)      10.84        9.69           5.8        1.35*         N/A          5.69*       (0.07)*          22.5
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.20)      16.14       14.27         130.4         1.09         N/A        1.10(g)          1.25          11.5
        --      14.30       20.69          75.5         1.14         N/A        1.12(g)          1.31          11.3
    (0.13)      11.85       35.14          23.6         1.33        1.33        1.24(g)          0.24          22.1
    (0.01)       8.87     (16.99)           1.5        1.25*        1.22*         2.42*       (0.16)*          82.0
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
  $ (0.01)     $ 8.70      13.84%        $500.4        0.72%         N/A       0.72%(g)          -- %        121.0%
        --       7.65        8.82         250.8         0.90         N/A        0.85(g)          0.15         104.7
        --       7.03       30.91          19.9         0.89        0.89%       0.90(g)        (0.09)          91.5
   (0.00)+       5.37     (27.78)           2.7         0.85        0.77           1.43          0.11          92.7
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.01)       8.60       13.58         277.8         0.97         N/A        0.97(g)        (0.25)         121.0
        --       7.58        8.44         339.5         1.15         N/A        1.08(g)        (0.11)         104.7
        --       6.99       30.90         252.6         1.14        1.13        1.18(g)        (0.37)          91.5
   (0.00)+       5.34     (27.83)          46.8         1.10        1.00           1.69        (0.18)          92.7
        --       7.40     (26.00)          15.2        1.10*         N/A          4.03*       (0.11)*          98.4
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.01)       8.62       13.69           6.4         0.87         N/A        0.87(g)        (0.15)         121.0
        --       7.59        8.58           5.5         1.05         N/A        0.98(g)        (0.05)         104.7
        --       6.99       23.72           4.1        1.10*        1.05*      1.04*(g)       (0.26)*          91.5
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

  $ (1.68)     $13.65       8.40%        $ 89.0        0.79%         N/A       0.82%(g)         0.63%        170.0%
        --      14.13       14.60          58.8         0.85         N/A        0.83(g)          0.59          90.7
    (0.11)      12.33       26.42           4.5         0.93        0.92%       0.96(g)          0.10          36.2
    (0.01)       9.85     (10.18)           4.2        0.90*        0.86*         1.64*         0.26*          37.1
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (1.63)      13.57        8.06         200.4         1.03         N/A        1.07(g)          0.38         170.0
        --      14.05       14.32         211.0         1.08         N/A        1.03(g)          0.16          90.7
    (0.10)      12.29       26.03         211.8         1.19        1.19        1.15(g)        (0.08)          36.2
    (0.01)       9.83     (10.73)          32.8         1.15        1.12           1.91            --          37.1
    (0.19)      16.11       14.24         554.0         1.19        1.19           1.20          1.11          12.0
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (1.66)      13.61        8.23          32.6         0.93         N/A        0.97(g)          0.49         170.0
        --      14.10       14.45          30.5         0.98         N/A        0.94(g)          0.29          90.7
    (0.10)      12.32       26.35          19.8         1.09        1.08        1.07(g)          0.02          36.2
    (0.20)      16.14       14.27         130.0         1.09        1.09           1.10          1.25          12.0
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS

                                                      NET ASSET                   NET REALIZED/             DIVIDENDS
                                                      VALUE                       UNREALIZED     TOTAL FROM FROM NET
                                                      BEGINNING OF NET INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: PERIOD       INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME
       LEGG MASON VALUE EQUITY PORTFOLIO              ------------ -------------- -------------- ---------- ----------

         Class A
         12/31/2005                                      $10.00     $        --     $ 0.65 (a)     $ 0.65    $    --
         11/01/2005 to 12/31/2005 (e)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

         Class B
         12/31/2005                                       10.00      (0.01) (a)       0.66 (a)       0.65         --
         11/01/2005 to 12/31/2005 (e)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
       LORD ABBETT AMERICA'S VALUE PORTFOLIO          ------------ -------------- -------------- ---------- ----------

         Class B
         12/31/2005                                      $13.55     $  0.39 (a)    $  0.15 (a)    $  0.54    $    --
         12/31/2004                                       11.80        0.38 (a)       1.73 (a)       2.11     (0.24)
         05/01/2003 to 12/31/2003 (d)                     10.00        0.28 (a)       1.81 (a)       2.09     (0.19)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
       LORD ABBETT BOND DEBENTURE PORTFOLIO           ------------ -------------- -------------- ---------- ----------

         Class A
         12/31/2005                                      $12.63     $  0.75 (a)    $ (0.52)(a)    $  0.23    $(0.58)
         12/31/2004                                       12.04        0.70 (a)       0.31 (a)       1.01     (0.42)
         12/31/2003                                       10.24        0.73 (a)       1.27 (a)       2.00     (0.20)
         12/31/2002                                       11.22        0.77 (a)      (0.79)(a)     (0.02)     (0.96)
         12/31/2001                                       11.75        0.90 (a)      (0.48)(a)       0.42     (0.95)
         12/31/2000                                       12.48            1.00         (0.90)       0.10     (0.83)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

         Class B
         12/31/2005                                       12.54        0.71 (a)      (0.52)(a)       0.19     (0.54)
         12/31/2004                                       11.97        0.69 (a)       0.29 (a)       0.98     (0.41)
         12/31/2003                                       10.21        0.69 (a)       1.46 (a)       2.15     (0.20)
         12/31/2002                                       11.20        0.72 (a)      (0.76)(a)     (0.04)     (0.95)
         03/22/2001 to 12/31/2001 (b)                     12.03        0.64 (a)      (0.52)(a)       0.12     (0.95)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

         Class E
         12/31/2005                                       12.57        0.72 (a)      (0.52)(a)       0.20     (0.56)
         12/31/2004                                       12.00        0.70 (a)       0.29 (a)       0.99     (0.42)
         12/31/2003                                       10.22        0.70 (a)       1.28 (a)       1.98     (0.20)
         04/01/2002 to 12/31/2002 (c)                     11.27        0.53 (a)      (0.62)(a)     (0.09)     (0.96)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
       LORD ABBETT GROWTH AND INCOME PORTFOLIO        ------------ -------------- -------------- ---------- ----------

         Class A
         12/31/2005                                      $27.44     $  0.40 (a)    $  0.61 (a)    $  1.01    $(0.31)
         12/31/2004                                       24.41        0.33 (a)       2.82 (a)       3.15     (0.12)
         12/31/2003                                       18.86        0.23 (a)       5.56 (a)       5.79     (0.24)
         12/31/2002                                       25.05        0.21 (a)      (4.67)(a)     (4.46)     (0.21)
         12/31/2001                                       26.82        0.25 (a)      (1.80)(a)     (1.55)     (0.22)
         12/31/2000                                       24.07              --           3.26       3.26     (0.28)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

         Class B
         12/31/2005                                       27.27        0.33 (a)       0.61 (a)       0.94     (0.23)
         12/31/2004                                       24.29        0.27 (a)       2.80 (a)       3.07     (0.09)
         12/31/2003                                       18.78        0.18 (a)       5.54 (a)       5.72     (0.21)
         12/31/2002                                       25.01        0.17 (a)      (4.67)(a)     (4.50)     (0.21)
         03/22/2001 to 12/31/2001 (d)                     23.59        0.13 (a)       1.51 (a)       1.64     (0.22)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

                                                      DISTRIBUTIONS
                                                      FROM NET
                                                      REALIZED
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: CAPITAL GAINS
       LEGG MASON VALUE EQUITY PORTFOLIO              -------------

         Class A
         12/31/2005                                      $    --
         11/01/2005 to 12/31/2005 (e)
-------------------------------------                 -------------

         Class B
         12/31/2005                                           --
         11/01/2005 to 12/31/2005 (e)
-------------------------------------                 -------------
       LORD ABBETT AMERICA'S VALUE PORTFOLIO          -------------

         Class B
         12/31/2005                                      $(0.03)
         12/31/2004                                       (0.12)
         05/01/2003 to 12/31/2003 (d)                     (0.10)
-------------------------------------                 -------------
       LORD ABBETT BOND DEBENTURE PORTFOLIO           -------------

         Class A
         12/31/2005                                      $    --
         12/31/2004                                           --
         12/31/2003                                           --
         12/31/2002                                           --
         12/31/2001                                           --
         12/31/2000                                           --
-------------------------------------                 -------------

         Class B
         12/31/2005                                           --
         12/31/2004                                           --
         12/31/2003                                       (0.19)
         12/31/2002                                           --
         03/22/2001 to 12/31/2001 (b)                         --
-------------------------------------                 -------------

         Class E
         12/31/2005                                           --
         12/31/2004                                           --
         12/31/2003                                           --
         04/01/2002 to 12/31/2002 (c)                         --
-------------------------------------                 -------------
       LORD ABBETT GROWTH AND INCOME PORTFOLIO        -------------

         Class A
         12/31/2005                                      $(0.55)
         12/31/2004                                           --
         12/31/2003                                           --
         12/31/2002                                       (1.52)
         12/31/2001                                           --
         12/31/2000                                       (0.23)
-------------------------------------                 -------------

         Class B
         12/31/2005                                       (0.55)
         12/31/2004                                           --
         12/31/2003                                           --
         12/31/2002                                       (1.52)
         03/22/2001 to 12/31/2001 (d)                         --
-------------------------------------                 -------------

* Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--03/22/2001.
(c) Commencement of operations--04/01/2002.
(d) Commencement of operations--05/01/2003.
(e) Commencement of operations--11/01/2005.
(f) Excludes effect of Deferred Expense Reimbursement--See note 3 of financial statements.

                       See notes to financial statements

                                                                RATIO OF
                                                                EXPENSES TO  RATIO OF      RATIO OF NET
                                                    RATIO OF    AVERAGE NET  EXPENSES TO   INVESTMENT
              NET ASSET              NET ASSETS END EXPENSES TO ASSETS AFTER AVERAGE NET   INCOME (LOSS)
TOTAL         VALUE END              OF PERIOD      AVERAGE NET BROKER       ASSETS BEFORE TO AVERAGE NET PORTFOLIO
DISTRIBUTIONS OF PERIOD TOTAL RETURN (IN MILLIONS)  ASSETS**    REBATES **   REIMBURSEMENT ASSETS         TURNOVER RATE
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

  $     --     $10.65       6.50%       $    3.2      0.80%*         N/A         8.27%*        0.08%*          9.1%
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

        --      10.65        6.50            4.9       1.05*         N/A          4.54*       (0.36)*           9.1
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

  $ (0.03)     $14.06       3.95%       $   72.1       1.09%         N/A          1.17%         2.91%        23.7%*
    (0.36)      13.55       17.73           35.5        1.09         N/A           1.59          3.03          31.2
    (0.29)      11.80       21.05            9.0       1.05*         N/A          3.44*         3.78*          56.2
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

  $ (0.58)     $12.28       1.81%       $  856.4       0.56%         N/A         N/A            5.92%         42.1%
    (0.42)      12.63        8.43          520.3        0.63         N/A         N/A             5.65          39.8
    (0.20)      12.04       19.52          234.6        0.70         N/A        0.67(f)          6.52          36.9
    (0.96)      10.24      (0.39)          202.1        0.70         N/A           0.77          7.43          45.8
    (0.95)      11.22        3.76          154.2        0.72         N/A           0.75          7.76          66.2
    (0.83)      11.75        0.87          155.2        0.85         N/A           0.86          7.78          64.9
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.54)      12.19        1.49          704.5        0.81         N/A         N/A             5.65          42.1
   (0.41)#      12.54        8.17          776.0        0.88         N/A         N/A             5.61          39.8
    (0.39)      11.97       19.15          758.2        0.96         N/A        0.91(f)          6.11          36.9
    (0.95)      10.21      (0.57)          197.4        0.95         N/A           1.05          7.12          45.8
    (0.95)      11.20        1.17           31.8       0.95*         N/A          0.98*         7.38*          66.2
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.56)      12.21        1.60           35.1        0.71         N/A         N/A             5.76          42.1
    (0.42)      12.57        8.24           35.2        0.78         N/A         N/A             5.67          39.8
    (0.20)      12.00       19.35           22.8        0.86         N/A        0.81(f)          6.10          36.9
    (0.96)      10.22      (1.03)            2.5       0.85*         N/A          0.98*         7.12*          45.8
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $(0.86)     $27.59       3.68%       $1,985.7       0.53%         N/A       0.55%(f)         1.46%         45.9%
    (0.12)      27.44       12.92        1,867.5        0.57         N/A        0.56(f)          1.30          29.7
    (0.24)      24.41       31.06        1,167.7        0.62       0.61%        0.62(f)          1.13          37.0
    (1.73)      18.86     (17.95)          890.2        0.65        0.63           0.67          0.94          55.4
    (0.22)      25.05      (5.77)        1,205.5        0.64         N/A           0.64          1.04          69.7
    (0.51)      26.82       14.68          944.6        0.70         N/A         N/A             1.32          51.7
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.78)      27.43        3.39        1,130.5        0.78         N/A        0.80(f)          1.21          45.9
    (0.09)      27.27       12.65        1,282.3        0.82         N/A        0.80(f)          1.08          29.7
    (0.21)      24.29       30.73        1,081.0        0.86        0.86        0.86(f)          0.87          37.0
    (1.73)      18.78     (18.12)          337.3        0.90        0.88           0.93          0.78          55.4
    (0.22)      25.01        6.96           98.7       0.89*         N/A          0.89*         0.72*          69.7
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------


                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS



                                                      NET ASSET                   NET REALIZED/             DIVIDENDS
                                                      VALUE                       UNREALIZED     TOTAL FROM FROM NET
                                                      BEGINNING OF NET INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: PERIOD       INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME
     LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO       ------------ -------------- -------------- ---------- ----------

       Class A
       12/31/2005                                        $10.43      $(0.04)(a)     $ 0.54 (a)    $  0.50    $    --
       12/31/2004                                          9.24       (0.04)(a)       1.23 (a)       1.19         --
       12/31/2003                                          6.78       (0.05)(a)       2.51 (a)       2.46         --
       12/31/2002                                          8.95       (0.04)(a)      (2.13)(a)     (2.17)         --
       05/01/2001 to 12/31/2001 (d)                        9.58       (0.03)(a)      (0.60)(a)     (0.63)         --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class B
       12/31/2005                                         10.30       (0.06)(a)       0.54 (a)       0.48         --
       12/31/2004                                          9.16       (0.06)(a)       1.20 (a)       1.14         --
       12/31/2003                                          6.75       (0.07)(a)       2.48 (a)       2.41         --
       12/31/2002                                          8.93       (0.06)(a)      (2.12)(a)     (2.18)         --
       02/12/2001 to 12/31/2001 (b)                       10.00       (0.06)(a)      (1.01)(a)     (1.07)         --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
     LORD ABBETT MID-CAP VALUE PORTFOLIO              ------------ -------------- -------------- ---------- ----------

       Class A
       12/31/2005                                        $21.64      $ 0.19 (a)     $ 1.60 (a)    $  1.79    $(0.13)
       12/31/2004                                         17.80        0.17 (a)       4.25 (a)       4.42     (0.10)
       12/31/2003                                         14.41        0.15 (a)       3.62 (a)       3.77     (0.11)
       12/31/2002                                         16.64        0.16 (a)      (1.71)(a)     (1.55)     (0.07)
       12/31/2001                                         16.92        0.14 (a)       1.14 (a)       1.28     (0.08)
       12/31/2000                                         11.17        0.08 (a)           5.79       5.87     (0.04)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class B
       12/31/2005                                         21.48        0.14 (a)       1.59 (a)       1.73     (0.10)
       12/31/2004                                         17.70        0.12 (a)       4.22 (a)       4.34     (0.08)
       12/31/2003                                         14.35        0.11 (a)       3.60 (a)       3.71     (0.09)
       12/31/2002                                         16.62        0.13 (a)      (1.72)(a)     (1.59)     (0.07)
       04/03/2001 to 12/31/2001 (c)                       16.41        0.08 (a)       1.69 (a)       1.77     (0.08)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
     METLIFE AGGRESSIVE STRATEGY PORTFOLIO            ------------ -------------- -------------- ---------- ----------

       Class A
       5/01/2005-12/31/2005 (f)                          $10.27      $ 0.77 (a)     $ 0.79 (a)    $  1.56    $(0.11)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class B
       12/31/2005                                         10.69        0.20 (a)       0.91 (a)       1.11     (0.08)
       11/04/2004--12/31/2004 (e)                         10.00        0.08 (a)       0.64 (a)       0.72     (0.03)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
     METLIFE BALANCED STRATEGY PORTFOLIO              ------------ -------------- -------------- ---------- ----------

       Class A
       5/01/2005-12/31/2005 (f)                          $10.04      $ 0.56 (a)     $ 0.47 (a)    $  1.03    $(0.13)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class B
       12/31/2005                                         10.31        0.22 (a)       0.52 (a)       0.74     (0.11)
       11/04/2004--12/31/2004 (e)                         10.00        0.28 (a)       0.14 (a)       0.42     (0.11)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------


                                                      DISTRIBUTIONS
                                                      FROM NET
                                                      REALIZED
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: CAPITAL GAINS
     LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO       -------------

       Class A
       12/31/2005                                        $(0.74)
       12/31/2004                                             --
       12/31/2003                                             --
       12/31/2002                                             --
       05/01/2001 to 12/31/2001 (d)                           --
-------------------------------------                 -------------

       Class B
       12/31/2005                                         (0.74)
       12/31/2004                                             --
       12/31/2003                                             --
       12/31/2002                                             --
       02/12/2001 to 12/31/2001 (b)                           --
-------------------------------------                 -------------
     LORD ABBETT MID-CAP VALUE PORTFOLIO              -------------

       Class A
       12/31/2005                                        $(0.83)
       12/31/2004                                         (0.48)
       12/31/2003                                         (0.27)
       12/31/2002                                         (0.61)
       12/31/2001                                         (1.48)
       12/31/2000                                         (0.08)
-------------------------------------                 -------------

       Class B
       12/31/2005                                         (0.83)
       12/31/2004                                         (0.48)
       12/31/2003                                         (0.27)
       12/31/2002                                         (0.61)
       04/03/2001 to 12/31/2001 (c)                       (1.48)
-------------------------------------                 -------------
     METLIFE AGGRESSIVE STRATEGY PORTFOLIO            -------------

       Class A
       5/01/2005-12/31/2005 (f)                          $(0.04)
-------------------------------------                 -------------

       Class B
       12/31/2005                                         (0.04)
       11/04/2004--12/31/2004 (e)                             --
-------------------------------------                 -------------
     METLIFE BALANCED STRATEGY PORTFOLIO              -------------

       Class A
       5/01/2005-12/31/2005 (f)                          $(0.02)
-------------------------------------                 -------------

       Class B
       12/31/2005                                         (0.02)
       11/04/2004--12/31/2004 (e)                             --
-------------------------------------                 -------------

* Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--02/12/2001.
(c) Commencement of operations--04/03/2001.
(d) Commencement of operations--05/01/2001.
(e) Commencement of operations--11/04/2004.
(f) Commencement of operations--05/01/2005.
(g) Excludes effect of Deferred Expense Reimbursement--See note 3 of financial statements.
(h) For the period ended 12/31/04, the portfolio turnover calculation is zero, due to no sales activity.

                       See notes to financial statements

                                                                RATIO OF
                                                                EXPENSES TO  RATIO OF      RATIO OF NET
                                                    RATIO OF    AVERAGE NET  EXPENSES TO   INVESTMENT
              NET ASSET              NET ASSETS END EXPENSES TO ASSETS AFTER AVERAGE NET   INCOME (LOSS)
TOTAL         VALUE END              OF PERIOD      AVERAGE NET BROKER       ASSETS BEFORE TO AVERAGE NET PORTFOLIO
DISTRIBUTIONS OF PERIOD TOTAL RETURN (IN MILLIONS)  ASSETS**    REBATES**    REIMBURSEMENT ASSETS         TURNOVER RATE
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $(0.74)     $10.19       4.71%       $   21.5       0.90%         N/A          0.99%       (0.35)%        103.9%
        --      10.43       12.76           26.5        0.90         N/A           0.95        (0.43)          99.5
        --       9.24       36.43           27.6        0.90         N/A           1.04        (0.57)         119.0
        --       6.78     (24.25)            3.8        0.85         N/A           1.69        (0.52)          89.6
        --       8.95      (6.58)            0.9       0.85*         N/A          5.19*       (0.54)*          89.1
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.74)      10.04        4.58           40.9        1.15         N/A           1.24        (0.58)         103.9
        --      10.30       12.45           36.0        1.15         N/A           1.20        (0.66)          99.5
        --       9.16       35.70           27.6        1.14         N/A           1.39        (0.83)         119.0
        --       6.75     (24.41)           13.7        1.10         N/A           1.98        (0.77)          89.6
        --       8.93     (10.70)            8.4       1.10*         N/A          5.44*       (0.78)*          89.1
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $(0.96)     $22.47       8.28%       $  113.3       0.76%         N/A          0.76%         0.86%         26.2%
    (0.58)      21.64       24.82          125.1        0.78         N/A            N/A          0.86          19.7
    (0.38)      17.80       26.15           90.8        0.83         N/A        0.82(g)          0.98          18.8
    (0.68)      14.41      (9.31)           74.0        0.89       0.89%           0.90          1.04          29.0
    (1.56)      16.64        8.10           75.1        0.92         N/A           0.94          0.86          40.0
    (0.12)      16.92       52.87           60.0        1.26         N/A            N/A          0.79          66.4
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.93)      22.28        8.05          229.0        1.01         N/A           1.02          0.62          26.2
    (0.56)      21.48       24.50          179.1        1.03         N/A            N/A          0.60          19.7
    (0.36)      17.70       25.87          100.0        1.08         N/A        1.06(g)          0.73          18.8
    (0.68)      14.35      (9.58)           51.6        1.14        1.14           1.16          0.83          29.0
    (1.56)      16.62       11.33           16.9       1.15*         N/A          1.17*         0.68*          40.0
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $(0.15)     $11.68      15.12%       $    0.1      0.12%*         N/A         0.12%*        1.08%*         18.3%
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.12)      11.68       10.38          661.7        0.35         N/A           0.37          1.80          18.3
    (0.03)      10.69        7.15          304.5       0.35*         N/A          0.52*         4.77*           0.0(h)
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $(0.15)     $10.92      10.21%       $    0.2      0.03%*         N/A         0.03%*        7.70%*         17.3%
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.13)      10.92        7.12        3,529.8        0.31         N/A           0.31          2.12          17.3
    (0.11)      10.31        4.19        1,561.2       0.35*         N/A          0.38*        17.21*           0.0(h)
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS

                                                      NET ASSET                   NET REALIZED/             DIVIDENDS
                                                      VALUE                       UNREALIZED     TOTAL FROM FROM NET
                                                      BEGINNING OF NET INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: PERIOD       INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME
        METLIFE DEFENSIVE STRATEGY PORTFOLIO          ------------ -------------- -------------- ---------- ----------

          Class A
          5/01/2005-12/31/2005 (f)                       $ 9.82     $  0.17 (a)     $ 0.43 (a)    $  0.60    $(0.11)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

          Class B
          12/31/2005                                       9.95        0.19 (a)       0.26 (a)       0.45     (0.09)
          11/04/2004--12/31/2004 (e)                      10.00        0.42 (a)      (0.29)(a)       0.13     (0.18)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
        METLIFE GROWTH STRATEGY PORTFOLIO             ------------ -------------- -------------- ---------- ----------

          Class A
          5/01/2005-12/31/2005 (f)                       $10.19     $  0.90 (a)     $ 0.44 (a)    $  1.34    $(0.12)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

          Class B
          12/31/2005                                      10.56        0.22 (a)       0.74 (a)       0.96     (0.10)
          11/04/2004--12/31/2004 (e)                      10.00        0.19 (a)       0.44 (a)       0.63     (0.07)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
        METLIFE MODERATE STRATEGY PORTFOLIO           ------------ -------------- -------------- ---------- ----------

          Class A
          5/01/2005-12/31/2005 (f)                       $ 9.91     $  1.25 (a)     $(0.44)(a)    $  0.81    $(0.13)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

          Class B
          12/31/2005                                      10.11        0.22 (a)       0.37 (a)       0.59     (0.11)
          11/04/2004--12/31/2004 (e)                      10.00        0.36 (a)      (0.11)(a)       0.25     (0.14)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
        MFS RESEARCH INTERNATIONAL PORTFOLIO          ------------ -------------- -------------- ---------- ----------

          Class A
          12/31/2005                                     $11.72     $  0.14 (a)     $ 1.83 (a)    $  1.97    $(0.07)
          12/31/2004                                       9.81       0.08  (a)       1.85 (a)       1.93         --
          12/31/2003                                       7.49       0.06  (a)       2.34 (a)       2.40     (0.08)
          12/31/2002                                       8.48       0.06  (a)      (1.04)(a)     (0.98)     (0.01)
          05/01/2001 to 12/31/2001 (c)                     9.55      (0.01) (a)      (1.04)(a)     (1.05)     (0.02)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

          Class B
          12/31/2005                                      11.68        0.11 (a)       1.81 (a)       1.92     (0.04)
          12/31/2004                                       9.79       0.05  (a)       1.86 (a)       1.91         --
          12/31/2003                                       7.47       0.05  (a)       2.33 (a)       2.38     (0.06)
          12/31/2002                                       8.48       0.03  (a)      (1.03)(a)     (1.00)     (0.01)
          02/12/2001 to 12/31/2001 (b)                    10.00       0.01  (a)      (1.52)(a)     (1.51)     (0.01)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

          Class E
          12/31/2005                                      11.70        0.13 (a)       1.81 (a)       1.94     (0.06)
          12/31/2004                                       9.80       0.07  (a)       1.85 (a)       1.92         --
          12/31/2003                                       7.48       0.05  (a)       2.34 (a)       2.39     (0.07)
          12/31/2002                                       8.48       0.03  (a)      (1.02)(a)     (0.99)     (0.01)
          10/31/2001 to 12/31/2001 (d)                     8.15      (0.01) (a)       0.35 (a)       0.34     (0.01)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

                                                      DISTRIBUTIONS
                                                      FROM NET
                                                      REALIZED
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: CAPITAL GAINS
        METLIFE DEFENSIVE STRATEGY PORTFOLIO          -------------

          Class A
          5/01/2005-12/31/2005 (f)                       $(0.02)
-------------------------------------                 -------------

          Class B
          12/31/2005                                     $(0.02)
          11/04/2004--12/31/2004 (e)                          --
-------------------------------------                 -------------
        METLIFE GROWTH STRATEGY PORTFOLIO             -------------

          Class A
          5/01/2005-12/31/2005 (f)                       $(0.02)
-------------------------------------                 -------------

          Class B
          12/31/2005                                      (0.02)
          11/04/2004--12/31/2004 (e)                          --
-------------------------------------                 -------------
        METLIFE MODERATE STRATEGY PORTFOLIO           -------------

          Class A
          5/01/2005-12/31/2005 (f)                       $(0.02)
-------------------------------------                 -------------

          Class B
          12/31/2005                                      (0.02)
          11/04/2004--12/31/2004 (e)                          --
-------------------------------------                 -------------
        MFS RESEARCH INTERNATIONAL PORTFOLIO          -------------

          Class A
          12/31/2005                                     $(0.62)
          12/31/2004                                      (0.02)
          12/31/2003                                          --
          12/31/2002                                          --
          05/01/2001 to 12/31/2001 (c)                        --
-------------------------------------                 -------------

          Class B
          12/31/2005                                      (0.62)
          12/31/2004                                      (0.02)
          12/31/2003                                          --
          12/31/2002                                          --
          02/12/2001 to 12/31/2001 (b)                        --
-------------------------------------                 -------------

          Class E
          12/31/2005                                      (0.62)
          12/31/2004                                      (0.02)
          12/31/2003                                          --
          12/31/2002                                          --
          10/31/2001 to 12/31/2001 (d)                        --
-------------------------------------                 -------------

* Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--02/12/2001.
(c) Commencement of operations--05/01/2001.
(d) Commencement of operations--10/31/2001.
(e) Commencement of operations--11/04/2004.
(f) Commencement of operations--05/01/2005.
(g) Excludes effect of Deferred Expense Reimbursement--See note 3 of financial statements.
(h) For the period ended 12/31/04, the portfolio turnover calculation is zero, due to no sales activity.

                       See notes to financial statements

                                                                RATIO OF
                                                                EXPENSES TO  RATIO OF      RATIO OF NET
                                                    RATIO OF    AVERAGE NET  EXPENSES TO   INVESTMENT
              NET ASSET              NET ASSETS END EXPENSES TO ASSETS AFTER AVERAGE NET   INCOME (LOSS)
TOTAL         VALUE END              OF PERIOD      AVERAGE NET BROKER       ASSETS BEFORE TO AVERAGE NET PORTFOLIO
DISTRIBUTIONS OF PERIOD TOTAL RETURN (IN MILLIONS)  ASSETS**    REBATES **   REIMBURSEMENT ASSETS         TURNOVER RATE
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $(0.13)     $10.29       6.07%       $     --      0.12%*         N/A       0.12%*          2.53%*          36.1%
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.11)      10.29        4.48          356.1        0.35         N/A           0.40          1.90          36.1
    (0.18)       9.95        1.34          129.8       0.35*         N/A          0.71*        26.11*           0.0(h)
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $(0.14)     $11.39      13.20%       $    1.2      0.04%*         N/A         0.04%*       11.87%*          15.1%
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.12)      11.40        9.12        3,206.2        0.31         N/A           0.31          2.03          15.1
    (0.07)      10.56        6.30        1,379.4       0.35*         N/A          0.39*        11.59*           0.0(h)
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $(0.15)     $10.57      8.16 %       $    0.3      0.09%*         N/A         0.09%*       17.59%*          22.6%
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.13)      10.57        5.81        1,170.1        0.35         N/A           0.35          2.14          22.6
    (0.14)      10.11        2.55          500.3       0.35*         N/A          0.45*        22.53*           0.0(h)
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $(0.69)     $13.00      16.77%       $  624.2       0.93%         N/A       0.93%(g)         1.18%         84.5%
    (0.02)      11.72       19.72          304.0        1.06         N/A        0.94(g)          0.75          98.5
    (0.08)       9.81       32.20           67.3        1.09       1.09%           1.11          0.68          99.0
    (0.01)       7.49     (11.52)            9.4        1.00        1.00           1.86          0.73         114.1
    (0.02)       8.48     (11.04)            3.7       1.00*        N/A*          5.08*       (0.01)*         133.6
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.66)      12.94       16.42          443.5        1.19         N/A        1.19(g)          0.90          84.5
    (0.02)      11.68       19.56          396.0        1.32         N/A        1.18(g)          0.47          98.5
    (0.06)       9.79       32.04          186.0        1.33        1.33           1.39          0.56          99.0
    (0.01)       7.47     (11.80)           67.1        1.25        1.25           2.07          0.34         114.1
    (0.01)       8.48     (15.14)           14.7       1.25*        N/A*          5.33*        0.13 *         133.6
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.68)      12.96       16.52           14.6        1.09         N/A        1.09(g)          1.07          84.5
    (0.02)      11.70       19.64           11.3        1.22         N/A        1.09(g)          0.72          98.5
    (0.07)       9.80       32.09            6.9        1.23        1.23           1.28          0.59          99.0
    (0.01)       7.48     (11.65)            1.8        1.15        1.15           1.82          0.34         114.1
    (0.01)       8.48        4.22             --       1.15*       N/A *          5.23*       (1.02)*         133.6
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS

                                                      NET ASSET                   NET REALIZED/             DIVIDENDS
                                                      VALUE                       UNREALIZED     TOTAL FROM FROM NET
                                                      BEGINNING OF NET INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: PERIOD       INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME
     NEUBERGER BERMAN REAL ESTATE PORTFOLIO           ------------ -------------- -------------- ---------- ----------

       Class A
       12/31/2005                                        $12.47      $0.30  (a)     $ 1.40 (a)    $  1.70    $    --
       05/01/2004 to 12/31/2004 (e)                       10.00       0.55  (a)       2.42 (a)       2.97     (0.22)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class B
       12/31/2005                                         12.47       0.26  (a)       1.40 (a)       1.66         --
       05/01/2004 to 12/31/2004 (e)                       10.00       0.26  (a)       2.69 (a)       2.95     (0.20)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class E
       12/31/2005                                         12.47       0.28  (a)       1.40 (a)       1.68         --
       05/01/2004 to 12/31/2004 (e)                       10.00       0.33  (a)       2.64 (a)       2.97     (0.22)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
     OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO       ------------ -------------- -------------- ---------- ----------

       Class A
       12/31/2005                                        $ 8.36      $0.03  (a)     $ 0.39 (a)    $  0.42    $(0.01)
       12/31/2004                                          8.33       0.07  (a)       0.47 (a)       0.54     (0.06)
       12/31/2003                                          6.47       0.01  (a)       1.85 (a)       1.86         --
       01/02/2002 to 12/31/2002 (c)                        8.57        0.01+(a)      (2.11)(a)     (2.10)      0.00+
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class B
       12/31/2005                                          8.31       0.01  (a)       0.38 (a)       0.39         --
       12/31/2004                                          8.29       0.06  (a)       0.46 (a)       0.52     (0.05)
       12/31/2003                                          6.45              --       1.84 (a)       1.84         --
       12/31/2002                                          8.57          --+(a)      (2.12)(a)     (2.12)      0.00+
       02/12/2001 to 12/31/2001 (b)                       10.00          --+(a)      (1.43)(a)     (1.43)        --+
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class E
       05/01/2005 to 12/31/2005 (f)                        7.97       0.01  (a)       0.79 (a)       0.80     (0.01)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
     PIMCO INFLATION PROTECTED BOND PORTFOLIO         ------------ -------------- -------------- ---------- ----------

       Class A
       12/31/2005                                        $10.64      $0.31  (a)     $(0.15)(a)    $  0.16    $    --
       12/31/2004                                         10.29       0.16  (a)       0.81 (a)       0.97     (0.11)
       05/01/2003 to 12/31/2003 (d)                       10.00       0.07  (a)       0.47 (a)       0.54     (0.04)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class B
       12/31/2005                                         10.63       0.27  (a)      (0.12)(a)       0.15         --
       12/31/2004                                         10.29       0.08  (a)       0.84 (a)       0.92     (0.07)
       05/01/2003 to 12/31/2003 (d)                       10.00       0.07  (a)       0.46 (a)       0.53     (0.03)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

                                                      DISTRIBUTIONS
                                                      FROM NET
                                                      REALIZED
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: CAPITAL GAINS
     NEUBERGER BERMAN REAL ESTATE PORTFOLIO           -------------

       Class A
       12/31/2005                                        $(0.02)
       05/01/2004 to 12/31/2004 (e)                       (0.28)
-------------------------------------                 -------------

       Class B
       12/31/2005                                         (0.02)
       05/01/2004 to 12/31/2004 (e)                       (0.28)
-------------------------------------                 -------------

       Class E
       12/31/2005                                         (0.02)
       05/01/2004 to 12/31/2004 (e)                       (0.28)
-------------------------------------                 -------------
     OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO       -------------

       Class A
       12/31/2005                                        $(0.08)
       12/31/2004                                         (0.45)
       12/31/2003                                             --
       01/02/2002 to 12/31/2002 (c)                           --
-------------------------------------                 -------------

       Class B
       12/31/2005                                         (0.08)
       12/31/2004                                         (0.45)
       12/31/2003                                             --
       12/31/2002                                             --
       02/12/2001 to 12/31/2001 (b)                           --
-------------------------------------                 -------------

       Class E
       05/01/2005 to 12/31/2005 (f)                       (0.08)
-------------------------------------                 -------------
     PIMCO INFLATION PROTECTED BOND PORTFOLIO         -------------

       Class A
       12/31/2005                                        $(0.02)
       12/31/2004                                         (0.51)
       05/01/2003 to 12/31/2003 (d)                       (0.21)
-------------------------------------                 -------------

       Class B
       12/31/2005                                         (0.02)
       12/31/2004                                         (0.51)
       05/01/2003 to 12/31/2003 (d)                       (0.21)
-------------------------------------                 -------------

* Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--02/12/2001.
(c) Commencement of operations--01/02/2002.
(d) Commencement of operations--05/01/2003.
(e) Commencement of operations--05/01/2004.
(f) Commencement of operations--05/01/2005.
(g) Excludes the effect of Deferred Expense Reimbursement--See note 3 of financial statements.

                       See notes to financial statements

                                                                RATIO OF
                                                                EXPENSES TO  RATIO OF      RATIO OF NET
                                                    RATIO OF    AVERAGE NET  EXPENSES TO   INVESTMENT
              NET ASSET              NET ASSETS END EXPENSES TO ASSETS AFTER AVERAGE NET   INCOME (LOSS)
TOTAL         VALUE END              OF PERIOD      AVERAGE NET BROKER       ASSETS BEFORE TO AVERAGE NET PORTFOLIO
DISTRIBUTIONS OF PERIOD TOTAL RETURN (IN MILLIONS)  ASSETS**    REBATES**    REIMBURSEMENT ASSETS         TURNOVER RATE
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $(0.02)     $14.15      13.61%        $204.1        0.69%         N/A           0.70%        2.27%          13.5%
    (0.50)      12.47       29.73          77.1        0.84*         N/A           0.84*        6.76*           52.3
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.02)      14.11       13.29         316.4         0.94         N/A            0.95         2.00           13.5
    (0.48)      12.47       29.55         167.2        0.98*         N/A           0.98*        3.45*           52.3
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.02)      14.13       13.45          51.3         0.84         N/A            0.84         2.14           13.5
    (0.50)      12.47       29.69          20.9        0.91*         N/A           0.91*        4.19*           52.3
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $(0.09)     $ 8.69      4.99 %        $664.2        0.69%         N/A        0.64%(g)        0.42%          72.4%
    (0.51)       8.36        6.70         298.0         0.68         N/A       0.69  (g)         0.90           65.3
        --       8.33       28.75           0.2         0.72       0.72%       0.75  (g)         0.07           36.6
      0.00       6.47     (24.47)           0.7         0.75         N/A            0.99         0.17           20.6
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.08)       8.62        4.71         501.8         0.94         N/A       0.89  (g)         0.18           72.4
    (0.50)       8.31        6.40         634.6         0.95         N/A       0.91  (g)        0.67*           65.3
        --       8.29       28.53         551.0         0.99        0.99       0.98  (g)       (0.03)           36.6
      0.00       6.45     (24.73)         122.4         1.00         N/A            1.22       (0.02)           20.6
        --       8.57     (14.27)          26.9        1.00*         N/A           3.21*        0.04*           29.7
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.09)       8.68       10.01           0.9        0.83*         N/A      0.80  (g)*        0.15*           72.4
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $(0.02)     $10.78       1.48%        $585.8        0.55%         N/A             N/A        2.85%       1,228.7%
    (0.62)      10.64        9.41         331.3         0.62         N/A             N/A         1.39        1,173.9
    (0.25)      10.29        5.47           1.1        0.70*         N/A           0.74*        0.72*          935.0
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.02)      10.76        1.39         385.4         0.80         N/A             N/A         2.52        1,228.7
    (0.58)      10.63        8.99         502.3         0.81         N/A             N/A         0.73        1,173.9
    (0.24)      10.29        5.35         366.2        0.84*         N/A           0.84*        0.64*          935.0
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS



                                                      NET ASSET                   NET REALIZED/             DIVIDENDS
                                                      VALUE                       UNREALIZED     TOTAL FROM FROM NET
                                                      BEGINNING OF NET INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: PERIOD       INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME
     PIMCO TOTAL RETURN PORTFOLIO                     ------------ -------------- -------------- ---------- ----------

       Class A
       12/31/2005                                        $11.40      $  0.40(a)     $(0.12)(a)    $  0.28    $(0.01)
       12/31/2004                                         11.61         0.20(a)       0.40 (a)       0.60     (0.81)
       12/31/2003                                         11.34         0.28(a)       0.23 (a)       0.51     (0.13)
       12/31/2002                                         10.35         0.33(a)       0.66 (a)       0.99         --
       05/01/2001 to 12/31/2001 (d)                       10.03         0.27(a)       0.40 (a)       0.67     (0.20)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class B
       12/31/2005                                         11.32         0.37(a)      (0.12)(a)       0.25         --
       12/31/2004                                         11.54         0.19(a)       0.38 (a)       0.57     (0.79)
       12/31/2003                                         11.29         0.24(a)       0.25 (a)       0.49     (0.13)
       12/31/2002                                         10.33         0.31(a)       0.65 (a)       0.96         --
       02/12/2001 to 12/31/2001 (b)                       10.00         0.32(a)       0.34 (a)       0.66     (0.18)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class E
       12/31/2005                                         11.34         0.39(a)      (0.13)(a)       0.26         --
       12/31/2004                                         11.56         0.21(a)       0.37 (a)       0.58     (0.80)
       12/31/2003                                         11.30         0.23(a)       0.27 (a)       0.50     (0.13)
       12/31/2002                                         10.33         0.33(a)       0.64 (a)       0.97         --
       10/31/2001 to 12/31/2001 (e)                       10.65         0.07(a)      (0.26)(a)     (0.19)     (0.09)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
     MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO       ------------ -------------- -------------- ---------- ----------

       Class A
       12/31/2005                                        $14.13      $ 0.04 (a)     $ 1.38 (a)    $  1.42    $(0.04)
       12/31/2004                                         11.92        0.04 (a)       2.17 (a)       2.21         --
       12/31/2003                                          9.26        0.01 (a)       2.65 (a)       2.66         --
       12/31/2002                                         11.74          --+(a)      (2.47)(a)     (2.47)     (0.01)
       12/31/2001                                         14.82        0.02 (a)      (1.22)(a)     (1.20)     (0.02)
       12/31/2000                                         17.27        0.02 (a)         (1.78)     (1.76)        --+
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class B
       12/31/2005                                         14.01        0.01 (a)       1.36 (a)       1.37     (0.02)
       12/31/2004                                         11.84        0.01 (a)       2.16 (a)       2.17         --
       12/31/2003                                          9.23       (2.00)(a)       4.61 (a)       2.61         --
       12/31/2002                                         11.72       (0.02)(a)      (2.46)(a)     (2.48)     (0.01)
       04/03/2001 to 12/31/2001 (c)                       12.25          --+(a)       1.35 (a)       1.35     (0.02)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
     RCM GLOBAL TECHNOLOGY PORTFOLIO                  ------------ -------------- -------------- ---------- ----------

       Class A
       12/31/2005                                        $ 4.62      $(0.03)(a)     $ 0.56 (a)    $  0.53    $    --
       12/31/2004                                          4.83       (0.02)(a)      (0.19)(a)     (0.21)         --
       12/31/2003                                          3.06       (0.04)(a)       1.81 (a)       1.77         --
       12/31/2002                                          6.18       (0.04)(a)      (3.08)(a)     (3.12)         --
       05/01/2001 to 12/31/2001 (d)                        8.06       (0.04)(a)      (1.84)(a)     (1.88)         --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class B
       12/31/2005                                          4.58       (0.04)(a)       0.55 (a)       0.51         --
       12/31/2004                                          4.79       (0.02)(a)      (0.19)(a)     (0.21)         --
       12/31/2003                                          3.04       (0.05)(a)       1.80 (a)       1.75         --
       12/31/2002                                          6.16       (0.04)(a)      (3.08)(a)     (3.12)         --
       02/12/2001 to 12/31/2001 (b)                       10.00       (0.06)(a)      (3.78)(a)     (3.84)         --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class E
       12/31/2005                                          4.59       (0.04)(a)       0.56 (a)       0.52         --
       12/31/2004                                          4.80       (0.02)(a)      (0.19)(a)     (0.21)         --
       12/31/2003                                          3.05       (0.05)(a)       1.80 (a)       1.75         --
       12/31/2002                                          6.17       (0.03)(a)      (3.09)(a)     (3.12)         --
       10/31/2001 to 12/31/2001 (e)                        5.24       (0.01)(a)       0.94 (a)       0.93         --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------


                                                      DISTRIBUTIONS
                                                      FROM NET
                                                      REALIZED
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: CAPITAL GAINS
     PIMCO TOTAL RETURN PORTFOLIO                     -------------

       Class A
       12/31/2005                                        $(0.07)
       12/31/2004                                             --
       12/31/2003                                         (0.11)
       12/31/2002                                             --
       05/01/2001 to 12/31/2001 (d)                       (0.15)
-------------------------------------                 -------------

       Class B
       12/31/2005                                         (0.07)
       12/31/2004                                             --
       12/31/2003                                         (0.11)
       12/31/2002                                             --
       02/12/2001 to 12/31/2001 (b)                       (0.15)
-------------------------------------                 -------------

       Class E
       12/31/2005                                         (0.07)
       12/31/2004                                             --
       12/31/2003                                         (0.11)
       12/31/2002                                             --
       10/31/2001 to 12/31/2001 (e)                       (0.04)
-------------------------------------                 -------------
     MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO       -------------

       Class A
       12/31/2005
       12/31/2004                                             --
       12/31/2003                                             --
       12/31/2002                                             --
       12/31/2001                                         (1.86)
       12/31/2000                                         (0.69)
-------------------------------------                 -------------

       Class B
       12/31/2005                                             --
       12/31/2004                                             --
       12/31/2003                                             --
       12/31/2002                                             --
       04/03/2001 to 12/31/2001 (c)                       (1.86)
-------------------------------------                 -------------
     RCM GLOBAL TECHNOLOGY PORTFOLIO                  -------------

       Class A
       12/31/2005                                        $(0.04)
       12/31/2004                                            --+
       12/31/2003                                             --
       12/31/2002                                             --
       05/01/2001 to 12/31/2001 (d)                           --
-------------------------------------                 -------------

       Class B
       12/31/2005                                         (0.04)
       12/31/2004                                            --+
       12/31/2003                                             --
       12/31/2002                                             --
       02/12/2001 to 12/31/2001 (b)                           --
-------------------------------------                 -------------

       Class E
       12/31/2005                                         (0.04)
       12/31/2004                                            --+
       12/31/2003                                             --
       12/31/2002                                             --
       10/31/2001 to 12/31/2001 (e)                           --
-------------------------------------                 -------------

* Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--02/12/2001.
(c) Commencement of operations--04/03/2001.
(d) Commencement of operations--05/01/2001.
(e) Commencement of operations--10/31/2001.
(f) Excludes effect of Deferred Expense Reimbursement--See note 3 of financial statements.

                       See notes to financial statements

                                                                RATIO OF
                                                                EXPENSES TO  RATIO OF      RATIO OF NET
                                                    RATIO OF    AVERAGE NET  EXPENSES TO   INVESTMENT
              NET ASSET              NET ASSETS END EXPENSES TO ASSETS AFTER AVERAGE NET   INCOME (LOSS)
TOTAL         VALUE END              OF PERIOD      AVERAGE NET BROKER       ASSETS BEFORE TO AVERAGE NET PORTFOLIO
DISTRIBUTIONS OF PERIOD TOTAL RETURN (IN MILLIONS)  ASSETS**    REBATES **   REIMBURSEMENT ASSETS         TURNOVER RATE
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $(0.08)     $11.60       2.46%       $  912.6       0.57%         N/A          0.57%         3.42%        344.2%
    (0.81)      11.40        5.25          578.0        0.57         N/A            N/A          1.69         416.0
    (0.24)      11.61        4.53          194.5        0.59         N/A        0.57(f)          2.43         547.1
        --      11.34        9.57          155.0        0.65         N/A        0.64(f)          3.06         474.4
    (0.35)      10.35        6.68           59.1       0.65*         N/A          1.15*         3.76*         346.0
--------      --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.07)      11.50        2.25        1,107.7        0.82         N/A           0.82          3.13         344.2
    (0.79)      11.32        4.98        1,028.5        0.81         N/A            N/A          1.66         416.0
    (0.24)      11.54        4.53          893.8        0.83         N/A        0.82(f)          2.07         547.1
        --      11.29        9.29          427.7        0.90         N/A        0.90(f)          2.85         474.4
    (0.33)      10.33        6.68           46.2       0.90*         N/A          1.40*         3.48*         346.0
--------      --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.07)      11.53        2.33          146.6        0.72         N/A           0.72          3.24         344.2
    (0.80)      11.34        5.06          146.6        0.71         N/A            N/A          1.76         416.0
    (0.24)      11.56        4.44          119.3        0.73         N/A        0.71(f)          2.02         547.1
        --      11.30        9.39           29.2        0.80         N/A        0.80(f)          3.00         474.4
    (0.13)      10.33      (1.81)            0.1       0.80*         N/A          1.30*         3.71*         346.0
--------      --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $(0.04)     $15.51      10.08%       $   39.5       1.22%         N/A          1.22%         0.29%         88.3%
        --      14.13       18.54           46.9        1.19         N/A            N/A          0.34          84.5
        --      11.92       28.73           50.0        1.25       1.25%            N/A          0.08         231.2
    (0.01)       9.26     (21.05)           47.1        1.20        1.20            N/A          0.01          77.6
    (1.88)      11.74      (8.42)           76.8        1.09         N/A            N/A          0.14          79.9
    (0.69)      14.82     (10.55)           97.9        1.03         N/A            N/A          0.17         107.1
--------      --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.02)      15.36        9.79            5.3        1.47         N/A           1.47          0.05          88.3
        --      14.01       18.33            4.0        1.45         N/A            N/A          0.12          84.5
        --      11.84       28.28            2.9        1.50        1.50            N/A        (0.20)         231.2
    (0.01)       9.23     (21.19)            2.1        1.47        1.47            N/A        (0.23)          77.6
    (1.88)      11.72       10.61            0.9       1.40*         N/A            N/A       (0.10)*          79.9
--------      --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $(0.04)     $ 5.11     11.35 %       $  129.3       1.10%         N/A          1.19%       (0.69)%        290.7%
        --       4.62      (4.28)           81.8        0.96         N/A            N/A        (0.45)         173.0
        --       4.83       57.84           47.2        1.10       1.04%           1.26        (0.89)         313.0
        --       3.06     (50.49)           13.0        1.10        1.04           1.73        (0.90)         227.2
        --       6.18     (23.33)           16.1       1.10*         N/A          3.97*       (0.90)*         346.9
--------      --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.04)       5.05       11.01           86.5        1.35         N/A           1.44        (0.95)         290.7
        --       4.58      (4.31)          100.2        1.21         N/A            N/A        (0.57)         173.0
        --       4.79       57.57           64.8        1.35        1.29           1.52        (1.14)         313.0
        --       3.04     (50.65)           15.2        1.35        1.27           1.96        (1.13)         227.2
        --       6.16     (38.40)            9.6       1.35*         N/A          4.21*       (1.01)*         346.9
--------      --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.04)       5.07       11.21           18.6        1.25         N/A           1.34        (0.85)         290.7
        --       4.59      (4.30)           20.3        1.10         N/A            N/A        (0.55)         173.0
        --       4.80       57.88           15.5        1.25        1.22           1.37        (1.07)         313.0
        --       3.05     (50.57)            1.2        1.25        1.12           1.83        (0.97)         227.2
        --       6.17       17.75             --       1.25*         N/A          4.11*       (1.18)*         346.9
--------      --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS

                                                      NET ASSET                NET REALIZED/             DIVIDENDS  DISTRIBUTIONS
                                                      VALUE                    UNREALIZED     TOTAL FROM FROM NET   FROM NET
                                                      BEGINNING NET INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT REALIZED
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: OF PERIOD INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME     CAPITAL GAINS
       THIRD AVENUE SMALL CAP VALUE PORTFOLIO         --------- -------------- -------------- ---------- ---------- -------------

         Class A
         12/31/2005                                    $14.38     $ 0.14 (a)     $ 2.13 (a)    $  2.27    $    --      $(0.04)
         12/31/2004                                     11.62       0.16 (a)       2.96 (a)       3.12     (0.08)       (0.28)
         12/31/2003                                      8.29       0.05 (a)       3.39 (a)       3.44     (0.04)       (0.07)
         05/01/2002 to 12/31/2002 (e)                   10.00       0.04 (a)      (1.72)(a)     (1.68)     (0.02)       (0.01)
---------------------------------------               --------- -------------- -------------- ---------- ---------- -------------

         Class B
         12/31/2005                                     14.37       0.10 (a)       2.12 (a)       2.22         --       (0.04)
         12/31/2004                                     11.61       0.06 (a)       3.02 (a)       3.08     (0.04)       (0.28)
         12/31/2003                                      8.28       0.05 (a)       3.38 (a)       3.43     (0.03)       (0.07)
         05/01/2002 to 12/31/2002 (e)                   10.00       0.04 (a)      (1.73)(a)     (1.69)     (0.02)       (0.01)
---------------------------------------               --------- -------------- -------------- ---------- ---------- -------------
       T. ROWE PRICE MID-CAP GROWTH PORTFOLIO         --------- -------------- -------------- ---------- ---------- -------------

         Class A
         12/31/2005                                    $ 7.55     $(0.01)(a)     $ 1.13 (a)    $  1.12    $    --      $(0.18)
         12/31/2004                                      6.39      (0.03)(a)       1.19 (a)       1.16         --           --
         12/31/2003                                      4.66      (0.02)(a)       1.75 (a)       1.73         --           --
         12/31/2002                                      8.37      (0.02)(a)      (3.66)(a)     (3.68)         --       (0.03)
         05/01/2001 to 12/31/2001 (c)                    9.76      (0.02)(a)      (1.37)(a)     (1.39)         --           --
---------------------------------------               --------- -------------- -------------- ---------- ---------- -------------

         Class B
         12/31/2005                                      7.47      (0.03)(a)       1.12 (a)       1.09         --       (0.18)
         12/31/2004                                      6.34      (0.05)(a)       1.18 (a)       1.13         --           --
         12/31/2003                                      4.64      (0.04)(a)       1.74 (a)       1.70         --           --
         12/31/2002                                      8.34      (0.03)(a)      (3.64)(a)     (3.67)         --       (0.03)
         02/12/2001 to 12/31/2001 (b)                   10.00      (0.04)(a)      (1.62)(a)     (1.66)         --           --
---------------------------------------               --------- -------------- -------------- ---------- ---------- -------------

         Class E
         12/31/2005                                      7.50      (0.02)(a)       1.12 (a)       1.10         --       (0.18)
         12/31/2004                                      6.36      (0.04)(a)       1.18 (a)       1.14         --           --
         12/31/2003                                      4.65      (0.03)(a)       1.74 (a)       1.71         --           --
         12/31/2002                                      8.36      (0.02)(a)      (3.66)(a)     (3.68)         --       (0.03)
         10/31/2001 to 12/31/2001 (d)                    7.42      (0.01)(a)       0.95 (a)       0.94         --           --
---------------------------------------               --------- -------------- -------------- ---------- ---------- -------------
       TURNER MID-CAP GROWTH PORTFOLIO                --------- -------------- -------------- ---------- ---------- -------------

         Class A
         12/31/2005                                    $11.23     $(0.04)(a)     $ 1.35 (a)    $  1.31    $    --      $(0.41)
         05/01/2004 to 12/31/2004 (f)                   10.00      (0.03)(a)       1.26 (a)       1.23         --           --
---------------------------------------               --------- -------------- -------------- ---------- ---------- -------------

         Class B
         12/31/2005                                     11.22      (0.07)(a)       1.35 (a)       1.28         --       (0.41)
         05/01/2004 to 12/31/2004 (f)                   10.00      (0.05)(a)       1.27 (a)       1.22         --           --
---------------------------------------               --------- -------------- -------------- ---------- ---------- -------------
       VAN KAMPEN COMSTOCK PORTFOLIO                  --------- -------------- -------------- ---------- ---------- -------------

         Class A
         05/01/2005 to 12/31/2005 (g)                  $10.00     $ 0.14 (a)     $ 0.45 (a)    $  0.59    $(0.11)      $(0.08)
---------------------------------------               --------- -------------- -------------- ---------- ---------- -------------

         Class B
         05/01/2005 to 12/31/2005 (g)                   10.00       0.12 (a)       0.46 (a)       0.58     (0.11)       (0.08)
---------------------------------------               --------- -------------- -------------- ---------- ---------- -------------

* Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--02/12/2001.
(c) Commencement of operations--05/01/2001.
(d) Commencement of operations--10/31/2001.
(e) Commencement of operations--05/01/2002.
(f) Commencement of operations--05/01/2004.
(g) Commencement of operations--05/01/2005.
(h) Excludes effect of Deferred Expense Reimbursement--See note 3 of financial statements.

                       See notes to financial statements

                                                                RATIO OF
                                                                EXPENSES TO  RATIO OF      RATIO OF NET
                                                    RATIO OF    AVERAGE NET  EXPENSES TO   INVESTMENT
              NET ASSET              NET ASSETS END EXPENSES TO ASSETS AFTER AVERAGE NET   INCOME (LOSS)
TOTAL         VALUE END              OF PERIOD      AVERAGE NET BROKER       ASSETS BEFORE TO AVERAGE NET PORTFOLIO
DISTRIBUTIONS OF PERIOD TOTAL RETURN (IN MILLIONS)  ASSETS**    REBATES **   REIMBURSEMENT ASSETS         TURNOVER RATE
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $(0.04)     $16.61        15.82%      $476.8        0.81%         N/A          0.81%         0.94%         19.6%
    (0.36)      14.38         26.81       206.3         0.87         N/A            N/A          1.12          11.3
    (0.11)      11.62         41.52         6.2         0.93         N/A        0.92(h)          0.54          14.6
    (0.03)       8.29    (16.78)(d)         4.2        0.95*         N/A          2.07*         0.75*           8.0
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.04)      16.55         15.48       442.4         1.05         N/A           1.05          0.64          19.6
    (0.32)      14.37         26.50       435.5         1.07         N/A            N/A          0.46          11.3
    (0.10)      11.61         41.41       307.9         1.18         N/A        1.13(h)          0.49          14.6
    (0.03)       8.28       (16.90)        33.4        1.20*         N/A          1.69*         0.80*           8.0
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $(0.18)     $ 8.49        14.87%      $258.6        0.80%         N/A          0.81%       (0.08)%         23.0%
        --       7.55         18.15       145.7         0.90         N/A        0.83(h)        (0.41)          51.7
        --       6.39         37.12        34.8         0.91       0.83%        0.92(h)        (0.37)          56.5
    (0.03)       4.66       (44.00)        16.0         0.80        0.73           1.10        (0.34)         157.2
        --       8.37       (14.24)        13.5        0.80*        N/A*          2.35*       (0.35)*          86.3
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.18)       8.38         14.63       422.6         1.05         N/A           1.06        (0.34)          23.0
        --       7.47         17.82       345.0         1.16         N/A        1.07(h)        (0.69)          51.7
        --       6.34         36.64       307.7         1.18        1.12        1.16(h)        (0.64)          56.5
    (0.03)       4.64       (44.04)        62.6         1.05        0.96           1.41        (0.54)         157.2
        --       8.34       (16.60)        23.4        1.05*        N/A*          2.60*       (0.53)*          86.3
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.18)       8.42         14.70        25.4         0.95         N/A           0.96        (0.24)          23.0
        --       7.50         17.92        21.5         1.05         N/A        0.97(h)        (0.57)          51.7
        --       6.36         36.77        10.8         1.08       1.01%        1.06(h)        (0.54)          56.5
    (0.03)       4.65       (44.05)         2.1         0.95        0.84           1.34        (0.38)         157.2
        --       8.36         12.67          --        0.95*        N/A*          2.49*       (0.70)*          86.3
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $(0.41)     $12.13        11.61%      $168.7        0.85%         N/A          0.85%       (0.30)%        156.4%
        --      11.23         12.30        76.5        0.91*         N/A          0.91*       (0.42)*         101.7
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.41)      12.09         11.36        56.9         1.10         N/A           1.10        (0.58)         156.4
        --      11.22         12.20        79.7        1.10*         N/A          1.10*       (0.72)*         101.7
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $(0.19)     $10.40         5.93%      $880.4       0.68%*         N/A         0.68%*        2.02%*         75.7%
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.19)      10.39          5.75        58.8        0.93*         N/A          0.93*         1.71*          75.7
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers twenty-nine portfolios, thirteen of which are non-diversified (each, a "Portfolio" and collectively, the "Portfolios") each of which operates as a distinct investment vehicle of the Trust. The non-diversified Portfolios are Cyclical Growth and Income ETF Portfolio, Cyclical Growth ETF Portfolio, Janus Aggressive Growth Portfolio, Harris Oakmark International Portfolio, MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Strategy Portfolio, Neuberger Berman Real Estate Portfolio, PIMCO Inflation Protected Bond Portfolio, Third Avenue Small Cap Value Portfolio, and T. Rowe Price Mid-Cap Growth Portfolio. As of December 31, 2005, the Portfolios included in the Trust are as follows: Met/AIM Small Cap Growth Portfolio, Cyclical Growth ETF Portfolio (commenced operations 10/1/2005), Cyclical Growth and Income ETF Portfolio (commenced operations 10/1/2005), Goldman Sachs Mid-Cap Value Portfolio, Harris Oakmark International Portfolio, Janus Aggressive Growth Portfolio, Lazard Mid Cap Portfolio (formerly Met/AIM Mid Cap Core Equity Portfolio), Legg Mason Value Equity Portfolio (commenced operations 11/1/2005), Lord Abbett America's Value Portfolio, Lord Abbett Bond Debenture Portfolio, Lord Abbett Growth and Income Portfolio, Lord Abbett Growth Opportunities Portfolio, Lord Abbett Mid-Cap Value Portfolio, MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Strategy Portfolio, MFS Research International Portfolio, Neuberger Berman Real Estate Portfolio, Oppenheimer Capital Appreciation Portfolio, PIMCO Inflation Protected Bond Portfolio, PIMCO Total Return Portfolio, Met/Putnam Capital Opportunities Portfolio, RCM Global Technology Portfolio, Third Avenue Small Cap Value Portfolio, T. Rowe Price Mid-Cap Growth Portfolio, Turner Mid-Cap Growth Portfolio, and Van Kampen Comstock Portfolio (commenced operations 5/1/2005). Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by MetLife Investors Insurance Company, MetLife Investors Insurance Company of California, MetLife Investors USA Insurance Company, First MetLife Investors Insurance Company, Metropolitan Life Insurance Company, New England Life Insurance Company, General American Life Insurance Company, Travelers Life and Annuity Company, and Travelers Insurance Company.

The Trust currently offers three classes of shares: Class A Shares are offered by all Portfolios except Cyclical Growth ETF Portfolio, Cyclical Growth and Income ETF Portfolio and Lord Abbett America's Value Portfolio. Class B Shares are offered by all Portfolios. Class E Shares are offered by the Met/AIM Small Cap Growth Portfolio, Lazard Mid Cap Portfolio, Harris Oakmark International Portfolio, Janus Aggressive Growth Portfolio, Lord Abbett Bond Debenture Portfolio, MFS Research International Portfolio, Neuberger Berman Real Estate Portfolio, Oppenheimer Capital Appreciation Portfolio, PIMCO Total Return Portfolio, RCM Global Technology Portfolio and T. Rowe Price Mid-Cap Growth Portfolio. Shares of each Class of the Portfolios represent an equal pro rata interest in the Portfolios and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of each Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of each Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4.00:02 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a Nasdaq member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolios may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolios may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolios' calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005


2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

less than 60 days are valued at amortized cost, which approximates market value. The Portfolios may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board of Trustees. All securities and other assets of a Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer. The Trust is managed by Met Investors Advisory LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board of Trustees or the valuation committee, utilize the services of one or more pricing services available in valuating the assets of the Trust. The Manager will continuously monitor the performance of these services. Each Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance. Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolios may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolios segregate assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolios determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolios' policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolios intend to distribute substantially all of their taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolios' financial statements. It is also the Portfolios' policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

The Portfolios utilize the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2005, the accumulated capital loss carryforwards and expiration dates by the Portfolios were as follows:


                                 Expiring   Expiring    Expiring    Expiring   Expiring   Expiring   Expiring
Portfolio              Total    12/31/2007 12/31/2008  12/31/2009  12/31/2010 12/31/2011 12/31/2012 12/31/2013
---------           ----------- ---------- ----------- ----------- ---------- ---------- ---------- ----------

Janus Aggressive
  Growth Portfolio* $ 4,200,644 $       -- $        -- $ 3,018,263 $1,182,381 $       --    $--        $--

Lord Abbett Bond
  Debenture
  Portfolio**        14,747,966  7,709,423   4,311,256          --  2,727,287         --     --         --

Lord Abbett Growth
  and Income
  Portfolio***       51,459,419         --  13,596,178  28,690,142  9,173,099         --     --         --

Lord Abbett Growth
  Opportunities
  Portfolio****      11,576,401         --       3,616   1,332,584  4,499,968  5,740,233     --         --

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

                                Expiring   Expiring    Expiring    Expiring   Expiring   Expiring   Expiring
Portfolio             Total    12/31/2007 12/31/2008  12/31/2009  12/31/2010 12/31/2011 12/31/2012 12/31/2013
---------          ----------- ---------- ----------- ----------- ---------- ---------- ---------- -----------

MFS Research
  International
  Portfolio*****   $32,093,343    $--     $14,021,535 $11,694,451 $6,377,357    $--        $--     $        --

Oppenheimer
  Capital
  Appreciation
  Portfolio******      967,934     --              --          --    967,934     --         --              --

PIMCO Total Return
  Portfolio         10,972,894     --              --          --         --     --         --      10,972,894

RCM Global
  Technology
  Portfolio          7,390,624     --              --          --         --     --         --       7,390,624

*Janus Aggressive Growth Portfolio acquired losses of $7,266,413 in the merger with Janus Growth Portfolio on April 28th, 2003 which are subject to an annual limitation of $1,021,923.
** Lord Abbett Bond Debenture Portfolio acquired losses of $19,627,064 in the merger with Loomis High Yield Fund on April 26, 2002 which are subject to an annual limitation of $3,688,483.
*** Lord Abbett Growth and Income Portfolio acquired losses of $61,902,713 in the merger with J.P. Morgan Enhanced Index Portfolio on April 28th 2003 which are subject to an annual limitation of $5,221,647.
**** Lord Abbett Growth Opportunities acquired losses of $13,507,053 in the merger with Lord Abbett Developing Growth Portfolio on April 28th 2003 which are subject to an annual limitation of $771,861.
***** MFS Research International Portfolio acquired losses of $37,816,349 in the merger with J.P. Morgan International Equity Portfolio on April 28th 2003 which are subject to an annual limitation of $2,138,073.
****** Oppenheimer Capital Appreciation acquired losses of $2,062,652 in the merger with Met/Putnam Research Portfolio on November 19, 2004 which are subject to a limitation of $547,359.

E. DISTRIBUTION OF INCOME AND GAINS - Each Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. FUTURES CONTRACTS - A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or as a temporary substitute for purchasing or selling specific securities.

Upon entering into a futures contract, the Portfolios (except for the Third Avenue Small Cap Value Portfolio and Turner Mid-Cap Growth Portfolio which do not enter into futures contracts) are required to make initial margin deposits with the broker or segregate liquid investments to satisfy the broker's margin requirements. Initial margin deposits are recorded as assets and held in a segregated account at the custodian. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" the contract on a daily basis to reflect the value of the contract's settlement price at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities to the broker depending upon whether unrealized gains or losses, respectively, are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and its basis in the contract.

Risks of entering into futures contracts include the possibility that there may be an illiquid market and that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

G. OPTIONS CONTRACTS - A purchased option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Portfolios (except for the Third Avenue Small Cap Value Portfolio and Turner Mid-Cap Growth Portfolio) to provide the return of an index without purchasing all of the securities underlying the index or as a substitute for purchasing or selling specific securities.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

The premium received for a written option is recorded as a liability. The liability is marked-to-market daily based on the option's quoted market price. When an option expires or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the

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                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the underlying security purchased.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Portfolio may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. This loss can be greater than premium received. In addition, the Portfolio could be exposed to risks if the counterparties to the transactions are unable to meet the terms of the contracts.

H. FORWARD FOREIGN CURRENCY CONTRACTS - Met/AIM Small Cap Growth Portfolio, Goldman Sachs Mid-Cap Value Portfolio, Harris Oakmark International Portfolio, Janus Aggressive Growth Portfolio, Lazard Mid Cap Portfolio, Lord Abbett America's Value Portfolio, MFS Research International Portfolio, Neuberger Berman Real Estate Portfolio, Oppenheimer Capital Appreciation Portfolio, PIMCO Inflation Protected Bond Portfolio, PIMCO Total Return Portfolio, Met/Putnam Capital Opportunities Portfolio, RCM Global Technology Portfolio, Third Avenue Small Cap Value Portfolio and T. Rowe Price Mid-Cap Growth Portfolio may enter into forward foreign currency contracts to hedge their portfolio holdings against future movements in certain foreign currency exchange rates. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

I. SECURITIES LENDING - The Portfolios may lend their securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the Agent), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio.

J. FOREIGN CURRENCY TRANSLATION - The books and records of the Portfolios' are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolios do not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held, and from changes in the contract value of forward foreign currency contracts.

K. SHORT SALES - The Met/AIM Small Cap Growth, Janus Aggressive Growth, Lazard Mid Cap, Lord Abbett America's Value, MFS Research International, PIMCO Inflation Protected Bond, PIMCO Total Return, Met/Putnam Capital Opportunities, RCM Global Technology and T. Rowe Price Mid-Cap Growth Portfolios may enter into a "short sale" of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without

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

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box," may be entered into by each Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.


The PIMCO Total Return and PIMCO Inflation Protected Bond Portfolios may also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its custodian, or earmark, cash or other liquid assets at such a level that (i) the amount segregated, or earmark, plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio's net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

L. SWAP AGREEMENTS - The Lord Abbett America's Value Portfolio, Lord Abbett Bond Debenture Portfolio, Lord Abbett Growth and Income Portfolio, Lord Abbett Growth Opportunities Portfolio, Lord Abbett Mid-Cap Value Portfolio, PIMCO Inflation Protected Bond Portfolio, PIMCO Total Return Portfolio and RCM Global Technology Portfolio may enter into swap contracts. Swap contracts are derivatives in the form of a contract or other similar instrument, which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Portfolio may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which a Portfolio may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. A Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued by unpaid net amounts owed to a swap counterparty will be covered by designating the segregation, either on its records or with the Trust's custodian, of cash or other liquid assets, to avoid any potential leveraging of a Portfolio. To the extent that the net amounts owed to a swap counterparty are covered with such liquid assets, the Advisers believe such obligations do not constitute "senior securities" under the 1940 Act and accordingly, the Adviser will not treat them as being subject to a Portfolio's borrowing restrictions. A Portfolio may enter into OTC swap transactions with counterparties that are approved by the Advisers in accordance with guidelines established by the Board of Trustees. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings.

The swaps in which a Portfolio may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments the Portfolio is contractually obligated to make. If the other party to a swap defaults, the Portfolio's risk of loss consists of the net amount of payments that the Portfolio contractually is entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than traditional swap transactions.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique were not used.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

Among the strategic transactions into which the Janus Aggressive Growth Portfolio, Neuberger Berman Real Estate Portfolio, Oppenheimer Capital Appreciation Portfolio, PIMCO Inflation Protected Bond Portfolio and PIMCO Total Return Portfolio, may enter are interest rate swaps and the purchase or sale of related caps and floors. A Portfolio may enter into these transactions primarily to manage its exposure to interest rates, to protect against currency fluctuations, or to preserve a return or spread on a particular investment. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser, to the extent that a specific index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such cap. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.

In addition the PIMCO Inflation Protected Bond Portfolio and the PIMCO Total Return Portfolio may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the Portfolio would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. As the seller, the Portfolio would be subject to investment exposure on the notional amount of the swap. The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk--the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default.

Swap agreements are marked daily by prices that are retrieved from independent pricing platforms (e.g. Bloomberg) or from brokers. Fair values will be provided if independent prices are unavailable. The change in value, if any, is recorded as unrealized gain or loss in the Statements of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statements of Operations. Net periodic payments are included as part of interest income on the Statement of Operations.

M. REPURCHASE AGREEMENTS - The Portfolios may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

N. REVERSE REPURCHASE AGREEMENTS - All Portfolios except Goldman Sachs Mid-Cap Value, Harris Oakmark International, Met/Putnam Capital Opportunities, MFS Research International, T. Rowe Price Mid-Cap Growth, Turner Mid-Cap Growth, and Van Kampen Comstock Portfolios may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. Leverage may cause any gains or losses of the Portfolio to be magnified. The Portfolio may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. At the time a Portfolio enters into a reverse repurchase agreement, it will earmark, or establish and maintain a segregated account with an approved custodian containing, cash or other liquid securities having a value not less than the repurchase price (including accrued interest). If interest rates rise during a reverse repurchase agreement, it may adversely affect the Portfolio's net asset value. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). A Portfolio's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Portfolio has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Portfolio's obligation to repurchase the securities, and a Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

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

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

O. FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES - All Portfolios except the Neuberger Berman Real Estate Portfolio and Turner Mid-Cap Growth Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio's custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

P. DIRECTED BROKERAGE AGREEMENT - The Trust has entered into a directed brokerage arrangement with State Street Brokerage ("SSB"). Under this arrangement, the Portfolios direct certain trades to SSB in return for a recapture credit. SSB issues a cash rebate to the Portfolio. Amounts paid to each Portfolio are shown separately as an expense reduction on the Statements of Operations of each respective Portfolio.

Q. OPTIONS - Certain Portfolios may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio's exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio's exposure to the underlying instrument or hedge other Portfolio investments.

For options purchased to hedge the Portfolio's investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market, or if the counter party is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

R. MORTGAGE DOLLAR ROLLS - PIMCO Total Return Portfolio may enter into dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by a fee paid by the counterparty, often in the form of a drop in the repurchase price of the securities. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security. The average monthly balance of dollar rolls outstanding during the year ended December 31, 2005 was approximately $540,588,819 for the PIMCO Total Return Portfolio.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolios' use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory LLC (the "Manager") which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Trustees of the Trust and has overall responsibility for the general management and administration of the Trust. The Manager has entered into advisory agreements with AIM Capital Management, Inc., Gallatin Asset Management, Inc., Goldman Sachs Asset Management, L.P., Harris Associates L.P., Janus Capital Management LLC, Lazard Asset Management LLC, Legg Mason Capital Management, Inc., Lord, Abbett & Co. LLC, Massachusetts Financial Services Company, Morgan Stanley Investment Management, Inc., Neuberger Berman Management, Inc., OppenheimerFunds Inc., Pacific Investment Management Co. LLC (PIMCO), Putnam Investment Management LLC, RCM Capital Management LLC, Third Avenue Management LLC., T. Rowe Price Associates, Inc. and Turner Investment Partners, Inc., (the "Advisers") for investment advisory services in connection with the investment management of the Portfolios. The five MetLife Strategy Portfolios are managed by the Manager.

Effective December 19th, 2005, the Manager terminated AIM Capital Management, Inc. as Adviser to the Met/AIM Mid Cap Core Equity Portfolio. On December 19, 2005, Lazard Asset Management LLC became the adviser to the Lazard Mid Cap Portfolio (formerly known as Met/AIM Mid Cap Core Equity Portfolio).

Subject to the supervision and direction of the Trustees of the Trust, the Manager supervises the Advisers and has full discretion with respect to the retention or renewal of the advisory agreements. The Manager pays the Advisers a fee based on the Portfolio's average daily net assets.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

Under the terms of the Portfolios' investment advisory agreement, the Portfolios pay the Manager a monthly fee based upon annual rates applied to each of the Portfolios' average daily net assets as follows:

                                            Management Fees
                                           earned by Manager
                                           For the year ended
Portfolio                                  December 31, 2005  % per annum     Average Daily Assets
---------                                  ------------------ ----------- ----------------------------

Met/AIM Small Cap Growth Portfolio             $4,065,172         0.90%   First $500 million

                                                                  0.85%   Over $500 million

Cyclical Growth ETF Portfolio**                     8,086         0.45%   All

Cyclical Growth and Income ETF Portfolio**          5,000         0.45%   All

Goldman Sachs Mid-Cap Value Portfolio           2,377,124         0.75%   First $200 Million

                                                                  0.70%   Over $200 Million

Harris Oakmark International Portfolio          8,535,923         0.85%   First $100 million

                                                                  0.80%   $100 million to $1 billion

                                                                  0.75%   Over $1 billion

Janus Aggressive Growth Portfolio              $4,470,882         0.75%   First $25 million

                                                                  0.70%   $25 million to $250 million

                                                                  0.65%   $250 million to $1 billion

                                                                  0.55%   Over $1 billion

Lazard Mid Cap Portfolio                        2,171,692         0.70%   First $500 Million

                                                                 0.675%   $500 million to $1 billion

                                                                  0.60%   Over $1 billion

Legg Mason Value Equity Portfolio***                5,322         0.70%   All

Lord Abbett America's Value Portfolio             350,909         0.65%   First $500 Million

                                                                  0.60%   Over $500 Million

Lord Abbett Bond Debenture Portfolio            7,382,524         0.60%   First $250 Million

                                                                  0.55%   $250 Million to $500 Million

                                                                  0.50%   $500 Million to $1 Billion

                                                                  0.45%   Over $1 Billion

Lord Abbett Growth and Income Portfolio        15,579,274         0.60%   First $800 Million

                                                                  0.55%   $800 Million to $1.5 Billion

                                                                  0.45%   Over $1.5 Billion

Lord Abbett Growth Opportunities Portfolio        424,159         0.70%   First $200 Million

                                                                  0.65%   $200 Million to $500 Million

                                                                 0.625%   Over $500 Million

Lord Abbett Mid-Cap Value Portfolio             2,176,402         0.70%   First $200 Million

                                                                  0.65%   $200 Million to $500 Million

                                                                 0.625%   Over $500 Million

MetLife Aggressive Strategy Portfolio             510,587         0.10%   First $500 million

                                                                 0.075%   $500 million to $1 billion

                                                                  0.05%   Over $1 billion

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005


3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

                                            Management Fees
                                           earned by Manager
                                           For the year ended
Portfolio                                  December 31, 2005  % per annum     Average Daily Assets
---------                                  ------------------ ----------- ----------------------------

MetLife Balanced Strategy Portfolio            1,366,679          0.10%   First $500 million

                                                                 0.075%   $500 million to $1 billion

                                                                  0.05%   Over $1 billion

MetLife Defensive Strategy Portfolio             274,780          0.10%   First $500 million

                                                                 0.075%   $500 million to $1 billion

                                                                  0.05%   Over $1 billion

MetLife Growth Strategy Portfolio              1,264,098          0.10%   First $500 million

                                                                 0.075%   $500 million to $1 billion

                                                                  0.05%   Over $1 billion

MetLife Moderate Strategy Portfolio             $822,266          0.10%   First $500 million

                                                                 0.075%   $500 million to $1 billion

                                                                  0.05%   Over $1 billion

MFS Research International Portfolio           6,477,000          0.80%   First $200 Million

                                                                  0.75%   $200 Million to $500 Million

                                                                  0.70%   $500 Million to $1 Billion

                                                                  0.65%   Over $1 Billion

Neuberger Berman Real Estate Portfolio         2,760,936          0.70%   First $200 Million

                                                                  0.65%   $200 Million to $750 Million

                                                                  0.55%   Over $750 Million

Oppenheimer Capital Appreciation Portfolio     5,967,811          0.65%   First $150 Million

                                                                 0.625%   $150 Million to $300 Million

                                                                  0.60%   $300 Million to $500 Million

                                                                  0.55%   Over $500 Million

PIMCO Inflation Protected Bond Portfolio       4,472,486          0.50%   All

PIMCO Total Return Portfolio                   9,764,321          0.50%   All

Met/Putnam Capital Opportunities Portfolio       393,889          0.85%   First $200 Million

                                                                          Over $200 Million

RCM Global Technology Portfolio                1,874,614          0.90%   First $500 million

                                                                  0.85%   Over $500 million

Third Avenue Small Cap Value Portfolio         5,688,594          0.75%   First $1 billion

                                                                  0.70%   Over $1 billion

T. Rowe Price Mid-Cap Growth Portfolio         4,367,844          0.75%   All

Turner Mid-Cap Growth Portfolio                1,478,543          0.80%   First $300 Million

                                                                  0.70%   Over $300 Million

Van Kampen Comstock Portfolio*                 3,209,721          0.65%   First $500 million

                                                                  0.60%   $500 million to $1 billion

                                                                 0.525%   Over $1 billion

*For the period from 5/1/2005 (Commencement of operations) through 12/31/2005. **For the period from 10/1/2005 (Commencement of operations) through 12/31/2005. ***For the period from 11/1/2005 (Commencement of operations) through 12/31/2005.

State Street Bank and Trust Company provides custodian, administration and transfer agency services to the Trust.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005


3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of each Portfolio until April 30, 2006 (excluding the Lord Abbett Bond Debenture Portfolio, Lord Abbett Growth and Income Portfolio, Lord Abbett Mid-Cap Value Portfolio, PIMCO Total Return Portfolio and the Met/Putnam Capital Opportunities Portfolio). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of each Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of each Portfolio's average daily net assets:

                                                                                Expenses Deferred in
-                                                                    -------------------------------------------
                                             Maximum Expense Ratio     2001     2002     2003    2004     2005
-                                            under current Expense   -------- -------- -------- ------- --------
                                             Limitation Agreement      Subject to repayment until December 31,
-                                          ------------------------  -------------------------------------------
Portfolio                                  Class A  Class B Class E    2006     2007     2008    2009     2010
---------                                  -------  ------- -------  -------- -------- -------- ------- --------

Met/AIM Small Cap Growth Portfolio           1.05%    1.30%   1.20%  $     -- $     -- $     -- $    -- $     --

Cyclical Growth ETF Portfolio                0.80%*   1.05%   0.95%*      N/A      N/A      N/A     N/A   32,115

Goldman Sachs Mid-Cap Value Portfolio        0.95%    1.20%   1.10%*      N/A      N/A      N/A     876       --

Cyclical Growth and Income ETF Portfolio     0.80%*   1.05%   0.95%*      N/A      N/A      N/A     N/A   32,599

Harris Oakmark International Portfolio       1.10%    1.35%   1.25%        --       --       --      --       --

Janus Aggressive Growth Portfolio            0.90%    1.15%   1.05%        --       --       --      --       --

Lazard Mid Cap Portfolio                     0.80%    1.05%   0.95%        --       --       --      --       --

Legg Mason Value Equity Portfolio            0.80%    1.05%   0.95%*      N/A      N/A      N/A     N/A   47,680

Lord Abbett America's Value Portfolio        0.85%*   1.10%   1.00%*       --       --   76,985  98,677   40,862

Lord Abbett Developing Growth Portfolio**      N/A      N/A     N/A    84,349  119,049   54,030      --       --

Lord Abbett Growth Opportunities Portfolio   0.90%    1.15%   1.05%*  175,679  124,154  102,238  29,476   33,406

MetLife Aggressive Strategy Portfolio        0.10%    0.35%   0.25%*       --       --       --  32,989  122,410

MetLife Balanced Strategy Portfolio          0.10%    0.35%   0.25%*       --       --       --  32,988   47,538

MetLife Defensive Strategy Portfolio         0.10%    0.35%   0.25%*       --       --       --  32,988  130,573

MetLife Growth Strategy Portfolio            0.10%    0.35%   0.25%*       --       --       --  32,988   47,117

MetLife Moderate Strategy Portfolio          0.10%    0.35%   0.25%*       --       --       --  32,988   45,545

MFS Research International Portfolio         1.00%    1.25%   1.15%        --       --       --      --       --

Neuberger Berman Real Estate Portfolio       0.90%    1.15%   1.05%       N/A      N/A      N/A      --       --

Oppenheimer Capital Appreciation Portfolio   0.75%    1.00%   0.90%        --       --       --      --       --

PIMCO Inflation Protected Bond Portfolio     0.65%    0.90%   0.80%*       --       --       --      --       --

RCM Global Technology Portfolio              1.10%    1.35%   1.25%        --   31,885   75,381      --      793

Third Avenue Small Cap Value Portfolio       0.95%    1.20%   1.10%*       --       --       --      --       --

T. Rowe Price Mid-Cap Growth Portfolio       0.90%    1.15%   1.05%        --       --       --      --       --

Turner Mid-Cap Growth Portfolio              0.95%    1.20%   1.10%*      N/A      N/A      N/A     N/A      N/A

Van Kampen Comstock Portfolio                0.80%    1.05%   0.95%*      N/A      N/A      N/A     N/A       --

*Class not offered December 31, 2005.
**Lord Abbett Developing Growth Portfolio merged into Lord Abbett Growth Opportunities Portfolio. Any repayment will be paid from Lord Abbett Growth Opportunities Portfolio.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005


3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

If in any year in which the Management Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of such Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, (subject to approval by the Trust's Board of Trustees) the Manager shall be entitled to Reimbursement by such Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolios are not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The following amounts were repaid to the Manager during the year ended December 31, 2005:


              Met/AIM Small Cap Growth Portfolio         $186,470

              Janus Aggressive Growth Portfolio            55,811

              MFS Research International Portfolio        465,232

              Oppenheimer Capital Appreciation Portfolio  527,389

              PIMCO Total Return Portfolio                232,938

              RCM Global Technology Portfolio             295,597

              T. Rowe Price Mid-Cap Growth Portfolio        2,646

Certain Portfolios' (detailed below) maximum expense ratios changed as follows:

                                                  Maximum Expense Ratio
                                                   under prior Expense
                                                  Limitation Agreement
        -                                        ----------------------
        Portfolio                                Class A Class B Class E
        ---------                                ------- ------- -------

        Harris Oakmark International Portfolio *  1.20%   1.45%   1.35%

        Lazard Mid Cap Portfolio **               0.90%   1.15%   1.05%

        Lord Abbett Bond Debenture Portfolio *    0.75%   1.00%   0.90%

        MFS Research International Portfolio *    1.10%   1.35%   1.25%

* Effective May 1, 2005.
** Effective December 19, 2005.

Effective February 17, 2005, T. Rowe Price Associates, Inc. ("T. Rowe Price") has agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Trust and Metropolitan Series Fund, Inc. (MSF) in the aggregate exceed $750,000,000, (ii) T. Rowe Price subadvise three or more portfolios of the Trust and MSF in the aggregate and (iii) at least one of those portfolios is a large cap domestic equity portfolio. The Manager has voluntarily agreed to reduce its advisory fee for T. Rowe Price Mid-Cap Growth Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary subadvisory fee waiver.

The waiver schedule for the period February 17, 2005 through December 31, 2005 was:

                Percentage Fee Waiver      Combined Assets
                --------------------- --------------------------

                        0.0%          First $750,000,000

                        5.0%          Next $750,000,000

                        7.5%          Next $1,5000,000,000

                        10.0%         Excess over $3,000,000,000

The amount waived for the period ended December 31, 2005 is shown as investment advisory fee waiver in the Statement of Operations of the Portfolio.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of each Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average daily net assets of a Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of a Portfolio attributable to its' Class B and Class E shares, respectively.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005


3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, each Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E shares for such entities' fees or expenses incurred or paid in that regard.

During the year ended December 31, 2005 the following Portfolios paid brokerage commissions to affiliated brokers/dealers:

    Portfolio                              Affiliate             Commission
    ---------                              ---------             ----------

    Goldman Sachs Mid-Cap Value Portfolio  Goldman Sachs & Co.    $  7,338

    Neuberger Berman Real Estate Portfolio Lehman Brothers, Inc.   277,709

    Third Avenue Small Cap Value Portfolio M. J. Whitman LLC       128,762

At or during the year ended December 31, 2005 the Cyclical Growth ETF Portfolio, Cyclical Growth and Income ETF Portfolio, and T. Rowe Price Mid-Cap Growth Portfolio held the following securities of affiliated issuers, respectively:

                                                                                                            Income earned
                                                           Shares                                           from affiliate
                                                          purchased        Shares sold                        during the
                                   Number of shares      during the        during the         Number of       year ended
                                 held at December 31,    year ended        year ended      shares held at    December 31,
Security Description                     2004         December 31, 2005 December 31, 2005 December 31, 2005      2005
--------------------             -------------------- ----------------- ----------------- ----------------- --------------

Metropolitan Series Fund, Inc.:
  BlackRock Money Market
  Portfolio                                   --             787,839            20,939          766,900        $  4,598

Metropolitan Series Fund, Inc.:
  BlackRock Money Market
  Portfolio                                   --             303,488            29,228          274,260           1,586

T. Rowe Price Government Reserve
  Investment Fund                     22,748,964         116,281,336       110,633,713       28,396,587         900,517

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the year or period ended noted below were as follows:

                                                               SHARES ISSUED    SHARES ISSUED              NET INCREASE
                                                               IN CONNECTION    THROUGH                    (DECREASE)
                                         BEGINNING  SHARES     WITH ACQUISITION DIVIDEND      SHARES       IN SHARES
                                         SHARES     SOLD       (NOTE 12)        REINVESTMENT  REPURCHASED  OUTSTANDING
MET/AIM SMALL CAP GROWTH PORTFOLIO       ---------- ---------- ---------------- ------------- ------------ ------------

  Class A
  12/31/2005                              7,206,041  9,318,126        --           318,628     (1,079,769)   8,556,985
  12/31/2004                                517,669  6,898,904        --                --       (210,532)   6,688,372
-----------------------                  ---------- ---------- ---------------- ------------- ------------ ------------

  Class B
  12/31/2005                             24,313,464  5,041,116        --           451,604     (7,821,656) (2,328,936)
  12/31/2004                             17,244,856 20,169,512        --                --    (13,100,904)   7,068,608
-----------------------                  ---------- ---------- ---------------- ------------- ------------ ------------

  Class E
  12/31/2005                                969,101    191,273        --            20,190       (193,489)      17,974
  12/31/2004                                719,424    493,797        --                --       (244,120)     249,677
-----------------------                  ---------- ---------- ---------------- ------------- ------------ ------------
CYCLICAL GROWTH ETF PORTFOLIO            ---------- ---------- ---------------- ------------- ------------ ------------

  Class B
  10/1/2005-12/31/2005                           --    711,040        --             3,849           (628)     714,261
-----------------------                  ---------- ---------- ---------------- ------------- ------------ ------------
CYCLICAL GROWTH AND INCOME ETF PORTFOLIO ---------- ---------- ---------------- ------------- ------------ ------------
  10/1/2005-12/31/2005                           --  1,136,622        --             6,974         (3,607)   1,139,989
-----------------------                  ---------- ---------- ---------------- ------------- ------------ ------------


                                         ENDING
                                         SHARES
MET/AIM SMALL CAP GROWTH PORTFOLIO       ----------

  Class A
  12/31/2005                             15,763,026
  12/31/2004                              7,206,041
-----------------------                  ----------

  Class B
  12/31/2005                             21,984,528
  12/31/2004                             24,313,464
-----------------------                  ----------

  Class E
  12/31/2005                                987,075
  12/31/2004                                969,101
-----------------------                  ----------
CYCLICAL GROWTH ETF PORTFOLIO            ----------

  Class B
  10/1/2005-12/31/2005                      714,261
-----------------------                  ----------
CYCLICAL GROWTH AND INCOME ETF PORTFOLIO ----------
  10/1/2005-12/31/2005                    1,139,989
-----------------------                  ----------

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005


4. SHARES OF BENEFICIAL INTEREST - CONTINUED

                                                             SHARES ISSUED    SHARES ISSUED              NET INCREASE
                                                             IN CONNECTION    THROUGH                    (DECREASE)
                                       BEGINNING  SHARES     WITH ACQUISITION DIVIDEND      SHARES       IN SHARES    ENDING
                                       SHARES     SOLD       (NOTE 12)        REINVESTMENT  REPURCHASED  OUTSTANDING  SHARES
GOLDMAN SACHS MID-CAP VALUE PORTFOLIO  ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class A
  12/31/2005                           10,554,698 12,309,450        --          1,551,706    (1,691,024)   12,170,132 22,724,830
  5/1/2004-12/31/2004                          -- 10,477,933        --            131,272       (54,507)   10,554,698 10,554,698
----------------------                 ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class B
  12/31/2005                            8,699,886  4,393,362        --            727,284    (2,894,771)    2,225,875 10,925,761
  5/1/2004-12/31/2004                          -- 14,620,067        --             99,510    (6,019,691)    8,699,886  8,699,886
----------------------                 ---------- ---------- ---------------- ------------- ------------ ------------ ----------
HARRIS OAKMARK INTERNATIONAL PORTFOLIO ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class A
  12/31/2005                           19,247,995 22,180,382        --            504,258    (2,218,502)   20,466,138 39,714,133
  12/31/2004                              702,614 18,925,313        --              4,691      (384,623)   18,545,381 19,247,995
----------------------                 ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class B
  12/31/2005                           33,908,093  8,945,792        --            402,560    (8,841,447)      506,905 34,414,998
  12/31/2004                           24,326,339 29,229,329        --                 --   (19,647,575)    9,581,754 33,908,093
----------------------                 ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class E
  12/31/2005                            5,280,761  3,290,342        --             99,827      (594,154)    2,796,015  8,076,776
  12/31/2004                            1,994,880  3,695,709        --                555      (410,383)    3,285,881  5,280,761
----------------------                 ---------- ---------- ---------------- ------------- ------------ ------------ ----------
JANUS AGGRESSIVE GROWTH PORTFOLIO      ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class A
  12/31/2005                           32,777,040 29,532,870        --             59,322    (4,843,436)   24,748,756 57,525,796
  12/31/2004                            2,830,143 31,455,247        --                 --    (1,508,350)   29,946,897 32,777,040
----------------------                 ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class B
  12/31/2005                           44,776,722  1,654,374        --             33,793   (14,170,992) (12,482,825) 32,293,897
  12/31/2004                           36,151,783 36,455,040        --                 --   (27,830,101)    8,624,939 44,776,722
----------------------                 ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class E
  12/31/2005                              726,039    262,941        --                771      (250,237)       13,475    739,514
  12/31/2004                              582,085    321,840        --                 --      (177,886)      143,954    726,039
----------------------                 ---------- ---------- ---------------- ------------- ------------ ------------ ----------
LAZARD MID CAP PORTFOLIO               ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class A
  12/31/2005                            4,158,223  4,663,341        --            704,697    (3,004,376)    2,363,662  6,521,885
  12/31/2004                              362,141  3,992,888        --                 --      (196,806)    3,796,082  4,158,223
----------------------                 ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class B
  12/31/2005                           15,011,334  1,247,845        --          1,580,165    (3,075,053)    (247,043) 14,764,291
  12/31/2004                           17,228,218  8,039,390        --                 --   (10,256,274)  (2,216,884) 15,011,334
----------------------                 ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class E
  12/31/2005                            2,166,035    348,115        --            258,881      (374,377)      232,619  2,398,654
  12/31/2004                            1,605,958    897,130        --                 --      (337,053)      560,077  2,166,035
----------------------                 ---------- ---------- ---------------- ------------- ------------ ------------ ----------
LEGG MASON VALUE EQUITY PORTFOLIO      ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class A
  11/1/2005-12/31/2005                         --    299,000        --                 --             --      299,000    299,000
----------------------                 ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class B
  11/1/2005-12/31/2005                         --    458,482        --                 --        (1,080)      457,402    457,402
----------------------                 ---------- ---------- ---------------- ------------- ------------ ------------ ----------
LORD ABBETT AMERICA'S VALUE PORTFOLIO  ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class B
  12/31/2005                            2,620,775  2,550,025        --              9,116       (49,159)    2,509,982  5,130,757
  12/31/2004                              760,468  2,077,534        --             66,300      (283,527)    1,860,307  2,620,775
----------------------                 ---------- ---------- ---------------- ------------- ------------ ------------ ----------

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005


4. SHARES OF BENEFICIAL INTEREST - CONTINUED

                                                              SHARES ISSUED    SHARES ISSUED              NET INCREASE
                                                              IN CONNECTION    THROUGH                    (DECREASE)
                                      BEGINNING   SHARES      WITH ACQUISITION DIVIDEND      SHARES       IN SHARES
                                      SHARES      SOLD        (NOTE 12)        REINVESTMENT  REPURCHASED  OUTSTANDING
LORD ABBETT BOND DEBENTURE PORTFOLIO  ----------- ----------- ---------------- ------------- ------------ ------------

  Class A
  12/31/2005                           41,181,242  33,692,711        --          3,127,394    (8,244,039)  28,576,066
  12/31/2004                           19,483,208  23,884,643        --          1,305,868    (3,492,477)  21,698,034
---------------------                 ----------- ----------- ---------------- ------------- ------------ ------------

  Class B
  12/31/2005                           61,868,653   9,905,225        --          2,439,702   (16,430,933) (4,086,006)
  12/31/2004                           63,346,723  30,550,825        --          1,977,653   (34,006,548) (1,478,070)
---------------------                 ----------- ----------- ---------------- ------------- ------------ ------------

  Class E
  12/31/2005                            2,796,287     289,293        --            126,580      (334,656)      81,217
  12/31/2004                            1,902,823   1,047,602        --             90,207      (244,345)     893,464
---------------------                 ----------- ----------- ---------------- ------------- ------------ ------------
LORD ABBETT GROWTH AND INCOME
 PORTFOLIO                            ----------- ----------- ---------------- ------------- ------------ ------------

  Class A
  12/31/2005                           68,058,169  21,981,952        --          2,172,945   (20,233,843)   3,921,054
  12/31/2004                           47,841,392  27,835,340        --            303,598    (7,922,161)  20,216,777
---------------------                 ----------- ----------- ---------------- ------------- ------------ ------------

  Class B
  12/31/2005                           47,020,506   1,537,759        --          1,133,970    (8,472,225) (5,800,496)
  12/31/2004                           44,508,255  21,296,132        --            160,004   (18,943,885)   2,512,251
---------------------                 ----------- ----------- ---------------- ------------- ------------ ------------
LORD ABBETT GROWTH OPPORTUNITIES
 PORTFOLIO                            ----------- ----------- ---------------- ------------- ------------ ------------

  Class A
  12/31/2005                            2,545,370      24,815        --            142,298      (603,346)   (436,233)
  12/31/2004                            2,991,030     195,015        --                 --      (640,675)   (445,660)
---------------------                 ----------- ----------- ---------------- ------------- ------------ ------------

  Class B
  12/31/2005                            3,491,140     494,797        --            276,307      (192,453)     578,651
  12/31/2004                            3,011,260     646,479        --                 --      (166,599)     479,880
---------------------                 ----------- ----------- ---------------- ------------- ------------ ------------
LORD ABBETT MID-CAP VALUE PORTFOLIO   ----------- ----------- ---------------- ------------- ------------ ------------

  Class A
  12/31/2005                            5,780,050      80,342        --            207,856    (1,025,167)   (736,969)
  12/31/2004                            5,097,742   1,352,525        --            150,591      (820,808)     682,308
---------------------                 ----------- ----------- ---------------- ------------- ------------ ------------

  Class B
  12/31/2005                            8,340,102   1,630,859        --            410,617      (103,873)   1,937,603
  12/31/2004                            5,648,894   2,524,233        --            210,422       (43,447)   2,691,208
---------------------                 ----------- ----------- ---------------- ------------- ------------ ------------
METLIFE AGGRESSIVE STRATEGY PORTFOLIO ----------- ----------- ---------------- ------------- ------------ ------------

  Class A
  05/02/2005-12/31/05                          --       6,842        --                 82           (98)       6,826
---------------------                 ----------- ----------- ---------------- ------------- ------------ ------------

  Class B
  12/31/2005                           28,480,086  29,366,390        --            573,421    (1,758,405)  28,181,406
  11/04/2004-12/31/2004                        --  28,465,808        --             63,655       (49,377)  28,480,086
---------------------                 ----------- ----------- ---------------- ------------- ------------ ------------
METLIFE BALANCED STRATEGY PORTFOLIO   ----------- ----------- ---------------- ------------- ------------ ------------

  Class A
  05/02/2005-12/31/05                          --      15,333        --                171          (787)      14,717
---------------------                 ----------- ----------- ---------------- ------------- ------------ ------------

  Class B
  12/31/2005                          151,485,878 173,298,079        --          3,632,222    (5,134,161) 171,796,140
  11/04/2004-12/31/2004                        -- 150,101,547        --          1,506,709      (122,378) 151,485,878
---------------------                 ----------- ----------- ---------------- ------------- ------------ ------------
METLIFE DEFENSIVE STRATEGY PORTFOLIO  ----------- ----------- ---------------- ------------- ------------ ------------

  Class A
  05/02/2005-12/31/05                          --       1,018        --                 13             --       1,031
---------------------                 ----------- ----------- ---------------- ------------- ------------ ------------

  Class B
  12/31/2005                           13,044,161  26,564,853        --            352,025    (5,345,410)  21,571,468
  11/04/2004-12/31/2004                        --  12,821,112        --            225,366        (2,317)  13,044,161
---------------------                 ----------- ----------- ---------------- ------------- ------------ ------------


                                      ENDING
                                      SHARES
LORD ABBETT BOND DEBENTURE PORTFOLIO  -----------

  Class A
  12/31/2005                           69,757,308
  12/31/2004                           41,181,242
---------------------                 -----------

  Class B
  12/31/2005                           57,782,647
  12/31/2004                           61,868,653
---------------------                 -----------

  Class E
  12/31/2005                            2,877,504
  12/31/2004                            2,796,287
---------------------                 -----------
LORD ABBETT GROWTH AND INCOME
 PORTFOLIO                            -----------

  Class A
  12/31/2005                           71,979,223
  12/31/2004                           68,058,169
---------------------                 -----------

  Class B
  12/31/2005                           41,220,010
  12/31/2004                           47,020,506
---------------------                 -----------
LORD ABBETT GROWTH OPPORTUNITIES
 PORTFOLIO                            -----------

  Class A
  12/31/2005                            2,109,137
  12/31/2004                            2,545,370
---------------------                 -----------

  Class B
  12/31/2005                            4,069,791
  12/31/2004                            3,491,140
---------------------                 -----------
LORD ABBETT MID-CAP VALUE PORTFOLIO   -----------

  Class A
  12/31/2005                            5,043,081
  12/31/2004                            5,780,050
---------------------                 -----------

  Class B
  12/31/2005                           10,277,705
  12/31/2004                            8,340,102
---------------------                 -----------
METLIFE AGGRESSIVE STRATEGY PORTFOLIO -----------

  Class A
  05/02/2005-12/31/05                       6,826
---------------------                 -----------

  Class B
  12/31/2005                           56,661,492
  11/04/2004-12/31/2004                28,480,086
---------------------                 -----------
METLIFE BALANCED STRATEGY PORTFOLIO   -----------

  Class A
  05/02/2005-12/31/05                      14,717
---------------------                 -----------

  Class B
  12/31/2005                          323,282,018
  11/04/2004-12/31/2004               151,485,878
---------------------                 -----------
METLIFE DEFENSIVE STRATEGY PORTFOLIO  -----------

  Class A
  05/02/2005-12/31/05                       1,031
---------------------                 -----------

  Class B
  12/31/2005                           34,615,629
  11/04/2004-12/31/2004                13,044,161
---------------------                 -----------

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005



4. SHARES OF BENEFICIAL INTEREST - CONTINUED

                                                             SHARES ISSUED    SHARES ISSUED              NET INCREASE
                                                             IN CONNECTION    THROUGH                    (DECREASE)
                                     BEGINNING   SHARES      WITH ACQUISITION DIVIDEND      SHARES       IN SHARES    ENDING
                                     SHARES      SOLD        (NOTE 12)        REINVESTMENT  REPURCHASED  OUTSTANDING  SHARES
METLIFE GROWTH STRATEGY PORTFOLIO    ----------- ----------- ---------------- ------------- ------------ ------------ -----------

  Class A
  05/02/2005-12/31/05                         --     105,569            --          1,332        (1,005)      105,896     105,896
--------------------                 ----------- ----------- ---------------- ------------- ------------ ------------ -----------

  Class B
  12/31/2005                         130,653,075 150,523,698            --      3,010,749    (2,830,699)  150,703,748 281,356,823
  11/04/2004-12/31/2004                       -- 129,839,642            --        819,165        (5,732)  130,653,075 130,653,075
--------------------                 ----------- ----------- ---------------- ------------- ------------ ------------ -----------
METLIFE MODERATE STRATEGY PORTFOLIO  ----------- ----------- ---------------- ------------- ------------ ------------ -----------

  Class A
  12/31/2005                                  --      27,753            --            387          (314)       27,826      27,826
--------------------                 ----------- ----------- ---------------- ------------- ------------ ------------ -----------

  Class B
  12/31/2005                          49,482,297  67,142,226            --      1,317,528    (7,242,391)   61,217,363 110,699,660
  11/04/2004-12/31/2004                       --  48,823,787            --        665,692        (7,182)   49,482,297  49,482,297
--------------------                 ----------- ----------- ---------------- ------------- ------------ ------------ -----------
MFS RESEARCH INTERNATIONAL PORTFOLIO ----------- ----------- ---------------- ------------- ------------ ------------ -----------

  Class A
  12/31/2005                          25,930,201  24,599,796            --      2,398,974    (4,917,233)   22,081,537  48,011,738
  12/31/2004                           6,859,905  20,475,790            --         52,999    (1,458,493)   19,070,296  25,930,201
--------------------                 ----------- ----------- ---------------- ------------- ------------ ------------ -----------

  Class B
  12/31/2005                          33,915,867   7,107,344            --      1,659,065    (8,400,828)      365,581  34,281,448
  12/31/2004                          18,995,260  29,379,626            --         73,339   (14,532,358)   14,920,607  33,915,867
--------------------                 ----------- ----------- ---------------- ------------- ------------ ------------ -----------

  Class E
  12/31/2005                             962,210     401,752            --         54,446      (295,368)      160,830   1,123,040
  12/31/2004                             702,510     804,394            --          2,025      (546,719)      259,700     962,210
--------------------                 ----------- ----------- ---------------- ------------- ------------ ------------ -----------
NEUBERGER BERMAN REAL ESTATE
 PORTFOLIO                           ----------- ----------- ---------------- ------------- ------------ ------------ -----------

  Class A
  12/31/2005                           6,180,529  10,149,014            --         16,938    (1,916,460)    8,249,492  14,430,021
  05/01/2004-12/31/2004                       --   6,202,972            --        229,704      (252,147)    6,180,529   6,180,529
--------------------                 ----------- ----------- ---------------- ------------- ------------ ------------ -----------

  Class B
  12/31/2005                          13,408,224  13,985,956            --         26,406    (5,000,959)    9,011,403  22,419,627
  05/01/2004-12/31/2004                       --  19,251,263            --        507,914    (6,350,953)   13,408,224  13,408,224
--------------------                 ----------- ----------- ---------------- ------------- ------------ ------------ -----------

  Class E
  12/31/2005                           1,677,013   2,334,247            --          4,307      (381,130)    1,957,424   3,634,437
  05/01/2004-12/31/2004                       --   1,661,039            --         65,201       (49,227)    1,677,013   1,677,013
--------------------                 ----------- ----------- ---------------- ------------- ------------ ------------ -----------
OPPENHEIMER CAPITAL APPRECIATION
 PORTFOLIO                           ----------- ----------- ---------------- ------------- ------------ ------------ -----------

  Class A
  12/31/2005                          35,659,977  42,967,970            --        759,477    (2,942,859)   40,784,588  76,444,565
  12/31/2004                              28,096  33,645,202     2,272,486        119,955      (405,762)   35,631,881  35,659,977
--------------------                 ----------- ----------- ---------------- ------------- ------------ ------------ -----------

  Class B
  12/31/2005                          76,391,037   2,697,349            --        547,065   (21,429,063) (18,184,649)  58,206,388
  12/31/2004                          66,468,580  40,170,162    11,866,269      5,705,981   (47,819,955)    9,922,457  76,391,037
--------------------                 ----------- ----------- ---------------- ------------- ------------ ------------ -----------

  Class E
  05/02/2005-12/31/2005                       --     114,497            --            979       (16,764)       98,712      98,712
--------------------                 ----------- ----------- ---------------- ------------- ------------ ------------ -----------
PIMCO INFLATION PROTECTED BOND
 PORTFOLIO                           ----------- ----------- ---------------- ------------- ------------ ------------ -----------

  Class A
  12/31/2005                          31,146,895  39,363,474            --         87,500   (16,270,554)   23,180,420  54,327,315
  12/31/2004                             111,760  29,513,272            --      1,635,260      (113,397)   31,035,135  31,146,895
--------------------                 ----------- ----------- ---------------- ------------- ------------ ------------ -----------

  Class B
  12/31/2005                          47,232,343   3,834,637            --         58,103   (15,290,536) (11,397,796)  35,834,547
  12/31/2004                          35,579,307  35,672,691            --      2,529,164   (26,548,819)   11,653,036  47,232,343
--------------------                 ----------- ----------- ---------------- ------------- ------------ ------------ -----------

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005



4. SHARES OF BENEFICIAL INTEREST - CONTINUED

                                                             SHARES ISSUED    SHARES ISSUED              NET INCREASE
                                                             IN CONNECTION    THROUGH                    (DECREASE)
                                       BEGINNING  SHARES     WITH ACQUISITION DIVIDEND      SHARES       IN SHARES    ENDING
                                       SHARES     SOLD       (NOTE 12)        REINVESTMENT  REPURCHASED  OUTSTANDING  SHARES
PIMCO TOTAL RETURN PORTFOLIO           ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class A
  12/31/2005                           50,716,821 37,640,166           --         540,336   (10,247,604)  27,932,898  78,649,719
  12/31/2004                           16,754,205 26,229,737    8,766,781       1,303,224    (2,337,126)  33,962,616  50,716,821
-----------------------                ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class B
  12/31/2005                           90,890,100 16,348,438           --         619,105   (11,522,030)   5,445,513  96,335,613
  12/31/2004                           77,453,916 28,722,299    6,618,814       6,382,604   (28,287,533)  13,436,184  90,890,100
-----------------------                ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class E
  12/31/2005                           12,928,080  1,078,342           --          81,565    (1,378,339)   (218,432)  12,709,648
  12/31/2004                           10,321,229  3,422,332           --         889,231    (1,704,712)   2,606,851  12,928,080
-----------------------                ---------- ---------- ---------------- ------------- ------------ ------------ ----------
MET/PUTNAM CAPITAL OPPORTUNITIES
 PORTFOLIO                             ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class A
  12/31/2005                            3,318,870     12,856           --           7,325      (790,424)   (770,243)   2,548,627
  12/31/2004                            4,199,765     31,588           --              --      (912,483)   (880,895)   3,318,870
-----------------------                ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class B
  12/31/2005                              287,234     78,311           --             468       (21,461)      57,318     344,552
  12/31/2004                              251,419     67,860           --              --       (32,045)      35,815     287,234
-----------------------                ---------- ---------- ---------------- ------------- ------------ ------------ ----------
RCM GLOBAL TECHNOLOGY PORTFOLIO        ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class A
  12/31/2005                           17,702,019 12,116,816           --         169,242    (4,692,740)   7,593,318  25,295,337
  12/31/2004                            9,777,927 13,372,160           --          13,041    (5,461,109)   7,924,092  17,702,019
-----------------------                ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class B
  12/31/2005                           21,893,383  2,740,791           --         116,427    (7,638,578) (4,781,360)  17,112,023
  12/31/2004                           13,511,798 18,445,567           --          16,957   (10,080,939)   8,381,585  21,893,383
-----------------------                ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class E
  12/31/2005                            4,427,013    685,211           --          24,762    (1,469,074)   (759,101)   3,667,912
  12/31/2004                            3,233,733  2,169,075           --           3,362      (979,157)   1,193,280   4,427,013
-----------------------                ---------- ---------- ---------------- ------------- ------------ ------------ ----------
THIRD AVENUE SMALL CAP VALUE PORTFOLIO ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class A
  12/31/2005                           14,349,821 16,820,978           --          76,237    (2,536,831)  14,360,384  28,710,205
  12/31/2004                              530,380 13,973,464           --         329,460      (483,483)  13,819,441  14,349,821
-----------------------                ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class B
  12/31/2005                           30,307,113  3,324,466           --          70,874    (6,976,975) (3,581,635)  26,725,478
  12/31/2004                           26,528,195 17,295,098           --         667,401   (14,183,581)   3,778,918  30,307,113
-----------------------                ---------- ---------- ---------------- ------------- ------------ ------------ ----------
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class A
  12/31/2005                           19,294,635 13,534,776           --         639,577    (3,011,225)  11,163,128  30,457,763
  12/31/2004                            5,451,817 15,971,697           --              --    (2,128,879)  13,842,818  19,294,635
-----------------------                ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class B
  12/31/2005                           46,163,851  8,706,109           --       1,073,973    (5,506,781)   4,273,301  50,437,152
  12/31/2004                           48,525,129 25,248,670           --              --   (27,609,948) (2,361,278)  46,163,851
-----------------------                ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class E
  12/31/2005                            2,861,385    571,278           --          63,741      (481,626)     153,393   3,014,778
  12/31/2004                            1,701,812  1,455,676           --              --      (296,103)   1,159,573   2,861,385
-----------------------                ---------- ---------- ---------------- ------------- ------------ ------------ ----------
TURNER MID-CAP GROWTH PORTFOLIO        ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class A
  12/31/2005                            6,810,572  7,787,424           --         446,670    (1,139,592)   7,094,502  13,905,074
  05/01/2004-12/31/2004                        --  6,810,578           --              --            (6)   6,810,572   6,810,572
-----------------------                ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class B
  12/31/2005                            7,104,659    480,960           --         152,161    (3,033,019) (2,399,898)   4,704,761
  05/01/2004-12/31/2004                        -- 13,360,733           --              --    (6,256,074)   7,104,659   7,104,659
-----------------------                ---------- ---------- ---------------- ------------- ------------ ------------ ----------

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005


4. SHARES OF BENEFICIAL INTEREST - CONTINUED

                                                   SHARES ISSUED    SHARES ISSUED             NET INCREASE
                                                   IN CONNECTION    THROUGH                   (DECREASE)
                              BEGINNING SHARES     WITH ACQUISITION DIVIDEND      SHARES      IN SHARES    ENDING
                              SHARES    SOLD       (NOTE 12)        REINVESTMENT  REPURCHASED OUTSTANDING  SHARES
VAN KAMPEN COMSTOCK PORTFOLIO --------- ---------- ---------------- ------------- ----------- ------------ ----------

  Class A
  05/02/2005-12/31/2005          --     84,287,490        --          1,539,477   (1,170,781)  84,656,186  84,656,186
--------------------------    --------- ---------- ---------------- ------------- ----------- ------------ ----------

  Class B
  05/02/2005-12/31/2005          --      5,622,869        --             97,374      (64,707)   5,655,536   5,655,536
--------------------------    --------- ---------- ---------------- ------------- ----------- ------------ ----------

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2005 were as follows:

                                                      Purchase                        Sales
-                                          ------------------------------ ------------------------------
                                           U.S. Government Non-Government U.S. Government Non-Government
-                                          --------------- -------------- --------------- --------------

Met/AIM Small Cap Growth Portfolio         $            --   330,513,141  $            --   336,569,684

Cyclical Growth ETF Portfolio                           --    11,013,731               --       479,400

Cyclical Growth and Income ETF Portfolio                --     7,028,630               --       173,637

Goldman Sachs Mid-Cap Value Portfolio                   --   315,354,249               --   161,177,833

Harris Oakmark International Portfolio                  --   472,688,213               --   115,204,594

Janus Aggressive Growth Portfolio                       --   856,262,862               --   770,137,626

Lazard Mid Cap Portfolio                                --   507,223,111               --   498,124,821

Legg Mason Value Equity Portfolio                       --     8,092,466               --       522,569

Lord Abbett America's Value Portfolio            9,368,153    42,675,430        4,430,177     7,895,147

Lord Abbett Bond Debenture Portfolio           351,540,508   595,940,832      151,372,875   412,774,950

Lord Abbett Growth and Income Portfolio                 -- 1,614,020,381               -- 1,347,244,185

Lord Abbett Growth Opportunities Portfolio              --    60,516,938               --    63,442,024

Lord Abbett Mid-Cap Value Portfolio                     --    96,027,834               --    81,378,814

MetLife Aggressive Strategy Portfolio                   --   400,968,223               --    95,207,800

MetLife Balanced Strategy Portfolio                     -- 2,274,561,152               --   471,882,990

MetLife Defensive Strategy Portfolio                    --   315,065,494               --    98,289,710

MetLife Growth Strategy Portfolio                       -- 1,931,614,922               --   362,674,139

MetLife Moderate Strategy Portfolio                     --   837,017,860               --   210,828,049

MFS Research International Portfolio                    --   941,426,878               --   723,750,916

Neuberger Berman Real Estate Portfolio                  --   654,492,447               --   457,269,302

Oppenheimer Capital Appreciation Portfolio              --   863,666,979               --   710,793,433

PIMCO Inflation Protected Bond Portfolio    13,936,237,040   200,530,972   13,718,271,842    42,983,622

PIMCO Total Return Portfolio                 7,788,276,704   911,269,437    6,875,967,203   207,803,211

Met/Putnam Capital Opportunities Portfolio              --    40,869,474               --    49,711,289

RCM Global Technology Portfolio                         --   562,702,932               --   561,593,809

Third Avenue Small Cap Value Portfolio                  --   258,920,324               --   116,781,499

T. Rowe Price Mid-Cap Growth Portfolio                  --   128,527,430               --   151,291,084

Turner Mid-Cap Growth Portfolio                         --   319,935,702               --   281,033,575

Van Kampen Comstock Portfolio                           --   810,954,630               --   541,041,970

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005


5. INVESTMENT TRANSACTIONS - CONTINUED

At December 31, 2005, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for each Portfolio was as follows:

                                              Federal        Gross         Gross      Net Unrealized
                                             Income Tax    Unrealized    Unrealized   Appreciation/
Portfolio                                       Cost      Appreciation (Depreciation) (Depreciation)
---------                                  -------------- ------------ -------------- --------------

Met/AIM Small Cap Growth Portfolio         $  595,064,110 $ 80,354,303 $ (16,388,450)  $ 63,965,853

Cyclical Growth ETF Portfolio                  11,307,368      177,406       (23,090)       154,316

Cyclical Growth and Income ETF Portfolio        7,131,916       52,880       (30,791)        22,089

Goldman Sachs Mid-Cap Value                   384,966,044   42,633,120    (5,277,132)    37,355,988

Harris Oakmark International Portfolio      1,267,241,932  235,982,851    (7,642,064)   228,340,787

Janus Aggressive Growth Portfolio             750,484,814  131,210,396   (10,015,749)   121,194,647

Lazard Mid Cap Portfolio                      319,713,881    8,438,811    (2,994,928)     5,443,883

Legg Mason Value Equity Portfolio               8,563,845      208,256       (53,280)       154,976

Lord Abbett America's Value Portfolio          69,030,919   54,102,540   (50,730,674)     3,371,866

Lord Abbett Bond Debenture Portfolio        1,908,294,441   38,894,402   (47,716,748)    (8,822,346)

Lord Abbett Growth and Income Portfolio     3,060,180,088  386,429,212   (78,163,649)   308,265,563

Lord Abbett Growth Opportunities Portfolio     67,897,375    8,552,203    (1,043,237)     7,508,966

Lord Abbett Mid-Cap Value Portfolio           342,192,326   72,584,004    (9,785,703)    62,798,301

MetLife Aggressive Strategy Portfolio         606,428,989   55,575,320            --     55,575,320

MetLife Balanced Strategy Portfolio         3,358,527,770  184,927,640   (12,576,515)   172,351,125

MetLife Defensive Strategy Portfolio          348,499,691    8,906,881    (1,225,236)     7,681,645

MetLife Growth Strategy Portfolio           2,992,969,198  221,012,528    (5,711,115)   215,301,413

MetLife Moderate Strategy Portfolio         1,129,795,077   45,501,251    (4,575,914)    40,925,337

MFS Research International Portfolio        1,119,584,588  136,905,870    (7,183,154)   129,722,716

Neuberger Berman Real Estate Portfolio        521,121,850   59,796,134    (1,637,754)    58,158,380

Oppenheimer Capital Appreciation Portfolio  1,115,025,378  212,386,434  (107,507,111)   104,879,323

PIMCO Inflation Protected Bond Portfolio    1,987,024,341    5,247,272   (36,566,018)   (31,318,746)

PIMCO Total Return Portfolio                2,861,447,083   15,186,581   (22,870,999)    (7,684,418)

Met/Putnam Capital Opportunities Portfolio     51,199,021    7,264,795    (2,230,874)     5,033,921

RCM Global Technology Portfolio               240,952,817   35,380,698    (2,599,071)    32,781,627

Third Avenue Small Cap Value Portfolio        915,900,220  211,191,241   (14,718,517)   196,472,724

T. Rowe Price Mid-Cap Growth Portfolio        695,111,030  162,066,809   (12,957,475)   149,109,334

Turner Mid-Cap Growth Portfolio               191,522,049   33,457,988            --     33,457,988

Van Kampen Comstock Portfolio                 940,032,075   34,921,417   (19,850,951)    15,070,466

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005


6. SECURITY LENDING

As of December 31, 2005, certain Portfolios had loaned securities which were collateralized by short term investments. The value of securities on loan and the value of the related collateral were as follows:

                                                   Value of     Value of
                                                  Securities   Collateral
      -                                          ------------ ------------

      Met/AIM Small Cap Growth Portfolio         $129,382,625 $132,651,947

      Harris Oakmark International Portfolio      143,776,270  151,154,676

      Janus Aggressive Growth Portfolio            84,691,145   86,643,020

      Lord Abbett Bond Debenture Portfolio        324,018,242  330,838,930

      Lord Abbett Growth and Income Portfolio     241,916,918  247,970,090

      Lord Abbett Growth Opportunities Portfolio   10,088,779   10,329,737

      Lord Abbett Mid-Cap Value Portfolio          60,182,317   61,749,302

      MFS Research International Portfolio        161,758,227  169,544,072

      Oppenheimer Capital Appreciation Portfolio   50,784,104   51,990,284

      Met/Putnam Capital Opportunities Portfolio   11,266,964   11,563,449

      RCM Global Technology Portfolio              34,781,247   35,626,920

      Third Avenue Small Cap Value Portfolio      194,819,003  199,839,557

      T. Rowe Price Mid-Cap Growth Portfolio      126,273,271  129,244,931

7. FUTURES CONTRACTS

The futures contracts outstanding as of December 31, 2005 and the description and unrealized appreciation or depreciation were as follows:


                                                                                                               Number of
                                                           Description                      Expiration Date    Contracts
                                          ---------------------------------------------- --------------------- ---------
PIMCO Inflation Protected Bond Portfolio: U.S. Treasury Notes 5 Year Futures             March 2006 - Long         235
                                          Euro Dollar Futures                            June 2006 - Long           43
                                          U.S. Treasury Notes 10 Year Futures            March 2006 - Short      (122)
                                          U.S. Treasury Bond Futures                     March 2006 - Short       (10)
                                          Germany Federal Republic Bond 10 Futures       March 2006 - Short       (73)
PIMCO Total Return Portfolio:             U.S. Treasury Note 10 Year Futures             March 2006 - Long           3
                                          U.S. Treasury Bond Futures                     March 2006 - Long         280
                                          Germany Federal Republic Bonds 10 Year Futures March 2006 - Long         808
                                          Euro Dollar Futures                            March 2006 - Long         798
                                          Euro Dollar Futures                            June 2006 - Long        1,590
                                          Euro Dollar Futures                            December 2006 - Long       74
                                          Euro Dollar Futures                            March 2007 - Long         784
                                          Euro Dollar Futures                            June 2007 - Long           74
                                          Euro Dollar Futures                            September 2007 - Long      74

                                                           Unrealized
                                                         Appreciation/
                                          Notional Value (Depreciation)
                                          -------------- --------------
PIMCO Inflation Protected Bond Portfolio: $  24,990,781    $   50,781
                                             10,229,163        11,825
                                           (13,347,563)      (89,719)
                                            (1,141,875)      (17,500)
                                           (10,532,653)      (51,003)
PIMCO Total Return Portfolio:                   328,219         2,508
                                             31,972,500       494,781
                                             98,446,720       859,469
                                            189,973,875     (418,950)
                                            378,241,125      (82,688)
                                             17,612,925        19,425
                                            186,690,000        16,200
                                             17,624,025        25,900
                                             17,624,025        29,600

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005

8. FORWARD FOREIGN CURRENCY CONTRACTS

Open forward foreign currency contracts at December 31, 2005, were as follows:

HARRIS OAKMARK INTERNATIONAL PORTFOLIO

Forward Foreign Currency Contracts to Buy:

                                                                     Net Unrealized
                                           Value at      In Exchange Appreciation/
   Settlement Date Contacts to Deliver December 31, 2005 for U.S. $  (Depreciation)
   --------------- ------------------- ----------------- ----------- --------------

      1/18/2006    9,000,000    CHF       $6,856,932     $7,106,591     (249,659)
                                                                       ---------

                                                                       $(249,659)
                                                                       =========

Forward Foreign Currency Contracts to Sell:

                                                                     Net Unrealized
                                           Value at      In Exchange Appreciation/
   Settlement Date Contacts to Deliver December 31, 2005 for U.S. $  (Depreciation)
   --------------- ------------------- ----------------- ----------- --------------

      1/18/2006    9,000,000    CHF       $6,856,932     $7,558,579      701,647
                                                                        --------

                                                                        $701,647
                                                                        ========

PIMCO INFLATION PROTECTED BOND PORTFOLIO

Forward Foreign Currency Contracts to Buy:

                                                                   Net Unrealized
                                         Value at      In Exchange Appreciation/
 Settlement Date Contacts to Deliver December 31, 2005 for U.S. $  (Depreciation)
 --------------- ------------------- ----------------- ----------- --------------

    1/10/2006    1,000,469,000  JPY     $8,497,720     $8,494,337     $ 3,383

    3/27/2006          298,000  PLN         91,659         92,203     $  (544)

    3/22/2006        2,538,000  RUB         88,077         89,587     $(1,510)

    3/27/2006        2,936,000  SKK         92,219         93,014     $  (795)
                                                                      -------

                                                                      $   534
                                                                      =======

Forward Foreign Currency Contracts to Sell:

                                                                    Net Unrealized
                                          Value at      In Exchange Appreciation/
  Settlement Date Contacts to Deliver December 31, 2005 for U.S. $  (Depreciation)
  --------------- ------------------- ----------------- ----------- --------------

     1/12/2006       731,000    CAD      $   627,182       614,714      (12,468)

     1/18/2006    11,808,000    EUR       13,996,859    13,858,719     (138,140)

     1/18/2006       200,000    EUR          237,074       237,022          (52)

     1/18/2006       388,000    EUR          459,924       459,823         (101)
                                                                      ---------

                                                                      $(150,761)
                                                                      =========

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005


8. FORWARD FOREIGN CURRENCY CONTRACTS - CONTINUED

PIMCO TOTAL RETURN PORTFOLIO

Forward Foreign Currency Contracts to Buy:

                                                                   Net Unrealized
                                         Value at      In Exchange Appreciation/
 Settlement Date Contacts to Deliver December 31, 2005 for U.S. $  (Depreciation)
 --------------- ------------------- ----------------- ----------- --------------

   02/02/2006       52,533,000  CLP        102,156         93,309        8,847

   02/16/2006      253,215,000  CLP        492,241        465,940       26,301

   02/16/2006      232,106,000  CLP        451,206        431,946       19,260

   01/18/2006        9,953,000  EUR     11,797,996     11,797,799          197

   01/12/2006          278,000  GBP        477,758        477,218          540

   03/20/2006       25,915,000  INR        573,364        587,109      (13,745)

   01/10/2006    2,474,514,000  JPY     21,017,869     21,009,504        8,365

   01/10/2006      168,980,000  JPY      1,435,271      1,417,528       17,743

   01/10/2006       27,758,000  JPY        235,769        237,200       (1,431)

   01/26/2006    1,557,500,000  KRW      1,540,176      1,526,213       13,963

   02/24/2006      316,800,000  KRW        313,397        310,527        2,870

   03/21/2006      452,000,000  KRW        447,275        441,406        5,869

   02/28/2006        8,033,000  MXN        750,762        720,319       30,443

   03/23/2006        4,298,000  MXN        400,843        387,311       13,532

   02/22/2006        2,144,000  PEN        625,806        660,200      (34,394)

   03/13/2006        1,331,000  PEN        388,584        405,052      (16,468)

   02/24/2006        1,102,000  PLN        338,903        334,041        4,862

   03/27/2006        1,127,000  PLN        346,643        348,700       (2,057)

   01/31/2006       20,523,000  RUB        713,189        712,110        1,079

   02/13/2006        7,755,000  RUB        269,383        271,581       (2,198)

   03/22/2006       11,710,000  RUB        406,377        413,342       (6,965)

   01/26/2006        1,216,000  SGD        731,774        740,877       (9,103)

   02/24/2006          462,000  SGD        278,307        279,407       (1,100)

   03/20/2006          654,000  SGD        394,315        392,675        1,640

   03/02/2006       20,351,000  SKK        638,611        644,222       (5,611)

   03/27/2006       12,765,000  SKK        400,944        404,403       (3,459)

   02/24/2006        9,010,000  TWD        275,809        283,244       (7,435)

   03/21/2006       12,757,000  TWD        391,375        390,123        1,252
                                                                      --------

                                                                      $ 52,797
                                                                      ========

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005

8. FORWARD FOREIGN CURRENCY CONTRACTS - CONTINUED

Forward Foreign Currency Contracts to Sell:

                                                                      Net Unrealized
                                         Value at       In Exchange   Appreciation/
Settlement Date Contracts to Deliver December 31, 2005  for U.S. $    (Depreciation)
--------------- -------------------- ----------------- -------------- --------------

   1/18/2006    108,459,000.00  EUR   128,564,136.00   127,295,291.00   (1,268,845)

   1/18/2006     12,248,000.00  EUR    14,518,422.00    14,537,359.00       18,937

   1/18/2006      8,984,000.00  EUR    10,649,371.00    10,627,578.00      (21,793)

   2/28/2006     39,620,000.00  EUR    47,074,222.92    46,868,083.00     (206,140)
                                                                       -----------

                                                                       $(1,477,841)
                                                                       ===========

               CAD - Canadian Dollar     MXP - Mexican Peso
               CHF - Swiss Franc         PEN - Peruvian Nuevo Sol
               CLP - Chilean Peso        PLN - Polish Zloty
               CNY - China Yuan Renminbi RUB - Russian Ruble
               EUR - Euro                SGD - Singapore Dollar
               GBP - British Pound       SKK - Slovakian Koruna
               INR - Indian Rupee        TWD - Taiwan Dollar
               JPY - Japanese Yen
               KRW - South Korean Won

9. OPTIONS

During the year ended December 31, 2005 the following option contracts were written:

                                           Lazard               PIMCO                   PIMCO                     RCM
                                          Mid Cap        Inflation Protected         Total Return          Global Technology
                                         Portfolio          Bond Portfolio            Portfolio                Portfolio
                                    -------------------  -------------------  -------------------------  --------------------
                                    Number of            Number of              Number of                Number of
                                    Contracts  Premium   Contracts  Premium     Contracts     Premium    Contracts   Premium
                                    --------- ---------  --------- ---------  ------------  -----------  --------- ----------
Options outstanding at December 31,
  2004.............................        0  $      --      250   $ 110,391   271,600,508  $ 4,561,605        0   $       --
Options written....................    3,390    258,299    2,488     586,253   272,405,234    3,721,003    6,611    2,144,542
Options bought back................   (3,390)  (258,299)    (646)   (140,968)  (74,002,133)    (945,014)  (1,032)    (944,025)
Options closed and expired.........       --         --   (1,958)   (511,096) (271,603,379)  (5,470,513)    (536)     (46,681)
Options exercised..................       --         --       --          --            --           --     (151)     (45,910)
                                     -------  ---------   ------   ---------  ------------  -----------   ------   ----------
Options outstanding at December 31,
  2005.............................  $    --  $      --      134   $  44,580   198,400,230  $ 1,867,081    4,892   $1,107,926
                                     =======  =========   ======   =========  ============  ===========   ======   ==========

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005

10. SWAP AGREEMENTS

Open swap agreements at December 31, 2005, were as follows:

PIMCO INFLATION PROTECTED BOND PORTFOLIO

                Expiration
Notional Amount    Date                               Description                               Value
--------------- ---------- ------------------------------------------------------------------ --------

 1,000,000  USD 6/20/2006  Agreement with J.P. Morgan Chase Bank dated 4/27/2005 to           $(12,319)
                           receive quarterly the notional amount multiplied by 2.80% and to pay par in the event of default of General Motors Acceptance Corp.
                           6.875% due 8/28/2012.

 1,000,000  USD 6/20/2006  Agreement with Morgan Stanley Capital Services, Inc., dated          (7,523)
                           5/19/2005 to receive quarterly the notional amount multiplied by
                           3.83% and to pay par in the event of default of General Motors
                           Acceptance Corp. 6.875% due 8/28/2012.

 1,000,000  USD 6/20/2006  Agreement with Goldman Sachs International dated 5/31/2005 to        (7,663)
                           receive quarterly the notional amount multiplied by 3.80% and to pay par in the event of default of General Motors Acceptance Corp.
                           6.875% due 8/28/2012.

 1,500,000  USD 6/20/2006  Agreement with Goldman Sachs International dated 6/29/2005 to       (95,885)
                           receive quarterly the notional amount multiplied by 3.10% and to pay par in the event of default of General Motors Corp. 7.125%
                           due 7/15/2013.

 4,500,000  USD 6/21/2006  Agreement with Lehman Brothers dated 12/9/2005 to receive           (14,075)
                           semi-annually the notional amount multiplied by 3 month USD-
                           LIBOR-BBA and to pay semi-annually notional amount multiplied by 5.00%.

40,000,000  USD 6/21/2006  Agreement with Morgan Stanley Capital Services, Inc. dated           95,205
                           12/12/2005 to pay quarterly the notional amount multiplied by the
                           3 month USD-LIBOR-BBR and to receive annually the notional amount multiplied by 5.00%.

   400,000  USD 9/20/2006  Agreement with Morgan Stanley Capital Services, Inc., dated         (10,291)
                           9/20/2005 to receive quarterly the notional amount multiplied by
                           1.80% and to pay par in the event of default of General Motors
                           Acceptance Corp. 6.875% due 8/28/2012.

   100,000  USD 9/20/2006  Agreement with Morgan Stanley Capital Services, Inc., dated          (2,643)
                           9/20/2005 to receive quarterly the notional amount multiplied by
                           1.70% and to pay par in the event of default of General Motors
                           Acceptance Corp. 6.875% due 8/28/2012.

 2,700,000  USD 9/20/2007  Agreement with Morgan Stanley Capital Services, Inc., dated        (120,489)
                           8/16/2005 to receive quarterly the notional amount multiplied by
                           2.45% and to pay par in the event of default of General Motors
                           Acceptance Corp. 6.875% due 8/28/2012.

 5,200,000  USD 6/21/2008  Agreement with Goldman Sachs Capital Markets, L.P., dated            12,377
                           12/13/2005 to pay semi-annually the notional amount multiplied by the 6 month USD-LIBOR-BBA and to receive semi-annually the notional amount multiplied by 5.00%.

 5,100,000  USD 6/21/2011  Agreement with Lehman Brothers dated 12/14/2005 to receive          (23,321)
                           semi-annually the notional amount multiplied by 3 month USD-
                           LIBOR-BBA and to pay semi-annually notional amount multiplied by 5.00%.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005

10. SWAP AGREEMENTS - CONTINUED

                Expiration
Notional Amount    Date                               Description                                Value
--------------- ---------- ------------------------------------------------------------------ ----------

 6,200,000  USD 6/21/2013  Agreement with Lehman Brothers dated 1/17/2006 to receive             (31,228)
                           semi-annually the notional amount multiplied by 3 month USD-
                           LIBOR-BBA and to pay semi-annually notional amount multiplied by 5.00%.

   100,000  USD 6/21/2016  Agreement with Morgan Stanley Capital Services, Inc. dated               (313)
                           12/2/2005 to pay quarterly the notional amount multiplied by the
                           3 month USD-LIBOR-BBR and to receive annually the notional amount multiplied by 5.00%.

15,600,000  USD 6/21/2016  Agreement with Bank of America N.A., dated 12/6/2005 to receive       (48,795)
                           semi-annually the notional amount multiplied by 3 month USD-
                           LIBOR-BBA and to pay semi-annually the notional amount
                           multiplied by 5.00%.

18,000,000  USD 6/21/2016  Agreement with J.P. Morgan Chase Bank dated 12/15/2005 to             (56,302)
                           receive semi-annually the notional amount multiplied by the 3 month USD-LIBOR-BBA and to pay semi-annually the notional
                           amount multiplied by 5.00%.

47,400,000  USD 6/21/2016  Agreement with Goldman Sachs International dated 12/5/2005 to        (148,261)
                           receive semi-annually the notional amount multiplied by USD-
                           LIBOR-BBA and to pay semi-annually the notional amount
                           multiplied by 5.00%

 9,400,000  EUR 6/17/2015  Agreement with Goldman Sachs Capital Markets, L.P. dated             (959,000)
                           8/5/2005 to pay annually the notional amount multiplied by 4.50%
                           and to receive annually the notional amount multiplied by the 6 month EUR-EURIBOR-Telerate.

22,200,000  EUR 6/17/2015  Agreement with J.P. Morgan Chase Bank dated 4/27/2004 to pay        3,317,932
                           annually the notional amount multiplied by the 6 month EUR-
                           EURIBOR-Telerate and to receive annually the notional amount multiplied by 5%.

10,000,000  GBP 6/15/2008  Agreement with J.P. Morgan Chase Bank dated 10/4/2004 to pay          155,556
                           semi-annually the notional amount multiplied by the 6 month GBP-
                           LIBOR-BBA and to receive semi-annually the notional amount multiplied by 5%.
                                                                                              ----------

                                                                                              $2,042,962
                                                                                              ==========


PIMCO TOTAL RETURN PORTFOLIO

                Expiration
Notional Amount    Date                               Description                                Value
--------------- ---------- ------------------------------------------------------------------ ----------

   800,000  USD 6/20/2006  Agreement with Morgan Stanley Capital Services, Inc. dated             $1,089
                           6/09/2005 to receive semi-annually the notional amount
                           multiplied by 0.58% and to pay par in the event of default of
                           Russion Federation 5.00% due 3/31/2030.

 1,000,000  USD 6/20/2006  Agreement with J.P. Morgan Chase Bank dated 5/12/2005 to              (11,853)
                           receive quarterly the notional amount multiplied by 2.90% and to pay par in the event of default of General Motors Acceptance Corp.
                           6.875% due 8/28/2012.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005

10. SWAP AGREEMENTS - CONTINUED

                Expiration
Notional Amount    Date                               Description                               Value
--------------- ---------- ------------------------------------------------------------------ --------

1,000,000  USD   6/20/2006 Agreement with Morgan Stanley Capital Services, Inc. dated          (11,853)
                           5/19/2005 to receive quarterly the notional amount multiplied by
                           2.90% and to pay par in the event of default of General Motors
                           Acceptance Corp. 6.875% due 8/28/2012.

2,000,000  USD   6/20/2006 Agreement with J.P. Morgan Chase Bank dated 5/11/2005 to            (17,433)
                           receive quarterly the notional amount multiplied by 3.20% and to pay par in the event of default of Ford Motors Credit Co. 7.00%
                           due 10/01/2013.

4,000,000  USD   6/20/2006 Agreement with J.P. Morgan Chase Bank dated 4/27/2005 to            (49,275)
                           receive quarterly the notional amount multiplied by 2.80% and to pay par in the event of default of General Motors Acceptance Corp.
                           6.875% due 8/28/2012.

2,800,000  USD   9/20/2006 Agreement with Lehman Brothers Specials Financing, Inc. dated       (74,977)
                           7/26/2005 to receive quarterly the notional amount multiplied by
                           1.65% and to pay par in the event of default of General Motors
                           Acceptance Corp. 6.875% due 8/28/2012.

4,100,000  USD   3/20/2007 Agreement with Merrill Lynch International, dated 4/26/2005 to       11,901
                           receive semi-annually the notional amount multiplied by 0.61%
                           and to pay par in the event of default of Russian Federation 5.00%
                           (step-up) due 3/31/2030.

  600,000  USD   5/20/2007 Agreement with J.P. Morgan Chase Bank dated 6/6/2005 to receive       3,191
                           semi-annually the notional amount multiplied by 0.77% and to pay par in the event of default of Russian Federation 2.250% due
                           3/31/2030.

1,800,000  USD   6/20/2007 Agreement with J.P. Morgan Chase Bank dated 4/5/2005 to receive    (268,951)
                           quarterly the notional amount multiplied by 4.60% and to pay par in the event of default of General Motors Corp. 7.125% due
                           7/15/2013.

  400,000  USD   9/20/2008 Agreement with Morgan Stanley Capital Services, Inc., dated           3,448
                           9/26/2005 to receive semi-annually the notional amount
                           multiplied by 1.20% and to pay par in the event of default of
                           Republic of Columbia 10.375% due 01/28/2033.

  300,000  USD  12/20/2008 Agreement with J.P. Morgan Chase Bank dated 2/12/2004 to pay        (10,052)
                           quarterly the notional amount multiplied by 1.35% and to receive par in the event of default of Capital One Financing Corporation
                           8.750% due 2/1/2007.

1,200,000  USD  12/20/2008 Agreement with Lehman Brothers dated 10/14/2003 to pay              (23,514)
                           quarterly the notional amount multiplied by 0.97% and to receive par in the event of default of Goodrich Corporation 7.625% due
                           12/15/2012.

1,200,000  USD  12/20/2008 Agreement with Lehman Brothers dated 10/14/2003 to pay              (13,181)
                           quarterly the notional amount multiplied by 0.53% and to receive par in the event of default of Lockheed Martin Corporation 8.20%
                           due 12/1/2009.

1,200,000  USD  12/20/2008 Agreement with Lehman Brothers dated 10/14/2003 to pay              (11,715)
                           quarterly the notional amount multiplied by 0.48% and to receive par in the event of default of Northrop Grumman Corporation
                           7.125% due 2/15/2011.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005

10. SWAP AGREEMENTS - CONTINUED

                 Expiration
Notional Amount     Date                                Description                               Value
---------------  ---------- ------------------------------------------------------------------- ---------

    500,000  USD  9/20/2010 Agreement with Merrill Lynch International dated 7/27/2005 to         (31,389)
                            receive quarterly the notional amount multiplied by 3.80% and to pay par in the event of default of Ford Motor Credit Co. 7.00% due
                            10/1/2013.

  2,500,000  USD  9/20/2010 Agreement with Lehman Brothers dated 10/7/2005 to pay semi-           (87,157)
                            annually the notional amount multiplied by 2.26% and to receive par in the event of default of Republic of Turkey 11.875% due
                            1/15/2030.

  1,000,000  USD 10/20/2010 Agreement with Lehman Brothers dated 9/29/2005 to pay semi-           (27,649)
                            annually the notional amount multiplied by 2.11% and to receive par in the event of default of Republic of Turkey 11.875% due
                            1/15/2030.

  1,300,000  USD 10/20/2010 Agreement with Morgan Stanley Capital Services, Inc. dated            (41,537)
                            11/05/2005 to pay semi-annually the notional amount multiplied by 2.20% and to receive par in the event of default of Republic of
                            Turkey 11.875% due 1/15/2030.

  3,300,000  USD 12/20/2010 Agreement with Lehman Brothers dated 10/11/2005 to pay                (33,546)
                            quarterly the notional amount multiplied by 2.00% and to receive par in the event of default of underlying sovereign entities of the
                            Dow Jones CDX.NA.XO.5 Index.

 20,500,000  USD 10/20/2010 Agreement with Bank of America N.A., dated 9/28/2005 to receive      (208,391)
                            quarterly the notional amount multiplied by 2.00% and to pay par in event of default of underlying sovereign entities of the Dow
                            Jones CDX.NA.XO.5 Index.

  4,800,000  USD  6/20/2010 Agreement with Morgan Stanley Capital Services, Inc., dated           194,377
                            4/14/2005 to receive semi-annually the notional amount
                            multiplied by 2.10% and to pay par in event of default of
                            underlying sovereign entities of the Dow Jones CDX Emerging
                            Markets Index.

 27,700,000  USD  6/21/2011 Agreement with Lehman Brothers dated 12/13/2005 to pay semi-          126,666
                            annually the notional amount multiplied by 3 month USD-LIBOR-
                            BBA and to receive semi-annually notional amount multiplied by
                            5.00%.

236,400,000  USD  6/21/2011 Agreement with Bank of America N.A., dated 12/16/2005 to pay        1,081,003
                            semi-annually the notional amount multiplied by 3 month USD-
                            LIBOR-BBA and to receive semi-annually the notional amount multiplied by 5.00%.

  5,800,000  USD  6/21/2016 Agreement with J. P. Morgan Chase Bank, dated 12/15/2005 to           (18,142)
                            receive semi-annually the notional amount multiplied by 3 month
                            USD-LIBOR-BBA and to pay semi-annually the notional amount multiplied by 5.00%.

 16,900,000  USD  6/21/2016 Agreement with Bank of America N.A., dated 12/6/2005 to receive       (52,861)
                            semi-annually the notional amount multiplied by 3 month USD-
                            LIBOR-BBA and to pay semi-annually the notional amount
                            multiplied by 5.00%.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005

10. SWAP AGREEMENTS - CONTINUED

                   Expiration
Notional Amount       Date                              Description                               Value
---------------    ---------- ---------------------------------------------------------------- ----------

   41,600,000  USD  6/21/2016 Agreement with Lehman Brothers dated 12/9/2005 to receive          (130,119)
                              semi-annually the notional amount multiplied by 3 month USD-
                              LIBOR-BBA and to pay semi-annually notional amount multiplied by 5.00%.

  258,000,000  JPY  6/15/2012 Agreement with Goldman Sachs Capital Markets, L.P., dated          (111,037)
                              8/24/2004 to receive semi-annually the notional amount
                              multiplied by the 6 month JPY-LIBOR-BBA and to pay semi-
                              annually the notional amount multiplied by 2.00%.

2,000,000,000  JPY  6/15/2012 Agreement with Goldman Sachs Capital Markets, L.P., dated          (860,750)
                              8/3/2005 to receive semi-annually the notional amount multiplied by the 6 month JPY-LIBOR-BBR and to pay sem-annually the
                              notional amount multiplied by 2.00%.

   25,000,000  EUR 12/15/2014 Agreement with J.P.Morgan Chase Bank, Inc. dated 11/16/2005 to   (1,358,436)
                              receive annually the notional amount multiplied by the 6 month
                              EUR-EURIBOR-Telerate and to pay annually the notional amount multiplied by 4.00%.

   94,700,000  EUR  6/16/2014 Agreement with Morgan Stanley Capital Services, Inc. dated       (5,081,885)
                              3/16/2005 to receive semi-annually the notional amount
                              multiplied by 5.00% and pay semi-annually multiplied by the 6 month EUR-EURIBOR-Telerate.

    2,600,000  EUR  6/17/2015 Agreement with J.P. Morgan Chase Bank dated 6/21/2005 to           (265,256)
                              receive annually the notional amount multiplied by the 6 month
                              EUR-EURIBOR-Telerate and to pay annually the notional amount multiplied by 4.50%.

   14,100,000  GBP  5/15/2016 Agreement with Merrill Lynch Capital Services, Inc., dated       (2,220,044)
                              11/15/2005 to receive semi-annually the notional amount
                              multiplied by the 6 month GBP-LIBOR-BBA and pay semi-annually the notional amount multiplied by 5.00%

   16,200,000  GBP  6/15/2016 Agreement with Merrill Lynch Capital Services, Inc., dated        1,219,965
                              11/15/2005 to receive semi-annually the notional amount
                              multiplied by 5.00% and to pay semi-annually the notional amount multiplied by the 6 month GBP-LIBOR-BBA.
                                                                                               ----------

                                                                                               (8,379,363)
                                                                                               ==========



EUR - Euro
GBP - British Pound
JPY - Japanese Yen
SEK - Swedish Krona
USD - United States Dollar

11. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the periods ended December 31, 2005 and 2004 were as follows:

                                         Ordinary Income Long-Term Capital Gain      Total
-                                        --------------- ---------------------- ----------------
                                          2005     2004     2005        2004       2005     2004
-                                         -------  ----   -----------   ----    ----------- ----

Met/AIM Small Cap Growth Portfolio       $    --   $--   $10,822,850    $--     $10,822,850 $--

Cyclical Growth ETF Portfolio             71,487    --            --     --          71,487  --

Cyclical Growth and Income ETF Portfolio  39,258    --            --     --          39,258  --

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005

11. DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED

                                               Ordinary Income     Long-Term Capital Gain           Total
-                                          ----------------------- ----------------------- -----------------------
                                              2005        2004        2005        2004        2005        2004
-                                          ----------- ----------- ----------- ----------- ----------- -----------

Goldman Sachs Mid-Cap Value Portfolio      $19,958,326 $ 2,754,228 $ 8,787,001 $        -- $28,745,327 $ 2,754,228

Harris Oakmark International Portfolio       6,157,521      75,188  10,199,548          --  16,357,069      75,188

Janus Aggressive Growth Portfolio                   --          --     819,936          --     819,936          --

Lazard Mid Cap Portfolio                    16,954,128          --  17,832,117          --  34,786,245          --

Legg Mason Value Equity Portfolio                   --          --          --          --          --          --

Lord Abbett America's Value Portfolio           40,236     691,296      88,399     206,401     128,635     897,697

Lord Abbett Bond Debenture Portfolio        69,689,907  42,393,056          --          --  69,689,907  42,393,056

Lord Abbett Growth and Income Portfolio     30,923,010  12,686,365  60,761,683          --  91,684,693  12,686,365

Lord Abbett Growth Opportunities Portfolio     265,896          --   3,988,975          --   4,254,871          --

Lord Abbett Mid-Cap Value Portfolio          2,764,730   1,208,159  11,112,087   6,548,817  13,876,817   7,756,976

MetLife Aggressive Strategy Portfolio        6,470,051     415,966     262,878     264,513   6,732,929     680,479

MetLife Balanced Strategy Portfolio         38,754,270  14,606,246   1,056,753     897,795  39,811,023  15,504,041

MetLife Defensive Strategy Portfolio         3,629,504   2,169,357          --      68,531   3,629,504   2,237,888

MetLife Growth Strategy Portfolio           33,556,016   7,536,446     932,296   1,105,742  34,488,312   8,642,188

MetLife Moderate Strategy Portfolio         13,969,899   6,421,397          --     295,434  13,969,899   6,716,831

MFS Research International Portfolio        30,734,372   1,492,983  22,914,081          --  53,648,453   1,492,983

Neuberger Berman Real Estate Portfolio              --   9,887,285     677,197      67,672     677,197   9,954,957

Oppenheimer Capital Appreciation Portfolio   5,834,260  22,602,474   5,599,872  24,825,441  11,434,132  47,427,915

PIMCO Inflation Protected Bond Portfolio     1,500,102  44,049,051      66,877      52,200   1,566,979  44,101,251

PIMCO Total Return Portfolio                   488,706  96,677,207  13,857,166          --  14,345,872  96,677,207

Met/Putnam Capital Opportunities Portfolio     121,974          --          --          --     121,974          --

RCM Global Technology Portfolio              1,349,811     152,842     250,251          --   1,600,062     152,842

Third Avenue Small Cap Value Portfolio         906,001   9,110,042   1,550,917   5,228,107   2,456,918  14,338,149

T. Rowe Price Mid-Cap Growth Portfolio              --          --  15,056,102          --  15,056,102          --

Turner Mid-Cap Growth Portfolio              1,969,639          --   5,347,971          --   7,317,610          --

Van Kampen Comstock Portfolio               17,136,862          --          --          --  17,136,862          --

As of December 31, 2005, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                         Undistributed Undistributed   Unrealized
                                           Ordinary      Long-Term    Appreciation  Loss Carryforwards
                                            Income         Gain      (Depreciation)   and Deferrals       Total
-                                        ------------- ------------- -------------- ------------------ ------------

Met/AIM Small Cap Growth Portfolio        $10,690,344   $31,525,973   $ 63,965,853     $        --     $106,182,170

Cyclical Growth ETF Portfolio                   8,314            --        154,316              --          162,630

Cyclical Growth and Income ETF Portfolio        2,962            --         22,089              --           25,051

Goldman Sachs Mid-Cap Value Portfolio       2,137,188     2,092,859     37,355,988              --       41,586,035

Harris Oakmark International Portfolio     38,766,255    39,099,831    288,413,616              --      306,279,702

Janus Aggressive Growth Portfolio          20,061,282    27,684,296    121,190,512      (4,202,418)     164,733,672

Lazard Mid Cap Portfolio                   16,529,036    26,126,989      5,443,883              --       48,099,908

Legg Mason Value Equity Portfolio                 146           160        155,058              --          155,364

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005

11. DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED

                                           Undistributed Undistributed   Unrealized
                                             Ordinary      Long-Term    Appreciation  Loss Carryforwards
                                              Income         Gain      (Depreciation)   and Deferrals       Total
-                                          ------------- ------------- -------------- ------------------ ------------

Lord Abbett America's Value Portfolio       $ 2,327,817  $    612,412   $  3,371,866     $         --    $  6,312,095

Lord Abbett Bond Debenture Portfolio         84,438,328            --     (8,822,346)     (17,615,381)     58,000,601

Lord Abbett Growth and Income Portfolio      41,609,500   236,253,460    308,265,563      (26,108,235)    560,020,287

Lord Abbett Growth Opportunities Portfolio           --     4,132,757      7,508,966       (3,859,305)      7,782,418

Lord Abbett Mid-Cap Value Portfolio           4,250,815    30,290,467     62,798,301               --      97,339,583

MetLife Aggressive Strategy Portfolio           777,027     4,673,452     55,575,320               --      61,025,799

MetLife Balanced Strategy Portfolio           2,338,613    23,634,001    172,351,125               --     198,323,739

MetLife Defensive Strategy Portfolio            630,984     2,470,116      7,681,645               --      10,782,745

MetLife Growth Strategy Portfolio             3,096,238    21,380,014    215,301,413               --     239,777,665

MetLife Moderate Strategy Portfolio           1,408,241     9,076,153     40,925,337               --      51,409,731

MFS Research International Portfolio         71,841,028    43,010,934    129,685,180      (10,690,365)    233,846,777

Neuberger Berman Real Estate Portfolio       37,919,586    11,514,229     58,158,380               --     107,592,195

Oppenheimer Capital Appreciation Portfolio    3,257,552     9,068,906    104,873,823       (1,063,702)    116,136,579

PIMCO Inflation Protected Bond Portfolio     56,011,938       623,854    (29,732,813)              --      26,902,979

PIMCO Total Return Portfolio                 75,074,684            --    (11,107,641)     (18,386,213)     45,580,830

Met/Putnam Capital Opportunities Portfolio    1,238,519     5,545,794      5,033,921       (5,215,767)     26,602,467

RCM Global Technology Portfolio                      --            --     32,055,708       (7,701,459)     24,354,249

Third Avenue Small Cap Value Portfolio       10,891,504    63,128,055    196,471,642               --     270,491,201

T. Rowe Price Mid-Cap Growth Portfolio        2,981,276    22,828,542    149,109,174               --     174,918,992

Turner Mid-Cap Growth Portfolio                 120,405     2,922,069     33,457,987               --      36,500,461

Van Kampen Comstock Portfolio                13,872,698            --     15,070,466               --      28,943,164

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

12. ACQUISITIONS

On November 22, 2004, Oppenheimer Capital Appreciation Portfolio ("Oppenheimer Capital") acquired all the net assets of Met/Putnam Research Portfolio ("Putnam Research") pursuant to a plan of reorganization approved by Putnam Research shareholders on November 12, 2004. The acquisition was accomplished by a tax-free exchange of 2,275,486 Class A shares of Oppenheimer Capital (valued at $18.4 million) in exchange for the 2,247,483 Class A shares of Putnam Research, 11,866,269 Class B shares of Oppenheimer Capital (valued at $95.5 million) in exchange for the 11,735,069 Class B shares of Putnam Research outstanding on November 19, 2004. Putnam Research Class A net assets at that date ($18.4 million), including $351,527 of unrealized depreciation and approximately $5,793,511 million of accumulated net realized losses, were combined with those of Oppenheimer Capital Class A. Putnam Research Class B net assets at that date ($95.5 million), including $6,305,799 of unrealized appreciation and $2,455,209 million of accumulated net realized gains, were combined with those of Oppenheimer Capital Class B. The aggregate Class A net assets of Oppenheimer Capital and Putnam Research immediately before the acquisition were $16,344,195 and $18,393,156, respectively. The aggregate Class A net assets of Oppenheimer Capital immediately after the acquisition were $34,737,350. The aggregate Class B net assets of Oppenheimer Capital and Putnam Research immediately before the acquisition were $793,696,661 and $95,503,852, respectively. The aggregate Class B net assets of Oppenheimer Capital immediately after the acquisition were $889,200,513.

On November 22, 2004, PIMCO Total Return Portfolio ("Total Return") acquired all the net assets of J.P. Morgan Quality Bond Portfolio ("Quality Bond") pursuant to a plan of reorganization approved by Quality Bond shareholders on November 12, 2004. The acquisition was accomplished by a tax-free exchange of 8,766,781 Class A shares of Total Return (valued at $99.2 million) in exchange for the 8,868,629 Class A shares of Quality Bond, 6,618,814 Class B shares of Total Return (valued at $74.4 million) in exchange for the 6,696,262 Class B shares of Quality Bond. Quality Bond Class A net assets at that date ($99.2 million), including $2,278,057 of unrealized appreciation and approximately $299,976 million of accumulated net realized gains, were combined with those of Total Return Class A. Quality Bond Class B net assets at that date ($74.4 million),

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005


12. ACQUISITIONS - CONTINUED

including $406,911 of unrealized depreciation and $405,123 million of accumulated net realized losses, were combined with those of Total Return Class
B. The aggregate Class A net assets of Total Return and Quality Bond immediately before the acquisition were $220,098,364 and $99,218,491, respectively. The aggregate Class A net assets of Total Return immediately after the acquisition were $319,316,854. The aggregate Class B net assets of Total Return and Quality Bond immediately before the acquisition were $1,095,090,459 and $74,404,338, respectively. The aggregate Class B net assets of Total Return immediately after the acquisition were $1,169,494,797. The merger did not impact Class E net assets of Total Return.

13. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

14. OTHER MATTERS

The following Portfolio reorganizations were approved by the Board of Trustees of the Trust on November 9, 2005. The reorganizations will be presented to the respective shareholders of each of the Portfolios on or about March 14, 2006. If approved by shareholders, each reorganization will occur on or about
May 1, 2006. The proposed reorganizations provide for the acquisition of all the assets of:

    a. Federated Stock Portfolio, a series of The Travelers Series Trust ("TST") in exchange for shares of Lord Abbett Growth and Income Portfolio; and

    b. Mondrian International Stock Portfolio, a series of TST, in exchange for shares of Harris Oakmark International Portfolio.

The following Portfolio reorganizations were approved by the Board of Trustees of the Trust on January 30, 2006. The reorganizations will be presented to the respective shareholders of each of the Portfolios on or about April 12, 2006. If approved by shareholders, each reorganization will occur on or about
May 1, 2006. The proposed reorganizations provide for the acquisition of all the assets of:

    a. Convertible Securities Portfolio, a series of TST, in exchange for shares of Lord Abbett Bond Debenture Portfolio;

    b. Style Focus Series: Small Cap Growth Portfolio, a series of TST in exchange for shares of Met/AIM Small Cap Growth Portfolio; and

    c. MFS Investors Trust Portfolio, a series of Metropolitan Series Fund, Inc., in exchange for shares of Legg Mason Value Equity Portfolio.

The following Portfolio reorganizations will be presented to the Board of Trustees of the Trust on February 15, 2006, for approval. If approved, each reorganization will be presented to shareholders on or about April 12, 2006. If approved by shareholders, the reorganization will occur on or about
May 1, 2006. The proposed reorganizations provide for the acquisition of all if the assets of:

    a. Disciplined Mid Cap Stock Portfolio, a series of TST, in exchange for shares of Batterymarch Mid-Cap Stock Portfolio, a proposed new series of the Trust;

    b. Federated High Yield Portfolio, a series of TST, in exchange for shares of Federated High Yield Portfolio, a proposed new series of the Trust;

    c. Mercury Large Cap Core Portfolio, a series of TST, in exchange for shares of Princeton Large-Cap Core Portfolio, a proposed new series of the Trust;

    d. MFS Value Portfolio, as series of TST, in exchange for shares of MFS Value Portfolio, a proposed new series of the Trust;

    e. Pioneer Fund Portfolio, a series of TST, in exchange for shares of Pioneer Fund Portfolio, a proposed new series of the Trust;

    f. Pioneer Mid Cap Value Portfolio, a series of TST, in exchange for shares of Pioneer Mid-Cap Value Portfolio, a proposed new series of the Trust;

    g. Style Focus Series: Small Cap Value Portfolio, a series of TST, in exchange for shares of Dreman Small-Cap Value Portfolio, a proposed new series of the Trust;

    h. AIM Capital Appreciation Portfolio, a series of TST, in exchange for shares of Met/AIM Capital Appreciation Portfolio, a proposed new series of the Trust;

    i. Pioneer Strategic Income Portfolio, a series of TST, in exchange for shares of Pioneer Strategic Income Portfolio, a proposed new series of the Trust;

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005


14. OTHER MATTERS - CONTINUED


    j. Capital Appreciation Fund in exchange for shares of Janus Capital Appreciation Portfolio, a proposed new series of the Trust;

    k. Managed Asset Trust in exchange for shares of Legg Mason Partners Managed Assets Portfolio, a proposed new series of the Trust; and

    l. The Travelers Growth and Income Stock Account for Variable Annuities in exchange for shares of Batterymarch Growth and Income Portfolio, a proposed new series of the Trust.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Policyholders of the Met Investors Series Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of Met/AIM Small Cap Growth Portfolio, Cyclical Growth ETF Portfolio, Cyclical Growth and Income ETF Portfolio, Goldman Sachs Mid-Cap Value Portfolio, Harris Oakmark International Portfolio, Janus Aggressive Growth Portfolio, Lazard Mid Cap Portfolio (formerly Met/AIM Mid Cap Core Equity Portfolio), Legg Mason Value Equity Portfolio, Lord Abbett America's Value Portfolio, Lord Abbett Bond Debenture Portfolio, Lord Abbett Growth and Income Portfolio, Lord Abbett Growth Opportunities Portfolio, Lord Abbett Mid-Cap Value Portfolio, MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Strategy Portfolio, MFS Research International Portfolio, Neuberger Berman Real Estate Portfolio, Oppenheimer Capital Appreciation Portfolio, PIMCO Inflation Protected Bond Portfolio, PIMCO Total Return Portfolio, Met/Putnam Capital Opportunities Portfolio, RCM Global Technology Portfolio, Third Avenue Small Cap Value Portfolio, T. Rowe Price Mid-Cap Growth Portfolio, Turner Mid-Cap Growth Portfolio, and Van Kampen Comstock Portfolio (the "Portfolios"), of Met Investors Series Trust as of December 31, 2005, and the related statements of operations for the year ended December 31, 2005, and the statements of changes in net assets and financial highlights for each of the respective periods presented. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolios are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each Portfolio of Met Investors Series Trust as of December 31, 2005, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the respective periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
February 17, 2006

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2005


TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."


The Trustees
------------
                                                                                             Number of
                                                                                            Portfolios
                                                                                              in Fund
                            Position(s)  Term of Office                                       Complex
                             Held with   and Length of        Principal Occupation(s)        overseen   Other Directorships
Name, Age and Address        the Trust    Time Served           During Past 5 Years         by Trustee*   Held by Trustee
---------------------      ------------- -------------- ----------------------------------- ----------- --------------------
Elizabeth M. Forget** (39) President and  Indefinite;   Since December 2000, President          67      None
                           Trustee        From          of Met Investors Advisory LLC;
                                          December      since July 2000, Executive Vice
                                          2000 to       President of MetLife Investors
                                          present.      Group, Inc.; from June 1996 to
                                                        July 2000, Senior Vice President of
                                                        Equitable Distributors, Inc. Also,
                                                        most recently Vice President of
                                                        Equitable Life Assurance Society of
                                                        the United States.
Disinterested Trustees
----------------------
Stephen M. Alderman (45)   Trustee        Indefinite;   Since November 1991,                    29      None
                                          From          Shareholder in the law firm of
                                          December      Garfield and Merel, Ltd.
                                          2000 to
                                          present.

Jack R. Borsting (75)      Trustee        Indefinite;   Since 2001, Professor of Business       29      Director, Whitman
                                          From          Administration and Dean                         Education Group,
                                          December      Emeritus, Marshall School of                    Ivax Diagnostics
                                          2000 to       Business, University of Southern                and Los Angeles
                                          present.      California (USC); from 1995-2001                Orthopedic
                                                        Executive Director, Center for                  Hospital. Trustee,
                                                        Telecommunications                              The Rose Hills
                                                        Management, USC; from 1988 to                   Foundation.
                                                        1995, Dean of Marshall School of                Member, Army
                                                        Business, USC.                                  Science Board

Theodore A. Myers (74)     Trustee        Indefinite;   Since 1993, Financial Consultant.       29      None
                                          From
                                          December
                                          2000 to
                                          present.

Tod H. Parrott (67)        Trustee        Indefinite;   Since June 1996, Managing               29      Director, U.S. Stock
                                          From          Partner, Rockaway Partners Ltd.                 Transfer
                                          December      (financial consultants).                        Corporation;
                                          2000 to                                                       Director Bonfire
                                          present.                                                      Foundation.

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2005



TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                    Number of
                                                                                                    Portfolios
                                                                                                     in Fund
                                   Position(s) Term of Office                                        Complex
                                    Held with  and Length of         Principal Occupation(s)         overseen
Name, Age and Address               the Trust   Time Served            During Past 5 Years          by Trustee
---------------------              ----------- -------------- ------------------------------------- ----------
Disinterested Trustees - continued
----------------------------------

     Dawn M. Vroegop*** (39)        Trustee     Indefinite;   From September 1999 to September          29
                                                From          2003, Managing Director, Dresdner
                                                December      RCM Global Investors; from July
                                                2000 to       1994 to July 1999, Director,
                                                present.      Schroder Capital Management
                                                              International.


     Roger T. Wickers (70)          Trustee     Indefinite;   Since 1995, retired; from 1980 to         29
                                                From          1995, Senior Vice President and
                                                December      General Counsel, Keystone Group
                                                2000 to       Inc. and the Keystone Group of
                                                present.      Mutual Funds.


The Executive Officers
----------------------

     Jeffrey A. Tupper (35)         Chief       From August   Since February 2001, Assistant Vice      N/A
                                    Financial   2002 to       President of MetLife Investors
                                    Officer,    present       Insurance Company; from 1997 to
                                    Treasurer                 January 2001, Vice President of
                                                              PIMCO Advisors L.P.

     Michael K. Farrell (53)        Executive   From August   Since July 2002, Chief Executive         N/A
                                    Vice        2002 to       Officer of MetLife Investors Group,
                                    President   present       Inc. and Met Investors Advisory LLC;
                                                              since April 2001, Chief Executive
                                                              Officer of MetLife Resources and
                                                              Senior Vice President of
                                                              Metropolitan Life Insurance
                                                              Company; since January 1990,
                                                              President of Michael K. Farrell
                                                              Associates, Inc. (qualified
                                                              retirement plans for non-profit
                                                              organizations)

     Richard C. Pearson (62)        Vice        From          Since July 2002, President of            N/A
                                    President   December      MetLife Investors Distribution
                                    and         2000 to       Company; since January, 2002,
                                    Secretary   present.      Secretary of Met Investors Advisory
                                                              LLC; since January 2001, Senior
                                                              Vice President, General Counsel and
                                                              Secretary of MetLife Investors
                                                              Group, Inc.; since November 2000,
                                                              Vice President, General Counsel and
                                                              Secretary of Met Investors Advisory
                                                              LLC; from 1998 to November 2000,
                                                              President, Security First Group, Inc.




                                          Principal Occupation(s)        Other Directorships
Name, Age and Address                       During Past 5 Years            Held by Trustee
---------------------              ------------------------------------- -------------------
Disinterested Trustees - continued
----------------------------------

     Dawn M. Vroegop*** (39)       From September 1999 to September      Director, Caywood
                                   2003, Managing Director, Dresdner     Scholl Asset
                                   RCM Global Investors; from July       Management;
                                   1994 to July 1999, Director,          Investment
                                   Schroder Capital Management           Committee Member
                                   International.                        of City College of
                                                                         San Francisco.

     Roger T. Wickers (70)         Since 1995, retired; from 1980 to     From 1995 to
                                   1995, Senior Vice President and       1998, Chairman of
                                   General Counsel, Keystone Group       the Board of
                                   Inc. and the Keystone Group of        Directors of two
                                   Mutual Funds.                         American
                                                                         International Group
                                                                         mutual funds.
The Executive Officers
----------------------

     Jeffrey A. Tupper (35)        Since February 2001, Assistant Vice   N/A
                                   President of MetLife Investors
                                   Insurance Company; from 1997 to
                                   January 2001, Vice President of
                                   PIMCO Advisors L.P.

     Michael K. Farrell (53)       Since July 2002, Chief Executive      N/A
                                   Officer of MetLife Investors Group,
                                   Inc. and Met Investors Advisory LLC;
                                   since April 2001, Chief Executive
                                   Officer of MetLife Resources and
                                   Senior Vice President of
                                   Metropolitan Life Insurance
                                   Company; since January 1990,
                                   President of Michael K. Farrell
                                   Associates, Inc. (qualified
                                   retirement plans for non-profit
                                   organizations)

     Richard C. Pearson (62)       Since July 2002, President of         N/A
                                   MetLife Investors Distribution
                                   Company; since January, 2002,
                                   Secretary of Met Investors Advisory
                                   LLC; since January 2001, Senior
                                   Vice President, General Counsel and
                                   Secretary of MetLife Investors
                                   Group, Inc.; since November 2000,
                                   Vice President, General Counsel and
                                   Secretary of Met Investors Advisory
                                   LLC; from 1998 to November 2000,
                                   President, Security First Group, Inc.

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2005


--------
* The Fund Complex consists of 29 series of the Trust, 39 series of the Travelers Series Trust, Capital Appreciation Fund, High Yield Bond Trust, Managed Assets trust, Money Market Portfolio, The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, Tactical Growth and Income Stock Account for Variable Annuities, tactical Short-Term Bond Account Bond Account for Variable Annuities and Tactical Aggressive Stock Account for Variable Annuities.
** "Interested person" of the Trust (as that term is defined in the 1940 Act).
   Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
*** Prior to September 2005, Ms. Vroegop was an interested person of the Trust as a result of her prior affiliations with RCM Investment Management LLC, the adviser to the RCM Global Technology Portfolio.

Additional information about the Portfolio's trustees and executive officers may be found in the Statement of Additional Information. A copy of the current version of this document is available to you free upon request by contacting the Trust either by mail at Met Investors Series Trust, 5 Park Plaza, Suite 1900 Irvine, CA 92614 or by phone at 1-800-848-3854.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

APPROVAL OF MANAGEMENT AND ADVISORY AGREEMENTS

MANAGEMENT AGREEMENTS

The Board approved the renewal of the Management Agreements with respect to each of the Portfolios discussed below at an in-person meeting held on November 8-9, 2005. In approving the renewal of the Management Agreements with the Manager with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Manager; (2) the performance of the Portfolios managed by the Manager as compared to a peer group and an appropriate index; (3) the Manager's personnel and operation;
(4) the Manager's financial condition; (5) the level and method of computing each Portfolio's management fee; (6) the profitability of the Manager under the Management Agreements; (7) "fall-out" benefits to the Manager and its affiliates (I.E., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth and size on each Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Manager's affiliates, including distribution services. The Disinterested Trustees were advised by independent legal counsel throughout the process. Prior to voting, the Disinterested Trustees reviewed the proposed continuance of the Management Agreements with management and also met in private sessions with their counsel at which no representatives of management were present. The Board considered the performance of each Portfolio as described in the quarterly reports prepared by management, and with respect to certain Portfolios, as also analyzed in reports of Morningstar, Inc. The Board also reviewed a separate report prepared by Lipper Inc. ("Lipper"), an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds. In addition, the Disinterested Trustees also met separately with representatives of Bobroff Consulting, Inc. and Thomas H. Mack & Co., independent third party consultants, at a special board meeting to review a separate report prepared by such consultants, which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including profitability of the Manager and economies of scale.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board, in examining the nature, extent and quality of the services to be provided by the Manager to the Portfolios, recognized the Manager/'/s experience in serving as an investment manager. The Board also noted the extensive responsibilities that the Manager has as investment manager to the Portfolios, including the provision of investment advice to MetLife Defensive Strategy Portfolio, MetLife Moderate Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Growth Strategy Portfolio and MetLife Aggressive Strategy Portfolio (together, the "Asset Allocation Portfolios"), selection of the Advisers for the other Portfolios and oversight of the Advisers' compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they related to the Portfolios. The Board also evaluated the expertise and performance of the personnel overseeing the Advisers, and compliance with each Portfolio's investment restrictions, tax and other requirements.

With respect to the Asset Allocation Portfolios, the Board also noted that the Manager has hired Morningstar, Inc., an independent consultant, to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and to investments in other portfolios of the Trust or of Metropolitan Series Fund, Inc. (the "Underlying Portfolios"), which may assist it with the selection of Underlying Portfolios for inclusion in each Asset Allocation Portfolio. The Manager is responsible for paying the consulting fees.

Based on its consideration and review of the foregoing information, the Board determined that the Portfolios were likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

FEES AND EXPENSES AND PERFORMANCE. The Board gave substantial consideration to the fees payable under the Management Agreements. In this connection, the Board evaluated the Manager's costs and profitability in serving as investment manager to the Portfolios, including the costs associated with the personnel, systems and equipment necessary to manage the Trust and the costs associated with compensating the Advisers. The Board, with the assistance of Bobroff Consulting and Thomas H. Mack & Co., also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's fee. The Board considered the Portfolios' management fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the Portfolios as determined by Lipper, as well as additional comparative information provided by Bobroff Consulting and Thomas H. Mack & Co. Among other comparative information, portfolio expenses were compared to a group of funds in the same investment category as each Portfolio, chosen by Lipper, with similar load structures and that were closest in total portfolio-level assets to each Portfolio (the "peer group"). The Board also noted the Manager's commitment to the expense limitation agreement with certain of the Portfolios. The Board noted that a major component of profitability of the Manager was the difference between the amount the Manager would receive from each Portfolio and what would be paid to the Adviser. In this regard, the Board took into account certain comparative information included in the report prepared by Bobroff Consulting. The Board also reviewed the Manager's unaudited income statements and balance sheet, as well as documentation regarding the profitability of the insurance products, the function of which is supported in part by the Manager's revenues under the Management Agreements, and other information and analysis prepared by the Manager. The Board also considered the payments by certain of the Advisors to the Distributor for participation in certain investment professional activities hosted by the Manager and its affiliates. The Board concluded after extensive discussions with Management that the Manager's profitability was reasonable in light of all relevant factors. After comparing the fees with those of comparable funds as described below and in light of the quality and extent of services to be provided, the costs to be incurred by the Manager, and the other factors considered, the Board concluded that the level of the fees paid to the Manager with respect to each Portfolio was fair and reasonable.

The Board closely reviewed the Portfolios' performance record and the Manager's and Advisers' management styles and long-term performance records with the Portfolios and comparable funds. The Board noted that the Board reviews on a quarterly basis detailed information about the Portfolios' performance results, portfolio composition and investment strategies. As indicated above, the Board also reviewed a separate report prepared by Lipper, which provided a statistical analysis comparing the Portfolios' investment performance to a group of comparable mutual funds in the same investment category as each Portfolio without regard to relative asset levels or channels of distribution (the "peer universe/"/), as well as a separate report analyzing such comparative information prepared by Bobroff Consulting.

ECONOMIES OF SCALE. The Board also considered the effect of the Portfolios' growth and size on their performance and fees, noting that the fee schedules for many of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board considered the effective fees under the Management Agreements for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolios' assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board also considered the fact that the Manager pays the advisory fee out of the management fees it receives from the Portfolios.

The Trustees considered, among other data, the specific factors and related conclusions set forth below with respect to each Portfolio.

LORD ABBETT BOND DEBENTURE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2005, and noted the Portfolio's performance was below that of its Lipper index for the one- and three-year periods and above the index for the five-year period. The Portfolio ranked above the median of its peer universe for the five-year period, and below the median for the one- and three-year periods. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was acceptable, particularly in light of the fact that the investment status of the Portfolio is more conservative than that of many in the peer group, so that cyclical factors may affect performance.

The Board noted that the Portfolio's actual management fees and total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduces the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized. The Board also concluded that the Portfolio may realize additional economies of scale in the future.

PIMCO INFLATION PROTECTED BOND PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2005, and noted the Portfolio's performance was above that of its market index and above the median of its peer universe. The Board reviewed data relative to the Portfolio's exposure to derivatives in connection with its renewal of Management Agreement with respect to the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers/reimbursements) were below and above the median, respectively, of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2006 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees and also noted the fact that the Manager had agreed to limit the Portfolio's net operating expenses. The Board also noted that the Manager pays the advisory fees to the Portfolio's Adviser. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time and that the Portfolio may realize additional economies of scale in the future.

PIMCO TOTAL RETURN PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2005, and noted the Portfolio's performance was above that of its Lipper index for these periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board reviewed data relative to the Portfolio's exposure to derivatives in connection with its renewal of Management Agreement with respect to the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. The Board also noted that the Manager pays the advisory fees to the Portfolio's Adviser. The Board noted that if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time and that the Portfolio may realize additional economies of scale in the future.

GOLDMAN SACHS MID-CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2005, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio ranked above the median of its peer universe for the period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers/reimbursements) were above and below the median, respectively, of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2006 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduces the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized. The Board also concluded that the Portfolio may realize additional economies of scale in the future.

JANUS AGGRESSIVE GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2005, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers/reimbursements) were above the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2006 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduces the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized. The Board also concluded that the Portfolio may realize additional economies of scale in the future.

LORD ABBETT AMERICA'S VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2005, and noted the Portfolio's performance was below that of its Lipper index. The Portfolio ranked below the median of its peer universe for the period. The Board also noted that the Portfolio's performance was in the top quartile of its Morningstar Peer Group for the one-year period, as of September 30, 2005. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers/reimbursements) were below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2006 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduces the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered. The Board also concluded that the Portfolio may realize additional economies of scale in the future.

LORD ABBETT GROWTH AND INCOME PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2005, and noted the Portfolio's performance was below that of its Lipper index for those periods. The Portfolio also ranked below the median of its peer universe for those periods. The Board also analyzed the performance of the Portfolio, as of September 30, 2005, relative to benchmarks and to the Morningstar Peer Group. The Board took into account management's discussion of the Fund's performance. The Board noted management's discussion of the Portfolio's Lipper classification and the Portfolio's benchmark and whether management considered them to be appropriate in view of the Portfolio's investment strategies. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduces the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increased proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized. The Board also concluded that the Portfolio may realize additional economies of scale in the future.

LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2005, and noted the Portfolio's performance was slightly below that of its Lipper index for the one-year period and substantially equal to the index for the three-year period. The Portfolio ranked below the median of its peer universe for both periods. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers/reimbursements) were below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2006 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees and also noted the fact that the Manager had agreed to limit the Portfolio's net operating expenses. The Board noted that the Portfolio's management fee contains breakpoints that reduces the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered. The Board also concluded that the Portfolio may realize additional economies of scale in the future.

LORD ABBETT MID-CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2005, and noted the Portfolio's performance was above that of its Lipper index for the one- and five-year periods and below the index for the three-year period. The Portfolio also ranked above the median of its peer universe for the one- and five-year periods, and below the median for the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduces the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized. The Board also concluded that the Portfolio may realize additional economies of scale in the future.

MET/AIM MID CAP CORE EQUITY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2005, and noted the Portfolio's performance was below that of its Lipper index for those periods. The Portfolio also ranked below the median of its peer universe for those periods. The Board took into account management's discussion of the Portfolio's performance, including a proposal to replace the Portfolio's current Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's Manager is sufficiently addressing the Portfolio's performance matters.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers/reimbursements) were below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2006 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduces the management fee rate on assets above certain specified asset levels. The Board also noted the fact that the Manager had agreed to limit the Portfolio's net operating expenses. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized. The Board also concluded that the Portfolio may realize additional economies of scale in the future.

MET/AIM SMALL CAP GROWTH

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2005, and noted the Portfolio's performance was below that of its Lipper index for those periods. The Portfolio also ranked below the median of its peer universe for those periods. The Board took into account management's discussion of the Portfolio's performance and noted that the Portfolio's current portfolio manager began managing the Portfolio last year. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers/reimbursements) were above the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2006 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduces the management fee rate on assets above certain specified asset levels. The Board also noted the fact that the Manager had agreed to limit the Portfolio's net operating expenses. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered. The Board also concluded that the Portfolio may realize additional economies of scale in the future.

MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2005, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three- and five-year periods. The Portfolio also ranked above the median of its peer universe for the one-year period and below the median for the three- and five-year periods. The Board took into account that the Portfolio had changed to a new Adviser approximately two years ago and noted the Portfolio's recent improved performance. The Board also took into account the Manager's continued monitoring of the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's Manager is sufficiently addressing the Portfolio's performance matters.

The Board noted that the Portfolio's actual management fees and total expenses were above the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that management is adding a breakpoint to the Portfolio's management fee that will reduce the management fee rate on assets above a certain specified asset level. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that economies of scale may be realized if the Portfolio's assets increase, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered. The Board also concluded that the Portfolio may realize additional economies of scale in the future.

NEUBERGER BERMAN REAL ESTATE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2005, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio also ranked above the median of its peer universe for the period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers/reimbursements) were below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2006 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduces the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted the fact that the Manager had agreed to limit the Portfolio's net operating expenses. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized. The Board also concluded that the Portfolio may realize additional economies of scale in the future.

OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2005, and noted the Portfolio's performance was below that of its Lipper index for those periods. The Portfolio also ranked below the median of its peer universe for those periods. The Board took into account management's discussion of the Portfolio's performance, as well as the change in the Portfolio's portfolio manager. The Board also took into account the current asset size of the Portfolio and its effect on expenses and consequently, performance. The Board noted management's continued monitoring of the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the management was sufficiently addressing the Portfolio's performance.

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The Board noted that the Portfolio's actual management fees and total expenses
(net of applicable expense waivers/reimbursements) were below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2006 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduces the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized. The Board also concluded that the Portfolio may realize additional economies of scale in the future.

RCM GLOBAL TECHNOLOGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2005, and noted the Portfolio's performance was below that of its Lipper index for those periods. The Portfolio also ranked below the median of its peer universe for those periods. The Board noted the Adviser had been newly appointed in January 2005 and that the performance for period prior to that date did not reflect that of the current Adviser. The Board concluded that, based upon the performance of the new Adviser, the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers/reimbursements) were above the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2006 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduces the management fee rate on assets above certain specified asset levels. The Board also noted the fact that the Manager had agreed to limit the Portfolio's net operating expenses. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. . The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered. The Board also concluded that the Portfolio may realize additional economies of scale in the future.

THIRD AVENUE SMALL CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2005, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio ranked above the median of its peer universe for those periods. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers/reimbursements) were below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2006 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduces the management fee rate on assets above certain specified asset levels. The Board also noted the fact that the Manager had agreed to limit the Portfolio's net operating expenses. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered. The Board also concluded that the Portfolio may realize additional economies of scale in the future.

T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2005, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio also ranked above the median of its peer universe for those periods. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers/reimbursements) were above the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2006 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that although the Portfolio's management fee does not currently include breakpoints, the Manager had agreed to limit the Portfolio's net operating expenses and was currently waving a portion of its management fee. The Board also noted that the Manager pays the advisory fees to the Portfolio's Adviser. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets

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increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time and that the Portfolio may realize additional economies of scale in the future.

TURNER MID-CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2005, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio also ranked above the median of its peer universe for the period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers/reimbursements) were above and below the median, respectively, of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2006 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduces the management fee rate on assets above certain specified asset levels. The Board also noted the fact that the Manager had agreed to limit the Portfolio's net operating expenses. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered. The Board also concluded that the Portfolio may realize additional economies of scale in the future.

HARRIS OAKMARK INTERNATIONAL PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2005, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio also ranked at the top of its peer universe for periods. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers/reimbursements) were below and above the median, respectively, of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2006 to limit the Portfolio's net operating expenses. The Board also noted that the Portfolio's management fee is being reduced. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that that the management fee is being reduced and that management is adding a breakpoint to the management fee that will reduce the management fee rate on assets above a certain specified asset level. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized. The Board also concluded that the Portfolio may realize additional economies of scale in the future.

MFS RESEARCH INTERNATIONAL PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2005, and noted the Portfolio's performance was below that of its Lipper index for those periods. The Portfolio also ranked below the median of its peer universe for those periods. The Board took into account management's discussion of the Fund's performance. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers/reimbursements) were above the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2006 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduces the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted the fact that the Manager had agreed to limit the Portfolio's net operating expenses. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized. The Board also concluded that the Portfolio may realize additional economies of scale in the future.

METLIFE AGGRESSIVE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the year-to-date ended July 31, 2005, and noted the Portfolio's performance was substantially the same as that of its Lipper index and ranked above the median of its performance peer universe. Based

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on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers/reimbursements) were the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2006 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio are based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduces the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized. The Board also concluded that the Portfolio may realize additional economies of scale in the future.

METLIFE BALANCED STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the year-to-date ended July 31, 2005, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its performance peer universe for the period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers/reimbursements) were below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2006 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio are based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduces the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized. The Board also concluded that the Portfolio may realize additional economies of scale in the future.

METLIFE DEFENSIVE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the year-to-date ended July 31, 2005, and noted the Portfolio's performance was above that of its Lipper index and ranked below the median of its peer universe for the period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers/reimbursements) were below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2006 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio are based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduces the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized. The Board also concluded that the Portfolio may realize additional economies of scale in the future.

METLIFE GROWTH STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the year-to-date ended July 31, 2005, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe for the period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers/reimbursements) were directly at and below the median, respectively, of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2006 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of

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services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio are based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduces the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized. The Board also concluded that the Portfolio may realize additional economies of scale in the future.

METLIFE MODERATE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the year-to-date ended July 31, 2005, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe for the period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers/reimbursements) were below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2006 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio are based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduces the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized. The Board also concluded that the Portfolio may realize additional economies of scale in the future.

CONCLUSION. In considering the renewal of the Management Agreements, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Management Agreements with respect to each Portfolio.

CYCLICAL GROWTH ETF PORTFOLIO AND CYCLICAL GROWTH AND INCOME PORTFOLIO

At a meeting of the Board of Trustees held on August 11, 2005, the Board of Trustees, including the Disinterested Trustees, initially approved investment advisory agreements (the "Advisory Agreements") with respect to the Cyclical Growth ETF Portfolio and Cyclical Growth and Income Portfolio (the "Portfolios") between the Manager and Gallatin Asset Management, Inc. ("Gallatin")

The Board of Trustees initially approved the Advisory Agreement between the Manager and Gallatin for each Portfolio based on a number of factors relating to Gallatin's ability to perform under the Advisory Agreements. These factors included: Gallatin's management style and the long-term performance record of its affiliates with comparable accounts; Gallatin's current level of staffing and its overall resources; Gallatin's financial condition; and Gallatin's compliance systems and any disciplinary history. The Board noted Gallatin's limited operating history as a newly formed subsidiary of A.G. Edwards, Inc. and also took into account information that they had considered at a previous board meeting with respect to the portfolio management team and its resources. The Board took into account Gallatin's experience in investing in ETFs through comparable accounts the investment personnel of Gallatin manages through the A.G. Edwards Allocation Advisors Program. In this regard, the Board was provided with various performance data including a comparison of the comparable accounts' performance to various benchmarks. Among other performance data, the Board noted that the Cyclical Asset Allocation Portfolios Plus- Growth & Taxable Income, which has investment objectives, policies and strategies that are substantially similar to those of the Cyclical Growth and Income ETF Portfolio outperformed its blended benchmark for the one- and three-year periods and since inception as of March 31, 2005 and that the Cyclical Asset Allocation Portfolios Plus- Growth, which has investment objectives, policies and strategies that are substantially similar to those of Cyclical Growth ETF Portfolio, outperformed its blended benchmark for the one-year period and since inception as of March 31, 2005 and was comparable to its benchmark for the three-year period ended March 31, 2005.

The Board gave substantial consideration to the fees payable under the Investment Advisory Agreement. In this connection, the Board evaluated Gallatin's costs and profitability (to the extent practicable) in serving as an Adviser to the Portfolios, including the costs associated with the personnel, systems and equipment necessary to perform its functions. The Board also examined the fees paid to Gallatin in light of fees paid to other investment advisers by comparable funds and the method of computing Gallatin's fee. After comparing the fees with those of comparable funds and in light of the quality and extent of services to be provided, and the costs to be incurred, by Gallatin, the Board concluded that the fee paid to Gallatin with respect to each Portfolio was fair and reasonable. The Board also concluded that the advisory fee charged under the Investment Advisory Agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the advisory agreement with respect to the underlying funds in which the Portfolio invests.

In considering the profitability to Gallatin of its relationship with the Portfolio, the Board noted that the fees under the Advisory Agreement were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board also relied on the ability of the Manager to

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negotiate the Advisory Agreement and the fees thereunder at arm's length. In addition, the Board noted that the terms of the Advisory Agreement and fees payable thereunder were comparable to the terms of advisory arrangements with other institutional clients of Gallatin. For each of the above reasons, the profitability to Gallatin from its relationship with the Portfolio was a not a material factor in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in Gallatin's management of the Portfolio to be a material factor in its consideration, although it was noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rate on assets above specified levels.

The Board also noted that Gallatin will generally not utilize soft dollars to purchase research but selects brokers primarily on the basis of their execution capabilities. Further, the Board recognized that Gallatin to the Portfolios is affiliated with registered broker-dealers and these broker-dealers may from time to time execute transactions on behalf of the Portfolios. The Board noted, however, that Gallatin must select brokers who meet the Trust's requirements for best execution. The Board concluded that the benefits accruing to Gallatin and its affiliates by virtue of Gallatin's relationship to the Portfolios are fair and reasonable.

Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of Gallatin, the Board determined approval of each Advisory Agreement was in the best interests of the respective Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent legal counsel, approved the Investment Advisory Agreement with respect to each Portfolio.

LEGG MASON VALUE EQUITY PORTFOLIO

At a meeting of the Board of Trustees of the Trust held on August 11, 2005, the Board of Trustees, including the Disinterested Trustees, initially approved the Management Agreement between the Trust and the Manager with respect to the Legg Mason Value Equity Portfolio (the "Portfolio") and an investment advisory agreement with respect to the Portfolio (the "Advisory Agreement") between the Manager and Legg Mason Capital Management, Inc. ("Legg Mason").

In approving the Management Agreement with the Manager with respect to the Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, quality, and extent of the services to be provided to the Portfolio by the Manager; (2) the performance of comparable funds managed by the Manager as compared to a peer group and an appropriate index;
(3) the Manager's personnel and operations; (4) the Manager's financial condition; (5) the level and method of computing the Portfolio's management fee; (6) the anticipated profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (i.e., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth and size on the Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolio by the Manager's affiliates, including distribution services. The Disinterested Trustees were advised by independent legal counsel throughout the process.

The Board, in examining the nature and quality of the services to be provided by the Manager to the Portfolio, recognized the Manager's experience in serving as an investment manager. The Board also noted the extensive responsibilities that the Manager has as investment manager to the Portfolio, including the selection of the Adviser for the Portfolio and oversight of the Adviser's compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolio. Based on its consideration and review of the foregoing information, the Board determined that the Portfolio was likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

The Board also evaluated the expertise and performance of the personnel who would be overseeing the Adviser, and compliance with the Portfolio's investment restrictions, tax and other requirements.

The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board evaluated the Manager's costs and profitability in serving as investment manager to the Portfolio, including the costs associated with the personnel, systems and equipment necessary to manage the Trust and the costs associated with compensating the Adviser. The Board also examined the fees to be paid by the Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing the Portfolio's fee. The Board noted that the proposed management fee was higher while the total expense ratio was below the median of the peer group for the Portfolio selected by an independent third party. The Board also noted the Manager's commitment to the expense limitation agreement with the Portfolio. After comparing the fees with those of comparable funds and in light of the quality and extent of services to be provided, and the costs to be incurred, by the Manager, the Board concluded that the level of the fees to be paid to the Manager with respect to the Portfolio was fair and reasonable. The Board also concluded that the Manager's level of profitability from its relationship with the Portfolio was reasonable.

The Board noted that the management fee schedule for the Portfolio contains breakpoints that reduce the fee rate on assets above specified levels. The Board considered the effective fees under the Management Agreement as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board also considered the fact that the Manager pays the advisory fees out of the management fees it receives from the Portfolio.

Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of the Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent legal counsel, approved the Management Agreement with respect to the Portfolio.

The Board of Trustees approved the Advisory Agreement between the Manager and Legg Mason based on a number of factors relating to Legg Mason's ability to perform under the Advisory Agreement. These factors included: Legg Mason's management style and long-term performance record with comparable funds; Legg Mason's current level of staffing and its overall resources; Legg Mason's financial condition; and Legg Mason's compliance systems and any disciplinary history. The Disinterested Trustees were advised by independent legal counsel throughout the process.

The Board gave substantial consideration to the fees payable under the Advisory Agreement. In this connection, the Board evaluated Legg Mason's costs and profitability (to the extent practicable) in serving as an Adviser to the Portfolio, including the costs associated with the personnel, systems and equipment necessary to perform its functions. The Board also examined the fees to be paid to Legg Mason in light of fees paid to other investment advisers by comparable funds and the method of computing the Adviser's fee. The Board also noted that the fees payable under the Advisory Agreement were comparable to the terms of advisory arrangements with other institutional clients of the Adviser. After comparing the fees with those of comparable funds and in light of the quality and extent of services to be provided, and the costs to be incurred, by Legg Mason, the Board concluded that the fee to be paid the Adviser with respect to the Portfolio was fair and reasonable.

The Board also noted that Legg Mason, through its relationship as an Adviser to the Portfolio, may engage in soft dollar transactions for proprietary research or brokerage services. While Legg Mason selects brokers primarily on the basis of their execution capabilities, the direction of transactions may at times be based on the quality and amount of research such brokers provide. Further, the Board recognized that Legg Mason is affiliated with registered broker-dealers and these broker-dealers may from time to time execute transactions on behalf of the Portfolio. The Board noted, however, that the Adviser must select brokers who meet the Trust's requirements for best execution. The Board concluded that the benefits accruing to Legg Mason and its affiliates by virtue of the Adviser's relationship to the Portfolio are fair and reasonable.

In approving the Advisory Agreement, the Board especially reviewed Legg Mason's management style and long-term performance record with comparable funds. The Board noted that the Legg Mason Value Trust, which is also advised by Legg Mason, has substantially similar investment objectives, policies, and strategies as the Portfolio. As of June 30, 2005, the Legg Mason Value Trust had outperformed the Lipper Large Cap Core Universe as well as the S&P 500 Index over the one-, three-, five- and ten-year periods, and had generally strong performance since its inception.

In considering the profitability to the Adviser of its relationship with the Portfolio, the Board noted that the fees under the Advisory Agreement were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board also relied on the ability of the Manager to negotiate the Advisory Agreement and the fees thereunder at arm's length. In addition, the Board noted that the terms of the Advisory Agreement and fees payable thereunder were comparable to the terms of advisory arrangements with other institutional clients of the Adviser. For each of the above reasons, the profitability to the Adviser from its relationship with the Portfolio was a not a material factor in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Adviser's management of the Portfolio to be a material factor in its consideration, although it was noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rate on assets above specified levels.

In connection with these considerations, the Board of Trustees determined that a sub-advisory arrangement between the Manager and Legg Mason was in the best interests of the Portfolio and its shareholders. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of Legg Mason with comparable funds, the Board (including a majority of Disinterested Trustees) determined approval of the Advisory Agreement was in the best interests of the Portfolio.

LAZARD MID-CAP PORTFOLIO

As a meeting of the Board of Trustees held on November 9, 2005, the Board of Trustees, including the Disinterested Trustees, initially approved an investment advisory agreement (the "Advisory Agreement") with respect to the Lazard Mid-Cap Portfolio (the "Portfolio") between the Manager and Lazard Asset Management LLC ("Lazard").

The Board of Trustees approved the Advisory Agreement between the Manager and Lazard based on a number of factors relating to Lazard's ability to perform under the Advisory Agreement. These factors included: Lazard's management style and long-term performance record with comparable funds; Lazard's current level of staffing and its overall resources; Lazard's financial condition; and Lazard's compliance systems and any disciplinary history. The Disinterested Trustees were advised by independent legal counsel throughout the process.

The Board gave substantial consideration to the fees payable under the Advisory Agreement. In this connection, the Board evaluated Lazard's costs and profitability (to the extent practicable) in serving as an Adviser to the Portfolio, including the costs associated with the personnel, systems and equipment necessary to perform its functions. The Board also examined the fees to be paid to Lazard in light of fees paid to other investment advisers by comparable funds and the method of computing the Adviser's fee. The Board also noted that the fees payable under the Advisory Agreement were comparable to the terms of advisory arrangements with other institutional clients of the Adviser. After comparing the fees with those of comparable funds and in light of the quality and extent of services to be provided, and the costs to be incurred, by Lazard, the Board concluded that the fee to be paid the Adviser with respect to the Portfolio was fair and reasonable.

The Board also noted that Lazard, through its relationship as an Adviser to the Portfolio, may engage in soft dollar transactions for proprietary research or brokerage services. While Lazard selects brokers primarily on the basis of their execution capabilities, the direction of transactions may at times be based on the quality and amount of research such brokers provide. Further, the Board recognized that Lazard is affiliated with registered broker-dealers and these broker-dealers may from time to time execute transactions on behalf of the Portfolio. The Board noted, however, that the Adviser must select brokers who meet the Trust's requirements for best execution. The Board concluded that the benefits accruing to Lazard and its affiliates by virtue of the Adviser's relationship to the Portfolio are fair and reasonable.

In approving the Advisory Agreement, the Board especially reviewed Lazard's management style and long-term performance record with comparable funds. The Board noted that the Lazard Mid Cap Portfolio (Institutional Shares), which is also advised by Lazard, has substantially similar investment objectives, policies, and strategies as the Portfolio. As of September 30, 2005, the Lazard Mid Cap Portfolio (Institutional Shares) had outperformed the AIM Mid Cap Core Equity--Class A Shares and the Morningstar Mid-Cap Blend over the one- three- and five-year periods.

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

In considering the profitability to the Adviser of its relationship with the Portfolio, the Board noted that the fees under the Advisory Agreement were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board also relied on the ability of the Manager to negotiate the Advisory Agreement and the fees thereunder at arm's length. In addition, the Board noted that the terms of the Advisory Agreement and fees payable thereunder were comparable to the terms of advisory arrangements with other institutional clients of the Adviser. For each of the above reasons, the profitability to the Adviser from its relationship with the Portfolio was a not a material factor in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Adviser's management of the Portfolio to be a material factor in its consideration, although it was noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rate on assets above specified levels.

In connection with these considerations, the Board of Trustees determined that a sub-advisory arrangement between the Manager and Lazard was in the best interests of the Portfolio and its shareholders. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of Lazard with comparable funds, the Board (including a majority of Disinterested Trustees) determined approval of the Advisory Agreement was in the best interests of the Portfolio.

ADVISORY AGREEMENTS

The Board reapproved the Advisory Agreements for the Portfolios (except for the Van Kampen Comstock Portfolio and RCM Global Technology Portfolio, whose initial terms had not expired, and Cyclical Growth and Income ETF Portfolio, Cyclical Growth ETF Portfolio and Legg Mason Value Equity Portfolio, which recently commenced operations) at an in-person meeting held on November 8-9, 2005. The Board of Trustees reapproved the Advisory Agreement relating to each of the Portfolios based on a number of factors relating to each Adviser's ability to perform under its respective Advisory Agreement. These factors included: the Adviser's management style and long-term performance record with respect to each Portfolio; each Portfolio's performance record; the Adviser's current level of staffing and its overall resources; the Adviser's financial condition; the Adviser's compliance systems and any disciplinary history. With respect to each Adviser, the Board considered its compliance history as reflected in its Form ADV, as well as its compliance systems, as appropriate. The Board considered regulatory actions against an Advisor, settlements and ameliatory actions undertaken, as appropriate. The Disinterested Trustees were advised by independent legal counsel throughout the process.

FEES AND EXPENSES. The Board gave substantial consideration to the fees payable under each Advisory Agreement. In this connection, the Board evaluated each Adviser's costs and profitability (to the extent practicable) in serving as an Adviser to a Portfolio, including the costs associated with the personnel, systems and equipment necessary to perform its functions. The Board also examined the fees paid to each Adviser in light of fees paid to other subadvisers of comparable funds and the method of computing the Adviser's fee at various asset levels, including a comparative analysis of each Portfolio's advisory fee and total expenses with its respective peer group. After comparing the fees with those of comparable funds and in light of the quality and extent of services to be provided, and the costs to be incurred, by each Adviser, the Board concluded that the fee paid to each Adviser with respect to its Portfolio was fair and reasonable.

The Board also noted that each Adviser, through its relationship as an Adviser to a Portfolio, may engage in soft dollar transactions. While each Adviser selects brokers primarily on the basis of their execution capabilities, the direction of transactions may at times be based on the quality and amount of research such brokers provide. Further, the Board recognized that certain of the Advisers to the Portfolios are affiliated with registered broker-dealers and these broker-dealers may from time to time execute transactions on behalf of the Portfolios. The Board noted, however, that all Advisers must select brokers who meet the Trust's requirements for best execution. The Board concluded that the benefits accruing to each Adviser and its affiliates by virtue of the Adviser's relationship to the Portfolio are fair and reasonable.

PERFORMANCE. In reapproving the Advisory Agreements, as noted above, the Board considered each Portfolio's performance for the one-, three- and five-year periods or year-to-date, as applicable, as compared to each Portfolio's respective peer universe and noted that the Board reviews on a quarterly basis detailed information about each Portfolio/'/s performance results, portfolio composition and investment strategies. It further noted the Manager's expertise and resources in monitoring the performance, investment style and risk adjusted performance of each Adviser. The Board was mindful of the Manager's focus on each Adviser's performance.

PROFITABILITY. In considering the profitability to each Adviser of its relationship with the respective Portfolio, the Board noted that the fees under the Advisory Agreements were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board also relied on the ability of the Manager to negotiate the Advisory Agreements and the fees thereunder at arm's length. The Board compared subadvisory fees paid by other subadvisers unrelated to the Adviser and where information was available, to fees charged by the Adviser to manage portfolios not subject to regulation under the 1940 Act. The Board analyzed the reasonableness of the profitability of each Adviser to the extent that relevant data was available. While the Board found no indication of excessive profitability with respect to any Adviser, data was not available for all Advisers. Data was unaudited, and subject to varying methodology. Therefore, the Board placed more reliance on the fact that the agreements were negotiated at arm's length than on Adviser profitability. For similar reasons, the Board did not consider the potential economies of scale in the Advisers' management of the Portfolios to be a material factor in its consideration at this time, although it noted that the sub-advisory fee schedule for many of the Portfolios contain breakpoints that reduce the fee rate on assets above specified levels.

CONCLUSION. In considering the renewal of each Advisory Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of each Adviser, the Board determined approval of each Advisory Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved each Advisory Agreement.

                          MET INVESTORS SERIES TRUST

                                    PART C

                               OTHER INFORMATION

Item 15. Indemnification.

   The response to this item is incorporated by reference to "Liability and Indemnification of Trustees/Directors" under the caption "Comparative Information on Shareholders' Rights" in Part A of this Registration Statement.

   Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, Officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, Officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, Officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

   The Registrant, its Trustees and Officers, its investment adviser, and persons affiliated with them are insured under a policy of insurance maintained by the Registrant and its investment adviser, within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such Trustees or officers. The policy expressly excludes coverage for any Trustee or officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been adjudicated or may be established or who willfully fails to act prudently.

   The Management Agreement with Met Investors Advisory LLC (the "Manager") provides that the Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with the matters to which the Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence of the Manager in the performance of its duties or from reckless disregard by the Manager of its obligations under the Agreement.

Item 16. Exhibits:

1. Declaration of Trust. Incorporated by reference to Met Investors Series Trust's Registration Statement on Form N-1A filed on October 23, 2000, Registration No. 333-48456 ("Form N-1A Registration Statement").

2. By-Laws. Incorporated by reference to the Form N-1A Registration Statement.

3. Not applicable.

4. Agreement and Plan of Reorganization. Exhibit A to the Prospectus contained in Part A of this Registration Statement.

5. None other than as set forth in Exhibits 1 and 2.

6(a). Management Agreement between Met Investors Advisory Corp. (now known as Met Investors Advisory LLC) and Met Investors Series Trust. Incorporated by reference to Pre-Effective Amendment No. 1 to the Form N-1A Registration Statement filed with the SEC on January 5, 2001 ("Pre-Effective Amendment
No. 1").

6(b). Form of Amendment No. 13 to Management Agreement. Incorporated by reference to Post-Effective Amendment No. 21 to the Form N-1A Registration Statement filed with the SEC on October 28, 2005 ("Post-Effective Amendment No. 21").

6(c). Form of Investment Advisory Agreement between Legg Mason Capital Management, Inc. and Met Investors Advisory LLC with respect to the Legg Mason Value Equity Portfolio. Incorporated by reference to Post-Effective Amendment No. 21.

7(a). Form of Second Amended and Restated Distribution Agreement between Met Investors Series Trust and MetLife Investors Distribution Company with respect to the Class A shares. Incorporated by reference to Post-Effective Amendment No. 9 to the Form N-1A Registration Statement filed with the SEC on
February 14, 2003 ("Post-Effective Amendment No. 9").

7(b). Form of Second Amended and Restated Distribution Agreement between Met Investors Series Trust and MetLife Investors Distribution Company with respect to Class B shares. Incorporated by reference to Post-Effective Amendment No. 9.

7(c). Form of Amended and Restated Distribution Agreement between Met Investors Series Trust and MetLife Investors Distribution Company with respect to the Class E shares. Incorporated by reference to Post-Effective Amendment No. 9.

8. Not applicable.

9. Form of Custody Agreement between State Street Bank & Trust Company and Met Investors Series Trust. Incorporated by reference to Post-Effective Amendment No. 5 to the Form N-1A Registration Statement filed with the SEC on October 9, 2001.

10(a). Form of Rule 12b-1 Class B Distribution Plan. Incorporated by reference to the Form N-1A Registration Statement.

10(b). Form of Rule 12b-1 Class E Distribution Plan. Incorporated by reference to Post-Effective Amendment No. 3 to the Form N-1A Registration Statement filed with the SEC on May 18, 2001.

10(c). Multiple Class Plan. Incorporated by reference to the Form N-1A Registration Statement.

11. Opinion and consent of Sullivan & Worcester LLP. Incorporated by reference to the Form N-14AE Registration Statement filed with the SEC on February 3, 2006.

12. Tax opinion and consent of Sullivan & Worcester LLP. Filed herewith.


13. Not applicable.


14(a). Consent of Deloitte & Touche LLP with respect to MFS Investors Trust Portfolio. Filed herewith.

14(b). Consent of Deloitte & Touche LLP with respect to Legg Mason Value Equity Portfolio. Filed herewith.


15. Not applicable.


16. Powers of Attorney. Incorporated by reference to the Form N-14AE Registration Statement filed with the SEC on February 3, 2006.

17. Form of Proxy and Voting Instructions. Incorporated by reference to the Form N-14AE Registration Statement filed with the SEC on February 3, 2006.


Item 17. Undertakings.

   (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus that is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

   (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                  SIGNATURES


   As required by the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed on behalf of the Registrant, in the City of Irvine and State of California on the 13th day of March, 2006.


                                           MET INVESTORS SERIES TRUST

                                           By:    /s/ Elizabeth M. Forget
                                                  -----------------------------
                                           Name:  Elizabeth M. Forget
                                           Title: President


   As required by the Securities Act of 1933, the following persons have signed this Post-Effective Amendment No. 1 to the Registration Statement in the capacities indicated on the 13th day of March, 2006.


Signatures                                             Title
----------                                             -----
/s/ Elizabeth M. Forget                President, Trustee
-------------------------------------
Elizabeth M. Forget

/s/ Jeffrey A. Tupper                  Chief Financial Officer and Treasurer
-------------------------------------
Jeffrey A. Tupper

/s/ Stephen M. Alderman                Trustee
-------------------------------------
Stephen M. Alderman*

/s/ Jack R. Borsting                   Trustee
-------------------------------------
Jack R. Borsting*

/s/ Theodore A. Myers                  Trustee
-------------------------------------
Theodore A. Myers*

/s/ Tod H. Parrott                     Trustee
-------------------------------------
Tod H. Parrott*

/s/ Dawn M. Vroegop                    Trustee
-------------------------------------
Dawn M. Vroegop*

/s/ Roger T. Wickers                   Trustee
-------------------------------------
Roger T. Wickers*


*By: /s/ Robert N. Hickey
     -------------------------
     Robert N. Hickey
     Attorney-in-fact

                                 EXHIBIT INDEX


Exhibit No.
-----------
12          Tax opinion and consent of Sullivan & Worcester LLP.

14(a) Consent of Deloitte & Touche LLP with respect to MFS Investors Trust Portfolio.

14(b) Consent of Deloitte & Touche LLP with respect to Legg Mason Value Equity Portfolio.